UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-05028

PIMCO Funds

(Exact name of registrant as specified in charter)

650 Newport Center Drive, Newport Beach, CA 92660

(Address of principal executive office)

Bijal Y. Parikh

Treasurer (Principal Financial & Accounting Officer)

PIMCO Funds

650 Newport Center Drive, Newport Beach, CA 92660

(Name and address of agent for service)

Copies to:

Brendan C. Fox

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Registrant’s telephone number, including area code: (888) 877-4626

Date of fiscal year end: March 31

Date of reporting period: March 31, 2021

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

EXPLANATORY NOTE

The Registrant is filing this Certified Shareholder Report on Form N-CSR in two (2) separate submissions due to file size limitations on EDGAR submissions. This submission provides the information required by Item 1 for a limited number of the Registrant’s reports transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (the “Act”) (17 CFR 270.30e-1). The companion submission to this Certified Shareholder Report on Form N-CSR will follow immediately and will provide the information required by Item 1 for the other reports transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1). Apart from Items 1 and 6, the companion submission will be identical in all material respects to this initial filing.

Item 1.	Reports to Shareholders.

The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Act”) (17 CFR 270.30e-1).

Filed under this submission on Form N-CSR:

•	PIMCO Funds—Asset Allocation Funds
•	PIMCO Funds—Bond Funds
•	PIMCO Funds—Credit Bond Funds
•	PIMCO Funds—Fundamental Index Funds
•	PIMCO Funds—International Bond Funds
•	PIMCO Funds—Municipal Value Funds
•	PIMCO Funds—PIMCO All Asset Fund and PIMCO All Asset All Authority Fund
•	PIMCO Funds—PIMCO Climate Bond Fund
•	PIMCO Funds—PIMCO CommoditiesPLUS® Strategy Fund
•	PIMCO Funds—PIMCO CommodityRealReturn Strategy Fund®
•	PIMCO Funds—PIMCO Emerging Markets Local Currency and Bond Fund
•	PIMCO Funds—PIMCO High Yield Fund
•	PIMCO Funds—PIMCO Income Fund

To be filed under the immediately following companion submission on Form N-CSR:

•	PIMCO Funds—PIMCO International Bond Fund (U.S. Dollar-Hedged)
•	PIMCO Funds—PIMCO Investment Grade Credit Bond Fund
•	PIMCO Funds—PIMCO Low Duration Fund
•	PIMCO Funds—PIMCO Real Return Fund
•	PIMCO Funds—PIMCO Short-Term Fund
•	PIMCO Funds—PIMCO Total Return Fund
•	PIMCO Funds—PIMCO TRENDS Managed Futures Strategy Fund
•	PIMCO Funds—Private Account Portfolio Series
•	PIMCO Funds—Private Account Portfolio Series – All Asset Funds
•	PIMCO Funds—Real Return Strategy Funds
•	PIMCO Funds—Short Duration Strategy Funds
•	PIMCO Funds—StocksPLUS® Funds
•	PIMCO Funds—Tax-Efficient Strategy Funds

PIMCO FUNDS

Annual Report

March 31, 2021

Asset Allocation Funds

PIMCO Multi-Strategy Alternative Fund

PIMCO Global Core Asset Allocation Fund

As permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website, pimco.com/literature, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by visiting pimco.com/edelivery or by contacting your financial intermediary, such as a broker-dealer or bank.

You may elect to receive all future reports in paper free of charge. If you own these shares through a financial intermediary, such as a broker-dealer or bank, you may contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by calling 888.87.PIMCO (888.877.4626). Your election to receive reports in paper will apply to all funds held with the fund complex if you invest directly with the Fund or to all funds held in your account if you invest through a financial intermediary, such as a broker-dealer or bank.

(1)	Consolidated Schedule of Investments

This material is authorized for use only when preceded or accompanied by the current PIMCO Funds prospectuses. The Shareholder Reports for the other series of the PIMCO Funds are printed separately.

Chairman’s Letter

Dear Shareholder,

We hope that you and your family are staying safe and healthy during these challenging times. We continue to work tirelessly to navigate markets and manage the assets that you have entrusted with us. Following this letter is the PIMCO Funds Annual Report, which covers the 12-month reporting period ended March 31, 2021. On the subsequent pages, you will find specific details regarding investment results and discussion of the factors that most affected performance during the reporting period.

For the 12-month reporting period ended March 31, 2021

The global economy was severely impacted by the repercussions related to the COVID-19 pandemic. Looking back, second-quarter 2020 U.S. annualized gross domestic product (“GDP”) growth was -31.4%. This represented the steepest quarterly decline on record. With the economy reopening, third-quarter 2020 GDP growth was 33.4%, the largest quarterly increase on record. GDP growth was then 4.3% during the fourth quarter of 2020. The Commerce Department’s initial reading for first-quarter 2021 GDP growth — released after the reporting period ended — was 6.4%.

The Federal Reserve (the “Fed”) took unprecedented actions to support the economy and keep markets functioning properly. In early March 2020, before the reporting period began, the Fed lowered the federal funds rate to a range between 1.00% and 1.25%. Later in the month, the Fed lowered the rate to a range between 0.00% and 0.25%. On March 23, the Fed announced that it would make unlimited purchases of Treasury and mortgage securities and, for the first time, it would purchase corporate bonds on the open market. In August 2020, Fed Chair Jerome Powell said the central bank had changed how it viewed the trade-off between lower unemployment and higher inflation. Per Powell’s statement, the Fed’s new approach to setting U.S. monetary policy will entail letting inflation run higher, which could mean that interest rates remain low for an extended period. Meanwhile, in March 2020, the U.S. government passed a total of roughly $2.8 trillion in fiscal stimulus measures to aid the economy. A subsequent $900 billion stimulus package was finalized in December 2020, and a $1.9 trillion stimulus package was finalized in February 2021. Finally, the Biden administration unveiled a $2.25 trillion infrastructure spending proposal in late March 2021.

Economies outside the U.S. were also significantly impacted by the pandemic but are expected to improve in 2021. In its April 2021 World Economic Outlook Update — released after the reporting period ended — the International Monetary Fund (“IMF”) stated that it expects 2021 GDP growth in the eurozone, U.K. and Japan will be 4.4%, 5.3% and 3.3%, respectively. For comparison purposes, the GDP growth of these economies was projected to be -6.6%, -9.9% and -4.8%, respectively, in 2020.

2	PIMCO ASSET ALLOCATION FUNDS

Against this backdrop, central banks and governments around the world took a number of aggressive actions. Looking back, in March 2020, the European Central Bank (the “ECB”) unveiled a new €750 billion bond-buying program, which was subsequently expanded by another €600 billion in June 2020. In July, the European Union agreed on a €1.8 trillion spending package to bolster its economy. In December 2020, the ECB expanded its monetary stimulus program by another €500 billion. The Bank of England reduced its key lending rate to 0.10% — a record low — in March, added £100 billion to its quantitative easing program in June and increased its bond-buying program by £150 billion to £895 billion in November. Finally, toward the end of the year, the U.K. and the European Union agreed to a long-awaited Brexit deal. Elsewhere, the Bank of Japan maintained its short-term interest rate at -0.10%, while increasing the target for its holdings of corporate bonds to ¥4.2 trillion from ¥3.2 trillion. In May 2020, the Japanese government doubled its stimulus measures with a ¥117 trillion package. Finally, in December 2020, the Bank of Japan announced a new ¥73.6 trillion stimulus package.

Short-term U.S. Treasury yields edged lower, whereas long-term yields moved sharply higher, albeit from a very low level during the reporting period. The yield on the benchmark 10-year U.S. Treasury note was 1.74% at the end of the reporting period, versus 0.70% on March 31, 2020. The Bloomberg Barclays Global Treasury Index (USD Hedged), which tracks fixed-rate, local currency government debt of investment grade countries, including both developed and emerging markets, returned -1.03%. Meanwhile, the Bloomberg Barclays Global Aggregate Credit Index (USD Hedged), a widely used index of global investment grade credit bonds, returned 7.98%. Riskier fixed income asset classes, including high yield corporate bonds and emerging market debt, produced stronger returns. The ICE BofAML Developed Markets High Yield Constrained Index (USD Hedged), a widely used index of below-investment-grade bonds, returned 23.34%, whereas emerging market external debt, as represented by the JPMorgan Emerging Markets Bond Index (EMBI) Global (USD Hedged), returned 14.29%. Emerging market local bonds, as represented by the JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged), returned 13.03%.

Despite the headwinds from the pandemic and periods of volatility, global equities produced exceptionally strong results. All told, U.S. equities, as represented by the S&P 500 Index, returned 56.35%, fueled in our view by accommodative monetary and fiscal policy and improved investor sentiment after positive COVID-19 vaccine news. Global equities, as represented by the MSCI World Index, returned 54.03%, whereas emerging market equities, as measured by the MSCI Emerging Markets Index, returned 58.39%. Meanwhile, Japanese equities, as represented by the Nikkei 225 Index (in JPY), returned 56.62%, and European equities, as represented by the MSCI Europe Index (in EUR), returned 35.32%.

Commodity prices were volatile but moved higher overall. When the reporting period began, Brent crude oil was approximately $22 a barrel but ended the reporting period

ANNUAL REPORT	MARCH 31, 2021	3

Chairman’s Letter (Cont.)

at roughly $63 a barrel. We believe that oil prices rallied because producers reduced their output and investors anticipated stronger demand as global growth improved. Elsewhere, copper and gold prices also moved higher.

Finally, there were also periods of volatility in the foreign exchange markets, in our view due to fluctuating economic growth, trade conflicts and changing central bank monetary policies, along with the U.S. elections and several geopolitical events. The U.S. dollar weakened against several major currencies. For example, the U.S. dollar returned -6.34% and -10.97% versus the euro and the British pound, respectively. However, the U.S. dollar appreciated 2.87% versus the Japanese yen.

Thank you for the assets you have placed with us. We deeply value your trust, and we will continue to work diligently to meet your broad investment needs. For any questions regarding your PIMCO Funds investments, please contact your account manager or call one of our shareholder associates at (888) 87-PIMCO. We also invite you to visit our website at pimco.com to learn more about our viewpoints.

Stay safe and healthy, Peter G. Strelow Chairman of the Board PIMCO Funds

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income distributions and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an unmanaged index.

4	PIMCO ASSET ALLOCATION FUNDS

Important Information About the Funds

PIMCO Funds (the “Trust”) is an open-end management investment company that includes the PIMCO Multi-Strategy Alternative Fund and PIMCO Global Core Asset Allocation Fund (each a “Fund” and collectively, the “Funds”).

The PIMCO Multi-Strategy Alternative Fund will invest at least 75% of its net assets in Institutional Class or Class M shares of any funds of the Trust and PIMCO Equity Series, an affiliated open-end investment company, except funds of funds and series of the Trust sub-advised by Gurtin Municipal Bond Management, or shares of any funds of the PIMCO ETF Trust, an affiliated investment company. The PIMCO Global Core Asset Allocation Fund may invest its assets in Institutional Class or Class M shares of any funds of the Trust and PIMCO Equity Series, except funds of funds and series of the Trust sub-advised by Gurtin Municipal Bond Management. These underlying investments are referred to as “Underlying PIMCO Funds.”

The PIMCO Multi-Strategy Alternative Fund may also invest its respective assets in other affiliated and unaffiliated funds. The PIMCO Global Core Asset Allocation Fund also may invest its respective assets in other affiliated funds, including funds of PIMCO ETF Trust, and unaffiliated funds. These underlying investments, together with the Underlying PIMCO Funds, are referred to as “Acquired Funds.” The cost of investing in these Funds will generally be higher than the cost of investing in a mutual fund that invests directly in individual stocks and bonds.

We believe that equity funds and bond funds have an important role to play in a well-diversified investment portfolio. It is important to note, however, that equity funds and bond funds are subject to notable risks.

Among other things, equity and equity-related securities may decline in value due to both real and perceived general market, economic, and industry conditions. The values of equity securities, such as common stocks and preferred securities, have historically risen and fallen in periodic cycles and may decline due to general market conditions, which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. Equity securities may also decline due to factors that affect a particular industry or industries, such as labor shortages, increased production costs and competitive conditions within an industry. In addition, the value of an equity security may decline for a number of reasons that directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services, as well as the historical and prospective earnings of the issuer and the value of its assets. Different types of equity securities may react differently to these developments and a change in the financial condition of a single issuer may affect securities markets as a whole.

During a general downturn in the securities markets, multiple asset classes, including equity securities, may decline in value simultaneously. The market price of equity securities owned by a Fund may go up or down, sometimes rapidly or unpredictably. Equity securities generally have greater price volatility than fixed income securities and common stocks generally have the greatest appreciation and depreciation potential of all corporate securities.

Bond funds and fixed income securities are subject to a variety of risks, including interest rate risk, liquidity risk and market risk. In an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed income securities and other instruments held by a Fund are likely to decrease in value. A wide variety of factors can cause interest rates or yields of U.S. Treasury securities (or yields of other types of bonds) to rise (e.g.,

ANNUAL REPORT	MARCH 31, 2021	5

Important Information About the Funds (Cont.)

central bank monetary policies, inflation rates, general economic conditions, etc.). In addition, changes in interest rates can be sudden and unpredictable, and there is no guarantee that Fund management will anticipate such movement accurately. The Funds may lose money as a result of movements in interest rates.

As of the date of this report, interest rates in the United States and many parts of the world, including certain European countries, are at or near historically low levels. Thus, bond funds currently face a heightened level of risk associated with rising interest rates and/or bond yields. This could be driven by a variety of factors, including but not limited to central bank monetary policies, changing inflation or real growth rates, general economic conditions, increasing bond issuances or reduced market demand for low yielding investments. Further, while bond markets have steadily grown over the past three decades, dealer inventories of corporate bonds are near historic lows in relation to market size. As a result, there has been a significant reduction in the ability of dealers to “make markets.”

Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets or negatively impact a Fund’s performance or cause a Fund to incur losses. As a result, a Fund may experience increased shareholder redemptions, which, among other things, could further reduce the net assets of the Fund.

The Funds may be subject to various risks as described in each Fund’s prospectus and in the Principal and Other Risks in the Notes to Financial Statements.

Classifications of Fund portfolio holdings in this report are made according to financial reporting standards. The classification of a particular portfolio holding as shown in the Allocation Breakdown and Schedule of Investments sections of this report may differ from the classification used for a Fund’s compliance calculations, including those used in a Fund’s prospectus, investment objectives, regulatory, and other investment limitations and policies, which may be based on different asset class, sector or geographical classifications. All Funds are separately monitored for compliance with respect to prospectus and regulatory requirements.

The geographical classification of foreign (non-U.S.) securities in this, if any, report are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

Beginning in January 2020, global financial markets have experienced and may continue to experience significant volatility resulting from the spread of a novel coronavirus known as COVID-19. The outbreak of COVID-19 has resulted in travel and border restrictions, quarantines, supply chain disruptions, lower consumer demand and general market uncertainty. The effects of COVID-19 have and may continue to adversely affect the global economy, the economies of certain nations and individual issuers, all of which may negatively impact the Funds’ performance. In addition, COVID-19 and governmental responses to COVID-19 may negatively impact the capabilities of the Funds’ service providers and disrupt the Funds’ operations.

6	PIMCO ASSET ALLOCATION FUNDS

The United States’ enforcement of restrictions on U.S. investments in certain issuers and tariffs on goods from other countries, each with a focus on China, has contributed to international trade tensions and may impact portfolio securities (and/or portfolio securities of Underlying PIMCO Funds or Acquired Funds, as applicable).

The United Kingdom’s withdrawal from the European Union may impact Fund returns. The withdrawal may cause substantial volatility in foreign exchange markets, lead to weakness in the exchange rate of the British pound, result in a sustained period of market uncertainty, and destabilize some or all of the other European Union member countries and/or the Eurozone.

The Funds may invest in certain instruments that rely in some fashion upon the London Interbank Offered Rate (“LIBOR”). LIBOR is an average interest rate, determined by the ICE Benchmark Administration, that banks charge one another for the use of short-term money. The United Kingdom’s Financial Conduct Authority, which regulates LIBOR, has announced plans to ultimately phase out the use of LIBOR. There remains uncertainty regarding future utilization of LIBOR and the nature of any replacement rate (e.g., the Secured Overnight Financing Rate, which is intended to replace U.S. dollar LIBOR and measures the cost of overnight borrowings through repurchase agreement transactions collateralized with U.S. Treasury securities). Any potential effects of the transition away from LIBOR on a Fund or on certain instruments in which a Fund invests can be difficult to ascertain, and they may vary depending on a variety of factors. The transition may also result in a reduction in the value of certain instruments held by a Fund or a reduction in the effectiveness of related Fund transactions such as hedges. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses to a Fund.

On each individual Fund Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that any dividend and capital gain distributions were reinvested. The Cumulative Returns chart and Average Annual Total Return table reflect any sales load that would have applied at the time of purchase or any Contingent Deferred Sales Charge (“CDSC”) that would have applied if a full redemption occurred on the last business day of the period shown in the Cumulative Returns chart. Class A shares are subject to an initial sales charge. A CDSC may be imposed in certain circumstances on Class A shares that are purchased without an initial sales charge and then redeemed during the first 12 months after purchase. Class C shares are subject to a 1% CDSC, which may apply in the first year. The Cumulative Returns chart reflects only Institutional Class performance. Performance for I-2, Class A and Class C shares, if applicable, is typically lower than Institutional Class performance due to the lower expenses paid by Institutional Class shares. Performance shown is net of fees and expenses. The minimum initial investment amount for Institutional Class and I-2 shares is $1,000,000. The minimum initial investment amount for Class A and Class C shares is $1,000. Each Fund measures its performance against at least one broad-based securities market index (“benchmark index”) and a Lipper Average, which is calculated by Lipper, Inc. (“Lipper”), a Thomson Reuters company, and represents the total return performance averages of funds that are tracked by Lipper that have the same fund classification. Benchmark indexes do not take into account fees, expenses or taxes. A Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. There is no assurance that any Fund, including any Fund that has experienced high or unusual performance for one or more periods, will experience similar levels of performance in the future. High performance is defined as a significant increase in either 1) a Fund’s total return in excess of that of the Fund’s benchmark between reporting periods or 2) a Fund’s total return in

ANNUAL REPORT	MARCH 31, 2021	7

Important Information About the Funds (Cont.)

excess of the Fund’s historical returns between reporting periods. Unusual performance is defined as a significant change in a Fund’s performance as compared to one or more previous reporting periods. Historical performance for the Funds or a share class thereof may have been positively impacted by fee waivers or expense limitations in place during some or all of the periods shown, if applicable. Future performance (including total return or yield) and distributions may be negatively impacted by the expiration or reduction of any such fee waivers or expense limitations.

The following table discloses the inception dates of each Fund and its respective share classes along with each Fund’s diversification status as of period end:

Fund Name	Fund Inception	Institutional Class	I-2	Class A	Class C	Diversification Status

PIMCO Multi-Strategy Alternative Fund	12/30/14	12/30/14	12/30/14	12/30/14	—	Diversified

PIMCO Global Core Asset Allocation Fund	10/29/08	10/29/08	10/29/08	10/29/08	10/29/08	Diversified

An investment in a Fund is not a bank deposit and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in a Fund.

The Trustees are responsible generally for overseeing the management of the Trust. The Trustees authorize the Trust to enter into service agreements with the Adviser, the Distributor, the Administrator and other service providers in order to provide, and in some cases authorize service providers to procure through other parties, necessary or desirable services on behalf of the Trust and the Funds. Shareholders are not parties to or third-party beneficiaries of such service agreements. Neither a Fund’s prospectus nor a Fund’s summary prospectus, the Trust’s Statement of Additional Information (“SAI”), any contracts filed as exhibits to the Trust’s registration statement, nor any other communications, disclosure documents or regulatory filings (including this report) from or on behalf of the Trust or a Fund creates a contract between or among any shareholder of a Fund, on the one hand, and the Trust, a Fund, a service provider to the Trust or a Fund, and/or the Trustees or officers of the Trust, on the other hand. The Trustees (or the Trust and its officers, service providers or other delegates acting under authority of the Trustees) may amend the most recent prospectus or use a new prospectus, summary prospectus or SAI with respect to a Fund or the Trust, and/or amend, file and/or issue any other communications, disclosure documents or regulatory filings, and may amend or enter into any contracts to which the Trust or a Fund is a party, and interpret the investment objective(s), policies, restrictions and contractual provisions applicable to any Fund, without shareholder input or approval, except in circumstances in which shareholder approval is specifically required by law (such as changes to fundamental investment policies) or where a shareholder approval requirement is specifically disclosed in the Trust’s then-current prospectus or SAI.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Funds. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of each Fund, and information about how each Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30th, are available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Funds’ website at www.pimco.com, and on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

8	PIMCO ASSET ALLOCATION FUNDS

The Funds file portfolio holdings information with the SEC on Form N-PORT within 60 days of the end of each fiscal quarter. The Funds’ complete schedules of securities holdings as of the end of each fiscal quarter will be made available to the public on the SEC’s website at www.sec.gov and on PIMCO’s website at www.pimco.com, and will be made available, upon request by calling PIMCO at (888) 87-PIMCO.

The SEC has adopted a rule that allows the Funds to fulfill their obligation to deliver shareholder reports to investors by providing access to such reports online free of charge and by mailing a notice that the report is electronically available. Pursuant to the rule, investors may elect to receive all future reports in paper free of charge by contacting their financial intermediary or, if invested directly with a Fund, investors can inform the Fund by calling (888) 87-PIMCO. Any election to receive reports in paper will apply to all funds held with the fund complex if invested directly with a Fund or to all funds held in the investor’s account if invested through a financial intermediary.

In August 2020, the SEC proposed changes to the mutual fund and ETF shareholder report and registration statement disclosure requirements and the registered fund advertising rules, which, if adopted, will change the disclosures provided to shareholders.

In October 2020, the SEC adopted a rule related to the use of derivatives, short sales, reverse repurchase agreements and certain other transactions by registered investment companies that rescinds and withdraws the guidance of the SEC and its staff regarding asset segregation and cover transactions. Subject to certain exceptions, and after an eighteen-month transition period, the rule requires funds to trade derivatives and other transactions that create future payment or delivery obligations (except reverse repurchase agreements and similar financing transactions) subject to a value-at-risk leverage limit, certain derivatives risk management program and reporting requirements. These requirements may limit the ability of the Funds to use derivatives and reverse repurchase agreements and similar financing transactions as part of their investment strategies and may increase the cost of the Funds’ investments and cost of doing business, which could adversely affect investors.

In October 2020, the SEC adopted a rule regarding the ability of a fund to invest in other funds. The rule allows a fund to acquire shares of another fund in excess of certain limitations currently imposed by the Investment Company Act of 1940 (the “Act”) without obtaining individual exemptive relief from the SEC, subject to certain conditions. The rule also included the rescission of certain exemptive relief from the SEC and guidance from the SEC staff for funds to invest in other funds. The impact that these changes may have on the Funds is uncertain.

In December 2020, the SEC adopted a rule addressing fair valuation of fund investments. The new rule sets forth requirements for good faith determinations of fair value as well as for the performance of fair value determinations, including related oversight and reporting obligations. The new rule also defines “readily available market quotations” for purposes of the definition of “value” under the Act, and the SEC noted that this definition will apply in all contexts under the Act. The SEC adopted an eighteen-month transition period beginning from the effective date for both the new rule and the associated new recordkeeping requirements. The impact of the new rule on the Funds is uncertain at this time.

ANNUAL REPORT	MARCH 31, 2021	9

PIMCO Multi-Strategy Alternative Fund

Cumulative Returns Through March 31, 2021

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Average Annual Total Return for the period ended March 31, 2021

	1 Year	5 Years	Fund Inception (12/30/14)
PIMCO Multi-Strategy Alternative Fund Institutional Class	10.27%	2.91%	2.15%
PIMCO Multi-Strategy Alternative Fund I-2	10.06%	2.79%	2.05%
PIMCO Multi-Strategy Alternative Fund Class A	9.80%	2.47%	1.76%
PIMCO Multi-Strategy Alternative Fund Class A (adjusted)	5.64%	1.69%	1.13%
3 Month USD LIBOR	0.56%	1.49%	1.26%
Alternative Multi-Strategy Funds Average	16.17%	3.21%	2.49%♦

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

♦ Average annual total return since 12/31/2014.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares. For performance current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

The Fund’s total annual operating expense ratio in effect as of period end, which includes the Acquired Fund Fees and Expenses (Underlying PIMCO Fund expenses), were 2.19% for Institutional Class shares, 2.29% for I-2 shares, and 2.59% for Class A shares. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

10	PIMCO ASSET ALLOCATION FUNDS

Institutional Class - PXAIX	Class A - PXAAX
I-2 - PXAPX

Top Holdings as of March 31, 2021†§

PIMCO Credit Opportunities Bond Fund	23.6%
PIMCO Mortgage Opportunities and Bond Fund	19.8%
PIMCO Dynamic Bond Fund	15.6%
PIMCO TRENDS Managed Futures Strategy Fund	15.2%
PIMCO RAE Worldwide Long/Short PLUS Fund	10.0%
PIMCO RealEstateRealReturn Strategy Fund	2.0%
PIMCO Preferred and Capital Securities Fund	1.6%
PIMCO CommoditiesPLUS® Strategy Fund	1.2%

†	% of Investments, at value.
§	Top Holdings and % of Investments exclude securities sold short, financial derivative instruments and short-term instruments, if any.

Investment Objective and Strategy Overview

PIMCO Multi-Strategy Alternative Fund seeks maximum total return, consistent with prudent investment management, by investing under normal circumstances in multiple alternative strategies, which may be represented by a combination of affiliated and unaffiliated funds, which may or may not be registered under the Investment Company Act of 1940, as amended (the “1940 Act”), Fixed Income Instruments, equity securities, forwards or derivatives, such as options, futures contracts or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following affected performance (on a gross basis) during the reporting period:

»	Allocations to opportunistic strategies, achieved primarily through the RealEstateRealReturn and CommoditiesPLUS Funds, contributed to performance, as the Funds had positive returns.

»	Allocations to global absolute return fixed income strategies, achieved primarily through the PIMCO Dynamic Bond Fund, contributed to performance, as the Fund had positive returns.

»	Allocations to mortgage relative value strategies, achieved primarily through the PIMCO Mortgage Opportunities and Bond Fund, contributed to performance, as the Fund had positive returns.
»	Allocations to credit relative value strategies, achieved primarily through the Credit Opportunities Bond Fund, contributed to performance, as the underlying Fund had positive returns

»	Allocations to managed futures strategy, achieved through PIMCO Trends Managed Futures Fund contributed to performance, as the underlying Fund had positive returns

»

Allocations to the Global Equity Market Neutral Strategy, via total return swaps, detracted from performance, as the PIMCO Multi-Factor Long Equity Strategy underperformed the PIMCO Multi-Factor Short Equity Strategy.

ANNUAL REPORT	MARCH 31, 2021	11

PIMCO Global Core Asset Allocation Fund

Cumulative Returns Through March 31, 2021

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Average Annual Total Return for the period ended March 31, 2021

	1 Year	5 Years	10 Years	Fund Inception (10/29/08)
PIMCO Global Core Asset Allocation Fund Institutional Class	38.21%	9.36%	4.68%	6.60%
PIMCO Global Core Asset Allocation Fund I-2	38.06%	9.26%	4.58%	6.50%
PIMCO Global Core Asset Allocation Fund Class A	37.47%	8.86%	4.13%	6.03%
PIMCO Global Core Asset Allocation Fund Class A (adjusted)	29.94%	7.64%	3.54%	5.70%
PIMCO Global Core Asset Allocation Fund Class C	36.47%	8.04%	3.34%	5.24%
PIMCO Global Core Asset Allocation Fund Class C (adjusted)	35.47%	8.04%	3.34%	5.24%
60% MSCI All Country World Index (ACWI) and 40% Bloomberg Barclays Global Aggregate USD Hedged Index	31.19%	9.42%	7.30%	8.84%
MSCI All Country World Index	54.60%	13.21%	9.14%	11.43%
Lipper Alternative Global Macro Funds Average	23.54%	5.32%	3.72%	5.24%♦

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

♦ Average annual total return since 10/31/2008.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares and 1.00% CDSC on Class C shares. For performance current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

The Fund’s total annual operating expense ratio in effect as of period end, which includes the Acquired Fund Fees and Expenses (Commodity Subsidiary and Underlying PIMCO Fund expenses), were 1.71% for Institutional Class shares, 1.81% for I-2 shares, 2.16% for Class A shares, and 2.91% for Class C shares. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

12	PIMCO ASSET ALLOCATION FUNDS

Institutional Class - PGAIX	Class A - PGMAX
I-2 - PGAPX	Class C - PGMCX

Allocation Breakdown as of March 31, 2021†§

Short-Term Instruments‡	32.6%
Mutual Funds	18.6%
Sovereign Issues	16.1%
Corporate Bonds & Notes	15.6%
Real Estate Investment Trusts	4.6%
Common Stocks	4.3%
Asset-Backed Securities	2.7%
U.S. Treasury Obligations	2.4%
Non-Agency Mortgage-Backed Securities	1.8%
Other	1.3%

†	% of Investments, at value.
§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.
‡	Includes Central Funds Used for Cash Management Purposes.

Investment Objective and Strategy Overview

PIMCO Global Core Asset Allocation Fund seeks total return which exceeds that of a blend of 60% MSCI All Country World Index/40% Bloomberg Barclays Global Aggregate Index (USD Hedged) by investing under normal circumstances in a combination of affiliated and unaffiliated funds, which may or may not be registered under the Investment Company Act of 1940, as amended, Fixed Income Instruments, equity securities, forwards and derivatives. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following affected performance (on a gross basis) during the reporting period:

»	Overweight exposure to U.S. equities contributed to relative performance, as those securities prices generally increased.

»	Overweight exposure to securitized fixed income, particularly to non-Agency mortgage-backed securities, contributed to relative performance, as these securities prices generally increased.

»	Overall overweight exposure to investment grade credit contributed to performance, as these securities prices generally increased.
»	Underweight exposure to Canadian equities detracted from relative performance, as these securities prices generally increased.

»	Overweight exposure to U.S. duration, particularly in the belly of the U.S. yield curve, detracted from relative performance, as the belly of the U.S. yield curve rose over the period.

»	Relative value real estate investment trusts strategies detracted from relative performance, as long exposure to certain single name securities outperformed short exposure to the broad index.

ANNUAL REPORT	MARCH 31, 2021	13

Expense Examples

Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and exchange fees and (2) ongoing costs, including investment advisory fees, supervisory and administrative fees, distribution and/or service (12b-1) fees (if applicable), and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for all Funds and share classes is from October 1, 2020 to March 31, 2021 unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the appropriate row for your share class, in the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any Acquired Fund Fees and Expenses or transactional costs, such as sales charges (loads) on purchase payments and exchange fees, if any. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the investment advisory fees and supervisory and administrative fees, such as fees and expenses of the independent trustees and their counsel, extraordinary expenses and interest expense.

14	PIMCO ASSET ALLOCATION FUNDS

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (10/01/20)	Ending Account Value (03/31/21)	Expenses Paid During Period*	Beginning Account Value (10/01/20)	Ending Account Value (03/31/21)	Expenses Paid During Period*	Net Annualized Expense Ratio**
PIMCO Multi-Strategy Alternative Fund
Institutional Class	$1,000.00	$1,056.40	$2.36	$1,000.00	$1,022.64	$2.32	0.46%
I-2	1,000.00	1,055.40	2.87	1,000.00	1,022.14	2.82	0.56
Class A	1,000.00	1,054.20	4.40	1,000.00	1,020.64	4.33	0.86

PIMCO Global Core Asset Allocation Fund (Consolidated)
Institutional Class	$1,000.00	$1,124.50	$4.56	$1,000.00	$1,020.64	$4.33	0.86%
I-2	1,000.00	1,123.30	5.08	1,000.00	1,020.14	4.84	0.96
Class A	1,000.00	1,121.00	6.93	1,000.00	1,018.40	6.59	1.31
Class C	1,000.00	1,117.50	10.88	1,000.00	1,014.66	10.35	2.06

* Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

** Net Annualized Expense Ratio is reflective of any applicable contractual fee waivers and/or expense reimbursements or voluntary fee waivers. Details regarding fee waivers, if any, can be found in Note 9, Fees and Expenses, in the Notes to Financial Statements.

ANNUAL REPORT	MARCH 31, 2021	15

Benchmark Descriptions

Index*	Benchmark Description

3 Month USD LIBOR	The 3 Month USD LIBOR (London Interbank Offered Rate) is an average interest rate, determined by the ICE Benchmark Administration, that banks charge one another for the use of short-term money (3 months) in England’s Eurodollar market.

60% MSCI All Country World Index (ACWI) and 40% Bloomberg Barclays Global Aggregate USD Hedged Index	The benchmark is a blend of 60% MSCI All Country World Index (ACWI) and 40% Bloomberg Barclays Global Aggregate USD Hedged Index. The MSCI All Country World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The Index consists of 47 country indices comprising 23 developed and 24 emerging market country indices. Bloomberg Barclays Global Aggregate (USD Hedged) Index provides a broad-based measure of the global investment-grade fixed income markets. The three major components of this index are the U.S. Aggregate, the Pan-European Aggregate, and the Asian-Pacific Aggregate Indices. The index also includes Eurodollar and Euro-Yen corporate bonds, Canadian Government securities, and USD investment grade 144A securities.

MSCI All Country World Index	The MSCI All Country World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The Index consists of a group of country indices comprising developed and emerging market country indices.

*	It is not possible to invest directly in an unmanaged index.

16	PIMCO ASSET ALLOCATION FUNDS

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ANNUAL REPORT	MARCH 31, 2021	17

Financial Highlights

		Investment Operations			Less Distributions(c)

Selected Per Share Data for the Year Ended^:	Net Asset Value Beginning of Year(a)	Net Investment Income (Loss)(b)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total

PIMCO Multi-Strategy Alternative Fund

Institutional Class

03/31/2021	$9.12	$0.28	$0.65	$0.93	$0.00	$(0.09)	$0.00	$(0.09)

03/31/2020	9.97	0.33	(0.96)	(0.63)	(0.22)	0.00	0.00	(0.22)

03/31/2019	9.79	0.25	0.16	0.41	(0.23)	0.00	0.00	(0.23)

03/31/2018	9.82	0.33	(0.14)	0.19	(0.17)	0.00	(0.05)	(0.22)

03/31/2017	9.72	0.28	0.24	0.52	(0.40)	0.00	(0.02)	(0.42)

I-2

03/31/2021	9.11	0.31	0.60	0.91	0.00	(0.09)	0.00	(0.09)

03/31/2020	9.96	0.32	(0.96)	(0.64)	(0.21)	0.00	0.00	(0.21)

03/31/2019	9.78	0.28	0.12	0.40	(0.22)	0.00	0.00	(0.22)

03/31/2018	9.82	0.32	(0.15)	0.17	(0.16)	0.00	(0.05)	(0.21)

03/31/2017	9.72	0.26	0.26	0.52	(0.40)	0.00	(0.02)	(0.42)

Class A

03/31/2021	9.15	0.24	0.65	0.89	0.00	(0.09)	0.00	(0.09)

03/31/2020	10.02	0.30	(0.98)	(0.68)	(0.19)	0.00	0.00	(0.19)

03/31/2019	9.83	0.14	0.23	0.37	(0.18)	0.00	0.00	(0.18)

03/31/2018	9.87	0.27	(0.12)	0.15	(0.14)	0.00	(0.05)	(0.19)

03/31/2017	9.78	0.23	0.25	0.48	(0.37)	0.00	(0.02)	(0.39)

PIMCO Global Core Asset Allocation Fund (Consolidated)

Institutional Class

03/31/2021	$10.80	$0.14	$3.85	$3.99	$(1.21)	$0.00	$0.00	$(1.21)

03/31/2020	12.58	0.34	(1.50)	(1.16)	(0.62)	0.00	0.00	(0.62)

03/31/2019	12.55	0.30	0.12	0.42	(0.34)	0.00	(0.05)	(0.39)

03/31/2018	11.77	0.29	0.73	1.02	(0.24)	0.00	0.00	(0.24)

03/31/2017	10.82	0.28	0.92	1.20	(0.25)	0.00	0.00	(0.25)

I-2

03/31/2021	10.78	0.12	3.85	3.97	(1.20)	0.00	0.00	(1.20)

03/31/2020	12.56	0.32	(1.49)	(1.17)	(0.61)	0.00	0.00	(0.61)

03/31/2019	12.53	0.29	0.12	0.41	(0.33)	0.00	(0.05)	(0.38)

03/31/2018	11.75	0.27	0.74	1.01	(0.23)	0.00	0.00	(0.23)

03/31/2017	10.80	0.27	0.92	1.19	(0.24)	0.00	0.00	(0.24)

18	PIMCO ASSET ALLOCATION FUNDS	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets(d)
Net Asset Value End of Year(a)	Total Return(a)	Net Assets End of Year (000s)	Expenses	Expenses Excluding Waivers	Expenses Excluding Interest Expense and Dividends on Securities Sold Short	Expenses Excluding Interest Expense, Dividends on Securities Sold Short and Waivers	Net Investment Income (Loss)	Portfolio Turnover Rate

$9.96	10.27%	$16,729	0.50%	1.20%	0.45%	1.15%	2.90%	143%

9.12	(6.49)	119,278	0.46	1.17	0.44	1.15	3.30	146

9.97	4.20	101,009	0.36	1.18	0.33	1.15	2.49	148

9.79	1.87	107,982	0.36	1.20	0.32	1.16	3.36	76

9.82	5.44	96,031	0.44	1.17	0.43	1.16	2.83	110

9.93	10.06	124	0.60	1.30	0.55	1.25	3.23	143

9.11	(6.56)	3,298	0.56	1.27	0.54	1.25	3.21	146

9.96	4.14	6,506	0.46	1.28	0.43	1.25	2.88	148

9.78	1.70	3,420	0.46	1.30	0.42	1.26	3.25	76

9.82	5.37	4,083	0.54	1.27	0.53	1.26	2.63	110

9.95	9.80	2,027	0.90	1.60	0.85	1.55	2.55	143

9.15	(6.92)	2,173	0.86	1.57	0.84	1.55	2.97	146

10.02	3.81	1,894	0.76	1.58	0.73	1.55	1.42	148

9.83	1.44	5,919	0.76	1.60	0.72	1.56	2.71	76

9.87	4.99	864	0.84 (e)	1.57 (e)	0.83 (e)	1.56 (e)	2.29	110

$13.58	38.21%	$167,863	0.85%	1.00%	0.84%	0.99%	1.09%	182%

10.80	(9.46)	121,437	1.13	1.36	0.80	1.03	2.70	511

12.58	3.46	201,102	1.17	1.42	0.77	1.02	2.41	551

12.55	8.67	231,278	1.02	1.23	0.81	1.02	2.31	403

11.77	11.19	290,714	0.89	1.13	0.79	1.03	2.49	327

13.55	38.06	42,347	0.95	1.10	0.94	1.09	0.91	182

10.78	(9.56)	34,956	1.23	1.46	0.90	1.13	2.53	511

12.56	3.37	45,560	1.27	1.52	0.87	1.12	2.34	551

12.53	8.59	49,093	1.12	1.33	0.91	1.12	2.20	403

11.75	11.10	47,466	0.99	1.23	0.89	1.13	2.40	327

ANNUAL REPORT	MARCH 31, 2021	19

Financial Highlights (Cont.)

		Investment Operations			Less Distributions(c)

Selected Per Share Data for the Year Ended^:	Net Asset Value Beginning of Year(a)	Net Investment Income (Loss)(b)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total

PIMCO Global Core Asset Allocation Fund (Consolidated) (Cont.)

Class A

03/31/2021	$10.70	$0.06	$3.82	$3.88	$(1.16)	$0.00	$0.00	$(1.16)

03/31/2020	12.47	0.27	(1.47)	(1.20)	(0.57)	0.00	0.00	(0.57)

03/31/2019	12.44	0.24	0.13	0.37	(0.29)	0.00	(0.05)	(0.34)

03/31/2018	11.67	0.23	0.73	0.96	(0.19)	0.00	0.00	(0.19)

03/31/2017	10.73	0.22	0.91	1.13	(0.19)	0.00	0.00	(0.19)

Class C

03/31/2021	10.41	0.01	3.67	3.68	(1.03)	0.00	0.00	(1.03)

03/31/2020	12.13	0.19	(1.46)	(1.27)	(0.45)	0.00	0.00	(0.45)

03/31/2019	12.11	0.14	0.13	0.27	(0.20)	0.00	(0.05)	(0.25)

03/31/2018	11.37	0.13	0.71	0.84	(0.10)	0.00	0.00	(0.10)

03/31/2017	10.46	0.13	0.89	1.02	(0.11)	0.00	0.00	(0.11)

^	A zero balance may reflect actual amounts rounding to less than $0.01 or 0.01%.
(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Funds.
(b)	Per share amounts based on average number of shares outstanding during the year.
(c)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

(d)

Ratios shown do not include expenses of the investment companies in which a Fund may invest. See Note 9, Fees and Expenses, in the Notes to Financial Statements for more information regarding the expenses and any applicable fee waivers associated with these investments.

(e)	Effective October 1, 2016, the Class’s supervisory and administrative fee was decreased by 0.05% to an annual rate of 0.25%.

20	PIMCO ASSET ALLOCATION FUNDS	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets(d)
Net Asset Value End of Year(a)	Total Return(a)	Net Assets End of Year (000s)	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expense and Dividends on Securities Sold Short		Expenses Excluding Interest Expense, Dividends on Securities Sold Short and Waivers		Net Investment Income (Loss)	Portfolio Turnover Rate

$13.42	37.47%	$130,491	1.30%		1.45%		1.29%		1.44%		0.51%	182%

10.70	(9.83)	85,249	1.58		1.81		1.25		1.48		2.13	511

12.47	3.03	95,828	1.62		1.87		1.22		1.47		1.98	551

12.44	8.21	110,703	1.47		1.68		1.26		1.47		1.85	403

11.67	10.61	97,853	1.42	(e)	1.66	(e)	1.32	(e)	1.56	(e)	1.97	327

13.06	36.47	10,493	2.05		2.20		2.04		2.19		0.11	182

10.41	(10.54)	31,859	2.33		2.56		2.00		2.23		1.54	511

12.13	2.27	62,647	2.37		2.62		1.97		2.22		1.20	551

12.11	7.39	85,585	2.22		2.43		2.01		2.22		1.11	403

11.37	9.81	105,531	2.17	(e)	2.41	(e)	2.07	(e)	2.31	(e)	1.21	327

ANNUAL REPORT	MARCH 31, 2021	21

Statement of Assets and Liabilities PIMCO Multi-Strategy Alternative Fund

(Amounts in thousands†, except per share amounts)

Assets:

Investments, at value
Investments in Affiliates	$19,390

Financial Derivative Instruments
Over the counter	53
Cash	604
Deposits with counterparty	8
Foreign currency, at value	1
Receivable for investments in Affiliates sold	10,000
Receivable for Fund shares sold	3
Dividends receivable from Affiliates	28
Reimbursement receivable from PIMCO	22

Total Assets	30,109

Liabilities:

Financial Derivative Instruments
Over the counter	$43
Payable for investments in Affiliates purchased	29
Payable for Fund shares redeemed	11,118
Accrued investment advisory fees	31
Accrued supervisory and administrative fees	3
Accrued servicing fees	1
Other liabilities	4

Total Liabilities	11,229

Net Assets	$18,880

Net Assets Consist of:

Paid in capital	$19,942
Distributable earnings (accumulated loss)	(1,062)

Net Assets	$18,880

Cost of investments in Affiliates	$18,190
Cost of foreign currency held	$2

†	A zero balance may reflect actual amounts rounding to less than one thousand.

22	PIMCO ASSET ALLOCATION FUNDS	See Accompanying Notes

March 31, 2021

Net Assets:

Institutional Class	$16,729
I-2	124
Class A	2,027

Shares Issued and Outstanding:

Institutional Class	1,680
I-2	12
Class A	204

Net Asset Value Per Share Outstanding(a):

Institutional Class	$9.96
I-2	9.93
Class A	9.95

(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Fund.

ANNUAL REPORT	MARCH 31, 2021	23

Consolidated Statement of Assets and Liabilities PIMCO Global Core Asset Allocation Fund

(Amounts in thousands†, except per share amounts)

Assets:

Investments, at value
Investments in securities*	$203,720
Investments in Affiliates	128,031

Financial Derivative Instruments
Exchange-traded or centrally cleared	2,135
Over the counter	3,151
Cash	764
Deposits with counterparty	18,382
Foreign currency, at value	4,148
Receivable for investments sold	1,342
Receivable for investments sold on a delayed-delivery basis	338
Receivable for TBA investments sold	208
Receivable for Fund shares sold	292
Interest and/or dividends receivable	1,759
Dividends receivable from Affiliates	194
Reimbursement receivable from PIMCO	42

Total Assets	364,506

Liabilities:

Borrowings & Other Financing Transactions
Payable for short sales	$3,032

Financial Derivative Instruments
Exchange-traded or centrally cleared	920
Over the counter	5,205
Payable for investments purchased	505
Payable for investments in Affiliates purchased	199
Payable for TBA investments purchased	312
Deposits from counterparty	2,730
Payable for Fund shares redeemed	46
Accrued investment advisory fees	275
Accrued supervisory and administrative fees	46
Accrued distribution fees	7
Accrued servicing fees	30
Other liabilities	5

Total Liabilities	13,312

Net Assets	$351,194

Net Assets Consist of:

Paid in capital	$430,334
Distributable earnings (accumulated loss)	(79,140)

Net Assets	$351,194

Cost of investments in securities	$200,788
Cost of investments in Affiliates	$127,515
Cost of foreign currency held	$4,092
Proceeds received on short sales	$3,024
Cost or premiums of financial derivative instruments, net	$4,118

* Includes repurchase agreements of:	$3,028

†	A zero balance may reflect actual amounts rounding to less than one thousand.

24	PIMCO ASSET ALLOCATION FUNDS	See Accompanying Notes

March 31, 2021

Net Assets:

Institutional Class	$167,863
I-2	42,347
Class A	130,491
Class C	10,493

Shares Issued and Outstanding:

Institutional Class	12,365
I-2	3,126
Class A	9,721
Class C	804

Net Asset Value Per Share Outstanding(a):

Institutional Class	$13.58
I-2	13.55
Class A	13.42
Class C	13.06

(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Fund.

ANNUAL REPORT	MARCH 31, 2021	25

Statement of Operations PIMCO Multi-Strategy Alternative Fund

Year Ended March 31, 2021
(Amounts in thousands†)

Investment Income:

Interest	$174
Dividends from Investments in Affiliates	3,007
Total Income	3,181

Expenses:

Investment advisory fees	978
Supervisory and administrative fees	100
Servicing fees - Class A	6
Trustee fees	1
Interest expense	44
Total Expenses	1,129
Waiver and/or Reimbursement by PIMCO	(643)
Net Expenses	486

Net Investment Income (Loss)	2,695

Net Realized Gain (Loss):

Investments in securities	577
Investments in Affiliates	(1,920)
Net capital gain distributions received from Affiliate investments	68
Exchange-traded or centrally cleared financial derivative instruments	(34)
Over the counter financial derivative instruments	(3,148)
Short sales	(4)
Foreign currency	3

Net Realized Gain (Loss)	(4,458)

Net Change in Unrealized Appreciation (Depreciation):

Investments in securities	(437)
Investments in Affiliates	9,437
Exchange-traded or centrally cleared financial derivative instruments	785
Over the counter financial derivative instruments	1,079
Foreign currency assets and liabilities	(5)

Net Change in Unrealized Appreciation (Depreciation)	10,859

Net Increase (Decrease) in Net Assets Resulting from Operations	$9,096

†	A zero balance may reflect actual amounts rounding to less than one thousand.

26	PIMCO ASSET ALLOCATION FUNDS	See Accompanying Notes

Consolidated Statement of Operations PIMCO Global Core Asset Allocation Fund

Year Ended March 31, 2021
(Amounts in thousands†)

Investment Income:

Interest	$2,582
Dividends, net of foreign taxes*	879
Dividends from Investments in Affiliates	2,801
Total Income	6,262

Expenses:

Investment advisory fees	3,051
Supervisory and administrative fees	511
Distribution fees - Class C	196
Servicing fees - Class A	269
Servicing fees - Class C	65
Trustee fees	2
Interest expense	43
Total Expenses	4,137
Waiver and/or Reimbursement by PIMCO	(504)
Net Expenses	3,633

Net Investment Income (Loss)	2,629

Net Realized Gain (Loss):

Investments in securities	(1,047)
Investments in Affiliates	464
Net capital gain distributions received from Affiliate investments	77
Exchange-traded or centrally cleared financial derivative instruments	88,236
Over the counter financial derivative instruments	3,763
Short sales	(5)
Foreign currency	361

Net Realized Gain (Loss)	91,849

Net Change in Unrealized Appreciation (Depreciation):

Investments in securities	9,532
Investments in Affiliates	2,985
Exchange-traded or centrally cleared financial derivative instruments	(1,997)
Over the counter financial derivative instruments	(3,996)
Short sales	(7)
Foreign currency assets and liabilities	262

Net Change in Unrealized Appreciation (Depreciation)	6,779

Net Increase (Decrease) in Net Assets Resulting from Operations	$101,257

* Foreign tax withholdings - Dividends	$3

†	A zero balance may reflect actual amounts rounding to less than one thousand.

ANNUAL REPORT	MARCH 31, 2021	27

Statements of Changes in Net Assets PIMCO Multi-Strategy Alternative Fund

(Amounts in thousands†)	Year Ended March 31, 2021	Year Ended March 31, 2020

Increase (Decrease) in Net Assets from:

Operations:

Net investment income (loss)	$2,695	$4,649
Net realized gain (loss)	(4,458)	(3,160)
Net change in unrealized appreciation (depreciation)	10,859	(10,557)

Net Increase (Decrease) in Net Assets Resulting from Operations	9,096	(9,068)

Distributions to Shareholders:

From net investment income and/or net realized capital gains
Institutional Class	(548)	(2,966)
I-2	(45)	(147)
Class A	(22)	(48)

Total Distributions(a)	(615)	(3,161)

Fund Share Transactions:

Net increase (decrease) resulting from Fund share transactions*	(114,350)	27,569

Total Increase (Decrease) in Net Assets	(105,869)	15,340

Net Assets:

Beginning of year	124,749	109,409
End of year	$18,880	$124,749

†	A zero balance may reflect actual amounts rounding to less than one thousand.
*	See Note 13, Shares of Beneficial Interest, in the Notes to Financial Statements.
(a)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

28	PIMCO ASSET ALLOCATION FUNDS	See Accompanying Notes

Consolidated Statements of Changes in Net Assets PIMCO Global Core Asset Allocation Fund

(Amounts in thousands†)	Year Ended March 31, 2021	Year Ended March 31, 2020

Increase (Decrease) in Net Assets from:

Operations:

Net investment income (loss)	$2,629	$8,741
Net realized gain (loss)	91,849	(26,539)
Net change in unrealized appreciation (depreciation)	6,779	(10,515)

Net Increase (Decrease) in Net Assets Resulting from Operations	101,257	(28,313)

Distributions to Shareholders:

From net investment income and/or net realized capital gains
Institutional Class	(14,796)	(7,109)
I-2	(3,708)	(1,990)
Class A	(9,725)	(4,509)
Class C	(2,272)	(1,392)

Total Distributions(a)	(30,501)	(15,000)

Fund Share Transactions:

Net increase (decrease) resulting from Fund share transactions*	6,937	(88,323)

Total Increase (Decrease) in Net Assets	77,693	(131,636)

Net Assets:

Beginning of year	273,501	405,137
End of year	$351,194	$273,501

†	A zero balance may reflect actual amounts rounding to less than one thousand.
*	See Note 13, Shares of Beneficial Interest, in the Notes to Financial Statements.
(a)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

ANNUAL REPORT	MARCH 31, 2021	29

Schedule of Investments PIMCO Multi-Strategy Alternative Fund

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 102.7%

MUTUAL FUNDS (a) 91.4%

PIMCO CommoditiesPLUS® Strategy Fund	20,918	$236

PIMCO Credit Opportunities Bond Fund	458,374	4,579

PIMCO Dynamic Bond Fund	278,225	3,016

PIMCO Mortgage Opportunities and Bond Fund	351,013	3,840

PIMCO Preferred and Capital Securities Fund	27,869	309

PIMCO RAE Worldwide Long/Short PLUS Fund	227,408	1,942

PIMCO RealEstateRealReturn Strategy Fund	43,664	386

PIMCO TRENDS Managed Futures Strategy Fund	278,580	2,956

Total Mutual Funds (Cost $16,064)		17,264

	SHARES	MARKET VALUE (000S)
SHORT-TERM INSTRUMENTS 11.3%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 11.3%

PIMCO Short-Term Floating NAV Portfolio III	215,608	$2,126

Total Short-Term Instruments (Cost $2,126)		2,126

Total Investments in Affiliates (Cost $18,190)		19,390

Total Investments 102.7% (Cost $18,190)		$19,390

Financial Derivative Instruments (b)(c) 0.1% (Cost or Premiums, net $0)		10

Other Assets and Liabilities, net (2.8)%		(520)

Net Assets 100.0%		$18,880

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Institutional Class Shares of each Fund.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

The average amount of borrowings outstanding during the period ended March 31, 2021 was $(2) at a weighted average interest rate of 0.073%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(b) FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

Cash of $8 has been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2021.

(c) FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BOA	04/2021	BRL	2,012	$	352	$0	$(5)
	04/2021	CAD	215		171	0	0
	04/2021	HUF	3,298		11	0	0
	04/2021	PLN	292		77	4	0
	04/2021	$	367	BRL	2,012	0	(9)
	04/2021		170	CAD	215	1	0
	04/2021		11	HUF	3,298	0	0
	04/2021		78	PLN	292	0	(4)
	05/2021	ILS	47	$	14	0	0

30	PIMCO ASSET ALLOCATION FUNDS	See Accompanying Notes

March 31, 2021

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
	05/2021	NOK	2,060	$	243	$3	$0
	05/2021	$	14	ILS	47	0	0
	05/2021		243	NOK	2,060	0	(2)
BPS	04/2021	CAD	360	$	289	2	0
	04/2021	HUF	23,039		78	3	0
	04/2021	PLN	127		34	2	0
	04/2021	$	285	CAD	360	1	0
	04/2021		76	HUF	23,039	0	(2)
	04/2021		34	PLN	127	0	(2)
BRC	05/2021	ILS	12	$	4	0	0
	05/2021	$	4	ILS	12	0	0
CBK	04/2021	BRL	1,086	$	200	7	0
	04/2021	$	190	BRL	1,086	3	0
GLM	04/2021	COP	771,167	$	211	0	0
	04/2021	PLN	89		24	1	0
	04/2021	RUB	1,457		19	0	0
	04/2021	$	210	COP	771,167	1	0
	04/2021		24	PLN	89	0	(1)
	04/2021		19	RUB	1,457	0	0
	05/2021	ILS	46	$	14	0	0
	05/2021	$	14	ILS	46	0	0
HUS	04/2021	BRL	456	EUR	68	0	(2)
	04/2021	EUR	69	BRL	456	0	0
	04/2021	PEN	998	$	276	10	0
	04/2021	PLN	12		3	0	0
	04/2021	$	272	PEN	998	0	(6)
	04/2021		3	PLN	12	0	0
	05/2021	ILS	112	$	34	1	0
	05/2021	MXN	2,614		126	0	(2)
	05/2021	$	34	ILS	112	0	0
	05/2021		126	MXN	2,614	1	0
MYI	04/2021	HUF	1,081	$	4	0	0
	04/2021	$	4	HUF	1,081	0	0
	05/2021	NOK	3,551	$	420	5	0
	05/2021	$	419	NOK	3,551	0	(4)
RBC	04/2021	CAD	129	$	103	1	0
	04/2021	$	102	CAD	129	0	0
SCX	04/2021	BRL	455	$	84	4	0
	04/2021	PLN	232		62	3	0
	04/2021	$	162	BRL	910	0	(1)
	04/2021		62	PLN	232	0	(3)
UAG	04/2021	PLN	10	$	3	0	0
	04/2021	RUB	506		7	0	0
	04/2021	$	3	PLN	10	0	0
	04/2021		7	RUB	506	0	0

Total Forward Foreign Currency Contracts						$53	$(43)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of March 31, 2021:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(1)
BOA	$8	$0	$0	$8	$(20)	$0	$0	$(20)	$(12)	$0	$(12)
BPS	8	0	0	8	(4)	0	0	(4)	4	0	4
CBK	10	0	0	10	0	0	0	0	10	0	10

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2021	31

Schedule of Investments PIMCO Multi-Strategy Alternative Fund (Cont.)

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(1)
GLM	$2	$0	$0	$2	$(1)	$0	$0	$(1)	$1	$0	$1
HUS	12	0	0	12	(10)	0	0	(10)	2	0	2
MYI	5	0	0	5	(4)	0	0	(4)	1	0	1
RBC	1	0	0	1	0	0	0	0	1	0	1
SCX	7	0	0	7	(4)	0	0	(4)	3	0	3

Total Over the Counter	$53	$0	$0	$53	$(43)	$0	$0	$(43)

(1)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statement of Assets and Liabilities as of March 31, 2021:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$53	$0	$53

Financial Derivative Instruments - Liabilities
Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$43	$0	$43

The effect of Financial Derivative Instruments on the Statement of Operations for the year ended March 31, 2021:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$(4)	$(4)
Written Options	0	0	0	0	5	5
Futures	0	0	(201)	0	34	(167)
Swap Agreements	0	8	0	0	124	132

	$0	$8	$(201)	$0	$159	$(34)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(847)	$0	$(847)
Purchased Options	0	0	0	(2)	503	501
Written Options	0	0	0	3	(333)	(330)
Swap Agreements	637	0	(2,999)	0	(110)	(2,472)

	$637	$0	$(2,999)	$(846)	$60	$(3,148)

	$637	$8	$(3,200)	$(846)	$219	$(3,182)

32	PIMCO ASSET ALLOCATION FUNDS	See Accompanying Notes

March 31, 2021

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$(8)	$(8)
Futures	0	0	484	0	241	725
Swap Agreements	0	47	0	0	21	68

	$0	$47	$484	$0	$254	$785

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$337	$0	$337
Purchased Options	0	0	0	0	(489)	(489)
Written Options	0	0	0	0	623	623
Swap Agreements	103	0	561	0	(56)	608

	$103	$0	$561	$337	$78	$1,079

	$103	$47	$1,045	$337	$332	$1,864

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2021 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2021
Investments in Affiliates, at Value
Mutual Funds	$17,264	$0	$0	$17,264
Short-Term Instruments
Central Funds Used for Cash Management Purposes	2,126	0	0	2,126

Total Investments	$19,390	$0	$0	$19,390

Financial Derivative Instruments - Assets
Over the counter	$0	$53	$0	$53

Financial Derivative Instruments - Liabilities
Over the counter	$0	$(43)	$0	$(43)

Total Financial Derivative Instruments	$0	$10	$0	$10

Totals	$19,390	$10	$0	$19,400

There were no significant transfers into or out of Level 3 during the period ended March 31, 2021.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2021	33

Consolidated Schedule of Investments PIMCO Global Core Asset Allocation Fund

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 58.0%

CORPORATE BONDS & NOTES 14.8%

BANKING & FINANCE 8.8%

Aircastle Ltd.
2.850% due 01/26/2028		$1,000	$957

Aviation Capital Group LLC
5.500% due 12/15/2024		300	336

Barclays PLC
8.000% due 06/15/2024 •(f)(g)		700	777

Credit Suisse Group AG
5.250% due 02/11/2027 •(f)(g)		700	709

DAE Sukuk Difc Ltd.
3.750% due 02/15/2026		400	413

Deutsche Bank AG
4.250% due 10/14/2021		2,800	2,852

Ford Motor Credit Co. LLC
5.125% due 06/16/2025		600	649

Globalworth Real Estate Investments Ltd.
3.000% due 03/29/2025	EUR	1,400	1,747

ING Groep NV
4.875% due 05/16/2029 •(f)(g)		$700	710

Jyske Realkredit A/S
1.000% due 10/01/2050	DKK	28,488	4,391

Kaisa Group Holdings Ltd.
9.375% due 06/30/2024		$700	674

KWG Property Holding Ltd.
5.875% due 11/10/2024		700	711

MGM Growth Properties Operating Partnership LP
3.875% due 02/15/2029		400	399

Natwest Group PLC
1.751% (US0003M + 1.550%) due 06/25/2024 ~		500	511
4.519% due 06/25/2024 •		300	324

New Metro Global Ltd.
6.500% due 05/20/2022		500	516

Nordea Kredit Realkreditaktieselskab
1.000% due 10/01/2050	DKK	7,300	1,126

Nykredit Realkredit A/S
1.000% due 10/01/2050		26,923	4,149

Seazen Group Ltd.
6.000% due 08/12/2024		$700	740

Societe Generale S.A.
5.375% due 11/18/2030 •(f)(g)		700	722

Starwood Property Trust, Inc.
5.500% due 11/01/2023		200	209

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Sunac China Holdings Ltd.
8.350% due 04/19/2023		$400	$417

UniCredit SpA
7.500% due 06/03/2026 •(f)(g)	EUR	500	695
7.830% due 12/04/2023		$4,100	4,781

Ursa Re Ltd.
3.765% (T-BILL 3MO + 3.750%) due 12/07/2027 ~		600	615

Yango Justice International Ltd.
7.500% due 04/15/2024		700	685

			30,815

INDUSTRIALS 5.4%

Alaska Airlines Class A Pass-Through Trust
4.800% due 02/15/2029		384	422

American Airlines Pass-Through Trust
3.350% due 04/15/2031		389	394
3.575% due 07/15/2029		314	319
3.700% due 04/01/2028		203	202

American Airlines, Inc.
5.750% due 04/20/2029		100	107

Berry Global, Inc.
4.875% due 07/15/2026		6,000	6,355

BRF GmbH
4.350% due 09/29/2026		1,000	1,025

Broadcom, Inc.
3.459% due 09/15/2026		521	559

Caesars Entertainment, Inc.
6.250% due 07/01/2025		200	213

Caesars Resort Collection LLC
5.750% due 07/01/2025		100	106

DAE Funding LLC
1.625% due 02/15/2024		200	200

Delta Air Lines, Inc.
2.900% due 10/28/2024		650	650

Energy Transfer Operating LP
3.750% due 05/15/2030		900	929

Expedia Group, Inc.
6.250% due 05/01/2025		44	51

Gazprom OAO Via Gaz Capital S.A.
4.950% due 03/23/2027		1,300	1,426

Hilton Domestic Operating Co., Inc.
3.750% due 05/01/2029		300	298
4.000% due 05/01/2031		300	301

Marriott International, Inc.
4.625% due 06/15/2030		100	112

Microchip Technology, Inc.
3.922% due 06/01/2021		100	101

34	PIMCO ASSET ALLOCATION FUNDS	See Accompanying Notes

March 31, 2021

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

NCL Corp. Ltd.
10.250% due 02/01/2026		$600	$706

Nissan Motor Co. Ltd.
4.810% due 09/17/2030		800	878

RCS & RDS S.A.
3.250% due 02/05/2028	EUR	1,100	1,297

Reynolds Group Issuer, Inc.
4.000% due 10/15/2027		$600	589

Rolls-Royce PLC
5.750% due 10/15/2027	GBP	500	751

Royal Caribbean Cruises Ltd.
9.125% due 06/15/2023		$20	22

United Airlines 2019-2 Class A Pass-Through Trust
2.900% due 11/01/2029		98	94

United Airlines Pass-Through Trust
3.100% due 01/07/2030		163	167
4.150% due 02/25/2033		84	90

Univision Communications, Inc.
6.625% due 06/01/2027		200	214

VMware, Inc.
3.900% due 08/21/2027		100	109

Wynn Las Vegas LLC
5.250% due 05/15/2027		200	210

			18,897

UTILITIES 0.6%

Midwest Connector Capital Co. LLC
3.900% due 04/01/2024		1,500	1,550

Pacific Gas & Electric Co.
2.500% due 02/01/2031		600	566

			2,116

Total Corporate Bonds & Notes (Cost $50,785)			51,828

CONVERTIBLE BONDS & NOTES 0.2%

INDUSTRIALS 0.2%

Multiplan Corp.
6.000% due 10/15/2027		800	681

Total Convertible Bonds & Notes (Cost $781)			681

U.S. GOVERNMENT AGENCIES 0.4%

Freddie Mac
0.656% due 07/15/2041 •		680	690

Ginnie Mae
0.599% due 08/20/2068 •		583	578

Uniform Mortgage-Backed Security
4.000% due 10/01/2040		4	4

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Uniform Mortgage-Backed Security, TBA
2.500% due 06/01/2051		$100	$102

Total U.S. Government Agencies (Cost $1,362)			1,374

U.S. TREASURY OBLIGATIONS 2.2%

U.S. Treasury Bonds
1.375% due 11/15/2040		2,700	2,297

U.S. Treasury Inflation Protected Securities (e)
0.125% due 07/15/2030 (m)		5,101	5,541

Total U.S. Treasury Obligations (Cost $8,191)			7,838

NON-AGENCY MORTGAGE-BACKED SECURITIES 1.7%

Alliance Bancorp Trust
0.349% due 07/25/2037 •		281	262

Bear Stearns Adjustable Rate Mortgage Trust
2.945% due 08/25/2033 ~		54	55
3.056% due 02/25/2036 ^~		55	54
3.263% due 07/25/2036 ^~		76	75

Countrywide Alternative Loan Trust
1.259% due 02/25/2036 •		135	128

Countrywide Home Loan Mortgage Pass-Through Trust
0.749% due 03/25/2035 •		57	57
3.025% due 09/20/2036 ^~		79	76
6.000% due 04/25/2036		208	158

Hawksmoor Mortgages
1.100% due 05/25/2053 •	GBP	1,307	1,809

Structured Adjustable Rate Mortgage Loan Trust
2.968% due 01/25/2035 ~		$7	7

Structured Asset Mortgage Investments Trust
0.610% due 07/19/2035 •		24	24

Towd Point Mortgage Funding PLC
1.058% due 10/20/2051 •	GBP	1,234	1,713

WaMu Mortgage Pass-Through Certificates Trust
0.769% due 01/25/2045 •		$1,631	1,627

Total Non-Agency Mortgage-Backed Securities (Cost $5,705)			6,045

ASSET-BACKED SECURITIES 2.5%

ACE Securities Corp. Home Equity Loan Trust
1.909% due 06/25/2034 •		59	59

Argent Mortgage Loan Trust
0.349% due 05/25/2035 •		442	414

Argent Securities Trust
0.259% due 07/25/2036 •		334	307

Aurium CLO DAC
0.680% due 10/13/2029 •	EUR	454	533

CIFC Funding Ltd.
1.078% due 10/25/2027 •		$521	520

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2021	35

Consolidated Schedule of Investments PIMCO Global Core Asset Allocation Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

CIT Mortgage Loan Trust
1.459% due 10/25/2037 •		$1,079	$1,086

Countrywide Asset-Backed Certificates
0.249% due 05/25/2035 •		50	48
0.359% due 03/25/2037 •		600	575

Evans Grove CLO Ltd.
1.111% due 05/28/2028 •		486	487

First Franklin Mortgage Loan Trust
0.814% due 11/25/2036 •		1,200	1,179

Fremont Home Loan Trust
0.244% due 10/25/2036 •		629	578

Halcyon Loan Advisors Funding Ltd.
1.143% due 04/20/2027 •		107	107

Lehman ABS Manufactured Housing Contract Trust
7.170% due 04/15/2040 ^~		443	372

Long Beach Mortgage Loan Trust
0.709% due 01/25/2036 •		1,346	1,231

Man GLG Euro CLO DAC
0.870% due 01/15/2030 •	EUR	250	293

Mountain View CLO Ltd.
1.041% due 10/15/2026 •		$84	84

OCP CLO Ltd.
1.041% due 07/15/2027 •		77	77

TICP CLO Ltd.
1.064% due 04/20/2028 •		219	219

Tralee CLO Ltd.
1.254% due 10/20/2027 •		230	230

Venture CLO Ltd.
1.121% due 07/15/2027 •		321	322

WhiteHorse Ltd.
1.153% due 04/17/2027 •		213	213

Total Asset-Backed Securities (Cost $8,282)			8,934

SOVEREIGN ISSUES 15.3%

Argentina Government International Bond
0.125% due 07/09/2030 þ		368	121
0.125% due 07/09/2035 þ		242	70
1.000% due 08/05/2021	ARS	2,538	18
15.500% due 10/17/2026		1,490	4
34.109% (BADLARPP) due 10/04/2022 ~		2,500	16
36.119% (BADLARPP + 2.000%) due 04/03/2022 ~		4,288	28

Autonomous City of Buenos Aires
39.106% (BADLARPP + 5.000%) due 01/23/2022 ~		2,500	17

China Development Bank
3.340% due 07/14/2025	CNY	147,500	22,494

China Government International Bond
2.850% due 06/04/2027		58,900	8,824

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Dominican Republic International Bond
8.900% due 02/15/2023	DOP	25,700	$467
9.750% due 06/05/2026		20,800	396

Italy Buoni Poliennali Del Tesoro
0.500% due 02/01/2026	EUR	5,300	6,364

Peru Government International Bond
5.400% due 08/12/2034	PEN	2,500	648
5.940% due 02/12/2029		5,700	1,729
8.200% due 08/12/2026		5,100	1,782

Provincia de Buenos Aires
37.855% due 04/12/2025	ARS	1,150	7
37.932% due 05/31/2022		1,380	9

Qatar Government International Bond
3.875% due 04/23/2023		$1,000	1,067

Saudi Government International Bond
4.000% due 04/17/2025		1,580	1,742

South Africa Government International Bond
10.500% due 12/21/2026	ZAR	101,000	7,794

Total Sovereign Issues (Cost $53,977)			53,597

		SHARES
COMMON STOCKS 4.1%

CONSUMER DISCRETIONARY 0.4%

GrandVision NV (a)		49,701	1,533

HEALTH CARE 0.3%

Change Healthcare, Inc. (a)		55,665	1,230

INDUSTRIALS 0.4%

Navistar International Corp. (a)		30,442	1,340

INFORMATION TECHNOLOGY 2.5%

Advantest Corp.		4,600	402

Applied Materials, Inc.		2,000	267

Cadence Design Systems, Inc. (a)		1,400	192

Cirrus Logic, Inc. (a)		2,100	178

Globalwafers Co. Ltd.		6,000	158

Infineon Technologies AG		9,000	382

Intel Corp.		5,300	339

Lam Research Corp.		800	476

Marvell Technology Group Ltd.		7,700	377

Maxim Integrated Products, Inc.		4,000	366

MediaTek, Inc.		5,000	170

Nanya Technology Corp.		51,000	164

36	PIMCO ASSET ALLOCATION FUNDS	See Accompanying Notes

March 31, 2021

	SHARES	MARKET VALUE (000S)

Novatek Microelectronics Corp.	9,000	$181

NVIDIA Corp.	800	427

NXP Semiconductors NV	2,200	443

Perspecta, Inc.	48,096	1,397

Power Integrations, Inc.	2,000	163

Realtek Semiconductor Corp.	10,000	173

Rohm Co. Ltd.	1,800	176

Samsung Electronics Co. Ltd.	5,600	403

Skyworks Solutions, Inc.	2,300	422

Synopsys, Inc. (a)	700	173

Taiwan Semiconductor Manufacturing Co. Ltd.	17,000	350

Teradyne, Inc.	1,400	170

Tokyo Electron Ltd.	1,000	423

United Microelectronics Corp.	92,000	162

Win Semiconductors Corp.	13,000	178

		8,712

MATERIALS 0.1%

Shin-Etsu Chemical Co. Ltd.	2,100	353

UTILITIES 0.4%

PNM Resources, Inc.	25,926	1,272

Total Common Stocks (Cost $14,386)		14,440

PREFERRED SECURITIES 0.6%

BANKING & FINANCE 0.6%

Bank of America Corp.
5.875% due 03/15/2028 •(f)	290,000	317

Nationwide Building Society
10.250% ~	7,273	1,854

Total Preferred Securities (Cost $1,706)		2,171

REAL ESTATE INVESTMENT TRUSTS 4.3%

REAL ESTATE 4.3%

Alexandria Real Estate Equities, Inc.	6,921	1,137

American Tower Corp.	4,801	1,148

Apartment Income REIT Corp.	21,788	932

Apartment Investment and Management Co. ‘A’	21,788	134

Duke Realty Corp.	31,177	1,307

Equinix, Inc.	2,473	1,681

		SHARES	MARKET VALUE (000S)

Equity LifeStyle Properties, Inc.		10,659	$678

Equity Residential		13,954	999

First Industrial Realty Trust, Inc.		17,467	800

Gaming and Leisure Properties, Inc.		16,967	720

Invitation Homes, Inc.		36,761	1,176

Life Storage, Inc.		10,090	867

MGM Growth Properties LLC		11,776	384

SBA Communications Corp.		4,122	1,144

Simon Property Group, Inc.		2,858	325

Sun Communities, Inc.		7,139	1,071

Welltower, Inc.		8,973	643

Total Real Estate Investment Trusts (Cost $13,673)			15,146

SHORT-TERM INSTRUMENTS 11.9%

REPURCHASE AGREEMENTS (i) 0.9%
			3,028

		PRINCIPAL AMOUNT (000S)
SHORT-TERM NOTES 0.0%

Argentina Treasury Bond BONCER
1.100% due 04/17/2021	ARS	4,147	29

ARGENTINA TREASURY BILLS 0.0%
21.700% due 06/30/2021 - 09/13/2021 (b)(c)		24,126	166

JAPAN TREASURY BILLS 4.9%
(0.096)% due 06/21/2021 (c)(d)	JPY	1,912,000	17,272

U.S. TREASURY BILLS 4.9%
0.042% due 04/29/2021 - 09/16/2021 (b)(c)(k)(m)		$17,072	17,071

U.S. TREASURY CASH MANAGEMENT BILLS 1.2%
0.041% due 07/20/2021 (c)(d)		4,100	4,100

Total Short-Term Instruments (Cost $41,940)			41,666

Total Investments in Securities (Cost $200,788)			203,720

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2021	37

Consolidated Schedule of Investments PIMCO Global Core Asset Allocation Fund (Cont.)

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 36.4%

MUTUAL FUNDS (h) 17.5%

PIMCO Investment Grade Credit Bond Fund	1,286,025	$13,786

PIMCO Mortgage Opportunities and Bond Fund	4,367,497	47,780

Total Mutual Funds (Cost $61,247)		61,566

SHORT-TERM INSTRUMENTS 18.9%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 18.9%

PIMCO Short Asset Portfolio	3,504,605	35,165

	SHARES	MARKET VALUE (000S)

PIMCO Short-Term Floating NAV Portfolio III	3,174,406	$31,300

Total Short-Term Instruments (Cost $66,268)		66,465

Total Investments in Affiliates (Cost $127,515)		128,031

Total Investments 94.4% (Cost $328,303)		$331,751

Financial Derivative Instruments (j)(l) (0.2)% (Cost or Premiums, net $4,118)		(839)

Other Assets and Liabilities, net 5.8%		20,282

Net Assets 100.0%		$351,194

NOTES TO CONSOLIDATED SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
(a)	Security did not produce income within the last twelve months.
(b)	Coupon represents a weighted average yield to maturity.
(c)	Zero coupon security.
(d)	Coupon represents a yield to maturity.
(e)	Principal amount of security is adjusted for inflation.
(f)	Perpetual maturity; date shown, if applicable, represents next contractual call date.
(g)	Contingent convertible security.
(h)	Institutional Class Shares of each Fund.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(i) REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
BOS	(0.040)%	03/31/2021	04/01/2021	$3,028	U.S. Treasury Inflation Protected Securities 0.125% due 01/15/2031	$(3,032)	$3,028	$3,028

Total Repurchase Agreements						$(3,032)	$3,028	$3,028

38	PIMCO ASSET ALLOCATION FUNDS	See Accompanying Notes

March 31, 2021

SHORT SALES:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales(2)
U.S. Treasury Obligations (0.9)%
U.S. Treasury Inflation Protected Securities	0.125%	01/15/2031	$2,813	$(3,024)	$(3,032)

Total Short Sales (0.9)%				$(3,024)	$(3,032)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of March 31, 2021:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Payable for Short Sales(2)	Total Borrowings and Other Financing Transactions	Collateral Pledged/ (Received)	Net Exposure(3)
Global/Master Repurchase Agreement
BOS	$3,028	$0	$0	$0	$3,028	$(3,032)	$(4)

Master Securities Forward Transaction Agreement
UBS	0	0	0	(3,032)	(3,032)	0	(3,032)

Total Borrowings and Other Financing Transactions	$3,028	$0	$0	$(3,032)

(1)	Includes accrued interest.
(2)	Payable for short sales includes $1 of accrued interest.
(3)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

The average amount of borrowings outstanding during the period ended March 31, 2021 was $(49) at a weighted average interest rate of (0.198%).Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(j)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
Aluminum May Futures	05/2021	3	$165	$16	$0	$(1)
Australia Government 3-Year Note June Futures	06/2021	34	3,023	1	0	(3)
Australia Government 10-Year Bond June Futures	06/2021	5	525	1	0	(4)
Brent Crude December Futures	10/2021	6	361	(7)	0	(6)
Canada Government 10-Year Bond June Futures	06/2021	30	3,313	(106)	0	(12)
Cocoa July Futures	07/2021	4	95	(6)	0	0
Copper July Futures	07/2021	5	500	(6)	2	0
Corn September Futures	09/2021	7	174	4	9	0
Cotton No. 2 December Futures	12/2021	3	120	(7)	2	0
DAX Index June Futures	06/2021	11	4,847	196	62	(2)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2021	39

Consolidated Schedule of Investments PIMCO Global Core Asset Allocation Fund (Cont.)

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
E-mini NASDAQ 100 Index June Futures	06/2021	7	$1,833	$16	$30	$0
E-Mini Russell 2000 Index June Futures	06/2021	67	7,445	(380)	101	0
E-mini S&P 500 Index June Futures	06/2021	570	113,071	951	569	0
Euro STOXX 50 June Futures	06/2021	82	3,718	81	40	(6)
Euro STOXX 600 June Futures	06/2021	1,125	28,055	513	207	(47)
Euro-BTP Italy Government Bond June Futures	06/2021	27	4,728	10	9	(15)
Euro-Bund 10-Year Bond June Futures	06/2021	46	9,240	(69)	42	(93)
Euro-OAT France Government 10-Year Bond June Futures	06/2021	21	3,988	(5)	6	(12)
FTSE 100 Index June Futures	06/2021	15	1,381	(3)	8	(11)
FTSE/MIB Index June Futures	06/2021	1	143	2	1	0
Gas Oil September Futures	09/2021	1	51	0	0	0
Gold 100 oz. June Futures	06/2021	9	1,544	25	27	0
Hard Red Winter Wheat September Futures	09/2021	3	88	(7)	3	0
IBEX 35 Index April Futures	04/2021	1	101	(1)	1	0
Iron Ore July Futures	07/2021	11	162	2	0	(1)
Japan Government 10-Year Bond June Futures	06/2021	10	13,652	25	0	(28)
Lead May Futures	05/2021	2	98	(3)	0	(1)
Lean Hogs October Futures	10/2021	1	34	1	0	0
Live Cattle October Futures	10/2021	1	50	0	0	0
Mini MSCI Emerging Markets Index June Futures	06/2021	460	30,418	(393)	197	0
Natural Gas September Futures	08/2021	7	192	(12)	0	0
New York Harbor ULSD September Futures	08/2021	3	225	(7)	0	(3)
Nickel July Futures	07/2021	2	193	(1)	0	(1)
Nikkei 225 Yen-denominated June Futures	06/2021	88	11,661	143	16	(10)
Platinum July Futures	07/2021	2	119	(2)	3	0
RBOB Gasoline September Futures	08/2021	5	396	47	0	(6)
S&P/Toronto Stock Exchange 60 June Futures	06/2021	37	6,543	(12)	2	(11)
Soybean July Futures	07/2021	5	357	5	17	0
Soybean Meal December Futures	12/2021	3	119	8	8	0
Soybean Meal July Futures	07/2021	13	552	22	32	0
Soybean November Futures	11/2021	3	188	5	10	0
Soybean Oil December Futures	12/2021	4	110	6	6	0
SPI 200 Index June Futures	06/2021	80	10,278	38	85	(76)
Sugar No. 11 October Futures	09/2021	8	132	(6)	0	(1)
Topix Index June Futures	06/2021	79	13,941	385	114	(171)
U.S. Treasury 10-Year Note June Futures	06/2021	129	16,891	(155)	0	(53)
U.S. Treasury 30-Year Bond June Futures	06/2021	1	155	(6)	0	0
Wheat September Futures	09/2021	1	31	(1)	1	0
WTI Crude September Futures	08/2021	2	116	1	0	(2)
Zinc July Futures	07/2021	1	71	(1)	0	(1)

				$1,308	$1,610	$(577)

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
Aluminum July Futures	07/2021	2	$(111)	$1	$1	$0
Aluminum May Futures	05/2021	3	(165)	(8)	0	0
Arabica Coffee July Futures	07/2021	4	(188)	8	0	(1)
CAC 40 Index April Futures	04/2021	1	(71)	(1)	0	(1)
Corn July Futures	07/2021	20	(548)	(14)	0	(25)
Euro-Bobl June Futures	06/2021	44	(6,970)	(2)	13	(4)
Hard Red Winter Wheat July Futures	07/2021	6	(175)	8	0	(5)
Lead July Futures	07/2021	2	(99)	(1)	0	(1)
Lead May Futures	05/2021	2	(98)	(3)	0	0

40	PIMCO ASSET ALLOCATION FUNDS	See Accompanying Notes

March 31, 2021

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
Lean Hogs June Futures	06/2021	4	$(168)	$(15)	$1	$0
Natural Gas July Futures	06/2021	18	(492)	8	2	0
OMX Stockholm 30 Index April Futures	04/2021	1	(25)	0	0	0
Sugar No. 11 July Futures	06/2021	10	(165)	7	1	0
U.S. Treasury 2-Year Note June Futures	06/2021	77	(16,996)	16	5	0
U.S. Treasury 5-Year Note June Futures	06/2021	337	(41,585)	528	55	0
United Kingdom Long Gilt June Futures	06/2021	12	(2,111)	0	0	(9)
Wheat July Futures	07/2021	13	(400)	13	0	(11)

				$545	$78	$(57)

Total Futures Contracts				$1,853	$1,688	$(634)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CREDIT INDICES - BUY PROTECTION(1)

Index/Tranches	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Notional Amount(3)	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value(4)	Variation Margin
								Asset	Liability
iTraxx Crossover 35 5-Year Index	(5.000)%	Quarterly	06/20/2026	EUR 100	$(13)	$(1)	$(14)	$0	$(1)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(2)

Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(3)	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value(4)	Variation Margin
								Asset	Liability
CDX.IG-35 5-Year Index	1.000%	Quarterly	12/20/2025	$700	$16	$1	$17	$1	$0
CDX.IG-36 5-Year Index	1.000	Quarterly	06/20/2026	400	9	0	9	1	0
iTraxx Europe Main 34 5-Year Index	1.000	Quarterly	12/20/2025	EUR 1,800	56	1	57	1	0

					$81	$2	$83	$3	$0

INTEREST RATE SWAPS

Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Pay	1-Day GBP-SONIO Compounded-OIS	0.080%	Annual	01/20/2023	GBP	16,400	$(10)	$(67)	$(77)	$0	$(2)
Receive	1-Day GBP-SONIO Compounded-OIS	0.030	Annual	01/20/2026		24,200	71	669	740	56	0
Pay	1-Day GBP-SONIO Compounded-OIS	0.120	Annual	01/20/2031		3,600	(265)	(47)	(312)	0	(18)
Pay	1-Day GBP-SONIO Compounded-OIS	0.250	Annual	01/20/2051		2,200	(119)	(439)	(558)	0	(27)
Pay	1-Day INR-MIBOR Compounded-OIS	5.270	Semi-Annual	03/17/2026	INR	357,800	0	14	14	0	0
Receive	1-Year BRL-CDI	2.850	Maturity	01/03/2022	BRL	29,200	0	55	55	0	(2)
Receive	1-Year BRL-CDI	2.859	Maturity	01/03/2022		23,100	0	42	42	0	(2)
Receive	1-Year BRL-CDI	2.860	Maturity	01/03/2022		23,400	(1)	45	44	0	(2)
Receive	1-Year BRL-CDI	2.870	Maturity	01/03/2022		6,700	0	12	12	0	0
Receive	1-Year BRL-CDI	2.871	Maturity	01/03/2022		10,000	0	18	18	0	(1)
Receive	1-Year BRL-CDI	2.884	Maturity	01/03/2022		1,900	0	3	3	0	0
Receive	1-Year BRL-CDI	2.886	Maturity	01/03/2022		4,600	0	8	8	0	0
Pay	1-Year BRL-CDI	3.290	Maturity	01/03/2022		161,100	0	(125)	(125)	10	0

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2021	41

Consolidated Schedule of Investments PIMCO Global Core Asset Allocation Fund (Cont.)

Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Receive	1-Year BRL-CDI	3.360%	Maturity	01/03/2022	BRL	40,700	$(62)	$80	$18	$0	$(3)
Receive	1-Year BRL-CDI	5.850	Maturity	01/02/2025		5,400	0	47	47	0	0
Receive	1-Year BRL-CDI	6.350	Maturity	01/02/2025		16,300	0	89	89	0	(1)
Receive	1-Year BRL-CDI	6.390	Maturity	01/02/2025		4,600	7	14	21	0	0
Receive	3-Month CAD-Bank Bill	0.550	Semi-Annual	01/20/2023	CAD	31,800	17	(11)	6	2	0
Pay	3-Month CAD-Bank Bill	0.800	Semi-Annual	01/20/2026		23,700	(214)	(311)	(525)	0	(10)
Receive	3-Month CAD-Bank Bill	1.130	Semi-Annual	01/20/2031		11,200	57	687	744	13	0
Pay	3-Month CAD-Bank Bill	1.530	Semi-Annual	01/20/2051		2,200	(149)	(234)	(383)	0	(10)
Receive	3-Month CNY-CNREPOFIX	2.655	Quarterly	12/16/2025	CNY	51,600	26	15	41	0	(9)
Receive	3-Month CNY-CNREPOFIX	2.660	Quarterly	03/17/2026		6,900	13	(7)	6	0	(1)
Receive(5)	3-Month CNY-CNREPOFIX	3.000	Quarterly	06/16/2026		10,800	(4)	(10)	(14)	0	(2)
Pay	3-Month COP-IBR Compounded-OIS	2.955	Quarterly	11/12/2025	COP	8,057,200	0	(127)	(127)	7	0
Receive	3-Month COP-IBR Compounded-OIS	3.205	Quarterly	12/11/2025		1,215,800	0	17	17	0	(1)
Pay	3-Month COP-IBR Compounded-OIS	3.475	Quarterly	02/19/2026		5,167,300	0	(59)	(59)	6	0
Pay	3-Month KRW-KORIBOR	0.939	Quarterly	12/16/2025	KRW	8,818,600	(95)	(97)	(192)	6	0
Pay	3-Month KRW-KORIBOR	1.153	Quarterly	03/17/2026		1,269,600	(3)	(15)	(18)	1	0
Pay	3-Month KRW-KORIBOR	1.268	Quarterly	03/17/2031		1,951,100	(25)	(48)	(73)	5	0
Receive	3-Month USD-LIBOR	0.240	Semi-Annual	01/20/2023		$61,000	(47)	70	23	8	0
Receive	3-Month USD-LIBOR	1.250	Semi-Annual	06/17/2025		4,100	(192)	108	(84)	3	0
Pay	3-Month USD-LIBOR	0.440	Semi-Annual	01/20/2026		2,100	(36)	(19)	(55)	0	(2)
Pay	3-Month USD-LIBOR	0.830	Semi-Annual	01/20/2031		32,700	(912)	(1,918)	(2,830)	0	(44)
Receive	3-Month USD-LIBOR	1.220	Semi-Annual	01/20/2051		9,300	1,185	926	2,111	33	0
Pay	3-Month ZAR-JIBAR	4.970	Quarterly	09/30/2025	ZAR	5,300	0	(11)	(11)	0	(1)
Pay	3-Month ZAR-JIBAR	4.900	Quarterly	11/12/2025		27,000	(54)	(9)	(63)	0	(3)
Receive	6-Month CLP-CHILIBOR	1.070	Semi-Annual	01/26/2024	CLP	15,400,900	(1)	431	430	79	0
Receive	6-Month CLP-CHILIBOR	1.300	Semi-Annual	10/02/2025		899,200	0	56	56	6	0
Pay	6-Month CLP-CHILIBOR	1.340	Semi-Annual	11/12/2025		1,004,100	0	(65)	(65)	0	(7)
Pay	6-Month CLP-CHILIBOR	1.625	Semi-Annual	12/11/2025		3,400,000	0	(167)	(167)	0	(24)
Receive	6-Month CLP-CHILIBOR	1.625	Semi-Annual	01/26/2026		9,326,400	(1)	515	514	67	0
Pay	6-Month CLP-CHILIBOR	2.660	Semi-Annual	01/26/2031		9,903,200	10	(884)	(874)	0	(48)
Receive	6-Month CZK-PRIBOR	0.665	Annual	09/22/2025	CZK	166,200	195	85	280	24	0
Receive	6-Month EUR-EURIBOR	0.540	Annual	01/20/2023	EUR	4,300	4	(1)	3	1	0
Pay	6-Month EUR-EURIBOR	0.480	Annual	01/20/2026		4,300	(33)	(1)	(34)	0	(3)
Pay	6-Month EUR-EURIBOR	0.280	Annual	01/20/2031		10,300	(71)	(315)	(386)	0	(18)
Receive	6-Month EUR-EURIBOR	0.070	Annual	01/20/2051		4,100	130	621	751	5	0
Receive	6-Month HUF-BBR	1.410	Annual	10/02/2025	HUF	3,911,600	(75)	381	306	92	0
Pay	6-Month JPY-LIBOR	1.500	Semi-Annual	12/20/2044	JPY	353,000	1,035	(269)	766	0	(35)
Receive	6-Month PLN-WIBOR	0.585	Annual	09/22/2025	PLN	8,400	(11)	61	50	17	0
Pay	6-Month SGD-SOR	0.490	Semi-Annual	12/16/2025	SGD	200	(1)	(3)	(4)	0	0
Pay	6-Month SGD-SOR	0.813	Semi-Annual	03/17/2026		5,800	0	(70)	(70)	0	(2)
Pay(5)	6-Month SGD-SOR	1.100	Semi-Annual	06/16/2026		14,400	(14)	(57)	(71)	0	(6)
Pay	28-Day MXN-TIIE	4.925	Lunar	11/03/2025	MXN	31,700	(14)	(53)	(67)	3	0

							$341	$(370)	$(29)	$444	$(284)

Total Swap Agreements							$409	$(369)	$40	$447	$(285)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of March 31, 2021:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset			Market Value	Variation Margin Liability(6)
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements	Total
Total Exchange-Traded or Centrally Cleared	$0	$1,688	$447	$2,135	$0	$(635)	$(285)	$(920)

42	PIMCO ASSET ALLOCATION FUNDS	See Accompanying Notes

March 31, 2021

(k)	Securities with an aggregate market value of $345 and cash of $18,382 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2021.

(1)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.
(6)	Unsettled variation margin liability of $(1) for closed future agreements is outstanding at period end.

(l)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BOA	04/2021	BRL	6,120	$	1,074	$0	$(13)
	04/2021	DKK	22,069		3,608	129	0
	04/2021	GBP	4,680		6,626	174	0
	04/2021	HUF	950,274		3,178	101	0
	04/2021	JPY	1,095,300		10,066	173	0
	04/2021	RUB	1,332		17	0	0
	04/2021	$	1,106	BRL	6,120	0	(19)
	04/2021		3,687	DKK	23,204	0	(29)
	04/2021		366	HUF	108,597	0	(14)
	04/2021		10	PLN	38	0	0
	05/2021	BRL	6,120	$	1,105	19	0
	05/2021	$	67	ILS	220	0	(1)
	06/2021	RUB	763	$	10	0	0
	06/2021	$	588	TRY	4,605	0	(56)
	06/2021	ZAR	18,986	$	1,252	0	(22)
	07/2021	DKK	23,204		3,693	29	0
BPS	04/2021	CAD	2,251		1,785	0	(7)
	04/2021	EUR	3,106		3,696	54	0
	04/2021	NZD	4,612		3,217	0	(4)
	04/2021	RUB	3,565		48	1	0
	04/2021	TRY	3,648		450	12	0
	04/2021	$	4,682	CAD	5,847	0	(30)
	04/2021		565	CHF	528	0	(6)
	04/2021		852	EUR	715	0	(13)
	04/2021		2,565	HUF	758,695	0	(108)
	04/2021		386	JPY	42,100	0	(6)
	04/2021		3,583	NZD	4,813	0	(221)
	04/2021		7	PLN	26	0	0
	05/2021		1,785	CAD	2,251	7	0
	06/2021	CLP	1,293,696	$	1,781	0	(16)
	06/2021	KRW	382,085		340	1	0

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2021	43

Consolidated Schedule of Investments PIMCO Global Core Asset Allocation Fund (Cont.)

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BRC	04/2021	$	1,154	CHF	1,054	$0	$(39)
	04/2021		1,312	GBP	956	6	0
	06/2021		1,744	MYR	7,196	0	(9)
	06/2021		440	TRY	3,455	0	(41)
CBK	04/2021	CAD	5,484	$	4,354	0	(10)
	04/2021	DKK	15,171		2,483	91	0
	04/2021	JPY	142,900		1,340	49	0
	04/2021	MXN	41,440		2,014	0	(12)
	04/2021	PEN	2,716		745	19	0
	04/2021	TRY	3,271		402	10	0
	04/2021	$	2,373	AUD	3,064	0	(46)
	04/2021		2,849	DKK	17,992	0	(13)
	04/2021		4,479	MXN	90,382	0	(61)
	05/2021	RUB	3,414	$	46	1	0
	05/2021	$	4,355	CAD	5,484	10	0
	05/2021		1,893	COP	6,707,353	0	(63)
	05/2021		4,490	PEN	16,170	0	(171)
	06/2021	RUB	16,618	$	223	5	0
	06/2021	$	102	RUB	7,586	0	(2)
	07/2021	DKK	17,992	$	2,853	13	0
	07/2021	PEN	2,453		672	17	0
	09/2021		19,358		5,263	95	0
DUB	05/2021	$	122	PEN	445	0	(3)
GLM	04/2021	COP	178,340	$	49	0	0
	04/2021	RUB	4,114		55	0	0
	04/2021	$	382	AUD	494	0	(7)
	04/2021		133	MXN	2,715	0	0
	04/2021		1,674	RUB	123,815	0	(40)
	06/2021	CNH	32,626	$	4,952	8	0
	06/2021	DOP	41,882		716	0	(12)
	06/2021	MYR	7,072		1,695	0	(11)
	09/2021	DOP	3,726		64	0	0
HUS	04/2021	PEN	9,415		2,563	48	0
	04/2021	SEK	26,630		3,088	38	0
	04/2021	$	368	EUR	309	0	(6)
	04/2021		12	PLN	43	0	(1)
	05/2021	RUB	3,460	$	46	1	0
	05/2021	$	161	ILS	525	0	(4)
	05/2021	ZAR	1,088	$	74	1	0
	06/2021	$	1,179	HKD	9,150	0	(1)
	06/2021		111	RUB	8,224	0	(3)
	06/2021		504	SGD	680	1	0
	06/2021	ZAR	74,446	$	4,822	0	(175)
	09/2021	MXN	80,362		3,821	0	(45)
JPM	04/2021	$	3,177	DKK	20,058	0	(14)
	05/2021	COP	6,114,663	$	1,665	0	(4)
	06/2021	CNY	131,777		20,227	267	0
	06/2021	$	1,558	CLP	1,136,722	20	0
	06/2021	ZAR	30,993	$	2,028	0	(52)
	07/2021	DKK	20,058		3,182	15	0
MYI	04/2021		7,039		1,149	40	0
	04/2021	JPY	1,431,749		12,989	58	0
	04/2021	MXN	563		27	0	(1)
	04/2021	$	2,117	AUD	2,672	0	(87)
	04/2021		5	HUF	1,539	0	0
	05/2021		12,993	JPY	1,431,749	0	(58)
	06/2021	CNH	42,163	$	6,419	31	0
RBC	04/2021	AUD	1,709		1,299	1	0
	04/2021	$	1,511	CAD	1,888	0	(8)

44	PIMCO ASSET ALLOCATION FUNDS	See Accompanying Notes

March 31, 2021

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
SCX	04/2021		BRL	6,120	$		1,135	$47	$0
	04/2021		NOK	29,540			3,435	0	(19)
	04/2021		TRY	1,772			218	5	0
	04/2021	$		1,074		BRL	6,120	13	0
	04/2021			21,793		EUR	17,939	0	(755)
	04/2021			5,123		GBP	3,724	11	0
	04/2021			447		JPY	47,800	0	(15)
	04/2021			3,545		SEK	29,180	0	(204)
	05/2021		GBP	3,724	$		5,124	0	(11)
	05/2021	$		21,096		EUR	17,939	0	(47)
	06/2021		INR	32,286	$		433	0	(3)
	06/2021		TWD	19,856			722	19	0
SOG	04/2021	$		24,421		JPY	2,580,049	0	(1,119)
	06/2021		SGD	303	$		226	1	0
SSB	04/2021	$		1,325		MXN	27,784	33	0
	06/2021		JPY	1,912,000	$		17,628	347	0
TOR	04/2021	$		3,499		NOK	29,233	0	(81)
UAG	04/2021		DKK	16,974	$		2,781	105	0
	04/2021		RUB	1,429			19	0	0
	06/2021			1,740			23	0	0

Total Forward Foreign Currency Contracts								$2,126	$(3,818)

PURCHASED OPTIONS:

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount(1)	Cost	Market Value
BOA	Put -OTC USD versus MXN	MXN	20.000	12/03/2021	4,600	$163	$111
	Put - OTC USD versus RUB	RUB	75.000	12/03/2021	4,600	202	129
	Put - OTC USD versus ZAR	ZAR	15.200	12/03/2021	4,600	202	248
MYI	Put - OTC USD versus BRL	BRL	5.000	12/03/2021	4,600	220	50

						$787	$538

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/ Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Cost	Market Value
JPM	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	5.500%	08/24/2021	124,100	$4,913	$1

Total Purchased Options							$5,700	$539

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2021	45

Consolidated Schedule of Investments PIMCO Global Core Asset Allocation Fund (Cont.)

WRITTEN OPTIONS:

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
BOA	Put - OTC USD versus MXN	MXN	17.750	12/03/2021	4,600	$(26)	$(12)
	Call - OTC USD versus MXN		22.500	12/03/2021	4,600	(135)	(121)
	Put - OTC USD versus RUB	RUB	68.250	12/03/2021	4,600	(58)	(24)
	Call - OTC USD versus RUB		85.000	12/03/2021	4,600	(144)	(113)
	Put - OTC USD versus ZAR	ZAR	13.750	12/03/2021	4,600	(59)	(69)
	Call - OTC USD versus ZAR		17.500	12/03/2021	4,600	(149)	(88)
MYI	Put - OTC USD versus BRL	BRL	4.300	12/03/2021	4,600	(39)	(6)
	Call - OTC USD versus BRL		5.750	12/03/2021	4,600	(192)	(279)

						$(802)	$(712)

INFLATION-CAPPED OPTIONS

Counterparty	Description	Initial Index	Floating Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
GLM	Cap - OTC CPALEMU	100.151	Maximum of [(Final Index/Initial Index - 1) - 3.000%] or 0	06/22/2035	6,400	$(291)	$(9)

Total Written Options						$(1,093)	$(721)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(2)

Counterparty	Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(3)	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(4)
								Asset	Liability
GST	CMBX.NA.AAA.10 Index	0.500%	Monthly	11/17/2059	$1,600	$(48)	$64	$16	$0
	CMBX.NA.AAA.9 Index	0.500	Monthly	09/17/2058	8,399	(534)	616	82	0
MYC	CMBX.NA.AAA.10 Index	0.500	Monthly	11/17/2059	7,100	(235)	303	68	0
UAG	CMBX.NA.AAA.10 Index	0.500	Monthly	11/17/2059	2,800	(81)	108	27	0

						$(898)	$1,091	$193	$0

INTEREST RATE SWAPS

Counterparty	Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date		Notional Amount	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
BOA	Receive	3-Month ILS-TELBOR	0.245%	Annual	10/02/2025	ILS	20,800	$0	$92	$92	$0
BPS	Pay	1-Day INR-MIBOR Compounded-OIS	4.785	Semi-Annual	03/17/2026	INR	170,700	0	(42)	0	(42)
CBK	Pay	3-Month KRW-KORIBOR	1.430	Quarterly	07/01/2029	KRW	100	0	0	0	0
GLM	Receive	3-Month ILS-TELBOR	0.245	Annual	12/10/2025	ILS	7,800	0	40	40	0
	Pay	3-Month MYR-KLIBOR	2.053	Quarterly	12/16/2025	MYR	2,800	0	(19)	0	(19)
JPM	3Pay	3-Month ILS-TELBOR	0.308	Annual	01/19/2026	ILS	3,200	0	(15)	0	(15)
MYC	Pay	6-Month THB-THBFIX	0.715	Semi-Annual	12/16/2025	THB	13,100	0	(6)	0	(6)
	Pay	6-Month THB-THBFIX	0.768	Semi-Annual	12/16/2025		143,400	0	(52)	0	(52)
SCX	Pay	3-Month MYR-KLIBOR	2.440	Quarterly	03/17/2026	MYR	14,500	0	(44)	0	(44)
	Pay	6-Month THB-THBFIX Reuters(5)	0.795	Semi-Annual	03/17/2026	THB	17,900	0	(8)	0	(8)

								$0	$(54)	$132	$(186)

46	PIMCO ASSET ALLOCATION FUNDS	See Accompanying Notes

March 31, 2021

TOTAL RETURN SWAPS ON EQUITY AND INTEREST RATE INDICES

Counterparty	Pay/ Receive(6)	Underlying Reference	# of Units	Financing Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
BPS	Pay	NDUEACWF Index	25,347	0.046% (3-Month USD-LIBOR less a specified spread)	Quarterly	03/02/2022	$8,690	$0	$(11)	$0	$(11)
BRC	Receive	iBoxx USD Liquid High Yield Index	N/A	0.187% (3-Month USD-LIBOR plus a specified spread)	Maturity	06/21/2021	100	0	1	1	0
	Receive	BCPMREHO Index	31,933	0.540% (3-Month USD-LIBOR plus a specified spread)	Quarterly	03/15/2022	3,530	0	(337)	0	(337)
	Receive	BCPMRELC Index	23,136	0.502% (3-Month USD-LIBOR plus a specified spread)	Quarterly	03/15/2022	3,531	0	(118)	0	(118)
FBF	Pay	Swiss Market Index	10	0.000% (3-Month USD-LIBOR less a specified spread)	Maturity	06/18/2021	CHF 106	0	(3)	0	(3)
	Pay	DWRTFT Index	16	0.308% (1-Month USD-LIBOR plus a specified spread)	Monthly	04/07/2021	$183	0	4	4	0
	Pay	DWRTFT Index	825	0.249% (1-Month USD-LIBOR plus a specified spread)	Monthly	08/25/2021	9,259	0	2	2	0
JPM	Pay	DWRTFT Index	323	0.318% (1-Month USD-LIBOR plus a specified spread)	Monthly	04/15/2021	3,703	0	78	78	0
	Receive	iBoxx USD Liquid Investment Grade Index	N/A	0.187% (3-Month USD-LIBOR plus a specified spread)	Maturity	09/20/2021	100	0	(5)	0	(5)
	Receive	JPPMRFL Index(7)	52,751	0.389% (1-Month USD-LIBOR plus a specified spread)	Monthly	11/03/2021	18,184	0	(6)	0	(6)
	Pay	NDUEACWF Index	17,309	0.104% (3-Month USD-LIBOR less a specified spread)	Quarterly	12/08/2021	5,941	0	0	0	0

								$0	$(395)	$85	$(480)

VOLATILITY SWAPS

Counterparty	Pay/ Receive(5) Volatility	Reference Entity	Volatility Strike	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
DUB	Pay	USD versus CNH 1-Year ATM Realized Volatility	6.425%	Maturity	11/05/2021	$32	$0	$39	$39	$0
JPM	Pay	USD versus CNH 1-Year ATM Realized Volatility	6.350	Maturity	11/24/2021	33	0	37	37	0

							$0	$76	$76	$0

Total Swap Agreements							$(898)	$718	$486	$(666)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2021	47

Consolidated Schedule of Investments PIMCO Global Core Asset Allocation Fund (Cont.)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of March 31, 2021:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts		Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(6)
BOA	$625	$488	$92	$1,205		$(154)	$(427)	$0	$(581)	$624	$(580)	$44
BPS	75	0	0	75		(411)	0	(53)	(464)	(389)	385	(4)
BRC	6	0	1	7		(89)	0	(455)	(544)	(537)	667	130
CBK	310	0	0	310		(378)	0	0	(378)	(68)	0	(68)
DUB	0	0	39	39		(3)	0	0	(3)	36	(20)	16
FBF	0	0	6	6		0	0	(3)	(3)	3	581	584
GLM	8	0	40	48		(70)	(9)	(19)	(98)	(50)	(420)	(470)
GST	0	0	98	98		0	0	0	0	98	(270)	(172)
HUS	89	0	0	89		(235)	0	0	(235)	(146)	219	73
JPM	302	1	115	418		(70)	0	(26)	(96)	322	(1,120)	(798)
MYC	0	0	68	68		0	0	(58)	(58)	10	(136)	(126)
MYI	129	50	0	179		(146)	(285)	0	(431)	(252)	306	54
RBC	1	0	0	1		(8)	0	0	(8)	(7)	0	(7)
SCX	95	0	0	95		(1,054)	0	(52)	(1,106)	(1,011)	825	(186)
SOG	1	0	0	1		(1,119)	0	0	(1,119)	(1,118)	914	(204)
SSB	380	0	0	380		0	0	0	0	380	(320)	60
TOR	0	0	0	0		(81)	0	0	(81)	(81)	0	(81)
UAG	105	0	27	132		0	0	0	0	132	0	132

Total Over the Counter	$2,126	$539	$486	$3,151	$	(3,818)	$(721)	$(666)	$(5,205)

(m)

Securities with an aggregate market value of $3,897 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of March 31, 2021.

(1)	Notional Amount represents the number of contracts.
(2)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)

Receive represents that the Fund receives payments for any positive net return on the underlying reference. The Fund makes payments for any negative net return on such underlying reference. Pay represents that the Fund receives payments for any negative net return on the underlying reference. The Fund makes payments for any positive net return on such underlying reference.

(6)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC derivatives can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

48	PIMCO ASSET ALLOCATION FUNDS	See Accompanying Notes

March 31, 2021

(7)	The following table represents the top 50 individual positions and related values within the total return basket swap as of March 31, 2021:

Referenced Entity	% of Index	Value
Industrials
Caterpillar, Inc.	2.1%	$382
CH Robinson Worldwide, Inc.	1.6	291
Cummins, Inc.	1.7	309
Deere & Co	2.4	436
Eaton Corp. PLC	1.9	345
Emerson Electric Co.	2.0	364
Fastenal Co.	1.7	309
Fortive Corp.	1.7	309
HEICO Corp.	1.0	182
Honeywell International, Inc.	1.9	345
Ingersoll Rand, Inc.	2.0	364
Jacobs Engineering Group, Inc.	1.9	345
Knight-Swift Transportation Holdings, Inc.	1.9	345
Masco Corp.	1.6	291
Old Dominion Freight Line, Inc.	1.8	327
Parker-Hannifin Corp.	2.2	400
Rockwell Automation, Inc.	1.6	291
Roper Technologies, Inc.	1.6	291
Union Pacific Corp.	1.8	327
United Rentals, Inc.	2.5	455
Werner Enterprises, Inc.	1.0	182
XPO Logistics, Inc.	2.0	364
Other Industrials◀	2.7	490

Total Industrials		$7,744

Information Technology
Applied Materials, Inc.	1.4%	$255
ASML Holding NV	1.0	182
KLA-Tencor Corp.	1.0	182
Lam Research Corp.	1.1	200
Microchip Technology, Inc.	0.9	164

Referenced Entity	% of Index	Value
Micron Technology, Inc.	1.1%	$200
NXP Semiconductors NV	0.9	164
ON Semiconductor Corp.	1.1	200
PTC, Inc.	1.0	182
Qorvo, Inc.	0.9	164
Taiwan Semiconductor Manufacturing Co Ltd.	0.9	164
Teradyne, Inc.	0.8	145
Trimble, Inc.	1.0	182
Zebra Technologies Corp.	1.0	182
Other Information Technology◀	7.4	1,345

Total Information Technology		$3,911

Materials
Air Products & Chemicals, Inc.	2.0%	$364
BHP Group Ltd.	3.3	600
Dow Inc	2.7	491
Eagle Materials, Inc.	0.9	164
Freeport-McMoRan, Inc.	3.7	673
Linde PLC	2.5	455
LyondellBasell Industries NV ‘A’	2.9	527
Martin Marietta Materials Inc.	2.5	455
Nucor Corp.	3.1	564
Rio Tinto PLC	2.8	509
Sherwin-Williams Co/The	2.1	382
Steel Dynamics, Inc.	1.8	327
Vale SA	3.3	600
Vulcan Materials Company	2.3	418

Total Materials		$6,529

Total Value		$18,184

◀	Represents positions not identified as a top 50 component or as having an individual notional value less than 1% of the notional of the total return swap, as of March 31, 2021.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2021	49

Consolidated Schedule of Investments PIMCO Global Core Asset Allocation Fund (Cont.)

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Consolidated Statement of Assets and Liabilities as of March 31, 2021:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$125	$0	$1,433	$0	$130	$1,688
Swap Agreements	0	3	0	0	444	447

	$125	$3	$1,433	$0	$574	$2,135

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$2,126	$0	$2,126
Purchased Options	0	0	0	538	1	539
Swap Agreements	0	193	84	76	133	486

	$0	$193	$84	$2,740	$134	$3,151

	$125	$196	$1,517	$2,740	$708	$5,286

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$66	$0	$336	$0	$233	$635
Swap Agreements	0	1	0	0	284	285

	$66	$1	$336	$0	$517	$920

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$3,818	$0	$3,818
Written Options	0	0	0	712	9	721
Swap Agreements	0	0	475	0	191	666

	$0	$0	$475	$4,530	$200	$5,205

	$66	$1	$811	$4,530	$717	$6,125

The effect of Financial Derivative Instruments on the Consolidated Statement of Operations for the year ended March 31, 2021:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$(11)	$(11)
Written Options	78	0	(8)	0	0	70
Futures	888	0	85,087	0	(520)	85,455
Swap Agreements	0	244	0	0	2,478	2,722

	$966	$244	$85,079	$0	$1,947	$88,236

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$4,244	$0	$4,244
Purchased Options	0	0	0	(197)	(1)	(198)
Written Options	0	70	0	208	287	565
Swap Agreements	175	1,442	(1,916)	0	(549)	(848)

	$175	$1,512	$(1,916)	$4,255	$(263)	$3,763

	$1,141	$1,756	$83,163	$4,255	$1,684	$91,999

50	PIMCO ASSET ALLOCATION FUNDS	See Accompanying Notes

March 31, 2021

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$(36)	$(36)
Written Options	(71)	0	0	0	0	(71)
Futures	43	0	823	0	(400)	466
Swap Agreements	0	79	0	0	(2,435)	(2,356)

	$(28)	$79	$823	$0	$(2,871)	$(1,997)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(2,667)	$0	$(2,667)
Purchased Options	0	0	0	(251)	(6)	(257)
Written Options	0	0	0	221	(252)	(31)
Swap Agreements	19	(658)	(421)	76	(57)	(1,041)

	$19	$(658)	$(421)	$(2,621)	$(315)	$(3,996)

	$(9)	$(579)	$402	$(2,621)	$(3,186)	$(5,993)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2021 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2021
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$0	$30,815	$0	$30,815
Industrials	0	18,897	0	18,897
Utilities	0	2,116	0	2,116
Convertible Bonds & Notes
Industrials	0	681	0	681
U.S. Government Agencies	0	1,374	0	1,374
U.S. Treasury Obligations	0	7,838	0	7,838
Non-Agency Mortgage-Backed Securities	0	6,045	0	6,045
Asset-Backed Securities	0	8,934	0	8,934
Sovereign Issues	0	53,597	0	53,597
Common Stocks
Consumer Discretionary	1,533	0	0	1,533
Health Care	1,230	0	0	1,230
Industrials	1,340	0	0	1,340
Information Technology	8,712	0	0	8,712
Materials	353	0	0	353
Utilities	1,272	0	0	1,272
Preferred Securities
Banking & Finance	0	2,171	0	2,171
Real Estate Investment Trusts
Real Estate	15,146	0	0	15,146
Short-Term Instruments
Repurchase Agreements	0	3,028	0	3,028
Short-Term Notes	0	29	0	29
Argentina Treasury Bills	0	166	0	166
Japan Treasury Bills	0	17,272	0	17,272
U.S. Treasury Bills	0	17,071	0	17,071
U.S. Treasury Cash Management Bills	0	4,100	0	4,100

	$29,586	$174,134	$0	$203,720

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2021	51

Consolidated Schedule of Investments PIMCO Global Core Asset Allocation Fund (Cont.)

March 31, 2021

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2021
Investments in Affiliates, at Value
Mutual Funds	$61,566	$0	$0	$61,566
Short-Term Instruments
Central Funds Used for Cash Management Purposes	66,465	0	0	66,465

	$128,031	$0	$0	$128,031

Total Investments	$157,617	$174,134	$0	$331,751

Short Sales, at Value - Liabilities
U.S. Treasury Obligations	$0	$(3,032)	$0	$(3,032)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	1,688	447	0	2,135
Over the counter	0	3,151	0	3,151

	$1,688	$3,598	$0	$5,286

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(634)	(285)	0	(919)
Over the counter	0	(5,205)	0	(5,205)

	$(634)	$(5,490)	$0	$(6,124)

Total Financial Derivative Instruments	$1,054	$(1,892)	$0	$(838)

Totals	$158,671	$169,210	$0	$327,881

There were no significant transfers into or out of Level 3 during the period ended March 31, 2021.

52	PIMCO ASSET ALLOCATION FUNDS	See Accompanying Notes

Notes to Financial Statements

March 31, 2021

1. ORGANIZATION

PIMCO Funds (the “Trust”) is a Massachusetts business trust established under a Declaration of Trust dated February 19, 1987, as amended and restated November 4, 2014. The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. Information presented in these financial statements pertains to the Institutional Class, I-2, Class A and Class C shares of the funds (each a “Fund” and collectively, the “Funds”) indicated on the cover of this report. Pacific Investment Management Company LLC (“PIMCO”) serves as the investment adviser (the “Adviser”) for the Funds. Research Affiliates, LLC (“Research Affiliates”) serves as the sub-adviser to the PIMCO Multi-Strategy Alternative Fund. The PIMCO Global Core Asset Allocation Fund may invest its assets in the Underlying PIMCO Funds, which, for the Fund, is defined to include Institutional Class or Class M shares of any funds of the Trust and PIMCO Equity Series, an affiliated open-end investment company, except other funds of funds and series of the Trust sub-advised by Gurtin Municipal Bond Management. The PIMCO Multi-Strategy Alternative Fund may invest its assets in the Underlying PIMCO Funds, which, for the Fund, is defined to include Institutional Class or Class M shares of any funds of the Trust and PIMCO Equity Series, except other funds of funds and series of the Trust sub-advised by Gurtin Municipal Bond Management, or shares of any funds of PIMCO ETF Trust, an affiliated investment company. Each Fund is further permitted to invest in Acquired Funds, which is defined to include the Underlying PIMCO Funds (as defined for each Fund) and other affiliated funds, including funds of PIMCO ETF Trust, and unaffiliated funds.

On February 12, 2021, the Board of Trustees of the Trust (the “Board”) approved the liquidation of the PIMCO Multi-Strategy Alternative Fund. The liquidation of the PIMCO Multi-Strategy Alternative Fund occurred on May 14, 2021.

On November 18, 2020, the Board of Trustees approved a reduction in the holding period of an automatic conversion of the Funds’ Class C shares into Class A shares of the same Fund from ten years to eight years. The reduction in the holding period became effective on January 18, 2021, with the first conversion taking place on or about February 10, 2021 and subsequent conversions occurring monthly thereafter. Certain financial intermediaries may have different policies and procedures regarding the conversion of Class C shares to Class A shares, as described in Appendix B to the applicable Fund’s prospectus (Financial Firm-Specific Sales Charge Waivers and Discounts).

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). Each Fund is treated as an investment company under the reporting requirements of U.S. GAAP. The functional and reporting currency for the Funds is the U.S. dollar. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

ANNUAL REPORT	MARCH 31, 2021	53

Notes to Financial Statements (Cont.)

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled beyond a standard settlement period for the security after the trade date. Realized gains (losses) from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as a Fund is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date, with the exception of securities with a forward starting effective date, where interest income is recorded on the accrual basis from effective date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation (depreciation) on investments on the Statements of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain (loss) on investments on the Statements of Operations. Paydown gains (losses) on mortgage-related and other asset-backed securities, if any, are recorded as components of interest income on the Statements of Operations. Income or short-term capital gain distributions received from registered investment companies, if any, are recorded as dividend income. Long-term capital gain distributions received from registered investment companies, if any, are recorded as realized gains.

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is probable.

(b) Foreign Currency Translation  The market values of foreign securities, currency holdings and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies, if any, are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Funds do not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized gain (loss) and net change in unrealized appreciation (depreciation) from investments on the Statements of Operations. The Funds may invest directly or indirectly through investments in Underlying PIMCO Funds or Acquired Funds, as applicable, in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract. Realized foreign exchange gains (losses) arising from sales of spot foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain (loss) on foreign currency transactions on the Statements of Operations. Net unrealized foreign exchange gains (losses) arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period are included in net change in unrealized appreciation (depreciation) on foreign currency assets and liabilities on the Statements of Operations.

54	PIMCO ASSET ALLOCATION FUNDS

March 31, 2021

(c) Multi-Class Operations  Each class offered by the Trust has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains (losses) are allocated daily based on the relative net assets of each class of the respective Fund. Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees. Under certain circumstances, the per share net asset value (“NAV”) of a class of the respective Fund’s shares may be different from the per share NAV of another class of shares as a result of the different daily expense accruals applicable to each class of shares.

(d) Distributions to Shareholders  The following table shows the anticipated frequency of distributions from net investment income, if any, for each Fund.

Distribution Frequency

Fund Name	Declared	Distributed

PIMCO Multi-Strategy Alternative Fund	Quarterly	Quarterly

PIMCO Global Core Asset Allocation Fund	Quarterly	Quarterly

Net realized capital gains earned by each Fund, if any, will be distributed no less frequently than once each year.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. As a result, income distributions and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on each Fund’s annual financial statements presented under U.S. GAAP.

Separately, if a Fund determines that a portion of a distribution may be comprised of amounts from capital gains, paid in capital, or other capital sources in accordance with its policies, accounting records, and accounting practices, the Fund will notify shareholders of the estimated composition of such distribution through a Section 19 Notice. For these purposes, a Fund determines the source or sources from which a distribution is paid, to the close of the period as of which it is paid, in reference to its internal accounting records and related accounting practices. If, based on such accounting records and practices, it is determined that a particular distribution does not include capital gains or paid-in surplus or other capital sources, a Section 19 Notice generally would not be issued. It is important to note that differences exist between a Fund’s daily internal accounting records and practices, a Fund’s financial statements presented in accordance with U.S. GAAP, and recordkeeping practices under income tax regulations. For instance, a Fund’s internal accounting records and practices may take into account, among other factors, tax-related characteristics of certain sources of distributions that differ from treatment under U.S. GAAP. Examples of such differences may include, among others, the treatment of periodic payments under interest rate swap contracts. Accordingly, among other consequences, it is possible that a Fund may not issue a Section 19 Notice in situations where the Fund’s financial statements prepared later and in accordance with U.S. GAAP and/or the

ANNUAL REPORT	MARCH 31, 2021	55

Notes to Financial Statements (Cont.)

final tax character of those distributions might later report that the sources of those distributions included capital gains and/or a return of capital. Please visit www.pimco.com for the most recent Section 19 Notice, if applicable, for additional information regarding the estimated composition of distributions. Final determination of a distribution’s tax character will be provided to shareholders when such information is available.

Distributions classified as a tax basis return of capital at a Fund’s fiscal year end, if any, are reflected on the Statements of Changes in Net Assets and have been recorded to paid in capital on the Statements of Assets and Liabilities. In addition, other amounts have been reclassified between distributable earnings (accumulated loss) and paid in capital on the Statements of Assets and Liabilities to more appropriately conform U.S. GAAP to tax characterizations of distributions.

(e) New Accounting Pronouncements and Regulatory Updates  In March 2020, the Financial Accounting Standards Board issued an Accounting Standards Update (“ASU”), ASU 2020-04, which provides optional guidance to ease the potential accounting burden associated with transitioning away from the London Interbank Offered Rate and other reference rates that are expected to be discontinued. The ASU is effective immediately upon release of the update on March 12, 2020 through December 31, 2022. At this time, management is evaluating implications of these changes on the financial statements.

In October 2020, the U.S. Securities and Exchange Commission (“SEC”) adopted a rule related to the use of derivatives, short sales, reverse repurchase agreements and certain other transactions by registered investment companies that rescinds and withdraws the guidance of the SEC and its staff regarding asset segregation and cover transactions. Subject to certain exceptions, the rule requires funds to trade derivatives and other transactions that create future payment or delivery obligations (except reverse repurchase agreements and similar financing transactions) subject to a value-at-risk leverage limit, certain derivatives risk management program and reporting requirements. The rule went into effect on February 19, 2021 and funds will have an eighteen-month transition period to comply with the rule and related reporting requirements. At this time, management is evaluating the implications of these changes on the financial statements.

In October 2020, the SEC adopted a rule regarding the ability of a fund to invest in other funds. The rule allows a fund to acquire shares of another fund in excess of certain limitations currently imposed by the Act without obtaining individual exemptive relief from the SEC, subject to certain conditions. The rule also included the rescission of certain exemptive relief from the SEC and guidance from the SEC staff for funds to invest in other funds. The rule went into effect on January 19, 2021 and funds will have a one-year transition period to comply with the rule and related reporting requirements. At this time, management is evaluating the implications of these changes on the financial statements.

In December 2020, the SEC adopted a rule addressing fair valuation of fund investments. The new rule sets forth requirements for good faith determinations of fair value as well as for the performance of fair value determinations, including related oversight and reporting obligations. The new rule also defines “readily available market quotations” for purposes of the definition of “value” under the Act, and the SEC noted that this definition would apply in all contexts under the Act. The effective date for the rule was March 8, 2021. The SEC adopted an eighteen-month transition period beginning from the effective date for both the new rule and the associated new recordkeeping requirements. At this time, management is evaluating the implications of these changes on the financial statements.

56	PIMCO ASSET ALLOCATION FUNDS

March 31, 2021

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The price of a Fund’s shares is based on the Fund’s NAV. The NAV of a Fund, or each of its share classes, as applicable, is determined by dividing the total value of portfolio investments and other assets, less any liabilities attributable to that Fund or class, by the total number of shares outstanding of that Fund or class.

On each day that the New York Stock Exchange (“NYSE”) is open, Fund shares are ordinarily valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (“NYSE Close”). Information that becomes known to the Funds or their agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. If regular trading on the NYSE closes earlier than scheduled, each Fund reserves the right to either (i) calculate its NAV as of the earlier closing time or (ii) calculate its NAV as of the normally scheduled close of regular trading on the NYSE for that day. Each Fund generally does not calculate its NAV on days during which the NYSE is closed. However, if the NYSE is closed on a day it would normally be open for business, each Fund reserves the right to calculate its NAV as of the normally scheduled close of regular trading on the NYSE for that day or such other time that the Fund may determine.

For purposes of calculating NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from established market makers or prices (including evaluated prices) supplied by the Funds’ approved pricing services, quotation reporting systems and other third-party sources (together, “Pricing Services”). The Funds will normally use pricing data for domestic equity securities received shortly after the NYSE Close and do not normally take into account trading, clearances or settlements that take place after the NYSE Close. If market value pricing is used, a foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by the Adviser to be the primary exchange. A foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange. Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from Pricing Services may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Swap agreements are valued on the basis of bid quotes obtained from brokers and dealers or market-based prices supplied by Pricing Services. A Fund’s investments in open-end management investment companies, other than exchange-traded funds (“ETFs”), are valued at the NAVs of such investments. Open-end management investment companies may include affiliated funds.

ANNUAL REPORT	MARCH 31, 2021	57

Notes to Financial Statements (Cont.)

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value based on procedures established and approved by the Board of Trustees of the Trust (the “Board”). Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, a Fund may determine the fair value of investments based on information provided by Pricing Services and other third-party vendors, which may recommend fair value or adjustments with reference to other securities, indices or assets. In considering whether fair valuation is required and in determining fair values, a Fund may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the NYSE Close. A Fund may utilize modeling tools provided by third-party vendors to determine fair values of foreign (non-U.S.) securities. For these purposes, any movement in the applicable reference index or instrument (“zero trigger”) between the earlier close of the applicable foreign market and the NYSE Close may be deemed to be a significant event, prompting the application of the pricing model (effectively resulting in daily fair valuations). Foreign exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Trust is not open for business, which may result in a Fund’s portfolio investments being affected when shareholders are unable to buy or sell shares.

Senior secured floating rate loans for which an active secondary market exists to a reliable degree are valued at the mean of the last available bid/ask prices in the market for such loans, as provided by a Pricing Service. Senior secured floating rate loans for which an active secondary market does not exist to a reliable degree are valued at fair value, which is intended to approximate market value. In valuing a senior secured floating rate loan at fair value, the factors considered may include, but are not limited to, the following: (a) the creditworthiness of the borrower and any intermediate participants, (b) the terms of the loan, (c) recent prices in the market for similar loans, if any, and (d) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Services. As a result, the value of such investments and, in turn, the NAV of a Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Trust is not open for business. As a result, to the extent that a Fund holds foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Fund’s next calculated NAV.

Investments for which market quotes or market based valuations are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction. The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to the Adviser the responsibility for applying the fair valuation methods. In the event that market quotes or market based valuations are not readily available, and the security or asset cannot be valued pursuant to a Board approved valuation method, the value of the security or asset will be determined in good faith by the Board. Market

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quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, indicative market quotations (“Broker Quotes”), Pricing Services’ prices), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of a Fund’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated, to the Adviser, the responsibility for monitoring significant events that may materially affect the values of a Fund’s securities or assets and for determining whether the value of the applicable securities or assets should be reevaluated in light of such significant events.

When a Fund (or, in each instance in this paragraph, as applicable, an Underlying PIMCO Fund or Acquired Fund) uses fair valuation to determine the value of a portfolio security or other asset for purposes of calculating its NAV, such investments will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board or persons acting at their direction believe reflects fair value. Fair valuation may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of a Fund’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Board or persons acting at their direction would accurately reflect the price that a Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by a Fund may differ from the value that would be realized if the securities were sold. The Funds’ use of fair valuation may also help to deter “stale price arbitrage” as discussed under the “Abusive Trading Practices” section in each Fund’s prospectus.

(b) Fair Value Hierarchy  U.S. GAAP describes fair value as the price that a Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

∎	Level 1 — Quoted prices in active markets or exchanges for identical assets and liabilities.

∎

Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

∎

Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

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Notes to Financial Statements (Cont.)

In accordance with the requirements of U.S. GAAP, the amounts of transfers into and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for each respective Fund.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers into and out of the Level 3 category during the period. The end of period value is used for the transfers between Levels of a Fund’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for each respective Fund.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1 and Level 2 trading assets and trading liabilities, at fair value  The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The Pricing Services’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

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Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using Pricing Services that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment companies (other than ETFs) will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted.

Equity exchange-traded options and over the counter financial derivative instruments, such as forward foreign currency contracts and options contracts derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established market makers or Pricing Services (normally determined as of the NYSE Close). Depending on the product and the terms of the transaction, financial derivative instruments can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps and over the counter swaps derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. They are valued using a broker-dealer bid quotation or on market-based prices provided by Pricing Services (normally determined as of the NYSE Close). Centrally cleared swaps and over the counter swaps can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models may use inputs that are observed from actively quoted markets such as the overnight index swap rate, London Interbank Offered Rate forward rate, interest rates, yield curves and credit spreads. These securities are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair value  When a fair valuation method is applied by the Adviser that uses significant unobservable inputs, investments will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy.

Short-term debt instruments (such as commercial paper) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost value of such short-term debt instruments is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. These securities are categorized as Level 2 or Level 3 of the fair value hierarchy depending on the source of the base price.

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Notes to Financial Statements (Cont.)

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Affiliates

Each of the PIMCO Global Core Asset Allocation Fund and PIMCO Multi-Strategy Alternative Fund may invest its assets in Underlying PIMCO Funds and Acquired Funds, as previously defined and in each Fund’s respective prospectus. Each Fund may also invest in the PIMCO Short Asset Portfolio and the PIMCO Short-Term Floating NAV Portfolio III (“Central Funds”) to the extent permitted by the Act and rules thereunder. The Central Funds are registered investment companies created for use solely by the series of the Trust and other series of registered investment companies advised by the Adviser, in connection with their cash management activities. The main investments of the Central Funds are money market and short maturity fixed income instruments. The Central Funds may incur expenses related to their investment activities, but do not pay Investment Advisory Fees or Supervisory and Administrative Fees to the Adviser. The Central Funds are considered to be affiliated with the Funds. A complete schedule of portfolio holdings for each affiliate fund is filed with the SEC for the first and third quarters of each fiscal year on Form N-PORT and is available at the SEC’s website at www.sec.gov. A copy of each Acquired Fund’s shareholder report is also available at the SEC’s website at www.sec.gov, and a copy of each affiliate fund’s shareholder report is available on the Funds’ website at www.pimco.com, or upon request, as applicable. The tables below show the Funds’ transactions in and earnings from investments in the affiliated Funds for the period ended March 31, 2021 (amounts in thousands†):

PIMCO Multi-Strategy Alternative Fund

Underlying PIMCO Funds	Market Value 03/31/2020	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 03/31/2021	Dividend Income(1)	Realized Net Capital Gain Distributions(1)

PIMCO CommoditiesPLUS® Strategy Fund	$3,970	$693	$(5,865)	$(509)	$1,947	$236	$17	$0

PIMCO Credit Opportunities Bond Fund	17,211	11,291	(25,679)	141	1,615	4,579	482	0

PIMCO Dynamic Bond Fund	22,626	5,389	(26,560)	(138)	1,699	3,016	404	0

PIMCO Mortgage Opportunities and Bond Fund	28,746	8,922	(35,281)	54	1,399	3,840	672	0

PIMCO Preferred and Capital Securities Fund	2,614	2,118	(4,677)	(176)	430	309	27	0

PIMCO RAE Worldwide Long/Short PLUS Fund	12,696	3,380	(14,541)	(1,578)	1,985	1,942	626	0

PIMCO RealEstateRealReturn Strategy Fund	4,710	1,216	(6,178)	208	430	386	119	23

PIMCO Short-Term Floating NAV Portfolio III	16,449	91,640	(106,028)	(7)	72	2,126	41	0

PIMCO TRENDS Managed Futures Strategy Fund	5,070	22,890	(24,949)	85	(140)	2,956	619	45

Totals	$114,092	$147,539	$(249,758)	$(1,920)	$9,437	$19,390	$3,007	$68

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PIMCO Global Core Asset Allocation Fund

Underlying PIMCO Funds	Market Value 03/31/2020	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 03/31/2021	Dividend Income(1)	Realized Net Capital Gain Distributions(1)

PIMCO Investment Grade Credit Bond Fund	$0	$18,412	$(5,275)	$292	$357	$13,786	$586	$77

PIMCO Mortgage Opportunities and Bond Fund	45,262	18,887	(18,826)	(51)	2,508	47,780	1,818	0

PIMCO Short Asset Portfolio	0	35,108	0	0	57	35,165	116	0

PIMCO Short-Term Floating NAV Portfolio III	50,224	308,182	(327,392)	223	63	31,300	281	0

Totals	$95,486	$380,589	$(351,493)	$464	$2,985	$128,031	$2,801	$77

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)

The tax characterization of distributions is determined in accordance with Federal income tax regulations and may contain a return of capital. The actual tax characterization of distributions received is determined at the end of the fiscal year of the affiliated fund, unless otherwise advised on IRS Form 1099-DIV. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

(b) Investments in Securities

The Funds (and where applicable, certain Acquired Funds and Underlying PIMCO Funds) may utilize the investments and strategies described below to the extent permitted by each Fund’s respective investment policies.

Delayed-Delivery Transactions  involve a commitment by a Fund to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery transactions are outstanding, a Fund will designate or receive as collateral liquid assets in an amount sufficient to meet the purchase price or respective obligations. When purchasing a security on a delayed-delivery basis, a Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its NAV. A Fund may dispose of or renegotiate a delayed-delivery transaction after it is entered into, which may result in a realized gain (loss). When a Fund has sold a security on a delayed-delivery basis, the Fund does not participate in future gains (losses) with respect to the security.

Inflation-Indexed Bonds  are fixed income securities whose principal value is periodically adjusted by the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statements of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury Inflation-Protected Securities. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

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Notes to Financial Statements (Cont.)

Mortgage-Related and Other Asset-Backed Securities  directly or indirectly represent a participation in, or are secured by and payable from, loans on real property. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. These securities provide a monthly payment which consists of both interest and principal. Interest may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Many of the risks of investing in mortgage-related securities secured by commercial mortgage loans reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make lease payments, and the ability of a property to attract and retain tenants. These securities may be less liquid and may exhibit greater price volatility than other types of mortgage-related or other asset-backed securities. Other asset-backed securities are created from many types of assets, including, but not limited to, auto loans, accounts receivable, such as credit card receivables and hospital account receivables, home equity loans, student loans, boat loans, mobile home loans, recreational vehicle loans, manufactured housing loans, aircraft leases, computer leases and syndicated bank loans.

Collateralized Debt Obligations  (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which a Fund invests. In addition to the normal risks associated with fixed income securities discussed elsewhere in this report and each Fund’s prospectus and statement of additional information (e.g., prepayment risk, credit risk, liquidity risk, market risk, structural risk, legal risk and interest rate risk (which may be exacerbated if the interest rate payable on a structured financing changes based on multiples of changes in interest rates or inversely to changes in interest rates)), CBOs, CLOs and other CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the quality of the collateral may decline in value or default, (iii) the risk that a Fund may invest in CBOs, CLOs, or other CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Collateralized Mortgage Obligations  (“CMOs”) are debt obligations of a legal entity that are collateralized by whole mortgage loans or private mortgage bonds and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches”, with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest,

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including prepayments. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

Perpetual Bonds  are fixed income securities with no maturity date but pay a coupon in perpetuity (with no specified ending or maturity date). Unlike typical fixed income securities, there is no obligation for perpetual bonds to repay principal. The coupon payments, however, are mandatory. While perpetual bonds have no maturity date, they may have a callable date in which the perpetuity is eliminated and the issuer may return the principal received on the specified call date. Additionally, a perpetual bond may have additional features, such as interest rate increases at periodic dates or an increase as of a predetermined point in the future.

Real Estate Investment Trusts  (“REITs”) are pooled investment vehicles that own, and typically operate, income-producing real estate. If a REIT meets certain requirements, including distributing to shareholders substantially all of its taxable income (other than net capital gains), then it is not taxed on the income distributed to shareholders. Distributions received from REITs may be characterized as income, capital gain or a return of capital. A return of capital is recorded by a Fund as a reduction to the cost basis of its investment in the REIT. REITs are subject to management fees and other expenses, and so the Funds that invest in REITs will bear their proportionate share of the costs of the REITs’ operations.

Restricted Investments  are subject to legal or contractual restrictions on resale and may generally be sold privately, but may be required to be registered or exempted from such registration before being sold to the public. Private placement securities are generally considered to be restricted except for those securities traded between qualified institutional investors under the provisions of Rule 144A of the Securities Act of 1933. Disposal of restricted investments may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult to achieve. Restricted investments held by the Funds at March 31, 2021, as applicable, are disclosed in the Notes to Schedules of Investments.

Securities Issued by U.S. Government Agencies or Government-Sponsored Enterprises  are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association, are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities which do not distribute interest on a current basis and tend to be subject to a greater risk than interest-paying securities of similar maturities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks,

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Notes to Financial Statements (Cont.)

commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

In June 2019, FNMA and FHLMC started issuing Uniform Mortgage Backed Securities in place of their current offerings of TBA-eligible securities (the “Single Security Initiative”). The Single Security Initiative seeks to support the overall liquidity of the TBA market and aligns the characteristics of FNMA and FHLMC certificates. The effects that the Single Security Initiative may have on the market for TBA and other mortgage-backed securities are uncertain.

Roll-timing strategies can be used where a Fund seeks to extend the expiration or maturity of a position, such as a TBA security on an underlying asset, by closing out the position before expiration and opening a new position with respect to substantially the same underlying asset with a later expiration date. TBA securities purchased or sold are reflected on the Statements of Assets and Liabilities as an asset or liability, respectively.

When-Issued Transactions  are purchases or sales made on a when-issued basis. These transactions are made conditionally because a security, although authorized, has not yet been issued in the market. Transactions to purchase or sell securities on a when-issued basis involve a commitment by a Fund to purchase or sell these securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. A Fund may sell when-issued securities before they are delivered, which may result in a realized gain (loss).

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Funds (and where applicable, certain Acquired Funds and Underlying PIMCO Funds) may enter into the borrowings and other financing transactions described below to the extent permitted by each Fund’s respective investment policies.

The following disclosures contain information on a Fund’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by a Fund. The location of these instruments in each Fund’s financial statements is described below.

(a) Repurchase Agreements  Under the terms of a typical repurchase agreement, a Fund purchases an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and a Fund to resell, the obligation at an agreed-upon price and time. In an open maturity repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Fund or counterparty at any time. The underlying securities for all repurchase agreements are held by a Fund’s custodian or designated subcustodians under tri-party repurchase agreements and in certain instances will remain in custody with the counterparty. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Repurchase agreements, if any, including accrued interest, are included on the Statements of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statements of

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Operations. In periods of increased demand for collateral, a Fund may pay a fee for the receipt of collateral, which may result in interest expense to the Fund.

(b) Reverse Repurchase Agreements  In a reverse repurchase agreement, a Fund delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. In an open maturity reverse repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Fund or counterparty at any time. A Fund is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by a Fund to counterparties are reflected as a liability on the Statements of Assets and Liabilities. Interest payments made by a Fund to counterparties are recorded as a component of interest expense on the Statements of Operations. In periods of increased demand for the security, a Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund. A Fund will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under reverse repurchase agreements.

(c) Sale-Buybacks  A sale-buyback financing transaction consists of a sale of a security by a Fund to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed-upon price and date. A Fund is not entitled to receive principal and interest payments, if any, made on the security sold to the counterparty during the term of the agreement. The agreed-upon proceeds for securities to be repurchased by a Fund are reflected as a liability on the Statements of Assets and Liabilities. A Fund will recognize net income represented by the price differential between the price received for the transferred security and the agreed-upon repurchase price. This is commonly referred to as the ‘price drop’. A price drop consists of (i) the foregone interest and inflationary income adjustments, if any, a Fund would have otherwise received had the security not been sold and (ii) the negotiated financing terms between a Fund and counterparty. Foregone interest and inflationary income adjustments, if any, are recorded as components of interest income on the Statements of Operations. Interest payments based upon negotiated financing terms made by a Fund to counterparties are recorded as a component of interest expense on the Statements of Operations. In periods of increased demand for the security, a Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund. A Fund will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under sale-buyback transactions.

(d) Short Sales  Short sales are transactions in which a Fund sells a security that it may not own. A Fund may make short sales of securities to (i) offset potential declines in long positions in similar securities, (ii) to increase the flexibility of the Fund, (iii) for investment return, (iv) as part of a risk arbitrage strategy, and (v) as part of its overall portfolio management strategies involving the use of derivative instruments. When a Fund engages in a short sale, it may borrow the security sold short and deliver it to the counterparty. A Fund will ordinarily have to pay a fee or premium to borrow a security and be obligated to repay the lender of the security any dividend or interest that accrues on the security during the period of the loan. Securities sold in short sale transactions and the dividend or interest payable on such securities, if any, are reflected as payable for short sales on the Statements of Assets and Liabilities. Short sales expose a Fund to the risk that it will be required to

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Notes to Financial Statements (Cont.)

cover its short position at a time when the security or other asset has appreciated in value, thus resulting in losses to a Fund. A short sale is “against the box” if a Fund holds in its portfolio or has the right to acquire the security sold short, or securities identical to the security sold short, at no additional cost. A Fund will be subject to additional risks to the extent that it engages in short sales that are not “against the box.” A Fund’s loss on a short sale could theoretically be unlimited in cases where a Fund is unable, for whatever reason, to close out its short position.

(e) Interfund Lending  In accordance with an exemptive order (the “Order”) from the SEC, the Funds of the Trust may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by each Fund’s investment policies and restrictions. The Funds are currently permitted to borrow under the Interfund Lending Program. A lending fund may lend in aggregate up to 15% of its current net assets at the time of the interfund loan, but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing fund may not borrow through the Interfund Lending Program or from any other source if its total outstanding borrowings immediately after the borrowing would be more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interfund loan rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

On March 23, 2020, the SEC issued an exemptive order (the “Temporary Order”) to provide temporary relief to the Funds of the Trust in relation to the Interfund Lending Program, and the Board has authorized the Funds to rely on the Temporary Order. With respect to interfund lending, the Temporary Order permitted, under certain conditions, a lending fund to lend in aggregate up to 25% of its current net assets at the time of the interfund loan and to make interfund loans with term limits of up to the expiration of the Temporary Order, notwithstanding the current limit of seven business days under the Order. The SEC provided notice in April 2021 that the Temporary Order would be terminated on April 30, 2021.

During the period ended March 31, 2021, the Funds did not participate in the Interfund Lending Program.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The Funds (and where applicable, certain Acquired Funds and Underlying PIMCO Funds) may enter into the financial derivative instruments described below to the extent permitted by each Fund’s respective investment policies.

The following disclosures contain information on how and why the Funds use financial derivative instruments, and how financial derivative instruments affect the Funds’ financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statements of Assets and Liabilities and the net realized gain (loss) and net change in unrealized appreciation (depreciation) on the Statements of Operations, each categorized by type of financial

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derivative contract and related risk exposure, are included in a table in the Notes to Schedules of Investments. The financial derivative instruments outstanding as of period end and the amounts of net realized gain (loss) and net change in unrealized appreciation (depreciation) on financial derivative instruments during the period, as disclosed in the Notes to Schedules of Investments, serve as indicators of the volume of financial derivative activity for the Funds.

(a) Forward Foreign Currency Contracts  may be engaged, in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of a Fund’s securities or as part of an investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily, and the change in value is recorded by a Fund as an unrealized gain (loss). Realized gains (losses) are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed and are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain (loss) reflected on the Statements of Assets and Liabilities. In addition, a Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. To mitigate such risk, cash or securities may be exchanged as collateral pursuant to the terms of the underlying contracts.

(b) Futures Contracts  are agreements to buy or sell a security or other asset for a set price on a future date and are traded on an exchange. A Fund may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by a Fund and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, a Fund is required to deposit with its futures broker an amount of cash, U.S. Government and Agency Obligations, or select sovereign debt, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and based on such movements in the price of the contracts, an appropriate payable or receivable for the change in value may be posted or collected by the Fund (“Futures Variation Margin”). Futures Variation Margins, if any, are disclosed within centrally cleared financial derivative instruments on the Statements of Assets and Liabilities. Gains (losses) are recognized but not considered realized until the contracts expire or close. Futures contracts involve, to varying degrees, risk of loss in excess of the Futures Variation Margin included within exchange traded or centrally cleared financial derivative instruments on the Statements of Assets and Liabilities.

(c) Options Contracts  may be written or purchased to enhance returns or to hedge an existing position or future investment. A Fund may write call and put options on securities and financial derivative instruments it owns or in which it may invest. Writing put options tends to increase a Fund’s exposure to the underlying instrument. Writing call options tends to decrease a Fund’s exposure to the underlying instrument. When a Fund writes a call or put, an amount equal to the premium received is recorded and subsequently marked to market to reflect the current value of the option written. These amounts are included on the Statements of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts

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Notes to Financial Statements (Cont.)

paid on the underlying futures, swap, security or currency transaction to determine the realized gain (loss). Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. A Fund as a writer of an option has no control over whether the underlying instrument may be sold (“call”) or purchased (“put”) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk a Fund may not be able to enter into a closing transaction because of an illiquid market.

Purchasing call options tends to increase a Fund’s exposure to the underlying instrument. Purchasing put options tends to decrease a Fund’s exposure to the underlying instrument. A Fund pays a premium which is included as an asset on the Statements of Assets and Liabilities and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain (loss) when the underlying transaction is executed.

Commodity Options  are options on commodity futures contracts (“Commodity Option”). The underlying instrument for the Commodity Option is not the commodity itself, but rather a futures contract for that commodity. The exercise of a Commodity Option will not include physical delivery of the underlying commodity but will result in a cash transfer for the amount of the difference between the current market value of the underlying futures contract and the strike price. For an option that is in-the-money, a Fund will normally offset its position rather than exercise the option to retain any remaining time value.

Credit Default Swaptions  may be written or purchased to hedge exposure to the credit risk of an investment without making a commitment to the underlying instrument. A credit default swaption is an option to sell or buy credit protection on a specific reference by entering into a pre-defined swap agreement by some specified date in the future.

Foreign Currency Options  may be written or purchased to be used as a short or long hedge against possible variations in foreign exchange rates or to gain exposure to foreign currencies.

Inflation-Capped Options  may be written or purchased to enhance returns or for hedging opportunities. The purpose of purchasing inflation-capped options is to protect a Fund from inflation erosion above a certain rate on a given notional exposure. A floor can be used to give downside protection to investments in inflation-linked products.

Interest Rate Swaptions  may be written or purchased to enter into a pre-defined swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, by some specified date in the future. The writer of the swaption becomes the counterparty to the swap if the buyer exercises. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise.

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Options on Exchange-Traded Futures Contracts  (“Futures Option”) may be written or purchased to hedge an existing position or future investment, for speculative purposes or to manage exposure to market movements. A Futures Option is an option contract in which the underlying instrument is a single futures contract.

Options on Indices  (“Index Option”) use a specified index as the underlying instrument for the option contract. The exercise for an Index Option will not include physical delivery of the underlying index but will result in a cash transfer of the amount of the difference between the settlement price of the underlying index and the strike price.

Options on Securities  may be written or purchased to enhance returns or to hedge an existing position or future investment. An option on a security uses a specified security as the underlying instrument for the option contract.

(d) Swap Agreements  are bilaterally negotiated agreements between a Fund and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements may be privately negotiated in the over the counter market (“OTC swaps”) or may be cleared through a third party, known as a central counterparty or derivatives clearing organization (“Centrally Cleared Swaps”). A Fund may enter into asset, credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Centrally Cleared Swaps are marked to market daily based upon valuations as determined from the underlying contract or in accordance with the requirements of the central counterparty or derivatives clearing organization. Changes in market value, if any, are reflected as a component of net change in unrealized appreciation (depreciation) on the Statements of Operations. Daily changes in valuation of centrally cleared swaps (“Swap Variation Margin”), if any, are disclosed within centrally cleared financial derivative instruments on the Statements of Assets and Liabilities. Centrally Cleared and OTC swap payments received or paid at the beginning of the measurement period are included on the Statements of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Upfront premiums received (paid) are initially recorded as liabilities (assets) and subsequently marked to market to reflect the current value of the swap. These upfront premiums are recorded as realized gain (loss) on the Statements of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain (loss) on the Statements of Operations. Net periodic payments received or paid by a Fund are included as part of realized gain (loss) on the Statements of Operations.

For purposes of applying certain of a Fund’s investment policies and restrictions, swap agreements, like other derivative instruments, may be valued by a Fund at market value, notional value or full exposure value. In the case of a credit default swap, in applying certain of a Fund’s investment policies and restrictions, the Funds will value the credit default swap at its notional value or its full

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Notes to Financial Statements (Cont.)

exposure value (i.e., the sum of the notional amount for the contract plus the market value), but may value the credit default swap at market value for purposes of applying certain of a Fund’s other investment policies and restrictions. For example, a Fund may value credit default swaps at full exposure value for purposes of a Fund’s credit quality guidelines (if any) because such value in general better reflects a Fund’s actual economic exposure during the term of the credit default swap agreement. As a result, a Fund may, at times, have notional exposure to an asset class (before netting) that is greater or lesser than the stated limit or restriction noted in a Fund’s prospectus. In this context, both the notional amount and the market value may be positive or negative depending on whether a Fund is selling or buying protection through the credit default swap. The manner in which certain securities or other instruments are valued by a Fund for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

Entering into swap agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates or the values of the asset upon which the swap is based.

A Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk may be mitigated by having a master netting arrangement between a Fund and the counterparty and by the posting of collateral to a Fund to cover a Fund’s exposure to the counterparty.

To the extent a Fund has a policy to limit the net amount owed to or to be received from a single counterparty under existing swap agreements, such limitation only applies to counterparties to OTC swaps and does not apply to centrally cleared swaps where the counterparty is a central counterparty or derivatives clearing organization.

Commodity Forward Swap Agreements  (“Commodity Forwards”) are entered into to gain or mitigate exposure to the underlying referenced commodity. Commodity Forwards involve commitments between two parties where cash flows are exchanged at a future date based on the difference between a fixed and variable price with respect to the number of units of the commodity. At the maturity date, a net cash flow is exchanged, where the payoff amount is equivalent to the difference between the fixed and variable price of the underlying commodity multiplied by the number of units. To the extent the difference between the fixed and variable price of the underlying referenced commodity exceeds or falls short of the offsetting payment obligation, a Fund will receive a payment from or make a payment to the counterparty.

Credit Default Swap Agreements  on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues are entered into to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where a Fund owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of

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protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event that the referenced entity, obligation or index, as specified in the swap agreement, undergoes a certain credit event. As a seller of protection on credit default swap agreements, a Fund will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, a Fund would effectively add leverage to its portfolio because, in addition to its total net assets, a Fund would be subject to investment exposure on the notional amount of the swap.

If a Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If a Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event).

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. A Fund may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are instruments for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

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Notes to Financial Statements (Cont.)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues as of period end, if any, are disclosed in the Notes to Schedules of Investments. They serve as an indicator of the current status of payment/performance risk and represent the likelihood or risk of default for the reference entity. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that a Fund as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of period end for which a Fund is the seller of protection are disclosed in the Notes to Schedules of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by a Fund for the same referenced entity or entities.

Interest Rate Swap Agreements  may be entered into to help hedge against interest rate risk exposure and to maintain a Fund’s ability to generate income at prevailing market rates. The value of the fixed rate bonds that the Funds hold may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, a Fund may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by a Fund with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the buyer pays an upfront fee in consideration for the right to early terminate the swap transaction in whole, at zero cost and at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets.

Total Return Swap Agreements  are entered into to gain or mitigate exposure to the underlying reference asset. Total return swap agreements involve commitments where single or multiple cash

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flows are exchanged based on the price of an underlying reference asset and on a fixed or variable interest rate. Total return swap agreements may involve commitments to pay interest in exchange for a market-linked return. One counterparty pays out the total return of a specific underlying reference asset, which may include a single security, a basket of securities, or an index, and in return receives a fixed or variable rate. At the maturity date, a net cash flow is exchanged where the total return is equivalent to the return of the underlying reference asset less a financing rate, if any. As a receiver, a Fund would receive payments based on any net positive total return and would owe payments in the event of a net negative total return. As the payer, a Fund would owe payments on any net positive total return, and would receive payments in the event of a net negative total return.

Volatility Swap Agreements  are also known as forward volatility agreements and volatility swaps, and are agreements in which the counterparties agree to make payments in connection with changes in the volatility (i.e., the magnitude of change over a specified period of time) of an underlying referenced instrument, such as a currency, rate, index, security or other financial instrument. Volatility swaps permit the parties to attempt to hedge volatility risk and/or take positions on the projected future volatility of an underlying referenced instrument. For example, a Fund may enter into a volatility swap in order to take the position that the referenced instrument’s volatility will increase over a particular period of time. If the referenced instrument’s volatility does increase over the specified time, a Fund will receive payment from its counterparty based upon the amount by which the referenced instrument’s realized volatility level exceeds a volatility level agreed upon by the parties. If the referenced instrument’s volatility does not increase over the specified time, a Fund will make a payment to the counterparty based upon the amount by which the referenced instrument’s realized volatility level falls below the volatility level agreed upon by the parties. At the maturity date, a net cash flow is exchanged, where the payoff amount is equivalent to the difference between the realized price volatility of the referenced instrument and the strike multiplied by the notional amount. As a receiver of the realized price volatility, a Fund would receive the payoff amount when the realized price volatility of the referenced instrument is greater than the strike and would owe the payoff amount when the volatility is less than the strike. As a payer of the realized price volatility, a Fund would owe the payoff amount when the realized price volatility of the referenced instrument is greater than the strike and would receive the payoff amount when the volatility is less than the strike. Payments on a volatility swap will be greater if they are based upon the mathematical square of volatility (i.e., the measured volatility multiplied by itself, which is referred to as “variance”). This type of volatility swap is frequently referred to as a variance swap.

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Notes to Financial Statements (Cont.)

7. PRINCIPAL AND OTHER RISKS

(a) Principal Risks

The principal risks of investing in a Fund, which could adversely affect its net asset value, yield and total return, are listed below.

Risks	PIMCO Multi-Strategy Alternative Fund	PIMCO Global Core Asset Allocation Fund

New Fund	X	X

Small Fund	X	X

Allocation	X	X

Acquired Fund	X	X

Interest Rate	X	X

Call	X	X

Credit	X	X

High Yield	X	X

Distressed Company	X	X

Market	X	X

Issuer	X	X

Liquidity	X	X

Derivatives	X	X

Futures Contract	X	—

Volatility	X	—

Model	X	X

Commodity	X	X

Equity	X	X

Mortgage-Related and Other Asset-Backed Securities	X	X

Privately Issued Mortgage-Related Securities	X	—

Extension	X	—

Prepayment	X	—

Foreign (Non-U.S.) Investment	X	X

Real Estate	X	X

Senior Loan	X	—

Emerging Markets	X	X

Sovereign Debt	X	X

Currency	X	X

Leveraging	X	X

Small-Cap and Mid-Cap Company	X	—

Smaller Company	—	X

Management	X	X

Short Exposure	X	X

Tax	X	X

Subsidiary	X	X

Value Investing	X	X

Arbitrage	—	X

Convertible Securities	X	X

Exchange-Traded Fund	X	X

LIBOR Transition	X	X

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Please see “Description of Principal Risks” in the Fund’s prospectus for a more detailed description of the risks of investing in the Fund.

A Fund is generally subject to a different level and amount of risk relative to its target date and time horizon. The principal risks of investing in a Fund include risks from direct investments and/or, for certain Funds that invest in Acquired Funds or Underlying PIMCO Funds, indirect exposure through investment in such Acquired Funds or Underlying PIMCO Funds. Please see “Description of Principal Risks” in a Fund’s prospectus for a more detailed description of the risks of investing in a Fund.

The following risks are principal risks of investing in a Fund.

Allocation Risk  is the risk that a Fund could lose money as a result of less than optimal or poor asset allocation decisions. A Fund could miss attractive investment opportunities by underweighting markets that subsequently experience significant returns and could lose value by overweighting markets that subsequently experience significant declines.

Acquired Fund Risk  is the risk that a Fund’s performance is closely related to the risks associated with the securities and other investments held by the Acquired Funds and that the ability of a Fund to achieve its investment objective will depend upon the ability of the Acquired Funds to achieve their investment objectives.

The following are principal risks of investing in a Fund that include risks from direct investments and/or indirect exposure through investment in Acquired Funds.

New Fund Risk  is the risk that a new fund’s performance may not represent how the fund is expected to or may perform in the long term. In addition, new funds have limited operating histories for investors to evaluate and new funds may not attract sufficient assets to achieve investment and trading efficiencies.

Small Fund Risk  is the risk that a smaller fund may not achieve investment or trading efficiencies. Additionally, a smaller fund may be more adversely affected by large purchases or redemptions of fund shares.

Interest Rate Risk  is the risk that fixed income securities will decline in value because of an increase in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration.

Call Risk is the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer’s credit quality). If an issuer calls a security that a Fund has invested in, the Fund may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features.

Credit Risk  is the risk that a Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to meet its financial obligations.

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Notes to Financial Statements (Cont.)

High Yield Risk  is the risk that high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) are subject to greater levels of credit, call and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments, and may be more volatile than higher-rated securities of similar maturity.

Distressed Company Risk  is the risk that securities of distressed companies may be subject to greater levels of credit, issuer and liquidity risk than a portfolio that does not invest in such securities. Securities of distressed companies include both debt and equity securities. Debt securities of distressed companies are considered predominantly speculative with respect to the issuers’ continuing ability to make principal and interest payments.

Market Risk  is the risk that the value of securities owned by a Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries.

Issuer Risk  is the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

Liquidity Risk  is the risk that a particular investment may be difficult to purchase or sell and that a Fund may be unable to sell illiquid investments at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income funds may be higher than normal, causing increased supply in the market due to selling activity.

Derivatives Risk  is the risk of investing in derivative instruments (such as futures, swaps and structured securities), including leverage, liquidity, interest rate, market, credit and management risks, and valuation complexity. Changes in the value of a derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and a Fund could lose more than the initial amount invested. A Fund’s use of derivatives may result in losses to the Fund, a reduction in the Fund’s returns and/or increased volatility. Over-the-counter (“OTC”) derivatives are also subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally-cleared derivative transactions might not be available for OTC derivatives. The primary credit risk on derivatives that are exchange-traded or traded through a central clearing counterparty resides with a Fund’s clearing broker, or the clearinghouse. Changes in regulation relating to a mutual fund’s use of derivatives and related instruments could potentially limit or impact a Fund’s ability to invest in derivatives, limit a Fund’s ability to employ certain strategies that use derivatives and/or adversely affect the value of derivatives and a Fund’s performance.

Futures Contract Risk  is the risk that, while the value of a futures contract tends to correlate with the value of the underlying asset that it represents, differences between the futures market and the market for the underlying asset may result in an imperfect correlation. Futures contracts may involve risks different from, and possibly greater than, the risks associated with investing directly in the underlying assets. The purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract.

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Volatility Risk  is the risk that the value of an investment with a higher volatility level may fluctuate over a larger range within a short period of time, either up or down. Volatility measures the variability in the price of an investment over time. Higher volatility levels may indicate heightened risk of losses. Volatility risk is heightened to the extent a Fund invests in volatility-related instruments, such as futures on volatility-related indices.

Model Risk  is the risk that a Fund’s investment models used in making investment allocation decisions may not adequately take into account certain factors or may rely on inaccurate data inputs, may contain design flaws or faulty assumptions, and may rely on incomplete or inaccurate data, any of which may result in a decline in the value of an investment in a Fund.

Commodity Risk  is the risk that investing in commodity-linked derivative instruments may subject a Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, public health emergencies, embargoes, tariffs and international economic, political and regulatory developments.

Equity Risk  is the risk that the value of equity securities, such as common stocks and preferred securities, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities.

Mortgage-Related and Other Asset-Backed Securities Risk  is the risk of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk, prepayment risk and credit risk.

Privately Issued Mortgage-Related Securities Risk  is the risk of nonpayment because there are no direct or indirect government or agency guarantees of payments in the pools created by non-governmental issuers.

Extension Risk  is the risk that, in periods of rising interest rates, issuers of mortgage-related and other asset-backed securities may pay principal later than expected, which may reduce the value of a Fund’s investment in such securities and may prevent a Fund from receiving higher interest rates on proceeds reinvested.

Prepayment Risk  is the risk that, in periods of declining interest rates, issuers of mortgage-related and other asset-backed securities may pay principal more quickly than expected, which results in a Fund foregoing future interest income on the portion of the principal repaid early and may result in a Fund being forced to reinvest investment proceeds at lower interest rates.

Foreign (Non-U.S.) Investment Risk  is the risk that investing in foreign (non-U.S.) securities may result in a Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, increased risk of delayed settlement of portfolio transactions or loss of certificates of portfolio securities, and the risk of unfavorable foreign government actions, including

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Notes to Financial Statements (Cont.)

nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers.

Real Estate Risk  is the risk that a Fund’s investments in Real Estate Investment Trusts (“REITs”) or real estate-linked derivative instruments will subject the Fund to risks similar to those associated with direct ownership of real estate, including losses from casualty or condemnation, and changes in local and general economic conditions, supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes and operating expenses. A Fund’s investments in REITs or real estate-linked derivative instruments subject it to management and tax risks. In addition, privately traded REITs subject a Fund to liquidity and valuation risk.

Senior Loan Risk  is the risk that investing in senior loans, including bank loans, exposes a Fund to heightened credit risk, call risk, settlement risk and liquidity risk. If an issuer of a senior loan prepays or redeems the loan prior to maturity, a Fund may have to reinvest the proceeds in other senior loans or instruments that pay lower interest rates.

Emerging Markets Risk  is the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk.

Sovereign Debt Risk  is the risk that investments in fixed income instruments issued by sovereign entities may decline in value as a result of default or other adverse credit event resulting from an issuer’s inability or unwillingness to make principal or interest payments in a timely fashion.

Currency Risk  is the risk that foreign (non-U.S.) currencies will change in value relative to the U.S. dollar and affect a Fund’s investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies.

Leveraging Risk  is the risk that certain transactions of a Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing a Fund to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss.

Small-Cap and Mid-Cap Company Risk  is the risk that the value of securities issued by small-capitalization and mid-capitalization companies may go up or down, sometimes rapidly and unpredictably as compared to more widely held securities, due to narrow markets and limited resources of smaller companies. A Fund’s investments in smaller companies subject it to greater levels of credit, market and issuer risk.

Smaller Company Risk  is the risk that the value of securities issued by a smaller company may go up or down, sometimes rapidly and unpredictably as compared to more widely held securities, due to narrow markets and limited resources of smaller companies. A Fund’s investments in smaller companies subject it to greater levels of credit, market and issuer risk.

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Management Risk  is the risk that the investment techniques and risk analyses applied by PIMCO and Research Affiliates (as applicable), including the use of quantitative models or methods, will not produce the desired results and that actual or potential conflicts of interest legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO, Research Affiliates (as applicable), and the individual portfolio managers in connection with managing a Fund and may cause PIMCO or Research Affiliates (as applicable) to restrict or prohibit participation in certain investments. There is no guarantee that the investment objective of a Fund will be achieved.

Short Exposure Risk  is the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale will not fulfill its contractual obligations, causing a loss to a Fund.

Tax Risk  is the risk that the tax treatment of swap agreements and other derivative instruments, such as commodity-linked derivative instruments, including commodity index-linked notes, swap agreements, commodity options, futures, and options on futures, may be affected by future regulatory or legislative changes that could affect whether income from such investments is “qualifying income” under Subchapter M of the Internal Revenue Code, or otherwise affect the character, timing and/or amount of a Fund’s taxable income or gains and distributions.

Subsidiary Risk  is the risk that, by investing in certain Underlying PIMCO Funds that invest in a subsidiary (each a “Subsidiary”), a Fund is indirectly exposed to the risks associated with a Subsidiary’s investments. The Subsidiaries are not registered under the 1940 Act and may not be subject to all the investor protections of the 1940 Act. There is no guarantee that the investment objective of a Subsidiary will be achieved.

Value Investing Risk  is the risk that a value stock may decrease in price or may not increase in price as anticipated by PIMCO if it continues to be undervalued by the market or the factors that the portfolio manager believes will cause the stock price to increase do not occur.

Arbitrage Risk  is the risk that securities purchased pursuant to an arbitrage strategy intended to take advantage of a perceived relationship between the value of two securities may not perform as expected.

Convertible Securities Risk  is the risk that arises when convertible securities share both fixed income and equity characteristics. Convertible securities are subject to risks to which fixed income and equity investments are subject. These risks include equity risk, interest rate risk and credit risk.

Exchange-Traded Fund Risk  is the risk that an exchange-traded fund may not track the performance of the index it is designed to track, among other reasons, because of exchange rules, market prices of shares of an exchange-traded fund may fluctuate rapidly and materially, or shares of an exchange-traded fund may trade significantly above or below net asset value, any of which may cause losses to a Fund invested in the exchange-traded fund.

LIBOR Transition Risk  is the risk related to the anticipated discontinuation of the London Interbank Offered Rate (“LIBOR”) by the end of 2021. Certain instruments held by the Fund rely in some

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Notes to Financial Statements (Cont.)

fashion upon LIBOR. Although the transition process away from LIBOR has become increasingly well-defined in advance of the anticipated discontinuation date, there remains uncertainty regarding the nature of any replacement rate, and any potential effects of the transition away from LIBOR on the Fund or on certain instruments in which the Fund invests can be difficult to ascertain. The transition process may involve, among other things, increased volatility or illiquidity in markets for instruments that currently rely on LIBOR and may result in a reduction in value of certain instruments held by the Fund.

(b) Other Risks

In general, a Fund may be subject to additional risks, including, but not limited to, risks related to government regulation and intervention in financial markets, operational risks, risks associated with financial, economic and global market disruptions, and cybersecurity risks. Please see a Fund’s prospectus and Statement of Additional Information for a more detailed description of the risks of investing in a Fund. Please see the Important Information section of this report for additional discussion of certain regulatory and market developments that may impact a Fund’s performance.

Market Disruption Risk  A Fund is subject to investment and operational risks associated with financial, economic and other global market developments and disruptions, including those arising from war, terrorism, market manipulation, government interventions, defaults and shutdowns, political changes or diplomatic developments, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics) and natural/environmental disasters, which can all negatively impact the securities markets and cause a Fund to lose value. These events can also impair the technology and other operational systems upon which a Fund’s service providers, including PIMCO as a Fund’s investment adviser, rely, and could otherwise disrupt a Fund’s service providers’ ability to fulfill their obligations to a Fund. For example, the recent spread of an infectious respiratory illness caused by a novel strain of coronavirus (known as COVID-19) has caused volatility, severe market dislocations and liquidity constraints in many markets, including markets for the securities a Fund holds, and may adversely affect a Fund’s investments and operations. Please see the Important Information section for additional discussion of the COVID-19 pandemic.

Government Intervention in Financial Markets  Federal, state, and other governments, their regulatory agencies, or self-regulatory organizations may take actions that affect the regulation of the instruments in which a Fund invests, or the issuers of such instruments, in ways that are unforeseeable. Legislation or regulation may also change the way in which a Fund itself is regulated. Such legislation or regulation could limit or preclude a Fund’s ability to achieve its investment objective. Furthermore, volatile financial markets can expose a Fund to greater market and liquidity risk and potential difficulty in valuing portfolio instruments held by the Fund. The value of a Fund’s holdings is also generally subject to the risk of future local, national, or global economic disturbances based on unknown weaknesses in the markets in which a Fund invests. In addition, it is not certain that the U.S. Government will intervene in response to a future market disturbance and the effect of any such future intervention cannot be predicted. It is difficult for issuers to prepare for the impact of future financial downturns, although companies can seek to identify and manage future uncertainties through risk management programs.

Regulatory Risk  Financial entities, such as investment companies and investment advisers, are generally subject to extensive government regulation and intervention. Government regulation and/or

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intervention may change the way a Fund is regulated, affect the expenses incurred directly by a Fund and the value of its investments, and limit and/or preclude a Fund’s ability to achieve its investment objective. Government regulation may change frequently and may have significant adverse consequences. Moreover, government regulation may have unpredictable and unintended effects.

Operational Risk  An investment in a Fund, like any fund, can involve operational risks arising from factors such as processing errors, human errors, inadequate or failed internal or external processes, failures in systems and technology, changes in personnel and errors caused by third-party service providers. The occurrence of any of these failures, errors or breaches could result in a loss of information, regulatory scrutiny, reputational damage or other events, any of which could have a material adverse effect on a Fund. While a Fund seeks to minimize such events through controls and oversight, there may still be failures that could cause losses to the Fund.

Cyber Security Risk  As the use of technology has become more prevalent in the course of business, the Funds have become potentially more susceptible to operational and information security risks resulting from breaches in cyber security. A breach in cyber security refers to both intentional and unintentional cyber events that may, among other things, cause a Fund to lose proprietary information, suffer data corruption and/or destruction or lose operational capacity, result in the unauthorized release or other misuse of confidential information, or otherwise disrupt normal business operations. Cyber security failures or breaches may result in financial losses to a Fund and its shareholders. These failures or breaches may also result in disruptions to business operations, potentially resulting in financial losses; interference with a Fund’s ability to calculate its net asset value, process shareholder transactions or otherwise transact business with shareholders; impediments to trading; violations of applicable privacy and other laws; regulatory fines; penalties; reputational damage; reimbursement or other compensation costs; additional compliance and cyber security risk management costs and other adverse consequences. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future.

8. MASTER NETTING ARRANGEMENTS

A Fund may be subject to various netting arrangements (“Master Agreements”) with select counterparties. Master Agreements govern the terms of certain transactions, and are intended to reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that is intended to improve legal certainty. Each type of Master Agreement governs certain types of transactions. Different types of transactions may be traded out of different legal entities or affiliates of a particular organization, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow a Fund to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single Master Agreement with a counterparty. For financial reporting purposes the Statements of Assets and Liabilities generally present derivative assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under most Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place)

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Notes to Financial Statements (Cont.)

governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other securities may be used depending on the terms outlined in the applicable Master Agreement. Securities and cash pledged as collateral are reflected as assets on the Statements of Assets and Liabilities as either a component of Investments at value (securities) or Deposits with counterparty. Cash collateral received is not typically held in a segregated account and as such is reflected as a liability on the Statements of Assets and Liabilities as Deposits from counterparty. The market value of any securities received as collateral is not reflected as a component of NAV. A Fund’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and certain sale-buyback transactions between a Fund and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedules of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern certain forward settling transactions, such as TBA securities, delayed-delivery or certain sale-buyback transactions by and between a Fund and select counterparties. The Master Forward Agreements maintain provisions for, among other things, transaction initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Schedules of Investments.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Such transactions require posting of initial margin as determined by each relevant clearing agency which is segregated in an account at a futures commission merchant (“FCM”) registered with the Commodity Futures Trading Commission. In the United States, counterparty risk may be reduced as creditors of an FCM cannot have a claim to Fund assets in the segregated account. Portability of exposure reduces risk to the Funds. Variation margin, or changes in market value, are generally exchanged daily, but may not be netted between futures and cleared OTC derivatives unless the parties have agreed to a separate arrangement in respect of portfolio margining. The market value or accumulated unrealized appreciation (depreciation), initial margin posted, and any unsettled variation margin as of period end are disclosed in the Notes to Schedules of Investments.

Prime Broker Arrangements may be entered into to facilitate execution and/or clearing of listed equity option transactions or short sales of equity securities between a Fund and selected counterparties. The arrangements provide guidelines surrounding the rights, obligations, and other events, including, but not limited to, margin, execution, and settlement. These agreements maintain provisions for, among other things, payments, maintenance of collateral, events of default, and termination. Margin and

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other assets delivered as collateral are typically in the possession of the prime broker and would offset any obligations due to the prime broker. The market values of listed options and securities sold short and related collateral are disclosed in the Notes to Schedules of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern bilateral OTC derivative transactions entered into by a Fund with select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral posting and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. The ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level or as required by regulation. Similarly, if required by regulation, a Fund may be required to post additional collateral beyond coverage of daily exposure. These amounts, if any, may (or if required by law, will) be segregated with a third-party custodian. To the extent a Fund is required by regulation to post additional collateral beyond coverage of daily exposure, it could potentially incur costs, including in procuring eligible assets to meet collateral requirements, associated with such posting. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Schedules of Investments.

9. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from each Fund at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate as noted in the table in note (b) below.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs.

The Investment Advisory Fees and Supervisory and Administrative Fees for all classes, as applicable, are charged at the annual rate as noted in the following table (calculated as a percentage of each Fund’s average daily net assets attributable to each class):

	Investment Advisory Fee	Supervisory and Administrative Fee

Fund Name	All Classes	Institutional Class	I-2	Class A	Class C
PIMCO Multi-Strategy Alternative Fund(1)	1.05%	0.10%	0.20%	0.25%	N/A
PIMCO Global Core Asset Allocation Fund(1)(2)	0.90%	0.05%	0.15%	0.25%	0.25%

(1)

PIMCO has contractually agreed, through July 31, 2021, to waive, first, the Investment Advisory Fee and, second, the Supervisory and Administrative Fee it receives from the Fund in an amount equal to the expenses attributable to

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Notes to Financial Statements (Cont.)

Investment Advisory and Supervisory and Administrative Fees of Underlying PIMCO Funds (as defined herein) indirectly incurred by the Fund in connection with its investments in Underlying PIMCO Funds to the extent the Fund’s Investment Advisory and Supervisory and Administrative Fees are greater than or equal to the Investment Advisory Fees and Supervisory and Administrative Fees of the Underlying PIMCO Funds. This waiver renews annually for a full year unless terminated by PIMCO upon at least 30 days’ notice prior to the end of the contract term. For purposes of the expense reduction described above, references to Underlying PIMCO Funds include funds of PIMCO ETF Trust.
(2)

PIMCO has contractually agreed to waive the Investment Advisory Fee and the Supervisory and Administrative Fee it receives from the Fund in an amount equal to the management fee and administrative services fee, respectively, paid to PIMCO by the GCAA Subsidiary (as defined herein). This waiver may not be terminated by PIMCO and will remain in effect for as long as PIMCO’s contract with the GCAA Subsidiary is in place.

(c) Distribution and Servicing Fees  PIMCO Investments LLC, a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares.

The Trust has adopted separate Distribution and Servicing Plans with respect to the Class A and Class C shares of the Trust pursuant to Rule 12b-1 under the Act. In connection with the distribution of Class C shares of the Trust, the Distributor receives distribution fees from the Trust of up to 0.75% for Class C shares, and in connection with personal services rendered to Class A and Class C shareholders and the maintenance of such shareholder accounts, the Distributor receives servicing fees from the Trust of up to 0.25% for each of Class A and Class C shares (percentages reflect annual rates of the average daily net assets attributable to the applicable class).

The Trust paid distribution and servicing fees at effective rates as noted in the following table (calculated as a percentage of each Fund’s average daily net assets attributable to each class):

	Allowable Rate
	Distribution Fee	Servicing Fee

Class A

All Funds	—	0.25%

Class C

All Funds	0.75%	0.25%

The Distributor also received the proceeds of the initial sales charges paid by the shareholders upon the purchase of Class A shares, except for the PIMCO Short Asset Investment Fund, and the contingent deferred sales charges paid by the shareholders upon certain redemptions of Class A and Class C shares, except for the PIMCO Government Money Market Fund and the PIMCO Short Asset Investment Fund. For the period ended March 31, 2021, the Distributor retained $5,518,745 representing commissions (sales charges) and contingent deferred sales charges from the Trust.

(d) Fund Expenses  PIMCO provides or procures supervisory and administrative services for shareholders and also bears the costs of various third-party services required by the Funds, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Trust is responsible for the following expenses: (i) taxes and governmental fees; (ii) brokerage fees and commissions and other portfolio transaction expenses; (iii) the costs of borrowing money, including interest expenses; (iv) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit (except the PIMCO All Asset and PIMCO All Asset All Authority Funds); (v) extraordinary expense, including costs of litigation and indemnification expenses; (vi) organizational expenses; and (vii) any expenses allocated or allocable to a specific class of shares, and may include certain other expenses as permitted by the Trust’s Multi-Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval

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by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual fund operating expenses per share class.

The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

(e) Expense Limitation  Pursuant to the Expense Limitation Agreement, PIMCO has agreed to waive a portion of the Funds’ Supervisory and Administrative Fee, or reimburse each Fund, to the extent that each Fund’s organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata share of Trustee Fees exceed 0.0049%, the “Expense Limit” (calculated as a percentage of each Fund’s average daily net assets attributable to each class). The Expense Limitation Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term. The waivers are reflected on the Statements of Operations/Consolidated Statements of Operations as a component of Waiver and/or Reimbursement by PIMCO. For the period ended March 31, 2021, there were no waivers.

In any month in which the supervision and administration agreement is in effect, PIMCO is entitled to reimbursement by each Fund of any portion of the supervisory and administrative fee waived or reimbursed as set forth above (the “Reimbursement Amount”) during the previous thirty-six months from the date of the waiver, provided that such amount paid to PIMCO will not: i) together with any organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata Trustee fees, exceed, for such month, the Expense Limit (or the amount of the expense limit in place at the time the amount being recouped was originally waived if lower than the Expense Limit); ii) exceed the total Reimbursement Amount; or iii) include any amounts previously reimbursed to PIMCO. At March 31, 2021, there were no recoverable amounts.

(f) Acquired Fund Fees and Expenses  Underlying PIMCO Fund expenses incurred by the Funds, if any, will vary with changes in the expenses of the Acquired Funds, as well as the allocation of the Funds’ assets.

PIMCO has contractually agreed, through July 31, 2021, to waive first, the Investment Advisory Fee and, second, the Supervisory and Administrative Fee it receives from the Funds in an amount equal to the expenses attributable to Investment Advisory and Supervisory and Administrative Fees of Underlying PIMCO Funds indirectly incurred by the Funds’ investments in Underlying PIMCO Funds. This waiver renews annually for a full year unless terminated by PIMCO upon at least 30 days’ notice prior to the end of the contract term.

The waivers are reflected on the Statements of Operations/Consolidated Statements of Operations as a component of Waiver and/or Reimbursement by PIMCO. For the period ended March 31, 2021, the Funds below waived the following fees (amounts in thousands†):

Fund Name	Waived Fees

PIMCO Multi-Strategy Alternative Fund	$643

PIMCO Global Core Asset Allocation Fund	364

†	A zero balance may reflect actual amounts rounding to less than one thousand.

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Notes to Financial Statements (Cont.)

PIMCO Cayman Commodity Fund II, Ltd. (the “GCAA Subsidiary”), has entered into a separate contract with PIMCO for the management of the GCAA Subsidiary’s portfolio pursuant to which the GCAA Subsidiary pays PIMCO a management fee and administrative services fee at the annual rates of 0.49% and 0.20%, respectively, of its net assets. PIMCO has contractually agreed to waive the Fund’s Investment Advisory Fee and the Supervisory and Administrative Fee it receives from the PIMCO Global Core Asset Allocation Fund (the “GCAA Fund”) in an amount equal to the management fee and administrative services fee, respectively, paid to PIMCO by the GCAA Subsidiary. This waiver may not be terminated by PIMCO and will remain in effect for as long as PIMCO’s contract with the GCAA Subsidiary is in place. The waiver is reflected in the Statements of Operations as a component of Waiver and/or Reimbursement by PIMCO. For the period ended March 31, 2021, the amount was $139,685. See Note 14, Basis for Consolidation in the Notes to Financial Statements for more information regarding the GCAA Subsidiary.

10. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees paid to these parties are disclosed in Note 9, Fees and Expenses, and the accrued related party fee amounts are disclosed on the Statements of Assets and Liabilities.

Certain Funds are permitted to purchase or sell securities from or to certain related affiliated funds under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by the Funds from or to another fund or portfolio that are, or could be, considered an affiliate, or an affiliate of an affiliate, by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 under the Act. Further, as defined under the procedures, each transaction is effected at the current market price. Purchases and sales of securities pursuant to Rule 17a-7 under the Act for the period ended March 31, 2021, were as follows (amounts in thousands†):

Fund Name	Purchases	Sales

PIMCO Global Core Asset Allocation Fund	$844	$1,123

†	A zero balance may reflect actual amounts rounding to less than one thousand.

11. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee or officer of the Trust is indemnified and each employee or other agent of the Trust (including the Trust’s investment manager) may be indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts.

12. PURCHASES AND SALES OF SECURITIES

The length of time a Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Fund is known as “portfolio turnover.” Each Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective,

88	PIMCO ASSET ALLOCATION FUNDS

March 31, 2021

particularly during periods of volatile market movements. High portfolio turnover may involve correspondingly greater transaction costs, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities, which are borne by the Fund. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates when distributed to shareholders). The transaction costs associated with portfolio turnover may adversely affect a Fund’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended March 31, 2021, were as follows (amounts in thousands†):

	U.S. Government/Agency		All Other

Fund Name	Purchases	Sales	Purchases	Sales
PIMCO Multi-Strategy Alternative Fund	$54,513	$63,883	$56,043	$146,409

PIMCO Global Core Asset Allocation Fund	217,835	251,846	158,862	93,194

†	A zero balance may reflect actual amounts rounding to less than one thousand.

13. SHARES OF BENEFICIAL INTEREST

The Trust may issue an unlimited number of shares of beneficial interest with a $0.01 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands†):

	PIMCO Multi-Strategy Alternative Fund				PIMCO Global Core Asset Allocation Fund

	Year Ended 03/31/2021		Year Ended 03/31/2020		Year Ended 03/31/2021		Year Ended 03/31/2020

	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Receipts for shares sold

Institutional Class	2,138	$20,243	6,783	$67,307	4,132	$52,996	2,220	$28,130

I-2	133	1,249	124	1,239	295	3,762	466	5,828

Class A	123	1,167	170	1,717	2,850	37,043	1,816	22,931

Class C	N/A	N/A	N/A	N/A	258	3,201	151	1,828

Issued as reinvestment of distributions

Institutional Class	42	402	249	2,487	941	11,971	477	5,480

I-2	5	45	15	147	220	2,776	132	1,503

Class A	2	22	5	48	676	8,487	365	4,100

Class C	N/A	N/A	N/A	N/A	172	2,070	105	1,128

Cost of shares redeemed

Institutional Class	(13,582)	(131,241)	(4,085)	(40,131)	(3,948)	(51,542)	(7,438)	(94,725)

I-2	(488)	(4,715)	(430)	(3,972)	(630)	(7,903)	(983)	(12,300)

Class A	(158)	(1,522)	(127)	(1,273)	(1,772)	(22,076)	(1,897)	(23,253)

Class C	N/A	N/A	N/A	N/A	(2,686)	(33,848)	(2,360)	(28,973)

Net increase (decrease) resulting from Fund share transactions	(11,785)	$(114,350)	2,704	$27,569	508	$6,937	(6,946)	$(88,323)

†	A zero balance may reflect actual amounts rounding to less than one thousand.

ANNUAL REPORT	MARCH 31, 2021	89

Notes to Financial Statements (Cont.)

The following table discloses the number of shareholders that own 10% or more of the outstanding shares of a Fund along with their respective percent ownership, if any, as of March 31, 2021. Some of these shareholders may be considered related parties, which may include, but are not limited to, the investment adviser and its affiliates, affiliated broker dealers, fund of funds and directors or employees of the Trust or Adviser.

	Shareholders that own 10% or more of outstanding shares		Total percentage of portfolio held by shareholders that own 10% or more of outstanding shares

	Non-Related Parties	Related Parties	Non-Related Parties	Related Parties

PIMCO Global Core Asset Allocation Fund	1	0	11%	0%

14. BASIS FOR CONSOLIDATION

GCAA Subsidiary, a Cayman Islands exempted company, was incorporated on November 21, 2008, as a wholly owned Commodity Subsidiary acting as an investment vehicle for the GCAA Fund in order to effect certain investments for the GCAA Fund consistent with the GCAA Fund’s investment objectives and policies as specified in its prospectus and statement of additional information. The GCAA Fund’s investment portfolio has been consolidated and includes the portfolio holdings of the GCAA Fund and the GCAA Subsidiary. The consolidated financial statements include the accounts of the GCAA Fund and the GCAA Subsidiary, if any. All inter-company transactions and balances have been eliminated. A subscription agreement was entered into between the GCAA Fund and the GCAA Subsidiary, comprising the entire issued share capital of the GCAA Subsidiary, with the intent that the GCAA Fund will remain the sole shareholder and retain all rights. Under the Memorandum and Articles of Association, shares issued by the GCAA Subsidiary confer upon a shareholder the right to receive notice of, to attend and to vote at general meetings of the GCAA Subsidiary and shall confer upon the shareholder rights in a winding-up or repayment of capital and the right to participate in the profits or assets of the GCAA Subsidiary. The net assets of the GCAA Subsidiary as of period end represented 5.9% of the Fund’s consolidated net assets.

15. REGULATORY AND LITIGATION MATTERS

The Funds are not named as defendants in any material litigation or arbitration proceedings and are not aware of any material litigation or claim pending or threatened against them.

The foregoing speaks only as of the date of this report.

16. FEDERAL INCOME TAX MATTERS

Each Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

A Fund may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

90	PIMCO ASSET ALLOCATION FUNDS

March 31, 2021

In accordance with U.S. GAAP, the Adviser has reviewed the Funds’ tax positions for all open tax years. As of March 31, 2021, the Funds have recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions they have taken or expect to take in future tax returns.

The Funds file U.S. federal, state, and local tax returns as required. The Funds’ tax returns are subject to examination by relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

The Funds, through the GCAA Subsidiary and/or the Underlying PIMCO Funds, may gain exposure to the commodities markets primarily through investment in swap agreements, futures and options. The Underlying PIMCO Funds may also gain exposure indirectly to commodity markets by investing in a subsidiary (“Commodity Subsidiary”) which may invest without limit in commodity-linked swap agreements and other commodity-linked derivative instruments.

One of the requirements for favorable tax treatment as a regulated investment company under the Code is that the Fund must derive at least 90% of its gross income from certain qualifying sources of income. The Internal Revenue Service (“IRS”) has issued a revenue ruling which holds that income derived from commodity index-linked derivatives, if earned directly by a Fund, is not qualifying income under Subchapter M of the Code. The IRS has issued private letter rulings in which the IRS specifically concluded that income derived from an investment in a subsidiary that provides commodity-linked exposure through its investments will be qualifying income. Based on the reasoning in such rulings, the Fund will continue to seek to gain exposure to the commodity markets primarily through investments in the Commodity Subsidiary and perhaps through commodity-linked notes.

It should be noted, however, that the IRS currently has ceased the issuance of such rulings. In addition, the IRS also issued a revenue procedure, which states that the IRS will not in the future issue private letter rulings that would require a determination of whether an asset (such as a commodity index-linked note) is a “security” under the Act.

The IRS issued in September 2016 proposed regulations that would have generally treated the Fund’s income inclusion (under Subpart F of the Code) with respect to the Commodity Subsidiary as qualifying income only if there were a distribution during the same taxable year out of the earnings and profits of the Commodity Subsidiary attributable to such income inclusion. In March 2019, the IRS issued final regulations (so modifying the proposed regulations) providing that (i) it will not rule on the determination of whether a financial instrument or position is a security under the Act; (ii) any earnings and profits paid out in the same taxable year as earned by a controlled foreign corporation to a Fund is treated as qualifying dividends; and (iii) that income inclusion by a Fund of its Commodity Subsidiary’s earnings would be treated as other qualifying income if derived with respect to the Fund’s business of investing in stock, securities, or currencies.

There can be no assurance that the IRS will not change its position that income derived from commodity-linked notes and wholly-owned subsidiaries is qualifying income. Furthermore, the tax treatment of commodity-linked notes, other commodity-linked derivatives, and the Fund’s investments in the Commodity Subsidiary may otherwise be adversely affected by future legislation,

ANNUAL REPORT	MARCH 31, 2021	91

Notes to Financial Statements (Cont.)

court decisions, Treasury Regulations and/or guidance issued by the IRS. Such developments could affect the character, timing and/or amount of the Fund’s taxable income or any distributions made by the Fund or result in the inability of the Fund to operate as described in its prospectus.

If, during a taxable year, the Commodity Subsidiary’s taxable losses (and other deductible items) exceed its income and gains, the net loss will not pass through to the Fund as a deductible amount for income tax purposes. In the event the Commodity Subsidiary’s taxable gains exceed its losses and other deductible items during a taxable year, the net gain will pass through to the Fund as ordinary income for Federal income tax purposes.

As of March 31, 2021, the components of distributable taxable earnings are as follows (amounts in thousands†):

	Undistributed Ordinary Income(1)	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation)(2)	Other Book-to-Tax Accounting Differences(3)	Accumulated Capital Losses(4)	Qualified Late-Year Loss Deferral - Capital(5)	Qualified Late-Year Loss Deferral - Ordinary(6)	Total Distributable Earnings

PIMCO Multi-Strategy Alternative Fund	$0	$0	$671	$0	$(1,733)	$0	$0	$(1,062)

PIMCO Global Core Asset Allocation Fund	210	0	(1,230)	(14)	(78,105)	0	0	(79,140)

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)	Includes undistributed short-term capital gains, if any.
(2)

Adjusted for open wash sale loss deferrals and the accelerated recognition of unrealized gain or loss on certain futures, and forward contracts for federal income tax purposes. Also adjusted for differences between book and tax realized and unrealized gain (loss) on swap contracts, straddle loss deferrals. Passive Foreign Investment Companies (PFICs), hyperinflationary investments, and Controlled Foreign Corporations (CFC) basis adjustments.

(3)	Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America, mainly for organizational costs.
(4)	Capital losses available to offset future net capital gains expire in varying amounts as shown below.
(5)	Capital losses realized during the period November 1, 2020 through March 31, 2021 which the Funds elected to defer to the following taxable year pursuant to income tax regulations.
(6)

Specified losses realized during the period November 1, 2020 through March 31, 2021 and Ordinary losses realized during the period January 1, 2021 through March 31, 2021, which the Funds elected to defer to the following taxable year pursuant to income tax regulations.

Under the Regulated Investment Company Modernization Act of 2010, a fund is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law. As of March 31, 2021, the Funds had the following post-effective capital losses with no expiration (amounts in thousands†):

	Short-Term	Long-Term

PIMCO Multi-Strategy Alternative Fund	$493	$1,240

PIMCO Global Core Asset Allocation Fund	78,105	0

†	A zero balance may reflect actual amounts rounding to less than one thousand.

92	PIMCO ASSET ALLOCATION FUNDS

March 31, 2021

As of March 31, 2021, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands†):

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)(7)

PIMCO Multi-Strategy Alternative Fund	$18,729	$715	$(43)	$672

PIMCO Global Core Asset Allocation Fund	329,743	19,297	(20,482)	(1,185)

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(7)

Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) are attributable to open wash sale loss deferrals, unrealized gain or loss on certain futures, and forward contracts, realized and unrealized gain (loss) swap contracts, straddle loss deferrals. Passive Foreign Investment Companies (PFICs), hyperinflationary investments, and Controlled Foreign Corporations (CFC) basis adjustments.

For the fiscal years ended March 31, 2021 and March 31, 2020, respectively, the Funds made the following tax basis distributions (amounts in thousands†):

	March 31, 2021			March 31, 2020

	Ordinary Income Distributions(8)	Long-Term Capital Gain Distributions	Return of Capital(9)	Ordinary Income Distributions(8)	Long-Term Capital Gain Distributions	Return of Capital(9)

PIMCO Multi-Strategy Alternative Fund	$2	$613	$0	$3,100	$61	$0

PIMCO Global Core Asset Allocation Fund	30,501	0	0	15,000	0	0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(8)	Includes short-term capital gains distributed, if any.
(9)

A portion of the distributions made represents a tax return of capital. Return of capital distributions have been reclassified from undistributed net investment income to paid-in capital to more appropriately conform financial accounting to tax accounting.

ANNUAL REPORT	MARCH 31, 2021	93

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of PIMCO Funds and Shareholders of PIMCO Multi-Strategy Alternative Fund and PIMCO Global Core Asset Allocation Fund

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of PIMCO Multi-Strategy Alternative Fund and PIMCO Global Core Asset Allocation Fund (two of the funds constituting PIMCO Funds, hereafter collectively referred to as the “Funds”) as of March 31, 2021, the related statements of operations for the year ended March 31, 2021, the statements of changes in net assets for each of the two years in the period ended March 31, 2021, including the related notes, and the financial highlights for each of the five years in the period ended March 31, 2021 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of March 31, 2021, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended March 31, 2021 and each of the financial highlights for each of the five years in the period ended March 31, 2021 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of March 31, 2021 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

Kansas City, Missouri

May 27, 2021

We have served as the auditor of one or more investment companies in PIMCO Funds since 1987.

94	PIMCO ASSET ALLOCATION FUNDS

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:
BOA	Bank of America N.A.	JPM	JP Morgan Chase Bank N.A.
BOS	BofA Securities, Inc.	MYC	Morgan Stanley Capital Services LLC
BPS	BNP Paribas S.A.	MYI	Morgan Stanley & Co. International PLC
BRC	Barclays Bank PLC	RBC	Royal Bank of Canada
CBK	Citibank N.A.	SCX	Standard Chartered Bank, London
DUB	Deutsche Bank AG	SOG	Societe Generale Paris
FBF	Credit Suisse International	SSB	State Street Bank and Trust Co.
GLM	Goldman Sachs Bank USA	TOR	The Toronto-Dominion Bank
GST	Goldman Sachs International	UAG	UBS AG Stamford
HUS	HSBC Bank USA N.A.	UBS	UBS Securities LLC

Currency Abbreviations:
ARS	Argentine Peso	JPY	Japanese Yen
AUD	Australian Dollar	KRW	South Korean Won
BRL	Brazilian Real	MXN	Mexican Peso
CAD	Canadian Dollar	MYR	Malaysian Ringgit
CHF	Swiss Franc	NOK	Norwegian Krone
CLP	Chilean Peso	NZD	New Zealand Dollar
CNH	Chinese Renminbi (Offshore)	PEN	Peruvian New Sol
CNY	Chinese Renminbi (Mainland)	PLN	Polish Zloty
COP	Colombian Peso	RUB	Russian Ruble
CZK	Czech Koruna	SEK	Swedish Krona
DKK	Danish Krone	SGD	Singapore Dollar
DOP	Dominican Peso	THB	Thai Baht
EUR	Euro	TRY	Turkish New Lira
GBP	British Pound	TWD	Taiwanese Dollar
HKD	Hong Kong Dollar	USD (or $)	United States Dollar
HUF	Hungarian Forint	ZAR	South African Rand
ILS	Israeli Shekel
INR	Indian Rupee

Exchange Abbreviations:
FTSE	Financial Times Stock Exchange	OTC	Over the Counter

Index/Spread Abbreviations:
BADLARPP	Argentina Badlar Floating Rate Notes	IBEX 35	Spanish Continuous Exchange Index
BCPMREHO	Barclays Hotel REITs Index	IBR	Indicador Bancario de Referencia
BCPMRELC	Barclays Lodging C-Corps index	JPPMRFL	J.P. Morgan Custom Index
BRENT	Brent Crude	NDUEACWF	MSCI ACWI Index Future
CAC	Cotation Assistée en Continu	OMX	Stockholm 30 Index
CDX.IG	Credit Derivatives Index - Investment Grade	S&P 500	Standard & Poor’s 500 Index
CMBX	Commercial Mortgage-Backed Index	SONIO	Sterling Overnight Interbank Average Rate
CNREPOFIX	China Fixing Repo Rates 7-Day	SPI 200	Australian Equity Futures Index
CPALEMU	Euro Area All Items Non-Seasonally Adjusted Index	TOPIX	Tokyo Price Index
DAX	Deutscher Aktien Index 30	ULSD	Ultra-Low Sulfur Diesel
DWRTFT	Dow Jones Wilshire REIT Total Return Index	US0003M	ICE 3-Month USD LIBOR
FTSE/MIB	Borsa Italiana’s 40 Most Liquid/Capitalized Italian Shares Equity Index

ANNUAL REPORT	MARCH 31, 2021	95

Glossary: (abbreviations that may be used in the preceding statements) (Cont.)

(Unaudited)

Other Abbreviations:
ABS	Asset-Backed Security	MSCI	Morgan Stanley Capital International
ATM	At-the-money	OAT	Obligations Assimilables du Trésor
BBR	Bank Bill Rate	OIS	Overnight Index Swap
BTP	Buoni del Tesoro Poliennali “Long-term Treasury Bond”	oz.	Ounce
CDI	Brazil Interbank Deposit Rate	PRIBOR	Prague Interbank Offered Rate
CHILIBOR	Chile Interbank Offered Rate	RBOB	Reformulated Blendstock for Oxygenate Blending
CLO	Collateralized Loan Obligation	REIT	Real Estate Investment Trust
DAC	Designated Activity Company	SOR	Swap Offer Rate
EURIBOR	Euro Interbank Offered Rate	TBA	To-Be-Announced
JIBAR	Johannesburg Interbank Agreed Rate	TELBOR	Tel Aviv Inter-Bank Offered Rate
KLIBOR	Kuala Lumpur Interbank Offered Rate	THBFIX	Thai Baht Floating-Rate Fix
KORIBOR	Korea Interbank Offered Rate	TIIE	Tasa de Interés Interbancaria de Equilibrio “Equilibrium Interbank Interest Rate”
LIBOR	London Interbank Offered Rate	WIBOR	Warsaw Interbank Offered Rate
Lunar	Monthly payment based on 28-day periods. One year consists of 13 periods.	WTI	West Texas Intermediate
MIBOR	Mumbai Interbank Offered Rate

96	PIMCO ASSET ALLOCATION FUNDS

Federal Income Tax Information

(Unaudited)

As required by the Internal Revenue Code (“Code”) and Treasury Regulations, if applicable, shareholders must be notified within 60 days of the Funds’ fiscal year end regarding the status of qualified dividend income and the dividend received deduction.

Dividend Received Deduction.  Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Funds’ dividend distribution that qualifies under tax law. The percentage of the following Funds’ Fiscal 2021 ordinary income dividend that qualifies for the corporate dividend received deduction is set forth below:

Qualified Dividend Income.  Under the Jobs and Growth Tax Relief Reconciliation Act of 2003, the following percentage of ordinary dividends paid during the fiscal year ended March 31, 2021 was designated as ‘qualified dividend income’ as defined in the Jobs and Growth Tax Relief Reconciliation Act of 2003 subject to reduced tax rates in 2021:

Qualified Interest Income and Qualified Short-Term Capital Gain (for non-U.S. resident shareholders only).  Under the American Jobs Creation Act of 2004, the following amounts of ordinary dividends paid during the fiscal year ended March 31, 2021 are considered to be derived from “qualified interest income,” as defined in Section 871(k)(1)(E) of the Code, and therefore are designated as interest-related dividends, as defined in Section 871(k)(1)(C) of the Code. Further, the following amounts of ordinary dividends paid during the fiscal year ended March 31, 2021 are considered to be derived from “qualified short-term capital gain,” as defined in Section 871(k)(2)(D) of the Code, and therefore are designated as qualified short-term gain dividends, as defined by Section 871(k)(2)(C) of the Code.

	Dividend Received Deduction %	Qualified Dividend Income %	Qualified Interest Income (000s†)	Qualified Short-Term Capital Gain (000s†)
PIMCO Multi-Strategy Alternative Fund	0%	0%	$0	$0
PIMCO Global Core Asset Allocation Fund	0%	0%	4,612	0

†	A zero balance may reflect actual amounts rounding to less than one thousand.

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. In January 2022, you will be advised on IRS Form 1099-DIV as to the federal tax status of the dividends and distributions received by you in calendar year 2021.

Section 163(j) Interest Dividends. The fund intends to pass through the maximum amount allowable as Section 163(j) Interest Dividends as defined in Proposed Treasury Section 1.163(j)-1(b). The 163(j) percentage of ordinary income distributions are as follows:

163 (j) Interest Dividends %
PIMCO Multi-Strategy Alternative Fund	0%
PIMCO Global Core Asset Allocation Fund	0%

ANNUAL REPORT	MARCH 31, 2021	97

Management of the Trust

The charts below identify the Trustees and executive officers of the Trust. Unless otherwise indicated, the address of all persons below is 650 Newport Center Drive, Newport Beach, CA 92660.

The Funds’ Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at (888) 87-PIMCO or visit the Funds’ website at www.pimco.com.

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served†	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Public Company and Investment Company Directorships Held by Trustee During the Past 5 Years

Interested Trustees[1]

Peter G. Strelow (1970) Chairman of the Board and Trustee	05/2017 to present Chairman 02/2019 to present	Managing Director and Co-Chief Operating Officer, PIMCO. Senior Vice President of the Trust, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Chief Administrative Officer, PIMCO.	149	Chairman and Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT.

Kimberley G. Stafford (1978) Trustee	02/2021 to present	Managing Director and Global Head of Product Strategy, PIMCO; and Member of Executive Committee. Formerly, Head of Asia-Pacific, Global Head of Consultant Relations and Head of US Institutional and Alternatives Sales, PIMCO.	149	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT.

Independent Trustees
Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served†	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Public Company and Investment Company Directorships Held by Trustee During the Past 5 Years

George E. Borst (1948) Trustee	04/2015 to present	Executive Advisor, McKinsey & Company; Formerly, Executive Advisor, Toyota Financial Services; and CEO, Toyota Financial Services.	149	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, MarineMax Inc.

Jennifer Holden Dunbar (1963) Trustee	04/2015 to present	Managing Director, Dunbar Partners, LLC (business consulting and investments). Formerly, Partner, Leonard Green & Partners, L.P.	149	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, PS Business Parks; Director, Big 5 Sporting Goods Corporation.

Kym M. Hubbard (1957) Trustee	02/2017 to present	Formerly, Global Head of Investments, Chief Investment Officer and Treasurer, Ernst & Young.	149	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, State Auto Financial Corporation.

Gary F. Kennedy (1955) Trustee	04/2015 to present	Formerly, Senior Vice President, General Counsel and Chief Compliance Officer, American Airlines and AMR Corporation (now American Airlines Group).	149	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Peter B. McCarthy (1950) Trustee	04/2015 to present	Formerly, Assistant Secretary and Chief Financial Officer, United States Department of Treasury; Deputy Managing Director, Institute of International Finance.	149	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

98	PIMCO ASSET ALLOCATION FUNDS

(Unaudited)

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served†	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Public Company and Investment Company Directorships Held by Trustee During the Past 5 Years

Ronald C. Parker (1951) Lead Independent Trustee	07/2009 to present Lead Independent Trustee – 02/2017 to present	Director of Roseburg Forest Products Company. Formerly, Chairman of the Board, The Ford Family Foundation; and President, Chief Executive Officer, Hampton Affiliates (forestry products).	149	Lead Independent Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

*	Unless otherwise noted, the information for the individuals listed is as of March 31, 2021.
[1]	Ms. Stafford and Mr. Strelow are “interested persons” of the Trust (as that term is defined in the 1940 Act) because of their affiliations with PIMCO.
†	Trustees serve until their successors are duly elected and qualified.

Executive Officers

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years†

Eric D. Johnson (1970) President	06/2019 to present	Executive Vice President and Head of Funds Business Group Americas, PIMCO. President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

David C. Flattum (1964) Chief Legal Officer	05/2019 to present	Managing Director and General Counsel, PIMCO. Chief Legal Officer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, Managing Director, Chief Operating Officer and General Counsel, Allianz Asset Management of America L.P.

Keisha Audain-Pressley (1975) Chief Compliance Officer	01/2020 to present	Executive Vice President and Deputy Chief Compliance Officer, PIMCO. Chief Compliance Officer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Joshua D. Ratner (1976)** Senior Vice President	05/2019 to present	Executive Vice President and Head of Americas Operations, PIMCO. Senior Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Peter G. Strelow (1970) Senior Vice President	06/2019 to present	Managing Director and Co-Chief Operating Officer, PIMCO. Senior Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Chief Administrative Officer, PIMCO.

Ryan G. Leshaw (1980) Vice President - Senior Counsel, Secretary	11/2018 to present	Executive Vice President and Senior Counsel, PIMCO. Vice President, Senior Counsel and Secretary, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Chief Legal Officer, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Associate, Willkie Farr & Gallagher LLP.

Wu-Kwan Kit (1981) Assistant Secretary	08/2017 to present	Senior Vice President and Senior Counsel, PIMCO. Assistant Secretary, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Vice President, Senior Counsel and Secretary, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Assistant General Counsel, VanEck Associates Corp.

Jeffrey A. Byer (1976) Vice President	02/2020 to present	Executive Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Elizabeth A. Duggan (1964) Vice President	02/2021 to present	Executive Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

ANNUAL REPORT	MARCH 31, 2021	99

Management of the Trust (Cont.)

(Unaudited)

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years†

Brian J. Pittluck (1977) Vice President	01/2020 to present	Senior Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Bijal Y. Parikh (1978) Treasurer	01/2021 to present	Senior Vice President, PIMCO. Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Erik C. Brown (1967)*** Assistant Treasurer	02/2001 to present	Executive Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Brandon T. Evans (1982) Assistant Treasurer	05/2019 to present	Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Colleen D. Miller (1980)** Assistant Treasurer	02/2017 to present	Senior Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Deputy Treasurer, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Jason J. Nagler (1982)*** Assistant Treasurer	05/2015 to present	Senior Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

H. Jessica Zhang (1973)** Assistant Treasurer	01/2020 to present	Senior Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

*	Unless otherwise noted, the information for the individuals listed is as of March 31, 2021.
†

The term “PIMCO-Sponsored Closed-End Funds” as used herein includes: PIMCO California Municipal Income Fund, PIMCO California Municipal Income Fund II, PIMCO California Municipal Income Fund III, PIMCO Municipal Income Fund, PIMCO Municipal Income Fund II, PIMCO Municipal Income Fund III, PIMCO New York Municipal Income Fund, PIMCO New York Municipal Income Fund II, PIMCO New York Municipal Income Fund III, PCM Fund Inc., PIMCO Corporate & Income Opportunity Fund, PIMCO Corporate & Income Strategy Fund, PIMCO Dynamic Credit and Mortgage Income Fund, PIMCO Dynamic Income Fund, PIMCO Dynamic Income Opportunities Fund, PIMCO Energy and Tactical Credit Opportunities Fund, PIMCO Global StocksPLUS® & Income Fund, PIMCO High Income Fund, PIMCO Income Opportunity Fund, PIMCO Income Strategy Fund, PIMCO Income Strategy Fund II and PIMCO Strategic Income Fund, Inc.; the term “PIMCO-Sponsored Interval Funds” as used herein includes: PIMCO Flexible Credit Income Fund and PIMCO Flexible Municipal Income Fund.

(**	The address of these officers is Pacific Investment Management Company LLC, 1633 Broadway, New York, New York 10019.
***	The address of these officers is Pacific Investment Management Company LLC, 401 Congress Ave., Austin, Texas 78701.

100	PIMCO ASSET ALLOCATION FUNDS

Privacy Policy1

(Unaudited)

The Funds2,3 consider customer privacy to be a fundamental aspect of their relationships with shareholders and are committed to maintaining the confidentiality, integrity and security of their current, prospective and former shareholders’ non-public personal information. The Funds have developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

Obtaining Non-Public Personal Information

In the course of providing shareholders with products and services, the Funds and certain service providers to the Funds, such as the Funds’ investment advisers or sub-advisers (“Advisers”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial professional or consultant, and/or from information captured on applicable websites.

Respecting Your Privacy

As a matter of policy, the Funds do not disclose any non-public personal information provided by shareholders or gathered by the Funds to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Funds. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. The Funds or their affiliates may also retain non-affiliated companies to market Fund shares or products which use Fund shares and enter into joint marketing arrangements with them and other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Funds may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm and/or financial professional or consultant.

Sharing Information with Third Parties

The Funds reserve the right to disclose or report personal or account information to non-affiliated third parties in limited circumstances where the Funds believe in good faith that disclosure is required under law, to cooperate with regulators or law enforcement authorities, to protect their rights or property, or upon reasonable request by any Fund in which a shareholder has invested. In addition, the Funds may disclose information about a shareholder or a shareholder’s accounts to a non-affiliated third party at the shareholder’s request or with the consent of the shareholder.

Sharing Information with Affiliates

The Funds may share shareholder information with their affiliates in connection with servicing shareholders’ accounts, and subject to applicable law may provide shareholders with information about products and services that the Funds or their Advisers, distributors or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Funds may share may include, for example, a shareholder’s participation in the Funds or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), information about the Funds’ experiences or transactions with a shareholder, information captured on applicable websites, or other data about a shareholder’s accounts, subject

ANNUAL REPORT	MARCH 31, 2021	101

Privacy Policy1 (Cont.)

(Unaudited)

to applicable law. The Funds’ Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

Procedures to Safeguard Private Information

The Funds take seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Funds have implemented procedures that are designed to restrict access to a shareholder’s non-public personal information to internal personnel who need to know that information to perform their jobs, such as servicing shareholder accounts or notifying shareholders of new products or services. Physical, electronic and procedural safeguards are in place to guard a shareholder’s non-public personal information.

Information Collected from Websites

The Funds or their service providers and partners may collect information from shareholders via websites they maintain. The information collected via websites maintained by the Funds or their service providers includes client non-public personal information.

Changes to the Privacy Policy

From time to time, the Funds may update or revise this privacy policy. If there are changes to the terms of this privacy policy, documents containing the revised policy on the relevant website will be updated.

1 Amended as of June 25, 2020.

2 PIMCO Investments LLC (“PI”) serves as the Funds’ distributor and does not provide brokerage services or any financial advice to investors in the Funds solely because it distributes the Funds. This Privacy Policy applies to the activities of PI to the extent that PI regularly effects or engages in transactions with or for a shareholder of a series of a Trust who is the record owner of such shares. For purposes of this Privacy Policy, references to “the Funds” shall include PI when acting in this capacity.

3 When distributing this Policy, a Fund may combine the distribution with any similar distribution of its investment adviser’s privacy policy. The distributed, combined, policy may be written in the first person (i.e. by using “we” instead of “the Funds”).

102	PIMCO ASSET ALLOCATION FUNDS

Liquidity Risk Management Program

(Unaudited)

In compliance with Rule 22e-4 (the “Liquidity Rule”) under the Investment Company Act of 1940, as amended (“1940 Act”), PIMCO Funds (the “Trust”) has adopted and implemented a liquidity risk management program (the “Program”) for each series of the Trust (each a “Fund” and collectively, the “Funds”) not regulated as a money market fund under 1940 Act Rule 2a-7, which is reasonably designed to assess and manage the Funds’ liquidity risk. The Trust’s Board of Trustees (the “Board”) previously approved the designation of the PIMCO Liquidity Risk Committee (the “Administrator”) as Program administrator. The PIMCO Liquidity Risk Committee consists of senior members from certain PIMCO business areas, such as Portfolio Risk Management, Americas Operations, Compliance, Account Management and Portfolio Management, and is advised by members of PIMCO Legal.

A Fund’s “liquidity risk” is the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of the remaining investors’ interests in the Fund. In accordance with the Program, each Fund’s liquidity risk is assessed no less frequently than annually taking into consideration a variety of factors, including, as applicable, the Fund’s investment strategy and liquidity of portfolio investments, cash flow projections, and holdings of cash and cash equivalents, as well as borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions. Each Fund portfolio investment is classified into one of four liquidity categories (including “highly liquid investments” and “illiquid investments,” discussed below) based on a determination of the number of days it is reasonably expected to take to convert the investment to cash, or sell or dispose of the investment, in current market conditions without significantly changing the investment’s market value. Each Fund has adopted a “Highly Liquid Investment Minimum” (or “HLIM”), which is a minimum amount of Fund net assets to be invested in highly liquid investments that are assets. As required under the Liquidity Rule, each Fund’s HLIM is periodically reviewed, no less frequently than annually, and the Funds have adopted policies and procedures for responding to a shortfall of a Fund’s highly liquid investments below its HLIM. The Liquidity Rule also limits the Funds’ investments in illiquid investments by prohibiting a Fund from acquiring any illiquid investment if, immediately after the acquisition, the Fund would have invested more than 15% of its net assets in illiquid investments that are assets. Certain non-public reporting is generally required if a Fund’s holdings of illiquid investments that are assets were to exceed 15% of Fund net assets.

At a meeting of the Board held on February 9-10, 2021, the Board received a report (the “Report”) from the Administrator addressing the Program’s operation and assessing the adequacy and effectiveness of its implementation for the period from December 1, 2019 through December 31, 2020. The Report reviewed the operation of the Program’s components during such period, noted the March-April 2020 market conditions and associated monitoring by the Administrator, and stated that the Program is operating effectively to assess and manage each Fund’s liquidity risk and that the Program has been and continues to be adequately and effectively implemented to monitor and, as applicable, respond to the Funds’ liquidity developments. This has remained true for the 12-month reporting period ended March 31, 2021.

ANNUAL REPORT	MARCH 31, 2021	103

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Investment Sub-Adviser

Research Affiliates, LLC

620 Newport Center Drive, Suite 900

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, MO 64105

Transfer Agent

DST Asset Manager Solutions, Inc.

Institutional Class, I-2, Administrative Class

430 W 7th Street STE 219024

Kansas City, MO 64105-1407

DST Asset Manager Solutions, Inc.

Class A, Class C, Class R

430 W 7th Street STE 219294

Kansas City, MO 64105-1407

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the Funds listed on the Report cover.

PF3001AR_033121

PIMCO FUNDS

Annual Report

March 31, 2021

Bond Funds

PIMCO Dynamic Bond Fund

PIMCO Extended Duration Fund

PIMCO GNMA and Government Securities Fund

PIMCO Long Duration Total Return Fund

PIMCO Long-Term U.S. Government Fund

PIMCO Moderate Duration Fund

PIMCO Mortgage-Backed Securities Fund

PIMCO Mortgage Opportunities and Bond Fund

PIMCO Strategic Bond Fund

PIMCO Total Return Fund II

PIMCO Total Return Fund IV

PIMCO Total Return ESG Fund

As permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website, pimco.com/literature, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by visiting pimco.com/edelivery or by contacting your financial intermediary, such as a broker-dealer or bank.

You may elect to receive all future reports in paper free of charge. If you own these shares through a financial intermediary, such as a broker-dealer or bank, you may contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by calling 888.87.PIMCO (888.877.4626). Your election to receive reports in paper will apply to all funds held with the fund complex if you invest directly with the Fund or to all funds held in your account if you invest through a financial intermediary, such as a broker-dealer or bank.

		Page

Chairman’s Letter		2

Important Information About the Funds		4

Expense Examples		19

Benchmark Descriptions		21

Financial Highlights		22

Statements of Assets and Liabilities		34

Statements of Operations		38

Statements of Changes in Net Assets		40

Statements of Cash Flows		43

Notes to Financial Statements		174

Report of Independent Registered Public Accounting Firm		205

Glossary		206

Federal Income Tax Information		207

Management of the Trust		208

Privacy Policy		210

Liquidity Risk Management Program		211

Fund	Fund Summary	Schedule of Investments

PIMCO Dynamic Bond Fund	7	44

PIMCO Extended Duration Fund	8	62

PIMCO GNMA and Government Securities Fund	9	69

PIMCO Long Duration Total Return Fund	10	79

PIMCO Long-Term U.S. Government Fund	11	96

PIMCO Moderate Duration Fund	12	102

PIMCO Mortgage-Backed Securities Fund	13	112

PIMCO Mortgage Opportunities and Bond Fund	14	121

PIMCO Strategic Bond Fund	15	137

PIMCO Total Return Fund II	16	148

PIMCO Total Return Fund IV	17	156

PIMCO Total Return ESG Fund	18	164

This material is authorized for use only when preceded or accompanied by the current PIMCO Funds prospectuses. The Shareholder Reports for the other series of the PIMCO Funds are printed separately.

Chairman’s Letter

Dear Shareholder,

We hope that you and your family are staying safe and healthy during these challenging times. We continue to work tirelessly to navigate markets and manage the assets that you have entrusted with us. Following this letter is the PIMCO Funds Annual Report, which covers the 12-month reporting period ended March 31, 2021. On the subsequent pages, you will find specific details regarding investment results and discussion of the factors that most affected performance during the reporting period.

For the 12-month reporting period ended March 31, 2021

The global economy was severely impacted by the repercussions related to the COVID-19 pandemic. Looking back, second-quarter 2020 U.S. annualized gross domestic product (“GDP”) growth was -31.4%. This represented the steepest quarterly decline on record. With the economy reopening, third-quarter 2020 GDP growth was 33.4%, the largest quarterly increase on record. GDP growth was then 4.3% during the fourth quarter of 2020. The Commerce Department’s initial reading for first-quarter 2021 GDP growth — released after the reporting period ended — was 6.4%.

The Federal Reserve (the “Fed”) took unprecedented actions to support the economy and keep markets functioning properly. In early March 2020, before the reporting period began, the Fed lowered the federal funds rate to a range between 1.00% and 1.25%. Later in the month, the Fed lowered the rate to a range between 0.00% and 0.25%. On March 23, the Fed announced that it would make unlimited purchases of Treasury and mortgage securities and, for the first time, it would purchase corporate bonds on the open market. In August 2020, Fed Chair Jerome Powell said the central bank had changed how it viewed the trade-off between lower unemployment and higher inflation. Per Powell’s statement, the Fed’s new approach to setting U.S. monetary policy will entail letting inflation run higher, which could mean that interest rates remain low for an extended period. Meanwhile, in March 2020, the U.S. government passed a total of roughly $2.8 trillion in fiscal stimulus measures to aid the economy. A subsequent $900 billion stimulus package was finalized in December 2020, and a $1.9 trillion stimulus package was finalized in February 2021. Finally, the Biden administration unveiled a $2.25 trillion infrastructure spending proposal in late March 2021.

Economies outside the U.S. were also significantly impacted by the pandemic but are expected to improve in 2021. In its April 2021 World Economic Outlook Update — released after the reporting period ended — the International Monetary Fund (“IMF”) stated that it expects 2021 GDP growth in the eurozone, U.K. and Japan will be 4.4%, 5.3% and 3.3%, respectively. For comparison purposes, the GDP growth of these economies was projected to be -6.6%, -9.9% and -4.8%, respectively, in 2020.

Against this backdrop, central banks and governments around the world took a number of aggressive actions. Looking back, in March 2020, the European Central Bank (the “ECB”) unveiled a new €750 billion bond-buying program, which was subsequently expanded by another €600 billion in June 2020. In July, the European Union agreed on a €1.8 trillion spending package to bolster its economy. In December 2020, the ECB expanded its monetary stimulus program by another €500 billion. The Bank of England reduced its key lending rate to 0.10% — a record low — in March, added £100 billion to its quantitative easing program in June and increased its bond-buying program by £150 billion to £895 billion in November. Finally, toward the end of the year, the U.K. and the European Union agreed to a long-awaited Brexit deal. Elsewhere, the Bank of Japan maintained its short-term interest rate at -0.10%, while increasing the target for its holdings of corporate bonds to ¥4.2 trillion from ¥3.2 trillion. In May 2020, the Japanese government doubled its stimulus measures with a ¥117 trillion package. Finally, in December 2020, the Bank of Japan announced a new ¥73.6 trillion stimulus package.

Short-term U.S. Treasury yields edged lower, whereas long-term yields moved sharply higher, albeit from a very low level during the reporting period. The yield on the benchmark 10-year U.S. Treasury note was 1.74% at the end of the reporting period, versus 0.70% on March 31, 2020. The Bloomberg Barclays Global Treasury Index (USD Hedged), which tracks fixed-rate, local currency government debt of investment grade countries, including both developed and

2	PIMCO BOND FUNDS

emerging markets, returned -1.03%. Meanwhile, the Bloomberg Barclays Global Aggregate Credit Index (USD Hedged), a widely used index of global investment grade credit bonds, returned 7.98%. Riskier fixed income asset classes, including high yield corporate bonds and emerging market debt, produced stronger returns. The ICE BofAML Developed Markets High Yield Constrained Index (USD Hedged), a widely used index of below-investment-grade bonds, returned 23.34%, whereas emerging market external debt, as represented by the JPMorgan Emerging Markets Bond Index (EMBI) Global (USD Hedged), returned 14.29%. Emerging market local bonds, as represented by the JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged), returned 13.03%.

Despite the headwinds from the pandemic and periods of volatility, global equities produced exceptionally strong results. All told, U.S. equities, as represented by the S&P 500 Index, returned 56.35%, fueled in our view by accommodative monetary and fiscal policy and improved investor sentiment after positive COVID-19 vaccine news. Global equities, as represented by the MSCI World Index, returned 54.03%, whereas emerging market equities, as measured by the MSCI Emerging Markets Index, returned 58.39%. Meanwhile, Japanese equities, as represented by the Nikkei 225 Index (in JPY), returned 56.62%, and European equities, as represented by the MSCI Europe Index (in EUR), returned 35.32%.

Commodity prices were volatile but moved higher overall. When the reporting period began, Brent crude oil was approximately $22 a barrel but ended the reporting period at roughly $63 a barrel. We believe that oil prices rallied because producers reduced their output and investors anticipated stronger demand as global growth improved. Elsewhere, copper and gold prices also moved higher.

Finally, there were also periods of volatility in the foreign exchange markets, in our view due to fluctuating economic growth, trade conflicts and changing central bank monetary policies, along with the U.S. elections and several geopolitical events. The U.S. dollar weakened against several major currencies. For example, the U.S. dollar returned -6.34% and -10.97% versus the euro and the British pound, respectively. However, the U.S. dollar appreciated 2.87% versus the Japanese yen.

Thank you for the assets you have placed with us. We deeply value your trust, and we will continue to work diligently to meet your broad investment needs. For any questions regarding your PIMCO Funds investments, please contact your account manager or call one of our shareholder associates at (888) 87-PIMCO. We also invite you to visit our website at pimco.com to learn more about our viewpoints.

Stay safe and healthy, Peter G. Strelow Chairman of the Board PIMCO Funds

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income distributions and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an unmanaged index.

ANNUAL REPORT	|	MARCH 31, 2021	3

Important Information About the Funds

PIMCO Funds (the “Trust”) is an open-end management investment company that includes the PIMCO Dynamic Bond Fund, PIMCO Extended Duration Fund, PIMCO GNMA and Government Securities Fund, PIMCO Long Duration Total Return Fund, PIMCO Long-Term U.S. Government Fund, PIMCO Moderate Duration Fund, PIMCO Mortgage-Backed Securities Fund, PIMCO Mortgage Opportunities and Bond Fund, PIMCO Strategic Bond Fund, PIMCO Total Return Fund II, PIMCO Total Return Fund IV and PIMCO Total Return ESG Fund (each a “Fund” and collectively, the “Funds”).

We believe that bond funds have an important role to play in a well-diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed income securities and other instruments held by a Fund are likely to decrease in value. A wide variety of factors can cause interest rates or yields of U.S. Treasury securities (or yields of other types of bonds) to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). In addition, changes in interest rates can be sudden and unpredictable, and there is no guarantee that Fund management will anticipate such movement accurately. The Funds may lose money as a result of movements in interest rates.

As of the date of this report, interest rates in the United States and many parts of the world, including certain European countries, are at or near historically low levels. Thus, bond funds currently face a heightened level of risk associated with rising interest rates and/or bond yields. This could be driven by a variety of factors, including but not limited to central bank monetary policies, changing inflation or real growth rates, general economic conditions, increasing bond issuances or reduced market demand for low yielding investments. Further, while bond markets have steadily grown over the past three decades, dealer inventories of corporate bonds are near historic lows in relation to market size. As a result, there has been a significant reduction in the ability of dealers to “make markets.”

Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets or negatively impact a Fund’s performance or cause a Fund to incur losses. As a result, a Fund may experience increased shareholder redemptions, which, among other things, could further reduce the net assets of the Fund.

The Funds may be subject to various risks as described in each Fund’s prospectus and in the Principal and Other Risks in the Notes to Financial Statements.

Classifications of Fund portfolio holdings in this report are made according to financial reporting standards. The classification of a particular portfolio holding as shown in the Allocation Breakdown and Schedule of Investments sections of this report may differ from the classification used for a Fund’s compliance calculations, including those used in a Fund’s prospectus, investment objectives, regulatory, and other investment limitations and policies, which may be based on different asset class, sector or geographical classifications. All Funds are separately monitored for compliance with respect to prospectus and regulatory requirements.

The geographical classification of foreign (non-U.S.) securities in this report, if any, are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

Beginning in January 2020, global financial markets have experienced and may continue to experience significant volatility resulting from the spread of a novel coronavirus known as COVID-19. The outbreak of COVID-19 has resulted in travel and border restrictions, quarantines, supply chain disruptions, lower consumer demand and general market uncertainty. The effects of COVID-19 have and may continue to adversely affect the global economy, the economies of certain nations and individual issuers, all of which may negatively impact the Funds’ performance. In addition, COVID-19 and governmental responses to COVID-19 may negatively impact the capabilities of the Funds’ service providers and disrupt the Funds’ operations.

The United States’ enforcement of restrictions on U.S. investments in certain issuers and tariffs on goods from other countries, each with a focus on China, has contributed to international trade tensions and may impact portfolio securities.

The United Kingdom’s withdrawal from the European Union may impact Fund returns. The withdrawal may cause substantial volatility in foreign exchange markets, lead to weakness in the exchange rate of the British pound, result in a sustained period of market uncertainty, and destabilize some or all of the other European Union member countries and/or the Eurozone.

The Funds may invest in certain instruments that rely in some fashion upon the London Interbank Offered Rate (“LIBOR”). LIBOR is an average interest rate, determined by the ICE Benchmark Administration, that banks charge one another for the use of short-term money. The United Kingdom’s Financial Conduct Authority, which regulates LIBOR, has announced plans to ultimately phase out the use of LIBOR. There remains uncertainty regarding future utilization of LIBOR and the nature of any replacement rate (e.g., the Secured Overnight Financing Rate, which is intended to replace U.S. dollar

LIBOR and measures the cost of overnight borrowings through

4	PIMCO BOND FUNDS

repurchase agreement transactions collateralized with U.S. Treasury securities). Any potential effects of the transition away from LIBOR on a Fund or on certain instruments in which a Fund invests can be difficult to ascertain, and they may vary depending on a variety of factors. The transition may also result in a reduction in the value of certain instruments held by a Fund or a reduction in the effectiveness of related Fund transactions such as hedges. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses to a Fund.

On each individual Fund Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that any dividend and capital gain distributions were reinvested. The Cumulative Returns chart and Average Annual Total Return table reflect any sales load that would have applied at the time of purchase or any Contingent Deferred Sales Charge (“CDSC”) that would have applied if a full redemption occurred on the last business day of the period shown in the Cumulative Returns chart. Class A shares are subject to an initial sales charge. A CDSC may be imposed in certain circumstances on Class A shares that are purchased without an initial sales charge and then redeemed during the first 12 months after purchase. Class C shares are subject to a 1% CDSC, which may apply in the first year. The Cumulative Returns chart reflects only Institutional Class performance. Performance for I-2, I-3, Administrative Class, Class A, Class C and Class R shares, if applicable, is typically lower than Institutional Class performance due to the lower expenses paid by Institutional Class shares. Performance shown is net of fees and expenses. The minimum initial investment amount for Institutional Class, I-2, I-3 and Administrative Class shares is $1,000,000. The minimum initial investment amount for Class A and Class C shares is $1,000. There is no minimum initial investment for Class R shares. Each Fund measures its performance against at least one broad-based securities market index (“benchmark index”) and a Lipper Average, which is calculated by Lipper, Inc. (“Lipper”), a Thomson Reuters company, and represents the total return performance average of funds that are tracked by Lipper that have the same fund classification. Benchmark indexes do not take into account fees, expenses or taxes. A Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. There is no assurance that any Fund, including any Fund that has experienced high or unusual performance for one or more periods, will experience similar levels of performance in the future. High performance is defined as a significant increase in either 1) a Fund’s total return in excess of that of the Fund’s benchmark between reporting periods or 2) a Fund’s total return in excess of the Fund’s historical returns between reporting periods. Unusual performance is defined as a significant change in a Fund’s performance as compared to one or more previous reporting periods. Historical performance for the Funds or a share class thereof may have been positively impacted by fee waivers or expense limitations in place during some or all of the periods shown, if applicable. Future performance (including total return or yield) and distributions may be negatively impacted by the expiration or reduction of any such fee waivers or expense limitations.

The following table discloses the inception dates of each Fund and its respective share classes along with each Fund’s diversification status as of period end:

Fund Name	Fund Inception	Institutional Class	I-2	I-3	Administrative Class	Class A	Class C	Class R	Diversification Status
PIMCO Dynamic Bond Fund	06/30/08	06/30/08	06/30/08	04/27/18	—	06/30/08	07/31/08	07/31/08	Diversified
PIMCO Extended Duration Fund	08/31/06	08/31/06	09/11/08	—	—	—	—	—	Diversified
PIMCO GNMA and Government Securities Fund	07/31/97	07/31/97	04/30/08	01/31/19	—	11/30/00	05/31/01	—	Diversified
PIMCO Long Duration Total Return Fund	08/31/06	08/31/06	09/11/08	—	—	09/08/17	01/05/18	—	Diversified
PIMCO Long-Term U.S. Government Fund	07/01/91	07/01/91	04/30/08	—	09/23/97	01/20/97	01/20/97	—	Diversified
PIMCO Moderate Duration Fund	12/31/96	12/31/96	12/31/09	—	—	—	—	—	Diversified
PIMCO Mortgage-Backed Securities Fund	07/31/97	07/31/97	04/30/08	04/27/18	—	07/31/00	07/31/00	—	Diversified
PIMCO Mortgage Opportunities and Bond Fund	10/22/12	10/22/12	10/22/12	04/27/18	—	10/22/12	10/22/12	—	Diversified
PIMCO Strategic Bond Fund	01/30/09	01/30/09	09/10/09	—	—	01/30/09	01/30/09	—	Diversified
PIMCO Total Return Fund II	12/30/91	12/30/91	12/31/09	—	11/30/94	—	—	—	Diversified
PIMCO Total Return Fund IV	05/26/11	05/26/11	—	—	—	05/26/11	—	—	Diversified
PIMCO Total Return ESG Fund	05/01/91	05/01/91	03/31/09	—	04/11/97	02/03/20	02/03/20	—	Diversified

An investment in a Fund is not a bank deposit and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in a Fund.

The Trustees are responsible generally for overseeing the management of the Trust. The Trustees authorize the Trust to enter into service agreements with the Adviser, the Distributor, the Administrator and other service providers in order to provide, and in some cases authorize service providers to procure through other parties, necessary or

ANNUAL REPORT	|	MARCH 31, 2021	5

Important Information About the Funds	(Cont.)

desirable services on behalf of the Trust and the Funds. Shareholders are not parties to or third-party beneficiaries of such service agreements. Neither a Fund’s prospectus nor a Fund’s summary prospectus, the Trust’s Statement of Additional Information (“SAI”), any contracts filed as exhibits to the Trust’s registration statement, nor any other communications, disclosure documents or regulatory filings (including this report) from or on behalf of the Trust or a Fund creates a contract between or among any shareholder of a Fund, on the one hand, and the Trust, a Fund, a service provider to the Trust or a Fund, and/or the Trustees or officers of the Trust, on the other hand. The Trustees (or the Trust and its officers, service providers or other delegates acting under authority of the Trustees) may amend the most recent prospectus or use a new prospectus, summary prospectus or SAI with respect to a Fund or the Trust, and/or amend, file and/or issue any other communications, disclosure documents or regulatory filings, and may amend or enter into any contracts to which the Trust or a Fund is a party, and interpret the investment objective(s), policies, restrictions and contractual provisions applicable to any Fund, without shareholder input or approval, except in circumstances in which shareholder approval is specifically required by law (such as changes to fundamental investment policies) or where a shareholder approval requirement is specifically disclosed in the Trust’s then-current prospectus or SAI.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Funds. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of each Fund, and information about how each Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30th, are available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Funds’ website at www.pimco.com, and on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Funds file portfolio holdings information with the SEC on Form N-PORT within 60 days of the end of each fiscal quarter. The Funds’ complete schedules of securities holdings as of the end of each fiscal quarter will be made available to the public on the SEC’s website at www.sec.gov and on PIMCO’s website at www.pimco.com, and will be made available, upon request by calling PIMCO at (888) 87-PIMCO.

The SEC has adopted a rule that allows the Funds to fulfill their obligation to deliver shareholder reports to investors by providing access to such reports online free of charge and by mailing a notice that the report is electronically available. Pursuant to the rule, investors may elect to receive all future reports in paper free of charge by contacting their financial intermediary or, if invested directly with a Fund, investors can inform the Fund by calling (888) 87-PIMCO. Any election to receive reports in paper will apply to all funds held with the fund complex if invested directly with a Fund or to all funds held in the investor’s account if invested through a financial intermediary.

In August 2020, the SEC proposed changes to the mutual fund and ETF shareholder report and registration statement disclosure requirements and the registered fund advertising rules, which, if adopted, will change the disclosures provided to shareholders.

In October 2020, the SEC adopted a rule related to the use of derivatives, short sales, reverse repurchase agreements and certain other transactions by registered investment companies that rescinds and withdraws the guidance of the SEC and its staff regarding asset segregation and cover transactions. Subject to certain exceptions, and after an eighteen-month transition period, the rule requires funds to trade derivatives and other transactions that create future payment or delivery obligations (except reverse repurchase agreements and similar financing transactions) subject to a value-at-risk leverage limit, certain derivatives risk management program and reporting requirements. These requirements may limit the ability of the Funds to use derivatives and reverse repurchase agreements and similar financing transactions as part of their investment strategies and may increase the cost of the Funds’ investments and cost of doing business, which could adversely affect investors.

In October 2020, the SEC adopted a rule regarding the ability of a fund to invest in other funds. The rule allows a fund to acquire shares of another fund in excess of certain limitations currently imposed by the Investment Company Act of 1940 (the “Act”) without obtaining individual exemptive relief from the SEC, subject to certain conditions. The rule also included the rescission of certain exemptive relief from the SEC and guidance from the SEC staff for funds to invest in other funds. The impact that these changes may have on the Funds is uncertain.

In December 2020, the SEC adopted a rule addressing fair valuation of fund investments. The new rule sets forth requirements for good faith determinations of fair value as well as for the performance of fair value determinations, including related oversight and reporting obligations. The new rule also defines “readily available market quotations” for purposes of the definition of “value” under the Act, and the SEC noted that this definition will apply in all contexts under the Act. The SEC adopted an eighteen-month transition period beginning from the effective date for both the new rule and the associated new recordkeeping requirements. The impact of the new rule on the Funds is uncertain at this time.

6	PIMCO BOND FUNDS

PIMCO Dynamic Bond Fund

Institutional Class - PFIUX	Class A - PUBAX
I-2 - PUCPX	Class C - PUBCX
I-3 - PFNUX	Class R - PUBRX

Cumulative Returns Through March 31, 2021

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Allocation Breakdown as of March 31, 2021†§

U.S. Government Agencies	23.5%

Corporate Bonds & Notes	17.1%

U.S. Treasury Obligations	17.0%

Short-Term Instruments‡	12.7%

Asset-Backed Securities	12.6%

Sovereign Issues	7.2%

Non-Agency Mortgage-Backed Securities	6.4%

Loan Participations and Assignments	1.2%

Other	2.3%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended March 31, 2021

	1 Year	5 Years	10 Years	Fund Inception (06/30/08)
PIMCO Dynamic Bond Fund Institutional Class	12.14%	5.16%	3.15%	4.16%
PIMCO Dynamic Bond Fund I-2	12.03%	5.06%	3.05%	4.06%
PIMCO Dynamic Bond Fund I-3	11.98%	5.04%	3.07%	4.09%
PIMCO Dynamic Bond Fund Class A	11.70%	4.74%	2.74%	3.75%
PIMCO Dynamic Bond Fund Class A (adjusted)	7.50%	3.94%	2.34%	3.43%
PIMCO Dynamic Bond Fund Class C	10.86%	3.94%	1.99%	2.99%
PIMCO Dynamic Bond Fund Class C (adjusted)	9.86%	3.94%	1.99%	2.99%
PIMCO Dynamic Bond Fund Class R	11.42%	4.48%	2.49%	3.49%
3 Month USD LIBOR	0.56%	1.49%	0.91%	0.94%
Lipper Absolute Return Bond Funds Average	12.95%	4.09%	2.85%	4.13%

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares and 1.00% CDSC on Class C shares. For performance current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

For periods prior to the inception date of a share class launched subsequent to the Fund’s inception date, the performance information shown is adjusted for the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by each respective share class.

The Fund’s total annual operating expense ratio in effect as of period end were 0.85% for Institutional Class shares, 0.95% for I-2 shares, 1.05% for I-3 shares, 1.25% for Class A shares, 2.00% for Class C shares, and 1.50% for Class R shares. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

Investment Objective and Strategy Overview

PIMCO Dynamic Bond Fund seeks maximum long-term return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 80% of its assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following affected performance (on a gross basis) during the reporting period:

»	Long exposure to non-agency mortgage backed securities contributed to performance, as prices for these securities appreciated.

»	Long exposure to investment grade corporate credit contributed to performance, as these securities posted positive total returns.

»	Long exposure to U.S. Treasury Inflation-Protected Securities (“TIPS”) contributed to performance, as the U.S. TIPS Index posted positive returns.

»

Long exposure to the 1 month – 2 year portion of the U.S. yield curve and short exposure to the 12-30 year portion of the U.S. curve contributed to performance, as the U.S. yield curve steepened, with interest rates falling at the front end and rising at the long end of the curve.

»	Long exposure to a basket of Latin American currencies, including the Brazilian real and Peruvian sol, detracted from performance, as these currencies depreciated versus the U.S. dollar.

»	Short exposure to the euro detracted from performance, as the euro appreciated versus the U.S. dollar.

ANNUAL REPORT	|	MARCH 31, 2021	7

PIMCO Extended Duration Fund

Institutional Class - PEDIX
I-2 - PEDPX

Cumulative Returns Through March 31, 2021

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Allocation Breakdown as of March 31, 2021†§

U.S. Treasury Obligations	89.0%

Non-Agency Mortgage-Backed Securities	3.5%

Asset-Backed Securities	2.7%

U.S. Government Agencies	2.6%

Short-Term Instruments‡	1.3%

Other	0.9%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended March 31, 2021

	1 Year	5 Years	10 Years	Fund Inception (08/31/06)
PIMCO Extended Duration Fund Institutional Class	(21.28)%	3.84%	9.40%	8.46%
PIMCO Extended Duration Fund I-2	(21.35)%	3.73%	9.29%	8.36%
FTSE STRIPS Index, 20+ Year Sub-Index	(22.48)%	3.75%	9.72%	8.16%
Lipper Corporate Debt Funds BBB-Rated Funds Average	9.49%	4.75%	4.86%	5.23%

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. For performance current to the most recent month-end, visit www.pimco.com or via (888) 87 PIMCO.

For periods prior to the inception date of a share class launched subsequent to the Fund’s inception date, the performance information shown is adjusted for the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by each respective share class.

The Fund’s total annual operating expense ratio in effect as of period end were 1.71% for Institutional Class shares, and 1.81% for I-2 shares. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

Investment Objective and Strategy Overview

PIMCO Extended Duration Fund seeks maximum total return, consistent with prudent investment management, by investing under normal circumstances at least 65% of its total assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following affected performance (on a gross basis) during the reporting period:

»	Out of benchmark exposure to broader mortgage-backed securities contributed to performance due to carry and selection.

»	Treasury Inflation-Protection Securities contributed to performance, as breakeven inflation rates increased.

»	Exposure to, and security selection within Agency debentures, contributed to performance, as spreads narrowed.

»	U.S. interest rate strategies overall including duration, curve positioning, and instrument selection detracted from performance, as the curve steepened.

8	PIMCO BOND FUNDS

PIMCO GNMA and Government Securities Fund

Institutional Class - PDMIX	Class A - PAGNX
I-2 - PPGNX	Class C - PCGNX
I-3 - PANNX

Cumulative Returns Through March 31, 2021

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Allocation Breakdown as of March 31, 2021†§

U.S. Government Agencies	90.2%

Short-Term Instruments‡	5.9%

Asset-Backed Securities	2.1%

Non-Agency Mortgage-Backed Securities	1.8%

Corporate Bonds & Notes	0.0%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended March 31, 2021

	1 Year	5 Years	10 Years	Fund Inception (07/31/97)
PIMCO GNMA and Government Securities Fund Institutional Class	2.57%	2.95%	3.18%	5.23%
PIMCO GNMA and Government Securities Fund I-2	2.47%	2.85%	3.07%	5.13%
PIMCO GNMA and Government Securities Fund I-3	2.42%	2.80%	3.02%	5.08%
PIMCO GNMA and Government Securities Fund Class A	2.17%	2.54%	2.77%	4.81%
PIMCO GNMA and Government Securities Fund Class A (adjusted)	(1.66)%	1.77%	2.38%	4.64%
PIMCO GNMA and Government Securities Fund Class C	1.40%	1.78%	2.00%	4.03%
PIMCO GNMA and Government Securities Fund Class C (adjusted)	0.40%	1.78%	2.00%	4.03%
Bloomberg Barclays GNMA Index	(0.36)%	2.22%	2.75%	4.63%
Lipper GNMA Funds Average	0.75%	1.90%	2.28%	4.22%

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares and 1.00% CDSC on Class C shares. For performance current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

For periods prior to the inception date of a share class launched subsequent to the Fund’s inception date, the performance information shown is adjusted for the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by each respective share class.

The Fund’s total annual operating expense ratio in effect as of period end were 0.83% for Institutional Class shares, 0.93% for I-2 shares, 1.03% for I-3 shares, 1.23% for Class A shares and 1.98% for Class C shares. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

Investment Objective and Strategy Overview

PIMCO GNMA and Government Securities Fund seeks maximum total return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 80% of its assets in a diversified portfolio of securities of varying maturities issued by the Government National Mortgage Association and of securities issued or guaranteed by the U.S. Government, its agencies or government-sponsored enterprises, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following affected performance (on a gross basis) during the reporting period:

»	Overweight exposure to pass-through Agency mortgage-backed securities (“MBS”) contributed to performance, as Agency MBS spread tightened.

»	Overweight exposure to Agency commercial mortgage-backed securities (“CMBS”) contributed to performance, as Agency CMBS spreads tightened.

»	Overweight exposure to select structured Agency MBS positions contributed to performance, as the sector outperformed like-duration U.S. Treasuries.

»	There were no notable detractors during the period.

ANNUAL REPORT	|	MARCH 31, 2021	9

PIMCO Long Duration Total Return Fund

Institutional Class - PLRIX	Class A - PLRAX
I-2 - PLRPX	Class C - PLRCX

Cumulative Returns Through March 31, 2021

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Allocation Breakdown as of March 31, 2021†§

U.S. Treasury Obligations	42.3%

Corporate Bonds & Notes	40.2%

U.S. Government Agencies	4.2%

Non-Agency Mortgage-Backed Securities	3.8%

Asset-Backed Securities	3.1%

Sovereign Issues	2.3%

Municipal Bonds & Notes	1.5%

Short-Term Instruments‡	1.4%

Other	1.2%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended March 31, 2021

	1 Year	5 Years	10 Years	Fund Inception (08/31/06)
PIMCO Long Duration Total Return Fund Institutional Class	0.94%	6.50%	7.20%	7.69%
PIMCO Long Duration Total Return Fund I-2	0.84%	6.40%	7.10%	7.59%
PIMCO Long Duration Total Return Fund Class A	0.55%	6.09%	6.78%	7.27%
PIMCO Long Duration Total Return Fund Class A (adjusted)	(3.18)%	5.28%	6.37%	6.99%
PIMCO Long Duration Total Return Fund Class C	(0.21)%	5.30%	5.98%	6.47%
PIMCO Long Duration Total Return Fund Class C (adjusted)	(1.09)%	5.30%	5.98%	6.47%
Bloomberg Barclays Long-Term Government/Credit Index	(2.05)%	5.47%	6.98%	6.82%
Lipper Corporate Debt Funds BBB-Rated Funds Average	9.49%	4.75%	4.86%	5.23%

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares and 1.00% CDSC on Class C shares. For performance current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

For periods prior to the inception date of a share class launched subsequent to the Fund’s inception date, the performance information shown is adjusted for the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by each respective share class.

The Fund’s total annual operating expense ratio in effect as of period end were 1.07% for Institutional Class shares, 1.17% for I-2 shares, 1.47% for Class A shares, and 2.22% for Class C shares. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

Investment Objective and Strategy Overview

PIMCO Long Duration Total Return Fund seeks maximum total return, consistent with prudent investment management, by investing under normal circumstances at least 65% of its total assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following affected performance (on a gross basis) during the reporting period:

»	Out of benchmark exposure to broader mortgage backed securities contributed to performance due to carry and security selection.

»	Overweight exposure to the investment grade financials sector contributed to performance, as spreads narrowed.

»	Treasury Inflation-Protection Securities contributed to performance, as breakeven inflation rates increased.

»	Out of benchmark exposure to below investment grade securities contributed to performance, as spreads narrowed.

»	Underweight exposure to the investment grade industrials sector detracted from performance, as spreads narrowed.

10	PIMCO BOND FUNDS

PIMCO Long-Term U.S. Government Fund

Institutional Class - PGOVX	Class A - PFGAX
I-2 - PLTPX	Class C - PFGCX
Administrative Class - PLGBX

Cumulative Returns Through March 31, 2021

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Allocation Breakdown as of March 31, 2021†§

U.S. Treasury Obligations	87.4%

U.S. Government Agencies	9.1%

Non-Agency Mortgage-Backed Securities	2.2%

Short-Term Instruments‡	0.0%

Other	1.3%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended March 31, 2021

	1 Year	5 Years	10 Years	Fund Inception (07/01/91)
PIMCO Long-Term U.S. Government Fund Institutional Class	(14.90)%	3.22%	6.15%	8.09%
PIMCO Long-Term U.S. Government Fund I-2	(14.99)%	3.11%	6.05%	8.00%
PIMCO Long-Term U.S. Government Fund Administrative Class	(15.12)%	2.96%	5.89%	7.83%
PIMCO Long-Term U.S. Government Fund Class A	(15.20)%	2.86%	5.79%	7.69%
PIMCO Long-Term U.S. Government Fund Class A (adjusted)	(18.38)%	2.08%	5.38%	7.53%
PIMCO Long-Term U.S. Government Fund Class C	(15.84)%	2.09%	5.00%	6.90%
PIMCO Long-Term U.S. Government Fund Class C (adjusted)	(16.50)%	2.09%	5.00%	6.90%
Bloomberg Barclays Long-Term Treasury Index	(15.80)%	3.13%	6.35%	7.54%♦
Lipper General U.S. Government Funds Average	(2.94)%	1.91%	2.54%	4.66%♦

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

♦ Average annual total return since 06/30/1991.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares and 1.00% CDSC on Class C shares. For performance current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

For periods prior to the inception date of a share class launched subsequent to the Fund’s inception date, the performance information shown is adjusted for the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by each respective share class.

The Fund’s total annual operating expense ratio in effect as of period end were 1.855% for Institutional Class shares, 1.955% for I-2 shares, 2.105% for Administrative Class shares, 2.205% for Class A shares and 2.955% for Class C shares. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

Investment Objective and Strategy Overview

PIMCO Long-Term U.S. Government Fund seeks maximum total return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 80% of its assets in a diversified portfolio of fixed income securities that are issued or guaranteed by the U.S. Government, its agencies or government-sponsored enterprises (“U.S. Government Securities”), which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. Assets not invested in U.S. Government Securities may be invested in other types of Fixed Income Instruments. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following affected performance (on a gross basis) during the reporting period:

»	Out of benchmark exposure to broader mortgage-backed securities contributed to performance due to carry and selection.

»	Treasury Inflation-Protections Securities held in lieu of nominal Treasuries contributed to performance, as breakeven inflation rates rose.

»	Out of benchmark exposure to and security selection within Agency debentures contributed to performance, as spreads narrowed.

»	U.S. interest rate strategies, including duration and instrument selection, detracted from performance, as the curve steepened.

ANNUAL REPORT	|	MARCH 31, 2021	11

PIMCO Moderate Duration Fund

Institutional Class - PMDRX
I-2 - PMOPX

Cumulative Returns Through March 31, 2021

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Allocation Breakdown as of March 31, 2021†§

Corporate Bonds & Notes	36.2%

Short-Term Instruments‡	23.6%

Asset-Backed Securities	9.7%

Sovereign Issues	8.6%

Non-Agency Mortgage-Backed Securities	8.1%

U.S. Government Agencies	7.1%

U.S. Treasury Obligations	5.4%

Preferred Securities	1.0%

Municipal Bonds & Notes	0.3%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended March 31, 2021

	1 Year	5 Years	10 Years	Fund Inception (12/31/96)
PIMCO Moderate Duration Fund Institutional Class	4.17%	3.42%	3.29%	5.26%
PIMCO Moderate Duration Fund I-2	4.07%	3.32%	3.19%	5.16%
Bloomberg Barclays Intermediate Government/Credit Index	2.01%	2.75%	2.88%	4.56%
Lipper Short-Intermediate Investment Grade Debt Funds Average	5.14%	2.50%	2.37%	4.01%

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. For performance current to the most recent month-end, visit www.pimco.com or via (888) 87 PIMCO.

For periods prior to the inception date of a share class launched subsequent to the Fund’s inception date, the performance information shown is adjusted for the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by each respective share class.

The Fund’s total annual operating expense ratio in effect as of period end were 0.61% for Institutional Class shares, and 0.71% for I-2 shares. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

Investment Objective and Strategy Overview

PIMCO Moderate Duration Fund seeks maximum total return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 65% of its total assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following affected performance (on a gross basis) during the reporting period:

»	Positions in non-Agency mortgage-backed securities (“MBS”) contributed to relative performance, as spreads tightened.

»	Positions in Agency MBS contributed to relative performance, as excess returns for these securities were positive.

»	Positions in select high yield credit, particularly financials contributed to relative performance, as their spreads tightened.

»	Short exposure to duration in the U.K. contributed to relative performance, as interest rates increased.

»	Selection within investment grade credit, particularly financials, contributed to relative performance, as spreads tightened.

»	Long exposure to duration in Italy in April 2020 detracted from relative performance, as interest rates increased.

»	Overweight exposure to U.S. duration, particularly the intermediate part of the curve in Q12021 detracted from relative performance, as interest rates increased.

»	There were no other material detractors for this Fund.

12	PIMCO BOND FUNDS

PIMCO Mortgage-Backed Securities Fund

Institutional Class - PTRIX	Class A - PMRAX
I-2 - PMRPX	Class C - PMRCX
I-3 - PSANX

Cumulative Returns Through March 31, 2021

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Allocation Breakdown as of March 31, 2021†§

U.S. Government Agencies	75.8%

Asset-Backed Securities	10.4%

Short-Term Instruments‡	8.7%

Non-Agency Mortgage-Backed Securities	5.0%

Corporate Bonds & Notes	0.1%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended March 31, 2021

	1 Year	5 Years	10 Years	Fund Inception (07/31/97)
PIMCO Mortgage-Backed Securities Fund Institutional Class	4.36%	3.58%	3.61%	5.47%
PIMCO Mortgage-Backed Securities Fund Class I-2	4.26%	3.48%	3.51%	5.36%
PIMCO Mortgage-Backed Securities Fund Class I-3	4.21%	3.43%	3.46%	5.31%
PIMCO Mortgage-Backed Securities Fund Class A	3.95%	3.17%	3.20%	5.05%
PIMCO Mortgage-Backed Securities Fund Class A (adjusted)	0.05%	2.39%	2.81%	4.88%
PIMCO Mortgage-Backed Securities Fund Class C	3.17%	2.40%	2.43%	4.27%
PIMCO Mortgage-Backed Securities Fund Class C (adjusted)	2.17%	2.40%	2.43%	4.27%
Bloomberg Barclays U.S. MBS Fixed-Rate Index	(0.09)%	2.43%	2.85%	4.69%
Lipper U.S. Mortgage Funds Average	4.65%	2.68%	2.92%	4.16%

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares and 1.00% CDSC on Class C shares. For performance current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

For periods prior to the inception date of a share class launched subsequent to the Fund’s inception date, the performance information shown is adjusted for the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by each respective share class.

The Fund’s total annual operating expense ratio in effect as of period end were 0.75% for Institutional Class shares, 0.85% for I-2 shares, 0.95% for I-3 shares, 1.15% for Class A shares, and 1.90% for Class C shares. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

Investment Objective and Strategy Overview

PIMCO Mortgage-Backed Securities Fund seeks maximum total return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 80% of its assets in a diversified portfolio of mortgage-related Fixed Income Instruments of varying maturities (such as mortgage pass-through securities, collateralized mortgage obligations, commercial mortgage-backed securities and mortgage dollar rolls), which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following affected performance (on a gross basis) during the reporting period:

»	Overweight exposure to non-Agency residential mortgage-backed securities (“RMBS”) contributed to performance, as non-Agency RMBS spreads tightened.

»	Overweight exposure to pass-through Agency mortgage-backed securities (“MBS”) contributed to performance, as Agency MBS spreads tightened.

»	Overweight exposure to senior collateralized loan obligations (“CLOs”) contributed to performance, as CLO spreads tightened.

»	There were no material detractors for this Fund.

ANNUAL REPORT	|	MARCH 31, 2021	13

PIMCO Mortgage Opportunities and Bond Fund

Institutional Class - PMZIX	Class A - PMZAX
I-2 - PMZPX	Class C - PMZCX
I-3 - PMZNX

Cumulative Returns Through March 31, 2021

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Allocation Breakdown as of March 31, 2021†§

U.S. Government Agencies	56.5%

Asset-Backed Securities	17.0%

Non-Agency Mortgage-Backed Securities	15.1%

U.S. Treasury Obligations	9.0%

Short-Term Instruments‡	2.1%

Other	0.3%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended March 31, 2021

	1 Year	5 Years	Fund Inception (10/22/12)
PIMCO Mortgage Opportunities and Bond Fund Institutional Class	9.79%	4.39%	5.30%
PIMCO Mortgage Opportunities and Bond Fund I-2	9.67%	4.28%	5.20%
PIMCO Mortgage Opportunities and Bond Fund I-3	9.63%	4.23%	5.15%
PIMCO Mortgage Opportunities and Bond Fund Class A	9.34%	3.97%	4.88%
PIMCO Mortgage Opportunities and Bond Fund Class A (adjusted)	5.28%	3.17%	4.41%
PIMCO Mortgage Opportunities and Bond Fund Class C	8.52%	3.19%	4.10%
PIMCO Mortgage Opportunities and Bond Fund Class C (adjusted)	7.52%	3.19%	4.10%
3 Month USD LIBOR	0.56%	1.49%	1.00%
Lipper Absolute Return Bond Funds Average	12.95%	4.09%	2.76%♦

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

♦ Average annual total return since 10/31/2012.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares and 1.00% CDSC on Class C shares. For performance current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

For periods prior to the inception date of a share class launched subsequent to the Fund’s inception date, the performance information shown is adjusted for the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by each respective share class.

The Fund’s total annual operating expense ratio in effect as of period end were 1.82% for Institutional Class shares, 1.92% for I-2 shares, 2.02% for I-3 shares, 2.22% for Class A shares, and 2.97% for Class C shares. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

Investment Objective and Strategy Overview

PIMCO Mortgage Opportunities and Bond Fund seeks maximum long-term return, consistent with prudent investment management, by investing under normal circumstances at least 80% of its assets in a portfolio of mortgage-related assets, including, but not limited to Agency residential and commercial mortgage-backed securities (“MBS”) and private label residential and commercial MBS, and of Fixed Income Instruments, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. Agency MBS refers to MBS issued by government-sponsored enterprises, such as the Government National Mortgage Association, the Federal National Mortgage Association or the Federal Home Loan Mortgage Corporation. “Fixed Income Instruments,” which include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private sector entities. The Fund will invest in a broad array of mortgage-related securities in seeking to generate consistent, absolute returns across full market cycles. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following affected performance (on a gross basis) during the reporting period:

»	Exposure to non-Agency residential mortgage-backed securities (“RMBS”) contributed to performance, as non-Agency RMBS spreads tightened.

»	Exposure to Agency mortgage-backed passthrough securities contributed to performance, as Agency mortgage-backed passthrough securities spreads tightened.

»	Exposure to non-Agency commercial mortgage-backed securities (“CMBS”) contributed to performance, as non-Agency CMBS spreads tightened.

»	Security selection within structured Agency mortgage-backed securities detracted from performance, as the securities generated negative returns.

»	Long exposure to U.S. duration detracted from performance as U.S. interest rates broadly increased.

14	PIMCO BOND FUNDS

PIMCO Strategic Bond Fund

Institutional Class - PUTIX	Class A - ATMAX
I-2 - PUTPX	Class C - ATMCX

Cumulative Returns Through March 31, 2021

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Allocation Breakdown as of March 31, 2021†§

Short-Term Instruments‡	33.1%

Corporate Bonds & Notes	18.0%

Asset-Backed Securities	14.8%

U.S. Government Agencies	11.4%

U.S. Treasury Obligations	11.1%

Sovereign Issues	7.5%

Non-Agency Mortgage-Backed Securities	2.7%

Loan Participations and Assignments	1.2%

Preferred Securities	0.2%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended March 31, 2021

	1 Year	5 Years	10 Years	Fund Inception (01/30/09)
PIMCO Strategic Bond Fund Institutional Class	8.70%	5.24%	3.27%	3.46%
PIMCO Strategic Bond Fund I-2	8.59%	5.13%	3.15%	3.35%
PIMCO Strategic Bond Fund Class A	8.26%	4.82%	2.86%	3.05%
PIMCO Strategic Bond Fund Class A (adjusted)	4.21%	4.02%	2.46%	2.73%
PIMCO Strategic Bond Fund Class C	7.46%	4.04%	2.14%	2.32%
PIMCO Strategic Bond Fund Class C (adjusted)	6.46%	4.04%	2.14%	2.32%
3 Month USD LIBOR	0.56%	1.49%	0.91%	0.84%
Lipper Absolute Return Bond Funds Average	12.95%	4.09%	2.85%	4.54%♦

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

♦ Average annual total return since 01/31/2009.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund share Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares and 1.00% CDSC on Class C shares. For performance current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO. Performance is calculated assuming all dividends and distributions are reinvested at prices obtained under the Fund’s dividend reinvestment plan. Performance does not reflect any brokerage commissions in connection with the purchase or sale of Fund shares.

For periods prior to the inception date of a share class launched subsequent to the Fund’s inception date, the performance information shown is adjusted for the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by each respective share class.

The Fund’s total annual operating expense ratio in effect as of period end were 0.57% for Institutional Class shares, 0.67% for I-2 shares, 0.97% for A shares, and 1.72% for Class C shares,. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

Investment Objective and Strategy Overview

PIMCO Strategic Bond Fund seeks maximum long-term return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 80% of its assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following affected performance (on a gross basis) during the reporting period:

»	Long exposure to investment grade corporate credit contributed to performance, as these securities posted positive returns.

»	Long exposure to non-Agency mortgage-backed securities contributed to performance, as prices for these securities appreciated.

»

Long exposure to the 1 month – 2 year portion of the U.S. yield curve and short exposure to the 12-30 year portion of the U.S. curve contributed to performance, as the U.S. yield curve steepened, with interest rates falling at the front end and rising at the long end of the U.S. curve.

»

Long exposure to U.S. dollar denominated emerging market external debt contributed to performance. The JP Morgan Emerging Market Bond Index (EMBI Global) which generally tracks the total return for U.S. dollar denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities posted positive returns.

»	Long exposure to a basket of Latin American currencies, including the Brazilian real and Peruvian sol, detracted from performance, as these currencies depreciated versus the U.S. dollar.

»	Short exposure to the euro detracted from performance, as the euro appreciated versus the U.S. dollar.

ANNUAL REPORT	|	MARCH 31, 2021	15

PIMCO Total Return Fund II

Institutional Class - PMBIX	Administrative Class - PRADX
I-2 - PMTPX

Cumulative Returns Through March 31, 2021

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Allocation Breakdown as of March 31, 2021†§

Corporate Bonds & Notes	35.7%

U.S. Government Agencies	26.0%

Short-Term Instruments‡	18.9%

U.S. Treasury Obligations	9.7%

Non-Agency Mortgage-Backed Securities	6.1%

Asset-Backed Securities	2.3%

Municipal Bonds & Notes	1.3%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended March 31, 2021

	1 Year	5 Years	10 Years	Fund Inception (12/30/91)
PIMCO Total Return Fund II Institutional Class	2.01%	3.81%	3.49%	5.94%
PIMCO Total Return Fund II I-2	1.90%	3.70%	3.39%	5.84%
PIMCO Total Return Fund II Administrative Class	1.75%	3.55%	3.23%	5.68%
Bloomberg Barclays U.S. Aggregate Index	0.71%	3.10%	3.44%	5.36%
Lipper Core Plus Bond Funds Average	6.63%	3.97%	3.86%	5.91%♦

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

♦ Average annual total return since 12/31/1991.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. For performance current to the most recent month-end, visit www.pimco.com or via (888) 87 PIMCO.

For periods prior to the inception date of a share class launched subsequent to the Fund’s inception date, the performance information shown is adjusted for the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by each respective share class.

The Fund’s total annual operating expense ratio in effect as of period end were 0.76% for Institutional Class shares, 0.86% for I-2 shares, and 1.01% for Administrative Class shares. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

Investment Objective and Strategy Overview

PIMCO Total Return Fund II seeks maximum total return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 65% of its total assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. public- or private-sector entities. The Fund may invest only in investment grade U.S. dollar-denominated securities of U.S. issuers that are rated at least Baa by Moody’s Investors Service, Inc., or equivalently rated by Standard & Poor’s Ratings Services or Fitch, Inc., or, if unrated, determined by PIMCO to be of comparable quality. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following affected performance (on a gross basis) during the reporting period:

»	Positions in Agency mortgage-backed securities (“MBS”) contributed to relative performance, as excess returns for these securities were positive.

»	Positions in non-Agency MBS contributed to relative performance, as spreads tightened.

»	Select fallen angel holdings contributed to relative performance, as their spreads tightened.

»	U.S. interest strategies contributed to relative performance, primarily a steepening positioning (overweight the intermediate curve and underweight the long end) as the curve steepened.

»	Positions in U.S. Treasury Inflation-Protected Securities, particularly in April 2020, contributed to relative performance, as breakeven inflation rates increased.

»	Void of Emerging Markets external debt represented in the index detracted from relative performance, as spreads tightened.

16	PIMCO BOND FUNDS

PIMCO Total Return Fund IV

Institutional Class - PTUIX
Class A - PTUZX

Cumulative Returns Through March 31, 2021

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Allocation Breakdown as of March 31, 2021†§

Corporate Bonds & Notes	34.9%

U.S. Government Agencies	23.2%

Non-Agency Mortgage-Backed Securities	16.0%

U.S. Treasury Obligations	10.8%

Short-Term Instruments‡	10.6%

Asset-Backed Securities	1.6%

Sovereign Issues	1.2%

Other	1.7%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended March 31, 2021

	1 Year	5 Years	Fund Inception (05/26/11)
PIMCO Total Return Fund IV Institutional Class	3.13%	3.63%	3.81%
PIMCO Total Return Fund IV Class A	2.77%	3.28%	3.46%
PIMCO Total Return Fund IV Class A (adjusted)	(1.06)%	2.50%	3.06%
Bloomberg Barclays U.S. Aggregate Index	0.71%	3.10%	3.23%
Lipper Core Plus Bond Funds Average	6.63%	3.97%	3.66%♦

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

♦ Average annual total return since 05/31/2011.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares. For performance current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

The Fund’s total annual operating expense ratio in effect as of period end were 0.80% for Institutional Class shares, and 1.15% for Class A shares. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

Investment Objective and Strategy Overview

PIMCO Total Return Fund IV seeks maximum total return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 80% of its net assets in a diversified portfolio of Fixed Income Instruments of varying maturities. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following affected performance (on a gross basis) during the reporting period:

»	Exposure to securitized credit in the U.S. and Europe contributed to performance, as excess returns for these securities were positive.

»	Select fallen angel holdings contributed to relative performance, as their spreads tightened.

»	U.S. interest strategies contributed to relative performance, primarily a steepening positioning (overweight the intermediate curve and underweight the long end) as the curve steepened.

»	Positions in emerging markets external debt, particularly corporate, contributed to relative performance, as their spreads tightened.

»	Short exposure to duration in the U.K. contributed to relative performance, as interest rates increased.

»	Positions in U.S. Treasury Inflation-Protected Securities, particularly in April 2020, contributed to relative performance, as breakeven inflation rates rose.

»	Underweight exposure to investment-grade corporate credit spread duration detracted from relative performance, as spread tightened.

»	Long exposure to duration in Italy in April 2020 detracted from relative performance, as interest rates increased.

»	An underweight to taxable municipal bonds detracted from relative performance, as spreads tightened.

»	There were no other material detractors for this Fund.

ANNUAL REPORT	|	MARCH 31, 2021	17

PIMCO Total Return ESG Fund

Institutional Class - PTSAX	Class A - PTGAX
I-2 - PRAPX	Class C - PTGCX
Administrative Class - PRFAX

Cumulative Returns Through March 31, 2021

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Allocation Breakdown as of March 31, 2021†§

Corporate Bonds & Notes	54.1%

U.S. Government Agencies	26.1%

U.S. Treasury Obligations	6.9%

Sovereign Issues	5.5%

Non-Agency Mortgage-Backed Securities	3.8%

Asset-Backed Securities	1.8%

Municipal Bonds & Notes	1.6%

Preferred Securities	0.2%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

Average Annual Total Return for the period ended March 31, 2021

	1 Year	5 Years	10 Years	Fund Inception (05/01/91)
PIMCO Total Return ESG Fund Institutional Class	3.86%	3.78%	3.50%	6.45%
PIMCO Total Return ESG Fund I-2	3.75%	3.68%	3.39%	6.35%
PIMCO Total Return ESG Fund Administrative Class	3.60%	3.53%	3.24%	6.18%
PIMCO Total Return ESG Fund Class A	3.45%	3.37%	3.09%	6.03%
PIMCO Total Return ESG Fund Class A (adjusted)	1.08%	2.90%	2.86%	5.95%
PIMCO Total Return ESG Fund Class C	2.69%	2.61%	2.32%	5.24%
PIMCO Total Return ESG Fund Class C (adjusted)	1.70%	2.61%	2.32%	5.24%
Bloomberg Barclays U.S. Aggregate Index	0.71%	3.10%	3.44%	5.62%
Lipper Core Plus Bond Funds Average	6.63%	3.97%	3.86%	6.19%♦

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

♦ Average annual total return since 04/30/1991

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 2.25% on Class A shares and 1.00% CDSC on Class C shares. For performance current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

For periods prior to the inception date of a share class launched subsequent to the Fund’s inception date, the performance information shown is adjusted for the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by each respective share class.

The Fund’s total annual operating expense ratio in effect as of period end were 0.96% for Institutional Class shares, 1.06% for I-2 shares, 1.21% for Administrative shares, 1.36% for Class A shares, and 2.11% for Class C shares. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

Investment Objective and Strategy Overview

PIMCO Total Return ESG Fund seeks maximum total return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 65% of its total assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities.

The Fund will not invest in the securities of any non-governmental issuer determined by PIMCO to be engaged principally in the manufacture of alcoholic beverages, tobacco products or military equipment, the operation of gambling casinos, the production or trade of pornographic materials, or in the oil industry, including extraction, production, and refining or the production, distribution of coal and coal fired generation. The Fund can invest in the securities of any issuer determined by PIMCO to be engaged principally in biofuel production, natural gas generation and sales and trading activities. However, green/sustainable bonds from issuers involved in fossil fuel-related sectors may be permitted. Labeled green bonds are those issues with proceeds specifically earmarked to be used for climate and environmental projects. Labeled green bonds are often verified by a third party, which certifies that the bond will fund projects that include environmental benefits. In addition, the Fund will not invest in the securities of any non-governmental issuer determined by PIMCO to be engaged principally in the provision of healthcare services or the manufacture of pharmaceuticals, unless the issuer derives 100% of its gross revenues from products or services designed to protect and improve the quality of human life, as determined on the basis of information available to PIMCO. To the extent possible on the basis of information available to PIMCO, an issuer will be deemed to be principally engaged in an activity if it derives more than 10% of its gross revenues from such activities. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following affected performance (on a gross basis) during the reporting period:

»	Positions in emerging market external debt, particularly corporate, contributed to relative performance, as spreads tightened.

»	Positions in select investment grade corporate credit contributed to relative performance, as spreads tightened.

»	Positions in non-Agency mortgage-backed securities (“MBS”) contributed to relative performance, as spreads tightened.

»	U.S. interest strategies contributed to relative performance, including a steepening positioning (overweight the intermediate curve and underweight the long end) as the curve steepened.

»	Short exposure to duration in the U.K. contributed to relative performance, as interest rates increased.

»	Positions in Agency MBS contributed to relative performance, as excess returns for these securities were positive.

»	Long exposure to duration in Italy in April 2020 detracted from relative performance, as interest rates increased.

18	PIMCO BOND FUNDS

Expense Examples

Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and exchange fees and (2) ongoing costs, including investment advisory fees, supervisory and administrative fees, distribution and/or service (12b-1) fees (if applicable), and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for all Funds and share classes is from October 1, 2020 to March 31, 2021 unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the appropriate row for your share class, in the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any Acquired Fund Fees and Expenses or transactional costs, such as sales charges (loads) on purchase payments and exchange fees, if any. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the investment advisory fees and supervisory and administrative fees, such as fees and expenses of the independent trustees and their counsel, extraordinary expenses and interest expense.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (10/01/20)	Ending Account Value (03/31/21)	Expenses Paid During Period*	Beginning Account Value (10/01/20)	Ending Account Value (03/31/21)	Expenses Paid During Period*	Net Annualized Expense Ratio**

PIMCO Dynamic Bond Fund
Institutional Class	$1,000.00	$1,032.30	$4.15	$1,000.00	$1,020.84	$4.13	0.82%
I-2	1,000.00	1,031.80	4.66	1,000.00	1,020.34	4.63	0.92
I-3	1,000.00	1,031.50	4.91	1,000.00	1,020.09	4.89	0.97
Class A	1,000.00	1,030.20	6.18	1,000.00	1,018.85	6.14	1.22
Class C	1,000.00	1,026.40	9.95	1,000.00	1,015.11	9.90	1.97
Class R	1,000.00	1,028.90	7.44	1,000.00	1,017.60	7.39	1.47

PIMCO Extended Duration Fund
Institutional Class	$1,000.00	$792.90	$2.82	$1,000.00	$1,021.79	$3.18	0.63%
I-2	1,000.00	792.50	3.26	1,000.00	1,021.29	3.68	0.73

PIMCO GNMA and Government Securities Fund
Institutional Class	$1,000.00	$1,005.90	$2.55	$1,000.00	$1,022.39	$2.57	0.51%
I-2	1,000.00	1,005.40	3.05	1,000.00	1,021.89	3.07	0.61
I-3	1,000.00	1,005.10	3.30	1,000.00	1,021.64	3.33	0.66
Class A	1,000.00	1,003.90	4.55	1,000.00	1,020.39	4.58	0.91
Class C	1,000.00	1,000.10	8.28	1,000.00	1,016.65	8.35	1.66

ANNUAL REPORT	|	MARCH 31, 2021	19

Expense Examples	(Cont.)

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (10/01/20)	Ending Account Value (03/31/21)	Expenses Paid During Period*	Beginning Account Value (10/01/20)	Ending Account Value (03/31/21)	Expenses Paid During Period*	Net Annualized Expense Ratio**

PIMCO Long Duration Total Return Fund
Institutional Class	$1,000.00	$921.10	$2.83	$1,000.00	$1,021.99	$2.97	0.59%
I-2	1,000.00	920.60	3.30	1,000.00	1,021.49	3.48	0.69
Class A	1,000.00	919.30	4.74	1,000.00	1,020.00	4.99	0.99
Class C	1,000.00	915.80	8.31	1,000.00	1,016.26	8.75	1.74

PIMCO Long-Term U.S. Government Fund
Institutional Class	$1,000.00	$846.20	$2.61	$1,000.00	$1,022.10	$2.86	0.568%
I-2	1,000.00	845.80	3.07	1,000.00	1,021.60	3.37	0.668
Administrative Class	1,000.00	845.20	3.76	1,000.00	1,020.85	4.12	0.818
Class A	1,000.00	844.80	4.22	1,000.00	1,020.35	4.62	0.918
Class C	1,000.00	841.60	7.66	1,000.00	1,016.61	8.39	1.668

PIMCO Moderate Duration Fund
Institutional Class	$1,000.00	$992.30	$2.28	$1,000.00	$1,022.64	$2.32	0.46%
I-2	1,000.00	991.80	2.78	1,000.00	1,022.14	2.82	0.56

PIMCO Mortgage-Backed Securities Fund
Institutional Class	$1,000.00	$1,007.60	$2.55	$1,000.00	$1,022.39	$2.57	0.51%
I-2	1,000.00	1,007.10	3.05	1,000.00	1,021.89	3.07	0.61
I-3	1,000.00	1,006.90	3.30	1,000.00	1,021.64	3.33	0.66
Class A	1,000.00	1,005.60	4.55	1,000.00	1,020.39	4.58	0.91
Class C	1,000.00	1,001.80	8.28	1,000.00	1,016.65	8.35	1.66

PIMCO Mortgage Opportunities and Bond Fund
Institutional Class	$1,000.00	$1,023.60	$3.23	$1,000.00	$1,021.74	$3.23	0.64%
I-2	1,000.00	1,023.10	3.73	1,000.00	1,021.24	3.73	0.74
I-3	1,000.00	1,022.80	3.98	1,000.00	1,020.99	3.98	0.79
Class A	1,000.00	1,021.50	5.24	1,000.00	1,019.75	5.24	1.04
Class C	1,000.00	1,017.70	9.00	1,000.00	1,016.01	9.00	1.79

PIMCO Strategic Bond Fund
Institutional Class	$1,000.00	$1,025.00	$2.57	$1,000.00	$1,022.39	$2.57	0.51%
I-2	1,000.00	1,024.50	3.08	1,000.00	1,021.89	3.07	0.61
Class A	1,000.00	1,023.00	4.59	1,000.00	1,020.39	4.58	0.91
Class C	1,000.00	1,019.20	8.36	1,000.00	1,016.65	8.35	1.66

PIMCO Total Return Fund II
Institutional Class	$1,000.00	$971.90	$2.46	$1,000.00	$1,022.44	$2.52	0.50%
I-2	1,000.00	971.50	2.95	1,000.00	1,021.94	3.02	0.60
Administrative Class	1,000.00	970.70	3.68	1,000.00	1,021.19	3.78	0.75

PIMCO Total Return Fund IV
Institutional Class	$1,000.00	$980.40	$2.47	$1,000.00	$1,022.44	$2.52	0.50%
Class A	1,000.00	978.60	4.19	1,000.00	1,020.69	4.28	0.85

PIMCO Total Return ESG Fund
Institutional Class	$1,000.00	$981.20	$2.57	$1,000.00	$1,022.34	$2.62	0.52%
I-2	1,000.00	980.70	3.06	1,000.00	1,021.84	3.13	0.62
Administrative Class	1,000.00	980.00	3.80	1,000.00	1,021.09	3.88	0.77
Class A	1,000.00	979.30	4.54	1,000.00	1,020.34	4.63	0.92
Class C	1,000.00	975.60	8.23	1,000.00	1,016.60	8.40	1.67

* Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

** Net Annualized Expense Ratio is reflective of any applicable contractual fee waivers and/or expense reimbursements or voluntary fee waivers. Details regarding fee waivers, if any, can be found in Note 9, Fees and Expenses, in the Notes to Financial Statements.

20	PIMCO BOND FUNDS

Benchmark Descriptions

Index*	Benchmark Description

3 Month USD LIBOR	The 3 Month USD LIBOR (London Interbank Offered Rate) is an average interest rate, determined by the ICE Benchmark Administration, that banks charge one another for the use of short-term money (3 months) in England’s Eurodollar market.

Bloomberg Barclays GNMA Index	Bloomberg Barclays GNMA Index is an unmanaged index covering mortgage-backed pass-through securities of the Government National Mortgage Association (GNMA).

Bloomberg Barclays Intermediate Government/Credit Index	Bloomberg Barclays Intermediate Government/Credit Index is an unmanaged index of U.S. Government or Investment Grade Credit Securities having a maturity of at least 1 year and less than 10 years.

Bloomberg Barclays Long-Term Government/Credit Index	Bloomberg Barclays Long-Term Government/Credit Index is an unmanaged index of U.S. Government or Investment Grade Credit Securities having a maturity of 10 years or more.

Bloomberg Barclays Long-Term Treasury Index	Bloomberg Barclays Long-Term Treasury Index consists of U.S. Treasury issues with maturities of 10 or more years.

Bloomberg Barclays U.S. Aggregate Index	Bloomberg Barclays U.S. Aggregate Index represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis.

Bloomberg Barclays U.S. MBS Fixed-Rate Index	Bloomberg Barclays U.S. MBS Fixed-Rate Index covers the mortgage-backed pass-through securities and hybrid ARM pools of Ginnie Mae (GNMA), Fannie Mae (FNMA), and Freddie Mac (FHLMC). The MBS Index is formed by grouping individual fixed rate MBS pools into generic aggregates.

FTSE STRIPS Index, 20+ Year Sub-Index	FTSE STRIPS Index, 20+ Year Sub-Index represents a composition of outstanding Treasury Bond and Notes with a maturity of at least twenty years. The index is rebalanced each month in accordance with underlying Treasury figures and profiles provided as of the previous month- end. The included STRIPS are derived only from bonds in the FTSE U.S. Treasury Bond Index, which include coupon strips with less than one year remaining to maturity.

* It is not possible to invest directly in an unmanaged index.

ANNUAL REPORT	|	MARCH 31, 2021	21

Financial Highlights

		Investment Operations			Less Distributions(c)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period(a)	Net Investment Income (Loss)(b)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total

PIMCO Dynamic Bond Fund
Institutional Class

03/31/2021	$9.99	$0.41	$0.79	$1.20	$(0.35)	$0.00	$0.00	$(0.35)

03/31/2020	10.81	0.41	(0.69)	(0.28)	(0.54)	0.00	0.00	(0.54)

03/31/2019	10.81	0.46	(0.08)	0.38	(0.38)	0.00	0.00	(0.38)

03/31/2018	10.91	0.48	(0.04)	0.44	(0.54)	0.00	0.00	(0.54)

03/31/2017	10.19	0.58	0.38	0.96	(0.24)	0.00	0.00	(0.24)
I-2

03/31/2021	9.99	0.40	0.79	1.19	(0.34)	0.00	0.00	(0.34)

03/31/2020	10.81	0.40	(0.69)	(0.29)	(0.53)	0.00	0.00	(0.53)

03/31/2019	10.81	0.45	(0.08)	0.37	(0.37)	0.00	0.00	(0.37)

03/31/2018	10.91	0.47	(0.04)	0.43	(0.53)	0.00	0.00	(0.53)

03/31/2017	10.19	0.62	0.32	0.94	(0.22)	0.00	0.00	(0.22)
I-3

03/31/2021	9.99	0.40	0.79	1.19	(0.34)	0.00	0.00	(0.34)

03/31/2020	10.81	0.39	(0.69)	(0.30)	(0.52)	0.00	0.00	(0.52)

04/27/2018 - 03/31/2019	10.77	0.39	(0.01)	0.38	(0.34)	0.00	0.00	(0.34)
Class A

03/31/2021	9.99	0.37	0.79	1.16	(0.31)	0.00	0.00	(0.31)

03/31/2020	10.81	0.36	(0.68)	(0.32)	(0.50)	0.00	0.00	(0.50)

03/31/2019	10.81	0.42	(0.08)	0.34	(0.34)	0.00	0.00	(0.34)

03/31/2018	10.91	0.44	(0.05)	0.39	(0.49)	0.00	0.00	(0.49)

03/31/2017	10.19	0.54	0.37	0.91	(0.19)	0.00	0.00	(0.19)
Class C

03/31/2021	9.99	0.28	0.80	1.08	(0.23)	0.00	0.00	(0.23)

03/31/2020	10.81	0.29	(0.69)	(0.40)	(0.42)	0.00	0.00	(0.42)

03/31/2019	10.81	0.34	(0.08)	0.26	(0.26)	0.00	0.00	(0.26)

03/31/2018	10.91	0.35	(0.04)	0.31	(0.41)	0.00	0.00	(0.41)

03/31/2017	10.20	0.46	0.36	0.82	(0.11)	0.00	0.00	(0.11)
Class R

03/31/2021	9.99	0.34	0.79	1.13	(0.28)	0.00	0.00	(0.28)

03/31/2020	10.81	0.34	(0.69)	(0.35)	(0.47)	0.00	0.00	(0.47)

03/31/2019	10.81	0.40	(0.09)	0.31	(0.31)	0.00	0.00	(0.31)

03/31/2018	10.91	0.41	(0.04)	0.37	(0.47)	0.00	0.00	(0.47)

03/31/2017	10.19	0.51	0.38	0.89	(0.17)	0.00	0.00	(0.17)

PIMCO Extended Duration Fund
Institutional Class

03/31/2021	$11.09	$0.28	$(2.30)	$(2.02)	$(0.31)	$(1.64)	$0.00	$(1.95)

03/31/2020	7.83	0.21	3.26	3.47	(0.20)	0.00	(0.01)	(0.21)

03/31/2019	7.58	0.20	0.33	0.53	(0.19)	(0.08)	(0.01)	(0.28)

03/31/2018	7.44	0.22	0.24	0.46	(0.21)	(0.11)	0.00	(0.32)

03/31/2017	8.66	0.23	(0.86)	(0.63)	(0.22)	(0.37)	0.00	(0.59)
I-2

03/31/2021	11.09	0.29	(2.32)	(2.03)	(0.30)	(1.64)	0.00	(1.94)

03/31/2020	7.83	0.20	3.26	3.46	(0.19)	0.00	(0.01)	(0.20)

03/31/2019	7.58	0.19	0.33	0.52	(0.18)	(0.08)	(0.01)	(0.27)

03/31/2018	7.44	0.21	0.25	0.46	(0.21)	(0.11)	0.00	(0.32)

03/31/2017	8.66	0.22	(0.86)	(0.64)	(0.21)	(0.37)	0.00	(0.58)

PIMCO GNMA and Government Securities Fund
Institutional Class

03/31/2021	$11.31	$0.12	$0.17	$0.29	$(0.24)	$0.00	$0.00	$(0.24)

03/31/2020	10.94	0.29	0.45	0.74	(0.37)	0.00	0.00	(0.37)

03/31/2019	10.80	0.28	0.21	0.49	(0.35)	0.00	0.00	(0.35)

03/31/2018	11.11	0.24	(0.23)	0.01	(0.32)	0.00	0.00	(0.32)

03/31/2017	11.36	0.21	(0.12)	0.09	(0.34)	0.00	0.00	(0.34)

22	PIMCO BOND FUNDS	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Asset Value End of Year or Period(a)	Total Return(a)	Net Assets End of Year or Period (000s)	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expense		Expenses Excluding Interest Expense and Waivers		Net Investment Income (Loss)	Portfolio Turnover Rate

$10.84	12.14%	$3,247,810	0.83%		0.83%		0.81%		0.81%		3.87%	431%

9.99	(2.81)	2,767,966	0.85		0.85		0.81		0.81		3.79	433

10.81	3.59	3,019,494	1.00		1.01		0.80		0.81		4.33	307

10.81	4.05	2,516,446	0.94	(d)(e)	0.94	(d)(e)	0.86	(d)(e)	0.86	(d)(e)	4.38	138

10.91	9.48	2,715,487	1.09		1.09		0.90		0.90		5.45	275

10.84	12.03	324,410	0.93		0.93		0.91		0.91		3.77	431

9.99	(2.91)	314,077	0.95		0.95		0.91		0.91		3.69	433

10.81	3.49	451,788	1.10		1.11		0.90		0.91		4.20	307

10.81	3.95	311,754	1.04	(e)(f)	1.04	(e)(f)	0.96	(e)(f)	0.96	(e)(f)	4.28	138

10.91	9.37	307,329	1.19		1.19		1.00		1.00		5.92	275

10.84	11.98	6,803	0.98		1.03		0.96		1.01		3.78	431

9.99	(2.96)	3,615	1.00		1.05		0.96		1.01		3.65	433

10.81	3.57	3,807	1.15	*	1.21	*	0.95	*	1.01	*	3.97 *	307

10.84	11.70	260,754	1.23		1.23		1.21		1.21		3.48	431

9.99	(3.20)	211,965	1.25		1.25		1.21		1.21		3.40	433

10.81	3.18	252,532	1.40		1.41		1.20		1.21		3.95	307

10.81	3.64	282,645	1.34	(e)(g)	1.34	(e)(g)	1.26	(e)(g)	1.26	(e)(g)	3.99	138

10.91	9.04	227,510	1.49		1.49		1.30		1.30		5.11	275

10.84	10.86	29,487	1.98		1.98		1.96		1.96		2.67	431

9.99	(3.93)	76,545	2.00		2.00		1.96		1.96		2.69	433

10.81	2.41	148,113	2.15		2.16		1.95		1.96		3.21	307

10.81	2.86	192,440	2.09	(e)(g)	2.09	(e)(g)	2.01	(e)(g)	2.01	(e)(g)	3.21	138

10.91	8.12	256,511	2.24		2.24		2.05		2.05		4.36	275

10.84	11.42	5,928	1.48		1.48		1.46		1.46		3.21	431

9.99	(3.44)	4,979	1.50		1.50		1.46		1.46		3.15	433

10.81	2.92	6,710	1.65		1.66		1.45		1.46		3.69	307

10.81	3.38	6,720	1.59	(e)(g)	1.59	(e)(g)	1.51	(e)(g)	1.51	(e)(g)	3.72	138

10.91	8.77	7,531	1.74		1.74		1.55		1.55		4.84	275

$7.12	(21.28)%	$1,052,474	0.63%		0.63%		0.50%		0.50%		2.81%	220%

11.09	44.99	1,387,952	1.71		1.71		0.50		0.50		2.39	179

7.83	7.35	1,179,560	1.17		1.17		0.50		0.50		2.73	150

7.58	6.10	1,246,628	0.94		0.94		0.50		0.50		2.85	138

7.44	(7.15)	1,125,339	0.68		0.68		0.50		0.50		2.81	93

7.12	(21.35)	26,264	0.73		0.73		0.60		0.60		2.83	220

11.09	44.85	45,892	1.81		1.81		0.60		0.60		2.29	179

7.83	7.25	73,261	1.27		1.27		0.60		0.60		2.59	150

7.58	6.00	43,436	1.04		1.04		0.60		0.60		2.74	138

7.44	(7.25)	41,075	0.78		0.78		0.60		0.60		2.52	93

$11.36	2.57%	$891,491	0.51%		0.51%		0.50%		0.50%		1.08%	1,091%

11.31	6.89	665,068	0.83		0.83		0.50		0.50		2.58	903

10.94	4.60	314,613	0.71		0.71		0.50		0.50		2.62	862

10.80	0.08	296,502	0.53		0.53		0.50		0.50		2.14	1,049

11.11	0.75	296,252	0.51		0.51		0.50		0.50		1.82	1,536

ANNUAL REPORT	|	MARCH 31, 2021	23

Financial Highlights	(Cont.)

		Investment Operations			Less Distributions(c)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period(a)	Net Investment Income (Loss)(b)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total

PIMCO GNMA and Government Securities Fund (Cont.)
I-2

03/31/2021	$11.31	$0.11	$0.17	$0.28	$(0.23)	$0.00	$0.00	$(0.23)

03/31/2020	10.94	0.27	0.46	0.73	(0.36)	0.00	0.00	(0.36)

03/31/2019	10.80	0.27	0.21	0.48	(0.34)	0.00	0.00	(0.34)

03/31/2018	11.11	0.22	(0.22)	0.00	(0.31)	0.00	0.00	(0.31)

03/31/2017	11.36	0.19	(0.12)	0.07	(0.32)	0.00	0.00	(0.32)
I-3

03/31/2021	11.31	0.11	0.16	0.27	(0.22)	0.00	0.00	(0.22)

03/31/2020	10.94	0.28	0.45	0.73	(0.36)	0.00	0.00	(0.36)

01/31/2019 - 03/31/2019	10.85	0.05	0.10	0.15	(0.06)	0.00	0.00	(0.06)
Class A

03/31/2021	11.31	0.08	0.16	0.24	(0.19)	0.00	0.00	(0.19)

03/31/2020	10.94	0.24	0.46	0.70	(0.33)	0.00	0.00	(0.33)

03/31/2019	10.80	0.24	0.20	0.44	(0.30)	0.00	0.00	(0.30)

03/31/2018	11.11	0.19	(0.22)	(0.03)	(0.28)	0.00	0.00	(0.28)

03/31/2017	11.36	0.16	(0.12)	0.04	(0.29)	0.00	0.00	(0.29)
Class C

03/31/2021	11.31	(0.00)	0.16	0.16	(0.11)	0.00	0.00	(0.11)

03/31/2020	10.94	0.16	0.45	0.61	(0.24)	0.00	0.00	(0.24)

03/31/2019	10.80	0.15	0.21	0.36	(0.22)	0.00	0.00	(0.22)

03/31/2018	11.11	0.11	(0.22)	(0.11)	(0.20)	0.00	0.00	(0.20)

03/31/2017	11.36	0.08	(0.12)	(0.04)	(0.21)	0.00	0.00	(0.21)

PIMCO Long Duration Total Return Fund
Institutional Class

03/31/2021	$11.16	$0.44	$(0.22)	$0.22	$(0.42)	$(1.05)	$0.00	$(1.47)

03/31/2020	10.62	0.40	1.36	1.76	(0.39)	(0.83)	0.00	(1.22)

03/31/2019	10.56	0.40	0.17	0.57	(0.39)	(0.12)	0.00	(0.51)

03/31/2018	10.63	0.45	0.19	0.64	(0.44)	(0.27)	0.00	(0.71)

03/31/2017	11.29	0.49	(0.12)	0.37	(0.48)	(0.55)	0.00	(1.03)
I-2

03/31/2021	11.16	0.43	(0.22)	0.21	(0.41)	(1.05)	0.00	(1.46)

03/31/2020	10.62	0.38	1.37	1.75	(0.38)	(0.83)	0.00	(1.21)

03/31/2019	10.56	0.39	0.17	0.56	(0.38)	(0.12)	0.00	(0.50)

03/31/2018	10.63	0.44	0.19	0.63	(0.43)	(0.27)	0.00	(0.70)

03/31/2017	11.29	0.48	(0.12)	0.36	(0.47)	(0.55)	0.00	(1.02)
Class A

03/31/2021	11.16	0.39	(0.21)	0.18	(0.38)	(1.05)	0.00	(1.43)

03/31/2020	10.62	0.35	1.36	1.71	(0.34)	(0.83)	0.00	(1.17)

03/31/2019	10.56	0.36	0.17	0.53	(0.35)	(0.12)	0.00	(0.47)

09/08/2017 - 03/31/2018	11.31	0.25	(0.50)	(0.25)	(0.23)	(0.27)	0.00	(0.50)
Class C

03/31/2021	11.16	0.31	(0.22)	0.09	(0.29)	(1.05)	0.00	(1.34)

03/31/2020	10.62	0.26	1.37	1.63	(0.26)	(0.83)	0.00	(1.09)

03/31/2019	10.56	0.27	0.18	0.45	(0.27)	(0.12)	0.00	(0.39)

01/05/2018 - 03/31/2018	10.94	0.07	(0.38)	(0.31)	(0.07)	0.00	0.00	(0.07)

PIMCO Long-Term U.S. Government Fund
Institutional Class

03/31/2021	$7.87	$0.14	$(1.11)	$(0.97)	$(0.21)	$(1.46)	$0.00	$(1.67)

03/31/2020	6.16	0.18	1.71	1.89	(0.18)	0.00	0.00	(0.18)

03/31/2019	6.01	0.16	0.18	0.34	(0.16)	(0.03)	0.00	(0.19)

03/31/2018	5.98	0.16	0.05	0.21	(0.16)	(0.02)	0.00	(0.18)

03/31/2017	6.44	0.17	(0.44)	(0.27)	(0.17)	(0.02)	0.00	(0.19)
I-2

03/31/2021	7.87	0.14	(1.11)	(0.97)	(0.21)	(1.46)	0.00	(1.67)

03/31/2020	6.16	0.17	1.71	1.88	(0.17)	0.00	0.00	(0.17)

03/31/2019	6.01	0.15	0.19	0.34	(0.16)	(0.03)	0.00	(0.19)

03/31/2018	5.98	0.15	0.05	0.20	(0.15)	(0.02)	0.00	(0.17)

03/31/2017	6.44	0.17	(0.45)	(0.28)	(0.16)	(0.02)	0.00	(0.18)

24	PIMCO BOND FUNDS	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Asset Value End of Year or Period(a)	Total Return(a)	Net Assets End of Year or Period (000s)	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expense		Expenses Excluding Interest Expense and Waivers		Net Investment Income (Loss)	Portfolio Turnover Rate

$11.36	2.47%	$876,543	0.61%		0.61%		0.60%		0.60%		0.95%	1,091%

11.31	6.79	586,843	0.93		0.93		0.60		0.60		2.46	903

10.94	4.50	108,751	0.81		0.81		0.60		0.60		2.53	862

10.80	(0.01)	86,645	0.63		0.63		0.60		0.60		2.03	1,049

11.11	0.65	63,938	0.61		0.61		0.60		0.60		1.70	1,536

11.36	2.42	2,703	0.66		0.71		0.65		0.70		0.93	1,091

11.31	6.74	6,040	0.98		1.03		0.65		0.70		2.49	903

10.94	1.37	10	0.86	*	0.91	*	0.65	*	0.70	*	2.99 *	862

11.36	2.17	343,893	0.91		0.91		0.90		0.90		0.68	1,091

11.31	6.47	258,662	1.23		1.23		0.90		0.90		2.19	903

10.94	4.19	205,514	1.11		1.11		0.90		0.90		2.22	862

10.80	(0.31)	218,142	0.93		0.93		0.90		0.90		1.75	1,049

11.11	0.35	173,854	0.91		0.91		0.90		0.90		1.43	1,536

11.36	1.40	36,785	1.66		1.66		1.65		1.65		(0.04)	1,091

11.31	5.68	53,843	1.98		1.98		1.65		1.65		1.45	903

10.94	3.41	40,513	1.86		1.86		1.65		1.65		1.45	862

10.80	(1.06)	51,216	1.68		1.68		1.65		1.65		0.98	1,049

11.11	(0.40)	74,234	1.66		1.66		1.65		1.65		0.68	1,536

$9.91	0.94%	$3,020,570	0.59%		0.59%		0.50%		0.50%		3.81%	179%

11.16	17.07	3,166,512	1.07		1.07		0.50		0.50		3.53	269

10.62	5.72	3,599,618	0.97		0.97		0.50		0.50		3.96	189

10.56	5.95	2,945,114	1.00		1.00		0.50		0.50		4.09	156

10.63	3.52	2,790,764	0.69		0.69		0.50		0.50		4.34	116

9.91	0.84	114,487	0.69		0.69		0.60		0.60		3.73	179

11.16	16.95	70,053	1.17		1.17		0.60		0.60		3.41	269

10.62	5.62	48,245	1.07		1.07		0.60		0.60		3.84	189

10.56	5.84	29,416	1.10		1.10		0.60		0.60		4.03	156

10.63	3.42	9,939	0.79		0.79		0.60		0.60		4.24	116

9.91	0.55	37,262	0.99		0.99		0.90		0.90		3.40	179

11.16	16.61	42,787	1.47		1.47		0.90		0.90		3.11	269

10.62	5.31	16,084	1.37		1.37		0.90		0.90		3.57	189

10.56	(2.27)	19,215	1.40	*	1.40	*	0.90	*	0.90	*	4.26 *	156

9.91	(0.21)	3,381	1.74		1.74		1.65		1.65		2.69	179

11.16	15.76	1,550	2.22		2.22		1.65		1.65		2.35	269

10.62	4.53	354	2.12		2.12		1.65		1.65		2.69	189

10.56	(2.85)	36	2.15	*	2.15	*	1.65	*	1.65	*	3.08 *	156

$5.23	(14.90)%	$581,538	0.565%		0.565%		0.475%		0.475%		1.90%	249%

7.87	31.11	422,051	1.855		1.855		0.475		0.475		2.64	220

6.16	5.95	565,854	0.965		0.965		0.475		0.475		2.67	141

6.01	3.47	1,240,260	0.775		0.775		0.475		0.475		2.62	148

5.98	(4.21)	1,450,163	0.655		0.655		0.475		0.475		2.77	61

5.23	(14.99)	80,506	0.665		0.665		0.575		0.575		1.90	249

7.87	30.98	100,913	1.955		1.955		0.575		0.575		2.53	220

6.16	5.84	55,408	1.065		1.065		0.575		0.575		2.55	141

6.01	3.37	48,727	0.875		0.875		0.575		0.575		2.53	148

5.98	(4.31)	39,443	0.755		0.755		0.575		0.575		2.64	61

ANNUAL REPORT	|	MARCH 31, 2021	25

Financial Highlights	(Cont.)

		Investment Operations			Less Distributions(c)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period(a)	Net Investment Income (Loss)(b)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total

PIMCO Long-Term U.S. Government Fund (Cont.)
Administrative Class

03/31/2021	$7.87	$0.13	$(1.11)	$(0.98)	$(0.20)	$(1.46)	$0.00	$(1.66)

03/31/2020	6.16	0.16	1.71	1.87	(0.16)	0.00	0.00	(0.16)

03/31/2019	6.01	0.14	0.19	0.33	(0.15)	(0.03)	0.00	(0.18)

03/31/2018	5.98	0.15	0.04	0.19	(0.14)	(0.02)	0.00	(0.16)

03/31/2017	6.44	0.16	(0.45)	(0.29)	(0.15)	(0.02)	0.00	(0.17)
Class A

03/31/2021	7.87	0.12	(1.11)	(0.99)	(0.19)	(1.46)	0.00	(1.65)

03/31/2020	6.16	0.15	1.71	1.86	(0.15)	0.00	0.00	(0.15)

03/31/2019	6.01	0.14	0.18	0.32	(0.14)	(0.03)	0.00	(0.17)

03/31/2018	5.98	0.14	0.05	0.19	(0.14)	(0.02)	0.00	(0.16)

03/31/2017	6.44	0.15	(0.44)	(0.29)	(0.15)	(0.02)	0.00	(0.17)
Class C

03/31/2021	7.87	0.06	(1.10)	(1.04)	(0.14)	(1.46)	0.00	(1.60)

03/31/2020	6.16	0.10	1.71	1.81	(0.10)	0.00	0.00	(0.10)

03/31/2019	6.01	0.09	0.19	0.28	(0.10)	(0.03)	0.00	(0.13)

03/31/2018	5.98	0.09	0.05	0.14	(0.09)	(0.02)	0.00	(0.11)

03/31/2017	6.44	0.11	(0.45)	(0.34)	(0.10)	(0.02)	0.00	(0.12)

PIMCO Moderate Duration Fund
Institutional Class

03/31/2021	$10.50	$0.19	$0.25	$0.44	$(0.24)	$(0.28)	$0.00	$(0.52)

03/31/2020	10.16	0.31	0.31	0.62	(0.28)	0.00	0.00	(0.28)

03/31/2019	10.09	0.30	0.04	0.34	(0.27)	0.00	0.00	(0.27)

03/31/2018	10.15	0.22	(0.10)	0.12	(0.18)	0.00	0.00	(0.18)

03/31/2017	10.13	0.26	(0.04)	0.22	(0.20)	0.00	0.00	(0.20)
I-2

03/31/2021	10.50	0.18	0.25	0.43	(0.23)	(0.28)	0.00	(0.51)

03/31/2020	10.16	0.31	0.30	0.61	(0.27)	0.00	0.00	(0.27)

03/31/2019	10.09	0.29	0.04	0.33	(0.26)	0.00	0.00	(0.26)

03/31/2018	10.15	0.21	(0.10)	0.11	(0.17)	0.00	0.00	(0.17)

03/31/2017	10.13	0.25	(0.04)	0.21	(0.19)	0.00	0.00	(0.19)

PIMCO Mortgage-Backed Securities Fund
Institutional Class

03/31/2021	$10.54	$0.22	$0.24	$0.46	$(0.29)	$0.00	$0.00	$(0.29)

03/31/2020	10.45	0.31	0.16	0.47	(0.38)	0.00	0.00	(0.38)

03/31/2019	10.35	0.32	0.16	0.48	(0.38)	0.00	0.00	(0.38)

03/31/2018	10.44	0.28	(0.05)	0.23	(0.32)	0.00	0.00	(0.32)

03/31/2017	10.56	0.25	(0.04)	0.21	(0.33)	0.00	0.00	(0.33)
I-2

03/31/2021	10.54	0.20	0.25	0.45	(0.28)	0.00	0.00	(0.28)

03/31/2020	10.45	0.30	0.16	0.46	(0.37)	0.00	0.00	(0.37)

03/31/2019	10.35	0.31	0.16	0.47	(0.37)	0.00	0.00	(0.37)

03/31/2018	10.44	0.27	(0.05)	0.22	(0.31)	0.00	0.00	(0.31)

03/31/2017	10.56	0.24	(0.04)	0.20	(0.32)	0.00	0.00	(0.32)
I-3

03/31/2021	10.54	0.19	0.25	0.44	(0.27)	0.00	0.00	(0.27)

03/31/2020	10.45	0.29	0.17	0.46	(0.37)	0.00	0.00	(0.37)

04/27/2018 - 03/31/2019	10.28	0.30	0.21	0.51	(0.34)	0.00	0.00	(0.34)
Class A

03/31/2021	10.54	0.17	0.24	0.41	(0.24)	0.00	0.00	(0.24)

03/31/2020	10.45	0.27	0.16	0.43	(0.34)	0.00	0.00	(0.34)

03/31/2019	10.35	0.27	0.17	0.44	(0.34)	0.00	0.00	(0.34)

03/31/2018	10.44	0.24	(0.05)	0.19	(0.28)	0.00	0.00	(0.28)

03/31/2017	10.56	0.21	(0.04)	0.17	(0.29)	0.00	0.00	(0.29)

26	PIMCO BOND FUNDS	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Asset Value End of Year or Period(a)	Total Return(a)	Net Assets End of Year or Period (000s)	Expenses	Expenses Excluding Waivers	Expenses Excluding Interest Expense	Expenses Excluding Interest Expense and Waivers	Net Investment Income (Loss)	Portfolio Turnover Rate

$5.23	(15.12)%	$6,686	0.815%	0.815%	0.725%	0.725%	1.74%	249%

7.87	30.79	11,518	2.105	2.105	0.725	0.725	2.39	220

6.16	5.69	11,292	1.215	1.215	0.725	0.725	2.42	141

6.01	3.22	17,398	1.025	1.025	0.725	0.725	2.37	148

5.98	(4.46)	20,222	0.905	0.905	0.725	0.725	2.50	61

5.23	(15.20)	87,751	0.915	0.915	0.825	0.825	1.65	249

7.87	30.66	119,986	2.205	2.205	0.825	0.825	2.29	220

6.16	5.59	104,513	1.315	1.315	0.825	0.825	2.32	141

6.01	3.11	100,379	1.125	1.125	0.825	0.825	2.28	148

5.98	(4.55)	100,476	1.005	1.005	0.825	0.825	2.40	61

5.23	(15.84)	13,794	1.665	1.665	1.575	1.575	0.89	249

7.87	29.70	23,024	2.955	2.955	1.575	1.575	1.54	220

6.16	4.80	13,027	2.065	2.065	1.575	1.575	1.57	141

6.01	2.34	14,961	1.875	1.875	1.575	1.575	1.52	148

5.98	(5.27)	24,735	1.755	1.755	1.575	1.575	1.65	61

$10.42	4.17%	$1,438,994	0.46%	0.46%	0.46%	0.46%	1.75%	315%

10.50	6.15	1,444,444	0.61	0.61	0.46	0.46	3.00	374

10.16	3.45	1,449,803	0.60	0.60	0.46	0.46	2.97	392

10.09	1.18	1,363,477	0.51	0.51	0.46	0.46	2.16	306

10.15	2.23	1,358,377	0.50	0.50	0.46	0.46	2.53	269

10.42	4.07	2,905	0.56	0.56	0.56	0.56	1.68	315

10.50	6.04	4,178	0.71	0.71	0.56	0.56	2.97	374

10.16	3.34	6,062	0.70	0.70	0.56	0.56	2.87	392

10.09	1.08	5,390	0.61	0.61	0.56	0.56	2.06	306

10.15	2.13	6,434	0.60	0.60	0.56	0.56	2.44	269

$10.71	4.36%	$128,747	0.52%	0.52%	0.50%	0.50%	2.02%	909%

10.54	4.55	110,220	0.75	0.75	0.50	0.50	2.95	884

10.45	4.74	93,074	0.75	0.75	0.50	0.50	3.09	790

10.35	2.25	105,852	0.52	0.52	0.50	0.50	2.70	949

10.44	2.04	116,443	0.50	0.50	0.50	0.50	2.39	1,611

10.71	4.26	28,619	0.62	0.62	0.60	0.60	1.90	909

10.54	4.45	17,379	0.85	0.85	0.60	0.60	2.85	884

10.45	4.64	9,964	0.85	0.85	0.60	0.60	3.03	790

10.35	2.15	6,430	0.62	0.62	0.60	0.60	2.60	949

10.44	1.94	7,933	0.60	0.60	0.60	0.60	2.28	1,611

10.71	4.21	4,667	0.67	0.72	0.65	0.70	1.78	909

10.54	4.41	26	0.90	0.95	0.65	0.70	2.76	884

10.45	5.06	111	0.90 *	0.95 *	0.65 *	0.70 *	3.18 *	790

10.71	3.95	37,503	0.92	0.92	0.90	0.90	1.62	909

10.54	4.14	33,554	1.15	1.15	0.90	0.90	2.57	884

10.45	4.32	38,041	1.15	1.15	0.90	0.90	2.67	790

10.35	1.84	52,447	0.92	0.92	0.90	0.90	2.33	949

10.44	1.63	23,161	0.90	0.90	0.90	0.90	1.99	1,611

ANNUAL REPORT	|	MARCH 31, 2021	27

Financial Highlights	(Cont.)

		Investment Operations			Less Distributions(c)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period(a)	Net Investment Income (Loss)(b)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total

PIMCO Mortgage-Backed Securities Fund (Cont.)
Class C

03/31/2021	$10.54	$0.09	$0.24	$0.33	$(0.16)	$0.00	$0.00	$(0.16)

03/31/2020	10.45	0.19	0.16	0.35	(0.26)	0.00	0.00	(0.26)

03/31/2019	10.35	0.20	0.16	0.36	(0.26)	0.00	0.00	(0.26)

03/31/2018	10.44	0.16	(0.05)	0.11	(0.20)	0.00	0.00	(0.20)

03/31/2017	10.56	0.13	(0.04)	0.09	(0.21)	0.00	0.00	(0.21)

PIMCO Mortgage Opportunities and Bond Fund
Institutional Class

03/31/2021	$10.37	$0.38	$0.63	$1.01	$(0.44)	$0.00	$0.00	$(0.44)

03/31/2020	10.86	0.40	(0.41)	(0.01)	(0.48)	0.00	0.00	(0.48)

03/31/2019	11.02	0.44	(0.13)	0.31	(0.47)	0.00	0.00	(0.47)

03/31/2018	10.97	0.41	0.04	0.45	(0.40)	0.00	0.00	(0.40)

03/31/2017	10.94	0.45	0.15	0.60	(0.57)	0.00	0.00	(0.57)
I-2

03/31/2021	10.37	0.36	0.63	0.99	(0.42)	0.00	0.00	(0.42)

03/31/2020	10.86	0.39	(0.41)	(0.02)	(0.47)	0.00	0.00	(0.47)

03/31/2019	11.02	0.43	(0.13)	0.30	(0.46)	0.00	0.00	(0.46)

03/31/2018	10.97	0.40	0.04	0.44	(0.39)	0.00	0.00	(0.39)

03/31/2017	10.94	0.47	0.12	0.59	(0.56)	0.00	0.00	(0.56)
I-3

03/31/2021	10.37	0.36	0.63	0.99	(0.42)	0.00	0.00	(0.42)

03/31/2020	10.86	0.38	(0.41)	(0.03)	(0.46)	0.00	0.00	(0.46)

04/27/2018 - 03/31/2019	10.97	0.39	(0.08)	0.31	(0.42)	0.00	0.00	(0.42)
Class A

03/31/2021	10.37	0.33	0.63	0.96	(0.39)	0.00	0.00	(0.39)

03/31/2020	10.86	0.36	(0.42)	(0.06)	(0.43)	0.00	0.00	(0.43)

03/31/2019	11.02	0.39	(0.13)	0.26	(0.42)	0.00	0.00	(0.42)

03/31/2018	10.97	0.37	0.04	0.41	(0.36)	0.00	0.00	(0.36)

03/31/2017	10.94	0.41	0.15	0.56	(0.53)	0.00	0.00	(0.53)
Class C

03/31/2021	10.37	0.25	0.63	0.88	(0.31)	0.00	0.00	(0.31)

03/31/2020	10.86	0.27	(0.41)	(0.14)	(0.35)	0.00	0.00	(0.35)

03/31/2019	11.02	0.31	(0.13)	0.18	(0.34)	0.00	0.00	(0.34)

03/31/2018	10.97	0.28	0.05	0.33	(0.28)	0.00	0.00	(0.28)

03/31/2017	10.94	0.33	0.14	0.47	(0.44)	0.00	0.00	(0.44)

PIMCO Strategic Bond Fund
Institutional Class

03/31/2021	$10.28	$0.20	$0.69	$0.89	$(0.19)	$0.00	$0.00	$(0.19)

03/31/2020	10.72	0.32	(0.40)	(0.08)	(0.36)	0.00	0.00	(0.36)

03/31/2019	10.61	0.27	0.14	0.41	(0.30)	0.00	0.00	(0.30)

03/31/2018	10.48	0.35	0.29	0.64	(0.51)	0.00	0.00	(0.51)

03/31/2017	9.91	0.35	0.48	0.83	(0.26)	0.00	0.00	(0.26)
I-2

03/31/2021	10.28	0.19	0.69	0.88	(0.18)	0.00	0.00	(0.18)

03/31/2020	10.72	0.31	(0.40)	(0.09)	(0.35)	0.00	0.00	(0.35)

03/31/2019	10.61	0.26	0.14	0.40	(0.29)	0.00	0.00	(0.29)

03/31/2018	10.48	0.35	0.28	0.63	(0.50)	0.00	0.00	(0.50)

03/31/2017	9.91	0.33	0.49	0.82	(0.25)	0.00	0.00	(0.25)
Class A

03/31/2021	10.28	0.15	0.70	0.85	(0.15)	0.00	0.00	(0.15)

03/31/2020	10.72	0.27	(0.39)	(0.12)	(0.32)	0.00	0.00	(0.32)

03/31/2019	10.61	0.23	0.14	0.37	(0.26)	0.00	0.00	(0.26)

03/31/2018	10.48	0.31	0.29	0.60	(0.47)	0.00	0.00	(0.47)

03/31/2017	9.91	0.31	0.48	0.79	(0.22)	0.00	0.00	(0.22)

28	PIMCO BOND FUNDS	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Asset Value End of Year or Period(a)	Total Return(a)	Net Assets End of Year or Period (000s)	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expense		Expenses Excluding Interest Expense and Waivers		Net Investment Income (Loss)	Portfolio Turnover Rate

$10.71	3.17%	$12,991	1.67%		1.67%		1.65%		1.65%		0.87%	909%

10.54	3.38	12,808	1.90		1.90		1.65		1.65		1.78	884

10.45	3.55	3,982	1.90		1.90		1.65		1.65		1.92	790

10.35	1.08	5,479	1.67		1.67		1.65		1.65		1.53	949

10.44	0.87	9,226	1.65		1.65		1.65		1.65		1.24	1,611

$10.94	9.79%	$5,583,247	0.68%		0.68%		0.60%		0.60%		3.46%	913%

10.37	(0.24)	4,279,689	1.82		1.82		0.60		0.60		3.66	727

10.86	2.86	3,890,521	1.37		1.37		0.60		0.60		4.01	791

11.02	4.16	3,298,892	1.02		1.02		0.60		0.60		3.73	721

10.97	5.61	2,058,869	0.78		0.78		0.60		0.60		4.03	1,268

10.94	9.67	1,249,015	0.78		0.78		0.70		0.70		3.35	913

10.37	(0.34)	784,463	1.92		1.92		0.70		0.70		3.56	727

10.86	2.76	717,678	1.47		1.47		0.70		0.70		3.90	791

11.02	4.06	616,556	1.12		1.12		0.70		0.70		3.63	721

10.97	5.49	326,786	0.88		0.88		0.70		0.70		4.24	1,268

10.94	9.63	46,548	0.83		0.88		0.75		0.80		3.36	913

10.37	(0.38)	40,482	1.97		2.02		0.75		0.80		3.53	727

10.86	2.93	18,516	1.52	*	1.57	*	0.75	*	0.80	*	3.92 *	791

10.94	9.34	172,679	1.08		1.08		1.00		1.00		3.08	913

10.37	(0.64)	154,403	2.22		2.22		1.00		1.00		3.27	727

10.86	2.45	248,356	1.77		1.77		1.00		1.00		3.61	791

11.02	3.75	193,516	1.42		1.42		1.00		1.00		3.34	721

10.97	5.19	63,638	1.18		1.18		1.00		1.00		3.66	1,268

10.94	8.52	31,626	1.83		1.83		1.75		1.75		2.35	913

10.37	(1.39)	34,354	2.97		2.97		1.75		1.75		2.51	727

10.86	1.69	33,643	2.52		2.52		1.75		1.75		2.86	791

11.02	2.99	28,967	2.17		2.17		1.75		1.75		2.56	721

10.97	4.40	23,413	1.93		1.93		1.75		1.75		2.94	1,268

$10.98	8.70%	$71,748	0.52%		0.57%		0.51%		0.56%		1.82%	385%

10.28	(0.82)	48,748	0.52		0.57		0.51		0.56		2.98	345

10.72	3.90	89,156	0.64	(h)	0.66	(h)	0.60	(h)	0.62	(h)	2.54	294

10.61	6.21	33,299	0.72		0.72		0.70		0.70		3.26	154

10.48	8.52	68,762	0.71		0.71		0.70		0.70		3.40	316

10.98	8.59	42,685	0.62		0.67		0.61		0.66		1.72	385

10.28	(0.92)	32,022	0.62		0.67		0.61		0.66		2.90	345

10.72	3.80	54,627	0.74	(h)	0.76	(h)	0.70	(h)	0.72	(h)	2.44	294

10.61	6.11	17,669	0.82		0.82		0.80		0.80		3.27	154

10.48	8.41	9,217	0.81		0.81		0.80		0.80		3.25	316

10.98	8.26	28,203	0.92		0.97		0.91		0.96		1.43	385

10.28	(1.21)	24,574	0.92		0.97		0.91		0.96		2.57	345

10.72	3.49	50,086	1.04	(h)	1.06	(h)	1.00	(h)	1.02	(h)	2.19	294

10.61	5.79	30,996	1.12		1.12		1.10		1.10		2.95	154

10.48	8.09	25,593	1.11		1.11		1.10		1.10		3.02	316

ANNUAL REPORT	|	MARCH 31, 2021	29

Financial Highlights	(Cont.)

		Investment Operations			Less Distributions(c)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period(a)	Net Investment Income (Loss)(b)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total

PIMCO Strategic Bond Fund (Cont.)
Class C

03/31/2021	$10.28	$0.07	$0.70	$0.77	$(0.07)	$0.00	$0.00	$(0.07)

03/31/2020	10.72	0.20	(0.40)	(0.20)	(0.24)	0.00	0.00	(0.24)

03/31/2019	10.61	0.15	0.14	0.29	(0.18)	0.00	0.00	(0.18)

03/31/2018	10.48	0.23	0.29	0.52	(0.39)	0.00	0.00	(0.39)

03/31/2017	9.91	0.23	0.49	0.72	(0.15)	0.00	0.00	(0.15)

PIMCO Total Return Fund II
Institutional Class

03/31/2021	$9.98	$0.17	$0.04	$0.21	$(0.19)	$(0.47)	$(0.01)	$(0.67)

03/31/2020	9.64	0.29	0.46	0.75	(0.31)	(0.10)	0.00	(0.41)

03/31/2019	9.48	0.29	0.18	0.47	(0.31)	0.00	0.00	(0.31)

03/31/2018	9.58	0.24	(0.08)	0.16	(0.24)	(0.01)	(0.01)	(0.26)

03/31/2017	9.68	0.25	0.00	0.25	(0.32)	(0.02)	(0.01)	(0.35)
I-2

03/31/2021	9.98	0.15	0.05	0.20	(0.18)	(0.47)	(0.01)	(0.66)

03/31/2020	9.64	0.27	0.47	0.74	(0.30)	(0.10)	0.00	(0.40)

03/31/2019	9.48	0.27	0.19	0.46	(0.30)	0.00	0.00	(0.30)

03/31/2018	9.58	0.23	(0.08)	0.15	(0.23)	(0.01)	(0.01)	(0.25)

03/31/2017	9.68	0.24	0.00	0.24	(0.31)	(0.02)	(0.01)	(0.34)
Administrative Class

03/31/2021	9.98	0.16	0.03	0.19	(0.17)	(0.47)	(0.01)	(0.65)

03/31/2020	9.64	0.26	0.46	0.72	(0.28)	(0.10)	0.00	(0.38)

03/31/2019	9.48	0.27	0.17	0.44	(0.28)	0.00	0.00	(0.28)

03/31/2018	9.58	0.21	(0.07)	0.14	(0.22)	(0.01)	(0.01)	(0.24)

03/31/2017	9.68	0.22	0.00	0.22	(0.29)	(0.02)	(0.01)	(0.32)

PIMCO Total Return Fund IV
Institutional Class

03/31/2021	$10.85	$0.23	$0.11	$0.34	$(0.12)	$0.00	$(0.11)	$(0.23)

03/31/2020	10.40	0.29	0.46	0.75	(0.30)	0.00	0.00	(0.30)

03/31/2019	10.26	0.27	0.15	0.42	(0.28)	0.00	0.00	(0.28)

03/31/2018	10.28	0.20	(0.03)	0.17	(0.14)	0.00	(0.05)	(0.19)

03/31/2017	10.37	0.23	(0.02)	0.21	(0.26)	(0.04)	0.00	(0.30)
Class A

03/31/2021	10.85	0.19	0.11	0.30	(0.08)	0.00	(0.11)	(0.19)

03/31/2020	10.40	0.25	0.46	0.71	(0.26)	0.00	0.00	(0.26)

03/31/2019	10.26	0.23	0.15	0.38	(0.24)	0.00	0.00	(0.24)

03/31/2018	10.28	0.16	(0.02)	0.14	(0.11)	0.00	(0.05)	(0.16)

03/31/2017	10.37	0.20	(0.02)	0.18	(0.23)	(0.04)	0.00	(0.27)

PIMCO Total Return ESG Fund
Institutional Class

03/31/2021	$9.38	$0.21	$0.17	$0.38	$(0.23)	$(0.20)	$0.00	$(0.43)

03/31/2020	9.04	0.27	0.39	0.66	(0.32)	0.00	0.00	(0.32)

03/31/2019	8.95	0.25	0.08	0.33	(0.24)	0.00	0.00	(0.24)

03/31/2018	9.00	0.20	(0.07)	0.13	(0.17)	0.00	(0.01)	(0.18)

03/31/2017	9.04	0.28	(0.05)	0.23	(0.26)	(0.01)	0.00	(0.27)
I-2

03/31/2021	9.38	0.20	0.17	0.37	(0.22)	(0.20)	0.00	(0.42)

03/31/2020	9.04	0.26	0.39	0.65	(0.31)	0.00	0.00	(0.31)

03/31/2019	8.95	0.24	0.08	0.32	(0.23)	0.00	0.00	(0.23)

03/31/2018	9.00	0.19	(0.07)	0.12	(0.16)	0.00	(0.01)	(0.17)

03/31/2017	9.04	0.27	(0.05)	0.22	(0.25)	(0.01)	0.00	(0.26)
Administrative Class

03/31/2021	9.38	0.20	0.16	0.36	(0.21)	(0.20)	0.00	(0.41)

03/31/2020	9.04	0.24	0.40	0.64	(0.30)	0.00	0.00	(0.30)

03/31/2019	8.95	0.22	0.09	0.31	(0.22)	0.00	0.00	(0.22)

03/31/2018	9.00	0.17	(0.06)	0.11	(0.15)	0.00	(0.01)	(0.16)

03/31/2017	9.04	0.26	(0.06)	0.20	(0.23)	(0.01)	0.00	(0.24)

30	PIMCO BOND FUNDS	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Asset Value End of Year or Period(a)	Total Return(a)	Net Assets End of Year or Period (000s)	Expenses	Expenses Excluding Waivers	Expenses Excluding Interest Expense	Expenses Excluding Interest Expense and Waivers	Net Investment Income (Loss)	Portfolio Turnover Rate

$10.98	7.46%	$4,385	1.67%	1.72%	1.66%	1.71%	0.69%	385%

10.28	(1.95)	4,788	1.67	1.72	1.66	1.71	1.83	345

10.72	2.72	8,203	1.79 (h)	1.81 (h)	1.75 (h)	1.77 (h)	1.39	294

10.61	5.01	3,910	1.87	1.87	1.85	1.85	2.19	154

10.48	7.27	4,938	1.86	1.86	1.85	1.85	2.25	316

$9.52	2.01%	$605,257	0.50%	0.50%	0.50%	0.50%	1.67%	483%

9.98	7.85	554,187	0.76	0.76	0.50	0.50	2.91	607

9.64	5.04	497,650	0.85	0.85	0.50	0.50	3.06	587

9.48	1.67	590,406	0.57	0.57	0.50	0.50	2.46	605

9.58	2.60	566,900	0.56	0.56	0.50	0.50	2.54	595

9.52	1.90	11,474	0.60	0.60	0.60	0.60	1.52	483

9.98	7.74	4,034	0.86	0.86	0.60	0.60	2.78	607

9.64	4.92	2,229	0.95	0.95	0.60	0.60	2.87	587

9.48	1.57	13,119	0.67	0.67	0.60	0.60	2.37	605

9.58	2.50	11,355	0.66	0.66	0.60	0.60	2.43	595

9.52	1.75	2,397	0.75	0.75	0.75	0.75	1.57	483

9.98	7.58	11,788	1.01	1.01	0.75	0.75	2.65	607

9.64	4.78	10,970	1.10	1.10	0.75	0.75	2.83	587

9.48	1.42	11,397	0.82	0.82	0.75	0.75	2.20	605

9.58	2.34	12,993	0.81	0.81	0.75	0.75	2.30	595

$10.96	3.13%	$449,336	0.52%	0.52%	0.50%	0.50%	2.08%	403%

10.85	7.22	415,646	0.80	0.80	0.50	0.50	2.68	401

10.40	4.15	556,025	0.69	0.69	0.50	0.50	2.62	579

10.26	1.66	1,491,956	0.53	0.53	0.50	0.50	1.93	489

10.28	2.11	1,397,034	0.56	0.56	0.50	0.50	2.24	478

10.96	2.77	17,292	0.87	0.87	0.85	0.85	1.73	403

10.85	6.85	15,733	1.15	1.15	0.85	0.85	2.30	401

10.40	3.79	10,748	1.04	1.04	0.85	0.85	2.32	579

10.26	1.31	11,334	0.88	0.88	0.85	0.85	1.59	489

10.28	1.75	14,779	0.91	0.91	0.85	0.85	1.89	478

$9.33	3.97%	$1,774,662	0.53%	0.53%	0.50%	0.50%	2.21%	327%

9.38	7.40	1,230,121	0.96	0.96	0.50	0.50	2.85	396

9.04	3.81	1,022,259	0.84	0.84	0.50	0.50	2.80	514

8.95	1.46	899,667	0.67	0.67	0.50	0.50	2.15	506

9.00	2.49	982,948	0.59	0.59	0.50	0.50	3.09	557

9.33	3.86	331,326	0.63	0.63	0.60	0.60	2.11	327

9.38	7.30	214,088	1.06	1.06	0.60	0.60	2.73	396

9.04	3.71	124,601	0.94	0.94	0.60	0.60	2.71	514

8.95	1.36	90,213	0.77	0.77	0.60	0.60	2.06	506

9.00	2.39	44,690	0.69	0.69	0.60	0.60	3.00	557

9.33	3.71	20,325	0.78	0.78	0.75	0.75	2.04	327

9.38	7.14	36,533	1.21	1.21	0.75	0.75	2.63	396

9.04	3.55	43,323	1.09	1.09	0.75	0.75	2.55	514

8.95	1.20	43,916	0.92	0.92	0.75	0.75	1.91	506

9.00	2.23	25,964	0.84	0.84	0.75	0.75	2.90	557

ANNUAL REPORT	|	MARCH 31, 2021	31

Financial Highlights	(Cont.)

		Investment Operations			Less Distributions(c)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period(a)	Net Investment Income (Loss)(b)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total

PIMCO Total Return ESG Fund (Cont.)
Class A

03/31/2021	$9.38	$0.16	$0.18	$0.34	$(0.19)	$(0.20)	$0.00	$(0.39)

02/03/2020 - 03/31/2020	9.49	0.03	(0.10)	(0.07)	(0.04)	0.00	0.00	(0.04)
Class C

03/31/2021	9.38	0.09	0.18	0.27	(0.12)	(0.20)	0.00	(0.32)

02/03/2020 - 03/31/2020	9.49	0.02	(0.11)	(0.09)	(0.02)	0.00	0.00	(0.02)

^	A zero balance may reflect actual amounts rounding to less than $0.01 or 0.01%.
*	Annualized
(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Funds.
(b)	Per share amounts based on average number of shares outstanding during the year or period.
(c)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

(d)	Effective October 2, 2017, the Class’s supervisory and administrative fee was decreased by 0.05% to an annual rate of 0.25%.
(e)	Effective October 2, 2017, the Fund’s Investment advisory fee was decreased by 0.05% to an annual rate of 0.55%.
(f)	Effective October 2, 2017, the Class’s supervisory and administrative fee was decreased by 0.05% to an annual rate of 0.35%.
(g)	Effective October 2, 2017, the Class’s supervisory and administrative fee was decreased by 0.05% to an annual rate of 0.40%.
(h)	Effective October 1, 2018, the Class’s Investment advisory fee was decreased by 0.15% to an annual rate of 0.25%.

32	PIMCO BOND FUNDS	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Asset Value End of Year or Period(a)	Total Return(a)	Net Assets End of Year or Period (000s)	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expense		Expenses Excluding Interest Expense and Waivers		Net Investment Income (Loss)		Portfolio Turnover Rate

$9.33	3.56%	$8,282	0.93%		0.93%		0.90%		0.90%		1.68%		327%

9.38	(0.79)	104	1.36	*	1.36	*	0.90	*	0.90	*	2.29	*	396

9.33	2.80	523	1.68		1.68		1.65		1.65		0.95		327

9.38	(0.90)	12	2.11	*	2.11	*	1.65	*	1.65	*	1.52	*	396

ANNUAL REPORT	|	MARCH 31, 2021	33

Statements of Assets and Liabilities

(Amounts in thousands†, except per share amounts)	PIMCO Dynamic Bond Fund	PIMCO Extended Duration Fund	PIMCO GNMA and Government Securities Fund	PIMCO Long Duration Total Return Fund	PIMCO Long-Term U.S. Government Fund	PIMCO Moderate Duration Fund

Assets:

Investments, at value
Investments in securities*	$4,224,708	$1,772,306	$3,958,007	$5,063,063	$1,269,115	$1,352,163
Investments in Affiliates	601,436	22,842	216,342	69,266	160	107,407
Financial Derivative Instruments
Exchange-traded or centrally cleared	4,010	1,184	506	3,106	810	1,057
Over the counter	16,760	129	7,921	2,816	0	9,089
Cash	1	3,877	2,105	1,264	2,474	4,038
Deposits with counterparty	5,407	7,605	17,442	6,280	1,174	8,855
Foreign currency, at value	7,492	448	0	4,222	0	5,873
Receivable for investments sold	252	0	63,270	617,009	891	522
Receivable for TBA investments sold	1,423,041	15,257	3,793,789	124,061	151,393	145,469
Receivable for Fund shares sold	12,819	33	2,163	15,893	6,816	1,839
Interest and/or dividends receivable	21,528	3,480	3,794	29,427	3,828	5,644
Dividends receivable from Affiliates	345	19	18	51	0	82
Reimbursement receivable from PIMCO	0	0	0	0	0	0
Other assets	0	0	0	0	1	0
Total Assets	6,317,799	1,827,180	8,065,357	5,936,458	1,436,662	1,642,038

Liabilities:

Borrowings & Other Financing Transactions
Payable for reverse repurchase agreements	$8,311	$584,812	$58,767	$2,260,926	$455,063	$0
Payable for sale-buyback transactions	0	131,186	0	331,471	54,662	0
Payable for short sales	0	0	653,926	29,507	39,972	67,010
Financial Derivative Instruments
Exchange-traded or centrally cleared	2,347	544	286	1,134	292	1,331
Over the counter	8,065	91	10,583	2,337	61	1,965
Payable for investments purchased	46,659	11,406	17,012	16,353	0	10,715
Payable for investments in Affiliates purchased	345	19	18	51	0	82
Payable for investments purchased on a delayed-delivery basis	0	1,500	0	0	0	0
Payable for TBA investments purchased	2,356,029	17,746	5,160,522	112,574	112,669	109,202
Deposits from counterparty	11,851	590	6,332	3,972	943	8,856
Payable for Fund shares redeemed	5,711	104	4,902	875	2,322	211
Distributions payable	538	0	436	200	50	207
Accrued investment advisory fees	1,782	221	464	666	144	304
Accrued supervisory and administrative fees	876	223	588	681	175	256
Accrued distribution fees	20	0	24	2	11	0
Accrued servicing fees	63	0	82	9	23	0
Accrued reimbursement to PIMCO	10	0	0	0	0	0
Other liabilities	0	0	0	0	0	0
Total Liabilities	2,442,607	748,442	5,913,942	2,760,758	666,387	200,139

Net Assets	$3,875,192	$1,078,738	$2,151,415	$3,175,700	$770,275	$1,441,899

Net Assets Consist of:

Paid in capital	$4,209,903	$1,035,223	$2,170,537	$3,256,030	$995,990	$1,434,323
Distributable earnings (accumulated loss)	(334,711)	43,515	(19,122)	(80,330)	(225,715)	7,576

Net Assets	$3,875,192	$1,078,738	$2,151,415	$3,175,700	$770,275	$1,441,899

Cost of investments in securities	$4,134,111	$1,871,302	$3,936,351	$5,214,506	$1,419,131	$1,331,116
Cost of investments in Affiliates	$600,626	$22,799	$216,360	$69,127	$160	$107,157
Cost of foreign currency held	$7,095	$442	$0	$4,179	$0	$5,902
Proceeds received on short sales	$0	$0	$655,895	$29,586	$40,018	$67,151
Cost or premiums of financial derivative instruments, net	$26,473	$(2,081)	$(13,395)	$(12,774)	$1,864	$(1,618)

* Includes repurchase agreements of:	$5,159	$0	$0	$0	$0	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.

34	PIMCO BOND FUNDS	See Accompanying Notes

March 31, 2021

PIMCO Mortgage-Backed Securities Fund	PIMCO Mortgage Opportunities and Bond Fund	PIMCO Strategic Bond Fund	PIMCO Total Return Fund II	PIMCO Total Return Fund IV	PIMCO Total Return ESG Fund

$329,916	$12,282,797	$122,278	$683,073	$541,381	$2,576,544
29,434	250,982	41,682	35,731	12,266	0

84	2,743	102	32	224	1,800
787	54,529	910	0	2,340	8,995
449	15	593	1	775	4,120
1,908	7,275	1,372	1,957	2,001	11,231
0	16,755	868	0	1,113	4,629
2,963	16,257	5	40,901	0	609
237,089	11,177,392	24,920	198,170	182,109	665,658
58	8,746	391	330	1,172	14,375
464	25,806	447	2,809	2,171	12,684
3	21	6	29	0	0
0	2	6	0	0	0
0	0	0	0	0	0
603,155	23,843,320	193,580	963,033	745,552	3,300,645

$0	$1,615,349	$0	$0	$0	$127,569
0	6,971	0	0	0	31,422
33,204	1,475,765	0	17,139	19,155	122,770

42	1,828	80	128	145	379
1,024	21,845	582	107	137	2,689
13,999	154,254	2,002	47,186	3,615	4,499
3	21	6	29	0	0

0	7,397	587	0	0	0
341,965	13,379,718	42,784	278,377	252,050	865,269
89	46,106	184	183	2,456	8,157
176	45,547	247	404	1,161	1,637
7	1,647	2	86	0	197
45	2,075	31	132	100	446
55	1,619	44	133	101	474
8	20	3	1	0	5
11	43	7	0	4	2
0	0	0	0	0	0
0	0	0	0	0	12
390,628	16,760,205	46,559	343,905	278,924	1,165,527

$212,527	$7,083,115	$147,021	$619,128	$466,628	$2,135,118

$219,180	$7,130,861	$144,880	$628,772	$470,056	$2,128,344
(6,653)	(47,746)	2,141	(9,644)	(3,428)	6,774

$212,527	$7,083,115	$147,021	$619,128	$466,628	$2,135,118

$324,182	$12,184,061	$119,662	$683,294	$537,550	$2,572,604
$29,436	$250,995	$41,680	$35,618	$12,265	$0
$0	$16,760	$869	$0	$1,039	$4,656
$33,302	$1,480,137	$0	$17,188	$19,273	$123,423
$(1,077)	$(6,796)	$(1,968)	$58	$(1,109)	$(1,365)

$0	$8,320	$0	$5,072	$0	$0

ANNUAL REPORT	|	MARCH 31, 2021	35

Statements of Assets and Liabilities	(Cont.)

	PIMCO Dynamic Bond Fund	PIMCO Extended Duration Fund	PIMCO GNMA and Government Securities Fund	PIMCO Long Duration Total Return Fund	PIMCO Long-Term U.S. Government Fund	PIMCO Moderate Duration Fund

Net Assets:

Institutional Class	$3,247,810	$1,052,474	$891,491	$3,020,570	$581,538	$1,438,994
I-2	324,410	26,264	876,543	114,487	80,506	2,905
I-3	6,803	N/A	2,703	N/A	N/A	N/A
Administrative Class	N/A	N/A	N/A	N/A	6,686	N/A
Class A	260,754	N/A	343,893	37,262	87,751	N/A
Class C	29,487	N/A	36,785	3,381	13,794	N/A
Class R	5,928	N/A	N/A	N/A	N/A	N/A

Shares Issued and Outstanding:

Institutional Class	299,674	147,873	78,503	304,670	111,277	138,075
I-2	29,933	3,690	77,185	11,548	15,405	279
I-3	628	N/A	238	N/A	N/A	N/A
Administrative Class	N/A	N/A	N/A	N/A	1,279	N/A
Class A	24,060	N/A	30,282	3,758	16,792	N/A
Class C	2,721	N/A	3,239	341	2,640	N/A
Class R	547	N/A	N/A	N/A	N/A	N/A

Net Asset Value Per Share Outstanding(a):

Institutional Class	$10.84	$7.12	$11.36	$9.91	$5.23	$10.42
I-2	10.84	7.12	11.36	9.91	5.23	10.42
I-3	10.84	N/A	11.36	N/A	N/A	N/A
Administrative Class	N/A	N/A	N/A	N/A	5.23	N/A
Class A	10.84	N/A	11.36	9.91	5.23	N/A
Class C	10.84	N/A	11.36	9.91	5.23	N/A
Class R	10.84	N/A	N/A	N/A	N/A	N/A

(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Funds.

36	PIMCO BOND FUNDS	See Accompanying Notes

March 31, 2021

PIMCO Mortgage-Backed Securities Fund	PIMCO Mortgage Opportunities and Bond Fund	PIMCO Strategic Bond Fund	PIMCO Total Return Fund II	PIMCO Total Return Fund IV	PIMCO Total Return ESG Fund

$128,747	$5,583,247	$71,748	$605,257	$449,336	$1,774,662
28,619	1,249,015	42,685	11,474	N/A	331,326
4,667	46,548	N/A	N/A	N/A	N/A
N/A	N/A	N/A	2,397	N/A	20,325
37,503	172,679	28,203	N/A	17,292	8,282
12,991	31,626	4,385	N/A	N/A	523
N/A	N/A	N/A	N/A	N/A	N/A

12,023	510,307	6,532	63,601	41,012	190,293
2,672	114,161	3,886	1,206	N/A	35,527
436	4,254	N/A	N/A	N/A	N/A
N/A	N/A	N/A	252	N/A	2,179
3,502	15,783	2,567	N/A	1,578	888
1,213	2,891	399	N/A	N/A	56
N/A	N/A	N/A	N/A	N/A	N/A

$10.71	$10.94	$10.98	$9.52	$10.96	$9.33
10.71	10.94	10.98	9.52	N/A	9.33
10.71	10.94	N/A	N/A	N/A	N/A
N/A	N/A	N/A	9.52	N/A	9.33
10.71	10.94	10.98	N/A	10.96	9.33
10.71	10.94	10.98	N/A	N/A	9.33
N/A	N/A	N/A	N/A	N/A	N/A

ANNUAL REPORT	|	MARCH 31, 2021	37

Statements of Operations

Year Ended March 31, 2021
(Amounts in thousands†)	PIMCO Dynamic Bond Fund	PIMCO Extended Duration Fund	PIMCO GNMA and Government Securities Fund	PIMCO Long Duration Total Return Fund	PIMCO Long-Term U.S. Government Fund	PIMCO Moderate Duration Fund

Investment Income:

Interest, net of foreign taxes*	$152,649	$44,718	$31,334	$152,077	$22,531	$29,414
Dividends	659	0	0	922	0	582
Dividends from Investments in Affiliates	4,863	299	287	814	1	1,424
Total Income	158,171	45,017	31,621	153,813	22,532	31,420

Expenses:

Investment advisory fees	18,538	3,273	5,011	8,731	2,032	3,558
Supervisory and administrative fees	9,189	3,315	6,378	8,920	2,500	2,994
Distribution and/or servicing fees - Administrative Class	N/A	N/A	N/A	N/A	25	N/A
Distribution fees - Class C	417	N/A	387	21	165	N/A
Distribution fees - Class R	13	N/A	N/A	N/A	N/A	N/A
Servicing fees - Class A	587	N/A	806	147	297	N/A
Servicing fees - Class C	139	N/A	129	7	55	N/A
Servicing fees - Class R	13	N/A	N/A	N/A	N/A	N/A
Trustee fees	20	9	10	21	6	9
Interest expense	518	1,668	167	3,218	838	15
Miscellaneous expense	191	0	0	21	0	14
Total Expenses	29,625	8,265	12,888	21,086	5,918	6,590
Waiver and/or Reimbursement by PIMCO	(23)	0	(4)	0	0	0
Net Expenses	29,602	8,265	12,884	21,086	5,918	6,590

Net Investment Income (Loss)	128,569	36,752	18,737	132,727	16,614	24,830

Net Realized Gain (Loss):

Investments in securities	50,051	393,263	24,898	435,534	191,454	35,059
Investments in Affiliates	100	19	861	63	0	225
Exchange-traded or centrally cleared financial derivative instruments	(20,055)	6,519	2,072	21,690	6,094	21,569
Over the counter financial derivative instruments	(44,217)	(2,770)	4,510	(1,965)	521	2,035
Short sales	0	0	0	(1)	(8)	0
Foreign currency	(4,609)	(267)	0	(1,272)	0	1,371

Net Realized Gain (Loss)	(18,730)	396,764	32,341	454,049	198,061	60,259

Net Change in Unrealized Appreciation (Depreciation):

Investments in securities	140,441	(755,730)	(24,056)	(714,374)	(386,963)	1,062
Investments in Affiliates	12,163	728	(152)	1,975	1	3,104
Exchange-traded or centrally cleared financial derivative instruments	87,590	89,908	16,100	176,197	59,355	(26,180)
Over the counter financial derivative instruments	24,580	3,082	362	4,535	(1,048)	(4,272)
Foreign currency assets and liabilities	(879)	48	0	52	0	(136)

Net Change in Unrealized Appreciation (Depreciation)	263,895	(661,964)	(7,746)	(531,615)	(328,655)	(26,422)

Net Increase (Decrease) in Net Assets Resulting from Operations	$373,734	$(228,448)	$43,332	$55,161	$(113,980)	$58,667

* Foreign tax withholdings	$15	$73	$0	$0	$0	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.

38	PIMCO BOND FUNDS	See Accompanying Notes

PIMCO Mortgage-Backed Securities Fund	PIMCO Mortgage Opportunities and Bond Fund	PIMCO Strategic Bond Fund	PIMCO Total Return Fund II	PIMCO Total Return Fund IV	PIMCO Total Return ESG Fund

$5,050	$251,573	$2,736	$12,406	$11,846	$48,566
0	0	3	271	0	529
25	111	65	460	37	0
5,075	251,684	2,804	13,137	11,883	49,095

500	21,261	300	1,510	1,143	4,472
608	16,492	440	1,521	1,160	4,749
N/A	N/A	N/A	22	N/A	56
100	254	36	N/A	N/A	2
N/A	N/A	N/A	N/A	N/A	N/A
94	415	66	N/A	43	8
33	85	12	N/A	N/A	1
N/A	N/A	N/A	N/A	N/A	N/A
1	34	1	4	3	10
35	4,775	8	14	69	605
0	24	6	1	0	3
1,371	43,340	869	3,072	2,418	9,906
(1)	(19)	(61)	0	0	0
1,370	43,321	808	3,072	2,418	9,906

3,705	208,363	1,996	10,065	9,465	39,189

1,684	151,097	2,908	9,717	8,381	36,704
42	130	8	(5)	6	0
(1,239)	(158,551)	(3,258)	3,063	(3,173)	3,859
480	(40,413)	90	556	(4,318)	(16,182)
0	0	0	0	0	0
0	3,510	(141)	0	1,271	1,552

967	(44,227)	(393)	13,331	2,167	25,933

(643)	62,014	76	(8,238)	(674)	(35,096)
(9)	(70)	3	1,090	2	0
3,623	276,746	5,747	(5,856)	1,982	17,923
129	32,752	1,781	(221)	66	(99)
0	123	(30)	0	(83)	(106)

3,100	371,565	7,577	(13,225)	1,293	(17,378)

$7,772	$535,701	$9,180	$10,171	$12,925	$47,744

$0	$0	$0	$0	$0	$0

ANNUAL REPORT	|	MARCH 31, 2021	39

Statements of Changes in Net Assets

	PIMCO Dynamic Bond Fund		PIMCO Extended Duration Fund		PIMCO GNMA and Government Securities Fund		PIMCO Long Duration Total Return Fund

(Amounts in thousands†)	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2021	Year Ended March 31, 2020

Increase (Decrease) in Net Assets from:

Operations:

Net investment income (loss)	$128,569	$149,256	$36,752	$35,632	$18,737	$19,604	$132,727	$125,572
Net realized gain (loss)	(18,730)	(18,903)	396,764	15,667	32,341	10,941	454,049	218,569
Net change in unrealized appreciation (depreciation)	263,895	(234,620)	(661,964)	509,335	(7,746)	35,904	(531,615)	228,627

Net Increase (Decrease) in Net Assets Resulting from Operations	373,734	(104,267)	(228,448)	560,634	43,332	66,449	55,161	572,768

Distributions to Shareholders:

From net investment income and/or net realized capital gains
Institutional Class	(91,939)	(158,480)	(182,470)	(31,882)	(17,482)	(12,489)	(413,516)	(355,821)
I-2	(9,817)	(24,876)	(8,151)	(1,514)	(15,784)	(6,126)	(13,072)	(7,199)
I-3	(203)	(176)	N/A	N/A	(166)	(32)	N/A	N/A
Administrative Class	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Class A	(6,824)	(11,061)	N/A	N/A	(5,462)	(6,366)	(6,306)	(3,159)
Class C	(1,136)	(4,075)	N/A	N/A	(499)	(777)	(431)	(121)
Class R	(137)	(275)	N/A	N/A	N/A	N/A	N/A	N/A

Tax basis return of capital
Institutional Class	0	0	0	(1,865)	0	0	0	0
I-2	0	0	0	(93)	0	0	0	0
I-3	0	0	N/A	N/A	0	0	N/A	N/A
Administrative Class	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Class A	0	0	N/A	N/A	0	0	0	0
Class C	0	0	N/A	N/A	0	0	0	0
Class R	0	0	N/A	N/A	N/A	N/A	N/A	N/A

Total Distributions(a)	(110,056)	(198,943)	(190,621)	(35,354)	(39,393)	(25,790)	(433,325)	(366,300)

Fund Share Transactions:

Net increase (decrease) resulting from Fund share transactions*	232,367	(200,087)	63,963	(344,257)	577,020	860,396	272,962	(589,867)

Total Increase (Decrease) in Net Assets	496,045	(503,297)	(355,106)	181,023	580,959	901,055	(105,202)	(383,399)

Net Assets:

Beginning of year	3,379,147	3,882,444	1,433,844	1,252,821	1,570,456	669,401	3,280,902	3,664,301
End of year	$3,875,192	$3,379,147	$1,078,738	$1,433,844	$2,151,415	$1,570,456	$3,175,700	$3,280,902

†	A zero balance may reflect actual amounts rounding to less than one thousand.
*	See Note 13, Shares of Beneficial Interest, in the Notes to Financial Statements.
(a)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

40	PIMCO BOND FUNDS	See Accompanying Notes

PIMCO Long-Term U.S. Government Fund		PIMCO Moderate Duration Fund		PIMCO Mortgage-Backed Securities Fund		PIMCO Mortgage Opportunities and Bond Fund

Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2021	Year Ended March 31, 2020

$16,614	$23,895	$24,830	$45,492	$3,705	$4,831	$208,363	$196,703
198,061	47,836	60,259	9,907	967	1,512	(44,227)	8,502
(328,655)	174,327	(26,422)	34,116	3,100	757	371,565	(230,023)

(113,980)	246,058	58,667	89,515	7,772	7,100	535,701	(24,818)

(114,964)	(18,392)	(66,517)	(40,651)	(3,225)	(4,026)	(196,395)	(192,467)
(22,071)	(2,260)	(232)	(147)	(687)	(573)	(36,936)	(37,193)
N/A	N/A	N/A	N/A	(71)	(7)	(1,435)	(1,146)
(2,199)	(295)	N/A	N/A	N/A	N/A	N/A	N/A
(26,526)	(2,520)	N/A	N/A	(852)	(1,133)	(6,092)	(6,932)
(4,586)	(265)	N/A	N/A	(203)	(233)	(961)	(1,137)
N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

0	0	0	0	0	0	0	0
0	0	0	0	0	0	0	0
N/A	N/A	N/A	N/A	0	0	0	0
0	0	N/A	N/A	N/A	N/A	N/A	N/A
0	0	N/A	N/A	0	0	0	0
0	0	N/A	N/A	0	0	0	0
N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

(170,346)	(23,732)	(66,749)	(40,798)	(5,038)	(5,972)	(241,819)	(238,875)

377,109	(294,928)	1,359	(55,960)	35,806	27,687	1,495,842	648,370

92,783	(72,602)	(6,723)	(7,243)	38,540	28,815	1,789,724	384,677

677,492	750,094	1,448,622	1,455,865	173,987	145,172	5,293,391	4,908,714
$770,275	$677,492	$1,441,899	$1,448,622	$212,527	$173,987	$7,083,115	$5,293,391

ANNUAL REPORT	|	MARCH 31, 2021	41

Statements of Changes in Net Assets	(Cont.)

	PIMCO Strategic Bond Fund		PIMCO Total Return Fund II		PIMCO Total Return Fund IV		PIMCO Total Return ESG Fund

(Amounts in thousands†)	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2021	Year Ended March 31, 2020

Increase (Decrease) in Net Assets from:

Operations:

Net investment income (loss)	$1,996	$4,471	$10,065	$16,361	$9,465	$12,872	$39,189	$38,393
Net realized gain (loss)	(393)	750	13,331	23,425	2,167	12,735	25,933	29,627
Net change in unrealized appreciation (depreciation)	7,577	(5,670)	(13,225)	2,132	1,293	7,729	(17,378)	26,236

Net Increase (Decrease) in Net Assets Resulting from Operations	9,180	(449)	10,171	41,918	12,925	33,336	47,744	94,256

Distributions to Shareholders:

From net investment income and/or net realized capital gains
Institutional Class	(956)	(2,428)	(39,132)	(22,530)	(4,842)	(12,959)	(67,426)	(40,311)
I-2	(563)	(1,529)	(812)	(130)	N/A	N/A	(12,088)	(5,630)
I-3	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Administrative Class	N/A	N/A	(266)	(457)	N/A	N/A	(881)	(1,212)
Class A	(356)	(956)	N/A	N/A	(130)	(314)	(168)	0	(a)
Class C	(30)	(148)	N/A	N/A	N/A	N/A	(10)	0	(b)
Class R	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Tax basis return of capital
Institutional Class	0	0	(391)	0	(4,245)	0	0	0
I-2	0	0	(8)	0	N/A	N/A	0	0
I-3	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Administrative Class	N/A	N/A	(6)	0	N/A	N/A	0	0
Class A	0	0	N/A	N/A	(167)	0	0	0	(a)
Class C	0	0	N/A	N/A	N/A	N/A	0	0	(b)
Class R	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Total Distributions(c)	(1,905)	(5,061)	(40,615)	(23,117)	(9,384)	(13,273)	(80,573)	(47,153)

Fund Share Transactions:

Net increase (decrease) resulting from Fund share transactions*	29,614	(86,430)	79,563	40,359	31,708	(155,457)	687,089	243,572

Total Increase (Decrease) in Net Assets	36,889	(91,940)	49,119	59,160	35,249	(135,394)	654,260	290,675

Net Assets:

Beginning of year	110,132	202,072	570,009	510,849	431,379	566,773	1,480,858	1,190,183
End of year	$147,021	$110,132	$619,128	$570,009	$466,628	$431,379	$2,135,118	$1,480,858

†	A zero balance may reflect actual amounts rounding to less than one thousand.
*	See Note 13, Shares of Beneficial Interest, in the Notes to Financial Statements.
(a)	Inception date of Class A was February 3, 2020.
(b)	Inception date of Class C was February 3, 2020.
(c)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

42	PIMCO BOND FUNDS	See Accompanying Notes

Statements of Cash Flows

Year Ended March 31, 2021
(Amounts in thousands†)	PIMCO Extended Duration Fund	PIMCO Long Duration Total Return Fund	PIMCO Long-Term U.S. Government Fund

Cash Flows Provided by (Used for) Operating Activities:

Net increase (decrease) in net assets resulting from operations	$(228,448)	$55,161	$(113,980)

Adjustments to Reconcile Net Increase (Decrease) in Net Assets from Operations to Net Cash Provided by (Used for) Operating Activities:

Purchases of long-term securities	(5,454,786)	(10,682,744)	(3,945,261)
Proceeds from sales of long-term securities	6,058,383	11,679,268	3,821,777
(Purchases) Proceeds from sales of short-term portfolio investments, net	5,153	40,416	2,428
(Increase) decrease in deposits with counterparty	(1,318)	(124)	2,008
(Increase) decrease in receivable for investments sold	434,045	2,073,833	6,845
(Increase) decrease in interest and/or dividends receivable	1,667	9,172	2,866
(Increase) decrease in dividends receivable from Affiliates	21	154	0
Proceeds from (Payments on) exchange-traded or centrally cleared financial derivative instruments	100,223	203,527	67,494
Proceeds from (Payments on) over the counter financial derivative instruments	(2,524)	(1,656)	512
Increase (decrease) in payable for investments purchased	(507,462)	(1,258,160)	(63,836)
Increase (decrease) in deposits from counterparty	(10,926)	(65,624)	(2,457)
Increase (decrease) in accrued investment advisory fees	(102)	(46)	(26)
Increase (decrease) in accrued supervisory and administrative fees	(104)	(42)	(35)
Increase (decrease) in accrued distribution fees	0	1	(6)
Increase (decrease) in accrued servicing fees	0	0	(6)
Proceeds from (Payments on) short sales transactions, net	(12,666)	(227,219)	40,011
Proceeds from (Payments on) foreign currency transactions	(219)	(1,220)	0
Increase (decrease) in other liabilities	(869)	0	0
Net Realized (Gain) Loss
Investments in securities	(393,263)	(435,534)	(191,454)
Investments in Affiliates	(19)	(63)	0
Exchange-traded or centrally cleared financial derivative instruments	(6,519)	(21,690)	(6,094)
Over the counter financial derivative instruments	2,770	1,965	(521)
Short sales	0	1	8
Foreign currency	267	1,272	0
Net Change in Unrealized (Appreciation) Depreciation
Investments in securities	755,730	714,374	386,963
Investments in Affiliates	(728)	(1,975)	(1)
Exchange-traded or centrally cleared financial derivative instruments	(89,908)	(176,197)	(59,355)
Over the counter financial derivative instruments	(3,082)	(4,535)	1,048
Foreign currency assets and liabilities	(48)	(52)	0
Net amortization (accretion) on investments	(25,663)	(697)	981

Net Cash Provided by (Used for) Operating Activities	619,605	1,901,566	(50,091)

Cash Flows Received from (Used for) Financing Activities:

Proceeds from shares sold	1,777,388	1,654,004	1,486,046
Payments on shares redeemed	(1,901,634)	(1,825,546)	(1,280,056)
Cash distributions paid*	(677)	(11,148)	(7,210)
Proceeds from reverse repurchase agreements	56,384,159	245,600,214	26,671,728
Payments on reverse repurchase agreements	(56,643,118)	(247,422,795)	(26,835,595)
Proceeds from sale-buyback transactions	36,951,955	21,250,993	18,928,746
Payments on sale-buyback transactions	(37,189,035)	(21,146,109)	(18,913,547)

Net Cash Received from (Used for) Financing Activities	(620,962)	(1,900,387)	50,112

Net Increase (Decrease) in Cash and Foreign Currency	(1,357)	1,179	21

Cash and Foreign Currency:

Beginning of year	5,682	4,307	2,453
End of year	$4,325	$5,486	$2,474

* Reinvestment of distributions	$189,951	$422,182	$163,140

Supplemental Disclosure of Cash Flow Information:

Interest expense paid during the year	$2,841	$3,919	$1,590

†	A zero balance may reflect actual amounts rounding to less than one thousand.

A Statement of Cash Flows is presented when a Fund has a significant amount of borrowing during the year or period, based on the average total borrowing outstanding in relation to total assets or when substantially all of a Fund’s investments are not classified as Level 1 or 2 in the fair value hierarchy.

ANNUAL REPORT	|	MARCH 31, 2021	43

Schedule of Investments	PIMCO Dynamic Bond Fund

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 109.0%

LOAN PARTICIPATIONS AND ASSIGNMENTS 1.6%

AAdvantage Loyalty IP Ltd.
TBD% due 04/20/2028		$3,300	$3,381

Ahlstrom-Munksjo Oyj
TBD% due 03/11/2028		1,700	1,705

Brookfield Retail Holdings
2.609% (LIBOR03M + 2.500%) due 08/27/2025 ~		2,623	2,511

Caesars Resort Collection LLC
2.859% (LIBOR03M + 2.750%) due 12/23/2024 ~		698	688
4.609% (LIBOR03M + 4.500%) due 07/21/2025 ~		8,778	8,806

Carnival Corp.
8.500% (LIBOR03M + 7.500%) due 06/30/2025 ~		3,077	3,184

CommScope, Inc.
3.359% (LIBOR03M + 3.250%) due 04/06/2026 ~		4,477	4,457

Coty, Inc.
1.500% (EUR003M + 1.500%) due 04/05/2023 ~	EUR	4,690	5,358

Dell International LLC
2.000% (LIBOR03M + 1.750%) due 09/19/2025 ~		$190	191

IRB Holding Corp.
4.250% (LIBOR03M + 3.250%) due 12/15/2027 ~		6,477	6,471

Parexel International Corp.
2.859% (LIBOR03M + 2.750%) due 09/27/2024 ~		900	890

RegionalCare Hospital Partners Holdings, Inc.
3.859% (LIBOR03M + 3.750%) due 11/16/2025 ~		5,618	5,613

U.S. Foods, Inc.
1.859% (LIBOR03M + 1.750%) due 06/27/2023 ~		9,357	9,248

Zayo Group Holdings, Inc.
3.109% (LIBOR03M + 3.000%) due 03/09/2027 ~		7,680	7,628

Total Loan Participations and Assignments (Cost $59,861)			60,131

CORPORATE BONDS & NOTES 21.3%

BANKING & FINANCE 12.8%

AIA Group Ltd.
0.707% (US0003M + 0.520%) due 09/20/2021 ~		1,900	1,898

Ambac Assurance Corp.
5.100% due 12/31/2099 (i)		1	2

Ambac LSNI LLC
6.000% due 02/12/2023 •		4	4

American Assets Trust LP
3.375% due 02/01/2031		2,100	2,068

Aviation Capital Group LLC
1.141% (US0003M + 0.950%) due 06/01/2021 ~		3,900	3,900
5.500% due 12/15/2024		1,400	1,567

Banca Monte dei Paschi di Siena SpA
3.625% due 09/24/2024	EUR	900	1,117

Banco de Credito del Peru
4.650% due 09/17/2024	PEN	5,900	1,682

Banco Santander S.A.
1.849% due 03/25/2026		$5,000	4,993
2.958% due 03/25/2031		4,600	4,577

Bank of America Corp.
1.178% (US0003M + 0.960%) due 07/23/2024 ~		3,700	3,756
1.384% (US0003M + 1.160%) due 01/20/2023 ~		600	605
3.550% due 03/05/2024 •		5,100	5,382
4.125% due 01/22/2024		11,000	12,029

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Barclays Bank PLC
10.000% due 05/21/2021	GBP	25,675	$35,797

Barclays PLC
3.650% due 03/16/2025		$1,100	1,184
4.337% due 01/10/2028		800	889
4.338% due 05/16/2024 •		300	321
4.375% due 01/12/2026		900	1,004
4.836% due 05/09/2028		350	390
4.972% due 05/16/2029 •		1,900	2,187
7.875% due 03/15/2022 •(i)(j)		400	421
7.875% due 09/15/2022 •(i)(j)	GBP	200	297

BNP Paribas S.A.
4.400% due 08/14/2028		$6,000	6,844
4.705% due 01/10/2025 •		1,800	1,981

Citigroup, Inc.
1.178% (US0003M + 0.960%) due 04/25/2022 ~		1,800	1,815
4.044% due 06/01/2024 •		6,500	6,969

Cooperatieve Rabobank UA
1.055% (US0003M + 0.860%) due 09/26/2023 ~		2,600	2,638
6.625% due 06/29/2021 •(i)(j)	EUR	200	238

Corp. Andina de Fomento
3.950% due 10/15/2021 (h)	MXN	309,798	15,190

CPI Property Group S.A.
1.625% due 04/23/2027	EUR	100	120

Credit Suisse AG
6.500% due 08/08/2023 (j)		$11,393	12,573

Credit Suisse Group AG
3.750% due 03/26/2025		14,975	16,153
4.194% due 04/01/2031 •		250	272

Cromwell Ereit Lux Finco SARL
2.125% due 11/19/2025	EUR	2,300	2,784

Deutsche Bank AG
1.750% due 11/19/2030 •		600	730
2.129% due 11/24/2026 •(k)		$1,000	1,003
3.547% due 09/18/2031 •		5,600	5,789
3.729% due 01/14/2032 •(k)		1,700	1,650
3.961% due 11/26/2025 •		6,500	7,044
4.250% due 10/14/2021		20,050	20,425
5.000% due 02/14/2022		9,900	10,251

Doric Nimrod Air Alpha Pass-Through Trust
5.250% due 05/30/2025		2,251	2,240

Doric Nimrod Air Finance Alpha Ltd. Pass-Through Trust
5.125% due 11/30/2024		1,628	1,623

E*TRADE Financial Corp.
4.500% due 06/20/2028		5,000	5,713

Equinix, Inc.
0.250% due 03/15/2027	EUR	1,400	1,635

Fairfax Financial Holdings Ltd.
4.625% due 04/29/2030		$2,900	3,171

Ford Motor Credit Co. LLC
1.104% (US0003M + 0.880%) due 10/12/2021 ~		400	398
1.429% (US0003M + 1.235%) due 02/15/2023 ~		7,900	7,824
3.021% due 03/06/2024	EUR	100	123
3.375% due 11/13/2025		$2,500	2,546
3.377% (US0003M + 3.140%) due 01/07/2022 ~		800	810
3.550% due 10/07/2022		3,700	3,795
3.664% due 09/08/2024		1,428	1,481
4.535% due 03/06/2025	GBP	600	884
5.125% due 06/16/2025		$200	216

Goldman Sachs Group, Inc.
3.691% due 06/05/2028 •		16,100	17,626

HSBC Holdings PLC
2.633% due 11/07/2025 •		5,400	5,647
4.300% due 03/08/2026		400	448
4.583% due 06/19/2029 •		5,600	6,299
4.600% due 12/17/2030 •(i)(j)		2,800	2,776
5.875% due 09/28/2026 •(i)(j)	GBP	6,200	9,456
6.250% due 03/23/2023 •(i)(j)		$200	212

Intesa Sanpaolo SpA
3.250% due 09/23/2024		5,800	6,182
7.750% due 01/11/2027 •(i)(j)	EUR	1,700	2,447

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

JPMorgan Chase & Co.
3.220% due 03/01/2025 •		$4,000	$4,269
4.005% due 04/23/2029 •		500	558

Lloyds Banking Group PLC
3.500% due 04/01/2026 •	EUR	2,400	3,180
4.450% due 05/08/2025		$10,500	11,742
4.947% due 06/27/2025 •(i)(j)	EUR	1,000	1,278
7.625% due 06/27/2023 •(i)(j)	GBP	4,000	6,021
7.875% due 06/27/2029 •(i)(j)		1,000	1,739

Morgan Stanley
1.152% (US0003M + 0.930%) due 07/22/2022 ~		$1,700	1,704
1.413% (US0003M + 1.220%) due 05/08/2024 ~		1,300	1,321

MPT Operating Partnership LP
2.550% due 12/05/2023	GBP	3,600	5,042
3.692% due 06/05/2028		2,750	3,959

Nationwide Building Society
3.766% due 03/08/2024 •		$10,400	10,992
4.302% due 03/08/2029 •		13,500	14,957
4.363% due 08/01/2024 •		5,000	5,401

Natwest Group PLC
4.519% due 06/25/2024 •		600	648
4.892% due 05/18/2029 •		2,200	2,509
5.125% due 05/12/2027 •(i)(j)	GBP	1,700	2,468
8.000% due 08/10/2025 •(i)(j)		$900	1,057

NE Property BV
2.625% due 05/22/2023 (m)	EUR	5,415	6,595

OneMain Finance Corp.
5.625% due 03/15/2023		$1,200	1,274
6.125% due 03/15/2024		4,850	5,244

Park Aerospace Holdings Ltd.
5.250% due 08/15/2022		11	12

Park Intermediate Holdings LLC
7.500% due 06/01/2025		4,200	4,598

Piper Jaffray Cos.
4.740% due 10/15/2021		2,600	2,616
5.200% due 10/15/2023		3,600	3,614

QBE Insurance Group Ltd.
7.500% due 11/24/2043 •(j)		17,650	19,702

Santander Holdings USA, Inc.
3.244% due 10/05/2026		2,400	2,541

Santander UK Group Holdings PLC
3.823% due 11/03/2028 •		650	710

SBA Communications Corp.
3.875% due 02/15/2027		2,100	2,149

SMBC Aviation Capital Finance DAC
4.125% due 07/15/2023		1,500	1,598

UBS AG
7.625% due 08/17/2022 (j)		35,100	38,271

UBS Group AG
4.375% due 02/10/2031 •(i)(j)		800	791
5.750% due 02/19/2022 •(i)(j)	EUR	500	611

UniCredit SpA
4.134% (US0003M + 3.900%) due 01/14/2022 ~		$6,700	6,866
7.830% due 12/04/2023		14,700	17,143

Ursa Re Ltd.
3.765% (T-BILL 3MO + 3.750%) due 12/07/2027 ~		7,000	7,172

Virgin Money UK PLC
3.375% due 04/24/2026 •	GBP	300	437
4.000% due 09/25/2026 •		1,500	2,251
4.000% due 09/03/2027 •		300	455

Wells Fargo & Co.
3.584% due 05/22/2028 •		$4,950	5,401

Weyerhaeuser Co.
4.000% due 04/15/2030		5,100	5,642

			498,629

INDUSTRIALS 6.7%

Altice France Holding S.A.
4.000% due 02/15/2028 (m)	EUR	2,200	2,434

44	PIMCO BOND FUNDS	See Accompanying Notes

March 31, 2021

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

American Airlines Pass-Through Trust
3.350% due 04/15/2031		$1,902	$1,927
3.575% due 07/15/2029		628	638
3.650% due 02/15/2029		805	814
3.700% due 04/01/2028		1,490	1,482

B.C. Unlimited Liability Co.
4.250% due 05/15/2024		1,601	1,621

Bayer U.S. Finance LLC
4.250% due 12/15/2025		2,200	2,450

Bellis Acquisition Co. PLC
3.250% due 02/16/2026	GBP	7,600	10,537

Boeing Co.
1.950% due 02/01/2024		$4,400	4,511

Bombardier, Inc.
6.000% due 10/15/2022		500	501
6.125% due 01/15/2023		700	730
7.875% due 04/15/2027		900	884

Broadcom, Inc.
4.110% due 09/15/2028		26	28

Caesars Entertainment, Inc.
6.250% due 07/01/2025		700	747

Caesars Resort Collection LLC
5.750% due 07/01/2025		1,800	1,902

Cargo Aircraft Management, Inc.
4.750% due 02/01/2028		1,200	1,241

Carnival Corp.
11.500% due 04/01/2023		9,000	10,329

CCO Holdings LLC
5.000% due 02/01/2028		2,900	3,070

Centene Corp.
4.250% due 12/15/2027		1,700	1,790

Charter Communications Operating LLC
3.500% due 06/01/2041		2,200	2,089
4.464% due 07/23/2022		600	626
4.500% due 02/01/2024		600	657
4.908% due 07/23/2025		15,700	17,808

Cheniere Corpus Christi Holdings LLC
5.125% due 06/30/2027		9,500	10,875
5.875% due 03/31/2025		1,800	2,053

Chesapeake Energy Corp.
5.500% due 02/01/2026		700	730
5.875% due 02/01/2029		300	319

Clear Channel Worldwide Holdings, Inc.
9.250% due 02/15/2024		1,721	1,794

Community Health Systems, Inc.
5.625% due 03/15/2027		1,300	1,363
6.625% due 02/15/2025		200	212

Constellation Oil Services Holding S.A. (10.000% PIK)
10.000% due 11/09/2024 ^(c)(d)		2,849	720

Continental Airlines Pass-Through Trust
6.703% due 12/15/2022		38	38

Cornerstone Building Brands, Inc.
8.000% due 04/15/2026		2,000	2,085

CVS Health Corp.
3.500% due 07/20/2022		500	518

DAE Funding LLC
1.625% due 02/15/2024		2,500	2,497
2.625% due 03/20/2025		3,400	3,430
5.000% due 08/01/2024		200	206

Dell International LLC
6.020% due 06/15/2026		2,250	2,666

Delta Air Lines, Inc.
4.500% due 10/20/2025		1,300	1,388

Enbridge, Inc.
0.689% (US0003M + 0.500%) due 02/18/2022 ~		12,100	12,136

EQT Corp.
7.625% due 02/01/2025 (m)		2,300	2,650

Equifax, Inc.
1.064% (US0003M + 0.870%) due 08/15/2021 ~		1,200	1,203

Exela Intermediate LLC
10.000% due 07/15/2023		1,300	473

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Expedia Group, Inc.
6.250% due 05/01/2025		$484	$560

Fraport AG Frankfurt Airport Services Worldwide
1.625% due 07/09/2024	EUR	300	362

Gap, Inc.
8.625% due 05/15/2025		$2,400	2,691
8.875% due 05/15/2027		300	351

General Mills, Inc.
1.233% (US0003M + 1.010%) due 10/17/2023 ~		400	406

Hasbro, Inc.
2.600% due 11/19/2022		3,200	3,302

Hewlett Packard Enterprise Co.
0.958% (US0003M + 0.720%) due 10/05/2021 ~		5,700	5,701

Hilton Domestic Operating Co., Inc.
3.625% due 02/15/2032		3,500	3,402
3.750% due 05/01/2029		11,500	11,407

IHO Verwaltungs GmbH (3.750% Cash or 4.500% PIK)
3.750% due 09/15/2026 (c)	EUR	3,600	4,322

INEOS Styrolution Group GmbH
2.250% due 01/16/2027		3,800	4,350

Intelsat Jackson Holdings S.A.
8.500% due 10/15/2024 ^(d)		$2,300	1,448

JetBlue Pass-Through Trust
4.000% due 05/15/2034		500	541

Kraft Heinz Foods Co.
5.000% due 07/15/2035		100	115

Melco Resorts Finance Ltd.
5.375% due 12/04/2029		5,600	5,963

Mileage Plus Holdings LLC
6.500% due 06/20/2027		3,400	3,732

NCL Corp. Ltd.
10.250% due 02/01/2026		5,500	6,467
12.250% due 05/15/2024		5,800	7,033

Nissan Motor Co. Ltd.
2.652% due 03/17/2026	EUR	300	382
3.043% due 09/15/2023		$7,500	7,851
4.345% due 09/17/2027		2,300	2,503

Ovintiv Exploration, Inc.
5.375% due 01/01/2026		5,100	5,625

Penske Truck Leasing Co. LP
3.950% due 03/10/2025		3,400	3,714

Petroleos Mexicanos
5.950% due 01/28/2031		2,200	2,116

Petronas Capital Ltd.
3.500% due 04/21/2030		2,100	2,251

RCS & RDS S.A.
2.500% due 02/05/2025	EUR	1,300	1,521

Royal Caribbean Cruises Ltd.
10.875% due 06/01/2023		$2,600	2,996

Sabine Pass Liquefaction LLC
5.000% due 03/15/2027		1,407	1,603

Sands China Ltd.
5.125% due 08/08/2025		7,700	8,627
5.400% due 08/08/2028		1,500	1,717

Six Flags Theme Parks, Inc.
7.000% due 07/01/2025		2,500	2,708

Sprint Spectrum Co. LLC
4.738% due 09/20/2029		5,600	6,013

Standard Industries, Inc.
2.250% due 11/21/2026	EUR	2,600	3,103

T-Mobile USA, Inc.
2.250% due 11/15/2031		$1,400	1,332
3.875% due 04/15/2030		2,100	2,282

Transocean, Inc.
7.250% due 11/01/2025		6,475	4,176
7.500% due 01/15/2026		700	446
8.000% due 02/01/2027		200	119

U.S. Airways Pass-Through Trust
3.950% due 05/15/2027		348	343

Unigel Luxembourg S.A.
8.750% due 10/01/2026		3,700	4,001

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

United Airlines Pass-Through Trust
2.700% due 11/01/2033		$493	$480
5.875% due 04/15/2029		3,611	4,011

Virgin Media Secured Finance PLC
4.250% due 01/15/2030	GBP	4,300	5,953

Zimmer Biomet Holdings, Inc.
1.164% due 11/15/2027	EUR	1,700	2,064
3.150% due 04/01/2022		$3,000	3,065
3.375% due 11/30/2021		200	202

			259,529

UTILITIES 1.8%

AT&T, Inc.
4.300% due 02/15/2030		105	118

Duke Energy Corp.
0.827% (US0003M + 0.650%) due 03/11/2022 ~		7,000	7,032

NextEra Energy Capital Holdings, Inc.
0.908% (US0003M + 0.720%) due 02/25/2022 ~		4,050	4,071
1.950% due 09/01/2022		3,800	3,884

Pacific Gas & Electric Co.
1.573% (US0003M + 1.375%) due 11/15/2021 ~		6,800	6,814
3.150% due 01/01/2026		1,500	1,564
3.300% due 12/01/2027		1,000	1,046
3.400% due 08/15/2024		200	212
3.450% due 07/01/2025		300	318
3.500% due 06/15/2025		200	212
3.950% due 12/01/2047		600	554
4.250% due 08/01/2023		1,100	1,174
4.300% due 03/15/2045		700	683
4.450% due 04/15/2042		400	396
4.500% due 07/01/2040		200	203
4.550% due 07/01/2030		1,000	1,085

Petrobras Global Finance BV
5.999% due 01/27/2028		24,110	26,521
6.625% due 01/16/2034	GBP	1,200	1,855
6.850% due 06/05/2115		$200	206

Rio Oil Finance Trust
8.200% due 04/06/2028		388	443
9.250% due 07/06/2024		116	129

Sprint Corp.
7.625% due 03/01/2026		6,600	8,093

Systems Energy Resources, Inc.
2.140% due 12/09/2025		700	684

Transocean Proteus Ltd.
6.250% due 12/01/2024		1,530	1,457

			68,754

Total Corporate Bonds & Notes (Cost $801,066)			826,912

CONVERTIBLE BONDS & NOTES 0.5%

INDUSTRIALS 0.5%

Royal Caribbean Cruises Ltd.
4.250% due 06/15/2023		4,400	6,206

Southwest Airlines Co.
1.250% due 05/01/2025		7,500	12,914

Total Convertible Bonds & Notes (Cost $11,900)			19,120

MUNICIPAL BONDS & NOTES 1.1%

CALIFORNIA 0.1%

California State General Obligation Bonds, Series 2017
0.899% (US0001M + 0.780%) due 04/01/2047 ~		3,030	3,033

ILLINOIS 0.1%

Chicago, Illinois General Obligation Bonds, Series 2015
7.750% due 01/01/2042		271	300

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2021	45

Schedule of Investments	PIMCO Dynamic Bond Fund	(Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Illinois State General Obligation Bonds, (BABs), Series 2010
7.350% due 07/01/2035	$1,100	$1,367

		1,667

PUERTO RICO 0.0%

Commonwealth of Puerto Rico General Obligation Bonds, Series 2006
5.250% due 07/01/2026 ^(d)	275	242

Commonwealth of Puerto Rico General Obligation Bonds, Series 2011
5.750% due 07/01/2041 ^(d)	155	134

Commonwealth of Puerto Rico General Obligation Bonds, Series 2012
5.500% due 07/01/2026 ^(d)	120	101

Commonwealth of Puerto Rico General Obligation Notes, Series 2012
5.000% due 07/01/2021 ^(d)	280	233

		710

WASHINGTON 0.7%

Energy Northwest, Washington Revenue Bonds, Series 2012
3.103% due 07/01/2023	4,300	4,550

Energy Northwest, Washington Revenue Notes, Series 2012
2.803% due 07/01/2021	8,500	8,553
2.953% due 07/01/2022	15,000	15,484

		28,587

WEST VIRGINIA 0.2%

Tobacco Settlement Finance Authority, West Virginia Revenue Bonds, Series 2007
0.000% due 06/01/2047 (g)	34,905	3,673

Tobacco Settlement Finance Authority, West Virginia Revenue Bonds, Series 2020
3.401% due 06/01/2034	400	407
3.501% due 06/01/2035	400	406

Tobacco Settlement Finance Authority, West Virginia Revenue Notes, Series 2020
0.947% due 06/01/2022	510	513
1.193% due 06/01/2023	620	628
1.497% due 06/01/2024	600	612
1.820% due 06/01/2026	200	201

		6,440

Total Municipal Bonds & Notes (Cost $38,007)		40,437

U.S. GOVERNMENT AGENCIES 29.3%

Fannie Mae
0.178% due 12/25/2036 •	29	29
0.229% due 03/25/2034 •	22	22
0.248% due 03/25/2036 •	10	10
0.259% due 08/25/2034 •	10	10
0.459% due 03/25/2037 - 05/25/2042 •	105	105
0.558% due 10/18/2030 •	1	1
0.658% due 04/18/2032 •	19	19
1.009% due 04/25/2032 •	1	1
1.579% due 08/01/2042 - 10/01/2044 •	130	134
1.592% due 12/25/2042 ~(a)	16,743	903
1.625% due 11/25/2023 •	6	6
1.798% due 06/25/2050 ~(a)	17,441	997
1.801% due 12/01/2034 •	13	13
1.920% due 12/01/2034 •	6	6
2.000% due 02/01/2036 •	38	39
2.112% due 12/01/2035 •	1	1
2.190% due 07/25/2043 •(a)	12,684	1,884
2.201% due 09/01/2034 •	3	3
2.300% due 01/01/2036 •	69	74
2.314% due 05/25/2035 ~	8	9
2.321% due 03/01/2036 •	95	96
2.378% due 09/01/2039 •	16	16

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.440% due 09/01/2031 •	$8	$8
2.476% due 08/01/2029 •	7	7
2.614% due 11/01/2034 •	109	116
2.846% due 05/01/2036 •	49	52
3.000% due 09/25/2026 (a)	1,339	30
3.274% due 05/01/2036 •	3	3
4.000% due 06/25/2050 (a)	13,041	2,258
4.060% due 12/01/2036 •	6	6
4.109% due 08/01/2028 •	1	1
5.000% due 01/25/2035	8	9
5.000% due 06/25/2041 (a)	928	155
5.110% due 01/25/2032 þ	18	19
5.720% due 02/25/2033 þ	84	98
5.750% due 08/25/2033	33	38
5.929% due 11/25/2046 ~(a)	9,633	1,189
6.000% due 01/25/2033 - 07/25/2044	128	148
6.089% due 10/25/2031 þ	27	29
6.091% due 06/25/2048 •(a)	15,494	2,840
6.491% due 01/25/2041 •(a)	3,279	256
7.500% due 09/25/2022 - 06/25/2032	13	15

Fannie Mae, TBA
3.000% due 06/01/2051	251,828	262,216

Federal Housing Administration
7.430% due 02/01/2023	1	1

Freddie Mac
0.456% due 12/15/2029 •	30	30
0.473% due 08/15/2040 •	971	975
0.606% due 01/15/2032 •	4	4
1.482% due 10/25/2021 ~(a)	30,134	48
1.500% due 02/25/2036 (a)	21,397	1,286
1.659% due 07/25/2044 •	1,180	1,192
2.000% due 01/25/2051 (a)	6,188	541
2.011% due 09/01/2035 •	4	4
2.348% due 12/01/2032 •	1	1
2.365% due 09/01/2035 •	2	2
2.429% due 08/01/2035 •	3	3
2.533% due 03/01/2036 •	19	19
3.000% due 12/15/2047 (a)	7,402	957
3.500% due 12/15/2047 - 06/15/2049 (a)	14,423	1,804
4.000% due 07/01/2047 - 10/01/2047	181	195
4.000% due 06/15/2049 (a)	9,599	1,668
4.744% due 07/25/2033 ~	2	2
5.000% due 02/15/2048 (a)	515	104
5.500% due 09/15/2039	50	56
5.891% due 04/25/2048 - 11/25/2049 •(a)	31,190	8,068
6.000% due 05/15/2035	83	98
6.500% due 10/25/2043	53	62
6.555% due 09/25/2029 ~	33	36
7.000% due 07/25/2043	34	41
7.002% due 11/25/2030 þ	4	4
7.500% due 08/15/2030 - 03/25/2044	63	78
8.610% due 12/25/2030 þ	104	116

Ginnie Mae
0.411% due 05/20/2037 •	384	385
2.125% due 10/20/2027 - 10/20/2029 •	20	20
2.250% (H15T1Y + 1.500%) due 09/20/2023 - 09/20/2026 ~	10	11
2.250% due 07/20/2030 •	12	12
2.875% (H15T1Y + 1.500%) due 06/20/2021 ~	1	1
2.875% due 04/20/2030 •	8	8
3.000% (H15T1Y + 1.500%) due 02/20/2024 - 01/20/2026 ~	13	13
3.000% due 01/20/2027 •	26	26
5.000% due 03/15/2039 - 05/15/2039	745	866
5.500% due 10/15/2034 - 03/15/2035	53	60
5.939% due 08/20/2049 - 09/20/2049 •(a)	29,143	5,191
6.000% due 06/20/2038	19	21
8.000% due 03/20/2030	9	11
8.500% due 04/20/2030 - 07/20/2030	1	1

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Ginnie Mae, TBA
2.000% due 05/01/2051	$4,100	$4,133
2.500% due 05/01/2051	3,500	3,605

Small Business Administration
4.340% due 03/01/2024	15	15
4.760% due 09/01/2025	21	22
5.600% due 09/01/2028	92	101
6.220% due 12/01/2028	88	98

Uniform Mortgage-Backed Security
3.000% due 03/01/2050	128,997	135,345
3.500% due 10/01/2040 - 06/01/2048	14,990	15,990
4.000% due 05/01/2047 - 04/01/2048	20,906	22,428
6.500% due 06/01/2036 - 09/01/2038	1,491	1,744

Uniform Mortgage-Backed Security, TBA
2.000% due 06/01/2051	47,500	47,231
2.500% due 05/01/2051 - 06/01/2051	274,500	280,722
3.000% due 04/01/2051 - 05/01/2051	309,872	322,848
3.500% due 05/01/2051	1,000	1,057

Total U.S. Government Agencies (Cost $1,137,603)		1,133,231

U.S. TREASURY OBLIGATIONS 21.1%

U.S. Treasury Bonds
1.375% due 08/15/2050	7,400	5,777
1.625% due 11/15/2050	3,600	3,001
2.500% due 02/15/2045	20	20

U.S. Treasury Inflation Protected Securities (h)
0.125% due 04/15/2021 (o)	80,779	80,944
0.125% due 01/15/2030	8,743	9,467
0.125% due 07/15/2030	6,937	7,536
0.250% due 01/15/2025 (o)	18,993	20,637
0.375% due 07/15/2027	27,372	30,374
0.750% due 07/15/2028	4,897	5,588
0.875% due 01/15/2029	27,346	31,380
1.750% due 01/15/2028	15,356	18,479
2.375% due 01/15/2025	20,813	24,389
2.375% due 01/15/2027	53,823	65,932
2.500% due 01/15/2029	6,992	8,952

U.S. Treasury Notes
0.375% due 11/30/2025	27,300	26,708
0.625% due 08/15/2030	3,400	3,082
0.875% due 11/15/2030	59,600	55,130
1.250% due 08/31/2024	83,300	85,482
1.500% due 02/15/2030	43,000	42,481
1.625% due 02/15/2026 (o)(q)	7,210	7,458
1.750% due 01/31/2023 (o)	700	721
1.875% due 08/31/2024 (o)	19,690	20,628
2.000% due 04/30/2024 (o)	40	42
2.000% due 02/15/2025 (o)(q)	2,400	2,528
2.125% due 03/31/2024 (o)	12,052	12,689
2.125% due 11/30/2024 (o)	10,460	11,059
2.125% due 05/15/2025 (o)(q)	1,485	1,572
2.250% due 01/31/2024 (o)(q)	9,520	10,041
2.250% due 11/15/2024 (o)	71,718	76,129
2.375% due 08/15/2024 (o)(q)	72,390	77,063
2.375% due 05/15/2029	550	585
2.500% due 01/31/2024	37,540	39,856
2.500% due 05/15/2024 (o)	18,400	19,616
2.625% due 02/15/2029	3,310	3,581
2.875% due 11/30/2023 (o)(q)	9,570	10,232

Total U.S. Treasury Obligations (Cost $790,586)		819,159

NON-AGENCY MORTGAGE-BACKED SECURITIES 8.0%

Adjustable Rate Mortgage Trust
0.369% due 03/25/2036 •	266	187
3.201% due 09/25/2035 ^~	6	5
3.237% due 10/25/2035 ^~	480	473

American Home Mortgage Assets Trust
0.489% due 05/25/2046 ^•	384	344
1.179% due 11/25/2046 •	9,258	4,153
1.229% due 10/25/2046 •	173	167

46	PIMCO BOND FUNDS	See Accompanying Notes

March 31, 2021

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

American Home Mortgage Investment Trust
1.701% due 09/25/2045 •	$60	$60

Banc of America Funding Trust
0.319% due 04/25/2037 ^•	326	305
0.431% due 02/20/2047 •	1,429	1,608
0.491% due 10/20/2036 •	381	321
0.509% due 05/25/2037 ^•	210	193
0.671% due 06/20/2047 •	1,150	1,065
2.802% due 10/20/2046 ^~	1,045	951
2.976% due 06/20/2037 ^~	67	64
5.500% due 09/25/2034	661	654
5.806% due 03/25/2037 ^~	9	10
5.878% due 10/25/2036 ^~	226	223
6.000% due 08/25/2037 ^	589	565

Banc of America Mortgage Trust
2.527% due 02/25/2034 ~	34	35
3.774% due 05/25/2034 ~	91	93

BCAP LLC Trust
1.340% due 11/26/2046 •	837	845
5.250% due 02/26/2036 ~	1,672	1,059
5.250% due 06/26/2037	578	576
13.519% due 02/26/2036 ~	532	206
14.987% due 06/26/2036 ~	492	314
16.960% due 04/26/2037 ~	467	211

Bear Stearns Adjustable Rate Mortgage Trust
2.358% due 04/25/2034 ~	30	30
2.625% due 10/25/2034 ~	33	34
2.664% due 05/25/2034 ~	11	10
2.772% due 01/25/2034 ~	174	181
2.826% due 02/25/2033 ~	3	3
2.902% due 11/25/2034 ~	67	64
3.136% due 11/25/2034 ~	2	2
3.180% due 05/25/2034 ~	18	18
3.220% due 08/25/2035 ^~	52	52
3.549% due 08/25/2035 ~	67	65

Bear Stearns ALT-A Trust
0.429% due 08/25/2036 ^•	1,304	1,222
0.449% due 08/25/2036 ^•	568	532
0.509% due 02/25/2034 •	73	70
0.549% due 04/25/2036 ^•	1,757	2,312
2.726% due 01/25/2036 ^~	970	1,012
2.762% due 05/25/2035 ~	1,604	1,645
2.821% due 03/25/2036 ^~	289	257
3.008% due 03/25/2036 ~	1,113	764
3.042% due 08/25/2036 ^~	14	11
3.044% due 11/25/2035 ^~	98	86
3.393% due 11/25/2036 ^~	457	315

Bear Stearns Mortgage Funding Trust
0.299% due 01/25/2037 •	1,714	1,612

Chase Mortgage Finance Trust
2.746% due 06/25/2035 ~	30	30
2.811% due 02/25/2037 ~	29	29

ChaseFlex Trust
0.409% due 07/25/2037 •	511	471
6.000% due 02/25/2037 ^	628	368

ChaseFlex Trust Multi-Class Mortgage Pass-Through Certificates Trust
4.126% due 08/25/2037 ^þ	1,866	1,796

Chevy Chase Funding LLC Mortgage-Backed Certificates
0.339% due 05/25/2036 •	747	715

Citicorp Mortgage Securities Trust
5.500% due 04/25/2037	15	16
6.000% due 09/25/2037	133	136

Citigroup Commercial Mortgage Trust
2.690% due 04/10/2046	26	27

Citigroup Global Markets Mortgage Securities, Inc.
0.609% due 05/25/2032 •	51	48

Citigroup Mortgage Loan Trust
2.520% due 11/25/2035 •	484	474
2.912% due 11/25/2036 ^~	388	375
3.056% due 08/25/2035 ~	323	336
3.056% due 08/25/2035 ^~	34	29
3.392% due 09/25/2037 ^~	1,727	1,572

Citigroup Mortgage Loan Trust, Inc.
1.940% due 09/25/2035 •	138	141
2.261% due 02/25/2034 ~	38	39

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

CitiMortgage Alternative Loan Trust
6.000% due 06/25/2037 ^	$464	$465

Countrywide Alternative Loan Resecuritization Trust
6.000% due 05/25/2036 ^	485	385

Countrywide Alternative Loan Trust
0.249% due 04/25/2047 •	2,970	2,685
0.279% due 01/25/2037 ^•	9	12
0.309% due 06/25/2037 •	17	16
0.349% due 06/25/2036 •	790	793
0.459% due 05/25/2036 ^•	1,102	519
0.459% due 05/25/2037 ^•	41	14
0.479% due 02/25/2037 ^•	9,356	2,370
0.489% due 09/25/2046 ^•	86	84
0.509% due 05/25/2036 ^•	1,395	1,154
0.559% due 09/25/2035 ^•	2,773	1,876
0.571% due 07/20/2035 •	27	27
0.609% due 12/25/2035 ^•	2,773	1,424
0.609% due 05/25/2037 ^•	989	366
0.609% due 09/25/2046 ^•	810	676
0.669% due 12/25/2035 •	329	327
0.751% due 11/20/2035 •	2,231	2,082
0.809% due 05/25/2036 •	1,304	603
0.819% due 07/25/2036 ^•	1,035	395
0.859% due 08/25/2035 ^•	71	61
0.909% due 12/25/2035 ^•	487	403
1.009% due 12/25/2036 ^•	5,161	1,939
1.739% due 01/25/2036 •	760	764
2.746% due 10/25/2035 ^~	307	296
3.452% due 06/25/2037 ^~	118	109
5.250% due 06/25/2035 ^	16	16
5.500% due 04/25/2035	403	408
5.500% due 10/25/2035 ^	291	231
5.500% due 11/25/2035 ^	1,497	1,169
5.500% due 12/25/2035 ^	224	170
5.500% due 01/25/2036	265	217
5.500% due 03/25/2036 ^	49	31
5.750% due 07/25/2035 ^	1,560	1,304
6.000% due 04/25/2036 ^	694	442
6.000% due 01/25/2037 ^	856	671
6.000% due 02/25/2037 ^	2,386	1,688
6.000% due 03/25/2037 ^	806	481
6.000% due 08/25/2037 ^	569	411
6.250% due 11/25/2036 ^	475	419
6.500% due 09/25/2037 ^	1,213	734

Countrywide Home Loan Mortgage Pass-Through Trust
0.689% due 04/25/2035 •	2	2
0.749% due 03/25/2035 •	114	113
0.769% due 02/25/2035 •	50	50
0.849% due 02/25/2035 •	818	760
0.869% due 09/25/2034 •	3	3
2.109% due 02/20/2036 ^•	706	711
2.195% due 02/20/2036 ^•	226	201
2.440% due 09/25/2034 ^~	14	12
2.629% due 07/25/2034 ~	109	110
2.743% due 12/25/2033 ~	16	17
2.769% due 11/25/2034 ~	37	38
2.995% due 06/20/2035 ~	5	5
3.044% due 03/25/2037 ^~	98	92
3.115% due 08/25/2034 ^~	3	3
3.115% due 08/25/2034 ~	50	50
5.500% due 11/25/2035 ^	62	50
5.500% due 07/25/2037 ^	510	353
5.750% due 07/25/2037 ^	2,224	1,732
5.750% due 08/25/2037	8,520	6,723
6.000% due 02/25/2036 ^	487	323
6.000% due 03/25/2036 ^	4	3

Countrywide Home Loan Reperforming REMIC Trust
0.449% due 06/25/2035 •	889	852
0.509% due 11/25/2034 •	21	20

Credit Suisse First Boston Mortgage Securities Corp.
0.798% due 03/25/2032 ~	56	54
6.000% due 01/25/2036 ^	863	666

Credit Suisse First Boston Mortgage-Backed Pass-Through Certificates
2.595% due 07/25/2033 ~	3	3
7.000% due 02/25/2034	157	161

Credit Suisse Mortgage Capital Certificates
2.962% due 08/27/2046 ~	36	36
3.180% due 07/27/2037 ~	1,929	2,027

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Credit Suisse Mortgage Capital Mortgage-Backed Trust
6.250% due 08/25/2036 ^		$394	$254
7.000% due 08/25/2037 ^~		911	727

Deutsche ALT-A Securities, Inc.
0.409% due 04/25/2037 •		464	328

Deutsche ALT-A Securities, Inc. Mortgage Loan Trust
0.209% due 08/25/2037 ^•		402	336
0.349% due 08/25/2036 ^•		1,817	1,763

Downey Savings & Loan Association Mortgage Loan Trust
0.630% due 08/19/2045 •		12	11
1.179% due 03/19/2046 ^•		505	455

EMF-NL Prime BV
0.248% due 04/17/2041 •	EUR	3,408	3,844

Eurosail PLC
0.948% due 10/17/2040 •		1,490	1,757

First Horizon Alternative Mortgage Securities Trust
2.368% due 04/25/2036 ^~		$328	312
2.582% due 06/25/2036 ^~		430	399
2.629% due 01/25/2036 ^~		2,924	2,079
2.859% due 03/25/2035 ~		24	19

First Horizon Mortgage Pass-Through Trust
3.263% due 08/25/2035 ~		119	98

GreenPoint Mortgage Funding Trust
0.549% due 06/25/2045 •		9	8
0.649% due 11/25/2045 •		72	65

GreenPoint Mortgage Funding Trust Pass-Through Certificates
2.684% due 10/25/2033 ~		13	14

Grifonas Finance PLC
0.000% due 08/28/2039 •	EUR	499	571

GS Mortgage Securities Trust
3.135% due 06/10/2046		$310	324

GSMPS Mortgage Loan Trust
0.459% due 03/25/2035 •		44	41

GSR Mortgage Loan Trust
1.840% due 03/25/2033 •		10	10
2.876% due 06/25/2034 ~		63	63
5.750% due 03/25/2036 ^		227	234
5.750% due 01/25/2037 ^		468	398
6.000% due 02/25/2036 ^		1,433	882
6.000% due 03/25/2037 ^		988	771
6.000% due 05/25/2037 ^		309	284
6.500% due 09/25/2036 ^		340	213

HarborView Mortgage Loan Trust
0.290% due 11/19/2036 •		128	130
0.290% due 11/19/2046 ^•		36	31
0.590% due 06/19/2035 •		40	40
0.610% due 01/19/2036 •		1,182	857
0.670% due 02/19/2036 •		794	568
0.731% due 11/19/2035 •		830	770
0.930% due 11/19/2034 ^•		494	449
1.610% due 10/19/2035 •		466	375
2.188% due 04/19/2034 ~		4	4
2.307% due 06/19/2045 ^•		2,672	1,574

HomeBanc Mortgage Trust
3.043% due 04/25/2037 ^~		7,510	7,204

Impac CMB Trust
0.769% due 03/25/2035 •		84	86

Impac Secured Assets Trust
0.459% due 05/25/2036 •		86	86

Impact Funding Affordable Multifamily Housing Mortgage Loan Trust
5.314% due 01/25/2051		266	285

IndyMac Mortgage Loan Trust
0.269% due 04/25/2037 •		379	357
0.299% due 09/25/2046 •		25	23
0.309% due 11/25/2046 •		363	345
0.359% due 02/25/2037 •		1,741	1,394
2.910% due 12/25/2034 ~		299	310
2.911% due 10/25/2034 ~		903	920
3.009% due 12/25/2036 ^~		30	29
3.030% due 06/25/2037 ^~		613	511
3.043% due 01/25/2036 ^~		324	320
3.102% due 01/25/2036 ~		739	733
3.501% due 06/25/2036 ~		700	690

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2021	47

Schedule of Investments	PIMCO Dynamic Bond Fund	(Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

JP Morgan Alternative Loan Trust
0.289% due 06/25/2037 •	$5,380	$3,847
0.389% due 03/25/2037 •	674	692
0.628% due 06/27/2037 •	325	267
3.424% due 05/25/2037 ^~	1,066	995
5.500% due 11/25/2036 ^~	1	1
5.692% due 05/26/2037 ~	4,112	3,463
6.310% due 08/25/2036 ^þ	1,643	1,605

JP Morgan Chase Commercial Mortgage Securities Trust
2.554% due 04/15/2046	117	120
3.414% due 01/15/2046	23	24

JP Morgan Mortgage Trust
2.149% due 11/25/2033 ~	5	5
2.785% due 04/25/2036 ^~	177	162
2.920% due 11/25/2035 ^~	274	255
3.112% due 04/25/2037 ^~	32	28
3.171% due 07/25/2035 ~	18	18
3.426% due 05/25/2034 ~	51	52
5.750% due 01/25/2036 ^	928	636
6.000% due 08/25/2037 ^	12	9
6.250% due 07/25/2036 ^	1,424	906
6.500% due 01/25/2036 ^	474	365
6.500% due 08/25/2036 ^	1,640	948

Lehman XS Trust
0.509% due 08/25/2046 •	1,768	1,742
0.569% due 04/25/2046 ^•	1,166	1,211

MASTR Adjustable Rate Mortgages Trust
0.709% due 05/25/2047 ^•	407	713
2.851% due 05/25/2034 ~	85	87
3.178% due 11/21/2034 ~	25	25

MASTR Seasoned Securitization Trust
3.520% due 10/25/2032 ~	14	14

Mellon Residential Funding Corp. Mortgage Pass-Through Certificates
0.806% due 11/15/2031 •	53	54

Mellon Residential Funding Corp. Mortgage Pass-Through Trust
0.546% due 12/15/2030 •	113	112

Merrill Lynch Mortgage Investors Trust
0.769% due 06/25/2028 •	1	1
0.818% due 11/25/2029 ~(a)	1,095	19
0.869% due 08/25/2035 •	183	184
1.925% due 02/25/2033 ~	12	12
2.101% due 02/25/2036 ~	582	616
2.771% due 03/25/2036 ^~	866	565
3.868% due 05/25/2033 ~	3	3

Morgan Stanley Bank of America Merrill Lynch Trust
2.469% due 02/15/2046	48	49
2.657% due 05/15/2046	53	54
2.825% due 08/15/2045	24	24
3.912% due 07/15/2046 ~	18	19

Morgan Stanley Mortgage Loan Trust
0.369% due 03/25/2036 •	305	235
2.000% due 06/25/2036 ~	2,724	2,813
2.077% due 06/25/2036 ~	20	21
2.510% due 12/25/2037 ~	1,505	1,189
2.578% due 08/25/2034 ~	153	160
2.681% due 07/25/2035 ^~	95	89
3.014% due 07/25/2035 ~	132	129
3.039% due 08/25/2034 ~	14	14

NAAC Reperforming Loan REMIC Trust Certificates
6.500% due 02/25/2035 ^	577	575

New Residential Mortgage Loan Trust
2.750% due 07/25/2059 ~	13,236	13,817
2.750% due 11/25/2059 ~	20,721	21,630

Nomura Asset Acceptance Corp. Alternative Loan Trust
0.529% due 06/25/2037 •	4,731	4,026
2.331% due 10/25/2035 ~	396	398
3.295% due 08/25/2035 ~	128	133

Opteum Mortgage Acceptance Corp. Asset-Backed Pass-Through Certificates
0.869% due 12/25/2035 •	2,937	2,957
5.675% due 12/25/2035 ~	8	8

Prime Mortgage Trust
0.509% due 02/25/2034 •	2	2
5.500% due 06/25/2036 ^	25	25

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

RBSGC Structured Trust
5.500% due 11/25/2035 ^~		$2,999	$2,907

RBSSP Resecuritization Trust
0.370% due 08/27/2037 •		980	968
0.610% due 06/27/2036 •		7,368	6,825

Residential Accredit Loans, Inc. Trust
0.249% due 01/25/2037 •		813	805
0.294% due 12/25/2036 •		92	89
0.359% due 02/25/2036 ^•		207	149
0.359% due 08/25/2037 •		68	64
0.469% due 05/25/2036 •		1,240	1,163
0.509% due 11/25/2036 ^•		273	192
0.909% due 10/25/2045 •		160	139
3.541% due 02/25/2035 ^~		639	544
3.581% due 12/26/2034 ^~		213	132
4.254% due 01/25/2036 ^~		1,573	1,414
4.361% due 09/25/2035 ^~		116	101
5.726% due 09/25/2037 ~		9,394	8,135
6.000% due 06/25/2036 ^		251	240
6.500% due 09/25/2037 ^		336	325

Residential Asset Securitization Trust
0.509% due 01/25/2046 ^•		1,661	579
0.559% due 02/25/2034 •		75	69
5.500% due 09/25/2035 ^		101	73
5.500% due 12/25/2035 ^		277	201
5.750% due 02/25/2036 ^		916	596
6.000% due 07/25/2036		438	348
6.000% due 07/25/2037 ^		1,418	786

Residential Funding Mortgage Securities, Inc. Trust
3.861% due 02/25/2036 ^~		338	316
4.139% due 09/25/2036 ^~		19	11
6.000% due 10/25/2036 ^		459	440
6.500% due 03/25/2032		14	14

RMAC Securities PLC
0.230% due 06/12/2044 •	GBP	674	897

Securitized Asset Sales, Inc.
2.362% due 11/26/2023 ~		$15	14

Sequoia Mortgage Trust
0.831% due 11/22/2024 •		1	1
3.112% due 09/20/2046 ^~		60	47

Structured Adjustable Rate Mortgage Loan Trust
0.329% due 06/25/2037 •		1,849	1,821
0.429% due 10/25/2035 •		3,275	3,245
1.659% due 01/25/2035 ^•		15	14
2.529% due 03/25/2034 ~		9	9
2.665% due 01/25/2035 ~		101	103
3.006% due 10/25/2036 ^~		365	277
3.180% due 09/25/2036 ^~		314	280
3.304% due 04/25/2036 ^~		411	325

Structured Asset Mortgage Investments Trust
0.229% due 08/25/2036 •		216	202
0.319% due 08/25/2036 ^•		1,065	1,069
0.409% due 08/25/2036 ^•		732	662
0.469% due 07/25/2046 •		2,496	2,216
0.529% due 05/25/2036 •		165	144
0.569% due 05/25/2045 •		43	43
0.610% due 07/19/2035 •		202	196
0.669% due 02/25/2036 ^•		346	333
0.690% due 07/19/2034 •		6	6
0.770% due 09/19/2032 •		2	2
0.810% due 03/19/2034 •		2	2

Structured Asset Securities Corp. Mortgage Pass-Through Certificates
2.244% due 03/25/2033 ~		27	29

Thornburg Mortgage Securities Trust
1.529% due 06/25/2037 •		17,455	17,303
2.092% due 10/25/2043 ~		78	79

Towd Point Mortgage Funding PLC
1.058% due 10/20/2051 •	GBP	17,077	23,695

UBS-Barclays Commercial Mortgage Trust
3.185% due 03/10/2046		$86	89
3.244% due 04/10/2046		40	42

UBS-Citigroup Commercial Mortgage Trust
2.128% due 01/10/2045 ~(a)		20,580	57

Wachovia Mortgage Loan Trust LLC
2.502% due 10/20/2035 ~		681	516
2.689% due 05/20/2036 ^~		350	361
2.819% due 03/20/2037 ^~		90	85

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

WaMu Mortgage Pass-Through Certificates Trust
0.649% due 12/25/2045 •		$5	$5
0.689% due 12/25/2045 •		449	428
0.989% due 01/25/2047 •		119	118
1.009% due 06/25/2047 ^•		55	15
1.189% due 12/25/2046 •		256	245
1.239% due 06/25/2046 •		710	717
1.459% due 11/25/2042 •		9	9
1.659% due 06/25/2042 •		166	165
1.659% due 08/25/2042 •		86	85
1.960% due 05/25/2046 •		133	131
1.960% due 12/25/2046 •		402	390
2.325% due 03/25/2033 ~		41	41
2.408% due 03/25/2034 ~		2	2
2.499% due 10/25/2036 ^~		29	28
2.549% due 12/25/2032 ~		2,675	2,743
2.710% due 03/25/2035 ~		141	147
2.785% due 09/25/2033 ~		9	8
2.808% due 01/25/2036 ~		633	651
2.808% due 03/25/2037 ^~		21,960	20,495
2.816% due 10/25/2034 ~		151	156
2.907% due 08/25/2035 ~		317	331
3.086% due 07/25/2037 ^~		325	322
3.173% due 06/25/2037 ^~		1,326	1,182
3.243% due 10/25/2036 ^~		743	715
3.371% due 05/25/2037 ^~		55	50
3.707% due 06/25/2033 ~		52	53

Warwick Finance Residential Mortgages PLC
0.000% due 12/21/2049 (g)	GBP	0	296
0.999% due 12/21/2049 •		6,947	9,597
1.699% due 12/21/2049 •		910	1,259
2.199% due 12/21/2049 •		455	630
2.699% due 12/21/2049 •		260	359
3.199% due 12/21/2049 •		260	358

Washington Mutual Mortgage Pass-Through Certificates Trust
0.809% due 01/25/2036 ^•		$3,180	2,422
1.029% due 04/25/2047 •		3,823	3,393
3.197% due 06/25/2033 ~		29	31
5.500% due 11/25/2035		123	114
5.750% due 11/25/2035 ^		820	825
6.000% due 10/25/2035 ^		430	345

Wells Fargo Alternative Loan Trust
0.459% due 06/25/2037 ^•		1,312	1,128

Wells Fargo Mortgage-Backed Securities Trust
2.909% due 04/25/2036 ~		66	65

Total Non-Agency Mortgage-Backed Securities (Cost $289,837)			309,310

ASSET-BACKED SECURITIES 15.7%

ACE Securities Corp. Home Equity Loan Trust
0.229% due 08/25/2036 ^•		3,086	1,020
0.269% due 08/25/2036 ^•		1,655	554
0.309% due 12/25/2036 •		5,396	2,078
1.084% due 11/25/2033 •		206	204

Aegis Asset-Backed Securities Trust
1.109% due 03/25/2035 ^•		303	298

Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates
1.234% due 11/25/2034 •		870	861

Amortizing Residential Collateral Trust
0.809% due 10/25/2031 •		320	314

Argent Securities Trust
0.219% due 09/25/2036 •		408	179
0.259% due 07/25/2036 •		2,270	996
0.259% due 09/25/2036 •		962	425
0.409% due 06/25/2036 •		3,761	1,508

Argent Securities, Inc. Asset-Backed Pass-Through Certificates
0.929% due 02/25/2034 •		792	771

Asset-Backed Funding Certificates Trust
0.219% due 01/25/2037 •		3,226	2,274
0.269% due 01/25/2037 •		1,550	1,100
0.809% due 06/25/2034 •		417	411
1.109% due 06/25/2037 •		46	43
1.159% due 03/25/2034 ^•		967	953
1.234% due 12/25/2032 •		246	246

48	PIMCO BOND FUNDS	See Accompanying Notes

March 31, 2021

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Asset-Backed Securities Corp. Home Equity Loan Trust
0.784% due 11/25/2035 •		$565	$565
1.204% due 02/25/2035 •		1,075	1,083

Bayview Financial Revolving Asset Trust
1.053% due 02/28/2040 •		88	84

Bear Stearns Asset-Backed Securities Trust
0.269% due 08/25/2036 •		4,174	4,016
0.279% due 01/25/2037 •		204	205
0.309% due 12/25/2036 •		974	974
0.509% due 09/25/2046 •		410	403
0.739% due 02/25/2036 •		3,380	3,362
0.754% due 12/25/2035 •		227	227
0.829% due 11/25/2035 ^•		1,540	1,521
0.844% due 09/25/2035 •		1,910	1,907
1.069% due 04/25/2035 •		665	666
1.109% due 11/25/2042 •		5	5
5.500% due 08/25/2036		180	182
5.750% due 11/25/2034 ^þ		787	781
6.500% due 10/25/2036 ^		4,710	3,191

Belle Haven ABS CDO Ltd.
0.611% due 11/03/2044 •		37,723	15,478

Carrington Mortgage Loan Trust
0.269% due 10/25/2036 •		1,083	947
0.349% due 06/25/2036 •		3,400	3,298
1.009% due 05/25/2034 •		1,570	1,550

Cathedral Lake CLO Ltd.
1.049% due 07/15/2029 «•(b)		5,600	5,599

CIT Mortgage Loan Trust
1.609% due 10/25/2037 •		11,398	11,624

Citigroup Mortgage Loan Trust
0.429% due 09/25/2036 •		12,084	10,239
0.429% due 12/25/2036 •		1,988	1,610

Citius Funding Ltd.
0.394% due 05/05/2046 ^•		451,290	18,729

Conseco Finance Securitizations Corp.
7.770% due 09/01/2031 þ		6,693	7,180

Countrywide Asset-Backed Certificates
0.249% due 08/25/2037 •		4,345	4,295
0.269% due 12/25/2035 ^•		168	167
0.279% due 06/25/2047 •		37	37
0.419% due 09/25/2037 ^•		1,664	1,409
0.449% due 12/25/2036 ^•		199	158
0.669% due 09/25/2036 •		500	500
1.609% due 02/25/2035 •		4,284	4,301
4.497% due 10/25/2046 ^~		354	354

Countrywide Asset-Backed Certificates Trust
0.299% due 06/25/2047 •		2,544	2,531
0.569% due 05/25/2036 •		121	121
0.964% due 05/25/2036 •		1,135	1,136
4.466% due 12/25/2034 ~		2,322	2,361

Countrywide Asset-Backed Certificates Trust, Inc.
0.829% due 07/25/2034 •		708	701

Credit Suisse First Boston Mortgage Securities Corp.
0.729% due 01/25/2032 •		4	4

Credit-Based Asset Servicing & Securitization LLC
0.859% due 04/25/2036 •		2,403	2,357

Credit-Based Asset Servicing & Securitization Mortgage Loan Trust
3.466% due 03/25/2037 ^þ		9,042	4,660

Credit-Based Asset Servicing & Securitization Trust
0.259% due 11/25/2036 •		1,024	617
3.327% due 01/25/2037 ^þ		1,317	624

Delta Funding Home Equity Loan Trust
7.030% due 08/15/2030		72	72
7.790% due 05/25/2030 ^þ		265	265

Dryden Euro CLO BV
0.880% due 01/15/2030 •	EUR	7,550	8,854

Dryden Senior Loan Fund
1.141% due 10/15/2027 •		$2,894	2,895

Fairbanks Capital Mortgage Loan Trust
1.318% due 05/25/2028 •		4	4

Fieldstone Mortgage Investment Trust
0.438% due 11/25/2036 •		1,594	1,171

First Franklin Mortgage Loan Asset-Backed Certificates
0.934% due 05/25/2034 •		430	426

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

First Franklin Mortgage Loan Trust
0.249% due 09/25/2036 •	$338	$337
0.844% due 07/25/2035 •	131	131
1.054% due 03/25/2035 •	2,900	2,886
1.384% due 07/25/2034 •	462	464

Fremont Home Loan Trust
0.239% due 11/25/2036 •	5,589	2,791
0.259% due 01/25/2037 •	1,614	919
0.359% due 05/25/2036 •	9,744	7,424
0.589% due 02/25/2037 •	4,058	2,104
0.979% due 05/25/2034 •	3,507	3,444

GE-WMC Mortgage Securities Trust
0.409% due 08/25/2036 •	2,765	1,709

GSAA Home Equity Trust
0.559% due 08/25/2037 •	387	386
0.669% due 07/25/2037 •	31,412	17,842
4.999% due 09/25/2035 ~	110	110

GSAMP Trust
0.159% due 12/25/2046 •	1,241	813
0.209% due 12/25/2046 •	4,528	2,986
0.259% due 09/25/2036 •	1,619	777
0.259% due 12/25/2046 •	2,913	1,933
0.339% due 12/25/2046 •	560	375
0.349% due 08/25/2036 •	994	900
0.649% due 04/25/2036 •	2,719	2,211
0.979% due 11/25/2034 •	1,330	1,322

Home Equity Loan Trust
0.449% due 04/25/2037 •	3,000	2,524

Home Equity Mortgage Loan Asset-Backed Trust
0.269% due 07/25/2037 •	3,051	2,097
0.309% due 07/25/2037 •	3,148	2,176
0.349% due 04/25/2037 •	2,238	1,719

Home Equity Mortgage Trust
5.367% due 07/25/2036 ^þ	160	34

HSI Asset Securitization Corp. Trust
0.299% due 01/25/2037 •	1,794	1,532
0.329% due 12/25/2036 •	3,850	1,539
0.449% due 12/25/2036 •	1,113	445
0.549% due 12/25/2036 •	8,239	3,335

IXIS Real Estate Capital Trust
0.339% due 01/25/2037 •	4,223	2,144

JP Morgan Mortgage Acquisition Trust
0.409% due 07/25/2036 •	1,535	910
0.429% due 07/25/2036 ^•	1,508	583
6.630% due 07/25/2036 ^þ	1,200	542

KKR CLO Ltd.
1.145% due 07/15/2030 •(b)	5,800	5,800

L2L Education Loan Trust
0.446% due 06/15/2031 •	3,059	3,028

LCM LP
0.000% due 07/20/2030 •(b)	4,700	4,700

Lehman XS Trust
0.629% due 05/25/2046 ^•	35,732	34,268

LoanCore Issuer Ltd.
1.236% due 05/15/2036 •	20,200	20,206

Long Beach Mortgage Loan Trust
0.709% due 02/25/2036 •	1,788	1,633
0.789% due 01/25/2046 •	2,426	2,422
1.918% due 07/25/2032 ^•	107	108

Marble Point CLO Ltd.
1.222% due 10/15/2030 •(b)	5,300	5,300

MASTR Asset-Backed Securities Trust
0.159% due 10/25/2036 •	1,001	442
0.209% due 11/25/2036 •	62	29
0.349% due 10/25/2036 •	1,700	1,600
0.409% due 08/25/2036 •	989	530
0.589% due 03/25/2036 •	3,466	2,815
0.859% due 10/25/2035 ^•	731	720

Merrill Lynch Mortgage Investors Trust
0.228% due 08/25/2037 •	2,047	1,339
0.268% due 08/25/2037 •	12,352	8,141
0.559% due 02/25/2047 •	557	403
0.859% due 06/25/2036 •	109	109
4.433% due 02/25/2037 ^þ	1,632	320

MidOcean Credit CLO
1.243% due 02/20/2031 •(b)	4,000	4,000

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Monroe Capital BSL CLO Ltd.
1.302% due 05/22/2027 •	$4,780	$4,777

Morgan Stanley ABS Capital, Inc. Trust
0.169% due 12/25/2036 •	3,779	2,434
0.219% due 03/25/2037 •	1,610	889
0.249% due 11/25/2036 •	9,918	6,385
0.259% due 09/25/2036 •	10,385	5,072
0.259% due 10/25/2036 •	21,859	14,634
0.259% due 11/25/2036 •	3,242	2,397
0.259% due 12/25/2036 •	836	544
0.269% due 09/25/2036 •	1,835	1,064
0.289% due 02/25/2037 •	2,246	963
0.309% due 02/25/2037 •	65	41
0.329% due 11/25/2036 •	5,362	3,482
0.359% due 08/25/2036 •	133	87
0.359% due 03/25/2037 •	17,265	9,697
0.469% due 02/25/2037 •	1,614	711
0.589% due 06/25/2036 •	1,100	746
1.024% due 03/25/2035 •	822	823
1.159% due 09/25/2033 •	788	790
1.159% due 06/25/2035 ^•	4,000	3,865

Morgan Stanley Home Equity Loan Trust
0.209% due 12/25/2036 •	1,598	983

Nelnet Student Loan Trust
0.258% due 05/27/2025 •	76	76
0.287% due 03/23/2037 •	183	179
0.328% due 10/25/2033 •	311	306
0.551% due 03/25/2026 •	242	241

New Century Home Equity Loan Trust
3.109% due 01/25/2033 ^•	427	402

Nomura Home Equity Loan, Inc. Home Equity Loan Trust
0.439% due 10/25/2036 ^•	4,542	1,337
0.509% due 02/25/2037 ^•	466	177

North Carolina State Education Assistance Authority
0.918% due 07/25/2039 •	543	543

NovaStar Mortgage Funding Trust
0.259% due 09/25/2036 •	3,889	2,300
0.279% due 11/25/2036 •	8,452	3,739
0.319% due 01/25/2037 •	3,241	1,459
0.609% due 10/25/2036 •	1,289	1,034

Ocean Trails CLO
0.987% due 07/15/2028 •(b)	2,600	2,600

Option One Mortgage Loan Trust
0.239% due 07/25/2037 •	1,100	885
0.289% due 04/25/2037 •	1,040	669
0.329% due 01/25/2037 •	941	669
0.349% due 04/25/2037 •	1,187	837
0.359% due 03/25/2037 •	597	382
0.359% due 07/25/2037 •	1,489	1,213

Ownit Mortgage Loan Trust
0.409% due 05/25/2037 •	1,929	1,738
3.030% due 10/25/2035 þ	720	521

Palmer Square Loan Funding Ltd.
1.194% due 04/20/2027 •	4,717	4,718

Park Place Securities, Inc. Asset-Backed Pass-Through Certificates
0.814% due 09/25/2035 •	282	283
1.909% due 12/25/2034 •	754	764

People’s Financial Realty Mortgage Securities Trust
0.249% due 09/25/2036 •	2,521	953

RAAC Trust
0.619% due 02/25/2036 •	313	311
0.619% due 08/25/2036 •	1,380	1,404
0.709% due 06/25/2044 •	370	336

Renaissance Home Equity Loan Trust
3.269% due 09/25/2037 þ	6,062	4,939
5.612% due 04/25/2037 þ	3,801	1,639

Residential Asset Mortgage Products Trust
0.669% due 06/25/2032 •	4	4

Residential Asset Securities Corp. Trust
0.409% due 07/25/2036 •	2,108	2,096
0.649% due 07/25/2036 •	2,776	2,539
0.673% due 03/25/2036 •	7	7
0.934% due 07/25/2034 •	319	315
0.949% due 12/25/2034 •	476	475
1.144% due 08/25/2035 •	2,000	1,991

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2021	49

Schedule of Investments	PIMCO Dynamic Bond Fund	(Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Saxon Asset Securities Trust
0.279% due 10/25/2046 •		$1,423	$1,391
0.904% due 03/25/2035 ^•		327	322

Securitized Asset-Backed Receivables LLC Trust
0.609% due 03/25/2036 •		2,911	2,263
0.874% due 02/25/2034 •		1,093	1,089

SG Mortgage Securities Trust
0.259% due 10/25/2036 •		5,100	4,827
0.319% due 10/25/2036 •		2,300	1,866
0.649% due 02/25/2036 •		5,832	4,116

Sierra Madre Funding Ltd.
0.484% due 09/07/2039 •		20,008	17,577
0.504% due 09/07/2039 •		46,694	41,021

SLM Student Loan Trust
0.388% due 07/25/2025 •		128	120
1.609% due 06/25/2043 •		103	102
1.609% due 09/25/2076 •		104	101
1.718% due 04/25/2023 •		2,886	2,911
1.909% due 11/25/2070 •		141	144

Sound Point CLO Ltd.
1.101% due 01/23/2029 •(b)		5,800	5,800
1.156% due 07/25/2030 •		2,800	2,800

Soundview Home Loan Trust
0.219% due 02/25/2037 •		4,695	1,752
0.669% due 10/25/2036 •		4,346	4,291
0.934% due 06/25/2035 •		14	14
1.059% due 09/25/2037 •		2,607	2,406

Specialty Underwriting & Residential Finance Trust
0.238% due 03/25/2037 •		880	623
0.418% due 09/25/2037 •		4,564	2,347

Steele Creek CLO Ltd.
1.048% due 05/21/2029 •		2,700	2,700

Structured Asset Investment Loan Trust
0.829% due 10/25/2035 •		730	723
1.084% due 01/25/2035 •		1,713	1,645
1.234% due 01/25/2035 •		606	570
1.489% due 04/25/2033 •		36	36
1.684% due 01/25/2035 •		684	550
1.834% due 01/25/2035 ^•		504	129

Structured Asset Securities Corp. Trust
0.799% due 09/25/2035 •		10,469	10,287

Symphony CLO Ltd.
1.184% due 07/14/2026 •		5,690	5,697

Talon Funding Ltd.
0.684% due 06/05/2035 •		1,516	281

Towd Point Mortgage Trust
2.900% due 10/25/2059 ~		29,492	30,855

Triaxx Prime CDO Ltd.
0.379% due 10/02/2039 •		3,599	265

Venture CLO Ltd.
0.000% due 10/20/2028 •		1,100	1,100
1.244% due 04/20/2029 •		12,600	12,606

Vibrant CLO Ltd.
1.235% due 09/15/2030 •(b)		6,900	6,900

Washington Mutual Asset-Backed Certificates Trust
0.589% due 05/25/2036 •		1,768	1,535

Wellfleet CLO Ltd.
1.074% due 04/20/2029 •		3,600	3,599

Wells Fargo Home Equity Asset-Backed Securities Trust
1.684% due 02/25/2035 •		3,600	3,622

Zais CLO Ltd.
1.391% due 04/15/2028 •		4,952	4,959

Total Asset-Backed Securities (Cost $603,819)			609,445

SOVEREIGN ISSUES 8.9%

Argentina Government International Bond
0.125% due 07/09/2030 þ		4,934	1,644
0.125% due 07/09/2035 þ		14,347	4,270
1.000% due 08/05/2021	ARS	51,008	355
1.000% due 07/09/2029		$685	247
2.500% due 07/22/2021	ARS	145,767	1,019
15.500% due 10/17/2026		31,710	87
34.109% (BADLARPP) due 10/04/2022 ~		2,200	14

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
36.119% (BADLARPP + 2.000%) due 04/03/2022 ~		$22,575	$149

Australia Government International Bond
2.500% due 05/21/2030	AUD	54,300	44,289

Autonomous City of Buenos Aires
39.106% (BADLARPP + 5.000%) due 01/23/2022 ~	ARS	56,190	383

China Development Bank
3.230% due 01/10/2025	CNY	283,200	43,058
3.340% due 07/14/2025		252,400	38,493

Dominican Republic International Bond
5.300% due 01/21/2041		$2,050	2,022

Israel Government International Bond
2.750% due 07/03/2030		3,200	3,356
3.375% due 01/15/2050		1,300	1,316
3.800% due 05/13/2060		3,800	4,083
3.875% due 07/03/2050		1,700	1,873

Kuwait International Government Bond
3.500% due 03/20/2027		3,600	3,980

New Zealand Government International Bond
2.000% due 09/20/2025 (h)	NZD	17,842	14,080
3.000% due 09/20/2030 (h)		4,754	4,318

Peru Government International Bond
5.940% due 02/12/2029	PEN	58,200	17,653
6.150% due 08/12/2032		20,800	6,054
6.350% due 08/12/2028		65,575	20,455

Provincia de Buenos Aires
37.855% due 04/12/2025	ARS	325,460	1,913
37.932% due 05/31/2022		13,030	85

Qatar Government International Bond
3.875% due 04/23/2023		$6,700	7,150
4.500% due 01/20/2022		4,700	4,858
4.500% due 04/23/2028		2,100	2,453
5.103% due 04/23/2048		800	1,014

Saudi Government International Bond
2.375% due 10/26/2021		600	607
2.875% due 03/04/2023		1,600	1,665
3.625% due 03/04/2028		4,300	4,681

South Africa Government International Bond
4.850% due 09/30/2029		10,000	10,087
10.500% due 12/21/2026	ZAR	1,064,500	82,151

Turkey Government International Bond
5.750% due 03/22/2024		$3,000	2,979
6.350% due 08/10/2024		12,400	12,468

Total Sovereign Issues (Cost $342,648)			345,309

		SHARES
COMMON STOCKS 0.0%

CONSUMER DISCRETIONARY 0.0%

Urbi Desarrollos Urbanos S.A.B. de C.V. (e)		477	0

Total Common Stocks (Cost $505)			0

CONVERTIBLE PREFERRED SECURITIES 0.1%

BANKING & FINANCE 0.1%

Wells Fargo & Co.
7.500%		3,500	4,961

Total Convertible Preferred Securities (Cost $4,179)			4,961

PREFERRED SECURITIES 1.1%

BANKING & FINANCE 0.7%

AGFC Capital Trust
1.991% (US0003M + 1.750%) due 01/15/2067 ~		6,600,000	3,746

Banco Bilbao Vizcaya Argentaria S.A.
8.875% due 04/14/2021 •(i)(j)		1,600,000	1,882

Bank of America Corp.
4.300% due 01/28/2025 •(i)		3,900,000	3,919
5.875% due 03/15/2028 •(i)		1,600,000	1,747

Citigroup, Inc.
4.000% due 12/10/2025 •(i)		600,000	607

		SHARES	MARKET VALUE (000S)

JPMorgan Chase & Co.
5.000% due 08/01/2024 •(i)		7,900,000	$8,173

Nationwide Building Society
10.250% ~		10,000	2,549

Stichting AK Rabobank Certificaten
6.500% due 12/29/2049 (i)		3,571,675	5,438

Wells Fargo & Co.
3.900% due 03/15/2026 •(i)		400,000	404

			28,465

UTILITIES 0.4%

AT&T Mobility LLC
7.000% due 10/20/2022 «(i)(k)		400,020	10,665

AT&T, Inc.
2.875% due 03/02/2025 •(i)		3,800,000	4,457

			15,122

Total Preferred Securities (Cost $40,964)			43,587

		PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 0.3%

REPURCHASE AGREEMENTS 0.1%
			5,159

SHORT-TERM NOTES 0.0%

Argentina Treasury Bond BONCER
1.100% due 04/17/2021	ARS	123,447	852

ARGENTINA TREASURY BILLS 0.2%
29.069% due 04/30/2021 - 09/13/2021 (f)(g)		782,748	5,353
38.750% due 06/30/2021 ~		117,424	811

			6,164

MUNICIPAL BONDS & NOTES 0.0%

Tobacco Settlement Finance Authority, West Virginia Revenue Notes, Series 2020
0.797% due 06/01/2021		$930	931

Total Municipal Bonds & Notes (Cost $930)			931

Total Short-Term Instruments (Cost $13,136)			13,106

Total Investments in Securities (Cost $4,134,111)			4,224,708

		SHARES
INVESTMENTS IN AFFILIATES 15.5%

SHORT-TERM INSTRUMENTS 15.5%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 15.5%

PIMCO Short Asset Portfolio		37,889,633	380,184

PIMCO Short-Term Floating NAV Portfolio III		22,439,333	221,252

Total Short-Term Instruments (Cost $600,626)			601,436

Total Investments in Affiliates (Cost $600,626)			601,436

Total Investments 124.5% (Cost $4,734,737)			$4,826,144

Financial Derivative Instruments (n)(p) 0.3% (Cost or Premiums, net $26,473)			10,358

Other Assets and Liabilities, net (24.8)%			(961,310)

Net Assets 100.0%			$3,875,192

50	PIMCO BOND FUNDS	See Accompanying Notes

March 31, 2021

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
«	Security valued using significant unobservable inputs (Level 3).
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
(a)	Security is an Interest Only (“IO”) or IO Strip.
(b)	When-issued security.
(c)	Payment in-kind security.
(d)	Security is not accruing income as of the date of this report.
(e)	Security did not produce income within the last twelve months.
(f)	Coupon represents a weighted average yield to maturity.
(g)	Zero coupon security.
(h)	Principal amount of security is adjusted for inflation.
(i)	Perpetual maturity; date shown, if applicable, represents next contractual call date.
(j)	Contingent convertible security.

(k)  RESTRICTED SECURITIES:

Issuer Description	Coupon	Maturity Date	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
AT&T Mobility LLC	7.000%	10/20/2022	09/24/2020	$ 10,738	$10,665	0.27%
Deutsche Bank AG	2.129	11/24/2026	11/17/2020	1,000	1,003	0.03
Deutsche Bank AG	3.729	01/14/2032	01/27/2021 - 01/28/2021	1,709	1,650	0.04

				$ 13,447	$13,318	0.34%

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(l)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received
FICC	0.000%	03/31/2021	04/01/2021	$5,159	U.S. Treasury Notes 0.125% due 02/28/2023	$(5,262)	$5,159	$5,159

Total Repurchase Agreements						$(5,262)	$5,159	$5,159

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate(1)	Settlement Date	Maturity Date		Amount Borrowed(1)		Payable for Reverse Repurchase Agreements
BRC	(0.950)%	02/05/2021	TBD	(2)	EUR	(2,123)	$(2,486)
	0.150	11/09/2020	TBD	(2)		$(2,339)	(2,341)
CFR	(0.950)	11/04/2020	TBD	(2)	EUR	(2,044)	(2,387)
	(0.900)	08/26/2020	TBD	(2)		(940)	(1,097)

Total Reverse Repurchase Agreements							$(8,311)

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2021	51

Schedule of Investments	PIMCO Dynamic Bond Fund	(Cont.)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of March 31, 2021:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(3)
Global/Master Repurchase Agreement
BRC	$0	$(4,827)	$0	$(4,827)	$5,084	$257
CFR	0	(3,484)	0	(3,484)	3,544	60
FICC	5,159	0	0	5,159	(5,262)	(103)
NXN	0	0	0	0	(11)	(11)

Total Borrowings and Other Financing Transactions	$5,159	$(8,311)	$0

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
Corporate Bonds & Notes	$0	$0	$0	$(8,311)	$(8,311)

Total Borrowings	$0	$0	$0	$(8,311)	$(8,311)

Payable for reverse repurchase agreements					$(8,311)

(m)	Securities with an aggregate market value of $8,738 have been pledged as collateral under the terms of the above master agreements as of March 31, 2021.

(1)

The average amount of borrowings outstanding during the period ended March 31, 2021 was $(275,913) at a weighted average interest rate of 0.147%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(2)	Open maturity reverse repurchase agreement.
(3)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(n)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

WRITTEN OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Notional Amount	Premiums (Received)	Market Value
Put - CME 90-Day Eurodollar April 2021 Futures	$98.500	04/16/2021	64	$160	$(14)	$(20)
Call - CME 90-Day Eurodollar April 2021 Futures	99.000	04/16/2021	64	160	(7)	(1)

Total Written Options					$(21)	$(21)

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
Euro-BTP Italy Government Bond June Futures	06/2021	1,030	$	180,349	$1,160	$338	$(568)
Euro-Bund 10-Year Bond June Futures	06/2021	203		40,775	245	67	(147)

					$1,405	$405	$(715)

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
U.S. Treasury 5-Year Note June Futures	06/2021	840	$	(103,655)	$1,266	$138	$0
U.S. Treasury 10-Year Note June Futures	06/2021	182		(23,831)	601	45	0
U.S. Treasury 10-Year Ultra Long-Term Bond June Futures	06/2021	130		(18,679)	808	45	0
U.S. Treasury 30-Year Bond June Futures	06/2021	1,800		(278,269)	13,396	787	0
U.S. Treasury Ultra Long-Term Bond June Futures	06/2021	42		(7,611)	449	49	0

					$16,520	$1,064	$0

Total Futures Contracts					$17,925	$1,469	$(715)

52	PIMCO BOND FUNDS	See Accompanying Notes

March 31, 2021

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(1)

Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2021(3)	Notional Amount(4)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
										Asset	Liability
Berkshire Hathaway, Inc.	1.000%	Quarterly	03/20/2023	0.156%	$	3,000	$(10)	$61	$51	$0	$0
Boeing Co.	1.000	Quarterly	12/20/2022	0.607		900	0	7	7	0	0
British Telecommunications PLC	1.000	Quarterly	12/20/2024	0.506	EUR	9,600	30	183	213	5	0
Ford Motor Credit Co. LLC	5.000	Quarterly	12/20/2023	1.684	$	700	93	(30)	63	0	0
MetLife, Inc.	1.000	Quarterly	12/20/2021	0.126		21,300	19	123	142	0	(5)
MetLife, Inc.	1.000	Quarterly	06/20/2022	0.148		10,000	83	25	108	0	(1)
MetLife, Inc.	1.000	Quarterly	12/20/2022	0.200		15,600	315	(94)	221	0	(5)

							$530	$275	$805	$5	$(11)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - BUY PROTECTION(2)

Index/Tranches	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Notional Amount(4)			Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
										Asset	Liability
CDX.HY-35 5-Year Index	(5.000)%	Quarterly	12/20/2025	$		190,800	$(7,848)	$(9,730)	$(17,578)	$0	$(720)
iTraxx Europe Main 32 5-Year Index	(1.000)	Quarterly	12/20/2024		EUR	11,200	(287)	(23)	(310)	0	(8)
iTraxx Europe Senior 27 5-Year Index	(1.000)	Quarterly	06/20/2022			27,400	(165)	(206)	(371)	0	(7)

							$(8,300)	$(9,959)	$(18,259)	$0	$(735)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(1)

Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(4)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
									Asset	Liability
CDX.IG-35 5-Year Index	1.000%	Quarterly	12/20/2025	$	73,300	$1,614	$159	$1,773	$82	$0
CDX.IG-36 5-Year Index	1.000	Quarterly	06/20/2026		54,500	1,200	89	1,289	68	0
iTraxx Europe Main 34 5-Year Index	1.000	Quarterly	12/20/2025	EUR	36,100	1,007	126	1,133	38	0

						$3,821	$374	$4,195	$188	$0

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Receive(6)	1-Day GBP-SONIO Compounded-OIS	0.000%	Annual	06/16/2026	GBP	274,200	$75	$9,057	$9,132	$722	$0
Pay(6)	1-Day GBP-SONIO Compounded-OIS	0.750	Annual	09/15/2031		73,200	0	(973)	(973)	0	(412)
Receive(6)	1-Day GBP-SONIO Compounded-OIS	0.750	Annual	09/15/2051		28,300	1,360	894	2,254	388	0
Receive	1-Year BRL-CDI	2.840	Maturity	01/03/2022	BRL	62,600	0	116	116	0	(4)
Receive	1-Year BRL-CDI	2.848	Maturity	01/03/2022		109,100	0	202	202	0	(7)
Receive	1-Year BRL-CDI	2.850	Maturity	01/03/2022		288,800	(2)	542	540	0	(19)
Receive	1-Year BRL-CDI	2.859	Maturity	01/03/2022		33,600	0	61	61	0	(2)
Receive	1-Year BRL-CDI	2.860	Maturity	01/03/2022		151,500	(4)	287	283	0	(10)
Receive	1-Year BRL-CDI	2.870	Maturity	01/03/2022		35,800	0	65	65	0	(2)
Receive	1-Year BRL-CDI	2.871	Maturity	01/03/2022		85,700	0	156	156	0	(5)
Receive	1-Year BRL-CDI	2.880	Maturity	01/03/2022		62,900	0	114	114	0	(4)
Receive	1-Year BRL-CDI	2.884	Maturity	01/03/2022		28,300	0	50	50	0	(2)
Pay	1-Year BRL-CDI	3.330	Maturity	01/03/2022		24,600	0	(17)	(17)	2	0
Pay	1-Year BRL-CDI	3.345	Maturity	01/03/2022		21,000	0	(25)	(25)	1	0
Pay	1-Year BRL-CDI	3.350	Maturity	01/03/2022		1,287,700	(6)	(1,130)	(1,136)	83	0
Pay	1-Year BRL-CDI	3.360	Maturity	01/03/2022		1,471,200	52	(708)	(656)	94	0
Pay	1-Year BRL-CDI	3.700	Maturity	01/03/2022		1,087,700	(328)	(653)	(981)	70	0
Pay	1-Year BRL-CDI	3.978	Maturity	01/03/2022		41,500	0	(26)	(26)	3	0
Pay	1-Year BRL-CDI	4.040	Maturity	01/03/2022		17,200	0	(9)	(9)	1	0
Pay	3-Month CAD-Bank Bill	1.270	Semi-Annual	03/03/2022	CAD	27,100	0	174	174	1	0
Pay	3-Month CAD-Bank Bill	1.273	Semi-Annual	03/03/2022		7,500	0	48	48	0	0
Pay	3-Month CAD-Bank Bill	1.500	Semi-Annual	06/17/2022		12,100	53	94	147	0	0
Pay	3-Month CAD-Bank Bill	1.220	Semi-Annual	03/03/2025		9,500	0	12	12	0	(3)
Pay	3-Month CAD-Bank Bill	1.275	Semi-Annual	03/03/2025		8,600	0	26	26	0	(3)
Pay	3-Month CAD-Bank Bill	1.276	Semi-Annual	03/03/2025		5,100	0	15	15	0	(2)
Pay	3-Month CAD-Bank Bill	1.290	Semi-Annual	03/03/2025		2,600	0	9	9	0	(1)
Pay	3-Month CAD-Bank Bill	1.235	Semi-Annual	03/04/2025		14,300	20	4	24	0	(4)

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2021	53

Schedule of Investments	PIMCO Dynamic Bond Fund	(Cont.)

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Pay	3-Month USD-LIBOR	0.640%	Semi-Annual	02/18/2026		$107,500	$(151)	$(1,768)	$(1,919)	$0	$(108)
Pay(6)	3-Month USD-LIBOR	0.500	Semi-Annual	06/16/2026		108,700	(2,770)	(636)	(3,406)	0	(122)
Receive	3-Month USD-LIBOR	1.750	Semi-Annual	12/21/2026		239,700	11,006	(19,555)	(8,549)	337	0
Receive	3-Month USD-LIBOR	1.500	Semi-Annual	06/21/2027		200,400	17,391	(20,680)	(3,289)	278	0
Receive	3-Month USD-LIBOR	2.250	Semi-Annual	06/20/2028		200	12	(24)	(12)	0	0
Receive	3-Month USD-LIBOR	0.750	Semi-Annual	03/30/2031		51,900	520	4,464	4,984	55	0
Pay(6)	3-Month USD-LIBOR	1.800	Semi-Annual	10/01/2031		24,300	0	(271)	(271)	0	(36)
Receive	3-Month USD-LIBOR	0.772	Semi-Annual	03/20/2050		21,900	0	6,985	6,985	55	0
Pay	3-Month USD-LIBOR	1.400	Semi-Annual	12/29/2050		30,750	(204)	(5,439)	(5,643)	0	(109)
Receive	3-Month USD-LIBOR	1.150	Semi-Annual	03/30/2051		900	29	187	216	2	0
Receive(6)	3-Month USD-LIBOR	1.250	Semi-Annual	06/16/2051		25,600	4,955	838	5,793	93	0
Pay	6-Month JPY-LIBOR	0.086	Semi-Annual	09/11/2029	JPY	624,000	0	(85)	(85)	0	(10)
Pay(6)	28-Day MXN-TIIE	5.660	Lunar	03/24/2023	MXN	4,100,000	(31)	145	114	150	0
Pay	UKRPI	3.579	Maturity	10/15/2033	GBP	26,800	10	1,657	1,667	10	0

							$31,987	$(25,797)	$6,190	$2,345	$(865)

Total Swap Agreements							$28,038	$(35,107)	$(7,069)	$2,538	$(1,611)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of March 31, 2021:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset(7)		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$1,469	$2,541	$4,010	$(21)	$(715)	$(1,611)	$(2,347)

(o)

Securities with an aggregate market value of $92,953 and cash of $5,407 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2021. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, sovereign or U.S. municipal issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(6)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.
(7)	Unsettled variation margin asset of $3 for closed swap agreements is outstanding at period end.

54	PIMCO BOND FUNDS	See Accompanying Notes

March 31, 2021

(p)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BOA	04/2021	BRL	13,924		$2,462	$0	$(11)
	04/2021	DKK	2,776		454	16	0
	04/2021	GBP	66,985		94,834	2,488	0
	04/2021	NOK	2,440		284	0	(2)
	04/2021		$2,444	BRL	13,924	30	0
	04/2021		464	DKK	2,918	0	(4)
	04/2021		16	PLN	60	0	(1)
	04/2021		1,120	RUB	85,730	12	0
	04/2021	ZAR	48,877		$3,208	0	(102)
	05/2021	ILS	326		99	2	0
	05/2021	SEK	7,163		863	42	0
	05/2021		$2,459	BRL	13,924	10	0
	06/2021		4,500	CLP	3,224,700	0	(22)
	06/2021		650	RUB	49,108	0	(7)
	06/2021	ZAR	137,525		$9,072	0	(160)
	07/2021	DKK	2,918		464	4	0

BPS	04/2021	EUR	4,645		5,531	84	0
	04/2021	NZD	19,855		14,780	913	0
	04/2021		$13,876	NZD	19,855	0	(9)
	05/2021	NZD	19,855		$13,876	10	0
	06/2021	KRW	167,692		149	0	0
	08/2021	PEN	1,765		478	7	0

CBK	04/2021	AUD	278		215	4	0
	04/2021	BRL	90,920		15,958	0	(195)
	04/2021	CLP	4,161,036		5,700	0	(76)
	04/2021	DKK	1,908		312	11	0
	04/2021	MXN	343,668		16,690	0	(109)
	04/2021	PEN	91,677		25,158	668	0
	04/2021		$16,756	BRL	90,920	0	(603)
	04/2021		5,770	CLP	4,161,035	6	0
	04/2021		358	DKK	2,263	0	(2)
	04/2021		1,491	MXN	30,079	0	(20)
	04/2021		18,974	PEN	70,688	27	(117)
	04/2021		369	ZAR	5,439	0	(1)
	05/2021	PEN	17,271		$4,674	60	0
	05/2021	SEK	5,097		611	28	0
	05/2021		$1,338	COP	4,755,921	0	(40)
	05/2021		2,936	RUB	219,766	0	(44)
	06/2021	PEN	84,980		$23,063	369	0
	06/2021		$15,034	CLP	10,971,259	202	0
	06/2021		3,037	RUB	226,505	0	(69)
	07/2021	DKK	2,263		$359	2	0
	08/2021	PEN	3,738		1,020	22	0
	09/2021		6,278		1,698	22	0
	02/2022	ZAR	5,651		369	2	0

DUB	04/2021	BRL	130,143		23,504	383	0
	04/2021		$22,843	BRL	130,143	279	0
	04/2021		158	PEN	578	0	(4)
	05/2021		23,474	BRL	130,143	0	(393)

GLM	04/2021	BRL	32,628		$5,727	0	(70)
	04/2021	PEN	336		92	2	0
	04/2021		$45,186	AUD	59,239	0	(191)
	04/2021		5,940	BRL	32,628	0	(143)
	04/2021		90	PEN	336	0	0
	04/2021		3,510	RUB	264,752	4	(20)
	05/2021	AUD	59,239		$45,192	189	0
	05/2021		$17,744	COP	64,114,859	11	(259)
	06/2021	CNH	231,913		$35,197	56	0
	06/2021	PEN	233		63	1	0

HUS	04/2021	AUD	58,961		45,851	1,067	0
	04/2021	DKK	885		145	5	0
	04/2021	EUR	5,807		6,980	170	0
	04/2021	PEN	34,282		9,140	9	(27)
	04/2021		$12,406	EUR	10,392	0	(219)
	04/2021		1,838	GBP	1,318	0	(21)

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2021	55

Schedule of Investments	PIMCO Dynamic Bond Fund	(Cont.)

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
	04/2021		$9,255	PEN	34,282	$0	$(98)
	04/2021		18	PLN	68	0	(1)
	05/2021	ILS	778		$239	6	0
	05/2021	PEN	1,345		367	8	0
	05/2021		$2,973	RUB	222,707	0	(43)
	06/2021	HKD	12,085		$1,557	2	0
	06/2021	PEN	3,031		819	10	0
	06/2021		$737	RUB	54,850	0	(19)
	06/2021	ZAR	518,632		$33,609	0	(1,204)
	12/2021	PEN	34,282		9,242	96	0

IND	04/2021		$5,909	ZAR	87,803	39	(2)
	02/2022	ZAR	91,256		$5,909	5	(33)

JPM	04/2021	BRL	17,309		3,038	0	(37)
	04/2021	MXN	7,749		376	0	(3)
	04/2021		$3,140	BRL	17,309	0	(65)
	04/2021		177	ZAR	2,596	0	(1)
	06/2021	ZAR	224,526		$14,691	0	(380)
	02/2022		2,697		177	1	0

MYI	04/2021		$670	JPY	73,873	0	(3)
	05/2021	JPY	73,873		$670	3	0
	06/2021	CNH	299,705		45,630	218	0

RYL	04/2021		$1,288	ZAR	19,090	7	(2)
	02/2022	ZAR	19,838		$1,288	4	(6)

SCX	04/2021	EUR	101,589		123,409	4,276	0
	04/2021		$90,342	GBP	65,667	187	0
	05/2021	EUR	101,589		$119,466	263	0
	05/2021	GBP	65,667		90,351	0	(187)
	06/2021	PEN	5,490		1,484	18	0
	06/2021	TWD	6,594		240	6	0
	06/2021		$2,381	INR	177,549	18	0

SOG	04/2021	JPY	73,873		$699	32	0

SSB	04/2021	CAD	418		335	3	0

TOR	04/2021		20,220		15,973	0	(117)
	04/2021		$16,088	CAD	20,220	2	0
	04/2021		280	ZAR	4,129	0	(1)
	05/2021	CAD	20,220		$16,089	0	(2)
	02/2022	ZAR	4,290		280	1	0

UAG	04/2021	BRL	3,209		563	0	(7)
	04/2021	DKK	2,135		350	13	0
	04/2021		$580	BRL	3,209	0	(10)
	04/2021		1,208	RUB	91,993	7	0
	04/2021	ZAR	72,173		$4,788	0	(100)
	06/2021		$1,498	RUB	112,012	0	(30)

Total Forward Foreign Currency Contracts						$12,442	$(5,292)

PURCHASED OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Cost	Market Value
MYC	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.800%	09/29/2021	83,800	$1,844	$2,299

Total Purchased Options							$1,844	$2,299

WRITTEN OPTIONS:

CREDIT DEFAULT SWAPTIONS ON CREDIT INDICES

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
BOA	Call - OTC CDX.IG-35 5-Year Index	Buy	0.450%	04/21/2021	6,200	$(3)	$(1)
	Put - OTC CDX.IG-35 5-Year Index	Sell	0.800	05/19/2021	14,700	(13)	(3)
	Put - OTC CDX.IG-35 5-Year Index	Sell	0.850	05/19/2021	6,200	(7)	(1)
	Put - OTC CDX.IG-35 5-Year Index	Sell	0.900	05/19/2021	13,500	(15)	(2)
	Put - OTC CDX.IG-35 5-Year Index	Sell	1.050	05/19/2021	2,000	(2)	0
	Put - OTC CDX.IG-35 5-Year Index	Sell	0.800	06/16/2021	7,900	(8)	(3)

56	PIMCO BOND FUNDS	See Accompanying Notes

March 31, 2021

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
	Put - OTC CDX.IG-35 5-Year Index	Sell	0.900%	06/16/2021	2,400	$(3)	$(1)
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.800	06/16/2021	8,400	(9)	(3)

BPS	Call - OTC CDX.IG-35 5-Year Index	Buy	0.450	04/21/2021	15,200	(9)	(2)
	Put - OTC CDX.IG-35 5-Year Index	Sell	0.800	04/21/2021	5,900	(5)	0
	Put - OTC CDX.IG-35 5-Year Index	Sell	0.850	04/21/2021	18,900	(17)	(1)
	Put - OTC CDX.IG-35 5-Year Index	Sell	0.950	04/21/2021	6,000	(5)	0
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.750	05/19/2021	8,900	(9)	(2)

BRC	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.700	05/19/2021	29,900	(33)	(9)
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.750	05/19/2021	7,500	(8)	(2)
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.800	05/19/2021	10,000	(11)	(2)
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.800	06/16/2021	11,900	(13)	(5)
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.850	06/16/2021	6,800	(7)	(2)
	Call - OTC iTraxx Europe 34 5-Year Index	Buy	0.400	07/21/2021	17,100	(9)	(11)
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.750	07/21/2021	17,100	(22)	(14)

CBK	Put - OTC CDX.HY-35 5-Year Index	Sell	100.000	04/21/2021	3,500	(16)	(1)

DBL	Call - OTC CDX.IG-35 5-Year Index	Buy	0.450	04/21/2021	5,000	(3)	(1)

DUB	Put - OTC CDX.IG-35 5-Year Index	Sell	0.900	06/16/2021	3,800	(4)	(1)
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.750	05/19/2021	8,800	(9)	(2)
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.850	06/16/2021	7,800	(8)	(3)

FBF	Put - OTC CDX.HY-35 5-Year Index	Sell	100.000	06/16/2021	500	(2)	(1)
	Put - OTC CDX.IG-35 5-Year Index	Sell	0.800	04/21/2021	10,000	(14)	(1)
	Put - OTC CDX.IG-35 5-Year Index	Sell	0.900	06/16/2021	9,200	(13)	(2)

GST	Call - OTC CDX.IG-35 5-Year Index	Buy	0.450	04/21/2021	7,500	(4)	(1)
	Put - OTC CDX.IG-35 5-Year Index	Sell	0.800	04/21/2021	1,300	(1)	0
	Put - OTC CDX.IG-35 5-Year Index	Sell	0.850	04/21/2021	19,100	(22)	(1)
	Put - OTC CDX.IG-35 5-Year Index	Sell	0.750	05/19/2021	7,800	(7)	(2)
	Put - OTC CDX.IG-35 5-Year Index	Sell	0.900	05/19/2021	7,700	(8)	(1)
	Put - OTC CDX.IG-35 5-Year Index	Sell	0.950	05/19/2021	3,600	(4)	0
	Put - OTC CDX.IG-35 5-Year Index	Sell	1.050	05/19/2021	6,300	(6)	(1)
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.750	05/19/2021	10,600	(11)	(2)
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.800	05/19/2021	11,000	(11)	(2)
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.800	06/16/2021	13,900	(15)	(6)
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.850	06/16/2021	8,900	(10)	(3)
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.750	07/21/2021	8,700	(12)	(7)

JPM	Put - OTC CDX.IG-35 5-Year Index	Sell	0.750	05/19/2021	7,100	(7)	(1)
	Put - OTC CDX.IG-35 5-Year Index	Sell	0.900	05/19/2021	8,000	(9)	(1)
	Put - OTC CDX.IG-36 5-Year Index	Sell	0.900	07/21/2021	900	(1)	(1)

MYC	Put - OTC CDX.IG-35 5-Year Index	Sell	0.800	05/19/2021	2,400	(3)	0

						$(408)	$ (105)

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
HUS	Put - OTC USD versus ILS	ILS	3.195	04/14/2021	9,916	$(37)	$(1)
	Call - OTC USD versus ILS		3.315	04/14/2021	9,916	(38)	(103)
	Put - OTC USD versus ILS		3.165	05/06/2021	10,312	(51)	(2)
	Call - OTC USD versus ILS		3.328	05/06/2021	10,312	(51)	(111)
	Put - OTC USD versus ILS		3.180	05/27/2021	25,335	(101)	(13)
	Call - OTC USD versus ILS		3.350	05/27/2021	25,335	(124)	(239)

JPM	Put - OTC USD versus ILS		3.182	05/18/2021	6,105	(29)	(2)
	Call - OTC USD versus ILS		3.338	05/18/2021	6,105	(29)	(63)

						$(460)	$(534)

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
MYC	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.300%	09/29/2021	83,800	$ (666)	$(829)

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2021	57

Schedule of Investments	PIMCO Dynamic Bond Fund	(Cont.)

OPTIONS ON SECURITIES

Counterparty	Description	Strike Price		Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
FAR	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 04/01/2051	$	101.844	04/07/2021	2,200	$(7)	$(45)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 05/01/2051		99.547	05/06/2021	3,200	(20)	(24)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 05/01/2051		101.547	05/06/2021	6,000	(30)	(23)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 05/01/2051		102.250	05/06/2021	3,900	(17)	(22)

GSC	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 04/01/2051		102.250	04/07/2021	8,000	(35)	(198)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 05/01/2051		102.117	05/06/2021	7,700	(35)	(40)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 06/01/2051		101.172	06/07/2021	6,100	(36)	(36)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 06/01/2051		101.512	06/07/2021	5,400	(30)	(35)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 06/01/2051		101.586	06/07/2021	4,400	(27)	(29)

JPM	Put - OTC Fannie Mae, TBA 3.000% due 06/01/2051		104.047	06/07/2021	7,000	(27)	(29)
	Put - OTC Ginnie Mae, TBA 2.000% due 05/01/2051		100.047	05/13/2021	6,500	(39)	(40)
	Put - OTC Ginnie Mae, TBA 2.500% due 04/01/2051		103.781	04/14/2021	9,300	(22)	(69)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 04/01/2051		99.875	04/07/2021	2,000	(7)	(8)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 04/01/2051		101.875	04/07/2021	500	(1)	0
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 04/01/2051		102.375	04/07/2021	3,200	(13)	(83)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 05/01/2051		99.391	05/06/2021	4,400	(27)	(30)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 05/01/2051		101.391	05/06/2021	4,400	(19)	(4)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 05/01/2051		101.789	05/06/2021	5,400	(23)	(23)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 06/01/2051		101.391	06/07/2021	4,000	(22)	(25)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 06/01/2051		103.391	06/07/2021	4,000	(15)	(10)
	Put - OTC Uniform Mortgage-Backed Security, TBA 3.000% due 05/01/2051		103.984	05/06/2021	7,000	(21)	(17)
	Put - OTC Uniform Mortgage-Backed Security, TBA 3.000% due 05/01/2051		104.262	05/06/2021	6,000	(17)	(21)

SAL	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 04/01/2051		98.953	04/07/2021	14,000	(53)	(16)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 04/01/2051		99.609	04/07/2021	5,700	(20)	(15)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 04/01/2051		100.953	04/07/2021	14,000	(37)	(2)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 04/01/2051		101.609	04/07/2021	7,000	(15)	0
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 04/01/2051		101.828	04/07/2021	5,700	(12)	0
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 05/01/2051		98.688	05/06/2021	6,100	(24)	(31)
	Put - OTC Uniform Mortgage-Backed Security, TBA 3.000% due 05/01/2051		104.180	05/06/2021	3,000	(9)	(9)

						$(660)	$(884)

Total Written Options						$(2,194)	$(2,352)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE, SOVEREIGN AND U.S. MUNICIPAL ISSUES - SELL PROTECTION(2)

Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2021(3)	Notional Amount(4)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(5)
									Asset	Liability
BOA	Colombia Government International Bond	1.000%	Quarterly	06/20/2021	0.307%	$ 500	$(16)	$17	$1	$0
	Mexico Government International Bond	1.000	Quarterly	12/20/2021	0.287	4,700	(184)	210	26	0

BPS	Colombia Government International Bond	1.000	Quarterly	06/20/2021	0.307	1,100	(35)	37	2	0
	Colombia Government International Bond	1.000	Quarterly	12/20/2021	0.380	700	(27)	31	4	0

BRC	Colombia Government International Bond	1.000	Quarterly	06/20/2021	0.307	4,600	(148)	157	9	0
	Mexico Government International Bond	1.000	Quarterly	12/20/2021	0.287	2,100	(81)	93	12	0

CBK	Brazil Government International Bond	1.000	Quarterly	12/20/2024	1.805	100	(2)	(1)	0	(3)
	Colombia Government International Bond	1.000	Quarterly	06/20/2024	0.844	400	(4)	6	2	0
	Colombia Government International Bond	1.000	Quarterly	12/20/2024	0.984	1,100	4	(3)	1	0

FBF	AT&T, Inc.	1.000	Quarterly	06/20/2024	0.452	2,300	(7)	48	41	0

GST	Brazil Government International Bond	1.000	Quarterly	12/20/2024	1.805	200	(3)	(3)	0	(6)
	Colombia Government International Bond	1.000	Quarterly	06/20/2021	0.307	2,700	(83)	88	5	0
	Colombia Government International Bond	1.000	Quarterly	12/20/2023	0.762	1,900	(28)	41	13	0
	South Africa Government International Bond	1.000	Quarterly	06/20/2024	1.631	17,400	(770)	427	0	(343)
	Turkey Government International Bond	1.000	Quarterly	06/20/2024	4.721	400	(49)	5	0	(44)

HUS	Brazil Government International Bond	1.000	Quarterly	12/20/2023	1.477	200	(7)	5	0	(2)
	Brazil Government International Bond	1.000	Quarterly	06/20/2024	1.616	1,100	(32)	11	0	(21)
	Colombia Government International Bond	1.000	Quarterly	06/20/2021	0.307	200	(6)	6	0	0
	Colombia Government International Bond	1.000	Quarterly	12/20/2021	0.380	700	(34)	37	3	0

JPM	Colombia Government International Bond	1.000	Quarterly	06/20/2021	0.307	1,250	(40)	42	2	0
	Hochtief AG	5.000	Quarterly	12/20/2025	1.011	EUR 5,900	1,365	(54)	1,311	0
	South Africa Government International Bond	1.000	Quarterly	12/20/2023	1.462	$ 200	(10)	8	0	(2)

MYC	California State General Obligation Bonds, Series 2003	1.000	Quarterly	09/20/2024	0.278	11,400	81	207	288	0

							$(116)	$1,415	$1,720	$(421)

58	PIMCO BOND FUNDS	See Accompanying Notes

March 31, 2021

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(2)

Counterparty	Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(4)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(5)
								Asset	Liability
GST	CMBX.NA.AAA.10 Index	0.500%	Monthly	11/17/2059	$900	$(26)	$35	$9	$0

MYC	CMBX.NA.AAA.10 Index	0.500	Monthly	11/17/2059	18,100	(628)	802	174	0

UAG	CMBX.NA.AAA.10 Index	0.500	Monthly	11/17/2059	12,100	(424)	540	116	0

						$(1,078)	$1,377	$299	$0

Total Swap Agreements						$(1,194)	$2,792	$2,019	$(421)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of March 31, 2021:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(6)
BOA	$2,604	$0	$27	$2,631	$(309)	$(14)	$0	$(323)	$2,308	$(2,770)	$(462)
BPS	1,014	0	6	1,020	(9)	(5)	0	(14)	1,006	(940)	66
BRC	0	0	21	21	0	(45)	0	(45)	(24)	0	(24)
CBK	1,423	0	3	1,426	(1,276)	(1)	(3)	(1,280)	146	0	146
DBL	0	0	0	0	0	(1)	0	(1)	(1)	0	(1)
DUB	662	0	0	662	(397)	(6)	0	(403)	259	(20)	239
FAR	0	0	0	0	0	(114)	0	(114)	(114)	0	(114)
FBF	0	0	41	41	0	(4)	0	(4)	37	0	37
GLM	263	0	0	263	(683)	0	0	(683)	(420)	761	341
GSC	0	0	0	0	0	(338)	0	(338)	(338)	0	(338)
GST	0	0	27	27	0	(26)	(393)	(419)	(392)	245	(147)
HUS	1,373	0	3	1,376	(1,632)	(469)	(23)	(2,124)	(748)	295	(453)
IND	44	0	0	44	(35)	0	0	(35)	9	0	9
JPM	1	0	1,313	1,314	(486)	(427)	(2)	(915)	399	(590)	(191)
MYC	0	2,299	462	2,761	0	(829)	0	(829)	1,932	(1,798)	134
MYI	221	0	0	221	(3)	0	0	(3)	218	(340)	(122)
RYL	11	0	0	11	(8)	0	0	(8)	3	0	3
SAL	0	0	0	0	0	(73)	0	(73)	(73)	262	189
SCX	4,768	0	0	4,768	(187)	0	0	(187)	4,581	(4,290)	291
SOG	32	0	0	32	0	0	0	0	32	0	32
SSB	3	0	0	3	0	0	0	0	3	0	3
TOR	3	0	0	3	(120)	0	0	(120)	(117)	275	158
UAG	20	0	116	136	(147)	0	0	(147)	(11)	(30)	(41)

Total Over the Counter	$12,442	$2,299	$2,019	$16,760	$(5,292)	$(2,352)	$(421)	$(8,065)

(q)

Securities with an aggregate market value of $1,838 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of March 31, 2021.

(1)	Notional Amount represents the number of contracts.
(2)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, sovereign or U.S. municipal issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(6)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2021	59

Schedule of Investments	PIMCO Dynamic Bond Fund	(Cont.)

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2021:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$1,469	$1,469
Swap Agreements	0	196	0	0	2,345	2,541

	$0	$196	$0	$0	$3,814	$4,010

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$12,442	$0	$12,442
Purchased Options	0	0	0	0	2,299	2,299
Swap Agreements	0	2,019	0	0	0	2,019

	$0	$2,019	$0	$12,442	$2,299	$16,760

	$0	$2,215	$0	$12,442	$6,113	$20,770

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$21	$21
Futures	0	0	0	0	715	715
Swap Agreements	0	746	0	0	865	1,611

	$0	$746	$0	$0	$1,601	$2,347

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$5,292	$0	$5,292
Written Options	0	105	0	534	1,713	2,352
Swap Agreements	0	421	0	0	0	421

	$0	$526	$0	$5,826	$1,713	$8,065

	$0	$1,272	$0	$5,826	$3,314	$10,412

The effect of Financial Derivative Instruments on the Statements of Operations for the year ended March 31, 2021:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$(31)	$(31)
Written Options	0	0	0	0	11	11
Futures	0	0	0	0	29,651	29,651
Swap Agreements	0	(13,417)	0	0	(36,269)	(49,686)

	$0	$(13,417)	$0	$0	$(6,638)	$(20,055)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(43,911)	$0	$(43,911)
Purchased Options	0	0	0	0	239	239
Written Options	0	942	0	0	2,434	3,376
Swap Agreements	0	(3,895)	0	0	(26)	(3,921)

	$0	$(2,953)	$0	$(43,911)	$2,647	$(44,217)

	$0	$(16,370)	$0	$(43,911)	$(3,991)	$(64,272)

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$(14)	$(14)
Futures	0	0	0	0	28,887	28,887
Swap Agreements	0	(8,431)	0	0	67,148	58,717

	$0	$(8,431)	$0	$0	$96,021	$87,590

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$13,675	$0	$13,675
Purchased Options	0	0	0	0	466	466
Written Options	0	2,955	0	(73)	(387)	2,495
Swap Agreements	0	7,944	0	0	0	7,944

	$0	$10,899	$0	$13,602	$79	$24,580

	$0	$2,468	$0	$13,602	$96,100	$112,170

60	PIMCO BOND FUNDS	See Accompanying Notes

March 31, 2021

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2021 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2021
Investments in Securities, at Value
Loan Participations and Assignments	$0	$60,131	$0	$60,131
Corporate Bonds & Notes
Banking & Finance	0	498,629	0	498,629
Industrials	0	259,529	0	259,529
Utilities	0	68,754	0	68,754
Convertible Bonds & Notes
Industrials	0	19,120	0	19,120
Municipal Bonds & Notes
California	0	3,033	0	3,033
Illinois	0	1,667	0	1,667
Puerto Rico	0	710	0	710
Washington	0	28,587	0	28,587
West Virginia	0	6,440	0	6,440
U.S. Government Agencies	0	1,133,231	0	1,133,231
U.S. Treasury Obligations	0	819,159	0	819,159
Non-Agency Mortgage-Backed Securities	0	309,310	0	309,310
Asset-Backed Securities	0	603,846	5,599	609,445
Sovereign Issues	0	345,309	0	345,309
Convertible Preferred Securities
Banking & Finance	4,961	0	0	4,961
Preferred Securities
Banking & Finance	0	28,465	0	28,465
Utilities	0	4,457	10,665	15,122
Short-Term Instruments
Repurchase Agreements	0	5,159	0	5,159
Short-Term Notes	0	852	0	852
Argentina Treasury Bills	0	6,164	0	6,164
Municipal Bonds & Notes	0	931	0	931

	$4,961	$4,203,483	$16,264	$4,224,708

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2021
Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$601,436	$0	$0	$601,436

Total Investments	$606,397	$4,203,483	$16,264	$4,826,144

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	1,469	2,538	0	4,007
Over the counter	0	16,760	0	16,760

	$1,469	$19,298	$0	$20,767

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(736)	(1,611)	0	(2,347)
Over the counter	0	(8,065)	0	(8,065)

	$(736)	$(9,676)	$0	$(10,412)

Total Financial Derivative Instruments	$733	$9,622	$0	$10,355

Totals	$607,130	$4,213,105	$16,264	$4,836,499

There were no significant transfers into or out of Level 3 during the period ended March 31, 2021.

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2021	61

Schedule of Investments	PIMCO Extended Duration Fund

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 164.3%

CORPORATE BONDS & NOTES 1.4%

BANKING & FINANCE 0.5%

Barclays PLC
3.375% due 04/02/2025 •	EUR	1,100	$1,410

BOC Aviation Ltd.
2.750% due 09/18/2022		$800	816

Mitsubishi UFJ Financial Group, Inc.
1.075% (US0003M + 0.860%) due 07/26/2023 ~		2,100	2,126

SL Green Operating Partnership LP
1.174% (US0003M + 0.980%) due 08/16/2021 ~		1,300	1,300

			5,652

INDUSTRIALS 0.6%

DAE Funding LLC
4.500% due 08/01/2022		200	202

Georgia-Pacific LLC
7.750% due 11/15/2029		30	42

Kinder Morgan, Inc.
1.521% (US0003M + 1.280%) due 01/15/2023 ~		3,300	3,352

Sands China Ltd.
5.400% due 08/08/2028		800	916

United Airlines Pass-Through Trust
2.875% due 04/07/2030		926	942
3.100% due 04/07/2030		926	902

			6,356

UTILITIES 0.3%

Appalachian Power Co.
2.700% due 04/01/2031		1,100	1,099

National Rural Utilities Cooperative Finance Corp.
2.400% due 03/15/2030		1,300	1,292

Petrobras Global Finance BV
5.093% due 01/15/2030		623	648

			3,039

Total Corporate Bonds & Notes (Cost $14,799)			15,047

U.S. GOVERNMENT AGENCIES 4.4%

Fannie Mae
0.000% due 11/15/2030 (d)		400	331
2.251% due 01/25/2031 ~(a)		2,300	336
3.000% due 07/25/2043		1,246	1,257
3.790% due 01/01/2029		2,000	2,215
3.880% due 01/01/2031		1,771	2,029
3.920% due 01/01/2031		762	877
5.000% due 08/25/2033		35	40
5.500% due 04/25/2033 - 08/25/2035		95	106
6.000% due 12/25/2034		266	345

Freddie Mac
0.000% due 03/15/2028 - 07/15/2031 (a)(d)		10,500	9,399
0.000% due 03/15/2031 - 07/15/2032 (d)		9,300	7,516
0.000% due 01/15/2041 (b)(d)		4,263	3,562
3.000% due 04/15/2053		1,949	1,949
4.000% due 09/15/2054		775	885
4.438% due 11/25/2052 ~		4,964	5,492
5.500% due 02/15/2024		24	25
6.000% due 06/15/2035		429	555

Ginnie Mae
5.500% due 10/20/2037		209	258

Residual Funding Corp. STRIPS
0.000% due 04/15/2030 (d)		4,100	3,439

Resolution Funding Corp. STRIPS
0.000% due 04/15/2028 - 04/15/2029 (a)		3,191	2,794

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Small Business Administration
5.290% due 12/01/2027	$48	$51

Tennessee Valley Authority STRIPS
4.625% due 09/15/2060	1,000	1,355

Uniform Mortgage-Backed Security
4.000% due 08/01/2048	102	110

Uniform Mortgage-Backed Security, TBA
2.000% due 06/01/2051	2,500	2,486

Total U.S. Government Agencies (Cost $42,592)		47,412

U.S. TREASURY OBLIGATIONS 148.0%

U.S. Treasury Bonds
1.125% due 05/15/2040 (e)	45,950	37,508
1.125% due 08/15/2040 (e)	23,500	19,118
1.375% due 11/15/2040 (e)	132,510	112,758
1.625% due 11/15/2050 (e)	102,700	85,610
1.875% due 02/15/2041 (e)(g)	69,100	64,360
1.875% due 02/15/2051 (e)	160,900	142,824
2.750% due 11/15/2047	1	1
3.125% due 11/15/2041 (e)	86,550	98,633
4.500% due 08/15/2039 (e)	400	542
4.750% due 02/15/2041 (e)	6,100	8,591

U.S. Treasury Notes
1.125% due 02/29/2028 (e)	1,520	1,494
1.125% due 02/15/2031 (e)	3,100	2,929

U.S. Treasury STRIPS
0.000% due 05/15/2034 (a)(d)	100,300	75,624
0.000% due 08/15/2034 (a)(d)	76,520	57,271
0.000% due 11/15/2034 (a)(d)(g)	34,600	25,698
0.000% due 08/15/2035 (a)(d)(g)	6,870	4,990
0.000% due 05/15/2036 (a)(d)	52,000	36,920
0.000% due 11/15/2036 (a)(d)	76,900	53,771
0.000% due 05/15/2037 (a)(d)	54,350	37,369
0.000% due 08/15/2037 (a)(d)	9,100	6,205
0.000% due 08/15/2041 (d)(g)	14,800	9,187
0.000% due 02/15/2042 (d)(g)	9,500	5,808
0.000% due 05/15/2042 (d)(g)	9,700	5,874
0.000% due 05/15/2043 (d)	110,510	64,898
0.000% due 08/15/2043 (d)(e)	140,500	81,861
0.000% due 02/15/2044 (d)	51,400	29,535
0.000% due 05/15/2044 (d)	88,500	50,401
0.000% due 08/15/2044 (d)	1,500	847
0.000% due 11/15/2044 (d)	4,800	2,690
0.000% due 02/15/2045 (d)	5,200	2,891
0.000% due 05/15/2045 (d)	7,750	4,279
0.000% due 08/15/2046 (d)(g)	3,500	1,868
0.000% due 05/15/2048 (d)(e)	142,600	73,119
0.000% due 08/15/2048 (d)	142,600	72,671
0.000% due 11/15/2048 (d)(e)	161,200	81,725
0.000% due 02/15/2049 (d)	120,600	60,710
0.000% due 08/15/2049 (d)	72,300	35,929
0.000% due 11/15/2049 (d)(e)	155,500	76,700
0.000% due 08/15/2050 (d)(e)	130,900	63,748

Total U.S. Treasury Obligations (Cost $1,703,356)		1,596,957

NON-AGENCY MORTGAGE-BACKED SECURITIES 5.8%

1166 Avenue of the Americas Commercial Mortgage Trust
5.690% due 10/13/2037	3,000	3,434

BAMLL Commercial Mortgage Securities Trust
1.156% due 04/15/2036 •	3,200	3,194
1.306% due 03/15/2034 •	1,500	1,502

Bancorp Commercial Mortgage Trust
1.156% due 09/15/2036 •	2,186	2,188

Barclays Commercial Mortgage Securities Trust
4.197% due 08/10/2035	800	894
4.957% due 08/10/2035 ~	600	660

Bear Stearns ALT-A Trust
3.033% due 09/25/2035 ^~	148	117

BWAY Mortgage Trust
3.454% due 03/10/2033	3,000	3,217

ChaseFlex Trust
0.389% due 05/25/2037 •	2,373	2,278

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Citigroup Commercial Mortgage Trust
2.056% due 02/15/2039 •		$3,614	$3,700
4.149% due 01/10/2036		7,950	8,587

CityLine Commercial Mortgage Trust
2.778% due 11/10/2031 ~		2,800	2,912

Commercial Mortgage Trust
3.815% due 04/10/2033 ~		2,500	2,595

Countrywide Home Loan Mortgage Pass-Through Trust
3.023% due 09/25/2047 ^~		133	128

Credit Suisse Mortgage Capital Certificates
0.300% due 11/27/2036 •		666	665

GCAT LLC
3.228% due 11/26/2049 þ		3,183	3,229

GS Mortgage Securities Trust
3.602% due 10/10/2049 ~		1,800	1,856
3.805% due 10/10/2035 ~		800	837

Hilton USA Trust
4.194% due 11/05/2038 ~		1,000	1,069

JP Morgan Chase Commercial Mortgage Securities Trust
1.556% due 12/15/2031 •		2,260	2,242
2.798% due 10/05/2031		2,800	2,808

JP Morgan Mortgage Trust
1.009% due 12/25/2049 •		481	484
2.578% due 07/25/2035 ~		41	42

New Residential Mortgage Loan Trust
2.750% due 11/25/2059 ~		2,695	2,814

Towd Point Mortgage Funding
1.250% due 02/20/2054 •	GBP	1,736	2,403

Vericrest Opportunity Loan Transferee
2.116% due 04/25/2051 «þ		$1,500	1,499

VNDO Trust
3.805% due 01/10/2035		3,600	3,826

WaMu Mortgage Pass-Through Certificates Trust
0.989% due 01/25/2047 •		120	120
1.957% due 08/25/2046 •		3,097	3,036
1.957% due 10/25/2046 •		4	4

Total Non-Agency Mortgage-Backed Securities (Cost $60,666)			62,340

ASSET-BACKED SECURITIES 4.5%

ACE Securities Corp. Home Equity Loan Trust
0.904% due 01/25/2035 •		4,807	4,729

Arbor Realty Commercial Real Estate Notes Ltd.
1.256% due 05/15/2037 •		1,700	1,702

Atlas Senior Loan Fund Ltd.
1.523% due 01/16/2030 •		1,500	1,501

Bear Stearns Asset-Backed Securities Trust
3.086% due 07/25/2036 ~		2	2

Cathedral Lake CLO Ltd.
0.000% due 07/15/2029 «•(c)		5,700	5,699

CIT Mortgage Loan Trust
1.609% due 10/25/2037 •		2,230	2,274

Countrywide Asset-Backed Certificates
0.359% due 01/25/2046 ^•		4,730	4,564

Crown Point CLO Ltd.
1.163% due 07/17/2028 •		943	943

Dryden Senior Loan Fund
1.141% due 10/15/2027 •		533	533

ECMC Group Student Loan Trust
0.859% due 02/27/2068 •		577	579

Encore Credit Receivables Trust
0.769% due 07/25/2035 •		1,398	1,403

Fremont Home Loan Trust
1.174% due 06/25/2035 •		2,100	2,089

JP Morgan Mortgage Acquisition Corp.
0.829% due 12/25/2035 •		3,000	2,985

LCM LP
1.264% due 10/20/2027 •		710	710

LoanCore Issuer Ltd.
1.236% due 05/15/2036 •		3,000	3,001

62	PIMCO BOND FUNDS	See Accompanying Notes

March 31, 2021

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

MASTR Asset-Backed Securities Trust
0.934% due 10/25/2034 •	$1,820	$1,803

Nassau Ltd.
2.374% due 07/20/2029 •	2,100	2,108

Ocean Trails CLO
0.000% due 07/15/2028 •(c)	2,400	2,400

OneMain Direct Auto Receivables Trust
3.430% due 12/16/2024	696	701

OZLM Ltd.
0.000% due 05/16/2030 •	1,700	1,700

Residential Asset Securities Corp. Trust
0.329% due 02/25/2037 •	800	763

SLM Student Loan Trust
0.818% due 10/25/2029 •	711	713

Sound Point CLO Ltd.
1.101% due 01/23/2029 •(c)	1,500	1,500

Vibrant CLO Ltd.
0.000% due 09/15/2030 •(c)	1,800	1,800

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Wells Fargo Home Equity Asset-Backed Securities Trust
0.379% due 07/25/2036 •		$848	$844

Zais CLO Ltd.
1.391% due 04/15/2028 •		1,764	1,766

Total Asset-Backed Securities (Cost $48,038)			48,812

SOVEREIGN ISSUES 0.2%

Qatar Government International Bond
3.875% due 04/23/2023		1,200	1,280

South Africa Government International Bond
8.250% due 03/31/2032	ZAR	7,800	458

Total Sovereign Issues (Cost $1,851)			1,738

Total Investments in Securities (Cost $1,871,302)			1,772,306

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 2.1%

SHORT-TERM INSTRUMENTS 2.1%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 2.1%

PIMCO Short Asset Portfolio	2,260,696	$22,684

PIMCO Short-Term Floating NAV Portfolio III	15,998	158

Total Short-Term Instruments (Cost $22,799)		22,842

Total Investments in Affiliates (Cost $22,799)		22,842

Total Investments 166.4% (Cost $1,894,101)		$1,795,148

Financial Derivative Instruments (f)(h) 0.1% (Cost or Premiums, net $(2,081))		678

Other Assets and Liabilities, net (66.5)%		(717,088)

Net Assets 100.0%		$1,078,738

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
«	Security valued using significant unobservable inputs (Level 3).
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
(a)	Security is an Interest Only (“IO”) or IO Strip.
(b)	Principal only security.
(c)	When-issued security.
(d)	Zero coupon security.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate(1)	Settlement Date	Maturity Date	Amount Borrowed(1)	Payable for Reverse Repurchase Agreements
BOM	0.100%	02/18/2021	04/19/2021	$(43,044)	$(43,049)
BOS	(0.300)	03/31/2021	04/05/2021	(2,941)	(2,941)
	0.100	03/09/2021	04/08/2021	(287,726)	(287,745)
BSN	0.080	03/16/2021	04/16/2021	(6,373)	(6,373)
IND	0.090	03/02/2021	04/05/2021	(559)	(559)
	0.090	03/03/2021	04/05/2021	(577)	(578)
	0.090	03/09/2021	04/08/2021	(17,028)	(17,029)
	0.100	02/11/2021	04/12/2021	(11,684)	(11,685)
	0.100	02/12/2021	04/12/2021	(125,486)	(125,503)
JPS	0.020	03/04/2021	04/05/2021	(89,349)	(89,350)

Total Reverse Repurchase Agreements					$(584,812)

SALE-BUYBACK TRANSACTIONS:

Counterparty	Borrowing Rate(1)	Borrowing Date	Maturity Date	Amount Borrowed(1)		Payable for Sale-Buyback Transactions
BPG	(0.050)%	03/31/2021	04/01/2021	$	(128,759)	$(128,759)
	0.150	01/21/2021	04/21/2021		(919)	(919)
GSC	(0.060)	03/25/2021	04/01/2021		(1,508)	(1,508)

Total Sale-Buyback Transactions						$(131,186)

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2021	63

Schedule of Investments	PIMCO Extended Duration Fund	(Cont.)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of March 31, 2021:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(2)
Global/Master Repurchase Agreement
BOM	$0	$(43,049)	$0	$(43,049)	$42,586	$(463)
BOS	0	(290,686)	0	(290,686)	289,869	(817)
BSN	0	(6,373)	0	(6,373)	6,297	(76)
IND	0	(155,354)	0	(155,354)	154,188	(1,166)
JPS	0	(89,350)	0	(89,350)	88,488	(862)

Master Securities Forward Transaction Agreement
BPG	0	0	(129,678)	(129,678)	128,513	(1,165)
GSC	0	0	(1,508)	(1,508)	1,494	(14)

Total Borrowings and Other Financing Transactions	$0	$(584,812)	$(131,186)

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
U.S. Treasury Obligations	$0	$(584,812)	$0	$0	$(584,812)

Total	$0	$(584,812)	$0	$0	$(584,812)

Sale-Buyback Transactions
U.S. Treasury Obligations	(130,267)	(919)	0	0	(131,186)

Total	$(130,267)	$(919)	$0	$0	$(131,186)

Total Borrowings	$(130,267)	$(585,731)	$0	$0	$(715,998)

Payable for reverse repurchase agreements and sale-buyback financing transactions					$(715,998)

(e)	Securities with an aggregate market value of $706,893 and cash of $4,542 have been pledged as collateral under the terms of the above master agreements as of March 31, 2021.

(1)

The average amount of borrowings outstanding during the period ended March 31, 2021 was $(1,188,947) at a weighted average interest rate of 0.135%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(f)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
Euro-BTP Italy Government Bond June Futures	06/2021	76	$	13,307	$7	$25	$(42)
U.S. Treasury 5-Year Note June Futures	06/2021	2,604		321,330	(3,843)	0	(295)

					$(3,836)	$25	$(337)

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
U.S. Treasury 2-Year Note June Futures	06/2021	128	$	(28,253)	$25	$4	$0
U.S. Treasury 10-Year Note June Futures	06/2021	1,414		(185,146)	4,528	210	0
U.S. Treasury 10-Year Ultra Long-Term Bond June Futures	06/2021	276		(39,658)	1,291	45	0
U.S. Treasury 30-Year Bond June Futures	06/2021	3,024		(467,492)	20,324	520	0
U.S. Treasury Ultra Long-Term Bond June Futures	06/2021	124		(22,471)	1,226	45	0
United Kingdom Long Gilt June Futures	06/2021	172		(30,254)	256	123	(2)

					$27,650	$947	$(2)

Total Futures Contracts					$23,814	$972	$(339)

64	PIMCO BOND FUNDS	See Accompanying Notes

March 31, 2021

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CREDIT INDICES - BUY PROTECTION(1)

Index/Tranches	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Notional Amount(2)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(3)	Variation Margin
									Asset	Liability
CDX.IG-27 5-Year Index	(1.000)%	Quarterly	12/20/2021	$	6,300	$(89)	$52	$(37)	$0	$(1)
CDX.IG-28 5-Year Index	(1.000)	Quarterly	06/20/2022		8,100	(128)	54	(74)	0	(1)
iTraxx Europe Main 29 5-Year Index	(1.000)	Quarterly	06/20/2023	EUR	6,200	(162)	34	(128)	0	(3)
iTraxx Europe Main 32 5-Year Index	(1.000)	Quarterly	12/20/2024		11,300	(293)	(20)	(313)	0	(8)

						$(672)	$120	$(552)	$0	$(13)

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Pay	3-Month CAD-Bank Bill	1.275%	Semi-Annual	03/03/2025	CAD	2,400	$0	$7	$7	$0	$(1)
Pay	3-Month CAD-Bank Bill	1.276	Semi-Annual	03/03/2025		500	0	2	2	0	0
Pay	3-Month CAD-Bank Bill	1.235	Semi-Annual	03/04/2025		10,800	11	7	18	0	(3)
Pay	3-Month USD-LIBOR	2.450	Semi-Annual	05/13/2022		$121,400	318	3,824	4,142	2	0
Receive	3-Month USD-LIBOR	3.000	Semi-Annual	02/04/2023		153,100	(168)	(8,234)	(8,402)	21	0
Receive	3-Month USD-LIBOR	3.000	Semi-Annual	06/19/2024		8,900	(184)	(584)	(768)	7	0
Receive	3-Month USD-LIBOR	1.250	Semi-Annual	06/17/2025		16,100	(63)	(268)	(331)	11	0
Receive	3-Month USD-LIBOR	2.250	Semi-Annual	06/20/2028		3,300	49	(252)	(203)	4	0
Receive	3-Month USD-LIBOR	1.620	Semi-Annual	02/25/2030		22,800	(48)	150	102	27	0
Receive	3-Month USD-LIBOR	0.958	Semi-Annual	03/31/2030		23,900	(67)	1,584	1,517	29	0
Receive	3-Month USD-LIBOR	2.510	Semi-Annual	05/13/2030		24,600	(266)	(1,677)	(1,943)	30	0
Receive\	3-Month USD-LIBOR	1.250	Semi-Annual	06/17/2030		14,200	801	(267)	534	18	0
Pay	3-Month USD-LIBOR	1.000	Semi-Annual	12/16/2030		100,600	(961)	(5,843)	(6,804)	0	(135)
Receive	3-Month USD-LIBOR	2.384	Semi-Annual	09/07/2047		11,900	487	(946)	(459)	33	0
Receive	3-Month USD-LIBOR	2.250	Semi-Annual	01/13/2050		1,700	(4)	(17)	(21)	5	0
Receive	3-Month USD-LIBOR	2.000	Semi-Annual	01/15/2050		1,100	(8)	57	49	3	0
Receive	3-Month USD-LIBOR	1.625	Semi-Annual	01/16/2050		2,600	(5)	342	337	9	0
Receive	3-Month USD-LIBOR	1.750	Semi-Annual	01/22/2050		4,100	(23)	438	415	13	0
Pay	3-Month USD-LIBOR	1.250	Semi-Annual	12/16/2050		14,900	(1,190)	(2,057)	(3,247)	0	(53)
Pay	28-Day MXN-TIIE	7.199	Lunar	12/03/2021	MXN	6,500	0	6	6	0	0

							$(1,321)	$(13,728)	$(15,049)	$212	$(192)

Total Swap Agreements							$(1,993)	$(13,608)	$(15,601)	$212	$(205)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of March 31, 2021:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$972	$212	$1,184	$0	$(339)	$(205)	$(544)

(g)

Securities with an aggregate market value of $13,936 and cash of $3,063 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2021. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(1)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(3)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2021	65

Schedule of Investments	PIMCO Extended Duration Fund	(Cont.)

(h)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BOA	04/2021	BRL	5,694		$1,029	$18	$0
	04/2021		$999	BRL	5,694	12	0
	05/2021		1,028		5,694	0	(18)
	06/2021	ZAR	648		$43	0	(1)

CBK	05/2021	GBP	1,754		2,446	28	0
	05/2021	RUB	994		13	0	0
	06/2021		2,001		27	1	0

GLM	04/2021	BRL	5,694		1,000	0	(12)
	04/2021	RUB	1,485		20	0	0
	04/2021		$983	BRL	5,694	29	0

HUS	04/2021	EUR	1,236		$1,491	41	0
	05/2021	RUB	1,007		13	0	0
	09/2021		$14	MXN	292	0	0

JPM	06/2021	ZAR	2,199		$144	0	(4)

UAG	04/2021	RUB	516		7	0	0

Total Forward Foreign Currency Contracts						$129	$(35)

WRITTEN OPTIONS:

CREDIT DEFAULT SWAPTIONS ON CREDIT INDICES

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
FBF	Put - OTC CDX.IG-35 5-Year Index	Sell	0.800%	04/21/2021	17,700	$(25)	$(1)
	Call - OTC CDX.IG-35 5-Year Index	Buy	0.450	06/16/2021	3,500	(2)	(2)
	Put - OTC CDX.IG-35 5-Year Index	Sell	0.800	06/16/2021	3,500	(4)	(1)
	Put - OTC CDX.IG-36 5-Year Index	Sell	0.850	06/16/2021	6,100	(6)	(3)

GST	Put - OTC CDX.IG-35 5-Year Index	Sell	0.850	04/21/2021	23,400	(30)	(1)
	Put - OTC CDX.IG-36 5-Year Index	Sell	0.850	06/16/2021	1,500	(1)	(1)

						$(68)	$(9)

OPTIONS ON SECURITIES

Counterparty	Description	Strike Price	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
GSC	Put - OTC Fannie Mae, TBA 3.000% due 06/01/2051	$103.895	06/07/2021	1,000	$(4)	$(4)

JPM	Put - OTC Ginnie Mae, TBA 2.500% due 04/01/2051	104.266	04/14/2021	3,000	(8)	(34)

SAL	Put - OTC Fannie Mae, TBA 3.000% due 06/01/2051	103.914	06/07/2021	1,000	(4)	(4)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 06/01/2051	100.047	06/07/2021	800	(4)	(5)

					$(20)	$(47)

Total Written Options					$(88)	$(56)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of March 31, 2021:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(2)
BOA	$30	$0	$0	$30	$(19)	$0	$0	$(19)	$11	$0	$11
CBK	29	0	0	29	0	0	0	0	29	0	29
FBF	0	0	0	0	0	(7)	0	(7)	(7)	0	(7)
GLM	29	0	0	29	(12)	0	0	(12)	17	0	17
GSC	0	0	0	0	0	(4)	0	(4)	(4)	0	(4)
GST	0	0	0	0	0	(2)	0	(2)	(2)	0	(2)
HUS	41	0	0	41	0	0	0	0	41	0	41
JPM	0	0	0	0	(4)	(34)	0	(38)	(38)	0	(38)
SAL	0	0	0	0	0	(9)	0	(9)	(9)	0	(9)

Total Over the Counter	$129	$0	$0	$129	$(35)	$(56)	$0	$(91)

(1)	Notional Amount represents the number of contracts.

66	PIMCO BOND FUNDS	See Accompanying Notes

March 31, 2021

(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2021:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$972	$972
Swap Agreements	0	0	0	0	212	212

	$0	$0	$0	$0	$1,184	$1,184

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$129	$0	$129

	$0	$0	$0	$129	$1,184	$1,313

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$339	$339
Swap Agreements	0	13	0	0	192	205

	$0	$13	$0	$0	$531	$544

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$35	$0	$35
Written Options	0	9	0	0	47	56

	$0	$9	$0	$35	$47	$91

	$0	$22	$0	$35	$578	$635

The effect of Financial Derivative Instruments on the Statements of Operations for the year ended March 31, 2021:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$(1,307)	$(1,307)
Written Options	0	0	0	0	113	113
Futures	0	0	0	0	18,510	18,510
Swap Agreements	0	(354)	0	0	(10,443)	(10,797)

	$0	$(354)	$0	$0	$6,873	$6,519

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(1,259)	$0	$(1,259)
Purchased Options	0	0	0	0	(6)	(6)
Written Options	0	42	0	0	663	705
Swap Agreements	0	(2,244)	0	0	34	(2,210)

	$0	$(2,202)	$0	$(1,259)	$691	$(2,770)

	$0	$(2,556)	$0	$(1,259)	$7,564	$3,749

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$1,051	$1,051
Written Options	0	0	0	0	898	898
Futures	0	0	0	0	71,642	71,642
Swap Agreements	0	(494)	0	0	16,811	16,317

	$0	$(494)	$0	$0	$90,402	$89,908

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$1,170	$0	$1,170
Purchased Options	0	0	0	0	(4,667)	(4,667)
Written Options	0	141	0	0	4,013	4,154
Swap Agreements	0	2,425	0	0	0	2,425

	$0	$2,566	$0	$1,170	$(654)	$3,082

	$0	$2,072	$0	$1,170	$89,748	$92,990

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2021	67

Schedule of Investments	PIMCO Extended Duration Fund	(Cont.)	March 31, 2021

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2021 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2021
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$0	$5,652	$0	$5,652
Industrials	0	6,356	0	6,356
Utilities	0	3,039	0	3,039
U.S. Government Agencies	0	47,412	0	47,412
U.S. Treasury Obligations	0	1,596,957	0	1,596,957
Non-Agency Mortgage-Backed Securities	0	60,841	1,499	62,340
Asset-Backed Securities	0	43,113	5,699	48,812
Sovereign Issues	0	1,738	0	1,738

	$0	$1,765,108	$7,198	$1,772,306

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$22,842	$0	$0	$22,842

Total Investments	$22,842	$1,765,108	$7,198	$1,795,148

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2021
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	$972	$212	$0	$1,184
Over the counter	0	129	0	129

	$972	$341	$0	$1,313

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(339)	(205)	0	(544)
Over the counter	0	(91)	0	(91)

	$(339)	$(296)	$0	$(635)

Total Financial Derivative Instruments	$633	$45	$0	$678

Totals	$23,475	$1,765,153	$7,198	$1,795,826

There were no significant transfers into or out of Level 3 during the period ended March 31, 2021.

68	PIMCO BOND FUNDS	See Accompanying Notes

Schedule of Investments	PIMCO GNMA and Government Securities Fund	March 31, 2021

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 184.0%

CORPORATE BONDS & NOTES 0.0%

BANKING & FINANCE 0.0%

Preferred Term Securities Ltd.
1.111% (US0003M + 0.860%) due 07/03/2033 ~	$205	$200

Total Corporate Bonds & Notes (Cost $162)		200

U.S. GOVERNMENT AGENCIES 175.1%

Fannie Mae
0.200% due 02/25/2043 •(a)	617	6
0.409% due 10/25/2048 - 12/25/2048 •	16,840	16,934
0.423% due 06/25/2048 •	21,308	21,356
0.559% due 07/25/2042 - 11/25/2059 •	45,929	46,382
0.573% due 08/25/2050 •	5,637	5,698
0.809% due 10/25/2037 •	1,266	1,299
0.923% due 05/25/2050 •	56,629	57,121
1.583% due 08/25/2024 ~	100	102
1.740% due 10/25/2046 ~(a)	132	7
1.850% due 07/25/2052 ~(a)	426	20
1.861% due 04/25/2046 ~(a)	366	23
1.866% due 07/25/2044 ~(a)	567	31
1.957% due 03/25/2045 ~(a)	931	48
2.017% due 01/25/2045 ~(a)	390	21
2.046% due 07/25/2044 ~(a)	465	24
2.077% due 04/25/2055 ~(a)	711	39
2.146% due 08/25/2054 ~(a)	607	43
2.159% due 09/25/2045 ~(a)	432	24
2.165% due 02/01/2042 •	238	252
2.193% due 08/25/2055 ~(a)	422	22
2.251% due 01/25/2031 ~(a)	600	88
2.257% due 07/25/2045 ~(a)	1,686	114
2.284% due 08/25/2044 ~(a)	330	21
2.419% due 01/25/2022 ~(a)	701	6
2.426% due 05/01/2035 •	206	220
2.532% due 10/01/2037 •	2,570	2,741
2.581% due 05/01/2038 •	1,470	1,555
2.600% due 09/01/2024	6,700	6,874
2.679% due 09/01/2041 •	510	542
2.799% due 01/01/2036 •	435	464
2.840% due 07/01/2028	1,974	2,119
3.000% due 09/25/2039 - 12/25/2048 (a)	5,147	377
3.000% due 03/25/2043 - 05/01/2058	6,649	7,037
3.107% due 01/01/2048 •	9,686	10,100
3.165% due 10/25/2040 ~	723	753
3.500% due 08/01/2032 - 01/01/2059	19,439	21,330
3.500% due 08/25/2043 - 04/25/2046 (a)	596	41
3.516% due 08/01/2049 •	3,164	3,305
3.575% due 02/01/2026	1,000	1,048
3.576% due 10/25/2042 •	322	316
3.586% due 04/25/2042 ~	534	559
3.609% due 05/25/2042 ~	870	893
3.622% due 12/25/2040 ~	679	724
3.671% due 05/25/2042 ~	1,457	1,540
3.750% due 02/01/2029	3,776	4,312
3.820% due 01/01/2029	798	911
3.940% due 03/25/2042 ~	1,174	1,202
3.948% due 11/25/2031 ~	3,154	3,355
3.988% due 01/25/2042 ~	1,981	2,079
4.000% due 06/01/2033 - 07/01/2034	1,585	1,726
4.000% due 06/25/2044 (a)	112	11
4.500% due 07/01/2022 - 09/01/2048	1,082	1,157
4.885% due 11/25/2040 •(a)	5,057	807
5.000% due 01/01/2033 - 10/01/2036	38	40
5.320% due 10/01/2043	207	247
5.500% due 12/01/2032 - 10/01/2038	179	191
5.800% due 02/01/2035	20	20

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.891% due 11/25/2049 •(a)	$520	$103
5.941% due 08/25/2049 •(a)	5,176	1,155
6.000% due 04/01/2032 - 10/01/2048	166	181
6.041% due 08/25/2042 •(a)	911	132
6.091% due 11/25/2044 - 06/25/2048 •(a)	10,594	1,875
6.500% due 09/01/2036	113	122
6.500% due 04/25/2038 (a)	80	19
7.900% due 06/25/2043 •(a)	4,101	716
9.065% due 10/25/2045 •	443	449

Freddie Mac
0.000% due 05/15/2033 - 10/15/2058 (b)(e)	8,345	7,204
0.473% due 10/15/2037 - 10/15/2040 •	15,846	15,903
0.559% due 12/25/2049 •	38,210	38,669
0.606% due 06/15/2042 •	1,198	1,213
0.659% due 01/25/2050 •	348	352
0.862% due 03/15/2023 •	1	1
0.953% due 11/25/2022 ~(a)	6,889	80
1.462% due 04/25/2021 ~(a)	1,070	0
1.643% due 10/15/2037 ~(a)	145	6
1.707% due 10/15/2037 ~(a)	53	2
1.839% due 05/15/2037 ~(a)	103	5
2.110% due 03/15/2037 ~(a)	134	8
2.189% due 08/15/2041 ~(a)	120	6
2.206% due 11/15/2038 ~(a)	377	19
2.215% due 10/15/2041 ~(a)	256	12
2.345% due 06/15/2038 ~(a)	271	18
2.348% due 11/15/2036 ~(a)	344	22
2.349% due 11/01/2036 •	484	514
2.402% due 02/15/2038 ~(a)	269	13
2.479% due 09/01/2034 •	902	963
2.497% due 08/15/2036 ~(a)	236	12
2.500% due 08/15/2027 - 01/15/2040 (a)	2,253	165
2.575% due 05/01/2031 •	6	6
2.590% due 11/01/2041 •	1,252	1,329
2.700% due 08/01/2023	2,500	2,533
2.774% due 10/01/2039 •	1,508	1,599
3.000% due 11/15/2027 - 06/25/2050 (a)	41,405	5,539
3.000% due 07/01/2043 - 12/25/2046	9,892	10,047
3.254% due 04/25/2023 ~	644	658
3.500% due 01/15/2043 - 08/15/2045 (a)	1,829	250
3.500% due 12/25/2046 - 03/01/2049	8,314	8,407
3.525% due 01/01/2050 •	2,927	3,037
3.714% due 07/25/2033 ~	958	1,013
4.000% due 07/15/2034 - 11/15/2042 (a)	2,392	295
4.000% due 08/01/2042 - 01/01/2049	19,465	21,365
4.500% due 04/15/2022 - 12/15/2024 (a)	4	0
4.500% due 04/01/2025 - 11/01/2048	1,757	1,965
5.000% due 07/01/2033 - 03/01/2049	3,359	3,793
5.500% due 09/01/2034 - 03/01/2041	234	258
6.000% due 08/01/2023	4	4
7.500% due 08/15/2029 (a)	2	0
7.644% due 02/15/2027 •(a)	574	76
11.717% due 10/15/2035 •	392	482
11.960% due 05/15/2035 •	595	738
15.539% due 05/15/2041 •	3,527	4,805

Ginnie Mae
0.000% due 03/20/2034 - 12/20/2040 (b)(e)	4,224	3,948
0.000% due 10/16/2042 - 01/16/2052 ~(a)	8,449	0
0.124% due 08/16/2052 ~(a)	10,570	31
0.271% due 11/16/2043 ~(a)	4,787	33
0.411% due 08/20/2043 •	3,315	3,323
0.415% due 11/20/2036 •	20,179	20,207
0.465% due 06/20/2036 •	13,793	13,823

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.515% due 04/20/2046 •	$14,756	$14,763
0.561% due 02/20/2049 •	3,882	3,909
0.700% due 09/20/2062 •	7	7
0.770% due 09/20/2066 •	5,970	6,046
0.780% due 12/20/2065 •	29,384	29,757
0.795% due 02/20/2060 •	5,843	5,875
0.800% due 08/20/2061 - 11/20/2065 •	5,060	5,073
0.820% due 03/20/2062 - 10/20/2065 •	2,065	2,089
0.840% due 09/20/2063 •	2,614	2,635
0.870% due 10/20/2061 - 09/20/2065 •	5,618	5,701
0.920% due 05/20/2066 - 06/20/2066 •	6,972	7,093
0.984% due 03/20/2058 •	2,620	2,659
1.135% due 05/20/2061 •	1,895	1,929
1.161% due 07/20/2070 - 08/20/2070 •	145,624	152,590
1.211% due 05/20/2061 •	1,243	1,275
1.250% due 12/20/2050	19,793	19,739
1.361% due 09/20/2070 - 01/20/2071 •	106,007	112,221
1.420% due 09/20/2063 •	1,623	1,649
1.899% due 04/20/2061 •	3,246	3,386
1.920% due 09/20/2045 ~(a)	710	23
1.942% due 08/20/2045 ~(a)	250	9
1.951% due 12/20/2045 ~(a)	257	10
2.000% due 07/20/2035 - 02/20/2036	38,987	40,060
2.001% due 11/20/2045 ~(a)	492	24
2.056% due 06/20/2043 ~(a)	421	20
2.222% due 12/20/2070 •	13,848	14,680
2.250% due 08/20/2045 •	327	341
2.402% due 06/20/2042 ~(a)	484	26
2.452% due 06/20/2042 ~(a)	447	21
2.500% due 09/20/2027 (a)	1,923	107
2.500% due 06/15/2043 - 11/20/2050	38,375	39,901
2.875% due 06/20/2038 •	64	67
3.000% due 11/20/2026 - 11/20/2067	97,696	102,654
3.000% due 01/20/2029 - 02/20/2043 (a)	3,589	276
3.000% due 02/20/2030 - 01/20/2034 •	235	237
3.000% due 08/20/2050 (f)	1,420	1,480
3.150% due 11/15/2042 - 12/20/2042	609	639
3.250% due 05/15/2042	818	866
3.500% due 11/20/2034 - 11/20/2050	118,437	127,483
3.500% due 08/20/2042 - 09/20/2046 (a)	1,442	218
3.740% due 04/20/2042	31	33
3.750% due 06/20/2045 - 12/20/2045	3,727	4,164
3.889% due 05/20/2043 •	505	482
4.000% due 04/15/2025 - 09/20/2049	60,567	66,069
4.000% due 10/20/2043 (a)	152	15
4.050% due 04/15/2040 - 12/15/2040	1,759	1,901
4.369% due 01/20/2031 ~	3,083	3,291
4.500% due 04/15/2030 - 01/20/2050	85,355	94,129
4.790% due 02/20/2040	116	126
4.875% due 08/15/2039 - 10/15/2040	269	303
5.000% due 12/20/2032 - 12/20/2049	17,514	19,483
5.250% due 05/15/2033 - 08/20/2039	635	712
5.270% due 06/15/2034	192	217
5.380% due 08/15/2034	71	80
5.475% due 06/15/2035	139	157
5.500% due 05/15/2023 - 05/20/2049	10,375	11,735
5.520% due 06/15/2034 - 02/15/2035	338	376
5.530% due 05/15/2035	117	130

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2021	69

Schedule of Investments	PIMCO GNMA and Government Securities Fund	(Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.570% due 03/15/2035	$82	$91
5.680% due 12/15/2034	147	165
5.720% due 12/15/2034	60	67
5.750% due 09/15/2033	9	10
5.820% due 04/15/2034 - 12/15/2034	162	182
5.870% due 10/15/2034	66	74
5.875% due 10/15/2033	136	153
5.930% due 10/15/2034	101	113
5.939% due 09/20/2049 •(a)	3,726	721
5.970% due 08/15/2034	62	70
6.000% due 05/15/2023 - 04/20/2048	9,042	10,475
6.020% due 01/15/2034	74	83
6.075% due 01/15/2034	154	173
6.250% due 01/15/2029 - 03/15/2029	32	35
6.500% due 09/15/2023 - 08/20/2048	2,013	2,268
6.700% due 07/20/2026	16	16
6.940% due 11/20/2022	6	6
7.000% due 11/15/2022 - 12/20/2038	1,190	1,288
7.150% due 01/15/2023	3	3
7.250% due 12/15/2025 - 11/15/2027	4	4
7.500% due 10/15/2021 - 10/15/2035	460	489
7.750% due 09/15/2026 - 10/15/2026	3	3
8.000% due 02/15/2022 - 07/15/2031	248	269
8.500% due 12/15/2022 - 03/20/2025	1	1
9.000% due 12/15/2021 - 06/15/2027	2	2
9.065% due 09/20/2045 •	519	536

Ginnie Mae, TBA
2.000% due 04/01/2051 - 05/01/2051	267,400	269,581
2.500% due 04/01/2051 - 06/01/2051	334,450	344,105
3.000% due 05/01/2051 - 06/01/2051	528,550	550,792
3.500% due 04/01/2051 - 05/01/2051	108,350	114,408
4.000% due 04/01/2051 - 06/01/2051	326,050	348,198
4.500% due 04/01/2051	89,720	97,218
5.000% due 06/01/2051	7,000	7,888

Uniform Mortgage-Backed Security
2.000% due 07/01/2028 - 04/01/2051	8,294	8,540
2.500% due 01/01/2028 - 01/01/2051	88,301	91,513
3.000% due 04/01/2031 - 12/01/2050	119,964	126,856
3.500% due 05/01/2024 - 02/01/2050	75,170	80,733
4.000% due 05/01/2033 - 10/01/2049	67,810	73,726
4.000% due 06/01/2049 (f)	11,269	12,243
4.500% due 01/01/2026 - 03/01/2050	10,672	11,755
4.500% due 12/01/2047 (f)	11,103	12,148
5.000% due 04/01/2027 - 03/01/2049	503	559
5.500% due 02/01/2027 - 11/01/2039	180	210
6.000% due 07/01/2036 - 11/01/2040	1,877	2,255

Uniform Mortgage-Backed Security, TBA
1.500% due 05/01/2036	16,000	16,048
2.000% due 05/01/2036 - 05/01/2051	106,000	108,504

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.500% due 04/01/2051 - 05/01/2051	$37,000	$37,892
3.500% due 04/01/2051	100,000	105,645
4.000% due 05/01/2036 - 04/01/2051	5,607	6,012
5.500% due 04/01/2051	3,000	3,352

Total U.S. Government Agencies (Cost $3,748,637)		3,766,199

NON-AGENCY MORTGAGE-BACKED SECURITIES 3.5%

AREIT Trust
2.726% due 04/15/2037 •	5,600	5,686

Bear Stearns Structured Products, Inc. Trust
2.757% due 01/26/2036 ^~	1,164	1,005

BX Commercial Mortgage Trust
0.856% due 11/15/2035 •	3,431	3,435

Credit Suisse First Boston Mortgage Securities Corp.
0.798% due 03/25/2032 ~	9	8

Credit Suisse Mortgage Capital Trust
4.787% due 05/27/2053 ~	1,634	1,793

GCAT LLC
2.981% due 09/25/2025 þ	2,232	2,259

JP Morgan Mortgage Trust
1.009% due 12/25/2049 •	4,855	4,886

La Hipotecaria El Salvadorian Mortgage Trust
3.358% due 01/15/2046 «	2,412	2,590
3.498% due 10/25/2041 «	2,519	2,661
4.250% due 09/29/2046 «	4,734	5,206

La Hipotecaria Panamanian Mortgage Trust
2.750% due 09/08/2039 «•	7,777	8,029
3.508% due 11/24/2042 «•	3,461	3,656

MFA Trust
1.381% due 04/25/2065 ~	12,102	12,218

Mortgage Equity Conversion Asset Trust
0.550% due 02/25/2042 •	5,676	5,643
0.580% due 05/25/2042 •	16,038	15,260

Structured Asset Mortgage Investments Trust
0.770% due 09/19/2032 •	12	12

UBS-Barclays Commercial Mortgage Trust
1.103% due 04/10/2046 ~(a)	24,101	395

Wells Fargo Commercial Mortgage Trust
1.737% due 10/15/2045 ~(a)	8,550	167

Total Non-Agency Mortgage-Backed Securities (Cost $70,821)		74,909

ASSET-BACKED SECURITIES 4.1%

Atlas Senior Loan Fund Ltd.
1.022% due 11/17/2027 •	2,145	2,143

Catamaran CLO Ltd.
1.313% due 01/18/2029 •	5,800	5,806

Centex Home Equity Loan Trust
0.409% due 01/25/2032 •	10	10

CIT Group Home Equity Loan Trust
0.649% due 06/25/2033 •	2	2

Dryden Senior Loan Fund
1.141% due 10/15/2027 •	1,675	1,676

Figueroa CLO Ltd.
1.141% due 01/15/2027 •	652	653

Home Equity Asset Trust
0.709% due 11/25/2032 •	3	2

Marathon CLO Ltd.
1.342% due 04/15/2029 •	3,750	3,757

Marble Point CLO Ltd.
1.222% due 10/15/2030 •(c)	5,800	5,800

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

MKS CLO Ltd.
1.224% due 07/20/2030 •	$2,400	$2,398

Ocean Trails CLO
0.987% due 07/15/2028 •(c)	3,400	3,400

OZLM Funding Ltd.
1.088% due 07/22/2029 •	2,700	2,700

Sound Point CLO Ltd.
1.156% due 07/25/2030 •	10,800	10,800
1.274% due 10/20/2028 •	9,700	9,713

Steele Creek CLO Ltd.
1.048% due 05/21/2029 •	5,300	5,300

Towd Point Mortgage Trust
1.636% due 04/25/2060 ~	4,101	4,136
2.710% due 01/25/2060 ~	3,688	3,810

Tralee CLO Ltd.
1.544% due 07/20/2029 •	4,005	4,007

Venture CLO Ltd.
1.076% due 10/20/2028 •	3,700	3,700
1.166% due 09/07/2030 •	6,200	6,200
1.324% due 01/20/2029 •	8,100	8,107

Wellfleet CLO Ltd.
1.074% due 04/20/2029 •	3,900	3,899

Total Asset-Backed Securities (Cost $88,052)		88,019

SHORT-TERM INSTRUMENTS 1.3%

U.S. TREASURY BILLS 1.1%
0.027% due 04/29/2021 (d)(e)(h)(j)	23,805	23,805

U.S. TREASURY CASH MANAGEMENT BILLS 0.2%
0.022% due 07/06/2021 (d)(e)(h)(j)	4,875	4,875

Total Short-Term Instruments (Cost $28,679)		28,680

Total Investments in Securities (Cost $3,936,351)		3,958,007

	SHARES
INVESTMENTS IN AFFILIATES 10.0%

SHORT-TERM INSTRUMENTS 10.0%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 10.0%

PIMCO Short-Term Floating NAV Portfolio III	21,941,413	216,342

Total Short-Term Instruments (Cost $216,360)		216,342

Total Investments in Affiliates (Cost $216,360)		216,342

Total Investments 194.0% (Cost $4,152,711)		$4,174,349

Financial Derivative Instruments (g)(i) (0.1)% (Cost or Premiums, net $(13,395))		(2,442)

Other Assets and Liabilities, net (93.9)%		(2,020,492)

Net Assets 100.0%		$2,151,415

70	PIMCO BOND FUNDS	See Accompanying Notes

March 31, 2021

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
«	Security valued using significant unobservable inputs (Level 3).
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
(a)	Security is an Interest Only (“IO”) or IO Strip.
(b)	Principal only security.
(c)	When-issued security.
(d)	Coupon represents a weighted average yield to maturity.
(e)	Zero coupon security.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate(1)	Settlement Date	Maturity Date	Amount Borrowed(1)	Payable for Reverse Repurchase Agreements
BOS	0.100%	03/11/2021	04/14/2021	$(58,763)	$(58,767)

Total Reverse Repurchase Agreements					$(58,767)

SHORT SALES:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales
U.S. Government Agencies (30.4)%
Fannie Mae, TBA	3.000%	06/01/2051	$108,218	$(112,908)	$(112,682)
Uniform Mortgage-Backed Security, TBA	2.000	05/01/2051	198,700	(199,148)	(197,978)
Uniform Mortgage-Backed Security, TBA	2.500	05/01/2036	2,925	(3,042)	(3,042)
Uniform Mortgage-Backed Security, TBA	2.500	05/01/2051	87,850	(90,184)	(89,967)
Uniform Mortgage-Backed Security, TBA	3.000	04/01/2036	5,600	(5,908)	(5,914)
Uniform Mortgage-Backed Security, TBA	3.000	05/01/2051	105,332	(109,780)	(109,743)
Uniform Mortgage-Backed Security, TBA	3.500	04/01/2036	11,500	(12,269)	(12,263)
Uniform Mortgage-Backed Security, TBA	3.500	05/01/2051	95,750	(101,485)	(101,184)
Uniform Mortgage-Backed Security, TBA	4.000	05/01/2051	5,000	(5,382)	(5,366)
Uniform Mortgage-Backed Security, TBA	4.500	04/01/2051	14,500	(15,789)	(15,787)

Total Short Sales (30.4)%				$(655,895)	$(653,926)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of March 31, 2021:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(2)
Global/Master Repurchase Agreement
BOS	$0	$(58,767)	$0	$(58,767)	$60,446	$1,679

Total Borrowings and Other Financing Transactions	$0	$(58,767)	$0

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2021	71

Schedule of Investments	PIMCO GNMA and Government Securities Fund	(Cont.)

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
U.S. Government Agencies	$0	$(58,767)	$0	$0	$(58,767)

Total Borrowings	$0	$(58,767)	$0	$0	$(58,767)

Payable for reverse repurchase agreements					$(58,767)

(f)	Securities with an aggregate market value of $60,446 have been pledged as collateral under the terms of the above master agreements as of March 31, 2021.

(1)

The average amount of borrowings outstanding during the period ended March 31, 2021 was $(65,051) at a weighted average interest rate of 0.252%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(g)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

PURCHASED OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Notional Amount	Cost	Market Value
Call - CBOT U.S. Treasury 10-Year Note June Futures	$146.000	05/21/2021	368	$368	$3	$1
Call - CBOT U.S. Treasury 10-Year Note June Futures	146.500	05/21/2021	132	132	1	0

Total Purchased Options					$4	$1

FUTURES CONTRACTS:

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
U.S. Treasury 10-Year Note June Futures	06/2021	611	$	(80,003)	$1,425	$153	$0

Total Futures Contracts					$1,425	$153	$0

SWAP AGREEMENTS:

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Receive(1)	1-Day USD-Federal Funds Rate Compounded-OIS	0.200%	Annual	04/29/2023	$	71,300	$3	$19	$22	$2	$0
Receive(1)	3-Month USD-LIBOR	0.250	Semi-Annual	06/16/2023		697,900	240	868	1,108	141	0
Receive(1)	3-Month USD-LIBOR	0.250	Semi-Annual	06/16/2024		200,600	1,589	424	2,013	117	0
Receive(1)	3-Month USD-LIBOR	0.500	Semi-Annual	06/16/2028		51,800	906	2,608	3,514	61	0
Pay(1)	3-Month USD-LIBOR	0.500	Semi-Annual	06/16/2028		87,010	(4,797)	(1,212)	(6,009)	0	(116)
Receive(1)	3-Month USD-LIBOR	0.750	Semi-Annual	06/16/2031		11,000	279	828	1,107	11	0
Pay(1)	3-Month USD-LIBOR	0.750	Semi-Annual	06/16/2031		100,500	(9,051)	(1,300)	(10,351)	0	(144)
Pay(1)	3-Month USD-LIBOR	1.850	Semi-Annual	09/07/2031		8,500	0	(21)	(21)	0	(9)
Pay(1)	3-Month USD-LIBOR	1.800	Semi-Annual	09/13/2031		8,400	0	(64)	(64)	0	(9)
Pay(1)	3-Month USD-LIBOR	1.850	Semi-Annual	09/22/2031		8,000	0	(28)	(28)	0	(8)
Pay(1)	3-Month USD-LIBOR	1.950	Semi-Annual	10/04/2031		5,700	0	20	20	20	0

Total Swap Agreements							$(10,831)	$2,142	$(8,689)	$352	$(286)

72	PIMCO BOND FUNDS	See Accompanying Notes

March 31, 2021

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of March 31, 2021:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$1	$153	$352	$506	$0	$0	$(286)	$(286)

(h)

Securities with an aggregate market value of $3,427 and cash of $17,442 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2021. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(1)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.

(i)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

PURCHASED OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Cost	Market Value
BOA	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.140%	08/23/2021	16,000	$ 149	$174
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.470	11/01/2021	80,200	56	641
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.360	08/02/2021	16,700	101	861

BPS	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.850	09/03/2021	40,900	775	879

CBK	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.860	08/19/2021	7,800	163	162

CLY	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.850	09/20/2021	9,500	195	217

DUB	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.470	11/01/2021	80,200	56	641
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.520	11/01/2021	84,800	66	616

FAR	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.850	09/20/2021	9,500	180	217
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.950	09/30/2021	27,300	573	557

JPM	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.850	09/20/2021	19,000	398	434

MYC	Put - OTC 3-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.350	03/01/2022	165,100	161	456
	Put - OTC 3-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.400	04/01/2022	165,100	188	525
	Put - OTC 3-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.500	05/02/2022	165,100	195	548
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.800	09/09/2021	40,800	775	993

							$ 4,031	$7,921

OPTIONS ON SECURITIES

Counterparty	Description	Strike Price	Expiration Date	Notional Amount(1)	Cost	Market Value
FAR	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 05/01/2051	$60.000	05/06/2021	50,000	$2	$0
	Put - OTC Uniform Mortgage-Backed Security, TBA 4.000% due 05/01/2051	66.000	05/06/2021	7,000	0	0

JPM	Put - OTC Ginnie Mae 3.500% due 04/01/2051	74.000	04/07/2021	50,000	2	0
	Put - OTC Ginnie Mae, TBA 2.000% due 04/01/2051	70.000	04/07/2021	50,000	2	0
	Put - OTC Ginnie Mae, TBA 2.000% due 05/01/2051	69.000	05/06/2021	30,000	1	0
	Put - OTC Ginnie Mae, TBA 2.500% due 04/01/2051	72.000	04/07/2021	246,000	10	0
	Put - OTC Ginnie Mae, TBA 2.500% due 05/01/2051	70.000	05/06/2021	123,000	5	0
	Put - OTC Ginnie Mae, TBA 3.000% due 05/01/2051	72.000	05/06/2021	75,000	3	0
	Put - OTC Ginnie Mae, TBA 3.500% due 04/01/2051	73.000	04/07/2021	200,000	8	0
	Put - OTC Ginnie Mae, TBA 4.000% due 04/01/2051	75.000	04/07/2021	55,000	2	0
	Put - OTC Ginnie Mae, TBA 4.000% due 05/01/2051	75.000	05/06/2021	40,000	1	0
	Put - OTC Uniform Mortgage-Backed Security, TBA 1.500% due 05/01/2051	67.000	05/06/2021	99,000	4	0
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 04/01/2051	70.000	04/07/2021	100,000	4	0
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 05/01/2051	69.000	05/06/2021	80,000	3	0
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 05/01/2051	125.000	05/06/2021	50,000	2	0
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 06/01/2051	125.000	06/07/2021	50,000	2	0
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 06/01/2051	71.000	06/07/2021	100,000	4	0

SAL	Put - OTC Ginnie Mae 3.000% due 04/01/2051	65.000	04/14/2021	100,000	4	0
	Put - OTC Ginnie Mae, TBA 2.000% due 04/01/2051	65.000	04/14/2021	100,600	4	0
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 04/01/2036	65.000	04/12/2021	50,000	2	0

					$65	$0

Total Purchased Options					$4,096	$7,921

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2021	73

Schedule of Investments	PIMCO GNMA and Government Securities Fund	(Cont.)

WRITTEN OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
BOA	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.590%	08/23/2021	16,000	$ (56)	$(60)

BPS	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.350	09/03/2021	53,100	(308)	(379)

CBK	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.360	08/19/2021	7,800	(55)	(51)

CLY	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.350	09/20/2021	12,300	(86)	(97)

FAR	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.350	09/20/2021	12,300	(71)	(97)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.450	09/30/2021	35,500	(255)	(267)

JPM	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.350	09/20/2021	24,700	(181)	(196)

MYC	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.720	11/01/2021	168,300	(634)	(837)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.300	09/09/2021	53,200	(307)	(439)

							$ (1,953)	$(2,423)

OPTIONS ON SECURITIES

Counterparty	Description	Strike Price	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
FAR	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 04/01/2051	$101.844	04/07/2021	29,500	$(92)	$(609)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 05/01/2051	99.547	05/06/2021	30,500	(195)	(224)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 05/01/2051	101.547	05/06/2021	43,000	(218)	(165)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 05/01/2051	102.250	05/06/2021	31,500	(135)	(176)

GSC	Put - OTC Fannie Mae, TBA 3.000% due 06/01/2051	103.758	06/07/2021	7,500	(32)	(25)
	Put - OTC Fannie Mae, TBA 3.000% due 06/01/2051	103.895	06/07/2021	7,500	(31)	(28)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 04/01/2051	102.250	04/07/2021	10,000	(44)	(247)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 05/01/2051	102.117	05/06/2021	20,000	(90)	(104)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 06/01/2051	101.172	06/07/2021	55,500	(330)	(323)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 06/01/2051	101.512	06/07/2021	19,500	(108)	(127)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 06/01/2051	101.586	06/07/2021	19,000	(117)	(126)

JPM	Put - OTC Fannie Mae, TBA 3.000% due 06/01/2051	103.742	06/07/2021	7,500	(30)	(25)
	Put - OTC Fannie Mae, TBA 3.000% due 06/01/2051	103.875	06/07/2021	8,000	(30)	(29)
	Put - OTC Fannie Mae, TBA 3.000% due 06/01/2051	104.047	06/07/2021	8,500	(33)	(36)
	Put - OTC Ginnie Mae, TBA 2.000% due 05/01/2051	100.047	05/13/2021	25,500	(151)	(157)
	Put - OTC Ginnie Mae, TBA 2.500% due 04/01/2051	103.781	04/14/2021	26,500	(63)	(195)
	Put - OTC Ginnie Mae, TBA 2.500% due 04/01/2051	104.125	04/14/2021	22,500	(58)	(227)
	Put - OTC Ginnie Mae, TBA 2.500% due 04/01/2051	104.266	04/14/2021	29,000	(73)	(329)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 04/01/2051	99.875	04/07/2021	15,500	(53)	(59)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 04/01/2051	100.078	04/07/2021	13,000	(41)	(64)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 04/01/2051	101.484	04/07/2021	6,500	(15)	(111)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 04/01/2051	101.875	04/07/2021	4,400	(10)	0
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 04/01/2051	102.078	04/07/2021	3,300	(8)	0
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 04/01/2051	102.375	04/07/2021	16,000	(65)	(415)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 05/01/2051	98.453	05/06/2021	9,000	(63)	(41)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 05/01/2051	99.391	05/06/2021	11,000	(68)	(75)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 05/01/2051	99.430	05/06/2021	22,500	(134)	(156)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 05/01/2051	99.891	05/06/2021	11,500	(65)	(100)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 05/01/2051	99.914	05/06/2021	21,000	(118)	(185)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 05/01/2051	100.453	05/06/2021	9,000	(46)	(29)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 05/01/2051	100.750	05/06/2021	42,000	(295)	(574)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 05/01/2051	101.391	05/06/2021	11,000	(48)	(11)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 05/01/2051	101.430	05/06/2021	7,000	(22)	(6)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 05/01/2051	101.438	05/06/2021	9,500	(33)	(9)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 05/01/2051	101.891	05/06/2021	11,500	(36)	(5)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 05/01/2051	101.914	05/06/2021	7,000	(22)	(3)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 05/01/2051	102.250	05/06/2021	2,600	(8)	(1)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 06/01/2051	98.531	06/07/2021	25,000	(156)	(198)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 06/01/2051	100.531	06/07/2021	25,000	(129)	(107)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 05/01/2051	101.789	05/06/2021	19,500	(84)	(85)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 06/01/2051	101.391	06/07/2021	6,000	(32)	(37)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 06/01/2051	103.391	06/07/2021	6,000	(23)	(14)
	Put - OTC Uniform Mortgage-Backed Security, TBA 3.000% due 05/01/2051	103.984	05/06/2021	8,500	(25)	(21)
	Put - OTC Uniform Mortgage-Backed Security, TBA 3.000% due 05/01/2051	104.262	05/06/2021	7,000	(20)	(24)

SAL	Put - OTC Fannie Mae, TBA 3.000% due 06/01/2051	103.914	06/07/2021	7,500	(29)	(28)
	Put - OTC Uniform Mortgage-Backed Security, TBA 1.500% due 04/01/2051	98.016	04/07/2021	46,000	(122)	(635)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 04/01/2051	98.953	04/07/2021	24,500	(92)	(29)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 04/01/2051	99.609	04/07/2021	14,000	(48)	(38)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 04/01/2051	99.828	04/07/2021	14,500	(50)	(52)

74	PIMCO BOND FUNDS	See Accompanying Notes

March 31, 2021

Counterparty	Description	Strike Price	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 04/01/2051	$100.953	04/07/2021	24,500	$(65)	$(4)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 04/01/2051	101.609	04/07/2021	9,000	(20)	0
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 04/01/2051	101.828	04/07/2021	14,500	(32)	0
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 04/01/2051	101.859	04/07/2021	14,500	(32)	0
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 04/01/2051	102.000	04/07/2021	6,500	(15)	(144)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 05/01/2051	98.688	05/06/2021	50,000	(195)	(251)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 05/01/2051	100.391	05/06/2021	12,500	(64)	(44)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 05/01/2051	101.453	05/06/2021	9,500	(33)	(8)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 06/01/2051	99.375	06/07/2021	14,500	(111)	(146)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 06/01/2051	100.047	06/07/2021	45,000	(248)	(291)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 06/01/2051	100.375	06/07/2021	14,500	(91)	(71)
	Put - OTC Uniform Mortgage-Backed Security, TBA 3.000% due 05/01/2051	104.180	05/06/2021	5,000	(15)	(16)

					$(4,711)	$(7,239)

Total Written Options					$(6,664)	$(9,662)

SWAP AGREEMENTS:

INTEREST RATE SWAPS

Counterparty	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
JPS	Receive	3-Month MTGEFNCL versus USSW10 Index Spread	0.430%	Maturity	04/06/2021	$	40,000	$0	$(66)	$0	$(66)
	Receive	3-Month MTGEFNCL versus USSW10 Index Spread	0.450	Maturity	04/06/2021		120,000	0	(221)	0	(221)
	Receive	3-Month MTGEFNCL versus USSW10 Index Spread	0.413	Maturity	04/08/2021		80,000	0	(119)	0	(119)
	Receive	3-Month MTGEFNCL versus USSW10 Index Spread	0.395	Maturity	04/19/2021		30,000	0	(45)	0	(45)
	Receive	3-Month MTGEFNCL versus USSW10 Index Spread	0.240	Maturity	05/05/2021		100,000	0	(16)	0	(16)
	Receive	3-Month MTGEFNCL versus USSW10 Index Spread	0.240	Maturity	05/10/2021		35,000	0	(8)	0	(8)
	Receive	3-Month MTGEFNCL versus USSW10 Index Spread	0.245	Maturity	05/17/2021		70,000	0	(24)	0	(24)
	Receive	3-Month MTGEFNCL versus USSW10 Index Spread	0.237	Maturity	05/18/2021		130,000	0	(35)	0	(35)
	Receive	3-Month MTGEFNCL versus USSW10 Index Spread	0.245	Maturity	05/19/2021		35,000	0	(13)	0	(13)
	Receive	3-Month MTGEFNCL versus USSW10 Index Spread	0.324	Maturity	06/04/2021		40,000	0	(53)	0	(53)
	Receive	3-Month MTGEFNCL versus USSW10 Index Spread	0.290	Maturity	06/16/2021		95,000	0	(105)	0	(105)
	Receive	3-Month MTGEFNCL versus USSW10 Index Spread	0.290	Maturity	06/18/2021		185,000	0	(209)	0	(209)

								$ 0	$(914)	$ 0	$(914)

TOTAL RETURN SWAPS ON INTEREST RATE INDICES

Counterparty	Pay/Receive(2)	Underlying Reference	# of Units	Financing Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
DUB	Pay	IOS.FN.650.67 Index	205,878	0.106% (1-Month USD-LIBOR)	Monthly	01/12/2038	$1,338	$0	$(7)	$0	$(7)

Total Swap Agreements								$0	$(921)	$0	$(921)

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2021	75

Schedule of Investments	PIMCO GNMA and Government Securities Fund	(Cont.)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of March 31, 2021:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(3)
BOA	$0	$1,676	$0	$1,676	$0	$(60)	$0	$(60)	$1,616	$(1,370)	$246
BPS	0	879	0	879	0	(379)	0	(379)	500	(480)	20
CBK	0	162	0	162	0	(51)	0	(51)	111	0	111
CLY	0	217	0	217	0	(97)	0	(97)	120	0	120
DUB	0	1,257	0	1,257	0	0	(7)	(7)	1,250	(1,850)	(600)
FAR	0	774	0	774	0	(1,538)	0	(1,538)	(764)	1,055	291
GSC	0	0	0	0	0	(980)	0	(980)	(980)	826	(154)
JPM	0	434	0	434	0	(3,524)	0	(3,524)	(3,090)	3,189	99
JPS	0	0	0	0	0	0	(914)	(914)	(914)	180	(734)
MYC	0	2,522	0	2,522	0	(1,276)	0	(1,276)	1,246	(950)	296
SAL	0	0	0	0	0	(1,757)	0	(1,757)	(1,757)	1,745	(12)

Total Over the Counter	$0	$7,921	$0	$7,921	$0	$(9,662)	$(921)	$(10,583)

(j)

Securities with an aggregate market value of $6,995 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of March 31, 2021.

(1)	Notional Amount represents the number of contracts.
(2)

Receive represents that the Fund receives payments for any positive net return on the underlying reference. The Fund makes payments for any negative net return on such underlying reference. Pay represents that the Fund receives payments for any negative net return on the underlying reference. The Fund makes payments for any positive net return on such underlying reference.

(3)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2021:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$1	$1
Futures	0	0	0	0	153	153
Swap Agreements	0	0	0	0	352	352

	$0	$0	$0	$0	$506	$506

Over the counter
Purchased Options	$0	$0	$0	$0	$7,921	$7,921

	$0	$0	$0	$0	$8,427	$8,427

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Swap Agreements	$0	$0	$0	$0	$286	$286

Over the counter
Written Options	$0	$0	$0	$0	$9,662	$9,662
Swap Agreements	0	0	0	0	921	921

	$0	$0	$0	$0	$10,583	$10,583

	$0	$0	$0	$0	$10,869	$10,869

76	PIMCO BOND FUNDS	See Accompanying Notes

March 31, 2021

The effect of Financial Derivative Instruments on the Statements of Operations for the year ended March 31, 2021:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$3,494	$3,494
Swap Agreements	0	0	0	0	(1,422)	(1,422)

	$0	$0	$0	$0	$2,072	$2,072

Over the counter
Purchased Options	$0	$0	$0	$0	$(2,038)	$(2,038)
Written Options	0	0	0	0	8,645	8,645
Swap Agreements	0	0	0	0	(2,097)	(2,097)

	$0	$0	$0	$0	$4,510	$4,510

	$0	$0	$0	$0	$6,582	$6,582

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$(4)	$(4)
Futures	0	0	0	0	2,108	2,108
Swap Agreements	0	0	0	0	13,996	13,996

	$0	$0	$0	$0	$16,100	$16,100

Over the counter
Purchased Options	$0	$0	$0	$0	$3,881	$3,881
Written Options	0	0	0	0	(2,235)	(2,235)
Swap Agreements	0	0	0	0	(1,284)	(1,284)

	$0	$0	$0	$0	$362	$362

	$0	$0	$0	$0	$16,462	$16,462

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2021 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2021
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$0	$200	$0	$200
U.S. Government Agencies	0	3,766,199	0	3,766,199
Non-Agency Mortgage-Backed Securities	0	52,767	22,142	74,909
Asset-Backed Securities	0	88,019	0	88,019
Short-Term Instruments
U.S. Treasury Bills	0	23,805	0	23,805
U.S. Treasury Cash Management Bills	0	4,875	0	4,875

	$0	$3,935,865	$22,142	$3,958,007

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$216,342	$0	$0	$216,342

Total Investments	$216,342	$3,935,865	$22,142	$4,174,349

Short Sales, at Value - Liabilities
U.S. Government Agencies	$0	$(653,926)	$0	$(653,926)

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2021
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	$153	$353	$0	$506
Over the counter	0	7,921	0	7,921

	$153	$8,274	$0	$8,427

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	0	(286)	0	(286)
Over the counter	0	(10,583)	0	(10,583)

	$0	$(10,869)	$0	$(10,869)

Total Financial Derivative Instruments	$153	$(2,595)	$0	$(2,442)

Totals	$216,495	$3,279,344	$22,142	$3,517,981

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2021	77

Schedule of Investments	PIMCO GNMA and Government Securities Fund	(Cont.)	March 31, 2021

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ended March 31, 2021:

Category and Subcategory	Beginning Balance at 03/31/2020	Net Purchases	Net Sales/ Settlements	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation)(1)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 03/31/2021	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 03/31/2021(1)
Investments in Securities, at Value
U.S. Government Agencies	$169,851	$0	$(129,472)	$(36)	$(792)	$819	$0	$(40,370)	$0	$0
Non-Agency Mortgage-Backed Securities	25,044	0	(2,538)	7	27	(398)	0	0	22,142	(220)

Totals	$194,895	$0	$(132,010)	$(29)	$(765)	$421	$0	$(40,370)	$22,142	$(220)

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category and Subcategory	Ending Balance at 03/31/2021	Valuation Technique	Unobservable Inputs	(% Unless Noted Otherwise)
				Input Value(s)	Weighted Average
Investments in Securities, at Value
Non-Agency Mortgage-Backed Securities	$22,142	Proxy Pricing	Base Price	103.375-110.250	106.166

Total	$22,142

(1)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at March 31, 2021 may be due to an investment no longer held or categorized as Level 3 at period end.

78	PIMCO BOND FUNDS	See Accompanying Notes

Schedule of Investments	PIMCO Long Duration Total Return Fund	March 31, 2021

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 159.4%

LOAN PARTICIPATIONS AND ASSIGNMENTS 0.3%

Avolon TLB Borrower (U.S.) LLC
3.250% (LIBOR03M + 2.500%) due 12/01/2027 ~	$3,990	$3,995

Churchill Downs Inc.
2.120% (LIBOR03M + 2.000%) due 03/10/2028 ~	1,200	1,197

Elanco Animal Health, Inc.
1.865% (LIBOR03M + 1.750%) due 08/01/2027 ~	1,262	1,247

IRB Holding Corp.
4.250% (LIBOR03M + 3.250%) due 12/15/2027 ~	2,290	2,288

RPI Intermediate Finance Trust
1.859% (LIBOR03M + 1.750%) due 02/11/2027 ~	6	6

Total Loan Participations and Assignments (Cost $8,683)		8,733

CORPORATE BONDS & NOTES 64.9%

BANKING & FINANCE 21.3%

AerCap Ireland Capital DAC
3.875% due 01/23/2028 (i)	2,000	2,097
4.450% due 10/01/2025	200	217
4.450% due 04/03/2026	600	650

AIA Group Ltd.
3.900% due 04/06/2028	7,700	8,421

AIB Group PLC
4.263% due 04/10/2025 •	6,200	6,745

Aircastle Ltd.
2.850% due 01/26/2028	3,190	3,054
4.250% due 06/15/2026	800	848

Alexandria Real Estate Equities, Inc.
2.000% due 05/18/2032	500	465
3.375% due 08/15/2031	1,600	1,689

Alleghany Corp.
4.900% due 09/15/2044	2,500	2,980

Ally Financial, Inc.
8.000% due 11/01/2031	5,400	7,507

American Assets Trust LP
3.375% due 02/01/2031	6,500	6,400

American Financial Group, Inc.
3.500% due 08/15/2026	2,100	2,279
4.500% due 06/15/2047	7,400	8,287

American Homes 4 Rent LP
4.250% due 02/15/2028	500	549
4.900% due 02/15/2029	4,100	4,689

American International Group, Inc.
4.750% due 04/01/2048	6,000	7,157

American Tower Corp.
1.875% due 10/15/2030	1,340	1,255
2.100% due 06/15/2030	1,500	1,430
2.400% due 03/15/2025	1,200	1,253
2.900% due 01/15/2030	300	306
2.950% due 01/15/2025	5,600	5,958
2.950% due 01/15/2051	2,800	2,480
3.375% due 05/15/2024	5,200	5,578
4.000% due 06/01/2025	1,300	1,431

Arch Capital Group Ltd.
3.635% due 06/30/2050	4,880	4,902

Asian Development Bank
5.820% due 06/16/2028	500	644

Aviation Capital Group LLC
1.141% (US0003M + 0.950%) due 06/01/2021 ~	2,800	2,800
4.125% due 08/01/2025	1,200	1,280

Avolon Holdings Funding Ltd.
2.875% due 02/15/2025	500	499
3.950% due 07/01/2024	400	418
4.250% due 04/15/2026	2,200	2,306
5.500% due 01/15/2023	230	244

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Banco Bradesco S.A.
2.850% due 01/27/2023		$2,700	$2,762
3.200% due 01/27/2025		2,400	2,459

Banco BTG Pactual S.A.
4.500% due 01/10/2025		3,800	3,889

Banco de Credito del Peru
4.650% due 09/17/2024	PEN	1,000	285

Banco La Hipotecaria S.A.
4.750% due 11/15/2022		$11,800	11,977

Bank of America Corp.
1.197% due 10/24/2026 •		6,760	6,675
2.651% due 03/11/2032 •		2,470	2,478
4.083% due 03/20/2051 •		3,550	3,949

Bank of Ireland Group PLC
4.500% due 11/25/2023		7,600	8,283

Barclays Bank PLC
10.000% due 05/21/2021	GBP	600	837

Barclays PLC
1.574% (US0003M + 1.380%) due 05/16/2024 ~		$200	203
2.000% due 02/07/2028 •	EUR	400	481
3.250% due 02/12/2027	GBP	200	299
3.375% due 04/02/2025 •	EUR	1,700	2,178
3.650% due 03/16/2025		$700	754
4.338% due 05/16/2024 •		400	428
4.375% due 09/11/2024		200	219
4.375% due 01/12/2026		500	558
4.836% due 05/09/2028		500	558
4.972% due 05/16/2029 •		700	806
5.088% due 06/20/2030 •		800	907
5.200% due 05/12/2026		400	453
6.125% due 12/15/2025 •(f)(g)		2,500	2,733
7.125% due 06/15/2025 •(f)(g)	GBP	200	311

BGC Partners, Inc.
5.125% due 05/27/2021		$2,000	2,011

Block Financial LLC
3.875% due 08/15/2030		2,750	2,840

BNP Paribas S.A.
1.323% due 01/13/2027 •		1,300	1,272
4.625% due 02/25/2031 •(f)(g)		1,100	1,096

BOC Aviation Ltd.
2.750% due 09/18/2022		1,600	1,633
3.500% due 01/31/2023		600	623
3.500% due 10/10/2024		300	322

Boston Properties LP
2.550% due 04/01/2032		1,180	1,132

BPCE S.A.
2.277% due 01/20/2032 •		1,600	1,549

Brixmor Operating Partnership LP
1.255% (US0003M + 1.050%) due 02/01/2022 ~		2,900	2,906
4.125% due 05/15/2029		1,100	1,189

Brookfield Finance, Inc.
3.500% due 03/30/2051		5,000	4,787
4.700% due 09/20/2047		5,600	6,396

Carlyle Finance LLC
5.650% due 09/15/2048		6,000	7,602

Charles Schwab Corp.
2.000% due 03/20/2028		5,650	5,679

Citigroup, Inc.
8.125% due 07/15/2039		5,571	9,157

CME Group, Inc.
3.750% due 06/15/2028		700	779

Columbia Property Trust Operating Partnership LP
3.650% due 08/15/2026		300	311

Community Preservation Corp.
2.867% due 02/01/2030		1,980	1,964

Corporate Office Properties LP
2.750% due 04/15/2031		700	678

Credit Suisse Group AG
1.305% due 02/02/2027 •		3,700	3,586
2.593% due 09/11/2025 •		2,400	2,490

Crown Castle International Corp.
3.700% due 06/15/2026		2,500	2,737
4.450% due 02/15/2026		800	902

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

CubeSmart LP
2.000% due 02/15/2031		$3,700	$3,469

CyrusOne LP
2.900% due 11/15/2024		600	635
3.450% due 11/15/2029		400	412

Danske Bank A/S
4.375% due 06/12/2028		7,400	8,122

Deutsche Bank AG
1.750% due 11/19/2030 •	EUR	100	122
2.129% due 11/24/2026 •(h)		$3,300	3,310
3.547% due 09/18/2031 •		3,050	3,153
3.729% due 01/14/2032 •(h)		1,100	1,068
3.961% due 11/26/2025 •		5,900	6,394
5.882% due 07/08/2031 •(g)		2,200	2,477

Digital Realty Trust LP
4.450% due 07/15/2028		6,800	7,701

E*TRADE Financial Corp.
4.500% due 06/20/2028		2,000	2,285

EPR Properties
3.750% due 08/15/2029		600	572
4.950% due 04/15/2028		1,600	1,649
5.250% due 07/15/2023		500	526

Equitable Holdings, Inc.
5.000% due 04/20/2048		6,800	8,205

Essex Portfolio LP
4.000% due 03/01/2029		1,400	1,551
4.500% due 03/15/2048		200	228

Farmers Insurance Exchange
4.747% due 11/01/2057 •		4,400	4,588

Fidelity National Financial, Inc.
5.500% due 09/01/2022		700	748

First American Financial Corp.
4.000% due 05/15/2030		2,100	2,274
4.300% due 02/01/2023		4,500	4,765

FMR LLC
4.950% due 02/01/2033		1,400	1,714
5.150% due 02/01/2043		11,300	14,043

Ford Motor Credit Co. LLC
2.900% due 02/16/2028		600	577
3.375% due 11/13/2025		2,700	2,749

GE Capital Funding LLC
3.450% due 05/15/2025		3,700	4,003

GE Capital International Funding Co. Unlimited Co.
4.418% due 11/15/2035		18,410	21,098

GLP Capital LP
3.350% due 09/01/2024		500	530
4.000% due 01/15/2030		1,300	1,355
5.250% due 06/01/2025		3,700	4,157
5.300% due 01/15/2029		3,100	3,484

Goldman Sachs Group, Inc.
1.992% due 01/27/2032 •		4,250	4,037

Goodman U.S. Finance Four LLC
4.500% due 10/15/2037		7,400	8,219

Goodman U.S. Finance Three LLC
3.700% due 03/15/2028		7,700	8,188

Great-West Lifeco Finance LP
4.581% due 05/17/2048		1,900	2,230

Guardian Life Insurance Co. of America
3.700% due 01/22/2070		600	578

Hartford Financial Services Group, Inc.
4.400% due 03/15/2048		6,500	7,507
6.625% due 03/30/2040		500	702

High Street Funding Trust
4.682% due 02/15/2048		500	563

Highwoods Realty LP
2.600% due 02/01/2031		700	685

Host Hotels & Resorts LP
4.000% due 06/15/2025		100	106

Howard Hughes Corp.
4.125% due 02/01/2029		400	392

HSBC Holdings PLC
1.189% (US0003M + 1.000%) due 05/18/2024 ~		2,400	2,426
1.589% due 05/24/2027 •		2,300	2,265

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2021	79

Schedule of Investments	PIMCO Long Duration Total Return Fund	(Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
1.750% due 07/24/2027 •	GBP	5,500	$7,658
4.000% due 03/09/2026 •(f)(g)		$1,000	997
4.583% due 06/19/2029 •		700	787
4.700% due 03/09/2031 •(f)(g)		1,200	1,185

Hudson Pacific Properties LP
3.950% due 11/01/2027		900	966

Intercontinental Exchange, Inc.
1.850% due 09/15/2032		3,000	2,753
2.650% due 09/15/2040		4,600	4,268
3.000% due 09/15/2060		3,950	3,522

Intesa Sanpaolo SpA
3.375% due 01/12/2023		3,600	3,754

Johns Hopkins University
2.813% due 01/01/2060		1,000	940

JPMorgan Chase & Co.
3.509% due 01/23/2029 •		2,900	3,139
3.540% due 05/01/2028 •		8,500	9,261

Kennedy-Wilson, Inc.
4.750% due 03/01/2029		1,680	1,703

Kilroy Realty LP
4.250% due 08/15/2029		8,900	9,783

Kimco Realty Corp.
4.125% due 12/01/2046		5,900	6,268

KKR Group Finance Co. LLC
3.500% due 08/25/2050		4,030	4,002
3.625% due 02/25/2050		4,260	4,320

Lazard Group LLC
4.375% due 03/11/2029		3,600	4,014
4.500% due 09/19/2028		700	791

Legg Mason, Inc.
5.625% due 01/15/2044		2,000	2,649

Lehman Brothers Holdings, Inc.
1.000% due 09/27/2027 ^(c)		1,200	13

Life Storage LP
3.875% due 12/15/2027		1,400	1,552

Lloyds Banking Group PLC
4.375% due 03/22/2028		2,500	2,809
4.550% due 08/16/2028		200	228

LSEGA Financing PLC
2.000% due 04/06/2028 (b)		1,800	1,782
2.500% due 04/06/2031 (b)		1,900	1,877

Marsh & McLennan Cos., Inc.
4.200% due 03/01/2048		4,400	5,113

MGM Growth Properties Operating Partnership LP
3.875% due 02/15/2029		4,660	4,651

Mid-America Apartments LP
2.750% due 03/15/2030		1,000	1,011
3.950% due 03/15/2029		600	663
4.200% due 06/15/2028		900	1,008

Mitsubishi UFJ Financial Group, Inc.
1.075% (US0003M + 0.860%) due 07/26/2023 ~		10,300	10,428
2.193% due 02/25/2025		900	929
2.559% due 02/25/2030		2,200	2,201

Mizuho Financial Group, Inc.
2.172% due 05/22/2032 •		1,300	1,250
2.201% due 07/10/2031 •		4,300	4,158

Morgan Stanley
1.794% due 02/13/2032 •		2,050	1,915
1.928% due 04/28/2032 •		700	662
7.500% due 04/02/2032 þ(h)		3,700	2,960

MPT Operating Partnership LP
2.500% due 03/24/2026	GBP	2,200	3,051
3.375% due 04/24/2030		1,400	1,941

National Health Investors, Inc.
3.000% due 02/01/2031		$2,000	1,873

Nationwide Building Society
3.766% due 03/08/2024 •		200	211
3.960% due 07/18/2030 •		300	328

Nationwide Financial Services, Inc.
3.900% due 11/30/2049		4,000	4,074

Natwest Group PLC
3.875% due 09/12/2023		3,200	3,433
4.269% due 03/22/2025 •		7,600	8,294

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
4.519% due 06/25/2024 •	$400	$432
4.892% due 05/18/2029 •	7,300	8,327

New York Life Insurance Co.
6.750% due 11/15/2039	2,500	3,577

Nippon Life Insurance Co.
3.400% due 01/23/2050 •	700	713

Nomura Holdings, Inc.
3.103% due 01/16/2030	1,200	1,220

Northwestern Mutual Life Insurance Co.
3.450% due 03/30/2051	5,180	5,196

NTT Finance Corp.
1.162% due 04/03/2026	4,800	4,740
2.065% due 04/03/2031	1,300	1,285

Omega Healthcare Investors, Inc.
3.250% due 04/15/2033	100	96
4.500% due 01/15/2025	1,200	1,298
4.950% due 04/01/2024	2,000	2,181

OneMain Finance Corp.
6.625% due 01/15/2028	6,900	7,831
6.875% due 03/15/2025	500	570

Pacific Life Insurance Co.
4.300% due 10/24/2067 •	1,900	2,057
9.250% due 06/15/2039	9,300	14,154

Park Aerospace Holdings Ltd.
5.250% due 08/15/2022	74	78

Pine Street Trust
5.568% due 02/15/2049	2,660	3,282

Piper Jaffray Cos.
4.740% due 10/15/2021	1,100	1,107

Protective Life Corp.
4.300% due 09/30/2028	5,100	5,608

Regency Centers LP
2.950% due 09/15/2029	600	611
4.650% due 03/15/2049	900	992

SBA Tower Trust
1.884% due 07/15/2050	400	405

SL Green Operating Partnership LP
1.174% (US0003M + 0.980%) due 08/16/2021 ~	1,800	1,800

SMBC Aviation Capital Finance DAC
3.000% due 07/15/2022	400	410

Societe Generale S.A.
7.375% due 10/04/2023 •(f)(g)	4,900	5,302

Standard Chartered PLC
1.456% due 01/14/2027 •	1,700	1,661
4.750% due 01/14/2031 •(f)(g)	3,000	2,991

STORE Capital Corp.
4.500% due 03/15/2028	300	331

Sumitomo Mitsui Financial Group, Inc.
2.130% due 07/08/2030	1,300	1,256
2.142% due 09/23/2030 (g)	800	751
2.296% due 01/12/2041	400	355

Synchrony Financial
4.375% due 03/19/2024	500	545
5.150% due 03/19/2029	900	1,039

Teachers Insurance & Annuity Association of America
4.270% due 05/15/2047	5,600	6,315
4.375% due 09/15/2054 •	4,800	5,094
6.850% due 12/16/2039	582	842

Trust Fibra Uno
4.869% due 01/15/2030	600	652
6.390% due 01/15/2050	1,100	1,215

UBS Group AG
2.095% due 02/11/2032 •	2,000	1,893
4.125% due 09/24/2025	2,200	2,444
4.375% due 02/10/2031 •(f)(g)	700	692

UDR, Inc.
3.000% due 08/15/2031	300	305
3.500% due 07/01/2027	300	327
3.500% due 01/15/2028	200	214

UniCredit SpA
2.569% due 09/22/2026 •	1,500	1,507
7.830% due 12/04/2023	7,450	8,688

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

VEREIT Operating Partnership LP
3.100% due 12/15/2029	$800	$818
3.950% due 08/15/2027	400	439
4.875% due 06/01/2026	300	344

Vonovia Finance BV
5.000% due 10/02/2023	3,100	3,301

WEA Finance LLC
4.750% due 09/17/2044	500	509

Wells Fargo & Co.
2.164% due 02/11/2026 •	1,200	1,239
2.572% due 02/11/2031 •	5,400	5,434
3.196% due 06/17/2027 •	7,800	8,366

Welltower, Inc.
5.125% due 03/15/2043	12,400	14,522

Weyerhaeuser Co.
4.000% due 11/15/2029	1,426	1,588
4.000% due 04/15/2030	300	332
7.375% due 03/15/2032	8,600	12,093

Williams Cos., Inc.
2.600% due 03/15/2031	1,740	1,703

WP Carey, Inc.
2.400% due 02/01/2031	1,000	959

		676,014

INDUSTRIALS 31.8%

7-Eleven, Inc.
0.800% due 02/10/2024	3,200	3,191
1.800% due 02/10/2031	3,000	2,805

Activision Blizzard, Inc.
2.500% due 09/15/2050	6,200	5,213

Adani Transmission Ltd.
4.250% due 05/21/2036	1,351	1,398

Adventist Health System
2.952% due 03/01/2029	2,900	3,003

AEP Transmission Co. LLC
3.750% due 12/01/2047	1,000	1,066

Agilent Technologies, Inc.
2.300% due 03/12/2031	1,600	1,560

Air Canada Pass-Through Trust
3.300% due 07/15/2031	698	682
3.750% due 06/15/2029	313	320

Aker BP ASA
2.875% due 01/15/2026	1,200	1,241
3.000% due 01/15/2025	900	933
3.750% due 01/15/2030	200	207

Alaska Airlines Class A Pass-Through Trust
4.800% due 02/15/2029	2,210	2,425

Alibaba Group Holding Ltd.
2.700% due 02/09/2041	900	819
3.250% due 02/09/2061	4,800	4,451

Allegion U.S. Holding Co., Inc.
3.200% due 10/01/2024	900	956
3.550% due 10/01/2027	400	428

Alphabet, Inc.
2.050% due 08/15/2050	2,000	1,657
2.250% due 08/15/2060	960	785

American Airlines Pass-Through Trust
3.000% due 04/15/2030	4,109	4,155
3.250% due 04/15/2030	2,793	2,696
3.700% due 04/01/2028	1,693	1,684
4.000% due 01/15/2027	263	243

Amgen, Inc.
4.400% due 05/01/2045	6,500	7,543
4.663% due 06/15/2051	5,479	6,662

Anheuser-Busch Cos. LLC
4.900% due 02/01/2046	700	838

Anheuser-Busch InBev Worldwide, Inc.
4.750% due 04/15/2058	11,800	13,639
5.450% due 01/23/2039	3,800	4,756

Anthem, Inc.
0.450% due 03/15/2023	3,000	3,004
1.500% due 03/15/2026	990	992

80	PIMCO BOND FUNDS	See Accompanying Notes

March 31, 2021

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

AP Moller - Maersk A/S
3.750% due 09/22/2024	$600	$649
4.500% due 06/20/2029	2,900	3,214

Apple, Inc.
2.950% due 09/11/2049	7,400	7,098
4.375% due 05/13/2045	800	962

Arrow Electronics, Inc.
3.250% due 09/08/2024	900	962

Ashtead Capital, Inc.
4.000% due 05/01/2028	1,200	1,257
4.250% due 11/01/2029	800	860

AstraZeneca PLC
1.375% due 08/06/2030	3,000	2,754

Axalta Coating Systems LLC
3.375% due 02/15/2029	500	489

Bacardi Ltd.
2.750% due 07/15/2026	500	520
4.700% due 05/15/2028	4,800	5,496

Baidu, Inc.
4.875% due 11/14/2028	1,100	1,273

Baker Hughes a GE Co. LLC
3.337% due 12/15/2027	3,300	3,536

BAT Capital Corp.
4.390% due 08/15/2037	9,990	10,486

Baxter International, Inc.
1.730% due 04/01/2031	1,400	1,311

Bayer U.S. Finance LLC
4.250% due 12/15/2025	2,200	2,450
4.375% due 12/15/2028	1,600	1,808

Berry Global, Inc.
1.570% due 01/15/2026	1,200	1,183
4.875% due 07/15/2026	200	212

Black Knight InfoServ LLC
3.625% due 09/01/2028	2,000	1,968

Boardwalk Pipelines LP
3.400% due 02/15/2031	2,800	2,804

Boeing Co.
3.250% due 02/01/2028	6,600	6,833
3.625% due 02/01/2031	2,500	2,619

Bon Secours Mercy Health, Inc.
2.095% due 06/01/2031	2,000	1,920
3.205% due 06/01/2050	280	274

Booz Allen Hamilton, Inc.
3.875% due 09/01/2028	1,070	1,078

Boston Scientific Corp.
7.375% due 01/15/2040	12,750	19,493

BP Capital Markets America, Inc.
3.000% due 02/24/2050	3,060	2,810
4.234% due 11/06/2028	1,800	2,043

Braskem Netherlands Finance BV
4.500% due 01/10/2028	500	515

Bristol-Myers Squibb Co.
4.350% due 11/15/2047	10,800	12,880

British Airways Pass-Through Trust
3.300% due 06/15/2034	195	195
3.350% due 12/15/2030	92	89
4.250% due 05/15/2034	595	625

Broadcom, Inc.
1.950% due 02/15/2028	500	489
2.450% due 02/15/2031	1,000	945
2.600% due 02/15/2033	1,300	1,212
3.469% due 04/15/2034	500	504
3.500% due 02/15/2041	300	288
3.750% due 02/15/2051	1,400	1,341
4.300% due 11/15/2032	1,770	1,930
4.750% due 04/15/2029	1,900	2,138
5.000% due 04/15/2030	1,900	2,168

Cablevision Lightpath LLC
3.875% due 09/15/2027	2,000	1,982

Caesars Entertainment, Inc.
6.250% due 07/01/2025	1,950	2,081

Cameron LNG LLC
2.902% due 07/15/2031	900	910
3.402% due 01/15/2038	2,000	2,021
3.701% due 01/15/2039	1,400	1,489

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Canadian Natural Resources Ltd.
5.850% due 02/01/2035	$2,090	$2,557

CCO Holdings LLC
4.250% due 02/01/2031	620	622

CenterPoint Energy Resources Corp.
0.684% (US0003M + 0.500%) due 03/02/2023 ~	1,370	1,370

Charter Communications Operating LLC
1.855% (US0003M + 1.650%) due 02/01/2024 ~	4,000	4,111
2.300% due 02/01/2032	850	791
3.500% due 06/01/2041	4,000	3,799
3.850% due 04/01/2061	4,100	3,766
3.900% due 06/01/2052	1,370	1,318
4.200% due 03/15/2028	2,200	2,426
4.800% due 03/01/2050	3,400	3,656
5.125% due 07/01/2049	10,800	12,170
5.375% due 04/01/2038	600	708
5.375% due 05/01/2047	2,200	2,559
5.750% due 04/01/2048	1,100	1,340

Cheniere Corpus Christi Holdings LLC
3.700% due 11/15/2029	600	633
7.000% due 06/30/2024	2,000	2,304

Children’s Hospital
2.928% due 07/15/2050	3,900	3,580

Churchill Downs, Inc.
4.750% due 01/15/2028	1,000	1,037

Cigna Corp.
2.375% due 03/15/2031	3,800	3,741
3.400% due 03/15/2051	1,630	1,606

Citrix Systems, Inc.
1.250% due 03/01/2026	700	689

City of Hope
4.378% due 08/15/2048	1,010	1,187

Colorado Interstate Gas Co. LLC
6.850% due 06/15/2037	1,300	1,621

Comcast Corp.
3.999% due 11/01/2049	7,430	8,351
4.400% due 08/15/2035	4,300	5,034

Conagra Brands, Inc.
5.300% due 11/01/2038	11,900	14,716

Constellation Brands, Inc.
4.100% due 02/15/2048	7,000	7,592

Continental Wind LLC
6.000% due 02/28/2033	1,483	1,675

Corning, Inc.
5.450% due 11/15/2079	2,400	2,991

CoStar Group, Inc.
2.800% due 07/15/2030	1,700	1,665

Cox Communications, Inc.
4.600% due 08/15/2047	2,760	3,168

CRH America Finance, Inc.
3.400% due 05/09/2027	400	434
4.400% due 05/09/2047	200	227

Crown Castle Towers LLC
3.720% due 07/15/2043	600	625
4.241% due 07/15/2048	3,300	3,689

CSX Corp.
6.150% due 05/01/2037	800	1,094

CVS Pass-Through Trust
6.036% due 12/10/2028	83	97
7.507% due 01/10/2032	14,514	18,171

DAE Funding LLC
1.625% due 02/15/2024	6,600	6,592
2.625% due 03/20/2025	2,400	2,421
3.375% due 03/20/2028	4,100	4,082
5.000% due 08/01/2024	1,000	1,032
5.250% due 11/15/2021	1,700	1,734

DaVita, Inc.
4.625% due 06/01/2030	2,390	2,438

Dell International LLC
4.900% due 10/01/2026	1,200	1,362
5.300% due 10/01/2029	7,500	8,779
8.350% due 07/15/2046	2,400	3,658

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Diamondback Energy, Inc.
2.875% due 12/01/2024	$3,200	$3,377

Discovery Communications LLC
4.000% due 09/15/2055	2,798	2,759
5.200% due 09/20/2047	2,400	2,850

Electronic Arts, Inc.
2.950% due 02/15/2051	2,260	2,092

Energy Transfer Operating LP
5.300% due 04/15/2047	9,200	9,744
6.050% due 06/01/2041	3,200	3,663
6.625% due 10/15/2036	5,200	6,391
7.500% due 07/01/2038	4,135	5,469

Eni SpA
4.750% due 09/12/2028	800	919

Entergy Louisiana LLC
1.600% due 12/15/2030	600	560
2.900% due 03/15/2051	2,100	1,931

Enterprise Products Operating LLC
4.200% due 01/31/2050	1,300	1,389
4.450% due 02/15/2043	1,000	1,091
4.850% due 08/15/2042	642	738
4.850% due 03/15/2044	1,850	2,136
5.750% due 03/01/2035	600	730
5.950% due 02/01/2041	3,200	4,108
6.125% due 10/15/2039	1,000	1,310
6.450% due 09/01/2040	200	269
6.875% due 03/01/2033	10,000	13,401

Equinor ASA
3.250% due 11/18/2049	1,500	1,471

Expedia Group, Inc.
2.950% due 03/15/2031	1,700	1,678
3.800% due 02/15/2028	3,500	3,709
6.250% due 05/01/2025	791	915

Fair Isaac Corp.
5.250% due 05/15/2026	200	222

FedEx Corp.
4.950% due 10/17/2048	6,600	8,068

Fidelity National Information Services, Inc.
1.650% due 03/01/2028	3,760	3,681

Fiserv, Inc.
3.500% due 07/01/2029	1,300	1,404

FMG Resources Pty. Ltd.
4.375% due 04/01/2031	1,560	1,590

Ford Foundation
2.815% due 06/01/2070	4,980	4,511

Fox Corp.
5.476% due 01/25/2039	200	250

General Electric Co.
5.550% due 01/05/2026	$2,600	3,086

General Mills, Inc.
6.410% due 10/15/2022	3,600	3,908

Georgetown University
2.943% due 04/01/2050	2,900	2,695

Global Payments, Inc.
1.200% due 03/01/2026	1,900	1,872

Hackensack Meridian Health, Inc.
2.875% due 09/01/2050	1,120	1,047
4.500% due 07/01/2057	1,340	1,668

Halliburton Co.
7.450% due 09/15/2039	1,100	1,542

HCA, Inc.
5.125% due 06/15/2039	2,900	3,489
5.250% due 06/15/2049	570	699

Heineken NV
3.500% due 01/29/2028	12,100	13,188

Hilton Domestic Operating Co., Inc.
3.625% due 02/15/2032	1,100	1,069

Home Depot, Inc.
4.500% due 12/06/2048	9,000	11,038

Humana, Inc.
3.950% due 08/15/2049	600	647

Huntsman International LLC
4.500% due 05/01/2029	3,896	4,319

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2021	81

Schedule of Investments	PIMCO Long Duration Total Return Fund	(Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Hyatt Hotels Corp.
3.191% (US0003M + 3.000%) due 09/01/2022 ~	$5,970	$6,017

IHS Markit Ltd.
4.250% due 05/01/2029	650	733
4.750% due 08/01/2028	2,100	2,430

Illumina, Inc.
2.550% due 03/23/2031	1,260	1,250

Imperial Brands Finance PLC
3.125% due 07/26/2024	400	423
3.500% due 07/26/2026	2,000	2,140
3.875% due 07/26/2029	2,300	2,454

JetBlue Pass-Through Trust
4.000% due 05/15/2034	2,290	2,479

Johnson & Johnson
2.250% due 09/01/2050	1,900	1,696

Kansas City Southern
3.125% due 06/01/2026	1,800	1,928
4.200% due 11/15/2069	1,900	1,978
4.700% due 05/01/2048	4,300	5,074

Kinder Morgan Energy Partners LP
6.500% due 09/01/2039	400	519
7.300% due 08/15/2033	900	1,227

KLA Corp.
3.300% due 03/01/2050	3,000	2,889

Kraft Heinz Foods Co.
6.500% due 02/09/2040	780	1,021
6.875% due 01/26/2039	600	828
7.125% due 08/01/2039	4,250	5,949

Las Vegas Sands Corp.
2.900% due 06/25/2025	1,900	1,947
3.500% due 08/18/2026	600	626
3.900% due 08/08/2029	1,300	1,337

Legends Hospitality Holding Co. LLC
5.000% due 02/01/2026	1,000	1,019

Leidos, Inc.
2.300% due 02/15/2031	700	662

Level 3 Financing, Inc.
3.400% due 03/01/2027	2,100	2,227
3.875% due 11/15/2029	1,000	1,056

Marathon Oil Corp.
6.600% due 10/01/2037	700	873

Marriott International, Inc.
3.500% due 10/15/2032	5,600	5,819
4.000% due 04/15/2028	2,100	2,239

Marvell Technology Group Ltd.
4.200% due 06/22/2023	7,000	7,493
4.875% due 06/22/2028	500	574

Massachusetts Institute of Technology
4.678% due 07/01/2114	2,740	3,544

McDonald’s Corp.
3.625% due 09/01/2049	960	1,005
3.800% due 04/01/2028	3,600	3,990
4.450% due 03/01/2047	1,000	1,164
4.450% due 09/01/2048	5,300	6,191

Melco Resorts Finance Ltd.
5.375% due 12/04/2029	2,500	2,662

MGM China Holdings Ltd.
5.375% due 05/15/2024	1,000	1,034
5.875% due 05/15/2026	1,100	1,156

Moody’s Corp.
5.250% due 07/15/2044	8,000	10,352

MPLX LP
2.650% due 08/15/2030	2,600	2,551
4.700% due 04/15/2048	1,500	1,628
4.800% due 02/15/2029	2,600	2,983
5.500% due 02/15/2049	1,060	1,247

National Fuel Gas Co.
2.950% due 03/01/2031	2,800	2,700

New York and Presbyterian Hospital
2.256% due 08/01/2040	3,000	2,693
4.063% due 08/01/2056	900	1,046
4.763% due 08/01/2116	3,500	4,158

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Nissan Motor Co. Ltd.
3.522% due 09/17/2025	$1,700	$1,802
4.345% due 09/17/2027	3,100	3,374
4.810% due 09/17/2030	2,400	2,635

Norfolk Southern Corp.
3.155% due 05/15/2055	10,875	10,140

Northern Natural Gas Co.
4.300% due 01/15/2049	6,100	6,929

Northwell Healthcare, Inc.
4.260% due 11/01/2047	3,600	4,063

NXP BV
4.300% due 06/18/2029	800	896
5.350% due 03/01/2026	1,600	1,870

ONEOK Partners LP
6.125% due 02/01/2041	1,700	1,996

Oracle Corp.
1.650% due 03/25/2026 (h)	2,740	2,763
2.300% due 03/25/2028 (h)	7,600	7,699
2.875% due 03/25/2031 (h)	6,430	6,551
3.600% due 04/01/2050	1,100	1,067
3.650% due 03/25/2041 (h)	1,900	1,925
3.800% due 11/15/2037	2,800	2,912
3.850% due 04/01/2060	7,000	6,882
3.950% due 03/25/2051 (h)	5,100	5,267
4.000% due 11/15/2047	1,100	1,139
4.100% due 03/25/2061 (h)	3,270	3,391
4.500% due 07/08/2044	900	997

Owens Corning
4.300% due 07/15/2047	550	597

PeaceHealth Obligated Group
3.218% due 11/15/2050	1,260	1,234
4.787% due 11/15/2048	2,730	3,412

PennyMac Financial Services, Inc.
5.375% due 10/15/2025	11,360	11,789

Penske Truck Leasing Co. LP
2.700% due 11/01/2024	3,500	3,687
3.350% due 11/01/2029	700	726

Pernod Ricard International Finance LLC
1.250% due 04/01/2028	1,600	1,505
1.625% due 04/01/2031	2,000	1,835

Perrigo Finance Unlimited Co.
4.900% due 12/15/2044	2,800	2,743

Pertamina Persero PT
4.150% due 02/25/2060	2,400	2,269
4.175% due 01/21/2050	1,200	1,164
6.500% due 11/07/2048	1,700	2,184

Petronas Energy Canada Ltd.
2.112% due 03/23/2028	2,300	2,273

Post Holdings, Inc.
4.500% due 09/15/2031	890	881

Prestige Brands, Inc.
3.750% due 04/01/2031	500	478

PulteGroup, Inc.
6.000% due 02/15/2035	1,000	1,252
6.375% due 05/15/2033	1,190	1,515

Ras Laffan Liquefied Natural Gas Co. Ltd.
5.838% due 09/30/2027	817	938

Raytheon Technologies Corp.
4.450% due 11/16/2038	1,900	2,204

Rockies Express Pipeline LLC
4.800% due 05/15/2030	3,900	3,859
6.875% due 04/15/2040	4,700	5,088

Royalty Pharma PLC
2.200% due 09/02/2030	1,840	1,759

Sabine Pass Liquefaction LLC
4.200% due 03/15/2028	2,400	2,634
5.000% due 03/15/2027	2,700	3,075
5.625% due 04/15/2023	700	759
5.750% due 05/15/2024	1,100	1,242
5.875% due 06/30/2026	5,900	6,916
6.250% due 03/15/2022	800	831

Sands China Ltd.
4.600% due 08/08/2023	800	858
5.125% due 08/08/2025	3,900	4,369
5.400% due 08/08/2028	500	572

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Sasol Financing USA LLC
5.875% due 03/27/2024	$1,400	$1,488

Saudi Arabian Oil Co.
3.250% due 11/24/2050	2,500	2,267
3.500% due 11/24/2070	4,600	4,092

Siemens Financieringsmaatschappij NV
1.700% due 03/11/2028	1,400	1,376
2.875% due 03/11/2041	1,900	1,834

Southwest Airlines Co.
5.125% due 06/15/2027	400	460

Spirit AeroSystems, Inc.
3.850% due 06/15/2026	1,300	1,354
4.600% due 06/15/2028	5,300	5,204

Spirit Airlines Pass-Through Trust
3.650% due 08/15/2031	420	414

Sprint Spectrum Co. LLC
3.360% due 03/20/2023	400	404
4.738% due 09/20/2029	2,700	2,899
5.152% due 09/20/2029	4,800	5,484

Studio City Finance Ltd.
5.000% due 01/15/2029	500	502

Syngenta Finance NV
5.182% due 04/24/2028	4,300	4,654

T-Mobile USA, Inc.
2.050% due 02/15/2028	1,900	1,865
2.550% due 02/15/2031	1,600	1,570
3.300% due 02/15/2051	1,900	1,778
3.500% due 04/15/2031	3,600	3,631
3.875% due 04/15/2030	100	109
4.500% due 04/15/2050	3,700	4,159

Takeda Pharmaceutical Co. Ltd.
3.025% due 07/09/2040	2,000	1,939
3.175% due 07/09/2050	1,600	1,532

Teck Resources Ltd.
3.900% due 07/15/2030	3,180	3,326

Telefonica Emisiones S.A.
5.213% due 03/08/2047	5,000	5,855
7.045% due 06/20/2036	7,100	9,860

Tencent Holdings Ltd.
3.595% due 01/19/2028	4,000	4,293
3.975% due 04/11/2029	800	870

Tennessee Gas Pipeline Co. LLC
2.900% due 03/01/2030	3,660	3,649
7.000% due 10/15/2028	3,000	3,814
7.625% due 04/01/2037	4,720	6,415
8.375% due 06/15/2032	3,600	5,050

Texas Eastern Transmission LP
7.000% due 07/15/2032	3,250	4,380

Texas Health Resources
2.328% due 11/15/2050	1,400	1,149

Textron, Inc.
2.450% due 03/15/2031	2,980	2,892

Time Warner Cable LLC
5.875% due 11/15/2040	500	623
6.750% due 06/15/2039	1,300	1,746
7.300% due 07/01/2038	1,225	1,705

Topaz Solar Farms LLC
4.875% due 09/30/2039	4,364	4,764

Total Capital International S.A.
2.986% due 06/29/2041	8,000	7,689
3.386% due 06/29/2060	2,600	2,487

Transcontinental Gas Pipe Line Co. LLC
4.000% due 03/15/2028	1,200	1,334
4.600% due 03/15/2048	2,000	2,278

Travel + Leisure Co.
4.625% due 03/01/2030	700	727

Trimble, Inc.
4.900% due 06/15/2028	4,700	5,427

Tyson Foods, Inc.
5.100% due 09/28/2048	1,700	2,156

U.S. Airways Pass-Through Trust
3.950% due 05/15/2027	3,658	3,601
4.625% due 12/03/2026	3,217	3,042
5.900% due 04/01/2026	2,074	2,155

82	PIMCO BOND FUNDS	See Accompanying Notes

March 31, 2021

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Union Pacific Corp.
3.375% due 02/01/2035	$1,200	$1,276
3.750% due 02/05/2070	1,700	1,746

United Airlines Pass-Through Trust
2.700% due 11/01/2033	591	576
2.875% due 04/07/2030	589	600
3.100% due 04/07/2030	505	492
3.450% due 01/07/2030	326	328
4.000% due 10/11/2027	1,393	1,445
4.300% due 02/15/2027	9,829	10,231
4.550% due 08/25/2031	2,193	2,317
5.875% due 04/15/2029	6,636	7,371

UnitedHealth Group, Inc.
4.750% due 07/15/2045	5,700	7,194

Vale Overseas Ltd.
3.750% due 07/08/2030	1,200	1,255

Valero Energy Corp.
4.000% due 04/01/2029	1,000	1,079
4.350% due 06/01/2028	600	663

Valley Children’s Hospital
4.399% due 03/15/2048	2,000	2,180

VMware, Inc.
4.650% due 05/15/2027	2,100	2,384

Walt Disney Co.
3.600% due 01/13/2051	7,700	8,216
3.800% due 05/13/2060	4,400	4,853
4.750% due 11/15/2046	700	878
5.400% due 10/01/2043	3,600	4,796
6.200% due 12/15/2034	2,000	2,775

Westinghouse Air Brake Technologies Corp.
4.950% due 09/15/2028	6,700	7,643

Woodside Finance Ltd.
3.700% due 09/15/2026	7,000	7,474
3.700% due 03/15/2028	2,500	2,598

WRKCo, Inc.
4.000% due 03/15/2028	2,700	2,995
4.650% due 03/15/2026	2,800	3,181

Wynn Macau Ltd.
5.125% due 12/15/2029	800	821

Yale University
1.482% due 04/15/2030	1,100	1,050
2.402% due 04/15/2050	2,000	1,840

Yara International ASA
4.750% due 06/01/2028	4,600	5,246

Zimmer Biomet Holdings, Inc.
3.700% due 03/19/2023	600	635

Zoetis, Inc.
3.900% due 08/20/2028	4,300	4,787

		1,010,611

UTILITIES 11.8%

AEP Texas, Inc.
2.100% due 07/01/2030	900	868
4.150% due 05/01/2049	1,100	1,201
6.650% due 02/15/2033	1,800	2,389

AES Corp.
2.450% due 01/15/2031	200	191

Alabama Power Co.
1.450% due 09/15/2030	1,000	922
4.300% due 01/02/2046	700	795
4.300% due 07/15/2048	2,000	2,327

Alliant Energy Finance LLC
1.400% due 03/15/2026	1,000	982

Ameren Corp.
1.750% due 03/15/2028	990	958

American Transmission Systems, Inc.
5.000% due 09/01/2044	200	231

American Water Capital Corp.
3.750% due 09/01/2047	3,400	3,638
4.150% due 06/01/2049	5,000	5,767

Appalachian Power Co.
2.700% due 04/01/2031	2,600	2,599

AT&T, Inc.
3.100% due 02/01/2043	5,000	4,676

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.300% due 02/01/2052	$1,960	$1,769
3.500% due 09/15/2053	3,634	3,365
3.550% due 09/15/2055	493	452
3.650% due 09/15/2059	6,484	5,939
3.800% due 12/01/2057	266	254
4.500% due 05/15/2035	4,980	5,625

Atlantic City Electric Co.
2.300% due 03/15/2031	3,400	3,364

Bell Canada
4.300% due 07/29/2049	3,900	4,387

BG Energy Capital PLC
5.125% due 10/15/2041	6,100	7,381

CenterPoint Energy Houston Electric LLC
3.350% due 04/01/2051	980	988

Cleveland Electric Illuminating Co.
4.550% due 11/15/2030	3,500	3,890

Consolidated Edison Co. of New York, Inc.
4.500% due 05/15/2058	2,500	2,877

DTE Electric Co.
1.900% due 04/01/2028	4,770	4,762
3.250% due 04/01/2051	1,100	1,100

Duke Energy Carolinas LLC
3.750% due 06/01/2045	2,000	2,142
4.000% due 09/30/2042	400	443

Duke Energy Corp.
3.400% due 06/15/2029	800	857

Duke Energy Florida LLC
3.800% due 07/15/2028	3,100	3,442
3.850% due 11/15/2042	4,600	4,965
6.350% due 09/15/2037	200	280

Duke Energy Ohio, Inc.
5.400% due 06/15/2033	110	132

Duke Energy Progress LLC
2.500% due 08/15/2050	3,970	3,393
6.300% due 04/01/2038	800	1,111

East Ohio Gas Co.
2.000% due 06/15/2030	800	771
3.000% due 06/15/2050	1,550	1,436

Edison International
3.125% due 11/15/2022	2,000	2,068
5.750% due 06/15/2027	700	818

Electricite de France S.A.
5.000% due 09/21/2048	300	365

Enel Finance International NV
3.625% due 05/25/2027	1,100	1,192

Entergy Arkansas LLC
3.350% due 06/15/2052	1,300	1,308

Entergy Corp.
1.900% due 06/15/2028	900	880
2.400% due 06/15/2031	2,390	2,314

Entergy Mississippi LLC
3.500% due 06/01/2051	1,600	1,626

Entergy Texas, Inc.
1.750% due 03/15/2031	3,200	2,975

Florida Power & Light Co.
3.700% due 12/01/2047	1,100	1,198
3.950% due 03/01/2048	1,300	1,485
4.050% due 10/01/2044	1,805	2,047

Gazprom PJSC via Gaz Finance PLC
3.250% due 02/25/2030	7,100	6,805

Georgia Power Co.
3.250% due 03/15/2051	5,300	5,083
3.700% due 01/30/2050	900	927
4.300% due 03/15/2042	3,752	4,186

Indiana Michigan Power Co.
6.050% due 03/15/2037	800	1,056

Jersey Central Power & Light Co.
4.300% due 01/15/2026	800	875

Midwest Connector Capital Co. LLC
3.625% due 04/01/2022	1,000	1,015

Monongahela Power Co.
3.550% due 05/15/2027	1,100	1,166

National Grid USA
5.803% due 04/01/2035	120	146

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

New England Power Co.
3.800% due 12/05/2047	$2,300	$2,422

New York State Electric & Gas Corp.
1.950% due 10/01/2030	480	458
3.300% due 09/15/2049	2,500	2,423

NextEra Energy Capital Holdings, Inc.
5.650% due 05/01/2079 •	2,600	2,972

Niagara Mohawk Power Corp.
1.960% due 06/27/2030	1,770	1,694
4.119% due 11/28/2042	3,500	3,843

Northern States Power Co.
3.600% due 09/15/2047	6,300	6,755

NRG Energy, Inc.
2.000% due 12/02/2025	4,300	4,301
2.450% due 12/02/2027	1,000	995

Oglethorpe Power Corp.
3.750% due 08/01/2050	1,590	1,551
5.050% due 10/01/2048	7,000	8,267

Ohio Power Co.
5.850% due 10/01/2035	100	130

ONEOK, Inc.
4.550% due 07/15/2028	1,500	1,653
5.200% due 07/15/2048	12,400	13,586
6.000% due 06/15/2035	100	118

Pacific Gas & Electric Co.
1.573% (US0003M + 1.375%) due 11/15/2021 ~	1,470	1,473
2.500% due 02/01/2031	2,100	1,983
3.150% due 01/01/2026	2,000	2,085
3.450% due 07/01/2025	1,000	1,059
3.500% due 08/01/2050	7,200	6,270
3.750% due 08/15/2042	2,790	2,566
3.950% due 12/01/2047	1,000	924
4.250% due 03/15/2046	300	288
4.300% due 03/15/2045	500	488
4.500% due 07/01/2040	6,100	6,200
4.550% due 07/01/2030	890	966
4.600% due 06/15/2043	900	911
4.750% due 02/15/2044	100	103
4.950% due 07/01/2050	2,000	2,060

PacifiCorp
4.125% due 01/15/2049	10,100	11,267
5.750% due 04/01/2037	60	79
6.000% due 01/15/2039	2,040	2,749
6.100% due 08/01/2036	60	81

Pennsylvania Electric Co.
3.600% due 06/01/2029	3,300	3,473

Petrobras Global Finance BV
5.093% due 01/15/2030	6,188	6,439

Piedmont Natural Gas Co., Inc.
3.500% due 06/01/2029	1,900	2,053

Progress Energy, Inc.
7.750% due 03/01/2031	3,500	4,900

PT Perusahaan Listrik Negara
4.375% due 02/05/2050	3,800	3,847
4.875% due 07/17/2049	400	424
6.250% due 01/25/2049	2,600	3,234

Public Service Electric & Gas Co.
4.000% due 06/01/2044	5,700	6,233

San Diego Gas & Electric Co.
4.100% due 06/15/2049	4,600	5,187
4.150% due 05/15/2048	9,400	10,632

SES S.A.
3.600% due 04/04/2023	4,600	4,844
5.300% due 04/04/2043	3,800	4,205

Sierra Pacific Power Co.
6.750% due 07/01/2037	3,600	5,133

Sinopec Group Overseas Development Ltd.
4.125% due 09/12/2025	9,900	10,947

Southern California Edison Co.
1.100% due 04/01/2024 (b)	700	700
2.250% due 06/01/2030	800	776
2.950% due 02/01/2051	3,000	2,639
3.400% due 06/01/2023	300	318
3.650% due 03/01/2028	200	218
3.650% due 02/01/2050	1,100	1,090

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2021	83

Schedule of Investments	PIMCO Long Duration Total Return Fund	(Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.900% due 12/01/2041	$500	$501
3.900% due 03/15/2043	3,600	3,707
4.650% due 10/01/2043	1,800	2,047
6.000% due 01/15/2034	3,600	4,715
6.650% due 04/01/2029	900	1,097

Southern California Gas Co.
3.950% due 02/15/2050	1,600	1,774
4.125% due 06/01/2048	5,300	6,026

Southwestern Electric Power Co.
4.100% due 09/15/2028	600	665
6.200% due 03/15/2040	2,200	2,943

SP Group Treasury Pte Ltd.
3.375% due 02/27/2029	5,100	5,518

Systems Energy Resources, Inc.
2.140% due 12/09/2025	1,200	1,173

Tampa Electric Co.
2.400% due 03/15/2031	3,290	3,276

Verizon Communications, Inc.
1.500% due 09/18/2030	400	368
2.550% due 03/21/2031	3,600	3,600
4.522% due 09/15/2048	19,591	22,780

Vodafone Group PLC
4.250% due 09/17/2050	400	441
4.875% due 06/19/2049	5,600	6,665

Washington Gas Light Co.
3.650% due 09/15/2049	1,600	1,695

Wisconsin Electric Power Co.
4.300% due 12/15/2045	3,600	4,038

		375,245

Total Corporate Bonds & Notes (Cost $1,921,374)		2,061,870

MUNICIPAL BONDS & NOTES 2.5%

CALIFORNIA 0.2%

Napa Valley Unified School District, California General Obligation Bonds, (BABs), Series 2010
6.507% due 08/01/2043	900	1,302

Riverside, California Electric Revenue Bonds, (BABs), Series 2010
7.605% due 10/01/2040	1,400	2,159

Tulare County, California Revenue Bonds, Series 2018
4.109% due 06/01/2029	2,700	2,978

Tulare County, California Revenue Notes, Series 2018
4.009% due 06/01/2028	1,000	1,113

		7,552

COLORADO 0.1%

Colorado State Certificates of Participation Bonds, (BABs), Series 2009
6.650% due 09/15/2045	1,000	1,529

GEORGIA 0.2%

Municipal Electric Authority of Georgia Revenue Bonds, (BABs), Series 2010
6.637% due 04/01/2057	5,240	7,506

ILLINOIS 0.3%

Chicago Transit Authority, Illinois Revenue Bonds, Series 2008
6.899% due 12/01/2040	500	699

Illinois State General Obligation Bonds, (BABs), Series 2010
6.725% due 04/01/2035	100	121

Sales Tax Securitization Corp., Illinois Revenue Bonds, Series 2020
2.857% due 01/01/2031	4,400	4,525
3.007% due 01/01/2033	5,030	5,180

		10,525

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
KANSAS 0.1%

Kansas Development Finance Authority Revenue Bonds, Series 2015
4.927% due 04/15/2045	$2,600	$3,240

MARYLAND 0.2%

Maryland Health & Higher Educational Facilities Authority Revenue Bonds, Series 2020
3.052% due 07/01/2040	5,000	4,880

MISSISSIPPI 0.2%

Mississippi Development Bank Revenue Bonds, (BABs), Series 2010
6.413% due 01/01/2040	3,100	4,420

NEW JERSEY 0.1%

Rutgers The State University of New Jersey Revenue Bonds, Series 2019
3.270% due 05/01/2043	1,500	1,559

NEW MEXICO 0.0%

New Mexico Hospital Equipment Loan Council Revenue Bonds, Series 2017
4.406% due 08/01/2046	1,000	1,169

NEW YORK 0.3%

Metropolitan Transportation Authority, New York Revenue Bonds, (BABs), Series 2009
7.336% due 11/15/2039	500	786

Port Authority of New York & New Jersey Revenue Bonds, Series 2012
4.458% due 10/01/2062	7,500	9,262

		10,048

OHIO 0.3%

American Municipal Power, Inc., Ohio Revenue Bonds, (BABs), Series 2010
7.834% due 02/15/2041	800	1,245

Ohio State University Revenue Bonds, Series 2011
4.800% due 06/01/2111	4,935	6,354

		7,599

PENNSYLVANIA 0.0%

Commonwealth Financing Authority, Pennsylvania Revenue Bonds, Series 2016
4.014% due 06/01/2033	600	680

TEXAS 0.5%

Dallas Convention Center Hotel Development Corp., Texas Revenue Bonds, (BABs), Series 2009
7.088% due 01/01/2042	5,450	7,414

Dallas Fort Worth International Airport, Texas Revenue Bonds, Series 2020
2.246% due 11/01/2031	1,300	1,272

Texas Public Finance Authority Revenue Notes, Series 2014
8.250% due 07/01/2024	7,150	7,183

		15,869

WISCONSIN 0.0%

Wisconsin State Revenue Notes, Series 2020
2.196% due 05/01/2027	1,000	1,043

Total Municipal Bonds & Notes (Cost $66,381)		77,619

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
U.S. GOVERNMENT AGENCIES 6.7%

Fannie Mae
0.000% due 03/23/2028 - 05/15/2030 (d)	$43,912	$36,814
0.178% due 07/25/2037 •	8	8
0.248% due 03/25/2036 •	2	2
0.509% due 09/25/2032 •	3	3
0.759% due 08/25/2040 •	432	440
1.579% due 06/01/2043 •	70	72
1.679% due 12/01/2034 •	197	206
1.800% due 06/01/2035 •	515	518
1.852% due 10/01/2035 •	102	102
1.870% due 04/01/2035 •	266	268
2.050% due 06/01/2035 •	469	471
2.187% due 09/01/2035 •	10	11
2.242% due 12/01/2033 •	19	19
2.251% due 01/25/2031 ~(a)	16,404	2,393
2.280% due 11/01/2035 •	2	2
2.314% due 05/25/2035 ~	240	245
2.614% due 11/01/2034 •	348	372
2.631% due 08/01/2035 •	25	27
3.000% due 12/25/2046	1,314	1,226
3.250% due 11/01/2042	2,629	2,803
3.790% due 01/01/2029	4,200	4,651
3.990% due 01/01/2029	2,241	2,572
5.000% due 08/25/2033	35	40
5.500% due 04/25/2033 - 09/25/2035	5,274	6,271
5.900% due 07/25/2042	7	8
6.000% due 07/25/2031 - 03/25/2036	919	1,198
6.080% due 09/01/2028	1,800	2,366

Fannie Mae, TBA
3.000% due 06/01/2051	6,800	7,081

Federal Farm Credit Bank
5.125% due 07/09/2029	500	637
5.750% due 12/07/2028	20	26

Freddie Mac
0.000% due 03/15/2031 (d)	11,600	9,507
0.506% due 01/15/2033 •	2	2
0.606% due 09/15/2030 •	1	1
1.459% due 10/25/2044 •	20	20
1.579% due 02/25/2045 •	62	62
2.199% due 10/01/2035 •	18	20
2.623% due 06/01/2035 •	9	9
3.535% due 04/01/2035 •	37	38
5.000% due 03/01/2038 - 12/01/2038	507	572
5.500% due 02/15/2024	32	33
6.000% due 06/15/2035 - 10/01/2037	505	646
6.500% due 10/25/2043	53	62

Ginnie Mae
2.875% due 05/20/2030 •	33	35
3.250% due 02/20/2049	2,348	2,629

Residual Funding Corp. STRIPS
0.000% due 01/15/2030 - 04/15/2030 (d)	108,567	91,262

Resolution Funding Corp. STRIPS
0.000% due 10/15/2027 - 07/15/2029 (a)	25,131	22,485

Small Business Administration
5.290% due 12/01/2027	159	170
5.510% due 11/01/2027	40	43

Uniform Mortgage-Backed Security
4.000% due 02/01/2049	74	80
5.500% due 04/01/2031 - 04/01/2049	3,661	4,083

Uniform Mortgage-Backed Security, TBA
4.000% due 04/01/2051	10,100	10,837

Total U.S. Government Agencies (Cost $183,331)		213,448

U.S. TREASURY OBLIGATIONS 68.4%

U.S. Treasury Bonds
1.125% due 05/15/2040 (i)(k)	313,630	256,013
1.125% due 08/15/2040 (i)	527,990	429,528

84	PIMCO BOND FUNDS	See Accompanying Notes

March 31, 2021

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
1.250% due 05/15/2050 (i)	$7,610	$5,745
1.375% due 11/15/2040 (i)	403,540	343,387
1.625% due 11/15/2050 (i)	44,000	36,678
1.875% due 02/15/2041 (i)	166,000	154,613
2.000% due 02/15/2050 (i)	689,220	630,542
2.250% due 08/15/2049 (i)	17,276	16,712
2.375% due 11/15/2049 (i)	875	870
2.500% due 02/15/2045 (i)	1,110	1,134
2.750% due 11/15/2042 (m)	1,000	1,072
2.875% due 08/15/2045 (i)	2,345	2,561
2.875% due 05/15/2049 (m)	405	445
3.000% due 08/15/2048 (i)	7,990	8,969
3.125% due 02/15/2043 (i)	1,910	2,174
3.750% due 11/15/2043 (i)	6,137	7,679
4.500% due 08/15/2039 (i)	2,000	2,710
4.750% due 02/15/2037 (i)	3,200	4,378
4.750% due 02/15/2041 (i)	2,480	3,493
6.250% due 05/15/2030 (m)	40	56

U.S. Treasury Notes
0.375% due 04/30/2025 (k)	5,400	5,333
0.625% due 05/15/2030 (i)	52,580	47,860
1.125% due 02/29/2028 (i)	2,170	2,132
1.125% due 02/15/2031 (i)	14,800	13,985
1.500% due 02/15/2030 (i)(k)(m)	15,520	15,333
1.625% due 02/15/2026 (i)	5,100	5,276
1.625% due 11/30/2026 (i)(k)(m)	2,540	2,613
1.875% due 06/30/2026 (i)(k)	7,000	7,317

U.S. Treasury STRIPS
0.000% due 05/15/2034 (a)(i)(k)	71,900	54,211
0.000% due 08/15/2034 (a)	32,970	24,676
0.000% due 05/15/2035 (a)(k)	32,500	23,780
0.000% due 11/15/2036 (a)(i)	37,600	26,291
0.000% due 08/15/2037 (a)(k)	8,900	6,068
0.000% due 08/15/2040 (d)(k)	5,930	3,803
0.000% due 05/15/2044 (d)(k)	15,400	8,770
0.000% due 08/15/2044 (d)	18,300	10,336
0.000% due 11/15/2044 (d)(k)	11,350	6,360

Total U.S. Treasury Obligations (Cost $2,519,110)		2,172,903

NON-AGENCY MORTGAGE-BACKED SECURITIES 6.1%

Adjustable Rate Mortgage Trust
3.165% due 10/25/2035 ~	1,027	960

American Home Mortgage Assets Trust
0.229% due 10/25/2046 •	110	102
1.179% due 11/25/2046 •	1,676	752

American Home Mortgage Investment Trust
2.201% due 02/25/2045 •	4	4

BAMLL Commercial Mortgage Securities Trust
1.156% due 04/15/2036 •	7,000	6,986
1.306% due 03/15/2034 •	2,400	2,403

Banc of America Funding Trust
2.731% due 02/20/2036 ~	258	258
3.128% due 05/25/2035 ~	6	6
3.376% due 01/20/2047 ^~	26	25

Banc of America Mortgage Trust
3.150% due 08/25/2035 ^~	597	600

Barclays Commercial Mortgage Securities Trust
4.197% due 08/10/2035	2,500	2,795
4.957% due 08/10/2035 ~	8,700	9,573

Bear Stearns Adjustable Rate Mortgage Trust
2.375% due 05/25/2034 ~	1	0
2.410% due 10/25/2035 •	38	39
2.781% due 11/25/2030 ~	38	37
2.876% due 02/25/2034 ~	5	5
3.121% due 11/25/2034 ~	19	19
3.466% due 05/25/2047 ^~	751	746

Bear Stearns ALT-A Trust
0.429% due 08/25/2036 ^•	3,501	3,282
3.033% due 09/25/2035 ^~	2,951	2,347
3.215% due 11/25/2036 ~	154	120
3.256% due 11/25/2036 ^~	1,595	1,095

BWAY Mortgage Trust
3.454% due 03/10/2033	7,280	7,806

Chase Mortgage Finance Trust
3.321% due 03/25/2037 ^~	253	255
5.500% due 11/25/2035	2,362	2,226

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

ChaseFlex Trust
0.389% due 05/25/2037 •	$5,262	$5,050

Citigroup Mortgage Loan Trust
0.179% due 01/25/2037 •	34	31
0.909% due 08/25/2035 ^•	162	151
2.530% due 10/25/2035 •	22	22
3.258% due 04/25/2066 ~	1,059	1,070

Citigroup Mortgage Loan Trust, Inc.
2.220% due 09/25/2035 •	60	63
2.290% due 09/25/2035 •	30	31

Commercial Mortgage Trust
3.140% due 10/10/2036	4,300	4,544
3.815% due 04/10/2033 ~	7,300	7,579

Countrywide Alternative Loan Trust
0.306% due 12/20/2046 ^•	671	586
0.431% due 12/20/2035 •	686	663
0.489% due 09/25/2046 ^•	767	743
0.529% due 05/25/2036 •	4,175	3,845
0.531% due 03/20/2046 •	162	138
0.669% due 02/25/2037 •	67	56
5.500% due 09/25/2035 ^	1,652	1,547
5.500% due 10/25/2035	3,443	2,736
5.500% due 11/25/2035	583	463
5.500% due 03/25/2036 ^	76	49
6.000% due 03/25/2036 ^	3,477	2,372
6.250% due 08/25/2037 ^	134	102

Countrywide Home Loan Mortgage Pass-Through Trust
0.569% due 05/25/2035 •	67	60
0.749% due 03/25/2035 •	172	158
2.109% due 02/20/2036 ^•	130	131
2.195% due 02/20/2036 ^•	50	44
2.675% due 02/20/2035 ~	7	7
2.769% due 11/25/2034 ~	58	58
2.770% due 11/20/2034 ~	11	12
2.912% due 04/20/2035 ~	3	3
3.024% due 08/25/2034 ^~	15	15
3.081% due 11/25/2037 ~	518	516
3.115% due 08/25/2034 ^~	11	11
5.250% due 05/25/2035	118	95

Countrywide Home Loan Reperforming REMIC Trust
0.529% due 07/25/2036 •	2,713	2,517

Credit Suisse First Boston Mortgage-Backed Pass-Through Certificates
2.595% due 07/25/2033 ~	9	9

Credit Suisse Mortgage Capital Certificates
0.300% due 11/27/2036 •	2,825	2,823

Credit Suisse Mortgage Capital Trust
3.007% due 10/27/2059 ~	2,783	2,810
3.023% due 08/25/2060 ~	1,512	1,539
3.048% due 12/26/2059 ~	745	750

DLJ Mortgage Acceptance Corp.
4.800% due 11/25/2023 ~	3	3

Downey Savings & Loan Association Mortgage Loan Trust
0.630% due 08/19/2045 •	76	74

First Horizon Mortgage Pass-Through Trust
3.146% due 12/25/2034 ~	2	2
3.263% due 08/25/2035 ~	12	10

GCAT LLC
2.981% due 09/25/2025 þ	2,883	2,917

GS Mortgage Securities Trust
3.602% due 10/10/2049 ~	5,225	5,139

GSMPS Mortgage Loan Trust
0.459% due 01/25/2036 •	500	418

GSR Mortgage Loan Trust
2.873% due 11/25/2035 ~	5	6
2.929% due 09/25/2035 ~	28	29

HarborView Mortgage Loan Trust
0.300% due 01/19/2038 •	1,913	1,838
0.315% due 12/19/2036 •	3,231	3,023
0.590% due 03/19/2036 ^•	12,144	12,069
2.726% due 07/19/2035 ^~	24	25

IndyMac Mortgage Loan Trust
0.509% due 06/25/2046 •	495	452
2.910% due 12/25/2034 ~	12	13
3.044% due 04/25/2037 ^~	185	170
3.121% due 04/25/2037 ~	119	114

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

JP Morgan Chase Commercial Mortgage Securities Trust
3.379% due 09/15/2050		$3,600	$3,806

JP Morgan Mortgage Trust
1.009% due 11/25/2049 •		1,779	1,794
1.009% due 12/25/2049 •		821	826
2.578% due 07/25/2035 ~		1,283	1,316
2.594% due 02/25/2035 ~		2	3
3.057% due 01/25/2037 ^~		25	24

Legacy Mortgage Asset Trust
3.000% due 06/25/2059 þ		1,808	1,821

Lehman XS Trust
0.289% due 12/25/2036 •		1,434	1,476

MASTR Adjustable Rate Mortgages Trust
0.319% due 04/25/2046 •		415	382
3.178% due 11/21/2034 ~		60	61

MASTR Alternative Loan Trust
5.500% due 01/25/2025		32	30

Mellon Residential Funding Corp. Mortgage Pass-Through Certificates
0.806% due 11/15/2031 •		27	27

Mellon Residential Funding Corp. Mortgage Pass-Through Trust
0.546% due 12/15/2030 •		37	37

Merrill Lynch Mortgage Investors Trust
0.529% due 02/25/2036 •		169	170
2.123% due 05/25/2033 ~		14	14
2.432% due 02/25/2034 ~		6	7
3.347% due 07/25/2034 ~		85	87
3.868% due 05/25/2033 ~		6	6

Morgan Stanley Mortgage Loan Trust
0.409% due 08/25/2036 •		3,350	1,388

New Residential Mortgage Loan Trust
2.750% due 11/25/2059 ~		6,570	6,858
4.500% due 05/25/2058 ~		3,083	3,345

Nomura Asset Acceptance Corp. Alternative Loan Trust
6.159% due 05/25/2036 ~		14,411	4,662

Prime Mortgage Trust
0.509% due 02/25/2034 •		2	2

Residential Accredit Loans, Inc. Trust
0.529% due 04/25/2046 •		195	79
6.000% due 06/25/2036 ^		7,042	6,640
6.000% due 08/25/2036 ^		946	924
6.500% due 08/25/2036		1,779	1,774

Residential Asset Securitization Trust
0.509% due 01/25/2046 ^•		208	72
0.559% due 04/25/2035 ^•		55	34

Structured Adjustable Rate Mortgage Loan Trust
0.429% due 10/25/2035 •		45	44
0.549% due 05/25/2037 •		137	134
1.659% due 01/25/2035 ^•		52	49
2.372% due 12/25/2034 ~		78	78
2.972% due 08/25/2035 ~		18	18

Structured Asset Mortgage Investments Trust
0.529% due 04/25/2036 •		460	436
0.549% due 05/25/2036 •		154	149
0.610% due 07/19/2035 •		25	24
0.669% due 02/25/2036 ^•		379	364
0.729% due 12/25/2035 ^•		5	5
0.770% due 10/19/2034 •		17	16

Structured Asset Securities Corp.
2.365% due 12/25/2033 ~		11	11

TBW Mortgage-Backed Trust
6.000% due 07/25/2036		5,763	3,879

Towd Point Mortgage Funding PLC
1.058% due 10/20/2051 •	GBP	16,666	23,124

WaMu Mortgage Pass-Through Certificates Trust
0.479% due 05/25/2034 •		$455	401
0.649% due 12/25/2045 •		42	43
0.689% due 10/25/2045 •		574	574
0.729% due 01/25/2045 •		30	30
0.959% due 02/25/2047 ^•		418	400
0.959% due 03/25/2047 ^•		239	229
0.989% due 01/25/2047 •		1	1
1.019% due 04/25/2047 •		999	961
1.259% due 08/25/2046 •		1,091	1,055

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2021	85

Schedule of Investments	PIMCO Long Duration Total Return Fund	(Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
1.659% due 08/25/2042 •		$1	$1
1.957% due 08/25/2046 •		7,746	7,592
1.957% due 09/25/2046 •		16	17
1.957% due 10/25/2046 •		4	4
1.957% due 11/25/2046 •		53	52
1.960% due 05/25/2046 •		33	33
2.408% due 03/25/2034 ~		92	94
2.736% due 12/25/2036 ^~		222	219
3.006% due 02/25/2037 ^~		267	267
3.325% due 07/25/2037 ^~		25	25

Washington Mutual Mortgage Pass-Through Certificates Trust
1.229% due 05/25/2046 ^•		408	355

Worldwide Plaza Trust
3.526% due 11/10/2036		3,300	3,561

Total Non-Agency Mortgage-Backed Securities (Cost $186,932)			194,052

ASSET-BACKED SECURITIES 5.1%

ACE Securities Corp. Home Equity Loan Trust
1.084% due 05/25/2034 •		1,126	1,129

Asset-Backed Securities Corp. Home Equity Loan Trust
1.954% due 05/25/2035 •		4,818	4,903

Bear Stearns Asset-Backed Securities Trust
3.086% due 07/25/2036 ~		52	53
3.231% due 10/25/2036 ~		18	18

Catamaran CLO Ltd.
1.313% due 01/18/2029 •		1,300	1,301

CIT Mortgage Loan Trust
1.609% due 10/25/2037 •		500	510

Citigroup Mortgage Loan Trust
0.169% due 07/25/2045 •		9	7

Citigroup Mortgage Loan Trust, Inc.
0.459% due 03/25/2037 •		764	709

Countrywide Asset-Backed Certificates
0.249% due 06/25/2047 ^•		1,032	983
0.349% due 04/25/2037 •		580	532
0.369% due 12/25/2036 ^•		9,129	8,824
1.009% due 02/25/2036 •		800	799

Countrywide Asset-Backed Certificates Trust
1.984% due 07/25/2035 •		100	99

Credit-Based Asset Servicing & Securitization LLC
0.238% due 07/25/2037 •		20	16
1.009% due 07/25/2035 •		472	472
3.784% due 04/25/2037 þ		433	438

Credit-Based Asset Servicing & Securitization Trust
0.179% due 01/25/2037 ^•		29	12

Crown Point CLO Ltd.
1.163% due 07/17/2028 •		2,435	2,435

Dryden Senior Loan Fund
1.141% due 10/15/2027 •		2,589	2,590

ECMC Group Student Loan Trust
0.859% due 02/27/2068 •		1,475	1,480

Encore Credit Receivables Trust
0.769% due 07/25/2035 •		3,328	3,340

First Franklin Mortgage Loan Trust
0.228% due 12/25/2037 •		2,158	2,086
0.814% due 11/25/2036 •		9,400	9,240
1.159% due 09/25/2033 •		6,330	6,336

First NLC Trust
0.179% due 08/25/2037 •		17	11

Fremont Home Loan Trust
1.174% due 06/25/2035 •		5,100	5,072

Gallatin CLO Ltd.
1.274% due 01/21/2028 •		5,083	5,089

Gateway Casinos & Entertainment Ltd.
5.000% due 03/12/2038 «	CAD	4,078	2,843

GE-WMC Mortgage Securities Trust
0.189% due 08/25/2036 •		1	1

GoldentTree Loan Management U.S. CLO Ltd.
1.174% due 04/20/2029 •		1,300	1,300

GSAMP Trust
0.179% due 12/25/2036 •		6	4
0.239% due 12/25/2046 •		1,594	1,072
0.249% due 11/25/2036 •		22,446	13,894
0.249% due 12/25/2036 •		1,907	1,237

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.259% due 08/25/2036 •	$2,015	$1,988
0.309% due 11/25/2036 •	227	142
0.309% due 01/25/2047 •	6,909	4,568
0.379% due 03/25/2047 •	1,163	1,100
0.429% due 04/25/2036 •	265	212
0.859% due 05/25/2036 •	219	219

Horizon Aircraft Finance Ltd.
4.458% due 12/15/2038	2,271	2,302

JP Morgan Mortgage Acquisition Corp.
0.829% due 12/25/2035 •	400	398

JP Morgan Mortgage Acquisition Trust
0.379% due 07/25/2036 •	2,081	1,808

Legacy Mortgage Asset Trust
3.438% due 05/25/2059 þ	909	913

Lehman ABS Mortgage Loan Trust
0.199% due 06/25/2037 •	15	12

Long Beach Mortgage Loan Trust
0.264% due 08/25/2036 •	9,155	5,904
0.669% due 10/25/2034 •	5	5

MASTR Asset-Backed Securities Trust
0.329% due 11/25/2036 •	3,303	2,486
0.934% due 10/25/2034 •	3,986	3,947

MASTR Specialized Loan Trust
0.629% due 02/25/2036 •	3,738	3,633

MESA Trust
0.909% due 12/25/2031 •	15	15

Morgan Stanley ABS Capital, Inc. Trust
0.329% due 10/25/2036 •	3,178	1,887
0.439% due 02/25/2037 •	5,209	3,345

Mountain View CLO Ltd.
1.731% due 04/15/2029 •	600	601

Nassau Ltd.
2.374% due 07/20/2029 •	4,500	4,518

New Century Home Equity Loan Trust
0.849% due 08/25/2034 •	12	12
1.189% due 01/25/2034 •	191	187
4.713% due 08/25/2035 þ	47	48

NovaStar Mortgage Funding Trust
0.279% due 01/25/2037 •	7,118	3,182

OneMain Direct Auto Receivables Trust
3.430% due 12/16/2024	739	744

Option One Mortgage Loan Trust
0.349% due 04/25/2037 •	3,710	2,401
0.844% due 05/25/2035 •	1,000	987

Palmer Square CLO Ltd.
1.044% due 08/15/2026 •	1,265	1,265

Residential Asset Securities Corp. Trust
0.329% due 02/25/2037 •	2,100	2,003

SBA Tower Trust
3.869% due 10/15/2049 þ	3,250	3,448

Securitized Asset-Backed Receivables LLC Trust
0.239% due 05/25/2037 ^•	46	39

SLM Student Loan Trust
1.718% due 04/25/2023 •	3,451	3,481

Sound Point CLO Ltd.
1.161% due 01/23/2029 •	850	850

Soundview Home Loan Trust
0.189% due 06/25/2037 •	11	9
0.219% due 01/25/2037 •	4,459	3,866
0.279% due 07/25/2037 •	431	401

Structured Asset Investment Loan Trust
1.834% due 11/25/2034 •	2,253	2,273

Structured Asset Securities Corp. Mortgage Loan Trust
0.429% due 10/25/2036 •	5,495	5,277
1.209% due 10/25/2037 •	5,949	3,738

Towd Point Mortgage Trust
1.109% due 05/25/2058 •	1,440	1,453

Venture CLO Ltd.
1.324% due 01/20/2029 •	1,600	1,601

Wells Fargo Home Equity Asset-Backed Securities Trust
0.339% due 04/25/2037 •	1,331	1,302
0.379% due 07/25/2036 •	1,802	1,794

Zais CLO Ltd.
1.391% due 04/15/2028 •	3,528	3,532

Total Asset-Backed Securities (Cost $159,635)		162,731

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SOVEREIGN ISSUES 3.8%

Airport Authority
1.625% due 02/04/2031		$5,000	$4,666
2.625% due 02/04/2051		1,200	1,118

Argentina Government International Bond
0.125% due 07/09/2030 þ		1,644	551
0.125% due 07/09/2035 þ		7,625	2,274
1.000% due 07/09/2029		386	139

Colombia Government International Bond
7.375% due 09/18/2037		720	954

Dominican Republic International Bond
4.875% due 09/23/2032		800	818

Indonesia Government International Bond
1.400% due 10/30/2031	EUR	3,300	3,898
4.750% due 07/18/2047		$6,800	7,688

Israel Government International Bond
3.250% due 01/17/2028		3,800	4,199
3.375% due 01/15/2050		8,800	8,910

Mexico Government International Bond
3.771% due 05/24/2061		10,469	9,290
5.750% due 10/12/2110		10,400	11,584

Peru Government International Bond
5.400% due 08/12/2034	PEN	600	156
5.940% due 02/12/2029		17,450	5,293
6.150% due 08/12/2032		9,500	2,753
6.350% due 08/12/2028		3,000	936
6.950% due 08/12/2031		15,000	4,647
8.200% due 08/12/2026		27,100	9,468

Perusahaan Penerbit SBSN Indonesia
4.450% due 02/20/2029		$5,500	6,217

Qatar Government International Bond
3.875% due 04/23/2023		3,500	3,735

Romania Government International Bond
2.625% due 12/02/2040	EUR	1,290	1,501

Saudi Government International Bond
3.750% due 01/21/2055		$8,100	7,959
4.500% due 04/22/2060		1,300	1,454

South Africa Government International Bond
8.250% due 03/31/2032	ZAR	17,600	1,033

Spain Government International Bond
5.150% due 10/31/2044	EUR	8,800	19,099

Total Sovereign Issues (Cost $118,254)			120,340

		SHARES
PREFERRED SECURITIES 1.6%

BANKING & FINANCE 0.5%

Brighthouse Holdings LLC
6.500% due 07/27/2037 þ(f)		1,100,000	1,026

Capital Farm Credit ACA
5.000% due 03/15/2026 •(f)		2,700,000	2,768

Charles Schwab Corp.
4.000% due 06/01/2026 •(f)		1,300,000	1,322

Citigroup, Inc.
3.875% due 02/18/2026 •(f)		1,000,000	998
4.000% due 12/10/2025 •(f)		850,000	860

Goldman Sachs Group, Inc.
4.950% due 02/10/2025 •(f)		900,000	954

JPMorgan Chase & Co.
6.100% due 10/01/2024 •(f)		2,000,000	2,158

Northern Trust Corp.
4.600% due 10/01/2026 •(f)		4,900,000	5,194

			15,280

INDUSTRIALS 0.1%

General Electric Co.
3.514% (US0003M + 3.330%) due 06/15/2021 ~(f)		2,000,000	1,893

UTILITIES 1.0%

AT&T Mobility LLC
7.000% due 10/20/2022 «(f)(h)		1,128,057	30,074

86	PIMCO BOND FUNDS	See Accompanying Notes

March 31, 2021

	SHARES	MARKET VALUE (000S)

CenterPoint Energy, Inc.
6.125% due 09/01/2023 •(f)	3,616,000	$3,789

		33,863

Total Preferred Securities (Cost $50,475)		51,036

	PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 0.0%

U.S. TREASURY CASH MANAGEMENT BILLS 0.0%
0.046% due 07/06/2021 (d)(e)(m)	$331	331

Total Short-Term Instruments (Cost $331)		331

Total Investments in Securities (Cost $5,214,506)		5,063,063

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 2.2%

SHORT-TERM INSTRUMENTS 2.2%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 2.2%

PIMCO Short Asset Portfolio	6,173,466	$61,944

PIMCO Short-Term Floating NAV Portfolio III	742,566	7,322

Total Short-Term Instruments (Cost $69,127)		69,266

Total Investments in Affiliates (Cost $69,127)		69,266

MARKET VALUE (000S)
Total Investments 161.6% (Cost $5,283,633)	$5,132,329

Financial Derivative Instruments (j)(l) 0.1% (Cost or Premiums, net $(12,774))	2,451

Other Assets and Liabilities, net (61.7)%	(1,959,080)

Net Assets 100.0%	$3,175,700

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
«	Security valued using significant unobservable inputs (Level 3).
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
(a)	Security is an Interest Only (“IO”) or IO Strip.
(b)	When-issued security.
(c)	Security is not accruing income as of the date of this report.
(d)	Zero coupon security.
(e)	Coupon represents a yield to maturity.
(f)	Perpetual maturity; date shown, if applicable, represents next contractual call date.
(g)	Contingent convertible security.

(h)  RESTRICTED SECURITIES:

Issuer Description	Coupon	Maturity Date	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
AT&T Mobility LLC	7.000%	10/20/2022	09/24/2020	$ 30,280	$30,074	0.95%
Deutsche Bank AG	2.129	11/24/2026	11/17/2020	3,300	3,310	0.10
Deutsche Bank AG	3.729	01/14/2032	01/27/2021 - 02/01/2021	1,105	1,068	0.03
Morgan Stanley	7.500	04/02/2032	05/06/2020	3,142	2,960	0.09
Oracle Corp.	1.650	03/25/2026	03/22/2021	2,739	2,763	0.09
Oracle Corp.	2.300	03/25/2028	03/22/2021	7,581	7,699	0.24
Oracle Corp.	2.875	03/25/2031	03/22/2021	6,420	6,551	0.21
Oracle Corp.	3.650	03/25/2041	03/22/2021	1,887	1,925	0.06
Oracle Corp.	3.950	03/25/2051	03/22/2021	5,091	5,267	0.17
Oracle Corp.	4.100	03/25/2061	03/22/2021	3,263	3,391	0.11

				$ 64,808	$65,008	2.05%

BORROWINGS AND OTHER FINANCING TRANSACTIONS

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate(1)	Settlement Date	Maturity Date	Amount Borrowed(1)	Payable for Reverse Repurchase Agreements
BOS	(0.300)%	03/31/2021	04/05/2021	$(14,042)	$(14,041)
	(0.010)	03/18/2021	04/01/2021	(23,124)	(23,124)
	0.100	03/09/2021	04/08/2021	(67,632)	(67,636)
BSN	0.080	03/16/2021	04/16/2021	(186,064)	(186,070)

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2021	87

Schedule of Investments	PIMCO Long Duration Total Return Fund	(Cont.)

Counterparty	Borrowing Rate(1)	Settlement Date	Maturity Date	Amount Borrowed(1)	Payable for Reverse Repurchase Agreements
GRE	0.007%	03/29/2021	04/05/2021	$(3,977)	$(3,978)
IND	0.060	03/24/2021	04/07/2021	(449,065)	(449,071)
	0.090	03/02/2021	04/05/2021	(2,675)	(2,676)
	0.090	03/09/2021	04/08/2021	(14,824)	(14,825)
	0.100	02/11/2021	04/12/2021	(82,799)	(82,810)
JPS	(0.150)	03/29/2021	04/01/2021	(110,084)	(110,083)
	0.020	03/04/2021	04/05/2021	(13,746)	(13,746)
	0.025	02/19/2021	04/15/2021	(1,918)	(1,918)
	0.120	02/02/2021	04/05/2021	(12,478)	(12,481)
	0.130	02/03/2021	04/05/2021	(3,194)	(3,194)
NOM	0.080	03/18/2021	04/19/2021	(48,374)	(48,375)
STR	0.050	03/31/2021	04/01/2021	(616,783)	(616,783)
	0.050	04/01/2021	04/05/2021	(610,115)	(610,115)

Total Reverse Repurchase Agreements					$(2,260,926)

SALE-BUYBACK TRANSACTIONS:

Counterparty	Borrowing Rate(1)	Borrowing Date	Maturity Date	Amount Borrowed(1)	Payable for Sale-Buyback Transactions(2)
GSC	(0.070)%	03/29/2021	04/01/2021	$(1,506)	$(1,506)
	(0.050)	03/25/2021	04/01/2021	(474)	(474)
UBS	0.070	03/26/2021	04/26/2021	(160,885)	(160,887)
	0.080	03/11/2021	04/12/2021	(168,596)	(168,604)

Total Sale-Buyback Transactions					$(331,471)

SHORT SALES:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales
U.S. Government Agencies (0.9)%
Uniform Mortgage-Backed Security, TBA	2.000%	05/01/2051	$10,600	$(10,672)	$(10,561)
Uniform Mortgage-Backed Security, TBA	2.500	05/01/2051	18,500	(18,914)	(18,946)

Total Short Sales (0.9)%				$(29,586)	$(29,507)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of March 31, 2021:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions(2)	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(3)
Global/Master Repurchase Agreement
BOS	$0	$(104,801)	$0	$(104,801)	$104,472	$(329)
BSN	0	(186,070)	0	(186,070)	185,040	(1,030)
GRE	0	(3,978)	0	(3,978)	3,934	(44)
IND	0	(549,382)	0	(549,382)	545,879	(3,503)
JPS	0	(141,422)	0	(141,422)	141,100	(322)
NOM	0	(48,375)	0	(48,375)	48,159	(216)
STR	0	(1,226,898)	0	(1,226,898)	622,473	(604,425)

Master Securities Forward Transaction Agreement
GSC	0	0	(1,980)	(1,980)	1,964	(16)
UBS	0	0	(329,491)	(329,491)	330,826	1,335

Total Borrowings and Other Financing Transactions	$0	$(2,260,926)	$(331,471)

88	PIMCO BOND FUNDS	See Accompanying Notes

March 31, 2021

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
Corporate Bonds & Notes	$0	$(1,918)	$0	$0	$(1,918)
U.S. Treasury Obligations	(749,989)	(898,904)	0	0	(1,648,893)

Total	$(749,989)	$(900,822)	$0	$0	$(1,650,811)

Sale-Buyback Transactions
U.S. Treasury Obligations	(1,980)	(329,491)	0	0	(331,471)

Total	$(1,980)	$(329,491)	$0	$0	$(331,471)

Total Borrowings	$(751,969)	$(1,230,313)	$0	$0	$(1,982,282)

Payable for reverse repurchase agreements and sale-buyback financing transactions(4)					$(1,982,282)

(i)	Securities with an aggregate market value of $1,983,518 and cash of $329 have been pledged as collateral under the terms of the above master agreements as of March 31, 2021.

(1)

The average amount of borrowings outstanding during the period ended March 31, 2021 was $(2,452,145) at a weighted average interest rate of 0.126%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(2)	Payable for sale-buyback transactions includes $12 of deferred price drop.
(3)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(4)	Unsettled reverse repurchase agreements liability of $(610,115) is outstanding at period end.

(j)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
Euro-BTP Italy Government Bond June Futures	06/2021	177	$	30,992	$(8)	$58	$(98)

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
U.S. Treasury 2-Year Note June Futures	06/2021	1,874	$	(413,642)	$391	$66	$0
U.S. Treasury 5-Year Note June Futures	06/2021	1,435		(177,077)	2,202	163	0
U.S. Treasury 10-Year Note June Futures	06/2021	306		(40,067)	980	45	0
U.S. Treasury 10-Year Ultra Long-Term Bond June Futures	06/2021	681		(97,851)	3,185	112	0
U.S. Treasury 30-Year Bond June Futures	06/2021	4,121		(637,081)	29,949	708	0
U.S. Treasury Ultra Long-Term Bond June Futures	06/2021	1,227		(222,355)	9,706	441	0
United Kingdom Long Gilt June Futures	06/2021	535		(94,104)	798	383	(7)

					$47,211	$1,918	$(7)

Total Futures Contracts					$47,203	$1,976	$(105)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - BUY PROTECTION(1)

Reference Entity	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2021(3)	Notional Amount(4)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
										Asset	Liability
Koninklijke KPN N.V.	(1.000)%	Quarterly	12/20/2023	0.406%	EUR	1,400	$5	$(32)	$(27)	$0	$(1)

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2021	89

Schedule of Investments	PIMCO Long Duration Total Return Fund	(Cont.)

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(2)

Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2021(3)	Notional Amount(4)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
										Asset	Liability
AES Corp.	5.000%	Quarterly	12/20/2025	0.669%	$	800	$154	$8	$162	$2	$0
Boeing Co.	1.000	Quarterly	12/20/2021	0.393		400	1	1	2	0	0
Boeing Co.	1.000	Quarterly	12/20/2022	0.607		1,200	0	9	9	0	0
Ford Motor Credit Co. LLC	5.000	Quarterly	12/20/2023	1.684		200	26	(8)	18	0	0
General Electric Co.	1.000	Quarterly	06/20/2026	0.855		2,500	9	10	19	3	0
Hess Corp.	1.000	Quarterly	06/20/2026	1.371		800	(19)	4	(15)	3	0
Lennar Corp.	5.000	Quarterly	12/20/2025	0.792		200	38	1	39	0	0

							$209	$25	$234	$8	$0

CREDIT DEFAULT SWAPS ON CREDIT INDICES - BUY PROTECTION(1)

Index/Tranches	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Notional Amount(4)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
									Asset	Liability
CDX.EM-32 5-Year Index	(1.000)%	Quarterly	12/20/2024	$	465	$18	$(12)	$6	$0	$0
CDX.HY-35 5-Year Index	(5.000)	Quarterly	12/20/2025		17,100	(1,335)	(240)	(1,575)	0	(65)
CDX.IG-27 5-Year Index	(1.000)	Quarterly	12/20/2021		130,600	(2,918)	2,134	(784)	0	(13)
CDX.IG-28 5-Year Index	(1.000)	Quarterly	06/20/2022		171,000	(3,621)	2,056	(1,565)	0	(31)
CDX.IG-31 5-Year Index	(1.000)	Quarterly	12/20/2023		60,000	(185)	(836)	(1,021)	0	(21)
iTraxx Europe Main 29 5-Year Index	(1.000)	Quarterly	06/20/2023	EUR	23,900	(627)	133	(494)	0	(10)

						$(8,668)	$3,235	$(5,433)	$0	$(140)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(2)

Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(4)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
									Asset	Liability
CDX.IG-35 5-Year Index	1.000%	Quarterly	12/20/2025	$	6,300	$149	$3	$152	$8	$0
CDX.IG-36 5-Year Index	1.000	Quarterly	06/20/2026		4,800	106	8	114	6	0

						$255	$11	$266	$14	$0

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Pay	3-Month CAD-Bank Bill	1.220%	Semi-Annual	03/03/2025	CAD	2,300	$0	$3	$3	$0	$(1)
Pay	3-Month CAD-Bank Bill	1.275	Semi-Annual	03/03/2025		1,700	0	5	5	0	(1)
Pay	3-Month CAD-Bank Bill	1.290	Semi-Annual	03/03/2025		600	0	2	2	0	0
Pay	3-Month CAD-Bank Bill	1.235	Semi-Annual	03/04/2025		24,300	30	11	41	0	(7)
Pay	3-Month CAD-Bank Bill	1.900	Semi-Annual	12/18/2029		1,200	51	(51)	0	0	(2)
Pay	3-Month USD-LIBOR	2.450	Semi-Annual	05/13/2022	$	174,800	526	5,438	5,964	3	0
Receive	3-Month USD-LIBOR	3.000	Semi-Annual	02/04/2023		250,700	(276)	(13,482)	(13,758)	34	0
Receive	3-Month USD-LIBOR	1.250	Semi-Annual	06/17/2025		38,600	(152)	(642)	(794)	26	0
Receive	3-Month USD-LIBOR	1.620	Semi-Annual	02/25/2030		44,900	(94)	294	200	54	0
Receive	3-Month USD-LIBOR	0.958	Semi-Annual	03/31/2030		52,500	(147)	3,479	3,332	63	0
Receive	3-Month USD-LIBOR	2.510	Semi-Annual	05/13/2030		9,100	(107)	(612)	(719)	11	0
Pay	3-Month USD-LIBOR	1.000	Semi-Annual	12/16/2030		209,500	(2,375)	(11,794)	(14,169)	0	(281)
Receive(6)	3-Month USD-LIBOR	1.250	Semi-Annual	06/09/2041		155,160	2,887	21,198	24,085	440	0
Receive	3-Month USD-LIBOR	1.500	Semi-Annual	06/17/2050		139,800	15,195	6,863	22,058	477	0
Pay	3-Month USD-LIBOR	1.250	Semi-Annual	12/16/2050		83,400	(6,869)	(11,308)	(18,177)	0	(297)
Pay	3-Month USD-LIBOR	1.000	Semi-Annual	03/17/2051		115,120	(12,245)	(19,287)	(31,532)	0	(299)
Pay	28-Day MXN-TIIE	7.199	Lunar	12/03/2021	MXN	29,700	0	28	28	0	0

							$(3,576)	$(19,855)	$(23,431)	$1,108	$(888)

Total Swap Agreements							$(11,775)	$(16,616)	$(28,391)	$1,130	$(1,029)

90	PIMCO BOND FUNDS	See Accompanying Notes

March 31, 2021

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of March 31, 2021:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$1,976	$1,130	$3,106	$0	$(105)	$(1,029)	$(1,134)

(k)

Securities with an aggregate market value of $48,486 and cash of $5,951 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2021. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(1)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(6)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.

(l)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BOA	04/2021	BRL	17,760		$3,210	$55	$0
	04/2021		$3,117	BRL	17,760	38	0
	04/2021		36,369	EUR	30,964	0	(57)
	04/2021		438	RUB	33,529	4	0
	05/2021	EUR	30,964		$36,390	57	0
	05/2021		$3,206	BRL	17,760	0	(56)
	06/2021		254	RUB	19,206	0	(3)
	06/2021	ZAR	5,452		$360	0	(6)

CBK	04/2021		$2,738	CAD	3,451	8	0
	05/2021	CAD	3,451		$2,738	0	(8)
	05/2021	GBP	16,600		23,152	264	0
	05/2021		$1,148	RUB	85,951	0	(17)
	06/2021	PEN	53,208		$14,748	540	0
	06/2021		$1,188	RUB	88,587	0	(27)
	12/2021		192	PEN	704	0	(4)

GLM	04/2021	BRL	17,760		$3,117	0	(38)
	04/2021		$3,066	BRL	17,760	89	0
	04/2021		1,373	RUB	103,545	2	(8)

HUS	04/2021	CAD	3,451		$2,725	0	(21)
	04/2021	EUR	30,964		37,076	764	0
	04/2021	PEN	31,514		8,578	160	0
	05/2021	JPY	3,726,800		34,288	615	0
	05/2021	MXN	123,296		5,962	0	(52)
	05/2021		$5,953	MXN	123,296	61	0
	05/2021		1,163	RUB	87,102	0	(17)
	06/2021		288		21,452	0	(7)
	09/2021		3,482	MXN	73,225	41	0
	10/2021		5,857		123,296	53	0

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2021	91

Schedule of Investments	PIMCO Long Duration Total Return Fund	(Cont.)

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
JPM	06/2021	ZAR	8,900		$582	$0	$(15)

MYI	05/2021	GBP	8,978		12,358	0	(21)

SCX	04/2021		$8,326	EUR	6,854	0	(289)
	05/2021		8,060		6,854	0	(18)
	06/2021	IDR	1,568,590		$108	1	0

UAG	04/2021		$472	RUB	35,979	3	0
	05/2021	GBP	282		$394	5	0
	05/2021		$35,150	JPY	3,725,729	0	(1,487)
	06/2021		586	RUB	43,808	0	(12)

Total Forward Foreign Currency Contracts						$2,760	$(2,163)

WRITTEN OPTIONS:

CREDIT DEFAULT SWAPTIONS ON CREDIT INDICES

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
BOA	Put - OTC CDX.IG-35 5-Year Index	Sell	1.050%	05/19/2021	4,100	$(4)	$0
	Put - OTC CDX.IG-35 5-Year Index	Sell	0.800	06/16/2021	16,800	(17)	(6)
	Put - OTC CDX.IG-35 5-Year Index	Sell	0.900	06/16/2021	9,300	(10)	(2)

BPS	Put - OTC CDX.HY-35 5-Year Index	Sell	100.000	07/21/2021	3,100	(19)	(12)
	Put - OTC CDX.IG-35 5-Year Index	Sell	0.800	04/21/2021	16,500	(15)	(1)
	Put - OTC CDX.IG-35 5-Year Index	Sell	0.850	04/21/2021	8,500	(8)	(1)

CBK	Put - OTC CDX.HY-35 5-Year Index	Sell	100.000	04/21/2021	4,300	(19)	(1)

DUB	Put - OTC CDX.IG-35 5-Year Index	Sell	0.900	06/16/2021	4,200	(4)	(1)

FBF	Put - OTC CDX.HY-35 5-Year Index	Sell	100.000	06/16/2021	3,100	(12)	(7)

GST	Call - OTC CDX.IG-35 5-Year Index	Buy	0.450	04/21/2021	17,300	(9)	(2)
	Put - OTC CDX.IG-35 5-Year Index	Sell	0.800	04/21/2021	8,200	(9)	(1)
	Put - OTC CDX.IG-35 5-Year Index	Sell	0.850	04/21/2021	17,300	(16)	(1)
	Put - OTC CDX.IG-35 5-Year Index	Sell	0.900	05/19/2021	16,500	(17)	(2)
	Put - OTC CDX.IG-35 5-Year Index	Sell	0.950	05/19/2021	17,000	(21)	(2)
	Put - OTC CDX.IG-35 5-Year Index	Sell	1.050	05/19/2021	8,200	(7)	(1)

JPM	Put - OTC CDX.IG-35 5-Year Index	Sell	0.750	05/19/2021	14,900	(14)	(3)
	Put - OTC CDX.IG-35 5-Year Index	Sell	0.900	05/19/2021	16,500	(18)	(2)

						$(219)	$(45)

OPTIONS ON SECURITIES

Counterparty	Description	Strike Price	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
GSC	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 04/01/2051	$102.250	04/07/2021	1,000	$(4)	$(25)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 06/01/2051	101.172	06/07/2021	5,000	(30)	(29)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 06/01/2051	101.512	06/07/2021	2,000	(11)	(13)

JPM	Put - OTC Fannie Mae, TBA 3.000% due 06/01/2051	104.047	06/07/2021	1,000	(4)	(4)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 04/01/2051	101.484	04/07/2021	1,000	(2)	(17)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 05/01/2051	99.391	05/06/2021	1,000	(6)	(7)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 05/01/2051	101.391	05/06/2021	1,000	(4)	(1)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 05/01/2051	101.789	05/06/2021	2,000	(9)	(9)
	Put - OTC Uniform Mortgage-Backed Security, TBA 3.000% due 05/01/2051	103.984	05/06/2021	1,000	(3)	(2)

SAL	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 04/01/2051	102.000	04/07/2021	1,000	(3)	(22)

					$(76)	$(129)

Total Written Options					$(295)	$(174)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE AND SOVEREIGN ISSUES - SELL PROTECTION(2)

Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2021(3)	Notional Amount(4)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(5)
										Asset	Liability
BOA	Brazil Government International Bond	1.000%	Quarterly	12/20/2021	0.755%	$	200	$(18)	$19	$1	$0

BRC	Brazil Government International Bond	1.000	Quarterly	12/20/2021	0.755		400	(34)	35	1	0

DUB	Telstra Corp. Ltd.	1.000	Quarterly	06/20/2021	0.100		2,300	32	(27)	5	0

GST	Russia Government International Bond	1.000	Quarterly	12/20/2021	0.427		6,800	(195)	225	30	0

JPM	Brazil Government International Bond	1.000	Quarterly	12/20/2021	0.755		500	(42)	43	1	0

UAG	Brazil Government International Bond	1.000	Quarterly	12/20/2021	0.755		8,630	(447)	465	18	0

Total Swap Agreements								$(704)	$760	$56	$0

92	PIMCO BOND FUNDS	See Accompanying Notes

March 31, 2021

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of March 31, 2021:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(6)
BOA	$154	$0	$1	$155	$(122)	$(8)	$0	$(130)	$25	$0	$25
BPS	0	0	0	0	0	(14)	0	(14)	(14)	0	(14)
BRC	0	0	1	1	0	0	0	0	1	0	1
CBK	812	0	0	812	(56)	(1)	0	(57)	755	(940)	(185)
DUB	0	0	5	5	0	(1)	0	(1)	4	(10)	(6)
FBF	0	0	0	0	0	(7)	0	(7)	(7)	0	(7)
GLM	91	0	0	91	(46)	0	0	(46)	45	0	45
GSC	0	0	0	0	0	(67)	0	(67)	(67)	0	(67)
GST	0	0	30	30	0	(9)	0	(9)	21	0	21
HUS	1,694	0	0	1,694	(97)	0	0	(97)	1,597	(1,510)	87
JPM	0	0	1	1	(15)	(45)	0	(60)	(59)	0	(59)
MYI	0	0	0	0	(21)	0	0	(21)	(21)	0	(21)
SAL	0	0	0	0	0	(22)	0	(22)	(22)	0	(22)
SCX	1	0	0	1	(307)	0	0	(307)	(306)	269	(37)
UAG	8	0	18	26	(1,499)	0	0	(1,499)	(1,473)	1,172	(301)

Total Over the Counter	$2,760	$0	$56	$2,816	$(2,163)	$(174)	$0	$(2,337)

(m)

Securities with an aggregate market value of $1,441 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of March 31, 2021.

(1)	Notional Amount represents the number of contracts.
(2)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(6)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2021:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$1,976	$1,976
Swap Agreements	0	22	0	0	1,108	1,130

	$0	$22	$0	$0	$3,084	$3,106

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$2,760	$0	$2,760
Swap Agreements	0	56	0	0	0	56

	$0	$56	$0	$2,760	$0	$2,816

	$0	$78	$0	$2,760	$3,084	$5,922

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2021	93

Schedule of Investments	PIMCO Long Duration Total Return Fund	(Cont.)

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$105	$105
Swap Agreements	0	141	0	0	888	1,029

	$0	$141	$0	$0	$993	$1,134

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$2,163	$0	$2,163
Written Options	0	45	0	0	129	174

	$0	$45	$0	$2,163	$129	$2,337

	$0	$186	$0	$2,163	$1,122	$3,471

The effect of Financial Derivative Instruments on the Statements of Operations for the year ended March 31, 2021:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$(584)	$(584)
Written Options	0	0	0	0	181	181
Futures	0	0	0	0	41,057	41,057
Swap Agreements	0	(4,096)	0	0	(14,868)	(18,964)

	$0	$(4,096)	$0	$0	$25,786	$21,690

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(670)	$0	$(670)
Purchased Options	0	0	0	0	(24)	(24)
Written Options	0	639	0	0	2,307	2,946
Swap Agreements	0	(4,262)	0	0	45	(4,217)

	$0	$(3,623)	$0	$(670)	$2,328	$(1,965)

	$0	$(7,719)	$0	$(670)	$28,114	$19,725

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$261	$261
Written Options	0	0	0	0	1,444	1,444
Futures	0	0	0	0	130,271	130,271
Swap Agreements	0	(3,927)	0	0	48,148	44,221

	$0	$(3,927)	$0	$0	$180,124	$176,197

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$448	$0	$448
Purchased Options	0	0	0	0	(6,635)	(6,635)
Written Options	0	345	0	0	5,368	5,713
Swap Agreements	0	5,009	0	0	0	5,009

	$0	$5,354	$0	$448	$(1,267)	$4,535

	$0	$1,427	$0	$448	$178,857	$180,732

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2021 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2021
Investments in Securities, at Value
Loan Participations and Assignments	$0	$8,733	$0	$8,733
Corporate Bonds & Notes
Banking & Finance	0	676,014	0	676,014
Industrials	0	1,010,611	0	1,010,611
Utilities	0	375,245	0	375,245
Municipal Bonds & Notes
California	0	7,552	0	7,552
Colorado	0	1,529	0	1,529
Georgia	0	7,506	0	7,506

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2021
Illinois	$0	$10,525	$0	$10,525
Kansas	0	3,240	0	3,240
Maryland	0	4,880	0	4,880
Mississippi	0	4,420	0	4,420
New Jersey	0	1,559	0	1,559
New Mexico	0	1,169	0	1,169
New York	0	10,048	0	10,048
Ohio	0	7,599	0	7,599
Pennsylvania	0	680	0	680
Texas	0	15,869	0	15,869

94	PIMCO BOND FUNDS	See Accompanying Notes

March 31, 2021

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2021
Wisconsin	$0	$1,043	$0	$1,043
U.S. Government Agencies	0	213,448	0	213,448
U.S. Treasury Obligations	0	2,172,903	0	2,172,903
Non-Agency Mortgage-Backed Securities	0	194,052	0	194,052
Asset-Backed Securities	0	159,888	2,843	162,731
Sovereign Issues	0	120,340	0	120,340
Preferred Securities
Banking & Finance	0	15,280	0	15,280
Industrials	0	1,893	0	1,893
Utilities	0	3,789	30,074	33,863
Short-Term Instruments
U.S. Treasury Cash Management Bills	0	331	0	331

	$0	$5,030,146	$32,917	$5,063,063

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$69,266	$0	$0	$69,266

Total Investments	$69,266	$5,030,146	$32,917	$5,132,329

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2021
Short Sales, at Value - Liabilities
U.S. Government Agencies	$0	$(29,507)	$0	$(29,507)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	1,976	1,130	0	3,106
Over the counter	0	2,816	0	2,816

	$1,976	$3,946	$0	$5,922

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(105)	(1,029)	0	(1,134)
Over the counter	0	(2,337)	0	(2,337)

	$(105)	$(3,366)	$0	$(3,471)

Total Financial Derivative Instruments	$1,871	$580	$0	$2,451

Totals	$71,137	$5,001,219	$32,917	$5,105,273

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ended March 31, 2021:

Category and Subcategory	Beginning Balance at 03/31/2020	Net Purchases	Net Sales/ Settlements	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation)(1)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 03/31/2021	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 03/31/2021(1)
Investments in Securities, at Value
Loan Participations and Assignments	$1,103	$0	$(1,100)	$0	$0	$(3)	$0	$0	$0	$0
Asset-Backed Securities	3,126	0	(62)	0	(1)	(220)	0	0	2,843	(222)
Preferred Securities
Utilities	0	30,512	(231)	0	0	(207)	0	0	30,074	(207)

Totals	$4,229	$30,512	$(1,393)	$0	$(1)	$(430)	$0	$0	$32,917	$(429)

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category and Subcategory	Ending Balance at 03/31/2021	Valuation Technique	Unobservable Inputs	(% Unless Noted Otherwise)
				Input Value(s)	Weighted Average
Investments in Securities, at Value
Asset-Backed Securities	$2,843	Proxy Pricing	Base Price	98.390	—
Preferred Securities
Utilities	30,074	Recent Transaction	Purchase Price	$27.048	—

Total	$32,917

(1)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at March 31, 2021 may be due to an investment no longer held or categorized as Level 3 at period end.

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2021	95

Schedule of Investments	PIMCO Long-Term U.S. Government Fund

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 164.8%

CORPORATE BONDS & NOTES 1.3%

INDUSTRIALS 1.2%

Entergy Louisiana LLC
2.350% due 06/15/2032	$1,600	$1,579

United Airlines Pass-Through Trust
2.875% due 04/07/2030	1,515	1,542
3.100% due 04/07/2030	1,515	1,475

Vessel Management Services, Inc.
3.432% due 08/15/2036	4,257	4,603

		9,199

UTILITIES 0.1%

Appalachian Power Co.
2.700% due 04/01/2031	700	700

Total Corporate Bonds & Notes (Cost $9,573)		9,899

U.S. GOVERNMENT AGENCIES 15.0%

Fannie Mae
0.000% due 05/15/2030 (b)	13,282	11,130
0.178% due 07/25/2037 •	76	75
0.559% due 10/25/2030 •	1	1
1.009% due 04/25/2032 •	11	11
1.579% due 06/01/2043 - 03/01/2044 •	214	220
2.180% due 07/01/2035 •	8	8
2.243% due 11/01/2034 •	22	22
2.371% due 02/01/2028 •	2	2
2.440% due 05/01/2025 •	2	2
2.625% due 11/01/2023 - 10/01/2024 •	11	11
2.632% due 12/01/2027 •	17	17
3.103% due 04/01/2028 •	9	9
3.500% due 06/25/2044	3,021	3,405
4.000% due 09/25/2044 - 10/25/2044	11,623	12,699
4.250% due 04/25/2037	581	622
4.500% due 10/25/2023 - 06/25/2025	737	775
5.625% due 04/17/2028	200	256
6.000% due 05/17/2027	107	116
6.500% due 11/25/2023 - 07/25/2031	462	530
6.750% due 06/25/2032	768	917
6.900% due 05/25/2023	9	9
7.000% due 12/25/2022 - 05/18/2027	571	617
7.800% due 10/25/2022	1	1
9.000% due 06/01/2027	9	9

Federal Farm Credit Bank
5.125% due 07/09/2029	675	861
5.750% due 12/07/2028	500	654

Federal Housing Administration
7.430% due 10/01/2022 - 01/01/2024	7	7

Freddie Mac
0.506% due 01/15/2033 •	26	27
0.606% due 04/15/2029 - 12/15/2032 •	23	23
0.656% due 06/15/2031 •	11	11
1.106% due 09/15/2021 •	1	1
1.459% due 10/25/2044 •	1,323	1,344
1.659% due 07/25/2044 •	335	338
2.262% due 01/01/2028 •	13	14
2.271% due 01/01/2028 •	8	8
2.390% due 10/25/2023 •	6	7
3.500% due 05/15/2042 - 01/15/2048	14,701	16,099
3.631% due 10/01/2026 •	9	9
3.700% due 09/01/2027 •	9	9
4.000% due 07/15/2042	4,825	5,404
4.000% due 12/15/2042 •	2,543	2,527
4.323% due 10/25/2052 ~	6,685	7,261
4.500% due 02/15/2035 - 07/15/2035	1,381	1,515
5.500% due 06/15/2035	7,256	8,825

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
6.000% due 05/15/2028 - 09/15/2029	$21	$22
6.250% due 09/15/2023	136	143
6.500% due 08/01/2022 - 10/25/2043	144	158
7.000% due 07/15/2022 - 01/15/2024	21	23

Ginnie Mae
2.125% (H15T1Y + 1.500%) due 11/20/2021 - 10/20/2026 ~	6	6
2.125% due 10/20/2026 - 11/20/2027 •	29	29
2.250% (H15T1Y + 1.500%) due 08/20/2021 - 09/20/2026 ~	28	28
2.875% (H15T1Y + 1.500%) due 04/20/2022 - 06/20/2026 ~	23	24
2.875% due 04/20/2027 - 05/20/2032 •	71	73
3.000% (H15T1Y + 1.500%) due 03/20/2023 - 03/20/2026 ~	7	8
3.000% due 01/20/2027 - 01/20/2028 •	36	37
4.000% due 08/20/2044 - 09/20/2044	16,166	17,740
6.000% due 08/20/2033	1,057	1,183
6.500% due 08/20/2034 - 09/20/2034	7	8

Resolution Funding Corp. STRIPS
0.000% due 10/15/2028 - 04/15/2029 (a)	12,439	10,843

Small Business Administration
5.240% due 08/01/2023	132	138

Tennessee Valley Authority STRIPS
0.000% due 05/01/2030 (b)	7,400	6,258

Uniform Mortgage-Backed Security
2.500% due 11/01/2046	181	187
4.000% due 06/01/2049	120	129
6.500% due 02/01/2022 - 08/01/2037	39	44
7.000% due 02/01/2038 - 03/01/2038	12	14
9.000% due 09/01/2030 - 11/01/2030	1	1

Uniform Mortgage-Backed Security, TBA
1.500% due 05/01/2051	1,900	1,833

Total U.S. Government Agencies (Cost $101,367)		115,337

U.S. TREASURY OBLIGATIONS 144.0%

U.S. Treasury Bonds
1.125% due 05/15/2040 (c)	65,600	53,549
1.125% due 08/15/2040 (c)	355,500	289,205
1.250% due 05/15/2050 (c)	315,170	237,941
1.375% due 11/15/2040 (c)	11,160	9,496
1.625% due 11/15/2050 (c)	3,300	2,751
1.875% due 02/15/2041 (c)	211,600	197,086
2.000% due 02/15/2050 (c)	113,870	104,175
2.500% due 05/15/2046 (c)	2,028	2,068
3.000% due 11/15/2045 (c)	680	759

U.S. Treasury Notes
0.125% due 05/31/2022 (e)	46,200	46,218
0.125% due 01/15/2024 (c)	18,600	18,508
0.250% due 09/30/2025 (e)	3,400	3,317
0.625% due 05/15/2030 (c)	7,780	7,082
1.125% due 02/29/2028 (c)	950	934
1.125% due 02/15/2031 (c)	12,500	11,812
1.500% due 02/15/2030 (c)	115,810	114,412
2.125% due 05/31/2026 (c)	1,400	1,481

U.S. Treasury STRIPS (b)
0.000% due 05/15/2044	2,800	1,594
0.000% due 08/15/2044	4,800	2,711
0.000% due 11/15/2044	4,700	2,634
0.000% due 05/15/2045	1,500	828
0.000% due 08/15/2046	1,500	801

Total U.S. Treasury Obligations (Cost $1,273,914)		1,109,362

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
NON-AGENCY MORTGAGE-BACKED SECURITIES 3.6%

BAMLL Commercial Mortgage Securities Trust
1.156% due 04/15/2036 •	$2,200	$2,196

Bear Stearns Adjustable Rate Mortgage Trust
2.323% due 01/25/2034 ~	35	36
2.591% due 04/25/2033 ~	13	14
2.826% due 02/25/2033 ~	3	3
2.876% due 02/25/2034 ~	55	56

Bear Stearns ALT-A Trust
3.033% due 09/25/2035 ^~	253	201

BWAY Mortgage Trust
3.454% due 03/10/2033	3,400	3,646

Commercial Mortgage Trust
3.140% due 10/10/2036	2,800	2,959
3.815% due 04/10/2033 ~	2,600	2,699

Countrywide Alternative Loan Trust
0.289% due 05/25/2047 •	339	325
0.529% due 05/25/2035 •	305	296

Countrywide Home Loan Mortgage Pass-Through Trust
0.689% due 04/25/2035 •	50	49
0.749% due 03/25/2035 •	400	358

Credit Suisse First Boston Mortgage Securities Corp.
5.750% due 04/22/2033	41	43
6.500% due 04/25/2033	1	1

Credit Suisse First Boston Mortgage-Backed Pass-Through Certificates
2.595% due 07/25/2033 ~	52	53

Credit Suisse Mortgage Capital Certificates
0.300% due 11/27/2036 •	1,065	1,064

HarborView Mortgage Loan Trust
0.550% due 05/19/2035 •	216	208
0.590% due 03/19/2036 ^•	253	252
2.726% due 07/19/2035 ^~	42	43

Impac CMB Trust
0.618% due 10/25/2035 •	1,288	1,272

JP Morgan Chase Commercial Mortgage Securities Trust
2.798% due 10/05/2031	4,400	4,413

JP Morgan Mortgage Trust
2.578% due 07/25/2035 ~	76	78

New Residential Mortgage Loan Trust
2.750% due 11/25/2059 ~	1,600	1,671

Nomura Asset Acceptance Corp. Alternative Loan Trust
2.331% due 10/25/2035 ~	888	895

Residential Accredit Loans, Inc. Trust
0.409% due 08/25/2035 •	233	203
6.000% due 06/25/2036 ^	533	503

Sequoia Mortgage Trust
0.810% due 10/19/2026 •	6	6
0.811% due 07/20/2033 •	162	162
0.871% due 10/20/2027 •	2	2

Structured Adjustable Rate Mortgage Loan Trust
0.549% due 05/25/2037 •	615	600

Structured Asset Mortgage Investments Trust
0.549% due 05/25/2036 •	85	83
0.770% due 09/19/2032 •	4	4
0.950% due 10/19/2033 •	60	58

WaMu Mortgage Pass-Through Certificates Trust
0.629% due 11/25/2045 •	17	17
0.729% due 01/25/2045 •	241	240
1.189% due 12/25/2046 •	319	306
1.259% due 02/25/2046 •	504	508
1.659% due 06/25/2042 •	9	9
1.659% due 08/25/2042 •	7	7
1.957% due 08/25/2046 •	233	228

Worldwide Plaza Trust
3.526% due 11/10/2036	1,600	1,727

Total Non-Agency Mortgage-Backed Securities (Cost $27,171)		27,494

ASSET-BACKED SECURITIES 0.9%

Bear Stearns Asset-Backed Securities Trust
0.769% due 10/25/2032 •	24	24
1.109% due 11/25/2042 •	213	209

96	PIMCO BOND FUNDS	See Accompanying Notes

March 31, 2021

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

CIT Group Home Equity Loan Trust
0.649% due 06/25/2033 •	$3	$2

Credit-Based Asset Servicing & Securitization Trust
0.169% due 11/25/2036 •	12	7

ECMC Group Student Loan Trust
0.859% due 02/27/2068 •	705	708

LA Arena Funding LLC
7.656% due 12/15/2026	6	6

Massachusetts Educational Financing Authority
1.168% due 04/25/2038 •	120	120

MASTR Asset-Backed Securities Trust
0.934% due 10/25/2034 •	1,120	1,109

OneMain Direct Auto Receivables Trust
3.430% due 12/16/2024	2,697	2,715

SLM Student Loan Trust
0.818% due 10/25/2029 •	800	802

Soundview Home Loan Trust
0.169% due 11/25/2036 •	151	62

Specialty Underwriting & Residential Finance Trust
0.909% due 10/25/2035 •	1,226	1,213

Washington Mutual Asset-Backed Certificates Trust
0.169% due 10/25/2036 •	88	46

Total Asset-Backed Securities (Cost $7,106)		7,023

Total Investments in Securities (Cost $1,419,131)		1,269,115

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 0.0%

SHORT-TERM INSTRUMENTS 0.0%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 0.0%

PIMCO Short-Term Floating NAV Portfolio III	16,270	$160

Total Short-Term Instruments (Cost $160)		160

Total Investments in Affiliates (Cost $160)		160

Total Investments 164.8% (Cost $1,419,291)		$1,269,275

Financial Derivative Instruments (d)(f) 0.0% (Cost or Premiums, net $1,864)		457

Other Assets and Liabilities, net (64.8)%		(499,457)

Net Assets 100.0%		$770,275

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

(a)	Security is an Interest Only (“IO”) or IO Strip.
(b)	Zero coupon security.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate(1)	Settlement Date	Maturity Date	Amount Borrowed(1)	Payable for Reverse Repurchase Agreements
BOM	0.100%	02/18/2021	04/19/2021	$(53,960)	$(53,966)
BOS	(0.300)	03/31/2021	04/05/2021	(11,859)	(11,859)
	(0.010)	03/18/2021	04/01/2021	(1,558)	(1,558)
BSN	0.080	03/16/2021	04/16/2021	(70,301)	(70,303)
DEU	0.050	03/31/2021	04/05/2021	(2,715)	(2,715)
IND	0.060	03/24/2021	04/07/2021	(204,344)	(204,347)
	0.090	03/02/2021	04/05/2021	(3,538)	(3,539)
	0.090	03/03/2021	04/05/2021	(19,238)	(19,239)
	0.090	03/22/2021	04/08/2021	(79,159)	(79,161)
JPS	0.020	03/04/2021	04/05/2021	(1,218)	(1,218)
NOM	0.080	03/18/2021	04/19/2021	(7,158)	(7,158)

Total Reverse Repurchase Agreements					$(455,063)

SALE-BUYBACK TRANSACTIONS:

Counterparty	Borrowing Rate(1)	Borrowing Date	Maturity Date	Amount Borrowed(1)	Payable for Sale-Buyback Transactions(2)
GSC	(0.060)%	03/25/2021	04/01/2021	$(847)	$(848)
	(0.020)	03/24/2021	04/07/2021	(2,643)	(2,643)
UBS	0.080	03/11/2021	04/12/2021	(811)	(811)
	0.090	03/04/2021	04/06/2021	(50,357)	(50,360)

Total Sale-Buyback Transactions					$(54,662)

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2021	97

Schedule of Investments	PIMCO Long-Term U.S. Government Fund	(Cont.)

SHORT SALES:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales
U.S. Government Agencies (5.2)%
Ginnie Mae, TBA	3.500%	05/01/2051	$1,100	$(1,161)	$(1,162)
Uniform Mortgage-Backed Security, TBA	1.500	04/01/2036	1,000	(1,007)	(1,005)
Uniform Mortgage-Backed Security, TBA	2.000	05/01/2051	6,800	(6,839)	(6,775)
Uniform Mortgage-Backed Security, TBA	2.500	05/01/2051	30,300	(31,011)	(31,030)

Total Short Sales (5.2)%				$(40,018)	$(39,972)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of March 31, 2021:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions(2)	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(3)
Global/Master Repurchase Agreement
BOM	$0	$(53,966)	$0	$(53,966)	$53,734	$(232)
BOS	0	(13,417)	0	(13,417)	13,395	(22)
BSN	0	(70,303)	0	(70,303)	69,763	(540)
DEU	0	(2,715)	0	(2,715)	2,694	(21)
IND	0	(306,286)	0	(306,286)	305,101	(1,185)
JPS	0	(1,218)	0	(1,218)	1,167	(51)
NOM	0	(7,158)	0	(7,158)	7,082	(76)

Master Securities Forward Transaction Agreement
GSC	0	0	(3,491)	(3,491)	3,447	(44)
UBS	0	0	(51,171)	(51,171)	51,165	(6)

Total Borrowings and Other Financing Transactions	$0	$(455,063)	$(54,662)

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
U.S. Treasury Obligations	$(1,558)	$(453,505)	$0	$0	$(455,063)

Total	$(1,558)	$(453,505)	$0	$0	$(455,063)

Sale-Buyback Transactions
U.S. Treasury Obligations	(848)	(53,814)	0	0	(54,662)

Total	$(848)	$(53,814)	$0	$0	$(54,662)

Total Borrowings	$(2,406)	$(507,319)	$0	$0	$(509,725)

Payable for reverse repurchase agreements and sale-buyback financing transactions					$(509,725)

(c)	Securities with an aggregate market value of $507,555 have been pledged as collateral under the terms of the above master agreements as of March 31, 2021.

(1)

The average amount of borrowings outstanding during the period ended March 31, 2021 was $(618,114) at a weighted average interest rate of 0.121%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(2)	Payable for sale-buyback transactions includes $(1) of deferred price drop.
(3)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

98	PIMCO BOND FUNDS	See Accompanying Notes

March 31, 2021

(d)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
U.S. Treasury 5-Year Note June Futures	06/2021	464	$57,257	$(332)	$0	$(53)
U.S. Treasury 10-Year Note June Futures	06/2021	29	3,797	(27)	0	(4)
U.S. Treasury 10-Year Ultra Long-Term Bond June Futures	06/2021	314	45,118	(1,425)	0	(52)

				$(1,784)	$0	$(109)

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
U.S. Treasury 2-Year Note June Futures	06/2021	834	$(184,086)	$165	$29	$0
U.S. Treasury 30-Year Bond June Futures	06/2021	1,647	(254,616)	11,534	283	0
U.S. Treasury Ultra Long-Term Bond June Futures	06/2021	783	(141,894)	6,383	282	0

				$18,082	$594	$0

Total Futures Contracts				$16,298	$594	$(109)

SWAP AGREEMENTS:

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Pay	3-Month USD-LIBOR	1.000%	Semi-Annual	12/16/2025	$	77,700	$1,771	$(1,466)	$305	$0	$(72)
Receive	3-Month USD-LIBOR	0.400	Semi-Annual	03/30/2026		91,900	315	2,570	2,885	108	0
Pay	3-Month USD-LIBOR	1.000	Semi-Annual	12/16/2030		64,000	(267)	(4,061)	(4,328)	0	(86)
Receive	3-Month USD-LIBOR	0.750	Semi-Annual	03/30/2031		62,400	637	5,356	5,993	67	0
Receive(1)	3-Month USD-LIBOR	1.250	Semi-Annual	06/09/2041		7,830	155	1,060	1,215	22	0
Pay	3-Month USD-LIBOR	1.250	Semi-Annual	12/16/2050		2,800	(233)	(377)	(610)	0	(10)
Pay	3-Month USD-LIBOR	1.000	Semi-Annual	03/17/2051		5,800	(629)	(960)	(1,589)	0	(15)
Receive	3-Month USD-LIBOR	1.150	Semi-Annual	03/30/2051		7,300	171	1,579	1,750	19	0

							$1,920	$3,701	$5,621	$216	$(183)

Total Swap Agreements							$1,920	$3,701	$5,621	$216	$(183)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of March 31, 2021:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$594	$216	$810	$0	$(109)	$(183)	$(292)

(e)

Securities with an aggregate market value of $18,146 and cash of $1,174 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2021. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(1)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2021	99

Schedule of Investments	PIMCO Long-Term U.S. Government Fund	(Cont.)

(f)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

WRITTEN OPTIONS:

OPTIONS ON SECURITIES

Counterparty	Description	Strike Price	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
FAR	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 05/01/2051	$102.250	05/06/2021	1,200	$(5)	$(7)

GSC	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 06/01/2051	101.586	06/07/2021	1,300	(8)	(9)

JPM	Put - OTC Ginnie Mae, TBA 2.000% due 05/01/2051	100.047	05/13/2021	2,000	(12)	(12)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 05/01/2051	101.438	05/06/2021	1,000	(3)	(1)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 06/01/2051	101.391	06/07/2021	1,000	(5)	(6)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 06/01/2051	103.391	06/07/2021	1,000	(4)	(2)
	Put - OTC Uniform Mortgage-Backed Security, TBA 3.000% due 05/01/2051	104.262	05/06/2021	1,000	(3)	(4)

SAL	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 05/01/2051	98.688	05/06/2021	4,000	(16)	(20)

					$(56)	$(61)

Total Written Options					$(56)	$(61)

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(2)
FAR	$0	$0	$0	$0	$0	$(7)	$0	$(7)	$(7)	$0	$(7)
GSC	0	0	0	0	0	(9)	0	(9)	(9)	0	(9)
JPM	0	0	0	0	0	(25)	0	(25)	(25)	0	(25)
SAL	0	0	0	0	0	(20)	0	(20)	(20)	0	(20)

Total Over the Counter	$0	$0	$0	$0	$0	$(61)	$0	$(61)

(1)	Notional Amount represents the number of contracts.
(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2021:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$594	$594
Swap Agreements	0	0	0	0	216	216

	$0	$0	$0	$0	$810	$810

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$109	$109
Swap Agreements	0	0	0	0	183	183

	$0	$0	$0	$0	$292	$292

Over the counter
Written Options	$0	$0	$0	$0	$61	$61

	$0	$0	$0	$0	$353	$353

100	PIMCO BOND FUNDS	See Accompanying Notes

March 31, 2021

The effect of Financial Derivative Instruments on the Statements of Operations for the year ended March 31, 2021:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$(419)	$(419)
Written Options	0	0	0	0	71	71
Futures	0	0	0	0	21,136	21,136
Swap Agreements	0	0	0	0	(14,694)	(14,694)

	$0	$0	$0	$0	$6,094	$6,094

Over the counter
Purchased Options	$0	$0	$0	$0	$(2)	$(2)
Written Options	0	0	0	0	528	528
Swap Agreements	0	0	0	0	(5)	(5)

	$0	$0	$0	$0	$521	$521

	$0	$0	$0	$0	$6,615	$6,615

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$153	$153
Written Options	0	0	0	0	564	564
Futures	0	0	0	0	39,235	39,235
Swap Agreements	0	0	0	0	19,403	19,403

	$0	$0	$0	$0	$59,355	$59,355

Over the counter
Purchased Options	$0	$0	$0	$0	$(6,968)	$(6,968)
Written Options	0	0	0	0	5,920	5,920

	$0	$0	$0	$0	$(1,048)	$(1,048)

	$0	$0	$0	$0	$58,307	$58,307

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2021 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2021
Investments in Securities, at Value
Corporate Bonds & Notes
Industrials	$0	$9,199	$0	$9,199
Utilities	0	700	0	700
U.S. Government Agencies	0	115,337	0	115,337
U.S. Treasury Obligations	0	1,109,362	0	1,109,362
Non-Agency Mortgage-Backed Securities	0	27,494	0	27,494
Asset-Backed Securities	0	7,023	0	7,023

	$0	$1,269,115	$0	$1,269,115

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$160	$0	$0	$160

Total Investments	$160	$1,269,115	$0	$1,269,275

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2021
Short Sales, at Value - Liabilities
U.S. Government Agencies	$0	$(39,972)	$0	$(39,972)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	$594	$216	$0	$810

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(109)	(183)	0	(292)
Over the counter	0	(61)	0	(61)

	$(109)	$(244)	$0	$(353)

Total Financial Derivative Instruments	$485	$(28)	$0	$457

Totals	$645	$1,229,115	$0	$1,229,760

There were no significant transfers into or out of Level 3 during the period ended March 31, 2021.

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2021	101

Schedule of Investments	PIMCO Moderate Duration Fund

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 93.8%

CORPORATE BONDS & NOTES 36.7%

BANKING & FINANCE 19.3%

Ambac LSNI LLC
6.000% due 02/12/2023 •		$3,244	$3,257

American International Group, Inc.
3.750% due 07/10/2025		1,400	1,530

American Tower Corp.
3.375% due 05/15/2024		4,400	4,720

AvalonBay Communities, Inc.
2.950% due 05/11/2026		100	107
3.200% due 01/15/2028		2,200	2,336

Aviation Capital Group LLC
4.125% due 08/01/2025		3,300	3,521

Bank of America Corp.
0.981% due 09/25/2025 •		3,400	3,393
0.984% (US0003M + 0.790%) due 03/05/2024 ~		4,700	4,747
1.197% due 10/24/2026 •		4,400	4,345
1.486% due 05/19/2024 •		4,300	4,373
1.658% due 03/11/2027 •		3,600	3,613

Barclays Bank PLC
7.625% due 11/21/2022 (f)		805	884
10.179% due 06/12/2021		1,500	1,526

Barclays PLC
1.500% due 09/03/2023	EUR	3,100	3,777
1.624% (US0003M + 1.430%) due 02/15/2023 ~		$4,300	4,333
3.125% due 01/17/2024	GBP	700	1,018
4.610% due 02/15/2023 •		$4,300	4,443

BGC Partners, Inc.
5.375% due 07/24/2023		2,000	2,176

BNP Paribas S.A.
3.500% due 03/01/2023		3,500	3,692

Boston Properties LP
3.250% due 01/30/2031		2,600	2,695

Citigroup, Inc.
0.776% due 10/30/2024 •		4,400	4,398

Cooperatieve Rabobank UA
6.625% due 06/29/2021 •(f)	EUR	1,800	2,144

Credit Agricole S.A.
1.907% due 06/16/2026 •		$3,200	3,246

Credit Suisse Group Funding Guernsey Ltd.
3.450% due 04/16/2021		3,000	3,003
3.800% due 09/15/2022		3,900	4,063

Danske Bank A/S
5.000% due 01/12/2022		3,600	3,722

Deutsche Bank AG
1.375% due 09/03/2026 •	EUR	3,000	3,625
3.950% due 02/27/2023		$800	845
3.961% due 11/26/2025 •		8,300	8,995
4.250% due 10/14/2021		4,000	4,075

Digital Realty Trust LP
4.450% due 07/15/2028		3,200	3,624

Equinix, Inc.
1.550% due 03/15/2028		3,700	3,540
2.625% due 11/18/2024		3,800	4,006

FCE Bank PLC
1.875% due 06/24/2021	EUR	600	707

First American Financial Corp.
4.000% due 05/15/2030		$3,300	3,574

Ford Motor Credit Co. LLC
0.000% due 05/14/2021 •	EUR	3,200	3,751
0.000% due 12/01/2021 •		3,300	3,860
1.048% (US0003M + 0.810%) due 04/05/2021 ~		$700	700
1.429% (US0003M + 1.235%) due 02/15/2023 ~		3,600	3,566
4.140% due 02/15/2023		3,600	3,729

Franklin Resources, Inc.
1.600% due 10/30/2030		4,500	4,168

GE Capital Funding LLC
4.050% due 05/15/2027		4,300	4,795

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

General Motors Financial Co., Inc.
0.015% due 03/26/2022 •	EUR	4,000	$4,695
4.200% due 11/06/2021		$3,600	3,678
4.250% due 05/15/2023		3,500	3,743

GLP Capital LP
5.250% due 06/01/2025		2,600	2,921

Goldman Sachs Group, Inc.
0.925% (US0003M + 0.750%) due 02/23/2023 ~		2,000	2,014
1.364% (US0003M + 1.170%) due 05/15/2026 ~		1,700	1,723
3.500% due 01/23/2025		1,600	1,728

Harley-Davidson Financial Services, Inc.
3.550% due 05/21/2021		3,400	3,414

ING Groep NV
1.238% (US0003M + 1.000%) due 10/02/2023 ~		3,300	3,353

Intercontinental Exchange, Inc.
2.100% due 06/15/2030		3,100	2,983

JPMorgan Chase & Co.
0.697% due 03/16/2024 •		4,300	4,317
1.108% (US0003M + 0.890%) due 07/23/2024 ~		800	810

KEB Hana Bank
3.375% due 01/30/2022		3,600	3,683

Lloyds Banking Group PLC
1.437% (BBSW3M + 1.400%) due 03/07/2025 ~	AUD	4,400	3,387
4.000% due 03/07/2025		50	41
7.625% due 06/27/2023 •(e)(f)	GBP	400	602

Mizuho Financial Group, Inc.
1.214% (US0003M + 0.990%) due 07/10/2024 ~		$2,800	2,837

Morgan Stanley
3.875% due 01/27/2026		425	473

Nationwide Building Society
3.766% due 03/08/2024 •		3,400	3,594

Natwest Group PLC
2.500% due 03/22/2023	EUR	3,600	4,431
8.625% due 08/15/2021 •(e)(f)		$4,000	4,104

Nissan Motor Acceptance Corp.
0.825% (US0003M + 0.640%) due 03/08/2024 ~		4,300	4,292

Nomura Holdings, Inc.
1.851% due 07/16/2025		4,100	4,095

NTT Finance Corp.
0.583% due 03/01/2024		4,300	4,286

Oversea-Chinese Banking Corp. Ltd.
0.648% (US0003M + 0.450%) due 05/17/2021 ~		2,700	2,709

Park Aerospace Holdings Ltd.
5.500% due 02/15/2024		1,200	1,305

Physicians Realty LP
4.300% due 03/15/2027		500	550

Raymond James Financial, Inc.
4.650% due 04/01/2030		1,900	2,214

Regency Centers LP
3.700% due 06/15/2030		3,700	3,964

Santander Holdings USA, Inc.
3.244% due 10/05/2026		4,200	4,446

SL Green Operating Partnership LP
3.250% due 10/15/2022		2,148	2,216

Standard Chartered PLC
1.319% due 10/14/2023 •		3,600	3,627
1.383% (US0003M + 1.200%) due 09/10/2022 ~		3,200	3,214

Sumitomo Mitsui Financial Group, Inc.
1.474% due 07/08/2025		3,500	3,505

Synchrony Bank
3.650% due 05/24/2021		3,500	3,508

Tesco Property Finance PLC
5.661% due 10/13/2041	GBP	1,369	2,471

UBS AG
5.125% due 05/15/2024 (f)		$5,800	6,399

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
7.625% due 08/17/2022 (f)		$250	$273

UniCredit SpA
7.830% due 12/04/2023		7,800	9,096

United Overseas Bank Ltd.
0.698% (US0003M + 0.480%) due 04/23/2021 ~		5,100	5,101

Volkswagen Bank GmbH
0.000% due 06/15/2021 •	EUR	3,200	3,755

Wells Fargo & Co.
3.000% due 02/19/2025		$1,500	1,597
3.550% due 09/29/2025		3,600	3,926
3.750% due 01/24/2024		3,500	3,786

			277,488

INDUSTRIALS 13.6%

7-Eleven, Inc.
0.645% (US0003M + 0.450%) due 08/10/2022 ~		4,100	4,104

AbbVie, Inc.
2.600% due 11/21/2024		3,600	3,803

Anheuser-Busch InBev Worldwide, Inc.
3.500% due 06/01/2030		3,900	4,228

Bayer U.S. Finance LLC
3.875% due 12/15/2023		5,400	5,825
4.250% due 12/15/2025		4,100	4,567

Berry Global, Inc.
1.570% due 01/15/2026		3,600	3,548

BMW Finance NV
2.250% due 08/12/2022		3,800	3,892

Boeing Co.
1.433% due 02/04/2024		3,500	3,545
1.950% due 02/01/2024		3,500	3,588
2.196% due 02/04/2026		3,600	3,591

Broadcom, Inc.
3.150% due 11/15/2025		1,001	1,068
3.420% due 04/15/2033		3,299	3,325
3.459% due 09/15/2026		2,422	2,601
4.110% due 09/15/2028		4,036	4,419

Canadian Pacific Railway Co.
4.500% due 01/15/2022		2,950	3,041

CenterPoint Energy Resources Corp.
0.684% (US0003M + 0.500%) due 03/02/2023 ~		3,600	3,601

Charter Communications Operating LLC
4.464% due 07/23/2022		3,900	4,068

Continental Airlines Pass-Through Trust
4.000% due 04/29/2026		1,041	1,076

Continental Resources, Inc.
5.000% due 09/15/2022		327	327

D.R. Horton, Inc.
4.750% due 02/15/2023		600	639

Daimler Finance North America LLC
0.750% due 03/01/2024		3,600	3,584
3.700% due 05/04/2023		2,650	2,811

Dell International LLC
5.450% due 06/15/2023		6,100	6,669

Discovery Communications LLC
3.625% due 05/15/2030		4,100	4,393

Enbridge, Inc.
0.413% (SOFRRATE + 0.400%) due 02/17/2023 ~		3,600	3,606

Equifax, Inc.
1.064% (US0003M + 0.870%) due 08/15/2021 ~		900	902

Expedia Group, Inc.
6.250% due 05/01/2025		1,362	1,576

Fidelity National Information Services, Inc.
1.150% due 03/01/2026		3,600	3,542

General Mills, Inc.
6.410% due 10/15/2022		3,800	4,125

Global Payments, Inc.
2.900% due 05/15/2030		3,500	3,576

102	PIMCO BOND FUNDS	See Accompanying Notes

March 31, 2021

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Hewlett Packard Enterprise Co.
0.958% (US0003M + 0.720%) due 10/05/2021 ~	$4,000	$4,001

Hyatt Hotels Corp.
3.191% (US0003M + 3.000%) due 09/01/2022 ~	1,500	1,512

Hyundai Capital America
0.800% due 01/08/2024	3,400	3,373
1.150% due 11/10/2022	3,600	3,621

Imperial Brands Finance PLC
3.125% due 07/26/2024	3,600	3,807

Japan Tobacco, Inc.
2.000% due 04/13/2021	4,400	4,401

KLA Corp.
4.650% due 11/01/2024	3,200	3,578

Lennar Corp.
4.750% due 05/30/2025	3,200	3,570

Marriott International, Inc.
2.125% due 10/03/2022	3,800	3,857

NetApp, Inc.
1.875% due 06/22/2025	2,500	2,554

NXP BV
3.875% due 09/01/2022	3,500	3,656
4.625% due 06/01/2023	4,100	4,443

Origin Energy Finance Ltd.
5.450% due 10/14/2021	1,166	1,195

PayPal Holdings, Inc.
2.650% due 10/01/2026	3,800	4,024

Penske Truck Leasing Co. LP
4.125% due 08/01/2023	2,000	2,146

Reliance Steel & Aluminum Co.
1.300% due 08/15/2025	2,600	2,570

Ryder System, Inc.
2.875% due 06/01/2022	3,700	3,793

Sabine Pass Liquefaction LLC
4.200% due 03/15/2028	700	768
4.500% due 05/15/2030	3,700	4,160

Southern Co.
1.750% due 03/15/2028	3,700	3,604

Sprint Spectrum Co. LLC
3.360% due 03/20/2023	488	492

Suntory Holdings Ltd.
2.250% due 10/16/2024	4,300	4,485

Sysco Corp.
5.650% due 04/01/2025	2,400	2,793

T-Mobile USA, Inc.
1.500% due 02/15/2026	2,600	2,579

Teva Pharmaceutical Finance Netherlands BV
6.000% due 04/15/2024	3,400	3,629

Time Warner Cable LLC
4.000% due 09/01/2021	1,500	1,508

Toyota Motor Corp.
0.681% due 03/25/2024	3,200	3,201

Utah Acquisition Sub, Inc.
3.150% due 06/15/2021	900	903
3.950% due 06/15/2026	4,300	4,740

VMware, Inc.
4.500% due 05/15/2025	1,700	1,898

Volkswagen Group of America Finance LLC
3.125% due 05/12/2023	2,200	2,313

Westinghouse Air Brake Technologies Corp.
3.200% due 06/15/2025	2,100	2,224

Wyndham Hotels & Resorts, Inc.
5.375% due 04/15/2026	1,500	1,537

		196,575

UTILITIES 3.8%

AEP Texas, Inc.
3.950% due 06/01/2028	1,800	1,994

Ameren Corp.
2.500% due 09/15/2024	2,100	2,210

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

AT&T, Inc.
4.350% due 03/01/2029	$3,700	$4,189

Atmos Energy Corp.
0.625% due 03/09/2023	2,600	2,601

Clearway Energy Operating LLC
3.750% due 02/15/2031	3,600	3,463

Entergy Corp.
1.900% due 06/15/2028	3,600	3,522

Jersey Central Power & Light Co.
4.700% due 04/01/2024	2,900	3,156

NextEra Energy Capital Holdings, Inc.
0.452% (US0003M + 0.270%) due 02/22/2023 ~	4,300	4,301

Niagara Mohawk Power Corp.
2.721% due 11/28/2022	1,400	1,448

Pacific Gas & Electric Co.
1.367% due 03/10/2023	4,300	4,302
1.750% due 06/16/2022	2,900	2,905
3.150% due 01/01/2026	1,400	1,460
3.400% due 08/15/2024	1,300	1,378
3.500% due 06/15/2025	3,000	3,183

Rio Oil Finance Trust
9.250% due 07/06/2024	465	517

Shell International Finance BV
2.750% due 04/06/2030	3,700	3,826

Tampa Electric Co.
2.600% due 09/15/2022	1,800	1,843

Verizon Communications, Inc.
1.450% due 03/20/2026	4,200	4,202
3.376% due 02/15/2025	3,946	4,282

		54,782

Total Corporate Bonds & Notes (Cost $511,521)		528,845

MUNICIPAL BONDS & NOTES 0.3%

CALIFORNIA 0.3%

Los Angeles Community College District, California General Obligation Notes, Series 2020
1.606% due 08/01/2028	3,700	3,675

University of California Revenue Notes, Series 2020
0.883% due 05/15/2025	1,000	1,000

Total Municipal Bonds & Notes (Cost $4,700)		4,675

U.S. GOVERNMENT AGENCIES 7.2%

Fannie Mae
0.178% due 07/25/2037 •	132	129
1.579% due 10/01/2044 •	14	14
1.633% due 03/01/2034 •	4	4
2.035% due 02/01/2035 •	11	11
2.075% due 02/01/2037 •	2	2
2.251% due 01/25/2031 ~(a)	20,900	3,049
2.310% due 08/01/2022	194	197
2.509% due 10/01/2037 •	3	3
2.581% due 05/01/2038 •	937	992
2.691% due 06/01/2035 •	405	429
3.015% due 05/01/2037 •	5	5
3.320% due 06/01/2036 •	6	6
5.000% due 01/01/2027 •	1	1
5.076% due 12/25/2042 ~	85	93
6.500% due 06/25/2021 - 06/25/2044	16,646	19,394
7.000% due 09/01/2031	2	2
7.500% due 07/25/2041	3	4
8.000% due 12/15/2024	1	1

Freddie Mac
0.606% due 10/15/2040 •	1,648	1,666
0.706% due 12/15/2037 •	64	65
0.800% due 10/28/2026	14,800	14,521
2.829% due 05/01/2037 •	7	7
3.482% due 05/01/2035 •	19	21
4.000% due 10/01/2047	215	232
4.500% due 11/01/2029 - 07/01/2033	1,343	1,475

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.000% due 10/01/2033 - 07/01/2041	$52	$59
5.500% due 10/01/2021 - 07/01/2038	209	246
6.000% due 10/01/2022 - 11/01/2037	91	107
6.500% due 12/01/2021 - 07/25/2043	18	22
7.000% due 01/01/2033	5	5
8.500% due 04/15/2025	23	26

Ginnie Mae
0.570% due 04/20/2065 •	1,983	1,989
0.720% due 08/20/2065 •	2,752	2,781
1.586% due 06/20/2067 •	2,069	2,099
2.125% (H15T1Y + 1.500%) due 11/20/2025 ~	1	1
2.250% due 07/20/2034 •	15	15
2.625% due 11/20/2034 •	1	1
2.875% due 06/20/2032 •	1	1
3.000% due 03/20/2028 •	39	39
3.500% due 10/15/2047	931	983
4.000% due 06/20/2048	2,957	3,288
4.500% due 08/20/2048	2,515	2,752
5.000% due 11/20/2049	878	961
5.500% due 11/20/2032	3,168	3,180
5.750% due 08/20/2037	20	23
6.500% due 01/20/2034 - 08/20/2034	9	11
7.000% due 07/15/2031 - 12/15/2032	9	11

Small Business Administration
4.340% due 03/01/2024	2	2
4.750% due 07/01/2025	794	838

Uniform Mortgage-Backed Security
3.500% due 05/01/2049 - 08/01/2049	1,720	1,856
4.000% due 03/01/2029 - 05/01/2048	3,059	3,306
4.500% due 05/01/2023 - 02/01/2038	276	299
5.000% due 07/01/2029 - 04/01/2039	905	1,044
5.500% due 09/01/2024 - 07/01/2041	4,764	5,536
6.000% due 11/01/2022 - 10/01/2040	350	412
7.500% due 01/01/2031 - 08/01/2032	2	2
8.000% due 08/01/2031	1	1

Uniform Mortgage-Backed Security, TBA
1.500% due 05/01/2051	4,100	3,954
2.000% due 06/01/2051	26,100	25,952

Total U.S. Government Agencies (Cost $100,376)		104,125

U.S. TREASURY OBLIGATIONS 5.5%

U.S. Treasury Bonds
1.250% due 05/15/2050	5,600	4,228
1.375% due 11/15/2040	32,000	27,230
1.375% due 08/15/2050	9,300	7,260
1.875% due 02/15/2041	4,000	3,725

U.S. Treasury Notes
0.875% due 11/15/2030	8,400	7,770
1.125% due 02/15/2031	7,300	6,898
1.750% due 09/30/2022 (i)	1,402	1,436
1.750% due 06/30/2024 (i)	9,000	9,386
1.875% due 07/31/2022 (i)(k)	8,227	8,421
2.000% due 08/31/2021 (i)	800	807
2.000% due 07/31/2022 (i)	1,200	1,230
2.000% due 11/30/2022	315	325

Total U.S. Treasury Obligations (Cost $86,715)		78,716

NON-AGENCY MORTGAGE-BACKED SECURITIES 8.1%

Adjustable Rate Mortgage Trust
3.237% due 10/25/2035 ^~	19	18

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2021	103

Schedule of Investments	PIMCO Moderate Duration Fund	(Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

American Home Mortgage Investment Trust
2.201% due 02/25/2045 •		$99	$100

Banc of America Funding Trust
0.351% due 05/20/2035 •		892	905
2.731% due 02/20/2036 ~		108	108
3.128% due 05/25/2035 ~		1,496	1,516

Banc of America Mortgage Trust
2.527% due 02/25/2034 ~		22	23

BANK
3.071% due 08/15/2061		3,000	3,247

Bear Stearns Adjustable Rate Mortgage Trust
2.500% due 04/25/2033 ~		3	3
2.519% due 02/25/2033 ~		4	4
2.756% due 01/25/2035 ~		22	22
2.826% due 02/25/2033 ~		6	6
2.876% due 02/25/2034 ~		16	16
3.056% due 10/25/2036 ^~		345	341
3.488% due 07/25/2034 ~		17	16

Bear Stearns ALT-A Trust
0.649% due 08/25/2035 •		563	570
2.548% due 10/25/2035 ^~		1,325	1,268
2.762% due 05/25/2035 ~		579	591
3.033% due 09/25/2035 ^~		236	188
3.544% due 10/25/2033 ~		4	4

BPCRE Ltd.
0.956% due 02/15/2037 •		3,000	3,009

Chase Mortgage Finance Trust
3.321% due 03/25/2037 ^~		350	353
3.440% due 02/25/2037 ~		69	70

Citigroup Mortgage Loan Trust
2.400% due 03/25/2034 ~		18	18

Citigroup Mortgage Loan Trust, Inc.
2.220% due 09/25/2035 •		766	801

CitiMortgage Alternative Loan Trust
0.759% due 12/25/2036 •		1,523	1,266

Countrywide Alternative Loan Trust
0.649% due 08/25/2035 •		2,472	1,721
1.259% due 12/25/2035 •		33	31

Countrywide Home Loan Mortgage Pass-Through Trust
0.689% due 04/25/2035 •		37	36
2.241% due 03/25/2034 ~		398	402
2.675% due 02/20/2035 ~		105	107
2.769% due 11/25/2034 ~		238	240

Credit Suisse First Boston Mortgage Securities Corp.
0.798% due 03/25/2032 ~		11	10

Eurohome UK Mortgages PLC
0.230% due 06/15/2044 •	GBP	1,022	1,380

Eurosail PLC
0.230% due 03/13/2045 •		2,350	3,193
0.240% due 12/15/2044 •		73	100

GSR Mortgage Loan Trust
2.841% due 09/25/2035 ~		$22	23
2.929% due 09/25/2035 ~		316	323

Hawksmoor Mortgages
1.100% due 05/25/2053 •	GBP	14,296	19,784

IndyMac Adjustable Rate Mortgage Trust
1.810% due 01/25/2032 ~		$20	19

IndyMac Mortgage Loan Trust
0.359% due 02/25/2037 •		7,028	5,627

JP Morgan Chase Commercial Mortgage Securities Trust
1.556% due 12/15/2031 •		4,332	4,297

JP Morgan Mortgage Trust
1.907% due 02/25/2034 ~		16	16

Legacy Mortgage Asset Trust
2.882% due 10/25/2059 þ		3,471	3,511

LoanCore Issuer Ltd.
0.910% due 07/15/2035 •		4,100	4,113

MASTR Reperforming Loan Trust
8.000% due 07/25/2035		102	98

Mellon Residential Funding Corp. Mortgage Pass-Through Trust
0.966% due 08/15/2032 •		50	47

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

MF1 Multifamily Housing Mortgage Loan Trust
0.958% due 07/15/2036 •		$3,600	$3,612

Morgan Stanley Mortgage Loan Trust
2.077% due 06/25/2036 ~		52	55

MortgageIT Trust
0.669% due 10/25/2035 •		278	277

One New York Plaza Trust
1.056% due 01/15/2026 •		3,000	3,023

PFP Ltd.
0.950% due 04/14/2038 •		3,600	3,613

Prime Mortgage Trust
0.509% due 02/25/2034 •		31	30

Residential Funding Mortgage Securities, Inc. Trust
3.216% due 09/25/2035 ^~		175	135
4.705% due 09/25/2035 ~		234	168

Resloc UK PLC
0.240% due 12/15/2043 •	GBP	1,028	1,369

Structured Adjustable Rate Mortgage Loan Trust
2.680% due 07/25/2034 ~		$82	88
3.009% due 02/25/2037 ^~		1,533	1,335

Structured Asset Mortgage Investments Trust
0.309% due 08/25/2036 •		27	76
0.610% due 07/19/2035 •		339	329
0.950% due 10/19/2033 •		16	15
0.959% due 05/25/2047 •		5,154	4,327

Towd Point HE Trust
0.918% due 02/25/2063 ~		4,209	4,212

Towd Point Mortgage Funding
0.951% due 07/20/2045 •	GBP	5,932	8,200

Towd Point Mortgage Funding PLC
0.950% due 05/20/2045 •		7,781	10,769
1.058% due 10/20/2051 •		5,830	8,088

Trinity Square PLC
1.178% due 07/15/2051 •		1,886	2,604

WaMu Mortgage Pass-Through Certificates Trust
0.689% due 10/25/2045 •		$157	157
2.526% due 12/25/2036 ^~		1,157	1,108
3.424% due 02/25/2037 ^~		1,265	1,267

Wells Fargo Alternative Loan Trust
6.000% due 06/25/2037 ^		3,060	3,031

Total Non-Agency Mortgage-Backed Securities (Cost $109,478)			117,429

ASSET-BACKED SECURITIES 9.9%

Catamaran CLO Ltd.
1.313% due 01/18/2029 •		3,400	3,403

CIT Mortgage Loan Trust
1.459% due 10/25/2037 •		1,388	1,396

Citigroup Mortgage Loan Trust
0.269% due 12/25/2036 •		390	263

Citigroup Mortgage Loan Trust Asset-Backed Pass-Through Certificates
1.054% due 10/25/2034 •		2,634	2,624

CLNC FL1 Ltd.
1.360% due 08/20/2035 •		3,900	3,899

Countrywide Asset-Backed Certificates
0.249% due 06/25/2035 •		372	351
0.629% due 12/25/2036 ^•		1,100	1,073
0.709% due 06/25/2036 •		7,800	7,734

Countrywide Asset-Backed Certificates Trust
0.249% due 03/25/2037 •		194	187
1.114% due 08/25/2035 •		145	146

Credit Acceptance Auto Loan Trust
3.470% due 05/17/2027		178	178

Crown Point CLO Ltd.
1.163% due 07/17/2028 •		3,142	3,142

Evans Grove CLO Ltd.
1.111% due 05/28/2028 •		2,293	2,294

Figueroa CLO Ltd.
1.141% due 01/15/2027 •		213	214

First Franklin Mortgage Loan Trust
0.419% due 10/25/2036 •		5,800	4,977

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Ford Credit Auto Owner Trust
2.030% due 12/15/2027		$2,500	$2,509

Fremont Home Loan Trust
0.649% due 02/25/2036 •		1,000	931
0.908% due 12/25/2029 •		27	26

GSAMP Trust
0.694% due 01/25/2036 •		3,816	3,817
0.859% due 01/25/2034 •		2,355	2,314
1.759% due 10/25/2034 •		19	20

Harvest CLO DAC
0.640% due 10/15/2031 •	EUR	4,500	5,275
0.680% due 10/20/2031 •(b)		3,000	3,518

HERA Commercial Mortgage Ltd.
1.170% due 02/18/2038 •		$4,400	4,404

Hertz Fleet Lease Funding LP
0.606% due 05/10/2032 •		1,497	1,497

JP Morgan Mortgage Acquisition Trust
0.369% due 06/25/2037 •		8,676	8,612

KVK CLO Ltd.
1.134% due 01/14/2028 •		1,713	1,711

LCM LP
1.197% due 07/20/2030 •(b)		3,600	3,600

LoanCore Issuer Ltd.
1.236% due 05/15/2028 •		1,587	1,589

LP Credit Card ABS Master Trust
1.680% due 08/20/2024 •		2,313	2,405

Man GLG Euro CLO DAC
0.690% due 12/15/2031 •	EUR	3,000	3,553

MASTR Specialized Loan Trust
0.369% due 06/25/2046 •		$495	479
0.479% due 01/25/2037 •		279	160
0.629% due 02/25/2036 •		391	380

MidOcean Credit CLO
1.041% due 04/15/2027 •		914	916

Morgan Stanley ABS Capital, Inc. Trust
1.039% due 11/25/2034 •		1,397	1,396

Morgan Stanley Capital, Inc. Trust
0.469% due 03/25/2036 •		39	35

Ownit Mortgage Loan Trust
1.009% due 10/25/2036 ^•		4,101	4,159

OZLM Funding Ltd.
1.088% due 07/22/2029 •		4,400	4,400

Park Place Securities, Inc. Asset-Backed Pass-Through Certificates
1.909% due 12/25/2034 •		1,352	1,392

Renaissance Home Equity Loan Trust
5.612% due 04/25/2037 þ		927	400

Residential Asset Mortgage Products Trust
0.549% due 12/25/2035 •		476	444
0.649% due 02/25/2036 •		1,000	961

Residential Asset Securities Corp. Trust
0.349% due 10/25/2036 •		1,943	1,900

Sound Point CLO Ltd.
1.156% due 07/25/2030 •		3,200	3,200
1.274% due 10/20/2028 •		4,100	4,105
1.368% due 01/23/2029 •		3,700	3,705

Soundview Home Loan Trust
0.784% due 06/25/2035 •		886	884

Starwood Commercial Mortgage Trust
1.186% due 07/15/2038 •		3,000	3,000

Structured Asset Investment Loan Trust
1.009% due 05/25/2035 •		2,500	2,512

Structured Asset Securities Corp. Mortgage Loan Trust
0.319% due 02/25/2037 •		1,748	1,674
1.114% due 11/25/2035 •		500	493

TCW CLO Ltd.
1.274% due 10/20/2031 •		4,170	4,174

Tralee CLO Ltd.
1.334% due 10/20/2028 •		3,983	3,984

Venture CLO Ltd.
1.121% due 04/15/2027 •		2,967	2,971
1.166% due 09/07/2030 •		3,600	3,600
1.231% due 07/20/2030 •		3,500	3,496

104	PIMCO BOND FUNDS	See Accompanying Notes

March 31, 2021

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
1.399% due 07/15/2031 •		$4,400	$4,401

Wellfleet CLO Ltd.
1.074% due 04/20/2029 •		3,600	3,599

Z Capital Credit Partners CLO Ltd.
1.173% due 07/16/2027 •		1,543	1,544

Total Asset-Backed Securities (Cost $135,998)			142,026

SOVEREIGN ISSUES 8.7%

Brazil Letras do Tesouro Nacional
0.000% due 10/01/2021 (d)	BRL	271,800	47,332
0.000% due 01/01/2022 (d)		56,200	9,654

Chile Government International Bond
1.625% due 01/30/2025	EUR	3,800	4,740

Emirate of Abu Dhabi Government International Bond
2.500% due 04/16/2025		$3,400	3,591

Israel Government International Bond
0.050% (MAKA5DAY) due 11/30/2021 ~	ILS	21,000	6,281
2.750% due 07/03/2030		$4,100	4,300
5.500% due 01/31/2022	ILS	6,800	2,127

Japan Bank for International Cooperation
2.375% due 07/21/2022		$3,700	3,801

Japan Finance Organization for Municipalities
3.375% due 09/27/2023		5,300	5,665

Peru Government International Bond
5.400% due 08/12/2034	PEN	2,000	521
5.940% due 02/12/2029		12,000	3,640
8.200% due 08/12/2026		20,500	7,162

Province of Ontario
3.150% due 06/02/2022	CAD	3,100	2,550
4.000% due 06/02/2021		2,000	1,601

Province of Quebec
3.500% due 12/01/2022		600	503
4.250% due 12/01/2021		10,600	8,662

Provincia de Buenos Aires
37.855% due 04/12/2025	ARS	4,288	25

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Qatar Government International Bond
3.375% due 03/14/2024		$4,300	$4,621
3.875% due 04/23/2023		1,000	1,067

Saudi Government International Bond
2.375% due 10/26/2021		7,200	7,280

Total Sovereign Issues (Cost $127,723)			125,123

		SHARES
PREFERRED SECURITIES 1.0%

BANKING & FINANCE 0.2%

Banco Bilbao Vizcaya Argentaria S.A.
8.875% due 04/14/2021 •(e)(f)		2,200,000	2,587

UTILITIES 0.8%

AT&T Mobility LLC
7.000% due 10/20/2022 «(e)(g)		464,023	12,371

Total Preferred Securities (Cost $14,943)			14,958

		PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 16.4%

ARGENTINA TREASURY BILLS 0.0%
18.893% due 06/30/2021 - 09/13/2021 (c)(d)	ARS	9,033	63

ISRAEL TREASURY BILLS 0.5%
(0.044)% due 10/06/2021 - 11/30/2021 (c)(d)	ILS	26,200	7,839

JAPAN TREASURY BILLS 7.6%
(0.107)% due 05/24/2021 - 06/28/2021 (c)(d)	JPY	12,090,000	109,213

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
U.S. TREASURY BILLS 6.2%
0.060% due 05/25/2021 - 08/26/2021 (c)(d)(i)	$89,323	$89,318

U.S. TREASURY CASH MANAGEMENT BILLS 2.1%
0.053% due 07/06/2021 - 07/13/2021 (c)(d)(i)(k)	29,834	29,833

Total Short-Term Instruments (Cost $239,662)		236,266

Total Investments in Securities (Cost $1,331,116)		1,352,163

	SHARES
INVESTMENTS IN AFFILIATES 7.4%

SHORT-TERM INSTRUMENTS 7.4%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 7.4%

PIMCO Short Asset Portfolio	9,446,553	94,787

PIMCO Short-Term Floating NAV Portfolio III	1,279,909	12,620

Total Short-Term Instruments (Cost $107,157)		107,407

Total Investments in Affiliates (Cost $107,157)		107,407

Total Investments 101.2% (Cost $1,438,273)		$1,459,570

Financial Derivative Instruments (h)(j) 0.5% (Cost or Premiums, net $(1,618))		6,850

Other Assets and Liabilities, net (1.7)%		(24,521)

Net Assets 100.0%		$1,441,899

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
«	Security valued using significant unobservable inputs (Level 3).
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
(a)	Security is an Interest Only (“IO”) or IO Strip.
(b)	When-issued security.
(c)	Coupon represents a weighted average yield to maturity.
(d)	Zero coupon security.
(e)	Perpetual maturity; date shown, if applicable, represents next contractual call date.
(f)	Contingent convertible security.

(g)  RESTRICTED SECURITIES:

Issuer Description	Coupon	Maturity Date	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
AT&T Mobility LLC	7.000%	10/20/2022	09/24/2020	$12,456	$12,371	0.86%

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2021	105

Schedule of Investments	PIMCO Moderate Duration Fund	(Cont.)

BORROWINGS AND OTHER FINANCING TRANSACTIONS

SHORT SALES:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales
U.S. Government Agencies (4.6)%
Uniform Mortgage-Backed Security, TBA	2.000%	05/01/2051	$18,000	$(17,942)	$(17,935)
Uniform Mortgage-Backed Security, TBA	4.000	04/01/2051	45,738	(49,209)	(49,075)

Total Short Sales (4.6)%				$(67,151)	$(67,010)

The average amount of borrowings outstanding during the period ended March 31, 2021 was $(1,349) at a weighted average interest rate of (0.544%). Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(h)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
U.S. Treasury 5-Year Note June Futures	06/2021	2,767	$	341,443	$(4,534)	$0	$(454)
U.S. Treasury 10-Year Note June Futures	06/2021	2,472		323,678	(7,902)	0	(618)

					$(12,436)	$0	$(1,072)

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
Euro-Bund 10-Year Bond June Futures	06/2021	4	$	(803)	$1	$3	$(1)
Euro-Buxl 30-Year Bond June Futures	06/2021	20		(4,832)	(42)	28	(20)
U.S. Treasury 30-Year Bond June Futures	06/2021	280		(43,286)	1,745	122	0
U.S. Treasury Ultra Long-Term Bond June Futures	06/2021	126		(22,834)	1,346	146	0
United Kingdom Long Gilt June Futures	06/2021	36		(6,332)	72	26	(1)

					$3,122	$325	$(22)

Total Futures Contracts					$(9,314)	$325	$(1,094)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(1)

Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2021(2)	Notional Amount(3)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(4)	Variation Margin
										Asset	Liability
General Electric Co.	1.000%	Quarterly	12/20/2023	0.463%	$	1,900	$(85)	$113	$28	$0	$0
General Electric Co.	1.000	Quarterly	06/20/2024	0.511		1,200	(2)	21	19	1	0
General Electric Co.	1.000	Quarterly	12/20/2024	0.611		600	(10)	19	9	0	0
General Electric Co.	1.000	Quarterly	12/20/2025	0.780		2,500	15	11	26	1	0
General Electric Co.	1.000	Quarterly	06/20/2026	0.855		500	3	1	4	1	0
Rolls-Royce PLC	1.000	Quarterly	06/20/2025	2.535	EUR	3,500	(632)	381	(251)	7	0

							$(711)	$546	$(165)	$10	$0

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(1)

Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(3)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(4)	Variation Margin
									Asset	Liability
iTraxx Crossover 34 5-Year Index	5.000%	Quarterly	12/20/2025	EUR	1,283	$180	$6	$186	$6	$0
iTraxx Crossover 35 5-Year Index	5.000	Quarterly	06/20/2026		2,000	262	20	282	14	0

						$442	$26	$468	$20	$0

106	PIMCO BOND FUNDS	See Accompanying Notes

March 31, 2021

INTEREST RATE SWAPS

Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Receive(5)	1-Day GBP-SONIO Compounded-OIS	0.500%	Annual	06/16/2051	GBP	20,600	$(1,120)	$4,562	$3,442	$270	$0
Receive	1-Year BRL-CDI	2.850	Maturity	01/03/2022	BRL	50,200	0	94	94	0	(3)
Receive	1-Year BRL-CDI	2.859	Maturity	01/03/2022		34,000	0	62	62	0	(2)
Receive	1-Year BRL-CDI	2.860	Maturity	01/03/2022		39,900	(1)	76	75	0	(3)
Receive	1-Year BRL-CDI	2.870	Maturity	01/03/2022		11,100	0	20	20	0	(1)
Receive	1-Year BRL-CDI	2.871	Maturity	01/03/2022		18,000	0	33	33	0	(1)
Receive	1-Year BRL-CDI	2.883	Maturity	01/03/2022		56,000	0	100	100	0	(4)
Pay	1-Year BRL-CDI	3.345	Maturity	01/03/2022		5,200	0	(6)	(6)	0	0
Pay	1-Year BRL-CDI	3.350	Maturity	01/03/2022		152,800	(1)	(177)	(178)	10	0
Receive	1-Year BRL-CDI	3.360	Maturity	01/03/2022		674,200	209	(510)	(301)	43	0
Pay	1-Year BRL-CDI	3.700	Maturity	01/03/2022		128,900	(26)	(90)	(116)	8	0
Pay	1-Year BRL-CDI	3.978	Maturity	01/03/2022		54,100	0	(34)	(34)	3	0
Pay	3-Month USD-LIBOR	2.800	Semi-Annual	08/22/2023		$24,700	(551)	2,066	1,515	0	(8)
Receive	6-Month JPY-LIBOR	0.300	Semi-Annual	03/18/2026	JPY	5,470,000	(318)	(421)	(739)	28	0
Pay	6-Month JPY-LIBOR	0.095	Semi-Annual	09/13/2026		930,000	0	(50)	(50)	0	(6)
Pay	6-Month JPY-LIBOR	0.092	Semi-Annual	09/13/2026		470,000	0	(24)	(24)	0	(3)
Pay	6-Month JPY-LIBOR	0.068	Semi-Annual	09/18/2026		780,000	0	(31)	(31)	0	(5)
Pay	6-Month JPY-LIBOR	0.062	Semi-Annual	09/18/2026		1,250,000	(1)	(46)	(47)	0	(8)
Pay	6-Month JPY-LIBOR	0.064	Semi-Annual	09/19/2026		463,000	0	(18)	(18)	0	(3)
Pay	6-Month JPY-LIBOR	0.063	Semi-Annual	09/19/2026		463,000	0	(18)	(18)	0	(3)
Pay	6-Month JPY-LIBOR	0.087	Semi-Annual	09/20/2026		231,000	0	(11)	(11)	0	(1)
Pay	6-Month JPY-LIBOR	0.097	Semi-Annual	09/24/2026		563,000	1	(32)	(31)	0	(3)
Receive	6-Month JPY-LIBOR	0.300	Semi-Annual	09/20/2027		720,000	(37)	(74)	(111)	7	0
Receive	6-Month JPY-LIBOR	0.300	Semi-Annual	03/20/2028		880,000	63	(202)	(139)	10	0
Pay	6-Month JPY-LIBOR	0.380	Semi-Annual	06/18/2028		3,410,000	134	623	757	0	(41)
Receive	6-Month JPY-LIBOR	0.399	Semi-Annual	06/18/2028		140,000	0	(33)	(33)	2	0
Receive	6-Month JPY-LIBOR	0.450	Semi-Annual	03/20/2029		1,580,000	(87)	(339)	(426)	23	0
Pay	6-Month JPY-LIBOR	0.036	Semi-Annual	03/10/2038		236,000	0	(110)	(110)	0	(12)
Pay	6-Month JPY-LIBOR	0.040	Semi-Annual	03/10/2038		236,000	0	(108)	(108)	0	(12)
Receive	6-Month JPY-LIBOR	0.750	Semi-Annual	03/20/2038		753,000	47	(512)	(465)	45	0
Receive	6-Month JPY-LIBOR	0.800	Semi-Annual	10/22/2038		150,000	0	(109)	(109)	8	0
Receive	6-Month JPY-LIBOR	0.705	Semi-Annual	10/31/2038		440,000	28	(280)	(252)	24	0
Receive	6-Month JPY-LIBOR	0.785	Semi-Annual	11/12/2038		230,000	1	(162)	(161)	13	0
Receive	6-Month JPY-LIBOR	0.750	Semi-Annual	12/20/2038		1,160,500	59	(794)	(735)	65	0
Pay	6-Month JPY-LIBOR	0.122	Semi-Annual	08/22/2039		840,000	86	(436)	(350)	0	(48)
Pay	6-Month JPY-LIBOR	0.123	Semi-Annual	08/22/2039		400,000	10	(176)	(166)	0	(23)
Pay	6-Month JPY-LIBOR	0.103	Semi-Annual	08/28/2039		150,000	0	(67)	(67)	0	(8)
Pay	6-Month JPY-LIBOR	0.430	Semi-Annual	03/19/2041		229,000	0	9	9	0	(15)
Pay	6-Month JPY-LIBOR	0.410	Semi-Annual	03/25/2041		39,500	0	0	0	0	(5)
Receive	6-Month JPY-LIBOR	1.000	Semi-Annual	03/21/2048		150,000	367	(198)	169	0	(16)
Receive	6-Month JPY-LIBOR	0.538	Semi-Annual	03/15/2051		466,000	(4)	17	13	45	0
Receive	6-Month JPY-LIBOR	0.520	Semi-Annual	03/16/2051		101,000	0	7	7	12	0
Receive	6-Month JPY-LIBOR	0.350	Semi-Annual	03/17/2051		165,000	91	(7)	84	19	0
Receive	6-Month JPY-LIBOR	0.557	Semi-Annual	03/17/2051		342,000	0	(7)	(7)	41	0
Receive	6-Month JPY-LIBOR	0.570	Semi-Annual	03/19/2051		158,000	0	(9)	(9)	19	0

							$(1,050)	$2,578	$1,528	$695	$(234)

Total Swap Agreements							$(1,319)	$3,150	$1,831	$725	$(234)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of March 31, 2021:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset(6)			Market Value	Variation Margin Liability(6)
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements	Total
Total Exchange-Traded or Centrally Cleared	$0	$325	$732	$1,057	$ 0	$ (1,094)	$ (237)	$ (1,331)

(i)

Securities with an aggregate market value of $10,016 and cash of $8,855 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2021. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2021	107

Schedule of Investments	PIMCO Moderate Duration Fund	(Cont.)

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.
(6)	Unsettled variation margin asset of $7 and liability of $(3) for closed swap agreements is outstanding at period end.

(j)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BOA	04/2021	BRL	40,683		$7,141	$0	$(87)
	04/2021		$7,415	BRL	40,683	0	(188)
	05/2021	EUR	7,462		$8,962	204	0
	05/2021	ILS	126		38	1	0

BPS	04/2021	BRL	22,500		4,091	93	0
	04/2021		$3,949	BRL	22,500	48	0
	05/2021	EUR	3,122		$3,730	66	0
	05/2021	JPY	4,600,000		43,822	2,258	0
	08/2021	PEN	4,190		1,135	16	0

BSH	04/2021	BRL	105,600		19,555	816	(22)
	04/2021		$18,629	BRL	105,600	157	(25)
	10/2021	BRL	115,000		$20,237	138	0
	01/2022		33,300		5,788	35	0

CBK	04/2021	PEN	9,535		2,628	81	0
	04/2021		$130	MXN	2,620	0	(2)
	04/2021		2,571	PEN	9,535	0	(24)
	05/2021	EUR	3,009		$3,536	4	0
	05/2021	GBP	45,055		62,624	503	0
	05/2021		$1,125	GBP	794	0	(30)
	06/2021	PEN	19,836		$5,373	76	0
	06/2021		$4,532	CLP	3,307,723	61	0
	08/2021	PEN	14,285		$3,927	113	0
	09/2021		4,597		1,246	19	0
	10/2021	ILS	12,004		3,628	26	0
	11/2021		28,213		8,609	133	0
	01/2022		7,176		2,190	31	0

DUB	04/2021	BRL	40,683		7,347	120	0
	04/2021		$7,141	BRL	40,683	87	0
	05/2021		7,338		40,683	0	(123)

HUS	05/2021	EUR	30,741		$37,141	1,060	0
	05/2021	GBP	1,114		1,545	9	0
	05/2021	ILS	301		92	2	0
	05/2021		$1,331	GBP	948	0	(24)
	06/2021		5,997	MXN	125,032	77	0

JPM	04/2021	BRL	176,400		$31,763	629	(205)
	04/2021		$31,683	BRL	176,400	0	(343)
	10/2021	BRL	156,800		$27,766	361	0
	11/2021	ILS	6,998		2,161	59	0
	01/2022	BRL	22,900		4,006	50	0

MYI	05/2021		$1,010	AUD	1,281	0	(37)

RBC	06/2021	JPY	2,131,794		$19,610	340	0

SCX	06/2021		5,358,206		49,234	801	0

SOG	05/2021		102,600		969	43	0

TOR	04/2021	CAD	16,967		13,403	0	(98)
	04/2021		$13,500	CAD	16,967	2	0
	05/2021	CAD	16,967		$13,500	0	(2)

UAG	05/2021	AUD	5,814		4,511	94	0

Total Forward Foreign Currency Contracts						$8,613	$(1,210)

108	PIMCO BOND FUNDS	See Accompanying Notes

March 31, 2021

PURCHASED OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Cost	Market Value
GLM	Put - OTC 30-Year Interest Rate Swap	6-Month GBP-LIBOR	Receive	0.900%	03/15/2022	4,200	$444	$464

Total Purchased Options							$444	$464

WRITTEN OPTIONS:

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
BOA	Call - OTC USD versus BRL	BRL	6.250	05/27/2021	5,700	$(90)	$(30)

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
GLM	Put - OTC 10-Year Interest Rate Swap	6-Month GBP-LIBOR	Pay	0.800%	03/15/2022	11,300	$ (430)	$(468)

OPTIONS ON SECURITIES

Counterparty	Description	Strike Price	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
FAR	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 04/01/2051	$101.844	04/07/2021	2,000	$(6)	$(41)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 05/01/2051	99.547	05/06/2021	7,000	(45)	(51)

GSC	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 06/01/2051	101.172	06/07/2021	4,000	(24)	(23)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 06/01/2051	101.586	06/07/2021	4,000	(25)	(27)

JPM	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 05/01/2051	100.750	05/06/2021	4,000	(28)	(55)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 05/01/2051	101.430	05/06/2021	4,000	(12)	(4)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 05/01/2051	101.438	05/06/2021	3,000	(11)	(3)

					$(151)	$(204)

Total Written Options					$(671)	$(702)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON SOVEREIGN ISSUES - SELL PROTECTION(2)

Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2021(3)	Notional Amount(4)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(5)
									Asset	Liability
BOA	Colombia Government International Bond	1.000%	Quarterly	06/20/2021	0.307%	$1,700	$11	$(8)	$3	$0

CBK	Colombia Government International Bond	1.000	Quarterly	06/20/2021	0.307	4,700	30	(21)	9	0

GST	South Africa Government International Bond	1.000	Quarterly	06/20/2024	1.631	2,700	(113)	60	0	(53)

Total Swap Agreements							$(72)	$31	$12	$(53)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of March 31, 2021:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(6)
BOA	$205	$0	$3	$208	$(275)	$(30)	$0	$(305)	$(97)	$0	$(97)
BPS	2,481	0	0	2,481	0	0	0	0	2,481	(2,350)	131
BSH	1,146	0	0	1,146	(47)	0	0	(47)	1,099	(2,050)	(951)
CBK	1,047	0	9	1,056	(56)	0	0	(56)	1,000	(1,300)	(300)
DUB	207	0	0	207	(123)	0	0	(123)	84	(10)	74
FAR	0	0	0	0	0	(92)	0	(92)	(92)	0	(92)
GLM	0	464	0	464	0	(468)	0	(468)	(4)	0	(4)
GSC	0	0	0	0	0	(50)	0	(50)	(50)	0	(50)
GST	0	0	0	0	0	0	(53)	(53)	(53)	52	(1)

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2021	109

Schedule of Investments	PIMCO Moderate Duration Fund	(Cont.)

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(6)
HUS	$1,148	$0	$0	$1,148	$(24)	$0	$0	$(24)	$1,124	$(910)	$214
JPM	1,099	0	0	1,099	(548)	(62)	0	(610)	489	(1,070)	(581)
MYI	0	0	0	0	(37)	0	0	(37)	(37)	0	(37)
RBC	340	0	0	340	0	0	0	0	340	(280)	60
SCX	801	0	0	801	0	0	0	0	801	(610)	191
SOG	43	0	0	43	0	0	0	0	43	0	43
TOR	2	0	0	2	(100)	0	0	(100)	(98)	261	163
UAG	94	0	0	94	0	0	0	0	94	0	94

Total Over the Counter	$8,613	$464	$12	$9,089	$(1,210)	$(702)	$(53)	$(1,965)

(k)

Securities with an aggregate market value of $313 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of March 31, 2021.

(1)	Notional Amount represents the number of contracts.
(2)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(6)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2021:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$325	$325
Swap Agreements	0	30	0	0	702	732

	$0	$30	$0	$0	$1,027	$1,057

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$8,613	$0	$8,613
Purchased Options	0	0	0	0	464	464
Swap Agreements	0	12	0	0	0	12

	$0	$12	$0	$8,613	$464	$9,089

	$0	$42	$0	$8,613	$1,491	$10,146

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$1,094	$1,094
Swap Agreements	0	0	0	0	237	237

	$0	$0	$0	$0	$1,331	$1,331

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$1,210	$0	$1,210
Written Options	0	0	0	30	672	702
Swap Agreements	0	53	0	0	0	53

	$0	$53	$0	$1,240	$672	$1,965

	$0	$53	$0	$1,240	$2,003	$3,296

110	PIMCO BOND FUNDS	See Accompanying Notes

March 31, 2021

The effect of Financial Derivative Instruments on the Statements of Operations for the year ended March 31, 2021:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$(41)	$(41)
Written Options	0	0	0	0	83	83
Futures	0	0	0	0	19,166	19,166
Swap Agreements	0	5,078	0	0	(2,717)	2,361

	$0	$5,078	$0	$0	$16,491	$21,569

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$1,278	$0	$1,278
Written Options	0	14	0	41	560	615
Swap Agreements	0	142	0	0	0	142

	$0	$156	$0	$1,319	$560	$2,035

	$0	$5,234	$0	$1,319	$17,051	$23,604

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$(551)	$(551)
Futures	0	0	0	0	(29,671)	(29,671)
Swap Agreements	0	(3,399)	0	0	7,441	4,042

	$0	$(3,399)	$0	$0	$(22,781)	$(26,180)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(5,171)	$0	$(5,171)
Purchased Options	0	0	0	0	20	20
Written Options	0	235	0	671	(92)	814
Swap Agreements	0	65	0	0	0	65

	$0	$300	$0	$(4,500)	$(72)	$(4,272)

	$0	$(3,099)	$0	$(4,500)	$(22,853)	$(30,452)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2021 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2021
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$0	$277,488	$0	$277,488
Industrials	0	196,575	0	196,575
Utilities	0	54,782	0	54,782
Municipal Bonds & Notes
California	0	4,675	0	4,675
U.S. Government Agencies	0	104,125	0	104,125
U.S. Treasury Obligations	0	78,716	0	78,716
Non-Agency Mortgage-Backed Securities	0	117,429	0	117,429
Asset-Backed Securities	0	142,026	0	142,026
Sovereign Issues	0	125,123	0	125,123
Preferred Securities
Banking & Finance	0	2,587	0	2,587
Utilities	0	0	12,371	12,371
Short-Term Instruments
Argentina Treasury Bills	0	63	0	63
Israel Treasury Bills	0	7,839	0	7,839
Japan Treasury Bills	0	109,213	0	109,213
U.S. Treasury Bills	0	89,318	0	89,318
U.S. Treasury Cash Management Bills	0	29,833	0	29,833

	$0	$1,339,792	$12,371	$1,352,163

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2021
Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$107,407	$0	$0	$107,407

Total Investments	$107,407	$1,339,792	$12,371	$1,459,570

Short Sales, at Value - Liabilities
U.S. Government Agencies	$0	$(67,010)	$0	$(67,010)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	325	725	0	1,050
Over the counter	0	9,089	0	9,089

	$325	$9,814	$0	$10,139

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(1,094)	(234)	0	(1,328)
Over the counter	0	(1,965)	0	(1,965)

	$(1,094)	$(2,199)	$0	$(3,293)

Total Financial Derivative Instruments	$(769)	$7,615	$0	$6,846

Totals	$106,638	$1,280,397	$12,371	$1,399,406

There were no significant transfers into or out of Level 3 during the period ended March 31, 2021.

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2021	111

Schedule of Investments	PIMCO Mortgage-Backed Securities Fund

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 155.2%

CORPORATE BONDS & NOTES 0.2%

BANKING & FINANCE 0.2%

Preferred Term Securities Ltd.
1.111% (US0003M + 0.860%) due 07/03/2033 ~	$368	$360

Total Corporate Bonds & Notes (Cost $292)		360

U.S. GOVERNMENT AGENCIES 128.2%

Fannie Mae
0.000% due 07/25/2022 (b)(e)	1	1
0.178% due 12/25/2036 •	587	583
0.200% due 02/25/2043 •(a)	206	2
0.229% due 03/25/2034 •	93	92
0.259% due 08/25/2034 •	9	9
0.358% due 06/25/2033 •	13	12
0.378% due 06/25/2032 •	67	65
0.409% due 12/25/2048 •	634	634
0.458% due 11/25/2032 •	26	26
0.508% due 04/18/2028 •	1	1
0.509% due 03/25/2049 •	480	484
0.559% due 05/25/2023 - 07/25/2036 •	361	365
0.573% due 08/25/2050 •	389	393
0.609% due 03/25/2032 - 11/25/2059 •	1,987	2,011
0.759% due 02/25/2024 •	26	26
0.769% due 04/25/2037 •	491	498
1.050% due 02/01/2036 •	195	197
1.109% due 04/25/2023 - 04/25/2032 •	48	49
1.390% due 03/01/2032 •	7	7
1.579% due 08/01/2042 - 10/01/2044 •	440	454
1.587% due 08/01/2027 •	27	27
1.653% due 12/01/2034 •	1	1
1.708% due 01/01/2035 •	13	14
1.729% due 03/01/2035 •	5	5
1.737% due 02/01/2035 •	29	30
1.740% due 10/25/2046 ~(a)	29	2
1.764% due 01/01/2035 •	57	59
1.778% due 02/01/2035 •	8	8
1.780% due 01/01/2035 •	16	17
1.782% due 01/01/2035 •	11	12
1.790% due 01/01/2035 •	21	21
1.800% due 05/01/2035 •	80	84
1.850% due 07/25/2052 ~(a)	107	5
1.866% due 07/25/2044 ~(a)	95	5
1.875% due 11/01/2034 •	5	5
1.920% due 12/01/2034 •	4	4
1.957% due 03/25/2045 ~(a)	233	12
1.970% due 09/01/2034 - 10/01/2035 •	110	111
1.971% due 10/01/2035 •	5	5
1.972% due 02/01/2035 •	10	10
2.000% due 08/25/2042	1,143	1,146
2.006% due 02/01/2035 •	17	18
2.017% due 01/25/2045 ~(a)	77	4
2.024% due 02/01/2035 •	12	13
2.025% due 03/01/2035 •	3	3
2.046% due 07/25/2044 ~(a)	116	6
2.077% due 04/25/2055 ~(a)	178	10
2.089% due 02/01/2035 •	7	7
2.146% due 08/25/2054 ~(a)	147	10
2.159% due 09/25/2045 ~(a)	96	5
2.165% due 02/01/2042 •	58	61
2.193% due 08/25/2055 ~(a)	106	6
2.197% due 11/01/2035 •	19	19
2.251% due 01/25/2031 ~(a)	1,750	255
2.257% due 07/25/2045 ~(a)	366	25
2.260% due 10/01/2028 - 12/01/2034 •	129	128
2.280% due 11/01/2035 •	9	9
2.284% due 08/25/2044 ~(a)	71	5
2.314% due 05/25/2035 ~	55	56
2.362% due 09/01/2035 •	13	13
2.419% due 01/25/2022 ~(a)	786	7
2.426% due 05/01/2035 •	47	50

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.500% due 07/01/2046 - 12/01/2046	$344	$349
2.501% due 03/01/2035 •	8	8
2.526% due 07/01/2035 •	9	10
2.532% due 10/01/2037 •	524	559
2.581% due 05/01/2038 •	368	389
2.679% due 09/01/2041 •	117	124
2.700% due 06/01/2030 •	1	1
2.767% due 07/01/2035 •	26	28
2.799% due 01/01/2036 •	128	136
2.814% due 07/01/2035 •	35	38
2.944% due 07/25/2039	298	309
3.000% due 07/25/2045 - 02/01/2057	2,279	2,343
3.000% due 04/25/2046 (a)	237	20
3.005% due 10/01/2032 •	104	104
3.192% due 05/01/2035 •	29	31
3.416% due 04/01/2035 •	37	37
3.485% due 04/01/2033 •	19	21
3.500% due 03/25/2044 - 01/01/2057	1,996	2,107
3.500% due 04/25/2046 (a)	161	8
3.532% due 11/01/2048 •	589	618
3.575% due 02/01/2026	500	524
4.000% due 06/01/2033 - 11/25/2045	1,132	1,241
4.500% due 09/01/2033 - 04/01/2059	2,207	2,547
5.491% due 06/25/2044 •(a)	492	70
5.827% due 04/25/2043 - 06/25/2043 •	750	755
5.837% due 06/25/2043 •	162	160
5.891% due 11/25/2049 •(a)	120	24
6.476% due 11/25/2035 •(a)	854	144
6.500% due 09/25/2023 - 01/25/2032	36	41
6.500% due 04/25/2038 (a)	20	5
7.000% due 09/25/2023	2	3
7.750% due 08/25/2022	2	2
8.000% due 07/25/2034	335	417
8.151% due 07/25/2043 •	766	840
9.065% due 10/25/2045 •	115	117

Freddie Mac
0.000% due 08/15/2056 - 10/15/2058 (b)(e)	1,470	1,254
0.356% due 05/15/2035 •	26	26
0.473% due 10/15/2037 - 10/15/2040 •	3,858	3,872
0.556% due 12/15/2031 •	45	45
0.606% due 09/15/2030 - 06/15/2042 •	332	336
0.733% due 01/25/2023 ~(a)	20,399	223
0.953% due 11/25/2022 ~(a)	9,331	109
1.462% due 04/25/2021 ~(a)	300	0
1.579% due 02/25/2045 •	119	119
1.643% due 10/15/2037 ~(a)	32	1
1.707% due 10/15/2037 ~(a)	13	1
1.839% due 05/15/2037 ~(a)	26	1
2.000% due 02/01/2035 - 03/01/2035 •	10	10
2.102% due 01/01/2035 •	12	12
2.110% due 03/15/2037 ~(a)	29	2
2.189% due 08/15/2041 ~(a)	26	1
2.206% due 11/15/2038 ~(a)	81	4
2.215% due 10/15/2041 ~(a)	64	3
2.313% due 02/01/2035 •	9	9
2.345% due 06/15/2038 ~(a)	60	4
2.348% due 11/15/2036 ~(a)	77	5
2.349% due 11/01/2036 •	113	120
2.350% due 01/01/2034 •	5	5
2.375% due 02/01/2035 •	3	3
2.402% due 02/15/2038 ~(a)	58	3
2.404% due 11/01/2031 •	8	8
2.442% due 11/15/2040 •	215	193
2.479% due 09/01/2034 •	206	220
2.497% due 08/15/2036 ~(a)	59	3
2.500% due 01/15/2045 - 09/01/2046	629	648
2.540% due 09/01/2035 •	89	89
2.585% due 05/01/2032 •	7	7
2.594% due 03/01/2035 •	2	2

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.774% due 10/01/2039 •	$351	$372
2.805% due 08/01/2036 •	12	13
3.000% due 06/15/2037 - 12/25/2046	4,683	4,816
3.191% due 06/01/2035 •	19	20
3.500% due 12/15/2022 - 12/01/2048	1,632	1,671
3.500% due 01/15/2043 - 08/15/2045 (a)	708	95
3.646% due 04/01/2035 •	23	25
3.730% due 02/01/2028 •	10	10
3.750% due 04/01/2035 •	16	18
4.000% due 03/15/2042 - 05/15/2048	3,276	3,626
4.000% due 09/15/2045 - 04/15/2046 (a)	1,579	265
4.500% due 04/01/2039 - 04/01/2044	495	554
5.000% due 09/01/2033 - 03/01/2049	2,251	2,582
5.500% due 04/01/2027 - 09/01/2039	1,197	1,405
5.500% due 10/15/2035 (a)	132	26
6.000% due 02/01/2024 - 05/01/2040	840	991
6.094% due 01/15/2043 •(a)	1,418	239
6.500% due 12/15/2023 - 03/15/2029	204	243
7.000% due 05/15/2037	492	631
8.000% due 06/15/2026	2	2
11.960% due 05/15/2035 •	137	170
15.539% due 05/15/2041 •	199	271

Ginnie Mae
0.000% due 12/20/2036 (b)(e)	170	155
0.470% due 02/20/2068 •	61	61
0.550% due 05/20/2065 •	42	42
0.600% due 03/20/2061 •	31	32
0.760% due 01/20/2065 •	57	58
0.840% due 09/20/2063 •	654	659
0.870% due 09/20/2065 •	731	742
1.120% due 04/20/2063 - 08/20/2063 •	2,205	2,239
1.161% due 08/20/2070 •	1,196	1,253
1.361% due 10/20/2070 •	1,307	1,379
1.420% due 09/20/2063 •	541	550
1.920% due 09/20/2045 ~(a)	157	5
1.951% due 12/20/2045 ~(a)	129	5
2.000% due 03/20/2043	70	70
2.001% due 11/20/2045 ~(a)	141	7
2.056% due 06/20/2043 ~(a)	105	5
2.250% (H15T1Y + 1.500%) due 07/20/2022 - 08/20/2026 ~	4	3
2.402% due 06/20/2042 ~(a)	121	7
2.452% due 06/20/2042 ~(a)	112	5
3.000% due 05/20/2039 (a)	73	1
3.000% due 02/15/2043 - 11/20/2067	4,792	5,034
3.500% due 02/15/2042 - 03/20/2048	7,066	7,623
3.500% due 08/20/2042 (a)	282	43
4.000% due 03/15/2045 - 04/20/2048	3,109	3,437
4.000% due 06/20/2045 (a)	653	89
4.070% due 01/15/2050	1,200	1,200
4.500% due 07/15/2039 - 02/20/2049	2,010	2,233
5.000% due 11/20/2034 - 12/20/2048	1,894	2,146
5.000% due 08/20/2045 •	85	86
5.500% due 09/15/2033 - 12/15/2039	149	174
6.000% due 05/20/2042	42	49
6.500% due 07/15/2024 - 08/15/2038	306	352
9.065% due 09/20/2045 •	138	143

Ginnie Mae, TBA
2.000% due 05/01/2051	6,500	6,553
2.500% due 05/01/2051	9,550	9,835
3.000% due 05/01/2051 - 06/01/2051	18,850	19,637
3.500% due 04/01/2051	1,200	1,263

112	PIMCO BOND FUNDS	See Accompanying Notes

March 31, 2021

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
4.000% due 04/01/2051 - 05/01/2051	$13,350	$14,256
4.500% due 04/01/2051	2,050	2,218

Uniform Mortgage-Backed Security
2.000% due 01/01/2028 - 04/01/2036	1,264	1,302
2.500% due 06/01/2028 - 01/01/2051	5,892	6,087
2.500% due 04/01/2051 (c)	300	308
3.000% due 06/01/2029 - 06/01/2050	16,892	17,824
3.500% due 12/01/2033 - 03/01/2050	8,771	9,451
4.000% due 07/01/2033 - 06/01/2049	16,176	17,704
4.500% due 07/01/2039 - 04/01/2049	2,609	2,892
5.000% due 06/01/2021 - 06/01/2023	31	33
5.500% due 08/01/2024 - 12/01/2048	589	677
6.000% due 03/01/2022 - 11/01/2040	825	972
6.500% due 11/01/2028 - 11/01/2037	453	517
7.500% due 09/01/2034	1	1

Uniform Mortgage-Backed Security, TBA
1.500% due 05/01/2036	3,000	3,009
2.000% due 05/01/2036 - 05/01/2051	28,900	29,300
2.500% due 05/01/2036 - 06/01/2051	24,150	24,851
3.000% due 05/01/2036	5,000	5,281
3.500% due 05/01/2036 - 05/01/2051	16,100	17,018
4.000% due 05/01/2036	600	639
4.500% due 05/01/2036	1,000	1,050
5.000% due 05/01/2051	2,000	2,217

Total U.S. Government Agencies (Cost $268,895)		272,497

NON-AGENCY MORTGAGE-BACKED SECURITIES 8.4%

BAMLL Commercial Mortgage Securities Trust
1.306% due 03/15/2034 •	1,000	1,001

Banc of America Funding Trust
0.691% due 05/20/2035 ^•	30	29
3.376% due 01/20/2047 ^~	190	183

Banc of America Mortgage Trust
3.362% due 07/20/2032 ~	2	2

Chevy Chase Funding LLC Mortgage-Backed Certificates
0.882% due 01/25/2035 •	13	13

Citigroup Commercial Mortgage Trust
2.056% due 02/15/2039 •	293	300
4.149% due 01/10/2036	1,000	1,080

Citigroup Mortgage Loan Trust
0.909% due 08/25/2035 ^•	344	321

Countrywide Alternative Loan Trust
0.311% due 07/20/2046 ^•	58	46
0.359% due 10/25/2046 ^•	58	45
0.391% due 09/20/2046 •	305	206
0.449% due 10/25/2046 ^•	341	269
0.529% due 05/25/2035 •	278	270
0.609% due 09/25/2046 ^•	404	337

Countrywide Home Loan Mortgage Pass-Through Trust
0.689% due 04/25/2035 •	85	83
0.789% due 03/25/2036 •	17	10
0.809% due 02/25/2036 ^•	8	4
1.029% due 09/25/2034 •	93	71
2.013% due 06/19/2031 ~	26	26
2.619% due 04/25/2035 ~	349	310

Credit Suisse Mortgage Capital Certificates
3.482% due 08/26/2058 ~	669	670

GreenPoint Mortgage Funding Trust
0.309% due 10/25/2046 ^•	200	179
0.309% due 12/25/2046 ^•	252	241
0.429% due 09/25/2046 ^•	352	329

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.449% due 10/25/2046 ^•	$338	$270
0.649% due 04/25/2036 ^•	11	20

GSR Mortgage Loan Trust
0.629% due 08/25/2046 •	213	128

HarborView Mortgage Loan Trust
0.301% due 07/21/2036 •	8	10
0.315% due 12/19/2036 •	685	641
0.590% due 03/19/2036 ^•	28	28

HomeBanc Mortgage Trust
0.469% due 12/25/2036 •	40	40

IndyMac Mortgage Loan Trust
0.309% due 11/25/2046 •	163	155
0.509% due 06/25/2046 •	76	70
3.258% due 08/25/2036 ~	2,069	2,044

JP Morgan Mortgage Trust
1.009% due 11/25/2049 •	361	364

La Hipotecaria El Salvadorian Mortgage Trust
3.358% due 01/15/2046 «	603	648
4.250% due 09/29/2046 «	1,080	1,187

La Hipotecaria Panamanian Mortgage Trust
3.508% due 11/24/2042 «•	694	733

Legacy Mortgage Asset Trust
3.000% due 06/25/2059 þ	344	347

Lehman XS Trust
0.429% due 11/25/2046 ^•	344	297

MASTR Adjustable Rate Mortgages Trust
0.709% due 05/25/2047 ^•	203	356
0.789% due 05/25/2047 ^•	275	323

MASTR Alternative Loan Trust
0.509% due 03/25/2036 ^•	967	55

Mellon Residential Funding Corp. Mortgage Pass-Through Certificates
0.806% due 11/15/2031 •	33	33

MFA Trust
1.381% due 04/25/2065 ~	835	843

New Residential Mortgage Loan Trust
2.750% due 07/25/2059 ~	1,471	1,535
2.750% due 11/25/2059 ~	842	879

Residential Accredit Loans, Inc. Trust
0.339% due 05/25/2037 ^•	23	17
0.509% due 12/25/2046 ^•	138	129
0.649% due 05/25/2046 ^•	92	81
3.187% due 08/25/2035 ^~	176	97

Sequoia Mortgage Trust
0.810% due 10/19/2026 •	28	28
0.871% due 10/20/2027 •	4	4

Structured Asset Mortgage Investments Trust
0.770% due 09/19/2032 •	12	12

Thornburg Mortgage Securities Trust
3.054% due 10/25/2046 •	80	81

UBS-Barclays Commercial Mortgage Trust
1.103% due 04/10/2046 ~(a)	2,909	48

WaMu Mortgage Pass-Through Certificates Trust
1.109% due 07/25/2044 •	62	63
1.159% due 12/25/2045 •	284	226

Washington Mutual Mortgage Pass-Through Certificates Trust
0.609% due 07/25/2046 ^•	0	1
0.979% due 12/25/2046 •	153	135

Total Non-Agency Mortgage-Backed Securities (Cost $16,610)		17,953

ASSET-BACKED SECURITIES 17.5%

ACE Securities Corp. Home Equity Loan Trust
0.249% due 07/25/2036 •	1,433	1,177

Aegis Asset-Backed Securities Trust
0.809% due 03/25/2035 •	698	695

Amortizing Residential Collateral Trust
0.809% due 10/25/2031 •	6	6

AMRESCO Residential Securities Corp. Mortgage Loan Trust
0.739% due 09/25/2028 •	26	26

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Centex Home Equity Loan Trust
0.409% due 01/25/2032 •	$10	$10

CIT Group Home Equity Loan Trust
0.649% due 06/25/2033 •	8	8

Citigroup Mortgage Loan Trust
0.269% due 12/25/2036 •	731	493

Conseco Finance Home Equity Loan Trust
1.606% due 05/15/2032 •	39	39

Countrywide Asset-Backed Certificates
0.249% due 04/25/2047 •	143	139
0.289% due 06/25/2047 •	410	409
0.359% due 02/25/2036 •	680	658
0.359% due 03/25/2037 •	100	96

Crown Point CLO Ltd.
1.163% due 07/17/2028 •	2,356	2,357

EMC Mortgage Loan Trust
1.618% due 08/25/2040 •	41	42

Figueroa CLO Ltd.
1.141% due 01/15/2027 •	151	151

Fremont Home Loan Trust
0.244% due 10/25/2036 •	590	542

GoldentTree Loan Management U.S. CLO Ltd.
1.174% due 04/20/2029 •	1,200	1,200

GSAA Home Equity Trust
0.409% due 03/25/2037 •	222	127

GSAMP Trust
0.239% due 12/25/2046 •	498	335
0.249% due 12/25/2036 •	953	618

Home Equity Asset Trust
0.709% due 11/25/2032 •	3	2

HSI Asset Securitization Corp. Trust
0.249% due 01/25/2037 •	370	332

Jamestown CLO Ltd.
1.443% due 01/17/2027 •	537	538

LCM LP
1.197% due 07/20/2030 •(c)	2,000	2,000

Legacy Mortgage Asset Trust
3.438% due 05/25/2059 þ	255	256
3.750% due 04/25/2059 þ	677	683

MKS CLO Ltd.
1.224% due 07/20/2030 •	200	200

Morgan Stanley ABS Capital, Inc. Trust
0.179% due 10/25/2036 •	487	323
0.239% due 01/25/2037 •	1,067	592

Morgan Stanley Mortgage Loan Trust
0.469% due 04/25/2037 •	608	264

Mountain View CLO LLC
1.313% due 10/16/2029 •	1,000	1,000

Option One Mortgage Loan Trust
0.249% due 01/25/2037 •	727	547

Pretium Mortgage Credit Partners LLC
3.179% due 06/27/2069 þ	882	884

Residential Asset Securities Corp. Trust
0.359% due 11/25/2036 ^•	731	705

Saxon Asset Securities Trust
1.859% due 12/25/2037 •	202	199

Securitized Asset-Backed Receivables LLC Trust
0.763% due 01/25/2035 •	312	306

Sound Point CLO Ltd.
1.101% due 01/23/2029 •(c)	10,600	10,600

Steele Creek CLO Ltd.
1.048% due 05/21/2029 •	500	500

Structured Asset Investment Loan Trust
0.729% due 01/25/2036 •	1,016	983
1.039% due 06/25/2035 •	2,000	1,968

Towd Point Mortgage Trust
1.109% due 05/25/2058 •	452	456
1.636% due 04/25/2060 ~	1,230	1,241
2.710% due 01/25/2060 ~	1,106	1,143

United National Home Loan Owner Trust
6.910% due 03/25/2025 ^þ	20	20

Utah State Board of Regents
0.868% due 01/25/2057 •	881	883

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2021	113

Schedule of Investments	PIMCO Mortgage-Backed Securities Fund	(Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Venture CLO Ltd.
1.076% due 10/20/2028 •	$400	$400
1.221% due 08/28/2029 •	1,000	1,002

Total Asset-Backed Securities (Cost $36,434)		37,155

SHORT-TERM INSTRUMENTS 0.9%

U.S. TREASURY BILLS 0.9%
0.028% due 04/29/2021 (d)(e)(h)	1,951	1,951

Total Short-Term Instruments (Cost $1,951)		1,951

Total Investments in Securities (Cost $324,182)		329,916

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 13.9%

SHORT-TERM INSTRUMENTS 13.9%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 13.9%

PIMCO Short-Term Floating NAV Portfolio III	2,985,165	$29,434

Total Short-Term Instruments (Cost $29,436)		29,434

Total Investments in Affiliates (Cost $29,436)		29,434

Total Investments 169.1% (Cost $353,618)		$359,350

Financial Derivative Instruments (f)(g) (0.1)% (Cost or Premiums, net $(1,077))		(195)

Other Assets and Liabilities, net (69.0)%		(146,628)

Net Assets 100.0%		$212,527

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
«	Security valued using significant unobservable inputs (Level 3).
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
(a)	Security is an Interest Only (“IO”) or IO Strip.
(b)	Principal only security.
(c)	When-issued security.
(d)	Coupon represents a weighted average yield to maturity.
(e)	Zero coupon security.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

SHORT SALES:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales
U.S. Government Agencies (15.6)%
Fannie Mae, TBA	3.000%	06/01/2051	$6,355	$(6,622)	$(6,617)
Ginnie Mae, TBA	4.500	05/01/2051	2,000	(2,179)	(2,218)
Uniform Mortgage-Backed Security, TBA	2.000	04/01/2051	11,300	(11,367)	(11,280)
Uniform Mortgage-Backed Security, TBA	2.000	05/01/2051	3,300	(3,319)	(3,288)
Uniform Mortgage-Backed Security, TBA	3.000	05/01/2051	4,000	(4,166)	(4,167)
Uniform Mortgage-Backed Security, TBA	4.000	04/01/2051	4,750	(5,111)	(5,097)
Uniform Mortgage-Backed Security, TBA	4.000	05/01/2051	500	(538)	(537)

Total Short Sales (15.6)%				$(33,302)	$(33,204)

The average amount of borrowings outstanding during the period ended March 31, 2021 was $(9,210) at a weighted average interest rate of 0.362%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

114	PIMCO BOND FUNDS	See Accompanying Notes

March 31, 2021

(f)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
U.S. Treasury 5-Year Note June Futures	06/2021	50	$	6,170	$(79)	$0	$(8)
U.S. Treasury 10-Year Ultra Long-Term Bond June Futures	06/2021	24		3,449	(121)	0	(8)

					$(200)	$0	$(16)

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
U.S. Treasury 10-Year Note June Futures	06/2021	35	$	(4,583)	$55	$9	$0
U.S. Treasury Ultra Long-Term Bond June Futures	06/2021	8		(1,450)	85	9	0

					$140	$18	$0

Total Futures Contracts					$(60)	$18	$(16)

SWAP AGREEMENTS:

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Receive(1)	1-Day USD-Federal Funds Rate Compounded-OIS	0.200%	Annual	04/29/2023	$	7,200	$0	$2	$2	$0	$0
Receive(1)	3-Month USD-LIBOR	0.250	Semi-Annual	06/16/2023		26,500	18	24	42	6	0
Receive(1)	3-Month USD-LIBOR	0.250	Semi-Annual	06/16/2024		19,000	150	41	191	11	0
Receive(1)	3-Month USD-LIBOR	0.500	Semi-Annual	06/16/2026		32,300	51	943	994	38	0
Receive(1)	3-Month USD-LIBOR	0.834	Semi-Annual	08/10/2026		1,000	0	18	18	1	0
Pay(1)	3-Month USD-LIBOR	0.500	Semi-Annual	06/16/2028		8,300	(449)	(124)	(573)	0	(11)
Receive	3-Month USD-LIBOR	1.068	Semi-Annual	02/10/2031		1,000	4	61	65	1	0
Receive	3-Month USD-LIBOR	1.400	Semi-Annual	03/02/2031		200	0	7	7	0	0
Receive	3-Month USD-LIBOR	1.500	Semi-Annual	03/02/2031		1,200	8	23	31	2	0
Pay	3-Month USD-LIBOR	0.750	Semi-Annual	03/30/2031		1,300	(28)	(97)	(125)	0	(1)
Receive(1)	3-Month USD-LIBOR	0.750	Semi-Annual	06/16/2031		4,400	114	329	443	5	0
Pay(1)	3-Month USD-LIBOR	0.750	Semi-Annual	06/16/2031		7,600	(709)	(74)	(783)	0	(11)
Pay(1)	3-Month USD-LIBOR	1.850	Semi-Annual	09/07/2031		800	0	(2)	(2)	0	(1)
Pay(1)	3-Month USD-LIBOR	1.800	Semi-Annual	09/13/2031		800	0	(6)	(6)	0	(1)
Pay(1)	3-Month USD-LIBOR	1.850	Semi-Annual	09/22/2031		800	0	(3)	(3)	0	(1)
Pay(1)	3-Month USD-LIBOR	1.950	Semi-Annual	10/04/2031		600	0	2	2	2	0

Total Swap Agreements							$(841)	$1,144	$303	$66	$(26)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of March 31, 2021:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$18	$66	$84	$0	$(16)	$(26)		$(42)

Cash of $1,908 has been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2021. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(1)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2021	115

Schedule of Investments	PIMCO Mortgage-Backed Securities Fund	(Cont.)

(g)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

PURCHASED OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Cost	Market Value
BOA	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.140%	08/23/2021	1,500	$ 14	$16
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.470	11/01/2021	7,900	5	63
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.360	08/02/2021	1,800	11	93

BPS	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.850	09/03/2021	4,000	76	86

CBK	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.860	08/19/2021	800	17	17

CLY	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.850	09/20/2021	900	18	21

DUB	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.470	11/01/2021	7,900	6	63
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.520	11/01/2021	8,400	6	61

FAR	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.850	09/20/2021	900	17	21
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.950	09/30/2021	2,700	57	55

JPM	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.850	09/20/2021	1,900	40	43

MYC	Put - OTC 3-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.350	03/01/2022	16,300	16	45
	Put - OTC 3-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.400	04/01/2022	16,300	19	52
	Put - OTC 3-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.500	05/02/2022	16,300	19	54
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.800	09/09/2021	4,000	76	97

							$ 397	$787

OPTIONS ON SECURITIES

Counterparty	Description	Strike Price	Expiration Date	Notional Amount(1)	Cost	Market Value
FAR	Put - OTC Uniform Mortgage-Backed Security, TBA 1.500% due 05/01/2051	$54.500	05/06/2021	9,000	$0	$0
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 05/01/2051	57.500	05/06/2021	10,000	0	0

JPM	Put - OTC Ginnie Mae, TBA 2.500% due 05/01/2051	70.000	05/06/2021	12,000	1	0

					$1	$0

Total Purchased Options					$398	$787

WRITTEN OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
BOA	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.590%	08/23/2021	1,500	$ (5)	$(6)

BPS	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.350	09/03/2021	5,200	(30)	(37)

CBK	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.360	08/19/2021	800	(6)	(5)

CLY	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.350	09/20/2021	1,200	(8)	(9)

FAR	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.350	09/20/2021	1,200	(7)	(10)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.450	09/30/2021	3,500	(25)	(26)

JPM	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.350	09/20/2021	2,400	(18)	(19)

MYC	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.720	11/01/2021	16,600	(63)	(83)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.300	09/09/2021	5,200	(30)	(43)

							$ (192)	$(238)

OPTIONS ON SECURITIES

Counterparty	Description	Strike Price	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
FAR	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 04/01/2051	$101.844	04/07/2021	2,500	$(8)	$(52)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 05/01/2051	99.547	05/06/2021	3,000	(19)	(22)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 05/01/2051	101.547	05/06/2021	5,500	(28)	(21)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 05/01/2051	102.250	05/06/2021	3,000	(13)	(17)

GSC	Put - OTC Fannie Mae, TBA 3.000% due 06/01/2051	103.895	06/07/2021	500	(2)	(2)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 04/01/2051	102.250	04/07/2021	1,000	(4)	(25)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 05/01/2051	102.117	05/06/2021	1,500	(7)	(8)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 06/01/2051	101.172	06/07/2021	5,500	(33)	(32)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 06/01/2051	101.512	06/07/2021	1,500	(8)	(10)

116	PIMCO BOND FUNDS	See Accompanying Notes

March 31, 2021

Counterparty	Description	Strike Price	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 06/01/2051	$101.586	06/07/2021	1,500	$(9)	$(10)

JPM	Put - OTC Fannie Mae, TBA 3.000% due 06/01/2051	103.875	06/07/2021	500	(2)	(2)
	Put - OTC Fannie Mae, TBA 3.000% due 06/01/2051	104.047	06/07/2021	500	(2)	(2)
	Put - OTC Ginnie Mae, TBA 2.000% due 05/01/2051	100.047	05/13/2021	2,000	(12)	(12)
	Put - OTC Ginnie Mae, TBA 2.500% due 04/01/2051	103.781	04/14/2021	2,500	(6)	(18)
	Put - OTC Ginnie Mae, TBA 2.500% due 04/01/2051	104.125	04/14/2021	2,000	(5)	(20)
	Put - OTC Ginnie Mae, TBA 2.500% due 04/01/2051	104.266	04/14/2021	3,000	(8)	(34)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 04/01/2051	99.875	04/07/2021	1,500	(5)	(6)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 04/01/2051	100.078	04/07/2021	1,000	(3)	(5)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 04/01/2051	101.484	04/07/2021	1,000	(2)	(17)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 04/01/2051	101.875	04/07/2021	400	(1)	0
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 04/01/2051	102.375	04/07/2021	1,500	(6)	(39)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 05/01/2051	98.453	05/06/2021	1,000	(7)	(5)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 05/01/2051	99.391	05/06/2021	1,000	(6)	(7)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 05/01/2051	99.430	05/06/2021	2,500	(15)	(17)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 05/01/2051	99.891	05/06/2021	1,000	(6)	(9)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 05/01/2051	99.914	05/06/2021	2,500	(14)	(22)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 05/01/2051	100.453	05/06/2021	1,000	(5)	(3)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 05/01/2051	100.750	05/06/2021	5,000	(35)	(68)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 05/01/2051	101.391	05/06/2021	1,000	(4)	(1)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 05/01/2051	101.430	05/06/2021	500	(2)	0
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 05/01/2051	101.438	05/06/2021	1,000	(4)	(1)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 05/01/2051	101.891	05/06/2021	1,000	(3)	0
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 05/01/2051	101.914	05/06/2021	500	(2)	0
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 05/01/2051	102.250	05/06/2021	200	(1)	0
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 06/01/2051	98.531	06/07/2021	2,000	(13)	(16)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 06/01/2051	100.531	06/07/2021	2,000	(10)	(9)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 05/01/2051	101.789	05/06/2021	1,500	(6)	(7)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 06/01/2051	101.391	06/07/2021	500	(3)	(3)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 06/01/2051	103.391	06/07/2021	500	(2)	(1)
	Put - OTC Uniform Mortgage-Backed Security, TBA 3.000% due 05/01/2051	103.984	05/06/2021	500	(2)	(1)
	Put - OTC Uniform Mortgage-Backed Security, TBA 3.000% due 05/01/2051	104.262	05/06/2021	500	(1)	(2)

SAL	Put - OTC Fannie Mae, TBA 3.000% due 06/01/2051	103.914	06/07/2021	500	(2)	(2)
	Put - OTC Uniform Mortgage-Backed Security, TBA 1.500% due 04/01/2051	98.016	04/07/2021	3,000	(8)	(41)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 04/01/2051	98.953	04/07/2021	2,500	(9)	(3)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 04/01/2051	99.609	04/07/2021	1,500	(5)	(4)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 04/01/2051	99.828	04/07/2021	1,500	(5)	(5)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 04/01/2051	100.953	04/07/2021	2,500	(7)	0
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 04/01/2051	101.609	04/07/2021	1,000	(2)	0
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 04/01/2051	101.828	04/07/2021	1,500	(3)	0
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 04/01/2051	101.859	04/07/2021	1,500	(3)	0
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 04/01/2051	102.000	04/07/2021	1,000	(2)	(22)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 05/01/2051	98.688	05/06/2021	6,000	(23)	(30)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 05/01/2051	100.391	05/06/2021	1,000	(5)	(3)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 05/01/2051	101.453	05/06/2021	1,000	(4)	(1)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 06/01/2051	99.375	06/07/2021	1,000	(8)	(10)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 06/01/2051	100.047	06/07/2021	4,500	(25)	(29)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 06/01/2051	100.375	06/07/2021	1,000	(6)	(5)
	Put - OTC Uniform Mortgage-Backed Security, TBA 3.000% due 05/01/2051	104.180	05/06/2021	500	(1)	(2)

					$(442)	$(683)

Total Written Options					$(634)	$(921)

SWAP AGREEMENTS:

INTEREST RATE SWAPS

Counterparty	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
JPS	Receive	3-Month MTGEFNCL versus USSW10 Index Spread	0.430%	Maturity	04/06/2021	$	5,000	$0	$(8)	$0	$(8)
	Receive	3-Month MTGEFNCL versus USSW10 Index Spread	0.450	Maturity	04/06/2021		10,000	0	(18)	0	(18)
	Receive	3-Month MTGEFNCL versus USSW10 Index Spread	0.413	Maturity	04/08/2021		10,000	0	(15)	0	(15)
	Receive	3-Month MTGEFNCL versus USSW10 Index Spread	0.395	Maturity	04/19/2021		5,000	0	(7)	0	(7)
	Receive	3-Month MTGEFNCL versus USSW10 Index Spread	0.240	Maturity	05/05/2021		10,000	0	(2)	0	(2)

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2021	117

Schedule of Investments	PIMCO Mortgage-Backed Securities Fund	(Cont.)

Counterparty	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
	Receive	3-Month MTGEFNCL versus USSW10 Index Spread	0.240%	Maturity	05/10/2021	$	5,000	$0	$(1)	$0	$(1)
	Receive	3-Month MTGEFNCL versus USSW10 Index Spread	0.245	Maturity	05/17/2021		5,000	0	(2)	0	(2)
	Receive	3-Month MTGEFNCL versus USSW10 Index Spread	0.237	Maturity	05/18/2021		20,000	0	(5)	0	(5)
	Receive	3-Month MTGEFNCL versus USSW10 Index Spread	0.245	Maturity	05/19/2021		5,000	0	(2)	0	(2)
	Receive	3-Month MTGEFNCL versus USSW10 Index Spread	0.324	Maturity	06/04/2021		5,000	0	(7)	0	(7)
	Receive	3-Month MTGEFNCL versus USSW10 Index Spread	0.290	Maturity	06/16/2021		10,000	0	(11)	0	(11)
	Receive	3-Month MTGEFNCL versus USSW10 Index Spread	0.290	Maturity	06/18/2021		20,000	0	(23)	0	(23)

								$0	$ (101)	$0	$(101)

TOTAL RETURN SWAPS ON INTEREST RATE INDICES

Counterparty	Pay/Receive(2)	Underlying Reference	# of Units	Financing Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
											Asset	Liability
DUB	Pay	IOS.FN.650.67 Index	50,745	0.106% (1-Month USD-LIBOR)	Monthly	01/12/2038	$	330	$0	$(2)	$0	$(2)

Total Swap Agreements									$0	$(103)	$0	$(103)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of March 31, 2021:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(3)
BOA	$0	$172	$0	$172	$0	$(6)	$0	$(6)	$166	$0	$166
BPS	0	86	0	86	0	(37)	0	(37)	49	0	49
CBK	0	17	0	17	0	(5)	0	(5)	12	0	12
CLY	0	21	0	21	0	(9)	0	(9)	12	0	12
DUB	0	124	0	124	0	0	(2)	(2)	122	(60)	62
FAR	0	76	0	76	0	(148)	0	(148)	(72)	282	210
GSC	0	0	0	0	0	(87)	0	(87)	(87)	0	(87)
JPM	0	43	0	43	0	(346)	0	(346)	(303)	485	182
JPS	0	0	0	0	0	0	(101)	(101)	(101)	0	(101)
MYC	0	248	0	248	0	(126)	0	(126)	122	0	122
SAL	0	0	0	0	0	(157)	0	(157)	(157)	0	(157)

Total Over the Counter	$0	$787	$0	$787	$0	$(921)	$(103)	$(1,024)

(h)

Securities with an aggregate market value of $767 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of March 31, 2021.

(1)	Notional Amount represents the number of contracts.
(2)

Receive represents that the Fund receives payments for any positive net return on the underlying reference. The Fund makes payments for any negative net return on such underlying reference. Pay represents that the Fund receives payments for any negative net return on the underlying reference. The Fund makes payments for any positive net return on such underlying reference.

(3)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

118	PIMCO BOND FUNDS	See Accompanying Notes

March 31, 2021

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2021:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$18	$18
Swap Agreements	0	0	0	0	66	66

	$0	$0	$0	$0	$84	$84

Over the counter
Purchased Options	$0	$0	$0	$0	$787	$787

	$0	$0	$0	$0	$871	$871

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$16	$16
Swap Agreements	0	0	0	0	26	26

	$0	$0	$0	$0	$42	$42

Over the counter
Written Options	$0	$0	$0	$0	$921	$921
Swap Agreements	0	0	0	0	103	103

	$0	$0	$0	$0	$1,024	$1,024

	$0	$0	$0	$0	$1,066	$1,066

The effect of Financial Derivative Instruments on the Statements of Operations for the year ended March 31, 2021:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$537	$537
Swap Agreements	0	0	0	0	(1,776)	(1,776)

	$0	$0	$0	$0	$(1,239)	$(1,239)

Over the counter
Purchased Options	$0	$0	$0	$0	$(242)	$(242)
Written Options	0	0	0	0	989	989
Swap Agreements	0	0	0	0	(267)	(267)

	$0	$0	$0	$0	$480	$480

	$0	$0	$0	$0	$(759)	$(759)

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$(207)	$(207)
Swap Agreements	0	0	0	0	3,830	3,830

	$0	$0	$0	$0	$3,623	$3,623

Over the counter
Purchased Options	$0	$0	$0	$0	$400	$400
Written Options	0	0	0	0	(106)	(106)
Swap Agreements	0	0	0	0	(165)	(165)

	$0	$0	$0	$0	$129	$129

	$0	$0	$0	$0	$3,752	$3,752

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2021	119

Schedule of Investments	PIMCO Mortgage-Backed Securities Fund	(Cont.)	March 31, 2021

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2021 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2021
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$0	$360	$0	$360
U.S. Government Agencies	0	272,497	0	272,497
Non-Agency Mortgage-Backed Securities	0	15,385	2,568	17,953
Asset-Backed Securities	0	37,155	0	37,155
Short-Term Instruments
U.S. Treasury Bills	0	1,951	0	1,951

	$0	$327,348	$2,568	$329,916

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$29,434	$0	$0	$29,434

Total Investments	$29,434	$327,348	$2,568	$359,350

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2021

Short Sales, at Value - Liabilities
U.S. Government Agencies	$0	$(33,204)	$0	$(33,204)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	18	66	0	84
Over the counter	0	787	0	787

	$18	$853	$0	$871

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(16)	(26)	0	(42)
Over the counter	0	(1,024)	0	(1,024)

	$(16)	$(1,050)	$0	$(1,066)

Total Financial Derivative Instruments	$2	$(197)	$0	$(195)

Totals	$29,436	$293,947	$2,568	$325,951

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ended March 31, 2021:

Category and Subcategory	Beginning Balance at 03/31/2020	Net Purchases	Net Sales/ Settlements	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation)(1)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 03/31/2021	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 03/31/2021(1)
Investments in Securities, at Value
Non-Agency Mortgage-Backed Securities	$2,801	$0	$(174)	$(2)	$(6)	$(51)	$0	$0	$2,568	$(39)

Totals	$2,801	$0	$(174)	$(2)	$(6)	$(51)	$0	$0	$2,568	$(39)

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category and Subcategory	Ending Balance at 03/31/2021	Valuation Technique	Unobservable Inputs	(% Unless Noted Otherwise)
				Input Value(s)	Weighted Average
Investments in Securities, at Value
Non-Agency Mortgage-Backed Securities	$2,568	Proxy Pricing	Base Price	105.750-110.250	108.303

Total	$2,568

(1)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at March 31, 2021 may be due to an investment no longer held or categorized as Level 3 at period end.

120	PIMCO BOND FUNDS	See Accompanying Notes

Schedule of Investments	PIMCO Mortgage Opportunities and Bond Fund	March 31, 2021

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 173.4%

LOAN PARTICIPATIONS AND ASSIGNMENTS 0.0%

Zephyrus Capital Aviation Partners LLC
4.605% due 10/15/2038		$1,523	$1,478

Total Loan Participations and Assignments (Cost $1,503)			1,478

CORPORATE BONDS & NOTES 0.5%

BANKING & FINANCE 0.4%

Alpha Bank AE
2.500% due 02/05/2023	EUR	2,600	3,179

Banca Carige SpA
0.960% (EUR003M + 1.500%) due 05/25/2022 ~		2,400	2,831

Banco La Hipotecaria S.A.
4.750% due 11/15/2022		$15,000	15,225

Physicians Realty LP
3.950% due 01/15/2028		2,784	2,980

Preferred Term Securities Ltd.
0.484% (US0003M + 0.300%) due 03/22/2037 ~		343	302
0.484% (US0003M + 0.300%) due 09/22/2037 ~		2,621	2,404
0.534% (US0003M + 0.350%) due 03/22/2038 ~		1,693	1,528
0.564% (US0003M + 0.380%) due 09/23/2035 ~		177	173
0.764% (US0003M + 0.580%) due 03/23/2035 ~		4,000	3,500

			32,122

INDUSTRIALS 0.1%

GlaxoSmithKline Capital, Inc.
3.625% due 05/15/2025		1,600	1,760

Times Square Hotel Trust
8.528% due 08/01/2026		2,319	2,535

			4,295

Total Corporate Bonds & Notes (Cost $33,708)			36,417

U.S. GOVERNMENT AGENCIES 100.0%

Fannie Mae
0.000% due 01/25/2033 - 05/25/2048 (b)(f)		24,464	21,830
0.200% due 02/25/2043 •(a)		5,856	58
0.260% due 01/25/2044 ~(a)		2,908	24
0.656% due 09/25/2022 ~(a)		37,517	138
0.709% due 02/25/2024 •		2	2
0.959% due 07/25/2038 •		692	709
1.000% due 06/25/2043 •(a)		7,959	282
1.500% due 03/25/2042		2,441	2,400
1.510% due 06/01/2028		3,890	3,870
1.740% due 10/25/2046 ~(a)		501	26
1.811% due 12/01/2034 •		182	191
1.850% due 07/25/2052 ~(a)		1,492	69
1.861% due 04/25/2046 ~(a)		1,767	113
1.866% due 07/25/2044 ~(a)		2,080	114
1.957% due 03/25/2045 ~(a)		3,259	169
2.000% due 12/25/2042		86	71
2.017% due 01/25/2045 ~(a)		1,454	79
2.046% due 07/25/2044 ~(a)		1,626	84
2.077% due 04/25/2055 ~(a)		2,490	137
2.096% due 09/01/2043 •		2,739	2,851
2.100% due 01/01/2047 •		115	118
2.146% due 08/25/2054 ~(a)		1,007	71
2.159% due 09/25/2045 ~(a)		1,634	92
2.193% due 08/25/2055 ~(a)		1,477	78
2.251% due 01/25/2031 ~(a)		10,033	1,464
2.257% due 07/25/2045 ~(a)		6,336	430
2.284% due 08/25/2044 ~(a)		1,250	80
2.317% due 01/01/2035 •		440	472
2.500% due 12/25/2027 - 12/25/2050 (a)		25,994	2,003
2.540% due 08/01/2026		11,288	11,985

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.595% due 06/01/2035 •	$53	$54
2.600% due 09/01/2024 (h)	15,400	15,799
2.611% due 01/01/2035 •	211	222
2.650% due 06/01/2027	1,270	1,351
2.750% due 08/25/2047 •(a)	49,360	4,755
2.930% due 01/01/2031	1,207	1,280
2.950% due 07/01/2029 - 02/01/2030	9,464	10,032
3.000% due 12/25/2021 - 01/25/2051 (a)	209,823	23,360
3.000% due 09/25/2022 - 03/01/2057	21,110	21,737
3.000% due 02/01/2057 - 04/01/2059 (h)	105,924	114,570
3.030% due 07/01/2029	2,129	2,319
3.110% due 04/01/2024	8,500	9,102
3.224% due 05/01/2047 •	1,551	1,621
3.225% due 04/01/2048 •	213	219
3.330% due 07/01/2022	1,894	1,939
3.430% due 03/01/2033	1,000	1,076
3.490% due 07/01/2026	3,895	4,304
3.495% due 08/01/2049 •	10,729	11,179
3.500% due 10/25/2021 - 09/25/2050 (a)	159,927	24,272
3.500% due 01/25/2041 - 07/25/2043	2,327	2,424
3.575% due 02/01/2026	12,198	12,780
3.620% due 01/01/2029	4,818	5,437
3.621% due 12/01/2048 •	4,323	4,514
3.671% due 05/25/2042 ~	26	28
3.675% due 06/01/2048 •	633	658
3.727% due 08/25/2043 ~	31	32
3.750% due 05/25/2033 - 01/25/2044	2,196	2,380
3.850% due 01/01/2029	4,383	5,034
3.891% due 01/25/2033 •	3,525	3,377
3.930% due 02/01/2031	1,279	1,470
3.950% due 02/01/2031	1,082	1,246
3.975% due 06/01/2048 •	119	120
4.000% due 01/25/2033 - 09/25/2050 (a)	205,791	33,753
4.000% due 06/01/2033 - 06/25/2042	3,698	4,030
4.041% due 02/25/2033 •	3,578	3,691
4.050% due 12/01/2028	3,709	4,236
4.184% due 07/25/2044 ~(a)	27,187	3,185
4.327% due 01/25/2043 •	681	649
4.500% due 02/01/2038 - 08/01/2040	89	95
4.500% due 11/25/2044 - 07/25/2050 (a)	12,209	1,781
4.500% due 04/01/2059 (h)	11,626	13,374
4.885% due 03/25/2047 •	256	259
4.891% due 06/25/2050 •(a)	12,635	2,749
5.000% due 11/01/2033 - 07/25/2040	202	230
5.000% due 01/25/2043 •	572	614
5.000% due 06/25/2050 (a)	5,445	831
5.270% due 03/25/2043 •	16,970	17,333
5.491% due 06/25/2044 •(a)	6,547	935
5.500% due 02/25/2029 (a)	10	1
5.500% due 01/25/2032 ~(a)	166	23
5.500% due 12/25/2034 - 11/01/2036	2,817	3,200
5.570% due 03/25/2033 •	11,009	11,262
5.770% due 01/25/2043 •	820	800
5.837% due 11/25/2042 - 01/25/2043 •	3,213	3,197
5.841% due 10/25/2043 - 01/25/2050 •(a)	25,203	5,482
5.851% due 12/25/2036 •(a)	508	88
5.891% due 07/25/2046 - 11/25/2049 •(a)	141,237	28,718
5.911% due 09/25/2049 •(a)	19,268	3,219
5.941% due 10/25/2042 - 07/25/2059 •(a)	116,145	24,343
5.971% due 10/25/2046 ~(a)	12,303	1,474
5.991% due 06/25/2037 - 07/25/2050 •(a)	108,161	17,632
6.000% due 04/25/2032 - 02/25/2033 (a)	299	48

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
6.000% due 02/25/2034	$137	$159
6.041% due 05/25/2042 - 01/25/2049 •(a)	65,936	12,754
6.091% due 06/25/2040 - 06/25/2048 •(a)	54,699	10,948
6.091% due 05/25/2048 •	10,870	11,221
6.141% due 08/25/2041 - 02/25/2043 •(a)	28,036	4,468
6.300% due 06/25/2031 ~	42	42
6.321% due 03/25/2042 •(a)	1,836	405
6.332% due 09/25/2037 •(a)	3,187	504
6.491% due 09/25/2040 •(a)	1,917	292
6.500% due 04/25/2038 (a)	323	76
6.541% due 05/25/2036 •(a)	1,061	264
6.591% due 10/25/2026 - 08/25/2040 •(a)	2,391	249
6.641% due 09/25/2039 •(a)	101	17
6.691% due 12/25/2032 - 11/25/2036 •(a)	3,190	647
6.791% due 04/25/2038 •(a)	622	128
6.991% due 10/25/2034 •(a)	1,277	211
7.000% due 12/25/2023 - 03/25/2049	73	90
7.313% due 08/25/2033 •	624	691
7.591% due 08/25/2034 •(a)	616	108
7.674% due 12/25/2042 - 10/25/2043 •	6,753	7,275
9.065% due 11/25/2042 - 10/25/2045 •	4,346	4,811
9.080% due 05/25/2043 •	88	87
9.470% due 10/25/2041 •	398	409
9.570% due 11/25/2041 •	2,430	2,761
9.883% due 06/25/2043 •	3,996	5,386
10.046% due 05/25/2043 •	1,787	2,109
11.426% due 08/25/2043 •	414	475
12.131% due 01/25/2041 •	4,554	5,974
12.443% due 03/25/2040 •	158	199
15.565% due 05/25/2043 •	148	154
17.576% due 09/25/2024 •	6	7
17.764% due 06/25/2048 ~	1,129	1,892
19.493% due 09/25/2023 •	1	2
25.085% due 12/25/2036 •	80	115

Freddie Mac
0.000% due 04/15/2021 - 08/15/2057 (b)(f)	152,837	129,243
0.473% due 10/15/2038 •	4,843	4,906
0.517% due 08/25/2022 ~(a)	100,622	372
0.605% due 07/25/2024 ~(a)	135,759	2,072
0.791% due 09/25/2022 ~(a)	40,700	401
0.911% due 04/25/2034 ~(a)	134,482	11,810
1.643% due 10/15/2037 ~(a)	546	24
1.707% due 10/15/2037 ~(a)	184	8
1.839% due 05/15/2037 ~(a)	361	18
2.000% due 08/25/2050 - 01/25/2051 (a)	61,006	7,203
2.110% due 03/15/2037 ~(a)	509	30
2.156% due 07/15/2035 •	19,800	20,083
2.189% due 08/15/2041 ~(a)	453	22
2.206% due 11/15/2038 ~(a)	1,428	73
2.215% due 10/15/2041 ~(a)	896	44
2.230% due 10/15/2038 ~(a)	6,466	503
2.345% due 06/15/2038 ~(a)	1,024	68
2.348% due 11/15/2036 ~(a)	1,301	81
2.382% due 01/15/2038 ~(a)	4,455	290
2.402% due 02/15/2038 ~(a)	1,017	50
2.497% due 08/15/2036 ~(a)	827	42
2.500% due 09/15/2027 - 03/25/2051 (a)	127,295	12,906
2.500% due 01/15/2033	678	684
2.635% due 12/25/2047 ~	903	932
2.647% due 10/25/2046 ~	2,047	2,087
2.700% due 08/01/2023	16,800	17,025
2.750% due 11/25/2029	62,123	65,373
2.750% due 07/15/2047 •(a)	37,089	3,467
3.000% due 04/15/2027 - 03/25/2051 (a)	319,924	44,620
3.000% due 05/15/2034 ~(a)	936	78
3.000% due 09/25/2045 - 12/25/2046	5,835	5,826
3.210% due 09/25/2024 ~	13,400	12,186
3.314% due 12/15/2027 ~(a)	1,375	88

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2021	121

Schedule of Investments	PIMCO Mortgage Opportunities and Bond Fund	(Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.500% due 01/15/2032 - 07/25/2050 (a)	$151,064	$23,341
3.500% due 01/01/2038 - 04/15/2054	49,610	50,852
3.500% due 10/15/2047 ~(a)	1,421	216
4.000% due 02/15/2031 - 06/01/2048	95,144	103,814
4.000% due 01/15/2033 - 03/15/2044 •	5,692	5,704
4.000% due 03/15/2042 - 08/25/2050 (a)	197,177	34,954
4.000% due 10/01/2047 - 01/01/2048 (h)	13,223	14,255
4.000% due 05/15/2049 ~(a)	844	132
4.125% due 06/15/2041 þ	9,059	10,061
4.219% due 11/15/2048 •(a)	274,184	27,382
4.394% due 08/15/2040 •(a)	3,052	349
4.458% due 12/15/2048 •	23,994	24,199
4.500% due 08/01/2030 - 06/01/2048	5,354	6,019
4.500% due 07/15/2042 - 09/25/2050 (a)	72,738	10,227
4.500% due 04/15/2044 •	1,794	1,728
4.627% due 12/15/2042 •	440	423
4.894% due 04/15/2042 •(a)	2,452	338
5.000% due 10/15/2042 - 11/15/2046 •	3,814	3,799
5.000% due 09/15/2046 ~(a)	1,329	219
5.000% due 05/25/2048 (a)	11,625	1,614
5.000% due 03/01/2049 (h)	41,044	46,380
5.213% due 10/15/2042 •	2,144	2,045
5.262% due 11/15/2042 •	1,817	1,614
5.273% due 01/15/2043 •	1,995	1,747
5.322% due 11/15/2032 •	37	41
5.453% due 03/15/2045 •	466	457
5.500% due 02/15/2033 - 01/01/2038	1,188	1,368
5.500% due 05/15/2041 •	53	56
5.784% due 09/15/2043 •(a)	16,108	2,917
5.841% due 02/15/2033 - 08/15/2047 •	4,719	4,839
5.891% due 04/25/2048 - 11/25/2049 •(a)	31,190	8,068
5.894% due 10/15/2036 - 08/15/2042 •(a)	36,801	6,991
5.941% due 04/25/2049 - 06/25/2050 •(a)	111,003	22,452
5.944% due 08/15/2041 - 09/15/2044 •(a)	13,391	2,524
5.991% due 06/25/2050 - 08/25/2050 •(a)	46,249	9,800
5.994% due 12/15/2042 - 02/15/2044 •(a)	17,597	3,490
6.000% due 07/15/2035	511	701
6.000% due 03/15/2044 (a)	380	88
6.041% due 05/25/2050 •(a)	18,493	3,436
6.044% due 08/15/2025 - 10/15/2048 •(a)	73,300	12,180
6.091% due 07/25/2050 •(a)	42,068	10,218
6.094% due 01/15/2033 - 06/15/2048 •(a)	16,010	2,773
6.283% due 12/25/2050 •(a)	10,294	2,699
6.324% due 02/15/2037 •(a)	674	140
6.338% due 04/15/2032 •(a)	2,197	332
6.394% due 01/15/2039 •(a)	60	0
6.494% due 01/15/2041 •(a)	496	88
6.544% due 02/15/2032 - 03/15/2035 •(a)	1,211	150
6.594% due 09/15/2026 - 07/15/2042 •(a)	3,428	593
6.644% due 03/15/2037 •(a)	718	139
7.000% due 03/01/2039	31	37
7.093% due 12/15/2023 •(a)	183	13
7.500% due 06/15/2042 •	943	1,119
7.515% due 07/15/2043 •	412	403
7.689% due 12/15/2042 •	2,061	2,390
7.814% due 01/15/2033 •	1,251	1,436
7.894% due 06/15/2031 •(a)	152	30
8.038% due 09/17/2032 •	18	20
9.065% due 07/15/2037 - 08/15/2045 •	7,092	8,100

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
9.151% due 05/15/2043 •	$788	$913
9.290% due 05/15/2024 •(a)	116	12
9.309% due 10/25/2027 •	247	286
9.470% due 09/15/2041 •	1,328	1,432
9.588% due 10/15/2040 •	186	204
9.688% due 01/15/2041 •	1,002	1,229
10.859% due 03/25/2025 •	612	608
11.960% due 05/15/2035 •	274	340
11.975% due 05/15/2033 •	13	16
12.788% due 05/15/2033 •	6	8
14.142% due 02/15/2041 •	320	409
15.514% due 04/15/2043 •	1,294	1,316
15.539% due 05/15/2041 •	842	1,147
15.680% due 10/15/2033 •	245	317
16.226% due 11/15/2034 •	9	12
18.990% due 10/15/2023 •	14	17

Ginnie Mae
0.000% due 06/20/2040 - 11/16/2045 (b)(f)	41,180	35,860
0.000% due 04/16/2053 ~(a)	576	1
0.012% due 05/16/2050 ~(a)	4,124	1
0.088% due 08/16/2048 ~(a)	6,156	40
0.361% due 03/20/2041 •	710	710
0.407% due 12/20/2042 ~	619	592
0.570% due 11/20/2060 •	1,006	1,010
0.620% due 03/20/2061 •	413	415
0.640% due 08/20/2062 •	699	703
1.605% due 05/16/2053 ~(a)	149	6
1.835% due 06/20/2046 ~(a)	5,362	278
1.864% due 11/20/2046 ~(a)	8,526	361
1.920% due 09/20/2045 ~(a)	2,677	86
1.921% due 08/20/2047 ~(a)	7,717	357
1.942% due 08/20/2045 ~(a)	1,214	43
1.951% due 12/20/2045 - 05/20/2047 ~(a)	14,680	743
1.957% due 01/20/2047 ~(a)	8,232	393
2.001% due 11/20/2045 ~(a)	1,992	97
2.050% due 11/20/2046 ~(a)	622	37
2.056% due 06/20/2043 ~(a)	1,720	84
2.062% due 10/20/2046 ~(a)	7,673	371
2.067% due 07/20/2046 ~(a)	8,641	443
2.125% due 10/20/2044 •(h)	1,782	1,852
2.201% due 05/20/2040 ~(a)	7,367	405
2.219% due 07/20/2041 ~(a)	2,111	104
2.250% due 08/20/2045 •(h)	1,231	1,282
2.313% due 04/20/2043 ~(a)	11,576	605
2.402% due 06/20/2042 ~(a)	1,980	108
2.452% due 06/20/2042 ~(a)	1,873	88
2.500% due 10/20/2047 •(a)	13,717	1,092
3.000% due 05/20/2039 - 06/20/2046 (a)	13,701	815
3.000% due 09/20/2046 - 08/20/2050 (h)	52,570	55,250
3.000% due 03/20/2048 - 11/20/2067	10,417	10,921
3.169% due 06/20/2049 •(a)	39,165	2,910
3.189% due 03/20/2048 •(a)	26,668	2,197
3.500% due 03/20/2042 - 08/20/2047	3,028	3,290
3.500% due 11/20/2042 - 09/20/2046 (a)	8,373	1,523
3.500% due 04/20/2046 - 05/20/2049 (h)	29,767	32,481
3.679% due 02/20/2049 •(a)	46,945	3,771
4.000% due 07/20/2039 - 03/20/2049	5,294	5,587
4.000% due 10/16/2044 (a)	1,807	237
4.000% due 10/20/2044 - 08/15/2048 (h)	54,865	59,730
4.000% due 11/20/2046 •	1,820	2,029
4.500% due 07/20/2039 - 07/20/2048	820	898
4.500% due 12/16/2041 - 05/20/2043 (a)	2,230	301
4.500% due 12/20/2041 - 09/20/2048 (h)	19,418	21,131
5.000% due 08/20/2034 - 01/20/2049	279	318
5.000% due 05/16/2043 (a)	1,310	215
5.000% due 06/20/2045 - 08/20/2045 •	1,755	1,799

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.000% due 10/20/2048 - 11/20/2048 (h)	$2,812	$3,094
5.429% due 05/20/2049 •(a)	8,093	1,011
5.439% due 09/20/2043 •(a)	1,802	234
5.439% due 01/20/2044 •	2,754	2,741
5.500% due 02/20/2034 - 04/20/2040	261	292
5.500% due 11/16/2037 (a)	23	1
5.939% due 04/20/2046 - 09/20/2049 •(a)	76,900	14,421
5.944% due 06/16/2039 •(a)	1,356	176
5.989% due 01/20/2035 - 12/20/2048 •(a)	15,451	2,551
5.994% due 11/16/2034 •(a)	517	78
6.000% due 07/20/2038 - 06/20/2041	378	444
6.009% due 12/20/2035 •(a)	18,614	2,882
6.089% due 10/20/2047 - 09/20/2048 •(a)	26,841	4,903
6.139% due 02/20/2042 •(a)	101	4
6.139% due 04/20/2048 •	10,128	11,269
6.294% due 01/16/2038 •(a)	2,656	244
6.344% due 02/16/2040 •(a)	2,743	447
6.469% due 10/20/2033 •(a)	778	72
6.500% due 03/15/2035 (h)	627	741
6.589% due 05/20/2041 •(a)	2,379	383
7.500% due 11/15/2030	6	6
9.065% due 09/20/2045 •	323	334
9.378% due 12/20/2040 •	1,755	1,958
16.797% due 10/20/2045 •	1,197	1,393

Ginnie Mae, TBA
2.000% due 05/01/2051	279,400	281,670
2.500% due 04/01/2051 - 05/01/2051	80,750	83,299
3.000% due 05/01/2051 - 06/01/2051	200,650	208,983
3.500% due 04/01/2051	3,000	3,159
4.000% due 04/01/2051 - 06/01/2051	214,400	229,004
4.500% due 04/01/2051	44,880	48,548

Uniform Mortgage-Backed Security
2.000% due 04/01/2036	67,189	69,188
2.500% due 01/01/2033 - 02/01/2051	37,255	38,390
2.500% due 11/01/2050 - 02/01/2051 (h)	356,848	367,535
3.000% due 04/01/2031 - 02/01/2050	61,874	65,194
3.000% due 02/01/2040 - 12/01/2050 (h)	529,721	558,204
3.500% due 10/01/2034 - 06/01/2050	50,718	54,714
3.500% due 11/01/2034 - 10/01/2050 (h)	152,316	162,735
4.000% due 12/01/2036 - 04/01/2050	156,546	170,902
4.000% due 03/01/2038 - 03/01/2048 (h)	172,754	187,386
4.500% due 04/01/2031 - 04/01/2049	38,163	42,324
5.000% due 06/01/2048 - 03/01/2049	16,062	17,902

Uniform Mortgage-Backed Security, TBA
1.500% due 05/01/2036	162,000	162,489
2.000% due 04/01/2036 - 06/01/2051	1,330,750	1,353,649
2.500% due 06/01/2036 - 06/01/2051	794,550	814,047
3.000% due 04/01/2036 - 04/01/2051	240,375	251,954
3.500% due 04/01/2036 - 05/01/2036	81,500	86,898
4.000% due 05/01/2036	80,500	85,673
4.500% due 05/01/2036	1,000	1,050
5.000% due 05/01/2051	1,000	1,109
6.000% due 04/01/2051	2,000	2,250

Total U.S. Government Agencies (Cost $7,064,746)		7,084,749

122	PIMCO BOND FUNDS	See Accompanying Notes

March 31, 2021

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
U.S. TREASURY OBLIGATIONS 16.0%

U.S. Treasury Notes
1.750% due 03/31/2022 (j)		$22,900	$23,283
1.750% due 05/31/2022 (j)		69,340	70,680
1.750% due 07/15/2022 (j)		2,760	2,819
1.750% due 09/30/2022		57,200	58,592
1.750% due 01/31/2023 (j)(l)		25,350	26,092
1.875% due 08/31/2022		57,200	58,623
2.000% due 07/31/2022 (j)(l)		37,500	38,449
2.000% due 10/31/2022		64,100	65,994
2.000% due 11/30/2022 (l)		15,000	15,465
2.125% due 12/31/2021		92,400	93,833
2.125% due 06/30/2022		100,300	102,835
2.250% due 11/15/2025		1,600	1,704
2.250% due 08/15/2027		21,700	23,005
2.375% due 01/31/2023		61,800	64,319
2.375% due 05/15/2029		75,500	80,250
2.500% due 03/31/2023 (j)(l)		45,750	47,892
2.500% due 02/28/2026		57,600	62,034
2.625% due 06/30/2023		25,000	26,367
2.625% due 12/31/2025		37,700	40,804
2.625% due 01/31/2026		60,500	65,509
2.625% due 02/15/2029 (h)		42,420	45,894
2.750% due 06/30/2025 (j)(l)		5,100	5,534
2.750% due 02/15/2028 (j)		3,300	3,600
2.875% due 11/30/2025		75,400	82,461
3.000% due 09/30/2025		22,000	24,158

Total U.S. Treasury Obligations (Cost $1,095,703)			1,130,196

NON-AGENCY MORTGAGE-BACKED SECURITIES 26.7%

Adjustable Rate Mortgage Trust
1.059% due 09/25/2035 •		4,540	4,338
1.259% due 02/25/2035 •		8,359	7,963

American Home Mortgage Assets Trust
0.399% due 08/25/2037 ^•		10,747	10,276
0.569% due 06/25/2037 •		7,356	6,255
3.104% due 01/25/2036 ~		1,245	1,024

American Home Mortgage Investment Trust
0.509% due 03/25/2046 •		6,459	6,091
0.973% due 06/25/2045 •		5,072	5,043
2.204% due 06/25/2045 •		170	173

Anthracite Ltd.
5.678% due 06/20/2041		6,433	564

Ashford Hospitality Trust
1.356% due 04/15/2035 •		8,335	8,310
1.506% due 04/15/2035 •		2,500	2,480
1.556% due 06/15/2035 •		8,200	8,175
1.956% due 06/15/2035 •		1,600	1,590
2.206% due 04/15/2035 •		8,500	8,365
2.856% due 06/15/2035 •		2,300	2,207

Avon Finance PLC
1.549% due 09/20/2048 •	GBP	17,700	24,354
2.049% due 09/20/2048 •		17,700	24,313
2.549% due 09/20/2048 •		13,100	17,983

Banc of America Alternative Loan Trust
0.469% due 06/25/2037 •		$429	324
6.000% due 06/25/2046 ^		2,374	2,101
6.531% due 06/25/2037 ^•(a)		461	85

Banc of America Commercial Mortgage Trust
5.823% due 02/10/2051 ~		3,374	3,520
5.871% due 02/10/2051 ~		2,824	2,857

Banc of America Funding Trust
0.288% due 01/27/2035 •		7,705	7,569
0.320% due 05/26/2037 •		36,026	33,963
2.882% due 02/20/2036 ^~		1,011	987
3.376% due 01/20/2047 ^~		250	241
6.000% due 09/25/2036		21	22

Banc of America Mortgage Trust
2.954% due 11/20/2046 ^~		112	107
3.360% due 04/25/2035 ^~		4,023	4,147
3.774% due 05/25/2034 ~		35	36
3.802% due 06/25/2034 ~		64	65

Barclays Commercial Mortgage Securities Trust
1.297% due 07/15/2037 •		2,000	1,989
1.997% due 07/15/2037 •		7,000	6,948
2.497% due 07/15/2037 •		10,600	10,487

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

BCAP LLC Trust
0.300% due 01/26/2037 ~		$3,482	$3,209
2.852% due 02/26/2036 ~		5,300	5,173

Bear Stearns Adjustable Rate Mortgage Trust
2.234% due 12/25/2046 ^•		577	517
2.259% due 12/25/2046 •		2,528	2,393
2.953% due 10/25/2036 ^~		307	300
3.218% due 05/25/2037 ~		3,960	3,902

Bear Stearns ALT-A Trust
0.429% due 02/25/2034 •		36	35
0.429% due 08/25/2036 ^•		6,655	6,239
0.609% due 01/25/2036 ^•		1,055	1,311
3.033% due 09/25/2035 ^~		590	469
3.044% due 11/25/2035 ^~		887	779
3.190% due 08/25/2036 ^~		7,349	6,377
3.292% due 04/25/2035 ~		68	61

Bear Stearns Commercial Mortgage Securities Trust
5.312% due 06/11/2041 ~		97	98
5.643% due 10/12/2041 ~		3,439	3,470

Bear Stearns Mortgage Funding Trust
0.339% due 09/25/2046 ^•		114	114

Bear Stearns Structured Products, Inc. Trust
2.757% due 01/26/2036 ^~		2,648	2,286

Beast Mortgage Trust
1.700% due 03/15/2036 •		3,000	3,008
2.200% due 03/15/2036 •		2,940	2,949
2.750% due 03/15/2036 •		3,000	3,011

BHP Trust
1.877% due 08/15/2036 •		7,700	7,708

BPCRE Ltd.
1.656% due 02/15/2037 •		17,000	17,074
2.006% due 02/15/2037 •		19,000	19,089

BX Commercial Mortgage Trust
0.856% due 11/15/2035 •		19,178	19,202
1.326% due 05/15/2030 •		900	897

BXP Trust
3.379% due 06/13/2039		10,300	11,101

Cascade Funding Mortgage Trust
1.374% due 02/25/2031 ~		7,250	7,224
1.847% due 02/25/2031 ~		9,000	8,960

CD Mortgage Trust
3.431% due 08/15/2050		4,600	5,008

Chase Mortgage Finance Trust
3.453% due 02/25/2037 ~		64	66

ChaseFlex Trust
0.449% due 05/25/2037 •		1,817	1,744
0.459% due 02/25/2037 •		5,245	1,537
0.509% due 05/25/2037 •		8,700	7,990

ChaseFlex Trust Multi-Class Mortgage Pass-Through Certificates Trust
0.259% due 08/25/2037 •		3,400	3,058

Chester B1 Issuer PLC
1.352% (SONIA3M IR + 1.300%) due 01/17/2058 ~	GBP	1,000	1,380
1.652% (SONIA3M IR + 1.600%) due 01/17/2058 ~		1,100	1,519

Citigroup Commercial Mortgage Trust
2.056% due 02/15/2039 •		$11,720	11,999
3.778% due 09/10/2058		13,800	15,175

Citigroup Mortgage Loan Trust
2.520% due 03/25/2036 ^•		33	33
2.570% due 05/25/2035 •		5	5
2.689% due 02/20/2036 ~		4,285	4,022
3.228% due 09/25/2059 þ		4,532	4,564
3.257% due 06/27/2037 ~		7,028	6,358
3.258% due 04/25/2066 ~		3,818	3,856
6.000% due 08/25/2037 ~		2,224	1,435

Citigroup Mortgage Loan Trust, Inc.
3.425% due 08/25/2035 ^~		862	878

COBALT CMBS Commercial Mortgage Trust
5.619% due 05/15/2046 ~		10,735	10,713

Commercial Mortgage Lease-Backed Certificates
8.087% due 06/20/2031 ~		9,526	10,109

Commercial Mortgage Trust
1.511% due 12/10/2045 ~(a)		5,307	111

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Countrywide Alternative Loan Resecuritization Trust
6.000% due 05/25/2036 ^		$48	$38

Countrywide Alternative Loan Trust
0.249% due 04/25/2047 •		405	366
0.289% due 11/25/2036 •		3,625	3,852
0.349% due 06/25/2036 •		2,846	2,858
0.389% due 08/25/2047 ^•		4,261	4,120
0.431% due 12/20/2035 •		2,008	1,940
0.489% due 09/25/2046 ^•		2,918	2,827
0.509% due 06/25/2036 ^•		1,812	793
0.751% due 11/20/2035 •		332	312
0.809% due 05/25/2036 •		215	99
1.659% due 08/25/2035 •		4,711	4,604
1.759% due 09/25/2035 •		441	425
1.980% due 03/25/2047 ^•		121	105
2.309% due 10/20/2035 •		1,397	1,131
3.310% due 05/25/2036 ~		2,494	2,337
5.491% due 06/25/2036 •(a)		1,793	376
5.500% due 07/25/2035		7,036	6,639
6.000% due 07/25/2036 ^		20,482	13,971
6.000% due 08/25/2036		2,127	2,152
6.000% due 08/25/2036 •		1,717	1,737
6.000% due 04/25/2037 ^		3,078	2,265
6.000% due 04/25/2037		4,840	3,332
6.000% due 07/25/2037		14,386	9,981
6.500% due 12/25/2036		10,253	7,289
6.841% due 10/25/2037 ^•(a)		6,804	1,797

Countrywide Home Loan Mortgage Pass-Through Trust
0.769% due 02/25/2035 •		491	493
2.527% due 01/25/2036 ~		57	52
2.806% due 01/25/2036 ^~		2,137	2,046
2.837% due 02/25/2047 ^~		674	648
3.044% due 03/25/2037 ^~		564	531
3.081% due 11/25/2037 ~		1,477	1,472
4.500% due 05/01/2034		229	228
5.500% due 01/25/2035		283	288
5.750% due 05/25/2037 ^		28	19
5.750% due 07/25/2037 ^		1,895	1,476
6.000% due 01/25/2038		315	223
6.250% due 09/25/2037 ^		84	71
6.500% due 10/25/2037 ^		11,158	6,120
6.500% due 11/25/2037 ^		4,827	2,813

Countrywide Home Loan Reperforming REMIC Trust
0.458% due 01/25/2036 •		278	271
4.823% due 01/25/2034 ^~		3,762	3,761
7.500% due 06/25/2035 ^		575	614

Credit Suisse Commercial Mortgage Trust
5.530% due 01/15/2049 ^~(d)		2,500	3,589

Credit Suisse Mortgage Capital Certificates
3.034% due 01/26/2047 ~		3,497	2,331
3.218% due 09/27/2047 ~		2,579	2,670
3.482% due 08/26/2058 ~		4,683	4,689
6.225% due 10/26/2036 ~		802	794
6.250% due 05/26/2048		6,692	5,354

Credit Suisse Mortgage Capital Trust
2.691% due 03/25/2060 ~		11,454	11,603
3.007% due 10/27/2059 ~		11,875	11,989
3.023% due 08/25/2060 ~		3,780	3,848
3.048% due 12/26/2059 ~		2,515	2,533
3.234% due 07/25/2050 ~		4,871	4,997
3.322% due 10/25/2058 ~		4,176	4,211
4.787% due 05/27/2053 ~		2,269	2,490

CRSNT Commercial Mortgage Trust
1.310% due 04/15/2036 •(c)		24,753	24,753
1.660% due 04/15/2036 •(c)		10,913	10,913
2.110% due 04/15/2036 •(c)		17,000	17,000

CSAIL Commercial Mortgage Trust
2.968% due 12/15/2052		3,100	3,235

Deutsche ALT-A Securities, Inc. Mortgage Loan Trust
0.259% due 03/25/2037 ^•		1,401	1,395
0.349% due 01/25/2047 •		1,880	1,698
0.409% due 09/25/2047 ^•		21,635	19,797

Eurosail PLC
0.850% due 09/13/2045 •	GBP	1,255	1,672

Fannie Mae
5.941% due 07/25/2049 •(a)		$9,700	1,427

First Horizon Alternative Mortgage Securities Trust
2.105% due 07/25/2036 ~		135	127

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2021	123

Schedule of Investments	PIMCO Mortgage Opportunities and Bond Fund	(Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

First Horizon Mortgage Pass-Through Trust
2.688% due 11/25/2035 ~		$15	$14
3.263% due 08/25/2035 ~		111	91

Freddie Mac
0.667% due 01/25/2051 •		1,875	1,876
1.317% due 10/25/2050 •		1,287	1,288
1.817% due 01/25/2051 •		3,000	2,973
2.817% due 10/25/2050 •		2,500	2,526

GB Trust
0.776% due 08/15/2037 ~(a)		230,130	716

GCAT LLC
2.611% due 12/25/2025 þ		5,013	5,043
2.981% due 09/25/2025 þ		4,558	4,611

GCCFC Commercial Mortgage Trust
1.356% due 02/15/2038 •		10,000	10,013
1.806% due 02/15/2038 •		9,800	9,820

Global Mortgage Securitization Ltd.
0.379% due 04/25/2032 •		1,735	1,676

GMAC Mortgage Corp. Loan Trust
4.500% due 05/25/2035 ~		10	10

Great Hall Mortgages PLC
0.320% due 06/18/2039 •		483	473

GreenPoint Mortgage Funding Trust
0.339% due 02/25/2037 •		12,513	12,126

Grifonas Finance PLC
0.000% due 08/28/2039 •	EUR	12,149	13,901

GS Mortgage Securities Corp. Trust
1.306% due 07/15/2031 •		$11,605	11,527
1.356% due 07/15/2025 •		1,649	1,649
1.556% due 07/15/2025 •		4,462	4,461
1.556% due 07/15/2031 •		3,293	3,258
1.806% due 08/15/2032 •		1,070	1,066
1.836% due 06/15/2038 •		3,000	3,002
1.906% due 07/15/2025 •		4,769	4,744
4.579% due 10/10/2032		26,200	26,137

GS Mortgage Securities Trust
0.742% due 08/10/2043 ~(a)		15,241	185
3.625% due 01/25/2059 ~		18,306	19,321

GSMPS Mortgage Loan Trust
0.459% due 01/25/2036 •		690	576
0.509% due 04/25/2036 •		7,043	6,346
3.544% due 03/25/2035 ~		4,445	4,585
3.682% due 01/25/2036 ~		3,678	3,650

GSMSC Resecuritization Trust
3.173% due 06/26/2037 ~		5,966	5,645

GSR Mortgage Loan Trust
6.250% due 08/25/2036 ^		772	402

Harben Finance PLC
0.860% due 08/20/2056 •	GBP	506	699

HarborView Mortgage Loan Trust
0.300% due 01/19/2038 •		$19,780	18,996
0.315% due 12/19/2036 •		5,071	4,744
0.530% due 11/19/2036 •		5,910	5,546
0.730% due 08/19/2045 •		44	44
2.159% due 09/19/2035 •		5,978	5,471
2.188% due 04/19/2034 ~		90	87
2.259% due 10/19/2035 •		23,365	17,009

Harvest Commercial Capital Loan Trust
3.290% due 09/25/2046 ~		5,354	5,395

Hawksmoor Mortgages
1.100% due 05/25/2053 •	GBP	47,137	65,229

Homestar Mortgage Acceptance Corp.
0.904% due 03/25/2034 •		$2,668	2,647

HPLY Trust
2.106% due 11/15/2036 •		11,351	11,331

HSI Asset Loan Obligation Trust
0.479% due 12/25/2036 •		835	157
6.521% due 12/25/2036 •(a)		817	182

HSI Asset Securitization Corp. Trust
0.919% due 07/25/2035 •		10,934	11,035

Impac Secured Assets Trust
0.459% due 05/25/2036 •		22	22
0.669% due 08/25/2036 •		1,965	1,934

Independence Plaza Trust
3.911% due 07/10/2035		18,830	19,798

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

IndyMac Mortgage Loan Trust
0.289% due 02/25/2037 ^•	$2,748	$2,724
0.309% due 10/25/2036 •	10	9
0.889% due 12/25/2034 •	363	311
2.605% due 08/25/2035 ~	53	51
2.670% due 09/25/2036 ^~	2,741	2,419
3.008% due 09/25/2036 ^~	195	180
3.030% due 06/25/2037 ^~	14,031	11,687

Jefferies Resecuritization Trust
4.945% due 06/25/2047 ~	846	765

JP Morgan Alternative Loan Trust
0.429% due 11/25/2036 ^•	1,963	1,837
6.000% due 12/27/2036	3,318	2,494

JP Morgan Chase Commercial Mortgage Securities Trust
1.406% due 06/15/2032 •	2,080	2,084
1.556% due 02/15/2035 •	1,076	1,070
1.706% due 06/15/2032 •	9,063	9,084
2.206% due 06/15/2032 •	12,298	12,331
2.246% due 10/15/2032 •	3,900	3,757
4.733% due 01/12/2039 ~	2,108	2,099
5.126% due 01/12/2037 ~	561	572
5.215% due 01/12/2037 ~	3,215	3,257
5.337% due 05/15/2047	24,282	20,222
5.636% due 05/15/2045 ~	1,371	1,358
5.791% due 06/12/2043 ~	1,742	1,747
5.863% due 01/12/2038 ~	1,325	1,350

JP Morgan Mortgage Trust
2.908% due 04/25/2035 ~	25	26
2.924% due 11/25/2035 ~	3,985	3,858
2.964% due 07/25/2035 ~	4	4
3.011% due 06/25/2036 ~	4,778	4,188
3.057% due 01/25/2037 ~	3,280	3,092
7.000% due 08/25/2037 ^	1,151	855

JP Morgan Resecuritization Trust
6.000% due 08/26/2036 ~	3,559	3,602
6.000% due 09/26/2036 ~	6,118	5,127

JPMorgan Chase Commercial Mortgage Securities Trust
1.856% due 03/15/2036 •	1,900	1,902
2.406% due 03/15/2036 •	19,450	19,472
3.206% due 03/15/2036 •	4,000	4,018

La Hipotecaria El Salvadorian Mortgage Trust
3.358% due 01/15/2046 «	6,567	7,051
4.250% due 09/29/2046 «	34,963	38,453

La Hipotecaria Panamanian Mortgage Trust
2.750% due 09/08/2039 «•	5,437	5,613
3.508% due 11/24/2042 «•	12,295	12,988

LB-UBS Commercial Mortgage Trust
0.093% due 02/15/2040 ~(a)	3,623	0
5.111% due 07/15/2040 ~	2,771	2,817

Legacy Mortgage Asset Trust
1.892% due 10/25/2066 þ	7,099	7,107
2.734% due 01/25/2060 þ	3,027	3,052
3.000% due 06/25/2059 þ	3,530	3,554
3.250% due 11/25/2059 þ	256	259

Lehman Mortgage Trust
0.429% due 08/25/2036 ^•	130	95
0.559% due 11/25/2036 •	29,248	5,581
5.750% due 02/25/2037 ^	5,071	4,257
6.441% due 11/25/2036 •(a)	18,404	4,990

Lehman XS Trust
0.000% due 08/25/2047 ^•	2,902	2,633
0.289% due 12/25/2036 •	3,177	3,272
0.349% due 08/25/2036 ^•	134	148
0.569% due 04/25/2046 ^•	5,416	5,624

LoanCore Issuer Ltd.
1.360% due 07/15/2035 •	8,900	8,922

Luminent Mortgage Trust
0.569% due 05/25/2037 ^•	45	42

MASTR Asset Securitization Trust
6.250% due 01/25/2038	586	439

MASTR Reperforming Loan Trust
6.000% due 08/25/2034	1,051	804
7.000% due 07/25/2035	2,744	2,480

Merrill Lynch Mortgage Investors Trust
2.786% due 02/25/2036 ^~	492	391

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Merrill Lynch Mortgage Trust
5.171% due 11/12/2037 ~		$49	$49

MF1 Multifamily Housing Mortgage Loan Trust
1.308% due 07/15/2036 •		20,000	20,067

Mill City Mortgage Loan Trust
2.750% due 07/25/2059 ~		2,174	2,247
2.750% due 08/25/2059 ~		11,400	11,808

ML-CFC Commercial Mortgage Trust
5.324% due 12/12/2049 ~		542	543

Morgan Stanley Bank of America Merrill Lynch Trust
0.967% due 12/15/2048 ~(a)		7,862	100

Morgan Stanley Capital Trust
1.356% due 11/15/2034 •		2,500	2,502
1.506% due 11/15/2034 •		3,000	2,990
2.428% due 04/05/2042 ~		18,600	18,634
5.008% due 11/14/2042 ~		795	787
5.574% due 11/12/2049 ~		2,738	2,182
5.581% due 10/12/2052 ~		786	804
6.015% due 06/11/2042 ~		4,200	4,319

Morgan Stanley Mortgage Loan Trust
1.009% due 02/25/2036 ^•		344	322
2.654% due 12/25/2035 ~		5,858	5,686
3.199% due 09/25/2035 ^~		69	57
5.500% due 10/25/2037 ^		674	679
5.701% due 02/25/2047 þ		2,448	1,463

Morgan Stanley Re-REMIC Trust
0.310% due 02/26/2037 •		13,226	13,077

Mortgage Equity Conversion Asset Trust
0.550% due 02/25/2042 •		5,039	5,010
0.570% due 01/25/2042 •		24,555	24,389
0.580% due 05/25/2042 •		12,505	11,899

MortgageIT Securities Corp. Mortgage Loan Trust
0.339% due 06/25/2047 •		3,212	3,164

Motel 6 Trust
2.256% due 08/15/2034 •		742	744

Nationslink Funding Corp. Commercial Loan Pass-Through Certificates
5.000% due 01/22/2026		390	392

Natixis Commercial Mortgage Securities Trust
3.622% due 05/15/2039		10,180	10,841

New Residential Mortgage Loan Trust
2.750% due 07/25/2059 ~		40,853	42,646
2.750% due 11/25/2059 ~		337	352
3.500% due 10/25/2059 ~		4,089	4,329

New York Mortgage Trust
0.439% due 08/25/2035 •		921	901

One Bryant Park Trust
2.516% due 09/15/2054		50,000	50,604

Preferred Residential Securities PLC
1.080% due 12/15/2043 •	GBP	2,635	3,545

RBSGC Mortgage Loan Trust
0.409% due 01/25/2037 •		$20,817	5,480

RBSSP Resecuritization Trust
2.603% due 12/25/2035 ~		3,773	3,708
6.000% due 06/26/2037 ~		298	269

Ready Capital Mortgage Financing LLC
1.410% due 04/25/2038 •		5,000	5,017
1.860% due 04/25/2038 •		10,000	10,044
2.360% due 04/25/2038 •		5,000	5,017

Real Estate Asset Liquidity Trust
3.072% due 08/12/2053	CAD	13,361	11,009
3.650% due 08/12/2053		8,300	7,069

Residential Accredit Loans, Inc. Trust
0.249% due 01/25/2037 •		$3,114	3,085
0.299% due 05/25/2037 •		4,925	4,804
0.409% due 08/25/2035 •		181	158
0.459% due 08/25/2035 ^•		1,009	838
0.509% due 06/25/2037 •		3,938	2,945
0.509% due 10/25/2046 •		1,342	1,313
0.909% due 10/25/2045 •		129	113
1.272% due 10/25/2037 ~		5,718	5,509
1.619% due 09/25/2045 •		2,802	2,786
4.350% due 05/25/2035 ^~		64	46
6.491% due 06/25/2037 •(a)		3,938	814
8.000% due 04/25/2036 ^•		199	189

124	PIMCO BOND FUNDS	See Accompanying Notes

March 31, 2021

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Residential Asset Securitization Trust
6.250% due 08/25/2036		$539	$450

Residential Funding Mortgage Securities, Inc. Trust
3.967% due 04/25/2037 ~		270	240

RESIMAC Bastille Trust
0.953% due 12/05/2059 •		364	364

Ripon Mortgages PLC
0.860% due 08/20/2056 •	GBP	1,012	1,398
1.560% due 08/20/2056 •		8,100	11,182

RiverView HECM Trust
0.379% due 05/25/2047 •		$6,645	6,037

Sequoia Mortgage Trust
3.240% due 07/20/2037 ~		100	78

Stanlington PLC
1.080% due 06/12/2046 •	GBP	398	548

Stratton Mortgage Funding PLC
0.000% due 07/20/2060 •		38,800	53,901
3.049% due 07/20/2060 •		10,900	15,202

Structured Adjustable Rate Mortgage Loan Trust
0.409% due 02/25/2037 •		$4,150	4,134
1.084% due 08/25/2035 •		8,089	7,845
2.409% due 12/25/2037 ^•		3,183	3,202
2.914% due 05/25/2035 ~		1,420	1,204
2.972% due 08/25/2035 ~		434	421

Structured Asset Mortgage Investments Trust
0.469% due 07/25/2046 •		71	63
0.489% due 07/25/2046 ^•		4,811	3,912
0.549% due 05/25/2036 •		461	448

Structured Asset Securities Corp.
0.359% due 07/25/2035 •		828	783
0.369% due 11/25/2035 •		7,889	7,267
3.323% due 01/25/2036 ~		2,202	2,145
4.284% due 11/25/2035 ~(a)		7,889	917

Structured Asset Securities Corp. Mortgage Loan Trust
0.399% due 10/25/2036 •		238	214

Structured Asset Securities Corp. Mortgage Pass-Through Certificates
2.397% due 09/25/2033 ~		57	59

Tharaldson Hotel Portfolio Trust
1.354% due 11/11/2034 •		8,652	8,646
1.604% due 11/11/2034 •		2,997	2,991

Thornburg Mortgage Securities Trust
1.009% due 03/25/2044 •		21	21
1.579% due 03/25/2037 ^•		5,558	5,216

Towd Point Mortgage Funding
0.951% due 07/20/2045 •	GBP	18,769	25,947
1.250% due 02/20/2054 •		955	1,322

Towd Point Mortgage Funding PLC
0.860% (BP0003M + 0.800%) due 02/20/2045 ~		431	594
1.058% due 10/20/2051 •		9,259	12,847
1.433% due 10/20/2051 •		11,700	16,148

Trinity Square PLC
1.178% due 07/15/2051 •		1,462	2,019

UBS-Barclays Commercial Mortgage Trust
0.205% due 08/10/2049 ~(a)		$178,586	524

Wachovia Bank Commercial Mortgage Trust
5.643% due 02/15/2051 ~		2,426	1,852

WaMu Commercial Mortgage Securities Trust
2.300% due 11/23/2043 ~		2,150	2,162
2.574% due 12/27/2049 ~		382	386
2.729% due 12/27/2049 ~		7,369	7,023

WaMu Mortgage Pass-Through Certificates Trust
0.849% due 11/25/2034 •		794	809
0.889% due 10/25/2044 •		2,607	2,571
1.029% due 04/25/2047 ^•		950	853
1.069% due 07/25/2047 •		646	543
1.707% due 01/25/2047 •		6,757	6,712
2.852% due 01/25/2035 ~		4,698	4,750
3.086% due 07/25/2037 ^~		87	86
3.173% due 12/25/2036 ^~		1,008	975
3.255% due 03/25/2037 ^~		5,843	5,772
3.325% due 07/25/2037 ^~		49	49
3.370% due 12/25/2035 ^~		602	538

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Warwick Finance Residential Mortgages PLC
0.000% due 12/21/2049 (f)	GBP	0	$777
0.999% due 12/21/2049 •		18,222	25,173
1.699% due 12/21/2049 •		2,387	3,302
2.199% due 12/21/2049 •		1,193	1,652
2.699% due 12/21/2049 •		682	943
3.199% due 12/21/2049 •		682	939

Washington Mutual Mortgage Pass-Through Certificates Trust
0.609% due 02/25/2036 •		$266	230
0.959% due 01/25/2047 •		1,831	1,627
4.181% due 09/25/2036 ^þ		5,856	2,477
5.750% due 11/25/2035 ^		956	962
6.500% due 03/25/2036 ^		8,450	6,982

Wells Fargo Alternative Loan Trust
0.649% due 03/25/2037 ^•		587	519

Wells Fargo Commercial Mortgage Trust
0.956% due 12/13/2031 •		11,140	10,969
1.206% due 12/13/2031 •		9,273	8,977
1.846% due 02/15/2037 •		3,600	3,545
1.951% due 12/13/2031 •		220	206
2.652% due 08/15/2049		600	631

Wells Fargo Mortgage-Backed Securities Trust
0.609% due 06/25/2037 ^•		72	63
2.772% due 11/25/2037 ^~		6,116	6,074

Total Non-Agency Mortgage-Backed Securities (Cost $1,869,310)			1,891,979

ASSET-BACKED SECURITIES 30.0%

Accredited Mortgage Loan Trust
0.369% due 09/25/2036 •		9,604	9,447
0.509% due 12/25/2035 •		6,574	6,551
0.589% due 09/25/2035 •		3,405	3,381

Accunia European CLO BV
0.950% due 07/15/2030 •	EUR	2,100	2,464

ACE Securities Corp. Home Equity Loan Trust
0.229% due 02/25/2037 •		$3,879	2,197
0.239% due 10/25/2036 •		6,428	3,265
0.409% due 12/25/2036 •		4,371	3,137
0.549% due 01/25/2037 •		5,385	1,914
0.709% due 02/25/2036 •		1,529	1,523
0.724% due 12/25/2035 •		15,149	15,003
1.084% due 11/25/2033 •		3,216	3,185
1.279% due 02/25/2035 •		14,566	14,723

Adams Mill CLO Ltd.
1.341% due 07/15/2026 •		968	968

Aegis Asset-Backed Securities Trust
0.809% due 03/25/2035 •		7,027	6,997
1.054% due 06/25/2035 •		4,000	3,106

Aegis Asset-Backed Securities Trust Mortgage Pass-Through Certificates
1.939% due 12/25/2034 •		2,008	1,934

AlbaCore EURO CLO DAC
1.530% due 07/18/2031 •	EUR	900	1,060

Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates
0.784% due 07/25/2035 •		$1,793	1,793
1.024% due 01/25/2035 •		5,152	5,153
1.129% due 01/25/2036 •		5,000	4,732
2.059% due 06/25/2034 •		646	642

Arbor Realty Commercial Real Estate Notes Ltd.
1.256% due 05/15/2037 •		3,700	3,703

Argent Securities Trust
0.259% due 07/25/2036 •		17,381	16,002
0.489% due 03/25/2036 •		3,264	3,078

Asset-Backed Funding Certificates Trust
1.359% due 06/25/2034 •		1,243	1,245

Asset-Backed Securities Corp. Home Equity Loan Trust
0.189% due 05/25/2037 •		395	322
0.329% due 12/25/2036 •		9,200	8,377
0.609% due 03/25/2036 •		1,546	1,421
1.069% due 11/25/2033 •		2,666	2,568

Assurant CLO Ltd.
1.474% due 10/20/2029 •		5,500	5,502

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Ayresome CDO Ltd.
0.446% due 12/08/2045 •		$307	$306
0.506% due 12/08/2045 •		2,876	2,797

Bain Capital Credit CLO Ltd.
1.468% due 07/25/2030 •		4,898	4,900

Bayview Financial Asset Trust
0.559% due 03/25/2037 •		5,197	4,900

Bayview Opportunity Master Fund Trust
3.475% due 06/28/2034 þ		1,168	1,175

Bear Stearns Asset-Backed Securities Trust
0.259% due 11/25/2036 •		2,484	2,388
0.309% due 12/25/2036 •		2,673	2,673
0.589% due 07/25/2036 •		10,308	10,143
0.859% due 12/25/2035 •		19	19
0.909% due 06/25/2036 •		5,925	5,937
0.964% due 07/25/2034 •		4,931	4,887
1.189% due 12/25/2035 •		5,090	4,110
2.409% due 09/25/2033 •		166	92
6.000% due 03/25/2036		6,710	4,970
6.500% due 09/25/2046		17,296	7,348

Benefit Street Partners CLO Ltd.
1.003% due 07/18/2027 •		471	471

Black Diamond CLO Designated Activity Co.
0.650% due 10/03/2029 •	EUR	212	249

Blackrock European CLO DAC
0.620% due 10/15/2031 •		6,900	8,087

BNC Mortgage Loan Trust
0.329% due 03/25/2037 •		$29,581	24,769
0.399% due 05/25/2037 •		10,000	8,299

BNPP AM Euro CLO
0.650% due 10/15/2031 •	EUR	250	292

Business Loan Express Business Loan Trust
0.408% due 09/25/2038 •		$2,259	2,213

Carlyle Global Market Strategies CLO Ltd.
1.219% due 07/28/2028 •		2,725	2,726

Carrington Mortgage Loan Trust
0.329% due 10/25/2036 •		11,809	9,876
1.463% due 10/17/2029 •		14,100	14,106

Castle Park CLO DAC
0.455% due 01/15/2028 •	EUR	262	307

Catamaran CLO Ltd.
1.063% due 01/27/2028 •		$4,858	4,857

Centex Home Equity Loan Trust
1.069% due 03/25/2035 •		1,653	1,610

CIT Mortgage Loan Trust
1.609% due 10/25/2037 •		4,200	4,283

Citicorp Residential Mortgage Trust
4.962% due 06/25/2037 þ		8,904	7,131

Citigroup Mortgage Loan Trust
0.249% due 12/25/2036 •		188	187
0.259% due 12/25/2036 •		3,458	1,828
0.289% due 01/25/2037 •		3,201	2,715
0.369% due 08/25/2036 •		7,718	7,653
0.369% due 07/25/2045 •		7,092	6,213
0.409% due 10/25/2036 •		7,673	5,708
0.429% due 09/25/2036 •		486	412

Citigroup Mortgage Loan Trust, Inc.
0.724% due 10/25/2035 •		176	182
0.784% due 10/25/2035 ^•		4,229	4,223

College Avenue Student Loans LLC
1.309% due 12/26/2047 •		2,179	2,196
1.759% due 11/26/2046 •		4,658	4,751
4.130% due 12/26/2047		2,992	3,155

Columbia Cent CLO Ltd.
1.368% due 10/25/2028 •		4,401	4,408

Commonbond Student Loan Trust
1.980% due 08/25/2050		12,043	12,228

Conseco Finance Corp.
6.280% due 09/01/2030		4,575	4,804

Conseco Finance Securitizations Corp.
8.310% due 05/01/2032 ~		19,650	6,330

Countrywide Asset-Backed Certificates
0.249% due 06/25/2037 •		7,288	6,896
0.249% due 07/25/2037 ^•		1,788	1,745
0.249% due 06/25/2047 •		2,582	2,412

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2021	125

Schedule of Investments	PIMCO Mortgage Opportunities and Bond Fund	(Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.259% due 05/25/2037 •		$924	$923
0.289% due 06/25/2047 •		38	38
0.309% due 09/25/2047 ^•		956	914
0.329% due 09/25/2037 ^•		584	574
0.329% due 09/25/2047 ^•		2,135	2,050
0.359% due 02/25/2036 •		1,570	1,519
0.369% due 12/25/2036 ^•		1,158	1,119
0.399% due 01/25/2037 •		16,600	14,810
0.589% due 04/25/2036 ^•		261	241
0.664% due 07/25/2036 •		14,425	12,709
0.718% due 07/25/2036 •		56	56
1.054% due 11/25/2034 •		2,307	2,300
1.054% due 02/25/2036 •		4,701	4,707
1.129% due 10/25/2032 •		4,422	4,425
1.189% due 01/25/2036 •		14,300	14,305

Countrywide Asset-Backed Certificates Trust
0.269% due 03/25/2037 •		302	300
0.349% due 03/25/2037 •		21,060	20,176
0.349% due 10/25/2046 •		7,849	7,623
0.359% due 04/25/2046 ^•		3,480	3,393
0.369% due 09/25/2046 •		3,100	2,921
0.849% due 08/25/2047 •		1,721	1,690
0.909% due 08/25/2047 •		139	139
1.009% due 05/25/2036 •		2,070	2,048

Countrywide Asset-Backed Certificates Trust, Inc.
1.009% due 10/25/2034 •		506	498

Credit-Based Asset Servicing & Securitization CBO Ltd.
0.464% due 02/16/2041 •		248,640	10,070
0.557% due 12/15/2034 •		18,061	3,242

Credit-Based Asset Servicing & Securitization LLC
0.238% due 07/25/2037 •		130	103
0.409% due 05/25/2036 •		3,268	2,681
0.589% due 05/25/2036 •		5,237	4,343
6.250% due 10/25/2036 þ		416	423

Credit-Based Asset Servicing & Securitization Trust
0.169% due 11/25/2036 •		2,366	1,405

Crown City CLO
1.626% due 01/20/2032 •		1,100	1,104

Crown Point CLO Ltd.
1.163% due 07/17/2028 •		12,567	12,570
1.394% due 10/20/2028 •		1,797	1,802
1.674% due 10/20/2028 •		8,500	8,449

CSAB Mortgage-Backed Trust
6.500% due 11/25/2036 ^þ		65	18

CVC Cordatus Loan Fund DAC
0.650% due 07/21/2030 •	EUR	700	821
0.650% due 10/15/2031 •		7,500	8,883

CWHEQ Revolving Home Equity Loan Trust
0.286% due 05/15/2036 •		$4,609	4,514

Dryden Euro CLO BV
0.660% due 04/15/2033 •	EUR	6,500	7,623
0.880% due 01/15/2030 •		3,700	4,339
1.650% due 04/15/2033		5,600	6,567

Dryden Senior Loan Fund
1.261% due 04/15/2029 •		$13,500	13,523

ECMC Group Student Loan Trust
1.109% due 07/25/2069 •		7,063	7,172

Ellington Loan Acquisition Trust
1.159% due 05/25/2037 •		2,802	2,816
1.209% due 05/25/2037 •		5,893	5,905
1.609% due 05/25/2037 •		6,450	6,466

Elm Park CLO DAC
0.620% due 04/16/2029 •	EUR	19,594	22,991

EMC Mortgage Loan Trust
1.218% due 08/25/2040 •		$745	744

Encore Credit Receivables Trust
1.144% due 10/25/2035 •		3,552	3,388

Equifirst Loan Securitization Trust
0.299% due 04/25/2037 •		12,950	12,472

Euro-Galaxy CLO DAC
0.620% due 04/24/2034 •	EUR	4,300	5,043
1.400% due 04/24/2034 •		2,200	2,580
1.600% due 04/24/2034		2,800	3,284

First Franklin Mortgage Loan Trust
0.228% due 12/25/2037 •		$2,134	2,062
0.269% due 11/25/2036 •		3,759	3,692

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.429% due 04/25/2036 •		$3,105	$3,023
0.679% due 02/25/2036 •		5,500	4,925
0.859% due 12/25/2035 •		12,050	11,862
0.919% due 04/25/2035 •		136	136
1.780% due 01/25/2035 •		5,671	5,499

Fremont Home Loan Trust
0.249% due 01/25/2037 •		13,742	9,143
0.269% due 05/25/2036 •		18,091	13,604
0.269% due 08/25/2036 •		24,322	10,532
1.039% due 04/25/2035 •		10,657	10,480

Galaxy CLO Ltd.
1.441% due 10/15/2030 •		4,200	4,199

Gallatin CLO Ltd.
1.274% due 01/21/2028 •		2,408	2,410

GE-WMC Mortgage Securities Trust
0.409% due 08/25/2036 •		15,359	9,497

Glacier Funding CDO Ltd.
0.877% due 11/12/2042 •		1,312	1,308

Goodgreen Trust
3.930% due 10/15/2053 ~		8,829	9,513

Greystone Commercial Real Estate Notes Ltd.
1.286% due 09/15/2037 •		13,600	13,617

GSAA Home Equity Trust
0.339% due 04/25/2047 •		7,628	4,847
0.709% due 05/25/2047 •		445	352
1.984% due 02/25/2035 •		900	940
6.000% due 08/25/2047 ^		489	484

GSAMP Trust
0.229% due 12/25/2036 •		916	568
0.249% due 12/25/2036 •		6,475	4,201
0.259% due 08/25/2036 •		1,939	1,733

Gulf Stream Meridian Ltd.
2.441% due 10/15/2029 •		14,100	14,158

Harley Marine Financing LLC
5.682% due 05/15/2043 «		13,915	12,489

Harvest CLO DAC
0.379% due 11/15/2028 •	EUR	584	686
0.680% due 10/20/2031 •(c)		7,500	8,795

Harvest SBA Loan Trust
2.368% due 08/25/2044 •		$8,987	8,727

Hildene CLO Ltd.
1.585% due 10/10/2038 •		19,819	19,532

Home Equity Asset Trust
0.814% due 01/25/2036 •		17,500	16,899
1.084% due 12/25/2034 •		962	948

Home Equity Mortgage Loan Asset-Backed Trust
0.349% due 08/25/2036 •		7,500	6,645
0.349% due 04/25/2037 •		5,498	4,225

HSI Asset Securitization Corp. Trust
0.259% due 12/25/2036 •		5,905	5,507
0.299% due 01/25/2037 •		2,897	2,473
0.309% due 07/25/2036 •		8,202	4,833
0.889% due 11/25/2035 •		1,229	1,221

IndyMac Mortgage Loan Trust
0.179% due 07/25/2036 •		12,725	5,067

Invitation Homes Trust
1.208% due 01/17/2038 •		58,853	59,134

JP Morgan Mortgage Acquisition Corp.
0.619% due 02/25/2036 ^•		8,130	8,063

JP Morgan Mortgage Acquisition Trust
0.319% due 10/25/2036 •		2,572	2,530

Jubilee CLO BV
0.600% due 04/15/2030 •	EUR	1,900	2,228
0.610% due 04/15/2030 •(c)		5,300	6,215
0.650% due 04/15/2031 •		4,600	5,394
1.650% due 04/15/2031		1,700	1,994

Laurelin DAC
0.000% due 10/20/2031 (c)(f)		10,500	12,313

Legacy Mortgage Asset Trust
1.865% due 01/28/2070 •		$22,714	22,984
3.438% due 05/25/2059 þ		2,216	2,227

Lehman XS Trust
0.349% due 02/25/2037 •		9,727	9,701
0.429% due 02/25/2037 •		3,612	3,607

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

LoanCore Issuer Ltd.
1.236% due 05/15/2036 •		$26,000	$26,008

Long Beach Mortgage Loan Trust
0.254% due 07/25/2036 •		12,135	9,944
0.269% due 09/25/2036 •		23,535	9,450
0.269% due 10/25/2036 •		21,483	9,593
0.409% due 05/25/2036 •		1,605	1,105
0.814% due 11/25/2035 •		8,230	7,593
0.904% due 06/25/2034 •		60	59
1.009% due 06/25/2035 •		2,730	2,731
1.384% due 02/25/2035 •		700	703

LP Credit Card ABS Master Trust
1.680% due 08/20/2024 •		2,109	2,193

M360 Advisors LLC
6.121% due 07/24/2028		5,384	5,423

Mackay Shields Euro CLO
1.550% due 08/15/2033 •	EUR	700	823

Man GLG Euro CLO DAC
0.870% due 01/15/2030 •		1,500	1,761

MAPS Ltd.
4.212% due 05/15/2043		$6,748	6,824

Marathon CLO Ltd.
1.342% due 04/15/2029 •		15,000	15,028

Marlette Funding Trust
3.710% due 12/15/2028		34	34

MASTR Asset-Backed Securities Trust
0.269% due 10/25/2036 •		2,623	1,743
0.279% due 10/25/2036 •		405	401
0.339% due 01/25/2037 •		11,617	4,682
0.349% due 10/25/2036 •		8,703	8,193
0.409% due 06/25/2036 •		11,657	6,612
0.469% due 02/25/2036 •		5,774	3,074
0.689% due 12/25/2035 •		1,626	1,619
0.859% due 10/25/2035 ^•		5,892	5,804

Merrill Lynch Mortgage Investors Trust
0.228% due 08/25/2037 •		546	357
0.249% due 04/25/2047 •		5,401	3,190
0.268% due 08/25/2037 •		29,492	19,439
0.299% due 04/25/2047 •		5,840	3,463
0.629% due 06/25/2035 •		277	275
0.829% due 06/25/2035 •		388	383

MFA Trust
2.363% due 03/25/2060 þ		8,700	8,705

Monarch Grove CLO
1.098% due 01/25/2028 •		3,842	3,840

Morgan Stanley ABS Capital, Inc. Trust
0.169% due 05/25/2037 •		4,534	3,845
0.209% due 10/25/2036 •		7,987	4,674
0.319% due 01/25/2037 •		4,662	2,928
0.339% due 09/25/2036 •		5,909	3,470
0.904% due 01/25/2035 •		10,527	10,384
1.039% due 07/25/2034 •		110	109
1.159% due 04/25/2035 •		200	199
2.009% due 02/25/2047 •		3,606	3,420

Morgan Stanley IXIS Real Estate Capital Trust
0.179% due 11/25/2036 •		10,891	5,039
0.259% due 11/25/2036 •		14,186	6,635
0.409% due 07/25/2036 •		19,387	10,648

Morgan Stanley Mortgage Loan Trust
0.349% due 04/25/2037 •		1,787	757
5.726% due 10/25/2036 ^þ		2,747	1,154

Mountain View CLO LLC
1.313% due 10/16/2029 •		13,500	13,496

Mountain View CLO Ltd.
1.041% due 10/15/2026 •		1,681	1,680
1.045% due 10/13/2027 •		7,048	7,050

Nassau Ltd.
1.391% due 10/15/2029 •		18,500	18,506

Navient Private Education Refi Loan Trust
1.690% due 05/15/2069		16,389	16,562

Navient Student Loan Trust
0.918% due 07/26/2066 •		14,523	14,683

New Century Home Equity Loan Trust
1.054% due 06/25/2035 •		1,332	1,318

126	PIMCO BOND FUNDS	See Accompanying Notes

March 31, 2021

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Nomura Home Equity Loan, Inc. Home Equity Loan Trust
0.724% due 02/25/2036 •		$774	$772

NovaStar Mortgage Funding Trust
2.209% due 12/25/2034 •		120	123

OCP CLO Ltd.
1.041% due 07/15/2027 •		3,836	3,837

Octagon Investment Partners Ltd.
1.091% due 07/15/2027 •		5,836	5,835

Option One Mortgage Loan Trust
0.239% due 07/25/2037 •		2,895	2,328
0.289% due 04/25/2037 •		206	145
0.844% due 05/25/2035 •		3,000	2,961

Option One Mortgage Loan Trust Asset-Backed Certificates
0.749% due 07/25/2033 •		687	660
0.799% due 11/25/2035 •		13,200	13,087

OZLM Funding Ltd.
1.088% due 07/22/2029 •		13,400	13,400

OZLM Ltd.
1.711% due 04/15/2032 •		30,000	30,021

Ozlme BV
0.820% due 01/18/2030 •	EUR	1,200	1,406

Palisades CDO Ltd.
0.872% due 07/22/2039 •		$8,082	8,000

Palmer Square Loan Funding Ltd.
1.094% due 11/15/2026 •		1,147	1,148
1.118% due 10/24/2027 •		9,170	9,174
1.194% due 04/20/2027 •		7,676	7,678

Park Place Securities, Inc. Asset-Backed Pass-Through Certificates
1.129% due 10/25/2034 •		1,572	1,603
1.234% due 10/25/2034 •		21,500	21,796
1.984% due 09/25/2034 •		375	378
2.209% due 09/25/2034 •		9,136	9,183

People’s Choice Home Loan Securities Trust
0.994% due 06/25/2034 •		5,161	5,120

Popular ABS Mortgage Pass-Through Trust
0.439% due 07/25/2036 •		1,742	1,689

RAAC Trust
0.709% due 06/25/2044 •		42	38
0.809% due 03/25/2034 •		98	99
1.609% due 09/25/2047 •		5,900	5,883

Renaissance Home Equity Loan Trust
5.473% due 01/25/2037 þ		9,150	4,704
5.608% due 05/25/2036 þ		6,887	4,680
5.746% due 05/25/2036 þ		2,190	1,523
6.011% due 05/25/2036 þ		3,172	2,301
6.166% due 05/25/2036 þ		3,462	2,573

Residential Asset Mortgage Products Trust
0.269% due 02/25/2037 •		53	53
0.789% due 12/25/2035 •		9,764	9,193
1.359% due 10/25/2034 •		5,311	5,121

Residential Asset Securities Corp. Trust
0.359% due 04/25/2037 •		65	65
0.409% due 07/25/2036 •		1,640	1,631
0.569% due 06/25/2036 •		14,885	14,564
1.114% due 05/25/2035 •		3,794	3,756

RR 10 Ltd.
2.041% due 07/15/2033 •		6,600	6,607

Sapphire Aviation Finance Ltd.
4.250% due 03/15/2040		18,275	18,214

Saranac CLO Ltd.
1.787% due 06/22/2030 •		9,879	9,884

Saxon Asset Securities Trust
0.419% due 09/25/2037 •		2,215	2,160
0.859% due 11/25/2035 •		9,000	8,875

SCF Reality Capital Funding LLC
4.100% due 06/25/2047		7,185	7,235

Sculptor CLO Ltd.
1.492% due 01/15/2031 •		16,200	16,200

Securitized Asset-Backed Receivables LLC Trust
0.229% due 09/25/2036 •		3,465	2,950
0.289% due 07/25/2036 •		3,575	1,711
0.429% due 09/25/2036 •		30,272	26,320

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.589% due 09/25/2036 •		$5,537	$4,886
0.724% due 01/25/2035 •		11,904	11,695
1.084% due 03/25/2035 •		25	25

SG Mortgage Securities Trust
0.754% due 10/25/2035 •		591	592

SLM Student Loan Trust
0.000% due 06/17/2024 •	EUR	527	619
0.007% due 07/25/2039 •		874	992
0.008% due 12/15/2033 •		1,149	1,275
0.629% due 03/15/2038 •	GBP	2,595	3,469
0.818% due 10/25/2029 •		$3,451	3,453

SoFi Consumer Loan Program LLC
3.260% due 08/25/2025		433	433

SoFi Professional Loan Program LLC
2.630% due 07/25/2040		2,172	2,208
2.650% due 09/25/2040		665	680

Sound Point CLO Ltd.
1.156% due 07/25/2030 •		10,000	10,000
1.161% due 01/23/2029 •		25,000	24,984

Soundview Home Loan Trust
0.219% due 01/25/2037 •		3,278	2,842
0.279% due 07/25/2037 •		377	351
0.389% due 05/25/2036 •		24,891	24,757
1.099% due 06/25/2035 •		4,885	5,016

Specialty Underwriting & Residential Finance Trust
0.259% due 09/25/2037 •		1,229	1,026
0.468% due 03/25/2037 •		383	279

Sprite Ltd.
4.250% due 12/15/2037		2,742	2,776

Stanwich Mortgage Loan Co. LLC
3.375% due 08/15/2024 þ		1,657	1,667

START Ireland
4.089% due 03/15/2044		4,442	4,471

Starwood Commercial Mortgage Trust
1.186% due 07/15/2038 •		25,400	25,396

Store Master Funding LLC
4.290% due 10/20/2048		4,200	4,467

Structured Asset Investment Loan Trust
0.281% due 07/25/2036 •		1,868	1,377
0.709% due 04/25/2036 •		17,996	10,694
0.909% due 04/25/2034 •		4,646	4,603

Structured Asset Securities Corp. Mortgage Loan Trust
0.244% due 07/25/2036 •		634	623
0.244% due 02/25/2037 •		20,393	19,590
0.269% due 12/25/2036 •		31,544	30,311
0.319% due 02/25/2037 •		10,100	9,672

Symphony CLO Ltd.
1.184% due 07/14/2026 •		14,268	14,286

Taberna Preferred Funding Ltd.
0.535% due 05/05/2038 •		3,595	3,343
0.555% due 12/05/2036 •		31,325	26,940
0.625% due 11/05/2035 •		2,136	1,901

TCW CLO AMR Ltd.
1.168% due 02/15/2029 •		3,700	3,702

Telos CLO Ltd.
1.173% due 04/17/2028 •		12,479	12,479

Terwin Mortgage Trust
0.359% due 05/25/2038 •		7,196	4,935

Thunderbolt Aircraft Lease Ltd.
4.147% due 09/15/2038 þ		20,285	20,367

TICP CLO Ltd.
1.024% due 07/20/2027 •		1,406	1,408
1.064% due 04/20/2028 •		17,508	17,522

Toro ABS CDO Ltd.
0.443% due 02/07/2042 •		269,351	15,324

Toro European CLO DAC
0.650% due 04/15/2030 •	EUR	300	352

Towd Point Mortgage Trust
1.109% due 05/25/2058 •		$1,395	1,408
1.109% due 10/25/2059 •		10,438	10,541
3.000% due 06/25/2058 ~		4,382	4,577
3.000% due 11/25/2058 ~		3,010	3,085
3.750% due 11/25/2059 ~		6,404	6,403
4.000% due 11/25/2059 ~		4,785	4,771
4.170% due 11/25/2058 ~		7,674	7,772

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
4.400% due 11/25/2058 ~	$9,718	$9,903
4.500% due 10/25/2058 ~	8,511	8,681
4.750% due 11/25/2058 ~	18,438	19,051

Tralee CLO Ltd.
1.334% due 10/20/2028 •	1,991	1,992
1.924% due 10/20/2028 •	3,150	3,125

Trinitas CLO Ltd.
1.248% due 10/25/2028 •	16,100	16,115

Tropic CDO Ltd.
0.561% due 07/15/2036 •	10,165	9,326
0.991% due 04/15/2034 •	82	82

U.S. Capital Funding Ltd.
0.505% due 10/10/2040 •	861	764

Upstart Securitization Trust
2.897% due 09/20/2029	848	852

Venture CLO Ltd.
1.121% due 04/15/2027 •	4,607	4,613
1.166% due 09/07/2030 •	20,000	20,000
1.221% due 08/28/2029 •	18,700	18,743
1.244% due 04/20/2029 •	11,800	11,806
1.399% due 07/15/2031 •	5,700	5,702
1.872% due 10/22/2031 •	4,000	4,003

Voya CLO Ltd.
0.938% due 07/25/2026 •	794	794

Wells Fargo Home Equity Asset-Backed Securities Trust
2.209% due 11/25/2035 •	10,324	10,639

WhiteHorse Ltd.
1.153% due 04/17/2027 •	745	746

Z Capital Credit Partners CLO Ltd.
1.173% due 07/16/2027 •	2,557	2,559

Zais CLO Ltd.
1.391% due 04/15/2028 •	2,781	2,785

Total Asset-Backed Securities (Cost $2,105,433)		2,124,320

SHORT-TERM INSTRUMENTS 0.2%

REPURCHASE AGREEMENTS (g) 0.1%
		8,320

U.S. TREASURY BILLS 0.1%
0.024% due 04/29/2021 (e)(f)(j)(l)	5,338	5,338

Total Short-Term Instruments (Cost $13,658)		13,658

Total Investments in Securities (Cost $12,184,061)		12,282,797

	SHARES
INVESTMENTS IN AFFILIATES 3.6%

SHORT-TERM INSTRUMENTS 3.6%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 3.6%

PIMCO Short-Term Floating NAV Portfolio III	25,454,564	250,982

Total Short-Term Instruments (Cost $250,995)		250,982

Total Investments in Affiliates (Cost $250,995)		250,982

Total Investments 177.0% (Cost $12,435,056)		$12,533,779

Financial Derivative Instruments (i)(k) 0.5% (Cost or Premiums, net $(6,796))		33,599

Other Assets and Liabilities, net (77.5)%		(5,484,263)

Net Assets 100.0%		$7,083,115

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2021	127

Schedule of Investments	PIMCO Mortgage Opportunities and Bond Fund	(Cont.)

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
«	Security valued using significant unobservable inputs (Level 3).
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
(a)	Security is an Interest Only (“IO”) or IO Strip.
(b)	Principal only security.
(c)	When-issued security.
(d)	Security is not accruing income as of the date of this report.
(e)	Coupon represents a weighted average yield to maturity.
(f)	Zero coupon security.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(g)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received
FICC	0.000%	03/31/2021	04/01/2021	$8,320	U.S. Treasury Inflation Protected Securities 0.125% due 02/28/2023	$(8,486)	$8,320	$8,320

Total Repurchase Agreements						$(8,486)	$8,320	$8,320

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate(1)	Settlement Date	Maturity Date	Amount Borrowed(1)	Payable for Reverse Repurchase Agreements
BOS	0.100%	03/11/2021	04/14/2021	$(619,318)	$(619,355)
CIB	0.100	03/11/2021	04/14/2021	(488,783)	(488,812)
	0.100	03/16/2021	04/14/2021	(322,415)	(322,429)
CSN	0.100	03/11/2021	04/14/2021	(109,723)	(109,729)
	0.100	03/18/2021	04/14/2021	(75,021)	(75,024)

Total Reverse Repurchase Agreements					$(1,615,349)

SALE-BUYBACK TRANSACTIONS:

Counterparty	Borrowing Rate(1)	Borrowing Date	Maturity Date	Amount Borrowed(1)	Payable for Sale-Buyback Transactions
TDL	0.090%	03/02/2021	04/05/2021	$(6,970)	$(6,971)

Total Sale-Buyback Transactions					$(6,971)

SHORT SALES:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales
U.S. Government Agencies (20.8)%
Fannie Mae, TBA	3.000%	06/01/2051	$55,000	$(57,534)	$(57,269)
Ginnie Mae, TBA	2.000	04/01/2051	75,500	(76,314)	(76,237)
Ginnie Mae, TBA	2.500	04/01/2051	87,600	(90,399)	(90,392)
Ginnie Mae, TBA	3.500	05/01/2051	127,450	(134,640)	(134,589)
Uniform Mortgage-Backed Security, TBA	3.000	04/01/2051	54,600	(57,424)	(56,876)
Uniform Mortgage-Backed Security, TBA	3.000	05/01/2051	193,000	(202,130)	(201,082)
Uniform Mortgage-Backed Security, TBA	3.500	05/01/2051	104,000	(110,236)	(109,903)
Uniform Mortgage-Backed Security, TBA	4.000	04/01/2051	667,635	(718,292)	(716,352)
Uniform Mortgage-Backed Security, TBA	4.000	05/01/2051	30,500	(32,833)	(32,730)
Uniform Mortgage-Backed Security, TBA	5.500	04/01/2051	300	(335)	(335)

Total Short Sales (20.8)%				$(1,480,137)	$(1,475,765)

128	PIMCO BOND FUNDS	See Accompanying Notes

March 31, 2021

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of March 31, 2021:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/ (Received)	Net Exposure(2)
Global/Master Repurchase Agreement
BOS	$0	$(619,355)	$0	$(619,355)	$636,703	$17,348
CIB	0	(811,241)	0	(811,241)	833,971	22,730
CSN	0	(184,753)	0	(184,753)	190,082	5,329
FICC	8,320	0	0	8,320	(8,486)	(166)

Master Securities Forward Transaction Agreement
TDL	0	0	(6,971)	(6,971)	6,816	(155)

Total Borrowings and Other Financing Transactions	$8,320	$(1,615,349)	$(6,971)

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
U.S. Government Agencies	$0	$(1,615,349)	$0	$0	$(1,615,349)

Total	$0	$(1,615,349)	$0	$0	$(1,615,349)

Sale-Buyback Transactions
U.S. Treasury Obligations	0	(6,971)	0	0	(6,971)

Total	$0	$(6,971)	$0	$0	$(6,971)

Total Borrowings	$0	$(1,622,320)	$0	$0	$(1,622,320)

Payable for reverse repurchase agreements and sale-buyback financing transactions					$(1,622,320)

(h)	Securities with an aggregate market value of $1,667,572 have been pledged as collateral under the terms of the above master agreements as of March 31, 2021.

(1)

The average amount of borrowings outstanding during the period ended March 31, 2021 was $(1,960,985) at a weighted average interest rate of 0.237%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(i)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
90-Day Eurodollar March Futures	03/2022	4,273	$1,065,740	$315	$0	$(53)
U.S. Treasury 10-Year Note June Futures	06/2021	4,034	528,202	(2,017)	0	(1,042)

				$(1,702)	$0	$(1,095)

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
90-Day Eurodollar December Futures	12/2022	1,578	$(392,528)	$469	$59	$0
90-Day Eurodollar June Futures	06/2022	1,113	(277,443)	(224)	28	0
90-Day Eurodollar March Futures	03/2023	1,578	(392,113)	754	79	0
90-Day Eurodollar September Futures	09/2022	1,699	(423,178)	132	63	0

				$1,131	$229	$0

Total Futures Contracts				$(571)	$229	$(1,095)

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2021	129

Schedule of Investments	PIMCO Mortgage Opportunities and Bond Fund	(Cont.)

SWAP AGREEMENTS:

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Receive(1)	1-Day USD-Federal Funds Rate Compounded-OIS	0.100%	Annual	01/13/2023	$	2,614,600	$188	$1,266	$1,454	$216	$0
Receive(1)	1-Day USD-Federal Funds Rate Compounded-OIS	0.200	Annual	04/29/2023		338,200	15	89	104	9	0
Receive(1)	3-Month USD-LIBOR	0.250	Semi-Annual	06/16/2023		2,010,800	769	2,424	3,193	408	0
Receive	3-Month USD-LIBOR	0.300	Semi-Annual	03/30/2024		10,400	3	59	62	5	0
Receive(1)	3-Month USD-LIBOR	0.250	Semi-Annual	06/16/2024		1,054,500	7,388	3,193	10,581	618	0
Receive(1)	3-Month USD-LIBOR	0.500	Semi-Annual	06/16/2026		244,500	313	7,206	7,519	290	0
Receive(1)	3-Month USD-LIBOR	0.834	Semi-Annual	08/10/2026		62,400	0	1,130	1,130	76	0
Pay	3-Month USD-LIBOR	2.500	Semi-Annual	12/20/2027		7,400	40	544	584	0	(10)
Receive(1)	3-Month USD-LIBOR	0.500	Semi-Annual	06/16/2028		633,000	10,717	32,226	42,943	747	(0)
Pay	3-Month USD-LIBOR	0.500	Semi-Annual	06/16/2028		441,040	(24,226)	(6,233)	(30,459)	0	(589)
Pay	3-Month USD-LIBOR	0.750	Semi-Annual	03/30/2031		3,550	(233)	(108)	(341)	0	(4)
Pay(1)	3-Month USD-LIBOR	1.850	Semi-Annual	09/07/2031		40,600	0	(101)	(101)	0	(43)
Pay(1)	3-Month USD-LIBOR	1.800	Semi-Annual	09/13/2031		40,800	0	(310)	(310)	0	(42)
Pay(1)	3-Month USD-LIBOR	1.850	Semi-Annual	09/22/2031		43,100	0	(149)	(149)	0	(45)
Pay(1)	3-Month USD-LIBOR	1.950	Semi-Annual	10/04/2031		27,200	0	94	94	94	0
Receive	6-Month EUR-EURIBOR	0.150	Annual	03/18/2030	EUR	4,900	90	(21)	69	8	0
Receive(1)	6-Month EUR-EURIBOR	0.250	Annual	06/16/2031		22,400	810	88	898	40	0
Receive	6-Month EUR-EURIBOR	0.250	Annual	03/18/2050		2,000	111	38	149	3	0

Total Swap Agreements							$(4,015)	$41,435	$37,420	$2,514	$(733)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of March 31, 2021:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$229	$2,514	$2,743	$0	$(1,095)	$(733)	$(1,828)

(j)

Securities with an aggregate market value of $84,625 and cash of $7,275 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2021. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(1)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.

(k)   FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BOA	04/2021	EUR	12,100		$14,403	$213	$0
	04/2021	GBP	181,257		256,613	6,732	0
	04/2021		$39,715	EUR	33,813	0	(62)
	05/2021	CAD	25,462		$20,052	0	(211)
	05/2021	EUR	33,813		39,738	62	0

BPS	04/2021		18,742		22,338	359	0
	05/2021		$8,786	EUR	7,478	0	(12)

BRC	04/2021		4,107		3,405	0	(114)

HUS	04/2021	GBP	50,070		$69,525	498	0
	04/2021		$3,446	EUR	2,925	0	(16)
	05/2021	EUR	2,402		$2,907	88	0

MYI	05/2021		$1,115	CAD	1,389	0	(9)

RBC	05/2021		2,794		3,512	1	0

SCX	04/2021	EUR	73,931		$89,811	3,112	0
	04/2021		$316,837	GBP	230,281	650	(21)
	05/2021	EUR	73,931		$86,941	191	0

130	PIMCO BOND FUNDS	See Accompanying Notes

March 31, 2021

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
	05/2021	GBP	228,370		$314,212	$0	$(649)

SSB	04/2021		$1,442	GBP	1,046	0	0

UAG	04/2021	EUR	9,301		$11,063	156	0

Total Forward Foreign Currency Contracts						$12,062	$(1,094)

PURCHASED OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Cost	Market Value
BOA	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.140%	08/23/2021	76,500	$ 711	$832
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.470	11/01/2021	404,800	283	3,236
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.360	08/02/2021	13,500	82	696

BPS	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.850	09/03/2021	194,500	3,684	4,181

CBK	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.400	05/19/2027	236,100	1,334	1,129
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.860	08/19/2021	37,300	778	775

CLY	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.850	09/20/2021	58,800	1,205	1,341

DUB	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.470	11/01/2021	474,400	332	3,793
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.520	11/01/2021	465,300	361	3,379

FAR	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.850	09/20/2021	51,200	973	1,168
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.950	09/30/2021	130,100	2,732	2,655

JPM	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.850	09/20/2021	98,200	2,057	2,240

MYC	Put - OTC 3-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.350	03/01/2022	905,300	883	2,502
	Put - OTC 3-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.400	04/01/2022	905,300	1,032	2,878
	Put - OTC 3-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.500	05/02/2022	905,300	1,068	3,005
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.800	09/09/2021	195,000	3,705	4,748

							$ 21,220	$38,558

OPTIONS ON SECURITIES

Counterparty	Description	Strike Price	Expiration Date	Notional Amount(1)	Cost	Market Value
JPM	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 05/01/2051	$69.000	05/06/2021	572,000	$22	$0

SAL	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 04/01/2036	65.000	04/12/2021	500,000	20	0

					$42	$0

Total Purchased Options					$21,262	$38,558

WRITTEN OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
BOA	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.590%	08/23/2021	76,500	$ (268)	$(286)

BPS	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.350	09/03/2021	253,100	(1,468)	(1,805)

CBK	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.360	08/19/2021	37,300	(261)	(243)

CLY	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.350	09/20/2021	76,900	(538)	(609)

FAR	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.350	09/20/2021	67,200	(390)	(532)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.450	09/30/2021	169,450	(1,219)	(1,274)

JPM	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.350	09/20/2021	127,400	(931)	(1,009)

MYC	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.720	11/01/2021	922,700	(3,477)	(4,591)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.300	09/09/2021	253,000	(1,460)	(2,086)

							$ (10,012)	$(12,435)

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2021	131

Schedule of Investments	PIMCO Mortgage Opportunities and Bond Fund	(Cont.)

OPTIONS ON SECURITIES

Counterparty	Description	Strike Price	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
FAR	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 04/01/2051	$101.844	04/07/2021	6,500	$(20)	$(134)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 05/01/2051	99.547	05/06/2021	5,500	(35)	(40)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 05/01/2051	101.547	05/06/2021	9,000	(46)	(35)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 05/01/2051	102.250	05/06/2021	5,500	(24)	(31)

GSC	Put - OTC Fannie Mae, TBA 3.000% due 06/01/2051	103.758	06/07/2021	2,000	(8)	(7)
	Put - OTC Fannie Mae, TBA 3.000% due 06/01/2051	103.895	06/07/2021	2,000	(8)	(7)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 04/01/2051	102.250	04/07/2021	3,000	(13)	(74)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 05/01/2051	102.047	05/06/2021	170,000	(784)	(64)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 05/01/2051	102.109	05/06/2021	170,000	(817)	(58)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 05/01/2051	102.117	05/06/2021	6,500	(29)	(34)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 06/01/2051	101.172	06/07/2021	18,500	(110)	(108)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 06/01/2051	101.512	06/07/2021	6,500	(36)	(42)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 06/01/2051	101.586	06/07/2021	6,000	(37)	(40)

JPM	Put - OTC Fannie Mae, TBA 3.000% due 06/01/2051	103.742	06/07/2021	2,000	(8)	(7)
	Put - OTC Fannie Mae, TBA 3.000% due 06/01/2051	103.875	06/07/2021	3,000	(11)	(11)
	Put - OTC Fannie Mae, TBA 3.000% due 06/01/2051	104.047	06/07/2021	3,000	(11)	(13)
	Put - OTC Ginnie Mae, TBA 2.000% due 05/01/2051	100.047	05/13/2021	8,000	(48)	(49)
	Put - OTC Ginnie Mae, TBA 2.500% due 04/01/2051	103.781	04/14/2021	8,500	(20)	(63)
	Put - OTC Ginnie Mae, TBA 2.500% due 04/01/2051	104.125	04/14/2021	6,000	(15)	(61)
	Put - OTC Ginnie Mae, TBA 2.500% due 04/01/2051	104.266	04/14/2021	7,500	(19)	(85)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 04/01/2051	99.875	04/07/2021	4,000	(14)	(15)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 04/01/2051	100.078	04/07/2021	4,000	(12)	(20)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 04/01/2051	101.484	04/07/2021	2,000	(5)	(34)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 04/01/2051	101.875	04/07/2021	1,100	(2)	0
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 04/01/2051	102.078	04/07/2021	1,100	(3)	0
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 04/01/2051	102.375	04/07/2021	5,500	(22)	(143)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 05/01/2051	98.453	05/06/2021	3,000	(21)	(14)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 05/01/2051	99.391	05/06/2021	3,500	(22)	(24)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 05/01/2051	99.430	05/06/2021	6,500	(39)	(45)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 05/01/2051	99.891	05/06/2021	3,000	(17)	(26)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 05/01/2051	99.914	05/06/2021	6,000	(34)	(53)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 05/01/2051	100.453	05/06/2021	3,000	(15)	(10)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 05/01/2051	100.750	05/06/2021	12,500	(88)	(171)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 05/01/2051	101.391	05/06/2021	3,500	(15)	(3)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 05/01/2051	101.430	05/06/2021	2,000	(6)	(2)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 05/01/2051	101.438	05/06/2021	3,500	(12)	(3)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 05/01/2051	101.891	05/06/2021	3,000	(9)	(1)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 05/01/2051	101.914	05/06/2021	2,000	(6)	(1)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 05/01/2051	102.250	05/06/2021	500	(2)	0
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 06/01/2051	98.531	06/07/2021	8,000	(50)	(63)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 06/01/2051	100.531	06/07/2021	8,000	(41)	(34)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 05/01/2051	101.789	05/06/2021	6,500	(28)	(28)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 06/01/2051	101.391	06/07/2021	2,000	(11)	(12)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 06/01/2051	103.391	06/07/2021	2,000	(7)	(5)
	Put - OTC Uniform Mortgage-Backed Security, TBA 3.000% due 05/01/2051	103.984	05/06/2021	3,000	(9)	(7)
	Put - OTC Uniform Mortgage-Backed Security, TBA 3.000% due 05/01/2051	104.262	05/06/2021	2,000	(6)	(7)

SAL	Put - OTC Fannie Mae, TBA 3.000% due 06/01/2051	103.914	06/07/2021	2,000	(8)	(8)
	Put - OTC Uniform Mortgage-Backed Security, TBA 1.500% due 04/01/2051	98.016	04/07/2021	13,000	(35)	(179)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 04/01/2051	98.953	04/07/2021	6,500	(24)	(8)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 04/01/2051	99.609	04/07/2021	3,500	(12)	(9)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 04/01/2051	99.828	04/07/2021	4,000	(14)	(14)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 04/01/2051	100.953	04/07/2021	6,500	(17)	(1)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 04/01/2051	101.609	04/07/2021	3,000	(7)	0
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 04/01/2051	101.828	04/07/2021	4,000	(9)	0
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 04/01/2051	101.859	04/07/2021	4,000	(9)	0
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 04/01/2051	102.000	04/07/2021	2,000	(5)	(44)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 05/01/2051	98.688	05/06/2021	13,000	(51)	(65)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 05/01/2051	100.391	05/06/2021	4,000	(21)	(14)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 05/01/2051	101.453	05/06/2021	3,500	(12)	(3)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 06/01/2051	99.375	06/07/2021	4,000	(31)	(40)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 06/01/2051	100.047	06/07/2021	16,000	(88)	(104)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 06/01/2051	100.375	06/07/2021	4,000	(25)	(20)
	Put - OTC Uniform Mortgage-Backed Security, TBA 3.000% due 05/01/2051	104.180	05/06/2021	1,500	(4)	(5)

					$(2,967)	$(2,198)

Total Written Options					$(12,979)	$(14,633)

132	PIMCO BOND FUNDS	See Accompanying Notes

March 31, 2021

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(2)

Counterparty	Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(3)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(4)
									Asset	Liability
BOA	ABX.HE.AA.6-1 Index	0.320%	Monthly	07/25/2045	$	3,087	$(1,065)	$865	$0	$(200)
	ABX.HE.AAA.6-2 Index	0.110	Monthly	05/25/2046		6,008	(1,324)	1,134	0	(190)

BRC	ABX.HE.AAA.6-2 Index	0.110	Monthly	05/25/2046		380	(88)	76	0	(12)
	CMBX.NA.AAA.8 Index	0.500	Monthly	10/17/2057		25,000	(1,384)	1,609	225	0

DUB	CMBX.NA.AAA.10 Index	0.500	Monthly	11/17/2059		16,700	(392)	553	161	0
	CMBX.NA.AAA.11 Index	0.500	Monthly	11/18/2054		1,600	(18)	32	14	0
	CMBX.NA.AAA.9 Index	0.500	Monthly	09/17/2058		2,000	(108)	127	19	0

FBF	CMBX.NA.AAA.12 Index	0.500	Monthly	08/17/2061		2,300	(16)	32	16	0
	CMBX.NA.AAA.6 Index	0.500	Monthly	05/11/2063		38,849	(859)	1,029	170	0

GST	CMBX.NA.AAA.10 Index	0.500	Monthly	11/17/2059		6,350	(139)	200	61	0
	CMBX.NA.AAA.6 Index	0.500	Monthly	05/11/2063		270	2	(1)	1	0
	CMBX.NA.AAA.8 Index	0.500	Monthly	10/17/2057		6,300	(328)	385	57	0
	CMBX.NA.AAA.9 Index	0.500	Monthly	09/17/2058		300	(13)	16	3	0

JPS	CMBX.NA.AAA.9 Index	0.500	Monthly	09/17/2058		2,000	(108)	128	20	0

MYC	CMBX.NA.AAA.10 Index	0.500	Monthly	11/17/2059		21,000	(734)	936	202	0
	CMBX.NA.AAA.11 Index	0.500	Monthly	11/18/2054		29,600	(368)	630	262	0
	CMBX.NA.AAA.7 Index	0.500	Monthly	01/17/2047		6,155	(232)	279	47	0
	CMBX.NA.AAA.9 Index	0.500	Monthly	09/17/2058		14,998	(1,430)	1,576	146	0

SAL	ABX.HE.AAA.6-2 Index	0.110	Monthly	05/25/2046		3,802	(745)	626	0	(119)
	CMBX.NA.AAA.10 Index	0.500	Monthly	11/17/2059		44,200	(332)	758	426	0
	CMBX.NA.AAA.11 Index	0.500	Monthly	11/18/2054		172,500	(1,422)	2,949	1,527	0
	CMBX.NA.AAA.12 Index	0.500	Monthly	08/17/2061		8,500	(11)	69	58	0
	CMBX.NA.AAA.9 Index	0.500	Monthly	09/17/2058		50,593	50	444	494	0

							$(11,064)	$14,452	$3,909	$(521)

INTEREST RATE SWAPS

Counterparty	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
JPS	Receive	3-Month MTGEFNCL versus USSW10 Index Spread	0.430%	Maturity	04/06/2021	$195,000	$0	$(320)	$0	$(320)
	Receive	3-Month MTGEFNCL versus USSW10 Index Spread	0.450	Maturity	04/06/2021	590,000	0	(1,087)	0	(1,087)
	Receive	3-Month MTGEFNCL versus USSW10 Index Spread	0.413	Maturity	04/08/2021	390,000	0	(583)	0	(583)
	Receive	3-Month MTGEFNCL versus USSW10 Index Spread	0.395	Maturity	04/19/2021	155,000	0	(231)	0	(231)
	Receive	3-Month MTGEFNCL versus USSW10 Index Spread	0.240	Maturity	05/05/2021	510,000	0	(82)	0	(82)
	Receive	3-Month MTGEFNCL versus USSW10 Index Spread	0.240	Maturity	05/10/2021	165,000	0	(36)	0	(36)
	Receive	3-Month MTGEFNCL versus USSW10 Index Spread	0.245	Maturity	05/17/2021	340,000	0	(117)	0	(117)
	Receive	3-Month MTGEFNCL versus USSW10 Index Spread	0.237	Maturity	05/18/2021	1,300,000	0	(350)	0	(350)
	Receive	3-Month MTGEFNCL versus USSW10 Index Spread	0.245	Maturity	05/19/2021	160,000	0	(58)	0	(58)
	Receive	3-Month MTGEFNCL versus USSW10 Index Spread	0.324	Maturity	06/04/2021	335,000	0	(443)	0	(443)
	Receive	3-Month MTGEFNCL versus USSW10 Index Spread	0.290	Maturity	06/16/2021	620,000	0	(688)	0	(688)
	Receive	3-Month MTGEFNCL versus USSW10 Index Spread	0.290	Maturity	06/18/2021	1,390,000	0	(1,571)	0	(1,571)

							$0	$(5,566)	$0	$(5,566)

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2021	133

Schedule of Investments	PIMCO Mortgage Opportunities and Bond Fund	(Cont.)

TOTAL RETURN SWAPS ON INTEREST RATE INDICES

Counterparty	Pay/Receive(5)	Underlying Reference	# of Units	Financing Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
											Asset	Liability
DUB	Pay	IOS.FN.650.67 Index	828,348	0.106% (1-Month USD-LIBOR)	Monthly	01/12/2038	$	5,384	$0	$(26)	$0	$(26)
	Pay	IOS.FN.600.08 Index	153,175	0.106% (1-Month USD-LIBOR)	Monthly	01/12/2039		919	0	(3)	0	(3)

SAL	Pay	IOS.FN.600.08 Index	108,938	0.106% (1-Month USD-LIBOR)	Monthly	01/12/2039		654	0	(2)	0	(2)

									$0	$(31)	$0	$(31)

Total Swap Agreements									$(11,064)	$8,855	$3,909	$(6,118)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of March 31, 2021:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(6)
BOA	$7,007	$4,764	$0	$11,771	$(273)	$(286)	$(390)	$(949)	$10,822	$(11,650)	$(828)
BPS	359	4,181	0	4,540	(12)	(1,805)	0	(1,817)	2,723	(2,250)	473
BRC	0	0	225	225	(114)	0	(12)	(126)	99	(240)	(141)
CBK	0	1,904	0	1,904	0	(243)	0	(243)	1,661	(1,360)	301
CLY	0	1,341	0	1,341	0	(609)	0	(609)	732	0	732
DUB	0	7,172	194	7,366	0	0	(29)	(29)	7,337	(11,270)	(3,933)
FAR	0	3,823	0	3,823	0	(2,046)	0	(2,046)	1,777	(304)	1,473
FBF	0	0	186	186	0	0	0	0	186	(270)	(84)
GSC	0	0	0	0	0	(434)	0	(434)	(434)	646	212
GST	0	0	122	122	0	0	0	0	122	(120)	2
HUS	586	0	0	586	(16)	0	0	(16)	570	(710)	(140)
IND	0	0	0	0	0	0	0	0	0	(560)	(560)
JPM	0	2,240	0	2,240	0	(2,019)	0	(2,019)	221	0	221
JPS	0	0	20	20	0	0	(5,566)	(5,566)	(5,546)	750	(4,796)
MYC	0	13,133	657	13,790	0	(6,677)	0	(6,677)	7,113	(6,164)	949
MYI	0	0	0	0	(9)	0	0	(9)	(9)	0	(9)
RBC	1	0	0	1	0	0	0	0	1	0	1
SAL	0	0	2,505	2,505	0	(514)	(121)	(635)	1,870	(1,876)	(6)
SCX	3,953	0	0	3,953	(670)	0	0	(670)	3,283	(3,060)	223
UAG	156	0	0	156	0	0	0	0	156	0	156

Total Over the Counter	$12,062	$38,558	$3,909	$54,529	$(1,094)	$(14,633)	$(6,118)	$(21,845)

(l)

Securities with an aggregate market value of $1,770 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of March 31, 2021.

(1)	Notional Amount represents the number of contracts.
(2)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)

Receive represents that the Fund receives payments for any positive net return on the underlying reference. The Fund makes payments for any negative net return on such underlying reference. Pay represents that the Fund receives payments for any negative net return on the underlying reference. The Fund makes payments for any positive net return on such underlying reference.

(6)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

134	PIMCO BOND FUNDS	See Accompanying Notes

March 31, 2021

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2021:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$229	$229
Swap Agreements	0	0	0	0	2,514	2,514

	$0	$0	$0	$0	$2,743	$2,743

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$12,062	$0	$12,062
Purchased Options	0	0	0	0	38,558	38,558
Swap Agreements	0	3,909	0	0	0	3,909

	$0	$3,909	$0	$12,062	$38,558	$54,529

	$0	$3,909	$0	$12,062	$41,301	$57,272

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$1,095	$1,095
Swap Agreements	0	0	0	0	733	733

	$0	$0	$0	$0	$1,828	$1,828

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$1,094	$0	$1,094
Written Options	0	0	0	0	14,633	14,633
Swap Agreements	0	521	0	0	5,597	6,118

	$0	$521	$0	$1,094	$20,230	$21,845

	$0	$521	$0	$1,094	$22,058	$23,673

The effect of Financial Derivative Instruments on the Statements of Operations for the year ended March 31, 2021:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$(4)	$(4)
Futures	0	0	0	0	(76,337)	(76,337)
Swap Agreements	0	0	0	0	(82,210)	(82,210)

	$0	$0	$0	$0	$(158,551)	$(158,551)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(31,973)	$0	$(31,973)
Purchased Options	0	0	0	0	(12,963)	(12,963)
Written Options	0	0	0	0	15,778	15,778
Swap Agreements	0	5,661	0	0	(16,916)	(11,255)

	$0	$5,661	$0	$(31,973)	$(14,101)	$(40,413)

	$0	$5,661	$0	$(31,973)	$(172,652)	$(198,964)

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$89,001	$89,001
Swap Agreements	0	0	0	0	187,745	187,745

	$0	$0	$0	$0	$276,746	$276,746

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$4,847	$0	$4,847
Purchased Options	0	0	0	0	20,946	20,946
Written Options	0	0	0	0	9,520	9,520
Swap Agreements	0	6,710	0	0	(9,271)	(2,561)

	$0	$6,710	$0	$4,847	$21,195	$32,752

	$0	$6,710	$0	$4,847	$297,941	$309,498

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2021	135

Schedule of Investments	PIMCO Mortgage Opportunities and Bond Fund	(Cont.)	March 31, 2021

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2021 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2021
Investments in Securities, at Value
Loan Participations and Assignments	$0	$1,478	$0	$1,478
Corporate Bonds & Notes
Banking & Finance	0	32,122	0	32,122
Industrials	0	4,295	0	4,295
U.S. Government Agencies	0	7,084,749	0	7,084,749
U.S. Treasury Obligations	0	1,130,196	0	1,130,196
Non-Agency Mortgage-Backed Securities	52,666	1,775,208	64,105	1,891,979
Asset-Backed Securities	0	2,111,831	12,489	2,124,320
Short-Term Instruments
Repurchase Agreements	0	8,320	0	8,320
U.S. Treasury Bills	0	5,338	0	5,338

	$52,666	$12,153,537	$76,594	$12,282,797

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$250,982	$0	$0	$250,982

Total Investments	$303,648	$12,153,537	$76,594	$12,533,779

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2021

Short Sales, at Value - Liabilities
U.S. Government Agencies	$0	$(1,475,765)	$0	$(1,475,765)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	229	2,514	0	2,743
Over the counter	0	54,529	0	54,529

	$229	$57,043	$0	$57,272

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(1,095)	(733)	0	(1,828)
Over the counter	0	(21,845)	0	(21,845)

	$(1,095)	$(22,578)	$0	$(23,673)

Total Financial Derivative Instruments	$(866)	$34,465	$0	$33,599

Totals	$302,782	$10,712,237	$76,594	$11,091,613

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ended March 31, 2021:

Category and Subcategory	Beginning Balance at 03/31/2020	Net Purchases	Net Sales/ Settlements	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation)(1)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 03/31/2021	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 03/31/2021(1)
Investments in Securities, at Value
Non-Agency Mortgage-Backed Securities	$70,648	$0	$(4,834)	$(31)	$(88)	$(1,590)	$0	$0	$64,105	$(1,174)
Asset-Backed Securities	11,051	0	(459)	0	0	1,897	0	0	12,489	1,791

Totals	$81,699	$0	$(5,293)	$(31)	$(88)	$307	$0	$0	$76,594	$617

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category and Subcategory	Ending Balance at 03/31/2021	Valuation Technique	Unobservable Inputs	(% Unless Noted Otherwise)
				Input Value(s)	Weighted Average
Investments in Securities, at Value
Non-Agency Mortgage-Backed Securities	$64,105	Proxy Pricing	Base Price	103.375-110.250	108.448
Asset-Backed Securities	12,489	Other Valuation Techniques(2)	—	—	—

Total	$76,594

(1)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at March 31, 2021 may be due to an investment no longer held or categorized as Level 3 at period end.

(2)	Includes valuation techniques not defined in the Notes to Financial Statements as securities valued using such techniques are not considered significant to the Fund.

136	PIMCO BOND FUNDS	See Accompanying Notes

Schedule of Investments	PIMCO Strategic Bond Fund	March 31, 2021

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 83.1%

LOAN PARTICIPATIONS AND ASSIGNMENTS 1.3%

Brookfield Retail Holdings
2.609% (LIBOR03M + 2.500%) due 08/27/2025 ~		$199	$191

Caesars Resort Collection LLC
4.609% (LIBOR03M + 4.500%) due 07/21/2025 ~		299	300

Cornerstone Building Brands, Inc.
3.856% (LIBOR03M + 3.750%) due 04/12/2025 ~		195	195

Dell International LLC
2.000% (LIBOR03M + 1.750%) due 09/19/2025 ~		317	318

IRB Holding Corp.
4.250% (LIBOR03M + 3.250%) due 12/15/2027 ~		200	200

Kronos Acquisition Holdings, Inc.
4.250% (LIBOR03M + 3.750%) due 12/22/2026 ~		200	197

U.S. Foods, Inc.
1.859% (LIBOR03M + 1.750%) due 06/27/2023 ~		298	295

Zayo Group Holdings, Inc.
3.109% (LIBOR03M + 3.000%) due 03/09/2027 ~		269	267

Total Loan Participations and Assignments (Cost $1,968)			1,963

CORPORATE BONDS & NOTES 20.1%

BANKING & FINANCE 13.3%

AIA Group Ltd.
0.707% (US0003M + 0.520%) due 09/20/2021 ~		700	699

American Assets Trust LP
3.375% due 02/01/2031		200	197

Banco Bilbao Vizcaya Argentaria S.A.
5.875% due 09/24/2023 •(f)(g)	EUR	400	501

Banco BTG Pactual S.A.
4.500% due 01/10/2025		$400	409

Bank of America Corp.
3.864% due 07/23/2024 •		300	321

Barclays PLC
3.375% due 04/02/2025 •	EUR	100	128
4.610% due 02/15/2023 •		$200	207
4.972% due 05/16/2029 •		700	806
7.875% due 03/15/2022 •(f)(g)		200	211

BNP Paribas S.A.
4.705% due 01/10/2025 •		300	330
7.000% due 08/16/2028 •(f)(g)		300	348

Brixmor Operating Partnership LP
2.250% due 04/01/2028		200	197

Brookfield Finance, Inc.
4.000% due 04/01/2024		50	54

CIT Group, Inc.
4.750% due 02/16/2024		200	218

Cooperatieve Rabobank UA
6.625% due 06/29/2021 •(f)(g)	EUR	200	238

Credit Suisse AG
6.500% due 08/08/2023 (g)		$200	221

Credit Suisse Group AG
4.550% due 04/17/2026		500	560
6.375% due 08/21/2026 •(f)(g)		200	213

Deutsche Bank AG
1.750% due 11/19/2030 •	EUR	200	243
3.729% due 01/14/2032 •(h)		$200	194
3.961% due 11/26/2025 •		400	433

Ford Motor Credit Co. LLC
0.162% due 12/01/2024 •	EUR	100	112
1.744% due 07/19/2024		100	118
2.748% due 06/14/2024	GBP	100	139
3.375% due 11/13/2025		$300	305

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Fortress Transportation & Infrastructure Investors LLC
6.750% due 03/15/2022		$205	$205

Goldman Sachs Group, Inc.
0.523% due 03/08/2023		200	200
0.673% due 03/08/2024 •		200	200
1.218% (US0003M + 1.000%) due 07/24/2023 ~		200	202
1.325% (US0003M + 1.110%) due 04/26/2022 ~		200	200
1.790% (US0003M + 1.600%) due 11/29/2023 ~		300	309

HSBC Holdings PLC
1.750% due 07/24/2027 •	GBP	200	278
4.292% due 09/12/2026 •		$300	332
4.583% due 06/19/2029 •		100	112

ING Groep NV
2.727% due 04/01/2032 •(a)		400	401

Intesa Sanpaolo SpA
7.750% due 01/11/2027 •(f)(g)	EUR	200	288

JPMorgan Chase & Co.
1.118% (US0003M + 0.900%) due 04/25/2023 ~		$400	403
1.448% (US0003M + 1.230%) due 10/24/2023 ~		300	305

Lazard Group LLC
4.500% due 09/19/2028		800	904

LeasePlan Corp. NV
2.875% due 10/24/2024		200	210

Lloyds Banking Group PLC
7.625% due 06/27/2023 •(f)(g)	GBP	300	452

Mitsubishi UFJ Lease & Finance Co. Ltd.
3.406% due 02/28/2022		$200	205

MPT Operating Partnership LP
3.375% due 04/24/2030	GBP	100	139

National Health Investors, Inc.
3.000% due 02/01/2031		$200	187

Nationwide Building Society
4.302% due 03/08/2029 •		300	332
4.363% due 08/01/2024 •		300	324

Natwest Group PLC
3.875% due 09/12/2023		500	536
4.519% due 06/25/2024 •		200	216
4.800% due 04/05/2026		500	568
8.625% due 08/15/2021 •(f)(g)		300	308

Navient Corp.
6.625% due 07/26/2021		200	204

OneMain Finance Corp.
6.125% due 03/15/2024		250	270

Park Aerospace Holdings Ltd.
5.250% due 08/15/2022		7	7

Santander UK Group Holdings PLC
3.823% due 11/03/2028 •		950	1,038
7.375% due 06/24/2022 •(f)(g)	GBP	200	289

SMBC Aviation Capital Finance DAC
4.125% due 07/15/2023		$700	746

Societe Generale S.A.
6.750% due 04/06/2028 •(f)(g)		300	335

UniCredit SpA
7.830% due 12/04/2023		600	700

Volkswagen Bank GmbH
0.625% due 09/08/2021	EUR	200	236

Wells Fargo & Co.
1.442% (US0003M + 1.230%) due 10/31/2023 ~		$200	203
3.000% due 04/22/2026		300	321

			19,567

INDUSTRIALS 5.7%

American Airlines Pass-Through Trust
3.250% due 04/15/2030		82	79
3.375% due 11/01/2028		218	212

American Airlines, Inc.
5.500% due 04/20/2026		100	104

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Bellis Acquisition Co. PLC
3.250% due 02/16/2026	GBP	300	$416

Boeing Co.
1.950% due 02/01/2024		$200	205

Broadcom, Inc.
4.110% due 09/15/2028		15	16

Charter Communications Operating LLC
3.500% due 06/01/2041		200	190

Constellation Brands, Inc.
2.650% due 11/07/2022		200	206

D.R. Horton, Inc.
4.375% due 09/15/2022		100	105
4.750% due 02/15/2023		200	213

DAE Funding LLC
3.375% due 03/20/2028		200	199

Expedia Group, Inc.
6.250% due 05/01/2025		44	51

GATX Corp.
0.915% (US0003M + 0.720%) due 11/05/2021 ~		200	201

Hasbro, Inc.
2.600% due 11/19/2022		200	206

Hilton Domestic Operating Co., Inc.
3.625% due 02/15/2032		100	97
3.750% due 05/01/2029		400	397

IHS Markit Ltd.
5.000% due 11/01/2022		200	211

Imperial Brands Finance PLC
3.750% due 07/21/2022		400	413

INEOS Quattro Finance 2 PLC
2.500% due 01/15/2026	EUR	100	118

Marriott International, Inc.
2.850% due 04/15/2031		$200	197

Melco Resorts Finance Ltd.
5.375% due 12/04/2029		200	213

Microchip Technology, Inc.
3.922% due 06/01/2021		400	402

Mitchells & Butlers Finance PLC
6.013% due 12/15/2030	GBP	158	238

Nissan Motor Co. Ltd.
3.522% due 09/17/2025		$500	530

Penske Truck Leasing Co. LP
3.375% due 02/01/2022		600	611

Petroleos Mexicanos
6.840% due 01/23/2030		200	203

Seven & i Holdings Co. Ltd.
3.350% due 09/17/2021		800	810

T-Mobile USA, Inc.
3.875% due 04/15/2030		200	217

TEGNA, Inc.
4.625% due 03/15/2028		200	204

Teva Pharmaceutical Finance Netherlands BV
2.200% due 07/21/2021		78	78

Toyota Tsusho Corp.
3.625% due 09/13/2023		300	321

Transocean, Inc.
7.250% due 11/01/2025		100	65

United Airlines Pass-Through Trust
5.875% due 04/15/2029		195	217

Viking Ocean Cruises Ship Ltd.
5.625% due 02/15/2029		200	203

Virgin Media Secured Finance PLC
4.250% due 01/15/2030	GBP	100	139

			8,287

UTILITIES 1.1%

Duke Energy Corp.
0.827% (US0003M + 0.650%) due 03/11/2022 ~		$300	301

Pacific Gas & Electric Co.
1.367% due 03/10/2023		400	400
1.573% (US0003M + 1.375%) due 11/15/2021 ~		300	301

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2021	137

Schedule of Investments	PIMCO Strategic Bond Fund	(Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Petrobras Global Finance BV
5.299% due 01/27/2025		$325	$360

Rio Oil Finance Trust
8.200% due 04/06/2028		243	277

			1,639

Total Corporate Bonds & Notes (Cost $28,003)			29,493

U.S. GOVERNMENT AGENCIES 12.7%

Fannie Mae
0.229% due 03/25/2034 •		7	7
1.009% due 04/25/2032 •		10	11

Fannie Mae, TBA
3.000% due 06/01/2051		4,200	4,373

Uniform Mortgage-Backed Security
4.000% due 04/01/2048		952	1,021

Uniform Mortgage-Backed Security, TBA
2.000% due 06/01/2051		2,800	2,784
2.500% due 05/01/2051		10,200	10,446

Total U.S. Government Agencies (Cost $18,685)			18,642

U.S. TREASURY OBLIGATIONS 12.4%

U.S. Treasury Inflation Protected Securities (e)
0.125% due 04/15/2021 (j)		2,428	2,433
0.750% due 07/15/2028		1,250	1,426
1.375% due 02/15/2044		224	294
1.750% due 01/15/2028		749	901

U.S. Treasury Notes
0.625% due 08/15/2030		100	91
0.875% due 11/15/2030		1,000	925
1.250% due 07/31/2023 (l)		587	601
1.500% due 02/15/2030		6,300	6,224
2.625% due 02/15/2029		360	390
2.875% due 05/15/2028 (l)		1,100	1,209
3.125% due 11/15/2028		3,300	3,691

Total U.S. Treasury Obligations (Cost $17,960)			18,185

NON-AGENCY MORTGAGE-BACKED SECURITIES 3.0%

American Home Mortgage Investment Trust
6.000% due 03/25/2047 þ		138	128

Banc of America Funding Trust
2.786% due 06/20/2032 ~		25	26

Bear Stearns Adjustable Rate Mortgage Trust
2.876% due 02/25/2034 ~		25	25

Bear Stearns ALT-A Trust
3.394% due 05/25/2036 ^~		761	529

Countrywide Alternative Loan Trust
6.000% due 01/25/2036		430	393

Countrywide Home Loan Mortgage Pass-Through Trust
3.115% due 08/25/2034 ^~		6	6

Credit Suisse First Boston Mortgage-Backed Pass-Through Certificates
2.595% due 07/25/2033 ~		6	6

Credit Suisse Mortgage Capital Mortgage-Backed Trust
6.421% due 10/25/2037 ~		282	239

EMF-NL Prime BV
0.248% due 04/17/2041 •	EUR	44	49

GSR Mortgage Loan Trust
3.040% due 06/25/2034 ~		$15	16
5.750% due 01/25/2037 ^		13	11

HarborView Mortgage Loan Trust
3.812% due 06/19/2036 ^~		140	95

MASTR Adjustable Rate Mortgages Trust
2.540% due 05/25/2034 ~		49	49

Mellon Residential Funding Corp. Mortgage Pass-Through Trust
0.966% due 08/15/2032 •		92	88

Residential Accredit Loans, Inc. Trust
5.726% due 09/25/2037 ~		499	432

Residential Asset Securitization Trust
6.000% due 07/25/2037 ^		203	112

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Stratton Mortgage Funding PLC
0.949% due 07/20/2060 •	GBP	250	$345

Structured Asset Mortgage Investments Trust
0.610% due 07/19/2035 •		$24	24

Towd Point Mortgage Funding PLC
1.058% due 10/20/2051 •	GBP	1,029	1,427

WaMu Mortgage Pass-Through Certificates Trust
1.659% due 08/25/2042 •		$13	13
2.808% due 03/25/2037 ^~		499	466

Total Non-Agency Mortgage-Backed Securities (Cost $4,501)			4,479

ASSET-BACKED SECURITIES 16.5%

Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates
0.814% due 11/25/2035 •		521	522
1.129% due 09/25/2034 •		400	401

Babson Euro CLO BV
0.277% due 10/25/2029 •	EUR	346	405

Bayview Financial Acquisition Trust
6.096% due 12/28/2036 þ		$400	423

Bayview Opportunity Master Fund Trust
3.475% due 06/28/2034 þ		205	206

Bear Stearns Asset-Backed Securities Trust
0.339% due 02/25/2037 •		600	566
0.739% due 02/25/2036 •		538	535

Blackrock European CLO DAC
0.620% due 10/15/2031 •	EUR	500	586

Cairn CLO BV
0.600% due 04/30/2031 •		500	586

Catamaran CLO Ltd.
1.313% due 01/18/2029 •		$600	601

Cathedral Lake CLO Ltd.
1.049% due 07/15/2029 «•(a)		500	500

CIT Mortgage Loan Trust
1.609% due 10/25/2037 •		400	408

Countrywide Asset-Backed Certificates
0.309% due 06/25/2047 ^•		476	445

Countrywide Asset-Backed Certificates Trust
0.849% due 08/25/2047 •		186	182

CSAB Mortgage-Backed Trust
0.258% due 11/25/2036 •		971	247

Dryden Euro CLO BV
0.880% due 01/15/2030 •	EUR	500	586

Fremont Home Loan Trust
0.249% due 01/25/2037 •		$627	417

HSI Asset Securitization Corp. Trust
0.889% due 01/25/2036 •		400	383

IXIS Real Estate Capital Trust
0.339% due 01/25/2037 •		121	61

Jubilee CLO BV
0.610% due 04/15/2030 •(a)	EUR	500	586
0.650% due 04/15/2031 •		500	586

LCM LP
1.264% due 10/20/2027 •		$355	355

Legacy Mortgage Asset Trust
3.750% due 04/25/2059 þ		398	402

LoanCore Issuer Ltd.
1.236% due 05/15/2036 •		1,000	1,000

Marathon CLO Ltd.
1.342% due 04/15/2029 •		300	301

Marble Point CLO Ltd.
1.222% due 10/15/2030 •(a)		500	500

Morgan Stanley ABS Capital, Inc. Trust
0.259% due 09/25/2036 •		726	355
0.649% due 12/25/2034 •		231	227

OZLM Ltd.
1.255% due 04/30/2027 •		424	424

Palmer Square Loan Funding Ltd.
0.982% due 02/20/2028 •		314	314
1.094% due 11/15/2026 •		270	270

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Residential Asset Securities Corp. Trust
0.629% due 07/25/2036 ^•		$1,424	$1,290
0.709% due 02/25/2036 •		1,462	1,460

Saxon Asset Securities Trust
0.419% due 09/25/2037 •		414	404

SG Mortgage Securities Trust
0.319% due 10/25/2036 •		700	568

Sierra Madre Funding Ltd.
0.504% due 09/07/2039 •		1,131	994

Sound Point CLO Ltd.
1.156% due 07/25/2030 •		500	500
1.161% due 01/23/2029 •		700	700
1.274% due 10/20/2028 •		700	701

Soundview Home Loan Trust
0.309% due 06/25/2037 •		657	545

Tikehau CLO BV
0.880% due 12/07/2029 •	EUR	374	439

Tralee CLO Ltd.
1.334% due 10/20/2028 •		$597	598

Venture CLO Ltd.
1.231% due 07/20/2030 •		700	699
1.244% due 04/20/2029 •		500	500
1.872% due 10/22/2031 •		700	700

WaMu Asset-Backed Certificates WaMu Trust
0.334% due 05/25/2037 •		462	436

Zais CLO Ltd.
1.391% due 04/15/2028 •		339	340

Total Asset-Backed Securities (Cost $23,058)			24,254

SOVEREIGN ISSUES 8.4%

Australia Government International Bond
2.500% due 05/21/2030	AUD	2,000	1,631

Brazil Letras do Tesouro Nacional
0.000% due 10/01/2021 (c)	BRL	14,000	2,438

China Development Bank
3.230% due 01/10/2025	CNY	10,500	1,597
3.340% due 07/14/2025		9,300	1,418

Israel Government International Bond
3.800% due 05/13/2060		$200	215
5.500% due 01/31/2022	ILS	6,100	1,908

Peru Government International Bond
5.940% due 02/12/2029	PEN	2,200	667
6.350% due 08/12/2028		2,700	842
8.200% due 08/12/2026		1,000	350

Provincia de Buenos Aires
37.855% due 04/12/2025	ARS	380	2

Saudi Government International Bond
4.500% due 10/26/2046		$200	221

South Africa Government International Bond
4.850% due 09/30/2029		400	404

Turkey Government International Bond
6.350% due 08/10/2024		600	603

Total Sovereign Issues (Cost $12,369)			12,296

		SHARES
PREFERRED SECURITIES 0.2%

BANKING & FINANCE 0.2%

AGFC Capital Trust
1.991% (US0003M + 1.750%) due 01/15/2067 ~		100,000	57

Citigroup, Inc.
4.000% due 12/10/2025 •(f)		200,000	202

Nationwide Building Society
10.250% ~(f)		250	64

Total Preferred Securities (Cost $307)			323

138	PIMCO BOND FUNDS	See Accompanying Notes

March 31, 2021

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SHORT-TERM INSTRUMENTS 8.5%

ARGENTINA TREASURY BILLS 0.0%
18.181% due 06/30/2021 - 09/13/2021 (b)(c)	ARS	2,666	$19

ISRAEL TREASURY BILLS 2.4%
(0.035)% due 05/05/2021 - 02/02/2022 (b)(c)	ILS	12,000	3,590

JAPAN TREASURY BILLS 6.1%
(0.099)% due 07/05/2021 (c)(d)	JPY	1,000,000	9,034

Total Short-Term Instruments (Cost $12,811)			12,643

Total Investments in Securities (Cost $119,662)			122,278

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 28.4%

SHORT-TERM INSTRUMENTS 28.4%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 28.4%

PIMCO Short-Term Floating NAV Portfolio III	4,227,389	$41,682

Total Short-Term Instruments (Cost $41,680)		41,682

Total Investments in Affiliates (Cost $41,680)		41,682

Total Investments 111.5% (Cost $161,342)		$163,960

Financial Derivative Instruments (i)(k) 0.3% (Cost or Premiums, net $(1,968))		350

Other Assets and Liabilities, net (11.8)%		(17,289)

Net Assets 100.0%		$147,021

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
«	Security valued using significant unobservable inputs (Level 3).
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
(a)	When-issued security.
(b)	Coupon represents a weighted average yield to maturity.
(c)	Zero coupon security.
(d)	Coupon represents a yield to maturity.
(e)	Principal amount of security is adjusted for inflation.
(f)	Perpetual maturity; date shown, if applicable, represents next contractual call date.
(g)	Contingent convertible security.

(h)  RESTRICTED SECURITIES:

Issuer Description	Coupon	Maturity Date	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
Deutsche Bank AG	3.729%	01/14/2032	01/21/2021	$ 201	$194	0.13%

The average amount of borrowings outstanding during the period ended March 31, 2021 was $(780) at a weighted average interest rate of 0.428%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(i)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

WRITTEN OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Notional Amount	Premiums (Received)	Market Value
Put - CME 90-Day Eurodollar April 2021 Futures	$98.500	04/16/2021	2	$5	$(1)	$(1)
Call - CME 90-Day Eurodollar April 2021 Futures	99.000	04/16/2021	2	5	0	0

Total Written Options					$(1)	$(1)

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2021	139

Schedule of Investments	PIMCO Strategic Bond Fund	(Cont.)

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
Euro-BTP Italy Government Bond June Futures	06/2021	28	$4,903	$3	$9	$(15)
Euro-Bund 10-Year Bond June Futures	06/2021	18	3,615	(6)	6	(13)
U.S. Treasury 5-Year Note June Futures	06/2021	28	3,455	(44)	0	(5)
U.S. Treasury 10-Year Note June Futures	06/2021	53	6,940	(175)	0	(13)
U.S. Treasury 10-Year Ultra Long-Term Bond June Futures	06/2021	2	287	(7)	0	(1)

				$(229)	$15	$(47)

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
U.S. Treasury 30-Year Bond June Futures	06/2021	56	$(8,657)	$350	$25	$0
U.S. Treasury Ultra Long-Term Bond June Futures	06/2021	2	(362)	21	2	0

				$371	$27	$0

Total Futures Contracts				$142	$42	$(47)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(1)

Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2021(3)	Notional Amount(4)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
										Asset	Liability
AES Corp.	5.000%	Quarterly	12/20/2025	0.669%		$300	$59	$2	$61	$1	$0
AT&T, Inc.	1.000	Quarterly	06/20/2024	0.452		200	(1)	4	3	0	0
Boeing Co.	1.000	Quarterly	12/20/2022	0.607		100	0	1	1	0	0
British Telecommunications PLC	1.000	Quarterly	12/20/2024	0.506	EUR	300	1	6	7	0	0

							$59	$13	$72	$1	$0

CREDIT DEFAULT SWAPS ON CREDIT INDICES - BUY PROTECTION(2)

Index/Tranches	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Notional Amount(4)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
									Asset	Liability
CDX.HY-35 5-Year Index	(5.000)%	Quarterly	12/20/2025	$	3,000	$(125)	$(152)	$(277)	$0	$(11)
iTraxx Europe Main 32 5-Year Index	(1.000)	Quarterly	12/20/2024	EUR	700	(18)	(1)	(19)	0	(1)
iTraxx Europe Senior 27 5-Year Index	(1.000)	Quarterly	06/20/2022		900	(27)	15	(12)	0	0

						$(170)	$(138)	$(308)	$0	$(12)

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Receive(6)	1-Day GBP-SONIO Compounded-OIS	0.000%	Annual	06/16/2026	GBP	9,400	$(2)	$315	$313	$25	$0
Pay(6)	1-Day GBP-SONIO Compounded-OIS	0.750	Annual	09/15/2031		2,800	(38)	1	(37)	0	0
Receive(6)	1-Day GBP-SONIO Compounded-OIS	0.750	Annual	09/15/2051		1,000	80	0	80	0	(1)
Pay	1-Year BRL-CDI	3.350	Maturity	01/03/2022	BRL	10,600	0	(13)	(13)	1	0
Pay	1-Year BRL-CDI	3.360	Maturity	01/03/2022		28,300	1	(14)	(13)	2	0
Pay	1-Year BRL-CDI	3.364	Maturity	01/03/2022		50,900	0	(32)	(32)	3	0
Pay	1-Year BRL-CDI	3.700	Maturity	01/03/2022		24,800	(10)	(12)	(22)	2	0
Pay	1-Year BRL-CDI	3.978	Maturity	01/03/2022		1,500	0	(1)	(1)	0	0
Pay	1-Year BRL-CDI	4.040	Maturity	01/03/2022		600	0	0	0	0	0
Pay	3-Month CAD-Bank Bill	1.270	Semi-Annual	03/03/2022	CAD	900	0	6	6	0	0
Pay	3-Month CAD-Bank Bill	1.273	Semi-Annual	03/03/2022		200	0	1	1	0	0
Pay	3-Month CAD-Bank Bill	1.500	Semi-Annual	06/17/2022		400	2	3	5	0	0
Pay	3-Month CAD-Bank Bill	1.220	Semi-Annual	03/03/2025		300	0	0	0	0	0
Pay	3-Month CAD-Bank Bill	1.275	Semi-Annual	03/03/2025		300	0	1	1	0	0

140	PIMCO BOND FUNDS	See Accompanying Notes

March 31, 2021

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Pay	3-Month CAD-Bank Bill	1.276%	Semi-Annual	03/03/2025	CAD	200	$0	$1	$1	$0	$0
Pay	3-Month CAD-Bank Bill	1.290	Semi-Annual	03/03/2025		100	0	0	0	0	0
Pay	3-Month CAD-Bank Bill	1.235	Semi-Annual	03/04/2025		2,100	1	2	3	0	(1)
Pay	3-Month USD-LIBOR	2.700	Semi-Annual	12/14/2023		$400	(4)	32	28	0	0
Pay	3-Month USD-LIBOR	0.622	Semi-Annual	03/20/2025		3,300	0	(19)	(19)	0	(3)
Pay	3-Month USD-LIBOR	0.640	Semi-Annual	02/18/2026		4,100	(6)	(67)	(73)	0	(4)
Pay(6)	3-Month USD-LIBOR	0.500	Semi-Annual	06/16/2026		4,700	(120)	(27)	(147)	0	(5)
Receive	3-Month USD-LIBOR	0.750	Semi-Annual	03/30/2031		14,800	147	1,274	1,421	16	0
Pay(6)	3-Month USD-LIBOR	1.800	Semi-Annual	10/01/2031		900	0	(10)	(10)	0	(1)
Pay	3-Month USD-LIBOR	1.400	Semi-Annual	12/29/2050		1,250	(8)	(222)	(230)	0	(5)
Receive	3-Month USD-LIBOR	1.150	Semi-Annual	03/30/2051		500	16	104	120	1	0
Receive(6)	3-Month USD-LIBOR	1.250	Semi-Annual	06/16/2051		1,100	213	36	249	4	0
Pay(6)	28-Day MXN-TIIE	5.660	Lunar	03/24/2023	MXN	150,000	(1)	5	4	5	0
Pay	UKRPI	3.579	Maturity	10/15/2033	GBP	900	0	56	56	0	0

							$271	$1,420	$1,691	$59	$(20)

Total Swap Agreements							$160	$1,295	$1,455	$60	$(32)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of March 31, 2021:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset			Market Value	Variation Margin Liability
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements	Total
Total Exchange-Traded or Centrally Cleared	$0	$42	$60	$102	$(1)	$(47)	$(32)	$(80)

(j)

Securities with an aggregate market value of $671 and cash of $1,372 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2021. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(6)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.

(k)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BOA	04/2021	BRL	3,396		$597	$0	$(7)
	04/2021	GBP	1,395		1,975	52	0
	04/2021		$619	BRL	3,396	0	(16)
	04/2021		39	RUB	3,010	1	0
	05/2021	ILS	3,400		$1,033	15	0
	05/2021		$78	BRL	442	0	0

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2021	141

Schedule of Investments	PIMCO Strategic Bond Fund	(Cont.)

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
	05/2021		$607	COP	2,186,244	$0	$(10)
	06/2021		170	CLP	121,822	0	(1)
	06/2021		23	RUB	1,724	0	0
	06/2021		48	ZAR	725	1	0

BPS	04/2021	EUR	1,039		$1,238	20	0
	08/2021	PEN	66		18	0	0

BSH	10/2021	BRL	14,000		2,467	20	0

CBK	04/2021	CLP	151,441		207	0	(3)
	04/2021	MXN	12,286		597	0	(4)
	04/2021	PEN	4,031		1,109	32	0
	04/2021		$555	CAD	699	2	0
	04/2021		210	CLP	151,441	0	0
	04/2021		616	MXN	12,424	0	(8)
	04/2021		883	PEN	3,259	0	(12)
	05/2021	CAD	699		$555	0	(2)
	05/2021	PEN	658		178	2	0
	05/2021		$50	COP	177,725	0	(2)
	05/2021		103	RUB	7,717	0	(2)
	06/2021	PEN	2,123		$577	10	0
	06/2021		$546	CLP	398,546	7	0
	06/2021		107	RUB	7,954	0	(2)
	08/2021	PEN	139		$38	1	0
	09/2021		2,900		785	11	0
	01/2022	ILS	1,161		356	6	0
	02/2022		2,100		640	8	0

DUB	04/2021	BRL	5,154		931	15	0
	04/2021		$905	BRL	5,154	11	0
	04/2021		4	PEN	15	0	0
	05/2021		930	BRL	5,154	0	(16)

GLM	04/2021	BRL	1,428		$251	0	(3)
	04/2021	PEN	11		3	0	0
	04/2021		$1,657	AUD	2,172	0	(7)
	04/2021		260	BRL	1,428	0	(6)
	04/2021		3	PEN	11	0	0
	04/2021		123	RUB	9,296	0	(1)
	05/2021	AUD	2,172		$1,657	7	0
	05/2021		$70	COP	248,780	0	(2)
	06/2021	CNH	8,717		$1,323	2	0
	06/2021	PEN	7		2	0	0
	07/2021	JPY	1,000,000		9,165	125	0

HUS	04/2021	AUD	2,172		1,689	39	0
	04/2021	CAD	650		513	0	(4)
	04/2021	EUR	445		527	5	0
	04/2021	GBP	489		676	2	0
	04/2021	PEN	11		3	0	0
	04/2021		$1,860	EUR	1,571	0	(17)
	04/2021		3	PEN	11	0	0
	05/2021	PEN	51		$14	0	0
	05/2021		$104	RUB	7,820	0	(2)
	06/2021	PEN	115		$31	1	0
	06/2021		$26	RUB	1,926	0	(1)
	06/2021		368	ZAR	5,681	13	0
	12/2021	PEN	11		$3	0	0

JPM	04/2021	BRL	661		116	0	(1)
	04/2021	MXN	331		16	0	0
	04/2021		$120	BRL	661	0	(3)
	06/2021		161	ZAR	2,459	4	0
	11/2021	ILS	6,502		$2,008	55	0
	01/2022		5,277		1,623	36	0

MYI	06/2021	CNH	11,265		1,715	8	0

SCX	04/2021	CAD	49		39	0	0
	04/2021	EUR	5,885		7,149	248	0
	04/2021		$2,592	GBP	1,884	6	0
	05/2021	EUR	5,885		$6,921	15	0
	05/2021	GBP	1,884		2,592	0	(5)
	06/2021	PEN	100		27	1	0
	06/2021		$82	INR	6,118	1	0
	12/2021	PEN	130		$35	0	0

142	PIMCO BOND FUNDS	See Accompanying Notes

March 31, 2021

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
UAG	04/2021	BRL	111		$19	$0	$0
	04/2021		$20	BRL	111	0	0
	04/2021		42	RUB	3,230	0	0
	06/2021		53		3,933	0	(1)

Total Forward Foreign Currency Contracts						$782	$(138)

PURCHASED OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Cost	Market Value
MYC	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.800%	09/29/2021	3,100	$68	$85

Total Purchased Options							$68	$85

WRITTEN OPTIONS:

CREDIT DEFAULT SWAPTIONS ON CREDIT INDICES

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
BOA	Put - OTC CDX.IG-35 5-Year Index	Sell	0.800%	05/19/2021	300	$0	$0
	Put - OTC CDX.IG-35 5-Year Index	Sell	0.900	05/19/2021	100	0	0
	Put - OTC CDX.IG-35 5-Year Index	Sell	0.800	06/16/2021	200	0	0
	Put - OTC CDX.IG-35 5-Year Index	Sell	0.900	06/16/2021	200	0	0
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.800	06/16/2021	200	0	0

BPS	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.750	05/19/2021	400	(1)	0
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.800	05/19/2021	100	0	0

BRC	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.700	05/19/2021	800	(1)	0
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.750	05/19/2021	300	0	0
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.800	05/19/2021	100	0	0
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.800	06/16/2021	600	(1)	0
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.850	06/16/2021	200	0	0
	Call - OTC iTraxx Europe 34 5-Year Index	Buy	0.400	07/21/2021	400	0	0
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.750	07/21/2021	400	(1)	(1)

DUB	Put - OTC CDX.IG-35 5-Year Index	Sell	1.000	04/21/2021	200	0	0
	Put - OTC CDX.IG-35 5-Year Index	Sell	0.750	05/19/2021	400	(1)	0
	Put - OTC CDX.IG-35 5-Year Index	Sell	0.900	06/16/2021	100	0	0
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.750	05/19/2021	200	0	0
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.850	06/16/2021	200	0	0

FBF	Put - OTC CDX.HY-35 5-Year Index	Sell	100.000	06/16/2021	100	(1)	0
	Call - OTC CDX.IG-35 5-Year Index	Buy	0.450	06/16/2021	700	0	(1)
	Put - OTC CDX.IG-35 5-Year Index	Sell	0.800	06/16/2021	700	(1)	(1)
	Put - OTC CDX.IG-35 5-Year Index	Sell	0.900	06/16/2021	200	0	0
	Put - OTC CDX.IG-36 5-Year Index	Sell	0.850	06/16/2021	1,100	(1)	(1)

GST	Put - OTC CDX.IG-35 5-Year Index	Sell	0.750	05/19/2021	600	(1)	0
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.750	05/19/2021	200	0	0
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.800	05/19/2021	300	0	0
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.800	06/16/2021	300	0	0
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.850	06/16/2021	200	0	0
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.750	07/21/2021	300	(1)	0

JPM	Put - OTC CDX.IG-35 5-Year Index	Sell	0.750	05/19/2021	200	0	0
	Put - OTC CDX.IG-36 5-Year Index	Sell	0.900	07/21/2021	300	(1)	0

MYC	Put - OTC CDX.IG-35 5-Year Index	Sell	0.800	05/19/2021	100	0	0

						$ (11)	$(4)

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
HUS	Put - OTC USD versus ILS	ILS	3.195	04/14/2021	400	$(1)	$0
	Call - OTC USD versus ILS		3.315	04/14/2021	400	(2)	(4)
	Put - OTC USD versus ILS		3.165	05/06/2021	360	(2)	0
	Call - OTC USD versus ILS		3.328	05/06/2021	360	(2)	(4)
	Put - OTC USD versus ILS		3.180	05/27/2021	910	(4)	0

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2021	143

Schedule of Investments	PIMCO Strategic Bond Fund	(Cont.)

Counterparty	Description	Strike Price		Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
	Call - OTC USD versus ILS	ILS	3.350	05/27/2021	910	$(4)	$(9)

JPM	Put - OTC USD versus ILS		3.182	05/18/2021	270	(1)	0
	Call - OTC USD versus ILS		3.338	05/18/2021	270	(1)	(3)

						$(17)	$(20)

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
MYC	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.300%	09/29/2021	3,100	$ (25)	$(31)

OPTIONS ON SECURITIES

Counterparty	Description	Strike Price		Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
FAR	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 05/01/2051	$	99.547	05/06/2021	100	$(1)	$(1)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 05/01/2051		101.547	05/06/2021	200	(1)	(1)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 05/01/2051		102.250	05/06/2021	100	0	(1)

GSC	Put - OTC Fannie Mae, TBA 3.000% due 06/01/2051		103.758	06/07/2021	200	(1)	(1)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 05/01/2051		102.117	05/06/2021	200	(1)	(1)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 06/01/2051		101.172	06/07/2021	600	(4)	(3)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 06/01/2051		101.512	06/07/2021	150	(1)	(1)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 06/01/2051		101.586	06/07/2021	200	(1)	(1)

JPM	Put - OTC Ginnie Mae, TBA 2.000% due 05/01/2051		100.047	05/13/2021	200	(1)	(1)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 05/01/2051		99.391	05/06/2021	900	(5)	(6)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 05/01/2051		99.891	05/06/2021	200	(1)	(1)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 05/01/2051		101.391	05/06/2021	900	(4)	(1)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 05/01/2051		101.891	05/06/2021	200	(1)	0
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 05/01/2051		101.789	05/06/2021	150	(1)	(1)

SAL	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 04/01/2051		98.953	04/07/2021	100	0	0
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 04/01/2051		100.953	04/07/2021	100	0	0
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 05/01/2051		98.688	05/06/2021	200	(1)	(1)

						$(24)	$(21)

Total Written Options						$(77)	$(76)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON SOVEREIGN ISSUES - BUY PROTECTION(2)

Counterparty	Reference Entity	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2021(4)	Notional Amount(5)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(6)
										Asset	Liability
BOA	Sweden Government International Bond	(0.250)%	Quarterly	09/20/2021	0.018%	$	900	$17	$(18)	$0	$(1)

BPS	Sweden Government International Bond	(0.250)	Quarterly	09/20/2021	0.018		300	5	(6)	0	(1)

								$22	$(24)	$0	$(2)

CREDIT DEFAULT SWAPS ON CORPORATE AND SOVEREIGN ISSUES - SELL PROTECTION(3)

Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2021(4)	Notional Amount(5)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(6)
										Asset	Liability
BOA	Colombia Government International Bond	1.000%	Quarterly	06/20/2023	0.641%	$	200	$0	$2	$2	$0

BRC	Colombia Government International Bond	1.000	Quarterly	06/20/2021	0.307		200	(6)	6	0	0
	Mexico Government International Bond	1.000	Quarterly	12/20/2021	0.287		200	(8)	9	1	0

CBK	Brazil Government International Bond	1.000	Quarterly	12/20/2024	1.805		300	(5)	(3)	0	(8)
	Colombia Government International Bond	1.000	Quarterly	12/20/2024	0.984		100	0	0	0	0

FBF	AT&T, Inc.	1.000	Quarterly	06/20/2024	0.452		200	(1)	5	4	0

GST	Brazil Government International Bond	1.000	Quarterly	12/20/2024	1.805		100	(2)	(1)	0	(3)
	Colombia Government International Bond	1.000	Quarterly	06/20/2021	0.307		200	(6)	6	0	0
	Mexico Government International Bond	1.000	Quarterly	12/20/2024	0.800		100	(1)	2	1	0
	South Africa Government International Bond	1.000	Quarterly	06/20/2024	1.631		700	(31)	17	0	(14)

HUS	Brazil Government International Bond	1.000	Quarterly	06/20/2024	1.616		200	(6)	2	0	(4)
	Colombia Government International Bond	1.000	Quarterly	12/20/2021	0.380		100	(5)	5	0	0

144	PIMCO BOND FUNDS	See Accompanying Notes

March 31, 2021

Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2021(4)	Notional Amount(5)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(6)
										Asset	Liability
MYC	Mexico Government International Bond	1.000%	Quarterly	12/20/2025	1.033%	$	100	$(1)	$1	$0	$0

								$(72)	$51	$8	$(29)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - BUY PROTECTION(2)

Counterparty	Index/Tranches	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Notional Amount(5)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(6)
								Asset	Liability
BRC	ABX.HE.AAA.7-1 Index	(0.090)%	Monthly	08/25/2037	$58	$31	$(29)	$2	$0

GST	ABX.HE.AAA.7-1 Index	(0.090)	Monthly	08/25/2037	175	90	(83)	7	0

MYC	ABX.HE.AAA.7-1 Index	(0.090)	Monthly	08/25/2037	292	150	(138)	12	0

						$271	$(250)	$21	$0

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(3)

Counterparty	Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(5)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(6)
								Asset	Liability
JPM	ABX.HE.AAA.6-2 Index	0.110%	Monthly	05/25/2046	$10,685	$(2,293)	$1,956	$0	$(337)

MYC	CMBX.NA.AAA.10 Index	0.500	Monthly	11/17/2059	600	(21)	27	6	0

SAL	CMBX.NA.AAA.10 Index	0.500	Monthly	11/17/2059	400	(11)	15	4	0

UAG	CMBX.NA.AAA.10 Index	0.500	Monthly	11/17/2059	400	(14)	18	4	0

						$(2,339)	$2,016	$14	$(337)

Total Swap Agreements						$(2,118)	$1,793	$43	$(368)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of March 31, 2021:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(7)
BOA	$69	$0	$2	$71	$(34)	$0	$(1)	$(35)	$36	$(20)	$16
BPS	20	0	0	20	0	0	(1)	(1)	19	0	19
BRC	0	0	3	3	0	(1)	0	(1)	2	0	2
BSH	20	0	0	20	0	0	0	0	20	0	20
CBK	79	0	0	79	(35)	0	(8)	(43)	36	0	36
DUB	26	0	0	26	(16)	0	0	(16)	10	0	10
FAR	0	0	0	0	0	(3)	0	(3)	(3)	0	(3)
FBF	0	0	4	4	0	(3)	0	(3)	1	0	1
GLM	134	0	0	134	(19)	0	0	(19)	115	0	115
GSC	0	0	0	0	0	(7)	0	(7)	(7)	0	(7)
GST	0	0	8	8	0	0	(17)	(17)	(9)	16	7
HUS	60	0	0	60	(24)	(17)	(4)	(45)	15	0	15
JPM	95	0	0	95	(4)	(13)	(337)	(354)	(259)	518	259
MYC	0	85	18	103	0	(31)	0	(31)	72	(164)	(92)
MYI	8	0	0	8	0	0	0	0	8	0	8
SAL	0	0	4	4	0	(1)	0	(1)	3	0	3
SCX	271	0	0	271	(5)	0	0	(5)	266	0	266
UAG	0	0	4	4	(1)	0	0	(1)	3	0	3

Total Over the Counter	$782	$85	$43	$910	$(138)	$(76)	$(368)	$(582)

(l)

Securities with an aggregate market value of $534 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of March 31, 2021.

(1)	Notional Amount represents the number of contracts.
(2)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2021	145

Schedule of Investments	PIMCO Strategic Bond Fund	(Cont.)

(3)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(4)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(6)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(7)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2021:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$42	$42
Swap Agreements	0	1	0	0	59	60

	$0	$1	$0	$0	$101	$102

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$782	$0	$782
Purchased Options	0	0	0	0	85	85
Swap Agreements	0	43	0	0	0	43

	$0	$43	$0	$782	$85	$910

	$0	$44	$0	$782	$186	$1,012

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$1	$1
Futures	0	0	0	0	47	47
Swap Agreements	0	12	0	0	20	32

	$0	$12	$0	$0	$68	$80

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$138	$0	$138
Written Options	0	4	0	20	52	76
Swap Agreements	0	368	0	0	0	368

	$0	$372	$0	$158	$52	$582

	$0	$384	$0	$158	$120	$662

146	PIMCO BOND FUNDS	See Accompanying Notes

March 31, 2021

The effect of Financial Derivative Instruments on the Statements of Operations for the year ended March 31, 2021:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$723	$723
Swap Agreements	0	(338)	0	0	(3,643)	(3,981)

	$0	$(338)	$0	$0	$(2,920)	$(3,258)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(100)	$0	$(100)
Purchased Options	0	0	0	0	10	10
Written Options	0	15	0	0	63	78
Swap Agreements	0	103	0	0	(1)	102

	$0	$118	$0	$(100)	$72	$90

	$0	$(220)	$0	$(100)	$(2,848)	$(3,168)

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$572	$572
Swap Agreements	0	15	0	0	5,160	5,175

	$0	$15	$0	$0	$5,732	$5,747

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$984	$0	$984
Purchased Options	0	0	0	0	17	17
Written Options	0	97	0	(3)	(3)	91
Swap Agreements	0	689	0	0	0	689

	$0	$786	$0	$981	$14	$1,781

	$0	$801	$0	$981	$5,746	$7,528

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2021 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2021
Investments in Securities, at Value
Loan Participations and Assignments	$0	$1,963	$0	$1,963
Corporate Bonds & Notes
Banking & Finance	0	19,567	0	19,567
Industrials	0	8,287	0	8,287
Utilities	0	1,639	0	1,639
U.S. Government Agencies	0	18,642	0	18,642
U.S. Treasury Obligations	0	18,185	0	18,185
Non-Agency Mortgage-Backed Securities	0	4,479	0	4,479
Asset-Backed Securities	0	23,754	500	24,254
Sovereign Issues	0	12,296	0	12,296
Preferred Securities
Banking & Finance	0	323	0	323
Short-Term Instruments
Argentina Treasury Bills	0	19	0	19
Israel Treasury Bills	0	3,590	0	3,590
Japan Treasury Bills	0	9,034	0	9,034

	$0	$121,778	$500	$122,278

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2021

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$41,682	$0	$0	$41,682

Total Investments	$41,682	$121,778	$500	$163,960

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	42	60	0	102
Over the counter	0	910	0	910

	$42	$970	$0	$1,012

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(48)	(32)	0	(80)
Over the counter	0	(582)	0	(582)

	$(48)	$(614)	$0	$(662)

Total Financial Derivative Instruments	$(6)	$356	$0	$350

Totals	$41,676	$122,134	$500	$164,310

There were no significant transfers into or out of Level 3 during the period ended March 31, 2021.

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2021	147

Schedule of Investments	PIMCO Total Return Fund II

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 110.3%

CORPORATE BONDS & NOTES 41.4%

BANKING & FINANCE 18.1%

Alexandria Real Estate Equities, Inc.
3.950% due 01/15/2027	$1,500	$1,674

Allstate Corp.
1.450% due 12/15/2030	1,500	1,376

American Tower Corp.
3.375% due 10/15/2026	1,000	1,082

AvalonBay Communities, Inc.
2.300% due 03/01/2030	1,600	1,584

Aviation Capital Group LLC
3.875% due 05/01/2023	1,500	1,567

Bank of America Corp.
0.984% (US0003M + 0.790%) due 03/05/2024 ~	1,200	1,212
1.197% due 10/24/2026 •	1,800	1,777
1.658% due 03/11/2027 •	1,600	1,606
3.419% due 12/20/2028 •	1,600	1,719
4.125% due 01/22/2024	1,500	1,640

BGC Partners, Inc.
5.125% due 05/27/2021	1,500	1,508

Boston Properties LP
2.550% due 04/01/2032	1,600	1,535

Brandywine Operating Partnership LP
3.950% due 11/15/2027	1,500	1,595

Capital One Financial Corp.
4.250% due 04/30/2025	1,600	1,774

Citigroup, Inc.
1.214% (US0003M + 1.023%) due 06/01/2024 ~	1,600	1,621
3.200% due 10/21/2026	1,600	1,721

CNH Industrial Capital LLC
3.875% due 10/15/2021	1,000	1,017
4.875% due 04/01/2021	1,092	1,092

Discover Bank
4.200% due 08/08/2023	1,500	1,619

Duke Realty LP
3.250% due 06/30/2026	1,900	2,056

Empower Finance LP
1.357% due 09/17/2027	1,800	1,741

EPR Properties
4.500% due 04/01/2025	1,500	1,552

Equitable Holdings, Inc.
4.350% due 04/20/2028	400	448

Ford Motor Credit Co. LLC
3.087% due 01/09/2023	1,700	1,731
3.550% due 10/07/2022	1,500	1,538

Franklin Resources, Inc.
1.600% due 10/30/2030	1,500	1,389

GE Capital Funding LLC
3.450% due 05/15/2025	1,700	1,839
4.050% due 05/15/2027	1,700	1,896

Goldman Sachs Group, Inc.
1.364% (US0003M + 1.170%) due 05/15/2026 ~	1,600	1,622
3.750% due 05/22/2025	1,100	1,201

Hanover Insurance Group, Inc.
2.500% due 09/01/2030	1,600	1,568

Harley-Davidson Financial Services, Inc.
3.550% due 05/21/2021	1,600	1,606

Healthpeak Properties, Inc.
3.500% due 07/15/2029	1,300	1,395

Intercontinental Exchange, Inc.
2.100% due 06/15/2030	1,600	1,540

JPMorgan Chase & Co.
0.697% due 03/16/2024 •	1,800	1,807
2.182% due 06/01/2028 •	1,800	1,821
3.797% due 07/23/2024 •	1,500	1,606

Kilroy Realty LP
4.375% due 10/01/2025	1,500	1,651

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Kimco Realty Corp.
2.700% due 03/01/2024	$1,800	$1,890

Mastercard, Inc.
1.900% due 03/15/2031	1,600	1,575

Mid-America Apartments LP
3.600% due 06/01/2027	1,800	1,961
3.750% due 06/15/2024	1,750	1,895
3.950% due 03/15/2029	500	553

Morgan Stanley
1.618% (US0003M + 1.400%) due 10/24/2023 ~	1,400	1,426
3.125% due 07/27/2026	1,100	1,185
3.875% due 01/27/2026	1,600	1,780

National Retail Properties, Inc.
3.500% due 10/15/2027	1,500	1,617

New York Life Global Funding
1.200% due 08/07/2030	2,200	1,996

Nissan Motor Acceptance Corp.
1.115% (US0003M + 0.890%) due 01/13/2022 ~	1,700	1,705
2.650% due 07/13/2022	900	920

Nuveen Finance LLC
4.125% due 11/01/2024	550	611

Omega Healthcare Investors, Inc.
4.500% due 01/15/2025	1,800	1,947
4.750% due 01/15/2028	1,200	1,320

Physicians Realty LP
4.300% due 03/15/2027	900	990

Public Storage
3.094% due 09/15/2027	1,600	1,735

Raymond James Financial, Inc.
3.625% due 09/15/2026	2,200	2,444

Realty Income Corp.
3.650% due 01/15/2028	700	766
3.875% due 04/15/2025	1,300	1,430

Sabra Health Care LP
4.800% due 06/01/2024	1,400	1,525

Santander Holdings USA, Inc.
3.450% due 06/02/2025	1,600	1,716

SBA Tower Trust
1.884% due 07/15/2050	1,400	1,419

Service Properties Trust
4.375% due 02/15/2030	1,600	1,473

Simon Property Group LP
2.750% due 06/01/2023	1,300	1,356

STORE Capital Corp.
4.500% due 03/15/2028	300	331

Synchrony Bank
3.650% due 05/24/2021	1,900	1,904

Synchrony Financial
2.850% due 07/25/2022	1,100	1,130

UDR, Inc.
3.500% due 01/15/2028	1,600	1,715

VEREIT Operating Partnership LP
3.950% due 08/15/2027	1,400	1,538
4.875% due 06/01/2026	1,000	1,146

Wells Fargo & Co.
2.164% due 02/11/2026 •	1,900	1,961
2.393% due 06/02/2028 •	1,600	1,641
3.000% due 02/19/2025	300	319
3.000% due 04/22/2026	500	535
3.550% due 09/29/2025	1,800	1,963

WP Carey, Inc.
4.250% due 10/01/2026	1,780	2,001

		112,145

INDUSTRIALS 16.4%

7-Eleven, Inc.
0.800% due 02/10/2024	1,600	1,595

AbbVie, Inc.
3.200% due 11/06/2022	900	934
4.250% due 11/14/2028	1,300	1,483

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

American Airlines Pass-Through Trust
3.000% due 04/15/2030	$986	$997
3.150% due 08/15/2033	1,986	1,984
3.500% due 08/15/2033	473	444
4.000% due 01/15/2027	158	146

Anheuser-Busch InBev Worldwide, Inc.
4.350% due 06/01/2040	1,400	1,587

Anthem, Inc.
2.550% due 03/15/2031	1,600	1,602

Baptist Healthcare System Obligated Group
3.540% due 08/15/2050	1,500	1,518

Bayer U.S. Finance LLC
3.500% due 06/25/2021	1,500	1,507
4.375% due 12/15/2028	1,300	1,469

BMW U.S. Capital LLC
0.800% due 04/01/2024 (b)	1,600	1,602

Boeing Co.
1.167% due 02/04/2023	1,600	1,622

Boston Scientific Corp.
2.650% due 06/01/2030	1,800	1,819

British Airways Pass-Through Trust
3.350% due 12/15/2030	1,201	1,160

Broadcom, Inc.
4.110% due 09/15/2028	1,368	1,498
5.000% due 04/15/2030	1,400	1,597

CenterPoint Energy Resources Corp.
0.684% (US0003M + 0.500%) due 03/02/2023 ~	1,900	1,901

Citrix Systems, Inc.
1.250% due 03/01/2026	1,600	1,574

Conagra Brands, Inc.
4.300% due 05/01/2024	1,300	1,434

Continental Resources, Inc.
5.000% due 09/15/2022	302	302

D.R. Horton, Inc.
4.375% due 09/15/2022	1,500	1,567

Daimler Finance North America LLC
1.450% due 03/02/2026	1,600	1,587
2.200% due 10/30/2021	1,700	1,718
2.550% due 08/15/2022	1,700	1,743

Dell International LLC
5.450% due 06/15/2023	1,600	1,749
6.020% due 06/15/2026	900	1,066

Delta Air Lines Pass-Through Trust
6.821% due 02/10/2024	404	423

Electronic Arts, Inc.
1.850% due 02/15/2031	1,900	1,793

Entergy Louisiana LLC
2.350% due 06/15/2032	1,500	1,480
5.400% due 11/01/2024	1,500	1,737

Fidelity National Information Services, Inc.
1.150% due 03/01/2026	1,900	1,870

General Motors Co.
6.125% due 10/01/2025 (f)	1,700	2,001

Hackensack Meridian Health, Inc.
2.675% due 09/01/2041	1,800	1,673

Huntsman International LLC
5.125% due 11/15/2022	1,300	1,372

Hyundai Capital America
0.800% due 04/03/2023 (b)	1,600	1,598
1.150% due 11/10/2022	1,500	1,509

Integris Baptist Medical Center, Inc.
3.875% due 08/15/2050	2,100	2,223

JB Hunt Transport Services, Inc.
3.300% due 08/15/2022	1,500	1,549

JetBlue Pass-Through Trust
2.750% due 11/15/2033	1,541	1,555

KLA Corp.
4.650% due 11/01/2024	1,400	1,565

Komatsu Finance America, Inc.
2.437% due 09/11/2022	1,400	1,439

Masco Corp.
1.500% due 02/15/2028	1,600	1,539

148	PIMCO BOND FUNDS	See Accompanying Notes

March 31, 2021

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Microchip Technology, Inc.
3.922% due 06/01/2021	$1,700	$1,710

Micron Technology, Inc.
4.640% due 02/06/2024	1,200	1,322

NetApp, Inc.
2.375% due 06/22/2027	1,400	1,432

Norfolk Southern Corp.
3.850% due 01/15/2024	1,900	2,050

NVR, Inc.
3.000% due 05/15/2030	1,600	1,643

Oracle Corp.
2.950% due 04/01/2030	1,500	1,548
3.850% due 04/01/2060	1,300	1,278

Owens Corning
3.400% due 08/15/2026	1,600	1,738
4.200% due 12/01/2024	1,500	1,657

PayPal Holdings, Inc.
2.300% due 06/01/2030	1,500	1,488

Penske Truck Leasing Co. LP
4.875% due 07/11/2022	1,400	1,476

Regeneron Pharmaceuticals, Inc.
1.750% due 09/15/2030	1,600	1,482

Rockefeller Foundation
2.492% due 10/01/2050	1,500	1,378

Southern Co.
3.700% due 04/30/2030	1,400	1,515

Spirit AeroSystems, Inc.
3.950% due 06/15/2023	1,100	1,091
4.600% due 06/15/2028	1,000	982

Sprint Spectrum Co. LLC
3.360% due 03/20/2023	163	164
5.152% due 09/20/2029	900	1,028

T-Mobile USA, Inc.
3.750% due 04/15/2027	1,300	1,422

U.S. Airways Pass-Through Trust
5.900% due 04/01/2026	674	700

United Airlines Pass-Through Trust
3.100% due 01/07/2030	1,141	1,170
4.150% due 02/25/2033	1,095	1,173

Volkswagen Group of America Finance LLC
2.700% due 09/26/2022	1,400	1,446
3.350% due 05/13/2025	1,900	2,042

Walt Disney Co.
2.650% due 01/13/2031	1,000	1,022

WK Kellogg Foundation Trust
2.443% due 10/01/2050	1,500	1,343

Wynn Las Vegas LLC
5.500% due 03/01/2025	1,500	1,587

		101,418

UTILITIES 6.9%

Alabama Power Co.
1.450% due 09/15/2030	1,100	1,014

Ameren Corp.
1.750% due 03/15/2028	1,400	1,355

Ameren Illinois Co.
1.550% due 11/15/2030	1,500	1,400

American Water Capital Corp.
3.450% due 06/01/2029	1,490	1,619

Appalachian Power Co.
2.700% due 04/01/2031	1,600	1,599

AT&T, Inc.
2.750% due 06/01/2031	1,800	1,795

Atmos Energy Corp.
0.625% due 03/09/2023	1,200	1,201

Avangrid, Inc.
3.150% due 12/01/2024	1,500	1,614
3.800% due 06/01/2029	1,600	1,763

Boston Gas Co.
3.001% due 08/01/2029	1,400	1,448

DTE Electric Co.
1.900% due 04/01/2028	2,000	1,997

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Duke Energy Carolinas LLC
2.550% due 04/15/2031 (b)	$1,600	$1,613

Enable Midstream Partners LP
4.950% due 05/15/2028	1,600	1,765

Florida Power & Light Co.
3.700% due 12/01/2047	1,300	1,416

Georgia Power Co.
3.250% due 03/15/2051	1,500	1,439

LG&E & KU Energy LLC
4.375% due 10/01/2021	1,000	1,009

Massachusetts Electric Co.
1.729% due 11/24/2030	1,500	1,393

Metropolitan Edison Co.
4.300% due 01/15/2029	1,400	1,545

Midwest Connector Capital Co. LLC
3.900% due 04/01/2024	1,400	1,446

National Rural Utilities Cooperative Finance Corp.
1.350% due 03/15/2031	1,200	1,082

NextEra Energy Capital Holdings, Inc.
0.452% (US0003M + 0.270%) due 02/22/2023 ~	1,600	1,600
3.550% due 05/01/2027	1,500	1,649

Northern States Power Co.
2.250% due 04/01/2031	1,600	1,600

San Diego Gas & Electric Co.
3.600% due 09/01/2023	1,300	1,387

Sempra Energy
4.050% due 12/01/2023	1,100	1,185

Southern California Edison Co.
2.250% due 06/01/2030	1,500	1,455

Southwestern Electric Power Co.
4.100% due 09/15/2028	1,400	1,551

Tampa Electric Co.
2.600% due 09/15/2022	1,300	1,331

Verizon Communications, Inc.
3.376% due 02/15/2025	1,700	1,845

		43,116

Total Corporate Bonds & Notes (Cost $251,847)		256,679

MUNICIPAL BONDS & NOTES 1.5%

CALIFORNIA 0.5%

California Infrastructure & Economic Development Bank Revenue Bonds, Series 2020
0.450% due 01/01/2050	1,500	1,500

University of California Revenue Bonds, Series 2012
4.858% due 05/15/2112	1,100	1,394

		2,894

ILLINOIS 0.2%

Chicago Transit Authority, Illinois Revenue Bonds, Series 2008
6.300% due 12/01/2021	30	31

Sales Tax Securitization Corp., Illinois Revenue Bonds, Series 2020
3.057% due 01/01/2034	1,400	1,439

		1,470

IOWA 0.1%

Iowa Tobacco Settlement Authority Revenue Bonds, Series 2005
6.500% due 06/01/2023	320	325

MASSACHUSETTS 0.0%

Commonwealth of Massachusetts General Obligation Bonds, (BABs), Series 2010
4.200% due 12/01/2021	50	51

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
NEW JERSEY 0.1%

New Jersey Transportation Trust Fund Authority Revenue Notes, Series 2019
2.551% due 06/15/2023	$500	$518

NEW YORK 0.2%

New York State Urban Development Corp. Revenue Notes, Series 2020
1.115% due 03/15/2025	1,400	1,401

PENNSYLVANIA 0.1%

Pennsylvania Higher Education Assistance Agency Revenue Bonds, Series 2009
1.118% (US0003M + 0.900%) due 07/25/2029 ~	502	504

TEXAS 0.2%

Dallas Fort Worth International Airport, Texas Revenue Notes, Series 2020
2.046% due 11/01/2029	1,200	1,185

WEST VIRGINIA 0.1%

Tobacco Settlement Finance Authority, West Virginia Revenue Bonds, Series 2020
2.951% due 06/01/2031	1,000	1,007

Total Municipal Bonds & Notes (Cost $9,068)		9,355

U.S. GOVERNMENT AGENCIES 30.2%

Fannie Mae
0.178% due 12/25/2036 •	72	71
0.543% due 10/25/2022 •	1	1
0.559% due 05/25/2023 •	2	2
1.579% due 07/01/2044 •	47	49
1.797% due 01/01/2035 •	90	94
2.217% due 09/01/2035 •	14	14
2.310% due 08/01/2022	484	492
2.314% due 05/25/2035 ~	42	43
2.581% due 05/01/2038 •	496	525
3.432% due 04/01/2041 •	5	5
5.076% due 12/25/2042 ~	204	222
6.500% due 06/25/2044	55	64

Federal Home Loan Bank
0.960% due 03/05/2026	12,500	12,465

Freddie Mac
0.650% due 10/22/2025	6,100	6,061
0.800% due 10/28/2026	6,100	5,985
0.856% due 08/15/2036 •	528	541
1.579% due 02/25/2045 •	76	76
2.416% due 12/01/2022 •	22	22
3.210% due 07/01/2030 •	8	8
4.000% due 04/01/2024 - 04/01/2048	1,380	1,509
4.500% due 02/01/2029	79	86
5.000% due 12/01/2039 - 07/01/2040	56	65
5.500% due 12/01/2036 - 07/01/2039	531	626
6.000% due 11/01/2029 - 09/01/2038	1,764	2,094
7.000% due 07/15/2022	26	26
7.500% due 01/15/2023	82	85
8.000% due 11/01/2025 - 06/15/2030	150	182

Ginnie Mae
0.580% due 02/20/2067 •	828	832
0.604% due 06/20/2065 •	2,650	2,660
0.635% due 10/20/2062 •	2,437	2,453
0.720% due 07/20/2065 - 10/20/2065 •	4,061	4,100
0.770% due 11/20/2065 •	654	656
0.870% due 08/20/2066 •	1,534	1,558
0.920% due 05/20/2066 - 07/20/2066 •	4,986	5,071

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2021	149

Schedule of Investments	PIMCO Total Return Fund II	(Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.930% due 07/20/2062 ~	$1,784	$1,782
1.020% due 04/20/2066 •	489	499
1.040% due 07/20/2065 •	2,702	2,755
1.080% due 11/20/2067 •	1,577	1,603
2.125% due 12/20/2029 •	90	94
2.250% (H15T1Y + 1.500%) due 09/20/2024 - 09/20/2025 ~	46	47
2.250% due 07/20/2027 - 07/20/2030 •	162	165
2.875% (H15T1Y + 1.500%) due 06/20/2023 ~	13	14
2.875% due 05/20/2027 - 06/20/2027 •	47	48
3.000% (H15T1Y + 1.500%) due 01/20/2024 - 01/20/2026 ~	78	80
3.000% due 02/20/2027 •	21	21
4.000% due 09/15/2049 - 02/15/2050	1,248	1,340
4.500% due 04/20/2048 - 05/20/2048	1,770	1,919
5.000% due 07/15/2034 - 07/20/2049	5,132	5,747
7.500% due 03/15/2024 - 09/15/2025	1	0
8.000% due 01/15/2022 - 08/15/2024	2	2

Uniform Mortgage-Backed Security
3.500% due 06/01/2024 - 02/01/2050	19,811	21,129
4.000% due 08/01/2025 - 06/01/2049	1,664	1,796
4.500% due 05/01/2023 - 08/01/2041	401	442
5.500% due 01/01/2025 - 02/01/2040	1,506	1,744
6.000% due 04/01/2023 - 01/01/2039	1,359	1,621
6.500% due 11/01/2021 - 10/01/2037	9	12

Uniform Mortgage-Backed Security, TBA
2.000% due 04/01/2051 - 06/01/2051	77,100	76,665
2.500% due 05/01/2051	10,800	11,060
3.500% due 05/01/2051	7,000	7,397

Total U.S. Government Agencies (Cost $185,485)		186,725

U.S. TREASURY OBLIGATIONS 11.3%

U.S. Treasury Bonds
1.375% due 11/15/2040	19,900	16,934
1.375% due 08/15/2050	10,100	7,884
1.625% due 11/15/2050	8,400	7,002
1.875% due 02/15/2041	1,100	1,024
2.000% due 02/15/2050	1,000	915
2.500% due 02/15/2045	900	919
2.750% due 11/15/2042	700	750
2.875% due 05/15/2043	1,800	1,970
2.875% due 08/15/2045	500	546
2.875% due 05/15/2049	700	769
3.000% due 05/15/2042	400	447
3.000% due 05/15/2045	15,700	17,508
3.125% due 02/15/2043	2,400	2,732
3.125% due 08/15/2044	1,200	1,366
3.375% due 05/15/2044	500	592
3.625% due 08/15/2043	2,100	2,578
3.625% due 02/15/2044	1,500	1,845
3.750% due 11/15/2043	1,300	1,627

U.S. Treasury Notes
0.875% due 11/15/2030	2,700	2,498

Total U.S. Treasury Obligations (Cost $77,881)		69,906

NON-AGENCY MORTGAGE-BACKED SECURITIES 7.1%

American Home Mortgage Investment Trust
2.201% due 02/25/2045 •	112	113

Ashford Hospitality Trust
1.106% due 06/15/2035 •	1,800	1,801

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Banc of America Funding Trust
3.128% due 05/25/2035 ~	$182	$185

Barclays Commercial Real Estate Trust
3.966% due 08/10/2033	4,600	4,939

Bear Stearns Adjustable Rate Mortgage Trust
2.500% due 04/25/2033 ~	34	36
2.809% due 01/25/2035 ~	607	646
3.236% due 02/25/2036 ^~	156	151

Bear Stearns ALT-A Trust
2.762% due 05/25/2035 ~	742	758
3.033% due 09/25/2035 ^~	126	101

Chevy Chase Funding LLC Mortgage-Backed Certificates
0.710% due 10/25/2035 •	326	325

Citigroup Mortgage Loan Trust
2.530% due 10/25/2035 •	50	51
3.258% due 04/25/2066 ~	1,177	1,189

Citigroup Mortgage Loan Trust, Inc.
2.290% due 09/25/2035 •	362	379

Countrywide Home Loan Mortgage Pass-Through Trust
2.195% due 02/20/2036 ^•	116	103
2.675% due 02/20/2035 ~	2	2

Credit Suisse First Boston Mortgage Securities Corp.
3.237% due 09/25/2033 ~	977	1,012
4.946% due 06/25/2032 ~	40	41

CRSNT Commercial Mortgage Trust
0.930% due 04/15/2036 •(b)	1,500	1,500

GCCFC Commercial Mortgage Trust
0.906% due 02/15/2038 •	1,900	1,902

GS Mortgage Securities Trust
1.929% due 11/10/2045 ~(a)	804	18
3.621% due 10/10/2035	1,400	1,500

HomeBanc Mortgage Trust
0.609% due 03/25/2035 •	1,680	1,536

IndyMac Adjustable Rate Mortgage Trust
1.762% due 01/25/2032 ~	4	4

IndyMac Mortgage Loan Trust
2.940% due 11/25/2035 ^~	750	733

JP Morgan Chase Commercial Mortgage Securities Trust
1.106% due 06/15/2032 •	950	951
1.556% due 12/15/2031 •	1,601	1,588
2.410% due 06/15/2035 •	1,454	1,457

JP Morgan Mortgage Trust
2.509% due 07/25/2035 ~	164	170

JPMBB Commercial Mortgage Securities Trust
3.358% due 11/15/2048	2,639	2,790

Manhattan West Mortgage Trust
2.130% due 09/10/2039	1,500	1,509

MFA Trust
1.479% due 03/25/2065 ~	1,543	1,559

Morgan Stanley Bank of America Merrill Lynch Trust
3.557% due 12/15/2047	1,579	1,671

Morgan Stanley Capital Trust
3.436% due 12/15/2049	2,200	2,378
3.446% due 07/13/2029 ~	2,000	2,000

Morgan Stanley Mortgage Loan Trust
2.077% due 06/25/2036 ~	1,515	1,598

One New York Plaza Trust
1.056% due 01/15/2026 •	1,500	1,512

Prime Mortgage Trust
0.509% due 02/25/2034 •	50	49

RBSSP Resecuritization Trust
2.200% due 12/25/2035 ~	272	273

Residential Funding Mortgage Securities, Inc. Trust
4.661% due 02/25/2036 ^~	121	107

Sequoia Mortgage Trust
0.750% due 04/19/2027 •	278	276

Starwood Mortgage Residential Trust
1.486% due 04/25/2065 ~	1,128	1,141

Structured Asset Mortgage Investments Trust
0.770% due 09/19/2032 •	52	52

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Tharaldson Hotel Portfolio Trust
1.004% due 11/11/2034 •	$810	$810

Towd Point HE Trust
0.918% due 02/25/2063 ~	1,818	1,819

Vericrest Opportunity Loan Transferee
2.116% due 04/25/2051 «þ	1,300	1,299

WaMu Mortgage Pass-Through Certificates Trust
0.689% due 10/25/2045 •	147	147

Total Non-Agency Mortgage-Backed Securities (Cost $43,056)		44,181

ASSET-BACKED SECURITIES 2.6%

Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates
0.784% due 01/25/2036 •	332	332

Asset-Backed Securities Corp. Home Equity Loan Trust
1.351% due 08/15/2033 •	1,693	1,710

EMC Mortgage Loan Trust
0.858% due 05/25/2040 •	349	346

Ford Credit Floorplan Master Owner Trust
2.840% due 03/15/2024	1,300	1,331

Fremont Home Loan Trust
0.169% due 01/25/2037 •	47	26

Home Equity Asset Trust
1.009% due 11/25/2034 •	437	438

MASTR Asset-Backed Securities Trust
0.799% due 03/25/2035 •	2,591	2,594

Morgan Stanley IXIS Real Estate Capital Trust
0.159% due 11/25/2036 •	14	6

OneMain Direct Auto Receivables Trust
3.430% due 12/16/2024	652	657

Park Place Securities, Inc. Asset-Backed Pass-Through Certificates
1.354% due 01/25/2036 •	503	506

Residential Asset Securities Corp. Trust
0.529% due 06/25/2036 •	1,085	1,083

Securitized Asset-Backed Receivables LLC Trust
0.169% due 12/25/2036 ^•	619	210

SLM Student Loan Trust
0.368% due 10/25/2029 •	628	624

SoFi Consumer Loan Program Trust
3.010% due 04/25/2028	218	220

Structured Asset Investment Loan Trust
1.009% due 09/25/2034 •	213	206
1.234% due 07/25/2033 •	1,915	1,912

Towd Point Mortgage Trust
2.900% due 10/25/2059 ~	2,957	3,094
3.000% due 11/25/2059 ~	861	870

Total Asset-Backed Securities (Cost $15,907)		16,165

SHORT-TERM INSTRUMENTS 16.2%

REPURCHASE AGREEMENTS (g) 0.8%
		5,072

U.S. TREASURY BILLS 15.1%
0.064% due 05/27/2021 - 09/30/2021 (b)(c)(d)(i)	93,300	93,290

U.S. TREASURY CASH MANAGEMENT BILLS 0.3%
0.081% due 07/06/2021 (d)(e)	1,700	1,700

Total Short-Term Instruments (Cost $100,050)		100,062

Total Investments in Securities (Cost $683,294)		683,073

150	PIMCO BOND FUNDS	See Accompanying Notes

March 31, 2021

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 5.8%

SHORT-TERM INSTRUMENTS 5.8%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 5.8%

PIMCO Short Asset Portfolio	3,072,707	$30,832

PIMCO Short-Term Floating NAV Portfolio III	496,868	4,899

Total Short-Term Instruments (Cost $35,618)		35,731

Total Investments in Affiliates (Cost $35,618)		35,731

Total Investments 116.1% (Cost $718,912)		$718,804

Financial Derivative Instruments (h)(j) (0.0)% (Cost or Premiums, net $58)		(203)

Other Assets and Liabilities, net (16.1)%		(99,473)

Net Assets 100.0%		$619,128

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
«	Security valued using significant unobservable inputs (Level 3).
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

Þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
(a)	Security is an Interest Only (“IO”) or IO Strip.
(b)	When-issued security.
(c)	Coupon represents a weighted average yield to maturity.
(d)	Zero coupon security.
(e)	Coupon represents a yield to maturity.

(f)  RESTRICTED SECURITIES:

Issuer Description	Coupon	Maturity Date	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
General Motors Co.	6.125%	10/01/2025	05/07/2020	$1,699	$2,001	0.32%

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(g)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received
FICC	0.000%	03/31/2021	04/01/2021	$5,072	U.S. Treasury Notes 0.125% due 03/31/2023	$(5,173)	$5,072	$5,072

Total Repurchase Agreements						$(5,173)	$5,072	$5,072

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2021	151

Schedule of Investments	PIMCO Total Return Fund II	(Cont.)

SHORT SALES:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales
U.S. Government Agencies (2.8)%
Uniform Mortgage-Backed Security, TBA	2.000%	04/01/2051	$1,200	$(1,207)	$(1,198)
Uniform Mortgage-Backed Security, TBA	2.000	05/01/2051	2,000	(1,993)	(1,993)
Uniform Mortgage-Backed Security, TBA	4.000	04/01/2051	13,000	(13,988)	(13,948)

Total Short Sales (2.8)%				$(17,188)	$(17,139)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of March 31, 2021:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(1)
Global/Master Repurchase Agreement
FICC	$5,072	$0	$0	$5,072	$(5,173)	$(101)

Total Borrowings and Other Financing Transactions	$5,072	$0	$0

(1)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

The average amount of borrowings outstanding during the period ended March 31, 2021 was $(988) at a weighted average interest rate of 1.364%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(h)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
U.S. Treasury 5-Year Note June Futures	06/2021	10	$	1,234	$(17)	$0	$(2)
U.S. Treasury 10-Year Note June Futures	06/2021	506		66,254	(1,673)	0	(126)

					$(1,690)	$0	$(128)

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
U.S. Treasury 30-Year Bond June Futures	06/2021	51	$	(7,884)	$318	$22	$0

Total Futures Contracts					$(1,372)	$22	$(128)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(1)

Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2021(2)	Notional Amount(3)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(4)	Variation Margin
										Asset	Liability
General Electric Co.	1.000%	Quarterly	06/20/2026	0.855%	$	2,000	$13	$2	$15	$3	$0
Simon Property Group LP	1.000	Quarterly	06/20/2022	0.318		1,100	18	(8)	10	0	0

							$31	$(6)	$25	$3	$0

152	PIMCO BOND FUNDS	See Accompanying Notes

March 31, 2021

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(1)

Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(3)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(4)	Variation Margin
									Asset	Liability
CDX.IG-35 5-Year Index	1.000%	Quarterly	12/20/2025	$	3,200	$64	$13	$77	$4	$0
CDX.IG-36 5-Year Index	1.000	Quarterly	06/20/2026		2,500	55	4	59	3	0

						$119	$17	$136	$7	$0

Total Swap Agreements						$150	$11	$161	$10	$0

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of March 31, 2021:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$22	$10	$32	$0	$(128)	$0	$(128)

(i)

Securities with an aggregate market value of $849 and cash of $1,957 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2021. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(j)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

WRITTEN OPTIONS:

OPTIONS ON SECURITIES

Counterparty	Description	Strike Price		Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
FAR	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 04/01/2051	$	101.844	04/07/2021	900	$(3)	$(18)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 05/01/2051		101.547	05/06/2021	2,000	(10)	(8)

GSC	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 06/01/2051		101.172	06/07/2021	2,000	(12)	(12)

JPM	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 05/01/2051		98.453	05/06/2021	2,000	(14)	(9)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 05/01/2051		100.453	05/06/2021	2,000	(10)	(6)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 05/01/2051		100.750	05/06/2021	2,000	(14)	(27)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 05/01/2051		101.430	05/06/2021	2,000	(6)	(2)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 06/01/2051		98.531	06/07/2021	2,000	(13)	(16)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 06/01/2051		100.531	06/07/2021	2,000	(10)	(9)

Total Written Options						$(92)	$(107)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of March 31, 2021:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(2)
FAR	$0	$0	$0	$0	$0	$(26)	$0	$(26)	$(26)	$0	$(26)
GSC	0	0	0	0	0	(12)	0	(12)	(12)	0	(12)
JPM	0	0	0	0	0	(69)	0	(69)	(69)	0	(69)

Total Over the Counter	$0	$0	$0	$0	$0	$(107)	$0	$(107)

(1)	Notional Amount represents the number of contracts.

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2021	153

Schedule of Investments	PIMCO Total Return Fund II	(Cont.)

(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2021:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$22	$22
Swap Agreements	0	10	0	0	0	10

	$0	$10	$0	$0	$22	$32

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$128	$128

Over the counter
Written Options	$0	$0	$0	$0	$107	$107

	$0	$0	$0	$0	$235	$235

The effect of Financial Derivative Instruments on the Statements of Operations for the year ended March 31, 2021:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$(2)	$(2)
Written Options	0	0	0	0	33	33
Futures	0	0	0	0	3,170	3,170
Swap Agreements	0	(138)	0	0	0	(138)

	$0	$(138)	$0	$0	$3,201	$3,063

Over the counter
Written Options	$0	$5	$0	$0	$551	$556

	$0	$(133)	$0	$0	$3,752	$3,619

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$(6)	$(6)
Futures	0	0	0	0	(6,056)	(6,056)
Swap Agreements	0	206	0	0	0	206

	$0	$206	$0	$0	$(6,062)	$(5,856)

Over the counter
Written Options	$0	$85	$0	$0	$(306)	$(221)

	$0	$291	$0	$0	$(6,368)	$(6,077)

154	PIMCO BOND FUNDS	See Accompanying Notes

March 31, 2021

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2021 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2021
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$0	$112,145	$0	$112,145
Industrials	0	101,418	0	101,418
Utilities	0	43,116	0	43,116
Municipal Bonds & Notes
California	0	2,894	0	2,894
Illinois	0	1,470	0	1,470
Iowa	0	325	0	325
Massachusetts	0	51	0	51
New Jersey	0	518	0	518
New York	0	1,401	0	1,401
Pennsylvania	0	504	0	504
Texas	0	1,185	0	1,185
West Virginia	0	1,007	0	1,007
U.S. Government Agencies	0	186,725	0	186,725
U.S. Treasury Obligations	0	69,906	0	69,906
Non-Agency Mortgage-Backed Securities	1,500	41,382	1,299	44,181
Asset-Backed Securities	0	16,165	0	16,165
Short-Term Instruments
Repurchase Agreements	0	5,072	0	5,072
U.S. Treasury Bills	0	93,290	0	93,290
U.S. Treasury Cash Management Bills	0	1,700	0	1,700

	$1,500	$680,274	$1,299	$683,073

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2021

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$35,731	$0	$0	$35,731

Total Investments	$37,231	$680,274	$1,299	$718,804

Short Sales, at Value - Liabilities
U.S. Government Agencies	$0	$(17,139)	$0	$(17,139)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	$22	$10	$0	$32

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(128)	0	0	(128)
Over the counter	0	(107)	0	(107)

	$(128)	$(107)	$0	$(235)

Total Financial Derivative Instruments	$(106)	$(97)	$0	$(203)

Totals	$37,125	$663,038	$1,299	$701,462

There were no significant transfers into or out of Level 3 during the period ended March 31, 2021.

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2021	155

Schedule of Investments	PIMCO Total Return Fund IV

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 116.0%

CORPORATE BONDS & NOTES 41.4%

BANKING & FINANCE 20.8%

Agree LP
2.900% due 10/01/2030	$1,100	$1,110

AIA Group Ltd.
3.125% due 03/13/2023	3,000	3,136

Allstate Corp.
1.450% due 12/15/2030	1,100	1,009

Aon Corp.
2.800% due 05/15/2030	1,100	1,126

Banco Santander S.A.
3.848% due 04/12/2023	1,400	1,490

Bank of America Corp.
1.197% due 10/24/2026 •	1,400	1,382
1.658% due 03/11/2027 •	1,400	1,405

Barclays Bank PLC
10.179% due 06/12/2021	2,000	2,034

Barclays PLC
3.684% due 01/10/2023	1,400	1,432

BGC Partners, Inc.
5.125% due 05/27/2021	2,600	2,614

BNP Paribas S.A.
3.500% due 03/01/2023	1,400	1,477

Boston Properties LP
2.750% due 10/01/2026	1,100	1,160

BPCE S.A.
4.000% due 09/12/2023	1,400	1,510

Brandywine Operating Partnership LP
3.950% due 02/15/2023	900	941

Camden Property Trust
3.500% due 09/15/2024	1,300	1,405

Cantor Fitzgerald LP
6.500% due 06/17/2022	3,500	3,734

Capital One Financial Corp.
4.250% due 04/30/2025	1,400	1,552

Carlyle Finance Subsidiary LLC
3.500% due 09/19/2029	1,200	1,256

Citigroup, Inc.
1.488% (US0003M + 1.250%) due 07/01/2026 ~	1,000	1,025

Cooperatieve Rabobank UA
2.625% due 07/22/2024	1,100	1,161

Credit Suisse Group AG
2.997% due 12/14/2023 •	1,400	1,448
4.207% due 06/12/2024 •	2,500	2,671

Danske Bank A/S
1.621% due 09/11/2026 •	1,200	1,188

Deutsche Bank AG
3.300% due 11/16/2022	2,900	3,013
3.950% due 02/27/2023	200	211
3.961% due 11/26/2025 •	2,800	3,034

EPR Properties
4.500% due 04/01/2025	1,400	1,448

Fidelity National Financial, Inc.
5.500% due 09/01/2022	1,000	1,068

Ford Motor Credit Co. LLC
1.429% (US0003M + 1.235%) due 02/15/2023 ~	3,000	2,971
3.377% (US0003M + 3.140%) due 01/07/2022 ~	2,600	2,631

GE Capital Funding LLC
3.450% due 05/15/2025	1,300	1,406
4.050% due 05/15/2027	1,300	1,450
4.400% due 05/15/2030	900	1,020

Globe Life, Inc.
2.150% due 08/15/2030	1,000	962

Goldman Sachs Group, Inc.
1.969% (US0003M + 1.750%) due 10/28/2027 ~	900	942

Guardian Life Global Funding
1.250% due 11/19/2027	1,100	1,064

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Host Hotels & Resorts LP
3.875% due 04/01/2024		$2,900	$3,075

Hudson Pacific Properties LP
4.650% due 04/01/2029		1,100	1,233

JPMorgan Chase & Co.
0.697% due 03/16/2024 •		1,400	1,406

Kimco Realty Corp.
2.700% due 03/01/2024		1,200	1,260

LeasePlan Corp. NV
2.875% due 10/24/2024		1,200	1,263

Lloyds Banking Group PLC
4.000% due 03/07/2025	AUD	2,100	1,741

Mastercard, Inc.
1.900% due 03/15/2031		$1,200	1,181

Mid-America Apartments LP
4.200% due 06/15/2028		700	784

Mizuho Financial Group, Inc.
1.214% (US0003M + 0.990%) due 07/10/2024 ~		1,100	1,115
2.555% due 09/13/2025 •		1,200	1,256

Morgan Stanley
3.125% due 07/27/2026		1,700	1,831
3.875% due 01/27/2026		1,900	2,114

National Retail Properties, Inc.
2.500% due 04/15/2030		1,300	1,278

Nationwide Building Society
3.766% due 03/08/2024 •		1,400	1,480

Natwest Group PLC
4.519% due 06/25/2024 •		400	432

New York Life Global Funding
1.200% due 08/07/2030		1,200	1,088

Nissan Motor Acceptance Corp.
2.600% due 09/28/2022		1,200	1,230

NTT Finance Corp.
1.162% due 04/03/2026		1,400	1,383

Omega Healthcare Investors, Inc.
4.375% due 08/01/2023		289	311
5.250% due 01/15/2026		1,400	1,585

Piedmont Operating Partnership LP
3.150% due 08/15/2030		1,200	1,170

Realty Income Corp.
3.875% due 04/15/2025		2,300	2,530

Santander Holdings USA, Inc.
3.400% due 01/18/2023		2,300	2,402

SMBC Aviation Capital Finance DAC
3.000% due 07/15/2022		1,700	1,742

Standard Chartered PLC
0.991% due 01/12/2025 •		1,200	1,194

Stifel Financial Corp.
4.000% due 05/15/2030		1,300	1,406

Wells Fargo & Co.
3.550% due 09/29/2025		1,300	1,418

			97,394

INDUSTRIALS 12.9%

7-Eleven, Inc.
1.800% due 02/10/2031		1,200	1,122

AbbVie, Inc.
2.950% due 11/21/2026		1,400	1,492
4.250% due 11/14/2028		1,000	1,141

Air Canada Pass-Through Trust
5.375% due 11/15/2022		508	511

American Airlines Pass-Through Trust
3.200% due 12/15/2029		971	970
3.500% due 08/15/2033		1,230	1,155

Anheuser-Busch InBev Worldwide, Inc.
4.350% due 06/01/2040		1,100	1,247

Anthem, Inc.
2.550% due 03/15/2031		1,200	1,202

Bayer U.S. Finance LLC
1.194% (US0003M + 1.010%) due 12/15/2023 ~		800	811
4.375% due 12/15/2028		1,200	1,356

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

BMW U.S. Capital LLC
0.800% due 04/01/2024 (b)	$1,200	$1,201

Canadian Pacific Railway Co.
4.500% due 01/15/2022	1,000	1,031

Citrix Systems, Inc.
1.250% due 03/01/2026	1,200	1,180

Daimler Finance North America LLC
1.450% due 03/02/2026	1,200	1,190
2.550% due 08/15/2022	1,200	1,231

Danone S.A.
2.589% due 11/02/2023	1,700	1,775

Dell International LLC
5.450% due 06/15/2023	1,400	1,531

Delta Air Lines Pass-Through Trust
2.000% due 12/10/2029	1,164	1,169

Eastern Energy Gas Holdings LLC
2.500% due 11/15/2024	1,100	1,158

Electronic Arts, Inc.
1.850% due 02/15/2031	1,400	1,321

ERAC USA Finance LLC
2.600% due 12/01/2021	800	810

Expedia Group, Inc.
3.250% due 02/15/2030	1,100	1,108

GATX Corp.
4.850% due 06/01/2021	900	906

Hyundai Capital America
0.800% due 04/03/2023 (b)	1,200	1,198
0.800% due 01/08/2024	1,200	1,190

Imperial Brands Finance PLC
3.125% due 07/26/2024	1,500	1,586

Integris Baptist Medical Center, Inc.
3.875% due 08/15/2050	1,600	1,694

JetBlue Pass-Through Trust
2.750% due 11/15/2033	1,445	1,458

Masco Corp.
1.500% due 02/15/2028	1,200	1,154

Motorola Solutions, Inc.
2.300% due 11/15/2030	1,200	1,136

Nissan Motor Co. Ltd.
4.345% due 09/17/2027	1,100	1,197

Nutrition & Biosciences, Inc.
2.300% due 11/01/2030	1,200	1,164

NVR, Inc.
3.000% due 05/15/2030	1,100	1,130

Occidental Petroleum Corp.
2.900% due 08/15/2024	900	891

Odebrecht Oil & Gas Finance Ltd.
0.000% due 04/26/2021 (e)(f)	937	6

Owens Corning
4.200% due 12/01/2024	800	884

PayPal Holdings, Inc.
2.850% due 10/01/2029	1,200	1,252

Regeneron Pharmaceuticals, Inc.
1.750% due 09/15/2030	1,200	1,111

Rockefeller Foundation
2.492% due 10/01/2050	1,100	1,010

Siemens Financieringsmaatschappij NV
1.200% due 03/11/2026	1,400	1,385

Smith & Nephew PLC
2.032% due 10/14/2030	1,100	1,037

Southern Co.
3.700% due 04/30/2030	1,000	1,082

Spirit AeroSystems, Inc.
4.600% due 06/15/2028	1,100	1,080

Spirit Airlines Pass-Through Trust
4.100% due 10/01/2029	1,876	1,879

Sprint Spectrum Co. LLC
3.360% due 03/20/2023	238	240

Suntory Holdings Ltd.
2.550% due 06/28/2022	900	921

United Airlines Pass-Through Trust
2.700% due 11/01/2033	1,182	1,153

156	PIMCO BOND FUNDS	See Accompanying Notes

March 31, 2021

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Volkswagen Group of America Finance LLC
1.051% (US0003M + 0.860%) due 09/24/2021 ~		$1,200	$1,204

Volkswagen International Finance NV
1.003% (EUR003M + 1.550%) due 11/16/2024 ~	EUR	1,600	1,946

Walt Disney Co.
2.650% due 01/13/2031		$900	920

Wynn Las Vegas LLC
5.500% due 03/01/2025		2,400	2,539

			60,065

UTILITIES 7.7%

Ameren Corp.
1.750% due 03/15/2028		1,000	968
2.500% due 09/15/2024		1,100	1,158

Appalachian Power Co.
2.700% due 04/01/2031		1,200	1,199

AT&T, Inc.
2.750% due 06/01/2031		1,300	1,296

Atmos Energy Corp.
1.500% due 01/15/2031		1,400	1,280

Boston Gas Co.
3.001% due 08/01/2029		1,200	1,241

DTE Electric Co.
1.900% due 04/01/2028		1,300	1,298

Duke Energy Carolinas LLC
2.550% due 04/15/2031 (b)		1,200	1,209

Enel Finance International NV
4.250% due 09/14/2023		1,100	1,191

Entergy Arkansas LLC
3.050% due 06/01/2023		1,400	1,469

Entergy Corp.
2.950% due 09/01/2026		2,700	2,881

Georgia Power Co.
3.250% due 03/15/2051		1,100	1,055

Monongahela Power Co.
3.550% due 05/15/2027		2,800	2,968

New York State Electric & Gas Corp.
1.950% due 10/01/2030		1,200	1,145

NextEra Energy Capital Holdings, Inc.
2.250% due 06/01/2030		1,300	1,273

Northern States Power Co.
2.250% due 04/01/2031		1,200	1,200

Odebrecht Drilling Norbe Ltd.
6.350% due 12/01/2021 ^		72	72

Odebrecht Drilling Norbe Ltd. (6.350% Cash and 1.000% PIK)
7.350% due 12/01/2026 ^(c)		1,384	550

Odebrecht Offshore Drilling Finance Ltd.
6.720% due 12/01/2022 ^		238	233

Odebrecht Offshore Drilling Finance Ltd. (6.720% Cash and 1.000% PIK)
7.720% due 12/01/2026 ^(c)		2,107	416

Rio Oil Finance Trust
9.250% due 07/06/2024		465	517
9.750% due 01/06/2027		2,664	3,124

San Diego Gas & Electric Co.
1.700% due 10/01/2030		1,200	1,129

SGSP Australia Assets Pty. Ltd.
3.250% due 07/29/2026		1,500	1,606

Southern California Edison Co.
2.250% due 06/01/2030		1,400	1,358

Southwestern Electric Power Co.
4.100% due 09/15/2028		1,000	1,108

Verizon Communications, Inc.
2.550% due 03/21/2031		1,400	1,400
3.376% due 02/15/2025		1,414	1,535

			35,879

Total Corporate Bonds & Notes (Cost $190,273)			193,338

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
MUNICIPAL BONDS & NOTES 1.0%

CALIFORNIA 0.5%

California Infrastructure & Economic Development Bank Revenue Bonds, Series 2020
0.450% due 01/01/2050	$1,200	$1,200

Los Angeles Community College District, California General Obligation Notes, Series 2020
1.606% due 08/01/2028	1,100	1,092

		2,292

NEW YORK 0.3%

New York State Urban Development Corp. Revenue Notes, Series 2020
1.115% due 03/15/2025	1,100	1,101

WEST VIRGINIA 0.2%

Tobacco Settlement Finance Authority, West Virginia Revenue Bonds, Series 2020
2.951% due 06/01/2031	1,000	1,007

Total Municipal Bonds & Notes (Cost $4,400)		4,400

U.S. GOVERNMENT AGENCIES 27.5%

Fannie Mae
2.310% due 08/01/2022	97	98
2.581% due 05/01/2038 •	845	894
2.799% due 01/01/2036 •	1,535	1,636
3.000% due 10/25/2040	1,004	1,075
4.041% due 02/25/2033 •	4,368	4,491

Freddie Mac
5.000% due 03/01/2024 - 12/01/2038	530	611
5.500% due 04/01/2038	153	180

Ginnie Mae
0.000% due 11/20/2039 (a)(e)	3,500	3,272
0.465% due 05/20/2047 •	1,013	1,017
0.570% due 04/20/2065 •	541	542
0.580% due 02/20/2067 •	2,043	2,051
0.590% due 06/20/2067 •	303	304
0.740% due 09/20/2065 •	2,122	2,146
0.870% due 08/20/2066 - 08/20/2067 •	4,491	4,555
0.920% due 05/20/2066 - 06/20/2066 •	5,088	5,177
1.586% due 06/20/2067 •	3,079	3,128
3.000% due 11/15/2049	1,248	1,298
4.000% due 09/15/2049	1,346	1,445
5.000% due 05/15/2047 - 09/15/2047	171	194

Uniform Mortgage-Backed Security
3.000% due 06/01/2029	53	56
3.500% due 03/01/2048	154	163
4.000% due 11/01/2047	5,764	6,216
4.500% due 02/01/2031 - 07/01/2042	287	316
5.500% due 02/01/2036 - 05/01/2036	58	68

Uniform Mortgage-Backed Security, TBA
2.000% due 04/01/2036 - 06/01/2051	73,000	72,869
2.500% due 05/01/2051	8,100	8,295
3.500% due 05/01/2051	5,914	6,250

Total U.S. Government Agencies (Cost $127,553)		128,347

U.S. TREASURY OBLIGATIONS 12.8%

U.S. Treasury Bonds
1.375% due 11/15/2040	11,100	9,445
1.375% due 08/15/2050	8,000	6,245
1.625% due 11/15/2050	200	167
2.500% due 02/15/2045	8,000	8,170
2.750% due 08/15/2042 (j)	400	429
2.875% due 05/15/2049	9,200	10,107

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.125% due 02/15/2043 (h)		$1,930	$2,197
3.125% due 08/15/2044		4,700	5,351
3.375% due 05/15/2044		10,400	12,316
3.750% due 11/15/2043 (h)		2,500	3,128

U.S. Treasury Notes
0.875% due 11/15/2030		2,200	2,035
2.000% due 08/31/2021 (j)		100	101

Total U.S. Treasury Obligations (Cost $60,427)			59,691

NON-AGENCY MORTGAGE-BACKED SECURITIES 19.0%

Adjustable Rate Mortgage Trust
0.609% due 10/25/2035 •		117	117

Alba PLC
0.251% due 03/17/2039 •	GBP	3,025	4,020

Ashford Hospitality Trust
1.106% due 06/15/2035 •		$3,000	3,002

Banc of America Funding Trust
3.128% due 05/25/2035 ~		930	943

Bear Stearns Adjustable Rate Mortgage Trust
2.519% due 02/25/2033 ~		18	19

CD Mortgage Trust
3.348% due 11/10/2049		2,300	2,473

Chase Mortgage Finance Trust
2.674% due 02/25/2037 ~		13	14

Credit Suisse First Boston Mortgage Securities Corp.
3.237% due 09/25/2033 ~		3	3

Eurohome UK Mortgages PLC
0.230% due 06/15/2044 •	GBP	1,933	2,610

Eurosail PLC
1.030% due 06/13/2045 •		3,408	4,706
1.030% (BP0003M + 0.950%) due 06/13/2045 ~		5,709	7,871

FirstMac Mortgage Funding Trust
1.060% due 03/08/2049 •	AUD	1,469	1,123
1.310% due 03/08/2049 •		1,500	1,151

Great Hall Mortgages PLC
0.320% due 06/18/2039 •		$1,570	1,536

GS Mortgage Securities Trust
3.278% due 11/10/2049 ~		3,500	3,734

GSR Mortgage Loan Trust
2.678% due 01/25/2035 ~		269	267

Hawksmoor Mortgages
1.100% due 05/25/2053 •	GBP	3,758	5,200

HomeBanc Mortgage Trust
0.609% due 03/25/2035 •		$429	392

Impac CMB Trust
0.889% due 10/25/2034 •		1,740	1,765

JP Morgan Chase Commercial Mortgage Securities Trust
1.106% due 06/15/2032 •		1,372	1,374

JPMDB Commercial Mortgage Securities Trust
2.994% due 12/15/2049		3,500	3,702

Landmark Mortgage Securities PLC
0.309% due 04/17/2044 •	GBP	315	416

Ludgate Funding PLC
0.260% due 12/01/2060 •		2,390	3,199

Mansard Mortgages PLC
0.208% due 04/15/2047 •		703	935

MASTR Adjustable Rate Mortgages Trust
3.178% due 11/21/2034 ~		$635	642

Merrill Lynch Mortgage Investors Trust
0.609% due 11/25/2035 •		193	192
0.934% due 01/25/2029 •		121	121

Morgan Stanley Bank of America Merrill Lynch Trust
3.077% due 03/15/2048		5,742	6,013

Morgan Stanley Capital Trust
3.402% due 07/13/2029 ~		3,300	3,300
3.436% due 12/15/2049		2,200	2,378

Resloc UK PLC
0.000% due 12/15/2043 •	EUR	4,369	4,970

Structured Adjustable Rate Mortgage Loan Trust
2.688% due 09/25/2034 ~		$1,620	1,711

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2021	157

Schedule of Investments	PIMCO Total Return Fund IV	(Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Tharaldson Hotel Portfolio Trust
1.004% due 11/11/2034 •		$2,430	$2,431

Towd Point Mortgage Funding PLC
1.058% due 10/20/2051 •	GBP	1,372	1,903

Trinity Square PLC
1.178% due 07/15/2051 •		1,424	1,966

WaMu Mortgage Pass-Through Certificates Trust
0.649% due 07/25/2045 •		$132	130
0.689% due 10/25/2045 •		2,585	2,585

Wells Fargo Commercial Mortgage Trust
2.933% due 11/15/2059		4,500	4,754
3.486% due 12/15/2059		4,800	5,150

Total Non-Agency Mortgage-Backed Securities (Cost $87,245)			88,818

ASSET-BACKED SECURITIES 1.9%

Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates
0.784% due 01/25/2036 •		271	271

Countrywide Asset-Backed Certificates Trust, Inc.
0.649% due 12/25/2034 •		2,140	2,089

Credit Acceptance Auto Loan Trust
3.470% due 05/17/2027		98	98

Delta Funding Home Equity Loan Trust
7.030% due 08/15/2030		8	8

Driver Australia Trust
0.940% (BBSW1M + 0.930%) due 07/21/2026 ~	AUD	1,079	821

Merrill Lynch Mortgage Investors Trust
0.904% due 09/25/2035 •		$726	726

SLM Student Loan Trust
0.338% due 01/25/2027 •		760	758

SoFi Professional Loan Program LLC
1.059% due 01/25/2039 •		478	481

Towd Point Mortgage Trust
2.900% due 10/25/2059 ~		2,426	2,538

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Wells Fargo Home Equity Asset-Backed Securities Trust
1.109% due 10/25/2034 •		$960	$953

Total Asset-Backed Securities (Cost $8,534)			8,743

SOVEREIGN ISSUES 1.4%

Israel Government International Bond
0.050% (MAKA5DAY) due 11/30/2021 ~	ILS	4,000	1,196
5.500% due 01/31/2022		3,700	1,158

Peru Government International Bond
5.940% due 02/12/2029	PEN	5,000	1,517
6.350% due 08/12/2028		5,000	1,560
8.200% due 08/12/2026		1,000	349

Province of Quebec
6.350% due 01/30/2026		$600	736

Total Sovereign Issues (Cost $6,754)			6,516

		SHARES
PREFERRED SECURITIES 1.1%

BANKING & FINANCE 1.1%

Depository Trust & Clearing Corp.
3.351% due 06/15/2021 ~(f)		4,250,000	4,176

Wells Fargo & Co.
3.900% due 03/15/2026 •(f)		1,100,000	1,111

Total Preferred Securities (Cost $5,350)			5,287

		PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 9.9%

ISRAEL TREASURY BILLS 0.8%
(0.038)% due 10/06/2021 - 11/30/2021 (d)(e)	ILS	12,500	3,740

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
JAPAN TREASURY BILLS 4.2%
(0.107)% due 05/24/2021 - 06/28/2021 (d)(e)	JPY	2,170,000	$19,602

U.S. TREASURY BILLS 4.9%
0.053% due 08/19/2021 - 08/26/2021 (d)(e)		$22,900	22,899

Total Short-Term Instruments (Cost $47,014)			46,241

Total Investments in Securities (Cost $537,550)			541,381

		SHARES
INVESTMENTS IN AFFILIATES 2.6%

SHORT-TERM INSTRUMENTS 2.6%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 2.6%

PIMCO Short-Term Floating NAV Portfolio III		1,244,002	12,266

Total Short-Term Instruments (Cost $12,265)			12,266

Total Investments in Affiliates (Cost $12,265)			12,266

Total Investments 118.6% (Cost $549,815)			$553,647

Financial Derivative Instruments (g)(i) 0.5% (Cost or Premiums, net $(1,109))			2,282

Other Assets and Liabilities, net (19.1)%			(89,301)

Net Assets 100.0%			$466,628

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

(a)	Principal only security.
(b)	When-issued security.
(c)	Payment in-kind security.
(d)	Coupon represents a weighted average yield to maturity.
(e)	Zero coupon security.
(f)	Perpetual maturity; date shown, if applicable, represents next contractual call date.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

SHORT SALES:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales
U.S. Government Agencies (4.1)%
Uniform Mortgage-Backed Security, TBA	2.000%	04/01/2051	$13,600	$(13,678)	$(13,576)
Uniform Mortgage-Backed Security, TBA	4.000	04/01/2051	5,200	(5,595)	(5,579)

Total Short Sales (4.1)%				$(19,273)	$(19,155)

The average amount of borrowings outstanding during the period ended March 31, 2021 was $(8,747) at a weighted average interest rate of 0.716%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

158	PIMCO BOND FUNDS	See Accompanying Notes

March 31, 2021

(g)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
U.S. Treasury 10-Year Note June Futures	06/2021	482	$	63,112	$(1,593)	$0	$(120)
United Kingdom Long Gilt June Futures	06/2021	3		528	(6)	0	(2)

					$(1,599)	$0	$(122)

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
U.S. Treasury 5-Year Note June Futures	06/2021	72	$	(8,885)	$108	$12	$0
U.S. Treasury 30-Year Bond June Futures	06/2021	24		(3,710)	167	10	0

					$275	$22	$0

Total Futures Contracts					$(1,324)	$22	$(122)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(1)

Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2021(2)	Notional Amount(3)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(4)	Variation Margin
										Asset	Liability
British Telecommunications PLC	1.000%	Quarterly	06/20/2028	1.035%	EUR	1,000	$(6)	$4	$(2)	$3	$0
Rolls-Royce PLC	1.000	Quarterly	12/20/2024	2.415		1,100	(154)	89	(65)	1	0
Simon Property Group LP	1.000	Quarterly	06/20/2022	0.318	$	3,500	17	13	30	1	0

							$(143)	$106	$(37)	$5	$0

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(1)

Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(3)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(4)	Variation Margin
								Asset	Liability
CDX.IG-35 5-Year Index	1.000%	Quarterly	12/20/2025	$ 2,500	$59	$1	$60	$3	$0
CDX.IG-36 5-Year Index	1.000	Quarterly	06/20/2026	1,800	40	3	43	2	0
iTraxx Europe Main 34 5-Year Index	1.000	Quarterly	12/20/2025	EUR 3,700	98	18	116	4	0

					$197	$22	$219	$9	$0

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Receive(5)	1-Day GBP-SONIO Compounded-OIS	0.500%	Annual	06/16/2051	GBP	6,700	$(411)	$1,530	$1,119	$88	$0
Receive(5)	1-Day GBP-SONIO Compounded-OIS	0.750	Annual	09/15/2051		700	43	13	56	9	0
Receive	3-Month USD-LIBOR	1.700	Semi-Annual	06/11/2021	$	8,300	(81)	14	(67)	0	0
Receive	3-Month USD-LIBOR	0.200	Semi-Annual	03/11/2022		15,000	4	(3)	1	0	0
Pay	6-Month JPY-LIBOR	0.100	Semi-Annual	03/20/2024	JPY	1,720,000	82	(22)	60	0	(2)
Receive	6-Month JPY-LIBOR	0.300	Semi-Annual	03/18/2026		1,190,000	(204)	44	(160)	7	0
Pay	6-Month JPY-LIBOR	0.300	Semi-Annual	03/18/2026		110,000	18	(4)	14	0	(1)
Pay	6-Month JPY-LIBOR	0.095	Semi-Annual	09/13/2026		270,000	(10)	(4)	(14)	0	(2)
Pay	6-Month JPY-LIBOR	0.092	Semi-Annual	09/13/2026		140,000	(5)	(2)	(7)	0	(1)
Pay	6-Month JPY-LIBOR	0.068	Semi-Annual	09/18/2026		230,000	(6)	(3)	(9)	0	(1)
Pay	6-Month JPY-LIBOR	0.062	Semi-Annual	09/18/2026		370,000	(8)	(6)	(14)	0	(2)
Pay	6-Month JPY-LIBOR	0.064	Semi-Annual	09/19/2026		135,000	(3)	(2)	(5)	0	(1)
Pay	6-Month JPY-LIBOR	0.063	Semi-Annual	09/19/2026		135,000	(3)	(2)	(5)	0	(1)
Pay	6-Month JPY-LIBOR	0.087	Semi-Annual	09/20/2026		67,000	(2)	(1)	(3)	0	0
Pay	6-Month JPY-LIBOR	0.097	Semi-Annual	09/24/2026		163,000	(7)	(2)	(9)	0	(1)
Receive	6-Month JPY-LIBOR	0.300	Semi-Annual	09/20/2027		600,000	(123)	30	(93)	6	0
Pay	6-Month JPY-LIBOR	0.450	Semi-Annual	03/20/2029		10,000	4	(1)	3	0	0
Receive(5)	6-Month JPY-LIBOR	0.250	Semi-Annual	03/17/2031		8,240,000	(3)	166	163	38	0
Pay	6-Month JPY-LIBOR	0.036	Semi-Annual	03/10/2038		62,000	(19)	(10)	(29)	0	(3)

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2021	159

Schedule of Investments	PIMCO Total Return Fund IV	(Cont.)

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Pay	6-Month JPY-LIBOR	0.040%	Semi-Annual	03/10/2038	JPY	62,000	$(18)	$(10)	$(28)	$0	$(3)
Receive	6-Month JPY-LIBOR	0.750	Semi-Annual	03/20/2038		262,900	(229)	67	(162)	15	0
Pay	6-Month JPY-LIBOR	0.103	Semi-Annual	08/28/2039		10,000	(3)	(2)	(5)	0	(1)
Pay	6-Month JPY-LIBOR	0.430	Semi-Annual	03/19/2041		28,000	0	1	1	0	(2)
Pay	6-Month JPY-LIBOR	0.410	Semi-Annual	03/25/2041		5,000	0	0	0	0	(1)
Receive	6-Month JPY-LIBOR	1.000	Semi-Annual	03/21/2048		68,700	(111)	33	(78)	7	0
Receive	6-Month JPY-LIBOR	0.538	Semi-Annual	03/15/2051		63,000	(1)	3	2	6	0
Receive	6-Month JPY-LIBOR	0.520	Semi-Annual	03/16/2051		14,000	0	1	1	2	0
Receive	6-Month JPY-LIBOR	0.350	Semi-Annual	03/17/2051		20,000	11	(1)	10	2	0
Receive	6-Month JPY-LIBOR	0.557	Semi-Annual	03/17/2051		49,000	0	(1)	(1)	6	0
Receive	6-Month JPY-LIBOR	0.570	Semi-Annual	03/19/2051		18,000	0	(1)	(1)	2	0

							$(1,085)	$1,825	$740	$188	$(22)

Total Swap Agreements							$(1,031)	$1,953	$922	$202	$(22)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of March 31, 2021:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset			Market Value	Variation Margin Liability(6)
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements	Total
Total Exchange-Traded or Centrally Cleared	$0	$22	$202	$224	$0	$(122)	$(23)	$(145)

(h)

Securities with an aggregate market value of $4,070 and cash of $2,001 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2021. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.
(6)	Unsettled variation margin liability of $(1) for closed swap agreements is outstanding at period end.

(i)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BOA	04/2021	GBP	24,341		$34,461	$904	$0

BPS	04/2021		$603	GBP	434	0	(5)
	05/2021	JPY	1,200,000		$11,432	589	0
	08/2021	PEN	1,174		318	5	0

CBK	05/2021		6,312		1,730	44	0
	06/2021		3,769		1,026	20	0
	06/2021		$1,555	CLP	1,134,390	21	0
	09/2021	PEN	1,839		$498	7	0
	10/2021	ILS	3,901		1,179	8	0
	11/2021		10,336		3,164	58	0

HUS	04/2021	GBP	332		456	0	(2)
	06/2021		$1,986	MXN	41,404	26	0

160	PIMCO BOND FUNDS	See Accompanying Notes

March 31, 2021

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
	01/2022	ILS	3,905		$1,190	$16	$0

JPM	11/2021		2,267		700	19	0

RBC	05/2021	AUD	349		273	7	0
	06/2021	JPY	276,080		2,540	44	0

SCX	04/2021	EUR	6,066		7,369	255	0
	04/2021		$33,347	GBP	24,239	69	0
	05/2021	EUR	6,066		$7,133	16	0
	05/2021	GBP	24,239		33,350	0	(69)
	06/2021	JPY	693,920		6,376	104	0

SOG	05/2021		26,404		250	11	0

UAG	05/2021	AUD	6,062		4,703	98	0

Total Forward Foreign Currency Contracts						$2,321	$(76)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON SOVEREIGN ISSUES - SELL PROTECTION(1)

Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2021(2)	Notional Amount(3)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(4)
									Asset	Liability
BOA	Colombia Government International Bond	1.000%	Quarterly	06/20/2021	0.307%	$1,900	$12	$(9)	$3	$0

CBK	Colombia Government International Bond	1.000	Quarterly	06/20/2021	0.307	5,200	34	(24)	10	0

GST	Russia Government International Bond	1.000	Quarterly	12/20/2024	0.847	1,000	6	0	6	0
	South Africa Government International Bond	1.000	Quarterly	06/20/2024	1.631	3,100	(130)	69	0	(61)

Total Swap Agreements							$(78)	$36	$19	$(61)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of March 31, 2021:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(5)
BOA	$904	$0	$3	$907	$0	$0	$0	$0	$907	$(940)	$(33)
BPS	594	0	0	594	(5)	0	0	(5)	589	(550)	39
CBK	158	0	10	168	0	0	0	0	168	0	168
GST	0	0	6	6	0	0	(61)	(61)	(55)	230	175
HUS	42	0	0	42	(2)	0	0	(2)	40	0	40
JPM	19	0	0	19	0	0	0	0	19	0	19
RBC	51	0	0	51	0	0	0	0	51	0	51
SCX	444	0	0	444	(69)	0	0	(69)	375	(290)	85
SOG	11	0	0	11	0	0	0	0	11	0	11
UAG	98	0	0	98	0	0	0	0	98	0	98

Total Over the Counter	$2,321	$0	$19	$2,340	$(76)	$0	$(61)	$(137)

(j)

Securities with an aggregate market value of $230 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of March 31, 2021.

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2021	161

Schedule of Investments	PIMCO Total Return Fund IV	(Cont.)

(5)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2021:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$22	$22
Swap Agreements	0	14	0	0	188	202

	$0	$14	$0	$0	$210	$224

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$2,321	$0	$2,321
Swap Agreements	0	19	0	0	0	19

	$0	$19	$0	$2,321	$0	$2,340

	$0	$33	$0	$2,321	$210	$2,564

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$122	$122
Swap Agreements	0	0	0	0	23	23

	$0	$0	$0	$0	$145	$145

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$76	$0	$76
Swap Agreements	0	61	0	0	0	61

	$0	$61	$0	$76	$0	$137

	$0	$61	$0	$76	$145	$282

The effect of Financial Derivative Instruments on the Statements of Operations for the year ended March 31, 2021:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$229	$229
Swap Agreements	0	(66)	0	0	(3,336)	(3,402)

	$0	$(66)	$0	$0	$(3,107)	$(3,173)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(4,759)	$0	$(4,759)
Swap Agreements	0	441	0	0	0	441

	$0	$441	$0	$(4,759)	$0	$(4,318)

	$0	$375	$0	$(4,759)	$(3,107)	$(7,491)

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$(2,783)	$(2,783)
Swap Agreements	0	410	0	0	4,355	4,765

	$0	$410	$0	$0	$1,572	$1,982

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$72	$0	$72
Swap Agreements	0	(6)	0	0	0	(6)

	$0	$(6)	$0	$72	$0	$66

	$0	$404	$0	$72	$1,572	$2,048

162	PIMCO BOND FUNDS	See Accompanying Notes

March 31, 2021

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2021 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2021
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$0	$97,394	$0	$97,394
Industrials	0	60,065	0	60,065
Utilities	0	35,879	0	35,879
Municipal Bonds & Notes
California	0	2,292	0	2,292
New York	0	1,101	0	1,101
West Virginia	0	1,007	0	1,007
U.S. Government Agencies	0	128,347	0	128,347
U.S. Treasury Obligations	0	59,691	0	59,691
Non-Agency Mortgage-Backed Securities	0	88,818	0	88,818
Asset-Backed Securities	0	8,743	0	8,743
Sovereign Issues	0	6,516	0	6,516
Preferred Securities
Banking & Finance	0	5,287	0	5,287
Short-Term Instruments
Israel Treasury Bills	0	3,740	0	3,740
Japan Treasury Bills	0	19,602	0	19,602
U.S. Treasury Bills	0	22,899	0	22,899

	$0	$541,381	$0	$541,381

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$12,266	$0	$0	$12,266

Total Investments	$12,266	$541,381	$0	$553,647

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2021
Short Sales, at Value - Liabilities
U.S. Government Agencies	$0	$(19,155)	$0	$(19,155)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	22	202	0	224
Over the counter	0	2,340	0	2,340

	$22	$2,542	$0	$2,564

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(122)	(22)	0	(144)
Over the counter	0	(137)	0	(137)

	$(122)	$(159)	$0	$(281)

Total Financial Derivative Instruments	$(100)	$2,383	$0	$2,283

Totals	$12,166	$524,609	$0	$536,775

There were no significant transfers into or out of Level 3 during the period ended March 31, 2021.

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2021	163

Schedule of Investments	PIMCO Total Return ESG Fund

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 120.7%

CORPORATE BONDS & NOTES 65.3%

BANKING & FINANCE 38.6%

AerCap Ireland Capital DAC
4.625% due 07/01/2022		$325	$340

Alexandria Real Estate Equities, Inc.
2.000% due 05/18/2032		7,400	6,881
3.800% due 04/15/2026		3,600	3,978

American Tower Corp.
5.000% due 02/15/2024		3,000	3,349

Andrew W Mellon Foundation
0.947% due 08/01/2027		9,000	8,767

Asian Development Bank
1.875% due 08/10/2022		5,200	5,321
4.700% due 03/12/2024	MXN	215,000	10,538
6.000% due 02/05/2026	BRL	54,800	9,111

Banco de Sabadell S.A.
1.125% due 03/11/2027 •	EUR	2,400	2,894

Banco Santander Chile
2.700% due 01/10/2025		$7,100	7,433

Banco Santander S.A.
1.125% due 06/23/2027	EUR	4,500	5,499

Bank of America Corp.
0.981% due 09/25/2025 •		$12,700	12,676
1.486% due 05/19/2024 •		7,700	7,831
2.456% due 10/22/2025 •		4,300	4,510

Bank of Nova Scotia
2.375% due 01/18/2023		5,300	5,486

Bankinter S.A.
0.625% due 10/06/2027	EUR	3,100	3,649

Banque Ouest Africaine de Developpement
2.750% due 01/22/2033		10,000	12,117

Barclays Bank PLC
7.625% due 11/21/2022 (d)		$805	884

Barclays PLC
0.625% due 11/14/2023 •	EUR	8,000	9,486
1.624% (US0003M + 1.430%) due 02/15/2023 ~		$1,400	1,411
3.250% due 02/12/2027	GBP	2,100	3,135
3.684% due 01/10/2023		$1,800	1,841
4.610% due 02/15/2023 •		800	827
7.875% due 09/15/2022 •(c)(d)	GBP	2,200	3,264

BBVA USA
3.500% due 06/11/2021		$6,656	6,678

BlueHub Loan Fund, Inc.
2.890% due 01/01/2027		1,300	1,264
3.099% due 01/01/2030		3,400	3,232

Boston Properties LP
2.550% due 04/01/2032		6,300	6,045
3.400% due 06/21/2029		9,400	9,889

Canadian Imperial Bank of Commerce
0.950% due 10/23/2025		12,300	12,076

Cantor Fitzgerald LP
6.500% due 06/17/2022		2,800	2,987

Capital One Financial Corp.
4.250% due 04/30/2025		2,600	2,883

Citigroup, Inc.
0.776% due 10/30/2024 •		13,800	13,794
1.678% due 05/15/2024 •		11,500	11,740

Community Preservation Corp.
2.867% due 02/01/2030		15,000	14,882

Cooperatieve Rabobank UA
1.004% due 09/24/2026 •		10,800	10,594
1.106% due 02/24/2027 •		8,200	8,017

CPI Property Group S.A.
1.625% due 04/23/2027	EUR	3,900	4,681
2.750% due 05/12/2026		1,500	1,912
2.750% due 01/22/2028	GBP	2,900	4,048

Credit Agricole S.A.
1.238% (US0003M + 1.020%) due 04/24/2023 ~		$4,600	4,663
3.750% due 04/24/2023		10,300	10,955

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Credit Suisse Group AG
3.574% due 01/09/2023		$2,900	$2,960

Digital Dutch Finco BV
1.000% due 01/15/2032	EUR	4,700	5,476
1.500% due 03/15/2030		4,300	5,322

Duke Realty LP
1.750% due 02/01/2031		$10,300	9,584

Equinix, Inc.
1.000% due 03/15/2033	EUR	5,200	6,044
1.550% due 03/15/2028		$15,500	14,831

Equitable Holdings, Inc.
4.350% due 04/20/2028		7,000	7,845

ERP Operating LP
4.150% due 12/01/2028		1,900	2,138

European Bank for Reconstruction & Development
1.625% due 09/27/2024		13,300	13,783

European Investment Bank
1.625% due 10/09/2029		13,150	13,114
2.375% due 05/24/2027		10,000	10,691
2.875% due 06/13/2025		10,500	11,440
3.300% due 02/03/2028	AUD	3,400	2,886

Federal Realty Investment Trust
1.250% due 02/15/2026		$9,100	8,992

Globalworth Real Estate Investments Ltd.
2.950% due 07/29/2026	EUR	4,700	5,899

HAT Holdings LLC
3.750% due 09/15/2030		$8,475	8,189
5.250% due 07/15/2024		4,500	4,655

Host Hotels & Resorts LP
3.375% due 12/15/2029		9,600	9,533
3.500% due 09/15/2030		3,100	3,118

Hyundai Capital Services, Inc.
1.250% due 02/08/2026		8,500	8,299

India Green Power Holdings
4.000% due 02/22/2027		2,900	2,918

ING Groep NV
1.400% due 07/01/2026 •		6,300	6,274
4.625% due 01/06/2026		5,300	6,013

International Bank for Reconstruction & Development
2.250% due 01/17/2023	CAD	12,600	10,377
5.310% due 02/05/2026	ZAR	126,000	8,132

International Finance Corp.
8.000% due 10/09/2023	IDR	150,000,000	10,984

JPMorgan Chase & Co.
0.563% due 02/16/2025 •		$13,300	13,207
0.653% due 09/16/2024 •		12,600	12,629

KBC Group NV
0.375% due 06/16/2027 •	EUR	4,700	5,562

KEB Hana Bank
3.375% due 01/30/2022		$10,100	10,333

Kilroy Realty LP
2.500% due 11/15/2032		6,000	5,649
4.750% due 12/15/2028		6,600	7,476

Kimco Realty Corp.
2.700% due 10/01/2030		13,700	13,656

Kookmin Bank
2.500% due 11/04/2030 (d)		9,300	9,047

Kreditanstalt fuer Wiederaufbau
2.000% due 09/29/2022		23,500	24,136

Lloyds Banking Group PLC
4.375% due 03/22/2028		7,200	8,089
7.625% due 06/27/2023 •(c)(d)	GBP	2,200	3,312

Low Income Investment Fund
3.386% due 07/01/2026		$1,700	1,804
3.711% due 07/01/2029		4,300	4,554

Mastercard, Inc.
1.900% due 03/15/2031		10,500	10,335

Mediobanca Banca di Credito Finanziario SpA
1.000% due 09/08/2027	EUR	2,700	3,266

MGIC Investment Corp.
5.750% due 08/15/2023		$2,400	2,589

Mizuho Financial Group, Inc.
0.956% due 10/16/2024	EUR	2,200	2,666

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
1.412% (BBSW3M + 1.400%) due 07/19/2023 ~	AUD	5,000	$3,860
3.922% due 09/11/2024 •		$2,900	3,114

Morgan Stanley
0.864% due 10/21/2025 •		13,900	13,835

National Australia Bank Ltd.
3.250% due 03/24/2022	AUD	780	610
3.625% due 06/20/2023		$8,300	8,888
4.000% due 12/16/2021	AUD	1,172	914

Natwest Group PLC
2.359% due 05/22/2024 •		$11,500	11,871

Nederlandse Waterschapsbank NV
2.375% due 03/24/2026		11,000	11,717

NongHyup Bank
1.250% due 07/20/2025		12,000	11,954

NTT Finance Corp.
1.900% due 07/21/2021		4,200	4,221

ORIX Corp.
4.050% due 01/16/2024		3,500	3,813

Piedmont Operating Partnership LP
3.150% due 08/15/2030		12,400	12,095

PNC Financial Services Group, Inc.
2.200% due 11/01/2024		5,400	5,672

Prologis International Funding S.A.
1.750% due 03/15/2028	EUR	4,800	6,184

Regency Centers LP
3.700% due 06/15/2030		$3,600	3,856

Reliance Standard Life Global Funding
3.850% due 09/19/2023		2,800	3,011

SATO OYJ
1.375% due 02/24/2028	EUR	4,700	5,696

SBA Communications Corp.
4.875% due 09/01/2024		$2,600	2,673

Shinhan Bank Co. Ltd.
4.000% due 04/23/2029 (d)		6,000	6,550

Shinhan Financial Group Co. Ltd.
3.340% due 02/05/2030 •(d)		6,400	6,688

Shriram Transport Finance Co. Ltd.
4.400% due 03/13/2024		8,200	8,170
5.100% due 07/16/2023		900	917

SL Green Operating Partnership LP
1.174% (US0003M + 0.980%) due 08/16/2021 ~		3,300	3,300

Standard Chartered PLC
1.214% due 03/23/2025 •		12,500	12,544

Sumitomo Mitsui Financial Group, Inc.
0.508% due 01/12/2024		4,000	3,984
0.934% due 10/11/2024	EUR	10,000	12,119

UBS Group AG
4.375% due 02/10/2031 •(c)(d)		$9,700	9,593

UDR, Inc.
3.100% due 11/01/2034		10,500	10,586
3.500% due 01/15/2028		1,800	1,930

Unipol Gruppo SpA
3.250% due 09/23/2030	EUR	6,400	7,968

USAA Capital Corp.
2.125% due 05/01/2030		$6,000	5,896

Visa, Inc.
0.750% due 08/15/2027		9,900	9,516

Westpac Banking Corp.
3.100% due 06/03/2021	AUD	10,300	7,860

Weyerhaeuser Co.
7.375% due 03/15/2032		$2,500	3,515

			824,495

INDUSTRIALS 11.2%

Autodesk, Inc.
3.600% due 12/15/2022		2,000	2,086

Boise Cascade Co.
4.875% due 07/01/2030		3,600	3,778

Broadcom, Inc.
3.459% due 09/15/2026		5,004	5,373

164	PIMCO BOND FUNDS	See Accompanying Notes

March 31, 2021

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

California Endowment
2.498% due 04/01/2051		$13,000	$11,995

Chanel Ceres PLC
1.000% due 07/31/2031	EUR	7,800	9,218

Coca-Cola European Partners PLC
4.500% due 09/01/2021		$2,800	2,812

Coca-Cola Femsa S.A.B. de C.V.
1.850% due 09/01/2032		12,500	11,471

Conagra Brands, Inc.
4.300% due 05/01/2024		4,500	4,964

Continental Wind LLC
6.000% due 02/28/2033		5,805	6,553

CRH America Finance, Inc.
3.400% due 05/09/2027		4,600	4,988

Danone S.A.
2.947% due 11/02/2026		5,800	6,192

Dell International LLC
5.450% due 06/15/2023		1,000	1,093
6.200% due 07/15/2030		3,500	4,351

Doris Duke Charitable Foundation
2.345% due 07/01/2050		12,500	11,086

ERAC USA Finance LLC
2.600% due 12/01/2021		1,500	1,519

Fiserv, Inc.
2.650% due 06/01/2030		4,600	4,638

Ford Foundation
2.815% due 06/01/2070		15,200	13,770

Gap, Inc.
8.875% due 05/15/2027		3,100	3,623

General Mills, Inc.
1.233% (US0003M + 1.010%) due 10/17/2023 ~		600	609

Global Switch Finance BV
1.375% due 10/07/2030	EUR	4,600	5,457

Hilton Domestic Operating Co., Inc.
4.875% due 01/15/2030		$3,400	3,613

Infineon Technologies AG
2.000% due 06/24/2032	EUR	2,800	3,628

International Flavors & Fragrances, Inc.
3.200% due 05/01/2023		$1,100	1,151
4.375% due 06/01/2047		1,000	1,128

John D and Catherine T MacArthur Foundation
1.299% due 12/01/2030		13,400	12,233

Komatsu Finance America, Inc.
2.437% due 09/11/2022		2,800	2,878

Liberty Utilities Finance GP 1
2.050% due 09/15/2030		13,600	12,769

Local Initiatives Support Corp.
3.782% due 03/01/2027		5,000	5,372

Massachusetts Higher Education Assistance Corp.
2.673% due 07/01/2031		4,400	4,373

MercadoLibre, Inc.
2.375% due 01/14/2026		6,600	6,563

Microsoft Corp.
2.700% due 02/12/2025		5,600	5,990

NXP BV
3.400% due 05/01/2030		11,700	12,373

Owens Corning
3.400% due 08/15/2026		2,900	3,150

PeaceHealth Obligated Group
3.218% due 11/15/2050		6,400	6,267

ReNew Power Pvt Ltd.
5.875% due 03/05/2027		7,100	7,586

Ryder System, Inc.
2.875% due 06/01/2022		6,200	6,356

SK Hynix, Inc.
2.375% due 01/19/2031		9,200	8,718

Tesco Corporate Treasury Services PLC
2.500% due 07/01/2024	EUR	1,000	1,268

WK Kellogg Foundation Trust
2.443% due 10/01/2050		$6,500	5,818

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Xylem, Inc.
1.950% due 01/30/2028		$5,500	$5,498
2.250% due 01/30/2031		5,500	5,404

			237,712

UTILITIES 15.5%

Adani Green Energy UP Ltd.
6.250% due 12/10/2024		11,750	12,987

Adani Renewable Energy RJ Ltd.
4.625% due 10/15/2039		3,068	3,171

AES Corp.
1.375% due 01/15/2026		2,000	1,951
2.450% due 01/15/2031		9,500	9,091

Anglian Water Services Financing PLC
1.625% due 08/10/2025	GBP	1,500	2,141

Arizona Public Service Co.
2.650% due 09/15/2050		$5,400	4,695

Avangrid, Inc.
3.150% due 12/01/2024		12,130	13,049
3.200% due 04/15/2025		6,300	6,751
3.800% due 06/01/2029		5,800	6,389

Azure Power Energy Ltd.
5.500% due 11/03/2022		900	920

Azure Power Solar Energy Pvt Ltd.
5.650% due 12/24/2024		7,759	8,239

British Telecommunications PLC
4.500% due 12/04/2023		3,300	3,612

Clean Renewable Power Mauritius Pte Ltd.
4.250% due 03/25/2027		8,100	8,181

Clearway Energy Operating LLC
3.750% due 02/15/2031		10,500	10,100
4.750% due 03/15/2028		4,000	4,165

Continuum Energy Levanter Pte Ltd.
4.500% due 02/09/2027		9,700	9,932

DTE Electric Co.
1.900% due 04/01/2028		12,000	11,981
4.050% due 05/15/2048		3,200	3,634

Duke Energy Carolinas LLC
3.950% due 11/15/2028		3,000	3,380

Duke Energy Florida LLC
2.500% due 12/01/2029		9,900	10,111

EDP Finance BV
1.710% due 01/24/2028		9,000	8,689

Electricite de France S.A.
3.625% due 10/13/2025		3,600	3,915

Enel Finance International NV
2.650% due 09/10/2024		10,800	11,370

Georgia Power Co.
3.250% due 03/15/2051		7,400	7,097

Greenko Solar Mauritius Ltd.
5.550% due 01/29/2025		3,800	3,914
5.950% due 07/29/2026		10,400	11,147

Hanwha Energy USA Holdings Corp.
2.375% due 07/30/2022		6,400	6,552

India Green Energy Holdings
5.375% due 04/29/2024		4,700	4,888

Interstate Power & Light Co.
3.600% due 04/01/2029		6,000	6,553
4.100% due 09/26/2028		3,500	3,943

MidAmerican Energy Co.
3.150% due 04/15/2050		7,900	7,778
3.650% due 04/15/2029		6,000	6,660

National Rural Utilities Cooperative Finance Corp.
1.350% due 03/15/2031		9,100	8,208

NextEra Energy Capital Holdings, Inc.
2.200% due 12/02/2026	AUD	10,300	7,835

Niagara Mohawk Power Corp.
1.960% due 06/27/2030		$14,500	13,876

Northern States Power Co.
2.600% due 06/01/2051		3,000	2,695
2.900% due 03/01/2050		3,985	3,821

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

NSTAR Electric Co.
3.250% due 05/15/2029	$7,800	$8,367

Pattern Energy Operations LP
4.500% due 08/15/2028	3,000	3,054

Public Service Co. of Colorado
2.700% due 01/15/2051	4,000	3,630

ReNew Wind Energy AP2
4.500% due 07/14/2028 (b)	4,500	4,499

Solar Star Funding LLC
5.375% due 06/30/2035	5,768	6,481

Southern California Edison Co.
3.700% due 08/01/2025	4,800	5,246

Southern Power Co.
0.900% due 01/15/2026	10,000	9,727

Southwestern Public Service Co.
3.150% due 05/01/2050	7,150	6,981

Tucson Electric Power Co.
1.500% due 08/01/2030	4,600	4,266

Union Electric Co.
2.625% due 03/15/2051	4,300	3,815

Verizon Communications, Inc.
1.500% due 09/18/2030	14,000	12,870
3.875% due 02/08/2029	8,000	8,911

		331,268

Total Corporate Bonds & Notes (Cost $1,384,650)		1,393,475

MUNICIPAL BONDS & NOTES 1.9%

CALIFORNIA 1.8%

California Health Facilities Financing Authority Revenue Bonds, Series 2019
2.704% due 06/01/2030	4,000	4,154

California Health Facilities Financing Authority Revenue Notes, Series 2019
2.211% due 06/01/2025	3,000	3,138
2.534% due 06/01/2028	4,000	4,198
2.584% due 06/01/2029	4,450	4,646

California Municipal Finance Authority Revenue Bonds, Series 2020
2.877% due 11/01/2035	4,100	3,879

Los Angeles Community College District, California General Obligation Bonds, Series 2020
2.106% due 08/01/2032	5,600	5,508

San Francisco, California Public Utilities Commission Water Revenue Bonds, Series 2020
2.825% due 11/01/2041	6,500	6,557

San Francisco, California Public Utilities Commission Water Revenue Notes, Series 2020
1.864% due 11/01/2021	1,250	1,262
2.082% due 11/01/2024	520	546
2.371% due 11/01/2026	1,000	1,059
2.483% due 11/01/2027	850	896
2.533% due 11/01/2028	1,000	1,042
2.593% due 11/01/2029	1,200	1,252

		38,137

NEW YORK 0.1%

New York City Housing Development Corp. Revenue Notes, Series 2021
1.377% due 05/01/2027	200	197
1.477% due 11/01/2027	300	295
1.577% due 05/01/2028	500	490
1.677% due 11/01/2028	875	858

		1,840

Total Municipal Bonds & Notes (Cost $39,345)		39,977

U.S. GOVERNMENT AGENCIES 31.4%

Fannie Mae
0.178% due 07/25/2037 •	166	163
0.359% due 05/25/2037 •	7	7

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2021	165

Schedule of Investments	PIMCO Total Return ESG Fund	(Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.433% due 06/25/2055 •	$1,236	$1,233
0.469% due 03/25/2037 •	13	13
1.579% due 07/01/2044 •	41	42
1.682% due 08/01/2035 •	416	418
1.723% due 01/01/2035 •	52	55
2.096% due 08/01/2035 •	83	84
2.217% due 09/01/2035 •	14	14
2.223% due 09/01/2034 •	32	34
2.249% due 03/01/2033 •	3	3
2.251% due 01/25/2031 ~(a)	46,100	6,725
2.310% due 08/01/2022	194	197
2.314% due 05/25/2035 ~	34	34
2.323% due 09/01/2037 •	8	8
2.444% due 10/25/2029	14,800	15,521
2.573% due 07/01/2035 •	159	163
2.704% due 07/01/2034 •	3	3
2.937% due 04/25/2029	12,500	13,620
2.960% due 09/25/2027 ~	10,000	10,876
3.000% due 05/01/2028	3,270	3,430
3.276% due 04/01/2038 •	49	52
3.527% due 04/01/2038 •	22	24
3.683% due 04/01/2038 •	13	13
4.010% due 12/01/2028	9,040	10,163
6.000% due 08/01/2032	5	5
6.500% due 06/25/2044	33	39
7.500% due 02/01/2027	28	29

Freddie Mac
0.523% due 12/15/2042 •	4,977	5,025
0.816% due 10/15/2037 •	9	9
0.826% due 02/25/2031	1,522	1,447
1.018% due 08/25/2029 ~(a)	25,500	1,841
1.156% due 09/25/2030 ~(a)	61,282	5,597
1.783% due 06/25/2034	15,000	13,862
2.158% due 04/01/2033 •	0	1
2.416% due 12/01/2022 •	3	4
2.700% due 08/01/2023	28,600	28,983
2.875% due 04/25/2026	9,500	10,208
2.939% due 04/25/2029	9,500	10,269
3.210% due 07/01/2030 •	2	2
3.270% due 04/01/2038 •	24	25
3.500% due 12/01/2047 - 05/01/2048	36,290	38,874
3.865% due 08/15/2032 ~	8	8
4.000% due 08/01/2030 - 06/01/2048	1,097	1,199
4.500% due 02/01/2029 - 02/01/2035	341	373
5.000% due 10/01/2039	17	20
5.500% due 01/01/2034 - 01/01/2039	361	424
6.000% due 09/01/2027 - 05/01/2040	1,453	1,720
6.500% due 05/15/2032	1,502	1,739
7.000% due 02/15/2027 - 07/01/2029	153	173
7.500% due 09/01/2025	3	3

Ginnie Mae
0.415% due 10/20/2043 •	1,936	1,933
0.465% due 05/20/2047 •	685	687
0.700% due 05/20/2066 •	636	638
0.720% due 05/20/2065 •	943	952
0.840% due 02/20/2066 •	907	914
0.920% due 09/20/2066 •	4,427	4,505
1.080% due 11/20/2067 •	2,190	2,226
1.586% due 06/20/2067 •	6,286	6,390
1.904% due 04/20/2067 •	1,922	1,951
2.125% (H15T1Y + 1.500%) due 10/20/2024 - 10/20/2025 ~	31	33
2.125% due 12/20/2026 •	2	2
2.250% (H15T1Y + 1.500%) due 09/20/2023 - 08/20/2025 ~	18	18
2.250% due 07/20/2027 - 08/20/2027 •	8	9
2.875% (H15T1Y + 1.500%) due 06/20/2022 ~	6	6
3.000% (H15T1Y + 1.500%) due 01/20/2024 - 01/20/2026 ~	28	29
3.000% due 02/20/2032 •	140	146
3.500% due 08/15/2045 - 08/20/2049	26,669	28,987

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
4.000% due 09/20/2040 - 07/20/2048	$36,148	$40,073
5.000% due 03/15/2033 - 05/15/2042	399	458
6.000% due 04/15/2037	33	38
7.000% due 08/15/2031 - 02/20/2032	5	6

Ginnie Mae, TBA
4.000% due 04/01/2051	2,000	2,139
5.000% due 06/01/2051	3,000	3,381

Small Business Administration
5.130% due 09/01/2023	18	19
5.520% due 06/01/2024	137	144

Uniform Mortgage-Backed Security
2.500% due 07/01/2050	13,987	14,410
3.000% due 04/01/2034 - 03/01/2050	40,992	42,991
3.500% due 10/01/2025 - 03/01/2047	1,582	1,708
4.000% due 10/01/2024 - 10/01/2047	6,044	6,511
4.500% due 03/01/2023 - 06/01/2042	180	198
5.000% due 02/01/2038 - 02/01/2041	200	228
5.500% due 04/01/2021 - 02/01/2049	10,417	12,083
6.000% due 09/01/2028 - 09/01/2039	1,260	1,472
6.500% due 01/01/2026 - 01/01/2029	3	4

Uniform Mortgage-Backed Security, TBA
1.500% due 05/01/2051	6,000	5,787
2.000% due 05/01/2036 - 06/01/2051	300,500	300,536
2.500% due 05/01/2051	4,500	4,608

Total U.S. Government Agencies (Cost $661,069)		670,994

U.S. TREASURY OBLIGATIONS 8.4%

U.S. Treasury Bonds
1.375% due 11/15/2040 (e)	75,800	64,501
1.375% due 08/15/2050 (e)	21,800	17,018
1.875% due 02/15/2041	2,400	2,235
2.000% due 02/15/2050 (e)	9,200	8,417
2.500% due 02/15/2045	1,900	1,941
2.750% due 11/15/2042 (e)(i)	1,600	1,715
2.875% due 05/15/2043 (e)	3,900	4,268
2.875% due 08/15/2045 (e)(g)(i)	1,500	1,639
3.000% due 05/15/2042 (g)(i)	700	782
3.000% due 11/15/2044 (e)	2,100	2,342
3.000% due 05/15/2045 (e)(g)	34,700	38,695
3.125% due 02/15/2043 (e)	12,100	13,772
3.125% due 08/15/2044 (e)	3,200	3,643
3.375% due 05/15/2044 (e)(g)	1,500	1,776
3.625% due 02/15/2044 (e)(i)	2,200	2,706
3.750% due 11/15/2043 (e)	7,600	9,509

U.S. Treasury Notes
1.875% due 07/31/2022 (g)	2,631	2,693
2.000% due 10/31/2021 (g)	864	874

Total U.S. Treasury Obligations (Cost $201,443)		178,526

NON-AGENCY MORTGAGE-BACKED SECURITIES 4.6%

American Home Mortgage Assets Trust
6.750% due 11/25/2046 þ	1,205	1,161

Banc of America Mortgage Trust
6.000% due 05/25/2037	1,777	1,609

BCAP LLC Trust
4.852% due 03/26/2037 þ	168	170

Bear Stearns Structured Products, Inc. Trust
2.886% due 12/26/2046 ^~	430	374

Beast Mortgage Trust
1.300% due 03/15/2036 •	7,500	7,517

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Credit Suisse Mortgage Capital Mortgage-Backed Trust
0.709% due 04/25/2037 •		$2,785	$801

DC Office Trust
2.965% due 09/15/2045		13,400	14,005

FirstMac Mortgage Funding Trust
1.310% due 03/08/2049 •	AUD	3,300	2,533

GCCFC Commercial Mortgage Trust
0.906% due 02/15/2038 •		$8,100	8,107

Gemgarto PLC
0.639% due 12/16/2067 •	GBP	8,600	11,877

GS Mortgage Securities Corp. Trust
2.856% due 05/10/2034		$5,300	5,281

GSMPS Mortgage Loan Trust
0.509% due 04/25/2036 •		1,492	1,344

GSR Mortgage Loan Trust
2.908% due 03/25/2047 ^~		1,313	1,066

IndyMac Adjustable Rate Mortgage Trust
1.762% due 01/25/2032 ~		2	2

IndyMac Mortgage Loan Trust
3.043% due 01/25/2036 ^~		665	658

JP Morgan Mortgage Trust
6.500% due 07/25/2036 ^		2,269	1,381

Lehman Mortgage Trust
6.000% due 09/25/2037 ^		719	727

MASTR Alternative Loan Trust
5.000% due 11/25/2033		1	1

Morgan Stanley Bank of America Merrill Lynch Trust
3.150% due 03/15/2048		4,021	4,201

MortgageIT Mortgage Loan Trust
0.569% due 04/25/2036 •		968	935

One New York Plaza Trust
1.056% due 01/15/2026 •		9,600	9,675

Residential Accredit Loans, Inc. Trust
0.489% due 07/25/2036 •		1,374	1,417

Structured Asset Mortgage Investments Trust
0.369% due 03/25/2037 •		687	292

Thornburg Mortgage Securities Trust
3.054% due 10/25/2046 •		764	773

Towd Point Mortgage Funding
0.951% due 07/20/2045 •	GBP	10,270	14,198

Towd Point Mortgage Funding PLC
1.058% due 10/20/2051 •		4,801	6,661

WaMu Mortgage Pass-Through Certificates Trust
3.145% due 03/25/2037 ~		$829	847
3.173% due 12/25/2036 ^~		684	661

Total Non-Agency Mortgage-Backed Securities (Cost $97,573)			98,274

ASSET-BACKED SECURITIES 2.2%

Bear Stearns Asset-Backed Securities Trust
0.269% due 08/25/2036 •		350	337
1.084% due 05/25/2035 •		2,675	2,674

Chesapeake Funding LLC
0.476% due 08/15/2030 •		1,216	1,217

Countrywide Asset-Backed Certificates
0.339% due 05/25/2037 •		2,300	2,182

GSAMP Trust
0.179% due 12/25/2036 •		295	182

HSI Asset Loan Obligation Trust
0.169% due 12/25/2036 •		228	89

JP Morgan Mortgage Acquisition Corp.
0.724% due 10/25/2035 ^•		2,959	2,915

LCM LP
1.264% due 10/20/2027 •		3,018	3,019

Lehman XS Trust
5.131% due 01/25/2036 ^þ		3,767	3,732

Loanpal Solar Loan Ltd.
2.220% due 03/20/2048		15,650	15,677

Morgan Stanley ABS Capital, Inc. Trust
0.239% due 01/25/2037 •		3,112	1,938
0.409% due 06/25/2036 •		707	641
1.359% due 07/25/2037 •		400	388

166	PIMCO BOND FUNDS	See Accompanying Notes

March 31, 2021

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Morgan Stanley IXIS Real Estate Capital Trust
0.259% due 11/25/2036 •		$9,078	$4,246

Morgan Stanley Mortgage Loan Trust
0.469% due 04/25/2037 •		322	140

New Century Home Equity Loan Trust
3.109% due 01/25/2033 ^•		939	885

Option One Mortgage Loan Trust
0.329% due 02/25/2037 •		4,205	2,691

Renaissance Home Equity Loan Trust
5.285% due 01/25/2037 þ		3,386	1,681

SLM Student Loan Trust
0.338% due 01/25/2027 •		886	884

Structured Asset Securities Corp. Mortgage Loan Trust
1.459% due 12/25/2034 •		249	250

Utah State Board of Regents
0.868% due 01/25/2057 •		1,380	1,385

Total Asset-Backed Securities (Cost $45,538)			47,153

SOVEREIGN ISSUES 6.7%

Chile Government International Bond
0.830% due 07/02/2031	EUR	4,000	4,839
1.250% due 01/22/2051		4,200	4,467
2.550% due 01/27/2032		$4,700	4,748
3.100% due 01/22/2061		5,000	4,656

Guatemala Government International Bond
5.375% due 04/24/2032		5,400	6,142

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Hong Kong Government International Bond
2.500% due 05/28/2024		$9,300	$9,880

Japan Finance Organization for Municipalities
3.375% due 09/27/2023		1,200	1,283

Japan International Cooperation Agency
2.750% due 04/27/2027		4,500	4,849

Korea Development Bank
0.500% due 10/27/2023		9,300	9,308

Korea International Bond
2.000% due 06/19/2024		9,400	9,852

Mexico Government International Bond
1.350% due 09/18/2027	EUR	7,800	9,466

Paraguay Government International Bond
4.950% due 04/28/2031		$1,500	1,702

Perusahaan Penerbit SBSN Indonesia
2.300% due 06/23/2025		6,200	6,371

Province of Ontario
2.650% due 02/05/2025	CAD	24,325	20,563

Province of Quebec
1.850% due 02/13/2027		8,000	6,509
2.450% due 03/01/2023		5,000	4,140
2.600% due 07/06/2025		19,600	16,585

Sweden Government International Bond
0.125% due 09/09/2030	SEK	155,000	17,426

Total Sovereign Issues (Cost $138,086)			142,786

	SHARES	MARKET VALUE (000S)
PREFERRED SECURITIES 0.2%

BANKING & FINANCE 0.2%

Farm Credit Bank of Texas
5.700% due 09/15/2025 •(c)	4,900,000	$5,359

Total Preferred Securities (Cost $4,900)		5,359

Total Investments in Securities (Cost $2,572,604)		2,576,544

Total Investments 120.7% (Cost $2,572,604)		$2,576,544

Financial Derivative Instruments (f)(h) 0.3% (Cost or Premiums, net $(1,365))		7,727

Other Assets and Liabilities, net (21.0)%		(449,153)

Net Assets 100.0%		$2,135,118

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
(a)	Security is an Interest Only (“IO”) or IO Strip.
(b)	When-issued security.
(c)	Perpetual maturity; date shown, if applicable, represents next contractual call date.
(d)	Contingent convertible security.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate(1)	Settlement Date	Maturity Date	Amount Borrowed(1)	Payable for Reverse Repurchase Agreements
BOM	0.070%	03/22/2021	04/22/2021	$(61,749)	$(61,750)
	0.100	02/18/2021	04/19/2021	(1,208)	(1,209)
BSN	0.080	03/16/2021	04/16/2021	(10,852)	(10,852)
DEU	0.050	03/31/2021	04/05/2021	(19,759)	(19,759)
GRE	0.070	03/23/2021	04/06/2021	(10,283)	(10,283)
	0.070	03/24/2021	04/07/2021	(5,504)	(5,504)
	0.070	03/29/2021	04/12/2021	(6,771)	(6,771)
	0.080	03/17/2021	04/19/2021	(11,440)	(11,441)

Total Reverse Repurchase Agreements					$(127,569)

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2021	167

Schedule of Investments	PIMCO Total Return ESG Fund	(Cont.)

SALE-BUYBACK TRANSACTIONS:

Counterparty	Borrowing Rate(1)	Borrowing Date	Maturity Date	Amount Borrowed(1)	Payable for Sale-Buyback Transactions(2)
UBS	0.070%	03/23/2021	04/22/2021	$(14,171)	$(14,172)
	0.080	03/11/2021	04/12/2021	(17,250)	(17,250)

Total Sale-Buyback Transactions					$(31,422)

SHORT SALES:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales
U.S. Government Agencies (5.8)%
Uniform Mortgage-Backed Security, TBA	2.000%	04/01/2051	$48,600	$(48,971)	$(48,513)
Uniform Mortgage-Backed Security, TBA	2.000	05/01/2051	6,000	(5,980)	(5,978)
Uniform Mortgage-Backed Security, TBA	2.500	05/01/2051	5,800	(5,959)	(5,940)
Uniform Mortgage-Backed Security, TBA	4.000	04/01/2051	58,100	(62,513)	(62,339)

Total Short Sales (5.8)%				$(123,423)	$(122,770)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of March 31, 2021:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions(2)	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(3)
Global/Master Repurchase Agreement
BOM	$0	$(62,959)	$0	$(62,959)	$62,461	$(498)
BSN	0	(10,852)	0	(10,852)	10,722	(130)
DEU	0	(19,759)	0	(19,759)	19,511	(248)
GRE	0	(33,999)	0	(33,999)	33,598	(401)

Master Securities Forward Transaction Agreement
UBS	0	0	(31,422)	(31,422)	31,443	21

Total Borrowings and Other Financing Transactions	$0	$(127,569)	$(31,422)

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
U.S. Treasury Obligations	$0	$(127,569)	$0	$0	$(127,569)

Total	$0	$(127,569)	$0	$0	$(127,569)

Sale-Buyback Transactions
U.S. Treasury Obligations	0	(31,422)	0	0	(31,422)

Total	$0	$(31,422)	$0	$0	$(31,422)

Total Borrowings	$0	$(158,991)	$0	$0	$(158,991)

Payable for reverse repurchase agreements and sale-buyback financing transactions					$(158,991)

(e)	Securities with an aggregate market value of $158,181 have been pledged as collateral under the terms of the above master agreements as of March 31, 2021.

(1)

The average amount of borrowings outstanding during the period ended March 31, 2021 was $(198,122) at a weighted average interest rate of 0.295%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(2)	Payable for sale-buyback transactions includes $(1) of deferred price drop.
(3)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

168	PIMCO BOND FUNDS	See Accompanying Notes

March 31, 2021

(f)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
Australia Government 10-Year Bond June Futures	06/2021	60	$(6,294)	$(19)	$48	$0
Euro-Bund 10-Year Bond June Futures	06/2021	514	(103,242)	133	374	(169)
Euro-Buxl 30-Year Bond June Futures	06/2021	62	(14,981)	(132)	87	(62)
U.S. Treasury 5-Year Note June Futures	06/2021	688	(84,898)	1,085	113	0
U.S. Treasury 10-Year Note June Futures	06/2021	772	(101,084)	2,288	193	0
U.S. Treasury 30-Year Bond June Futures	06/2021	332	(51,325)	2,069	145	0
United Kingdom Long Gilt June Futures	06/2021	71	(12,489)	142	51	(1)

Total Futures Contracts				$5,566	$1,011	$(232)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(1)

Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2021(2)	Notional Amount(3)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(4)	Variation Margin
										Asset	Liability
Goldman Sachs Group, Inc.	1.000%	Quarterly	06/20/2021	0.245%	$	3,500	$38	$(31)	$7	$0	$0
Tesco PLC	1.000	Quarterly	06/20/2022	0.154	EUR	2,000	16	9	25	0	0

							$54	$(22)	$32	$0	$0

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Receive(5)	1-Day GBP-SONIO Compounded-OIS	0.000%	Annual	06/16/2026	GBP	7,600	$(11)	$264	$253	$20	$0
Receive(5)	1-Day GBP-SONIO Compounded-OIS	0.500	Annual	06/16/2051		29,800	(114)	5,093	4,979	390	0
Receive	6-Month JPY-LIBOR	0.300	Semi-Annual	03/18/2026	JPY	3,260,000	(539)	99	(440)	16	0
Pay	6-Month JPY-LIBOR	0.095	Semi-Annual	09/13/2026		770,000	0	(41)	(41)	0	(5)
Pay	6-Month JPY-LIBOR	0.092	Semi-Annual	09/13/2026		380,000	0	(20)	(20)	0	(2)
Pay	6-Month JPY-LIBOR	0.068	Semi-Annual	09/18/2026		640,000	0	(26)	(26)	0	(4)
Pay	6-Month JPY-LIBOR	0.062	Semi-Annual	09/18/2026		1,030,000	0	(38)	(38)	0	(6)
Pay	6-Month JPY-LIBOR	0.064	Semi-Annual	09/19/2026		385,000	0	(15)	(15)	0	(3)
Pay	6-Month JPY-LIBOR	0.063	Semi-Annual	09/19/2026		385,000	0	(14)	(14)	0	(3)
Pay	6-Month JPY-LIBOR	0.087	Semi-Annual	09/20/2026		192,000	0	(9)	(9)	0	(1)
Pay	6-Month JPY-LIBOR	0.097	Semi-Annual	09/24/2026		468,000	1	(27)	(26)	0	(3)
Receive	6-Month JPY-LIBOR	0.300	Semi-Annual	09/20/2027		750,000	(118)	2	(116)	7	0
Receive	6-Month JPY-LIBOR	0.300	Semi-Annual	03/20/2028		770,000	(116)	(6)	(122)	9	0
Pay	6-Month JPY-LIBOR	0.380	Semi-Annual	06/18/2028		2,000,000	430	14	444	0	(24)
Receive	6-Month JPY-LIBOR	0.399	Semi-Annual	06/18/2028		390,000	(90)	(2)	(92)	5	0
Receive	6-Month JPY-LIBOR	0.450	Semi-Annual	03/20/2029		520,000	(137)	(3)	(140)	8	0
Pay	6-Month JPY-LIBOR	0.036	Semi-Annual	03/10/2038		259,000	0	(120)	(120)	0	(13)
Pay	6-Month JPY-LIBOR	0.040	Semi-Annual	03/10/2038		259,000	0	(119)	(119)	0	(13)
Receive	6-Month JPY-LIBOR	0.750	Semi-Annual	03/20/2038		1,064,000	(468)	(189)	(657)	68	0
Receive	6-Month JPY-LIBOR	0.800	Semi-Annual	10/22/2038		100,000	(51)	(22)	(73)	5	0
Receive	6-Month JPY-LIBOR	0.705	Semi-Annual	10/31/2038		290,000	(99)	(67)	(166)	16	0
Receive	6-Month JPY-LIBOR	0.785	Semi-Annual	11/12/2038		150,000	(73)	(32)	(105)	8	0
Receive	6-Month JPY-LIBOR	0.750	Semi-Annual	12/20/2038		497,300	(208)	(107)	(315)	28	0
Pay	6-Month JPY-LIBOR	0.122	Semi-Annual	08/22/2039		490,000	66	(270)	(204)	0	(28)
Pay	6-Month JPY-LIBOR	0.103	Semi-Annual	08/28/2039		120,000	0	(54)	(54)	0	(7)
Pay	6-Month JPY-LIBOR	0.430	Semi-Annual	03/19/2041		217,000	0	8	8	0	(14)
Pay	6-Month JPY-LIBOR	0.410	Semi-Annual	03/25/2041		37,000	0	0	0	0	(5)
Pay	6-Month JPY-LIBOR	1.000	Semi-Annual	03/21/2048		130,000	318	(171)	147	0	(14)
Receive	6-Month JPY-LIBOR	0.538	Semi-Annual	03/15/2051		418,000	(4)	16	12	40	0
Receive	6-Month JPY-LIBOR	0.556	Semi-Annual	03/15/2051		732,000	(2)	(13)	(15)	87	0
Receive	6-Month JPY-LIBOR	0.520	Semi-Annual	03/16/2051		90,000	0	7	7	10	0
Receive	6-Month JPY-LIBOR	0.350	Semi-Annual	03/17/2051		153,000	84	(6)	78	18	0
Receive	6-Month JPY-LIBOR	0.557	Semi-Annual	03/17/2051		303,000	0	(7)	(7)	36	0
Receive	6-Month JPY-LIBOR	0.570	Semi-Annual	03/19/2051		150,000	0	(8)	(8)	18	0

							$(1,131)	$4,117	$2,986	$789	$(145)

Total Swap Agreements							$(1,077)	$4,095	$3,018	$789	$(145)

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2021	169

Schedule of Investments	PIMCO Total Return ESG Fund	(Cont.)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of March 31, 2021:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability(6)		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$1,011	$789	$1,800	$0	$(232)	$(147)	$(379)

(g)

Securities with an aggregate market value of $6,347 and cash of $11,231 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2021. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.
(6)	Unsettled variation margin asset of liability of $(2) for closed swap agreements is outstanding at period end.

(h)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BOA	04/2021	BRL	53,512		$9,393	$0	$(115)
	04/2021		$9,673	BRL	53,512	0	(166)
	05/2021	BRL	53,512		$9,661	170	0
	05/2021	GBP	7,510		10,583	228	0
	05/2021	SEK	90,777		10,932	535	0

BPS	04/2021	AUD	11,442		9,062	371	0

BRC	05/2021	EUR	1,521		1,796	10	0

CBK	04/2021	AUD	3,309		2,563	50	0
	05/2021	GBP	27,859		38,722	311	0
	05/2021	SEK	64,598		7,748	349	0
	05/2021		$1,281	EUR	1,090	0	(2)
	06/2021		6,687	CLP	4,880,430	90	0

GLM	04/2021	AUD	5,333		$4,263	212	0
	04/2021		$26,951	AUD	35,332	0	(114)
	05/2021	AUD	35,332		$26,954	113	0

HUS	05/2021	EUR	124,357		150,217	4,259	0
	05/2021	GBP	1,717		2,381	13	0

IND	06/2021	ZAR	126,000		8,285	0	(172)

MYI	04/2021	AUD	15,248		12,080	498	0

SCX	04/2021	BRL	53,512		9,923	415	0
	04/2021		$9,393	BRL	53,512	115	0
	05/2021		1,213	EUR	1,003	0	(35)
	06/2021	IDR	165,222,750		$11,351	120	0

SOG	05/2021	JPY	61,836		584	26	0

TOR	04/2021	CAD	74,558		58,898	0	(432)
	04/2021		$59,322	CAD	74,558	8	0
	05/2021	CAD	74,558		$59,324	0	(8)

UAG	04/2021	MXN	214,590		10,319	0	(171)

Total Forward Foreign Currency Contracts						$7,893	$(1,215)

170	PIMCO BOND FUNDS	See Accompanying Notes

March 31, 2021

PURCHASED OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Cost	Market Value
GLM	Put - OTC 30-Year Interest Rate Swap	6-Month GBP-LIBOR	Receive	0.900%	03/10/2022	2,300	$182	$253
	Put - OTC 30-Year Interest Rate Swap	6-Month GBP-LIBOR	Receive	0.900	03/15/2022	5,400	571	596

JPM	Put - OTC 30-Year Interest Rate Swap	6-Month GBP-LIBOR	Receive	0.900	03/11/2022	2,300	0	253

							$753	$1,102

Total Purchased Options							$753	$1,102

WRITTEN OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
GLM	Put - OTC 10-Year Interest Rate Swap	6-Month GBP-LIBOR	Pay	0.800%	03/10/2022	6,200	$(177)	$(255)
	Put - OTC 10-Year Interest Rate Swap	6-Month GBP-LIBOR	Pay	0.800	03/15/2022	14,600	(555)	(605)

JPM	Put - OTC 10-Year Interest Rate Swap	6-Month GBP-LIBOR	Pay	0.800	03/11/2022	6,200	0	(255)

							$(732)	$(1,115)

OPTIONS ON SECURITIES

Counterparty	Description	Strike Price	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
FAR	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 04/01/2051	$101.844	04/07/2021	2,300	$(7)	$(47)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 05/01/2051	101.547	05/06/2021	6,000	(30)	(23)

GSC	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 06/01/2051	101.172	06/07/2021	6,000	(36)	(35)

JPM	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 05/01/2051	100.750	05/06/2021	6,000	(42)	(82)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 06/01/2051	98.531	06/07/2021	5,000	(31)	(40)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 06/01/2051	100.531	06/07/2021	5,000	(26)	(21)

SAL	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 04/01/2051	98.953	04/07/2021	5,000	(19)	(6)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 04/01/2051	100.953	04/07/2021	5,000	(13)	(1)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 05/01/2051	100.391	05/06/2021	4,000	(21)	(14)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 06/01/2051	99.375	06/07/2021	6,000	(46)	(60)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 06/01/2051	100.375	06/07/2021	6,000	(38)	(30)

					$(309)	$(359)

Total Written Options					$(1,041)	$(1,474)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of March 31, 2021:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(2)
BOA	$933	$0	$0	$933	$(281)	$0	$0	$(281)	$652	$(590)	$62
BPS	371	0	0	371	0	0	0	0	371	(300)	71
BRC	10	0	0	10	0	0	0	0	10	0	10
CBK	800	0	0	800	(2)	0	0	(2)	798	(780)	18
FAR	0	0	0	0	0	(70)	0	(70)	(70)	65	(5)
GLM	325	849	0	1,174	(114)	(860)	0	(974)	200	(290)	(90)
GSC	0	0	0	0	0	(35)	0	(35)	(35)	0	(35)
HUS	4,272	0	0	4,272	0	0	0	0	4,272	(4,350)	(78)
IND	0	0	0	0	(172)	0	0	(172)	(172)	0	(172)
JPM	0	253	0	253	0	(398)	0	(398)	(145)	0	(145)
MYI	498	0	0	498	0	0	0	0	498	(400)	98
SAL	0	0	0	0	0	(111)	0	(111)	(111)	0	(111)
SCX	650	0	0	650	(35)	0	0	(35)	615	(710)	(95)
SOG	26	0	0	26	0	0	0	0	26	0	26
TOR	8	0	0	8	(440)	0	0	(440)	(432)	132	(300)
UAG	0	0	0	0	(171)	0	0	(171)	(171)	0	(171)

Total Over the Counter	$7,893	$1,102	$0	$8,995	$(1,215)	$(1,474)	$0	$(2,689)

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2021	171

Schedule of Investments	PIMCO Total Return ESG Fund	(Cont.)

(i)

Securities with an aggregate market value of $197 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of March 31, 2021.

(1)	Notional Amount represents the number of contracts.
(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2021:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$1,011	$1,011
Swap Agreements	0	0	0	0	789	789

	$0	$0	$0	$0	$1,800	$1,800

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$7,893	$0	$7,893
Purchased Options	0	0	0	0	1,102	1,102

	$0	$0	$0	$7,893	$1,102	$8,995

	$0	$0	$0	$7,893	$2,902	$10,795

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$232	$232
Swap Agreements	0	0	0	0	147	147

	$0	$0	$0	$0	$379	$379

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$1,215	$0	$1,215
Written Options	0	0	0	0	1,474	1,474

	$0	$0	$0	$1,215	$1,474	$2,689

	$0	$0	$0	$1,215	$1,853	$3,068

The effect of Financial Derivative Instruments on the Statements of Operations for the year ended March 31, 2021:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$(404)	$(404)
Written Options	0	0	0	0	89	89
Futures	0	0	0	0	6,195	6,195
Swap Agreements	0	56	0	0	(2,077)	(2,021)

	$0	$56	$0	$0	$3,803	$3,859

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(16,298)	$0	$(16,298)
Written Options	0	0	0	48	956	1,004
Swap Agreements	0	(888)	0	0	0	(888)

	$0	$(888)	$0	$(16,250)	$956	$(16,182)

	$0	$(832)	$0	$(16,250)	$4,759	$(12,323)

172	PIMCO BOND FUNDS	See Accompanying Notes

March 31, 2021

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$352	$352
Futures	0	0	0	0	9,768	9,768
Swap Agreements	0	9	0	0	7,794	7,803

	$0	$9	$0	$0	$17,914	$17,923

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(396)	$0	$(396)
Purchased Options	0	0	0	0	349	349
Written Options	0	0	0	0	(649)	(649)
Swap Agreements	0	597	0	0	0	597

	$0	$597	$0	$(396)	$(300)	$(99)

	$0	$606	$0	$(396)	$17,614	$17,824

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2021 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2021
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$0	$824,495	$0	$824,495
Industrials	0	237,712	0	237,712
Utilities	4,499	326,769	0	331,268
Municipal Bonds & Notes
California	0	38,137	0	38,137
New York	0	1,840	0	1,840
U.S. Government Agencies	0	670,994	0	670,994
U.S. Treasury Obligations	0	178,526	0	178,526
Non-Agency Mortgage-Backed Securities	0	98,274	0	98,274
Asset-Backed Securities	0	47,153	0	47,153
Sovereign Issues	0	142,786	0	142,786
Preferred Securities
Banking & Finance	0	5,359	0	5,359

Total Investments	$4,499	$2,572,045	$0	$2,576,544

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2021
Short Sales, at Value - Liabilities
U.S. Government Agencies	$0	$(122,770)	$0	$(122,770)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	1,011	789	0	1,800
Over the counter	0	8,995	0	8,995

	$1,011	$9,784	$0	$10,795

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(232)	(145)	0	(377)
Over the counter	0	(2,689)	0	(2,689)

	$(232)	$(2,834)	$0	$(3,066)

Total Financial Derivative Instruments	$779	$6,950	$0	$7,729

Totals	$5,278	$2,456,225	$0	$2,461,503

There were no significant transfers into or out of Level 3 during the period ended March 31, 2021.

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2021	173

Notes to Financial Statements

1. ORGANIZATION

PIMCO Funds (the “Trust”) is a Massachusetts business trust established under a Declaration of Trust dated February 19, 1987, as amended and restated November 4, 2014. The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. Information presented in these financial statements pertains to the Institutional Class, I-2, I-3, Administrative Class, Class A, Class C and Class R shares of the funds (each a “Fund” and collectively, the “Funds”) indicated on the cover of this report. Pacific Investment Management Company LLC (“PIMCO”) serves as the investment adviser (the “Adviser”) for the Funds.

On November 18, 2020, the Board of Trustees approved a reduction in the holding period of an automatic conversion of the Funds’ Class C shares into Class A shares of the same Fund from ten years to eight years. The reduction in the holding period became effective on January 18, 2021, with the first conversion taking place on or about February 10, 2021 and subsequent conversions occurring monthly thereafter. Certain financial intermediaries may have different policies and procedures regarding the conversion of Class C shares to Class A shares, as described in Appendix B to the applicable Fund’s prospectus (Financial Firm-Specific Sales Charge Waivers and Discounts).

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). Each Fund is treated as an investment company under the reporting requirements of U.S. GAAP. The functional and reporting currency for the Funds is the U.S. dollar. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled beyond a standard settlement period for the security after the trade date. Realized gains (losses) from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as a Fund is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date, with the exception of securities with a forward starting effective date, where interest income is recorded on the accrual basis from effective date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation (depreciation) on investments on the Statements of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain (loss) on investments on the Statements of Operations. Paydown gains (losses) on mortgage-related and other asset-backed securities, if any, are recorded as components of interest income on the Statements of Operations. Income or short-term capital gain distributions received from registered investment companies, if any, are recorded as dividend income. Long-term capital gain distributions received from registered investment companies, if any, are recorded as realized gains.

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is probable.

(b) Foreign Currency Translation  The market values of foreign securities, currency holdings and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies, if any, are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Funds do not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized gain (loss) and net change in unrealized appreciation (depreciation) from investments on the Statements of Operations. The Funds may invest in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract. Realized foreign exchange gains (losses) arising from sales of spot foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain (loss) on foreign currency transactions on the Statements of Operations. Net unrealized foreign exchange gains (losses) arising from changes in foreign exchange rates on foreign

174	PIMCO BOND FUNDS

March 31, 2021

denominated assets and liabilities other than investments in securities held at the end of the reporting period are included in net change in unrealized appreciation (depreciation) on foreign currency assets and liabilities on the Statements of Operations.

(c) Multi-Class Operations  Each class offered by the Trust has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains (losses) are allocated daily based on the relative net assets of each class of the respective Fund. Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees. Under certain circumstances, the per share net asset value (“NAV”) of a class of the respective Fund’s shares may be different from the per share NAV of another class of shares as a result of the different daily expense accruals applicable to each class of shares.

(d) Distributions to Shareholders  The following table shows the anticipated frequency of distributions from net investment income, if any, for each Fund.

Distribution Frequency

Fund Name	Declared	Distributed

PIMCO Dynamic Bond Fund	Daily	Monthly

PIMCO Extended Duration Fund	Daily	Monthly

PIMCO GNMA and Government Securities Fund	Daily	Monthly

PIMCO Long Duration Total Return Fund	Daily	Monthly

PIMCO Long-Term U.S. Government Fund	Daily	Monthly

PIMCO Moderate Duration Fund	Daily	Monthly

PIMCO Mortgage-Backed Securities Fund	Daily	Monthly

PIMCO Mortgage Opportunities and Bond Fund	Daily	Monthly

PIMCO Strategic Bond Fund	Daily	Monthly

PIMCO Total Return Fund II	Daily	Monthly

PIMCO Total Return Fund IV	Daily	Monthly

PIMCO Total Return ESG Fund	Daily	Monthly

Net realized capital gains earned by each Fund, if any, will be distributed no less frequently than once each year.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. As a result, income distributions and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on each Fund’s annual financial statements presented under U.S. GAAP.

Separately, if a Fund determines that a portion of a distribution may be comprised of amounts from capital gains, paid in capital, or other capital sources in accordance with its policies, accounting records, and accounting practices, the Fund will notify shareholders of the estimated composition of such distribution through a Section 19 Notice. For these purposes, a Fund determines the source or sources from which a distribution is paid, to the close of the period as of which it is paid, in reference to its internal accounting records and related accounting practices. If, based on such accounting records and practices, it is determined that a particular distribution does not include capital gains or paid-in surplus or other capital sources, a Section 19 Notice generally would not be issued. It is important to note that differences exist between a Fund’s daily internal accounting records and practices, a Fund’s financial statements presented in accordance with U.S. GAAP, and recordkeeping practices under income tax regulations. For instance, a Fund’s internal accounting records and practices may take into account, among other factors, tax-related characteristics of certain sources of distributions that differ from treatment under U.S. GAAP. Examples of such differences may include, among others, the treatment of periodic payments under interest rate swap contracts. Accordingly, among other consequences, it is possible that a Fund may not issue a Section 19 Notice in situations where the Fund’s financial statements prepared later and in accordance with U.S. GAAP and/or the final tax character of those distributions might later report that the sources of those distributions included capital gains and/or a return of capital. Please visit www.pimco.com for the most recent Section 19 Notice, if applicable, for additional information regarding the estimated composition of distributions. Final determination of a distribution’s tax character will be provided to shareholders when such information is available.

Distributions classified as a tax basis return of capital at a Fund’s fiscal year end, if any, are reflected on the Statements of Changes in Net Assets and have been recorded to paid in capital on the Statements of Assets and Liabilities. In addition, other amounts have been reclassified between distributable earnings (accumulated loss) and paid in capital on the Statements of Assets and Liabilities to more appropriately conform U.S. GAAP to tax characterizations of distributions.

(e) New Accounting Pronouncements and Regulatory Updates  In March 2020, the Financial Accounting Standards Board issued an Accounting Standards Update (“ASU”), ASU 2020-04, which provides optional guidance to ease the potential accounting burden associated with transitioning away from the London Interbank Offered Rate and other reference rates that are expected to be discontinued. The ASU is effective immediately upon release of the update on March 12, 2020 through December 31, 2022. At this time, management is evaluating implications of these changes on the financial statements.

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Notes to Financial Statements	(Cont.)

In October 2020, the U.S. Securities and Exchange Commission (“SEC”) adopted a rule related to the use of derivatives, short sales, reverse repurchase agreements and certain other transactions by registered investment companies that rescinds and withdraws the guidance of the SEC and its staff regarding asset segregation and cover transactions. Subject to certain exceptions, the rule requires funds to trade derivatives and other transactions that create future payment or delivery obligations (except reverse repurchase agreements and similar financing transactions) subject to a value-at-risk leverage limit, certain derivatives risk management program and reporting requirements. The rule went into effect on February 19, 2021 and funds will have an eighteen-month transition period to comply with the rule and related reporting requirements. At this time, management is evaluating the implications of these changes on the financial statements.

In October 2020, the SEC adopted a rule regarding the ability of a fund to invest in other funds. The rule allows a fund to acquire shares of another fund in excess of certain limitations currently imposed by the Act without obtaining individual exemptive relief from the SEC, subject to certain conditions. The rule also included the rescission of certain exemptive relief from the SEC and guidance from the SEC staff for funds to invest in other funds. The rule went into effect on January 19, 2021 and funds will have a one-year transition period to comply with the rule and related reporting requirements. At this time, management is evaluating the implications of these changes on the financial statements.

In December 2020, the SEC adopted a rule addressing fair valuation of fund investments. The new rule sets forth requirements for good faith determinations of fair value as well as for the performance of fair value determinations, including related oversight and reporting obligations. The new rule also defines “readily available market quotations” for purposes of the definition of “value” under the Act, and the SEC noted that this definition would apply in all contexts under the Act. The effective date for the rule was March 8, 2021. The SEC adopted an eighteen-month transition period beginning from the effective date for both the new rule and the associated new recordkeeping requirements. At this time, management is evaluating the implications of these changes on the financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The price of a Fund’s shares is based on the Fund’s NAV. The NAV of a Fund, or each of its share classes, as applicable, is determined by dividing the total value of portfolio investments and other assets, less any liabilities attributable to that Fund or class, by the total number of shares outstanding of that Fund or class.

On each day that the New York Stock Exchange (“NYSE”) is open, Fund shares are ordinarily valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (“NYSE Close”). Information that becomes known to the Funds or their agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. If regular trading on the NYSE closes earlier than scheduled, each Fund reserves the right to either (i) calculate its NAV as of the earlier closing time or (ii) calculate its NAV as of the normally scheduled close of regular trading on the NYSE for that day. Each Fund generally does not calculate its NAV on days during which the NYSE is closed. However, if the NYSE is closed on a day it would normally be open for business, each Fund reserves the right to calculate its NAV as of the normally scheduled close of regular trading on the NYSE for that day or such other time that the Fund may determine.

For purposes of calculating NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from established market makers or prices (including evaluated prices) supplied by the Funds’ approved pricing services, quotation reporting systems and other third-party sources (together, “Pricing Services”). The Funds will normally use pricing data for domestic equity securities received shortly after the NYSE Close and do not normally take into account trading, clearances or settlements that take place after the NYSE Close. If market value pricing is used, a foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by the Adviser to be the primary exchange. A foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange. Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from Pricing Services may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Swap agreements are valued on the basis of bid quotes obtained from brokers and dealers or market-based prices supplied by

176	PIMCO BOND FUNDS

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Pricing Services. A Fund’s investments in open-end management investment companies, other than exchange-traded funds (“ETFs”), are valued at the NAVs of such investments. Open-end management investment companies may include affiliated funds.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value based on procedures established and approved by the Board of Trustees of the Trust (the “Board”). Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, a Fund may determine the fair value of investments based on information provided by Pricing Services and other third-party vendors, which may recommend fair value or adjustments with reference to other securities, indices or assets. In considering whether fair valuation is required and in determining fair values, a Fund may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the NYSE Close. A Fund may utilize modeling tools provided by third-party vendors to determine fair values of foreign (non-U.S.) securities. For these purposes, any movement in the applicable reference index or instrument (“zero trigger”) between the earlier close of the applicable foreign market and the NYSE Close may be deemed to be a significant event, prompting the application of the pricing model (effectively resulting in daily fair valuations). Foreign exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Trust is not open for business, which may result in a Fund’s portfolio investments being affected when shareholders are unable to buy or sell shares.

Senior secured floating rate loans for which an active secondary market exists to a reliable degree are valued at the mean of the last available bid/ask prices in the market for such loans, as provided by a Pricing Service. Senior secured floating rate loans for which an active secondary market does not exist to a reliable degree are valued at fair value, which is intended to approximate market value. In valuing a senior secured floating rate loan at fair value, the factors considered may include, but are not limited to, the following: (a) the creditworthiness of the borrower and any intermediate participants, (b) the terms of the loan, (c) recent prices in the market for similar loans, if any, and (d) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Services. As a result, the value of such investments and, in turn, the NAV of a Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Trust is not open for business. As a result, to the extent that a Fund holds foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Fund’s next calculated NAV.

Investments for which market quotes or market based valuations are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction. The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to the Adviser the responsibility for applying the fair valuation methods. In the event that market quotes or market based valuations are not readily available, and the security or asset cannot be valued pursuant to a Board approved valuation method, the value of the security or asset will be determined in good faith by the Board. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, indicative market quotations (“Broker Quotes”), Pricing Services’ prices), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of a Fund’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated, to the Adviser, the responsibility for monitoring significant events that may materially affect the values of a Fund’s securities or assets and for determining whether the value of the applicable securities or assets should be reevaluated in light of such significant events.

When a Fund uses fair valuation to determine the value of a portfolio security or other asset for purposes of calculating its NAV, such investments will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board or persons acting at their direction believe reflects fair value. Fair valuation may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of a Fund’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Board or persons acting at their direction would accurately reflect the price that a Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by a Fund may differ from the value that would be realized if the securities were sold. The

ANNUAL REPORT	|	MARCH 31, 2021	177

Notes to Financial Statements	(Cont.)

Funds’ use of fair valuation may also help to deter “stale price arbitrage” as discussed under the “Abusive Trading Practices” section in each Fund’s prospectus.

(b) Fair Value Hierarchy  U.S. GAAP describes fair value as the price that a Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

∎	Level 1 — Quoted prices in active markets or exchanges for identical assets and liabilities.

∎

Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

∎

Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

Assets or liabilities categorized as Level 2 or 3 as of period end have been transferred between Levels 2 and 3 since the prior period due to changes in the method utilized in valuing the investments. Transfers from Level 2 to Level 3 are a result of a change, in the normal course of business, from the use of methods used by Pricing Services (Level 2) to the use of a Broker Quote or valuation technique which utilizes significant unobservable inputs due to an absence of current or reliable market-based data (Level 3). Transfers from Level 3 to Level 2 are a result of the availability of current and reliable market-based data provided by Pricing Services or other valuation techniques which utilize significant observable inputs. In accordance with the requirements of U.S. GAAP, the amounts of transfers into and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for each respective Fund.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain

(loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers into and out of the Level 3 category during the period. The end of period value is used for the transfers between Levels of a Fund’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for each respective Fund.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1 and Level 2 trading assets and trading liabilities, at fair value  The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The Pricing Services’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options

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on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using Pricing Services that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment companies (other than ETFs) will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted.

Equity exchange-traded options and over the counter financial derivative instruments, such as forward foreign currency contracts and options contracts derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established market makers or Pricing Services (normally determined as of the NYSE Close). Depending on the product and the terms of the transaction, financial derivative instruments can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps and over the counter swaps derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. They are valued using a broker-dealer bid quotation or on market-based prices provided by Pricing Services (normally determined as of the NYSE Close). Centrally cleared swaps and over the counter swaps can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models may use inputs that are observed from actively quoted markets such as the overnight index swap rate, London Interbank Offered Rate forward rate, interest rates, yield curves and credit spreads. These securities are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair value  When a fair valuation method is applied by the Adviser that uses significant unobservable inputs, investments will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy. The valuation techniques and significant inputs used in determining the fair values of portfolio assets and liabilities categorized as Level 3 of the fair value hierarchy are as follows:

Proxy pricing procedures set the base price of a fixed income security and subsequently adjust the price proportionally to market value changes of a pre-determined security deemed to be comparable in duration, generally a U.S. Treasury or sovereign note based on country of issuance. The base price may be a broker-dealer quote, transaction price, or an internal value as derived by analysis of market data. The base price of the security may be reset on a periodic basis based on the availability of market data and procedures approved by the Valuation Oversight Committee. Significant changes in the unobservable inputs of the proxy pricing process (the base price) would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

If third-party evaluated vendor pricing is not available or not deemed to be indicative of fair value, the Adviser may elect to obtain indicative market quotations directly from the broker-dealer or passed-through Broker Quotes from a third-party vendor. In the event that fair value is based upon a single sourced Broker Quote, these securities are categorized as Level 3 of the fair value hierarchy. Broker Quotes are typically received from established market participants. Although independently received, the Adviser does not have the transparency to view the underlying inputs which support the market quotation. Significant changes in the Broker Quote would have direct and proportional changes in the fair value of the security.

Securities may be valued based on purchase prices of privately negotiated transactions. Significant changes in the unobservable inputs would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

Short-term debt instruments (such as commercial paper) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost value of such short-term debt instruments

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Notes to Financial Statements	(Cont.)

is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. These securities are categorized as Level 2 or Level 3 of the fair value hierarchy depending on the source of the base price.

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Affiliates

Each Fund may invest in the PIMCO Short Asset Portfolio and the PIMCO Short-Term Floating NAV Portfolio III (“Central Funds”) to the extent permitted by the Act and rules thereunder. The Central Funds are registered investment companies created for use solely by the series of the Trust and other series of registered investment companies advised by the Adviser, in connection with their cash management activities. The main investments of the Central Funds are money market and short maturity fixed income instruments. The Central Funds may incur expenses related to their investment activities, but do not pay Investment Advisory Fees or Supervisory and Administrative Fees to the Adviser. The Central Funds are considered to be affiliated with the Funds. A complete schedule of portfolio holdings for each affiliate fund is filed with the SEC for the first and third quarters of each fiscal year on Form N-PORT and is available at the SEC’s website at www.sec.gov. A copy of each affiliate fund’s shareholder report is also available at the SEC’s website at www.sec.gov, on the Funds’ website at www.pimco.com, or upon request, as applicable. The tables below show the Funds’ transactions in and earnings from investments in the affiliated Funds for the period ended March 31, 2021 (amounts in thousands†):

Investments in PIMCO Short Asset Portfolio

Fund Name	Market Value 03/31/2020	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 03/31/2021	Dividend Income(1)	Realized Net Capital Gain Distributions(1)

PIMCO Dynamic Bond Fund	$363,234	$4,765	$0	$0	$12,185	$380,184	$4,765	$0

PIMCO Extended Duration Fund	21,673	284	0	0	727	22,684	284	0

PIMCO Long Duration Total Return Fund	59,183	775	0	0	1,986	61,944	776	0

PIMCO Moderate Duration Fund	90,560	1,189	0	0	3,038	94,787	1,188	0

PIMCO Total Return Fund II	33,462	1,382	(5,000)	(119)	1,107	30,832	382	0

Investments in PIMCO Short-Term Floating NAV Portfolio III

Fund Name	Market Value 03/31/2020	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 03/31/2021	Dividend Income(1)	Realized Net Capital Gain Distributions(1)

PIMCO Dynamic Bond Fund	$176	$986,098	$(765,100)	$100	$(22)	$221,252	$98	$0

PIMCO Extended Duration Fund	923	436,315	(437,100)	19	1	158	15	0

PIMCO GNMA and Government Securities Fund	359,579	2,279,788	(2,423,734)	861	(152)	216,342	287	0

PIMCO Long Duration Total Return Fund	41,332	1,340,838	(1,374,900)	63	(11)	7,322	38	0

PIMCO Long-Term U.S. Government Fund	159	3,000	(3,000)	0	1	160	1	0

PIMCO Moderate Duration Fund	81,693	108,036	(177,400)	225	66	12,620	236	0

PIMCO Mortgage-Backed Securities Fund	6,976	213,725	(191,300)	42	(9)	29,434	25	0

PIMCO Mortgage Opportunities and Bond Fund	36,610	4,577,412	(4,363,100)	130	(70)	250,982	111	0

PIMCO Strategic Bond Fund	998	112,573	(71,900)	8	3	41,682	65	0

PIMCO Total Return Fund II	15,324	264,278	(274,800)	114	(17)	4,899	78	0

PIMCO Total Return Fund IV	1,421	112,037	(101,200)	6	2	12,266	37	0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)

The tax characterization of distributions is determined in accordance with Federal income tax regulations and may contain a return of capital. The actual tax characterization of distributions received is determined at the end of the fiscal year of the affiliated fund. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

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(b) Investments in Securities

The Funds may utilize the investments and strategies described below to the extent permitted by each Fund’s respective investment policies.

Bank Obligations  in which a Fund may invest include certificates of deposit, bankers’ acceptances, and fixed time deposits. Certificates of deposit are negotiable certificates issued against Funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers’ acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Fixed time deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties which vary depending upon market conditions and the remaining maturity of the obligation.

Delayed-Delivery Transactions  involve a commitment by a Fund to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery transactions are outstanding, a Fund will designate or receive as collateral liquid assets in an amount sufficient to meet the purchase price or respective obligations. When purchasing a security on a delayed-delivery basis, a Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its NAV. A Fund may dispose of or renegotiate a delayed-delivery transaction after it is entered into, which may result in a realized gain (loss). When a Fund has sold a security on a delayed-delivery basis, the Fund does not participate in future gains (losses) with respect to the security.

Inflation-Indexed Bonds  are fixed income securities whose principal value is periodically adjusted by the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statements of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury Inflation-Protected Securities. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Loans and Other Indebtedness, Loan Participations and Assignments  are direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. A Fund’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties or investments in or originations of loans by the Fund or Funds. A loan is often administered by a bank or other financial institution (the “agent”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. A Fund may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. When a Fund purchases assignments from agents it acquires direct rights against the borrowers of the loans. These loans may include participations in bridge loans, which are loans taken out by borrowers for a short period (typically less than one year) pending arrangement of more permanent financing through, for example, the issuance of bonds, frequently high yield bonds issued for the purpose of acquisitions.

The types of loans and related investments in which the Funds may invest include, among others, senior loans, subordinated loans (including second lien loans, B-Notes and mezzanine loans), whole loans, commercial real estate and other commercial loans and structured loans. The Funds may originate loans or acquire direct interests in loans through primary loan distributions and/or in private transactions. In the case of subordinated loans, there may be significant indebtedness ranking ahead of the borrower’s obligation to the holder of such a loan, including in the event of the borrower’s insolvency. Mezzanine loans are typically secured by a pledge of an equity interest in the mortgage borrower that owns the real estate rather than an interest in a mortgage.

Investments in loans may include unfunded loan commitments, which are contractual obligations for funding. Unfunded loan commitments may include revolving credit facilities, which may obligate a Fund to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full, even though a percentage of the committed amount may not be utilized by the borrower. When investing in a loan participation, a Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the agent selling the loan agreement and only upon receipt of payments by the agent from the borrower. A Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a loan. In certain circumstances, a Fund may receive a penalty fee upon the prepayment of a loan by a borrower. Fees earned or paid are recorded as a component of interest income or interest expense, respectively, on the Statements of Operations. Unfunded loan commitments are reflected as a liability on the Statements of Assets and Liabilities.

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Notes to Financial Statements	(Cont.)

Mortgage-Related and Other Asset-Backed Securities  directly or indirectly represent a participation in, or are secured by and payable from, loans on real property. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. These securities provide a monthly payment which consists of both interest and principal. Interest may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Many of the risks of investing in mortgage-related securities secured by commercial mortgage loans reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make lease payments, and the ability of a property to attract and retain tenants. These securities may be less liquid and may exhibit greater price volatility than other types of mortgage-related or other asset-backed securities. Other asset-backed securities are created from many types of assets, including, but not limited to, auto loans, accounts receivable, such as credit card receivables and hospital account receivables, home equity loans, student loans, boat loans, mobile home loans, recreational vehicle loans, manufactured housing loans, aircraft leases, computer leases and syndicated bank loans.

Collateralized Debt Obligations  (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which a Fund invests. In addition to the normal risks associated with fixed income securities discussed elsewhere in this report and each Fund’s prospectus and statement of additional information (e.g., prepayment risk, credit risk, liquidity risk, market risk, structural risk, legal risk and interest rate risk (which may be exacerbated if the interest rate payable on a structured financing changes based on multiples of changes in interest rates or inversely to changes in interest rates)), CBOs, CLOs and other CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the quality of the collateral may decline in value or default, (iii) the risk that a Fund may invest in CBOs, CLOs, or other CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Collateralized Mortgage Obligations  (“CMOs”) are debt obligations of a legal entity that are collateralized by whole mortgage loans or private mortgage bonds and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches”, with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

Stripped Mortgage-Backed Securities  (“SMBS”) are derivative multi-class mortgage securities. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. An SMBS will have one class that will receive all of the interest (the interest-only or “IO” class), while the other class will receive the entire principal (the principal-only or “PO” class). Payments received for IOs are included in interest income on the Statements of Operations. Because no principal will be received at the maturity of an IO, adjustments are made to the cost of the security on a monthly basis until maturity. These adjustments are included in interest income on the Statements of Operations. Payments received for POs are treated as reductions to the cost and par value of the securities.

Payment In-Kind Securities  may give the issuer the option at each interest payment date of making interest payments in either cash and/or additional debt securities. Those additional debt securities usually have the same terms, including maturity dates and interest rates, and associated risks as the original bonds. The daily market quotations of the original bonds may include the accrued interest (referred to as a dirty price) and require a pro rata adjustment from the unrealized appreciation (depreciation) on investments to interest receivable on the Statements of Assets and Liabilities.

Perpetual Bonds  are fixed income securities with no maturity date but pay a coupon in perpetuity (with no specified ending or maturity date). Unlike typical fixed income securities, there is no obligation for perpetual bonds to repay principal. The coupon payments, however, are mandatory. While perpetual bonds have no maturity date, they may

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have a callable date in which the perpetuity is eliminated and the issuer may return the principal received on the specified call date. Additionally, a perpetual bond may have additional features, such as interest rate increases at periodic dates or an increase as of a predetermined point in the future.

Restricted Investments  are subject to legal or contractual restrictions on resale and may generally be sold privately but may be required to be registered or exempted from such registration before being sold to the public. Private placement securities are generally considered to be restricted except for those securities traded between qualified institutional investors under the provisions of Rule 144A of the Securities Act of 1933. Disposal of restricted investments may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult to achieve. Restricted investments held by the Funds at March 31, 2021, as applicable, are disclosed in the Notes to Schedules of Investments.

Securities Issued by U.S. Government Agencies or Government-Sponsored Enterprises  are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association, are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities which do not distribute interest on a current basis and tend to be subject to a greater risk than interest-paying securities of similar maturities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

In June 2019, FNMA and FHLMC started issuing Uniform Mortgage Backed Securities in place of their current offerings of TBA-eligible securities (the “Single Security Initiative”). The Single Security Initiative seeks to support the overall liquidity of the TBA market and aligns the characteristics of FNMA and FHLMC certificates. The effects that the Single Security Initiative may have on the market for TBA and other mortgage-backed securities are uncertain.

Roll-timing strategies can be used where a Fund seeks to extend the expiration or maturity of a position, such as a TBA security on an underlying asset, by closing out the position before expiration and opening a new position with respect to substantially the same underlying asset with a later expiration date. TBA securities purchased or sold are reflected on the Statements of Assets and Liabilities as an asset or liability, respectively.

Separate Trading of Registered Interest and Principal of Securities  (“STRIPS”) are U.S. Treasury fixed income securities in which the principal is separated, or stripped, from the interest and each takes the form of zero coupon securities. A STRIP is sold at a significant discount to face value and offers no interest payments; rather, investors receive payment at maturity. Zero coupon securities do not distribute interest on a current basis and tend to be subject to greater risk than interest-paying securities.

When-Issued Transactions  are purchases or sales made on a when-issued basis. These transactions are made conditionally because a security, although authorized, has not yet been issued in the market. Transactions to purchase or sell securities on a when-issued basis involve a commitment by a Fund to purchase or sell these securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. A Fund may sell when-issued securities before they are delivered, which may result in a realized gain (loss).

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Funds may enter into the borrowings and other financing transactions described below to the extent permitted by each Fund’s respective investment policies.

The following disclosures contain information on a Fund’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by a Fund. The location of these instruments in each Fund’s financial statements is described below.

(a) Repurchase Agreements  Under the terms of a typical repurchase agreement, a Fund purchases an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and a

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Notes to Financial Statements	(Cont.)

Fund to resell, the obligation at an agreed-upon price and time. In an open maturity repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Fund or counterparty at any time. The underlying securities for all repurchase agreements are held by a Fund’s custodian or designated subcustodians under tri-party repurchase agreements and in certain instances will remain in custody with the counterparty. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Repurchase agreements, if any, including accrued interest, are included on the Statements of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statements of Operations. In periods of increased demand for collateral, a Fund may pay a fee for the receipt of collateral, which may result in interest expense to the Fund.

(b) Reverse Repurchase Agreements  In a reverse repurchase agreement, a Fund delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. In an open maturity reverse repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Fund or counterparty at any time. A Fund is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by a Fund to counterparties are reflected as a liability on the Statements of Assets and Liabilities. Interest payments made by a Fund to counterparties are recorded as a component of interest expense on the Statements of Operations. In periods of increased demand for the security, a Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund. A Fund will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under reverse repurchase agreements.

(c) Sale-Buybacks  A sale-buyback financing transaction consists of a sale of a security by a Fund to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed-upon price and date. A Fund is not entitled to receive principal and interest payments, if any, made on the security sold to the counterparty during the term of the agreement. The agreed-upon proceeds for securities to be repurchased by a Fund are reflected as a liability on the Statements of Assets and Liabilities. A Fund will recognize net income represented by the price differential between the price received for the transferred security and the agreed-upon repurchase price. This is commonly referred to as the ‘price drop’. A price drop consists of (i) the foregone interest and inflationary income adjustments, if any, a Fund would have otherwise received had the security not been sold and (ii) the negotiated financing terms between a Fund and counterparty. Foregone interest and inflationary income adjustments, if any, are recorded as components of interest income on the Statements of Operations. Interest payments based upon negotiated financing terms made by a Fund to counterparties are recorded as a component of interest expense on the Statements of Operations. In periods of increased demand for the security, a Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund. A Fund will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under sale-buyback transactions.

(d) Short Sales  Short sales are transactions in which a Fund sells a security that it may not own. A Fund may make short sales of securities to (i) offset potential declines in long positions in similar securities, (ii) to increase the flexibility of the Fund, (iii) for investment return, (iv) as part of a risk arbitrage strategy, and (v) as part of its overall portfolio management strategies involving the use of derivative instruments. When a Fund engages in a short sale, it may borrow the security sold short and deliver it to the counterparty. A Fund will ordinarily have to pay a fee or premium to borrow a security and be obligated to repay the lender of the security any dividend or interest that accrues on the security during the period of the loan. Securities sold in short sale transactions and the dividend or interest payable on such securities, if any, are reflected as payable for short sales on the Statements of Assets and Liabilities. Short sales expose a Fund to the risk that it will be required to cover its short position at a time when the security or other asset has appreciated in value, thus resulting in losses to a Fund. A short sale is “against the box” if a Fund holds in its portfolio or has the right to acquire the security sold short, or securities identical to the security sold short, at no additional cost. A Fund will be subject to additional risks to the extent that it engages in short sales that are not “against the box.” A Fund’s loss on a short sale could theoretically be unlimited in cases where a Fund is unable, for whatever reason, to close out its short position.

(e) Interfund Lending  In accordance with an exemptive order (the “Order”) from the SEC, the Funds of the Trust may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by each Fund’s investment policies and restrictions. The Funds are currently permitted to borrow under the Interfund Lending Program. A lending fund may lend in aggregate up to 15% of its current net assets at the time of the interfund loan, but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing fund may not borrow through the Interfund Lending Program or from any other source if its total outstanding borrowings

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immediately after the borrowing would be more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interfund loan rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

On March 23, 2020, the SEC issued an exemptive order (the “Temporary Order”) to provide temporary relief to the Funds of the Trust in relation to the Interfund Lending Program, and the Board has authorized the Funds to rely on the Temporary Order. With respect to interfund lending, the Temporary Order permitted, under certain conditions, a lending fund to lend in aggregate up to 25% of its current net assets at the time of the interfund loan and to make interfund loans with term limits of up to the expiration of the Temporary Order, notwithstanding the current limit of seven business days under the Order. The SEC provided notice in April 2021 that the Temporary Order would be terminated on April 30, 2021.

During the period ended March 31, 2021, the Funds did not participate in the Interfund Lending Program.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The Funds may enter into the financial derivative instruments described below to the extent permitted by each Fund’s respective investment policies.

The following disclosures contain information on how and why the Funds use financial derivative instruments, and how financial derivative instruments affect the Funds’ financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statements of Assets and Liabilities and the net realized gain (loss) and net change in unrealized appreciation (depreciation) on the Statements of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Schedules of Investments. The financial derivative instruments outstanding as of period end and the amounts of net realized gain (loss) and net change in unrealized appreciation (depreciation) on financial derivative instruments during the period, as disclosed in the Notes to Schedules of Investments, serve as indicators of the volume of financial derivative activity for the Funds.

(a) Forward Foreign Currency Contracts  may be engaged, in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of a Fund’s securities or as part of an investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily, and the change in value is recorded by a Fund as an unrealized gain (loss). Realized gains (losses) are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed and are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain (loss) reflected on the Statements of Assets and Liabilities. In addition, a Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. To mitigate such risk, cash or securities may be exchanged as collateral pursuant to the terms of the underlying contracts.

(b) Futures Contracts  are agreements to buy or sell a security or other asset for a set price on a future date and are traded on an exchange. A Fund may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by a Fund and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, a Fund is required to deposit with its futures broker an amount of cash, U.S. Government and Agency Obligations, or select sovereign debt, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and based on such movements in the price of the contracts, an appropriate payable or receivable for the change in value may be posted or collected by the Fund (“Futures Variation Margin”). Futures Variation Margins, if any, are disclosed within centrally cleared financial derivative instruments on the Statements of Assets and Liabilities. Gains (losses) are recognized but not considered realized until the contracts expire or close. Futures contracts involve, to varying degrees, risk of loss in excess of the Futures Variation Margin included within exchange traded or centrally cleared financial derivative instruments on the Statements of Assets and Liabilities.

(c) Options Contracts  may be written or purchased to enhance returns or to hedge an existing position or future investment. A Fund may write call and put options on securities and financial derivative instruments it owns or in which it may invest. Writing put options tends to increase a Fund’s exposure to the underlying instrument. Writing call options tends to decrease a Fund’s exposure to the underlying instrument.

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Notes to Financial Statements	(Cont.)

When a Fund writes a call or put, an amount equal to the premium received is recorded and subsequently marked to market to reflect the current value of the option written. These amounts are included on the Statements of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain (loss). Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. A Fund as a writer of an option has no control over whether the underlying instrument may be sold (“call”) or purchased (“put”) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk a Fund may not be able to enter into a closing transaction because of an illiquid market.

Purchasing call options tends to increase a Fund’s exposure to the underlying instrument. Purchasing put options tends to decrease a Fund’s exposure to the underlying instrument. A Fund pays a premium which is included as an asset on the Statements of Assets and Liabilities and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain (loss) when the underlying transaction is executed.

Credit Default Swaptions  may be written or purchased to hedge exposure to the credit risk of an investment without making a commitment to the underlying instrument. A credit default swaption is an option to sell or buy credit protection on a specific reference by entering into a pre-defined swap agreement by some specified date in the future.

Foreign Currency Options  may be written or purchased to be used as a short or long hedge against possible variations in foreign exchange rates or to gain exposure to foreign currencies.

Inflation-Capped Options  may be written or purchased to enhance returns or for hedging opportunities. The purpose of purchasing inflation-capped options is to protect a Fund from inflation erosion above a certain rate on a given notional exposure. A floor can be used to give downside protection to investments in inflation-linked products.

Interest Rate Swaptions  may be written or purchased to enter into a pre-defined swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, by some specified date in the future. The writer of the swaption becomes the counterparty to the swap if the buyer exercises. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise.

Options on Exchange-Traded Futures Contracts  (“Futures Option”) may be written or purchased to hedge an existing position or future investment, for speculative purposes or to manage exposure to market movements. A Futures Option is an option contract in which the underlying instrument is a single futures contract.

Options on Securities  may be written or purchased to enhance returns or to hedge an existing position or future investment. An option on a security uses a specified security as the underlying instrument for the option contract.

(d) Swap Agreements  are bilaterally negotiated agreements between a Fund and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements may be privately negotiated in the over the counter market (“OTC swaps”) or may be cleared through a third party, known as a central counterparty or derivatives clearing organization (“Centrally Cleared Swaps”). A Fund may enter into asset, credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Centrally Cleared Swaps are marked to market daily based upon valuations as determined from the underlying contract or in accordance with the requirements of the central counterparty or derivatives clearing organization. Changes in market value, if any, are reflected as a component of net change in unrealized appreciation (depreciation) on the Statements of Operations. Daily changes in valuation of centrally cleared swaps (“Swap Variation Margin”), if any, are disclosed within centrally cleared financial derivative instruments on the Statements of Assets and Liabilities. Centrally Cleared and OTC swap payments received or paid at the beginning of the measurement period are included on the Statements of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Upfront

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premiums received (paid) are initially recorded as liabilities (assets) and subsequently marked to market to reflect the current value of the swap. These upfront premiums are recorded as realized gain (loss) on the Statements of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain (loss) on the Statements of Operations. Net periodic payments received or paid by a Fund are included as part of realized gain (loss) on the Statements of Operations.

For purposes of applying certain of a Fund’s investment policies and restrictions, swap agreements, like other derivative instruments, may be valued by a Fund at market value, notional value or full exposure value. In the case of a credit default swap, in applying certain of a Fund’s investment policies and restrictions, the Funds will value the credit default swap at its notional value or its full exposure value (i.e., the sum of the notional amount for the contract plus the market value), but may value the credit default swap at market value for purposes of applying certain of a Fund’s other investment policies and restrictions. For example, a Fund may value credit default swaps at full exposure value for purposes of a Fund’s credit quality guidelines (if any) because such value in general better reflects a Fund’s actual economic exposure during the term of the credit default swap agreement. As a result, a Fund may, at times, have notional exposure to an asset class (before netting) that is greater or lesser than the stated limit or restriction noted in a Fund’s prospectus. In this context, both the notional amount and the market value may be positive or negative depending on whether a Fund is selling or buying protection through the credit default swap. The manner in which certain securities or other instruments are valued by a Fund for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

Entering into swap agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates or the values of the asset upon which the swap is based.

A Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk may be mitigated by having a master netting arrangement between a Fund and the counterparty and by the posting of collateral to a Fund to cover a Fund’s exposure to the counterparty.

To the extent a Fund has a policy to limit the net amount owed to or to be received from a single counterparty under existing swap agreements, such limitation only applies to counterparties to OTC swaps and does not apply to centrally cleared swaps where the counterparty is a central counterparty or derivatives clearing organization.

Credit Default Swap Agreements  on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues are entered into to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where a Fund owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event that the referenced entity, obligation or index, as specified in the swap agreement, undergoes a certain credit event. As a seller of protection on credit default swap agreements, a Fund will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, a Fund would effectively add leverage to its portfolio because, in addition to its total net assets, a Fund would be subject to investment exposure on the notional amount of the swap.

If a Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If a Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value. The ability to deliver other obligations may result in a cheapest-to-deliver

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Notes to Financial Statements	(Cont.)

option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event).

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. A Fund may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are instruments for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues as of period end, if any, are disclosed in the Notes to Schedules of Investments. They serve as an indicator of the current status of payment/performance risk and represent the likelihood or risk of default for the reference entity. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that a Fund as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of period end for which a Fund is the seller of protection are disclosed in the Notes to Schedules of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by a Fund for the same referenced entity or entities.

Interest Rate Swap Agreements  may be entered into to help hedge against interest rate risk exposure and to maintain a Fund’s ability to generate income at prevailing market rates. The value of the fixed rate bonds that the Funds hold may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, a Fund may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by a Fund with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the buyer pays an upfront fee in consideration for the right to early terminate the swap transaction in whole, at zero cost and at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets.

Total Return Swap Agreements  are entered into to gain or mitigate exposure to the underlying reference asset. Total return swap agreements involve commitments where single or multiple cash flows are exchanged based on the price of an underlying reference asset and on a fixed or variable interest rate. Total return swap agreements may involve commitments to pay interest in exchange for a market-linked return. One counterparty pays out the total return of a specific underlying reference asset, which may include a single security, a basket of securities, or an index, and in return receives a fixed or

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variable rate. At the maturity date, a net cash flow is exchanged where the total return is equivalent to the return of the underlying reference asset less a financing rate, if any. As a receiver, a Fund would receive payments based on any net positive total return and would owe payments in the event of a net negative total return. As the payer, a Fund would owe payments on any net positive total return, and would receive payments in the event of a net negative total return.

7. PRINCIPAL AND OTHER RISKS

(a) Principal Risks

The principal risks of investing in a Fund, which could adversely affect its net asset value, yield and total return, are listed below.

Risks	PIMCO Dynamic Bond Fund	PIMCO Extended Duration Fund	PIMCO GNMA and Government Securities Fund	PIMCO Long Duration Total Return Fund	PIMCO Long-Term U.S. Government Fund	PIMCO Moderate Duration Fund	PIMCO Mortgage- Backed Securities Fund	PIMCO Mortgage Opportunities and Bond Fund	PIMCO Strategic Bond Fund	PIMCO Total Return Fund II	PIMCO Total Return Fund IV	PIMCO Total Return ESG Fund

Interest Rate	X	X	X	X	X	X	X	X	X	X	X	X

Call	X	X	X	X	X	X	X	X	X	X	X	X

Credit	X	X	X	X	X	X	X	X	X	X	X	X

High Yield	X	X	—	X	—	X	—	X	X	—	—	X

Market	X	X	X	X	X	X	X	X	X	X	X	X

Issuer	X	X	X	X	X	X	X	X	X	X	X	X

Liquidity	X	X	X	X	—	X	X	X	X	X	X	X

Derivatives	X	X	X	X	X	X	X	X	X	X	X	X

Equity	X	X	X	X	X	X	X	X	X	X	X	X

Mortgage-Related and Other Asset-Backed Securities	X	X	X	X	X	X	X	X	X	X	X	X

Extension	—	—	—	—	—	—	—	X	—	—	—	—

Prepayment	—	—	—	—	—	—	—	X	—	—	—	—

Privately Issued Mortgage-Related Securities	—	—	—	—	—	—	—	X	—	—	—	—

Foreign (Non-U.S.) Investment	X	X	X	X	—	X	X	—	X	—	X	X

Real Estate	—	—	—	—	—	—	—	X	—	—	—	—

Emerging Markets	X	X	X	X	—	X	X	—	X	—	X	X

Sovereign Debt	X	X	—	X	—	X	—	—	X	—	X	X

Currency	X	X	—	X	—	X	—	—	X	—	—	X

Leveraging	X	X	X	X	X	X	X	X	X	X	X	X

Management	X	X	X	X	X	X	X	X	X	X	X	X

Short Exposure	X	X	X	X	X	X	X	X	X	X	X	X

Tax-Efficient Investing	—	—	—	—	—	—	—	—	X	—	—	—

Convertible Securities	—	—	—	—	—	—	—	X	—	—	X	—

Distribution Rate	—	—	—	—	—	—	—	X	—	—	—	—

Environmental, Social and Governance Investing	—	—	—	—	—	—	—	—	—	—	—	X

LIBOR Transition	X	X	X	X	X	X	X	X	X	X	X	X

Please see “Description of Principal Risks” in a Fund’s prospectus for a more detailed description of the risks of investing in a Fund.

Interest Rate Risk  is the risk that fixed income securities will decline in value because of an increase in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration.

Call Risk  is the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer’s credit quality). If an issuer calls a security that a Fund has invested in, the Fund may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features.

Credit Risk  is the risk that a Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to meet its financial obligations.

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Notes to Financial Statements	(Cont.)

High Yield Risk  is the risk that high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) are subject to greater levels of credit, call and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments, and may be more volatile than higher-rated securities of similar maturity.

Market Risk  is the risk that the value of securities owned by a Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries.

Issuer Risk  is the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

Liquidity Risk  is the risk that a particular investment may be difficult to purchase or sell and that a Fund may be unable to sell illiquid investments at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income funds may be higher than normal, causing increased supply in the market due to selling activity.

Derivatives Risk  is the risk of investing in derivative instruments (such as futures, swaps and structured securities), including leverage, liquidity, interest rate, market, credit and management risks, and valuation complexity. Changes in the value of a derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and a Fund could lose more than the initial amount invested. A Fund’s use of derivatives may result in losses to the Fund, a reduction in the Fund’s returns and/or increased volatility. Over-the-counter (“OTC”) derivatives are also subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally-cleared derivative transactions might not be available for OTC derivatives. The primary credit risk on derivatives that are exchange-traded or traded through a central clearing counterparty resides with a Fund’s clearing broker, or the clearinghouse. Changes in regulation relating to a mutual fund’s use of derivatives and related instruments could potentially limit or impact a Fund’s ability to invest in derivatives, limit a Fund’s ability to employ certain strategies that use derivatives and/or adversely affect the value of derivatives and a Fund’s performance.

Equity Risk  is the risk that the value of equity securities, such as common stocks and preferred securities, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities.

Mortgage-Related and Other Asset-Backed Securities Risk  is the risk of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk, prepayment risk and credit risk.

Extension Risk  is the risk that, in periods of rising interest rates, issuers of mortgage-related and other asset-backed securities may pay principal later than expected, which may reduce the value of a Fund’s investment in such securities and may prevent a Fund from receiving higher interest rates on proceeds reinvested.

Prepayment Risk  is the risk that, in periods of declining interest rates, issuers of mortgage-related and other asset-backed securities may pay principal more quickly than expected, which results in a Fund foregoing future interest income on the portion of the principal repaid early and may result in a Fund being forced to reinvest investment proceeds at lower interest rates.

Privately Issued Mortgage-Related Securities Risk  is the risk of nonpayment because there are no direct or indirect government or agency guarantees of payments in the pools created by non-governmental issuers.

Foreign (Non-U.S.) Investment Risk  is the risk that investing in foreign (non-U.S.) securities may result in a Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, increased risk of delayed settlement of portfolio transactions or loss of certificates of portfolio securities, and the risk of unfavorable foreign government actions, including nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers.

Real Estate Risk  is the risk that a Fund’s investments in Real Estate Investment Trusts (“REITs”) or real estate-linked derivative instruments will subject the Fund to risks similar to those associated with direct ownership of real estate, including losses from casualty or condemnation, and changes in local and general economic conditions, supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes and operating expenses. A Fund’s investments in REITs or real estate-linked derivative instruments subject it to management and tax risks. In addition, privately traded REITs subject a Fund to liquidity and valuation risk.

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Emerging Markets Risk  is the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk.

Sovereign Debt Risk  is the risk that investments in fixed income instruments issued by sovereign entities may decline in value as a result of default or other adverse credit event resulting from an issuer’s inability or unwillingness to make principal or interest payments in a timely fashion.

Currency Risk  is the risk that foreign (non-U.S.) currencies will change in value relative to the U.S. dollar and affect a Fund’s investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies.

Leveraging Risk  is the risk that certain transactions of a Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing a Fund to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss.

Management Risk  is the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that actual or potential conflicts of interest, legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing a Fund and may cause PIMCO to restrict or prohibit participation in certain investments. There is no guarantee that the investment objective of a Fund will be achieved.

Short Exposure Risk  is the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale will not fulfill its contractual obligations, causing a loss to a Fund.

Tax-Efficient Investing Risk  is the risk that investment strategies intended to manage capital gain distributions may not succeed, and that such strategies may reduce investment returns or result in investment losses.

Convertible Securities Risk  is the risk that arises when convertible securities share both fixed income and equity characteristics. Convertible securities are subject to risks to which fixed income and equity investments are subject. These risks include equity risk, interest rate risk and credit risk.

Distribution Rate Risk  is the risk that a Fund’s distribution rate may change unexpectedly as a result of numerous factors, including changes in realized and projected market returns, fluctuations in market interest rates, Fund performance and other factors.

Environmental, Social and Governance Investing Risk  is the risk that, because a Fund’s ESG strategy may select or exclude securities of certain issuers for reasons other than performance, the Fund’s performance will differ from funds that do not utilize an ESG investing strategy. ESG investing is qualitative and subjective by nature, and there is no guarantee that the factors utilized by PIMCO or any judgment exercised by PIMCO will reflect the opinions of any particular investor.

LIBOR Transition Risk  is the risk related to the anticipated discontinuation of the London Interbank Offered Rate (“LIBOR”) by the end of 2021. Certain instruments held by a Fund rely in some fashion upon LIBOR. Although the transition process away from LIBOR has become increasingly well-defined in advance of the anticipated discontinuation date, there remains uncertainty regarding the nature of any replacement rate, and any potential effects of the transition away from LIBOR on a Fund or on certain instruments in which a Fund invests can be difficult to ascertain. The transition process may involve, among other things, increased volatility or illiquidity in markets for instruments that currently rely on LIBOR and may result in a reduction in value of certain instruments held by a Fund.

(b) Other Risks

In general, a Fund may be subject to additional risks, including, but not limited to, risks related to government regulation and intervention in financial markets, operational risks, risks associated with financial, economic and global market disruptions, and cybersecurity risks. Please see a Fund’s prospectus and Statement of Additional Information for a more detailed description of the risks of investing in a Fund. Please see the Important Information section of this report for additional discussion of certain regulatory and market developments that may impact a Fund’s performance.

Market Disruption Risk  A Fund is subject to investment and operational risks associated with financial, economic and other global market developments and disruptions, including those arising from war, terrorism, market manipulation, government interventions, defaults and shutdowns, political changes or diplomatic developments, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics) and natural/environmental disasters, which can all negatively impact the securities markets and cause a Fund to lose value. These events can also impair the technology and other operational systems upon which a Fund’s service providers, including PIMCO as a Fund’s investment adviser, rely, and could otherwise disrupt a Fund’s service providers’ ability to fulfill their obligations to a Fund. For example, the recent spread of an infectious respiratory illness caused by a novel strain of coronavirus (known as COVID-19) has caused volatility, severe market dislocations and liquidity constraints in

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Notes to Financial Statements	(Cont.)

many markets, including markets for the securities a Fund holds, and may adversely affect a Fund’s investments and operations. Please see the Important Information section for additional discussion of the COVID-19 pandemic.

Government Intervention in Financial Markets  Federal, state, and other governments, their regulatory agencies, or self-regulatory organizations may take actions that affect the regulation of the instruments in which a Fund invests, or the issuers of such instruments, in ways that are unforeseeable. Legislation or regulation may also change the way in which a Fund itself is regulated. Such legislation or regulation could limit or preclude a Fund’s ability to achieve its investment objective. Furthermore, volatile financial markets can expose a Fund to greater market and liquidity risk and potential difficulty in valuing portfolio instruments held by the Fund. The value of a Fund’s holdings is also generally subject to the risk of future local, national, or global economic disturbances based on unknown weaknesses in the markets in which a Fund invests. In addition, it is not certain that the U.S. Government will intervene in response to a future market disturbance and the effect of any such future intervention cannot be predicted. It is difficult for issuers to prepare for the impact of future financial downturns, although companies can seek to identify and manage future uncertainties through risk management programs.

Regulatory Risk  Financial entities, such as investment companies and investment advisers, are generally subject to extensive government regulation and intervention. Government regulation and/or intervention may change the way a Fund is regulated, affect the expenses incurred directly by a Fund and the value of its investments, and limit and/or preclude a Fund’s ability to achieve its investment objective. Government regulation may change frequently and may have significant adverse consequences. Moreover, government regulation may have unpredictable and unintended effects.

Operational Risk  An investment in a Fund, like any fund, can involve operational risks arising from factors such as processing errors, human errors, inadequate or failed internal or external processes, failures in systems and technology, changes in personnel and errors caused by third-party service providers. The occurrence of any of these failures, errors or breaches could result in a loss of information, regulatory scrutiny, reputational damage or other events, any of which could have a material adverse effect on a Fund. While a Fund seeks to minimize such events through controls and oversight, there may still be failures that could cause losses to the Fund.

Cyber Security Risk  As the use of technology has become more prevalent in the course of business, the Funds have become potentially more susceptible to operational and information security risks resulting from breaches in cyber security. A breach in cyber security refers to both intentional and unintentional cyber events that may, among other things, cause a Fund to lose proprietary information, suffer data corruption and/or destruction or lose operational capacity, result in the unauthorized release or other misuse of confidential information, or otherwise disrupt normal business operations. Cyber security failures or breaches may result in financial losses to a Fund and its shareholders. These failures or breaches may also result in disruptions to business operations, potentially resulting in financial losses; interference with a Fund’s ability to calculate its net asset value, process shareholder transactions or otherwise transact business with shareholders; impediments to trading; violations of applicable privacy and other laws; regulatory fines; penalties; reputational damage; reimbursement or other compensation costs; additional compliance and cyber security risk management costs and other adverse consequences. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future.

8. MASTER NETTING ARRANGEMENTS

A Fund may be subject to various netting arrangements (“Master Agreements”) with select counterparties. Master Agreements govern the terms of certain transactions, and are intended to reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that is intended to improve legal certainty. Each type of Master Agreement governs certain types of transactions. Different types of transactions may be traded out of different legal entities or affiliates of a particular organization, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow a Fund to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single Master Agreement with a counterparty. For financial reporting purposes the Statements of Assets and Liabilities generally present derivative assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under most Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other securities may be used depending on the terms outlined in the applicable Master Agreement. Securities and cash pledged as collateral are reflected as assets on the Statements of Assets and Liabilities as

192	PIMCO BOND FUNDS

March 31, 2021

either a component of Investments at value (securities) or Deposits with counterparty. Cash collateral received is not typically held in a segregated account and as such is reflected as a liability on the Statements of Assets and Liabilities as Deposits from counterparty. The market value of any securities received as collateral is not reflected as a component of NAV. A Fund’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and certain sale-buyback transactions between a Fund and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedules of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern certain forward settling transactions, such as TBA securities, delayed-delivery or certain sale-buyback transactions by and between a Fund and select counterparties. The Master Forward Agreements maintain provisions for, among other things, transaction initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Schedules of Investments.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Such transactions require posting of initial margin as determined by each relevant clearing agency which is segregated in an account at a futures commission merchant (“FCM”) registered with the Commodity Futures Trading Commission. In the United States, counterparty risk may be reduced as creditors of an FCM cannot have a claim to Fund assets in the segregated account. Portability of exposure reduces risk to the Funds. Variation margin, or changes in market value, are generally exchanged daily, but may not be netted between futures and cleared OTC derivatives unless the parties have agreed to a separate arrangement in respect of portfolio margining. The market value or accumulated unrealized appreciation (depreciation), initial margin posted, and any unsettled variation margin as of period end are disclosed in the Notes to Schedules of Investments.

Prime Broker Arrangements may be entered into to facilitate execution and/or clearing of listed equity option transactions or short sales of equity securities between a Fund and selected counterparties. The arrangements provide guidelines surrounding the rights, obligations, and other events, including, but not limited to, margin, execution, and settlement. These agreements maintain provisions for, among other things, payments, maintenance of collateral, events of default, and termination. Margin and other assets delivered as collateral are typically in the possession of the prime broker and would offset any obligations due to the prime broker. The market values of listed options and securities sold short and related collateral are disclosed in the Notes to Schedules of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern bilateral OTC derivative transactions entered into by a Fund with select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral posting and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. The ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level or as required by regulation. Similarly, if required by regulation, the Funds may be required to post additional collateral beyond coverage of daily exposure. These amounts, if any, may (or if required by law, will) be segregated with a third-party custodian. To the extent the Funds are required by regulation to post additional collateral beyond coverage of daily exposure, it could potentially incur costs, including in procuring eligible assets to meet collateral requirements, associated with such posting. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Schedules of Investments.

ANNUAL REPORT	|	MARCH 31, 2021	193

Notes to Financial Statements	(Cont.)

9. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from each Fund at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate as noted in the table in note (b) below.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs.

The Investment Advisory Fees and Supervisory and Administrative Fees for all classes, as applicable, are charged at the annual rate as noted in the following table (calculated as a percentage of each Fund’s average daily net assets attributable to each class):

	Investment Advisory Fee	Supervisory and Administrative Fee
Fund Name	All Classes	Institutional Class	I-2	I-3		Administrative Class	Class A		Class C	Class R
PIMCO Dynamic Bond Fund	0.55%	0.25%	0.35%	0.45%	(1)	N/A	0.40%		0.40%	0.40%
PIMCO Extended Duration Fund	0.25%	0.25%	0.35%	N/A		N/A	0.40%	*	N/A	N/A
PIMCO GNMA and Government Securities Fund	0.25%	0.25%	0.35%	0.45%	(1)	N/A	0.40%		0.40%	N/A
PIMCO Long Duration Total Return Fund	0.25%	0.25%	0.35%	N/A		N/A	0.40%		0.40%	N/A
PIMCO Long-Term U.S. Government Fund	0.225%	0.25%	0.35%	0.45%	(1)*	0.25%	0.35%		0.35%	N/A
PIMCO Moderate Duration Fund	0.25%	0.21%	0.31%	N/A		N/A	N/A		N/A	N/A
PIMCO Mortgage-Backed Securities Fund	0.25%	0.25%	0.35%	0.45%	(1)	N/A	0.40%		0.40%	N/A
PIMCO Mortgage Opportunities and Bond Fund	0.35%	0.25%	0.35%	0.45%	(1)	N/A	0.40%		0.40%	N/A
PIMCO Strategic Bond Fund(2)	0.25%	0.30%	0.40%	N/A		N/A	0.45%		0.45%	N/A
PIMCO Total Return Fund II	0.25%	0.25%	0.35%	N/A		0.25%	N/A		N/A	N/A
PIMCO Total Return Fund IV	0.25%	0.25%	N/A	N/A		N/A	0.35%		N/A	N/A
PIMCO Total Return ESG Fund	0.25%	0.25%	0.35%	0.45%	(1)*	0.25%	0.40%		0.40%	N/A

(1)	PIMCO has contractually agreed, through July 31, 2021, to waive its supervisory and administrative fee for I-3 shares by 0.05% of the average daily net assets attributable to I-3 shares of the Fund.
(2)

PIMCO has contractually agreed, through July 31, 2021, to waive its supervisory and administrative fee for each share class of the Fund by 0.05% of the average daily net assets attributable to the applicable class of the Fund.

*	This particular share class has been registered with the SEC, but has not yet launched.

(c) Distribution and Servicing Fees  PIMCO Investments LLC, a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares.

The Trust has adopted separate Distribution and Servicing Plans with respect to the Class A, Class C and Class R shares of the Trust pursuant to Rule 12b-1 under the Act. In connection with the distribution of Class C and Class R shares of the Trust, the Distributor receives distribution fees from the Trust of up to 0.75% for Class C shares and 0.25% for Class R shares, and in connection with personal services rendered to Class A, Class C and Class R shareholders and the maintenance of such shareholder accounts, the Distributor receives servicing fees from the Trust of up to 0.25% for each of Class A, Class C and Class R shares (percentages reflect annual rates of the average daily net assets attributable to the applicable class).

The Trust has adopted a Distribution and Servicing Plan with respect to the Administrative Class shares of each Fund pursuant to Rule 12b-1 under the Act (the “Administrative Class Plan”). Under the terms of the Administrative Class Plan, a Fund may compensate the Distributor for providing, or procuring through financial intermediaries, distribution, administrative, recordkeeping, shareholder and/or related services with respect to Administrative Class shares. The Administrative Class Plan permits a Fund to make total payments at an annual rate of up to 0.25% of the average daily net assets attributable to the Administrative Class shares.

The Trust paid distribution and servicing fees at effective rates as noted in the following table (calculated as a percentage of each Fund’s average daily net assets attributable to each class):

	Allowable Rate

	Distribution Fee	Servicing Fee
Class A

All Funds	—	0.25%
Class C

All Funds	0.75%	0.25%
Class R

PIMCO Dynamic Bond Fund	0.25%	0.25%

	Distribution and/or Servicing Fee
Administrative Class

All Funds	0.25%

194	PIMCO BOND FUNDS

March 31, 2021

The Distributor also received the proceeds of the initial sales charges paid by the shareholders upon the purchase of Class A shares, except for the PIMCO Short Asset Investment Fund, and the contingent deferred sales charges paid by the shareholders upon certain redemptions of Class A and Class C shares, except for the PIMCO Government Money Market Fund and the PIMCO Short Asset Investment Fund. For the period ended March 31, 2021, the Distributor retained $5,518,745 representing commissions (sales charges) and contingent deferred sales charges from the Trust.

(d) Fund Expenses  PIMCO provides or procures supervisory and administrative services for shareholders and also bears the costs of various third-party services required by the Funds, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Trust is responsible for the following expenses: (i) taxes and governmental fees; (ii) brokerage fees and commissions and other portfolio transaction expenses; (iii) the costs of borrowing money, including interest expenses; (iv) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit (except the PIMCO All Asset and PIMCO All Asset All Authority Funds); (v) extraordinary expense, including costs of litigation and indemnification expenses; (vi) organizational expenses; and (vii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multi-Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual fund operating expenses per share class.

The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

(e) Expense Limitation  Pursuant to the Expense Limitation Agreement, PIMCO has agreed to waive a portion of the Funds’ Supervisory and Administrative Fee, or reimburse each Fund, to the extent that each Fund’s organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata share of Trustee Fees exceed 0.0049%, the “Expense Limit” (calculated as a percentage of each Fund’s average daily net assets attributable to each class). The Expense Limitation Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term.

Pursuant to a Fee Waiver Agreement, PIMCO has contractually agreed, through July 31, 2021, to reduce its supervisory and administrative fee for each share class of the PIMCO Strategic Bond Fund by 0.05% of the average daily net assets attributable to the applicable class of the Fund. This Fee Waiver Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term.

Prior to July 31, 2019, PIMCO had contractually agreed to reduce its Investment Advisory Fee for the PIMCO Dynamic Bond Fund. In any month in which the supervision and administration agreement is in effect, PIMCO is entitled to reimbursement by each Fund of any portion of the supervisory and administrative fee waived or reimbursed pursuant to the Expense Limitation Agreement (the “Reimbursement Amount”) during the previous thirty-six months from the date of the waiver, provided that such amount paid to PIMCO will not: i) together with any organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata Trustee fees, exceed, for such month, the Expense Limit (or the amount of the expense limit in place at the time the amount being recouped was originally waived if lower than the Expense Limit); ii) exceed the total Reimbursement Amount; or iii) include any amounts previously reimbursed to PIMCO. In addition, in any month in which the supervision and administration agreement is in effect, PIMCO is entitled to reimbursement by the PIMCO Strategic Bond Fund of any portion of the supervisory and administrative fee waived pursuant to the Fee Waiver Agreement (the “SB Reimbursement Amount”) during the previous thirty-six months, provided that such amount paid to PIMCO will not: i) together with any recoupment of organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata Trustee fees or supervisory and administrative fee pursuant to the Expense Limitation Agreement, exceed the Expense Limit; ii) exceed the total SB Reimbursement Amount; or iii) include any amounts previously reimbursed to PIMCO. The total recoverable amounts to PIMCO at March 31, 2021, were as follows (amounts in thousands†):

	Expiring Within

Fund Name	12 months	13-24 months	25-36 months	Total

PIMCO Dynamic Bond Fund	$0	$128	$20	$148

PIMCO Strategic Bond Fund	30	80	61	171

†	A zero balance may reflect actual amounts rounding to less than one thousand.

ANNUAL REPORT	|	MARCH 31, 2021	195

Notes to Financial Statements	(Cont.)

Pursuant to a Supervisory and Administrative Fee Waiver Agreement, PIMCO has contractually agreed, through July 31, 2021, to reduce its supervisory and administrative fee for I-3 shares by 0.05% of the average daily net assets attributable to I-3 shares of each of the PIMCO Dynamic Bond Fund, PIMCO GNMA and Government Securities Fund, PIMCO Long-Term U.S. Government Fund, PIMCO Mortgage-Backed Securities Fund, PIMCO Mortgage Opportunities and Bond Fund and PIMCO Total Return ESG Fund. This Supervisory and Administrative Fee Waiver Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term.

The waivers are reflected on the Statements of Operations as a component of Waiver and/or Reimbursement by PIMCO. For the period ended March 31, 2021, the Funds below waived the following fees (amounts in thousands†):

Fund Name	Waived Fees

PIMCO Dynamic Bond Fund	$23

PIMCO GNMA and Government Securities Fund	4

PIMCO Mortgage-Backed Securities Fund	1

PIMCO Mortgage Opportunities and Bond Fund	19

PIMCO Strategic Bond Fund	61

†	A zero balance may reflect actual amounts rounding to less than one thousand.

10. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees paid to these parties are disclosed in Note 9, Fees and Expenses, and the accrued related party fee amounts are disclosed on the Statements of Assets and Liabilities.

Certain Funds are permitted to purchase or sell securities from or to certain related affiliated funds under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by the Funds from or to another fund or portfolio that are, or could be, considered an affiliate, or an affiliate of an affiliate, by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 under the Act. Further, as defined under the procedures, each transaction is effected at the current market price. Purchases and sales of securities pursuant to Rule 17a-7 under the Act for the period ended March 31, 2021, were as follows (amounts in thousands†):

Fund Name	Purchases	Sales

PIMCO Dynamic Bond Fund	$4,327	$9,313

PIMCO GNMA and Government Securities Fund	75	0

PIMCO Long Duration Total Return Fund	9,069	103,282

PIMCO Moderate Duration Fund	73,293	99,913

PIMCO Mortgage-Backed Securities Fund	24	0

PIMCO Mortgage Opportunities and Bond Fund	797	0

PIMCO Strategic Bond Fund	297	1,034

PIMCO Total Return Fund II	34,339	47,401

PIMCO Total Return Fund IV	4,569	21,448

PIMCO Total Return ESG Fund	63,539	122,693

†	A zero balance may reflect actual amounts rounding to less than one thousand.

11. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee or officer of the Trust is indemnified and each employee or other agent of the Trust (including the Trust’s investment manager) may be indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts.

12. PURCHASES AND SALES OF SECURITIES

The length of time a Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Fund is known as “portfolio turnover.” Each Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover may involve correspondingly greater transaction costs, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities, which are borne by the Fund. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates when distributed to shareholders). The transaction costs associated with portfolio turnover may adversely affect a Fund’s performance. The portfolio turnover rates are reported in the Financial Highlights.

196	PIMCO BOND FUNDS

March 31, 2021

Purchases and sales of securities (excluding short-term investments) for the period ended March 31, 2021, were as follows (amounts in thousands†):

	U.S. Government/Agency		All Other

Fund Name	Purchases	Sales	Purchases	Sales

PIMCO Dynamic Bond Fund	$17,988,315	$18,410,612	$559,674	$382,126

PIMCO Extended Duration Fund	5,404,515	5,997,039	49,590	48,017

PIMCO GNMA and Government Securities Fund	41,718,458	40,144,958	106,519	4,059

PIMCO Long Duration Total Return Fund	9,712,664	10,588,837	967,278	1,025,611

PIMCO Long-Term U.S. Government Fund	3,946,076	3,714,134	5,303	45,020

PIMCO Moderate Duration Fund	3,325,107	3,849,204	462,969	438,263

PIMCO Mortgage-Backed Securities Fund	2,957,908	2,941,138	25,027	3,358

PIMCO Mortgage Opportunities and Bond Fund	129,155,426	128,608,511	1,307,840	249,948

PIMCO Strategic Bond Fund	397,590	463,290	24,979	20,993

PIMCO Total Return Fund II	3,008,579	3,206,583	162,376	152,820

PIMCO Total Return Fund IV	2,125,734	2,230,662	88,469	102,564

PIMCO Total Return ESG Fund	6,958,722	7,142,566	1,062,000	371,276

†	A zero balance may reflect actual amounts rounding to less than one thousand.

13. SHARES OF BENEFICIAL INTEREST

The Trust may issue an unlimited number of shares of beneficial interest with a $0.01 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands†):

	PIMCO Dynamic Bond Fund				PIMCO Extended Duration Fund

	Year Ended 03/31/2021		Year Ended 03/31/2020		Year Ended 03/31/2021		Year Ended 03/31/2020

	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Receipts for shares sold

Institutional Class	94,258	$1,015,433	97,457	$1,043,039	170,750	$1,715,834	48,459	$418,916

I-2	11,802	126,100	29,187	313,668	5,748	59,656	7,617	71,141

I-3	659	7,020	168	1,790	N/A	N/A	N/A	N/A

Administrative Class	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Class A	7,733	82,872	6,445	69,209	N/A	N/A	N/A	N/A

Class C	521	5,605	437	4,675	N/A	N/A	N/A	N/A

Class R	211	2,264	104	1,102	N/A	N/A	N/A	N/A
Issued as reinvestment of distributions

Institutional Class	8,155	87,336	14,687	156,385	20,458	181,802	3,748	33,666

I-2	710	7,606	1,524	16,239	922	8,149	181	1,607

I-3	19	202	17	176	N/A	N/A	N/A	N/A

Administrative Class	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Class A	556	5,955	951	10,125	N/A	N/A	N/A	N/A

Class C	98	1,044	317	3,376	N/A	N/A	N/A	N/A

Class R	13	136	26	273	N/A	N/A	N/A	N/A
Cost of shares redeemed

Institutional Class	(79,683)	(837,549)	(114,652)	(1,205,426)	(168,433)	(1,829,649)	(77,742)	(749,613)

I-2	(14,003)	(148,041)	(41,101)	(435,408)	(7,117)	(71,829)	(13,017)	(119,974)

I-3	(412)	(4,408)	(175)	(1,864)	N/A	N/A	N/A	N/A

Administrative Class	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Class A	(5,437)	(57,955)	(9,560)	(101,911)	N/A	N/A	N/A	N/A

Class C	(5,557)	(59,392)	(6,803)	(72,928)	N/A	N/A	N/A	N/A

Class R	(175)	(1,861)	(253)	(2,607)	N/A	N/A	N/A	N/A

Net increase (decrease) resulting from Fund share transactions	19,468	$232,367	(21,224)	$(200,087)	22,328	$63,963	(30,754)	$(344,257)

ANNUAL REPORT	|	MARCH 31, 2021	197

Notes to Financial Statements	(Cont.)

	PIMCO GNMA and Government Securities Fund				PIMCO Long Duration Total Return Fund

	Year Ended 03/31/2021		Year Ended 03/31/2020		Year Ended 03/31/2021		Year Ended 03/31/2020

	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Receipts for shares sold

Institutional Class	65,175	$744,205	44,722	$496,391	133,202	$1,514,536	48,820	$547,142

I-2	81,722	932,844	52,975	586,254	8,090	91,711	5,694	64,587

I-3	680	7,753	669	7,456	N/A	N/A	N/A	N/A

Administrative Class	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Class A	26,303	300,359	13,638	150,902	5,187	59,951	3,600	40,898

Class C	2,265	25,835	2,722	30,220	257	3,044	129	1,467

Class R	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Issued as reinvestment of distributions

Institutional Class	1,429	16,324	1,005	11,167	36,320	404,111	31,775	350,297

I-2	1,000	11,424	460	5,110	1,025	11,364	498	5,489

I-3	15	166	3	31	N/A	N/A	N/A	N/A

Administrative Class	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Class A	435	4,966	517	5,737	563	6,284	286	3,154

Class C	39	449	64	710	38	423	11	121

Class R	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Cost of shares redeemed

Institutional Class	(46,931)	(535,736)	(15,655)	(174,110)	(148,652)	(1,707,356)	(135,833)	(1,535,282)

I-2	(57,446)	(655,926)	(11,466)	(127,521)	(3,845)	(42,978)	(4,458)	(49,953)

I-3	(991)	(11,292)	(139)	(1,541)	N/A	N/A	N/A	N/A

Administrative Class	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Class A	(19,336)	(220,633)	(10,060)	(111,322)	(5,827)	(67,120)	(1,566)	(17,419)

Class C	(3,828)	(43,718)	(1,726)	(19,088)	(93)	(1,008)	(34)	(368)

Class R	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Net increase (decrease) resulting from Fund share transactions	50,531	$577,020	77,729	$860,396	26,265	$272,962	(51,078)	$(589,867)

198	PIMCO BOND FUNDS

March 31, 2021

PIMCO Long-Term U.S. Government Fund				PIMCO Moderate Duration Fund				PIMCO Mortgage-Backed Securities Fund

Year Ended 03/31/2021		Year Ended 03/31/2020		Year Ended 03/31/2021		Year Ended 03/31/2020		Year Ended 03/31/2021		Year Ended 03/31/2020

Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

181,361	$1,335,516	89,623	$602,753	32,803	$351,867	21,515	$222,920	4,778	$51,218	5,397	$56,877

12,845	92,194	15,235	102,332	676	7,226	224	2,332	2,144	23,002	1,698	17,882

N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	479	5,139	40	434

360	2,839	1,133	7,893	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

7,240	52,282	10,093	68,796	N/A	N/A	N/A	N/A	1,917	20,601	648	6,825

1,011	7,638	1,847	12,464	N/A	N/A	N/A	N/A	156	1,682	1,051	11,083

N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

18,212	112,035	2,635	17,736	5,608	59,962	3,570	37,083	293	3,152	372	3,932

3,135	19,212	283	1,928	22	232	14	147	63	681	53	565

N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	7	71	1	7

359	2,197	43	294	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

4,118	25,184	358	2,423	N/A	N/A	N/A	N/A	76	821	104	1,101

741	4,512	37	254	N/A	N/A	N/A	N/A	19	203	22	228

N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

(141,912)	(1,096,046)	(130,552)	(928,745)	(37,965)	(409,168)	(30,204)	(313,923)	(3,504)	(37,538)	(4,220)	(44,438)

(13,394)	(95,106)	(11,699)	(81,452)	(817)	(8,760)	(437)	(4,519)	(1,184)	(12,732)	(1,056)	(11,054)

N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	(52)	(568)	(50)	(521)

(903)	(6,338)	(1,547)	(11,108)	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

(9,808)	(65,394)	(12,185)	(83,015)	N/A	N/A	N/A	N/A	(1,674)	(18,021)	(1,210)	(12,713)

(2,037)	(13,616)	(1,075)	(7,481)	N/A	N/A	N/A	N/A	(177)	(1,905)	(239)	(2,521)

N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

61,328	$377,109	(35,771)	$(294,928)	327	$1,359	(5,318)	$(55,960)	3,341	$35,806	2,611	$27,687

ANNUAL REPORT	|	MARCH 31, 2021	199

Notes to Financial Statements	(Cont.)

	PIMCO Mortgage Opportunities and Bond Fund				PIMCO Strategic Bond Fund

	Year Ended 03/31/2021		Year Ended 03/31/2020		Year Ended 03/31/2021		Year Ended 03/31/2020

	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Receipts for shares sold

Institutional Class	274,436	$2,976,571	189,338	$2,052,376	3,368	$36,621	2,286	$24,426

I-2	79,440	865,417	53,274	577,852	3,804	41,188	2,995	32,048

I-3	3,095	33,788	4,427	48,085	N/A	N/A	N/A	N/A

Administrative Class	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Class A	8,784	95,813	10,182	110,884	934	10,138	962	10,316

Class C	706	7,701	1,044	11,307	161	1,742	86	914

Class R	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Issued as reinvestment of distributions

Institutional Class	16,176	176,362	16,022	173,931	88	950	226	2,420

I-2	3,310	36,101	3,423	37,166	51	553	141	1,510

I-3	132	1,435	106	1,146	N/A	N/A	N/A	N/A

Administrative Class	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Class A	556	6,062	631	6,856	32	342	87	931

Class C	87	946	104	1,131	3	29	13	138

Class R	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Cost of shares redeemed

Institutional Class	(193,170)	(2,089,138)	(150,819)	(1,624,909)	(1,665)	(17,858)	(6,087)	(64,630)

I-2	(44,268)	(478,801)	(47,118)	(508,240)	(3,083)	(33,046)	(5,117)	(54,722)

I-3	(2,878)	(31,182)	(2,333)	(25,328)	N/A	N/A	N/A	N/A

Administrative Class	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Class A	(8,452)	(91,986)	(18,792)	(203,826)	(789)	(8,536)	(3,331)	(35,532)

Class C	(1,216)	(13,247)	(932)	(10,061)	(231)	(2,509)	(398)	(4,249)

Class R	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Net increase (decrease) resulting from Fund share transactions	136,738	$1,495,842	58,557	$648,370	2,673	$29,614	(8,137)	$(86,430)

200	PIMCO BOND FUNDS

March 31, 2021

PIMCO Total Return Fund II				PIMCO Total Return Fund IV				PIMCO Total Return ESG Fund

Year Ended 03/31/2021		Year Ended 03/31/2020		Year Ended 03/31/2021		Year Ended 03/31/2020		Year Ended 03/31/2021		Year Ended 03/31/2020

Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares		Amount

19,250	$194,913	12,863	$126,570	8,785	$98,404	12,082	$129,977	76,168	$736,168	36,056		$335,553

1,189	12,015	264	2,612	N/A	N/A	N/A	N/A	21,076	203,581	13,744		128,354

N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A		N/A

351	3,597	448	4,427	N/A	N/A	N/A	N/A	1,288	12,514	1,128		10,518

N/A	N/A	N/A	N/A	485	5,414	821	8,896	961	9,306	11	(a)	105	(a)

N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	61	586	1	(b)	13	(b)

N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A		N/A

3,471	34,477	1,992	19,705	812	9,084	1,200	12,955	6,571	63,402	4,011		37,448

83	820	13	130	N/A	N/A	N/A	N/A	1,246	12,020	602		5,629

N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A		N/A

26	265	46	457	N/A	N/A	N/A	N/A	91	880	130		1,211

N/A	N/A	N/A	N/A	26	296	29	312	14	139	0	(a)	0	(a)

N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	1	9	0	(b)	0	(b)

N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A		N/A

(14,674)	(148,499)	(10,911)	(108,050)	(6,903)	(77,222)	(28,429)	(302,883)	(23,573)	(227,184)	(22,007)		(205,928)

(470)	(4,567)	(104)	(1,030)	N/A	N/A	N/A	N/A	(9,616)	(93,442)	(5,307)		(49,454)

N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A		N/A

(1,307)	(13,458)	(450)	(4,462)	N/A	N/A	N/A	N/A	(3,094)	(29,890)	(2,156)		(19,877)

N/A	N/A	N/A	N/A	(383)	(4,268)	(434)	(4,714)	(98)	(938)	0	(a)	0	(a)

N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	(7)	(62)	0	(b)	0	(b)

N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A		N/A

7,919	$79,563	4,161	$40,359	2,822	$31,708	(14,731)	$(155,457)	71,089	$687,089	26,213		$243,572

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Inception date of Class A was February 3, 2020.
(b)	Inception date of Class C was February 3, 2020.

The following table discloses the number of shareholders that own 10% or more of the outstanding shares of a Fund along with their respective percent ownership, if any, as of March 31, 2021. Some of these shareholders may be considered related parties, which may include, but are not limited to, the investment adviser and its affiliates, affiliated broker dealers, fund of funds and directors or employees of the Trust or Adviser.

	Shareholders that own 10% or more of outstanding shares		Total percentage of portfolio held by shareholders that own 10% or more of outstanding shares

	Non-Related Parties	Related Parties	Non-Related Parties	Related Parties

PIMCO Extended Duration Fund	0	2	0%	61%

PIMCO Long-Term U.S. Government Fund	0	1	0%	27%

PIMCO Mortgage-Backed Securities Fund	1	0	15%	0%

PIMCO Total Return Fund IV	0	1	0%	31%

ANNUAL REPORT	|	MARCH 31, 2021	201

Notes to Financial Statements	(Cont.)

14. REGULATORY AND LITIGATION MATTERS

The Funds are not named as defendants in any material litigation or arbitration proceedings and are not aware of any material litigation or claim pending or threatened against them.

The foregoing speaks only as of the date of this report.

15. FEDERAL INCOME TAX MATTERS

Each Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

A Fund may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Adviser has reviewed the Funds’ tax positions for all open tax years. As of March 31, 2021, the Funds have recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions they have taken or expect to take in future tax returns.

The Funds file U.S. federal, state, and local tax returns as required. The Funds’ tax returns are subject to examination by relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

As of March 31, 2021, the components of distributable taxable earnings are as follows (amounts in thousands†):

	Undistributed Ordinary Income(1)	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation)(2)	Other Book-to-Tax Accounting Differences(3)	Accumulated Capital Losses(4)	Qualified Late-Year Loss Deferral - Capital(5)	Qualified Late-Year Loss Deferral - Ordinary(6)	Total Distributable Earnings

PIMCO Dynamic Bond Fund	$37,948	$0	$32,627	$(540)	$(404,746)	$0	$0	$(334,711)

PIMCO Extended Duration Fund	0	169,799	(126,284)	0	0	0	0	43,515

PIMCO GNMA and Government Securities Fund	342	0	12,897	(435)	(31,926)	0	0	(19,122)

PIMCO Long Duration Total Return Fund	34,247	86,174	(200,551)	(200)	0	0	0	(80,330)

PIMCO Long-Term U.S. Government Fund	7,636	40,473	(152,028)	(50)	(121,746)	0	0	(225,715)

PIMCO Moderate Duration Fund	0	0	14,646	(208)	0	(5,453)	(1,409)	7,576

PIMCO Mortgage-Backed Securities Fund	214	0	6,322	(7)	(13,183)	0	0	(6,653)

PIMCO Mortgage Opportunities and Bond Fund	12,600	0	88,598	(1,649)	(147,295)	0	0	(47,746)

PIMCO Strategic Bond Fund	686	0	5,007	(5)	(3,547)	0	0	2,141

PIMCO Total Return Fund II	0	0	(608)	(86)	0	(8,950)	0	(9,644)

PIMCO Total Return Fund IV	0	0	1,891	(6)	(5,313)	0	0	(3,428)

PIMCO Total Return ESG Fund	1,174	10,905	(5,108)	(197)	0	0	0	6,774

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)	Includes undistributed short-term capital gains, if any.
(2)

Adjusted for open wash sale loss deferrals and the accelerated recognition of unrealized gain or loss on certain futures, options and forward contracts for federal income tax purposes. Also adjusted for differences between book and tax realized and unrealized gain (loss) on swap contracts, sale/buyback transactions, passive foreign investment companies (PFICs), straddle loss deferrals, Treasury Inflation Protected Securities (TIPs), partnership investments, hyperinflationary investments, and defaulted securities.

(3)

Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America, mainly for organizational costs and distributions payable at fiscal year-end.

(4)	Capital losses available to offset future net capital gains expire in varying amounts as shown below.
(5)	Capital losses realized during the period November 1, 2020 through March 31, 2021 which the Funds elected to defer to the following taxable year pursuant to income tax regulations.
(6)

Specified losses realized during the period November 1, 2020 through March 31, 2021 and Ordinary losses realized during the period January 1, 2021 through March 31, 2021, which the Funds elected to defer to the following taxable year pursuant to income tax regulations.

202	PIMCO BOND FUNDS

March 31, 2021

Under the Regulated Investment Company Modernization Act of 2010, a fund is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law. As of March 31, 2021, the Funds had the following post-effective capital losses with no expiration (amounts in thousands†):

	Short-Term	Long-Term

PIMCO Dynamic Bond Fund	$404,746	$0

PIMCO Extended Duration Fund	0	0

PIMCO GNMA and Government Securities Fund	0	31,926

PIMCO Long Duration Total Return Fund	0	0

PIMCO Long-Term U.S. Government Fund*	38,498	83,248

PIMCO Moderate Duration Fund	0	0

PIMCO Mortgage-Backed Securities Fund	699	12,484

PIMCO Mortgage Opportunities and Bond Fund	0	147,295

PIMCO Strategic Bond Fund	3,547	0

PIMCO Total Return Fund II	0	0

PIMCO Total Return Fund IV	0	5,313

PIMCO Total Return ESG Fund	0	0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
*	Portion of amount represents realized loss and recognized built-in loss under IRC 382-83, which is carried forward to future years to offset future realized gain subject to certain limitations.

As of March 31, 2021, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands†):

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)(7)

PIMCO Dynamic Bond Fund	$4,812,831	$246,886	$(214,042)	$32,844

PIMCO Extended Duration Fund	1,929,201	113,953	(238,791)	(124,838)

PIMCO GNMA and Government Securities Fund	3,497,600	40,280	(27,383)	12,897

PIMCO Long Duration Total Return Fund	5,322,779	341,169	(539,514)	(198,345)

PIMCO Long-Term U.S. Government Fund	1,402,728	45,646	(196,225)	(150,579)

PIMCO Moderate Duration Fund	1,377,479	53,102	(38,380)	14,722

PIMCO Mortgage-Backed Securities Fund	319,780	9,637	(3,267)	6,370

PIMCO Mortgage Opportunities and Bond Fund	11,039,538	312,931	(224,920)	88,011

PIMCO Strategic Bond Fund	160,891	7,705	(2,712)	4,993

PIMCO Total Return Fund II	700,894	12,765	(13,312)	(547)

PIMCO Total Return Fund IV	534,442	13,626	(11,776)	1,850

PIMCO Total Return ESG Fund	2,473,641	82,709	(87,684)	(4,975)

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(7)

Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) on investments are attributable to open wash sale loss deferrals, unrealized gain or loss on certain futures, options and forward contracts, realized and unrealized gain (loss) swap contracts, passive foreign investment companies (PFICs), sale/buyback transactions, straddle loss deferrals, Treasury Inflation Protected Securities (TIPs), partnership investments, hyperinflationary investments, and defaulted securities.

ANNUAL REPORT	|	MARCH 31, 2021	203

Notes to Financial Statements	(Cont.)	March 31, 2021

For the fiscal years ended March 31, 2021 and March 31, 2020, respectively, the Funds made the following tax basis distributions (amounts in thousands†):

	March 31, 2021			March 31, 2020

	Ordinary Income Distributions(8)	Long-Term Capital Gain Distributions	Return of Capital(9)	Ordinary Income Distributions(8)	Long-Term Capital Gain Distributions	Return of Capital(9)

PIMCO Dynamic Bond Fund	$110,056	$0	$0	$198,943	$0	$0

PIMCO Extended Duration Fund	38,620	152,001	0	33,396	0	1,958

PIMCO GNMA and Government Securities Fund	39,393	0	0	25,790	0	0

PIMCO Long Duration Total Return Fund	433,325	0	0	217,812	148,488	0

PIMCO Long-Term U.S. Government Fund	46,346	124,000	0	23,732	0	0

PIMCO Moderate Duration Fund	46,411	20,338	0	40,798	0	0

PIMCO Mortgage-Backed Securities Fund	5,038	0	0	5,972	0	0

PIMCO Mortgage Opportunities and Bond Fund	241,819	0	0	238,875	0	0

PIMCO Strategic Bond Fund	1,905	0	0	5,061	0	0

PIMCO Total Return Fund II	30,943	9,267	405	23,117	0	0

PIMCO Total Return Fund IV	4,972	0	4,412	13,273	0	0

PIMCO Total Return ESG Fund	67,371	13,202	0	47,153	0	0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(8)	Includes short-term capital gains distributed, if any.
(9)

A portion of the distributions made represents a tax return of capital. Return of capital distributions have been reclassified from undistributed net investment income to paid-in capital to more appropriately conform financial accounting to tax accounting.

204	PIMCO BOND FUNDS

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of PIMCO Funds and Shareholders of PIMCO Dynamic Bond Fund, PIMCO Extended Duration Fund, PIMCO GNMA and Government Securities Fund, PIMCO Long Duration Total Return Fund, PIMCO Long-Term U.S. Government Fund, PIMCO Moderate Duration Fund, PIMCO Mortgage-Backed Securities Fund, PIMCO Mortgage Opportunities and Bond Fund, PIMCO Strategic Bond Fund, PIMCO Total Return Fund II, PIMCO Total Return Fund IV and PIMCO Total Return ESG Fund

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of PIMCO Dynamic Bond Fund, PIMCO Extended Duration Fund, PIMCO GNMA and Government Securities Fund, PIMCO Long Duration Total Return Fund, PIMCO Long-Term U.S. Government Fund, PIMCO Moderate Duration Fund, PIMCO Mortgage-Backed Securities Fund, PIMCO Mortgage Opportunities and Bond Fund, PIMCO Strategic Bond Fund, PIMCO Total Return Fund II, PIMCO Total Return Fund IV and PIMCO Total Return ESG Fund (twelve of the funds constituting PIMCO Funds, hereafter collectively referred to as the “Funds”) as of March 31, 2021, the related statements of operations for the year ended March 31, 2021, the statements of cash flows for PIMCO Extended Duration Fund, PIMCO Long Duration Total Return Fund and PIMCO Long-Term U.S. Government Fund for the year ended March 31, 2021, the statements of changes in net assets for each of the two years in the period ended March 31, 2021, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of March 31, 2021, the results of each of their operations and each of the cash flows for PIMCO Extended Duration Fund, PIMCO Long Duration Total Return Fund and PIMCO Long-Term U.S. Government Fund for the year then ended, the changes in each of their net assets for each of the two years in the period ended March 31, 2021 and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of March 31, 2021 by correspondence with the custodian, transfer agent, brokers and agent banks; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

Kansas City, Missouri

May 27, 2021

We have served as the auditor of one or more investment companies in PIMCO Funds since 1987.

ANNUAL REPORT	|	MARCH 31, 2021	205

Glossary:	(abbreviations that may be used in the preceding statements)	(Unaudited)

Counterparty Abbreviations:

BOA	Bank of America N.A.	DEU	Deutsche Bank Securities, Inc.	MYI	Morgan Stanley & Co. International PLC

BOM	Bank of Montreal	DUB	Deutsche Bank AG	NOM	Nomura Securities International Inc.

BOS	BofA Securities, Inc.	FAR	Wells Fargo Bank National Association	NXN	Natixis New York

BPG	BNP Paribas Securities Corp.	FBF	Credit Suisse International	RBC	Royal Bank of Canada

BPS	BNP Paribas S.A.	FICC	Fixed Income Clearing Corporation	RYL	NatWest Markets Plc

BRC	Barclays Bank PLC	GLM	Goldman Sachs Bank USA	SAL	Citigroup Global Markets, Inc.

BSH	Banco Santander S.A. - New York Branch	GRE	NatWest Markets Securities Inc.	SCX	Standard Chartered Bank, London

BSN	The Bank of Nova Scotia - Toronto	GSC	Goldman Sachs & Co. LLC	SOG	Societe Generale Paris

CBK	Citibank N.A.	GST	Goldman Sachs International	SSB	State Street Bank and Trust Co.

CFR	Credit Suisse Securities (Europe) Ltd.	HUS	HSBC Bank USA N.A.	STR	State Street FICC Repo

CIB	Canadian Imperial Bank of Commerce	IND	Crédit Agricole Corporate and Investment Bank S.A.	TDL	Toronto Dominion Bank London

CLY	Crédit Agricole Corporate and Investment Bank	JPM	JP Morgan Chase Bank N.A.	TOR	The Toronto-Dominion Bank

CSN	Credit Suisse AG (New York)	JPS	J.P. Morgan Securities LLC	UAG	UBS AG Stamford

DBL	Deutsche Bank AG London	MYC	Morgan Stanley Capital Services LLC	UBS	UBS Securities LLC

Currency Abbreviations:

ARS	Argentine Peso	EUR	Euro	NOK	Norwegian Krone

AUD	Australian Dollar	GBP	British Pound	NZD	New Zealand Dollar

BRL	Brazilian Real	HKD	Hong Kong Dollar	PEN	Peruvian New Sol

CAD	Canadian Dollar	IDR	Indonesian Rupiah	PLN	Polish Zloty

CLP	Chilean Peso	ILS	Israeli Shekel	RUB	Russian Ruble

CNH	Chinese Renminbi (Offshore)	INR	Indian Rupee	SEK	Swedish Krona

CNY	Chinese Renminbi (Mainland)	JPY	Japanese Yen	TWD	Taiwanese Dollar

COP	Colombian Peso	KRW	South Korean Won	USD (or $)	United States Dollar

DKK	Danish Krone	MXN	Mexican Peso	ZAR	South African Rand

Exchange Abbreviations:

CBOT	Chicago Board of Trade	CME	Chicago Mercantile Exchange	OTC	Over the Counter

Index/Spread Abbreviations:

ABX.HE	Asset-Backed Securities Index - Home Equity	EUR003M	3 Month EUR Swap Rate	MTGEFNCL	FNMA 30-Year Coupon Index

BADLARPP	Argentina Badlar Floating Rate Notes	H15T1Y	1 Year US Treasury Yield Curve Constant Maturity Rate	SOFRRATE	Secured Overnight Financing Rate

BBSW1M	1 Month Bank Bill Swap Rate	IOS.FN.600.	Fannie Mae 6.0% Interest Only Synthetic Total Return Swap Index	SONIA3M IR	Sterling Overnight Index Average 3 Month Index Rate

BBSW3M	3 Month Bank Bill Swap Rate	IOS.FN.600.08	2008 Fannie Mae 6.0% Interest Only Synthetic Total Return Swap Index	SONIO	Sterling Overnight Interbank Average Rate

BP0003M	3 Month GBP-LIBOR	IOS.FN.650.	Fannie Mae Interest Only Synthetics Total Return Swap Index	UKRPI	United Kingdom Retail Prices Index

CDX.EM	Credit Derivatives Index - Emerging Markets	IOS.FN.650.67	Fannie Mae Interest Only Synthetics Total Return Swap Index	US0001M	ICE 1-Month USD LIBOR

CDX.HY	Credit Derivatives Index - High Yield	LIBOR03M	3 Month USD-LIBOR	US0003M	ICE 3-Month USD LIBOR

CDX.IG	Credit Derivatives Index - Investment Grade	MAKA5DAY	Israel Gilon 5 Day	USSW10	10 Year USSW Rate

CMBX	Commercial Mortgage-Backed Index

Other Abbreviations:

ABS	Asset-Backed Security	CLO	Collateralized Loan Obligation	REMIC	Real Estate Mortgage Investment Conduit

ALT	Alternate Loan Trust	CMBS	Collateralized Mortgage-Backed Security	TBA	To-Be-Announced

BABs	Build America Bonds	DAC	Designated Activity Company	TBD	To-Be-Determined

BBSW	Bank Bill Swap Reference Rate	EURIBOR	Euro Interbank Offered Rate	TBD%	Interest rate to be determined when loan settles or at the time of funding

BTP	Buoni del Tesoro Poliennali “Long-term Treasury Bond”	LIBOR	London Interbank Offered Rate	TIIE	Tasa de Interés Interbancaria de Equilibrio “Equilibrium Interbank Interest Rate”

CBO	Collateralized Bond Obligation	Lunar	Monthly payment based on 28-day periods. One year consists of 13 periods.	USSW	USD Swap Spread (Semiannual Fixed Rate vs. 3-Month LIBOR)

CDI	Brazil Interbank Deposit Rate	OIS	Overnight Index Swap

CDO	Collateralized Debt Obligation	PIK	Payment-in-Kind

206	PIMCO BOND FUNDS

Federal Income Tax Information	(Unaudited)

As required by the Internal Revenue Code (“Code”) and Treasury Regulations, if applicable, shareholders must be notified within 60 days of the Funds’ fiscal year end regarding the status of qualified dividend income and the dividend received deduction.

Dividend Received Deduction.  Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Funds’ dividend distribution that qualifies under tax law. The percentage of the following Funds’ Fiscal 2021 ordinary income dividend that qualifies for the corporate dividend received deduction is set forth below:

Qualified Dividend Income.  Under the Jobs and Growth Tax Relief Reconciliation Act of 2003, the following percentage of ordinary dividends paid during the fiscal year ended March 31, 2021 was designated as ‘qualified dividend income’ as defined in the Jobs and Growth Tax Relief Reconciliation Act of 2003 subject to reduced tax rates in 2021:

Qualified Interest Income and Qualified Short-Term Capital Gain (for non-U.S. resident shareholders only).  Under the American Jobs Creation Act of 2004, the following amounts of ordinary dividends paid during the fiscal year ended March 31, 2021 are considered to be derived from “qualified interest income,” as defined in Section 871(k)(1)(E) of the Code, and therefore are designated as interest-related dividends, as defined in Section 871(k)(1)(C) of the Code. Further, the following amounts of ordinary dividends paid during the fiscal year ended March 31, 2021 are considered to be derived from “qualified short-term capital gain,” as defined in Section 871(k)(2)(D) of the Code, and therefore are designated as qualified short-term gain dividends, as defined by Section 871(k)(2)(C) of the Code.

	Dividend Received Deduction %	Qualified Dividend Income %	Qualified Interest Income (000s† )	Qualified Short-Term Capital Gain (000s†)

PIMCO Dynamic Bond Fund	0%	0%	$110,056	$0

PIMCO Extended Duration Fund	0%	0%	29,830	0

PIMCO GNMA and Government Securities Fund	0%	0%	39,394	0

PIMCO Long Duration Total Return Fund	0%	0%	128,323	305,001

PIMCO Long-Term U.S. Government Fund	0%	0%	25,345	21,000

PIMCO Moderate Duration Fund	1.82%	1.82%	28,294	14,185

PIMCO Mortgage-Backed Securities Fund	0%	0%	5,038	0

PIMCO Mortgage Opportunities and Bond Fund	0%	0%	241,819	0

PIMCO Strategic Bond Fund	0%	0%	1,905	0

PIMCO Total Return Fund II	2.24%	2.24%	12,070	18,874

PIMCO Total Return Fund IV	0%	0%	4,972	0

PIMCO Total Return ESG Fund	0%	0%	41,599	25,398

†	A zero balance may reflect actual amounts rounding to less than one thousand.

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. In January 2022, you will be advised on IRS Form 1099-DIV as to the federal tax status of the dividends and distributions received by you in calendar year 2021.

Section 163(j) Interest Dividends.  The fund intends to pass through the maximum amount allowable as Section 163(j) Interest Dividends as defined in Proposed Treasury Section 1.163(j)-1(b). The 163(j) percentage of ordinary income distributions are as follows:

163 (j) Interest Dividends %

PIMCO Dynamic Bond Fund	0%

PIMCO Extended Duration Fund	0%

PIMCO GNMA and Government Securities Fund	0%

PIMCO Long Duration Total Return Fund	0%

PIMCO Long-Term U.S. Government Fund	0%

PIMCO Moderate Duration Fund	0%

PIMCO Mortgage-Backed Securities Fund	0%

PIMCO Mortgage Opportunities and Bond Fund	0%

PIMCO Strategic Bond Fund	0%

PIMCO Total Return Fund II	0%

PIMCO Total Return Fund IV	0%

PIMCO Total Return ESG Fund	0%

ANNUAL REPORT	|	MARCH 31, 2021	207

Management of the Trust

The charts below identify the Trustees and executive officers of the Trust. Unless otherwise indicated, the address of all persons below is 650 Newport Center Drive, Newport Beach, CA 92660.

The Funds’ Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at (888) 87-PIMCO or visit the Funds’ website at www.pimco.com.

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served†	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Public Company and Investment Company Directorships Held by Trustee During the Past 5 Years

Interested Trustees[1]

Peter G. Strelow (1970) Chairman of the Board and Trustee	05/2017 to present Chairman 02/2019 to present	Managing Director and Co-Chief Operating Officer, PIMCO. Senior Vice President of the Trust, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Chief Administrative Officer, PIMCO.	149	Chairman and Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT.

Kimberley G. Stafford (1978) Trustee	02/2021 to present	Managing Director and Global Head of Product Strategy, PIMCO; and Member of Executive Committee. Formerly, Head of Asia-Pacific, Global Head of Consultant Relations and Head of US Institutional and Alternatives Sales, PIMCO.	149	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT.

Independent Trustees

George E. Borst (1948) Trustee	04/2015 to present	Executive Advisor, McKinsey & Company; Formerly, Executive Advisor, Toyota Financial Services; and CEO, Toyota Financial Services.	149	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, MarineMax Inc.

Jennifer Holden Dunbar (1963) Trustee	04/2015 to present	Managing Director, Dunbar Partners, LLC (business consulting and investments). Formerly, Partner, Leonard Green & Partners, L.P.	149	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, PS Business Parks; Director, Big 5 Sporting Goods Corporation.

Kym M. Hubbard (1957) Trustee	02/2017 to present	Formerly, Global Head of Investments, Chief Investment Officer and Treasurer, Ernst & Young.	149	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, State Auto Financial Corporation.

Gary F. Kennedy (1955) Trustee	04/2015 to present	Formerly, Senior Vice President, General Counsel and Chief Compliance Officer, American Airlines and AMR Corporation (now American Airlines Group).	149	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Peter B. McCarthy (1950) Trustee	04/2015 to present	Formerly, Assistant Secretary and Chief Financial Officer, United States Department of Treasury; Deputy Managing Director, Institute of International Finance.	149	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Ronald C. Parker (1951) Lead Independent Trustee	07/2009 to present Lead Independent Trustee - 02/2017 to present	Director of Roseburg Forest Products Company. Formerly, Chairman of the Board, The Ford Family Foundation; and President, Chief Executive Officer, Hampton Affiliates (forestry products).	149	Lead Independent Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

(*)	Unless otherwise noted, the information for the individuals listed is as of March 31, 2021.
(1)	Ms. Stafford and Mr. Strelow are “interested persons” of the Trust (as that term is defined in the 1940 Act) because of their affiliations with PIMCO.
(†)	Trustees serve until their successors are duly elected and qualified.

208	PIMCO BOND FUNDS

(Unaudited)

Executive Officers

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years†

Eric D. Johnson (1970) President	06/2019 to present	Executive Vice President and Head of Funds Business Group Americas, PIMCO. President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

David C. Flattum (1964) Chief Legal Officer	05/2019 to present	Managing Director and General Counsel, PIMCO. Chief Legal Officer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, Managing Director, Chief Operating Officer and General Counsel, Allianz Asset Management of America L.P.

Keisha Audain-Pressley (1975) Chief Compliance Officer	01/2020 to present	Executive Vice President and Deputy Chief Compliance Officer, PIMCO. Chief Compliance Officer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Joshua D. Ratner (1976)** Senior Vice President	05/2019 to present	Executive Vice President and Head of Americas Operations, PIMCO. Senior Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Peter G. Strelow (1970) Senior Vice President	06/2019 to present	Managing Director and Co-Chief Operating Officer, PIMCO. Senior Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Chief Administrative Officer, PIMCO.

Ryan G. Leshaw (1980) Vice President - Senior Counsel, Secretary	11/2018 to present	Executive Vice President and Senior Counsel, PIMCO. Vice President, Senior Counsel and Secretary, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Chief Legal Officer, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Associate, Willkie Farr & Gallagher LLP.

Wu-Kwan Kit (1981) Assistant Secretary	08/2017 to present	Senior Vice President and Senior Counsel, PIMCO. Assistant Secretary, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Vice President, Senior Counsel and Secretary, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Assistant General Counsel, VanEck Associates Corp.

Jeffrey A. Byer (1976) Vice President	02/2020 to present	Executive Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Elizabeth A. Duggan (1964) Vice President	02/2021 to present	Executive Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Brian J. Pittluck (1977) Vice President	01/2020 to present	Senior Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Bijal Y. Parikh (1978) Treasurer	01/2021 to present	Senior Vice President, PIMCO. Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Erik C. Brown (1967)*** Assistant Treasurer	02/2001 to present	Executive Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Brandon T. Evans (1982) Assistant Treasurer	05/2019 to present	Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Colleen D. Miller (1980)** Assistant Treasurer	02/2017 to present	Senior Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Deputy Treasurer, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Jason J. Nagler (1982)*** Assistant Treasurer	05/2015 to present	Senior Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

H. Jessica Zhang (1973)** Assistant Treasurer	01/2020 to present	Senior Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

(*)	Unless otherwise noted, the information for the individuals listed is as of March 31, 2021.
(†)

The term “PIMCO-Sponsored Closed-End Funds” as used herein includes: PIMCO California Municipal Income Fund, PIMCO California Municipal Income Fund II, PIMCO California Municipal Income Fund III, PIMCO Municipal Income Fund, PIMCO Municipal Income Fund II, PIMCO Municipal Income Fund III, PIMCO New York Municipal Income Fund, PIMCO New York Municipal Income Fund II, PIMCO New York Municipal Income Fund III, PCM Fund Inc., PIMCO Corporate & Income Opportunity Fund, PIMCO Corporate & Income Strategy Fund, PIMCO Dynamic Credit and Mortgage Income Fund, PIMCO Dynamic Income Fund, PIMCO Dynamic Income Opportunities Fund, PIMCO Energy and Tactical Credit Opportunities Fund, PIMCO Global StocksPLUS® & Income Fund, PIMCO High Income Fund, PIMCO Income Opportunity Fund, PIMCO Income Strategy Fund, PIMCO Income Strategy Fund II and PIMCO Strategic Income Fund, Inc.; the term “PIMCO-Sponsored Interval Funds” as used herein includes: PIMCO Flexible Credit Income Fund and PIMCO Flexible Municipal Income Fund.

(**)	The address of these officers is Pacific Investment Management Company LLC, 1633 Broadway, New York, New York 10019.
(***)	The address of these officers is Pacific Investment Management Company LLC, 401 Congress Ave., Austin, Texas 78701.

ANNUAL REPORT	|	MARCH 31, 2021	209

Privacy Policy[1]	(Unaudited)

The Funds2,3 consider customer privacy to be a fundamental aspect of their relationships with shareholders and are committed to maintaining the confidentiality, integrity and security of their current, prospective and former shareholders’ non-public personal information. The Funds have developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

OBTAINING NON-PUBLIC PERSONAL INFORMATION

In the course of providing shareholders with products and services, the Funds and certain service providers to the Funds, such as the Funds’ investment advisers or sub-advisers (“Advisers”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial professional or consultant, and/or from information captured on applicable websites.

RESPECTING YOUR PRIVACY

As a matter of policy, the Funds do not disclose any non-public personal information provided by shareholders or gathered by the Funds to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Funds. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. The Funds or their affiliates may also retain non-affiliated companies to market Fund shares or products which use Fund shares and enter into joint marketing arrangements with them and other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Funds may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm and/or financial professional or consultant.

SHARING INFORMATION WITH THIRD PARTIES

The Funds reserve the right to disclose or report personal or account information to non-affiliated third parties in limited circumstances where the Funds believe in good faith that disclosure is required under law, to cooperate with regulators or law enforcement authorities, to protect their rights or property, or upon reasonable request by any Fund in which a shareholder has invested. In addition, the Funds may disclose information about a shareholder or a shareholder’s accounts to a non-affiliated third party at the shareholder’s request or with the consent of the shareholder.

SHARING INFORMATION WITH AFFILIATES

The Funds may share shareholder information with their affiliates in connection with servicing shareholders’ accounts, and subject to applicable law may provide shareholders with information about products and services that the Funds or their Advisers, distributors or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Funds may share may include, for example, a shareholder’s participation in the Funds or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), information about the Funds’ experiences or transactions with a shareholder, information captured on applicable websites, or other data about a shareholder’s accounts, subject to applicable law. The Funds’ Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

PROCEDURES TO SAFEGUARD PRIVATE INFORMATION

The Funds take seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Funds have implemented procedures that are designed to restrict access to a shareholder’s non-public personal information to internal personnel who need to know that information to perform their jobs, such as servicing shareholder accounts or notifying shareholders of new products or services. Physical, electronic and procedural safeguards are in place to guard a shareholder’s non-public personal information.

INFORMATION COLLECTED FROM WEBSITES

The Funds or their service providers and partners may collect information from shareholders via websites they maintain. The information collected via websites maintained by the Funds or their service providers includes client non-public personal information.

CHANGES TO THE PRIVACY POLICY

From time to time, the Funds may update or revise this privacy policy. If there are changes to the terms of this privacy policy, documents containing the revised policy on the relevant website will be updated.

1 Amended as of June 25, 2020.

2 PIMCO Investments LLC (“PI”) serves as the Funds’ distributor and does not provide brokerage services or any financial advice to investors in the Funds solely because it distributes the Funds. This Privacy Policy applies to the activities of PI to the extent that PI regularly effects or engages in transactions with or for a shareholder of a series of a Trust who is the record owner of such shares. For purposes of this Privacy Policy, references to “the Funds” shall include PI when acting in this capacity.

3 When distributing this Policy, a Fund may combine the distribution with any similar distribution of its investment adviser’s privacy policy. The distributed, combined, policy may be written in the first person (i.e. by using “we” instead of “the Funds”).

210	PIMCO BOND FUNDS

Liquidity Risk Management Program	(Unaudited)

In compliance with Rule 22e-4 (the “Liquidity Rule”) under the Investment Company Act of 1940, as amended (“1940 Act”), PIMCO Funds (the “Trust”) has adopted and implemented a liquidity risk management program (the “Program”) for each series of the Trust (each a “Fund” and collectively, the “Funds”) not regulated as a money market fund under 1940 Act Rule 2a-7, which is reasonably designed to assess and manage the Funds’ liquidity risk. The Trust’s Board of Trustees (the “Board”) previously approved the designation of the PIMCO Liquidity Risk Committee (the “Administrator”) as Program administrator. The PIMCO Liquidity Risk Committee consists of senior members from certain PIMCO business areas, such as Portfolio Risk Management, Americas Operations, Compliance, Account Management and Portfolio Management, and is advised by members of PIMCO Legal.

A Fund’s “liquidity risk” is the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of the remaining investors’ interests in the Fund. In accordance with the Program, each Fund’s liquidity risk is assessed no less frequently than annually taking into consideration a variety of factors, including, as applicable, the Fund’s investment strategy and liquidity of portfolio investments, cash flow projections, and holdings of cash and cash equivalents, as well as borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions. Each Fund portfolio investment is classified into one of four liquidity categories (including “highly liquid investments” and “illiquid investments,” discussed below) based on a determination of the number of days it is reasonably expected to take to convert the investment to cash, or sell or dispose of the investment, in current market conditions without significantly changing the investment’s market value. Each Fund has adopted a “Highly Liquid Investment Minimum” (or “HLIM”), which is a minimum amount of Fund net assets to be invested in highly liquid investments that are assets. As required under the Liquidity Rule, each Fund’s HLIM is periodically reviewed, no less frequently than annually, and the Funds have adopted policies and procedures for responding to a shortfall of a Fund’s highly liquid investments below its HLIM. The Liquidity Rule also limits the Funds’ investments in illiquid investments by prohibiting a Fund from acquiring any illiquid investment if, immediately after the acquisition, the Fund would have invested more than 15% of its net assets in illiquid investments that are assets. Certain non-public reporting is generally required if a Fund’s holdings of illiquid investments that are assets were to exceed 15% of Fund net assets.

At a meeting of the Board held on February 9-10, 2021, the Board received a report (the “Report”) from the Administrator addressing the Program’s operation and assessing the adequacy and effectiveness of its implementation for the period from December 1, 2019 through

December 31, 2020. The Report reviewed the operation of the Program’s components during such period, noted the March-April 2020 market conditions and associated monitoring by the Administrator, and stated that the Program is operating effectively to assess and manage each Fund’s liquidity risk and that the Program has been and continues to be adequately and effectively implemented to monitor and, as applicable, respond to the Funds’ liquidity developments. This has remained true for the 12-month reporting period ended March 31, 2021.

ANNUAL REPORT	|	MARCH 31, 2021	211

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, MO 64105

Transfer Agent

DST Asset Manager Solutions, Inc.

Institutional Class, I-2, I-3, Administrative Class

430 W 7th Street STE 219024

Kansas City, MO 64105-1407

DST Asset Manager Solutions, Inc.

Class A, Class C, Class R

430 W 7th Street STE 219294

Kansas City, MO 64105-1407

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the Funds listed on the Report cover.

PF3002AR_033121

PIMCO FUNDS

Annual Report

March 31, 2021

Credit Bond Funds

PIMCO Credit Opportunities Bond Fund

PIMCO Diversified Income Fund

PIMCO ESG Income Fund

PIMCO High Yield Spectrum Fund

PIMCO Long-Term Credit Bond Fund

PIMCO Low Duration Credit Fund

PIMCO Low Duration Income Fund

PIMCO Preferred and Capital Securities Fund

As permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website, pimco.com/literature, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by visiting pimco.com/edelivery or by contacting your financial intermediary, such as a broker-dealer or bank.

You may elect to receive all future reports in paper free of charge. If you own these shares through a financial intermediary, such as a broker-dealer or bank, you may contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by calling 888.87.PIMCO (888.877.4626). Your election to receive reports in paper will apply to all funds held with the fund complex if you invest directly with the Fund or to all funds held in your account if you invest through a financial intermediary, such as a broker-dealer or bank.

(1) Consolidated Schedule of Investments

(a)	Prior to May 3, 2021, the PIMCO Low Duration Credit Fund was named the PIMCO Senior Floating Rate Fund.

This material is authorized for use only when preceded or accompanied by the current PIMCO Funds prospectuses. The Shareholder Reports for the other series of the PIMCO Funds are printed separately.

Chairman’s Letter

Dear Shareholder,

We hope that you and your family are staying safe and healthy during these challenging times. We continue to work tirelessly to navigate markets and manage the assets that you have entrusted with us. Following this letter is the PIMCO Funds Annual Report, which covers the 12-month reporting period ended March 31, 2021. On the subsequent pages, you will find specific details regarding investment results and discussion of the factors that most affected performance during the reporting period.

For the 12-month reporting period ended March 31, 2021

The global economy was severely impacted by the repercussions related to the COVID-19 pandemic. Looking back, second-quarter 2020 U.S. annualized gross domestic product (“GDP”) growth was -31.4%. This represented the steepest quarterly decline on record. With the economy reopening, third-quarter 2020 GDP growth was 33.4%, the largest quarterly increase on record. GDP growth was then 4.3% during the fourth quarter of 2020. The Commerce Department’s initial reading for first-quarter 2021 GDP growth — released after the reporting period ended — was 6.4%.

The Federal Reserve (the “Fed”) took unprecedented actions to support the economy and keep markets functioning properly. In early March 2020, before the reporting period began, the Fed lowered the federal funds rate to a range between 1.00% and 1.25%. Later in the month, the Fed lowered the rate to a range between 0.00% and 0.25%. On March 23, the Fed announced that it would make unlimited purchases of Treasury and mortgage securities and, for the first time, it would purchase corporate bonds on the open market. In August 2020, Fed Chair Jerome Powell said the central bank had changed how it viewed the trade-off between lower unemployment and higher inflation. Per Powell’s statement, the Fed’s new approach to setting U.S. monetary policy will entail letting inflation run higher, which could mean that interest rates remain low for an extended period. Meanwhile, in March 2020, the U.S. government passed a total of roughly $2.8 trillion in fiscal stimulus measures to aid the economy. A subsequent $900 billion stimulus package was finalized in December 2020, and a $1.9 trillion stimulus package was finalized in February 2021. Finally, the Biden administration unveiled a $2.25 trillion infrastructure spending proposal in late March 2021.

Economies outside the U.S. were also significantly impacted by the pandemic but are expected to improve in 2021. In its April 2021 World Economic Outlook Update — released after the reporting period ended — the International Monetary Fund (“IMF”) stated that it expects 2021 GDP growth in the eurozone, U.K. and Japan will be 4.4%, 5.3% and 3.3%, respectively. For comparison purposes, the GDP growth of these economies was projected to be -6.6%, -9.9% and -4.8%, respectively, in 2020.

Against this backdrop, central banks and governments around the world took a number of aggressive actions. Looking back, in March 2020, the European Central Bank (the “ECB”) unveiled a new €750 billion bond-buying program, which was subsequently expanded by another €600 billion in June 2020. In July, the European Union agreed on a €1.8 trillion spending package to bolster its economy. In December 2020, the ECB expanded its monetary stimulus program by another €500 billion. The Bank of England reduced its key lending rate to 0.10% — a record low — in March, added £100 billion to its quantitative easing program in June and increased its bond-buying program by £150 billion to £895 billion in November. Finally, toward the end of the year, the U.K. and the European Union agreed to a long-awaited Brexit deal. Elsewhere, the Bank of Japan maintained its short-term interest rate at -0.10%, while increasing the target for its holdings of corporate bonds to ¥4.2 trillion from ¥3.2 trillion. In May 2020, the Japanese government doubled its stimulus measures with a ¥117 trillion package. Finally, in December 2020, the Bank of Japan announced a new ¥73.6 trillion stimulus package.

Short-term U.S. Treasury yields edged lower, whereas long-term yields moved sharply higher, albeit from a very low level during the reporting period. The yield on the benchmark 10-year U.S. Treasury note was 1.74% at the end of the reporting period, versus 0.70% on March 31, 2020. The Bloomberg Barclays Global Treasury Index (USD Hedged), which tracks fixed-rate, local currency government debt of investment grade countries, including both developed and emerging markets, returned -1.03%. Meanwhile, the Bloomberg Barclays Global Aggregate Credit Index (USD Hedged), a widely

2	PIMCO CREDIT BOND FUNDS

used index of global investment grade credit bonds, returned 7.98%. Riskier fixed income asset classes, including high yield corporate bonds and emerging market debt, produced stronger returns. The ICE BofAML Developed Markets High Yield Constrained Index (USD Hedged), a widely used index of below-investment-grade bonds, returned 23.34%, whereas emerging market external debt, as represented by the JPMorgan Emerging Markets Bond Index (EMBI) Global (USD Hedged), returned 14.29%. Emerging market local bonds, as represented by the JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged), returned 13.03%.

Despite the headwinds from the pandemic and periods of volatility, global equities produced exceptionally strong results. All told, U.S. equities, as represented by the S&P 500 Index, returned 56.35%, fueled in our view by accommodative monetary and fiscal policy and improved investor sentiment after positive COVID-19 vaccine news. Global equities, as represented by the MSCI World Index, returned 54.03%, whereas emerging market equities, as measured by the MSCI Emerging Markets Index, returned 58.39%. Meanwhile, Japanese equities, as represented by the Nikkei 225 Index (in JPY), returned 56.62%, and European equities, as represented by the MSCI Europe Index (in EUR), returned 35.32%.

Commodity prices were volatile but moved higher overall. When the reporting period began, Brent crude oil was approximately $22 a barrel but ended the reporting period at roughly $63 a barrel. We believe that oil prices rallied because producers reduced their output and investors anticipated stronger demand as global growth improved. Elsewhere, copper and gold prices also moved higher.

Finally, there were also periods of volatility in the foreign exchange markets, in our view due to fluctuating economic growth, trade conflicts and changing central bank monetary policies, along with the U.S. elections and several geopolitical events. The U.S. dollar weakened against several major currencies. For example, the U.S. dollar returned -6.34% and -10.97% versus the euro and the British pound, respectively. However, the U.S. dollar appreciated 2.87% versus the Japanese yen.

Thank you for the assets you have placed with us. We deeply value your trust, and we will continue to work diligently to meet your broad investment needs. For any questions regarding your PIMCO Funds investments, please contact your account manager or call one of our shareholder associates at (888) 87-PIMCO. We also invite you to visit our website at pimco.com to learn more about our viewpoints.

Stay safe and healthy, Peter G. Strelow Chairman of the Board PIMCO Funds

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income distributions and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an unmanaged index.

ANNUAL REPORT	|	MARCH 31, 2021	3

Important Information About the Funds

PIMCO Funds (the “Trust”) is an open-end management investment company that includes the PIMCO Credit Opportunities Bond Fund, PIMCO Diversified Income Fund, PIMCO ESG Income Fund, PIMCO High Yield Spectrum Fund, PIMCO Long-Term Credit Bond Fund, PIMCO Low Duration Income Fund, PIMCO Low Duration Credit Fund (formerly, PIMCO Senior Floating Rate Fund) and PIMCO Preferred and Capital Securities Fund (each a “Fund” and collectively, the “Funds”).

We believe that bond funds have an important role to play in a well-diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed income securities and other instruments held by a Fund are likely to decrease in value. A wide variety of factors can cause interest rates or yields of U.S. Treasury securities (or yields of other types of bonds) to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). In addition, changes in interest rates can be sudden and unpredictable, and there is no guarantee that Fund management will anticipate such movement accurately. The Funds may lose money as a result of movements in interest rates.

As of the date of this report, interest rates in the United States and many parts of the world, including certain European countries, are at or near historically low levels. Thus, bond funds currently face a heightened level of risk associated with rising interest rates and/or bond yields. This could be driven by a variety of factors, including but not limited to central bank monetary policies, changing inflation or real growth rates, general economic conditions, increasing bond issuances or reduced market demand for low yielding investments. Further, while bond markets have steadily grown over the past three decades, dealer inventories of corporate bonds are near historic lows in relation to market size. As a result, there has been a significant reduction in the ability of dealers to “make markets.”

Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets or negatively impact a Fund’s performance or cause a Fund to incur losses. As a result, a Fund may experience increased shareholder redemptions, which, among other things, could further reduce the net assets of the Fund.

The Funds may be subject to various risks as described in each Fund’s prospectus and in the Principal and Other Risks in the Notes to Financial Statements.

Classifications of Fund portfolio holdings in this report are made according to financial reporting standards. The classification of a particular portfolio holding as shown in the Allocation Breakdown and Schedule of Investments sections of this report may differ from the classification used for a Fund’s compliance calculations, including those used in a Fund’s prospectus, investment objectives, regulatory, and other investment limitations and policies, which may be based on different asset class, sector or geographical classifications. All Funds are separately monitored for compliance with respect to prospectus and regulatory requirements.

The geographical classification of foreign (non-U.S.) securities in this report, if any, are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

Beginning in January 2020, global financial markets have experienced and may continue to experience significant volatility resulting from the spread of a novel coronavirus known as COVID-19. The outbreak of COVID-19 has resulted in travel and border restrictions, quarantines, supply chain disruptions, lower consumer demand and general market uncertainty. The effects of COVID-19 have and may continue to adversely affect the global economy, the economies of certain nations and individual issuers, all of which may negatively impact the Funds’ performance. In addition, COVID-19 and governmental responses to COVID-19 may negatively impact the capabilities of the Funds’ service providers and disrupt the Funds’ operations.

The United States’ enforcement of restrictions on U.S. investments in certain issuers and tariffs on goods from other countries, each with a focus on China, has contributed to international trade tensions and may impact portfolio securities.

A Fund may have significant exposure to issuers in the United Kingdom. The United Kingdom’s withdrawal from the European Union may impact Fund returns. The withdrawal may cause substantial volatility in foreign exchange markets, lead to weakness in the exchange rate of the British pound, result in a sustained period of market uncertainty, and destabilize some or all of the other European Union member countries and/or the Eurozone.

The Funds may invest in certain instruments that rely in some fashion upon the London Interbank Offered Rate (“LIBOR”). LIBOR is an average interest rate, determined by the ICE Benchmark Administration, that banks charge one another for the use of short-term money. The United Kingdom’s Financial Conduct Authority, which regulates LIBOR, has announced plans to ultimately phase out the use of LIBOR. There remains uncertainty regarding future utilization of LIBOR and the nature of any replacement rate (e.g., the Secured

4	PIMCO CREDIT BOND FUNDS

Overnight Financing Rate, which is intended to replace U.S. dollar LIBOR and measures the cost of overnight borrowings through repurchase agreement transactions collateralized with U.S. Treasury securities). Any potential effects of the transition away from LIBOR on a Fund or on certain instruments in which a Fund invests can be difficult to ascertain, and they may vary depending on a variety of factors. The transition may also result in a reduction in the value of certain instruments held by a Fund or a reduction in the effectiveness of related Fund transactions such as hedges. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses to a Fund.

On each individual Fund Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that any dividend and capital gain distributions were reinvested. The Cumulative Returns chart and Average Annual Total Return table reflect any sales load that would have applied at the time of purchase or any Contingent Deferred Sales Charge (“CDSC”) that would have applied if a full redemption occurred on the last business day of the period shown in the Cumulative Returns chart. Class A shares are subject to an initial sales charge. A CDSC may be imposed in certain circumstances on Class A shares that are purchased without an initial sales charge and then redeemed during the first 12 months after purchase. Class C and Class C-2 shares are subject to a 1% CDSC, which may apply in the first year. The Cumulative Returns chart reflects only Institutional Class performance. Performance for I-2, I-3, Administrative Class, Class A, Class C and Class C-2 if applicable, is typically lower than Institutional Class performance due to the lower expenses paid by Institutional Class shares. Performance shown is net of fees and expenses. The minimum initial investment amount for Institutional Class, I-2, I-3 and Administrative Class shares is $1,000,000. The minimum initial investment amount for Class A, Class C and Class C-2 shares is $1,000. Each Fund measures its performance against at least one broad-based securities market index (“benchmark index”) and a Lipper Average, which is calculated by Lipper, Inc. (“Lipper”), a Thomson Reuters company, and represents the total return performance averages of funds that are tracked by Lipper that have the same fund classification. Benchmark indexes do not take into account fees, expenses or taxes. A Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. There is no assurance that any Fund, including any Fund that has experienced high or unusual performance for one or more periods, will experience similar levels of performance in the future. High performance is defined as a significant increase in either 1) a Fund’s total return in excess of that of the Fund’s benchmark between reporting periods or 2) a Fund’s total return in excess of the Fund’s historical returns between reporting periods. Unusual performance is defined as a significant change in a Fund’s performance as compared to one or more previous reporting periods. Historical performance for the Funds or a share class thereof may have been positively impacted by fee waivers or expense limitations in place during some or all of the periods shown, if applicable. Future performance (including total return or yield) and distributions may be negatively impacted by the expiration or reduction of any such fee waivers or expense limitations.

The following table discloses the inception dates of each Fund and its respective share classes along with each Fund’s diversification status as of period end:

Fund Name	Fund Inception	Institutional Class	I-2	I-3	Administrative Class	Class A	Class C	Class C-2	Diversification Status
PIMCO Credit Opportunities Bond Fund	08/31/11	08/31/11	08/31/11	—	—	08/31/11	08/31/11	—	Diversified
PIMCO Diversified Income Fund	07/31/03	07/31/03	04/30/08	04/27/18	10/29/04	07/31/03	07/31/03	—	Diversified
PIMCO ESG Income Fund	09/30/20	09/30/20	09/30/20	09/30/20	—	09/30/20	09/30/20	—	Diversified
PIMCO High Yield Spectrum Fund	09/15/10	09/15/10	09/15/10	04/27/18	—	09/15/10	09/15/10	—	Diversified
PIMCO Long-Term Credit Bond Fund	03/31/09	03/31/09	02/29/12	—	—	—	—	—	Diversified
PIMCO Low Duration Credit Fund	04/29/11	04/29/11	04/29/11	—	—	04/29/11	04/29/11	—	Diversified
PIMCO Low Duration Income Fund	07/30/04	07/30/04	04/30/08	04/27/18	—	07/30/04	09/30/04	10/21/20	Diversified
PIMCO Preferred and Capital Securities Fund	04/13/15	04/13/15	04/13/15	04/27/18	—	04/13/15	08/23/19	—	Diversified

An investment in a Fund is not a bank deposit and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in a Fund.

The Trustees are responsible generally for overseeing the management of the Trust. The Trustees authorize the Trust to enter into service agreements with the Adviser, the Distributor, the Administrator and other service providers in order to provide, and in some cases authorize service providers to procure through other parties, necessary or desirable services on behalf of the Trust and the Funds. Shareholders are not parties to or third-party beneficiaries of such service agreements. Neither a Fund’s prospectus nor a Fund’s summary prospectus, the Trust’s Statement of Additional Information (“SAI”), any contracts filed as exhibits to the Trust’s registration statement, nor any other communications, disclosure documents or regulatory filings (including this report) from or on behalf of the Trust or a Fund creates a

ANNUAL REPORT	|	MARCH 31, 2021	5

Important Information About the Funds	(Cont.)

contract between or among any shareholder of a Fund, on the one hand, and the Trust, a Fund, a service provider to the Trust or a Fund, and/or the Trustees or officers of the Trust, on the other hand. The Trustees (or the Trust and its officers, service providers or other delegates acting under authority of the Trustees) may amend the most recent prospectus or use a new prospectus, summary prospectus or SAI with respect to a Fund or the Trust, and/or amend, file and/or issue any other communications, disclosure documents or regulatory filings, and may amend or enter into any contracts to which the Trust or a Fund is a party, and interpret the investment objective(s), policies, restrictions and contractual provisions applicable to any Fund, without shareholder input or approval, except in circumstances in which shareholder approval is specifically required by law (such as changes to fundamental investment policies) or where a shareholder approval requirement is specifically disclosed in the Trust’s then-current prospectus or SAI.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Funds. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of each Fund, and information about how each Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30th, are available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Funds’ website at www.pimco.com, and on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Funds file portfolio holdings information with the SEC on Form N-PORT within 60 days of the end of each fiscal quarter. The Funds’ complete schedules of securities holdings as of the end of each fiscal quarter will be made available to the public on the SEC’s website at www.sec.gov and on PIMCO’s website at www.pimco.com, and will be made available, upon request by calling PIMCO at (888) 87-PIMCO.

The SEC has adopted a rule that allows the Funds to fulfill their obligation to deliver shareholder reports to investors by providing access to such reports online free of charge and by mailing a notice that the report is electronically available. Pursuant to the rule, investors may elect to receive all future reports in paper free of charge by contacting their financial intermediary or, if invested directly with a Fund, investors can inform the Fund by calling (888) 87-PIMCO. Any election to receive reports in paper will apply to all funds held with the fund complex if invested directly with a Fund or to all funds held in the investor’s account if invested through a financial intermediary.

In August 2020, the SEC proposed changes to the mutual fund and ETF shareholder report and registration statement disclosure requirements and the registered fund advertising rules, which, if adopted, will change the disclosures provided to shareholders.

In October 2020, the SEC adopted a rule related to the use of derivatives, short sales, reverse repurchase agreements and certain other transactions by registered investment companies that rescinds and withdraws the guidance of the SEC and its staff regarding asset segregation and cover transactions. Subject to certain exceptions, and after an eighteen-month transition period, the rule requires funds to trade derivatives and other transactions that create future payment or delivery obligations (except reverse repurchase agreements and similar financing transactions) subject to a value-at-risk leverage limit, certain derivatives risk management program and reporting requirements. These requirements may limit the ability of the Funds to use derivatives and reverse repurchase agreements and similar financing transactions as part of their investment strategies and may increase the cost of the Funds’ investments and cost of doing business, which could adversely affect investors.

In October 2020, the SEC adopted a rule regarding the ability of a fund to invest in other funds. The rule allows a fund to acquire shares of another fund in excess of certain limitations currently imposed by the Investment Company Act of 1940 (the “Act”) without obtaining individual exemptive relief from the SEC, subject to certain conditions. The rule also included the rescission of certain exemptive relief from the SEC and guidance from the SEC staff for funds to invest in other funds. The impact that these changes may have on the Funds is uncertain.

In December 2020, the SEC adopted a rule addressing fair valuation of fund investments. The new rule sets forth requirements for good faith determinations of fair value as well as for the performance of fair value determinations, including related oversight and reporting obligations. The new rule also defines “readily available market quotations” for purposes of the definition of “value” under the Act, and the SEC noted that this definition will apply in all contexts under the Act. The SEC adopted an eighteen-month transition period beginning from the effective date for both the new rule and the associated new recordkeeping requirements. The impact of the new rule on the Funds is uncertain at this time.

6	PIMCO CREDIT BOND FUNDS

PIMCO Credit Opportunities Bond Fund

Institutional Class - PCARX	Class A - PZCRX
I-2 - PPCRX	Class C - PCCRX

Cumulative Returns Through March 31, 2021

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Allocation Breakdown as of March 31, 2021†§

Corporate Bonds & Notes	44.6%

Short-Term Instruments‡	22.0%

Loan Participations and Assignments	18.3%

Asset-Backed Securities	5.3%

Non-Agency Mortgage-Backed Securities	4.0%

Sovereign Issues	2.6%

U.S. Treasury Obligations	1.5%

U.S. Government Agencies	1.3%

Other	0.4%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended March 31, 2021

	1 Year	5 Years	Fund Inception (08/31/11)
PIMCO Credit Opportunities Bond Fund Institutional Class	14.06%	5.34%	3.74%
PIMCO Credit Opportunities Bond Fund I-2	13.92%	5.22%	3.63%
PIMCO Credit Opportunities Bond Fund Class A	13.61%	4.93%	3.33%
PIMCO Credit Opportunities Bond Fund Class A (adjusted)	9.40%	4.13%	2.91%
PIMCO Credit Opportunities Bond Fund Class C	12.73%	4.13%	2.55%
PIMCO Credit Opportunities Bond Fund Class C (adjusted)	11.73%	4.13%	2.55%
3 Month USD LIBOR	0.56%	1.49%	0.94%
Lipper Absolute Return Bond Funds Average	12.95%	4.09%	3.07%

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares and 1.00% CDSC on Class C shares. For performance current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

The Fund’s total annual operating expense ratio in effect as of period end were 0.92% for Institutional Class shares, 1.02% for I-2 shares, 1.32% for Class A shares, and 2.07% for Class C shares. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

Investment Objective and Strategy Overview

PIMCO Credit Opportunities Bond Fund seeks maximum total return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 80% of its assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. Security selection, industry and sector allocation, and management of market risk within and across credit and corporate markets are expected to be the main drivers of returns over time. “Fixed Income Instruments” include bonds, debt securities, bank loans and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following affected performance (on a gross basis) during the reporting period:

»	Long exposure to financial companies contributed to performance, as the sector posted positive absolute returns.

»	Long exposure to the gaming sector contributed to performance, as the sector posted positive absolute returns.

»	Long exposure to the healthcare sector contributed to performance, as the sector posted positive absolute returns.

»	Long exposure to the building materials sector contributed to performance, as the sector posted positive absolute returns.

»	Long exposure to duration detracted from performance, as Treasury yields increased.

»	Short exposure to the retailer sector detracted from performance, as the sector posted positive absolute returns.

ANNUAL REPORT	|	MARCH 31, 2021	7

PIMCO Diversified Income Fund

Institutional Class - PDIIX	Administrative Class - PDAAX
I-2 - PDVPX	Class A - PDVAX
I-3 - PDNIX	Class C - PDICX

Cumulative Returns Through March 31, 2021

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Allocation Breakdown as of March 31, 2021†§

Corporate Bonds & Notes	45.7%

Sovereign Issues	15.2%

U.S. Treasury Obligations	12.4%

Short-Term Instruments‡	9.0%

U.S. Government Agencies	5.1%

Asset-Backed Securities	4.3%

Non-Agency Mortgage-Backed Securities	3.8%

Loan Participations and Assignments	2.4%

Preferred Securities	1.9%

Other	0.2%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended March 31, 2021

	1 Year	5 Years	10 Years	Fund Inception (07/31/03)
PIMCO Diversified Income Fund Institutional Class	12.15%	6.37%	5.42%	6.81%
PIMCO Diversified Income Fund I-2	12.04%	6.26%	5.31%	6.70%
PIMCO Diversified Income Fund I-3	11.98%	6.21%	5.26%	6.65%
PIMCO Diversified Income Fund Administrative Class	11.87%	6.10%	5.16%	6.54%
PIMCO Diversified Income Fund Class A	11.71%	5.94%	5.00%	6.38%
PIMCO Diversified Income Fund Class A (adjusted)	7.52%	5.14%	4.60%	6.15%
PIMCO Diversified Income Fund Class C	10.87%	5.15%	4.22%	5.59%
PIMCO Diversified Income Fund Class C (adjusted)	9.87%	5.15%	4.22%	5.59%
Bloomberg Barclays Global Credit Hedged USD Index	10.14%	5.06%	5.10%	5.32%
1/3 each — Bloomberg Barclays Global Aggregate Credit ex Emerging Markets, USD Hedged; ICE BofAML BB-B Rated Developed Markets High Yield Constrained Index, USD Hedged; and JPMorgan EMBI Global, USD Hedged	14.40%	5.59%	5.66%	6.60%
Lipper Multi-Sector Income Funds Average	15.60%	4.84%	4.39%	5.49%

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares and 1.00% CDSC on Class C shares. For performance current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

For periods prior to the inception date of a share class launched subsequent to the Fund’s inception date, the performance information shown is adjusted for the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by each respective share class.

The Fund’s total annual operating expense ratio in effect as of period end were 0.79% for Institutional Class shares, 0.89% for I-2 shares, 0.99% for I-3 shares, 1.04% for Administrative Class shares, 1.19% for Class A shares, and 1.94% for Class C shares. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

Investment Objective and Strategy Overview

PIMCO Diversified Income Fund seeks maximum total return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 65% of its total assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following affected performance (on a gross basis) during the reporting period:

»	Exposure to high yield credit via credit default swap index contributed to performance, as spreads tightened in the sector.

»	Exposure to non-Agency residential mortgage-backed securities contributed to performance, as spreads tightened in the sector.

»	Underweight exposure to the high yield industrials sector detracted from performance, as spreads tightened in the sector.

»	Underweight exposure to emerging markets detracted from performance as spreads tightened within emerging markets.

»	Underweight exposure to the investment grade industrials sector detracted from performance, as spreads tightened in the sector.

8	PIMCO CREDIT BOND FUNDS

PIMCO ESG Income Fund

Institutional Class - PEGIX	Class A - PEGAX
I-2 - PEGPX	Class C - PEGBX
I-3 - PEGQX

Cumulative Returns Through March 31, 2021

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Allocation Breakdown as of March 31, 2021†§

Corporate Bonds & Notes	34.5%

Non-Agency Mortgage-Backed Securities	20.1%

Short-Term Instruments‡	14.3%

U.S. Government Agencies	13.4%

Asset-Backed Securities	12.9%

Sovereign Issues	3.2%

Preferred Securities	1.3%

Other	0.3%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended March 31, 2021

Fund Inception (09/30/20)*
PIMCO ESG Income Fund Institutional Class	4.43%
PIMCO ESG Income Fund I-2	4.38%
PIMCO ESG Income Fund I-3	4.35%
PIMCO ESG Income Fund Class A	4.23%
PIMCO ESG Income Fund Class A (adjusted)	0.31%
PIMCO ESG Income Fund Class C	3.85%
PIMCO ESG Income Fund Class C (adjusted)	2.85%
Bloomberg Barclays U.S. Aggregate Index	(2.73)%
Lipper Multi-Sector Income Funds Average	3.63%

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

* Since Inception Cumulative return.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares and 1.00% CDSC on Class C shares. For performance current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

The Fund’s total annual operating expense ratio in effect as of period end were 0.57% for Institutional Class shares, 0.67% for I-2 shares, 0.77% for I-3 shares, 0.97% for Class A shares, and 1.72% for Class C shares. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

Investment Objective and Strategy Overview

The PIMCO ESG Income Fund seeks to maximize current income, while incorporating PIMCO’s ESG investment strategy, with long-term capital appreciation as a secondary objective, by investing under normal circumstances at least 65% of its total assets in a multi-sector portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The Fund will seek to maintain a high and consistent level of dividend income by investing in a broad array of fixed income sectors and utilizing income efficient implementation strategies. The capital appreciation sought by the Fund generally arises from decreases in interest rates or improving credit fundamentals for a particular sector or security.

The Fund will not invest in the securities of any non-governmental issuer determined by PIMCO to be engaged principally in the manufacturing of alcoholic beverages, tobacco products or military equipment, the operation of gambling casinos, the production or trade of pornographic materials, or in the oil industry, including extraction, production, and refining or the production, distribution of coal and coal fired generation. The Fund can invest in the securities of any issuer determined by PIMCO to be engaged principally in biofuel production, natural gas generation and sales and trading activities. To the extent possible on the basis of information available to PIMCO, an issuer will be deemed to be principally engaged in an activity if it derives more than 10% of its gross revenues from such activities. However, green labeled bonds from issuers involved in fossil fuel-related sectors may be permitted. Labeled green bonds are those issues with proceeds specifically earmarked to be used for climate and environmental projects. Labeled green bonds are often verified by a third party, which certifies that the bond will fund projects that include environmental benefits. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following affected performance (on a gross basis) during the reporting period:

»	Holdings of non-Agency mortgage-backed securities contributed to performance, as prices for these securities appreciated.

»	Holdings of investment grade corporate credit contributed to performance, as U.S. corporate investment grade spreads tightened.

»	Holdings of Agency mortgage-backed securities contributed to performance, as Agency mortgage-backed security spreads tightened.

»	Exposure to U.S. duration detracted from performance, as the U.S. yield curve steepened, with interest rates rising in the belly and the long-end of the curve.

»	Exposure to U.K. duration detracted from performance, as interest rates in the U.K. increased.

»	Exposure to a basket of emerging market currencies, including the Brazilian real, dectracted from performance, as the currencies depreciated in value versus the U.S. dollar.

ANNUAL REPORT	|	MARCH 31, 2021	9

PIMCO High Yield Spectrum Fund

Institutional Class - PHSIX	Class A - PHSAX
I-2 - PHSPX	Class C - PHSCX
I-3 - PHFNX

Cumulative Returns Through March 31, 2021

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Allocation Breakdown as of March 31, 2021†§

Corporate Bonds & Notes	88.1%

Short-Term Instruments‡	8.4%

Loan Participations and Assignments	1.5%

Preferred Securities	1.1%

Common Stocks	0.9%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended March 31, 2021

	1 Year	5 Years	10 Years	Fund Inception (09/15/10)
PIMCO High Yield Spectrum Fund Institutional Class	22.77%	7.69%	6.54%	7.09%
PIMCO High Yield Spectrum Fund I-2	22.65%	7.58%	6.44%	6.99%
PIMCO High Yield Spectrum Fund I-3	22.59%	7.53%	6.39%	6.94%
PIMCO High Yield Spectrum Fund Class A	22.35%	7.31%	6.17%	6.72%
PIMCO High Yield Spectrum Fund Class A (adjusted)	17.82%	6.49%	5.77%	6.33%
PIMCO High Yield Spectrum Fund Class C	21.44%	6.52%	5.39%	5.93%
PIMCO High Yield Spectrum Fund Class C (adjusted)	20.44%	6.52%	5.39%	5.93%
ICE BofAML Developed Markets High Yield Constrained (USD Hedged) Index	23.34%	7.81%	6.71%	7.09%
Lipper Global High Yield Funds Average	24.40%	6.44%	5.17%	5.47%	♦

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

♦ Average annual total return since 09/30/2010.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares and 1.00% CDSC on Class C shares. For performance current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

For periods prior to the inception date of a share class launched subsequent to the Fund’s inception date, the performance information shown is adjusted for the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by each respective share class.

The Fund’s total annual operating expense ratio in effect as of period end were 0.62% for Institutional Class shares, 0.72% for I-2 shares, 0.82% for I-3 shares, 0.97% for Class A shares, and 1.72% for Class C shares. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

Investment Objective and Strategy Overview

PIMCO High Yield Spectrum Fund seeks maximum total return, consistent with prudent investment management, by investing under normal circumstances at least 80% of its assets in high yield investments (“junk bonds”), which may be represented by convertibles, warrants, forwards or derivatives such as swap agreements. High yield investments include securities (i) rated below investment grade by each of Moody’s Investors Services, Inc. (“Moody’s”), Standard & Poor’s Ratings Services (“S&P”) or Fitch, Inc. (“Fitch”) that provides a rating on such investment or, if unrated, determined by PIMCO to be of comparable quality, or (ii) comprising the ICE BofAML Developed Markets High Yield Constrained (USD Hedged) Index (the “Benchmark”). The Fund may invest, without limitation, in Fixed Income Instruments and other securities of any rating below investment grade as rated by Moody’s, or equivalently rated by S&P or Fitch, or, if unrated, determined by PIMCO to be of comparable quality. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following affected performance (on a gross basis) during the reporting period:

»	Security selection in the healthcare sector contributed to performance, as the Fund’s healthcare positions outperformed the broader sector.

»	Security selection in the aerospace and defense sector contributed to performance, as the Fund’s aerospace and defense positions outperformed the broader sector.

»	Security selection in the consumer non-cyclicals sector contributed to performance, as the Fund’s consumer non-cyclical positions outperformed the broader sector.

»	Overweight exposure to the healthcare sector detracted from performance, as the sector underperformed the broader market.

»	Underweight exposure to the energy sector detracted from performance, as the sector outperformed the broader market.

»	Security selection in the telecommunications sector detracted from performance, as the Fund’s telecommunications positions underperformed the broader sector.

10	PIMCO CREDIT BOND FUNDS

PIMCO Long-Term Credit Bond Fund

Institutional Class - PTCIX
I-2 - PLCPX

Cumulative Returns Through March 31, 2021

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Allocation Breakdown as of March 31, 2021†§

Corporate Bonds & Notes	58.9%

U.S. Treasury Obligations	22.3%

Preferred Securities	4.6%

Sovereign Issues	3.8%

U.S. Government Agencies	3.2%

Loan Participations and Assignments	2.6%

Municipal Bonds & Notes	1.7%

Short-Term Instruments‡	1.4%

Other	1.5%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended March 31, 2021

	1 Year	5 Years	10 Years	Fund Inception (03/31/09)
PIMCO Long-Term Credit Bond Fund Institutional Class	9.84%	7.63%	8.44%	10.09%
PIMCO Long-Term Credit Bond Fund I-2	9.73%	7.52%	8.33%	9.98%
Bloomberg Barclays U.S. Long Credit Index	8.87%	6.69%	7.23%	8.98%
Lipper General Bond Funds Average	8.41%	4.94%	4.85%	6.96%

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. For performance current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

For periods prior to the inception date of a share class launched subsequent to the Fund’s inception date, the performance information shown is adjusted for the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by each respective share class.

The Fund’s total annual operating expense ratio in effect as of period end were 0.84% for Institutional Class shares, and 0.94% for I-2 shares. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

Investment Objective and Strategy Overview

PIMCO Long-Term Credit Bond Fund seeks total return which exceeds that of its benchmark, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 80% of its assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following affected performance (on a gross basis) during the reporting period:

»	Overweight exposure to the financials sector contributed to performance, as the sector outperformed the broader investment grade market.

»	Tactical exposure to emerging markets debt contributed to performance, as spreads tightened in the sector.

»	Overweight exposure to the wireless sector contributed to performance, as the sector outperformed the broader investment grade market.

»	Underweight exposure to the energy sector detracted from performance, as the sector outperformed the broader investment grade market.

»	Underweight exposure to the chemicals sector detracted from performance, as the sector outperformed the broader investment grade market.

ANNUAL REPORT	|	MARCH 31, 2021	11

PIMCO Low Duration Credit Fund

Institutional Class - PSRIX	Class A - PSRZX
I-2 - PSRPX	Class C - PSRWX

Cumulative Returns Through March 31, 2021

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Allocation Breakdown as of March 31, 2021†§

Loan Participations and Assignments	87.6%

Short-Term Instruments‡	8.6%

Corporate Bonds & Notes	3.7%

Common Stocks	0.1%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended March 31, 2021

	1 Year	5 Years	Fund Inception (04/29/11)
PIMCO Low Duration Credit Fund Institutional Class	11.85%	3.46%	3.28%
PIMCO Low Duration Credit Fund I-2	11.74%	3.36%	3.17%
PIMCO Low Duration Credit Fund Class A	11.52%	3.16%	2.97%
PIMCO Low Duration Credit Fund Class A (adjusted)	8.99%	2.69%	2.57%
PIMCO Low Duration Credit Fund Class C	10.68%	2.39%	2.21%
PIMCO Low Duration Credit Fund Class C (adjusted)	9.68%	2.39%	2.21%
50% ICE BofAML 1-5 Year US High Yield Constrained Index and 50% J.P. Morgan Leveraged Loan Index	21.53%	6.29%	5.00%
J.P. Morgan BB/B Leveraged Loan Index	18.50%	4.81%	4.20%
Lipper Loan Participation Funds Average	17.82%	4.12%	3.30%	♦

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

Effective May 3, 2021, the Fund’s broad-based securities market index is a blend of 50% ICE BofAML 1-5 Year US High Yield Constrained Index and 50% J.P. Morgan Leveraged Loan Index. The Fund’s new broad-based securities market index was selected as its use is more closely aligned with the Fund’s principal investment strategies. Prior to May 3, 2021, the Fund’s broad-based securities market index was the J.P. Morgan BB/B Leveraged Loan Index. Effective May 3, 2021, certain changes were made to the Fund’s principal investment strategies. The Fund’s performance information prior to May 3, 2021 relates only to the Fund’s former principal investment strategies.

♦ Average annual total return since 04/30/2011.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 2.25% on Class A shares and 1.00% CDSC on Class C shares. For performance current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

The Fund’s total annual operating expense ratio in effect as of period end were 0.75% for Institutional Class shares, 0.85% for I-2 shares, 1.05% for Class A shares, and 1.80% for Class C shares. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

Investment Objective and Strategy Overview

PIMCO Low Duration Credit Fund seeks a high level of current income, consistent with prudent investment management. Effective May 3, 2021, the Fund seeks to achieve its investment objective by investing under normal circumstances at least 80% of its assets in a diversified portfolio of Fixed Income Instruments. Prior to May 3, 2021, the Fund sought to achieve its investment objective by investing under normal circumstances at least 80% of its assets in a diversified portfolio of floating or adjustable rate senior secured loans, senior corporate debt and other senior Fixed Income Instruments that effectively enable the Fund to achieve a floating rate of income. “Fixed Income Instruments” include bank loans, bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. entities. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following affected performance (on a gross basis) during the reporting period:

»	Tactical allocation to investment grade credit contributed to performance.

»	Security selection in the gaming, lodging, and leisure sector contributed to performance, as the Fund’s gaming, lodging, and leisure positions outperformed the broader sector.

»	Underweight exposure to the cable and satellite sector contributed to performance, as the sector underperformed the broader market.

»	Security selection in the healthcare sector detracted from performance, as the Fund’s healthcare positions underperformed the broader sector.

»	Security selection in the telecommunications sector detracted from performance, as the Fund’s telecommunication positions underperformed the broader sector.

»	Security selection in the services sector detracted from performance, as the Fund’s services positions underperformed the broader sector.

12	PIMCO CREDIT BOND FUNDS

PIMCO Low Duration Income Fund

Institutional Class - PFIIX	Class A - PFIAX
I-2 - PFTPX	Class C - PFNCX
I-3 - PFNIX	Class C-2 - PLDCX

Cumulative Returns Through March 31, 2021

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Allocation Breakdown as of March 31, 2021†§

U.S. Government Agencies	34.5%

Corporate Bonds & Notes	23.5%

Asset-Backed Securities	12.7%

Non-Agency Mortgage-Backed Securities	9.2%

U.S. Treasury Obligations	7.2%

Sovereign Issues	7.0%

Loan Participations and Assignments	3.5%

Preferred Securities	1.0%

Short-Term Instruments‡	1.0%

Other	0.4%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended March 31, 2021

	1 Year	5 Years	10 Years	Fund Inception (07/30/04)
PIMCO Low Duration Income Fund Institutional Class	12.72%	6.25%	3.69%	3.95%
PIMCO Low Duration Income Fund I-2	12.61%	6.15%	3.58%	3.84%
PIMCO Low Duration Income Fund I-3	12.57%	6.11%	3.58%	3.85%
PIMCO Low Duration Income Fund Class A	12.28%	5.83%	3.27%	3.53%
PIMCO Low Duration Income Fund Class A (adjusted)	9.79%	5.34%	3.04%	3.39%
PIMCO Low Duration Income Fund Class C	11.95%	5.51%	2.97%	3.21%
PIMCO Low Duration Income Fund Class C (adjusted)	10.95%	5.51%	2.97%	3.21%
PIMCO Low Duration Income Fund Class C-2	11.71%	5.29%	2.77%	3.04%
PIMCO Low Duration Income Fund Class C-2 (adjusted)	10.71%	5.29%	2.77%	3.04%
Bloomberg Barclays U.S. Aggregate 1-3 Years Index	1.19%	1.96%	1.57%	2.50%	♦
Lipper Short Investment Grade Debt Funds Average	6.48%	2.43%	1.85%	2.46%	♦

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

♦ Average annual total return since 07/31/2004.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 2.25% on Class A shares, 1.00% CDSC on Class C and Class C-2 shares. For performance current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

For periods prior to the inception date of a share class launched subsequent to the Fund’s inception date, the performance information shown is adjusted for the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by each respective share class.

The Fund’s total annual operating expense ratio in effect as of period end were 0.55% for Institutional Class shares, 0.65% for I-2 shares, 0.75% for I-3 shares, 0.95% for Class A shares, 1.25% for Class C shares and 1.45% for Class C-2 shares. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

Investment Objective and Strategy Overview

PIMCO Low Duration Income Fund seeks to maximize current income, with long-term capital appreciation as a secondary objective, by investing under normal circumstances at least 65% of its total assets in a multi-sector portfolio of Fixed Income Securities of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following affected performance (on a gross basis) during the reporting period:

»	Holdings of investment grade corporate credit contributed to performance, as these securities posted positive total returns.

»	Holdings of non-agency mortgage backed securities contributed to performance, as prices for these securities appreciated.

»	Holding of high yield corporate credit contributed to performance, as these securities posted positive returns.

»

Holdings of emerging market external debt contributed to performance. The JP Morgan Emerging Market Bond Index (EMBI Global) which generally tracks the total return for U.S. dollar denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities, posted positive returns.

»	Exposure to several Latin American currencies, including the Argentine peso and Brazilian real, detracted from performance, as these currencies depreciated versus the U.S. dollar.

»	Modest exposure to Austrialian duration detracted from performance, as interest rates in Australia increased.

ANNUAL REPORT	|	MARCH 31, 2021	13

PIMCO Preferred and Capital Securities Fund

Institutional Class - PFINX	Class A - PFANX
I-2 - PFPNX	Class C - PFCJX
I-3 - PFNNX

Cumulative Returns Through March 31, 2021

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Allocation Breakdown as of March 31, 2021†§

Corporate Bonds & Notes	46.1%

Preferred Securities	43.5%

Short-Term Instruments‡	8.4%

Common Stocks	2.0%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended March 31, 2021

	1 Year	5 Years	Fund Inception (04/13/15)
PIMCO Preferred and Capital Securities Fund Institutional Class	24.86%	9.29%	7.39%
PIMCO Preferred and Capital Securities Fund I-2	24.70%	9.14%	7.29%
PIMCO Preferred and Capital Securities Fund I-3	24.82%	9.13%	7.24%
PIMCO Preferred and Capital Securities Fund Class A	24.46%	8.90%	7.02%
PIMCO Preferred and Capital Securities Fund Class A (adjusted)	19.77%	8.06%	6.34%
PIMCO Preferred and Capital Securities Fund Class C	23.66%	8.12%	6.24%
PIMCO Preferred and Capital Securities Fund Class C (adjusted)	22.66%	8.12%	6.24%
70% ICE BofAML 8% Constrained Core West Preferred & Jr Subordinated Securities Index (P8JC) and 30% ICE BofAML Contingent Capital Index (COCO)	22.99%	7.71%	6.68%
Lipper Flexible Income Funds Average	22.63%	5.77%	4.82%	♦

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

♦ Average annual total return since 04/30/2015.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares and 1.00% CDSC on Class C shares. For performance current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

For periods prior to the inception date of a share class launched subsequent to the Fund’s inception date, the performance information shown is adjusted for the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by each respective share class.

The Fund’s total annual operating expense ratio in effect as of period end, which includes the Acquired Fund Fees and Expenses (Commodity Subsidiary expenses), were 0.88% for Institutional Class shares, 0.98% for I-2 shares, 1.08% for I-3 shares, 1.23% for Class A shares, and 1.98% for Class C shares. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

Investment Objective and Strategy Overview

PIMCO Preferred and Capital Securities Fund seeks maximum total return, consistent with prudent investment management, by investing under normal circumstances at least 80% of its assets in a diversified portfolio of preferred securities and Capital Securities. “Capital Securities” include securities issued by U.S. and non-U.S. financial institutions (including, but not limited to, banks and insurance companies) that can be used to satisfy their regulatory capital requirements. Capital Securities may be represented by forwards or derivatives such as options, futures contracts or swap agreements. The Fund will invest under normal circumstances at least 25% of its net assets in preferred securities. Assets not invested in preferred securities or Capital Securities may be invested in other types of Fixed Income Instruments, including derivative Fixed Income Instruments. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following affected performance (on a gross basis) during the reporting period:

»	Overweight exposure to Dutch Additional Tier 1 securities contributed to performance, as the sector posted positive returns.

»	Overweight exposure to United Kingdom Additional Tier 1 securities contributed to performance, as the sector posted positive returns.

»	Overweight exposure to Spanish Additional Tier 1 securities contributed to performance, as the sector posted positive returns.

»	Underweight exposure to $25 par retail preferred securities detracted from performance, as the sector posted positive returns.

»	Underweight exposure to insurance capital securities detracted from performance, as the sector posted positive returns.

»	Underweight exposure to German Additional Tier 1 securities detracted from performance, as the sector posted positive returns.

14	PIMCO CREDIT BOND FUNDS

Expense Examples

Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and exchange fees and (2) ongoing costs, including investment advisory fees, supervisory and administrative fees, distribution and/or service (12b-1) fees (if applicable), and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for all Funds and share classes is from October 1, 2020 to March 31, 2021 unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the appropriate row for your share class, in the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any Acquired Fund Fees and Expenses or transactional costs, such as sales charges (loads) on purchase payments and exchange fees, if any. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the investment advisory fees and supervisory and administrative fees, such as fees and expenses of the independent trustees and their counsel, extraordinary expenses and interest expense.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (10/01/20)	Ending Account Value (03/31/21)	Expenses Paid During Period*	Beginning Account Value (10/01/20)	Ending Account Value (03/31/21)	Expenses Paid During Period*	Net Annualized Expense Ratio**

PIMCO Credit Opportunities Bond Fund
Institutional Class	$1,000.00	$1,039.40	$4.58	$1,000.00	$1,020.44	$4.53	0.90%
I-2	1,000.00	1,038.10	5.08	1,000.00	1,019.95	5.04	1.00
Class A	1,000.00	1,037.10	6.60	1,000.00	1,018.45	6.54	1.30
Class C	1,000.00	1,033.10	10.39	1,000.00	1,014.71	10.30	2.05

PIMCO Diversified Income Fund
Institutional Class	$1,000.00	$1,018.60	$3.88	$1,000.00	$1,021.09	$3.88	0.77%
I-2	1,000.00	1,018.10	4.38	1,000.00	1,020.59	4.38	0.87
I-3	1,000.00	1,017.90	4.63	1,000.00	1,020.34	4.63	0.92
Administrative Class	1,000.00	1,017.40	5.13	1,000.00	1,019.85	5.14	1.02
Class A	1,000.00	1,016.60	5.88	1,000.00	1,019.10	5.89	1.17
Class C	1,000.00	1,012.80	9.64	1,000.00	1,015.36	9.65	1.92

PIMCO ESG Income Fund(a)
Institutional Class	$1,000.00	$1,044.30	$2.65	$1,000.00	$1,022.34	$2.62	0.52%
I-2	1,000.00	1,043.80	3.16	1,000.00	1,021.84	3.13	0.62
I-3	1,000.00	1,043.50	3.41	1,000.00	1,021.59	3.38	0.67
Class A	1,000.00	1,042.30	4.68	1,000.00	1,020.34	4.63	0.92
Class C	1,000.00	1,038.50	8.49	1,000.00	1,016.60	8.40	1.67

ANNUAL REPORT	|	MARCH 31, 2021	15

Expense Examples	(Cont.)

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (10/01/20)	Ending Account Value (03/31/21)	Expenses Paid During Period*	Beginning Account Value (10/01/20)	Ending Account Value (03/31/21)	Expenses Paid During Period*	Net Annualized Expense Ratio**

PIMCO High Yield Spectrum Fund
Institutional Class	$1,000.00	$1,080.00	$3.16	$1,000.00	$1,021.89	$3.07	0.61%
I-2	1,000.00	1,079.50	3.68	1,000.00	1,021.39	3.58	0.71
I-3	1,000.00	1,079.20	3.94	1,000.00	1,021.14	3.83	0.76
Class A	1,000.00	1,078.10	4.97	1,000.00	1,020.14	4.84	0.96
Class C	1,000.00	1,074.10	8.84	1,000.00	1,016.40	8.60	1.71

PIMCO Long-Term Credit Bond Fund
Institutional Class	$1,000.00	$966.40	$2.79	$1,000.00	$1,022.09	$2.87	0.57%
I-2	1,000.00	965.90	3.28	1,000.00	1,021.59	3.38	0.67

PIMCO Low Duration Credit Fund
Institutional Class	$1,000.00	$1,036.20	$3.76	$1,000.00	$1,021.24	$3.73	0.74%
I-2	1,000.00	1,035.70	4.26	1,000.00	1,020.74	4.23	0.84
Class A	1,000.00	1,034.70	5.28	1,000.00	1,019.75	5.24	1.04
Class C	1,000.00	1,030.80	9.06	1,000.00	1,016.01	9.00	1.79

PIMCO Low Duration Income Fund
Institutional Class	$1,000.00	$1,043.30	$2.70	$1,000.00	$1,022.29	$2.67	0.53%
I-2	1,000.00	1,042.70	3.21	1,000.00	1,021.79	3.18	0.63
I-3	1,000.00	1,042.50	3.46	1,000.00	1,021.54	3.43	0.68
Class A	1,000.00	1,041.20	4.73	1,000.00	1,020.29	4.68	0.93
Class C	1,000.00	1,039.60	6.25	1,000.00	1,018.80	6.19	1.23
Class C-2(b)	1,000.00	1,038.60	6.43	1,000.00	1,015.75	6.36	1.43

PIMCO Preferred and Capital Securities Fund (Consolidated)
Institutional Class	$1,000.00	$1,077.70	$4.14	$1,000.00	$1,020.94	$4.03	0.80%
I-2	1,000.00	1,077.20	4.66	1,000.00	1,020.44	4.53	0.90
I-3	1,000.00	1,076.80	4.92	1,000.00	1,020.19	4.78	0.95
Class A	1,000.00	1,076.30	5.95	1,000.00	1,019.20	5.79	1.15
Class C	1,000.00	1,072.50	9.82	1,000.00	1,015.46	9.55	1.90

* Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

** Net Annualized Expense Ratio is reflective of any applicable contractual fee waivers and/or expense reimbursements or voluntary fee waivers. Details regarding fee waivers, if any, can be found in Note 9, Fees and Expenses, in the Notes to Financial Statements.

(a) The Beginning Account Value is reflective as of 09/30/20 which is the Fund’s inception date.

(b) The Beginning Account Value is reflective as of 10/21/20 for Actual expense. Expenses paid in the Actual expense section are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 161/365 for Class C-2 shares of the PIMCO Low Duration Income Fund (to reflect the period since the inception date of 10/21/20). Hypothetical expenses reflect an amount as if the class had been operational for the entire fiscal half year.

16	PIMCO CREDIT BOND FUNDS

Benchmark Descriptions

Index*	Benchmark Description

50% ICE BofAML 1-5 Year US High Yield Constrained Index and 50% J.P. Morgan Leveraged Loan Index	The benchmark is a blend of 50% ICE BofAML 1-5 Year US High Yield Constrained Index and 50% J.P. Morgan Leveraged Loan Index. The ICE BofAML 1-5 Year US High Yield Constrained Index is designed to track the performance of short-term U.S. dollar denominated below investment grade corporate debt publicly issued in the U.S. domestic market with at least one year and less than five years remaining term to final maturity, at least 18 months to final maturity at issuance, a fixed coupon schedule and a minimum amount outstanding of $250 million. The J.P. Morgan Leveraged Loan Index is designed to mirror the investable universe of USD institutional leveraged loans and is comprised of issuers domiciled across global markets (the international component is comprised of developed market-domiciled issuers only).

1/3 each — Bloomberg Barclays Global Aggregate Credit ex Emerging Markets, USD Hedged; ICE BofAML BB-B Rated Developed Markets High Yield Constrained Index, USD Hedged; and JPMorgan EMBI Global, USD Hedged	The Bloomberg Barclays Global Aggregate Credit ex Emerging Markets (USD Hedged) provides a broad-based measure of the global developed markets investment-grade fixed income markets. The ICE BofAML BB-B Rated Developed Markets High Yield Constrained Index (USD Hedged) tracks the performance of below investment grade bonds of corporate issuers domiciled in developed market countries rated BB1 through B3, based on an average of Moody’s, S&P and Fitch. Qualifying bonds are capitalization-weighted provided the total allocation to an individual issuer (defined by Bloomberg tickers) does not exceed 2%. Issuers that exceed the limit are reduced to 2% and the face value of each of their bonds is adjusted on a pro-rata basis. Similarly, the face value of bonds of all other issuers that fall below the 2% cap are increased on a pro-rata basis. The index is rebalanced on the last calendar day of the month. The JPMorgan EMBI Global (USD Hedged) tracks total returns for U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities, Brady bonds, loans, Eurobonds and local market instruments.

3 Month USD LIBOR	The 3 Month USD LIBOR (London Interbank Offered Rate) is an average interest rate, determined by the ICE Benchmark Administration, that banks charge one another for the use of short-term money (3 months) in England’s Eurodollar market.

70% ICE BofAML 8% Constrained Core West Preferred & Jr Subordinated Securities Index (P8JC) and 30% ICE BofAML Contingent Capital Index (COCO)	The benchmark is a blend of 70% ICE BofAML 8% Constrained Core West Preferred & Jr Subordinated Securities Index (P8JC) and 30% ICE BofAML Contingent Capital Index (COCO). The ICE BofAML 8% Constrained Core West Preferred & Jr Subordinated Securities Index tracks the performance of US dollar denominated high grade and high yield preferred securities and deeply subordinated corporate debt issued in the US domestic market. Qualifying securities must be rated at least B3, based on an average of Moody’s, S&P and Fitch and have a country of risk of either the U.S. or a Western European country. Qualifying preferred securities must be issued as public securities or through a 144a filing, must have a fixed or floating dividend schedule and must have a minimum amount outstanding of $100 million. The ICE BofAML Contingent Capital Index tracks the performance of investment grade and below investment grade contingent capital debt publicly issued in the major domestic and eurobond markets. Qualifying securities must have a capital-dependent conversion feature and must be rated by either Moody’s, S&P or Fitch. In addition, qualifying securities must have at least one month remaining term to final maturity and at least 18 months to maturity at point of issuance. For investment grade debt, qualifying currencies and their respective minimum size requirements (in local currency terms) are: AUD 100 million; CAD 100 million; EUR 250 million; JPY 20 billion; GBP 100 million; and USD 250 million. For below investment grade debt, minimum size requirements are CAD 100 million, EUR 100 million, GBP 50 million, or USD 100 million.

Bloomberg Barclays Global Credit Hedged USD Index	Bloomberg Barclays Global Credit Hedged USD contains investment grade and high yield credit securities from the Multiverse represented in US Dollars on a hedged basis, (Multiverse is the merger of two groups: the Global Aggregate and the Global High Yield).

Bloomberg Barclays U.S. Aggregate 1-3 Years Index	Bloomberg Barclays U.S. Aggregate 1-3 Years Index represents securities that are SEC-registered, taxable, and dollar denominated with a maturity between one and three years. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities.

Bloomberg Barclays U.S. Aggregate Index	Bloomberg Barclays U.S. Aggregate Index represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis.

ANNUAL REPORT	|	MARCH 31, 2021	17

Benchmark Descriptions	(Cont.)

Index*	Benchmark Description

Bloomberg Barclays U.S. Long Credit Index	Bloomberg Barclays U.S. Long Credit Index includes both corporate and non-corporate sectors with maturities equal to or greater than 10 years. The corporate sectors are Industrial, Utility, and Finance, which include both U.S. and non-U.S. corporations. The non-corporate sectors are Sovereign, Supranational, Foreign Agency, and Foreign Local Government.

ICE BofAML Developed Markets High Yield Constrained (USD Hedged) Index	The ICE BofAML Developed Markets High Yield Constrained (USD Hedged) Index is a subcomponent of the ICE BofAML Global High Yield Constrained (USD Hedged) Index that excludes all non-developed countries.

J.P. Morgan BB/B Leveraged Loan Index	The J.P. Morgan BB/B Leveraged Loan Index is a subset of the broader Leveraged Loan Index, and as such follows all of the same inclusion rules, loan selection methodology and the rebalance process, with the sole exception being the tranche rating criteria.

* It is not possible to invest directly in an unmanaged index.

18	PIMCO CREDIT BOND FUNDS

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ANNUAL REPORT	|	MARCH 31, 2021	19

Financial Highlights

		Investment Operations			Less Distributions(c)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period(a)	Net Investment Income (Loss)(b)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total

PIMCO Credit Opportunities Bond Fund
Institutional Class

03/31/2021	$9.07	$0.30	$0.97	$1.27	$(0.35)	$0.00	$0.00	$(0.35)

03/31/2020	9.90	0.41	(0.85)	(0.44)	(0.39)	0.00	0.00	(0.39)

03/31/2019	10.08	0.46	(0.19)	0.27	(0.45)	0.00	0.00	(0.45)

03/31/2018	10.04	0.38	0.06	0.44	(0.40)	0.00	0.00	(0.40)

03/31/2017	9.32	0.44	0.59	1.03	(0.31)	0.00	0.00	(0.31)
I-2

03/31/2021	9.03	0.29	0.96	1.25	(0.34)	0.00	0.00	(0.34)

03/31/2020	9.86	0.40	(0.84)	(0.44)	(0.39)	0.00	0.00	(0.39)

03/31/2019	10.05	0.45	(0.20)	0.25	(0.44)	0.00	0.00	(0.44)

03/31/2018	10.01	0.38	0.05	0.43	(0.39)	0.00	0.00	(0.39)

03/31/2017	9.30	0.42	0.60	1.02	(0.31)	0.00	0.00	(0.31)
Class A

03/31/2021	9.08	0.26	0.97	1.23	(0.31)	0.00	0.00	(0.31)

03/31/2020	9.91	0.37	(0.84)	(0.47)	(0.36)	0.00	0.00	(0.36)

03/31/2019	10.10	0.42	(0.20)	0.22	(0.41)	0.00	0.00	(0.41)

03/31/2018	10.06	0.35	0.05	0.40	(0.36)	0.00	0.00	(0.36)

03/31/2017	9.34	0.42	0.58	1.00	(0.28)	0.00	0.00	(0.28)
Class C

03/31/2021	8.95	0.18	0.95	1.13	(0.23)	0.00	0.00	(0.23)

03/31/2020	9.78	0.30	(0.84)	(0.54)	(0.29)	0.00	0.00	(0.29)

03/31/2019	9.96	0.34	(0.19)	0.15	(0.33)	0.00	0.00	(0.33)

03/31/2018	9.94	0.26	0.05	0.31	(0.29)	0.00	0.00	(0.29)

03/31/2017	9.26	0.33	0.58	0.91	(0.23)	0.00	0.00	(0.23)

PIMCO Diversified Income Fund
Institutional Class

03/31/2021	$10.21	$0.34	$0.89	$1.23	$(0.40)	$0.00	$0.00	$(0.40)

03/31/2020	10.86	0.35	(0.48)	(0.13)	(0.50)	(0.02)	0.00	(0.52)

03/31/2019	10.77	0.37	0.20	0.57	(0.48)	0.00	0.00	(0.48)

03/31/2018	10.78	0.37	0.14	0.51	(0.51)	0.00	(0.01)	(0.52)

03/31/2017	10.15	0.47	0.68	1.15	(0.52)	0.00	0.00	(0.52)
I-2

03/31/2021	10.21	0.33	0.89	1.22	(0.39)	0.00	0.00	(0.39)

03/31/2020	10.86	0.34	(0.48)	(0.14)	(0.49)	(0.02)	0.00	(0.51)

03/31/2019	10.77	0.35	0.20	0.55	(0.46)	0.00	0.00	(0.46)

03/31/2018	10.78	0.35	0.15	0.50	(0.50)	0.00	(0.01)	(0.51)

03/31/2017	10.15	0.46	0.68	1.14	(0.51)	0.00	0.00	(0.51)
I-3

03/31/2021	10.21	0.32	0.90	1.22	(0.39)	0.00	0.00	(0.39)

03/31/2020	10.86	0.34	(0.49)	(0.15)	(0.48)	(0.02)	0.00	(0.50)

04/27/2018 - 03/31/2019	10.72	0.35	0.22	0.57	(0.43)	0.00	0.00	(0.43)
Administrative Class

03/31/2021	10.21	0.31	0.90	1.21	(0.38)	0.00	0.00	(0.38)

03/31/2020	10.86	0.33	(0.49)	(0.16)	(0.47)	(0.02)	0.00	(0.49)

03/31/2019	10.77	0.36	0.18	0.54	(0.45)	0.00	0.00	(0.45)

03/31/2018	10.78	0.34	0.14	0.48	(0.48)	0.00	(0.01)	(0.49)

03/31/2017	10.15	0.44	0.68	1.12	(0.49)	0.00	0.00	(0.49)
Class A

03/31/2021	10.21	0.29	0.90	1.19	(0.36)	0.00	0.00	(0.36)

03/31/2020	10.86	0.31	(0.49)	(0.18)	(0.45)	(0.02)	0.00	(0.47)

03/31/2019	10.77	0.32	0.20	0.52	(0.43)	0.00	0.00	(0.43)

03/31/2018	10.78	0.32	0.14	0.46	(0.46)	0.00	(0.01)	(0.47)

03/31/2017	10.15	0.43	0.68	1.11	(0.48)	0.00	0.00	(0.48)
Class C

03/31/2021	10.21	0.21	0.90	1.11	(0.28)	0.00	0.00	(0.28)

03/31/2020	10.86	0.23	(0.49)	(0.26)	(0.37)	(0.02)	0.00	(0.39)

03/31/2019	10.77	0.24	0.20	0.44	(0.35)	0.00	0.00	(0.35)

03/31/2018	10.78	0.24	0.14	0.38	(0.38)	0.00	(0.01)	(0.39)

03/31/2017	10.15	0.35	0.68	1.03	(0.40)	0.00	0.00	(0.40)

20	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Asset Value End of Year or Period(a)	Total Return(a)	Net Assets End of Year or Period (000s)	Expenses	Expenses Excluding Waivers	Expenses Excluding Interest Expense	Expenses Excluding Interest Expense and Waivers	Net Investment Income (Loss)	Portfolio Turnover Rate

$9.99	14.06%	$268,038	0.90%	0.90%	0.90%	0.90%	3.10%	99%

9.07	(4.69)	232,487	0.92	0.92	0.90	0.90	4.13	138

9.90	2.77	289,576	0.93	0.93	0.90	0.90	4.60	110

10.08	4.38	353,288	0.91	0.91	0.90	0.90	3.72	100

10.04	11.23	342,617	0.91	0.91	0.90	0.90	4.50	146

9.94	13.92	115,116	1.00	1.00	1.00	1.00	3.01	99

9.03	(4.78)	55,030	1.02	1.02	1.00	1.00	4.03	138

9.86	2.58	47,743	1.03	1.03	1.00	1.00	4.51	110

10.05	4.33	58,119	1.01	1.01	1.00	1.00	3.71	100

10.01	11.10	28,172	1.01	1.01	1.00	1.00	4.25	146

10.00	13.61	19,542	1.30	1.30	1.30	1.30	2.68	99

9.08	(5.01)	19,607	1.32	1.32	1.30	1.30	3.73	138

9.91	2.24	23,099	1.33	1.33	1.30	1.30	4.20	110

10.10	4.03	30,228	1.31	1.31	1.30	1.30	3.41	100

10.06	10.79	10,740	1.31	1.31	1.30	1.30	4.30	146

9.85	12.73	3,866	2.05	2.05	2.05	2.05	1.91	99

8.95	(5.75)	5,206	2.07	2.07	2.05	2.05	3.00	138

9.78	1.63	5,834	2.08	2.08	2.05	2.05	3.45	110

9.96	3.13	7,532	2.06	2.06	2.05	2.05	2.58	100

9.94	9.91	6,835	2.06	2.06	2.05	2.05	3.43	146

$11.04	12.15%	$4,132,019	0.77%	0.77%	0.75%	0.75%	3.04%	110%

10.21	(1.45)	2,852,619	0.79	0.79	0.75	0.75	3.19	127

10.86	5.45	2,627,609	0.79	0.79	0.75	0.75	3.45	105

10.77	4.75	2,558,977	0.77	0.77	0.75	0.75	3.36	146

10.78	11.53	2,383,388	0.77	0.77	0.76	0.76	4.42	156

11.04	12.04	670,322	0.87	0.87	0.85	0.85	2.94	110

10.21	(1.55)	335,490	0.89	0.89	0.85	0.85	3.07	127

10.86	5.34	169,410	0.89	0.89	0.85	0.85	3.35	105

10.77	4.64	129,856	0.87	0.87	0.85	0.85	3.25	146

10.78	11.42	84,476	0.87	0.87	0.86	0.86	4.27	156

11.04	11.98	27,498	0.92	0.97	0.90	0.95	2.88	110

10.21	(1.60)	13,637	0.94	0.99	0.90	0.95	3.03	127

10.86	5.47	3,619	0.94 *	0.99 *	0.90 *	0.95 *	3.55 *	105

11.04	11.87	10,752	1.02	1.02	1.00	1.00	2.83	110

10.21	(1.70)	159,259	1.04	1.04	1.00	1.00	2.94	127

10.86	5.19	155,936	1.04	1.04	1.00	1.00	3.36	105

10.77	4.49	10,049	1.02	1.02	1.00	1.00	3.12	146

10.78	11.25	12,535	1.02	1.02	1.01	1.01	4.09	156

11.04	11.71	361,780	1.17	1.17	1.15	1.15	2.64	110

10.21	(1.84)	297,090	1.19	1.19	1.15	1.15	2.78	127

10.86	5.03	251,911	1.19	1.19	1.15	1.15	3.04	105

10.77	4.33	260,394	1.17	1.17	1.15	1.15	2.97	146

10.78	11.09	167,491	1.17	1.17	1.16	1.16	4.02	156

11.04	10.87	67,889	1.92	1.92	1.90	1.90	1.89	110

10.21	(2.58)	77,114	1.94	1.94	1.90	1.90	2.04	127

10.86	4.25	73,261	1.94	1.94	1.90	1.90	2.29	105

10.77	3.56	82,085	1.92	1.92	1.90	1.90	2.22	146

10.78	10.26	104,368	1.92	1.92	1.91	1.91	3.29	156

ANNUAL REPORT	|	MARCH 31, 2021	21

Financial Highlights	(Cont.)

		Investment Operations			Less Distributions(c)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period(a)	Net Investment Income (Loss)(b)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total

PIMCO ESG Income Fund
Institutional Class

09/30/2020 - 03/31/2021	$10.00	$0.10	$0.34	$0.44	$(0.09)	$0.00	$0.00	$(0.09)
I-2

09/30/2020 - 03/31/2021	10.00	0.09	0.35	0.44	(0.09)	0.00	0.00	(0.09)
I-3

09/30/2020 - 03/31/2021	10.00	0.09	0.34	0.43	(0.08)	0.00	0.00	(0.08)
Class A

09/30/2020 - 03/31/2021	10.00	0.07	0.35	0.42	(0.07)	0.00	0.00	(0.07)
Class C

09/30/2020 - 03/31/2021	10.00	0.03	0.35	0.38	(0.03)	0.00	0.00	(0.03)

PIMCO High Yield Spectrum Fund
Institutional Class

03/31/2021	$8.58	$0.45	$1.47	$1.92	$(0.47)	$0.00	$0.00	$(0.47)

03/31/2020	9.71	0.54	(1.12)	(0.58)	(0.55)	0.00	0.00	(0.55)

03/31/2019	9.78	0.57	(0.07)	0.50	(0.57)	0.00	0.00	(0.57)

03/31/2018	9.93	0.55	(0.14)	0.41	(0.30)	0.00	(0.26)	(0.56)

03/31/2017	9.22	0.58	0.77	1.35	(0.64)	0.00	0.00	(0.64)
I-2

03/31/2021	8.58	0.44	1.47	1.91	(0.46)	0.00	0.00	(0.46)

03/31/2020	9.71	0.52	(1.11)	(0.59)	(0.54)	0.00	0.00	(0.54)

03/31/2019	9.78	0.56	(0.06)	0.50	(0.57)	0.00	0.00	(0.57)

03/31/2018	9.93	0.54	(0.14)	0.40	(0.29)	0.00	(0.26)	(0.55)

03/31/2017	9.22	0.57	0.77	1.34	(0.63)	0.00	0.00	(0.63)
I-3

03/31/2021	8.58	0.43	1.48	1.91	(0.46)	0.00	0.00	(0.46)

03/31/2020	9.71	0.52	(1.12)	(0.60)	(0.53)	0.00	0.00	(0.53)

04/27/2018 - 03/31/2019	9.81	0.52	(0.10)	0.42	(0.52)	0.00	0.00	(0.52)
Class A

03/31/2021	8.58	0.42	1.47	1.89	(0.44)	0.00	0.00	(0.44)

03/31/2020	9.71	0.50	(1.12)	(0.62)	(0.51)	0.00	0.00	(0.51)

03/31/2019	9.78	0.54	(0.07)	0.47	(0.54)	0.00	0.00	(0.54)

03/31/2018	9.93	0.52	(0.14)	0.38	(0.27)	0.00	(0.26)	(0.53)

03/31/2017	9.22	0.54	0.77	1.31	(0.60)	0.00	0.00	(0.60)
Class C

03/31/2021	8.58	0.36	1.46	1.82	(0.37)	0.00	0.00	(0.37)

03/31/2020	9.71	0.42	(1.11)	(0.69)	(0.44)	0.00	0.00	(0.44)

03/31/2019	9.78	0.47	(0.07)	0.40	(0.47)	0.00	0.00	(0.47)

03/31/2018	9.93	0.44	(0.14)	0.30	(0.19)	0.00	(0.26)	(0.45)

03/31/2017	9.22	0.47	0.77	1.24	(0.53)	0.00	0.00	(0.53)

PIMCO Long-Term Credit Bond Fund
Institutional Class

03/31/2021	$12.08	$0.50	$0.74	$1.24	$(0.58)	$(0.46)	$0.00	$(1.04)

03/31/2020	11.69	0.48	0.54	1.02	(0.59)	(0.04)	0.00	(0.63)

03/31/2019	11.83	0.49	0.08	0.57	(0.49)	(0.15)	(0.07)	(0.71)

03/31/2018	11.63	0.53	0.25	0.78	(0.58)	0.00	0.00	(0.58)

03/31/2017	11.40	0.56	0.32	0.88	(0.60)	0.00	(0.05)	(0.65)
I-2

03/31/2021	12.08	0.49	0.73	1.22	(0.56)	(0.46)	0.00	(1.02)

03/31/2020	11.69	0.47	0.54	1.01	(0.58)	(0.04)	0.00	(0.62)

03/31/2019	11.83	0.48	0.08	0.56	(0.48)	(0.15)	(0.07)	(0.70)

03/31/2018	11.63	0.52	0.25	0.77	(0.57)	0.00	0.00	(0.57)

03/31/2017	11.40	0.54	0.33	0.87	(0.59)	0.00	(0.05)	(0.64)

PIMCO Low Duration Credit Fund
Institutional Class

03/31/2021	$8.63	$0.31	$0.70	$1.01	$(0.33)	$0.00	$0.00	$(0.33)

03/31/2020	9.73	0.43	(1.06)	(0.63)	(0.47)	0.00	0.00	(0.47)

03/31/2019	9.90	0.41	(0.14)	0.27	(0.44)	0.00	0.00	(0.44)

03/31/2018	9.94	0.35	0.01	0.36	(0.38)	0.00	(0.02)	(0.40)

03/31/2017	9.65	0.35	0.31	0.66	(0.37)	0.00	0.00	(0.37)

22	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Asset Value End of Year or Period(a)	Total Return(a)	Net Assets End of Year or Period (000s)	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expense		Expenses Excluding Interest Expense and Waivers		Net Investment Income (Loss)		Portfolio Turnover Rate

$10.35	4.43%	$37,125	0.52	%*	1.14	%*	0.50	%*	1.12	%*	1.87	%*	135%

10.35	4.38	1,421	0.62	*	1.24	*	0.60	*	1.22	*	1.81	*	135

10.35	4.35	45	0.72	*	1.34	*	0.70	*	1.32	*	1.69	*	135

10.35	4.23	23	0.92	*	1.54	*	0.90	*	1.52	*	1.46	*	135

10.35	3.85	90	1.67	*	2.29	*	1.65	*	2.27	*	0.67	*	135

$10.03	22.77%	$170,488	0.62%		0.62%		0.60%		0.60%		4.67%		39%

8.58	(6.52)	101,092	0.62		0.62		0.60		0.60		5.47		27

9.71	5.36	603,647	0.63		0.63		0.60		0.60		5.93		26

9.78	4.15	655,038	0.62		0.62		0.60		0.60		5.53		24

9.93	14.98	1,505,442	0.61		0.61		0.60		0.60		5.92		35

10.03	22.65	238,069	0.72		0.72		0.70		0.70		4.60		39

8.58	(6.61)	134,676	0.72		0.72		0.70		0.70		5.34		27

9.71	5.26	193,934	0.73		0.73		0.70		0.70		5.85		26

9.78	4.05	150,910	0.72		0.72		0.70		0.70		5.45		24

9.93	14.87	142,214	0.71		0.71		0.70		0.70		5.82		35

10.03	22.59	3,621	0.77		0.82		0.75		0.80		4.41		39

8.58	(6.66)	445	0.77		0.82		0.75		0.80		5.28		27

9.71	4.45	2,142	0.78	*	0.83	*	0.75	*	0.80	*	5.91	*	26

10.03	22.35	54,395	0.97		0.97		0.95		0.95		4.43		39

8.58	(6.85)	50,039	0.97		0.97		0.95		0.95		5.08		27

9.71	5.00	63,446	0.98		0.98		0.95		0.95		5.58		26

9.78	3.79	83,841	0.97		0.97		0.95		0.95		5.21		24

9.93	14.58	43,592	0.96		0.96		0.95		0.95		5.55		35

10.03	21.44	5,265	1.72		1.72		1.70		1.70		3.72		39

8.58	(7.54)	6,862	1.72		1.72		1.70		1.70		4.33		27

9.71	4.22	8,118	1.73		1.73		1.70		1.70		4.83		26

9.78	3.02	10,506	1.72		1.72		1.70		1.70		4.44		24

9.93	13.73	9,777	1.71		1.71		1.70		1.70		4.81		35

$12.28	9.84%	$3,483,341	0.59%		0.59%		0.55%		0.55%		3.79%		103%

12.08	8.59	3,313,697	0.84		0.84		0.55		0.55		3.84		180

11.69	5.20	3,576,056	0.79		0.79		0.55		0.55		4.33		133

11.83	6.76	3,309,210	0.85		0.85		0.55		0.55		4.43		96

11.63	7.79	2,805,317	0.72		0.72		0.55		0.55		4.70		114

12.28	9.73	133,698	0.69		0.69		0.65		0.65		3.69		103

12.08	8.49	197,002	0.94		0.94		0.65		0.65		3.71		180

11.69	5.10	71,189	0.89		0.89		0.65		0.65		4.23		133

11.83	6.66	54,410	0.95		0.95		0.65		0.65		4.34		96

11.63	7.68	41,527	0.82		0.82		0.65		0.65		4.56		114

$9.31	11.85%	$210,739	0.73%		0.73%		0.70%		0.70%		3.42%		184%

8.63	(6.94)	151,077	0.75		0.75		0.70		0.70		4.42		49

9.73	2.74	171,645	0.75		0.75		0.70		0.70		4.15		42

9.90	3.66	1,269,665	0.72		0.72		0.70		0.70		3.55		34

9.94	6.96	1,148,303	0.74		0.74		0.70		0.70		3.53		19

ANNUAL REPORT	|	MARCH 31, 2021	23

Financial Highlights	(Cont.)

		Investment Operations			Less Distributions(c)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period(a)	Net Investment Income (Loss)(b)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total

PIMCO Low Duration Credit Fund (Cont.)
I-2

03/31/2021	$8.63	$0.31	$0.69	$1.00	$(0.32)	$0.00	$0.00	$(0.32)

03/31/2020	9.73	0.42	(1.06)	(0.64)	(0.46)	0.00	0.00	(0.46)

03/31/2019	9.90	0.42	(0.16)	0.26	(0.43)	0.00	0.00	(0.43)

03/31/2018	9.94	0.34	0.01	0.35	(0.37)	0.00	(0.02)	(0.39)

03/31/2017	9.65	0.34	0.31	0.65	(0.36)	0.00	0.00	(0.36)
Class A

03/31/2021	8.63	0.29	0.70	0.99	(0.31)	0.00	0.00	(0.31)

03/31/2020	9.73	0.40	(1.06)	(0.66)	(0.44)	0.00	0.00	(0.44)

03/31/2019	9.90	0.39	(0.15)	0.24	(0.41)	0.00	0.00	(0.41)

03/31/2018	9.94	0.32	0.01	0.33	(0.35)	0.00	(0.02)	(0.37)

03/31/2017	9.65	0.32	0.31	0.63	(0.34)	0.00	0.00	(0.34)
Class C

03/31/2021	8.63	0.21	0.71	0.92	(0.24)	0.00	0.00	(0.24)

03/31/2020	9.73	0.33	(1.06)	(0.73)	(0.37)	0.00	0.00	(0.37)

03/31/2019	9.90	0.32	(0.16)	0.16	(0.33)	0.00	0.00	(0.33)

03/31/2018	9.94	0.25	0.00	0.25	(0.27)	0.00	(0.02)	(0.29)

03/31/2017	9.65	0.25	0.31	0.56	(0.27)	0.00	0.00	(0.27)

PIMCO Low Duration Income Fund
Institutional Class

03/31/2021	$7.95	$0.25	$0.75	$1.00	$(0.23)	$0.00	$(0.05)	$(0.28)

03/31/2020	8.58	0.32	(0.55)	(0.23)	(0.40)	0.00	0.00	(0.40)

03/31/2019	8.56	0.30	0.01	0.31	(0.29)	0.00	0.00	(0.29)

03/31/2018	8.46	0.27	0.09	0.36	(0.26)	0.00	0.00	(0.26)

03/31/2017	7.67	0.35	0.74	1.09	(0.30)	0.00	0.00	(0.30)
I-2

03/31/2021	7.95	0.24	0.75	0.99	(0.22)	0.00	(0.05)	(0.27)

03/31/2020	8.58	0.31	(0.55)	(0.24)	(0.39)	0.00	0.00	(0.39)

03/31/2019	8.56	0.30	0.00	0.30	(0.28)	0.00	0.00	(0.28)

03/31/2018	8.46	0.26	0.09	0.35	(0.25)	0.00	0.00	(0.25)

03/31/2017	7.67	0.32	0.76	1.08	(0.29)	0.00	0.00	(0.29)
I-3

03/31/2021	7.95	0.24	0.75	0.99	(0.22)	0.00	(0.05)	(0.27)

03/31/2020	8.58	0.31	(0.56)	(0.25)	(0.38)	0.00	0.00	(0.38)

04/27/2018 - 03/31/2019	8.54	0.29	0.01	0.30	(0.26)	0.00	0.00	(0.26)
Class A

03/31/2021	7.95	0.22	0.75	0.97	(0.20)	0.00	(0.05)	(0.25)

03/31/2020	8.58	0.28	(0.55)	(0.27)	(0.36)	0.00	0.00	(0.36)

03/31/2019	8.56	0.27	0.01	0.28	(0.26)	0.00	0.00	(0.26)

03/31/2018	8.46	0.23	0.09	0.32	(0.22)	0.00	0.00	(0.22)

03/31/2017	7.67	0.31	0.75	1.06	(0.27)	0.00	0.00	(0.27)
Class C

03/31/2021	7.95	0.19	0.75	0.94	(0.17)	0.00	(0.05)	(0.22)

03/31/2020	8.58	0.26	(0.55)	(0.29)	(0.34)	0.00	0.00	(0.34)

03/31/2019	8.56	0.24	0.01	0.25	(0.23)	0.00	0.00	(0.23)

03/31/2018	8.46	0.20	0.10	0.30	(0.20)	0.00	0.00	(0.20)

03/31/2017	7.67	0.29	0.75	1.04	(0.25)	0.00	0.00	(0.25)
Class C-2

10/21/2020 - 03/31/2021	8.47	0.08	0.20	0.28	(0.03)	0.00	(0.05)	(0.08)

PIMCO Preferred and Capital Securities Fund (Consolidated)
Institutional Class

03/31/2021	$9.23	$0.40	$1.88	$2.28	$(0.41)	$0.00	$0.00	$(0.41)

03/31/2020	9.98	0.41	(0.63)	(0.22)	(0.50)	(0.03)	0.00	(0.53)

03/31/2019	10.31	0.46	(0.18)	0.28	(0.59)	(0.01)	(0.01)	(0.61)

03/31/2018	10.22	0.41	0.43	0.84	(0.72)	(0.03)	0.00	(0.75)

03/31/2017	9.44	0.46	0.94	1.40	(0.62)	0.00	0.00	(0.62)

24	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Asset Value End of Year or Period(a)	Total Return(a)	Net Assets End of Year or Period (000s)	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expense		Expenses Excluding Interest Expense and Waivers		Net Investment Income (Loss)	Portfolio Turnover Rate

$9.31	11.74%	$22,046	0.83%		0.83%		0.80%		0.80%		3.34%	184%

8.63	(7.03)	25,932	0.85		0.85		0.80		0.80		4.30	49

9.73	2.64	38,809	0.85		0.85		0.80		0.80		4.25	42

9.90	3.56	22,172	0.82		0.82		0.80		0.80		3.47	34

9.94	6.85	13,970	0.84		0.84		0.80		0.80		3.44	19

9.31	11.52	54,219	1.03		1.03		1.00		1.00		3.16	184

8.63	(7.22)	52,228	1.05		1.05		1.00		1.00		4.13	49

9.73	2.44	89,364	1.05		1.05		1.00		1.00		4.02	42

9.90	3.35	94,579	1.02		1.02		1.00		1.00		3.24	34

9.94	6.63	87,065	1.04		1.04		1.00		1.00		3.24	19

9.31	10.68	9,975	1.78		1.78		1.75		1.75		2.34	184

8.63	(7.91)	22,627	1.80		1.80		1.75		1.75		3.39	49

9.73	1.68	46,421	1.80		1.80		1.75		1.75		3.27	42

9.90	2.58	44,916	1.77		1.77		1.75		1.75		2.48	34

9.94	5.84	55,559	1.79		1.79		1.75		1.75		2.49	19

$8.67	12.72%	$2,204,463	0.54%		0.54%		0.51%		0.51%		2.96%	410%

7.95	(2.94)	1,644,585	0.55		0.55		0.51		0.51		3.77	432

8.58	3.70	1,682,347	0.58		0.59		0.50		0.51		3.55	207

8.56	4.29	705,766	0.50		0.55		0.46		0.51		3.21	128

8.46	14.45	95,776	0.61	(d)	0.62	(d)	0.55	(d)	0.56	(d)	4.23	243

8.67	12.61	3,109,079	0.64		0.64		0.61		0.61		2.85	410

7.95	(3.04)	2,246,989	0.65		0.65		0.61		0.61		3.64	432

8.58	3.60	1,854,130	0.68		0.69		0.60		0.61		3.49	207

8.56	4.19	509,577	0.60		0.65		0.56		0.61		3.10	128

8.46	14.34	55,138	0.71	(e)	0.72	(e)	0.65	(e)	0.66	(e)	3.85	243

8.67	12.57	87,455	0.69		0.74		0.66		0.71		2.82	410

7.95	(3.09)	20,116	0.70		0.75		0.66		0.71		3.63	432

8.58	3.56	39,161	0.73	*	0.79	*	0.65	*	0.71	*	3.69 *	207

8.67	12.28	1,784,043	0.94		0.94		0.91		0.91		2.55	410

7.95	(3.33)	1,322,295	0.95		0.95		0.91		0.91		3.33	432

8.58	3.29	1,056,714	0.98		0.99		0.90		0.91		3.16	207

8.56	3.87	533,327	0.90		0.95		0.86		0.91		2.70	128

8.46	14.00	169,743	1.01	(f)	1.02	(f)	0.95	(f)	0.96	(f)	3.77	243

8.67	11.95	212,807	1.24		1.24		1.21		1.21		2.25	410

7.95	(3.62)	200,678	1.25		1.25		1.21		1.21		3.07	432

8.58	2.98	190,628	1.28		1.29		1.20		1.21		2.85	207

8.56	3.56	101,717	1.20		1.25		1.16		1.21		2.34	128

8.46	13.65	85,943	1.31	(f)	1.32	(f)	1.25	(f)	1.26	(f)	3.53	243

8.67	3.35	3,209	1.44	*	1.44	*	1.41	*	1.41	*	2.04 *	410

$11.10	24.86%	$1,216,087	0.81%		0.91%		0.79%		0.89%		3.74%	59%

9.23	(2.68)	788,615	0.79		0.87		0.78		0.86		3.92	67

9.98	2.83	259,798	0.82		0.91		0.81		0.90		4.58	57

10.31	8.28	119,949	0.80		0.87		0.80		0.87		3.94	151

10.22	15.22	60,707	0.80		0.87		0.80		0.87		4.62	123

ANNUAL REPORT	|	MARCH 31, 2021	25

Financial Highlights	(Cont.)

		Investment Operations			Less Distributions(c)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period(a)	Net Investment Income (Loss)(b)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total

PIMCO Preferred and Capital Securities Fund (Consolidated) (Cont.)
I-2

03/31/2021	$9.21	$0.39	$1.88	$2.27	$(0.40)	$0.00	$0.00	$(0.40)

03/31/2020	9.97	0.40	(0.64)	(0.24)	(0.49)	(0.03)	0.00	(0.52)

03/31/2019	10.30	0.45	(0.18)	0.27	(0.58)	(0.01)	(0.01)	(0.60)

03/31/2018	10.21	0.40	0.43	0.83	(0.71)	(0.03)	0.00	(0.74)

03/31/2017	9.45	0.42	0.96	1.38	(0.62)	0.00	0.00	(0.62)
I-3

03/31/2021	9.20	0.38	1.88	2.26	(0.40)	0.00	0.00	(0.40)

03/31/2020	9.95	0.40	(0.63)	(0.23)	(0.49)	(0.03)	0.00	(0.52)

04/27/2018 - 03/31/2019	10.32	0.43	(0.19)	0.24	(0.59)	(0.01)	(0.01)	(0.61)
Class A

03/31/2021	9.19	0.36	1.88	2.24	(0.38)	0.00	0.00	(0.38)

03/31/2020	9.95	0.37	(0.63)	(0.26)	(0.47)	(0.03)	0.00	(0.50)

03/31/2019	10.29	0.43	(0.19)	0.24	(0.56)	(0.01)	(0.01)	(0.58)

03/31/2018	10.22	0.38	0.42	0.80	(0.70)	(0.03)	0.00	(0.73)

03/31/2017	9.43	0.42	0.95	1.37	(0.58)	0.00	0.00	(0.58)
Class C

03/31/2021	9.19	0.28	1.87	2.15	(0.31)	0.00	0.00	(0.31)

08/23/2019 - 03/31/2020	10.48	0.16	(1.08)	(0.92)	(0.34)	(0.03)	0.00	(0.37)

^	A zero balance may reflect actual amounts rounding to less than $0.01 or 0.01%.
*	Annualized
(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Funds.
(b)	Per share amounts based on average number of shares outstanding during the year or period.
(c)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

(d)	Effective January 23, 2017, the Class’s supervisory and administrative fee was decreased by 0.05% to an annual rate of 0.20%.
(e)	Effective January 23, 2017, the Class’s supervisory and administrative fee was decreased by 0.05% to an annual rate of 0.30%.
(f)	Effective January 23, 2017, the Class’s supervisory and administrative fee was decreased by 0.05% to an annual rate of 0.35%.

26	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Asset Value End of Year or Period(a)	Total Return(a)	Net Assets End of Year or Period (000s)	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expense		Expenses Excluding Interest Expense and Waivers		Net Investment Income (Loss)		Portfolio Turnover Rate

$11.08	24.81%	$318,242	0.91%		1.01%		0.89%		0.99%		3.65%		59%

9.21	(2.87)	230,245	0.89		0.97		0.88		0.96		3.85		67

9.97	2.76	130,385	0.92		1.01		0.91		1.00		4.51		57

10.30	8.27	36,539	0.90		0.97		0.90		0.97		3.82		151

10.21	14.92	6,002	0.90		0.97		0.90		0.97		4.19		123

11.06	24.68	42,310	0.96		1.11		0.94		1.09		3.60		59

9.20	(2.80)	28,048	0.94		1.07		0.93		1.06		3.80		67

9.95	2.49	11,782	0.97	*	1.11	*	0.96	*	1.10	*	4.79	*	57

11.05	24.46	302,567	1.16		1.26		1.14		1.24		3.40		59

9.19	(3.06)	264,206	1.14		1.22		1.13		1.21		3.57		67

9.95	2.50	119,215	1.17		1.26		1.16		1.25		4.29		57

10.29	7.88	35,464	1.15		1.22		1.15		1.22		3.63		151

10.22	14.79	1,954	1.15		1.22		1.15		1.22		4.22		123

11.03	23.53	20,136	1.91		2.01		1.89		1.99		2.65		59

9.19	(9.21)	12,500	1.89	*	1.97	*	1.88	*	1.96	*	2.64	*	67

ANNUAL REPORT	|	MARCH 31, 2021	27

Statements of Assets and Liabilities

(Amounts in thousands†, except per share amounts)	PIMCO Credit Opportunities Bond Fund	PIMCO Diversified Income Fund	PIMCO ESG Income Fund	PIMCO High Yield Spectrum Fund	PIMCO Long-Term Credit Bond Fund	PIMCO Low Duration Credit Fund	PIMCO Low Duration Income Fund

Assets:

Investments, at value
Investments in securities*	$317,460	$5,000,202	$36,955	$427,660	$4,243,108	$266,096	$9,408,017
Investments in Affiliates	87,527	492,982	0	39,266	55,745	24,973	34,466
Financial Derivative Instruments
Exchange-traded or centrally cleared	350	2,938	12	85	3,163	0	7,463
Over the counter	1,773	17,247	116	2,590	14,027	532	61,149
Cash	648	1,857	3,173	106	0	4,029	20
Deposits with counterparty	9,997	2,538	188	2,571	23,574	0	41,866
Foreign currency, at value	619	5,346	26	3	5,850	24	30,385
Receivable for investments sold	3,279	109	2	757	9,064	22,047	6,493
Receivable for TBA investments sold	13,493	279,613	2,665	0	194,657	0	2,718,507
Receivable for Fund shares sold	997	4,582	1,634	173	6,105	136	29,516
Interest and/or dividends receivable	2,822	45,259	193	5,714	37,143	1,033	40,364
Dividends receivable from Affiliates	13	109	0	9	3	4	3
Reimbursement receivable from PIMCO	0	1	0	0	0	0	0
Prepaid expenses	0	0	0	10	0	23	0
Other assets	0	0	0	0	2	0	0
Total Assets	438,978	5,852,783	44,964	478,944	4,592,441	318,897	12,378,249

Liabilities:

Borrowings & Other Financing Transactions
Payable for reverse repurchase agreements	$2,168	$13,497	$852	$0	$567,377	$0	$442,931
Payable for sale-buyback transactions	0	0	0	0	2,226	0	4,390
Payable for short sales	1,501	0	0	0	0	0	733,804
Financial Derivative Instruments
Exchange-traded or centrally cleared	78	831	0	0	861	0	1,583
Over the counter	870	1,472	47	3	6,868	2	47,945
Payable for investments purchased	2,900	15,630	995	3,174	44,624	19,614	156,348
Payable for investments in Affiliates purchased	13	109	0	9	3	4	3
Payable for TBA investments purchased	18,472	519,410	4,335	0	334,299	0	3,513,713
Payable for unfunded loan commitments	1,294	2,997	0	136	5,473	1,347	299
Deposits from counterparty	842	17,197	0	2,330	9,152	280	53,541
Payable for Fund shares redeemed	3,945	6,848	17	1,043	2,346	426	16,321
Distributions payable	0	940	0	120	460	15	2,184
Overdraft due to custodian	0	0	0	0	69	0	0
Accrued investment advisory fees	209	2,003	7	120	888	107	1,816
Accrued supervisory and administrative fees	117	1,451	7	146	750	84	1,726
Accrued distribution fees	2	46	0	4	0	6	55
Accrued servicing fees	5	92	0	13	0	14	420
Accrued taxes payable	0	0	0	0	0	0	98
Accrued reimbursement to PIMCO	0	0	0	0	0	0	16
Other liabilities	0	0	0	8	6	19	0
Total Liabilities	32,416	582,523	6,260	7,106	975,402	21,918	4,977,193

Net Assets	$406,562	$5,270,260	$38,704	$471,838	$3,617,039	$296,979	$7,401,056

Net Assets Consist of:

Paid in capital	$451,627	$5,255,214	$38,486	$511,140	$3,385,900	$362,012	$7,565,128
Distributable earnings (accumulated loss)	(45,065)	15,046	218	(39,302)	231,139	(65,033)	(164,072)

Net Assets	$406,562	$5,270,260	$38,704	$471,838	$3,617,039	$296,979	$7,401,056

Cost of investments in securities	$311,652	$4,912,841	$36,974	$415,855	$4,123,967	$260,398	$9,413,827
Cost of investments in Affiliates	$87,421	$492,959	$0	$39,225	$55,750	$24,974	$34,466
Cost of foreign currency held	$671	$5,088	$28	$2	$6,609	$24	$30,628
Proceeds received on short sales	$1,433	$0	$0	$0	$0	$0	$733,686
Cost or premiums of financial derivative instruments, net	$2,388	$39,194	$82	$1,787	$35,407	$0	$25,856

* Includes repurchase agreements of:	$1,597	$0	$0	$0	$5,943	$0	$33,560

†	A zero balance may reflect actual amounts rounding to less than one thousand.

28	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

March 31, 2021

	PIMCO Credit Opportunities Bond Fund	PIMCO Diversified Income Fund	PIMCO ESG Income Fund	PIMCO High Yield Spectrum Fund	PIMCO Long-Term Credit Bond Fund	PIMCO Low Duration Credit Fund	PIMCO Low Duration Income Fund

Net Assets:

Institutional Class	$268,038	$4,132,019	$37,125	$170,488	$3,483,341	$210,739	$2,204,463
I-2	115,116	670,322	1,421	238,069	133,698	22,046	3,109,079
I-3	N/A	27,498	45	3,621	N/A	N/A	87,455
Administrative Class	N/A	10,752	N/A	N/A	N/A	N/A	N/A
Class A	19,542	361,780	23	54,395	N/A	54,219	1,784,043
Class C	3,866	67,889	90	5,265	N/A	9,975	212,807
Class C-2	N/A	N/A	N/A	N/A	N/A	N/A	3,209

Shares Issued and Outstanding:

Institutional Class	26,834	374,313	3,588	17,005	283,666	22,637	254,185
I-2	11,578	60,723	137	23,746	10,888	2,368	358,496
I-3	N/A	2,491	4	361	N/A	N/A	10,084
Administrative Class	N/A	974	N/A	N/A	N/A	N/A	N/A
Class A	1,955	32,774	2	5,426	N/A	5,824	205,709
Class C	393	6,150	9	525	N/A	1,071	24,538
Class C-2	N/A	N/A	N/A	N/A	N/A	N/A	370

Net Asset Value Per Share Outstanding(a):

Institutional Class	$9.99	$11.04	$10.35	$10.03	$12.28	$9.31	$8.67
I-2	9.94	11.04	10.35	10.03	12.28	9.31	8.67
I-3	N/A	11.04	10.35	10.03	N/A	N/A	8.67
Administrative Class	N/A	11.04	N/A	N/A	N/A	N/A	N/A
Class A	10.00	11.04	10.35	10.03	N/A	9.31	8.67
Class C	9.85	11.04	10.35	10.03	N/A	9.31	8.67
Class C-2	N/A	N/A	N/A	N/A	N/A	N/A	8.67

(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Funds.

ANNUAL REPORT	|	MARCH 31, 2021	29

Consolidated Statement of Assets and Liabilities

(Amounts in thousands†, except per share amounts)	PIMCO Preferred and Capital Securities Fund

Assets:

Investments, at value
Investments in securities*	$1,832,564
Investments in Affiliates	78,277
Financial Derivative Instruments
Exchange-traded or centrally cleared	923
Over the counter	18,746
Cash	2,747
Deposits with counterparty	11,232
Foreign currency, at value	2,790
Receivable for investments sold	1,009
Receivable for Fund shares sold	1,530
Interest and/or dividends receivable	18,568
Dividends receivable from Affiliates	12
Reimbursement receivable from PIMCO	187
Total Assets	1,968,585

Liabilities:

Borrowings & Other Financing Transactions
Payable for reverse repurchase agreements	$39,487
Financial Derivative Instruments
Exchange-traded or centrally cleared	657
Over the counter	1,625
Payable for investments purchased	6,598
Payable for investments in Affiliates purchased	12
Deposits from counterparty	17,582
Payable for Fund shares redeemed	1,545
Accrued investment advisory fees	835
Accrued supervisory and administrative fees	673
Accrued distribution fees	12
Accrued servicing fees	68
Other liabilities	149
Total Liabilities	69,243

Net Assets	$1,899,342

Net Assets Consist of:

Paid in capital	$1,786,209
Distributable earnings (accumulated loss)	113,133

Net Assets	$1,899,342

Cost of investments in securities	$1,735,592
Cost of investments in Affiliates	$78,268
Cost of foreign currency held	$2,858
Cost or premiums of financial derivative instruments, net	$1,296

* Includes repurchase agreements of:	$78,225

†	A zero balance may reflect actual amounts rounding to less than one thousand.

30	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

March 31, 2021

PIMCO Preferred and Capital Securities Fund

Net Assets:

Institutional Class	$1,216,087
I-2	318,242
I-3	42,310
Class A	302,567
Class C	20,136

Shares Issued and Outstanding:

Institutional Class	109,541
I-2	28,734
I-3	3,826
Class A	27,381
Class C	1,826

Net Asset Value Per Share Outstanding(a):

Institutional Class	$11.10
I-2	11.08
I-3	11.06
Class A	11.05
Class C	11.03

(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Fund.

ANNUAL REPORT	|	MARCH 31, 2021	31

Statements of Operations

Year Ended March 31, 2021
(Amounts in thousands†)	PIMCO Credit Opportunities Bond Fund	PIMCO Diversified Income Fund	PIMCO ESG Income Fund(a)	PIMCO High Yield Spectrum Fund	PIMCO Long-Term Credit Bond Fund	PIMCO Low Duration Credit Fund	PIMCO Low Duration Income Fund

Investment Income:

Interest, net of foreign taxes*	$15,406	$180,569	$187	$21,177	$162,625	$18,345	$208,561
Dividends	0	1,274	0	0	1,531	0	1,254
Dividends from Investments in Affiliates	286	726	0	122	145	141	37
Total Income	15,692	182,569	187	21,299	164,301	18,486	209,852

Expenses:

Investment advisory fees	2,351	21,522	19	1,198	11,242	1,776	18,021
Supervisory and administrative fees	1,311	15,599	19	1,465	9,529	1,389	17,144
Distribution and/or servicing fees - Administrative Class	N/A	299	N/A	N/A	N/A	N/A	N/A
Distribution fees - Class C	38	612	0	53	N/A	128	621
Distribution fees - C-2	N/A	N/A	N/A	N/A	N/A	N/A	2 (b)
Servicing fees - Class A	55	860	0	137	N/A	125	3,699
Servicing fees - Class C	13	204	0	18	N/A	43	517
Servicing fees - C-2	N/A	N/A	N/A	N/A	N/A	N/A	1 (b)
Trustee fees	2	26	0	2	23	2	35
Interest expense	18	1,070	2	69	1,428	135	1,883
Organizational expense	0	0	98	0	0	0	0
Miscellaneous expense	5	47	0	6	47	6	365
Total Expenses	3,793	40,239	138	2,948	22,269	3,604	42,288
Waiver and/or Reimbursement by PIMCO	0	(12)	(97)	(0)	0	0	(57)
Net Expenses	3,793	40,227	41	2,948	22,269	3,604	42,231

Net Investment Income (Loss)	11,899	142,342	146	18,351	142,032	14,882	167,621

Net Realized Gain (Loss):

Investments in securities	77	(18,964)	(14)	(8,687)	228,001	12,824	28,633
Investments in Affiliates	(77)	17	0	49	357	301	(8)
Exchange-traded or centrally cleared financial derivative instruments	310	(6,009)	3	(139)	(32,437)	(2,049)	(144,334)
Over the counter financial derivative instruments	(344)	(24,090)	(55)	(2,140)	9,899	(742)	(35,848)
Short sales	(776)	30	0	0	0	0	(26)
Foreign currency	(315)	(4,281)	22	(934)	(1,050)	(1,664)	(5,443)

Net Realized Gain (Loss)	(1,125)	(53,297)	(44)	(11,851)	204,770	8,670	(157,026)

Net Change in Unrealized Appreciation (Depreciation):

Investments in securities	32,867	295,819	(19)	63,813	(41,137)	27,777	326,397
Investments in Affiliates	347	989	0	54	(26)	34	(1)
Exchange-traded or centrally cleared financial derivative instruments	2,332	80,242	197	1,601	62,758	580	300,557
Over the counter financial derivative instruments	1,248	23,617	85	3,313	14,614	998	47,849
Short sales	618	0	0	0	0	0	0
Foreign currency assets and liabilities	(54)	(2,800)	(2)	(387)	(728)	(182)	(4,595)

Net Change in Unrealized Appreciation (Depreciation)	37,358	397,867	261	68,394	35,481	29,207	670,207

Net Increase (Decrease) in Net Assets Resulting from Operations	$48,132	$486,912	$363	$74,894	$382,283	$52,759	$680,802

* Foreign tax withholdings	$0	$0	$0	$0	$0	$0	$99

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Inception date of the Fund was September 30, 2020.
(b)	Inception date of Class C-2 was October 21, 2020.

32	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

Consolidated Statement of Operations

Year Ended March 31, 2021
(Amounts in thousands†)	PIMCO Preferred and Capital Securities Fund

Investment Income:

Interest, net of foreign taxes*	$74,597
Dividends	3,671
Dividends from Investments in Affiliates	322
Total Income	78,590

Expenses:

Investment advisory fees	8,814
Supervisory and administrative fees	7,191
Distribution fees - Class C	127
Servicing fees - Class A	722
Servicing fees - Class C	42
Trustee fees	9
Interest expense	264
Miscellaneous expense	6
Total Expenses	17,175
Waiver and/or Reimbursement by PIMCO	(1,744)
Net Expenses	15,431

Net Investment Income (Loss)	63,159

Net Realized Gain (Loss):

Investments in securities	48,868
Investments in Affiliates	94
Exchange-traded or centrally cleared financial derivative instruments	(6,343)
Over the counter financial derivative instruments	(41,241)
Foreign currency	(3,013)

Net Realized Gain (Loss)	(1,635)

Net Change in Unrealized Appreciation (Depreciation):

Investments in securities	267,586
Investments in Affiliates	9
Exchange-traded or centrally cleared financial derivative instruments	4,889
Over the counter financial derivative instruments	14,689
Foreign currency assets and liabilities	(947)

Net Change in Unrealized Appreciation (Depreciation)	286,226

Net Increase (Decrease) in Net Assets Resulting from Operations	$347,750

* Foreign tax withholdings	$150

†	A zero balance may reflect actual amounts rounding to less than one thousand.

ANNUAL REPORT	|	MARCH 31, 2021	33

Statements of Changes in Net Assets

	PIMCO Credit Opportunities Bond Fund		PIMCO Diversified Income Fund		PIMCO ESG Income Fund

(Amounts in thousands†)	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2021	Year Ended March 31, 2020	Inception date through March 31, 2021(a)

Increase (Decrease) in Net Assets from:

Operations:

Net investment income (loss)	$11,899	$16,704	$142,342	$123,630	$146
Net realized gain (loss)	(1,125)	7,747	(53,297)	101,111	(44)
Net change in unrealized appreciation (depreciation)	37,358	(37,789)	397,867	(321,601)	261

Net Increase (Decrease) in Net Assets Resulting from Operations	48,132	(13,338)	486,912	(96,860)	363

Distributions to Shareholders:

From net investment income and/or net realized capital gains
Institutional Class	(9,582)	(12,786)	(133,148)	(139,643)	(145)
I-2	(3,420)	(2,265)	(19,957)	(19,963)	(0)
I-3	N/A	N/A	(861)	(457)	(0)
Administrative Class	N/A	N/A	(4,152)	(7,677)	N/A
Class A	(678)	(785)	(11,193)	(15,078)	(0)
Class C	(121)	(164)	(2,050)	(2,771)	(0)
Class C-2	N/A	N/A	N/A	N/A	N/A

Tax basis return of capital
Institutional Class	0	0	0	0	0
I-2	0	0	0	0	0
I-3	N/A	N/A	0	0	0
Administrative Class	N/A	N/A	0	0	N/A
Class A	0	0	0	0	0
Class C	0	0	0	0	0
Class C-2	N/A	N/A	N/A	N/A	N/A

Total Distributions(c)	(13,801)	(16,000)	(171,361)	(185,589)	(145)

Fund Share Transactions:

Net increase (decrease) resulting from Fund share transactions*	59,901	(24,584)	1,219,500	735,912	38,486
Fund Redemption Fee	0	0	0	0	0

Total Increase (Decrease) in Net Assets	94,232	(53,922)	1,535,051	453,463	38,704

Net Assets:

Beginning of year	312,330	366,252	3,735,209	3,281,746	0
End of year	$406,562	$312,330	$5,270,260	$3,735,209	$38,704

†	A zero balance may reflect actual amounts rounding to less than one thousand.
*	See Note 13, Shares of Beneficial Interest, in the Notes to Financial Statements.
(a)	Inception date of the Fund was September 30, 2020.
(b)	Inception date of Class C-2 was October 21, 2020.
(c)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

34	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

PIMCO High Yield Spectrum Fund		PIMCO Long-Term Credit Bond Fund		PIMCO Low Duration Credit Fund		PIMCO Low Duration Income Fund

Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2021		Year Ended March 31, 2020

$18,351	$34,913	$142,032	$163,332	$14,882	$12,449	$167,621		$205,782
(11,851)	(199)	204,770	150,366	8,670	(9,909)	(157,026)		48,896
68,394	(36,368)	35,481	(17,701)	29,207	(18,860)	670,207		(509,407)

74,894	(1,654)	382,283	295,997	52,759	(16,320)	680,802		(254,729)

(6,511)	(22,219)	(277,514)	(177,079)	(12,655)	(7,188)	(47,908)		(88,052)
(9,623)	(9,969)	(11,730)	(36,217)	(819)	(1,685)	(65,476)		(107,707)
(44)	(44)	N/A	N/A	N/A	N/A	(1,159)		(2,275)
N/A	N/A	N/A	N/A	N/A	N/A	N/A		N/A
(2,510)	(3,318)	N/A	N/A	(1,656)	(3,368)	(34,131)		(53,304)
(272)	(365)	N/A	N/A	(425)	(1,423)	(4,193)		(8,032)
N/A	N/A	N/A	N/A	N/A	N/A	(3	)(b)	N/A

0	0	0	0	0	0	(10,469)		0
0	0	0	0	0	0	(14,862)		0
0	0	N/A	N/A	N/A	N/A	(271)		0
N/A	N/A	N/A	N/A	N/A	N/A	N/A		N/A
0	0	N/A	N/A	0	0	(8,768)		0
0	0	N/A	N/A	0	0	(1,225)		0
N/A	N/A	N/A	N/A	N/A	N/A	(6	)(b)	N/A

(18,960)	(35,915)	(289,244)	(213,296)	(15,555)	(13,664)	(188,471)		(259,370)

122,790	(540,604)	13,301	(219,247)	7,909	(64,394)	1,474,062		1,125,782
0	0	0	0	2	3	0		0

178,724	(578,173)	106,340	(136,546)	45,115	(94,375)	1,966,393		611,683

293,114	871,287	3,510,699	3,647,245	251,864	346,239	5,434,663		4,822,980
$471,838	$293,114	$3,617,039	$3,510,699	$296,979	$251,864	$7,401,056		$5,434,663

ANNUAL REPORT	|	MARCH 31, 2021	35

Consolidated Statements of Changes in Net Assets

	PIMCO Preferred and Capital Securities Fund

(Amounts in thousands†)	Year Ended March 31, 2021	Year Ended March 31, 2020

Increase (Decrease) in Net Assets from:

Operations:

Net investment income (loss)	$63,159	$38,807
Net realized gain (loss)	(1,635)	18,643
Net change in unrealized appreciation (depreciation)	286,226	(168,469)

Net Increase (Decrease) in Net Assets Resulting from Operations	347,750	(111,019)

Distributions to Shareholders:

From net investment income and/or net realized capital gains
Institutional Class	(44,246)	(26,248)
I-2	(10,511)	(11,429)
I-3	(1,498)	(935)
Class A	(10,219)	(11,054)
Class C	(529)	(138	)(a)

Tax basis return of capital
Institutional Class	0	0
I-2	0	0
I-3	0	0
Class A	0	0
Class C	0	0	(a)

Total Distributions(b)	(67,003)	(49,804)

Fund Share Transactions:

Net increase (decrease) resulting from Fund share transactions*	294,981	963,257

Total Increase (Decrease) in Net Assets	575,728	802,434

Net Assets:

Beginning of year	1,323,614	521,180
End of year	$1,899,342	$1,323,614

†	A zero balance may reflect actual amounts rounding to less than one thousand.
*	See Note 13, Shares of Beneficial Interest, in the Notes to Financial Statements.
(a)	Inception date of Class C was August 23, 2019.
(b)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

36	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

Statements of Cash Flows

Year Ended March 31, 2021
(Amounts in thousands†)	PIMCO Long-Term Credit Bond Fund	PIMCO Low Duration Credit Fund

Cash Flows Provided by (Used for) Operating Activities:

Net increase (decrease) in net assets resulting from operations	$382,283	$52,759

Adjustments to Reconcile Net Increase (Decrease) in Net Assets from Operations to Net Cash Provided by (Used for) Operating Activities:

Purchases of long-term securities	(4,552,532)	(787,986)
Proceeds from sales of long-term securities	4,809,329	789,254
(Purchases) Proceeds from sales of short-term portfolio investments, net	(40,103)	4,607
(Increase) decrease in deposits with counterparty	809	620
(Increase) decrease in receivable for investments sold	745,685	(3,301)
(Increase) decrease in interest and/or dividends receivable	5,238	(218)
(Increase) decrease in dividends receivable from Affiliates	21	15
Proceeds from (Payments on) exchange-traded or centrally cleared financial derivative instruments	23,441	(1,515)
Proceeds from (Payments on) over the counter financial derivative instruments	9,856	(761)
(Increase) decrease in Prepaid Expenses	0	(11)
Increase (decrease) in payable for investments purchased	(610,181)	(17,929)
Increase (decrease) in payable for unfunded loan commitments	5,473	1,210
Increase (decrease) in deposits from counterparty	(6,540)	280
Increase (decrease) in accrued investment advisory fees	(126)	30
Increase (decrease) in accrued supervisory and administrative fees	(149)	20
Increase (decrease) in accrued distribution fees	0	(10)
Increase (decrease) in accrued servicing fees	0	(4)
Proceeds from (Payments on) foreign currency transactions	(2,085)	(1,846)
Increase (decrease) in other liabilities	(1)	1
Net Realized (Gain) Loss
Investments in securities	(228,001)	(12,824)
Investments in Affiliates	(357)	(301)
Exchange-traded or centrally cleared financial derivative instruments	32,437	2,049
Over the counter financial derivative instruments	(9,899)	742
Foreign currency	1,050	1,664
Net Change in Unrealized (Appreciation) Depreciation
Investments in securities	41,137	(27,777)
Investments in Affiliates	26	(34)
Exchange-traded or centrally cleared financial derivative instruments	(62,758)	(580)
Over the counter financial derivative instruments	(14,614)	(998)
Foreign currency assets and liabilities	728	182
Net amortization (accretion) on investments	6,127	(3,117)

Net Cash Provided by (Used for) Operating Activities	536,294	(5,779)

Cash Flows Received from (Used for) Financing Activities:

Proceeds from shares sold	1,747,043	557,957
Payments on shares redeemed	(2,017,460)	(545,405)
Increase (decrease) in overdraft due to custodian	69	0
Cash distributions paid*	(12,238)	(181)
Proceeds from reverse repurchase agreements	77,187,196	41,533
Payments on reverse repurchase agreements	(77,414,981)	(45,055)
Proceeds from sale-buyback transactions	2,121,602	0
Payments on sale-buyback transactions	(2,150,444)	0

Net Cash Received from (Used for) Financing Activities	(539,213)	8,849

Net Increase (Decrease) in Cash and Foreign Currency	(2,919)	3,070

Cash and Foreign Currency:

Beginning of year	8,769	983
End of year	$5,850	$4,053

* Reinvestment of distributions	$277,071	$15,375

Supplemental Disclosure of Cash Flow Information:

Interest expense paid during the year	$2,571	$147
Non Cash Payment in Kind	$1,169	$3

†	A zero balance may reflect actual amounts rounding to less than one thousand.

A Statement of Cash Flows is presented when a Fund has a significant amount of borrowing during the year or period, based on the average total borrowing outstanding in relation to total assets or when substantially all of a Fund’s investments are not classified as Level 1 or 2 in the fair value hierarchy.

ANNUAL REPORT	|	MARCH 31, 2021	37

Schedule of Investments	PIMCO Credit Opportunities Bond Fund

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 78.1%

LOAN PARTICIPATIONS AND ASSIGNMENTS 18.3%

AAdvantage Loyalty IP Ltd.
TBD% due 04/20/2028	$800	$820

Advantage Sales & Marketing, Inc.
6.000% (LIBOR03M + 5.250%) due 10/28/2027 ~	1,000	1,000

Altice France S.A.
3.794% (LIBOR03M + 3.688%) due 01/31/2026 ~	2,032	2,017

Arches Buyer, Inc.
3.750% (LIBOR03M + 3.250%) due 12/06/2027 ~	399	397

Avolon TLB Borrower (U.S.) LLC
3.250% (LIBOR03M + 2.500%) due 12/01/2027 ~	599	599

AWAS Aviation Capital Ltd.
4.870% due 10/03/2021 «(g)	1,138	1,152

Beacon Roofing Supply, Inc.
2.359% (LIBOR03M + 2.250%) due 01/02/2025 ~	491	489

Cablevision Lightpath LLC
3.750% (LIBOR03M + 3.250%) due 11/30/2027 ~	299	299

Caesars Resort Collection LLC
4.609% (LIBOR03M + 4.500%) due 07/21/2025 ~	597	599

Calpine Corp.
2.610% (LIBOR03M + 2.500%) due 12/16/2027 ~	1,382	1,376

Camelot U.S. Acquisition Co.
3.109% (LIBOR03M + 3.000%) due 10/30/2026 ~	3,433	3,410

Carnival Corp.
8.500% (LIBOR03M + 7.500%) due 06/30/2025 ~	1,634	1,691

Chobani LLC
4.500% (LIBOR03M + 3.500%) due 10/20/2027 ~	896	896

Citadel Securities LP
2.609% (LIBOR03M + 2.500%) due 02/29/2028 ~	600	594

CityCenter Holdings LLC
3.000% (LIBOR03M + 2.250%) due 04/18/2024 ~	598	592

CommScope, Inc.
3.359% (LIBOR03M + 3.250%) due 04/06/2026 ~	3,954	3,936

Core & Main LP
3.750% (LIBOR03M + 2.750%) due 08/01/2024 ~	2,868	2,863

Cornerstone Building Brands, Inc.
3.856% (LIBOR03M + 3.750%) due 04/12/2025 ~	6,168	6,170

Coty, Inc.
2.354% (LIBOR03M + 2.250%) due 04/07/2025 ~	246	237

Crown Finance US, Inc.
7.203% (LIBOR03M + 7.000%) due 05/23/2024 ~	18	23

Dun & Bradstreet Corp.
3.359% (LIBOR03M + 3.250%) due 02/06/2026 ~	1,194	1,189

EW Scripps Co.
3.750% (LIBOR03M + 3.000%) due 01/07/2028 ~	100	100

Foundation Building Materials Holding Co LLC
3.750% (LIBOR03M + 3.250%) due 02/03/2028 ~	211	209

INEOS Styrolution US Holding LLC
3.250% (LIBOR03M + 2.750%) due 01/29/2026 ~	900	898

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Intelsat Jackson Holdings S.A.
3.600% - 6.500% (LIBOR03M + 5.500%) due 07/13/2022 ~		$831	$845
8.000% (PRIME + 4.750%) due 11/27/2023 ~		3,800	3,870

IRB Holding Corp.
3.750% (LIBOR03M + 2.750%) due 02/05/2025 ~		1,191	1,183
4.250% (LIBOR03M + 3.250%) due 12/15/2027 ~		600	599

Ivanti Software, Inc.
5.750% (LIBOR03M + 4.750%) due 12/01/2027 ~		1,600	1,610

Jefferies Finance LLC
3.125% (LIBOR03M + 3.000%) due 06/03/2026 ~		98	98

Jeld-Wen, Inc.
2.109% (LIBOR03M + 2.000%) due 12/14/2024 ~		3,113	3,103

MPH Acquisition Holdings LLC
3.750% (LIBOR03M + 2.750%) due 06/07/2023 ~		1,042	1,037

Nielsen Consumer, Inc.
4.103% (LIBOR03M + 4.000%) due 03/06/2028 ~		250	249

Nouryon Finance BV
2.860% (LIBOR03M + 2.750%) due 10/01/2025 ~		286	282
3.000% (EUR003M + 3.000%) due 10/01/2025 ~	EUR	189	221

Ortho-Clinical Diagnostics S.A.
3.359% - 5.500% (LIBOR03M + 3.250%) due 06/30/2025 ~		$2,426	2,425

Parexel International Corp.
2.859% (LIBOR03M + 2.750%) due 09/27/2024 ~		3,466	3,429

Peraton Holding Corp.
TBD% due 02/01/2028 µ		1,300	1,301
4.500% (LIBOR03M + 3.750%) due 02/01/2028 ~		739	739

Petco Health & Wellness Co.
4.000% (LIBOR03M + 3.250%) due 03/03/2028 ~		300	299

Phoenix Guarantor, Inc.
TBD% due 03/05/2026		100	100

PPD, Inc.
2.750% (LIBOR03M + 2.250%) due 01/13/2028 ~		3,100	3,091

Rackspace Hosting, Inc.
3.500% (LIBOR03M + 2.750%) due 02/15/2028 ~		1,200	1,192

RegionalCare Hospital Partners Holdings, Inc.
3.859% (LIBOR03M + 3.750%) due 11/16/2025 ~		2,550	2,548

SkyMiles IP Ltd.
4.750% (LIBOR03M + 3.750%) due 10/20/2027 ~		1,000	1,052

Sotera Health Holdings LLC
3.250% (LIBOR03M + 2.750%) due 12/11/2026 ~		3,400	3,396

Spirit AeroSystems Holdings, Inc.
6.000% (LIBOR03M + 5.250%) due 01/15/2025 ~		499	503

TransDigm, Inc.
2.359% (LIBOR03M + 2.250%) due 12/09/2025 ~		1,094	1,073

Truck Hero, Inc.
4.500% (LIBOR03M + 3.750%) due 01/31/2028 ~		100	100

USI, Inc.
3.203% (LIBOR03M + 3.000%) due 05/16/2024 ~		2,541	2,515
4.254% (LIBOR03M + 3.250%) due 12/02/2026 ~		495	491

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

White Cap Buyer LLC
4.500% (LIBOR03M + 4.000%) due 10/19/2027 ~		$2,195	$2,193

Zayo Group Holdings, Inc.
3.109% (LIBOR03M + 3.000%) due 03/09/2027 ~		2,052	2,039
3.250% (EUR003M + 3.250%) due 03/09/2027 ~	EUR	990	1,157

Total Loan Participations and Assignments (Cost $73,280)			74,296

CORPORATE BONDS & NOTES 44.5%

BANKING & FINANCE 12.7%

Aircastle Ltd.
2.850% due 01/26/2028		$200	191

American Assets Trust LP
3.375% due 02/01/2031		400	394

Aviation Capital Group LLC
3.500% due 11/01/2027		1,200	1,236

Banca Monte dei Paschi di Siena SpA
2.625% due 04/28/2025	EUR	1,500	1,805

Banco BTG Pactual S.A.
2.750% due 01/11/2026		$300	285

BGC Partners, Inc.
4.375% due 12/15/2025		100	107

Brandywine Operating Partnership LP
4.550% due 10/01/2029		300	318

Burford Capital Global Finance LLC
6.250% due 04/15/2028 (a)		500	513

DAE Sukuk Difc Ltd.
3.750% due 02/15/2026		1,300	1,341

Fairfax Financial Holdings Ltd.
4.625% due 04/29/2030		600	656

Ford Motor Credit Co. LLC
3.087% due 01/09/2023		1,600	1,629
3.219% due 01/09/2022		500	507
3.339% due 03/28/2022		400	406
3.550% due 10/07/2022		1,100	1,128
5.125% due 06/16/2025		900	973

Fortress Transportation & Infrastructure Investors LLC
6.500% due 10/01/2025		300	314
6.750% due 03/15/2022		907	909

Freedom Mortgage Corp.
7.625% due 05/01/2026		400	420
8.125% due 11/15/2024		778	809

Global Atlantic Fin Co.
4.400% due 10/15/2029		200	211

Globalworth Real Estate Investments Ltd.
3.000% due 03/29/2025	EUR	1,400	1,747

GLP Capital LP
4.000% due 01/15/2030		$3,500	3,647

Growthpoint Properties International Pty. Ltd.
5.872% due 05/02/2023		1,884	2,002

Host Hotels & Resorts LP
3.375% due 12/15/2029		300	298
3.500% due 09/15/2030		1,300	1,308

Howard Hughes Corp.
4.125% due 02/01/2029		500	489

HSBC Holdings PLC
4.600% due 12/17/2030 •**(f)		900	892
4.950% due 03/31/2030		200	234

Intrum AB
3.500% due 07/15/2026	EUR	1,300	1,525

Jefferies Finance LLC
6.250% due 06/03/2026		$1,000	1,055

Kaisa Group Holdings Ltd.
7.875% due 06/09/2021		800	803
11.500% due 01/30/2023		800	833

Lincoln Financing SARL
3.625% due 04/01/2024	EUR	900	1,069

MGM Growth Properties Operating Partnership LP
3.875% due 02/15/2029		$2,300	2,295

38	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

March 31, 2021

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

MPT Operating Partnership LP
2.550% due 12/05/2023	GBP	100	$140
4.625% due 08/01/2029		$800	843

National Health Investors, Inc.
3.000% due 02/01/2031		100	94

Nationstar Mortgage Holdings, Inc.
5.125% due 12/15/2030		300	296

Natwest Group PLC
4.892% due 05/18/2029 •		500	570
5.076% due 01/27/2030 •		1,000	1,158

Nissan Motor Acceptance Corp.
3.875% due 09/21/2023		100	107

Pinnacol Assurance
8.625% due 06/25/2034 «(g)		3,000	3,645

PRA Group, Inc.
7.375% due 09/01/2025		2,900	3,116

Radian Group, Inc.
6.625% due 03/15/2025		700	786

SBA Communications Corp.
3.125% due 02/01/2029		1,000	962

Seazen Group Ltd.
6.000% due 08/12/2024		1,500	1,586

Shriram Transport Finance Co. Ltd.
5.950% due 10/24/2022		600	617

SLM Corp.
4.200% due 10/29/2025		1,000	1,053

UniCredit SpA
7.500% due 06/03/2026 •**(f)	EUR	1,000	1,391

Weyerhaeuser Co.
7.375% due 03/15/2032		$2,100	2,953

			51,666

INDUSTRIALS 28.0%

Abertis Infraestructuras S.A.
3.000% due 03/27/2031	EUR	800	1,088

AdaptHealth LLC
4.625% due 08/01/2029		$100	100

Adevinta ASA
2.625% due 11/15/2025	EUR	400	483

Advantage Sales & Marketing, Inc.
6.500% due 11/15/2028		$1,700	1,771

Air Canada Pass-Through Trust
4.125% due 11/15/2026		67	66

Altice France S.A.
2.125% due 02/15/2025	EUR	600	681

American Airlines, Inc.
5.750% due 04/20/2029		$200	213

AngloGold Ashanti Holdings PLC
3.750% due 10/01/2030		200	203

Atlantia SpA
1.875% due 07/13/2027	EUR	900	1,080

BCPE Ulysses Intermediate, Inc. (7.750% Cash or 8.500% PIK)
7.750% due 04/01/2027 (b)		$200	208

Bellis Acquisition Co. PLC
3.250% due 02/16/2026	GBP	1,500	2,080

Boeing Co.
5.150% due 05/01/2030		$1,000	1,153
5.705% due 05/01/2040		1,100	1,349
5.805% due 05/01/2050		500	631
5.930% due 05/01/2060		500	643

Bombardier, Inc.
6.000% due 10/15/2022		300	301
7.500% due 12/01/2024		600	600

Booz Allen Hamilton, Inc.
3.875% due 09/01/2028		450	453

British Airways Pass-Through Trust
4.250% due 05/15/2034		149	156

Broadcom, Inc.
4.150% due 11/15/2030		300	324
4.300% due 11/15/2032		400	436

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Caesars Entertainment, Inc.
6.250% due 07/01/2025		$1,400	$1,494

Caesars Resort Collection LLC
5.750% due 07/01/2025		200	211

CCO Holdings LLC
4.500% due 08/15/2030		100	102
4.500% due 05/01/2032		1,500	1,521

CF Industries, Inc.
5.375% due 03/15/2044		300	356

Charter Communications Operating LLC
3.700% due 04/01/2051		400	375

Chobani LLC
4.625% due 11/15/2028		700	716

Cirsa Finance International SARL
4.750% due 05/22/2025 (i)	EUR	1,100	1,250

Community Health Systems, Inc.
4.750% due 02/15/2031		$100	98
5.625% due 03/15/2027		100	105
6.625% due 02/15/2025		3,700	3,913

Constellation Oil Services Holding S.A. (10.000% PIK)
10.000% due 11/09/2024 ^(b)(c)		2,041	516

Core & Main Holdings LP (8.625% Cash or 9.375% PIK)
8.625% due 09/15/2024 (b)		1,400	1,425

CPUK Finance Ltd.
4.875% due 02/28/2047	GBP	1,100	1,535

DaVita, Inc.
4.625% due 06/01/2030		$2,800	2,856

Delta Air Lines, Inc.
4.500% due 10/20/2025		200	214

Diamond Sports Group LLC
5.375% due 08/15/2026		1,500	1,082
6.625% due 08/15/2027		1,200	625

Eldorado Intl. Finance GmbH
8.625% due 06/16/2021		200	200

Esercizi Aeroportuali SEA SpA
3.500% due 10/09/2025	EUR	800	997

Expedia Group, Inc.
3.250% due 02/15/2030		$1,300	1,310
3.800% due 02/15/2028		1,700	1,802

Fairstone Financial, Inc.
7.875% due 07/15/2024		200	211

Fraport AG Frankfurt Airport Services Worldwide
2.125% due 07/09/2027	EUR	600	738

Global Medical Response, Inc.
6.500% due 10/01/2025		$1,785	1,850

Heathrow Funding Ltd.
1.875% due 07/12/2032	EUR	800	999

Hilton Domestic Operating Co., Inc.
3.625% due 02/15/2032		$900	875

Huntsman International LLC
4.500% due 05/01/2029		1,600	1,774

IHO Verwaltungs GmbH (3.625% Cash or 4.375% PIK)
3.625% due 05/15/2025 (b)	EUR	500	598

IHO Verwaltungs GmbH (6.000% Cash or 6.750% PIK)
6.000% due 05/15/2027 (b)		$500	526

Indigo Natural Resources LLC
5.375% due 02/01/2029		2,300	2,270

INEOS Quattro Finance 2 PLC
2.500% due 01/15/2026	EUR	600	705

Innophos Holdings, Inc.
9.375% due 02/15/2028		$400	432

Intelsat Jackson Holdings S.A.
5.500% due 08/01/2023 ^(c)		100	62

Jaguar Land Rover Automotive PLC
5.625% due 02/01/2023		1,400	1,404
5.875% due 11/15/2024	EUR	600	762

John Lewis PLC
4.250% due 12/18/2034	GBP	700	975

Kraft Heinz Foods Co.
4.250% due 03/01/2031		$300	331

Las Vegas Sands Corp.
3.900% due 08/08/2029		400	411

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Level 3 Financing, Inc.
3.750% due 07/15/2029		$600	$588

Live Nation Entertainment, Inc.
6.500% due 05/15/2027		2,800	3,112

Manitowoc Co., Inc.
9.000% due 04/01/2026		900	973

Marks & Spencer PLC
6.000% due 06/12/2025	GBP	800	1,242

Marriott International, Inc.
4.625% due 06/15/2030		$2,150	2,408

Melco Resorts Finance Ltd.
5.375% due 12/04/2029		500	532
5.750% due 07/21/2028		2,400	2,560

MGM China Holdings Ltd.
5.250% due 06/18/2025		1,200	1,252

NCL Corp. Ltd.
10.250% due 02/01/2026		1,150	1,352

Nissan Motor Co. Ltd.
3.043% due 09/15/2023		1,300	1,361

Northriver Midstream Finance LP
5.625% due 02/15/2026		600	625

Perrigo Finance Unlimited Co.
3.150% due 06/15/2030		500	492

PetSmart, Inc.
4.750% due 02/15/2028		250	256

Prime Healthcare Services, Inc.
7.250% due 11/01/2025		700	748

Prosus NV
3.832% due 02/08/2051		700	616

Radiate Holdco LLC
4.500% due 09/15/2026		2,300	2,332

Rattler Midstream LP
5.625% due 07/15/2025		400	418

Resolute Forest Products, Inc.
4.875% due 03/01/2026		2,500	2,509

Rolls-Royce PLC
3.625% due 10/14/2025		300	302
4.625% due 02/16/2026	EUR	100	127
5.750% due 10/15/2027	GBP	1,100	1,653

Royal Caribbean Cruises Ltd.
10.875% due 06/01/2023		$400	461
11.500% due 06/01/2025		400	467

Sands China Ltd.
3.800% due 01/08/2026		200	213
4.375% due 06/18/2030		900	954
5.125% due 08/08/2025		400	448
5.400% due 08/08/2028		3,700	4,236

Sappi Papier Holding GmbH
3.125% due 04/15/2026 (i)	EUR	800	943
3.125% due 04/15/2026		478	563

Scripps Escrow, Inc.
3.875% due 01/15/2029		$200	197

Seagate HDD Cayman
5.750% due 12/01/2034		300	341

Southwest Airlines Co.
5.250% due 05/04/2025		2,800	3,188

SpA Holdings 3 Oy
4.875% due 02/04/2028		1,000	1,005

Spirit AeroSystems, Inc.
3.950% due 06/15/2023		100	99
4.600% due 06/15/2028		200	196
5.500% due 01/15/2025		500	529
7.500% due 04/15/2025		2,500	2,694

Studio City Finance Ltd.
6.000% due 07/15/2025		900	953

Syngenta Finance NV
5.182% due 04/24/2028		1,800	1,948

Tencent Holdings Ltd.
2.390% due 06/03/2030		250	242
3.240% due 06/03/2050		200	185

Teva Pharmaceutical Finance Netherlands BV
2.800% due 07/21/2023		1,250	1,246

Textron, Inc.
3.000% due 06/01/2030		400	407

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2021	39

Schedule of Investments	PIMCO Credit Opportunities Bond Fund	(Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Time Warner Entertainment Co. LP
8.375% due 07/15/2033		$200	$290

TransDigm, Inc.
4.625% due 01/15/2029		400	395
8.000% due 12/15/2025		900	981

Transocean Guardian Ltd.
5.875% due 01/15/2024		1,074	942

Triumph Group, Inc.
8.875% due 06/01/2024		2,275	2,564

Unigel Luxembourg S.A.
8.750% due 10/01/2026		600	649

United Airlines Pass-Through Trust
5.875% due 04/15/2029		781	867

ViaSat, Inc.
6.500% due 07/15/2028		400	422

Viking Ocean Cruises Ship Ltd.
5.625% due 02/15/2029		200	203

Virgin Australia Holdings Ltd.
8.125% due 11/15/2024 ^(c)		900	83

Virgin Media Secured Finance PLC
4.125% due 08/15/2030	GBP	1,700	2,345

Vmed O2 UK Financing PLC
4.000% due 01/31/2029		1,200	1,656
4.250% due 01/31/2031		$700	682

Wynn Macau Ltd.
4.875% due 10/01/2024		200	203
5.125% due 12/15/2029		900	924
5.500% due 01/15/2026		300	313
5.500% due 10/01/2027		500	523
5.625% due 08/26/2028		1,200	1,257

			113,917

UTILITIES 3.8%

AT&T, Inc.
3.650% due 06/01/2051		300	291

Centrais Eletricas Brasileiras S.A.
4.625% due 02/04/2030		200	200

Gazprom PJSC via Gaz Finance PLC
2.950% due 01/27/2029		1,500	1,428

Greenko Solar Mauritius Ltd.
5.950% due 07/29/2026		900	964

Odebrecht Offshore Drilling Finance Ltd.
6.720% due 12/01/2022 ^		345	339

Pacific Gas & Electric Co.
2.500% due 02/01/2031		400	378
3.150% due 01/01/2026		1,100	1,147
3.500% due 06/15/2025		100	106
4.550% due 07/01/2030		500	543

Petrobras Global Finance BV
5.093% due 01/15/2030		1,097	1,141
5.600% due 01/03/2031		450	475

ReNew Power Synthetic
6.670% due 03/12/2024		1,400	1,472

Rio Oil Finance Trust
8.200% due 04/06/2028		780	891
9.250% due 07/06/2024		476	530

Sprint Corp.
7.125% due 06/15/2024		100	115
7.250% due 09/15/2021		2,072	2,127
7.875% due 09/15/2023		200	229

Targa Resources Partners LP
4.875% due 02/01/2031		1,800	1,826

Verizon Communications, Inc.
2.100% due 03/22/2028		1,000	1,005

			15,207

Total Corporate Bonds & Notes (Cost $177,629)			180,790

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
MUNICIPAL BONDS & NOTES 0.0%

NEW YORK 0.0%

Erie Tobacco Asset Securitization Corp., New York Revenue Bonds, Series 2005
6.000% due 06/01/2028	$130	$130

Total Municipal Bonds & Notes (Cost $123)		130

U.S. GOVERNMENT AGENCIES 1.3%

Fannie Mae, TBA
3.000% due 06/01/2051	3,300	3,436

Freddie Mac
6.157% due 11/25/2055 «~	376	231

Ginnie Mae, TBA
2.000% due 05/01/2051	500	504
2.500% due 05/01/2051	500	515

Uniform Mortgage-Backed Security, TBA
2.000% due 06/01/2051	500	497

Total U.S. Government Agencies (Cost $5,198)		5,183

U.S. TREASURY OBLIGATIONS 1.5%

U.S. Treasury Bonds
1.875% due 02/15/2041 (k)	5,500	5,123

U.S. Treasury Notes
1.125% due 02/15/2031	900	850

Total U.S. Treasury Obligations (Cost $5,999)		5,973

NON-AGENCY MORTGAGE-BACKED SECURITIES 4.0%

American Home Mortgage Investment Trust
1.951% due 11/25/2045 ^•	46	29

Banc of America Funding Trust
3.044% due 09/20/2047 ^~	432	385
7.000% due 10/25/2037 ^	175	141

Banc of America Mortgage Trust
2.672% due 10/25/2035 ~	888	871

BCAP LLC Trust
0.329% due 05/25/2047 ^•	190	194
0.618% due 05/26/2035 •	4	4
6.000% due 07/26/2037 ~	450	453

Bear Stearns ALT-A Trust
2.896% due 04/25/2037 ~	396	354

Chase Mortgage Finance Trust
3.262% due 09/25/2036 ^~	91	85

Citigroup Mortgage Loan Trust
6.000% due 11/25/2036	48	50

Countrywide Alternative Loan Trust
0.299% due 07/25/2046 ^•	139	131
0.301% due 09/20/2046 •	184	167
0.409% due 06/25/2035 ^•	392	299
0.489% due 09/25/2046 ^•	406	394
0.509% due 04/25/2035 ^•	369	309
0.729% due 11/25/2035 •	140	138
1.409% due 10/25/2035 ^•	198	156
5.750% due 07/25/2035 ^	118	98
6.000% due 08/25/2036 ^•	277	224
6.000% due 05/25/2037 ^	736	498

Countrywide Home Loan Mortgage Pass-Through Trust
3.029% due 09/25/2037 ^~	424	419
5.750% due 07/25/2037 ^	124	97
6.000% due 10/25/2034	6	6

Credit Suisse Mortgage Capital Certificates
2.465% due 12/29/2037 ~	5,429	4,226

Credit Suisse Mortgage Capital Mortgage-Backed Trust
6.000% due 07/25/2036	728	554

Deutsche ALT-A Securities, Inc. Mortgage Loan Trust
0.209% due 08/25/2037 ^•	448	374
0.259% due 02/25/2047 •	2,329	1,659

First Horizon Alternative Mortgage Securities Trust
2.687% due 08/25/2035 ^~	110	102
6.000% due 05/25/2036 ^	8	5

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Impac Secured Assets Trust
0.259% due 11/25/2036 •	$487	$461

IndyMac Mortgage Loan Trust
0.359% due 02/25/2037 •	322	258
2.940% due 11/25/2035 ^~	353	345
3.331% due 05/25/2037 ^~	162	152
6.250% due 11/25/2037 ^	281	184

MASTR Adjustable Rate Mortgages Trust
4.627% due 11/25/2034 ~	192	198

Merrill Lynch Alternative Note Asset Trust
0.219% due 03/25/2037 •	2,111	832

Morgan Stanley Mortgage Loan Trust
3.064% due 11/25/2037 ~	349	303

Residential Accredit Loans, Inc. Trust
0.459% due 08/25/2035 ^•	615	511
3.463% due 07/25/2035 ~	31	31
3.581% due 12/26/2034 ^~	320	198
4.361% due 09/25/2035 ^~	10	8

Residential Funding Mortgage Securities, Inc. Trust
6.000% due 10/25/2036 ^	21	20

WaMu Mortgage Pass-Through Certificates Trust
1.707% due 07/25/2047 ^•	87	83
2.736% due 12/25/2036 ^~	139	138

Total Non-Agency Mortgage-Backed Securities (Cost $15,081)		16,144

ASSET-BACKED SECURITIES 5.2%

ACE Securities Corp. Home Equity Loan Trust
0.659% due 12/25/2045 ^•	767	680

Argent Securities, Inc. Asset-Backed Pass-Through Certificates
0.569% due 01/25/2036 •	514	499

Asset-Backed Funding Certificates Trust
1.109% due 06/25/2037 •	370	347
1.159% due 03/25/2034 ^•	651	642

Bear Stearns Asset-Backed Securities Trust
0.449% due 05/25/2036 ^•	322	321
0.459% due 12/25/2035 ^•	353	220
1.909% due 07/25/2034 •	284	290

Citigroup Mortgage Loan Trust
0.269% due 12/25/2036 •	1,170	789

GSAMP Trust
0.229% due 12/25/2036 •	488	303
0.339% due 12/25/2046 •	434	291

HSI Asset Securitization Corp. Trust
0.889% due 11/25/2035 •	1,156	1,150

Lehman XS Trust
0.419% due 03/25/2037 •	1,179	1,019

MASTR Asset-Backed Securities Trust
0.329% due 08/25/2036 •	583	310
0.409% due 08/25/2036 •	1,319	706

Morgan Stanley ABS Capital, Inc. Trust
0.239% due 01/25/2037 •	3,968	2,202
0.249% due 10/25/2036 •	763	449
0.259% due 10/25/2036 •	1,947	1,303
0.259% due 12/25/2036 •	111	72
0.339% due 09/25/2036 •	815	479
0.409% due 06/25/2036 •	197	179

Morgan Stanley Mortgage Loan Trust
5.965% due 09/25/2046 ^þ	1,218	615

New Century Home Equity Loan Trust
3.109% due 01/25/2033 ^•	85	80

People’s Financial Realty Mortgage Securities Trust
0.249% due 09/25/2036 •	3,851	1,457

Renaissance Home Equity Loan Trust
5.879% due 06/25/2037 ^þ	2,099	858

Residential Asset Mortgage Products Trust
0.569% due 12/25/2035 •	1,281	1,152

Residential Asset Securities Corp. Trust
0.989% due 08/25/2034 •	270	264

Securitized Asset-Backed Receivables LLC Trust
0.609% due 03/25/2036 •	1,455	1,131
0.609% due 05/25/2036 •	927	646

40	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

March 31, 2021

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

SG Mortgage Securities Trust
0.469% due 02/25/2036 •		$1,173	$814

Structured Asset Investment Loan Trust
1.234% due 01/25/2035 •		1,024	963
1.489% due 04/25/2033 •		35	35
1.684% due 01/25/2035 •		1,102	886
1.834% due 01/25/2035 ^•		786	201

Total Asset-Backed Securities (Cost $18,984)			21,353

SOVEREIGN ISSUES 2.6%

Argentina Government International Bond
0.125% due 07/09/2030 þ		233	77
0.125% due 07/09/2035 þ		153	44
0.125% due 07/09/2041 þ		1,800	623
1.000% due 07/09/2029		29	10
36.119% (BADLARPP + 2.000%) due 04/03/2022 ~	ARS	180	1

Australia Government International Bond
1.000% due 11/21/2031	AUD	900	628

Autonomous City of Buenos Aires
39.106% (BADLARPP + 5.000%) due 01/23/2022 ~	ARS	1,290	9

Peru Government International Bond
5.940% due 02/12/2029	PEN	1,200	364
6.350% due 08/12/2028		9,600	2,995
6.950% due 08/12/2031		3,300	1,022

Perusahaan Penerbit SBSN Indonesia
3.800% due 06/23/2050		$200	203

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Russia Government International Bond
7.650% due 04/10/2030	RUB	184,700	$2,562
8.500% due 09/17/2031		112,400	1,654

Ukraine Government International Bond
7.750% due 09/01/2021		$300	306

Total Sovereign Issues (Cost $12,108)			10,498

		SHARES
COMMON STOCKS 0.3%

FINANCIALS 0.3%

Stearns Holdings LLC ‘B’ «(g)		304,918	1,354

Total Common Stocks (Cost $1,43804)			1,354

WARRANTS 0.0%

INDUSTRIALS 0.0%

Cineworld Group PLC - Exp. 11/23/2025 «(g)		5,979	6

UTILITIES 0.0%

Vistra Corp. - Exp. 02/02/2024		34,977	12

Total Warrants (Cost $92)			18

SHORT-TERM INSTRUMENTS 0.4%

REPURCHASE AGREEMENTS (h) 0.4%
			1,597

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
ARGENTINA TREASURY BILLS 0.0%
19.602% due 06/30/2021 - 09/13/2021 (d)(e)	ARS	17,773	$124

Total Short-Term Instruments (Cost $1,720)			1,721

Total Investments in Securities (Cost $311,652)			317,460

		SHARES
INVESTMENTS IN AFFILIATES 21.5%

SHORT-TERM INSTRUMENTS 21.5%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 21.5%

PIMCO Short-Term Floating NAV Portfolio III		8,876,966	87,527

Total Short-Term Instruments (Cost $87,421)			87,527

Total Investments in Affiliates (Cost $87,421)			87,527

Total Investments 99.6% (Cost $399,073)			$404,987

Financial Derivative Instruments (j)(l) 0.3% (Cost or Premiums, net $2,388)			1,175

Other Assets and Liabilities, net 0.1%			400

Net Assets 100.0%			$406,562

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
«	Security valued using significant unobservable inputs (Level 3).
µ

All or a portion of this amount represents unfunded loan commitments. The interest rate for the unfunded portion will be determined at the time of funding. See Note 4, Securities and Other Investments, in the Notes to Financial Statements for more information regarding unfunded loan commitments.

~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
**	Contingent convertible security.
(a)	When-issued security.
(b)	Payment in-kind security.
(c)	Security is not accruing income as of the date of this report.
(d)	Coupon represents a weighted average yield to maturity.
(e)	Zero coupon security.
(f)	Perpetual maturity; date shown, if applicable, represents next contractual call date.

(g)  RESTRICTED SECURITIES:

Issuer Description	Coupon	Maturity Date	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
AWAS Aviation Capital Ltd.	4.870%	10/03/2021	10/02/2014	$ 1,138	$1,152	0.28%
Cineworld Group PLC	0.00	11/23/2025	12/21/2020	0	6	0.00
Pinnacol Assurance	8.625	06/25/2034	06/23/2014	3,000	3,645	0.90
Stearns Holdings LLC ‘B’	0.00		03/15/2021	1,438	1,354	0.33

				$ 5,576	$6,157	1.51%

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2021	41

Schedule of Investments	PIMCO Credit Opportunities Bond Fund	(Cont.)

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(h)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
SBI	(0.100)%	03/19/2020	03/17/2022	$1,597	Deere & Co. 3.900% due 06/09/2042	$(1,498)	$1,597	$1,595

Total Repurchase Agreements						$(1,498)	$1,597	$1,595

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate(2)	Settlement Date	Maturity Date		Amount Borrowed(2)	Payable for Reverse Repurchase Agreements
BRC	(0.950)%	01/21/2021	TBD	(3)	EUR (1,048)	$(1,229)
JML	(3.000)	01/22/2021	TBD	(3)	(806)	(939)

Total Reverse Repurchase Agreements						$(2,168)

SHORT SALES:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales(4)
Corporate Bonds & Notes (0.4)%
Industrials (0.4)%
Deere & Co.	3.900%	06/09/2042	$1,300	$(1,433)	$(1,501)

Total Short Sales (0.4)%				$(1,433)	$(1,501)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of March 31, 2021:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Payable for Short Sales(4)	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(5)
Global/Master Repurchase Agreement
BRC	$0	$(1,229)	$0	$0	$(1,229)	$1,250	$21
JML	0	(939)	0	0	(939)	943	4
SBI	1,595	0	0	0	1,595	(1,498)	97

Master Securities Forward Transaction Agreement
FOB	0	0	0	(1,501)	(1,501)	0	(1,501)

Total Borrowings and Other Financing Transactions	$1,595	$(2,168)	$0	$(1,501)

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
Corporate Bonds & Notes	$0	$0	$0	$(2,168)	$(2,168)

Total Borrowings	$0	$0	$0	$(2,168)	$(2,168)

Payable for reverse repurchase agreements					$(2,168)

(i)	Securities with an aggregate market value of $2,193 have been pledged as collateral under the terms of the above master agreements as of March 31, 2021.

(1)	Includes accrued interest.
(2)

The average amount of borrowings outstanding during the period ended March 31, 2021 was $(973) at a weighted average interest rate of (2.027%). Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(3)	Open maturity reverse repurchase agreement.
(4)	Payable for short sales includes $16 of accrued interest.
(5)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

42	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

March 31, 2021

(j)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

WRITTEN OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Notional Amount	Premiums (Received)	Market Value
Put - CME 90-Day Eurodollar April 2021 Futures	$98.500	04/16/2021	4	$10	$(1)	$(1)
Call - CME 90-Day Eurodollar April 2021 Futures	99.000	04/16/2021	4	10	0	0

Total Written Options					$(1)	$(1)

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
U.S. Treasury 5-Year Note June Futures	06/2021	121	$14,931	$(191)	$0	$(20)
U.S. Treasury 30-Year Bond June Futures	06/2021	12	1,855	(72)	0	(5)

				$(263)	$0	$(25)

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
Euro-Bund 10-Year Bond June Futures	06/2021	8	$(1,607)	$2	$6	$(3)
U.S. Treasury 2-Year Note June Futures	06/2021	207	(45,690)	43	10	0
U.S. Treasury 10-Year Note June Futures	06/2021	257	(33,651)	849	64	0
U.S. Treasury 10-Year Ultra Long-Term Bond June Futures	06/2021	65	(9,340)	123	22	0
U.S. Treasury Ultra Long-Term Bond June Futures	06/2021	22	(3,987)	235	25	0

				$1,252	$127	$(3)

Total Futures Contracts				$989	$127	$(28)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - BUY PROTECTION(1)

Reference Entity	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2021(3)	Notional Amount(4)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
									Asset	Liability
Anheuser-Busch InBev	(1.000)%	Quarterly	12/20/2023	0.382%	EUR 3,300	$(68)	$1	$(67)	$0	$0
AutoZone, Inc.	(1.000)	Quarterly	06/20/2024	0.210	$ 4,400	(118)	4	(114)	0	(1)
ConocoPhillips	(1.000)	Quarterly	12/20/2024	0.432	300	0	(6)	(6)	0	0
Johnson Controls International PLC	(1.000)	Quarterly	12/20/2024	0.265	4,200	(153)	37	(116)	1	0
Kohl’s Corp.	(1.000)	Quarterly	12/20/2023	0.602	1,000	28	(39)	(11)	0	(1)
L Brands, Inc.	(1.000)	Quarterly	12/20/2023	0.878	1,050	81	(85)	(4)	0	0
Lowe’s Cos., Inc.	(1.000)	Quarterly	12/20/2023	0.164	1,900	(46)	2	(44)	0	0
Macy’s Retail Holdings, Inc.	(1.000)	Quarterly	12/20/2023	2.303	1,150	49	(9)	40	6	0
Tyson Foods, Inc.	(1.000)	Quarterly	06/20/2024	0.256	4,400	(129)	22	(107)	0	(2)

						$(356)	$(73)	$(429)	$7	$(4)

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(2)

Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2021(3)	Notional Amount(4)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
									Asset	Liability
AT&T, Inc.	1.000%	Quarterly	12/20/2024	0.500%	$ 8,800	$143	$22	$165	$2	$0
Bombardier, Inc.	5.000	Quarterly	12/20/2021	2.304	1,100	27	(4)	23	0	(2)
Bombardier, Inc.	5.000	Quarterly	12/20/2024	5.203	400	(12)	10	(2)	0	0
DISH DBS Corp.	5.000	Quarterly	12/20/2022	1.951	400	23	(2)	21	0	(1)
MetLife, Inc.	1.000	Quarterly	12/20/2024	0.397	200	3	1	4	0	0
Rolls-Royce PLC	1.000	Quarterly	06/20/2025	2.535	EUR 450	(81)	49	(32)	1	0
Rolls-Royce PLC	1.000	Quarterly	12/20/2025	2.683	600	(54)	2	(52)	1	0

						$49	$78	$127	$4	$(3)

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2021	43

Schedule of Investments	PIMCO Credit Opportunities Bond Fund	(Cont.)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - BUY PROTECTION(1)

Index/Tranches	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Notional Amount(4)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
								Asset	Liability
CDX.IG-33 5-Year Index	(1.000)%	Quarterly	12/20/2024	$2,900	$ 27	$(81)	$(54)	$0	$(1)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(2)

Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(4)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
								Asset	Liability
CDX.HY-35 5-Year Index	5.000%	Quarterly	12/20/2025	$9,420	$ 818	$50	$868	$42	$0
CDX.HY-36 5-Year Index	5.000	Quarterly	06/20/2026	9,700	834	45	879	32	0
CDX.IG-35 5-Year Index	1.000	Quarterly	12/20/2025	16,200	359	33	392	19	0
CDX.IG-36 5-Year Index	1.000	Quarterly	06/20/2026	12,100	266	20	286	15	0

					$ 2,277	$148	$2,425	$108	$0

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Pay(6)	1-Day GBP-SONIO Compounded-OIS	0.000%	Annual	06/16/2026	GBP	8,700	$2	$(292)	$(290)	$0	$(23)
Receive(6)	1-Day GBP-SONIO Compounded-OIS	0.250	Annual	06/16/2031		1,500	(1)	115	114	8	0
Receive(6)	1-Day GBP-SONIO Compounded-OIS	0.500	Annual	06/16/2051		2,300	(119)	503	384	30	0
Receive	1-Year BRL-CDI	2.859	Maturity	01/03/2022	BRL	38,200	0	70	70	0	(2)
Receive	1-Year BRL-CDI	2.870	Maturity	01/03/2022		6,700	0	12	12	0	0
Pay	1-Year BRL-CDI	3.300	Maturity	01/03/2022		6,700	0	(5)	(5)	1	0
Pay	1-Year BRL-CDI	3.350	Maturity	01/03/2022		131,200	(5)	(148)	(153)	8	0
Pay	1-Year BRL-CDI	3.360	Maturity	01/03/2022		38,200	6	(23)	(17)	3	0
Pay	1-Year BRL-CDI	3.390	Maturity	01/03/2022		3,300	0	(4)	(4)	0	0
Pay	1-Year BRL-CDI	3.700	Maturity	01/03/2022		7,500	0	(7)	(7)	1	0
Pay	3-Month CAD-Bank Bill	1.235	Semi-Annual	03/04/2025	CAD	2,000	0	3	3	0	(1)
Pay	3-Month CAD-Bank Bill	1.900	Semi-Annual	12/18/2029		1,300	(5)	5	0	0	(1)
Pay	3-Month CNY-CNREPOFIX	2.650	Quarterly	07/15/2025	CNY	4,500	0	(2)	(2)	1	0
Pay	3-Month CNY-CNREPOFIX	2.640	Quarterly	07/16/2025		3,400	0	(2)	(2)	1	0
Pay	3-Month CNY-CNREPOFIX	2.611	Quarterly	08/04/2025		1,200	0	(1)	(1)	0	0
Pay	3-Month CNY-CNREPOFIX	2.605	Quarterly	08/07/2025		1,500	0	(1)	(1)	0	0
Pay	3-Month CNY-CNREPOFIX	2.625	Quarterly	08/07/2025		1,500	0	(1)	(1)	0	0
Pay	3-Month CNY-CNREPOFIX	2.633	Quarterly	08/10/2025		1,200	0	(1)	(1)	0	0
Pay	3-Month CNY-CNREPOFIX	2.650	Quarterly	08/21/2025		1,800	0	(1)	(1)	0	0
Pay	3-Month CNY-CNREPOFIX	2.588	Quarterly	12/16/2025		1,420	0	(2)	(2)	0	0
Pay	3-Month CNY-CNREPOFIX	2.605	Quarterly	12/16/2025		2,130	0	(2)	(2)	0	0
Pay	3-Month CNY-CNREPOFIX	2.671	Quarterly	12/16/2025		4,260	0	(3)	(3)	1	0
Pay	3-Month CNY-CNREPOFIX	2.803	Quarterly	03/17/2026		5,200	0	1	1	1	0
Pay	3-Month CNY-CNREPOFIX	2.810	Quarterly	03/17/2026		3,200	0	1	1	1	0
Pay	3-Month CNY-CNREPOFIX	2.848	Quarterly	03/17/2026		800	0	0	0	0	0
Pay	3-Month CNY-CNREPOFIX	2.873	Quarterly	03/17/2026		800	0	1	1	0	0
Pay	3-Month CNY-CNREPOFIX	2.884	Quarterly	03/17/2026		3,200	0	2	2	1	0
Receive(6)	3-Month USD-LIBOR	0.500	Semi-Annual	06/16/2026	$	11,700	301	66	367	13	0
Pay	3-Month USD-LIBOR	2.120	Semi-Annual	03/24/2051		600	(4)	(9)	(13)	0	(2)
Pay	3-Month ZAR-JIBAR	5.025	Quarterly	12/04/2025	ZAR	51,600	7	(117)	(110)	0	(6)
Pay	3-Month ZAR-JIBAR	4.848	Quarterly	12/17/2025		20,300	0	(56)	(56)	0	(3)
Pay	3-Month ZAR-JIBAR	4.850	Quarterly	01/07/2026		1,500	0	(4)	(4)	0	0
Pay	3-Month ZAR-JIBAR	4.848	Quarterly	01/11/2026		18,600	0	(51)	(51)	0	(3)
Receive(6)	6-Month EUR-EURIBOR	0.250	Annual	06/16/2031	EUR	5,700	12	216	228	10	0
Receive	6-Month JPY-LIBOR	0.300	Semi-Annual	09/20/2027	JPY	292,500	(7)	(38)	(45)	3	0
Pay	28-Day MXN-TIIE	5.140	Lunar	03/24/2023	MXN	112,600	(1)	8	7	6	0
Pay	28-Day MXN-TIIE	5.400	Lunar	03/05/2026		96,700	0	(132)	(132)	10	0

							$186	$101	$287	$99	$(41)

Total Swap Agreements							$2,183	$173	$2,356	$218	$(49)

44	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

March 31, 2021

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of March 31, 2021:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset(7)		Total	Market Value		Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options		Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$127	$223	$350		$(1)	$(28)	$(49)	$(78)

(k)

Securities with an aggregate market value of $2,329 and cash of $9,997 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2021. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(1)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(6)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.
(7)	Unsettled variation margin Assets of $5 for closed swap agreements is outstanding at period end.

(l)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BOA	04/2021	BRL	7,001		$1,229	$0	$(15)
	04/2021	GBP	8,161		11,554	303	0
	04/2021	RUB	15,897		208	0	(2)
	04/2021		$1,276	BRL	7,001	0	(32)
	04/2021		195	PLN	732	0	(9)
	05/2021	RUB	19,796		$265	4	0
	06/2021		9,106		121	1	0

BPS	04/2021		$132	PLN	492	0	(7)

BRC	05/2021		287	MXN	5,858	0	(2)
	08/2021		668		13,843	0	0

CBK	04/2021	PEN	17,940		$4,946	153	0
	04/2021		$372	MXN	7,505	0	(5)
	04/2021		4,844	PEN	17,940	3	(55)
	05/2021	RUB	14,862		$198	3	0
	05/2021		$804	COP	2,950,726	1	0
	05/2021		3	PEN	10	0	0
	06/2021	RUB	42,000		$563	13	0
	09/2021	PEN	14,699		3,978	55	0

DUB	04/2021	BRL	7,001		1,264	21	0
	04/2021		$1,229	BRL	7,001	15	0
	05/2021		1,263		7,001	0	(21)

GLM	04/2021	RUB	49,092		$651	4	(1)
	04/2021		$61	PLN	228	0	(3)
	05/2021	RUB	10,572		$142	3	0

HUS	04/2021	AUD	724		563	13	0
	04/2021	EUR	935		1,128	31	0

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2021	45

Schedule of Investments	PIMCO Credit Opportunities Bond Fund	(Cont.)

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
	04/2021	PEN	3,241		$863	$0	$(3)
	04/2021		$878	PEN	3,241	0	(12)
	04/2021		222	PLN	830	0	(12)
	05/2021	RUB	25,932		$347	6	0
	06/2021		10,171		137	3	0
	06/2021		$180	HKD	1,394	0	0
	06/2021		244	ZAR	3,767	9	0
	12/2021	PEN	3,241		$876	12	0

JPM	06/2021		$107	ZAR	1,631	3	0

MYI	04/2021	JPY	365,121		$3,312	15	0
	04/2021	MXN	3,116		149	0	(3)
	05/2021		$3,313	JPY	365,121	0	(15)
	06/2021	ZAR	1,239		$83	0	(1)

SCX	04/2021	EUR	11,201		13,607	471	0
	04/2021		$11,227	GBP	8,161	23	0
	04/2021		156	PLN	582	0	(8)
	05/2021	EUR	11,201		$13,172	29	0
	05/2021	GBP	8,161		11,229	0	(23)
	06/2021		$387	IDR	5,628,693	0	(4)
	06/2021		823	INR	61,409	6	0

SOG	04/2021		3,456	JPY	365,121	0	(158)

UAG	04/2021	MXN	1,893		$91	0	(2)
	04/2021	RUB	17,058		224	0	(1)
	05/2021		10,887		146	3	0
	06/2021		20,770		278	6	0

Total Forward Foreign Currency Contracts						$1,209	$(394)

PURCHASED OPTIONS:

CREDIT DEFAULT SWAPTIONS ON CREDIT INDICES

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount(1)	Cost	Market Value
GST	Put - OTC CDX.IG-35 5-Year Index	Buy	0.700%	04/21/2021	203,900	$273	$16

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Cost	Market Value
BPS	Put - OTC 30-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.000%	03/15/2023	790	$ 90	$175

JPM	Put - OTC 30-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.000	03/15/2023	520	57	116

							$ 147	$291

Total Purchased Options							$ 420	$307

WRITTEN OPTIONS:

CREDIT DEFAULT SWAPTIONS ON CREDIT INDICES

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
BOA	Put - OTC CDX.HY-36 5-Year Index	Sell	100.000%	06/16/2021	700	$(2)	$(2)
	Call - OTC CDX.IG-35 5-Year Index	Buy	0.450	04/21/2021	700	0	0
	Put - OTC CDX.IG-35 5-Year Index	Sell	0.800	05/19/2021	700	(1)	0
	Put - OTC CDX.IG-35 5-Year Index	Sell	0.850	05/19/2021	700	(1)	0
	Put - OTC CDX.IG-35 5-Year Index	Sell	0.900	05/19/2021	1,400	(1)	0
	Put - OTC CDX.IG-35 5-Year Index	Sell	1.050	05/19/2021	100	0	0
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.750	04/21/2021	400	(1)	0
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.800	04/21/2021	400	0	0
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.800	06/16/2021	400	0	0

BPS	Put - OTC CDX.HY-35 5-Year Index	Sell	100.000	07/21/2021	200	(1)	(1)
	Call - OTC CDX.IG-35 5-Year Index	Buy	0.450	04/21/2021	1,300	(1)	0
	Put - OTC CDX.IG-35 5-Year Index	Sell	0.800	04/21/2021	600	(1)	0
	Put - OTC CDX.IG-35 5-Year Index	Sell	0.850	04/21/2021	1,200	(1)	0
	Put - OTC CDX.IG-35 5-Year Index	Sell	0.950	04/21/2021	700	(1)	0
	Put - OTC CDX.IG-35 5-Year Index	Sell	1.000	04/21/2021	200	0	0

46	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

March 31, 2021

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
	Put - OTC CDX.IG-35 5-Year Index	Sell	0.900%	05/19/2021	600	$(1)	$0
	Call - OTC iTraxx Europe 34 5-Year Index	Buy	0.375	04/21/2021	800	0	0
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.750	04/21/2021	800	(1)	0
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.800	04/21/2021	1,200	(1)	0
	Call - OTC iTraxx Europe 34 5-Year Index	Buy	0.400	05/19/2021	1,000	0	0
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.700	05/19/2021	1,000	(1)	0
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.750	05/19/2021	1,300	(1)	(1)

BRC	Call - OTC iTraxx Europe 34 5-Year Index	Buy	0.375	04/21/2021	1,600	(1)	0
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.750	04/21/2021	2,400	(4)	0
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.800	04/21/2021	3,100	(4)	0
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.700	05/19/2021	2,200	(2)	(1)
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.750	05/19/2021	700	(1)	0
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.800	05/19/2021	400	(1)	0
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.900	05/19/2021	500	(1)	0
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.800	06/16/2021	1,400	(1)	(1)
	Call - OTC iTraxx Europe 34 5-Year Index	Buy	0.400	07/21/2021	1,600	(1)	(1)
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.750	07/21/2021	1,600	(2)	(2)

CBK	Put - OTC CDX.HY-35 5-Year Index	Sell	100.000	04/21/2021	200	(1)	0

DBL	Call - OTC CDX.IG-35 5-Year Index	Buy	0.450	04/21/2021	300	0	0

DUB	Put - OTC CDX.IG-35 5-Year Index	Sell	1.000	04/21/2021	200	0	0
	Put - OTC CDX.IG-35 5-Year Index	Sell	0.750	05/19/2021	700	(1)	0
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.750	04/21/2021	800	(1)	0
	Call - OTC iTraxx Europe 34 5-Year Index	Buy	0.400	05/19/2021	800	0	0
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.700	05/19/2021	800	(1)	0
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.750	05/19/2021	400	0	0
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.800	05/19/2021	400	(1)	0
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.850	06/16/2021	400	0	0

FBF	Put - OTC CDX.HY-35 5-Year Index	Sell	100.000	06/16/2021	200	(1)	(1)
	Call - OTC CDX.IG-35 5-Year Index	Buy	0.450	06/16/2021	900	0	(1)
	Put - OTC CDX.IG-35 5-Year Index	Sell	0.800	06/16/2021	900	(1)	(1)
	Put - OTC CDX.IG-36 5-Year Index	Sell	0.850	06/16/2021	600	(1)	0

GST	Put - OTC CDX.HY-35 5-Year Index	Sell	102.000	06/16/2021	200	(1)	(1)
	Call - OTC CDX.IG-35 5-Year Index	Buy	0.450	04/21/2021	204,500	(96)	(27)
	Put - OTC CDX.IG-35 5-Year Index	Sell	0.800	04/21/2021	300	0	0
	Put - OTC CDX.IG-35 5-Year Index	Sell	0.850	04/21/2021	1,200	(1)	0
	Put - OTC CDX.IG-35 5-Year Index	Sell	0.900	04/21/2021	203,900	(151)	(10)
	Put - OTC CDX.IG-35 5-Year Index	Sell	0.750	05/19/2021	600	(1)	0
	Put - OTC CDX.IG-35 5-Year Index	Sell	0.900	05/19/2021	600	(1)	0
	Put - OTC CDX.IG-35 5-Year Index	Sell	0.950	05/19/2021	400	0	0
	Put - OTC CDX.IG-35 5-Year Index	Sell	1.050	05/19/2021	300	0	0
	Put - OTC CDX.IG-36 5-Year Index	Sell	0.850	06/16/2021	600	(1)	0
	Put - OTC CDX.IG-36 5-Year Index	Sell	0.900	07/21/2021	600	(1)	(1)
	Call - OTC iTraxx Europe 34 5-Year Index	Buy	0.400	05/19/2021	400	0	0
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.700	05/19/2021	400	0	0
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.750	05/19/2021	700	(1)	0
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.800	05/19/2021	1,500	(2)	0
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.800	06/16/2021	700	(1)	0
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.850	06/16/2021	400	0	0
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.750	07/21/2021	700	(1)	(1)

JPM	Put - OTC CDX.HY-35 5-Year Index	Sell	103.000	05/19/2021	200	(1)	(1)
	Put - OTC CDX.IG-35 5-Year Index	Sell	0.750	05/19/2021	600	(1)	0
	Put - OTC CDX.IG-35 5-Year Index	Sell	0.900	05/19/2021	600	(1)	0
	Put - OTC CDX.IG-36 5-Year Index	Sell	0.900	07/21/2021	300	0	0

MYC	Put - OTC CDX.IG-35 5-Year Index	Sell	0.800	05/19/2021	700	(1)	0
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.750	04/21/2021	1,200	(2)	0
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.900	05/19/2021	500	(1)	0

						$ (307)	$ (53)

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
BOA	Put - OTC USD versus CNH	CNH	6.380	05/20/2021	818	$(3)	$0
	Call - OTC USD versus CNH		6.650	05/20/2021	818	(3)	(4)

SCX	Put - OTC USD versus CNH		6.310	04/07/2021	474	(2)	0
	Call - OTC USD versus CNH		6.610	04/07/2021	474	(2)	0

						$(10)	$(4)

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2021	47

Schedule of Investments	PIMCO Credit Opportunities Bond Fund	(Cont.)

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
BPS	Put - OTC 10-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	0.175%	03/15/2023	2,390	$ (89)	$(171)

GLM	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.450	04/12/2021	600	(2)	0
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.770	04/12/2021	600	(2)	(4)

JPM	Put - OTC 10-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	0.175	03/15/2023	1,560	(56)	(112)

MYC	Call - OTC 7-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.060	04/01/2021	600	(1)	0
	Put - OTC 7-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.400	04/01/2021	600	(1)	(2)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.410	04/06/2021	600	(2)	0
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.750	04/06/2021	600	(2)	(4)
	Call - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.867	04/12/2021	300	(3)	0
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.167	04/12/2021	300	(2)	(6)
	Call - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.935	04/16/2021	600	(5)	(1)
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.275	04/16/2021	600	(5)	(7)

NGF	Call - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.830	04/01/2021	300	(2)	0
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.170	04/01/2021	300	(2)	(3)

							$ (174)	$(310)

OPTIONS ON SECURITIES

Counterparty	Description	Strike Price	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
FAR	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 04/01/2051	$101.844	04/07/2021	500	$(2)	$(10)

GSC	Put - OTC Fannie Mae, TBA 3.000% due 06/01/2051	103.895	06/07/2021	100	0	0
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 04/01/2051	102.250	04/07/2021	500	(2)	(12)

JPM	Put - OTC Ginnie Mae, TBA 2.500% due 04/01/2051	103.781	04/14/2021	500	(1)	(4)
	Put - OTC Ginnie Mae, TBA 2.500% due 04/01/2051	104.125	04/14/2021	200	(1)	(2)
	Put - OTC Ginnie Mae, TBA 2.500% due 04/01/2051	104.266	04/14/2021	300	(1)	(4)

SAL	Put - OTC Fannie Mae, TBA 3.000% due 06/01/2051	103.914	06/07/2021	100	0	0
	Put - OTC Uniform Mortgage-Backed Security, TBA 1.500% due 04/01/2051	98.016	04/07/2021	400	(1)	(6)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 04/01/2051	102.000	04/07/2021	250	(1)	(6)

					$(9)	$(44)

Total Written Options					$(500)	$(411)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON SOVEREIGN ISSUES - BUY PROTECTION(2)

Counterparty	Reference Entity	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2021(4)	Notional Amount(5)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(6)
										Asset	Liability
CBK	Mexico Government International Bond	(1.000)%	Quarterly	12/20/2023	0.596%	$	5,700	$64	$(129)	$0	$(65)

CREDIT DEFAULT SWAPS ON CORPORATE AND SOVEREIGN ISSUES - SELL PROTECTION(3)

Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2021(4)	Notional Amount(5)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(6)
										Asset	Liability
BRC	Baidu, Inc.	1.000%	Quarterly	12/20/2024	0.557%	$	200	$0	$3	$3	$0
	Huarong Finance Co. Ltd.	1.000	Quarterly	12/20/2024	1.039		200	(4)	4	0	0
	Italy Government International Bond	1.000	Quarterly	12/20/2024	0.332		600	2	13	15	0

FBF	Italy Government International Bond	1.000	Quarterly	12/20/2024	0.332		1,500	3	35	38	0

GST	Sinopec Group Overseas Development Ltd.	1.000	Quarterly	12/20/2024	0.351		200	3	2	5	0

NGF	Baidu, Inc.	1.000	Quarterly	12/20/2024	0.557		200	0	3	3	0
	Pertamina Persero PT	1.000	Quarterly	12/20/2024	0.751		200	0	2	2	0

								$4	$62	$66	$0

48	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

March 31, 2021

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(3)

Counterparty	Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(5)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(6)
								Asset	Liability
BPS	CDX.HY-31 5-Year Index 25-35%	5.000%	Quarterly	12/20/2023	$100	$12	$(1)	$11	$0

CBK	CDX.HY-31 5-Year Index 25-35%	5.000	Quarterly	12/20/2023	200	21	0	21	0

GST	CDX.HY-29 5-Year Index 25-35%	5.000	Quarterly	12/20/2022	100	14	(6)	8	0
	CDX.HY-31 5-Year Index 25-35%	5.000	Quarterly	12/20/2023	400	47	(4)	43	0

JPM	CDX.HY-31 5-Year Index 25-35%	5.000	Quarterly	12/20/2023	900	112	(15)	97	0

MYC	CDX.HY-31 5-Year Index 25-35%	5.000	Quarterly	12/20/2023	100	12	(1)	11	0

						$218	$(27)	$191	$0

Total Swap Agreements						$286	$(94)	$257	$(65)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of March 31, 2021:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(7)
BOA	$308	$0	$0	$308	$(58)	$(6)	$0	$(64)	$244	$(310)	$(66)
BPS	0	175	11	186	(7)	(173)	0	(180)	6	0	6
BRC	0	0	18	18	(2)	(5)	0	(7)	11	0	11
CBK	228	0	21	249	(60)	0	(65)	(125)	124	0	124
DUB	36	0	0	36	(21)	0	0	(21)	15	0	15
FAR	0	0	0	0	0	(10)	0	(10)	(10)	0	(10)
FBF	0	0	38	38	0	(3)	0	(3)	35	0	35
GLM	7	0	0	7	(4)	(4)	0	(8)	(1)	0	(1)
GSC	0	0	0	0	0	(12)	0	(12)	(12)	0	(12)
GST	0	16	56	72	0	(40)	0	(40)	32	(270)	(238)
HUS	74	0	0	74	(27)	0	0	(27)	47	0	47
JPM	3	116	97	216	0	(123)	0	(123)	93	0	93
MYC	0	0	11	11	0	(20)	0	(20)	(9)	0	(9)
MYI	15	0	0	15	(19)	0	0	(19)	(4)	0	(4)
NGF	0	0	5	5	0	(3)	0	(3)	2	0	2
SAL	0	0	0	0	0	(12)	0	(12)	(12)	0	(12)
SCX	529	0	0	529	(35)	0	0	(35)	494	(260)	234
SOG	0	0	0	0	(158)	0	0	(158)	(158)	0	(158)
UAG	9	0	0	9	(3)	0	0	(3)	6	0	6

Total Over the Counter	$1,209	$307	$257	$1,773	$(394)	$(411)	$(65)	$(870)

(1)	Notional Amount represents the number of contracts.
(2)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(4)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(6)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(7)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2021	49

Schedule of Investments	PIMCO Credit Opportunities Bond Fund	(Cont.)

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2021:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$127	$127
Swap Agreements	0	119	0	0	104	223

	$0	$119	$0	$0	$231	$350

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$1,209	$0	$1,209
Purchased Options	0	16	0	0	291	307
Swap Agreements	0	257	0	0	0	257

	$0	$273	$0	$1,209	$291	$1,773

	$0	$392	$0	$1,209	$522	$2,123

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$1	$1
Futures	0	0	0	0	28	28
Swap Agreements	0	8	0	0	41	49

	$0	$8	$0	$0	$70	$78

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$394	$0	$394
Written Options	0	53	0	4	354	411
Swap Agreements	0	65	0	0	0	65

	$0	$118	$0	$398	$354	$870

	$0	$126	$0	$398	$424	$948

The effect of Financial Derivative Instruments on the Statements of Operations for the year ended March 31, 2021:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$15	$15
Futures	0	0	0	0	177	177
Swap Agreements	0	(433)	0	0	551	118

	$0	$(433)	$0	$0	$743	$310

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(1,049)	$0	$(1,049)
Purchased Options	0	(616)	0	0	(1)	(617)
Written Options	0	802	0	11	429	1,242
Swap Agreements	0	77	0	0	3	80

	$0	$263	$0	$(1,038)	$431	$(344)

	$0	$(170)	$0	$(1,038)	$1,174	$(34)

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$1,419	$1,419
Swap Agreements	0	267	0	0	646	913

	$0	$267	$0	$0	$2,065	$2,332

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$931	$0	$931
Purchased Options	0	(257)	0	0	144	(113)
Written Options	0	550	0	7	(172)	385
Swap Agreements	0	45	0	0	0	45

	$0	$338	$0	$938	$(28)	$1,248

	$0	$605	$0	$938	$2,037	$3,580

50	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

March 31, 2021

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2021 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2021
Investments in Securities, at Value
Loan Participations and Assignments	$0	$73,144	$1,152	$74,296
Corporate Bonds & Notes
Banking & Finance	0	48,021	3,645	51,666
Industrials	0	113,917	0	113,917
Utilities	0	15,207	0	15,207
Municipal Bonds & Notes
New York	0	130	0	130
U.S. Government Agencies	0	4,952	231	5,183
U.S. Treasury Obligations	0	5,973	0	5,973
Non-Agency Mortgage-Backed Securities	0	16,144	0	16,144
Asset-Backed Securities	0	21,353	0	21,353
Sovereign Issues	0	10,498	0	10,498
Common Stocks
Financials	0	0	1,354	1,354
Warrants
Industrials	0	0	6	6
Utilities	12	0	0	12
Short-Term Instruments
Repurchase Agreements	0	1,597	0	1,597
Argentina Treasury Bills	0	124	0	124

	$12	$311,060	$6,388	$317,460

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$87,527	$0	$0	$87,527

Total Investments	$87,539	$311,060	$6,388	$404,987

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2021
Short Sales, at Value - Liabilities
Corporate Bonds & Notes	$0	$(1,501)	$0	$(1,501)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	127	218	0	345
Over the counter	0	1,773	0	1,773

	$127	$1,991	$0	$2,118

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(29)	(49)	0	(78)
Over the counter	0	(870)	0	(870)

	$(29)	$(919)	$0	$(948)

Total Financial Derivative Instruments	$98	$1,072	$0	$1,170

Totals	$87,637	$310,631	$6,388	$404,656

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ended March 31, 2021:

Category and Subcategory	Beginning Balance at 03/31/2020	Net Purchases	Net Sales/ Settlements	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation)(1)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 03/31/2021	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 03/31/2021(1)
Investments in Securities, at Value
Loan Participations and Assignments	$20,045	$3,492	$(12,973)	$97	$(232)	$2,149	$0	$(11,426)	$1,152	$52
Corporate Bonds & Notes
Banking & Finance	3,387	0	0	0	0	258	0	0	3,645	258
Industrials	6	23	0	0	0	(16)	0	(13)	0	0
U.S. Government Agencies	232	0	(5)	1	2	1	0	0	231	1
Common Stocks
Financials	0	1,438	0	0	0	(84)	0	0	1,354	(84)
Warrants
Industrials	0	0	0	0	0	6	0	0	6	6

Totals	$23,670	$4,953	$(12,978)	$98	$(230)	$2,314	$0	$(11,439)	$6,388	$233

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2021	51

Schedule of Investments	PIMCO Credit Opportunities Bond Fund	(Cont.)	March 31, 2021

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category and Subcategory	Ending Balance at 03/31/2021	Valuation Technique	Unobservable Inputs	(% Unless Noted Otherwise)
				Input Value(s)	Weighted Average
Investments in Securities, at Value
Loan Participations and Assignments	$1,152	Proxy Pricing	Base Price	101.300	—
Corporate Bonds & Notes
Banking & Finance	3,645	Discounted Cash Flow	Discount Rate	5.430	—
U.S. Government Agencies	231	Proxy Pricing	Base Price	61.330	—
Common Stocks
Financials	1,354	Expected Recovery	Book Value	1.000x	—
Warrants
Industrials	6	Other Valuation Techniques(2)	—	—	—

Total	$6,388

(1)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at March 31, 2021 may be due to an investment no longer held or categorized as Level 3 at period end.

(2)	Includes valuation techniques not defined in the Notes to Financial Statements as securities valued using such techniques are not considered significant to the Fund.

52	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

Schedule of Investments	PIMCO Diversified Income Fund	March 31, 2021

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 94.8%

LOAN PARTICIPATIONS AND ASSIGNMENTS 2.5%

AAdvantage Loyalty IP Ltd.
TBD% due 04/20/2028		$1,350	$1,383

Academy, Ltd.
5.750% (LIBOR03M + 5.000%) due 10/28/2027 ~		500	501

Advantage Sales & Marketing, Inc.
6.000% (LIBOR03M + 5.250%) due 10/28/2027 ~		1,000	1,000

Altice France S.A.
3.794% (LIBOR03M + 3.688%) due 01/31/2026 ~		3,018	2,996
4.198% (LIBOR03M + 4.000%) due 08/14/2026 ~		5,441	5,431

American Builders & Contractors Supply Co., Inc.
2.109% (LIBOR03M + 2.000%) due 01/15/2027 ~		1,084	1,077

APi Group DE, Inc.
2.609% (LIBOR03M + 2.500%) due 10/01/2026 ~		395	394
2.859% (LIBOR03M + 2.750%) due 10/01/2026 ~		171	170

Arches Buyer, Inc.
3.750% (LIBOR03M + 3.250%) due 12/06/2027 ~		3,491	3,475

Asplundh Tree Expert LLC
1.859% (LIBOR03M + 1.750%) due 09/07/2027 ~		2,408	2,405

Asurion LLC
3.109% (LIBOR03M + 3.000%) due 11/03/2024 ~		224	223

Avolon TLB Borrower (U.S.) LLC
2.250% (LIBOR03M + 1.500%) due 02/12/2027 ~		99	98

B.C. Unlimited Liability Co.
1.859% (LIBOR03M + 1.750%) due 11/19/2026 ~		88	87

Bausch Health Cos., Inc.
2.859% (LIBOR03M + 2.750%) due 11/27/2025 ~		23	22
3.109% (LIBOR03M + 3.000%) due 06/02/2025 ~		1,717	1,713

Beacon Roofing Supply, Inc.
2.359% (LIBOR03M + 2.250%) due 01/02/2025 ~		54	53

Blackstone CQP Holdco LP
3.687% (LIBOR03M + 3.500%) due 09/30/2024 ~		3,193	3,189

Boels Topholding BV
4.000% (EUR003M + 4.000%) due 02/06/2027 ~	EUR	3,000	3,530

Caesars Resort Collection LLC
2.859% (LIBOR03M + 2.750%) due 12/23/2024 ~		$2,057	2,027
4.609% (LIBOR03M + 4.500%) due 07/21/2025 ~		3,065	3,074

Carnival Corp.
8.500% (LIBOR03M + 7.500%) due 06/30/2025 ~		993	1,027

CenturyLink, Inc.
2.359% (LIBOR03M + 2.250%) due 03/15/2027 ~		3,682	3,644

Charter Communications Operating LLC
1.860% (LIBOR03M + 1.750%) due 02/01/2027 ~		12,252	12,203

Chobani LLC
4.500% (LIBOR03M + 3.500%) due 10/20/2027 ~		498	498

CityCenter Holdings LLC
3.000% (LIBOR03M + 2.250%) due 04/18/2024 ~		385	381

Clear Channel Outdoor Holdings, Inc.
3.712% (LIBOR03M + 3.500%) due 08/21/2026 ~		987	951

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

CommScope, Inc.
3.359% (LIBOR03M + 3.250%) due 04/06/2026 ~		$473	$471

Core & Main LP
3.750% (LIBOR03M + 2.750%) due 08/01/2024 ~		190	189

Cornerstone Building Brands, Inc.
3.856% (LIBOR03M + 3.750%) due 04/12/2025 ~		685	685

Cromwell EREIT Lux Finco S.a.r.l.
TBD% due 11/21/2024 «	EUR	2,700	3,040

CSC Holdings LLC
2.606% (LIBOR03M + 2.500%) due 04/15/2027 ~		$196	194

Dell International LLC
2.000% (LIBOR03M + 1.750%) due 09/19/2025 ~		63	64

Delos Finance SARL
2.004% (LIBOR03M + 1.750%) due 10/06/2023 ~		140	140

Diamond Resorts Corp.
4.750% (LIBOR03M + 3.750%) due 09/02/2023 ~		1,433	1,435

Dun & Bradstreet Corp.
3.359% (LIBOR03M + 3.250%) due 02/06/2026 ~		198	197

Endure Digital, Inc.
4.250% (LIBOR03M + 3.500%) due 02/10/2028 ~		3,300	3,291

Envision Healthcare Corp.
3.859% (LIBOR03M + 3.750%) due 10/10/2025 ~		3,173	2,742

Forest City Enterprises LP
3.609% (LIBOR03M + 3.500%) due 12/08/2025 ~		231	226

Foundation Building Materials Holding Co LLC
3.750% (LIBOR03M + 3.250%) due 02/03/2028 ~		1,000	993

FrontDoor, Inc.
2.625% (LIBOR03M + 2.500%) due 08/16/2025 ~		131	131

Frontier Communications Corp.
5.750% (LIBOR03M + 4.750%) due 10/08/2021 ~		2,000	2,006

Gardner Denver, Inc.
2.857% (LIBOR03M + 2.750%) due 03/01/2027 ~		1,588	1,587

Gates Global LLC
3.500% (LIBOR03M + 2.750%) due 03/31/2027 ~		1,568	1,566

Global Medical Response, Inc.
5.250% (LIBOR03M + 4.250%) due 03/14/2025 ~		291	290

Golden Entertainment, Inc.
3.750% (LIBOR03M + 3.000%) due 10/21/2024 ~		386	382

Graham Packaging Co., Inc.
3.750% (LIBOR03M + 3.000%) due 08/04/2027 ~		2,292	2,282

Hilton Worldwide Finance LLC
1.859% (LIBOR03M + 1.750%) due 06/22/2026 ~		2,639	2,618

Illuminate Buyer LLC
3.609% (LIBOR03M + 3.500%) due 06/30/2027 ~		658	656

Ineos Finance PLC
2.500% (EUR003M + 2.000%) due 04/01/2024 ~	EUR	4,850	5,666

Ingersoll Rand Co. Ltd.
1.857% (LIBOR03M + 1.750%) due 03/01/2027 ~		$4,070	4,029

Intelsat Jackson Holdings S.A.
3.600% - 6.500% (LIBOR03M + 5.500%) due 07/13/2022 ~		869	883

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
8.000% (PRIME + 4.750%) due 11/27/2023 ~		$3,971	$4,045

IRB Holding Corp.
4.250% (LIBOR03M + 3.250%) due 12/15/2027 ~		2,750	2,747

Iridium Satellite LLC
3.750% (LIBOR03M + 2.750%) due 11/04/2026 ~		495	497

Ivanti Software, Inc.
5.750% (LIBOR03M + 4.750%) due 12/01/2027 ~		1,291	1,299

Kronos Acquisition Holdings, Inc.
4.250% (LIBOR03M + 3.750%) due 12/22/2026 ~		1,247	1,231

LogMeIn, Inc.
4.854% (LIBOR03M + 4.750%) due 08/31/2027 ~		1,387	1,385

Marriott Ownership Resorts, Inc.
1.859% (LIBOR03M + 1.750%) due 08/29/2025 ~		135	132

McDermott Technology Americas, Inc. (1.109% Cash and 3.000% PIK)
4.109% (LIBOR03M + 1.000%) due 06/30/2025 ~(c)		33	20

MH Sub LLC
3.609% (LIBOR03M + 3.500%) due 09/13/2024 ~		3,889	3,848

Nexstar Broadcasting, Inc.
2.615% (LIBOR03M + 2.500%) due 09/18/2026 ~		302	300

Nielsen Consumer, Inc.
4.103% (LIBOR03M + 4.000%) due 03/06/2028 ~		1,200	1,197

Nielsen Finance LLC
2.103% (LIBOR03M + 2.000%) due 10/04/2023 ~		392	392

Nouryon Finance BV
2.860% (LIBOR03M + 2.750%) due 10/01/2025 ~		1,107	1,092
3.000% (EUR003M + 3.000%) due 10/01/2025 ~	EUR	755	884

Parexel International Corp.
2.859% (LIBOR03M + 2.750%) due 09/27/2024 ~		$308	305

Peraton Holding Corp.
TBD% due 02/01/2028 µ		1,275	1,276
4.500% (LIBOR03M + 3.750%) due 02/01/2028 ~		725	725

Rackspace Hosting, Inc.
3.500% (LIBOR03M + 2.750%) due 02/15/2028 ~		1,000	993

RegionalCare Hospital Partners Holdings, Inc.
3.859% (LIBOR03M + 3.750%) due 11/16/2025 ~		260	259

RPI Intermediate Finance Trust
1.859% (LIBOR03M + 1.750%) due 02/11/2027 ~		116	116

Sotera Health Holdings LLC
3.250% (LIBOR03M + 2.750%) due 12/11/2026 ~		948	947

Spirit AeroSystems Holdings, Inc.
6.000% (LIBOR03M + 5.250%) due 01/15/2025 ~		499	503

Staples, Inc.
5.205% (LIBOR03M + 5.000%) due 04/16/2026 ~		2,531	2,476

Sunshine Luxembourg SARL
4.500% (LIBOR03M + 3.750%) due 10/01/2026 ~		746	747

TransDigm, Inc.
2.359% (LIBOR03M + 2.250%) due 12/09/2025 ~		6,320	6,197

Univision Communications, Inc.
2.857% (LIBOR03M + 2.750%) due 03/15/2024 ~		1,166	1,160

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2021	53

Schedule of Investments	PIMCO Diversified Income Fund	(Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Valaris PLC (8.000% PIK)
TBD% - 8.000% due 08/17/2021 «µ(c)		$1,728	$1,707

Verifone Systems, Inc.
4.182% (LIBOR03M + 4.000%) due 08/20/2025 ~		489	479

Virtusa Corp.
5.000% (LIBOR03M + 4.250%) due 02/11/2028 ~		700	702

Weber-Stephen Products LLC
4.000% (LIBOR03M + 3.250%) due 10/30/2027 ~		998	998

White Cap Buyer LLC
4.500% (LIBOR03M + 4.000%) due 10/19/2027 ~		499	498

Windstream Services LLC
7.250% (LIBOR03M + 6.250%) due 09/21/2027 ~		298	299

Zayo Group Holdings, Inc.
3.109% (LIBOR03M + 3.000%) due 03/09/2027 ~		2,138	2,124
3.250% (EUR003M + 3.250%) due 03/09/2027 ~	EUR	792	925

Zephyrus Capital Aviation Partners LLC
4.605% due 10/15/2038		$435	422

Ziggo Financing Partnership BV
2.606% (LIBOR03M + 2.500%) due 04/30/2028 ~		3,410	3,380

Total Loan Participations and Assignments (Cost $132,636)			133,622

CORPORATE BONDS & NOTES 47.6%

BANKING & FINANCE 17.1%

AerCap Ireland Capital DAC
3.650% due 07/21/2027 (k)		10,055	10,560
4.450% due 04/03/2026		550	596
4.875% due 01/16/2024		300	327

AIA Group Ltd.
3.200% due 09/16/2040		800	791

Aircastle Ltd.
2.850% due 01/26/2028		200	191

Alexandria Real Estate Equities, Inc.
3.450% due 04/30/2025		120	130

Allied Universal Holdco LLC
6.625% due 07/15/2026		4,668	4,959

Ally Financial, Inc.
3.875% due 05/21/2024		1,400	1,513
4.125% due 02/13/2022		40	41
4.250% due 04/15/2021		1,175	1,176
4.625% due 05/19/2022		100	104
5.750% due 11/20/2025		675	767
8.000% due 11/01/2031		12,556	17,227

Ambac LSNI LLC
6.000% due 02/12/2023 •		3,204	3,216

American Assets Trust LP
3.375% due 02/01/2031		1,500	1,477

American Campus Communities Operating Partnership LP
2.850% due 02/01/2030		500	501

American Homes 4 Rent LP
4.250% due 02/15/2028		1,010	1,109
4.900% due 02/15/2029		1,880	2,150

American International Group, Inc.
5.750% due 04/01/2048 •		950	1,062
6.250% due 05/01/2036		5,600	7,534

American Tower Corp.
2.100% due 06/15/2030		1,200	1,144
2.750% due 01/15/2027		1,860	1,944
2.900% due 01/15/2030		870	886
2.950% due 01/15/2025		1,225	1,303
3.375% due 10/15/2026		290	314
3.700% due 10/15/2049		2,000	2,025
3.800% due 08/15/2029		1,925	2,099

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Aon Corp.
2.800% due 05/15/2030		$670	$686

Aroundtown S.A.
3.250% due 07/18/2027	GBP	2,200	3,258

Athene Holding Ltd.
4.125% due 01/12/2028		$400	436

Aviation Capital Group LLC
5.500% due 12/15/2024		3,030	3,391

Avolon Holdings Funding Ltd.
2.875% due 02/15/2025		2,000	1,995
3.250% due 02/15/2027		300	298
4.250% due 04/15/2026		1,575	1,651
5.250% due 05/15/2024		4,700	5,080

Banca Monte dei Paschi di Siena SpA
3.625% due 09/24/2024	EUR	400	497
5.375% due 01/18/2028 •		2,400	2,491
10.500% due 07/23/2029		1,400	2,023

Banco Bradesco S.A.
2.850% due 01/27/2023		$3,100	3,171
3.200% due 01/27/2025		3,000	3,074

Banco BTG Pactual S.A.
4.500% due 01/10/2025		6,000	6,141
5.500% due 01/31/2023		500	528

Banco de Credito del Peru
4.650% due 09/17/2024	PEN	5,400	1,539

Banco de Sabadell S.A.
1.750% due 05/10/2024	EUR	100	121

Banco del Estado de Chile
2.704% due 01/09/2025		$1,400	1,462

Banco do Brasil S.A.
4.875% due 04/19/2023		5,500	5,819

Banco Mercantil del Norte S.A.
8.375% due 10/14/2030 •(h)(i)		2,600	3,035

Banco Santander Chile
2.700% due 01/10/2025		3,000	3,141

Banco Santander S.A.
2.746% due 05/28/2025		800	837
3.490% due 05/28/2030		400	417

Banco Votorantim S.A.
4.500% due 09/24/2024		600	623

Bank of America Corp.
2.676% due 06/19/2041 •		640	600
2.884% due 10/22/2030 •		4,490	4,621
3.705% due 04/24/2028 •		8,900	9,740

Bank of Nova Scotia
4.900% due 06/04/2025 •(h)(i)		2,000	2,131

Banque PSA Finance S.A.
5.750% due 04/04/2021		1,447	1,447

Barclays Bank PLC
7.625% due 11/21/2022 (i)		4,822	5,293

Barclays PLC
2.375% due 10/06/2023 •	GBP	100	141
3.250% due 02/12/2027		300	448
3.250% due 01/17/2033		800	1,212
3.650% due 03/16/2025		$200	215
4.337% due 01/10/2028		300	333
4.338% due 05/16/2024 •		200	214
4.375% due 01/12/2026		300	335
6.125% due 12/15/2025 •(h)(i)		2,800	3,061
6.375% due 12/15/2025 •(h)(i)	GBP	600	910
7.125% due 06/15/2025 •(h)(i)		3,700	5,756
7.250% due 03/15/2023 •(h)(i)		4,000	5,962
7.875% due 03/15/2022 •(h)(i)		$900	948
7.875% due 09/15/2022 •(h)(i)	GBP	600	890
8.000% due 06/15/2024 •(h)(i)		$2,400	2,665

BGC Partners, Inc.
4.375% due 12/15/2025		2,540	2,707
5.375% due 07/24/2023		460	500

BNP Paribas S.A.
2.219% due 06/09/2026 •		1,600	1,642
3.052% due 01/13/2031 •		4,600	4,719
3.375% due 01/09/2025		1,000	1,075
4.400% due 08/14/2028		1,200	1,369
4.705% due 01/10/2025 •		500	550
7.000% due 08/16/2028 •(h)(i)		1,700	1,971

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

BOC Aviation Ltd.
2.750% due 09/18/2022		$1,600	$1,633
3.500% due 01/31/2023		200	208
4.000% due 01/25/2024		200	214

Brandywine Operating Partnership LP
3.950% due 11/15/2027		100	106

Brixmor Operating Partnership LP
1.255% (US0003M + 1.050%) due 02/01/2022 ~		925	927
4.125% due 05/15/2029		190	205

Brookfield Finance, Inc.
3.900% due 01/25/2028		432	475
4.350% due 04/15/2030		3,400	3,844
4.700% due 09/20/2047		626	715

Brookfield Property REIT, Inc.
5.750% due 05/15/2026		1,595	1,645

Burford Capital Global Finance LLC
6.250% due 04/15/2028 (b)		1,900	1,950

CIT Group, Inc.
4.750% due 02/16/2024		1,000	1,089
5.000% due 08/15/2022		9,612	10,130
5.000% due 08/01/2023		9,675	10,516

Citigroup, Inc.
2.572% due 06/03/2031 •(j)		4,400	4,400
3.106% due 04/08/2026 •		2,100	2,243

CNO Financial Group, Inc.
5.250% due 05/30/2025		819	929

Cooperatieve Rabobank UA
6.625% due 06/29/2021 •(h)(i)	EUR	400	476

Corporate Office Properties LP
2.250% due 03/15/2026		$580	590

Credit Acceptance Corp.
5.125% due 12/31/2024		3,000	3,067

Credit Agricole S.A.
1.907% due 06/16/2026 •		3,550	3,601
6.500% due 06/23/2021 •(h)(i)	EUR	200	238
7.500% due 06/23/2026 •(h)(i)	GBP	200	326

Credit Suisse AG
6.500% due 08/08/2023 (i)		$12,200	13,464

Credit Suisse Group AG
1.424% (US0003M + 1.240%) due 06/12/2024 ~		900	909
2.593% due 09/11/2025 •		2,750	2,853
2.997% due 12/14/2023 •		500	517
3.869% due 01/12/2029 •		4,250	4,563
4.194% due 04/01/2031 •		3,100	3,376
4.207% due 06/12/2024 •		1,000	1,068
6.250% due 12/18/2024 •(h)(i)		2,100	2,241
6.375% due 08/21/2026 •(h)(i)		250	266
7.125% due 07/29/2022 •(h)(i)		1,000	1,042
7.250% due 09/12/2025 •(h)(i)		500	543
7.500% due 07/17/2023 •(h)(i)		2,600	2,756
7.500% due 12/11/2023 •(h)(i)		1,400	1,520

Crown Castle International Corp.
2.250% due 01/15/2031		3,300	3,176
3.100% due 11/15/2029		1,020	1,055
3.200% due 09/01/2024		334	359
3.250% due 01/15/2051		1,930	1,780
3.650% due 09/01/2027		1,464	1,598
4.000% due 03/01/2027		199	221
4.000% due 11/15/2049		500	522

CubeSmart LP
2.000% due 02/15/2031		1,525	1,430

CyrusOne LP
1.450% due 01/22/2027	EUR	500	592
2.150% due 11/01/2030		$1,000	927
3.450% due 11/15/2029		600	618

DAE Sukuk Difc Ltd.
3.750% due 02/15/2026		5,625	5,804

Deutsche Bank AG
2.129% due 11/24/2026 •(j)		150	150
2.222% due 09/18/2024 •		2,000	2,054
3.547% due 09/18/2031 •		1,800	1,861
3.729% due 01/14/2032 •(j)		3,000	2,912
3.961% due 11/26/2025 •		2,600	2,818
4.250% due 10/14/2021		28,800	29,339
5.882% due 07/08/2031 •(i)		3,400	3,827

54	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

March 31, 2021

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Discover Bank
2.450% due 09/12/2024		$1,200	$1,257
4.650% due 09/13/2028		1,100	1,258

DNB Bank ASA
6.500% due 03/26/2022 •(h)(i)		200	208

Doctors Co. An Interinsurance Exchange
6.500% due 10/15/2023		10,425	11,296

Doric Nimrod Air Alpha Pass-Through Trust
5.250% due 05/30/2025		61	61

Doric Nimrod Air Finance Alpha Ltd. Pass-Through Trust
5.125% due 11/30/2024		5,137	5,121

E*TRADE Financial Corp.
3.800% due 08/24/2027		2,906	3,226

EPR Properties
3.750% due 08/15/2029		505	482

Equinix, Inc.
2.150% due 07/15/2030		210	200
3.200% due 11/18/2029		910	947

ERP Operating LP
3.250% due 08/01/2027		138	149
4.000% due 08/01/2047		78	86

Erste Group Bank AG
4.250% due 10/15/2027 •(h)(i)	EUR	400	493
8.875% due 10/15/2021 •(h)(i)		1,600	1,962

ESH Hospitality, Inc.
4.625% due 10/01/2027		$1,200	1,271

Essex Portfolio LP
1.650% due 01/15/2031		700	637
2.650% due 03/15/2032		690	680
2.650% due 09/01/2050		300	251

Fairfax Financial Holdings Ltd.
4.625% due 04/29/2030		1,200	1,312

Fastighets AB Balder
1.125% due 03/14/2022	EUR	200	237

Ford Credit Canada Co.
2.710% due 02/23/2022 (j)	CAD	1,840	1,472
3.742% due 05/08/2023 (j)		4,000	3,264

Ford Motor Credit Co. LLC
0.000% due 05/14/2021 •	EUR	1,000	1,172
0.000% due 12/07/2022 •		200	230
0.162% due 12/01/2024 •		600	672
0.183% due 11/15/2023 •		100	114
1.048% (US0003M + 0.810%) due 04/05/2021 ~		$900	900
1.276% (US0003M + 1.080%) due 08/03/2022 ~		200	198
1.429% (US0003M + 1.235%) due 02/15/2023 ~		200	198
1.463% (US0003M + 1.270%) due 03/28/2022 ~		2,000	1,987
1.744% due 07/19/2024	EUR	1,000	1,181
2.748% due 06/14/2024	GBP	1,200	1,671
2.900% due 02/16/2028		$800	770
3.021% due 03/06/2024	EUR	1,000	1,225
3.087% due 01/09/2023		$3,900	3,971
3.339% due 03/28/2022		1,000	1,015
3.370% due 11/17/2023		5,200	5,336
3.375% due 11/13/2025		9,700	9,877
3.470% due 04/05/2021		600	600
3.550% due 10/07/2022		3,300	3,385
3.664% due 09/08/2024		800	829
3.813% due 10/12/2021		2,600	2,632
4.250% due 09/20/2022		1,000	1,036
4.535% due 03/06/2025	GBP	4,900	7,219
5.125% due 06/16/2025		$5,300	5,731
5.596% due 01/07/2022		9,800	10,092
5.875% due 08/02/2021		900	913

Fortress Transportation & Infrastructure Investors LLC
6.500% due 10/01/2025		10,569	11,064
6.750% due 03/15/2022		3,700	3,707

Freedom Mortgage Corp.
7.625% due 05/01/2026		1,100	1,154
8.125% due 11/15/2024		420	437
8.250% due 04/15/2025		1,175	1,226

GE Capital Funding LLC
4.400% due 05/15/2030		5,000	5,665

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

GE Capital International Funding Co. Unlimited Co.
4.418% due 11/15/2035		$1,200	$1,375

General Motors Financial Co., Inc.
1.075% (US0003M + 0.850%) due 04/09/2021 ~		100	100
1.509% (US0003M + 1.310%) due 06/30/2022 ~		100	101

Genworth Mortgage Holdings, Inc.
6.500% due 08/15/2025		1,325	1,434

Globalworth Real Estate Investments Ltd.
3.000% due 03/29/2025	EUR	1,000	1,248

GLP Capital LP
4.000% due 01/15/2030		$100	104
5.250% due 06/01/2025		1,002	1,126
5.375% due 04/15/2026		100	112
5.750% due 06/01/2028		1,090	1,261

Goldman Sachs Group, Inc.
1.218% (US0003M + 1.000%) due 07/24/2023 ~		100	101
3.800% due 03/15/2030		2,500	2,756

Goodman U.S. Finance Three LLC
3.700% due 03/15/2028		1,100	1,170

Greystar Real Estate Partners LLC
5.750% due 12/01/2025		490	506

Growthpoint Properties International Pty. Ltd.
5.872% due 05/02/2023		800	850

Hanover Insurance Group, Inc.
2.500% due 09/01/2030		680	666

HAT Holdings LLC
3.750% due 09/15/2030		2,570	2,483

Highwoods Realty LP
3.050% due 02/15/2030		100	101

Host Hotels & Resorts LP
3.875% due 04/01/2024		560	594

Howard Hughes Corp.
4.125% due 02/01/2029		3,475	3,402
4.375% due 02/01/2031		500	490
5.375% due 08/01/2028		1,800	1,896

HSBC Holdings PLC
1.564% (US0003M + 1.380%) due 09/12/2026 ~		1,700	1,751
2.357% due 08/18/2031 •		400	385
2.848% due 06/04/2031 •		4,600	4,606
3.262% due 03/13/2023 •		1,130	1,159
3.803% due 03/11/2025 •		300	324
3.973% due 05/22/2030 •		1,140	1,235
4.000% due 03/09/2026 •(h)(i)		1,600	1,596
4.041% due 03/13/2028 •		1,020	1,117
4.250% due 08/18/2025		4,200	4,623
4.292% due 09/12/2026 •		1,000	1,108
4.583% due 06/19/2029 •		400	450
4.600% due 12/17/2030 •(h)(i)		1,600	1,586
4.700% due 03/09/2031 •(h)(i)		600	593
5.875% due 09/28/2026 •(h)(i)	GBP	2,500	3,813
6.000% due 09/29/2023 •(h)(i)	EUR	1,500	1,920
6.000% due 05/22/2027 •(h)(i)		$700	768
6.250% due 03/23/2023 •(h)(i)		700	741
6.500% due 03/23/2028 •(h)(i)		2,800	3,145

Hudson Pacific Properties LP
3.250% due 01/15/2030		480	483
3.950% due 11/01/2027		633	679
4.650% due 04/01/2029		300	336

Indian Railway Finance Corp. Ltd.
3.950% due 02/13/2050		1,000	951

Industrial & Commercial Bank of China Ltd.
3.538% due 11/08/2027		400	440

ING Groep NV
5.750% due 11/16/2026 •(h)(i)		2,800	3,056
6.875% due 04/16/2022 •(h)(i)		800	834

International Lease Finance Corp.
8.625% due 01/15/2022		520	552

Intesa Sanpaolo SpA
5.017% due 06/26/2024		200	219
7.750% due 01/11/2027 •(h)(i)	EUR	1,300	1,872

Intrum AB
3.125% due 07/15/2024		2,300	2,707

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Itau Unibanco Holding S.A.
2.900% due 01/24/2023		$1,900	$1,942
3.250% due 01/24/2025		4,000	4,082

JAB Holdings BV
2.200% due 11/23/2030		1,000	941

Jefferies Finance LLC
6.250% due 06/03/2026		4,345	4,584

JPMorgan Chase & Co.
3.509% due 01/23/2029 •		10,000	10,823

Karntner Ausgleichszahlungs-Fonds
0.000% due 01/01/2023 «	EUR	23,238	2,010

Kennedy Wilson Europe Real Estate Ltd.
3.950% due 06/30/2022	GBP	200	281

Kennedy-Wilson, Inc.
4.750% due 03/01/2029		$475	482
5.875% due 04/01/2024		861	869

Kilroy Realty LP
2.500% due 11/15/2032		780	734
3.050% due 02/15/2030		100	101

KKR Group Finance Co. LLC
3.500% due 08/25/2050		970	963
3.750% due 07/01/2029		300	332

KSA Sukuk Ltd.
2.894% due 04/20/2022		2,000	2,051
2.969% due 10/29/2029		380	397

Ladder Capital Finance Holdings LLLP
4.250% due 02/01/2027		1,210	1,195

LeasePlan Corp. NV
2.875% due 10/24/2024		600	631
7.375% due 05/29/2024 •(h)(i)	EUR	2,000	2,566

Liberty Mutual Finance Europe DAC
1.750% due 03/27/2024		260	320

Life Storage LP
3.875% due 12/15/2027		$112	124
4.000% due 06/15/2029		140	152

Lima Metro Line Finance Ltd.
5.875% due 07/05/2034		104	122

Lincoln Financing SARL
3.625% due 04/01/2024	EUR	3,500	4,155

Lloyds Bank PLC
7.500% due 04/02/2032 þ		$3,200	2,460

Lloyds Banking Group PLC
2.250% due 10/16/2024	GBP	200	286
2.858% due 03/17/2023 •		$3,500	3,575
4.375% due 03/22/2028		200	225
4.550% due 08/16/2028		1,000	1,140
4.947% due 06/27/2025 •(h)(i)	EUR	1,700	2,172
7.500% due 09/27/2025 •(h)(i)		$2,400	2,748
7.625% due 06/27/2023 •(h)(i)	GBP	1,500	2,258

LPL Holdings, Inc.
4.000% due 03/15/2029		$1,725	1,740

MGM Growth Properties Operating Partnership LP
3.875% due 02/15/2029		3,325	3,318
5.750% due 02/01/2027		810	894

Mitsubishi UFJ Financial Group, Inc.
2.048% due 07/17/2030		2,000	1,927
2.193% due 02/25/2025		3,500	3,612

Mizuho Financial Group, Inc.
0.797% due 04/15/2030	EUR	200	239
2.201% due 07/10/2031 •		$2,500	2,418
2.869% due 09/13/2030 •		1,000	1,022

MPT Operating Partnership LP
2.550% due 12/05/2023	GBP	1,200	1,681
3.500% due 03/15/2031		$300	295
3.692% due 06/05/2028	GBP	3,200	4,606
4.625% due 08/01/2029		$2,445	2,576

Nationstar Mortgage Holdings, Inc.
6.000% due 01/15/2027		1,960	2,037

Nationwide Building Society
3.766% due 03/08/2024 •		1,000	1,057
3.960% due 07/18/2030 •		2,400	2,622
4.363% due 08/01/2024 •		1,700	1,836

Natwest Group PLC
1.664% (US0003M + 1.470%) due 05/15/2023 ~		2,778	2,811

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2021	55

Schedule of Investments	PIMCO Diversified Income Fund	(Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.000% due 03/04/2025 •	EUR	700	$865
2.500% due 03/22/2023		6,300	7,754
3.498% due 05/15/2023 •		$1,858	1,916
4.269% due 03/22/2025 •		240	262
5.125% due 05/12/2027 •(h)(i)	GBP	1,700	2,468
6.000% due 12/29/2025 •(h)(i)		$2,650	2,914
8.625% due 08/15/2021 •(h)(i)		24,100	24,726

Navient Corp.
5.625% due 01/25/2025		100	97
6.625% due 07/26/2021		1,440	1,468

NE Property BV
1.875% due 10/09/2026	EUR	400	476

Newmark Group, Inc.
6.125% due 11/15/2023		$1,455	1,600

NFP Corp.
6.875% due 08/15/2028		475	493

Nissan Motor Acceptance Corp.
2.750% due 03/09/2028		1,350	1,341

Noble Corp. PLC (15.000% PIK)
15.000% due 02/15/2028 (c)		682	720

Nomura Holdings, Inc.
2.648% due 01/16/2025		1,700	1,759
2.679% due 07/16/2030		2,300	2,262

Nordea Bank Abp
6.625% due 03/26/2026 •(h)(i)		1,500	1,715

Omega Healthcare Investors, Inc.
4.500% due 01/15/2025		700	757
4.950% due 04/01/2024		1,900	2,072

OneMain Finance Corp.
4.000% due 09/15/2030		550	536
5.375% due 11/15/2029		1,784	1,902
5.625% due 03/15/2023		4,000	4,247
6.125% due 05/15/2022		2,401	2,521
6.125% due 03/15/2024		5,810	6,282
6.625% due 01/15/2028		20	23
6.875% due 03/15/2025		490	558
7.125% due 03/15/2026		1,740	2,009
8.250% due 10/01/2023		2,000	2,257
8.875% due 06/01/2025		400	444

Pacific LifeCorp
3.350% due 09/15/2050		1,000	975

Park Aerospace Holdings Ltd.
5.250% due 08/15/2022		8,434	8,857

Park Intermediate Holdings LLC
5.875% due 10/01/2028		2,025	2,151
7.500% due 06/01/2025		840	920

PennyMac Financial Services, Inc.
4.250% due 02/15/2029		1,600	1,534

Physicians Realty LP
3.950% due 01/15/2028		23	25
4.300% due 03/15/2027		3,000	3,299

Piper Jaffray Cos.
4.740% due 10/15/2021		600	604
5.200% due 10/15/2023		2,100	2,108

PRA Group, Inc.
7.375% due 09/01/2025		4,090	4,394

Prudential PLC
3.125% due 04/14/2030		150	158

Quicken Loans LLC
3.625% due 03/01/2029		1,000	964
3.875% due 03/01/2031		560	540
5.250% due 01/15/2028		2,855	3,003

Radian Group, Inc.
4.875% due 03/15/2027		1,100	1,161
6.625% due 03/15/2025		400	449

Raymond James Financial, Inc.
4.650% due 04/01/2030		250	291

Realty Income Corp.
3.250% due 01/15/2031		800	846

Regency Centers LP
2.950% due 09/15/2029		100	102

Reinsurance Group of America, Inc.
3.150% due 06/15/2030		230	238

Rexford Industrial Realty LP
2.125% due 12/01/2030		1,450	1,358

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

RHP Hotel Properties LP
4.500% due 02/15/2029		$1,000	$1,006

Sabra Health Care LP
3.900% due 10/15/2029		150	153
5.125% due 08/15/2026		1,000	1,113

Santander Holdings USA, Inc.
3.244% due 10/05/2026		5,000	5,293
3.400% due 01/18/2023		300	313

Santander UK Group Holdings PLC
0.312% (EUR003M + 0.850%) due 03/27/2024 ~	EUR	500	591
3.373% due 01/05/2024 •		$200	209
3.823% due 11/03/2028 •		900	984
6.750% due 06/24/2024 •(h)(i)	GBP	2,550	3,823
7.375% due 06/24/2022 •(h)(i)		4,250	6,151

SBA Communications Corp.
3.875% due 02/15/2027		$2,020	2,067

SBA Tower Trust
1.884% due 07/15/2050		1,000	1,013
2.328% due 07/15/2052		1,420	1,446

Sberbank of Russia Via SB Capital S.A.
5.125% due 10/29/2022		900	945
5.250% due 05/23/2023 (i)		600	637
5.717% due 06/16/2021		14,050	14,169

Shriram Transport Finance Co. Ltd.
5.100% due 07/16/2023		1,600	1,631
5.950% due 10/24/2022		4,100	4,215

SL Green Realty Corp.
4.500% due 12/01/2022		10,300	10,788

SLM Corp.
4.200% due 10/29/2025		2,000	2,105
5.125% due 04/05/2022		620	636

SMBC Aviation Capital Finance DAC
3.550% due 04/15/2024		300	319
4.125% due 07/15/2023		200	213

Societe Generale S.A.
5.375% due 11/18/2030 •(h)(i)		1,500	1,547
6.750% due 04/06/2028 •(h)(i)		3,100	3,459
7.875% due 12/18/2023 •(h)(i)		200	222

Spirit Realty LP
3.200% due 01/15/2027		500	523
3.200% due 02/15/2031		810	812
3.400% due 01/15/2030		650	675

Standard Chartered PLC
3.265% due 02/18/2036 •		2,400	2,334
4.305% due 05/21/2030 •		2,600	2,899
4.750% due 01/14/2031 •(h)(i)		775	773

Starwood Property Trust, Inc.
5.000% due 12/15/2021		100	102

Stifel Financial Corp.
4.000% due 05/15/2030		780	844

STORE Capital Corp.
2.750% due 11/18/2030		400	392

Sumitomo Mitsui Financial Group, Inc.
1.474% due 07/08/2025		1,200	1,202
2.130% due 07/08/2030		400	387
2.348% due 01/15/2025		900	935
2.750% due 01/15/2030		1,900	1,936

Synchrony Financial
3.700% due 08/04/2026		1,000	1,077

Tesco Property Finance PLC
5.411% due 07/13/2044	GBP	94	166
5.801% due 10/13/2040		203	369
6.052% due 10/13/2039		7,354	13,294

TP ICAP PLC
5.250% due 05/29/2026		4,900	7,691

Trust Fibra Uno
6.390% due 01/15/2050		$4,500	4,969
6.950% due 01/30/2044		1,620	1,888

UBS AG
5.125% due 05/15/2024 (i)		1,200	1,324
7.625% due 08/17/2022 (i)		19,500	21,262

UBS Group AG
2.095% due 02/11/2032 •		700	663
4.375% due 02/10/2031 •(h)(i)		600	593

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.750% due 02/19/2022 •(h)(i)	EUR	1,500	$1,831
7.000% due 02/19/2025 •(h)(i)		$200	229
7.125% due 08/10/2021 •(h)(i)		3,700	3,775

UniCredit SpA
2.569% due 09/22/2026 •		8,650	8,692
4.134% (US0003M + 3.900%) due 01/14/2022 ~		2,250	2,306
5.459% due 06/30/2035 •		1,200	1,274
6.572% due 01/14/2022		2,050	2,137
7.830% due 12/04/2023		5,850	6,822
9.250% due 06/03/2022 •(h)(i)	EUR	700	895

United Wholesale Mortgage LLC
5.500% due 11/15/2025		$2,000	2,088

VEREIT Operating Partnership LP
2.850% due 12/15/2032		500	485
3.100% due 12/15/2029		1,300	1,330
3.400% due 01/15/2028		640	676
3.950% due 08/15/2027		438	481
4.875% due 06/01/2026		200	229

VICI Properties LP
4.250% due 12/01/2026		2,030	2,080

Virgin Money UK PLC
4.000% due 09/03/2027 •	GBP	500	758

W R Berkley Corp.
4.000% due 05/12/2050		$650	694

Wells Fargo & Co.
2.164% due 02/11/2026 •		2,000	2,064
2.393% due 06/02/2028 •		2,900	2,974
3.000% due 04/22/2026		282	302
3.068% due 04/30/2041 •		2,100	2,064
3.196% due 06/17/2027 •		7,200	7,723
3.550% due 09/29/2025		400	436

Welltower, Inc.
4.250% due 04/15/2028		385	429

Weyerhaeuser Co.
4.000% due 04/15/2030		2,410	2,666
6.950% due 10/01/2027		460	586
7.375% due 03/15/2032		1,270	1,786

Willis North America, Inc.
2.950% due 09/15/2029		200	207

			901,015

INDUSTRIALS 24.7%

AA Bond Co. Ltd.
6.500% due 01/31/2026	GBP	2,000	2,852

AbbVie, Inc.
5.000% due 12/15/2021		$50	51

Academy Ltd.
6.000% due 11/15/2027		1,000	1,055

Acadia Healthcare Co., Inc.
5.000% due 04/15/2029		800	832
5.500% due 07/01/2028		800	844

Activision Blizzard, Inc.
2.500% due 09/15/2050		1,140	959

AdaptHealth LLC
4.625% due 08/01/2029		500	498
6.125% due 08/01/2028		850	903

Adevinta ASA
2.625% due 11/15/2025	EUR	1,000	1,207
3.000% due 11/15/2027		750	911

Adient U.S. LLC
9.000% due 04/15/2025		$300	333

Advantage Sales & Marketing, Inc.
6.500% due 11/15/2028		2,035	2,120

Aeropuerto Internacional de Tocumen S.A.
6.000% due 11/18/2048		991	1,048

Agilent Technologies, Inc.
2.100% due 06/04/2030		370	363

Air Canada Pass-Through Trust
3.600% due 09/15/2028		557	559
5.250% due 10/01/2030		1,020	1,099

Aker BP ASA
3.750% due 01/15/2030		800	827
4.000% due 01/15/2031		1,100	1,149

56	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

March 31, 2021

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Alaska Airlines Class A Pass-Through Trust
4.800% due 02/15/2029		$1,230	$1,350

Albertsons Cos., Inc.
4.625% due 01/15/2027		100	104
4.875% due 02/15/2030		100	103

Alcon Finance Corp.
2.600% due 05/27/2030		900	904

Alibaba Group Holding Ltd.
4.000% due 12/06/2037		500	539

Allegion U.S. Holding Co., Inc.
3.200% due 10/01/2024		500	531
3.550% due 10/01/2027		600	642

ALROSA Finance S.A.
3.100% due 06/25/2027		5,500	5,556
4.650% due 04/09/2024		2,200	2,356

Altice Financing S.A.
2.250% due 01/15/2025	EUR	300	344
3.000% due 01/15/2028		1,200	1,350
7.500% due 05/15/2026		$9,000	9,416

Altice France Holding S.A.
8.000% due 05/15/2027	EUR	600	765
10.500% due 05/15/2027		$750	845

Altice France S.A.
2.125% due 02/15/2025	EUR	3,900	4,425
3.375% due 01/15/2028		1,025	1,176
5.125% due 01/15/2029		$2,100	2,130
7.375% due 05/01/2026		11,410	11,882
8.125% due 02/01/2027		700	768

Amazon.com, Inc.
3.875% due 08/22/2037		580	665
4.050% due 08/22/2047		1,710	2,005
4.250% due 08/22/2057		880	1,055

AMC Networks, Inc.
4.250% due 02/15/2029		3,625	3,530

American Airlines Pass-Through Trust
3.000% due 04/15/2030		82	83
3.150% due 08/15/2033		284	283
3.200% due 12/15/2029		1,619	1,617
3.350% due 04/15/2031		1,556	1,577
3.375% due 11/01/2028		1,018	991
3.575% due 07/15/2029		786	798
3.600% due 03/22/2029		763	771
3.600% due 04/15/2031		156	149
3.650% due 02/15/2029		322	326
3.700% due 04/01/2028		203	202

American Airlines, Inc.
5.500% due 04/20/2026		1,975	2,058
5.750% due 04/20/2029		875	932

American Builders & Contractors Supply Co., Inc.
4.000% due 01/15/2028		450	451
5.875% due 05/15/2026		88	91

Amgen, Inc.
3.150% due 02/21/2040		4,500	4,471
4.000% due 09/13/2029	GBP	100	164

AMN Healthcare, Inc.
4.000% due 04/15/2029		$650	648

ANGI Group LLC
3.875% due 08/15/2028		1,810	1,813

AngloGold Ashanti Holdings PLC
3.750% due 10/01/2030		1,300	1,321

Anheuser-Busch InBev Worldwide, Inc.
4.375% due 04/15/2038		520	592
4.600% due 04/15/2048		3,000	3,443
4.750% due 01/23/2029		1,620	1,894
4.750% due 04/15/2058		720	832
4.950% due 01/15/2042		1,400	1,677

Antofagasta PLC
2.375% due 10/14/2030		800	784

Apache Corp.
4.625% due 11/15/2025		1,680	1,733
4.875% due 11/15/2027		870	893

Apple, Inc.
2.950% due 09/11/2049		3,250	3,117

Arches Buyer, Inc.
4.250% due 06/01/2028		475	475

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Arconic Corp.
6.125% due 02/15/2028		$220	$235

Ardagh Packaging Finance PLC
4.125% due 08/15/2026		1,600	1,642
5.250% due 08/15/2027		300	306

Arrow Electronics, Inc.
3.250% due 09/08/2024		300	321

Asbury Automotive Group, Inc.
4.500% due 03/01/2028		85	87
4.750% due 03/01/2030		107	111

Ashtead Capital, Inc.
4.000% due 05/01/2028		700	733
5.250% due 08/01/2026		300	315

Atlantia SpA
1.625% due 02/03/2025	EUR	500	596

ATS Automation Tooling Systems, Inc.
4.125% due 12/15/2028		$650	646

Austin BidCo, Inc.
7.125% due 12/15/2028		300	306

Avantor Funding, Inc.
3.875% due 07/15/2028	EUR	1,500	1,859
4.625% due 07/15/2028		$1,780	1,861

Axalta Coating Systems LLC
3.375% due 02/15/2029		1,250	1,221
4.750% due 06/15/2027		1,150	1,204

B.C. Unlimited Liability Co.
3.500% due 02/15/2029		975	950
4.000% due 10/15/2030		4,250	4,107
4.250% due 05/15/2024		287	291
4.375% due 01/15/2028		4,520	4,549

BAE Systems PLC
3.400% due 04/15/2030		800	850

Baidu, Inc.
1.720% due 04/09/2026		1,000	997
3.075% due 04/07/2025		400	421
3.425% due 04/07/2030		600	630
3.875% due 09/29/2023		1,100	1,178

Ball Corp.
2.875% due 08/15/2030		920	887

BAT Capital Corp.
1.074% (US0003M + 0.880%) due 08/15/2022 ~		230	232
3.222% due 08/15/2024		1,924	2,051
3.557% due 08/15/2027		1,074	1,144
4.390% due 08/15/2037		770	808
4.540% due 08/15/2047		766	772

Bausch Health Americas, Inc.
8.500% due 01/31/2027		270	300

Bausch Health Cos., Inc.
5.000% due 01/30/2028		500	507
5.250% due 01/30/2030		1,000	1,006
5.500% due 11/01/2025		500	514
6.250% due 02/15/2029		500	532
7.000% due 03/15/2024		781	800
7.000% due 01/15/2028		200	217
9.000% due 12/15/2025		400	435

Bayer U.S. Finance LLC
0.831% (US0003M + 0.630%) due 06/25/2021 ~		500	500
4.250% due 12/15/2025		900	1,002
4.375% due 12/15/2028		800	904

BCPE Ulysses Intermediate, Inc. (7.750% Cash or 8.500% PIK)
7.750% due 04/01/2027 (c)		75	78

Beacon Roofing Supply, Inc.
4.500% due 11/15/2026		1,000	1,028
4.875% due 11/01/2025		124	127

Becton Dickinson and Co.
2.823% due 05/20/2030		270	277
3.794% due 05/20/2050		300	320

Bellis Acquisition Co. PLC
3.250% due 02/16/2026	GBP	2,625	3,639

Berry Global, Inc.
4.875% due 07/15/2026		$100	106

Bioceanico Sovereign Certificate Ltd.
0.000% due 06/05/2034 (f)		1,181	888

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Black Knight InfoServ LLC
3.625% due 09/01/2028		$1,210	$1,190

Block Communications, Inc.
4.875% due 03/01/2028		1,490	1,521

Boardwalk Pipelines LP
3.400% due 02/15/2031		1,230	1,232

Boeing Co.
2.750% due 02/01/2026		2,000	2,060
3.250% due 02/01/2028		2,000	2,071
3.625% due 02/01/2031		1,775	1,859
5.040% due 05/01/2027		1,000	1,141
5.150% due 05/01/2030		1,000	1,153
5.705% due 05/01/2040		180	221
5.805% due 05/01/2050		2,000	2,524
5.930% due 05/01/2060		1,850	2,380

Bombardier, Inc.
5.750% due 03/15/2022		100	104
6.000% due 10/15/2022		400	401
6.125% due 05/15/2021	EUR	300	353
6.125% due 01/15/2023		$500	521
7.500% due 12/01/2024		4,130	4,133
7.500% due 03/15/2025		2,000	1,970

Booz Allen Hamilton, Inc.
3.875% due 09/01/2028		1,370	1,380

Boston Scientific Corp.
2.650% due 06/01/2030		720	728

Boyd Gaming Corp.
6.000% due 08/15/2026		170	177

BRF S.A.
5.750% due 09/21/2050		3,700	3,654

Brink’s Co.
5.500% due 07/15/2025		2,070	2,190

Bristol-Myers Squibb Co.
4.125% due 06/15/2039		240	280

British Airways Pass-Through Trust
4.250% due 05/15/2034		942	990

Broadcom Corp.
3.875% due 01/15/2027		345	375

Broadcom, Inc.
2.600% due 02/15/2033		1,000	932
3.150% due 11/15/2025		187	199
3.420% due 04/15/2033		613	618
3.469% due 04/15/2034		1,484	1,497
3.500% due 02/15/2041		1,275	1,223
3.750% due 02/15/2051		1,100	1,054
4.110% due 09/15/2028		776	850
4.150% due 11/15/2030		700	756
4.300% due 11/15/2032		1,390	1,515
4.750% due 04/15/2029		2,910	3,275
5.000% due 04/15/2030		1,900	2,168

Brunello Bidco SpA
3.500% due 02/15/2028	EUR	400	468

Buckeye Partners LP
4.125% due 03/01/2025		$1,020	1,043
4.500% due 03/01/2028		1,330	1,337

Builders FirstSource, Inc.
6.750% due 06/01/2027		161	173

BWX Technologies, Inc.
4.125% due 06/30/2028		1,770	1,798

BY Crown Parent LLC
4.250% due 01/31/2026		1,700	1,767

Cable One, Inc.
4.000% due 11/15/2030		1,550	1,536

Cablevision Lightpath LLC
3.875% due 09/15/2027		1,000	991
5.625% due 09/15/2028		600	610

Caesars Entertainment, Inc.
6.250% due 07/01/2025		1,675	1,788

Caesars Resort Collection LLC
5.750% due 07/01/2025		2,175	2,298

Camelot Finance S.A.
4.500% due 11/01/2026		200	207

Cameron LNG LLC
3.302% due 01/15/2035		300	309
3.402% due 01/15/2038		400	404
3.701% due 01/15/2039		300	319

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2021	57

Schedule of Investments	PIMCO Diversified Income Fund	(Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

CANPACK S.A.
3.125% due 11/01/2025		$900	$915

Cargo Aircraft Management, Inc.
4.750% due 02/01/2028		1,360	1,407

Carnival Corp.
11.500% due 04/01/2023		6,600	7,575

Catalent Pharma Solutions, Inc.
5.000% due 07/15/2027		140	147

CCO Holdings LLC
4.500% due 05/01/2032		525	532
5.125% due 05/01/2027		6,000	6,352
5.375% due 06/01/2029		100	107

CDW LLC
3.250% due 02/15/2029		1,940	1,918

Cenovus Energy, Inc.
5.375% due 07/15/2025		550	619

Centene Corp.
4.250% due 12/15/2027		2,200	2,317
5.375% due 08/15/2026		3,735	3,949

Central Garden & Pet Co.
4.125% due 10/15/2030		950	961

CH Robinson Worldwide, Inc.
4.200% due 04/15/2028		200	225

Charles River Laboratories International, Inc.
3.750% due 03/15/2029		1,300	1,304
4.000% due 03/15/2031		175	178
4.250% due 05/01/2028		220	227

Charter Communications Operating LLC
1.855% (US0003M + 1.650%) due 02/01/2024 ~		3,604	3,704
3.500% due 06/01/2041		1,800	1,710
3.700% due 04/01/2051		1,000	937
3.850% due 04/01/2061		2,350	2,159
3.900% due 06/01/2052		600	577
4.800% due 03/01/2050		3,880	4,172
4.908% due 07/23/2025		4,500	5,104
5.125% due 07/01/2049		4,490	5,059
5.375% due 04/01/2038		500	590
5.375% due 05/01/2047		100	116
6.484% due 10/23/2045		2,200	2,870

Cheniere Corpus Christi Holdings LLC
3.700% due 11/15/2029		1,410	1,489
5.875% due 03/31/2025		3,900	4,448
7.000% due 06/30/2024		200	230

Cheniere Energy Partners LP
4.000% due 03/01/2031		2,925	2,980

Cheniere Energy, Inc.
4.625% due 10/15/2028		3,125	3,249

Cheplapharm Arzneimittel GmbH
4.375% due 01/15/2028	EUR	2,000	2,457
5.500% due 01/15/2028		$300	312

Chesapeake Energy Corp.
5.500% due 02/01/2026		600	626
5.875% due 02/01/2029		125	133

Chobani LLC
4.625% due 11/15/2028		1,275	1,304

Choice Hotels International, Inc.
3.700% due 12/01/2029		1,250	1,314

CHS
6.875% due 04/15/2029		2,875	3,013

Cinemark USA, Inc.
5.875% due 03/15/2026		200	205

Citrix Systems, Inc.
3.300% due 03/01/2030		910	937

Clear Channel Worldwide Holdings, Inc.
9.250% due 02/15/2024		736	767

Clearwater Paper Corp.
4.750% due 08/15/2028		870	878

CommScope Technologies LLC
5.000% due 03/15/2027		1,000	992

CommScope, Inc.
5.500% due 03/01/2024		682	704
6.000% due 03/01/2026		583	615
7.125% due 07/01/2028		3,070	3,265
8.250% due 03/01/2027		955	1,023

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Community Health Systems, Inc.
4.750% due 02/15/2031	$400	$391
5.625% due 03/15/2027	2,225	2,333
6.000% due 01/15/2029	1,000	1,059
6.625% due 02/15/2025	270	286
8.000% due 03/15/2026	2,640	2,857

Connect Finco SARL
6.750% due 10/01/2026	2,250	2,399

Consolidated Communications, Inc.
5.000% due 10/01/2028	550	556

Constellation Brands, Inc.
4.100% due 02/15/2048	1,000	1,085

Constellation Oil Services Holding S.A. (10.000% PIK)
10.000% due 11/09/2024 ^(c)(d)	1,521	385

Constellium SE
5.625% due 06/15/2028	750	793

Continental Wind LLC
6.000% due 02/28/2033	193	218

Core & Main LP
6.125% due 08/15/2025	1,380	1,419

Cornerstone Building Brands, Inc.
6.125% due 01/15/2029	3,660	3,905
8.000% due 04/15/2026	100	104

Corp. GEO S.A.B. de C.V.
8.875% due 03/27/2022 ^«(d)	2,700	0

Corp. Nacional del Cobre de Chile
3.625% due 08/01/2027	4,000	4,328
4.250% due 07/17/2042	2,600	2,822

CoStar Group, Inc.
2.800% due 07/15/2030	850	832

Cox Communications, Inc.
3.150% due 08/15/2024	2,940	3,141

Crocs, Inc.
4.250% due 03/15/2029	575	562

CSC Holdings LLC
3.375% due 02/15/2031	1,700	1,604
4.625% due 12/01/2030	3,000	2,955
5.375% due 02/01/2028	500	527
6.500% due 02/01/2029	1,800	1,992

CSN Resources S.A.
7.625% due 02/13/2023	800	831

CVS Health Corp.
3.250% due 08/15/2029	100	106
4.300% due 03/25/2028	1,354	1,538
4.780% due 03/25/2038	565	668

CVS Pass-Through Trust
5.773% due 01/10/2033	275	320
5.926% due 01/10/2034	29	34
6.036% due 12/10/2028	75	88
6.943% due 01/10/2030	7,048	8,498
7.507% due 01/10/2032	4,967	6,219
8.353% due 07/10/2031	1,085	1,408

DAE Funding LLC
1.625% due 02/15/2024	5,700	5,693
2.625% due 03/20/2025	4,000	4,036
5.250% due 11/15/2021	5,359	5,466

DaVita, Inc.
3.750% due 02/15/2031	3,140	3,001
4.625% due 06/01/2030	5,000	5,101

DCP Midstream Operating LP
5.625% due 07/15/2027	1,070	1,163

Dell International LLC
4.000% due 07/15/2024	500	543
4.900% due 10/01/2026	2,640	2,996
5.300% due 10/01/2029	3,170	3,711
6.020% due 06/15/2026	3,300	3,910
8.100% due 07/15/2036	100	147
8.350% due 07/15/2046	2,900	4,421

Dell, Inc.
6.500% due 04/15/2038	1,100	1,347

Delta Air Lines Pass-Through Trust
6.718% due 07/02/2024	13	13

Delta Air Lines, Inc.
4.500% due 10/20/2025	3,000	3,204
4.750% due 10/20/2028	2,600	2,830
7.000% due 05/01/2025	2,000	2,306

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Diamond Resorts International, Inc.
7.750% due 09/01/2023	$3,072	$3,204
10.750% due 09/01/2024	2,190	2,326

Diamond Sports Group LLC
5.375% due 08/15/2026	3,163	2,281
6.625% due 08/15/2027	1,677	874

Diamondback Energy, Inc.
4.750% due 05/31/2025	450	503

DISH DBS Corp.
5.875% due 07/15/2022	1,300	1,359

Dun & Bradstreet Corp.
6.875% due 08/15/2026	1,139	1,218

eBay, Inc.
2.700% due 03/11/2030	1,090	1,103

Ecopetrol S.A.
7.375% due 09/18/2043	3,130	3,835

Edgewell Personal Care Co.
4.125% due 04/01/2029	2,050	2,042
5.500% due 06/01/2028	1,200	1,269

Edwards Lifesciences Corp.
4.300% due 06/15/2028	368	415

Elanco Animal Health, Inc.
5.900% due 08/28/2028	990	1,126

Embotelladora Andina S.A.
3.950% due 01/21/2050	1,000	1,060

EMC Corp.
3.375% due 06/01/2023	3,000	3,099

Empresa de los Ferrocarriles del Estado
3.068% due 08/18/2050	1,700	1,491

Empresa de Transporte de Pasajeros Metro S.A.
3.650% due 05/07/2030	1,000	1,087
4.700% due 05/07/2050	4,700	5,370

Enbridge, Inc.
0.689% (US0003M + 0.500%) due 02/18/2022 ~	1,600	1,605

Endure Digital, Inc.
6.000% due 02/15/2029	1,325	1,297

Energean Israel Finance Ltd.
4.875% due 03/30/2026	1,825	1,840

Energizer Holdings, Inc.
4.375% due 03/31/2029	2,175	2,186
4.750% due 06/15/2028	3,160	3,263

Energy Transfer Operating LP
3.750% due 05/15/2030	670	692
5.000% due 05/15/2050	590	612
5.250% due 04/15/2029	200	228
5.875% due 01/15/2024	130	145
6.125% due 12/15/2045	2,880	3,322
6.500% due 02/01/2042	800	957

Energy Ventures Gom LLC
11.000% due 02/15/2023	1,202	1,179

EnLink Midstream LLC
5.625% due 01/15/2028	525	509

Entegris, Inc.
4.625% due 02/10/2026	200	207

Enterprise Products Operating LLC
3.125% due 07/31/2029	750	792
4.200% due 01/31/2050	200	214

EQM Midstream Partners LP
4.500% due 01/15/2029	1,075	1,050
6.000% due 07/01/2025	390	420
6.500% due 07/01/2027	1,930	2,101

EQT Corp.
3.000% due 10/01/2022	300	306
5.000% due 01/15/2029	900	965
8.500% due 02/01/2030	800	1,021

Equifax, Inc.
1.064% (US0003M + 0.870%) due 08/15/2021 ~	415	416

Equinor ASA
3.125% due 04/06/2030	2,100	2,223
3.625% due 04/06/2040	1,000	1,066
3.700% due 04/06/2050	2,100	2,238

58	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

March 31, 2021

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Expedia Group, Inc.
2.950% due 03/15/2031		$1,300	$1,283
3.250% due 02/15/2030		610	615
3.600% due 12/15/2023		1,000	1,065
4.625% due 08/01/2027		400	445
6.250% due 05/01/2025		1,647	1,906

F-Brasile SpA
7.375% due 08/15/2026		800	806

FAGE International S.A.
5.625% due 08/15/2026		1,000	1,034

Fair Isaac Corp.
4.000% due 06/15/2028		340	349
5.250% due 05/15/2026		300	333

Fairstone Financial, Inc.
7.875% due 07/15/2024		2,420	2,548

Ferguson Finance PLC
3.250% due 06/02/2030		600	633

Fiserv, Inc.
3.500% due 07/01/2029		1,200	1,296
4.400% due 07/01/2049		520	602

Flex Acquisition Co., Inc.
6.875% due 01/15/2025		100	102

Flex Ltd.
4.750% due 06/15/2025		300	335

Fortune Brands Home & Security, Inc.
3.250% due 09/15/2029		590	616
4.000% due 09/21/2023		805	869

Foundation Building Materials, Inc.
6.000% due 03/01/2029		275	272

Freeport-McMoRan, Inc.
4.125% due 03/01/2028		2,240	2,359
4.375% due 08/01/2028		1,000	1,063

Fresenius Medical Care U.S. Finance, Inc.
2.375% due 02/16/2031		2,270	2,168

Fresnillo PLC
4.250% due 10/02/2050		2,000	1,969

Full House Resorts, Inc.
8.250% due 02/15/2028		2,975	3,177

Gap, Inc.
8.625% due 05/15/2025		2,150	2,411
8.875% due 05/15/2027		1,500	1,753

Garda World Security Corp.
4.625% due 02/15/2027		660	662

Gartner, Inc.
3.750% due 10/01/2030		2,950	2,929
4.500% due 07/01/2028		910	940

GATX Corp.
0.915% (US0003M + 0.720%) due 11/05/2021 ~		500	502

Gazprom OAO Via Gaz Capital S.A.
6.510% due 03/07/2022		6,400	6,716
8.625% due 04/28/2034		5,500	7,770

General Electric Co.
4.350% due 05/01/2050		1,700	1,892
5.625% due 09/16/2031	GBP	100	177

General Motors Co.
6.800% due 10/01/2027 (j)		$400	497

Gerdau Trade, Inc.
4.875% due 10/24/2027		1,500	1,671

Global Medical Response, Inc.
6.500% due 10/01/2025		1,275	1,321

Global Partners LP
6.875% due 01/15/2029		1,350	1,451

Global Payments, Inc.
2.650% due 02/15/2025		210	221
2.900% due 05/15/2030		1,000	1,022
3.200% due 08/15/2029		2,000	2,109

Globo Comunicacao e Participacoes S.A.
4.875% due 01/22/2030		500	505

Go Daddy Operating Co. LLC
5.250% due 12/01/2027		290	307

goeasy Ltd.
5.375% due 12/01/2024		3,470	3,603

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Graphic Packaging International LLC
3.500% due 03/01/2029		$2,000	$1,949

Gray Oak Pipeline LLC
3.450% due 10/15/2027		2,870	2,966

Griffon Corp.
5.750% due 03/01/2028		3,000	3,195

Guara Norte SARL
5.198% due 06/15/2034		1,700	1,670

Hanesbrands, Inc.
4.875% due 05/15/2026		3,000	3,221

Hawaiian Brand Intellectual Property Ltd.
5.750% due 01/20/2026		1,075	1,144

HCA, Inc.
3.500% due 09/01/2030		1,680	1,696
4.500% due 02/15/2027		3,360	3,771
4.750% due 05/01/2023		2,500	2,695
5.250% due 06/15/2026		100	115
5.375% due 09/01/2026		613	692
5.625% due 09/01/2028		3,585	4,129
5.875% due 02/15/2026		205	235
5.875% due 02/01/2029		679	792

Hilton Domestic Operating Co., Inc.
3.625% due 02/15/2032		6,375	6,196
3.750% due 05/01/2029		5,000	4,959
4.000% due 05/01/2031		1,375	1,378
5.750% due 05/01/2028		1,200	1,294

Hilton Worldwide Finance LLC
4.875% due 04/01/2027		582	609

Hologic, Inc.
3.250% due 02/15/2029		2,650	2,622

Hyatt Hotels Corp.
3.191% (US0003M + 3.000%) due 09/01/2022 ~		4,950	4,989

Hyundai Capital America
1.150% due 11/10/2022		1,000	1,006

iHeartCommunications, Inc.
6.375% due 05/01/2026		529	563
8.375% due 05/01/2027		959	1,030

IHO Verwaltungs GmbH (3.625% Cash or 4.375% PIK)
3.625% due 05/15/2025 (c)	EUR	2,200	2,630

IHO Verwaltungs GmbH (3.875% Cash or 4.625% PIK)
3.875% due 05/15/2027 (c)		1,200	1,453

IHO Verwaltungs GmbH (6.000% Cash or 6.750% PIK)
6.000% due 05/15/2027 (c)		$1,000	1,052

IHS Markit Ltd.
3.625% due 05/01/2024		170	183
4.000% due 03/01/2026		300	331
4.250% due 05/01/2029		400	451
4.750% due 02/15/2025		2,175	2,438
4.750% due 08/01/2028		345	399

Illuminate Buyer LLC
9.000% due 07/01/2028		1,760	1,983

Indigo Natural Resources LLC
5.375% due 02/01/2029		100	99

Industrias Penoles S.A.B. de C.V.
4.150% due 09/12/2029		700	763
4.750% due 08/06/2050		800	824

INEOS Quattro Finance 2 PLC
2.500% due 01/15/2026	EUR	600	705
3.375% due 01/15/2026		$1,100	1,101

Infor, Inc.
1.750% due 07/15/2025		900	911

Ingevity Corp.
3.875% due 11/01/2028		1,050	1,020

Innophos Holdings, Inc.
9.375% due 02/15/2028		1,130	1,221

Intelligent Packaging Ltd. Finco, Inc.
6.000% due 09/15/2028		2,120	2,193

Intelsat Connect Finance S.A.
9.500% due 02/15/2023 ^(d)		387	133

Intelsat Jackson Holdings S.A.
8.500% due 10/15/2024 ^(d)		6,855	4,314

International Game Technology PLC
5.250% due 01/15/2029		2,000	2,089

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

IQVIA, Inc.
5.000% due 05/15/2027		$1,000	$1,058

Iris Holdings, Inc. (8.750% Cash or 9.500% PIK)
8.750% due 02/15/2026 (c)		575	583

Jaguar Holding Co.
4.625% due 06/15/2025		360	376

Jaguar Land Rover Automotive PLC
5.875% due 11/15/2024	EUR	2,900	3,682
6.875% due 11/15/2026		2,500	3,322
7.750% due 10/15/2025		$1,600	1,737

JELD-WEN, Inc.
4.625% due 12/15/2025		100	102

JetBlue Pass-Through Trust
4.000% due 05/15/2034		1,920	2,078

Kaiser Aluminum Corp.
6.500% due 05/01/2025		750	797

Kansas City Southern
3.500% due 05/01/2050		500	503
4.200% due 11/15/2069		270	281

Kimberly-Clark de Mexico S.A.B. de C.V.
2.431% due 07/01/2031		1,800	1,759

Kinder Morgan, Inc.
7.750% due 01/15/2032		10,100	14,208
7.800% due 08/01/2031		2,300	3,190

Korn Ferry
4.625% due 12/15/2027		1,250	1,278

Kraft Heinz Foods Co.
3.875% due 05/15/2027		1,000	1,090
4.250% due 03/01/2031		900	992
4.375% due 06/01/2046		7,600	7,963
5.000% due 07/15/2035		2,100	2,421
5.000% due 06/04/2042		2,600	2,930
5.200% due 07/15/2045		4,180	4,845
6.875% due 01/26/2039		1,000	1,381

Kronos Acquisition Holdings, Inc.
5.000% due 12/31/2026		100	100
7.000% due 12/31/2027		700	672

LABL Escrow Issuer LLC
6.750% due 07/15/2026		120	129

Lamar Media Corp.
3.625% due 01/15/2031		600	580
3.750% due 02/15/2028		1,050	1,051
4.000% due 02/15/2030		300	300

Lamb Weston Holdings, Inc.
4.875% due 05/15/2028		1,000	1,082

Las Vegas Sands Corp.
3.200% due 08/08/2024		440	459
3.500% due 08/18/2026		1,600	1,669
3.900% due 08/08/2029		900	926

LBM Acquisition LLC
6.250% due 01/15/2029		2,100	2,166

Legacy LifePoint Health LLC
4.375% due 02/15/2027		600	589

Legends Hospitality Holding Co. LLC
5.000% due 02/01/2026		425	433

Leidos, Inc.
2.300% due 02/15/2031		800	757
4.375% due 05/15/2030		290	323

Lenovo Group Ltd.
3.421% due 11/02/2030		3,000	3,018

Level 3 Financing, Inc.
3.400% due 03/01/2027		600	636
3.625% due 01/15/2029		4,850	4,708
3.750% due 07/15/2029		1,825	1,788
3.875% due 11/15/2029		850	898
4.250% due 07/01/2028		900	911

Leviathan Bond Ltd.
5.750% due 06/30/2023		2,000	2,099
6.500% due 06/30/2027		1,470	1,612

LifePoint Health, Inc.
5.375% due 01/15/2029		1,875	1,849

Live Nation Entertainment, Inc.
3.750% due 01/15/2028		1,050	1,038
4.750% due 10/15/2027		310	313

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2021	59

Schedule of Investments	PIMCO Diversified Income Fund	(Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

LogMeIn, Inc.
5.500% due 09/01/2027		$1,700	$1,782

LSF9 Atlantis Holdings LLC
7.750% due 02/15/2026		1,550	1,590

Marriott International, Inc.
3.500% due 10/15/2032		2,200	2,286
4.625% due 06/15/2030		300	336

Marriott Ownership Resorts, Inc.
4.750% due 01/15/2028		150	152
6.125% due 09/15/2025		700	745
6.500% due 09/15/2026		385	403

Marvell Technology Group Ltd.
4.200% due 06/22/2023		331	354

Masco Corp.
4.500% due 05/15/2047		490	562

Matador Resources Co.
5.875% due 09/15/2026		210	205

Mattel, Inc.
3.375% due 04/01/2026		875	906
3.750% due 04/01/2029		725	731
5.875% due 12/15/2027		400	440

MEG Energy Corp.
5.875% due 02/01/2029		475	477
7.125% due 02/01/2027		1,100	1,154

Melco Resorts Finance Ltd.
4.875% due 06/06/2025		700	721
5.250% due 04/26/2026		1,700	1,774
5.375% due 12/04/2029		5,900	6,282
5.625% due 07/17/2027		1,630	1,704

Memorial Sloan-Kettering Cancer Center
2.955% due 01/01/2050		300	289

Mercer International, Inc.
5.125% due 02/01/2029		1,500	1,556

MGM China Holdings Ltd.
4.750% due 02/01/2027		1,300	1,321
5.250% due 06/18/2025		300	313
5.375% due 05/15/2024		1,650	1,706
5.875% due 05/15/2026		1,800	1,892

MGM Resorts International
5.500% due 04/15/2027		1,110	1,195
7.750% due 03/15/2022		300	317

Mitchells & Butlers Finance PLC
6.469% due 09/15/2032	GBP	1,700	2,629

MMK International Capital DAC
4.375% due 06/13/2024		$3,300	3,538

MPLX LP
3.500% due 12/01/2022		200	209
4.250% due 12/01/2027		100	113

MSCI, Inc.
3.625% due 09/01/2030		200	204
4.000% due 11/15/2029		1,590	1,638

MTS Systems Corp.
5.750% due 08/15/2027		420	458

Murphy Oil USA, Inc.
3.750% due 02/15/2031		800	788

National Fuel Gas Co.
2.950% due 03/01/2031		775	747

NCL Corp. Ltd.
3.625% due 12/15/2024		1,950	1,844
10.250% due 02/01/2026		910	1,070

NCR Corp.
5.000% due 10/01/2028		3,500	3,542
5.250% due 10/01/2030		1,050	1,065

NESCO Holdings, Inc.
5.500% due 04/15/2029 (b)		1,400	1,438

Netflix, Inc.
3.625% due 05/15/2027	EUR	4,550	6,119
3.625% due 06/15/2030		1,000	1,375
3.875% due 11/15/2029		2,000	2,801
4.875% due 06/15/2030		$880	1,014
5.375% due 11/15/2029		780	923
5.500% due 02/15/2022		300	313
5.875% due 11/15/2028		4,400	5,328

New Albertson’s LP
6.570% due 02/23/2028		800	842

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Newell Brands, Inc.
4.875% due 06/01/2025		$480	$530

Nexstar Broadcasting, Inc.
5.625% due 07/15/2027		450	472

Nidda Healthcare Holding GmbH
3.500% due 09/30/2024	EUR	1,000	1,181

Nielsen Co. Luxembourg SARL
5.000% due 02/01/2025		$68	70

Nielsen Finance LLC
5.625% due 10/01/2028		2,600	2,738
5.875% due 10/01/2030		1,620	1,759

Nissan Motor Co. Ltd.
3.201% due 09/17/2028	EUR	1,500	1,966
4.345% due 09/17/2027		$1,000	1,088
4.810% due 09/17/2030		2,780	3,052

Nokia OYJ
4.375% due 06/12/2027		240	255

Norbord, Inc.
5.750% due 07/15/2027		160	171

Northriver Midstream Finance LP
5.625% due 02/15/2026		2,350	2,447

NortonLifeLock, Inc.
5.000% due 04/15/2025		185	188

Nouryon Holding BV
6.500% due 10/01/2026	EUR	1,500	1,852
8.000% due 10/01/2026		$1,000	1,066

NuStar Logistics LP
5.750% due 10/01/2025		1,800	1,930
6.375% due 10/01/2030		1,290	1,397

Nutrition & Biosciences, Inc.
2.300% due 11/01/2030		2,000	1,940
3.468% due 12/01/2050		1,320	1,296

NVR, Inc.
3.000% due 05/15/2030		940	965

NXP BV
3.150% due 05/01/2027		200	213
3.875% due 06/18/2026		1,400	1,543
4.625% due 06/01/2023		1,800	1,951

Occidental Petroleum Corp.
1.644% (US0003M + 1.450%) due 08/15/2022 ~		1,717	1,699
2.900% due 08/15/2024		8,129	8,050
3.200% due 08/15/2026		100	96
3.500% due 08/15/2029		113	106
4.400% due 08/15/2049		100	84
5.500% due 12/01/2025 (j)		4,325	4,580
5.875% due 09/01/2025		2,500	2,676
6.375% due 09/01/2028		3,600	3,958
6.625% due 09/01/2030		420	473
8.000% due 07/15/2025		3,450	3,967
8.875% due 07/15/2030		2,420	3,055

Odebrecht Oil & Gas Finance Ltd.
0.000% due 04/26/2021 (f)(h)		3,197	21

ON Semiconductor Corp.
3.875% due 09/01/2028		1,820	1,874

Open Text Holdings, Inc.
4.125% due 02/15/2030		160	162

Oracle Corp.
3.600% due 04/01/2040		2,110	2,123
3.600% due 04/01/2050		4,700	4,560
3.800% due 11/15/2037		600	624
3.850% due 04/01/2060		4,700	4,621
3.950% due 03/25/2051 (j)		1,000	1,033
4.000% due 11/15/2047		3,000	3,106

Ortho-Clinical Diagnostics, Inc.
7.250% due 02/01/2028		450	494
7.375% due 06/01/2025		78	84

Outfront Media Capital LLC
4.250% due 01/15/2029		950	916
4.625% due 03/15/2030		80	77
5.000% due 08/15/2027		460	465

Owens & Minor, Inc.
4.500% due 03/31/2029		165	166

Panasonic Corp.
2.536% due 07/19/2022		800	819

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Patterson-UTI Energy, Inc.
3.950% due 02/01/2028		$100	$94

Pelabuhan Indonesia Persero PT
4.500% due 05/02/2023		1,300	1,378

Pelabuhan Indonesia PT
5.375% due 05/05/2045		2,000	2,340

PennyMac Financial Services, Inc.
5.375% due 10/15/2025		2,760	2,864

Penske Truck Leasing Co. LP
2.700% due 11/01/2024		110	116
3.350% due 11/01/2029		100	104
3.450% due 07/01/2024		1,610	1,736

Performance Food Group, Inc.
5.500% due 10/15/2027		450	471
6.875% due 05/01/2025		800	855

Perrigo Finance Unlimited Co.
3.150% due 06/15/2030		600	590

Pertamina Persero PT
4.150% due 02/25/2060		1,000	945
4.175% due 01/21/2050		1,500	1,455
4.700% due 07/30/2049		3,000	3,127
5.625% due 05/20/2043		3,500	3,972
6.500% due 05/27/2041		3,000	3,734
6.500% due 11/07/2048		3,500	4,497

Petroleos de Venezuela S.A.
5.375% due 04/12/2027 ^(d)		11,221	530
5.500% due 04/12/2037 ^(d)		47,485	2,284

Petroleos Mexicanos
5.950% due 01/28/2031		1,000	962
6.350% due 02/12/2048		4,393	3,628
6.375% due 01/23/2045		2,300	1,916
6.490% due 01/23/2027		1,660	1,737
6.500% due 03/13/2027		4,950	5,181
6.625% due 06/15/2035		6,010	5,727
6.625% due 06/15/2038		6,400	5,818
6.750% due 09/21/2047		12,901	10,995
6.840% due 01/23/2030		2,750	2,796
6.950% due 01/28/2060		8,556	7,355
7.690% due 01/23/2050		23,620	21,896

Petronas Capital Ltd.
4.550% due 04/21/2050		3,900	4,634

PetSmart, Inc.
4.750% due 02/15/2028		1,950	1,997
7.750% due 02/15/2029		775	840

Picasso Finance Sub, Inc.
6.125% due 06/15/2025		576	613

Pilgrim’s Pride Corp.
5.875% due 09/30/2027		400	429

PM General Purchaser LLC
9.500% due 10/01/2028		1,200	1,282

Post Holdings, Inc.
4.500% due 09/15/2031		2,225	2,203
4.625% due 04/15/2030		2,850	2,861
5.625% due 01/15/2028		200	211

Presidio Holdings, Inc.
4.875% due 02/01/2027		1,785	1,833
8.250% due 02/01/2028		460	502

Prestige Brands, Inc.
3.750% due 04/01/2031		850	813
5.125% due 01/15/2028		100	105

Prime Healthcare Services, Inc.
7.250% due 11/01/2025		1,675	1,790

Prime Security Services Borrower LLC
3.375% due 08/31/2027		3,400	3,302
5.750% due 04/15/2026		790	856
6.250% due 01/15/2028		810	844

Prosus NV
1.539% due 08/03/2028	EUR	1,500	1,808
2.031% due 08/03/2032		1,100	1,324
3.680% due 01/21/2030		$1,200	1,240
3.832% due 02/08/2051		2,000	1,761
4.027% due 08/03/2050		900	820

PTC, Inc.
4.000% due 02/15/2028		200	203

60	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

March 31, 2021

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Qorvo, Inc.
3.375% due 04/01/2031		$3,125	$3,066
4.375% due 10/15/2029		500	535

QualityTech LP
3.875% due 10/01/2028		1,475	1,469

Quanta Services, Inc.
2.900% due 10/01/2030		975	990

Rackspace Technology Global, Inc.
5.375% due 12/01/2028 (k)		1,515	1,543

Radiate Holdco LLC
4.500% due 09/15/2026		4,000	4,055
6.500% due 09/15/2028		1,200	1,269

Ras Laffan Liquefied Natural Gas Co. Ltd.
5.838% due 09/30/2027		1,317	1,512
6.332% due 09/30/2027		500	578

Rattler Midstream LP
5.625% due 07/15/2025		650	680

Raytheon Technologies Corp.
3.650% due 08/16/2023		54	58

RCS & RDS S.A.
3.250% due 02/05/2028	EUR	700	825

Rede D’or Finance SARL
4.500% due 01/22/2030		$2,000	1,966

RELX Capital, Inc.
3.000% due 05/22/2030		500	519

ReNew Power Pvt Ltd.
5.875% due 03/05/2027		800	855

Resolute Forest Products, Inc.
4.875% due 03/01/2026		275	276

Reynolds Group Issuer, Inc.
4.000% due 10/15/2027		3,075	3,017

Rockies Express Pipeline LLC
3.600% due 05/15/2025		70	70
4.800% due 05/15/2030		1,430	1,415

Rolls-Royce PLC
4.625% due 02/16/2026	EUR	1,000	1,267
5.750% due 10/15/2027		$1,000	1,065

Royal Caribbean Cruises Ltd.
9.125% due 06/15/2023		300	331
11.500% due 06/01/2025		1,000	1,167

RP Escrow Issuer LLC
5.250% due 12/15/2025		925	960

S&P Global, Inc.
3.250% due 12/01/2049		700	718

Sabine Pass Liquefaction LLC
4.500% due 05/15/2030		2,000	2,248
5.625% due 03/01/2025		7,544	8,630
5.750% due 05/15/2024		3,400	3,838

Sabre GLBL, Inc.
7.375% due 09/01/2025		730	798

Sands China Ltd.
3.800% due 01/08/2026		1,000	1,067
4.600% due 08/08/2023		1,700	1,822
5.125% due 08/08/2025		2,100	2,353
5.400% due 08/08/2028		3,600	4,122

Sasol Financing USA LLC
4.375% due 09/18/2026		1,800	1,841
5.875% due 03/27/2024		5,300	5,634

Saudi Arabian Oil Co.
2.250% due 11/24/2030		800	767
3.250% due 11/24/2050		550	499
3.500% due 11/24/2070		2,000	1,779

Scientific Games International, Inc.
7.000% due 05/15/2028		50	54
7.250% due 11/15/2029		200	217
8.625% due 07/01/2025		1,190	1,295

Scripps Escrow, Inc.
3.875% due 01/15/2029		500	492
5.875% due 07/15/2027		300	311

Seagate HDD Cayman
3.125% due 07/15/2029		2,000	1,935
3.375% due 07/15/2031		2,250	2,166
4.125% due 01/15/2031		430	437

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Sensata Technologies BV
4.000% due 04/15/2029		$2,175	$2,218

Shift4 Payments LLC
4.625% due 11/01/2026		600	624

SIG Combibloc PurchaseCo SARL
1.875% due 06/18/2023	EUR	1,400	1,699
2.125% due 06/18/2025		1,300	1,606

Simmons Foods, Inc.
4.625% due 03/01/2029		$250	252

Sinclair Television Group, Inc.
4.125% due 12/01/2030		1,125	1,086

Sirius XM Radio, Inc.
3.875% due 08/01/2022		127	128
4.125% due 07/01/2030		2,740	2,747
4.625% due 07/15/2024		500	516

Smith & Nephew PLC
2.032% due 10/14/2030		1,700	1,602

Southern Co.
3.700% due 04/30/2030		3,200	3,463

Southwest Airlines Co.
5.125% due 06/15/2027		710	817

Spectrum Brands, Inc.
3.875% due 03/15/2031		350	343
5.500% due 07/15/2030		1,850	1,983

Speedway Motorsports LLC
4.875% due 11/01/2027		950	952

Spirit AeroSystems, Inc.
7.500% due 04/15/2025		2,400	2,586

Spirit Airlines Pass-Through Trust
3.650% due 08/15/2031		84	83
4.100% due 10/01/2029		177	177

Sprint Spectrum Co. LLC
3.360% due 03/20/2023		38	38
4.738% due 09/20/2029		1,200	1,289
5.152% due 09/20/2029		2,200	2,513

Standard Industries, Inc.
2.250% due 11/21/2026	EUR	3,710	4,427
3.375% due 01/15/2031		$4,810	4,563
4.375% due 07/15/2030		800	808
4.750% due 01/15/2028		1,200	1,245
5.000% due 02/15/2027		470	491

Staples, Inc.
7.500% due 04/15/2026		1,931	2,040

Station Casinos LLC
4.500% due 02/15/2028		1,220	1,218

Stericycle, Inc.
3.875% due 01/15/2029		1,425	1,409

Stevens Holding Co., Inc.
6.125% due 10/01/2026		240	258

Stryker Corp.
2.900% due 06/15/2050		600	568

Sunoco Logistics Partners Operations LP
5.950% due 12/01/2025		40	47

Sunoco LP
4.500% due 05/15/2029		1,875	1,871

Superior Plus LP
4.500% due 03/15/2029		800	810

Switch Ltd.
3.750% due 09/15/2028		1,960	1,934

Syneos Health, Inc.
3.625% due 01/15/2029		1,050	1,023

T-Mobile USA, Inc.
1.500% due 02/15/2026		700	694
2.050% due 02/15/2028		2,300	2,258
2.250% due 02/15/2026		1,300	1,311
2.550% due 02/15/2031		1,105	1,084
2.875% due 02/15/2031		2,050	1,984
3.000% due 02/15/2041		1,300	1,209
3.300% due 02/15/2051		1,000	936
3.500% due 04/15/2031		2,425	2,446
3.750% due 04/15/2027		760	832
3.875% due 04/15/2030		5,010	5,444
4.500% due 02/01/2026		100	102
4.750% due 02/01/2028		2,092	2,227
5.375% due 04/15/2027		945	1,004

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Takeda Pharmaceutical Co. Ltd.
2.050% due 03/31/2030		$1,000	$965
3.025% due 07/09/2040		300	291
3.175% due 07/09/2050		400	383
3.375% due 07/09/2060		1,000	963

Teck Resources Ltd.
3.900% due 07/15/2030		700	732

TEGNA, Inc.
4.625% due 03/15/2028		2,110	2,151
4.750% due 03/15/2026		1,000	1,062

Teleflex, Inc.
4.625% due 11/15/2027		200	212

Telesat Canada
4.875% due 06/01/2027		320	321
6.500% due 10/15/2027		350	351

Tencent Holdings Ltd.
2.985% due 01/19/2023		300	311
3.240% due 06/03/2050		1,200	1,108
3.290% due 06/03/2060		1,000	916
3.595% due 01/19/2028		1,000	1,073
3.925% due 01/19/2038		200	213

Tenet Healthcare Corp.
4.625% due 06/15/2028		1,560	1,601
6.125% due 10/01/2028		910	951

Tennessee Gas Pipeline Co. LLC
2.900% due 03/01/2030		2,000	1,994
7.000% due 10/15/2028		300	381

Teva Pharmaceutical Finance Netherlands BV
2.200% due 07/21/2021		809	809

Topaz Solar Farms LLC
5.750% due 09/30/2039		518	594

TopBuild Corp.
3.625% due 03/15/2029		225	223

TransDigm, Inc.
4.625% due 01/15/2029		375	370

Transocean Guardian Ltd.
5.875% due 01/15/2024		3,941	3,456

Transocean Pontus Ltd.
6.125% due 08/01/2025		5,119	4,847

Transocean, Inc.
7.250% due 11/01/2025		470	303
8.000% due 02/01/2027		891	528

Transurban Finance Co. Pty. Ltd.
2.450% due 03/16/2031		800	779

Travel + Leisure Co.
4.625% due 03/01/2030		800	831
5.650% due 04/01/2024		9,291	10,079
6.000% due 04/01/2027		188	209

TreeHouse Foods, Inc.
4.000% due 09/01/2028		1,400	1,413

TripAdvisor, Inc.
7.000% due 07/15/2025		860	932

Triumph Group, Inc.
8.875% due 06/01/2024		2,730	3,077

Trivium Packaging Finance BV
3.750% due 08/15/2026	EUR	800	964
5.500% due 08/15/2026		$1,000	1,051
8.500% due 08/15/2027		500	543

Turkish Airlines Pass-Through Trust
4.200% due 09/15/2028		255	231

Twilio, Inc.
3.625% due 03/15/2029		1,800	1,827
3.875% due 03/15/2031		375	384

U.S. Airways Pass-Through Trust
3.950% due 05/15/2027		73	71

U.S. Foods, Inc.
4.750% due 02/15/2029		600	601
6.250% due 04/15/2025		200	215

U.S. Renal Care, Inc.
10.625% due 07/15/2027		2,142	2,360

United Airlines Class A Pass-Through Trust
2.900% due 11/01/2029		589	566

United Airlines Pass-Through Trust
2.700% due 11/01/2033		99	96

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2021	61

Schedule of Investments	PIMCO Diversified Income Fund	(Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.100% due 01/07/2030		$61	$63
3.500% due 09/01/2031		442	454
4.150% due 02/25/2033		834	893
5.875% due 04/15/2029		5,074	5,637

United Group BV
4.875% due 07/01/2024	EUR	400	478

UnitedHealth Group, Inc.
2.900% due 05/15/2050		$500	480
3.125% due 05/15/2060		270	266

Univision Communications, Inc.
5.125% due 02/15/2025		2,000	2,029
6.625% due 06/01/2027		4,170	4,461
9.500% due 05/01/2025		700	770

Urban One, Inc.
7.375% due 02/01/2028		300	311

Vail Resorts, Inc.
6.250% due 05/15/2025		300	320

Vale Overseas Ltd.
3.750% due 07/08/2030		1,360	1,422
6.875% due 11/10/2039		480	642

Valvoline, Inc.
3.625% due 06/15/2031		1,375	1,332

Verisure Holding AB
3.250% due 02/15/2027	EUR	2,000	2,368

Veritas US, Inc.
7.500% due 09/01/2025		$1,040	1,081

Vertical U.S. Newco, Inc.
5.250% due 07/15/2027		1,500	1,573

ViaSat, Inc.
5.625% due 09/15/2025		500	509
5.625% due 04/15/2027		380	399
6.500% due 07/15/2028		1,530	1,614

Viking Cruises Ltd.
7.000% due 02/15/2029		1,200	1,239
13.000% due 05/15/2025		1,930	2,273

Viking Ocean Cruises Ship Ltd.
5.625% due 02/15/2029		400	405

Vine Energy Holdings LLC
6.750% due 04/15/2029 (b)		775	775

Viper Energy Partners LP
5.375% due 11/01/2027		260	271

Virgin Media Finance PLC
3.750% due 07/15/2030	EUR	550	648
5.000% due 07/15/2030		$2,700	2,700

Virgin Media Secured Finance PLC
4.250% due 01/15/2030	GBP	6,800	9,414
5.000% due 04/15/2027		2,900	4,196
5.250% due 05/15/2029		100	148
5.500% due 05/15/2029		$4,735	5,033

Virgin Media Vendor Financing Notes DAC
4.875% due 07/15/2028	GBP	3,100	4,421

Vmed O2 UK Financing PLC
3.250% due 01/31/2031	EUR	2,900	3,431
4.250% due 01/31/2031		$3,550	3,460

VMware, Inc.
3.900% due 08/21/2027		280	306

VOC Escrow Ltd.
5.000% due 02/15/2028		721	714

Volkswagen Group of America Finance LLC
2.500% due 09/24/2021		1,000	1,011
4.000% due 11/12/2021		200	204

Walt Disney Co.
3.600% due 01/13/2051		250	267
3.800% due 05/13/2060		1,000	1,103

WESCO Distribution, Inc.
7.125% due 06/15/2025		2,160	2,365
7.250% due 06/15/2028		3,400	3,801

Western Digital Corp.
4.750% due 02/15/2026		1,950	2,152

Western Midstream Operating LP
4.350% due 02/01/2025		200	207
5.300% due 02/01/2030		2,240	2,435

Westinghouse Air Brake Technologies Corp.
4.950% due 09/15/2028		100	114

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

White Cap Buyer LLC
6.875% due 10/15/2028	$875	$931

White Cap Parent LLC (8.250% Cash or 9.000% PIK)
8.250% due 03/15/2026 (c)	675	705

Williams Scotsman International, Inc.
4.625% due 08/15/2028	1,700	1,735

Windstream Escrow LLC
7.750% due 08/15/2028	1,000	1,020

WMG Acquisition Corp.
3.000% due 02/15/2031	1,280	1,220
3.875% due 07/15/2030	860	870

WPX Energy, Inc.
4.500% due 01/15/2030	345	372
5.750% due 06/01/2026	450	472
5.875% due 06/15/2028	182	201

WR Grace & Co-Conn
4.875% due 06/15/2027	3,810	3,949

WRKCo, Inc.
3.750% due 03/15/2025	372	406
3.900% due 06/01/2028	1,110	1,222
4.000% due 03/15/2028	464	515
4.200% due 06/01/2032	100	112

Wyndham Hotels & Resorts, Inc.
4.375% due 08/15/2028	2,760	2,797

Wynn Las Vegas LLC
5.250% due 05/15/2027	100	105
5.500% due 03/01/2025	1,225	1,296

Wynn Macau Ltd.
5.500% due 01/15/2026	2,420	2,529
5.500% due 10/01/2027	400	418
5.625% due 08/26/2028	2,025	2,121

Wynn Resorts Finance LLC
5.125% due 10/01/2029	1,020	1,045

Yara International ASA
3.148% due 06/04/2030	290	299
4.750% due 06/01/2028	970	1,106

Yellowstone Energy LP
5.750% due 12/31/2026 «	2,294	2,541

Yum! Brands, Inc.
3.625% due 03/15/2031	310	298
4.625% due 01/31/2032 (b)	2,800	2,861

Zayo Group Holdings, Inc.
4.000% due 03/01/2027	3,370	3,315
6.125% due 03/01/2028	1,200	1,234

Ziggo Bond Co. BV
5.125% due 02/28/2030	600	614

Ziggo BV
4.875% due 01/15/2030	5,500	5,632

ZoomInfo Technologies LLC
3.875% due 02/01/2029	975	959

		1,300,437

UTILITIES 5.8%

Alabama Power Co.
1.450% due 09/15/2030	1,570	1,448

Ameren Illinois Co.
3.250% due 03/15/2050	300	302

AT&T, Inc.
2.250% due 02/01/2032	1,000	952
2.550% due 12/01/2033	547	520
2.750% due 06/01/2031	2,000	1,995
3.300% due 02/01/2052	870	785
3.500% due 06/01/2041	2,000	1,977
3.500% due 09/15/2053	2,526	2,339
3.500% due 02/01/2061	1,000	909
3.550% due 09/15/2055	10,091	9,252
3.650% due 06/01/2051	490	475
3.650% due 09/15/2059	6,552	6,001
3.800% due 12/01/2057	1,157	1,103
4.300% due 02/15/2030	1,600	1,803

Avangrid, Inc.
3.150% due 12/01/2024	300	323

Azure Power Solar Energy Pvt Ltd.
5.650% due 12/24/2024	200	212

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Blue Racer Midstream LLC
7.625% due 12/15/2025	$325	$351

Centrais Eletricas Brasileiras S.A.
3.625% due 02/04/2025	600	605
4.625% due 02/04/2030	1,700	1,703

Clearway Energy Operating LLC
3.750% due 02/15/2031	1,815	1,746
4.750% due 03/15/2028	420	437
5.000% due 09/15/2026	100	103

Cleveland Electric Illuminating Co.
4.550% due 11/15/2030	475	528

Crestwood Midstream Partners LP
6.000% due 02/01/2029	1,925	1,900

Duke Energy Carolinas LLC
3.700% due 12/01/2047	100	106

Duke Energy Florida LLC
1.750% due 06/15/2030	900	852

Duquesne Light Holdings, Inc.
2.532% due 10/01/2030	975	936

Edison International
3.125% due 11/15/2022	900	931
3.550% due 11/15/2024	400	430

Electricite de France S.A.
5.250% due 10/13/2055	300	360

Endeavor Energy Resources LP
5.500% due 01/30/2026	200	208
6.625% due 07/15/2025	1,360	1,456

Enel Finance International NV
2.650% due 09/10/2024	4,400	4,632
3.625% due 05/25/2027	4,000	4,333
6.000% due 10/07/2039	1,300	1,735

Entergy Corp.
2.950% due 09/01/2026	100	107

Entergy Texas, Inc.
1.750% due 03/15/2031	2,000	1,859

Eskom Holdings SOC Ltd.
6.350% due 08/10/2028	3,800	4,026
6.750% due 08/06/2023	1,000	1,036

Eversource Energy
1.650% due 08/15/2030	850	789

Exelon Corp.
4.050% due 04/15/2030	580	647
4.700% due 04/15/2050	200	240

FEL Energy SARL
5.750% due 12/01/2040	5,300	5,447

FirstEnergy Corp.
2.250% due 09/01/2030	280	260

FirstEnergy Transmission LLC
2.866% due 09/15/2028	2,000	2,020

Frontier Communications Corp.
5.000% due 05/01/2028	1,550	1,581
5.875% due 10/15/2027 (k)	2,725	2,894
6.750% due 05/01/2029	1,550	1,638

Gazprom Neft OAO Via GPN Capital S.A.
4.375% due 09/19/2022	11,500	11,965
6.000% due 11/27/2023	400	441

Gazprom OAO Via Gaz Capital S.A.
5.150% due 02/11/2026	3,000	3,291

Gazprom PJSC via Gaz Finance PLC
2.950% due 01/27/2029	4,800	4,568
3.250% due 02/25/2030	7,230	6,930

Genesis Energy LP
8.000% due 01/15/2027	1,525	1,547

India Green Energy Holdings
5.375% due 04/29/2024	1,200	1,248

IPALCO Enterprises, Inc.
3.700% due 09/01/2024	780	844
4.250% due 05/01/2030	200	219

Kentucky Utilities Co.
3.300% due 06/01/2050	100	98

Lumen Technologies, Inc.
4.000% due 02/15/2027	580	593

Narragansett Electric Co.
3.395% due 04/09/2030	600	639

62	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

March 31, 2021

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

NextEra Energy Capital Holdings, Inc.
2.200% due 12/02/2026	AUD	6,900	$5,249

NGPL PipeCo LLC
4.875% due 08/15/2027		$1,602	1,792
7.768% due 12/15/2037		439	584

NiSource, Inc.
3.600% due 05/01/2030		800	868

Odebrecht Drilling Norbe Ltd.
6.350% due 12/01/2021 ^		355	351

ONEOK, Inc.
6.350% due 01/15/2031		1,000	1,258
7.500% due 09/01/2023		1,498	1,709

Pacific Gas & Electric Co.
1.573% (US0003M + 1.375%) due 11/15/2021 ~		5,000	5,010
1.750% due 06/16/2022		1,700	1,703
2.100% due 08/01/2027		300	294
2.500% due 02/01/2031		1,400	1,322
2.950% due 03/01/2026		400	413
3.150% due 01/01/2026		910	949
3.250% due 06/15/2023		300	313
3.250% due 06/01/2031		250	249
3.300% due 03/15/2027		700	731
3.300% due 12/01/2027		2,600	2,719
3.400% due 08/15/2024		600	636
3.450% due 07/01/2025		50	53
3.500% due 06/15/2025		1,100	1,167
3.500% due 08/01/2050		1,150	1,001
3.750% due 02/15/2024		890	947
3.750% due 07/01/2028		150	159
3.750% due 08/15/2042		100	92
3.950% due 12/01/2047		500	462
4.200% due 06/01/2041		400	399
4.250% due 08/01/2023		100	107
4.250% due 03/15/2046		100	96
4.300% due 03/15/2045		600	586
4.450% due 04/15/2042		500	495
4.500% due 07/01/2040		1,400	1,423
4.550% due 07/01/2030		541	587
4.600% due 06/15/2043		300	304
4.650% due 08/01/2028		600	661
4.950% due 07/01/2050		441	454

Pattern Energy Operations LP
4.500% due 08/15/2028		720	733

Pedernales Electric Cooperative, Inc.
5.952% due 11/15/2022		122	128

Petrobras Global Finance BV
5.093% due 01/15/2030		30,087	31,309
7.375% due 01/17/2027		700	832
8.750% due 05/23/2026		1,748	2,191

PLT Finance SARL
4.625% due 01/05/2026	EUR	1,000	1,223

PT Perusahaan Listrik Negara
3.000% due 06/30/2030		$5,000	4,931
4.000% due 06/30/2050		5,400	5,166
4.125% due 05/15/2027		400	431
4.375% due 02/05/2050		1,000	1,012
4.875% due 07/17/2049		3,000	3,181
6.150% due 05/21/2048		1,000	1,219
6.250% due 01/25/2049		2,000	2,487

Puget Energy, Inc.
4.100% due 06/15/2030		690	749

Rio Oil Finance Trust
8.200% due 04/06/2028		2,377	2,715
9.250% due 07/06/2024		9,337	10,387

San Diego Gas & Electric Co.
1.700% due 10/01/2030		1,900	1,787

Sinopec Group Overseas Development Ltd.
3.500% due 05/03/2026		8,400	9,136
3.625% due 04/12/2027		10,100	11,015

Southern California Edison Co.
2.850% due 08/01/2029		100	102
3.650% due 02/01/2050		1,400	1,387
3.700% due 08/01/2025		230	251
4.650% due 10/01/2043		800	910
4.875% due 03/01/2049		300	349
5.625% due 02/01/2036		1,000	1,248
6.650% due 04/01/2029		200	244

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Southern California Gas Co.
2.550% due 02/01/2030	$800	$805

Southern Gas Corridor CJSC
6.875% due 03/24/2026	8,280	9,813

Sprint Communications, Inc.
6.000% due 11/15/2022	900	964
11.500% due 11/15/2021	100	106

Sprint Corp.
7.125% due 06/15/2024	7,910	9,116
7.250% due 09/15/2021	2,870	2,946
7.625% due 02/15/2025	8,100	9,669
7.625% due 03/01/2026	3,700	4,537
7.875% due 09/15/2023	4,750	5,435

Systems Energy Resources, Inc.
2.140% due 12/09/2025	1,200	1,173

Talen Energy Supply LLC
6.625% due 01/15/2028	300	301
7.250% due 05/15/2027	1,320	1,352

Tallgrass Energy Partners LP
6.000% due 12/31/2030	2,775	2,747
7.500% due 10/01/2025	760	819

Targa Resources Partners LP
4.000% due 01/15/2032	775	730
4.875% due 02/01/2031	3,560	3,613
6.875% due 01/15/2029	380	419

Telecom Italia Capital S.A.
7.200% due 07/18/2036	100	126
7.721% due 06/04/2038	150	200

Verizon Communications, Inc.
2.550% due 03/21/2031	1,800	1,800
2.987% due 10/30/2056	3,400	3,008
3.550% due 03/22/2051	1,400	1,401
3.700% due 03/22/2061	150	149

Vodafone Group PLC
4.375% due 02/19/2043	2,500	2,788
4.875% due 06/19/2049	930	1,107
5.125% due 06/19/2059	700	853
5.250% due 05/30/2048	1,000	1,251
7.875% due 02/15/2030	300	423

VTR Comunicaciones SpA
5.125% due 01/15/2028	2,066	2,162

		308,754

Total Corporate Bonds & Notes (Cost $2,449,522)		2,510,206

CONVERTIBLE BONDS & NOTES 0.0%

UTILITIES 0.0%

Ensco Jersey Finance Ltd.
3.000% due 01/31/2024 ^(d)	8,140	1,709

Total Convertible Bonds & Notes (Cost $6,589)		1,709

MUNICIPAL BONDS & NOTES 0.1%

CALIFORNIA 0.0%

California State Public Works Board Revenue Notes, Series 2011
5.786% due 12/01/2021	56	58

ILLINOIS 0.0%

Chicago Transit Authority, Illinois Revenue Bonds, Series 2008
6.300% due 12/01/2021	35	36
6.899% due 12/01/2040	720	1,007

Chicago, Illinois General Obligation Bonds, Series 2008
5.630% due 01/01/2022	65	67

		1,110

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
TEXAS 0.1%

Texas Public Finance Authority Revenue Notes, Series 2014
8.250% due 07/01/2024	$2,025	$2,034

Total Municipal Bonds & Notes (Cost $3,164)		3,202

U.S. GOVERNMENT AGENCIES 5.3%

Fannie Mae
0.558% due 10/18/2030 •	1	1
4.541% due 09/25/2040 •(a)	605	79
5.691% due 09/25/2037 •(a)	701	119
6.500% due 06/25/2028	30	33
6.850% due 12/18/2027	16	18

Freddie Mac
0.606% due 09/15/2030 •	6	6
1.459% due 10/25/2044 •	40	41
1.579% due 02/25/2045 •	7	7
1.659% due 07/25/2044 •	67	68
2.375% due 05/01/2023 •	1	1
6.500% due 07/25/2043	5	6

Ginnie Mae
2.125% (H15T1Y + 1.500%) due 11/20/2023 ~	2	3
2.125% due 11/20/2026 - 11/20/2027 •	9	10
2.250% (H15T1Y + 1.500%) due 07/20/2026 ~	5	5
2.875% (H15T1Y + 1.500%) due 05/20/2026 ~	6	6
3.000% (H15T1Y + 1.500%) due 03/20/2026 ~	4	4
6.112% due 09/16/2042 ~	206	213

Small Business Administration
4.340% due 03/01/2024	9	10
5.080% due 11/01/2022	15	15
5.130% due 09/01/2023	1	1

Uniform Mortgage-Backed Security
3.000% due 02/01/2047	986	1,036
3.500% due 11/01/2045 - 10/01/2048	13,870	14,692
4.000% due 07/01/2048 - 10/01/2049	25,758	27,640
5.000% due 11/01/2035	31	36

Uniform Mortgage-Backed Security, TBA
2.000% due 06/01/2051	77,300	76,862
3.500% due 05/01/2051	118,000	124,697
4.000% due 04/01/2051	33,000	35,408

Total U.S. Government Agencies (Cost $279,711)		281,017

U.S. TREASURY OBLIGATIONS 12.9%

U.S. Treasury Bonds
1.625% due 11/15/2050	27,320	22,774
2.875% due 05/15/2043	12,532	13,714
2.875% due 05/15/2049	15,650	17,192
3.000% due 11/15/2044	16,600	18,514
3.000% due 05/15/2045	20,800	23,195
3.125% due 02/15/2042	30,600	34,891
3.125% due 02/15/2043	18,631	21,206
3.625% due 02/15/2044	20,600	25,334
3.750% due 11/15/2043	1,500	1,877

U.S. Treasury Notes
2.000% due 06/30/2024 (m)	42,600	44,767
2.000% due 08/15/2025	29,800	31,409
2.125% due 02/29/2024 (m)	17,100	17,989
2.125% due 07/31/2024	34,200	36,106
2.125% due 09/30/2024	22,400	23,667
2.250% due 11/15/2024 (m)	16,300	17,302
2.250% due 12/31/2024 (m)	87,000	92,453
2.625% due 12/31/2023	31,000	32,982
2.875% due 10/31/2023 (m)	34,900	37,249
2.875% due 08/15/2028	77,800	85,594
3.125% due 11/15/2028	74,900	83,781

Total U.S. Treasury Obligations (Cost $664,498)		681,996

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2021	63

Schedule of Investments	PIMCO Diversified Income Fund	(Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
NON-AGENCY MORTGAGE-BACKED SECURITIES 4.0%

Adjustable Rate Mortgage Trust
2.723% due 01/25/2036 ^~	$96	$93

American Home Mortgage Assets Trust
0.319% due 10/25/2046 •	542	369
0.489% due 05/25/2046 ^•	192	172

American Home Mortgage Investment Trust
1.951% due 12/25/2035 •	499	270
6.000% due 03/25/2047 þ	2,596	2,405

BAMLL Commercial Mortgage Securities Trust
1.156% due 04/15/2036 •	3,600	3,593

Banc of America Funding Trust
2.371% due 03/20/2036 ~	26	26
2.949% due 09/20/2035 ^~	47	45
5.500% due 01/25/2036	151	138
6.000% due 07/25/2037 ^	278	270
6.000% due 08/25/2037 ^	93	89

Banc of America Mortgage Trust
2.687% due 02/25/2036 ^~	15	14
2.954% due 11/20/2046 ^~	900	861
3.299% due 06/25/2035 ~	97	92
6.000% due 10/25/2036 ^	117	116

Barclays Commercial Mortgage Securities Trust
4.314% due 12/15/2051	600	686

Bear Stearns Adjustable Rate Mortgage Trust
2.323% due 01/25/2034 ~	1	1
2.519% due 02/25/2033 ~	2	2
2.641% due 01/25/2035 ~	272	277
2.756% due 01/25/2035 ~	10	10
2.772% due 01/25/2034 ~	6	6
2.826% due 02/25/2033 ~	2	2
3.056% due 02/25/2036 ^~	301	299
3.220% due 08/25/2035 ^~	477	474

Bear Stearns ALT-A Trust
0.449% due 08/25/2036 ^•	686	656
2.762% due 05/25/2035 ~	96	99
3.033% due 09/25/2035 ^~	438	349
3.190% due 08/25/2036 ^~	364	316
3.215% due 11/25/2036 ~	137	106
3.256% due 11/25/2036 ^~	2,702	1,856
3.343% due 03/25/2036 ^~	219	191
3.393% due 11/25/2036 ^~	134	93

Chase Mortgage Finance Trust
5.500% due 11/25/2035	379	357
5.500% due 07/25/2037 ^	1,137	364

Chevy Chase Funding LLC Mortgage-Backed Certificates
0.328% due 10/25/2046 •	2,570	2,704
0.790% due 01/25/2036 •	103	100

CIM Trust
3.015% due 06/25/2057 ~	1,389	1,391

Citigroup Commercial Mortgage Trust
2.056% due 02/15/2039 •	4,004	4,100
3.209% due 05/10/2049	1,100	1,185

Citigroup Global Markets Mortgage Securities, Inc.
0.609% due 05/25/2032 •	8	8

Citigroup Mortgage Loan Trust
2.400% due 03/25/2034 ~	12	13
2.480% due 10/25/2035 ^•	182	190
2.529% due 04/25/2037 ^~	245	219
2.530% due 10/25/2035 •	113	115
2.570% due 05/25/2035 •	14	15
3.056% due 08/25/2035 ^~	26	22
3.313% due 09/25/2037 ^~	318	314
4.002% due 09/25/2037 ^~	151	157

Citigroup Mortgage Loan Trust, Inc.
3.069% due 05/25/2035 ~	199	206

CitiMortgage Alternative Loan Trust
6.000% due 06/25/2037 ^	689	690

Commercial Mortgage Trust
4.219% due 07/10/2045 ~	700	749
4.228% due 05/10/2051	1,000	1,132

Countrywide Alternative Loan Trust
0.306% due 12/20/2046 ^•	1,069	933
0.321% due 07/20/2046 ^•	453	362
0.349% due 06/25/2036 •	2,562	2,573

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.391% due 09/20/2046 •		$407	$275
0.469% due 04/25/2046 •		7,939	7,818
0.509% due 02/25/2036 •		5,655	5,330
0.771% due 11/20/2035 •		3,122	2,971
1.259% due 12/25/2035 •		96	90
2.683% due 10/25/2035 ^~		16	14
3.038% due 02/25/2037 ^~		704	703
5.500% due 11/25/2035 ^		640	503
5.500% due 12/25/2035 ^		492	418
5.500% due 01/25/2036		147	120
5.750% due 02/25/2035		402	381
5.750% due 03/25/2037 ^•		109	87
6.000% due 02/25/2037 ^		2,876	1,723
6.250% due 11/25/2036 ^		950	838
6.250% due 12/25/2036 ^•		559	386
6.250% due 08/25/2037 ^		3,626	2,776

Countrywide Home Loan Mortgage Pass-Through Trust
0.569% due 05/25/2035 •		87	78
2.241% due 02/25/2034 ~		141	144
2.241% due 07/20/2034 ~		88	89
2.912% due 04/20/2035 ~		18	19
5.500% due 01/25/2035		283	288
5.500% due 09/25/2035 ^		141	143
5.500% due 12/25/2035 ^		270	219
6.000% due 05/25/2036 ^		163	119
6.000% due 01/25/2037 ^		3,436	2,581

Countrywide Home Loan Reperforming REMIC Trust
0.449% due 06/25/2035 •		79	75

Credit Suisse First Boston Mortgage Securities Corp.
3.214% due 06/25/2033 ~		85	85
6.000% due 01/25/2036 ^		513	396

Credit Suisse Mortgage Capital Trust
3.007% due 10/27/2059 ~		1,206	1,218

Deutsche ALT-A Securities, Inc. Mortgage Loan Trust
2.611% due 10/25/2035 ~		27	24
5.500% due 12/25/2035 ^		273	265

Deutsche ALT-B Securities, Inc. Mortgage Loan Trust
6.800% due 07/25/2036 ^þ		107	105

Dilosk RMBS DAC
0.210% due 12/20/2057 •	EUR	248	292

Dragon Finance BV
1.267% due 07/13/2023 •	GBP	2,696	3,639

EMF-NL Prime BV
0.248% due 04/17/2041 •	EUR	874	986

Eurosail PLC
0.000% due 09/10/2044 •		4,400	4,939
0.780% due 09/13/2045 •	GBP	6,685	9,024
1.030% due 06/13/2045 •		6,330	8,736

Finsbury Square PLC
1.059% due 12/16/2069 •		87	121

First Horizon Mortgage Pass-Through Trust
2.677% due 02/25/2036 ~		$74	69
5.750% due 05/25/2037 ^		574	368

GMAC Mortgage Corp. Loan Trust
3.042% due 11/19/2035 ~		56	55
3.126% due 04/19/2036 ^~		40	36

GreenPoint Mortgage Funding Trust
0.649% due 11/25/2045 •		39	36

GreenPoint Mortgage Funding Trust Pass-Through Certificates
2.684% due 10/25/2033 ~		86	88

GSR Mortgage Loan Trust
2.841% due 09/25/2035 ~		11	11
2.876% due 06/25/2034 ~		20	20
3.018% due 01/25/2036 ^~		57	58
3.049% due 05/25/2035 ~		216	213
3.062% due 11/25/2035 ^~		69	52
3.211% due 11/25/2035 ~		266	269
3.512% due 05/25/2034 ~		124	122
6.000% due 02/25/2036 ^		1,327	925
6.000% due 03/25/2037 ^		249	194
6.000% due 05/25/2037 ^		76	69

HarborView Mortgage Loan Trust
0.300% due 09/19/2037 •		428	417
0.300% due 01/19/2038 •		583	560
0.315% due 12/19/2036 •		2,526	2,363
3.321% due 06/19/2036 ^~		137	89

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Hawksmoor Mortgages
1.100% due 05/25/2053 •	GBP	10,898	$15,081

HomeBanc Mortgage Trust
0.629% due 01/25/2036 •		$179	176
2.898% due 04/25/2037 ^~		1	1

HPLY Trust
1.106% due 11/15/2036 •		814	814

IndyMac Mortgage Loan Trust
0.379% due 06/25/2037 ^•		103	126
0.589% due 07/25/2035 •		34	33
3.024% due 07/25/2037 ~		115	94
3.218% due 08/25/2036 ~		61	46
3.501% due 06/25/2036 ~		280	276

JP Morgan Alternative Loan Trust
0.389% due 03/25/2037 •		674	692

JP Morgan Mortgage Trust
2.509% due 07/25/2035 ~		24	25
2.785% due 04/25/2036 ^~		228	209
2.908% due 04/25/2035 ~		285	291
3.051% due 07/27/2037 ~		854	842
3.155% due 07/25/2035 ~		23	24
3.163% due 08/25/2035 ^~		209	198
3.289% due 06/25/2037 ^~		1,101	919
3.297% due 06/25/2036 ^~		61	53
5.750% due 01/25/2036 ^		226	155

Lehman XS Trust
0.289% due 07/25/2037 ^•		428	411
0.360% due 03/25/2047		7	12

MASTR Adjustable Rate Mortgages Trust
0.589% due 05/25/2037 •		108	64
0.729% due 09/25/2037 •		4,172	4,110
0.789% due 05/25/2047 ^•		306	359
0.999% due 01/25/2047 ^•		506	961
2.340% due 11/25/2033 ~		13	13
2.408% due 08/25/2034 ~		10	11

MASTR Alternative Loan Trust
0.509% due 03/25/2036 ^•		506	29

Merrill Lynch Alternative Note Asset Trust
3.101% due 06/25/2037 ^~		123	94

Merrill Lynch Mortgage Investors Trust
0.529% due 02/25/2036 •		802	811
2.649% due 11/25/2035 •		58	59
2.846% due 12/25/2035 ~		362	311
3.432% due 05/25/2034 ~		105	106

Mill City Mortgage Loan Trust
2.750% due 07/25/2059 ~		7,585	7,839
2.750% due 08/25/2059 ~		1,635	1,694

Morgan Stanley Mortgage Loan Trust
2.388% due 07/25/2035 ^~		104	101
3.064% due 11/25/2037 ~		774	672
6.000% due 10/25/2037 ^		4,249	3,243

MortgageIT Securities Corp. Mortgage Loan Trust
0.609% due 09/25/2037 •		5,231	4,793

New Residential Mortgage Loan Trust
2.750% due 07/25/2059 ~		6,193	6,465
2.750% due 11/25/2059 ~		6,570	6,858

Nomura Asset Acceptance Corp. Alternative Loan Trust
5.820% due 03/25/2047 þ		113	116

Opteum Mortgage Acceptance Corp. Asset-Backed Pass-Through Certificates
0.869% due 12/25/2035 •		653	657

Prime Mortgage Trust
0.609% due 02/25/2035 •		232	225

RBSGC Structured Trust
5.500% due 11/25/2035 ^~		1,756	1,703

RBSSP Resecuritization Trust
0.625% due 04/26/2037 •		68	68
6.500% due 10/26/2036 ~		1,310	1,281

Residential Accredit Loans, Inc. Trust
0.209% due 05/25/2037 •		321	309
0.339% due 05/25/2037 ^•		45	34
0.489% due 07/25/2036 •		142	147
0.509% due 12/25/2046 ^•		183	171
3.541% due 02/25/2035 ^~		68	58
4.962% due 02/25/2036 ^~		101	88
6.000% due 06/25/2036 ^		79	76

64	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

March 31, 2021

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
6.000% due 05/25/2037 ^		$67	$65
6.500% due 07/25/2036		314	306

Residential Asset Securitization Trust
0.509% due 01/25/2046 ^•		813	283
6.000% due 02/25/2036		351	221
6.250% due 09/25/2037 ^		1,928	1,136

Residential Funding Mortgage Securities, Inc. Trust
3.216% due 09/25/2035 ^~		159	122
3.861% due 02/25/2036 ^~		274	256
6.000% due 10/25/2036 ^		327	313

Stratton Mortgage Funding PLC
0.949% due 07/20/2060 •	GBP	2,450	3,376

Structured Adjustable Rate Mortgage Loan Trust
0.509% due 04/25/2047 •		$490	469
2.902% due 05/25/2036 ^~		551	509
2.968% due 01/25/2035 ~		198	202
2.990% due 09/25/2035 ~		952	930
3.157% due 03/25/2036 ^~		59	52
3.180% due 09/25/2036 ^~		1,117	996

Structured Asset Mortgage Investments Trust
0.549% due 05/25/2036 •		820	796
0.629% due 05/25/2046 ^•		10	6
0.770% due 09/19/2032 •		12	12

Structured Asset Securities Corp. Mortgage Pass-Through Certificates
2.353% due 06/25/2033 ~		43	42

Towd Point Mortgage Funding PLC
1.058% due 10/20/2051 •	GBP	2,195	3,045

Uropa Securities PLC
0.277% due 06/10/2059 •		7,811	10,466
0.427% due 06/10/2059 •		2,014	2,684
0.627% due 06/10/2059 •		1,575	2,109
0.827% due 06/10/2059 •		1,679	2,250

Verus Securitization Trust
3.889% due 03/25/2060 ~		$100	104

Wachovia Mortgage Loan Trust LLC
2.502% due 10/20/2035 ~		30	22
2.960% due 08/20/2035 ^~		206	208

WaMu Mortgage Pass-Through Certificates Trust
0.629% due 11/25/2045 •		636	627
0.649% due 12/25/2045 •		558	540
0.749% due 08/25/2045 •		395	392
0.959% due 02/25/2047 ^•		388	371
1.009% due 06/25/2047 ^•		43	12
1.139% due 10/25/2046 ^•		712	671
1.189% due 12/25/2046 •		192	184
1.259% due 08/25/2046 •		1,321	1,277
1.459% due 11/25/2042 •		1	1
1.659% due 06/25/2042 •		2	2
1.659% due 08/25/2042 •		2	2
1.707% due 02/27/2034 •		18	18
1.957% due 07/25/2046 •		655	643
1.957% due 10/25/2046 •		140	137
2.767% due 09/25/2033 ~		1,888	1,910
3.015% due 09/25/2036 ^~		232	227
3.173% due 12/25/2036 ^~		256	248
3.196% due 02/25/2037 ^~		1,855	1,834

Washington Mutual Mortgage Pass-Through Certificates Trust
0.349% due 01/25/2047 ^•		448	453
1.099% due 05/25/2047 ^•		23	2
4.181% due 09/25/2036 þ		18,037	7,624

Wells Fargo Commercial Mortgage Trust
2.725% due 02/15/2053		900	930
4.218% due 07/15/2046 ~		500	534

Wells Fargo Mortgage-Backed Securities Trust
2.772% due 11/25/2037 ^~		359	356
2.803% due 04/25/2036 ^~		27	26
2.835% due 09/25/2033 ~		24	24

Total Non-Agency Mortgage-Backed Securities (Cost $199,656)			209,936

ASSET-BACKED SECURITIES 4.5%

Aames Mortgage Investment Trust
1.414% due 06/25/2035 •		8,000	7,650

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

ACE Securities Corp. Home Equity Loan Trust
0.709% due 02/25/2036 •		$293	$292

Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates
0.784% due 01/25/2036 •		3,222	3,202

Argent Securities Trust
0.649% due 05/25/2036 •		626	244

Asset-Backed Funding Certificates Trust
0.269% due 01/25/2037 •		661	469
0.329% due 01/25/2037 •		2,829	2,025
0.709% due 10/25/2034 •		608	604

Bear Stearns Asset-Backed Securities Trust
0.509% due 09/25/2046 •		2,156	2,119
0.844% due 09/25/2035 •		843	841
0.909% due 10/27/2032 •		23	23
1.109% due 10/25/2037 •		120	120
1.159% due 08/25/2037 •		319	303
1.359% due 08/25/2037 •		610	614

Carrington Mortgage Loan Trust
0.904% due 09/25/2035 •		1,500	1,484
0.934% due 02/25/2035 •		4,108	4,095

Citigroup Mortgage Loan Trust
0.609% due 08/25/2036 •		2,227	2,191
7.250% due 05/25/2036 þ		182	129

Countrywide Asset-Backed Certificates
0.269% due 03/25/2037 •		2,959	2,937
0.279% due 06/25/2047 •		20	20
0.289% due 06/25/2047 •		200	200
0.329% due 09/25/2037 ^•		130	128
0.339% due 05/25/2037 •		2,400	2,288
0.369% due 11/25/2037 •		4,227	3,947
0.399% due 06/25/2037 •		5,000	4,869
0.399% due 11/25/2037 •		9,084	8,675
0.809% due 11/25/2036 •		937	811
4.497% due 10/25/2046 ^~		244	246
4.551% due 07/25/2036 ~		495	501
5.430% due 02/25/2033 ^~		112	106

Countrywide Asset-Backed Certificates Trust
0.269% due 09/25/2046 •		39	38
6.095% due 08/25/2035 þ		319	329

CSAB Mortgage-Backed Trust
6.172% due 06/25/2036 ^þ		279	105

Dryden Euro CLO BV
0.880% due 01/15/2030 •	EUR	2,100	2,463

Fieldstone Mortgage Investment Trust
0.438% due 11/25/2036 •		$1,066	783

First Franklin Mortgage Loan Trust
0.249% due 09/25/2036 •		31	31
0.589% due 10/25/2036 •		1,094	908
1.384% due 07/25/2034 •		272	273

First NLC Trust
0.249% due 08/25/2037 •		167	108
0.389% due 08/25/2037 •		112	73

GSAA Home Equity Trust
0.409% due 03/25/2037 •		222	127
0.449% due 09/25/2036 •		1,068	370
0.589% due 11/25/2036 •		13,894	6,948
0.709% due 05/25/2047 •		164	130

Home Equity Asset Trust
0.669% due 08/25/2036 •		566	560

Home Equity Mortgage Loan Asset-Backed Trust
0.249% due 11/25/2036 •		7,608	7,141
0.299% due 04/25/2037 •		3,903	2,983
0.349% due 11/25/2036 •		1,667	1,425
0.769% due 03/25/2036 •		6,000	5,750

JP Morgan Mortgage Acquisition Corp.
0.619% due 02/25/2036 ^•		8,874	8,801

JP Morgan Mortgage Acquisition Trust
0.409% due 07/25/2036 •		1,096	650

Long Beach Mortgage Loan Trust
0.869% due 08/25/2045 •		159	159

MASTR Asset-Backed Securities Trust
0.269% due 11/25/2036 •		9,021	6,743
0.934% due 10/25/2034 •		327	324

MASTR Specialized Loan Trust
0.859% due 11/25/2035 •		3,846	3,839

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Merrill Lynch Mortgage Investors Trust
0.179% due 04/25/2047 •		$1,230	$722
0.369% due 03/25/2037 •		1,443	1,339
0.429% due 03/25/2037 •		754	702

Monroe Capital BSL CLO Ltd.
1.302% due 05/22/2027 •		4,072	4,069

Morgan Stanley ABS Capital, Inc. Trust
0.199% due 01/25/2037 •		570	354
0.209% due 09/25/2036 •		1,645	794
0.249% due 10/25/2036 •		2,098	1,234
0.329% due 10/25/2036 •		1,271	755
1.684% due 09/25/2034 •		859	862

Morgan Stanley Home Equity Loan Trust
0.459% due 04/25/2037 •		192	131

Morgan Stanley Mortgage Loan Trust
0.469% due 04/25/2037 •		250	109
5.726% due 10/25/2036 ^þ		217	91

Nassau Ltd.
2.374% due 07/20/2029 •		1,700	1,707

New Century Home Equity Loan Trust
0.439% due 02/25/2036 •		342	341
0.994% due 05/25/2034 •		5,946	5,905

Option One Mortgage Loan Trust
0.249% due 03/25/2037 •		329	308
0.329% due 01/25/2037 •		439	312

Park Place Securities, Inc. Asset-Backed Pass-Through Certificates
1.069% due 03/25/2035 •		14,314	14,272

Pretium Mortgage Credit Partners LLC
3.179% due 06/27/2069 þ		784	786

Renaissance Home Equity Loan Trust
5.612% due 04/25/2037 þ		927	400

Residential Asset Securities Corp. Trust
1.204% due 03/25/2035 •		634	629

Saxon Asset Securities Trust
3.672% due 08/25/2035 þ		2	3

Securitized Asset-Backed Receivables LLC Trust
0.169% due 12/25/2036 ^•		192	65
0.319% due 11/25/2036 •		26,410	10,825
0.689% due 11/25/2035 •		121	120
0.689% due 12/25/2035 •		557	549

SG Mortgage Securities Trust
0.319% due 10/25/2036 •		2,000	1,622

SMB Private Education Loan Trust
0.409% due 09/15/2054 •		2,575	2,575
2.750% due 07/15/2027		2,290	2,322

SoFi Professional Loan Program LLC
1.209% due 10/27/2036 •		1,471	1,478

Soundview Home Loan Trust
0.259% due 06/25/2037 •		3,164	2,569
0.309% due 01/25/2037 •		10,469	10,328
0.369% due 02/25/2037 •		1,436	555

Specialty Underwriting & Residential Finance Trust
0.718% due 12/25/2036 •		524	516

START Ireland
4.089% due 03/15/2044		370	373

Structured Asset Investment Loan Trust
0.259% due 09/25/2036 •		411	403
0.429% due 05/25/2036 •		367	362
0.829% due 05/25/2035 •		391	392
0.909% due 07/25/2034 •		7,164	7,090
1.009% due 04/25/2035 •		11,000	10,759

Towd Point Mortgage Trust
1.109% due 10/25/2048 •		19,717	19,894
1.109% due 05/25/2058 •		993	1,002
2.900% due 10/25/2059 ~		18,954	19,830

Vendome Funding CLO DAC
1.860% due 07/20/2031 •	EUR	2,000	2,358

Venture CLO Ltd.
1.121% due 04/15/2027 •		$873	874

Total Asset-Backed Securities (Cost $226,642)			234,880

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2021	65

Schedule of Investments	PIMCO Diversified Income Fund	(Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SOVEREIGN ISSUES 15.9%

Albania Government International Bond
3.500% due 06/16/2027	EUR	1,900	$2,377

Angolan Government International Bond
8.000% due 11/26/2029		$4,600	4,329

Argentina Government International Bond
0.125% due 07/09/2030 þ		85,862	28,760
0.125% due 07/09/2035 þ		3,241	966
0.125% due 07/09/2041 þ		2,490	861
1.000% due 07/09/2029		2,318	838

Autonomous Community of Catalonia
4.900% due 09/15/2021	EUR	1,550	1,859

Brazil Government International Bond
2.875% due 06/06/2025		$1,000	1,011
4.750% due 01/14/2050		7,101	6,466
5.000% due 01/27/2045		1,800	1,718

Chile Government International Bond
1.250% due 01/29/2040	EUR	4,530	5,329
2.450% due 01/31/2031		$600	604

Colombia Government International Bond
4.500% due 01/28/2026		10,000	11,001

Costa Rica Government International Bond
6.125% due 02/19/2031		1,000	1,009

Dominican Republic International Bond
4.875% due 09/23/2032		3,550	3,630
5.300% due 01/21/2041		2,250	2,219
5.500% due 01/27/2025		7,000	7,700
5.875% due 01/30/2060		5,200	5,000
5.950% due 01/25/2027		1,800	2,030
6.000% due 07/19/2028		3,400	3,839
6.400% due 06/05/2049		3,700	3,886
6.500% due 02/15/2048		1,250	1,325
6.850% due 01/27/2045		7,700	8,537
6.875% due 01/29/2026		4,000	4,652
7.450% due 04/30/2044		800	945
10.250% due 01/11/2024	DOP	162,400	3,041
10.375% due 03/04/2022		10,400	189
10.500% due 04/07/2023		106,900	1,993
12.000% due 03/05/2032		44,700	977
16.950% due 02/04/2022		56,400	1,077

Ecuador Government International Bond
0.000% due 07/31/2030 (f)		$585	240
0.500% due 07/31/2030 þ		2,313	1,371
0.500% due 07/31/2035 þ		6,062	2,804
0.500% due 07/31/2040 þ		2,778	1,229

Egypt Government International Bond
4.750% due 04/11/2025	EUR	5,700	6,950
5.577% due 02/21/2023		$8,900	9,285
5.625% due 04/16/2030	EUR	7,150	8,362
6.375% due 04/11/2031		6,300	7,597
7.053% due 01/15/2032		$2,200	2,177
7.500% due 02/16/2061		4,000	3,629
7.600% due 03/01/2029		200	213
7.625% due 05/29/2032		2,000	2,053

El Salvador Government International Bond
7.125% due 01/20/2050		2,000	1,795

Emirate of Abu Dhabi Government International Bond
2.700% due 09/02/2070		8,000	6,788
3.125% due 09/30/2049		6,000	5,734
3.875% due 04/16/2050		7,000	7,624

Export-Import Bank of India
3.250% due 01/15/2030		5,000	4,980
3.875% due 03/12/2024		1,400	1,499

Fondo MIVIVIENDA S.A.
3.500% due 01/31/2023		200	209

Ghana Government International Bond
6.375% due 02/11/2027		900	872
7.875% due 03/26/2027		6,680	6,820
7.875% due 02/11/2035		2,000	1,866
8.125% due 03/26/2032		3,100	3,005
8.750% due 03/11/2061		1,500	1,395
8.950% due 03/26/2051		3,100	2,945

Guatemala Government International Bond
4.500% due 05/03/2026		4,000	4,321
4.900% due 06/01/2030		1,400	1,538
5.375% due 04/24/2032		700	796

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.750% due 06/06/2022		$15,500	$16,241
6.125% due 06/01/2050		3,200	3,720

Indonesia Government International Bond
1.100% due 03/12/2033	EUR	1,675	1,908
3.750% due 04/25/2022		$5,000	5,165
4.350% due 01/11/2048		200	218
4.750% due 01/08/2026		10,600	12,021
4.750% due 07/18/2047		1,000	1,131
5.250% due 01/17/2042		9,400	11,270
6.625% due 02/17/2037		14,500	19,344

Israel Government International Bond
3.375% due 01/15/2050		3,600	3,645
3.800% due 05/13/2060		1,300	1,397
4.125% due 01/17/2048		800	923

Ivory Coast Government International Bond
4.875% due 01/30/2032	EUR	4,600	5,273
5.250% due 03/22/2030		3,200	3,887
5.875% due 10/17/2031		2,000	2,482
6.625% due 03/22/2048		1,000	1,187

Jordan Government International Bond
5.850% due 07/07/2030		$5,100	5,207

Kazakhstan Government International Bond
1.550% due 11/09/2023	EUR	1,500	1,819
2.375% due 11/09/2028		3,200	4,164

Kenya Government International Bond
7.000% due 05/22/2027		$700	746
8.000% due 05/22/2032		2,800	2,981
8.250% due 02/28/2048		1,500	1,550

Kuwait International Government Bond
3.500% due 03/20/2027		14,915	16,489

Mexico Government International Bond
3.750% due 04/19/2071		900	783
3.771% due 05/24/2061		29,826	26,467
4.750% due 04/27/2032		1,600	1,786
4.750% due 03/08/2044		1,000	1,058
5.000% due 04/27/2051		2,000	2,175
5.750% due 10/12/2110		6,000	6,683
6.750% due 09/27/2034		400	513

Mongolia Government International Bond
5.625% due 05/01/2023		1,600	1,678

Nigeria Government International Bond
6.500% due 11/28/2027		6,900	7,136
7.143% due 02/23/2030		4,400	4,500
7.625% due 11/21/2025		6,800	7,680
7.875% due 02/16/2032		3,700	3,821

North Macedonia Government International Bond
3.675% due 06/03/2026	EUR	1,900	2,447

Oman Government International Bond
4.750% due 06/15/2026		$3,300	3,396
4.875% due 02/01/2025		2,000	2,089
5.375% due 03/08/2027		4,900	5,086
5.625% due 01/17/2028		5,000	5,181
6.000% due 08/01/2029		4,000	4,169
6.250% due 01/25/2031		2,400	2,515
6.750% due 10/28/2027		600	664
6.750% due 01/17/2048		7,300	6,989
7.000% due 01/25/2051		2,000	1,979

Panama Government International Bond
3.870% due 07/23/2060		700	694
6.700% due 01/26/2036		10,200	13,763
9.375% due 04/01/2029		2,100	3,078

Paraguay Government International Bond
4.950% due 04/28/2031		2,500	2,838
5.600% due 03/13/2048		2,200	2,511
6.100% due 08/11/2044		3,600	4,338

Peru Government International Bond
2.783% due 01/23/2031		2,175	2,183
5.625% due 11/18/2050		150	199
5.940% due 02/12/2029	PEN	25,250	7,659
6.350% due 08/12/2028		9,640	3,007
6.950% due 08/12/2031		21,180	6,562
8.200% due 08/12/2026		490	171
8.750% due 11/21/2033		$11,040	17,247

Perusahaan Penerbit SBSN Indonesia
2.300% due 06/23/2025		7,300	7,501
2.800% due 06/23/2030		1,300	1,304
3.800% due 06/23/2050		1,300	1,321

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Qatar Government International Bond
3.375% due 03/14/2024		$1,200	$1,289
4.000% due 03/14/2029		1,200	1,365
4.400% due 04/16/2050		6,300	7,328
4.500% due 04/23/2028		3,300	3,855
4.817% due 03/14/2049		4,200	5,156
5.103% due 04/23/2048		600	760

Romania Government International Bond
2.625% due 12/02/2040	EUR	3,700	4,306
3.375% due 01/28/2050		2,710	3,344
4.625% due 04/03/2049		4,620	6,685

Russia Government International Bond
4.750% due 05/27/2026		$2,000	2,244
4.875% due 09/16/2023		27,350	29,849
5.100% due 03/28/2035		8,200	9,465
5.250% due 06/23/2047		400	476
5.625% due 04/04/2042		4,000	4,909

Saudi Government International Bond
2.375% due 10/26/2021		4,480	4,530
2.500% due 02/03/2027		7,400	7,653
2.875% due 03/04/2023		3,000	3,122
3.450% due 02/02/2061		2,000	1,845
3.750% due 01/21/2055		3,100	3,046
4.500% due 10/26/2046		28,500	31,438
5.000% due 04/17/2049		300	356

Senegal Government International Bond
4.750% due 03/13/2028	EUR	700	836
6.250% due 05/23/2033		$1,700	1,701

Serbia Government International Bond
1.500% due 06/26/2029	EUR	4,400	5,179
1.650% due 03/03/2033		2,500	2,849
3.125% due 05/15/2027		2,900	3,773

South Africa Government International Bond
4.300% due 10/12/2028		$5,300	5,231
4.665% due 01/17/2024		12,100	12,839
4.850% due 09/30/2029		4,400	4,438
5.650% due 09/27/2047		3,260	3,010
5.750% due 09/30/2049		6,300	5,817
5.875% due 06/22/2030		1,100	1,180

Sri Lanka Government International Bond
5.750% due 04/18/2023		3,400	2,338
6.200% due 05/11/2027		800	494
7.850% due 03/14/2029		1,800	1,113

Turkey Government International Bond
4.250% due 03/13/2025		6,425	5,995
4.250% due 04/14/2026		8,300	7,561
5.125% due 02/17/2028		9,600	8,699
5.250% due 03/13/2030		3,000	2,672
5.600% due 11/14/2024		5,920	5,816
5.750% due 05/11/2047		4,100	3,342
5.875% due 06/26/2031		200	181
6.000% due 01/14/2041		8,500	7,225
6.125% due 10/24/2028		10,600	10,052
7.375% due 02/05/2025		6,200	6,416
7.625% due 04/26/2029		6,200	6,391

Ukraine Government International Bond
4.375% due 01/27/2030	EUR	10,300	11,093
6.750% due 06/20/2026		5,300	6,680
7.750% due 09/01/2021		$9,300	9,486
7.750% due 09/01/2022		19,500	20,588
7.750% due 09/01/2023		4,200	4,536
7.750% due 09/01/2026		4,600	5,001

Uruguay Government International Bond
4.375% due 01/23/2031		880	1,023
5.100% due 06/18/2050		7,540	9,373
7.625% due 03/21/2036		1,100	1,686

Venezuela Government International Bond
7.000% due 03/31/2038 ^(d)		2,700	279
8.250% due 10/13/2024 ^(d)		2,700	281

Vietnam Government International Bond
5.500% due 03/12/2028		4,443	4,477

Total Sovereign Issues (Cost $842,460)			834,876

66	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

March 31, 2021

	SHARES	MARKET VALUE (000S)
COMMON STOCKS 0.1%

COMMUNICATION SERVICES 0.0%

Clear Channel Outdoor Holdings, Inc. (e)	228,414	$411

iHeartMedia, Inc. ‘A’ (e)	52,704	957

iHeartMedia, Inc. ‘B’ «(e)	40,902	668

		2,036

CONSUMER DISCRETIONARY 0.0%

Caesars Entertainment, Inc. (e)	4,701	411

Urbi Desarrollos Urbanos S.A.B. de C.V. (e)	2,960	1

		412

FINANCIALS 0.0%

Hipotecaria Su Casita S.A. «	157,773	0

INDUSTRIALS 0.1%

McDermott International Ltd. (e)	14,432	11

Neiman Marcus Group Ltd. LLC «(j)	2,151	217

Noble Corp. «	21,327	378

Noble Corp. «(j)	137,505	2,436

Pacific Drilling SA «(j)	2,592	292

		3,334

Total Common Stocks (Cost $8,737)		5,782

RIGHTS 0.0%

INFORMATION TECHNOLOGY 0.0%

Windstream Holdings LLC «	50,061	945

Total Rights (Cost $455)		945

PREFERRED SECURITIES 1.9%

BANKING & FINANCE 1.1%

AGFC Capital Trust
1.991% (US0003M + 1.750%) due 01/15/2067 ~	900,000	511

	SHARES	MARKET VALUE (000S)

Banco Bilbao Vizcaya Argentaria S.A.
8.875% due 04/14/2021 •(h)(i)	5,600,000	$6,586

Bank of America Corp.
4.300% due 01/28/2025 •(h)	2,600,000	2,613

Bank of New York Mellon Corp.
4.700% due 09/20/2025 •(h)	490,000	532

Brighthouse Holdings LLC
6.500% due 07/27/2037 þ(h)	400,000	373

Charles Schwab Corp.
4.000% due 06/01/2026 •(h)	3,000,000	3,052
4.000% due 12/01/2030 •(h)	2,400,000	2,362
5.000% due 12/01/2027 •(h)	4,200,000	4,355
5.375% due 06/01/2025 •(h)	1,000,000	1,107

Citigroup, Inc.
4.000% due 12/10/2025 •(h)	325,000	329

Discover Financial Services
6.125% due 06/23/2025 •(h)	2,390,000	2,662

Dresdner Funding Trust
8.151% due 06/30/2031	870,000	1,233

Farm Credit Bank of Texas
5.700% due 09/15/2025 •(h)	3,600,000	3,938

Goldman Sachs Group, Inc.
4.950% due 02/10/2025 •(h)	670,000	711

JPMorgan Chase & Co.
4.000% due 04/01/2025 •(h)	3,380,000	3,349
4.600% due 02/01/2025 •(h)	3,200,000	3,240
5.000% due 08/01/2024 •(h)	2,430,000	2,514

Nationwide Building Society
10.250% ~	17,000	4,334

Stichting AK Rabobank Certificaten
6.500% due 12/29/2049 (h)	4,671,525	7,113

Truist Financial Corp.
4.950% due 09/01/2025 •(h)	2,540,000	2,759
5.100% due 03/01/2030 •(h)	1,640,000	1,792

Wells Fargo & Co.
3.900% due 03/15/2026 •(h)	2,600,000	2,627

		58,092

INDUSTRIALS 0.0%

General Electric Co.
3.514% due 06/15/2021 ~(h)	1,488,000	1,408

		SHARES	MARKET VALUE (000S)
UTILITIES 0.8%

AT&T Mobility LLC
7.000% due 10/20/2022 «(h)(j)		1,576,079	$42,018

Total Preferred Securities (Cost $98,261)			101,518

		PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 0.0%

ARGENTINA TREASURY BILLS 0.0%
17.883% due 09/13/2021 (f)(g)	ARS	72,705	513

Total Short-Term Instruments (Cost $510)			513

Total Investments in Securities (Cost $4,912,841)			5,000,202

		SHARES
INVESTMENTS IN AFFILIATES 9.4%

SHORT-TERM INSTRUMENTS 9.4%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 9.4%

PIMCO Short Asset Portfolio		3,193,780	32,046

PIMCO Short-Term Floating NAV Portfolio III		46,748,029	460,936

Total Short-Term Instruments (Cost $492,959)			492,982

Total Investments in Affiliates (Cost $492,959)			492,982

Total Investments 104.2% (Cost $5,405,800)			$5,493,184

Financial Derivative Instruments (l)(n) 0.4% (Cost or Premiums, net $39,194)			17,882

Other Assets and Liabilities, net (4.6)%			(240,806)

Net Assets 100.0%			$5,270,260

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
«	Security valued using significant unobservable inputs (Level 3).
µ

All or a portion of this amount represents unfunded loan commitments. The interest rate for the unfunded portion will be determined at the time of funding. See Note 4, Securities and Other Investments, in the Notes to Financial Statements for more information regarding unfunded loan commitments.

~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
(a)	Security is an Interest Only (“IO”) or IO Strip.
(b)	When-issued security.
(c)	Payment in-kind security.
(d)	Security is not accruing income as of the date of this report.
(e)	Security did not produce income within the last twelve months.
(f)	Zero coupon security.
(g)	Coupon represents a yield to maturity.
(h)	Perpetual maturity; date shown, if applicable, represents next contractual call date.
(i)	Contingent convertible security.

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2021	67

Schedule of Investments	PIMCO Diversified Income Fund	(Cont.)

(j)  RESTRICTED SECURITIES:

Issuer Description	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
AT&T Mobility LLC 7.000% due 10/20/2022	09/24/2020	$42,307	$42,018	0.80%
Citigroup, Inc. 2.572% due 06/03/2031	05/26/2020	4,400	4,400	0.08
Deutsche Bank AG 2.129% due 11/24/2026	11/17/2020	150	150	0.00
Deutsche Bank AG 3.729% due 01/14/2032	01/11/2021 - 01/28/2021	3,006	2,912	0.06
Ford Credit Canada Co. 2.710% due 02/23/2022	06/23/2020	1,327	1,472	0.03
Ford Credit Canada Co. 3.742% due 05/08/2023	06/03/2020	2,809	3,264	0.06
General Motors Co. 6.800% due 10/01/2027	05/07/2020	399	497	0.01
Neiman Marcus Group Ltd. LLC	09/25/2020	0	217	0.00
Noble Corp.	02/05/2021 - 02/08/2021	1,507	2,436	0.05
Occidental Petroleum Corp. 5.500% due 12/01/2025	12/08/2020	4,325	4,580	0.09
Oracle Corp. 3.950% due 03/25/2051	03/22/2021	998	1,033	0.02
Pacific Drilling SA	02/25/2021	272	292	0.00

		$61,500	$63,271	1.20%

BORROWINGS AND OTHER FINANCING TRANSACTIONS

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate(1)	Settlement Date	Maturity Date		Amount Borrowed(1)	Payable for Reverse Repurchase Agreements
BRC	0.150%	11/09/2020	TBD	(2)	$(8,842)	$(8,847)
JML	0.000	02/19/2021	04/15/2021		(2,337)	(2,337)
	0.000	03/25/2021	04/15/2021		(1,235)	(1,235)
	0.600	01/14/2021	04/07/2021		(1,077)	(1,078)

Total Reverse Repurchase Agreements						$(13,497)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of March 31, 2021:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(3)
Global/Master Repurchase Agreement
BRC	$0	$(8,847)	$0	$(8,847)	$9,795	$948
DEU	0	0	0	0	(31)	(31)
JML	0	(4,650)	0	(4,650)	5,766	1,116

Total Borrowings and Other Financing Transactions	$0	$(13,497)	$0

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
Corporate Bonds & Notes	$0	$(3,572)	$0	$(8,847)	$(12,419)
Sovereign Issues	0	(1,078)	0	0	(1,078)

Total Borrowings	$0	$(4,650)	$0	$(8,847)	$(13,497)

Payable for reverse repurchase agreements					$(13,497)

(k)	Securities with an aggregate market value of $16,326 have been pledged as collateral under the terms of the above master agreements as of March 31, 2021.

(1)

The average amount of borrowings outstanding during the period ended March 31, 2021 was $(167,851) at a weighted average interest rate of 0.585%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(2)	Open maturity reverse repurchase agreement.
(3)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

68	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

March 31, 2021

(l)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
Euro-Bobl June Futures	06/2021	322	$51,007	$11	$30	$(95)
Euro-BTP Italy Government Bond June Futures	06/2021	46	8,054	(2)	15	(25)
Euro-Bund 10-Year Bond June Futures	06/2021	516	103,644	623	170	(375)
U.S. Treasury Ultra Long-Term Bond June Futures	06/2021	20	3,624	(183)	0	(23)

Total Futures Contracts				$449	$215	$(518)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(1)

Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2021(2)	Notional Amount(3)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(4)	Variation Margin
										Asset	Liability
Atlantia SPA	1.000%	Quarterly	06/20/2025	1.603%	EUR	2,900	$(123)	$40	$(83)	$6	$0
Boeing Co.	1.000	Quarterly	12/20/2021	0.393	$	200	0	1	1	0	0
Boeing Co.	1.000	Quarterly	12/20/2022	0.607		600	0	4	4	0	0
Rolls-Royce PLC	1.000	Quarterly	06/20/2025	2.535	EUR	2,800	(452)	251	(201)	6	0

							$(575)	$296	$(279)	$12	$0

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(1)

Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(3)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(4)	Variation Margin
								Asset	Liability
CDX.EM-33 5-Year Index	1.000%	Quarterly	06/20/2025	$190	$(6)	$2	$(4)	$0	$0
CDX.EM-34 5-Year Index	1.000	Quarterly	12/20/2025	86,000	(3,616)	(543)	(4,159)	279	0
CDX.EM-35 5-Year Index	1.000	Quarterly	06/20/2026	63,500	(2,295)	(332)	(2,627)	182	0
CDX.HY-34 5-Year Index	5.000	Quarterly	06/20/2025	39,836	1,944	1,754	3,698	113	0
CDX.HY-35 5-Year Index	5.000	Quarterly	12/20/2025	228,400	20,606	436	21,042	889	0
CDX.HY-36 5-Year Index	5.000	Quarterly	06/20/2026	184,500	15,929	792	16,721	545	0
CDX.IG-35 5-Year Index	1.000	Quarterly	12/20/2025	217,900	5,008	261	5,269	244	0
CDX.IG-36 5-Year Index	1.000	Quarterly	06/20/2026	162,600	3,582	265	3,847	203	0

					$41,152	$2,635	$43,787	$2,455	$0

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Pay	6-Month AUD-BBR-BBSW	2.750%	Semi-Annual	06/17/2026	AUD	34,600	$3,287	$(644)	$2,643	$0	$(142)
Pay(5)	6-Month EUR-EURIBOR	0.500	Annual	06/16/2026	EUR	112,400	(244)	(1,108)	(1,352)	0	(103)
Pay(5)	6-Month EUR-EURIBOR	0.250	Annual	06/16/2031		38,400	(83)	(1,457)	(1,540)	0	(68)

							$2,960	$(3,209)	$(249)	$0	$(313)

Total Swap Agreements							$43,537	$(278)	$43,259	$2,467	$(313)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of March 31, 2021:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset(6)		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$215	$2,723	$2,938	$0	$(518)	$(313)	$(831)

(m)

Securities with an aggregate market value of $72,715 and cash of $2,538 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2021. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2021	69

Schedule of Investments	PIMCO Diversified Income Fund	(Cont.)

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.
(6)	Unsettled variation margin asset of $256 for closed swap agreements is outstanding at period end.

(n)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BOA	04/2021	AUD	723		$559	$10	$0
	04/2021	BRL	7,537		1,323	0	(16)
	04/2021	GBP	119,970		169,847	4,456	0
	04/2021		$1,362	BRL	7,537	0	(23)
	04/2021		783	RUB	59,919	8	0
	05/2021	BRL	7,537		$1,361	24	0
	05/2021	RUB	1,112		15	0	0
	06/2021		$455	RUB	34,323	0	(5)
	06/2021		791	ZAR	11,986	14	0

BPS	04/2021		1,308	GBP	941	0	(11)

CBK	04/2021	AUD	3,784		$2,931	57	0
	04/2021		$12,667	MXN	255,622	0	(172)
	05/2021	PEN	32,211		$8,944	340	0
	05/2021		$2,071	RUB	155,057	0	(31)
	06/2021		2,122		158,312	0	(49)

GLM	04/2021		5,558	AUD	7,287	0	(24)
	04/2021		2,453	RUB	185,044	3	(14)
	05/2021	AUD	7,287		$5,559	23	0
	05/2021	DOP	368,083		6,192	0	(239)
	05/2021	RUB	594		8	0	0
	06/2021	CNH	1,730		262	0	0

HUS	04/2021	DKK	1,335		218	8	0
	04/2021	GBP	2,195		3,048	22	0
	04/2021		$4,667	EUR	3,947	0	(39)
	05/2021	PEN	38,657		$10,513	188	0
	05/2021	RUB	611		8	0	0
	05/2021		$2,097	RUB	157,132	0	(30)
	06/2021	PEN	1,647		$451	11	0
	06/2021		$13,167	MXN	274,533	170	0
	06/2021		515	RUB	38,337	0	(13)
	06/2021		2,929	ZAR	45,199	105	0

JPM	06/2021		1,280		19,568	33	0

MYI	04/2021	AUD	2,780		$2,202	91	0
	06/2021	CNH	2,235		340	2	0

SCX	04/2021	BRL	7,537		1,397	58	0
	04/2021	EUR	221,602		269,200	9,328	0
	04/2021		$1,323	BRL	7,537	16	0
	04/2021		166,775	GBP	121,224	345	0
	05/2021	EUR	221,602		$260,598	574	0
	05/2021	GBP	121,224		166,791	0	(344)
	06/2021	IDR	1,972,692		135	1	0

UAG	04/2021		$844	RUB	64,297	5	0
	05/2021	CAD	3,017		$2,380	0	(21)

70	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

March 31, 2021

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
	05/2021	RUB	612		$8	$0	$0
	06/2021		$1,047	RUB	78,289	0	(21)

Total Forward Foreign Currency Contracts						$15,892	$(1,052)

WRITTEN OPTIONS:

CREDIT DEFAULT SWAPTIONS ON CREDIT INDICES

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
BOA	Call - OTC CDX.IG-35 5-Year Index	Buy	0.450%	04/21/2021	9,300	$(4)	$(1)
	Put - OTC CDX.IG-35 5-Year Index	Sell	0.800	05/19/2021	8,800	(8)	(2)
	Put - OTC CDX.IG-35 5-Year Index	Sell	0.850	05/19/2021	9,300	(11)	(1)
	Put - OTC CDX.IG-35 5-Year Index	Sell	0.900	05/19/2021	17,800	(19)	(2)
	Put - OTC CDX.IG-35 5-Year Index	Sell	1.050	05/19/2021	2,200	(2)	0
	Put - OTC CDX.IG-35 5-Year Index	Sell	0.800	06/16/2021	10,400	(11)	(4)
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.750	04/21/2021	6,500	(9)	(1)
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.800	04/21/2021	6,500	(8)	0

BPS	Call - OTC CDX.IG-35 5-Year Index	Buy	0.450	04/21/2021	10,100	(6)	(1)
	Put - OTC CDX.IG-35 5-Year Index	Sell	0.800	04/21/2021	6,100	(6)	0
	Put - OTC CDX.IG-35 5-Year Index	Sell	0.850	04/21/2021	11,200	(10)	(1)
	Put - OTC CDX.IG-35 5-Year Index	Sell	0.950	04/21/2021	5,900	(5)	0
	Put - OTC CDX.IG-35 5-Year Index	Sell	0.900	05/19/2021	6,200	(6)	(1)
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.800	04/21/2021	16,700	(20)	(1)
	Call - OTC iTraxx Europe 34 5-Year Index	Buy	0.400	05/19/2021	13,900	(6)	(4)
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.700	05/19/2021	13,900	(14)	(4)
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.750	05/19/2021	23,200	(24)	(6)
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.800	05/19/2021	6,900	(8)	(1)

BRC	Call - OTC iTraxx Europe 34 5-Year Index	Buy	0.375	04/21/2021	8,700	(5)	0
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.750	04/21/2021	17,300	(26)	(1)
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.800	04/21/2021	44,100	(61)	(3)
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.700	05/19/2021	21,400	(24)	(6)
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.750	05/19/2021	13,000	(14)	(3)
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.800	05/19/2021	7,000	(8)	(1)
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.900	05/19/2021	4,700	(6)	(1)
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.800	06/16/2021	17,600	(19)	(7)
	Call - OTC iTraxx Europe 34 5-Year Index	Buy	0.400	07/21/2021	7,900	(4)	(5)
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.750	07/21/2021	7,900	(10)	(7)

CBK	Put - OTC CDX.HY-35 5-Year Index	Sell	100.000	04/21/2021	2,300	(10)	(1)

DBL	Call - OTC CDX.IG-35 5-Year Index	Buy	0.450	04/21/2021	4,500	(3)	(1)

DUB	Put - OTC CDX.IG-35 5-Year Index	Sell	0.750	05/19/2021	8,900	(9)	(2)
	Put - OTC CDX.IG-35 5-Year Index	Sell	0.900	06/16/2021	2,900	(3)	(1)
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.750	04/21/2021	4,700	(5)	0
	Call - OTC iTraxx Europe 34 5-Year Index	Buy	0.400	05/19/2021	6,500	(2)	(2)
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.700	05/19/2021	6,500	(6)	(2)
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.750	05/19/2021	6,500	(6)	(2)
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.800	05/19/2021	6,400	(10)	(1)
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.850	06/16/2021	7,100	(8)	(3)

FBF	Put - OTC CDX.HY-35 5-Year Index	Sell	100.000	06/16/2021	2,000	(8)	(4)
	Put - OTC CDX.IG-35 5-Year Index	Sell	0.800	04/21/2021	3,800	(5)	0
	Call - OTC CDX.IG-35 5-Year Index	Buy	0.450	06/16/2021	7,100	(3)	(4)
	Put - OTC CDX.IG-35 5-Year Index	Sell	0.800	06/16/2021	7,100	(7)	(3)
	Put - OTC CDX.IG-35 5-Year Index	Sell	0.900	06/16/2021	9,300	(13)	(2)

GST	Call - OTC CDX.IG-35 5-Year Index	Buy	0.450	04/21/2021	6,900	(3)	(1)
	Put - OTC CDX.IG-35 5-Year Index	Sell	0.800	04/21/2021	2,500	(3)	0
	Put - OTC CDX.IG-35 5-Year Index	Sell	0.850	04/21/2021	9,300	(9)	0
	Put - OTC CDX.IG-35 5-Year Index	Sell	0.750	05/19/2021	8,600	(8)	(2)
	Put - OTC CDX.IG-35 5-Year Index	Sell	0.950	05/19/2021	9,200	(11)	(1)
	Put - OTC CDX.IG-35 5-Year Index	Sell	1.050	05/19/2021	4,500	(4)	0
	Put - OTC CDX.IG-36 5-Year Index	Sell	0.900	07/21/2021	7,200	(9)	(6)
	Call - OTC iTraxx Europe 34 5-Year Index	Buy	0.400	05/19/2021	5,400	(2)	(1)
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.700	05/19/2021	5,400	(6)	(2)
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.750	05/19/2021	12,300	(13)	(3)
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.800	05/19/2021	13,000	(13)	(3)
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.800	06/16/2021	12,800	(14)	(5)
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.850	06/16/2021	7,100	(8)	(3)
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.750	07/21/2021	11,900	(16)	(10)

JPM	Put - OTC CDX.HY-35 5-Year Index	Sell	103.000	05/19/2021	1,900	(9)	(3)
	Put - OTC CDX.IG-35 5-Year Index	Sell	0.750	05/19/2021	6,500	(6)	(1)

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2021	71

Schedule of Investments	PIMCO Diversified Income Fund	(Cont.)

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
	Put - OTC CDX.IG-35 5-Year Index	Sell	0.900%	05/19/2021	6,800	$(7)	$(1)
	Put - OTC CDX.IG-36 5-Year Index	Sell	0.900	07/21/2021	3,700	(5)	(3)

MYC	Put - OTC CDX.IG-35 5-Year Index	Sell	0.800	05/19/2021	9,300	(10)	(2)
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.750	04/21/2021	10,800	(14)	(1)
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.900	05/19/2021	4,700	(6)	(1)

Total Written Options						$(628)	$(141)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE AND SOVEREIGN ISSUES - SELL PROTECTION(2)

Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2021(3)	Notional Amount(4)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(5)
									Asset	Liability
BPS	Indonesia Government International Bond	1.000%	Quarterly	06/20/2026	0.891%	$3,500	$25	$(5)	$20	$0

BRC	Brazil Government International Bond	1.000	Quarterly	03/20/2023	1.219	2,800	(151)	140	0	(11)
	Petroleos Mexicanos	1.000	Quarterly	12/20/2021	1.758	700	(67)	63	0	(4)

CBK	AXA Equitable Holdings, Inc.	1.000	Quarterly	06/20/2023	0.292	400	(11)	18	7	0
	Brazil Government International Bond	1.000	Quarterly	12/20/2024	1.805	400	(7)	(5)	0	(12)
	Colombia Government International Bond	1.000	Quarterly	06/20/2024	0.844	3,900	(40)	61	21	0
	Colombia Government International Bond	1.000	Quarterly	12/20/2024	0.984	11,600	46	(36)	10	0
	Mexico Government International Bond	1.000	Quarterly	06/20/2026	1.139	1,400	(9)	(1)	0	(10)
	Turkey Government International Bond	1.000	Quarterly	06/20/2021	4.063	200	(4)	3	0	(1)

GST	Brazil Government International Bond	1.000	Quarterly	12/20/2024	1.805	1,100	(17)	(15)	0	(32)
	Colombia Government International Bond	1.000	Quarterly	12/20/2023	0.762	21,000	(315)	457	142	0
	Indonesia Government International Bond	1.000	Quarterly	12/20/2023	0.449	52,500	(775)	1,578	803	0
	Mexico Government International Bond	1.000	Quarterly	12/20/2024	0.800	2,900	(24)	46	22	0
	Petroleos Mexicanos	1.000	Quarterly	06/20/2021	1.450	12,700	(328)	319	0	(9)
	Petroleos Mexicanos	1.000	Quarterly	12/20/2021	1.758	1,200	(111)	105	0	(6)
	Russia Government International Bond	1.000	Quarterly	12/20/2024	0.847	10,900	81	(17)	64	0

HUS	Brazil Government International Bond	1.000	Quarterly	12/20/2023	1.477	600	(21)	13	0	(8)
	Brazil Government International Bond	1.000	Quarterly	06/20/2024	1.616	5,200	(152)	52	0	(100)
	Mexico Government International Bond	1.000	Quarterly	12/20/2023	0.596	14,400	(232)	395	163	0
	Mexico Government International Bond	1.000	Quarterly	06/20/2024	0.667	2,300	(31)	56	25	0

JPM	Mexico Government International Bond	1.000	Quarterly	06/20/2026	1.139	1,400	(11)	2	0	(9)

MYC	Mexico Government International Bond	1.000	Quarterly	12/20/2024	0.800	2,100	(18)	34	16	0
	Mexico Government International Bond	1.000	Quarterly	12/20/2025	1.033	3,500	(48)	44	0	(4)
	Mexico Government International Bond	1.000	Quarterly	06/20/2026	1.139	8,600	(50)	(8)	0	(58)

MYI	Turkey Government International Bond	1.000	Quarterly	06/20/2021	4.063	300	(5)	3	0	(2)

NGF	Turkey Government International Bond	1.000	Quarterly	12/20/2021	4.154	600	(55)	42	0	(13)

UAG	South Africa Government International Bond	1.000	Quarterly	12/20/2021	0.588	18,900	(1,385)	1,447	62	0

Total Swap Agreements							$(3,715)	$4,791	$1,355	$(279)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of March 31, 2021:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(6)
BOA	$4,512	$0	$0	$4,512	$(44)	$(11)	$0	$(55)	$4,457	$(5,200)	$(743)
BPS	0	0	20	20	(11)	(19)	0	(30)	(10)	0	(10)
BRC	0	0	0	0	0	(34)	(15)	(49)	(49)	0	(49)
CBK	397	0	38	435	(252)	(1)	(23)	(276)	159	0	159
DBL	0	0	0	0	0	(1)	0	(1)	(1)	0	(1)
DUB	0	0	0	0	0	(13)	0	(13)	(13)	(80)	(93)
FBF	0	0	0	0	0	(13)	0	(13)	(13)	0	(13)
GLM	26	0	0	26	(277)	0	0	(277)	(251)	0	(251)
GST	0	0	1,031	1,031	0	(37)	(47)	(84)	947	(1,120)	(173)
HUS	504	0	188	692	(82)	0	(108)	(190)	502	(440)	62
JPM	33	0	0	33	0	(8)	(9)	(17)	16	0	16
MYC	0	0	16	16	0	(4)	(62)	(66)	(50)	(111)	(161)
MYI	93	0	0	93	0	0	(2)	(2)	91	(30)	61
NGF	0	0	0	0	0	0	(13)	(13)	(13)	0	(13)
SCX	10,322	0	0	10,322	(344)	0	0	(344)	9,978	(9,350)	628
UAG	5	0	62	67	(42)	0	0	(42)	25	(60)	(35)

Total Over the Counter	$15,892	$0	$1,355	$17,247	$(1,052)	$(141)	$(279)	$(1,472)

72	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

March 31, 2021

(1)	Notional Amount represents the number of contracts.
(2)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(6)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2021:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$215	$215
Swap Agreements	0	2,723	0	0	0	2,723

	$0	$2,723	$0	$0	$215	$2,938

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$15,892	$0	$15,892
Swap Agreements	0	1,355	0	0	0	1,355

	$0	$1,355	$0	$15,892	$0	$17,247

	$0	$4,078	$0	$15,892	$215	$20,185

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$518	$518
Swap Agreements	0	0	0	0	313	313

	$0	$0	$0	$0	$831	$831

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$1,052	$0	$1,052
Written Options	0	141	0	0	0	141
Swap Agreements	0	279	0	0	0	279

	$0	$420	$0	$1,052	$0	$1,472

	$0	$420	$0	$1,052	$831	$2,303

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2021	73

Schedule of Investments	PIMCO Diversified Income Fund	(Cont.)

The effect of Financial Derivative Instruments on the Statements of Operations for the year ended March 31, 2021:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$605	$605
Swap Agreements	0	(7,249)	0	0	635	(6,614)

	$0	$(7,249)	$0	$0	$1,240	$(6,009)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(34,485)	$0	$(34,485)
Written Options	0	903	0	0	0	903
Swap Agreements	0	9,710	0	0	(218)	9,492

	$0	$10,613	$0	$(34,485)	$(218)	$(24,090)

	$0	$3,364	$0	$(34,485)	$1,022	$(30,099)

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$(2,455)	$(2,455)
Swap Agreements	0	82,730	0	0	(33)	82,697

	$0	$82,730	$0	$0	$(2,488)	$80,242

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$13,885	$0	$13,885
Written Options	0	2,405	0	0	0	2,405
Swap Agreements	0	3,976	0	0	3,351	7,327

	$0	$6,381	$0	$13,885	$3,351	$23,617

	$0	$89,111	$0	$13,885	$863	$103,859

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2021 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2021
Investments in Securities, at Value
Loan Participations and Assignments	$0	$128,875	$4,747	$133,622
Corporate Bonds & Notes
Banking & Finance	0	899,005	2,010	901,015
Industrials	775	1,297,121	2,541	1,300,437
Utilities	0	308,754	0	308,754
Convertible Bonds & Notes
Utilities	0	1,709	0	1,709
Municipal Bonds & Notes
California	0	58	0	58
Illinois	0	1,110	0	1,110
Texas	0	2,034	0	2,034
U.S. Government Agencies	0	281,017	0	281,017
U.S. Treasury Obligations	0	681,996	0	681,996
Non-Agency Mortgage-Backed Securities	0	209,936	0	209,936
Asset-Backed Securities	0	234,880	0	234,880
Sovereign Issues	0	834,876	0	834,876
Common Stocks
Communication Services	1,368	0	668	2,036
Consumer Discretionary	412	0	0	412
Industrials	11	0	3,323	3,334
Rights
Information Technology	0	0	945	945
Preferred Securities
Banking & Finance	0	58,092	0	58,092
Industrials	0	1,408	0	1,408
Utilities	0	0	42,018	42,018
Short-Term Instruments
Argentina Treasury Bills	0	513	0	513

	$2,566	$4,941,384	$56,252	$5,000,202

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2021
Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$492,982	$0	$0	$492,982

Total Investments	$495,548	$4,941,384	$56,252	$5,493,184

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	215	2,467	0	2,682
Over the counter	0	17,247	0	17,247

	$215	$19,714	$0	$19,929

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(518)	(313)	0	(831)
Over the counter	0	(1,472)	0	(1,472)

	$(518)	$(1,785)	$0	$(2,303)

Total Financial Derivative Instruments	$(303)	$17,929	$0	$17,626

Totals	$495,245	$4,959,313	$56,252	$5,510,810

74	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

March 31, 2021

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ended March 31, 2021:

Category and Subcategory	Beginning Balance at 03/31/2020	Net Purchases(1)	Net Sales/ Settlements(1)	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation)(2)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 03/31/2021	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 03/31/2021(2)
Investments in Securities, at Value
Loan Participations and Assignments	$49,852	$4,881	$(46,396)	$92	$2	$346	$0	$(4,030)	$4,747	$(134)
Corporate Bonds & Notes
Banking & Finance	1,986	0	0	0	0	24	0	0	2,010	23
Industrials	2,926	17	(270)	0	0	(122)	0	(10)	2,541	(72)
Common Stocks
Communication Services	1	740	0	0	0	(73)	0	0	668	(73)
Energy	156	0	(340)	0	(1)	185	0	0	0	0
Industrials	0	1,780	0	0	0	1,543	0	0	3,323	1,543
Rights
Information Technology	0	455	0	0	0	490	0	0	945	490
Preferred Securities
Utilities	0	42,630	(323)	0	0	(289)	0	0	42,018	(289)

	$54,921	$50,503	$(47,329)	$92	$1	$2,104	$0	$(4,040)	$56,252	$1,488

Financial Derivative Instruments - Assets
Over the counter	$7	$0	$(35)	$0	$0	$28	$0	$0	$0	$0

Totals	$54,928	$50,503	$(47,364)	$92	$1	$2,132	$0	$(4,040)	$56,252	$1,488

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category and Subcategory	Ending Balance at 03/31/2021	Valuation Technique	Unobservable Inputs	(% Unless Noted Otherwise)
				Input Value(s)	Weighted Average
Investments in Securities, at Value
Loan Participations and Assignments	$3,040	Proxy Pricing	Base Price	96.000	—
	1,707	Third Party Vendor	Broker Quote	100.000	—
Corporate Bonds & Notes
Banking & Finance	2,010	Other Valuation Techniques(3)	—	—	—
Industrials	2,541	Other Valuation Techniques(3)	—	—	—
Common Stocks
Communication Services	668	Reference Instrument	Liquidity Discount	10.000	—
Industrials	217	Discounted Cash Flow	Discount Rate	16.000	—
	3,106	Other Valuation Techniques(3)	—	—	—
Rights
Information Technology	945	Market Comparable Valuation	EBITDA	4.250x	—
Preferred Securities
Utilities	42,018	Recent Transaction	Purchase Price	$27.048	—

Total	$56,252

(1)

Net Purchases and Settlements for Financial Derivative Instruments may include payments made or received upon entering into swap agreements to compensate for differences between the stated terms of the swap agreement and prevailing market conditions.

(2)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at March 31, 2021 may be due to an investment no longer held or categorized as Level 3 at period end.

(3)	Includes valuation techniques not defined in the Notes to Financial Statements as securities valued using such techniques are not considered significant to the Fund.

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2021	75

Schedule of Investments	PIMCO ESG Income Fund

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 95.5%

CORPORATE BONDS & NOTES 32.9%

BANKING & FINANCE 19.0%

AIB Group PLC
2.875% due 05/30/2031 •	EUR	200	$249

American Tower Corp.
3.100% due 06/15/2050		$300	276

Asian Development Bank
4.700% due 03/12/2024	MXN	5,600	275

Assicurazioni Generali SpA
4.125% due 05/04/2026	EUR	100	138

Banco Bilbao Vizcaya Argentaria S.A.
5.875% due 09/24/2023 •(g)(h)		200	250

Banco BTG Pactual S.A.
2.750% due 01/11/2026		$200	190

Banque Ouest Africaine de Developpement
2.750% due 01/22/2033	EUR	100	121

BNP Paribas S.A.
4.625% due 02/25/2031 •(g)(h)		$200	199

Boston Properties LP
2.550% due 04/01/2032		150	144
3.400% due 06/21/2029		100	105

Globalworth Real Estate Investments Ltd.
2.950% due 07/29/2026	EUR	200	251

Grainger PLC
3.000% due 07/03/2030	GBP	100	144

HAT Holdings LLC
3.750% due 09/15/2030		$300	290

Host Hotels & Resorts LP
3.500% due 09/15/2030 (i)		200	201

India Green Power Holdings
4.000% due 02/22/2027		250	252

ING Groep NV
2.727% due 04/01/2032 •(b)		200	200
4.875% due 05/16/2029 •(g)(h)		200	203

International Finance Corp.
8.000% due 10/09/2023	IDR	3,900,000	286

Kilroy Realty LP
2.500% due 11/15/2032 (i)		$200	188

LeasePlan Corp. NV
3.500% due 04/09/2025	EUR	100	133

Lendlease Finance Ltd.
3.400% due 10/27/2027	AUD	200	157

Lloyds Banking Group PLC
7.625% due 06/27/2023 •(g)(h)	GBP	200	301

MAF Sukuk Ltd.
3.933% due 02/28/2030		$200	214

Natwest Group PLC
8.625% due 08/15/2021 •(g)(h)		400	410

NE Property BV
3.375% due 07/14/2027	EUR	300	383

Regency Centers LP
3.700% due 06/15/2030		$100	107

SATO OYJ
1.375% due 02/24/2028	EUR	100	121

Shinhan Bank Co. Ltd.
4.000% due 04/23/2029 (h)		$200	218

Standard Chartered PLC
1.214% due 03/23/2025 •		300	301

UBS AG
5.125% due 05/15/2024 (h)		200	221

UBS Group AG
4.375% due 02/10/2031 •(g)(h)		200	198

UDR, Inc.
3.100% due 11/01/2034 (i)		100	101

UniCredit SpA
5.459% due 06/30/2035 •		200	212

Unipol Gruppo SpA
3.250% due 09/23/2030	EUR	100	125

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Weyerhaeuser Co.
4.000% due 11/15/2029		$100	$112
7.375% due 03/15/2032 (i)		50	70

			7,346

INDUSTRIALS 8.4%

Baptist Healthcare System Obligated Group
3.540% due 08/15/2050 (i)		100	101

Boise Cascade Co.
4.875% due 07/01/2030		200	210

Burberry Group PLC
1.125% due 09/21/2025	GBP	100	136

Gap, Inc.
8.875% due 05/15/2027		$215	251

HCA, Inc.
4.500% due 02/15/2027		100	112

Hilton Domestic Operating Co., Inc.
3.625% due 02/15/2032		250	243

InterContinental Hotels Group PLC
3.375% due 10/08/2028	GBP	200	292

Lenovo Group Ltd.
3.421% due 11/02/2030		$200	201

Marks & Spencer PLC
4.500% due 07/10/2027	GBP	200	293

NextEra Energy Operating Partners LP
3.875% due 10/15/2026		$150	158

Nokia OYJ
3.125% due 05/15/2028	EUR	200	257

PeaceHealth Obligated Group
3.218% due 11/15/2050 (i)		$100	98

Pearson Funding PLC
3.750% due 06/04/2030	GBP	100	150

RELX Capital, Inc.
4.000% due 03/18/2029		$100	110

ReNew Power Pvt Ltd.
5.875% due 03/05/2027		200	214

Smurfit Kappa Acquisitions ULC
2.875% due 01/15/2026	EUR	100	130

Travis Perkins PLC
3.750% due 02/17/2026	GBP	200	292

			3,248

UTILITIES 5.5%

AES Corp.
1.375% due 01/15/2026		$110	107
2.450% due 01/15/2031		220	211

Avangrid, Inc.
3.800% due 06/01/2029 (i)		100	110

Azure Power Solar Energy Pvt Ltd.
5.650% due 12/24/2024		200	212

Clean Renewable Power Mauritius Pte Ltd.
4.250% due 03/25/2027		200	202

Clearway Energy Operating LLC
3.750% due 02/15/2031		250	240
5.000% due 09/15/2026		200	207

Greenko Dutch BV
3.850% due 03/29/2026		200	201

NextEra Energy Capital Holdings, Inc.
2.200% due 12/02/2026	AUD	200	152

Solar Star Funding LLC
5.375% due 06/30/2035 (i)		$172	194

Southwestern Public Service Co.
3.150% due 05/01/2050		100	98

TerraForm Power Operating LLC
4.250% due 01/31/2023		200	207

			2,141

Total Corporate Bonds & Notes (Cost $12,875)			12,735

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
U.S. GOVERNMENT AGENCIES 12.8%

Fannie Mae
3.000% due 04/01/2059	$2,185	$2,363
3.500% due 05/01/2056	279	308

Freddie Mac
0.854% due 11/25/2030 ~(a)	2,799	193

Uniform Mortgage-Backed Security
4.000% due 09/01/2049	417	447

Uniform Mortgage-Backed Security, TBA
2.000% due 06/01/2051	1,000	994
4.000% due 05/01/2051	600	644

Total U.S. Government Agencies (Cost $4,950)		4,949

U.S. TREASURY OBLIGATIONS 0.3%

U.S. Treasury Inflation Protected Securities (f)
0.125% due 01/15/2030	102	110

Total U.S. Treasury Obligations (Cost $111)		110

NON-AGENCY MORTGAGE-BACKED SECURITIES 19.1%

Adjustable Rate Mortgage Trust
0.349% due 08/25/2036 •	793	396
0.669% due 08/25/2036 •	300	146

American Home Mortgage Assets Trust
0.299% due 12/25/2046 ^•	49	42
0.529% due 06/25/2037 •	242	236

Barclays Commercial Mortgage Securities Trust
3.688% due 02/15/2053 ~	555	558
4.957% due 08/10/2035 ~	100	110

Beast Mortgage Trust
2.200% due 03/15/2036 •	300	301
2.750% due 03/15/2036 •	300	301

Chase Mortgage Finance Trust
3.321% due 03/25/2037 ^~	182	183

Commercial Mortgage Trust
1.406% due 06/15/2034 •	107	104
1.656% due 06/15/2034 •	509	483

Countrywide Alternative Loan Trust
0.299% due 10/25/2046 •	101	98
0.751% due 11/20/2035 •	207	193

Countrywide Home Loan Mortgage Pass-Through Trust
2.837% due 02/25/2047 ^~	64	62

Countrywide Home Loan Reperforming REMIC Trust
4.823% due 01/25/2034 ^~	103	103

Deutsche ALT-A Securities, Inc. Mortgage Loan Trust
1.029% due 04/25/2047 •	101	97

GCCFC Commercial Mortgage Trust
1.806% due 02/15/2038 •	200	200

GS Mortgage Securities Trust
3.602% due 10/10/2049 ~	200	197

HarborView Mortgage Loan Trust
3.812% due 06/19/2036 ^~	162	110

Independence Plaza Trust
4.158% due 07/10/2035	200	209
4.356% due 07/10/2035	200	205

IndyMac Mortgage Loan Trust
0.279% due 01/25/2037 ^•	103	103

JPMorgan Chase Commercial Mortgage Securities Trust
1.856% due 03/15/2036 •	100	100
2.406% due 03/15/2036 •	300	300
3.206% due 03/15/2036 •	300	301

MFT Mortgage Trust
3.283% due 08/10/2040 ~	250	255

MFT Trust
3.358% due 02/10/2042	100	102

Morgan Stanley Capital Trust
3.300% due 12/15/2036 •	90	90

Morgan Stanley Mortgage Loan Trust
0.429% due 06/25/2036 •	298	101

One New York Plaza Trust
1.056% due 01/15/2026 •	200	202

76	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

March 31, 2021

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Residential Accredit Loans, Inc. Trust
5.500% due 02/25/2036	$349	$341
6.000% due 06/25/2036 ^	215	206
6.000% due 06/25/2037	321	310

Residential Asset Securitization Trust
0.419% due 04/25/2037 •	526	110
6.581% due 04/25/2037 •(a)	526	186

Wells Fargo Mortgage-Backed Securities Trust
6.000% due 11/25/2037 ^	265	262

Worldwide Plaza Trust
3.526% due 11/10/2036	100	108

Total Non-Agency Mortgage-Backed Securities (Cost $7,316)		7,411

ASSET-BACKED SECURITIES 12.3%

ACE Securities Corp. Home Equity Loan Trust
0.279% due 11/25/2036 •	550	299

Argent Securities Trust
0.259% due 07/25/2036 •	218	201

Argent Securities, Inc. Asset-Backed Pass-Through Certificates
1.909% due 11/25/2034 •	300	302

Bear Stearns Asset-Backed Securities Trust
0.249% due 11/25/2036 •	92	90
1.984% due 12/25/2034 •	300	300

Centex Home Equity Loan Trust
0.409% due 06/25/2036 •	99	99
1.039% due 09/25/2034 •	100	100
1.069% due 03/25/2035 •	204	199

Countrywide Asset-Backed Certificates
0.269% due 12/25/2035 ^•	68	67
0.544% due 01/25/2045 ^•	277	256

Countrywide Asset-Backed Certificates Trust
0.349% due 03/25/2047 ^•	226	207

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

EquiFirst Mortgage Loan Trust
1.909% due 04/25/2035 •		$210	$209

GSAA Home Equity Trust
0.249% due 03/25/2036 •		62	29
6.000% due 08/25/2047 ^		119	118
6.448% due 06/25/2036 þ		251	102

Lehman XS Trust
0.449% due 10/25/2036 •		198	195

Loanpal Solar Loan Ltd.
2.220% due 03/20/2048		200	200

Long Beach Mortgage Loan Trust
0.269% due 10/25/2036 •		859	384

MASTR Asset-Backed Securities Trust
1.009% due 10/25/2035 •		225	214

Morgan Stanley ABS Capital, Inc. Trust
1.264% due 12/25/2034 •		99	98

Residential Asset Mortgage Products Trust
1.099% due 10/25/2033 •		468	466

Residential Asset Securities Corp. Trust
0.989% due 08/25/2034 •		180	176

Specialty Underwriting & Residential Finance Trust
1.279% due 12/25/2035 •		200	198

Structured Asset Investment Loan Trust
0.809% due 04/25/2033 •		70	70

Structured Asset Securities Corp. Mortgage Loan Trust
0.319% due 02/25/2037 •		196	188

Total Asset-Backed Securities (Cost $4,720)			4,767

SOVEREIGN ISSUES 3.1%

Brazil Government International Bond
2.875% due 04/01/2021	EUR	415	487

Brazil Letras do Tesouro Nacional
0.000% due 10/01/2021 (d)	BRL	4,000	696

Total Sovereign Issues (Cost $1,192)			1,183

	SHARES	MARKET VALUE (000S)
PREFERRED SECURITIES 1.3%

BANKING & FINANCE 1.3%

Banco Bilbao Vizcaya Argentaria S.A.
8.875% due 04/14/2021 •(g)(h)	200,000	$235

CaixaBank S.A.
5.875% due 10/09/2027 •(g)(h)	200,000	265

Total Preferred Securities (Cost $510)		500

	PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 13.7%

U.S. TREASURY BILLS 12.7%
0.029% due 05/20/2021 - 05/27/2021 (c)(d)	$4,900	4,900

U.S. TREASURY CASH MANAGEMENT BILLS 1.0%
0.043% due 07/06/2021 (d)(e)	400	400

Total Short-Term Instruments (Cost $5,300)		5,300

Total Investments in Securities (Cost $36,974)		36,955

Total Investments 95.5% (Cost $36,974)		$36,955

Financial Derivative Instruments (j)(k) 0.2% (Cost or Premiums, net $82)		81

Other Assets and Liabilities, net 4.3%		1,668

Net Assets 100.0%		$38,704

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
(a)	Security is an Interest Only (“IO”) or IO Strip.
(b)	When-issued security.
(c)	Coupon represents a weighted average yield to maturity.
(d)	Zero coupon security.
(e)	Coupon represents a yield to maturity.
(f)	Principal amount of security is adjusted for inflation.
(g)	Perpetual maturity; date shown, if applicable, represents next contractual call date.
(h)	Contingent convertible security.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate(1)	Settlement Date	Maturity Date	Amount Borrowed(1)	Payable for Reverse Repurchase Agreements
UBS	0.400%	02/08/2021	04/09/2021	$(852)	$(852)

Total Reverse Repurchase Agreements					$(852)

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2021	77

Schedule of Investments	PIMCO ESG Income Fund	(Cont.)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of March 31, 2021:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(2)
Global/Master Repurchase Agreement
UBS	$0	$(852)	$0	$(852)	$869	$17

Total Borrowings and Other Financing Transactions	$0	$(852)	$0

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
Corporate Bonds & Notes	$0	$(852)	$0	$0	$(852)

Total Borrowings	$0	$(852)	$0	$0	$(852)

Payable for reverse repurchase agreements					$(852)

(i)	Securities with an aggregate market value of $869 have been pledged as collateral under the terms of the above master agreements as of March 31, 2021.

(1)

The average amount of borrowings outstanding during the period ended March 31, 2021 was $(774) at a weighted average interest rate of 0.352%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(j)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
U.S. Treasury 10-Year Note June Futures	06/2021	9	$ (1,178)	$18	$2	$0

Total Futures Contracts				$18	$2	$0

SWAP AGREEMENTS:

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Receive(1)	1-Day GBP-SONIO Compounded-OIS	0.250%	Annual	06/16/2031	GBP	530	$41	$(1)	$40	$3	$0
Pay	1-Year BRL-CDI	5.830	Maturity	01/02/2023	BRL	12,600	57	2	59	2	0
Receive	3-Month USD-LIBOR	1.000	Semi-Annual	12/16/2027	$	500	(14)	26	12	1	0
Receive	3-Month USD-LIBOR	1.000	Semi-Annual	12/16/2030		1,900	(19)	148	129	2	0
Receive(1)	6-Month EUR-EURIBOR	0.250	Annual	06/16/2031	EUR	960	34	4	38	2	0

Total Swap Agreements							$99	$179	$278	$10	$0

78	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

March 31, 2021

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of March 31, 2021:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$2	$10	$12	$0	$ 0	$ 0	$ 0

Cash of $188 has been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2021. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(1)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.

(k)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BOA	04/2021	BRL	1,410		$254	$4	$0
	04/2021	MXN	5,589		269	0	(4)
	04/2021		$247	BRL	1,409	3	0
	05/2021	EUR	342		$408	7	0
	05/2021	GBP	445		615	4	(2)
	05/2021		$254	BRL	1,409	0	(4)
	05/2021		189	CAD	240	2	0

CBK	04/2021	BRL	209		$37	0	0
	04/2021		$38	BRL	209	0	(1)
	05/2021	GBP	637		$886	7	0
	05/2021		$503	EUR	428	0	(1)
	06/2021		139	MXN	2,831	0	(2)

GLM	04/2021	BRL	231		$41	0	0
	04/2021		$42	BRL	231	0	(1)

HUS	05/2021	EUR	2,088		$2,519	69	0
	05/2021	GBP	111		154	1	0
	05/2021		$35	AUD	44	0	(2)
	05/2021		32	CAD	40	0	0
	09/2021		73	MXN	1,530	1	0

JPM	04/2021		49		1,014	1	0

MYI	05/2021		46	CAD	59	1	0

RBC	05/2021	AUD	75		$59	1	0

SCX	04/2021	BRL	970		170	0	(2)
	04/2021		$180	BRL	970	0	(8)
	06/2021	IDR	4,315,500		$299	6	0

TOR	05/2021		$26	CAD	33	0	0

UAG	05/2021	EUR	210		$256	9	0

Total Forward Foreign Currency Contracts						$116	$(27)

WRITTEN OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
BOA	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	0.865%	04/19/2021	500	$0	$0
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.145	04/19/2021	500	(1)	(1)

GLM	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.630	04/30/2021	250	(1)	(1)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.950	04/30/2021	250	(1)	(1)

							$(3)	$(3)

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2021	79

Schedule of Investments	PIMCO ESG Income Fund	(Cont.)

OPTIONS ON SECURITIES

Counterparty	Description	Strike Price	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
GSC	Put - OTC Fannie Mae, TBA 3.000% due 06/01/2051	$103.758	06/07/2021	250	$(1)	$(1)

JPM	Put - OTC Fannie Mae, TBA 3.000% due 06/01/2051	103.742	06/07/2021	250	(1)	(1)
	Put - OTC Fannie Mae, TBA 3.000% due 06/01/2051	103.875	06/07/2021	500	(2)	(2)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 06/01/2051	98.531	06/07/2021	250	(1)	(2)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 06/01/2051	100.531	06/07/2021	250	(1)	(1)

SAL	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 06/01/2051	99.375	06/07/2021	250	(2)	(3)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 06/01/2051	100.047	06/07/2021	500	(3)	(3)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 06/01/2051	100.375	06/07/2021	250	(2)	(1)

					$(13)	$(14)

Total Written Options					$(16)	$(17)

SWAP AGREEMENTS:

INTEREST RATE SWAPS

Counterparty	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
MYC	Pay	3-Month USD-LIBOR	1.450%	Semi-Annual	05/10/2031	$	100	$(1)	$(2)	$0	$(3)

Total Swap Agreements								$(1)	$(2)	$0	$(3)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of March 31, 2021:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(2)
BOA	$20	$0	$0	$20	$(10)	$(1)	$0	$(11)	$9	$0	$9
CBK	7	0	0	7	(4)	0	0	(4)	3	0	3
GLM	0	0	0	0	(1)	(2)	0	(3)	(3)	0	(3)
GSC	0	0	0	0	0	(1)	0	(1)	(1)	0	(1)
HUS	71	0	0	71	(2)	0	0	(2)	69	0	69
JPM	1	0	0	1	0	(6)	0	(6)	(5)	0	(5)
MYC	0	0	0	0	0	0	(3)	(3)	(3)	0	(3)
MYI	1	0	0	1	0	0	0	0	1	0	1
RBC	1	0	0	1	0	0	0	0	1	0	1
SAL	0	0	0	0	0	(7)	0	(7)	(7)	0	(7)
SCX	6	0	0	6	(10)	0	0	(10)	(4)	0	(4)
UAG	9	0	0	9	0	0	0	0	9	0	9

Total Over the Counter	$116	$0	$0	$116	$(27)	$(17)	$(3)	$(47)

(1)	Notional Amount represents the number of contracts.
(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

80	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

March 31, 2021

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statement of Assets and Liabilities as of March 31, 2021:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$2	$2
Swap Agreements	0	0	0	0	10	10

	$0	$0	$0	$0	$12	$12

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$116	$0	$116

	$0	$0	$0	$116	$12	$128

Financial Derivative Instruments - Liabilities
Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$27	$0	$27
Written Options	0	0	0	0	17	17
Swap Agreements	0	0	0	0	3	3

	$0	$0	$0	$27	$20	$47

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended March 31, 2021:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$2	$2
Swap Agreements	0	0	0	0	1	1

	$0	$0	$0	$0	$3	$3

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(55)	$0	$(55)

	$0	$0	$0	$(55)	$3	$(52)

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$18	$18
Swap Agreements	0	0	0	0	179	179

	$0	$0	$0	$0	$197	$197

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$88	$0	$88
Swap Agreements	0	0	0	0	(3)	(3)

	$0	$0	$0	$88	$(3)	$85

	$0	$0	$0	$88	$194	$282

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2021	81

Schedule of Investments	PIMCO ESG Income Fund	(Cont.)	March 31, 2021

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2021 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2021
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$0	$7,346	$0	$7,346
Industrials	0	3,248	0	3,248
Utilities	0	2,141	0	2,141
U.S. Government Agencies	0	4,949	0	4,949
U.S. Treasury Obligations	0	110	0	110
Non-Agency Mortgage-Backed Securities	0	7,411	0	7,411
Asset-Backed Securities	0	4,767	0	4,767
Sovereign Issues	0	1,183	0	1,183
Preferred Securities
Banking & Finance	0	500	0	500
Short-Term Instruments
U.S. Treasury Bills	0	4,900	0	4,900
U.S. Treasury Cash Management Bills	0	400	0	400

Total Investments	$0	$36,955	$0	$36,955

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2021
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	$2	$10	$0	$12
Over the counter	0	116	0	116

	$2	$126	$0	$128

Financial Derivative Instruments - Liabilities
Over the counter	$0	$(47)	$0	$(47)

Total Financial Derivative Instruments	$2	$79	$0	$81

Totals	$2	$37,034	$0	$37,036

There were no significant transfers into or out of Level 3 during the period ended March 31, 2021.

82	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

Schedule of Investments	PIMCO High Yield Spectrum Fund	March 31, 2021

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 90.7%

LOAN PARTICIPATIONS AND ASSIGNMENTS 1.5%

CDRH Parent, Inc.
9.000% (LIBOR03M + 8.000%) due 07/01/2022 ~		$2,107	$147

Core & Main LP
3.750% (LIBOR03M + 2.750%) due 08/01/2024 ~		995	993

Diamond (BC) BV
3.109% (LIBOR03M + 3.000%) due 09/06/2024 ~		985	981

Heartland Dental LLC
3.609% (LIBOR03M + 3.500%) due 04/30/2025 ~		746	736

IRB Holding Corp.
4.250% (LIBOR03M + 3.250%) due 12/15/2027 ~		250	250

Nouryon Finance BV
2.860% (LIBOR03M + 2.750%) due 10/01/2025 ~		985	971

Ortho-Clinical Diagnostics S.A.
3.359% - 5.500% (LIBOR03M + 3.250%) due 06/30/2025 ~		588	587

Serta Simmons Bedding LLC
3.723% - 4.500% (LIBOR03M + 3.500%) due 11/08/2023 ~		975	645

Team Health Holdings, Inc.
3.750% (LIBOR03M + 2.750%) due 02/06/2024 ~		748	698

Triton Water Holdings, Inc.
TBD% due 03/18/2028		300	299

Valaris PLC (8.000% PIK)
TBD% - 8.000% due 08/17/2021 «µ(b)		136	135

Welbilt, Inc.
2.607% (LIBOR03M + 2.500%) due 10/23/2025 ~		750	722

Total Loan Participations and Assignments (Cost $9,218)			7,164

CORPORATE BONDS & NOTES 87.2%

BANKING & FINANCE 8.1%

Alliant Holdings Intermediate LLC
6.750% due 10/15/2027		1,250	1,333

Banca Monte dei Paschi di Siena SpA
5.375% due 01/18/2028 •	EUR	1,250	1,297
8.000% due 01/22/2030 •		750	862
10.500% due 07/23/2029		1,000	1,445

CIT Group, Inc.
5.000% due 08/01/2023		$500	543

Ford Motor Credit Co. LLC
0.000% due 12/07/2022 •	EUR	1,000	1,152
0.162% due 12/01/2024 •		1,500	1,680
2.900% due 02/16/2028		$500	481
3.375% due 11/13/2025		500	509
4.000% due 11/13/2030		1,000	993
4.063% due 11/01/2024		500	525
4.125% due 08/17/2027		500	517
4.271% due 01/09/2027		1,000	1,039
5.125% due 06/16/2025		500	541
5.584% due 03/18/2024		1,000	1,081
5.596% due 01/07/2022		500	515

Greystar Real Estate Partners LLC
5.750% due 12/01/2025		1,000	1,033

Howard Hughes Corp.
4.125% due 02/01/2029		500	490
4.375% due 02/01/2031		1,000	981
5.375% due 08/01/2028		375	395

HUB International Ltd.
7.000% due 05/01/2026		1,000	1,039

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Intesa Sanpaolo SpA
6.250% due 05/16/2024 •**(e)	EUR	1,000	$1,273
7.700% due 09/17/2025 •**(e)		$1,000	1,138

Intrum AB
3.000% due 09/15/2027	EUR	250	285
3.500% due 07/15/2026		500	587
4.875% due 08/15/2025		1,000	1,228

LeasePlan Corp. NV
7.375% due 05/29/2024 •**(e)		1,000	1,283

Lloyds Banking Group PLC
7.500% due 06/27/2024 •**(e)		$2,000	2,234

MGM Growth Properties Operating Partnership LP
4.500% due 01/15/2028		1,000	1,037

MPT Operating Partnership LP
3.500% due 03/15/2031		500	491

NFP Corp.
6.875% due 08/15/2028		750	779

Noble Corp. PLC (15.000% PIK)
15.000% due 02/15/2028 (b)		146	154

OneMain Finance Corp.
4.000% due 09/15/2030		500	487
5.375% due 11/15/2029		750	800
7.125% due 03/15/2026		500	577

Park Intermediate Holdings LLC
5.875% due 10/01/2028		500	531

Quicken Loans LLC
3.625% due 03/01/2029		1,000	964

RHP Hotel Properties LP
4.500% due 02/15/2029		1,000	1,007

UniCredit SpA
3.875% due 06/03/2027 •**(e)	EUR	750	829
5.459% due 06/30/2035 •		$1,000	1,062

United Wholesale Mortgage LLC
5.500% due 11/15/2025		375	391

USI, Inc.
6.875% due 05/01/2025		1,500	1,531

VICI Properties LP
4.125% due 08/15/2030		1,000	1,010

			38,129

INDUSTRIALS 73.7%

24 Hour Fitness Worldwide, Inc.
8.000% due 06/01/2022 ^«(c)		1,500	4

Academy Ltd.
6.000% due 11/15/2027		500	528

Adient Global Holdings Ltd.
3.500% due 08/15/2024	EUR	500	608
4.875% due 08/15/2026		$1,000	1,035

ADT Security Corp.
4.875% due 07/15/2032		500	509

Advantage Sales & Marketing, Inc.
6.500% due 11/15/2028		1,000	1,042

Albertsons Cos., Inc.
3.500% due 03/15/2029		1,000	953
4.875% due 02/15/2030		500	515
5.875% due 02/15/2028		750	801

Altice Financing S.A.
3.000% due 01/15/2028	EUR	1,000	1,125
7.500% due 05/15/2026		$500	523

Altice Finco S.A.
4.750% due 01/15/2028	EUR	500	571

Altice France Holding S.A.
4.000% due 02/15/2028		1,500	1,660
6.000% due 02/15/2028		$1,000	987
8.000% due 05/15/2027	EUR	500	638
10.500% due 05/15/2027		$500	563

Altice France S.A.
5.500% due 01/15/2028		500	513
8.125% due 02/01/2027		750	823

American Airlines Pass-Through Trust
3.375% due 11/01/2028		545	531

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

American Airlines, Inc.
5.500% due 04/20/2026		$500	$521
5.750% due 04/20/2029		500	532

American Builders & Contractors Supply Co., Inc.
4.000% due 01/15/2028		1,000	1,002

Apache Corp.
4.375% due 10/15/2028		500	499
4.625% due 11/15/2025		250	258
4.875% due 11/15/2027		1,000	1,026

Aramark Services, Inc.
5.000% due 04/01/2025		1,000	1,025

Arches Buyer, Inc.
6.125% due 12/01/2028		1,250	1,290

Ardagh Metal Packaging Finance USA LLC
3.000% due 09/01/2029	EUR	500	584
3.250% due 09/01/2028		$250	247
4.000% due 09/01/2029		250	250

Ardagh Packaging Finance PLC
4.125% due 08/15/2026		500	513
5.250% due 08/15/2027		1,000	1,021

Ascend Learning LLC
6.875% due 08/01/2025		2,000	2,057

Ascent Resources Utica Holdings LLC
7.000% due 11/01/2026		500	501

Ashland Services BV
2.000% due 01/30/2028	EUR	1,000	1,168

Associated Materials LLC
9.000% due 09/01/2025		$868	918

Atlantia SpA
1.625% due 02/03/2025	EUR	500	596
1.875% due 07/13/2027		1,000	1,200

Avantor Funding, Inc.
3.875% due 07/15/2028		500	620
4.625% due 07/15/2028		$250	261

Axalta Coating Systems LLC
3.375% due 02/15/2029		500	489

B.C. Unlimited Liability Co.
3.875% due 01/15/2028		1,000	1,012
4.000% due 10/15/2030		1,000	966

Ball Corp.
2.875% due 08/15/2030		1,000	964

Banijay Group S.A.S.
6.500% due 03/01/2026	EUR	1,000	1,199

Bausch Health Cos., Inc.
5.250% due 01/30/2030		$750	755
5.250% due 02/15/2031		1,000	997
5.500% due 11/01/2025		1,000	1,028
7.000% due 01/15/2028		1,000	1,087
7.250% due 05/30/2029		1,000	1,118

BCPE Ulysses Intermediate, Inc. (7.750% Cash or 8.500% PIK)
7.750% due 04/01/2027 (b)		750	780

Beacon Roofing Supply, Inc.
4.875% due 11/01/2025		1,000	1,024

Bellis Acquisition Co. PLC
3.250% due 02/16/2026	GBP	1,750	2,426

Bellis Finco PLC
4.000% due 02/16/2027		500	693

Black Knight InfoServ LLC
3.625% due 09/01/2028		$250	246

Bombardier, Inc.
7.500% due 12/01/2024		1,000	1,001
7.500% due 03/15/2025		1,000	985
7.875% due 04/15/2027		500	491
8.750% due 12/01/2021		1,000	1,051

Boparan Finance PLC
7.625% due 11/30/2025	GBP	750	1,023

Boxer Parent Co., Inc.
6.500% due 10/02/2025	EUR	500	626
7.125% due 10/02/2025		$250	268
9.125% due 03/01/2026		250	267

Brand Industrial Services, Inc.
8.500% due 07/15/2025		1,000	1,010

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2021	83

Schedule of Investments	PIMCO High Yield Spectrum Fund	(Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Buckeye Partners LP
4.125% due 03/01/2025		$375	$383
4.500% due 03/01/2028		250	251

Builders FirstSource, Inc.
5.000% due 03/01/2030		500	525

BY Crown Parent LLC
4.250% due 01/31/2026		375	390

CAB SELAS
3.375% due 02/01/2028	EUR	250	293

Cable One, Inc.
4.000% due 11/15/2030		$375	372

Cablevision Lightpath LLC
3.875% due 09/15/2027		500	496
5.625% due 09/15/2028		375	381

Caesars Entertainment, Inc.
6.250% due 07/01/2025		250	267
8.125% due 07/01/2027		1,000	1,104

Caesars Resort Collection LLC
5.250% due 10/15/2025		1,000	1,005

Callon Petroleum Co.
6.375% due 07/01/2026		1,000	792

Camelot Finance S.A.
4.500% due 11/01/2026		1,000	1,036

Carnival Corp.
5.750% due 03/01/2027		1,000	1,027
7.625% due 03/01/2026		750	807

Carnival PLC
1.000% due 10/28/2029	EUR	1,000	905

Catalent Pharma Solutions, Inc.
2.375% due 03/01/2028		2,500	2,928

CCO Holdings LLC
4.500% due 08/15/2030		$1,000	1,020
4.500% due 05/01/2032		1,500	1,521
5.125% due 05/01/2027		250	265
5.750% due 02/15/2026		2,092	2,161

CD&R Smokey Buyer, Inc.
6.750% due 07/15/2025		250	268

Centene Corp.
2.500% due 03/01/2031		500	478
3.375% due 02/15/2030		250	253
4.625% due 12/15/2029		1,000	1,084

Centennial Resource Production LLC
5.375% due 01/15/2026		1,000	882

CeramTec BondCo GmbH
5.250% due 12/15/2025	EUR	2,500	2,976

CF Industries, Inc.
5.150% due 03/15/2034		$1,500	1,718

Charles River Laboratories International, Inc.
3.750% due 03/15/2029		500	501
4.000% due 03/15/2031		750	763

Cheniere Energy Partners LP
4.000% due 03/01/2031		500	509
4.500% due 10/01/2029		1,000	1,039
5.625% due 10/01/2026		500	524

Cheniere Energy, Inc.
4.625% due 10/15/2028		625	650

Cheplapharm Arzneimittel GmbH
4.375% due 01/15/2028	EUR	1,000	1,228

Chesapeake Energy Corp.
5.500% due 02/01/2026		$500	521

Chobani LLC
4.625% due 11/15/2028		250	256
7.500% due 04/15/2025		1,000	1,043

CHS
6.875% due 04/01/2028		250	228
6.875% due 04/15/2029		1,250	1,310

Cirsa Finance International SARL
4.750% due 05/22/2025	EUR	500	568
6.250% due 12/20/2023		500	596

Clarios Global LP
4.375% due 05/15/2026		1,500	1,826
8.500% due 05/15/2027		$500	539

CommScope Technologies LLC
6.000% due 06/15/2025		750	766

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

CommScope, Inc.
6.000% due 03/01/2026		$500	$528
7.125% due 07/01/2028		1,000	1,063
8.250% due 03/01/2027		575	616

Community Health Systems, Inc.
4.750% due 02/15/2031		500	489
5.625% due 03/15/2027		750	787
6.000% due 01/15/2029		125	132
8.000% due 03/15/2026		500	541
8.125% due 06/30/2024		750	789

Comstock Resources, Inc.
6.750% due 03/01/2029		500	513
7.500% due 05/15/2025		172	179
9.750% due 08/15/2026		500	544

Consolidated Communications, Inc.
5.000% due 10/01/2028		500	505

Continental Resources, Inc.
4.375% due 01/15/2028		500	526

Core & Main Holdings LP (8.625% Cash or 9.375% PIK)
8.625% due 09/15/2024 (b)		1,000	1,018

Core & Main LP
6.125% due 08/15/2025		2,500	2,571

Cornerstone Building Brands, Inc.
6.125% due 01/15/2029		750	800
8.000% due 04/15/2026		2,000	2,085

Coty, Inc.
4.000% due 04/15/2023	EUR	1,000	1,151
4.750% due 04/15/2026		500	562
6.500% due 04/15/2026		$1,000	1,009

Crocs, Inc.
4.250% due 03/15/2029		500	489

CSC Holdings LLC
5.750% due 01/15/2030		1,000	1,054
5.875% due 09/15/2022		500	529
6.500% due 02/01/2029		1,000	1,107

DaVita, Inc.
3.750% due 02/15/2031		1,000	956
4.625% due 06/01/2030		1,000	1,020

DCP Midstream Operating LP
5.375% due 07/15/2025		500	543
5.625% due 07/15/2027		500	543

Dealer Tire LLC
8.000% due 02/01/2028		1,000	1,057

Dell, Inc.
7.100% due 04/15/2028		1,000	1,260

Diamond BC BV
5.625% due 08/15/2025	EUR	1,000	1,205

Diamond Sports Group LLC
5.375% due 08/15/2026		$1,250	902
6.625% due 08/15/2027		500	261

DISH DBS Corp.
5.875% due 07/15/2022		500	523
5.875% due 11/15/2024		500	524
7.750% due 07/01/2026		750	829

DKT Finance ApS
7.000% due 06/17/2023	EUR	1,000	1,203

Dun & Bradstreet Corp.
6.875% due 08/15/2026		$599	641
10.250% due 02/15/2027		1,050	1,174

Edgewell Personal Care Co.
5.500% due 06/01/2028		500	529

Element Solutions, Inc.
3.875% due 09/01/2028		500	494

Endo Dac
6.000% due 06/30/2028		982	796
9.500% due 07/31/2027		706	768

Endo Luxembourg Finance Co. SARL
6.125% due 04/01/2029		1,000	1,010

Endure Digital, Inc.
6.000% due 02/15/2029		1,000	979

Energizer Holdings, Inc.
4.375% due 03/31/2029		375	377
4.750% due 06/15/2028		1,000	1,033

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

EnLink Midstream LLC
5.625% due 01/15/2028		$500	$484

Entercom Media Corp.
6.750% due 03/31/2029		1,000	1,040

Envision Healthcare Corp.
8.750% due 10/15/2026		750	558

EQM Midstream Partners LP
4.000% due 08/01/2024		1,000	1,019
4.750% due 01/15/2031		500	486

EQT Corp.
3.000% due 10/01/2022		81	82
7.625% due 02/01/2025		250	288

F-Brasile SpA
7.375% due 08/15/2026		1,000	1,007

Flex Acquisition Co., Inc.
6.875% due 01/15/2025		1,000	1,018
7.875% due 07/15/2026		1,500	1,577

Foundation Building Materials, Inc.
6.000% due 03/01/2029		750	742

Freeport-McMoRan, Inc.
4.125% due 03/01/2028		500	527
4.625% due 08/01/2030		500	545
5.400% due 11/14/2034		1,750	2,087

Full House Resorts, Inc.
8.250% due 02/15/2028		750	801

Gap, Inc.
8.625% due 05/15/2025		500	561
8.875% due 05/15/2027		750	877

GCP Applied Technologies, Inc.
5.500% due 04/15/2026		1,000	1,032

Getty Images, Inc.
9.750% due 03/01/2027		1,000	1,069

GFL Environmental, Inc.
5.125% due 12/15/2026		1,000	1,055

Global Marine, Inc.
7.000% due 06/01/2028		1,000	530

Global Medical Response, Inc.
6.500% due 10/01/2025		1,000	1,036

Golden Nugget, Inc.
6.750% due 10/15/2024		500	506

Graham Packaging Co., Inc.
7.125% due 08/15/2028		1,000	1,066

Grifols S.A.
2.250% due 11/15/2027	EUR	1,000	1,189

H-Food Holdings LLC
8.500% due 06/01/2026		$2,500	2,566

Hadrian Merger Sub, Inc.
8.500% due 05/01/2026		1,250	1,301

Hawaiian Brand Intellectual Property Ltd.
5.750% due 01/20/2026		500	532

HCA, Inc.
3.500% due 09/01/2030		750	757
5.375% due 02/01/2025		1,250	1,396

High Ridge
8.875% due 03/15/2025 «		1,750	24

Hilton Domestic Operating Co., Inc.
3.625% due 02/15/2032		1,000	972
3.750% due 05/01/2029		375	372
4.000% due 05/01/2031		375	376

iHeartCommunications, Inc.
4.750% due 01/15/2028		1,000	1,009
6.375% due 05/01/2026		250	266
8.375% due 05/01/2027		1,000	1,074

IHO Verwaltungs GmbH (4.750% Cash or 5.500% PIK)
4.750% due 09/15/2026 (b)		250	257

IHO Verwaltungs GmbH (6.375% Cash or 7.125% PIK)
6.375% due 05/15/2029 (b)		500	548

Indigo Natural Resources LLC
5.375% due 02/01/2029		500	494

INEOS Quattro Finance 1 PLC
3.750% due 07/15/2026	EUR	250	298

INEOS Quattro Finance 2 PLC
2.500% due 01/15/2026		375	440

84	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

March 31, 2021

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Ingevity Corp.
3.875% due 11/01/2028		$750	$729

Innophos Holdings, Inc.
9.375% due 02/15/2028		1,000	1,081

Installed Building Products, Inc.
5.750% due 02/01/2028		1,000	1,049

Intelsat Jackson Holdings S.A.
5.500% due 08/01/2023 ^(c)		500	308
8.500% due 10/15/2024 ^(c)		500	315
9.750% due 07/15/2025 ^(c)		1,000	619

International Game Technology PLC
3.500% due 07/15/2024	EUR	500	607
4.125% due 04/15/2026		$1,000	1,030
5.250% due 01/15/2029		750	783

IQVIA, Inc.
2.250% due 01/15/2028	EUR	1,500	1,768
2.875% due 06/15/2028		500	604
5.000% due 10/15/2026		$1,000	1,041

IRB Holding Corp.
6.750% due 02/15/2026		1,500	1,554
7.000% due 06/15/2025		500	539

Iris Holdings, Inc. (8.750% Cash or 9.500% PIK)
8.750% due 02/15/2026 (b)		250	253

Jaguar Holding Co.
4.625% due 06/15/2025		500	522
5.000% due 06/15/2028		500	521

JELD-WEN, Inc.
4.875% due 12/15/2027		1,000	1,037

KFC Holding Co.
5.250% due 06/01/2026		1,000	1,032

Kraft Heinz Foods Co.
4.250% due 03/01/2031		500	551
4.375% due 06/01/2046		500	524
4.875% due 10/01/2049		250	281
5.000% due 07/15/2035		1,000	1,153
5.000% due 06/04/2042		1,500	1,690
5.200% due 07/15/2045		1,250	1,449
5.500% due 06/01/2050		250	307

Kronos Acquisition Holdings, Inc.
7.000% due 12/31/2027		1,250	1,200

L Brands, Inc.
6.875% due 11/01/2035		1,000	1,193
6.950% due 03/01/2033		500	559
9.375% due 07/01/2025		250	312

LABL Escrow Issuer LLC
6.750% due 07/15/2026		1,000	1,073
10.500% due 07/15/2027		500	558

Laboratoire Eimer Selas
5.000% due 02/01/2029	EUR	500	596

Lamb Weston Holdings, Inc.
4.875% due 11/01/2026		$1,125	1,166

LBM Acquisition LLC
6.250% due 01/15/2029		1,000	1,031

Legacy LifePoint Health LLC
4.375% due 02/15/2027		250	246

Level 3 Financing, Inc.
3.750% due 07/15/2029		1,000	980

LifePoint Health, Inc.
5.375% due 01/15/2029		1,250	1,233

LogMeIn, Inc.
5.500% due 09/01/2027		375	393

Loxam S.A.S.
3.750% due 07/15/2026	EUR	1,000	1,184

Manitowoc Co., Inc.
9.000% due 04/01/2026		$1,000	1,081

Mattel, Inc.
3.375% due 04/01/2026		500	517
3.750% due 04/01/2029		500	504
6.750% due 12/31/2025		192	202

Mauser Packaging Solutions Holding Co.
4.750% due 04/15/2024	EUR	500	591
5.500% due 04/15/2024		$500	508
7.250% due 04/15/2025		1,000	1,001

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

MEG Energy Corp.
5.875% due 02/01/2029		$500	$503
7.125% due 02/01/2027		750	787

Merlin Entertainments Ltd.
5.750% due 06/15/2026		1,750	1,857

MGM Resorts International
5.750% due 06/15/2025		657	717
6.000% due 03/15/2023		500	536

Motion Bondco DAC
6.625% due 11/15/2027		500	514

MPH Acquisition Holdings LLC
5.750% due 11/01/2028		1,000	976

MSCI, Inc.
4.000% due 11/15/2029		1,000	1,030

Nabors Industries, Inc.
9.000% due 02/01/2025		375	386

NCL Corp. Ltd.
5.875% due 03/15/2026		750	759

NESCO Holdings, Inc.
5.500% due 04/15/2029 (a)		250	257

Netflix, Inc.
3.625% due 06/15/2030	EUR	1,000	1,375
4.375% due 11/15/2026		$250	280
4.875% due 04/15/2028		500	566
5.875% due 11/15/2028		1,000	1,211
6.375% due 05/15/2029		500	621

Newell Brands, Inc.
4.875% due 06/01/2025		500	552

Nexstar Broadcasting, Inc.
5.625% due 07/15/2027		1,000	1,050

Nidda BondCo GmbH
5.000% due 09/30/2025	EUR	2,000	2,379

Nidda Healthcare Holding GmbH
3.500% due 09/30/2024		1,500	1,772

Nielsen Finance LLC
5.625% due 10/01/2028		$250	263
5.875% due 10/01/2030		250	271

Norican A/S
4.500% due 05/15/2023	EUR	500	544

Nouryon Holding BV
6.500% due 10/01/2026		500	617
8.000% due 10/01/2026		$1,000	1,066

Novelis Corp.
4.750% due 01/30/2030		500	516
5.875% due 09/30/2026		1,000	1,045

Novelis Sheet Ingot GmbH
3.375% due 04/15/2029	EUR	500	605

NuStar Logistics LP
5.750% due 10/01/2025		$250	268
6.375% due 10/01/2030		250	271

Occidental Petroleum Corp.
1.644% (US0003M + 1.450%) due 08/15/2022 ~		2,000	1,980
2.900% due 08/15/2024		500	495
4.400% due 08/15/2049		250	210
4.625% due 06/15/2045		500	439
5.550% due 03/15/2026		500	530
5.875% due 09/01/2025		250	268
6.125% due 01/01/2031 (f)		1,000	1,106
6.200% due 03/15/2040		500	515
6.450% due 09/15/2036		500	553
6.600% due 03/15/2046		500	533
6.625% due 09/01/2030		500	563
8.875% due 07/15/2030		375	473

ON Semiconductor Corp.
3.875% due 09/01/2028		500	515

Ortho-Clinical Diagnostics, Inc.
7.250% due 02/01/2028		2,400	2,634
7.375% due 06/01/2025		300	323

Owens & Minor, Inc.
4.500% due 03/31/2029		500	503

Pactiv LLC
7.950% due 12/15/2025		1,000	1,120

Par Pharmaceutical, Inc.
7.500% due 04/01/2027		310	329

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Park River Holdings, Inc.
5.625% due 02/01/2029		$1,000	$971

PDC Energy, Inc.
5.750% due 05/15/2026		1,000	1,038

PennyMac Financial Services, Inc.
5.375% due 10/15/2025		1,000	1,038

Performance Food Group, Inc.
5.500% due 06/01/2024		125	126
5.500% due 10/15/2027		125	131

PetSmart, Inc.
4.750% due 02/15/2028		1,000	1,024
7.750% due 02/15/2029		1,000	1,084

Picasso Finance Sub, Inc.
6.125% due 06/15/2025		225	239

Pike Corp.
5.500% due 09/01/2028		625	637

PM General Purchaser LLC
9.500% due 10/01/2028		500	534

Post Holdings, Inc.
4.500% due 09/15/2031		1,500	1,485
4.625% due 04/15/2030		500	502
5.625% due 01/15/2028		1,000	1,054

Prestige Brands, Inc.
3.750% due 04/01/2031		1,000	956

Prime Healthcare Services, Inc.
7.250% due 11/01/2025		500	534

Prime Security Services Borrower LLC
5.250% due 04/15/2024		1,000	1,068
6.250% due 01/15/2028		500	521

Qorvo, Inc.
3.375% due 04/01/2031		1,000	981

Quatrim SASU
5.875% due 01/15/2024	EUR	500	615

Rackspace Technology Global, Inc.
5.375% due 12/01/2028		$1,000	1,019

Radiate Holdco LLC
4.500% due 09/15/2026		1,000	1,014
6.500% due 09/15/2028		1,000	1,058

Radiology Partners, Inc.
9.250% due 02/01/2028		500	546

Real Hero Merger Sub 2, Inc.
6.250% due 02/01/2029		500	517

RegionalCare Hospital Partners Holdings, Inc.
9.750% due 12/01/2026		1,000	1,084

Revlon Consumer Products Corp.
6.250% due 08/01/2024		1,000	355

Reynolds Group Issuer, Inc.
4.000% due 10/15/2027		875	859

Rite Aid Corp.
7.500% due 07/01/2025		500	520
8.000% due 11/15/2026		500	526

Rockies Express Pipeline LLC
4.800% due 05/15/2030		750	742

Rolls-Royce PLC
0.875% due 05/09/2024	EUR	500	567
4.625% due 02/16/2026		250	317
5.750% due 10/15/2027		$250	266

Royal Caribbean Cruises Ltd.
5.500% due 04/01/2028		375	377

RP Escrow Issuer LLC
5.250% due 12/15/2025		250	259

Scientific Games International, Inc.
3.375% due 02/15/2026	EUR	500	588
5.500% due 02/15/2026		750	883
7.250% due 11/15/2029		$1,250	1,358

Scripps Escrow, Inc.
5.375% due 01/15/2031		1,000	994

Sensata Technologies BV
4.000% due 04/15/2029		1,000	1,020

Sensata Technologies, Inc.
3.750% due 02/15/2031		1,000	987

ServiceMaster Co. LLC
7.450% due 08/15/2027		1,000	1,176

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2021	85

Schedule of Investments	PIMCO High Yield Spectrum Fund	(Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Sigma Holdco BV
5.750% due 05/15/2026	EUR	1,000	$1,134
7.875% due 05/15/2026		$1,200	1,200

Simmons Foods, Inc.
4.625% due 03/01/2029		500	505

Sirius XM Radio, Inc.
4.125% due 07/01/2030		1,000	1,002

SM Energy Co.
6.625% due 01/15/2027		250	232
6.750% due 09/15/2026		250	231

Sofima Holding SpA
3.750% due 01/15/2028	EUR	500	591

Southwestern Energy Co.
7.500% due 04/01/2026		$500	530

Spirit AeroSystems, Inc.
3.950% due 06/15/2023		375	372

Standard Industries, Inc.
3.375% due 01/15/2031		1,000	949
5.000% due 02/15/2027		1,000	1,044

Staples, Inc.
7.500% due 04/15/2026		1,000	1,056
10.750% due 04/15/2027		750	742

Summer BC Holdco A SARL
9.250% due 10/31/2027	EUR	901	1,140

Summer BC Holdco B SARL
5.750% due 10/31/2026		250	310

Surgery Center Holdings, Inc.
10.000% due 04/15/2027		$1,000	1,104

Syneos Health, Inc.
3.625% due 01/15/2029		500	487

Synthomer PLC
3.875% due 07/01/2025	EUR	500	613

T-Mobile USA, Inc.
2.250% due 02/15/2026		$250	252
2.625% due 02/15/2029		625	608
2.875% due 02/15/2031		750	726
3.500% due 04/15/2031		1,000	1,009
4.750% due 02/01/2028		1,000	1,065

Team Health Holdings, Inc.
6.375% due 02/01/2025		2,000	1,772

Techem Verwaltungsgesellschaft mbH
2.000% due 07/15/2025	EUR	500	580
6.000% due 07/30/2026		1,000	1,220

TEGNA, Inc.
5.000% due 09/15/2029		$1,000	1,039
5.500% due 09/15/2024		420	427

Teleflex, Inc.
4.250% due 06/01/2028		1,000	1,037

Tempo Acquisition LLC
6.750% due 06/01/2025		1,500	1,535

Tenet Healthcare Corp.
5.125% due 05/01/2025		500	508
6.125% due 10/01/2028		1,000	1,045
6.750% due 06/15/2023		1,000	1,085
6.875% due 11/15/2031		1,000	1,115

Terex Corp.
5.000% due 05/15/2029 (a)		1,000	1,036

Teva Pharmaceutical Finance Netherlands BV
4.100% due 10/01/2046		1,000	881

TransDigm, Inc.
4.625% due 01/15/2029		500	494
5.500% due 11/15/2027		2,000	2,073

Transocean Guardian Ltd.
5.875% due 01/15/2024		544	477

Transocean, Inc.
7.250% due 11/01/2025		1,000	645
7.500% due 04/15/2031		1,000	476

Travel + Leisure Co.
6.625% due 07/31/2026		750	852

Trident TPI Holdings, Inc.
9.250% due 08/01/2024		1,000	1,067

TriMas Corp.
4.125% due 04/15/2029		1,000	1,001

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

TriNet Group, Inc.
3.500% due 03/01/2029		$750	$735

TripAdvisor, Inc.
7.000% due 07/15/2025		250	271

Triton Water Holdings, Inc.
6.250% due 04/01/2029		500	510

Triumph Group, Inc.
5.250% due 06/01/2022		500	497
7.750% due 08/15/2025		500	504
8.875% due 06/01/2024		375	423

Twilio, Inc.
3.625% due 03/15/2029		375	381
3.875% due 03/15/2031		250	256

U.S. Acute Care Solutions LLC
6.375% due 03/01/2026		750	779

U.S. Foods, Inc.
4.750% due 02/15/2029		1,000	1,001
6.250% due 04/15/2025		375	403

U.S. Renal Care, Inc.
10.625% due 07/15/2027		1,500	1,653

Uber Technologies, Inc.
7.500% due 05/15/2025		750	810

Univision Communications, Inc.
5.125% due 02/15/2025		1,500	1,522

Urban One, Inc.
7.375% due 02/01/2028		375	389

Valaris PLC
4.875% due 06/01/2022 ^(c)		500	67
5.850% due 01/15/2044 ^(c)		250	34

Verisure Holding AB
3.250% due 02/15/2027	EUR	500	592

Verisure Midholding AB
5.250% due 02/15/2029		500	607

Veritas US, Inc.
7.500% due 09/01/2025		$750	780

Vertical Holdco GmbH
7.625% due 07/15/2028		500	539

Vertical U.S. Newco, Inc.
5.250% due 07/15/2027		500	524

Viking Cruises Ltd.
5.875% due 09/15/2027		1,000	979
7.000% due 02/15/2029		500	516
13.000% due 05/15/2025		250	294

Vine Energy Holdings LLC
6.750% due 04/15/2029 (a)		625	625

Vine Oil & Gas LP
8.750% due 04/15/2023		250	267
9.750% due 04/15/2023		250	268

Virgin Media Finance PLC
3.750% due 07/15/2030	EUR	2,000	2,355
5.000% due 07/15/2030		$1,000	1,000

Virgin Media Secured Finance PLC
4.500% due 08/15/2030		1,000	1,010

Vmed O2 UK Financing PLC
3.250% due 01/31/2031	EUR	1,000	1,183

VOC Escrow Ltd.
5.000% due 02/15/2028		$500	495

Waste Pro USA, Inc.
5.500% due 02/15/2026		1,000	1,027

WESCO Distribution, Inc.
7.125% due 06/15/2025		500	547
7.250% due 06/15/2028		750	838

Western Midstream Operating LP
5.300% due 02/01/2030		1,325	1,441
6.500% due 02/01/2050		1,250	1,354

White Cap Buyer LLC
6.875% due 10/15/2028		1,750	1,861

White Cap Parent LLC (8.250% Cash or 9.000% PIK)
8.250% due 03/15/2026 (b)		750	784

Williams Scotsman International, Inc.
4.625% due 08/15/2028		250	255

WMG Acquisition Corp.
3.000% due 02/15/2031		1,000	953
3.875% due 07/15/2030		500	506

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

WPX Energy, Inc.
5.250% due 10/15/2027		$500	$534
5.875% due 06/15/2028		325	359

Wyndham Hotels & Resorts, Inc.
4.375% due 08/15/2028		500	507

Wynn Las Vegas LLC
5.250% due 05/15/2027		1,000	1,048

XPO Logistics, Inc.
6.250% due 05/01/2025		1,000	1,077

Yum! Brands, Inc.
3.625% due 03/15/2031		500	481
4.625% due 01/31/2032 (a)		1,000	1,022
6.875% due 11/15/2037		1,000	1,214

Zayo Group Holdings, Inc.
4.000% due 03/01/2027		250	246
6.125% due 03/01/2028		1,000	1,028

Ziggo Bond Co. BV
3.375% due 02/28/2030	EUR	500	579
6.000% due 01/15/2027		$1,500	1,567

Ziggo BV
4.875% due 01/15/2030		500	512
5.500% due 01/15/2027		797	831

			347,892

UTILITIES 5.4%

Antero Midstream Partners LP
5.375% due 09/15/2024		250	253

Calpine Corp.
4.500% due 02/15/2028		500	505
5.000% due 02/01/2031		500	489
5.125% due 03/15/2028		750	755

Clearway Energy Operating LLC
3.750% due 02/15/2031		1,500	1,443

CrownRock LP
5.625% due 10/15/2025		1,000	1,022

Endeavor Energy Resources LP
5.500% due 01/30/2026		1,000	1,040
5.750% due 01/30/2028		1,000	1,058
6.625% due 07/15/2025		250	268

Frontier Communications Corp.
5.000% due 05/01/2028		250	255
5.875% due 10/15/2027		375	398
6.750% due 05/01/2029		500	528

Genesis Energy LP
7.750% due 02/01/2028		500	501

Lorca Telecom Bondco S.A.
4.000% due 09/18/2027	EUR	500	603

Lumen Technologies, Inc.
4.500% due 01/15/2029		$1,000	977
6.450% due 06/15/2021		1,000	1,008

NRG Energy, Inc.
3.625% due 02/15/2031		500	488
6.625% due 01/15/2027		500	521

PG&E Corp.
5.000% due 07/01/2028		250	265
5.250% due 07/01/2030		250	265

Sprint Capital Corp.
8.750% due 03/15/2032		1,500	2,220

Sprint Corp.
7.625% due 02/15/2025		1,500	1,791
7.875% due 09/15/2023		1,000	1,144

Talen Energy Supply LLC
7.250% due 05/15/2027		750	768

Tallgrass Energy Partners LP
5.500% due 09/15/2024		662	673
6.000% due 12/31/2030		500	495

Targa Resources Partners LP
4.875% due 02/01/2031		500	507
5.875% due 04/15/2026		1,500	1,573
6.875% due 01/15/2029		625	690

Telecom Italia Capital S.A.
6.375% due 11/15/2033		1,000	1,179

86	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

March 31, 2021

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Telecom Italia SpA
5.303% due 05/30/2024	$500	$542

TerraForm Power Operating LLC
5.000% due 01/31/2028	1,000	1,081

		25,305

Total Corporate Bonds & Notes (Cost $396,326)		411,326

	SHARES
COMMON STOCKS 0.9%

COMMUNICATION SERVICES 0.1%

Clear Channel Outdoor Holdings, Inc. (d)	51,501	93

iHeartMedia, Inc. ‘A’ (d)	11,879	215

iHeartMedia, Inc. ‘B’ «(d)	9,227	151

		459

CONSUMER DISCRETIONARY 0.0%

Desarrolladora Homex S.A.B. de C.V. (d)	294,527	0

ENERGY 0.0%

CHC Group LLC «(d)	77,756	2

	SHARES	MARKET VALUE (000S)
FINANCIALS 0.5%

Associated Materials Group, Inc. «(f)	331,570	$2,235

DB Investors, Inc. «(f)	13	0

		2,235

HEALTH CARE 0.0%

Advanz Pharma Corp. Ltd. (d)	5,394	92

INDUSTRIALS 0.2%

Noble Corp. «	4,576	81

Noble Corp. «(f)	38,152	676

Pacific Drilling SA «(f)	2,287	257

		1,014

MATERIALS 0.1%

Hexion Holdings Corp. (d)(f)	13,610	204

Total Common Stocks (Cost $7,911)		4,006

WARRANTS 0.0%

FINANCIALS 0.0%

DB Investors, Inc. - Exp. 01/18/2024 «(f)	50	0

Total Warrants (Cost $0)		0

	SHARES	MARKET VALUE (000S)
PREFERRED SECURITIES 1.1%

INDUSTRIALS 1.1%

Sequa Corp. (12.000% PIK)
12.000% «(b)	3,497	$5,164

Total Preferred Securities (Cost $2,400)		5,164

Total Investments in Securities (Cost $415,855)		427,660

INVESTMENTS IN AFFILIATES 8.3%

SHORT-TERM INSTRUMENTS 8.3%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 8.3%

PIMCO Short-Term Floating NAV Portfolio III	3,982,382	39,266

Total Short-Term Instruments (Cost $39,225)		39,266

Total Investments in Affiliates (Cost $39,225)		39,266

Total Investments 99.0% (Cost $455,080)		$466,926

Financial Derivative Instruments (g)(h) 0.6% (Cost or Premiums, net $1,787)		2,672

Other Assets and Liabilities, net 0.4%		2,240

Net Assets 100.0%		$471,838

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
«	Security valued using significant unobservable inputs (Level 3).
µ

All or a portion of this amount represents unfunded loan commitments. The interest rate for the unfunded portion will be determined at the time of funding. See Note 4, Securities and Other Investments, in the Notes to Financial Statements for more information regarding unfunded loan commitments.

~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

**	Contingent convertible security.
(a)	When-issued security.
(b)	Payment in-kind security.
(c)	Security is not accruing income as of the date of this report.
(d)	Security did not produce income within the last twelve months.
(e)	Perpetual maturity; date shown, if applicable, represents next contractual call date.

(f)  RESTRICTED SECURITIES:

Issuer Description	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
Associated Materials Group, Inc.	08/24/2020	$2,105	$2,235	0.47%
DB Investors, Inc.	06/28/2019	0	0	0.00
DB Investors, Inc. - Exp. 01/18/2024	01/18/2024 - 06/28/2019	0	0	0.00
Hexion Holdings Corp.	01/05/2017	394	204	0.04
Noble Corp.	02/05/2021 - 02/08/2021	445	676	0.14
Occidental Petroleum Corp.6.125% due 01/01/2031	12/08/2020	1,000	1,106	0.24
Pacific Drilling SA	02/25/2021	240	257	0.06

		$4,184	$4,478	0.95%

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2021	87

Schedule of Investments	PIMCO High Yield Spectrum Fund	(Cont.)

BORROWINGS AND OTHER FINANCING TRANSACTIONS

The average amount of borrowings outstanding during the period ended March 31, 2021 was $(457) at a weighted average interest rate of 1.157%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(g)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(1)

Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(2)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(3)	Variation Margin
									Asset	Liability
CDX.HY-35 5-Year Index	5.000%	Quarterly	12/20/2025	$	22,500	$1,792	$281	$2,073	$85	$0

Total Swap Agreements						$1,792	$281	$2,073	$85	$0

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of March 31, 2021:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$0	$85	$85	$0	$0	$0	$0

Cash of $2,571 has been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2021. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(3)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(h)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BPS	04/2021	EUR	681		$812	$14	$0

BRC	04/2021	GBP	757		1,047	3	0

HUS	04/2021	EUR	1,968		2,352	44	0
	04/2021	GBP	2,453		3,421	39	0
	04/2021		$590	EUR	500	0	(3)

SCX	04/2021	EUR	55,598		$67,541	2,340	0
	05/2021		55,599		65,382	144	0

Total Forward Foreign Currency Contracts						$2,584	$(3)

SWAP AGREEMENTS:

TOTAL RETURN SWAPS ON INTEREST RATE INDICES

Counterparty	Pay/Receive(1)	Underlying Reference	# of Units	Financing Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
MYC	Receive	iBoxx USD Liquid High Yield Index	N/A	0.187% (3-Month USD-LIBOR plus a specified spread)	Maturity	06/21/2021	$10,000	$(5)	$11	$6	$0

Total Swap Agreements								$(5)	$11	$6	$0

88	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

March 31, 2021

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of March 31, 2021:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(2)
BPS	$14	$0	$0	$14	$0	$0	$0	$0	$14	$0	$14
BRC	3	0	0	3	0	0	0	0	3	0	3
HUS	83	0	0	83	(3)	0	0	(3)	80	0	80
MYC	0	0	6	6	0	0	0	0	6	0	6
SCX	2,484	0	0	2,484	0	0	0	0	2,484	(2,330)	154

Total Over the Counter	$2,584	$0	$6	$2,590	$(3)	$0	$0	$(3)

(1)

Receive represents that the Fund receives payments for any positive net return on the underlying reference. The Fund makes payments for any negative net return on such underlying reference. Pay represents that the Fund receives payments for any negative net return on the underlying reference. The Fund makes payments for any positive net return on such underlying reference.

(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2021:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Swap Agreements	$0	$85	$0	$0	$0	$85

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$2,584	$0	$2,584
Swap Agreements	0	0	0	0	6	6

	$0	$0	$0	$2,584	$6	$2,590

	$0	$85	$0	$2,584	$6	$2,675

Financial Derivative Instruments - Liabilities
Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$3	$0	$3

The effect of Financial Derivative Instruments on the Statements of Operations for the year ended March 31, 2021:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Swap Agreements	$0	$(141)	$0	$0	$2	$(139)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(3,449)	$0	$(3,449)
Swap Agreements	0	0	0	0	1,309	1,309

	$0	$0	$0	$(3,449)	$1,309	$(2,140)

	$0	$(141)	$0	$(3,449)	$1,311	$(2,279)

Net Change in Unrealized Appreciation on Financial Derivative Instruments
Exchange-traded or centrally cleared
Swap Agreements	$0	$1,601	$0	$0	$0	$1,601

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$2,930	$0	$2,930
Swap Agreements	0	0	0	0	383	383

	$0	$0	$0	$2,930	$383	$3,313

	$0	$1,601	$0	$2,930	$383	$4,914

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2021	89

Schedule of Investments	PIMCO High Yield Spectrum Fund	(Cont.)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2021 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2021
Investments in Securities, at Value
Loan Participations and Assignments	$0	$7,029	$135	$7,164
Corporate Bonds & Notes
Banking & Finance	0	38,129	0	38,129
Industrials	625	347,239	28	347,892
Utilities	0	25,305	0	25,305
Common Stocks
Communication Services	308	0	151	459
Energy	0	0	2	2
Financials	0	0	2,235	2,235
Health Care	92	0	0	92
Industrials	0	0	1,014	1,014
Materials	204	0	0	204
Preferred Securities
Industrials	0	0	5,164	5,164

	$1,229	$417,702	$8,729	$427,660

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$39,266	$0	$0	$39,266

Total Investments	$40,495	$417,702	$8,729	$466,926

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2021
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	$0	$85	$0	$85
Over the counter	0	2,590	0	2,590

	$0	$2,675	$0	$2,675

Financial Derivative Instruments - Liabilities
Over the counter	$0	$(3)	$0	$(3)

Total Financial Derivative Instruments	$0	$2,672	$0	$2,672

Totals	$40,495	$420,374	$8,729	$469,598

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ended March 31, 2021:

Category and Subcategory	Beginning Balance at 03/31/2020	Net Purchases	Net Sales/ Settlements	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation)(1)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 03/31/2021	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 03/31/2021 (1)
Investments in Securities, at Value
Loan Participations and Assignments	$910	$231	$(11)	$0	$(80)	$56	$0	$(971)	$135	$(2)
Corporate Bonds & Notes
Industrials	0	0	0	0	0	24	4	0	28	24
Common Stocks
Communication Services	0	222	0	0	0	(71)	0	0	151	(71)
Consumer Discretionary	50	0	0	0	(85)	35	0	0	0	0
Energy	0	538	0	0	0	(536)	0	0	2	(536)
Financials	2	2,105	0	0	(6)	134	0	0	2,235	134
Health Care	0	0	0	0	(696)	696	0	0	0	0
Industrials	0	685	0	0	0	329	0	0	1,014	329
Warrants	0	0	0	0	0	0	0	0	0	0
Preferred Securities
Industrials	1,361	0	(671)	0	(324)	4,798	0	0	5,164	4,474

Totals	$2,323	$3,781	$(682)	$0	$(1,191)	$5,465	$4	$(971)	$8,729	$4,352

90	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

March 31, 2021

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category and Subcategory	Ending Balance at 03/31/2021	Valuation Technique	Unobservable Inputs	(% Unless Noted Otherwise)
				Input Value(s)	Weighted Average
Investments in Securities, at Value
Loan Participations and Assignments	$135	Third Party Vendor	Broker Quote	100.000	—
Corporate Bonds & Notes
Industrials	28	Proxy Pricing	Base Price	0.260-1.375	1.220
Common Stocks
Communication Services	151	Reference Instrument	Liquidity Discount	10.000	—
Energy	2	Other Valuation Techniques(2)	—	—	—
Financials	2,235	Market Comparable Valuation	EBITDA	8.500x	—
Industrials	1,014	Other Valuation Techniques(2)	—	—	—
Preferred Securities
Industrials	5,164	Market Comparable Valuation	EBITDA	14.500x/12.000x	—

Total	$8,729

(1)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at March 31, 2021 may be due to an investment no longer held or categorized as Level 3 at period end.

(2)	Includes valuation techniques not defined in the Notes to Financial Statements as securities valued using such techniques are not considered significant to the Fund.

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2021	91

Schedule of Investments	PIMCO Long-Term Credit Bond Fund

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 117.3%

LOAN PARTICIPATIONS AND ASSIGNMENTS 3.1%

AAdvantage Loyalty IP Ltd.
TBD% due 04/20/2028	$1,250	$1,281

Ahlstrom-Munksjo Oyj
TBD% due 03/11/2028	3,500	3,510

Aramark Services, Inc.
1.859% (LIBOR03M + 1.750%) due 03/11/2025 ~	466	462

Arches Buyer, Inc.
3.750% (LIBOR03M + 3.250%) due 12/06/2027 ~	6,284	6,254

Avolon TLB Borrower (U.S.) LLC
3.250% (LIBOR03M + 2.500%) due 12/01/2027 ~	1,796	1,798

AWAS Aviation Capital Ltd.
4.870% due 10/03/2021 «(h)	7,122	7,213

Caesars Resort Collection LLC
2.859% (LIBOR03M + 2.750%) due 12/23/2024 ~	4,547	4,482
4.609% (LIBOR03M + 4.500%) due 07/21/2025 ~	2,388	2,396

Camelot U.S. Acquisition Co.
3.109% (LIBOR03M + 3.000%) due 10/30/2026 ~	99	98

Carnival Corp.
8.500% (LIBOR03M + 7.500%) due 06/30/2025 ~	1,489	1,541

CenturyLink, Inc.
2.359% (LIBOR03M + 2.250%) due 03/15/2027 ~	1,706	1,689

Chobani LLC
4.500% (LIBOR03M + 3.500%) due 10/20/2027 ~	995	996

Citadel Securities LP
2.609% (LIBOR03M + 2.500%) due 02/29/2028 ~	2,400	2,378

CommScope, Inc.
3.359% (LIBOR03M + 3.250%) due 04/06/2026 ~	1,675	1,667

Core & Main LP
3.750% (LIBOR03M + 2.750%) due 08/01/2024 ~	1,197	1,195

Cornerstone Building Brands, Inc.
3.856% (LIBOR03M + 3.750%) due 04/12/2025 ~	5,136	5,138

CSC Holdings LLC
2.606% (LIBOR03M + 2.500%) due 04/15/2027 ~	1,662	1,646

Dell International LLC
2.000% (LIBOR03M + 1.750%) due 09/19/2025 ~	191	191

Delos Finance SARL
2.004% (LIBOR03M + 1.750%) due 10/06/2023 ~	6,300	6,296

Diamond Resorts Corp.
4.750% (LIBOR03M + 3.750%) due 09/02/2023 ~	3,714	3,718

Diamond Sports Group LLC
3.360% (LIBOR03M + 3.250%) due 08/24/2026 ~	4,925	3,491

E.W. Scripps Co.
3.313% (LIBOR03M + 2.563%) due 05/01/2026 ~	882	878

EW Scripps Co.
3.750% (LIBOR03M + 3.000%) due 01/07/2028 ~	2,893	2,888

Foundation Building Materials Holding Co LLC
3.750% (LIBOR03M + 3.250%) due 02/03/2028 ~	3,436	3,410

Intelsat Jackson Holdings S.A.
3.600% - 6.500% (LIBOR03M + 5.500%) due 07/13/2022 ~	262	267
8.000% (PRIME + 4.750%) due 11/27/2023 ~	1,200	1,222

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

IRB Holding Corp.
4.250% (LIBOR03M + 3.250%) due 12/15/2027 ~		$5,000	$4,995

Jefferies Finance LLC
4.500% (LIBOR03M + 3.750%) due 09/30/2027 ~		995	989

Level 3 Financing, Inc.
1.859% (LIBOR03M + 1.750%) due 03/01/2027 ~		337	333

MH Sub LLC
3.609% (LIBOR03M + 3.500%) due 09/13/2024 ~		4,560	4,512

Nielsen Consumer, Inc.
4.103% (LIBOR03M + 4.000%) due 03/06/2028 ~		4,400	4,390

Nielsen Finance LLC
2.103% (LIBOR03M + 2.000%) due 10/04/2023 ~		274	274

Numericable Group S.A.
3.000% (EUR003M + 3.000%) due 07/31/2025 ~	EUR	1,562	1,808

Parexel International Corp.
2.859% (LIBOR03M + 2.750%) due 09/27/2024 ~		$973	962

Peraton Holding Corp.
TBD% due 02/01/2028 µ		5,500	5,502
4.500% (LIBOR03M + 3.750%) due 02/01/2028 ~		3,125	3,126

Rackspace Hosting, Inc.
3.500% (LIBOR03M + 2.750%) due 02/15/2028 ~		4,100	4,073

RegionalCare Hospital Partners Holdings, Inc.
3.859% (LIBOR03M + 3.750%) due 11/16/2025 ~		3,533	3,529

SS&C Technologies Holdings Europe SARL
1.859% (LIBOR03M + 1.750%) due 04/16/2025 ~		717	711

SS&C Technologies, Inc.
1.859% (LIBOR03M + 1.750%) due 04/16/2025 ~		960	952

Traverse Midstream Partners LLC
6.500% (LIBOR03M + 5.500%) due 09/27/2024 ~		339	337

U.S. Foods, Inc.
1.859% (LIBOR03M + 1.750%) due 06/27/2023 ~		487	481

Univision Communications, Inc.
2.857% (LIBOR03M + 2.750%) due 03/15/2024 ~		2,111	2,099

USI, Inc.
TBD% (LIBOR03M + 3.250%) due 12/02/2026 ~		891	883

Westmoreland Mining Holdings LLC
9.250% (LIBOR03M + 8.250%) due 03/15/2022 «~		368	365

Westmoreland Mining Holdings LLC (15.000% PIK)
15.000% due 03/15/2029 «(a)		2,550	1,556

White Cap Buyer LLC
4.500% (LIBOR03M + 4.000%) due 10/19/2027 ~		698	698

WR Grace & Co.
1.953% (LIBOR03M + 1.750%) due 04/03/2025 ~		683	680

Zayo Group Holdings, Inc.
3.109% (LIBOR03M + 3.000%) due 03/09/2027 ~		1,247	1,239

Total Loan Participations and Assignments (Cost $113,577)			110,599

CORPORATE BONDS & NOTES 70.0%

BANKING & FINANCE 22.2%

Alexandria Real Estate Equities, Inc.
3.000% due 05/18/2051		1,500	1,368
3.375% due 08/15/2031		2,200	2,323

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
4.000% due 02/01/2050		$800	$856
4.700% due 07/01/2030		700	817
4.850% due 04/15/2049		700	840

Alfa Bank AO Via Alfa Bond Issuance PLC
5.950% due 04/15/2030 •(g)		1,400	1,434

Allstate Corp.
6.500% due 05/15/2067 •		1,400	1,798

Ally Financial, Inc.
8.000% due 11/01/2031		2,500	3,450

American Express Co.
4.050% due 12/03/2042		82	91

American Financial Group, Inc.
4.500% due 06/15/2047		7,700	8,623

American Homes 4 Rent LP
4.250% due 02/15/2028		1,800	1,976
4.900% due 02/15/2029		300	343

American International Group, Inc.
4.750% due 04/01/2048		600	716
5.750% due 04/01/2048 •		600	670

American Tower Corp.
2.950% due 01/15/2051		7,000	6,200
3.100% due 06/15/2050		10,900	10,039
3.700% due 10/15/2049		5,000	5,063

Arch Capital Finance LLC
5.031% due 12/15/2046		500	611

Arch Capital Group Ltd.
3.635% due 06/30/2050		2,465	2,476

Ares Finance Co. LLC
3.250% due 06/15/2030		1,100	1,117

AvalonBay Communities, Inc.
3.900% due 10/15/2046		4,800	5,223

Aviation Capital Group LLC
3.875% due 05/01/2023		3,400	3,551
4.875% due 10/01/2025		4,500	4,902

Avolon Holdings Funding Ltd.
2.875% due 02/15/2025		2,000	1,995

AXIS Specialty Finance LLC
3.900% due 07/15/2029		4,000	4,313

Banco Bilbao Vizcaya Argentaria S.A.
5.875% due 09/24/2023 •(f)(g)	EUR	800	1,001

Banco Bradesco S.A.
3.200% due 01/27/2025		$2,900	2,972

Banco BTG Pactual S.A.
2.750% due 01/11/2026		2,300	2,181
4.500% due 01/10/2025		3,100	3,173

Banco Inbursa S.A. Institucion de Banca Multiple
4.375% due 04/11/2027		200	214

Banco Mercantil del Norte S.A.
7.500% due 06/27/2029 •(f)(g)		1,200	1,315

Bancolombia S.A.
4.625% due 12/18/2029 •(g)		3,000	3,041

Bank of America Corp.
2.676% due 06/19/2041 •		19,400	18,202
3.946% due 01/23/2049 •		265	290
4.244% due 04/24/2038 •		185	211
4.330% due 03/15/2050 •		60	69
4.443% due 01/20/2048 •		100	116
7.750% due 05/14/2038		7,700	11,835

Bank of America N.A.
6.000% due 10/15/2036		1,200	1,657

Bank of Nova Scotia
4.900% due 06/04/2025 •(f)(g)		1,600	1,705

Barclays PLC
6.125% due 12/15/2025 •(f)(g)		4,500	4,920
7.875% due 03/15/2022 •(f)(g)		200	211

Berkshire Hathaway Finance Corp.
4.250% due 01/15/2049		70	81

BGC Partners, Inc.
4.375% due 12/15/2025		600	639
5.375% due 07/24/2023		3,300	3,589

Blackstone Holdings Finance Co. LLC
2.800% due 09/30/2050		350	315
3.500% due 09/10/2049		2,500	2,528

92	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

March 31, 2021

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Block Financial LLC
3.875% due 08/15/2030		$4,200	$4,337

BNP Paribas S.A.
4.625% due 02/25/2031 •(f)(g)		5,400	5,380

Brighthouse Financial, Inc.
4.700% due 06/22/2047		1,070	1,093

Brixmor Operating Partnership LP
4.125% due 05/15/2029		1,200	1,298

Brookfield Finance LLC
3.450% due 04/15/2050		2,000	1,898

Brookfield Finance, Inc.
3.500% due 03/30/2051		8,700	8,329

Brookfield Property REIT, Inc.
5.750% due 05/15/2026		700	722

Carlyle Finance LLC
5.650% due 09/15/2048		3,100	3,928

Carlyle Holdings Finance LLC
5.625% due 03/30/2043		1,100	1,355

CBL & Associates LP
5.950% due 12/15/2026 ^(b)		700	402

Chubb INA Holdings, Inc.
4.350% due 11/03/2045		85	101

CI Financial Corp.
3.200% due 12/17/2030		1,600	1,593

CIFI Holdings Group Co. Ltd.
5.950% due 10/20/2025		1,600	1,704

Citigroup, Inc.
8.125% due 07/15/2039		2,900	4,767

Cleveland Clinic Foundation
4.858% due 01/01/2114		45	58

CME Group, Inc.
4.150% due 06/15/2048		1,825	2,194

Cooperatieve Rabobank UA
5.250% due 05/24/2041		75	97

Credit Suisse AG
6.500% due 08/08/2023 (g)		2,425	2,676

Credit Suisse Group AG
3.750% due 03/26/2025		500	539
3.869% due 01/12/2029 •		750	805
5.250% due 02/11/2027 •(f)(g)		2,393	2,423
6.250% due 12/18/2024 •(f)(g)		2,800	2,988
6.375% due 08/21/2026 •(f)(g)		2,400	2,558
7.250% due 09/12/2025 •(f)(g)		3,600	3,908

Crown Castle International Corp.
3.250% due 01/15/2051		900	830
4.300% due 02/15/2029		605	679
4.750% due 05/15/2047		2,650	3,032
5.200% due 02/15/2049		9,248	11,328

CubeSmart LP
4.375% due 02/15/2029		1,900	2,118

CVS Pass-Through Trust
4.704% due 01/10/2036		1,480	1,623

Deutsche Bank AG
3.547% due 09/18/2031 •		5,400	5,583
3.729% due 01/14/2032 •(h)		10,900	10,582
3.961% due 11/26/2025 •		5,800	6,285

Doctors Co. An Interinsurance Exchange
6.500% due 10/15/2023		10,150	10,998

EPR Properties
3.750% due 08/15/2029		2,950	2,813
4.500% due 06/01/2027		1,167	1,198
4.950% due 04/15/2028		100	103

Equinix, Inc.
3.000% due 07/15/2050		1,400	1,236

Equitable Holdings, Inc.
4.350% due 04/20/2028		200	224

Erste Group Bank AG
4.250% due 10/15/2027 •(f)(g)	EUR	1,200	1,479

Essex Portfolio LP
2.650% due 03/15/2032		$3,000	2,956

Everest Reinsurance Holdings, Inc.
3.500% due 10/15/2050		2,000	1,938

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Fairfax Financial Holdings Ltd.
4.625% due 04/29/2030		$2,300	$2,515
4.850% due 04/17/2028		2,500	2,783

Farmers Insurance Exchange
4.747% due 11/01/2057 •		7,000	7,299

First Republic Bank
4.625% due 02/13/2047		2,000	2,389

FMR LLC
6.450% due 11/15/2039		4,500	6,237

Ford Motor Credit Co. LLC
1.048% (US0003M + 0.810%) due 04/05/2021 ~		3,890	3,890
1.463% (US0003M + 1.270%) due 03/28/2022 ~		1,100	1,093
3.087% due 01/09/2023		1,600	1,629
3.375% due 11/13/2025		4,850	4,938
5.584% due 03/18/2024		8,100	8,753

Fortress Transportation & Infrastructure Investors LLC
6.500% due 10/01/2025		1,400	1,466
6.750% due 03/15/2022		1,685	1,688

Freedom Mortgage Corp.
7.625% due 05/01/2026		300	315
8.250% due 04/15/2025		4,525	4,723

GAIF Bond Issuer Pty. Ltd.
3.400% due 09/30/2026		5,000	5,396

GE Capital Funding LLC
4.400% due 05/15/2030		7,450	8,441
4.550% due 05/15/2032		7,450	8,549

GLP Capital LP
4.000% due 01/15/2030		5,000	5,211
5.300% due 01/15/2029		3,600	4,046

Goldman Sachs Group, Inc.
4.017% due 10/31/2038 •		18,500	20,553

Goodman U.S. Finance Four LLC
4.500% due 10/15/2037		3,600	3,998

Goodman U.S. Finance Three LLC
3.700% due 03/15/2028		3,700	3,935

Guardian Life Insurance Co. of America
4.850% due 01/24/2077		3,903	4,549

Hartford Financial Services Group, Inc.
2.319% due 02/12/2067 •		2,900	2,791

High Street Funding Trust
4.682% due 02/15/2048		1,500	1,689

Highwoods Realty LP
3.050% due 02/15/2030		5,000	5,057

Host Hotels & Resorts LP
4.500% due 02/01/2026		1,900	2,058

HSBC Holdings PLC
2.848% due 06/04/2031 •		1,400	1,402
4.041% due 03/13/2028 •		7,100	7,777
4.583% due 06/19/2029 •		2,090	2,351
4.600% due 12/17/2030 •(f)(g)		1,400	1,388
5.875% due 09/28/2026 •(f)(g)	GBP	5,378	8,202
6.500% due 03/23/2028 •(f)(g)		$9,600	10,782
7.625% due 05/17/2032		1,800	2,492

Intercontinental Exchange, Inc.
4.250% due 09/21/2048		1,185	1,319

Intesa Sanpaolo SpA
7.750% due 01/11/2027 •(f)(g)	EUR	9,650	13,893

Invesco Finance PLC
5.375% due 11/30/2043		$55	68

JAB Holdings BV
2.200% due 11/23/2030		1,750	1,646

Jefferies Group LLC
6.500% due 01/20/2043		2,100	2,690

JPMorgan Chase & Co.
3.109% due 04/22/2051 •		6,300	6,182
3.964% due 11/15/2048 •		110	121
8.750% due 09/01/2030		275	407

Kaisa Group Holdings Ltd.
7.875% due 06/30/2021		600	605
8.500% due 06/30/2022		3,100	3,162
9.375% due 06/30/2024		6,400	6,160
9.750% due 09/28/2023		1,500	1,530

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
11.250% due 04/09/2022		$700	$724
11.500% due 01/30/2023		3,300	3,438
11.950% due 10/22/2022		1,600	1,686
11.950% due 11/12/2023		1,300	1,368

Kennedy-Wilson, Inc.
5.000% due 03/01/2031		700	710
5.875% due 04/01/2024		700	707

Kilroy Realty LP
2.500% due 11/15/2032		3,400	3,201

Kimco Realty Corp.
3.700% due 10/01/2049		1,800	1,811

KKR Group Finance Co. LLC
3.500% due 08/25/2050		1,500	1,489
3.625% due 02/25/2050		3,600	3,651

KWG Group Holdings Ltd.
6.000% due 09/15/2022		1,000	1,020

KWG Property Holding Ltd.
5.875% due 11/10/2024		200	203

Lazard Group LLC
4.375% due 03/11/2029		209	233

Legg Mason, Inc.
5.625% due 01/15/2044		1,400	1,855

Liberty Mutual Group, Inc.
3.951% due 10/15/2050		900	932

Life Storage LP
4.000% due 06/15/2029		1,600	1,736

Lincoln National Corp.
4.350% due 03/01/2048		3,000	3,332

Lloyds Bank PLC
7.500% due 04/02/2032 þ		4,600	3,536

Lloyds Banking Group PLC
3.574% due 11/07/2028 •		4,060	4,387
7.875% due 06/27/2029 •(f)(g)	GBP	200	348

Loews Corp.
4.125% due 05/15/2043		$40	43

Manulife Financial Corp.
5.375% due 03/04/2046		7,300	9,574

Marsh & McLennan Cos., Inc.
4.350% due 01/30/2047		200	232

MGM Growth Properties Operating Partnership LP
3.875% due 02/15/2029		2,600	2,595
5.750% due 02/01/2027		1,900	2,098

Mitsubishi UFJ Financial Group, Inc.
4.153% due 03/07/2039		2,200	2,481

Mitsubishi UFJ Lease & Finance Co. Ltd.
3.406% due 02/28/2022		200	205

Mizuho Financial Group, Inc.
2.201% due 07/10/2031 •		3,200	3,094
2.869% due 09/13/2030 •		2,500	2,554

Morgan Stanley
7.500% due 04/02/2032 þ(h)		11,300	9,040

MPT Operating Partnership LP
3.500% due 03/15/2031		1,900	1,867

Nasdaq, Inc.
2.500% due 12/21/2040		2,000	1,760

Nationwide Building Society
3.960% due 07/18/2030 •		6,800	7,428

Nationwide Mutual Insurance Co.
9.375% due 08/15/2039		2,500	4,092

Natwest Group PLC
4.269% due 03/22/2025 •		800	873
4.445% due 05/08/2030 •		4,100	4,570
4.892% due 05/18/2029 •		5,200	5,931
5.076% due 01/27/2030 •		4,100	4,749
5.125% due 05/12/2027 •(f)(g)	GBP	2,500	3,629

Neuberger Berman Group LLC
4.500% due 03/15/2027		$400	443
4.875% due 04/15/2045		2,700	2,788

Nippon Life Insurance Co.
3.400% due 01/23/2050 •		1,000	1,019

Nissan Motor Acceptance Corp.
2.000% due 03/09/2026		4,800	4,786
3.650% due 09/21/2021		2,200	2,229

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2021	93

Schedule of Investments	PIMCO Long-Term Credit Bond Fund	(Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Nomura Holdings, Inc.
2.679% due 07/16/2030		$6,200	$6,098

Northwestern Mutual Life Insurance Co.
3.450% due 03/30/2051		11,900	11,936

Ohio National Financial Services, Inc.
5.550% due 01/24/2030		3,000	3,277

Ohio National Life Insurance Co.
6.875% due 06/15/2042		500	583

Omega Healthcare Investors, Inc.
4.750% due 01/15/2028		4,500	4,948

Pacific Life Insurance Co.
9.250% due 06/15/2039		14,605	22,227

Pacific LifeCorp
3.350% due 09/15/2050		700	683

Park Aerospace Holdings Ltd.
4.500% due 03/15/2023		5,530	5,778

Penn Mutual Life Insurance Co.
7.625% due 06/15/2040		1,000	1,386

Physicians Realty LP
3.950% due 01/15/2028		1,900	2,034

Pine Street Trust
5.568% due 02/15/2049		3,800	4,688

Pinnacol Assurance
8.625% due 06/25/2034 «(h)		7,000	8,506

Piper Jaffray Cos.
5.200% due 10/15/2023		6,000	6,023

Powerlong Real Estate Holdings Ltd.
5.950% due 04/30/2025		3,200	3,364

Progressive Corp.
4.125% due 04/15/2047		500	576

Prologis LP
3.000% due 04/15/2050		2,223	2,137

Prudential Financial, Inc.
3.935% due 12/07/2049		106	116

Radian Group, Inc.
6.625% due 03/15/2025		1,100	1,235

Raymond James Financial, Inc.
4.950% due 07/15/2046		25	31

Regency Centers LP
3.700% due 06/15/2030		800	857
4.400% due 02/01/2047		1,100	1,181
4.650% due 03/15/2049		500	551

Rexford Industrial Realty LP
2.125% due 12/01/2030		1,800	1,685

Sabra Health Care LP
4.800% due 06/01/2024		1,300	1,416

Santander UK Group Holdings PLC
4.750% due 09/15/2025		3,400	3,772
6.750% due 06/24/2024 •(f)(g)	GBP	700	1,049

SBA Communications Corp.
3.125% due 02/01/2029		$1,000	962
3.875% due 02/15/2027		3,000	3,070

SBA Tower Trust
2.328% due 07/15/2052		200	204

Sberbank of Russia Via SB Capital S.A.
5.250% due 05/23/2023 (g)		2,300	2,440

Selective Insurance Group, Inc.
5.375% due 03/01/2049		1,700	1,978

Shriram Transport Finance Co. Ltd.
5.950% due 10/24/2022		2,300	2,364

SL Green Realty Corp.
4.500% due 12/01/2022		2,800	2,933

SLM Corp.
4.200% due 10/29/2025		1,600	1,684

Societe Generale S.A.
7.375% due 10/04/2023 •(f)(g)		4,800	5,193

Spirit Realty LP
3.200% due 02/15/2031		4,300	4,312
3.400% due 01/15/2030		700	726
4.450% due 09/15/2026		1,300	1,444

Standard Chartered PLC
3.265% due 02/18/2036 •		1,300	1,264
4.305% due 05/21/2030 •(j)		2,000	2,230

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Stifel Financial Corp.
4.000% due 05/15/2030		$1,100	$1,190

STORE Capital Corp.
2.750% due 11/18/2030		1,400	1,372

Sumitomo Mitsui Financial Group, Inc.
2.296% due 01/12/2041		1,800	1,598

Sunac China Holdings Ltd.
7.000% due 07/09/2025		2,000	2,055
7.350% due 07/19/2021		300	304
8.350% due 04/19/2023		900	938

Teachers Insurance & Annuity Association of America
4.270% due 05/15/2047		400	451
6.850% due 12/16/2039		371	537

Tesco Property Finance PLC
5.411% due 07/13/2044	GBP	751	1,331
5.661% due 10/13/2041		49	88
5.744% due 04/13/2040		95	173
7.623% due 07/13/2039		3,114	6,295

Travelers Cos., Inc.
4.050% due 03/07/2048		$1,000	1,152
4.100% due 03/04/2049		30	35

Trust Fibra Uno
6.390% due 01/15/2050		3,900	4,306
6.950% due 01/30/2044		5,300	6,176

UBS Group AG
4.375% due 02/10/2031 •(f)(g)		9,300	9,198
7.125% due 08/10/2021 •(f)(g)		2,700	2,755

UDR, Inc.
4.400% due 01/26/2029		700	792

UniCredit SpA
6.625% due 06/03/2023 •(f)(g)	EUR	2,200	2,781
7.500% due 06/03/2026 •(f)(g)		3,000	4,172
7.830% due 12/04/2023		$6,900	8,047

Unum Group
4.500% due 12/15/2049		3,100	3,115

Ventas Realty LP
4.875% due 04/15/2049		500	563

VEREIT Operating Partnership LP
3.400% due 01/15/2028		3,300	3,484
3.950% due 08/15/2027		1,100	1,208

Voya Financial, Inc.
4.700% due 01/23/2048 •		500	511
5.700% due 07/15/2043		630	817

WEA Finance LLC
3.750% due 09/17/2024		900	953

Wells Fargo & Co.
3.068% due 04/30/2041 •		2,500	2,457
4.650% due 11/04/2044		70	81

Wells Fargo Bank N.A.
6.600% due 01/15/2038		3,700	5,257

Welltower, Inc.
4.950% due 09/01/2048		2,950	3,509
5.125% due 03/15/2043		800	937
6.500% due 03/15/2041		925	1,237

Weyerhaeuser Co.
4.000% due 11/15/2029		6,900	7,686
6.950% due 10/01/2027		16,922	21,567
7.375% due 03/15/2032		2,413	3,393
7.950% due 03/15/2025		200	242

Willis North America, Inc.
3.875% due 09/15/2049		725	773

Yango Justice International Ltd.
7.500% due 04/15/2024		200	196

			804,506

INDUSTRIALS 34.0%

7-Eleven, Inc.
2.800% due 02/10/2051		3,000	2,692

AbbVie, Inc.
4.050% due 11/21/2039		2,900	3,251
4.400% due 11/06/2042		2,970	3,457
4.450% due 05/14/2046		7,000	8,084
4.550% due 03/15/2035		4,700	5,472
4.700% due 05/14/2045		1,100	1,306

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
4.750% due 03/15/2045		$3,000	$3,593
4.850% due 06/15/2044		3,300	4,024
4.875% due 11/14/2048		2,445	2,952

Abu Dhabi Crude Oil Pipeline LLC
4.600% due 11/02/2047		1,400	1,585

Adani Electricity Mumbai Ltd.
3.949% due 02/12/2030		1,800	1,819

Adani Transmission Ltd.
4.250% due 05/21/2036		869	899

Advantage Sales & Marketing, Inc.
6.500% due 11/15/2028		1,100	1,146

Aetna, Inc.
3.875% due 08/15/2047		40	42
4.125% due 11/15/2042		25	27

Alaska Airlines Class A Pass-Through Trust
4.800% due 02/15/2029		1,922	2,109

Alcon Finance Corp.
3.800% due 09/23/2049		2,200	2,312

Alibaba Group Holding Ltd.
4.200% due 12/06/2047		2,000	2,212

Altice Financing S.A.
2.250% due 01/15/2025	EUR	1,500	1,722

Altice France S.A.
3.375% due 01/15/2028		2,200	2,524
5.500% due 01/15/2028		$2,200	2,257

Altria Group, Inc.
3.875% due 09/16/2046		3,200	3,110
5.800% due 02/14/2039		4,100	5,012

Amazon.com, Inc.
2.700% due 06/03/2060		6,400	5,690

America Movil S.A.B. de C.V.
6.125% due 03/30/2040		40	54

American Airlines Pass-Through Trust
3.200% due 12/15/2029		2,348	2,345
3.375% due 11/01/2028		3,635	3,540
3.650% due 02/15/2029		3,257	3,293
4.000% due 01/15/2027		421	389

Amgen, Inc.
3.150% due 02/21/2040		5,000	4,968
3.375% due 02/21/2050		3,200	3,205
4.563% due 06/15/2048		2,610	3,119
4.663% due 06/15/2051		5,153	6,265

AngloGold Ashanti Holdings PLC
3.750% due 10/01/2030		600	610

Anheuser-Busch Cos. LLC
4.700% due 02/01/2036		10,000	11,734
4.900% due 02/01/2046		3,400	4,071

Anheuser-Busch InBev Worldwide, Inc.
4.439% due 10/06/2048		4,100	4,612
4.750% due 04/15/2058		6,500	7,513
4.950% due 01/15/2042		5,600	6,708

Anthem, Inc.
3.700% due 09/15/2049		3,400	3,538
4.550% due 03/01/2048		1,900	2,246
4.650% due 01/15/2043		1,435	1,709
4.850% due 08/15/2054		85	101
5.100% due 01/15/2044		500	623

Aptiv PLC
5.400% due 03/15/2049		2,800	3,432

Bacardi Ltd.
5.300% due 05/15/2048		3,600	4,437

BAE Systems PLC
3.000% due 09/15/2050		1,800	1,644

Baker Hughes a GE Co. LLC
4.080% due 12/15/2047		500	534

Baptist Healthcare System Obligated Group
3.540% due 08/15/2050		300	304

BAT Capital Corp.
4.540% due 08/15/2047		5,800	5,849

Bayer U.S. Finance LLC
4.625% due 06/25/2038		1,800	2,070
4.700% due 07/15/2064		75	84
4.875% due 06/25/2048		3,400	4,078

94	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

March 31, 2021

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Bellis Acquisition Co. PLC
3.250% due 02/16/2026	GBP	4,500	$6,239

Berry Global, Inc.
1.570% due 01/15/2026		$1,400	1,380

Biogen, Inc.
3.250% due 02/15/2051		1,122	1,052

Boardwalk Pipelines LP
3.400% due 02/15/2031		2,800	2,804

Boeing Co.
3.625% due 02/01/2031		7,900	8,275
3.650% due 03/01/2047		800	738
5.150% due 05/01/2030		7,900	9,109
5.705% due 05/01/2040		6,400	7,846
5.805% due 05/01/2050		5,700	7,193
5.930% due 05/01/2060		6,900	8,877

Bombardier, Inc.
6.125% due 01/15/2023		600	625
7.500% due 12/01/2024		100	100

Bon Secours Mercy Health, Inc.
3.205% due 06/01/2050		1,500	1,469

Boston Scientific Corp.
4.700% due 03/01/2049		4,600	5,569
7.000% due 11/15/2035		1,500	2,106

BRF S.A.
5.750% due 09/21/2050		3,400	3,358

Bristol-Myers Squibb Co.
4.250% due 10/26/2049		830	979

British Airways Pass-Through Trust
3.300% due 06/15/2034		3,516	3,515
4.125% due 03/20/2033		2,614	2,626

Broadcom, Inc.
2.600% due 02/15/2033		2,000	1,865
3.500% due 02/15/2041		5,300	5,083
4.110% due 09/15/2028		7,682	8,412
4.150% due 11/15/2030		2,900	3,134
4.300% due 11/15/2032		3,500	3,816

Caesars Entertainment, Inc.
6.250% due 07/01/2025		2,200	2,348

Caesars Resort Collection LLC
5.250% due 10/15/2025		3,200	3,216
5.750% due 07/01/2025		1,200	1,268

Canadian Natural Resources Ltd.
6.250% due 03/15/2038		40	51

Canadian Pacific Railway Co.
6.125% due 09/15/2115		6,470	9,458

CCO Holdings LLC
4.500% due 05/01/2032		2,100	2,129

Celeo Redes Operacion Chile S.A.
5.200% due 06/22/2047		485	552

Celulosa Arauco y Constitucion S.A.
5.500% due 11/02/2047		1,500	1,747

Centene Corp.
4.625% due 12/15/2029		1,900	2,059

CF Industries, Inc.
4.950% due 06/01/2043		1,991	2,284
5.375% due 03/15/2044		2,600	3,089

Charter Communications Operating LLC
3.500% due 06/01/2041		2,500	2,374
3.700% due 04/01/2051		6,500	6,090
3.850% due 04/01/2061		8,700	7,991
4.800% due 03/01/2050		5,000	5,376
5.125% due 07/01/2049		7,000	7,888
5.375% due 05/01/2047		5,100	5,933
5.750% due 04/01/2048		3,025	3,686
6.484% due 10/23/2045		80	104

Cheniere Corpus Christi Holdings LLC
3.700% due 11/15/2029		6,500	6,863

Children’s Hospital Corp.
4.115% due 01/01/2047		25	30

Churchill Downs, Inc.
4.750% due 01/15/2028		3,500	3,628

Cigna Corp.
3.875% due 10/15/2047		115	123
4.900% due 12/15/2048		40	49

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Coca-Cola Femsa S.A.B. de C.V.
5.250% due 11/26/2043	$80	$100

Colonial Pipeline Co.
4.250% due 04/15/2048	20	22

Columbia Pipeline Group, Inc.
5.800% due 06/01/2045	50	62

Comcast Corp.
3.400% due 07/15/2046	5,625	5,831
3.999% due 11/01/2049	25	28
4.000% due 08/15/2047	9,400	10,545
4.750% due 03/01/2044	1,300	1,603

Conagra Brands, Inc.
5.300% due 11/01/2038	6,500	8,038

Constellation Brands, Inc.
4.500% due 05/09/2047	1,200	1,367

Corning, Inc.
5.450% due 11/15/2079	1,000	1,246

Corp. Nacional del Cobre de Chile
4.375% due 02/05/2049	1,000	1,118
4.500% due 08/01/2047	5,100	5,763

CoStar Group, Inc.
2.800% due 07/15/2030	800	783

Cox Communications, Inc.
4.600% due 08/15/2047	1,525	1,750
4.800% due 02/01/2035	4,800	5,653

CRH America Finance, Inc.
4.500% due 04/04/2048	3,800	4,391

CRH America, Inc.
5.125% due 05/18/2045	30	37

CSN Resources S.A.
7.625% due 04/17/2026	2,500	2,662

CSX Corp.
3.800% due 11/01/2046	75	80
4.250% due 11/01/2066	20	23

CVS Health Corp.
4.780% due 03/25/2038	705	834
5.300% due 12/05/2043	6,700	8,327

CVS Pass-Through Trust
7.507% due 01/10/2032	12,521	15,677
8.353% due 07/10/2031	271	352

DaVita, Inc.
4.625% due 06/01/2030	7,000	7,141

DCP Midstream Operating LP
5.625% due 07/15/2027	1,000	1,087

Dell International LLC
6.020% due 06/15/2026	1,500	1,777
8.100% due 07/15/2036	7,000	10,268
8.350% due 07/15/2046	2,980	4,543

Delta Air Lines, Inc.
2.900% due 10/28/2024	600	600
4.500% due 10/20/2025	1,200	1,282
7.000% due 05/01/2025	1,500	1,729
7.375% due 01/15/2026	9,500	11,120

Deutsche Telekom International Finance BV
4.750% due 06/21/2038	9,000	10,612

Diamondback Energy, Inc.
4.400% due 03/24/2051	200	205
4.750% due 05/31/2025	2,800	3,132

Eastern Energy Gas Holdings LLC
4.600% due 12/15/2044	1,200	1,344

Ecopetrol S.A.
7.375% due 09/18/2043	3,750	4,595

El Paso Natural Gas Co. LLC
8.375% due 06/15/2032	9,300	13,143

Embotelladora Andina S.A.
3.950% due 01/21/2050	800	848

Embraer Netherlands Finance BV
5.400% due 02/01/2027	500	522

Empresa Electrica Cochrane SpA
5.500% due 05/14/2027	3,611	3,780

Enbridge Energy Partners LP
5.500% due 09/15/2040	500	591

Enbridge, Inc.
4.500% due 06/10/2044	271	294

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Energy Transfer Operating LP
5.150% due 03/15/2045	$6,000	$6,211
5.250% due 04/15/2029	2,900	3,303
5.950% due 10/01/2043	50	56
6.125% due 12/15/2045	25	29
6.500% due 02/01/2042	6,400	7,655
7.500% due 07/01/2038	3,004	3,973

EnLink Midstream Partners LP
5.450% due 06/01/2047	1,200	971

Entergy Louisiana LLC
4.200% due 04/01/2050	4,200	4,752

Enterprise Products Operating LLC
4.450% due 02/15/2043	5,697	6,213
4.850% due 03/15/2044	13,179	15,217
4.875% due 08/16/2077 •	2,100	1,979
4.950% due 10/15/2054	830	958
5.950% due 02/01/2041	2,400	3,081
6.450% due 09/01/2040	100	134

Equifax, Inc.
3.100% due 05/15/2030	400	416

Expedia Group, Inc.
3.250% due 02/15/2030	5,000	5,038

Exxon Mobil Corp.
4.114% due 03/01/2046	90	99

Fairstone Financial, Inc.
7.875% due 07/15/2024	2,500	2,633

FedEx Corp.
4.050% due 02/15/2048	105	115
4.950% due 10/17/2048	1,935	2,366

Ferguson Finance PLC
3.250% due 06/02/2030	700	738

Fiserv, Inc.
4.400% due 07/01/2049	1,355	1,568

Flex Ltd.
3.750% due 02/01/2026	875	940
4.875% due 06/15/2029	2,000	2,260
4.875% due 05/12/2030	600	681

Ford Foundation
2.815% due 06/01/2070	1,600	1,449

Fox Corp.
5.576% due 01/25/2049	6,325	8,082

Fresenius Medical Care U.S. Finance, Inc.
2.375% due 02/16/2031	1,800	1,719

Gartner, Inc.
4.500% due 07/01/2028	1,000	1,032

GATX Corp.
4.500% due 03/30/2045	1,038	1,123

Gazprom OAO Via Gaz Capital S.A.
6.510% due 03/07/2022	700	735

General Electric Co.
3.625% due 05/01/2030	11,280	12,159
4.250% due 05/01/2040	2,600	2,858
4.350% due 05/01/2050	12,100	13,465
6.150% due 08/07/2037	30	40
6.875% due 01/10/2039	500	704

General Motors Co.
5.200% due 04/01/2045	25	29

Gilead Sciences, Inc.
4.150% due 03/01/2047	3,465	3,859

Global Payments, Inc.
4.150% due 08/15/2049	1,700	1,858

Globo Comunicacao e Participacoes S.A.
4.875% due 01/22/2030	2,300	2,324

HCA, Inc.
5.125% due 06/15/2039	2,400	2,888

Hess Corp.
7.300% due 08/15/2031	1,974	2,524

Hilton Domestic Operating Co., Inc.
3.750% due 05/01/2029	4,500	4,463
4.000% due 05/01/2031	5,450	5,460
4.875% due 01/15/2030	4,400	4,676

Humana, Inc.
4.625% due 12/01/2042	40	47
4.800% due 03/15/2047	1,600	1,919

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2021	95

Schedule of Investments	PIMCO Long-Term Credit Bond Fund	(Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Imperial Brands Finance PLC
3.875% due 07/26/2029	$6,700	$7,149

Industrias Penoles S.A.B. de C.V.
4.750% due 08/06/2050	1,000	1,029

Integris Baptist Medical Center, Inc.
3.875% due 08/15/2050	1,700	1,800

Intel Corp.
3.734% due 12/08/2047	83	90

International Business Machines Corp.
4.250% due 05/15/2049	800	923

International Flavors & Fragrances, Inc.
4.375% due 06/01/2047	800	902
5.000% due 09/26/2048	5,800	7,167

International Paper Co.
5.150% due 05/15/2046	1,000	1,270

JetBlue Pass-Through Trust
2.750% due 11/15/2033	1,349	1,361

Johnson Controls, Inc.
4.950% due 07/02/2064	20	22
5.700% due 03/01/2041	55	62

Kaiser Foundation Hospitals
4.150% due 05/01/2047	520	616

Kansas City Southern
4.950% due 08/15/2045	3,400	4,086

Kinder Morgan Energy Partners LP
4.700% due 11/01/2042	40	43
6.950% due 01/15/2038	270	363
7.400% due 03/15/2031	100	134

Kinder Morgan, Inc.
6.950% due 06/01/2028	3,795	4,629
7.420% due 02/15/2037	2,980	3,851
8.050% due 10/15/2030	3,825	5,197

Kraft Heinz Foods Co.
5.000% due 07/15/2035	1,600	1,844

Kroger Co.
4.450% due 02/01/2047	55	62

Laboratory Corp. of America Holdings
4.700% due 02/01/2045	1,900	2,162

LafargeHolcim Finance U.S. LLC
4.750% due 09/22/2046	2,521	2,931

Las Vegas Sands Corp.
2.900% due 06/25/2025	2,400	2,459
3.200% due 08/08/2024	200	209
3.500% due 08/18/2026	23,400	24,416
3.900% due 08/08/2029	4,400	4,526

Legacy LifePoint Health LLC
4.375% due 02/15/2027	100	98

Lenovo Group Ltd.
3.421% due 11/02/2030	2,000	2,012

Live Nation Entertainment, Inc.
3.750% due 01/15/2028	1,700	1,680
6.500% due 05/15/2027	2,860	3,178

Magellan Midstream Partners LP
3.950% due 03/01/2050	2,300	2,270

Marathon Oil Corp.
5.200% due 06/01/2045	800	874
6.600% due 10/01/2037	500	623

Marathon Petroleum Corp.
6.500% due 03/01/2041	1,800	2,396

Marriott International, Inc.
3.500% due 10/15/2032	200	208
3.750% due 03/15/2025	1,700	1,809
4.625% due 06/15/2030	1,900	2,128

Masco Corp.
4.500% due 05/15/2047	2,200	2,522

Massachusetts Mutual Life Insurance Co.
5.077% due 02/15/2069	2,500	2,916

Mattel, Inc.
5.875% due 12/15/2027	1,000	1,100

McDonald’s Corp.
4.450% due 09/01/2048	25	29
4.875% due 12/09/2045	85	103

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Melco Resorts Finance Ltd.
4.875% due 06/06/2025	$11,080	$11,413
5.250% due 04/26/2026	1,800	1,878
5.375% due 12/04/2029	1,300	1,384
5.625% due 07/17/2027	800	836

Memorial Sloan-Kettering Cancer Center
4.125% due 07/01/2052	40	47

MGM China Holdings Ltd.
4.750% due 02/01/2027	2,500	2,541
5.250% due 06/18/2025	1,700	1,774
5.875% due 05/15/2026	2,138	2,247

Moody’s Corp.
2.550% due 08/18/2060	1,900	1,544
4.875% due 12/17/2048	35	43

MPLX LP
4.125% due 03/01/2027	40	44
4.500% due 04/15/2038	25	27
4.900% due 04/15/2058	1,900	2,031
5.200% due 12/01/2047	60	68

Mylan, Inc.
5.200% due 04/15/2048	1,000	1,154

Netflix, Inc.
4.875% due 06/15/2030	2,400	2,767

New York and Presbyterian Hospital
4.063% due 08/01/2056	45	52

Newcrest Finance Pty. Ltd.
5.750% due 11/15/2041	3,225	4,143

Norfolk Southern Corp.
4.450% due 06/15/2045	4,500	5,237

Northern Natural Gas Co.
4.300% due 01/15/2049	5,000	5,679

Northrop Grumman Corp.
4.030% due 10/15/2047	1,600	1,782

Northwell Healthcare, Inc.
3.809% due 11/01/2049	2,500	2,616
4.260% due 11/01/2047	30	34

Novartis Capital Corp.
4.400% due 05/06/2044	35	43

Nutrition & Biosciences, Inc.
2.300% due 11/01/2030	2,000	1,940

NVR, Inc.
3.000% due 05/15/2030	3,600	3,698

NXP BV
3.400% due 05/01/2030	1,000	1,058
4.300% due 06/18/2029	4,000	4,481
5.550% due 12/01/2028	600	720

Occidental Petroleum Corp.
3.200% due 08/15/2026	1,600	1,538
7.000% due 11/15/2027	600	621
7.150% due 05/15/2028	1,722	1,883

Odebrecht Oil & Gas Finance Ltd.
0.000% due 04/26/2021 (c)(f)	1,253	8

ONE Gas, Inc.
4.500% due 11/01/2048	20	22
4.658% due 02/01/2044	50	57

ONEOK Partners LP
6.125% due 02/01/2041	7,125	8,367

Oracle Corp.
3.600% due 04/01/2050	8,191	7,948
3.650% due 03/25/2041 (h)	5,700	5,776
3.850% due 04/01/2060	10,715	10,535
3.950% due 03/25/2051 (h)	8,600	8,881
4.100% due 03/25/2061 (h)	8,500	8,814
4.375% due 05/15/2055	1,100	1,204

Ovintiv, Inc.
7.200% due 11/01/2031	4,700	5,890

Owens Corning
4.300% due 07/15/2047	3,018	3,277
4.400% due 01/30/2048	800	875

Pacific National Finance Pty. Ltd.
4.750% due 03/22/2028	6,600	6,943

Perrigo Finance Unlimited Co.
3.150% due 06/15/2030	1,600	1,573

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Petroleos Mexicanos
6.350% due 02/12/2048		$17,483	$14,439
6.840% due 01/23/2030		5,400	5,490
6.950% due 01/28/2060		4,421	3,800
7.690% due 01/23/2050		502	465

PetSmart, Inc.
4.750% due 02/15/2028		1,650	1,690

Philip Morris International, Inc.
3.875% due 08/21/2042		2,600	2,761

Phillips 66 Partners LP
4.680% due 02/15/2045		40	42

Pioneer Natural Resources Co.
7.200% due 01/15/2028		17,016	21,185

Prosus NV
3.680% due 01/21/2030		1,000	1,034
3.832% due 02/08/2051		2,700	2,377

QVC, Inc.
5.950% due 03/15/2043		2,965	2,898

Raytheon Technologies Corp.
4.050% due 05/04/2047		1,305	1,455
4.350% due 04/15/2047		700	800
4.450% due 11/16/2038		800	928

RCS & RDS S.A.
3.250% due 02/05/2028	EUR	3,600	4,245

ReNew Power Pvt Ltd.
5.875% due 03/05/2027		$1,800	1,923

Reynolds American, Inc.
5.850% due 08/15/2045		1,500	1,772
6.150% due 09/15/2043		500	604
7.250% due 06/15/2037		660	849

Rockies Express Pipeline LLC
4.800% due 05/15/2030		2,200	2,177
4.950% due 07/15/2029		6,000	6,139

Rolls-Royce PLC
3.625% due 10/14/2025		1,300	1,307
4.625% due 02/16/2026	EUR	2,200	2,788
5.750% due 10/15/2027		$900	959
5.750% due 10/15/2027	GBP	100	150

Royalty Pharma PLC
3.550% due 09/02/2050		$4,300	4,109

S&P Global, Inc.
3.250% due 12/01/2049		1,700	1,743

Sabine Pass Liquefaction LLC
4.200% due 03/15/2028		800	878
4.500% due 05/15/2030		7,200	8,094

Sands China Ltd.
4.375% due 06/18/2030		4,500	4,771
5.400% due 08/08/2028		400	458

Saudi Arabian Oil Co.
3.500% due 11/24/2070		5,000	4,448

Scripps Escrow, Inc.
3.875% due 01/15/2029		500	492

Seagate HDD Cayman
4.125% due 01/15/2031		700	712

Shift4 Payments LLC
4.625% due 11/01/2026		300	312

Siemens Financieringsmaatschappij NV
4.200% due 03/16/2047		1,000	1,168

Southern Co.
4.250% due 07/01/2036		3,640	4,100
4.400% due 07/01/2046		35	39

Southern Natural Gas Co. LLC
4.800% due 03/15/2047		65	75
7.350% due 02/15/2031		1,400	1,803

Southwest Airlines Co.
5.250% due 05/04/2025		800	911

Spectra Energy Partners LP
4.500% due 03/15/2045		1,675	1,809
5.950% due 09/25/2043		20	25

Spirit AeroSystems, Inc.
4.600% due 06/15/2028		8,800	8,640

Spirit Airlines Pass-Through Trust
4.100% due 10/01/2029		212	213

96	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

March 31, 2021

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Standard Industries, Inc.
4.750% due 01/15/2028		$1,405	$1,458
5.000% due 02/15/2027		2,500	2,611

Starbucks Corp.
3.500% due 11/15/2050		4,800	4,818
4.500% due 11/15/2048		40	47

Station Casinos LLC
4.500% due 02/15/2028		900	898

Studio City Finance Ltd.
5.000% due 01/15/2029		2,000	2,010
6.500% due 01/15/2028		3,000	3,217

Sutter Health
3.161% due 08/15/2040		350	349
3.361% due 08/15/2050		400	397

Suzano Austria GmbH
6.000% due 01/15/2029		1,400	1,650
7.000% due 03/16/2047		6,340	8,176

Syneos Health, Inc.
3.625% due 01/15/2029		900	877

Syngenta Finance NV
5.676% due 04/24/2048		4,300	4,484

T-Mobile USA, Inc.
3.300% due 02/15/2051		4,700	4,398
3.600% due 11/15/2060		7,300	7,024
3.875% due 04/15/2030		6,695	7,275

Takeda Pharmaceutical Co. Ltd.
3.175% due 07/09/2050		2,900	2,778

Telefonica Emisiones S.A.
4.895% due 03/06/2048		7,000	7,961

Tencent Holdings Ltd.
3.240% due 06/03/2050		2,700	2,493
3.290% due 06/03/2060		700	641
3.925% due 01/19/2038		400	426

Tennessee Gas Pipeline Co. LLC
2.900% due 03/01/2030		3,500	3,489
8.375% due 06/15/2032		1,275	1,789

Teva Pharmaceutical Finance Co. BV
3.650% due 11/10/2021		600	606

Teva Pharmaceutical Finance Netherlands BV
1.125% due 10/15/2024	EUR	400	446
1.250% due 03/31/2023		500	576
2.200% due 07/21/2021		$1,037	1,038
6.000% due 04/15/2024		600	640

Texas Eastern Transmission LP
7.000% due 07/15/2032		1,000	1,348

Texas Health Resources
2.328% due 11/15/2050		2,400	1,970

Textron, Inc.
2.450% due 03/15/2031		6,400	6,211

Time Warner Cable LLC
4.500% due 09/15/2042		820	878
5.250% due 07/15/2042	GBP	800	1,413
5.500% due 09/01/2041		$6,225	7,391
5.875% due 11/15/2040		4,520	5,630
6.550% due 05/01/2037		1,400	1,843
6.750% due 06/15/2039		4,984	6,693
7.300% due 07/01/2038		6,900	9,605

TransCanada PipeLines Ltd.
4.875% due 05/15/2048		4,400	5,214
7.625% due 01/15/2039		1,925	2,883

Transcontinental Gas Pipe Line Co. LLC
4.600% due 03/15/2048		4,440	5,057

Transocean, Inc.
7.250% due 11/01/2025		600	387

Travel + Leisure Co.
4.625% due 03/01/2030		2,200	2,284

Trustees of the University of Pennsylvania
4.674% due 09/01/2112		700	892

Tyson Foods, Inc.
4.550% due 06/02/2047		200	236
4.875% due 08/15/2034		2,200	2,634

Unigel Luxembourg S.A.
8.750% due 10/01/2026		2,200	2,379

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Union Pacific Corp.
2.973% due 09/16/2062		$3,300	$2,945
3.875% due 02/01/2055		35	37

United Airlines Pass-Through Trust
2.700% due 11/01/2033		4,631	4,515
3.100% due 01/07/2030		489	502
3.450% due 01/07/2030		3,995	4,013
4.000% due 10/11/2027		557	578
4.150% due 02/25/2033		2,106	2,255
4.300% due 02/15/2027		47	49
4.550% due 08/25/2031		3,714	3,924
5.875% due 04/15/2029		3,513	3,902

UnitedHealth Group, Inc.
3.700% due 08/15/2049		170	185
3.875% due 08/15/2059		500	560

University of Southern California
5.250% due 10/01/2111		40	56

Univision Communications, Inc.
5.125% due 02/15/2025		1,900	1,927

Utah Acquisition Sub, Inc.
5.250% due 06/15/2046		1,700	2,003

Vale Overseas Ltd.
6.250% due 08/10/2026		3,500	4,169
6.875% due 11/21/2036		6,639	8,838
6.875% due 11/10/2039		1,300	1,739

Verisk Analytics, Inc.
3.625% due 05/15/2050		2,000	1,970

Viking Ocean Cruises Ship Ltd.
5.625% due 02/15/2029		400	405

Virgin Australia Holdings Ltd.
8.125% due 11/15/2024 ^(b)		800	74

Virgin Media Secured Finance PLC
4.250% due 01/15/2030	GBP	2,100	2,907

Vmed O2 UK Financing PLC
4.250% due 01/31/2031		$1,800	1,754

VMware, Inc.
3.900% due 08/21/2027		400	437
4.700% due 05/15/2030		2,100	2,424

Walgreen Co.
4.400% due 09/15/2042		400	421

Walgreens Boots Alliance, Inc.
4.800% due 11/18/2044		45	50

Walt Disney Co.
3.500% due 05/13/2040		9,500	10,066

West Virginia United Health System Obligated Group
3.129% due 06/01/2050		800	764

Williams Cos., Inc.
5.100% due 09/15/2045		400	460
6.300% due 04/15/2040		1,900	2,447

Woodside Finance Ltd.
3.650% due 03/05/2025		100	106
3.700% due 09/15/2026		1,300	1,388
3.700% due 03/15/2028		1,126	1,170

Wynn Macau Ltd.
5.500% due 01/15/2026		1,700	1,776
5.500% due 10/01/2027		13,700	14,334

Yara International ASA
3.148% due 06/04/2030		100	103
4.750% due 06/01/2028		1,100	1,254

Yellowstone Energy LP
5.750% due 12/31/2026 «		1,090	1,207

Zimmer Biomet Holdings, Inc.
4.250% due 08/15/2035		205	214
4.450% due 08/15/2045		2,397	2,659

			1,228,508

UTILITIES 13.8%

AEP Texas, Inc.
4.150% due 05/01/2049		1,600	1,747

Alabama Power Co.
3.450% due 10/01/2049		2,100	2,149
4.150% due 08/15/2044		35	39

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Ameren Illinois Co.
3.250% due 03/15/2050	$1,000	$1,008

Arizona Public Service Co.
3.350% due 05/15/2050	1,500	1,491
3.500% due 12/01/2049	1,400	1,430
4.500% due 04/01/2042	700	803

AT&T, Inc.
3.500% due 09/15/2053	6,630	6,138
3.500% due 02/01/2061	700	636
3.550% due 09/15/2055	15,089	13,834
3.650% due 06/01/2051	9,500	9,205
3.650% due 09/15/2059	34,318	31,431
3.800% due 12/01/2057	30,117	28,708
3.850% due 06/01/2060	14,500	13,893

Atmos Energy Corp.
4.125% due 10/15/2044	25	27

Azure Power Solar Energy Pvt Ltd.
5.650% due 12/24/2024	3,900	4,141

Baltimore Gas & Electric Co.
3.200% due 09/15/2049	4,000	3,898

Berkshire Hathaway Energy Co.
5.150% due 11/15/2043	85	106

BG Energy Capital PLC
5.125% due 10/15/2041	3,100	3,751

Black Hills Corp.
3.875% due 10/15/2049	1,900	1,916

Brooklyn Union Gas Co.
4.487% due 03/04/2049	1,200	1,377

CenterPoint Energy Houston Electric LLC
3.350% due 04/01/2051	2,500	2,521

Centrais Eletricas Brasileiras S.A.
4.625% due 02/04/2030	4,800	4,808

Cleco Corporate Holdings LLC
4.973% due 05/01/2046	400	443

Comision Federal de Electricidad
5.750% due 02/14/2042	55	60

Commonwealth Edison Co.
3.650% due 06/15/2046	55	59
4.000% due 03/01/2048	700	785

Consolidated Edison Co. of New York, Inc.
3.700% due 11/15/2059	1,700	1,682
4.500% due 05/15/2058	4,600	5,293
4.625% due 12/01/2054	40	47
4.650% due 12/01/2048	1,900	2,259

Consumers Energy Co.
4.050% due 05/15/2048	2,500	2,879

Dominion Energy, Inc.
5.950% due 06/15/2035	35	46

Drax Finco PLC
6.625% due 11/01/2025	3,200	3,314

DTE Electric Co.
4.050% due 05/15/2048	1,600	1,817

Duke Energy Carolinas LLC
3.200% due 08/15/2049	7,800	7,663
3.950% due 03/15/2048	6,000	6,604

Duke Energy Corp.
3.950% due 08/15/2047	2,300	2,381
4.800% due 12/15/2045	85	98

Duke Energy Florida LLC
3.400% due 10/01/2046	55	56
4.200% due 07/15/2048	25	29

Duke Energy Progress LLC
3.600% due 09/15/2047	900	940

Duquesne Light Holdings, Inc.
2.532% due 10/01/2030	700	672

E.ON International Finance BV
6.650% due 04/30/2038	600	835

Edison International
5.750% due 06/15/2027	1,400	1,635

Electricite de France S.A.
4.950% due 10/13/2045	2,150	2,567

Emera U.S. Finance LP
4.750% due 06/15/2046	2,100	2,348

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2021	97

Schedule of Investments	PIMCO Long-Term Credit Bond Fund	(Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Enable Midstream Partners LP
5.000% due 05/15/2044		$2,257	$2,228

Enel Finance International NV
4.750% due 05/25/2047		3,000	3,555

Exelon Corp.
5.625% due 06/15/2035		200	252

Exelon Generation Co. LLC
5.600% due 06/15/2042		2,195	2,417

FirstEnergy Transmission LLC
5.450% due 07/15/2044		6,330	7,323

Florida Power & Light Co.
4.125% due 06/01/2048		120	140

Gazprom Neft OAO Via GPN Capital S.A.
4.375% due 09/19/2022		2,100	2,185
6.000% due 11/27/2023		4,600	5,071

Gazprom OAO Via Gaz Capital S.A.
3.125% due 11/17/2023	EUR	2,600	3,220
4.250% due 04/06/2024	GBP	7,000	10,279
5.150% due 02/11/2026		$8,400	9,215

Georgia Power Co.
4.300% due 03/15/2042		80	89
4.750% due 09/01/2040		25	29

Greenko Dutch BV
3.850% due 03/29/2026		4,000	4,027

Greenko Solar Mauritius Ltd.
5.550% due 01/29/2025		1,700	1,751

Gulf Power Co.
4.550% due 10/01/2044		4,000	4,350

Indiana Michigan Power Co.
4.250% due 08/15/2048		20	23
4.550% due 03/15/2046		400	470

IPALCO Enterprises, Inc.
4.250% due 05/01/2030		1,600	1,749

Jersey Central Power & Light Co.
6.150% due 06/01/2037		250	308

Kentucky Utilities Co.
4.375% due 10/01/2045		2,300	2,606

MidAmerican Energy Co.
3.650% due 08/01/2048		75	80
4.250% due 05/01/2046		3,450	3,983
4.250% due 07/15/2049		4,225	4,971

Mississippi Power Co.
4.250% due 03/15/2042		1,700	1,880

Monongahela Power Co.
5.400% due 12/15/2043		4,224	5,216

Nevada Power Co.
3.125% due 08/01/2050		5,300	5,102

New England Power Co.
3.800% due 12/05/2047		6,300	6,634

New York State Electric & Gas Corp.
3.300% due 09/15/2049		500	485

NGPL PipeCo LLC
7.768% due 12/15/2037		1,800	2,394

NiSource, Inc.
3.950% due 03/30/2048		1,245	1,313
4.375% due 05/15/2047		1,800	2,024
5.800% due 02/01/2042		300	380

Odebrecht Drilling Norbe Ltd.
6.350% due 12/01/2021 ^		58	57

Odebrecht Drilling Norbe Ltd. (6.350% Cash and 1.000% PIK)
7.350% due 12/01/2026 ^(a)		1,102	438

Odebrecht Offshore Drilling Finance Ltd.
6.720% due 12/01/2022 ^		631	620

Odebrecht Offshore Drilling Finance Ltd. (6.720% Cash and 1.000% PIK)
7.720% due 12/01/2026 ^(a)		5,599	1,106

Ohio Power Co.
4.000% due 06/01/2049		85	95

Oi S.A. (10.000% Cash or 12.000% PIK)
10.000% due 07/27/2025 (a)		1,400	1,480

Oncor Electric Delivery Co. LLC
3.800% due 06/01/2049		110	120

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

ONEOK, Inc.
4.950% due 07/13/2047		$4,100	$4,301
5.200% due 07/15/2048		2,450	2,684

Pacific Gas & Electric Co.
1.573% (US0003M + 1.375%) due 11/15/2021 ~		3,600	3,607
2.500% due 02/01/2031		2,400	2,266
3.300% due 08/01/2040		2,700	2,452
3.450% due 07/01/2025		400	424
3.500% due 08/01/2050		7,850	6,836
3.750% due 07/01/2028		2,400	2,546
3.950% due 12/01/2047		4,800	4,435
4.000% due 12/01/2046		100	93
4.500% due 07/01/2040		3,700	3,761
4.500% due 12/15/2041		2,900	2,820
4.550% due 07/01/2030		5,700	6,187
4.650% due 08/01/2028		1,300	1,433
4.750% due 02/15/2044		600	616
4.950% due 07/01/2050		2,100	2,163

PacifiCorp
4.125% due 01/15/2049		3,700	4,127
6.000% due 01/15/2039		90	121

Petrobras Global Finance BV
5.093% due 01/15/2030		1,935	2,014
6.250% due 12/14/2026	GBP	900	1,394
6.625% due 01/16/2034		150	232
6.750% due 06/03/2050		$6,800	7,271
6.900% due 03/19/2049		900	987

Piedmont Natural Gas Co., Inc.
3.350% due 06/01/2050		2,900	2,827
3.640% due 11/01/2046		1,000	1,019

PPL Capital Funding, Inc.
4.000% due 09/15/2047		1,700	1,833

PT Perusahaan Listrik Negara
4.000% due 06/30/2050		4,000	3,827

Puget Energy, Inc.
4.100% due 06/15/2030		500	543

Puget Sound Energy, Inc.
4.223% due 06/15/2048		2,700	3,033

Rio Oil Finance Trust
8.200% due 04/06/2028		4,462	5,098
9.250% due 07/06/2024		2,346	2,610

San Diego Gas & Electric Co.
3.750% due 06/01/2047		1,895	2,020
4.100% due 06/15/2049		1,578	1,780
4.150% due 05/15/2048		2,795	3,161
4.500% due 08/15/2040		2,700	3,142

Saudi Electricity Global Sukuk Co.
5.500% due 04/08/2044		5,100	6,191

Sempra Energy
4.000% due 02/01/2048		925	976
6.000% due 10/15/2039		2,935	3,902

Shell International Finance BV
3.625% due 08/21/2042		1,000	1,079
3.750% due 09/12/2046		165	177
4.000% due 05/10/2046		110	123

Southern California Edison Co.
3.600% due 02/01/2045		1,400	1,383
3.900% due 12/01/2041		3,800	3,804
3.900% due 03/15/2043		8,500	8,754
4.000% due 04/01/2047		6,900	7,119
4.050% due 03/15/2042		2,000	2,082
4.125% due 03/01/2048		700	736
4.650% due 10/01/2043		2,300	2,616
4.875% due 03/01/2049		1,000	1,164
5.950% due 02/01/2038		1,500	1,917
6.050% due 03/15/2039		4,500	5,866
6.650% due 04/01/2029		1,000	1,218

Southern California Gas Co.
3.750% due 09/15/2042		1,600	1,727
3.950% due 02/15/2050		3,500	3,881
4.300% due 01/15/2049		3,640	4,307
5.125% due 11/15/2040		300	373

Southern Co. Gas Capital Corp.
3.950% due 10/01/2046		50	52
4.400% due 05/30/2047		3,400	3,772

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Southern Power Co.
4.950% due 12/15/2046	$85	$94
5.150% due 09/15/2041	65	75

Southwestern Electric Power Co.
6.200% due 03/15/2040	8,200	10,968

Sprint Corp.
7.250% due 09/15/2021	5,569	5,716

Tampa Electric Co.
4.450% due 06/15/2049	5,100	5,940

Transocean Poseidon Ltd.
6.875% due 02/01/2027	1,700	1,574

Verizon Communications, Inc.
2.875% due 11/20/2050	3,000	2,671
2.987% due 10/30/2056	3,887	3,438
3.000% due 11/20/2060	11,700	10,180
3.700% due 03/22/2061	6,700	6,634
4.522% due 09/15/2048	232	270
4.862% due 08/21/2046	3,500	4,209

Virginia Electric & Power Co.
2.450% due 12/15/2050	1,850	1,584
3.800% due 09/15/2047	300	327

Vodafone Group PLC
4.375% due 02/19/2043	400	446
4.875% due 06/19/2049	1,980	2,356
5.250% due 05/30/2048	5,150	6,445

Washington Gas Light Co.
3.650% due 09/15/2049	900	953

Xcel Energy, Inc.
4.800% due 09/15/2041	40	47

		500,043

Total Corporate Bonds & Notes (Cost $2,385,908)		2,533,057

MUNICIPAL BONDS & NOTES 2.0%

CALIFORNIA 0.3%

California Infrastructure & Economic Development Bank Revenue Bonds, (BABs), Series 2010
6.486% due 05/15/2049	2,300	3,237

California State Public Works Board Revenue Bonds, (BABs), Series 2010
7.804% due 03/01/2035	2,600	3,726

California State University Revenue Bonds, (BABs), Series 2010
6.484% due 11/01/2041	700	1,010

Sacramento Municipal Utility District, California Revenue Bonds, (BABs), Series 2009
6.322% due 05/15/2036	300	415

University of California Revenue Bonds, Series 2012
4.858% due 05/15/2112	440	558

University of California Revenue Bonds, Series 2015
4.767% due 05/15/2115	835	1,040

		9,986

GEORGIA 0.4%

Municipal Electric Authority of Georgia Revenue Bonds, (BABs), Series 2010
6.655% due 04/01/2057	10,010	14,448

ILLINOIS 0.1%

Chicago, Illinois General Obligation Bonds, Series 2009
6.050% due 01/01/2029	730	800

Chicago, Illinois General Obligation Bonds, Series 2015
7.750% due 01/01/2042	68	75

Illinois Municipal Electric Agency Revenue Bonds, (BABs), Series 2009
6.832% due 02/01/2035	2,000	2,586

		3,461

98	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

March 31, 2021

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INDIANA 0.0%

Indiana Finance Authority Revenue Bonds, (BABs), Series 2009
6.596% due 02/01/2039	$800	$1,125

OHIO 0.5%

American Municipal Power, Inc., Ohio Revenue Bonds, (BABs), Series 2010
6.270% due 02/15/2050	5,060	6,893
7.834% due 02/15/2041	4,990	7,766
8.084% due 02/15/2050	1,000	1,722

		16,381

PENNSYLVANIA 0.4%

Pennsylvania Economic Development Financing Authority Revenue Bonds, (BABs), Series 2010
6.532% due 06/15/2039	11,500	15,785

TEXAS 0.2%

Dallas Convention Center Hotel Development Corp., Texas Revenue Bonds, (BABs), Series 2009
7.088% due 01/01/2042	4,000	5,442

University of Texas System Revenue Bonds, Series 2017
3.354% due 08/15/2047	45	49

		5,491

VIRGINIA 0.1%

Tobacco Settlement Financing Corp., Virginia Revenue Bonds, Series 2007
6.706% due 06/01/2046	3,075	3,228

WASHINGTON 0.0%

Washington State Convention Center Public Facilities District Revenue Bonds, (BABs), Series 2010
6.790% due 07/01/2040	1,100	1,397

Total Municipal Bonds & Notes (Cost $55,195)		71,302

U.S. GOVERNMENT AGENCIES 3.8%

Ginnie Mae, TBA
2.000% due 05/01/2051	4,000	4,033
2.500% due 05/01/2051	3,500	3,605

Uniform Mortgage-Backed Security
4.000% due 02/01/2049	111	119

Uniform Mortgage-Backed Security, TBA
2.500% due 05/01/2051	126,060	129,098

Total U.S. Government Agencies (Cost $139,029)		136,855

U.S. TREASURY OBLIGATIONS 26.5%

U.S. Treasury Bonds
1.375% due 11/15/2040 (j)	28,370	24,141
1.375% due 08/15/2050 (j)	156,370	122,066
1.625% due 11/15/2050 (j)	142,125	118,475
1.875% due 02/15/2041 (j)(l)	205,700	191,590
2.000% due 02/15/2050 (j)	30,700	28,086
2.250% due 08/15/2049 (j)(l)(n)	24,111	23,324
2.375% due 11/15/2049 (l)(n)	19,726	19,606
3.000% due 08/15/2048 (j)(l)	168,500	189,155
3.000% due 02/15/2049 (j)(l)(n)	194,636	218,741

U.S. Treasury Inflation Protected Securities (e)
0.375% due 01/15/2027 (l)	596	657
0.500% due 01/15/2028 (l)	6,373	7,102

U.S. Treasury Notes
0.625% due 08/15/2030	17,253	15,638

Total U.S. Treasury Obligations (Cost $988,538)		958,581

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
NON-AGENCY MORTGAGE-BACKED SECURITIES 0.5%

Banc of America Funding Trust
5.500% due 01/25/2036	$226	$206
5.750% due 03/25/2036	151	152

Bear Stearns Adjustable Rate Mortgage Trust
3.121% due 11/25/2034 ~	617	619

Bear Stearns ALT-A Trust
3.192% due 11/25/2034 ~	26	27

Chase Mortgage Finance Trust
3.310% due 12/25/2037 ^~	216	194

Citigroup Mortgage Loan Trust
0.589% due 11/25/2036 •	111	112

Countrywide Alternative Loan Trust
0.769% due 09/25/2035 •	357	277

Countrywide Home Loan Mortgage Pass-Through Trust
2.912% due 04/20/2035 ~	2	2

Credit Suisse Mortgage Capital Certificates
3.482% due 08/26/2058 ~	1,973	1,975

Deutsche ALT-A Securities, Inc. Mortgage Loan Trust
0.249% due 07/25/2047 •	193	183

GSMPS Mortgage Loan Trust
0.459% due 03/25/2035 •	826	771

IndyMac Mortgage Loan Trust
0.709% due 07/25/2035 •	361	346

JP Morgan Mortgage Trust
2.149% due 11/25/2033 ~	7	8

Merrill Lynch Mortgage Investors Trust
2.123% due 05/25/2033 ~	9	9

NAAC Reperforming Loan REMIC Trust Certificates
0.559% due 02/25/2035 ^•	1,181	1,030

New Residential Mortgage Loan Trust
2.750% due 11/25/2059 ~	10,108	10,551

Nomura Asset Acceptance Corp. Alternative Loan Trust
1.179% due 02/25/2035 •	604	618
3.295% due 08/25/2035 ~	132	138

Residential Accredit Loans, Inc. Trust
3.541% due 02/25/2035 ^~	530	452

Residential Funding Mortgage Securities, Inc. Trust
3.861% due 02/25/2036 ^~	274	257

Sequoia Mortgage Trust
0.778% due 05/20/2034 •	589	607

Structured Adjustable Rate Mortgage Loan Trust
2.529% due 03/25/2034 ~	12	12

WaMu Mortgage Pass-Through Certificates Trust
0.989% due 07/25/2044 •	232	233
1.746% due 11/25/2041 ~	175	173

Total Non-Agency Mortgage-Backed Securities (Cost $18,134)		18,952

ASSET-BACKED SECURITIES 1.2%

ACE Securities Corp. Home Equity Loan Trust
0.904% due 01/25/2035 •	836	823

AIM Aviation Finance Ltd.
4.213% due 02/15/2040 þ	2,285	1,846

Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates
0.784% due 07/25/2035 •	616	616
0.979% due 07/25/2034 •	296	297

Asset-Backed Securities Corp. Home Equity Loan Trust
1.069% due 07/25/2035 •	1,628	1,634

Bayview Financial Acquisition Trust
6.101% due 05/28/2037 þ	6	7

Bear Stearns Asset-Backed Securities Trust
0.739% due 12/25/2035 •	1,492	1,493
0.849% due 01/25/2034 •	3	3

ECAF Ltd.
4.947% due 06/15/2040	2,746	2,591

JP Morgan Mortgage Acquisition Corp.
0.829% due 12/25/2035 •	3,700	3,682

KDAC Aviation Finance Ltd.
4.212% due 12/15/2042	1,055	1,023

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Labrador Aviation Finance Ltd.
4.300% due 01/15/2042		$2,643	$2,604

Lehman XS Trust
0.909% due 10/25/2035 •		94	94

MAPS Ltd.
4.212% due 05/15/2043		1,474	1,490

METAL LLC
4.581% due 10/15/2042		2,150	1,776

RAAC Trust
0.489% due 10/25/2046 •		99	97

RBSSP Resecuritization Trust
0.290% due 11/26/2036 •		746	740

Residential Asset Mortgage Products Trust
0.359% due 08/25/2046 •		416	415

RR 7 Ltd.
1.591% due 01/15/2033 •		10,500	10,542

Sapphire Aviation Finance Ltd.
4.250% due 03/15/2040		2,016	2,010

Saxon Asset Securities Trust
0.904% due 03/25/2035 ^•		327	322

SLM Student Loan Trust
1.718% due 04/25/2023 •		2,176	2,195

Sprite Ltd.
4.250% due 12/15/2037		1,605	1,625

START Ireland
4.089% due 03/15/2044		802	807

Towd Point Mortgage Trust
1.109% due 05/25/2058 •		645	651

Vertical Bridge Holdings LLC
2.636% due 09/15/2050		3,200	3,211

Total Asset-Backed Securities (Cost $42,572)			42,594

SOVEREIGN ISSUES 4.5%

Argentina Government International Bond
0.125% due 07/09/2041 þ		16,048	5,550
0.125% due 07/09/2046 þ		172	53
1.000% due 07/09/2029		253	91
36.119% (BADLARPP + 2.000%) due 04/03/2022 ~	ARS	1,840	12

Australia Government International Bond
1.000% due 11/21/2031	AUD	7,750	5,407

Chile Government International Bond
3.860% due 06/21/2047		$40	43

Emirate of Abu Dhabi Government International Bond
2.700% due 09/02/2070		2,900	2,460
3.875% due 04/16/2050		3,400	3,703

Indonesia Government International Bond
4.200% due 10/15/2050		2,500	2,746

Mexico Government International Bond
3.771% due 05/24/2061		11,900	10,560

Panama Government International Bond
4.500% due 05/15/2047		35	39

Peru Government International Bond
5.350% due 08/12/2040	PEN	5,000	1,212
5.400% due 08/12/2034		2,200	573
5.940% due 02/12/2029		59,700	18,108
6.150% due 08/12/2032		28,400	8,229
6.350% due 08/12/2028		28,929	9,024
6.950% due 08/12/2031		1,000	310
8.200% due 08/12/2026		64,680	22,596

Qatar Government International Bond
3.750% due 04/16/2030		$1,500	1,680
4.817% due 03/14/2049		1,000	1,228

Russia Government International Bond
7.650% due 04/10/2030	RUB	1,746,300	24,226
8.500% due 09/17/2031		1,102,500	16,228

Saudi Government International Bond
3.450% due 02/02/2061		$12,000	11,069

South Africa Government International Bond
5.750% due 09/30/2049		9,000	8,310
8.250% due 03/31/2032	ZAR	10,000	587
8.875% due 02/28/2035		80,000	4,609
10.500% due 12/21/2026		30,500	2,354

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2021	99

Schedule of Investments	PIMCO Long-Term Credit Bond Fund	(Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Ukraine Government International Bond
7.375% due 09/25/2032	$1,000	$1,008
7.750% due 09/01/2021	2,000	2,040

Total Sovereign Issues (Cost $180,358)		164,055

	SHARES
COMMON STOCKS 0.0%

FINANCIALS 0.0%

Stearns Holdings LLC ‘B’ «(h)	182,295	809

INDUSTRIALS 0.0%

Westmoreland Mining Holdings LLC «(h)	32,402	178

Total Common Stocks (Cost $1,804)		987

WARRANTS 0.0%

UTILITIES 0.0%

Vistra Corp. - Exp. 02/02/2024	8,823	3

Total Warrants (Cost $23)		3

PREFERRED SECURITIES 5.5%

BANKING & FINANCE 4.0%

AgriBank FCB
6.875% (US0003M + 4.225%) due 01/01/2024 ~(f)	40,000	4,370

Banco Santander S.A.
6.250% due 09/11/2021 •(f)(g)	9,700,000	11,624

Bank of America Corp.
5.125% due 06/20/2024 •(f)	1,100,000	1,169
5.875% due 03/15/2028 •(f)	1,100,000	1,201

Capital Farm Credit ACA
5.000% due 03/15/2026 •(f)	6,400,000	6,560

Charles Schwab Corp.
4.000% due 12/01/2030 •(f)	7,000,000	6,890
5.000% due 12/01/2027 •(f)	2,500,000	2,593
5.375% due 06/01/2025 •(f)	1,500,000	1,661

Citigroup, Inc.
4.000% due 12/10/2025 •(f)	4,000,000	4,049
4.700% due 01/30/2025 •(f)	4,800,000	4,843
5.000% due 09/12/2024 •(f)	3,000,000	3,098
5.950% due 05/15/2025 •(f)	7,000,000	7,560

Citizens Financial Group, Inc.
5.650% due 10/06/2025 •(f)	3,600,000	3,985

CoBank ACB
6.250% due 10/01/2026 •(f)	3,700,000	4,015

	SHARES	MARKET VALUE (000S)

Depository Trust & Clearing Corp.
3.351% due 06/15/2021 ~(f)	8,250,000	$8,106

Discover Financial Services
5.500% due 10/30/2027 •(f)	1,500,000	1,562
6.125% due 06/23/2025 •(f)	5,200,000	5,791

Goldman Sachs Group, Inc.
4.400% due 02/10/2025 •(f)(j)	4,000,000	4,130

HSBC Bank Capital Funding Sterling LP
5.844% due 11/05/2031 •(f)	400,000	777

HSBC Capital Funding LP
10.176% due 06/30/2030 •(f)	2,600,000	4,260

JPMorgan Chase & Co.
3.682% (US0003M + 3.470%) due 04/30/2021 ~(f)	7,334,000	7,338
4.000% due 04/01/2025 •(f)(j)	7,500,000	7,432
4.600% due 02/01/2025 •(f)	4,500,000	4,556
5.000% due 08/01/2024 •(f)	277,000	287
6.125% due 04/30/2024 •(f)	6,877,000	7,386

Nationwide Building Society
10.250% ~	6,800	1,734

Reinsurance Group of America, Inc.
6.200% (US0003M + 4.370%) due 09/15/2042 ~	54,575	1,466

State Street Corp.
5.900% (US0003M + 3.108%) due 03/15/2024 ~(f)	22,800	642

Stichting AK Rabobank Certificaten
6.500% due 12/29/2049 (f)	6,822,950	10,388

Truist Financial Corp.
5.100% due 03/01/2030 •(f)	1,200,000	1,311

U.S. Bancorp
4.000% due 04/15/2026 (f)	3,800	94
5.300% due 04/15/2027 •(f)	3,600,000	3,957

Wells Fargo & Co.
4.750% due 03/15/2025 (f)	98,700	2,520
5.900% due 06/15/2024 •(f)	5,300,000	5,652

		143,007

INDUSTRIALS 0.5%

Energy Transfer Operating LP
6.750% due 05/15/2025 •(f)	1,500,000	1,438

General Electric Co.
3.514% due 06/15/2021 ~(f)	18,400,000	17,411

		18,849

UTILITIES 1.0%

AT&T Mobility LLC
7.000% due 10/20/2022 «(f)(h)	1,148,058	30,607

	SHARES	MARKET VALUE (000S)

AT&T, Inc.
2.875% due 03/02/2025 •(f)	1,500,000	$1,759

CenterPoint Energy, Inc.
6.125% due 09/01/2023 •(f)	2,200,000	2,306

Sempra Energy
4.875% due 10/15/2025 •(f)	3,000,000	3,217

		37,889

Total Preferred Securities (Cost $192,451)		199,745

	PRINCIPAL AMOUNT (000s)
SHORT-TERM INSTRUMENTS 0.2%

REPURCHASE AGREEMENTS (i) 0.2%
		5,943

U.S. TREASURY BILLS 0.0%
0.026% due 04/29/2021 (c)(d)	$435	435

Total Short-Term Instruments (Cost $6,378)		6,378

Total Investments in Securities (Cost $4,123,967)		4,243,108

	SHARES
INVESTMENTS IN AFFILIATES 1.5%

SHORT-TERM INSTRUMENTS 1.5%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 1.5%

PIMCO Short-Term Floating NAV Portfolio III	5,653,616	55,745

Total Short-Term Instruments (Cost $55,750)		55,745

Total Investments in Affiliates (Cost $55,750)		55,745

Total Investments 118.8% (Cost $4,179,717)		$4,298,853

Financial Derivative Instruments (k)(m) 0.3% (Cost or Premiums, net $35,407)		9,461

Other Assets and Liabilities, net (19.1)%		(691,275)

Net Assets 100.0%		$3,617,039

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
«	Security valued using significant unobservable inputs (Level 3).
µ

All or a portion of this amount represents unfunded loan commitments. The interest rate for the unfunded portion will be determined at the time of funding. See Note 4, Securities and Other Investments, in the Notes to Financial Statements for more information regarding unfunded loan commitments.

~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
(a)	Payment in-kind security.
(b)	Security is not accruing income as of the date of this report.
(c)	Zero coupon security.
(d)	Coupon represents a yield to maturity.
(e)	Principal amount of security is adjusted for inflation.
(f)	Perpetual maturity; date shown, if applicable, represents next contractual call date.
(g)	Contingent convertible security.

100	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

March 31, 2021

(h)  RESTRICTED SECURITIES:

Issuer Description	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
AT&T Mobility LLC 7.000% due 10/20/2022	09/24/2020	$30,817	$30,607	0.85%
AWAS Aviation Capital Ltd. 4.870% due 10/03/2021	10/02/2014	7,122	7,213	0.20
Deutsche Bank AG 3.729% due 01/14/2032	01/11/2021 - 02/01/2021	10,900	10,582	0.29
Morgan Stanley 7.500% due 04/02/2032	02/11/2020	9,678	9,040	0.25
Oracle Corp. 3.650% due 03/25/2041	03/22/2021	5,662	5,776	0.16
Oracle Corp. 3.950% due 03/25/2051	03/22/2021	8,585	8,881	0.25
Oracle Corp. 4.100% due 03/25/2061	03/22/2021	8,483	8,814	0.24
Pinnacol Assurance 8.625% due 06/25/2034	06/23/2014	7,000	8,506	0.24
Stearns Holdings LLC ‘B’	03/15/2021	860	809	0.02
Westmoreland Mining Holdings LLC	12/08/2014	944	178	0.00

		$90,051	$90,406	2.50%

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(i)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received
FICC	0.000%	03/31/2021	04/01/2021	$5,943	U.S. Treasury Notes 0.125% due 02/28/2023	$(6,062)	$5,943	$5,943

Total Repurchase Agreements						$(6,062)	$5,943	$5,943

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate(1)	Settlement Date	Maturity Date		Amount Borrowed(1)	Payable for Reverse Repurchase Agreements
BRC	(1.750)%	03/18/2021	TBD	(2)	$(3,716)	$(3,713)
	0.150	06/22/2020	TBD	(2)	(1,635)	(1,637)
BSN	0.080	03/16/2021	04/16/2021		(44,109)	(44,111)
IND	0.090	03/02/2021	04/05/2021		(10,624)	(10,625)
	0.090	03/03/2021	04/05/2021		(25,596)	(25,597)
JPS	0.020	03/04/2021	04/05/2021		(52,918)	(52,919)
NXN	0.070	03/18/2021	04/19/2021		(426,557)	(426,569)
TDM	(0.050)	03/17/2021	TBD	(2)	(2,206)	(2,206)

Total Reverse Repurchase Agreements						$(567,377)

SALE-BUYBACK TRANSACTIONS:

Counterparty	Borrowing Rate(1)	Borrowing Date	Maturity Date	Amount Borrowed(1)	Payable for Sale-Buyback Transactions
BCY	(0.020)%	03/30/2021	04/05/2021	$(2,226)	$(2,226)

Total Sale-Buyback Transactions					$(2,226)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of March 31, 2021:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(3)
Global/Master Repurchase Agreement
BRC	$0	$(5,350)	$0	$(5,350)	$5,980	$630
BSN	0	(44,111)	0	(44,111)	44,004	(107)
FICC	5,943	0	0	5,943	(6,062)	(119)
IND	0	(36,222)	0	(36,222)	36,083	(139)
JPS	0	(52,919)	0	(52,919)	52,408	(511)
NXN	0	(426,569)	0	(426,569)	424,687	(1,882)

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2021	101

Schedule of Investments	PIMCO Long-Term Credit Bond Fund	(Cont.)

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(3)
TDM	$0	$(2,206)	$0	$(2,206)	$2,230	$24

Master Securities Forward Transaction Agreement
BCY	0	0	(2,226)	(2,226)	2,204	(22)

Total Borrowings and Other Financing Transactions	$5,943	$(567,377)	$(2,226)

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
Corporate Bonds & Notes	$0	$0	$0	$(2,206)	$(2,206)
U.S. Treasury Obligations	0	(559,821)	0	0	(559,821)
Preferred Securities	0	0	0	(5,350)	(5,350)

Total	$0	$(559,821)	$0	$(7,556)	$(567,377)

Sale-Buyback Transactions
U.S. Treasury Obligations	0	(2,226)	0	0	(2,226)

Total	$0	$(2,226)	$0	$0	$(2,226)

Total Borrowings	$0	$(562,047)	$0	$(7,556)	$(569,603)

Payable for reverse repurchase agreements and sale-buyback financing transactions					$(569,603)

(j)	Securities with an aggregate market value of $570,425 have been pledged as collateral under the terms of the above master agreements as of March 31, 2021.

(1)

The average amount of borrowings outstanding during the period ended March 31, 2021 was $(621,389) at a weighted average interest rate of 0.202%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(2)	Open maturity reverse repurchase agreement.
(3)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(k)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

WRITTEN OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Notional Amount	Premiums (Received)	Market Value
Put - CME 90-Day Eurodollar April 2021 Futures	$98.500	04/16/2021	36	$90	$(8)	$(12)
Call - CME 90-Day Eurodollar April 2021 Futures	99.000	04/16/2021	36	90	(4)	0

Total Written Options					$(12)	$(12)

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
U.S. Treasury 10-Year Note June Futures	06/2021	676	$88,514	$(2,259)	$0	$(169)
U.S. Treasury 30-Year Bond June Futures	06/2021	294	45,451	(1,833)	0	(128)
U.S. Treasury Ultra Long-Term Bond June Futures	06/2021	37	6,705	(59)	0	(43)

				$(4,151)	$0	$(340)

102	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

March 31, 2021

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
U.S. Treasury 5-Year Note June Futures	06/2021	471	$(58,121)	$176	$77	$0

Total Futures Contracts				$(3,975)	$77	$(340)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - BUY PROTECTION(1)

Reference Entity	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2021(3)	Notional Amount(4)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
									Asset	Liability
Ford Motor Credit Co. LLC	(5.000)%	Quarterly	06/20/2022	1.311%	$1,400	$(152)	$87	$(65)	$0	$(1)
Toll Brothers Finance Corp.	(1.000)	Quarterly	06/20/2024	0.830	3,800	5	(27)	(22)	0	(3)

						$(147)	$60	$(87)	$0	$(4)

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(2)

Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2021(3)	Notional Amount(4)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
										Asset	Liability
AES Corp.	5.000%	Quarterly	12/20/2025	0.669%	$	1,100	$218	$5	$223	$3	$0
AT&T, Inc.	1.000	Quarterly	12/20/2025	0.628		1,600	21	7	28	1	0
AT&T, Inc.	1.000	Quarterly	06/20/2026	0.702		5,300	80	2	82	3	0
British Telecommunications PLC	1.000	Quarterly	12/20/2025	0.654	EUR	1,400	13	15	28	1	0
DISH DBS Corp.	5.000	Quarterly	06/20/2023	2.267	$	8,300	(43)	548	505	4	0
Ford Motor Co.	5.000	Quarterly	12/20/2021	1.281		600	104	(87)	17	0	0
Ford Motor Co.	5.000	Quarterly	06/20/2022	1.502		1,400	263	(201)	62	1	0
Ford Motor Co.	5.000	Quarterly	12/20/2023	1.945		4,200	480	(135)	345	1	0
Ford Motor Credit Co. LLC	5.000	Quarterly	12/20/2023	1.684		600	72	(18)	54	0	0
General Electric Co.	1.000	Quarterly	06/20/2023	0.392		1,400	9	10	19	0	0
General Electric Co.	1.000	Quarterly	06/20/2024	0.511		4,200	(93)	160	67	2	0
General Electric Co.	1.000	Quarterly	12/20/2024	0.611		4,000	(63)	122	59	1	0
International Lease Finance Corp.	5.000	Quarterly	12/20/2023	0.449		1,200	186	(36)	150	0	0
MetLife, Inc.	1.000	Quarterly	12/20/2024	0.397		3,900	66	22	88	0	(1)
Rolls-Royce PLC	1.000	Quarterly	06/20/2025	2.535	EUR	4,950	(850)	494	(356)	10	0
Rolls-Royce PLC	1.000	Quarterly	12/20/2025	2.683		1,500	(145)	14	(131)	3	0
Rolls-Royce PLC	1.000	Quarterly	06/20/2026	2.801		1,500	(160)	7	(153)	4	0
Teck Resources Ltd.	5.000	Quarterly	06/20/2026	1.572	$	3,600	611	5	616	1	0
Telefonica Emisiones S.A.	1.000	Quarterly	06/20/2026	0.732	EUR	3,200	57	(3)	54	1	0
Vodafone Group PLC	1.000	Quarterly	06/20/2024	0.339		3,400	32	55	87	2	0

							$858	$986	$1,844	$38	$(1)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(2)

Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(4)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
									Asset	Liability
CDX.EM-27 5-Year Index	1.000%	Quarterly	06/20/2022	$	1,504	$(44)	$42	$(2)	$0	$0
CDX.EM-28 5-Year Index	1.000	Quarterly	12/20/2022		1,598	(58)	52	(6)	0	0
CDX.EM-29 5-Year Index	1.000	Quarterly	06/20/2023		846	(17)	12	(5)	0	0
CDX.EM-30 5-Year Index	1.000	Quarterly	12/20/2023		3,008	(139)	108	(31)	1	0
CDX.EM-31 5-Year Index	1.000	Quarterly	06/20/2024		20,492	(932)	722	(210)	7	0
CDX.EM-33 5-Year Index	1.000	Quarterly	06/20/2025		95	(9)	7	(2)	0	0
CDX.EM-34 5-Year Index	1.000	Quarterly	12/20/2025		5,200	(182)	(70)	(252)	17	0
CDX.EM-35 5-Year Index	1.000	Quarterly	06/20/2026		3,800	(137)	(20)	(157)	11	0
CDX.HY-34 5-Year Index	5.000	Quarterly	06/20/2025		7,912	(24)	758	734	22	0
CDX.HY-35 5-Year Index	5.000	Quarterly	12/20/2025		48,100	4,443	(12)	4,431	239	0
CDX.HY-36 5-Year Index	5.000	Quarterly	06/20/2026		63,800	5,477	305	5,782	226	0
CDX.IG-33 10-Year Index	1.000	Quarterly	12/20/2029		15,700	(36)	57	21	18	0
CDX.IG-35 5-Year Index	1.000	Quarterly	12/20/2025		613,200	13,918	911	14,829	699	0
CDX.IG-35 10-Year Index	1.000	Quarterly	12/20/2030		3,500	(13)	38	25	5	0
CDX.IG-36 5-Year Index	1.000	Quarterly	06/20/2026		581,400	12,800	956	13,756	735	0
CDX.IG-36 10-Year Index	1.000	Quarterly	06/20/2031		29,300	47	63	110	44	0
iTraxx Europe Main 34 5-Year Index	1.000	Quarterly	12/20/2025	EUR	121,200	3,240	563	3,803	127	0

						$38,334	$4,492	$42,826	$2,151	$0

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2021	103

Schedule of Investments	PIMCO Long-Term Credit Bond Fund	(Cont.)

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Pay	1-Day GBP-SONIO Compounded-OIS	0.500%	Annual	09/16/2025	GBP	25,200	$5	$240	$245	$0	$(49)
Pay(6)	1-Day GBP-SONIO Compounded-OIS	0.000	Annual	06/16/2026		45,300	9	(1,518)	(1,509)	0	(119)
Receive(6)	1-Day GBP-SONIO Compounded-OIS	0.250	Annual	06/16/2031		75,100	(274)	5,969	5,695	401	0
Receive(6)	1-Day GBP-SONIO Compounded-OIS	0.500	Annual	06/16/2051		9,600	(764)	2,368	1,604	126	0
Receive	1-Year BRL-CDI	2.859	Maturity	01/03/2022	BRL	210,100	0	384	384	0	(14)
Receive	1-Year BRL-CDI	2.871	Maturity	01/03/2022		150,900	0	275	275	0	(10)
Receive	1-Year BRL-CDI	2.884	Maturity	01/03/2022		43,900	0	78	78	0	(3)
Pay	1-Year BRL-CDI	3.300	Maturity	01/03/2022		57,800	(2)	(42)	(44)	4	0
Pay	1-Year BRL-CDI	3.350	Maturity	01/03/2022		1,161,800	(46)	(1,310)	(1,356)	75	0
Pay	1-Year BRL-CDI	3.360	Maturity	01/03/2022		347,100	57	(212)	(155)	22	0
Pay	1-Year BRL-CDI	3.390	Maturity	01/03/2022		6,900	0	(8)	(8)	0	0
Pay	1-Year BRL-CDI	3.700	Maturity	01/03/2022		87,200	(6)	(73)	(79)	6	0
Pay	3-Month CAD-Bank Bill	1.275	Semi-Annual	03/03/2025	CAD	23,100	0	69	69	0	(7)
Pay	3-Month CAD-Bank Bill	1.235	Semi-Annual	03/04/2025		15,700	32	(6)	26	0	(5)
Pay	3-Month CAD-Bank Bill	1.900	Semi-Annual	12/18/2029		12,500	(50)	46	(4)	0	(12)
Pay	3-Month CNY-CNREPOFIX	2.645	Quarterly	07/15/2025	CNY	49,600	0	(30)	(30)	7	0
Pay	3-Month CNY-CNREPOFIX	2.620	Quarterly	07/16/2025		37,600	0	(27)	(27)	7	0
Pay	3-Month CNY-CNREPOFIX	2.611	Quarterly	08/04/2025		12,600	0	(10)	(10)	1	0
Pay	3-Month CNY-CNREPOFIX	2.605	Quarterly	08/07/2025		11,000	0	(10)	(10)	2	0
Pay	3-Month CNY-CNREPOFIX	2.625	Quarterly	08/07/2025		11,000	0	(9)	(9)	2	0
Pay	3-Month CNY-CNREPOFIX	2.633	Quarterly	08/10/2025		16,300	0	(12)	(12)	3	0
Pay	3-Month CNY-CNREPOFIX	2.588	Quarterly	12/16/2025		12,330	0	(16)	(16)	2	0
Pay	3-Month CNY-CNREPOFIX	2.605	Quarterly	12/16/2025		18,510	0	(21)	(21)	3	0
Pay	3-Month CNY-CNREPOFIX	2.671	Quarterly	12/16/2025		37,010	0	(26)	(26)	7	0
Pay	3-Month CNY-CNREPOFIX	2.790	Quarterly	03/17/2026		46,500	0	2	2	9	0
Pay	3-Month CNY-CNREPOFIX	2.810	Quarterly	03/17/2026		3,000	0	1	1	1	0
Pay	3-Month CNY-CNREPOFIX	2.828	Quarterly	03/17/2026		11,800	0	4	4	2	0
Pay	3-Month CNY-CNREPOFIX	2.848	Quarterly	03/17/2026		7,300	0	3	3	1	0
Pay	3-Month CNY-CNREPOFIX	2.873	Quarterly	03/17/2026		7,300	0	5	5	1	0
Pay	3-Month CNY-CNREPOFIX	2.884	Quarterly	03/17/2026		33,500	0	24	24	6	0
Pay	3-Month USD-LIBOR	2.940	Semi-Annual	02/20/2022	$	50	0	1	1	0	0
Pay(6)	3-Month USD-LIBOR	1.800	Semi-Annual	10/01/2031		6,800	0	(76)	(76)	0	(10)
Pay	3-Month USD-LIBOR	1.250	Semi-Annual	11/04/2050		5,700	(40)	(1,192)	(1,232)	0	(20)
Pay	3-Month USD-LIBOR	1.400	Semi-Annual	01/04/2051		5,100	(88)	(853)	(941)	0	(18)
Pay	3-Month USD-LIBOR	1.570	Semi-Annual	01/11/2051		5,600	(46)	(768)	(814)	0	(19)
Pay	3-Month USD-LIBOR	1.485	Semi-Annual	01/13/2051		7,400	(55)	(1,167)	(1,222)	0	(26)
Pay	3-Month USD-LIBOR	1.580	Semi-Annual	01/13/2051		2,600	(13)	(359)	(372)	0	(9)
Pay	3-Month USD-LIBOR	2.120	Semi-Annual	03/24/2051		5,200	(38)	(73)	(111)	0	(17)
Pay	3-Month ZAR-JIBAR	5.025	Quarterly	12/04/2025	ZAR	473,400	64	(1,073)	(1,009)	0	(56)
Pay	3-Month ZAR-JIBAR	4.848	Quarterly	12/17/2025		14,900	0	(41)	(41)	0	(2)
Pay	3-Month ZAR-JIBAR	4.920	Quarterly	12/21/2025		100,000	0	(257)	(257)	0	(12)
Pay	3-Month ZAR-JIBAR	4.850	Quarterly	01/07/2026		30,100	0	(81)	(81)	0	(4)
Pay	3-Month ZAR-JIBAR	4.848	Quarterly	01/11/2026		3,800	0	(10)	(10)	0	(1)
Receive(6)	6-Month EUR-EURIBOR	0.250	Annual	06/16/2031	EUR	24,800	53	941	994	44	0
Receive(6)	6-Month EUR-EURIBOR	0.000	Annual	06/16/2051		4,600	(31)	783	752	6	0
Pay	6-Month HUF-BBR	1.250	Annual	09/19/2023	HUF	9,471,700	60	(115)	(55)	0	(86)
Receive	6-Month JPY-LIBOR	1.000	Semi-Annual	09/18/2023	JPY	2,480,000	(1,121)	541	(580)	4	0
Receive	6-Month JPY-LIBOR	1.000	Semi-Annual	09/20/2024		2,666,300	(943)	79	(864)	6	0
Receive	6-Month JPY-LIBOR	0.300	Semi-Annual	03/20/2028		33,400	0	(5)	(5)	0	0
Pay	28-Day MXN-TIIE	5.125	Lunar	03/24/2023	MXN	603,400	0	29	29	32	0
Pay	28-Day MXN-TIIE	5.180	Lunar	03/24/2023		287,600	0	29	29	15	0
Pay	28-Day MXN-TIIE	5.200	Lunar	03/24/2023		146,100	0	17	17	8	0
Pay	28-Day MXN-TIIE	5.400	Lunar	03/05/2026		772,000	1	(1,051)	(1,050)	78	0
Pay	UKRPI	3.585	Maturity	10/15/2046	GBP	800	32	134	166	0	(5)

							$(3,204)	$1,571	$(1,633)	$881	$(504)

Total Swap Agreements							$35,841	$7,109	$42,950	$3,070	$(509)

104	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

March 31, 2021

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of March 31, 2021:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset(7)		Total	Market Value		Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options		Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$77	$3,086	$3,163		$(12)	$(340)	$(509)	$(861)

(l)

Securities with an aggregate market value of $60,490 and cash of $23,574 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2021. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(1)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(6)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.
(7)	Unsettled variation margin asset of $16 for closed swap agreements is outstanding at period end.

(m)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BOA	04/2021	BRL	61,821		$10,851	$0	$(132)
	04/2021	EUR	5,335		6,266	10	0
	04/2021	GBP	26,937		38,136	1,000	0
	04/2021	RUB	157,453		2,057	0	(21)
	04/2021		$11,268	BRL	61,822	0	(285)
	04/2021		2,476	PLN	9,314	0	(118)
	05/2021	RUB	182,963		$2,446	39	0
	05/2021		$6,270	EUR	5,335	0	(10)
	06/2021	RUB	90,192		$1,195	13	0
	06/2021		$435	ZAR	6,638	11	0
	02/2022	ZAR	7,262		$448	0	(25)

BPS	04/2021		$2,701	EUR	2,290	0	(16)
	04/2021		1,676	PLN	6,256	0	(92)

BRC	05/2021		2,591	MXN	52,863	0	(13)
	08/2021		7,687		159,310	3	0

CBK	04/2021	PEN	57,286		$15,780	477	0
	04/2021		$2,435	MXN	49,135	0	(33)
	04/2021		15,408	PEN	57,286	0	(105)
	05/2021	PEN	114,010		$31,658	1,204	0
	05/2021	RUB	164,337		2,195	33	0
	05/2021		$481	MXN	10,526	33	0
	06/2021	PEN	21,187		$5,782	125	0
	06/2021	RUB	416,002		5,577	127	0
	06/2021	ZAR	8,336		553	0	(6)
	09/2021	PEN	1,929		515	0	0

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2021	105

Schedule of Investments	PIMCO Long-Term Credit Bond Fund	(Cont.)

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
	12/2021	PEN	55,357		$14,875	$108	$0

DUB	04/2021	BRL	61,821		11,165	182	0
	04/2021		$10,851	BRL	61,822	132	0
	05/2021		11,151		61,822	0	(187)

GLM	04/2021	PEN	18,421		$5,107	187	0
	04/2021	RUB	486,247		6,447	37	(8)
	04/2021		$5,487	AUD	7,193	0	(23)
	04/2021		777	PLN	2,900	0	(43)
	05/2021	AUD	7,193		$5,487	23	0
	05/2021	RUB	97,716		1,312	26	0
	05/2021		$8,594	COP	30,933,206	0	(153)
	06/2021	CNH	555		$84	0	0

HUS	04/2021	AUD	7,193		5,594	130	0
	04/2021		$3,684	EUR	3,045	0	(113)
	04/2021		4,989	PEN	18,421	0	(68)
	04/2021		2,820	PLN	10,550	0	(150)
	05/2021	PEN	15,700		$4,270	76	0
	05/2021	RUB	267,013		3,569	57	0
	05/2021	ZAR	7,452		509	7	0
	06/2021	HKD	1,834		236	0	0
	06/2021	RUB	100,739		1,354	34	0
	06/2021	ZAR	9,148		592	0	(22)
	09/2021	PEN	18,421		4,985	68	0

JPM	04/2021		$1,432	GBP	1,028	0	(15)
	05/2021	GBP	8,558		$11,800	0	0
	06/2021		$195	CNY	1,268	0	(3)
	06/2021		437	ZAR	6,684	11	0

MYI	04/2021	JPY	1,852,735		$16,808	75	0
	04/2021	MXN	24,934		1,192	0	(27)
	05/2021		$16,813	JPY	1,852,735	0	(75)
	06/2021	CNH	717		$109	1	0

SCX	04/2021	EUR	45,890		55,747	1,932	0
	04/2021		$35,645	GBP	25,909	74	0
	04/2021		1,981	PLN	7,407	0	(106)
	05/2021	EUR	45,890		$53,966	119	0
	05/2021	GBP	25,909		35,648	0	(74)
	06/2021		$5,060	IDR	73,647,655	0	(54)
	06/2021		7,531	INR	561,687	58	0
	06/2021		48	ZAR	748	2	0
	06/2021	ZAR	70,250		$4,550	0	(166)

SOG	04/2021		$17,537	JPY	1,852,735	0	(803)

UAG	04/2021	MXN	15,286		$736	0	(11)
	04/2021	RUB	168,955		2,218	0	(12)
	05/2021		100,624		1,348	24	0
	05/2021		$322	ZAR	4,869	6	0
	06/2021	RUB	205,722		$2,751	56	0

Total Forward Foreign Currency Contracts						$6,500	$(2,969)

PURCHASED OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Cost	Market Value
BPS	Put - OTC 30-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.000%	03/15/2023	7,320	$834	$1,624

JPM	Put - OTC 30-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.000	03/15/2023	4,850	536	1,076

MYC	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.800	09/29/2021	23,300	512	639

Total Purchased Options							$1,882	$3,339

106	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

March 31, 2021

WRITTEN OPTIONS:

CREDIT DEFAULT SWAPTIONS ON CREDIT INDICES

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
BOA	Put - OTC CDX.HY-36 5-Year Index	Sell	100.000%	06/16/2021	6,500	$ (23)	$ (19)
	Call - OTC CDX.IG-35 5-Year Index	Buy	0.450	04/21/2021	6,200	(3)	(1)
	Put - OTC CDX.IG-35 5-Year Index	Sell	0.800	05/19/2021	5,800	(5)	(1)
	Put - OTC CDX.IG-35 5-Year Index	Sell	0.850	05/19/2021	6,200	(7)	(1)
	Put - OTC CDX.IG-35 5-Year Index	Sell	0.900	05/19/2021	12,000	(13)	(1)
	Put - OTC CDX.IG-35 5-Year Index	Sell	1.050	05/19/2021	1,300	(1)	0
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.750	04/21/2021	3,600	(5)	0
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.800	04/21/2021	3,600	(4)	0
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.800	06/16/2021	3,600	(4)	(1)

BPS	Put - OTC CDX.HY-35 5-Year Index	Sell	100.000	07/21/2021	1,700	(11)	(7)
	Call - OTC CDX.IG-35 5-Year Index	Buy	0.450	04/21/2021	12,000	(7)	(2)
	Put - OTC CDX.IG-35 5-Year Index	Sell	0.800	04/21/2021	5,500	(5)	0
	Put - OTC CDX.IG-35 5-Year Index	Sell	0.850	04/21/2021	11,200	(10)	(1)
	Put - OTC CDX.IG-35 5-Year Index	Sell	0.950	04/21/2021	6,200	(5)	0
	Put - OTC CDX.IG-35 5-Year Index	Sell	1.000	04/21/2021	1,500	(2)	0
	Put - OTC CDX.IG-35 5-Year Index	Sell	0.900	05/19/2021	5,400	(5)	(1)
	Call - OTC iTraxx Europe 34 5-Year Index	Buy	0.375	04/21/2021	6,900	(4)	0
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.750	04/21/2021	6,900	(10)	(1)
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.800	04/21/2021	11,000	(13)	(1)
	Call - OTC iTraxx Europe 34 5-Year Index	Buy	0.400	05/19/2021	8,000	(4)	(2)
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.700	05/19/2021	8,000	(8)	(2)
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.750	05/19/2021	11,400	(12)	(3)
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.800	05/19/2021	12,400	(13)	(2)

BRC	Call - OTC iTraxx Europe 34 5-Year Index	Buy	0.375	04/21/2021	14,200	(7)	0
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.750	04/21/2021	21,000	(34)	(2)
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.800	04/21/2021	27,400	(38)	(2)
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.700	05/19/2021	18,500	(21)	(5)
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.750	05/19/2021	6,300	(7)	(1)
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.800	05/19/2021	3,400	(5)	(1)
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.900	05/19/2021	4,200	(5)	(1)
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.800	06/16/2021	12,400	(13)	(5)
	Call - OTC iTraxx Europe 34 5-Year Index	Buy	0.400	07/21/2021	12,900	(7)	(8)
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.750	07/21/2021	12,900	(17)	(11)

CBK	Put - OTC CDX.HY-35 5-Year Index	Sell	100.000	04/21/2021	2,100	(9)	(1)

DBL	Call - OTC CDX.IG-35 5-Year Index	Buy	0.450	04/21/2021	2,900	(2)	0

DUB	Put - OTC CDX.IG-35 5-Year Index	Sell	1.000	04/21/2021	1,500	(2)	0
	Put - OTC CDX.IG-35 5-Year Index	Sell	0.750	05/19/2021	5,800	(6)	(1)
	Put - OTC CDX.IG-35 5-Year Index	Sell	0.900	06/16/2021	9,000	(9)	(2)
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.750	04/21/2021	7,000	(8)	(1)
	Call - OTC iTraxx Europe 34 5-Year Index	Buy	0.400	05/19/2021	6,700	(3)	(2)
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.700	05/19/2021	6,700	(7)	(2)
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.750	05/19/2021	3,400	(3)	(1)
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.800	05/19/2021	3,400	(5)	(1)
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.850	06/16/2021	3,400	(4)	(1)

FBF	Put - OTC CDX.HY-35 5-Year Index	Sell	100.000	06/16/2021	1,800	(7)	(4)
	Call - OTC CDX.IG-35 5-Year Index	Buy	0.450	06/16/2021	7,700	(3)	(4)
	Put - OTC CDX.IG-35 5-Year Index	Sell	0.800	06/16/2021	7,700	(8)	(3)
	Put - OTC CDX.IG-36 5-Year Index	Sell	0.850	06/16/2021	5,400	(6)	(3)

GST	Put - OTC CDX.HY-35 5-Year Index	Sell	102.000	06/16/2021	1,800	(8)	(5)
	Call - OTC CDX.IG-35 5-Year Index	Buy	0.450	04/21/2021	5,500	(3)	(1)
	Put - OTC CDX.IG-35 5-Year Index	Sell	0.800	04/21/2021	2,700	(3)	0
	Put - OTC CDX.IG-35 5-Year Index	Sell	0.850	04/21/2021	10,800	(12)	(1)
	Put - OTC CDX.IG-35 5-Year Index	Sell	0.750	05/19/2021	5,300	(6)	(1)
	Put - OTC CDX.IG-35 5-Year Index	Sell	0.900	05/19/2021	5,500	(6)	(1)
	Put - OTC CDX.IG-35 5-Year Index	Sell	0.950	05/19/2021	3,700	(4)	0
	Put - OTC CDX.IG-35 5-Year Index	Sell	1.050	05/19/2021	2,600	(2)	0
	Put - OTC CDX.IG-36 5-Year Index	Sell	0.850	06/16/2021	5,500	(5)	(3)
	Put - OTC CDX.IG-36 5-Year Index	Sell	0.900	07/21/2021	5,300	(7)	(4)
	Call - OTC iTraxx Europe 34 5-Year Index	Buy	0.400	05/19/2021	3,200	(1)	(1)
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.700	05/19/2021	3,200	(3)	(1)
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.750	05/19/2021	6,200	(6)	(1)
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.800	06/16/2021	6,100	(7)	(2)
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.850	06/16/2021	3,400	(4)	(1)
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.750	07/21/2021	5,500	(7)	(5)

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2021	107

Schedule of Investments	PIMCO Long-Term Credit Bond Fund	(Cont.)

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
JPM	Put - OTC CDX.HY-35 5-Year Index	Sell	103.000%	05/19/2021	1,700	$ (8)	$ (3)
	Put - OTC CDX.IG-35 5-Year Index	Sell	0.750	05/19/2021	5,100	(5)	(1)
	Put - OTC CDX.IG-35 5-Year Index	Sell	0.900	05/19/2021	5,600	(6)	(1)
	Put - OTC CDX.IG-36 5-Year Index	Sell	0.900	07/21/2021	3,000	(4)	(2)

MYC	Put - OTC CDX.IG-35 5-Year Index	Sell	0.800	05/19/2021	5,600	(6)	(1)
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.750	04/21/2021	10,200	(13)	(1)
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.900	05/19/2021	4,200	(5)	(1)

						$ (541)	$ (145)

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
BOA	Put - OTC USD versus CNH	CNH	6.380	05/20/2021	7,117	$(27)	$(3)
	Call - OTC USD versus CNH		6.650	05/20/2021	7,117	(27)	(29)

SCX	Put - OTC USD versus CNH		6.310	04/07/2021	4,318	(17)	0
	Call - OTC USD versus CNH		6.610	04/07/2021	4,318	(20)	(3)

						$(91)	$(35)

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
BPS	Put - OTC 10-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	0.175%	03/15/2023	21,960	$(815)	$(1,572)

GLM	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.450	04/12/2021	4,900	(17)	0
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.770	04/12/2021	4,900	(17)	(35)

JPM	Put - OTC 10-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	0.175	03/15/2023	14,550	(526)	(1,041)

MYC	Call - OTC 7-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.060	04/01/2021	5,300	(11)	0
	Put - OTC 7-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.400	04/01/2021	5,300	(11)	(20)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.410	04/06/2021	5,200	(17)	0
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.750	04/06/2021	5,200	(17)	(34)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.300	09/29/2021	23,300	(185)	(231)
	Call - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.867	04/12/2021	2,600	(21)	(1)
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.167	04/12/2021	2,600	(21)	(53)
	Call - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.935	04/16/2021	5,200	(39)	(7)
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.275	04/16/2021	5,200	(39)	(59)

NGF	Call - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.830	04/01/2021	2,700	(20)	0
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.170	04/01/2021	2,700	(20)	(31)

							$(1,776)	$(3,084)

OPTIONS ON SECURITIES

Counterparty	Description	Strike Price	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
FAR	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 04/01/2051	$101.844	04/07/2021	4,000	$(13)	$(83)

JPM	Put - OTC Ginnie Mae, TBA 2.500% due 04/01/2051	103.781	04/14/2021	2,500	(6)	(18)
	Put - OTC Ginnie Mae, TBA 2.500% due 04/01/2051	104.125	04/14/2021	1,700	(4)	(17)
	Put - OTC Ginnie Mae, TBA 2.500% due 04/01/2051	104.266	04/14/2021	2,500	(6)	(28)

SAL	Put - OTC Fannie Mae, TBA 3.000% due 06/01/2051	103.914	06/07/2021	600	(2)	(2)
	Put - OTC Uniform Mortgage-Backed Security, TBA 1.500% due 04/01/2051	98.016	04/07/2021	3,700	(10)	(51)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 04/01/2051	102.000	04/07/2021	750	(2)	(17)

					$(43)	$(216)

Total Written Options					$(2,451)	$(3,480)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE AND SOVEREIGN ISSUES - SELL PROTECTION(2)

Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2021(3)	Notional Amount(4)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(5)
									Asset	Liability
BOA	Italy Government International Bond	1.000%	Quarterly	06/20/2025	0.369%	$2,800	$(26)	$101	$75	$0
	Italy Government International Bond	1.000	Quarterly	06/20/2025	0.619	3,400	(91)	146	55	0

108	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

March 31, 2021

Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2021(3)	Notional Amount(4)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(5)
									Asset	Liability
BPS	Colombia Government International Bond	1.000%	Quarterly	12/20/2023	0.762%	$2,500	$(30)	$47	$17	$0
	Petroleos Mexicanos	1.000	Quarterly	06/20/2023	2.772	1,000	(61)	23	0	(38)
	Tencent Holdings Ltd.	1.000	Quarterly	12/20/2024	0.419	1,700	19	18	37	0

BRC	Alibaba Group Holding Ltd.	1.000	Quarterly	12/20/2024	0.379	5,800	70	65	135	0
	Baidu, Inc.	1.000	Quarterly	12/20/2024	0.557	2,600	(15)	58	43	0
	Huarong Finance Co. Ltd.	1.000	Quarterly	12/20/2024	1.039	1,600	(58)	56	0	(2)
	Italy Government International Bond	1.000	Quarterly	06/20/2025	0.369	3,000	(30)	110	80	0
	NextEra Energy Capital Holdings, Inc.	1.000	Quarterly	12/20/2025	0.365	1,000	22	8	30	0
	Pertamina Persero PT	1.000	Quarterly	12/20/2024	0.751	2,700	(27)	53	26	0
	Petroleos Mexicanos	1.000	Quarterly	06/20/2023	2.772	400	(21)	6	0	(15)
	Sinopec Group Overseas Development Ltd.	1.000	Quarterly	12/20/2024	0.351	2,000	29	20	49	0
	South Africa Government International Bond	1.000	Quarterly	12/20/2024	1.837	500	(19)	4	0	(15)
	State Grid Overseas Investment Ltd.	1.000	Quarterly	12/20/2024	0.304	2,200	33	25	58	0
	Tencent Holdings Ltd.	1.000	Quarterly	12/20/2024	0.419	3,500	34	42	76	0

CBK	AXA Equitable Holdings, Inc.	1.000	Quarterly	06/20/2023	0.292	1,400	(38)	61	23	0
	Colombia Government International Bond	1.000	Quarterly	06/20/2024	0.844	500	(5)	8	3	0
	Colombia Government International Bond	1.000	Quarterly	12/20/2024	0.984	1,400	5	(4)	1	0
	Italy Government International Bond	1.000	Quarterly	12/20/2021	0.075	26,000	(765)	948	183	0
	Italy Government International Bond	1.000	Quarterly	06/20/2022	0.170	2,300	(64)	88	24	0
	Italy Government International Bond	1.000	Quarterly	06/20/2025	0.619	400	(10)	16	6	0
	Mexico Government International Bond	1.000	Quarterly	06/20/2026	1.139	1,700	(11)	(1)	0	(12)

DUB	Saudi Arabia Government International Bond	1.000	Quarterly	06/20/2025	0.535	900	(1)	19	18	0

FBF	Italy Government International Bond	1.000	Quarterly	06/20/2025	0.369	5,000	(49)	183	134	0

GLM	Italy Government International Bond	1.000	Quarterly	06/20/2025	0.369	7,200	(81)	274	193	0

GST	Mexico Government International Bond	1.000	Quarterly	06/20/2023	0.492	700	(7)	15	8	0
	Mexico Government International Bond	1.000	Quarterly	12/20/2023	0.596	2,400	(43)	70	27	0
	Mexico Government International Bond	1.000	Quarterly	12/20/2024	0.800	2,800	(23)	44	21	0
	Petroleos Mexicanos	1.000	Quarterly	06/20/2023	2.772	2,700	(244)	141	0	(103)
	Saudi Arabia Government International Bond	1.000	Quarterly	06/20/2025	0.535	900	(1)	19	18	0
	Saudi Arabia Government International Bond	1.000	Quarterly	06/20/2026	0.712	1,000	16	(1)	15	0
	Sinopec Group Overseas Development Ltd.	1.000	Quarterly	12/20/2024	0.351	1,200	20	9	29	0
	South Africa Government International Bond	1.000	Quarterly	12/20/2024	1.837	2,700	(108)	27	0	(81)

HUS	Mexico Government International Bond	1.000	Quarterly	12/20/2023	0.596	7,700	(122)	209	87	0
	Mexico Government International Bond	1.000	Quarterly	06/20/2024	0.667	2,800	(37)	68	31	0
	Petrobras Global Finance BV	1.000	Quarterly	06/20/2023	1.388	3,300	(327)	300	0	(27)

JPM	Mexico Government International Bond	1.000	Quarterly	12/20/2023	0.596	12,700	(237)	380	143	0
	Mexico Government International Bond	1.000	Quarterly	06/20/2026	1.139	1,700	(13)	1	0	(12)
	NextEra Energy Capital Holdings, Inc.	1.000	Quarterly	06/20/2024	0.230	3,400	47	39	86	0
	NextEra Energy Capital Holdings, Inc.	1.000	Quarterly	12/20/2024	0.282	1,700	23	23	46	0
	Petrobras Global Finance BV	1.000	Quarterly	06/20/2023	1.388	1,700	(171)	157	0	(14)
	Saudi Arabia Government International Bond	1.000	Quarterly	06/20/2025	0.535	1,200	0	24	24	0
	Southern Co.	1.000	Quarterly	12/20/2022	0.135	3,500	43	11	54	0

MYC	Brookfield Asset Management, Inc.	1.000	Quarterly	06/20/2025	0.999	1,100	0	0	0	0
	Consolidated Edison Co. of New York, Inc.	1.000	Quarterly	12/20/2024	0.342	3,400	66	18	84	0
	Mexico Government International Bond	1.000	Quarterly	12/20/2024	0.800	2,400	(21)	39	18	0
	Mexico Government International Bond	1.000	Quarterly	12/20/2025	1.033	4,000	(55)	50	0	(5)
	Mexico Government International Bond	1.000	Quarterly	06/20/2026	1.139	14,100	(82)	(13)	0	(95)

NGF	Baidu, Inc.	1.000	Quarterly	12/20/2024	0.557	1,800	0	30	30	0
	Mexico Government International Bond	1.000	Quarterly	12/20/2023	0.596	7,550	(139)	224	85	0

							$(2,605)	$4,258	$2,072	$(419)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(2)

Counterparty	Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(4)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(5)
									Asset	Liability
BOA	CDX.HY-27 5-Year Index 25-35%	5.000%	Quarterly	12/20/2021	$	2,000	$304	$(229)	$75	$0

BPS	CDX.HY-31 5-Year Index 25-35%	5.000	Quarterly	12/20/2023		1,100	128	(9)	119	0

BRC	iTraxx Japan 35 5-Year Index	1.000	Quarterly	06/20/2026	JPY	19,201	4	1	5	0

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2021	109

Schedule of Investments	PIMCO Long-Term Credit Bond Fund	(Cont.)

Counterparty	Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(4)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(5)
									Asset	Liability
CBK	CDX.HY-27 5-Year Index 25-35%	5.000%	Quarterly	12/20/2021	$	250	$20	$(11)	$9	$0
	CDX.HY-31 5-Year Index 25-35%	5.000	Quarterly	12/20/2023		1,600	166	6	172	0
	iTraxx Japan 35 5-Year Index	1.000	Quarterly	06/20/2026	JPY	27,735	6	1	7	0

GST	CDX.HY-27 5-Year Index 25-35%	5.000	Quarterly	12/20/2021	$	2,500	211	(118)	93	0
	CDX.HY-29 5-Year Index 25-35%	5.000	Quarterly	12/20/2022		1,300	180	(76)	104	0
	CDX.HY-31 5-Year Index 25-35%	5.000	Quarterly	12/20/2023		4,800	571	(54)	517	0

JPM	CDX.HY-27 5-Year Index 25-35%	5.000	Quarterly	12/20/2021		150	13	(7)	6	0
	CDX.HY-29 5-Year Index 25-35%	5.000	Quarterly	12/20/2022		100	16	(8)	8	0
	CDX.HY-31 5-Year Index 25-35%	5.000	Quarterly	12/20/2023		7,900	970	(118)	852	0
	iTraxx Japan 35 5-Year Index	1.000	Quarterly	06/20/2026	JPY	81,071	20	0	20	0

MYC	CDX.HY-31 5-Year Index 25-35%	5.000	Quarterly	12/20/2023	$	1,200	143	(14)	129	0

							$2,752	$(636)	$2,116	$0

Total Swap Agreements							$147	$3,622	$4,188	$(419)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of March 31, 2021:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(6)
BOA	$1,073	$0	$205	$1,278	$(591)	$(56)	$0	$(647)	$631	$(630)	$1
BPS	0	1,624	173	1,797	(108)	(1,594)	(38)	(1,740)	57	(270)	(213)
BRC	3	0	502	505	(13)	(36)	(32)	(81)	424	(430)	(6)
CBK	2,107	0	428	2,535	(144)	(1)	(12)	(157)	2,378	(2,700)	(322)
DUB	314	0	18	332	(187)	(11)	0	(198)	134	(20)	114
FAR	0	0	0	0	0	(83)	0	(83)	(83)	0	(83)
FBF	0	0	134	134	0	(14)	0	(14)	120	(270)	(150)
GLM	273	0	193	466	(227)	(35)	0	(262)	204	(260)	(56)
GST	0	0	832	832	0	(27)	(184)	(211)	621	(560)	61
HUS	372	0	118	490	(353)	0	(27)	(380)	110	0	110
JPM	11	1,076	1,239	2,326	(18)	(1,111)	(26)	(1,155)	1,171	(1,160)	11
MYC	0	639	231	870	0	(408)	(100)	(508)	362	(749)	(387)
MYI	76	0	0	76	(102)	0	0	(102)	(26)	0	(26)
NGF	0	0	115	115	0	(31)	0	(31)	84	0	84
SAL	0	0	0	0	0	(70)	0	(70)	(70)	0	(70)
SCX	2,185	0	0	2,185	(400)	(3)	0	(403)	1,782	(1,600)	182
SOG	0	0	0	0	(803)	0	0	(803)	(803)	673	(130)
UAG	86	0	0	86	(23)	0	0	(23)	63	0	63

Total Over the Counter	$6,500	$3,339	$4,188	$14,027	$(2,969)	$(3,480)	$(419)	$(6,868)

(n)

Securities with an aggregate market value of $673 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of March 31, 2021.

(1)	Notional Amount represents the number of contracts.
(2)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(6)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

110	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

March 31, 2021

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2021:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$77	$77
Swap Agreements	0	2,189	0	0	897	3,086

	$0	$2,189	$0	$0	$974	$3,163

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$6,500	$0	$6,500
Purchased Options	0	0	0	0	3,339	3,339
Swap Agreements	0	4,188	0	0	0	4,188

	$0	$4,188	$0	$6,500	$3,339	$14,027

	$0	$6,377	$0	$6,500	$4,313	$17,190

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$12	$12
Futures	0	0	0	0	340	340
Swap Agreements	0	5	0	0	504	509

	$0	$5	$0	$0	$856	$861

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$2,969	$0	$2,969
Written Options	0	145	0	35	3,300	3,480
Swap Agreements	0	419	0	0	0	419

	$0	$564	$0	$3,004	$3,300	$6,868

	$0	$569	$0	$3,004	$4,156	$7,729

The effect of Financial Derivative Instruments on the Statements of Operations for the year ended March 31, 2021:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$(18)	$(18)
Written Options	0	0	0	0	143	143
Futures	0	0	0	0	3,500	3,500
Swap Agreements	0	3,512	0	0	(39,574)	(36,062)

	$0	$3,512	$0	$0	$(35,949)	$(32,437)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(187)	$0	$(187)
Purchased Options	0	0	0	0	(8)	(8)
Written Options	0	1,954	0	102	4,454	6,510
Swap Agreements	0	3,547	0	0	37	3,584

	$0	$5,501	$0	$(85)	$4,483	$9,899

	$0	$9,013	$0	$(85)	$(31,466)	$(22,538)

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$(63)	$(63)
Futures	0	0	0	0	(12,436)	(12,436)
Swap Agreements	0	46,847	0	0	28,410	75,257

	$0	$46,847	$0	$0	$15,911	$62,758

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$1,909	$0	$1,909
Purchased Options	0	0	0	0	1,468	1,468
Written Options	0	3,889	0	57	(1,598)	2,348
Swap Agreements	0	8,889	0	0	0	8,889

	$0	$12,778	$0	$1,966	$(130)	$14,614

	$0	$59,625	$0	$1,966	$15,781	$77,372

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2021	111

Schedule of Investments	PIMCO Long-Term Credit Bond Fund	(Cont.)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2021 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2021
Investments in Securities, at Value
Loan Participations and Assignments	$0	$101,465	$9,134	$110,599
Corporate Bonds & Notes
Banking & Finance	0	796,000	8,506	804,506
Industrials	0	1,227,301	1,207	1,228,508
Utilities	0	500,043	0	500,043
Municipal Bonds & Notes
California	0	9,986	0	9,986
Georgia	0	14,448	0	14,448
Illinois	0	3,461	0	3,461
Indiana	0	1,125	0	1,125
Ohio	0	16,381	0	16,381
Pennsylvania	0	15,785	0	15,785
Texas	0	5,491	0	5,491
Virginia	0	3,228	0	3,228
Washington	0	1,397	0	1,397
U.S. Government Agencies	0	136,855	0	136,855
U.S. Treasury Obligations	0	958,581	0	958,581
Non-Agency Mortgage-Backed Securities	0	18,952	0	18,952
Asset-Backed Securities	0	42,594	0	42,594
Sovereign Issues	0	164,055	0	164,055
Common Stocks
Financials	0	0	809	809
Industrials	0	0	178	178
Warrants
Utilities	3	0	0	3
Preferred Securities
Banking & Finance	4,722	138,285	0	143,007
Industrials	0	18,849	0	18,849
Utilities	0	7,282	30,607	37,889

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2021
Short-Term Instruments
Repurchase Agreements	$0	$5,943	$0	$5,943
U.S. Treasury Bills	0	435	0	435

	$4,725	$4,187,942	$50,441	$4,243,108

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$55,745	$0	$0	$55,745

Total Investments	$60,470	$4,187,942	$50,441	$4,298,853

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	77	3,070	0	3,147
Over the counter	0	14,027	0	14,027

	$77	$17,097	$0	$17,174

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(352)	(509)	0	(861)
Over the counter	0	(6,868)	0	(6,868)

	$(352)	$(7,377)	$0	$(7,729)

Total Financial Derivative Instruments	$(275)	$9,720	$0	$9,445

Totals	$60,195	$4,197,662	$50,441	$4,308,298

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ended March 31, 2021:

Category and Subcategory	Beginning Balance at 03/31/2020	Net Purchases	Net Sales/ Settlements	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation)(1)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 03/31/2021	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 03/31/2021(1)
Investments in Securities, at Value
Loan Participations and Assignments	$55,105	$2,655	$(39,960)	$(90)	$32	$1,322	$365	$(10,295)	$9,134	$80
Corporate Bonds & Notes
Banking & Finance	7,903	0	0	0	0	603	0	0	8,506	603
Industrials	1,387	0	(128)	0	0	(52)	0	0	1,207	(34)
Common Stocks
Financials	0	860	0	0	0	(51)	0	0	809	(51)
Industrials	276	0	0	0	0	(98)	0	0	178	(97)
Preferred Securities
Utilities	0	31,052	(235)	0	0	(210)	0	0	30,607	(210)

Totals	$64,671	$34,567	$(40,323)	$(90)	$32	$1,514	$365	$(10,295)	$50,441	$291

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category and Subcategory	Ending Balance at 03/31/2021	Valuation Technique	Unobservable Inputs	(% Unless Noted Otherwise)
				Input Value(s)	Weighted Average
Investments in Securities, at Value
Loan Participations and Assignments	$7,213	Proxy Pricing	Base Price	101.300	—
	1,921	Third Party Vendor	Broker Quote	61.000-99.375	68.296

112	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

March 31, 2021

Category and Subcategory	Ending Balance at 03/31/2021	Valuation Technique	Unobservable Inputs	(% Unless Noted Otherwise)
				Input Value(s)	Weighted Average
Corporate Bonds & Notes
Banking & Finance	$8,506	Discounted Cash Flow	Discount Rate	$5.430	—
Industrials	1,207	Other Valuation Techniques(2)	—	—	—
Common Stocks
Financials	809	Expected Recovery	Book Value	1.000x	—
Industrials	178	Other Valuation Techniques(2)	—	—	—
Preferred Securities
Utilities	30,607	Recent Transaction	Purchase Price	$27.048	—

Total	$50,441

(1)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at March 31, 2021 may be due to an investment no longer held or categorized as Level 3 at period end.

(2)	Includes valuation techniques not defined in the Notes to Financial Statements as securities valued using such techniques are not considered significant to the Fund.

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2021	113

Schedule of Investments	PIMCO Low Duration Credit Fund

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 89.6%

LOAN PARTICIPATIONS AND ASSIGNMENTS 85.9%

AAdvantage Loyalty IP Ltd.
TBD% due 04/20/2028		$1,800	$1,844

Advantage Sales & Marketing, Inc.
6.000% (LIBOR03M + 5.250%) due 10/28/2027 ~		3,500	3,500

Ahlstrom-Munksjo Oyj
TBD% due 03/11/2028		1,550	1,555

AlixPartners, LLP
3.250% (LIBOR03M + 2.750%) due 02/04/2028 ~		1,725	1,720

Alliant Holdings Intermediate LLC
3.359% (LIBOR03M + 3.250%) due 05/09/2025 ~		1,646	1,627

Allied Universal Holdco LLC
4.359% (LIBOR03M + 4.250%) due 07/10/2026 ~		1,135	1,133

Alphabet Holding Co., Inc.
3.609% (LIBOR03M + 3.500%) due 09/26/2024 ~		848	843

Altice Financing S.A.
2.856% (LIBOR03M + 2.750%) due 07/15/2025 ~		990	972
2.953% (LIBOR03M + 2.750%) due 01/31/2026 ~		2,431	2,386

Altice France S.A.
4.198% (LIBOR03M + 4.000%) due 08/14/2026 ~		3,381	3,374

American Trailer World Corp.
4.500% (LIBOR03M + 3.750%) due 02/17/2028 ~		3,200	3,182

Arches Buyer, Inc.
3.750% (LIBOR03M + 3.250%) due 12/06/2027 ~		3,865	3,847

Array Technologies, Inc.
3.750% (LIBOR03M + 3.250%) due 10/14/2027 ~		2,561	2,563

Astoria Energy LLC
4.500% (LIBOR03M + 3.500%) due 12/10/2027 ~		2,575	2,580

Asurion LLC
3.359% (LIBOR03M + 3.250%) due 12/23/2026 ~		4,542	4,519

Athenahealth, Inc.
4.453% (LIBOR03M + 4.250%) due 02/11/2026 ~		2,000	2,008

Banijay Entertainment S.A.S
3.854% (LIBOR03M + 3.750%) due 03/01/2025 ~		1,045	1,037

Barracuda Networks, Inc.
4.500% (LIBOR03M + 3.750%) due 02/12/2025 ~		1,194	1,194

Blackhawk Network Holdings, Inc.
3.109% (LIBOR03M + 3.000%) due 06/15/2025 ~		552	545

Boels Topholding BV
4.000% (EUR003M + 4.000%) due 02/06/2027 ~	EUR	2,800	3,294

BWAY Holding Co.
3.443% (LIBOR03M + 3.250%) due 04/03/2024 ~		$3,631	3,556

Caesars Resort Collection LLC
2.859% (LIBOR03M + 2.750%) due 12/23/2024 ~		3,904	3,848
4.609% (LIBOR03M + 4.500%) due 07/21/2025 ~		3,234	3,244

Camelot U.S. Acquisition Co.
3.109% (LIBOR03M + 3.000%) due 10/30/2026 ~		2,597	2,580

Canada Goose, Inc.
5.000% (LIBOR03M + 4.250%) due 10/07/2027 ~		1,397	1,400

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Carnival Corp.
8.500% (LIBOR03M + 7.500%) due 06/30/2025 ~		$2,233	$2,311

CBI Buyer, INC.
3.750% (LIBOR03M + 3.250%) due 01/06/2028 ~		475	473

Chobani LLC
4.500% (LIBOR03M + 3.500%) due 10/20/2027 ~		1,418	1,419

CityCenter Holdings LLC
3.000% (LIBOR03M + 2.250%) due 04/18/2024 ~		3,142	3,106

Clarios Global LP
3.359% (LIBOR03M + 3.250%) due 04/30/2026 ~		1,995	1,987

Clear Channel Outdoor Holdings, Inc.
3.712% (LIBOR03M + 3.500%) due 08/21/2026 ~		4,950	4,768

CNT Holdings Corp.
4.500% (LIBOR03M + 3.750%) due 11/08/2027 ~		2,000	1,998

CommScope, Inc.
3.359% (LIBOR03M + 3.250%) due 04/06/2026 ~		1,414	1,408

Consumer Cellular, Inc.
4.750% (LIBOR03M + 4.000%) due 12/17/2027 ~		1,200	1,203

Core & Main LP
3.750% (LIBOR03M + 2.750%) due 08/01/2024 ~		895	893

Coty, Inc.
2.354% (LIBOR03M + 2.250%) due 04/07/2025 ~		3,892	3,749

COWEN INC TL B 1L
TBD% due 03/12/2028 «		1,600	1,596

Da Vinci Purchaser Corp.
5.000% (LIBOR03M + 4.000%) due 01/08/2027 ~		1,375	1,377

Delta 2 (LUX) SARL
3.500% (LIBOR03M + 2.500%) due 02/01/2024 ~		2,362	2,342

Diamond (BC) BV
3.109% (LIBOR03M + 3.000%) due 09/06/2024 ~		98	98
3.250% (EUR003M + 3.250%) due 09/06/2024 ~	EUR	1,443	1,692

Diamond Sports Group LLC
3.360% (LIBOR03M + 3.250%) due 08/24/2026 ~		$5,058	3,585

Dun & Bradstreet Corp.
3.359% (LIBOR03M + 3.250%) due 02/06/2026 ~		1,372	1,366

E2open LLC
4.000% (LIBOR03M + 3.500%) due 10/29/2027 ~		1,625	1,625

Endure Digital, Inc.
4.250% (LIBOR03M + 3.500%) due 02/10/2028 ~		2,200	2,194

Entercom Media Corp.
2.609% (LIBOR03M + 2.500%) due 11/18/2024 ~		315	309

Envision Healthcare Corp.
3.859% (LIBOR03M + 3.750%) due 10/10/2025 ~		1,521	1,315

EyeCare Partners LLC
3.859% (LIBOR03M + 3.750%) due 02/18/2027 ~		882	874

Flex Acquisition Co., Inc.
3.238% - 3.488% (LIBOR03M + 3.250%) due 06/29/2025 ~		1,457	1,435

Foundation Building Materials Holding Co LLC
3.750% (LIBOR03M + 3.250%) due 02/03/2028 ~		1,700	1,687

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Frontier Communications Corp.
5.750% (LIBOR03M + 4.750%) due 10/08/2021 ~	$4,175	$4,188

Gainwell Acquisition Corp.
4.750% (LIBOR03M + 4.000%) due 10/01/2027 ~	4,220	4,212

Getty Images, Inc.
4.609% (LIBOR03M + 4.500%) due 02/19/2026 ~	1,985	1,970

Global Medical Response, Inc.
5.750% (LIBOR03M + 4.750%) due 10/02/2025 ~	4,242	4,235

GlobalLogic Holdings, Inc.
2.859% (LIBOR03M + 2.750%) due 08/01/2025 «~	988	986

Golden Entertainment, Inc.
3.750% (LIBOR03M + 3.000%) due 10/21/2024 ~	300	297

Graham Packaging Co., Inc.
3.750% (LIBOR03M + 3.000%) due 08/04/2027 ~	3,388	3,373

Hearthside Food Solutions LLC
3.796% (LIBOR03M + 3.688%) due 05/23/2025 ~	1,073	1,065
6.000% (LIBOR03M + 5.000%) due 05/23/2025 ~	398	399

Hub International Ltd.
2.965% - 3.215% (LIBOR03M + 3.000%) due 04/25/2025 ~	2,144	2,117

iHeartCommunications, Inc.
3.109% (LIBOR03M + 3.000%) due 05/01/2026 ~	672	665

Illuminate Buyer LLC
3.609% (LIBOR03M + 3.500%) due 06/30/2027 ~	2,095	2,088

INEOS Enterprises Holdings U.S. Finco LLC
4.500% (LIBOR03M + 3.500%) due 08/28/2026 ~	1,516	1,520

INEOS Styrolution US Holding LLC
3.250% (LIBOR03M + 2.750%) due 01/29/2026 ~	900	898

Informatica LLC
3.359% (LIBOR03M + 3.250%) due 02/25/2027 ~	1,020	1,014

IRB Holding Corp.
3.750% (LIBOR03M + 2.750%) due 02/05/2025 ~	2,240	2,225
4.250% (LIBOR03M + 3.250%) due 12/15/2027 ~	2,675	2,672

Ivanti Software, Inc.
5.750% (LIBOR03M + 4.750%) due 12/01/2027 ~	3,800	3,823

Kronos Acquisition Holdings, Inc.
4.250% (LIBOR03M + 3.750%) due 12/22/2026 ~	2,350	2,320

LBM Acquisition LLC
TBD% due 12/17/2027 µ	287	286
4.500% (LIBOR03M + 3.750%) due 12/17/2027 ~	1,291	1,287

Les Schwab Tire Centers
4.250% (LIBOR03M + 3.500%) due 11/02/2027 ~	2,625	2,634

Marriott Ownership Resorts, Inc.
1.859% (LIBOR03M + 1.750%) due 08/29/2025 ~	479	468

MH Sub LLC
3.609% (LIBOR03M + 3.500%) due 09/13/2024 ~	4,516	4,468

MPH Acquisition Holdings LLC
3.750% (LIBOR03M + 2.750%) due 06/07/2023 ~	432	430

MTN Infrastructure TopCo., Inc.
4.000% (LIBOR03M + 3.000%) due 11/15/2024 ~	1,221	1,220

114	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

March 31, 2021

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

NEP Group, Inc.
3.359% (LIBOR03M + 3.250%) due 10/20/2025 ~	$3,308	$3,219

Nielsen Consumer, Inc.
4.103% (LIBOR03M + 4.000%) due 03/06/2028 ~	2,275	2,270

NorthRiver Midstream Finance LP
3.488% (LIBOR03M + 3.250%) due 10/01/2025 ~	733	724

Nouryon Finance BV
2.860% (LIBOR03M + 2.750%) due 10/01/2025 ~	3,548	3,499

Novelis, Inc.
TBD% due 04/15/2025 «	3,840	3,782

OneDigital Borrower LLC
TBD% due 11/16/2027 µ	175	175
5.250% (LIBOR03M + 4.500%) due 11/16/2027 ~	1,775	1,778

Ortho-Clinical Diagnostics S.A.
3.359% - 5.500% (LIBOR03M + 3.250%) due 06/30/2025 ~	2,900	2,899

Parexel International Corp.
2.859% (LIBOR03M + 2.750%) due 09/27/2024 ~	855	846

Park River Holdings, Inc.
4.000% (LIBOR03M + 3.250%) due 12/28/2027 ~	875	872

Peraton Holding Corp.

TBD% due 02/01/2028 µ	893	893
4.500% (LIBOR03M + 3.750%) due 02/01/2028 ~	507	507

Petco Health & Wellness Co.
4.000% (LIBOR03M + 3.250%) due 03/03/2028 ~	1,150	1,147

Phoenix Guarantor, Inc.
3.361% (LIBOR03M + 3.250%) due 03/05/2026 ~	1,372	1,363

PQ Corp.
4.000% (LIBOR03M + 3.000%) due 02/07/2027 ~	685	686

Presidio, Inc.
3.720% (LIBOR03M + 3.500%) due 01/22/2027 ~	2,214	2,212

Prime Security Services Borrower LLC
3.500% (LIBOR03M + 2.750%) due 09/23/2026 ~	1,285	1,280

Project Ruby Ultimate Parent Corp.
4.000% (LIBOR03M + 3.250%) due 03/03/2028 ~	900	897

PUG LLC
3.609% (LIBOR03M + 3.500%) due 02/12/2027 ~	1,310	1,269

Radiate Holdco LLC
4.250% (LIBOR03M + 3.500%) due 09/25/2026 ~	2,479	2,480

RegionalCare Hospital Partners Holdings, Inc.
3.859% (LIBOR03M + 3.750%) due 11/16/2025 ~	2,952	2,949

Reynolds Group Holdings, Inc.
3.359% (LIBOR03M + 3.250%) due 02/05/2026 ~	1,621	1,605

Sabre GLBL, Inc.
2.109% (LIBOR03M + 2.000%) due 02/22/2024 ~	2,969	2,935

Scientific Games International, Inc.
2.859% (LIBOR03M + 2.750%) due 08/14/2024 ~	2,243	2,203

Sequa Mezzanine Holdings LLC
7.750% (LIBOR03M + 6.750%) due 11/28/2023 ~	1,251	1,258

Sigma Bidco BV
3.260% (LIBOR03M + 3.000%) due 07/02/2025 ~	2,481	2,460

SolarWinds Holdings, Inc.
2.859% (LIBOR03M + 2.750%) due 02/05/2024 ~	1,250	1,229

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Sophia LP
4.500% (LIBOR03M + 3.750%) due 10/07/2027 ~	$1,546	$1,547

Sotera Health Holdings LLC
3.250% (LIBOR03M + 2.750%) due 12/11/2026 ~	1,100	1,099

Spirit AeroSystems Holdings, Inc.
6.000% (LIBOR03M + 5.250%) due 01/15/2025 ~	1,945	1,962

Staples, Inc.
4.705% (LIBOR03M + 4.500%) due 09/12/2024 ~	246	243
5.205% (LIBOR03M + 5.000%) due 04/16/2026 ~	1,627	1,592

Station Casinos LLC
2.500% (LIBOR03M + 2.250%) due 02/08/2027 ~	2,557	2,521

Sunshine Luxembourg SARL
4.500% (LIBOR03M + 3.500%) due 06/30/2021 ~	308	308

Symplr Software, Inc.
5.250% (LIBOR03M + 4.500%) due 12/22/2027 ~	575	578

Team Health Holdings, Inc.
3.750% (LIBOR03M + 2.750%) due 02/06/2024 ~	823	768

Telesat LLC
2.860% (LIBOR03M + 2.750%) due 12/07/2026 ~	814	785

Tempo Acquisition LLC
3.750% (LIBOR03M + 3.250%) due 11/02/2026 ~	1,985	1,987

Terrier Media Buyer, Inc.
3.609% (LIBOR03M + 3.500%) due 12/17/2026 ~	494	490

Tibco Software, Inc.
3.860% (LIBOR03M + 3.750%) due 06/30/2026 ~	596	590

Triton Water Holdings, Inc.
TBD% due 03/18/2028	850	848

Truck Hero, Inc.
4.500% (LIBOR03M + 3.750%) due 01/31/2028 ~	350	350

U.S. Renal Care, Inc.
5.125% (LIBOR03M + 5.000%) due 06/26/2026 ~	1,662	1,655

Uber Technologies, Inc.
3.609% (LIBOR03M + 3.500%) due 04/04/2025 ~	3,179	3,169

Ultimate Software Group, Inc.
4.000% (LIBOR03M + 3.250%) due 05/04/2026 ~	1,990	1,991

Univision Communications, Inc.
2.857% (LIBOR03M + 2.750%) due 03/15/2024 ~	4,102	4,079

USS Ultimate Holdings, Inc.
4.750% (LIBOR03M + 3.750%) due 08/25/2024 ~	3,487	3,491

Verifone Systems, Inc.
4.182% (LIBOR03M + 4.000%) due 08/20/2025 ~	3,501	3,431

Verscend Holding Corp.
4.607% (LIBOR03M + 4.500%) due 08/27/2025 ~	1,587	1,593

Vertical U.S. Newco, Inc.
4.478% (LIBOR03M + 4.250%) due 07/30/2027 ~	1,147	1,151

Wand NewCo 3, Inc.
3.109% (LIBOR03M + 3.000%) due 02/05/2026 ~	3,015	2,982

Weber-Stephen Products LLC
4.000% (LIBOR03M + 3.250%) due 10/30/2027 ~	2,294	2,296

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Welbilt, Inc.
2.607% (LIBOR03M + 2.500%) due 10/23/2025 ~	$1,615	$1,555

White Cap Buyer LLC
4.500% (LIBOR03M + 4.000%) due 10/19/2027 ~	3,591	3,589

WOOF Holdings, Inc.
4.500% (LIBOR03M + 3.750%) due 12/21/2027 ~	1,100	1,097

Zaxby’s Operating Company LLC
4.500% (LIBOR03M + 3.750%) due 12/28/2027 ~	1,225	1,226

Zayo Group Holdings, Inc.
3.109% (LIBOR03M + 3.000%) due 03/09/2027 ~	4,739	4,707

Total Loan Participations and Assignments (Cost $249,454)		255,138

CORPORATE BONDS & NOTES 3.6%

BANKING & FINANCE 0.4%

Freedom Mortgage Corp.
7.625% due 05/01/2026	350	367

PennyMac Financial Services, Inc.
4.250% due 02/15/2029	800	767

		1,134

INDUSTRIALS 3.2%

Bausch Health Americas, Inc.
9.250% due 04/01/2026	600	665

Cinemark USA, Inc.
5.875% due 03/15/2026	250	257

Mohegan Gaming & Entertainment
8.000% due 02/01/2026	1,200	1,210

NCR Corp.
5.125% due 04/15/2029 (a)	1,600	1,615

Prime Healthcare Services, Inc.
7.250% due 11/01/2025	1,700	1,817

Six Flags Entertainment Corp.
4.875% due 07/31/2024	250	253

Staples, Inc.
7.500% due 04/15/2026	475	502

Vine Energy Holdings LLC
6.750% due 04/15/2029 (a)	2,650	2,650

Wynn Macau Ltd.
5.500% due 01/15/2026	500	522

		9,491

UTILITIES 0.0%

Crestwood Midstream Partners LP
6.000% due 02/01/2029	100	99

Total Corporate Bonds & Notes (Cost $10,696)		10,724

	SHARES
COMMON STOCKS 0.1%

FINANCIALS 0.1%

Stearns Holdings LLC ‘B’ «(b)	52,605	234

Total Common Stocks (Cost $248)		234

Total Investments in Securities (Cost $260,398)		266,096

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2021	115

Schedule of Investments	PIMCO Low Duration Credit Fund	(Cont.)

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 8.4%

SHORT-TERM INSTRUMENTS 8.4%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 8.4%

PIMCO Short-Term Floating NAV Portfolio III	2,532,753	$24,973

Total Short-Term Instruments (Cost $24,974)		24,973

Total Investments in Affiliates (Cost $24,974)		24,973

Total Investments 98.0% (Cost $285,372)		$291,069

Financial Derivative Instruments (c) 0.2% (Cost or Premiums, net $0)		530

Other Assets and Liabilities, net 1.8%		5,380

Net Assets 100.0%		$296,979

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
«	Security valued using significant unobservable inputs (Level 3).
µ

All or a portion of this amount represents unfunded loan commitments. The interest rate for the unfunded portion will be determined at the time of funding. See Note 4, Securities and Other Investments, in the Notes to Financial Statements for more information regarding unfunded loan commitments.

~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

(a)	When-issued security.

(b)  RESTRICTED SECURITIES:

Issuer Description	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
Stearns Holdings LLC ‘B’	3/15/2021	$ 248	$234	0.08%

BORROWINGS AND OTHER FINANCING TRANSACTIONS

The average amount of borrowings outstanding during the period ended March 31, 2021 was $(2,497) at a weighted average interest rate of 0.721%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(c)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
JPM	04/2021		$1,488	EUR	1,267	$0	$(2)

SCX	04/2021	EUR	11,912		$14,471	501	0
	05/2021		11,912		14,008	31	0

Total Forward Foreign Currency Contracts						$532	$(2)

116	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

March 31, 2021

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received) as of March 31, 2021:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received)	Net Exposure(1)
JPM	$0	$0	$0	$0	$(2)	$0	$0	$(2)	$(2)	$0	$(2)
SCX	532	0	0	532	0	0	0	0	532	(280)	252

Total Over the Counter	$532	$0	$0	$532	$(2)	$0	$0	$(2)

(1)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2021:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$532	$0	$532

Financial Derivative Instruments - Liabilities
Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$2	$0	$2

The effect of Financial Derivative Instruments on the Statements of Operations for the year ended March 31, 2021:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Swap Agreements	$0	$(2,048)	$0	$0	$(1)	$(2,049)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(809)	$0	$(809)
Swap Agreements	0	0	0	0	67	67

	$0	$0	$0	$(809)	$67	$(742)

	$0	$(2,048)	$0	$(809)	$66	$(2,791)

Net Change in Unrealized Appreciation on Financial Derivative Instruments
Exchange-traded or centrally cleared
Swap Agreements	$0	$580	$0	$0	$0	$580

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$554	$0	$554
Swap Agreements	0	0	0	0	444	444

	$0	$0	$0	$554	$444	$998

	$0	$580	$0	$554	$444	$1,578

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2021	117

Schedule of Investments	PIMCO Low Duration Credit Fund	(Cont.)	March 31, 2021

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2021 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2021
Investments in Securities, at Value
Loan Participations and Assignments	$0	$248,774	$6,364	$255,138
Corporate Bonds & Notes
Banking & Finance	0	1,134	0	1,134
Industrials	2,650	6,841	0	9,491
Utilities	0	99	0	99
Common Stocks
Financials	0	0	234	234

	$2,650	$256,848	$6,598	$266,096

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$24,973	$0	$0	$24,973

Total Investments	$27,623	$256,848	$6,598	$291,069

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2021
Financial Derivative Instruments - Assets
Over the counter	$0	$532	$0	$532

Financial Derivative Instruments - Liabilities
Over the counter	$0	$(2)	$0	$(2)

Total Financial Derivative Instruments	$0	$530	$0	$530

Totals	$27,623	$257,378	$6,598	$291,599

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ended March 31, 2021:

Category and Subcategory	Beginning Balance at 03/31/2020	Net Purchases	Net Sales/ Settlements	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation)(1)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 03/31/2021	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 03/31/2021(1)
Investments in Securities, at Value
Loan Participations and Assignments	$62,620	$48,107	$(81,029)	$573	$764	$5,486	$907	$(31,064)	$6,364	$169
Common Stocks
Financials	0	248	0	0	0	(14)	0	0	234	(14)

Totals	$62,620	$48,355	$(81,029)	$573	$764	$5,472	$907	$(31,064)	$6,598	$155

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category and Subcategory	Ending Balance at 03/31/2021	Valuation Technique	Unobservable Inputs	(% Unless Noted Otherwise)
				Input Value(s)	Weighted Average
Investments in Securities, at Value
Loan Participations and Assignments	$6,364	Third Party Vendor	Broker Quote	98.500-99.875	99.027
Common Stocks
Financials	234	Expected Recovery	Book Value	1.000x	—

Total	$6,598

(1)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at March 31, 2021 may be due to an investment no longer held or categorized as Level 3 at period end.

118	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

Schedule of Investments	PIMCO Low Duration Income Fund	March 31, 2021

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 127.1%

LOAN PARTICIPATIONS AND ASSIGNMENTS 4.5%

AAdvantage Loyalty IP Ltd.
TBD% due 04/20/2028		$1,828	$1,873

Advanz Pharma Corp.
6.500% (LIBOR03M + 5.500%) due 09/06/2024 ~		1,276	1,276

Al Convoy (Luxembourg) SARL
4.500% (LIBOR03M + 3.500%) due 01/17/2027 ~		316	316

Alphabet Holding Co., Inc.
3.609% (LIBOR03M + 3.500%) due 09/26/2024 ~		97	96

Altice France S.A.
4.198% (LIBOR03M + 4.000%) due 08/14/2026 ~		1,369	1,366

APi Group DE, Inc.
2.609% (LIBOR03M + 2.500%) due 10/01/2026 ~		3,061	3,056

Aramark Services, Inc.
1.859% (LIBOR03M + 1.750%) due 03/11/2025 ~		93	92

Avantor, Inc.
3.250% (LIBOR03M + 2.250%) due 11/21/2024 ~		245	246

Avolon TLB Borrower (U.S.) LLC
2.250% (LIBOR03M + 1.500%) due 02/12/2027 ~		755	748

Axalta Coating Systems U.S. Holdings, Inc.
1.953% (LIBOR03M + 1.750%) due 06/01/2024 ~		59	59

Banijay Entertainment S.A.S
3.854% (LIBOR03M + 3.750%) due 03/01/2025 ~		203	202

Bausch Health Cos., Inc.
2.859% (LIBOR03M + 2.750%) due 11/27/2025 ~		413	411
3.109% (LIBOR03M + 3.000%) due 06/02/2025 ~		258	257

Beacon Roofing Supply, Inc.
2.359% (LIBOR03M + 2.250%) due 01/02/2025 ~		43	43

BWAY Holding Co.
3.443% (LIBOR03M + 3.250%) due 04/03/2024 ~		67	66

Caesars Resort Collection LLC
2.859% (LIBOR03M + 2.750%) due 12/23/2024 ~		39,784	39,212
4.609% (LIBOR03M + 4.500%) due 07/21/2025 ~		11,940	11,978

Camelot U.S. Acquisition Co.
3.109% (LIBOR03M + 3.000%) due 10/30/2026 ~		296	294

Carnival Corp.
8.500% (LIBOR03M + 7.500%) due 06/30/2025 ~		11,612	12,019

CenturyLink, Inc.
2.359% (LIBOR03M + 2.250%) due 03/15/2027 ~		7,795	7,715

Charter Communications Operating LLC
1.860% (LIBOR03M + 1.750%) due 02/01/2027 ~		1,703	1,696

CityCenter Holdings LLC
3.000% (LIBOR03M + 2.250%) due 04/18/2024 ~		24,428	24,155

Cobham PLC
3.500% (EUR003M + 3.500%) due 01/18/2027 ~	EUR	1,000	1,172

Core & Main LP
3.750% (LIBOR03M + 2.750%) due 08/01/2024 ~		$45	45

Cornerstone Building Brands, Inc.
3.856% (LIBOR03M + 3.750%) due 04/12/2025 ~		3,949	3,950

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Dell International LLC
2.000% (LIBOR03M + 1.750%) due 09/19/2025 ~		$2,711	$2,712

Diamond Resorts Corp.
4.750% (LIBOR03M + 3.750%) due 09/02/2023 ~		9,379	9,390

Elanco Animal Health, Inc.
1.865% (LIBOR03M + 1.750%) due 08/01/2027 ~		1,228	1,213

Emerald TopCo, Inc.
3.712% (LIBOR03M + 3.500%) due 07/24/2026 ~		10,930	10,863

Envision Healthcare Corp.
3.859% (LIBOR03M + 3.750%) due 10/10/2025 ~		14,269	12,333

EyeCare Partners LLC
3.859% (LIBOR03M + 3.750%) due 02/18/2027 ~		690	684

Forest City Enterprises LP
3.609% (LIBOR03M + 3.500%) due 12/08/2025 ~		490	480

Froneri International PLC
2.359% (LIBOR03M + 2.250%) due 01/29/2027 ~		3,031	2,993

Gates Global LLC
3.500% (LIBOR03M + 2.750%) due 03/31/2027 ~		672	671

Genesee & Wyoming, Inc.
2.203% (LIBOR03M + 2.000%) due 12/30/2026 ~		1,176	1,174

Gray Television, Inc.
2.615% (LIBOR03M + 2.500%) due 01/02/2026 ~		425	422

Hilton Worldwide Finance LLC
1.859% (LIBOR03M + 1.750%) due 06/22/2026 ~		4,007	3,975

Illuminate Buyer LLC
3.609% (LIBOR03M + 3.500%) due 06/30/2027 ~		1,995	1,988

Ineos Finance PLC
2.500% (EUR003M + 2.000%) due 04/01/2024 ~	EUR	4,250	4,965

Intelsat Jackson Holdings S.A.
3.600% - 6.500% (LIBOR03M + 5.500%) due 07/13/2022 ~		$7,675	7,802
8.000% (PRIME + 4.750%) due 11/27/2023 ~		13,689	13,943
8.625% due 01/02/2024		225	230

IRB Holding Corp.
3.750% (LIBOR03M + 2.750%) due 02/05/2025 ~		97	96

Marriott Ownership Resorts, Inc.
1.859% (LIBOR03M + 1.750%) due 08/29/2025 ~		610	595

McDermott Technology Americas, Inc.
3.109% (LIBOR03M + 3.000%) due 06/30/2024 «~		156	127

McDermott Technology Americas, Inc. (1.109% Cash and 3.000% PIK)
4.109% (LIBOR03M + 1.000%) due 06/30/2025 ~(c)		561	332

Messer Industrie GmbH
2.703% (LIBOR03M + 2.500%) due 03/01/2026 ~		1,662	1,651

MH Sub LLC
3.609% (LIBOR03M + 3.500%) due 09/13/2024 ~		164	162

Nascar Holdings, Inc.
2.859% (LIBOR03M + 2.750%) due 10/19/2026 ~		1,119	1,114

Nielsen Finance LLC
2.103% (LIBOR03M + 2.000%) due 10/04/2023 ~		69	69

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Nouryon Finance BV
2.860% (LIBOR03M + 2.750%) due 10/01/2025 ~		$1,175	$1,159

Ortho-Clinical Diagnostics S.A.
3.359% (LIBOR03M + 3.250%) due 06/30/2025 ~		27,431	27,420

Parexel International Corp.
2.859% (LIBOR03M + 2.750%) due 09/27/2024 ~		86	85

Petco Health & Wellness Co.
4.000% (LIBOR03M + 3.250%) due 03/03/2028 ~		2,800	2,791

PetSmart, Inc.
4.500% (LIBOR03M + 3.750%) due 02/12/2028 ~		11,300	11,295

PUG LLC
3.609% (LIBOR03M + 3.500%) due 02/12/2027 ~		391	379

RegionalCare Hospital Partners Holdings, Inc.
3.859% (LIBOR03M + 3.750%) due 11/16/2025 ~		519	519

Reynolds Consumer Products LLC
1.859% (LIBOR03M + 1.750%) due 02/04/2027 ~		902	898

Sequa Mezzanine Holdings LLC
7.750% (LIBOR03M + 6.750%) due 11/28/2023 ~		19,523	19,627

Sequa Mezzanine Holdings LLC (11.750% Cash and 6.750% PIK)
18.500% (LIBOR03M + 10.750%) due 04/28/2024 ~(c)		1,732	1,620

Sigma Bidco BV
3.500% (EUR003M + 3.500%) due 07/02/2025 ~	EUR	690	795

Sinclair Television Group, Inc.
2.610% (LIBOR03M + 2.500%) due 09/30/2026 ~		$1,393	1,377

Sotera Health Holdings LLC
3.250% (LIBOR03M + 2.750%) due 12/11/2026 ~		4,550	4,544

SS&C Technologies Holdings Europe SARL
1.859% (LIBOR03M + 1.750%) due 04/16/2025 ~		200	198

SS&C Technologies, Inc.
1.859% (LIBOR03M + 1.750%) due 04/16/2025 ~		254	252

Sunshine Luxembourg SARL
4.500% (LIBOR03M + 3.500%) due 06/30/2021 ~		15,169	15,180

Syniverse Holdings, Inc.
6.000% (LIBOR03M + 5.000%) due 03/09/2023 ~		1,182	1,168

TransDigm, Inc.
2.359% (LIBOR03M + 2.250%) due 08/22/2024 ~		2,992	2,942
2.359% (LIBOR03M + 2.250%) due 05/30/2025 ~		1,995	1,957

U.S. Renal Care, Inc.
5.125% (LIBOR03M + 5.000%) due 06/26/2026 ~		912	908

Uber Technologies, Inc.
TBD% due 02/16/2027		9,224	9,197

Univision Communications, Inc.
2.857% (LIBOR03M + 2.750%) due 03/15/2024 ~		5,696	5,663

Valaris PLC (8.000% PIK)
TBD% - 8.000% due 08/17/2021 «µ(c)		300	296

Westmoreland Mining Holdings LLC
9.250% (LIBOR03M + 8.250%) due 03/15/2022 «~		34	34

Westmoreland Mining Holdings LLC (15.000% PIK)
15.000% due 03/15/2029 «(c)		231	141

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2021	119

Schedule of Investments	PIMCO Low Duration Income Fund	(Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Whatabrands LLC
2.856% (LIBOR03M + 2.750%) due 07/31/2026 ~		$510	$507

Windstream Services LLC
7.250% (LIBOR03M + 6.250%) due 09/21/2027 ~		10,045	10,070

Wyndham Hotels & Resorts, Inc.
1.859% (LIBOR03M + 1.750%) due 05/30/2025 ~		195	193

Zayo Group Holdings, Inc.
3.109% (LIBOR03M + 3.000%) due 03/09/2027 ~		9,888	9,821
3.250% (EUR003M + 3.250%) due 03/09/2027 ~	EUR	1,980	2,314

Zephyrus Capital Aviation Partners LLC
4.605% due 10/15/2038		$3,482	3,379

Total Loan Participations and Assignments (Cost $326,858)			329,056

CORPORATE BONDS & NOTES 30.0%

BANKING & FINANCE 12.7%

AerCap Ireland Capital DAC
3.300% due 01/23/2023		700	726
4.125% due 07/03/2023		445	472
4.625% due 07/01/2022		200	209

AIB Group PLC
4.263% due 04/10/2025 •		5,000	5,439

Ally Financial, Inc.
8.000% due 11/01/2031		164	224

Ambac LSNI LLC
6.000% due 02/12/2023 •		4,505	4,522

Antares Holdings LP
3.950% due 07/15/2026		3,200	3,231

Asian Development Bank
4.700% due 03/12/2024	MXN	10,200	500

Athora Netherlands NV
2.375% due 05/17/2024	EUR	300	365

Aviation Capital Group LLC
2.875% due 01/20/2022		$4,308	4,371

Avolon Holdings Funding Ltd.
2.875% due 02/15/2025		2,169	2,163
3.250% due 02/15/2027		490	487
3.625% due 05/01/2022		1,391	1,419
3.950% due 07/01/2024		2,630	2,751
5.125% due 10/01/2023		3,415	3,643
5.500% due 01/15/2023		3,456	3,669

Banco Bradesco S.A.
2.850% due 01/27/2023		2,301	2,354
3.200% due 01/27/2025		1,800	1,844

Banco BTG Pactual S.A.
4.500% due 01/10/2025		2,100	2,149

Banco de Credito del Peru
4.650% due 09/17/2024	PEN	7,100	2,023

Bank of Ireland Group PLC
7.500% due 05/19/2025 •(j)(k)	EUR	1,300	1,777

Banque PSA Finance S.A.
5.750% due 04/04/2021		$82	82

Barclays Bank PLC
7.625% due 11/21/2022 (k)		11,356	12,466
10.179% due 06/12/2021		3,100	3,153

Barclays PLC
1.837% (BBSW3M + 1.800%) due 06/15/2023 ~	AUD	1,000	774
3.125% due 01/17/2024	GBP	600	873
3.375% due 04/02/2025 •	EUR	11,100	14,223
3.932% due 05/07/2025 •		$12,362	13,349
6.125% due 12/15/2025 •(j)(k)		28,342	30,985
6.375% due 12/15/2025 •(j)(k)	GBP	200	303
7.125% due 06/15/2025 •(j)(k)		4,100	6,379
7.250% due 03/15/2023 •(j)(k)		3,140	4,681
7.750% due 09/15/2023 •(j)(k)		$7,290	7,973
7.875% due 03/15/2022 •(j)(k)		2,700	2,843
7.875% due 09/15/2022 •(j)(k)	GBP	1,600	2,374
8.000% due 06/15/2024 •(j)(k)		$4,000	4,442

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

BGC Partners, Inc.
3.750% due 10/01/2024		$640	$672

BNP Paribas S.A.
4.625% due 02/25/2031 •(j)(k)		10,900	10,859
6.750% due 03/14/2022 •(j)(k)		1,400	1,456

BOC Aviation Ltd.
1.252% (US0003M + 1.050%) due 05/04/2021 ~		550	550
1.320% (US0003M + 1.125%) due 09/26/2023 ~		400	400

Brixmor Operating Partnership LP
1.255% (US0003M + 1.050%) due 02/01/2022 ~		3,600	3,608

Brookfield Finance, Inc.
4.700% due 09/20/2047		240	274

Cantor Fitzgerald LP
4.875% due 05/01/2024		192	213

CBL & Associates LP
4.600% due 10/15/2024 ^(d)		31	18
5.950% due 12/15/2026 ^(d)		988	568

CIT Bank N.A.
2.969% due 09/27/2025 •		1,300	1,369

CIT Group, Inc.
5.000% due 08/15/2022		8,328	8,777
5.000% due 08/01/2023		1,815	1,973

CNH Industrial Capital LLC
3.875% due 10/15/2021		20	20

Columbia Property Trust Operating Partnership LP
3.650% due 08/15/2026		670	694

Cooperatieve Rabobank UA
6.625% due 06/29/2021 •(j)(k)	EUR	21,200	25,252

Credit Agricole S.A.
6.500% due 06/23/2021 •(j)(k)		1,800	2,140

Credit Suisse AG
6.500% due 08/08/2023 (k)		$3,400	3,753

Credit Suisse Group AG
6.250% due 12/18/2024 •(j)(k)		300	320
7.125% due 07/29/2022 •(j)(k)		300	313
7.250% due 09/12/2025 •(j)(k)		600	651
7.500% due 07/17/2023 •(j)(k)		1,600	1,696

CTR Partnership LP
5.250% due 06/01/2025		66	68

CyrusOne LP
1.450% due 01/22/2027	EUR	500	592

Deutsche Bank AG
0.113% (EUR003M + 0.650%) due 09/10/2021 ~		1,600	1,879
1.384% (US0003M + 1.190%) due 11/16/2022 ~		$1,000	1,003
1.750% due 11/19/2030 •	EUR	700	851
2.222% due 09/18/2024 •		$9,900	10,168
2.625% due 12/16/2024	GBP	3,500	5,027
3.375% due 05/12/2021		$10,934	10,965
3.547% due 09/18/2031 •		800	827
3.875% due 02/12/2024	GBP	900	1,330
3.961% due 11/26/2025 •		$9,810	10,631
4.250% due 10/14/2021		3,170	3,229
5.000% due 02/14/2022		7,270	7,528

Doric Nimrod Air Finance Alpha Ltd. Pass-Through Trust
5.125% due 11/30/2024		225	224

EPR Properties
4.750% due 12/15/2026		627	660
4.950% due 04/15/2028		316	326

Equitable Holdings, Inc.
5.000% due 04/20/2048		27	33

Erste Group Bank AG
4.250% due 10/15/2027 •(j)(k)	EUR	3,400	4,192

Fairfax Financial Holdings Ltd.
4.625% due 04/29/2030		$664	726
4.850% due 04/17/2028		80	89

FCE Bank PLC
0.869% due 09/13/2021	EUR	3,900	4,583
1.615% due 05/11/2023		300	358
1.875% due 06/24/2021		4,000	4,711

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Ford Motor Credit Co. LLC
0.000% due 05/14/2021 •	EUR	4,270	$5,005
0.000% due 12/01/2021 •		4,790	5,603
0.162% due 12/01/2024 •		900	1,008
1.048% (US0003M + 0.810%) due 04/05/2021 ~		$5,550	5,550
1.104% (US0003M + 0.880%) due 10/12/2021 ~		1,600	1,592
1.276% (US0003M + 1.080%) due 08/03/2022 ~		1,600	1,586
1.429% (US0003M + 1.235%) due 02/15/2023 ~		3,100	3,070
1.463% (US0003M + 1.270%) due 03/28/2022 ~		3,600	3,577
1.514% due 02/17/2023	EUR	4,100	4,847
1.744% due 07/19/2024		5,100	6,022
2.330% due 11/25/2025		200	241
2.386% due 02/17/2026		2,000	2,415
2.748% due 06/14/2024	GBP	2,500	3,480
2.979% due 08/03/2022		$500	508
3.021% due 03/06/2024	EUR	600	735
3.087% due 01/09/2023		$5,200	5,294
3.096% due 05/04/2023		600	610
3.250% due 09/15/2025	EUR	2,200	2,748
3.339% due 03/28/2022		$1,600	1,624
3.350% due 11/01/2022		200	204
3.375% due 11/13/2025		19,700	20,060
3.377% (US0003M + 3.140%) due 01/07/2022 ~		3,000	3,036
3.550% due 10/07/2022		8,654	8,876
3.664% due 09/08/2024		1,600	1,659
3.813% due 10/12/2021		7,865	7,963
4.063% due 11/01/2024		200	210
4.140% due 02/15/2023		6,500	6,733
4.250% due 09/20/2022		3,179	3,294
4.535% due 03/06/2025	GBP	4,800	7,072
5.596% due 01/07/2022		$1,500	1,545
5.875% due 08/02/2021		2,000	2,029

Fortress Transportation & Infrastructure Investors LLC
6.500% due 10/01/2025		2,569	2,689
6.750% due 03/15/2022		4,877	4,886

GE Capital International Funding Co. Unlimited Co.
4.418% due 11/15/2035		900	1,031

General Motors Financial Co., Inc.
1.075% (US0003M + 0.850%) due 04/09/2021 ~		1,302	1,302

GLP Capital LP
5.300% due 01/15/2029		902	1,014

Goodman U.S. Finance Three LLC
3.700% due 03/15/2028		279	297

Growthpoint Properties International Pty. Ltd.
5.872% due 05/02/2023		200	213

Hazine Mustesarligi Varlik Kiralama A/S
5.800% due 02/21/2022		13,100	13,215

HSBC Holdings PLC
2.357% due 08/18/2031 •		6,935	6,680
2.848% due 06/04/2031 •		7,565	7,575
3.000% due 05/29/2030 •	GBP	1,600	2,372
3.973% due 05/22/2030 •		$2,400	2,600
4.292% due 09/12/2026 •		7,500	8,310
4.583% due 06/19/2029 •		1,000	1,125
4.600% due 12/17/2030 •(j)(k)		10,000	9,912
4.950% due 03/31/2030		11,964	13,979
6.000% due 09/29/2023 •(j)(k)	EUR	1,900	2,431

Hudson Pacific Properties LP
3.950% due 11/01/2027		$52	56

Hunt Cos., Inc.
6.250% due 02/15/2026		60	62

Indian Railway Finance Corp. Ltd.
3.249% due 02/13/2030		1,400	1,395

ING Groep NV
4.875% due 05/16/2029 •(j)(k)		7,500	7,603
5.750% due 11/16/2026 •(j)(k)		2,425	2,647
6.875% due 04/16/2022 •(j)(k)		200	209

International Finance Corp.
8.000% due 10/09/2023	IDR	7,400,000	542

120	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

March 31, 2021

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Itau Unibanco Holding S.A.
2.900% due 01/24/2023		$6,000	$6,132
3.250% due 01/24/2025		4,200	4,286

Karntner Ausgleichszahlungs-Fonds
0.000% due 01/01/2023 «	EUR	8,781	759

Kennedy Wilson Europe Real Estate Ltd.
3.250% due 11/12/2025		3,500	4,308
3.950% due 06/30/2022	GBP	13,620	19,122

Kennedy-Wilson, Inc.
5.875% due 04/01/2024		$202	204

Ladder Capital Finance Holdings LLLP
4.250% due 02/01/2027		388	383

Lima Metro Line Finance Ltd.
5.875% due 07/05/2034		416	489

Lloyds Banking Group PLC
3.500% due 04/01/2026 •	EUR	3,996	5,295
4.000% due 03/07/2025	AUD	700	580
4.550% due 08/16/2028		$1,000	1,140
4.947% due 06/27/2025 •(j)(k)	EUR	400	511
5.125% due 12/27/2024 •(j)(k)	GBP	700	1,009
7.500% due 06/27/2024 •(j)(k)		$600	670
7.500% due 09/27/2025 •(j)(k)		4,800	5,496
7.875% due 06/27/2029 •(j)(k)	GBP	2,708	4,710

MGM Growth Properties Operating Partnership LP
4.500% due 09/01/2026		$2,000	2,098
4.500% due 01/15/2028		228	236
4.625% due 06/15/2025		4,815	5,083
5.625% due 05/01/2024		15,975	17,177

MPT Operating Partnership LP
2.550% due 12/05/2023	GBP	1,100	1,541
3.692% due 06/05/2028		1,100	1,583
5.250% due 08/01/2026		$2,140	2,215

Nationwide Building Society
3.960% due 07/18/2030 •		2,390	2,611
4.302% due 03/08/2029 •		5,600	6,204

Natwest Group PLC
2.000% due 03/04/2025 •	EUR	8,250	10,199
2.500% due 03/22/2023		1,900	2,338
4.445% due 05/08/2030 •		$7,400	8,248
4.892% due 05/18/2029 •		1,430	1,631
5.076% due 01/27/2030 •		6,400	7,412
8.000% due 08/10/2025 •(j)(k)		1,900	2,232
8.625% due 08/15/2021 •(j)(k)		14,617	14,997

Navient Corp.
6.500% due 06/15/2022		11,286	11,866
6.625% due 07/26/2021		3,425	3,491
7.250% due 01/25/2022		8,650	8,980

Newmark Group, Inc.
6.125% due 11/15/2023		1,000	1,100

Nissan Motor Acceptance Corp.
0.875% (US0003M + 0.650%) due 07/13/2022 ~		384	384
0.883% due 09/28/2022 •		290	290
1.115% (US0003M + 0.890%) due 01/13/2022 ~		292	293
1.900% due 09/14/2021		762	766
2.600% due 09/28/2022		1,518	1,555
2.650% due 07/13/2022		1,288	1,316
2.800% due 01/13/2022		300	305
3.650% due 09/21/2021		300	304

Noble Corp. PLC (15.000% PIK)
15.000% due 02/15/2028 (c)		957	1,010

Omega Healthcare Investors, Inc.
3.625% due 10/01/2029		728	744
4.500% due 01/15/2025		400	433
4.950% due 04/01/2024		1,000	1,091

OneMain Finance Corp.
5.625% due 03/15/2023		3,516	3,734
6.125% due 05/15/2022		13,854	14,547
6.125% due 03/15/2024		1,018	1,101
6.875% due 03/15/2025		3,081	3,510

Park Aerospace Holdings Ltd.
4.500% due 03/15/2023		3,872	4,046

Physicians Realty LP
3.950% due 01/15/2028		56	60

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

QNB Finance Ltd.
1.653% (US0003M + 1.450%) due 08/11/2021 ~		$2,600	$2,615
1.793% (US0003M + 1.570%) due 07/18/2021 ~		1,800	1,807

Sabra Health Care LP
3.900% due 10/15/2029		178	182
4.800% due 06/01/2024		236	257

Santander Holdings USA, Inc.
3.244% due 10/05/2026		4,701	4,976
4.400% due 07/13/2027		78	87

Santander UK Group Holdings PLC
3.823% due 11/03/2028 •		1,700	1,858
6.750% due 06/24/2024 •(j)(k)	GBP	5,596	8,390
7.375% due 06/24/2022 •(j)(k)		7,403	10,714

SBA Communications Corp.
3.875% due 02/15/2027		$1,140	1,167

SBA Tower Trust
3.168% due 04/09/2047		500	501

Sberbank of Russia Via SB Capital S.A.
5.717% due 06/16/2021		700	706
6.125% due 02/07/2022		15,000	15,625

SL Green Operating Partnership LP
3.250% due 10/15/2022		792	817

SL Green Realty Corp.
4.500% due 12/01/2022		750	786

SLM Corp.
4.200% due 10/29/2025		600	631

SMBC Aviation Capital Finance DAC
3.000% due 07/15/2022		2,100	2,152
3.550% due 04/15/2024		1,300	1,382
4.125% due 07/15/2023		800	852

Societe Generale S.A.
6.750% due 04/07/2021 •(j)(k)	EUR	800	939
6.750% due 04/06/2028 •(j)(k)		$400	446
7.375% due 09/13/2021 •(j)(k)		1,700	1,740

Society of Lloyd’s
4.750% due 10/30/2024	GBP	200	306

Standard Chartered PLC
4.750% due 01/14/2031 •(j)(k)		$3,000	2,991

Starwood Property Trust, Inc.
4.750% due 03/15/2025		83	86

STORE Capital Corp.
4.500% due 03/15/2028		66	73
4.625% due 03/15/2029		74	82

Tesco Property Finance PLC
6.052% due 10/13/2039	GBP	406	734

TP ICAP PLC
5.250% due 01/26/2024		45,431	68,859

UBS AG
5.125% due 05/15/2024 (k)		$1,750	1,931
7.625% due 08/17/2022 (k)		3,000	3,271

UBS Group AG
5.125% due 07/29/2026 •(j)(k)		1,100	1,168
5.750% due 02/19/2022 •(j)(k)	EUR	5,000	6,105
7.125% due 08/10/2021 •(j)(k)		$500	510

UniCredit SpA
6.750% due 09/10/2021 •(j)(k)	EUR	500	600
7.830% due 12/04/2023		$24,440	28,501
9.250% due 06/03/2022 •(j)(k)	EUR	1,700	2,174

Unique Pub Finance Co. PLC
5.659% due 06/30/2027	GBP	4,180	6,166
7.395% due 03/28/2024		2,956	4,360

Uniti Group LP
6.000% due 04/15/2023		$15,100	15,374
6.500% due 02/15/2029		14,653	14,488
7.875% due 02/15/2025		18,300	19,806

Voyager Aviation Holdings LLC
9.000% due 08/15/2021 ^(d)		5,748	2,975

			936,170

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INDUSTRIALS 11.3%

AA Bond Co. Ltd.
2.875% due 07/31/2043	GBP	24,613	$34,166
4.875% due 07/31/2043		1,200	1,767
5.500% due 07/31/2050		300	456

Adevinta ASA
2.625% due 11/15/2025	EUR	6,300	7,602
3.000% due 11/15/2027		2,000	2,429

Aker BP ASA
3.000% due 01/15/2025		$300	311
3.750% due 01/15/2030		600	620

Altice Financing S.A.
2.250% due 01/15/2025	EUR	2,900	3,329
3.000% due 01/15/2028		7,700	8,661
5.000% due 01/15/2028		$2,100	2,076

Altice France S.A.
7.375% due 05/01/2026		2,500	2,603
8.125% due 02/01/2027		5,500	6,035

Amdocs Ltd.
2.538% due 06/15/2030		5,400	5,318

American Airlines Pass-Through Trust
3.350% due 04/15/2031		61	61

American Airlines, Inc.
5.750% due 04/20/2029		1,598	1,702

Arconic Corp.
6.000% due 05/15/2025		1,164	1,257

Associated Materials LLC
9.000% due 09/01/2025		810	857

B.C. Unlimited Liability Co.
4.250% due 05/15/2024		128	130
4.375% due 01/15/2028		623	627

Baidu, Inc.
3.500% due 11/28/2022		200	209
3.875% due 09/29/2023		300	321

Boeing Co.
4.875% due 05/01/2025		1,334	1,486
5.040% due 05/01/2027		2,947	3,362
5.150% due 05/01/2030		6,331	7,300

Bombardier, Inc.
5.750% due 03/15/2022		358	374
6.000% due 10/15/2022		418	419
6.125% due 01/15/2023		111	116
7.500% due 03/15/2025		124	122
7.875% due 04/15/2027		3,083	3,028

Broadcom Corp.
3.875% due 01/15/2027		992	1,078

Broadcom, Inc.
2.450% due 02/15/2031		5,000	4,723
3.459% due 09/15/2026 3.469% due 04/15/2034		4,535 1,106	4,869 1,116
4.110% due 09/15/2028		2,369	2,594
4.150% due 11/15/2030		2,952	3,190
4.300% due 11/15/2032		3,031	3,304
5.000% due 04/15/2030		92	105

CCO Holdings LLC
4.500% due 08/15/2030		1,975	2,015
4.750% due 03/01/2030		1,926	1,998

Centene Corp.
4.250% due 12/15/2027		757	797
4.625% due 12/15/2029		1,473	1,596

Charter Communications Operating LLC
1.855% (US0003M + 1.650%) due 02/01/2024 ~		6,325	6,501
3.500% due 06/01/2041		13,600	12,916
4.800% due 03/01/2050		1,760	1,893

Citrix Systems, Inc.
3.300% due 03/01/2030		852	877

Community Health Systems, Inc.
4.750% due 02/15/2031		4,900	4,793
5.625% due 03/15/2027		24,140	25,317
6.000% due 01/15/2029		5,080	5,378
6.625% due 02/15/2025		6,234	6,593
8.000% due 03/15/2026		6,733	7,287

Connect Finco SARL
6.750% due 10/01/2026		582	621

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2021	121

Schedule of Investments	PIMCO Low Duration Income Fund	(Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Corning, Inc.
5.450% due 11/15/2079		$600	$748

Corp. GEO S.A.B. de C.V.
8.875% due 03/27/2022 ^«(d)		1,200	0

CSC Holdings LLC
6.500% due 02/01/2029		1,100	1,218

CVS Pass-Through Trust
7.507% due 01/10/2032		72	91

DAE Funding LLC
4.500% due 08/01/2022		3,399	3,429
5.000% due 08/01/2024		407	420
5.250% due 11/15/2021		3,960	4,039

Dell International LLC
6.020% due 06/15/2026		16,000	18,958
6.100% due 07/15/2027		600	722

Delta Air Lines Pass-Through Trust
6.718% due 07/02/2024		190	194

Delta Air Lines, Inc.
7.000% due 05/01/2025		6,970	8,035

Diamond Resorts International, Inc.
7.750% due 09/01/2023		2,817	2,938

DISH DBS Corp.
6.750% due 06/01/2021		5,210	5,257

Energy Transfer Operating LP
5.000% due 05/15/2050		791	820

Energy Transfer Partners LP
5.875% due 03/01/2022		380	393

Exela Intermediate LLC
10.000% due 07/15/2023		124	45

Expedia Group, Inc.
3.600% due 12/15/2023		5,300	5,644
6.250% due 05/01/2025		3,144	3,639

F-Brasile SpA
7.375% due 08/15/2026		300	302

Gap, Inc.
8.375% due 05/15/2023		1,234	1,411
8.625% due 05/15/2025		15,841	17,762
8.875% due 05/15/2027		2,775	3,243

Gazprom OAO Via Gaz Capital S.A.
6.510% due 03/07/2022		180	189
8.625% due 04/28/2034		300	424

Gazprom PJSC Via Gaz Capital S.A.
2.500% due 03/21/2026	EUR	16,200	19,793

General Electric Co.
4.250% due 05/01/2040		$389	428
4.350% due 05/01/2050		420	467
5.875% due 01/14/2038		84	109
6.150% due 08/07/2037		14	18
6.875% due 01/10/2039		28	39

Greene King Finance PLC
4.064% due 03/15/2035	GBP	2,678	4,008
5.106% due 03/15/2034		4,883	7,702

Heathrow Funding Ltd.
4.875% due 07/15/2023		$1,600	1,616

Hewlett Packard Enterprise Co.
0.958% (US0003M + 0.720%) due 10/05/2021 ~		10,800	10,802

Hilton Domestic Operating Co., Inc.
3.750% due 05/01/2029		13,700	13,589
5.375% due 05/01/2025		1,600	1,688
5.750% due 05/01/2028		1,600	1,725

Huntsman International LLC
5.125% due 11/15/2022		2,185	2,306

Hyatt Hotels Corp.
3.191% (US0003M + 3.000%) due 09/01/2022 ~		5,000	5,039

Hyundai Capital America
0.800% due 04/03/2023 (b)		22,100	22,065

iHeartCommunications, Inc.
6.375% due 05/01/2026		4,419	4,698
8.375% due 05/01/2027		3,587	3,852

IHO Verwaltungs GmbH (3.625% Cash or 4.375% PIK)
3.625% due 05/15/2025 (c)	EUR	1,100	1,315

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

IHO Verwaltungs GmbH (6.000% Cash or 6.750% PIK)
6.000% due 05/15/2027 (c)		$1,474	$1,551

IHO Verwaltungs GmbH (6.375% Cash or 7.125% PIK)
6.375% due 05/15/2029 (c)		1,556	1,705

Informa PLC
2.125% due 10/06/2025	EUR	500	620

Intelsat Connect Finance S.A.
9.500% due 02/15/2023 ^(d)		$680	233

Intelsat Jackson Holdings S.A.
5.500% due 08/01/2023 ^(d)		12,750	7,841
8.000% due 02/15/2024		10,525	10,911
8.500% due 10/15/2024 ^(d)		21,454	13,503
9.750% due 07/15/2025 ^(d)		4,608	2,853

Intelsat Luxembourg S.A.
7.750% due 06/01/2021 ^(d)		6,418	289

InterContinental Hotels Group PLC
2.125% due 05/15/2027	EUR	4,668	5,861
3.750% due 08/14/2025	GBP	8,210	12,231

IQVIA, Inc.
2.875% due 09/15/2025	EUR	100	119

JetBlue Pass-Through Trust
4.000% due 05/15/2034		$3,400	3,680

Kraft Heinz Foods Co.
3.000% due 06/01/2026		2,351	2,476
3.750% due 04/01/2030		3,900	4,147
3.875% due 05/15/2027		4,821	5,255
4.250% due 03/01/2031		2,210	2,436

Level 3 Financing, Inc.
3.400% due 03/01/2027		238	252
3.875% due 11/15/2029		1,032	1,090

Live Nation Entertainment, Inc.
3.750% due 01/15/2028		1,000	988

Marriott International, Inc.
4.625% due 06/15/2030		236	264

Marriott Ownership Resorts, Inc.
6.125% due 09/15/2025		588	626

Melco Resorts Finance Ltd.
5.375% due 12/04/2029		2,570	2,737
5.625% due 07/17/2027		200	209

MGM China Holdings Ltd.
5.875% due 05/15/2026		200	210

MGM Resorts International
7.750% due 03/15/2022		7,059	7,449

Micron Technology, Inc.
4.663% due 02/15/2030		1,425	1,621
5.327% due 02/06/2029		838	987

Mitchells & Butlers Finance PLC
0.634% (US0003M + 0.450%) due 12/15/2030 ~		6,070	5,725
6.013% due 12/15/2030	GBP	316	476

Netflix, Inc.
3.625% due 05/15/2027	EUR	600	807
3.625% due 06/15/2030		1,900	2,613
3.875% due 11/15/2029		4,709	6,595
4.625% due 05/15/2029		1,600	2,335
4.875% due 06/15/2030		$1,400	1,614
5.375% due 11/15/2029		410	485

Nissan Motor Co. Ltd.
2.652% due 03/17/2026	EUR	3,400	4,328
3.522% due 09/17/2025		$8,000	8,480
4.345% due 09/17/2027		1,970	2,144
4.810% due 09/17/2030		1,900	2,086

NXP BV
4.300% due 06/18/2029		900	1,008
5.550% due 12/01/2028		2,100	2,520

Occidental Petroleum Corp.
1.644% (US0003M + 1.450%) due 08/15/2022 ~		1,366	1,352

Odebrecht Oil & Gas Finance Ltd.
0.000% due 04/26/2021 (g)(j)		920	7

Oracle Corp.
1.650% due 03/25/2026 (l)		20,862	21,037

Ortho-Clinical Diagnostics, Inc.
7.375% due 06/01/2025		115	124

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Pelabuhan Indonesia Persero PT
4.500% due 05/02/2023		$1,300	$1,378

Petroleos de Venezuela S.A.
5.375% due 04/12/2027 ^(d)		3,300	156
5.500% due 04/12/2037 ^(d)		4,350	209
6.000% due 05/16/2024 ^(d)		1,810	86
6.000% due 11/15/2026 ^(d)		3,434	163
9.000% due 11/17/2021 ^(d)		100	5
9.750% due 05/17/2035 ^(d)		840	40

Petroleos Mexicanos
2.500% due 08/21/2021	EUR	1,700	2,006
2.750% due 04/21/2027		300	318
5.350% due 02/12/2028		$40	39
5.950% due 01/28/2031		9,331	8,975
6.490% due 01/23/2027		2,620	2,742
6.500% due 03/13/2027		1,340	1,402
6.500% due 01/23/2029		13,475	13,636
6.750% due 09/21/2047		70	60
6.840% due 01/23/2030		4,819	4,900
6.875% due 08/04/2026		6,000	6,433
6.950% due 01/28/2060		3,800	3,267
7.690% due 01/23/2050		1,050	973

PetSmart, Inc.
4.750% due 02/15/2028		1,900	1,946

QVC, Inc.
4.850% due 04/01/2024		2,316	2,494

RAC Bond Co. PLC
4.565% due 05/06/2046	GBP	4,000	5,717

Rolls-Royce PLC
0.875% due 05/09/2024	EUR	3,050	3,458
3.625% due 10/14/2025		$1,400	1,407
4.625% due 02/16/2026	EUR	3,700	4,689
5.750% due 10/15/2027	GBP	1,100	1,653
5.750% due 10/15/2027		$700	746

Royal Caribbean Cruises Ltd.
10.875% due 06/01/2023		3,432	3,954
11.500% due 06/01/2025		5,300	6,188

Sabine Pass Liquefaction LLC
4.500% due 05/15/2030		2,991	3,363

Sands China Ltd.
3.800% due 01/08/2026		1,200	1,281
4.375% due 06/18/2030		1,000	1,060
4.600% due 08/08/2023		1,000	1,072
5.125% due 08/08/2025		22,053	24,707
5.400% due 08/08/2028		1,800	2,061

Seagate HDD Cayman
3.375% due 07/15/2031		6,100	5,872

Six Flags Theme Parks, Inc.
7.000% due 07/01/2025		437	473

Southwest Airlines Co.
5.125% due 06/15/2027		4,773	5,492
5.250% due 05/04/2025		816	929

Southwest Airlines Co. Pass-Through Trust
6.650% due 08/01/2022		198	204

Sprint Spectrum Co. LLC
3.360% due 03/20/2023		125	126
4.738% due 09/20/2029		3,900	4,188
5.152% due 09/20/2029		10,190	11,642

Standard Industries, Inc.
2.250% due 11/21/2026	EUR	5,000	5,966
5.000% due 02/15/2027		$5,000	5,222

Staples, Inc.
7.500% due 04/15/2026		104	110

Syngenta Finance NV
3.933% due 04/23/2021		7,100	7,113
4.441% due 04/24/2023		5,900	6,185
4.892% due 04/24/2025		700	750
5.182% due 04/24/2028		3,600	3,896

T-Mobile USA, Inc.
2.625% due 04/15/2026		23,500	23,986

Tenet Healthcare Corp.
4.625% due 07/15/2024		27	28
6.750% due 06/15/2023		8,101	8,789

Teva Pharmaceutical Finance Co. BV
3.650% due 11/10/2021		227	229

122	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

March 31, 2021

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Teva Pharmaceutical Finance Netherlands BV
2.200% due 07/21/2021		$16,642	$16,652
6.000% due 01/31/2025	EUR	1,200	1,552

Times Square Hotel Trust
8.528% due 08/01/2026		$174	190

Topaz Solar Farms LLC
4.875% due 09/30/2039		525	573
5.750% due 09/30/2039		4,101	4,703

Transocean Guardian Ltd.
5.875% due 01/15/2024		119	104

Transocean Pontus Ltd.
6.125% due 08/01/2025		29	27

Transocean, Inc.
7.250% due 11/01/2025		1,482	956
7.500% due 01/15/2026		1,268	808
8.000% due 02/01/2027		1,461	867

Travel + Leisure Co.
3.900% due 03/01/2023		2,458	2,539
4.250% due 03/01/2022		34	34
4.625% due 03/01/2030		509	528
5.650% due 04/01/2024		639	693
6.000% due 04/01/2027		2,155	2,393

Triumph Group, Inc.
5.250% due 06/01/2022		132	131
6.250% due 09/15/2024		425	433

U.S. Renal Care, Inc.
10.625% due 07/15/2027		533	587

UAL Pass-Through Trust
6.636% due 01/02/2024		805	828

United Airlines Pass-Through Trust
5.875% due 04/15/2029		9,270	10,298

United Group BV
3.125% due 02/15/2026	EUR	2,600	2,960
3.250% due 02/15/2026 •		1,000	1,150
3.625% due 02/15/2028		2,900	3,308
4.875% due 07/01/2024		7,040	8,409

Univision Communications, Inc.
5.125% due 02/15/2025		$11,657	11,825
6.625% due 06/01/2027		2,464	2,636
9.500% due 05/01/2025		777	855

Valaris PLC
5.750% due 10/01/2044 ^(d)		2,152	250
7.750% due 02/01/2026 ^(d)		340	36

Vale Overseas Ltd.
6.250% due 08/10/2026		3,045	3,627
6.875% due 11/21/2036		406	541
6.875% due 11/10/2039		1,200	1,605

Vmed O2 UK Financing PLC
3.250% due 01/31/2031	EUR	600	710

VMware, Inc.
3.900% due 08/21/2027		$5,380	5,877

Western Midstream Operating LP
2.325% (US0003M + 1.850%) due 01/13/2023 ~		502	492

Windstream Escrow LLC
7.750% due 08/15/2028		135	138

Wynn Macau Ltd.
5.125% due 12/15/2029		600	616
5.500% due 01/15/2026		800	836
5.500% due 10/01/2027		2,100	2,197

Yellowstone Energy LP
5.750% due 12/31/2026 «		1,721	1,905

Zayo Group Holdings, Inc.
4.000% due 03/01/2027		5,906	5,810
6.125% due 03/01/2028		946	972

			838,800

UTILITIES 6.0%

American Transmission Systems, Inc.
5.250% due 01/15/2022		400	413

Edison International
5.750% due 06/15/2027		570	666

Enable Midstream Partners LP
4.950% due 05/15/2028		77	85

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Gazprom Neft OAO Via GPN Capital S.A.
4.375% due 09/19/2022		$1,115	$1,160
6.000% due 11/27/2023		7,815	8,614

Gazprom OAO Via Gaz Capital S.A.
2.250% due 11/22/2024	EUR	900	1,092
2.949% due 01/24/2024		7,960	9,782
3.125% due 11/17/2023		5,000	6,192

Gazprom PJSC via Gaz Finance PLC
2.950% due 04/15/2025		65,900	81,483

Lumen Technologies, Inc.
4.000% due 02/15/2027		$710	726

Odebrecht Drilling Norbe Ltd.
6.350% due 12/01/2021 ^		107	106

Odebrecht Drilling Norbe Ltd. (6.350% Cash and 1.000% PIK)
7.350% due 12/01/2026 ^(c)		1,917	761

Odebrecht Offshore Drilling Finance Ltd.
6.720% due 12/01/2022 ^		16	15

ONEOK, Inc.
4.250% due 02/01/2022		210	214

Pacific Gas & Electric Co.
1.367% due 03/10/2023		37,372	37,387
2.100% due 08/01/2027		14,923	14,632
2.500% due 02/01/2031		200	189
2.950% due 03/01/2026		3,735	3,853
3.150% due 01/01/2026		28,529	29,742
3.250% due 06/15/2023		7,095	7,393
3.250% due 06/01/2031		5,000	4,989
3.300% due 03/15/2027		1,510	1,576
3.300% due 12/01/2027		6,710	7,018
3.400% due 08/15/2024		5,892	6,247
3.450% due 07/01/2025		10,221	10,825
3.500% due 06/15/2025		11,026	11,700
3.750% due 02/15/2024		12,732	13,548
3.750% due 07/01/2028		5,599	5,941
3.750% due 08/15/2042		140	129
4.000% due 12/01/2046		32	30
4.250% due 08/01/2023		5,440	5,806
4.300% due 03/15/2045		479	468
4.450% due 04/15/2042		888	879
4.500% due 07/01/2040		2,303	2,341
4.500% due 12/15/2041		432	420
4.550% due 07/01/2030		11,197	12,153
4.600% due 06/15/2043		132	134
4.650% due 08/01/2028		800	882
4.750% due 02/15/2044		645	662
4.950% due 07/01/2050		12,225	12,593

Petrobras Global Finance BV
5.093% due 01/15/2030		17,644	18,360

Rio Oil Finance Trust
8.200% due 04/06/2028		388	443
9.250% due 07/06/2024		720	801
9.750% due 01/06/2027		151	177

San Diego Gas & Electric Co.
3.750% due 06/01/2047		24	26

Southern California Edison Co.
3.650% due 02/01/2050		373	370
3.875% due 06/01/2021		780	781
5.750% due 04/01/2035		58	75
6.000% due 01/15/2034		18	23
6.650% due 04/01/2029		187	228

Southern California Gas Co.
5.125% due 11/15/2040		12	15

Sprint Communications, Inc.
6.000% due 11/15/2022		11,058	11,846
11.500% due 11/15/2021		1,800	1,911

Sprint Corp.
7.125% due 06/15/2024		21,335	24,589
7.250% due 09/15/2021		15,687	16,100
7.625% due 03/01/2026		122	150
7.875% due 09/15/2023		47,229	54,042

Talen Energy Supply LLC
6.625% due 01/15/2028		244	244

Transocean Phoenix Ltd.
7.750% due 10/15/2024		29	29

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Transocean Proteus Ltd.
6.250% due 12/01/2024	$6	$6

Verizon Communications, Inc.
0.750% due 03/22/2024	10,200	10,214

		443,276

Total Corporate Bonds & Notes (Cost $2,177,482)		2,218,246

CONVERTIBLE BONDS & NOTES 0.0%

UTILITIES 0.0%

Ensco Jersey Finance Ltd.
3.000% due 01/31/2024 ^(d)	130	27

Total Convertible Bonds & Notes (Cost $95)		27

MUNICIPAL BONDS & NOTES 0.0%

ILLINOIS 0.0%

Chicago, Illinois General Obligation Bonds, Series 2017
7.045% due 01/01/2029	60	69

Illinois State General Obligation Bonds, (BABs), Series 2010
6.725% due 04/01/2035	25	30
7.350% due 07/01/2035	20	25

Illinois State General Obligation Bonds, Series 2003
5.100% due 06/01/2033	125	141

		265

PUERTO RICO 0.0%

Commonwealth of Puerto Rico General Obligation Bonds, Series 2007
5.000% due 07/01/2028 ^(d)	10	9
5.250% due 07/01/2037 ^(d)	60	53

Commonwealth of Puerto Rico General Obligation Bonds, Series 2008
5.125% due 07/01/2028 ^(d)	20	18
5.700% due 07/01/2023 ^(d)	100	86

Commonwealth of Puerto Rico General Obligation Bonds, Series 2009
5.750% due 07/01/2038 ^(d)	40	35
6.000% due 07/01/2039 ^(d)	30	26

Commonwealth of Puerto Rico General Obligation Bonds, Series 2011
5.375% due 07/01/2030 ^(d)	95	81
5.750% due 07/01/2041 ^(d)	100	86
6.500% due 07/01/2040 ^(d)	15	13

Commonwealth of Puerto Rico General Obligation Bonds, Series 2012
5.000% due 07/01/2041 ^(d)	225	182
5.500% due 07/01/2039 ^(d)	300	252

		841

TEXAS 0.0%

Texas Public Finance Authority Revenue Notes, Series 2014
8.250% due 07/01/2024	585	588

Total Municipal Bonds & Notes (Cost $1,150)		1,694

U.S. GOVERNMENT AGENCIES 44.0%

Fannie Mae
0.468% due 09/25/2042 •	7	7
2.559% due 09/01/2037 •	2,131	2,266
6.000% due 04/25/2043	5	6

Fannie Mae, TBA
3.000% due 06/01/2051	93,700	97,565

Freddie Mac
0.731% due 01/25/2031 ~(a)	278,679	8,786
2.635% due 12/25/2047 ~	1,444	1,491
2.647% due 10/25/2046 ~	945	963
3.500% due 11/01/2046	958	1,034
4.000% due 08/01/2047	2,349	2,533

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2021	123

Schedule of Investments	PIMCO Low Duration Income Fund	(Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Ginnie Mae
2.125% due 12/20/2045 •	$1,457	$1,519
2.250% due 07/20/2045 - 09/20/2045 •	3,003	3,128
5.000% due 01/20/2049	28	31
5.500% due 12/20/2048	575	633

Ginnie Mae, TBA
5.000% due 04/01/2051	55,500	60,765

Uniform Mortgage-Backed Security
2.500% due 09/01/2040 - 02/01/2051	975,745	1,004,863
2.500% due 01/01/2051 (n)	248,382	255,197
3.000% due 03/01/2050 - 09/01/2050	88,807	93,505
3.500% due 09/01/2047 - 02/01/2050	52,443	55,665
4.000% due 04/01/2047 - 02/01/2050	279,595	299,864
4.000% due 03/01/2049 - 06/01/2049 (n)	1,503	1,612
4.500% due 07/01/2023 - 10/01/2048	1,742	1,904

Uniform Mortgage-Backed Security, TBA
2.000% due 04/01/2036 - 05/01/2051	220,700	221,599
3.000% due 05/01/2051	194,000	202,124
3.500% due 04/01/2051 - 05/01/2051	546,552	577,486
4.000% due 04/01/2051	321,831	345,315
4.500% due 04/01/2051	14,500	15,787

Total U.S. Government Agencies (Cost $3,279,431)		3,255,648

U.S. TREASURY OBLIGATIONS 9.2%

U.S. Treasury Bonds
2.750% due 08/15/2047 (n)(r)	1,000	1,069
3.000% due 08/15/2048 (r)	80	90
3.000% due 02/15/2049 (r)	10	11

U.S. Treasury Inflation Protected Securities (i)
0.125% due 10/15/2024 (p)	20,694	22,391
0.125% due 07/15/2030	39,070	42,443
0.250% due 07/15/2029 (p)(r)	68,925	75,900
0.250% due 02/15/2050 (r)	6,714	7,030
0.375% due 01/15/2027 (p)(r)	2,987	3,297
0.375% due 07/15/2027 (p)	813	902
0.625% due 02/15/2043 (r)	910	1,030
0.750% due 07/15/2028 (p)	32,564	37,158
0.750% due 02/15/2042 (r)	926	1,072
0.750% due 02/15/2045 (r)	5,665	6,566
0.875% due 01/15/2029 (p)	32,041	36,768
0.875% due 02/15/2047	6,393	7,713
1.000% due 02/15/2046 (r)	2,760	3,386
1.000% due 02/15/2048	6,152	7,668
1.000% due 02/15/2049	22,659	28,424
1.375% due 02/15/2044 (r)	898	1,175
2.125% due 02/15/2040	484	695
2.125% due 02/15/2041 (r)	478	692

U.S. Treasury Notes
0.875% due 11/15/2030 (n)	129,800	120,065
1.125% due 02/29/2028 (p)(r)	2,356	2,315
1.125% due 02/15/2031	25,092	23,710
2.375% due 05/15/2029 (n)(p)(r)	196,800	209,181
2.500% due 01/31/2025 (n)(p)(r)	23,130	24,811
2.625% due 01/31/2026 (p)(r)	12,600	13,643

Total U.S. Treasury Obligations (Cost $661,559)		679,205

NON-AGENCY MORTGAGE-BACKED SECURITIES 11.7%

225 Liberty Street Trust
4.501% due 02/10/2036	9,090	9,851
4.649% due 02/10/2036 ~	21,250	22,193

ACRES Commercial Realty Corp.
2.608% due 04/17/2037 •	10,049	10,073

Adjustable Rate Mortgage Trust
2.837% due 08/25/2035 ~	113	112
3.056% due 11/25/2035 ^~	97	87
3.237% due 10/25/2035 ^~	184	181

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

American Home Mortgage Assets Trust
0.234% due 03/25/2047 •		$3,620	$3,533
0.299% due 12/25/2046 ^•		6,373	5,478
1.199% due 10/25/2046 •		4,311	3,577

American Home Mortgage Investment Trust
1.009% due 09/25/2035 •		1,227	1,189
1.951% due 12/25/2035 •		9,405	3,452
6.700% due 06/25/2036 þ		7,190	1,931
7.100% due 06/25/2036 þ		3,918	1,051

Ashford Hospitality Trust
1.356% due 04/15/2035 •		5,000	4,985
1.556% due 06/15/2035 •		3,000	2,991
2.206% due 04/15/2035 •		5,000	4,920

Avon Finance PLC
0.949% due 09/20/2048 •	GBP	23,423	32,360
1.549% due 09/20/2048 •		2,700	3,715
2.049% due 09/20/2048 •		2,700	3,709
2.549% due 09/20/2048 •		2,000	2,745

BAMLL Re-REMIC Trust
5.790% due 06/17/2050 ~		$216	165

Banc of America Alternative Loan Trust
5.913% due 10/25/2036 ~		2,814	1,281

Banc of America Commercial Mortgage Trust
5.823% due 02/10/2051 ~		809	844

Banc of America Funding Trust
0.491% due 12/20/2046 ^•		8,367	8,317
2.949% due 09/20/2035 ^~		47	45
3.143% due 05/20/2036 ^~		81	79
3.168% due 06/25/2034 ~		7	7
5.888% due 04/25/2037 ^þ		139	141

Banc of America Mortgage Trust
2.923% due 01/25/2036 ^~		24	23
2.954% due 11/20/2046 ^~		349	334

Barclays Commercial Mortgage Securities Trust
1.356% due 02/15/2033 •		765	767
1.356% due 10/15/2037 •		3,000	3,007
2.156% due 02/15/2033 •		900	903
3.206% due 02/15/2033 •		15,800	15,899

BCAP LLC Trust
0.289% due 03/25/2037 •		408	399
3.074% due 03/27/2036 ~		945	796
3.179% due 10/26/2037 ~		1,766	1,828
6.500% due 06/26/2037 ~		7,928	3,485

Bear Stearns Adjustable Rate Mortgage Trust
2.756% due 01/25/2035 ~		4	4

Bear Stearns ALT-A Trust
3.243% due 11/25/2035 ^~		499	483
3.728% due 09/25/2047 ~		15,665	11,952

Bear Stearns Commercial Mortgage Securities Trust
5.312% due 06/11/2041 ~		152	154

Bear Stearns Structured Products, Inc. Trust
2.757% due 01/26/2036 ^~		383	331

BHP Trust
1.429% due 08/15/2036 •		2,975	2,978

Cascade Funding Mortgage Trust
4.000% due 10/25/2068 ~		3,814	3,983

CD Mortgage Trust
5.648% due 10/15/2048		2,654	2,731

Chase Mortgage Finance Trust
3.440% due 02/25/2037 ~		663	672
5.500% due 12/25/2022 ^		603	363
6.000% due 05/25/2036		14,386	10,200

Citicorp Mortgage Securities Trust
6.000% due 05/25/2037		1,389	1,389

Citigroup Commercial Mortgage Trust
1.206% due 07/15/2030 •		2,921	2,903

Citigroup Mortgage Loan Trust
3.448% due 11/25/2038 ~		144	146

CitiMortgage Alternative Loan Trust
6.500% due 06/25/2037 ^		64	65

CLNY Trust
1.584% due 11/15/2038 •		3,600	3,600

COBALT CMBS Commercial Mortgage Trust
5.619% due 05/15/2046 ~		2,728	2,723

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Countrywide Alternative Loan Trust
0.311% due 07/20/2046 ^•		$122	$97
0.391% due 09/20/2046 •		1,018	688
0.429% due 07/25/2036 •		3,649	3,970
0.449% due 11/25/2036 •		64	83
0.449% due 06/25/2046 •		8	12
0.469% due 04/25/2046 •		1,628	1,603
0.509% due 02/25/2036 •		164	116
1.131% due 11/20/2035 ^•		38	15
1.219% due 08/25/2046 •		2,563	2,472
1.639% due 11/25/2047 ^•		1,209	1,085
5.000% due 08/25/2035		3,335	2,722
5.500% due 04/25/2035		272	233
5.500% due 12/25/2035		291	290
5.500% due 03/25/2036 ^		49	31
6.000% due 12/25/2034		1,054	1,048
6.000% due 03/25/2036 ^		471	321
6.000% due 08/25/2036 •		748	757
6.000% due 03/25/2037 ^		1,033	589
6.000% due 05/25/2037 ^		459	284

Countrywide Home Loan Mortgage Pass-Through Trust
0.379% due 04/25/2035 •		201	192
0.749% due 03/25/2035 •		98	90
2.619% due 04/25/2035 ~		143	127
2.907% due 02/20/2036 ^~		48	39
2.912% due 10/20/2034 ~		204	208
3.025% due 09/20/2036 ^~		1,069	1,031
3.301% due 11/25/2037 ~		23,947	23,275
5.500% due 11/25/2035 ^		40	32
6.000% due 02/25/2037 ^		6,830	3,923

Countrywide Home Loan Reperforming REMIC Trust
0.469% due 03/25/2035 ^•		3,851	3,640

Credit Suisse Commercial Mortgage Trust
5.530% due 01/15/2049 ~		15,000	18,116

Credit Suisse First Boston Mortgage Securities Corp.
0.798% due 03/25/2032 ~		38	37
6.000% due 01/25/2036 ^		236	194

Credit Suisse Mortgage Capital Certificates
3.000% due 04/27/2030 ~		604	609
3.482% due 08/26/2058 ~		3,079	3,083

Credit Suisse Mortgage Capital Mortgage-Backed Trust
6.421% due 10/25/2037 ~		41,538	35,262

Credit Suisse Mortgage Capital Trust
3.234% due 07/25/2050 ~		10,731	11,010

CRSNT Commercial Mortgage Trust
1.310% due 04/15/2036 •(b)		16,000	16,000
1.660% due 04/15/2036 •(b)		9,000	9,000

Deutsche ALT-A Securities, Inc. Mortgage Loan Trust
0.259% due 03/25/2037 ^•		292	290

Deutsche ALT-B Securities, Inc. Mortgage Loan Trust
6.369% due 10/25/2036 ^þ		86	84
6.386% due 10/25/2036 ^þ		86	84

Downey Savings & Loan Association Mortgage Loan Trust
0.420% due 10/19/2036 ^•		320	249

Dragon Finance BV
1.267% due 07/13/2023 •	GBP	2,043	2,757

Eurosail PLC
0.780% due 09/13/2045 •		2,407	3,249

Finsbury Square PLC
0.849% due 03/16/2070 •		28,710	39,638
1.048% due 06/16/2069 •		3,981	5,502

First Horizon Mortgage Pass-Through Trust
2.677% due 02/25/2036 ~		$49	46
5.750% due 05/25/2037 ^		97	62

FWD Securitization Trust
2.810% due 06/25/2049 ~		884	918

GS Mortgage Securities Corp. Trust
1.906% due 07/15/2025 •		6,200	6,168

GSMPS Mortgage Loan Trust
3.703% due 06/25/2034 ~		2,202	2,147

GSR Mortgage Loan Trust
3.211% due 11/25/2035 ~		10	10

HarborView Mortgage Loan Trust
2.307% due 06/19/2045 ^•		825	486

124	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

March 31, 2021

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Harvest Commercial Capital Loan Trust
3.290% due 09/25/2046 ~	$8,692	$8,758

Impac CMB Trust
5.216% due 12/25/2032 þ	305	316

Impac Secured Assets Trust
0.749% due 03/25/2036 •	2,168	1,933

IMT Trust
0.806% due 06/15/2034 •	271	271
1.056% due 06/15/2034 •	296	296
1.206% due 06/15/2034 •	181	181

IndyMac Mortgage Loan Trust
2.987% due 09/25/2035 ^~	72	69
3.211% due 05/25/2037 ^~	1,777	1,369
3.222% due 05/25/2037 ^~	1,666	1,588
3.392% due 08/25/2037 ~	184	186

JP Morgan Alternative Loan Trust
2.740% due 12/25/2036 ~	63	61
2.771% due 10/25/2036 ~	8,644	7,919
2.799% due 12/25/2035 ^~	593	510
3.280% due 05/25/2036 ^~	139	106

JP Morgan Chase Commercial Mortgage Securities Trust
1.956% due 09/15/2029 •	4,648	4,634
2.206% due 06/15/2032 •	12,400	12,434
5.636% due 05/15/2045 ~	2,068	2,047
5.791% due 06/12/2043 ~	2,738	2,745
5.947% due 02/12/2051 ~	4,232	3,837

JP Morgan Mortgage Trust
2.509% due 07/25/2035 ~	24	25
3.157% due 08/25/2036 ^~	921	837
3.253% due 05/25/2036 ~	351	319
3.289% due 06/25/2037 ^~	363	302
6.500% due 09/25/2035	236	217

Lavender Trust
6.250% due 10/26/2036	1,226	893

Legacy Mortgage Asset Trust
1.892% due 10/25/2066 þ	7,099	7,107

Lehman Mortgage Trust
6.000% due 08/25/2036 ^	608	592
6.000% due 09/25/2037 ^	144	145

Lehman XS Trust
0.289% due 12/25/2036 •	11,857	12,209
0.299% due 09/25/2046 •	249	252

MASTR Adjustable Rate Mortgages Trust
0.319% due 04/25/2046 •	320	295

MASTR Alternative Loan Trust
6.750% due 07/25/2036	418	237

MASTR Reperforming Loan Trust
8.000% due 08/25/2034	2,155	2,026

Merrill Lynch Alternative Note Asset Trust
0.409% due 03/25/2037 •	693	276

Merrill Lynch Mortgage Investors Trust
0.829% due 08/25/2035 •	1,900	1,854
2.649% due 11/25/2035 •	58	59

Merrill Lynch Mortgage Trust
5.171% due 11/12/2037 ~	32	32

MFT Trust
3.358% due 02/10/2042	5,000	5,113
3.477% due 02/10/2042 ~	5,715	5,791

Morgan Stanley Capital Trust
1.506% due 11/15/2034 •	2,000	1,993
5.581% due 10/12/2052 ~	2,538	2,596
6.015% due 06/11/2042 ~	4,427	4,552

Morgan Stanley Mortgage Loan Trust
2.388% due 07/25/2035 ^~	12	12

Mortgage Equity Conversion Asset Trust
0.570% due 01/25/2042 •	11,393	11,316

Motel 6 Trust
2.256% due 08/15/2034 •	270	270

Natixis Commercial Mortgage Securities Trust
1.156% due 11/15/2034 •	4,000	4,001
1.356% due 11/15/2034 •	4,000	3,997
4.058% due 04/10/2037 ~	3,000	3,152

New Orleans Hotel Trust
1.095% due 04/15/2032 •	3,300	3,287

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

New Residential Mortgage Loan Trust
3.500% due 10/25/2059 ~		$3,635	$3,848

Nomura Asset Acceptance Corp. Alternative Loan Trust
0.299% due 06/25/2037 •		4,812	3,964
3.153% due 04/25/2036 ^~		3,200	2,918

Nomura Resecuritization Trust
0.318% due 12/26/2035 •		9,472	8,921
1.009% due 01/25/2037 •		31,181	30,580

Pepper Residential Securities Trust
1.008% due 11/18/2060 •		2,488	2,489

RBSSP Resecuritization Trust
2.695% due 01/26/2036 ~		5,059	4,665

Real Estate Asset Liquidity Trust
2.419% due 06/12/2054 ~	CAD	3,226	2,635

Residential Accredit Loans, Inc. Trust
0.429% due 01/25/2037 •		$16,279	15,694
0.489% due 07/25/2036 •		227	234
1.109% due 09/25/2046 •		5,960	5,707
1.619% due 09/25/2045 •		281	280
6.000% due 09/25/2036 ^		479	319

Residential Funding Mortgage Securities, Inc. Trust
4.546% due 08/25/2036 ^~		60	56

RESIMAC Bastille Trust
1.033% due 09/05/2057 •		2,301	2,308

RMAC PLC
0.780% due 06/12/2046 •	GBP	351	483

Sequoia Mortgage Trust
0.891% due 09/20/2034 •		$473	472

Stratton Mortgage Funding PLC
0.095% due 07/20/2060 •	GBP	19,750	27,218

Structured Adjustable Rate Mortgage Loan Trust
0.409% due 02/25/2037 •		$4,143	4,127
2.990% due 09/25/2035 ~		267	261

Structured Asset Mortgage Investments Trust
0.369% due 03/25/2037 •		1,193	508
0.649% due 08/25/2035 •		405	433

Structured Asset Securities Corp.
0.359% due 07/25/2035 •		18,381	17,378
0.369% due 05/25/2043 •		11,283	10,430

Structured Asset Securities Corp. Mortgage Loan Trust
0.359% due 05/25/2036 •		18,871	15,426

Sutherland Commercial Mortgage Loans
3.192% due 05/25/2037 ~		968	965

TBW Mortgage-Backed Trust
0.469% due 01/25/2037 •		17,240	5,860
6.470% due 09/25/2036 ^þ		473	23

Towd Point Mortgage Funding
0.951% due 07/20/2045 •	GBP	43,469	60,095

Towd Point Mortgage Funding PLC
1.058% due 10/20/2051 •		23,695	32,878

Trinity Square PLC
0.000% due 07/15/2059 •		15,300	21,099

Twin Bridges PLC
0.960% due 09/12/2050 •		859	1,188

Uropa Securities PLC
0.277% due 06/10/2059 •		865	1,159
0.378% due 10/10/2040 •		3,401	4,352
0.427% due 06/10/2059 •		223	297
0.627% due 06/10/2059 •		175	234
0.827% due 06/10/2059 •		186	249

Wachovia Bank Commercial Mortgage Trust
5.438% due 11/15/2048 ~		$838	843
5.643% due 02/15/2051 ~		731	558

WaMu Commercial Mortgage Securities Trust
2.300% due 11/23/2043 ~		2,200	2,213
2.746% due 03/23/2045 ~		12,845	12,937

WaMu Mortgage Pass-Through Certificates Trust
0.669% due 11/25/2045 •		472	460
1.189% due 12/25/2046 •		192	184
1.459% due 11/25/2042 •		64	63
2.785% due 09/25/2033 ~		48	47
2.943% due 02/25/2037 ^~		284	264

Warwick Finance Residential Mortgages PLC
0.999% due 12/21/2049 •	GBP	17,260	23,844

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Wells Fargo Commercial Mortgage Trust
0.956% due 12/13/2031 •		$5,100	$5,022
1.206% due 12/13/2031 •		4,200	4,066
1.951% due 12/13/2031 •		100	94

Wells Fargo Mortgage-Backed Securities Trust
2.772% due 11/25/2037 ^~		290	288
2.803% due 04/25/2036 ^~		1,076	1,066
2.835% due 09/25/2033 ~		48	49

Total Non-Agency Mortgage-Backed Securities (Cost $871,719)			869,872

ASSET-BACKED SECURITIES 16.2%

Aames Mortgage Trust
6.950% due 11/25/2031 þ		1,138	1,118
7.150% due 01/25/2032 þ		368	365

AccessLex Institute
0.461% due 09/26/2033 •		2,675	2,603

Accredited Mortgage Loan Trust
0.369% due 09/25/2036 •		2,018	1,985

ACE Securities Corp. Home Equity Loan Trust
0.874% due 08/25/2035 •		74	76

Adams Mill CLO Ltd.
1.341% due 07/15/2026 •		682	682

ALME Loan Funding DAC
0.750% due 01/15/2031 •	EUR	14,300	16,782

Ameriquest Mortgage Securities Trust
0.449% due 04/25/2036 •		$5,074	5,041

Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates
1.384% due 05/25/2033 •		2,488	2,483
1.459% due 03/25/2033 •		229	232
3.477% due 06/25/2033 ^•		2,251	2,240

Ares European Clo Designated Activity Co.
1.120% due 10/21/2033 •	EUR	24,950	29,321

Argent Securities Trust
0.349% due 07/25/2036 •		$1,195	536
0.409% due 06/25/2036 •		1,295	519
0.489% due 03/25/2036 •		6,742	6,357

Argent Securities, Inc. Asset-Backed Pass-Through Certificates
2.059% due 05/25/2034 •		793	772

Aspen Funding Ltd.
1.825% due 07/10/2037 •		171	171

Ayresome CDO Ltd.
0.506% due 12/08/2045 •		3,192	3,104

Bastille Euro CLO DAC
1.150% due 01/15/2034 •	EUR	50,000	58,866

Bear Stearns Asset-Backed Securities Trust
0.349% due 06/25/2047 •		$787	783
0.459% due 06/25/2047 •		25,753	22,138
1.709% due 10/25/2037 •		22,194	21,850
2.059% due 08/25/2035 •		9,327	8,875

Black Diamond CLO Designated Activity Co.
0.650% due 10/03/2029 •	EUR	2,401	2,817

BlueMountain Fuji EUR CLO DAC
0.910% due 01/15/2033 •		10,200	11,929

Bosphorus CLO DAC
0.820% due 12/15/2030 •		2,900	3,400

Capitalsource Real Estate Loan Trust
0.615% due 01/20/2037 •		$70	70
0.875% due 01/20/2037 •		1,650	1,616
0.975% due 01/20/2037 •		650	634
1.075% due 01/20/2037 •		400	390

Carrington Mortgage Loan Trust
0.859% due 09/25/2035 •		1,203	1,214
1.099% due 06/25/2035 •		32,581	32,447
1.909% due 05/25/2035 •		15,328	12,883

Castle Park CLO DAC
0.455% due 01/15/2028 •	EUR	1,167	1,368

Castlelake Aircraft Securitization Trust
4.125% due 06/15/2043		$5,546	5,567

Cavendish Square Funding PLC
1.310% due 02/11/2055 •	EUR	5,000	5,776

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2021	125

Schedule of Investments	PIMCO Low Duration Income Fund	(Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Centex Home Equity Loan Trust
0.759% due 03/25/2033 •		$2,277	$2,227

CIT Mortgage Loan Trust
1.609% due 10/25/2037 •		14,373	14,658

Citigroup Mortgage Loan Trust, Inc.
0.544% due 11/25/2036 •		400	392
0.769% due 02/25/2035 •		496	487
0.799% due 10/25/2035 ^•		800	771

College Avenue Student Loans LLC
1.309% due 12/26/2047 •		1,854	1,868
1.759% due 11/26/2046 •		851	869
4.130% due 12/26/2047		2,504	2,640

Conseco Finance Corp.
6.280% due 09/01/2030		3,286	3,451
7.500% due 03/01/2030 ~		3,252	1,865

Conseco Finance Securitizations Corp.
1.865% due 09/01/2033 •		4,067	4,073
7.954% due 12/01/2033 ~		4,142	4,370

Countrywide Asset-Backed Certificates
0.249% due 05/25/2037 •		3,830	3,680
0.249% due 06/25/2047 ^•		3,040	2,896
0.329% due 05/25/2037 •		39,203	37,935
0.349% due 04/25/2037 •		57	52
0.359% due 06/25/2047 •		300	287
0.809% due 03/25/2036 ^•		5,992	5,681
0.829% due 11/25/2035 •		722	714

Countrywide Asset-Backed Certificates Trust
0.239% due 04/25/2046 •		1,790	1,690
0.259% due 03/25/2047 ^•		68	67
0.349% due 03/25/2047 ^•		10,109	9,279
0.379% due 09/25/2046 •		1,636	1,448
0.849% due 08/25/2047 •		40,022	39,315
1.459% due 04/25/2035 •		2,573	2,586
1.684% due 12/25/2034 •		1,205	1,209
4.740% due 10/25/2035 ~		7	7
5.499% due 02/25/2035 ~		4,460	4,334

Credit Suisse Mortgage Capital Asset-Backed Trust
0.709% due 09/25/2037 •		146	147

Credit-Based Asset Servicing & Securitization CBO Ltd.
0.464% due 02/16/2041 •		128,899	5,220
0.557% due 12/15/2034 •		12,140	2,179

Credit-Based Asset Servicing & Securitization LLC
0.889% due 03/25/2034 •		230	229
1.009% due 07/25/2035 •		5,409	5,378

Credit-Based Asset Servicing & Securitization Trust
0.259% due 07/25/2036 •		1,182	1,176

Crown Point CLO Ltd.
1.163% due 07/17/2028 •		314	314
1.394% due 10/20/2028 •		9,750	9,774

CVC Cordatus Loan Fund DAV
0.780% due 08/15/2032 •	EUR	1,900	2,232

CWHEQ Revolving Home Equity Loan Resuritization Trust
0.346% due 12/15/2035 •		$6,765	6,596
0.366% due 05/15/2034 •		1,391	1,372

CWHEQ Revolving Home Equity Loan Trust
0.336% due 02/15/2036 •		5,088	4,849

Denali Capital CLO LLC
1.265% due 10/26/2027 •		10,498	10,512

Dryden Senior Loan Fund
1.141% due 10/15/2027 •		16,904	16,911

ECMC Group Student Loan Trust
1.159% due 05/25/2067 •		2,331	2,357

EFS Volunteer LLC
1.068% due 10/25/2035 •		1,582	1,588

Ellington Loan Acquisition Trust
1.209% due 05/25/2037 •		16,126	16,158

EMC Mortgage Loan Trust
3.118% due 11/25/2030 •		4,518	4,555

First Franklin Mortgage Loan Trust
0.409% due 05/25/2036 •		4,352	4,197
0.589% due 04/25/2036 •		7,600	6,803

Fremont Home Loan Trust
0.249% due 11/25/2036 •		3,452	2,419

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Glacier Funding CDO Ltd.
0.877% due 11/12/2042 •		$2,116	$2,109

GLS Auto Receivables Issuer Trust
2.170% due 02/15/2024		6,148	6,200

GSAA Home Equity Trust
0.329% due 03/25/2047 •		6,513	3,292
0.349% due 05/25/2047 •		1,255	955
0.559% due 08/25/2037 •		226	226
1.084% due 06/25/2035 •		1,810	1,870
6.741% due 03/25/2036 þ		4,416	1,950

GSAMP Trust
0.249% due 03/25/2047 •		14,561	13,947
0.279% due 01/25/2037 •		1,698	1,659
0.349% due 09/25/2036 •		10,015	4,874
0.749% due 08/25/2033 •		7,981	7,834
0.859% due 01/25/2034 •		2,105	2,068

Halcyon Loan Advisors European Funding DAC
0.770% due 01/18/2031 •	EUR	2,500	2,932

Harley Marine Financing LLC
5.682% due 05/15/2043 «		$1,000	898

Harvest SBA Loan Trust
2.368% due 08/25/2044 •		8,024	7,792

Hayfin Emerald CLO DAC
1.450% due 02/15/2033 •	EUR	15,000	17,653

Hildene TruPS Securitization Ltd.
1.942% due 05/22/2039 •		$39,578	38,885

Home Equity Loan Trust
0.299% due 04/25/2037 •		17,266	16,349
0.339% due 04/25/2037 •		1,127	1,086

Home Equity Mortgage Loan Asset-Backed Trust
0.299% due 04/25/2037 •		8,468	6,472
0.489% due 06/25/2036 •		2,327	2,299

HSI Asset Loan Obligation Trust
0.169% due 12/25/2036 •		65	25

JP Morgan Mortgage Acquisition Corp.
0.694% due 01/25/2036 •		9,226	8,990
1.069% due 06/25/2035 •		7,474	7,297

JP Morgan Mortgage Acquisition Trust
0.319% due 10/25/2036 •		1,179	1,160

Jubilee CLO BV
0.290% due 07/12/2028 •	EUR	2,380	2,784

Laurelin DAC
0.720% due 10/20/2031 •(b)		40,500	47,494

Legacy Mortgage Asset Trust
1.865% due 01/28/2070 •		$13,247	13,404
3.438% due 05/25/2059 þ		1,012	1,017
3.750% due 04/25/2059 þ		4,131	4,172

Lehman XS Trust
0.349% due 02/25/2037 •		6,596	6,578
0.429% due 02/25/2037 •		2,688	2,684

LoanCore Issuer Ltd.
1.236% due 05/15/2036 •		17,300	17,305

Long Beach Mortgage Loan Trust
0.259% due 09/25/2036 •		13,923	10,237
0.409% due 06/25/2036 •		8,866	5,494
0.709% due 02/25/2036 •		8,169	7,459
0.739% due 01/25/2046 •		3,565	3,456

LP Credit Card ABS Master Trust
1.680% due 08/20/2024 •		4,904	5,101

Mackay Shields EURO CLO DAC
0.930% due 10/20/2032 •	EUR	2,700	3,172

Marlay Park CLO DAC
0.740% due 10/15/2030 •		4,100	4,795

MASTR Asset-Backed Securities Trust
0.159% due 01/25/2037 •		$308	121

Merrill Lynch Mortgage Investors Trust
0.638% due 04/25/2037 •		755	537
0.909% due 08/25/2035 •		1,154	1,099

METAL LLC
4.581% due 10/15/2042		3,213	2,654

Morgan Stanley ABS Capital, Inc. Trust
0.349% due 09/25/2036 •		7,615	3,793
0.649% due 03/25/2036 •		4,589	4,522
0.814% due 12/25/2034 •		108	101

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Mountain View CLO Ltd.
1.041% due 10/15/2026 •		$2,185	$2,184

Nassau Ltd.
2.374% due 07/20/2029 •		8,000	8,032

National Collegiate Student Loan Trust
0.429% due 10/27/2031 •		6,794	6,690
0.510% due 10/25/2033 •		4,348	4,280
0.598% due 12/26/2033 •		1,032	1,030

Navient Private Education Refi Loan Trust
1.170% due 09/16/2069		7,329	7,361

Nelnet Student Loan Trust
1.009% due 06/27/2067 •		39,964	40,116

Nomura Home Equity Loan, Inc. Home Equity Loan Trust
0.259% due 07/25/2036 •		24,773	24,100
0.439% due 10/25/2036 ^•		2,271	668

NovaStar Mortgage Funding Trust
0.429% due 05/25/2036 •		2,363	2,331
2.209% due 12/25/2034 •		74	76

Ocean Trails CLO
1.391% due 07/15/2028 •		1,611	1,612

Option One Mortgage Loan Trust Asset-Backed Certificates
0.799% due 11/25/2035 •		3,277	3,249

Oscar U.S. Funding LLC
2.490% due 08/10/2022		659	661

Ownit Mortgage Loan Trust
0.529% due 01/25/2037 •		2,103	2,075

OZLM Ltd.
1.711% due 04/15/2032 •		28,002	28,021

Palisades CDO Ltd.
0.872% due 07/22/2039 •		12,761	12,632

Palmer Square Loan Funding Ltd.
1.118% due 10/24/2027 •		5,588	5,591

Park Place Securities, Inc. Asset-Backed Pass-Through Certificates
0.844% due 09/25/2035 •		12,188	12,093
1.144% due 05/25/2035 •		7,804	7,342

People’s Choice Home Loan Securities Trust
1.054% due 05/25/2035 ^•		1,600	1,560

Pretium Mortgage Credit Partners LLC
3.179% due 06/27/2069 þ		3,330	3,341

Purple Finance CLO DAC
0.800% due 01/25/2031 •	EUR	2,100	2,461

Quest Trust
0.689% due 08/25/2036 •		$10,335	9,393

RAAC Trust
0.709% due 06/25/2044 •		2,313	2,102

Residential Asset Securities Corp. Trust
0.349% due 09/25/2036 •		3,384	3,368
0.649% due 07/25/2036 •		1,387	1,269
0.739% due 02/25/2036 •		1,500	1,467
1.084% due 09/25/2035 •		4,500	4,483

Saranac CLO Ltd.
1.787% due 06/22/2030 •		6,520	6,523

Saxon Asset Securities Trust
0.419% due 09/25/2037 •		7,407	7,221
1.859% due 12/25/2037 •		4,287	4,314

Securitized Asset-Backed Receivables LLC Trust
0.689% due 12/25/2035 •		253	249

SLM Student Loan Trust
0.000% due 06/17/2024 •	EUR	126	148
1.718% due 04/25/2023 •		$2,622	2,641

SMB Private Education Loan Trust
2.340% due 09/15/2034		6,501	6,676

SoFi Professional Loan Program LLC
1.209% due 10/27/2036 •		170	171
2.630% due 07/25/2040		8,115	8,249

Soundview Home Loan Trust
0.219% due 01/25/2037 •		10,158	8,808
0.259% due 03/25/2037 •		3,719	3,595
0.279% due 07/25/2037 •		6,990	6,505
0.309% due 06/25/2037 •		50,595	41,928
1.059% due 09/25/2037 •		1,022	943

126	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

March 31, 2021

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Springleaf Funding Trust
2.680% due 07/15/2030		$2,743	$2,751

Sprite Ltd.
4.250% due 12/15/2037		3,275	3,315

St Pauls CLO
0.820% due 11/15/2030 •	EUR	13,250	15,542

Structured Asset Securities Corp. Mortgage Loan Trust
0.489% due 12/25/2035 •		$4,393	4,347

Towd Point Mortgage Trust
4.500% due 10/25/2058 ~		4,311	4,397
4.750% due 11/25/2058 ~		21,300	22,010
5.500% due 10/25/2058 ~		5,009	5,141

Trainer Wortham First Republic CBO Ltd.
0.825% due 04/10/2037 •		2,123	2,097

Tralee CLO Ltd.
1.334% due 10/20/2028 •		1,493	1,494

TruPS Financials Note Securitization Ltd.
1.757% due 09/20/2039 •		5,741	5,540

Upstart Securitization Trust
2.897% due 09/20/2029		471	473

WAVE Trust
3.844% due 11/15/2042		7,191	7,078

Total Asset-Backed Securities (Cost $1,196,623)			1,199,372

SOVEREIGN ISSUES 8.9%

Argentina Government International Bond
0.125% due 07/09/2030 þ		12,685	4,231
0.125% due 07/09/2035 þ		23,826	7,078
0.125% due 01/09/2038 þ		1,011	371
0.125% due 07/09/2041 þ		2,513	869
0.125% due 07/09/2046 þ		115	36
1.000% due 08/05/2021	ARS	46,455	324
1.000% due 07/09/2029		$1,115	403
15.500% due 10/17/2026	ARS	129,155	353
34.109% (BADLARPP) due 10/04/2022 ~		6,524	41
36.119% (BADLARPP + 2.000%) due 04/03/2022 ~		119,419	788

Autonomous City of Buenos Aires
37.373% (BADLARPP + 3.250%) due 03/29/2024 ~		10,853	68
39.106% (BADLARPP + 5.000%) due 01/23/2022 ~		47,360	323

Brazil Letras do Tesouro Nacional
0.000% due 10/01/2021 (g)	BRL	1,381,300	240,541
0.000% due 01/01/2022 (g)		126,600	21,747

China Development Bank
2.890% due 06/22/2025	CNY	40,400	6,050
3.300% due 02/01/2024		8,000	1,224
3.430% due 01/14/2027		7,200	1,094
3.680% due 02/26/2026		56,400	8,719
3.740% due 09/10/2025		50,900	7,874
4.150% due 10/26/2025		42,400	6,678

Emirate of Abu Dhabi Government International Bond
3.875% due 04/16/2050		$5,700	6,209

Guatemala Government International Bond
5.375% due 04/24/2032		600	682

Mexico Government International Bond
4.750% due 04/27/2032		2,000	2,232

Peru Government International Bond
5.350% due 08/12/2040	PEN	7,740	1,876
5.400% due 08/12/2034		8,416	2,194
5.940% due 02/12/2029		44,524	13,505
6.150% due 08/12/2032		4,776	1,384
6.350% due 08/12/2028		35,939	11,211
6.900% due 08/12/2037		26	7
6.950% due 08/12/2031		29,564	9,158
8.200% due 08/12/2026		32,136	11,227

Provincia de Buenos Aires
37.855% due 04/12/2025	ARS	21,052	123
37.932% due 05/31/2022		37,323	242

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Russia Government International Bond
4.980% (RUONIA) due 04/24/2024 ~	RUB	2,210,301	$28,989
7.150% due 11/12/2025		1,955,413	26,565
7.950% due 10/07/2026		766,427	10,743

Saudi Government International Bond
3.250% due 10/26/2026		$20,600	22,208
4.000% due 04/17/2025		17,800	19,622

Serbia Government International Bond
1.650% due 03/03/2033	EUR	2,700	3,077
3.125% due 05/15/2027		1,998	2,599

South Africa Government International Bond
4.850% due 09/30/2029		$3,600	3,631
5.750% due 09/30/2049		2,400	2,216
8.000% due 01/31/2030	ZAR	34,400	2,128
8.250% due 03/31/2032		48,500	2,846
8.750% due 02/28/2048		12,900	685
8.875% due 02/28/2035		34,800	2,005
10.500% due 12/21/2026		1,373,500	105,997

Turkey Government International Bond
4.250% due 03/13/2025		$25,200	23,514
4.625% due 03/31/2025	EUR	6,500	7,654
5.250% due 03/13/2030		$15,400	13,716
7.625% due 04/26/2029		10,800	11,134

Turkiye Ihracat Kredi Bankasi A/S
8.250% due 01/24/2024		1,000	1,045

Ukraine Government International Bond
7.750% due 09/01/2021		400	408

Venezuela Government International Bond
7.000% due 03/31/2038 ^(d)		124	13
7.650% due 04/21/2025 ^(d)		3,123	324
8.250% due 10/13/2024 ^(d)		2,021	210
9.000% due 05/07/2023 ^(d)		268	28
9.250% due 09/15/2027 ^(d)		729	77
9.250% due 05/07/2028 ^(d)		2,886	303
11.750% due 10/21/2026 ^(d)		130	14
11.950% due 08/05/2031 ^(d)		6,600	693
12.750% due 08/23/2022 ^(d)		930	99

Total Sovereign Issues (Cost $704,498)			661,405

		SHARES
COMMON STOCKS 0.5%

COMMUNICATION SERVICES 0.3%

Clear Channel Outdoor Holdings, Inc. (e)		2,065,869	3,719

iHeartMedia, Inc. ‘A’ (e)		487,321	8,845

iHeartMedia, Inc. ‘B’ «(e)		378,169	6,177

			18,741

CONSUMER DISCRETIONARY 0.0%

Urbi Desarrollos Urbanos S.A.B. de C.V. (e)		4,107	2

FINANCIALS 0.0%

Associated Materials Group, Inc. «(l)		309,465	2,086

Hipotecaria Su Casita S.A. «		345,787	0

Stearns Holdings LLC ‘B’ «(l)		224,335	996

			3,082

INDUSTRIALS 0.2%

Neiman Marcus Group Ltd. LLC «(l)		110,888	11,174

Noble Corp. «		29,923	530

Noble Corp. «(l)		249,525	4,421

Pacific Drilling SA «(l)		12,047	1,355

Westmoreland Mining Holdings LLC «(l)		2,935	16

			17,496

Total Common Stocks (Cost $41,921)			39,321

		SHARES	MARKET VALUE (000S)
RIGHTS 0.0%

INFORMATION TECHNOLOGY 0.0%

Windstream Holdings LLC «		5,491	$104

Total Rights (Cost $41)			104

PREFERRED SECURITIES 1.3%

BANKING & FINANCE 0.5%

Banco Bilbao Vizcaya Argentaria S.A.
8.875% due 04/14/2021 •(j)(k)		3,600,000	4,234

Banco Santander S.A.
6.250% due 09/11/2021 •(j)(k)		500,000	599
6.750% due 04/25/2022 •(j)(k)		500,000	619

Bank of New York Mellon Corp.
4.700% due 09/20/2025 •(j)		452,000	491

Charles Schwab Corp.
4.000% due 06/01/2026 •(j)		13,400,000	13,632
4.000% due 12/01/2030 •(j)		1,700,000	1,673
5.375% due 06/01/2025 •(j)		1,051,000	1,163

Farm Credit Bank of Texas
5.700% due 09/15/2025 •(j)		500,000	547

Stichting AK Rabobank Certificaten
6.500% due 12/29/2049 (j)		3,781,775	5,758

Wells Fargo & Co.
3.900% due 03/15/2026 •(j)		12,000,000	12,126

			40,842

INDUSTRIALS 0.1%

General Electric Co.
3.514% (US0003M + 3.330%) due 06/15/2021 ~(j)		5,673,000	5,368

UTILITIES 0.7%

AT&T Mobility LLC
7.000% due 10/20/2022 «(j)(l)		1,868,094	49,804

Total Preferred Securities (Cost $95,072)			96,014

REAL ESTATE INVESTMENT TRUSTS 0.0%

REAL ESTATE 0.0%

Uniti Group, Inc.		4,324	49

Total Real Estate Investment Trusts (Cost $27)			49

SHORT-TERM INSTRUMENTS 0.8%

REPURCHASE AGREEMENTS (m) 0.5%
			33,560

		PRINCIPAL AMOUNT (000S)
SHORT-TERM NOTES 0.0%

Argentina Treasury Bond BONCER
1.100% due 04/17/2021	ARS	25,751	178

ARGENTINA TREASURY BILLS 0.3%
32.146% due 04/30/2021 - 09/13/2021 (f)(g)		2,960,043	20,231
38.750% due 06/30/2021 ~		216,204	1,493

			21,724

U.S. TREASURY BILLS 0.0%
0.035% due 04/29/2021 (f)(g)(p)(r)		$1,869	1,868

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2021	127

Schedule of Investments	PIMCO Low Duration Income Fund	(Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
U.S. TREASURY CASH MANAGEMENT BILLS 0.0%
0.013% due 07/06/2021 (g)(h)(r)	$674	$674

Total Short-Term Instruments (Cost $57,351)		58,004

Total Investments in Securities (Cost $9,413,827)		9,408,017

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 0.5%

SHORT-TERM INSTRUMENTS 0.5%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 0.5%

PIMCO Short-Term Floating NAV Portfolio III	3,495,528	34,466

Total Short-Term Instruments (Cost $34,466)		34,466

Total Investments in Affiliates (Cost $34,466)		34,466

Total Investments 127.6% (Cost $9,448,293)		$9,442,483

Financial Derivative Instruments (o)(q) 0.3% (Cost or Premiums, net $25,856)		19,084

Other Assets and Liabilities, net (27.9)%		(2,060,511)

Net Assets 100.0%		$7,401,056

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
«	Security valued using significant unobservable inputs (Level 3).
µ

All or a portion of this amount represents unfunded loan commitments. The interest rate for the unfunded portion will be determined at the time of funding. See Note 4, Securities and Other Investments, in the Notes to Financial Statements for more information regarding unfunded loan commitments.

~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
(a)	Security is an Interest Only (“IO”) or IO Strip.
(b)	When-issued security.
(c)	Payment in-kind security.
(d)	Security is not accruing income as of the date of this report.
(e)	Security did not produce income within the last twelve months.
(f)	Coupon represents a weighted average yield to maturity.
(g)	Zero coupon security.
(h)	Coupon represents a yield to maturity.
(i)	Principal amount of security is adjusted for inflation.
(j)	Perpetual maturity; date shown, if applicable, represents next contractual call date.
(k)	Contingent convertible security.

(l)  RESTRICTED SECURITIES:

Issuer Description	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
AT&T Mobility LLC 7.000% due 10/20/2022	09/24/2020	$50,146	$49,804	0.67%
Associated Materials Group, Inc.	08/24/2020	1,965	2,086	0.03
Neiman Marcus Group Ltd. LLC	09/25/2020	3,571	11,174	0.15
Noble Corp.	02/05/2021 - 02/08/2021	2,907	4,421	0.06
Oracle Corp.1.650% due 03/25/2026	03/22/2021	20,852	21,037	0.29
Pacific Drilling SA	02/25/2021	1,265	1,355	0.02
Stearns Holdings LLC ‘B’	03/15/2021	1,058	996	0.01
Westmoreland Mining Holdings LLC	03/26/2019	9	16	0.00

		$81,773	$90,889	1.23%

128	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

March 31, 2021

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(m)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received
FICC	0.000%	03/31/2021	04/01/2021	$33,560	U.S. Treasury Notes 0.125% due 02/28/2023	$(34,231)	$33,560	$33,560

Total Repurchase Agreements						$(34,231)	$33,560	$33,560

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate(1)	Settlement Date	Maturity Date	Amount Borrowed(1)	Payable for Reverse Repurchase Agreements
BOM	0.070%	03/22/2021	04/22/2021	$(33,716)	$(33,716)
BSN	0.080	03/16/2021	04/16/2021	(59,417)	(59,419)
IND	0.060	03/24/2021	04/07/2021	(27,114)	(27,115)
	0.060	03/25/2021	04/05/2021	(33,356)	(33,356)
	0.100	02/11/2021	04/12/2021	(1,166)	(1,167)
	0.100	03/11/2021	04/14/2021	(249,307)	(249,322)
NOM	0.080	03/18/2021	04/19/2021	(38,835)	(38,836)

Total Reverse Repurchase Agreements					$(442,931)

SALE-BUYBACK TRANSACTIONS:

Counterparty	Borrowing Rate(1)	Borrowing Date	Maturity Date	Amount Borrowed(1)	Payable for Sale-Buyback Transactions
BPG	(0.110)%	03/26/2021	04/05/2021	$(4,390)	$(4,390)

Total Sale-Buyback Transactions					$(4,390)

SHORT SALES:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales
U.S. Government Agencies (9.9)%
Ginnie Mae, TBA	4.000%	04/01/2051	$400	$(428)	$(427)
Uniform Mortgage-Backed Security, TBA	2.000	06/01/2051	700	(700)	(696)
Uniform Mortgage-Backed Security, TBA	2.500	05/01/2051	527,500	(539,751)	(540,213)
Uniform Mortgage-Backed Security, TBA	2.500	06/01/2051	122,600	(125,655)	(125,287)
Uniform Mortgage-Backed Security, TBA	5.000	04/01/2051	1,600	(1,773)	(1,773)
Uniform Mortgage-Backed Security, TBA	5.000	05/01/2051	59,000	(65,379)	(65,408)

Total Short Sales (9.9)%				$(733,686)	$(733,804)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of March 31, 2021:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(2)
Global/Master Repurchase Agreement
BOM	$0	$(33,716)	$0	$(33,716)	$33,375	$(341)
BSN	0	(59,419)	0	(59,419)	58,785	(634)
FICC	33,560	0	0	33,560	(34,231)	(671)
IND	0	(310,960)	0	(310,960)	317,331	6,371
NOM	0	(38,836)	0	(38,836)	38,265	(571)

Master Securities Forward Transaction Agreement
BPG	0	0	(4,390)	(4,390)	4,348	(42)

Total Borrowings and Other Financing Transactions	$33,560	$(442,931)	$(4,390)

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2021	129

Schedule of Investments	PIMCO Low Duration Income Fund	(Cont.)

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
U.S. Government Agencies	$0	$(249,322)	$0	$0	$(249,322)
U.S. Treasury Obligations	0	(193,609)	0	0	(193,609)

Total	$0	$(442,931)	$0	$0	$(442,931)

Sale-Buyback Transactions
U.S. Treasury Obligations	0	(4,390)	0	0	(4,390)

Total	$0	$(4,390)	$0	$0	$(4,390)

Total Borrowings	$0	$(447,321)	$0	$0	$(447,321)

Payable for reverse repurchase agreements and sale-buyback financing transactions					$(447,321)

(n)	Securities with an aggregate market value of $452,204 have been pledged as collateral under the terms of the above master agreements as of March 31, 2021.

(1)

The average amount of borrowings outstanding during the period ended March 31, 2021 was $(893,753) at a weighted average interest rate of 0.179%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(o)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
Australia Government 10-Year Bond June Futures	06/2021	126	$13,218	$(22)	$0	$(101)
Euro-BTP Italy Government Bond June Futures	06/2021	623	109,085	616	205	(343)
U.S. Treasury 10-Year Note June Futures	06/2021	46	6,023	(38)	0	(12)

				$556	$205	$(456)

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
Euro-Bund 10-Year Bond June Futures	06/2021	330	$(66,284)	$(96)	$240	$(108)
Euro-Buxl 30-Year Bond June Futures	06/2021	5	(1,208)	0	7	(5)
U.S. Treasury 5-Year Note June Futures	06/2021	1,220	(150,546)	1,838	200	0
U.S. Treasury 30-Year Bond June Futures	06/2021	97	(14,996)	584	42	0
U.S. Treasury Ultra Long-Term Bond June Futures	06/2021	335	(60,708)	3,580	387	0
United Kingdom Long Gilt June Futures	06/2021	33	(5,805)	66	24	(1)

				$5,972	$900	$(114)

Total Futures Contracts				$6,528	$1,105	$(570)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - BUY PROTECTION(1)

Reference Entity	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2021(3)	Notional Amount(4)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
										Asset	Liability
Kraft Heinz Foods Co.	(1.000)%	Quarterly	06/20/2022	0.220%	$	1,400	$(16)	$2	$(14)	$0	$0
Sprint Communications, Inc.	(5.000)	Quarterly	06/20/2024	0.737		800	(111)	1	(110)	0	(1)

							$(127)	$3	$(124)	$0	$(1)

130	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

March 31, 2021

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(2)

Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2021(3)	Notional Amount(4)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
										Asset	Liability
Airbus Group Finance BV	1.000%	Quarterly	12/20/2025	0.664%	EUR	40,500	$(488)	$1,259	$771	$0	$(17)
AT&T, Inc.	1.000	Quarterly	12/20/2024	0.500	$	12,900	122	120	242	3	0
AT&T, Inc.	1.000	Quarterly	12/20/2025	0.628		300	4	1	5	0	0
AT&T, Inc.	1.000	Quarterly	06/20/2026	0.702		700	11	0	11	0	0
Boeing Co.	1.000	Quarterly	12/20/2021	0.393		10,800	(89)	140	51	1	0
Boeing Co.	1.000	Quarterly	12/20/2022	0.607		8,200	0	58	58	0	(3)
Bombardier, Inc.	5.000	Quarterly	06/20/2024	4.829		500	(5)	8	3	1	0
Bombardier, Inc.	5.000	Quarterly	12/20/2024	5.203		100	(5)	4	(1)	0	0
British Telecommunications PLC	1.000	Quarterly	12/20/2027	0.975	EUR	3,500	(38)	46	8	5	0
British Telecommunications PLC	1.000	Quarterly	06/20/2028	1.035		3,000	(17)	9	(8)	7	0
Energy Transfer Operating LP	1.000	Quarterly	06/20/2026	1.303	$	700	(14)	4	(10)	2	0
General Electric Co.	1.000	Quarterly	12/20/2023	0.463		1,750	(83)	109	26	0	0
General Electric Co.	1.000	Quarterly	12/20/2024	0.611		4,200	(74)	136	62	1	0
General Electric Co.	1.000	Quarterly	12/20/2025	0.780		1,300	8	6	14	1	0
General Electric Co.	1.000	Quarterly	06/20/2026	0.855		10,700	56	26	82	14	0
Hess Corp.	1.000	Quarterly	06/20/2026	1.371		800	(20)	5	(15)	2	0
Rolls-Royce PLC	1.000	Quarterly	12/20/2024	2.415	EUR	4,000	(20)	(216)	(236)	4	0
Rolls-Royce PLC	1.000	Quarterly	12/20/2025	2.683		10,600	(1,072)	148	(924)	21	0
Rolls-Royce PLC	1.000	Quarterly	06/20/2026	2.801		1,200	(126)	4	(122)	2	0
Sprint Communications, Inc.	5.000	Quarterly	12/20/2021	0.474	$	5,000	423	(251)	172	0	0
Telefonica Emisiones S.A.	1.000	Quarterly	06/20/2026	0.732	EUR	1,800	25	5	30	1	0

							$(1,402)	$1,621	$219	$65	$(20)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - BUY PROTECTION(1)

Index/Tranches	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Notional Amount(4)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
									Asset	Liability
CDX.IG-31 5-Year Index	(1.000)%	Quarterly	12/20/2023	$	16,200	$(266)	$(10)	$(276)	$0	$(6)
CDX.IG-33 5-Year Index	(1.000)	Quarterly	12/20/2024		291,500	(2,847)	(2,557)	(5,404)	0	(141)

						$(3,113)	$(2,567)	$(5,680)	$0	$(147)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(2)

Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(4)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
									Asset	Liability
CDX.EM-28 5-Year Index	1.000%	Quarterly	12/20/2022	$	940	$(35)	$31	$(4)	$0	$0
CDX.EM-30 5-Year Index	1.000	Quarterly	12/20/2023		2,256	(104)	81	(23)	1	0
CDX.EM-31 5-Year Index	1.000	Quarterly	06/20/2024		8,366	(262)	176	(86)	3	0
CDX.EM-32 5-Year Index	1.000	Quarterly	12/20/2024		4,464	(180)	117	(63)	2	0
CDX.EM-33 5-Year Index	1.000	Quarterly	06/20/2025		95	(8)	6	(2)	0	0
CDX.EM-34 5-Year Index	1.000	Quarterly	12/20/2025		14,000	(466)	(211)	(677)	46	0
CDX.EM-35 5-Year Index	1.000	Quarterly	06/20/2026		10,500	(380)	(54)	(434)	30	0
CDX.HY-34 5-Year Index	5.000	Quarterly	06/20/2025		92	8	0	8	0	0
CDX.HY-35 5-Year Index	5.000	Quarterly	12/20/2025		91,700	7,762	686	8,448	349	0
CDX.HY-36 5-Year Index	5.000	Quarterly	06/20/2026		74,100	6,398	318	6,716	219	0
CDX.IG-35 5-Year Index	1.000	Quarterly	12/20/2025		12,500	270	32	302	14	0
CDX.IG-36 5-Year Index	1.000	Quarterly	06/20/2026		9,000	198	15	213	11	0

						$13,201	$1,197	$14,398	$675	$0

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Receive(6)	1-Day GBP-SONIO Compounded-OIS	0.750%	Annual	09/15/2031	GBP	3,200	$(3)	$46	$43	$18	$0
Receive(6)	1-Day GBP-SONIO Compounded-OIS	0.750	Annual	09/15/2051		8,200	518	135	653	112	0
Receive	1-Year BRL-CDI	2.840	Maturity	01/03/2022	BRL	1,900	0	4	4	0	0
Receive	1-Year BRL-CDI	2.848	Maturity	01/03/2022		1,600	0	3	3	0	0
Receive	1-Year BRL-CDI	2.859	Maturity	01/03/2022		7,900	0	14	14	0	(1)
Receive	1-Year BRL-CDI	2.860	Maturity	01/03/2022		30,600	0	57	57	0	(2)
Receive	1-Year BRL-CDI	2.865	Maturity	01/03/2022		2,800	0	5	5	0	0
Receive	1-Year BRL-CDI	2.870	Maturity	01/03/2022		9,800	0	18	18	0	(1)
Receive	1-Year BRL-CDI	2.880	Maturity	01/03/2022		24,900	0	45	45	0	(2)

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2021	131

Schedule of Investments	PIMCO Low Duration Income Fund	(Cont.)

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Receive	1-Year BRL-CDI	2.883%	Maturity	01/03/2022	BRL	37,600	$0	$67	$67	$0	$(2)
Receive	1-Year BRL-CDI	2.884	Maturity	01/03/2022		8,000	0	14	14	0	(1)
Receive	1-Year BRL-CDI	2.886	Maturity	01/03/2022		11,700	0	21	21	0	(1)
Pay	1-Year BRL-CDI	3.060	Maturity	01/03/2022		182,200	2	(259)	(257)	12	0
Receive	1-Year BRL-CDI	3.360	Maturity	01/03/2022		45,400	(67)	87	20	0	(3)
Pay	1-Year BRL-CDI	3.700	Maturity	01/03/2022		4,468,400	(781)	(3,249)	(4,030)	286	0
Pay	1-Year BRL-CDI	3.978	Maturity	01/03/2022		249,600	0	(155)	(155)	16	0
Pay	1-Year BRL-CDI	5.830	Maturity	01/02/2023		78,100	2	365	367	5	0
Pay	1-Year BRL-CDI	5.836	Maturity	01/02/2023		60,800	0	287	287	4	0
Pay	1-Year BRL-CDI	5.855	Maturity	01/02/2023		20,200	0	97	97	1	0
Pay	1-Year BRL-CDI	6.170	Maturity	01/02/2023		258,700	(48)	(35)	(83)	17	0
Receive	3-Month USD-LIBOR	0.200	Semi-Annual	12/07/2022	$	44,900	(23)	35	12	5	0
Receive	3-Month USD-LIBOR	0.300	Semi-Annual	12/07/2023		55,600	(194)	327	133	26	0
Receive(6)	3-Month USD-LIBOR	0.940	Semi-Annual	06/08/2026		19,800	0	182	182	22	0
Receive(6)	3-Month USD-LIBOR	0.940	Semi-Annual	06/09/2026		32,000	0	296	296	36	0
Receive(6)	3-Month USD-LIBOR	1.030	Semi-Annual	06/09/2026		64,400	0	310	310	72	0
Receive(6)	3-Month USD-LIBOR	0.500	Semi-Annual	06/16/2026		1,074,900	22,012	11,288	33,300	1,250	0
Receive(6)	3-Month USD-LIBOR	0.850	Semi-Annual	02/01/2027		463,800	(1,592)	14,425	12,833	639	0
Receive(6)	3-Month USD-LIBOR	1.100	Semi-Annual	02/01/2029		76,600	(376)	3,655	3,279	101	0
Receive(6)	3-Month USD-LIBOR	1.000	Semi-Annual	06/09/2031		622,000	(361)	49,507	49,146	885	0
Receive(6)	3-Month USD-LIBOR	0.750	Semi-Annual	06/16/2031		34,300	1,443	2,010	3,453	34	0
Receive(6)	3-Month USD-LIBOR	0.750	Semi-Annual	06/16/2031		58,759	3,814	2,238	6,052	90	0
Receive(6)	3-Month USD-LIBOR	1.350	Semi-Annual	02/01/2032		18,800	(118)	1,267	1,149	30	0
Pay	3-Month USD-LIBOR	1.317	Semi-Annual	12/16/2050		2,900	(57)	(512)	(569)	0	(8)
Pay	3-Month USD-LIBOR	1.485	Semi-Annual	01/13/2051		6,800	(51)	(1,072)	(1,123)	0	(24)
Pay	3-Month USD-LIBOR	1.580	Semi-Annual	01/13/2051		61,800	(309)	(8,531)	(8,840)	0	(213)
Pay	3-Month USD-LIBOR	1.491	Semi-Annual	01/21/2051		7,300	(82)	(1,116)	(1,198)	0	(25)
Pay	3-Month USD-LIBOR	1.438	Semi-Annual	01/22/2051		17,700	(204)	(2,921)	(3,125)	0	(62)
Receive(6)	3-Month USD-LIBOR	1.450	Semi-Annual	04/07/2051		45,400	0	7,749	7,749	126	0
Receive(6)	3-Month USD-LIBOR	1.700	Semi-Annual	02/01/2052		190,500	(1,674)	27,130	25,456	688	0
Receive	3-Month ZAR-JIBAR	7.250	Quarterly	09/19/2023	ZAR	18,500	(6)	(71)	(77)	0	(1)
Receive	3-Month ZAR-JIBAR	8.250	Quarterly	03/15/2024		4,000	(2)	(23)	(25)	0	0
Pay	3-Month ZAR-JIBAR	4.850	Quarterly	01/07/2026		33,300	0	(90)	(90)	0	(4)
Pay	3-Month ZAR-JIBAR	4.848	Quarterly	01/11/2026		118,300	(30)	(293)	(323)	0	(16)
Pay	3-Month ZAR-JIBAR	4.915	Quarterly	02/01/2026		86,000	(20)	(212)	(232)	0	(12)
Pay	3-Month ZAR-JIBAR	5.020	Quarterly	02/11/2026		54,800	0	(134)	(134)	0	(8)
Receive	3-Month ZAR-JIBAR	5.970	Quarterly	03/10/2026		2,400	0	0	0	0	0
Pay	3-Month ZAR-JIBAR	7.750	Quarterly	09/19/2028		53,600	0	174	174	0	(14)
Pay	6-Month AUD-BBR-BBSW	2.750	Semi-Annual	06/17/2026	AUD	12,500	86	869	955	0	(51)
Pay	6-Month AUD-BBR-BBSW	3.000	Semi-Annual	03/21/2027		80,900	1,624	5,129	6,753	0	(389)
Receive	6-Month EUR-EURIBOR	0.453	Annual	12/29/2023	EUR	2,400	0	(2)	(2)	1	0
Receive	6-Month EUR-EURIBOR	0.425	Annual	06/28/2024		2,300	0	(2)	(2)	1	0
Receive	6-Month EUR-EURIBOR	0.395	Annual	12/30/2024		1,000	0	(1)	(1)	1	0
Receive	6-Month EUR-EURIBOR	0.500	Annual	03/18/2025		11,400	111	(57)	54	7	0
Receive	6-Month EUR-EURIBOR	0.363	Annual	06/30/2025		1,900	0	(2)	(2)	1	0
Receive	6-Month EUR-EURIBOR	0.329	Annual	12/30/2025		1,200	0	(1)	(1)	1	0
Receive	6-Month EUR-EURIBOR	0.294	Annual	06/30/2026		600	0	(1)	(1)	1	0
Receive	6-Month EUR-EURIBOR	0.150	Annual	03/18/2030		2,200	40	(9)	31	4	0
Receive(6)	6-Month EUR-EURIBOR	0.250	Annual	06/16/2031		104,800	3,644	557	4,201	185	0
Receive	6-Month EUR-EURIBOR	0.250	Annual	03/18/2050		17,400	966	331	1,297	26	0
Receive	6-Month EUR-EURIBOR	0.500	Annual	06/17/2050		4,000	(129)	73	(56)	6	0
Receive	6-Month JPY-LIBOR	0.020	Semi-Annual	09/20/2028	JPY	19,770,000	360	770	1,130	257	0
Receive	6-Month JPY-LIBOR	0.000	Semi-Annual	03/15/2029		15,720,000	161	715	876	229	0
Pay	28-Day MXN-TIIE	5.610	Lunar	07/07/2021	MXN	25,400	(72)	77	5	0	0
Pay	28-Day MXN-TIIE	5.798	Lunar	09/06/2021		16,400	(43)	48	5	0	0
Pay	28-Day MXN-TIIE	7.350	Lunar	11/17/2021		8,100	2	6	8	0	0
Pay	28-Day MXN-TIIE	7.388	Lunar	11/17/2021		6,300	2	4	6	0	0
Pay	28-Day MXN-TIIE	7.199	Lunar	12/03/2021		6,700	(1)	7	6	0	0
Pay	28-Day MXN-TIIE	7.538	Lunar	02/23/2022		4,200	2	4	6	0	0
Receive	28-Day MXN-TIIE	4.650	Lunar	05/10/2022		44,500	1	(1)	0	0	(1)
Receive	28-Day MXN-TIIE	4.825	Lunar	05/27/2022		4,500	0	0	0	0	0
Receive	28-Day MXN-TIIE	4.740	Lunar	06/03/2022		11,200	0	(1)	(1)	0	0
Receive	28-Day MXN-TIIE	4.580	Lunar	06/10/2022		11,500	0	1	1	0	0
Pay	28-Day MXN-TIIE	7.875	Lunar	12/16/2022		2,000	0	5	5	0	0
Pay	28-Day MXN-TIIE	7.865	Lunar	12/27/2022		3,400	0	8	8	0	0
Pay	28-Day MXN-TIIE	7.880	Lunar	12/27/2022		37,200	17	74	91	2	0
Pay	28-Day MXN-TIIE	7.640	Lunar	01/03/2023		10,400	0	23	23	0	0
Pay	28-Day MXN-TIIE	7.645	Lunar	01/03/2023		2,000	0	5	5	0	0
Pay	28-Day MXN-TIIE	7.745	Lunar	01/05/2023		1,400	0	3	3	0	0
Pay	28-Day MXN-TIIE	7.610	Lunar	01/23/2023		30,300	(7)	77	70	2	0
Pay	28-Day MXN-TIIE	7.805	Lunar	02/06/2023		3,400	0	9	9	0	0

132	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

March 31, 2021

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Pay	28-Day MXN-TIIE	7.820%	Lunar	02/06/2023	MXN	4,200	$(1)	$12	$11	$0	$0
Pay	28-Day MXN-TIIE	4.470	Lunar	02/27/2023		306,500	0	(161)	(161)	15	0
Pay	28-Day MXN-TIIE	4.520	Lunar	02/27/2023		612,800	0	(294)	(294)	30	0
Pay	28-Day MXN-TIIE	4.550	Lunar	02/27/2023		2,590,900	47	(1,221)	(1,174)	125	0
Pay	28-Day MXN-TIIE	4.560	Lunar	02/27/2023		370,100	0	(164)	(164)	18	0
Pay	28-Day MXN-TIIE	4.565	Lunar	02/27/2023		306,500	0	(135)	(135)	15	0
Pay	28-Day MXN-TIIE	4.500	Lunar	03/03/2023		1,958,700	(13)	(964)	(977)	96	0
Pay	28-Day MXN-TIIE	5.120	Lunar	05/06/2025		5,800	0	(8)	(8)	1	0
Pay	28-Day MXN-TIIE	5.280	Lunar	05/23/2025		1,900	0	(2)	(2)	0	0
Pay	28-Day MXN-TIIE	5.280	Lunar	05/30/2025		4,800	0	(5)	(5)	1	0
Pay	28-Day MXN-TIIE	5.160	Lunar	06/06/2025		4,900	0	(6)	(6)	1	0
Pay	28-Day MXN-TIIE	5.950	Lunar	01/30/2026		2,700	(13)	13	0	0	0
Pay	28-Day MXN-TIIE	6.080	Lunar	03/10/2026		6,600	(30)	31	1	1	0
Pay	28-Day MXN-TIIE	7.865	Lunar	02/02/2027		6,900	11	17	28	1	0
Pay	28-Day MXN-TIIE	8.010	Lunar	02/04/2027		2,900	6	7	13	0	0
Pay	28-Day MXN-TIIE	7.818	Lunar	02/17/2027		4,900	7	12	19	1	0
Pay	28-Day MXN-TIIE	5.535	Lunar	05/04/2027		9,700	0	(19)	(19)	1	0
Pay	28-Day MXN-TIIE	7.150	Lunar	06/11/2027		15,400	(17)	51	34	1	0
Pay	28-Day MXN-TIIE	7.370	Lunar	10/11/2027		31,500	(10)	98	88	3	0
Pay	28-Day MXN-TIIE	7.984	Lunar	12/10/2027		1,100	0	5	5	0	0
Receive	28-Day MXN-TIIE	7.990	Lunar	12/21/2027		100	0	0	0	0	0
Receive	28-Day MXN-TIIE	8.005	Lunar	12/21/2027		18,500	(10)	(73)	(83)	0	(2)
Receive	28-Day MXN-TIIE	7.800	Lunar	12/28/2027		1,200	0	(5)	(5)	0	0
Pay	28-Day MXN-TIIE	7.910	Lunar	12/30/2027		6,700	(5)	34	29	1	0
Receive	28-Day MXN-TIIE	8.030	Lunar	01/31/2028		2,000	0	(9)	(9)	0	0
Pay	28-Day MXN-TIIE	8.050	Lunar	01/31/2028		5,400	0	25	25	0	0
Pay	28-Day MXN-TIIE	7.165	Lunar	09/06/2032		2,500	(6)	8	2	0	0
Receive	28-Day MXN-TIIE	7.380	Lunar	08/14/2037		800	3	(3)	0	0	0
Pay	28-Day MXN-TIIE	7.360	Lunar	08/21/2037		21,100	(44)	42	(2)	1	0
Receive	28-Day MXN-TIIE	8.103	Lunar	01/04/2038		24,500	22	(109)	(87)	0	(2)

							$28,504	$109,080	$137,584	$5,511	$(845)

Total Swap Agreements							$37,063	$109,334	$146,397	$6,251	$(1,013)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of March 31, 2021:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset(7)			Market Value	Variation Margin Liability
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements	Total
Total Exchange-Traded or Centrally Cleared	$0	$1,105	$6,358	$7,463	$0	$ (570)	$ (1,013)	$ (1,583)

(p)

Securities with an aggregate market value of $144,361 and cash of $41,866 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2021. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(1)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2021	133

Schedule of Investments	PIMCO Low Duration Income Fund	(Cont.)

(6)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.
(7)	Unsettled variation margin asset of $107 for closed swap agreements is outstanding at period end.

(q)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BOA	04/2021	BRL	3,264		$573	$0	$(7)
	04/2021	EUR	10,975		12,909	38	0
	04/2021	GBP	290,599		411,414	10,794	0
	04/2021	RUB	19,126		250	0	(3)
	04/2021		$586	BRL	3,264	0	(6)
	04/2021		1,095	JPY	116,200	0	(46)
	04/2021		1,892	TRY	14,246	0	(185)
	04/2021	ZAR	153,096		$10,250	6	(124)
	05/2021	RUB	58,098		777	12	0
	05/2021	SEK	24,950		3,009	151	0
	05/2021		$20,491	CAD	25,562	0	(149)
	05/2021		6,870	EUR	5,846	0	(11)
	05/2021		17,694	NOK	149,770	0	(183)
	05/2021		18,133	SEK	150,565	0	(886)
	05/2021		1,039	TRY	7,579	0	(148)
	05/2021		6,363	ZAR	94,496	7	0
	05/2021	ZAR	46,729		$3,147	1	0
	06/2021		$499	RUB	37,655	0	(5)
	06/2021		1,727	TRY	13,574	0	(158)
	06/2021	ZAR	94,602		$6,127	0	(223)
	02/2022		1,680		105	0	(5)

BPS	04/2021		$5,480	AUD	6,920	0	(224)
	04/2021		8,838	EUR	7,399	0	(161)
	04/2021		2,050	GBP	1,475	0	(17)
	04/2021		6,686	RUB	492,262	0	(189)
	04/2021		6,039	TRY	45,924	0	(562)
	05/2021	NOK	70,535		$8,354	108	0
	05/2021		$26,930	EUR	22,920	0	(37)
	05/2021		2,915	TRY	21,328	0	(416)
	05/2021		2,748	ZAR	40,665	2	(9)
	06/2021	IDR	3,070,928		$211	2	0
	06/2021		$6,263	IDR	91,491,881	0	(44)
	06/2021	ZAR	45,409		$3,013	0	(35)
	08/2021	PEN	15,776		4,272	60	0

BRC	05/2021	SEK	171,735		20,095	424	0
	06/2021		$0	IDR	15	0	0
	06/2021		1,678	TRY	13,156	0	(163)

BSH	04/2021	BRL	72,600		$12,743	0	(155)
	04/2021		$12,955	BRL	72,600	0	(57)
	10/2021	BRL	546,000		$100,342	4,915	0
	01/2022		75,000		13,036	78	0

CBK	04/2021		470,000		90,681	7,180	0
	04/2021	PEN	29,410		8,109	253	0
	04/2021		$83,786	BRL	470,000	691	(976)
	04/2021		386	MXN	7,780	0	(5)
	04/2021		7,868	PEN	29,410	15	(26)
	04/2021		1,760	TRY	14,313	0	(42)
	04/2021		886	ZAR	13,037	0	(3)
	05/2021	MXN	48,754		$2,367	0	(11)
	05/2021	PEN	4,643		1,268	28	0
	05/2021		$12,852	SEK	107,145	0	(579)
	05/2021		7,701	ZAR	114,637	26	0
	06/2021	INR	186,685		$2,513	0	(9)
	06/2021	PEN	82,826		22,563	444	0
	06/2021		$6,068	CLP	4,428,220	82	0
	06/2021		3,113	CNH	20,387	0	(24)
	06/2021		2,329	RUB	173,679	0	(53)
	07/2021		5,613	CLP	4,015,381	0	(36)
	08/2021	PEN	6,278		$1,713	37	0
	09/2021		28,158		7,593	78	0
	12/2021		$2,455	INR	186,685	9	0
	02/2022		129	ZAR	2,006	2	0

134	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

March 31, 2021

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
	02/2022	ZAR	17,924		$1,159	$4	$(11)

FBF	04/2021		$727	TRY	5,611	0	(47)
	06/2021		8,276		62,757	0	(1,087)

GLM	04/2021	AUD	21,110		$16,102	68	0
	04/2021	MXN	72,606		3,549	0	0
	04/2021	PEN	2,362		646	15	0
	04/2021	RUB	59,064		783	4	(1)
	04/2021		$2,578	AUD	3,225	0	(128)
	04/2021		629	PEN	2,362	2	0
	04/2021		770	TRY	6,064	0	(40)
	04/2021	ZAR	48,978		$3,325	9	0
	05/2021	PEN	2,890		778	6	0
	05/2021	RUB	31,029		416	8	0
	05/2021		$16,104	AUD	21,110	0	(68)
	05/2021		1,010	TRY	7,383	0	(149)
	05/2021	ZAR	100,427		$6,564	0	(204)
	06/2021	IDR	2,900,000		198	1	0
	06/2021	PEN	1,393		377	5	0
	06/2021		$336	CNH	2,214	0	(1)
	09/2021		30,961	MXN	650,537	335	0

HUS	04/2021	BRL	88,232		$15,487	0	(189)
	04/2021	GBP	70,268		96,963	209	(118)
	04/2021	PEN	22,168		5,911	6	(17)
	04/2021		$16,056	BRL	88,232	0	(380)
	04/2021		8,188	EUR	6,860	0	(143)
	04/2021		5,985	PEN	22,168	0	(63)
	04/2021		580	TRY	4,154	0	(86)
	05/2021	GBP	2,159		$2,978	1	0
	05/2021	PEN	2,532		691	15	0
	05/2021	RUB	31,905		428	8	0
	05/2021		$33,202	MXN	687,674	340	0
	05/2021		957	TRY	7,040	0	(129)
	05/2021	ZAR	144,970		$9,892	133	0
	06/2021	PEN	7,350		1,990	27	0
	06/2021		$3,607	CLP	2,591,096	0	(9)
	06/2021		2,630	CNH	17,225	0	(20)
	06/2021		1,310	IDR	19,085,407	0	(13)
	06/2021		32,905	MXN	686,086	424	0
	06/2021		565	RUB	42,058	0	(14)
	06/2021		958	TRY	7,024	0	(143)
	06/2021		1,001	ZAR	15,448	36	0
	06/2021	ZAR	98,447		$6,372	0	(236)
	12/2021	PEN	22,168		5,976	62	0

IND	04/2021		$14,164	ZAR	210,461	94	(6)
	02/2022	ZAR	218,740		$14,164	11	(80)

JPM	04/2021	BRL	397,400		69,752	0	(851)
	04/2021	EUR	3,284		3,857	6	0
	04/2021		$71,378	BRL	397,400	0	(775)
	04/2021		48,854	GBP	35,509	99	0
	04/2021		632	MXN	13,027	5	0
	04/2021		6,689	TRY	50,830	7	(593)
	04/2021		423	ZAR	6,223	0	(2)
	05/2021	GBP	35,509		$48,859	0	(99)
	05/2021		$917	TRY	6,898	0	(111)
	06/2021	INR	185,993		$2,524	11	0
	06/2021		$8,333	CNY	54,291	0	(110)
	06/2021		0	IDR	306	0	0
	06/2021		576	TRY	4,610	0	(41)
	06/2021		438	ZAR	6,688	11	0
	06/2021	ZAR	61,604		$4,001	0	(135)
	10/2021	BRL	835,300		149,102	3,113	0
	12/2021		$2,466	INR	185,993	0	(11)
	01/2022	BRL	51,600		$9,027	112	0
	02/2022	ZAR	6,464		423	3	0

MYI	04/2021	MXN	61,962		2,963	0	(66)
	04/2021		$8,664	AUD	10,965	0	(336)
	04/2021		1,973	JPY	217,512	0	(9)
	04/2021		277	TRY	2,294	0	(2)
	05/2021	JPY	217,512		$1,974	9	0

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2021	135

Schedule of Investments	PIMCO Low Duration Income Fund	(Cont.)

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
	05/2021	NOK	164,065		$19,296	$114	$0
	05/2021	SEK	61,940		7,477	382	0
	05/2021		$30,534	NOK	258,239	0	(342)
	05/2021		3,409	ZAR	50,556	0	(1)
	06/2021		436	CNH	2,862	0	(2)

RBC	05/2021	ZAR	71,634		$4,868	46	0

RYL	04/2021		$206	TRY	1,709	0	0
	04/2021		3,088	ZAR	45,759	16	(6)
	02/2022	ZAR	47,552		$3,088	9	(15)

SCX	04/2021		$445,590	GBP	323,883	919	(3)
	04/2021		2,341	TRY	18,054	0	(184)
	05/2021	GBP	323,124		$444,584	0	(918)
	05/2021		$3,298	TRY	24,281	0	(441)
	06/2021	INR	139,250		$1,896	14	0
	06/2021	PEN	25,563		6,897	71	0
	06/2021		$32,934	IDR	475,758,128	0	(596)
	06/2021		34,690	INR	2,584,046	238	(12)
	06/2021		922	TRY	7,281	0	(80)
	06/2021	ZAR	112,415		$7,275	0	(271)
	12/2021	PEN	1,462		394	4	0
	12/2021		$1,852	INR	139,250	0	(14)

SOG	04/2021	JPY	333,712		$3,159	145	0
	04/2021		$44	TRY	323	0	(5)

SSB	04/2021	BRL	238,556		$42,983	601	0
	04/2021		$41,872	BRL	238,556	511	0
	04/2021		552	MXN	11,464	8	0
	05/2021		42,929	BRL	238,556	0	(619)
	05/2021	ZAR	238,225		$15,506	0	(551)
	02/2022		4,994		320	0	(5)

TOR	04/2021	EUR	497,394		604,230	20,936	0
	04/2021		$124	TRY	1,036	0	0
	04/2021		672	ZAR	9,896	0	(1)
	05/2021	EUR	497,394		$584,922	1,289	0
	02/2022	ZAR	10,282		672	3	0

UAG	04/2021	MXN	51,962		2,409	0	(131)
	04/2021	RUB	74,792		1,002	17	(2)
	04/2021		$1,144	TRY	8,913	0	(79)
	04/2021		323	ZAR	4,779	1	0
	04/2021	ZAR	88,082		$5,843	0	(122)
	05/2021	CAD	1,758		1,387	0	(12)
	05/2021	RUB	31,952		428	7	0
	05/2021		$6,596	RUB	492,263	0	(120)
	05/2021		3,518	TRY	25,925	0	(462)
	06/2021		1,149	RUB	85,888	0	(23)
	06/2021		1,822	TRY	14,166	0	(189)

Total Forward Foreign Currency Contracts						$55,973	$(17,701)

WRITTEN OPTIONS:

CREDIT DEFAULT SWAPTIONS ON CREDIT INDICES

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
BOA	Put - OTC CDX.HY-36 5-Year Index	Sell	100.000%	06/16/2021	6,800	$(24)	$(20)
	Put - OTC CDX.IG-35 5-Year Index	Sell	0.900	05/19/2021	22,400	(26)	(3)
	Put - OTC CDX.IG-35 5-Year Index	Sell	1.050	05/19/2021	5,600	(5)	(1)
	Put - OTC CDX.IG-35 5-Year Index	Sell	0.900	06/16/2021	26,400	(28)	(7)
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.750	04/21/2021	6,000	(8)	(1)
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.800	04/21/2021	6,000	(7)	(1)
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.800	06/16/2021	35,300	(37)	(15)

BPS	Put - OTC CDX.HY-35 5-Year Index	Sell	100.000	07/21/2021	15,400	(96)	(60)
	Put - OTC CDX.IG-35 5-Year Index	Sell	0.800	04/21/2021	22,400	(20)	(1)
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.800	04/21/2021	13,300	(16)	(1)
	Call - OTC iTraxx Europe 34 5-Year Index	Buy	0.400	05/19/2021	1,000	0	0
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.700	05/19/2021	1,000	(1)	0
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.750	05/19/2021	18,100	(18)	(4)
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.800	05/19/2021	11,700	(13)	(2)

136	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

March 31, 2021

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
BRC	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.750%	04/21/2021	56,600	$(73)	$(5)
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.800	04/21/2021	10,200	(12)	(1)
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.700	05/19/2021	176,200	(196)	(50)
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.750	05/19/2021	10,700	(11)	(3)
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.800	05/19/2021	11,500	(13)	(2)
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.900	05/19/2021	34,400	(42)	(6)

CBK	Put - OTC CDX.IG-35 5-Year Index	Sell	0.800	05/19/2021	13,100	(12)	(2)

DUB	Put - OTC CDX.IG-35 5-Year Index	Sell	0.750	05/19/2021	62,700	(61)	(13)
	Put - OTC CDX.IG-35 5-Year Index	Sell	0.900	06/16/2021	13,200	(14)	(3)
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.750	04/21/2021	31,700	(35)	(3)

FBF	Put - OTC CDX.HY-35 5-Year Index	Sell	100.000	06/16/2021	15,400	(61)	(34)
	Put - OTC CDX.IG-35 5-Year Index	Sell	0.900	06/16/2021	25,100	(35)	(7)
	Put - OTC CDX.IG-36 5-Year Index	Sell	0.850	06/16/2021	61,000	(63)	(30)

GST	Put - OTC CDX.HY-35 5-Year Index	Sell	102.000	06/16/2021	5,400	(23)	(16)
	Put - OTC CDX.IG-35 5-Year Index	Sell	0.900	05/19/2021	57,900	(61)	(7)
	Put - OTC CDX.IG-35 5-Year Index	Sell	1.050	05/19/2021	11,200	(10)	(1)
	Put - OTC CDX.IG-36 5-Year Index	Sell	0.850	06/16/2021	6,500	(6)	(3)
	Put - OTC CDX.IG-36 5-Year Index	Sell	0.900	07/21/2021	19,300	(25)	(15)
	Call - OTC iTraxx Europe 34 5-Year Index	Buy	0.400	05/19/2021	32,200	(14)	(9)
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.700	05/19/2021	32,200	(35)	(9)
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.750	05/19/2021	51,400	(52)	(12)
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.800	05/19/2021	24,000	(25)	(5)
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.750	07/21/2021	21,800	(29)	(18)

JPM	Put - OTC CDX.HY-35 5-Year Index	Sell	103.000	05/19/2021	14,100	(63)	(25)
	Put - OTC CDX.IG-35 5-Year Index	Sell	0.750	05/19/2021	65,700	(61)	(14)
	Put - OTC CDX.IG-36 5-Year Index	Sell	0.900	07/21/2021	10,500	(14)	(8)

MYC	Put - OTC CDX.IG-35 5-Year Index	Sell	0.800	05/19/2021	58,500	(64)	(10)
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.750	04/21/2021	33,800	(45)	(3)
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.900	05/19/2021	35,000	(42)	(6)

						$ (1,496)	$ (436)

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
BOA	Put - OTC USD versus CNH	CNH	6.380	05/20/2021	17,523	$(67)	$(6)
	Call - OTC USD versus CNH		6.650	05/20/2021	17,523	(66)	(72)

SCX	Put - OTC USD versus CNH		6.310	04/07/2021	2,930	(11)	0
	Call - OTC USD versus CNH		6.610	04/07/2021	2,930	(14)	(2)

						$(158)	$(80)

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
BOA	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	0.865%	04/19/2021	16,000	$(14)	$(7)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.145	04/19/2021	16,000	(29)	(28)

BPS	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.575	04/26/2021	15,700	(46)	(23)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.915	04/26/2021	15,700	(46)	(76)

GLM	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.630	04/30/2021	8,700	(33)	(26)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.950	04/30/2021	8,700	(33)	(43)

							$(201)	$(203)

OPTIONS ON SECURITIES

Counterparty	Description	Strike Price	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
FAR	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 04/01/2051	$101.844	04/07/2021	25,000	$(78)	$(516)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 05/01/2051	101.547	05/06/2021	18,000	(91)	(69)

GSC	Put - OTC Fannie Mae, TBA 3.000% due 06/01/2051	103.758	06/07/2021	8,000	(34)	(27)
	Put - OTC Fannie Mae, TBA 3.000% due 06/01/2051	103.895	06/07/2021	8,000	(33)	(30)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 04/01/2051	102.250	04/07/2021	10,000	(44)	(247)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 04/01/2051	103.250	04/07/2021	10,000	(28)	0
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 05/01/2051	102.117	05/06/2021	22,000	(99)	(114)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 06/01/2051	101.172	06/07/2021	65,000	(386)	(378)

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2021	137

Schedule of Investments	PIMCO Low Duration Income Fund	(Cont.)

Counterparty	Description	Strike Price	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 06/01/2051	$101.512	06/07/2021	8,000	$(44)	$(52)

JPM	Put - OTC Fannie Mae, TBA 3.000% due 06/01/2051	103.742	06/07/2021	8,000	(33)	(27)
	Put - OTC Fannie Mae, TBA 3.000% due 06/01/2051	103.875	06/07/2021	9,000	(33)	(33)
	Put - OTC Fannie Mae, TBA 3.000% due 06/01/2051	104.047	06/07/2021	8,500	(33)	(36)
	Put - OTC Ginnie Mae, TBA 2.000% due 05/01/2051	100.047	05/13/2021	29,000	(172)	(179)
	Put - OTC Ginnie Mae, TBA 2.500% due 04/01/2051	103.781	04/14/2021	29,000	(69)	(214)
	Put - OTC Ginnie Mae, TBA 2.500% due 04/01/2051	104.125	04/14/2021	19,000	(49)	(192)
	Put - OTC Ginnie Mae, TBA 2.500% due 04/01/2051	104.266	04/14/2021	29,000	(73)	(328)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 04/01/2051	100.078	04/07/2021	11,000	(34)	(54)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 04/01/2051	102.078	04/07/2021	11,000	(26)	0
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 04/01/2051	102.375	04/07/2021	16,000	(65)	(415)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 04/01/2051	103.375	04/07/2021	16,000	(43)	0
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 05/01/2051	99.430	05/06/2021	19,600	(116)	(136)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 05/01/2051	99.914	05/06/2021	21,000	(118)	(185)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 05/01/2051	101.430	05/06/2021	5,600	(17)	(5)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 05/01/2051	101.438	05/06/2021	11,000	(39)	(10)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 05/01/2051	101.914	05/06/2021	6,000	(19)	(3)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 06/01/2051	98.531	06/07/2021	27,000	(169)	(214)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 06/01/2051	100.531	06/07/2021	27,000	(139)	(116)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 05/01/2051	101.789	05/06/2021	8,000	(34)	(35)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 06/01/2051	101.391	06/07/2021	6,000	(32)	(37)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 06/01/2051	103.391	06/07/2021	6,000	(23)	(14)
	Put - OTC Uniform Mortgage-Backed Security, TBA 3.000% due 05/01/2051	103.984	05/06/2021	3,000	(9)	(7)
	Put - OTC Uniform Mortgage-Backed Security, TBA 3.000% due 05/01/2051	104.262	05/06/2021	7,000	(20)	(24)

SAL	Put - OTC Fannie Mae, TBA 3.000% due 06/01/2051	103.914	06/07/2021	7,000	(27)	(26)
	Put - OTC Uniform Mortgage-Backed Security, TBA 1.500% due 04/01/2051	98.016	04/07/2021	32,000	(85)	(442)
	Call - OTC Uniform Mortgage-Backed Security, TBA 1.500% due 04/01/2051	102.016	04/07/2021	10,000	(8)	0
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 04/01/2051	98.953	04/07/2021	18,100	(68)	(21)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 04/01/2051	99.609	04/07/2021	10,600	(36)	(28)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 04/01/2051	99.828	04/07/2021	10,600	(36)	(38)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 04/01/2051	100.953	04/07/2021	18,100	(48)	(3)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 04/01/2051	101.609	04/07/2021	7,400	(16)	0
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 04/01/2051	101.828	04/07/2021	10,600	(23)	0
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 04/01/2051	101.859	04/07/2021	10,600	(23)	0
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 04/01/2051	102.000	04/07/2021	8,000	(19)	(177)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 04/01/2051	104.000	04/07/2021	8,000	(11)	0
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 05/01/2051	98.688	05/06/2021	10,700	(42)	(54)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 05/01/2051	101.453	05/06/2021	11,000	(39)	(10)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 06/01/2051	99.375	06/07/2021	14,000	(107)	(141)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 06/01/2051	100.047	06/07/2021	51,000	(281)	(330)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 06/01/2051	100.375	06/07/2021	14,000	(88)	(69)
	Put - OTC Uniform Mortgage-Backed Security, TBA 3.000% due 05/01/2051	104.180	05/06/2021	4,000	(12)	(12)

					$(3,171)	$(5,048)

Total Written Options					$(5,026)	$(5,767)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - BUY PROTECTION(2)

Counterparty	Reference Entity	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2021(4)	Notional Amount(5)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(6)
										Asset	Liability
BOA	HSBC Holdings PLC	(1.000)%	Quarterly	06/20/2024	0.505%	EUR	100	$2	$(4)	$0	$(2)

CREDIT DEFAULT SWAPS ON CORPORATE AND SOVEREIGN ISSUES - SELL PROTECTION(3)

Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2021(4)	Notional Amount(5)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(6)
										Asset	Liability
BOA	Russia Government International Bond	1.000%	Quarterly	12/20/2021	0.427%	$	300	$(12)	$13	$1	$0

BPS	Mexico Government International Bond	1.000	Quarterly	12/20/2023	0.596		1,200	(15)	28	13	0

BRC	Brazil Government International Bond	1.000	Quarterly	06/20/2023	1.274		400	(19)	17	0	(2)
	Petroleos Mexicanos	1.000	Quarterly	12/20/2021	1.758		100	(10)	9	0	(1)
	Russia Government International Bond	1.000	Quarterly	12/20/2021	0.427		3,500	(170)	186	16	0

CBK	Brazil Government International Bond	1.000	Quarterly	12/20/2024	1.805		1,600	(28)	(18)	0	(46)
	Colombia Government International Bond	1.000	Quarterly	06/20/2024	0.844		200	(2)	3	1	0
	Colombia Government International Bond	1.000	Quarterly	12/20/2024	0.984		600	2	(1)	1	0
	Mexico Government International Bond	1.000	Quarterly	06/20/2023	0.492		100	(1)	2	1	0

138	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

March 31, 2021

Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2021(4)	Notional Amount(5)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(6)
										Asset	Liability
	Mexico Government International Bond	1.000%	Quarterly	06/20/2024	0.667%	$	2,000	$(32)	$54	$22	$0
	Mexico Government International Bond	1.000	Quarterly	06/20/2026	1.139		1,100	(7)	0	0	(7)

GST	Brazil Government International Bond	1.000	Quarterly	06/20/2024	1.616		200	(6)	2	0	(4)
	Brazil Government International Bond	1.000	Quarterly	12/20/2024	1.805		1,900	(30)	(25)	0	(55)
	Colombia Government International Bond	1.000	Quarterly	12/20/2023	0.762		1,100	(16)	23	7	0
	Mexico Government International Bond	1.000	Quarterly	12/20/2023	0.596		3,600	(74)	115	41	0
	Mexico Government International Bond	1.000	Quarterly	12/20/2024	0.800		2,200	(18)	35	17	0
	Petrobras Global Finance BV	1.000	Quarterly	12/20/2021	0.837		1,200	(219)	221	2	0
	Petrobras Global Finance BV	1.000	Quarterly	06/20/2022	0.978		1,400	(124)	125	1	0
	Petroleos Mexicanos	1.000	Quarterly	12/20/2021	1.758		100	(4)	3	0	(1)
	Russia Government International Bond	1.000	Quarterly	12/20/2021	0.427		3,900	(131)	148	17	0
	Russia Government International Bond	1.000	Quarterly	12/20/2024	0.847		6,400	39	(1)	38	0
	South Africa Government International Bond	1.000	Quarterly	06/20/2024	1.631		3,500	(149)	80	0	(69)

HUS	Brazil Government International Bond	1.000	Quarterly	12/20/2023	1.477		500	(16)	10	0	(6)
	Brazil Government International Bond	1.000	Quarterly	06/20/2024	1.616		4,800	(140)	48	0	(92)
	Mexico Government International Bond	1.000	Quarterly	12/20/2023	0.596		6,900	(101)	184	83	0

JPM	Mexico Government International Bond	1.000	Quarterly	12/20/2023	0.596		5,000	(99)	155	56	0
	Mexico Government International Bond	1.000	Quarterly	06/20/2026	1.139		1,100	(9)	2	0	(7)
	South Africa Government International Bond	1.000	Quarterly	12/20/2021	0.588		300	(21)	22	1	0

MYC	Barclays Bank PLC	1.000	Quarterly	12/20/2021	0.168	EUR	14,500	101	8	109	0
	Mexico Government International Bond	1.000	Quarterly	12/20/2024	0.800	$	1,700	(9)	22	13	0
	Mexico Government International Bond	1.000	Quarterly	12/20/2025	1.033		2,900	(40)	36	0	(4)
	Mexico Government International Bond	1.000	Quarterly	06/20/2026	1.139		7,100	(41)	(7)	0	(48)
	Turkey Government International Bond	1.000	Quarterly	06/20/2024	4.721		100	(16)	5	0	(11)

NGF	Russia Government International Bond	1.000	Quarterly	06/20/2023	0.600		11,900	(335)	444	109	0
	Saudi Arabia Government International Bond	1.000	Quarterly	06/20/2022	0.210		600	4	2	6	0

								$(1,748)	$1,950	$555	$(353)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(3)

Counterparty	Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(5)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(6)
									Asset	Liability
CBK	CDX.MCDX-30 5-Year Index	1.000%	Quarterly	06/20/2023	$	3,600	$89	$(42)	$47	$0

DUB	CMBX.NA.AAA.10 Index	0.500	Monthly	11/17/2059		5,400	(127)	179	52	0
	CMBX.NA.AAA.11 Index	0.500	Monthly	11/18/2054		14,000	(126)	250	124	0

FBF	CMBX.NA.AAA.12 Index	0.500	Monthly	08/17/2061		1,300	(9)	18	9	0

GST	CMBX.NA.AAA.10 Index	0.500	Monthly	11/17/2059		42,500	(338)	747	409	0
	CMBX.NA.AAA.11 Index	0.500	Monthly	11/18/2054		3,200	(17)	45	28	0
	CMBX.NA.AAA.13 Index	0.500	Monthly	12/16/2072		271,300	512	659	1,171	0
	CMBX.NA.AAA.6 Index	0.500	Monthly	05/11/2063		2,389	13	(2)	11	0
	CMBX.NA.AAA.9 Index	0.500	Monthly	09/17/2058		12,198	(458)	577	119	0

MEI	CMBX.NA.AAA.12 Index	0.500	Monthly	08/17/2061		3,400	(25)	48	23	0

MYC	CMBX.NA.AAA.10 Index	0.500	Monthly	11/17/2059		3,500	(79)	113	34	0
	CMBX.NA.AAA.11 Index	0.500	Monthly	11/18/2054		4,500	(27)	67	40	0
	CMBX.NA.AAA.12 Index	0.500	Monthly	08/17/2061		72,100	(253)	745	492	0
	CMBX.NA.AAA.13 Index	0.500	Monthly	12/16/2072		10,500	43	2	45	0
	CMBX.NA.AAA.9 Index	0.500	Monthly	09/17/2058		5,199	(203)	254	51	0

SAL	CMBX.NA.AAA.10 Index	0.500	Monthly	11/17/2059		12,100	7	110	117	0
	CMBX.NA.AAA.11 Index	0.500	Monthly	11/18/2054		84,400	(83)	830	747	0
	CMBX.NA.AAA.12 Index	0.500	Monthly	08/17/2061		155,100	(502)	1,560	1,058	0

							$(1,583)	$6,160	$4,577	$0

INTEREST RATE SWAPS

Counterparty	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
AZD	Pay	3-Month CNY-CNREPOFIX	2.445%	Quarterly	06/17/2025	CNY	100,500	$0	$(186)	$0	$(186)
	Pay	3-Month CNY-CNREPOFIX	2.530	Quarterly	06/17/2025		26,415	0	(35)	0	(35)

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2021	139

Schedule of Investments	PIMCO Low Duration Income Fund	(Cont.)

Counterparty	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
CBK	Pay	3-Month CNY-CNREPOFIX	2.845%	Quarterly	01/23/2025	CNY	19,000	$0	$14	$14	$0
	Pay	3-Month CNY-CNREPOFIX	2.850	Quarterly	01/23/2025		19,700	0	16	16	0

GLM	Pay	3-Month USD-LIBOR	1.230	Semi-Annual	06/09/2026	$	123,700	(201)	48	0	(153)

JPM	Pay	3-Month USD-LIBOR	1.150	Semi-Annual	06/09/2026		123,100	(111)	(234)	0	(345)

MYC	Pay	3-Month USD-LIBOR	1.150	Semi-Annual	06/08/2026		76,100	(69)	(129)	0	(198)
	Pay	3-Month USD-LIBOR	1.230	Semi-Annual	06/09/2026		123,700	(203)	50	0	(153)
	Pay	3-Month USD-LIBOR	1.650	Semi-Annual	04/08/2051		189,000	(2,268)	(20,784)	0	(23,052)

UAG	Pay	3-Month CNY-CNREPOFIX	2.833	Quarterly	01/23/2025	CNY	20,000	0	14	14	0

								$(2,852)	$(21,226)	$44	$(24,122)

Total Swap Agreements								$(6,181)	$(13,120)	$5,176	$(24,477)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of March 31, 2021:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(7)
AZD	$0	$0	$0	$0	$0	$0	$(221)	$(221)	$(221)	$245	$24
BOA	11,009	0	1	11,010	(2,139)	(161)	(2)	(2,302)	8,708	(10,518)	(1,810)
BPS	172	0	13	185	(1,694)	(167)	0	(1,861)	(1,676)	1,576	(100)
BRC	424	0	16	440	(163)	(67)	(3)	(233)	207	0	207
BSH	4,993	0	0	4,993	(212)	0	0	(212)	4,781	(7,185)	(2,404)
CBK	8,849	0	102	8,951	(1,775)	(2)	(53)	(1,830)	7,121	(7,822)	(701)
DUB	0	0	176	176	0	(19)	0	(19)	157	(130)	27
FAR	0	0	0	0	0	(585)	0	(585)	(585)	484	(101)
FBF	0	0	9	9	(1,134)	(70)	0	(1,204)	(1,195)	1,441	246
GLM	453	0	0	453	(591)	(69)	(153)	(813)	(360)	192	(168)
GSC	0	0	0	0	0	(848)	0	(848)	(848)	685	(163)
GST	0	0	1,861	1,861	0	(96)	(129)	(225)	1,636	(1,500)	136
HUS	1,261	0	83	1,344	(1,560)	0	(98)	(1,658)	(314)	421	107
IND	105	0	0	105	(86)	0	0	(86)	19	0	19
JPM	3,367	0	57	3,424	(2,728)	(2,310)	(352)	(5,390)	(1,966)	(1,250)	(3,216)
MEI	0	0	23	23	0	0	0	0	23	0	23
MYC	0	0	784	784	0	(19)	(23,466)	(23,485)	(22,701)	20,980	(1,721)
MYI	505	0	0	505	(758)	0	0	(758)	(253)	325	72
NGF	0	0	115	115	0	0	0	0	115	(242)	(127)
RBC	46	0	0	46	0	0	0	0	46	(30)	16
RYL	25	0	0	25	(21)	0	0	(21)	4	0	4
SAL	0	0	1,922	1,922	0	(1,352)	0	(1,352)	570	(657)	(87)
SCX	1,246	0	0	1,246	(2,519)	(2)	0	(2,521)	(1,275)	1,310	35
SOG	145	0	0	145	(5)	0	0	(5)	140	0	140
SSB	1,120	0	0	1,120	(1,175)	0	0	(1,175)	(55)	463	408
TOR	22,228	0	0	22,228	(1)	0	0	(1)	22,227	(20,733)	1,494
UAG	25	0	14	39	(1,140)	0	0	(1,140)	(1,101)	1,076	(25)

Total Over the Counter	$55,973	$0	$5,176	$61,149	$(17,701)	$(5,767)	$(24,477)	$(47,945)

(r)

Securities with an aggregate market value of $30,438 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of March 31, 2021.

(1)	Notional Amount represents the number of contracts.
(2)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(4)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a

140	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

March 31, 2021

particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.
(5)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(6)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(7)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2021:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$1,105	$1,105
Swap Agreements	0	847	0	0	5,511	6,358

	$0	$847	$0	$0	$6,616	$7,463

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$55,973	$0	$55,973
Swap Agreements	0	5,132	0	0	44	5,176

	$0	$5,132	$0	$55,973	$44	$61,149

	$0	$5,979	$0	$55,973	$6,660	$68,612

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$570	$570
Swap Agreements	0	168	0	0	845	1,013

	$0	$168	$0	$0	$1,415	$1,583

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$17,701	$0	$17,701
Written Options	0	436	0	80	5,251	5,767
Swap Agreements	0	355	0	0	24,122	24,477

	$0	$791	$0	$17,781	$29,373	$47,945

	$0	$959	$0	$17,781	$30,788	$49,528

The effect of Financial Derivative Instruments on the Statements of Operations for the year ended March 31, 2021:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$(4)	$(4)
Written Options	0	0	0	0	24	24
Futures	0	0	0	0	38,306	38,306
Swap Agreements	0	(4,048)	0	0	(178,612)	(182,660)

	$0	$(4,048)	$0	$0	$(140,286)	$(144,334)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(51,068)	$0	$(51,068)
Written Options	0	3,958	0	175	6,578	10,711
Swap Agreements	0	(6)	0	0	4,515	4,509

	$0	$3,952	$0	$(50,893)	$11,093	$(35,848)

	$0	$(96)	$0	$(50,893)	$(129,193)	$(180,182)

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2021	141

Schedule of Investments	PIMCO Low Duration Income Fund	(Cont.)

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$(10,528)	$(10,528)
Swap Agreements	0	(2,612)	0	0	313,697	311,085

	$0	$(2,612)	$0	$0	$303,169	$300,557

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$47,440	$0	$47,440
Written Options	0	7,763	0	78	(1,879)	5,962
Swap Agreements	0	20,566	0	0	(26,119)	(5,553)

	$0	$28,329	$0	$47,518	$(27,998)	$47,849

	$0	$25,717	$0	$47,518	$275,171	$348,406

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2021 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2021
Investments in Securities, at Value
Loan Participations and Assignments	$0	$328,458	$598	$329,056
Corporate Bonds & Notes
Banking & Finance	0	935,411	759	936,170
Industrials	0	836,895	1,905	838,800
Utilities	0	443,276	0	443,276
Convertible Bonds & Notes
Utilities	0	27	0	27
Municipal Bonds & Notes
Illinois	0	265	0	265
Puerto Rico	0	841	0	841
Texas	0	588	0	588
U.S. Government Agencies	0	3,255,648	0	3,255,648
U.S. Treasury Obligations	0	679,205	0	679,205
Non-Agency Mortgage-Backed Securities	25,000	844,872	0	869,872
Asset-Backed Securities	0	1,198,474	898	1,199,372
Sovereign Issues	0	661,405	0	661,405
Common Stocks
Communication Services	12,564	0	6,177	18,741
Consumer Discretionary	2	0	0	2
Financials	0	0	3,082	3,082
Industrials	0	0	17,496	17,496
Rights
Information Technology	0	0	104	104
Preferred Securities
Banking & Finance	0	40,842	0	40,842
Industrials	0	5,368	0	5,368
Utilities	0	0	49,804	49,804
Real Estate Investment Trusts
Real Estate	49	0	0	49
Short-Term Instruments
Repurchase Agreements	0	33,560	0	33,560
Short-Term Notes	0	178	0	178
Argentina Treasury Bills	0	21,724	0	21,724
U.S. Treasury Bills	0	1,868	0	1,868

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2021
U.S. Treasury Cash Management Bills	$0	$674	$0	$674

	$37,615	$9,289,579	$80,823	$9,408,017

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$34,466	$0	$0	$34,466

Total Investments	$72,081	$9,289,579	$80,823	$9,442,483

Short Sales, at Value - Liabilities
Loan Participations and Assignments	0	0	0	0
U.S. Government Agencies	0	(733,804)	0	(733,804)

	$0	$(733,804)	$0	$(733,804)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	1,105	6,251	0	7,356
Over the counter	0	61,149	0	61,149

	$1,105	$67,400	$0	$68,505

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	$(570)	$(1,013)	$0	$(1,583)
Over the counter	0	(47,945)	0	(47,945)

	$(570)	$(48,958)	$0	$(49,528)

Total Financial Derivative Instruments	$535	$18,442	$0	$18,977

Totals	$72,616	$8,574,217	$80,823	$8,727,656

142	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

March 31, 2021

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ended March 31, 2021:

Category and Subcategory	Beginning Balance at 03/31/2020	Net Purchases(1)	Net Sales/ Settlements(1)	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation)(2)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 03/31/2021	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 03/31/2021(2)
Investments in Securities, at Value
Loan Participations and Assignments	$49,319	$16,095	$(42,480)	$25	$(734)	$3,952	$34	$(25,613)	$598	$(68)
Corporate Bonds & Notes
Banking & Finance	751	0	0	0	0	8	0	0	759	8
Industrials	3,994	0	(1,324)	11	(1,563)	787	0	0	1,905	(54)
Asset-Backed Securities	795	0	(33)	0	0	136	0	0	898	129
Common Stocks
Communication Services	10	6,686	0	0	0	(519)	0	0	6,177	(519)
Energy	92	0	(200)	0	(1)	109	0	0	0	0
Financials	0	3,023	0	0	0	59	0	0	3,082	59
Industrials	25	7,743	0	0	0	9,728	0	0	17,496	9,728
Rights
Information Technology	0	42	0	0	0	62	0	0	104	62
Preferred Securities
Utilities	0	50,528	(382)	0	0	(342)	0	0	49,804	(342)
Short-Term Instruments
Argentina Treasury Bills	86	0	(64)	1	(34)	11	0	0	0	0

	$55,072	$84,117	$(44,483)	$37	$(2,332)	$13,991	$34	$(25,613)	$80,823	$9,001

Financial Derivative Instruments - Assets
Over the counter	$2	$0	$(11)	$0	$0	$9	$0	$0	$0	$0

Totals	$55,074	$84,117	$(44,494)	$37	$(2,332)	$14,000	$34	$(25,613)	$80,823	$9,001

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category and Subcategory	Ending Balance at 03/31/2021	Valuation Technique	Unobservable Inputs	(% Unless Noted Otherwise)
				Input Value(s)	Weighted Average
Investments in Securities, at Value
Loan Participations and Assignments	$598	Third Party Vendor	Broker Quote	61.000-100.000	86.836
Corporate Bonds & Notes
Banking & Finance	759	Other Valuation Techniques(3)	—	—	—
Industrials	1,905	Other Valuation Techniques(3)	—	—	—
Asset-Backed Securities	898	Other Valuation Techniques(3)	—	—	—
Common Stocks
Communication Services	6,177	Reference Instrument	Liquidity Discount	10.000	—
Financials	996	Expected Recovery	Book Value	1.000x	—
	2,086	Market Comparable Valuation	EBITDA	8.500x	—
Industrials	11,174	Discounted Cash Flow	Discount Rate	16.000	—
	6,322	Other Valuation Techniques(3)	—	—	—
Rights
Information Technology	104	Market Comparable Valuation	EBITDA	4.250x	—
Preferred Securities
Utilities	49,804	Recent Transaction	Purchase Price	$27.048	—

Total	$80,823

(1)

Net Purchases and Settlements for Financial Derivative Instruments may include payments made or received upon entering into swap agreements to compensate for differences between the stated terms of the swap agreement and prevailing market conditions.

(2)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at March 31, 2021 may be due to an investment no longer held or categorized as Level 3 at period end.

(3)	Includes valuation techniques not defined in the Notes to Financial Statements as securities valued using such techniques are not considered significant to the Fund.

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2021	143

Consolidated Schedule of Investments	PIMCO Preferred and Capital Securities Fund

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 96.5%

CORPORATE BONDS & NOTES 46.4%

BANKING & FINANCE 42.4%

Abanca Corp. Bancaria S.A.
6.125% due 01/18/2029 •	EUR	1,500	$1,927

ABN AMRO Bank NV
4.750% due 09/22/2027 •(e)(f)		23,800	30,279

Alfa Bank AO Via Alfa Bond Issuance PLC
5.950% due 04/15/2030 •(f)		$3,000	3,073

American International Group, Inc.
1.188% (EUR003M + 1.730%) due 03/15/2067 ~(i)	EUR	5,850	6,345
5.750% due 04/01/2048 •		$2,000	2,235

Athora Netherlands NV
7.000% due 06/19/2025 •(e)	EUR	12,900	17,208

AXIS Specialty Finance LLC
4.900% due 01/15/2040 •		$7,000	7,184

Banca Monte dei Paschi di Siena SpA
1.875% due 01/09/2026	EUR	2,100	2,461
5.375% due 01/18/2028 •		900	934
8.000% due 01/22/2030 •		4,000	4,597
8.500% due 09/10/2030 •		7,000	8,169
10.500% due 07/23/2029		600	867

Banco Bilbao Vizcaya Argentaria S.A.
5.875% due 09/24/2023 •(e)(f)		14,000	17,522

Banco Mercantil del Norte S.A.
8.375% due 10/14/2030 •(e)		$4,500	5,254

Bank of Ireland Group PLC
6.000% due 09/01/2025 •(e)(f)	EUR	4,600	5,912
7.500% due 05/19/2025 •(e)(f)		15,100	20,643

Bank of Nova Scotia
4.900% due 06/04/2025 •(e)(f)		$7,200	7,673

Barclays PLC
6.125% due 12/15/2025 •(e)(f)		40,600	44,386
6.375% due 12/15/2025 •(e)(f)	GBP	700	1,061
7.250% due 03/15/2023 •(e)		6,100	9,092
7.875% due 03/15/2022 •(e)(f)		$1,100	1,158
7.875% due 09/15/2022 •(e)(f)	GBP	600	890

BNP Paribas S.A.
4.625% due 02/25/2031 •(e)(f)		$14,100	14,047
7.000% due 08/16/2028 •(e)(f)		10,000	11,596

Burford Capital Global Finance LLC
6.250% due 04/15/2028 (a)		1,000	1,026

CPI Property Group S.A.
4.875% due 07/16/2025 •(e)	EUR	1,700	2,100

Credit Agricole S.A.
8.125% due 12/23/2025 •(e)(f)		$9,300	11,236

Credit Suisse Group AG
5.250% due 02/11/2027 •(e)(f)		15,000	15,188
6.250% due 12/18/2024 •(e)(f)		6,600	7,043
6.375% due 08/21/2026 •(e)(f)		13,000	13,856
7.250% due 09/12/2025 •(e)(f)		5,800	6,296
7.500% due 07/17/2023 •(e)		4,500	4,770
7.500% due 07/17/2023 •(e)(f)		300	318
7.500% due 12/11/2023 •(e)(f)		400	434
7.500% due 12/11/2023 •(e)		8,400	9,119

Deutsche Bank AG
5.882% due 07/08/2031 •(f)		23,500	26,454

DNB Bank ASA
0.440% (US0003M + 0.250%) due 05/23/2021 ~(e)		1,700	1,476

Erste Group Bank AG
4.250% due 10/15/2027 •(e)(f)	EUR	8,600	10,602

Fortress Transportation & Infrastructure Investors LLC
6.500% due 10/01/2025		$600	628
6.750% due 03/15/2022		971	973

Freedom Mortgage Corp.
8.250% due 04/15/2025		1,925	2,009

Hongkong & Shanghai Banking Corp. Ltd.
0.399% (US0003M + 0.188%) due 04/27/2021 ~(e)		400	354

HSBC Bank PLC
0.600% due 06/15/2021 •(e)		1,700	1,505
0.750% (US0006M + 0.250%) due 06/30/2021 ~(e)		8,720	7,728
0.750% due 09/30/2021 •(e)		5,700	5,045

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

HSBC Holdings PLC
4.000% due 03/09/2026 •(e)(f)		$5,600	$5,586
4.600% due 12/17/2030 •(e)(f)		12,200	12,093
4.700% due 03/09/2031 •(e)(f)		4,400	4,345
6.000% due 05/22/2027 •(e)(f)		25,500	27,980
6.250% due 03/23/2023 •(e)(f)		1,000	1,059
6.500% due 03/23/2028 •(e)(f)		17,800	19,992

HVB Funding Trust
7.760% due 10/13/2036	GBP	4,986	10,547

ING Groep NV
0.383% due 06/30/2021 •(e)(i)	EUR	10,500	11,788
5.750% due 11/16/2026 •(e)(f)		$14,500	15,828
6.500% due 04/16/2025 •(e)(f)		21,048	23,324

Intesa Sanpaolo SpA
5.875% due 09/01/2031 •(e)(f)	EUR	16,200	21,361
7.750% due 01/11/2027 •(e)(f)		7,150	10,294

Jefferies Finance LLC
6.250% due 06/03/2026		$2,200	2,321

La Mondiale SAM
4.375% due 04/24/2029 •(e)	EUR	800	1,024

LeasePlan Corp. NV
7.375% due 05/29/2024 •(e)		7,400	9,495

Legal & General Group PLC
5.625% due 03/24/2031 •(e)	GBP	1,600	2,412

Liberty Mutual Group, Inc.
3.625% due 05/23/2059 •(i)	EUR	4,100	4,919
4.300% due 02/01/2061		$5,100	4,606

Lincoln Financing SARL
3.625% due 04/01/2024	EUR	700	831

Lloyds Bank PLC
0.375% (US0003M + 0.188%) due 05/28/2021 ~(e)		$400	380
0.500% (US0006M + 0.250%) due 06/21/2021 ~(e)		5,300	5,026

Lloyds Banking Group PLC
6.750% due 06/27/2026 •(e)(f)		300	338
7.500% due 06/27/2024 •(e)(f)		9,700	10,837
7.500% due 09/27/2025 •(e)(f)		17,360	19,877

National Westminster Bank PLC
0.440% (US0003M + 0.250%) due 05/28/2021 ~(e)		400	389
1.605% (EUR003M + 2.150%) due 07/05/2021 ~(e)	EUR	4,600	5,354

Nationstar Mortgage Holdings, Inc.
6.000% due 01/15/2027		$1,200	1,247

Nationwide Building Society
5.750% due 06/20/2027 •(e)	GBP	4,500	6,844
5.875% due 12/20/2024 •(e)(f)		400	605

Natwest Group PLC
5.125% due 05/12/2027 •(e)(f)		1,500	2,178
6.000% due 12/29/2025 •(e)(f)		$26,600	29,252
8.000% due 08/10/2025 •(e)(f)		9,800	11,512
8.625% due 08/15/2021 •(e)(f)		7,831	8,034

Nova Ljubljanska Banka dd
3.400% due 02/05/2030 •	EUR	9,800	11,349
3.650% due 11/19/2029 •		3,000	3,465

Nykredit Realkredit A/S
4.125% due 04/15/2026 •(e)		2,600	3,245

Permanent TSB Group Holdings PLC
2.125% due 09/26/2024 •		3,100	3,680

Santander UK Group Holdings PLC
6.750% due 06/24/2024 •(e)	GBP	4,400	6,596

Santander UK PLC
5.000% due 11/07/2023		$422	463

Societe Generale S.A.
5.375% due 11/18/2030 •(e)(f)		4,600	4,744
6.750% due 04/06/2028 •(e)(f)		11,760	13,123
8.000% due 09/29/2025 •(e)(f)		1,450	1,701

SRLEV NV
9.000% due 04/15/2041 •(i)	EUR	10,000	11,760

Standard Chartered PLC
4.750% due 01/14/2031 •(e)(f)		$6,900	6,880
6.000% due 07/26/2025 •(e)(f)		4,500	4,900

Svenska Handelsbanken AB
4.750% due 03/01/2031 •(e)(f)		3,000	3,146

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Swiss Re Finance UK PLC
2.714% due 06/04/2052 •	EUR	1,500	$1,920

UBS Group AG
4.375% due 02/10/2031 •(e)(f)		$1,700	1,681
4.375% due 02/10/2031 •(e)		2,400	2,374
5.125% due 07/29/2026 •(e)(f)		12,400	13,170
5.750% due 02/19/2022 •(e)(f)	EUR	400	488
7.000% due 02/19/2025 •(e)		$7,400	8,455
7.125% due 08/10/2021 •(e)(f)		1,900	1,939

UniCredit SpA
2.569% due 09/22/2026 •		1,900	1,909
5.459% due 06/30/2035 •		12,900	13,693
7.500% due 06/03/2026 •(e)	EUR	3,100	4,310
9.250% due 06/03/2022 •(e)(f)		500	639

Unipol Gruppo SpA
3.250% due 09/23/2030		9,400	11,703

USB Realty Corp.
1.388% (US0003M + 1.147%) due 01/15/2022 ~(e)		$6,567	5,106

Virgin Money UK PLC
5.125% due 12/11/2030 •	GBP	3,600	5,460
7.875% due 12/14/2028 •		1,750	2,761
9.250% due 06/08/2024 •(e)(f)		6,300	9,879

			804,890

INDUSTRIALS 2.6%

AA Bond Co. Ltd.
6.500% due 01/31/2026		1,900	2,709

Abertis Infraestructuras Finance BV
2.625% due 01/26/2027 •(e)	EUR	4,700	5,430

Atlantia SpA
1.875% due 02/12/2028		3,800	4,510

CGG S.A.
8.750% due 04/01/2027 (a)		$3,200	3,233

Enbridge, Inc.
5.500% due 07/15/2077 •		7,000	7,138
6.250% due 03/01/2078 •		2,000	2,097

Fairstone Financial, Inc.
7.875% due 07/15/2024		1,050	1,106

IM Group S.A.S.
6.625% due 03/01/2025	EUR	500	585

John Lewis PLC
4.250% due 12/18/2034	GBP	200	278
6.125% due 01/21/2025		200	310

Rolls-Royce PLC
4.625% due 02/16/2026	EUR	1,000	1,267

South Jersey Industries, Inc.
3.700% due 04/15/2031		$10,000	10,116

Volkswagen International Finance NV
3.875% due 06/17/2029 •(e)	EUR	7,900	10,145

			48,924

UTILITIES 1.4%

CMS Energy Corp.
3.750% due 12/01/2050 •		$2,000	1,983
4.750% due 06/01/2050 •		6,000	6,495

Transcanada Trust
5.500% due 09/15/2079 •		5,000	5,362

Vodafone Group PLC
7.000% due 04/04/2079 •		10,400	12,554

			26,394

Total Corporate Bonds & Notes (Cost $826,512)			880,208

		SHARES
COMMON STOCKS 2.0%

FINANCIALS 2.0%

Bank of America Corp.		430,700	16,664

Goldman Sachs Group, Inc.		32,300	10,562

Wells Fargo & Co.		285,600	11,158

Total Common Stocks (Cost $34,047)			38,384

144	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

March 31, 2021

	SHARES	MARKET VALUE (000S)
PREFERRED SECURITIES 43.8%

BANKING & FINANCE 39.9%

Abanca Corp. Bancaria S.A.
6.000% due 01/20/2026 •(e)	2,400,000	$2,872
7.500% due 10/02/2023 •(e)	1,400,000	1,734

Banco Bilbao Vizcaya Argentaria S.A.
6.000% due 01/15/2026 •(e)	10,200,000	13,434
6.500% due 03/05/2025 •(e)(f)	5,200,000	5,631

Banco Santander S.A.
4.375% due 01/14/2026 •(e)(f)	3,600,000	4,346

Bank of America Corp.
4.300% due 01/28/2025 •(e)	2,000,000	2,010
5.125% due 06/20/2024 •(e)	11,300,000	12,013
5.875% due 03/15/2028 •(e)	40,610,000	44,343

Bank of New York Mellon Corp.
4.700% due 09/20/2025 •(e)	13,000,000	14,117

Bankinter S.A.
6.250% due 01/17/2026 •(e)	3,200,000	4,175

Brighthouse Holdings LLC
6.500% due 07/27/2037 þ(e)	2,000,000	1,866

CaixaBank S.A.
5.250% due 03/23/2026 •(e)	14,000,000	17,350
5.875% due 10/09/2027 •(e)(f)	6,600,000	8,746
6.750% due 06/13/2024 •(e)(f)	7,000,000	9,109

Charles Schwab Corp.
4.000% due 06/01/2026 •(e)	15,000,000	15,259
4.000% due 12/01/2030 •(e)	25,000,000	24,606
5.000% due 12/01/2027 •(e)	11,875,000	12,314
5.375% due 06/01/2025 •(e)	16,000,000	17,715

Citigroup, Inc.
4.000% due 12/10/2025 •(e)	15,700,000	15,892
4.700% due 01/30/2025 •(e)	15,000,000	15,133
5.000% due 09/12/2024 •(e)	100,000	103
5.900% due 02/15/2023 •(e)	5,000,000	5,298
5.950% due 05/15/2025 •(e)	13,500,000	14,580
6.300% due 05/15/2024 •(e)	27,554,000	29,340

Citizens Financial Group, Inc.
5.650% due 10/06/2025 •(e)	10,000,000	11,071
6.375% due 04/06/2024 •(e)	8,400,000	8,873

CoBank ACB
6.250% (US0003M + 4.557%) due 10/01/2022 ~(e)	2,000	211

Deutsche Bank Capital Finance Trust
1.750% due 06/27/2021 •(e)	260,000	302

Discover Financial Services
5.500% due 10/30/2027 •(e)	9,000,000	9,374
6.125% due 06/23/2025 •(e)	5,000,000	5,569

Farm Credit Bank of Texas
6.200% due 06/15/2028 •(e)	7,000,000	7,586

Goldman Sachs Group, Inc.
4.400% due 02/10/2025 •(e)	13,500,000	13,939
4.950% due 02/10/2025 •(e)	13,600,000	14,420
5.000% due 11/10/2022 •(e)	31,900,000	31,756

	SHARES	MARKET VALUE (000S)

HSBC Bank Capital Funding Sterling LP
5.844% due 11/05/2031 •(e)(i)	3,913,000	$7,599

JPMorgan Chase & Co.
3.682% (US0003M + 3.470%) due 04/30/2021 ~(e)	7,815,000	7,819
4.000% due 04/01/2025 •(e)	6,200,000	6,143
4.600% due 02/01/2025 •(e)	37,000,000	37,462
5.000% due 08/01/2024 •(e)	2,500,000	2,586
6.100% due 10/01/2024 •(e)	16,400,000	17,693

Morgan Stanley
4.875% due 01/15/2025 (e)	280,000	7,353
5.300% due 12/15/2025 •(e)	12,500,000	12,875
5.850% (US0003M + 3.491%) due 04/15/2027 ~(e)	361,506	10,296
5.875% due 09/15/2026 •(e)	7,600,000	8,569

Nationwide Building Society
10.250% ~(e)	73,204	18,662

Regions Financial Corp.
5.750% due 06/15/2025 •(e)	5,000,000	5,519

Stichting AK Rabobank Certificaten
6.500% due 12/29/2049 (e)	31,639,725	48,172

SVB Financial Group
4.100% due 02/15/2031 •(e)	28,200,000	28,288
5.250% due 02/15/2025 (e)	280,000	7,333

Truist Financial Corp.
4.950% due 09/01/2025 •(e)	10,000,000	10,863
5.050% due 12/15/2024 •(e)	11,400,000	11,585
5.100% due 03/01/2030 •(e)	15,000,000	16,392

U.S. Bancorp
5.300% due 04/15/2027 •(e)	5,850,000	6,431

Wells Fargo & Co.
3.900% due 03/15/2026 •(e)	40,000,000	40,421
4.750% due 03/15/2025 (e)	400,000	10,212
5.900% due 06/15/2024 •(e)	38,032,000	40,556

		757,916

INDUSTRIALS 1.1%

Energy Transfer Operating LP
6.750% due 05/15/2025 •(e)	3,000,000	2,876
7.125% due 05/15/2030 •(e)	7,000,000	6,838

General Electric Co.
3.514% (US0003M + 3.330%) due 06/15/2021 ~(e)	12,795,000	12,107

		21,821

UTILITIES 2.8%

AT&T Mobility LLC
7.000% due 10/20/2022 «(e)(g)	588,030	15,677

AT&T, Inc.
2.875% due 03/02/2025 •(e)	6,700,000	7,858

CenterPoint Energy, Inc.
6.125% due 09/01/2023 •(e)	8,900,000	9,327

	SHARES	MARKET VALUE (000S)

Duke Energy Corp.
4.875% due 09/16/2024 •(e)	2,000,000	$2,118

Sempra Energy
4.875% due 10/15/2025 •(e)	16,200,000	17,375

		52,355

Total Preferred Securities (Cost $793,153)		832,092

SHORT-TERM INSTRUMENTS 4.3%

REPURCHASE AGREEMENTS (h) 4.1%
		78,225

	PRINCIPAL AMOUNT (000S)
U.S. TREASURY BILLS 0.2%
0.025% due 04/29/2021 (b)(c)(l)	$3,374	3,374

U.S. TREASURY CASH MANAGEMENT BILLS 0.0%
0.011% due 07/06/2021 (c)(d)(l)	281	281

Total Short-Term Instruments (Cost $81,880)		81,880

Total Investments in Securities (Cost $1,735,592)		1,832,564

	SHARES
INVESTMENTS IN AFFILIATES 4.1%

SHORT-TERM INSTRUMENTS 4.1%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 4.1%

PIMCO Short-Term Floating NAV Portfolio III	7,938,853	78,277

Total Short-Term Instruments (Cost $78,268)		78,277

Total Investments in Affiliates (Cost $78,268)		78,277

Total Investments 100.6% (Cost $1,813,860)		$1,910,841

Financial Derivative Instruments (j)(k) 0.9% (Cost or Premiums, net $1,296)		17,387

Other Assets and Liabilities, net (1.5)%		(28,886)

Net Assets 100.0%		$1,899,342

NOTES TO CONSOLIDATED SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
«	Security valued using significant unobservable inputs (Level 3).
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
(a)	When-issued security.
(b)	Coupon represents a weighted average yield to maturity.
(c)	Zero coupon security.
(d)	Coupon represents a yield to maturity.
(e)	Perpetual maturity; date shown, if applicable, represents next contractual call date.
(f)	Contingent convertible security.

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2021	145

Consolidated Schedule of Investments	PIMCO Preferred and Capital Securities Fund	(Cont.)

(g)  RESTRICTED SECURITIES:

Issuer Description	Coupon	Maturity Date	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
AT&T Mobility LLC	7.000%	10/20/2022	09/24/2020	$ 15,785	$15,677	0.83%

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(h)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received
FICC	0.000%	03/31/2021	04/01/2021	$78,225	U.S. Treasury Notes 0.500% - 2.625% due 02/28/2023 - 03/15/2023	$(79,790)	$78,225	$78,225

Total Repurchase Agreements						$(79,790)	$78,225	$78,225

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate(1)	Settlement Date	Maturity Date		Amount Borrowed(1)		Payable for Reverse Repurchase Agreements
DBL	(0.280)%	11/24/2020	TBD	(2)	EUR	(4,694)	$(5,499)
	(0.230)	11/24/2020	TBD	(2)		(8,750)	(10,253)
	(0.220)	11/24/2020	TBD	(2)		(3,811)	(4,465)
	(0.200)	11/24/2020	TBD	(2)		(10,186)	(11,937)
	0.350	03/08/2021	TBD	(2)	GBP	(5,318)	(7,333)

Total Reverse Repurchase Agreements							$(39,487)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of March 31, 2021:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(3)
Global/Master Repurchase Agreement
DBL	$0	$(39,487)	$0	$(39,487)	$41,305	$1,818
FICC	78,225	0	0	78,225	(79,790)	(1,565)

Total Borrowings and Other Financing Transactions	$78,225	$(39,487)	$0

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
Corporate Bonds & Notes	$0	$0	$0	$(32,154)	$(32,154)
Preferred Securities	0	0	0	(7,333)	(7,333)

Total Borrowings	$0	$0	$0	$(39,487)	$(39,487)

Payable for reverse repurchase agreements					$(39,487)

(i)	Securities with an aggregate market value of $41,850 have been pledged as collateral under the terms of the above master agreements as of March 31, 2021.

(1)

The average amount of borrowings outstanding during the period ended March 31, 2021 was $(48,858) at a weighted average interest rate of 0.328%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(2)	Open maturity reverse repurchase agreement.
(3)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

146	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

March 31, 2021

(j)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
Euro-Bobl June Futures	06/2021	77	$12,197	$9	$10	$0
U.S. Treasury 2-Year Note June Futures	06/2021	294	64,894	7	0	(14)
U.S. Treasury 5-Year Note June Futures	06/2021	841	103,778	(309)	0	(138)
U.S. Treasury Ultra Long-Term Bond June Futures	06/2021	194	35,156	(1,649)	0	(227)
United Kingdom Long Gilt June Futures	06/2021	14	2,463	(28)	0	(10)

				$(1,970)	$10	$(389)

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
Euro-Bund 10-Year Bond June Futures	06/2021	238	$(47,805)	$50	$173	$(78)
Euro-Buxl 30-Year Bond June Futures	06/2021	87	(21,021)	(7)	123	(88)
U.S. Treasury 10-Year Note June Futures	06/2021	1,009	(132,116)	3,193	252	0

				$3,236	$548	$(166)

Total Futures Contracts				$1,266	$558	$(555)

SWAP AGREEMENTS:

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Pay(1)	1-Day GBP-SONIO Compounded-OIS	0.000%	Annual	06/16/2023	GBP	100,900	$(338)	$(53)	$(391)	$0	$(22)
Pay(1)	1-Day GBP-SONIO Compounded-OIS	0.000	Annual	06/16/2026		30,200	(847)	(159)	(1,006)	0	(80)
Receive(1)	1-Day GBP-SONIO Compounded-OIS	0.250	Annual	06/16/2031		17,600	671	664	1,335	94	0
Receive(1)	1-Day GBP-SONIO Compounded-OIS	0.500	Annual	06/16/2051		18,400	883	2,191	3,074	241	0
Receive(1)	3-Month USD-LIBOR	0.750	Semi-Annual	06/16/2031		$8,600	657	229	886	12	0
Receive(1)	6-Month EUR-EURIBOR	0.500	Annual	06/16/2026	EUR	5,100	7	54	61	5	0
Receive(1)	6-Month EUR-EURIBOR	0.000	Annual	06/16/2051		8,200	298	1,042	1,340	11	0
Receive(1)	6-Month EUR-EURIBOR	0.500	Annual	09/15/2051		1,400	(35)	30	(5)	2	0

Total Swap Agreements							$1,296	$3,998	$5,294	$365	$(102)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of March 31, 2021:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$558	$365	$923	$0	$(555)	$(102)	$(657)

Cash of $11,232 has been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2021.

(1)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2021	147

Consolidated Schedule of Investments	PIMCO Preferred and Capital Securities Fund	(Cont.)

(k)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BOA	04/2021	EUR	54,729		$64,282	$100	$0
	04/2021	GBP	61,091		86,490	2,269	0
	05/2021		$64,318	EUR	54,729	0	(101)

BPS	04/2021	GBP	2,775		$3,855	30	0
	04/2021		$28,889	EUR	24,242	0	(459)
	04/2021		1,036	GBP	744	0	(11)

BRC	04/2021		750	EUR	622	0	(21)

CBK	04/2021	AUD	316		$245	5	0

HUS	04/2021	EUR	1,960		2,364	66	0
	04/2021	GBP	2,236		3,118	36	0
	04/2021		$34,241	EUR	28,609	0	(690)
	04/2021		7,578	GBP	5,457	0	(54)

SCX	04/2021	EUR	301,342		$366,068	12,684	0
	04/2021		$82,410	GBP	59,901	171	0
	05/2021	EUR	304,093		$357,605	787	0
	05/2021	GBP	59,901		82,418	0	(170)

TOR	04/2021	EUR	58,307		70,831	2,454	0
	05/2021		55,556		65,333	144	0

UAG	04/2021		$3,890	EUR	3,216	0	(119)

Total Forward Foreign Currency Contracts						$18,746	$(1,625)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of March 31, 2021:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(1)
BOA	$2,369	$0	$0	$2,369	$(101)	$0	$0	$(101)	$2,268	$(2,560)	$(292)
BPS	30	0	0	30	(470)	0	0	(470)	(440)	0	(440)
BRC	0	0	0	0	(21)	0	0	(21)	(21)	0	(21)
CBK	5	0	0	5	0	0	0	0	5	0	5
HUS	102	0	0	102	(744)	0	0	(744)	(642)	602	(40)
SCX	13,642	0	0	13,642	(170)	0	0	(170)	13,472	(12,590)	882
TOR	2,598	0	0	2,598	0	0	0	0	2,598	(2,430)	168
UAG	0	0	0	0	(119)	0	0	(119)	(119)	0	(119)

Total Over the Counter	$18,746	$0	$0	$18,746	$(1,625)	$0	$0	$(1,625)

(l)

Securities with an aggregate market value of $602 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of March 31, 2021.

(1)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC derivatives can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

148	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

March 31, 2021

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Consolidated Statement of Assets and Liabilities as of March 31, 2021:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$558	$558
Swap Agreements	0	0	0	0	365	365

	$0	$0	$0	$0	$923	$923

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$18,746	$0	$18,746

	$0	$0	$0	$18,746	$923	$19,669

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$555	$555
Swap Agreements	0	0	0	0	102	102

	$0	$0	$0	$0	$657	$657

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$1,625	$0	$1,625

	$0	$0	$0	$1,625	$657	$2,282

The effect of Financial Derivative Instruments on the Consolidated Statement of Operations for the year ended March 31, 2021:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$(6,608)	$(6,608)
Swap Agreements	0	0	0	0	265	265

	$0	$0	$0	$0	$(6,343)	$(6,343)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(40,992)	$0	$(40,992)
Swap Agreements	0	(249)	0	0	0	(249)

	$0	$(249)	$0	$(40,992)	$0	$(41,241)

	$0	$(249)	$0	$(40,992)	$(6,343)	$(47,584)

Net Change in Unrealized Appreciation on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$635	$635
Swap Agreements	0	0	0	0	4,254	4,254

	$0	$0	$0	$0	$4,889	$4,889

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$14,202	$0	$14,202
Swap Agreements	0	487	0	0	0	487

	$0	$487	$0	$14,202	$0	$14,689

	$0	$487	$0	$14,202	$4,889	$19,578

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2021	149

Consolidated Schedule of Investments	PIMCO Preferred and Capital Securities Fund	(Cont.)	March 31, 2021

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2021 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2021
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$0	$804,890	$0	$804,890
Industrials	0	48,924	0	48,924
Utilities	0	26,394	0	26,394
Common Stocks
Financials	38,384	0	0	38,384
Preferred Securities
Banking & Finance	35,194	722,722	0	757,916
Industrials	0	21,821	0	21,821
Utilities	0	36,678	15,677	52,355
Short-Term Instruments
Repurchase Agreements	0	78,225	0	78,225
U.S. Treasury Bills	0	3,374	0	3,374
U.S. Treasury Cash Management Bills	0	281	0	281

	$73,578	$1,743,309	$15,677	$1,832,564

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$78,277	$0	$0	$78,277

Total Investments	$151,855	$1,743,309	$15,677	$1,910,841

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2021
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	$558	$365	$0	$923
Over the counter	0	18,746	0	18,746

	$558	$19,111	$0	$19,669

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(555)	(102)	0	(657)
Over the counter	0	(1,625)	0	(1,625)

	$(555)	$(1,727)	$0	$(2,282)

Total Financial Derivative Instruments	$3	$17,384	$0	$17,387

Totals	$151,858	$1,760,693	$15,677	$1,928,228

There were no significant transfers into or out of Level 3 during the period ended March 31, 2021.

150	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

Notes to Financial Statements	March 31, 2021

1. ORGANIZATION

PIMCO Funds (the “Trust”) is a Massachusetts business trust established under a Declaration of Trust dated February 19, 1987, as amended and restated November 4, 2014. The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. Information presented in these financial statements pertains to the Institutional Class, I-2, I-3, Administrative Class, Class A, Class C and Class C-2 shares of the funds (each a “Fund” and collectively, the “Funds”) indicated on the cover of this report. Pacific Investment Management Company LLC (“PIMCO”) serves as the investment adviser (the “Adviser”) for the Funds.

On November 18, 2020, the Board of Trustees approved a reduction in the holding period of an automatic conversion of the Funds’ Class C and Class C-2 shares into Class A shares of the same Fund from ten years to eight years. The reduction in the holding period became effective on January 18, 2021, with the first conversion taking place on or about February 10, 2021 and subsequent conversions occurring monthly thereafter. Certain financial intermediaries may have different policies and procedures regarding the conversion of Class C and Class C-2 shares to Class A shares, as described in Appendix B to the applicable Fund’s prospectus (Financial Firm-Specific Sales Charge Waivers and Discounts).

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). Each Fund is treated as an investment company under the reporting requirements of U.S. GAAP. The functional and reporting currency for the Funds is the U.S. dollar. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled beyond a standard settlement period for the security after the trade date. Realized gains (losses) from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as a Fund is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date, with the exception of securities with a forward starting effective date, where interest income is recorded on the accrual basis from effective date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation (depreciation) on investments on the Statements of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain (loss) on investments on the Statements of Operations. Paydown gains (losses) on mortgage-related and other asset-backed securities, if any, are recorded as components of interest income on the Statements of Operations. Income or short-term capital gain distributions received from registered investment companies, if any, are recorded as dividend income. Long-term capital gain distributions received from registered investment companies, if any, are recorded as realized gains.

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is probable.

(b) Foreign Currency Translation  The market values of foreign securities, currency holdings and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies, if any, are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Funds do not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized gain (loss) and net change in unrealized appreciation (depreciation) from investments on the Statements of Operations. The Funds may invest in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract. Realized foreign exchange gains (losses) arising from sales of spot foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain (loss) on foreign currency transactions on

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Notes to Financial Statements	(Cont.)

the Statements of Operations. Net unrealized foreign exchange gains (losses) arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period are included in net change in unrealized appreciation (depreciation) on foreign currency assets and liabilities on the Statements of Operations.

(c) Multi-Class Operations  Each class offered by the Trust has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains (losses) are allocated daily based on the relative net assets of each class of the respective Fund. Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees. Under certain circumstances, the per share net asset value (“NAV”) of a class of the respective Fund’s shares may be different from the per share NAV of another class of shares as a result of the different daily expense accruals applicable to each class of shares.

(d) Distributions to Shareholders  The following table shows the anticipated frequency of distributions from net investment income, if any, for each Fund.

Distribution Frequency

Fund Name	Declared	Distributed

PIMCO Diversified Income Fund	Daily	Monthly

PIMCO ESG Income Fund	Daily	Monthly

PIMCO High Yield Spectrum Fund	Daily	Monthly

PIMCO Long-Term Credit Bond Fund	Daily	Monthly

PIMCO Low Duration Credit Fund	Daily	Monthly

PIMCO Low Duration Income Fund	Daily	Monthly

PIMCO Credit Opportunities Bond Fund	Quarterly	Quarterly

PIMCO Preferred and Capital Securities Fund	Quarterly	Quarterly

Net realized capital gains earned by each Fund, if any, will be distributed no less frequently than once each year.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. As a result, income distributions and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on each Fund’s annual financial statements presented under U.S. GAAP.

Separately, if a Fund determines or estimates, as applicable, that a portion of a distribution may be comprised of amounts from sources other than net investment income in accordance with its policies, accounting records (if applicable), and accounting practices, the Fund will notify shareholders of the estimated composition of such distribution through a Section 19 Notice. For these purposes, a Fund determines or estimates, as applicable, the source or sources from which a distribution is paid, to the close of the period as of which it is paid, in reference to its internal accounting records and related accounting practices. If, based on such accounting records and practices, it is determined or estimated, as applicable, that a particular distribution does not include capital gains or paid-in surplus or other capital sources, a Section 19 Notice generally would not be issued. It is important to note that differences exist between a Fund’s daily internal accounting records and practices, a Fund’s financial statements presented in accordance with U.S. GAAP, and recordkeeping practices under income tax regulations. For instance, a Fund’s internal accounting records and practices may take into account, among other factors, tax-related characteristics of certain sources of distributions that differ from treatment under U.S. GAAP. Examples of such differences may include but are not limited to, for certain Funds, the treatment of periodic payments under interest rate swap contracts. Accordingly, among other consequences, it is possible that a Fund may not issue a Section 19 Notice in situations where the Fund’s financial statements prepared later and in accordance with U.S. GAAP and/or the final tax character of those distributions might later report that the sources of those distributions included capital gains and/or a return of capital. Please visit www.pimco.com for the most recent Section 19 Notice, if applicable, for additional information regarding the estimated composition of distributions. Final determination of a distribution’s tax character will be provided to shareholders when such information is available.

Distributions classified as a tax basis return of capital at a Fund’s fiscal year end, if any, are reflected on the Statements of Changes in Net Assets and have been recorded to paid in capital on the Statements of Assets and Liabilities. In addition, other amounts have been reclassified between distributable earnings (accumulated loss) and paid in capital on the Statements of Assets and Liabilities to more appropriately conform U.S. GAAP to tax characterizations of distributions.

(e) New Accounting Pronouncements and Regulatory Updates  In March 2020, the Financial Accounting Standards Board issued an Accounting Standards Update (“ASU”), ASU 2020-04, which provides optional guidance to ease the potential accounting burden associated with transitioning away from the London Interbank Offered Rate and other reference rates that are expected to be discontinued. The ASU is effective immediately upon release of the update on March 12, 2020

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through December 31, 2022. At this time, management is evaluating implications of these changes on the financial statements.

In October 2020, the U.S. Securities and Exchange Commission (“SEC”) adopted a rule related to the use of derivatives, short sales, reverse repurchase agreements and certain other transactions by registered investment companies that rescinds and withdraws the guidance of the SEC and its staff regarding asset segregation and cover transactions. Subject to certain exceptions, the rule requires funds to trade derivatives and other transactions that create future payment or delivery obligations (except reverse repurchase agreements and similar financing transactions) subject to a value-at-risk leverage limit, certain derivatives risk management program and reporting requirements. The rule went into effect on February 19, 2021 and funds will have an eighteen-month transition period to comply with the rule and related reporting requirements. At this time, management is evaluating the implications of these changes on the financial statements.

In October 2020, the SEC adopted a rule regarding the ability of a fund to invest in other funds. The rule allows a fund to acquire shares of another fund in excess of certain limitations currently imposed by the Act without obtaining individual exemptive relief from the SEC, subject to certain conditions. The rule also included the rescission of certain exemptive relief from the SEC and guidance from the SEC staff for funds to invest in other funds. The rule went into effect on January 19, 2021 and funds will have a one-year transition period to comply with the rule and related reporting requirements. At this time, management is evaluating the implications of these changes on the financial statements.

In December 2020, the SEC adopted a rule addressing fair valuation of fund investments. The new rule sets forth requirements for good faith determinations of fair value as well as for the performance of fair value determinations, including related oversight and reporting obligations. The new rule also defines “readily available market quotations” for purposes of the definition of “value” under the Act, and the SEC noted that this definition would apply in all contexts under the Act. The effective date for the rule was March 8, 2021. The SEC adopted an eighteen-month transition period beginning from the effective date for both the new rule and the associated new recordkeeping requirements. At this time, management is evaluating the implications of these changes on the financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The price of a Fund’s shares is based on the Fund’s NAV. The NAV of a Fund, or each of its share classes, as applicable, is determined by dividing the total value of portfolio investments and other assets, less any liabilities attributable to that Fund or class, by the total number of shares outstanding of that Fund or class.

On each day that the New York Stock Exchange (“NYSE”) is open, Fund shares are ordinarily valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (“NYSE Close”). Information that becomes known to the Funds or their agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. If regular trading on the NYSE closes earlier than scheduled, each Fund reserves the right to either (i) calculate its NAV as of the earlier closing time or (ii) calculate its NAV as of the normally scheduled close of regular trading on the NYSE for that day. Each Fund generally does not calculate their NAV on days during which the NYSE is closed. However, if the NYSE is closed on a day it would normally be open for business, each Fund reserves the right to calculate their NAV as of the normally scheduled close of regular trading on the NYSE for that day or such other time that the Fund may determine.

For purposes of calculating NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from established market makers or prices (including evaluated prices) supplied by the Funds’ approved pricing services, quotation reporting systems and other third-party sources (together, “Pricing Services”). The Funds will normally use pricing data for domestic equity securities received shortly after the NYSE Close and do not normally take into account trading, clearances or settlements that take place after the NYSE Close. If market value pricing is used, a foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by the Adviser to be the primary exchange. A foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange. Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from Pricing Services may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures

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Notes to Financial Statements	(Cont.)

are valued at the settlement price determined by the relevant exchange. Swap agreements are valued on the basis of bid quotes obtained from brokers and dealers or market-based prices supplied by Pricing Services. A Fund’s investments in open-end management investment companies, other than exchange-traded funds (“ETFs”), are valued at the NAVs of such investments. Open-end management investment companies may include affiliated funds.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value based on procedures established and approved by the Board of Trustees of the Trust (the “Board”). Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, a Fund may determine the fair value of investments based on information provided by Pricing Services and other third-party vendors, which may recommend fair value or adjustments with reference to other securities, indices or assets. In considering whether fair valuation is required and in determining fair values, a Fund may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the NYSE Close. A Fund may utilize modeling tools provided by third-party vendors to determine fair values of foreign (non-U.S.) securities. For these purposes, any movement in the applicable reference index or instrument (“zero trigger”) between the earlier close of the applicable foreign market and the NYSE Close may be deemed to be a significant event, prompting the application of the pricing model (effectively resulting in daily fair valuations). Foreign exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Trust is not open for business, which may result in a Fund’s portfolio investments being affected when shareholders are unable to buy or sell shares.

Senior secured floating rate loans for which an active secondary market exists to a reliable degree are valued at the mean of the last available bid/ask prices in the market for such loans, as provided by a Pricing Service. Senior secured floating rate loans for which an active secondary market does not exist to a reliable degree are valued at fair value, which is intended to approximate market value. In valuing a senior secured floating rate loan at fair value, the factors considered may include, but are not limited to, the following: (a) the creditworthiness of the borrower and any intermediate participants, (b) the terms of the loan, (c) recent prices in the market for similar loans, if any, and (d) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing

Services. As a result, the value of such investments and, in turn, the NAV of a Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Trust is not open for business. As a result, to the extent that a Fund holds foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Fund’s next calculated NAV.

Investments for which market quotes or market based valuations are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction. The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to the Adviser the responsibility for applying the fair valuation methods. In the event that market quotes or market based valuations are not readily available, and the security or asset cannot be valued pursuant to a Board approved valuation method, the value of the security or asset will be determined in good faith by the Board. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, indicative market quotations (“Broker Quotes”), Pricing Services’ prices), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of a Fund’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated, to the Adviser, the responsibility for monitoring significant events that may materially affect the values of a Fund’s securities or assets and for determining whether the value of the applicable securities or assets should be reevaluated in light of such significant events.

When a Fund uses fair valuation to determine the value of a portfolio security or other asset for purposes of calculating its NAV, such investments will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board or persons acting at their direction believe reflects fair value. Fair valuation may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of a Fund’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Board or persons acting at their direction would accurately reflect the price that a Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance,

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in a forced or distressed sale). The prices used by a Fund may differ from the value that would be realized if the securities were sold. The Funds’ use of fair valuation may also help to deter “stale price arbitrage” as discussed under the “Abusive Trading Practices” section in each Fund’s prospectus.

(b) Fair Value Hierarchy  U.S. GAAP describes fair value as the price that a Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

∎	Level 1 — Quoted prices in active markets or exchanges for identical assets and liabilities.

∎

Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

∎

Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

Assets or liabilities categorized as Level 2 or 3 as of period end have been transferred between Levels 2 and 3 since the prior period due to changes in the method utilized in valuing the investments. Transfers from Level 2 to Level 3 are a result of a change, in the normal course of business, from the use of methods used by Pricing Services (Level 2) to the use of a Broker Quote or valuation technique which utilizes significant unobservable inputs due to an absence of current or reliable market-based data (Level 3). Transfers from Level 3 to Level 2 are a result of the availability of current and reliable market-based data provided by Pricing Services or other valuation techniques which utilize significant observable inputs. In accordance with the requirements of U.S. GAAP, the amounts of transfers into and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for each respective Fund.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers into and out of the Level 3 category during the period. The end of period value is used for the transfers between Levels of a Fund’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for each respective Fund.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1 and Level 2 trading assets and trading liabilities, at fair value  The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The Pricing Services’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

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Notes to Financial Statements	(Cont.)

Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using Pricing Services that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment companies (other than ETFs) will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted.

Equity exchange-traded options and over the counter financial derivative instruments, such as forward foreign currency contracts and options contracts derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established market makers or Pricing Services (normally determined as of the NYSE Close). Depending on the product and the terms of the transaction, financial derivative instruments can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps and over the counter swaps derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. They are valued using a broker-dealer bid quotation or on market-based prices provided by Pricing Services (normally determined as of the NYSE Close). Centrally cleared swaps and over the counter swaps can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models may use inputs that are observed from actively quoted markets such as the overnight index swap rate, London Interbank Offered Rate forward rate, interest rates, yield curves and credit spreads. These securities are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair value  When a fair valuation method is applied by the Adviser that uses significant unobservable inputs, investments will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy. The valuation techniques and significant inputs used in determining the fair values of portfolio assets and liabilities categorized as Level 3 of the fair value hierarchy are as follows:

Proxy pricing procedures set the base price of a fixed income security and subsequently adjust the price proportionally to market value changes of a pre-determined security deemed to be comparable in duration, generally a U.S. Treasury or sovereign note based on country of issuance. The base price may be a broker-dealer quote, transaction price, or an internal value as derived by analysis of market data. The base price of the security may be reset on a periodic basis based on the availability of market data and procedures approved by the Valuation Oversight Committee. Significant changes in the unobservable inputs of the proxy pricing process (the base price) would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

If third-party evaluated vendor pricing is not available or not deemed to be indicative of fair value, the Adviser may elect to obtain indicative market quotations directly from the broker-dealer or passed-through Broker Quotes from a third-party vendor. In the event that fair value is based upon a single sourced Broker Quote, these securities are categorized as Level 3 of the fair value hierarchy. Broker Quotes are typically received from established market participants. Although independently received, the Adviser does not have the transparency to view the underlying inputs which support the market quotation. Significant changes in the Broker Quote would have direct and proportional changes in the fair value of the security.

Discounted cash flow valuation uses an internal analysis based on the Adviser’s expectation of future income and expenses, capital structure, exit multiples of a security, and other unobservable inputs which may include contractual and factual loan factors, estimated future payments and credit rating. Significant changes in the unobservable inputs of the models would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

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Market comparable valuation estimates fair value by applying a valuation multiple to a key performance metric of the company, which may include unobservable inputs such as earnings before interest, taxes, depreciation and amortization ("EBITDA"), the Adviser’s assumptions regarding comparable companies and non-public statements from the underlying company. Significant changes in the unobservable inputs would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

Reference instrument valuation estimates fair value by utilizing the correlation of the security to one or more broad-based securities, market indices, and/or other financial instruments, whose pricing information is readily available. Unobservable inputs may include those used in algorithms based on percentage change in the reference instruments and/or weights of each reference instrument. Significant changes in the unobservable inputs would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

Expected recovery valuation estimates that the fair value of an existing asset can be recovered, net of any liability. Significant changes in the unobservable inputs would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

Securities may be valued based on purchase prices of privately negotiated transactions. Significant changes in the unobservable inputs would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

Short-term debt instruments (such as commercial paper) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost value of such short-term debt instruments is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. These securities are categorized as Level 2 or Level 3 of the fair value hierarchy depending on the source of the base price.

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Affiliates

Each Fund may invest in the PIMCO Short Asset Portfolio and the PIMCO Short-Term Floating NAV Portfolio III (“Central Funds”) to the extent permitted by the Act and rules thereunder. The Central Funds are registered investment companies created for use solely by the series of the Trust and other series of registered investment companies advised by the Adviser, in connection with their cash management activities. The main investments of the Central Funds are money market and short maturity fixed income instruments. The Central Funds may incur expenses related to their investment activities, but do not pay Investment Advisory Fees or Supervisory and Administrative Fees to the Adviser. The Central Funds are considered to be affiliated with the Funds. A complete schedule of portfolio holdings for each affiliate fund is filed with the SEC for the first and third quarters of each fiscal year on Form N-PORT and is available at the SEC’s website at www.sec.gov. A copy of each affiliate fund’s shareholder report is also available at the SEC’s website at www.sec.gov, on the Funds’ website at www.pimco.com, or upon request, as applicable. The tables below show the Funds’ transactions in and earnings from investments in the affiliated Funds for the period ended March 31, 2021 (amounts in thousands†):

Investment in PIMCO Short Asset Portfolio

Fund Name	Market Value 03/31/2020	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 03/31/2021	Dividend Income(1)	Realized Net Capital Gain Distributions(1)

PIMCO Diversified Income Fund	$30,618	$402	$(1)	$0	$1,027	$32,046	$402	$0

Investments in PIMCO Short-Term Floating NAV Portfolio III

Fund Name	Market Value 03/31/2020	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 03/31/2021	Dividend Income(1)	Realized Net Capital Gain Distributions(1)

PIMCO Credit Opportunities Bond Fund	$42,171	$297,186	$(252,100)	$(77)	$347	$87,527	$286	$0

PIMCO Diversified Income Fund	1,332	1,475,725	(1,016,100)	17	(38)	460,936	324	0

PIMCO High Yield Spectrum Fund	23,442	286,822	(271,101)	49	54	39,266	122	0

PIMCO Long-Term Credit Bond Fund	22,239	1,922,875	(1,889,700)	357	(26)	55,745	145	0

PIMCO Low Duration Credit Fund	41,898	689,540	(706,800)	301	34	24,973	141	0

PIMCO Low Duration Income Fund	27,158	1,312,017	(1,304,700)	(8)	(1)	34,466	37	0

PIMCO Preferred and Capital Securities Fund	52	1,266,122	(1,188,000)	94	9	78,277	322	0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)

The tax characterization of distributions is determined in accordance with Federal income tax regulations and may contain a return of capital. The actual tax characterization of distributions received is determined at the end of the fiscal year of the affiliated fund. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

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Notes to Financial Statements	(Cont.)

(b) Investments in Securities

The Funds may utilize the investments and strategies described below to the extent permitted by each Fund’s respective investment policies.

Bank Obligations  in which a Fund may invest include certificates of deposit, bankers’ acceptances, and fixed time deposits. Certificates of deposit are negotiable certificates issued against Funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers’ acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Fixed time deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties which vary depending upon market conditions and the remaining maturity of the obligation.

Delayed-Delivery Transactions  involve a commitment by a Fund to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery transactions are outstanding, a Fund will designate or receive as collateral liquid assets in an amount sufficient to meet the purchase price or respective obligations. When purchasing a security on a delayed-delivery basis, a Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its NAV. A Fund may dispose of or renegotiate a delayed-delivery transaction after it is entered into, which may result in a realized gain (loss). When a Fund has sold a security on a delayed-delivery basis, the Fund does not participate in future gains (losses) with respect to the security.

Inflation-Indexed Bonds  are fixed income securities whose principal value is periodically adjusted by the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statements of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury Inflation-Protected Securities. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Loans and Other Indebtedness, Loan Participations and Assignments  are direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate,

governmental, or other borrowers. A Fund’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties or investments in or originations of loans by the Fund or Funds. A loan is often administered by a bank or other financial institution (the “agent”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. A Fund may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. When a Fund purchases assignments from agents it acquires direct rights against the borrowers of the loans. These loans may include participations in bridge loans, which are loans taken out by borrowers for a short period (typically less than one year) pending arrangement of more permanent financing through, for example, the issuance of bonds, frequently high yield bonds issued for the purpose of acquisitions.

The types of loans and related investments in which the Funds may invest include, among others, senior loans, subordinated loans (including second lien loans, B-Notes and mezzanine loans), whole loans, commercial real estate and other commercial loans and structured loans. The Funds may originate loans or acquire direct interests in loans through primary loan distributions and/or in private transactions. In the case of subordinated loans, there may be significant indebtedness ranking ahead of the borrower’s obligation to the holder of such a loan, including in the event of the borrower’s insolvency. Mezzanine loans are typically secured by a pledge of an equity interest in the mortgage borrower that owns the real estate rather than an interest in a mortgage.

Investments in loans may include unfunded loan commitments, which are contractual obligations for funding. Unfunded loan commitments may include revolving credit facilities, which may obligate a Fund to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full, even though a percentage of the committed amount may not be utilized by the borrower. When investing in a loan participation, a Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the agent selling the loan agreement and only upon receipt of payments by the agent from the borrower. A Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a loan. In certain circumstances, a Fund may receive a penalty fee upon the prepayment of a loan by a borrower. Fees earned or paid are recorded as a component of interest income or interest expense, respectively, on the Statements of Operations. Unfunded loan commitments are reflected as a liability on the Statements of Assets and Liabilities.

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Mortgage-Related and Other Asset-Backed Securities  directly or indirectly represent a participation in, or are secured by and payable from, loans on real property. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. These securities provide a monthly payment which consists of both interest and principal. Interest may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Many of the risks of investing in mortgage-related securities secured by commercial mortgage loans reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make lease payments, and the ability of a property to attract and retain tenants. These securities may be less liquid and may exhibit greater price volatility than other types of mortgage-related or other asset-backed securities. Other asset-backed securities are created from many types of assets, including, but not limited to, auto loans, accounts receivable, such as credit card receivables and hospital account receivables, home equity loans, student loans, boat loans, mobile home loans, recreational vehicle loans, manufactured housing loans, aircraft leases, computer leases and syndicated bank loans.

Collateralized Debt Obligations  (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which a Fund invests. In addition to the normal risks associated with fixed income securities discussed elsewhere in this report and each Fund’s prospectus and statement of additional information (e.g., prepayment risk, credit risk, liquidity risk, market risk, structural risk, legal risk and interest rate risk (which may be exacerbated if the interest rate payable on a structured financing changes based on multiples of changes in interest rates or inversely to changes in interest rates)), CBOs, CLOs and other CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the quality of the collateral may decline in value or default, (iii) the risk that a Fund may invest in CBOs, CLOs, or other CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Collateralized Mortgage Obligations  (“CMOs”) are debt obligations of a legal entity that are collateralized by whole mortgage loans or private mortgage bonds and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches”, with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

Stripped Mortgage-Backed Securities  (“SMBS”) are derivative multi-class mortgage securities. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. An SMBS will have one class that will receive all of the interest (the interest-only or “IO” class), while the other class will receive the entire principal (the principal-only or “PO” class). Payments received for IOs are included in interest income on the Statements of Operations. Because no principal will be received at the maturity of an IO, adjustments are made to the cost of the security on a monthly basis until maturity. These adjustments are included in interest income on the Statements of Operations. Payments received for POs are treated as reductions to the cost and par value of the securities.

Payment In-Kind Securities  may give the issuer the option at each interest payment date of making interest payments in either cash and/or additional debt securities. Those additional debt securities usually have the same terms, including maturity dates and interest rates, and associated risks as the original bonds. The daily market quotations of the original bonds may include the accrued interest (referred to as a dirty price) and require a pro rata adjustment from the unrealized appreciation (depreciation) on investments to interest receivable on the Statements of Assets and Liabilities.

Perpetual Bonds  are fixed income securities with no maturity date but pay a coupon in perpetuity (with no specified ending or maturity date). Unlike typical fixed income securities, there is no obligation for perpetual bonds to repay principal. The coupon payments, however, are mandatory. While perpetual bonds have no maturity date, they may

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Notes to Financial Statements	(Cont.)

have a callable date in which the perpetuity is eliminated and the issuer may return the principal received on the specified call date. Additionally, a perpetual bond may have additional features, such as interest rate increases at periodic dates or an increase as of a predetermined point in the future.

Real Estate Investment Trusts  (“REITs”) are pooled investment vehicles that own, and typically operate, income-producing real estate. If a REIT meets certain requirements, including distributing to shareholders substantially all of its taxable income (other than net capital gains), then it is not taxed on the income distributed to shareholders. Distributions received from REITs may be characterized as income, capital gain or a return of capital. A return of capital is recorded by a Fund as a reduction to the cost basis of its investment in the REIT. REITs are subject to management fees and other expenses, and so the Funds that invest in REITs will bear their proportionate share of the costs of the REITs’ operations.

Restricted Investments  are subject to legal or contractual restrictions on resale and may generally be sold privately, but may be required to be registered or exempted from such registration before being sold to the public. Private placement securities are generally considered to be restricted except for those securities traded between qualified institutional investors under the provisions of Rule 144A of the Securities Act of 1933. Disposal of restricted investments may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult to achieve. Restricted investments held by the Funds at March 31, 2021, as applicable, are disclosed in the Notes to Schedules of Investments.

Securities Issued by U.S. Government Agencies or Government-Sponsored Enterprises  are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association, are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities which do not distribute interest on a current basis and tend to be subject to a greater risk than interest-paying securities of similar maturities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a

government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

In June 2019, FNMA and FHLMC started issuing Uniform Mortgage Backed Securities in place of their current offerings of TBA-eligible securities (the “Single Security Initiative”). The Single Security Initiative seeks to support the overall liquidity of the TBA market and aligns the characteristics of FNMA and FHLMC certificates. The effects that the Single Security Initiative may have on the market for TBA and other mortgage-backed securities are uncertain.

Roll-timing strategies can be used where a Fund seeks to extend the expiration or maturity of a position, such as a TBA security on an underlying asset, by closing out the position before expiration and opening a new position with respect to substantially the same underlying asset with a later expiration date. TBA securities purchased or sold are reflected on the Statements of Assets and Liabilities as an asset or liability, respectively.

Warrants  are securities that are usually issued together with a debt security or preferred security and that give the holder the right to buy a proportionate amount of common stock at a specified price. Warrants normally have a life that is measured in years and entitle the holder to buy common stock of a company at a price that is usually higher than the market price at the time the warrant is issued. Warrants may entail greater risks than certain other types of investments. Generally, warrants do not carry the right to receive dividends or exercise voting rights with respect to the underlying securities, and they do not represent any rights in the assets of the issuer. In addition, their value does not necessarily change with the value of the underlying securities, and they cease to have value if they are not exercised on or before their expiration date. If the market price of the underlying stock does not exceed the exercise price during the life of the warrant, the warrant will expire worthless. Warrants may increase the potential profit or loss to be realized from the investment as compared with investing the same amount in the underlying securities. Similarly, the percentage increase or decrease in the value of an equity security warrant may be greater than the percentage increase or decrease in the value of the underlying

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common stock. Warrants may relate to the purchase of equity or debt securities. Debt obligations with warrants attached to purchase equity securities have many characteristics of convertible securities and their prices may, to some degree, reflect the performance of the underlying stock. Debt obligations also may be issued with warrants attached to purchase additional debt securities at the same coupon rate. A decline in interest rates would permit a Fund to sell such warrants at a profit. If interest rates rise, these warrants would generally expire with no value.

When-Issued Transactions  are purchases or sales made on a when-issued basis. These transactions are made conditionally because a security, although authorized, has not yet been issued in the market. Transactions to purchase or sell securities on a when-issued basis involve a commitment by a Fund to purchase or sell these securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. A Fund may sell when-issued securities before they are delivered, which may result in a realized gain (loss).

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Funds may enter into the borrowings and other financing transactions described below to the extent permitted by each Fund’s respective investment policies.

The following disclosures contain information on a Fund’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by a Fund. The location of these instruments in each Fund’s financial statements is described below.

(a) Line of Credit  The PIMCO High Yield Spectrum Fund and PIMCO Low Duration Credit Fund entered into a 364-day senior unsecured revolving credit agreement with State Street Bank & Trust Company and other commercial banks to be utilized for temporary purposes to fund shareholder redemptions or for other short-term liquidity purposes. State Street Bank & Trust Company serves as both a bank and as an agent for the other banks that are parties to the agreement. The Funds pay financing charges based on a combination of a London Interbank Offered Rate-based variable rate plus a credit spread. The Funds also pay a fee of 0.15% per annum on the unused maximum available commitment amounts. As of March 31, 2021, if applicable any outstanding borrowings would be disclosed as a payable for line of credit on the Statements of Assets and Liabilities. Interest and commitment and upfront fees, if any, paid by the Funds are disclosed as part of the interest expense on the Statements of Operations.

During the period, there were no borrowings on this line of credit. The maximum available commitment and related fees for the revolving credit agreement are:

Funds	Maximum Available Commitment*	Expiration Date	Commitment and Upfront Fees

PIMCO High Yield Spectrum Fund	$19,000,000	08/31/2021	$61,295

PIMCO Low Duration Credit Fund	$47,000,000	08/31/2021	$113,826

*

Maximum available commitment prior to renewal on September 1, 2020, for PIMCO High Yield Spectrum Bond and PIMCO Low Duration Credit Fund was $35,000,000 and $45,000,000, respectively. The agreements expire on August 31, 2021 unless extended or renewed.

(b) Repurchase Agreements  Under the terms of a typical repurchase agreement, a Fund purchases an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and a Fund to resell, the obligation at an agreed-upon price and time. In an open maturity repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Fund or counterparty at any time. The underlying securities for all repurchase agreements are held by a Fund’s custodian or designated subcustodians under tri-party repurchase agreements and in certain instances will remain in custody with the counterparty. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Repurchase agreements, if any, including accrued interest, are included on the Statements of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statements of Operations. In periods of increased demand for collateral, a Fund may pay a fee for the receipt of collateral, which may result in interest expense to the Fund.

(c) Reverse Repurchase Agreements  In a reverse repurchase agreement, a Fund delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. In an open maturity reverse repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Fund or counterparty at any time. A Fund is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by a Fund to counterparties are reflected as a liability on the Statements of Assets and Liabilities. Interest payments made by a Fund to counterparties are recorded as a component of interest expense on the Statements of Operations. In periods of increased demand for the security, a Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund. A Fund will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under reverse repurchase agreements.

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Notes to Financial Statements	(Cont.)

(d) Sale-Buybacks  A sale-buyback financing transaction consists of a sale of a security by a Fund to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed-upon price and date. A Fund is not entitled to receive principal and interest payments, if any, made on the security sold to the counterparty during the term of the agreement. The agreed-upon proceeds for securities to be repurchased by a Fund are reflected as a liability on the Statements of Assets and Liabilities. A Fund will recognize net income represented by the price differential between the price received for the transferred security and the agreed-upon repurchase price. This is commonly referred to as the ‘price drop’. A price drop consists of (i) the foregone interest and inflationary income adjustments, if any, a Fund would have otherwise received had the security not been sold and (ii) the negotiated financing terms between a Fund and counterparty. Foregone interest and inflationary income adjustments, if any, are recorded as components of interest income on the Statements of Operations. Interest payments based upon negotiated financing terms made by a Fund to counterparties are recorded as a component of interest expense on the Statements of Operations. In periods of increased demand for the security, a Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund. A Fund will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under sale-buyback transactions.

(e) Short Sales  Short sales are transactions in which a Fund sells a security that it may not own. A Fund may make short sales of securities to (i) offset potential declines in long positions in similar securities, (ii) to increase the flexibility of the Fund, (iii) for investment return, (iv) as part of a risk arbitrage strategy, and (v) as part of its overall portfolio management strategies involving the use of derivative instruments. When a Fund engages in a short sale, it may borrow the security sold short and deliver it to the counterparty. A Fund will ordinarily have to pay a fee or premium to borrow a security and be obligated to repay the lender of the security any dividend or interest that accrues on the security during the period of the loan. Securities sold in short sale transactions and the dividend or interest payable on such securities, if any, are reflected as payable for short sales on the Statements of Assets and Liabilities. Short sales expose a Fund to the risk that it will be required to cover its short position at a time when the security or other asset has appreciated in value, thus resulting in losses to a Fund. A short sale is “against the box” if a Fund holds in its portfolio or has the right to acquire the security sold short, or securities identical to the security sold short, at no additional cost. A Fund will be subject to additional risks to the extent that it engages in short sales that are not “against the box.” A Fund’s loss on a short sale could theoretically be unlimited in cases where a Fund is unable, for whatever reason, to close out its short position.

(f) Interfund Lending  In accordance with an exemptive order (the “Order”) from the SEC, the Funds of the Trust may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by each Fund’s investment policies and restrictions. The Funds are currently permitted to borrow under the Interfund Lending Program. A lending fund may lend in aggregate up to 15% of its current net assets at the time of the interfund loan, but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing fund may not borrow through the Interfund Lending Program or from any other source if its total outstanding borrowings immediately after the borrowing would be more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interfund loan rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

On March 23, 2020, the SEC issued an exemptive order (the “Temporary Order”) to provide temporary relief to the Funds of the Trust in relation to the Interfund Lending Program, and the Board has authorized the Funds to rely on the Temporary Order. With respect to interfund lending, the Temporary Order permitted, under certain conditions, a lending fund to lend in aggregate up to 25% of its current net assets at the time of the interfund loan and to make interfund loans with term limits of up to the expiration of the Temporary Order, notwithstanding the current limit of seven business days under the Order. The SEC provided notice in April 2021 that the Temporary Order would be terminated on April 30, 2021.

During the period ended March 31, 2021, the Funds did not participate in the Interfund Lending Program.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The Funds may enter into the financial derivative instruments described below to the extent permitted by each Fund’s respective investment policies.

The following disclosures contain information on how and why the Funds use financial derivative instruments, and how financial derivative instruments affect the Funds’ financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statements of Assets and Liabilities and the net realized gain (loss) and net change in unrealized appreciation

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(depreciation) on the Statements of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Schedules of Investments. The financial derivative instruments outstanding as of period end and the amounts of net realized gain (loss) and net change in unrealized appreciation (depreciation) on financial derivative instruments during the period, as disclosed in the Notes to Schedules of Investments, serve as indicators of the volume of financial derivative activity for the Funds.

(a) Forward Foreign Currency Contracts  may be engaged, in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of a Fund’s securities or as part of an investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily, and the change in value is recorded by a Fund as an unrealized gain (loss). Realized gains (losses) are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed and are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain (loss) reflected on the Statements of Assets and Liabilities. In addition, a Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. To mitigate such risk, cash or securities may be exchanged as collateral pursuant to the terms of the underlying contracts.

(b) Futures Contracts  are agreements to buy or sell a security or other asset for a set price on a future date and are traded on an exchange. A Fund may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by a Fund and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, a Fund is required to deposit with its futures broker an amount of cash, U.S. Government and Agency Obligations, or select sovereign debt, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and based on such movements in the price of the contracts, an appropriate payable or receivable for the change in value may be posted or collected by the Fund (“Futures Variation Margin”). Futures Variation Margins, if any, are disclosed within centrally cleared financial derivative instruments on the Statements of Assets and Liabilities. Gains (losses) are recognized but not considered realized until the contracts expire or close. Futures contracts involve, to varying degrees, risk of loss in excess of the Futures Variation Margin included within exchange traded or centrally cleared financial derivative instruments on the Statements of Assets and Liabilities.

(c) Options Contracts  may be written or purchased to enhance returns or to hedge an existing position or future investment. A Fund may write call and put options on securities and financial derivative instruments it owns or in which it may invest. Writing put options tends to increase a Fund’s exposure to the underlying instrument. Writing call options tends to decrease a Fund’s exposure to the underlying instrument. When a Fund writes a call or put, an amount equal to the premium received is recorded and subsequently marked to market to reflect the current value of the option written. These amounts are included on the Statements of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain (loss). Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. A Fund as a writer of an option has no control over whether the underlying instrument may be sold (“call”) or purchased (“put”) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk a Fund may not be able to enter into a closing transaction because of an illiquid market.

Purchasing call options tends to increase a Fund’s exposure to the underlying instrument. Purchasing put options tends to decrease a Fund’s exposure to the underlying instrument. A Fund pays a premium which is included as an asset on the Statements of Assets and Liabilities and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain (loss) when the underlying transaction is executed.

Credit Default Swaptions  may be written or purchased to hedge exposure to the credit risk of an investment without making a commitment to the underlying instrument. A credit default swaption is an option to sell or buy credit protection on a specific reference by entering into a pre-defined swap agreement by some specified date in the future.

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Foreign Currency Options  may be written or purchased to be used as a short or long hedge against possible variations in foreign exchange rates or to gain exposure to foreign currencies.

Inflation-Capped Options  may be written or purchased to enhance returns or for hedging opportunities. The purpose of purchasing inflation-capped options is to protect a Fund from inflation erosion above a certain rate on a given notional exposure. A floor can be used to give downside protection to investments in inflation-linked products.

Interest Rate Swaptions  may be written or purchased to enter into a pre-defined swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, by some specified date in the future. The writer of the swaption becomes the counterparty to the swap if the buyer exercises. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise.

Options on Exchange-Traded Futures Contracts  (“Futures Option”) may be written or purchased to hedge an existing position or future investment, for speculative purposes or to manage exposure to market movements. A Futures Option is an option contract in which the underlying instrument is a single futures contract.

Options on Securities  may be written or purchased to enhance returns or to hedge an existing position or future investment. An option on a security uses a specified security as the underlying instrument for the option contract.

(d) Swap Agreements  are bilaterally negotiated agreements between a Fund and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements may be privately negotiated in the over the counter market (“OTC swaps”) or may be cleared through a third party, known as a central counterparty or derivatives clearing organization (“Centrally Cleared Swaps”). A Fund may enter into asset, credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Centrally Cleared Swaps are marked to market daily based upon valuations as determined from the underlying contract or in accordance with the requirements of the central counterparty or derivatives clearing organization. Changes in market value, if any, are reflected as a component of net change in unrealized appreciation (depreciation) on the Statements of Operations. Daily changes in valuation of centrally cleared swaps (“Swap Variation Margin”), if any, are disclosed within centrally cleared financial derivative instruments on the Statements of Assets and Liabilities. Centrally Cleared and OTC swap payments received or paid at the beginning of the measurement period are included on the Statements of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Upfront premiums received (paid) are initially recorded as liabilities (assets) and subsequently marked to market to reflect the current value of the swap. These upfront premiums are recorded as realized gain (loss) on the Statements of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain (loss) on the Statements of Operations. Net periodic payments received or paid by a Fund are included as part of realized gain (loss) on the Statements of Operations.

For purposes of applying certain of a Fund’s investment policies and restrictions, swap agreements, like other derivative instruments, may be valued by a Fund at market value, notional value or full exposure value. In the case of a credit default swap, in applying certain of a Fund’s investment policies and restrictions, the Funds will value the credit default swap at its notional value or its full exposure value (i.e., the sum of the notional amount for the contract plus the market value), but may value the credit default swap at market value for purposes of applying certain of a Fund’s other investment policies and restrictions. For example, a Fund may value credit default swaps at full exposure value for purposes of a Fund’s credit quality guidelines (if any) because such value in general better reflects a Fund’s actual economic exposure during the term of the credit default swap agreement. As a result, a Fund may, at times, have notional exposure to an asset class (before netting) that is greater or lesser than the stated limit or restriction noted in a Fund’s prospectus. In this context, both the notional amount and the market value may be positive or negative depending on whether a Fund is selling or buying protection through the credit default swap. The manner in which certain securities or other instruments are valued by a Fund for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

Entering into swap agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates or the values of the asset upon which the swap is based.

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A Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk may be mitigated by having a master netting arrangement between a Fund and the counterparty and by the posting of collateral to a Fund to cover a Fund’s exposure to the counterparty.

To the extent a Fund has a policy to limit the net amount owed to or to be received from a single counterparty under existing swap agreements, such limitation only applies to counterparties to OTC swaps and does not apply to centrally cleared swaps where the counterparty is a central counterparty or derivatives clearing organization.

Credit Default Swap Agreements  on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues are entered into to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where a Fund owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event that the referenced entity, obligation or index, as specified in the swap agreement, undergoes a certain credit event. As a seller of protection on credit default swap agreements, a Fund will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, a Fund would effectively add leverage to its portfolio because, in addition to its total net assets, a Fund would be subject to investment exposure on the notional amount of the swap.

If a Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If a Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event).

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. A Fund may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are instruments for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues as of period end, if any, are disclosed in the Notes to Schedules of Investments. They serve as an indicator of the current status of payment/performance risk and represent the likelihood or risk of default for the reference entity. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of

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Notes to Financial Statements	(Cont.)

the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that a Fund as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of period end for which a Fund is the seller of protection are disclosed in the Notes to Schedules of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by a Fund for the same referenced entity or entities.

Interest Rate Swap Agreements  may be entered into to help hedge against interest rate risk exposure and to maintain a Fund’s ability to generate income at prevailing market rates. The value of the fixed rate bonds that the Funds hold may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, a Fund may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by a Fund with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the buyer pays an upfront fee in consideration for the right to early terminate the swap transaction in whole, at zero cost and at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets.

Total Return Swap Agreements  are entered into to gain or mitigate exposure to the underlying reference asset. Total return swap agreements involve commitments where single or multiple cash flows are exchanged based on the price of an underlying reference asset and on a fixed or variable interest rate. Total return swap agreements may involve commitments to pay interest in exchange for a market-linked return. One counterparty pays out the total return of a specific underlying reference asset, which may include a single security, a basket of securities, or an index, and in return receives a fixed or variable rate. At the maturity date, a net cash flow is exchanged where the total return is equivalent to the return of the underlying reference asset less a financing rate, if any. As a receiver, a Fund would receive payments based on any net positive total return and would owe payments in the event of a net negative total return. As the payer, a Fund would owe payments on any net positive total return, and would receive payments in the event of a net negative total return.

7. PRINCIPAL AND OTHER RISKS

(a) Principal Risks

The principal risks of investing in a Fund, which could adversely affect its net asset value, yield and total return, are listed below.

Risks	PIMCO Credit Opportunities Bond Fund	PIMCO Diversified Income Fund	PIMCO ESG Income Fund	PIMCO High Yield Spectrum Fund	PIMCO Long-Term Credit Bond Fund	PIMCO Low Duration Credit Fund	PIMCO Low Duration Income Fund	PIMCO Preferred and Capital Securities Fund

New Fund	—	—	X	—	—	—	—	—

Small Fund	—	—	X	—	—	—	—	—

Interest Rate	X	X	X	X	X	X	X	X

Call	X	X	X	X	X	X	X	X

Credit	X	X	X	X	X	X	X	X

Capital Securities	—	—	—	—	—	—	—	X

Preferred Securities	—	—	—	—	—	—	—	X

Concentration in Banking Industries	—	—	—	—	—	—	—	X

Contingent Convertible Securities	—	—	X	—	—	—	X	X

High Yield	X	X	X	X	X	X	X	X

Market	X	X	X	X	X	X	X	X

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Risks	PIMCO Credit Opportunities Bond Fund	PIMCO Diversified Income Fund	PIMCO ESG Income Fund	PIMCO High Yield Spectrum Fund	PIMCO Long-Term Credit Bond Fund	PIMCO Low Duration Credit Fund	PIMCO Low Duration Income Fund	PIMCO Preferred and Capital Securities Fund

Issuer	X	X	X	X	X	X	X	X

Liquidity	X	X	X	X	X	X	X	X

Derivatives	X	X	X	X	X	X	X	X

Equity	X	X	X	X	X	X	X	X

Mortgage-Related and Other Asset-Backed Securities	X	X	X	—	X	—	X	—

Foreign (Non-U.S.) Investment	X	X	X	X	X	X	X	X

Emerging Markets	X	X	X	X	X	X	X	X

Sovereign Debt	X	X	X	X	X	X	X	X

Currency	X	X	X	X	X	—	X	X

Leveraging	X	X	X	X	X	X	X	X

Management	X	X	X	X	X	X	X	X

Subsidiary	—	—	—	—	—	—	—	X

Regulation S Securities	—	—	—	—	—	—	—	X

Short Exposure	X	X	X	X	X	X	X	X

Convertible Securities	X	—	—	—	—	—	—	—

Senior Loan	X	—	—	—	—	X	—	—

Distribution Rate	—	—	X	—	—	—	X	—

Environmental, Social and Governance Investing	—	—	X	—	—	—	—	—

LIBOR Transition	X	X	X	—	X	X	X	X

Please see “Description of Principal Risks” in a Fund’s prospectus for a more detailed description of the risks of investing in a Fund.

New Fund Risk  is the risk that a new fund’s performance may not represent how the fund is expected to or may perform in the long term. In addition, new funds have limited operating histories for investors to evaluate and new funds may not attract sufficient assets to achieve investment and trading efficiencies.

Small Fund Risk  is the risk that a smaller fund may not achieve investment or trading efficiencies. Additionally, a smaller fund may be more adversely affected by large purchases or redemptions of fund shares.

Interest Rate Risk  is the risk that fixed income securities will decline in value because of an increase in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration.

Call Risk  is the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer’s credit quality). If an issuer calls a security that a Fund has invested in, the Fund may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features.

Credit Risk  is the risk that a Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to meet its financial obligations.

Capital Securities Risk  is the risk that the value of securities issued by U.S. and non-U.S. financial institutions that can be used to satisfy their regulatory capital requirements may decline in response to changes in legislation and regulations applicable to financial institutions and financial markets, increased competition, adverse changes in general or industry-specific economic conditions, or unfavorable interest rates. By investing under normal circumstances at least 80% of its assets in a combination of preferred securities and Capital Securities, the PIMCO Preferred and Capital Securities Fund will be more susceptible to these risks than a fund that does not invest in Capital Securities to the same extent as the Fund.

Preferred Securities Risk  is the risk that preferred securities may be subject to greater credit or other risks than senior debt instruments. In addition, preferred securities are subject to other risks, such as risks related to deferred and omitted distributions, limited voting rights, liquidity, interest rate, regulatory changes and special redemption rights.

Concentration in Banking Industries Risk  is the risk of concentrating in industries related to banking, including interest rate risk, market risk, the risk of heightened competition and the risk that legislation and other government actions could adversely affect such industries.

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Notes to Financial Statements	(Cont.)

Contingent Convertible Securities Risk  is the risk of investing in contingent convertible securities, including the risk that interest payments will be cancelled by the issuer or a regulatory authority, the risk of ranking junior to other creditors in the event of a liquidation or other bankruptcy-related event as a result of holding subordinated debt, the risk of a Fund’s investment becoming further subordinated as a result of conversion from debt to equity, the risk that principal amount due can be written down to a lesser amount, and the general risks applicable to fixed income investments, including interest rate risk, credit risk, market risk and liquidity risk, any of which could result in losses to a Fund.

High Yield Risk  is the risk that high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) are subject to greater levels of credit, call and liquidity risks, including the risk that a court will subordinate high yield senior debt to other debt of the issuer or take other actions detrimental to holders of the senior debt. High yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments, and may be more volatile than higher-rated securities of similar maturity.

Market Risk  is the risk that the value of securities owned by a Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries.

Issuer Risk  is the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

Liquidity Risk  is the risk that a particular investment may be difficult to purchase or sell and that a Fund may be unable to sell illiquid investments at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income funds may be higher than normal, causing increased supply in the market due to selling activity.

Derivatives Risk  is the risk of investing in derivative instruments (such as futures, swaps and structured securities), including leverage, liquidity, interest rate, market, credit and management risks, and valuation complexity. Changes in the value of a derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and a Fund could lose more than the initial amount invested. A Fund’s use of derivatives may result in losses to the Fund, a reduction in the Fund’s returns and/or increased volatility. Over-the-counter (“OTC”) derivatives are also subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally-cleared derivative transactions might not be available for OTC derivatives. The primary credit risk on derivatives that are exchange-traded or traded through a central clearing counterparty resides with a Fund’s clearing broker, or the clearinghouse. Changes in regulation relating to a mutual fund’s use of derivatives and related instruments could potentially limit or impact a Fund’s ability to invest in derivatives, limit a Fund’s ability to employ certain strategies that use derivatives and/or adversely affect the value of derivatives and a Fund’s performance.

Equity Risk  is the risk that the value of equity securities, such as common stocks and preferred securities, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities.

Mortgage-Related and Other Asset-Backed Securities Risk  is the risk of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk, prepayment risk and credit risk.

Foreign (Non-U.S.) Investment Risk  is the risk that investing in foreign (non-U.S.) securities may result in a Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, increased risk of delayed settlement of portfolio transactions or loss of certificates of portfolio securities, and the risk of unfavorable foreign government actions, including nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers.

Emerging Markets Risk  is the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk.

Sovereign Debt Risk  is the risk that investments in fixed income instruments issued by sovereign entities may decline in value as a result of default or other adverse credit event resulting from an issuer’s inability or unwillingness to make principal or interest payments in a timely fashion.

Currency Risk  is the risk that foreign (non-U.S.) currencies will change in value relative to the U.S. dollar and affect a Fund’s investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies.

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Leveraging Risk  is the risk that certain transactions of a Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing a Fund to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss.

Management Risk  is the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that actual or potential conflicts of interest, legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing a Fund and may cause PIMCO to restrict or prohibit participation in certain investments. There is no guarantee that the investment objective of a Fund will be achieved.

Subsidiary Risk  is the risk that, by investing in a Fund’s subsidiary, the Fund is indirectly exposed to the risks associated with the subsidiary’s investments. Fund subsidiaries are not registered under the 1940 Act and may not be subject to all the investor protections of the 1940 Act. There is no guarantee that the investment objective of a subsidiary will be achieved.

Regulation S Securities Risk  is the risk that Regulation S securities may be less liquid than publicly traded securities and may not be subject to the disclosure and other investor protection requirements that would be applicable if they were publicly traded. Accordingly, Regulation S Securities may involve a high degree of business and financial risk and may result in substantial losses.

Short Exposure Risk  is the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale will not fulfill its contractual obligations, causing a loss to a Fund.

Convertible Securities Risk  is the risk that arises when convertible securities share both fixed income and equity characteristics. Convertible securities are subject to risks to which fixed income and equity investments are subject. These risks include equity risk, interest rate risk and credit risk.

Senior Loan Risk  is the risk that investing in senior loans, including bank loans, exposes a Fund to heightened credit risk, call risk, settlement risk and liquidity risk. If an issuer of a senior loan prepays or redeems the loan prior to maturity, a Fund may have to reinvest the proceeds in instruments that pay lower interest rates.

Distribution Rate Risk  is the risk that a Fund’s distribution rate may change unexpectedly as a result of numerous factors, including changes in realized and projected market returns, fluctuations in market interest rates, Fund performance and other factors.

Environmental, Social and Governance Investing Risk  is the risk that, because a Fund’s ESG strategy may select or exclude securities of certain issuers for reasons other than performance, a Fund’s performance will differ from funds that do not utilize an ESG investing strategy. ESG investing is qualitative and subjective by nature, and there is no guarantee that the factors utilized by PIMCO or any judgment exercised by PIMCO will reflect the opinions of any particular investor.

LIBOR Transition Risk  is the risk related to the anticipated discontinuation of the London Interbank Offered Rate (“LIBOR”) by the end of 2021. Certain instruments held by a Fund rely in some fashion upon LIBOR. Although the transition process away from LIBOR has become increasingly well-defined in advance of the anticipated discontinuation date, there remains uncertainty regarding the nature of any replacement rate, and any potential effects of the transition away from LIBOR on a Fund or on certain instruments in which a Fund invests can be difficult to ascertain. The transition process may involve, among other things, increased volatility or illiquidity in markets for instruments that currently rely on LIBOR and may result in a reduction in value of certain instruments held by a Fund.

(b) Other Risks

In general, a Fund may be subject to additional risks, including, but not limited to, risks related to government regulation and intervention in financial markets, operational risks, risks associated with financial, economic and global market disruptions, and cybersecurity risks. Please see a Fund’s prospectus and Statement of Additional Information for a more detailed description of the risks of investing in a Fund. Please see the Important Information section of this report for additional discussion of certain regulatory and market developments that may impact a Fund’s performance.

Market Disruption Risk  A Fund is subject to investment and operational risks associated with financial, economic and other global market developments and disruptions, including those arising from war, terrorism, market manipulation, government interventions, defaults and shutdowns, political changes or diplomatic developments, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics) and natural/environmental disasters, which can all negatively impact the securities markets and cause a Fund to lose value. These events can also impair the technology and other operational systems upon which a Fund’s service providers, including PIMCO as a Fund’s investment adviser, rely, and could otherwise disrupt a Fund’s service providers’ ability to fulfill their obligations to a Fund. For example, the recent spread of an infectious respiratory illness

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Notes to Financial Statements	(Cont.)

caused by a novel strain of coronavirus (known as COVID-19) has caused volatility, severe market dislocations and liquidity constraints in many markets, including markets for the securities a Fund holds, and may adversely affect a Fund’s investments and operations. Please see the Important Information section for additional discussion of the COVID-19 pandemic.

Government Intervention in Financial Markets  Federal, state, and other governments, their regulatory agencies, or self-regulatory organizations may take actions that affect the regulation of the instruments in which a Fund invests, or the issuers of such instruments, in ways that are unforeseeable. Legislation or regulation may also change the way in which a Fund itself is regulated. Such legislation or regulation could limit or preclude a Fund’s ability to achieve its investment objective. Furthermore, volatile financial markets can expose a Fund to greater market and liquidity risk and potential difficulty in valuing portfolio instruments held by the Fund. The value of a Fund’s holdings is also generally subject to the risk of future local, national, or global economic disturbances based on unknown weaknesses in the markets in which a Fund invests. In addition, it is not certain that the U.S. Government will intervene in response to a future market disturbance and the effect of any such future intervention cannot be predicted. It is difficult for issuers to prepare for the impact of future financial downturns, although companies can seek to identify and manage future uncertainties through risk management programs.

Regulatory Risk  Financial entities, such as investment companies and investment advisers, are generally subject to extensive government regulation and intervention. Government regulation and/or intervention may change the way a Fund is regulated, affect the expenses incurred directly by a Fund and the value of its investments, and limit and/or preclude a Fund’s ability to achieve its investment objective. Government regulation may change frequently and may have significant adverse consequences. Moreover, government regulation may have unpredictable and unintended effects.

Operational Risk  An investment in a Fund, like any fund, can involve operational risks arising from factors such as processing errors, human errors, inadequate or failed internal or external processes, failures in systems and technology, changes in personnel and errors caused by third-party service providers. The occurrence of any of these failures, errors or breaches could result in a loss of information, regulatory scrutiny, reputational damage or other events, any of which could have a material adverse effect on a Fund. While a Fund seeks to minimize such events through controls and oversight, there may still be failures that could cause losses to the Fund.

Cyber Security Risk  As the use of technology has become more prevalent in the course of business, the Funds have become potentially more susceptible to operational and information security risks resulting from breaches in cyber security. A breach in cyber security refers to both intentional and unintentional cyber events that may, among other things, cause a Fund to lose proprietary information, suffer data corruption and/or destruction or lose operational capacity, result in the unauthorized release or other misuse of confidential information, or otherwise disrupt normal business operations. Cyber security failures or breaches may result in financial losses to a Fund and its shareholders. These failures or breaches may also result in disruptions to business operations, potentially resulting in financial losses; interference with a Fund’s ability to calculate its net asset value, process shareholder transactions or otherwise transact business with shareholders; impediments to trading; violations of applicable privacy and other laws; regulatory fines; penalties; reputational damage; reimbursement or other compensation costs; additional compliance and cyber security risk management costs and other adverse consequences. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future.

8. MASTER NETTING ARRANGEMENTS

A Fund may be subject to various netting arrangements (“Master Agreements”) with select counterparties. Master Agreements govern the terms of certain transactions, and are intended to reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that is intended to improve legal certainty. Each type of Master Agreement governs certain types of transactions. Different types of transactions may be traded out of different legal entities or affiliates of a particular organization, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow a Fund to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single Master Agreement with a counterparty. For financial reporting purposes the Statements of Assets and Liabilities generally present derivative assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under most Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other securities may be used depending on the terms outlined in the applicable Master Agreement. Securities and cash pledged as collateral

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are reflected as assets on the Statements of Assets and Liabilities as either a component of Investments at value (securities) or Deposits with counterparty. Cash collateral received is not typically held in a segregated account and as such is reflected as a liability on the Statements of Assets and Liabilities as Deposits from counterparty. The market value of any securities received as collateral is not reflected as a component of NAV. A Fund’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and certain sale-buyback transactions between a Fund and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedules of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern certain forward settling transactions, such as TBA securities, delayed-delivery or certain sale-buyback transactions by and between a Fund and select counterparties. The Master Forward Agreements maintain provisions for, among other things, transaction initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Schedules of Investments.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Such transactions require posting of initial margin as determined by each relevant clearing agency which is segregated in an account at a futures commission merchant (“FCM”) registered with the Commodity Futures Trading Commission. In the United States, counterparty risk may be reduced as creditors of an FCM cannot have a claim to Fund assets in the segregated account. Portability of exposure reduces risk to the Funds. Variation margin, or changes in market value, are generally exchanged daily, but may not be netted between futures and cleared OTC derivatives unless the parties have agreed to a separate arrangement in respect of portfolio margining. The market value or accumulated unrealized appreciation (depreciation), initial margin posted, and any unsettled variation margin as of period end are disclosed in the Notes to Schedules of Investments.

Prime Broker Arrangements may be entered into to facilitate execution and/or clearing of listed equity option transactions or short sales of equity securities between a Fund and selected counterparties. The arrangements provide guidelines surrounding the rights, obligations, and other events, including, but not limited to, margin, execution, and settlement. These agreements maintain provisions for, among other things, payments, maintenance of collateral, events of default, and termination. Margin and other assets delivered as collateral are typically in the possession of the prime broker and would offset any obligations due to the prime broker. The market values of listed options and securities sold short and related collateral are disclosed in the Notes to Schedules of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern bilateral OTC derivative transactions entered into by a Fund with select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral posting and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. The ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level or as required by regulation. Similarly, if required by regulation, the Funds may be required to post additional collateral beyond coverage of daily exposure. These amounts, if any, may (or if required by law, will) be segregated with a third-party custodian. To the extent the Funds are required by regulation to post additional collateral beyond coverage of daily exposure, it could potentially incur costs, including in procuring eligible assets to meet collateral requirements, associated with such posting. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Schedules of Investments.

9. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from each Fund at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate as noted in the table in note (b) below.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs.

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Notes to Financial Statements	(Cont.)

The Investment Advisory Fees and Supervisory and Administrative Fees for all classes, as applicable, are charged at the annual rate as noted in the following table (calculated as a percentage of each Fund’s average daily net assets attributable to each class):

	Investment Advisory Fee	Supervisory and Administrative Fee
Fund Name	All Classes	Institutional Class	I-2	I-3		Administrative Class	Class A		Class C	Class C-2
PIMCO Credit Opportunities Bond Fund	0.60%	0.30%	0.40%	0.50%	(2)*	N/A	0.45%		0.45%	N/A
PIMCO Diversified Income Fund	0.45%	0.30%	0.40%	0.50%	(2)	0.30%	0.45%		0.45%	N/A
PIMCO ESG Income Fund	0.25%	0.25%	0.35%	0.45%	(3)	N/A	0.40%		0.40%	N/A
PIMCO High Yield Spectrum Fund	0.30%	0.30%	0.40%	0.50%	(2)	N/A	0.40%		0.40%	N/A
PIMCO Long-Term Credit Bond Fund	0.30%	0.25%	0.35%	N/A		N/A	0.40%	*	N/A	N/A
PIMCO Low Duration Credit Fund	0.40%	0.30%	0.40%	N/A		N/A	0.35%		0.35%	N/A
PIMCO Low Duration Income Fund	0.30%	0.20%	0.30%	0.40%	(2)	N/A	0.35%		0.35%	0.35%
PIMCO Preferred and Capital Securities Fund(1)	0.44%	0.35%	0.45%	0.55%	(2)	N/A	0.45%		0.45%	N/A

(1)

PIMCO has contractually agreed to waive the Fund’s Investment Advisory Fee and the supervisory and administrative fee in an amount equal to the management fee and administrative services fee, respectively, paid by the PIMCO Capital Securities Fund (Cayman) Ltd. (the “Subsidiary”) to PIMCO. The Subsidiary pays PIMCO a management fee and an administrative services fee at the annual rates of 0.49% and 0.20%, respectively, of its net assets. This waiver may not be terminated by PIMCO and will remain in effect for as long as PIMCO’s contract with the Subsidiary is in place.

(2)	PIMCO has contractually agreed, through July 31, 2021, to waive its supervisory and administrative fee for I-3 shares by 0.05% of the average daily net assets attributable to I-3 shares of the Fund.
(3)	PIMCO has contractually agreed, through July 31, 2022, to waive its supervisory and administrative fee for I-3 shares by 0.05% of the average daily net assets attributable to I-3 shares of the Fund.
*	This particular share class has been registered with the SEC, but has not yet launched.

(c) Distribution and Servicing Fees  PIMCO Investments LLC, a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares.

The Trust has adopted separate Distribution and Servicing Plans with respect to the Class A, Class C and Class C-2 shares of the Trust pursuant to Rule 12b-1 under the Act. In connection with the distribution of Class C and Class C-2 shares of the Trust, the Distributor receives distribution fees from the Trust of up to 0.75% for Class C shares and 0.50% for Class C-2 shares, and in connection with personal services rendered to Class A, Class C and Class C-2 shareholders and the maintenance of such shareholder accounts, the Distributor receives servicing fees from the Trust of up to 0.25% for each of Class A, Class C and Class C-2 shares (percentages reflect annual rates of the average daily net assets attributable to the applicable class).

The Trust has adopted a Distribution and Servicing Plan with respect to the Administrative Class shares of each Fund pursuant to Rule 12b-1 under the Act (the “Administrative Class Plan”). Under the terms of the Administrative Class Plan, a Fund may compensate the Distributor for providing, or procuring through financial intermediaries, distribution, administrative, recordkeeping, shareholder and/or related services with respect to Administrative Class shares. The Administrative Class Plan permits a Fund to make total payments at an annual rate of up to 0.25% of the average daily net assets attributable to the Administrative Class shares.

The Trust paid distribution and servicing fees at effective rates as noted in the following table (calculated as a percentage of each Fund’s average daily net assets attributable to each class):

	Allowable Rate

	Distribution Fee	Servicing Fee
Class A

All Funds	—	0.25%
Class C

PIMCO Low Duration Income Fund	0.30%	0.25%

All Other Funds	0.75%	0.25%
Class C-2

PIMCO Low Duration Income Fund	0.50%	0.25%

	Distribution and/or Servicing Fee
Administrative Class

All Funds	0.25%

The Distributor also received the proceeds of the initial sales charges paid by the shareholders upon the purchase of Class A shares, except for the PIMCO Short Asset Investment Fund, and the contingent deferred sales charges paid by the shareholders upon certain redemptions of Class A, Class C and Class C-2 shares, except for the PIMCO Government Money Market Fund and the PIMCO Short Asset Investment Fund. For the period ended March 31, 2021, the Distributor retained $5,518,745 representing commissions (sales charges) and contingent deferred sales charges from the Trust.

(d) Redemption Fees  Shareholders of the PIMCO Low Duration Credit Fund are subject to a redemption fee on redemptions and exchanges of 1.00% of the NAV of the PIMCO Low Duration Credit Fund shares redeemed or exchanged. Redemption fees are charged on shares redeemed or exchanged within 30 days after their acquisition, including shares acquired through exchanges. Under certain circumstances, the redemption fee may be waived. Actual redemption fees charged are reported on the Statements of Changes in Net Assets.

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(e) Fund Expenses  PIMCO provides or procures supervisory and administrative services for shareholders and also bears the costs of various third-party services required by the Funds, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Trust is responsible for the following expenses: (i) taxes and governmental fees; (ii) brokerage fees and commissions and other portfolio transaction expenses; (iii) the costs of borrowing money, including interest expenses; (iv) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit (except the PIMCO All Asset and PIMCO All Asset All Authority Funds); (v) extraordinary expense, including costs of litigation and indemnification expenses; (vi) organizational expenses; and (vii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multi-Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual fund operating expenses per share class.

The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

(f) Expense Limitation  Pursuant to the Expense Limitation Agreement, PIMCO has agreed to waive a portion of the Funds’ Supervisory and Administrative Fee, or reimburse each Fund, to the extent that each Fund’s organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata share of Trustee Fees exceed 0.0049%, the “Expense Limit” (calculated as a percentage of each Fund’s average daily net assets attributable to each class). The Expense Limitation Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term.

Prior to July 31, 2018, PIMCO had contractually agreed to reduce its Investment Advisory Fee for the PIMCO Low Duration Income Fund. In any month in which the supervision and administration agreement is in effect, PIMCO is entitled to reimbursement by each Fund of any portion of the supervisory and administrative fee waived or reimbursed as set forth above (the “Reimbursement Amount”) during the previous thirty-six months from the date of the waiver, provided that such amount paid to PIMCO will not: i) together with any organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata Trustee fees, exceed, for such month, the Expense Limit (or the amount of the expense limit in place at the time the amount being recouped was originally waived if lower than the Expense Limit); ii) exceed the total Reimbursement Amount; or iii) include any amounts previously reimbursed to PIMCO. The total recoverable amounts to PIMCO (from the Fee Waiver Agreement and Expense Limitation Agreement combined) at March 31, 2021, were as follows (amounts in thousands†):

	Expiring Within

Fund Name	12 months	13-24 months	25-36 months	Total

PIMCO ESG Income Fund	$0	$0	$97	$97

PIMCO Low Duration Income Fund	182	30	35	247

†	A zero balance may reflect actual amounts rounding to less than one thousand.

Pursuant to a Fee Waiver Agreement, PIMCO has contractually agreed, through July 31, 2021, to reduce its supervisory and administrative fee for I-3 shares by 0.05% of the average daily net assets attributable to I-3 shares of each of the PIMCO Credit Opportunities Bond Fund, PIMCO Diversified Income Fund, PIMCO High Yield Spectrum Fund, PIMCO Low Duration Income Fund and PIMCO Preferred and Capital Securities Fund. This Fee Waiver Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term.

Pursuant to a Fee Waiver Agreement, PIMCO has contractually agreed, through July 31, 2022, to reduce its supervisory and administrative fee for I-3 shares of the PIMCO ESG Income Fund. This Fee Waiver Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term.

The waivers are reflected on the Statements of Operations as a component of Waiver and/or Reimbursement by PIMCO. For the period ended March 31, 2021, the Funds below waived the following fees (amounts in thousands†):

Fund Name	Waived Fees

PIMCO Diversified Income Fund	$12

PIMCO ESG Income Fund	0

PIMCO High Yield Spectrum Fund	0

PIMCO Low Duration Income Fund	23

PIMCO Preferred and Capital Securities Fund	19

†	A zero balance may reflect actual amounts rounding to less than one thousand.

(g) Acquired Fund Fees and Expenses  PIMCO Capital Securities Fund (Cayman) Ltd. (the “Subsidiary”), has entered into a separate contract with PIMCO for the management of the Subsidiary’s portfolio pursuant to which the Subsidiary pays PIMCO a management fee and administrative services fee

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Notes to Financial Statements	(Cont.)

at the annual rates of 0.49% and 0.20%, respectively, of its net assets. PIMCO has contractually agreed to waive the Investment Advisory Fee and the Supervisory and Administrative Fees it receives from the Subsidiary in an amount equal to the management fee and administrative services fee, respectively, paid to PIMCO by the Subsidiary. This waiver may not be terminated by PIMCO and will remain in effect for as long as PIMCO’s contract with the Subsidiary is in place. The waiver is reflected on the Statements of Operations as a component of Waiver and/ or Reimbursement by PIMCO. During the period ended March 31, 2021, the amount was $ 1,724,700. See Note 14, Basis for Consolidation in the Notes to Financial Statements for more information regarding the Subsidiary.

10. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees paid to these parties are disclosed in Note 9, Fees and Expenses, and the accrued related party fee amounts are disclosed on the Statements of Assets and Liabilities.

Certain Funds are permitted to purchase or sell securities from or to certain related affiliated funds under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by the Funds from or to another fund or portfolio that are, or could be, considered an affiliate, or an affiliate of an affiliate, by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 under the Act. Further, as defined under the procedures, each transaction is effected at the current market price. Purchases and sales of securities pursuant to Rule 17a-7 under the Act for the period ended March 31, 2021, were as follows (amounts in thousands†):

Fund Name	Purchases	Sales

PIMCO Credit Opportunities Bond Fund	$5,923	$37,515

PIMCO Diversified Income Fund	66,739	3,433

PIMCO High Yield Spectrum Fund	14,707	27,363

PIMCO Long-Term Credit Bond Fund	92,205	788,808

PIMCO Low Duration Credit Fund	38,457	173,017

PIMCO Low Duration Income Fund	422,929	374,917

PIMCO Preferred and Capital Securities Fund	107,430	199,932

†	A zero balance may reflect actual amounts rounding to less than one thousand.

11. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee or officer of the Trust is indemnified and each employee or other agent of the Trust (including the Trust’s investment manager) may be indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts.

12. PURCHASES AND SALES OF SECURITIES

The length of time a Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Fund is known as “portfolio turnover.” Each Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover may involve correspondingly greater transaction costs, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities, which are borne by the Fund. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates when distributed to shareholders). The transaction costs associated with portfolio turnover may adversely affect a Fund’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended March 31, 2021, were as follows (amounts in thousands†):

	U.S. Government/Agency		All Other

Fund Name	Purchases	Sales	Purchases	Sales

PIMCO Credit Opportunities Bond Fund	$83,079	$88,804	$265,703	$213,604

PIMCO Diversified Income Fund	4,464,894	4,959,012	1,644,837	462,831

PIMCO ESG Income Fund	21,101	15,745	26,165	441

PIMCO High Yield Spectrum Fund	0	10,863	248,531	128,685

PIMCO Long-Term Credit Bond Fund	3,086,406	3,046,413	1,466,097	1,711,353

PIMCO Low Duration Credit Fund	0	0	789,704	723,327

PIMCO Low Duration Income Fund	33,877,315	33,048,711	2,610,700	1,918,816

PIMCO Preferred and Capital Securities Fund	0	0	1,245,726	929,315

†	A zero balance may reflect actual amounts rounding to less than one thousand.

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13. SHARES OF BENEFICIAL INTEREST

The Trust may issue an unlimited number of shares of beneficial interest with a $0.01 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands†):

	PIMCO Credit Opportunities Bond Fund				PIMCO Diversified Income Fund				PIMCO ESG Income Fund

	Year Ended 03/31/2021		Year Ended 03/31/2020		Year Ended 03/31/2021		Year Ended 03/31/2020		Inception date through 03/31/2021(a)

	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Receipts for shares sold

Institutional Class	17,386	$169,444	21,509	$214,927	165,151	$1,820,798	124,907	$1,384,119	3,584	$36,867

I-2	8,470	81,135	4,544	44,714	56,864	624,877	45,146	497,874	137	1,420

I-3	N/A	N/A	N/A	N/A	2,407	26,362	1,733	18,951	4	44

Administrative Class	N/A	N/A	N/A	N/A	1,861	20,366	3,442	38,110	N/A	N/A

Class A	1,071	10,453	1,377	13,815	11,844	130,736	23,272	256,516	2	23

Class C	68	647	121	1,206	2,292	25,151	3,356	37,209	14	140

Class C-2	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Issued as reinvestment of distributions

Institutional Class	618	6,098	1,059	10,494	11,675	129,038	12,296	135,966	14	145

I-2	348	3,420	230	2,263	1,337	14,794	998	11,038	0	0

I-3	N/A	N/A	N/A	N/A	78	861	41	457	0	0

Administrative Class	N/A	N/A	N/A	N/A	366	4,010	694	7,675	N/A	N/A

Class A	69	676	79	777	943	10,408	1,301	14,396	0	0

Class C	12	120	17	163	170	1,871	218	2,413	0	0

Class C-2	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Cost of shares redeemed

Institutional Class	(16,809)	(164,030)	(26,196)	(261,302)	(81,977)	(905,243)	(99,637)	(1,090,394)	(10)	(103)

I-2	(3,334)	(32,165)	(3,523)	(34,316)	(30,347)	(336,234)	(28,871)	(303,111)	0	0

I-3	N/A	N/A	N/A	N/A	(1,330)	(14,769)	(771)	(8,418)	0	0

Administrative Class	N/A	N/A	N/A	N/A	(16,855)	(190,142)	(2,889)	(31,430)	N/A	N/A

Class A	(1,345)	(13,269)	(1,626)	(15,817)	(9,118)	(100,372)	(18,659)	(205,130)	0	0

Class C	(269)	(2,628)	(153)	(1,508)	(3,867)	(43,012)	(2,763)	(30,329)	(5)	(50)

Class C-2	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Net increase (decrease) resulting from Fund share transactions	6,285	$59,901	(2,562)	$(24,584)	111,494	$1,219,500	63,814	$735,912	3,740	$38,486

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Notes to Financial Statements	(Cont.)

	PIMCO High Yield Spectrum Fund				PIMCO Long-Term Credit Bond Fund

	Year Ended 03/31/2021		Year Ended 03/31/2020		Year Ended 03/31/2021		Year Ended 03/31/2020

	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Receipts for shares sold

Institutional Class	15,758	$150,819	11,802	$114,924	127,496	$1,657,609	74,209	$945,065

I-2	10,940	103,496	9,172	88,789	6,512	84,387	76,109	913,081

I-3	321	3,226	131	1,285	N/A	N/A	N/A	N/A

Administrative Class	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Class A	2,000	19,050	2,616	25,490	N/A	N/A	N/A	N/A

Class C	143	1,341	212	2,080	N/A	N/A	N/A	N/A

Class C-2	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Issued as reinvestment of distributions

Institutional Class	556	5,350	2,128	20,777	20,005	265,843	13,375	169,882

I-2	991	9,549	1,026	9,948	845	11,228	2,819	36,025

I-3	4	44	5	44	N/A	N/A	N/A	N/A

Administrative Class	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Class A	254	2,431	334	3,235	N/A	N/A	N/A	N/A

Class C	28	269	37	358	N/A	N/A	N/A	N/A

Class C-2	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Cost of shares redeemed

Institutional Class	(11,086)	(105,205)	(64,310)	(631,552)	(138,210)	(1,837,578)	(119,006)	(1,478,867)

I-2	(3,876)	(37,699)	(14,477)	(135,288)	(12,780)	(168,188)	(68,705)	(804,433)

I-3	(16)	(150)	(305)	(2,969)	N/A	N/A	N/A	N/A

Administrative Class	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Class A	(2,658)	(25,406)	(3,653)	(35,009)	N/A	N/A	N/A	N/A

Class C	(445)	(4,325)	(286)	(2,716)	N/A	N/A	N/A	N/A

Class C-2	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Net increase (decrease) resulting from Fund share transactions	12,914	$122,790	(55,568)	$(540,604)	3,868	$13,301	(21,199)	$(219,247)

176	PIMCO CREDIT BOND FUNDS

March 31, 2021

PIMCO Low Duration Credit Fund				PIMCO Low Duration Income Fund					PIMCO Preferred and Capital Securities Fund

Year Ended 03/31/2021		Year Ended 03/31/2020		Year Ended 03/31/2021			Year Ended 03/31/2020		Year Ended 03/31/2021		Year Ended 03/31/2020

Shares	Amount	Shares	Amount	Shares	Amount		Shares	Amount	Shares	Amount	Shares		Amount

57,516	$508,572	8,053	$71,706	139,515	$1,189,071		138,482	$1,183,176	90,063	$946,468	104,274		$1,078,445

1,210	11,212	1,864	18,194	220,654	1,875,382		291,656	2,494,678	15,481	164,218	28,613		298,095

N/A	N/A	N/A	N/A	10,676	90,305		4,569	39,250	2,563	26,519	2,443		24,672

N/A	N/A	N/A	N/A	N/A	N/A		N/A	N/A	N/A	N/A	N/A		N/A

1,761	16,324	1,788	17,491	117,404	1,000,360		151,107	1,296,372	11,242	119,798	30,453		320,917

176	1,637	374	3,671	8,566	72,817		12,717	108,692	758	7,969	1,463	(b)	15,617	(b)

N/A	N/A	N/A	N/A	369 (c)	3,203	(c)	N/A	N/A	N/A	N/A	N/A		N/A

1,364	12,505	674	6,545	6,729	57,016		10,108	86,282	3,573	38,995	2,450		25,679

89	819	173	1,685	7,249	61,447		8,838	75,346	964	10,489	1,095		11,412

N/A	N/A	N/A	N/A	168	1,430		266	2,275	135	1,462	90		935

N/A	N/A	N/A	N/A	N/A	N/A		N/A	N/A	N/A	N/A	N/A		N/A

177	1,630	343	3,332	4,365	36,987		5,458	46,542	937	10,166	1,054		11,001

46	421	145	1,409	560	4,739		820	7,000	47	511	12	(b)	131	(b)

N/A	N/A	N/A	N/A	1 (c)	9	(c)	N/A	N/A	N/A	N/A	N/A		N/A

(53,754)	(491,341)	(8,853)	(83,558)	(98,942)	(830,487)		(137,843)	(1,157,264)	(69,562)	(732,835)	(47,291)		(492,441)

(1,937)	(17,814)	(3,019)	(28,964)	(152,068)	(1,281,222)		(233,999)	(1,951,013)	(12,716)	(132,374)	(17,787)		(175,055)

N/A	N/A	N/A	N/A	(3,291)	(27,710)		(6,870)	(57,819)	(1,922)	(19,883)	(667)		(6,426)

N/A	N/A	N/A	N/A	N/A	N/A		N/A	N/A	N/A	N/A	N/A		N/A

(2,168)	(19,747)	(5,260)	(50,376)	(82,399)	(696,005)		(113,424)	(958,767)	(13,550)	(142,914)	(14,737)		(148,658)

(1,774)	(16,309)	(2,666)	(25,529)	(9,832)	(83,279)		(10,518)	(88,968)	(340)	(3,608)	(114	)(b)	(1,067	)(b)

N/A	N/A	N/A	N/A	0 (c)	(1	)(c)	N/A	N/A	N/A	N/A	N/A		N/A

2,706	$7,909	(6,384)	$(64,394)	169,724	$1,474,062		121,367	$1,125,782	27,673	$294,981	91,351		$963,257

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Inception date of the Fund was September 30, 2020.
(b)	Inception date of Class C was August 23, 2019.
(c)	Inception date of Class C-2 was October 21, 2020.

The following table discloses the number of shareholders that own 10% or more of the outstanding shares of a Fund along with their respective percent ownership, if any, as of March 31, 2021. Some of these shareholders may be considered related parties, which may include, but are not limited to, the investment adviser and its affiliates, affiliated broker dealers, fund of funds and directors or employees of the Trust or Adviser.

	Shareholders that own 10% or more of outstanding shares		Total percentage of portfolio held by shareholders that own 10% or more of outstanding shares

	Non-Related Parties	Related Parties	Non-Related Parties	Related Parties

PIMCO ESG Income Fund	0	1	0%	14%

PIMCO Low Duration Credit Fund	0	1	0%	30%

14. BASIS FOR CONSOLIDATION

The Subsidiary, a Cayman Islands exempted company, was incorporated on February 4, 2015, as a wholly owned subsidiary acting as an investment vehicle for the PIMCO Preferred and Capital Securities Fund (the “PCS Fund”) in order to effect certain investments for the PCS Fund consistent with the PCS Fund’s investment objectives and policies as specified in its prospectus and statement of additional information. The PCS Fund’s investment portfolio has been consolidated and includes the portfolio holdings of the PCS Fund and the Subsidiary. The consolidated financial statements include the accounts of the PCS Fund and the Subsidiary, if any. All inter-company transactions and balances have been eliminated. A subscription agreement was entered into between the PCS Fund and the Subsidiary, comprising the entire issued share capital of the Subsidiary, with the intent that the PCS Fund will remain the sole shareholder and retain all rights. Under the Memorandum and Articles of Association, shares issued by the Subsidiary confer upon a shareholder the right to receive notice of, to attend and to vote at general meetings of the Subsidiary

ANNUAL REPORT	|	MARCH 31, 2021	177

Notes to Financial Statements	(Cont.)

and shall confer upon the shareholder rights in a winding-up or repayment of capital and the right to participate in the profits or assets of the Subsidiary. The net assets of the Subsidiary as of period end represented 16.7% of the Fund’s consolidated net assets.

15. REGULATORY AND LITIGATION MATTERS

The Funds are not named as defendants in any material litigation or arbitration proceedings and are not aware of any material litigation or claim pending or threatened against them.

The foregoing speaks only as of the date of this report.

16. FEDERAL INCOME TAX MATTERS

Each Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

A Fund may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Adviser has reviewed the Funds’ tax positions for all open tax years. As of March 31, 2021, the Funds have recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions they have taken or expect to take in future tax returns.

The Funds file U.S. federal, state, and local tax returns as required. The Funds’ tax returns are subject to examination by relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

As of March 31, 2021, the components of distributable taxable earnings are as follows (amounts in thousands†):

	Undistributed Ordinary Income(1)	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation)(2)	Other Book-to-Tax Accounting Differences(3)	Accumulated Capital Losses(4)	Qualified Late-Year Loss Deferral - Capital(5)	Qualified Late-Year Loss Deferral - Ordinary(6)	Total Distributable Earnings

PIMCO Credit Opportunities Bond Fund	$5,336	$0	$4,530	$(1)	$(54,930)	$0	$0	$(45,065)

PIMCO Diversified Income Fund	6,995	0	49,454	(940)	(40,463)	0	0	15,046

PIMCO ESG Income Fund	115	0	131	0	(28)	0	0	218

PIMCO High Yield Spectrum Fund	7,673	0	2,845	(121)	(49,699)	0	0	(39,302)

PIMCO Long-Term Credit Bond Fund	51,319	63,791	116,501	(472)	0	0	0	231,139

PIMCO Low Duration Credit Fund	2,166	0	4,656	(20)	(71,835)	0	0	(65,033)

PIMCO Low Duration Income Fund	0	0	38,922	(2,184)	(200,810)	0	0	(164,072)

PIMCO Preferred and Capital Securities Fund	15,789	16,238	81,106	0	0	0	0	113,133

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)	Includes undistributed short-term capital gains, if any.
(2)

Adjusted for open wash sale loss deferrals and the accelerated recognition of unrealized gain or loss on certain futures, options and forward contracts for federal income tax purposes. Also adjusted for differences between book and tax realized and unrealized gain (loss) on swap contracts, sale/buyback transactions, interest accrued on defaulted securities, straddle loss deferrals, hyperinflationary investments, Passive Foreign Investment Companies (PFICs), and partnership investments.

(3)

Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America, mainly for organizational costs and distributions payable at fiscal year-end.

(4)	Capital losses available to offset future net capital gains expire in varying amounts as shown below.
(5)	Capital losses realized during the period November 1, 2020 through March 31, 2021 which the Funds elected to defer to the following taxable year pursuant to income tax regulations.
(6)

Specified losses realized during the period November 1, 2020 through March 31, 2021 and Ordinary losses realized during the period January 1, 2021 through March 31, 2021, which the Funds elected to defer to the following taxable year pursuant to income tax regulations.

Under the Regulated Investment Company Modernization Act of 2010, a fund is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law.

As of March 31, 2021, the Funds had the following post-effective capital losses with no expiration (amounts in thousands†):

	Short-Term	Long-Term

PIMCO Credit Opportunities Bond Fund*	$30,937	$23,993

PIMCO Diversified Income Fund	30,282	10,181

PIMCO ESG Income Fund	28	0

178	PIMCO CREDIT BOND FUNDS

March 31, 2021

	Short-Term	Long-Term

PIMCO High Yield Spectrum Fund*	$203	$49,496

PIMCO Long-Term Credit Bond Fund	0	0

PIMCO Low Duration Credit Fund*	1,959	69,876

PIMCO Low Duration Income Fund	61,817	138,993

PIMCO Preferred and Capital Securities Fund	0	0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
*	Portion of amount represents realized loss and recognized built-in loss under IRC 382-83, which is carried forward to future years to offset future realized gain subject to certain limitations.

As of March 31, 2021, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands†):

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)(7)

PIMCO Credit Opportunities Bond Fund	$403,204	$14,310	$(9,782)	$4,528

PIMCO Diversified Income Fund	5,502,197	185,472	(135,002)	50,470

PIMCO ESG Income Fund	37,186	421	(286)	135

PIMCO High Yield Spectrum Fund	468,578	16,897	(13,889)	3,008

PIMCO Long-Term Credit Bond Fund	4,227,442	256,380	(138,847)	117,533

PIMCO Low Duration Credit Fund	286,772	6,108	(1,281)	4,827

PIMCO Low Duration Income Fund	8,833,018	300,488	(258,698)	41,790

PIMCO Preferred and Capital Securities Fund	1,852,658	90,069	(8,204)	81,865

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(7)

Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) are attributable to open wash sale loss deferrals, unrealized gain or loss on certain futures, options and forward contracts, realized and unrealized gain (loss) swap contracts, sale/buyback transactions, interest accrued on defaulted securities, straddle loss deferrals, hyperinflationary investments, Passive Foreign Investment Companies (PFICs), and partnership investments.

For the fiscal years ended March 31, 2021 and March 31, 2020, respectively, the Funds made the following tax basis distributions (amounts in thousands†):

	March 31, 2021			March 31, 2020

	Ordinary Income Distributions(8)	Long-Term Capital Gain Distributions	Return of Capital(9)	Ordinary Income Distributions(8)	Long-Term Capital Gain Distributions	Return of Capital(9)

PIMCO Credit Opportunities Bond Fund	$13,801	$0	$0	$16,000	$0	$0

PIMCO Diversified Income Fund	171,361	0	0	185,589	0	0

PIMCO ESG Income Fund	145	0	0	0	0	0

PIMCO High Yield Spectrum Fund	18,960	0	0	35,915	0	0

PIMCO Long-Term Credit Bond Fund	191,241	98,003	0	213,296	0	0

PIMCO Low Duration Credit Fund	15,555	0	0	13,664	0	0

PIMCO Low Duration Income Fund	152,870	0	35,601	259,370	0	0

PIMCO Preferred and Capital Securities Fund	66,842	161	0	49,804	0	0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(8)	Includes short-term capital gains distributed, if any.
(9)

A portion of the distributions made represents a tax return of capital. Return of capital distributions have been reclassified from undistributed net investment income to paid-in capital to more appropriately conform financial accounting to tax accounting.

17. SUBSEQUENT EVENTS

On February 10, 2021, the Board approved a proposal to change the name of the PIMCO Senior Floating Rate Fund to PIMCO Low Duration Credit Fund. The name change occurred on May 3, 2021.

Effective May 3, 2021, any redemptions of PIMCO Low Duration Credit Fund shares will no longer be subject to a redemption fee.

There were no other subsequent events identified that require recognition or disclosure.

ANNUAL REPORT	|	MARCH 31, 2021	179

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of PIMCO Funds and Shareholders of PIMCO Credit Opportunities Bond Fund, PIMCO Diversified Income Fund, PIMCO ESG Income Fund, PIMCO High Yield Spectrum Fund, PIMCO Long-Term Credit Bond Fund, PIMCO Low Duration Credit Fund, PIMCO Low Duration Income Fund and PIMCO Preferred and Capital Securities Fund

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of each of the funds indicated in the table below (eight of the funds constituting PIMCO Funds, hereafter collectively referred to as the “Funds”) as of March 31, 2021, the related statements of operations, of cash flows for PIMCO Long-Term Credit Bond Fund and PIMCO Low Duration Credit Fund, and of changes in net assets for each of the periods indicated in the table below, including the related notes, and the financial highlights for each of the periods indicated in the table below (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of March 31, 2021, the results of each of their operations and each of the cash flows for PIMCO Long-Term Credit Bond Fund and PIMCO Low Duration Credit Fund, the changes in each of their net assets, and each of the financial highlights for each of the periods indicated in the table below, in conformity with accounting principles generally accepted in the United States of America.

PIMCO Credit Opportunities Bond Fund(1)

PIMCO Diversified Income Fund(2)

PIMCO ESG Income Fund(3)

PIMCO High Yield Spectrum Fund(2)

PIMCO Long-Term Credit Bond Fund(4)

PIMCO Low Duration Credit Fund(4)

PIMCO Low Duration Income Fund(2)

PIMCO Preferred and Capital Securities Fund(2)

(1)

Statement of operations for the year ended March 31, 2021, statement of changes in net assets for the years ended March 31, 2021 and 2020 and the financial highlights for the years ended March 31, 2021, 2020, 2019, 2018 and 2017

(2)

Statement of operations for the year ended March 31, 2021, statement of changes in net assets for the years ended March 31, 2021 and 2020 and the financial highlights for each of the periods indicated therein

(3)	Statement of operations, statement of changes in net assets and the financial highlights for the period September 30, 2020 (inception date) through March 31, 2021
(4)

Statement of operations and statement of cash flows for the year ended March 31, 2021, statement of changes in net assets for the years ended March 31, 2021 and 2020 and the financial highlights for the years ended March 31, 2021, 2020, 2019, 2018 and 2017

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of March 31, 2021 by correspondence with the custodian, transfer agent, brokers and agent banks; when replies were not received from brokers or agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

Kansas City, Missouri

May 27, 2021

We have served as the auditor of one or more investment companies in PIMCO Funds since 1987.

180	PIMCO CREDIT BOND FUNDS

Glossary:	(abbreviations that may be used in the preceding statements)	(Unaudited)

Counterparty Abbreviations:

AZD	Australia and New Zealand Banking Group	FBF	Credit Suisse International	NGF	Nomura Global Financial Products, Inc.

BCY	Barclays Capital, Inc.	FICC	Fixed Income Clearing Corporation	NOM	Nomura Securities International Inc.

BOA	Bank of America N.A.	FOB	Credit Suisse Securities (USA) LLC	NXN	Natixis New York

BOM	Bank of Montreal	GLM	Goldman Sachs Bank USA	RBC	Royal Bank of Canada

BPG	BNP Paribas Securities Corp.	GSC	Goldman Sachs & Co. LLC	RYL	NatWest Markets Plc

BPS	BNP Paribas S.A.	GST	Goldman Sachs International	SAL	Citigroup Global Markets, Inc.

BRC	Barclays Bank PLC	HUS	HSBC Bank USA N.A.	SBI	Citigroup Global Markets Ltd.

BSH	Banco Santander S.A. - New York Branch	IND	Crédit Agricole Corporate and Investment Bank S.A.	SCX	Standard Chartered Bank, London

BSN	The Bank of Nova Scotia - Toronto	JML	JP Morgan Securities Plc	SOG	Societe Generale Paris

CBK	Citibank N.A.	JPM	JP Morgan Chase Bank N.A.	SSB	State Street Bank and Trust Co.

DBL	Deutsche Bank AG London	JPS	J.P. Morgan Securities LLC	TDM	TD Securities (USA) LLC

DEU	Deutsche Bank Securities, Inc.	MEI	Merrill Lynch International	TOR	The Toronto-Dominion Bank

DUB	Deutsche Bank AG	MYC	Morgan Stanley Capital Services LLC	UAG	UBS AG Stamford

FAR	Wells Fargo Bank National Association	MYI	Morgan Stanley & Co. International PLC	UBS	UBS Securities LLC

Currency Abbreviations:

ARS	Argentine Peso	DOP	Dominican Peso	NOK	Norwegian Krone

AUD	Australian Dollar	EUR	Euro	PEN	Peruvian New Sol

BRL	Brazilian Real	GBP	British Pound	PLN	Polish Zloty

CAD	Canadian Dollar	HKD	Hong Kong Dollar	RUB	Russian Ruble

CLP	Chilean Peso	HUF	Hungarian Forint	SEK	Swedish Krona

CNH	Chinese Renminbi (Offshore)	IDR	Indonesian Rupiah	TRY	Turkish New Lira

CNY	Chinese Renminbi (Mainland)	INR	Indian Rupee	USD (or $)	United States Dollar

COP	Colombian Peso	JPY	Japanese Yen	ZAR	South African Rand

DKK	Danish Krone	MXN	Mexican Peso

Exchange Abbreviations:

CME	Chicago Mercantile Exchange	OTC	Over the Counter

Index/Spread Abbreviations:

BADLARPP	Argentina Badlar Floating Rate Notes	CMBX	Commercial Mortgage-Backed Index	RUONIA	Ruble Overnight Index Average

BBSW3M	3 Month Bank Bill Swap Rate	CNREPOFIX	China Fixing Repo Rates 7-Day	SONIO	Sterling Overnight Interbank Average Rate

CDX.EM	Credit Derivatives Index - Emerging Markets	EUR003M	3 Month EUR Swap Rate	UKRPI	United Kingdom Retail Prices Index

CDX.HY	Credit Derivatives Index - High Yield	H15T1Y	1 Year US Treasury Yield Curve Constant Maturity Rate	US0003M	ICE 3-Month USD LIBOR

CDX.IG	Credit Derivatives Index - Investment Grade	LIBOR03M	3 Month USD-LIBOR	US0006M	ICE 6-Month USD LIBOR

CDX.MCDX	Credit Derivatives Index - Municipal Bond Credit Derivative Index	PRIME	Daily US Prime Rate

Other Abbreviations:

ABS	Asset-Backed Security	CDO	Collateralized Debt Obligation	OIS	Overnight Index Swap

ALT	Alternate Loan Trust	CLO	Collateralized Loan Obligation	PIK	Payment-in-Kind

BABs	Build America Bonds	CMBS	Collateralized Mortgage-Backed Security	REMIC	Real Estate Mortgage Investment Conduit

BBR	Bank Bill Rate	DAC	Designated Activity Company	RMBS	Residential Mortgage-Backed Security

BBSW	Bank Bill Swap Reference Rate	EURIBOR	Euro Interbank Offered Rate	TBA	To-Be-Announced

BTP	Buoni del Tesoro Poliennali “Long-term Treasury Bond”	JIBAR	Johannesburg Interbank Agreed Rate	TBD	To-Be-Determined

CBO	Collateralized Bond Obligation	LIBOR	London Interbank Offered Rate	TBD%	Interest rate to be determined when loan settles or at the time of funding

CDI	Brazil Interbank Deposit Rate	Lunar	Monthly payment based on 28-day periods. One year consists of 13 periods.	TIIE	Tasa de Interés Interbancaria de Equilibrio “Equilibrium Interbank Interest Rate”

ANNUAL REPORT	|	MARCH 31, 2021	181

Federal Income Tax Information	(Unaudited)

As required by the Internal Revenue Code (“Code”) and Treasury Regulations, if applicable, shareholders must be notified within 60 days of the Funds’ fiscal year end regarding the status of qualified dividend income and the dividend received deduction.

Dividend Received Deduction.  Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Funds’ dividend distribution that qualifies under tax law. The percentage of the following Funds’ Fiscal 2021 ordinary income dividend that qualifies for the corporate dividend received deduction is set forth below:

Qualified Dividend Income.  Under the Jobs and Growth Tax Relief Reconciliation Act of 2003, the following percentage of ordinary dividends paid during the fiscal year ended March 31, 2021 was designated as ‘qualified dividend income’ as defined in the Jobs and Growth Tax Relief Reconciliation Act of 2003 subject to reduced tax rates in 2021:

Qualified Interest Income and Qualified Short-Term Capital Gain (for non-U.S. resident shareholders only).  Under the American Jobs Creation Act of 2004, the following amounts of ordinary dividends paid during the fiscal year ended March 31, 2021 are considered to be derived from “qualified interest income,” as defined in Section 871(k)(1)(E) of the Code, and therefore are designated as interest-related dividends, as defined in Section 871(k)(1)(C) of the Code. Further, the following amounts of ordinary dividends paid during the fiscal year ended March 31, 2021 are considered to be derived from “qualified short-term capital gain,” as defined in

Section 871(k)(2)(D) of the Code, and therefore are designated as qualified short-term gain dividends, as defined by Section 871(k)(2)(C) of the Code.

	Dividend Received Deduction %	Qualified Dividend Income %	Qualified Interest Income (000s† )	Qualified Short-Term Capital Gain (000s†)

PIMCO Credit Opportunities Bond Fund	0%	0%	$11,536	$0

PIMCO Diversified Income Fund	0%	0%	122,335	0

PIMCO ESG Income Fund	0%	0%	0	0

PIMCO High Yield Spectrum Fund	0%	0%	18,960	0

PIMCO Long-Term Credit Bond Fund	0%	0%	191,241	0

PIMCO Low Duration Credit Fund	0%	0%	15,555	0

PIMCO Low Duration Income Fund	0%	0%	152,870	0

PIMCO Preferred and Capital Securities Fund	40.53%	92.94%	66,842	0

†	A zero balance may reflect actual amounts rounding to less than one thousand.

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. In January 2022, you will be advised on IRS Form 1099-DIV as to the federal tax status of the dividends and distributions received by you in calendar year 2021.

Section 163(j) Interest Dividends.  The funds intend to pass through the maximum amount allowable as Section 163(j) Interest Dividends as defined in Proposed Treasury Section 1.163(j)-1(b). The 163(j) percentage of ordinary income distributions are as follows:

163 (j) Interest Dividends %

PIMCO Credit Opportunities Bond Fund	0%

PIMCO Diversified Income Fund	0%

PIMCO ESG Income Fund	0%

PIMCO High Yield Spectrum Fund	0%

PIMCO Long-Term Credit Bond Fund	0%

PIMCO Low Duration Credit Fund	0%

PIMCO Low Duration Income Fund	0%

PIMCO Preferred and Capital Securities Fund	0%

182	PIMCO CREDIT BOND FUNDS

Distribution Information	(Unaudited)

For purposes of Section 19 of the Investment Company Act of 1940 (the “Act”), the Funds estimated the periodic sources of any dividends paid during the period covered by this report in accordance with good accounting practice. Pursuant to Rule 19a-1(e) under the Act, the table below sets forth the actual source information for dividends paid during the fiscal period ended March 31, 2021 calculated as of each distribution period pursuant to Section 19 of the Act. The information below is not provided for U.S. federal income tax reporting purposes. The tax character of all dividends and distributions is reported on Form 1099-DIV (for shareholders who receive U.S. federal tax reporting) at the end of each calendar year.

See the Financial Highlights section of this report for the tax characterization of distributions determined in accordance with federal income tax regulations for the fiscal year.

PIMCO Low Duration Income Fund

Institutional Class	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

October 2020	$0.0245	$0.0000	$0.0000	$0.0245

November 2020	$0.0245	$0.0000	$0.0000	$0.0245

December 2020	$0.0245	$0.0000	$0.0000	$0.0245

January 2021	$0.0200	$0.0000	$0.0000	$0.0200

February 2021	$0.0200	$0.0000	$0.0000	$0.0200

March 2021	$0.0200	$0.0000	$0.0000	$0.0200

I-2 Class	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

October 2020	$0.0238	$0.0000	$0.0000	$0.0238

November 2020	$0.0238	$0.0000	$0.0000	$0.0238

December 2020	$0.0238	$0.0000	$0.0000	$0.0238

January 2021	$0.0193	$0.0000	$0.0000	$0.0193

February 2021	$0.0193	$0.0000	$0.0000	$0.0193

March 2021	$0.0193	$0.0000	$0.0000	$0.0193

I-3 Class	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

October 2020	$0.0235	$0.0000	$0.0000	$0.0235

November 2020	$0.0234	$0.0000	$0.0000	$0.0234

December 2020	$0.0234	$0.0000	$0.0000	$0.0234

January 2021	$0.0189	$0.0000	$0.0000	$0.0189

February 2021	$0.0189	$0.0000	$0.0000	$0.0189

March 2021	$0.0189	$0.0000	$0.0000	$0.0189

Class A	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

October 2020	$0.0217	$0.0000	$0.0000	$0.0217

November 2020	$0.0217	$0.0000	$0.0000	$0.0217

December 2020	$0.0216	$0.0000	$0.0000	$0.0216

January 2021	$0.0171	$0.0000	$0.0000	$0.0171

February 2021	$0.0171	$0.0000	$0.0000	$0.0171

March 2021	$0.0171	$0.0000	$0.0000	$0.0171

ANNUAL REPORT	|	MARCH 31, 2021	183

Distribution Information	(Cont.)	(Unaudited)

Class C	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

October 2020	$0.0196	$0.0000	$0.0000	$0.0196

November 2020	$0.0196	$0.0000	$0.0000	$0.0196

December 2020	$0.0195	$0.0000	$0.0000	$0.0195

January 2021	$0.0149	$0.0000	$0.0000	$0.0149

February 2021	$0.0149	$0.0000	$0.0000	$0.0149

March 2021	$0.0149	$0.0000	$0.0000	$0.0149

Class C-2	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

October 2020	$0.0062	$0.0000	$0.0000	$0.0062

November 2020	$0.0182	$0.0000	$0.0000	$0.0182

December 2020	$0.0181	$0.0000	$0.0000	$0.0181

January 2021	$0.0135	$0.0000	$0.0000	$0.0135

February 2021	$0.0135	$0.0000	$0.0000	$0.0135

March 2021	$0.0135	$0.0000	$0.0000	$0.0135

*

The source of dividends provided in the table differs, in some respects, from information presented in this report prepared in accordance with generally accepted accounting principles, or U.S. GAAP. For example, net earnings from certain interest rate swap contracts are included as a source of net investment income for purposes of Section 19(a). Accordingly, the information in the table may differ from information in the accompanying financial statements that are presented on the basis of U.S. GAAP and may differ from tax information presented in the footnotes. Amounts shown may include accumulated, as well as fiscal period net income and net profits.

**	Occurs when a fund distributes an amount greater than its accumulated net income and net profits. Amounts are not reflective of a fund’s net income, yield, earnings or investment performance.

184	PIMCO CREDIT BOND FUNDS

Management of the Trust	(Unaudited)

The charts below identify the Trustees and executive officers of the Trust. Unless otherwise indicated, the address of all persons below is 650 Newport Center Drive, Newport Beach, CA 92660.

The Funds’ Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at (888) 87-PIMCO or visit the Funds’ website at www.pimco.com.

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served†	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Public Company and Investment Company Directorships Held by Trustee During the Past 5 Years

Interested Trustees[1]

Peter G. Strelow (1970) Chairman of the Board and Trustee	05/2017 to present Chairman 02/2019 to present	Managing Director and Co-Chief Operating Officer, PIMCO. Senior Vice President of the Trust, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Chief Administrative Officer, PIMCO.	149	Chairman and Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT.

Kimberley G. Stafford (1978) Trustee	02/2021 to present	Managing Director and Global Head of Product Strategy, PIMCO; and Member of Executive Committee. Formerly, Head of Asia-Pacific, Global Head of Consultant Relations and Head of US Institutional and Alternatives Sales, PIMCO.	149	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT.

Independent Trustees

George E. Borst (1948) Trustee	04/2015 to present	Executive Advisor, McKinsey & Company; Formerly, Executive Advisor, Toyota Financial Services; and CEO, Toyota Financial Services.	149	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, MarineMax Inc.

Jennifer Holden Dunbar (1963) Trustee	04/2015 to present	Managing Director, Dunbar Partners, LLC (business consulting and investments). Formerly, Partner, Leonard Green & Partners, L.P.	149	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, PS Business Parks; Director, Big 5 Sporting Goods Corporation.

Kym M. Hubbard (1957) Trustee	02/2017 to present	Formerly, Global Head of Investments, Chief Investment Officer and Treasurer, Ernst & Young.	149	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, State Auto Financial Corporation.

Gary F. Kennedy (1955) Trustee	04/2015 to present	Formerly, Senior Vice President, General Counsel and Chief Compliance Officer, American Airlines and AMR Corporation (now American Airlines Group).	149	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Peter B. McCarthy (1950) Trustee	04/2015 to present	Formerly, Assistant Secretary and Chief Financial Officer, United States Department of Treasury; Deputy Managing Director, Institute of International Finance.	149	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Ronald C. Parker (1951) Lead Independent Trustee	07/2009 to present Lead Independent Trustee - 02/2017 to present	Director of Roseburg Forest Products Company. Formerly, Chairman of the Board, The Ford Family Foundation; and President, Chief Executive Officer, Hampton Affiliates (forestry products).	149	Lead Independent Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

*	Unless otherwise noted, the information for the individuals listed is as of March 31, 2021.
[1]	Ms. Stafford and Mr. Strelow are “interested persons” of the Trust (as that term is defined in the 1940 Act) because of their affiliations with PIMCO.
†	Trustees serve until their successors are duly elected and qualified.

ANNUAL REPORT	|	MARCH 31, 2021	185

Management of the Trust	(Cont.)	(Unaudited)

Executive Officers

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years†

Eric D. Johnson (1970) President	06/2019 to present	Executive Vice President and Head of Funds Business Group Americas, PIMCO. President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

David C. Flattum (1964) Chief Legal Officer	05/2019 to present	Managing Director and General Counsel, PIMCO. Chief Legal Officer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, Managing Director, Chief Operating Officer and General Counsel, Allianz Asset Management of America L.P.

Keisha Audain-Pressley (1975) Chief Compliance Officer	01/2020 to present	Executive Vice President and Deputy Chief Compliance Officer, PIMCO. Chief Compliance Officer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Joshua D. Ratner (1976)** Senior Vice President	05/2019 to present	Executive Vice President and Head of Americas Operations, PIMCO. Senior Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Peter G. Strelow (1970) Senior Vice President	06/2019 to present	Managing Director and Co-Chief Operating Officer, PIMCO. Senior Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Chief Administrative Officer, PIMCO.

Ryan G. Leshaw (1980) Vice President - Senior Counsel, Secretary	11/2018 to present	Executive Vice President and Senior Counsel, PIMCO. Vice President, Senior Counsel and Secretary, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Chief Legal Officer, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Associate, Willkie Farr & Gallagher LLP.

Wu-Kwan Kit (1981) Assistant Secretary	08/2017 to present	Senior Vice President and Senior Counsel, PIMCO. Assistant Secretary, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Vice President, Senior Counsel and Secretary, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Assistant General Counsel, VanEck Associates Corp.

Jeffrey A. Byer (1976) Vice President	02/2020 to present	Executive Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Elizabeth A. Duggan (1964) Vice President	02/2021 to present	Executive Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Brian J. Pittluck (1977) Vice President	01/2020 to present	Senior Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Bijal Y. Parikh (1978) Treasurer	01/2021 to present	Senior Vice President, PIMCO. Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Erik C. Brown (1967)*** Assistant Treasurer	02/2001 to present	Executive Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Brandon T. Evans (1982) Assistant Treasurer	05/2019 to present	Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Colleen D. Miller (1980)** Assistant Treasurer	02/2017 to present	Senior Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Deputy Treasurer, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Jason J. Nagler (1982)*** Assistant Treasurer	05/2015 to present	Senior Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

H. Jessica Zhang (1973)** Assistant Treasurer	01/2020 to present	Senior Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

*	Unless otherwise noted, the information for the individuals listed is as of March 31, 2021.
†

The term “PIMCO-Sponsored Closed-End Funds” as used herein includes: PIMCO California Municipal Income Fund, PIMCO California Municipal Income Fund II, PIMCO California Municipal Income Fund III, PIMCO Municipal Income Fund, PIMCO Municipal Income Fund II, PIMCO Municipal Income Fund III, PIMCO New York Municipal Income Fund, PIMCO New York Municipal Income Fund II, PIMCO New York Municipal Income Fund III, PCM Fund Inc., PIMCO Corporate & Income Opportunity Fund, PIMCO Corporate & Income Strategy Fund, PIMCO Dynamic Credit and Mortgage Income Fund, PIMCO Dynamic Income Fund, PIMCO Dynamic Income Opportunities Fund, PIMCO Energy and Tactical Credit Opportunities Fund, PIMCO Global StocksPLUS® & Income Fund, PIMCO High Income Fund, PIMCO Income Opportunity Fund, PIMCO Income Strategy Fund, PIMCO Income Strategy Fund II and PIMCO Strategic Income Fund, Inc.; the term “PIMCO-Sponsored Interval Funds” as used herein includes: PIMCO Flexible Credit Income Fund and PIMCO Flexible Municipal Income Fund.

**	The address of these officers is Pacific Investment Management Company LLC, 1633 Broadway, New York, New York 10019.
***	The address of these officers is Pacific Investment Management Company LLC, 401 Congress Ave., Austin, Texas 78701.

186	PIMCO CREDIT BOND FUNDS

Privacy Policy[1]	(Unaudited)

The Funds2,3 consider customer privacy to be a fundamental aspect of their relationships with shareholders and are committed to maintaining the confidentiality, integrity and security of their current, prospective and former shareholders’ non-public personal information. The Funds have developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

OBTAINING NON-PUBLIC PERSONAL INFORMATION

In the course of providing shareholders with products and services, the Funds and certain service providers to the Funds, such as the Funds’ investment advisers or sub-advisers (“Advisers”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial professional or consultant, and/or from information captured on applicable websites.

RESPECTING YOUR PRIVACY

As a matter of policy, the Funds do not disclose any non-public personal information provided by shareholders or gathered by the Funds to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Funds. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. The Funds or their affiliates may also retain non-affiliated companies to market Fund shares or products which use Fund shares and enter into joint marketing arrangements with them and other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Funds may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm and/or financial professional or consultant.

SHARING INFORMATION WITH THIRD PARTIES

The Funds reserve the right to disclose or report personal or account information to non-affiliated third parties in limited circumstances where the Funds believe in good faith that disclosure is required under law, to cooperate with regulators or law enforcement authorities, to protect their rights or property, or upon reasonable request by any Fund in which a shareholder has invested. In addition, the Funds may disclose information about a shareholder or a shareholder’s accounts to a non-affiliated third party at the shareholder’s request or with the consent of the shareholder.

SHARING INFORMATION WITH AFFILIATES

The Funds may share shareholder information with their affiliates in connection with servicing shareholders’ accounts, and subject to applicable law may provide shareholders with information about products and services that the Funds or their Advisers, distributors or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Funds may share may include, for example, a shareholder’s participation in the Funds or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), information about the Funds’ experiences or transactions with a shareholder, information captured on applicable websites, or other data about a shareholder’s accounts, subject to applicable law. The Funds’ Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

PROCEDURES TO SAFEGUARD PRIVATE INFORMATION

The Funds take seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Funds have implemented procedures that are designed to restrict access to a shareholder’s non-public personal information to internal personnel who need to know that information to perform their jobs, such as servicing shareholder accounts or notifying shareholders of new products or services. Physical, electronic and procedural safeguards are in place to guard a shareholder’s non-public personal information.

INFORMATION COLLECTED FROM WEBSITES

The Funds or their service providers and partners may collect information from shareholders via websites they maintain. The information collected via websites maintained by the Funds or their service providers includes client non-public personal information.

CHANGES TO THE PRIVACY POLICY

From time to time, the Funds may update or revise this privacy policy. If there are changes to the terms of this privacy policy, documents containing the revised policy on the relevant website will be updated.

1 Amended as of June 25, 2020.

2 PIMCO Investments LLC (“PI”) serves as the Funds’ distributor and does not provide brokerage services or any financial advice to investors in the Funds solely because it distributes the Funds. This Privacy Policy applies to the activities of PI to the extent that PI regularly effects or engages in transactions with or for a shareholder of a series of a Trust who is the record owner of such shares. For purposes of this Privacy Policy, references to “the Funds” shall include PI when acting in this capacity.

3 When distributing this Policy, a Fund may combine the distribution with any similar distribution of its investment adviser’s privacy policy. The distributed, combined, policy may be written in the first person (i.e. by using “we” instead of “the Funds”).

ANNUAL REPORT	|	MARCH 31, 2021	187

Liquidity Risk Management Program	(Unaudited)

In compliance with Rule 22e-4 (the “Liquidity Rule”) under the Investment Company Act of 1940, as amended (“1940 Act”), PIMCO Funds (the “Trust”) has adopted and implemented a liquidity risk management program (the “Program”) for each series of the Trust (each a “Fund” and collectively, the “Funds”) not regulated as a money market fund under 1940 Act Rule 2a-7, which is reasonably designed to assess and manage the Funds’ liquidity risk. The Trust’s Board of Trustees (the “Board”) previously approved the designation of the PIMCO Liquidity Risk Committee (the “Administrator”) as Program administrator. The PIMCO Liquidity Risk Committee consists of senior members from certain PIMCO business areas, such as Portfolio Risk Management, Americas Operations, Compliance, Account Management and Portfolio Management, and is advised by members of PIMCO Legal.

A Fund’s “liquidity risk” is the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of the remaining investors’ interests in the Fund. In accordance with the Program, each Fund’s liquidity risk is assessed no less frequently than annually taking into consideration a variety of factors, including, as applicable, the Fund’s investment strategy and liquidity of portfolio investments, cash flow projections, and holdings of cash and cash equivalents, as well as borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions. Each Fund portfolio investment is classified into one of four liquidity categories (including “highly liquid investments” and “illiquid investments,” discussed below) based on a determination of the number of days it is reasonably expected to take to convert the investment to cash, or sell or dispose of the investment, in current market conditions without significantly changing the investment’s market value. Each Fund has adopted a “Highly Liquid Investment Minimum” (or “HLIM”), which is a minimum amount of Fund net assets to be invested in highly liquid investments that are assets. As required under the Liquidity Rule, each Fund’s HLIM is periodically reviewed, no less frequently than annually, and the Funds have adopted policies and procedures for responding to a shortfall of a Fund’s highly liquid investments below its HLIM. The Liquidity Rule also limits the Funds’ investments in illiquid investments by prohibiting a Fund from acquiring any illiquid investment if, immediately after the acquisition, the Fund would have invested more than 15% of its net assets in illiquid investments that are assets. Certain non-public reporting is generally required if a Fund’s holdings of illiquid investments that are assets were to exceed 15% of Fund net assets.

At a meeting of the Board held on February 9-10, 2021, the Board received a report (the “Report”) from the Administrator addressing the Program’s operation and assessing the adequacy and effectiveness of its implementation for the period from December 1, 2019 through December 31, 2020. The Report reviewed the operation of the Program’s components during such period, noted the March-April 2020 market conditions and associated monitoring by the Administrator, and stated that the Program is operating effectively to assess and manage each Fund’s liquidity risk and that the Program has been and continues to be adequately and effectively implemented to monitor and, as applicable, respond to the Funds’ liquidity developments. This has remained true for the 12-month reporting period ended March 31, 2021.

188	PIMCO CREDIT BOND FUNDS

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, MO 64105

Transfer Agent

DST Asset Manager Solutions, Inc.

Institutional Class, I-2, I-3, Administrative Class

430 W 7th Street STE 219024

Kansas City, MO 64105-1407

DST Asset Manager Solutions, Inc.

Class A, Class C, Class C-2, Class R

430 W 7th Street STE 219294

Kansas City, MO 64105-1407

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the Funds listed on the Report cover.

PF3003AR_033121

PIMCO FUNDS

Annual Report

March 31, 2021

Fundamental Index Funds

PIMCO RAE Fundamental Advantage PLUS Fund

PIMCO RAE PLUS Fund

PIMCO RAE PLUS EMG Fund

PIMCO RAE PLUS International Fund

PIMCO RAE PLUS Small Fund

PIMCO RAE Worldwide Long/Short PLUS Fund

As permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website, pimco.com/literature, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by visiting pimco.com/edelivery or by contacting your financial intermediary, such as a broker-dealer or bank.

You may elect to receive all future reports in paper free of charge. If you own these shares through a financial intermediary, such as a broker-dealer or bank, you may contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by calling 888.87.PIMCO (888.877.4626). Your election to receive reports in paper will apply to all funds held with the fund complex if you invest directly with the Fund or to all funds held in your account if you invest through a financial intermediary, such as a broker-dealer or bank.

This material is authorized for use only when preceded or accompanied by the current PIMCO Funds prospectuses. The Shareholder Reports for the other series of the PIMCO Funds are printed separately.

Chairman’s Letter

Dear Shareholder,

We hope that you and your family are staying safe and healthy during these challenging times. We continue to work tirelessly to navigate markets and manage the assets that you have entrusted with us. Following this letter is the PIMCO Funds Annual Report, which covers the 12-month reporting period ended March 31, 2021. On the subsequent pages, you will find specific details regarding investment results and discussion of the factors that most affected performance during the reporting period.

For the 12-month reporting period ended March 31, 2021

The global economy was severely impacted by the repercussions related to the COVID-19 pandemic. Looking back, second-quarter 2020 U.S. annualized gross domestic product (“GDP”) growth was -31.4%. This represented the steepest quarterly decline on record. With the economy reopening, third-quarter 2020 GDP growth was 33.4%, the largest quarterly increase on record. GDP growth was then 4.3% during the fourth quarter of 2020. The Commerce Department’s initial reading for first-quarter 2021 GDP growth—released after the reporting period ended — was 6.4%.

The Federal Reserve (the “Fed”) took unprecedented actions to support the economy and keep markets functioning properly. In early March 2020, before the reporting period began, the Fed lowered the federal funds rate to a range between 1.00% and 1.25%. Later in the month, the Fed lowered the rate to a range between 0.00% and 0.25%. On March 23, the Fed announced that it would make unlimited purchases of Treasury and mortgage securities and, for the first time, it would purchase corporate bonds on the open market. In August 2020, Fed Chair Jerome Powell said the central bank had changed how it viewed the trade-off between lower unemployment and higher inflation. Per Powell’s statement, the Fed’s new approach to setting U.S. monetary policy will entail letting inflation run higher, which could mean that interest rates remain low for an extended period. Meanwhile, in March 2020, the U.S. government passed a total of roughly $2.8 trillion in fiscal stimulus measures to aid the economy. A subsequent $900 billion stimulus package was finalized in December 2020, and a $1.9 trillion stimulus package was finalized in February 2021. Finally, the Biden administration unveiled a $2.25 trillion infrastructure spending proposal in late March 2021.

Economies outside the U.S. were also significantly impacted by the pandemic but are expected to improve in 2021. In its April 2021 World Economic Outlook Update — released after the reporting period ended — the International Monetary Fund (“IMF”) stated that it expects 2021 GDP growth in the eurozone, U.K. and Japan will be 4.4%, 5.3% and 3.3%, respectively. For comparison purposes, the GDP growth of these economies was projected to be -6.6%, -9.9% and -4.8%, respectively, in 2020.

Against this backdrop, central banks and governments around the world took a number of aggressive actions. Looking back, in March 2020, the European Central Bank (the “ECB”) unveiled a new €750 billion bond-buying program, which was subsequently expanded by another €600 billion in June 2020. In July, the European Union agreed on a €1.8 trillion spending package to bolster its economy. In December 2020, the ECB expanded its monetary stimulus program by another €500 billion. The Bank of England reduced its key lending rate to 0.10% — a record low — in March, added £100 billion to its quantitative easing program in June and increased its bond-buying program by £150 billion to £895 billion in November. Finally, toward the end of the year, the U.K. and the European Union agreed to a long-awaited Brexit deal. Elsewhere, the Bank of Japan maintained its short-term interest rate at -0.10%, while increasing the target for its holdings of corporate bonds to ¥4.2 trillion from ¥3.2 trillion. In May 2020, the Japanese government doubled its stimulus measures with a ¥117 trillion package. Finally, in December 2020, the Bank of Japan announced a new ¥73.6 trillion stimulus package.

Short-term U.S. Treasury yields edged lower, whereas long-term yields moved sharply higher, albeit from a very low level during the reporting period. The yield on the benchmark 10-year U.S. Treasury note was 1.74% at the end of the reporting period, versus 0.70% on March 31, 2020. The Bloomberg Barclays Global Treasury Index (USD Hedged),

2	PIMCO FUNDAMENTAL INDEX FUNDS

which tracks fixed-rate, local currency government debt of investment grade countries, including both developed and emerging markets, returned -1.03%. Meanwhile, the Bloomberg Barclays Global Aggregate Credit Index (USD Hedged), a widely used index of global investment grade credit bonds, returned 7.98%. Riskier fixed income asset classes, including high yield corporate bonds and emerging market debt, produced stronger returns. The ICE BofAML Developed Markets High Yield Constrained Index (USD Hedged), a widely used index of below-investment-grade bonds, returned 23.34%, whereas emerging market external debt, as represented by the JPMorgan Emerging Markets Bond Index (EMBI) Global (USD Hedged), returned 14.29%. Emerging market local bonds, as represented by the JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged), returned 13.03%.

Despite the headwinds from the pandemic and periods of volatility, global equities produced exceptionally strong results. All told, U.S. equities, as represented by the S&P 500 Index, returned 56.35%, fueled in our view by accommodative monetary and fiscal policy and improved investor sentiment after positive COVID-19 vaccine news. Global equities, as represented by the MSCI World Index, returned 54.03%, whereas emerging market equities, as measured by the MSCI Emerging Markets Index, returned 58.39%. Meanwhile, Japanese equities, as represented by the Nikkei 225 Index (in JPY), returned 56.62%, and European equities, as represented by the MSCI Europe Index (in EUR), returned 35.32%.

Commodity prices were volatile but moved higher overall. When the reporting period began, Brent crude oil was approximately $22 a barrel but ended the reporting period at roughly $63 a barrel. We believe that oil prices rallied because producers reduced their output and investors anticipated stronger demand as global growth improved. Elsewhere, copper and gold prices also moved higher.

Finally, there were also periods of volatility in the foreign exchange markets, in our view due to fluctuating economic growth, trade conflicts and changing central bank monetary policies, along with the U.S. elections and several geopolitical events. The U.S. dollar weakened against several major currencies. For example, the U.S. dollar returned -6.34% and -10.97% versus the euro and the British pound, respectively. However, the U.S. dollar appreciated 2.87% versus the Japanese yen.

Thank you for the assets you have placed with us. We deeply value your trust, and we will continue to work diligently to meet your broad investment needs. For any questions regarding your PIMCO Funds investments, please contact your account manager or call one of our shareholder associates at (888) 87-PIMCO. We also invite you to visit our website at pimco.com to learn more about our viewpoints.

Stay safe and healthy, Peter G. Strelow Chairman of the Board PIMCO Funds

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income distributions and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an unmanaged index.

ANNUAL REPORT	|	MARCH 31, 2021	3

Important Information About the Funds

PIMCO Funds (the “Trust”) is an open-end management investment company that includes the PIMCO RAE Fundamental Advantage PLUS Fund, PIMCO RAE PLUS Fund, PIMCO RAE PLUS EMG Fund, PIMCO RAE PLUS International Fund, PIMCO RAE PLUS Small Fund and PIMCO RAE Worldwide Long/Short PLUS Fund (each a “Fund” and collectively, the “Funds”).

The Funds may invest in both fixed income instruments and equity and equity-related securities. We believe that such funds have an important role to play in a well-diversified investment portfolio. Among other things, equity and equity-related securities may decline in value due to both real and perceived general market, economic, and industry conditions. The values of equity securities, such as common stocks and preferred securities, have historically risen and fallen in periodic cycles and may decline due to general market conditions, which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. Equity securities may also decline due to factors that affect a particular industry or industries, such as labor shortages, increased production costs and competitive conditions within an industry. In addition, the value of an equity security may decline for a number of reasons that directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services, as well as the historical and prospective earnings of the issuer and the value of its assets. Different types of equity securities may react differently to these developments and a change in the financial condition of a single issuer may affect securities markets as a whole.

During a general downturn in the securities markets, multiple asset classes, including equity securities, may decline in value simultaneously. The market price of equity securities owned by a Fund may go up or down, sometimes rapidly or unpredictably. Equity securities generally have greater price volatility than fixed income securities and common stocks generally have the greatest appreciation and depreciation potential of all corporate securities.

It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed income securities and other instruments held by a Fund are likely to decrease in value. A wide variety of factors can cause interest rates or yields of U.S. Treasury securities (or yields of other types of bonds) to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). In addition, changes in interest rates can be sudden and unpredictable, and there is no guarantee that Fund management will anticipate such movement accurately. The Funds may lose money as a result of movements in interest rates.

As of the date of this report, interest rates in the United States and many parts of the world, including certain European countries, are at or near historically low levels. Thus, bond funds currently face a heightened level of risk associated with rising interest rates and/or bond yields. This could be driven by a variety of factors, including but not limited to central bank monetary policies, changing inflation or real growth rates, general economic conditions, increasing bond issuances or reduced market demand for low yielding investments. Further, while bond markets have steadily grown over the past three decades, dealer inventories of corporate bonds are near historic lows in relation to market size. As a result, there has been a significant reduction in the ability of dealers to “make markets”.

Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets or negatively impact a Fund’s performance or cause a Fund to incur losses. As a result, a Fund may experience increased shareholder redemptions, which, among other things, could further reduce the net assets of the Fund.

The Funds may be subject to various risks as described in each Fund’s prospectus and in the Principal and Other Risks in the Notes to Financial Statements.

Classifications of Fund portfolio holdings in this report are made according to financial reporting standards. The classification of a particular portfolio holding as shown in the Allocation Breakdown and Schedule of Investments sections of this report may differ from the classification used for a Fund’s compliance calculations, including those used in a Fund’s prospectus, investment objectives, regulatory, and other investment limitations and policies, which may be based on different asset class, sector or geographical classifications. All Funds are separately monitored for compliance with respect to prospectus and regulatory requirements.

The geographical classification of foreign (non-U.S.) securities in this report, if any, are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

Beginning in January 2020, global financial markets have experienced and may continue to experience significant volatility resulting from the spread of a novel coronavirus known as COVID-19. The outbreak of COVID-19 has resulted in travel and border restrictions, quarantines, supply chain disruptions, lower consumer demand and general market

4	PIMCO FUNDAMENTAL INDEX FUNDS

uncertainty. The effects of COVID-19 have and may continue to adversely affect the global economy, the economies of certain nations and individual issuers, all of which may negatively impact the Funds’ performance. In addition, COVID-19 and governmental responses to COVID-19 may negatively impact the capabilities of the Funds’ service providers and disrupt the Funds’ operations.

The United States’ enforcement of restrictions on U.S. investments in certain issuers and tariffs on goods from other countries, each with a focus on China, has contributed to international trade tensions and may impact portfolio securities.

The United Kingdom’s withdrawal from the European Union may impact Fund returns. The withdrawal may cause substantial volatility in foreign exchange markets, lead to weakness in the exchange rate of the British pound, result in a sustained period of market uncertainty, and destabilize some or all of the other European Union member countries and/or the Eurozone.

The Funds may invest in certain instruments that rely in some fashion upon the London Interbank Offered Rate (“LIBOR”). LIBOR is an average interest rate, determined by the ICE Benchmark Administration, that banks charge one another for the use of short-term money. The United Kingdom’s Financial Conduct Authority, which regulates LIBOR, has announced plans to ultimately phase out the use of LIBOR . There remains uncertainty regarding future utilization of LIBOR and the nature of any replacement rate (e.g., the Secured Overnight Financing Rate, which is intended to replace U.S. dollar LIBOR and measures the cost of overnight borrowings through repurchase agreement transactions collateralized with U.S. Treasury securities). Any potential effects of the transition away from LIBOR on a Fund or on certain instruments in which a Fund invests can be difficult to ascertain, and they may vary depending on a variety of factors. The transition may also result in a reduction in the value of certain instruments held by a Fund or a reduction in the effectiveness of related Fund transactions such as hedges. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses to a Fund.

On each individual Fund Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that any dividend and capital gain distributions were reinvested. The Cumulative Returns chart and Average Annual Total Return table reflect any sales load that would have applied at the time of purchase or any Contingent Deferred Sales Charge (“CDSC”) that would have applied if a full redemption occurred on the last business day of the period shown in the Cumulative Returns chart. Class A shares are subject to an initial sales charge. A CDSC may be imposed in certain circumstances on Class A shares that are purchased without an initial sales charge and then redeemed during the first 12 months after purchase. Class C shares are subject to a 1% CDSC, which may apply in the first year. The Cumulative Returns chart reflects only Institutional Class performance. Performance for I-2, I-3, Class A, Class C and Class R shares, if applicable, is typically lower than Institutional Class performance due to the lower expenses paid by Institutional Class shares. Performance shown is net of fees and expenses. The minimum initial investment amount for Institutional Class, I-2 and I-3 shares is $1,000,000. The minimum initial investment amount for Class A and Class C shares is $1,000. There is no minimum initial investment for Class R shares. Each Fund measures its performance against at least one broad-based securities market index (“benchmark index”) and a Lipper Average, which is calculated by Lipper, Inc. (“Lipper”), a Thomson Reuters company, and represents the total return performance averages of funds that are tracked by Lipper that have the same fund classification. Benchmark indexes do not take into account fees, expenses or taxes. A Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. There is no assurance that any Fund, including any Fund that has experienced high or unusual performance for one or more periods, will experience similar levels of performance in the future. High performance is defined as a significant increase in either 1) a Fund’s total return in excess of that of the Fund’s benchmark between reporting periods or 2) a Fund’s total return in excess of the Fund’s historical returns between reporting periods. Unusual performance is defined as a significant change in a Fund’s performance as compared to one or more previous reporting periods. Historical performance for the Funds or a share class thereof may have

The following table discloses the inception dates of each Fund and its respective share classes along with each Fund’s diversification status as of period end:

Fund Name	Fund Inception	Institutional Class	I-2	I-3	Class A	Class C	Class R	Diversification Status
PIMCO RAE Fundamental Advantage PLUS Fund	02/29/08	02/29/08	—	—	07/31/08	—	—	Diversified
PIMCO RAE PLUS Fund	06/30/05	06/30/05	04/30/08	04/27/2018	06/30/05	06/30/05	—	Diversified
PIMCO RAE PLUS EMG Fund	11/26/08	11/26/08	01/07/11	—	05/31/13	05/31/13	—	Diversified
PIMCO RAE PLUS International Fund	09/30/11	09/30/11	05/30/14	—	02/28/14	—	—	Diversified
PIMCO RAE PLUS Small Fund	09/30/11	09/30/11	05/30/14	—	02/28/14	02/28/14	—	Diversified
PIMCO RAE Worldwide Long/Short PLUS Fund	12/04/14	12/04/14	08/23/19	—	08/23/19	08/23/19	—	Diversified

ANNUAL REPORT	|	MARCH 31, 2021	5

Important Information About the Funds	(Cont.)

been positively impacted by fee waivers or expense limitations in place during some or all of the periods shown, if applicable. Future performance (including total return or yield) and distributions may be negatively impacted by the expiration or reduction of any such fee waivers or expense limitations.

An investment in a Fund is not a bank deposit and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in a Fund.

The Trustees are responsible generally for overseeing the management of the Trust. The Trustees authorize the Trust to enter into service agreements with the Adviser, the Distributor, the Administrator and other service providers in order to provide, and in some cases authorize service providers to procure through other parties, necessary or desirable services on behalf of the Trust and the Funds. Shareholders are not parties to or third-party beneficiaries of such service agreements. Neither a Fund’s prospectus nor a Fund’s summary prospectus, the Trust’s Statement of Additional Information (“SAI”),

any contracts filed as exhibits to the Trust’s registration statement, nor any other communications, disclosure documents or regulatory filings (including this report) from or on behalf of the Trust or a Fund creates a contract between or among any shareholder of a Fund, on the one hand, and the Trust, a Fund, a service provider to the Trust or a Fund, and/or the Trustees or officers of the Trust, on the other hand. The Trustees (or the Trust and its officers, service providers or other delegates acting under authority of the Trustees) may amend the most recent prospectus or use a new prospectus, summary prospectus or SAI with respect to a Fund or the Trust, and/or amend, file and/or issue any other communications, disclosure documents or regulatory filings, and may amend or enter into any contracts to which the Trust or a Fund is a party, and interpret the investment objective(s), policies, restrictions and contractual provisions applicable to any Fund, without shareholder input or approval, except in circumstances in which shareholder approval is specifically required by law (such as changes to fundamental investment policies) or where a shareholder approval requirement is specifically disclosed in the Trust’s then-current prospectus or SAI.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Funds. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of each Fund, and information about how each Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30th, are available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Funds’ website at www.pimco.com, and on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Funds file portfolio holdings information with the SEC on Form N-PORT within 60 days of the end of each fiscal quarter. The Funds’ complete schedules of securities holdings as of the end of each fiscal quarter will be made available to the public on the SEC’s website at www.sec.gov and on PIMCO’s website at www.pimco.com, and will be made available, upon request by calling PIMCO at (888) 87-PIMCO.

The SEC has adopted a rule that allows the Funds to fulfill their obligation to deliver shareholder reports to investors by providing access to such reports online free of charge and by mailing a notice that the report is electronically available. Pursuant to the rule, investors may elect to receive all future reports in paper free of charge by contacting their financial intermediary or, if invested directly with a Fund, investors can inform the Fund by calling 888.877.4626. Any election to receive reports in paper will apply to all funds held with the fund complex if invested directly with a Fund or to all funds held in the investor’s account if invested through a financial intermediary.

In August 2020, the SEC proposed changes to the mutual fund and ETF shareholder report and registration statement disclosure requirements and the registered fund advertising rules, which, if adopted, will change the disclosures provided to shareholders.

In October 2020, the SEC adopted a final rule related to the use of derivatives, short sales, reverse repurchase agreements and certain other transactions by registered investment companies that rescinds and withdraws the guidance of the SEC and its staff regarding asset segregation and cover transactions. Subject to certain exceptions, and after an eighteen-month transition period, the rule requires funds to trade derivatives and other transactions that create future payment or delivery obligations (except reverse repurchase agreements and similar financing transactions) subject to a value-at-risk leverage limit, certain derivatives risk management program and reporting requirements. These requirements may limit the ability of the Funds to use derivatives and reverse repurchase agreements and similar financing transactions as part of their investment strategies and may increase the cost of the Funds’ investments and cost of doing business, which could adversely affect investors.

In October 2020, the SEC adopted a rule regarding the ability of a fund to invest in other funds. The rule allows a fund to acquire shares of another fund in excess of certain limitations currently imposed by the Investment Company Act of 1940 (the “Act”) without obtaining individual exemptive relief from the SEC, subject to certain conditions. The rule also included the rescission of certain exemptive relief from the

6	PIMCO FUNDAMENTAL INDEX FUNDS

SEC and guidance from the SEC staff for funds to invest in other funds. The impact that these changes may have on the Funds is uncertain.

In December 2020, the SEC adopted a rule addressing fair valuation of fund investments. The new rule sets forth requirements for good faith determinations of fair value as well as for the performance of fair value determinations, including related oversight and reporting obligations. The new rule also defines “readily available market quotations” for purposes of the definition of “value” under the Act, and the SEC noted that this definition will apply in all contexts under the Act. The SEC adopted an eighteen-month transition period beginning from the effective date for both the new rule and the associated new recordkeeping requirements. The impact of the new rule on the Funds is uncertain at this time.

ANNUAL REPORT	|	MARCH 31, 2021	7

PIMCO RAE Fundamental Advantage PLUS Fund

Institutional Class - PFATX	Class A - PTFAX

Cumulative Returns Through March 31, 2021

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Allocation Breakdown as of March 31, 2021†§

Short-Term Instruments‡	32.9%

U.S. Treasury Obligations	21.2%

Asset-Backed Securities	13.2%

Corporate Bonds & Notes	13.0%

Non-Agency Mortgage-Backed Securities	11.1%

U.S. Government Agencies	4.2%

Sovereign Issues	4.0%

Other	0.4%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended March 31, 2021

	1 Year	5 Years	10 Years	Fund Inception (02/29/08)
PIMCO RAE Fundamental Advantage PLUS Fund Institutional Class	11.60%	0.07%	0.56%	2.56%
PIMCO RAE Fundamental Advantage PLUS Fund Class A	11.05%	(0.34)%	0.16%	2.14%
PIMCO RAE Fundamental Advantage PLUS Fund Class A (adjusted)	6.83%	(1.09)%	(0.22)%	1.85%
3 Month USD LIBOR	0.56%	1.49%	0.91%	1.00%
Lipper Alternative Equity Market Neutral Funds Average	0.66%	(2.53)%	2.37%	2.37%

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares. For performance current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

For periods prior to the inception date of a share class launched subsequent to the Fund’s inception date, the performance information shown is adjusted for the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by each respective share class.

The Fund’s total annual operating expense ratio in effect as of period end, were 0.96% for the Institutional Class shares, and 1.36% for Class A shares. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

Investment Objective and Strategy Overview

PIMCO RAE Fundamental Advantage PLUS Fund seeks maximum total return, consistent with prudent investment management, under normal circumstances, by obtaining long exposure to a portfolio of stocks (“RAE US Large Model Portfolio”) and short exposure to the S&P 500 Index (“S&P 500”), and complementing this equity market neutral exposure with absolute return bond alpha strategy (“AR Bond Alpha Strategy”). The RAE US Large Model Portfolio stocks are selected by the Fund’s sub-adviser, Research Affiliates, LLC, from a broad universe of companies which satisfy certain liquidity and capacity requirements. Under normal circumstances equity total return swaps are used to obtain exposure to the RAE US Large Model Portfolio and short positions in swaps and futures are used to obtain exposure to the S&P 500. The Fund’s strategy of maintaining long exposure to the RAE US Large Model Portfolio and short exposure to the S&P 500 can be characterized as “market neutral” because the long and the short exposures are intended to offset one another producing a net equity exposure that is approximately zero. At the same time, the Fund is designed to deliver the relative appreciation (or depreciation) of the RAE US Large Model Portfolio over the S&P 500. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following affected performance (on a gross basis) during the reporting period:

»	The Fund’s exposure to the RAE US Large Model Portfolio contributed to returns relative to the S&P 500 Index, primarily due to the following:

»	Security selection in the consumer discretionary and financials sectors contributed to performance, as the Fund’s holdings outperformed the benchmark index.

»

Underweight exposure to, and security selection in, the real estate sector contributed to performance, as the sector underperformed the benchmark index and the Fund’s holdings outperformed the benchmark index.

»	Security selection in the health care sector detracted from returns, as the Fund’s holdings underperformed the benchmark index.

»	Overweight exposure to the consumer staples sector detracted from returns, as the sector underperformed the benchmark index.

»	The portfolio’s bond alpha strategy contributed to returns. Highlights about the drivers of performance include the following:

»	Holdings of non-agency residential mortgage-backed securities contributed to returns, as the values of these bonds increased.

»	Holdings of Investment grade corporate credit contributed to returns, as the value of these holdings increased.

»	Exposure to U.S. Treasury Inflation-Protected Securities contributed to returns, as inflation expectations increased.

»	Short exposure to the Canadian dollar and Swiss franc detracted from performance, as these currencies appreciated relative to the U.S. dollar.

»

Long exposure to a basket of Emerging Market currencies, including the Brazilian real, Mexican peso, and South African rand detracted from returns, as these currencies depreciated relative to the U.S. dollar.

8	PIMCO FUNDAMENTAL INDEX FUNDS

PIMCO RAE PLUS Fund

Institutional Class - PXTIX	Class A - PIXAX
I-2 - PIXPX	Class C - PIXCX
I-3 - PXTNX

Cumulative Returns Through March 31, 2021

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Allocation Breakdown as of March 31, 2021†§

Short-Term Instruments‡	38.2%

U.S. Treasury Obligations	27.2%

Asset-Backed Securities	9.7%

Corporate Bonds & Notes	7.1%

Non-Agency Mortgage-Backed Securities	7.0%

U.S. Government Agencies	5.4%

Sovereign Issues	5.1%

Other	0.3%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended March 31, 2021

	1 Year	5 Years	10 Years	Fund Inception (06/30/05)
PIMCO RAE PLUS Fund Institutional Class	75.31%	14.31%	13.33%	11.67%
PIMCO RAE PLUS Fund I-2	74.92%	14.19%	13.22%	11.56%
PIMCO RAE PLUS Fund I-3	75.06%	14.16%	13.17%	11.51%
PIMCO RAE PLUS Fund Class A	74.44%	13.85%	12.89%	11.22%
PIMCO RAE PLUS Fund Class A (adjusted)	67.90%	12.98%	12.46%	10.95%
PIMCO RAE PLUS Fund Class C	73.29%	12.99%	12.03%	10.40%
PIMCO RAE PLUS Fund Class C (adjusted)	72.29%	12.99%	12.03%	10.40%
Russell 1000® Value Index	56.09%	11.74%	10.99%	8.04%
S&P 500 Index	56.35%	16.29%	13.91%	10.19%
Lipper Large-Cap Value Funds Average	57.26%	12.06%	10.55%	7.84%

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares and 1.00% CDSC on Class C shares. For performance current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

For periods prior to the inception date of a share class launched subsequent to the Fund’s inception date, the performance information shown is adjusted for the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by each respective share class.

The Fund’s total annual operating expense ratio in effect as of period end, were 0.87% for the Institutional Class shares, 0.97% for I-2 shares, 1.07% for I-3 shares, 1.27% for Class A shares, and 2.02% for Class C shares. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

Investment Objective and Strategy Overview

PIMCO RAE PLUS Fund seeks total return which exceeds that of its benchmark, the Russell 1000® Value Index, under normal circumstances by obtaining exposure to a portfolio of stocks of U.S. companies (“RAE US Large Model Portfolio”), and complementing this equity exposure with absolute return bond alpha strategy (“AR Bond Alpha Strategy”). The stocks are selected by the Fund’s sub-adviser, Research Affiliates, LLC, from a broad universe of companies which satisfy certain liquidity and capacity requirements. Under normal circumstances equity total return swaps are used to obtain exposure to the RAE US Large Model Portfolio. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following affected performance (on a gross basis) during the reporting period:

»	The Fund’s exposure to the RAE US Large Model Portfolio contributed to returns relative to the Russell 1000 Value Index.

»	Security selection in the information technology sector contributed to relative returns, as the Fund’s holdings outperformed the benchmark index.

»

Overweight exposure to, and security selection in, the consumer discretionary and information technology sectors contributed to relative returns, as the sectors and the Fund’s holdings outperformed the benchmark index.

»

Underweight exposure to, and security selection in, the real estate sector contributed to relative returns, as the sector underperformed the benchmark index and the Fund’s holdings outperformed the benchmark index.

»	Overweight exposure to, and security selection in, the health care sector detracted from relative returns, as the sector and the Fund’s holdings underperformed the benchmark index.

»	Overweight exposure to the consumer staples sector detracted from relative returns, as the sector underperformed the benchmark index.

»	The Fund’s bond alpha strategy contributed to returns, primarily due to the following:

»	Holdings of non-agency residential mortgage-backed securities contributed to returns, as the values of these bonds increased.

»	Exposure to U.S. Treasury Inflation-Protected Securities contributed to returns, as inflation expectations increased.

»	Holdings of investment grade corporate credit contributed to returns, as the value of these holdings increased.

»	Short exposure to the Canadian dollar and Swiss franc detracted from performance, as these currencies appreciated relative to the U.S. dollar.

»	Long exposure to Canadian rates detracted from returns, as rates increased.

ANNUAL REPORT	|	MARCH 31, 2021	9

PIMCO RAE PLUS EMG Fund

Institutional Class - PEFIX	Class A - PEFFX
I-2 - PEFPX	Class C - PEFCX

Cumulative Returns Through March 31, 2021

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Allocation Breakdown as of March 31, 2021†§

U.S. Treasury Obligations	37.2%

Short-Term Instruments‡	34.4%

Asset-Backed Securities	11.0%

Corporate Bonds & Notes	7.0%

Non-Agency Mortgage-Backed Securities	5.0%

U.S. Government Agencies	3.7%

Other	1.7%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended March 31, 2021

	1 Year	5 Years	10 Years	Fund Inception (11/26/08)
PIMCO RAE PLUS EMG Fund Institutional Class	84.08%	13.56%	3.93%	12.26%
PIMCO RAE PLUS EMG Fund I-2	84.04%	13.44%	3.81%	12.14%
PIMCO RAE PLUS EMG Fund Class A	83.06%	13.06%	3.51%	11.81%
PIMCO RAE PLUS EMG Fund Class A (adjusted)	76.24%	12.20%	3.12%	11.46%
PIMCO RAE PLUS EMG Fund Class C	82.02%	12.24%	2.73%	10.97%
PIMCO RAE PLUS EMG Fund Class C (adjusted)	81.02%	12.24%	2.73%	10.97%
MSCI Emerging Markets Value Index	52.53%	8.42%	1.03%	8.33%
MSCI Emerging Markets Index	58.39%	12.07%	3.65%	10.50%
Lipper Emerging Market Funds Average	64.02%	11.97%	3.93%	10.30%♦

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

♦ Average annual total return since 11/30/2008.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares and 1.00% CDSC on Class C shares. For performance current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

For periods prior to the inception date of a share class launched subsequent to the Fund’s inception date, the performance information shown is adjusted for the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by each respective share class.

The Fund’s total annual operating expense ratio in effect as of period end, were 1.31% for the Institutional Class shares, 1.41% for I-2 shares, 1.71% for Class A shares, and 2.46% for Class C shares. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

Investment Objective and Strategy Overview

PIMCO RAE PLUS EMG Fund seeks total return which exceeds that of its benchmark, the MSCI Emerging Markets Value Index (Net Dividends in USD), under normal circumstances by obtaining exposure to a portfolio of stocks economically tied to emerging market countries (“RAE Emerging Markets Model Portfolio”), and complementing this equity exposure with absolute return bond alpha strategy (“AR Bond Alpha Strategy”). The stocks are selected by the Fund’s sub-adviser, Research Affiliates, LLC, from a broad universe of companies which satisfy certain liquidity and capacity requirements. Under normal circumstances equity total return swaps are used to obtain exposure to the RAE Emerging Markets Model Portfolio. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following affected performance (on a gross basis) during the reporting period:

»	The Fund’s exposure to the RAE Emerging Markets Model Portfolio contributed to returns relative to the MSCI Emerging Markets Value Index, primarily due to the following:

»

Overweight exposure to, and security selection in, the consumer discretionary, materials, and information technology sectors contributed to relative returns, as the sectors and the Fund’s holdings outperformed the benchmark index.

»	Security selection in the industrials sector contributed to relative returns, as the Fund’s holdings outperformed the benchmark index.

»	Security selection in the financials sector detracted from relative returns, as the Fund’s holdings underperformed the benchmark index.

»	The portfolio’s bond alpha strategy contributed to returns. Highlights about the drivers of performance include the following:

»	Holdings of non-Agency residential mortgage-backed securities contributed to returns, as the values of these bonds increased.

»	Exposure to U.S. Treasury Inflation-Protected Securities contributed to returns, as inflation expectations increased.

»	Holdings of investment grade corporate credit contributed to returns, as the value of these holdings increased.

»	Short exposure to the Canadian dollar and Swiss franc detracted from performance, as these currencies appreciated relative to the U.S. dollar.

»	Long exposure to Canadian rates detracted from returns, as interest rates increased.

10	PIMCO FUNDAMENTAL INDEX FUNDS

PIMCO RAE PLUS International Fund

Institutional Class - PTSIX	Class A - PTSOX
I-2 - PTIPX

Cumulative Returns Through March 31, 2021

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Allocation Breakdown as of March 31, 2021†§

Short-Term Instruments‡	39.2%

U.S. Treasury Obligations	25.0%

Asset-Backed Securities	12.3%

Corporate Bonds & Notes	11.7%

Non-Agency Mortgage-Backed Securities	6.9%

U.S. Government Agencies	3.7%

Other	1.2%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended March 31, 2021

	1 Year	5 Years	Fund Inception (09/30/11)
PIMCO RAE PLUS International Fund Institutional Class	62.21%	9.77%	8.41%
PIMCO RAE PLUS International Fund I-2	61.72%	9.58%	8.26%
PIMCO RAE PLUS International Fund Class A	61.55%	9.39%	8.02%
PIMCO RAE PLUS International Fund Class A (adjusted)	55.43%	8.56%	7.59%
MSCI EAFE Value Index	45.71%	6.57%	6.07%
MSCI EAFE Index	44.57%	8.85%	8.01%
Lipper International Multi-Cap Value Funds Average	52.36%	7.02%	6.64%

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares. For performance current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

For periods prior to the inception date of a share class launched subsequent to the Fund’s inception date, the performance information shown is adjusted for the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by each respective share class.

The Fund’s total annual operating expense ratio in effect as of period end, were 0.87% for the Institutional Class shares, 0.97% for I-2 shares and 1.22% for Class A shares. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

Investment Objective and Strategy Overview

PIMCO RAE PLUS International Fund seeks total return which exceeds that of its benchmark, the MSCI EAFE Value Index, under normal circumstances by obtaining exposure to a portfolio of stocks economically tied to foreign (non-U.S.) countries (“RAE International Large Model Portfolio”), and complementing this equity exposure with absolute return bond alpha strategy (“AR Bond Alpha Strategy”). The stocks are selected by the Fund’s sub-adviser, Research Affiliates, LLC, from a broad universe of companies which satisfy certain liquidity and capacity requirements. Under normal circumstances equity total return swaps are used to obtain exposure to the RAE International Large Model Portfolio. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following affected performance (on a gross basis) during the reporting period:

»	The Fund’s exposure to the RAE International Model Portfolio contributed to returns relative to the MSCI EAFE Value Index, primarily due to the following:

»

Overweight exposure to, and security selection in, the materials, consumer discretionary, industrials, and information technology sectors contributed to relative returns, as the sectors and the Fund’s holdings outperformed the benchmark index.

»

Underweight exposure to, and security selection in, the energy sector contributed to relative returns, as the sector underperformed the benchmark index and the Fund’s holdings outperformed the benchmark index.

»	Underweight exposure to the financials sector detracted from performance, as the Fund’s holdings underperformed the benchmark index.

»	The Fund’s bond alpha strategy contributed to returns, primarily due to the following:

»	Holdings of non-Agency residential mortgage-backed securities contributed to returns, as the values of these bonds increased.

»	Holdings of investment grade corporate credit contributed to returns, as the value of these holdings increased.

»	Exposure to U.S. Treasury Inflation-Protected Securities contributed to returns, as inflation expectations increased.

»	Short exposure to the Canadian dollar and Swiss franc detracted from performance, as these currencies appreciated relative to the U.S. dollar.

»

Long exposure to a basket of Emerging Market currencies, including the Brazilian real, Mexican peso, and South African rand detracted from returns, as these currencies depreciated relative to the U.S. dollar.

ANNUAL REPORT	|	MARCH 31, 2021	11

PIMCO RAE PLUS Small Fund

Institutional Class - PCFIX	Class A - PCFAX
I-2 - PCCPX	Class C - PCFEX

Cumulative Returns Through March 31, 2021

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Allocation Breakdown as of March 31, 2021†§

Short-Term Instruments‡	43.8%

U.S. Treasury Obligations	23.2%

Asset-Backed Securities	13.5%

Corporate Bonds & Notes	9.0%

Non-Agency Mortgage-Backed Securities	5.4%

U.S. Government Agencies	3.9%

Other	1.2%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended March 31, 2021

	1 Year	5 Years	Fund Inception (09/30/11)
PIMCO RAE PLUS Small Fund Institutional Class	131.16%	16.84%	16.78%
PIMCO RAE PLUS Small Fund I-2	130.85%	16.72%	16.66%
PIMCO RAE PLUS Small Fund Class A	130.09%	16.43%	16.36%
PIMCO RAE PLUS Small Fund Class A (adjusted)	121.31%	15.55%	15.89%
PIMCO RAE PLUS Small Fund Class C	128.64%	15.57%	15.50%
PIMCO RAE PLUS Small Fund Class C (adjusted)	127.64%	15.57%	15.50%
Russell 2000® Value Index	97.06%	13.56%	13.78%
Russell 2000® Index	94.84%	16.35%	15.48%
Lipper Small-Cap Value Funds Average	103.78%	11.91%	13.04%

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares and 1.00% CDSC on Class C shares. For performance current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

For periods prior to the inception date of a share class launched subsequent to the Fund’s inception date, the performance information shown is adjusted for the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by each respective share class.

The Fund’s total annual operating expense ratio in effect as of period end, were 0.93% for the Institutional Class shares, 1.03% for I-2 shares, 1.28% for Class A shares and 2.03% for Class C shares. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

Investment Objective and Strategy Overview

PIMCO RAE PLUS Small Fund seeks total return which exceeds that of its benchmark, the Russell 2000® Value Index, under normal circumstances by obtaining exposure to a portfolio of stocks of U.S. small companies (“RAE US Small Model Portfolio”), and complementing this equity exposure with absolute return bond alpha strategy (“AR Bond Alpha Strategy”). The stocks are selected by the Fund’s sub-adviser, Research Affiliates, LLC, from a broad universe of companies which satisfy certain liquidity and capacity requirements. Under normal circumstances equity total return swaps are used to obtain exposure to the RAE US Small Model Portfolio. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following affected performance (on a gross basis) during the reporting period:

»	The Fund’s exposure to the RAE US Small Model Portfolio contributed to returns relative to the Russell 2000 Value Index, primarily due to the following:

»

Overweight exposure to, and security selection in, the consumer discretionary, energy, and industrials sectors contributed to relative returns, as the sectors and the Fund’s holdings outperformed the benchmark index.

»

Underweight exposure to, and security selection in, the financials sector contributed to relative returns, as the sector underperformed the benchmark index and the Fund’s holdings outperformed the benchmark index.

»	Security selection in the materials sector detracted from relative returns, as the Fund’s holdings underperformed the benchmark index.

»	The Fund’s bond alpha strategy contributed to returns, primarily due to the following:

»	Holdings of non-Agency residential mortgage-backed securities contributed to returns, as the values of these bonds increased.

»	Holdings of investment grade corporate credit contributed to returns, as the value of these holdings increased.

»	Exposure to U.S. Treasury Inflation-Protected Securities contributed to returns, as inflation expectations increased.

»	Short exposure to the Canadian dollar and Swiss franc detracted from performance, as these currencies appreciated relative to the U.S. dollar.

»	Long exposure to a basket of Emerging Market currencies, including the Brazilian real and Mexican peso detracted from returns, as these currencies depreciated relative to the U.S. dollar.

12	PIMCO FUNDAMENTAL INDEX FUNDS

PIMCO RAE Worldwide Long/Short PLUS Fund

Institutional Class - PWLIX	Class A - PWLBX
I-2 - PWLMX	Class C - PWLEX

Cumulative Returns Through March 31, 2021

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Allocation Breakdown as of March 31, 2021†§

Short-Term Instruments‡	34.4%

U.S. Treasury Obligations	29.9%

Corporate Bonds & Notes	11.5%

Asset-Backed Securities	9.2%

Non-Agency Mortgage-Backed Securities	8.6%

U.S. Government Agencies	5.4%

Other	1.0%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended March 31, 2021

	1 Year	5 Years	Fund Inception (12/04/14)
PIMCO RAE Worldwide Long/Short PLUS Fund Institutional Class	13.72%	4.45%	3.05%
PIMCO RAE Worldwide Long/Short PLUS Fund I-2	13.78%	4.37%	2.97%
PIMCO RAE Worldwide Long/Short PLUS Fund Class A	13.30%	4.03%	2.64%
PIMCO RAE Worldwide Long/Short PLUS Fund Class A (adjusted)	7.02%	2.86%	1.73%
PIMCO RAE Worldwide Long/Short PLUS Fund Class C	12.44%	3.27%	1.89%
PIMCO RAE Worldwide Long/Short PLUS Fund Class C (adjusted)	11.44%	3.27%	1.89%
3 Month USD LIBOR	0.56%	1.49%	1.25%♦
Lipper Alternative Long/Short Equity Funds Average	28.05%	6.19%	4.87%♦

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

♦ Average annual total return since 11/30/2014.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares and 1.00% CDSC on Class C shares. For performance current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

For periods prior to the inception date of a share class launched subsequent to the Fund’s inception date, the performance information shown is adjusted for the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by each respective share class.

The Fund’s total annual operating expense ratio in effect as of period end, were 1.28% for the Institutional Class shares, 1.38% for I-2 shares, 1.68% for Class A shares, and 2.43% for Class C shares. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

Investment Objective and Strategy Overview

PIMCO RAE Worldwide Long/Short PLUS Fund seeks long-term capital appreciation, consistent with prudent investment management, under normal circumstances by obtaining long exposure to three separate stock portfolios representing developed and developing markets, short exposure to corresponding capitalization-weighted equity indexes, and complementing this equity exposure with absolute return bond alpha strategy (“AR Bond Alpha Strategy”). The Fund normally will obtain long exposure to the RAE Low Volatility US Model Portfolio, RAE Low Volatility International Model Portfolio and the RAE Low Volatility Emerging Markets Model Portfolio (each, a “RAE Model Portfolio,” and collectively, the “RAE Model Portfolios”). The stocks comprising the RAE Model Portfolios are selected by the Fund’s sub-adviser, Research Affiliates, LLC, from a broad universe of companies which satisfy certain liquidity and capacity requirements. Under normal circumstances equity total return swaps are used to obtain exposure to the RAE Model Portfolios and short positions in swaps and futures are used to obtain exposure to capitalization-weighted indexes. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following affected performance (on a gross basis) during the reporting period:

»	The Fund’s net long exposure to global equities contributed to returns primarily due to the following:

»	Global equities posted positive returns, as the MSCI All Country World (ACWI) Index returned 54.60% over the reporting period.

»	Hedging non-U.S. currency risk in the portfolio’s long/short equity strategy detracted from performance, as the U.S. dollar depreciated relative to most major currencies.

»	The Fund’s bond alpha strategy contributed to returns, primarily due to the following:

»	Holdings of non-agency residential mortgage-backed securities contributed to returns, as the values of these bonds increased.

»	Holdings of Investment grade corporate credit contributed to returns, as the value of these holdings increased.

»	Exposure to U.S. Treasury Inflation-Protected Securities contributed to returns, as inflation expectations increased.

»

Short exposure to developed market currencies, including the British pound, Australian dollar, Canadian dollar, and Swedish krona detracted from performance, as these currencies appreciated relative to the U.S. dollar.

»

Exposures to a basket of Emerging Market currencies, including the Brazilian real, Mexican peso, Korean won, Russian ruble, and the Malaysian ringgit detracted from returns, as these currencies moved against positioning.

ANNUAL REPORT	|	MARCH 31, 2021	13

Expense Examples

Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and exchange fees and (2) ongoing costs, including investment advisory fees, supervisory and administrative fees, distribution and/or service (12b-1) fees (if applicable), and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for all Funds and share classes is from October 1, 2020 to March 31, 2021 unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the appropriate row for your share class, in the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any Acquired Fund Fees and Expenses or transactional costs, such as sales charges (loads) on purchase payments and exchange fees, if any. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the investment advisory fees and supervisory and administrative fees, such as fees and expenses of the independent trustees and their counsel, extraordinary expenses and interest expense.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (10/01/20)	Ending Account Value (03/31/21)	Expenses Paid During Period*	Beginning Account Value (10/01/20)	Ending Account Value (03/31/21)	Expenses Paid During Period*	Net Annualized Expense Ratio**

PIMCO RAE Fundamental Advantage PLUS Fund
Institutional Class	$1,000.00	$1,141.70	$4.81	$1,000.00	$1,020.44	$4.53	0.90%
Class A	1,000.00	1,139.10	6.93	1,000.00	1,018.45	6.54	1.30

PIMCO RAE PLUS Fund
Institutional Class	$1,000.00	$1,355.70	$4.70	$1,000.00	$1,020.94	$4.03	0.80%
I-2	1,000.00	1,355.30	5.28	1,000.00	1,020.44	4.53	0.90
I-3	1,000.00	1,355.70	5.58	1,000.00	1,020.19	4.78	0.95
Class A	1,000.00	1,352.40	7.04	1,000.00	1,018.95	6.04	1.20
Class C	1,000.00	1,349.50	11.42	1,000.00	1,015.21	9.80	1.95

PIMCO RAE PLUS EMG Fund
Institutional Class	$1,000.00	$1,438.10	$6.75	$1,000.00	$1,019.40	$5.59	1.11%
I-2	1,000.00	1,437.40	7.35	1,000.00	1,018.90	6.09	1.21
Class A	1,000.00	1,433.10	9.16	1,000.00	1,017.40	7.59	1.51
Class C	1,000.00	1,429.50	13.69	1,000.00	1,013.66	11.35	2.26

PIMCO RAE PLUS International Fund
Institutional Class	$1,000.00	$1,343.60	$4.91	$1,000.00	$1,020.74	$4.23	0.84%
I-2	1,000.00	1,341.40	5.49	1,000.00	1,020.24	4.73	0.94
Class A	1,000.00	1,341.00	6.95	1,000.00	1,019.00	5.99	1.19

14	PIMCO FUNDAMENTAL INDEX FUNDS

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (10/01/20)	Ending Account Value (03/31/21)	Expenses Paid During Period*	Beginning Account Value (10/01/20)	Ending Account Value (03/31/21)	Expenses Paid During Period*	Net Annualized Expense Ratio**

PIMCO RAE PLUS Small Fund
Institutional Class	$1,000.00	$1,714.50	$5.82	$1,000.00	$1,020.64	$4.33	0.86%
I-2	1,000.00	1,713.20	6.49	1,000.00	1,020.14	4.84	0.96
Class A	1,000.00	1,712.60	8.18	1,000.00	1,018.90	6.09	1.21
Class C	1,000.00	1,706.90	13.23	1,000.00	1,015.16	9.85	1.96

PIMCO RAE Worldwide Long/Short PLUS Fund
Institutional Class	$1,000.00	$1,100.00	$6.28	$1,000.00	$1,018.95	$6.04	1.20%
I-2	1,000.00	1,099.90	6.81	1,000.00	1,018.45	6.54	1.30
Class A	1,000.00	1,098.00	8.37	1,000.00	1,016.95	8.05	1.60
Class C	1,000.00	1,093.40	12.27	1,000.00	1,013.21	11.80	2.35

* Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

** Net Annualized Expense Ratio is reflective of any applicable contractual fee waivers and/or expense reimbursements or voluntary fee waivers. Details regarding fee waivers, if any, can be found in Note 9, Fees and Expenses, in the Notes to Financial Statements.

ANNUAL REPORT	|	MARCH 31, 2021	15

Benchmark Descriptions

Index*	Benchmark Description

3 Month USD LIBOR	The 3 Month USD LIBOR (London Interbank Offered Rate) is an average interest rate, determined by the ICE Benchmark Administration, that banks charge one another for the use of short-term money (3 months) in England’s Eurodollar market.

MSCI EAFE Index	MSCI EAFE Index is an unmanaged index designed to represent the performance of large and mid-cap securities across 21 developed markets, including countries in Europe, Australasia and the Far East, excluding the U.S. and Canada.

MSCI EAFE Value Index	The MSCI EAFE Value Index captures large and mid-cap securities exhibiting overall value style characteristics across developed markets countries around the world, excluding the US and Canada. The value investment style characteristics for index construction of the MSCI EAFE Value Index are defined using three variables: book value to price, 12-month forward earnings to price and dividend yield.

MSCI Emerging Markets Index	The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets.

MSCI Emerging Markets Value Index	The MSCI Emerging Markets Value Index captures large and mid-cap securities exhibiting overall value style characteristics across a group of emerging markets countries. The value investment style characteristics for index construction of the MSCI Emerging Markets Value Index are defined using three variables: book value to price, 12-month forward earnings to price and dividend yield.

Russell 1000® Value Index	The Russell 1000® Value Index measures the performance of large and midcapitalization value sectors of the U.S. equity market, as defined by FTSE Russell. The Russell 1000® Value Index is a subset of the Russell 1000® Index, which measures the performance of the large and mid-capitalization sector of the U.S. equity market.

Russell 2000® Index	Russell 2000® Index is composed of 2,000 of the smallest companies in the Russell 3000® Index and is considered to be representative of the small cap market in general.

Russell 2000® Value Index	The Russell 2000® Value Index measures the performance of the small-capitalization value sector of the U.S. equity market, as defined by FTSE Russell. The Russell 2000® Value Index is a subset of the Russell 2000® Index.

S&P 500 Index	S&P 500 Index is an unmanaged market index generally considered representative of the stock market as a whole. The Index focuses on the large-cap segment of the U.S. equities market.

* It is not possible to invest directly in an unmanaged index.

16	PIMCO FUNDAMENTAL INDEX FUNDS

(THIS PAGE INTENTIONALLY LEFT BLANK)

ANNUAL REPORT	|	MARCH 31, 2021	17

Financial Highlights

		Investment Operations			Less Distributions(c)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period(a)	Net Investment Income (Loss)(b)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total

PIMCO RAE Fundamental Advantage PLUS Fund
Institutional Class

03/31/2021	$8.58	$0.06	$0.93	$0.99	$(0.06)	$0.00	$0.00	$(0.06)

03/31/2020	9.84	0.21	(1.47)	(1.26)	0.00	0.00	0.00	0.00

03/31/2019	10.12	0.20	(0.42)	(0.22)	(0.06)	0.00	0.00	(0.06)

03/31/2018	10.24	0.18	(0.19)	(0.01)	(0.11)	0.00	0.00	(0.11)

03/31/2017	9.70	0.31	0.23	0.54	0.00	0.00	0.00	0.00
Class A

03/31/2021	8.35	0.04	0.88	0.92	(0.04)	0.00	0.00	(0.04)

03/31/2020	9.61	0.18	(1.44)	(1.26)	0.00	0.00	0.00	0.00

03/31/2019	9.89	0.16	(0.41)	(0.25)	(0.03)	0.00	0.00	(0.03)

03/31/2018	10.02	0.14	(0.19)	(0.05)	(0.08)	0.00	0.00	(0.08)

03/31/2017	9.53	0.26	0.23	0.49	0.00	0.00	0.00	0.00

PIMCO RAE PLUS Fund
Institutional Class

03/31/2021	$4.64	$0.10	$3.24	$3.34	$(1.03)	$0.00	$0.00	$(1.03)

03/31/2020	7.00	0.18	(1.44)	(1.26)	(0.18)	(0.91)	(0.01)	(1.10)

03/31/2019	7.50	0.17	0.14	0.31	(0.10)	(0.71)	0.00	(0.81)

03/31/2018	7.28	0.12	0.73	0.85	(0.50)	(0.13)	0.00	(0.63)

03/31/2017	5.93	0.15	1.20	1.35	0.00	0.00	0.00	0.00
I-2

03/31/2021	4.60	0.10	3.19	3.29	(1.02)	0.00	0.00	(1.02)

03/31/2020	6.95	0.17	(1.43)	(1.26)	(0.17)	(0.91)	(0.01)	(1.09)

03/31/2019	7.45	0.16	0.14	0.30	(0.09)	(0.71)	0.00	(0.80)

03/31/2018	7.23	0.11	0.73	0.84	(0.49)	(0.13)	0.00	(0.62)

03/31/2017	5.90	0.14	1.19	1.33	0.00	0.00	0.00	0.00
I-3

03/31/2021	4.59	0.10	3.19	3.29	(1.02)	0.00	0.00	(1.02)

03/31/2020	6.94	0.16	(1.42)	(1.26)	(0.17)	(0.91)	(0.01)	(1.09)

04/27/2018 - 03/31/2019	7.59	0.14	0.02	0.16	(0.10)	(0.71)	0.00	(0.81)
Class A

03/31/2021	4.35	0.08	3.01	3.09	(1.01)	0.00	0.00	(1.01)

03/31/2020	6.63	0.14	(1.35)	(1.21)	(0.15)	(0.91)	(0.01)	(1.07)

03/31/2019	7.15	0.13	0.14	0.27	(0.08)	(0.71)	0.00	(0.79)

03/31/2018	6.96	0.09	0.70	0.79	(0.47)	(0.13)	0.00	(0.60)

03/31/2017	5.70	0.12	1.14	1.26	0.00	0.00	0.00	0.00
Class C

03/31/2021	3.89	0.03	2.68	2.71	(0.97)	0.00	0.00	(0.97)

03/31/2020	6.04	0.08	(1.20)	(1.12)	(0.11)	(0.91)	(0.01)	(1.03)

03/31/2019	6.61	0.07	0.12	0.19	(0.05)	(0.71)	0.00	(0.76)

03/31/2018	6.48	0.03	0.66	0.69	(0.43)	(0.13)	0.00	(0.56)

03/31/2017	5.35	0.07	1.06	1.13	0.00	0.00	0.00	0.00

PIMCO RAE PLUS EMG Fund
Institutional Class

03/31/2021	$6.81	$0.14	$5.35	$5.49	$(2.03)	$0.00	$0.00	$(2.03)

03/31/2020	9.94	0.21	(3.30)	(3.09)	0.00	0.00	(0.04)	(0.04)

03/31/2019	11.33	0.18	(1.28)	(1.10)	(0.29)	0.00	0.00	(0.29)

03/31/2018	10.35	0.16	1.77	1.93	(0.95)	0.00	0.00	(0.95)

03/31/2017	7.83	0.20	2.73	2.93	(0.41)	0.00	0.00	(0.41)
I-2

03/31/2021	6.80	0.13	5.35	5.48	(2.03)	0.00	0.00	(2.03)

03/31/2020	9.94	0.20	(3.30)	(3.10)	0.00	0.00	(0.04)	(0.04)

03/31/2019	11.31	0.18	(1.28)	(1.10)	(0.27)	0.00	0.00	(0.27)

03/31/2018	10.33	0.15	1.76	1.91	(0.93)	0.00	0.00	(0.93)

03/31/2017	7.83	0.20	2.71	2.91	(0.41)	0.00	0.00	(0.41)
Class A

03/31/2021	6.72	0.10	5.25	5.35	(2.00)	0.00	0.00	(2.00)

03/31/2020	9.81	0.17	(3.26)	(3.09)	0.00	0.00	(0.00)	0.00

03/31/2019	11.18	0.14	(1.26)	(1.12)	(0.25)	0.00	0.00	(0.25)

03/31/2018	10.23	0.12	1.74	1.86	(0.91)	0.00	0.00	(0.91)

03/31/2017	7.76	0.17	2.69	2.86	(0.39)	0.00	0.00	(0.39)

18	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Asset Value End of Year or Period(a)	Total Return(a)	Net Assets End of Year or Period (000s)	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expense		Expenses Excluding Interest Expense and Waivers		Net Investment Income (Loss)	Portfolio Turnover Rate

$9.51	11.60%	$1,075,166	0.91%		0.91%		0.89%		0.89%		0.69%	355%

8.58	(12.80)	1,591,563	0.96		0.96		0.89		0.89		2.21	455

9.84	(2.23)	1,591,337	0.98		0.98		0.89		0.89		2.04	408

10.12	(0.07)	1,450,180	0.96		0.96		0.89		0.89		1.80	137

10.24	5.57	382,282	0.95		0.95		0.89		0.89		3.09	398

9.23	11.05	10,355	1.31		1.31		1.29		1.29		0.44	355

8.35	(13.11)	4,987	1.36		1.36		1.29		1.29		1.90	455

9.61	(2.58)	9,366	1.38		1.38		1.29		1.29		1.63	408

9.89	(0.51)	12,585	1.36		1.36		1.29		1.29		1.47	137

10.02	5.14	9,554	1.35		1.35		1.29		1.29		2.62	398

$6.95	75.31%	$695,032	0.80%		0.80%		0.79%		0.79%		1.71%	271%

4.64	(22.56)	291,485	0.87		0.87		0.79		0.79		2.58	441

7.00	4.65	491,771	0.93		0.93		0.79		0.79		2.24	399

7.50	11.89	456,567	0.85		0.85		0.79		0.79		1.64	150

7.28	22.77	459,719	0.86		0.86		0.79		0.79		2.33	552

6.87	74.92	293,626	0.90		0.90		0.89		0.89		1.64	271

4.60	(22.63)	202,721	0.97		0.97		0.89		0.89		2.46	441

6.95	4.64	296,026	1.03		1.03		0.89		0.89		2.14	399

7.45	11.88	261,970	0.95		0.95		0.89		0.89		1.54	150

7.23	22.54	261,947	0.96		0.96		0.89		0.89		2.21	552

6.86	75.06	6,529	0.95		1.00		0.94		0.99		1.61	271

4.59	(22.67)	3,142	1.02		1.07		0.94		0.99		2.33	441

6.94	2.68	1,890	1.08	*	1.13	*	0.94	*	0.99	*	2.11 *	399

6.43	74.44	508,605	1.20		1.20		1.19		1.19		1.34	271

4.35	(22.88)	367,647	1.27		1.27		1.19		1.19		2.17	441

6.63	4.34	649,864	1.33		1.33		1.19		1.19		1.84	399

7.15	11.60	692,730	1.25		1.25		1.19		1.19		1.26	150

6.96	22.11	439,747	1.26		1.26		1.19		1.19		1.95	552

5.63	73.29	131,664	1.95		1.95		1.94		1.94		0.61	271

3.89	(23.52)	154,295	2.02		2.02		1.94		1.94		1.43	441

6.04	3.53	281,900	2.08		2.08		1.94		1.94		1.09	399

6.61	10.81	317,393	2.00		2.00		1.94		1.94		0.49	150

6.48	21.12	355,721	2.01		2.01		1.94		1.94		1.19	552

$10.27	84.08%	$936,800	1.17	%(d)	1.17	%(d)	1.13	%(d)	1.13	%(d)	1.66%	331%

6.81	(31.23)	1,759,028	1.36		1.36		1.15		1.15		2.18	420

9.94	(9.71)	3,110,824	1.25		1.25		1.15		1.15		1.82	339

11.33	19.48	2,496,352	1.18		1.18		1.15		1.15		1.46	87

10.35	38.26	1,219,248	1.27		1.27		1.15		1.15		2.29	368

10.25	84.04	24,161	1.27	(d)	1.27	(d)	1.23	(d)	1.23	(d)	1.41	331

6.80	(31.36)	6,064	1.46		1.46		1.25		1.25		2.04	420

9.94	(9.69)	21,706	1.35		1.35		1.25		1.25		1.72	339

11.31	19.30	53,041	1.28		1.28		1.25		1.25		1.39	87

10.33	38.01	41,744	1.37		1.37		1.25		1.25		2.06	368

10.07	83.06	12,242	1.57	(d)	1.57	(d)	1.53	(d)	1.53	(d)	1.10	331

6.72	(31.50)	7,351	1.76		1.76		1.55		1.55		1.78	420

9.81	(10.02)	17,935	1.65		1.65		1.55		1.55		1.42	339

11.18	18.97	25,707	1.58		1.58		1.55		1.55		1.10	87

10.23	37.61	7,396	1.67		1.67		1.55		1.55		1.83	368

ANNUAL REPORT	|	MARCH 31, 2021	19

Financial Highlights	(Cont.)

		Investment Operations			Less Distributions(c)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period(a)	Net Investment Income (Loss)(b)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total

PIMCO RAE PLUS EMG Fund (Cont.)
Class C

03/31/2021	$6.46	$0.04	$5.05	$5.09	$(1.94)	$0.00	$0.00	$(1.94)

03/31/2020	9.50	0.10	(3.14)	(3.04)	0.00	0.00	(0.00)	0.00

03/31/2019	10.87	0.07	(1.24)	(1.17)	(0.20)	0.00	0.00	(0.20)

03/31/2018	9.98	0.03	1.71	1.74	(0.85)	0.00	0.00	(0.85)

03/31/2017	7.59	0.10	2.63	2.73	(0.34)	0.00	0.00	(0.34)

PIMCO RAE PLUS International Fund
Institutional Class

03/31/2021	$5.10	$0.06	$2.98	$3.04	$(1.27)	$0.00	$0.00	$(1.27)

03/31/2020	7.09	0.18	(1.97)	(1.79)	(0.20)	0.00	0.00	(0.20)

03/31/2019	9.63	0.25	(0.97)	(0.72)	(1.82)	0.00	0.00	(1.82)

03/31/2018	9.04	0.17	1.35	1.52	(0.93)	0.00	0.00	(0.93)

03/31/2017	7.48	0.22	1.44	1.66	(0.10)	0.00	0.00	(0.10)
I-2

03/31/2021	5.08	0.07	2.94	3.01	(1.27)	0.00	0.00	(1.27)

03/31/2020	7.08	0.18	(1.99)	(1.81)	(0.19)	0.00	0.00	(0.19)

03/31/2019	9.62	0.25	(0.97)	(0.72)	(1.82)	0.00	0.00	(1.82)

03/31/2018	9.03	0.17	1.34	1.51	(0.92)	0.00	0.00	(0.92)

03/31/2017	7.47	0.23	1.42	1.65	(0.09)	0.00	0.00	(0.09)
Class A

03/31/2021	5.08	0.04	2.96	3.00	(1.25)	0.00	0.00	(1.25)

03/31/2020	7.07	0.17	(1.98)	(1.81)	(0.18)	0.00	0.00	(0.18)

03/31/2019	9.60	0.23	(0.96)	(0.73)	(1.80)	0.00	0.00	(1.80)

03/31/2018	9.03	0.16	1.32	1.48	(0.91)	0.00	0.00	(0.91)

03/31/2017	7.47	0.21	1.42	1.63	(0.07)	0.00	0.00	(0.07)

PIMCO RAE PLUS Small Fund
Institutional Class

03/31/2021	$6.61	$0.10	$7.77	$7.87	$(2.98)	$(0.56)	$0.00	$(3.54)

03/31/2020	10.41	0.22	(3.80)	(3.58)	(0.22)	0.00	0.00	(0.22)

03/31/2019	11.61	0.23	(0.29)	(0.06)	(0.38)	(0.76)	0.00	(1.14)

03/31/2018	11.60	0.20	0.98	1.18	(0.49)	(0.68)	0.00	(1.17)

03/31/2017	8.82	0.29	2.55	2.84	(0.06)	0.00	0.00	(0.06)
I-2

03/31/2021	6.59	0.10	7.73	7.83	(2.98)	(0.56)	0.00	(3.54)

03/31/2020	10.38	0.21	(3.78)	(3.57)	(0.22)	0.00	0.00	(0.22)

03/31/2019	11.58	0.22	(0.29)	(0.07)	(0.37)	(0.76)	0.00	(1.13)

03/31/2018	11.57	0.18	0.99	1.17	(0.48)	(0.68)	0.00	(1.16)

03/31/2017	8.81	0.27	2.55	2.82	(0.06)	0.00	0.00	(0.06)
Class A

03/31/2021	6.55	0.07	7.66	7.73	(2.95)	(0.56)	0.00	(3.51)

03/31/2020	10.31	0.19	(3.76)	(3.57)	(0.19)	0.00	0.00	(0.19)

03/31/2019	11.51	0.19	(0.28)	(0.09)	(0.35)	(0.76)	0.00	(1.11)

03/31/2018	11.52	0.16	0.97	1.13	(0.46)	(0.68)	0.00	(1.14)

03/31/2017	8.77	0.25	2.53	2.78	(0.03)	0.00	0.00	(0.03)
Class C

03/31/2021	6.40	(0.00)	7.48	7.48	(2.90)	(0.56)	0.00	(3.46)

03/31/2020	10.11	0.11	(3.68)	(3.57)	(0.14)	0.00	0.00	(0.14)

03/31/2019	11.32	0.10	(0.28)	(0.18)	(0.27)	(0.76)	0.00	(1.03)

03/31/2018	11.34	0.06	0.97	1.03	(0.37)	(0.68)	0.00	(1.05)

03/31/2017	8.68	0.20	2.46	2.66	0.00	0.00	0.00	0.00

PIMCO RAE Worldwide Long/Short PLUS Fund
Institutional Class

03/31/2021	$8.21	$0.09	$0.98	$1.07	$(0.74)	$0.00	$0.00	$(0.74)

03/31/2020	10.23	0.21	(1.64)	(1.43)	(0.59)	0.00	0.00	(0.59)

03/31/2019	9.51	0.17	0.68	0.85	(0.13)	0.00	0.00	(0.13)

03/31/2018	10.02	0.16	0.39	0.55	(1.06)	0.00	0.00	(1.06)

03/31/2017	9.33	0.22	0.87	1.09	(0.40)	0.00	0.00	(0.40)

20	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Asset Value End of Year or Period(a)	Total Return(a)	Net Assets End of Year or Period (000s)	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expense		Expenses Excluding Interest Expense and Waivers		Net Investment Income (Loss)	Portfolio Turnover Rate

$9.61	82.02%	$1,540	2.32	%(d)	2.32	%(d)	2.28	%(d)	2.28	%(d)	0.46%	331%

6.46	(32.00)	1,326	2.51		2.51		2.30		2.30		1.06	420

9.50	(10.77)	3,331	2.40		2.40		2.30		2.30		0.67	339

10.87	18.13	4,657	2.33		2.33		2.30		2.30		0.31	87

9.98	36.57	2,268	2.42		2.42		2.30		2.30		1.10	368

$6.87	62.21%	$1,163,251	0.83%		0.83%		0.82%		0.82%		0.92%	457%

5.10	(26.10)	702,304	0.87		0.87		0.82		0.82		2.61	462

7.09	(7.10)	380,912	1.09		1.09		0.83		0.83		3.10	366

9.63	16.94	557,862	0.94		0.94		0.82		0.82		1.77	144

9.04	22.36	942,949	0.87		0.87		0.82		0.82		2.66	250

6.82	61.72	493	0.93		0.93		0.92		0.92		1.13	457

5.08	(26.35)	283	0.97		0.97		0.92		0.92		2.58	462

7.08	(7.18)	4,720	1.19		1.19		0.93		0.93		3.06	366

9.62	16.88	3,958	1.04		1.04		0.92		0.92		1.71	144

9.03	22.30	4,830	0.97		0.97		0.92		0.92		2.83	250

6.83	61.55	5,474	1.18		1.18		1.17		1.17		0.60	457

5.08	(26.39)	4,740	1.22		1.22		1.17		1.17		2.36	462

7.07	(7.31)	9,292	1.44		1.44		1.18		1.18		2.85	366

9.60	16.44	9,481	1.29		1.29		1.17		1.17		1.65	144

9.03	22.01	3,142	1.22		1.22		1.17		1.17		2.57	250

$10.94	131.16%	$683,013	0.86%		0.86%		0.84%		0.84%		1.14%	338%

6.61	(35.18)	206,844	0.93		0.93		0.84		0.84		2.19	468

10.41	(0.37)	137,253	0.92		0.92		0.84		0.84		1.99	405

11.61	10.35	81,039	0.89		0.89		0.84		0.84		1.66	141

11.60	32.15	65,475	0.88		0.88		0.84		0.84		2.83	352

10.88	130.85	18,798	0.96		0.96		0.94		0.94		1.00	338

6.59	(35.23)	3,631	1.03		1.03		0.94		0.94		2.09	468

10.38	(0.46)	5,079	1.02		1.02		0.94		0.94		1.91	405

11.58	10.26	2,938	0.99		0.99		0.94		0.94		1.54	141

11.57	32.00	3,584	0.98		0.98		0.94		0.94		2.52	352

10.77	130.09	18,414	1.21		1.21		1.19		1.19		0.75	338

6.55	(35.32)	7,440	1.28		1.28		1.19		1.19		1.85	468

10.31	(0.70)	15,655	1.27		1.27		1.19		1.19		1.66	405

11.51	9.90	10,296	1.24		1.24		1.19		1.19		1.34	141

11.52	31.73	3,861	1.23		1.23		1.19		1.19		2.42	352

10.42	128.64	2,943	1.96		1.96		1.94		1.94		(0.01)	338

6.40	(35.86)	1,635	2.03		2.03		1.94		1.94		1.13	468

10.11	(1.45)	3,581	2.02		2.02		1.94		1.94		0.91	405

11.32	9.20	2,713	1.99		1.99		1.94		1.94		0.55	141

11.34	30.65	2,928	1.98		1.98		1.94		1.94		2.00	352

$8.54	13.72%	$1,156,430	1.21%		1.21%		1.19%		1.19%		1.06%	267%

8.21	(14.91)	1,370,195	1.28		1.28		1.19		1.19		2.13	407

10.23	8.94	1,715,801	1.28		1.28		1.19		1.19		1.72	337

9.51	5.35	1,028,520	1.23		1.23		1.19		1.19		1.62	168

10.02	11.92	1,379,963	1.22		1.22		1.19		1.19		2.26	231

ANNUAL REPORT	|	MARCH 31, 2021	21

Financial Highlights	(Cont.)

		Investment Operations			Less Distributions(c)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period(a)	Net Investment Income (Loss)(b)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total

PIMCO RAE Worldwide Long/Short PLUS Fund (Cont.)
I-2

03/31/2021	$8.20	$0.09	$0.99	$1.08	$(0.73)	$0.00	$0.00	$(0.73)

08/23/2019 - 03/31/2020	9.95	0.09	(1.43)	(1.34)	(0.41)	0.00	0.00	(0.41)
Class A

03/31/2021	8.18	0.06	0.98	1.04	(0.71)	0.00	0.00	(0.71)

08/23/2019 - 03/31/2020	9.95	0.08	(1.44)	(1.36)	(0.41)	0.00	0.00	(0.41)
Class C

03/31/2021	8.18	0.00	0.98	0.98	(0.63)	0.00	0.00	(0.63)

08/23/2019 - 03/31/2020	9.95	0.03	(1.43)	(1.40)	(0.37)	0.00	0.00	(0.37)

^	A zero balance may reflect actual amounts rounding to less than $0.01 or 0.01%.
*	Annualized
(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Funds.
(b)	Per share amounts based on average number of shares outstanding during the year or period.
(c)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

(d)	Effective October 1, 2020, the Fund’s Investment advisory fee was decreased by 0.05% to an annual rate of 0.80%.

22	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Asset Value End of Year or Period(a)	Total Return(a)	Net Assets End of Year or Period (000s)	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expense		Expenses Excluding Interest Expense and Waivers		Net Investment Income (Loss)		Portfolio Turnover Rate

$8.55	13.78%	$9,127	1.31%		1.31%		1.29%		1.29%		1.08%		267%

8.20	(14.21)	22,341	1.38	*	1.38	*	1.29	*	1.29	*	1.59	*	407

8.51	13.30	24,572	1.61		1.61		1.59		1.59		0.76		267

8.18	(14.38)	36,705	1.68	*	1.68	*	1.59	*	1.59	*	1.32	*	407

8.53	12.44	11,690	2.36		2.36		2.34		2.34		0.01		267

8.18	(14.68)	24,912	2.43	*	2.43	*	2.34	*	2.34	*	0.56	*	407

ANNUAL REPORT	|	MARCH 31, 2021	23

Statements of Assets and Liabilities

(Amounts in thousands†, except per share amounts)	PIMCO RAE Fundamental Advantage PLUS Fund	PIMCO RAE PLUS Fund	PIMCO RAE PLUS EMG Fund	PIMCO RAE PLUS International Fund

Assets:

Investments, at value
Investments in securities*	$951,949	$1,217,349	$660,500	$855,124
Investments in Affiliates	234,194	536,594	336,311	329,812
Financial Derivative Instruments
Exchange-traded or centrally cleared	2,374	3,634	1,811	1,714
Over the counter	176,900	136,418	85,482	228,441
Cash	4,712	1	942	523
Deposits with counterparty	4,848	5,330	2,075	4,154
Foreign currency, at value	5,001	16,414	6,875	7,034
Receivable for investments sold	17,604	64,826	26,558	9,193
Receivable for TBA investments sold	165,038	128,027	112,570	136,754
Receivable for Fund shares sold	104	2,644	1,205	1,507
Interest and/or dividends receivable	3,174	3,296	1,994	2,635
Dividends receivable from Affiliates	59	99	58	72
Other assets	6	4	6	2
Total Assets	1,565,963	2,114,636	1,236,387	1,576,965

Liabilities:

Borrowings & Other Financing Transactions
Payable for short sales	$22,560	$12,276	$15,833	$8,918
Financial Derivative Instruments
Exchange-traded or centrally cleared	1,938	2,604	1,662	981
Over the counter	101,597	7,373	4,481	6,255
Payable for investments purchased	3,848	87,706	1	287
Payable for investments in Affiliates purchased	59	99	58	72
Payable for investments purchased on a delayed-delivery basis	0	3,993	0	2,232
Payable for TBA investments purchased	188,838	168,685	141,095	151,977
Deposits from counterparty	158,092	193,291	97,140	236,132
Payable for Fund shares redeemed	2,588	1,780	469	44
Accrued investment advisory fees	661	720	653	589
Accrued supervisory and administrative fees	259	436	248	259
Accrued distribution fees	0	84	1	0
Accrued servicing fees	2	133	3	1
Total Liabilities	480,442	479,180	261,644	407,747

Net Assets	$1,085,521	$1,635,456	$974,743	$1,169,218

Net Assets Consist of:

Paid in capital	$1,950,627	$1,357,408	$1,038,418	$829,249
Distributable earnings (accumulated loss)	(865,106)	278,048	(63,675)	339,969

Net Assets	$1,085,521	$1,635,456	$974,743	$1,169,218

Cost of investments in securities	$935,501	$1,158,854	$625,414	$841,899
Cost of investments in Affiliates	$233,971	$536,639	$336,322	$328,696
Cost of foreign currency held	$5,011	$16,693	$6,846	$6,880
Proceeds received on short sales	$22,766	$12,394	$16,025	$8,990
Cost or premiums of financial derivative instruments, net	$(3,923)	$4,781	$(15,202)	$4,678

* Includes repurchase agreements of:	$0	$121,324	$0	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.

24	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

March 31, 2021

PIMCO RAE PLUS Small Fund	PIMCO RAE Worldwide Long/Short PLUS Fund

$473,690	$953,841
267,216	338,602

851	3,082
247,838	31,243
469	48
4,074	5,032
1,788	9,779
10,684	75,069
74,063	108,345
5,653	223
1,454	3,149
55	63
1	47
1,087,836	1,528,523

$2,557	$20,602

483	2,252
3,536	7,029
9,307	58,423
55	63
250	0
87,519	144,739
255,456	90,997
4,972	1,389
368	940
159	255
2	7
4	8
364,668	326,704

$723,168	$1,201,819

$349,350	$1,318,032
373,818	(116,213)

$723,168	$1,201,819

$463,165	$917,787
$267,224	$338,630
$1,713	$10,445
$2,579	$20,776
$1,504	$4,619

$0	$96,548

ANNUAL REPORT	|	MARCH 31, 2021	25

Statements of Assets and Liabilities	(Cont.)

	PIMCO RAE Fundamental Advantage PLUS Fund	PIMCO RAE PLUS Fund	PIMCO RAE PLUS EMG Fund	PIMCO RAE PLUS International Fund

Net Assets:

Institutional Class	$1,075,166	$695,032	$936,800	$1,163,251
I-2	N/A	293,626	24,161	493
I-3	N/A	6,529	N/A	N/A
Class A	10,355	508,605	12,242	5,474
Class C	N/A	131,664	1,540	N/A

Shares Issued and Outstanding:

Institutional Class	113,087	99,966	91,188	169,388
I-2	N/A	42,721	2,358	72
I-3	N/A	952	N/A	N/A
Class A	1,122	79,076	1,215	802
Class C	N/A	23,383	160	N/A

Net Asset Value Per Share Outstanding(a):

Institutional Class	$9.51	$6.95	$10.27	$6.87
I-2	N/A	6.87	10.25	6.82
I-3	N/A	6.86	N/A	N/A
Class A	9.23	6.43	10.07	6.83

Class C	N/A	5.63	9.61	N/A

(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Funds.

26	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

March 31, 2021

PIMCO RAE PLUS Small Fund	PIMCO RAE Worldwide Long/Short PLUS Fund

$683,013	$1,156,430
18,798	9,127
N/A	N/A
18,414	24,572
2,943	11,690

62,439	135,364
1,727	1,068
N/A	N/A
1,710	2,887
282	1,370

$10.94	$8.54
10.88	8.55
N/A	N/A
10.77	8.51

10.42	8.53

ANNUAL REPORT	|	MARCH 31, 2021	27

Statements of Operations

Year Ended March 31, 2021
(Amounts in thousands†)	PIMCO RAE Fundamental Advantage PLUS Fund	PIMCO RAE PLUS Fund	PIMCO RAE PLUS EMG Fund	PIMCO RAE PLUS International Fund

Investment Income:

Interest, net of foreign taxes*	$18,621	$32,795	$33,689	$23,257
Dividends	502	0	381	175
Dividends from Investments in Affiliates	1,236	545	561	1,941
Total Income	20,359	33,340	34,631	25,373

Expenses:

Investment advisory fees	8,114	7,088	10,168	8,248
Supervisory and administrative fees	3,177	4,378	3,708	3,625
Distribution and/or servicing fees - Administrative Class	N/A	8 (a)	N/A	N/A
Distribution fees - Class C	N/A	1,155	10	N/A
Servicing fees - Class A	12	1,051	26	17
Servicing fees - Class C	N/A	385	3	N/A
Trustee fees	9	8	9	7
Interest expense	294	141	454	148
Miscellaneous expense	7	26	2	8
Total Expenses	11,613	14,240	14,380	12,053
Waiver and/or Reimbursement by PIMCO	0	(3)	0	0
Net Expenses	11,613	14,237	14,380	12,053

Net Investment Income (Loss)	8,746	19,103	20,251	13,320

Net Realized Gain (Loss):

Investments in securities	46,989	26,532	118,519	33,523
Investments in Affiliates	(1,052)	317	259	503
Exchange-traded or centrally cleared financial derivative instruments	(34,155)	(24,135)	(97,923)	8,852
Over the counter financial derivative instruments	(50,026)	351,992	205,513	368,778
Short sales	867	497	790	(215)
Foreign currency	1,900	1,236	1,415	1,726

Net Realized Gain (Loss)	(35,477)	356,439	228,573	413,167

Net Change in Unrealized Appreciation (Depreciation):

Investments in securities	(22,703)	(12,579)	(63,911)	(3,446)
Investments in Affiliates	1,591	429	(173)	2,290
Exchange-traded or centrally cleared financial derivative instruments	47,335	47,180	112,162	20,190
Over the counter financial derivative instruments	150,098	334,695	489,115	279,881
Short sales	(780)	(445)	(717)	238
Foreign currency assets and liabilities	(267)	408	(80)	(169)

Net Change in Unrealized Appreciation (Depreciation)	175,274	369,688	536,396	298,984

Net Increase (Decrease) in Net Assets Resulting from Operations	$148,543	$745,230	$785,220	$725,471

* Foreign tax withholdings	$0	$0	$0	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Administrative Class shares liquidated at the close of business March 12, 2021

(a) Administrative Class shares liquidated at the close of business March 12, 2021

28	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

PIMCO RAE PLUS Small Fund	PIMCO RAE Worldwide Long/Short PLUS Fund

$14,029	$23,940
0	0
643	500
14,672	24,440

4,332	10,062
1,854	2,762
N/A	N/A
16	141
25	72
6	47
4	7
130	267
0	15
6,367	13,373
0	0
6,367	13,373

8,305	11,067

16,601	36,871
520	(1,596)
3,375	(47,007)
343,361	182,435
(70)	734
13	3,287

363,800	174,724

7,199	(17,134)
11	1,767
7,413	39,502
280,302	(65,283)
78	(662)
(142)	(536)

294,861	(42,346)

$666,966	$143,445

$0	$5

ANNUAL REPORT	|	MARCH 31, 2021	29

Statements of Changes in Net Assets

	PIMCO RAE Fundamental Advantage PLUS Fund		PIMCO RAE PLUS Fund

(Amounts in thousands†)	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2021		Year Ended March 31, 2020

Increase (Decrease) in Net Assets from:

Operations:

Net investment income (loss)	$8,746	$41,767	$19,103		$35,738
Net realized gain (loss)	(35,477)	(290,459)	356,439		(185,405)
Net change in unrealized appreciation (depreciation)	175,274	(30,473)	369,688		(150,396)

Net Increase (Decrease) in Net Assets Resulting from Operations	148,543	(279,165)	745,230		(300,063)

Distributions to Shareholders:

From net investment income and/or net realized capital gains
Institutional Class	(7,979)	0	(87,615)		(66,582)
I-2	N/A	0 (a)	(37,271)		(48,192)
I-3	N/A	N/A	(919)		(531)
Administrative Class	N/A	N/A	(448	)(c)	(779)
Class A	(23)	0	(73,473)		(88,245)
Class C	N/A	N/A	(25,276)		(39,875)

Tax basis return of capital
Institutional Class	0	0	0		(702)
I-2	N/A	0 (a)	0		(497)
I-3	N/A	N/A	0		(4)
Administrative Class	N/A	N/A	0	(c)	(8)
Class A	0	0	0		(899)
Class C	N/A	N/A	0		(389)

Total Distributions(f)	(8,002)	0	(225,002)		(246,703)

Fund Share Transactions:

Net increase (decrease) resulting from Fund share transactions*	(651,570)	273,592	92,781		(157,451)

Total Increase (Decrease) in Net Assets	(511,029)	(5,573)	613,009		(704,217)

Net Assets:

Beginning of year	1,596,550	1,602,123	1,022,447		1,726,664
End of year	$1,085,521	$1,596,550	$1,635,456		$1,022,447

†	A zero balance may reflect actual amounts rounding to less than one thousand.
*	See Note 14, Shares of Beneficial Interest, in the Notes to Financial Statements.
(a)	I-2 Shares liquidated at the close of business on February 7, 2020.
(b)	Inception date of I-2 was August 23, 2019.
(c)	Administrative Class Shares liquidated at the close of business on March 12, 2021.
(d)	Inception date of Class A was August 23, 2019.
(e)	Inception date of Class C was August 23, 2019.
(f)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

30	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

PIMCO RAE PLUS EMG Fund		PIMCO RAE PLUS International Fund		PIMCO RAE PLUS Small Fund		PIMCO RAE Worldwide Long/Short PLUS Fund

Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2021	Year Ended March 31, 2020

$20,251	$59,037	$13,320	$11,420	$8,305	$3,620	$11,067	$34,854
228,573	(446,635)	413,167	(105,782)	363,800	(30,280)	174,724	(415,105)
536,396	(388,620)	298,984	(50,344)	294,861	(38,227)	(42,346)	110,107

785,220	(776,218)	725,471	(144,706)	666,966	(64,887)	143,445	(270,144)

(204,801)	0	(253,797)	(11,213)	(231,140)	(3,080)	(89,401)	(92,731)
(2,391)	0	(78)	(117)	(2,850)	(105)	(1,446)	(138	)(b)
N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
(2,520)	0	(1,131)	(171)	(4,149)	(274)	(2,613)	(148	)(d)
(290)	0	N/A	N/A	(864)	(42)	(1,543)	(87	)(e)

0	(9,931)	0	0	0	0	0	0
0	(71)	0	0	0	0	0	0	(b)
N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
0	(0)	0	0	0	0	0	0	(d)
0	(0)	N/A	N/A	0	0	0	0	(e)

(210,002)	(10,002)	(255,006)	(11,501)	(239,003)	(3,501)	(95,003)	(93,104)

(1,374,244)	(593,807)	(8,574)	468,610	75,655	126,370	(300,776)	101,600

(799,026)	(1,380,027)	461,891	312,403	503,618	57,982	(252,334)	(261,648)

1,773,769	3,153,796	707,327	394,924	219,550	161,568	1,454,153	1,715,801
$974,743	$1,773,769	$1,169,218	$707,327	$723,168	$219,550	$1,201,819	$1,454,153

ANNUAL REPORT	|	MARCH 31, 2021	31

Schedule of Investments	PIMCO RAE Fundamental Advantage PLUS Fund

(Amounts in thousands*, except number of shares, contracts, and units, if any)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 87.7%

CORPORATE BONDS & NOTES 14.2%

BANKING & FINANCE 10.0%

ABN AMRO Bank NV
4.750% due 07/28/2025		$100	$112

AerCap Ireland Capital DAC
4.625% due 07/01/2022		400	418

American Tower Corp.
1.000% due 01/15/2032	EUR	1,804	2,121
3.800% due 08/15/2029		$881	961

Aviation Capital Group LLC
5.500% due 12/15/2024		400	448

Barclays Bank PLC
10.179% due 06/12/2021		9,073	9,229

Barclays PLC
1.574% (US0003M + 1.380%) due 05/16/2024 ~		1,038	1,053
4.337% due 01/10/2028		200	222
4.972% due 05/16/2029 •		200	230
5.088% due 06/20/2030 •		200	227
5.200% due 05/12/2026		200	227
7.125% due 06/15/2025 •(h)(i)	GBP	882	1,372
7.875% due 03/15/2022 •(h)(i)		$200	211
8.000% due 06/15/2024 •(h)(i)		200	222

BOC Aviation Ltd.
4.000% due 01/25/2024		200	214

CIT Group, Inc.
5.000% due 08/15/2022		182	192

Citigroup, Inc.
1.214% (US0003M + 1.023%) due 06/01/2024 ~		2,878	2,916

Cooperatieve Rabobank UA
6.625% due 06/29/2021 •(h)(i)	EUR	1,000	1,191

Credit Suisse AG
6.500% due 08/08/2023 (i)		$800	883

Credit Suisse Group AG
3.750% due 03/26/2025		500	539
6.375% due 08/21/2026 •(h)(i)		574	612

Deutsche Bank AG
1.375% due 09/03/2026 •	EUR	1,500	1,813
1.420% (US0003M + 1.230%) due 02/27/2023 ~		$881	888
1.625% due 01/20/2027	EUR	2,800	3,426
1.750% due 01/17/2028		300	369
3.961% due 11/26/2025 •		$3,081	3,339
4.250% due 10/14/2021		7,630	7,773

Discover Bank
4.650% due 09/13/2028		400	458

Equitable Holdings, Inc.
4.350% due 04/20/2028		1,915	2,146

Fairfax Financial Holdings Ltd.
2.750% due 03/29/2028	EUR	441	561

Ford Motor Credit Co. LLC
1.048% (US0003M + 0.810%) due 04/05/2021 ~		$1,182	1,182
1.463% (US0003M + 1.270%) due 03/28/2022 ~		558	554
3.087% due 01/09/2023		912	928
3.550% due 10/07/2022		626	642

General Motors Financial Co., Inc.
0.015% due 03/26/2022 •	EUR	200	235
1.509% (US0003M + 1.310%) due 06/30/2022 ~		$104	105

GSPA Monetization Trust
6.422% due 10/09/2029		32	35

Healthcare Realty Trust, Inc.
2.400% due 03/15/2030		346	338

HSBC Holdings PLC
1.189% (US0003M + 1.000%) due 05/18/2024 ~		200	202
2.357% due 08/18/2031 •		1,569	1,511
3.000% due 05/29/2030 •	GBP	723	1,072
4.292% due 09/12/2026 •		$472	523

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

ING Groep NV
5.750% due 11/16/2026 •(h)(i)		$200	$218

JPMorgan Chase & Co.
2.182% due 06/01/2028 •		3,138	3,174

Lloyds Banking Group PLC
4.550% due 08/16/2028		801	913
7.500% due 09/27/2025 •(h)(i)		1,992	2,281
7.625% due 06/27/2023 •(h)(i)	GBP	1,302	1,960

Nationwide Building Society
4.363% due 08/01/2024 •		$500	540

Natwest Group PLC
1.751% (US0003M + 1.550%) due 06/25/2024 ~		2,432	2,485
2.875% due 09/19/2026 •	GBP	158	232
4.269% due 03/22/2025 •		$500	546
4.519% due 06/25/2024 •		1,412	1,525
4.892% due 05/18/2029 •		4,426	5,048
5.076% due 01/27/2030 •		200	232
8.000% due 08/10/2025 •(h)(i)		440	517
8.625% due 08/15/2021 •(h)(i)		2,524	2,590

Navient Corp.
6.625% due 07/26/2021		209	213
7.250% due 01/25/2022		182	189

Nissan Motor Acceptance Corp.
0.883% due 09/28/2022 •		78	78
1.900% due 09/14/2021		449	451
2.600% due 09/28/2022		554	568
2.650% due 07/13/2022		572	584
3.650% due 09/21/2021		390	395

Nomura Holdings, Inc.
1.851% due 07/16/2025		1,255	1,253
2.679% due 07/16/2030		1,491	1,466

OneMain Finance Corp.
5.625% due 03/15/2023		93	99
6.125% due 05/15/2022		209	219

Park Aerospace Holdings Ltd.
5.250% due 08/15/2022		12	13

Santander UK Group Holdings PLC
4.796% due 11/15/2024 •		801	882

SL Green Realty Corp.
4.500% due 12/01/2022		410	429

SMBC Aviation Capital Finance DAC
2.650% due 07/15/2021		200	201
3.000% due 07/15/2022		300	307

Societe Generale S.A.
6.750% due 04/07/2021 •(h)(i)	EUR	180	211

Standard Chartered PLC
1.383% (US0003M + 1.200%) due 09/10/2022 ~		$1,133	1,138

Sumitomo Mitsui Financial Group, Inc.
2.130% due 07/08/2030		3,609	3,488

UBS AG
5.125% due 05/15/2024 (i)		6,749	7,446
7.625% due 08/17/2022 (i)		1,336	1,457

UBS Group AG
4.125% due 09/24/2025		200	222

UniCredit SpA
6.572% due 01/14/2022		1,000	1,043
6.750% due 09/10/2021 •(h)(i)	EUR	300	360

Wells Fargo & Co.
0.625% due 03/25/2030		1,500	1,751
1.741% due 05/04/2030 •		1,200	1,526
2.393% due 06/02/2028 •		$7,296	7,482

WPC Eurobond BV
2.250% due 04/09/2026	EUR	881	1,126

			108,558

INDUSTRIALS 3.1%

Aker BP ASA
2.875% due 01/15/2026		$450	465

BAT Capital Corp.
3.222% due 08/15/2024		31	33

BAT International Finance PLC
3.950% due 06/15/2025		93	102

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Boeing Co.
2.750% due 02/01/2026		$700	$721

Broadcom, Inc.
2.450% due 02/15/2031		1,000	945
3.500% due 02/15/2041		500	480
3.750% due 02/15/2051		200	192

Canadian Pacific Railway Co.
4.500% due 01/15/2022		64	66

Charter Communications Operating LLC
1.855% (US0003M + 1.650%) due 02/01/2024 ~		1,101	1,132
4.908% due 07/23/2025		315	357

Cheniere Corpus Christi Holdings LLC
3.700% due 11/15/2029		700	739

DAE Funding LLC
1.625% due 02/15/2024		1,100	1,099
2.625% due 03/20/2025		500	504
3.375% due 03/20/2028		600	597
5.250% due 11/15/2021		78	80

Daimler Finance North America LLC
0.865% (US0003M + 0.670%) due 11/05/2021 ~		150	150

Dell International LLC
4.900% due 10/01/2026		78	89
5.300% due 10/01/2029		235	275
5.850% due 07/15/2025		78	91

Energy Transfer Operating LP
4.250% due 03/15/2023		235	248

Energy Transfer Partners LP
5.000% due 10/01/2022		78	82

Fairstone Financial, Inc.
7.875% due 07/15/2024		220	232

Huntsman International LLC
5.125% due 11/15/2022		235	248

IHO Verwaltungs GmbH (3.625% Cash or 4.375% PIK)
3.625% due 05/15/2025 (c)	EUR	628	751

IHO Verwaltungs GmbH (6.000% Cash or 6.750% PIK)
6.000% due 05/15/2027 (c)		$1,238	1,302

Imperial Brands Finance PLC
3.500% due 07/26/2026		2,190	2,343
3.875% due 07/26/2029		1,255	1,339

INEOS Finance PLC
2.125% due 11/15/2025	EUR	912	1,060

MPLX LP
2.650% due 08/15/2030		$900	883

Nissan Motor Co. Ltd.
3.043% due 09/15/2023		785	822
3.522% due 09/17/2025		1,177	1,248
4.345% due 09/17/2027		1,741	1,895
4.810% due 09/17/2030		500	549

Oracle Corp.
3.850% due 04/01/2060		4,080	4,011

Perrigo Finance Unlimited Co.
3.150% due 06/15/2030		800	786

Sands China Ltd.
5.125% due 08/08/2025		1,961	2,197
5.400% due 08/08/2028		2,746	3,144

Takeda Pharmaceutical Co. Ltd.
3.175% due 07/09/2050		1,020	977
3.375% due 07/09/2060		1,020	982

ZF North America Capital, Inc.
4.500% due 04/29/2022		150	154

Zimmer Biomet Holdings, Inc.
3.550% due 04/01/2025		314	340

			33,710

UTILITIES 1.1%

AT&T, Inc.
2.250% due 02/01/2032		549	523

Pacific Gas & Electric Co.
1.573% (US0003M + 1.375%) due 11/15/2021 ~		4,200	4,208
2.500% due 02/01/2031		2,118	2,000

32	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

March 31, 2021

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
4.550% due 07/01/2030	$800	$868

Petrobras Global Finance BV
5.093% due 01/15/2030	424	441

Rio Oil Finance Trust
8.200% due 04/06/2028	466	532

Sprint Communications, Inc.
6.000% due 11/15/2022	602	645
11.500% due 11/15/2021	155	165

Sprint Corp.
7.250% due 09/15/2021	2,081	2,136
7.875% due 09/15/2023	189	216

		11,734

Total Corporate Bonds & Notes (Cost $152,589)		154,002

MUNICIPAL BONDS & NOTES 0.1%
ILLINOIS 0.0%

Illinois State General Obligation Bonds, (BABs), Series 2010
6.630% due 02/01/2035	85	102
6.725% due 04/01/2035	185	223

		325

NEW JERSEY 0.1%

Middlesex County, New Jersey Improvement Authority Revenue Bonds, (AGM Insured), Series 2004
0.000% due 10/01/2022 (e)	605	589

Total Municipal Bonds & Notes (Cost $839)		914

U.S. GOVERNMENT AGENCIES 4.6%

Fannie Mae
1.800% due 03/01/2034 •	26	27
2.251% due 01/25/2031 ~(a)	401	59
2.310% due 08/01/2022	62	63
2.323% due 12/01/2034 •	31	31
4.500% due 09/25/2040	649	771

Freddie Mac
2.156% due 07/15/2035 •	7,767	7,878
3.500% due 07/15/2042	2,252	2,350
4.000% due 01/01/2048 - 03/01/2049	1,149	1,237
6.500% due 05/01/2035	67	76

Ginnie Mae
0.465% due 08/20/2047 •	157	156
1.336% due 04/20/2068 •	827	834
2.125% due 11/20/2044 •	305	317

Ginnie Mae, TBA
5.000% due 04/01/2051	4,800	5,255

Small Business Administration
5.490% due 03/01/2028	14	16
6.020% due 08/01/2028	117	130

Uniform Mortgage-Backed Security
3.500% due 02/01/2043 - 09/01/2048	7,336	7,771
6.000% due 08/01/2036 - 04/01/2041	372	435
6.500% due 09/01/2036	50	57

Uniform Mortgage-Backed Security, TBA
2.000% due 06/01/2051	13,882	13,803
4.500% due 04/01/2051	7,700	8,383

Total U.S. Government Agencies (Cost $48,895)		49,649

U.S. TREASURY OBLIGATIONS 23.2%

U.S. Treasury Bonds
1.625% due 11/15/2050	22,110	18,431
3.000% due 08/15/2048	461	518
3.000% due 02/15/2049	8,947	10,055
4.625% due 02/15/2040	1,293	1,784

U.S. Treasury Inflation Protected Securities (g)
0.125% due 02/15/2051	7,936	7,990

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.250% due 02/15/2050		$305	$320
0.625% due 02/15/2043		714	808
0.750% due 02/15/2045		1,444	1,674
1.000% due 02/15/2046		1,645	2,019
1.000% due 02/15/2049		4,011	5,031
1.375% due 02/15/2044		9,334	12,215

U.S. Treasury Notes
0.375% due 12/31/2025 (m)		3,200	3,126
0.375% due 01/31/2026 (m)		8,000	7,802
0.500% due 02/28/2026		13,200	12,943
1.125% due 09/30/2021 (m)		17,200	17,292
1.500% due 08/15/2026 (m)		4,700	4,814
1.625% due 02/15/2026 (m)		3,300	3,414
1.750% due 12/31/2024 (k)(m)		12,706	13,258
2.125% due 05/15/2025 (m)		30,665	32,468
2.375% due 05/15/2029 (m)		6,905	7,340
2.625% due 12/31/2025 (k)(m)		9,212	9,970
2.625% due 02/15/2029 (m)		70,117	75,859
3.000% due 09/30/2025 (k)(m)		2,156	2,367

Total U.S. Treasury Obligations (Cost $244,275)			251,498

NON-AGENCY MORTGAGE-BACKED SECURITIES 12.1%

Adjustable Rate Mortgage Trust
3.145% due 01/25/2036 ^~		752	675

American Home Mortgage Assets Trust
0.299% due 10/25/2046 •		164	107
6.750% due 11/25/2046 þ		218	210

Angel Oak Mortgage Trust
1.469% due 06/25/2065 ~		582	585

Avon Finance PLC
0.949% due 09/20/2048 •	GBP	8,634	11,929

Banc of America Funding Trust
2.966% due 09/20/2046 ^~		$862	825

Bear Stearns Adjustable Rate Mortgage Trust
2.945% due 08/25/2033 ~		28	29

Bear Stearns ALT-A Trust
0.429% due 08/25/2036 •		118	113
2.762% due 05/25/2035 ~		34	35

Chase Mortgage Finance Trust
3.214% due 09/25/2036 ^~		221	202

CIM Trust
3.015% due 06/25/2057 ~		2,704	2,708

Citigroup Mortgage Loan Trust
0.589% due 11/25/2036 •		19	19
3.228% due 09/25/2059 þ		881	887
3.258% due 04/25/2066 ~		595	601
3.313% due 09/25/2037 ^~		18	18

CitiMortgage Alternative Loan Trust
0.709% due 04/25/2037 •		285	237

Commercial Mortgage Trust
3.545% due 02/10/2036		3,766	4,068

Countrywide Alternative Loan Trust
0.279% due 05/25/2047 •		421	400
0.349% due 12/25/2046 •		1,269	1,231
0.449% due 11/25/2036 •		40	51
5.500% due 06/25/2025		350	341
5.500% due 05/25/2035		520	497
5.500% due 11/25/2035 ^		108	85
6.000% due 12/25/2035 ^		435	410
6.000% due 05/25/2036 ^		56	38
6.250% due 08/25/2036		866	712
7.000% due 10/25/2037		118	63

Countrywide Home Loan Mortgage Pass-Through Trust
6.000% due 01/25/2037 ^		288	217
6.000% due 02/25/2037 ^		298	223

Countrywide Home Loan Reperforming REMIC Trust
0.449% due 06/25/2035 •		97	93

Credit Suisse Mortgage Capital Trust
3.007% due 10/27/2059 ~		1,284	1,296
3.774% due 06/25/2050 ~		725	617

Deutsche ALT-A Securities, Inc. Mortgage Loan Trust
0.489% due 02/25/2037 ^•		962	939
0.609% due 02/25/2035 •		64	63

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Downey Savings & Loan Association Mortgage Loan Trust
0.300% due 10/19/2036 •		$223	$199

First Horizon Alternative Mortgage Securities Trust
2.582% due 06/25/2036 ^~		706	655

HarborView Mortgage Loan Trust
0.315% due 12/19/2036 •		357	334

Hawksmoor Mortgages
1.100% due 05/25/2053 •	GBP	2,390	3,307

Homeward Opportunities Fund Trust
1.657% due 05/25/2065 ~		$3,367	3,393

Impac CMB Trust
0.749% due 03/25/2035 •		222	227

IndyMac Mortgage Loan Trust
0.309% due 11/25/2046 •		947	899
0.589% due 07/25/2035 •		305	297

JP Morgan Chase Commercial Mortgage Securities Trust
1.556% due 12/15/2031 •		652	646

JP Morgan Mortgage Trust
2.509% due 07/25/2035 ~		74	76
3.051% due 07/27/2037 ~		137	135
5.750% due 01/25/2036 ^		13	9

Lehman Mortgage Trust
0.759% due 11/25/2036 •		235	136

Lehman XS Trust
0.334% due 08/25/2046 •		543	535

Luminent Mortgage Trust
3.143% due 04/25/2036 ~		5,635	5,101

MASTR Adjustable Rate Mortgages Trust
3.178% due 11/21/2034 ~		1,076	1,088

MASTR Asset Securitization Trust
6.000% due 06/25/2036 ^		175	151

Merrill Lynch Alternative Note Asset Trust
0.309% due 03/25/2037 •		2,602	1,016
6.000% due 03/25/2037		63	37

Merrill Lynch Mortgage Investors Trust
2.055% due 04/25/2035 ~		17	17
2.101% due 02/25/2036 ~		3	3

MF1 Ltd.
1.239% due 12/25/2034 •		1,131	1,136

Morgan Stanley Mortgage Loan Trust
6.000% due 08/25/2036		98	66

MortgageIT Trust
0.629% due 12/25/2035 •		430	432

New Residential Mortgage Loan Trust
2.750% due 07/25/2059 ~		1,363	1,423
2.750% due 11/25/2059 ~		2,385	2,489
3.500% due 12/25/2057 ~		2,460	2,577

Nomura Asset Acceptance Corp. Alternative Loan Trust
5.476% due 05/25/2035 ^þ		36	24

NovaStar Mortgage Funding Trust
0.519% due 09/25/2046 •		762	334

Prime Mortgage Trust
6.000% due 06/25/2036 ^		93	92

RBSSP Resecuritization Trust
0.380% due 02/26/2037 •		186	187
0.625% due 04/26/2037 •		11	11

Ready Capital Mortgage Financing LLC
2.259% due 02/25/2035 •		2,667	2,686

Residential Accredit Loans, Inc. Trust
0.359% due 08/25/2037 •		25	23
0.429% due 01/25/2037 •		2,408	2,321
1.272% due 10/25/2037 ~		466	449
6.000% due 01/25/2037 ^		50	48
6.000% due 03/25/2037		135	130

Residential Funding Mortgage Securities, Inc. Trust
3.467% due 04/25/2037 ~		267	245

Residential Mortgage Securities PLC
1.299% due 06/20/2070 •	GBP	6,893	9,594

Ripon Mortgages PLC
0.860% due 08/20/2056 •		16,242	22,428

Sequoia Mortgage Trust
3.112% due 09/20/2046 ^~		$144	113

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2021	33

Schedule of Investments	PIMCO RAE Fundamental Advantage PLUS Fund	(Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Starwood Mortgage Residential Trust
1.486% due 04/25/2065 ~		$1,517	$1,535

Structured Adjustable Rate Mortgage Loan Trust
2.742% due 08/25/2035 ~		47	37
3.157% due 03/25/2036 ^~		55	48

Structured Asset Securities Corp.
5.500% due 06/25/2035		600	628

Taurus UK DAC
0.000% due 05/17/2031 •	GBP	700	968

Thornburg Mortgage Securities Trust
1.473% due 03/25/2044 ~		$98	98
2.170% due 12/25/2044 ~		124	125
2.293% due 09/25/2037 ~		2	2

Towd Point Mortgage Funding
0.951% due 07/20/2045 •	GBP	19,319	26,709
1.250% due 02/20/2054 •		781	1,082

Towd Point Mortgage Funding PLC
1.058% due 10/20/2051 •		971	1,347

WaMu Mortgage Pass-Through Certificates Trust
0.649% due 12/25/2045 •		$25	26
0.889% due 01/25/2045 •		927	911
1.259% due 02/25/2046 •		87	87
2.852% due 01/25/2035 ~		71	72
2.896% due 12/25/2035 ~		285	286
2.906% due 10/25/2035 ~		31	31
3.173% due 06/25/2037 ^~		180	160
3.177% due 06/25/2037 ^~		209	203

Washington Mutual Mortgage Pass-Through Certificates Trust
0.189% due 09/25/2036 •		546	192
0.609% due 02/25/2036 •		671	579
1.009% due 02/25/2047 ^•		1,064	974
1.199% due 04/25/2046 •		86	81

Wells Fargo Mortgage-Backed Securities Trust
3.138% due 09/25/2036 ^~		9	9

Total Non-Agency Mortgage-Backed Securities (Cost $125,030)			131,783

ASSET-BACKED SECURITIES 14.4%

Aames Mortgage Investment Trust
1.099% due 07/25/2035 •		976	977

Accredited Mortgage Loan Trust
0.369% due 09/25/2036 •		476	468

Argent Securities Trust
0.489% due 03/25/2036 •		1,440	1,357

Asset-Backed Securities Corp. Home Equity Loan Trust
0.919% due 06/25/2034 •		1,063	1,041

Assurant CLO Ltd.
1.474% due 10/20/2029 •		1,412	1,413

Avery Point CLO Ltd.
1.203% due 07/17/2026 •		313	313

Bear Stearns Asset-Backed Securities Trust
1.159% due 08/25/2037 •		792	754
3.086% due 07/25/2036 ~		57	57

Blackrock European CLO DAC
0.620% due 10/15/2031 •	EUR	2,100	2,461

BNPP AM Euro CLO
0.650% due 10/15/2031 •		360	421

Cairn CLO BV
0.600% due 04/30/2031 •		2,100	2,463
0.670% due 01/31/2030 •		1,070	1,254

Carrington Mortgage Loan Trust
1.344% due 10/20/2029 •		$4,080	4,082
1.453% due 10/17/2029 •		1,883	1,884
1.463% due 10/17/2029 •		3,609	3,610

Centex Home Equity Loan Trust
0.754% due 03/25/2034 •		117	115

CIFC Funding Ltd.
1.078% due 10/25/2027 •		3,711	3,704

Citigroup Mortgage Loan Trust
0.299% due 05/25/2037 •		928	737
0.429% due 09/25/2036 •		3,807	3,225
0.629% due 03/25/2036 •		1,681	1,628
7.250% due 05/25/2036 þ		124	88

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Citigroup Mortgage Loan Trust, Inc.
0.559% due 10/25/2036 •		$648	$644
1.009% due 09/25/2035 ^•		1,070	1,054

Countrywide Asset-Backed Certificates
0.249% due 07/25/2037 •		585	554
0.509% due 02/25/2037 •		366	350

Countrywide Asset-Backed Certificates Trust
0.249% due 03/25/2037 •		297	287
0.259% due 03/25/2047 ^•		890	877
0.269% due 03/25/2037 •		17	17
0.849% due 08/25/2047 •		471	463

Countrywide Partnership Trust
1.009% due 02/25/2035 •		3,774	3,725

Crown Point CLO Ltd.
1.163% due 07/17/2028 •		932	932
1.394% due 10/20/2028 •		629	631

CSAB Mortgage-Backed Trust
6.184% due 12/25/2036 þ		2,168	744

CVC Cordatus Loan Fund DAC
0.630% due 09/15/2031 •	EUR	1,600	1,895
0.650% due 07/21/2030 •		912	1,070
0.650% due 10/15/2031 •		3,700	4,382

ECMC Group Student Loan Trust
1.109% due 07/25/2069 •		$580	589

Ellington Loan Acquisition Trust
1.209% due 05/25/2037 •		690	691

Encore Credit Receivables Trust
0.844% due 09/25/2035 •		101	101

Euro-Galaxy CLO DAC
0.620% due 04/24/2034 •	EUR	1,400	1,642

Evans Grove CLO Ltd.
1.111% due 05/28/2028 •		$3,791	3,793

First Franklin Mortgage Loan Trust
0.269% due 11/25/2036 •		406	399
0.419% due 09/25/2036 •		153	142
0.829% due 11/25/2035 •		735	708

Fremont Home Loan Trust
0.249% due 11/25/2036 •		391	274
0.259% due 10/25/2036 •		1,208	673
0.844% due 01/25/2035 •		398	395
0.844% due 07/25/2035 •		47	46

Galaxy CLO Ltd.
1.441% due 10/15/2030 •		1,020	1,020

GLS Auto Receivables Issuer Trust
2.170% due 02/15/2024		772	779
2.470% due 11/15/2023		608	614
2.580% due 07/17/2023		309	311

GoldenTree Loan Management EUR CLO DAC
1.550% due 07/20/2031 •	EUR	2,040	2,401

GoldentTree Loan Management U.S. CLO Ltd.
1.174% due 04/20/2029 •		$1,266	1,266

GSAA Home Equity Trust
0.249% due 03/25/2036 •		235	111
0.429% due 04/25/2047 •		509	307
6.295% due 06/25/2036 þ		398	161

GSAMP Trust
0.199% due 01/25/2037 •		1,871	1,370
0.209% due 12/25/2046 •		176	116
0.239% due 12/25/2046 •		965	649
0.339% due 01/25/2037 •		410	363

Halcyon Loan Advisors Funding Ltd.
1.322% due 10/22/2025 •		81	81

Harvest CLO DAC
0.640% due 10/15/2031 •	EUR	1,300	1,524
0.680% due 10/20/2031 •(b)		3,200	3,753

Home Equity Mortgage Loan Asset-Backed Trust
0.329% due 04/25/2037 •		$391	338

HSI Asset Securitization Corp. Trust
0.589% due 11/25/2035 •		3,398	3,331

JP Morgan Mortgage Acquisition Trust
0.319% due 10/25/2036 •		516	508
0.409% due 03/25/2037 •		1,353	1,299

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.509% due 07/25/2036 •		$6,824	$6,586

Jubilee CLO BV
0.600% due 04/15/2030 •	EUR	2,100	2,463
0.650% due 04/15/2031 •		900	1,055

Legacy Mortgage Asset Trust
3.750% due 04/25/2059 þ		$478	482

Long Beach Mortgage Loan Trust
0.549% due 02/25/2036 •		1,010	991

Mackay Shields Euro CLO
1.550% due 08/15/2033 •	EUR	500	588

Man GLG Euro CLO DAC
0.680% due 10/15/2030 •		700	821

Merrill Lynch Mortgage Investors Trust
0.228% due 08/25/2037 •		$3,930	2,570
0.369% due 02/25/2037 •		2,687	1,142

MidOcean Credit CLO
1.474% due 01/20/2029 •		3,060	3,063

Monarch Grove CLO
1.098% due 01/25/2028 •		492	492

Morgan Stanley ABS Capital, Inc. Trust
0.324% due 03/25/2037 •		918	493
1.039% due 07/25/2035 •		1,212	1,209

Mountain Hawk CLO Ltd.
1.423% due 04/18/2025 •		79	79

Mountain View CLO LLC
1.313% due 10/16/2029 •		1,118	1,118

Nassau Ltd.
2.374% due 07/20/2029 •		1,334	1,339

Nomura Home Equity Loan, Inc. Home Equity Loan Trust
6.032% due 10/25/2036 ^þ		274	106

NovaStar Mortgage Funding Trust
0.309% due 09/25/2037 •		804	790

OCP CLO Ltd.
1.344% due 07/20/2029 •		1,177	1,179

Octagon Investment Partners Ltd.
1.091% due 07/15/2027 •		664	664

Option One Mortgage Loan Trust
0.249% due 01/25/2037 •		2,509	1,771
0.249% due 03/25/2037 •		311	239
0.649% due 01/25/2036 •		2,014	1,907
0.889% due 02/25/2035 •		702	700

Ozlme BV
0.820% due 01/18/2030 •	EUR	1,042	1,221

Palmer Square European Loan Funding DAC
1.150% due 01/15/2030 •		1,334	1,570

Palmer Square Loan Funding Ltd.
1.118% due 10/24/2027 •		$1,617	1,618

Park Place Securities, Inc. Asset-Backed Pass-Through Certificates
1.834% due 02/25/2035 •		4,155	4,126

Renaissance Home Equity Loan Trust
1.209% due 09/25/2037 •		259	133
5.586% due 11/25/2036 þ		661	356

Residential Asset Securities Corp. Trust
0.689% due 06/25/2033 •		97	91
0.769% due 12/25/2035 •		1,479	1,435

Securitized Asset-Backed Receivables LLC Trust
0.829% due 10/25/2035 •		1,509	1,399

SLM Student Loan Trust
1.718% due 04/25/2023 •		191	193

SoFi Professional Loan Program Trust
2.540% due 05/15/2046		1,509	1,554

Sound Point CLO Ltd.
1.156% due 07/25/2030 •		2,900	2,900

Soundview Home Loan Trust
0.269% due 10/25/2036 •		2,593	2,580
0.279% due 07/25/2037 •		463	431
0.574% due 02/25/2036 •		945	910
1.409% due 10/25/2037 •		616	529

South Carolina Student Loan Corp.
1.191% due 09/03/2024 •		125	125

SP-Static CLO Ltd.
1.622% due 07/22/2028 •		2,640	2,646

34	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

March 31, 2021

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Specialty Underwriting & Residential Finance Trust
0.718% due 12/25/2036 •		$769	$757

Stanwich Mortgage Loan Co. LLC
3.375% due 08/15/2024 þ		358	361

Structured Asset Investment Loan Trust
0.889% due 02/25/2035 •		1,753	1,750

Symphony CLO Ltd.
1.121% due 04/15/2028 •		884	885
1.184% due 07/14/2026 •		1,474	1,475

Telos CLO Ltd.
1.173% due 04/17/2028 •		626	626
1.493% due 01/17/2027 •		405	405

TICP CLO Ltd.
1.024% due 07/20/2027 •		2,167	2,170
1.064% due 04/20/2028 •		2,198	2,200

Toro European CLO DAC
0.650% due 04/15/2030 •	EUR	400	469

Towd Point Mortgage Trust
3.000% due 01/25/2058 ~		$1,367	1,410
3.000% due 11/25/2058 ~		575	589
3.321% due 10/25/2057 ~		1,479	1,492

Venture CLO Ltd.
1.244% due 04/20/2029 •		4,853	4,855
1.872% due 10/22/2031 •		1,177	1,178

Wind River CLO Ltd.
1.111% due 10/15/2027 •		807	808

Total Asset-Backed Securities (Cost $155,269)			156,526

SOVEREIGN ISSUES 4.4%

Argentina Government International Bond
0.125% due 07/09/2030 þ		149	49
0.125% due 07/09/2035 þ		97	28

Brazil Government International Bond
4.750% due 01/14/2050		572	521

Israel Government International Bond
4.125% due 01/17/2048		200	231

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Japan Government International Bond
0.100% due 03/10/2028 (g)	JPY	2,908,719	$26,532
0.100% due 03/10/2029 (g)		1,505,953	13,716

Saudi Government International Bond
3.450% due 02/02/2061		$2,400	2,214
4.000% due 04/17/2025		2,322	2,560
4.500% due 10/26/2046		400	441
5.000% due 04/17/2049		981	1,164

Total Sovereign Issues (Cost $48,711)			47,456

		SHARES
PREFERRED SECURITIES 0.4%

BANKING & FINANCE 0.4%

Banco Bilbao Vizcaya Argentaria S.A.
8.875% due 04/14/2021 •(h)(i)		1,000,000	1,176

Banco Santander S.A.
6.250% due 09/11/2021 •(h)(i)		1,300,000	1,558

JPMorgan Chase & Co.
3.682% (US0003M + 3.470%) due 04/30/2021~(h)		300,000	300

Stichting AK Rabobank Certificaten
6.500% due 12/29/2049 (h)		56,050	85

Truist Financial Corp.
4.950% due 09/01/2025 •(h)		1,098,000	1,194

Total Preferred Securities (Cost $4,111)			4,313

		PRINCIPAL AMOUNT (000s)
SHORT-TERM INSTRUMENTS 14.3%

ARGENTINA TREASURY BILLS 0.0%
17.883% due 09/13/2021 (e)(f)	ARS	44,896	317

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
U.S. TREASURY BILLS 12.6%
0.059% due 05/27/2021 - 08/26/2021 (d)(e)(k)(m)	$137,100	$137,091

U.S. TREASURY CASH MANAGEMENT BILLS 1.7%
0.081% due 07/06/2021 (d)(e)(f)(k)(m)	18,400	18,400

Total Short-Term Instruments (Cost $155,782)		155,808

Total Investments in Securities (Cost $935,501)		951,949

	SHARES
INVESTMENTS IN AFFILIATES 21.6%

SHORT-TERM INSTRUMENTS 21.6%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 21.6%

PIMCO Short-Term Floating NAV Portfolio III	23,751,926	234,194

Total Short-Term Instruments (Cost $233,971)		234,194

Total Investments in Affiliates (Cost $233,971)		234,194

Total Investments 109.3% (Cost $1,169,472)		$1,186,143

Financial Derivative Instruments (j)(l) 7.0%(Cost or Premiums, net $(3,923))		75,739

Other Assets and Liabilities, net (16.3)%		(176,361)

Net Assets 100.0%		$1,085,521

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
(a)	Security is an Interest Only (“IO”) or IO Strip.
(b)	When-issued security.
(c)	Payment in-kind security.
(d)	Coupon represents a weighted average yield to maturity.
(e)	Zero coupon security.
(f)	Coupon represents a yield to maturity.
(g)	Principal amount of security is adjusted for inflation.
(h)	Perpetual maturity; date shown, if applicable, represents next contractual call date.
(i)	Contingent convertible security.

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2021	35

Schedule of Investments	PIMCO RAE Fundamental Advantage PLUS Fund	(Cont.)

BORROWINGS AND OTHER FINANCING TRANSACTIONS

SHORT SALES:

Description	Coupon	Maturity Date	Principal Amount		Proceeds	Payable for Short Sales(1)
U.S. Government Agencies (0.5)%
Uniform Mortgage-Backed Security, TBA	5.000%	05/01/2051	$	4,800	$(5,319)	$(5,321)

Sovereign Issues (1.6)%
Canada Government International Bond	2.750%	12/01/2048	CAD	18,400	(17,447)	(17,239)

Total Short Sales (2.1)%					$(22,766)	$(22,560)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of March 31, 2021:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Payable for Short Sales(1)	Total Borrowings and Other Financing Transactions	Collateral Pledged/ (Received)	Net Exposure(2)
Master Securities Forward Transaction Agreement
TDM	$0	$0	$0	$(17,239)	$(17,239)	$(380)	$(17,619)

Total Borrowings and Other Financing Transactions	$0	$0	$0	$(17,239)

(1)	Payable for short sales includes $139 of accrued interest.
(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

The average amount of borrowings outstanding during the period ended March 31, 2021 was $(13,942) at a weighted average interest rate of 0.463%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(j)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
Euro-Bund 10-Year Bond June Futures	06/2021	85	$17,073	$(35)	$28	$(62)
U.S. Treasury Ultra Long-Term Bond June Futures	06/2021	71	12,867	(547)	0	(82)

				$(582)	$28	$(144)

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
U.S. Treasury 2-Year Note June Futures	06/2021	690	$(152,301)	$136	$32	$0
U.S. Treasury 5-Year Note June Futures	06/2021	1,343	(165,724)	1,642	220	0
U.S. Treasury 10-Year Note June Futures	06/2021	819	(107,238)	2,481	205	0
U.S. Treasury 30-Year Bond June Futures	06/2021	857	(132,487)	6,195	375	0
United Kingdom Long Gilt June Futures	06/2021	14	(2,463)	40	10	0

				$10,494	$842	$0

Total Futures Contracts				$9,912	$870	$(144)

36	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

March 31, 2021

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(1)

Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(2)		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value(3)	Variation Margin
									Asset	Liability
CDX.EM-34 5-Year Index	1.000%	Quarterly	12/20/2025	$	1,600	$(59)	$(18)	$(77)	$5	$0
CDX.EM-35 5-Year Index	1.000	Quarterly	06/20/2026		1,500	(54)	(8)	(62)	4	0
CDX.HY-34 5-Year Index	5.000	Quarterly	06/20/2025		644	30	30	60	2	0
CDX.HY-35 5-Year Index	5.000	Quarterly	12/20/2025		3,700	318	23	341	18	0
CDX.HY-36 5-Year Index	5.000	Quarterly	06/20/2026		3,100	268	13	281	9	0
CDX.IG-35 5-Year Index	1.000	Quarterly	12/20/2025		500	11	1	12	1	0
CDX.IG-36 5-Year Index	1.000	Quarterly	06/20/2026		5,200	114	9	123	7	0
iTraxx Crossover 34 5-Year Index	5.000	Quarterly	12/20/2025	EUR	6,019	836	37	873	27	0
iTraxx Crossover 35 5-Year Index	5.000	Quarterly	06/20/2026		9,500	1,238	99	1,337	65	0
iTraxx Europe Main 34 5-Year Index	1.000	Quarterly	12/20/2025		5,300	158	8	166	5	0

						$2,860	$194	$3,054	$143	$0

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Pay(4)	1-Day GBP-SONIO Compounded-OIS	0.250%	Annual	06/16/2031	GBP	12,600	$(1,062)	$107	$(955)	$0	$(67)
Receive(4)	1-Day GBP-SONIO Compounded-OIS	0.500	Annual	06/16/2051		13,100	2,407	(218)	2,189	171	0
Pay	1-Year BRL-CDI	3.700	Maturity	01/03/2022	BRL	417,700	(398)	21	(377)	27	0
Pay	3-Month CAD-Bank Bill	0.636	Semi-Annual	12/21/2023	CAD	17,100	0	(67)	(67)	0	(3)
Pay	3-Month CAD-Bank Bill	0.637	Semi-Annual	12/21/2023		34,200	0	(132)	(132)	0	(7)
Pay	3-Month CAD-Bank Bill	1.700	Semi-Annual	12/18/2024		91,200	2,862	(1,112)	1,750	0	(25)
Pay	3-Month CAD-Bank Bill	2.750	Semi-Annual	12/18/2048		13,900	3,064	(2,529)	535	0	(76)
Pay	3-Month CAD-Bank Bill	2.200	Semi-Annual	12/18/2049		6,700	838	(1,203)	(365)	0	(37)
Pay	3-Month CNY-CNREPOFIX	2.688	Quarterly	03/17/2026	CNY	15,900	0	(11)	(11)	3	0
Pay	3-Month CNY-CNREPOFIX	2.690	Quarterly	03/17/2026		22,600	0	(15)	(15)	4	0
Pay	3-Month CNY-CNREPOFIX	2.700	Quarterly	03/17/2026		22,600	0	(13)	(13)	4	0
Pay	3-Month CNY-CNREPOFIX	2.705	Quarterly	03/17/2026		22,600	0	(13)	(13)	4	0
Pay	3-Month CNY-CNREPOFIX	2.770	Quarterly	03/17/2026		22,600	0	(2)	(2)	4	0
Pay	3-Month CNY-CNREPOFIX	2.810	Quarterly	03/17/2026		45,200	0	9	9	9	0
Pay	3-Month USD-LIBOR	1.000	Semi-Annual	06/17/2022	$	50,200	632	(13)	619	0	(1)
Receive	3-Month USD-LIBOR	2.250	Semi-Annual	12/16/2022		9,700	(415)	21	(394)	1	0
Pay(4)	3-Month USD-LIBOR	2.500	Semi-Annual	12/15/2023		41,000	1,787	(161)	1,626	0	(21)
Pay(4)	3-Month USD-LIBOR	0.375	Semi-Annual	07/06/2024		313,600	0	(2,204)	(2,204)	0	(197)
Pay(4)	3-Month USD-LIBOR	0.407	Semi-Annual	07/21/2024		281,600	0	(1,856)	(1,856)	0	(184)
Receive	3-Month USD-LIBOR	1.500	Semi-Annual	12/18/2024		7,800	(371)	110	(261)	6	0
Receive	3-Month USD-LIBOR	1.250	Semi-Annual	06/17/2025		395,400	(15,787)	7,654	(8,133)	262	0
Receive	3-Month USD-LIBOR	1.250	Semi-Annual	06/17/2025		288,100	(11,599)	5,583	(6,016)	293	0
Pay	3-Month USD-LIBOR	1.000	Semi-Annual	12/16/2025		23,900	675	(581)	94	0	(22)
Pay	3-Month USD-LIBOR	0.527	Semi-Annual	03/15/2026		184,200	(516)	(4,063)	(4,579)	0	(194)
Receive(4)	3-Month USD-LIBOR	2.750	Semi-Annual	12/15/2026		28,900	(1,705)	1,024	(681)	25	0
Pay	3-Month USD-LIBOR	1.250	Semi-Annual	06/17/2027		229,200	10,391	(10,419)	(28)	0	(319)
Receive	3-Month USD-LIBOR	2.500	Semi-Annual	12/20/2027		44,000	(5,930)	2,413	(3,517)	58	0
Pay(4)	3-Month USD-LIBOR	0.500	Semi-Annual	06/16/2028		24,800	(1,548)	(165)	(1,713)	0	(33)
Pay	3-Month USD-LIBOR	1.250	Semi-Annual	06/17/2030		144,600	6,335	(11,487)	(5,152)	0	(190)
Pay	3-Month USD-LIBOR	1.250	Semi-Annual	06/17/2030		155,800	6,677	(12,536)	(5,859)	0	(194)
Receive	3-Month USD-LIBOR	1.063	Semi-Annual	03/15/2031		98,000	705	5,935	6,640	137	0
Receive(4)	3-Month USD-LIBOR	1.219	Semi-Annual	07/06/2031		78,100	0	4,513	4,513	81	0
Receive(4)	3-Month USD-LIBOR	1.277	Semi-Annual	07/21/2031		60,300	0	3,210	3,210	63	0
Receive	3-Month USD-LIBOR	0.836	Semi-Annual	11/15/2045		700	12	177	189	2	0
Pay	3-Month USD-LIBOR	0.836	Semi-Annual	11/15/2045		700	0	(189)	(189)	0	(2)
Receive	3-Month USD-LIBOR	2.465	Semi-Annual	05/25/2048		1,700	(516)	408	(108)	5	0
Receive	3-Month USD-LIBOR	2.250	Semi-Annual	01/13/2050		5,700	(1,492)	1,421	(71)	18	0
Receive	3-Month USD-LIBOR	2.000	Semi-Annual	01/15/2050		2,900	(572)	701	129	9	0
Receive	3-Month USD-LIBOR	1.750	Semi-Annual	01/22/2050		12,700	(1,685)	2,972	1,287	41	0
Receive	3-Month USD-LIBOR	1.875	Semi-Annual	02/07/2050		800	(132)	191	59	3	0
Receive(4)	3-Month USD-LIBOR	1.250	Semi-Annual	06/16/2051		8,000	1,699	111	1,810	29	0
Pay(4)	6-Month AUD-LIBOR	2.000	Semi-Annual	06/16/2031	AUD	7,000	55	(4)	51	0	(50)
Pay(4)	6-Month EUR-EURIBOR	0.250	Annual	06/16/2031	EUR	13,800	(611)	58	(553)	0	(24)
Receive(4)	6-Month EUR-EURIBOR	0.000	Annual	06/16/2051		5,100	905	(72)	833	7	0
Receive	6-Month JPY-LIBOR	0.380	Semi-Annual	06/18/2028	JPY	4,400,000	(1,270)	293	(977)	53	0
Pay	6-Month JPY-LIBOR	0.350	Semi-Annual	03/17/2051		1,093,000	(664)	105	(559)	0	(126)
Pay	UKRPI	3.490	Maturity	09/15/2028	GBP	6,900	394	(149)	245	8	0

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2021	37

Schedule of Investments	PIMCO RAE Fundamental Advantage PLUS Fund	(Cont.)

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
									Asset	Liability
Pay	UKRPI	3.593%	Maturity	11/15/2028	3,500	$267	$(77)	$190	$4	$0
Pay	UKRPI	3.595	Maturity	11/15/2028	12,500	959	(275)	684	15	0
Pay	UKRPI	3.603	Maturity	11/15/2028	3,300	258	(73)	185	4	0
Pay	UKRPI	3.415	Maturity	02/15/2030	29,500	414	(944)	(530)	0	(11)
Pay	UKRPI	3.475	Maturity	08/15/2030	2,200	(2)	(71)	(73)	0	0
Receive	UKRPI	3.397	Maturity	11/15/2030	700	0	36	36	0	0
Receive	UKRPI	3.445	Maturity	11/15/2030	1,300	0	56	56	0	0
Receive	UKRPI	3.510	Maturity	11/15/2030	700	0	22	22	0	0
Pay	UKRPI	3.217	Maturity	11/15/2040	1,200	0	(182)	(182)	0	(3)
Pay	UKRPI	3.272	Maturity	11/15/2040	900	0	(116)	(116)	0	(2)
Pay	UKRPI	3.273	Maturity	11/15/2040	1,300	0	(168)	(168)	0	(3)
Pay	UKRPI	3.340	Maturity	11/15/2040	1,200	0	(121)	(121)	0	(3)
Receive	UKRPI	3.000	Maturity	11/15/2050	500	0	147	147	2	0
Receive	UKRPI	3.051	Maturity	11/15/2050	900	0	231	231	5	0
Receive	UKRPI	3.143	Maturity	11/15/2050	500	0	94	94	3	0

						$(4,939)	$(13,618)	$(18,557)	$1,360	$(1,794)

Total Swap Agreements						$(2,079)	$(13,424)	$(15,503)	$1,503	$(1,794)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of March 31, 2021:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset(5)		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$870	$1,504	$2,374	$0	$(144)	$(1,794)	$(1,938)

(k)

Securities with an aggregate market value of $18,505 and cash of $4,848 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2021. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(3)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.
(5)	Unsettled variation margin Asset of $1 for closed swap agreements is outstanding at period end.

(l)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BOA	04/2021	BRL	51,691		$9,073	$0	$(111)
	04/2021	GBP	59,271		83,913	2,201	0
	04/2021	MXN	7,170		347	0	(3)
	04/2021		$9,344	BRL	51,691	0	(160)
	04/2021		18,126	CAD	22,865	68	0
	04/2021		21,108	EUR	17,971	0	(33)
	04/2021		417	RUB	31,918	4	0
	05/2021	BRL	51,691		$9,332	164	0
	05/2021	EUR	17,971		21,120	33	0
	05/2021		$6,489	COP	23,391,064	0	(107)
	06/2021		242	RUB	18,283	0	(3)
	06/2021		2,655	TRY	20,003	0	(346)
	06/2021		1,355	ZAR	20,176	0	0

38	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

March 31, 2021

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
	06/2021	ZAR	7,944		$526	$0	$(7)

BPS	04/2021	EUR	9,821		11,723	206	0
	04/2021	GBP	632		876	5	0
	04/2021	TRY	9,071		1,118	29	0
	04/2021		$1,939	CAD	2,439	2	0
	04/2021		392	RUB	28,845	0	(11)
	06/2021		705	TWD	19,699	0	(8)

CBK	04/2021	CAD	4,390		$3,483	0	(10)
	04/2021	TRY	8,132		1,000	24	0
	05/2021		$3,483	CAD	4,390	11	0
	05/2021		1,093	RUB	81,823	0	(17)
	06/2021	TWD	14,932		$532	3	0
	06/2021		$836	RUB	62,383	0	(19)
	06/2021		1,356	ZAR	20,177	0	(2)

GLM	04/2021	MXN	7,130		$343	0	(5)
	04/2021		$1,307	RUB	98,571	2	(7)
	06/2021	CNH	20,852		$3,164	5	0

HUS	04/2021	BRL	45,270	EUR	6,761	0	(114)
	04/2021	CAD	22,462		$17,755	0	(120)
	04/2021	EUR	6,866	BRL	45,270	0	(10)
	04/2021		7,463		$8,887	135	0
	04/2021	GBP	1,349		1,879	20	0
	04/2021		$834	EUR	706	0	(6)
	05/2021	EUR	3,072		$3,609	5	0
	05/2021		$1,107	RUB	82,918	0	(16)
	06/2021		6,405	MXN	133,541	82	0
	06/2021		182	RUB	13,525	0	(5)
	06/2021		20,003	SGD	26,965	36	0
	06/2021		6,667	ZAR	103,008	247	0

IND	06/2021	SGD	1,742		$1,300	5	0

JPM	06/2021	TWD	558,286		20,368	601	0
	06/2021		$7,255	CNY	47,265	0	(96)

MYI	04/2021	BRL	45,270	EUR	6,668	0	(222)
	04/2021	EUR	6,761	BRL	45,270	114	0
	04/2021		$41,629	JPY	4,588,668	0	(185)
	05/2021	AUD	181		$138	0	0
	05/2021	EUR	6,656	BRL	45,270	219	0
	05/2021	JPY	4,588,668		$41,641	186	0
	06/2021	CNH	26,947		4,103	20	0
	06/2021		$433	TWD	12,116	0	(4)

RBC	06/2021		705		19,601	0	(11)

SCX	04/2021	BRL	51,691		$9,585	401	0
	04/2021	EUR	24,542		29,813	1,033	0
	04/2021	TRY	4,405		541	12	0
	04/2021		$9,073	BRL	51,691	111	0
	04/2021		84,268	GBP	61,252	174	0
	05/2021	EUR	24,542		$28,861	64	0
	05/2021	GBP	61,252		84,276	0	(174)
	06/2021		$6,528	IDR	95,018,044	0	(69)

SOG	04/2021	JPY	4,588,668		$43,434	1,990	0
	06/2021	SGD	1,929		1,433	1	(1)

SSB	04/2021	RUB	43,266		585	14	0
	05/2021	COP	2,075,612		586	20	0

TOR	04/2021	CAD	38,969		30,784	0	(226)
	04/2021		$31,006	CAD	38,970	4	0
	05/2021	CAD	38,969		$31,007	0	(4)

UAG	04/2021	EUR	1,393		1,657	23	0
	04/2021	MXN	22,121		1,064	0	(18)
	04/2021		$1,240	CAD	1,548	0	(8)
	04/2021		5,479	MXN	112,085	0	0
	04/2021		449	RUB	34,250	2	0
	06/2021	IDR	7,425,770		$509	4	0
	06/2021		$558	RUB	41,704	0	(11)
	06/2021		1,366	TWD	38,250	0	(12)

Total Forward Foreign Currency Contracts						$8,280	$(2,161)

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2021	39

Schedule of Investments	PIMCO RAE Fundamental Advantage PLUS Fund	(Cont.)

PURCHASED OPTIONS:

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount(1)	Cost	Market Value
UAG	Call - OTC USD versus TWD	TWD	28.490	01/25/2022	13,464	$82	$161

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Cost	Market Value
BRC	Call - OTC 2-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	0.350%	11/01/2021	213,200	$502	$691

NGF	Put - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.850	03/18/2024	80,900	776	871

							$1,278	$1,562

Total Purchased Options							$1,360	$1,723

WRITTEN OPTIONS:

CREDIT DEFAULT SWAPTIONS ON CREDIT INDICES

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
BOA	Put - OTC CDX.HY-36 5-Year Index	Sell	100.000%	06/16/2021	500	$ (2)	$ (1)
	Call - OTC CDX.IG-35 5-Year Index	Buy	0.450	04/21/2021	2,000	(1)	0
	Put - OTC CDX.IG-35 5-Year Index	Sell	0.800	05/19/2021	2,100	(2)	0
	Put - OTC CDX.IG-35 5-Year Index	Sell	0.850	05/19/2021	2,000	(2)	0
	Put - OTC CDX.IG-35 5-Year Index	Sell	0.900	05/19/2021	3,900	(4)	(1)
	Put - OTC CDX.IG-35 5-Year Index	Sell	1.050	05/19/2021	500	0	0
	Put - OTC CDX.IG-35 5-Year Index	Sell	0.800	06/16/2021	2,100	(2)	(1)
	Put - OTC CDX.IG-35 5-Year Index	Sell	0.900	06/16/2021	2,100	(2)	(1)
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.750	04/21/2021	900	(1)	0
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.800	04/21/2021	1,000	(1)	0
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.800	06/16/2021	1,000	(1)	0

BPS	Put - OTC CDX.HY-35 5-Year Index	Sell	100.000	07/21/2021	400	(3)	(2)
	Call - OTC CDX.IG-35 5-Year Index	Buy	0.450	04/21/2021	4,400	(3)	(1)
	Put - OTC CDX.IG-35 5-Year Index	Sell	0.800	04/21/2021	2,000	(2)	0
	Put - OTC CDX.IG-35 5-Year Index	Sell	0.850	04/21/2021	5,000	(5)	0
	Put - OTC CDX.IG-35 5-Year Index	Sell	0.950	04/21/2021	2,300	(2)	0
	Put - OTC CDX.IG-35 5-Year Index	Sell	1.000	04/21/2021	600	(1)	0
	Put - OTC CDX.IG-35 5-Year Index	Sell	0.900	05/19/2021	1,900	(2)	0
	Call - OTC iTraxx Europe 34 5-Year Index	Buy	0.375	04/21/2021	1,600	(1)	0
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.750	04/21/2021	1,600	(2)	0
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.800	04/21/2021	3,400	(4)	0
	Call - OTC iTraxx Europe 34 5-Year Index	Buy	0.400	05/19/2021	2,400	(1)	(1)
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.700	05/19/2021	2,400	(2)	(1)
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.750	05/19/2021	3,600	(4)	(1)
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.800	05/19/2021	1,100	(1)	0

BRC	Call - OTC iTraxx Europe 34 5-Year Index	Buy	0.375	04/21/2021	4,000	(2)	0
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.750	04/21/2021	5,900	(10)	(1)
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.800	04/21/2021	7,900	(11)	(1)
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.700	05/19/2021	5,500	(6)	(2)
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.750	05/19/2021	2,000	(2)	(1)
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.800	05/19/2021	2,000	(3)	0
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.900	05/19/2021	1,000	(1)	0
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.800	06/16/2021	3,800	(4)	(2)
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.850	06/16/2021	2,300	(2)	(1)
	Call - OTC iTraxx Europe 34 5-Year Index	Buy	0.400	07/21/2021	800	(1)	(1)
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.750	07/21/2021	800	(1)	(1)

CBK	Put - OTC CDX.HY-35 5-Year Index	Sell	100.000	04/21/2021	500	(2)	0
	Put - OTC CDX.IG-35 5-Year Index	Sell	0.800	05/19/2021	2,100	(2)	0

DBL	Call - OTC CDX.IG-35 5-Year Index	Buy	0.450	04/21/2021	1,500	(1)	0

DUB	Put - OTC CDX.IG-35 5-Year Index	Sell	1.000	04/21/2021	800	(1)	0
	Put - OTC CDX.IG-35 5-Year Index	Sell	0.750	05/19/2021	3,000	(3)	(1)
	Put - OTC CDX.IG-35 5-Year Index	Sell	0.900	06/16/2021	1,600	(2)	0
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.750	04/21/2021	2,800	(3)	0
	Call - OTC iTraxx Europe 34 5-Year Index	Buy	0.400	05/19/2021	2,700	(1)	(1)
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.700	05/19/2021	2,700	(3)	(1)
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.750	05/19/2021	1,600	(2)	0

40	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

March 31, 2021

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.800%	05/19/2021	1,300	$ (2)	$ 0
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.850	06/16/2021	1,600	(2)	(1)

FBF	Put - OTC CDX.HY-35 5-Year Index	Sell	100.000	06/16/2021	400	(2)	(1)
	Put - OTC CDX.IG-35 5-Year Index	Sell	0.800	04/21/2021	2,200	(3)	0
	Call - OTC CDX.IG-35 5-Year Index	Buy	0.450	06/16/2021	1,700	(1)	(1)
	Put - OTC CDX.IG-35 5-Year Index	Sell	0.800	06/16/2021	1,700	(2)	(1)
	Put - OTC CDX.IG-35 5-Year Index	Sell	0.900	06/16/2021	2,200	(3)	(1)

GST	Put - OTC CDX.HY-35 5-Year Index	Sell	102.000	06/16/2021	300	(1)	(1)
	Call - OTC CDX.IG-35 5-Year Index	Buy	0.450	04/21/2021	2,000	(1)	0
	Put - OTC CDX.IG-35 5-Year Index	Sell	0.800	04/21/2021	1,000	(1)	0
	Put - OTC CDX.IG-35 5-Year Index	Sell	0.850	04/21/2021	4,800	(5)	0
	Put - OTC CDX.IG-35 5-Year Index	Sell	0.750	05/19/2021	3,900	(4)	(1)
	Put - OTC CDX.IG-35 5-Year Index	Sell	0.900	05/19/2021	2,000	(2)	0
	Put - OTC CDX.IG-35 5-Year Index	Sell	0.950	05/19/2021	2,000	(2)	0
	Put - OTC CDX.IG-35 5-Year Index	Sell	1.050	05/19/2021	1,000	(1)	0
	Put - OTC CDX.IG-36 5-Year Index	Sell	0.850	06/16/2021	1,700	(2)	(1)
	Put - OTC CDX.IG-36 5-Year Index	Sell	0.900	07/21/2021	1,700	(2)	(1)
	Call - OTC iTraxx Europe 34 5-Year Index	Buy	0.400	05/19/2021	900	0	0
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.700	05/19/2021	900	(1)	0
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.750	05/19/2021	2,000	(2)	(1)
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.800	05/19/2021	1,900	(2)	0
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.800	06/16/2021	1,900	(2)	(1)
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.850	06/16/2021	1,100	(1)	0

JPM	Put - OTC CDX.IG-35 5-Year Index	Sell	0.900	05/19/2021	2,000	(2)	0
	Put - OTC CDX.IG-36 5-Year Index	Sell	0.900	07/21/2021	900	(1)	(1)

MYC	Put - OTC CDX.IG-35 5-Year Index	Sell	0.800	05/19/2021	2,100	(2)	0
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.750	04/21/2021	2,800	(4)	0
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.900	05/19/2021	1,000	(1)	0

						$ (168)	$ (35)

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
GLM	Put - OTC USD versus MXN	MXN	19.120	12/16/2021	15,841	$(353)	$(184)
	Call - OTC USD versus MXN		23.100	12/16/2021	15,841	(289)	(351)

MYI	Put - OTC USD versus CNH	CNH	6.400	12/16/2021	13,891	(142)	(55)
	Call - OTC USD versus CNH		7.000	12/16/2021	13,891	(141)	(102)
	Put - OTC USD versus MXN	MXN	19.000	12/09/2021	11,941	(236)	(122)
	Call - OTC USD versus MXN		23.000	12/09/2021	11,941	(236)	(266)

UAG	Call - OTC USD versus TWD	TWD	29.500	01/25/2022	26,928	(82)	(163)

						$(1,479)	$(1,243)

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
BRC	Call - OTC 10-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.164%	11/01/2021	42,700	$(544)	$(211)

NGF	Put - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.800	03/18/2024	161,700	(776)	(924)

							$(1,320)	$(1,135)

OPTIONS ON SECURITIES

Counterparty	Description	Strike Price	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
FAR	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 04/01/2051	$101.844	04/07/2021	1,500	$(5)	$(31)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 05/01/2051	99.547	05/06/2021	1,300	(8)	(10)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 05/01/2051	101.547	05/06/2021	1,900	(10)	(7)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 05/01/2051	102.250	05/06/2021	1,300	(6)	(7)

GSC	Put - OTC Fannie Mae, TBA 3.000% due 06/01/2051	103.758	06/07/2021	400	(2)	(1)
	Put - OTC Fannie Mae, TBA 3.000% due 06/01/2051	103.895	06/07/2021	300	(1)	(1)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 04/01/2051	102.250	04/07/2021	500	(2)	(12)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 05/01/2051	102.117	05/06/2021	1,100	(5)	(6)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 06/01/2051	101.172	06/07/2021	2,400	(14)	(14)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 06/01/2051	101.512	06/07/2021	1,400	(8)	(9)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 06/01/2051	101.586	06/07/2021	1,700	(10)	(11)

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2021	41

Schedule of Investments	PIMCO RAE Fundamental Advantage PLUS Fund	(Cont.)

Counterparty	Description	Strike Price	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
JPM	Put - OTC Ginnie Mae, TBA 2.000% due 05/01/2051	$100.047	05/13/2021	2,000	$(12)	$(12)
	Put - OTC Ginnie Mae, TBA 2.500% due 04/01/2051	104.125	04/14/2021	1,200	(3)	(12)
	Put - OTC Ginnie Mae, TBA 2.500% due 04/01/2051	104.266	04/14/2021	1,800	(4)	(21)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 04/01/2051	99.875	04/07/2021	800	(3)	(3)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 04/01/2051	100.078	04/07/2021	1,000	(3)	(5)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 04/01/2051	101.875	04/07/2021	200	0	0
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 04/01/2051	102.078	04/07/2021	300	(1)	0
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 04/01/2051	102.375	04/07/2021	1,000	(4)	(26)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 05/01/2051	99.391	05/06/2021	900	(5)	(6)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 05/01/2051	101.391	05/06/2021	900	(4)	(1)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 05/01/2051	101.438	05/06/2021	800	(3)	(1)

					$(113)	$(196)

Total Written Options					$(3,080)	$(2,609)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(2)

Counterparty	Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date		Notional Amount(3)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(4)
									Asset	Liability
BOA	ABX.HE.AAA.6-2 Index	0.110%	Monthly	05/25/2046	$	608	$(124)	$105	$0	$(19)

TOTAL RETURN SWAPS ON EQUITY INDICES

Counterparty	Pay/Receive(5)	Underlying Reference	# of Units	Financing Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
											Asset	Liability
BOA	Pay	S&P 500 Total Return Index	36,546	0.286% (1-Month USD-LIBOR plus a specified spread)	Maturity	09/15/2021	$	253,536	$0	$(47,031)	$0	$(47,031)
BPS	Pay	S&P 500 Total Return Index	45,393	0.288% (1-Month USD-LIBOR plus a specified spread)	Monthly	08/11/2021		373,417	0	(508)	0	(508)
	Pay	S&P 500 Total Return Index	17,622	0.297% (1-Month USD-LIBOR plus a specified spread)	Maturity	08/11/2021		115,004	0	(29,898)	0	(29,898)
	Pay	S&P 500 Total Return Index	26,824	0.418% (1-Month USD-LIBOR plus a specified spread)	Monthly	09/15/2021		220,663	0	(288)	0	(288)
CBK	Receive	ERAUSLT Index	272,619	0.397% (1-Month USD-LIBOR plus a specified spread)	Maturity	05/26/2021		72,951	0	40,948	40,948	0
	Pay	S&P 500 Total Return Index	6,883	0.247% (1-Month USD-LIBOR plus a specified spread)	Maturity	05/26/2021		39,057	0	(17,531)	0	(17,531)
	Receive	ERAUSLT Index	258,859	0.318% (1-Month USD-LIBOR plus a specified spread)	Maturity	08/11/2021		78,980	0	29,278	29,278	0
JPM	Receive	ERAUSLT Index	137,796	0.287% (1-Month USD-LIBOR plus a specified spread)	Maturity	08/11/2021		40,100	0	17,539	17,539	0
	Receive	ERAUSLT Index	980,620	0.298% (1-Month USD-LIBOR plus a specified spread)	Monthly	08/11/2021		412,145	0	(1,335)	0	(1,335)
	Receive	ERAUSLT Index	792,895	0.296% (1-Month USD-LIBOR plus a specified spread)	Maturity	09/15/2021		252,545	0	79,132	79,132	0
	Receive	ERAUSLT Index	158,972	0.318% (1-Month USD-LIBOR plus a specified spread)	Monthly	09/15/2021		66,814	0	(217)	0	(217)

									$0	$70,089	$166,897	$(96,808)

Total Swap Agreements									$(124)	$70,194	$166,897	$(96,827)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of March 31, 2021:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(6)
BOA	$2,470	$0	$0	$2,470	$(770)	$(4)	$(47,050)	$(47,824)	$(45,354)	$44,556	$(798)
BPS	242	0	0	242	(19)	(6)	(30,694)	(30,719)	(30,477)	27,990	(2,487)
BRC	0	691	0	691	0	(221)	0	(221)	470	(440)	30

42	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

March 31, 2021

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(6)
CBK	$38	$0	$70,226	$70,264	$(48)	$0	$(17,531)	$(17,579)	$52,685	$(53,644)	$(959)
DUB	0	0	0	0	0	(4)	0	(4)	(4)	(10)	(14)
FAR	0	0	0	0	0	(55)	0	(55)	(55)	0	(55)
FBF	0	0	0	0	0	(4)	0	(4)	(4)	0	(4)
GLM	7	0	0	7	(12)	(535)	0	(547)	(540)	727	187
GSC	0	0	0	0	0	(54)	0	(54)	(54)	0	(54)
GST	0	0	0	0	0	(6)	0	(6)	(6)	0	(6)
HUS	525	0	0	525	(271)	0	0	(271)	254	0	254
IND	5	0	0	5	0	0	0	0	5	0	5
JPM	601	0	96,671	97,272	(96)	(88)	(1,552)	(1,736)	95,536	(98,564)	(3,028)
MYC	0	0	0	0	0	0	0	0	0	(1,328)	(1,328)
MYI	539	0	0	539	(411)	(545)	0	(956)	(417)	741	324
NGF	0	871	0	871	0	(924)	0	(924)	(53)	0	(53)
RBC	0	0	0	0	(11)	0	0	(11)	(11)	0	(11)
SCX	1,795	0	0	1,795	(243)	0	0	(243)	1,552	(1,610)	(58)
SOG	1,991	0	0	1,991	(1)	0	0	(1)	1,990	(1,600)	390
SSB	34	0	0	34	0	0	0	0	34	0	34
TOR	4	0	0	4	(230)	0	0	(230)	(226)	231	5
UAG	29	161	0	190	(49)	(163)	0	(212)	(22)	0	(22)

Total Over the Counter	$8,280	$1,723	$166,897	$176,900	$(2,161)	$(2,609)	$(96,827)	$(101,597)

(m)

Securities with an aggregate market value of $74,245 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of March 31, 2021.

(1)	Notional Amount represents the number of contracts.
(2)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)

Receive represents that the Fund receives payments for any positive net return on the underlying reference. The Fund makes payments for any negative net return on such underlying reference. Pay represents that the Fund receives payments for any negative net return on the underlying reference. The Fund makes payments for any positive net return on such underlying reference.

(6)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2021:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$870	$870
Swap Agreements	0	143	0	0	1,361	1,504

	$0	$143	$0	$0	$2,231	$2,374

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$8,280	$0	$8,280
Purchased Options	0	0	0	161	1,562	1,723
Swap Agreements	0	0	166,897	0	0	166,897

	$0	$0	$166,897	$8,441	$1,562	$176,900

	$0	$143	$166,897	$8,441	$3,793	$179,274

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2021	43

Schedule of Investments	PIMCO RAE Fundamental Advantage PLUS Fund	(Cont.)

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$144	$144
Swap Agreements	0	0	0	0	1,794	1,794

	$0	$0	$0	$0	$1,938	$1,938

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$2,161	$0	$2,161
Written Options	0	35	0	1,243	1,331	2,609
Swap Agreements	0	19	96,808	0	0	96,827

	$0	$54	$96,808	$3,404	$1,331	$101,597

	$0	$54	$96,808	$3,404	$3,269	$103,535

The effect of Financial Derivative Instruments on the Statements of Operations for the year ended March 31, 2021:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$(147)	$(147)
Written Options	0	0	0	0	344	344
Futures	0	0	0	0	(10,608)	(10,608)
Swap Agreements	0	1,497	0	0	(25,241)	(23,744)

	$0	$1,497	$0	$0	$(35,652)	$(34,155)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(23,841)	$0	$(23,841)
Purchased Options	0	0	0	(100)	35,410	35,310
Written Options	0	431	0	100	(25,185)	(24,654)
Swap Agreements	0	82	(36,944)	0	21	(36,841)

	$0	$513	$(36,944)	$(23,841)	$10,246	$(50,026)

	$0	$2,010	$(36,944)	$(23,841)	$(25,406)	$(84,181)

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$(38)	$(38)
Futures	0	0	0	0	31,966	31,966
Swap Agreements	0	1,281	0	0	14,126	15,407

	$0	$1,281	$0	$0	$46,054	$47,335

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$16,968	$0	$16,968
Purchased Options	0	0	0	79	(34,020)	(33,941)
Written Options	0	142	0	236	43,390	43,768
Swap Agreements	0	(117)	123,420	0	0	123,303

	$0	$25	$123,420	$17,283	$9,370	$150,098

	$0	$1,306	$123,420	$17,283	$55,424	$197,433

44	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

March 31, 2021

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2021 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2021
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$0	$108,558	$0	$108,558
Industrials	0	33,710	0	33,710
Utilities	0	11,734	0	11,734
Municipal Bonds & Notes
Illinois	0	325	0	325
New Jersey	0	589	0	589
U.S. Government Agencies	0	49,649	0	49,649
U.S. Treasury Obligations	0	251,498	0	251,498
Non-Agency Mortgage-Backed Securities	0	131,783	0	131,783
Asset-Backed Securities	0	156,526	0	156,526
Sovereign Issues	0	47,456	0	47,456
Preferred Securities
Banking & Finance	0	4,313	0	4,313
Short-Term Instruments
Argentina Treasury Bills	0	317	0	317
U.S. Treasury Bills	0	137,091	0	137,091
U.S. Treasury Cash Management Bills	0	18,400	0	18,400

	$0	$951,949	$0	$951,949

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$234,194	$0	$0	$234,194

Total Investments	$234,194	$951,949	$0	$1,186,143

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2021
Short Sales, at Value - Liabilities
Sovereign Issues	$0	$(17,239)	$0	$(17,239)
U.S. Government Agencies	0	(5,321)	0	(5,321)

	$0	$(22,560)	$0	$(22,560)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	870	1,503	0	2,373
Over the counter	0	176,900	0	176,900

	$870	$178,403	$0	$179,273

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(144)	(1,794)	0	(1,938)
Over the counter	0	(101,597)	0	(101,597)

	$(144)	$(103,391)	$0	$(103,535)

Total Financial Derivative Instruments	$726	$75,012	$0	$75,738

Totals	$234,920	$1,004,401	$0	$1,239,321

There were no significant transfers into or out of Level 3 during the period ended March 31, 2021.

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2021	45

Schedule of Investments	PIMCO RAE PLUS Fund

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 74.4%

CORPORATE BONDS & NOTES 7.6%

BANKING & FINANCE 5.8%

AerCap Ireland Capital DAC
4.125% due 07/03/2023		$235	$249

American Tower Corp.
3.800% due 08/15/2029		194	212

Aviation Capital Group LLC
2.875% due 01/20/2022		55	56
4.375% due 01/30/2024		14	15
5.500% due 12/15/2024		400	448

Avolon Holdings Funding Ltd.
5.125% due 10/01/2023		166	177
5.500% due 01/15/2023		9	10

Banco BTG Pactual S.A.
4.500% due 01/10/2025		201	206

Bank of America Corp.
3.974% due 02/07/2030 •		166	184

Barclays Bank PLC
10.179% due 06/12/2021		2,428	2,470

Barclays PLC
1.574% (US0003M + 1.380%) due 05/16/2024 ~		6,691	6,789
3.650% due 03/16/2025		700	754
3.932% due 05/07/2025 •		500	540
4.375% due 01/12/2026		700	781
4.972% due 05/16/2029 •		200	230
7.125% due 06/15/2025 •(h)(i)	GBP	1,200	1,867

CIT Group, Inc.
5.000% due 08/15/2022		$7	7

Citigroup, Inc.
1.214% (US0003M + 1.023%) due 06/01/2024 ~		5,314	5,384
3.200% due 10/21/2026		600	645

Cooperatieve Rabobank UA
6.625% due 06/29/2021 •(h)(i)	EUR	1,400	1,668

Credit Suisse Group AG
1.424% (US0003M + 1.240%) due 06/12/2024 ~		$2,700	2,728
4.550% due 04/17/2026		1,100	1,231
7.500% due 07/17/2023 •(h)(i)		1,700	1,802

Deutsche Bank AG
1.375% due 09/03/2026 •	EUR	1,700	2,054
1.384% (US0003M + 1.190%) due 11/16/2022 ~		$111	111
1.420% (US0003M + 1.230%) due 02/27/2023 ~		5,591	5,633
1.625% due 01/20/2027	EUR	3,000	3,670
1.750% due 01/17/2028		400	492
3.961% due 11/26/2025 •		$600	650
4.250% due 10/14/2021		6,456	6,577

Equitable Holdings, Inc.
4.350% due 04/20/2028		1,869	2,095

Fairfax Financial Holdings Ltd.
2.750% due 03/29/2028	EUR	1,200	1,528

Ford Motor Credit Co. LLC
3.087% due 01/09/2023		$800	814
3.550% due 10/07/2022		900	923

General Motors Financial Co., Inc.
1.228% (US0003M + 0.990%) due 01/05/2023 ~		7	7
1.509% (US0003M + 1.310%) due 06/30/2022 ~		28	28

Goldman Sachs Group, Inc.
4.223% due 05/01/2029 •		166	186

HSBC Holdings PLC
1.189% (US0003M + 1.000%) due 05/18/2024 ~		600	606
2.848% due 06/04/2031 •		300	300
4.292% due 09/12/2026 •		1,500	1,662
4.300% due 03/08/2026		500	560

International Lease Finance Corp.
5.875% due 08/15/2022		14	15

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Intesa Sanpaolo SpA
7.750% due 01/11/2027 •(h)(i)	EUR	900	$1,296

Lloyds Banking Group PLC
7.500% due 09/27/2025 •(h)(i)		$2,200	2,519
7.625% due 06/27/2023 •(h)(i)	GBP	780	1,174

Mitsubishi UFJ Financial Group, Inc.
0.011% due 05/30/2023 •	EUR	900	1,063

Nationwide Building Society
3.766% due 03/08/2024 •		$800	846
4.363% due 08/01/2024 •		2,200	2,377

Natwest Group PLC
1.751% (US0003M + 1.550%) due 06/25/2024 ~		2,000	2,044
4.519% due 06/25/2024 •		1,600	1,728
4.892% due 05/18/2029 •		1,784	2,035
5.076% due 01/27/2030 •		1,700	1,969
8.000% due 08/10/2025 •(h)(i)		900	1,057

Navient Corp.
6.625% due 07/26/2021		14	14
7.250% due 01/25/2022		28	29

Nissan Motor Acceptance Corp.
1.900% due 09/14/2021		507	509
2.600% due 09/28/2022		590	605
2.650% due 07/13/2022		1,407	1,438
3.650% due 09/21/2021		69	70

OneMain Finance Corp.
6.125% due 05/15/2022		14	15

Santander UK Group Holdings PLC
4.796% due 11/15/2024 •		2,500	2,753

Standard Chartered PLC
1.383% (US0003M + 1.200%) due 09/10/2022 ~		3,314	3,328

UBS AG
5.125% due 05/15/2024 (i)		3,270	3,608
7.625% due 08/17/2022 (i)		3,350	3,653

UBS Group AG
7.125% due 08/10/2021 •(h)(i)		500	510

Wells Fargo & Co.
1.338% due 05/04/2025 •	EUR	500	609
1.741% due 05/04/2030 •		2,000	2,543
3.000% due 02/19/2025		$62	66
3.000% due 04/22/2026		1,000	1,069

WPC Eurobond BV
2.250% due 04/09/2026	EUR	201	257

			95,548

INDUSTRIALS 1.3%

Aker BP ASA
2.875% due 01/15/2026		$450	465

BAT Capital Corp.
3.222% due 08/15/2024		207	221

BAT International Finance PLC
3.950% due 06/15/2025		614	672

Boeing Co.
2.750% due 02/01/2026		900	927

Bristol-Myers Squibb Co.
3.400% due 07/26/2029		166	182

Broadcom, Inc.
2.450% due 02/15/2031		900	850
3.500% due 02/15/2041		500	480
3.750% due 02/15/2051		200	192

Caterpillar, Inc.
2.600% due 09/19/2029		180	185

Charter Communications Operating LLC
1.855% (US0003M + 1.650%) due 02/01/2024 ~		242	249
4.908% due 07/23/2025		1,770	2,008

Cheniere Corpus Christi Holdings LLC
3.700% due 11/15/2029		800	845

Comcast Corp.
4.150% due 10/15/2028		159	182

CSN Resources S.A.
7.625% due 02/13/2023		200	208

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

DAE Funding LLC
1.625% due 02/15/2024		$1,800	$1,798

Energy Transfer Operating LP
4.250% due 03/15/2023		28	30

Expedia Group, Inc.
6.250% due 05/01/2025		264	305

Fairstone Financial, Inc.
7.875% due 07/15/2024		48	50

IHO Verwaltungs GmbH (3.625% Cash or 4.375% PIK)
3.625% due 05/15/2025 (c)	EUR	152	182

IHO Verwaltungs GmbH (6.375% Cash or 7.125% PIK)
6.375% due 05/15/2029 (c)		$270	296

Imperial Brands Finance PLC
3.125% due 07/26/2024		598	632
3.500% due 07/26/2026		300	321

INEOS Finance PLC
2.125% due 11/15/2025	EUR	187	217

Micron Technology, Inc.
5.327% due 02/06/2029		$97	114

MPLX LP
2.650% due 08/15/2030		1,000	981

Nakilat, Inc.
6.067% due 12/31/2033		104	129

Netflix, Inc.
3.875% due 11/15/2029	EUR	1,200	1,680

Nissan Motor Co. Ltd.
3.043% due 09/15/2023		$700	733
3.522% due 09/17/2025		1,500	1,590
4.345% due 09/17/2027		1,900	2,068
4.810% due 09/17/2030		400	439

Perrigo Finance Unlimited Co.
3.150% due 06/15/2030		1,000	983

Pfizer, Inc.
3.450% due 03/15/2029		166	182

			20,396

UTILITIES 0.5%

American Water Capital Corp.
3.450% due 06/01/2029		166	180

Edison International
5.750% due 06/15/2027		62	73

Pacific Gas & Electric Co.
1.573% (US0003M + 1.375%) due 11/15/2021 ~		5,000	5,010
4.550% due 07/01/2030		900	977

Petrobras Global Finance BV
5.093% due 01/15/2030		1,636	1,703

Southern California Edison Co.
3.650% due 03/01/2028		131	143

Sprint Communications, Inc.
6.000% due 11/15/2022		14	15
11.500% due 11/15/2021		21	22

Sprint Corp.
7.125% due 06/15/2024		35	40
7.250% due 09/15/2021		76	78
7.875% due 09/15/2023		76	87

			8,328

Total Corporate Bonds & Notes (Cost $119,442)			124,272

MUNICIPAL BONDS & NOTES 0.0%

ILLINOIS 0.0%

Chicago, Illinois General Obligation Bonds, Series 2015
7.750% due 01/01/2042		163	181

Total Municipal Bonds & Notes (Cost $161)			181

46	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

March 31, 2021

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
U.S. GOVERNMENT AGENCIES 5.8%

Fannie Mae
0.178% due 12/25/2036 •	$36	$36
0.459% due 03/25/2037 - 07/25/2037 •	23	24
0.468% due 09/25/2042 •	192	193
0.489% due 07/25/2037 •	28	29
0.509% due 09/25/2035 •	61	61
0.829% due 06/25/2037 •	32	32
0.859% due 01/25/2040 •	11	11
0.929% due 12/25/2039 •	17	18
1.009% due 07/25/2039 •	9	9
1.579% due 06/01/2043 - 07/01/2044 •	79	82
1.815% due 11/01/2034 •	2	2
1.816% due 10/01/2034 •	4	5
1.884% due 01/01/2035 •	36	36
1.970% due 10/01/2035 •	15	15
2.112% due 12/01/2033 •	13	13
2.148% due 11/01/2035 •	19	20
2.180% due 07/01/2035 •	11	11
2.187% due 09/01/2035 •	33	35
2.242% due 12/01/2033 •	65	65
2.310% due 08/01/2022	194	197
2.314% due 05/25/2035 ~	8	9
2.348% due 08/01/2035 •	37	37
2.362% due 09/01/2035 •	9	9
2.564% due 07/01/2034 •	109	110
2.573% due 07/01/2035 •	22	23
2.577% due 05/01/2036 •	23	24
2.601% due 09/01/2036 •	15	16
2.631% due 08/01/2035 •	82	87
2.654% due 07/01/2036 •	31	33
2.691% due 06/01/2035 •	53	56
2.733% due 08/01/2036 •	27	29
2.766% due 05/01/2035 •	2	2
3.203% due 05/01/2022 ~	1,251	1,263
3.675% due 03/01/2035 •	2	2
3.781% due 06/01/2035 •	45	45
5.741% due 03/25/2041 •(a)	255	43
6.591% due 03/25/2036 •(a)	114	19
26.125% due 12/25/2036 •	7	10

Freddie Mac
0.369% due 08/25/2031 •	36	35
0.436% due 02/15/2037 •	3	3
0.656% due 07/15/2041 •	340	345
0.676% due 06/15/2041 •	327	332
0.776% due 08/15/2037 •	89	91
0.806% due 08/15/2037 •	112	115
0.961% due 01/15/2038 •	58	59
1.579% due 02/25/2045 •	14	14
4.000% due 11/01/2047 - 03/01/2049	3,306	3,566
4.500% due 01/15/2041 - 04/01/2041	255	285
5.000% due 03/01/2038	1,534	1,787
5.500% due 06/01/2027 - 05/01/2040	673	782
6.000% due 02/01/2034 - 10/01/2039	862	1,006
6.364% due 07/15/2036 •(a)	136	25
6.594% due 04/15/2036 •(a)	29	4

Ginnie Mae
1.336% due 04/20/2068 •	153	154
2.125% due 11/20/2044 •	71	74
3.500% due 01/15/2042 - 07/15/2045	6,192	6,680
5.000% due 06/15/2034 - 06/15/2041	1,653	1,921
6.000% due 05/15/2037 - 07/15/2037	45	50

Ginnie Mae, TBA
5.000% due 04/01/2051	6,200	6,788

Small Business Administration
5.290% due 12/01/2027	56	59
5.600% due 09/01/2028	470	516

Uniform Mortgage-Backed Security
3.500% due 06/01/2045 - 08/01/2049	24,847	26,337

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
4.000% due 07/01/2025 - 11/01/2028	$1,190	$1,268
4.500% due 04/01/2023 - 06/01/2042	2,440	2,690
5.500% due 10/01/2021 - 12/01/2039	1,228	1,425
6.000% due 05/01/2035 - 05/01/2041	352	411
6.500% due 09/01/2034	4	4

Uniform Mortgage-Backed Security, TBA
2.000% due 06/01/2051	2,992	2,975
4.000% due 05/01/2036	1,000	1,064
4.500% due 05/01/2036 - 04/01/2051	28,200	30,664

Total U.S. Government Agencies (Cost $91,492)		94,240

U.S. TREASURY OBLIGATIONS 29.2%

U.S. Treasury Bonds
1.375% due 11/15/2040	16,300	13,870
1.625% due 11/15/2050	700	584
3.000% due 08/15/2048	628	705
3.000% due 02/15/2049	22,987	25,834
4.625% due 02/15/2040	8,790	12,127

U.S. Treasury Inflation Protected Securities (g)
0.125% due 02/15/2051	502	506
0.625% due 02/15/2043	813	921
0.750% due 02/15/2045	1,666	1,931
1.000% due 02/15/2046 (l)	4,957	6,082
1.000% due 02/15/2048	10,793	13,453
1.000% due 02/15/2049	5,469	6,861
1.375% due 02/15/2044	6,259	8,190

U.S. Treasury Notes
0.375% due 12/31/2025 (l)	2,800	2,735
0.375% due 01/31/2026	7,200	7,022
0.500% due 02/28/2026	11,800	11,570
1.500% due 10/31/2024 (l)(n)	1,741	1,801
1.625% due 02/15/2026 (l)(n)	3,700	3,828
1.750% due 12/31/2024 (l)(n)	10,300	10,747
2.000% due 07/31/2022 (l)	27,603	28,302
2.000% due 11/15/2026	8,600	9,026
2.125% due 08/15/2021	21	21
2.375% due 08/15/2024 (l)	18,300	19,481
2.375% due 05/15/2029	22,100	23,490
2.625% due 12/31/2025	14,245	15,418
2.625% due 02/15/2029	173,300	187,492
2.750% due 02/15/2024 (l)(n)	9,000	9,628
2.875% due 05/15/2028 (n)	645	709
3.000% due 09/30/2025	35,731	39,235
3.000% due 10/31/2025	14,531	15,963

Total U.S. Treasury Obligations (Cost $451,291)		477,532

NON-AGENCY MORTGAGE-BACKED SECURITIES 7.6%

Adjustable Rate Mortgage Trust
3.145% due 01/25/2036 ^~	155	139
3.201% due 09/25/2035 ^~	2	2

American Home Mortgage Investment Trust
2.201% due 02/25/2045 •	13	13
6.000% due 03/25/2047 þ	42	39

APS Resecuritization Trust
0.414% due 08/28/2054 ~	8,775	8,536

Banc of America Funding Trust
0.491% due 12/20/2046 ^•	151	150
0.531% due 04/20/2047 ^•	6	6
0.671% due 06/20/2047 •	345	320
2.809% due 09/20/2034 ~	2	2
6.412% due 10/25/2036 ^þ	2,649	2,627

Bear Stearns Adjustable Rate Mortgage Trust
2.215% due 04/25/2033 ~	3	3
2.559% due 01/25/2033 ~	57	59
2.756% due 01/25/2035 ~	1	1
2.766% due 08/25/2033 ~	4	4
2.772% due 01/25/2034 ~	229	238
2.876% due 02/25/2034 ~	1	1
3.488% due 07/25/2034 ~	8	8

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Bear Stearns ALT-A Trust
0.429% due 02/25/2034 •		$137	$133
0.609% due 01/25/2036 ^•		9	12
2.762% due 05/25/2035 ~		3	3
3.033% due 09/25/2035 ^~		34	27

Bear Stearns Structured Products, Inc. Trust
2.757% due 01/26/2036 ^~		128	110

BellaVista Mortgage Trust
0.711% due 01/22/2045 •		1,164	1,124

Chase Mortgage Finance Trust
3.453% due 02/25/2037 ~		408	419

ChaseFlex Trust
0.409% due 07/25/2037 •		526	485

Chevy Chase Funding LLC Mortgage-Backed Certificates
0.368% due 06/25/2036 •		311	326
0.409% due 08/25/2035 •		1,085	1,122
0.790% due 01/25/2036 •		221	215

Citigroup Mortgage Loan Trust
2.530% due 10/25/2035 •		13	13
2.570% due 05/25/2035 •		18	18

Countrywide Alternative Loan Resecuritization Trust
6.000% due 11/25/2034		367	367

Countrywide Alternative Loan Trust
0.289% due 05/25/2047 •		172	164
0.431% due 12/20/2035 •		66	64
0.449% due 11/25/2036 •		1	1
0.489% due 09/25/2046 ^•		616	597
0.509% due 08/25/2037 •		16	12
0.609% due 05/25/2035 ^•		4,583	3,759
0.669% due 02/25/2037 •		769	643
0.749% due 11/25/2035 •		314	280
1.259% due 12/25/2035 •		10	9
1.819% due 08/25/2035 •		1,846	1,826
3.245% due 05/25/2036 ~		429	355
5.500% due 11/25/2035		7	5
6.000% due 06/25/2047 ^		4,117	3,105
6.250% due 08/25/2036		172	142

Countrywide Home Loan Mortgage Pass-Through Trust
0.769% due 02/25/2035 •		2	2
0.909% due 09/25/2034 •		80	78
2.195% due 02/20/2036 ^•		17	15
3.115% due 08/25/2034 ~		3	3

Credit Suisse Mortgage Capital Certificates
3.482% due 08/26/2058 ~		199	199

Credit Suisse Mortgage Capital Trust
3.322% due 10/25/2058 ~		179	180

Deutsche ALT-A Securities, Inc. Mortgage Loan Trust
0.439% due 02/25/2036 •		1,654	1,671
0.859% due 10/25/2047 •		282	266

Eurohome UK Mortgages PLC
0.230% due 06/15/2044 •	GBP	28	38

First Horizon Alternative Mortgage Securities Trust
2.687% due 08/25/2035 ^~		$172	161

First Horizon Mortgage Pass-Through Trust
3.263% due 08/25/2035 ~		57	47

FWD Securitization Trust
2.240% due 01/25/2050 ~		179	182

GreenPoint Mortgage Funding Trust Pass-Through Certificates
2.684% due 10/25/2033 ~		32	33

GSR Mortgage Loan Trust
2.873% due 11/25/2035 ~		44	44
2.929% due 09/25/2035 ~		85	86
6.000% due 05/25/2037 ^		331	289

HarborView Mortgage Loan Trust
0.315% due 12/19/2036 •		69	65
0.330% due 07/19/2047 •		333	322
0.610% due 01/19/2036 •		471	341
0.650% due 03/19/2035 •		1,498	1,503

Hawksmoor Mortgages
1.100% due 05/25/2053 •	GBP	7,664	10,605

IndyMac Mortgage Loan Trust
0.309% due 11/25/2046 •		$11,973	11,369
0.749% due 07/25/2045 •		5	5
3.043% due 01/25/2036 ^~		131	130

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2021	47

Schedule of Investments	PIMCO RAE PLUS Fund	(Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

JP Morgan Mortgage Trust
3.112% due 04/25/2037 ~		$7	$6
5.750% due 01/25/2036 ^		13	9

Lehman XS Trust
0.368% due 08/25/2037 •		122	117

MASTR Adjustable Rate Mortgages Trust
2.766% due 10/25/2033 ~		68	58

Mellon Residential Funding Corp. Mortgage Pass-Through Trust
0.546% due 12/15/2030 •		180	177

Merrill Lynch Alternative Note Asset Trust
0.309% due 03/25/2037 •		530	207

Merrill Lynch Mortgage Investors Trust
0.529% due 02/25/2036 •		87	88
0.609% due 11/25/2035 •		22	22
2.123% due 05/25/2033 ~		7	7

New Residential Mortgage Loan Trust
2.750% due 07/25/2059 ~		3,762	3,927
3.500% due 10/25/2059 ~		79	83

PHH Alternative Mortgage Trust
0.269% due 02/25/2037 •		252	200

Residential Accredit Loans, Inc. Trust
0.279% due 01/25/2037 •		267	249
0.479% due 08/25/2036 •		1,076	1,011
3.990% due 12/25/2035 ^~		360	333

Residential Asset Securitization Trust
6.000% due 09/25/2036		965	501
6.000% due 05/25/2037 ^		411	339
6.250% due 07/25/2036 ^		442	441

Ripon Mortgages PLC
0.860% due 08/20/2056 •	GBP	17,859	24,660

Sequoia Mortgage Trust
0.311% due 07/20/2036 •		$249	245
0.321% due 06/20/2036 •		276	266
0.697% due 03/20/2035 •		1	1

Structured Adjustable Rate Mortgage Loan Trust
0.429% due 10/25/2035 •		2,058	2,039
1.659% due 01/25/2035 ^•		120	112
2.968% due 01/25/2035 ~		77	78
2.972% due 08/25/2035 ~		83	80
2.990% due 09/25/2035 ~		67	65
3.303% due 11/25/2035 ^~		113	109

Structured Asset Mortgage Investments Trust
0.610% due 07/19/2035 •		42	41
0.669% due 02/25/2036 ^•		82	79
0.810% due 02/19/2035 •		3	3
2.962% due 05/25/2047 ^~		2,840	2,471

Taurus UK DAC
0.000% due 05/17/2031 •	GBP	800	1,106

Towd Point Mortgage Funding
0.951% due 07/20/2045 •		668	923

Towd Point Mortgage Funding PLC
1.058% due 10/20/2051 •		3,588	4,979

Wachovia Mortgage Loan Trust LLC
2.689% due 05/20/2036 ^~		$110	114

WaMu Mortgage Pass-Through Certificates Trust
0.649% due 12/25/2045 •		3,532	3,593
0.689% due 10/25/2045 •		20	20
0.749% due 01/25/2045 •		119	118
1.069% due 07/25/2047 •		48	41
1.139% due 10/25/2046 ^•		521	491
1.249% due 06/25/2046 •		4,675	4,561
1.259% due 02/25/2046 •		358	360
1.459% due 11/25/2042 •		22	21
1.707% due 02/27/2034 •		54	55
1.957% due 08/25/2046 •		5,622	5,511
1.957% due 10/25/2046 •		84	82
1.960% due 12/25/2046 •		444	431
2.575% due 01/25/2037 ^~		666	617
2.736% due 12/25/2036 ^~		203	201
3.177% due 06/25/2037 ^~		1,902	1,855

Washington Mutual Mortgage Pass-Through Certificates Trust
1.009% due 02/25/2047 ^•		232	213
6.000% due 07/25/2036		1,746	1,584

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Wells Fargo Alternative Loan Trust
3.080% due 07/25/2037 ^~		$3,125	$2,945
6.250% due 07/25/2037 ^		195	195

Wells Fargo Commercial Mortgage Trust
3.244% due 12/15/2047		620	649

Total Non-Agency Mortgage-Backed Securities (Cost $109,700)			123,807

ASSET-BACKED SECURITIES 10.3%

ACE Securities Corp. Home Equity Loan Trust
0.724% due 12/25/2035 •		4,500	4,352
1.909% due 10/25/2032 •		2	2

Adagio CLO DAC
0.720% due 10/15/2031 •	EUR	2,400	2,814

Ares European CLO
0.660% due 10/15/2030 •(b)		4,500	5,277

Argent Securities Trust
0.219% due 09/25/2036 •		$89	39

Argent Securities, Inc. Asset-Backed Pass-Through Certificates
0.929% due 02/25/2034 •		1,028	1,001
1.189% due 01/25/2034 •		157	156

Armada Euro CLO DAC
0.720% due 07/15/2031 •	EUR	6,100	7,153

Asset-Backed Funding Certificates Trust
0.329% due 01/25/2037 •		$3,130	2,240
1.159% due 03/25/2034 ^•		2,361	2,329

Asset-Backed Securities Corp. Home Equity Loan Trust
0.689% due 03/25/2036 •		11,443	10,386
1.069% due 07/25/2035 •		407	408

Bain Capital Euro DAC
0.000% due 01/20/2032 «•(b)	EUR	2,700	3,168

Bayview Opportunity Master Fund Trust
3.475% due 06/28/2034 þ		$54	54

Bear Stearns Asset-Backed Securities Trust
0.269% due 08/25/2036 •		1,239	1,192
0.649% due 06/25/2036 •		3,237	3,237
1.129% due 10/25/2035 •		1,779	1,762

Blackrock European CLO DAC
0.620% due 10/15/2031 •	EUR	2,300	2,696

Carrington Mortgage Loan Trust
0.369% due 02/25/2037 •		$531	513

CIT Mortgage Loan Trust
1.459% due 10/25/2037 •		2,492	2,508

Citigroup Mortgage Loan Trust
0.259% due 12/25/2036 •		415	219
0.429% due 09/25/2036 •		3,591	3,043

Citigroup Mortgage Loan Trust, Inc.
1.009% due 09/25/2035 ^•		3,987	3,929

Countrywide Asset-Backed Certificates
0.249% due 07/25/2037 ^•		193	189
0.249% due 12/25/2046 •		711	654
0.259% due 06/25/2047 ^•		95	95
0.309% due 06/25/2037 ^•		2,864	2,919
0.359% due 01/25/2046 ^•		9,463	9,132
0.359% due 06/25/2047 •		2,359	2,254
0.509% due 08/25/2036 •		99	98
0.629% due 12/25/2036 ^•		6,783	6,618
0.669% due 09/25/2036 •		41	41
0.709% due 06/25/2036 •		70	69
4.497% due 10/25/2046 ^~		363	363

Countrywide Asset-Backed Certificates Trust
0.259% due 03/25/2047 ^•		184	181
0.299% due 06/25/2047 •		44	43
1.204% due 12/25/2034 •		29	29
1.234% due 12/25/2034 •		124	124

Credit Suisse Mortgage Capital Asset-Backed Trust
0.709% due 09/25/2037 •		2,129	2,139

Credit-Based Asset Servicing & Securitization Trust
0.169% due 11/25/2036 •		24	14

Crown Point CLO Ltd.
1.163% due 07/17/2028 •		250	250

CWABS Revolving Home Equity Loan Trust
0.326% due 12/15/2029 •		4	4

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Evans Grove CLO Ltd.
1.111% due 05/28/2028 •		$125	$125

Fremont Home Loan Trust
0.169% due 01/25/2037 •		13	7
0.769% due 01/25/2036 •		78	76

GLS Auto Receivables Issuer Trust
2.170% due 02/15/2024		146	147
2.580% due 07/17/2023		963	970
3.370% due 01/17/2023		30	30

GoldentTree Loan Management U.S. CLO Ltd.
1.174% due 04/20/2029 •		277	277

GSAA Home Equity Trust
0.349% due 06/25/2036 •		78	25

GSAMP Trust
0.239% due 12/25/2046 •		240	161
0.259% due 12/25/2046 •		39	26
0.339% due 01/25/2037 •		4,200	3,714
0.349% due 12/25/2035 •		84	84

Halcyon Loan Advisors Funding Ltd.
1.322% due 10/22/2025 •		65	65

Harvest CLO DAC
0.000% due 07/15/2031 (b)(e)	EUR	800	938
0.640% due 10/15/2031 •		1,400	1,641
0.760% due 07/15/2031 •(b)		5,800	6,802

Home Equity Asset Trust
1.709% due 12/25/2034 •		$985	1,003

HSI Asset Securitization Corp. Trust
0.329% due 12/25/2036 •		1,047	418

JP Morgan Mortgage Acquisition Trust
0.409% due 07/25/2036 •		79	47
0.409% due 03/25/2037 •		298	286

Jubilee CLO BV
0.600% due 04/15/2030 •	EUR	2,300	2,697
0.650% due 04/15/2031 •		1,000	1,173

Laurelin DAC
0.720% due 10/20/2031 •(b)		3,700	4,339

Legacy Mortgage Asset Trust
3.438% due 05/25/2059 þ		$82	83
3.750% due 04/25/2059 þ		205	207

Long Beach Mortgage Loan Trust
0.549% due 02/25/2036 •		243	239
0.669% due 10/25/2034 •		17	17
1.084% due 04/25/2035 •		208	208

Man GLG Euro CLO DAC
0.680% due 10/15/2030 •	EUR	800	938
0.690% due 12/15/2031 •		3,600	4,264

MASTR Asset-Backed Securities Trust
0.269% due 10/25/2036 •		$376	250
0.589% due 03/25/2036 •		60	49

MFA Trust
2.363% due 03/25/2060 þ		1,000	1,001

Morgan Stanley ABS Capital, Inc. Trust
0.239% due 01/25/2037 •		4,133	2,314
0.239% due 02/25/2037 •		430	381
0.249% due 08/25/2036 •		511	327
0.359% due 03/25/2037 •		3,197	1,796
1.039% due 11/25/2034 •		391	391
1.039% due 07/25/2035 •		263	263

Morgan Stanley Home Equity Loan Trust
0.279% due 04/25/2037 •		319	213

Morgan Stanley Mortgage Loan Trust
0.469% due 04/25/2037 •		45	19
5.965% due 09/25/2046 ^þ		860	434

Mountain Hawk CLO Ltd.
1.423% due 04/18/2025 •		54	54

Nomura Home Equity Loan, Inc. Home Equity Loan Trust
0.439% due 10/25/2036 ^•		180	53

NovaStar Mortgage Funding Trust
0.239% due 03/25/2037 •		5,137	3,932
0.429% due 10/25/2036 •		269	212

Oak Hill European Credit Partners Designated Activity Co.
0.730% due 01/20/2032 •	EUR	1,900	2,222

Ownit Mortgage Loan Trust
1.009% due 10/25/2036 ^•		$41	42

48	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

March 31, 2021

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

RAAC Trust
0.619% due 08/25/2036 •		$35	$36

Residential Asset Mortgage Products Trust
0.269% due 02/25/2037 •		61	61
0.784% due 11/25/2035 •		256	252

Residential Asset Securities Corp. Trust
0.739% due 10/25/2035 •		542	541

Securitized Asset-Backed Receivables LLC Trust
0.609% due 05/25/2036 •		9,890	6,892
0.689% due 11/25/2035 •		120	120
0.829% due 10/25/2035 •		304	282

SG Mortgage Securities Trust
0.469% due 02/25/2036 •		10,157	7,050

SoFi Professional Loan Program Trust
2.540% due 05/15/2046		3,884	4,001

Soundview Home Loan Trust
0.189% due 06/25/2037 •		76	62
0.279% due 03/25/2037 •		10	10
0.309% due 06/25/2037 •		141	117
0.369% due 02/25/2037 •		159	61
0.574% due 02/25/2036 •		170	164

Specialty Underwriting & Residential Finance Trust
0.718% due 12/25/2036 •		1,712	1,686

Structured Asset Investment Loan Trust
0.829% due 06/25/2035 •		11,900	11,888

Structured Asset Securities Corp. Mortgage Loan Trust
0.269% due 03/25/2036 •		2,070	2,000
0.319% due 02/25/2037 •		2,860	2,739

Towd Point Mortgage Trust
1.109% due 05/25/2058 •		2,267	2,288

WaMu Asset-Backed Certificates WaMu Trust
0.349% due 05/25/2037 •		609	555

Total Asset-Backed Securities (Cost $156,030)			169,459

SOVEREIGN ISSUES 5.4%

Argentina Government International Bond
0.125% due 07/09/2030 þ		2,632	873
0.125% due 07/09/2035 þ		3,354	993
0.125% due 07/09/2041 þ		8,555	2,959
1.000% due 07/09/2029		288	104
15.500% due 10/17/2026	ARS	3,616	10
36.119% (BADLARPP + 2.000%) due 04/03/2022 ~		5,447	36

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Autonomous City of Buenos Aires
39.106% (BADLARPP + 5.000%) due 01/23/2022 ~	ARS	7,584	$52

Brazil Government International Bond
4.750% due 01/14/2050		$3,793	3,454

Israel Government International Bond
0.050% (MAKA5DAY) due 11/30/2021 ~	ILS	46,100	13,789
4.125% due 01/17/2048		$800	923
5.500% due 01/31/2022	ILS	9,200	2,878

Japan Government International Bond
0.100% due 03/10/2028 (g)	JPY	5,014,860	45,744
0.100% due 03/10/2029 (g)		1,304,347	11,880

Provincia de Buenos Aires
37.932% due 05/31/2022	ARS	7,130	46

Saudi Government International Bond
3.450% due 02/02/2061		$2,400	2,214
4.000% due 04/17/2025		1,700	1,874
4.500% due 10/26/2046		200	221
5.000% due 04/17/2049		650	771

Total Sovereign Issues (Cost $92,156)			88,821

		SHARES
PREFERRED SECURITIES 0.4%

BANKING & FINANCE 0.4%

Banco Bilbao Vizcaya Argentaria S.A.
8.875% due 04/14/2021 •(h)(i)		1,400,000	1,646

Banco Santander S.A.
6.250% due 09/11/2021 •(h)(i)		200,000	240

JPMorgan Chase & Co.
3.682% (US0003M + 3.470%) due 04/30/2021 ~(h)		1,436,000	1,437

Stichting AK Rabobank Certificaten
6.500% due 12/29/2049 (h)		780,500	1,188

Truist Financial Corp.
4.950% due 09/01/2025 •(h)		1,300,000	1,412

Total Preferred Securities (Cost $5,458)			5,923

SHORT-TERM INSTRUMENTS 8.1%

REPURCHASE AGREEMENTS (j) 7.4%
			121,324

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
ARGENTINA TREASURY BILLS 0.0%
20.875% due 06/30/2021 - 09/13/2021 (d)(e)	ARS	58,917	$408

ISRAEL TREASURY BILLS 0.2%
(0.052)% due 10/06/2021 (e)(f)	ILS	9,300	2,782

U.S. TREASURY BILLS 0.5%
0.011% due 05/18/2021 (e)(f)		$8,600	8,600

Total Short-Term Instruments (Cost $133,124)			133,114

Total Investments in Securities (Cost $1,158,854)			1,217,349

		SHARES
INVESTMENTS IN AFFILIATES 32.8%

SHORT-TERM INSTRUMENTS 32.8%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 32.8%

PIMCO Short-Term Floating NAV Portfolio III		54,421,264	536,594

Total Short-Term Instruments (Cost $536,639)			536,594

Total Investments in Affiliates (Cost $536,639)			536,594

Total Investments 107.2% (Cost $1,695,493)			$1,753,943

Financial Derivative Instruments (k)(m) 8.0% (Cost or Premiums, net $4,781)			130,075

Other Assets and Liabilities, net (15.2)%			(248,562)

Net Assets 100.0%			$1,635,456

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
«	Security valued using significant unobservable inputs (Level 3).
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
(a)	Security is an Interest Only (“IO”) or IO Strip.
(b)	When-issued security.
(c)	Payment in-kind security.
(d)	Coupon represents a weighted average yield to maturity.
(e)	Zero coupon security.
(f)	Coupon represents a yield to maturity.
(g)	Principal amount of security is adjusted for inflation.
(h)	Perpetual maturity; date shown, if applicable, represents next contractual call date.
(i)	Contingent convertible security.

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2021	49

Schedule of Investments	PIMCO RAE PLUS Fund	(Cont.)

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(j) REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
BOS	0.010%	04/01/2021	04/05/2021	$64,400	U.S. Treasury Bonds 1.375% due 11/15/2040	$(65,680)	$64,400	$64,400
FICC	0.000	03/31/2021	04/01/2021	11,524	U.S. Treasury Notes 0.125% due 02/28/2023	(11,755)	11,524	11,524
JPS	0.000	03/31/2021	04/01/2021	45,400	U.S. Treasury Notes 2.125% due 09/30/2021	(46,817)	45,400	45,400

Total Repurchase Agreements						$(124,252)	$121,324	$121,324

SHORT SALES:

Description	Coupon	Maturity Date	Principal Amount		Proceeds	Payable for Short Sales(2)
U.S. Government Agencies (0.1)%
Uniform Mortgage-Backed Security, TBA	5.000%	05/01/2051	$	2,200	$(2,438)	$(2,439)

Sovereign Issues (0.6)%
Canada Government International Bond	2.750%	12/01/2048	CAD	10,500	(9,956)	(9,837)

Total Short Sales (0.7)%					$(12,394)	$(12,276)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of March 31, 2021:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Payable for Short Sales(2)	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(3)
Global/Master Repurchase Agreement
BOS	$64,400	$0	$0	$0	$64,400	$(65,680)	$(1,280)
FICC	11,524	0	0	0	11,524	(11,755)	(231)
JPS	45,400	0	0	0	45,400	(46,817)	(1,417)

Master Securities Forward Transaction Agreement
TDM	0	0	0	(9,837)	(9,837)	(320)	(10,157)

Total Borrowings and Other Financing Transactions	$121,324	$0	$0	$(9,837)

(1)	Includes accrued interest.
(2)	Payable for short sales includes $80 of accrued interest.
(3)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

The average amount of borrowings outstanding during the period ended March 31, 2021 was $(16,330) at a weighted average interest rate of 0.361%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(k)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
Euro-Bund 10-Year Bond June Futures	06/2021	100	$	20,086	$(41)	$33	$(73)
U.S. Treasury 30-Year Bond June Futures	06/2021	167		25,817	(1,008)	0	(73)

					$(1,049)	$33	$(146)

50	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

March 31, 2021

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
U.S. Treasury 2-Year Note June Futures	06/2021	1,740	$	(384,064)	$384	$82	$0
U.S. Treasury 5-Year Note June Futures	06/2021	712		(87,860)	1,128	117	0
U.S. Treasury 10-Year Note June Futures	06/2021	806		(105,536)	2,662	201	0
U.S. Treasury Ultra Long-Term Bond June Futures	06/2021	539		(97,677)	4,896	623	0
United Kingdom Long Gilt June Futures	06/2021	11		(1,935)	32	8	0

					$9,102	$1,031	$0

Total Futures Contracts					$8,053	$1,064	$(146)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(1)

Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(2)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(3)	Variation Margin
									Asset	Liability
CDX.EM-34 5-Year Index	1.000%	Quarterly	12/20/2025	$	4,600	$(168)	$(54)	$(222)	$15	$0
CDX.EM-35 5-Year Index	1.000	Quarterly	06/20/2026		10,000	(360)	(54)	(414)	29	0
CDX.HY-35 5-Year Index	5.000	Quarterly	12/20/2025		5,700	489	36	525	28	0
CDX.HY-36 5-Year Index	5.000	Quarterly	06/20/2026		4,500	388	20	408	13	0
CDX.IG-35 5-Year Index	1.000	Quarterly	12/20/2025		64,300	1,447	108	1,555	75	0
CDX.IG-36 5-Year Index	1.000	Quarterly	06/20/2026		48,000	1,057	79	1,136	60	0
iTraxx Crossover 34 5-Year Index	5.000	Quarterly	12/20/2025	EUR	6,512	903	41	944	29	0
iTraxx Crossover 35 5-Year Index	5.000	Quarterly	06/20/2026		10,000	1,303	105	1,408	69	0
iTraxx Europe Main 34 5-Year Index	1.000	Quarterly	12/20/2025		65,500	1,953	101	2,054	69	0

						$7,012	$382	$7,394	$387	$0

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Pay(4)	1-Day GBP-SONIO Compounded-OIS	0.250%	Annual	06/16/2031	GBP	18,700	$(1,575)	$157	$(1,418)	$0	$(100)
Receive(4)	1-Day GBP-SONIO Compounded-OIS	0.500	Annual	06/16/2051		19,200	3,528	(320)	3,208	251	0
Pay	1-Year BRL-CDI	3.700	Maturity	01/03/2022	BRL	610,800	(582)	31	(551)	39	0
Pay	3-Month CAD-Bank Bill	0.636	Semi-Annual	12/21/2023	CAD	16,700	0	(65)	(65)	0	(3)
Pay	3-Month CAD-Bank Bill	0.637	Semi-Annual	12/21/2023		33,400	0	(129)	(129)	0	(6)
Pay	3-Month CAD-Bank Bill	1.700	Semi-Annual	12/18/2024		124,100	(200)	2,581	2,381	0	(34)
Pay	3-Month CAD-Bank Bill	2.750	Semi-Annual	12/18/2048		10,400	(164)	565	401	0	(57)
Pay	3-Month CAD-Bank Bill	2.200	Semi-Annual	12/18/2049		1,700	14	(107)	(93)	0	(9)
Pay	3-Month CNY-CNREPOFIX	2.688	Quarterly	03/17/2026	CNY	15,700	0	(11)	(11)	3	0
Pay	3-Month CNY-CNREPOFIX	2.690	Quarterly	03/17/2026		22,300	0	(15)	(15)	4	0
Pay	3-Month CNY-CNREPOFIX	2.700	Quarterly	03/17/2026		22,300	0	(13)	(13)	4	0
Pay	3-Month CNY-CNREPOFIX	2.705	Quarterly	03/17/2026		22,300	0	(12)	(12)	4	0
Pay	3-Month CNY-CNREPOFIX	2.770	Quarterly	03/17/2026		22,300	0	(2)	(2)	4	0
Pay	3-Month CNY-CNREPOFIX	2.810	Quarterly	03/17/2026		44,600	0	9	9	8	0
Receive	3-Month USD-LIBOR	1.000	Semi-Annual	06/17/2022		$28,500	(332)	(19)	(351)	0	0
Pay	3-Month USD-LIBOR	0.750	Semi-Annual	12/16/2022		10,100	104	3	107	0	(1)
Pay(4)	3-Month USD-LIBOR	2.500	Semi-Annual	12/15/2023		140,000	(181)	5,734	5,553	0	(71)
Pay(4)	3-Month USD-LIBOR	0.407	Semi-Annual	07/21/2024		269,700	0	(1,777)	(1,777)	0	(176)
Pay(4)	3-Month USD-LIBOR	0.370	Semi-Annual	08/04/2024		591,000	0	(4,856)	(4,856)	0	(399)
Receive	3-Month USD-LIBOR	2.569	Semi-Annual	10/23/2024		135,200	0	(10,596)	(10,596)	111	0
Receive	3-Month USD-LIBOR	1.500	Semi-Annual	12/18/2024		104,500	156	(3,658)	(3,502)	83	0
Receive	3-Month USD-LIBOR	1.250	Semi-Annual	06/17/2025		389,900	(11,795)	3,775	(8,020)	258	0
Receive	3-Month USD-LIBOR	1.250	Semi-Annual	06/17/2025		322,400	(10,447)	3,715	(6,732)	328	0
Pay	3-Month USD-LIBOR	1.000	Semi-Annual	12/16/2025		45,900	1,363	(1,183)	180	0	(43)
Pay	3-Month USD-LIBOR	0.527	Semi-Annual	03/15/2026		214,100	(589)	(4,734)	(5,323)	0	(226)
Receive(4)	3-Month USD-LIBOR	2.750	Semi-Annual	12/15/2026		98,900	(85)	(2,247)	(2,332)	86	0
Pay	3-Month USD-LIBOR	1.250	Semi-Annual	06/17/2027		140,000	3,022	(3,039)	(17)	0	(195)
Receive	3-Month USD-LIBOR	2.500	Semi-Annual	12/20/2027		32,400	(546)	(2,039)	(2,585)	43	0
Pay(4)	3-Month USD-LIBOR	0.500	Semi-Annual	06/16/2028		36,800	(2,297)	(244)	(2,541)	0	(49)
Receive	3-Month USD-LIBOR	2.250	Semi-Annual	06/20/2028		11,400	819	(1,519)	(700)	14	0
Pay	3-Month USD-LIBOR	2.985	Semi-Annual	06/05/2029		52,400	5,629	533	6,162	0	(68)
Pay	3-Month USD-LIBOR	1.250	Semi-Annual	06/17/2030		262,500	12,818	(22,170)	(9,352)	0	(344)
Pay	3-Month USD-LIBOR	1.250	Semi-Annual	06/17/2030		68,300	1,764	(4,333)	(2,569)	0	(85)

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2021	51

Schedule of Investments	PIMCO RAE PLUS Fund	(Cont.)

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Receive	3-Month USD-LIBOR	1.063%	Semi-Annual	03/15/2031		$114,000	$806	$6,919	$7,725	$159	$0
Receive(4)	3-Month USD-LIBOR	1.277	Semi-Annual	07/21/2031		57,800	0	3,077	3,077	60	0
Receive(4)	3-Month USD-LIBOR	1.170	Semi-Annual	08/04/2031		151,500	0	9,725	9,725	155	0
Receive	3-Month USD-LIBOR	0.982	Semi-Annual	02/15/2036		67,000	0	9,598	9,598	137	0
Receive	3-Month USD-LIBOR	1.031	Semi-Annual	02/15/2036		116,000	0	15,843	15,843	236	0
Pay	3-Month USD-LIBOR	0.836	Semi-Annual	11/15/2045		20,400	0	(5,515)	(5,515)	0	(63)
Pay	3-Month USD-LIBOR	0.841	Semi-Annual	11/15/2045		14,100	0	(3,797)	(3,797)	0	(43)
Pay	3-Month USD-LIBOR	0.896	Semi-Annual	11/15/2045		36,700	0	(9,468)	(9,468)	0	(112)
Pay	3-Month USD-LIBOR	1.500	Semi-Annual	06/17/2050		17,200	1,655	(4,369)	(2,714)	0	(59)
Receive(4)	3-Month USD-LIBOR	1.250	Semi-Annual	06/16/2051		11,800	2,506	164	2,670	43	0
Pay(4)	6-Month AUD-LIBOR	2.000	Semi-Annual	06/16/2031	AUD	10,200	81	(7)	74	0	(73)
Pay(4)	6-Month EUR-EURIBOR	0.250	Annual	06/16/2031	EUR	20,500	(908)	86	(822)	0	(36)
Receive(4)	6-Month EUR-EURIBOR	0.000	Annual	06/16/2051		7,600	1,349	(107)	1,242	11	0
Receive	6-Month JPY-LIBOR	0.380	Semi-Annual	06/18/2028	JPY	6,120,000	(2,007)	648	(1,359)	74	0
Pay	6-Month JPY-LIBOR	0.350	Semi-Annual	03/17/2051		1,606,000	(980)	158	(822)	0	(185)
Pay	UKRPI	3.490	Maturity	09/15/2028	GBP	24,100	(3)	860	857	28	0
Pay	UKRPI	3.593	Maturity	11/15/2028		4,300	0	233	233	5	0
Pay	UKRPI	3.595	Maturity	11/15/2028		15,000	178	643	821	18	0
Pay	UKRPI	3.603	Maturity	11/15/2028		4,400	0	247	247	5	0
Pay	UKRPI	3.480	Maturity	01/15/2030		15,300	18	(25)	(7)	0	(6)
Pay	UKRPI	3.415	Maturity	02/15/2030		7,400	41	(174)	(133)	0	(3)
Receive	UKRPI	3.397	Maturity	11/15/2030		800	0	41	41	0	0
Receive	UKRPI	3.445	Maturity	11/15/2030		1,500	0	65	65	0	0
Receive	UKRPI	3.510	Maturity	11/15/2030		800	0	26	26	0	0
Pay	UKRPI	3.217	Maturity	11/15/2040		1,400	0	(213)	(213)	0	(3)
Pay	UKRPI	3.272	Maturity	11/15/2040		1,100	0	(142)	(142)	0	(3)
Pay	UKRPI	3.273	Maturity	11/15/2040		1,500	0	(193)	(193)	0	(3)
Pay	UKRPI	3.340	Maturity	11/15/2040		1,300	0	(131)	(131)	0	(3)
Receive	UKRPI	3.000	Maturity	11/15/2050		600	0	177	177	3	0
Receive	UKRPI	3.051	Maturity	11/15/2050		1,100	0	283	283	6	0
Receive	UKRPI	3.143	Maturity	11/15/2050		500	0	94	94	3	0

							$3,160	$(21,239)	$(18,079)	$2,183	$(2,458)

Total Swap Agreements							$10,172	$(20,857)	$(10,685)	$2,570	$2,458)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of March 31, 2021:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset			Market Value	Variation Margin Liability
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements	Total
Total Exchange-Traded or Centrally Cleared	$0	$1,064	$2,570	$3,634	$0	$(146)	$(2,458)	$(2,604)

(l)

Securities with an aggregate market value of $30,506 and cash of $5,330 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2021. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(3)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.

52	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

March 31, 2021

(m)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BOA	04/2021	BRL	62,511		$10,972	$0	$(134)
	04/2021	GBP	32,489		45,996	1,207	0
	04/2021		$11,300	BRL	62,511	0	(194)
	04/2021		10,342	CAD	13,046	39	0
	04/2021		431	RUB	32,979	4	0
	05/2021	BRL	62,511		$11,285	199	0
	05/2021	EUR	7,680		9,186	172	0
	05/2021		$7,094	COP	25,568,836	0	(117)
	06/2021		265	RUB	20,020	0	(3)
	06/2021		3,945	TRY	29,723	0	(515)
	06/2021		2,013	ZAR	29,982	0	0

BPS	04/2021	GBP	473		$655	3	0
	04/2021	TRY	13,481		1,661	43	0
	04/2021		$138	RUB	10,170	0	(4)
	05/2021	EUR	5,343		$6,384	113	0

BRC	04/2021	GBP	782		1,073	0	(5)
	05/2021	EUR	2,574		3,039	18	0

CBK	04/2021	TRY	12,086		1,486	35	0
	05/2021		$1,129	RUB	84,540	0	(17)
	06/2021		1,238		92,339	0	(28)
	06/2021		8,840	ZAR	135,421	253	(3)
	10/2021	ILS	9,303		$2,812	20	0
	11/2021		46,114		14,021	166	0

GLM	04/2021		$1,350	RUB	101,845	2	(8)

HUS	04/2021	BRL	33,930	EUR	5,067	0	(85)
	04/2021	CAD	12,846		$10,154	0	(68)
	04/2021	EUR	5,146	BRL	33,930	0	(8)
	04/2021	GBP	1,247		$1,739	20	0
	05/2021	EUR	21,117		25,489	704	0
	05/2021		$1,144	RUB	85,671	0	(16)
	06/2021	HKD	4,016		$517	1	0
	06/2021		$7,078	MXN	147,569	91	0
	06/2021		301	RUB	22,361	0	(8)
	06/2021		22,464	SGD	30,282	40	0
	01/2022	ILS	9,709		$2,961	40	0

JPM	04/2021	MXN	166,500		8,076	0	(63)
	06/2021	TWD	626,947		22,873	675	0
	06/2021		$84	ZAR	1,290	2	0
	10/2021		7,915	MXN	166,500	65	0

MYI	04/2021	BRL	33,930	EUR	4,998	0	(167)
	04/2021	EUR	5,067	BRL	33,930	85	0
	04/2021		$57,977	JPY	6,390,603	0	(257)
	05/2021	AUD	228		$174	1	0
	05/2021	EUR	4,989	BRL	33,930	164	0
	05/2021		3,373		$4,017	58	0
	05/2021	JPY	6,390,603		57,994	258	0

SCX	04/2021	BRL	62,511		11,591	485	0
	04/2021	TRY	6,546		804	18	0
	04/2021		$10,972	BRL	62,511	134	0
	04/2021		48,139	GBP	34,991	100	0
	05/2021	GBP	34,991		$48,144	0	(99)
	06/2021		$7,223	IDR	105,140,336	0	(77)
	06/2021		462	ZAR	6,969	6	0

SOG	04/2021	JPY	6,390,603		$60,490	2,771	0

TOR	04/2021	CAD	42,744		33,766	0	(248)
	04/2021		$34,009	CAD	42,744	5	0
	05/2021	CAD	42,744		$34,010	0	(5)

UAG	04/2021		$8,139	MXN	166,500	0	0
	04/2021		464	RUB	35,388	3	0
	05/2021	EUR	5,967		$7,014	11	0
	05/2021		$136	RUB	10,171	0	(2)
	06/2021		611		45,664	0	(12)

Total Forward Foreign Currency Contracts						$8,011	$(2,143)

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2021	53

Schedule of Investments	PIMCO RAE PLUS Fund	(Cont.)

PURCHASED OPTIONS:

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount(1)	Cost	Market Value
UAG	Call - OTC USD versus TWD	TWD	28.490	01/25/2022	13,967	$85	$167

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Cost	Market Value
BRC	Call - OTC 2-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	0.350%	11/01/2021	222,300	$530	$720

NGF	Put - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.850	03/18/2024	120,100	1,153	1,293

							$1,683	$2,013

Total Purchased Options							$1,768	$2,180

WRITTEN OPTIONS:

CREDIT DEFAULT SWAPTIONS ON CREDIT INDICES

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
BOA	Put - OTC CDX.HY-36 5-Year Index	Sell	100.000%	06/16/2021	700	$ (3)	$ (2)
	Call - OTC CDX.IG-35 5-Year Index	Buy	0.450	04/21/2021	2,100	(1)	0
	Put - OTC CDX.IG-35 5-Year Index	Sell	0.800	05/19/2021	2,200	(2)	0
	Put - OTC CDX.IG-35 5-Year Index	Sell	0.850	05/19/2021	2,100	(3)	0
	Put - OTC CDX.IG-35 5-Year Index	Sell	0.900	05/19/2021	4,000	(4)	(1)
	Put - OTC CDX.IG-35 5-Year Index	Sell	1.050	05/19/2021	500	(1)	0
	Put - OTC CDX.IG-35 5-Year Index	Sell	0.800	06/16/2021	3,100	(3)	(1)
	Put - OTC CDX.IG-35 5-Year Index	Sell	0.900	06/16/2021	2,400	(3)	(1)
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.750	04/21/2021	1,000	(1)	0
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.800	04/21/2021	1,000	(1)	0
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.800	06/16/2021	1,100	(1)	(1)

BPS	Put - OTC CDX.HY-35 5-Year Index	Sell	100.000	07/21/2021	500	(3)	(2)
	Call - OTC CDX.IG-35 5-Year Index	Buy	0.450	04/21/2021	4,200	(3)	(1)
	Put - OTC CDX.IG-35 5-Year Index	Sell	0.800	04/21/2021	2,000	(2)	0
	Put - OTC CDX.IG-35 5-Year Index	Sell	0.850	04/21/2021	4,900	(4)	0
	Put - OTC CDX.IG-35 5-Year Index	Sell	0.950	04/21/2021	2,100	(2)	0
	Put - OTC CDX.IG-35 5-Year Index	Sell	1.000	04/21/2021	600	(1)	0
	Put - OTC CDX.IG-35 5-Year Index	Sell	0.900	05/19/2021	2,000	(2)	0
	Call - OTC iTraxx Europe 34 5-Year Index	Buy	0.375	04/21/2021	1,800	(1)	0
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.750	04/21/2021	1,800	(3)	0
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.800	04/21/2021	3,400	(4)	0
	Call - OTC iTraxx Europe 34 5-Year Index	Buy	0.400	05/19/2021	2,600	(1)	(1)
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.700	05/19/2021	2,600	(3)	(1)
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.750	05/19/2021	4,000	(4)	(1)
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.800	05/19/2021	1,200	(1)	0

BRC	Call - OTC iTraxx Europe 34 5-Year Index	Buy	0.375	04/21/2021	3,900	(2)	0
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.750	04/21/2021	5,900	(10)	(1)
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.800	04/21/2021	7,500	(10)	(1)
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.700	05/19/2021	6,100	(7)	(2)
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.750	05/19/2021	2,200	(2)	(1)
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.800	05/19/2021	2,100	(3)	0
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.900	05/19/2021	1,100	(1)	0
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.800	06/16/2021	4,400	(5)	(2)
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.850	06/16/2021	2,600	(3)	(1)
	Call - OTC iTraxx Europe 34 5-Year Index	Buy	0.400	07/21/2021	4,200	(2)	(3)
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.750	07/21/2021	4,200	(6)	(4)

CBK	Put - OTC CDX.HY-35 5-Year Index	Sell	100.000	04/21/2021	500	(2)	0
	Put - OTC CDX.IG-35 5-Year Index	Sell	0.800	05/19/2021	2,300	(2)	0

DBL	Call - OTC CDX.IG-35 5-Year Index	Buy	0.450	04/21/2021	1,500	(1)	0

DUB	Put - OTC CDX.IG-35 5-Year Index	Sell	1.000	04/21/2021	800	(1)	0
	Put - OTC CDX.IG-35 5-Year Index	Sell	0.750	05/19/2021	3,300	(3)	(1)
	Put - OTC CDX.IG-35 5-Year Index	Sell	0.900	06/16/2021	1,700	(2)	(1)
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.750	04/21/2021	2,900	(3)	0
	Call - OTC iTraxx Europe 34 5-Year Index	Buy	0.400	05/19/2021	2,900	(1)	(1)
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.700	05/19/2021	2,900	(3)	(1)
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.750	05/19/2021	1,800	(2)	0
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.800	05/19/2021	1,400	(2)	0
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.850	06/16/2021	1,700	(2)	(1)

54	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

March 31, 2021

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
FBF	Put - OTC CDX.HY-35 5-Year Index	Sell	100.000%	06/16/2021	500	$(2)	$(1)
	Put - OTC CDX.IG-35 5-Year Index	Sell	0.800	04/21/2021	2,000	(3)	0
	Call - OTC CDX.IG-35 5-Year Index	Buy	0.450	06/16/2021	2,600	(1)	(1)
	Put - OTC CDX.IG-35 5-Year Index	Sell	0.800	06/16/2021	2,600	(3)	(1)
	Put - OTC CDX.IG-35 5-Year Index	Sell	0.900	06/16/2021	2,400	(3)	(1)
	Put - OTC CDX.IG-36 5-Year Index	Sell	0.850	06/16/2021	2,800	(3)	(1)

GST	Put - OTC CDX.HY-35 5-Year Index	Sell	102.000	06/16/2021	500	(2)	(2)
	Call - OTC CDX.IG-35 5-Year Index	Buy	0.450	04/21/2021	2,100	(1)	0
	Put - OTC CDX.IG-35 5-Year Index	Sell	0.800	04/21/2021	1,000	(1)	0
	Put - OTC CDX.IG-35 5-Year Index	Sell	0.850	04/21/2021	4,800	(5)	0
	Put - OTC CDX.IG-35 5-Year Index	Sell	0.750	05/19/2021	4,300	(4)	(1)
	Put - OTC CDX.IG-35 5-Year Index	Sell	0.900	05/19/2021	2,000	(2)	0
	Put - OTC CDX.IG-35 5-Year Index	Sell	0.950	05/19/2021	2,100	(3)	0
	Put - OTC CDX.IG-35 5-Year Index	Sell	1.050	05/19/2021	1,000	(1)	0
	Put - OTC CDX.IG-36 5-Year Index	Sell	0.850	06/16/2021	2,400	(2)	(1)
	Put - OTC CDX.IG-36 5-Year Index	Sell	0.900	07/21/2021	2,400	(3)	(2)
	Call - OTC iTraxx Europe 34 5-Year Index	Buy	0.400	05/19/2021	1,000	0	0
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.700	05/19/2021	1,000	(1)	0
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.750	05/19/2021	2,100	(2)	(1)
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.800	05/19/2021	2,100	(2)	0
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.800	06/16/2021	2,200	(2)	(1)
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.850	06/16/2021	1,200	(1)	0
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.750	07/21/2021	2,200	(3)	(2)

JPM	Put - OTC CDX.HY-35 5-Year Index	Sell	103.000	05/19/2021	500	(2)	(1)
	Put - OTC CDX.IG-35 5-Year Index	Sell	0.750	05/19/2021	2,300	(2)	(1)
	Put - OTC CDX.IG-35 5-Year Index	Sell	0.900	05/19/2021	2,100	(2)	0
	Put - OTC CDX.IG-36 5-Year Index	Sell	0.900	07/21/2021	1,300	(2)	(1)

MYC	Put - OTC CDX.IG-35 5-Year Index	Sell	0.800	05/19/2021	2,300	(3)	0
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.750	04/21/2021	3,000	(4)	0
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.900	05/19/2021	1,000	(1)	0

						$(198)	$(50)

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
GLM	Put - OTC USD versus MXN	MXN	19.120	12/16/2021	15,500	$(345)	$(180)
	Call - OTC USD versus MXN		23.100	12/16/2021	15,500	(283)	(343)

MYI	Put - OTC USD versus CNH	CNH	6.400	12/16/2021	13,591	(139)	(54)
	Call - OTC USD versus CNH		7.000	12/16/2021	13,591	(138)	(100)
	Put - OTC USD versus MXN	MXN	19.000	12/09/2021	11,683	(231)	(119)
	Call - OTC USD versus MXN		23.000	12/09/2021	11,683	(231)	(260)

UAG	Call - OTC USD versus TWD	TWD	29.500	01/25/2022	27,934	(85)	(170)

						$(1,452)	$(1,226)

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
BRC	Call - OTC 10-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.122%	11/01/2021	14,400	$(171)	$(86)
	Call - OTC 10-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.164	11/01/2021	29,600	(377)	(146)

NGF	Put - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.800	03/18/2024	240,300	(1,153)	(1,374)

							$(1,701)	$(1,606)

OPTIONS ON SECURITIES

Counterparty	Description	Strike Price		Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
FAR	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 04/01/2051	$	101.844	04/07/2021	1,500	$(5)	$(31)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 05/01/2051		99.547	05/06/2021	1,400	(9)	(10)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 05/01/2051		101.547	05/06/2021	2,100	(11)	(8)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 05/01/2051		102.250	05/06/2021	1,400	(6)	(8)

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2021	55

Schedule of Investments	PIMCO RAE PLUS Fund	(Cont.)

Counterparty	Description	Strike Price		Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
GSC	Put - OTC Fannie Mae, TBA 3.000% due 06/01/2051	$	103.758	06/07/2021	600	$(3)	$(2)
	Put - OTC Fannie Mae, TBA 3.000% due 06/01/2051		103.895	06/07/2021	500	(2)	(2)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 04/01/2051		102.250	04/07/2021	500	(2)	(12)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 05/01/2051		102.117	05/06/2021	1,300	(6)	(7)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 06/01/2051		101.172	06/07/2021	3,600	(21)	(21)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 06/01/2051		101.512	06/07/2021	2,000	(11)	(13)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 06/01/2051		101.586	06/07/2021	2,300	(14)	(15)

JPM	Put - OTC Fannie Mae, TBA 3.000% due 06/01/2051		103.742	06/07/2021	900	(4)	(3)
	Put - OTC Fannie Mae, TBA 3.000% due 06/01/2051		103.875	06/07/2021	1,200	(4)	(4)
	Put - OTC Fannie Mae, TBA 3.000% due 06/01/2051		104.047	06/07/2021	1,200	(5)	(5)
	Put - OTC Ginnie Mae, TBA 2.000% due 05/01/2051		100.047	05/13/2021	2,100	(12)	(13)
	Put - OTC Ginnie Mae, TBA 2.500% due 04/01/2051		103.781	04/14/2021	2,000	(5)	(15)
	Put - OTC Ginnie Mae, TBA 2.500% due 04/01/2051		104.125	04/14/2021	1,100	(3)	(11)
	Put - OTC Ginnie Mae, TBA 2.500% due 04/01/2051		104.266	04/14/2021	1,800	(5)	(20)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 04/01/2051		99.875	04/07/2021	900	(3)	(3)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 04/01/2051		100.078	04/07/2021	900	(3)	(4)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 04/01/2051		101.484	04/07/2021	800	(2)	(14)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 04/01/2051		101.875	04/07/2021	200	0	0
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 04/01/2051		102.078	04/07/2021	200	0	0
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 04/01/2051		102.375	04/07/2021	1,000	(4)	(26)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 05/01/2051		98.453	05/06/2021	900	(6)	(4)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 05/01/2051		99.391	05/06/2021	1,300	(8)	(9)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 05/01/2051		99.430	05/06/2021	2,400	(14)	(17)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 05/01/2051		99.891	05/06/2021	1,100	(6)	(10)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 05/01/2051		99.914	05/06/2021	1,900	(11)	(17)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 05/01/2051		100.453	05/06/2021	900	(5)	(3)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 05/01/2051		100.750	05/06/2021	3,600	(25)	(49)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 05/01/2051		101.391	05/06/2021	1,300	(6)	(1)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 05/01/2051		101.430	05/06/2021	600	(2)	(1)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 05/01/2051		101.438	05/06/2021	900	(3)	(1)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 05/01/2051		101.891	05/06/2021	1,100	(3)	(1)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 05/01/2051		101.914	05/06/2021	600	(2)	0
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 05/01/2051		102.250	05/06/2021	200	(1)	0
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 06/01/2051		98.531	06/07/2021	2,200	(14)	(17)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 06/01/2051		100.531	06/07/2021	2,200	(11)	(10)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 05/01/2051		101.789	05/06/2021	3,100	(13)	(13)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 06/01/2051		101.391	06/07/2021	1,000	(5)	(6)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 06/01/2051		103.391	06/07/2021	1,000	(4)	(2)
	Put - OTC Uniform Mortgage-Backed Security, TBA 3.000% due 05/01/2051		103.984	05/06/2021	1,200	(4)	(3)
	Put - OTC Uniform Mortgage-Backed Security, TBA 3.000% due 05/01/2051		104.262	05/06/2021	800	(2)	(3)

						$(285)	$(414)

Total Written Options						$(3,636)	$(3,296)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(2)

Counterparty	Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(3)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(4)
								Asset	Liability
BOA	ABX.HE.AAA.6-2 Index	0.110%	Monthly	05/25/2046	$16,655	$(3,523)	$2,998	$0	$(525)

TOTAL RETURN SWAPS ON EQUITY INDICES

Counterparty	Pay/ Receive(5)	Underlying Reference	# of Units	Financing Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
FAR	Receive	ERAUSLT Index	583,926	0.319% (1-Month USD-LIBOR plus a specified spread)	Monthly	07/07/2021	$244,653	$0	$(61)	$0	$(61)
	Receive	ERAUSLT Index	223,447	0.329% (1-Month USD-LIBOR plus a specified spread)	Monthly	08/25/2021	93,620	0	(24)	0	(24)
	Receive	ERAUSLT Index	220,384	0.416% (1-Month USD-LIBOR plus a specified spread)	Maturity	03/09/2022	87,300	0	4,986	4,986	0

JPM	Receive	ERAUSLT Index	336,003	0.328% (1-Month USD-LIBOR plus a specified spread)	Monthly	05/12/2021	141,219	0	(459)	0	(459)
	Receive	ERAUSLT Index	170,804	0.279% (1-Month USD-LIBOR plus a specified spread)	Monthly	05/26/2021	71,564	0	(16)	0	(16)
	Receive	ERAUSLT Index	543,766	0.325% (1-Month USD-LIBOR plus a specified spread)	Monthly	09/15/2021	228,575	0	(803)	0	(803)
	Receive	ERAUSLT Index	636,770	0.321% (1-Month USD-LIBOR plus a specified spread)	Maturity	11/23/2021	217,597	0	48,924	48,924	0

56	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

March 31, 2021

Counterparty	Pay/ Receive(5)	Underlying Reference	# of Units	Financing Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability

UAG	Receive	ERAUSLT Index	447,417	0.319% (1-Month USD-LIBOR plus a specified spread)	Monthly	08/25/2021	$187,459	$0	$(46)	$0	$(46)
	Receive	ERAUSLT Index	739,654	0.326% (1-Month USD-LIBOR plus a specified spread)	Maturity	11/04/2021	237,177	0	72,317	72,317	0

								$0	$124,818	$126,227	$(1,409)

Total Swap Agreements								$(3,523)	$127,816	$126,227	$(1,934)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of March 31, 2021:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(6)
BOA	$1,621	$0	$0	$1,621	$(963)	$(6)	$(525)	$(1,494)	$127	$(170)	$(43)
BPS	159	0	0	159	(4)	(6)	0	(10)	149	0	149
BRC	18	720	0	738	(5)	(247)	0	(252)	486	(430)	56
CBK	474	0	0	474	(48)	0	0	(48)	426	(300)	126
DUB	0	0	0	0	0	(5)	0	(5)	(5)	(8)	(13)
FAR	0	0	4,986	4,986	0	(57)	(85)	(142)	4,844	(28,910)	(24,066)
FBF	0	0	0	0	0	(5)	0	(5)	(5)	0	(5)
GLM	2	0	0	2	(8)	(523)	0	(531)	(529)	615	86
GSC	0	0	0	0	0	(72)	0	(72)	(72)	0	(72)
GST	0	0	0	0	0	(10)	0	(10)	(10)	0	(10)
HUS	896	0	0	896	(185)	0	0	(185)	711	(640)	71
JPM	742	0	48,924	49,666	(63)	(288)	(1,278)	(1,629)	48,037	(70,123)	(22,086)
MYC	0	0	0	0	0	0	0	0	0	(2,162)	(2,162)
MYI	566	0	0	566	(424)	(533)	0	(957)	(391)	499	108
NGF	0	1,293	0	1,293	0	(1,374)	0	(1,374)	(81)	0	(81)
SCX	743	0	0	743	(176)	0	0	(176)	567	(820)	(253)
SOG	2,771	0	0	2,771	0	0	0	0	2,771	(2,570)	201
TOR	5	0	0	5	(253)	0	0	(253)	(248)	258	10
UAG	14	167	72,317	72,498	(14)	(170)	(46)	(230)	72,268	(86,424)	(14,156)

Total Over the Counter	$8,011	$2,180	$126,227	$136,418	$(2,143)	$(3,296)	$(1,934)	$(7,373)

(n)

Securities with an aggregate market value of $1,374 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of March 31, 2021.

(1)	Notional Amount represents the number of contracts.
(2)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)

Receive represents that the Fund receives payments for any positive net return on the underlying reference. The Fund makes payments for any negative net return on such underlying reference. Pay represents that the Fund receives payments for any negative net return on the underlying reference. The Fund makes payments for any positive net return on such underlying reference.

(6)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2021	57

Schedule of Investments	PIMCO RAE PLUS Fund	(Cont.)

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2021:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$1,064	$1,064
Swap Agreements	0	387	0	0	2,183	2,570

	$0	$387	$0	$0	$3,247	$3,634

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$8,011	$0	$8,011
Purchased Options	0	0	0	167	2,013	2,180
Swap Agreements	0	0	126,227	0	0	126,227

	$0	$0	$126,227	$8,178	$2,013	$136,418

	$0	$387	$126,227	$8,178	$5,260	$140,052

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$146	$146
Swap Agreements	0	0	0	0	2,458	2,458

	$0	$0	$0	$0	$2,604	$2,604

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$2,143	$0	$2,143
Written Options	0	50	0	1,226	2,020	3,296
Swap Agreements	0	525	1,409	0	0	1,934

	$0	$575	$1,409	$3,369	$2,020	$7,373

	$0	$575	$1,409	$3,369	$4,624	$9,977

The effect of Financial Derivative Instruments on the Statements of Operations for the year ended March 31, 2021:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$(214)	$(214)
Written Options	0	0	0	0	367	367
Futures	0	0	0	0	18,003	18,003
Swap Agreements	0	241	0	0	(42,532)	(42,291)

	$0	$241	$0	$0	$(24,376)	$(24,135)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(19,643)	$0	$(19,643)
Purchased Options	0	0	0	(82)	37,251	37,169
Written Options	0	421	0	82	(24,625)	(24,122)
Swap Agreements	0	877	357,709	0	2	358,588

	$0	$1,298	$357,709	$(19,643)	$12,628	$351,992

	$0	$1,539	$357,709	$(19,643)	$(11,748)	$327,857

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$(43)	$(43)
Futures	0	0	0	0	14,854	14,854
Swap Agreements	0	581	0	0	31,788	32,369

	$0	$581	$0	$0	$46,599	$47,180

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$13,572	$0	$13,572
Purchased Options	0	0	0	82	(36,030)	(35,948)
Written Options	0	155	0	226	45,151	45,532
Swap Agreements	0	(26)	311,565	0	0	311,539

	$0	$129	$311,565	$13,880	$9,121	$334,695

	$0	$710	$311,565	$13,880	$55,720	$381,875

58	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

March 31, 2021

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2021 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2021
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$0	$95,548	$0	$95,548
Industrials	0	20,396	0	20,396
Utilities	0	8,328	0	8,328
Municipal Bonds & Notes
Illinois	0	181	0	181
U.S. Government Agencies	0	94,240	0	94,240
U.S. Treasury Obligations	0	477,532	0	477,532
Non-Agency Mortgage-Backed Securities	0	123,807	0	123,807
Asset-Backed Securities	0	166,291	3,168	169,459
Sovereign Issues	0	88,821	0	88,821
Preferred Securities
Banking & Finance	0	5,923	0	5,923
Short-Term Instruments
Repurchase Agreements	0	121,324	0	121,324
Argentina Treasury Bills	0	408	0	408
Israel Treasury Bills	0	2,782	0	2,782
U.S. Treasury Bills	0	8,600	0	8,600

	$0	$1,214,181	$3,168	$1,217,349

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$536,594	$0	$0	$536,594

Total Investments	$536,594	$1,214,181	$3,168	$1,753,943

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2021
Short Sales, at Value - Liabilities
Sovereign Issues	$0	$(9,837)	$0	$(9,837)
U.S. Government Agencies	0	(2,439)	0	(2,439)

	$0	$(12,276)	$0	$(12,276)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	1,064	2,570	0	3,634
Over the counter	0	136,418	0	136,418

	$1,064	$138,988	$0	$140,052

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(146)	(2,458)	0	(2,604)
Over the counter	0	(7,373)	0	(7,373)

	$(146)	$(9,831)	$0	$(9,977)

Total Financial Derivative Instruments	$918	$129,157	$0	$130,075

Totals	$537,512	$1,331,062	$3,168	$1,871,742

There were no significant transfers into or out of Level 3 during the period ended March 31, 2021.

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2021	59

Schedule of Investments	PIMCO RAE PLUS EMG Fund

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

		PRINCIPAL AMOUNT (000S)		MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 67.8%

CORPORATE BONDS & NOTES 7.2%

BANKING & FINANCE 4.2%

AerCap Ireland Capital DAC
4.125% due 07/03/2023		$2,100	$	2,229

Aviation Capital Group LLC
4.125% due 08/01/2025		500		533
5.500% due 12/15/2024		500		560

Barclays Bank PLC
7.625% due 11/21/2022 (g)		760		834

Barclays PLC
7.125% due 06/15/2025 •(f)(g)	GBP	2,645		4,115

Deutsche Bank AG
1.420% (US0003M + 1.230%) due 02/27/2023 ~		$5,912		5,957
3.547% due 09/18/2031 •		1,867		1,930

Fairfax Financial Holdings Ltd.
2.750% due 03/29/2028	EUR	1,478		1,881

Ford Motor Credit Co. LLC
0.000% due 12/07/2022 •		2,489		2,866
1.276% (US0003M + 1.080%) due 08/03/2022 ~		$856		848
1.429% (US0003M + 1.235%) due 02/15/2023 ~		200		198

GSPA Monetization Trust
6.422% due 10/09/2029		724		784

HSBC Holdings PLC
6.000% due 05/22/2027 •(f)(g)		200		220
6.500% due 03/23/2028 •(f)(g)		400		449

Intesa Sanpaolo SpA
7.750% due 01/11/2027 •(f)(g)	EUR	700		1,008

Lloyds Banking Group PLC
7.500% due 09/27/2025 •(f)(g)		$1,945		2,227
7.625% due 06/27/2023 •(f)(g)	GBP	332		500

Nissan Motor Acceptance Corp.
0.883% due 09/28/2022 •		$311		311
2.600% due 09/28/2022		389		399
2.650% due 07/13/2022		933		953

Standard Chartered PLC
1.456% due 01/14/2027 •		1,900		1,857

UBS Group AG
4.375% due 02/10/2031 •(f)(g)		400		396
5.750% due 02/19/2022 •(f)(g)	EUR	200		244

UniCredit SpA
6.572% due 01/14/2022		$4,123		4,299

WPC Eurobond BV
2.250% due 04/09/2026	EUR	4,278		5,467

				41,065

INDUSTRIALS 2.2%

Aker BP ASA
2.875% due 01/15/2026		$300		310

BAT Capital Corp.
3.222% due 08/15/2024		156		166

Boeing Co.
2.750% due 02/01/2026		600		618

Broadcom, Inc.
2.450% due 02/15/2031		700		661
3.500% due 02/15/2041		400		384
3.750% due 02/15/2051		200		192

Cheniere Corpus Christi Holdings LLC
3.700% due 11/15/2029		600		634

DAE Funding LLC
1.625% due 02/15/2024		1,300		1,298

Expedia Group, Inc.
6.250% due 05/01/2025		396		458

Fairstone Financial, Inc.
7.875% due 07/15/2024		1,002		1,055

IHO Verwaltungs GmbH (3.625% Cash or 4.375% PIK)
3.625% due 05/15/2025 (b)	EUR	4,123		4,929

		PRINCIPAL AMOUNT (000S)		MARKET VALUE (000S)

INEOS Finance PLC
2.125% due 11/15/2025	EUR	3,890	$	4,522

Kraft Heinz Foods Co.
5.000% due 07/15/2035		$78		90

MPLX LP
2.650% due 08/15/2030		800		785

Nissan Motor Co. Ltd.
3.043% due 09/15/2023		700		733
3.522% due 09/17/2025		933		989
4.345% due 09/17/2027		1,789		1,947
4.810% due 09/17/2030		800		878

Perrigo Finance Unlimited Co.
3.150% due 06/15/2030		700		688

				21,337

UTILITIES 0.8%

Pacific Gas & Electric Co.
1.573% (US0003M + 1.375%) due 11/15/2021 ~		3,700		3,707
4.550% due 07/01/2030		700		760

Petrobras Global Finance BV
5.093% due 01/15/2030		907		944

Rio Oil Finance Trust
8.200% due 04/06/2028		1,282		1,465

Sprint Communications, Inc.
6.000% due 11/15/2022		700		750

				7,626

Total Corporate Bonds & Notes (Cost $67,065)				70,028

MUNICIPAL BONDS & NOTES 0.7%

CALIFORNIA 0.3%

Pasadena Public Financing Authority, California Revenue Bonds, (BABs), Series 2010
7.148% due 03/01/2043		2,255		3,292

ILLINOIS 0.0%

Chicago, Illinois General Obligation Bonds, Series 2015
7.750% due 01/01/2042		80		89

NEBRASKA 0.0%

Public Power Generation Agency, Nebraska Revenue Bonds, (BABs), Series 2009
7.242% due 01/01/2041		70		99

TEXAS 0.1%

Texas Public Finance Authority Revenue Notes, Series 2014
8.250% due 07/01/2024		935		939

WASHINGTON 0.3%

Washington State Convention Center Public Facilities District Revenue Bonds, (BABs), Series 2010
6.790% due 07/01/2040		1,865		2,367

Total Municipal Bonds & Notes (Cost $5,203)				6,786

U.S. GOVERNMENT AGENCIES 3.8%

Fannie Mae
0.459% due 07/25/2037 •		19		19
0.489% due 07/25/2037 •		33		34
0.509% due 09/25/2035 •		68		69
0.829% due 06/25/2037 •		234		234
2.251% due 01/25/2031 ~(a)		2,351		343
2.310% due 08/01/2022		301		306

Freddie Mac
0.656% due 07/15/2041 •		171		173
0.806% due 08/15/2037 •		194		199

	PRINCIPAL AMOUNT (000S)		MARKET VALUE (000S)
0.816% due 10/15/2037 •	$31	$	31
0.826% due 05/15/2037 - 09/15/2037 •	220		225
3.500% due 05/01/2049	1,257		1,354
4.000% due 07/01/2047 - 03/01/2049	719		777
5.000% due 07/01/2023 - 11/01/2029	136		152

Ginnie Mae
0.465% due 08/20/2047 •	980		974
3.500% due 02/15/2045	67		73
5.000% due 08/15/2033 - 04/15/2042	3,134		3,638

Ginnie Mae, TBA
5.000% due 04/01/2051	10,000		10,949

Small Business Administration
6.220% due 12/01/2028	9		10

Uniform Mortgage-Backed Security
4.500% due 11/01/2023 - 06/01/2030	414		453
5.000% due 07/01/2023 - 12/01/2029	367		406
5.500% due 09/01/2025 - 10/01/2035	115		131
6.000% due 11/01/2021 - 09/01/2028	84		95

Uniform Mortgage-Backed Security, TBA
2.000% due 06/01/2051	11,439		11,374
3.000% due 05/01/2036	500		528
4.000% due 05/01/2036	2,000		2,129
5.000% due 05/01/2051	2,000		2,217

Total U.S. Government Agencies (Cost $36,315)			36,893

U.S. TREASURY OBLIGATIONS 38.1%

U.S. Treasury Bonds
1.375% due 11/15/2040	7,900		6,722
3.000% due 08/15/2048	622		699
3.000% due 02/15/2049	31,350		35,232
4.625% due 02/15/2040	6,301		8,693

U.S. Treasury Inflation Protected Securities (e)
0.125% due 02/15/2051	8,840		8,901
0.250% due 02/15/2050	1,831		1,917
0.625% due 02/15/2043	1,150		1,302
0.750% due 02/15/2045	1,222		1,416
1.000% due 02/15/2046	5,753		7,059
1.000% due 02/15/2049	1,143		1,434
1.375% due 02/15/2044	1,010		1,322

U.S. Treasury Notes
2.125% due 08/15/2021 (k)	300		302
2.625% due 02/15/2029 (i)(k)	273,864		296,292

Total U.S. Treasury Obligations (Cost $344,539)			371,291

NON-AGENCY MORTGAGE-BACKED SECURITIES 5.1%

American Home Mortgage Assets Trust
6.750% due 11/25/2046 þ	597		575

Banc of America Funding Trust
0.571% due 02/20/2047 •	2,326		2,369
3.113% due 02/20/2035 ~	38		41

Banc of America Mortgage Trust
3.299% due 06/25/2035 ~	27		26

Bear Stearns ALT-A Trust
0.429% due 08/25/2036 •	1,553		1,481

Citigroup Mortgage Loan Trust
2.520% due 03/25/2036 ^•	153		153

Countrywide Alternative Loan Trust
0.279% due 05/25/2047 •	540		513
0.349% due 12/25/2046 •	5,330		5,168
0.509% due 05/25/2036 •	323		287

Countrywide Home Loan Mortgage Pass-Through Trust
2.109% due 02/20/2036 ^•	11		11
6.000% due 07/25/2036	1,154		885
6.500% due 12/25/2037	1,376		880

60	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

March 31, 2021

		PRINCIPAL AMOUNT (000S)		MARKET VALUE (000S)

Credit Suisse Mortgage Capital Certificates
0.630% due 11/30/2037 ~		$4,512	$	4,232

Credit Suisse Mortgage Capital Mortgage-Backed Trust
6.421% due 10/25/2037 ~		1,016		863

Deutsche ALT-A Securities, Inc. Mortgage Loan Trust
0.269% due 01/25/2047 •		447		489

Downey Savings & Loan Association Mortgage Loan Trust
0.930% due 09/19/2044 •		131		129

First Horizon Mortgage Pass-Through Trust
2.978% due 10/25/2035 ^~		394		397

GSR Mortgage Loan Trust
2.841% due 09/25/2035 ~		37		37

HarborView Mortgage Loan Trust
0.610% due 01/19/2036 •		2,115		1,533
0.791% due 06/20/2035 •		489		481

HomeBanc Mortgage Trust
0.729% due 03/25/2035 •		779		716

Impac CMB Trust
0.749% due 03/25/2035 •		563		574

IndyMac Mortgage Loan Trust
0.629% due 06/25/2035 •		143		133

JP Morgan Mortgage Trust
3.163% due 08/25/2035 ^~		117		111
5.750% due 01/25/2036 ^		13		9

Lehman Mortgage Trust
0.759% due 11/25/2036 •		1,395		805

Lehman XS Trust
0.334% due 08/25/2046 •		2,279		2,244

Merrill Lynch Mortgage Investors Trust
3.199% due 09/25/2035 ^~		138		129

Morgan Stanley Mortgage Loan Trust
3.014% due 07/25/2035 ~		352		343
6.315% due 06/25/2036 þ		3,276		1,312

Prime Mortgage Trust
6.000% due 06/25/2036 ^		435		429

Residential Accredit Loans, Inc. Trust
0.469% due 09/25/2036 •		1,602		1,539
0.609% due 08/25/2035 ^•		2,139		1,544
3.990% due 12/25/2035 ^~		1,720		1,590
4.361% due 09/25/2035 ^~		137		119

Residential Asset Securitization Trust
6.000% due 03/25/2037 ^		3,042		1,753

RESIMAC Bastille Trust
0.953% due 12/05/2059 •		580		581

Sequoia Mortgage Trust
0.671% due 07/20/2034 •		736		740

Structured Adjustable Rate Mortgage Loan Trust
2.409% due 12/25/2037 ^•		2,015		2,028

Taurus UK DAC
0.000% due 05/17/2031 •	GBP	600		829

WaMu Mortgage Pass-Through Certificates Trust
0.689% due 12/25/2045 •		$428		408
1.269% due 11/25/2045 •		2,873		2,846
1.957% due 10/25/2046 •		2,955		2,874
1.957% due 11/25/2046 •		1,973		1,942
2.644% due 01/25/2037 ^~		236		210
3.173% due 12/25/2036 ^~		133		129
3.177% due 06/25/2037 ^~		1,427		1,392
3.424% due 02/25/2037 ^~		782		783

Washington Mutual Mortgage Pass-Through Certificates Trust
4.181% due 09/25/2036 þ		2,551		1,078

Total Non-Agency Mortgage-Backed Securities (Cost $47,181)				49,740

ASSET-BACKED SECURITIES 11.2%

Aqueduct European CLO DAC
0.640% due 07/20/2030 •	EUR	2,600		3,049

Argent Securities Trust
0.259% due 07/25/2036 •		$2,304		2,121

Bear Stearns Asset-Backed Securities Trust
0.269% due 08/25/2036 •		712		685

		PRINCIPAL AMOUNT (000S)		MARKET VALUE (000S)

BlueMountain Fuji EUR CLO DAC
0.650% due 07/15/2030 •	EUR	2,900	$	3,404

Cairn CLO BV
0.600% due 04/30/2031 •		1,500		1,759

Carrington Mortgage Loan Trust
0.859% due 10/25/2035 •		$5,477		5,360

Citigroup Mortgage Loan Trust
7.250% due 05/25/2036 þ		1,282		907

Citigroup Mortgage Loan Trust, Inc.
0.529% due 08/25/2036 •		10,113		9,878

Countrywide Asset-Backed Certificates
0.349% due 04/25/2037 •		1,070		982
0.689% due 08/25/2036 •		57		57
6.367% due 09/25/2046 þ		6,689		5,634

Countrywide Asset-Backed Certificates Trust
1.069% due 02/25/2036 •		10,891		10,715

CVC Cordatus Loan Fund DAC
0.630% due 09/15/2031 •	EUR	1,200		1,421

Fremont Home Loan Trust
0.244% due 10/25/2036 •		$1,819		1,672
0.249% due 01/25/2037 •		2,542		1,691

GSAA Home Equity Trust
0.309% due 03/25/2037 •		5,517		2,341
5.995% due 03/25/2046 ^~		5,614		3,268

GSAMP Trust
0.239% due 12/25/2046 •		5,109		3,436

GSRPM Mortgage Loan Trust
1.009% due 03/25/2035 •		3,189		3,201

Harvest CLO DAC
0.640% due 10/15/2031 •	EUR	1,100		1,289

Invesco Euro CLO DAC
0.650% due 07/15/2031 •		500		586

IXIS Real Estate Capital Trust
0.509% due 03/25/2036 ^•		$743		482

Long Beach Mortgage Loan Trust
0.269% due 12/25/2036 •		1,669		1,308

Man GLG Euro CLO DAC
0.680% due 10/15/2030 •	EUR	600		704

MASTR Specialized Loan Trust
0.859% due 11/25/2035 •		$2,878		2,873

Morgan Stanley ABS Capital, Inc. Trust
0.189% due 11/25/2036 •		1,658		1,218
0.289% due 03/25/2037 •		3,731		2,078

New Century Home Equity Loan Trust
0.889% due 03/25/2035 •		1,047		1,022

Option One Mortgage Loan Trust
0.249% due 01/25/2037 •		1,952		1,378
0.249% due 03/25/2037 •		2,189		2,044
0.329% due 04/25/2037 •		1,381		1,113
0.329% due 05/25/2037 •		1,837		1,358

Renaissance Home Equity Loan Trust
5.586% due 11/25/2036 þ		4,844		2,612

Residential Asset Mortgage Products Trust
1.359% due 10/25/2034 •		4,682		4,515

Residential Asset Securities Corp. Trust
0.769% due 12/25/2035 •		6,057		5,877

Securitized Asset-Backed Receivables LLC Trust
0.589% due 07/25/2036 •		1,182		684

Sound Point CLO Ltd.
1.161% due 01/23/2029 •		3,300		3,298

Soundview Home Loan Trust
0.279% due 08/25/2037 •		3,233		3,002
0.309% due 06/25/2037 •		3,161		2,620
1.409% due 10/25/2037 •		4,083		3,506

Specialty Underwriting & Residential Finance Trust
0.259% due 09/25/2037 •		1,251		1,045

St Paul’s CLO DAC
0.850% due 04/25/2030 •	EUR	400		470

Venture CLO Ltd.
1.231% due 07/20/2030 •		$2,000		1,998

Washington Mutual Asset-Backed Certificates Trust
0.169% due 11/25/2036 •		2,826		1,158

Total Asset-Backed Securities (Cost $108,764)				109,819

		PRINCIPAL AMOUNT (000S)		MARKET VALUE (000S)
SOVEREIGN ISSUES 0.8%

Argentina Government International Bond
0.125% due 07/09/2030 þ		$1,681	$	553
0.125% due 07/09/2035 þ		1,103		319

Autonomous City of Buenos Aires
39.106% (BADLARPP + 5.000%) due 01/23/2022 ~	ARS	6,480		44

Brazil Government International Bond
4.750% due 01/14/2050		$1,788		1,628

Israel Government International Bond
0.050% (MAKA5DAY) due 11/30/2021 ~	ILS	7,300		2,184
4.125% due 01/17/2048		$778		897

Provincia de Buenos Aires
37.932% due 05/31/2022	ARS	8,899		58

Saudi Government International Bond
3.450% due 02/02/2061		$2,000		1,845

Total Sovereign Issues (Cost $7,975)				7,528

		SHARES
PREFERRED SECURITIES 0.2%

BANKING & FINANCE 0.2%

JPMorgan Chase & Co.
3.682% (US0003M + 3.470%) due 04/30/2021 ~(f)		1,591,000		1,592

Stichting AK Rabobank Certificaten
6.500% due 12/29/2049 (f)		449,450		684

Total Preferred Securities (Cost $2,115)				2,276

		PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 0.7%

ARGENTINA TREASURY BILLS 0.1%
21.951% due 06/30/2021 - 09/13/2021 (c)(d)	ARS	74,645		513

ISRAEL TREASURY BILLS 0.6%
(0.029)% due 11/30/2021 - 02/02/2022 (c)(d)	ILS	18,800		5,626

Total Short-Term Instruments (Cost $6,257)				6,139

Total Investments in Securities (Cost $625,414)				660,500

		SHARES
INVESTMENTS IN AFFILIATES 34.5%

SHORT-TERM INSTRUMENTS 34.5%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 34.5%

PIMCO Short-Term Floating NAV Portfolio III		34,108,617		336,311

Total Short-Term Instruments (Cost $336,322)				336,311

Total Investments in Affiliates (Cost $336,322)				336,311

Total Investments 102.3% (Cost $961,736)			$	996,811

Financial Derivative Instruments (h)(j) 8.3% (Cost or Premiums, net $(15,202))				81,150

Other Assets and Liabilities, net (10.6)%				(103,218)

Net Assets 100.0%			$	974,743

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2021	61

Schedule of Investments	PIMCO RAE PLUS EMG Fund	(Cont.)

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
(a)	Security is an Interest Only (“IO”) or IO Strip.
(b)	Payment in-kind security.
(c)	Coupon represents a weighted average yield to maturity.
(d)	Zero coupon security.
(e)	Principal amount of security is adjusted for inflation.
(f)	Perpetual maturity; date shown, if applicable, represents next contractual call date.
(g)	Contingent convertible security.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

SHORT SALES:

Description	Coupon	Maturity Date	Principal Amount		Proceeds	Payable for Short Sales(1)
Sovereign Issues (1.6)%
Canada Government International Bond	2.750%	12/01/2048	CAD	16,900	$(16,025)	$(15,833)

Total Short Sales (1.6)%					$(16,025)	$(15,833)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of March 31, 2021:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Payable for Short Sales(1)	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(2)
Master Securities Forward Transaction Agreement
TDM	$0	$0	$0	$(15,833)	$(15,833)	$(350)	$(16,183)

Total Borrowings and Other Financing Transactions	$0	$0	$0	$(15,833)

(1)	Payable for short sales includes $128 of accrued interest.
(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

The average amount of borrowings outstanding during the period ended March 31, 2021 was $(146,522) at a weighted average interest rate of 0.252%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(h)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
Euro-Bund 10-Year Bond June Futures	06/2021	61	$12,252	$5	$20	$(45)

62	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

March 31, 2021

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
U.S. Treasury 2-Year Note June Futures	06/2021	2,082	$(459,553)	$412	$73	$0
U.S. Treasury 5-Year Note June Futures	06/2021	2,688	(331,695)	3,851	305	0
U.S. Treasury 10-Year Note June Futures	06/2021	129	(16,891)	413	19	0
U.S. Treasury 30-Year Bond June Futures	06/2021	107	(16,542)	616	19	0
U.S. Treasury Ultra Long-Term Bond June Futures	06/2021	346	(62,702)	3,038	124	0
United Kingdom Long Gilt June Futures	06/2021	17	(2,990)	49	12	0

				$8,379	$552	$0

Total Futures Contracts				$8,384	$572	$(45)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(1)

Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(2)		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value(3)	Variation Margin
									Asset	Liability
CDX.EM-34 5-Year Index	1.000%	Quarterly	12/20/2025	$	1,200	$(44)	$(14)	$(58)	$4	$0
CDX.EM-35 5-Year Index	1.000	Quarterly	06/20/2026		1,000	(36)	(5)	(41)	3	0
CDX.IG-36 5-Year Index	1.000	Quarterly	06/20/2026		3,700	81	7	88	5	0
iTraxx Crossover 34 5-Year Index	5.000	Quarterly	12/20/2025	EUR	4,835	608	93	701	22	0
iTraxx Crossover 35 5-Year Index	5.000	Quarterly	06/20/2026		7,000	911	74	985	48	0

						$1,520	$155	$1,675	$82	$0

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Pay(4)	1-Day GBP-SONIO Compounded-OIS	0.250%	Annual	06/16/2031	GBP	11,100	$(935)	$93	$(842)	$0	$(59)
Receive(4)	1-Day GBP-SONIO Compounded-OIS	0.500	Annual	06/16/2051		11,600	2,130	(192)	1,938	152	0
Pay	1-Year BRL-CDI	3.700	Maturity	01/03/2022	BRL	370,800	(354)	20	(334)	24	0
Pay	3-Month CAD-Bank Bill	0.636	Semi-Annual	12/21/2023	CAD	12,800	9	(59)	(50)	0	(2)
Pay	3-Month CAD-Bank Bill	0.637	Semi-Annual	12/21/2023		25,600	19	(118)	(99)	0	(5)
Pay	3-Month CAD-Bank Bill	1.700	Semi-Annual	12/18/2024		85,700	2,450	(806)	1,644	0	(24)
Pay	3-Month CAD-Bank Bill	2.750	Semi-Annual	12/18/2048		24,000	3,702	(2,777)	925	0	(132)
Receive	3-Month CAD-Bank Bill	1.390	Semi-Annual	03/18/2050		5,800	523	619	1,142	29	0
Pay	3-Month CNY-CNREPOFIX	2.688	Quarterly	03/17/2026	CNY	12,400	(7)	(1)	(8)	2	0
Pay	3-Month CNY-CNREPOFIX	2.690	Quarterly	03/17/2026		17,100	(9)	(2)	(11)	3	0
Pay	3-Month CNY-CNREPOFIX	2.700	Quarterly	03/17/2026		17,100	(8)	(2)	(10)	3	0
Pay	3-Month CNY-CNREPOFIX	2.705	Quarterly	03/17/2026		17,100	(7)	(3)	(10)	3	0
Pay	3-Month CNY-CNREPOFIX	2.770	Quarterly	03/17/2026		17,100	1	(3)	(2)	3	0
Pay	3-Month CNY-CNREPOFIX	2.810	Quarterly	03/17/2026		34,200	11	(5)	6	7	0
Pay	3-Month USD-LIBOR	0.750	Semi-Annual	12/16/2022	$	325,500	3,466	(3)	3,463	0	(40)
Pay(4)	3-Month USD-LIBOR	2.500	Semi-Annual	12/15/2023		116,100	5,181	(576)	4,605	0	(59)
Pay(4)	3-Month USD-LIBOR	0.407	Semi-Annual	07/21/2024		473,200	1,113	(4,232)	(3,119)	0	(308)
Receive	3-Month USD-LIBOR	2.928	Semi-Annual	05/31/2025		131,100	(14,085)	1,438	(12,647)	75	0
Receive	3-Month USD-LIBOR	1.250	Semi-Annual	06/17/2025		405,300	(14,228)	5,892	(8,336)	268	0
Pay	3-Month USD-LIBOR	1.000	Semi-Annual	12/16/2025		33,200	775	(645)	130	0	(31)
Pay	3-Month USD-LIBOR	0.527	Semi-Annual	03/15/2026		178,100	(330)	(4,098)	(4,428)	0	(188)
Receive(4)	3-Month USD-LIBOR	2.750	Semi-Annual	12/15/2026		82,000	(4,034)	2,101	(1,933)	71	0
Pay	3-Month USD-LIBOR	1.250	Semi-Annual	06/17/2027		273,400	8,798	(8,832)	(34)	0	(380)
Receive	3-Month USD-LIBOR	2.500	Semi-Annual	12/20/2027		77,000	(8,914)	2,760	(6,154)	102	0
Pay(4)	3-Month USD-LIBOR	0.500	Semi-Annual	06/16/2028		22,200	(1,386)	(147)	(1,533)	0	(30)
Receive	3-Month USD-LIBOR	1.625	Semi-Annual	01/06/2030		80,200	(4,098)	4,174	76	99	0
Pay	3-Month USD-LIBOR	1.250	Semi-Annual	06/17/2030		103,200	1,605	(5,486)	(3,881)	0	(128)
Receive	3-Month USD-LIBOR	1.063	Semi-Annual	03/15/2031		93,800	831	5,525	6,356	131	0
Receive(4)	3-Month USD-LIBOR	1.277	Semi-Annual	07/21/2031		101,500	(720)	6,124	5,404	105	0
Receive	3-Month USD-LIBOR	0.836	Semi-Annual	11/15/2045		9,600	170	2,424	2,594	29	0
Pay	3-Month USD-LIBOR	0.836	Semi-Annual	11/15/2045		9,600	0	(2,595)	(2,595)	0	(29)
Receive(4)	3-Month USD-LIBOR	1.250	Semi-Annual	06/16/2051		7,100	1,508	99	1,607	26	0
Pay(4)	6-Month AUD-LIBOR	2.000	Semi-Annual	06/16/2031	AUD	6,200	49	(4)	45	0	(44)
Pay(4)	6-Month EUR-EURIBOR	0.250	Annual	06/16/2031	EUR	12,200	(540)	51	(489)	0	(22)
Receive(4)	6-Month EUR-EURIBOR	0.000	Annual	06/16/2051		4,500	799	(64)	735	6	0
Pay	6-Month JPY-LIBOR	0.350	Semi-Annual	03/17/2051	JPY	975,000	(592)	93	(499)	0	(112)
Receive	UKRPI	3.334	Maturity	08/15/2025	GBP	400	(2)	7	5	0	(1)
Pay	UKRPI	3.490	Maturity	09/15/2028		1,500	104	(51)	53	2	0

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2021	63

Schedule of Investments	PIMCO RAE PLUS EMG Fund	(Cont.)

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Pay	UKRPI	3.603%	Maturity	11/15/2028	GBP	7,700	$698	$(265)	$433	$9	$0
Pay	UKRPI	3.480	Maturity	01/15/2030		24,500	942	(953)	(11)	0	(9)
Pay	UKRPI	3.415	Maturity	02/15/2030		9,300	193	(360)	(167)	0	(4)
Pay	UKRPI	3.475	Maturity	08/15/2030		400	3	(16)	(13)	0	0
Receive	UKRPI	3.397	Maturity	11/15/2030		600	6	25	31	0	0
Receive	UKRPI	3.445	Maturity	11/15/2030		1,100	2	46	48	0	0
Receive	UKRPI	3.510	Maturity	11/15/2030		600	(6)	25	19	0	0
Pay	UKRPI	3.217	Maturity	11/15/2040		1,000	(44)	(108)	(152)	0	(2)
Pay	UKRPI	3.272	Maturity	11/15/2040		800	(15)	(88)	(103)	0	(2)
Pay	UKRPI	3.273	Maturity	11/15/2040		1,100	(20)	(122)	(142)	0	(3)
Pay	UKRPI	3.340	Maturity	11/15/2040		1,000	13	(114)	(101)	0	(3)
Receive	UKRPI	3.000	Maturity	11/15/2050		400	28	90	118	2	0
Receive	UKRPI	3.051	Maturity	11/15/2050		800	22	184	206	4	0
Receive	UKRPI	3.143	Maturity	11/15/2050		400	(21)	96	75	2	0

							$(15,204)	$(841)	$(16,045)	$1,157	$(1,617)

Total Swap Agreements							$(13,684)	$(686)	$(14,370)	$1,239	$(1,617)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of March 31, 2021:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset			Market Value	Variation Margin Liability
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements	Total
Total Exchange-Traded or Centrally Cleared	$0	$572	$1,239	$1,811	$0	$(45)	$(1,617)	$ (1,662)

(i)

Securities with an aggregate market value of $15,855 and cash of $2,075 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2021. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(3)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.

(j)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BOA	04/2021	BRL	72,136		$12,661	$0	$(154)
	04/2021		$13,040	BRL	72,136	0	(224)
	04/2021		18,380	CAD	23,185	69	0
	04/2021		361	RUB	27,603	4	0
	05/2021	BRL	72,136		$13,023	229	0
	05/2021	EUR	2,810		3,374	76	0
	05/2021		$5,364	COP	19,333,785	0	(88)
	05/2021		69	RUB	5,152	0	(1)
	06/2021		8		573	0	0
	06/2021		2,198	TRY	16,556	0	(287)
	06/2021		1,198	ZAR	17,838	0	0

BPS	04/2021	GBP	322		$447	4	0
	04/2021	TRY	8,983		1,113	36	0
	04/2021		$73	TRY	540	0	(9)
	05/2021		1,187	MXN	24,784	22	0

64	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

March 31, 2021

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
	06/2021	KRW	932,572		$830	$3	$0
	08/2021	MXN	10,410		488	0	(14)

CBK	04/2021	BRL	2,636		474	6	0
	04/2021	CAD	2,593		2,057	0	(6)
	04/2021	TRY	7,575		931	22	0
	04/2021		$463	BRL	2,636	6	0
	04/2021		482	MXN	9,721	0	(7)
	04/2021		832	RUB	61,282	0	(23)
	05/2021	EUR	2,722		$3,279	84	0
	05/2021		$2,057	CAD	2,593	6	0
	05/2021		855	RUB	64,022	0	(13)
	06/2021		61		4,588	0	(1)
	06/2021		1,199	ZAR	17,838	0	(2)
	08/2021	MXN	443		$21	0	0
	11/2021	ILS	21,705		6,655	134	0
	02/2022		4,401		1,360	36	0

FBF	06/2021	TWD	12,383		451	13	0

GLM	04/2021	BRL	3,286		605	21	0
	04/2021	MXN	11,815		563	0	(14)
	04/2021		$577	BRL	3,286	7	0
	04/2021		1,130	RUB	85,243	1	(6)
	05/2021		37		2,751	0	(1)
	06/2021	CNH	20,253		$3,091	22	0
	06/2021	HKD	31,757		4,091	5	0
	06/2021	SGD	1,105		820	0	(1)
	06/2021	TWD	12,361		437	0	(1)
	06/2021	ZAR	5,853		394	2	0

HUS	04/2021	BRL	52,642	EUR	7,862	0	(133)
	04/2021	CAD	20,592		$16,277	0	(110)
	04/2021	EUR	7,985	BRL	52,642	0	(12)
	04/2021	GBP	4,856		$6,761	69	(3)
	05/2021	COP	1,758,328		487	7	0
	05/2021	EUR	22,844		27,608	796	0
	05/2021		$606	EUR	498	0	(21)
	05/2021		904	RUB	67,708	0	(13)
	06/2021	KRW	909,986		$810	3	0
	06/2021		$4,839	HKD	37,567	0	(6)
	06/2021		3,874	MXN	80,777	50	0
	06/2021		15,367	SGD	20,716	27	0
	06/2021		5,490	ZAR	84,817	204	0

IND	04/2021		80	TRY	589	0	(10)

JPM	04/2021	MXN	97,003		$4,705	0	(36)
	04/2021	TRY	2,143		292	35	0
	06/2021	TWD	432,599		15,783	466	0
	06/2021		$3,840	CNY	25,020	0	(51)
	06/2021		1,770	KRW	2,011,216	14	0
	06/2021		113	ZAR	1,732	3	0
	10/2021		4,611	MXN	97,003	38	0

MYI	04/2021	BRL	52,642	EUR	7,754	0	(259)
	04/2021	EUR	7,862	BRL	52,642	132	0
	04/2021		$1,145	JPY	126,227	0	(5)
	05/2021	AUD	169		$129	0	0
	05/2021	EUR	7,740	BRL	52,642	254	0
	05/2021	JPY	126,227		$1,145	5	0
	06/2021	CNH	4,367		665	3	0

RYL	04/2021		$491	TRY	3,740	0	(40)

SCX	04/2021	BRL	72,588		$13,460	564	0
	04/2021	GBP	177		247	3	0
	04/2021	TRY	4,103		504	11	0
	04/2021		$12,741	BRL	72,588	155	0
	04/2021		7,367	GBP	5,355	15	0
	05/2021	GBP	5,355		$7,368	0	(15)
	06/2021	INR	170,633		2,295	2	(13)
	06/2021		$5,395	IDR	78,536,757	0	(57)
	06/2021		1,175	TWD	32,939	0	(9)

SOG	04/2021	JPY	126,227		$1,195	55	0
	04/2021	TRY	55		7	1	0

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2021	65

Schedule of Investments	PIMCO RAE PLUS EMG Fund	(Cont.)

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
	06/2021		$3,780	INR	278,635	$0	$(15)
	06/2021		514	TWD	14,369	0	(5)
	06/2021	ZAR	6,268		$415	0	(6)

TOR	04/2021	CAD	31,636		24,991	0	(183)
	04/2021		$25,171	CAD	31,636	3	0
	05/2021	CAD	31,636		$25,172	0	(4)

UAG	04/2021	BRL	6,375		1,119	0	(14)
	04/2021		$1,146	BRL	6,375	0	(13)
	04/2021		4,844	MXN	99,097	0	0
	04/2021		389	RUB	29,619	2	0
	05/2021	EUR	1,497		$1,773	16	0
	05/2021		$38	RUB	2,833	0	(1)
	06/2021	HKD	4,494		$579	1	0
	06/2021	IDR	7,132,608		492	7	0
	06/2021	INR	92,707		1,247	0	(6)

Total Forward Foreign Currency Contracts						$3,749	$(1,892)

PURCHASED OPTIONS:

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount(1)	Cost	Market Value
UAG	Call - OTC USD versus TWD	TWD	28.490	01/25/2022	11,179	$68	$134

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Cost	Market Value
BRC	Call - OTC 2-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	0.350%	11/01/2021	173,200	$407	$561

NGF	Put - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.850	03/18/2024	71,500	686	770

							$1,093	$1,331

Total Purchased Options							$1,161	$1,465

WRITTEN OPTIONS:

CREDIT DEFAULT SWAPTIONS ON CREDIT INDICES

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
BOA	Put - OTC CDX.HY-36 5-Year Index	Sell	100.000%	06/16/2021	400	$(1)	$(1)
	Call - OTC CDX.IG-35 5-Year Index	Buy	0.450	04/21/2021	1,700	(1)	0
	Put - OTC CDX.IG-35 5-Year Index	Sell	0.800	05/19/2021	1,800	(2)	0
	Put - OTC CDX.IG-35 5-Year Index	Sell	0.850	05/19/2021	1,700	(2)	0
	Put - OTC CDX.IG-35 5-Year Index	Sell	0.900	05/19/2021	3,200	(4)	(1)
	Put - OTC CDX.IG-35 5-Year Index	Sell	1.050	05/19/2021	400	0	0
	Put - OTC CDX.IG-35 5-Year Index	Sell	0.800	06/16/2021	1,900	(2)	(1)
	Put - OTC CDX.IG-35 5-Year Index	Sell	0.900	06/16/2021	1,500	(2)	(1)
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.750	04/21/2021	800	(1)	0
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.800	04/21/2021	800	(1)	0
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.800	06/16/2021	700	(1)	0

BPS	Put - OTC CDX.HY-35 5-Year Index	Sell	100.000	07/21/2021	300	(2)	(1)
	Call - OTC CDX.IG-35 5-Year Index	Buy	0.450	04/21/2021	3,400	(2)	(1)
	Put - OTC CDX.IG-35 5-Year Index	Sell	0.800	04/21/2021	1,600	(1)	0
	Put - OTC CDX.IG-35 5-Year Index	Sell	0.850	04/21/2021	3,900	(3)	0
	Put - OTC CDX.IG-35 5-Year Index	Sell	0.950	04/21/2021	1,700	(1)	0
	Put - OTC CDX.IG-35 5-Year Index	Sell	1.000	04/21/2021	400	0	0
	Put - OTC CDX.IG-35 5-Year Index	Sell	0.900	05/19/2021	1,600	(2)	0
	Call - OTC iTraxx Europe 34 5-Year Index	Buy	0.375	04/21/2021	1,400	(1)	0
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.750	04/21/2021	1,400	(2)	0
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.800	04/21/2021	2,700	(3)	0
	Call - OTC iTraxx Europe 34 5-Year Index	Buy	0.400	05/19/2021	2,100	(1)	(1)
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.700	05/19/2021	2,100	(2)	(1)

BRC	Call - OTC iTraxx Europe 34 5-Year Index	Buy	0.375	04/21/2021	3,100	(1)	0
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.750	04/21/2021	4,700	(8)	0
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.800	04/21/2021	6,200	(9)	(1)

66	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

March 31, 2021

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.700%	05/19/2021	4,300	$(5)	$(1)
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.750	05/19/2021	1,400	(1)	0
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.800	05/19/2021	1,600	(2)	0
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.900	05/19/2021	800	(1)	0
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.800	06/16/2021	2,700	(3)	(1)
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.850	06/16/2021	1,600	(2)	(1)
	Call - OTC iTraxx Europe 34 5-Year Index	Buy	0.400	07/21/2021	2,500	(1)	(2)
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.750	07/21/2021	2,500	(3)	(2)

CBK	Put - OTC CDX.HY-35 5-Year Index	Sell	100.000	04/21/2021	400	(2)	0
	Put - OTC CDX.IG-35 5-Year Index	Sell	0.800	05/19/2021	1,500	(1)	0

DBL	Call - OTC CDX.IG-35 5-Year Index	Buy	0.450	04/21/2021	1,200	(1)	0

DUB	Put - OTC CDX.IG-35 5-Year Index	Sell	1.000	04/21/2021	600	(1)	0
	Put - OTC CDX.IG-35 5-Year Index	Sell	0.750	05/19/2021	2,200	(2)	(1)
	Put - OTC CDX.IG-35 5-Year Index	Sell	0.900	06/16/2021	1,100	(1)	0
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.750	04/21/2021	2,300	(3)	0
	Call - OTC iTraxx Europe 34 5-Year Index	Buy	0.400	05/19/2021	2,300	(1)	(1)
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.700	05/19/2021	2,300	(2)	(1)
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.750	05/19/2021	1,200	(1)	0
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.800	05/19/2021	1,100	(2)	0
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.850	06/16/2021	1,100	(1)	(1)

FBF	Put - OTC CDX.HY-35 5-Year Index	Sell	100.000	06/16/2021	300	(1)	(1)
	Put - OTC CDX.IG-35 5-Year Index	Sell	0.800	04/21/2021	1,700	(2)	0
	Call - OTC CDX.IG-35 5-Year Index	Buy	0.450	06/16/2021	1,500	(1)	(1)
	Put - OTC CDX.IG-35 5-Year Index	Sell	0.800	06/16/2021	1,500	(2)	(1)
	Put - OTC CDX.IG-36 5-Year Index	Sell	0.850	06/16/2021	1,600	(2)	(1)

GST	Put - OTC CDX.HY-35 5-Year Index	Sell	102.000	06/16/2021	300	(1)	(1)
	Call - OTC CDX.IG-35 5-Year Index	Buy	0.450	04/21/2021	1,700	(1)	0
	Put - OTC CDX.IG-35 5-Year Index	Sell	0.800	04/21/2021	800	(1)	0
	Put - OTC CDX.IG-35 5-Year Index	Sell	0.850	04/21/2021	3,800	(4)	0
	Put - OTC CDX.IG-35 5-Year Index	Sell	0.750	05/19/2021	3,100	(3)	(1)
	Put - OTC CDX.IG-35 5-Year Index	Sell	0.900	05/19/2021	1,600	(2)	0
	Put - OTC CDX.IG-35 5-Year Index	Sell	0.950	05/19/2021	1,600	(2)	0
	Put - OTC CDX.IG-35 5-Year Index	Sell	1.050	05/19/2021	800	(1)	0
	Put - OTC CDX.IG-36 5-Year Index	Sell	0.850	06/16/2021	1,500	(1)	(1)
	Put - OTC CDX.IG-36 5-Year Index	Sell	0.900	07/21/2021	1,500	(2)	(1)
	Call - OTC iTraxx Europe 34 5-Year Index	Buy	0.400	05/19/2021	800	0	0
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.700	05/19/2021	800	(1)	0
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.800	05/19/2021	1,400	(1)	0
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.800	06/16/2021	1,300	(1)	(1)
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.850	06/16/2021	800	(1)	0
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.750	07/21/2021	1,300	(2)	(1)

JPM	Put - OTC CDX.HY-35 5-Year Index	Sell	103.000	05/19/2021	400	(2)	(1)
	Put - OTC CDX.IG-35 5-Year Index	Sell	0.750	05/19/2021	1,800	(2)	0
	Put - OTC CDX.IG-35 5-Year Index	Sell	0.900	05/19/2021	1,600	(2)	0
	Put - OTC CDX.IG-36 5-Year Index	Sell	0.900	07/21/2021	800	(1)	(1)

MYC	Put - OTC CDX.IG-35 5-Year Index	Sell	0.800	05/19/2021	1,500	(2)	0
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.750	04/21/2021	2,400	(3)	0
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.900	05/19/2021	700	(1)	0

						$ (136)	$ (32)

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
GLM	Put - OTC USD versus MXN	MXN	19.120	12/16/2021	11,592	$(258)	$(134)
	Call - OTC USD versus MXN		23.100	12/16/2021	11,592	(212)	(256)

MYI	Put - OTC USD versus CNH	CNH	6.400	12/16/2021	10,165	(103)	(40)
	Call - OTC USD versus CNH		7.000	12/16/2021	10,165	(103)	(75)
	Put - OTC USD versus MXN	MXN	19.000	12/09/2021	8,738	(173)	(89)
	Call - OTC USD versus MXN		23.000	12/09/2021	8,738	(173)	(195)

UAG	Call - OTC USD versus TWD	TWD	29.500	01/25/2022	22,358	(68)	(136)

						$(1,090)	$(925)

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
BRC	Call - OTC 10-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.164%	11/01/2021	32,900	$(419)	$(162)

NGF	Put - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.800	03/18/2024	143,000	(686)	(818)

							$(1,105)	$(980)

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2021	67

Schedule of Investments	PIMCO RAE PLUS EMG Fund	(Cont.)

OPTIONS ON SECURITIES

Counterparty	Description	Strike Price	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
FAR	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 04/01/2051	$101.844	04/07/2021	1,200	$(4)	$(25)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 05/01/2051	99.547	05/06/2021	900	(6)	(7)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 05/01/2051	101.547	05/06/2021	1,400	(7)	(5)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 05/01/2051	102.250	05/06/2021	900	(4)	(5)

GSC	Put - OTC Fannie Mae, TBA 3.000% due 06/01/2051	103.758	06/07/2021	400	(2)	(1)
	Put - OTC Fannie Mae, TBA 3.000% due 06/01/2051	103.895	06/07/2021	300	(1)	(1)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 04/01/2051	102.250	04/07/2021	400	(2)	(10)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 05/01/2051	102.117	05/06/2021	800	(4)	(4)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 06/01/2051	101.172	06/07/2021	2,200	(13)	(13)

JPM	Put - OTC Fannie Mae, TBA 3.000% due 06/01/2051	103.742	06/07/2021	500	(2)	(2)
	Put - OTC Fannie Mae, TBA 3.000% due 06/01/2051	103.875	06/07/2021	700	(3)	(3)
	Put - OTC Fannie Mae, TBA 3.000% due 06/01/2051	104.047	06/07/2021	700	(3)	(3)
	Put - OTC Ginnie Mae, TBA 2.000% due 05/01/2051	100.047	05/13/2021	1,200	(7)	(7)
	Put - OTC Ginnie Mae, TBA 2.500% due 04/01/2051	103.781	04/14/2021	1,600	(4)	(12)
	Put - OTC Ginnie Mae, TBA 2.500% due 04/01/2051	104.125	04/14/2021	900	(2)	(9)
	Put - OTC Ginnie Mae, TBA 2.500% due 04/01/2051	104.266	04/14/2021	1,400	(4)	(16)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 04/01/2051	99.875	04/07/2021	600	(2)	(2)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 04/01/2051	100.078	04/07/2021	600	(2)	(3)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 04/01/2051	101.484	04/07/2021	600	(1)	(10)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 04/01/2051	101.875	04/07/2021	200	(1)	0
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 04/01/2051	102.078	04/07/2021	200	(1)	0
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 04/01/2051	102.375	04/07/2021	800	(3)	(21)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 05/01/2051	98.453	05/06/2021	600	(4)	(3)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 05/01/2051	99.391	05/06/2021	700	(4)	(5)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 05/01/2051	99.430	05/06/2021	1,500	(9)	(10)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 05/01/2051	99.891	05/06/2021	700	(4)	(6)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 05/01/2051	99.914	05/06/2021	1,300	(7)	(11)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 05/01/2051	100.453	05/06/2021	600	(3)	(2)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 05/01/2051	100.750	05/06/2021	2,400	(17)	(33)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 05/01/2051	101.391	05/06/2021	700	(3)	(1)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 05/01/2051	101.430	05/06/2021	400	(1)	0
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 05/01/2051	101.438	05/06/2021	600	(2)	(1)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 05/01/2051	101.891	05/06/2021	700	(2)	0
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 05/01/2051	101.914	05/06/2021	400	(1)	0
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 06/01/2051	98.531	06/07/2021	1,300	(8)	(10)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 06/01/2051	100.531	06/07/2021	1,300	(7)	(6)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 05/01/2051	101.789	05/06/2021	1,900	(8)	(8)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 06/01/2051	101.391	06/07/2021	600	(3)	(4)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 06/01/2051	103.391	06/07/2021	600	(2)	(1)
	Put - OTC Uniform Mortgage-Backed Security, TBA 3.000% due 05/01/2051	103.984	05/06/2021	700	(2)	(2)
	Put - OTC Uniform Mortgage-Backed Security, TBA 3.000% due 05/01/2051	104.262	05/06/2021	500	(1)	(2)

					$(166)	$(264)

Total Written Options					$(2,497)	$(2,201)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(2)

Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2021(3)	Notional Amount(4)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(5)
										Asset	Liability
JPM	Hochtief AG	5.000%	Quarterly	12/20/2025	1.011%	EUR	700	$162	$(7)	$155	$0

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(2)

Counterparty	Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(4)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(5)
								Asset	Liability
BRC	ABX.HE.AAA.6-2 Index	0.110%	Monthly	05/25/2046	$1,597	$(344)	$294	$0	$(50)

68	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

March 31, 2021

TOTAL RETURN SWAPS ON EQUITY INDICES

Counterparty	Pay/ Receive(6)	Underlying Reference	# of Units	Financing Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
BPS	Receive	ERAEMLT Index	61,277	1.039% (1-Month USD-LIBOR plus a specified spread)	Monthly	09/15/2021	$219,923	$0	$(185)	$0	$(185)
	Receive	ERAEMLT Index	25,823	1.019% (1-Month USD-LIBOR plus a specified spread)	Maturity	09/22/2021	66,999	0	25,271	25,271	0
	Receive	ERAEMLT Index	29,357	1.096% (1-Month USD-LIBOR plus a specified spread)	Maturity	10/06/2021	75,199	0	29,687	29,687	0
	Receive	ERAEMLT Index	8,122	1.126% (1-Month USD-LIBOR plus a specified spread)	Maturity	10/06/2021	20,900	0	8,117	8,117	0

JPM	Receive	ERAEMLT Index	48,601	1.059% (1-Month USD-LIBOR plus a specified spread)	Monthly	06/23/2021	174,436	0	(153)	0	(153)
	Receive	ERAEMLT Index	53,660	0.976% (1-Month USD-LIBOR plus a specified spread)	Maturity	03/09/2022	189,044	0	3,295	3,295	0

MEI	Receive	ERAEMLT Index	10,245	1.077% (1-Month USD-LIBOR plus a specified spread)	Maturity	11/18/2021	26,687	0	9,954	9,954	0
	Receive	ERAEMLT Index	34,628	1.133% (1-Month USD-LIBOR plus a specified spread)	Maturity	03/02/2022	120,281	0	3,789	3,789	0

								$0	$79,775	$80,113	$(338)

Total Swap Agreements								$(182)	$80,062	$80,268	$(388)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of March 31, 2021:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(7)
BOA	$378	$0	$0	$378	$(754)	$(4)	$0	$(758)	$(380)	$300	$(80)
BPS	65	0	63,075	63,140	(23)	(4)	(185)	(212)	62,928	(69,660)	(6,732)
BRC	0	561	0	561	0	(170)	(50)	(220)	341	(300)	41
CBK	294	0	0	294	(52)	0	0	(52)	242	0	242
DUB	0	0	0	0	0	(4)	0	(4)	(4)	(20)	(24)
FAR	0	0	0	0	0	(42)	0	(42)	(42)	0	(42)
FBF	13	0	0	13	0	(4)	0	(4)	9	0	9
GLM	58	0	0	58	(23)	(390)	0	(413)	(355)	448	93
GSC	0	0	0	0	0	(29)	0	(29)	(29)	0	(29)
GST	0	0	0	0	0	(6)	0	(6)	(6)	0	(6)
HUS	1,156	0	0	1,156	(298)	0	0	(298)	858	(740)	118
IND	0	0	0	0	(10)	0	0	(10)	(10)	0	(10)
JPM	556	0	3,450	4,006	(87)	(195)	(153)	(435)	3,571	(8,144)	(4,573)
MEI	0	0	13,743	13,743	0	0	0	0	13,743	(14,070)	(327)
MYC	0	0	0	0	0	0	0	0	0	(2,068)	(2,068)
MYI	394	0	0	394	(264)	(399)	0	(663)	(269)	441	172
NGF	0	770	0	770	0	(818)	0	(818)	(48)	0	(48)
RYL	0	0	0	0	(40)	0	0	(40)	(40)	0	(40)
SCX	750	0	0	750	(94)	0	0	(94)	656	(920)	(264)
SOG	56	0	0	56	(26)	0	0	(26)	30	0	30
TOR	3	0	0	3	(187)	0	0	(187)	(184)	103	(81)
UAG	26	134	0	160	(34)	(136)	0	(170)	(10)	0	(10)

Total Over the Counter	$3,749	$1,465	$80,268	$85,482	$(1,892)	$(2,201)	$(388)	$(4,481)

(k)

Securities with an aggregate market value of $1,292 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of March 31, 2021.

(1)	Notional Amount represents the number of contracts.
(2)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2021	69

Schedule of Investments	PIMCO RAE PLUS EMG Fund	(Cont.)

(4)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(6)

Receive represents that the Fund receives payments for any positive net return on the underlying reference. The Fund makes payments for any negative net return on such underlying reference. Pay represents that the Fund receives payments for any negative net return on the underlying reference. The Fund makes payments for any positive net return on such underlying reference.

(7)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2021:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$572	$572
Swap Agreements	0	82	0	0	1,157	1,239

	$0	$82	$0	$0	$1,729	$1,811

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$3,749	$0	$3,749
Purchased Options	0	0	0	134	1,331	1,465
Swap Agreements	0	155	80,113	0	0	80,268

	$0	$155	$80,113	$3,883	$1,331	$85,482

	$0	$237	$80,113	$3,883	$3,060	$87,293

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$45	$45
Swap Agreements	0	0	0	0	1,617	1,617

	$0	$0	$0	$0	$1,662	$1,662

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$1,892	$0	$1,892
Written Options	0	32	0	925	1,244	2,201
Swap Agreements	0	50	338	0	0	388

	$0	$82	$338	$2,817	$1,244	$4,481

	$0	$82	$338	$2,817	$2,906	$6,143

The effect of Financial Derivative Instruments on the Statements of Operations for the year ended March 31, 2021:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$(184)	$(184)
Written Options	0	0	0	0	286	286
Futures	0	0	(9,225)	0	(24,823)	(34,048)
Swap Agreements	0	(4,117)	0	0	(59,860)	(63,977)

	$0	$(4,117)	$(9,225)	$0	$(84,581)	$(97,923)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(18,127)	$0	$(18,127)
Purchased Options	0	0	0	(81)	72,456	72,375
Written Options	0	367	0	81	(67,956)	(67,508)
Swap Agreements	0	125	218,660	0	(12)	218,773

	$0	$492	$218,660	$(18,127)	$4,488	$205,513

	$0	$(3,625)	$209,435	$(18,127)	$(80,093)	$107,590

70	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

March 31, 2021

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$(102)	$(102)
Futures	0	0	6,688	0	43,450	50,138
Swap Agreements	0	478	0	0	61,648	62,126

	$0	$478	$6,688	$0	$104,996	$112,162

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$11,778	$0	$11,778
Purchased Options	0	0	0	66	(65,115)	(65,049)
Written Options	0	115	0	165	80,829	81,109
Swap Agreements	0	(89)	461,366	0	0	461,277

	$0	$26	$461,366	$12,009	$15,714	$489,115

	$0	$504	$468,054	$12,009	$120,710	$601,277

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2021 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2021
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$0	$41,065	$0	$41,065
Industrials	0	21,337	0	21,337
Utilities	0	7,626	0	7,626
Municipal Bonds & Notes
California	0	3,292	0	3,292
Illinois	0	89	0	89
Nebraska	0	99	0	99
Texas	0	939	0	939
Washington	0	2,367	0	2,367
U.S. Government Agencies	0	36,893	0	36,893
U.S. Treasury Obligations	0	371,291	0	371,291
Non-Agency Mortgage-Backed Securities	0	49,740	0	49,740
Asset-Backed Securities	0	109,819	0	109,819
Sovereign Issues	0	7,528	0	7,528
Preferred Securities
Banking & Finance	0	2,276	0	2,276
Short-Term Instruments
Argentina Treasury Bills	0	513	0	513
Israel Treasury Bills	0	5,626	0	5,626

	$0	$660,500	$0	$660,500

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$336,311	$0	$0	$336,311

Total Investments	$336,311	$660,500	$0	$996,811

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2021
Short Sales, at Value - Liabilities
Sovereign Issues	$0	$(15,833)	$0	$(15,833)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	572	1,239	0	1,811
Over the counter	0	85,482	0	85,482

	$572	$86,721	$0	$87,293

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(45)	(1,617)	0	(1,662)
Over the counter	0	(4,481)	0	(4,481)

	$(45)	$(6,098)	$0	$(6,143)

Total Financial Derivative Instruments	$527	$80,623	$0	$81,150

Totals	$336,838	$725,290	$0	$1,062,128

There were no significant transfers into or out of Level 3 during the period ended March 31, 2021.

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2021	71

Schedule of Investments	PIMCO RAE PLUS International Fund

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 73.1%

CORPORATE BONDS & NOTES 11.9%

BANKING & FINANCE 7.8%

American Tower Corp.
3.800% due 08/15/2029		$1,305	$1,423

Aviation Capital Group LLC
5.500% due 12/15/2024		1,100	1,231

Banco Bilbao Vizcaya Argentaria S.A.
5.875% due 09/24/2023 •(g)(h)	EUR	800	1,001

Barclays Bank PLC
7.625% due 11/21/2022 (h)		$228	250
10.179% due 06/12/2021		3,061	3,114

Barclays PLC
1.574% (US0003M + 1.380%) due 05/16/2024 ~		2,238	2,271
4.337% due 01/10/2028		400	444
4.972% due 05/16/2029 •		400	460
5.088% due 06/20/2030 •		400	453
5.200% due 05/12/2026		400	453
7.125% due 06/15/2025 •(g)(h)	GBP	1,025	1,595
7.250% due 03/15/2023 •(g)(h)		300	447
7.875% due 03/15/2022 •(g)(h)		$400	421
8.000% due 06/15/2024 •(g)(h)		300	333

BNP Paribas S.A.
6.750% due 03/14/2022 •(g)(h)		500	520

BOC Aviation Ltd.
4.000% due 01/25/2024		200	214

Citigroup, Inc.
1.214% (US0003M + 1.023%) due 06/01/2024 ~		1,445	1,464

Cooperatieve Rabobank UA
6.625% due 06/29/2021 •(g)(h)	EUR	1,800	2,144

Credit Suisse Group AG
6.375% due 08/21/2026 •(g)(h)		$720	767
7.125% due 07/29/2022 •(g)(h)		300	313

Crown Castle International Corp.
4.300% due 02/15/2029		972	1,091

Deutsche Bank AG
1.375% due 09/03/2026 •	EUR	1,100	1,329
1.420% (US0003M + 1.230%) due 02/27/2023 ~		$2,005	2,020
1.625% due 01/20/2027	EUR	1,900	2,325
1.750% due 01/17/2028		200	246
3.961% due 11/26/2025 •		$3,402	3,687
4.250% due 10/14/2021		4,414	4,497

Doric Nimrod Air Finance Alpha Ltd. Pass-Through Trust
5.125% due 11/30/2024		196	196

Equinix, Inc.
1.550% due 03/15/2028		778	744

Equitable Holdings, Inc.
4.350% due 04/20/2028		513	575

Erste Group Bank AG
8.875% due 10/15/2021 •(g)(h)	EUR	400	491

Fairfax Financial Holdings Ltd.
2.750% due 03/29/2028		746	950

Ford Motor Credit Co. LLC
1.048% (US0003M + 0.810%) due 04/05/2021 ~		$1,106	1,106
3.087% due 01/09/2023		1,351	1,375
3.377% (US0003M + 3.140%) due 01/07/2022 ~		200	202
3.550% due 10/07/2022		758	777

General Motors Financial Co., Inc.
1.293% (US0003M + 1.100%) due 11/06/2021 ~		233	234

GSPA Monetization Trust
6.422% due 10/09/2029		47	50

Healthcare Realty Trust, Inc.
2.400% due 03/15/2030		513	501

HSBC Holdings PLC
1.189% (US0003M + 1.000%) due 05/18/2024 ~		400	404
2.848% due 06/04/2031 •		300	300

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.000% due 05/29/2030 •	GBP	1,072	$1,589
4.292% due 09/12/2026 •		$828	917
4.300% due 03/08/2026		500	560
4.950% due 03/31/2030		700	818

ING Groep NV
5.750% due 11/16/2026 •(g)(h)		300	328

International Lease Finance Corp.
5.875% due 08/15/2022		78	83

Intesa Sanpaolo SpA
7.750% due 01/11/2027 •(g)(h)	EUR	800	1,152

Lloyds Banking Group PLC
4.550% due 08/16/2028		$933	1,063
4.947% due 06/27/2025 •(g)(h)	EUR	200	256
7.500% due 09/27/2025 •(g)(h)		$1,445	1,655
7.625% due 06/27/2023 •(g)(h)	GBP	840	1,264

Nationwide Building Society
4.363% due 08/01/2024 •		$856	925

Natwest Group PLC
1.664% (US0003M + 1.470%) due 05/15/2023 ~		778	787
2.000% due 03/04/2025 •	EUR	100	124
2.875% due 09/19/2026 •	GBP	342	501
3.875% due 09/12/2023		$200	215
4.269% due 03/22/2025 •		1,322	1,443
4.800% due 04/05/2026		300	341
4.892% due 05/18/2029 •		979	1,117
5.076% due 01/27/2030 •		778	901
8.000% due 08/10/2025 •(g)(h)		902	1,060
8.625% due 08/15/2021 •(g)(h)		1,584	1,625

Nissan Motor Acceptance Corp.
1.900% due 09/14/2021		47	47
2.600% due 09/28/2022		93	95
2.650% due 07/13/2022		141	144

OneMain Finance Corp.
5.625% due 03/15/2023		141	150

Park Aerospace Holdings Ltd.
5.250% due 08/15/2022		18	19

Santander UK Group Holdings PLC
4.796% due 11/15/2024 •		933	1,027

SL Green Realty Corp.
4.500% due 12/01/2022		605	634

SMBC Aviation Capital Finance DAC
3.000% due 07/15/2022		200	205

Societe Generale S.A.
6.750% due 04/07/2021 •(g)(h)	EUR	220	258
7.375% due 09/13/2021 •(g)(h)		$200	205

Standard Chartered PLC
1.383% (US0003M + 1.200%) due 09/10/2022 ~		2,300	2,310
1.456% due 01/14/2027 •		2,500	2,443

UBS AG
5.125% due 05/15/2024 (h)		747	824
7.625% due 08/17/2022 (h)		2,915	3,178

UBS Group AG
4.125% due 09/24/2025		500	555

UniCredit SpA
6.572% due 01/14/2022		1,500	1,564
6.750% due 09/10/2021 •(g)(h)	EUR	400	480

Wells Fargo & Co.
2.393% due 06/02/2028 •		$12,758	13,083

Weyerhaeuser Co.
4.000% due 04/15/2030		778	861

WPC Eurobond BV
2.250% due 04/09/2026	EUR	1,305	1,668

			90,892

INDUSTRIALS 2.8%

Aker BP ASA
2.875% due 01/15/2026		$450	465

Baidu, Inc.
3.075% due 04/07/2025		1,011	1,065

BAT Capital Corp.
3.222% due 08/15/2024		47	50

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

BAT International Finance PLC
3.950% due 06/15/2025		$141	$155

Boeing Co.
2.750% due 02/01/2026		800	824

Broadcom, Inc.
2.450% due 02/15/2031		1,000	945
3.500% due 02/15/2041		500	480
3.750% due 02/15/2051		200	192

Canadian Pacific Railway Co.
4.500% due 01/15/2022		93	96

Charter Communications Operating LLC
1.855% (US0003M + 1.650%) due 02/01/2024 ~		1,631	1,676
4.908% due 07/23/2025		1,088	1,234

Cheniere Corpus Christi Holdings LLC
3.700% due 11/15/2029		800	845

CVS Health Corp.
4.250% due 04/01/2050		622	699

DAE Funding LLC
1.625% due 02/15/2024		1,000	999
2.625% due 03/20/2025		600	605
3.375% due 03/20/2028		600	598

Equifax, Inc.
1.064% (US0003M + 0.870%) due 08/15/2021 ~		156	156

Expedia Group, Inc.
6.250% due 05/01/2025		462	535

Fairstone Financial, Inc.
7.875% due 07/15/2024		326	343

IHO Verwaltungs GmbH (6.000% Cash or 6.750% PIK)
6.000% due 05/15/2027 (c)		795	836

Imperial Brands Finance PLC
3.125% due 07/26/2024		200	212
3.500% due 07/26/2026		3,243	3,470

INEOS Finance PLC
2.125% due 11/15/2025	EUR	1,351	1,570

Kraft Heinz Foods Co.
5.200% due 07/15/2045		$78	90

Micron Technology, Inc.
5.327% due 02/06/2029		233	275

MPLX LP
2.650% due 08/15/2030		1,000	981

Nissan Motor Co. Ltd.
3.043% due 09/15/2023		1,245	1,303
3.522% due 09/17/2025		1,634	1,732
4.345% due 09/17/2027		2,089	2,274
4.810% due 09/17/2030		700	769

Penske Truck Leasing Co. LP
3.900% due 02/01/2024		233	251

Perrigo Finance Unlimited Co.
3.150% due 06/15/2030		1,000	983

Sasol Financing USA LLC
5.875% due 03/27/2024		200	213

Saudi Arabian Oil Co.
3.250% due 11/24/2050		1,000	907

T-Mobile USA, Inc.
2.250% due 02/15/2026		400	403
2.875% due 02/15/2031		1,200	1,161

Takeda Pharmaceutical Co. Ltd.
3.175% due 07/09/2050		1,322	1,266
3.375% due 07/09/2060		1,322	1,273

Westinghouse Air Brake Technologies Corp.
4.400% due 03/15/2024		389	423

ZF North America Capital, Inc.
4.500% due 04/29/2022		250	256

			32,610

UTILITIES 1.3%

AT&T, Inc.
2.250% due 02/01/2032		311	296

Berkshire Hathaway Energy Co.
3.700% due 07/15/2030		934	1,037

72	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

March 31, 2021

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Consolidated Edison Co. of New York, Inc.
3.350% due 04/01/2030	$934	$1,001

DTE Electric Co.
2.625% due 03/01/2031	1,089	1,118

Pacific Gas & Electric Co.
1.573% (US0003M + 1.375%) due 11/15/2021 ~	4,900	4,910
4.550% due 07/01/2030	900	977

Petrobras Global Finance BV
5.093% due 01/15/2030	671	698

Rio Oil Finance Trust
8.200% due 04/06/2028	698	798

San Diego Gas & Electric Co.
3.320% due 04/15/2050	700	691

Southern California Edison Co.
3.700% due 08/01/2025	1,789	1,955

Sprint Communications, Inc.
6.000% due 11/15/2022	466	499

Sprint Corp.
7.250% due 09/15/2021	902	926
7.875% due 09/15/2023	279	319

		15,225

Total Corporate Bonds & Notes (Cost $131,425)		138,727

MUNICIPAL BONDS & NOTES 0.2%

ILLINOIS 0.1%

Chicago, Illinois General Obligation Bonds, Series 2015
7.750% due 01/01/2042	5	5

Chicago, Illinois Waterworks Revenue Bonds, Series 2010
6.642% due 11/01/2029	390	468

Illinois State General Obligation Bonds, (BABs), Series 2010
6.630% due 02/01/2035	135	162
6.725% due 04/01/2035	270	326

		961

NEW JERSEY 0.1%

Middlesex County, New Jersey Improvement Authority Revenue Bonds, (AGM Insured), Series 2004
0.000% due 10/01/2022 (e)	905	882

OHIO 0.0%

Ohio State University Revenue Bonds, Series 2011
4.800% due 06/01/2111	233	300

Total Municipal Bonds & Notes (Cost $2,021)		2,143

U.S. GOVERNMENT AGENCIES 3.7%

Fannie Mae
0.000% due 08/25/2039 (b)(e)	478	435
0.439% due 04/25/2037 •	6	6
0.459% due 07/25/2037 •	11	11
0.629% due 10/25/2040 •	31	32
1.800% due 03/01/2034 •	39	40
2.251% due 01/25/2031 ~(a)	466	68
2.310% due 08/01/2022	90	92
2.323% due 12/01/2034 •	45	46
4.500% due 09/25/2040	962	1,142
5.941% due 03/25/2037 •(a)	255	47
5.991% due 04/25/2037 •(a)	653	125
6.041% due 11/25/2039 •(a)	134	23
6.271% due 03/25/2037 •(a)	334	60
6.291% due 05/25/2037 •(a)	807	137
6.681% due 04/25/2037 •(a)	1,489	295
7.091% due 02/25/2037 •(a)	144	31
7.541% due 07/25/2033 •(a)	79	16
9.906% due 11/25/2040 •	3	4

Freddie Mac
0.406% due 05/15/2037 •	10	10

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.500% due 07/15/2042		$3,336	$3,480
4.000% due 11/01/2047 - 03/01/2049		2,410	2,596
5.000% due 04/15/2041		1,263	1,472
5.500% due 03/15/2034		176	201
6.464% due 09/15/2036 •(a)		260	46
6.500% due 05/01/2035		100	113
10.648% due 02/15/2040 •		132	162
12.882% due 02/15/2041 •		3	4
14.205% due 09/15/2041 •		468	674

Ginnie Mae
0.465% due 08/20/2047 •		232	230
1.336% due 04/20/2068 •		1,225	1,236
2.125% due 11/20/2044 •		451	469

Ginnie Mae, TBA
5.000% due 04/01/2051		1,300	1,423

Small Business Administration
5.490% due 03/01/2028		21	23
6.020% due 08/01/2028		173	192

Uniform Mortgage-Backed Security
3.500% due 02/01/2043 - 09/01/2048		10,864	11,512
5.500% due 03/01/2028		6	6
6.000% due 08/01/2036 - 04/01/2041		551	644
6.500% due 09/01/2036		74	84

Uniform Mortgage-Backed Security, TBA
2.000% due 06/01/2051		16,302	16,210

Total U.S. Government Agencies (Cost $43,326)			43,397

U.S. TREASURY OBLIGATIONS 25.4%

U.S. Treasury Bonds
3.000% due 08/15/2048		165	185
3.000% due 02/15/2049		10,110	11,362
3.125% due 05/15/2048		436	500
4.625% due 02/15/2040		2,296	3,168

U.S. Treasury Inflation Protected Securities (f)
0.125% due 02/15/2051		1,909	1,922
0.250% due 02/15/2050		916	959
0.625% due 02/15/2043		177	200
0.750% due 02/15/2045		666	772
1.000% due 02/15/2046		4,122	5,057
1.000% due 02/15/2048		15,311	19,085
1.000% due 02/15/2049		1,407	1,765
1.375% due 02/15/2044		2,220	2,905

U.S. Treasury Notes
1.125% due 02/15/2031		69,700	65,861
1.625% due 02/15/2026		745	771
1.750% due 12/31/2024 (j)(l)		2,600	2,713
2.000% due 12/31/2021 (j)		28,597	29,010
2.375% due 05/15/2029		9,820	10,438
2.625% due 12/31/2025 (l)		5,153	5,577
2.625% due 02/15/2029		87,362	94,516
2.750% due 05/31/2023 (j)		2,006	2,117
3.000% due 09/30/2025		19,845	21,791
3.000% due 10/31/2025 (j)		14,652	16,096

Total U.S. Treasury Obligations (Cost $303,843)			296,770

NON-AGENCY MORTGAGE-BACKED SECURITIES 6.9%

Adjustable Rate Mortgage Trust
3.145% due 01/25/2036 ^~		1,113	1,000

American Home Mortgage Assets Trust
1.179% due 11/25/2046 •		7,841	3,518
6.750% due 11/25/2046 þ		323	311

American Home Mortgage Investment Trust
2.201% due 02/25/2045 •		51	52

Avon Finance PLC
0.949% due 09/20/2048 •	GBP	9,513	13,143

Banc of America Funding Trust
2.966% due 09/20/2046 ^~		$1,276	1,222
2.976% due 06/20/2037 ^~		46	44
6.000% due 08/25/2036 ^		44	45

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Banc of America Mortgage Trust
2.527% due 02/25/2034 ~	$20	$20
2.649% due 01/25/2035 ~	21	21
3.584% due 06/25/2034 ~	26	26
4.403% due 05/25/2033 ~	34	35

Bear Stearns Adjustable Rate Mortgage Trust
2.370% due 02/25/2036 •	13	13
2.945% due 08/25/2033 ~	42	42
3.056% due 02/25/2036 ^~	277	275

Bear Stearns ALT-A Trust
0.429% due 01/25/2047 ^•	167	155
2.762% due 05/25/2035 ~	51	52

Chase Mortgage Finance Trust
3.075% due 01/25/2036 ^~	29	28
3.214% due 09/25/2036 ^~	327	299

ChaseFlex Trust
0.409% due 07/25/2037 •	2,126	1,963

Chevy Chase Funding LLC Mortgage-Backed Certificates
0.339% due 05/25/2036 •	453	434

Citigroup Mortgage Loan Trust
0.589% due 11/25/2036 •	28	29
2.480% due 10/25/2035 ^•	65	68
2.530% due 10/25/2035 •	45	46
3.228% due 09/25/2059 þ	1,305	1,314
3.258% due 04/25/2066 ~	882	891
3.313% due 09/25/2037 ^~	37	36

Citigroup Mortgage Loan Trust, Inc.
2.290% due 09/25/2035 •	56	58

CitiMortgage Alternative Loan Trust
0.709% due 04/25/2037 •	422	350
6.000% due 12/25/2036 ^	216	216
6.000% due 06/25/2037 ^	277	277

Countrywide Alternative Loan Trust
0.321% due 09/20/2046 •	71	59
0.349% due 12/25/2046 •	1,880	1,823
0.449% due 11/25/2036 •	59	76
0.629% due 12/25/2035 •	26	25
0.709% due 08/25/2035 •	1,081	1,042
0.711% due 11/20/2035 •	214	204
1.659% due 08/25/2035 •	91	89
1.739% due 01/25/2036 •	345	347
5.500% due 06/25/2025	519	506
5.500% due 11/25/2035 ^	160	126
5.750% due 03/25/2037	361	288
6.000% due 12/25/2035 ^	644	608
6.000% due 05/25/2036 ^	83	56
6.000% due 08/25/2036 ^•	185	149
6.250% due 08/25/2036	1,283	1,055
7.000% due 10/25/2037	175	94

Countrywide Home Loan Mortgage Pass-Through Trust
0.709% due 05/25/2035 •	186	160
0.769% due 02/25/2035 •	16	15
2.912% due 10/20/2034 ~	49	50
5.750% due 05/25/2037 ^	17	13
6.000% due 01/25/2037 ^	427	321
6.000% due 02/25/2037 ^	441	331

Countrywide Home Loan Reperforming REMIC Trust
0.449% due 06/25/2035 •	144	138

Credit Suisse Mortgage Capital Mortgage-Backed Trust
5.750% due 08/25/2036 ^	56	53

Credit Suisse Mortgage Capital Trust
3.007% due 10/27/2059 ~	2,625	2,650
3.774% due 06/25/2050 ~	1,075	914

Deutsche ALT-A Securities, Inc. Mortgage Loan Trust
0.489% due 02/25/2037 ^•	1,426	1,391
0.609% due 02/25/2035 •	336	328

Downey Savings & Loan Association Mortgage Loan Trust
0.300% due 10/19/2036 •	330	294

First Horizon Alternative Mortgage Securities Trust
2.297% due 12/25/2035 ~	146	134
2.582% due 06/25/2036 ^~	1,046	970

GSR Mortgage Loan Trust
1.920% due 04/25/2032 •	26	23
2.627% due 12/25/2034 ~	23	23
2.873% due 11/25/2035 ~	90	90

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2021	73

Schedule of Investments	PIMCO RAE PLUS International Fund	(Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.978% due 09/25/2035 ~		$95	$95
3.211% due 11/25/2035 ~		26	26
3.259% due 07/25/2035 ~		16	17
5.500% due 01/25/2037		77	89

HarborView Mortgage Loan Trust
0.315% due 12/19/2036 •		529	495
2.259% due 10/19/2035 •		1,291	940

Impac CMB Trust
0.749% due 03/25/2035 •		329	336

Impac Secured Assets Trust
3.365% due 07/25/2035 ~		88	78

IndyMac Mortgage Loan Trust
0.299% due 09/25/2046 •		268	252
0.309% due 11/25/2046 •		1,403	1,333
0.589% due 07/25/2035 •		451	440
3.112% due 05/25/2035 ~		939	739

JP Morgan Chase Commercial Mortgage Securities Trust
1.556% due 12/15/2031 •		965	957

JP Morgan Mortgage Trust
2.509% due 07/25/2035 ~		109	113
2.861% due 07/25/2035 ~		310	323
3.020% due 06/25/2035 ~		14	15
3.051% due 07/27/2037 ~		203	200
3.171% due 07/25/2035 ~		11	11
5.750% due 01/25/2036 ^		24	17

Lehman Mortgage Trust
0.759% due 11/25/2036 •		348	201

Lehman XS Trust
0.334% due 08/25/2046 •		804	792

London Wall Mortgage Capital PLC
0.902% due 11/15/2049 •	GBP	92	127

Luminent Mortgage Trust
3.143% due 04/25/2036 ~		$5,525	5,002

MASTR Adjustable Rate Mortgages Trust
3.178% due 11/21/2034 ~		33	34

MASTR Asset Securitization Trust
6.000% due 06/25/2036 ^		259	223

Mellon Residential Funding Corp. Mortgage Pass-Through Trust
0.966% due 08/15/2032 •		108	103

Merrill Lynch Alternative Note Asset Trust
0.219% due 03/25/2037 •		511	202
0.309% due 03/25/2037 •		3,855	1,505
6.000% due 03/25/2037		92	54

Merrill Lynch Mortgage Investors Trust
1.701% (US0006M + 1.500%) due 02/25/2033 ~		67	68
2.055% due 04/25/2035 ~		25	25
2.101% due 02/25/2036 ~		3	3
3.035% due 05/25/2036 ~		206	194

MF1 Ltd.
1.239% due 12/25/2034 •		1,675	1,683

Morgan Stanley Capital Trust
4.661% due 06/15/2044		91	92

Morgan Stanley Mortgage Loan Trust
2.077% due 06/25/2036 ~		9	9
6.000% due 08/25/2036		146	98

Morgan Stanley Re-REMIC Trust
5.250% due 05/26/2037 ~		154	119

MortgageIT Trust
0.629% due 12/25/2035 •		637	640

New Residential Mortgage Loan Trust
2.750% due 07/25/2059 ~		3,826	3,994
2.750% due 11/25/2059 ~		4,646	4,850

Nomura Asset Acceptance Corp. Alternative Loan Trust
5.476% due 05/25/2035 ^þ		53	35

NovaStar Mortgage Funding Trust
0.519% due 09/25/2046 •		1,128	495

Prime Mortgage Trust
6.000% due 06/25/2036 ^		138	136

RBSSP Resecuritization Trust
0.380% due 02/26/2037 •		275	277
0.625% due 04/26/2037 •		16	16

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Residential Accredit Loans, Inc. Trust
0.359% due 08/25/2037 •		$55	$52
1.272% due 10/25/2037 ~		690	665
6.000% due 01/25/2037 ^		74	72
6.000% due 03/25/2037		200	192

Residential Funding Mortgage Securities, Inc. Trust
3.467% due 04/25/2037 ~		395	363

Sequoia Mortgage Trust
0.758% due 05/20/2034 •		56	56
3.112% due 09/20/2046 ^~		213	167

Structured Adjustable Rate Mortgage Loan Trust
2.742% due 08/25/2035 ~		70	55
2.968% due 01/25/2035 ~		136	138
3.157% due 03/25/2036 ^~		81	72

Structured Asset Mortgage Investments Trust
0.529% due 04/25/2036 •		102	96

Structured Asset Securities Corp.
5.500% due 06/25/2035		888	929

SunTrust Adjustable Rate Mortgage Loan Trust
3.207% due 01/25/2037 ^~		209	186

Taurus UK DAC
0.899% due 05/17/2031 •	GBP	700	968

Thornburg Mortgage Securities Trust
1.473% due 03/25/2044 ~		$144	145
1.529% due 06/25/2047 ^•		469	470
1.529% due 06/25/2047 •		41	39
2.170% due 12/25/2044 ~		183	185
2.293% due 09/25/2037 ~		2	2

WaMu Mortgage Pass-Through Certificates Trust
0.649% due 12/25/2045 •		628	610
0.889% due 01/25/2045 •		1,374	1,350
1.009% due 06/25/2047 •		2,610	2,493
1.189% due 12/25/2046 •		68	66
1.259% due 02/25/2046 •		128	129
1.957% due 08/25/2046 •		181	177
2.852% due 01/25/2035 ~		106	107
2.896% due 12/25/2035 ~		423	424
2.906% due 10/25/2035 ~		46	46
2.907% due 08/25/2035 ~		88	92
3.072% due 06/25/2033 ~		110	114
3.173% due 06/25/2037 ^~		266	237
3.177% due 06/25/2037 ^~		99	97

Washington Mutual Mortgage Pass-Through Certificates Trust
0.189% due 09/25/2036 •		809	284
0.609% due 02/25/2036 •		994	857
1.009% due 02/25/2047 ^•		1,575	1,442
1.199% due 04/25/2046 •		128	120

Wells Fargo Mortgage-Backed Securities Trust
3.138% due 09/25/2036 ^~		14	14

Total Non-Agency Mortgage-Backed Securities (Cost $76,944)			81,392

ASSET-BACKED SECURITIES 12.4%

Aames Mortgage Investment Trust
1.099% due 07/25/2035 •		2,003	2,005

Accredited Mortgage Loan Trust
0.369% due 09/25/2036 •		705	694

Argent Securities Trust
0.489% due 03/25/2036 •		2,131	2,010

Argent Securities, Inc. Asset-Backed Pass-Through Certificates
1.189% due 01/25/2034 •		504	501

Asset-Backed Securities Corp. Home Equity Loan Trust
0.919% due 06/25/2034 •		1,573	1,541

Avery Point CLO Ltd.
1.203% due 07/17/2026 •		464	464

Bear Stearns Asset-Backed Securities Trust
1.159% due 08/25/2037 •		1,173	1,117
3.086% due 07/25/2036 ~		84	84

Blackrock European CLO DAC
0.620% due 10/15/2031 •	EUR	2,000	2,344

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

BNPP AM Euro CLO
0.650% due 10/15/2031 •	EUR	540	$631

Cairn CLO BV
0.600% due 04/30/2031 •		1,900	2,228
0.670% due 01/31/2030 •		1,584	1,856

Carrington Mortgage Loan Trust
1.344% due 10/20/2029 •		$3,423	3,425

Catamaran CLO Ltd.
1.313% due 01/18/2029 •		5,400	5,405

Centex Home Equity Loan Trust
0.754% due 03/25/2034 •		813	803

Chase Funding Trust
0.749% due 08/25/2032 •		39	38

CIFC Funding Ltd.
1.078% due 10/25/2027 •		882	881

Citigroup Mortgage Loan Trust
0.299% due 05/25/2037 •		1,373	1,091
0.409% due 10/25/2036 •		431	321
0.629% due 03/25/2036 •		2,490	2,412
7.250% due 05/25/2036 þ		183	130

Citigroup Mortgage Loan Trust, Inc.
0.559% due 10/25/2036 •		961	956
1.009% due 09/25/2035 ^•		1,584	1,561

Countrywide Asset-Backed Certificates
0.249% due 07/25/2037 •		867	820
0.329% due 09/25/2037 ^•		783	770
0.509% due 02/25/2037 •		449	429
0.649% due 03/25/2036 •		885	849
0.769% due 04/25/2036 •		1,942	1,942

Countrywide Asset-Backed Certificates Trust
0.249% due 03/25/2037 •		441	426
0.259% due 03/25/2047 ^•		1,318	1,299
0.269% due 03/25/2037 •		66	66
0.849% due 08/25/2047 •		698	686

CSAB Mortgage-Backed Trust
6.184% due 12/25/2036 þ		3,212	1,101

CVC Cordatus Loan Fund DAC
0.630% due 09/15/2031 •	EUR	1,500	1,777
0.650% due 07/21/2030 •		1,351	1,585

ECMC Group Student Loan Trust
1.109% due 07/25/2069 •		$860	874

Ellington Loan Acquisition Trust
1.209% due 05/25/2037 •		1,022	1,024

EMC Mortgage Loan Trust
1.418% due 02/25/2041 •		18	17

Encore Credit Receivables Trust
0.844% due 09/25/2035 •		149	149

First Franklin Mortgage Loan Trust
0.269% due 11/25/2036 •		601	591
0.419% due 09/25/2036 •		226	209
0.829% due 11/25/2035 •		1,089	1,048

Fremont Home Loan Trust
0.249% due 11/25/2036 •		579	406
0.259% due 10/25/2036 •		1,787	996
0.844% due 01/25/2035 •		590	586
0.844% due 07/25/2035 •		55	55

GLS Auto Receivables Issuer Trust
2.170% due 02/15/2024		1,144	1,154
2.470% due 11/15/2023		1,216	1,228
2.580% due 07/17/2023		645	649

GoldenTree Loan Management EUR CLO DAC
1.550% due 07/20/2031 •	EUR	3,112	3,663

GSAA Home Equity Trust
0.209% due 05/25/2037 •		$728	332
0.249% due 03/25/2036 •		349	164
0.429% due 04/25/2047 •		754	454
2.957% due 03/25/2036 ~		716	305
6.295% due 06/25/2036 þ		589	238

GSAMP Trust
0.199% due 01/25/2037 •		2,770	2,029
0.209% due 12/25/2046 •		261	172
0.239% due 12/25/2046 •		1,430	962
0.339% due 01/25/2037 •		605	535

Halcyon Loan Advisors Funding Ltd.
1.322% due 10/22/2025 •		32	32

74	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

March 31, 2021

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Harvest CLO DAC
0.640% due 10/15/2031 •	EUR	1,300	$1,524

Home Equity Mortgage Loan Asset-Backed Trust
0.329% due 04/25/2037 •		$580	501

Invesco Euro CLO DAC
0.650% due 07/15/2031 •	EUR	600	703

JP Morgan Mortgage Acquisition Trust
0.319% due 10/25/2036 •		$764	752
0.409% due 03/25/2037 •		2,004	1,924

Jubilee CLO BV
0.600% due 04/15/2030 •	EUR	1,900	2,228
0.650% due 04/15/2031 •		900	1,055

Legacy Mortgage Asset Trust
3.750% due 04/25/2059 þ		$520	525

Long Beach Mortgage Loan Trust
0.549% due 02/25/2036 •		1,495	1,467

Mackay Shields Euro CLO
1.550% due 08/15/2033 •	EUR	700	823

Man GLG Euro CLO DAC
0.680% due 10/15/2030 •		700	821

MASTR Asset-Backed Securities Trust
2.809% due 07/25/2034 •		$778	783

Merrill Lynch Mortgage Investors Trust
0.228% due 08/25/2037 •		5,821	3,807

Monarch Grove CLO
1.098% due 01/25/2028 •		728	728

Morgan Stanley ABS Capital, Inc. Trust
0.199% due 01/25/2037 •		576	357
0.219% due 03/25/2037 •		2,327	1,285
0.239% due 02/25/2037 •		2,909	1,445
0.324% due 03/25/2037 •		9,120	4,892
1.024% due 03/25/2035 •		582	582
1.039% due 07/25/2035 •		1,796	1,793

Morgan Stanley Dean Witter Capital, Inc. Trust
1.089% due 02/25/2033 •		314	315

Mountain Hawk CLO Ltd.
1.423% due 04/18/2025 •		21	21

Mountain View CLO LLC
1.313% due 10/16/2029 •		1,000	1,000

Nassau Ltd.
1.391% due 10/15/2029 •		800	800

Nomura Home Equity Loan, Inc. Home Equity Loan Trust
6.032% due 10/25/2036 ^þ		406	157

North Carolina State Education Assistance Authority
0.918% due 07/25/2039 •		905	905

NovaStar Mortgage Funding Trust
0.309% due 09/25/2037 •		1,191	1,170

Octagon Investment Partners Ltd.
1.091% due 07/15/2027 •		982	982

Option One Mortgage Loan Trust
0.249% due 03/25/2037 •		461	354
0.649% due 01/25/2036 •		2,982	2,823
0.889% due 02/25/2035 •		1,041	1,038

Ozlme BV
0.820% due 01/18/2030 •	EUR	1,212	1,420

Palmer Square Loan Funding Ltd.
1.118% due 10/24/2027 •		$1,337	1,338

Park Place Securities, Inc. Asset-Backed Pass-Through Certificates
1.834% due 02/25/2035 •		4,050	4,021

Renaissance Home Equity Loan Trust
1.209% due 09/25/2037 •		383	197
5.586% due 11/25/2036 þ		977	527

Residential Asset Mortgage Products Trust
0.709% due 03/25/2036 •		1,026	1,013

Residential Asset Securities Corp. Trust
0.689% due 06/25/2033 •		144	135
0.769% due 12/25/2035 •		2,190	2,125

Securitized Asset-Backed Receivables LLC Trust
0.589% due 07/25/2036 •		887	513
0.829% due 10/25/2035 •		2,237	2,073
1.069% due 01/25/2036 ^•		811	722

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

SLM Student Loan Trust
0.000% due 06/17/2024 •	EUR	18	$22
1.718% due 04/25/2023 •		$283	285

SoFi Professional Loan Program Trust
2.540% due 05/15/2046		2,237	2,304

Soundview Home Loan Trust
0.279% due 07/25/2037 •		685	638
0.574% due 02/25/2036 •		1,397	1,345
1.409% due 10/25/2037 •		912	783

South Carolina Student Loan Corp.
1.191% due 09/03/2024 •		186	187

Specialty Underwriting & Residential Finance Trust
0.418% due 06/25/2037 •		157	116
0.718% due 12/25/2036 •		1,140	1,123

St Paul’s CLO DAC
0.850% due 04/25/2030 •	EUR	500	587

Stanwich Mortgage Loan Co. LLC
3.375% due 08/15/2024 þ		$663	667

Structured Asset Investment Loan Trust
0.889% due 02/25/2035 •		2,596	2,591
3.259% due 08/25/2033 •		420	445

Structured Asset Securities Corp. Mortgage Loan Trust
0.319% due 02/25/2037 •		2,151	2,059

Symphony CLO Ltd.
1.184% due 07/14/2026 •		1,809	1,811

Telos CLO Ltd.
1.173% due 04/17/2028 •		727	727
1.493% due 01/17/2027 •		599	599

TICP CLO Ltd.
1.024% due 07/20/2027 •		561	562

Toro European CLO DAC
0.650% due 04/15/2030 •	EUR	600	704

Towd Point Mortgage Trust
2.900% due 10/25/2059 ~		$4,482	4,689
3.000% due 11/25/2058 ~		853	874
3.321% due 10/25/2057 ~		2,190	2,209

Venture CLO Ltd.
1.221% due 08/28/2029 •		1,400	1,403
1.244% due 04/20/2029 •		2,422	2,423

Wells Fargo Home Equity Asset-Backed Securities Trust
0.859% due 12/25/2035 •		1,478	1,452
1.054% due 03/25/2035 •		262	262

Wind River CLO Ltd.
1.111% due 10/15/2027 •		809	810

Total Asset-Backed Securities (Cost $137,430)			145,441

SOVEREIGN ISSUES 0.6%

Argentina Government International Bond
0.125% due 07/09/2030 þ		547	180
0.125% due 07/09/2035 þ		358	103

Autonomous City of Buenos Aires
39.106% (BADLARPP + 5.000%) due 01/23/2022 ~	ARS	1,789	12

Brazil Government International Bond
4.750% due 01/14/2050		$1,701	1,549

Israel Government International Bond
4.125% due 01/17/2048		700	807

Saudi Government International Bond
3.450% due 02/02/2061		2,200	2,029
4.000% due 04/17/2025		1,042	1,149
4.500% due 10/26/2046		200	221
5.000% due 04/17/2049		500	593

Total Sovereign Issues (Cost $6,756)			6,643

		SHARES
PREFERRED SECURITIES 0.5%

BANKING & FINANCE 0.5%

Banco Bilbao Vizcaya Argentaria S.A.
8.875% due 04/14/2021 •(g)(h)		600,000	706

		SHARES	MARKET VALUE (000S)

Banco Santander S.A.
5.250% due 09/29/2023 •(g)(h)		200,000	$249
6.250% due 09/11/2021 •(g)(h)		700,000	839

JPMorgan Chase & Co.
3.682% (US0003M + 3.470%) due 04/30/2021 ~(g)		657,000	657

SL Green Realty Corp.
6.500% due 04/26/2021 (g)		94,350	2,436

Stichting AK Rabobank Certificaten
6.500% due 12/29/2049 (g)		369,375	562

Total Preferred Securities (Cost $5,016)			5,449

		PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 11.5%

ARGENTINA TREASURY BILLS 0.0%
17.959% due 06/30/2021 - 09/13/2021 (d)(e)	ARS	52,558	371

U.S. TREASURY BILLS 11.5%
0.057% due 08/19/2021 - 09/02/2021 (d)(e)(j)(l)		$134,800	134,791

Total Short-Term Instruments (Cost $135,138)			135,162

Total Investments in Securities (Cost $841,899)			855,124

		SHARES
INVESTMENTS IN AFFILIATES 28.2%

SHORT-TERM INSTRUMENTS 28.2%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 28.2%

PIMCO Short-Term Floating NAV Portfolio III		33,449,485	329,812

Total Short-Term Instruments (Cost $328,696)			329,812

Total Investments in Affiliates (Cost $328,696)			329,812

Total Investments 101.3% (Cost $1,170,595)			$1,184,936

Financial Derivative Instruments (i)(k) 19.1% (Cost or Premiums, net $4,678)			222,919

Other Assets and Liabilities, net (20.4)%			(238,637)

Net Assets 100.0%			$1,169,218

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2021	75

Schedule of Investments	PIMCO RAE PLUS International Fund	(Cont.)

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
(a)	Security is an Interest Only (“IO”) or IO Strip.
(b)	Principal only security.
(c)	Payment in-kind security.
(d)	Coupon represents a weighted average yield to maturity.
(e)	Zero coupon security.
(f)	Principal amount of security is adjusted for inflation.
(g)	Perpetual maturity; date shown, if applicable, represents next contractual call date.
(h)	Contingent convertible security.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

SHORT SALES:

Description	Coupon	Maturity Date	Principal Amount		Proceeds	Payable for Short Sales(1)
U.S. Government Agencies (0.4)%
Uniform Mortgage-Backed Security, TBA	3.000%	05/01/2051		$2,500	$(2,618)	$(2,605)
Uniform Mortgage-Backed Security, TBA	5.000	05/01/2051		1,300	(1,441)	(1,441)

Total U.S. Government Agencies					(4,059)	(4,046)

Sovereign Issues (0.4)%
Canada Government International Bond	2.750%	12/01/2048	CAD	5,200	(4,931)	(4,872)

Total Short Sales (0.8)%					$(8,990)	$(8,918)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of March 31, 2021:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Payable for Short Sales(1)	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(2)
Master Securities Forward Transaction Agreement
TDM	$0	$0	$0	$(4,872)	$(4,872)	$0	$(4,872)

Total Borrowings and Other Financing Transactions	$0	$0	$0	$(4,872)

(1)	Payable for short sales includes $39 of accrued interest.
(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

The average amount of borrowings outstanding during the period ended March 31, 2021 was $(2,121) at a weighted average interest rate of (0.828%). Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

76	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

March 31, 2021

(i)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
Euro-Bund 10-Year Bond June Futures	06/2021	109	$21,894	$(45)	$36	$(79)

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
Mini MSCI EAFE Index June Futures	06/2021	126	$(13,810)	$33	$93	$0
U.S. Treasury 2-Year Note June Futures	06/2021	286	(63,128)	60	13	0
U.S. Treasury 5-Year Note June Futures	06/2021	1,358	(167,575)	317	223	0
U.S. Treasury 10-Year Note June Futures	06/2021	775	(101,477)	2,494	194	0
U.S. Treasury 30-Year Bond June Futures	06/2021	229	(35,402)	1,427	100	0
U.S. Treasury Ultra Long-Term Bond June Futures	06/2021	226	(40,955)	2,273	261	0
United Kingdom Long Gilt June Futures	06/2021	4	(704)	11	3	0

				$6,615	$887	$0

Total Futures Contracts				$6,570	$923	$(79)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(1)

Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2021(2)	Notional Amount(3)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(4)	Variation Margin
										Asset	Liability
Volkswagen International Finance NV	1.000%	Quarterly	12/20/2025	0.568%	EUR	22,300	$274	$272	$546	$8	$0

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(1)

Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(3)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(4)	Variation Margin
									Asset	Liability
CDX.EM-34 5-Year Index	1.000%	Quarterly	12/20/2025	$	2,100	$(77)	$(25)	$(102)	$7	$0
CDX.EM-35 5-Year Index	1.000	Quarterly	06/20/2026		2,700	(98)	(14)	(112)	8	0
CDX.HY-35 5-Year Index	5.000	Quarterly	12/20/2025		400	34	3	37	2	0
CDX.HY-36 5-Year Index	5.000	Quarterly	06/20/2026		400	35	1	36	1	0
CDX.IG-35 5-Year Index	1.000	Quarterly	12/20/2025		5,000	113	8	121	6	0
CDX.IG-36 5-Year Index	1.000	Quarterly	06/20/2026		9,200	202	16	218	12	0
iTraxx Crossover 34 5-Year Index	5.000	Quarterly	12/20/2025	EUR	6,611	914	45	959	29	0
iTraxx Crossover 35 5-Year Index	5.000	Quarterly	06/20/2026		10,000	1,303	104	1,407	69	0
iTraxx Europe Main 34 5-Year Index	1.000	Quarterly	12/20/2025		20,900	623	33	656	22	0

						$3,049	$171	$3,220	$156	$0

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Pay(5)	1-Day GBP-SONIO Compounded-OIS	0.250%	Annual	06/16/2031	GBP	13,500	$(1,137)	$113	$(1,024)	$0	$(72)
Receive(5)	1-Day GBP-SONIO Compounded-OIS	0.500	Annual	06/16/2051		14,100	2,589	(233)	2,356	185	0
Pay	1-Year BRL-CDI	3.700	Maturity	01/03/2022	BRL	451,700	(431)	24	(407)	29	0
Pay	3-Month CAD-Bank Bill	0.636	Semi-Annual	12/21/2023	CAD	17,000	0	(66)	(66)	0	(3)
Pay	3-Month CAD-Bank Bill	0.637	Semi-Annual	12/21/2023		34,000	0	(132)	(132)	0	(7)
Pay	3-Month CAD-Bank Bill	2.750	Semi-Annual	12/18/2048		4,700	181	0	181	0	(26)
Pay	3-Month CAD-Bank Bill	2.200	Semi-Annual	12/18/2049		700	4	(42)	(38)	0	(4)
Pay	3-Month CNY-CNREPOFIX	2.688	Quarterly	03/17/2026	CNY	16,500	0	(11)	(11)	3	0
Pay	3-Month CNY-CNREPOFIX	2.690	Quarterly	03/17/2026		22,800	0	(15)	(15)	4	0
Pay	3-Month CNY-CNREPOFIX	2.700	Quarterly	03/17/2026		22,800	0	(13)	(13)	4	0

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2021	77

Schedule of Investments	PIMCO RAE PLUS International Fund	(Cont.)

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Pay	3-Month CNY-CNREPOFIX	2.705%	Quarterly	03/17/2026	CNY	22,800	$0	$(13)	$(13)	$4	$0
Pay	3-Month CNY-CNREPOFIX	2.770	Quarterly	03/17/2026		22,800	0	(2)	(2)	4	0
Pay	3-Month CNY-CNREPOFIX	2.810	Quarterly	03/17/2026		45,600	0	9	9	9	0
Pay(5)	3-Month USD-LIBOR	2.500	Semi-Annual	12/15/2023	$	52,700	81	2,009	2,090	0	(27)
Pay(5)	3-Month USD-LIBOR	0.375	Semi-Annual	07/06/2024		154,000	0	(1,083)	(1,083)	0	(97)
Pay(5)	3-Month USD-LIBOR	0.407	Semi-Annual	07/21/2024		109,100	0	(719)	(719)	0	(71)
Receive	3-Month USD-LIBOR	1.500	Semi-Annual	12/18/2024		34,200	1	(1,147)	(1,146)	27	0
Receive	3-Month USD-LIBOR	1.250	Semi-Annual	06/17/2025		26,680	(1,125)	576	(549)	18	0
Receive	3-Month USD-LIBOR	1.250	Semi-Annual	06/17/2025		27,600	(1,065)	489	(576)	28	0
Receive	3-Month USD-LIBOR	2.000	Semi-Annual	06/20/2025		800	(2)	(41)	(43)	1	0
Receive	3-Month USD-LIBOR	1.000	Semi-Annual	12/16/2025		79,000	2,348	(2,037)	311	0	(74)
Receive	3-Month USD-LIBOR	0.527	Semi-Annual	03/15/2026		87,800	(127)	(2,056)	(2,183)	0	(93)
Receive(5)	3-Month USD-LIBOR	2.750	Semi-Annual	12/15/2026		34,200	(482)	(324)	(806)	30	0
Receive	3-Month USD-LIBOR	1.250	Semi-Annual	06/17/2027		77,000	1,618	(1,628)	(10)	0	(107)
Receive	3-Month USD-LIBOR	2.500	Semi-Annual	12/20/2027		54,800	(846)	(3,534)	(4,380)	72	0
Pay(5)	3-Month USD-LIBOR	0.500	Semi-Annual	06/16/2028		26,800	(1,673)	(178)	(1,851)	0	(36)
Pay	3-Month USD-LIBOR	2.985	Semi-Annual	06/05/2029		3,100	333	32	365	0	(4)
Pay	3-Month USD-LIBOR	1.250	Semi-Annual	06/17/2030		29,900	1,779	(2,844)	(1,065)	0	(39)
Receive	3-Month USD-LIBOR	1.250	Semi-Annual	06/17/2030		16,000	(988)	1,590	602	20	0
Receive	3-Month USD-LIBOR	1.063	Semi-Annual	03/15/2031		46,600	179	2,979	3,158	65	0
Receive(5)	3-Month USD-LIBOR	1.219	Semi-Annual	07/06/2031		36,000	0	2,080	2,080	37	0
Receive(5)	3-Month USD-LIBOR	1.277	Semi-Annual	07/21/2031		24,100	0	1,283	1,283	25	0
Receive(5)	3-Month USD-LIBOR	1.250	Semi-Annual	06/16/2051		8,600	1,826	120	1,946	31	0
Pay(5)	6-Month AUD-LIBOR	2.000	Semi-Annual	06/16/2031	AUD	7,400	59	(5)	54	0	(53)
Pay(5)	6-Month EUR-EURIBOR	0.250	Annual	06/16/2031	EUR	14,800	(655)	62	(593)	0	(26)
Receive(5)	6-Month EUR-EURIBOR	0.000	Annual	06/16/2051		5,500	976	(77)	899	8	0
Pay	6-Month JPY-LIBOR	0.350	Semi-Annual	03/17/2051	JPY	1,182,000	(718)	113	(605)	0	(136)
Pay	UKRPI	3.490	Maturity	09/15/2028	GBP	5,000	(42)	220	178	6	0
Pay	UKRPI	3.593	Maturity	11/15/2028		800	0	43	43	1	0
Pay	UKRPI	3.595	Maturity	11/15/2028		3,800	43	165	208	4	0
Pay	UKRPI	3.603	Maturity	11/15/2028		600	0	34	34	1	0
Pay	UKRPI	3.400	Maturity	01/15/2030		46,800	768	(1,445)	(677)	0	(15)
Pay	UKRPI	3.415	Maturity	02/15/2030		1,700	0	(31)	(31)	0	(1)
Receive	UKRPI	3.397	Maturity	11/15/2030		800	0	41	41	0	0
Receive	UKRPI	3.445	Maturity	11/15/2030		1,400	0	61	61	0	0
Receive	UKRPI	3.510	Maturity	11/15/2030		700	0	22	22	0	0
Pay	UKRPI	3.217	Maturity	11/15/2040		1,400	0	(213)	(213)	0	(3)
Pay	UKRPI	3.272	Maturity	11/15/2040		1,000	0	(129)	(129)	0	(2)
Pay	UKRPI	3.273	Maturity	11/15/2040		1,400	0	(181)	(181)	0	(3)
Pay	UKRPI	3.340	Maturity	11/15/2040		1,200	0	(121)	(121)	0	(3)
Receive	UKRPI	3.000	Maturity	11/15/2050		600	0	177	177	3	0
Receive	UKRPI	3.051	Maturity	11/15/2050		1,000	0	257	257	5	0
Receive	UKRPI	3.143	Maturity	11/15/2050		500	0	94	94	3	0

							$3,494	$(5,727)	$(2,233)	$627	$(902)

Total Swap Agreements							$6,817	$(5,284)	$1,533	$791	$(902)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of March 31, 2021:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset			Market Value	Variation Margin Liability
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements	Total
Total Exchange-Traded or Centrally Cleared	$0	$923	$791	$1,714	$0	$(79)	$(902)	$(981)

(j)

Securities with an aggregate market value of $37,737 and cash of $4,154 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2021. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

78	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

March 31, 2021

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.

(k)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BOA	04/2021	BRL	12,625		$2,216	$0	$(27)
	04/2021	GBP	14,395		20,380	535	0
	04/2021		$2,282	BRL	12,625	0	(39)
	04/2021		13,606	EUR	11,584	0	(21)
	04/2021		445	RUB	34,058	4	0
	05/2021	BRL	12,625		$2,279	40	0
	05/2021	CAD	35,501		27,957	0	(294)
	05/2021	EUR	11,584		13,614	21	0
	05/2021		$5,380	CAD	6,787	21	0
	05/2021		6,259	COP	22,559,581	0	(103)
	06/2021		186	RUB	14,050	0	(2)
	06/2021		2,852	TRY	21,488	0	(372)
	06/2021		1,454	ZAR	21,663	0	0

BPS	04/2021	EUR	5,328		$6,372	123	0
	04/2021	GBP	488		678	5	0
	04/2021	TRY	9,748		1,201	31	0
	05/2021	COP	1,876,713		525	13	0

BRC	08/2021		$28	MXN	575	0	0

CBK	04/2021	AUD	383		$297	6	0
	04/2021	MXN	12,415		597	0	(10)
	04/2021	TRY	8,738		1,074	26	0
	05/2021		$1,166	RUB	87,307	0	(18)
	06/2021		869		64,803	0	(20)
	06/2021		1,456	ZAR	21,663	0	(2)
	06/2021	ZAR	8,566		$572	0	(3)

GLM	04/2021		$1,394	RUB	105,179	2	(8)
	06/2021	SGD	1,354		$1,006	0	(1)
	06/2021		$3,779	CNH	24,897	0	(6)
	06/2021	ZAR	9,902		$667	3	0

HUS	04/2021	BRL	8,639	EUR	1,290	0	(22)
	04/2021	EUR	1,310	BRL	8,639	0	(2)
	04/2021		7,319		$8,740	157	0
	04/2021	GBP	696		971	11	0
	04/2021		$1,256	EUR	1,063	0	(9)
	05/2021		1,181	RUB	88,476	0	(17)
	06/2021	IDR	16,128,580		$1,105	9	0
	06/2021	SGD	731		543	0	(1)
	06/2021		$6,128	MXN	127,772	79	0
	06/2021		211	RUB	15,693	0	(5)
	06/2021		19,523	SGD	26,318	35	0
	06/2021		7,015	ZAR	108,380	260	0

IND	06/2021	SGD	592		$442	2	0

JPM	04/2021	MXN	95,226		4,619	0	(36)
	05/2021	ILS	1,231		373	4	0
	06/2021	CNY	57,344		8,802	116	0
	06/2021	TWD	564,221		20,584	607	0
	06/2021		$694	TWD	19,435	0	(6)
	06/2021		149	ZAR	2,275	4	0
	10/2021		4,527	MXN	95,226	37	0

MYI	04/2021	BRL	8,639	EUR	1,272	0	(43)
	04/2021	EUR	1,290	BRL	8,639	22	0
	04/2021		$288	JPY	31,768	0	(1)
	05/2021	AUD	177		$135	0	0
	05/2021	CAD	552		439	0	0
	05/2021	EUR	1,270	BRL	8,639	42	0
	05/2021	JPY	31,768		$288	1	0
	06/2021		$4,899	CNH	32,175	0	(23)

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2021	79

Schedule of Investments	PIMCO RAE PLUS International Fund	(Cont.)

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
RBC	05/2021	CAD	6,281		$4,964	$0	$(34)

SCX	04/2021	BRL	12,625		2,341	98	0
	04/2021	EUR	30,578		37,146	1,287	0
	04/2021	GBP	216		302	4	0
	04/2021	TRY	4,733		581	13	0
	04/2021		$2,216	BRL	12,625	27	0
	04/2021		21,730	GBP	15,795	45	0
	05/2021	EUR	30,578		$35,959	79	0
	05/2021	GBP	15,795		21,732	0	(45)
	06/2021		$6,949	IDR	101,147,324	0	(74)
	06/2021		1,689	TWD	47,340	0	(13)

SOG	04/2021	JPY	158,268		$1,498	69	0

SSB	04/2021		$1,160	JPY	126,500	0	(17)

TOR	05/2021		1,433	CAD	1,787	0	(11)

UAG	04/2021	MXN	12,763		$614	0	(10)
	04/2021	RUB	46,547		635	21	0
	04/2021		$5,886	MXN	120,404	0	0
	04/2021		480	RUB	36,546	3	0
	05/2021	CAD	2,700		$2,132	0	(17)
	05/2021		$1,453	CAD	1,838	10	0
	06/2021		429	RUB	32,047	0	(9)
	06/2021		428	TWD	11,984	0	(4)

Total Forward Foreign Currency Contracts						$3,872	$(1,325)

PURCHASED OPTIONS:

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount(1)	Cost	Market Value
UAG	Call - OTC USD versus TWD	TWD	28.490	01/25/2022	13,272	$80	$159

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Cost	Market Value
BRC	Call - OTC 2-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	0.350%	11/01/2021	171,400	$416	$556

NGF	Put - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.850	03/18/2024	86,900	834	935

							$1,250	$1,491

Total Purchased Options							$1,330	$1,650

WRITTEN OPTIONS:

CREDIT DEFAULT SWAPTIONS ON CREDIT INDICES

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
BOA	Put - OTC CDX.HY-36 5-Year Index	Sell	100.000%	06/16/2021	500	$ (2)	$ (2)
	Call - OTC CDX.IG-35 5-Year Index	Buy	0.450	04/21/2021	1,800	(1)	0
	Put - OTC CDX.IG-35 5-Year Index	Sell	0.800	05/19/2021	2,100	(2)	0
	Put - OTC CDX.IG-35 5-Year Index	Sell	0.850	05/19/2021	1,800	(2)	0
	Put - OTC CDX.IG-35 5-Year Index	Sell	0.900	05/19/2021	3,900	(4)	(1)
	Put - OTC CDX.IG-35 5-Year Index	Sell	1.050	05/19/2021	500	0	0
	Put - OTC CDX.IG-35 5-Year Index	Sell	0.800	06/16/2021	2,300	(2)	(1)
	Put - OTC CDX.IG-35 5-Year Index	Sell	0.900	06/16/2021	2,000	(2)	(1)
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.750	04/21/2021	1,000	(1)	0
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.800	04/21/2021	1,000	(1)	0
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.800	06/16/2021	1,000	(1)	0

BPS	Put - OTC CDX.HY-35 5-Year Index	Sell	100.000	07/21/2021	400	(2)	(2)
	Call - OTC CDX.IG-35 5-Year Index	Buy	0.450	04/21/2021	4,500	(3)	(1)
	Put - OTC CDX.IG-35 5-Year Index	Sell	0.800	04/21/2021	2,000	(2)	0
	Put - OTC CDX.IG-35 5-Year Index	Sell	0.850	04/21/2021	5,100	(5)	0
	Put - OTC CDX.IG-35 5-Year Index	Sell	0.950	04/21/2021	2,300	(2)	0
	Put - OTC CDX.IG-35 5-Year Index	Sell	1.000	04/21/2021	600	(1)	0
	Put - OTC CDX.IG-35 5-Year Index	Sell	0.900	05/19/2021	1,800	(2)	0

80	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

March 31, 2021

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
	Call - OTC iTraxx Europe 34 5-Year Index	Buy	0.375%	04/21/2021	1,700	$(1)	$0
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.750	04/21/2021	1,700	(2)	0
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.800	04/21/2021	3,500	(4)	0
	Call - OTC iTraxx Europe 34 5-Year Index	Buy	0.400	05/19/2021	2,400	(1)	(1)
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.700	05/19/2021	2,400	(2)	(1)
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.750	05/19/2021	3,400	(3)	(1)
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.800	05/19/2021	1,000	(1)	0

BRC	Call - OTC iTraxx Europe 34 5-Year Index	Buy	0.375	04/21/2021	4,000	(2)	0
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.750	04/21/2021	6,100	(10)	(1)
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.800	04/21/2021	8,200	(11)	(1)
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.700	05/19/2021	5,300	(6)	(2)
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.750	05/19/2021	1,900	(2)	(1)
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.800	05/19/2021	1,900	(2)	0
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.900	05/19/2021	1,000	(1)	0
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.800	06/16/2021	3,600	(4)	(2)
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.850	06/16/2021	2,100	(2)	(1)
	Call - OTC iTraxx Europe 34 5-Year Index	Buy	0.400	07/21/2021	900	(1)	(1)
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.750	07/21/2021	900	(1)	(1)

CBK	Put - OTC CDX.HY-35 5-Year Index	Sell	100.000	04/21/2021	500	(2)	0
	Put - OTC CDX.IG-35 5-Year Index	Sell	0.800	05/19/2021	1,900	(2)	0

DBL	Call - OTC CDX.IG-35 5-Year Index	Buy	0.450	04/21/2021	1,500	(1)	0

DUB	Put - OTC CDX.IG-35 5-Year Index	Sell	1.000	04/21/2021	800	(1)	0
	Put - OTC CDX.IG-35 5-Year Index	Sell	0.750	05/19/2021	2,800	(3)	(1)
	Put - OTC CDX.IG-35 5-Year Index	Sell	0.900	06/16/2021	1,500	(2)	0
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.750	04/21/2021	2,600	(3)	0
	Call - OTC iTraxx Europe 34 5-Year Index	Buy	0.400	05/19/2021	2,700	(1)	(1)
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.700	05/19/2021	2,700	(3)	(1)
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.800	05/19/2021	1,300	(2)	0
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.850	06/16/2021	1,500	(2)	(1)

FBF	Put - OTC CDX.HY-35 5-Year Index	Sell	100.000	06/16/2021	400	(2)	(1)
	Put - OTC CDX.IG-35 5-Year Index	Sell	0.800	04/21/2021	2,200	(3)	0
	Call - OTC CDX.IG-35 5-Year Index	Buy	0.450	06/16/2021	1,900	(1)	(1)
	Put - OTC CDX.IG-35 5-Year Index	Sell	0.800	06/16/2021	1,900	(2)	(1)
	Put - OTC CDX.IG-35 5-Year Index	Sell	0.900	06/16/2021	2,100	(3)	(1)

GST	Put - OTC CDX.HY-35 5-Year Index	Sell	102.000	06/16/2021	400	(2)	(1)
	Call - OTC CDX.IG-35 5-Year Index	Buy	0.450	04/21/2021	2,200	(1)	0
	Put - OTC CDX.IG-35 5-Year Index	Sell	0.800	04/21/2021	1,000	(1)	0
	Put - OTC CDX.IG-35 5-Year Index	Sell	0.850	04/21/2021	5,000	(6)	0
	Put - OTC CDX.IG-35 5-Year Index	Sell	0.750	05/19/2021	3,700	(4)	(1)
	Put - OTC CDX.IG-35 5-Year Index	Sell	0.900	05/19/2021	2,100	(2)	0
	Put - OTC CDX.IG-35 5-Year Index	Sell	0.950	05/19/2021	1,900	(2)	0
	Put - OTC CDX.IG-35 5-Year Index	Sell	1.050	05/19/2021	1,000	(1)	0
	Put - OTC CDX.IG-36 5-Year Index	Sell	0.850	06/16/2021	1,800	(2)	(1)
	Put - OTC CDX.IG-36 5-Year Index	Sell	0.900	07/21/2021	1,800	(2)	(1)
	Call - OTC iTraxx Europe 34 5-Year Index	Buy	0.400	05/19/2021	900	0	0
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.700	05/19/2021	900	(1)	0
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.750	05/19/2021	1,800	(2)	0
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.800	05/19/2021	1,800	(2)	0
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.800	06/16/2021	1,800	(2)	(1)
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.850	06/16/2021	1,000	(1)	0
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.750	07/21/2021	1,400	(2)	(1)

JPM	Put - OTC CDX.HY-35 5-Year Index	Sell	103.000	05/19/2021	400	(2)	(1)
	Put - OTC CDX.IG-35 5-Year Index	Sell	0.750	05/19/2021	2,100	(2)	0
	Put - OTC CDX.IG-35 5-Year Index	Sell	0.900	05/19/2021	2,100	(2)	0

MYC	Put - OTC CDX.IG-35 5-Year Index	Sell	0.800	05/19/2021	2,000	(2)	0
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.750	04/21/2021	2,800	(4)	0
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.900	05/19/2021	900	(1)	0

						$(170)	$(36)

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2021	81

Schedule of Investments	PIMCO RAE PLUS International Fund	(Cont.)

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
GLM	Put - OTC USD versus MXN	MXN	19.120	12/16/2021	15,593	$(347)	$(180)
	Call - OTC USD versus MXN		23.100	12/16/2021	15,593	(285)	(345)

MYI	Put - OTC USD versus CNH	CNH	6.400	12/16/2021	13,673	(139)	(54)
	Call - OTC USD versus CNH		7.000	12/16/2021	13,673	(139)	(101)
	Put - OTC USD versus MXN	MXN	19.000	12/09/2021	11,754	(233)	(120)
	Call - OTC USD versus MXN		23.000	12/09/2021	11,754	(232)	(262)

UAG	Call - OTC USD versus TWD	TWD	29.500	01/25/2022	26,544	(81)	(161)

						$(1,456)	$(1,223)

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
BRC	Call - OTC 10-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.122%	11/01/2021	10,600	$(129)	$(63)
	Call - OTC 10-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.164	11/01/2021	23,800	(302)	(118)

NGF	Put - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.800	03/18/2024	173,700	(833)	(993)

							$(1,264)	$(1,174)

OPTIONS ON SECURITIES

Counterparty	Description	Strike Price	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
FAR	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 04/01/2051	$101.844	04/07/2021	1,400	$(4)	$(29)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 05/01/2051	99.547	05/06/2021	1,200	(8)	(9)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 05/01/2051	101.547	05/06/2021	1,800	(9)	(7)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 05/01/2051	102.250	05/06/2021	1,200	(5)	(7)

GSC	Put - OTC Fannie Mae, TBA 3.000% due 06/01/2051	103.895	06/07/2021	400	(2)	(2)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 04/01/2051	102.250	04/07/2021	500	(2)	(12)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 05/01/2051	102.117	05/06/2021	1,100	(5)	(6)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 06/01/2051	101.172	06/07/2021	2,600	(15)	(15)

JPM	Put - OTC Ginnie Mae, TBA 2.000% due 05/01/2051	100.047	05/13/2021	1,700	(10)	(10)
	Put - OTC Ginnie Mae, TBA 2.500% due 04/01/2051	103.781	04/14/2021	2,100	(5)	(15)
	Put - OTC Ginnie Mae, TBA 2.500% due 04/01/2051	104.125	04/14/2021	1,200	(3)	(12)
	Put - OTC Ginnie Mae, TBA 2.500% due 04/01/2051	104.266	04/14/2021	1,800	(5)	(20)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 04/01/2051	99.875	04/07/2021	800	(3)	(3)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 04/01/2051	100.078	04/07/2021	800	(3)	(4)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 04/01/2051	101.484	04/07/2021	700	(2)	(12)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 04/01/2051	101.875	04/07/2021	200	0	0
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 04/01/2051	102.078	04/07/2021	200	0	0
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 04/01/2051	102.375	04/07/2021	1,000	(4)	(26)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 05/01/2051	99.391	05/06/2021	900	(6)	(6)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 05/01/2051	101.391	05/06/2021	900	(4)	(1)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 05/01/2051	101.438	05/06/2021	800	(3)	(1)

SAL	Put - OTC Fannie Mae, TBA 3.000% due 06/01/2051	103.914	06/07/2021	800	(3)	(3)
	Put - OTC Uniform Mortgage-Backed Security, TBA 1.500% due 04/01/2051	98.016	04/07/2021	3,200	(9)	(44)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 04/01/2051	98.953	04/07/2021	2,100	(8)	(2)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 04/01/2051	99.609	04/07/2021	1,300	(4)	(4)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 04/01/2051	99.828	04/07/2021	1,300	(4)	(5)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 04/01/2051	100.953	04/07/2021	2,100	(6)	0
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 04/01/2051	101.609	04/07/2021	900	(2)	0
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 04/01/2051	101.828	04/07/2021	1,300	(3)	0
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 04/01/2051	101.859	04/07/2021	1,300	(3)	0
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 04/01/2051	102.000	04/07/2021	800	(2)	(18)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 05/01/2051	98.688	05/06/2021	4,000	(16)	(20)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 05/01/2051	100.391	05/06/2021	1,200	(6)	(4)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 05/01/2051	101.453	05/06/2021	1,800	(6)	(2)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 06/01/2051	99.375	06/07/2021	1,500	(11)	(15)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 06/01/2051	100.047	06/07/2021	3,800	(21)	(25)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 06/01/2051	100.375	06/07/2021	1,500	(9)	(7)
	Put - OTC Uniform Mortgage-Backed Security, TBA 3.000% due 05/01/2051	104.180	05/06/2021	600	(2)	(2)

					$(213)	$(348)

Total Written Options					$(3,103)	$(2,781)

82	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

March 31, 2021

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(2)

Counterparty	Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(3)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(4)
									Asset	Liability
BOA	ABX.HE.AAA.6-2 Index	0.110%	Monthly	05/25/2046	$	1,711	$(366)	$312	$0	$(54)

TOTAL RETURN SWAPS ON EQUITY INDICES

Counterparty	Pay/ Receive(5)	Underlying Reference	# of Units	Financing Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
											Asset	Liability
BPS	Receive	ERADXULT Index	61,168	0.619% (1-Month USD-LIBOR plus a specified spread)	Monthly	09/15/2021	$	131,208	$0	$(66)	$0	$(66)
	Receive	ERADXULT Index	10,246	0.639% (1-Month USD-LIBOR plus a specified spread)	Monthly	09/15/2021		21,978	0	(11)	0	(11)

JPM	Receive	ERADXULT Index	115,577	0.873% (1-Month USD-LIBOR plus a specified spread)	Maturity	05/12/2021		150,000	0	96,433	96,433	0

MEI	Receive	ERADXULT Index	61,130	0.841% (1-Month USD-LIBOR plus a specified spread)	Maturity	04/22/2021		84,217	0	46,086	46,086	0
	Receive	ERADXULT Index	29,421	0.557% (1-Month USD-LIBOR plus a specified spread)	Monthly	02/09/2022		63,110	0	(17)	0	(17)

SOG	Receive	ERADXULT Index	136,731	0.688% (1-Month USD-LIBOR plus a specified spread)	Monthly	04/07/2021		295,212	0	(2,001)	0	(2,001)
	Receive	ERADXULT Index	111,337	0.817% (1-Month USD-LIBOR plus a specified spread)	Maturity	06/09/2021		157,520	0	79,892	79,892	0
	Receive	ERADXULT Index	25,238	0.560% (1-Month USD-LIBOR plus a specified spread)	Maturity	03/23/2022		53,601	0	508	508	0

									$0	$220,824	$222,919	$(2,095)

Total Swap Agreements									$(366)	$221,136	$222,919	$(2,149)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of March 31, 2021:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(6)
BOA	$621	$0	$0	$621	$(858)	$(5)	$(54)	$(917)	$(296)	$332	$36
BPS	172	0	0	172	0	(6)	(77)	(83)	89	(4,770)	(4,681)
BRC	0	556	0	556	0	(191)	0	(191)	365	(280)	85
CBK	32	0	0	32	(53)	0	0	(53)	(21)	0	(21)
DUB	0	0	0	0	0	(4)	0	(4)	(4)	(10)	(14)
FAR	0	0	0	0	0	(52)	0	(52)	(52)	0	(52)
FBF	0	0	0	0	0	(4)	0	(4)	(4)	0	(4)
GLM	5	0	0	5	(15)	(525)	0	(540)	(535)	590	55
GSC	0	0	0	0	0	(35)	0	(35)	(35)	0	(35)
GST	0	0	0	0	0	(6)	0	(6)	(6)	0	(6)
HUS	551	0	0	551	(56)	0	0	(56)	495	(220)	275
IND	2	0	0	2	0	0	0	0	2	0	2
JPM	768	0	96,433	97,201	(42)	(111)	0	(153)	97,048	(98,968)	(1,920)
MEI	0	0	46,086	46,086	0	0	(17)	(17)	46,069	(47,240)	(1,171)
MYC	0	0	0	0	0	0	0	0	0	(360)	(360)
MYI	65	0	0	65	(67)	(537)	0	(604)	(539)	601	62
NGF	0	935	0	935	0	(993)	0	(993)	(58)	0	(58)
RBC	0	0	0	0	(34)	0	0	(34)	(34)	0	(34)
SAL	0	0	0	0	0	(151)	0	(151)	(151)	0	(151)
SCX	1,553	0	0	1,553	(132)	0	0	(132)	1,421	(1,320)	101

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2021	83

Schedule of Investments	PIMCO RAE PLUS International Fund	(Cont.)

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(6)
SOG	$69	$0	$80,400	$80,469	$0	$0	$(2,001)	$(2,001)	$78,468	$(82,650)	$(4,182)
SSB	0	0	0	0	(17)	0	0	(17)	(17)	0	(17)
TOR	0	0	0	0	(11)	0	0	(11)	(11)	0	(11)
UAG	34	159	0	193	(40)	(161)	0	(201)	(8)	0	(8)

Total Over the Counter	$3,872	$1,650	$222,919	$228,441	$(1,325)	$(2,781)	$(2,149)	$(6,255)

(l)

Securities with an aggregate market value of $1,523 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of March 31, 2021.

(1)	Notional Amount represents the number of contracts.
(2)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)

Receive represents that the Fund receives payments for any positive net return on the underlying reference. The Fund makes payments for any negative net return on such underlying reference. Pay represents that the Fund receives payments for any negative net return on the underlying reference. The Fund makes payments for any positive net return on such underlying reference.

(6)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2021:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$93	$0	$830	$923
Swap Agreements	0	164	0	0	627	791

	$0	$164	$93	$0	$1,457	$1,714

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$3,872	$0	$3,872
Purchased Options	0	0	0	159	1,491	1,650
Swap Agreements	0	0	222,919	0	0	222,919

	$0	$0	$222,919	$4,031	$1,491	$228,441

	$0	$164	$223,012	$4,031	$2,948	$230,155

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$79	$79
Swap Agreements	0	0	0	0	902	902

	$0	$0	$0	$0	$981	$981

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$1,325	$0	$1,325
Written Options	0	36	0	1,223	1,522	2,781
Swap Agreements	0	54	2,095	0	0	2,149

	$0	$90	$2,095	$2,548	$1,522	$6,255

	$0	$90	$2,095	$2,548	$2,503	$7,236

84	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

March 31, 2021

The effect of Financial Derivative Instruments on the Statements of Operations for the year ended March 31, 2021:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$(172)	$(172)
Written Options	0	0	0	0	369	369
Futures	0	0	648	0	13,813	14,461
Swap Agreements	0	2,340	0	0	(8,146)	(5,806)

	$0	$2,340	$648	$0	$5,864	$8,852

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(13,086)	$0	$(13,086)
Purchased Options	0	0	0	(115)	9,660	9,545
Written Options	0	475	0	115	(5,431)	(4,841)
Swap Agreements	0	93	377,072	0	(5)	377,160

	$0	$568	$377,072	$(13,086)	$4,224	$368,778

	$0	$2,908	$377,720	$(13,086)	$10,088	$377,630

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$(95)	$(95)
Futures	0	0	33	0	11,345	11,378
Swap Agreements	0	2,278	0	0	6,629	8,907

	$0	$2,278	$33	$0	$17,879	$20,190

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$5,262	$0	$5,262
Purchased Options	0	0	0	78	(9,392)	(9,314)
Written Options	0	136	0	233	11,896	12,265
Swap Agreements	0	(8)	271,676	0	0	271,668

	$0	$128	$271,676	$5,573	$2,504	$279,881

	$0	$2,406	$271,709	$5,573	$20,383	$300,071

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2021 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2021
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$0	$90,892	$0	$90,892
Industrials	0	32,610	0	32,610
Utilities	0	15,225	0	15,225
Municipal Bonds & Notes
Illinois	0	961	0	961
New Jersey	0	882	0	882
Ohio	0	300	0	300
U.S. Government Agencies	0	43,397	0	43,397
U.S. Treasury Obligations	0	296,770	0	296,770
Non-Agency Mortgage-Backed Securities	0	81,392	0	81,392
Asset-Backed Securities	0	145,441	0	145,441
Sovereign Issues	0	6,643	0	6,643
Preferred Securities
Banking & Finance	2,436	3,013	0	5,449
Short-Term Instruments
Argentina Treasury Bills	0	371	0	371
U.S. Treasury Bills	0	134,791	0	134,791

	$2,436	$852,688	$0	$855,124

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$329,812	$0	$0	$329,812

Total Investments	$332,248	$852,688	$0	$1,184,936

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2021
Short Sales, at Value - Liabilities
Sovereign Issues	$0	$(4,872)	$0	$(4,872)
U.S. Government Agencies	0	(4,046)	0	(4,046)

	$0	$(8,918)	$0	$(8,918)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	923	791	0	1,714
Over the counter	0	228,441	0	228,441

	$923	$229,232	$0	$230,155

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(79)	(902)	0	(981)
Over the counter	0	(6,255)	0	(6,255)

	$(79)	$(7,157)	$0	$(7,236)

Total Financial Derivative Instruments	$844	$222,075	$0	$222,919

Totals	$333,092	$1,065,845	$0	$1,398,937

There were no significant transfers into or out of Level 3 during the period ended March 31, 2021.

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2021	85

Schedule of Investments	PIMCO RAE PLUS Small Fund

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 65.5%

CORPORATE BONDS & NOTES 9.2%

BANKING & FINANCE 5.1%

AerCap Ireland Capital DAC
4.125% due 07/03/2023		$914	$970

AIA Group Ltd.
3.375% due 04/07/2030		200	214

American Tower Corp.
3.800% due 08/15/2029		998	1,088

Aviation Capital Group LLC
2.875% due 01/20/2022		214	217
4.375% due 01/30/2024		54	57
5.500% due 12/15/2024		600	671

Avolon Holdings Funding Ltd.
5.125% due 10/01/2023		745	795
5.500% due 01/15/2023		31	33

Banco BTG Pactual S.A.
4.500% due 01/10/2025		954	976

Bank of America Corp.
3.974% due 02/07/2030 •		645	717

Barclays PLC
2.000% due 02/07/2028 •	EUR	400	481
3.650% due 03/16/2025		$200	215
4.972% due 05/16/2029 •		200	230
7.125% due 06/15/2025 •(g)(h)	GBP	758	1,179
8.000% due 06/15/2024 •(g)(h)		$428	475

Credit Suisse Group AG
3.750% due 03/26/2025		250	270
6.250% due 12/18/2024 •(g)(h)		200	213
6.375% due 08/21/2026 •(g)(h)		428	456
7.125% due 07/29/2022 •(g)(h)		400	417
7.250% due 09/12/2025 •(g)(h)		422	458
7.500% due 07/17/2023 •(g)(h)		460	488

Crown Castle International Corp.
4.300% due 02/15/2029		327	367

Deutsche Bank AG
1.375% due 09/03/2026 •	EUR	2,500	3,021
1.625% due 01/20/2027		1,100	1,346
1.750% due 01/17/2028		100	123
3.547% due 09/18/2031 •		$350	362
3.961% due 11/26/2025 •		800	867

Discover Bank
4.650% due 09/13/2028		1,006	1,151

Equitable Holdings, Inc.
4.350% due 04/20/2028		695	779

Fairfax Financial Holdings Ltd.
2.750% due 03/29/2028	EUR	728	927

Ford Motor Credit Co. LLC
1.429% (US0003M + 1.235%) due 02/15/2023 ~		$300	297

General Motors Financial Co., Inc.
1.228% (US0003M + 0.990%) due 01/05/2023 ~		26	26

Goldman Sachs Group, Inc.
4.223% due 05/01/2029 •		645	724

HSBC Holdings PLC
1.189% (US0003M + 1.000%) due 05/18/2024 ~		225	227
2.848% due 06/04/2031 •		300	300
4.000% due 03/09/2026 •(g)(h)		200	200
4.292% due 09/12/2026 •		309	342
4.300% due 03/08/2026		200	224
4.950% due 03/31/2030		200	234

International Lease Finance Corp.
5.875% due 08/15/2022		54	58

Lloyds Banking Group PLC
4.550% due 08/16/2028		200	228
4.947% due 06/27/2025 •(g)(h)	EUR	200	256

Mizuho Financial Group, Inc.
3.477% due 04/12/2026		$822	896

Nationwide Building Society
4.363% due 08/01/2024 •		980	1,059

Natwest Group PLC
1.750% due 03/02/2026 •	EUR	141	175

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
1.751% (US0003M + 1.550%) due 06/25/2024 ~		$959	$980
4.519% due 06/25/2024 •		920	994
4.892% due 05/18/2029 •		1,430	1,631

Nomura Holdings, Inc.
2.648% due 01/16/2025		788	816
3.103% due 01/16/2030		200	203

Park Aerospace Holdings Ltd.
5.250% due 08/15/2022		17	18

Raymond James Financial, Inc.
4.650% due 04/01/2030		82	96

Santander UK Group Holdings PLC
3.823% due 11/03/2028 •		253	276
4.796% due 11/15/2024 •		1,331	1,466

Standard Chartered PLC
1.456% due 01/14/2027 •		500	489

Sumitomo Mitsui Financial Group, Inc.
3.040% due 07/16/2029		822	855

UBS AG
5.125% due 05/15/2024 (h)		1,741	1,921

UBS Group AG
5.750% due 02/19/2022 •(g)(h)	EUR	200	244
7.125% due 08/10/2021 •(g)(h)		$400	408

Wells Fargo & Co.
3.000% due 04/22/2026		299	320

Weyerhaeuser Co.
4.000% due 04/15/2030		82	91

WP Carey, Inc.
4.250% due 10/01/2026		245	275

WPC Eurobond BV
2.250% due 04/09/2026	EUR	944	1,206

			37,098

INDUSTRIALS 3.1%

Aker BP ASA
2.875% due 01/15/2026		$150	155

AP Moller - Maersk A/S
3.750% due 09/22/2024		245	265

Bacardi Ltd.
4.700% due 05/15/2028		200	229

BAT Capital Corp.
3.222% due 08/15/2024		49	52

BAT International Finance PLC
3.950% due 06/15/2025		261	286

Boeing Co.
2.750% due 02/01/2026		400	412

Broadcom, Inc.
3.500% due 02/15/2041		300	288
3.750% due 02/15/2051		100	96

Centene Corp.
4.625% due 12/15/2029		245	265

Charter Communications Operating LLC
1.855% (US0003M + 1.650%) due 02/01/2024 ~		1,186	1,219
4.908% due 07/23/2025		1,580	1,792

Cheniere Corpus Christi Holdings LLC
3.700% due 11/15/2029		400	422

CSN Resources S.A.
7.625% due 02/13/2023		200	208

CVS Health Corp.
3.625% due 04/01/2027		82	90
3.750% due 04/01/2030		82	90
4.125% due 04/01/2040		82	91
4.250% due 04/01/2050		82	92

CVS Pass-Through Trust
6.943% due 01/10/2030		171	206

DAE Funding LLC
1.625% due 02/15/2024		500	499
2.625% due 03/20/2025		300	303
3.375% due 03/20/2028		300	299

Delta Air Lines, Inc.
4.500% due 10/20/2025		818	874

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Energy Transfer Operating LP
4.250% due 03/15/2023		$190	$201

Equinor ASA
3.125% due 04/06/2030		82	87
3.700% due 04/06/2050		82	87

Fairstone Financial, Inc.
7.875% due 07/15/2024		188	198

IHO Verwaltungs GmbH (3.625% Cash or 4.375% PIK)
3.625% due 05/15/2025 (c)	EUR	592	708

IHO Verwaltungs GmbH (6.000% Cash or 6.750% PIK)
6.000% due 05/15/2027 (c)		$300	316

IHO Verwaltungs GmbH (6.375% Cash or 7.125% PIK)
6.375% due 05/15/2029 (c)		1,294	1,418

Imperial Brands Finance PLC
3.125% due 07/26/2024		1,484	1,569
3.500% due 07/26/2026		200	214

INEOS Finance PLC
2.125% due 11/15/2025	EUR	890	1,034

InterContinental Hotels Group PLC
2.125% due 05/15/2027		100	126

Kraft Heinz Foods Co.
5.000% due 07/15/2035		$23	27
5.200% due 07/15/2045		46	53

Micron Technology, Inc.
4.185% due 02/15/2027		164	182
5.327% due 02/06/2029		540	636

MPLX LP
2.650% due 08/15/2030		400	392

Nakilat, Inc.
6.067% due 12/31/2033		492	609

Nissan Motor Co. Ltd.
3.043% due 09/15/2023		800	837
3.522% due 09/17/2025		800	848
4.345% due 09/17/2027		1,000	1,088
4.810% due 09/17/2030		300	329

Oracle Corp.
3.600% due 04/01/2040		82	83
3.850% due 04/01/2060		82	81

Perrigo Finance Unlimited Co.
3.150% due 06/15/2030		400	393

Sands China Ltd.
5.125% due 08/08/2025		854	957

Southern Co.
3.700% due 04/30/2030		82	89

T-Mobile USA, Inc.
2.250% due 02/15/2026		100	101
2.875% due 02/15/2031		200	194

Westinghouse Air Brake Technologies Corp.
4.400% due 03/15/2024		164	178

Wynn Macau Ltd.
5.625% due 08/26/2028		1,000	1,047

			22,315

UTILITIES 1.0%

American Water Capital Corp.
3.450% due 06/01/2029		645	701

AT&T, Inc.
2.250% due 02/01/2032		654	623

Berkshire Hathaway Energy Co.
4.250% due 10/15/2050		82	94

Consolidated Edison Co. of New York, Inc.
3.950% due 04/01/2050		82	89

Edison International
5.750% due 06/15/2027		242	283

Exelon Corp.
4.050% due 04/15/2030		82	92

Georgia Power Co.
2.650% due 09/15/2029		82	84

Pacific Gas & Electric Co.
1.573% (US0003M + 1.375%) due 11/15/2021 ~		2,200	2,204
4.550% due 07/01/2030		400	434

86	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

March 31, 2021

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Petrobras Global Finance BV
5.093% due 01/15/2030	$386	$402

Southern California Edison Co.
3.650% due 03/01/2028	674	735
3.700% due 08/01/2025	245	268

Sprint Corp.
7.125% due 06/15/2024	216	249
7.875% due 09/15/2023	623	713

Verizon Communications, Inc.
3.550% due 03/22/2051	100	100

		7,071

Total Corporate Bonds & Notes (Cost $62,179)		66,484

MUNICIPAL BONDS & NOTES 0.2%

ILLINOIS 0.0%

Chicago, Illinois General Obligation Bonds, Series 2015
7.750% due 01/01/2042	88	98

IOWA 0.0%

Iowa Tobacco Settlement Authority Revenue Bonds, Series 2005
6.500% due 06/01/2023	10	10

WASHINGTON 0.2%

Washington State Convention Center Public Facilities District Revenue Bonds, (BABs), Series 2010
6.790% due 07/01/2040	825	1,047

Total Municipal Bonds & Notes (Cost $1,111)		1,155

U.S. GOVERNMENT AGENCIES 4.0%

Fannie Mae
0.459% due 07/25/2037 •	14	14
0.468% due 09/25/2042 •	8	8
0.489% due 07/25/2037 •	24	24
0.509% due 09/25/2035 •	55	56
0.519% due 09/25/2035 •	105	105
0.709% due 01/25/2051 •	31	32
0.829% due 06/25/2037 •	203	202
1.925% due 09/01/2035 •	2	2
2.148% due 11/01/2035 •	0	1
2.242% due 12/01/2033 •	2	2
2.251% due 01/25/2031 ~(a)	478	70
2.691% due 06/01/2035 •	2	2
2.721% due 06/01/2034 •	5	5
3.781% due 06/01/2035 •	2	2
5.741% due 03/25/2041 •(a)	990	168
6.591% due 03/25/2036 •(a)	443	74
26.125% due 12/25/2036 •	27	41

Freddie Mac
0.486% due 03/15/2037 •	189	191
0.806% due 08/15/2037 •	268	275
0.816% due 10/15/2037 •	45	44
0.826% due 05/15/2037 - 09/15/2037 •	304	310
2.572% due 11/01/2034 •	2	2
2.789% due 06/01/2035 •	4	4
4.000% due 01/01/2048 - 03/01/2049	1,504	1,618
5.000% due 05/01/2023 - 04/15/2041	704	818
5.500% due 03/15/2034 - 03/01/2039	202	233
6.000% due 08/01/2027 - 12/01/2037	25	28
6.364% due 07/15/2036 •(a)	527	96
6.594% due 04/15/2036 •(a)	113	16

Ginnie Mae
1.336% due 04/20/2068 •	596	601
2.125% due 11/20/2044 •	275	286
5.000% due 04/15/2035 - 03/15/2042	1,314	1,522

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
6.000% due 07/15/2037 - 08/15/2037	$11	$13

Ginnie Mae, TBA
5.000% due 04/01/2051	400	438

Small Business Administration
4.430% due 05/01/2029	45	49

Uniform Mortgage-Backed Security
4.000% due 01/01/2025 - 06/01/2026	65	68
4.500% due 05/01/2023 - 02/01/2044	3,675	4,132
5.000% due 11/01/2025 - 01/01/2029	15	17
5.500% due 11/01/2021 - 09/01/2041	2,101	2,448
6.000% due 05/01/2021 - 05/01/2041	1,490	1,768

Uniform Mortgage-Backed Security, TBA
2.000% due 06/01/2051	10,101	10,044
4.500% due 04/01/2051	2,700	2,940

Total U.S. Government Agencies (Cost $28,383)		28,769

U.S. TREASURY OBLIGATIONS 23.8%

U.S. Treasury Bonds
1.375% due 11/15/2040	5,600	4,765
1.625% due 11/15/2050	600	500
2.250% due 08/15/2049	654	633
3.000% due 08/15/2048	433	486
3.000% due 02/15/2049	8,774	9,861
4.625% due 02/15/2040	2,712	3,741

U.S. Treasury Inflation Protected Securities (f)
0.125% due 02/15/2051	904	911
0.250% due 02/15/2050	1,831	1,918
0.625% due 02/15/2043	264	299
0.750% due 02/15/2045	777	901
1.000% due 02/15/2046	1,074	1,317
1.000% due 02/15/2048	5,269	6,568
1.375% due 02/15/2044	3,305	4,325

U.S. Treasury Notes
1.125% due 02/15/2031	41,700	39,403
1.500% due 10/31/2024	9,866	10,206
1.500% due 08/15/2026	800	819
1.625% due 02/15/2026 (l)	575	595
1.750% due 12/31/2024 (j)	1,050	1,095
1.875% due 08/31/2022 (j)	6,367	6,526
2.000% due 07/31/2022	26,965	27,648
2.000% due 11/15/2026	245	257
2.125% due 08/15/2021	80	81
2.250% due 08/15/2027 (l)	500	530
2.625% due 12/31/2025	6,542	7,081
2.625% due 02/15/2029	12,188	13,186
2.875% due 05/15/2028 (l)	3,062	3,367
3.000% due 09/30/2025	10,979	12,055
3.000% due 10/31/2025	11,935	13,111

Total U.S. Treasury Obligations (Cost $176,563)		172,185

NON-AGENCY MORTGAGE-BACKED SECURITIES 5.5%

Adjustable Rate Mortgage Trust
0.509% due 08/25/2036 •	118	119
3.145% due 01/25/2036 ^~	602	540
3.201% due 09/25/2035 ^~	8	7

American Home Mortgage Investment Trust
6.000% due 03/25/2047 þ	165	153

Banc of America Funding Trust
0.531% due 04/20/2047 ^•	23	22
2.809% due 09/20/2034 ~	7	8
3.168% due 06/25/2034 ~	1	1

Banc of America Mortgage Trust
2.527% due 02/25/2034 ~	15	16
2.649% due 01/25/2035 ~	24	24
4.403% due 05/25/2033 ~	2	2

Bear Stearns Adjustable Rate Mortgage Trust
2.215% due 04/25/2033 ~	11	11

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.370% due 02/25/2036 •		$13	$14
2.519% due 02/25/2033 ~		1	1
2.559% due 01/25/2033 ~		223	231
2.756% due 01/25/2035 ~		2	2
2.766% due 08/25/2033 ~		16	16
3.121% due 11/25/2034 ~		8	8
3.136% due 11/25/2034 ~		1	1
3.488% due 07/25/2034 ~		33	32

Bear Stearns ALT-A Trust
0.449% due 12/25/2046 ^•		23	22
0.549% due 04/25/2035 •		31	31
0.609% due 01/25/2036 ^•		36	45
2.548% due 10/25/2035 ^~		339	324
3.243% due 11/25/2035 ^~		352	340
3.544% due 10/25/2033 ~		1	1

Chase Mortgage Finance Trust
2.866% due 12/25/2035 ^~		71	69
3.214% due 09/25/2036 ^~		65	60
6.000% due 11/25/2036 ^		131	89
6.000% due 12/25/2036		66	45

ChaseFlex Trust
0.409% due 07/25/2037 •		246	227

Citigroup Mortgage Loan Trust
3.056% due 08/25/2035 ^~		28	24
3.313% due 09/25/2037 ^~		278	275

Citigroup Mortgage Loan Trust, Inc.
3.012% due 08/25/2035 ~		10	11

Countrywide Alternative Loan Trust
0.349% due 12/25/2046 •		218	211
0.431% due 12/20/2035 •		258	250
0.449% due 11/25/2036 •		61	79
0.489% due 09/25/2046 ^•		365	354
0.509% due 08/25/2037 •		63	46
0.571% due 05/20/2046 ^•		21	18
0.669% due 02/25/2037 •		38	32
0.711% due 11/20/2035 •		33	32
0.749% due 11/25/2035 •		1,220	1,089
1.259% due 12/25/2035 •		38	37
1.659% due 08/25/2035 •		16	16
1.739% due 01/25/2036 •		78	78
5.500% due 07/25/2035 ^		1	1
5.500% due 11/25/2035		25	20
6.000% due 05/25/2037 ^		528	326
6.250% due 08/25/2036		670	551

Countrywide Home Loan Mortgage Pass-Through Trust
0.569% due 05/25/2035 •		91	81
0.769% due 02/25/2035 •		26	24
2.675% due 02/20/2035 ~		2	3
2.769% due 11/25/2034 ~		72	73
2.912% due 10/20/2034 ~		100	103
3.115% due 08/25/2034 ~		32	31

Credit Suisse First Boston Mortgage Securities Corp.
5.250% due 09/25/2035		1,352	1,312

Credit Suisse Mortgage Capital Certificates
3.482% due 08/26/2058 ~		1,123	1,124

Credit Suisse Mortgage Capital Mortgage-Backed Trust
5.750% due 03/25/2037 ^		82	66

Credit Suisse Mortgage Capital Trust
3.048% due 12/26/2059 ~		450	453
3.322% due 10/25/2058 ~		693	699

Deutsche ALT-A Securities, Inc. Mortgage Loan Trust
0.439% due 02/25/2036 •		863	872
0.609% due 02/25/2035 •		217	213
0.859% due 10/25/2047 •		1,094	1,033

Downey Savings & Loan Association Mortgage Loan Trust
0.300% due 10/19/2036 •		93	83

Eurohome UK Mortgages PLC
0.230% due 06/15/2044 •	GBP	108	145

European Loan Conduit
1.000% due 02/17/2030 •	EUR	490	577

FWD Securitization Trust
2.240% due 01/25/2050 ~		$754	769

GSR Mortgage Loan Trust
2.929% due 09/25/2035 ~		3	3
3.211% due 11/25/2035 ~		20	20

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2021	87

Schedule of Investments	PIMCO RAE PLUS Small Fund	(Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.500% due 01/25/2037		$74	$86
6.000% due 02/25/2036 ^		1,300	800
6.000% due 07/25/2037 ^		332	287

HarborView Mortgage Loan Trust
0.315% due 12/19/2036 •		268	251
0.350% due 12/19/2036 ^•		757	743
0.450% due 12/19/2036 ^•		52	49
0.550% due 05/19/2035 •		1,237	1,194
0.590% due 06/19/2035 •		351	351
3.321% due 06/19/2036 ^~		314	204

IndyMac Mortgage Loan Trust
0.289% due 02/25/2037 ^•		421	417
0.749% due 07/25/2045 •		21	19
3.501% due 06/25/2036 ~		740	730

JP Morgan Alternative Loan Trust
3.280% due 05/25/2036 ^~		359	275

JP Morgan Chase Commercial Mortgage Securities Trust
1.556% due 12/15/2031 •		377	374

JP Morgan Mortgage Trust
2.509% due 07/25/2035 ~		23	23
2.602% due 10/25/2036 ~		31	27
2.861% due 07/25/2035 ~		164	169
3.112% due 04/25/2037 ~		26	23
3.369% due 10/25/2036 ^~		182	161
5.750% due 01/25/2036 ^		11	7

Legacy Mortgage Asset Trust
1.892% due 10/25/2066 þ		986	987

Lehman XS Trust
0.368% due 08/25/2037 •		475	455
0.968% due 09/25/2047 •		330	334

Luminent Mortgage Trust
0.829% due 04/25/2036 •		186	169

MASTR Adjustable Rate Mortgages Trust
2.384% due 07/25/2035 ^~		56	54
2.766% due 10/25/2033 ~		263	225

Mellon Residential Funding Corp. Mortgage Pass-Through Trust
0.546% due 12/15/2030 •		9	8

Merrill Lynch Alternative Note Asset Trust
0.309% due 03/25/2037 •		2,058	803
0.409% due 03/25/2037 •		419	167

Merrill Lynch Mortgage Investors Trust
2.123% due 05/25/2033 ~		33	34
3.199% due 09/25/2035 ^~		169	159

Morgan Stanley Mortgage Loan Trust
2.077% due 06/25/2036 ~		9	9

Morgan Stanley Re-REMIC Trust
0.648% due 02/26/2037 •		155	147
5.250% due 05/26/2037 ~		121	94

Mortgage Equity Conversion Asset Trust
0.580% due 05/25/2042 •		599	570

New Residential Mortgage Loan Trust
2.750% due 11/25/2059 ~		414	432
3.500% due 10/25/2059 ~		373	394

Nomura Asset Acceptance Corp. Alternative Loan Trust
5.476% due 05/25/2035 ^þ		14	9

PHH Alternative Mortgage Trust
0.269% due 02/25/2037 •		981	778

Pretium Mortgage Credit Partners LLC
2.240% due 09/27/2060 «þ		500	500

Prime Mortgage Trust
6.000% due 06/25/2036 ^		113	111

Residential Accredit Loans, Inc. Trust
0.259% due 02/25/2037 •		369	354
0.279% due 01/25/2037 •		1,723	1,612
0.469% due 07/25/2036 •		1,135	633
0.479% due 08/25/2036 •		667	627
0.489% due 07/25/2036 •		665	686
0.489% due 09/25/2036 ^•		1,111	1,067
6.000% due 08/25/2036 ^		85	83

Ripon Mortgages PLC
0.860% due 08/20/2056 •	GBP	251	346

Structured Adjustable Rate Mortgage Loan Trust
0.409% due 10/25/2035 •		$5	5

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.409% due 08/25/2036 ^•		$201	$157
1.659% due 01/25/2035 ^•		6	6
2.578% due 02/25/2034 ~		4	4
3.303% due 11/25/2035 ^~		441	422

Structured Asset Mortgage Investments Trust
0.569% due 02/25/2036 ^•		471	429
0.669% due 02/25/2036 ^•		5	4
0.810% due 02/19/2035 •		11	11

Taurus UK DAC
0.000% due 05/17/2031 •	GBP	400	553

Thornburg Mortgage Securities Trust
1.529% due 06/25/2047 ^•		$473	412
1.529% due 06/25/2047 •		4	4

Towd Point Mortgage Funding
1.250% due 02/20/2054 •	GBP	1,032	1,429

Vericrest Opportunity Loan Transferee
2.116% due 04/25/2051 «þ		$500	500

WaMu Mortgage Pass-Through Certificates Trust
0.669% due 11/25/2045 •		25	25
1.069% due 07/25/2047 •		188	158
1.139% due 10/25/2046 ^•		2,024	1,908
1.957% due 08/25/2046 •		190	187
1.957% due 10/25/2046 •		29	28
1.960% due 12/25/2046 •		86	84
3.177% due 06/25/2037 ^~		58	57
3.180% due 02/25/2037 ^~		111	110

Washington Mutual Mortgage Pass-Through Certificates Trust
1.009% due 02/25/2047 ^•		902	826
2.100% due 02/25/2033 ~		1	1

Wells Fargo Alternative Loan Trust
3.080% due 07/25/2037 ^~		23	22
6.250% due 07/25/2037 ^		757	756

Wells Fargo Mortgage-Backed Securities Trust
2.810% due 12/25/2036 ^~		159	159

Total Non-Agency Mortgage-Backed Securities (Cost $36,596)			39,889

ASSET-BACKED SECURITIES 13.9%

Accredited Mortgage Loan Trust
0.579% due 09/25/2035 •		251	250

ACE Securities Corp. Home Equity Loan Trust
0.229% due 10/25/2036 •		3	2
1.909% due 10/25/2032 •		8	8

Adagio CLO DAC
0.720% due 10/15/2031 •	EUR	400	469

American Money Management Corp. CLO Ltd.
1.167% due 04/14/2029 •		$1,000	1,001

Ares European CLO
0.660% due 10/15/2030 •(b)	EUR	500	586

Argent Securities Trust
0.219% due 09/25/2036 •		$347	153

Argent Securities, Inc. Asset-Backed Pass-Through Certificates
1.189% due 01/25/2034 •		612	608

Armada Euro CLO DAC
0.720% due 07/15/2031 •	EUR	1,000	1,173

Asset-Backed Securities Corp. Home Equity Loan Trust
1.069% due 07/25/2035 •		$374	376

Atlas Senior Loan Fund Ltd.
1.094% due 04/20/2028 •		226	226
1.523% due 01/16/2030 •		250	250

Bain Capital Euro DAC
0.000% due 01/20/2032 «•(b)	EUR	500	587

Bayview Opportunity Master Fund Trust
3.475% due 06/28/2034 þ		$211	212

Bear Stearns Asset-Backed Securities Trust
0.269% due 08/25/2036 •		415	399
0.349% due 06/25/2047 •		1,267	1,261

Blackrock European CLO DAC
0.620% due 10/15/2031 •	EUR	800	938

Cairn CLO BV
0.600% due 04/30/2031 •		600	704

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Carrington Mortgage Loan Trust
0.369% due 02/25/2037 •		$2,061	$1,991

CIT Mortgage Loan Trust
1.459% due 10/25/2037 •		91	92

Citigroup Mortgage Loan Trust
0.259% due 12/25/2036 •		1,612	852
0.289% due 01/25/2037 •		2,022	1,715
0.309% due 05/25/2037 •		1,190	960
0.429% due 09/25/2036 •		2,505	2,123
0.629% due 03/25/2036 •		397	385

Citigroup Mortgage Loan Trust, Inc.
1.009% due 09/25/2035 ^•		828	816

Countrywide Asset-Backed Certificates
0.249% due 07/25/2037 ^•		751	733
0.249% due 12/25/2046 •		2,764	2,541
0.249% due 04/25/2047 •		382	373
0.259% due 05/25/2037 •		131	131
0.259% due 06/25/2047 ^•		369	367
0.289% due 06/25/2047 •		88	87
0.359% due 06/25/2047 •		618	590
0.509% due 08/25/2036 •		384	383
0.509% due 02/25/2037 •		278	266
0.649% due 03/25/2036 •		475	456
0.669% due 09/25/2036 •		160	160
0.709% due 06/25/2036 •		272	269
0.769% due 04/25/2036 •		149	149
0.889% due 01/25/2036 •		133	134

Countrywide Asset-Backed Certificates Trust
0.259% due 03/25/2047 ^•		715	705
0.299% due 06/25/2047 •		169	169
1.204% due 12/25/2034 •		111	111
1.234% due 12/25/2034 •		481	482

CVC Cordatus Loan Fund DAC
0.630% due 09/15/2031 •	EUR	400	474
0.650% due 10/15/2031 •		1,400	1,658

ECMC Group Student Loan Trust
1.109% due 07/25/2069 •		$401	407

Euro-Galaxy CLO DAC
0.620% due 04/24/2034 •	EUR	750	879

Fieldstone Mortgage Investment Trust
0.489% due 05/25/2036 •		$628	506

Figueroa CLO Ltd.
1.141% due 01/15/2027 •		31	31

First Franklin Mortgage Loan Trust
0.249% due 09/25/2036 •		228	227

Fremont Home Loan Trust
0.269% due 08/25/2036 •		4,710	2,040
0.769% due 01/25/2036 •		367	360
1.159% due 11/25/2034 •		2,241	2,239

Gallatin CLO Ltd.
1.274% due 01/21/2028 •		223	223

GSAA Home Equity Trust
0.349% due 06/25/2036 •		302	99

GSAMP Trust
0.159% due 12/25/2046 •		754	494
0.239% due 12/25/2046 •		1,124	756
0.259% due 12/25/2046 •		2,728	1,810
0.279% due 12/25/2036 •		1,498	935

Halcyon Loan Advisors Funding Ltd.
1.322% due 10/22/2025 •		20	20

Harvest CLO DAC
0.000% due 07/15/2031 (b)(e)	EUR	250	293
0.640% due 10/15/2031 •		700	821
0.680% due 10/20/2031 •(b)		1,200	1,407
0.760% due 07/15/2031 •(b)		600	704

Home Equity Mortgage Loan Asset-Backed Trust
0.319% due 04/25/2037 •		$141	118

HSI Asset Securitization Corp. Trust
0.269% due 05/25/2037 •		329	325
0.289% due 04/25/2037 •		837	686
0.329% due 12/25/2036 •		4,066	1,625

Invesco Euro CLO DAC
0.650% due 07/15/2031 •	EUR	250	293

JP Morgan Mortgage Acquisition Trust
0.409% due 07/25/2036 •		$309	183
0.409% due 03/25/2037 •		1,157	1,111

88	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

March 31, 2021

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Jubilee CLO BV
0.610% due 04/15/2030 •(b)	EUR	600	$704
0.650% due 04/15/2031 •		250	293

KKR CLO Ltd.
1.145% due 07/15/2030 •(b)		$700	700

KVK CLO Ltd.
1.134% due 01/14/2028 •		143	143

Laurelin DAC
0.720% due 10/20/2031 •(b)	EUR	700	821

LCM LP
1.197% due 07/20/2030 •(b)		$600	600

Legacy Mortgage Asset Trust
3.438% due 05/25/2059 þ		391	393
3.750% due 04/25/2059 þ		1,120	1,131

Long Beach Mortgage Loan Trust
0.409% due 05/25/2036 •		277	191
0.649% due 05/25/2046 •		1,642	762
1.084% due 04/25/2035 •		808	811

Man GLG Euro CLO DAC
0.680% due 10/15/2030 •	EUR	400	469
0.690% due 12/15/2031 •		700	829

Marble Point CLO Ltd.
1.222% due 10/15/2030 •(b)		$700	700

Massachusetts Educational Financing Authority
1.168% due 04/25/2038 •		71	71

MASTR Asset-Backed Securities Trust
0.159% due 01/25/2037 •		6,060	2,383
0.269% due 10/25/2036 •		1,460	970
0.319% due 05/25/2037 •		1,300	1,265
0.589% due 03/25/2036 •		235	191
0.689% due 12/25/2035 •		297	295

Merrill Lynch Mortgage Investors Trust
0.609% due 07/25/2037 •		917	314

MFA Trust
2.363% due 03/25/2060 þ		500	500

MidOcean Credit CLO
1.243% due 02/20/2031 •(b)		500	500

MKS CLO Ltd.
1.224% due 07/20/2030 •		250	250

Morgan Stanley ABS Capital, Inc. Trust
0.199% due 01/25/2037 •		736	456
0.239% due 01/25/2037 •		1,161	723
0.239% due 02/25/2037 •		3,581	2,650
0.244% due 11/25/2036 •		2,354	1,842
0.249% due 08/25/2036 •		1,986	1,272
0.269% due 09/25/2036 •		3,017	1,749
0.319% due 01/25/2037 •		1,060	666
0.324% due 03/25/2037 •		968	519
0.609% due 04/25/2036 •		1,173	1,093
1.039% due 07/25/2035 •		1,021	1,019
2.009% due 02/25/2047 •		642	609

Morgan Stanley Dean Witter Capital, Inc. Trust
1.089% due 02/25/2033 •		278	279

Morgan Stanley Home Equity Loan Trust
0.209% due 12/25/2036 •		1,102	678

Morgan Stanley Mortgage Loan Trust
0.279% due 11/25/2036 •		145	59
0.469% due 04/25/2037 •		173	75

Mountain Hawk CLO Ltd.
1.423% due 04/18/2025 •		18	18

Mountain View CLO Ltd.
1.731% due 04/15/2029 •		300	300

Nassau Ltd.
1.391% due 10/15/2029 •		1,154	1,154

Nomura Home Equity Loan, Inc. Home Equity Loan Trust
0.439% due 10/25/2036 ^•		698	205

NovaStar Mortgage Funding Trust
0.429% due 10/25/2036 •		1,047	825

Oak Hill European Credit Partners Designated Activity Co.
0.730% due 01/20/2032 •	EUR	300	351

Ocean Trails CLO
0.987% due 07/15/2028 •(b)		$300	300

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Option One Mortgage Loan Trust
0.249% due 01/25/2037 •		$692	$489

Ownit Mortgage Loan Trust
1.009% due 10/25/2036 ^•		160	162

OZLM Ltd.
1.214% due 05/16/2030 •		500	500

Popular ABS Mortgage Pass-Through Trust
0.439% due 07/25/2036 •		2,024	1,963

RAAC Trust
0.619% due 08/25/2036 •		138	140

Renaissance Home Equity Loan Trust
5.586% due 11/25/2036 þ		1,639	884

Residential Asset Mortgage Products Trust
0.784% due 11/25/2035 •		1,216	1,199

Residential Asset Securities Corp. Trust
0.409% due 08/25/2036 •		241	238

Securitized Asset-Backed Receivables LLC Trust
0.189% due 08/25/2036 •		1,084	474
0.589% due 07/25/2036 •		544	315
0.689% due 11/25/2035 •		467	467
0.829% due 10/25/2035 •		1,183	1,096
1.069% due 01/25/2036 ^•		1,030	918

SG Mortgage Securities Trust
0.249% due 10/25/2036 •		703	662

SLM Student Loan Trust
0.000% due 06/17/2024 •	EUR	7	8

Sound Point CLO Ltd.
1.101% due 01/23/2029 •(b)		$600	600
1.156% due 07/25/2030 •		550	550

Soundview Home Loan Trust
0.189% due 06/25/2037 •		296	239
0.309% due 06/25/2037 •		548	454
0.369% due 02/25/2037 •		618	239
0.574% due 02/25/2036 •		659	634
1.009% due 10/25/2037 •		1,717	1,515

St Paul’s CLO DAC
0.850% due 04/25/2030 •	EUR	250	294

Steele Creek CLO Ltd.
1.048% due 05/21/2029 •		$500	500

Structured Asset Investment Loan Trust
0.729% due 01/25/2036 •		423	410

Structured Asset Securities Corp. Mortgage Loan Trust
0.244% due 07/25/2036 •		272	267
0.279% due 12/25/2036 •		140	138

Telos CLO Ltd.
1.173% due 04/17/2028 •		250	250

Toro European CLO DAC
0.650% due 04/15/2030 •	EUR	400	469

Towd Point Mortgage Trust
1.109% due 05/25/2058 •		$360	364
1.109% due 10/25/2059 •		261	263
3.000% due 11/25/2059 ~		101	102
3.321% due 10/25/2057 ~		400	403

Venture CLO Ltd.
1.076% due 10/20/2028 •		400	400
1.221% due 08/28/2029 •		200	200

Vibrant CLO Ltd.
1.235% due 09/15/2030 •(b)		800	800

WaMu Asset-Backed Certificates WaMu Trust
0.349% due 05/25/2037 •		2,366	2,156

Wellfleet CLO Ltd.
1.074% due 04/20/2029 •		600	600

Total Asset-Backed Securities (Cost $93,733)			100,457

SOVEREIGN ISSUES 0.8%

Argentina Government International Bond
0.125% due 07/09/2030 þ		497	163
0.125% due 07/09/2035 þ		326	94

Autonomous City of Buenos Aires
39.106% (BADLARPP + 5.000%) due 01/23/2022 ~	ARS	2,474	17

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Israel Government International Bond
0.050% (MAKA5DAY) due 11/30/2021 ~	ILS	6,900	$2,064
4.125% due 01/17/2048		$225	260
5.500% due 01/31/2022	ILS	2,800	876

Provincia de Buenos Aires
37.932% due 05/31/2022	ARS	2,773	18

Saudi Government International Bond
3.450% due 02/02/2061		$1,100	1,015
4.000% due 04/17/2025		1,088	1,199
4.500% due 10/26/2046		300	331

Total Sovereign Issues (Cost $6,174)			6,037

		SHARES
PREFERRED SECURITIES 0.2%

BANKING & FINANCE 0.2%

JPMorgan Chase & Co.
3.682% (US0003M + 3.470%) due 04/30/2021 ~(g)		887,000	887
4.600% due 02/01/2025 •(g)		82,000	83

Stichting AK Rabobank Certificaten
6.500% due 12/29/2049 (g)		417,600	636

Total Preferred Securities (Cost $1,319)			1,606

		PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 7.9%

ARGENTINA TREASURY BILLS 0.0%
18.185% due 06/30/2021 - 09/13/2021 (d)(e)	ARS	45,965	324

ISRAEL TREASURY BILLS 0.1%
(0.001)% due 06/02/2021 - 03/02/2022 (d)(e)	ILS	2,300	688

U.S. TREASURY BILLS 7.8%
0.052% due 08/26/2021 (d)(e)(j)(l)		$56,100	56,096

Total Short-Term Instruments (Cost $57,107)			57,108

Total Investments in Securities (Cost $463,165)			473,690

		SHARES
INVESTMENTS IN AFFILIATES 37.0%

SHORT-TERM INSTRUMENTS 37.0%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 37.0%

PIMCO Short-Term Floating NAV Portfolio III		27,101,052	267,216

Total Short-Term Instruments (Cost $267,224)			267,216

Total Investments in Affiliates (Cost $267,224)			267,216

Total Investments 102.5% (Cost $730,389)			$740,906

Financial Derivative Instruments (i)(k) 33.8% (Cost or Premiums, net $1,504)			244,670

Other Assets and Liabilities, net (36.3)%			(262,408)

Net Assets 100.0%			$723,168

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2021	89

Schedule of Investments	PIMCO RAE PLUS Small Fund	(Cont.)

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
«	Security valued using significant unobservable inputs (Level 3).
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
(a)	Security is an Interest Only (“IO”) or IO Strip.
(b)	When-issued security.
(c)	Payment in-kind security.
(d)	Coupon represents a weighted average yield to maturity.
(e)	Zero coupon security.
(f)	Principal amount of security is adjusted for inflation.
(g)	Perpetual maturity; date shown, if applicable, represents next contractual call date.
(h)	Contingent convertible security.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

SHORT SALES:

Description	Coupon	Maturity Date	Principal Amount		Proceeds	Payable for Short Sales(1)
U.S. Government Agencies (0.2)%
Uniform Mortgage-Backed Security, TBA	3.000%	05/01/2051	$	500	$(524)	$(521)
Uniform Mortgage-Backed Security, TBA	5.000	05/01/2051		400	(443)	(443)

Sovereign Issues (0.2)%
Canada Government International Bond	2.750	12/01/2048	CAD	1,700	(1,612)	(1,593)

Total Short Sales (0.4)%					$(2,579)	$(2,557)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of March 31, 2021:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Payable for Short Sales(1)	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(2)
Master Securities Forward Transaction Agreement
TDM	$0	$0	$0	$(1,593)	$(1,593)	$0	$(1,593)

Total Borrowings and Other Financing Transactions	$0	$0	$0	$(1,593)

(1)	Payable for short sales includes $13 of accrued interest.
(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

The average amount of borrowings outstanding during the period ended March 31, 2021 was $(1,443) at a weighted average interest rate of (0.652%). Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(i)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
Euro-Bund 10-Year Bond June Futures	06/2021	56	$11,248	$4	$18	$(41)
U.S. Treasury 30-Year Bond June Futures	06/2021	13	2,010	(78)	0	(6)

				$(74)	$18	$(47)

90	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

March 31, 2021

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
U.S. Treasury 2-Year Note June Futures	06/2021	375	$(82,772)	$79	$18	$0
U.S. Treasury 5-Year Note June Futures	06/2021	68	(8,391)	15	11	0
U.S. Treasury 10-Year Note June Futures	06/2021	892	(116,796)	2,946	223	0
U.S. Treasury Ultra Long-Term Bond June Futures	06/2021	193	(34,975)	1,995	223	0
United Kingdom Long Gilt June Futures	06/2021	1	(176)	3	1	0

				$5,038	$476	$0

Total Futures Contracts				$4,964	$494	$(47)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(1)

Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2021(3)	Notional Amount(4)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
										Asset	Liability
Exelon Generation Co. LLC	1.000%	Quarterly	12/20/2024	0.731%	$	100	$1	$0	$1	$0	$0
Rolls-Royce PLC	1.000	Quarterly	06/20/2024	2.256	EUR	400	(25)	7	(18)	1	0

							$(24)	$7	$(17)	$1	$0

CREDIT DEFAULT SWAPS ON CREDIT INDICES - BUY PROTECTION(2)

Index/Tranches	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Notional Amount(4)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
								Asset	Liability
CDX.IG-35 5-Year Index	(1.000)%	Quarterly	12/20/2025	$700	$(17)	$0	$(17)	$0	$(1)
CDX.IG-36 5-Year Index	(1.000)	Quarterly	06/20/2026	1,300	(28)	(3)	(31)	0	(1)

					$(45)	$(3)	$(48)	$0	$(2)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(1)

Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(4)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
									Asset	Liability
CDX.EM-34 5-Year Index	1.000%	Quarterly	12/20/2025	$	2,000	$(73)	$(24)	$(97)	$6	$0
CDX.EM-35 5-Year Index	1.000	Quarterly	06/20/2026		3,300	(119)	(17)	(136)	9	0
CDX.HY-34 5-Year Index	5.000	Quarterly	06/20/2025		552	49	2	51	2	0
CDX.HY-35 5-Year Index	5.000	Quarterly	12/20/2025		1,500	133	5	138	7	0
CDX.HY-36 5-Year Index	5.000	Quarterly	06/20/2026		1,400	120	7	127	5	0
iTraxx Crossover 34 5-Year Index	5.000	Quarterly	12/20/2025	EUR	2,861	395	20	415	13	0
iTraxx Crossover 35 5-Year Index	5.000	Quarterly	06/20/2026		5,500	716	58	774	38	0

						$1,221	$51	$1,272	$80	$0

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Pay(6)	1-Day GBP-SONIO Compounded-OIS	0.250%	Annual	06/16/2031	GBP	8,900	$(750)	$75	$(675)	$0	$(48)
Receive(6)	1-Day GBP-SONIO Compounded-OIS	0.500	Annual	06/16/2051		9,000	1,654	(150)	1,504	118	0
Pay	1-Year BRL-CDI	3.700	Maturity	01/03/2022	BRL	281,800	(268)	14	(254)	18	0
Pay	3-Month CAD-Bank Bill	0.636	Semi-Annual	12/21/2023	CAD	9,500	13	(50)	(37)	0	(2)
Pay	3-Month CAD-Bank Bill	0.637	Semi-Annual	12/21/2023		19,000	27	(101)	(74)	0	(4)
Pay	3-Month CAD-Bank Bill	2.750	Semi-Annual	12/18/2048		1,300	236	(186)	50	0	(7)
Pay	3-Month CAD-Bank Bill	2.200	Semi-Annual	12/18/2049		400	33	(55)	(22)	0	(2)
Pay	3-Month CNY-CNREPOFIX	2.688	Quarterly	03/17/2026	CNY	9,400	0	(6)	(6)	2	0
Pay	3-Month CNY-CNREPOFIX	2.690	Quarterly	03/17/2026		12,900	3	(11)	(8)	2	0
Pay	3-Month CNY-CNREPOFIX	2.700	Quarterly	03/17/2026		12,900	4	(12)	(8)	2	0
Pay	3-Month CNY-CNREPOFIX	2.705	Quarterly	03/17/2026		12,900	5	(12)	(7)	2	0
Pay	3-Month CNY-CNREPOFIX	2.770	Quarterly	03/17/2026		12,900	11	(12)	(1)	2	0
Pay	3-Month CNY-CNREPOFIX	2.810	Quarterly	03/17/2026		25,700	29	(24)	5	5	0
Pay(6)	3-Month USD-LIBOR	2.500	Semi-Annual	12/15/2023	$	5,700	252	(26)	226	0	(3)
Pay(6)	3-Month USD-LIBOR	0.407	Semi-Annual	07/21/2024		25,700	0	(169)	(169)	0	(17)
Pay(6)	3-Month USD-LIBOR	0.370	Semi-Annual	08/04/2024		56,400	0	(463)	(463)	0	(38)
Receive	3-Month USD-LIBOR	2.569	Semi-Annual	10/23/2024		4,300	(362)	25	(337)	4	0

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2021	91

Schedule of Investments	PIMCO RAE PLUS Small Fund	(Cont.)

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Receive	3-Month USD-LIBOR	1.500%	Semi-Annual	12/18/2024	$	11,500	$(514)	$129	$(385)	$9	$0
Receive	3-Month USD-LIBOR	2.500	Semi-Annual	12/18/2024		3,200	(269)	34	(235)	3	0
Receive	3-Month USD-LIBOR	2.928	Semi-Annual	05/31/2025		15,400	(1,693)	207	(1,486)	9	0
Receive	3-Month USD-LIBOR	2.933	Semi-Annual	05/31/2025		3,400	(375)	46	(329)	2	0
Pay	3-Month USD-LIBOR	1.250	Semi-Annual	06/17/2025		7,200	234	(86)	148	0	(5)
Receive	3-Month USD-LIBOR	2.000	Semi-Annual	06/20/2025		4,000	(280)	64	(216)	3	0
Pay	3-Month USD-LIBOR	1.000	Semi-Annual	12/16/2025		15,900	402	(339)	63	0	(15)
Pay	3-Month USD-LIBOR	0.527	Semi-Annual	03/15/2026		34,300	(57)	(796)	(853)	0	(36)
Receive(6)	3-Month USD-LIBOR	2.750	Semi-Annual	12/15/2026		4,000	(210)	116	(94)	3	0
Pay	3-Month USD-LIBOR	1.750	Semi-Annual	12/18/2026		28,600	1,913	(908)	1,005	0	(39)
Pay	3-Month USD-LIBOR	0.705	Semi-Annual	02/15/2027		2,600	17	(97)	(80)	0	(3)
Pay	3-Month USD-LIBOR	0.730	Semi-Annual	02/15/2027		2,600	21	(97)	(76)	0	(3)
Pay	3-Month USD-LIBOR	0.739	Semi-Annual	02/15/2027		2,600	22	(96)	(74)	0	(4)
Pay	3-Month USD-LIBOR	0.740	Semi-Annual	02/15/2027		3,100	27	(116)	(89)	0	(4)
Pay	3-Month USD-LIBOR	1.250	Semi-Annual	06/17/2027		17,000	620	(622)	(2)	0	(24)
Receive	3-Month USD-LIBOR	2.500	Semi-Annual	12/20/2027		100	(12)	4	(8)	0	0
Pay(6)	3-Month USD-LIBOR	0.500	Semi-Annual	06/16/2028		17,400	(1,086)	(116)	(1,202)	0	(23)
Receive	3-Month USD-LIBOR	1.625	Semi-Annual	01/06/2030		1,500	(89)	90	1	2	0
Receive	3-Month USD-LIBOR	1.000	Semi-Annual	12/16/2030		41,400	127	2,673	2,800	56	0
Pay	3-Month USD-LIBOR	1.500	Semi-Annual	06/17/2050		1,900	(23)	(277)	(300)	0	(6)
Receive(6)	3-Month USD-LIBOR	1.250	Semi-Annual	06/16/2051		5,600	1,189	78	1,267	20	0
Pay(6)	6-Month AUD-LIBOR	2.000	Semi-Annual	06/16/2031	AUD	4,700	37	(3)	34	0	(34)
Pay(6)	6-Month EUR-EURIBOR	0.250	Annual	06/16/2031	EUR	9,700	(430)	41	(389)	0	(17)
Receive(6)	6-Month EUR-EURIBOR	0.000	Annual	06/16/2051		3,600	639	(51)	588	5	0
Pay	6-Month JPY-LIBOR	0.350	Semi-Annual	03/17/2051	JPY	739,000	(456)	78	(378)	0	(85)
Pay	UKRPI	3.490	Maturity	09/15/2028	GBP	1,500	117	(64)	53	2	0
Pay	UKRPI	3.593	Maturity	11/15/2028		300	29	(13)	16	0	0
Pay	UKRPI	3.595	Maturity	11/15/2028		1,300	128	(57)	71	2	0
Pay	UKRPI	3.603	Maturity	11/15/2028		200	20	(9)	11	0	0
Pay	UKRPI	3.400	Maturity	01/15/2030		24,400	821	(1,174)	(353)	0	(8)
Pay	UKRPI	3.480	Maturity	01/15/2030		3,300	159	(160)	(1)	0	(1)
Pay	UKRPI	3.415	Maturity	02/15/2030		500	16	(25)	(9)	0	0
Receive	UKRPI	3.397	Maturity	11/15/2030		400	0	21	21	0	0
Receive	UKRPI	3.445	Maturity	11/15/2030		700	(6)	36	30	0	0
Receive	UKRPI	3.510	Maturity	11/15/2030		300	(6)	16	10	0	0
Pay	UKRPI	3.217	Maturity	11/15/2040		700	(13)	(93)	(106)	0	(2)
Pay	UKRPI	3.272	Maturity	11/15/2040		500	3	(68)	(65)	0	(1)
Pay	UKRPI	3.273	Maturity	11/15/2040		700	5	(95)	(90)	0	(2)
Pay	UKRPI	3.340	Maturity	11/15/2040		500	19	(69)	(50)	0	(1)
Receive	UKRPI	3.000	Maturity	11/15/2050		300	12	76	88	1	0
Receive	UKRPI	3.051	Maturity	11/15/2050		500	(3)	132	129	3	0
Receive	UKRPI	3.143	Maturity	11/15/2050		200	(17)	55	38	1	0

							$1,925	$(2,698)	$(773)	$276	$(434)

Total Swap Agreements							$3,077	$(2,643)	$434	$357	$(436)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of March 31, 2021:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset			Market Value	Variation Margin Liability
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements	Total
Total Exchange-Traded or Centrally Cleared	$0	$494	$357	$851	$0	$(47)	$(436)	$(483)

(j)

Securities with an aggregate market value of $7,531 and cash of $4,074 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2021. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

92	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

March 31, 2021

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(6)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.

(k)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BOA	04/2021	BRL	4,932		$866	$0	$(11)
	04/2021	GBP	129		180	2	0
	04/2021		$892	BRL	4,932	0	(15)
	04/2021		2,137	CAD	2,696	8	0
	04/2021		13,674	EUR	11,642	0	(21)
	04/2021		244	RUB	18,670	3	0
	05/2021	BRL	4,932		$890	16	0
	05/2021	EUR	11,642		13,682	21	0
	05/2021		$3,446	COP	12,420,046	0	(57)
	06/2021		104	RUB	7,846	0	(1)
	06/2021		1,873	TRY	14,108	0	(244)
	06/2021		955	ZAR	14,231	0	0

BPS	04/2021	EUR	4,229		$5,043	84	0
	04/2021	GBP	181		251	2	0
	04/2021	TRY	6,397		788	20	0

BRC	08/2021		$18	MXN	372	0	0

CBK	04/2021	TRY	5,735		$705	17	0
	05/2021		$639	RUB	47,859	0	(10)
	06/2021	ILS	200		$61	1	0
	06/2021		$485	RUB	36,190	0	(11)
	06/2021		957	ZAR	14,231	0	(1)
	11/2021	ILS	6,902		$2,099	26	0
	01/2022		844		257	3	0
	03/2022		2,100		641	9	0

GLM	04/2021		$764	RUB	57,656	1	(5)

HUS	04/2021	BRL	3,741	EUR	559	0	(10)
	04/2021	CAD	2,059		$1,627	0	(11)
	04/2021	EUR	567	BRL	3,741	0	(1)
	04/2021		6,555		$7,819	132	0
	04/2021	GBP	3,077		4,291	49	0
	05/2021	EUR	1,252		1,471	2	0
	05/2021		$647	RUB	48,500	0	(9)
	06/2021		3,363	MXN	70,111	43	0
	06/2021		118	RUB	8,764	0	(3)
	06/2021		10,931	SGD	14,736	20	0
	06/2021		3,845	ZAR	59,411	143	0
	01/2022	ILS	2,111		$644	9	0

JPM	04/2021	MXN	79,060		3,835	0	(30)
	06/2021		$78	ZAR	1,197	2	0
	10/2021		3,759	MXN	79,060	31	0

MYI	04/2021	BRL	3,741	EUR	551	0	(18)
	04/2021	EUR	559	BRL	3,741	9	0
	04/2021		$658	JPY	72,498	0	(3)
	05/2021	EUR	550	BRL	3,741	18	0
	05/2021	JPY	72,498		$658	3	0

RBC	04/2021	CAD	1,012		803	0	(2)

SCX	04/2021	BRL	4,932		915	38	0
	04/2021	EUR	11,190		13,593	471	0
	04/2021	GBP	552		763	2	0
	04/2021	TRY	3,106		382	9	0

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2021	93

Schedule of Investments	PIMCO RAE PLUS Small Fund	(Cont.)

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
	04/2021		$866	BRL	4,932	$11	$0
	05/2021	EUR	11,190		$13,159	29	0
	06/2021	TWD	305,186		11,101	296	0
	06/2021		$3,516	IDR	51,171,695	0	(37)
	06/2021	ZAR	5,132		$340	0	(4)

SOG	04/2021	JPY	72,498		686	31	0

TOR	04/2021	CAD	20,294		16,031	0	(118)
	04/2021		$16,146	CAD	20,294	2	0
	05/2021	CAD	20,294		$16,147	0	(2)

UAG	04/2021	EUR	858		1,021	14	0
	04/2021		$3,865	MXN	79,060	0	0
	04/2021		263	RUB	20,034	1	0
	06/2021		239		17,897	0	(5)

Total Forward Foreign Currency Contracts						$1,578	$(629)

PURCHASED OPTIONS:

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount(1)	Cost	Market Value
UAG	Call - OTC USD versus TWD	TWD	28.490	01/25/2022	7,445	$45	$89

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Cost	Market Value
BRC	Call - OTC 2-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	0.350%	11/01/2021	56,000	$138	$181

NGF	Put - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.850	03/18/2024	57,000	547	614

							$685	$795

Total Purchased Options							$730	$884

WRITTEN OPTIONS:

CREDIT DEFAULT SWAPTIONS ON CREDIT INDICES

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
BOA	Put - OTC CDX.HY-36 5-Year Index	Sell	100.000%	06/16/2021	300	$ (1)	$(1)
	Call - OTC CDX.IG-35 5-Year Index	Buy	0.450	04/21/2021	1,100	0	0
	Put - OTC CDX.IG-35 5-Year Index	Sell	0.800	05/19/2021	1,200	(1)	0
	Put - OTC CDX.IG-35 5-Year Index	Sell	0.850	05/19/2021	1,100	(1)	0
	Put - OTC CDX.IG-35 5-Year Index	Sell	0.900	05/19/2021	2,100	(2)	0
	Put - OTC CDX.IG-35 5-Year Index	Sell	1.050	05/19/2021	300	0	0
	Put - OTC CDX.IG-35 5-Year Index	Sell	0.800	06/16/2021	1,500	(2)	(1)
	Put - OTC CDX.IG-35 5-Year Index	Sell	0.900	06/16/2021	1,100	(1)	0
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.750	04/21/2021	500	(1)	0
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.800	04/21/2021	500	(1)	0
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.800	06/16/2021	500	(1)	0

BPS	Put - OTC CDX.HY-35 5-Year Index	Sell	100.000	07/21/2021	200	(1)	(1)
	Call - OTC CDX.IG-35 5-Year Index	Buy	0.450	04/21/2021	2,500	(2)	0
	Put - OTC CDX.IG-35 5-Year Index	Sell	0.800	04/21/2021	1,100	(1)	0
	Put - OTC CDX.IG-35 5-Year Index	Sell	0.850	04/21/2021	2,900	(3)	0
	Put - OTC CDX.IG-35 5-Year Index	Sell	0.950	04/21/2021	1,300	(1)	0
	Put - OTC CDX.IG-35 5-Year Index	Sell	1.000	04/21/2021	300	0	0
	Put - OTC CDX.IG-35 5-Year Index	Sell	0.900	05/19/2021	1,100	(1)	0
	Call - OTC iTraxx Europe 34 5-Year Index	Buy	0.375	04/21/2021	800	0	0
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.750	04/21/2021	800	(1)	0
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.800	04/21/2021	2,000	(2)	0
	Call - OTC iTraxx Europe 34 5-Year Index	Buy	0.400	05/19/2021	800	0	0
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.700	05/19/2021	800	(1)	0
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.750	05/19/2021	2,000	(2)	(1)
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.800	05/19/2021	600	(1)	0

BRC	Call - OTC iTraxx Europe 34 5-Year Index	Buy	0.375	04/21/2021	2,300	(1)	0
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.750	04/21/2021	3,400	(5)	0
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.800	04/21/2021	4,400	(6)	0

94	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

March 31, 2021

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.700%	05/19/2021	3,000	$ (3)	$(1)
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.750	05/19/2021	1,000	(1)	0
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.800	05/19/2021	1,100	(1)	0
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.900	05/19/2021	600	(1)	0
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.800	06/16/2021	2,000	(2)	(1)
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.850	06/16/2021	1,300	(1)	(1)
	Call - OTC iTraxx Europe 34 5-Year Index	Buy	0.400	07/21/2021	2,000	(1)	(1)
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.750	07/21/2021	2,000	(3)	(2)

CBK	Put - OTC CDX.HY-35 5-Year Index	Sell	100.000	04/21/2021	300	(1)	0
	Put - OTC CDX.IG-35 5-Year Index	Sell	0.800	05/19/2021	1,100	(1)	0

DBL	Call - OTC CDX.IG-35 5-Year Index	Buy	0.450	04/21/2021	900	(1)	0

DUB	Put - OTC CDX.IG-35 5-Year Index	Sell	1.000	04/21/2021	500	(1)	0
	Put - OTC CDX.IG-35 5-Year Index	Sell	0.750	05/19/2021	1,500	(1)	0
	Put - OTC CDX.IG-35 5-Year Index	Sell	0.900	06/16/2021	800	(1)	0
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.750	04/21/2021	1,500	(2)	0
	Call - OTC iTraxx Europe 34 5-Year Index	Buy	0.400	05/19/2021	1,500	(1)	(1)
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.700	05/19/2021	1,500	(2)	(1)
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.750	05/19/2021	800	(1)	0
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.800	05/19/2021	700	(1)	0
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.850	06/16/2021	800	(1)	0

FBF	Put - OTC CDX.HY-35 5-Year Index	Sell	100.000	06/16/2021	200	(1)	(1)
	Put - OTC CDX.IG-35 5-Year Index	Sell	0.800	04/21/2021	1,200	(2)	0
	Call - OTC CDX.IG-35 5-Year Index	Buy	0.450	06/16/2021	1,200	(1)	(1)
	Put - OTC CDX.IG-35 5-Year Index	Sell	0.800	06/16/2021	1,200	(1)	(1)
	Put - OTC CDX.IG-35 5-Year Index	Sell	0.900	06/16/2021	1,200	(2)	0
	Put - OTC CDX.IG-36 5-Year Index	Sell	0.850	06/16/2021	1,300	(1)	(1)

GST	Put - OTC CDX.HY-35 5-Year Index	Sell	102.000	06/16/2021	200	(1)	(1)
	Call - OTC CDX.IG-35 5-Year Index	Buy	0.450	04/21/2021	1,200	(1)	0
	Put - OTC CDX.IG-35 5-Year Index	Sell	0.800	04/21/2021	600	(1)	0
	Put - OTC CDX.IG-35 5-Year Index	Sell	0.850	04/21/2021	2,800	(3)	0
	Put - OTC CDX.IG-35 5-Year Index	Sell	0.750	05/19/2021	2,000	(2)	(1)
	Put - OTC CDX.IG-35 5-Year Index	Sell	0.900	05/19/2021	1,100	(1)	0
	Put - OTC CDX.IG-35 5-Year Index	Sell	0.950	05/19/2021	1,100	(1)	0
	Put - OTC CDX.IG-35 5-Year Index	Sell	1.050	05/19/2021	600	(1)	0
	Put - OTC CDX.IG-36 5-Year Index	Sell	0.850	06/16/2021	1,100	(1)	(1)
	Put - OTC CDX.IG-36 5-Year Index	Sell	0.900	07/21/2021	1,100	(1)	(1)
	Call - OTC iTraxx Europe 34 5-Year Index	Buy	0.400	05/19/2021	500	0	0
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.700	05/19/2021	500	(1)	0
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.750	05/19/2021	1,000	(1)	0
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.800	05/19/2021	1,000	(1)	0
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.800	06/16/2021	1,000	(1)	(1)
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.850	06/16/2021	600	(1)	0
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.750	07/21/2021	1,000	(1)	(1)

MYC	Put - OTC CDX.IG-35 5-Year Index	Sell	0.800	05/19/2021	1,100	(1)	0
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.750	04/21/2021	1,500	(2)	0
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.900	05/19/2021	600	(1)	0

						$(97)	$(22)

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
GLM	Put - OTC USD versus MXN	MXN	19.120	12/16/2021	8,879	$(198)	$(103)
	Call - OTC USD versus MXN		23.100	12/16/2021	8,879	(162)	(197)

MYI	Put - OTC USD versus CNH	CNH	6.400	12/16/2021	7,785	(79)	(31)
	Call - OTC USD versus CNH		7.000	12/16/2021	7,785	(79)	(57)
	Put - OTC USD versus MXN	MXN	19.000	12/09/2021	6,692	(133)	(68)
	Call - OTC USD versus MXN		23.000	12/09/2021	6,692	(132)	(149)

UAG	Call - OTC USD versus TWD	TWD	29.500	01/25/2022	14,890	(45)	(90)

						$(828)	$(695)

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2021	95

Schedule of Investments	PIMCO RAE PLUS Small Fund	(Cont.)

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
BRC	Call - OTC 10-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.122%	11/01/2021	3,600	$(43)	$(22)
	Call - OTC 10-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.164	11/01/2021	7,500	(95)	(37)

NGF	Put - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.800	03/18/2024	114,100	(548)	(652)

							$(686)	$(711)

OPTIONS ON SECURITIES

Counterparty	Description	Strike Price	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
GSC	Put - OTC Fannie Mae, TBA 3.000% due 06/01/2051	$103.758	06/07/2021	300	$(1)	$(1)
	Put - OTC Fannie Mae, TBA 3.000% due 06/01/2051	103.895	06/07/2021	200	(1)	(1)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 04/01/2051	102.250	04/07/2021	1,000	(4)	(25)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 06/01/2051	101.172	06/07/2021	1,700	(10)	(10)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 06/01/2051	101.512	06/07/2021	1,000	(5)	(7)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 06/01/2051	101.586	06/07/2021	1,100	(7)	(7)

SAL	Put - OTC Fannie Mae, TBA 3.000% due 06/01/2051	103.914	06/07/2021	500	(2)	(2)
	Put - OTC Uniform Mortgage-Backed Security, TBA 1.500% due 04/01/2051	98.016	04/07/2021	1,000	(3)	(14)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 04/01/2051	98.953	04/07/2021	1,000	(4)	(1)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 04/01/2051	100.953	04/07/2021	1,000	(3)	0
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 04/01/2051	101.609	04/07/2021	500	(1)	0
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 04/01/2051	102.000	04/07/2021	1,000	(2)	(22)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 05/01/2051	98.688	05/06/2021	1,000	(4)	(5)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 05/01/2051	101.453	05/06/2021	1,000	(3)	(1)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 06/01/2051	99.375	06/07/2021	900	(7)	(9)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 06/01/2051	100.047	06/07/2021	2,500	(14)	(16)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 06/01/2051	100.375	06/07/2021	900	(6)	(4)
	Put - OTC Uniform Mortgage-Backed Security, TBA 3.000% due 05/01/2051	104.180	05/06/2021	400	(1)	(1)

					$(78)	$(126)

Total Written Options					$(1,689)	$(1,554)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(2)

Counterparty	Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(3)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(4)
								Asset	Liability
BOA	ABX.HE.AAA.6-2 Index	0.110%	Monthly	05/25/2046	$2,890	$(614)	$523	$0	$(91)

TOTAL RETURN SWAPS ON EQUITY INDICES

Counterparty	Pay/Receive(5)	Underlying Reference	# of Units	Financing Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
FAR	Receive	ERAUSST Index	29,829	0.243% (1-Month USD-LIBOR plus a specified spread)	Maturity	05/05/2021	$ 64,098	$0	$90,372	$90,372	$0
	Receive	ERAUSST Index	3,195	0.357% (1-Month USD-LIBOR plus a specified spread)	Maturity	05/26/2021	8,332	0	8,202	8,202	0

HUS	Receive	ERAUSST Index	2,770	0.328% (1-Month USD-LIBOR plus a specified spread)	Monthly	09/15/2021	15,570	0	(1,206)	0	(1,206)

JPM	Receive	ERAUSST Index	26,995	0.263% (1-Month USD-LIBOR plus a specified spread)	Maturity	05/12/2021	59,311	0	80,469	80,469	0
	Receive	ERAUSST Index	4,778	0.357% (1-Month USD-LIBOR plus a specified spread)	Maturity	05/26/2021	12,460	0	12,265	12,265	0

SOG	Receive	ERAUSST Index	19,212	0.356% (1-Month USD-LIBOR plus a specified spread)	Maturity	06/09/2021	45,360	0	54,068	54,068	0

UAG	Receive	ERAUSST Index	37,159	0.199% (1-Month USD-LIBOR plus a specified spread)	Monthly	08/25/2021	192,718	0	(31)	0	(31)
	Receive	ERAUSST Index	15,680	0.335% (1-Month USD-LIBOR plus a specified spread)	Monthly	09/15/2021	81,321	0	(25)	0	(25)

								$0	$244,114	$245,376	$(1,262)

Total Swap Agreements								$(614)	$244,637	$245,376	$(1,353)

96	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

March 31, 2021

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of March 31, 2021:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(6)
BOA	$50	$0	$0	$50	$(349)	$(2)	$(91)	$(442)	$(392)	$297	$(95)
BPS	106	0	0	106	0	(2)	0	(2)	104	0	104
BRC	0	181	0	181	0	(65)	0	(65)	116	0	116
CBK	56	0	0	56	(22)	0	0	(22)	34	0	34
DUB	0	0	0	0	0	(2)	0	(2)	(2)	0	(2)
FAR	0	0	98,574	98,574	0	0	0	0	98,574	(98,560)	14
FBF	0	0	0	0	0	(4)	0	(4)	(4)	0	(4)
GLM	1	0	0	1	(5)	(300)	0	(305)	(304)	346	42
GSC	0	0	0	0	0	(51)	0	(51)	(51)	0	(51)
GST	0	0	0	0	0	(6)	0	(6)	(6)	20	14
HUS	398	0	0	398	(34)	0	(1,206)	(1,240)	(842)	1,139	297
JPM	33	0	92,734	92,767	(30)	0	0	(30)	92,737	(92,721)	16
MYC	0	0	0	0	0	0	0	0	0	(300)	(300)
MYI	30	0	0	30	(21)	(305)	0	(326)	(296)	430	134
NGF	0	614	0	614	0	(652)	0	(652)	(38)	0	(38)
RBC	0	0	0	0	(2)	0	0	(2)	(2)	0	(2)
SAL	0	0	0	0	0	(75)	0	(75)	(75)	0	(75)
SCX	856	0	0	856	(41)	0	0	(41)	815	(850)	(35)
SOG	31	0	54,068	54,099	0	0	0	0	54,099	(54,030)	69
TOR	2	0	0	2	(120)	0	0	(120)	(118)	271	153
UAG	15	89	0	104	(5)	(90)	(56)	(151)	(47)	(8,980)	(9,027)

Total Over the Counter	$1,578	$884	$245,376	$247,838	$(629)	$(1,554)	$(1,353)	$(3,536)

(l)

Securities with an aggregate market value of $2,503 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of March 31, 2021.

(1)	Notional Amount represents the number of contracts.
(2)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)

Receive represents that the Fund receives payments for any positive net return on the underlying reference. The Fund makes payments for any negative net return on such underlying reference. Pay represents that the Fund receives payments for any negative net return on the underlying reference. The Fund makes payments for any positive net return on such underlying reference.

(6)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2021	97

Schedule of Investments	PIMCO RAE PLUS Small Fund	(Cont.)

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2021:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$494	$494
Swap Agreements	0	81	0	0	276	357

	$0	$81	$0	$0	$770	$851

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$1,578	$0	$1,578
Purchased Options	0	0	0	89	795	884
Swap Agreements	0	0	245,376	0	0	245,376

	$0	$0	$245,376	$1,667	$795	$247,838

	$0	$81	$245,376	$1,667	$1,565	$248,689

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$47	$47
Swap Agreements	0	2	0	0	434	436

	$0	$2	$0	$0	$481	$483

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$629	$0	$629
Written Options	0	22	0	695	837	1,554
Swap Agreements	0	91	1,262	0	0	1,353

	$0	$113	$1,262	$1,324	$837	$3,536

	$0	$115	$1,262	$1,324	$1,318	$4,019

The effect of Financial Derivative Instruments on the Statements of Operations for the year ended March 31, 2021:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$(192)	$(192)
Written Options	0	0	0	0	194	194
Futures	0	0	0	0	9,638	9,638
Swap Agreements	0	(2,315)	0	0	(3,950)	(6,265)

	$0	$(2,315)	$0	$0	$5,690	$3,375

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(4,770)	$0	$(4,770)
Purchased Options	0	0	0	(55)	3,448	3,393
Written Options	0	223	0	55	(2,946)	(2,668)
Swap Agreements	0	151	347,257	0	(2)	347,406

	$0	$374	$347,257	$(4,770)	$500	$343,361

	$0	$(1,941)	$347,257	$(4,770)	$6,190	$346,736

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$97	$97
Futures	0	0	0	0	6,098	6,098
Swap Agreements	0	121	0	0	1,097	1,218

	$0	$121	$0	$0	$7,292	$7,413

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$1,992	$0	$1,992
Purchased Options	0	0	0	44	(3,285)	(3,241)
Written Options	0	80	0	133	4,164	4,377
Swap Agreements	0	1	277,173	0	0	277,174

	$0	$81	$277,173	$2,169	$879	$280,302

	$0	$202	$277,173	$2,169	$8,171	$287,715

98	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

March 31, 2021

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2021 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2021
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$0	$37,098	$0	$37,098
Industrials	0	22,315	0	22,315
Utilities	0	7,071	0	7,071
Municipal Bonds & Notes
Illinois	0	98	0	98
Iowa	0	10	0	10
Washington	0	1,047	0	1,047
U.S. Government Agencies	0	28,769	0	28,769
U.S. Treasury Obligations	0	172,185	0	172,185
Non-Agency Mortgage-Backed Securities	0	38,889	1,000	39,889
Asset-Backed Securities	0	99,870	587	100,457
Sovereign Issues	0	6,037	0	6,037
Preferred Securities
Banking & Finance	0	1,606	0	1,606
Short-Term Instruments
Argentina Treasury Bills	0	324	0	324
Israel Treasury Bills	0	688	0	688
U.S. Treasury Bills	0	56,096	0	56,096

	$0	$472,103	$1,587	$473,690

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$267,216	$0	$0	$267,216

Total Investments	$267,216	$472,103	$1,587	$740,906

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2021
Short Sales, at Value - Liabilities
Sovereign Issues	$0	$(1,593)	$0	$(1,593)
U.S. Government Agencies	0	(964)	0	(964)

	$0	$(2,557)	$0	$(2,557)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	494	357	0	851
Over the counter	0	247,838	0	247,838

	$494	$248,195	$0	$248,689

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(47)	(436)	0	(483)
Over the counter	0	(3,536)	0	(3,536)

	$(47)	$(3,972)	$0	$(4,019)

Total Financial Derivative Instruments	$447	$244,223	$0	$244,670

Totals	$267,663	$713,769	$1,587	$983,019

There were no significant transfers into or out of Level 3 during the period ended March 31, 2021.

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2021	99

Schedule of Investments	PIMCO RAE Worldwide Long/Short PLUS Fund

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 79.3%

CORPORATE BONDS & NOTES 12.3%

BANKING & FINANCE 7.8%

AerCap Ireland Capital DAC
3.300% due 01/23/2023		$400	$415
4.125% due 07/03/2023		2,047	2,173

American Tower Corp.
1.000% due 01/15/2032	EUR	1,800	2,116
3.800% due 08/15/2029		$1,686	1,838

Argentum Netherlands BV for Swiss Re Ltd.
5.750% due 08/15/2050 •		1,200	1,346

ASR Nederland NV
5.125% due 09/29/2045 •	EUR	300	418

Aviation Capital Group LLC
2.875% due 01/20/2022		$483	490
4.375% due 01/30/2024		120	128

Avolon Holdings Funding Ltd.
5.125% due 10/01/2023		1,446	1,543

Banco Bilbao Vizcaya Argentaria S.A.
5.875% due 09/24/2023 •(g)(h)	EUR	600	751

Banco BTG Pactual S.A.
4.500% due 01/10/2025		$1,745	1,786

Bank of America Corp.
3.974% due 02/07/2030 •		1,446	1,607

Barclays Bank PLC
10.179% due 06/12/2021		1,988	2,022

Barclays PLC
1.574% (US0003M + 1.380%) due 05/16/2024 ~		2,529	2,566
4.972% due 05/16/2029 •		800	921
7.125% due 06/15/2025 •(g)(h)	GBP	1,142	1,777
8.000% due 06/15/2024 •(g)(h)		$872	968

CIT Group, Inc.
5.000% due 08/15/2022		61	64

Citigroup, Inc.
1.214% (US0003M + 1.023%) due 06/01/2024 ~		1,868	1,893

Cooperatieve Rabobank UA
6.625% due 06/29/2021 •(g)(h)	EUR	1,600	1,906

Country Garden Holdings Co. Ltd.
7.125% due 01/27/2022		$300	311

Credit Suisse Group AG
3.750% due 03/26/2025		1,000	1,079
6.375% due 08/21/2026 •(g)(h)		872	929
7.500% due 07/17/2023 •(g)(h)		940	996

Danske Bank A/S
1.244% (US0003M + 1.060%) due 09/12/2023 ~		1,100	1,110

Deutsche Bank AG
1.375% due 09/03/2026 •	EUR	400	483
1.384% (US0003M + 1.190%) due 11/16/2022 ~		$963	966
1.420% (US0003M + 1.230%) due 02/27/2023 ~		2,529	2,548
1.625% due 01/20/2027	EUR	700	857
1.750% due 01/17/2028		100	123
3.547% due 09/18/2031 •		$3,450	3,567
3.961% due 11/26/2025 •		200	217
4.250% due 10/14/2021		2,228	2,270

Discover Bank
4.650% due 09/13/2028		1,544	1,766

Doric Nimrod Air Finance Alpha Ltd. Pass-Through Trust
5.125% due 11/30/2024		281	280

Equinix, Inc.
1.550% due 03/15/2028		700	670

Equitable Holdings, Inc.
4.350% due 04/20/2028		603	676

Fairfax Financial Holdings Ltd.
2.750% due 03/29/2028	EUR	604	769

Ford Motor Credit Co. LLC
1.048% (US0003M + 0.810%) due 04/05/2021 ~		$872	872

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
1.276% (US0003M + 1.080%) due 08/03/2022 ~		$300	$297
1.429% (US0003M + 1.235%) due 02/15/2023 ~		500	495
1.463% (US0003M + 1.270%) due 03/28/2022 ~		1,142	1,135

General Motors Financial Co., Inc.
1.228% (US0003M + 0.990%) due 01/05/2023 ~		61	62
1.509% (US0003M + 1.310%) due 06/30/2022 ~		240	243

Goldman Sachs Group, Inc.
4.223% due 05/01/2029 •		1,446	1,623

HSBC Holdings PLC
1.189% (US0003M + 1.000%) due 05/18/2024 ~		400	404
2.848% due 06/04/2031 •		600	601
4.292% due 09/12/2026 •		400	443

International Lease Finance Corp.
5.875% due 08/15/2022		120	128

Lloyds Banking Group PLC
4.550% due 08/16/2028		1,200	1,368
4.947% due 06/27/2025 •(g)(h)	EUR	200	256
7.500% due 09/27/2025 •(g)(h)		$872	998
7.625% due 06/27/2023 •(g)(h)	GBP	925	1,392

Mizuho Financial Group, Inc.
3.477% due 04/12/2026		$1,678	1,830

Nationwide Building Society
4.363% due 08/01/2024 •		1,008	1,089

Natwest Group PLC
1.751% (US0003M + 1.550%) due 06/25/2024 ~		1,074	1,098
4.519% due 06/25/2024 •		1,074	1,160
4.892% due 05/18/2029 •		2,468	2,815
8.000% due 08/10/2025 •(g)(h)		872	1,024
8.625% due 08/15/2021 •(g)(h)		872	895

Navient Corp.
6.625% due 07/26/2021		120	122
7.250% due 01/25/2022		240	249

Nissan Motor Acceptance Corp.
1.900% due 09/14/2021		61	61
2.600% due 09/28/2022		782	801
2.650% due 07/13/2022		61	62
3.650% due 09/21/2021		603	611

Nomura Holdings, Inc.
2.648% due 01/16/2025		1,612	1,668

NTT Finance Corp.
1.900% due 07/21/2021		500	503

OneMain Finance Corp.
6.125% due 05/15/2022		120	126

Santander UK Group Holdings PLC
4.796% due 11/15/2024 •		1,476	1,625
6.750% due 06/24/2024 •(g)(h)	GBP	900	1,349

Standard Chartered PLC
1.383% (US0003M + 1.200%) due 09/10/2022 ~		$1,868	1,876

Sumitomo Mitsui Financial Group, Inc.
3.040% due 07/16/2029		1,678	1,746

Sunac China Holdings Ltd.
8.350% due 04/19/2023		1,200	1,250

UBS AG
5.125% due 05/15/2024 (h)		2,348	2,590

UniCredit SpA
6.572% due 01/14/2022		1,812	1,889

Wells Fargo & Co.
0.625% due 03/25/2030	EUR	2,100	2,451
0.625% due 08/14/2030		1,200	1,396
1.741% due 05/04/2030 •		3,600	4,577
3.000% due 02/19/2025		$542	577

WPC Eurobond BV
2.250% due 04/09/2026	EUR	1,745	2,230

			94,332

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INDUSTRIALS 3.4%

Aker BP ASA
2.875% due 01/15/2026		$450	$465

Bacardi Ltd.
2.750% due 07/15/2026		100	104
4.700% due 05/15/2028		300	344

BAT Capital Corp.
3.222% due 08/15/2024		61	65

BAT International Finance PLC
1.668% due 03/25/2026		1,200	1,189
3.950% due 06/15/2025		120	131

Boeing Co.
2.750% due 02/01/2026		700	721

Bristol-Myers Squibb Co.
3.400% due 07/26/2029		1,446	1,582

Broadcom, Inc.
2.450% due 02/15/2031		700	661
3.500% due 02/15/2041		400	384
3.750% due 02/15/2051		200	192

Caterpillar, Inc.
2.600% due 09/19/2029		1,566	1,613

Charter Communications Operating LLC
1.855% (US0003M + 1.650%) due 02/01/2024 ~		2,108	2,167
4.908% due 07/23/2025		2,348	2,663

Cheniere Corpus Christi Holdings LLC
3.700% due 11/15/2029		700	739

Comcast Corp.
4.150% due 10/15/2028		1,385	1,586

CSN Resources S.A.
7.625% due 02/13/2023		200	208

DAE Funding LLC
1.625% due 02/15/2024		900	899
2.625% due 03/20/2025		400	404
3.375% due 03/20/2028		500	498

Dell International LLC
4.900% due 10/01/2026		100	114
5.300% due 10/01/2029		300	351
5.850% due 07/15/2025		100	117

Energy Transfer Operating LP
4.250% due 03/15/2023		240	253

Fairstone Financial, Inc.
7.875% due 07/15/2024		422	444

IHO Verwaltungs GmbH (3.625% Cash or 4.375% PIK)
3.625% due 05/15/2025 (c)	EUR	1,324	1,583

IHO Verwaltungs GmbH (6.375% Cash or 7.125% PIK)
6.375% due 05/15/2029 (c)		$2,348	2,574

Imperial Brands Finance PLC
3.125% due 07/26/2024		2,588	2,737
3.500% due 07/26/2026		200	214

INEOS Finance PLC
2.125% due 11/15/2025	EUR	1,625	1,889

Micron Technology, Inc.
5.327% due 02/06/2029		$843	993

MPLX LP
2.650% due 08/15/2030		800	785

Nakilat, Inc.
6.067% due 12/31/2033		904	1,119

Nissan Motor Co. Ltd.
3.043% due 09/15/2023		800	837
3.522% due 09/17/2025		1,500	1,590
4.345% due 09/17/2027		1,800	1,959
4.810% due 09/17/2030		800	878

Perrigo Finance Unlimited Co.
3.150% due 06/15/2030		800	786

Pfizer, Inc.
3.450% due 03/15/2029		1,446	1,589

Sands China Ltd.
5.125% due 08/08/2025		1,746	1,956

Saudi Arabian Oil Co.
3.250% due 11/24/2050		800	725

Sprint Spectrum Co. LLC
3.360% due 03/20/2023		50	50

100	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

March 31, 2021

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

T-Mobile USA, Inc.
2.050% due 02/15/2028	$800	$785

		40,943

UTILITIES 1.1%

American Water Capital Corp.
3.450% due 06/01/2029	1,446	1,571

AT&T, Inc.
2.250% due 02/01/2032	400	381

Edison International
5.750% due 06/15/2027	542	633

Pacific Gas & Electric Co.
1.573% (US0003M + 1.375%) due 11/15/2021 ~	4,200	4,208
4.550% due 07/01/2030	800	868

Petrobras Global Finance BV
5.093% due 01/15/2030	174	181

Rio Oil Finance Trust
9.250% due 07/06/2024	139	155

Southern California Edison Co.
3.650% due 03/01/2028	1,145	1,249

Southern Co. Gas Capital Corp.
1.750% due 01/15/2031	1,900	1,752

Sprint Communications, Inc.
6.000% due 11/15/2022	120	129
11.500% due 11/15/2021	181	192

Sprint Corp.
7.125% due 06/15/2024	301	347
7.250% due 09/15/2021	662	680
7.875% due 09/15/2023	662	758

		13,104

Total Corporate Bonds & Notes (Cost $143,066)		148,379

MUNICIPAL BONDS & NOTES 0.0%

ILLINOIS 0.0%

Chicago, Illinois General Obligation Bonds, Series 2015
7.750% due 01/01/2042	90	100

Total Municipal Bonds & Notes (Cost $88)		100

U.S. GOVERNMENT AGENCIES 5.8%

Fannie Mae
5.741% due 03/25/2041 •(a)	2,218	376
6.591% due 03/25/2036 •(a)	992	166
26.125% due 12/25/2036 •	60	91

Freddie Mac
4.000% due 01/01/2048 - 03/01/2049	2,887	3,105
6.364% due 07/15/2036 •(a)	1,180	216
6.594% due 04/15/2036 •(a)	254	35

Ginnie Mae
1.336% due 04/20/2068 •	1,333	1,345
2.125% due 11/20/2044 •	617	641

Ginnie Mae, TBA
5.000% due 04/01/2051	5,400	5,912

Uniform Mortgage-Backed Security
3.500% due 06/01/2045 - 08/01/2049	21,279	22,555

Uniform Mortgage-Backed Security, TBA
2.000% due 06/01/2051	6,091	6,056
4.500% due 04/01/2051	26,700	29,070

Total U.S. Government Agencies (Cost $68,110)		69,568

U.S. TREASURY OBLIGATIONS 32.2%

U.S. Treasury Bonds
1.375% due 11/15/2040	7,700	6,552
3.000% due 08/15/2048	240	269
3.000% due 02/15/2049	13,401	15,061
4.625% due 02/15/2040	782	1,079

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

U.S. Treasury Inflation Protected Securities (f)
0.125% due 02/15/2051		$7,233	$7,282
0.250% due 02/15/2050		1,831	1,918
0.625% due 02/15/2043		700	792
0.750% due 02/15/2045		1,333	1,545
1.000% due 02/15/2046		2,792	3,425
1.375% due 02/15/2044		13,365	17,490

U.S. Treasury Notes
0.375% due 12/31/2025 (k)		2,900	2,832
0.375% due 01/31/2026		7,400	7,217
0.500% due 02/28/2026 (m)		12,200	11,963
1.500% due 10/31/2024 (k)		17,591	18,197
1.625% due 02/15/2026 (k)(m)		3,400	3,517
1.750% due 05/15/2023 (k)(m)		2,330	2,407
1.750% due 12/31/2024 (k)		9,900	10,330
2.000% due 07/31/2022 (k)		54,705	56,090
2.125% due 08/15/2021 (m)		181	182
2.250% due 12/31/2023 (k)(m)		2,700	2,845
2.375% due 05/15/2029 (m)		4,800	5,102
2.625% due 12/31/2025		7,439	8,051
2.625% due 02/15/2029		162,400	175,700
2.875% due 05/15/2028		9,593	10,548
3.000% due 09/30/2025 (k)		15,247	16,742

Total U.S. Treasury Obligations (Cost $368,026)			387,136

NON-AGENCY MORTGAGE-BACKED SECURITIES 9.2%

ACRES Commercial Realty Corp.
2.608% due 04/17/2037 •		3,350	3,358

Adjustable Rate Mortgage Trust
3.145% due 01/25/2036 ^~		1,348	1,210
3.201% due 09/25/2035 ^~		17	16

American Home Mortgage Investment Trust
6.000% due 03/25/2047 þ		369	342

Avon Finance PLC
0.949% due 09/20/2048 •	GBP	9,124	12,606

Banc of America Funding Trust
0.531% due 04/20/2047 ^•		$51	50
2.809% due 09/20/2034 ~		17	17

BCAP LLC Trust
5.250% due 04/26/2037		73	54

BDS Ltd.
1.406% due 09/15/2035 •		5,100	5,128

Bear Stearns Adjustable Rate Mortgage Trust
2.215% due 04/25/2033 ~		24	25
2.519% due 02/25/2033 ~		3	3
2.559% due 01/25/2033 ~		499	517
2.756% due 01/25/2035 ~		5	5
2.766% due 08/25/2033 ~		36	37
2.876% due 02/25/2034 ~		5	5
3.488% due 07/25/2034 ~		73	72

Bear Stearns ALT-A Trust
0.609% due 01/25/2036 ^•		80	100
2.762% due 05/25/2035 ~		29	30
3.544% due 10/25/2033 ~		3	3

Citigroup Mortgage Loan Trust, Inc.
1.940% due 09/25/2035 •		3	3

Countrywide Alternative Loan Trust
0.289% due 05/25/2047 •		163	156
0.431% due 12/20/2035 •		579	559
0.449% due 11/25/2036 •		6	8
0.509% due 08/25/2037 •		141	104
0.749% due 11/25/2035 •		2,732	2,440
1.259% due 12/25/2035 •		89	85
5.500% due 11/25/2035		57	46
6.250% due 08/25/2036		1,500	1,234

Countrywide Home Loan Mortgage Pass-Through Trust
0.769% due 02/25/2035 •		20	19
3.023% due 09/25/2047 ^~		2	2
3.115% due 08/25/2034 ~		26	26

Credit Suisse First Boston Mortgage Securities Corp.
0.798% due 03/25/2032 ~		8	7

Credit Suisse Mortgage Capital Certificates
3.482% due 08/26/2058 ~		1,731	1,733

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Credit Suisse Mortgage Capital Trust
3.048% due 12/26/2059 ~		$755	$760
3.322% due 10/25/2058 ~		1,552	1,565

Deutsche ALT-A Securities, Inc. Mortgage Loan Trust
0.859% due 10/25/2047 •		2,452	2,314

Eurohome UK Mortgages PLC
0.230% due 06/15/2044 •	GBP	241	325

FWD Securitization Trust
2.240% due 01/25/2050 ~		$1,557	1,587

GCAT LLC
2.981% due 09/25/2025 þ		2,139	2,164

GSR Mortgage Loan Trust
2.873% due 11/25/2035 ~		4	4
6.000% due 03/25/2032		1	1

HarborView Mortgage Loan Trust
0.315% due 12/19/2036 •		601	563
0.330% due 07/19/2047 •		2,901	2,800

Hawksmoor Mortgages
1.100% due 05/25/2053 •	GBP	4,133	5,719

IndyMac Mortgage Loan Trust
0.589% due 07/25/2035 •		$2	2
0.749% due 07/25/2045 •		46	41

JP Morgan Mortgage Trust
3.112% due 04/25/2037 ~		59	53

Lehman XS Trust
0.289% due 12/25/2036 •		1,317	1,356
0.368% due 08/25/2037 •		1,064	1,019

Luminent Mortgage Trust
3.143% due 04/25/2036 ~		4,516	4,088

MASTR Adjustable Rate Mortgages Trust
0.319% due 04/25/2046 •		5	4
2.766% due 10/25/2033 ~		590	505

Merrill Lynch Alternative Note Asset Trust
0.309% due 03/25/2037 •		4,609	1,799

Merrill Lynch Mortgage Investors Trust
0.609% due 11/25/2035 •		195	194
2.123% due 05/25/2033 ~		61	62

Merrill Lynch Mortgage-Backed Securities Trust
3.055% due 04/25/2037 ^~		13	13

New Residential Mortgage Loan Trust
2.750% due 07/25/2059 ~		2,165	2,260
3.500% due 10/25/2059 ~		685	725

PHH Alternative Mortgage Trust
0.269% due 02/25/2037 •		2,197	1,744

Residential Accredit Loans, Inc. Trust
0.279% due 01/25/2037 •		2,321	2,171

Ripon Mortgages PLC
0.860% due 08/20/2056 •	GBP	13,222	18,258

Sequoia Mortgage Trust
0.697% due 03/20/2035 •		$7	6
2.206% due 01/20/2047 ^~		6	5

Structured Adjustable Rate Mortgage Loan Trust
3.303% due 11/25/2035 ^~		987	945

Structured Asset Mortgage Investments Trust
0.810% due 02/19/2035 •		24	24

Taurus UK DAC
0.899% due 05/17/2031 •	GBP	500	691

Thornburg Mortgage Securities Trust
1.529% due 06/25/2047 ^•		$8	8

Towd Point Mortgage Funding
0.951% due 07/20/2045 •	GBP	5,811	8,034
1.250% due 02/20/2054 •		1,689	2,339

Towd Point Mortgage Funding PLC
1.058% due 10/20/2051 •		1,982	2,750

WaMu Mortgage Pass-Through Certificates Trust
1.069% due 07/25/2047 •		$420	353
1.139% due 10/25/2046 ^•		4,534	4,274
1.960% due 12/25/2046 •		194	188
2.575% due 01/25/2037 ^~		3	3
2.736% due 12/25/2036 ^~		3	3
3.129% due 04/25/2037 ^~		9	8

Washington Mutual Mortgage Pass-Through Certificates Trust
1.009% due 02/25/2047 ^•		2,021	1,850
1.229% due 05/25/2046 ^•		4	4
2.100% due 02/25/2033 ~		2	1

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2021	101

Schedule of Investments	PIMCO RAE Worldwide Long/Short PLUS Fund	(Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Wells Fargo Alternative Loan Trust
3.080% due 07/25/2037 ^~		$53	$50
6.250% due 07/25/2037 ^		1,697	1,693

Wells Fargo Commercial Mortgage Trust
3.244% due 12/15/2047		5,400	5,651

Total Non-Agency Mortgage-Backed Securities (Cost $104,565)			110,976

ASSET-BACKED SECURITIES 9.9%

ACE Securities Corp. Home Equity Loan Trust
1.909% due 10/25/2032 •		17	17

Argent Securities Trust
0.219% due 09/25/2036 •		778	342

Argent Securities, Inc. Asset-Backed Pass-Through Certificates
1.189% due 01/25/2034 •		1,371	1,362

Assurant CLO Ltd.
1.474% due 10/20/2029 •		1,100	1,100

Bayview Opportunity Master Fund Trust
3.475% due 06/28/2034 þ		471	474

Carrington Mortgage Loan Trust
0.369% due 02/25/2037 •		4,615	4,459
1.344% due 10/20/2029 •		3,100	3,102
1.453% due 10/17/2029 •		1,700	1,701
1.463% due 10/17/2029 •		3,300	3,301

Citigroup Mortgage Loan Trust
0.259% due 12/25/2036 •		3,609	1,908
0.429% due 09/25/2036 •		4,386	3,716

Countrywide Asset-Backed Certificates
0.249% due 07/25/2037 ^•		1,683	1,643
0.249% due 12/25/2046 •		6,191	5,692
0.259% due 06/25/2047 ^•		828	823
0.359% due 01/25/2046 ^•		5,813	5,610
0.359% due 06/25/2047 •		1,385	1,323
0.509% due 08/25/2036 •		860	857
0.509% due 02/25/2037 •		568	544
0.669% due 09/25/2036 •		358	358
0.709% due 06/25/2036 •		607	602

Countrywide Asset-Backed Certificates Trust
0.259% due 03/25/2047 ^•		1,601	1,578
0.299% due 06/25/2047 •		379	377
1.204% due 12/25/2034 •		249	249
1.234% due 12/25/2034 •		1,077	1,080

Crown Point CLO Ltd.
1.163% due 07/17/2028 •		2,176	2,176

Evans Grove CLO Ltd.
1.111% due 05/28/2028 •		1,088	1,089

Fremont Home Loan Trust
0.769% due 01/25/2036 •		675	661

Galaxy CLO Ltd.
1.441% due 10/15/2030 •		1,000	1,000

GLS Auto Receivables Issuer Trust
2.170% due 02/15/2024		1,271	1,282
2.580% due 07/17/2023		531	535
3.370% due 01/17/2023		12	12

GoldentTree Loan Management U.S. CLO Ltd.
1.174% due 04/20/2029 •		2,409	2,409

GSAA Home Equity Trust
0.349% due 06/25/2036 •		677	222

GSAMP Trust
0.239% due 12/25/2046 •		2,086	1,403
0.259% due 12/25/2046 •		338	224

Halcyon Loan Advisors Funding Ltd.
1.322% due 10/22/2025 •		39	39

Harvest CLO DAC
0.640% due 10/15/2031 •	EUR	1,000	1,172

Home Equity Mortgage Loan Asset-Backed Trust
0.319% due 04/25/2037 •		$290	243

HSI Asset Securitization Corp. Trust
0.329% due 12/25/2036 •		9,107	3,641

JP Morgan Mortgage Acquisition Trust
0.409% due 07/25/2036 •		693	411
0.409% due 03/25/2037 •		2,588	2,485

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Laurelin DAC
0.720% due 10/20/2031 •(b)	EUR	2,700	$3,166

Legacy Mortgage Asset Trust
3.438% due 05/25/2059 þ		$715	719
3.750% due 04/25/2059 þ		1,777	1,795

Long Beach Mortgage Loan Trust
0.549% due 02/25/2036 •		2,118	2,079
1.084% due 04/25/2035 •		1,812	1,817

Man GLG Euro CLO DAC
0.680% due 10/15/2030 •	EUR	600	704

MASTR Asset-Backed Securities Trust
0.269% due 10/25/2036 •		$3,269	2,172
0.589% due 03/25/2036 •		525	427

MidOcean Credit CLO
1.474% due 01/20/2029 •		2,800	2,803

Morgan Stanley ABS Capital, Inc. Trust
0.239% due 01/25/2037 •		2,603	1,621
0.239% due 02/25/2037 •		3,738	3,317
0.249% due 08/25/2036 •		4,450	2,849
1.039% due 07/25/2035 •		2,289	2,285

Morgan Stanley Home Equity Loan Trust
0.279% due 04/25/2037 •		2,779	1,856

Morgan Stanley Mortgage Loan Trust
0.469% due 04/25/2037 •		387	168

Mountain Hawk CLO Ltd.
1.423% due 04/18/2025 •		32	32

Mountain View CLO LLC
1.313% due 10/16/2029 •		2,282	2,281

Nassau Ltd.
1.391% due 10/15/2029 •		1,746	1,747

Nomura Home Equity Loan, Inc. Home Equity Loan Trust
0.439% due 10/25/2036 ^•		1,563	460

NovaStar Mortgage Funding Trust
0.429% due 10/25/2036 •		2,346	1,847

Ownit Mortgage Loan Trust
1.009% due 10/25/2036 ^•		358	363

Palmer Square European Loan Funding DAC
0.870% due 02/15/2030 •	EUR	2,500	2,934
1.150% due 01/15/2030 •		1,200	1,412

Park Place Securities, Inc. Asset-Backed Pass-Through Certificates
1.984% due 10/25/2034 •		$1,131	1,162

People’s Choice Home Loan Securities Trust
0.829% due 05/25/2035 ^•		37	37

RAAC Trust
0.619% due 08/25/2036 •		307	313

Residential Asset Mortgage Products Trust
0.784% due 11/25/2035 •		2,228	2,196

Securitized Asset-Backed Receivables LLC Trust
0.689% due 11/25/2035 •		1,047	1,045
0.829% due 10/25/2035 •		2,650	2,456

SoFi Professional Loan Program Trust
2.540% due 05/15/2046		2,468	2,542

Soundview Home Loan Trust
0.189% due 06/25/2037 •		664	536
0.309% due 06/25/2037 •		1,227	1,017
0.369% due 02/25/2037 •		1,384	535
0.574% due 02/25/2036 •		1,474	1,419

Towd Point Mortgage Trust
1.109% due 05/25/2058 •		718	725

WaMu Asset-Backed Certificates WaMu Trust
0.349% due 05/25/2037 •		5,299	4,829

Total Asset-Backed Securities (Cost $114,556)			118,888

SOVEREIGN ISSUES 0.6%

Argentina Government International Bond
0.125% due 07/09/2030 þ		722	242
0.125% due 07/09/2035 þ		1,323	395
0.125% due 07/09/2041 þ		4,395	1,520
1.000% due 07/09/2029		149	54
15.500% due 10/17/2026	ARS	31,468	86

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Autonomous City of Buenos Aires
39.106% (BADLARPP + 5.000%) due 01/23/2022 ~	ARS	5,432	$37

Israel Government International Bond
4.125% due 01/17/2048		$400	461

Saudi Government International Bond
3.450% due 02/02/2061		1,800	1,660
4.000% due 04/17/2025		1,074	1,184
4.500% due 10/26/2046		200	221
5.000% due 04/17/2049		650	771

Total Sovereign Issues (Cost $7,523)			6,631

		SHARES
PREFERRED SECURITIES 0.5%

BANKING & FINANCE 0.5%

Banco Bilbao Vizcaya Argentaria S.A.
8.875% due 04/14/2021 •(g)(h)		1,000,000	1,176

Banco Santander S.A.
5.250% due 09/29/2023 •(g)(h)		200,000	250
6.250% due 09/11/2021 •(g)(h)		2,100,000	2,516

JPMorgan Chase & Co.
3.682% (US0003M + 3.470%) due 04/30/2021 ~(g)		1,232,000	1,233

Stichting AK Rabobank Certificaten
6.500% due 12/29/2049 (g)		486,375	740

Total Preferred Securities (Cost $5,606)			5,915

		PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 8.8%

REPURCHASE AGREEMENTS (i) 8.0%
			96,548

SHORT-TERM NOTES 0.6%

Federal Home Loan Bank
0.015% due 05/14/2021 - 09/22/2021 (d)(e)		$7,100	7,100

U.S. TREASURY CASH MANAGEMENT BILLS 0.2%
0.019% due 07/20/2021 (d)(e)		2,600	2,600

Total Short-Term Instruments (Cost $106,247)			106,248

Total Investments in Securities (Cost $917,787)			953,841

		SHARES
INVESTMENTS IN AFFILIATES 28.2%

SHORT-TERM INSTRUMENTS 28.2%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 28.2%

PIMCO Short-Term Floating NAV Portfolio III		34,340,964	338,602

Total Short-Term Instruments (Cost $338,630)			338,602

Total Investments in Affiliates (Cost $338,630)			338,602

Total Investments 107.5% (Cost $1,256,417)			$1,292,443

Financial Derivative Instruments (j)(l) 2.1% (Cost or Premiums, net $4,619)			25,044

Other Assets and Liabilities, net (9.6)%			(115,668)

Net Assets 100.0%			$1,201,819

102	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

March 31, 2021

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
(a)	Security is an Interest Only (“IO”) or IO Strip.
(b)	When-issued security.
(c)	Payment in-kind security.
(d)	Zero coupon security.
(e)	Coupon represents a yield to maturity.
(f)	Principal amount of security is adjusted for inflation.
(g)	Perpetual maturity; date shown, if applicable, represents next contractual call date.
(h)	Contingent convertible security.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(i)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
BOS	0.010%	04/01/2021	04/05/2021	$43,200	U.S. Treasury Bonds 1.375% due 11/15/2040	$(44,059)	$43,200	$43,200
BPS	0.000	03/31/2021	04/01/2021	25,000	U.S. Treasury Bonds 2.750% due 08/15/2047	(25,399)	25,000	25,000
FICC	0.000	03/31/2021	04/01/2021	9,548	U.S. Treasury Notes 0.125% due 02/28/2023	(9,739)	9,548	9,548
JPS	0.010	03/31/2021	04/01/2021	18,800	U.S. Treasury Notes 2.125% due 09/30/2021	(19,387)	18,800	18,800

Total Repurchase Agreements						$(98,584)	$96,548	$96,548

SHORT SALES:

Description	Coupon	Maturity Date	Principal Amount		Proceeds	Payable for Short Sales(2)
U.S. Government Agencies (0.5)%
Uniform Mortgage-Backed Security, TBA	5.000%	05/01/2051	$	5,400	$(5,984)	$(5,987)

Sovereign Issues (1.2)%
Canada Government International Bond	2.750	12/01/2048	CAD	15,600	(14,792)	(14,615)

Total Short Sales (1.7)%					$(20,776)	$(20,602)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of March 31, 2021:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Payable for Short Sales(2)	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(3)
Global/Master Repurchase Agreement
BOS	$43,200	$0	$0	$0	$43,200	$(44,059)	$(859)
BPS	25,000	0	0	0	25,000	(25,399)	(399)
FICC	9,548	0	0	0	9,548	(9,739)	(191)
JPS	18,800	0	0	0	18,800	(19,387)	(587)

Master Securities Forward Transaction Agreement
TDM	0	0	0	(14,615)	(14,615)	0	(14,615)

Total Borrowings and Other Financing Transactions	$96,548	$0	$0	$(14,615)

(1)	Includes accrued interest.
(2)	Payable for short sales includes $118 of accrued interest.

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2021	103

Schedule of Investments	PIMCO RAE Worldwide Long/Short PLUS Fund	(Cont.)

(3)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

The average amount of borrowings outstanding during the period ended March 31, 2021 was $(51,773) at a weighted average interest rate of 0.298%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(j)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
E-mini S&P 500 Index June Futures	06/2021	100	$19,837	$(4)	$98	$0
Euro STOXX 50 June Futures	06/2021	108	4,896	98	53	(8)
Euro-Bund 10-Year Bond June Futures	06/2021	75	15,065	(31)	25	(54)
FTSE 100 Index June Futures	06/2021	15	1,381	(9)	8	(11)
Nikkei 225 Yen-denominated June Futures	06/2021	21	2,783	(38)	4	(2)
U.S. Treasury 5-Year Note June Futures	06/2021	206	25,420	(317)	0	(34)
U.S. Treasury 30-Year Bond June Futures	06/2021	127	19,633	(767)	0	(56)

				$(1,068)	$188	$(165)

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
U.S. Treasury 2-Year Note June Futures	06/2021	1,622	$(358,018)	$358	$76	$0
U.S. Treasury 10-Year Note June Futures	06/2021	2,019	(264,363)	6,669	505	0
U.S. Treasury Ultra Long-Term Bond June Futures	06/2021	318	(57,628)	3,092	368	0
United Kingdom Long Gilt June Futures	06/2021	12	(2,111)	35	8	0

				$10,154	$957	$0

Total Futures Contracts				$9,086	$1,145	$(165)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - BUY PROTECTION(1)

Reference Entity	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2021(3)	Notional Amount(4)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
									Asset	Liability
Kraft Heinz Foods Co.	(1.000)%	Quarterly	06/20/2022	0.220%	$300	$(3)	$0	$(3)	$0	$0

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(2)

Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date		Notional Amount(4)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
									Asset	Liability
CDX.EM-34 5-Year Index	1.000%	Quarterly	12/20/2025	$	3,300	$(121)	$(39)	$(160)	$11	$0
CDX.EM-35 5-Year Index	1.000	Quarterly	06/20/2026		5,300	(192)	(27)	(219)	15	0
CDX.HY-35 5-Year Index	5.000	Quarterly	12/20/2025		2,700	232	17	249	13	0
CDX.HY-36 5-Year Index	5.000	Quarterly	06/20/2026		2,300	199	9	208	7	0
CDX.IG-35 5-Year Index	1.000	Quarterly	12/20/2025		38,600	869	65	934	45	0
CDX.IG-36 5-Year Index	1.000	Quarterly	06/20/2026		32,000	704	53	757	40	0
iTraxx Crossover 34 5-Year Index	5.000	Quarterly	12/20/2025	EUR	4,933	681	34	715	23	0
iTraxx Crossover 35 5-Year Index	5.000	Quarterly	06/20/2026		8,500	1,107	90	1,197	58	0
iTraxx Europe Main 34 5-Year Index	1.000	Quarterly	12/20/2025		35,900	1,071	55	1,126	38	0

						$4,550	$257	$4,807	$250	$0

104	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

March 31, 2021

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Pay(6)	1-Day GBP-SONIO Compounded-OIS	0.250%	Annual	06/16/2031	GBP	13,600	$(1,146)	$115	$(1,031)	$0	$(73)
Receive(6)	1-Day GBP-SONIO Compounded-OIS	0.500	Annual	06/16/2051		14,000	2,572	(233)	2,339	183	0
Pay	1-Year BRL-CDI	3.700	Maturity	01/03/2022	BRL	449,600	(429)	24	(405)	29	0
Pay	3-Month CAD-Bank Bill	0.636	Semi-Annual	12/21/2023	CAD	13,400	0	(52)	(52)	0	(3)
Pay	3-Month CAD-Bank Bill	0.637	Semi-Annual	12/21/2023		26,800	0	(104)	(104)	0	(5)
Pay	3-Month CAD-Bank Bill	1.700	Semi-Annual	12/18/2024		109,200	832	1,263	2,095	0	(30)
Pay	3-Month CAD-Bank Bill	2.750	Semi-Annual	12/18/2048		14,100	(229)	772	543	0	(77)
Pay	3-Month CAD-Bank Bill	2.200	Semi-Annual	12/18/2049		3,200	27	(201)	(174)	0	(17)
Pay	3-Month CNY-CNREPOFIX	2.688	Quarterly	03/17/2026	CNY	12,400	0	(8)	(8)	2	0
Pay	3-Month CNY-CNREPOFIX	2.690	Quarterly	03/17/2026		17,900	0	(12)	(12)	3	0
Pay	3-Month CNY-CNREPOFIX	2.700	Quarterly	03/17/2026		17,900	0	(11)	(11)	3	0
Pay	3-Month CNY-CNREPOFIX	2.705	Quarterly	03/17/2026		17,900	0	(10)	(10)	3	0
Pay	3-Month CNY-CNREPOFIX	2.770	Quarterly	03/17/2026		17,900	0	(2)	(2)	3	0
Pay	3-Month CNY-CNREPOFIX	2.810	Quarterly	03/17/2026		35,700	0	7	7	7	0
Pay	3-Month USD-LIBOR	1.000	Semi-Annual	06/17/2022		$50,300	647	(27)	620	0	(1)
Pay	3-Month USD-LIBOR	0.750	Semi-Annual	12/16/2022		52,300	537	19	556	0	(6)
Pay(6)	3-Month USD-LIBOR	2.500	Semi-Annual	12/15/2023		148,000	137	5,733	5,870	0	(76)
Pay(6)	3-Month USD-LIBOR	0.375	Semi-Annual	07/06/2024		465,300	0	(3,271)	(3,271)	0	(292)
Pay(6)	3-Month USD-LIBOR	0.407	Semi-Annual	07/21/2024		256,100	0	(1,688)	(1,688)	0	(167)
Receive	3-Month USD-LIBOR	1.500	Semi-Annual	12/18/2024		123,200	241	(4,369)	(4,128)	97	0
Receive	3-Month USD-LIBOR	2.928	Semi-Annual	05/31/2025		44,000	170	(4,415)	(4,245)	25	0
Receive	3-Month USD-LIBOR	1.250	Semi-Annual	06/17/2025		496,700	(15,379)	5,163	(10,216)	329	0
Receive	3-Month USD-LIBOR	1.250	Semi-Annual	06/17/2025		269,100	(10,387)	4,768	(5,619)	274	0
Pay	3-Month USD-LIBOR	1.000	Semi-Annual	12/16/2025		14,100	419	(363)	56	0	(13)
Pay	3-Month USD-LIBOR	0.527	Semi-Annual	03/15/2026		234,700	(548)	(5,287)	(5,835)	0	(247)
Pay	3-Month USD-LIBOR	1.250	Semi-Annual	06/17/2027		185,200	3,962	(3,985)	(23)	0	(258)
Receive	3-Month USD-LIBOR	2.500	Semi-Annual	12/20/2027		12,700	(201)	(814)	(1,015)	17	0
Pay(6)	3-Month USD-LIBOR	0.500	Semi-Annual	06/16/2028		26,900	(1,679)	(179)	(1,858)	0	(36)
Receive	3-Month USD-LIBOR	2.250	Semi-Annual	06/20/2028		77,400	5,577	(10,328)	(4,751)	98	0
Pay	3-Month USD-LIBOR	1.625	Semi-Annual	01/06/2030		14,300	1,315	(1,329)	(14)	0	(18)
Pay	3-Month USD-LIBOR	1.250	Semi-Annual	06/17/2030		135,000	8,019	(12,829)	(4,810)	0	(177)
Pay	3-Month USD-LIBOR	1.250	Semi-Annual	06/17/2030		168,300	5,505	(11,834)	(6,329)	0	(209)
Receive	3-Month USD-LIBOR	1.063	Semi-Annual	03/15/2031		124,800	753	7,703	8,456	174	0
Receive(6)	3-Month USD-LIBOR	1.219	Semi-Annual	07/06/2031		110,400	0	6,379	6,379	115	0
Receive(6)	3-Month USD-LIBOR	1.277	Semi-Annual	07/21/2031		54,800	0	2,918	2,918	57	0
Receive	3-Month USD-LIBOR	1.062	Semi-Annual	02/15/2036		73,700	0	9,758	9,758	150	0
Receive	3-Month USD-LIBOR	0.836	Semi-Annual	11/15/2045		16,200	143	(144)	(1)	25	(25)
Pay	3-Month USD-LIBOR	0.891	Semi-Annual	11/15/2045		42,000	0	(10,877)	(10,877)	0	(128)
Pay	3-Month USD-LIBOR	0.896	Semi-Annual	11/15/2045		5,800	0	(1,496)	(1,496)	0	(18)
Receive(6)	3-Month USD-LIBOR	1.250	Semi-Annual	06/16/2051		8,600	1,826	120	1,946	31	0
Pay(6)	6-Month AUD-LIBOR	2.000	Semi-Annual	06/16/2031	AUD	7,400	59	(5)	54	0	(53)
Pay(6)	6-Month EUR-EURIBOR	0.250	Annual	06/16/2031	EUR	14,900	(660)	63	(597)	0	(26)
Receive(6)	6-Month EUR-EURIBOR	0.000	Annual	06/16/2051		5,500	976	(77)	899	8	0
Pay	6-Month JPY-LIBOR	0.350	Semi-Annual	03/17/2051	JPY	1,182,000	(720)	115	(605)	0	(136)
Pay	UKRPI	3.490	Maturity	09/15/2028	GBP	12,800	(2)	457	455	15	0
Pay	UKRPI	3.593	Maturity	11/15/2028		3,900	0	212	212	5	0
Pay	UKRPI	3.595	Maturity	11/15/2028		32,500	1,376	403	1,779	38	0
Pay	UKRPI	3.603	Maturity	11/15/2028		3,800	0	214	214	4	0
Pay	UKRPI	3.415	Maturity	02/15/2030		6,500	0	(117)	(117)	0	(2)
Pay	UKRPI	3.475	Maturity	08/15/2030		3,600	1	(121)	(120)	1	0
Receive	UKRPI	3.397	Maturity	11/15/2030		700	0	36	36	0	0
Receive	UKRPI	3.445	Maturity	11/15/2030		1,200	0	52	52	0	0
Receive	UKRPI	3.510	Maturity	11/15/2030		600	0	19	19	0	0
Pay	UKRPI	3.217	Maturity	11/15/2040		1,200	0	(182)	(182)	0	(3)
Pay	UKRPI	3.272	Maturity	11/15/2040		900	0	(116)	(116)	0	(2)
Pay	UKRPI	3.273	Maturity	11/15/2040		1,200	0	(155)	(155)	0	(3)
Pay	UKRPI	3.340	Maturity	11/15/2040		1,000	0	(100)	(100)	0	(3)
Receive	UKRPI	3.000	Maturity	11/15/2050		500	0	147	147	2	0
Receive	UKRPI	3.051	Maturity	11/15/2050		900	0	231	231	5	0
Receive	UKRPI	3.143	Maturity	11/15/2050		400	0	75	75	2	0

							$3,714	$(27,975)	$(24,261)	$1,705	$(2,104)

Total Swap Agreements							$8,261	$(27,718)	$(19,457)	$1,955	$(2,104)

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2021	105

Schedule of Investments	PIMCO RAE Worldwide Long/Short PLUS Fund	(Cont.)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of March 31, 2021:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset			Market Value	Variation Margin Liability(7)
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements	Total
Total Exchange-Traded or Centrally Cleared	$0	$1,145	$1,955	$3,100	$0	$ (165)	$ (2,105)	$ (2,270)

(k)

Securities with an aggregate market value of $20,790 and cash of $5,032 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2021. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(1)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(6)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.
(7)	Unsettled variation margin liability of $1 for closed swap agreements is outstanding at period end.

(l)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability

BOA	04/2021	BRL	29,287		$5,141	$0	$(63)
	04/2021	DKK	919		150	5	0
	04/2021	GBP	89,348		126,494	3,319	0
	04/2021	NOK	4,415		513	0	(3)
	04/2021	PLN	1,480		393	19	0
	04/2021	RUB	105,494		1,378	0	(14)
	04/2021	TRY	2,353		306	22	0
	04/2021		$5,294	BRL	29,287	0	(91)
	04/2021		15,940	CAD	20,107	60	0
	05/2021	BRL	29,287		$5,287	93	0
	05/2021	ILS	3,981		1,215	24	0
	05/2021	NOK	87,514		10,242	10	0
	05/2021	RUB	133,629		1,787	28	0
	05/2021		$5,227	COP	18,840,100	0	(86)
	06/2021	RUB	63,345		$839	9	0
	06/2021	TRY	2,928		370	31	0
	06/2021		$514	TRY	3,870	0	(67)
	06/2021		1,894	ZAR	28,324	8	0

BPS	04/2021	AUD	12,678		$10,041	411	0
	04/2021	CHF	43,021		47,559	2,040	0
	04/2021	GBP	659		914	6	0
	04/2021	NZD	8,494		6,323	391	0
	04/2021	PLN	994		266	15	0
	04/2021	RUB	26,274		357	10	0
	04/2021	TRY	9,740		1,200	31	0

106	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

March 31, 2021

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
	04/2021		$46,515	CHF	43,733	$0	$(242)
	04/2021		208	HUF	61,395	0	(9)
	05/2021	CHF	43,733		$46,550	243	0
	05/2021		$80	CZK	1,708	0	(4)
	06/2021	KRW	22,109,052		$19,665	59	0
	06/2021		$1,995	HKD	15,491	0	(2)

BRC	04/2021	CHF	2,080		$2,277	76	0
	04/2021	RUB	123,603		1,633	2	0
	05/2021	CLP	460,011		637	0	(2)
	05/2021		$7,113	SEK	61,983	0	(14)
	06/2021	MYR	2,722		$656	0	(1)
	06/2021	TRY	1,284		164	16	0
	08/2021		$423	MXN	8,776	0	0

CBK	04/2021	CAD	1,069		$848	0	(3)
	04/2021	JPY	1,038,500		9,737	358	0
	04/2021	TRY	8,732		1,074	26	0
	04/2021		$104	DKK	655	0	0
	04/2021		462	RUB	33,747	0	(17)
	05/2021	RUB	95,664		$1,278	19	0
	05/2021		$777	BRL	4,398	3	0
	05/2021		848	CAD	1,069	3	0
	05/2021		247	COP	906,980	0	0
	06/2021	RUB	292,173		$3,917	89	0
	06/2021		$963	INR	71,173	0	(1)
	06/2021		1,463	ZAR	21,763	0	(2)
	07/2021	DKK	655		$104	0	0

DUB	06/2021	MYR	67,600		16,615	313	0

GLM	04/2021	AUD	5,908		4,723	235	0
	04/2021	PLN	460		123	7	0
	04/2021	RUB	325,788		4,319	25	(6)
	04/2021	TRY	1,667		217	17	0
	04/2021		$31,555	AUD	41,368	0	(133)
	05/2021	AUD	41,368		$31,558	132	0
	05/2021	RUB	71,368		958	19	0
	05/2021		$423	COP	1,516,277	0	(9)
	06/2021	KRW	522,011		$463	0	0
	06/2021	TWD	251,830		8,903	0	(13)
	06/2021		$1,858	CNH	12,242	0	(3)

HUS	04/2021	BRL	38,897	EUR	5,809	0	(98)
	04/2021	CAD	20,502		$16,213	0	(102)
	04/2021	EUR	5,900	BRL	38,897	0	(9)
	04/2021		2,346		$2,799	48	0
	04/2021	GBP	643		897	10	0
	04/2021	JPY	654,000		6,158	251	0
	04/2021	PLN	1,676		448	24	0
	05/2021	ILS	9,502		2,917	74	0
	05/2021	RUB	170,329		2,277	37	0
	05/2021	TRY	636		87	12	0
	05/2021		$36	CZK	761	0	(2)
	06/2021	HKD	515,503		$66,404	82	0
	06/2021	RUB	70,753		951	24	0
	06/2021	THB	25,039		818	17	0
	06/2021		$5,647	MXN	117,748	73	0
	06/2021		7,826	SGD	10,550	14	0
	06/2021		7,653	ZAR	117,861	259	0
	06/2021	ZAR	4,876		$324	0	(3)

JPM	04/2021	MXN	120,895		5,864	0	(45)
	04/2021	TRY	1,543		200	13	0
	04/2021		$541	PLN	2,019	0	(30)
	04/2021		673	SEK	5,605	0	(32)
	06/2021	THB	32,316		$1,048	14	0
	06/2021	TRY	3,655		457	32	0
	06/2021		$3,756	CNY	24,474	0	(50)
	06/2021		701	ZAR	10,714	18	0
	10/2021		5,747	MXN	120,895	47	0

MYI	04/2021	AUD	16,895		$13,384	552	0
	04/2021	BRL	38,897	EUR	5,729	0	(191)
	04/2021	EUR	5,809	BRL	38,897	98	0
	04/2021		$165,563	JPY	18,249,526	0	(735)

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2021	107

Schedule of Investments	PIMCO RAE Worldwide Long/Short PLUS Fund	(Cont.)

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
	05/2021	EUR	5,719	BRL	38,897	$188	$0
	05/2021	JPY	18,249,526		$165,611	738	0
	06/2021		$2,409	CNH	15,820	0	(12)
	06/2021		299	ZAR	4,574	8	0

RYL	05/2021		271	TRY	2,025	0	(35)
	06/2021		1,145		8,615	0	(148)

SCX	04/2021	BRL	29,287		$5,431	227	0
	04/2021	EUR	24,779		30,101	1,043	0
	04/2021	GBP	665		917	0	0
	04/2021	PLN	1,177		315	17	0
	04/2021	TRY	4,730		581	13	0
	04/2021		$5,141	BRL	29,287	63	0
	04/2021		1,478	CHF	1,368	0	(30)
	04/2021		125,648	GBP	91,315	256	(16)
	04/2021		6,850	SEK	56,378	0	(394)
	04/2021		549	TRY	4,020	0	(65)
	05/2021	EUR	24,779		$29,139	64	0
	05/2021	GBP	89,897		123,689	0	(255)
	05/2021	TRY	1,389		190	27	0
	06/2021	INR	172,898		2,318	0	(18)
	06/2021	PHP	48,081		985	1	0
	06/2021	TRY	1,164		147	13	0
	06/2021	TWD	2,751,857		100,126	2,692	0
	06/2021		$7,750	IDR	112,809,631	0	(82)
	06/2021		3,349	TWD	93,851	0	(26)
	06/2021		737	ZAR	11,274	20	0

SOG	04/2021	JPY	17,062,826		$161,508	7,399	0

SSB	04/2021		$4,637	JPY	505,800	0	(69)

TOR	04/2021	AUD	5,887		$4,613	142	0
	04/2021	CAD	30,297		23,934	0	(176)
	04/2021	NOK	83,099		9,946	231	0
	04/2021		$24,106	CAD	30,297	3	0
	05/2021	CAD	30,297		$24,107	0	(3)

UAG	04/2021	DKK	465		76	3	0
	04/2021	RUB	113,201		1,486	0	(8)
	04/2021		$5,910	MXN	120,895	0	0
	04/2021		5,959	NZD	8,494	0	(27)
	04/2021		212	TRY	1,543	0	(25)
	05/2021	NZD	8,494		$5,959	27	0
	05/2021	RUB	99,767		1,336	24	0
	05/2021		$40	CZK	846	0	(2)
	06/2021	RUB	144,486		$1,932	39	0
	06/2021	TRY	912		117	12	0

Total Forward Foreign Currency Contracts						$23,123	$(3,473)

PURCHASED OPTIONS:

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount(1)	Cost	Market Value
UAG	Call - OTC USD versus TWD	TWD	28.490	01/25/2022	10,626	$65	$127

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Cost	Market Value
BRC	Call - OTC 2-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	0.350%	11/01/2021	158,800	$373	$515

NGF	Put - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.850	03/18/2024	87,200	837	939

							$1,210	$1,454

Total Purchased Options							$1,275	$1,581

108	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

March 31, 2021

WRITTEN OPTIONS:

CREDIT DEFAULT SWAPTIONS ON CREDIT INDICES

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
BOA	Put - OTC CDX.HY-36 5-Year Index	Sell	100.000%	06/16/2021	500	$(2)	$(2)
	Call - OTC CDX.IG-35 5-Year Index	Buy	0.450	04/21/2021	1,600	(1)	0
	Put - OTC CDX.IG-35 5-Year Index	Sell	0.800	05/19/2021	1,600	(1)	0
	Put - OTC CDX.IG-35 5-Year Index	Sell	0.850	05/19/2021	1,600	(2)	0
	Put - OTC CDX.IG-35 5-Year Index	Sell	0.900	05/19/2021	3,000	(3)	0
	Put - OTC CDX.IG-35 5-Year Index	Sell	1.050	05/19/2021	400	0	0
	Put - OTC CDX.IG-35 5-Year Index	Sell	0.800	06/16/2021	2,300	(2)	(1)
	Put - OTC CDX.IG-35 5-Year Index	Sell	0.900	06/16/2021	1,800	(2)	(1)
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.750	04/21/2021	800	(1)	0
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.800	04/21/2021	800	(1)	0
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.800	06/16/2021	800	(1)	0

BPS	Put - OTC CDX.HY-35 5-Year Index	Sell	100.000	07/21/2021	400	(2)	(2)
	Call - OTC CDX.IG-35 5-Year Index	Buy	0.450	04/21/2021	3,400	(2)	(1)
	Put - OTC CDX.IG-35 5-Year Index	Sell	0.800	04/21/2021	1,600	(1)	0
	Put - OTC CDX.IG-35 5-Year Index	Sell	0.850	04/21/2021	4,000	(4)	0
	Put - OTC CDX.IG-35 5-Year Index	Sell	0.950	04/21/2021	1,700	(1)	0
	Put - OTC CDX.IG-35 5-Year Index	Sell	1.000	04/21/2021	500	(1)	0
	Put - OTC CDX.IG-35 5-Year Index	Sell	0.900	05/19/2021	1,600	(2)	0
	Call - OTC iTraxx Europe 34 5-Year Index	Buy	0.375	04/21/2021	1,200	(1)	0
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.750	04/21/2021	1,200	(2)	0
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.800	04/21/2021	2,700	(3)	0
	Call - OTC iTraxx Europe 34 5-Year Index	Buy	0.400	05/19/2021	1,900	(1)	(1)
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.700	05/19/2021	1,900	(2)	(1)
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.750	05/19/2021	2,900	(3)	(1)
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.800	05/19/2021	900	(1)	0

BRC	Call - OTC iTraxx Europe 34 5-Year Index	Buy	0.375	04/21/2021	3,100	(1)	0
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.750	04/21/2021	4,700	(7)	0
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.800	04/21/2021	6,100	(8)	(1)
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.700	05/19/2021	4,400	(5)	(1)
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.750	05/19/2021	1,600	(2)	(1)
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.800	05/19/2021	1,600	(2)	0
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.900	05/19/2021	800	(1)	0
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.800	06/16/2021	3,200	(3)	(1)
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.850	06/16/2021	1,900	(2)	(1)
	Call - OTC iTraxx Europe 34 5-Year Index	Buy	0.400	07/21/2021	3,000	(2)	(2)
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.750	07/21/2021	3,000	(4)	(3)

CBK	Put - OTC CDX.HY-35 5-Year Index	Sell	100.000	04/21/2021	400	(2)	0
	Put - OTC CDX.IG-35 5-Year Index	Sell	0.800	05/19/2021	1,700	(2)	0

DBL	Call - OTC CDX.IG-35 5-Year Index	Buy	0.450	04/21/2021	1,200	(1)	0

DUB	Put - OTC CDX.IG-35 5-Year Index	Sell	1.000	04/21/2021	600	(1)	0
	Put - OTC CDX.IG-35 5-Year Index	Sell	0.750	05/19/2021	2,400	(2)	(1)
	Put - OTC CDX.IG-35 5-Year Index	Sell	0.900	06/16/2021	1,300	(1)	0
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.750	04/21/2021	2,300	(3)	0
	Call - OTC iTraxx Europe 34 5-Year Index	Buy	0.400	05/19/2021	2,000	(1)	(1)
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.700	05/19/2021	2,000	(2)	(1)
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.750	05/19/2021	1,300	(1)	0
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.800	05/19/2021	1,100	(2)	0
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.850	06/16/2021	1,300	(1)	(1)

FBF	Put - OTC CDX.HY-35 5-Year Index	Sell	100.000	06/16/2021	400	(1)	(1)
	Put - OTC CDX.IG-35 5-Year Index	Sell	0.800	04/21/2021	1,700	(2)	0
	Call - OTC CDX.IG-35 5-Year Index	Buy	0.450	06/16/2021	1,900	(1)	(1)
	Put - OTC CDX.IG-35 5-Year Index	Sell	0.800	06/16/2021	1,900	(2)	(1)
	Put - OTC CDX.IG-35 5-Year Index	Sell	0.900	06/16/2021	1,900	(3)	(1)
	Put - OTC CDX.IG-36 5-Year Index	Sell	0.850	06/16/2021	2,000	(2)	(1)

GST	Put - OTC CDX.HY-35 5-Year Index	Sell	102.000	06/16/2021	400	(2)	(1)
	Call - OTC CDX.IG-35 5-Year Index	Buy	0.450	04/21/2021	1,600	(1)	0
	Put - OTC CDX.IG-35 5-Year Index	Sell	0.800	04/21/2021	800	(1)	0
	Put - OTC CDX.IG-35 5-Year Index	Sell	0.850	04/21/2021	3,800	(4)	0
	Put - OTC CDX.IG-35 5-Year Index	Sell	0.750	05/19/2021	3,000	(3)	(1)
	Put - OTC CDX.IG-35 5-Year Index	Sell	0.900	05/19/2021	1,600	(2)	0
	Put - OTC CDX.IG-35 5-Year Index	Sell	0.950	05/19/2021	1,600	(2)	0
	Put - OTC CDX.IG-35 5-Year Index	Sell	1.050	05/19/2021	800	(1)	0
	Put - OTC CDX.IG-36 5-Year Index	Sell	0.850	06/16/2021	1,800	(2)	(1)
	Put - OTC CDX.IG-36 5-Year Index	Sell	0.900	07/21/2021	1,800	(2)	(2)
	Call - OTC iTraxx Europe 34 5-Year Index	Buy	0.400	05/19/2021	700	0	0

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2021	109

Schedule of Investments	PIMCO RAE Worldwide Long/Short PLUS Fund	(Cont.)

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.700%	05/19/2021	700	$(1)	$0
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.750	05/19/2021	1,600	(2)	0
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.800	05/19/2021	1,600	(2)	0
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.800	06/16/2021	1,600	(2)	(1)
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.850	06/16/2021	900	(1)	0
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.750	07/21/2021	1,600	(2)	(1)

JPM	Put - OTC CDX.HY-35 5-Year Index	Sell	103.000	05/19/2021	300	(1)	(1)
	Put - OTC CDX.IG-35 5-Year Index	Sell	0.750	05/19/2021	1,500	(1)	0
	Put - OTC CDX.IG-35 5-Year Index	Sell	0.900	05/19/2021	1,600	(2)	0
	Put - OTC CDX.IG-36 5-Year Index	Sell	0.900	07/21/2021	1,000	(1)	(1)

MYC	Put - OTC CDX.IG-35 5-Year Index	Sell	0.800	05/19/2021	1,700	(2)	0
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.750	04/21/2021	2,200	(3)	0
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.900	05/19/2021	800	(1)	0

						$(150)	$(38)

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
GLM	Put - OTC USD versus MXN	MXN	19.120	12/16/2021	12,393	$(276)	$(144)
	Call - OTC USD versus MXN		23.100	12/16/2021	12,393	(226)	(274)

MYI	Put - OTC USD versus CNH	CNH	6.400	12/16/2021	10,867	(111)	(43)
	Call - OTC USD versus CNH		7.000	12/16/2021	10,867	(111)	(80)
	Put - OTC USD versus MXN	MXN	19.000	12/09/2021	9,341	(185)	(95)
	Call - OTC USD versus MXN		23.000	12/09/2021	9,341	(185)	(208)

UAG	Call - OTC USD versus TWD	TWD	29.500	01/25/2022	21,252	(64)	(129)

						$(1,158)	$(973)

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
BRC	Call - OTC 10-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.122%	11/01/2021	10,600	$(126)	$(63)
	Call - OTC 10-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.164	11/01/2021	21,800	(278)	(108)

NGF	Put - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.800	03/18/2024	174,500	(837)	(997)

							$(1,241)	$(1,168)

OPTIONS ON SECURITIES

Counterparty	Description	Strike Price	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
FAR	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 04/01/2051	$101.844	04/07/2021	1,100	$(3)	$(23)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 05/01/2051	99.547	05/06/2021	1,100	(7)	(8)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 05/01/2051	101.547	05/06/2021	1,600	(8)	(6)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 05/01/2051	102.250	05/06/2021	1,100	(5)	(6)

GSC	Put - OTC Fannie Mae, TBA 3.000% due 06/01/2051	103.758	06/07/2021	500	(2)	(2)
	Put - OTC Fannie Mae, TBA 3.000% due 06/01/2051	103.895	06/07/2021	400	(2)	(2)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 04/01/2051	102.250	04/07/2021	400	(2)	(10)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 05/01/2051	102.117	05/06/2021	1,000	(5)	(5)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 06/01/2051	101.172	06/07/2021	2,600	(15)	(15)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 06/01/2051	101.512	06/07/2021	1,500	(8)	(10)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 06/01/2051	101.586	06/07/2021	1,700	(10)	(11)

JPM	Put - OTC Fannie Mae, TBA 3.000% due 06/01/2051	103.742	06/07/2021	700	(3)	(2)
	Put - OTC Fannie Mae, TBA 3.000% due 06/01/2051	103.875	06/07/2021	800	(3)	(3)
	Put - OTC Fannie Mae, TBA 3.000% due 06/01/2051	104.047	06/07/2021	800	(3)	(3)
	Put - OTC Ginnie Mae, TBA 2.000% due 05/01/2051	100.047	05/13/2021	1,500	(9)	(9)
	Put - OTC Ginnie Mae, TBA 2.500% due 04/01/2051	103.781	04/14/2021	1,600	(4)	(12)
	Put - OTC Ginnie Mae, TBA 2.500% due 04/01/2051	104.125	04/14/2021	900	(2)	(9)
	Put - OTC Ginnie Mae, TBA 2.500% due 04/01/2051	104.266	04/14/2021	1,400	(4)	(16)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 04/01/2051	99.875	04/07/2021	700	(2)	(3)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 04/01/2051	100.078	04/07/2021	700	(2)	(3)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 04/01/2051	101.484	04/07/2021	500	(1)	(9)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 04/01/2051	101.875	04/07/2021	200	0	0
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 04/01/2051	102.078	04/07/2021	200	0	0

110	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

March 31, 2021

Counterparty	Description	Strike Price	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 04/01/2051	$102.375	04/07/2021	800	$(3)	$(21)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 05/01/2051	98.453	05/06/2021	700	(5)	(3)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 05/01/2051	99.391	05/06/2021	800	(5)	(5)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 05/01/2051	99.430	05/06/2021	1,700	(10)	(12)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 05/01/2051	99.891	05/06/2021	800	(5)	(7)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 05/01/2051	99.914	05/06/2021	1,300	(7)	(11)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 05/01/2051	100.453	05/06/2021	700	(4)	(2)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 05/01/2051	100.750	05/06/2021	2,600	(18)	(36)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 05/01/2051	101.391	05/06/2021	800	(4)	(1)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 05/01/2051	101.430	05/06/2021	500	(2)	0
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 05/01/2051	101.438	05/06/2021	700	(2)	(1)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 05/01/2051	101.891	05/06/2021	800	(3)	0
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 05/01/2051	101.914	05/06/2021	500	(2)	0
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 06/01/2051	98.531	06/07/2021	1,600	(10)	(13)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 06/01/2051	100.531	06/07/2021	1,600	(8)	(7)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 05/01/2051	101.789	05/06/2021	2,200	(9)	(10)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 06/01/2051	101.391	06/07/2021	700	(4)	(4)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 06/01/2051	103.391	06/07/2021	700	(3)	(2)
	Put - OTC Uniform Mortgage-Backed Security, TBA 3.000% due 05/01/2051	103.984	05/06/2021	800	(2)	(2)
	Put - OTC Uniform Mortgage-Backed Security, TBA 3.000% due 05/01/2051	104.262	05/06/2021	600	(2)	(2)

					$(208)	$(306)

Total Written Options					$(2,757)	$(2,485)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(2)

Counterparty	Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(3)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(4)
								Asset	Liability
BOA	ABX.HE.AAA.6-2 Index	0.110%	Monthly	05/25/2046	$3,612	$(772)	$658	$0	$(114)

BRC	ABX.HE.AAA.6-2 Index	0.110	Monthly	05/25/2046	6,350	(1,388)	1,188	0	(200)

						$(2,160)	$1,846	$0	$(314)

TOTAL RETURN SWAPS ON EQUITY INDICES

Counterparty	Pay/Receive(5)	Underlying Reference	# of Units	Financing Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
BPS	Receive	RALVEIET Index	610,257	1.089% (1-Month USD-LIBOR plus a specified spread)	Monthly	04/22/2021	$78,906	$0	$(68)	$0	$(68)
	Pay	NDDUWXUS Index	2,024	0.019% (1-Month USD-LIBOR less a specified spread)	Monthly	05/26/2021	14,556	0	2	2	0
	Pay	NDUEEGF Index	6,608	0.079% (1-Month USD-LIBOR less a specified spread)	Monthly	08/11/2021	4,219	0	0	0	0
	Receive	RALVEIET Index	738,206	0.978% (1-Month USD-LIBOR plus a specified spread)	Monthly	08/11/2021	94,933	0	478	478	0
	Pay	NDDUWXUS Index	15,397	(0.008)% (1-Month USD-LIBOR less a specified spread)	Monthly	01/12/2022	111,008	0	287	287	0
	Pay	NDDUWXUS Index	4,871	0.015% (1-Month USD-LIBOR less a specified spread)	Monthly	01/12/2022	35,031	0	4	4	0
	Pay	NDUEEGF Index	40,464	0.135% (1-Month USD-LIBOR plus a specified spread)	Monthly	01/12/2022	25,832	0	1	1	0

BRC	Pay	S&P 500 Total Return Index	21,197	0.439% (1-Month U.S. Treasury Bill rate plus a specified spread)	Monthly	01/12/2022	174,631	0	58	58	0

CBK	Pay	NDUEEGF Index	81,384	0.599% (1-Month USD-LIBOR plus a specified spread)	Monthly	05/26/2021	51,955	0	27	27	0
	Receive	RALVEIUT Index	730,534	0.379% (1-Month USD-LIBOR plus a specified spread)	Monthly	05/26/2021	142,593	0	(42)	0	(42)
	Pay	NDDUWXUS Index	3,371	0.007% (1-Month USD-LIBOR less a specified spread)	Monthly	08/11/2021	24,340	0	99	99	0
	Pay	S&P 500 Total Return Index	4,143	0.288% (1-Month USD-LIBOR plus a specified spread)	Monthly	08/11/2021	34,082	0	(46)	0	(46)
	Pay	S&P 500 Total Return Index	11,188	0.298% (1-Month USD-LIBOR plus a specified spread)	Monthly	08/11/2021	92,036	0	(125)	0	(125)

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2021	111

Schedule of Investments	PIMCO RAE Worldwide Long/Short PLUS Fund	(Cont.)

Counterparty	Pay/Receive(5)	Underlying Reference	# of Units	Financing Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability

FAR	Receive	RALVEIUT Index	236,640	0.298% (1-Month USD-LIBOR plus a specified spread)	Monthly	08/11/2021	45,511	0	673	673	0
	Receive	RALVEIUT Index	1,450,428	0.439% (1-Month USD-LIBOR plus a specified spread)	Monthly	01/12/2022	283,109	0	(96)	0	(96)
	Receive	RALVEIUT Index	313,503	0.449% (1-Month USD-LIBOR plus a specified spread)	Monthly	01/12/2022	61,193	0	(22)	0	(22)

FBF	Receive	RALVEIET Index	683,613	0.919% (1-Month USD-LIBOR plus a specified spread)	Monthly	05/26/2021	88,391	0	(65)	0	(65)
	Pay	NDUEEGF Index	1,399	0.058% (1-Month USD-LIBOR less a specified spread)	Monthly	08/11/2021	908	0	15	15	0
	Receive	RALVEIET Index	283,816	0.988% (1-Month USD-LIBOR plus a specified spread)	Monthly	08/11/2021	36,499	0	184	184	0
	Pay	NDUEEGF Index	12,585	0.299% (1-Month USD-LIBOR plus a specified spread)	Monthly	01/12/2022	8,034	0	2	2	0
	Pay	S&P 500 Total Return Index	3,713	0.429% (1-Month U.S. Treasury Bill rate plus a specified spread)	Monthly	01/12/2022	30,590	0	10	10	0

GST	Pay	NDUEEGF Index	13,865	0.098% (1-Month USD-LIBOR less a specified spread)	Monthly	08/11/2021	9,001	0	151	151	0

HUS	Pay	NDDUWXUS Index	2,607	0.094% (1-Month USD-LIBOR less a specified spread)	Monthly	05/26/2021	18,749	0	3	3	0

JPM	Receive	RALVEIUT Index	978,158	0.328% (1-Month USD-LIBOR plus a specified spread)	Monthly	08/11/2021	188,119	0	2,782	2,782	0
	Receive	RALVEIET Index	513,888	1.089% (1-Month USD-LIBOR plus a specified spread)	Monthly	01/12/2022	66,462	0	(55)	0	(55)

MEI	Receive	RALVEIET Index	973,703	0.649% (1-Month USD-LIBOR plus a specified spread)	Monthly	05/26/2021	152,355	0	(79)	0	(79)
	Pay	NDDUWXUS Index	13,181	(0.033)% (1-Month USD-LIBOR less a specified spread)	Monthly	08/11/2021	95,171	0	385	385	0
	Pay	NDUEEGF Index	14,941	0.118% (1-Month USD-LIBOR plus a specified spread)	Monthly	08/11/2021	9,700	0	162	162	0
	Receive	RALVEIET Index	1,058,041	0.658% (1-Month USD-LIBOR plus a specified spread)	Monthly	08/11/2021	164,980	0	526	526	0
	Receive	RALVEIIT Index	304,229	0.628% (1-Month USD-LIBOR plus a specified spread)	Monthly	08/11/2021	47,438	0	152	152	0
	Pay	NDDUWXUS Index	2,429	(0.012)% (1-Month USD-LIBOR less a specified spread)	Monthly	01/12/2022	17,469	0	1	1	0
	Pay	NDDUWXUS Index	2,916	0.059% (1-Month USD-LIBOR less a specified spread)	Monthly	01/12/2022	20,971	0	3	3	0
	Receive	RALVEIET Index	221,633	0.629% (1-Month USD-LIBOR plus a specified spread)	Monthly	01/12/2022	34,679	0	(18)	0	(18)
	Receive	RALVEIET Index	263,820	0.677% (1-Month USD-LIBOR plus a specified spread)	Monthly	01/12/2022	41,147	0	128	128	0
	Receive	RALVEIIT Index	1,790,980	0.629% (1-Month USD-LIBOR plus a specified spread)	Monthly	01/12/2022	280,235	0	(141)	0	(141)

SOG	Pay	S&P 500 Total Return Index	884	0.309% (1-Month USD-LIBOR plus a specified spread)	Monthly	05/26/2021	7,283	0	2	2	0
	Pay	S&P 500 Total Return Index	3,183	0.369% (1-Month USD-LIBOR plus a specified spread)	Monthly	05/26/2021	26,223	0	8	8	0

UAG	Pay	NDDUWXUS Index	3,802	0.029% (1-Month USD-LIBOR less a specified spread)	Monthly	05/26/2021	27,343	0	3	3	0
	Pay	NDUEEGF Index	34,251	0.158% (1-Month USD-LIBOR plus a specified spread)	Monthly	08/11/2021	22,237	0	373	373	0
	Pay	NDUEEGF Index	81,385	0.434% (1-Month USD-LIBOR plus a specified spread)	Monthly	01/12/2022	51,956	0	20	20	0

								$0	$5,782	$6,539	$(757)

Total Swap Agreements								$(2,160)	$7,628	$6,539	$(1,071)

112	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

March 31, 2021

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of March 31, 2021:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(6)
BOA	$3,628	$0	$0	$3,628	$(324)	$(4)	$(114)	$(442)	$3,186	$(3,630)	$(444)
BPS	3,206	0	772	3,978	(257)	(6)	(68)	(331)	3,647	(6,812)	(3,165)
BRC	94	515	58	667	(17)	(181)	(200)	(398)	269	6,212	6,481
CBK	498	0	126	624	(23)	0	(213)	(236)	388	(11,284)	(10,896)
DUB	313	0	0	313	0	(4)	0	(4)	309	(590)	(281)
FAR	0	0	673	673	0	(43)	(118)	(161)	512	(24,320)	(23,808)
FBF	0	0	211	211	0	(5)	(65)	(70)	141	(3,130)	(2,989)
GLM	435	0	0	435	(164)	(418)	0	(582)	(147)	114	(33)
GSC	0	0	0	0	0	(55)	0	(55)	(55)	0	(55)
GST	0	0	151	151	0	(7)	0	(7)	144	(270)	(126)
HUS	925	0	3	928	(214)	0	0	(214)	714	0	714
JPM	124	0	2,782	2,906	(157)	(210)	(55)	(422)	2,484	(5,190)	(2,706)
MEI	0	0	1,357	1,357	0	0	(238)	(238)	1,119	(23,176)	(22,057)
MYC	0	0	0	0	0	0	0	0	0	(2,200)	(2,200)
MYI	1,584	0	0	1,584	(938)	(426)	0	(1,364)	220	(50)	170
NGF	0	939	0	939	0	(997)	0	(997)	(58)	0	(58)
RYL	0	0	0	0	(183)	0	0	(183)	(183)	0	(183)
SCX	4,436	0	0	4,436	(886)	0	0	(886)	3,550	(4,070)	(520)
SOG	7,399	0	10	7,409	0	0	0	0	7,409	(5,590)	1,819
SSB	0	0	0	0	(69)	0	0	(69)	(69)	0	(69)
TOR	376	0	0	376	(179)	0	0	(179)	197	(390)	(193)
UAG	105	127	396	628	(62)	(129)	0	(191)	437	(290)	147

Total Over the Counter	$23,123	$1,581	$6,539	$31,243	$(3,473)	$(2,485)	$(1,071)	$(7,029)

(m)

Securities with an aggregate market value of $6,326 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of March 31, 2021.

(1)	Notional Amount represents the number of contracts.
(2)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)

Receive represents that the Fund receives payments for any positive net return on the underlying reference. The Fund makes payments for any negative net return on such underlying reference. Pay represents that the Fund receives payments for any negative net return on the underlying reference. The Fund makes payments for any positive net return on such underlying reference.

(6)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2021	113

Schedule of Investments	PIMCO RAE Worldwide Long/Short PLUS Fund	(Cont.)

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2021:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$163	$0	$982	$1,145
Swap Agreements	0	250	0	0	1,705	1,955

	$0	$250	$163	$0	$2,687	$3,100

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$23,123	$0	$23,123
Purchased Options	0	0	0	127	1,454	1,581
Swap Agreements	0	0	6,539	0	0	6,539

	$0	$0	$6,539	$23,250	$1,454	$31,243

	$0	$250	$6,702	$23,250	$4,141	$34,343

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$21	$0	$144	$165
Swap Agreements	0	0	0	0	2,105	2,105

	$0	$0	$21	$0	$2,249	$2,270

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$3,473	$0	$3,473
Written Options	0	38	0	973	1,474	2,485
Swap Agreements	0	314	757	0	0	1,071

	$0	$352	$757	$4,446	$1,474	$7,029

	$0	$352	$778	$4,446	$3,723	$9,299

The effect of Financial Derivative Instruments on the Statements of Operations for the year ended March 31, 2021:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$(160)	$(160)
Written Options	0	0	0	0	311	311
Futures	0	0	(24,674)	0	14,372	(10,302)
Swap Agreements	0	(1,205)	0	0	(35,651)	(36,856)

	$0	$(1,205)	$(24,674)	$0	$(21,128)	$(47,007)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(29,946)	$0	$(29,946)
Purchased Options	0	0	0	(82)	35,090	35,008
Written Options	0	364	0	82	(23,397)	(22,951)
Swap Agreements	0	526	199,783	0	15	200,324

	$0	$890	$199,783	$(29,946)	$11,708	$182,435

	$0	$(315)	$175,109	$(29,946)	$(9,420)	$135,428

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$13	$13
Futures	0	0	3,637	0	9,804	13,441
Swap Agreements	0	743	0	0	25,305	26,048

	$0	$743	$3,637	$0	$35,122	$39,502

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$12,005	$0	$12,005
Purchased Options	0	0	0	63	(34,353)	(34,290)
Written Options	0	121	0	184	42,968	43,273
Swap Agreements	0	(6)	(86,265)	0	0	(86,271)

	$0	$115	$(86,265)	$12,252	$8,615	$(65,283)

	$0	$858	$(82,628)	$12,252	$43,737	$(25,781)

114	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

March 31, 2021

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2021 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2021
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$0	$94,332	$0	$94,332
Industrials	0	40,943	0	40,943
Utilities	0	13,104	0	13,104
Municipal Bonds & Notes
Illinois	0	100	0	100
U.S. Government Agencies	0	69,568	0	69,568
U.S. Treasury Obligations	0	387,136	0	387,136
Non-Agency Mortgage-Backed Securities	0	110,976	0	110,976
Asset-Backed Securities	0	118,888	0	118,888
Sovereign Issues	0	6,631	0	6,631
Preferred Securities
Banking & Finance	0	5,915	0	5,915
Short-Term Instruments
Repurchase Agreements	0	96,548	0	96,548
Short-Term Notes	0	7,100	0	7,100
U.S. Treasury Cash Management Bills	0	2,600	0	2,600

	$0	$953,841	$0	$953,841

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$338,602	$0	$0	$338,602

Total Investments	$338,602	$953,841	$0	$1,292,443

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2021
Short Sales, at Value - Liabilities
Sovereign Issues	$0	$(14,615)	$0	$(14,615)
U.S. Government Agencies	0	(5,987)	0	(5,987)

	$0	$(20,602)	$0	$(20,602)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	1,145	1,955	0	3,100
Over the counter	0	31,243	0	31,243

	$1,145	$33,198	$0	$34,343

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(165)	(2,105)	0	(2,269)
Over the counter	0	(7,029)	0	(7,029)

	$(165)	$(9,134)	$0	(9,298)

Total Financial Derivative Instruments	$980	$24,064	$0	$25,044

Totals	$339,582	$957,303	$0	$1,296,885

There were no significant transfers into or out of Level 3 during the period ended March 31, 2021.

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2021	115

Notes to Financial Statements

1. ORGANIZATION

PIMCO Funds (the “Trust”) is a Massachusetts business trust established under a Declaration of Trust dated February 19, 1987, as amended and restated November 4, 2014. The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. Information presented in these financial statements pertains to the Institutional Class, I-2, I-3, Administrative Class, Class A and Class C shares of the Funds (each a “Fund” and collectively, the “Funds”) indicated on the cover of this report. Pacific Investment Management Company LLC (“PIMCO”) serves as the investment adviser (the “Adviser”) for the Funds. Research Affiliates, LLC (“Research Affiliates”) serves as the sub-adviser to the Funds.

On November 18, 2020, the Board of Trustees approved a reduction in the holding period of an automatic conversion of the Funds’ Class C shares into Class A shares of the same Fund from ten years to eight years. The reduction in the holding period became effective on January 18, 2021, with the first conversion taking place on or about February 10, 2021 and subsequent conversions occurring monthly thereafter. Certain financial intermediaries may have different policies and procedures regarding the conversion of Class C shares to Class A shares, as described in Appendix B to the applicable Funds’ prospectus (Financial Firm-Specific Sales Charge Waivers and Discounts).

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). Each Fund is treated as an investment company under the reporting requirements of U.S. GAAP. The functional and reporting currency for the Funds is the U.S. dollar. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled beyond a standard settlement period for the security after the trade date. Realized gains (losses) from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as a Fund is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date, with the exception of securities with a forward starting effective date, where interest income is recorded on the accrual basis from effective date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation (depreciation) on investments on the Statements of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain (loss) on investments on the Statements of Operations. Paydown gains (losses) on mortgage-related and other asset-backed securities, if any, are recorded as components of interest income on the Statements of Operations. Income or short-term capital gain distributions received from registered investment companies, if any, are recorded as dividend income. Long-term capital gain distributions received from registered investment companies, if any, are recorded as realized gains.

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is probable.

(b) Foreign Currency Translation  The market values of foreign securities, currency holdings and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies, if any, are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Funds do not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized gain (loss) and net change in unrealized appreciation (depreciation) from investments on the Statements of Operations. The Funds may invest in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract. Realized foreign exchange gains (losses) arising from sales of spot foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain (loss) on foreign currency transactions on

116	PIMCO FUNDAMENTAL INDEX FUNDS

March 31, 2021

the Statements of Operations. Net unrealized foreign exchange gains (losses) arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period are included in net change in unrealized appreciation (depreciation) on foreign currency assets and liabilities on the Statements of Operations.

(c) Multi-Class Operations  Each class offered by the Trust has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains (losses) are allocated daily based on the relative net assets of each class of the respective Fund. Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees. Under certain circumstances, the per share net asset value (“NAV”) of a class of the respective Fund’s shares may be different from the per share NAV of another class of shares as a result of the different daily expense accruals applicable to each class of shares.

(d) Distributions to Shareholders  The following table shows the anticipated frequency of distributions from net investment income, if any, for each Fund.

Distribution Frequency

Fund Name	Declared	Distributed

PIMCO RAE Fundamental Advantage PLUS Fund	Quarterly	Quarterly

PIMCO RAE PLUS Fund	Quarterly	Quarterly

PIMCO RAE PLUS EMG Fund	Quarterly	Quarterly

PIMCO RAE PLUS International Fund	Quarterly	Quarterly

PIMCO RAE PLUS Small Fund	Quarterly	Quarterly

PIMCO RAE Worldwide Long/Short PLUS Fund	Quarterly	Quarterly

Net realized capital gains earned by each Fund, if any, will be distributed no less frequently than once each year.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. As a result, income distributions and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on each Fund’s annual financial statements presented under U.S. GAAP.

Separately, if a Fund determines that a portion of a distribution may be comprised of amounts from capital gains, paid in capital, or other capital sources in accordance with its policies, accounting records, and accounting practices, the Fund will notify shareholders of the estimated composition of such distribution through a Section 19 Notice. For these purposes, a Fund determines the source or sources from which a distribution is paid, to the close of the period as of which it is paid, in reference to its internal accounting records and related accounting practices. If, based on such accounting records and practices, it is determined that a particular distribution does not include capital gains or paid-in surplus or other capital sources, a Section 19 Notice generally would not be issued. It is important to note that differences exist between a Fund’s daily internal accounting records and practices, a Fund’s financial statements presented in accordance with U.S. GAAP, and recordkeeping practices under income tax regulations. For instance, a Fund’s internal accounting records and practices may take into account, among other factors, tax-related characteristics of certain sources of distributions that differ from treatment under U.S. GAAP. Examples of such differences may include, among others, the treatment of periodic payments under interest rate swap contracts. Accordingly, among other consequences, it is possible that a Fund may not issue a Section 19 Notice in situations where the Fund’s financial statements prepared later and in accordance with U.S. GAAP and/or the final tax character of those distributions might later report that the sources of those distributions included capital gains and/or a return of capital. Please visit www.pimco.com for the most recent Section 19 Notice, if applicable, for additional information regarding the estimated composition of distributions. Final determination of a distribution’s tax character will be provided to shareholders when such information is available.

Distributions classified as a tax basis return of capital at a Fund’s fiscal year end, if any, are reflected on the Statements of Changes in Net Assets and have been recorded to paid in capital on the Statements of Assets and Liabilities. In addition, other amounts have been reclassified between distributable earnings (accumulated loss) and paid in capital on the Statements of Assets and Liabilities to more appropriately conform U.S. GAAP to tax characterizations of distributions.

(e) New Accounting Pronouncements and Regulatory Updates  In March 2020, the Financial Accounting Standards Board issued an Accounting Standards Update (“ASU”), ASU 2020-04, which provides optional guidance to ease the potential accounting burden associated with transitioning away from the London Interbank Offered Rate and other reference rates that are expected to be discontinued. The ASU is effective immediately upon release of the update on March 12, 2020 through December 31, 2022. At this time, management is evaluating implications of these changes on the financial statements.

In October 2020, the U.S. Securities and Exchange Commission (“SEC”) adopted a rule related to the use of derivatives, short sales, reverse repurchase agreements and certain other transactions by registered investment companies that rescinds and withdraws the

ANNUAL REPORT	|	MARCH 31, 2021	117

Notes to Financial Statements	(Cont.)

guidance of the SEC and its staff regarding asset segregation and cover transactions. Subject to certain exceptions, the rule requires funds to trade derivatives and other transactions that create future payment or delivery obligations (except reverse repurchase agreements and similar financing transactions) subject to a value-at-risk leverage limit, certain derivatives risk management program and reporting requirements. The rule went into effect on February 19, 2021 and funds will have an eighteen-month transition period to comply with the rule and related reporting requirements. At this time, management is evaluating the implications of these changes on the financial statements.

In October 2020, the SEC adopted a rule regarding the ability of a fund to invest in other funds. The rule allows a fund to acquire shares of another fund in excess of certain limitations currently imposed by the Act without obtaining individual exemptive relief from the SEC, subject to certain conditions. The rule also included the rescission of certain exemptive relief from the SEC and guidance from the SEC staff for funds to invest in other funds. The rule went into effect on January 19, 2021 and funds will have a one-year transition period to comply with the rule and related reporting requirements. At this time, management is evaluating the implications of these changes on the financial statements.

In December 2020, the SEC adopted a rule addressing fair valuation of fund investments. The new rule sets forth requirements for good faith determinations of fair value as well as for the performance of fair value determinations, including related oversight and reporting obligations. The new rule also defines “readily available market quotations” for purposes of the definition of “value” under the Act, and the SEC noted that this definition would apply in all contexts under the Act. The effective date for the rule was March 8, 2021. The SEC adopted an eighteen-month transition period beginning from the effective date for both the new rule and the associated new recordkeeping requirements. At this time, management is evaluating the implications of these changes on the financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The price of a Fund’s shares is based on the Fund’s NAV. The NAV of a Fund, or each of its share classes, as applicable, is determined by dividing the total value of portfolio investments and other assets, less any liabilities attributable to that Fund or class, by the total number of shares outstanding of that Fund or class.

On each day that the New York Stock Exchange (“NYSE”) is open, Fund shares are ordinarily valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (“NYSE Close”). Information that becomes known to the Funds or their agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. If regular trading on the NYSE closes earlier than scheduled, each Fund reserves the right to either (i) calculate its NAV as of the earlier closing time or (ii) calculate its NAV as of the normally scheduled close of regular trading on the NYSE for that day. Each Fund generally does not calculate its NAV on days during which the NYSE is closed. However, if the NYSE is closed on a day it would normally be open for business, each Fund reserves the right to calculate its NAV as of the normally scheduled close of regular trading on the NYSE for that day or such other time that the Fund may determine.

For purposes of calculating NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from established market makers or prices (including evaluated prices) supplied by the Funds’ approved pricing services, quotation reporting systems and other third-party sources (together, “Pricing Services”). The Funds will normally use pricing data for domestic equity securities received shortly after the NYSE Close and do not normally take into account trading, clearances or settlements that take place after the NYSE Close. If market value pricing is used, a foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by the Adviser to be the primary exchange. A foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange. Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from Pricing Services may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Swap agreements are valued on the basis of bid quotes obtained from brokers and dealers or market-based prices supplied by Pricing Services. A Fund’s investments in open-end management investment companies, other than exchange-traded funds (“ETFs”), are valued at the NAVs of such investments. Open-end management investment companies may include affiliated funds.

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If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value based on procedures established and approved by the Board of Trustees of the Trust (the “Board”). Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, a Fund may determine the fair value of investments based on information provided by Pricing Services and other third-party vendors, which may recommend fair value or adjustments with reference to other securities, indices or assets. In considering whether fair valuation is required and in determining fair values, a Fund may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the NYSE Close. A Fund may utilize modeling tools provided by third-party vendors to determine fair values of foreign (non-U.S.) securities. For these purposes, any movement in the applicable reference index or instrument (“zero trigger”) between the earlier close of the applicable foreign market and the NYSE Close may be deemed to be a significant event, prompting the application of the pricing model (effectively resulting in daily fair valuations). Foreign exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Trust is not open for business, which may result in a Fund’s portfolio investments being affected when shareholders are unable to buy or sell shares.

Senior secured floating rate loans for which an active secondary market exists to a reliable degree are valued at the mean of the last available bid/ask prices in the market for such loans, as provided by a Pricing Service. Senior secured floating rate loans for which an active secondary market does not exist to a reliable degree are valued at fair value, which is intended to approximate market value. In valuing a senior secured floating rate loan at fair value, the factors considered may include, but are not limited to, the following: (a) the creditworthiness of the borrower and any intermediate participants, (b) the terms of the loan, (c) recent prices in the market for similar loans, if any, and (d) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Services. As a result, the value of such investments and, in turn, the NAV of a Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Trust is not open for business. As a result, to the extent that a Fund holds foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Fund’s next calculated NAV.

Investments for which market quotes or market based valuations are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction. The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to the Adviser the responsibility for applying the fair valuation methods. In the event that market quotes or market based valuations are not readily available, and the security or asset cannot be valued pursuant to a Board approved valuation method, the value of the security or asset will be determined in good faith by the Board. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, indicative market quotations (“Broker Quotes”), Pricing Services’ prices), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of a Fund’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated, to the Adviser, the responsibility for monitoring significant events that may materially affect the values of a Fund’s securities or assets and for determining whether the value of the applicable securities or assets should be reevaluated in light of such significant events.

When a Fund uses fair valuation to determine the value of a portfolio security or other asset for purposes of calculating its NAV, such investments will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board or persons acting at their direction believe reflects fair value. Fair valuation may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of a Fund’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Board or persons acting at their direction would accurately reflect the price that a Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by a Fund may differ from the value that would be realized if the securities were sold. The Funds’ use of fair valuation may also help to deter “stale price arbitrage” as discussed under the “Abusive Trading Practices” section in each Fund’s prospectus.

(b) Fair Value Hierarchy  U.S. GAAP describes fair value as the price that a Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement

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date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

∎	Level 1 — Quoted prices in active markets or exchanges for identical assets and liabilities.

∎

Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

∎

Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

In accordance with the requirements of U.S. GAAP, the amounts of transfers into and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for each respective Fund.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers into and out of the Level 3 category during the period. The end of period value is used for the transfers between Levels of a Fund’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for each respective Fund.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1 and Level 2 trading assets and trading liabilities, at fair value  The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The Pricing Services’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using Pricing Services that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment companies (other than ETFs) will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in

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unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted.

Equity exchange-traded options and over the counter financial derivative instruments, such as forward foreign currency contracts and options contracts derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established market makers or Pricing Services (normally determined as of the NYSE Close). Depending on the product and the terms of the transaction, financial derivative instruments can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps and over the counter swaps derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. They are valued using a broker-dealer bid quotation or on market-based prices provided by Pricing Services (normally determined as of the NYSE Close). Centrally cleared swaps and over the counter swaps can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models may use inputs that are observed from actively quoted markets such as the overnight index swap rate, London Interbank Offered Rate forward rate, interest rates, yield curves and credit spreads. These securities are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair value  When a fair valuation method is applied by the Adviser that uses significant unobservable inputs, investments will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy.

Short-term debt instruments (such as commercial paper) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost value of such short-term debt instruments is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. These securities are categorized as Level 2 or Level 3 of the fair value hierarchy depending on the source of the base price.

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Affiliates

Each Fund may invest in the PIMCO Short Asset Portfolio and the PIMCO Short-Term Floating NAV Portfolio III (“Central Funds”) to the extent permitted by the Act and rules thereunder. The Central Funds are registered investment companies created for use solely by the series of the Trust and other series of registered investment companies advised by the Adviser, in connection with their cash management activities. The main investments of the Central Funds are money market and short maturity fixed income instruments. The Central Funds may incur expenses related to their investment activities, but do not pay Investment Advisory Fees or Supervisory and Administrative Fees to the Adviser. The Central Funds are considered to be affiliated with the Funds. A complete schedule of portfolio holdings for each affiliate fund is filed with the SEC for the first and third quarters of each fiscal year on Form N-PORT and is available at the SEC’s website at www.sec.gov. A copy of each affiliate fund’s shareholder report is also available at the SEC’s website at www.sec.gov, on the Funds’ website at www.pimco.com, or upon request, as applicable. The tables below show the Funds’ transactions in and earnings from investments in the affiliated Funds for the period ended March 31, 2021 (amounts in thousands†):

Investments in PIMCO Short Asset Portfolio

Fund Name	Market Value 03/31/2020	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 03/31/2021	Dividend Income(1)	Realized Net Capital Gain Distributions(1)

PIMCO RAE Fundamental Advantage PLUS Fund	$52,615	$0	$(52,691)	$(1,316)	$1,392	$0	$2	$0

PIMCO RAE PLUS Fund	20,128	158	(20,921)	91	544	0	168	0

PIMCO RAE PLUS International Fund	36,877	290	(38,331)	167	997	0	309	0

PIMCO RAE Worldwide Long/Short PLUS Fund	71,138	0	(71,241)	(1,736)	1,839	0	3	0

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Investments in PIMCO Short-Term Floating NAV Portfolio III

Fund Name	Market Value 03/31/2020	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 03/31/2021	Dividend Income(1)	Realized Net Capital Gain Distributions(1)

PIMCO RAE Fundamental Advantage PLUS Fund	$25,196	$2,284,035	$(2,075,500)	$264	$199	$234,194	$1,234	$0

PIMCO RAE PLUS Fund	54,406	2,042,877	(1,560,800)	226	(115)	536,594	377	0

PIMCO RAE PLUS EMG Fund	107,264	1,924,161	(1,695,200)	259	(173)	336,311	561	0

PIMCO RAE PLUS International Fund	196,251	2,537,532	(2,405,600)	336	1,293	329,812	1,632	0

PIMCO RAE PLUS Small Fund	40,042	1,862,743	(1,636,100)	520	11	267,216	643	0

PIMCO RAE Worldwide Long/Short PLUS Fund	42,037	1,751,497	(1,455,000)	140	(72)	338,602	497	0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)

The tax characterization of distributions is determined in accordance with Federal income tax regulations and may contain a return of capital. The actual tax characterization of distributions received is determined at the end of the fiscal year of the affiliated fund. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

(b) Investments in Securities

The Funds may utilize the investments and strategies described below to the extent permitted by each Fund’s respective investment policies.

Delayed-Delivery Transactions  involve a commitment by a Fund to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery transactions are outstanding, a Fund will designate or receive as collateral liquid assets in an amount sufficient to meet the purchase price or respective obligations. When purchasing a security on a delayed-delivery basis, a Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its NAV. A Fund may dispose of or renegotiate a delayed-delivery transaction after it is entered into, which may result in a realized gain (loss). When a Fund has sold a security on a delayed-delivery basis, the Fund does not participate in future gains (losses) with respect to the security.

Inflation-Indexed Bonds  are fixed income securities whose principal value is periodically adjusted by the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statements of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury Inflation-Protected Securities. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Loans and Other Indebtedness, Loan Participations and Assignments  are direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate,

governmental, or other borrowers. A Fund’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties or investments in or originations of loans by the Fund or Funds. A loan is often administered by a bank or other financial institution (the “agent”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. A Fund may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. When a Fund purchases assignments from agents it acquires direct rights against the borrowers of the loans. These loans may include participations in bridge loans, which are loans taken out by borrowers for a short period (typically less than one year) pending arrangement of more permanent financing through, for example, the issuance of bonds, frequently high yield bonds issued for the purpose of acquisitions.

The types of loans and related investments in which the Funds may invest include, among others, senior loans, subordinated loans (including second lien loans, B-Notes and mezzanine loans), whole loans, commercial real estate and other commercial loans and structured loans. The Funds may originate loans or acquire direct interests in loans through primary loan distributions and/or in private transactions. In the case of subordinated loans, there may be significant indebtedness ranking ahead of the borrower’s obligation to the holder of such a loan, including in the event of the borrower’s insolvency. Mezzanine loans are typically secured by a pledge of an equity interest in the mortgage borrower that owns the real estate rather than an interest in a mortgage.

Investments in loans may include unfunded loan commitments, which are contractual obligations for funding. Unfunded loan commitments may include revolving credit facilities, which may obligate a Fund to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full, even though a percentage of the committed amount may not be utilized by the borrower. When investing in a loan participation, a Fund has the right

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to receive payments of principal, interest and any fees to which it is entitled only from the agent selling the loan agreement and only upon receipt of payments by the agent from the borrower. A Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a loan. In certain circumstances, a Fund may receive a penalty fee upon the prepayment of a loan by a borrower. Fees earned or paid are recorded as a component of interest income or interest expense, respectively, on the Statements of Operations. Unfunded loan commitments are reflected as a liability on the Statements of Assets and Liabilities.

Mortgage-Related and Other Asset-Backed Securities  directly or indirectly represent a participation in, or are secured by and payable from, loans on real property. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. These securities provide a monthly payment which consists of both interest and principal. Interest may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Many of the risks of investing in mortgage-related securities secured by commercial mortgage loans reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make lease payments, and the ability of a property to attract and retain tenants. These securities may be less liquid and may exhibit greater price volatility than other types of mortgage-related or other asset-backed securities. Other asset-backed securities are created from many types of assets, including, but not limited to, auto loans, accounts receivable, such as credit card receivables and hospital account receivables, home equity loans, student loans, boat loans, mobile home loans, recreational vehicle loans, manufactured housing loans, aircraft leases, computer leases and syndicated bank loans.

Collateralized Debt Obligations  (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which a Fund invests. In addition to the normal risks associated with fixed income securities discussed elsewhere in this report and each Fund’s prospectus and statement of additional information (e.g., prepayment risk, credit risk, liquidity risk, market risk, structural risk, legal risk and interest rate risk (which may be exacerbated if the interest rate payable on a structured financing changes based on multiples of changes in interest rates or inversely to changes in interest rates)), CBOs, CLOs and other CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the quality of the collateral may decline in value or default, (iii) the risk that a Fund may invest in CBOs, CLOs, or other CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Collateralized Mortgage Obligations  (“CMOs”) are debt obligations of a legal entity that are collateralized by whole mortgage loans or private mortgage bonds and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches”, with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

Stripped Mortgage-Backed Securities  (“SMBS”) are derivative multi-class mortgage securities. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. An SMBS will have one class that will receive all of the interest (the interest-only or “IO” class), while the other class will receive the entire principal (the principal-only or “PO” class). Payments received for IOs are included in interest income on the Statements of Operations. Because no principal will be received at the maturity of an IO, adjustments are made to the cost of the security on a monthly basis until maturity. These adjustments are included in interest income on the Statements of Operations. Payments received for POs are treated as reductions to the cost and par value of the securities.

Payment In-Kind Securities  may give the issuer the option at each interest payment date of making interest payments in either cash and/or additional debt securities. Those additional debt securities usually have the same terms, including maturity dates and interest rates, and

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associated risks as the original bonds. The daily market quotations of the original bonds may include the accrued interest (referred to as a dirty price) and require a pro rata adjustment from the unrealized appreciation (depreciation) on investments to interest receivable on the Statements of Assets and Liabilities.

Perpetual Bonds  are fixed income securities with no maturity date but pay a coupon in perpetuity (with no specified ending or maturity date). Unlike typical fixed income securities, there is no obligation for perpetual bonds to repay principal. The coupon payments, however, are mandatory. While perpetual bonds have no maturity date, they may have a callable date in which the perpetuity is eliminated and the issuer may return the principal received on the specified call date. Additionally, a perpetual bond may have additional features, such as interest rate increases at periodic dates or an increase as of a predetermined point in the future.

Restricted Investments  are subject to legal or contractual restrictions on resale and may generally be sold privately, but may be required to be registered or exempted from such registration before being sold to the public. Private placement securities are generally considered to be restricted except for those securities traded between qualified institutional investors under the provisions of Rule 144A of the Securities Act of 1933. Disposal of restricted investments may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult to achieve. Restricted investments held by the Funds at March 31, 2021, as applicable, are disclosed in the Notes to Schedules of Investments.

Securities Issued by U.S. Government Agencies or Government-Sponsored Enterprises  are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association, are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities which do not distribute interest on a current basis and tend to be subject to a greater risk than interest-paying securities of similar maturities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

In June 2019, FNMA and FHLMC started issuing Uniform Mortgage Backed Securities in place of their current offerings of TBA-eligible securities (the “Single Security Initiative”). The Single Security Initiative seeks to support the overall liquidity of the TBA market and aligns the characteristics of FNMA and FHLMC certificates. The effects that the Single Security Initiative may have on the market for TBA and other mortgage-backed securities are uncertain.

Roll-timing strategies can be used where a Fund seeks to extend the expiration or maturity of a position, such as a TBA security on an underlying asset, by closing out the position before expiration and opening a new position with respect to substantially the same underlying asset with a later expiration date. TBA securities purchased or sold are reflected on the Statements of Assets and Liabilities as an asset or liability, respectively.

When-Issued Transactions  are purchases or sales made on a when-issued basis. These transactions are made conditionally because a security, although authorized, has not yet been issued in the market. Transactions to purchase or sell securities on a when-issued basis involve a commitment by a Fund to purchase or sell these securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. A Fund may sell when-issued securities before they are delivered, which may result in a realized gain (loss).

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Funds may enter into the borrowings and other financing transactions described below to the extent permitted by each Fund’s respective investment policies.

The following disclosures contain information on a Fund’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by a Fund. The location of these instruments in each Fund’s financial statements is described below.

(a) Repurchase Agreements  Under the terms of a typical repurchase agreement, a Fund purchases an underlying debt obligation (collateral)

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subject to an obligation of the seller to repurchase, and a Fund to resell, the obligation at an agreed-upon price and time. In an open maturity repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Fund or counterparty at any time. The underlying securities for all repurchase agreements are held by a Fund’s custodian or designated subcustodians under tri-party repurchase agreements and in certain instances will remain in custody with the counterparty. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Repurchase agreements, if any, including accrued interest, are included on the Statements of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statements of Operations. In periods of increased demand for collateral, a Fund may pay a fee for the receipt of collateral, which may result in interest expense to the Fund.

(b) Reverse Repurchase Agreements  In a reverse repurchase agreement, a Fund delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. In an open maturity reverse repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Fund or counterparty at any time. A Fund is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by a Fund to counterparties are reflected as a liability on the Statements of Assets and Liabilities. Interest payments made by a Fund to counterparties are recorded as a component of interest expense on the Statements of Operations. In periods of increased demand for the security, a Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund. A Fund will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under reverse repurchase agreements.

(c) Sale-Buybacks  A sale-buyback financing transaction consists of a sale of a security by a Fund to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed-upon price and date. A Fund is not entitled to receive principal and interest payments, if any, made on the security sold to the counterparty during the term of the agreement. The agreed-upon proceeds for securities to be repurchased by a Fund are reflected as a liability on the Statements of Assets and Liabilities. A Fund will recognize net income represented by the price differential between the price received for the transferred security and the agreed-upon repurchase price. This is commonly referred to as the ‘price drop’. A price drop consists of (i) the foregone interest and inflationary income adjustments, if any, a Fund would have otherwise received had the security not been sold and (ii) the negotiated financing terms between a Fund and counterparty. Foregone interest and inflationary income adjustments, if any, are recorded as components of interest income on the Statements of Operations. Interest payments based upon negotiated financing terms made by a Fund to counterparties are recorded as a component of interest expense on the Statements of Operations. In periods of increased demand for the security, a Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund. A Fund will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under sale-buyback transactions.

(d) Short Sales  Short sales are transactions in which a Fund sells a security that it may not own. A Fund may make short sales of securities to (i) offset potential declines in long positions in similar securities, (ii) to increase the flexibility of the Fund, (iii) for investment return, (iv) as part of a risk arbitrage strategy, and (v) as part of its overall portfolio management strategies involving the use of derivative instruments. When a Fund engages in a short sale, it may borrow the security sold short and deliver it to the counterparty. A Fund will ordinarily have to pay a fee or premium to borrow a security and be obligated to repay the lender of the security any dividend or interest that accrues on the security during the period of the loan. Securities sold in short sale transactions and the dividend or interest payable on such securities, if any, are reflected as payable for short sales on the Statements of Assets and Liabilities. Short sales expose a Fund to the risk that it will be required to cover its short position at a time when the security or other asset has appreciated in value, thus resulting in losses to a Fund. A short sale is “against the box” if a Fund holds in its portfolio or has the right to acquire the security sold short, or securities identical to the security sold short, at no additional cost. A Fund will be subject to additional risks to the extent that it engages in short sales that are not “against the box.” A Fund’s loss on a short sale could theoretically be unlimited in cases where a Fund is unable, for whatever reason, to close out its short position.

(e) Interfund Lending  In accordance with an exemptive order (the “Order”) from the SEC, the Funds of the Trust may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by each Fund’s investment policies and restrictions. The Funds are currently permitted to borrow under the Interfund Lending Program. A lending fund may lend in aggregate up to 15% of its current net assets at the time of the interfund loan, but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing fund may not borrow through the Interfund Lending Program or from any

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Notes to Financial Statements	(Cont.)

other source if its total outstanding borrowings immediately after the borrowing would be more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interfund loan rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

On March 23, 2020, the SEC issued an exemptive order (the “Temporary Order”) to provide temporary relief to the Funds of the Trust in relation to the Interfund Lending Program, and the Board has authorized the Funds to rely on the Temporary Order. With respect to interfund lending, the Temporary Order permitted, under certain conditions, a lending fund to lend in aggregate up to 25% of its current net assets at the time of the interfund loan and to make interfund loans with term limits of up to the expiration of the Temporary Order, notwithstanding the current limit of seven business days under the Order. The SEC provided notice in April 2021 that the Temporary Order would be terminated on April 30, 2021.

During the period ended March 31, 2021, the Funds did not participate in the Interfund Lending Program.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The Funds may enter into the financial derivative instruments described below to the extent permitted by each Fund’s respective investment policies.

The following disclosures contain information on how and why the Funds use financial derivative instruments, and how financial derivative instruments affect the Funds’ financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statements of Assets and Liabilities and the net realized gain (loss) and net change in unrealized appreciation (depreciation) on the Statements of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Schedules of Investments. The financial derivative instruments outstanding as of period end and the amounts of net realized gain (loss) and net change in unrealized appreciation (depreciation) on financial derivative instruments during the period, as disclosed in the Notes to Schedules of Investments, serve as indicators of the volume of financial derivative activity for the Funds.

(a) Forward Foreign Currency Contracts  may be engaged, in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of a Fund’s securities or as part of an investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily, and the change in value is recorded by a Fund as an unrealized gain (loss). Realized gains (losses) are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed and are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain (loss) reflected on the Statements of Assets and Liabilities. In addition, a Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. To mitigate such risk, cash or securities may be exchanged as collateral pursuant to the terms of the underlying contracts.

(b) Futures Contracts  are agreements to buy or sell a security or other asset for a set price on a future date and are traded on an exchange. A Fund may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by a Fund and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, a Fund is required to deposit with its futures broker an amount of cash, U.S. Government and Agency Obligations, or select sovereign debt, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and based on such movements in the price of the contracts, an appropriate payable or receivable for the change in value may be posted or collected by the Fund (“Futures Variation Margin”). Futures Variation Margins, if any, are disclosed within centrally cleared financial derivative instruments on the Statements of Assets and Liabilities. Gains (losses) are recognized but not considered realized until the contracts expire or close. Futures contracts involve, to varying degrees, risk of loss in excess of the Futures Variation Margin included within exchange traded or centrally cleared financial derivative instruments on the Statements of Assets and Liabilities.

(c) Options Contracts  may be written or purchased to enhance returns or to hedge an existing position or future investment. A Fund may write call and put options on securities and financial derivative instruments it owns or in which it may invest. Writing put options tends to increase a Fund’s exposure to the underlying instrument. Writing call options tends to decrease a Fund’s exposure to the underlying instrument.

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When a Fund writes a call or put, an amount equal to the premium received is recorded and subsequently marked to market to reflect the current value of the option written. These amounts are included on the Statements of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain (loss). Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. A Fund as a writer of an option has no control over whether the underlying instrument may be sold (“call”) or purchased (“put”) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk a Fund may not be able to enter into a closing transaction because of an illiquid market.

Purchasing call options tends to increase a Fund’s exposure to the underlying instrument. Purchasing put options tends to decrease a Fund’s exposure to the underlying instrument. A Fund pays a premium which is included as an asset on the Statements of Assets and Liabilities and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain (loss) when the underlying transaction is executed.

Credit Default Swaptions  may be written or purchased to hedge exposure to the credit risk of an investment without making a commitment to the underlying instrument. A credit default swaption is an option to sell or buy credit protection on a specific reference by entering into a pre-defined swap agreement by some specified date in the future.

Foreign Currency Options  may be written or purchased to be used as a short or long hedge against possible variations in foreign exchange rates or to gain exposure to foreign currencies.

Interest Rate Swaptions  may be written or purchased to enter into a pre-defined swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, by some specified date in the future. The writer of the swaption becomes the counterparty to the swap if the buyer exercises. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise.

Options on Exchange-Traded Futures Contracts  (“Futures Option”) may be written or purchased to hedge an existing position or future investment, for speculative purposes or to manage exposure to market movements. A Futures Option is an option contract in which the underlying instrument is a single futures contract.

Options on Securities  may be written or purchased to enhance returns or to hedge an existing position or future investment. An option on a security uses a specified security as the underlying instrument for the option contract.

(d) Swap Agreements  are bilaterally negotiated agreements between a Fund and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements may be privately negotiated in the over the counter market (“OTC swaps”) or may be cleared through a third party, known as a central counterparty or derivatives clearing organization (“Centrally Cleared Swaps”). A Fund may enter into asset, credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Centrally Cleared Swaps are marked to market daily based upon valuations as determined from the underlying contract or in accordance with the requirements of the central counterparty or derivatives clearing organization. Changes in market value, if any, are reflected as a component of net change in unrealized appreciation (depreciation) on the Statements of Operations. Daily changes in valuation of centrally cleared swaps (“Swap Variation Margin”), if any, are disclosed within centrally cleared financial derivative instruments on the Statements of Assets and Liabilities. Centrally Cleared and OTC swap payments received or paid at the beginning of the measurement period are included on the Statements of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Upfront premiums received (paid) are initially recorded as liabilities (assets) and subsequently marked to market to reflect the current value of the swap. These upfront premiums are recorded as realized gain (loss) on the Statements of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain (loss) on the Statements of Operations. Net periodic payments received or paid by a Fund are included as part of realized gain (loss) on the Statements of Operations.

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Notes to Financial Statements	(Cont.)

For purposes of applying certain of a Fund’s investment policies and restrictions, swap agreements, like other derivative instruments, may be valued by a Fund at market value, notional value or full exposure value. In the case of a credit default swap, in applying certain of a Fund’s investment policies and restrictions, the Funds will value the credit default swap at its notional value or its full exposure value (i.e., the sum of the notional amount for the contract plus the market value), but may value the credit default swap at market value for purposes of applying certain of a Fund’s other investment policies and restrictions. For example, a Fund may value credit default swaps at full exposure value for purposes of a Fund’s credit quality guidelines (if any) because such value in general better reflects a Fund’s actual economic exposure during the term of the credit default swap agreement. As a result, a Fund may, at times, have notional exposure to an asset class (before netting) that is greater or lesser than the stated limit or restriction noted in a Fund’s prospectus. In this context, both the notional amount and the market value may be positive or negative depending on whether a Fund is selling or buying protection through the credit default swap. The manner in which certain securities or other instruments are valued by a Fund for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

Entering into swap agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates or the values of the asset upon which the swap is based.

A Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk may be mitigated by having a master netting arrangement between a Fund and the counterparty and by the posting of collateral to a Fund to cover a Fund’s exposure to the counterparty.

To the extent a Fund has a policy to limit the net amount owed to or to be received from a single counterparty under existing swap agreements, such limitation only applies to counterparties to OTC swaps and does not apply to centrally cleared swaps where the counterparty is a central counterparty or derivatives clearing organization.

Credit Default Swap Agreements  on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues are entered into to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where a Fund owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event that the referenced entity, obligation or index, as specified in the swap agreement, undergoes a certain credit event. As a seller of protection on credit default swap agreements, a Fund will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, a Fund would effectively add leverage to its portfolio because, in addition to its total net assets, a Fund would be subject to investment exposure on the notional amount of the swap.

If a Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If a Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event).

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference

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credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. A Fund may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are instruments for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues as of period end, if any, are disclosed in the Notes to Schedules of Investments. They serve as an indicator of the current status of payment/performance risk and represent the likelihood or risk of default for the reference entity. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that a Fund as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of period end for which a Fund is the seller of protection are disclosed in the Notes to Schedules of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by a Fund for the same referenced entity or entities.

Interest Rate Swap Agreements  may be entered into to help hedge against interest rate risk exposure and to maintain a Fund’s ability to generate income at prevailing market rates. The value of the fixed rate bonds that the Funds hold may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, a Fund may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by a Fund with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the buyer pays an upfront fee in consideration for the right to early terminate the swap transaction in whole, at zero cost and at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets.

Total Return Swap Agreements  are entered into to gain or mitigate exposure to the underlying reference asset. Total return swap agreements involve commitments where single or multiple cash flows are exchanged based on the price of an underlying reference asset and on a fixed or variable interest rate. Total return swap agreements may involve commitments to pay interest in exchange for a market-linked return. One counterparty pays out the total return of a specific underlying reference asset, which may include a single security, a basket of securities, or an index, and in return receives a fixed or variable rate. At the maturity date, a net cash flow is exchanged where the total return is equivalent to the return of the underlying reference asset less a financing rate, if any. As a receiver, a Fund would receive payments based on any net positive total return and would owe payments in the event of a net negative total return. As the payer, a Fund would owe payments on any net positive total return, and would receive payments in the event of a net negative total return.

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Notes to Financial Statements	(Cont.)

7. PRINCIPAL AND OTHER RISKS

Principal And Other Risks

(a) Principal Risks

The principal risks of investing in a Fund, which could adversely affect its net asset value, yield and total return, are listed below.

Risks	PIMCO RAE Fundamental Advantage PLUS Fund	PIMCO RAE PLUS Fund	PIMCO RAE PLUS EMG Fund	PIMCO RAE PLUS International Fund	PIMCO RAE PLUS Small Fund	PIMCO RAE Worldwide Long/Short PLUS Fund

Interest Rate	X	X	X	X	X	X

Call	X	X	X	X	X	X

Credit	X	X	X	X	X	X

High Yield	X	X	X	X	X	X

Market	X	X	X	X	X	X

Issuer	X	X	X	X	X	X

Liquidity	X	X	X	X	X	X

Derivatives	X	X	X	X	X	X

Equity	X	X	X	X	X	X

Mortgage-Related and Other Asset-Backed Securities	X	X	X	X	X	X

Foreign (Non-U.S.) Investment	X	X	X	X	X	X

Emerging Markets	X	X	X	X	X	X

Sovereign Debt	X	X	X	X	X	X

Currency	X	X	X	X	X	X

Leveraging	X	X	X	X	X	X

Smaller Company	—	—	—	—	X	—

Management	X	X	X	X	X	X

Model	X	X	X	X	X	X

Short Exposure	X	X	X	X	X	X

Value Investing	X	X	X	X	X	X

LIBOR Transition	X	X	X	X	X	X

Please see “Description of Principal Risks” in a Fund’s prospectus for a more detailed description of the risks of investing in a Fund.

Interest Rate Risk  is the risk that fixed income securities will decline in value because of an increase in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration.

Call Risk  is the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer’s credit quality). If an issuer calls a security that a Fund has invested in, the Fund may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features.

Credit Risk  is the risk that a Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to meet its financial obligations.

High Yield Risk  is the risk that high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) are subject to greater levels of credit, call and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments and may be more volatile than higher-rated securities of similar maturity.

Market Risk  is the risk that the value of securities owned by a Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries.

Issuer Risk  is the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

Liquidity Risk  is the risk that a particular investment may be difficult to purchase or sell and that a Fund may be unable to sell illiquid investments at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income funds may be higher than normal, causing increased supply in the market due to selling activity.

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Derivatives Risk  is the risk of investing in derivative instruments (such as futures, swaps and structured securities), including leverage, liquidity, interest rate, market, credit and management risks, and valuation complexity. Changes in the value of a derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and a Fund could lose more than the initial amount invested. A Fund’s use of derivatives may result in losses to the Fund, a reduction in the Fund’s returns and/or increased volatility. Over-the-counter (“OTC”) derivatives are also subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally-cleared derivative transactions might not be available for OTC derivatives. The primary credit risk on derivatives that are exchange-traded or traded through a central clearing counterparty resides with a Fund’s clearing broker, or the clearinghouse. Changes in regulation relating to a mutual fund’s use of derivatives and related instruments could potentially limit or impact a Fund’s ability to invest in derivatives, limit a Fund’s ability to employ certain strategies that use derivatives and/or adversely affect the value of derivatives and a Fund’s performance.

Equity Risk  is the risk that the value of equity securities, such as common stocks and preferred securities, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities.

Mortgage-Related and Other Asset-Backed Securities Risk  is the risk of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk, prepayment risk and credit risk.

Foreign (Non-U.S.) Investment Risk  is the risk that investing in foreign (non-U.S.) securities may result in a Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, increased risk of delayed settlement of portfolio transactions or loss of certificates of portfolio securities, and the risk of unfavorable foreign government actions, including nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers.

Emerging Markets Risk  is the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk.

Sovereign Debt Risk  is the risk that investments in fixed income instruments issued by sovereign entities may decline in value as a result of default or other adverse credit event resulting from an issuer’s inability or unwillingness to make principal or interest payments in a timely fashion.

Currency Risk  is the risk that foreign (non-U.S.) currencies will change in value relative to the U.S. dollar and affect a Fund’s investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies.

Leveraging Risk  is the risk that certain transactions of a Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing a Fund to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss.

Smaller Company Risk  is the risk that the value of securities issued by a smaller company may go up or down, sometimes rapidly and unpredictably as compared to more widely held securities, due to narrow markets and limited resources of smaller companies. A Fund’s investments in smaller companies subject it to greater levels of credit, market and issuer risk.

Management Risk  is the risk that the investment techniques and risk analyses applied by PIMCO and Research Affiliates, including the use of quantitative models or methods, will not produce the desired results and that actual or potential conflicts of interest, legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO, Research Affiliates and the individual portfolio manager in connection with managing a Fund and may cause PIMCO or Research Affiliates to restrict or prohibit participation in certain investments. There is no guarantee that the investment objective of a Fund will be achieved.

Model Risk  is the risk that a Fund’s investment models used in making investment allocation decisions may not adequately take into account certain factors, or may rely on inaccurate data inputs may contain design flaws or faulty assumptions, and may rely on incomplete or inaccurate data, any of which may result in a decline in the value of an investment in a Fund.

Short Exposure Risk  is the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale will not fulfill its contractual obligations, causing a loss to a Fund.

Value Investing Risk  is the risk that a value stock may decrease in price or may not increase in price as anticipated by a Fund’s sub-adviser if it continues to be undervalued by the market or the factors that the portfolio manager believes will cause the stock price to increase do not occur.

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Notes to Financial Statements	(Cont.)

LIBOR Transition Risk  is the risk related to the anticipated discontinuation of the London Interbank Offered Rate (“LIBOR”) by the end of 2021. Certain instruments held by a Fund rely in some fashion upon LIBOR. Although the transition process away from LIBOR has become increasingly well-defined in advance of the anticipated discontinuation date, there remains uncertainty regarding the nature of any replacement rate, and any potential effects of the transition away from LIBOR on a Fund or on certain instruments in which a Fund invests can be difficult to ascertain. The transition process may involve, among other things, increased volatility or illiquidity in markets for instruments that currently rely on LIBOR and may result in a reduction in value of certain instruments held by a Fund.

(b) Other Risks

In general, a Fund may be subject to additional risks, including, but not limited to, risks related to government regulation and intervention in financial markets, operational risks, risks associated with financial, economic and global market disruptions, and cybersecurity risks. Please see a Fund’s prospectus and Statement of Additional Information for a more detailed description of the risks of investing in a Fund. Please see the Important Information section of this report for additional discussion of certain regulatory and market developments that may impact a Fund’s performance.

Market Disruption Risk  A Fund is subject to investment and operational risks associated with financial, economic and other global market developments and disruptions, including those arising from war, terrorism, market manipulation, government interventions, defaults and shutdowns, political changes or diplomatic developments, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics) and natural/environmental disasters, which can all negatively impact the securities markets and cause a Fund to lose value. These events can also impair the technology and other operational systems upon which a Fund’s service providers, including PIMCO as a Fund’s investment adviser, rely, and could otherwise disrupt a Fund’s service providers’ ability to fulfill their obligations to a Fund. For example, the recent spread of an infectious respiratory illness caused by a novel strain of coronavirus (known as COVID-19) has caused volatility, severe market dislocations and liquidity constraints in many markets, including markets for the securities a Fund holds, and may adversely affect a Fund’s investments and operations. Please see the Important Information section for additional discussion of the COVID-19 pandemic.

Government Intervention in Financial Markets  Federal, state, and other governments, their regulatory agencies, or self-regulatory organizations may take actions that affect the regulation of the instruments in which a Fund invests, or the issuers of such instruments, in ways that are unforeseeable. Legislation or regulation may also change the way in which a Fund itself is regulated. Such legislation or regulation could limit or preclude a Fund’s ability to achieve its investment objective. Furthermore, volatile financial markets can expose a Fund to greater market and liquidity risk and potential difficulty in valuing portfolio instruments held by the Fund. The value of a Fund’s holdings is also generally subject to the risk of future local, national, or global economic disturbances based on unknown weaknesses in the markets in which a Fund invests. In addition, it is not certain that the U.S. Government will intervene in response to a future market disturbance and the effect of any such future intervention cannot be predicted. It is difficult for issuers to prepare for the impact of future financial downturns, although companies can seek to identify and manage future uncertainties through risk management programs.

Regulatory Risk  Financial entities, such as investment companies and investment advisers, are generally subject to extensive government regulation and intervention. Government regulation and/or intervention may change the way a Fund is regulated, affect the expenses incurred directly by a Fund and the value of its investments, and limit and/or preclude a Fund’s ability to achieve its investment objective. Government regulation may change frequently and may have significant adverse consequences. Moreover, government regulation may have unpredictable and unintended effects.

Operational Risk  An investment in a Fund, like any fund, can involve operational risks arising from factors such as processing errors, human errors, inadequate or failed internal or external processes, failures in systems and technology, changes in personnel and errors caused by third-party service providers. The occurrence of any of these failures, errors or breaches could result in a loss of information, regulatory scrutiny, reputational damage or other events, any of which could have a material adverse effect on a Fund. While a Fund seeks to minimize such events through controls and oversight, there may still be failures that could cause losses to the Fund.

Cyber Security Risk  As the use of technology has become more prevalent in the course of business, the Funds have become potentially more susceptible to operational and information security risks resulting from breaches in cyber security. A breach in cyber security refers to both intentional and unintentional cyber events that may, among other things, cause a Fund to lose proprietary information, suffer data corruption and/or destruction or lose operational capacity, result in the unauthorized release or other misuse of confidential information, or otherwise disrupt normal business operations. Cyber security failures or breaches may result in financial losses to a Fund and its shareholders. These failures or breaches may also result in disruptions to business operations, potentially resulting in financial losses; interference with a Fund’s ability to calculate its net asset value, process shareholder transactions or otherwise transact business with shareholders;

132	PIMCO FUNDAMENTAL INDEX FUNDS

March 31, 2021

impediments to trading; violations of applicable privacy and other laws; regulatory fines; penalties; reputational damage; reimbursement or other compensation costs; additional compliance and cyber security risk management costs and other adverse consequences. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future.

8. MASTER NETTING ARRANGEMENTS

A Fund may be subject to various netting arrangements (“Master Agreements”) with select counterparties. Master Agreements govern the terms of certain transactions, and are intended to reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that is intended to improve legal certainty. Each type of Master Agreement governs certain types of transactions. Different types of transactions may be traded out of different legal entities or affiliates of a particular organization, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow a Fund to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single Master Agreement with a counterparty. For financial reporting purposes the Statements of Assets and Liabilities generally present derivative assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under most Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other securities may be used depending on the terms outlined in the applicable Master Agreement. Securities and cash pledged as collateral are reflected as assets on the Statements of Assets and Liabilities as either a component of Investments at value (securities) or Deposits with counterparty. Cash collateral received is not typically held in a segregated account and as such is reflected as a liability on the Statements of Assets and Liabilities as Deposits from counterparty. The market value of any securities received as collateral is not reflected as a component of NAV. A Fund’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”)

govern repurchase, reverse repurchase, and certain sale-buyback transactions between a Fund and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedules of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern certain forward settling transactions, such as TBA securities, delayed-delivery or certain sale-buyback transactions by and between a Fund and select counterparties. The Master Forward Agreements maintain provisions for, among other things, transaction initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Schedules of Investments.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Such transactions require posting of initial margin as determined by each relevant clearing agency which is segregated in an account at a futures commission merchant (“FCM”) registered with the Commodity Futures Trading Commission. In the United States, counterparty risk may be reduced as creditors of an FCM cannot have a claim to Fund assets in the segregated account. Portability of exposure reduces risk to the Funds. Variation margin, or changes in market value, are generally exchanged daily, but may not be netted between futures and cleared OTC derivatives unless the parties have agreed to a separate arrangement in respect of portfolio margining. The market value or accumulated unrealized appreciation (depreciation), initial margin posted, and any unsettled variation margin as of period end are disclosed in the Notes to Schedules of Investments.

Prime Broker Arrangements may be entered into to facilitate execution and/or clearing of listed equity option transactions or short sales of equity securities between a Fund and selected counterparties. The arrangements provide guidelines surrounding the rights, obligations, and other events, including, but not limited to, margin, execution, and settlement. These agreements maintain provisions for, among other things, payments, maintenance of collateral, events of default, and termination. Margin and other assets delivered as collateral are typically in the possession of the prime broker and would offset any obligations due to the prime broker. The market values of listed options and securities sold short and related collateral are disclosed in the Notes to Schedules of Investments.

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Notes to Financial Statements	(Cont.)

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern bilateral OTC derivative transactions entered into by a Fund with select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral posting and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. The ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level or as required by regulation. Similarly, if required by regulation, the Funds may be required to post additional collateral beyond coverage of daily exposure. These amounts, if any, may (or if required by law, will) be segregated with a third-party custodian. To the extent the Funds is required by regulation to post additional collateral beyond coverage of daily exposure, it could potentially incur costs, including in procuring eligible assets to meet collateral requirements, associated with such posting. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Schedules of Investments.

9. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from each Fund at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate as noted in the table in note (b) below.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs.

The Investment Advisory Fees and Supervisory and Administrative Fees for all classes, as applicable, are charged at the annual rate as noted in the following table (calculated as a percentage of each Fund’s average daily net assets attributable to each class):

	Investment Advisory Fee		Supervisory and Administrative Fee
Fund Name	All Classes		Institutional Class	I-2	I-3		Administrative Class		Class A	Class C	Class R
PIMCO RAE Fundamental Advantage PLUS Fund	0.64%		0.25%	N/A	N/A		N/A		0.40%	N/A	N/A
PIMCO RAE PLUS Fund	0.54%		0.25%	0.35%	0.45%	(2)	0.25%	~	0.40%	0.40%	N/A
PIMCO RAE PLUS EMG Fund	0.80%	(1)	0.30%	0.40%	N/A		N/A		0.45%	0.45%	N/A
PIMCO RAE PLUS International Fund	0.57%		0.25%	0.35%	N/A		N/A		0.35%	N/A	0.35%	*
PIMCO RAE PLUS Small Fund	0.59%		0.25%	0.35%	N/A		N/A		0.35%	0.35%	0.35%	*
PIMCO RAE Worldwide Long/Short PLUS Fund	0.94%		0.25%	0.35%	N/A		N/A		0.40%	0.40%	N/A

~	This share class was liquidated during the reporting period.
(1)	Effective October 1, 2020, the Fund’s investment advisory fee was reduced by 0.05%.
(2)	PIMCO has contractually agreed, through July 31, 2021, to waive its supervisory and administrative fee for I-3 shares by 0.05% of the average daily net assets attributable to I-3 shares of the Fund.
*	This particular share class has been registered with the SEC, but has not yet launched.

(c) Distribution and Servicing Fees  PIMCO Investments LLC, a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares.

The Trust has adopted separate Distribution and Servicing Plans with respect to the Class A, Class C and Class R shares of the Trust pursuant to Rule 12b-1 under the Act. In connection with the distribution of Class C and Class R shares of the Trust, the Distributor receives distribution fees from the Trust of up to 0.75% for Class C shares and 0.25% for Class R shares, and in connection with personal services rendered to Class A, Class C and Class R shareholders and the maintenance of such shareholder accounts, the Distributor receives servicing fees from the Trust of up to 0.25% for each of Class A,

Class C and Class R shares (percentages reflect annual rates of the average daily net assets attributable to the applicable class).

The Trust has adopted a Distribution and Servicing Plan with respect to the Administrative Class shares of each Fund pursuant to Rule 12b-1 under the Act (the “Administrative Class Plan”). Under the terms of the Administrative Class Plan, a Fund may compensate the Distributor for providing, or procuring through financial intermediaries, distribution, administrative, recordkeeping, shareholder and/or related services with respect to Administrative Class shares. The Administrative Class Plan permits a Fund to make total payments at an annual rate of up to 0.25% of the average daily net assets attributable to the Administrative Class shares.

134	PIMCO FUNDAMENTAL INDEX FUNDS

March 31, 2021

The Trust paid distribution and servicing fees at effective rates as noted in the following table (calculated as a percentage of each Fund’s average daily net assets attributable to each class):

	Allowable Rate

	Distribution Fee	Servicing Fee
Class A

All Funds	—	0.25%
Class C

All Funds	0.75%	0.25%
Class R

All Funds	0.25%	0.25%

	Distribution and/or Servicing Fee
Administrative Class

All Funds	0.25%~

~	This share class was liquidated during the reporting period.

The Distributor also received the proceeds of the initial sales charges paid by the shareholders upon the purchase of Class A shares, except for the PIMCO Short Asset Investment Fund, and the contingent deferred sales charges paid by the shareholders upon certain redemptions of Class A and Class C shares, except for the PIMCO Government Money Market Fund and the PIMCO Short Asset Investment Fund. For the period ended March 31, 2021, the Distributor retained $5,518,745 representing commissions (sales charges) and contingent deferred sales charges from the Trust.

(d) Fund Expenses  PIMCO provides or procures supervisory and administrative services for shareholders and also bears the costs of various third-party services required by the Funds, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Trust is responsible for the following expenses: (i) taxes and governmental fees; (ii) brokerage fees and commissions and other portfolio transaction expenses; (iii) the costs of borrowing money, including interest expenses; (iv) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit (except the PIMCO All Asset and PIMCO All Asset All Authority Funds); (v) extraordinary expense, including costs of litigation and indemnification expenses; (vi) organizational expenses; and (vii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares and may include certain other expenses as permitted by the Trust’s Multi-Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual fund operating expenses per share class.

The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

(e) Expense Limitation  Pursuant to the Expense Limitation Agreement, PIMCO has agreed to waive a portion of the Funds’ Supervisory and Administrative Fee, or reimburse each Fund, to the extent that each Fund’s organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata share of Trustee Fees exceed 0.0049%, the “Expense Limit” (calculated as a percentage of each Fund’s average daily net assets attributable to each class). The Expense Limitation Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term.

In any month in which the supervision and administration agreement is in effect, PIMCO is entitled to reimbursement by each Fund of any portion of the supervisory and administrative fee waived or reimbursed as set forth above (the “Reimbursement Amount”) during the previous thirty-six months from the date of the waiver, provided that such amount paid to PIMCO will not: i) together with any organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata Trustee fees, exceed, for such month, the Expense Limit (or the amount of the expense limit in place at the time the amount being recouped was originally waived if lower than the Expense Limit); ii) exceed the total Reimbursement Amount; or iii) include any amounts previously reimbursed to PIMCO. At March 31, 2021, there were no recoverable amounts.

Pursuant to a Fee Waiver Agreement, PIMCO has contractually agreed, through July 31, 2021, to reduce its supervisory and administrative fee for I-3 shares by 0.05% of the average daily net assets attributable to I-3 shares of the PIMCO RAE PLUS Fund. This Fee Waiver Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term.

The waivers are reflected on the Statements of Operations as a component of Waiver and/or Reimbursement by PIMCO. For the period ended March 31, 2021, the Fund below waived the following fees (amounts in thousands†):

Fund Name	Waived Fees

PIMCO RAE PLUS Fund	$3

†	A zero balance may reflect actual amounts rounding to less than one thousand.

10. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees paid to these parties are disclosed in Note 9, Fees and Expenses, and the accrued related party fee amounts are disclosed on the Statements of Assets and Liabilities.

Certain Funds are permitted to purchase or sell securities from or to certain related affiliated funds under specified conditions outlined in procedures adopted by the Board. The procedures have been designed

ANNUAL REPORT	|	MARCH 31, 2021	135

Notes to Financial Statements	(Cont.)

to ensure that any purchase or sale of securities by the Funds from or to another fund or portfolio that are, or could be, considered an affiliate, or an affiliate of an affiliate, by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 under the Act. Further, as defined under the procedures, each transaction is effected at the current market price. Purchases and sales of securities pursuant to Rule 17a-7 under the Act for the period ended March 31, 2021, were as follows (amounts in thousands†):

Fund Name	Purchases	Sales

PIMCO RAE Fundamental Advantage PLUS Fund	$223,973	$31,222

PIMCO RAE PLUS Fund	29,613	15,010

PIMCO RAE PLUS EMG Fund	2,294	261,699

PIMCO RAE PLUS International Fund	83,307	60,145

PIMCO RAE PLUS Small Fund	18,899	96,153

PIMCO RAE Worldwide Long/Short PLUS Fund	26,724	64,720

†	A zero balance may reflect actual amounts rounding to less than one thousand.

11. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee or officer of the Trust is indemnified and each employee or other agent of the Trust (including the Trust’s investment manager) may be indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts.

12. PURCHASES AND SALES OF SECURITIES

The length of time a Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Fund is known as “portfolio turnover.” Each Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover may involve correspondingly greater transaction costs, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities, which are borne by the Fund. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates when distributed to shareholders). The transaction costs associated with portfolio turnover may adversely affect a Fund’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended March 31, 2021, were as follows (amounts in thousands†):

	U.S. Government/Agency		All Other

Fund Name	Purchases	Sales	Purchases	Sales

PIMCO RAE Fundamental Advantage PLUS Fund	$3,656,132	$4,355,824	$482,586	$154,115

PIMCO RAE PLUS Fund	3,839,405	4,549,622	106,968	163,649

PIMCO RAE PLUS EMG Fund	5,184,076	6,815,212	54,439	766,195

PIMCO RAE PLUS International Fund	4,604,454	4,897,341	168,918	257,745

PIMCO RAE PLUS Small Fund	1,816,296	1,947,150	52,070	226,099

PIMCO RAE Worldwide Long/Short PLUS Fund	3,053,093	3,887,237	126,465	193,688

†	A zero balance may reflect actual amounts rounding to less than one thousand.

13. REDEMPTIONS IN-KIND

The redemptions in-kind are reflected on the Statement of Operations as a component of Net Realized Gain (Loss) on Investments in securities. For the period ended March 31, 2021, the following Funds realized gains or losses from in-kind redemptions, by affiliated Funds, of approximately (amounts in thousands†):

Fund Name	Realized Gains	Realized Losses

PIMCO RAE Fundamental Advantage PLUS Fund	$45,153	$(28,209)

PIMCO RAE PLUS EMG Fund	19,904	(1,534)

PIMCO RAE PLUS International Fund	18,057	(579)

PIMCO RAE PLUS Small Fund	6,391	(72)

PIMCO RAE Worldwide Long/Short PLUS Fund	23,105	(15,398)

†	A zero balance may reflect actual amounts rounding to less than one thousand.

136	PIMCO FUNDAMENTAL INDEX FUNDS

March 31, 2021

14. SHARES OF BENEFICIAL INTEREST

The Trust may issue an unlimited number of shares of beneficial interest with a $0.01 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands†):

	PIMCO RAE Fundamental Advantage PLUS Fund						PIMCO RAE PLUS Fund

	Year Ended 03/31/2021		Year Ended 03/31/2020				Year Ended 03/31/2021				Year Ended 03/31/2020

	Shares	Amount	Shares		Amount		Shares		Amount		Shares	Amount
Receipts for shares sold

Institutional Class	182,789	$1,565,350	77,329		$750,677		111,398		$636,757		13,791	$87,482

I-2	N/A	N/A	12	(a)	116	(a)	15,935		100,478		21,760	144,557

I-3	N/A	N/A	N/A		N/A		804		4,463		506	3,373

Administrative Class	N/A	N/A	N/A		N/A		42	(b)	241	(b)	89	570

Class A	685	6,294	27		249		14,223		85,402		11,080	70,042

Class C	N/A	N/A	N/A		N/A		2,312		11,821		2,905	16,075
Issued as reinvestment of distributions

Institutional Class	894	7,979	0		0		13,085		83,935		9,599	63,913

I-2	N/A	N/A	0	(a)	0	(a)	5,285		33,205		6,359	41,923

I-3	N/A	N/A	N/A		N/A		146		919		82	535

Administrative Class	N/A	N/A	N/A		N/A		74	(b)	440	(b)	120	773

Class A	3	22	0		0		11,863		69,948		13,848	86,407

Class C	N/A	N/A	N/A		N/A		4,755		24,448		6,661	37,339
Cost of shares redeemed

Institutional Class	(256,077)	(2,229,815)	(53,581)		(472,174)		(87,313)		(526,308)		(30,809)	(204,168)

I-2	N/A	N/A	(157	)(a)	(1,508	)(a)	(22,600)		(130,989)		(26,632)	(170,149)

I-3	N/A	N/A	N/A		N/A		(683)		(3,961)		(175)	(1,132)

Administrative Class	N/A	N/A	N/A		N/A		(818	)(b)	(5,271	)(b)	(271)	(1,673)

Class A	(164)	(1,400)	(404)		(3,768)		(31,589)		(173,375)		(38,438)	(238,796)

Class C	N/A	N/A	N/A		N/A		(23,346)		(119,372)		(16,609)	(94,522)

Net increase (decrease) resulting from Fund share transactions	(71,870)	$(651,570)	23,226		$273,592		13,573		$92,781		(26,134)	$(157,451)

ANNUAL REPORT	|	MARCH 31, 2021	137

Notes to Financial Statements	(Cont.)

	PIMCO RAE PLUS EMG Fund				PIMCO RAE PLUS International Fund

	Year Ended 03/31/2021		Year Ended 03/31/2020		Year Ended 03/31/2021		Year Ended 03/31/2020

	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Receipts for shares sold

Institutional Class	68,274	$609,999	54,095	$518,701	282,391	$1,515,727	102,102	$601,917

I-2	4,983	47,567	1,990	18,792	649	3,789	194	1,412

I-3	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Administrative Class	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Class A	7,382	72,744	5,547	51,993	924	5,517	395	2,716

Class C	33	321	18	168	N/A	N/A	N/A	N/A
Issued as reinvestment of distributions

Institutional Class	21,454	204,222	939	9,919	39,029	253,726	1,531	11,213

I-2	243	2,391	7	71	12	78	16	117

I-3	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Administrative Class	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Class A	260	2,517	N/A	N/A	173	1,129	23	171

Class C	31	290	N/A	N/A	N/A	N/A	N/A	N/A
Issued in reorganization^

Institutional Class	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

I-2	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

I-3	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Class A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Class C	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Cost of shares redeemed

Institutional Class	(256,724)	(2,203,516)	(109,865)	(1,101,598)	(289,745)	(1,776,741)	(19,619)	(138,788)

I-2	(3,759)	(34,949)	(3,291)	(31,168)	(645)	(3,711)	(821)	(4,616)

I-3	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Administrative Class	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Class A	(7,521)	(74,903)	(6,282)	(59,188)	(1,229)	(8,088)	(799)	(5,532)

Class C	(109)	(927)	(163)	(1,497)	N/A	N/A	N/A	N/A

Net increase (decrease) resulting from Fund share transactions	(165,453)	$(1,374,244)	(57,005)	$(593,807)	31,559	$(8,574)	83,022	$468,610

138	PIMCO FUNDAMENTAL INDEX FUNDS

March 31, 2021

PIMCO RAE PLUS Small Fund				PIMCO RAE Worldwide Long/Short PLUS Fund

Year Ended 03/31/2021		Year Ended 03/31/2020		Year Ended 03/31/2021		Year Ended 03/31/2020

Shares	Amount	Shares	Amount	Shares	Amount	Shares		Amount

177,748	$1,304,787	21,466	$162,430	99,494	$827,281	18,054		$175,153

1,242	13,886	294	2,906	73	592	124	(c)	1,219	(c)

N/A	N/A	N/A	N/A	N/A	N/A	N/A		N/A

N/A	N/A	N/A	N/A	N/A	N/A	N/A		N/A

782	8,291	2,835	30,026	606	4,941	146	(d)	1,442	(d)

106	1,075	36	356	19	160	20	(e)	181	(e)

23,352	231,131	286	3,080	10,945	89,371	9,250		92,731

272	2,850	10	105	177	1,444	14	(c)	138	(c)

N/A	N/A	N/A	N/A	N/A	N/A	N/A		N/A

N/A	N/A	N/A	N/A	N/A	N/A	N/A		N/A

408	4,142	26	273	320	2,605	15	(d)	147	(d)

88	862	4	42	190	1,542	9	(e)	87	(e)

N/A	N/A	N/A	N/A	N/A	N/A	7,811		77,876

N/A	N/A	N/A	N/A	N/A	N/A	5,705	(c)	56,880	(c)

N/A	N/A	N/A	N/A	N/A	N/A	N/A		N/A

N/A	N/A	N/A	N/A	N/A	N/A	6,444	(d)	64,111	(d)

N/A	N/A	N/A	N/A	N/A	N/A	4,081	(e)	40,691	(e)

(169,933)	(1,481,202)	(3,668)	(35,857)	(142,063)	(1,176,984)	(35,803)		(347,586)

(338)	(3,200)	(242)	(2,404)	(1,906)	(15,670)	(3,119	)(c)	(30,806	)(c)

N/A	N/A	N/A	N/A	N/A	N/A	N/A		N/A

N/A	N/A	N/A	N/A	N/A	N/A	N/A		N/A

(616)	(5,434)	(3,243)	(33,296)	(2,528)	(20,654)	(2,116	)(d)	(20,560	)(d)

(167)	(1,533)	(139)	(1,291)	(1,886)	(15,404)	(1,063	)(e)	(10,104	)(e)

32,944	$75,655	17,665	$126,370	(36,559)	$(300,776)	9,572		$101,600

^	See Note 15 in the Notes to Financial Statements.
†	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	I-2 Shares liquidated at the close of business on February 7, 2020.
(b)	Administrative Class Shares liquidated at the close of business on March 12, 2021.
(c)	Inception date of I-2 was August 23, 2019.
(d)	Inception date of Class A was August 23, 2019.
(e)	Inception date of Class C was August 23, 2019.

The following table discloses the number of shareholders that own 10% or more of the outstanding shares of a Fund along with their respective percent ownership, if any, as of March 31, 2021. Some of these shareholders may be considered related parties, which may include, but are not limited to, the investment adviser and its affiliates, affiliated broker dealers, fund of funds and directors or employees of the Trust or Adviser.

	Shareholders that own 10% or more of outstanding shares		Total percentage of portfolio held by shareholders that own 10% or more of outstanding shares

	Non-Related Parties	Related Parties	Non-Related Parties	Related Parties

PIMCO RAE Fundamental Advantage PLUS Fund	0	1	0%	89%

PIMCO RAE PLUS Fund	0	1	0%	11%

PIMCO RAE PLUS EMG Fund	0	2	0%	77%

PIMCO RAE PLUS International Fund	0	1	0%	70%

PIMCO RAE PLUS Small Fund	0	2	0%	69%

PIMCO RAE Worldwide Long/Short PLUS Fund	0	2	0%	92%

ANNUAL REPORT	|	MARCH 31, 2021	139

Notes to Financial Statements	(Cont.)

15. REGULATORY AND LITIGATION MATTERS

The Funds are not named as defendants in any material litigation or arbitration proceedings and are not aware of any material litigation or claim pending or threatened against them.

The foregoing speaks only as of the date of this report.

16. FEDERAL INCOME TAX MATTERS

Each Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

A Fund may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Adviser has reviewed the Funds’ tax positions for all open tax years. As of March 31, 2021, the Funds have recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions they have taken or expect to take in future tax returns.

The Funds file U.S. federal, state, and local tax returns as required. The Funds’ tax returns are subject to examination by relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

As of March 31, 2021, the components of distributable taxable earnings are as follows (amounts in thousands†):

	Undistributed Ordinary Income(1)	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation)(2)	Other Book-to-Tax Accounting Differences(3)	Accumulated Capital Losses(4)	Qualified Late-Year Loss Deferral - Capital(5)	Qualified Late-Year Loss Deferral - Ordinary(6)	Total Distributable Earnings

PIMCO RAE Fundamental Advantage PLUS Fund	$33,969	$0	$52,312	$(3)	$(951,384)	$0	$0	$(865,106)

PIMCO RAE PLUS Fund	133,461	959	143,628	0	0	0	0	278,048

PIMCO RAE PLUS EMG Fund	123,472	0	102,046	(6)	(289,187)	0	0	(63,675)

PIMCO RAE PLUS International Fund	109,718	2,620	227,635	(4)	0	0	0	339,969

PIMCO RAE PLUS Small Fund	126,845	6,474	251,773	(3)	(11,271)	0	0	373,818

PIMCO RAE Worldwide Long/Short PLUS Fund	18,656	0	(2,296)	(24)	(132,549)	0	0	(116,213)

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)	Includes undistributed short-term capital gains, if any.
(2)

Adjusted for open wash sale loss deferrals and the accelerated recognition of unrealized gain or loss on certain futures, and forward contracts for federal income tax purposes. Also adjusted for differences between book and tax realized and unrealized gain/loss on swap contracts, Treasury Inflation Protected Securities (TIPs), straddle loss deferrals, sale/buyback transactions hyperinflationary investments, and defaulted securities.

(3)	Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America, mainly for organizational costs.
(4)	Capital losses available to offset future net capital gains expire in varying amounts as shown below.
(5)	Capital losses realized during the period November 1, 2020 through March 31, 2021 which the Funds elected to defer to the following taxable year pursuant to income tax regulations.
(6)

Specified losses realized during the period November 1, 2020 through March 31, 2021 and Ordinary losses realized during the period January 1, 2021 through March 31, 2021, which the Funds elected to defer to the following taxable year pursuant to income tax regulations.

Under the Regulated Investment Company Modernization Act of 2010, a fund is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law.

As of March 31, 2021, the Funds had the following post-effective capital losses with no expiration (amounts in thousands†):

	Short-Term	Long-Term

PIMCO RAE Fundamental Advantage PLUS Fund*	$667,474	$283,910

PIMCO RAE PLUS Fund	0	0

PIMCO RAE PLUS EMG Fund	230,119	59,068

PIMCO RAE PLUS International Fund	0	0

PIMCO RAE PLUS Small Fund*	8,560	2,711

PIMCO RAE Worldwide Long/Short PLUS Fund*	100,796	31,753

†	A zero balance may reflect actual amounts rounding to less than one thousand.
*	Portion of amount represents realized loss and recognized built-in loss under IRC 382-83, which is carried forward to future years to offset future realized gain subject to certain limitations.

140	PIMCO FUNDAMENTAL INDEX FUNDS

March 31, 2021

As of March 31, 2021, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands†):

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)(7)

PIMCO RAE Fundamental Advantage PLUS Fund	$1,181,223	$213,515	$(161,443)	$52,072

PIMCO RAE PLUS Fund	1,724,511	244,965	(101,396)	143,569

PIMCO RAE PLUS EMG Fund	954,184	145,226	(42,939)	102,287

PIMCO RAE PLUS International Fund	1,178,637	261,884	(34,214)	227,670

PIMCO RAE PLUS Small Fund	736,238	267,618	(15,808)	251,810

PIMCO RAE Worldwide Long/Short PLUS Fund	1,287,745	135,595	(137,656)	(2,061)

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(7)

Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) on investments are attributable to open wash sale loss deferrals, straddle loss deferrals, sale/buyback transactions, unrealized gain or loss on certain futures, and forward contracts, realized and unrealized gain (loss) swap contracts, Treasury Inflation Protected Securities (TIPs), hyperinflationary investments, and defaulted securities.

For the fiscal years ended March 31, 2021 and March 31, 2020, respectively, the Funds made the following tax basis distributions (amounts in thousands†):

	March 31, 2021			March 31, 2020

	Ordinary Income Distributions(8)	Long-Term Capital Gain Distributions	Return of Capital(9)	Ordinary Income Distributions(8)	Long-Term Capital Gain Distributions	Return of Capital(9)

PIMCO RAE Fundamental Advantage PLUS Fund	$8,002	$0	$0	$0	$0	$0

PIMCO RAE PLUS Fund	225,002	0	0	61,431	182,773	2,499

PIMCO RAE PLUS EMG Fund	210,002	0	0	0	0	10,002

PIMCO RAE PLUS International Fund	255,006	0	0	11,501	0	0

PIMCO RAE PLUS Small Fund	239,003	0	0	3,501	0	0

PIMCO RAE Worldwide Long/Short PLUS Fund	95,003	0	0	93,104	0	0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(8)	Includes short-term capital gains distributed, if any.
(9)

A portion of the distributions made represents a tax return of capital. Return of capital distributions have been reclassified from undistributed net investment income to paid-in capital to more appropriately conform financial accounting to tax accounting.

ANNUAL REPORT	|	MARCH 31, 2021	141

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of PIMCO Funds and Shareholders of PIMCO RAE Fundamental Advantage PLUS Fund, PIMCO RAE PLUS Fund, PIMCO RAE PLUS EMG Fund, PIMCO RAE PLUS International Fund, PIMCO RAE PLUS Small Fund and PIMCO RAE Worldwide Long/Short PLUS Fund

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of PIMCO RAE Fundamental Advantage PLUS Fund, PIMCO RAE PLUS Fund, PIMCO RAE PLUS EMG Fund, PIMCO RAE PLUS International Fund, PIMCO RAE PLUS Small Fund and PIMCO RAE Worldwide Long/Short PLUS Fund (six of the funds constituting PIMCO Funds, hereafter collectively referred to as the “Funds”) as of March 31, 2021, the related statements of operations for the year ended March 31, 2021, the statements of changes in net assets for each of the two years in the period ended March 31, 2021, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of March 31, 2021, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended March 31, 2021 and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of March 31, 2021 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

Kansas City, Missouri

May 27, 2021

We have served as the auditor of one or more investment companies in PIMCO Funds since 1987.

142	PIMCO FUNDAMENTAL INDEX FUNDS

Glossary:	(abbreviations that may be used in the preceding statements)	(Unaudited)

Counterparty Abbreviations:

BOA	Bank of America N.A.	GLM	Goldman Sachs Bank USA	NGF	Nomura Global Financial Products, Inc.

BOS	BofA Securities, Inc.	GSC	Goldman Sachs & Co. LLC	RBC	Royal Bank of Canada

BPS	BNP Paribas S.A.	GST	Goldman Sachs International	RYL	NatWest Markets Plc

BRC	Barclays Bank PLC	HUS	HSBC Bank USA N.A.	SAL	Citigroup Global Markets, Inc.

CBK	Citibank N.A.	IND	Crédit Agricole Corporate and Investment Bank S.A.	SCX	Standard Chartered Bank, London

DBL	Deutsche Bank AG London	JPM	JP Morgan Chase Bank N.A.	SOG	Societe Generale Paris

DUB	Deutsche Bank AG	JPS	J.P. Morgan Securities LLC	SSB	State Street Bank and Trust Co.

FAR	Wells Fargo Bank National Association	MEI	Merrill Lynch International	TDM	TD Securities (USA) LLC

FBF	Credit Suisse International	MYC	Morgan Stanley Capital Services LLC	TOR	The Toronto-Dominion Bank

FICC	Fixed Income Clearing Corporation	MYI	Morgan Stanley & Co. International PLC	UAG	UBS AG Stamford

Currency Abbreviations:

ARS	Argentine Peso	GBP	British Pound	NZD	New Zealand Dollar

AUD	Australian Dollar	HKD	Hong Kong Dollar	PHP	Philippine Peso

BRL	Brazilian Real	HUF	Hungarian Forint	PLN	Polish Zloty

CAD	Canadian Dollar	IDR	Indonesian Rupiah	RUB	Russian Ruble

CHF	Swiss Franc	ILS	Israeli Shekel	SEK	Swedish Krona

CLP	Chilean Peso	INR	Indian Rupee	SGD	Singapore Dollar

CNH	Chinese Renminbi (Offshore)	JPY	Japanese Yen	THB	Thai Baht

CNY	Chinese Renminbi (Mainland)	KRW	South Korean Won	TRY	Turkish New Lira

COP	Colombian Peso	MXN	Mexican Peso	TWD	Taiwanese Dollar

CZK	Czech Koruna	MYR	Malaysian Ringgit	USD (or $)	United States Dollar

DKK	Danish Krone	NOK	Norwegian Krone	ZAR	South African Rand

EUR	Euro

Exchange Abbreviations:

FTSE	Financial Times Stock Exchange	OTC	Over the Counter

Index/Spread Abbreviations:

ABX.HE	Asset-Backed Securities Index - Home Equity	ERAEMLT	eRAFI Emerging Markets Strategy Index	RALVEIIT	RA International Low Volatility Equity Income Total Return Index

BADLARPP	Argentina Badlar Floating Rate Notes	ERAUSLT	eRAFI U.S. Large Strategy Index	RALVEIUT	RA U.S. Low Volatility Equity Income Total Return Index

CDX.EM	Credit Derivatives Index - Emerging Markets	ERAUSST	eRAFI U.S. Small Strategy Index	S&P 500	Standard & Poor’s 500 Index

CDX.HY	Credit Derivatives Index - High Yield	MAKA5DAY	Israel Gilon 5 Day	SONIO	Sterling Overnight Interbank Average Rate

CDX.IG	Credit Derivatives Index - Investment Grade	NDDUWXUS	MSCI Daily TR Net World Ex USA Index	UKRPI	United Kingdom Retail Prices Index

CNREPOFIX	China Fixing Repo Rates 7-Day	NDUEEGF	iShares MSCI Emerging Markets ETF	US0003M	ICE 3-Month USD LIBOR

EAFE	Europe, Australasia, and Far East Stock Index	RALVEIET	RA Emerging Markets Low Volatility Equity Income Total Return Index	US0006M	ICE 6-Month USD LIBOR

ERADXULT	eRAFI International Large Strategy Index

Municipal Bond or Agency Abbreviations:

AGM	Assured Guaranty Municipal

Other Abbreviations:

ABS	Asset-Backed Security	DAC	Designated Activity Company	OIS	Overnight Index Swap

ALT	Alternate Loan Trust	EURIBOR	Euro Interbank Offered Rate	PIK	Payment-in-Kind

BABs	Build America Bonds	LIBOR	London Interbank Offered Rate	REMIC	Real Estate Mortgage Investment Conduit

CDI	Brazil Interbank Deposit Rate	MSCI	Morgan Stanley Capital International	TBA	To-Be-Announced

CLO	Collateralized Loan Obligation

ANNUAL REPORT	|	MARCH 31, 2021	143

Federal Income Tax Information	(Unaudited)

As required by the Internal Revenue Code (“Code”) and Treasury Regulations, if applicable, shareholders must be notified within 60 days of the Funds’ fiscal year end regarding the status of qualified dividend income and the dividend received deduction.

Dividend Received Deduction.  Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Funds’ dividend distribution that qualifies under tax law. The percentage of the following Funds’ Fiscal 2021 ordinary income dividend that qualifies for the corporate dividend received deduction is set forth below:

Qualified Dividend Income.  Under the Jobs and Growth Tax Relief Reconciliation Act of 2003, the following percentage of ordinary dividends paid during the fiscal year ended March 31, 2021 was designated as ‘qualified dividend income’ as defined in the Jobs and Growth Tax Relief Reconciliation Act of 2003 subject to reduced tax rates in 2021:

Qualified Interest Income and Qualified Short-Term Capital Gain (for non-U.S. resident shareholders only).  Under the American Jobs Creation Act of 2004, the following amounts of ordinary dividends paid during the fiscal year ended March 31, 2021 are considered to be derived from “qualified interest income,” as defined in Section 871(k)(1)(E) of the Code, and therefore are designated as interest-related dividends, as defined in Section 871(k)(1)(C) of the Code. Further, the following amounts of ordinary dividends paid during the fiscal year ended March 31, 2021 are considered to be derived from “qualified short-term capital gain,” as defined in Section 871(k)(2)(D) of the Code, and therefore are designated as qualified short-term gain dividends, as defined by Section 871(k)(2)(C) of the Code.

	Dividend Received Deduction %	Qualified Dividend Income %	Qualified Interest Income (000s† )	Qualified Short-Term Capital Gain (000s†)

PIMCO RAE Fundamental Advantage PLUS Fund	6.27%	6.27%	$8,002	$0

PIMCO RAE PLUS Fund	0%	0%	225,002	0

PIMCO RAE PLUS EMG Fund	0%	0%	210,002	0

PIMCO RAE PLUS International Fund	0%	0%	85,249	0

PIMCO RAE PLUS Small Fund	0%	0%	89,941	39,000

PIMCO RAE Worldwide Long/Short PLUS Fund	0%	0%	22,601	0

†	A zero balance may reflect actual amounts rounding to less than one thousand.

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. In January 2022, you will be advised on IRS Form 1099-DIV as to the federal tax status of the dividends and distributions received by you in calendar year 2021.

Section 163(j) Interest Dividends.  The fund intends to pass through the maximum amount allowable as Section 163(j) Interest Dividends as defined in Proposed Treasury Section 1.163(j)-1(b). The 163(j) percentage of ordinary income distributions are as follows:

163 (j) Interest Dividends %

PIMCO RAE Fundamental Advantage PLUS Fund	0%

PIMCO RAE PLUS Fund	0%

PIMCO RAE PLUS EMG Fund	0%

PIMCO RAE PLUS International Fund	0%

PIMCO RAE PLUS Small Fund	0%

PIMCO RAE Worldwide Long/Short PLUS Fund	0%

144	PIMCO FUNDAMENTAL INDEX FUNDS

Management of the Trust	(Unaudited)

The charts below identify the Trustees and executive officers of the Trust. Unless otherwise indicated, the address of all persons below is 650 Newport Center Drive, Newport Beach, CA 92660.

The Funds’ Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at (888) 87-PIMCO or visit the Funds’ website at www.pimco.com.

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served†	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Public Company and Investment Company Directorships Held by Trustee During the Past 5 Years

Interested Trustees[1]

Peter G. Strelow (1970) Chairman of the Board and Trustee	05/2017 to present Chairman 02/2019 to present	Managing Director and Co-Chief Operating Officer, PIMCO. Senior Vice President of the Trust, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Chief Administrative Officer, PIMCO.	149	Chairman and Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT.

Kimberley G. Stafford (1978) Trustee	02/2021 to present	Managing Director and Global Head of Product Strategy, PIMCO; and Member of Executive Committee. Formerly, Head of Asia-Pacific, Global Head of Consultant Relations and Head of US Institutional and Alternatives Sales, PIMCO.	149	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT.

Independent Trustees

George E. Borst (1948) Trustee	04/2015 to present	Executive Advisor, McKinsey & Company; Formerly, Executive Advisor, Toyota Financial Services; and CEO, Toyota Financial Services.	149	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, MarineMax Inc.

Jennifer Holden Dunbar (1963) Trustee	04/2015 to present	Managing Director, Dunbar Partners, LLC (business consulting and investments). Formerly, Partner, Leonard Green & Partners, L.P.	149	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, PS Business Parks; Director, Big 5 Sporting Goods Corporation.

Kym M. Hubbard (1957) Trustee	02/2017 to present	Formerly, Global Head of Investments, Chief Investment Officer and Treasurer, Ernst & Young.	149	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, State Auto Financial Corporation.

Gary F. Kennedy (1955) Trustee	04/2015 to present	Formerly, Senior Vice President, General Counsel and Chief Compliance Officer, American Airlines and AMR Corporation (now American Airlines Group).	149	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Peter B. McCarthy (1950) Trustee	04/2015 to present	Formerly, Assistant Secretary and Chief Financial Officer, United States Department of Treasury; Deputy Managing Director, Institute of International Finance.	149	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Ronald C. Parker (1951) Lead Independent Trustee	07/2009 to present Lead Independent Trustee - 02/2017 to present	Director of Roseburg Forest Products Company. Formerly, Chairman of the Board, The Ford Family Foundation; and President, Chief Executive Officer, Hampton Affiliates (forestry products).	149	Lead Independent Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

*	Unless otherwise noted, the information for the individuals listed is as of March 31, 2021.
[1]	Ms. Stafford and Mr. Strelow are “interested persons” of the Trust (as that term is defined in the 1940 Act) because of their affiliations with PIMCO.
†	Trustees serve until their successors are duly elected and qualified.

ANNUAL REPORT	|	MARCH 31, 2021	145

Management of the Trust	(Cont.)

Executive Officers

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years†

Eric D. Johnson (1970) President	06/2019 to present	Executive Vice President and Head of Funds Business Group Americas, PIMCO. President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

David C. Flattum (1964) Chief Legal Officer	05/2019 to present	Managing Director and General Counsel, PIMCO. Chief Legal Officer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, Managing Director, Chief Operating Officer and General Counsel, Allianz Asset Management of America L.P.

Keisha Audain-Pressley (1975) Chief Compliance Officer	01/2020 to present	Executive Vice President and Deputy Chief Compliance Officer, PIMCO. Chief Compliance Officer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Joshua D. Ratner (1976)** Senior Vice President	05/2019 to present	Executive Vice President and Head of Americas Operations, PIMCO. Senior Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Peter G. Strelow (1970) Senior Vice President	06/2019 to present	Managing Director and Co-Chief Operating Officer, PIMCO. Senior Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Chief Administrative Officer, PIMCO.

Ryan G. Leshaw (1980) Vice President - Senior Counsel, Secretary	11/2018 to present	Executive Vice President and Senior Counsel, PIMCO. Vice President, Senior Counsel and Secretary, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Chief Legal Officer, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Associate, Willkie Farr & Gallagher LLP.

Wu-Kwan Kit (1981) Assistant Secretary	08/2017 to present	Senior Vice President and Senior Counsel, PIMCO. Assistant Secretary, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Vice President, Senior Counsel and Secretary, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Assistant General Counsel, VanEck Associates Corp.

Jeffrey A. Byer (1976) Vice President	02/2020 to present	Executive Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Elizabeth A. Duggan (1964) Vice President	02/2021 to present	Executive Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Brian J. Pittluck (1977) Vice President	01/2020 to present	Senior Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Bijal Y. Parikh (1978) Treasurer	01/2021 to present	Senior Vice President, PIMCO. Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Erik C. Brown (1967)*** Assistant Treasurer	02/2001 to present	Executive Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Brandon T. Evans (1982) Assistant Treasurer	05/2019 to present	Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Colleen D. Miller (1980)** Assistant Treasurer	02/2017 to present	Senior Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Deputy Treasurer, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Jason J. Nagler (1982)*** Assistant Treasurer	05/2015 to present	Senior Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

H. Jessica Zhang (1973)** Assistant Treasurer	01/2020 to present	Senior Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

*	Unless otherwise noted, the information for the individuals listed is as of March 31, 2021.
†

The term “PIMCO-Sponsored Closed-End Funds” as used herein includes: PIMCO California Municipal Income Fund, PIMCO California Municipal Income Fund II, PIMCO California Municipal Income Fund III, PIMCO Municipal Income Fund, PIMCO Municipal Income Fund II, PIMCO Municipal Income Fund III, PIMCO New York Municipal Income Fund, PIMCO New York Municipal Income Fund II, PIMCO New York Municipal Income Fund III, PCM Fund Inc., PIMCO Corporate & Income Opportunity Fund, PIMCO Corporate & Income Strategy Fund, PIMCO Dynamic Credit and Mortgage Income Fund, PIMCO Dynamic Income Fund, PIMCO Dynamic Income Opportunities Fund, PIMCO Energy and Tactical Credit Opportunities Fund, PIMCO Global StocksPLUS® & Income Fund, PIMCO High Income Fund, PIMCO Income Opportunity Fund, PIMCO Income Strategy Fund, PIMCO Income Strategy Fund II and PIMCO Strategic Income Fund, Inc.; the term “PIMCO-Sponsored Interval Funds” as used herein includes: PIMCO Flexible Credit Income Fund and PIMCO Flexible Municipal Income Fund.

146	PIMCO FUNDAMENTAL INDEX FUNDS

(Unaudited)

**	The address of these officers is Pacific Investment Management Company LLC, 1633 Broadway, New York, New York 10019.
***	The address of these officers is Pacific Investment Management Company LLC, 401 Congress Ave., Austin, Texas 78701.

ANNUAL REPORT	|	MARCH 31, 2021	147

Privacy Policy[1]	(Unaudited)

The Funds2,3 consider customer privacy to be a fundamental aspect of their relationships with shareholders and are committed to maintaining the confidentiality, integrity and security of their current, prospective and former shareholders’ non-public personal information. The Funds have developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

OBTAINING NON-PUBLIC PERSONAL INFORMATION

In the course of providing shareholders with products and services, the Funds and certain service providers to the Funds, such as the Funds’ investment advisers or sub-advisers (“Advisers”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial professional or consultant, and/or from information captured on applicable websites.

RESPECTING YOUR PRIVACY

As a matter of policy, the Funds do not disclose any non-public personal information provided by shareholders or gathered by the Funds to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Funds. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. The Funds or their affiliates may also retain non-affiliated companies to market Fund shares or products which use Fund shares and enter into joint marketing arrangements with them and other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Funds may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm and/or financial professional or consultant.

SHARING INFORMATION WITH THIRD PARTIES

The Funds reserve the right to disclose or report personal or account information to non-affiliated third parties in limited circumstances where the Funds believe in good faith that disclosure is required under law, to cooperate with regulators or law enforcement authorities, to protect their rights or property, or upon reasonable request by any Fund in which a shareholder has invested. In addition, the Funds may disclose information about a shareholder or a shareholder’s accounts to a non-affiliated third party at the shareholder’s request or with the consent of the shareholder.

SHARING INFORMATION WITH AFFILIATES

The Funds may share shareholder information with their affiliates in connection with servicing shareholders’ accounts, and subject to applicable law may provide shareholders with information about products and services that the Funds or their Advisers, distributors or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Funds may share may include, for example, a shareholder’s participation in the Funds or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), information about the Funds’ experiences or transactions with a shareholder, information captured on applicable websites, or other data about a shareholder’s accounts, subject to applicable law. The Funds’ Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

PROCEDURES TO SAFEGUARD PRIVATE INFORMATION

The Funds take seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Funds have implemented procedures that are designed to restrict access to a shareholder’s non-public personal information to internal personnel who need to know that information to perform their jobs, such as servicing shareholder accounts or notifying shareholders of new products or services. Physical, electronic and procedural safeguards are in place to guard a shareholder’s non-public personal information.

INFORMATION COLLECTED FROM WEBSITES

The Funds or their service providers and partners may collect information from shareholders via websites they maintain. The information collected via websites maintained by the Funds or their service providers includes client non-public personal information.

CHANGES TO THE PRIVACY POLICY

From time to time, the Funds may update or revise this privacy policy. If there are changes to the terms of this privacy policy, documents containing the revised policy on the relevant website will be updated.

1 Amended as of June 25, 2020.

2 PIMCO Investments LLC (“PI”) serves as the Funds’ distributor and does not provide brokerage services or any financial advice to investors in the Funds solely because it distributes the Funds. This Privacy Policy applies to the activities of PI to the extent that PI regularly effects or engages in transactions with or for a shareholder of a series of a Trust who is the record owner of such shares. For purposes of this Privacy Policy, references to “the Funds” shall include PI when acting in this capacity.

3 When distributing this Policy, a Fund may combine the distribution with any similar distribution of its investment adviser’s privacy policy. The distributed, combined, policy may be written in the first person (i.e. by using “we” instead of “the Funds”).

148	PIMCO FUNDAMENTAL INDEX FUNDS

Liquidity Risk Management Program	(Unaudited)

In compliance with Rule 22e-4 (the “Liquidity Rule”) under the Investment Company Act of 1940, as amended (“1940 Act”), PIMCO Funds (the “Trust”) has adopted and implemented a liquidity risk management program (the “Program”) for each series of the Trust (each a “Fund” and collectively, the “Funds”) not regulated as a money market fund under 1940 Act Rule 2a-7, which is reasonably designed to assess and manage the Funds’ liquidity risk. The Trust’s Board of Trustees (the “Board”) previously approved the designation of the PIMCO Liquidity Risk Committee (the “Administrator”) as Program administrator. The PIMCO Liquidity Risk Committee consists of senior members from certain PIMCO business areas, such as Portfolio Risk Management, Americas Operations, Compliance, Account Management and Portfolio Management, and is advised by members of PIMCO Legal.

A Fund’s “liquidity risk” is the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of the remaining investors’ interests in the Fund. In accordance with the Program, each Fund’s liquidity risk is assessed no less frequently than annually taking into consideration a variety of factors, including, as applicable, the Fund’s investment strategy and liquidity of portfolio investments, cash flow projections, and holdings of cash and cash equivalents, as well as borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions. Each Fund portfolio investment is classified into one of four liquidity categories (including “highly liquid investments” and “illiquid investments,” discussed below) based on a determination of the number of days it is reasonably expected to take to convert the investment to cash, or sell or dispose of the investment, in current market conditions without significantly changing the investment’s market value. Each Fund has adopted a “Highly Liquid Investment Minimum” (or “HLIM”), which is a minimum amount of Fund net assets to be invested in highly liquid investments that are assets. As required under the Liquidity Rule, each Fund’s HLIM is periodically reviewed, no less frequently than annually, and the Funds have adopted policies and procedures for responding to a shortfall of a Fund’s highly liquid investments below its HLIM. The Liquidity Rule also limits the Funds’ investments in illiquid investments by prohibiting a Fund from acquiring any illiquid investment if, immediately after the acquisition, the Fund would have invested more than 15% of its net assets in illiquid investments that are assets. Certain non-public reporting is generally required if a Fund’s holdings of illiquid investments that are assets were to exceed 15% of Fund net assets.

At a meeting of the Board held on February 9-10, 2021, the Board received a report (the “Report”) from the Administrator addressing the Program’s operation and assessing the adequacy and effectiveness of its implementation for the period from December 1, 2019 through

December 31, 2020. The Report reviewed the operation of the Program’s components during such period, noted the March-April 2020 market conditions and associated monitoring by the Administrator, and stated that the Program is operating effectively to assess and manage each Fund’s liquidity risk and that the Program has been and continues to be adequately and effectively implemented to monitor and, as applicable, respond to the Funds’ liquidity developments. This has remained true for the 12-month reporting period ended March 31, 2021.

ANNUAL REPORT	|	MARCH 31, 2021	149

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Investment Sub-Adviser

Research Affiliates, LLC

620 Newport Center Drive, Suite 900

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, MO 64105

Transfer Agent

DST Asset Manager Solutions, Inc.

Institutional Class, I-2, I-3, Administrative Class

430 W 7th Street STE 219024

Kansas City, MO 64105-1407

DST Asset Manager Solutions, Inc.

Class A, Class C

430 W 7th Street STE 219294

Kansas City, MO 64105-1407

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the Funds listed on the Report cover.

PF3004AR_033121

PIMCO FUNDS

Annual Report

March 31, 2021

International Bond Funds

PIMCO Emerging Markets Bond Fund

PIMCO Emerging Markets Corporate Bond Fund

PIMCO Emerging Markets Currency and Short-Term Investments Fund

PIMCO Emerging Markets Full Spectrum Bond Fund

PIMCO Global Advantage® Strategy Bond Fund

PIMCO Global Bond Opportunities Fund (Unhedged)

PIMCO Global Bond Opportunities Fund (U.S. Dollar-Hedged)

PIMCO International Bond Fund (Unhedged)

As permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website, pimco.com/literature, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by visiting pimco.com/edelivery or by contacting your financial intermediary, such as a broker-dealer or bank.

You may elect to receive all future reports in paper free of charge. If you own these shares through a financial intermediary, such as a broker-dealer or bank, you may contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by calling 888.87.PIMCO (888.877.4626). Your election to receive reports in paper will apply to all funds held with the fund complex if you invest directly with the Fund or to all funds held in your account if you invest through a financial intermediary, such as a broker-dealer or bank.

		Page

Chairman’s Letter		2

Important Information About the Funds		4

Expense Examples		16

Benchmark Descriptions		18

Financial Highlights		20

Statements of Assets and Liabilities		28

Statements of Operations		32

Statements of Changes in Net Assets		34

Notes to Financial Statements		169

Report of Independent Registered Public Accounting Firm		199

Glossary		200

Federal Income Tax Information		201

Management of the Trust		202

Privacy Policy		204

Liquidity Risk Management Program		205

Fund	Fund Summary	Schedule of Investments

PIMCO Emerging Markets Bond Fund	8	36

PIMCO Emerging Markets Corporate Bond Fund	9	54

PIMCO Emerging Markets Currency and Short-Term Investments Fund	10	65

PIMCO Emerging Markets Full Spectrum Bond Fund	11	81

PIMCO Global Advantage® Strategy Bond Fund	12	84

PIMCO Global Bond Opportunities Fund (Unhedged)	13	105

PIMCO Global Bond Opportunities Fund (U.S. Dollar-Hedged)	14	125

PIMCO International Bond Fund (Unhedged)	15	146

This material is authorized for use only when preceded or accompanied by the current PIMCO Funds prospectuses. The Shareholder Reports for the other series of the PIMCO Funds are printed separately.

Chairman’s Letter

Dear Shareholder,

We hope that you and your family are staying safe and healthy during these challenging times. We continue to work tirelessly to navigate markets and manage the assets that you have entrusted with us. Following this letter is the PIMCO Funds Annual Report, which covers the 12-month reporting period ended March 31, 2021. On the subsequent pages, you will find specific details regarding investment results and discussion of the factors that most affected performance during the reporting period.

For the 12-month reporting period ended March 31, 2021

The global economy was severely impacted by the repercussions related to the COVID-19 pandemic. Looking back, second-quarter 2020 U.S. annualized gross domestic product (“GDP”) growth was -31.4%. This represented the steepest quarterly decline on record. With the economy reopening, third-quarter 2020 GDP growth was 33.4%, the largest quarterly increase on record. GDP growth was then 4.3% during the fourth quarter of 2020. The Commerce Department’s initial reading for first-quarter 2021 GDP growth — released after the reporting period ended — was 6.4%.

The Federal Reserve (the “Fed”) took unprecedented actions to support the economy and keep markets functioning properly. In early March 2020, before the reporting period began, the Fed lowered the federal funds rate to a range between 1.00% and 1.25%. Later in the month, the Fed lowered the rate to a range between 0.00% and 0.25%. On March 23, the Fed announced that it would make unlimited purchases of Treasury and mortgage securities and, for the first time, it would purchase corporate bonds on the open market. In August 2020, Fed Chair Jerome Powell said the central bank had changed how it viewed the trade-off between lower unemployment and higher inflation. Per Powell’s statement, the Fed’s new approach to setting U.S. monetary policy will entail letting inflation run higher, which could mean that interest rates remain low for an extended period. Meanwhile, in March 2020, the U.S. government passed a total of roughly $2.8 trillion in fiscal stimulus measures to aid the economy. A subsequent $900 billion stimulus package was finalized in December 2020, and a $1.9 trillion stimulus package was finalized in February 2021. Finally, the Biden administration unveiled a $2.25 trillion infrastructure spending proposal in late March 2021.

Economies outside the U.S. were also significantly impacted by the pandemic but are expected to improve in 2021. In its April 2021 World Economic Outlook Update — released after the reporting period ended — the International Monetary Fund (“IMF”) stated that it expects 2021 GDP growth in the eurozone, U.K. and Japan will be 4.4%, 5.3% and 3.3%, respectively. For comparison purposes, the GDP growth of these economies was projected to be -6.6%, -9.9% and -4.8%, respectively, in 2020.

Against this backdrop, central banks and governments around the world took a number of aggressive actions. Looking back, in March 2020, the European Central Bank (the “ECB”) unveiled a new €750 billion bond-buying program, which was subsequently expanded by another €600 billion in June 2020. In July, the European Union agreed on a €1.8 trillion spending package to bolster its economy. In December 2020, the ECB expanded its monetary stimulus program by another €500 billion. The Bank of England reduced its key lending rate to 0.10% — a record low — in March, added £100 billion to its quantitative easing program in June and increased its bond-buying program by £150 billion to £895 billion in November. Finally, toward the end of the year, the U.K. and the European Union agreed to a long-awaited Brexit deal. Elsewhere, the Bank of Japan maintained its short-term interest rate at -0.10%, while increasing the target for its holdings of corporate bonds to ¥4.2 trillion from ¥3.2 trillion. In May 2020, the Japanese government doubled its stimulus measures with a ¥117 trillion package. Finally, in December 2020, the Bank of Japan announced a new ¥73.6 trillion stimulus package.

Short-term U.S. Treasury yields edged lower, whereas long-term yields moved sharply higher, albeit from a very low level during the reporting period. The yield on the benchmark 10-year U.S. Treasury note was 1.74% at the end of the reporting period, versus 0.70% on March 31, 2020. The Bloomberg Barclays Global Treasury Index (USD Hedged),

2	PIMCO INTERNATIONAL BOND FUNDS

which tracks fixed-rate, local currency government debt of investment grade countries, including both developed and emerging markets, returned -1.03%. Meanwhile, the Bloomberg Barclays Global Aggregate Credit Index (USD Hedged), a widely used index of global investment grade credit bonds, returned 7.98%. Riskier fixed income asset classes, including high yield corporate bonds and emerging market debt, produced stronger returns. The ICE BofAML Developed Markets High Yield Constrained Index (USD Hedged), a widely used index of below-investment-grade bonds, returned 23.34%, whereas emerging market external debt, as represented by the JPMorgan Emerging Markets Bond Index (EMBI) Global (USD Hedged), returned 14.29%. Emerging market local bonds, as represented by the JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged), returned 13.03%.

Despite the headwinds from the pandemic and periods of volatility, global equities produced exceptionally strong results. All told, U.S. equities, as represented by the S&P 500 Index, returned 56.35%, fueled in our view by accommodative monetary and fiscal policy and improved investor sentiment after positive COVID-19 vaccine news. Global equities, as represented by the MSCI World Index, returned 54.03%, whereas emerging market equities, as measured by the MSCI Emerging Markets Index, returned 58.39%. Meanwhile, Japanese equities, as represented by the Nikkei 225 Index (in JPY), returned 56.62%, and European equities, as represented by the MSCI Europe Index (in EUR), returned 35.32%.

Commodity prices were volatile but moved higher overall. When the reporting period began, Brent crude oil was approximately $22 a barrel but ended the reporting period at roughly $63 a barrel. We believe that oil prices rallied because producers reduced their output and investors anticipated stronger demand as global growth improved. Elsewhere, copper and gold prices also moved higher.

Finally, there were also periods of volatility in the foreign exchange markets, in our view due to fluctuating economic growth, trade conflicts and changing central bank monetary policies, along with the U.S. elections and several geopolitical events. The U.S. dollar weakened against several major currencies. For example, the U.S. dollar returned -6.34% and -10.97% versus the euro and the British pound, respectively. However, the U.S. dollar appreciated 2.87% versus the Japanese yen.

Thank you for the assets you have placed with us. We deeply value your trust, and we will continue to work diligently to meet your broad investment needs. For any questions regarding your PIMCO Funds investments, please contact your account manager or call one of our shareholder associates at (888) 87-PIMCO. We also invite you to visit our website at pimco.com to learn more about our viewpoints.

Stay safe and healthy, Peter G. Strelow Chairman of the Board PIMCO Funds

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income distributions and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an unmanaged index.

ANNUAL REPORT	|	MARCH 31, 2021	3

Important Information About the Funds

PIMCO Funds (the “Trust”) is an open-end management investment company that includes the PIMCO Emerging Markets Bond Fund, PIMCO Emerging Markets Corporate Bond Fund, PIMCO Emerging Markets Currency and Short-Term Investments Fund, PIMCO Emerging Markets Full Spectrum Bond Fund, PIMCO Global Advantage® Strategy Bond Fund, PIMCO Global Bond Opportunities Fund (Unhedged), PIMCO Global Bond Opportunities Fund (U.S. Dollar-Hedged) and PIMCO International Bond Fund (Unhedged) (each a “Fund” and collectively, the “Funds”).

The PIMCO Emerging Markets Full Spectrum Bond Fund may invest its assets in funds of the Trust and funds of PIMCO Equity Series and PIMCO ETF Trust, affiliated open-end investment companies, except funds of funds or series of the Trust sub-advised by Gurtin Municipal Bond Management, (“Underlying PIMCO Funds”), and unaffiliated funds, which may or may not be registered under the 1940 Act (collectively, “Acquired Funds”). To the extent Underlying PIMCO Funds of the Trust or PIMCO Equity Series are held, Institutional Class or Class M shares will be held. The cost of investing in the PIMCO Emerging Markets Full Spectrum Bond Fund will generally be higher than the cost of investing in a mutual fund that invests directly in individual stocks and bonds.

We believe that equity funds and bond funds have an important role to play in a well-diversified investment portfolio. It is important to note, however, that equity funds and bond funds are subject to notable risks.

Among other things, equity and equity-related securities may decline in value due to both real and perceived general market, economic, and industry conditions. The values of equity securities, such as common stocks and preferred securities, have historically risen and fallen in periodic cycles and may decline due to general market conditions, which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. Equity securities may also decline due to factors that affect a particular industry or industries, such as labor shortages, increased production costs and competitive conditions within an industry. In addition, the value of an equity security may decline for a number of reasons that directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services, as well as the historical and prospective earnings of the issuer and the value of its assets. Different types of equity securities may react differently to these developments and a change in the financial condition of a single issuer may affect securities markets as a whole.

During a general downturn in the securities markets, multiple asset classes, including equity securities, may decline in value simultaneously.

The market price of equity securities owned by a Fund may go up or down, sometimes rapidly or unpredictably. Equity securities generally have greater price volatility than fixed income securities and common stocks generally have the greatest appreciation and depreciation potential of all corporate securities.

Bond funds and fixed income securities are subject to a variety of risks, including interest rate risk, liquidity risk and market risk. In an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed income securities and other instruments held by a Fund are likely to decrease in value. A wide variety of factors can cause interest rates or yields of U.S. Treasury securities (or yields of other types of bonds) to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). In addition, changes in interest rates can be sudden and unpredictable, and there is no guarantee that Fund management will anticipate such movement accurately. The Funds may lose money as a result of movements in interest rates.

As of the date of this report, interest rates in the United States and many parts of the world, including certain European countries, are at or near historically low levels. Thus, bond funds currently face a heightened level of risk associated with rising interest rates and/or bond yields. This could be driven by a variety of factors, including but not limited to central bank monetary policies, changing inflation or real growth rates, general economic conditions, increasing bond issuances or reduced market demand for low yielding investments. Further, while bond markets have steadily grown over the past three decades, dealer inventories of corporate bonds are near historic lows in relation to market size. As a result, there has been a significant reduction in the ability of dealers to “make markets.”

Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets or negatively impact a Fund’s performance or cause a Fund to incur losses. As a result, a Fund may experience increased shareholder redemptions, which, among other things, could further reduce the net assets of a Fund.

The Funds may be subject to various risks as described in each Fund’s prospectus and in the Principal and Other Risks in the Notes to Financial Statements.

Classifications of Fund portfolio holdings in this report are made according to financial reporting standards. The classification of a particular portfolio holding as shown in the Allocation Breakdown and

4	PIMCO INTERNATIONAL BOND FUNDS

Schedule of Investments sections of this report may differ from the classification used for a Fund’s compliance calculations, including those used in a Fund’s prospectus, investment objectives, regulatory, and other investment limitations and policies, which may be based on different asset class, sector or geographical classifications. All Funds are separately monitored for compliance with respect to prospectus and regulatory requirements.

The geographical classification of foreign (non-U.S.) securities in this report, if any, are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

Beginning in January 2020, global financial markets have experienced and may continue to experience significant volatility resulting from the spread of a novel coronavirus known as COVID-19. The outbreak of COVID-19 has resulted in travel and border restrictions, quarantines, supply chain disruptions, lower consumer demand and general market uncertainty. The effects of COVID-19 have and may continue to adversely affect the global economy, the economies of certain nations and individual issuers, all of which may negatively impact the Funds’ performance. In addition, COVID-19 and governmental responses to COVID-19 may negatively impact the capabilities of the Funds’ service providers and disrupt the Funds’ operations.

The United States’ enforcement of restrictions on U.S. investments in certain issuers and tariffs on goods from other countries, each with a focus on China, has contributed to international trade tensions and may impact portfolio securities (and/or portfolio securities of Underlying PIMCO Funds or Acquired Funds, as applicable).

A Fund may have significant exposure to issuers in the United Kingdom. The United Kingdom’s withdrawal from the European Union may impact Fund returns. The withdrawal may cause substantial volatility in foreign exchange markets, lead to weakness in the exchange rate of the British pound, result in a sustained period of market uncertainty, and destabilize some or all of the other European Union member countries and/or the Eurozone.

The Funds may invest in certain instruments that rely in some fashion upon the London Interbank Offered Rate (“LIBOR”). LIBOR is an average interest rate, determined by the ICE Benchmark Administration, that banks charge one another for the use of short-term money. The United Kingdom’s Financial Conduct Authority, which regulates LIBOR, has announced plans to ultimately phase out the use of LIBOR. There remains uncertainty regarding future utilization of LIBOR and the nature of any replacement rate, (e.g., the Secured Overnight Financing Rate, which is intended to replace U.S. dollar LIBOR and measures the cost of overnight borrowings through repurchase agreement transactions collateralized with U.S. Treasury securities). Any potential effects of the transition away from LIBOR on a Fund or on certain instruments in which a Fund invests can be difficult to ascertain, and they may vary depending on a variety of factors. The transition may also result in a reduction in the value of certain instruments held by a Fund or a reduction in the effectiveness of related Fund transactions such as hedges. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses to a Fund.

A Fund may invest in securities and instruments that are economically tied to Russia. Investments in Russia are subject to various risks, such as, but not limited to, political, economic, legal, market and currency risks. The risks include uncertain political and economic policies, short-term market volatility, poor accounting standards, corruption and crime, an inadequate regulatory system, regional armed conflict and unpredictable taxation. Investments in Russia are particularly subject to the risk that further economic sanctions may be imposed by the United States and/or other countries. Such sanctions — which may impact companies in many sectors, including energy, financial services and defense, among others — may negatively impact a Fund’s performance and/or ability to achieve its investment objectives. The Russian securities market is characterized by limited volume of trading, resulting in difficulty in obtaining accurate prices and trading. For example, certain investments may be prohibited and/or existing investments may become illiquid (e.g., in the event that transacting in certain existing investments is prohibited), which could cause a Fund to sell other portfolio holdings at a disadvantageous time or price in order to meet shareholder redemptions. The Russian securities market, as compared to U.S. markets, has significant price volatility, less liquidity, a smaller market capitalization and a smaller number of traded securities. There may be little publicly available information about issuers. Settlement, clearing and registration of securities transactions are subject to risks. Prior to the implementation of the National Settlement Depository (“NSD”), a recognized central securities depository, there was no central registration system for equity share registration in Russia, and registration was carried out by either the issuers themselves or by registrars located throughout Russia. Title to Russian equities held through the NSD is now based on the records of the NSD and not the registrars. Although the implementation of the NSD has enhanced the efficiency and transparency of the Russian securities market, issues resulting in loss can still occur. Ownership of securities issued by Russian companies that are not held through depositories such as the NSD may be recorded by companies themselves and by registrars. In such cases, the risk is increased that a Fund could lose ownership rights through fraud, negligence or oversight. While applicable Russian regulations impose liability on registrars for losses resulting from their errors, it may be difficult for a Fund to enforce any rights it may have against the registrar or issuer of the securities in the event of loss of

ANNUAL REPORT	|	MARCH 31, 2021	5

Important Information About the Funds (Cont.)

share registration. In addition, issuers and registrars are still prominent in the validation and approval of documentation requirements for corporate action processing in Russia. Because the documentation requirements and approval criteria vary between registrars and issuers, there remain unclear and inconsistent market standards in the Russian market with respect to the completion and submission of corporate action elections. To the extent that a Fund suffers a loss relating to title or corporate actions relating to its portfolio securities, it may be difficult for the Fund to enforce its rights or otherwise remedy the loss. Russian securities laws may not recognize foreign nominee accounts held with a custodian bank, and therefore the custodian may be considered the ultimate owner of securities they hold for their clients. Adverse currency exchange rates are a risk and there may be a lack of available currency hedging instruments. Investments in Russia may be subject to the risk of nationalization or expropriation of assets. Oil, natural gas, metals, and timber account for a significant portion of Russia’s exports, leaving the country vulnerable to swings in world prices.

On each individual Fund Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that any dividend and capital gain distributions were reinvested. The Cumulative Returns chart and Average Annual Total Return table reflect any sales load that would have applied at the time of purchase or any Contingent Deferred Sales Charge (“CDSC”) that would have applied if a full redemption occurred on the last business day of the period shown in the Cumulative Returns chart. Class A shares are subject to an initial sales charge. A CDSC may be imposed in certain circumstances on Class A shares that are purchased without an initial sales charge and then redeemed during the first 12 months after purchase. Class C shares are subject to a 1% CDSC, which may apply in the first year. The Cumulative Returns chart reflects only Institutional Class performance. Performance for I-2, I-3, Administrative Class, Class A, Class C and Class R shares, if applicable, is typically lower than Institutional Class performance due to the lower expenses paid by Institutional Class shares. Performance shown is net of fees and expenses. The minimum initial investment amount for Institutional Class, I-2, I-3 and Administrative Class shares is $1,000,000. The minimum initial investment amount for Class A and Class C shares is $1,000. There is no minimum initial investment for Class R shares. Each Fund measures its performance against at least one broad-based securities market index (“benchmark index”) and a Lipper Average, which is calculated by Lipper, Inc. (“Lipper”), a Thomson Reuters company, and represents the total return performance average of funds that are tracked by Lipper that have the same fund classification. Benchmark indexes do not take into account fees, expenses or taxes. A Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. There is no assurance that any Fund, including any Fund that has experienced high or unusual performance for one or more periods, will experience similar levels of performance in the future. High performance is defined as a significant increase in either 1) a Fund’s total return in excess of that of the Fund’s benchmark between reporting periods or 2) a Fund’s total return in excess of the Fund’s historical returns between reporting periods. Unusual performance is defined as a significant change in a Fund’s performance as compared to one or more previous reporting periods. Historical performance for the Funds or a share class thereof may have been positively impacted by fee waivers or expense limitations in place during some or all of the periods shown, if applicable. Future performance (including total return or yield) and distributions may be negatively impacted by the expiration or reduction of any such fee waivers or expense limitations.

The following table discloses the inception dates of each Fund and its respective share classes along with each Fund’s diversification status as of period end:

Fund Name	Fund Inception	Institutional Class	I-2	I-3	Administrative Class	Class A	Class C	Diversification Status
PIMCO Emerging Markets Bond Fund	07/31/97	07/31/97	04/30/08	04/27/18	—	07/31/97	07/31/97	Diversified
PIMCO Emerging Markets Corporate Bond Fund	07/01/09	07/01/09	—	—	—	—	—	Diversified
PIMCO Emerging Markets Currency and Short-Term Investments Fund	05/31/05	05/31/05	04/30/08	—	—	05/31/05	—	Diversified
PIMCO Emerging Markets Full Spectrum Bond Fund	02/25/13	02/25/13	—	—	—	—	—	Diversified
PIMCO Global Advantage® Strategy Bond Fund	02/05/09	02/05/09	—	—	—	02/05/09	—	Diversified
PIMCO Global Bond Opportunities Fund (Unhedged)	11/23/93	11/23/93	—	—	07/31/96	01/31/18	—	Non-diversified
PIMCO Global Bond Opportunities Fund (U.S. Dollar-Hedged)	10/02/95	02/25/98	04/30/08	—	09/30/03	10/02/95	10/02/95	Non-diversified
PIMCO International Bond Fund (Unhedged)	04/30/04	04/30/04	04/30/08	04/27/18	02/28/06	07/30/04	07/30/04	Diversified

An investment in a Fund is not a bank deposit and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in a Fund.

The Trustees are responsible generally for overseeing the management of the Trust. The Trustees authorize the Trust to enter into service agreements with the Adviser, the Distributor, the Administrator and other service providers in order to provide, and in some cases authorize

6	PIMCO INTERNATIONAL BOND FUNDS

service providers to procure through other parties, necessary or desirable services on behalf of the Trust and the Funds. Shareholders are not parties to or third-party beneficiaries of such service agreements. Neither a Fund’s prospectus nor a Fund’s summary prospectus, the Trust’s Statement of Additional Information (“SAI”), any contracts filed as exhibits to the Trust’s registration statement, nor any other communications, disclosure documents or regulatory filings (including this report) from or on behalf of the Trust or a Fund creates a contract between or among any shareholder of a Fund, on the one hand, and the Trust, a Fund, a service provider to the Trust or a Fund, and/or the Trustees or officers of the Trust, on the other hand. The Trustees (or the Trust and its officers, service providers or other delegates acting under authority of the Trustees) may amend the most recent prospectus or use a new prospectus, summary prospectus or SAI with respect to a Fund or the Trust, and/or amend, file and/or issue any other communications, disclosure documents or regulatory filings, and may amend or enter into any contracts to which the Trust or a Fund is a party, and interpret the investment objective(s), policies, restrictions and contractual provisions applicable to any Fund, without shareholder input or approval, except in circumstances in which shareholder approval is specifically required by law (such as changes to fundamental investment policies) or where a shareholder approval requirement is specifically disclosed in the Trust’s then-current prospectus or SAI.

PIMCO has adopted written proxy voting policies and procedures

(“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Funds. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of each Fund, and information about how each Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30th, are available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Funds’ website at www.pimco.com, and on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Funds file portfolio holdings information with the SEC on Form N-PORT within 60 days of the end of each fiscal quarter. The Funds’ complete schedules of securities holdings as of the end of each fiscal quarter will be made available to the public on the SEC’s website at www.sec.gov and on PIMCO’s website at www.pimco.com, and will be made available, upon request by calling PIMCO at (888) 87-PIMCO.

The SEC has adopted a rule that allows the Funds to fulfill their obligation to deliver shareholder reports to investors by providing access to such reports online free of charge and by mailing a notice that the report is electronically available. Pursuant to the rule investors may elect to receive all future reports in paper free of charge by contacting their financial intermediary or, if invested directly with a Fund, investors can inform the Fund by calling 888.877.4626. Any election to receive reports in paper will apply to all funds held with the fund complex if invested directly with a Fund or to all funds held in the investor’s account if invested through a financial intermediary.

In August 2020, the SEC proposed changes to the mutual fund and ETF shareholder report and registration statement disclosure requirements and the registered fund advertising rules, which, if adopted, will change the disclosures provided to shareholders.

In October 2020, the SEC adopted a rule related to the use of derivatives, short sales, reverse repurchase agreements and certain other transactions by registered investment companies that rescinds and withdraws the guidance of the SEC and its staff regarding asset segregation and cover transactions. Subject to certain exceptions, and after an eighteen-month transition period, the rule requires funds to trade derivatives and other transactions that create future payment or delivery obligations (except reverse repurchase agreements and similar financing transactions) subject to a value-at-risk leverage limit, certain derivatives risk management program and reporting requirements. These requirements may limit the ability of the Funds to use derivatives and reverse repurchase agreements and similar financing transactions as part of their investment strategies and may increase the cost of the Funds’ investments and cost of doing business, which could adversely affect investors.

In October 2020, the SEC adopted a rule regarding the ability of a fund to invest in other funds. The rule allows a fund to acquire shares of another fund in excess of certain limitations currently imposed by the Investment Company Act of 1940 (the “Act”) without obtaining individual exemptive relief from the SEC, subject to certain conditions. The rule also included the rescission of certain exemptive relief from the SEC and guidance from the SEC staff for funds to invest in other funds. The impact that these changes may have on the Funds is uncertain.

In December 2020, the SEC adopted a rule addressing fair valuation of fund investments. The new rule sets forth requirements for good faith determinations of fair value as well as for the performance of fair value determinations, including related oversight and reporting obligations. The new rule also defines “readily available market quotations” for purposes of the definition of “value” under the Act, and the SEC noted that this definition will apply in all contexts under the Act. The SEC adopted an eighteen-month transition period beginning from the effective date for both the new rule and the associated new recordkeeping requirements. The impact of the new rule on the Funds is uncertain at this time.

ANNUAL REPORT	|	MARCH 31, 2021	7

PIMCO Emerging Markets Bond Fund

Institutional Class - PEBIX
I-2 - PEMPX	Class A - PAEMX
I-3 - PEBNX	Class C - PEBCX

Cumulative Returns Through March 31, 2021

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Geographic Breakdown as of March 31, 2021†§

Short-Term Instruments‡	8.3%

Mexico	7.1%

South Africa	6.5%

Indonesia	5.8%

United States	4.5%

Turkey	4.3%

Brazil	3.4%

Saudi Arabia	3.2%

Egypt	3.0%

Nigeria	2.8%

Dominican Republic	2.8%

Ukraine	2.5%

United Arab Emirates	2.4%

Chile	2.1%

Argentina	2.1%

Cayman Islands	1.9%

Ivory Coast	1.8%

Luxembourg	1.8%

Oman	1.8%

Qatar	1.7%

Russia	1.6%

China	1.4%

Ghana	1.4%

Colombia	1.4%

Peru	1.3%

Romania	1.2%

Netherlands	1.2%

Angola	1.1%

Israel	1.1%

Azerbaijan	1.1%

Ecuador	1.0%

Panama	1.0%

India	1.0%

Other	14.4%
†	% of Investments, at value.

§	Geographic Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended March 31, 2021

	1 Year	5 Years	10 Years	Fund Inception (07/31/97)
PIMCO Emerging Markets Bond Fund Institutional Class	16.59%	6.08%	4.83%	8.66%
PIMCO Emerging Markets Bond Fund I-2	16.47%	5.98%	4.72%	8.55%
PIMCO Emerging Markets Bond Fund I-3	16.42%	5.92%	4.67%	8.50%
PIMCO Emerging Markets Bond Fund Class A	16.16%	5.69%	4.42%	8.23%
PIMCO Emerging Markets Bond Fund Class A (adjusted)	11.80%	4.89%	4.03%	8.06%
PIMCO Emerging Markets Bond Fund Class C	15.29%	4.90%	3.65%	7.43%
PIMCO Emerging Markets Bond Fund Class C (adjusted)	14.29%	4.90%	3.65%	7.43%
J.P. Morgan Emerging Markets Bond Index (EMBI) Global	14.29%	4.74%	5.35%	7.51%
Lipper Emerging Market Hard Currency Debt Funds Average	19.88%	4.98%	3.94%	6.72%

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares and 1.00% CDSC on Class C shares. For performance current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

For periods prior to the inception date of a share class launched subsequent to the Fund’s inception date, the performance information shown is adjusted for the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by each respective share class.

The Fund’s total annual operating expense ratio in effect as of period end were 0.88% for the Institutional Class shares, 0.98% for I-2 shares, 1.08% for I-3 shares, 1.25% for Class A shares and 2.00% for Class C shares. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

Investment Objective and Strategy Overview

PIMCO Emerging Markets Bond Fund seeks maximum total return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 80% of its assets in Fixed Income Instruments that are economically tied to emerging market countries, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following affected performance (on a gross basis) during the reporting period:

»	Security selection to Brazilian external corporate debt contributed to performance, as the Brazilian external corporate debt index outperformed the Brazilian external sovereign debt index.

»	Security selection to South African external corporate debt contributed to performance, as the South African external corporate debt index outperformed the South African external sovereign debt index.

»	Portfolio underweight exposure to emerging markets (“EM”) external spread duration detracted from performance, as EM external spreads tightened.

»	Underweight exposure to Bahrain external debt detracted from performance, as the Bahrain external debt index decreased.

8	PIMCO INTERNATIONAL BOND FUNDS

PIMCO Emerging Markets Corporate Bond Fund

Institutional Class - PEMIX

Cumulative Returns Through March 31, 2021

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Geographic Breakdown as of March 31, 2021†§

Cayman Islands	13.6%

United States	12.2%

Brazil	6.0%

South Africa	6.0%

Luxembourg	4.4%

Mexico	3.9%

Netherlands	3.6%

Israel	3.5%

Turkey	3.2%

Ireland	3.2%

United Kingdom	2.8%

China	2.3%

Hong Kong	2.2%

Mauritius	2.1%

Colombia	2.0%

Short-Term Instruments‡	2.0%

Peru	1.9%

Russia	1.9%

Virgin Islands (British)	1.9%

Singapore	1.7%

Saudi Arabia	1.6%

Canada	1.4%

Chile	1.4%

Indonesia	1.3%

India	1.2%

Morocco	1.1%

United Arab Emirates	1.0%

Other	10.6%
†	% of Investments, at value.

§	Geographic Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended March 31, 2021

	1 Year	5 Years	10 Years	Fund Inception (07/01/09)
PIMCO Emerging Markets Corporate Bond Fund Institutional Class	19.09%	6.58%	4.21%	5.80%
J.P. Morgan Corporate Emerging Markets Bond Index Diversified (CEMBI)	18.12%	6.25%	5.86%	7.42%
Lipper Emerging Market Hard Currency Debt Funds Average	19.88%	4.98%	3.94%	5.69%♦

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

♦ Average annual total return since 06/30/2009.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. For performance current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

The Fund’s total annual operating expense ratio in effect as of period end was 1.02% for the Institutional Class shares. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

Investment Objective and Strategy Overview

PIMCO Emerging Markets Corporate Bond Fund seeks maximum total return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 80% of its assets in a diversified portfolio of corporate Fixed Income Instruments that are economically tied to emerging market countries, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following affected performance (on a gross basis) during the reporting period:

»	Overweight exposure to Brazilian corporate debt contributed to performance, as the Brazil corporate debt sub-index outperformed the broader index.

»	Overweight exposure to South African corporate debt contributed to performance, as the South African corporate debt sub-index outperformed the broader index.

»	Underweight exposure to Emerging Market (“EM”) corporate spreads detracted from performance, as EM corporate spreads tightened.

»	Overweight exposure to Russian corporate debt detracted from performance, as the Russian corporate debt sub-index underperformed the broader index.

ANNUAL REPORT	|	MARCH 31, 2021	9

PIMCO Emerging Markets Currency and Short-Term Investments Fund

Institutional Class - PLMIX	Class A - PLMAX
I-2 - PLMPX

Cumulative Returns Through March 31, 2021

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Geographic Breakdown as of March 31, 2021†§

Short-Term Instruments‡	26.3%

Brazil	19.3%

Israel	9.9%

United States	6.3%

Colombia	6.0%

South Africa	4.9%

Czech Republic	4.5%

Chile	3.7%

Dominican Republic	3.1%

Malaysia	3.0%

Ukraine	1.7%

Peru	1.3%

Kazakhstan	1.0%

Supranational	1.0%

Other	8.0%
†	% of Investments, at value.

§	Geographic Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended March 31, 2021

	1 Year	5 Years	10 Years	Fund Inception (05/31/05)
PIMCO Emerging Markets Currency and Short-Term Investments Fund Institutional Class	13.92%	2.71%	0.15%	2.82%
PIMCO Emerging Markets Currency and Short-Term Investments Fund I-2	13.81%	2.60%	0.05%	2.71%
PIMCO Emerging Markets Currency and Short-Term Investments Fund Class A	13.47%	2.30%	(0.25)%	2.40%
PIMCO Emerging Markets Currency and Short-Term Investments Fund Class A (adjusted)	9.22%	1.52%	(0.63)%	2.16%
J.P. Morgan Emerging Local Markets Index Plus (Unhedged)	8.30%	2.00%	(0.35)%	2.77%
JPMorgan Emerging Local Markets Index Plus +Bid (Unhedged)	8.30%	2.00%	(0.35)%	2.62%
Lipper Alternative Currency Strategies Average	5.43%	0.22%	(1.19)%	1.05%

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares. For performance current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

For periods prior to the inception date of a share class launched subsequent to the Fund’s inception date, the performance information shown is adjusted for the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by each respective share class.

The Fund’s total annual operating expense ratio in effect as of period end were 0.88% for the Institutional Class shares, 0.98% for I-2 shares, and 1.28% for Class A shares. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

Investment Objective and Strategy Overview

PIMCO Emerging Markets Currency and Short-Term Investments Fund seeks maximum total return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 80% of its assets in currencies of, or in Fixed Income Instruments denominated in the currencies of, emerging market countries, and in short-term investments. The Fund’s investments in currencies or Fixed Income Instruments, including short-term investments, may be represented by forwards or derivatives such as options, futures contracts or swap agreements. The Fund may, but is not required to, hedge its exposure to non-U.S. currencies. Assets not invested in currencies or instruments denominated in currencies of emerging market countries or in short-term investments may be invested in other types of Fixed Income Instruments. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following affected performance (on a gross basis) during the reporting period:

»	Tactical exposure to Emerging Markets (“EM”) external debt contributed to performance, as the EM external debt spreads tightened.

»	Overweight exposure to the South African rand from 7/31/2020 to 3/31/2021 contributed to performance, as the currency appreciated versus the U.S. dollar.

»	Overweight exposure to the Taiwanese dollar and local duration detracted from performance, as the country sub-index underperformed the broader index.

»	Overweight exposure to the Turkish lira from 12/31/2020 to 2/28/2021 detracted from performance, as the currency depreciated versus the U.S. dollar.

10	PIMCO INTERNATIONAL BOND FUNDS

PIMCO Emerging Markets Full Spectrum Bond Fund

Institutional Class - PFSIX

Cumulative Returns Through March 31, 2021

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Top 10 Holdings as of March 31, 2021†§

PIMCO Emerging Markets Local Currency and Bond Fund	37.2%

PIMCO Emerging Markets Corporate Bond Fund	27.8%

PIMCO Emerging Markets Bond Fund	23.7%

Brazil Letras do Tesouro Nacional % due 10/01/2021	1.0%

Sunac China Holdings Ltd., 5.950% due 04/26/2024	0.5%

Kaisa Group Holdings Ltd., 9.375% due 06/30/2024	0.4%

Republic of Angola Via Avenir BV, 4.757% due 12/07/2023	0.4%

Poinsettia Finance Ltd., 6.625% due 06/17/2031	0.3%

Powerlong Real Estate Holdings Ltd., 5.950% due 04/30/2025	0.3%

Yango Justice International Ltd., 7.500% due 02/17/2025	0.3%
†	% of Investments, at value.

§	Top 10 Holdings and % of Investments exclude securities sold short, financial derivative instruments and short-term instruments, if any.

Average Annual Total Return for the period ended March 31, 2021

	1 Year	5 Years	Fund Inception (02/25/13)
PIMCO Emerging Markets Full Spectrum Bond Fund Institutional Class	17.52%	4.87%	0.95%
50% JPMorgan Global Bond Index Emerging Markets-Global Diversified, 25% JPMorgan Emerging Markets Bond Index Global and 25% JPMorgan Corporate Emerging Market Bond Index Diversified	14.65%	4.35%	1.80%
Lipper Emerging Market Hard Currency Debt Funds Average	19.88%	4.98%	2.46%♦

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

♦ Average annual total return since 02/28/2013.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. For performance current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

The Fund’s total annual operating expense ratio in effect as of period end, which includes the Acquired Fund Fees and Expenses (Underlying PIMCO Fund expenses), was 2.25% for the Institutional Class shares. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

Investment Objective and Strategy Overview

PIMCO Emerging Markets Full Spectrum Bond Fund seeks maximum total return, consistent with prudent investment management. The Fund is designed to provide dynamic exposure to a broad range of emerging market fixed income asset classes, such as external debt obligations of sovereign, quasi-sovereign, and corporate entities; currencies, and local currency-denominated obligations of sovereigns, quasi-sovereigns, and corporate issuers. PIMCO uses a three-step active management approach in seeking to achieve the Fund’s investment objective: 1) develop a target asset allocation to implement across the eligible investments; 2) identify additional opportunities for country and security selection designed to add value beyond the target asset allocation within each of the eligible investments; and 3) employ additional investment strategies designed to either mitigate or emphasize risks resulting from the implementation of the target asset allocation. This active management approach is driven by PIMCO’s global macroeconomic views, emerging markets expertise and experience across a wide range of investment instruments. The Fund’s assets are allocated in a manner that reflects PIMCO’s views regarding the attractiveness of key investment risk factors, considering both return potential and volatility, and includes an assessment of aggregate country, issuer and currency exposures. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following affected performance (on a gross basis) during the reporting period:

»	Overweight exposure to emerging markets local interest rates contributed to relative performance, as local rates posted positive performance.

»	Non-emerging markets exposure for cash-backing purposes contributed to relative performance as the securities, such as non-Agency mortgage-backed securities, posted positive performance.

»	Security selection within Chilean external corporate debt detracted from relative performance as energy and travel corporates were more impacted by the COVID shock than other sectors.

»	Overweight exposure to the Dominican peso detracted from performance, as the currency depreciated versus the U.S. dollar.

ANNUAL REPORT	|	MARCH 31, 2021	11

PIMCO Global Advantage® Strategy Bond Fund

Institutional Class - PSAIX
Class A - PGSAX

Cumulative Returns Through March 31, 2021

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Geographic Breakdown as of March 31, 2021†§

United States	39.9%

United Kingdom	11.0%

Italy	6.3%

Cayman Islands	3.8%

Japan	3.6%

China	3.3%

Denmark	3.0%

Australia	2.9%

Short-Term Instruments‡	2.2%

Israel	1.8%

France	1.8%

Switzerland	1.8%

Germany	1.7%

Netherlands	1.4%

Peru	1.4%

Spain	1.4%

Other	12.7%
†	% of Investments, at value.

§	Geographic Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended March 31, 2021

	1 Year	5 Years	10 Years	Fund Inception (02/05/09)
PIMCO Global Advantage® Strategy Bond Fund Institutional Class	11.48%	5.01%	2.82%	4.34%
PIMCO Global Advantage® Strategy Bond Fund Class A	11.03%	4.59%	2.41%	3.93%
PIMCO Global Advantage® Strategy Bond Fund Class A (adjusted)	6.86%	3.80%	2.02%	3.60%
Bloomberg Barclays Global Aggregate (USD Unhedged) Index	4.67%	2.66%	2.23%	3.24%
PIMCO Global Advantage Bond Index (GLADI) (USD, Partially Hedged)	4.45%	3.46%	3.12%	4.08%
Lipper Global Income Funds Average	9.07%	3.33%	2.76%	4.37%♦

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

♦ Average annual total return since 01/31/2009.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares. For performance current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

The Fund’s total annual operating expense ratio in effect as of period end were 0.86% for the Institutional Class shares, and 1.26% for Class A shares. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

Investment Objective and Strategy Overview

PIMCO Global Advantage® Strategy Bond Fund seeks total return which exceeds that of its benchmarks, consistent with prudent investment management, by investing under normal circumstances at least 80% of its assets in Fixed Income Instruments that are economically tied to at least three countries (one of which may be the United States), which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following affected performance (on a gross basis) during the reporting period:

»	Overweight exposure to emerging markets external debt contributed to relative performance, as spreads tightened.

»	Positions in non-Agency mortgage-backed securities contributed to relative performance, as spreads tightened.

»	Overweight exposure to financials within corporate credit contributed to relative performance, as spreads tightened.

»	Underweight exposure to the euro detracted from relative performance, as the currency appreciated relative to the U.S. dollar.

»	Underweight exposure to non-financial corporate credit detracted from relative performance, as spreads tightened.

»

Underweight exposure to select Dollar Block currencies, particularly the Australian dollar and Canadian dollar, detracted from relative performance, as these currencies appreciated relative to the U.S. dollar.

12	PIMCO INTERNATIONAL BOND FUNDS

PIMCO Global Bond Opportunities Fund (Unhedged)

Institutional Class - PIGLX	Class A - PAGPX
Administrative Class - PADMX

Cumulative Returns Through March 31, 2021

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Geographic Breakdown as of March 31, 2021†§

United States	42.0%

United Kingdom	9.8%

China	6.9%

France	6.0%

Cayman Islands	3.5%

Italy	3.3%

Short-Term Instruments‡	3.2%

Japan	3.1%

Australia	3.0%

Denmark	3.0%

Netherlands	2.1%

Germany	1.9%

Peru	1.4%

Israel	1.4%

Qatar	1.4%

United Arab Emirates	1.0%

Other	7.0%
†	% of Investments, at value.

§	Geographic Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended March 31, 2021

	1 Year	5 Years	10 Years	Fund Inception (11/23/93)
PIMCO Global Bond Opportunities Fund (Unhedged) Institutional Class	16.67%	3.60%	3.11%	5.69%
PIMCO Global Bond Opportunities Fund (Unhedged) Administrative Class	16.38%	3.34%	2.85%	5.43%
PIMCO Global Bond Opportunities Fund (Unhedged) Class A	16.20%	3.19%	2.70%	5.27%
PIMCO Global Bond Opportunities Fund (Unhedged) Class A (adjusted)	11.90%	2.40%	2.31%	5.13%
Bloomberg Barclays Global Aggregate (USD Unhedged) Index	4.67%	2.66%	2.23%	4.74%♦
Lipper Global Income Funds Average	9.07%	3.33%	2.76%	4.75%♦

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

♦ Average annual total return since 11/30/1993.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares. For performance current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

For periods prior to the inception date of a share class launched subsequent to the Fund’s inception date, the performance information shown is adjusted for the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by each respective share class.

The Fund’s total annual operating expense ratio in effect as of period end were 0.67% for the Institutional Class shares, 0.92% for Administrative Class shares, and 1.07% for Class A shares. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

Investment Objective and Strategy Overview

PIMCO Global Bond Opportunities Fund (Unhedged) seeks maximum total return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 80% of its assets in Fixed Income Instruments that are economically tied to at least three countries (one of which may be the United States), which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Securities may be denominated in major foreign currencies or the U.S. dollar. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following affected performance (on a gross basis) during the reporting period:

»	Positions in non-Agency mortgage-backed securities contributed to performance, as spreads tightened.

»	Long exposure to select Scandinavian currencies, particularly the Norwegian krone and Swedish krona, contributed to performance, as these currencies appreciated relative to the U.S. dollar.

»	Long exposure to select Dollar Block currencies, particularly the Australian dollar and Canadian dollar, contributed to performance, as these currencies appreciated relative to the U.S. dollar.

»	Long exposure to the Japanese yen detracted from performance, as the currency depreciated relative to the U.S. dollar.

»	Long exposure to duration in the U.S. detracted from performance, as yields increased.

»	Long exposure to duration in Australia detracted from performance as yields rose.

ANNUAL REPORT	|	MARCH 31, 2021	13

PIMCO Global Bond Opportunities Fund (U.S. Dollar-Hedged)

Institutional Class - PGBIX	Class A - PAIIX
I-2 - PGNPX	Class C - PCIIX
Administrative Class - PGDAX

Cumulative Returns Through March 31, 2021

$1,000,000 invested at the end of the month when the Fund commenced operations.

Geographic Breakdown as of March 31, 2021†§

United States	44.9%

United Kingdom	11.0%

China	7.4%

Cayman Islands	4.4%

Japan	3.6%

Australia	3.0%

Short-Term Instruments‡	3.0%

Denmark	2.9%

France	2.9%

Netherlands	2.2%

Germany	1.8%

Qatar	1.8%

Peru	1.5%

Italy	1.3%

Israel	1.2%

Spain	1.1%

Ireland	1.1%

Other	4.9%
†	% of Investments, at value.

§	Geographic Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended March 31, 2021

	1 Year	5 Years	10 Years	Fund Inception (10/02/95)
PIMCO Global Bond Opportunities Fund (U.S. Dollar-Hedged) Institutional Class	9.93%	4.24%	4.91%	6.22%
PIMCO Global Bond Opportunities Fund (U.S. Dollar-Hedged) I-2	9.82%	4.14%	4.81%	6.12%
PIMCO Global Bond Opportunities Fund (U.S. Dollar-Hedged) Administrative Class	9.65%	3.98%	4.65%	5.96%
PIMCO Global Bond Opportunities Fund (U.S. Dollar-Hedged) Class A	9.54%	3.88%	4.54%	5.82%
PIMCO Global Bond Opportunities Fund (U.S. Dollar-Hedged) Class A (adjusted)	5.44%	3.09%	4.14%	5.67%
PIMCO Global Bond Opportunities Fund (U.S. Dollar-Hedged) Class C	8.73%	3.11%	3.77%	5.03%
PIMCO Global Bond Opportunities Fund (U.S. Dollar-Hedged) Class C (adjusted)	7.73%	3.11%	3.77%	5.03%
Bloomberg Barclays Global Aggregate (USD Hedged) Index	1.50%	3.29%	3.94%	5.22%♦
Lipper Global Income Funds Average	9.07%	3.33%	2.76%	4.81%♦

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

♦ Average annual total return since 09/30/1995

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares and 1.00% CDSC on Class C shares. For performance current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

For periods prior to the inception date of a share class launched subsequent to the Fund’s inception date, the performance information shown is adjusted for the performance of the Fund’s Class C shares. The prior Class C performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by each respective share class.

The Fund’s total annual operating expense ratio in effect as of period end were 0.59% for the Institutional Class shares, 0.69% for I-2 shares, 0.84% for Administrative Class shares, 0.94% for Class A shares and 1.69% for Class C shares. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

Investment Objective and Strategy Overview

PIMCO Global Bond Opportunities Fund (U.S. Dollar-Hedged) seeks maximum total return, consistent with preservation of capital, by investing under normal circumstances at least 80% of its assets in Fixed Income Instruments that are economically tied to at least three countries (one of which may be the United States), which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. Securities may be denominated in major foreign currencies or the U.S. dollar. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The Fund will normally limit its foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) to 20% of its total assets. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following affected performance (on a gross basis) during the reporting period:

»	Positions in non-Agency mortgage-backed securities contributed to performance, as spreads tightened.

»	Positions in financials within corporate credit contributed to performance, as spreads tightened.

»	Positions in emerging market external debt contributed to performance, as spreads tightened.

»	Long exposure to duration in Australia detracted from performance, as yields increased.

»	Long exposure to duration in the U.S. detracted from performance, as yields increased.

»	Long exposure to duration in Canada detracted from performance, as yields increased

14	PIMCO INTERNATIONAL BOND FUNDS

PIMCO International Bond Fund (Unhedged)

Institutional Class - PFUIX	Administrative Class - PFUUX
I-2 - PFUPX	Class A - PFUAX
I-3 - PFUNX	Class C - PFRCX

Cumulative Returns Through March 31, 2021

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Geographic Breakdown as of March 31, 2021†§

United States	31.8%

United Kingdom	11.7%

China	10.7%

Japan	8.5%

Cayman Islands	3.7%

Spain	3.5%

France	3.3%

Denmark	2.7%

Short-Term Instruments‡	2.5%

Italy	2.5%

Australia	2.2%

Israel	1.9%

Germany	1.9%

Netherlands	1.7%

South Korea	1.6%

Qatar	1.3%

Canada	1.1%

Other	7.4%
†	% of Investments, at value.

§	Geographic Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended March 31, 2021

	1 Year	5 Years	10 Years	Fund Inception (04/30/04)
PIMCO International Bond Fund (Unhedged) Institutional Class	17.19%	3.46%	2.52%	4.49%
PIMCO International Bond Fund (Unhedged) I-2	17.07%	3.35%	2.42%	4.39%
PIMCO International Bond Fund (Unhedged) I-3	17.02%	3.31%	2.37%	4.34%
PIMCO International Bond Fund (Unhedged) Administrative Class	16.90%	3.20%	2.27%	4.23%
PIMCO International Bond Fund (Unhedged) Class A	16.72%	3.05%	2.12%	4.06%
PIMCO International Bond Fund (Unhedged) Class A (adjusted)	12.34%	2.26%	1.73%	3.83%
PIMCO International Bond Fund (Unhedged) Class C	15.86%	2.28%	1.36%	3.28%
PIMCO International Bond Fund (Unhedged) Class C (adjusted)	14.86%	2.28%	1.36%	3.28%
Bloomberg Barclays Global Aggregate ex-USD (USD Unhedged) Index	7.15%	2.13%	1.26%	3.28%
Lipper International Income Funds Average	8.49%	2.13%	1.74%	4.19%

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares and 1.00% CDSC on Class C shares. For performance current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

For periods prior to the inception date of a share class launched subsequent to the Fund’s inception date, the performance information shown is adjusted for the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by each respective share class.

The Fund’s total annual operating expense ratio in effect as of period end were 0.63% for the Institutional Class shares, 0.73% for I-2 shares, 0.83% for I-3 shares, 0.88% for Administrative Class shares, 1.03% for Class A shares, and 1.78% for Class C shares. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

Investment Objective and Strategy Overview

PIMCO International Bond Fund (Unhedged) seeks maximum total return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 80% of its assets in Fixed Income Instruments that are economically tied to at least three non-U.S. countries. The Fund’s investments in Fixed Income Instruments may be represented by forwards or derivatives such as options, futures contracts or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following affected performance (on a gross basis) during the reporting period:

»

Overweight exposure to select Scandinavian currencies, particularly the Norwegian krone and Swedish krona, contributed to relative performance, as these currencies appreciated relative to the U.S. dollar.

»

Overweight exposure to select Dollar Block currencies, particularly the Australian dollar and Canadian dollar, contributed to relative performance, as these currencies appreciated relative to the U.S. dollar.

»	Positions in non-Agency mortgage-backed securities contributed to relative performance as spreads tightened.

»	Underweight exposure to the euro detracted from relative performance, as the currency appreciated relative to the U.S. dollar.

»	Underweight exposure to the Chinese yuan detracted from relative performance, as the currency appreciated relative to the U.S. dollar.

»	Underweight exposure to non-financial corporate credit detracted from performance as spreads tightened

ANNUAL REPORT	|	MARCH 31, 2021	15

Expense Examples

Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and exchange fees and (2) ongoing costs, including investment advisory fees, supervisory and administrative fees, distribution and/or service (12b-1) fees (if applicable), and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for all Funds and share classes is from October 1, 2020 to March 31, 2021 unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the appropriate row for your share class, in the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any Acquired Fund Fees and Expenses or transactional costs, such as sales charges (loads) on purchase payments and exchange fees, if any. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the investment advisory fees and supervisory and administrative fees, such as fees and expenses of the independent trustees and their counsel, extraordinary expenses and interest expense.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (10/01/20)	Ending Account Value (03/31/21)	Expenses Paid During Period*	Beginning Account Value (10/01/20)	Ending Account Value (03/31/21)	Expenses Paid During Period*	Net Annualized Expense Ratio**

PIMCO Emerging Markets Bond Fund
Institutional Class	$1,000.00	$1,015.90	$4.27	$1,000.00	$1,020.69	$4.28	0.85%
I-2	1,000.00	1,015.40	4.77	1,000.00	1,020.19	4.78	0.95
I-3	1,000.00	1,015.10	5.02	1,000.00	1,019.95	5.04	1.00
Class A	1,000.00	1,014.00	6.13	1,000.00	1,018.85	6.14	1.22
Class C	1,000.00	1,010.20	9.87	1,000.00	1,015.11	9.90	1.97

PIMCO Emerging Markets Corporate Bond Fund
Institutional Class	$1,000.00	$1,038.40	$4.57	$1,000.00	$1,020.44	$4.53	0.90%

PIMCO Emerging Markets Currency and Short-Term Investments Fund
Institutional Class	$1,000.00	$1,040.80	$4.53	$1,000.00	$1,020.49	$4.48	0.89%
I-2	1,000.00	1,040.30	5.04	1,000.00	1,020.00	4.99	0.99
Class A	1,000.00	1,038.70	6.56	1,000.00	1,018.50	6.49	1.29

PIMCO Emerging Markets Full Spectrum Bond Fund
Institutional Class	$1,000.00	$1,029.80	$0.46	$1,000.00	$1,024.48	$0.45	0.09%

16	PIMCO INTERNATIONAL BOND FUNDS

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (10/01/20)	Ending Account Value (03/31/21)	Expenses Paid During Period*	Beginning Account Value (10/01/20)	Ending Account Value (03/31/21)	Expenses Paid During Period*	Net Annualized Expense Ratio**

PIMCO Global Advantage® Strategy Bond Fund
Institutional Class	$1,000.00	$1,017.90	$3.42	$1,000.00	$1,021.54	$3.43	0.68%
Class A	1,000.00	1,015.90	5.43	1,000.00	1,019.55	5.44	1.08

PIMCO Global Bond Opportunities Fund (Unhedged)
Institutional Class	$1,000.00	$1,034.80	$2.84	$1,000.00	$1,022.14	$2.82	0.56%
Administrative Class	1,000.00	1,033.50	4.11	1,000.00	1,020.89	4.08	0.81
Class A	1,000.00	1,032.70	4.87	1,000.00	1,020.14	4.84	0.96

PIMCO Global Bond Opportunities Fund (U.S. Dollar-Hedged)
Institutional Class	$1,000.00	$1,022.20	$2.82	$1,000.00	$1,022.14	$2.82	0.56%
I-2	1,000.00	1,021.70	3.33	1,000.00	1,021.64	3.33	0.66
Administrative Class	1,000.00	1,021.00	4.08	1,000.00	1,020.89	4.08	0.81
Class A	1,000.00	1,020.50	4.58	1,000.00	1,020.39	4.58	0.91
Class C	1,000.00	1,016.60	8.35	1,000.00	1,016.65	8.35	1.66

PIMCO International Bond Fund (Unhedged)
Institutional Class	$1,000.00	$1,027.10	$2.58	$1,000.00	$1,022.39	$2.57	0.51%
I-2	1,000.00	1,026.60	3.08	1,000.00	1,021.89	3.07	0.61
I-3	1,000.00	1,026.30	3.33	1,000.00	1,021.64	3.33	0.66
Administrative Class	1,000.00	1,025.80	3.84	1,000.00	1,021.14	3.83	0.76
Class A	1,000.00	1,025.00	4.59	1,000.00	1,020.39	4.58	0.91
Class C	1,000.00	1,021.20	8.37	1,000.00	1,016.65	8.35	1.66

* Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

** Net Annualized Expense Ratio is reflective of any applicable contractual fee waivers and/or expense reimbursements or voluntary fee waivers. Details regarding fee waivers, if any, can be found in Note 9, Fees and Expenses, in the Notes to Financial Statements.

ANNUAL REPORT	|	MARCH 31, 2021	17

Benchmark Descriptions

Index*	Benchmark Description

50% JPMorgan Global Bond Index Emerging Markets-Global Diversified, 25% JPMorgan Emerging Markets Bond Index Global and 25% JPMorgan Corporate Emerging Market Bond Index Diversified	The benchmark is a blend of 50% JPMorgan Global Bond Index Emerging Markets- Global Diversified, 25% JPMorgan Emerging Markets Bond Index Global and 25% JPMorgan Corporate Emerging Market Bond Index Diversified. The JPMorgan Global Bond Index Emerging Markets — Global Diversified is a uniquely-weighted version of the Emerging Markets Bond Index Global. It limits the weights of those index countries with larger debt stocks by only including specified portions of these countries eligible current face amounts of debt outstanding. The JPMorgan Emerging Markets Bond Index (EMBI) Global tracks total returns for United States Dollar denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, and Eurobonds. JPMorgan Corporate Emerging Market Bond Index Diversified tracks total returns of US dollar-denominated debt instruments issued by corporate entities in Emerging Markets countries.

Bloomberg Barclays Global Aggregate (USD Hedged) Index	Bloomberg Barclays Global Aggregate (USD Hedged) Index provides a broad-based measure of the global investment-grade fixed income markets. The three major components of this index are the U.S. Aggregate, the Pan-European Aggregate, and the Asian-Pacific Aggregate Indices. The index also includes Eurodollar and Euro-Yen corporate bonds, Canadian Government securities, and USD investment grade 144A securities.

Bloomberg Barclays Global Aggregate (USD Unhedged) Index	Bloomberg Barclays Global Aggregate (USD Unhedged) Index provides a broad-based measure of the global investment-grade fixed income markets. The three major components of this index are the U.S. Aggregate, the Pan-European Aggregate, and the Asian-Pacific Aggregate Indices. The index also includes Eurodollar and Euro-Yen corporate bonds, Canadian Government securities, and USD investment grade 144A securities.

Bloomberg Barclays Global Aggregate ex-USD (USD Unhedged) Index	Bloomberg Barclays Global Aggregate ex-USD (USD Unhedged) Index provides a broad-based measure of the global investment-grade fixed income markets. The major components of this index are the Pan-European Aggregate and the Asian-Pacific Aggregate Indices. The index also includes Eurodollar and Euro-Yen corporate bonds and Canadian Government securities.

J.P. Morgan Corporate Emerging Markets Bond Index Diversified (CEMBI)	The J.P. Morgan Corporate Emerging Markets Bond Index Diversified (CEMBI) is a uniquely weighted version of the CEMBI index. It limits the weights of those index countries with larger corporate debt stocks by only including a specified portion of these countries eligible current face amounts of debt outstanding. The CEMBI Diversified results in well-distributed, more balanced weightings for countries included in the index. The countries covered in the CEMBI Diversified are identical to those covered by the CEMBI.

J.P. Morgan Emerging Local Markets Index Plus (Unhedged)	J.P. Morgan Emerging Local Markets Index Plus (Unhedged) tracks total returns for local-currency-denominated money market instruments in 22 emerging markets countries with at least US$10 billion of external trade.

J.P. Morgan Emerging Markets Bond Index (EMBI) Global	J.P. Morgan Emerging Markets Bond Index (EMBI) Global tracks total returns for United States Dollar denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, and Eurobonds.

JPMorgan Emerging Local Markets Index Plus +Bid (Unhedged)	JPMorgan Emerging Local Markets Index Plus +Bid (Unhedged) tracks total returns for local-currency-denominated money market instruments in 22 emerging markets countries with at least US$10 billion of external trade. For periods prior to May 2010, the JPMorgan Emerging Local Markets Index Plus +Bid (Unhedged) contains back-tested index data which re-calculates the index return using bid-side FX Spot, Forwards, and LIBOR rates.

PIMCO Global Advantage Bond Index (GLADI) (USD, Partially Hedged)	The PIMCO Global Advantage Bond Index® (GLADI) (USD, Partially Hedged) is a diversified global index that covers a wide spectrum of global fixed income opportunities and sectors, from developed to emerging markets, nominal to real asset, and cash to derivative instruments. Unlike traditional indices, which are frequently comprised of bonds weighted according to their market capitalization, GLADI uses GDP-weighting which puts an emphasis on faster-growing areas of the world and thus makes the index forward-looking in nature. PIMCO’s GLADI methodology is intellectual property covered by U.S. Patent No. 8,306,892. GLOBAL ADVANTAGE and GLADI are trademarks of Pacific Investment Management Company LLC.

*	It is not possible to invest directly in an unmanaged index.

18	PIMCO INTERNATIONAL BOND FUNDS

(THIS PAGE INTENTIONALLY LEFT BLANK)

ANNUAL REPORT	|	MARCH 31, 2021	19

Financial Highlights

		Investment Operations			Less Distributions(c)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period(a)	Net Investment Income (Loss)(b)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total

PIMCO Emerging Markets Bond Fund
Institutional Class

03/31/2021	$9.20	$0.43	$1.09	$1.52	$(0.45)	$0.00	$0.00	$(0.45)

03/31/2020	10.27	0.47	(1.05)	(0.58)	(0.49)	0.00	0.00	(0.49)

03/31/2019	10.39	0.43	(0.11)	0.32	(0.44)	0.00	0.00	(0.44)

03/31/2018	10.43	0.47	0.00	0.47	(0.51)	0.00	0.00	(0.51)

03/31/2017	9.70	0.55	0.76	1.31	(0.45)	0.00	(0.13)	(0.58)
I-2

03/31/2021	9.20	0.42	1.09	1.51	(0.44)	0.00	0.00	(0.44)

03/31/2020	10.27	0.46	(1.05)	(0.59)	(0.48)	0.00	0.00	(0.48)

03/31/2019	10.39	0.42	(0.11)	0.31	(0.43)	0.00	0.00	(0.43)

03/31/2018	10.43	0.47	(0.01)	0.46	(0.50)	0.00	0.00	(0.50)

03/31/2017	9.70	0.54	0.76	1.30	(0.44)	0.00	(0.13)	(0.57)
I-3

03/31/2021	9.20	0.41	1.09	1.50	(0.43)	0.00	0.00	(0.43)

03/31/2020	10.27	0.46	(1.06)	(0.60)	(0.47)	0.00	0.00	(0.47)

04/27/2018 - 03/31/2019	10.25	0.40	0.01	0.41	(0.39)	0.00	0.00	(0.39)
Class A

03/31/2021	9.20	0.39	1.09	1.48	(0.41)	0.00	0.00	(0.41)

03/31/2020	10.27	0.43	(1.05)	(0.62)	(0.45)	0.00	0.00	(0.45)

03/31/2019	10.39	0.39	(0.11)	0.28	(0.40)	0.00	0.00	(0.40)

03/31/2018	10.43	0.44	(0.01)	0.43	(0.47)	0.00	0.00	(0.47)

03/31/2017	9.70	0.51	0.76	1.27	(0.41)	0.00	(0.13)	(0.54)
Class C

03/31/2021	9.20	0.31	1.09	1.40	(0.33)	0.00	0.00	(0.33)

03/31/2020	10.27	0.35	(1.05)	(0.70)	(0.37)	0.00	0.00	(0.37)

03/31/2019	10.39	0.31	(0.10)	0.21	(0.33)	0.00	0.00	(0.33)

03/31/2018	10.43	0.36	(0.01)	0.35	(0.39)	0.00	0.00	(0.39)

03/31/2017	9.70	0.44	0.76	1.20	(0.34)	0.00	(0.13)	(0.47)

PIMCO Emerging Markets Corporate Bond Fund
Institutional Class

03/31/2021	$9.44	$0.41	$1.38	$1.79	$(0.40)	$0.00	$0.00	$(0.40)

03/31/2020	10.50	0.49	(1.07)	(0.58)	(0.48)	0.00	0.00	(0.48)

03/31/2019	10.55	0.52	(0.07)	0.45	(0.50)	0.00	0.00	(0.50)

03/31/2018	10.58	0.48	(0.04)	0.44	(0.47)	0.00	0.00	(0.47)

03/31/2017	9.83	0.48	0.76	1.24	(0.49)	0.00	0.00	(0.49)

PIMCO Emerging Markets Currency and Short-Term Investments Fund
Institutional Class

03/31/2021	$7.04	$0.22	$0.75	$0.97	$0.00	$0.00	$(0.10)	$(0.10)

03/31/2020	8.05	0.33	(1.02)	(0.69)	(0.08)	0.00	(0.24)	(0.32)

03/31/2019	9.62	0.34	(0.90)	(0.56)	(0.93)	0.00	(0.08)	(1.01)

03/31/2018	9.07	0.28	0.55	0.83	(0.28)	0.00	0.00	(0.28)

03/31/2017	8.75	0.28	0.30	0.58	(0.26)	0.00	0.00	(0.26)
I-2

03/31/2021	7.04	0.22	0.74	0.96	0.00	0.00	(0.09)	(0.09)

03/31/2020	8.05	0.33	(1.03)	(0.70)	(0.07)	0.00	(0.24)	(0.31)

03/31/2019	9.62	0.33	(0.90)	(0.57)	(0.92)	0.00	(0.08)	(1.00)

03/31/2018	9.07	0.27	0.55	0.82	(0.27)	0.00	0.00	(0.27)

03/31/2017	8.75	0.27	0.30	0.57	(0.25)	0.00	0.00	(0.25)
Class A

03/31/2021	7.04	0.20	0.74	0.94	0.00	0.00	(0.07)	(0.07)

03/31/2020	8.05	0.31	(1.03)	(0.72)	(0.05)	0.00	(0.24)	(0.29)

03/31/2019	9.62	0.30	(0.89)	(0.59)	(0.90)	0.00	(0.08)	(0.98)

03/31/2018	9.07	0.24	0.56	0.80	(0.25)	0.00	0.00	(0.25)

03/31/2017	8.75	0.24	0.31	0.55	(0.23)	0.00	0.00	(0.23)

20	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets(d)
Net Asset Value End of Year or Period(a)	Total Return(a)	Net Assets End of Year or Period (000s)	Expenses	Expenses Excluding Waivers	Expenses Excluding Interest Expense	Expenses Excluding Interest Expense and Waivers	Net Investment Income (Loss)	Portfolio Turnover Rate

$10.27	16.59%	$2,052,215	0.87%	0.87%	0.83%	0.83%	4.10%	69%

9.20	(6.15)	1,535,816	0.88	0.88	0.83	0.83	4.51	97

10.27	3.28	1,834,852	0.85	0.85	0.83	0.83	4.30	26

10.39	4.48	1,531,972	0.84	0.84	0.83	0.83	4.50	30

10.43	13.78	1,400,479	0.83	0.83	0.83	0.83	5.37	44

10.27	16.47	202,226	0.97	0.97	0.93	0.93	4.01	69

9.20	(6.24)	128,568	0.98	0.98	0.93	0.93	4.42	97

10.27	3.18	121,082	0.95	0.95	0.93	0.93	4.19	26

10.39	4.38	117,780	0.94	0.94	0.93	0.93	4.41	30

10.43	13.66	114,136	0.93	0.93	0.93	0.93	5.26	44

10.27	16.42	8,599	1.02	1.07	0.98	1.03	3.97	69

9.20	(6.29)	2,754	1.03	1.08	0.98	1.03	4.38	97

10.27	4.23	1,054	1.00 *	1.05 *	0.98 *	1.03 *	4.33 *	26

10.27	16.16	214,401	1.24	1.24	1.20	1.20	3.73	69

9.20	(6.49)	189,790	1.25	1.25	1.20	1.20	4.14	97

10.27	2.90	237,364	1.22	1.22	1.20	1.20	3.91	26

10.39	4.10	273,186	1.21	1.21	1.20	1.20	4.17	30

10.43	13.36	153,067	1.20	1.20	1.20	1.20	5.00	44

10.27	15.29	12,042	1.99	1.99	1.95	1.95	2.96	69

9.20	(7.19)	20,216	2.00	2.00	1.95	1.95	3.39	97

10.27	2.14	31,351	1.97	1.97	1.95	1.95	3.15	26

10.39	3.33	41,967	1.96	1.96	1.95	1.95	3.42	30

10.43	12.51	65,724	1.95	1.95	1.95	1.95	4.25	44

$10.83	19.09%	$180,962	0.90%	0.90%	0.90%	0.90%	3.86%	58%

9.44	(6.00)	118,363	1.02	1.02	0.90	0.90	4.60	67

10.50	4.49	158,019	0.98	0.98	0.90	0.90	5.07	46

10.55	4.23	140,249	0.95 (e)	0.95 (e)	0.93 (e)	0.93 (e)	4.51	81

10.58	12.81	136,911	0.95	0.95	0.95	0.95	4.68	94

$7.91	13.78%	$684,658	0.87%	0.87%	0.85%	0.85%	2.89%	79%

7.04	(8.98)	1,979,921	0.88	0.88	0.85	0.85	4.19	84

8.05	(5.57)	2,876,945	0.88	0.88	0.85	0.85	3.90	39

9.62	9.31	4,127,541	0.87	0.87	0.85	0.85	2.98	62

9.07	6.76	4,006,383	0.87	0.87	0.85	0.85	3.12	82

7.91	13.67	4,993	0.97	0.97	0.95	0.95	2.85	79

7.04	(9.07)	4,518	0.98	0.98	0.95	0.95	4.12	84

8.05	(5.66)	6,785	0.98	0.98	0.95	0.95	3.84	39

9.62	9.20	9,450	0.97	0.97	0.95	0.95	2.88	62

9.07	6.66	7,050	0.97	0.97	0.95	0.95	3.03	82

7.91	13.33	9,244	1.27	1.27	1.25	1.25	2.55	79

7.04	(9.34)	10,329	1.28	1.28	1.25	1.25	3.84	84

8.05	(5.94)	17,637	1.28	1.28	1.25	1.25	3.51	39

9.62	8.88	27,108	1.27	1.27	1.25	1.25	2.57	62

9.07	6.34	11,702	1.27	1.27	1.25	1.25	2.73	82

ANNUAL REPORT	|	MARCH 31, 2021	21

Financial Highlights	(Cont.)

		Investment Operations			Less Distributions(c)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period(a)	Net Investment Income (Loss)(b)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total

PIMCO Emerging Markets Full Spectrum Bond Fund
Institutional Class

03/31/2021	$6.38	$0.26	$0.85	$1.11	$(0.10)	$0.00	$(0.21)	$(0.31)

03/31/2020	7.24	0.16	(0.63)	(0.47)	(0.32)	0.00	(0.07)	(0.39)

03/31/2019	7.89	0.33	(0.60)	(0.27)	(0.32)	0.00	(0.06)	(0.38)

03/31/2018	7.65	0.22	0.44	0.66	(0.34)	0.00	(0.08)	(0.42)

03/31/2017	7.31	0.40	0.33	0.73	(0.39)	0.00	0.00	(0.39)

PIMCO Global Advantage® Strategy Bond Fund
Institutional Class

03/31/2021	$10.49	$0.30	$0.90	$1.20	$(0.24)	$0.00	$0.00	$(0.24)

03/31/2020	10.79	0.36	(0.34)	0.02	(0.32)	0.00	0.00	(0.32)

03/31/2019	10.85	0.32	(0.12)	0.20	(0.26)	0.00	0.00	(0.26)

03/31/2018	10.52	0.30	0.24	0.54	(0.10)	0.00	(0.11)	(0.21)

03/31/2017	10.06	0.30	0.37	0.67	(0.01)	0.00	(0.20)	(0.21)
Class A

03/31/2021	10.49	0.26	0.89	1.15	(0.19)	0.00	0.00	(0.19)

03/31/2020	10.79	0.31	(0.33)	(0.02)	(0.28)	0.00	0.00	(0.28)

03/31/2019	10.85	0.28	(0.13)	0.15	(0.21)	0.00	0.00	(0.21)

03/31/2018	10.52	0.26	0.24	0.50	(0.08)	0.00	(0.09)	(0.17)

03/31/2017	10.06	0.26	0.37	0.63	(0.01)	0.00	(0.16)	(0.17)

PIMCO Global Bond Opportunities Fund (Unhedged)
Institutional Class

03/31/2021	$8.32	$0.23	$1.15	$1.38	$(0.18)	$0.00	$0.00	$(0.18)

03/31/2020	8.94	0.28	(0.63)	(0.35)	(0.16)	0.00	(0.11)	(0.27)

03/31/2019	9.65	0.27	(0.52)	(0.25)	(0.16)	(0.21)	(0.09)	(0.46)

03/31/2018	9.15	0.24	0.45	0.69	(0.19)	0.00	0.00	(0.19)

03/31/2017	9.18	0.22	(0.05)	0.17	(0.20)	0.00	0.00	(0.20)
Administrative Class

03/31/2021	8.32	0.21	1.15	1.36	(0.16)	0.00	0.00	(0.16)

03/31/2020	8.94	0.25	(0.62)	(0.37)	(0.14)	0.00	(0.11)	(0.25)

03/31/2019	9.65	0.25	(0.53)	(0.28)	(0.13)	(0.21)	(0.09)	(0.43)

03/31/2018	9.15	0.22	0.44	0.66	(0.16)	0.00	0.00	(0.16)

03/31/2017	9.18	0.20	(0.06)	0.14	(0.17)	0.00	0.00	(0.17)
Class A

03/31/2021	8.32	0.20	1.14	1.34	(0.14)	0.00	0.00	(0.14)

03/31/2020	8.94	0.24	(0.63)	(0.39)	(0.12)	0.00	(0.11)	(0.23)

03/31/2019	9.65	0.24	(0.53)	(0.29)	(0.12)	(0.21)	(0.09)	(0.42)

01/31/2018 - 03/31/2018	9.77	0.06	(0.15)	(0.09)	(0.03)	0.00	0.00	(0.03)

PIMCO Global Bond Opportunities Fund (U.S. Dollar-Hedged)
Institutional Class

03/31/2021	$9.92	$0.21	$0.76	$0.97	$(0.17)	$(0.04)	$0.00	$(0.21)

03/31/2020	10.21	0.26	(0.13)	0.13	(0.42)	0.00	0.00	(0.42)

03/31/2019	10.22	0.24	(0.02)	0.22	(0.23)	0.00	0.00	(0.23)

03/31/2018	10.22	0.19	0.14	0.33	(0.26)	(0.07)	0.00	(0.33)

03/31/2017	10.00	0.20	0.28	0.48	(0.26)	0.00	0.00	(0.26)
I-2

03/31/2021	9.92	0.20	0.76	0.96	(0.16)	(0.04)	0.00	(0.20)

03/31/2020	10.21	0.25	(0.13)	0.12	(0.41)	0.00	0.00	(0.41)

03/31/2019	10.22	0.23	(0.02)	0.21	(0.22)	0.00	0.00	(0.22)

03/31/2018	10.22	0.18	0.14	0.32	(0.25)	(0.07)	0.00	(0.32)

03/31/2017	10.00	0.19	0.28	0.47	(0.25)	0.00	0.00	(0.25)

22	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets(d)
Net Asset Value End of Year or Period(a)	Total Return(a)	Net Assets End of Year or Period (000s)	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expense		Expenses Excluding Interest Expense and Waivers		Net Investment Income (Loss)	Portfolio Turnover Rate

$7.18	17.52%	$359,989	0.09%		0.94%		0.09%		0.94%		3.60%	41%

6.38	(7.05)	240,570	0.08		0.94		0.08		0.94		2.12	21

7.24	(3.23)	403,252	0.07		0.94		0.07		0.94		4.57	9

7.89	8.83	423,689	0.09	(f)	0.97	(f)	0.09	(f)	0.97	(f)	2.77	4

7.65	10.27	364,302	0.11		0.99		0.11		0.99		5.28	16

$11.45	11.48%	$318,210	0.69%		0.69%		0.65%		0.65%		2.69%	525%

10.49	0.09	325,587	0.86		0.86		0.65		0.65		3.27	407

10.79	1.88	403,420	0.85		0.85		0.65		0.65		3.02	299

10.85	5.17	427,754	0.74	(g)	0.74	(g)	0.68	(g)	0.68	(g)	2.83	264

10.52	6.78	453,803	0.77		0.77		0.70		0.70		2.89	341

11.45	11.03	10,191	1.09		1.09		1.05		1.05		2.29	525

10.49	(0.30)	13,288	1.26		1.26		1.05		1.05		2.80	407

10.79	1.48	7,874	1.25		1.25		1.05		1.05		2.62	299

10.85	4.75	10,013	1.14	(g)	1.14	(g)	1.08	(g)	1.08	(g)	2.44	264

10.52	6.35	8,484	1.17		1.17		1.10		1.10		2.47	341

$9.52	16.67%	$134,523	0.57%		0.57%		0.55%		0.55%		2.51%	537%

8.32	(4.09)	125,831	0.67		0.67		0.55		0.55		3.09	440

8.94	(2.60)	173,384	0.72		0.72		0.55		0.55		2.99	272

9.65	7.56	230,027	0.65		0.65		0.55		0.55		2.51	309

9.15	1.79	294,292	0.61		0.61		0.55		0.55		2.39	433

9.52	16.38	60,142	0.82		0.82		0.80		0.80		2.26	537

8.32	(4.33)	63,445	0.92		0.92		0.80		0.80		2.84	440

8.94	(2.84)	83,658	0.97		0.97		0.80		0.80		2.75	272

9.65	7.29	101,563	0.90		0.90		0.80		0.80		2.27	309

9.15	1.54	107,463	0.86		0.86		0.80		0.80		2.15	433

9.52	16.20	8,385	0.97		0.97		0.95		0.95		2.12	537

8.32	(4.47)	10,391	1.07		1.07		0.95		0.95		2.69	440

8.94	(2.99)	11,099	1.12		1.12		0.95		0.95		2.60	272

9.65	(0.92)	15,496	1.05	*	1.05	*	0.95	*	0.95	*	3.82 *	309

$10.68	9.82%	$702,595	0.56%		0.56%		0.55%		0.55%		1.98%	582%

9.92	1.21	757,077	0.59		0.59		0.55		0.55		2.56	469

10.21	2.18	810,426	0.62		0.62		0.55		0.55		2.41	295

10.22	3.24	724,490	0.59		0.59		0.55		0.55		1.83	307

10.22	4.88	572,631	0.57		0.57		0.55		0.55		1.94	395

10.68	9.72	60,892	0.66		0.66		0.65		0.65		1.88	582

9.92	1.11	58,463	0.69		0.69		0.65		0.65		2.46	469

10.21	2.08	61,502	0.72		0.72		0.65		0.65		2.30	295

10.22	3.13	70,107	0.69		0.69		0.65		0.65		1.72	307

10.22	4.77	72,658	0.67		0.67		0.65		0.65		1.82	395

ANNUAL REPORT	|	MARCH 31, 2021	23

Financial Highlights	(Cont.)

		Investment Operations			Less Distributions(c)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period(a)	Net Investment Income (Loss)(b)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total

PIMCO Global Bond Opportunities Fund (U.S. Dollar-Hedged) (Cont.)
Administrative Class

03/31/2021	$9.92	$0.18	$0.77	$0.95	$(0.15)	$(0.04)	$0.00	$(0.19)

03/31/2020	10.21	0.24	(0.13)	0.11	(0.40)	0.00	0.00	(0.40)

03/31/2019	10.22	0.22	(0.03)	0.19	(0.20)	0.00	0.00	(0.20)

03/31/2018	10.22	0.16	0.15	0.31	(0.24)	(0.07)	0.00	(0.31)

03/31/2017	10.00	0.18	0.28	0.46	(0.24)	0.00	0.00	(0.24)
Class A

03/31/2021	9.92	0.17	0.76	0.93	(0.13)	(0.04)	0.00	(0.17)

03/31/2020	10.21	0.23	(0.13)	0.10	(0.39)	0.00	0.00	(0.39)

03/31/2019	10.22	0.21	(0.03)	0.18	(0.19)	0.00	0.00	(0.19)

03/31/2018	10.22	0.15	0.15	0.30	(0.23)	(0.07)	0.00	(0.30)

03/31/2017	10.00	0.16	0.29	0.45	(0.23)	0.00	0.00	(0.23)
Class C

03/31/2021	9.92	0.09	0.77	0.86	(0.06)	(0.04)	0.00	(0.10)

03/31/2020	10.21	0.15	(0.13)	0.02	(0.31)	0.00	0.00	(0.31)

03/31/2019	10.22	0.13	(0.02)	0.11	(0.12)	0.00	0.00	(0.12)

03/31/2018	10.22	0.07	0.15	0.22	(0.15)	(0.07)	0.00	(0.22)

03/31/2017	10.00	0.09	0.28	0.37	(0.15)	0.00	0.00	(0.15)

PIMCO International Bond Fund (Unhedged)
Institutional Class

03/31/2021	$8.83	$0.20	$1.31	$1.51	$(0.15)	$0.00	$0.00	$(0.15)

03/31/2020	9.50	0.23	(0.68)	(0.45)	(0.19)	0.00	(0.03)	(0.22)

03/31/2019	10.37	0.24	(0.69)	(0.45)	(0.28)	(0.13)	(0.01)	(0.42)

03/31/2018	9.51	0.22	0.79	1.01	(0.15)	0.00	0.00	(0.15)

03/31/2017	9.66	0.25	(0.21)	0.04	(0.13)	0.00	(0.06)	(0.19)
I-2

03/31/2021	8.83	0.19	1.31	1.50	(0.14)	0.00	0.00	(0.14)

03/31/2020	9.50	0.22	(0.68)	(0.46)	(0.18)	0.00	(0.03)	(0.21)

03/31/2019	10.37	0.23	(0.69)	(0.46)	(0.27)	(0.13)	(0.01)	(0.41)

03/31/2018	9.51	0.21	0.79	1.00	(0.14)	0.00	0.00	(0.14)

03/31/2017	9.66	0.24	(0.21)	0.03	(0.12)	0.00	(0.06)	(0.18)
I-3

03/31/2021	8.83	0.19	1.31	1.50	(0.14)	0.00	0.00	(0.14)

03/31/2020	9.50	0.21	(0.67)	(0.46)	(0.18)	0.00	(0.03)	(0.21)

04/27/2018 - 03/31/2019	10.13	0.20	(0.44)	(0.24)	(0.26)	(0.13)	0.00	(0.39)
Administrative Class

03/31/2021	8.83	0.18	1.31	1.49	(0.13)	0.00	0.00	(0.13)

03/31/2020	9.50	0.21	(0.68)	(0.47)	(0.17)	0.00	(0.03)	(0.20)

03/31/2019	10.37	0.21	(0.69)	(0.48)	(0.25)	(0.13)	(0.01)	(0.39)

03/31/2018	9.51	0.19	0.79	0.98	(0.12)	0.00	0.00	(0.12)

03/31/2017	9.66	0.21	(0.20)	0.01	(0.10)	0.00	(0.06)	(0.16)
Class A

03/31/2021	8.83	0.16	1.31	1.47	(0.11)	0.00	0.00	(0.11)

03/31/2020	9.50	0.19	(0.68)	(0.49)	(0.15)	0.00	(0.03)	(0.18)

03/31/2019	10.37	0.20	(0.69)	(0.49)	(0.24)	(0.13)	(0.01)	(0.38)

03/31/2018	9.51	0.18	0.79	0.97	(0.11)	0.00	0.00	(0.11)

03/31/2017	9.66	0.21	(0.21)	0.00	(0.09)	0.00	(0.06)	(0.15)

24	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets(d)
Net Asset Value End of Year or Period(a)	Total Return(a)	Net Assets End of Year or Period (000s)	Expenses	Expenses Excluding Waivers	Expenses Excluding Interest Expense	Expenses Excluding Interest Expense and Waivers	Net Investment Income (Loss)	Portfolio Turnover Rate

$10.68	9.55%	$13,348	0.81%	0.81%	0.80%	0.80%	1.73%	582%

9.92	0.96	9,549	0.84	0.84	0.80	0.80	2.30	469

10.21	1.93	5,219	0.87	0.87	0.80	0.80	2.15	295

10.22	2.98	6,344	0.84	0.84	0.80	0.80	1.57	307

10.22	4.62	8,900	0.82	0.82	0.80	0.80	1.72	395

10.68	9.44	46,393	0.91	0.91	0.90	0.90	1.63	582

9.92	0.86	47,017	0.94	0.94	0.90	0.90	2.22	469

10.21	1.83	61,647	0.97	0.97	0.90	0.90	2.06	295

10.22	2.88	71,213	0.94	0.94	0.90	0.90	1.46	307

10.22	4.51	80,744	0.92	0.92	0.90	0.90	1.60	395

10.68	8.63	5,667	1.66	1.66	1.65	1.65	0.87	582

9.92	0.11	7,973	1.69	1.69	1.65	1.65	1.48	469

10.21	1.07	10,315	1.72	1.72	1.65	1.65	1.30	295

10.22	2.11	15,536	1.69	1.69	1.65	1.65	0.71	307

10.22	3.73	22,700	1.67	1.67	1.65	1.65	0.86	395

$10.19	17.19%	$912,645	0.52%	0.52%	0.50%	0.50%	2.00%	525%

8.83	(4.88)	748,973	0.63	0.63	0.50	0.50	2.40	325

9.50	(4.25)	938,509	0.66	0.66	0.50	0.50	2.44	208

10.37	10.67	758,960	0.59	0.59	0.50	0.50	2.17	150

9.51	0.35	578,721	0.60	0.60	0.50	0.50	2.56	267

10.19	17.07	239,939	0.62	0.62	0.60	0.60	1.86	525

8.83	(4.98)	123,353	0.73	0.73	0.60	0.60	2.27	325

9.50	(4.35)	133,765	0.76	0.76	0.60	0.60	2.33	208

10.37	10.56	244,642	0.69	0.69	0.60	0.60	2.07	150

9.51	0.25	66,644	0.70	0.70	0.60	0.60	2.44	267

10.19	17.02	84,507	0.67	0.72	0.65	0.70	1.89	525

8.83	(5.02)	89,804	0.78	0.83	0.65	0.70	2.18	325

9.50	(2.24)	36,071	0.81 *	0.86 *	0.65 *	0.70 *	2.11 *	208

10.19	16.90	36,225	0.77	0.77	0.75	0.75	1.77	525

8.83	(5.12)	30,519	0.88	0.88	0.75	0.75	2.15	325

9.50	(4.49)	53,398	0.91	0.91	0.75	0.75	2.19	208

10.37	10.40	79,082	0.84	0.84	0.75	0.75	1.92	150

9.51	0.10	33,544	0.85	0.85	0.75	0.75	2.19	267

10.19	16.72	150,556	0.92	0.92	0.90	0.90	1.63	525

8.83	(5.26)	190,729	1.03	1.03	0.90	0.90	1.98	325

9.50	(4.64)	211,975	1.06	1.06	0.90	0.90	2.04	208

10.37	10.23	286,033	0.99	0.99	0.90	0.90	1.83	150

9.51	(0.05)	62,578	1.00	1.00	0.90	0.90	2.18	267

ANNUAL REPORT	|	MARCH 31, 2021	25

Financial Highlights	(Cont.)

		Investment Operations			Less Distributions(c)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period(a)	Net Investment Income (Loss)(b)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total

PIMCO International Bond Fund (Unhedged) (Cont.)
Class C

03/31/2021	$8.83	$0.09	$1.31	$1.40	$(0.04)	$0.00	$0.00	$(0.04)

03/31/2020	9.50	0.12	(0.68)	(0.56)	(0.08)	0.00	(0.03)	(0.11)

03/31/2019	10.37	0.13	(0.69)	(0.56)	(0.17)	(0.13)	(0.01)	(0.31)

03/31/2018	9.51	0.10	0.79	0.89	(0.03)	0.00	0.00	(0.03)

03/31/2017	9.66	0.14	(0.22)	(0.08)	(0.01)	0.00	(0.06)	(0.07)

^	A zero balance may reflect actual amounts rounding to less than $0.01 or 0.01%.
*	Annualized
(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Funds.
(b)	Per share amounts based on average number of shares outstanding during the year or period.
(c)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

(d)

Ratios shown do not include expenses of the investment companies in which a Fund may invest. See Note 9, Fees and Expenses, in the Notes to Financial Statements for more information regarding the expenses and any applicable fee waivers associated with these investments.

(e)	Effective October 2, 2017, the Fund’s Investment advisory fee was decreased by 0.05% to an annual rate of 0.50%.
(f)	Effective October 2, 2017, the Fund’s Investment advisory fee was decreased by 0.05% to an annual rate of 0.54%.
(g)	Effective October 2, 2017, the Fund’s Investment advisory fee was decreased by 0.05% to an annual rate of 0.35%.

26	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets(d)
Net Asset Value End of Year or Period(a)	Total Return(a)	Net Assets End of Year or Period (000s)	Expenses	Expenses Excluding Waivers	Expenses Excluding Interest Expense	Expenses Excluding Interest Expense and Waivers	Net Investment Income (Loss)	Portfolio Turnover Rate

$10.19	15.86%	$3,958	1.67%	1.67%	1.65%	1.65%	0.87%	525%

8.83	(5.97)	4,565	1.78	1.78	1.65	1.65	1.27	325

9.50	(5.35)	8,151	1.81	1.81	1.65	1.65	1.29	208

10.37	9.41	10,820	1.74	1.74	1.65	1.65	1.03	150

9.51	(0.80)	18,596	1.75	1.75	1.65	1.65	1.42	267

ANNUAL REPORT	|	MARCH 31, 2021	27

Statements of Assets and Liabilities

(Amounts in thousands†, except per share amounts)	PIMCO Emerging Markets Bond Fund	PIMCO Emerging Markets Corporate Bond Fund	PIMCO Emerging Markets Currency and Short-Term Investments Fund	PIMCO Emerging Markets Full Spectrum Bond Fund

Assets:

Investments, at value
Investments in securities*	$2,440,074	$180,780	$564,489	$20,504
Investments in Affiliates	195,816	3,625	141,294	340,073
Financial Derivative Instruments
Exchange-traded or centrally cleared	720	1	1,223	0
Over the counter	13,260	363	21,828	0
Cash	8	1,473	0	1,479
Deposits with counterparty	10,621	479	4,867	0
Foreign currency, at value	3,291	523	8,907	0
Receivable for investments sold	36,923	13	68,054	0
Receivable for TBA investments sold	14,884	0	0	0
Receivable for Fund shares sold	2,818	199	7	116
Interest and/or dividends receivable	28,074	2,110	5,829	183
Dividends receivable from Affiliates	32	0	73	1,326
Reimbursement receivable from PIMCO	0	0	0	248
Other assets	9	0	23	0
Total Assets	2,746,530	189,566	816,594	363,929

Liabilities:

Borrowings & Other Financing Transactions
Payable for reverse repurchase agreements	$116,273	$0	$0	$0
Payable for sale-buyback transactions	0	5,125	0	0
Payable for short sales	26,691	0	23,071	0
Financial Derivative Instruments
Exchange-traded or centrally cleared	1,431	30	910	0
Over the counter	7,999	328	28,687	159
Payable for investments purchased	50,143	2,206	37,563	1,654
Payable for investments in Affiliates purchased	32	0	73	1,326
Payable for investments purchased on a delayed-delivery basis	0	0	12,986	0
Payable for TBA investments purchased	29,880	0	0	0
Payable for unfunded loan commitments	9,097	674	2,089	0
Deposits from counterparty	9,147	0	9,711	0
Payable for Fund shares redeemed	2,487	12	1,819	513
Distributions payable	1,909	90	2	0
Overdraft due to custodian	0	0	0	0
Accrued investment advisory fees	957	77	270	165
Accrued supervisory and administrative fees	849	61	241	123
Accrued distribution fees	8	0	0	0
Accrued servicing fees	49	0	2	0
Accrued taxes payable	14	0	182	0
Other liabilities	81	1	93	0
Total Liabilities	257,047	8,604	117,699	3,940

Net Assets	$2,489,483	$180,962	$698,895	$359,989

Net Assets Consist of:

Paid in capital	$2,776,843	$247,378	$1,359,997	$441,296
Distributable earnings (accumulated loss)	(287,360)	(66,416)	(661,102)	(81,307)

Net Assets	$2,489,483	$180,962	$698,895	$359,989

Cost of investments in securities	$2,499,932	$181,270	$579,763	$20,533
Cost of investments in Affiliates	$195,610	$3,625	$141,237	$329,279
Cost of foreign currency held	$3,334	$523	$8,706	$0
Proceeds received on short sales	$29,493	$0	$22,431	$0
Cost or premiums of financial derivative instruments, net	$(2,126)	$(47)	$(3,934)	$(133)

* Includes repurchase agreements of:	$5,253	$0	$5,192	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.

28	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

March 31, 2021

PIMCO Global Advantage® Strategy Bond Fund	PIMCO Global Bond Opportunities Fund (Unhedged)	PIMCO Global Bond Opportunities Fund (U.S. Dollar-Hedged)	PIMCO International Bond Fund (Unhedged)

$457,391	$260,233	$1,025,493	$1,694,628
411	4,811	7,559	12,659

418	522	1,825	1,470
5,623	2,432	13,440	12,745
854	464	2,333	2,989
3,635	5,220	3,187	20,293
2,021	1,421	4,392	7,219
8,309	4,688	19,337	33,951
138,638	113,345	416,891	519,279
88	53	474	3,331
2,404	1,679	5,294	9,767
0	1	1	1
0	0	0	4
2	1	2	6
619,794	394,870	1,500,228	2,318,342

$60,825	$20,200	$22,875	$65,329
5,886	3,130	9,904	5,489
23,049	30,978	135,414	158,253

441	491	1,871	2,491
2,068	3,710	4,713	41,675
11,292	5,837	18,714	44,987
0	1	1	1
0	0	0	0
182,066	125,470	464,872	565,045
0	0	0	0
4,603	1,556	11,745	4,666
953	330	588	1,505
2	6	221	323
0	0	0	0
100	44	176	312
87	53	221	366
0	12	7	10
2	2	11	33
14	0	0	0
5	0	0	27
291,393	191,820	671,333	890,512

$328,401	$203,050	$828,895	$1,427,830

$327,225	$189,515	$800,526	$1,381,463
1,176	13,535	28,369	46,367

$328,401	$203,050	$828,895	$1,427,830

$444,813	$247,699	$995,926	$1,634,378
$410	$4,810	$7,552	$12,653
$2,195	$1,660	$5,084	$7,928
$22,777	$31,129	$136,384	$159,564
$(1,602)	$(455)	$(3,078)	$1,332

$5,911	$1,421	$11,051	$0

ANNUAL REPORT	|	MARCH 31, 2021	29

Statements of Assets and Liabilities	(Cont.)

	PIMCO Emerging Markets Bond Fund	PIMCO Emerging Markets Corporate Bond Fund	PIMCO Emerging Markets Currency and Short-Term Investments Fund	PIMCO Emerging Markets Full Spectrum Bond Fund

Net Assets:

Institutional Class	$2,052,215	$180,962	$684,658	$359,989
I-2	202,226	N/A	4,993	N/A
I-3	8,599	N/A	N/A	N/A
Administrative Class	N/A	N/A	N/A	N/A
Class A	214,401	N/A	9,244	N/A
Class C	12,042	N/A	N/A	N/A

Shares Issued and Outstanding:

Institutional Class	199,796	16,713	86,504	50,118
I-2	19,688	N/A	631	N/A
I-3	837	N/A	N/A	N/A
Administrative Class	N/A	N/A	N/A	N/A
Class A	20,873	N/A	1,168	N/A
Class C	1,172	N/A	N/A	N/A

Net Asset Value Per Share Outstanding(a):

Institutional Class	$10.27	$10.83	$7.91	$7.18
I-2	10.27	N/A	7.91	N/A
I-3	10.27	N/A	N/A	N/A
Administrative Class	N/A	N/A	N/A	N/A
Class A	10.27	N/A	7.91	N/A
Class C	10.27	N/A	N/A	N/A

(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Funds.

30	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

March 31, 2021

PIMCO Global Advantage® Strategy Bond Fund	PIMCO Global Bond Opportunities Fund (Unhedged)	PIMCO Global Bond Opportunities Fund (U.S. Dollar-Hedged)	PIMCO International Bond Fund (Unhedged)

$318,210	$134,523	$702,595	$912,645
N/A	N/A	60,892	239,939
N/A	N/A	N/A	84,507
N/A	60,142	13,348	36,225
10,191	8,385	46,393	150,556
N/A	N/A	5,667	3,958

27,796	14,136	65,756	89,574
N/A	N/A	5,699	23,550
N/A	N/A	N/A	8,294
N/A	6,320	1,249	3,556
890	881	4,342	14,777
N/A	N/A	530	388

$11.45	$9.52	$10.68	$10.19
N/A	N/A	10.68	10.19
N/A	N/A	N/A	10.19
N/A	9.52	10.68	10.19
11.45	9.52	10.68	10.19
N/A	N/A	10.68	10.19

ANNUAL REPORT	|	MARCH 31, 2021	31

Statements of Operations

Year ended March 31, 2021
(Amounts in thousands†)	PIMCO Emerging Markets Bond Fund	PIMCO Emerging Markets Corporate Bond Fund	PIMCO Emerging Markets Currency and Short-Term Investments Fund	PIMCO Emerging Markets Full Spectrum Bond Fund

Investment Income:

Interest, net of foreign taxes*	$118,626	$7,463	$31,587	$36
Dividends	0	2	0	0
Dividends from Investments in Affiliates	612	8	625	12,311
Total Income	119,238	7,473	32,212	12,347

Expenses:

Investment advisory fees	10,790	783	3,866	1,804
Supervisory and administrative fees	9,556	626	3,457	1,337
Distribution and/or servicing fees - Administrative Class	N/A	N/A	N/A	N/A
Distribution fees - Class C	139	N/A	N/A	N/A
Servicing fees - Class A	521	N/A	26	N/A
Servicing fees - Class C	46	N/A	N/A	N/A
Trustee fees	13	1	33	2
Interest expense	955	3	154	0
Miscellaneous expense	0	0	0	0
Total Expenses	22,020	1,413	7,536	3,143
Waiver and/or Reimbursement by PIMCO	(2)	0	0	(2,840)
Net Expenses	22,018	1,413	7,536	303

Net Investment Income (Loss)	97,220	6,060	24,676	12,044

Net Realized Gain (Loss):

Investments in securities	969	(3,359)	(157,040)	0
Investments in Affiliates	245	1	(775)	1,150
Exchange-traded or centrally cleared financial derivative instruments	(3,715)	567	(28,546)	(62)
Over the counter financial derivative instruments	2,410	(695)	(21,813)	7
Short sales	282	0	1,326	0
Foreign currency	(3,305)	(126)	1,809	(8)

Net Realized Gain (Loss)	(3,114)	(3,612)	(205,039)	1,087

Net Change in Unrealized Appreciation (Depreciation):

Investments in securities	237,925	23,342	228,790	(31)
Investments in Affiliates	566	1	2,113	32,591
Exchange-traded or centrally cleared financial derivative instruments	(10,107)	(1,458)	22,670	0
Over the counter financial derivative instruments	1,539	(250)	58,958	(29)
Short sales	2,860	0	(75)	0
Foreign currency assets and liabilities	(729)	(26)	3,962	0

Net Change in Unrealized Appreciation (Depreciation)	232,054	21,609	316,418	32,531

Net Increase (Decrease) in Net Assets Resulting from Operations	$326,160	$24,057	$136,055	$45,662

* Foreign tax withholdings	$288	$0	$200	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.

32	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

PIMCO Global Advantage® Strategy Bond Fund	PIMCO Global Bond Opportunities Fund (Unhedged)	PIMCO Global Bond Opportunities Fund (U.S. Dollar-Hedged)	PIMCO International Bond Fund (Unhedged)

$11,396	$6,164	$21,607	$33,084
18	14	35	31
6	11	164	37
11,420	6,189	21,806	33,152

1,183	502	2,151	3,290
1,034	615	2,694	3,941
N/A	158	31	81
N/A	N/A	55	34
33	20	113	494
N/A	N/A	19	11
2	1	5	7
127	41	60	195
6	5	5	12
2,385	1,342	5,133	8,065
0	0	0	(44)
2,385	1,342	5,133	8,021

9,035	4,847	16,673	25,131

3,714	4,052	18,132	26,355
3	8	(785)	(71)
(3,841)	1,100	9,405	537
(6,832)	2,110	(23,471)	48,673
(44)	13	(572)	140
(1,206)	(2,154)	(730)	(1,916)

(8,206)	5,129	1,979	73,718

22,694	11,988	42,784	42,863
7	6	1,508	155
4,602	2,044	7,028	13,729
8,131	6,015	13,438	29,305
(180)	16	582	(112)
198	235	(2,692)	(519)

35,452	20,304	62,648	85,421

$36,281	$30,280	$81,300	$184,270

$13	$0	$4	$107

ANNUAL REPORT	|	MARCH 31, 2021	33

Statements of Changes in Net Assets

	PIMCO Emerging Markets Bond Fund		PIMCO Emerging Markets Corporate Bond Fund		PIMCO Emerging Markets Currency and Short-Term Investments Fund		PIMCO Emerging Markets Full Spectrum Bond Fund

(Amounts in thousands†)	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2021	Year Ended March 31, 2020

Increase (Decrease) in Net Assets from:

Operations:

Net investment income (loss)	$97,220	$95,016	$6,060	$6,469	$24,676	$119,729	$12,044	$6,768
Net realized gain (loss)	(3,114)	18,468	(3,612)	3,694	(205,039)	(121,865)	1,087	(16,016)
Net change in unrealized appreciation (depreciation)	232,054	(228,397)	21,609	(17,607)	316,418	(237,020)	32,531	(4,548)

Net Increase (Decrease) in Net Assets Resulting from Operations	326,160	(114,913)	24,057	(7,444)	136,055	(239,156)	45,662	(13,796)

Distributions to Shareholders:

From net investment income and/or net realized capital gains
Institutional Class	(87,262)	(80,502)	(5,862)	(6,284)	0	(28,425)	(5,001)	(13,815)
I-2	(6,943)	(6,695)	N/A	N/A	0	(41)	N/A	N/A
I-3	(211)	(97)	N/A	N/A	N/A	N/A	N/A	N/A
Administrative Class	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Class A	(8,310)	(9,902)	N/A	N/A	0	(93)	N/A	N/A
Class C	(594)	(972)	N/A	N/A	N/A	N/A	N/A	N/A

Tax basis return of capital
Institutional Class	0	0	0	0	(12,488)	(85,098)	(9,559)	(3,168)
I-2	0	0	N/A	N/A	(59)	(135)	N/A	N/A
I-3	0	0	N/A	N/A	N/A	N/A	N/A	N/A
Administrative Class	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Class A	0	0	N/A	N/A	(88)	(428)	N/A	N/A
Class C	0	0	N/A	N/A	N/A	N/A	N/A	N/A

Total Distributions(b)	(103,320)	(98,168)	(5,862)	(6,284)	(12,635)	(114,220)	(14,560)	(16,983)

Fund Share Transactions:

Net increase (decrease) resulting from Fund share transactions*	389,499	(135,478)	44,404	(25,928)	(1,419,293)	(553,223)	88,317	(131,903)

Total Increase (Decrease) in Net Assets	612,339	(348,559)	62,599	(39,656)	(1,295,873)	(906,599)	119,419	(162,682)

Net Assets:

Beginning of year	1,877,144	2,225,703	118,363	158,019	1,994,768	2,901,367	240,570	403,252
End of year	$2,489,483	$1,877,144	$180,962	$118,363	$698,895	$1,994,768	$359,989	$240,570

†	A zero balance may reflect actual amounts rounding to less than one thousand.
*	See Note 13, Shares of Beneficial Interest, in the Notes to Financial Statements.
(a)	Class I-2 Shares liquidated at the close of business on February 7, 2020.
(b)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

34	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

PIMCO Global Advantage® Strategy Bond Fund			PIMCO Global Bond Opportunities Fund (Unhedged)		PIMCO Global Bond Opportunities Fund (U.S. Dollar-Hedged)		PIMCO International Bond Fund (Unhedged)

Year Ended March 31, 2021	Year Ended March 31, 2020		Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2021	Year Ended March 31, 2020

$9,035	$12,525		$4,847	$7,469	$16,673	$25,539	$25,131	$31,866
(8,206)	8,252		5,129	(3,672)	1,979	12,257	73,718	(32,444)
35,452	(18,471)		20,304	(11,932)	62,648	(26,453)	85,421	(65,700)

36,281	2,306		30,280	(8,135)	81,300	11,343	184,270	(66,278)

(6,893)	(10,958)		(2,524)	(2,854)	(14,652)	(34,566)	(12,569)	(18,521)
N/A	(53	)(a)	N/A	N/A	(1,139)	(2,783)	(2,386)	(3,016)
N/A	N/A		N/A	N/A	N/A	N/A	(1,232)	(1,358)
N/A	N/A		(1,078)	(1,141)	(219)	(248)	(420)	(790)
(224)	(241)		(125)	(163)	(744)	(2,026)	(2,264)	(3,442)
N/A	N/A		N/A	N/A	(67)	(270)	(18)	(58)

0	0		0	(2,046)	0	0	0	(2,380)
N/A	0	(a)	N/A	N/A	0	0	0	(416)
N/A	N/A		N/A	N/A	N/A	N/A	0	(198)
N/A	N/A		0	(955)	0	0	0	(114)
0	0		0	(153)	0	0	0	(561)
N/A	N/A		N/A	N/A	0	0	0	(17)

(7,117)	(11,252)		(3,727)	(7,312)	(16,821)	(39,893)	(18,889)	(30,871)

(39,638)	(65,634)		(23,170)	(53,027)	(115,663)	(40,480)	74,506	(96,777)

(10,474)	(74,580)		3,383	(68,474)	(51,184)	(69,030)	239,887	(193,926)

338,875	413,455		199,667	268,141	880,079	949,109	1,187,943	1,381,869
$328,401	$338,875		$203,050	$199,667	$828,895	$880,079	$1,427,830	$1,187,943

ANNUAL REPORT	|	MARCH 31, 2021	35

Schedule of Investments	PIMCO Emerging Markets Bond Fund

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 98.0%

ANGOLA 1.2%

SOVEREIGN ISSUES 1.2%

Angolan Government International Bond
8.000% due 11/26/2029		$6,900	$6,494
8.250% due 05/09/2028		5,700	5,485
9.125% due 11/26/2049		3,600	3,358
9.500% due 11/12/2025		13,400	14,061

Total Angola (Cost $26,772)			29,398

ARGENTINA 2.2%

SOVEREIGN ISSUES 2.2%

Argentina Government International Bond
0.125% due 07/09/2030 þ		$18,638	6,243
0.125% due 07/09/2035 þ		49,947	14,894
0.125% due 01/09/2038 þ		8,793	3,228
0.125% due 07/09/2041 þ		64,213	22,208
0.125% due 07/09/2046 þ		1,334	412
1.000% due 07/09/2029		5,779	2,088

Provincia de Buenos Aires
9.950% due 06/09/2021 ^(c)		1,200	462

Provincia de Cordoba
3.000% due 12/10/2025 ^þ(c)		254	176

Provincia de Entre Rios
5.000% due 08/08/2028 ^þ(c)		2,538	1,599

Provincia de la Rioja
9.750% due 02/24/2025 ^(c)		4,750	2,779

Provincia de Neuquen
2.500% due 04/27/2030 ^þ(c)		1,384	751

Total Argentina (Cost $76,457)			54,840

ARMENIA 0.3%

SOVEREIGN ISSUES 0.3%

Republic of Armenia International Bond
3.600% due 02/02/2031		$5,300	4,874
3.950% due 09/26/2029		2,400	2,283

Total Armenia (Cost $7,539)			7,157

AUSTRIA 0.1%

CORPORATE BONDS & NOTES 0.1%

Sappi Papier Holding GmbH
3.125% due 04/15/2026	EUR	1,500	1,767

Total Austria (Cost $1,611)			1,767

AZERBAIJAN 1.1%

CORPORATE BONDS & NOTES 0.9%

Southern Gas Corridor CJSC
6.875% due 03/24/2026		$18,600	22,044

State Oil Co. of the Azerbaijan Republic
4.750% due 03/13/2023		600	634

			22,678

SOVEREIGN ISSUES 0.2%

Republic of Azerbaijan International Bond
3.500% due 09/01/2032		1,700	1,685
4.750% due 03/18/2024		3,400	3,690

			5,375

Total Azerbaijan (Cost $24,974)			28,053

BAHAMAS 0.2%

SOVEREIGN ISSUES 0.2%

Bahamas Government International Bond
6.000% due 11/21/2028		$6,150	5,903

Total Bahamas (Cost $6,181)			5,903

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
BAHRAIN 0.7%

SOVEREIGN ISSUES 0.7%

Bahrain Government International Bond
4.250% due 01/25/2028 (k)		$3,500	$3,483
4.250% due 01/25/2028		2,800	2,787
5.625% due 09/30/2031		6,600	6,534
6.125% due 07/05/2022		5,222	5,487

Total Bahrain (Cost $18,425)			18,291

BELARUS 0.1%

SOVEREIGN ISSUES 0.1%

Republic of Belarus International Bond
6.200% due 02/28/2030		$700	651
7.625% due 06/29/2027		400	411

Republic of Belarus Ministry of Finance
5.875% due 02/24/2026		600	577
6.378% due 02/24/2031		1,000	930

Total Belarus (Cost $2,638)			2,569

BRAZIL 3.6%

CORPORATE BONDS & NOTES 2.4%

Banco BTG Pactual S.A.
4.500% due 01/10/2025		$2,200	2,252

Banco Votorantim S.A.
4.000% due 09/24/2022		2,600	2,681
4.500% due 09/24/2024		600	623

Brazil Minas SPE via State of Minas Gerais
5.333% due 02/15/2028		17,710	19,282

BRF S.A.
5.750% due 09/21/2050		6,900	6,815

Centrais Eletricas Brasileiras S.A.
4.625% due 02/04/2030		1,800	1,803

CSN Inova Ventures
6.750% due 01/28/2028		8,800	9,336

CSN Islands Corp.
7.000% due 06/23/2021 (h)		3,100	3,114

CSN Resources S.A.
7.625% due 02/13/2023		300	312
7.625% due 04/17/2026		600	639

Globo Comunicacao e Participacoes S.A.
4.875% due 01/22/2030		500	505

Odebrecht Oil & Gas Finance Ltd.
0.000% due 04/26/2021 (f)(h)		9,803	67

Petrobras Global Finance BV
6.850% due 06/05/2115		2,300	2,368
7.250% due 03/17/2044		1,500	1,720

Vale Overseas Ltd.
6.250% due 08/10/2026		2,600	3,097
6.875% due 11/21/2036		680	905
6.875% due 11/10/2039		2,250	3,009

			58,528

SOVEREIGN ISSUES 1.2%

Brazil Government International Bond
2.875% due 06/06/2025		2,400	2,427
4.625% due 01/13/2028		400	424
4.750% due 01/14/2050		15,174	13,817
5.000% due 01/27/2045		1,875	1,789

Brazil Letras do Tesouro Nacional
0.000% due 10/01/2021 (f)	BRL	50,700	8,829
0.000% due 01/01/2022 (f)		18,200	3,126

			30,412

Total Brazil (Cost $85,745)			88,940

CAYMAN ISLANDS 2.0%

ASSET-BACKED SECURITIES 0.0%

Garanti Diversified Payment Rights Finance Co.
3.397% due 10/09/2021 «•		$775	776

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
CORPORATE BONDS & NOTES 2.0%

Bioceanico Sovereign Certificate Ltd.
0.000% due 06/05/2034 (f)	$7,036	$5,291

Interoceanica Finance Ltd.
0.000% due 05/15/2030 (f)	6,100	5,398

Kaisa Group Holdings Ltd.
9.375% due 06/30/2024	5,000	4,812
9.750% due 09/28/2023	3,300	3,366
11.250% due 04/09/2022	600	621
11.500% due 01/30/2023	200	208
11.950% due 11/12/2023	3,000	3,157

Lima Metro Line Finance Ltd.
4.350% due 04/05/2036	4,300	4,560
5.875% due 07/05/2034	988	1,162

Meituan
3.050% due 10/28/2030	4,200	4,090

MGM China Holdings Ltd.
4.750% due 02/01/2027	3,000	3,049

Odebrecht Drilling Norbe Ltd.
6.350% due 12/01/2021 ^	1,167	1,155

Odebrecht Drilling Norbe Ltd. (6.350% Cash and 1.000% PIK)
7.350% due 12/01/2026 ^(b)	9,399	3,736

Odebrecht Offshore Drilling Finance Ltd.
6.720% due 12/01/2022 ^	1,996	1,961

Poinsettia Finance Ltd.
6.625% due 06/17/2031	6,600	6,350

Samba Funding Ltd.
2.750% due 10/02/2024	300	313

Sunac China Holdings Ltd.
7.250% due 06/14/2022	200	207
7.950% due 10/11/2023	300	318

		49,754

Total Cayman Islands (Cost $50,116)		50,530

CHILE 2.2%

CORPORATE BONDS & NOTES 2.0%

Banco del Estado de Chile
2.704% due 01/09/2025	$1,600	1,671

Banco Santander Chile
2.700% due 01/10/2025	2,350	2,460

Celulosa Arauco y Constitucion S.A.
4.500% due 08/01/2024	200	217

Corp. Nacional del Cobre de Chile
3.150% due 01/14/2030	2,200	2,286
3.625% due 08/01/2027	900	974
3.700% due 01/30/2050	2,000	2,009
4.250% due 07/17/2042	9,600	10,422
4.375% due 02/05/2049	453	506
4.500% due 08/01/2047	700	791
4.875% due 11/04/2044	4,620	5,479

Embotelladora Andina S.A.
3.950% due 01/21/2050	1,650	1,749

Empresa de los Ferrocarriles del Estado
3.068% due 08/18/2050	600	526

Empresa de Transporte de Pasajeros Metro S.A.
3.650% due 05/07/2030	1,100	1,196
4.700% due 05/07/2050	400	457

Empresa Nacional de Telecomunicaciones S.A.
4.875% due 10/30/2024	11,350	12,205

GNL Quintero S.A.
4.634% due 07/31/2029	6,400	7,049

Sociedad Quimica y Minera de Chile S.A.
4.250% due 05/07/2029	200	224

		50,221

SOVEREIGN ISSUES 0.2%

Chile Government International Bond
2.450% due 01/31/2031	4,300	4,328
3.240% due 02/06/2028	200	216

36	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

March 31, 2021

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.625% due 10/30/2042		$1,000	$1,049

			5,593

Total Chile (Cost $51,992)			55,814

CHINA 1.5%

CORPORATE BONDS & NOTES 1.5%

Contemporary Ruiding Development Ltd.
1.875% due 09/17/2025		$200	199

Industrial & Commercial Bank of China Ltd.
3.538% due 11/08/2027		1,500	1,650

Sinopec Group Overseas Development Ltd.
2.150% due 05/13/2025		6,600	6,717
2.700% due 05/13/2030		7,200	7,165
3.250% due 09/13/2027		1,200	1,288
3.680% due 08/08/2049 (k)		2,700	2,749
3.680% due 08/08/2049		3,100	3,156
4.125% due 09/12/2025 (k)		2,300	2,543
4.375% due 10/17/2023		2,000	2,168
4.875% due 05/17/2042		5,710	6,821

SPIC MTN Co. Ltd.
1.625% due 07/27/2025		800	793

Yango Justice International Ltd.
7.500% due 04/15/2024		2,700	2,643

Total China (Cost $36,867)			37,892

COLOMBIA 1.5%

CORPORATE BONDS & NOTES 0.4%

Ecopetrol S.A.
5.875% due 05/28/2045		$3,400	3,634
7.375% due 09/18/2043		5,200	6,372

			10,006

SOVEREIGN ISSUES 1.1%

Colombia Government International Bond
3.875% due 02/15/2061		2,800	2,516
4.125% due 05/15/2051		400	382
5.000% due 06/15/2045 (k)		9,300	9,943
5.200% due 05/15/2049		1,200	1,323
5.625% due 02/26/2044		200	228
6.125% due 01/18/2041		4,100	4,879
7.375% due 09/18/2037		5,225	6,926

			26,197

Total Colombia (Cost $32,762)			36,203

COSTA RICA 0.3%

SOVEREIGN ISSUES 0.3%

Costa Rica Government International Bond
5.625% due 04/30/2043		$7,900	6,912
6.125% due 02/19/2031		1,000	1,009
7.158% due 03/12/2045		200	195

Total Costa Rica (Cost $8,243)			8,116

DOMINICAN REPUBLIC 3.0%

SOVEREIGN ISSUES 3.0%

Dominican Republic International Bond
4.875% due 09/23/2032		$12,800	13,088
5.300% due 01/21/2041		8,800	8,679
5.500% due 01/27/2025		4,800	5,280
5.875% due 01/30/2060		6,950	6,682
5.950% due 01/25/2027		12,000	13,530
6.000% due 07/19/2028		5,050	5,702
6.400% due 06/05/2049		4,450	4,674
6.500% due 02/15/2048		1,706	1,808
6.850% due 01/27/2045		300	333
6.875% due 01/29/2026		2,700	3,140
9.750% due 06/05/2026	DOP	137,400	2,618
10.375% due 03/04/2022		14,400	262
10.500% due 04/07/2023		67,000	1,249

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
10.750% due 08/11/2028	DOP	214,900	$4,291
10.875% due 01/14/2026		33,400	655
11.500% due 05/10/2024		7,900	154
16.950% due 02/04/2022		112,900	2,156

Total Dominican Republic (Cost $70,252)			74,301

ECUADOR 1.1%

CORPORATE BONDS & NOTES 0.1%

Petroamazonas EP
4.625% due 12/06/2021		$1,965	1,818

SOVEREIGN ISSUES 1.0%

Ecuador Government International Bond
0.000% due 07/31/2030 (f)		2,949	1,209
0.500% due 07/31/2030 þ		11,474	6,798
0.500% due 07/31/2035 þ		24,714	11,430
0.500% due 07/31/2040 þ		13,565	6,003

			25,440

Total Ecuador (Cost $33,999)			27,258

EGYPT 3.1%

SOVEREIGN ISSUES 3.1%

Egypt Government International Bond
4.750% due 04/11/2025	EUR	5,100	6,219
4.750% due 04/16/2026		4,600	5,583
5.577% due 02/21/2023		$2,800	2,921
5.875% due 02/16/2031		1,900	1,785
6.125% due 01/31/2022		21,600	22,231
6.375% due 04/11/2031	EUR	4,600	5,547
6.588% due 02/21/2028		$400	411
7.053% due 01/15/2032		8,800	8,708
7.500% due 01/31/2027		1,300	1,415
7.600% due 03/01/2029		2,200	2,348
7.625% due 05/29/2032		1,000	1,026
7.903% due 02/21/2048		4,300	4,061
8.500% due 01/31/2047		7,500	7,492
8.700% due 03/01/2049		1,100	1,106
14.313% due 10/13/2023	EGP	17,000	1,086
14.369% due 10/20/2025		65,100	4,135
14.605% due 09/08/2025		27,200	1,726

Total Egypt (Cost $75,642)			77,800

EL SALVADOR 0.4%

SOVEREIGN ISSUES 0.4%

El Salvador Government International Bond
7.125% due 01/20/2050		$4,100	3,680
7.625% due 09/21/2034		3,070	3,001
7.750% due 01/24/2023		500	525
8.250% due 04/10/2032		1,410	1,465

Total El Salvador (Cost $9,291)			8,671

ETHIOPIA 0.1%

SOVEREIGN ISSUES 0.1%

Ethiopia International Bond
6.625% due 12/11/2024		$1,800	1,664

Total Ethiopia (Cost $1,801)			1,664

GABON 0.0%

SOVEREIGN ISSUES 0.0%

Gabon Government International Bond
6.375% due 12/12/2024		$693	721

Total Gabon (Cost $680)			721

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
GERMANY 0.5%

CORPORATE BONDS & NOTES 0.5%

Deutsche Bank AG
1.384% (US0003M + 1.190%) due 11/16/2022 ~	$2,200	$2,207
3.700% due 05/30/2024	3,500	3,746
3.950% due 02/27/2023	5,600	5,918

Total Germany (Cost $10,882)		11,871

GHANA 1.5%

SOVEREIGN ISSUES 1.5%

Ghana Government International Bond
0.000% due 04/07/2025 (a)(f)	$1,200	932
6.375% due 02/11/2027	2,500	2,422
7.625% due 05/16/2029	1,650	1,626
7.750% due 04/07/2029 (a)	4,100	4,069
7.875% due 03/26/2027	3,300	3,369
8.125% due 03/26/2032	7,000	6,785
8.625% due 04/07/2034 (a)	6,200	6,097
8.750% due 03/11/2061	9,800	9,114
8.950% due 03/26/2051	3,100	2,946
10.750% due 10/14/2030	395	493

Total Ghana (Cost $38,670)		37,853

GUATEMALA 0.9%

SOVEREIGN ISSUES 0.9%

Guatemala Government International Bond
4.375% due 06/05/2027	$500	537
4.500% due 05/03/2026	400	432
4.875% due 02/13/2028	2,200	2,430
4.900% due 06/01/2030	2,000	2,197
5.375% due 04/24/2032	500	569
5.750% due 06/06/2022	10,300	10,792
6.125% due 06/01/2050	5,700	6,627

Total Guatemala (Cost $21,627)		23,584

HONG KONG 0.3%

CORPORATE BONDS & NOTES 0.1%

AIA Group Ltd.
3.200% due 09/16/2040	$400	395

Lenovo Group Ltd.
3.421% due 11/02/2030	2,300	2,314

		2,709

SOVEREIGN ISSUES 0.2%

Airport Authority
2.625% due 02/04/2051	6,300	5,871

Total Hong Kong (Cost $8,981)		8,580

HUNGARY 0.0%

SOVEREIGN ISSUES 0.0%

Hungary Government International Bond
7.625% due 03/29/2041	$600	973

Total Hungary (Cost $946)		973

INDIA 1.1%

CORPORATE BONDS & NOTES 0.7%

Adani Electricity Mumbai Ltd.
3.949% due 02/12/2030	$3,300	3,335

Adani Transmission Ltd.
4.250% due 05/21/2036	1,544	1,598

Indian Railway Finance Corp. Ltd.
3.249% due 02/13/2030	1,700	1,694
3.950% due 02/13/2050	1,100	1,046

Muthoot Finance Ltd.
4.400% due 09/02/2023	2,800	2,839

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2021	37

Schedule of Investments	PIMCO Emerging Markets Bond Fund	(Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Shriram Transport Finance Co. Ltd.
5.100% due 07/16/2023		$5,400	$5,504
5.700% due 02/27/2022		200	204

			16,220

SOVEREIGN ISSUES 0.4%

Export-Import Bank of India
3.375% due 08/05/2026		9,800	10,392

Total India (Cost $25,900)			26,612

INDONESIA 6.1%

CORPORATE BONDS & NOTES 2.8%

Indonesia Asahan Aluminium Persero PT
5.450% due 05/15/2030		$6,900	7,849

Pelabuhan Indonesia Persero PT
4.500% due 05/02/2023		3,000	3,179

Pelabuhan Indonesia PT
4.250% due 05/05/2025		5,900	6,418
5.375% due 05/05/2045		2,000	2,340

Pertamina Persero PT
5.625% due 05/20/2043		1,000	1,135
6.000% due 05/03/2042		16,858	19,971
6.450% due 05/30/2044		5,400	6,735
6.500% due 11/07/2048		700	899

Perusahaan Listrik Negara PT
5.250% due 05/15/2047		2,600	2,863

PT Perusahaan Listrik Negara
4.000% due 06/30/2050		6,800	6,505
4.125% due 05/15/2027 (k)		1,000	1,076
4.375% due 02/05/2050		3,000	3,038
5.250% due 10/24/2042		1,800	1,996
5.375% due 01/25/2029		4,300	4,966
5.450% due 05/21/2028		250	290

			69,260

SOVEREIGN ISSUES 3.3%

Indonesia Government International Bond
1.100% due 03/12/2033	EUR	5,400	6,152
2.625% due 06/14/2023		1,700	2,103
4.350% due 01/11/2048		$800	871
4.450% due 02/11/2024 (k)		3,600	3,937
4.625% due 04/15/2043		400	445
4.750% due 07/18/2047		900	1,017
4.875% due 05/05/2021		1,500	1,504
5.125% due 01/15/2045 (k)		5,000	5,939
5.250% due 01/17/2042		700	839
5.250% due 01/08/2047		2,000	2,425
6.625% due 02/17/2037		5,840	7,791
6.750% due 01/15/2044 (k)		10,400	14,767
7.750% due 01/17/2038		6,225	9,193
8.500% due 10/12/2035		1,290	2,022

Perusahaan Penerbit SBSN Indonesia
2.800% due 06/23/2030		2,300	2,308
3.800% due 06/23/2050		6,200	6,300
4.400% due 03/01/2028		1,700	1,912
4.450% due 02/20/2029 (k)		6,400	7,235
4.550% due 03/29/2026		5,000	5,653

			82,413

Total Indonesia (Cost $135,594)			151,673

IRELAND 0.6%

CORPORATE BONDS & NOTES 0.6%

Russian Railways via RZD Capital PLC
7.487% due 03/25/2031	GBP	1,000	1,823

Vnesheconombank Via VEB Finance PLC
6.025% due 07/05/2022		$7,000	7,379
6.800% due 11/22/2025 (k)		4,000	4,701

Total Ireland (Cost $12,854)			13,903

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
ISRAEL 1.1%

CORPORATE BONDS & NOTES 0.6%

Israel Electric Corp. Ltd.
4.250% due 08/14/2028		$5,600	$6,232

Leviathan Bond Ltd.
6.125% due 06/30/2025		3,800	4,125
6.500% due 06/30/2027		4,600	5,046

			15,403

SOVEREIGN ISSUES 0.5%

Israel Government International Bond
2.750% due 07/03/2030		2,000	2,098
3.375% due 01/15/2050		10,200	10,327
3.800% due 05/13/2060		900	967

			13,392

Total Israel (Cost $27,188)			28,795

IVORY COAST 2.0%

LOAN PARTICIPATIONS AND ASSIGNMENTS 0.4%

Republic of Cote d’lvoire
TBD% due 12/23/2021 «	EUR	5,900	6,852
TBD% due 03/19/2027 «		2,100	2,451

			9,303

SOVEREIGN ISSUES 1.6%

Ivory Coast Government International Bond
4.875% due 01/30/2032		4,800	5,502
5.250% due 03/22/2030		12,950	15,731
5.750% due 12/31/2032 þ		$13,998	14,039
5.875% due 10/17/2031	EUR	800	993
6.625% due 03/22/2048		2,600	3,086

			39,351

Total Ivory Coast (Cost $48,220)			48,654

JAMAICA 0.1%

CORPORATE BONDS & NOTES 0.1%

TransJamaican Highway Ltd.
5.750% due 10/10/2036		$1,700	1,723

Total Jamaica (Cost $1,700)			1,723

JERSEY, CHANNEL ISLANDS 0.0%

ASSET-BACKED SECURITIES 0.0%

ARTS Ltd.
1.964% due 09/15/2021 «•		$523	522

Total Jersey, Channel Islands (Cost $522)			522

JORDAN 0.3%

SOVEREIGN ISSUES 0.3%

Jordan Government International Bond
5.750% due 01/31/2027		$2,900	3,046
5.850% due 07/07/2030		2,800	2,859
6.125% due 01/29/2026		1,900	2,031
7.375% due 10/10/2047		600	616

Total Jordan (Cost $8,220)			8,552

KAZAKHSTAN 1.0%

CORPORATE BONDS & NOTES 0.5%

Development Bank of Kazakhstan JSC
4.125% due 12/10/2022		$500	521

KazMunayGas National Co. JSC
4.750% due 04/19/2027		4,200	4,798
5.375% due 04/24/2030		385	457
5.750% due 04/19/2047		300	357

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Tengizchevroil Finance Co. International Ltd.
3.250% due 08/15/2030		$5,800	$5,795
4.000% due 08/15/2026		500	534

			12,462

SOVEREIGN ISSUES 0.5%

Kazakhstan Government International Bond
2.375% due 11/09/2028	EUR	2,100	2,733
4.875% due 10/14/2044		$5,900	7,128
6.500% due 07/21/2045		1,600	2,275

			12,136

Total Kazakhstan (Cost $21,341)			24,598

KENYA 0.4%

SOVEREIGN ISSUES 0.4%

Kenya Government International Bond
8.000% due 05/22/2032		$8,900	9,474

Total Kenya (Cost $10,225)			9,474

KUWAIT 0.1%

SOVEREIGN ISSUES 0.1%

Kuwait International Government Bond
3.500% due 03/20/2027		$1,200	1,327

Total Kuwait (Cost $1,341)			1,327

LUXEMBOURG 1.9%

CORPORATE BONDS & NOTES 1.9%

Constellation Oil Services Holding S.A. (10.000% PIK)
10.000% due 11/09/2024 ^(b)(c)		$6,466	1,635

Gazprom Neft OAO Via GPN Capital S.A.
4.375% due 09/19/2022		4,320	4,495
6.000% due 11/27/2023		7,700	8,488

Gazprom OAO Via Gaz Capital S.A.
4.950% due 07/19/2022		2,300	2,410
4.950% due 02/06/2028		5,000	5,461
5.150% due 02/11/2026		9,300	10,202
6.510% due 03/07/2022		5,713	5,995

Sberbank of Russia Via SB Capital S.A.
5.125% due 10/29/2022		3,300	3,463
5.250% due 05/23/2023 (i)		400	425
5.717% due 06/16/2021		200	202
6.125% due 02/07/2022		800	833

Unigel Luxembourg S.A.
8.750% due 10/01/2026		4,500	4,866

Total Luxembourg (Cost $48,011)			48,475

MALAYSIA 0.6%

CORPORATE BONDS & NOTES 0.6%

Petronas Capital Ltd.
4.550% due 04/21/2050		$6,500	7,724
4.800% due 04/21/2060		4,800	6,077

Total Malaysia (Cost $11,456)			13,801

MARSHALL ISLANDS 0.0%

CORPORATE BONDS & NOTES 0.0%

Nakilat, Inc.
6.267% due 12/31/2033		$360	450

Total Marshall Islands (Cost $426)			450

		SHARES
MEXICO 7.6%

COMMON STOCKS 0.0%

Hipotecaria Su Casita S.A. «		93,349	0

Urbi Desarrollos Urbanos S.A.B. de C.V. (d)		4,673	2

			2

38	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

March 31, 2021

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
CORPORATE BONDS & NOTES 5.3%

Banco Mercantil del Norte S.A.
7.500% due 06/27/2029 •(h)(i)		$1,100	$1,206

Cibanco S.A. Ibm
4.962% due 07/18/2029		2,500	2,756

Industrias Penoles S.A.B. de C.V.
4.750% due 08/06/2050		1,100	1,133

Minera Mexico S.A. de C.V.
4.500% due 01/26/2050		6,000	6,189

Petroleos Mexicanos
3.750% due 02/21/2024	EUR	500	598
4.875% due 01/24/2022		$200	204
5.350% due 02/12/2028		10,500	10,228
5.950% due 01/28/2031		11,900	11,447
6.350% due 02/12/2048		23,212	19,171
6.490% due 01/23/2027		11,762	12,310
6.500% due 03/13/2027		2,100	2,198
6.625% due 06/15/2035		1,225	1,167
6.750% due 09/21/2047		7,140	6,085
6.840% due 01/23/2030		4,358	4,431
6.950% due 01/28/2060		34,720	29,847
7.690% due 01/23/2050		20,261	18,782

Trust Fibra Uno
6.390% due 01/15/2050		3,400	3,754
6.950% due 01/30/2044		200	233

			131,739

SOVEREIGN ISSUES 2.3%

Mexico Government International Bond
3.750% due 01/11/2028		275	295
3.750% due 04/19/2071		7,300	6,351
3.771% due 05/24/2061		15,000	13,310
4.000% due 03/15/2115	EUR	2,000	2,529
4.500% due 04/22/2029		$2,300	2,554
5.000% due 04/27/2051		4,800	5,220
5.750% due 10/12/2110		23,650	26,342

			56,601

Total Mexico (Cost $203,485)			188,342

MONGOLIA 0.5%

SOVEREIGN ISSUES 0.5%

Mongolia Government International Bond
5.125% due 12/05/2022		$9,730	10,070
5.625% due 05/01/2023		1,400	1,468

Total Mongolia (Cost $11,027)			11,538

MOROCCO 0.6%

CORPORATE BONDS & NOTES 0.1%

OCP S.A.
5.625% due 04/25/2024		$3,000	3,269

SOVEREIGN ISSUES 0.5%

Morocco Government International Bond
4.000% due 12/15/2050		5,000	4,439
4.250% due 12/11/2022		6,900	7,245

			11,684

Total Morocco (Cost $15,321)			14,953

NAMIBIA 0.3%

SOVEREIGN ISSUES 0.1%

Namibia Government International Bond
5.250% due 10/29/2025		$2,300	2,412

U.S. GOVERNMENT AGENCIES 0.2%

Namibia International Bonds
5.500% due 11/03/2021		5,000	5,083

Total Namibia (Cost $7,336)			7,495

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
NETHERLANDS 1.2%

ASSET-BACKED SECURITIES 0.0%

Penta CLO BV
0.790% due 08/04/2028 •	EUR	164	$192

CORPORATE BONDS & NOTES 1.2%

InterCement Financial Operations BV
5.750% due 07/17/2024		$500	436

Kazakhstan Temir Zholy Finance BV
6.950% due 07/10/2042		5,300	7,082

Metinvest BV
7.750% due 04/23/2023		200	213
7.750% due 10/17/2029		7,150	7,610
8.500% due 04/23/2026		3,300	3,693

Prosus NV
1.539% due 08/03/2028	EUR	1,600	1,929
2.031% due 08/03/2032		800	963
3.680% due 01/21/2030		$2,500	2,584
4.027% due 08/03/2050		1,500	1,367

Republic of Angola Via Avenir BV
4.757% (US0006M + 4.500%) due 12/07/2023 ~		4,080	3,917
7.760% (US0006M + 7.500%) due 07/01/2023 ~		757	751

			30,545

Total Netherlands (Cost $29,679)			30,737

NIGERIA 3.0%

LOAN PARTICIPATIONS AND ASSIGNMENTS 0.5%

Bank of Industry Limited
6.220% (LIBOR03M + 6.000%) due 12/14/2023 «~		$12,700	12,736

SOVEREIGN ISSUES 2.5%

Nigeria Government International Bond
5.625% due 06/27/2022		6,744	6,980
6.375% due 07/12/2023		10,100	10,845
6.500% due 11/28/2027		4,100	4,240
6.500% due 11/28/2027 (k)		7,800	8,067
7.143% due 02/23/2030		10,700	10,942
7.625% due 11/21/2025		4,300	4,857
7.875% due 02/16/2032		7,600	7,849
8.747% due 01/21/2031		7,200	7,935

			61,715

Total Nigeria (Cost $71,215)			74,451

OMAN 1.9%

SOVEREIGN ISSUES 1.9%

Oman Government International Bond
3.625% due 06/15/2021		$1,100	1,104
4.875% due 02/01/2025		200	209
5.625% due 01/17/2028		1,860	1,927
6.000% due 08/01/2029		26,600	27,723
6.250% due 01/25/2031		5,600	5,869
6.500% due 03/08/2047		1,900	1,793
6.750% due 10/28/2027		2,300	2,545
6.750% due 01/17/2048		1,200	1,149
7.000% due 01/25/2051		5,600	5,540

Total Oman (Cost $45,334)			47,859

PAKISTAN 0.6%

CORPORATE BONDS & NOTES 0.3%

Third Pakistan International Sukuk Co. Ltd.
5.500% due 10/13/2021		$4,800	4,858
5.625% due 12/05/2022		1,500	1,543

			6,401

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SOVEREIGN ISSUES 0.3%

Pakistan Government International Bond
6.875% due 12/05/2027		$2,500	$2,616
8.875% due 04/08/2051 (a)		5,000	5,202

			7,818

Total Pakistan (Cost $13,788)			14,219

PANAMA 1.1%

CORPORATE BONDS & NOTES 0.3%

Aeropuerto Internacional de Tocumen S.A.
6.000% due 11/18/2048		$4,856	5,134

Banco Nacional de Panama
2.500% due 08/11/2030		1,800	1,674

ENA Norte Trust
4.950% due 04/25/2028		1,050	1,079

			7,887

SOVEREIGN ISSUES 0.8%

Panama Government International Bond
4.300% due 04/29/2053		1,400	1,508
4.500% due 05/15/2047		3,000	3,333
4.500% due 04/01/2056		600	658
6.700% due 01/26/2036		6,500	8,771
8.125% due 04/28/2034		2,860	4,058
9.375% due 01/16/2023		900	1,037

			19,365

Total Panama (Cost $26,033)			27,252

PARAGUAY 0.4%

SOVEREIGN ISSUES 0.4%

Paraguay Government International Bond
2.739% due 01/29/2033		$800	772
4.950% due 04/28/2031		1,500	1,703
6.100% due 08/11/2044		5,600	6,748

Total Paraguay (Cost $8,180)			9,223

PERU 1.4%

CORPORATE BONDS & NOTES 0.5%

Banco de Credito del Peru
4.650% due 09/17/2024	PEN	14,500	4,133

InRetail Consumer
3.250% due 03/22/2028		$5,000	5,005

Petroleos del Peru S.A.
5.625% due 06/19/2047		3,700	3,893

			13,031

SOVEREIGN ISSUES 0.9%

Peru Government International Bond
2.392% due 01/23/2026		3,300	3,403
2.780% due 12/01/2060		900	745
2.783% due 01/23/2031		1,900	1,907
2.844% due 06/20/2030		1,400	1,425
3.230% due 07/28/2121		2,100	1,706
3.300% due 03/11/2041		1,000	977
5.350% due 08/12/2040	PEN	29,500	7,149
6.350% due 08/12/2028		14,700	4,585

			21,897

Total Peru (Cost $37,064)			34,928

PHILIPPINES 1.0%

CORPORATE BONDS & NOTES 0.2%

PLDT, Inc.
3.450% due 06/23/2050		$5,800	5,834

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2021	39

Schedule of Investments	PIMCO Emerging Markets Bond Fund	(Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SOVEREIGN ISSUES 0.8%

Philippines Government International Bond
2.650% due 12/10/2045		$4,600	$4,146
2.950% due 05/05/2045		4,800	4,504
3.700% due 03/01/2041		8,300	8,696
3.700% due 02/02/2042		3,000	3,143

			20,489

Total Philippines (Cost $28,425)			26,323

QATAR 1.8%

SOVEREIGN ISSUES 1.8%

Qatar Government International Bond
3.250% due 06/02/2026		$1,700	1,850
3.750% due 04/16/2030 (k)		11,400	12,768
3.750% due 04/16/2030		1,200	1,344
4.500% due 04/23/2028		200	233
4.625% due 06/02/2046		4,100	4,867
4.817% due 03/14/2049		1,730	2,124
4.817% due 03/14/2049 (k)		13,350	16,389
5.103% due 04/23/2048		4,100	5,196

Total Qatar (Cost $41,902)			44,771

ROMANIA 1.3%

SOVEREIGN ISSUES 1.3%

Romania Government International Bond
2.000% due 12/08/2026	EUR	4,500	5,641
2.124% due 07/16/2031		8,450	10,144
2.375% due 04/19/2027		500	634
2.875% due 05/26/2028		100	130
3.000% due 02/14/2031		$2,700	2,706
3.375% due 01/28/2050	EUR	3,700	4,566
3.500% due 04/03/2034		400	534
3.624% due 05/26/2030		400	539
4.000% due 02/14/2051		$4,400	4,271
4.625% due 04/03/2049	EUR	1,400	2,026

Total Romania (Cost $30,333)			31,191

RUSSIA 1.8%

CORPORATE BONDS & NOTES 0.2%

SCF Capital Designated Activity Co.
5.375% due 06/16/2023		$4,000	4,241

SOVEREIGN ISSUES 1.6%

Russia Government International Bond
1.850% due 11/20/2032	EUR	3,400	3,918
2.875% due 12/04/2025		1,800	2,307
4.375% due 03/21/2029		$1,200	1,315
4.750% due 05/27/2026		7,600	8,529
5.100% due 03/28/2035		9,200	10,619
5.250% due 06/23/2047		2,400	2,854
5.625% due 04/04/2042		4,800	5,890
5.875% due 09/16/2043		800	1,015
12.750% due 06/24/2028		1,525	2,527

			38,974

Total Russia (Cost $40,711)			43,215

SAUDI ARABIA 3.4%

CORPORATE BONDS & NOTES 0.8%

Saudi Arabian Oil Co.
2.875% due 04/16/2024		$300	316
3.500% due 11/24/2070 (k)		21,000	18,680

			18,996

SOVEREIGN ISSUES 2.6%

Saudi Government International Bond
2.250% due 02/02/2033		9,500	8,962
2.875% due 03/04/2023		200	208

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.250% due 10/26/2026		$300	$324
3.450% due 02/02/2061		7,000	6,457
3.625% due 03/04/2028		12,900	14,044
3.750% due 01/21/2055		14,900	14,640
4.500% due 10/26/2046		16,500	18,201
4.625% due 10/04/2047		1,400	1,573
5.000% due 04/17/2049		200	237

			64,646

Total Saudi Arabia (Cost $87,678)			83,642

SENEGAL 0.4%

SOVEREIGN ISSUES 0.4%

Senegal Government International Bond
4.750% due 03/13/2028	EUR	1,800	2,149
6.250% due 05/23/2033		$2,300	2,302
6.750% due 03/13/2048		1,600	1,526
8.750% due 05/13/2021		4,800	4,814

Total Senegal (Cost $10,913)			10,791

SERBIA 0.5%

SOVEREIGN ISSUES 0.5%

Serbia Government International Bond
1.500% due 06/26/2029	EUR	7,100	8,357
1.650% due 03/03/2033		2,400	2,735
3.125% due 05/15/2027		1,800	2,342

Total Serbia (Cost $12,552)			13,434

SINGAPORE 0.1%

CORPORATE BONDS & NOTES 0.1%

Medco Bell Pte Ltd.
6.375% due 01/30/2027		$2,900	2,920

Total Singapore (Cost $2,865)			2,920

SOUTH AFRICA 6.9%

CORPORATE BONDS & NOTES 1.3%

AngloGold Ashanti Holdings PLC
3.750% due 10/01/2030		$2,000	2,032
6.500% due 04/15/2040		1,300	1,563

Eskom Holdings SOC Ltd.
6.350% due 08/10/2028		12,000	12,714
6.750% due 08/06/2023		9,100	9,426

Growthpoint Properties International Pty. Ltd.
5.872% due 05/02/2023		3,700	3,932

Prosus NV
5.500% due 07/21/2025		300	341

Transnet SOC Ltd.
4.000% due 07/26/2022		3,100	3,164

			33,172

LOAN PARTICIPATIONS AND ASSIGNMENTS 1.6%

Eskom Holdings SOC Ltd.
3.215% (LIBOR03M + 2.900%) due 07/07/2021 «~		26,300	26,234

Sasol Ltd.
0.500% - 1.825% (LIBOR03M + 1.600%) due 11/23/2022 «~µ		13,500	12,588

			38,822

SOVEREIGN ISSUES 4.0%

South Africa Government International Bond
4.300% due 10/12/2028		200	197
4.850% due 09/27/2027		500	517
4.850% due 09/30/2029		3,300	3,329
4.875% due 04/14/2026		2,000	2,106
5.375% due 07/24/2044		200	183
5.650% due 09/27/2047		2,400	2,216
5.750% due 09/30/2049		15,900	14,680

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.875% due 05/30/2022		$12,800	$13,506
5.875% due 06/22/2030 (k)		15,000	16,093
10.500% due 12/21/2026	ZAR	598,800	46,211

			99,038

Total South Africa (Cost $168,510)			171,032

SRI LANKA 1.0%

SOVEREIGN ISSUES 1.0%

Sri Lanka Government International Bond
5.750% due 04/18/2023		$6,100	4,195
5.875% due 07/25/2022		2,500	1,969
6.125% due 06/03/2025		6,400	4,087
6.200% due 05/11/2027		700	432
6.250% due 07/27/2021		2,300	2,226
6.825% due 07/18/2026		500	309
6.850% due 11/03/2025		4,100	2,596
7.550% due 03/28/2030		12,000	7,418
7.850% due 03/14/2029		2,600	1,607

Total Sri Lanka (Cost $29,114)			24,839

TANZANIA 0.1%

LOAN PARTICIPATIONS AND ASSIGNMENTS 0.1%

The Ministry of Finance and Planning, Government of the United Republic of Tanzania
5.461% (LIBOR03M + 5.200%) due 06/23/2022 «~		$2,743	2,760

Total Tanzania (Cost $2,738)			2,760

THAILAND 0.2%

CORPORATE BONDS & NOTES 0.2%

GC Treasury Center Co. Ltd.
2.980% due 03/18/2031		$1,500	1,484
4.300% due 03/18/2051		2,400	2,456

PTTEP Treasury Center Co. Ltd.
2.587% due 06/10/2027		400	412

Thaioil Treasury Center Co. Ltd.
3.500% due 10/17/2049		1,000	863

Total Thailand (Cost $5,189)			5,215

TRINIDAD AND TOBAGO 0.0%

CORPORATE BONDS & NOTES 0.0%

Trinidad Petroleum Holdings Ltd.
6.000% due 05/08/2022		$636	645

Total Trinidad and Tobago (Cost $634)			645

TUNISIA 0.1%

SOVEREIGN ISSUES 0.1%

Banque Centrale de Tunisie International Bond
3.280% due 08/09/2027	JPY	200,000	1,275

Total Tunisia (Cost $1,812)			1,275

TURKEY 4.5%

CORPORATE BONDS & NOTES 0.2%

Hazine Mustesarligi Varlik Kiralama A/S
5.004% due 04/06/2023		$1,200	1,205

Turkish Airlines Pass-Through Trust
4.200% due 09/15/2028		1,845	1,677

Turkiye Is Bankasi A/S
6.125% due 04/25/2024		1,400	1,381

Yapi ve Kredi Bankasi A/S
5.850% due 06/21/2024		1,800	1,758

			6,021

40	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

March 31, 2021

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SOVEREIGN ISSUES 4.3%

Turkey Government International Bond
4.750% due 01/26/2026		$4,400	$4,108
4.875% due 04/16/2043		5,700	4,372
5.125% due 02/17/2028		5,200	4,712
5.250% due 03/13/2030		4,100	3,652
5.750% due 05/11/2047		38,000	30,973
5.875% due 06/26/2031		5,400	4,897
5.950% due 01/15/2031		2,200	2,002
6.000% due 03/25/2027		8,400	8,078
6.000% due 01/14/2041		14,580	12,393
6.125% due 10/24/2028		4,700	4,457
6.375% due 10/14/2025		5,200	5,165
6.875% due 03/17/2036		3,900	3,713
7.250% due 03/05/2038		1,000	984

Turkiye Ihracat Kredi Bankasi A/S
4.250% due 09/18/2022		3,000	2,953
5.375% due 10/24/2023		8,700	8,560
8.250% due 01/24/2024		4,700	4,909

			105,928

Total Turkey (Cost $119,436)			111,949

UKRAINE 2.7%

SOVEREIGN ISSUES 2.7%

Ukraine Government International Bond
0.000% due 05/31/2040 ~		$10,800	11,172
4.375% due 01/27/2030	EUR	3,600	3,877
7.253% due 03/15/2033		$2,500	2,494
7.750% due 09/01/2021		10,150	10,353
7.750% due 09/01/2022		22,300	23,544
7.750% due 09/01/2023		5,200	5,616
7.750% due 09/01/2024		6,000	6,501
17.000% due 05/11/2022	UAH	53,417	2,046
17.250% due 01/05/2022		16,600	631

Total Ukraine (Cost $60,298)			66,234

UNITED ARAB EMIRATES 2.4%

CORPORATE BONDS & NOTES 0.7%

Abu Dhabi Crude Oil Pipeline LLC
3.650% due 11/02/2029		$2,700	2,987

DAE Sukuk Difc Ltd.
3.750% due 02/15/2026		6,200	6,398

DP World PLC
4.700% due 09/30/2049		500	523
5.625% due 09/25/2048		2,550	2,999
6.850% due 07/02/2037		4,300	5,576

			18,483

SOVEREIGN ISSUES 1.7%

Emirate of Abu Dhabi Government International Bond
1.700% due 03/02/2031 (k)		2,400	2,280
2.500% due 04/16/2025 (k)		8,400	8,873
2.500% due 04/16/2025		200	211
2.700% due 09/02/2070		5,400	4,582
3.125% due 05/03/2026 (k)		2,000	2,174
3.125% due 09/30/2049		5,900	5,638
3.875% due 04/16/2050 (k)		15,900	17,318
3.875% due 04/16/2050		1,900	2,069
4.125% due 10/11/2047		300	339

			43,484

Total United Arab Emirates (Cost $62,416)			61,967

UNITED KINGDOM 0.5%

CORPORATE BONDS & NOTES 0.5%

Antofagasta PLC
2.375% due 10/14/2030		1,200	1,175

Fresnillo PLC
4.250% due 10/02/2050		6,800	6,694

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

HSBC Holdings PLC
3.803% due 03/11/2025 •	$1,000	$1,080
6.000% due 05/22/2027 •(h)(i)	200	219

Natwest Group PLC
4.269% due 03/22/2025 •	300	327
4.800% due 04/05/2026	300	341

State Savings Bank of Ukraine
9.375% due 03/10/2023 þ	880	924

Ukraine Railways Via Shortline PLC
9.875% due 09/15/2021	90	92

Ukreximbank Via Biz Finance PLC
9.750% due 01/22/2025	1,600	1,734

Total United Kingdom (Cost $12,414)		12,586

UNITED STATES 4.8%

ASSET-BACKED SECURITIES 0.9%

Aames Mortgage Investment Trust
0.589% due 04/25/2036 •	$822	805

Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates
1.159% due 11/25/2034 •	193	193

Argent Securities Trust
0.259% due 07/25/2036 •	834	768

Countrywide Asset-Backed Certificates Trust
0.349% due 02/25/2037 •	4,282	4,178
1.234% due 11/25/2035 •	2,400	2,377

Credit-Based Asset Servicing & Securitization Trust
3.327% due 01/25/2037 ^þ	7,904	3,742

CSAB Mortgage-Backed Trust
6.172% due 06/25/2036 ^þ	279	105
6.220% due 09/25/2036 ^þ	183	83

GSAA Home Equity Trust
6.002% due 11/25/2036 þ	1,251	694

Home Equity Asset Trust
1.459% due 02/25/2033 •	122	123

MASTR Asset-Backed Securities Trust
0.809% due 09/25/2034 •	210	204

Morgan Stanley ABS Capital, Inc. Trust
0.874% due 01/25/2035 •	23	22
0.904% due 03/25/2034 •	3,410	3,375

Morgan Stanley Mortgage Loan Trust
0.469% due 04/25/2037 •	286	124
6.000% due 02/25/2037 ^~	82	64

Nomura Home Equity Loan, Inc. Home Equity Loan Trust
0.259% due 07/25/2036 •	564	541

Option One Mortgage Loan Trust
0.329% due 04/25/2037 •	718	584
0.329% due 05/25/2037 •	288	213

Park Place Securities, Inc. Asset-Backed Pass-Through Certificates
0.889% due 09/25/2035 •	1,600	1,538

RAAC Trust
0.809% due 02/25/2046 •	465	458

Saxon Asset Securities Trust
0.419% due 09/25/2037 •	489	477

Soundview Home Loan Trust
0.634% due 03/25/2036 •	1,258	1,257
1.009% due 10/25/2037 •	941	830

		22,755

CORPORATE BONDS & NOTES 1.1%

DAE Funding LLC
1.625% due 02/15/2024	3,300	3,296
2.625% due 03/20/2025	1,800	1,816
3.375% due 03/20/2028	2,000	1,991

Ford Motor Credit Co. LLC
3.550% due 10/07/2022	2,100	2,154

General Electric Co.
3.450% due 05/15/2024	100	107

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Rio Oil Finance Trust
8.200% due 04/06/2028	$5,141	$5,874
9.250% due 07/06/2024	3,414	3,798
9.750% due 01/06/2027	4,299	5,040

Rutas 2 and 7 Finance Ltd.
0.000% due 09/30/2036 (f)	3,700	2,646

		26,722

NON-AGENCY MORTGAGE-BACKED SECURITIES 0.9%

Adjustable Rate Mortgage Trust
3.056% due 11/25/2035 ^~	97	87

Banc of America Funding Trust
2.529% due 11/20/2035 ^~	124	122
5.888% due 04/25/2037 ^þ	139	141

BCAP LLC Trust
3.261% due 05/26/2037 ~	2,764	2,757

Bear Stearns Adjustable Rate Mortgage Trust
2.756% due 01/25/2035 ~	9	9
3.056% due 02/25/2036 ^~	55	54

Citigroup Mortgage Loan Trust
2.921% due 07/25/2046 ^~	53	52

Citigroup Mortgage Loan Trust, Inc.
1.940% due 09/25/2035 •	88	90

CitiMortgage Alternative Loan Trust
0.759% due 10/25/2036 •	738	606

Countrywide Alternative Loan Trust
0.279% due 01/25/2037 ^•	6	8
0.459% due 05/25/2036 ^•	565	266
0.749% due 11/25/2035 •	112	100
5.750% due 03/25/2037 ^•	109	87
6.250% due 11/25/2036 ^	80	70

Countrywide Home Loan Mortgage Pass-Through Trust
2.742% due 04/20/2036 ^~	23	21
2.837% due 02/25/2047 ^~	64	62
3.023% due 09/25/2047 ^~	34	33
3.044% due 03/25/2037 ^~	65	61

Credit Suisse Mortgage Capital Certificates
0.630% due 11/30/2037 ~	700	657

Credit Suisse Mortgage Capital Mortgage-Backed Trust
6.421% due 10/25/2037 ~	699	593

Credit Suisse Mortgage Capital Trust
3.007% due 10/27/2059 ~	371	375

Deutsche ALT-A Securities, Inc. Mortgage Loan Trust
2.611% due 10/25/2035 ~	27	24
5.500% due 12/25/2035 ^	136	132

Deutsche ALT-B Securities, Inc. Mortgage Loan Trust
6.369% due 10/25/2036 ^þ	86	84
6.386% due 10/25/2036 ^þ	86	84

GSMPS Mortgage Loan Trust
0.459% due 01/25/2036 •	172	144

HarborView Mortgage Loan Trust
3.088% due 08/19/2036 ^~	12	13

Impac CMB Trust
0.749% due 03/25/2035 •	143	146

IndyMac Mortgage Loan Trust
0.289% due 02/25/2037 •	571	575
0.409% due 06/25/2037 ^•	127	70
2.811% due 10/25/2035 ~	93	83
2.865% due 11/25/2037 ~	875	849
3.104% due 08/25/2036 ~	159	153
3.183% due 06/25/2036 ~	96	102

JP Morgan Mortgage Trust
2.920% due 11/25/2035 ^~	48	45
2.995% due 08/25/2035 ~	68	70

JP Morgan Resecuritization Trust
2.500% due 03/25/2056	242	243

JPMorgan Mortgage Trust
2.943% due 04/25/2035 ~	15	16

Lehman XS Trust
0.299% due 09/25/2046 •	2,334	2,362
0.368% due 08/25/2037 •	5,653	5,414

Luminent Mortgage Trust
0.469% due 12/25/2036 ^•	44	43

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2021	41

Schedule of Investments	PIMCO Emerging Markets Bond Fund	(Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

MASTR Alternative Loan Trust
0.509% due 03/25/2036 ^•	$132	$7

Residential Accredit Loans, Inc. Trust
6.000% due 09/25/2036	1,325	1,252
6.500% due 07/25/2037 ^	387	377

Sequoia Mortgage Trust
2.206% due 01/20/2047 ^~	39	30

Structured Adjustable Rate Mortgage Loan Trust
1.701% due 10/25/2037 ^•	92	90
2.902% due 05/25/2036 ^~	84	77
2.906% due 11/25/2035 ^~	48	45
3.180% due 09/25/2036 ^~	209	187

SunTrust Adjustable Rate Mortgage Loan Trust
3.005% due 10/25/2037 ^~	614	585

TBW Mortgage-Backed Trust
6.470% due 09/25/2036 ^þ	568	27

WaMu Mortgage Pass-Through Certificates Trust
0.479% due 05/25/2034 •	95	83
2.575% due 01/25/2037 ^~	96	89
2.903% due 03/25/2036 ~	1,306	1,311
3.129% due 04/25/2037 ^~	63	59
3.205% due 12/25/2036 ^~	184	182
3.275% due 05/25/2037 ^~	118	105

Wells Fargo Mortgage-Backed Securities Trust
2.916% due 10/25/2036 ~	364	360

		21,769

U.S. GOVERNMENT AGENCIES 0.6%

Israel Government AID Bond
5.500% due 04/26/2024	100	116

Uniform Mortgage-Backed Security, TBA
2.500% due 05/01/2051	6,300	6,452
3.500% due 05/01/2051	7,900	8,348

		14,916

U.S. TREASURY OBLIGATIONS 1.3%

U.S. Treasury Notes
1.375% due 04/30/2021 (m)(o)	33,500	33,536

Total United States (Cost $117,371)		119,698

URUGUAY 0.8%

SOVEREIGN ISSUES 0.8%

Uruguay Government International Bond
4.375% due 01/23/2031	$1,953	2,271
4.975% due 04/20/2055	3,900	4,793
5.100% due 06/18/2050	2,300	2,859
7.875% due 01/15/2033	6,550	9,887

Total Uruguay (Cost $16,257)		19,810

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
VENEZUELA 0.4%

CORPORATE BONDS & NOTES 0.1%

Petroleos de Venezuela S.A.
5.375% due 04/12/2027 ^(c)	$51,899	$2,452
5.500% due 04/12/2037 ^(c)	19,263	927
6.000% due 05/16/2024 ^(c)	2,800	133

		3,512

SOVEREIGN ISSUES 0.3%

Venezuela Government International Bond
7.000% due 03/31/2038 ^(c)	19,240	1,991
7.650% due 04/21/2025 ^(c)	10,109	1,046
8.250% due 10/13/2024 ^(c)	21,739	2,261
9.000% due 05/07/2023 ^(c)	2,521	262
9.250% due 09/15/2027 ^(c)	7,540	792
9.250% due 05/07/2028 ^(c)	3,027	318
11.950% due 08/05/2031 ^(c)	6,580	691

		7,361

Total Venezuela (Cost $85,479)		10,873

VIETNAM 0.1%

SOVEREIGN ISSUES 0.1%

Vietnam Government International Bond
5.500% due 03/12/2028	$1,433	1,444

Total Vietnam (Cost $1,326)		1,444

VIRGIN ISLANDS (BRITISH) 0.3%

CORPORATE BONDS & NOTES 0.3%

CLP Power Hong Kong Financing Ltd.
2.125% due 06/30/2030	$5,300	5,130

Gold Fields Orogen Holdings BVI Ltd.
5.125% due 05/15/2024	200	219

Studio City Finance Ltd.
5.000% due 01/15/2029	2,200	2,211

Total Virgin Islands (British) (Cost $7,716)		7,560

ZAMBIA 0.2%

SOVEREIGN ISSUES 0.2%

Zambia Government International Bond
5.375% due 09/20/2022 ^(c)	$2,350	1,321
8.500% due 04/14/2024 ^(c)	4,900	2,831
8.970% due 07/30/2027 ^(c)	2,700	1,534

Total Zambia (Cost $7,342)		5,686

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SHORT-TERM INSTRUMENTS 0.9%

REPURCHASE AGREEMENTS (j) 0.2%
			$5,253

SHORT-TERM NOTES 0.0%

Ukraine Government International Bond
0.000% due 02/02/2022 «(f)(g)	UAH	9,700	318

EGYPT TREASURY BILLS 0.7%
12.642% due 04/13/2021 - 10/26/2021 (e)(f)	EGP	259,700	16,338

Total Short-Term Instruments (Cost $21,948)			21,909

Total Investments in Securities (Cost $2,499,932)			2,440,074

		SHARES
INVESTMENTS IN AFFILIATES 7.9%

SHORT-TERM INSTRUMENTS 7.9%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 7.9%

PIMCO Short-Term Floating NAV Portfolio III		19,859,676	195,816

Total Short-Term Instruments (Cost $195,610)			195,816

Total Investments in Affiliates (Cost $195,610)			195,816

Total Investments 105.9% (Cost $2,695,542)			$2,635,890

Financial Derivative Instruments (l)(n) 0.2% (Cost or Premiums, net $(2,126))			4,550

Other Assets and Liabilities, net (6.1)%			(150,957)

Net Assets 100.0%			$2,489,483

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
«	Security valued using significant unobservable inputs (Level 3).
µ

All or a portion of this amount represents unfunded loan commitments. The interest rate for the unfunded portion will be determined at the time of funding. See Note 4, Securities and Other Investments, in the Notes to Financial Statements for more information regarding unfunded loan commitments.

~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
(a)	When-issued security.

42	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

March 31, 2021

(b)	Payment in-kind security.
(c)	Security is not accruing income as of the date of this report.
(d)	Security did not produce income within the last twelve months.
(e)	Coupon represents a weighted average yield to maturity.
(f)	Zero coupon security.
(g)	Coupon represents a yield to maturity.
(h)	Perpetual maturity; date shown, if applicable, represents next contractual call date.
(i)	Contingent convertible security.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(j)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received
FICC	0.000%	03/31/2021	04/01/2021	$5,253	U.S. Treasury Notes 0.125% due 03/31/2023	$(5,358)	$5,253	$5,253

Total Repurchase Agreements						$(5,358)	$5,253	$5,253

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate(1)	Settlement Date	Maturity Date		Amount Borrowed(1)	Payable for Reverse Repurchase Agreements
BPS	(0.300)%	02/10/2021	TBD	(2)	$(2,904)	$(2,902)
	0.200	04/28/2020	TBD	(2)	(1,758)	(1,761)
	0.280	03/29/2021	05/03/2021		(28,639)	(28,640)
JML	0.250	03/24/2021	04/06/2021		(8,597)	(8,597)
	0.280	01/13/2021	04/07/2021		(12,549)	(12,557)
	0.320	03/08/2021	05/07/2021		(38,335)	(38,343)
	0.320	03/09/2021	05/07/2021		(8,463)	(8,465)
	0.600	01/14/2021	04/07/2021		(1,987)	(1,990)
MEI	(0.400)	02/19/2021	TBD	(2)	(2,509)	(2,508)
NOM	0.350	02/05/2021	TBD	(2)	(1,804)	(1,805)
SAL	0.100	03/11/2021	TBD	(2)	(3,450)	(3,450)
SCX	0.370	03/22/2021	05/21/2021		(5,254)	(5,255)

Total Reverse Repurchase Agreements						$(116,273)

SHORT SALES:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales(3)
United States (1.1)%
U.S. Treasury Obligations (1.1)%
U.S. Treasury Bonds	3.375%	11/15/2048	$8,238	$(11,989)	$(10,028)
U.S. Treasury Notes	2.375	02/29/2024	5,340	(5,730)	(5,679)
U.S. Treasury Notes	2.625	02/15/2029	10,100	(11,774)	(10,984)

Total Short Sales (1.1)%				$(29,493)	$(26,691)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of March 31, 2021:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Payable for Short Sales(3)	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(4)
Global/Master Repurchase Agreement
BOS	$0	$0	$0	$0	$0	$(429)	$(429)
BPS	0	(33,303)	0	0	(33,303)	36,138	2,835
FICC	5,253	0	0	0	5,253	(5,358)	(105)
JML	0	(69,952)	0	0	(69,952)	75,887	5,935
JPS	0	0	0	0	0	(2)	(2)
MEI	0	(2,508)	0	0	(2,508)	2,488	(20)
NOM	0	(1,805)	0	0	(1,805)	1,757	(48)

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2021	43

Schedule of Investments	PIMCO Emerging Markets Bond Fund	(Cont.)

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Payable for Short Sales(3)	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(4)
SAL	$0	$(3,450)	$0	$0	$(3,450)	$4,291	$841
SCX	0	(5,255)	0	0	(5,255)	5,600	345

Master Securities Forward Transaction Agreement
BPG	0	0	0	(26,691)	(26,691)	0	(26,691)

Total Borrowings and Other Financing Transactions	$5,253	$(116,273)	$0	$(26,691)

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
Corporate Bonds & Notes	$0	$0	$0	$(6,468)	$(6,468)
Sovereign Issues	0	(23,144)	(80,703)	(5,958)	(109,805)

Total Borrowings	$0	$(23,144)	$(80,703)	$(12,426)	$(116,273)

Payable for reverse repurchase agreements					$(116,273)

(k)	Securities with an aggregate market value of $124,630 and cash of $1,861 have been pledged as collateral under the terms of the above master agreements as of March 31, 2021.

(1)

The average amount of borrowings outstanding during the period ended March 31, 2021 was $(117,617) at a weighted average interest rate of 0.717%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(2)	Open maturity reverse repurchase agreement.
(3)	Payable for short sales includes $210 of accrued interest.
(4)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(l)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
U.S. Treasury 5-Year Note June Futures	06/2021	2,045	$	252,350	$(1,288)	$0	$(335)
U.S. Treasury 10-Year Note June Futures	06/2021	1,167		152,804	(3,501)	0	(292)
U.S. Treasury Ultra Long-Term Bond June Futures	06/2021	299		54,184	(2,650)	0	(346)

					$(7,439)	$0	$(973)

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
Euro-Bobl June Futures	06/2021	188	$	(29,781)	$14	$55	$(18)
Euro-Bund 10-Year Bond June Futures	06/2021	586		(117,704)	89	426	(192)
Euro-Buxl 30-Year Bond June Futures	06/2021	35		(8,457)	(3)	0	(3)
U.S. Treasury 2-Year Note June Futures	06/2021	153		(33,771)	32	7	0
U.S. Treasury 10-Year Ultra Long-Term Bond June Futures	06/2021	56		(8,047)	60	19	0

					$192	$507	$(213)

Total Futures Contracts					$(7,247)	$507	$(1,186)

44	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

March 31, 2021

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(1)

Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2021(3)	Notional Amount(4)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
									Asset	Liability
General Electric Co.	1.000%	Quarterly	12/20/2023	0.463%	$ 1,300	$(90)	$109	$19	$0	$0

CREDIT DEFAULT SWAPS ON CREDIT INDICES - BUY PROTECTION(2)

Index/Tranches	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Notional Amount(4)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
								Asset	Liability
CDX.EM-33 5-Year Index	(1.000)%	Quarterly	06/20/2025	$35,625	$1,906	$(1,157)	$749	$0	$(26)
CDX.EM-34 5-Year Index	(1.000)	Quarterly	12/20/2025	34,100	965	684	1,649	0	(110)

					$2,871	$(473)	$2,398	$0	$(136)

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Pay	1-Year BRL-CDI	3.350%	Maturity	01/03/2022	BRL	758,800	$14	$(899)	$(885)	$49	$0
Pay	1-Year BRL-CDI	3.390	Maturity	01/03/2022		31,700	0	(38)	(38)	2	0
Pay	3-Month USD-LIBOR	2.250	Semi-Annual	12/20/2022		$85,030	(2,539)	5,986	3,447	0	(12)
Pay(6)	3-Month USD-LIBOR	0.500	Semi-Annual	06/16/2026		6,200	(182)	(12)	(194)	0	(7)
Pay	3-Month USD-LIBOR	1.500	Semi-Annual	06/21/2027		22,300	(2,779)	3,125	346	0	(31)
Receive	3-Month USD-LIBOR	2.500	Semi-Annual	06/15/2046		500	60	(94)	(34)	1	0
Receive	3-Month USD-LIBOR	2.250	Semi-Annual	12/21/2046		800	136	(148)	(12)	2	0
Receive	3-Month USD-LIBOR	0.800	Semi-Annual	01/15/2051		21,500	1,362	5,615	6,977	80	0
Receive(6)	6-Month EUR-EURIBOR	0.500	Annual	06/16/2026	EUR	7,100	10	75	85	7	0
Receive(6)	6-Month EUR-EURIBOR	0.250	Annual	06/16/2031		5,900	13	223	236	11	0
Pay	28-Day MXN-TIIE	6.080	Lunar	02/26/2025	MXN	363,100	0	180	180	40	0
Pay	28-Day MXN-TIIE	6.100	Lunar	02/28/2025		193,600	0	115	115	21	0
Receive	28-Day MXN-TIIE	5.470	Lunar	04/21/2025		94,100	0	63	63	0	(10)
Receive	28-Day MXN-TIIE	5.615	Lunar	04/23/2025		370,700	0	151	151	0	(40)
Receive	28-Day MXN-TIIE	5.520	Lunar	04/24/2025		86,400	0	46	46	0	(9)

							$(3,905)	$ 14,388	$10,483	$ 213	$(109)

Total Swap Agreements							$(1,124)	$ 14,024	$12,900	$ 213	$(245)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of March 31, 2021:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$507	$213	$720	$0	$(1,186)	$(245)	$(1,431)

(m)

Securities with an aggregate market value of $10,774 and cash of $4,094 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2021. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2021	45

Schedule of Investments	PIMCO Emerging Markets Bond Fund	(Cont.)

(4)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(6)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.

(n)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BOA	04/2021	HUF	36,959		$124	$5	$0
	04/2021	RUB	95,004		1,241	0	(13)
	04/2021		$1,376	HUF	405,349	0	(64)
	04/2021		2,600	UAH	74,750	74	0
	05/2021	RUB	64,044		$856	14	0
	06/2021		$705	UAH	20,093	3	0
	06/2021	ZAR	111,871		$7,309	0	(200)

BPS	04/2021	BRL	67,600		12,021	11	0
	04/2021	HUF	258,211		873	37	0
	04/2021	TRY	27,367		3,372	87	0
	04/2021		$11,865	BRL	67,600	145	0
	04/2021		3,885	EUR	3,264	0	(57)
	04/2021		2,541	RUB	187,094	0	(72)
	05/2021		73	TRY	543	0	(8)

BRC	04/2021		1,468		11,234	0	(122)

BSH	04/2021	BRL	10,400		$1,825	0	(22)
	04/2021		$1,856	BRL	10,400	0	(8)
	01/2022	BRL	10,800		$1,877	11	0

CBK	04/2021	JPY	2,423,300		22,785	898	0
	04/2021	PEN	10,935		3,010	89	0
	04/2021	TRY	24,534		3,017	72	0
	04/2021		$2,942	PEN	10,935	0	(21)
	05/2021	PEN	24,415		$6,780	258	0
	05/2021	RUB	159,780		2,134	32	0
	05/2021		$215	COP	789,289	0	0
	05/2021		241	MXN	5,290	17	0
	05/2021		2,281	PEN	8,213	0	(87)
	06/2021	EGP	90,870		$5,640	0	(38)
	08/2021	PEN	36,612		10,064	290	0
	09/2021		10,935		2,940	22	0
	12/2021	EGP	65,640		3,895	7	0

GLM	04/2021	BRL	21,696		3,808	0	(47)
	04/2021	RUB	293,392		3,890	22	(5)
	04/2021		$3,892	BRL	21,696	0	(37)
	05/2021	DOP	9,025		$152	0	(6)
	05/2021	RUB	34,205		459	9	0
	06/2021	DOP	182,444		3,160	0	(14)
	07/2021		77,277		1,306	0	(30)
	08/2021		178,151		3,015	0	(60)
	02/2022	ZAR	169,221		10,821	0	(190)

HUS	04/2021	BRL	24,224		4,252	0	(52)
	04/2021	EUR	4,037		4,858	124	0
	04/2021	GBP	1,457		2,032	23	0
	04/2021	TRY	8,943		1,245	173	0
	04/2021		$4,347	BRL	24,224	0	(43)
	05/2021	RUB	197,089		$2,633	40	0
	05/2021		$25,273	AUD	32,639	0	(477)
	06/2021	ZAR	242,396		$15,708	0	(563)

JPM	04/2021	BRL	57,200		10,040	0	(123)
	04/2021		$10,274	BRL	57,200	0	(112)
	04/2021		7,802	EGP	125,028	119	0
	04/2021		9,937	RUB	761,179	110	0
	06/2021		422	UAH	12,006	1	0
	06/2021	ZAR	183,041		$11,913	0	(373)
	10/2021	BRL	50,700		8,978	117	0
	01/2022		7,400		1,295	16	0

46	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

March 31, 2021

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
MYI	04/2021	BRL	45,923		$8,049	$0	$(110)
	04/2021		$8,060	BRL	45,923	98	0
	04/2021		1,515	JPY	167,000	0	(7)
	05/2021	JPY	167,000		$1,515	7	0
	06/2021	CNH	840		128	1	0

SCX	04/2021	EUR	100,172		121,688	4,216	0
	04/2021	TRY	13,289		1,632	37	0
	04/2021		$2,961	TRY	21,878	0	(347)
	05/2021	EUR	100,172		$117,800	260	0
	05/2021		$2,961	TRY	22,094	0	(361)
	06/2021	ZAR	15,167		$979	0	(39)
	08/2021		$2,566	EGP	41,600	0	(16)

SOG	04/2021		21,357	JPY	2,256,300	0	(978)

UAG	04/2021	MXN	9,884		$481	0	(2)
	04/2021	RUB	101,945		1,338	0	(7)
	05/2021	AUD	32,535		25,243	526	0
	05/2021	RUB	35,223		472	8	0
	05/2021		$2,828	TRY	21,119	0	(335)

Total Forward Foreign Currency Contracts						$7,979	$(5,046)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON SOVEREIGN ISSUES - BUY PROTECTION(1)

Counterparty	Reference Entity	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2021(3)	Notional Amount(4)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(5)
									Asset	Liability
DUB	Turkey Government International Bond	(1.000)%	Quarterly	12/20/2025	4.743%	$7,100	$712	$371	$1,083	$0

HUS	Dubai Government International Bond	(1.000)	Quarterly	12/20/2024	0.799	600	(2)	(3)	0	(5)

JPM	Dubai Government International Bond	(1.000)	Quarterly	12/20/2024	0.799	2,100	(3)	(13)	0	(16)
	Turkey Government International Bond	(1.000)	Quarterly	12/20/2025	4.743	4,600	444	257	701	0

							$1,151	$612	$1,784	$(21)

CREDIT DEFAULT SWAPS ON CORPORATE AND SOVEREIGN ISSUES - SELL PROTECTION(2)

Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2021(3)	Notional Amount(4)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(5)
									Asset	Liability
BOA	Brazil Government International Bond	1.000%	Quarterly	06/20/2022	0.920%	$ 7,500	$(29)	$39	$10	$0
	Brazil Government International Bond	1.000	Quarterly	06/20/2026	2.224	1,200	(58)	(14)	0	(72)
	Brazil Government International Bond	1.000	Quarterly	06/20/2031	2.962	800	(121)	(8)	0	(129)
	Peru Government International Bond	1.000	Quarterly	06/20/2026	0.830	1,300	11	1	12	0
	South Africa Government International Bond	1.000	Quarterly	06/20/2022	0.756	4,100	(97)	110	13	0

BPS	Brazil Government International Bond	1.000	Quarterly	06/20/2022	0.920	1,900	(4)	6	2	0
	Brazil Government International Bond	1.000	Quarterly	06/20/2026	2.224	2,500	(125)	(24)	0	(149)
	Indonesia Government International Bond	1.000	Quarterly	12/20/2021	0.244	300	(9)	11	2	0
	Indonesia Government International Bond	1.000	Quarterly	06/20/2026	0.891	17,800	126	(22)	104	0
	Peru Government International Bond	1.000	Quarterly	06/20/2026	0.830	5,600	51	(1)	50	0

BRC	Argentine Republic Government International Bond	5.000	Quarterly	12/20/2023	13.842	3,400	(480)	(192)	0	(672)
	Brazil Government International Bond	1.000	Quarterly	06/20/2022	0.920	500	(32)	33	1	0
	Brazil Government International Bond	1.000	Quarterly	12/20/2030	2.920	900	(125)	(13)	0	(138)
	Eskom Holdings SOC Ltd.	1.000	Quarterly	12/20/2021	2.968	6,300	(136)	48	0	(88)
	Indonesia Government International Bond	1.000	Quarterly	06/20/2031	1.536	18,700	(734)	(146)	0	(880)
	Mexico Government International Bond	1.000	Quarterly	09/20/2021	0.263	10,748	(635)	676	41	0
	Nigeria Government International Bond	5.000	Quarterly	12/20/2021	0.895	3,400	183	(76)	107	0
	Panama Government International Bond	1.000	Quarterly	12/20/2021	0.197	2,900	(34)	52	18	0
	QNB Finance Ltd.	1.000	Quarterly	06/20/2023	0.683	2,000	15	0	15	0
	Saudi Arabia Government International Bond	1.000	Quarterly	06/20/2024	0.372	11,200	121	109	230	0
	Saudi Arabia Government International Bond	1.000	Quarterly	12/20/2024	0.465	3,876	41	37	78	0
	South Africa Government International Bond	1.000	Quarterly	12/20/2021	0.588	3,000	(214)	224	10	0

CBK	Brazil Government International Bond	1.000	Quarterly	06/20/2022	0.920	2,300	(6)	9	3	0
	Colombia Government International Bond	1.000	Quarterly	06/20/2024	0.844	200	(2)	3	1	0
	Colombia Government International Bond	1.000	Quarterly	12/20/2024	0.984	500	2	(2)	0	0

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2021	47

Schedule of Investments	PIMCO Emerging Markets Bond Fund	(Cont.)

Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2021(3)	Notional Amount(4)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(5)
									Asset	Liability
DUB	Egypt Government International Bond	5.000%	Quarterly	06/20/2022	1.430%	$5,500	$189	$59	$248	$0
	South Africa Government International Bond	1.000	Quarterly	12/20/2021	0.588	7,000	(40)	63	23	0
	South Africa Government International Bond	1.000	Quarterly	12/20/2022	1.053	4,800	(35)	32	0	(3)

FBF	Egypt Government International Bond	1.000	Quarterly	12/20/2021	1.138	5,900	(503)	499	0	(4)

GST	Brazil Government International Bond	1.000	Quarterly	06/20/2022	0.920	2,200	(8)	11	3	0
	Brazil Government International Bond	1.000	Quarterly	06/20/2026	2.224	2,800	(150)	(17)	0	(167)
	Brazil Government International Bond	1.000	Quarterly	06/20/2031	2.962	900	(136)	(9)	0	(145)
	Colombia Government International Bond	1.000	Quarterly	12/20/2023	0.762	800	(12)	17	5	0
	Mexico Government International Bond	1.000	Quarterly	09/20/2021	0.263	4,000	28	(13)	15	0
	Mexico Government International Bond	1.000	Quarterly	12/20/2024	0.800	100	(1)	2	1	0
	Panama Government International Bond	1.000	Quarterly	06/20/2022	0.241	7,800	96	(21)	75	0
	Peru Government International Bond	1.000	Quarterly	06/20/2026	0.830	10,000	93	(4)	89	0
	Saudi Arabia Government International Bond	1.000	Quarterly	06/20/2024	0.372	15,000	113	195	308	0
	Saudi Arabia Government International Bond	1.000	Quarterly	12/20/2024	0.465	2,324	25	22	47	0

HUS	Mexico Government International Bond	1.000	Quarterly	12/20/2023	0.596	300	(5)	8	3	0
	Saudi Arabia Government International Bond	1.000	Quarterly	06/20/2024	0.372	27,100	284	273	557	0

JPM	Banque Centrale de Tunisie International Bond	1.000	Quarterly	06/20/2022	6.724	1,900	(135)	8	0	(127)
	Israel Government International Bond	1.000	Quarterly	06/20/2024	0.257	3,500	83	2	85	0
	Mexico Government International Bond	1.000	Quarterly	06/20/2026	1.139	100	(1)	0	0	(1)
	Panama Government International Bond	1.000	Quarterly	12/20/2021	0.197	2,300	(28)	42	14	0
	Saudi Arabia Government International Bond	1.000	Quarterly	06/20/2024	0.372	48,300	510	482	992	0
	South Africa Government International Bond	1.000	Quarterly	12/20/2023	1.462	5,200	(84)	21	0	(63)

MYC	Brazil Government International Bond	1.000	Quarterly	06/20/2022	0.920	2,400	(10)	13	3	0
	Brazil Government International Bond	1.000	Quarterly	12/20/2030	2.920	1,800	(251)	(24)	0	(275)
	Mexico Government International Bond	1.000	Quarterly	12/20/2024	0.800	100	(1)	2	1	0
	Mexico Government International Bond	1.000	Quarterly	12/20/2025	1.033	100	(1)	1	0	0
	Mexico Government International Bond	1.000	Quarterly	06/20/2026	1.139	300	(2)	0	0	(2)
	Panama Government International Bond	1.000	Quarterly	06/20/2022	0.241	2,700	(21)	47	26	0
	Peru Government International Bond	1.000	Quarterly	06/20/2026	0.830	1,200	10	1	11	0
	Russia Government International Bond	1.000	Quarterly	12/20/2021	0.427	12,200	90	(36)	54	0
	Saudi Arabia Government International Bond	1.000	Quarterly	06/20/2024	0.372	11,100	60	168	228	0
	Turkey Government International Bond	1.000	Quarterly	06/20/2022	4.521	400	(16)	(1)	0	(17)

MYI	Peru Government International Bond	1.000	Quarterly	06/20/2026	0.830	1,200	10	1	11	0

NGF	South Africa Government International Bond	1.000	Quarterly	12/20/2021	0.588	200	(13)	14	1	0

							$(2,153)	$2,718	$3,497	$(2,932)

Total Swap Agreements							$(1,002)	$3,330	$5,281	$(2,953)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of March 31, 2021:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(6)
BOA	$96	$0	$35	$131	$(277)	$0	$(201)	$(478)	$(347)	$270	$(77)
BPS	280	0	158	438	(137)	0	(149)	(286)	152	(260)	(108)
BRC	0	0	500	500	(122)	0	(1,778)	(1,900)	(1,400)	1,221	(179)
BSH	11	0	0	11	(30)	0	0	(30)	(19)	0	(19)
CBK	1,685	0	4	1,689	(146)	0	0	(146)	1,543	(1,370)	173
DUB	0	0	1,354	1,354	0	0	(3)	(3)	1,351	(1,320)	31
FBF	0	0	0	0	0	0	(4)	(4)	(4)	46	42
GLM	31	0	0	31	(389)	0	0	(389)	(358)	61	(297)
GST	0	0	543	543	0	0	(312)	(312)	231	(290)	(59)
HUS	360	0	560	920	(1,135)	0	(5)	(1,140)	(220)	0	(220)
JPM	363	0	1,792	2,155	(608)	0	(207)	(815)	1,340	(1,489)	(149)
MYC	0	0	323	323	0	0	(294)	(294)	29	(228)	(199)
MYI	106	0	11	117	(117)	0	0	(117)	0	0	0
NGF	0	0	1	1	0	0	0	0	1	0	1
SCX	4,513	0	0	4,513	(763)	0	0	(763)	3,750	(3,430)	320
SOG	0	0	0	0	(978)	0	0	(978)	(978)	791	(187)
UAG	534	0	0	534	(344)	0	0	(344)	190	(280)	(90)

Total Over the Counter	$7,979	$0	$5,281	$13,260	$(5,046)	$0	$(2,953)	$(7,999)

48	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

March 31, 2021

(o)

Securities with an aggregate market value of $2,389 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of March 31, 2021.

(1)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(6)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2021:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$507	$507
Swap Agreements	0	0	0	0	213	213

	$0	$0	$0	$0	$720	$720

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$7,979	$0	$7,979
Swap Agreements	0	5,281	0	0	0	5,281

	$0	$5,281	$0	$7,979	$0	$13,260

	$0	$5,281	$0	$7,979	$720	$13,980

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$1,186	$1,186
Swap Agreements	0	136	0	0	109	245

	$0	$136	$0	$0	$1,295	$1,431

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$5,046	$0	$5,046
Swap Agreements	0	2,953	0	0	0	2,953

	$0	$2,953	$0	$5,046	$0	$7,999

	$0	$3,089	$0	$5,046	$1,295	$9,430

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2021	49

Schedule of Investments	PIMCO Emerging Markets Bond Fund	(Cont.)

The effect of Financial Derivative Instruments on the Statements of Operations for the year ended March 31, 2021:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$4,644	$4,644
Swap Agreements	0	(943)	0	0	(7,416)	(8,359)

	$0	$(943)	$0	$0	$(2,772)	$(3,715)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(1,208)	$0	$(1,208)
Written Options	0	0	0	0	115	115
Swap Agreements	0	3,528	0	0	(25)	3,503

	$0	$3,528	$0	$(1,208)	$90	$2,410

	$0	$2,585	$0	$(1,208)	$(2,682)	$(1,305)

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$(23,498)	$(23,498)
Swap Agreements	0	230	0	0	13,161	13,391

	$0	$230	$0	$0	$(10,337)	$(10,107)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(4,016)	$0	$(4,016)
Written Options	0	0	0	906	(115)	791
Swap Agreements	0	4,764	0	0	0	4,764

	$0	$4,764	$0	$(3,110)	$(115)	$1,539

	$0	$4,994	$0	$(3,110)	$(10,452)	$(8,568)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2021 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2021
Investments in Securities, at Value
Angola
Sovereign Issues	$0	$29,398	$0	$29,398
Argentina
Sovereign Issues	0	54,840	0	54,840
Armenia
Sovereign Issues	0	7,157	0	7,157
Austria
Corporate Bonds & Notes	0	1,767	0	1,767
Azerbaijan
Corporate Bonds & Notes	0	22,678	0	22,678
Sovereign Issues	0	5,375	0	5,375
Bahamas
Sovereign Issues	0	5,903	0	5,903
Bahrain
Sovereign Issues	0	18,291	0	18,291
Belarus
Sovereign Issues	0	2,569	0	2,569
Brazil
Corporate Bonds & Notes	0	58,528	0	58,528
Sovereign Issues	0	30,412	0	30,412
Cayman Islands
Asset-Backed Securities	0	0	776	776
Corporate Bonds & Notes	0	49,754	0	49,754
Chile
Corporate Bonds & Notes	0	50,221	0	50,221
Sovereign Issues	0	5,593	0	5,593
China
Corporate Bonds & Notes	0	37,892	0	37,892
Colombia
Corporate Bonds & Notes	0	10,006	0	10,006
Sovereign Issues	0	26,197	0	26,197

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2021
Costa Rica
Sovereign Issues	$0	$8,116	$0	$8,116
Dominican Republic
Sovereign Issues	0	74,301	0	74,301
Ecuador
Corporate Bonds & Notes	0	1,818	0	1,818
Sovereign Issues	0	25,440	0	25,440
Egypt
Sovereign Issues	0	77,800	0	77,800
El Salvador
Sovereign Issues	0	8,671	0	8,671
Ethiopia
Sovereign Issues	0	1,664	0	1,664
Gabon
Sovereign Issues	0	721	0	721
Germany
Corporate Bonds & Notes	0	11,871	0	11,871
Ghana
Sovereign Issues	0	37,853	0	37,853
Guatemala
Sovereign Issues	0	23,584	0	23,584
Hong Kong
Corporate Bonds & Notes	0	2,709	0	2,709
Sovereign Issues	0	5,871	0	5,871
Hungary
Sovereign Issues	0	973	0	973
India
Corporate Bonds & Notes	0	16,220	0	16,220
Sovereign Issues	0	10,392	0	10,392
Indonesia
Corporate Bonds & Notes	0	69,260	0	69,260
Sovereign Issues	0	82,413	0	82,413

50	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

March 31, 2021

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2021
Ireland
Corporate Bonds & Notes	$0	$13,903	$0	$13,903
Israel
Corporate Bonds & Notes	0	15,403	0	15,403
Sovereign Issues	0	13,392	0	13,392
Ivory Coast
Loan Participations and Assignments	0	0	9,303	9,303
Sovereign Issues	0	39,351	0	39,351
Jamaica
Corporate Bonds & Notes	0	1,723	0	1,723
Jersey, Channel Islands
Asset-Backed Securities	0	0	522	522
Jordan
Sovereign Issues	0	8,552	0	8,552
Kazakhstan
Corporate Bonds & Notes	0	12,462	0	12,462
Sovereign Issues	0	12,136	0	12,136
Kenya
Sovereign Issues	0	9,474	0	9,474
Kuwait
Sovereign Issues	0	1,327	0	1,327
Luxembourg
Corporate Bonds & Notes	0	48,475	0	48,475
Malaysia
Corporate Bonds & Notes	0	13,801	0	13,801
Marshall Islands
Corporate Bonds & Notes	0	450	0	450
Mexico
Common Stocks	2	0	0	2
Corporate Bonds & Notes	0	131,739	0	131,739
Sovereign Issues	0	56,601	0	56,601
Mongolia
Sovereign Issues	0	11,538	0	11,538
Morocco
Corporate Bonds & Notes	0	3,269	0	3,269
Sovereign Issues	0	11,684	0	11,684
Namibia
Sovereign Issues	0	2,412	0	2,412
U.S. Government Agencies	0	5,083	0	5,083
Netherlands
Asset-Backed Securities	0	192	0	192
Corporate Bonds & Notes	0	30,545	0	30,545
Nigeria
Loan Participations and Assignments	0	0	12,736	12,736
Sovereign Issues	0	61,715	0	61,715
Oman
Sovereign Issues	0	47,859	0	47,859
Pakistan
Corporate Bonds & Notes	0	6,401	0	6,401
Sovereign Issues	0	7,818	0	7,818
Panama
Corporate Bonds & Notes	0	7,887	0	7,887
Sovereign Issues	0	19,365	0	19,365
Paraguay
Sovereign Issues	0	9,223	0	9,223
Peru
Corporate Bonds & Notes	0	13,031	0	13,031
Sovereign Issues	0	21,897	0	21,897
Philippines
Corporate Bonds & Notes	0	5,834	0	5,834
Sovereign Issues	0	20,489	0	20,489
Qatar
Sovereign Issues	0	44,771	0	44,771
Romania
Sovereign Issues	0	31,191	0	31,191
Russia
Corporate Bonds & Notes	0	4,241	0	4,241
Sovereign Issues	0	38,974	0	38,974
Saudi Arabia
Corporate Bonds & Notes	0	18,996	0	18,996
Sovereign Issues	0	64,646	0	64,646

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2021
Senegal
Sovereign Issues	$0	$10,791	$0	$10,791
Serbia
Sovereign Issues	0	13,434	0	13,434
Singapore
Corporate Bonds & Notes	0	2,920	0	2,920
South Africa
Corporate Bonds & Notes	0	33,172	0	33,172
Loan Participations and Assignments	0	0	38,822	38,822
Sovereign Issues	0	99,038	0	99,038
Sri Lanka
Sovereign Issues	0	24,839	0	24,839
Tanzania
Loan Participations and Assignments	0	0	2,760	2,760
Thailand
Corporate Bonds & Notes	0	5,215	0	5,215
Trinidad and Tobago
Corporate Bonds & Notes	0	645	0	645
Tunisia
Sovereign Issues	0	1,275	0	1,275
Turkey
Corporate Bonds & Notes	0	6,021	0	6,021
Sovereign Issues	0	105,928	0	105,928
Ukraine
Sovereign Issues	0	66,234	0	66,234
United Arab Emirates
Corporate Bonds & Notes	0	18,483	0	18,483
Sovereign Issues	0	43,484	0	43,484
United Kingdom
Corporate Bonds & Notes	0	12,586	0	12,586
United States
Asset-Backed Securities	0	22,755	0	22,755
Corporate Bonds & Notes	0	26,722	0	26,722
Non-Agency Mortgage-Backed Securities	0	21,769	0	21,769
U.S. Government Agencies	0	14,916	0	14,916
U.S. Treasury Obligations	0	33,536	0	33,536
Uruguay
Sovereign Issues	0	19,810	0	19,810
Venezuela
Corporate Bonds & Notes	0	3,512	0	3,512
Sovereign Issues	0	7,361	0	7,361
Vietnam
Sovereign Issues	0	1,444	0	1,444
Virgin Islands (British)
Corporate Bonds & Notes	0	7,560	0	7,560
Zambia
Sovereign Issues	0	5,686	0	5,686
Short-Term Instruments
Repurchase Agreements	0	5,253	0	5,253
Short-Term Notes	0	0	318	318
Egypt Treasury Bills	0	16,338	0	16,338

	$2	$2,374,835	$65,237	$2,440,074

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$195,816	$0	$0	$195,816

Total Investments	$195,818	$2,374,835	$65,237	$2,635,890

Short Sales, at Value - Liabilities
United States
U.S. Treasury Obligations	$0	$(26,691)	$0	$(26,691)

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2021	51

Schedule of Investments	PIMCO Emerging Markets Bond Fund	(Cont.)

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2021
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	$507	$213	$0	$720
Over the counter	0	13,260	0	13,260

	$507	$13,473	$0	$13,980

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2021
Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	$(1,186)	$(245)	$0	$(1,431)
Over the counter	0	(7,999)	0	(7,999)

	$(1,186)	$(8,244)	$0	$(9,430)

Total Financial Derivative Instruments	$(679)	$5,229	$0	$4,550

Totals	$195,139	$2,353,373	$65,237	$2,613,749

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ended March 31, 2021:

Category and Subcategory	Beginning Balance at 03/31/2020	Net Purchases	Net Sales/ Settlements	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation)(1)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 03/31/2021	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 03/31/2021(1)
Investments in Securities, at Value
Brazil
Loan Participations and Assignments	$11,929	$0	$(11,900)	$19	$0	$(48)	$0	$0	$0	$0
Cayman Islands
Asset-Backed Securities	1,802	0	(1,034)	2	1	5	0	0	776	2
Ivory Coast
Loan Participations and Assignments	0	9,661	0	0	0	(358)	0	0	9,303	(358)
Jersey, Channel Islands
Asset-Backed Securities	1,551	0	(1,046)	0	12	5	0	0	522	5
Luxembourg
Corporate Bonds & Notes	19	73	0	0	0	(51)	0	(41)	0	0
Nigeria
Loan Participations and Assignments	0	12,541	0	15	0	180	0	0	12,736	180
Qatar
Loan Participations and Assignments	11,588	0	(11,600)	39	0	(27)	0	0	0	0
Senegal
Loan Participations and Assignments	8,085	0	(8,415)	0	135	195	0	0	0	0
South Africa
Loan Participations and Assignments	26,516	17,867	(5,151)	(112)	0	(298)	0	0	38,822	(298)
Tanzania
Loan Participations and Assignments	4,594	0	(1,828)	5	5	(16)	0	0	2,760	(2)
Short-Term Instruments
Short-Term Notes	0	320	0	2	0	(4)	0	0	318	(4)

Totals	$66,084	$40,462	$(40,974)	$(30)	$153	$(417)	$0	$(41)	$65,237	$(475)

52	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

March 31, 2021

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category and Subcategory	Ending Balance at 03/31/2021	Valuation Technique	Unobservable Inputs	(% Unless Noted Otherwise)
				Input Value(s)	Weighted Average
Investments in Securities, at Value
Cayman Islands
Asset-Backed Securities	$776	Other Valuation Techniques(2)	—	—	—
Ivory Coast
Loan Participations and Assignments	9,303	Proxy Pricing	Base Price	99.379-99.862	99.506
Jersey, Channel Islands
Asset-Backed Securities	522	Other Valuation Techniques(2)	—	—	—
Nigeria
Loan Participations and Assignments	12,736	Proxy Pricing	Base Price	100.387	—
South Africa
Loan Participations and Assignments	12,588	Reference Instrument	Yield	6.169	—
	26,234	Third Party Vendor	Broker Quote	99.750	—
Tanzania
Loan Participations and Assignments	2,760	Proxy Pricing	Base Price	100.625	—
Short-Term Instruments
Short-Term Notes	318	Proxy Pricing	Base Price	91.461	—

Total	$65,237

(1)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at March 31, 2021 may be due to an investment no longer held or categorized as Level 3 at period end.

(2)	Includes valuation techniques not defined in the Notes to Financial Statements as securities valued using such techniques are not considered significant to the Fund.

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2021	53

Schedule of Investments	PIMCO Emerging Markets Corporate Bond Fund

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 99.9%

ARGENTINA 0.9%

CORPORATE BONDS & NOTES 0.4%

MSU Energy S.A.
6.875% due 02/01/2025		$300	$203

Pampa Energia S.A.
7.375% due 07/21/2023		300	277

YPF S.A.
2.500% due 06/30/2029 þ		280	159
4.000% due 02/12/2026 þ		176	143

			782

SOVEREIGN ISSUES 0.5%

Argentina Government International Bond
0.125% due 07/09/2030 þ		6	2
0.125% due 07/09/2035 þ		3	1

Provincia de Cordoba
3.000% due 06/01/2027 ^þ(c)		911	542

Provincia de Neuquen
2.500% due 04/27/2030 ^þ(c)		620	336

			881

Total Argentina (Cost $2,121)			1,663

AUSTRIA 0.4%

CORPORATE BONDS & NOTES 0.4%

Sappi Papier Holding GmbH
3.125% due 04/15/2026	EUR	200	236
3.625% due 03/15/2028		200	235
7.500% due 06/15/2032		$200	218

Total Austria (Cost $649)			689

AZERBAIJAN 0.5%

CORPORATE BONDS & NOTES 0.5%

Southern Gas Corridor CJSC
6.875% due 03/24/2026		$834	988

Total Azerbaijan (Cost $952)			988

BERMUDA 0.5%

CORPORATE BONDS & NOTES 0.5%

Geopark Ltd.
5.500% due 01/17/2027		$700	711

Star Energy Geothermal Darajat
4.850% due 10/14/2038		200	219

Total Bermuda (Cost $896)			930

BRAZIL 6.1%

CORPORATE BONDS & NOTES 6.1%

Banco BTG Pactual S.A.
4.500% due 01/10/2025		$1,100	1,126

Braskem Netherlands Finance BV
4.500% due 01/10/2028		800	823

BRF S.A.
4.875% due 01/24/2030		1,500	1,533
5.750% due 09/21/2050		200	197

CSN Inova Ventures
6.750% due 01/28/2028		1,100	1,167

CSN Islands Corp.
7.000% due 06/23/2021 (f)		200	201

Itau Unibanco Holding S.A.
2.900% due 01/24/2023		200	204
3.250% due 01/24/2025		300	306

JBS Investments GmbH
7.000% due 01/15/2026		600	640

Odebrecht Oil & Gas Finance Ltd.
0.000% due 04/26/2021 (e)(f)		1,122	7

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Petrobras Global Finance BV
5.600% due 01/03/2031		$800	$845
6.250% due 12/14/2026	GBP	100	155
7.250% due 03/17/2044		$400	459

Rede D’or Finance SARL
4.500% due 01/22/2030		200	197

Samarco Mineracao S.A.
5.750% due 10/24/2023 ^(c)		500	424

Suzano Austria GmbH
7.000% due 03/16/2047		700	903

Vale Overseas Ltd.
3.750% due 07/08/2030		300	314
6.875% due 11/21/2036		1,000	1,331
6.875% due 11/10/2039		200	267

			11,099

		SHARES
WARRANTS 0.0%

OAS S.A. - Exp. 05/16/2039 «(h)		131,712	2

Total Brazil (Cost $10,843)			11,101

CANADA 1.4%

COMMON STOCKS 0.0%

Frontera Energy Corp.		16,190	83

		PRINCIPAL AMOUNT (000S)
CORPORATE BONDS & NOTES 1.4%

Canacol Energy Ltd.
7.250% due 05/03/2025		$1,200	1,274

First Quantum Minerals Ltd.
6.875% due 10/15/2027		800	859

Frontera Energy Corp.
9.700% due 06/25/2023		400	398

			2,531

Total Canada (Cost $3,797)			2,614

CAYMAN ISLANDS 13.8%

CORPORATE BONDS & NOTES 13.8%

ADCB Finance Cayman Ltd.
4.000% due 03/29/2023		$900	955

Arabian Centres Co. Ltd.
5.375% due 11/26/2024		400	408

Arabian Centres Sukuk Ltd.
5.375% due 11/26/2024		200	204

Baidu, Inc.
2.375% due 10/09/2030		200	194
3.425% due 04/07/2030		300	315

Country Garden Holdings Co. Ltd.
7.250% due 04/08/2026		900	1,006

EMG SUKUK Ltd.
4.564% due 06/18/2024		300	320

Fab Sukuk Co. Ltd.
3.875% due 01/22/2024		1,400	1,508

Goodman HK Finance
3.000% due 07/22/2030		400	399

Health & Happiness H&H International Holdings Ltd.
5.625% due 10/24/2024		800	833

IIRSA Norte Finance Ltd.
8.750% due 05/30/2024		35	38

Kaisa Group Holdings Ltd.
9.375% due 06/30/2024		400	385
9.750% due 09/28/2023		300	306
11.250% due 04/16/2025		700	688

MAF Sukuk Ltd.
4.500% due 11/03/2025		300	329
4.638% due 05/14/2029		400	446

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Melco Resorts Finance Ltd.
4.875% due 06/06/2025	$800	$824
5.375% due 12/04/2029	600	639
5.625% due 07/17/2027	300	314

MGM China Holdings Ltd.
5.250% due 06/18/2025	200	209
5.375% due 05/15/2024	700	724
5.875% due 05/15/2026	200	210

New Metro Global Ltd.
6.800% due 08/05/2023	800	842

Odebrecht Drilling Norbe Ltd.
6.350% due 12/01/2021 ^	123	121

Odebrecht Holdco Finance Ltd.
0.000% due 09/10/2058 (e)	2,121	57

Odebrecht Offshore Drilling Finance Ltd.
6.720% due 12/01/2022 ^	563	553

OEC Finance Ltd. (6.562% PIK)
6.562% due 10/25/2029 (b)	154	26

OEC Finance Ltd. (7.875% PIK)
7.875% due 12/27/2033 (b)	1,013	168

OEC Finance Ltd. (10.688% PIK)
10.688% due 12/26/2046 (b)	568	94

Powerlong Real Estate Holdings Ltd.
5.950% due 04/30/2025	800	841

QNB Finance Ltd.
3.500% due 03/28/2024	1,800	1,918

Samba Funding Ltd.
2.900% due 01/29/2027	600	628

Sands China Ltd.
4.375% due 06/18/2030	600	636
5.125% due 08/08/2025	2,200	2,465

SPARC EM SPC Panama Metro Line SP
0.000% due 12/05/2022 (e)	504	493

Sunac China Holdings Ltd.
6.500% due 01/10/2025	900	919

Sunny Optical Technology Group Co. Ltd.
3.750% due 01/23/2023	800	831

Tingyi Cayman Islands Holding Corp.
1.625% due 09/24/2025	400	393

Wynn Macau Ltd.
4.875% due 10/01/2024	800	813
5.500% due 01/15/2026	700	732

Yingde Gases Investment Ltd.
6.250% due 01/19/2023	800	827

Zhongsheng Group Holdings Ltd.
3.000% due 01/13/2026	400	403

Total Cayman Islands (Cost $25,357)		25,014

CHILE 1.4%

CORPORATE BONDS & NOTES 1.4%

Banco de Credito e Inversiones S.A.
3.500% due 10/12/2027	$800	856

Banco Santander Chile
2.700% due 01/10/2025	1,400	1,466

Embotelladora Andina S.A.
3.950% due 01/21/2050	150	159

Empresa Electrica Cochrane SpA
5.500% due 05/14/2027	90	94

Total Chile (Cost $2,580)		2,575

CHINA 2.3%

CORPORATE BONDS & NOTES 2.3%

Bank of China Ltd.
5.000% due 11/13/2024 (g)	$600	675

China Construction Bank Corp.
2.450% due 06/24/2030 •(g)	400	407

Contemporary Ruiding Development Ltd.
2.625% due 09/17/2030	400	388

Yango Justice International Ltd.
7.500% due 04/15/2024	400	391

54	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

March 31, 2021

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Yunda Holding Investment Ltd.
2.250% due 08/19/2025		$1,500	$1,486

Zoomlion HK SPV Co. Ltd.
6.125% due 12/20/2022		800	844

Total China (Cost $4,208)			4,191

COLOMBIA 2.0%

CORPORATE BONDS & NOTES 2.0%

Bancolombia S.A.
3.000% due 01/29/2025		$800	819

Ecopetrol S.A.
5.875% due 05/28/2045		700	748
6.875% due 04/29/2030		1,700	2,073

Total Colombia (Cost $3,699)			3,640

DOMINICAN REPUBLIC 0.5%

SOVEREIGN ISSUES 0.5%

Dominican Republic International Bond
5.300% due 01/21/2041		$500	493
5.875% due 01/30/2060		400	385

Total Dominican Republic (Cost $877)			878

FRANCE 0.2%

CORPORATE BONDS & NOTES 0.2%

Credit Agricole S.A.
6.500% due 06/23/2021 •(f)(g)	EUR	200	238

Societe Generale S.A.
7.375% due 09/13/2021 •(f)(g)		$200	205

Total France (Cost $444)			443

GERMANY 0.4%

CORPORATE BONDS & NOTES 0.4%

Deutsche Bank AG
3.547% due 09/18/2031 •		$700	724

Total Germany (Cost $701)			724

GUATEMALA 0.1%

CORPORATE BONDS & NOTES 0.1%

Industrial Senior Trust
5.500% due 11/01/2022		$200	207

Total Guatemala (Cost $205)			207

GUERNSEY, CHANNEL ISLANDS 0.5%

CORPORATE BONDS & NOTES 0.5%

Globalworth Real Estate Investments Ltd.
2.875% due 06/20/2022	EUR	700	847

Total Guernsey, Channel Islands (Cost $798)			847

HONG KONG 2.2%

CORPORATE BONDS & NOTES 2.2%

Fortune Star BVI Ltd.
4.350% due 05/06/2023	EUR	1,100	1,299

Huarong Finance Co. Ltd.
5.500% due 01/16/2025		$500	552

Lenovo Group Ltd.
5.875% due 04/24/2025		500	568

MTR Corp. Ltd.
1.625% due 08/19/2030		400	377

Poly Developments and Holdings Group Co. Ltd.
3.950% due 02/05/2023		400	416

Yanlord Land HK Co. Ltd.
6.800% due 02/27/2024		800	844

Total Hong Kong (Cost $4,031)			4,056

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INDIA 1.2%

CORPORATE BONDS & NOTES 1.2%

Adani Electricity Mumbai Ltd.
3.949% due 02/12/2030		$300	$303

Adani Transmission Ltd.
4.250% due 05/21/2036		193	200

Bharti Airtel Ltd.
4.375% due 06/10/2025		500	538

Muthoot Finance Ltd.
4.400% due 09/02/2023		400	405
6.125% due 10/31/2022		300	312

ReNew Power Pvt Ltd.
5.875% due 03/05/2027		200	214

ReNew Power Synthetic
6.670% due 03/12/2024		200	210

Total India (Cost $2,101)			2,182

INDONESIA 1.4%

CORPORATE BONDS & NOTES 1.4%

Bank Mandiri Persero Tbk PT
4.750% due 05/13/2025		$600	662

LLPL Capital Pte Ltd.
6.875% due 02/04/2039		365	427

Pertamina Persero PT
5.625% due 05/20/2043		300	340

Perusahaan Gas Negara Tbk PT
5.125% due 05/16/2024		200	220

PT Perusahaan Listrik Negara
3.375% due 02/05/2030		800	809

Total Indonesia (Cost $2,501)			2,458

IRELAND 3.3%

CORPORATE BONDS & NOTES 3.3%

Alfa Bank AO Via Alfa Bond Issuance PLC
5.950% due 04/15/2030 •(g)		$1,700	1,741

Credit Bank of Moscow Via CBOM Finance PLC
4.700% due 01/29/2025		300	303

Mobile Telesystems OJSC Via MTS International Funding DAC
5.000% due 05/30/2023		400	425

Novolipetsk Steel Via Steel Funding DAC
4.000% due 09/21/2024		700	743
4.500% due 06/15/2023		300	317
4.700% due 05/30/2026		200	219

Phosagro OAO Via Phosagro Bond Funding DAC
3.050% due 01/23/2025		1,300	1,337

Sovcombank Via SovCom Capital DAC
3.400% due 01/26/2025		800	793

Total Ireland (Cost $5,736)			5,878

ISLE OF MAN 0.8%

CORPORATE BONDS & NOTES 0.8%

Gohl Capital Ltd.
4.250% due 01/24/2027		$600	638

NE Property BV
1.875% due 10/09/2026	EUR	400	476
2.625% due 05/22/2023		300	365

Total Isle of Man (Cost $1,433)			1,479

ISRAEL 3.5%

CORPORATE BONDS & NOTES 3.5%

Bank Leumi Le-Israel BM
3.275% due 01/29/2031 •(g)		$1,369	1,400

Energean Israel Finance Ltd.
4.500% due 03/30/2024		300	302
4.875% due 03/30/2026		300	303

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

ICL Group Ltd.
6.375% due 05/31/2038		$300	$383

Israel Electric Corp. Ltd.
4.250% due 08/14/2028		900	1,002
5.000% due 11/12/2024		1,000	1,125

Leviathan Bond Ltd.
6.125% due 06/30/2025		200	217
6.500% due 06/30/2027		600	658

Mizrahi Tefahot Bank Ltd.
3.077% due 04/07/2031 •(a)(g)		1,000	1,000

Total Israel (Cost $6,294)			6,390

ITALY 0.5%

CORPORATE BONDS & NOTES 0.5%

Intesa Sanpaolo SpA
5.875% due 09/01/2031 •(f)(g)	EUR	300	395

UniCredit SpA
5.459% due 06/30/2035 •		$400	425

Total Italy (Cost $834)			820

IVORY COAST 0.2%

SOVEREIGN ISSUES 0.2%

Ivory Coast Government International Bond
4.875% due 01/30/2032	EUR	300	344

Total Ivory Coast (Cost $378)			344

KAZAKHSTAN 0.5%

CORPORATE BONDS & NOTES 0.5%

Tengizchevroil Finance Co. International Ltd.
3.250% due 08/15/2030		$900	899

Total Kazakhstan (Cost $891)			899

LUXEMBOURG 4.5%

CORPORATE BONDS & NOTES 4.5%

Altice Financing S.A.
2.250% due 01/15/2025	EUR	800	918

Andrade Gutierrez International S.A. (11.000% Cash or 12.000% PIK)
11.000% due 08/20/2021 (b)		$1	1

Gazprom Neft OAO Via GPN Capital S.A.
6.000% due 11/27/2023		1,700	1,874

Gazprom OAO Via Gaz Capital S.A.
4.950% due 03/23/2027		400	439

Guara Norte SARL
5.198% due 06/15/2034		400	393

Sberbank of Russia Via SB Capital S.A.
5.250% due 05/23/2023 (g)		1,900	2,016
6.125% due 02/07/2022		400	417

Severstal OAO Via Steel Capital S.A.
3.150% due 09/16/2024		1,000	1,029

Unigel Luxembourg S.A.
8.750% due 10/01/2026		700	757

Votorantim Cimentos S.A.
7.250% due 04/05/2041		200	257

Total Luxembourg (Cost $7,981)			8,101

MAURITIUS 2.2%

CORPORATE BONDS & NOTES 2.2%

Azure Power Energy Ltd.
5.500% due 11/03/2022		$400	409

Azure Power Solar Energy Pvt Ltd.
5.650% due 12/24/2024		200	212

Greenko Dutch BV
3.850% due 03/29/2026		500	503
4.875% due 07/24/2022		400	405

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2021	55

Schedule of Investments	PIMCO Emerging Markets Corporate Bond Fund	(Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Greenko Solar Mauritius Ltd.
5.550% due 01/29/2025		$1,000	$1,030

India Green Energy Holdings
5.375% due 04/29/2024		800	832

MTN Mauritius Investments Ltd.
4.755% due 11/11/2024		500	525

Total Mauritius (Cost $3,838)			3,916

		SHARES
MEXICO 4.0%

COMMON STOCKS 0.0%

Hipotecaria Su Casita S.A. «		172,487	0

		PRINCIPAL AMOUNT (000S)
CORPORATE BONDS & NOTES 4.0%

Banco Inbursa S.A. Institucion de Banca Multiple
4.125% due 06/06/2024		$1,300	1,390

Banco Mercantil del Norte S.A.
6.875% due 07/06/2022 •(f)(g)		200	205

Banco Santander Mexico S.A.
5.375% due 04/17/2025		1,700	1,912

BBVA Bancomer S.A.
1.875% due 09/18/2025		800	803

Cibanco S.A. Ibm
4.962% due 07/18/2029		700	772

Fomento Economico Mexicano S.A.B. de C.V.
4.375% due 05/10/2043		600	679

Industrias Penoles S.A.B. de C.V.
4.150% due 09/12/2029		300	327
4.750% due 08/06/2050		200	206

Kimberly-Clark de Mexico S.A.B. de C.V.
2.431% due 07/01/2031		200	195

Petroleos Mexicanos
6.750% due 09/21/2047		400	341

Trust Fibra Uno
6.390% due 01/15/2050		300	331

			7,161

Total Mexico (Cost $8,188)			7,161

MOROCCO 1.2%

CORPORATE BONDS & NOTES 1.2%

OCP S.A.
4.500% due 10/22/2025		$1,200	1,275
6.875% due 04/25/2044		700	817

Total Morocco (Cost $2,142)			2,092

MULTINATIONAL 0.1%

CORPORATE BONDS & NOTES 0.1%

Digicel Holdings Bermuda Ltd.
8.750% due 05/25/2024		$194	201

Total Multinational (Cost $188)			201

NETHERLANDS 3.7%

CORPORATE BONDS & NOTES 3.7%

IHS Netherlands Holdco BV
7.125% due 03/18/2025		$1,300	$1,367
8.000% due 09/18/2027		400	433

Metinvest BV
5.625% due 06/17/2025	EUR	400	497
8.500% due 04/23/2026		$900	1,007

Prosus NV
2.031% due 08/03/2032	EUR	200	241
3.832% due 02/08/2051		$400	352

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Teva Pharmaceutical Finance Netherlands BV
2.800% due 07/21/2023		$2,800	$2,791

Total Netherlands (Cost $6,251)			6,688

NIGERIA 0.6%

CORPORATE BONDS & NOTES 0.1%

Access Bank PLC
10.500% due 10/19/2021		$200	208

LOAN PARTICIPATIONS AND ASSIGNMENTS 0.4%

Bank of Industry Limited
6.220% (LIBOR03M + 6.000%) due 12/14/2023 «~		800	802

SOVEREIGN ISSUES 0.1%

Nigeria Government International Bond
5.625% due 06/27/2022		100	104

Total Nigeria (Cost $1,097)			1,114

NORWAY 0.2%

CORPORATE BONDS & NOTES 0.2%

Aker BP ASA
3.750% due 01/15/2030		$400	413

Total Norway (Cost $384)			413

OMAN 0.6%

SOVEREIGN ISSUES 0.6%

Oman Government International Bond
6.250% due 01/25/2031		$800	839
6.750% due 10/28/2027		200	221

Total Oman (Cost $1,021)			1,060

PERU 2.0%

CORPORATE BONDS & NOTES 2.0%

Banco de Credito del Peru
2.700% due 01/11/2025		$800	825

Banco Internacional del Peru SAA Interbank
3.250% due 10/04/2026		800	829

InRetail Consumer
3.250% due 03/22/2028		800	801

Peru LNG SRL
5.375% due 03/22/2030		400	360

Volcan Cia Minera SAA
4.375% due 02/11/2026		700	718

Total Peru (Cost $3,578)			3,533

QATAR 0.4%

CORPORATE BONDS & NOTES 0.4%

Ras Laffan Liquefied Natural Gas Co. Ltd.
6.332% due 09/30/2027		$550	635

Total Qatar (Cost $642)			635

ROMANIA 0.5%

CORPORATE BONDS & NOTES 0.5%

RCS & RDS S.A.
2.500% due 02/05/2025	EUR	600	702
3.250% due 02/05/2028		100	118

Total Romania (Cost $766)			820

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
RUSSIA 2.0%

CORPORATE BONDS & NOTES 2.0%

ALROSA Finance S.A.
3.100% due 06/25/2027		$800	$808
4.650% due 04/09/2024		200	214

Lukoil Securities BV
3.875% due 05/06/2030		1,700	1,755

MMK International Capital DAC
4.375% due 06/13/2024		700	751

Total Russia (Cost $3,483)			3,528

SAUDI ARABIA 1.6%

CORPORATE BONDS & NOTES 1.6%

Saudi Arabian Oil Co.
2.250% due 11/24/2030		$700	671
2.875% due 04/16/2024		1,400	1,476
4.250% due 04/16/2039		700	757

Total Saudi Arabia (Cost $2,913)			2,904

SERBIA 0.1%

SOVEREIGN ISSUES 0.1%

Serbia Government International Bond
1.650% due 03/03/2033	EUR	200	228

Total Serbia (Cost $236)			228

SINGAPORE 1.8%

CORPORATE BONDS & NOTES 1.8%

ABJA Investment Co. Pte. Ltd.
5.450% due 01/24/2028		$900	929

BOC Aviation Ltd.
2.625% due 09/17/2030		800	771

Oversea-Chinese Banking Corp. Ltd.
1.832% due 09/10/2030 •(g)		1,500	1,488

Total Singapore (Cost $3,181)			3,188

		SHARES
SOUTH AFRICA 6.0%

COMMON STOCKS 0.1%

Petra Diamonds Ltd. (d)		10,933,325	220

		PRINCIPAL AMOUNT (000S)
CORPORATE BONDS & NOTES 3.7%

AngloGold Ashanti Holdings PLC
5.125% due 08/01/2022		$800	836
6.500% due 04/15/2040		600	722

Growthpoint Properties International Pty. Ltd.
5.872% due 05/02/2023		1,300	1,381

Prosus NV
4.850% due 07/06/2027		1,300	1,459
5.500% due 07/21/2025		400	455

Sasol Financing USA LLC
5.875% due 03/27/2024		800	850
6.500% due 09/27/2028		1,000	1,078

			6,781

LOAN PARTICIPATIONS AND ASSIGNMENTS 0.5%

Sasol Ltd.
0.500% - 1.825% (LIBOR03M + 1.600%) due 11/23/2022 «~µ		1,000	932

56	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

March 31, 2021

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SOVEREIGN ISSUES 1.7%

South Africa Government International Bond
7.750% due 02/28/2023	ZAR	33,800	$2,390
10.500% due 12/21/2026		8,800	679

			3,069

Total South Africa (Cost $10,670)			11,002

SOUTH KOREA 1.0%

CORPORATE BONDS & NOTES 1.0%

Kookmin Bank
2.500% due 11/04/2030 (g)		$400	389

Shinhan Bank Co. Ltd.
3.875% due 03/24/2026 (g)		700	768

Woori Bank
4.750% due 04/30/2024 (g)		600	665

Total South Korea (Cost $1,729)			1,822

SPAIN 0.3%

CORPORATE BONDS & NOTES 0.3%

International Airport Finance S.A.
12.000% due 03/15/2033		$499	485

Total Spain (Cost $499)			485

SUPRANATIONAL 0.5%

CORPORATE BONDS & NOTES 0.5%

Africa Finance Corp.
3.875% due 04/13/2024		$400	424
4.375% due 04/17/2026		200	217

African Export-Import Bank
4.125% due 06/20/2024		300	318

Total Supranational (Cost $894)			959

TURKEY 3.3%

CORPORATE BONDS & NOTES 2.9%

Akbank T.A.S.
6.800% due 02/06/2026		$700	700

QNB Finansbank A/S
4.875% due 05/19/2022		500	502
6.875% due 09/07/2024		1,400	1,450

Turk Telekomunikasyon A/S
6.875% due 02/28/2025		300	319

Turkish Airlines Pass-Through Trust
4.200% due 09/15/2028		414	376

Turkiye Garanti Bankasi A/S
5.875% due 03/16/2023		600	610

Turkiye Sise ve Cam Fabrikalari A/S
6.950% due 03/14/2026		900	964

Yapi ve Kredi Bankasi A/S
5.750% due 02/24/2022		300	303

			5,224

SOVEREIGN ISSUES 0.4%

Turkiye Ihracat Kredi Bankasi A/S
8.250% due 01/24/2024		700	731

Total Turkey (Cost $5,839)			5,955

UKRAINE 0.5%

CORPORATE BONDS & NOTES 0.1%

VF Ukraine PAT via VFU Funding PLC
6.200% due 02/11/2025		$200	207

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SOVEREIGN ISSUES 0.4%

Ukraine Government International Bond
0.000% due 05/31/2040 ~		$500	$517
7.750% due 09/01/2021		200	204

			721

Total Ukraine (Cost $726)			928

UNITED ARAB EMIRATES 1.1%

CORPORATE BONDS & NOTES 1.1%

ADES International Holding PLC
8.625% due 04/24/2024		$400	415

Kuwait Projects Co. SPC Ltd.
4.229% due 10/29/2026		400	390
4.500% due 02/23/2027		800	778

Oztel Holdings SPC Ltd.
6.625% due 04/24/2028		300	329

Total United Arab Emirates (Cost $1,936)			1,912

UNITED KINGDOM 2.8%

CORPORATE BONDS & NOTES 2.8%

Antofagasta PLC
2.375% due 10/14/2030		$200	196

Barclays PLC
8.000% due 06/15/2024 •(f)(g)		300	333

DTEK Finance PLC
10.750% due 12/31/2024 ^(c)		700	577

Fresnillo PLC
4.250% due 10/02/2050		700	689

Gazprom PJSC via Gaz Finance PLC
1.500% due 02/17/2027	EUR	200	232
3.000% due 06/29/2027		$800	790

HSBC Holdings PLC
4.600% due 12/17/2030 •(f)(g)		200	198

Natwest Group PLC
5.125% due 05/12/2027 •(f)(g)	GBP	200	290

Petra Diamonds U.S. Treasury PLC (10.500% PIK)
10.500% due 03/08/2026 (b)		$418	408

Rolls-Royce PLC
5.750% due 10/15/2027	GBP	600	901

Vedanta Resources Finance PLC
8.000% due 04/23/2023		$500	457

Total United Kingdom (Cost $5,080)			5,071

UNITED STATES 12.4%

ASSET-BACKED SECURITIES 0.6%

Citigroup Mortgage Loan Trust
7.250% due 05/25/2036 þ		$283	200

Countrywide Asset-Backed Certificates
0.329% due 09/25/2037 ^•		32	32

JP Morgan Mortgage Acquisition Corp.
1.084% due 12/25/2035 •		700	671

NovaStar Mortgage Funding Trust
0.309% due 09/25/2037 •		164	161

			1,064

CORPORATE BONDS & NOTES 4.1%

DAE Funding LLC
5.000% due 08/01/2024		900	929

Hikma Finance USA LLC
3.250% due 07/09/2025		700	725

Invepar Holdings LLC
1.000% due 12/31/2049 «(h)		158	0

Kosmos Energy Ltd.
7.125% due 04/04/2026		900	875

NBM U.S. Holdings, Inc.
7.000% due 05/14/2026		600	646

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Rio Oil Finance Trust
8.200% due 04/06/2028		$2,328	$2,660
9.750% due 01/06/2027		787	923

Stillwater Mining Co.
7.125% due 06/27/2025		700	733

			7,491

NON-AGENCY MORTGAGE-BACKED SECURITIES 0.4%

Chevy Chase Funding LLC Mortgage-Backed Certificates
0.710% due 10/25/2035 •		505	503

Citigroup Mortgage Loan Trust
3.256% due 08/25/2036 ~		300	288

			791

U.S. TREASURY OBLIGATIONS 7.3%

U.S. Treasury Bonds
1.375% due 11/15/2040 (i)		1,800	1,532

U.S. Treasury Notes
1.875% due 01/31/2022 (i)		7,100	7,208
2.000% due 08/31/2021		1,300	1,310
2.000% due 12/31/2021		1,500	1,522
2.125% due 12/31/2022		1,600	1,655

			13,227

Total United States (Cost $22,285)			22,573

VIRGIN ISLANDS (BRITISH) 1.9%

CORPORATE BONDS & NOTES 1.9%

Gold Fields Orogen Holdings BVI Ltd.
6.125% due 05/15/2029		$1,400	1,645

NWD MTN Ltd.
4.375% due 11/30/2022		200	210

OAS Restructuring BVI Ltd. (0.250% Cash and 4.750% PIK)
5.000% due 03/31/2035 «(b)(h)	BRL	356	3

Star Energy Geothermal Wayang Windu Ltd.
6.750% due 04/24/2033		$726	819

Studio City Finance Ltd.
5.000% due 01/15/2029		800	804

Total Virgin Islands (British) (Cost $3,397)			3,481

Total Investments in Securities (Cost $181,270)			180,780

		SHARES
INVESTMENTS IN AFFILIATES 2.0%

SHORT-TERM INSTRUMENTS 2.0%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 2.0%

PIMCO Short-Term Floating NAV Portfolio III		367,665	3,625

Total Short-Term Instruments (Cost $3,625)			3,625

Total Investments in Affiliates (Cost $3,625)			3,625

Total Investments 101.9% (Cost $184,895)			$184,405

Financial Derivative Instruments (j)(k) 0.0% (Cost or Premiums, net $(47))			6

Other Assets and Liabilities, net (1.9)%			(3,449)

Net Assets 100.0%			$180,962

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2021	57

Schedule of Investments	PIMCO Emerging Markets Corporate Bond Fund	(Cont.)

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
«	Security valued using significant unobservable inputs (Level 3).
µ

All or a portion of this amount represents unfunded loan commitments. The interest rate for the unfunded portion will be determined at the time of funding. See Note 4, Securities and Other Investments, in the Notes to Financial Statements for more information regarding unfunded loan commitments.

~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
(a)	When-issued security.
(b)	Payment in-kind security.
(c)	Security is not accruing income as of the date of this report.
(d)	Security did not produce income within the last twelve months.
(e)	Zero coupon security.
(f)	Perpetual maturity; date shown, if applicable, represents next contractual call date.
(g)	Contingent convertible security.

(h)  RESTRICTED SECURITIES:

Issuer Description	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
Invepar Holdings LLC 1.000% due 12/31/2049	11/16/2018	$0	$0	0.00%
OAS Restructuring BVI Ltd. (0.250% Cash and 4.750% PIK) 5.000% due 03/31/2035	04/30/2019	14	3	0.00
OAS S.A. - Exp. 05/16/2039	04/30/2019	0	2	0.00

		$14	$5	0.00%

BORROWINGS AND OTHER FINANCING TRANSACTIONS

SALE-BUYBACK TRANSACTIONS:

Counterparty	Borrowing Rate(1)	Borrowing Date	Maturity Date	Amount Borrowed(1)	Payable for Sale-Buyback Transactions
BOS	0.080%	03/29/2021	04/05/2021	$(2,648)	$(2,648)
MSC	0.070	03/24/2021	04/05/2021	(916)	(916)
UBS	0.070	03/26/2021	04/26/2021	(1,561)	(1,561)

Total Sale-Buyback Transactions					$(5,125)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of March 31, 2021:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(2)
Master Securities Forward Transaction Agreement
BOS	$0	$0	$(2,648)	$(2,648)	$2,639	$(9)
MSC	0	0	(916)	(916)	914	(2)
UBS	0	0	(1,561)	(1,561)	1,532	(29)

Total Borrowings and Other Financing Transactions	$0	$0	$(5,125)

58	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

March 31, 2021

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Sale-Buyback Transactions
U.S. Treasury Obligations	$0	$(5,125)	$0	$0	$(5,125)

Total Borrowings	$0	$(5,125)	$0	$0	$(5,125)

Payable for sale-buyback financing transactions					$(5,125)

(i)	Securities with an aggregate market value of $5,085 have been pledged as collateral under the terms of the above master agreements as of March 31, 2021.

(1)

The average amount of borrowings outstanding during the period ended March 31, 2021 was $(2,110) at a weighted average interest rate of (0.062%). Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(j)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
U.S. Treasury 10-Year Note June Futures	06/2021	95	$12,439	$(314)	$0	$(24)
U.S. Treasury Ultra Long-Term Bond June Futures	06/2021	4	725	(43)	0	(4)

Total Futures Contracts				$(357)	$0	$(28)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CREDIT INDICES - BUY PROTECTION(1)

Index/Tranches	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Notional Amount(2)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(3)	Variation Margin
								Asset	Liability
CDX.EM-32 5-Year Index	(1.000)%	Quarterly	12/20/2024	$2,697	$87	$(49)	$38	$0	$(2)

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
									Asset	Liability
Receive	3-Month USD-LIBOR	1.750%	Semi-Annual	06/21/2047	$300	$(49)	$76	$27	$1	$0

Total Swap Agreements						$38	$27	$65	$1	$(2)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of March 31, 2021:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$0	$1	$1	$0	$(28)	$(2)	$(30)

Cash of $479 has been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2021. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(1)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2021	59

Schedule of Investments	PIMCO Emerging Markets Corporate Bond Fund	(Cont.)

(2)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(3)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(k)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BOA	04/2021	BRL	910		$160	$0	$(2)
	04/2021		$164	BRL	910	0	(3)
	04/2021		359	EUR	305	0	(2)
	05/2021	BRL	910		$164	3	0
	06/2021	ZAR	7,134		471	0	(8)

BPS	04/2021	EUR	811		966	15	0

CBK	05/2021	GBP	1,066		1,487	17	0

HUS	04/2021	EUR	181		218	6	0
	06/2021		$84	HKD	651	0	0
	06/2021	ZAR	28,661		$1,857	0	(66)

JPM	06/2021		12,408		812	0	(21)

MYI	04/2021	JPY	169,651		1,539	7	0
	05/2021		$1,540	JPY	169,651	0	(7)

SCX	04/2021	BRL	910		$169	7	0
	04/2021	EUR	5,443		6,612	229	0
	04/2021		$160	BRL	910	2	0
	05/2021	EUR	5,443		$6,401	14	0

SOG	04/2021		$1,606	JPY	169,651	0	(74)

UAG	04/2021	EUR	194		$231	3	0

Total Forward Foreign Currency Contracts						$303	$(183)

WRITTEN OPTIONS:

CREDIT DEFAULT SWAPTIONS ON CREDIT INDICES

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
BOA	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.800%	06/16/2021	400	$(1)	$0

BPS	Call - OTC iTraxx Europe 34 5-Year Index	Buy	0.375	04/21/2021	100	0	0
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.750	04/21/2021	100	0	0
	Call - OTC iTraxx Europe 34 5-Year Index	Buy	0.400	05/19/2021	200	0	0
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.700	05/19/2021	200	0	0
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.750	05/19/2021	1,000	(1)	0
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.800	05/19/2021	500	(1)	0

BRC	Call - OTC iTraxx Europe 34 5-Year Index	Buy	0.375	04/21/2021	2,000	(1)	0
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.750	04/21/2021	2,000	(4)	0
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.750	05/19/2021	800	(1)	0
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.800	05/19/2021	300	0	0
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.800	06/16/2021	1,000	(1)	(1)
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.850	06/16/2021	700	(1)	0
	Call - OTC iTraxx Europe 34 5-Year Index	Buy	0.400	07/21/2021	700	0	(1)
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.750	07/21/2021	700	(1)	(1)

DUB	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.750	05/19/2021	1,300	(1)	0
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.850	06/16/2021	200	0	0

GST	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.800	05/19/2021	1,600	(2)	0
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.800	06/16/2021	900	(1)	0
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.850	06/16/2021	200	0	0
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.750	07/21/2021	700	(1)	(1)

						$(17)	$(4)

Total Written Options						$(17)	$(4)

60	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

March 31, 2021

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON SOVEREIGN ISSUES - BUY PROTECTION(2)

Counterparty	Reference Entity	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2021(4)	Notional Amount(5)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(6)
										Asset	Liability
BOA	Brazil Government International Bond	(1.000)%	Quarterly	06/20/2024	1.616%	$	1,500	$24	$5	$29	$0
	Mexico Government International Bond	(1.000)	Quarterly	12/20/2023	0.596		1,500	24	(41)	0	(17)

BPS	Colombia Government International Bond	(1.000)	Quarterly	12/20/2024	0.984		1,500	(2)	1	0	(1)

CBK	Colombia Government International Bond	(1.000)	Quarterly	12/20/2024	0.984		1,500	6	(7)	0	(1)

GST	Brazil Government International Bond	(1.000)	Quarterly	06/20/2024	1.616		1,500	21	8	29	0

JPM	Chile Government International Bond	(1.000)	Quarterly	12/20/2024	0.393		1,500	(25)	(9)	0	(34)

MYC	Mexico Government International Bond	(1.000)	Quarterly	12/20/2024	0.800		1,500	(2)	(10)	0	(12)

								$46	$(53)	$58	$(65)

CREDIT DEFAULT SWAPS ON CORPORATE AND SOVEREIGN ISSUES - SELL PROTECTION(3)

Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2021(4)	Notional Amount(5)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(6)
										Asset	Liability
BRC	America Movil S.A.B. de C.V.	1.000%	Quarterly	12/20/2025	1.052%	$	800	$(20)	$18	$0	$(2)
	QNB Finance Ltd.	1.000	Quarterly	06/20/2023	0.683		300	2	0	2	0

CBK	South Africa Government International Bond	1.000	Quarterly	12/20/2023	1.462		3,000	(96)	60	0	(36)

								$(114)	$78	$2	$(38)

INTEREST RATE SWAPS

Counterparty	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
GLM	Pay	3-Month CNY-CNREPOFIX	2.493%	Quarterly	06/17/2025	CNY	900	$0	$(2)	$0	$(2)

NGF	Pay	3-Month CNY-CNREPOFIX	2.458	Quarterly	06/17/2025		20,300	0	(36)	0	(36)

								$0	$(38)	$0	$(38)

Total Swap Agreements								$(68)	$(13)	$60	$(141)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of March 31, 2021:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(7)
BOA	$3	$0	$29	$32	$(15)	$0	$(17)	$(32)	$0	$0	$0
BPS	15	0	0	15	0	0	(1)	(1)	14	0	14
BRC	0	0	2	2	0	(3)	(2)	(5)	(3)	0	(3)
CBK	17	0	0	17	0	0	(37)	(37)	(20)	0	(20)
GLM	0	0	0	0	0	0	(2)	(2)	(2)	0	(2)
GST	0	0	29	29	0	(1)	0	(1)	28	0	28
HUS	6	0	0	6	(66)	0	0	(66)	(60)	0	(60)
JPM	0	0	0	0	(21)	0	(34)	(55)	(55)	0	(55)
MYC	0	0	0	0	0	0	(12)	(12)	(12)	0	(12)
MYI	7	0	0	7	(7)	0	0	(7)	0	0	0
NGF	0	0	0	0	0	0	(36)	(36)	(36)	0	(36)
SCX	252	0	0	252	0	0	0	0	252	0	252
SOG	0	0	0	0	(74)	0	0	(74)	(74)	0	(74)
UAG	3	0	0	3	0	0	0	0	3	0	3

Total Over the Counter	$303	$0	$60	$363	$(183)	$(4)	$(141)	$(328)

(1)	Notional Amount represents the number of contracts.
(2)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2021	61

Schedule of Investments	PIMCO Emerging Markets Corporate Bond Fund	(Cont.)

(3)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(4)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(6)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(7)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2021:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Swap Agreements	$0	$0	$0	$0	$1	$1

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$303	$0	$303
Swap Agreements	0	60	0	0	0	60

	$0	$60	$0	$303	$0	$363

	$0	$60	$0	$303	$1	$364

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$28	$28
Swap Agreements	0	2	0	0	0	2

	$0	$2	$0	$0	$28	$30

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$183	$0	$183
Written Options	0	4	0	0	0	4
Swap Agreements	0	103	0	0	38	141

	$0	$107	$0	$183	$38	$328

	$0	$109	$0	$183	$66	$358

The effect of Financial Derivative Instruments on the Statements of Operations for the year ended March 31, 2021:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$352	$352
Swap Agreements	0	61	0	0	154	215

	$0	$61	$0	$0	$506	$567

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(618)	$0	$(618)
Written Options	0	11	0	0	0	11
Swap Agreements	0	(91)	0	0	3	(88)

	$0	$(80)	$0	$(618)	$3	$(695)

	$0	$(19)	$0	$(618)	$509	$(128)

62	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

March 31, 2021

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$(1,201)	$(1,201)
Swap Agreements	0	(231)	0	0	(26)	(257)

	$0	$(231)	$0	$0	$(1,227)	$(1,458)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$170	$0	$170
Written Options	0	12	0	0	0	12
Swap Agreements	0	(368)	0	0	(64)	(432)

	$0	$(356)	$0	$170	$(64)	$(250)

	$0	$(587)	$0	$170	$(1,291)	$(1,708)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2021 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2021
Investments in Securities, at Value
Argentina
Corporate Bonds & Notes	$0	$782	$0	$782
Sovereign Issues	0	881	0	881
Austria
Corporate Bonds & Notes	0	689	0	689
Azerbaijan
Corporate Bonds & Notes	0	988	0	988
Bermuda
Corporate Bonds & Notes	0	930	0	930
Brazil
Corporate Bonds & Notes	0	11,099	0	11,099
Warrants	0	0	2	2
Canada
Common Stocks	83	0	0	83
Corporate Bonds & Notes	0	2,531	0	2,531
Cayman Islands
Corporate Bonds & Notes	0	25,014	0	25,014
Chile
Corporate Bonds & Notes	0	2,575	0	2,575
China
Corporate Bonds & Notes	0	4,191	0	4,191
Colombia
Corporate Bonds & Notes	0	3,640	0	3,640
Dominican Republic
Sovereign Issues	0	878	0	878
France
Corporate Bonds & Notes	0	443	0	443
Germany
Corporate Bonds & Notes	0	724	0	724
Guatemala
Corporate Bonds & Notes	0	207	0	207
Guernsey, Channel Islands
Corporate Bonds & Notes	0	847	0	847
Hong Kong
Corporate Bonds & Notes	0	4,056	0	4,056
India
Corporate Bonds & Notes	0	2,182	0	2,182
Indonesia
Corporate Bonds & Notes	0	2,458	0	2,458
Ireland
Corporate Bonds & Notes	0	5,878	0	5,878
Isle of Man
Corporate Bonds & Notes	0	1,479	0	1,479
Israel
Corporate Bonds & Notes	0	6,390	0	6,390
Italy
Corporate Bonds & Notes	0	820	0	820

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2021
Ivory Coast
Sovereign Issues	$0	$344	$0	$344
Kazakhstan
Corporate Bonds & Notes	0	899	0	899
Luxembourg
Corporate Bonds & Notes	0	8,101	0	8,101
Mauritius
Corporate Bonds & Notes	0	3,916	0	3,916
Mexico
Corporate Bonds & Notes	0	7,161	0	7,161
Morocco
Corporate Bonds & Notes	0	2,092	0	2,092
Multinational
Corporate Bonds & Notes	0	201	0	201
Netherlands
Corporate Bonds & Notes	0	6,688	0	6,688
Nigeria
Corporate Bonds & Notes	0	208	0	208
Loan Participations and Assignments	0	0	802	802
Sovereign Issues	0	104	0	104
Norway
Corporate Bonds & Notes	0	413	0	413
Oman
Sovereign Issues	0	1,060	0	1,060
Peru
Corporate Bonds & Notes	0	3,533	0	3,533
Qatar
Corporate Bonds & Notes	0	635	0	635
Romania
Corporate Bonds & Notes	0	820	0	820
Russia
Corporate Bonds & Notes	0	3,528	0	3,528
Saudi Arabia
Corporate Bonds & Notes	0	2,904	0	2,904
Serbia
Sovereign Issues	0	228	0	228
Singapore
Corporate Bonds & Notes	0	3,188	0	3,188
South Africa
Common Stocks	220	0	0	220
Corporate Bonds & Notes	0	6,781	0	6,781
Loan Participations and Assignments	0	0	932	932
Sovereign Issues	0	3,069	0	3,069
South Korea
Corporate Bonds & Notes	0	1,822	0	1,822
Spain
Corporate Bonds & Notes	0	485	0	485
Supranational
Corporate Bonds & Notes	0	959	0	959

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2021	63

Schedule of Investments	PIMCO Emerging Markets Corporate Bond Fund	(Cont.)	March 31, 2021

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2021
Turkey
Corporate Bonds & Notes	$0	$5,224	$0	$5,224
Sovereign Issues	0	731	0	731
Ukraine
Corporate Bonds & Notes	0	207	0	207
Sovereign Issues	0	721	0	721
United Arab Emirates
Corporate Bonds & Notes	0	1,912	0	1,912
United Kingdom
Corporate Bonds & Notes	0	5,071	0	5,071
United States
Asset-Backed Securities	0	1,064	0	1,064
Corporate Bonds & Notes	0	7,491	0	7,491
Non-Agency Mortgage-Backed Securities	0	791	0	791
U.S. Treasury Obligations	0	13,227	0	13,227
Virgin Islands (British)
Corporate Bonds & Notes	0	3,478	3	3,481

	$303	$178,738	$1,739	$180,780

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2021
Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$3,625	$0	$0	$3,625

Total Investments	$3,928	$178,738	$1,739	$184,405

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	0	1	0	1
Over the counter	0	363	0	363

	$0	$364	$0	$364

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(28)	(2)	0	(30)
Over the counter	0	(328)	0	(328)

	$(28)	$(330)	$0	$(358)

Total Financial Derivative Instruments	$(28)	$34	$0	$6

Totals	$3,900	$178,772	$1,739	$184,411

There were no significant transfers into or out of Level 3 during the period ended March 31, 2021.

64	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

Schedule of Investments	PIMCO Emerging Markets Currency and Short-Term Investments Fund	March 31, 2021

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 80.8%

ARGENTINA 0.9%

SOVEREIGN ISSUES 0.9%

Argentina Government International Bond
0.125% due 07/09/2030 þ		$8,876	$2,936
0.125% due 07/09/2035 þ		6,899	2,014
1.000% due 07/09/2029		217	78
15.500% due 10/17/2026	ARS	144,420	395
34.109% (BADLARPP) due 10/04/2022 ~		25,153	159

Autonomous City of Buenos Aires
37.854% (BADLARPP + 3.750%) due 02/22/2028 ~		108,464	655

Total Argentina (Cost $9,581)			6,237

AUSTRALIA 0.1%

NON-AGENCY MORTGAGE-BACKED SECURITIES 0.1%

RESIMAC Bastille Trust
0.953% due 12/05/2059 •		$600	601

Total Australia (Cost $600)			601

BERMUDA 0.0%

CORPORATE BONDS & NOTES 0.0%

Aircastle Ltd.
5.500% due 02/15/2022		$300	312

Total Bermuda (Cost $305)			312

BRAZIL 19.4%

CORPORATE BONDS & NOTES 0.5%

Banco do Brasil S.A.
4.750% due 03/20/2024		$2,000	2,123

Banco Votorantim S.A.
4.500% due 09/24/2024		600	623

Brazil Minas SPE via State of Minas Gerais
5.333% due 02/15/2028		280	305

Oi S.A.
5.358% (BZDIOVRA) due 02/25/2035 «~	BRL	1,010	662

			3,713

SOVEREIGN ISSUES 18.9%

Brazil Government International Bond
2.875% due 04/01/2021	EUR	6,700	7,857

Brazil Letras do Tesouro Nacional
0.000% due 07/01/2021 (d)	BRL	252,000	44,414
0.000% due 10/01/2021 (d)		395,720	68,911
0.000% due 01/01/2022 (d)		64,200	11,028

			132,210

Total Brazil (Cost $137,110)			135,923

CAYMAN ISLANDS 0.4%

CORPORATE BONDS & NOTES 0.4%

Fantasia Holdings Group Co. Ltd.
10.875% due 01/09/2023		$500	499

Kaisa Group Holdings Ltd.
9.375% due 06/30/2024		500	481
9.750% due 09/28/2023		1,000	1,020

MGM China Holdings Ltd.
5.250% due 06/18/2025		200	209

Park Aerospace Holdings Ltd.
5.500% due 02/15/2024		100	109

Sunac China Holdings Ltd.
8.350% due 04/19/2023		500	521

Total Cayman Islands (Cost $2,839)			2,839

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
CHILE 3.8%

SOVEREIGN ISSUES 3.8%

Bonos de la Tesoreria de la Republica en pesos
0.000% due 07/01/2021 (d)	CLP	18,990,000	$26,359

Total Chile (Cost $25,519)			26,359

CHINA 0.3%

CORPORATE BONDS & NOTES 0.3%

New Metro Global Ltd.
7.500% due 12/16/2021		$2,300	2,359

Total China (Cost $2,325)			2,359

COLOMBIA 6.0%

CORPORATE BONDS & NOTES 0.4%

Empresas Publicas de Medellin ESP
7.625% due 09/10/2024	COP	10,460,000	2,958

SOVEREIGN ISSUES 5.6%

Bogota Distrito Capital
9.750% due 07/26/2028		60,000	18

Colombian TES
5.750% due 11/03/2027		93,666,500	25,006
6.250% due 07/09/2036		7,908,500	1,898

Financiera de Desarrollo Territorial S.A. Findeter
7.875% due 08/12/2024		248,000	73

Republic of Colombia
1.000% due 09/18/2030		43,257,000	12,407

			39,402

Total Colombia (Cost $44,379)			42,360

CZECH REPUBLIC 4.6%

SOVEREIGN ISSUES 4.6%

Czech Republic Government International Bond
0.100% due 04/17/2022	CZK	714,000	31,938

Total Czech Republic (Cost $32,390)			31,938

DOMINICAN REPUBLIC 3.1%

SOVEREIGN ISSUES 3.1%

Dominican Republic International Bond
9.750% due 06/05/2026	DOP	602,700	11,482
11.000% due 12/04/2026		521,100	10,396

Total Dominican Republic (Cost $23,162)			21,878

EGYPT 0.7%

SOVEREIGN ISSUES 0.7%

Egypt Government International Bond
6.125% due 01/31/2022		$500	514
14.369% due 10/20/2025	EGP	67,100	4,262

Total Egypt (Cost $4,784)			4,776

GHANA 0.5%

SOVEREIGN ISSUES 0.5%

Republic of Ghana Government Bonds
18.850% due 09/28/2023	GHS	7,500	1,336
20.750% due 01/16/2023		10,000	1,817

Total Ghana (Cost $3,090)			3,153

HONG KONG 0.4%

CORPORATE BONDS & NOTES 0.4%

Huarong Finance Co. Ltd.
3.625% due 11/22/2021		$2,650	2,683

Total Hong Kong (Cost $2,667)			2,683

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
HUNGARY 0.2%

SOVEREIGN ISSUES 0.2%

Hungary Government International Bond
3.000% due 08/21/2030	HUF	306,800	$1,042

Total Hungary (Cost $1,099)			1,042

INDIA 0.4%

CORPORATE BONDS & NOTES 0.4%

Periama Holdings LLC
5.950% due 04/19/2026		$1,200	1,268

Shriram Transport Finance Co. Ltd.
5.950% due 10/24/2022		1,300	1,337

Total India (Cost $2,620)			2,605

INDONESIA 0.3%

SOVEREIGN ISSUES 0.3%

Perusahaan Penerbit SBSN Indonesia
3.400% due 03/29/2022		$2,000	2,054

Total Indonesia (Cost $1,988)			2,054

ISRAEL 10.0%

SOVEREIGN ISSUES 10.0%

Israel Government International Bond
0.750% due 07/31/2022	ILS	15,900	4,800
1.250% due 11/30/2022		47,300	14,420
5.500% due 01/31/2022		161,300	50,461

Total Israel (Cost $72,177)			69,681

IVORY COAST 0.3%

LOAN PARTICIPATIONS AND ASSIGNMENTS 0.3%

Republic of Cote d’lvoire
TBD% due 03/19/2027 «	EUR	1,900	2,217

Total Ivory Coast (Cost $2,245)			2,217

KAZAKHSTAN 1.0%

CORPORATE BONDS & NOTES 1.0%

Development Bank of Kazakhstan JSC
8.950% due 05/04/2023	KZT	3,125,750	7,287

Total Kazakhstan (Cost $9,517)			7,287

LUXEMBOURG 0.1%

CORPORATE BONDS & NOTES 0.1%

Constellation Oil Services Holding S.A. (10.000% PIK)
10.000% due 11/09/2024 ^(a)(b)		$1,602	453

Total Luxembourg (Cost $982)			453

MALAYSIA 3.0%

SOVEREIGN ISSUES 3.0%

Malaysia Government International Bond
4.160% due 07/15/2021	MYR	86,200	20,932

Total Malaysia (Cost $21,099)			20,932

MAURITIUS 0.5%

CORPORATE BONDS & NOTES 0.5%

Greenko Solar Mauritius Ltd.
5.950% due 07/29/2026		$2,850	3,054

MTN Mauritius Investments Ltd.
5.373% due 02/13/2022		500	513

Total Mauritius (Cost $3,385)			3,567

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2021	65

Schedule of Investments	PIMCO Emerging Markets Currency and Short-Term Investments Fund	(Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
MEXICO 0.7%

CORPORATE BONDS & NOTES 0.6%

Petroleos Mexicanos
7.650% due 11/24/2021	MXN	81,980	$4,023

SOVEREIGN ISSUES 0.1%

Mexico Government International Bond
7.500% due 06/03/2027		4,500	235
8.500% due 05/31/2029		3,900	214

			449

Total Mexico (Cost $4,666)			4,472

MONGOLIA 0.2%

SOVEREIGN ISSUES 0.2%

Mongolia Government International Bond
5.625% due 05/01/2023		$1,548	1,623

Total Mongolia (Cost $1,572)			1,623

NETHERLANDS 0.2%

CORPORATE BONDS & NOTES 0.2%

Prosus NV
3.680% due 01/21/2030		$1,600	1,654

Total Netherlands (Cost $1,600)			1,654

NIGERIA 0.7%

LOAN PARTICIPATIONS AND ASSIGNMENTS 0.5%

Bank of Industry Limited
6.220% (LIBOR03M + 6.000%) due 12/14/2023 «~		$3,100	3,109

SOVEREIGN ISSUES 0.2%

Nigeria Government International Bond
5.625% due 06/27/2022		1,200	1,242

Total Nigeria (Cost $4,308)			4,351

PERU 1.3%

CORPORATE BONDS & NOTES 0.6%

Banco de Credito del Peru
4.650% due 09/17/2024	PEN	14,180	4,041

SOVEREIGN ISSUES 0.7%

Fondo MIVIVIENDA S.A.
7.000% due 02/14/2024		10,180	3,053

Peru Government International Bond
5.400% due 08/12/2034		4,300	1,121
6.950% due 08/12/2031		2,000	630
8.200% due 08/12/2026		700	244

			5,048

Total Peru (Cost $9,540)			9,089

POLAND 0.0%

CORPORATE BONDS & NOTES 0.0%

mBank S.A.
2.000% due 11/26/2021	EUR	100	119

Total Poland (Cost $110)			119

RUSSIA 0.1%

SOVEREIGN ISSUES 0.1%

Russia Government International Bond
7.650% due 04/10/2030	RUB	60,400	838

Total Russia (Cost $978)			838

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SAUDI ARABIA 0.5%

SOVEREIGN ISSUES 0.5%

Saudi Government International Bond
2.375% due 10/26/2021		$3,500	$3,539

Total Saudi Arabia (Cost $3,537)			3,539

SINGAPORE 0.6%

CORPORATE BONDS & NOTES 0.6%

BOC Aviation Ltd.
2.750% due 09/18/2022		$1,400	1,429

Medco Bell Pte Ltd.
6.375% due 01/30/2027		1,600	1,611

TML Holdings Pte Ltd.
5.500% due 06/03/2024		1,000	1,032

Total Singapore (Cost $4,037)			4,072

SOUTH AFRICA 5.0%

CORPORATE BONDS & NOTES 0.5%

Eskom Holdings SOC Ltd.
7.850% due 04/02/2026	ZAR	37,000	2,438

Transnet SOC Ltd.
4.000% due 07/26/2022		$700	714

			3,152

LOAN PARTICIPATIONS AND ASSIGNMENTS 1.1%

Eskom Holdings SOC Ltd.
3.215% (LIBOR03M + 2.900%) due 07/07/2021 «~		5,100	5,087

Sasol Ltd.
0.500% - 1.825% (LIBOR03M + 1.600%) due 11/23/2022 «~µ		3,100	2,891

			7,978

SOVEREIGN ISSUES 3.4%

South Africa Government International Bond
10.500% due 12/21/2026	ZAR	306,500	23,654

Total South Africa (Cost $34,388)			34,784

SUPRANATIONAL 1.0%

CORPORATE BONDS & NOTES 1.0%

Banque Ouest Africaine de Developpement
5.500% due 05/06/2021		$7,042	7,072

Total Supranational (Cost $7,060)			7,072

UKRAINE 1.7%

SOVEREIGN ISSUES 1.7%

Ukraine Government International Bond
7.750% due 09/01/2021		$1,800	1,836
7.750% due 09/01/2022		6,500	6,863
11.750% due 06/15/2022	UAH	53,100	1,907
17.000% due 05/11/2022		36,900	1,414

Total Ukraine (Cost $11,705)			12,020

UNITED KINGDOM 0.1%

NON-AGENCY MORTGAGE-BACKED SECURITIES 0.1%

Warwick Finance Residential Mortgages PLC
0.000% due 12/21/2049 (d)	GBP	0	551

Total United Kingdom (Cost $1,581)			551

UNITED STATES 6.4%

ASSET-BACKED SECURITIES 3.1%

Bear Stearns Asset-Backed Securities Trust
3.086% due 07/25/2036 ~		$65	65

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Citigroup Mortgage Loan Trust
0.169% due 07/25/2045 •		$96	$82

Countrywide Asset-Backed Certificates
0.299% due 11/25/2037 •		1,811	1,733

Countrywide Asset-Backed Certificates Trust
0.259% due 03/25/2047 ^•		228	225

Credit-Based Asset Servicing & Securitization LLC
0.238% due 07/25/2037 •		30	24

Fremont Home Loan Trust
0.259% due 10/25/2036 •		3,321	1,851

GE-WMC Mortgage Securities Trust
0.189% due 08/25/2036 •		27	16

GSAMP Trust
0.179% due 12/25/2036 •		96	59

HSI Asset Loan Obligation Trust
0.169% due 12/25/2036 •		37	15

Humboldt Americas LLC
0.000% due 07/31/2022 «•	COP	34,000,000	8,635

JP Morgan Mortgage Acquisition Corp.
0.619% due 02/25/2036 ^•		$710	704

MASTR Asset-Backed Securities Trust
0.159% due 01/25/2037 •		189	75

Morgan Stanley ABS Capital, Inc. Trust
0.874% due 01/25/2035 •		185	180

Morgan Stanley Mortgage Loan Trust
5.988% due 11/25/2036 ^þ		1,152	418

RAAC Trust
0.809% due 02/25/2046 •		6,453	6,357

Residential Asset Securities Corp. Trust
1.069% due 08/25/2035 •		318	316

Securitized Asset-Backed Receivables LLC Trust
0.169% due 12/25/2036 ^•		265	90

Stanwich Mortgage Loan Co. LLC
3.375% due 08/15/2024 þ		730	735

			21,580

CORPORATE BONDS & NOTES 1.3%

Aviation Capital Group LLC
2.875% due 01/20/2022		500	507
3.875% due 05/01/2023		200	209

DAE Funding LLC
1.625% due 02/15/2024		1,600	1,598

Ford Motor Credit Co. LLC
1.048% (US0003M + 0.810%) due 04/05/2021 ~		200	200
1.276% (US0003M + 1.080%) due 08/03/2022 ~		400	396

General Motors Financial Co., Inc.
1.228% (US0003M + 0.990%) due 01/05/2023 ~		100	101

Nissan Motor Acceptance Corp.
1.115% (US0003M + 0.890%) due 01/13/2022 ~		5,700	5,717
2.650% due 07/13/2022		100	102

			8,830

NON-AGENCY MORTGAGE-BACKED SECURITIES 2.0%

Banc of America Mortgage Trust
2.885% due 07/25/2034 ~		53	54

Citigroup Mortgage Loan Trust
3.258% due 04/25/2066 ~		311	314

CitiMortgage Alternative Loan Trust
0.759% due 10/25/2036 •		1,135	932

Countrywide Alternative Loan Trust
0.459% due 05/25/2036 ^•		1,446	681
0.669% due 12/25/2035 •		46	46
2.683% due 10/25/2035 ^~		16	14

Countrywide Home Loan Mortgage Pass-Through Trust
0.649% due 04/25/2046 •		410	157
2.907% due 02/20/2036 ^~		48	39

66	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

March 31, 2021

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Credit Suisse Mortgage Capital Trust
3.007% due 10/27/2059 ~	$1,299	$1,311
3.048% due 12/26/2059 ~	932	938

GSMPS Mortgage Loan Trust
0.459% due 01/25/2036 •	207	173

HarborView Mortgage Loan Trust
2.259% due 10/19/2035 •	311	227

IndyMac Mortgage Loan Trust
0.749% due 07/25/2045 •	244	220

Legacy Mortgage Asset Trust
3.000% due 06/25/2059 þ	3,530	3,554

Mill City Mortgage Loan Trust
2.750% due 07/25/2059 ~	464	480

Mortgage Equity Conversion Asset Trust
0.580% due 05/25/2042 •	1,138	1,083

New York Mortgage Trust
0.649% due 04/25/2035 •	2,551	2,595

Structured Asset Mortgage Investments Trust
0.510% due 04/19/2035 •	629	608

Structured Asset Securities Corp. Mortgage Loan Trust
6.000% due 10/25/2036	193	197

WaMu Mortgage Pass-Through Certificates Trust
0.479% due 05/25/2034 •	232	204
3.145% due 03/25/2037 ~	91	93

		13,920

U.S. GOVERNMENT AGENCIES 0.0%

Fannie Mae
1.579% due 06/01/2043 - 07/01/2044 •	103	106

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
1.772% due 11/01/2035 •		$13	$14
1.788% due 09/01/2035 •		48	49
2.287% due 11/01/2035 •		14	14

Freddie Mac
0.389% due 09/25/2031 •		70	69
2.429% due 08/01/2035 •		2	2

			254

Total United States (Cost $46,800)			44,584

SHORT-TERM INSTRUMENTS 6.3%

REPURCHASE AGREEMENTS (f) 0.7%
			5,192

SHORT-TERM NOTES 3.8%

Bonos de la Tesoreria de la Republica en pesos
0.000% due 06/03/2021 (d)(e)	CLP	14,625,000	20,300

China Government International Bond
2.890% due 11/19/2021	CNY	41,200	6,309

			26,609

U.S. TREASURY CASH MANAGEMENT BILLS 1.8%
0.041% due 07/06/2021 (c)(d)(i)		$12,664	$12,664

Total Short-Term Instruments (Cost $44,018)			44,465

Total Investments in Securities (Cost $579,763)			564,489

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 20.2%

SHORT-TERM INSTRUMENTS 20.2%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 20.2%

PIMCO Short Asset Portfolio	6,669,786	$66,925

PIMCO Short-Term Floating NAV Portfolio III	7,542,490	74,369

Total Short-Term Instruments (Cost $141,237)		141,294

Total Investments in Affiliates (Cost $141,237)		141,294

Total Investments 101.0% (Cost $721,000)		$705,783

Financial Derivative Instruments (g)(h) (0.9)% (Cost or Premiums, net $(3,934))		(6,546)

Other Assets and Liabilities, net (0.1)%		(342)

Net Assets 100.0%		$698,895

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
«	Security valued using significant unobservable inputs (Level 3).
µ

All or a portion of this amount represents unfunded loan commitments. The interest rate for the unfunded portion will be determined at the time of funding. See Note 4, Securities and Other Investments, in the Notes to Financial Statements for more information regarding unfunded loan commitments.

~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
(a)	Payment in-kind security.
(b)	Security is not accruing income as of the date of this report.
(c)	Coupon represents a weighted average yield to maturity.
(d)	Zero coupon security.
(e)	Coupon represents a yield to maturity.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(f)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received
FICC	0.000%	03/31/2021	04/01/2021	$5,192	U.S. Treasury Notes 2.625% due 02/28/2023	$(5,296)	$5,192	$5,192

Total Repurchase Agreements						$(5,296)	$5,192	$5,192

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2021	67

Schedule of Investments	PIMCO Emerging Markets Currency and Short-Term Investments Fund	(Cont.)

SHORT SALES:

Description	Coupon	Maturity Date	Principal Amount		Proceeds	Payable for Short Sales(1)
Colombia (3.2)%
Sovereign Issues (3.2)%
Colombian TES	6.250%	11/26/2025	COP	40,000,000	$(11,348)	$(11,699)
Republic of Colombia	1.000	11/26/2025		39,000,000	(11,083)	(11,372)

Total Short Sales (3.2)%					$(22,431)	$(23,071)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of March 31, 2021:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Payable for Short Sales(1)	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(2)
Global/Master Repurchase Agreement
FICC	$5,192	$0	$0	$0	$5,192	$(5,296)	$(104)

Master Securities Forward Transaction Agreement
BOA	0	0	0	(11,699)	(11,699)	0	(11,699)
DUB	0	0	0	(11,372)	(11,372)	0	(11,372)

Total Borrowings and Other Financing Transactions	$5,192	$0	$0	$(23,071)

(1)	Payable for short sales includes $565 of accrued interest.
(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

The average amount of borrowings outstanding during the period ended March 31, 2021 was $(933) at a weighted average interest rate of 4.000%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(g)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(1)

Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2021(2)	Notional Amount(3)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(4)	Variation Margin
										Asset	Liability
General Electric Co.	1.000%	Quarterly	12/20/2023	0.463%	$	100	$(5)	$7	$2	$0	$0

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Receive	1-Year BRL-CDI	7.425%	Maturity	07/01/2021	BRL	66,000	$0	$(868)	$(868)	$0	$(1)
Receive	1-Year BRL-CDI	4.000	Maturity	01/03/2022		166,400	(86)	(270)	(356)	0	(11)
Pay	1-Year BRL-CDI	7.420	Maturity	01/03/2022		166,200	2,916	(523)	2,393	10	0
Receive	1-Year BRL-CDI	5.150	Maturity	01/02/2023		235,300	(1,636)	1,318	(318)	0	(16)
Pay	1-Year BRL-CDI	5.250	Maturity	01/02/2023		155,100	(1)	251	250	10	0
Pay	1-Year BRL-CDI	5.440	Maturity	01/02/2023		65,200	(115)	316	201	4	0
Pay	1-Year BRL-CDI	5.863	Maturity	01/02/2023		156,000	22	(158)	(136)	10	0
Pay	1-Year BRL-CDI	6.675	Maturity	01/02/2023		36,400	300	31	331	3	0
Pay	1-Year BRL-CDI	6.140	Maturity	01/04/2027		57,100	(90)	(501)	(591)	0	(6)
Receive	1-Year BRL-CDI	6.250	Maturity	01/04/2027		24,100	0	225	225	2	0
Receive	1-Year BRL-CDI	6.450	Maturity	01/04/2027		46,100	0	365	365	4	0
Receive	1-Year BRL-CDI	6.520	Maturity	01/04/2027		28,200	(123)	307	184	3	0
Receive	1-Year BRL-CDI	6.535	Maturity	01/04/2027		36,300	0	264	264	3	0
Receive	1-Year BRL-CDI	6.950	Maturity	01/04/2027		30,700	(275)	361	86	2	0
Pay	1-Year BRL-CDI	7.300	Maturity	01/04/2027		58,900	0	(266)	(266)	0	(5)
Receive	1-Year BRL-CDI	8.640	Maturity	01/04/2027		15,900	(214)	46	(168)	0	0
Pay	1-Year BRL-CDI	8.910	Maturity	01/04/2027		8,600	114	(4)	110	0	0
Receive	1-Year BRL-CDI	9.600	Maturity	01/04/2027		2,700	0	(55)	(55)	0	0
Pay	1-Year BRL-CDI	11.350	Maturity	01/04/2027		38,400	1,845	(616)	1,229	4	0

68	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

March 31, 2021

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Receive	3-Month COP-IBR Compounded-OIS	4.340%	Quarterly	10/23/2021	COP	44,400,000	$0	$(228)	$(228)	$0	$(2)
Pay	3-Month COP-IBR Compounded-OIS	2.380	Quarterly	05/04/2022		100,000,000	0	53	53	12	0
Pay	3-Month COP-IBR Compounded-OIS	2.390	Quarterly	05/04/2022		297,200,000	23	145	168	37	0
Receive	3-Month COP-IBR Compounded-OIS	4.390	Quarterly	05/04/2022		54,957,300	0	(407)	(407)	0	(8)
Receive	3-Month COP-IBR Compounded-OIS	4.290	Quarterly	10/10/2022		16,725,500	0	(142)	(142)	0	(5)
Receive	3-Month COP-IBR Compounded-OIS	2.000	Quarterly	02/02/2023		171,124,200	12	702	714	0	(56)
Pay	3-Month COP-IBR Compounded-OIS	2.450	Quarterly	02/25/2023		63,400,000	0	(140)	(140)	21	0
Receive	3-Month COP-IBR Compounded-OIS	2.630	Quarterly	07/24/2024		33,752,000	0	310	310	0	(11)
Receive	3-Month COP-IBR Compounded-OIS	2.650	Quarterly	07/24/2024		43,761,000	0	393	393	0	(15)
Pay	3-Month COP-IBR Compounded-OIS	2.740	Quarterly	07/24/2024		79,227,300	0	(658)	(658)	27	0
Pay	3-Month COP-IBR Compounded-OIS	4.495	Quarterly	10/10/2024		10,487,900	0	81	81	2	0
Receive	3-Month COP-IBR Compounded-OIS	2.995	Quarterly	11/24/2025		25,719,000	0	404	404	0	(25)
Pay	3-Month COP-IBR Compounded-OIS	3.080	Quarterly	01/13/2026		34,964,000	0	(534)	(534)	39	0
Receive	3-Month COP-IBR Compounded-OIS	3.125	Quarterly	01/15/2026		8,185,000	0	121	121	0	(9)
Receive	3-Month COP-IBR Compounded-OIS	4.410	Quarterly	11/03/2027		57,178,000	(33)	510	477	35	0
Receive	3-Month COP-IBR Compounded-OIS	4.040	Quarterly	01/13/2031		19,398,000	0	574	574	20	0
Receive	3-Month PLN-WIBOR	0.260	Annual	03/12/2022	PLN	424,000	0	(14)	(14)	26	0
Receive	3-Month USD-LIBOR	2.500	Semi-Annual	12/18/2021	$	278,100	(6,146)	(444)	(6,590)	0	(3)
Receive(5)	3-Month USD-LIBOR	0.750	Semi-Annual	06/16/2031		19,200	1,312	621	1,933	19	0
Receive	3-Month ZAR-JIBAR	6.670	Quarterly	12/13/2022	ZAR	112,300	0	(306)	(306)	0	(3)
Receive	3-Month ZAR-JIBAR	6.665	Quarterly	01/09/2023		390,300	0	(1,225)	(1,225)	0	(12)
Pay	3-Month ZAR-JIBAR	6.410	Quarterly	02/11/2023		517,100	0	1,402	1,402	16	0
Receive	3-Month ZAR-JIBAR	6.855	Quarterly	02/11/2026		154,200	0	(470)	(470)	22	0
Pay	3-Month ZAR-JIBAR	7.750	Quarterly	09/19/2028		22,100	0	72	72	0	(6)
Receive	3-Month ZAR-JIBAR	7.460	Quarterly	03/06/2030		44,200	0	(20)	(20)	12	0
Receive	3-Month ZAR-JIBAR	7.490	Quarterly	03/06/2030		44,100	0	(26)	(26)	11	0
Receive	6-Month CLP-CHILIBOR	0.700	Semi-Annual	11/24/2022	CLP	1,063,400	0	13	13	3	0
Receive	6-Month CLP-CHILIBOR	1.900	Semi-Annual	03/01/2023		5,115,930	8	(79)	(71)	15	0
Receive	6-Month CLP-CHILIBOR	2.110	Semi-Annual	03/01/2023		2,440,000	0	(48)	(48)	7	0
Receive	6-Month CLP-CHILIBOR	2.120	Semi-Annual	03/01/2023		3,040,000	0	(61)	(61)	9	0
Receive	6-Month CLP-CHILIBOR	1.120	Semi-Annual	03/05/2023		13,809,000	0	116	116	42	0
Receive	6-Month CLP-CHILIBOR	1.115	Semi-Annual	03/15/2023		17,153,000	0	161	161	54	0
Receive	6-Month CLP-CHILIBOR	2.020	Semi-Annual	08/30/2023		925,200	0	(12)	(12)	4	0
Receive	6-Month CLP-CHILIBOR	0.905	Semi-Annual	11/24/2023		1,423,500	0	42	42	7	0
Receive	6-Month CLP-CHILIBOR	1.225	Semi-Annual	02/10/2024		7,854,100	0	181	181	41	0
Receive	6-Month CLP-CHILIBOR	1.340	Semi-Annual	05/05/2024		6,866,900	0	136	136	39	0
Receive	6-Month CLP-CHILIBOR	2.585	Semi-Annual	12/04/2024		4,445,000	0	(147)	(147)	28	0
Receive	6-Month CLP-CHILIBOR	2.590	Semi-Annual	12/04/2024		4,510,000	0	(150)	(150)	29	0
Receive	6-Month CLP-CHILIBOR	2.635	Semi-Annual	12/04/2024		3,563,000	0	(128)	(128)	23	0
Receive	6-Month CLP-CHILIBOR	2.650	Semi-Annual	12/04/2024		3,650,000	0	(134)	(134)	23	0
Pay	6-Month CLP-CHILIBOR	2.780	Semi-Annual	12/09/2024		3,688,000	0	160	160	0	(23)
Pay	6-Month CLP-CHILIBOR	2.510	Semi-Annual	01/14/2025		10,456,600	0	254	254	0	(66)
Pay	6-Month CLP-CHILIBOR	2.393	Semi-Annual	02/05/2025		6,415,000	0	96	96	0	(41)
Pay	6-Month CLP-CHILIBOR	2.420	Semi-Annual	02/24/2025		278,000	0	4	4	0	(2)
Receive	6-Month CLP-CHILIBOR	1.935	Semi-Annual	03/10/2025		8,297,500	0	119	119	54	0
Receive	6-Month CLP-CHILIBOR	1.940	Semi-Annual	03/10/2025		4,148,700	0	58	58	27	0
Receive	6-Month CLP-CHILIBOR	1.640	Semi-Annual	01/12/2026		11,666,000	0	608	608	83	0
Pay	6-Month CLP-CHILIBOR	1.582	Semi-Annual	02/02/2026		779,000	0	(46)	(46)	0	(6)
Pay	6-Month CLP-CHILIBOR	2.545	Semi-Annual	02/05/2026		2,566,000	0	16	16	0	(19)
Receive	6-Month CLP-CHILIBOR	2.640	Semi-Annual	03/01/2026		9,271,000	0	(85)	(85)	69	0
Pay	6-Month CLP-CHILIBOR	2.270	Semi-Annual	03/15/2026		13,818,000	0	(252)	(252)	0	(103)
Pay	6-Month CLP-CHILIBOR	2.020	Semi-Annual	04/30/2026		11,700,000	0	(352)	(352)	0	(90)
Pay	6-Month CLP-CHILIBOR	1.950	Semi-Annual	05/05/2026		11,151,100	0	(403)	(403)	0	(86)
Receive	6-Month CLP-CHILIBOR	3.215	Semi-Annual	01/14/2030		5,726,900	0	21	21	43	0
Pay	6-Month CLP-CHILIBOR	3.120	Semi-Annual	02/05/2030		834,000	0	(15)	(15)	0	(6)
Pay	6-Month CLP-CHILIBOR	2.370	Semi-Annual	06/18/2030		8,000,000	0	(872)	(872)	0	(52)
Receive	6-Month CLP-CHILIBOR	2.480	Semi-Annual	11/24/2030		2,760,000	0	283	283	15	0
Pay	6-Month CLP-CHILIBOR	2.565	Semi-Annual	11/27/2030		690,000	0	(64)	(64)	0	(4)
Pay	6-Month CLP-CHILIBOR	2.585	Semi-Annual	11/27/2030		690,000	0	(62)	(62)	0	(4)
Pay	6-Month CLP-CHILIBOR	2.680	Semi-Annual	01/12/2031		6,275,000	2	(527)	(525)	0	(31)
Receive	6-Month CLP-CHILIBOR	3.245	Semi-Annual	03/15/2031		3,812,000	0	82	82	19	0
Receive	6-Month PLN-WIBOR	0.980	Annual	06/09/2030	PLN	5,400	0	88	88	20	0
Pay	28-Day MXN-TIIE	4.530	Lunar	11/15/2022	MXN	255,500	24	(98)	(74)	9	0
Receive	28-Day MXN-TIIE	4.145	Lunar	02/13/2023		991,000	0	786	786	0	(45)
Pay(5)	28-Day MXN-TIIE	4.290	Lunar	02/16/2023		333,800	0	(188)	(188)	12	0
Pay(5)	28-Day MXN-TIIE	4.300	Lunar	02/16/2023		550,700	0	(307)	(307)	19	0
Pay	28-Day MXN-TIIE	4.680	Lunar	03/16/2023		381,000	2	(138)	(136)	20	0
Receive	28-Day MXN-TIIE	4.900	Lunar	03/22/2023		169,400	0	27	27	0	(9)
Receive	28-Day MXN-TIIE	6.360	Lunar	03/22/2023		96,400	(111)	(7)	(118)	0	(5)
Receive	28-Day MXN-TIIE	5.282	Lunar	03/29/2023		288,100	0	(53)	(53)	0	(16)
Pay	28-Day MXN-TIIE	4.340	Lunar	02/12/2024		671,000	0	(991)	(991)	62	0

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2021	69

Schedule of Investments	PIMCO Emerging Markets Currency and Short-Term Investments Fund	(Cont.)

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Receive	28-Day MXN-TIIE	4.540%	Lunar	02/21/2024	MXN	67,900	$0	$84	$84	$0	$(6)
Receive	28-Day MXN-TIIE	5.520	Lunar	03/21/2024		424,000	0	(21)	(21)	0	(42)
Pay	28-Day MXN-TIIE	5.650	Lunar	03/22/2024		214,000	0	48	48	21	0
Pay	28-Day MXN-TIIE	5.605	Lunar	03/26/2024		3,600	0	1	1	0	0
Pay	28-Day MXN-TIIE	6.580	Lunar	01/01/2025		138,300	0	194	194	16	0
Receive	28-Day MXN-TIIE	4.840	Lunar	02/19/2025		57,200	0	95	95	0	(6)
Receive	28-Day MXN-TIIE	4.850	Lunar	02/19/2025		77,700	0	128	128	0	(8)
Pay	28-Day MXN-TIIE	4.880	Lunar	11/07/2025		389,400	0	(855)	(855)	40	0
Pay	28-Day MXN-TIIE	4.720	Lunar	02/06/2026		7,300	0	(20)	(20)	1	0
Pay	28-Day MXN-TIIE	4.730	Lunar	02/06/2026		103,000	(2)	(281)	(283)	10	0
Receive	28-Day MXN-TIIE	4.943	Lunar	02/12/2026		69,100	0	160	160	0	(7)
Receive	28-Day MXN-TIIE	4.950	Lunar	02/12/2026		108,100	0	248	248	0	(11)
Receive	28-Day MXN-TIIE	6.618	Lunar	01/18/2030		101,700	0	31	31	0	(5)
Receive	28-Day MXN-TIIE	5.575	Lunar	11/01/2030		222,500	0	979	979	0	(7)
Receive	28-Day MXN-TIIE	5.520	Lunar	01/01/2031		81,000	0	384	384	0	(2)
Pay	28-Day MXN-TIIE	5.510	Lunar	01/21/2031		82,600	0	(401)	(401)	2	0
Pay	28-Day MXN-TIIE	5.980	Lunar	02/12/2031		26,100	0	(82)	(82)	1	0
Pay	28-Day MXN-TIIE	5.990	Lunar	02/12/2031		61,900	0	(193)	(193)	2	0
Pay	CPURNSA	2.326	Maturity	02/22/2031	$	7,700	0	(143)	(143)	0	(7)
Pay	CPURNSA	2.307	Maturity	02/23/2031		7,700	7	(166)	(159)	0	(7)

							$(2,245)	$(781)	$(3,026)	$1,223	$(910)

Total Swap Agreements							$(2,250)	$(774)	$(3,024)	$1,223	$(910)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of March 31, 2021:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$0	$1,223	$1,223	$0	$0	$(910)	$(910)

Cash of $4,867 has been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2021. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.

(h)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received	Unrealized Appreciation/ (Depreciation)
					Asset	Liability
BOA	04/2021	BRL	11,804	$2,072	$0	$(25)
	04/2021	CAD	11,980	9,513	0	(20)
	04/2021	DKK	837	137	5	0
	04/2021	EUR	4,726	5,568	25	0
	04/2021	JPY	152,400	1,437	60	0

70	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

March 31, 2021

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
	04/2021	RUB	38,891		$507	$0	$(6)
	04/2021		$2,087	BRL	11,804	10	0
	04/2021		17,094	EUR	14,554	0	(27)
	04/2021		3,342	HUF	994,926	0	(121)
	04/2021		484	MXN	10,056	7	0
	04/2021		8,322	PLN	31,314	0	(398)
	04/2021		2,596	RUB	198,740	27	0
	04/2021		3,161	TRY	23,853	0	(297)
	04/2021	ZAR	16,702		$1,132	1	0
	05/2021	BRL	11,804		2,085	0	(9)
	05/2021	COP	40,210,099		11,156	183	0
	05/2021	EUR	14,554		17,104	27	0
	05/2021	NZD	3,701		2,658	74	0
	05/2021		$1,762	COP	6,283,292	0	(48)
	05/2021		2,308	ILS	7,561	0	(45)
	05/2021		4,363	RUB	326,228	0	(71)
	05/2021		380	TRY	2,763	0	(57)
	05/2021	ZAR	8,351		$562	0	0
	06/2021		$423	CNH	2,773	0	(3)
	06/2021		500	EGP	8,050	3	0
	06/2021		1,314	RON	5,315	0	(52)
	06/2021		2,031	RUB	153,377	0	(22)
	06/2021		2,526	TRY	20,060	0	(204)
	06/2021		291	ZAR	4,474	9	0
	06/2021	ZAR	126,693		$8,401	0	(104)
	07/2021	MYR	28,500		7,006	138	0
	09/2021		$1,078	KZT	470,008	0	(10)
	02/2022	ZAR	5,830		$363	0	(16)

BPS	04/2021	BRL	58,086		10,195	0	(124)
	04/2021	TRY	3,304		407	10	0
	04/2021		$10,456	BRL	58,086	20	(156)
	04/2021		2,941	CAD	3,709	11	0
	04/2021		11,801	HUF	3,491,291	0	(498)
	04/2021		6,465	PLN	24,134	0	(357)
	04/2021		2,187	RUB	160,994	0	(62)
	04/2021		826	TRY	6,131	0	(99)
	05/2021	CAD	3,709		$2,941	0	(11)
	05/2021	COP	6,511,657		1,800	23	0
	05/2021	RUB	349,765		4,765	164	0
	05/2021		$12,754	CZK	270,683	0	(591)
	05/2021		1	TRY	9	0	0
	06/2021	CLP	1,740,946		$2,383	0	(34)
	06/2021	THB	90,710		2,899	0	(3)
	06/2021		$319	INR	23,589	0	0
	06/2021		1,740	KRW	1,973,508	10	0
	06/2021		430	ZAR	6,348	0	(4)
	08/2021	MXN	44,814		$2,101	0	(62)

BRC	04/2021		$392	CHF	358	0	(13)
	06/2021	MYR	8,062		$1,949	5	0
	06/2021		$2,615	TRY	20,489	0	(257)
	08/2021		12,326	MXN	255,458	5	0

BSH	04/2021	BRL	70,000		$12,390	0	(46)
	04/2021		$12,394	BRL	70,000	71	(29)
	06/2021	CLP	14,625,000		$19,829	0	(479)
	07/2021		18,968,163		25,530	0	(813)
	09/2021		$1,306	UYU	59,363	5	0
	10/2021	BRL	163,300		$28,325	0	(215)
	01/2022		38,000		6,605	40	0

CBK	04/2021		151,179		26,545	0	(314)
	04/2021	JPY	310,700		2,859	53	0
	04/2021	PEN	33,001		9,045	229	0
	04/2021	TRY	2,962		364	9	0
	04/2021		$27,862	BRL	151,179	0	(1,003)
	04/2021		7,176	CAD	9,038	16	0
	04/2021		94	DKK	596	0	0
	04/2021		70,370	PEN	261,072	15	(646)
	04/2021		198	ZAR	2,914	0	(1)
	04/2021	ZAR	39,405		$2,618	0	(50)
	05/2021	AUD	4,476		3,434	34	0
	05/2021	CAD	9,038		7,176	0	(16)

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2021	71

Schedule of Investments	PIMCO Emerging Markets Currency and Short-Term Investments Fund	(Cont.)

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
	05/2021	COP	87,158,340		$24,447	$663	$0
	05/2021	PEN	310,197		83,925	1,088	(15)
	05/2021		$909	ARS	85,455	0	(7)
	05/2021		916	BRL	5,313	27	0
	05/2021		1,323	COP	4,792,886	0	(15)
	05/2021		103,782	PEN	378,235	0	(2,746)
	05/2021		436	RUB	32,625	0	(7)
	05/2021		700	UAH	19,873	8	0
	06/2021	EGP	25,785		$1,600	0	(11)
	06/2021	INR	114,074		1,531	0	(10)
	06/2021		$16,301	INR	1,204,774	0	(22)
	06/2021		6,812	KRW	7,652,428	0	(26)
	06/2021		8,413	RUB	627,513	0	(192)
	06/2021		2,585	UAH	72,949	0	(1)
	06/2021		1,474	UYU	64,627	0	(25)
	06/2021		5,614	ZAR	84,572	63	0
	07/2021	DKK	596		$95	0	0
	09/2021	PEN	3,372		907	7	0
	09/2021		$1,577	KZT	687,966	0	(13)
	12/2021		966	PEN	3,551	0	(19)
	01/2022	ILS	159,449		$49,977	2,011	0
	02/2022	ZAR	18,223		1,147	1	(39)

DUB	04/2021	BRL	30,959		5,419	0	(81)
	04/2021		$5,465	BRL	30,959	35	0
	04/2021		6,207	PEN	23,101	0	(37)
	05/2021	PEN	7,061		$1,874	0	(12)
	05/2021		$5,412	BRL	30,959	79	0
	05/2021		4,036	PEN	15,191	22	0
	06/2021		33,741	MYR	137,281	0	(637)

FBF	04/2021		2,067	TRY	15,958	0	(134)

GLM	04/2021	BRL	144,915		$25,771	183	(158)
	04/2021	DOP	36,434		613	0	(26)
	04/2021	PEN	4,896		1,357	50	0
	04/2021	TRY	6,548		787	0	(6)
	04/2021		$25,473	BRL	144,915	301	(28)
	04/2021		412	HUF	121,798	0	(18)
	04/2021		358	MXN	7,505	9	0
	04/2021		3,496	PLN	13,031	0	(198)
	04/2021		8,137	RUB	613,752	10	(47)
	04/2021		2,682	TRY	21,297	0	(120)
	04/2021	ZAR	8,753		$594	2	0
	05/2021		$952	COP	3,455,979	0	(9)
	05/2021		395	ILS	1,285	0	(10)
	05/2021		2,563	RUB	190,980	0	(51)
	05/2021	ZAR	95,414		$6,385	0	(37)
	06/2021	CLP	1,833,193		2,550	4	0
	06/2021	CNH	74,132		11,251	18	0
	06/2021	DOP	747,955		12,694	0	(319)
	06/2021	KRW	16,174,301		14,296	0	(47)
	06/2021	PHP	664,923		13,604	0	(5)
	06/2021		$1,866	IDR	27,433,932	0	(1)
	06/2021		9,932	KRW	11,204,649	9	(5)
	06/2021		1,076	RON	4,370	0	(38)
	06/2021	ZAR	48,538		$3,115	0	(143)
	07/2021	BRL	61,500		10,868	11	0
	08/2021	DOP	102,231		1,731	0	(34)
	09/2021		113,383		1,954	10	0
	10/2021	BRL	26,600		4,743	94	0
	01/2022	ILS	16,780		5,182	134	0
	02/2022		$2,840	BRL	15,705	0	(145)
	02/2022	ZAR	65,024		$4,159	0	(68)
	04/2022	CZK	713,985		32,527	490	0

HUS	04/2021	CAD	767		606	0	(5)
	04/2021	EUR	9,828		11,885	360	0
	04/2021	GBP	624		870	10	0
	04/2021	PEN	260,884		71,977	2,303	(16)
	04/2021		$10,029	CAD	12,605	1	0
	04/2021		1,717	COP	6,179,620	0	(30)
	04/2021		231	HUF	68,484	0	(10)
	04/2021		4,697	MXN	97,415	65	0

72	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

March 31, 2021

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
	04/2021		$4,860	PEN	18,000	$0	$(51)
	04/2021		9,482	PLN	35,469	0	(506)
	05/2021	AUD	8,872		$7,022	281	0
	05/2021	MXN	891,183		43,094	0	(375)
	05/2021	NZD	9,223		6,621	180	0
	05/2021	PEN	90,678		24,650	428	0
	05/2021		$5,608	CZK	118,791	0	(270)
	05/2021		8,098	EUR	6,892	0	(11)
	05/2021		5,542	ILS	18,050	0	(140)
	05/2021		32,239	MXN	667,727	330	0
	05/2021		2,984	RUB	222,829	0	(53)
	05/2021		931	TRY	6,818	0	(134)
	06/2021	THB	485,404		$15,515	1	(15)
	06/2021		$7,545	RON	30,467	0	(312)
	06/2021		2,042	RUB	151,959	0	(52)
	06/2021		48,603	SGD	65,519	87	0
	06/2021		15,031	THB	460,296	0	(305)
	06/2021		4,937	ZAR	74,236	46	0
	06/2021	ZAR	178,478		$11,566	0	(414)
	10/2021		$42,331	MXN	891,183	383	0
	11/2021	CNH	41,200		$6,181	12	0
	12/2021	PEN	18,000		4,853	50	0

IND	04/2021	MXN	3,705		172	0	(9)
	04/2021		$725	ZAR	10,690	0	(1)
	05/2021		10,954	MXN	223,455	0	(55)
	06/2021		2,910	ZAR	44,027	45	0
	02/2022		2,632		41,117	41	0
	02/2022	ZAR	11,106		$725	3	0

JPM	04/2021	BRL	333,610		59,295	456	(419)
	04/2021	COP	17,028,918		4,766	116	0
	04/2021	EGP	43,619		2,733	0	(31)
	04/2021	KZT	3,284,100		7,298	0	(414)
	04/2021	RUB	186,302		2,434	0	(25)
	04/2021		$50,547	BRL	281,023	0	(619)
	04/2021		2,776	COP	9,937,937	0	(62)
	04/2021		523	PLN	1,931	0	(34)
	04/2021		5,861	TRY	44,309	4	(527)
	04/2021		1,622	UYU	69,911	0	(45)
	04/2021		95	ZAR	1,391	0	(1)
	05/2021	ILS	16,742		$5,045	35	0
	05/2021		$606	ILS	1,971	0	(17)
	05/2021		7,072	NZD	9,586	0	(378)
	05/2021		1,504	UYU	67,659	19	0
	06/2021	CLP	1,271,638		$1,750	0	(16)
	06/2021		$98,469	CNY	641,526	0	(1,299)
	06/2021		65,141	KRW	73,898,646	392	0
	06/2021		1,660	RON	6,686	0	(73)
	06/2021		4,999	SGD	6,741	10	0
	06/2021		19,264	THB	594,072	0	(259)
	06/2021		4,243	TRY	33,979	0	(302)
	06/2021	ZAR	80,704		$5,277	0	(140)
	07/2021	BRL	190,500		33,864	233	0
	09/2021		$368	KZT	160,540	0	(3)
	10/2021	BRL	179,220		$31,737	414	0
	01/2022		26,200		4,583	57	0
	02/2022	ZAR	1,445		95	1	0
	08/2022	ILS	16,130		4,986	118	0

MYI	04/2021	JPY	3,103		28	0	0
	04/2021	MXN	4,750		227	0	(5)
	04/2021	PLN	933		244	8	0
	04/2021	TRY	18,973		2,277	0	(21)
	04/2021		$778	ILS	2,495	0	(32)
	04/2021		519	PLN	1,928	0	(31)
	04/2021		1,277	TRY	10,573	0	(7)
	05/2021	COP	12,228,809		$3,336	0	(1)
	05/2021	NZD	1,461		1,046	25	0
	05/2021		$2,821	AUD	3,618	0	(72)
	05/2021		746	CZK	15,973	0	(28)
	05/2021		28	JPY	3,103	0	0
	05/2021		3,423	NZD	4,808	0	(65)

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2021	73

Schedule of Investments	PIMCO Emerging Markets Currency and Short-Term Investments Fund	(Cont.)

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
	06/2021	CNH	95,802		$14,586	$70	$0
	06/2021		$16,267	CLP	11,729,361	21	0
	06/2021		354	KRW	402,866	3	0
	10/2021	BRL	26,600		$4,744	95	0
	10/2021		$208	TRY	2,084	11	0
	11/2022	ILS	47,300		$14,718	415	0

RBC	04/2021		$1,596	COP	5,659,383	0	(50)
	05/2021		4,753	AUD	6,240	0	(13)
	05/2021		2,800	COP	9,996,587	0	(72)

RYL	04/2021		947	TRY	7,875	0	(1)
	04/2021		690	ZAR	10,229	4	(1)
	09/2021		558	KZT	242,730	0	(6)
	02/2022	ZAR	10,629		$690	2	(3)

SCX	04/2021	TRY	1,604		197	4	0
	04/2021		$475	HUF	141,320	0	(17)
	04/2021		4,774	MXN	98,294	31	0
	04/2021		6,659	PLN	24,899	0	(358)
	04/2021		47	TRY	348	0	(6)
	05/2021		2,033	AUD	2,573	0	(78)
	05/2021		2,080	TRY	15,251	0	(298)
	06/2021	THB	64,073		$2,051	1	0
	06/2021		$25,329	IDR	365,625,642	0	(477)
	06/2021		59,345	INR	4,426,099	461	0
	06/2021		12,337	PHP	601,952	0	(17)
	06/2021		44,600	TWD	1,226,105	0	(1,188)
	06/2021		1,838	ZAR	27,545	13	(2)
	07/2021	MYR	57,700		$13,886	0	(20)

SOG	04/2021		$4,446	JPY	469,700	0	(204)
	04/2021		85	TRY	627	0	(11)

SSB	04/2021	BRL	184,232		$33,195	464	0
	04/2021		$32,337	BRL	184,232	394	0
	04/2021		1,025	PLN	3,813	0	(60)
	05/2021		33,153	BRL	184,232	0	(478)
	06/2021		238	ZAR	3,550	0	0

TOR	04/2021		67	TRY	560	0	0
	04/2021		150	ZAR	2,212	0	0
	06/2021	TWD	66,289		$2,367	20	0
	02/2022	ZAR	2,298		150	1	0

UAG	04/2021	BRL	9,728		1,764	36	0
	04/2021	DKK	423		69	3	0
	04/2021	MXN	243,386		11,786	0	(111)
	04/2021		$1,722	BRL	9,728	7	0
	04/2021		313	MXN	6,476	3	0
	04/2021		522	PLN	1,928	0	(34)
	04/2021		3,561	RUB	269,683	15	(17)
	04/2021		1,307	TRY	10,868	0	(2)
	04/2021		2,506	ZAR	37,423	28	0
	05/2021		8,328	CZK	176,766	0	(385)
	05/2021		11,068	RUB	820,134	0	(279)
	05/2021		45	TRY	336	0	(5)
	05/2021		6,907	ZAR	103,765	78	0
	06/2021		2,859	KRW	3,246,306	20	0
	06/2021		4,150	RUB	310,320	0	(85)
	06/2021		2,929	TRY	22,851	0	(299)
	06/2021		1,983	ZAR	30,000	31	0
	10/2021	TRY	2,084		$211	0	(9)

Total Forward Foreign Currency Contracts						$15,363	$(25,256)

74	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

March 31, 2021

PURCHASED OPTIONS:

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount(1)	Cost	Market Value
BOA	Put - OTC AUD versus NZD	NZD	1.059	06/10/2021	22,872	$72	$26

BPS	Put - OTC USD versus BRL	BRL	5.400	04/30/2021	3,116	117	18
	Put - OTC USD versus BRL		5.350	06/04/2021	3,537	63	37
	Call - OTC USD versus BRL		6.300	06/04/2021	3,537	27	20
	Put - OTC USD versus ZAR	ZAR	14.500	06/04/2021	3,537	36	55
	Call - OTC USD versus ZAR		16.950	06/04/2021	3,537	34	14

GLM	Call - OTC USD versus BRL	BRL	5.800	02/15/2022	6,601	332	455

JPM	Put - OTC USD versus CNH	CNH	6.250	02/18/2022	13,974	15	4
	Put - OTC USD versus MXN	MXN	20.000	06/04/2021	3,537	31	45
	Call - OTC USD versus MXN		23.160	06/04/2021	3,537	27	11

MYI	Put - OTC AUD versus USD	$	0.750	04/26/2021	4,276	31	19

Total Purchased Options						$785	$704

WRITTEN OPTIONS:

CREDIT DEFAULT SWAPTIONS ON CREDIT INDICES

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
CBK	Put - OTC CDX.IG-35 5-Year Index	Sell	0.800%	05/19/2021	2,600	$(2)	$0

DUB	Put - OTC CDX.IG-35 5-Year Index	Sell	0.750	05/19/2021	2,800	(3)	(1)

FBF	Put - OTC CDX.IG-35 5-Year Index	Sell	0.900	06/16/2021	2,900	(4)	(1)

GST	Put - OTC CDX.IG-35 5-Year Index	Sell	0.750	05/19/2021	4,800	(5)	(1)

JPM	Put - OTC CDX.IG-35 5-Year Index	Sell	0.750	05/19/2021	2,700	(3)	(1)

MYC	Put - OTC CDX.IG-35 5-Year Index	Sell	0.800	05/19/2021	2,600	(3)	0

						$ (20)	$(4)

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
BOA	Call - OTC AUD versus NZD	NZD	1.095	06/10/2021	22,872	$(74)	$(112)

BPS	Put - OTC USD versus BRL	BRL	5.100	04/30/2021	3,116	(44)	(2)
	Put - OTC USD versus BRL		5.250	04/30/2021	3,116	(74)	(7)
	Call - OTC USD versus BRL		5.800	06/04/2021	3,537	(85)	(77)
	Call - OTC USD versus ZAR	ZAR	15.750	06/04/2021	3,537	(88)	(42)

BRC	Call - OTC USD versus BRL	BRL	6.000	04/12/2021	6,100	(62)	(6)

GLM	Put - OTC USD versus BRL		5.000	02/15/2022	6,601	(169)	(90)
	Call - OTC USD versus BRL		6.300	02/15/2022	6,601	(192)	(264)

JPM	Call - OTC USD versus MXN	MXN	21.670	06/04/2021	3,537	(76)	(36)

MYI	Call - OTC AUD versus USD	$	0.790	04/26/2021	4,276	(31)	(2)
	Put - OTC USD versus ILS	ILS	3.100	04/15/2021	7,550	(36)	0
	Put - OTC USD versus ILS		3.180	04/15/2021	4,950	(27)	0
	Call - OTC USD versus ILS		3.270	04/15/2021	7,550	(36)	(168)
	Call - OTC USD versus ILS		3.370	04/15/2021	4,950	(27)	(14)
	Call - OTC USD versus ZAR	ZAR	17.000	04/12/2021	6,100	(58)	(1)

UAG	Call - OTC USD versus TRY	TRY	12.000	10/27/2021	1,500	(68)	(54)

						$(1,147)	$(875)

Total Written Options						$(1,167)	$(879)

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2021	75

Schedule of Investments	PIMCO Emerging Markets Currency and Short-Term Investments Fund	(Cont.)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE AND SOVEREIGN ISSUES - SELL PROTECTION(2)

Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2021(3)	Notional Amount(4)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(5)
									Asset	Liability
BRC	Eskom Holdings SOC Ltd.	1.000%	Quarterly	12/20/2021	2.968%	$1,500	$(33)	$12	$0	$(21)

FBF	Egypt Government International Bond	1.000	Quarterly	12/20/2021	1.138	8,500	(725)	719	0	(6)
	Panama Government International Bond	1.000	Quarterly	06/20/2022	0.241	600	(3)	9	6	0

GST	Petroleos Mexicanos	1.000	Quarterly	06/20/2021	1.450	1,300	(13)	12	0	(1)

JPM	Petroleos Mexicanos	1.000	Quarterly	06/20/2021	1.450	1,500	(15)	14	0	(1)
	Turkey Government International Bond	1.000	Quarterly	06/20/2021	4.063	6,700	(525)	481	0	(44)

NGF	South Africa Government International Bond	1.000	Quarterly	06/20/2021	0.511	14,900	(29)	50	21	0

UAG	Panama Government International Bond	1.000	Quarterly	06/20/2022	0.241	7,900	(34)	110	76	0

							$(1,377)	$1,407	$103	$(73)

CROSS-CURRENCY SWAPS

Counterparty	Receive	Pay	Payment Frequency	Maturity Date(6)	Notional Amount of Currency Received		Notional Amount of Currency Delivered		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
											Asset	Liability
BPS	Floating rate equal to 1-Month MXN-LIBOR less 0.140% based on the notional amount of currency received	Floating rate equal to 1-Month USD-LIBOR based on the notional amount of currency delivered	Maturity	05/05/2023	MXN	722,250		$ 36,000	$37	$(530)	$0	$(493)

GLM	Floating rate equal to 6-Month USD-LIBOR plus 0.330% based on the notional amount of currency received	Floating rate equal to 6-Month ARS-LIBOR based on the notional amount of currency delivered	Maturity	05/28/2024		$ 7,800	ARS	351,546	7	5,462	5,469	0

									$44	$4,932	$5,469	$(493)

INTEREST RATE SWAPS

Counterparty	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
CBK	Receive	3-Month COP-IBR Compounded-OIS	4.150%	Quarterly	05/04/2022	COP	298,031,500	$31	$(1,991)	$0	$(1,960)

GLM	Pay	1-Year BRL-CDI	7.715	Maturity	01/04/2027	BRL	21,000	0	72	72	0
	Pay	3-Month COP-IBR Compounded-OIS	5.170	Quarterly	01/25/2023	COP	1,597,400	0	21	21	0
	Pay	6-Month CLP-CHILIBOR	3.265	Semi-Annual	06/14/2029	CLP	473,800	0	6	6	0

								$ 31	$(1,892)	$ 99	$(1,960)

VOLATILITY SWAPS

Counterparty	Pay/Receive Volatility	Reference Entity	Volatility Strike	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BOA	Pay	USD versus MXN 1-Year ATM Realized Volatility	14.400%	Maturity	11/24/2021	$11	$0	$1	$1	$0

CBK	Pay	USD versus MXN 1-Year ATM Realized Volatility	15.100	Maturity	11/05/2021	10	0	9	9	0
	Pay	USD versus ZAR 1-Year ATM Realized Volatility	16.600	Maturity	11/05/2021	10	0	2	2	0

DUB	Pay	USD versus CNH 1-Year ATM Realized Volatility	6.425	Maturity	11/05/2021	20	0	24	24	0

GLM	Pay	USD versus BRL 1-Year ATM Realized Volatility	18.300	Maturity	11/05/2021	10	0	(14)	0	(14)
	Pay	USD versus BRL 1-Year ATM Realized Volatility	18.825	Maturity	11/23/2021	11	0	(8)	0	(8)
	Pay	USD versus CNH 1-Year ATM Realized Volatility	6.275	Maturity	01/12/2022	8	0	5	5	0

76	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

March 31, 2021

Counterparty	Pay/Receive Volatility	Reference Entity	Volatility Strike	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
JPM	Pay	USD versus CNH 1-Year ATM Realized Volatility	6.350%	Maturity	11/24/2021	$22	$0	$25	$25	$0
	Pay	USD versus RUB 1-Year ATM Realized Volatility	15.700	Maturity	11/03/2021	10	0	12	12	0

MYI	Pay	USD versus RUB 1-Year ATM Realized Volatility	15.500	Maturity	11/23/2021	11	0	12	12	0
	Pay	USD versus ZAR 1-Year ATM Realized Volatility	16.000	Maturity	11/24/2021	11	0	(4)	0	(4)

							$0	$64	$90	$(26)

Total Swap Agreements							$(1,302)	$4,511	$5,761	$(2,552)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of March 31, 2021:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(7)
BOA	$569	$26	$1	$596	$(1,535)	$(112)	$0	$(1,647)	$(1,051)	$966	$(85)
BPS	238	144	0	382	(2,001)	(128)	(493)	(2,622)	(2,240)	1,722	(518)
BRC	10	0	0	10	(270)	(6)	(21)	(297)	(287)	322	35
BSH	116	0	0	116	(1,582)	0	0	(1,582)	(1,466)	(36)	(1,502)
CBK	4,224	0	11	4,235	(5,178)	0	(1,960)	(7,138)	(2,903)	3,515	612
DUB	136	0	24	160	(767)	(1)	0	(768)	(608)	62	(546)
FBF	0	0	6	6	(134)	(1)	(6)	(141)	(135)	0	(135)
GLM	1,325	455	5,573	7,353	(1,513)	(354)	(22)	(1,889)	5,464	(5,100)	364
GST	0	0	0	0	0	(1)	(1)	(2)	(2)	0	(2)
HUS	4,537	0	0	4,537	(2,699)	0	0	(2,699)	1,838	(2,160)	(322)
IND	89	0	0	89	(65)	0	0	(65)	24	55	79
JPM	1,855	60	37	1,952	(4,664)	(37)	(45)	(4,746)	(2,794)	1,560	(1,234)
MYI	648	19	12	679	(262)	(185)	(4)	(451)	228	(130)	98
NGF	0	0	21	21	0	0	0	0	21	0	21
RBC	0	0	0	0	(135)	0	0	(135)	(135)	0	(135)
RYL	6	0	0	6	(11)	0	0	(11)	(5)	0	(5)
SCX	510	0	0	510	(2,461)	0	0	(2,461)	(1,951)	2,302	351
SOG	0	0	0	0	(215)	0	0	(215)	(215)	0	(215)
SSB	858	0	0	858	(538)	0	0	(538)	320	0	320
TOR	21	0	0	21	0	0	0	0	21	0	21
UAG	221	0	76	297	(1,226)	(54)	0	(1,280)	(983)	1,263	280

Total Over the Counter	$15,363	$704	$5,761	$21,828	$(25,256)	$(879)	$(2,552)	$(28,687)

(i)

Securities with an aggregate market value of $12,597 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of March 31, 2021.

(1)	Notional Amount represents the number of contracts.
(2)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(6)	At the maturity date, the notional amount of the currency received will be exchanged back for the notional amount of the currency delivered.
(7)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2021	77

Schedule of Investments	PIMCO Emerging Markets Currency and Short-Term Investments Fund	(Cont.)

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2021:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Swap Agreements	$0	$0	$0	$0	$1,223	$1,223

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$15,363	$0	$15,363
Purchased Options	0	0	0	704	0	704
Swap Agreements	0	103	0	5,559	99	5,761

	$0	$103	$0	$21,626	$99	$21,828

	$0	$103	$0	$21,626	$1,322	$23,051

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Swap Agreements	$0	$0	$0	$0	$910	$910

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$25,256	$0	$25,256
Written Options	0	4	0	875	0	879
Swap Agreements	0	73	0	519	1,960	2,552

	$0	$77	$0	$26,650	$1,960	$28,687

	$0	$77	$0	$26,650	$2,870	$29,597

The effect of Financial Derivative Instruments on the Statements of Operations for the year ended March 31, 2021:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$(1)	$(1)
Futures	0	0	0	0	(1,026)	(1,026)
Swap Agreements	0	(3,881)	0	0	(23,638)	(27,519)

	$0	$(3,881)	$0	$0	$(24,665)	$(28,546)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(24,159)	$0	$(24,159)
Purchased Options	0	0	0	(81)	0	(81)
Written Options	0	3	0	4,555	0	4,558
Swap Agreements	0	1,287	0	(1,423)	(1,995)	(2,131)

	$0	$1,290	$0	$(21,108)	$(1,995)	$(21,813)

	$0	$(2,591)	$0	$(21,108)	$(26,660)	$(50,359)

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$(11)	$(11)
Futures	0	0	0	0	896	896
Swap Agreements	0	3,108	0	0	18,677	21,785

	$0	$3,108	$0	$0	$19,562	$22,670

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$58,993	$0	$58,993
Purchased Options	0	0	0	(81)	0	(81)
Written Options	0	36	0	1,526	0	1,562
Swap Agreements	0	(1,286)	0	1298	(1,528)	(1,516)

	$0	$(1,250)	$0	$61,736	$(1,528)	$58,958

	$0	$1,858	$0	$61,736	$18,034	$81,628

78	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

March 31, 2021

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2021 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2021
Investments in Securities, at Value
Argentina
Sovereign Issues	$0	$6,237	$0	$6,237
Australia
Non-Agency Mortgage-Backed Securities	0	601	0	601
Bermuda
Corporate Bonds & Notes	0	312	0	312
Brazil
Corporate Bonds & Notes	0	3,051	662	3,713
Sovereign Issues	0	132,210	0	132,210
Cayman Islands
Corporate Bonds & Notes	0	2,839	0	2,839
Chile
Sovereign Issues	0	26,359	0	26,359
China
Corporate Bonds & Notes	0	2,359	0	2,359
Colombia
Corporate Bonds & Notes	0	2,958	0	2,958
Sovereign Issues	0	39,402	0	39,402
Czech Republic
Sovereign Issues	0	31,938	0	31,938
Dominican Republic
Sovereign Issues	0	21,878	0	21,878
Egypt
Sovereign Issues	0	4,776	0	4,776
Ghana
Sovereign Issues	0	3,153	0	3,153
Hong Kong
Corporate Bonds & Notes	0	2,683	0	2,683
Hungary
Sovereign Issues	0	1,042	0	1,042
India
Corporate Bonds & Notes	0	2,605	0	2,605
Indonesia
Sovereign Issues	0	2,054	0	2,054
Israel
Sovereign Issues	0	69,681	0	69,681
Ivory Coast
Loan Participations and Assignments	0	0	2,217	2,217
Kazakhstan
Corporate Bonds & Notes	0	7,287	0	7,287
Luxembourg
Corporate Bonds & Notes	0	453	0	453
Malaysia
Sovereign Issues	0	20,932	0	20,932
Mauritius
Corporate Bonds & Notes	0	3,567	0	3,567
Mexico
Corporate Bonds & Notes	0	4,023	0	4,023
Sovereign Issues	0	449	0	449
Mongolia
Sovereign Issues	0	1,623	0	1,623
Netherlands
Corporate Bonds & Notes	0	1,654	0	1,654
Nigeria
Loan Participations and Assignments	0	0	3,109	3,109
Sovereign Issues	0	1,242	0	1,242
Peru
Corporate Bonds & Notes	0	4,041	0	4,041
Sovereign Issues	0	5,048	0	5,048
Poland
Corporate Bonds & Notes	0	119	0	119

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2021
Russia
Sovereign Issues	$0	$838	$0	$838
Saudi Arabia
Sovereign Issues	0	3,539	0	3,539
Singapore
Corporate Bonds & Notes	0	4,072	0	4,072
South Africa
Corporate Bonds & Notes	0	3,152	0	3,152
Loan Participations and Assignments	0	0	7,978	7,978
Sovereign Issues	0	23,654	0	23,654
Supranational
Corporate Bonds & Notes	0	7,072	0	7,072
Ukraine
Sovereign Issues	0	12,020	0	12,020
United Kingdom
Non-Agency Mortgage-Backed Securities	0	551	0	551
United States
Asset-Backed Securities	0	12,945	8,635	21,580
Corporate Bonds & Notes	0	8,830	0	8,830
Non-Agency Mortgage-Backed Securities	0	13,920	0	13,920
U.S. Government Agencies	0	254	0	254
Short-Term Instruments
Repurchase Agreements	0	5,192	0	5,192
Short-Term Notes	0	26,609	0	26,609
U.S. Treasury Cash Management Bills	0	12,664	0	12,664

	$0	$541,888	$22,601	$564,489

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$141,294	$0	$0	$141,294

Total Investments	$141,294	$541,888	$22,601	$705,783

Short Sales, at Value - Liabilities
Colombia
Sovereign Issues	$0	$(23,071)	$0	$(23,071)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	0	1,223	0	1,223
Over the counter	0	21,828	0	21,828

	$0	$23,051	$0	$23,051

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	0	(910)	0	(910)
Over the counter	0	(28,687)	0	(28,687)

	$0	$(29,597)	$0	$(29,597)

Total Financial Derivative Instruments	$0	$(6,546)	$0	$(6,546)

Totals	$141,294	$512,271	$22,601	$676,166

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2021	79

Schedule of Investments	PIMCO Emerging Markets Currency and Short-Term Investments Fund	(Cont.)	March 31, 2021

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ended March 31, 2021:

Category and Subcategory	Beginning Balance at 03/31/2020	Net Purchases	Net Sales/ Settlements	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation)(1)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 03/31/2021	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 03/31/2021(1)
Investments in Securities, at Value
Argentina
Corporate Bonds & Notes	$1,050	$0	$(580)	$7	$(951)	$474	$0	$0	$0	$0
Brazil
Corporate Bonds & Notes-Utilities	0	706	0	(12)	0	(32)	0	0	662	(33)
Loan Participations and Assignments	22,755	0	(22,700)	0	0	(55)	0	0	0	0
Cayman Islands
Asset-Backed Securities	8,252	0	(8,164)	1	(102)	13	0	0	0	0
Ivory Coast
Loan Participations and Assignments	0	2,245	0	0	0	(28)	0	0	2217	(28)
Jersey, Channel Islands
Asset-Backed Securities	6,181	0	(6,130)	(17)	(55)	21	0	0	0	0
Luxembourg
Corporate Bonds & Notes	5	10	(14)	0	3	(4)	0	0	0	0
Nigeria
Loan Participations and Assignments	0	3,061	0	4	0	44	0	0	3,109	44
Qatar
Loan Participations and Assignments	27,582	0	(27,529)	65	(17)	(101)	0	0	0	0
South Africa
Loan Participations and Assignments	33,977	4,103	(29,293)	(92)	(590)	(127)	0	0	7,978	8
United Kingdom
Corporate Bonds & Notes	1,479	0	(225)	0	(12,768)	11,514	0	0	0	0
United States
Asset-Backed Securities	8,304	0	0	0	0	331	0	0	8,635	331
Short- Term Instruments
Argentina Treasury Bills	1,173	0	(927)	1	(393)	146	0	0	0	0

Totals	$110,758	$10,125	$(95,562)	$(43)	$(14,873)	$12,196	$0	$0	$22,601	$322

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category and Subcategory	Ending Balance at 03/31/2021	Valuation Technique	Unobservable Inputs	(% Unless Noted Otherwise)
				Input Value(s)	Weighted Average
Investments in Securities, at Value
Brazil
Corporate Bonds & Notes-Utilities	$662	Other Valuation Techniques(2)	—	—	—
Ivory Coast
Loan Participations and Assignments	2,217	Proxy Pricing	Base Price	99.862	—
Nigeria
Loan Participations and Assignments	3,109	Proxy Pricing	Base Price	100.387	—
South Africa
Loan Participations and Assignments	2,891	Reference Instrument	Yield	6.169	—
	5,087	Third Party Vendor	Broker Quote	99.750	—
United States
Asset-Backed Securities	8,635	Proxy Pricing	Base Price	93.132	—

Total	$22,601

(1)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at March 31, 2021 may be due to an investment no longer held or categorized as Level 3 at period end.

(2)	Includes valuation techniques not defined in the Notes to Financial Statements as securities valued using such techniques are not considered significant to the Fund.

80	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

Schedule of Investments	PIMCO Emerging Markets Full Spectrum Bond Fund	March 31, 2021

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 5.7%

BRAZIL 1.0%

SOVEREIGN ISSUES 1.0%

Brazil Letras do Tesouro Nacional
0.000% due 10/01/2021 (b)	BRL	21,200	$3,692

Total Brazil (Cost $3,658)			3,692

CAYMAN ISLANDS 2.3%

CORPORATE BONDS & NOTES 2.3%

CIFI Holdings Group Co. Ltd.
4.375% due 04/12/2027		$500	490

Kaisa Group Holdings Ltd.
9.375% due 06/30/2024		1,500	1,444

KWG Group Holdings Ltd.
6.300% due 02/13/2026		900	893

MGM China Holdings Ltd.
4.750% due 02/01/2027		900	915

New Metro Global Ltd.
4.500% due 05/02/2026		800	784

Poinsettia Finance Ltd.
6.625% due 06/17/2031		1,000	962

Powerlong Real Estate Holdings Ltd.
5.950% due 04/30/2025		900	946

Sunac China Holdings Ltd.
5.950% due 04/26/2024		1,800	1,822

Total Cayman Islands (Cost $8,287)			8,256

CHINA 0.2%

CORPORATE BONDS & NOTES 0.2%

Yango Justice International Ltd.
7.500% due 02/17/2025		$1,000	946

Total China (Cost $987)			946

ECUADOR 0.0%

SOVEREIGN ISSUES 0.0%

Ecuador Government International Bond
0.500% due 07/31/2030 þ		$100	59

Total Ecuador (Cost $55)			59

EGYPT 0.1%

SOVEREIGN ISSUES 0.1%

Egypt Government International Bond
6.125% due 01/31/2022		$300	309

Total Egypt (Cost $308)			309

GHANA 0.2%

SOVEREIGN ISSUES 0.2%

Ghana Government International Bond
8.875% due 05/07/2042 (a)		$700	674

Total Ghana (Cost $676)			674

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
HONG KONG 0.1%

CORPORATE BONDS & NOTES 0.1%

Huarong Finance Co. Ltd.
3.625% due 11/22/2021	$200	$202

Total Hong Kong (Cost $201)		202

INDIA 0.3%

CORPORATE BONDS & NOTES 0.3%

Periama Holdings LLC
5.950% due 04/19/2026	$200	211

Shriram Transport Finance Co. Ltd.
5.100% due 07/16/2023	800	816

Total India (Cost $1,032)		1,027

NETHERLANDS 0.4%

CORPORATE BONDS & NOTES 0.4%

Republic of Angola Via Avenir BV
4.757% (US0006M + 4.500%) due 12/07/2023 ~	$1,020	979
7.760% (US0006M + 7.500%) due 07/01/2023 ~	568	564

Total Netherlands (Cost $1,545)		1,543

NIGERIA 0.1%

SOVEREIGN ISSUES 0.1%

Nigeria Government International Bond
5.625% due 06/27/2022	$200	207

Total Nigeria (Cost $208)		207

SINGAPORE 0.4%

CORPORATE BONDS & NOTES 0.4%

ABJA Investment Co. Pte. Ltd.
5.450% due 01/24/2028	$700	722

TML Holdings Pte Ltd.
5.500% due 06/03/2024	600	620

Total Singapore (Cost $1,346)		1,342

SOUTH AFRICA 0.4%

CORPORATE BONDS & NOTES 0.4%

Sasol Financing USA LLC
4.375% due 09/18/2026	$900	921

Transnet SOC Ltd.
4.000% due 07/26/2022	400	408

Total South Africa (Cost $1,309)		1,329

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
UKRAINE 0.1%

SOVEREIGN ISSUES 0.1%

Ukraine Government International Bond
7.750% due 09/01/2021	$400	$407

Total Ukraine (Cost $407)		407

VIRGIN ISLANDS (BRITISH) 0.1%

CORPORATE BONDS & NOTES 0.1%

Easy Tactic Ltd.
11.750% due 08/02/2023	$500	511

Total Virgin Islands (British) (Cost $514)		511

Total Investments in Securities (Cost $20,533)		20,504

	SHARES
INVESTMENTS IN AFFILIATES 94.5%

UNITED STATES 88.9%

MUTUAL FUNDS (c) 88.9%

PIMCO Emerging Markets Bond Fund	8,317,120	85,417

PIMCO Emerging Markets Corporate Bond Fund	9,265,869	100,350

PIMCO Emerging Markets Local Currency and Bond Fund	20,871,382	134,203

Total United States (Cost $309,194)		319,970

SHORT-TERM INSTRUMENTS 5.6%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 5.6%

PIMCO Short-Term Floating NAV Portfolio III	2,038,881	20,103

Total Short-Term Instruments (Cost $20,085)		20,103

Total Investments in Affiliates (Cost $329,279)		340,073

Total Investments 100.2% (Cost $349,812)		$360,577

Financial Derivative Instruments (d) (0.0)% (Cost or Premiums, net $(133))		(159)

Other Assets and Liabilities, net (0.2)%		(429)

Net Assets 100.0%		$359,989

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
(a)	When-issued security.
(b)	Zero coupon security.
(c)	Institutional Class Shares of each Fund.

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2021	81

Schedule of Investments	PIMCO Emerging Markets Full Spectrum Bond Fund	(Cont.)

(d)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received	Unrealized Appreciation/ (Depreciation)
					Asset	Liability
BSH	10/2021	BRL	21,200	$3,677	$0	$(28)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE AND SOVEREIGN ISSUES - SELL PROTECTION(1)

Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2021(2)	Notional Amount(3)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(4)
									Asset	Liability
BRC	Argentine Republic Government International Bond	5.000%	Quarterly	12/20/2023	13.842%	$600	$(114)	$(5)	$0	$(119)
	Eskom Holdings SOC Ltd.	1.000	Quarterly	12/20/2021	2.968	900	(19)	7	0	(12)

Total Swap Agreements							$(133)	$2	$0	$(131)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of March 31, 2021:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(5)
BRC	$0	$0	$0	$0	$0	$0	$(131)	$(131)	$(131)	$0	$(131)
BSH	0	0	0	0	(28)	0	0	(28)	(28)	0	(28)

Total Over the Counter	$0	$0	$0	$0	$(28)	$0	$(131)	$(159)

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2021:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Liabilities
Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$28	$0	$28
Swap Agreements	0	131	0	0	0	131

	$0	$131	$0	$28	$0	$159

82	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

March 31, 2021

The effect of Financial Derivative Instruments on the Statements of Operations for the year ended March 31, 2021:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$(51)	$(51)
Swap Agreements	0	(11)	0	0	0	(11)

	$0	$(11)	$0	$0	$(51)	$(62)

Over the counter
Swap Agreements	$0	$7	$0	$0	$0	$7

	$0	$(4)	$0	$0	$(51)	$(55)

Net Change in Unrealized (Depreciation) on Financial Derivative Instruments
Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(28)	$0	$(28)
Swap Agreements	0	(1)	0	0	0	(1)

	$0	$(1)	$0	$(28)	$0	$(29)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2021 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2021
Investments in Securities, at Value
Brazil
Sovereign Issues	$0	$3,692	$0	$3,692
Cayman Islands
Corporate Bonds & Notes	0	8,256	0	8,256
China
Corporate Bonds & Notes	0	946	0	946
Ecuador
Sovereign Issues	0	59	0	59
Egypt
Sovereign Issues	0	309	0	309
Ghana
Sovereign Issues	0	674	0	674
Hong Kong
Corporate Bonds & Notes	0	202	0	202
India
Corporate Bonds & Notes	0	1,027	0	1,027
Netherlands
Corporate Bonds & Notes	0	1,543	0	1,543
Nigeria
Sovereign Issues	0	207	0	207
Singapore
Corporate Bonds & Notes	0	1,342	0	1,342
South Africa
Corporate Bonds & Notes	0	1,329	0	1,329

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2021
Ukraine
Sovereign Issues	$0	$407	$0	$407
Virgin Islands (British)
Corporate Bonds & Notes	0	511	0	511

	$0	$20,504	$0	$20,504

Investments in Affiliates, at Value
United States
Mutual Funds	319,970	0	0	319,970
Short-Term Instruments
Central Funds Used for Cash Management Purposes	20,103	0	0	20,103

	$340,073	$0	$0	$340,073

Total Investments	$340,073	$20,504	$0	$360,577

Financial Derivative Instruments - Liabilities
Over the counter	$0	$(159)	$0	$(159)

Total Financial Derivative Instruments	$0	$(159)	$0	$(159)

Totals	$340,073	$20,345	$0	$360,418

There were no significant transfers into or out of Level 3 during the period ended March 31, 2021.

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2021	83

Schedule of Investments	PIMCO Global Advantage® Strategy Bond Fund

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 139.3%

ARGENTINA 0.0%

SOVEREIGN ISSUES 0.0%

Argentina Government International Bond
0.125% due 07/09/2030 þ		$43	$14
0.125% due 07/09/2035 þ		29	8
36.119% (BADLARPP + 2.000%) due 04/03/2022 ~	ARS	2,100	14

Provincia de Buenos Aires
37.855% due 04/12/2025		1,170	7

Total Argentina (Cost $151)			43

AUSTRALIA 4.0%

NON-AGENCY MORTGAGE-BACKED SECURITIES 0.1%

RESIMAC Bastille Trust
0.953% due 12/05/2059 •		$109	109
1.033% due 09/05/2057 •		250	251

			360

SOVEREIGN ISSUES 3.9%

Australia Government International Bond
0.500% due 09/21/2026	AUD	5,600	4,167
0.750% due 11/21/2027 (g)		1,694	1,411
1.750% due 06/21/2051		500	304
3.000% due 03/21/2047		2,000	1,618

New South Wales Treasury Corp.
2.750% due 11/20/2025 (g)		4,826	4,332

Northern Territory Treasury Corp.
2.000% due 04/21/2031		500	371

Treasury Corp. of Victoria
4.250% due 12/20/2032		600	555

			12,758

Total Australia (Cost $12,346)			13,118

BRAZIL 1.1%

CORPORATE BONDS & NOTES 1.1%

Banco Votorantim S.A.
4.500% due 09/24/2024		$1,000	1,039

Odebrecht Oil & Gas Finance Ltd.
0.000% due 04/26/2021 (e)(h)		653	5

Petrobras Global Finance BV
5.093% due 01/15/2030		46	48
7.250% due 03/17/2044		340	390

Swiss Insured Brazil Power Finance SARL
9.850% due 07/16/2032	BRL	11,273	2,122

Total Brazil (Cost $4,557)			3,604

CANADA 1.2%

CORPORATE BONDS & NOTES 0.2%

Air Canada Pass-Through Trust
3.300% due 07/15/2031		$174	170

Fairfax Financial Holdings Ltd.
2.750% due 03/29/2028	EUR	500	637

			807

NON-AGENCY MORTGAGE-BACKED SECURITIES 0.1%

Real Estate Asset Liquidity Trust
3.072% due 08/12/2053	CAD	346	285

SOVEREIGN ISSUES 0.9%

Canada Government Real Return Bond
3.000% due 12/01/2036 (g)(l)		2,012	2,352

Province of Quebec
1.850% due 02/13/2027		600	488

			2,840

Total Canada (Cost $3,817)			3,932

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
CAYMAN ISLANDS 5.2%

ASSET-BACKED SECURITIES 2.9%

Anchorage Capital CLO Ltd.
1.601% due 10/20/2031 •		$900	$903

Evans Grove CLO Ltd.
1.111% due 05/28/2028 •		208	209

Figueroa CLO Ltd.
1.141% due 01/15/2027 •		69	69

GoldentTree Loan Management U.S. CLO Ltd.
1.564% due 01/20/2033 •		800	803

Gulf Stream Meridian Ltd.
1.641% due 10/15/2029 •		900	901

Jamestown CLO Ltd.
1.443% due 01/17/2027 •		560	561

MidOcean Credit CLO
1.243% due 02/20/2031 •(b)		800	800

Palmer Square Loan Funding Ltd.
1.094% due 11/15/2026 •		495	495
1.924% due 07/20/2028 •		653	655

Sculptor CLO Ltd.
1.492% due 01/15/2031 •		800	800

Sound Point CLO Ltd.
1.114% due 01/20/2028 •		252	252
1.156% due 07/25/2030 •		900	900

SP-Static CLO Ltd.
1.622% due 07/22/2028 •		673	674

Steele Creek CLO Ltd.
1.048% due 05/21/2029 •		900	900

Telos CLO Ltd.
1.493% due 01/17/2027 •		454	454

Venture CLO Ltd.
1.121% due 04/15/2027 •		175	175

WhiteHorse Ltd.
1.153% due 04/17/2027 •		64	64

			9,615

CORPORATE BONDS & NOTES 2.3%

Avolon Holdings Funding Ltd.
5.500% due 01/15/2023		500	531

CIFI Holdings Group Co. Ltd.
7.625% due 02/28/2023		200	208

Odebrecht Offshore Drilling Finance Ltd.
6.720% due 12/01/2022 ^		569	559

Odebrecht Offshore Drilling Finance Ltd. (6.720% Cash and 1.000% PIK)
7.720% due 12/01/2026 ^(c)		4,371	863

QNB Finance Ltd.
1.202% (US0003M + 1.000%) due 05/02/2022 ~		600	603
1.243% (SOFRRATE + 1.225%) due 02/12/2022 ~		500	501
1.540% (US0003M + 1.350%) due 05/31/2021 ~		3,600	3,606

Sands China Ltd.
4.600% due 08/08/2023		200	214
5.125% due 08/08/2025		200	224
5.400% due 08/08/2028		300	344

			7,653

Total Cayman Islands (Cost $19,195)			17,268

CHILE 0.7%

CORPORATE BONDS & NOTES 0.4%

Banco Santander Chile
2.700% due 01/10/2025		$1,100	1,152

SOVEREIGN ISSUES 0.3%

Bonos de la Tesoreria de la Republica en pesos
4.700% due 09/01/2030	CLP	645,000	984

Total Chile (Cost $2,102)			2,136

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
CHINA 4.6%

SOVEREIGN ISSUES 4.6%

China Development Bank
3.050% due 08/25/2026	CNY	2,800	$418
3.340% due 07/14/2025		8,500	1,296
3.450% due 09/20/2029		3,400	512
3.480% due 01/08/2029		4,100	620
3.650% due 05/21/2029		4,100	626
3.800% due 01/25/2036		2,000	306
4.040% due 04/10/2027		4,700	737
4.240% due 08/24/2027		27,300	4,330

China Government International Bond
3.280% due 12/03/2027		40,000	6,144

Total China (Cost $14,645)			14,989

COLOMBIA 0.1%

SOVEREIGN ISSUES 0.1%

Colombian TES
6.000% due 04/28/2028	COP	1,230,000	330

Total Colombia (Cost $381)			330

CZECH REPUBLIC 0.1%

SOVEREIGN ISSUES 0.1%

Czech Republic Government International Bond
0.950% due 05/15/2030	CZK	5,600	233
2.500% due 08/25/2028		900	42

Total Czech Republic (Cost $263)			275

DENMARK 4.2%

CORPORATE BONDS & NOTES 4.2%

Jyske Realkredit A/S
1.000% due 10/01/2050	DKK	20,219	3,115

Nordea Kredit Realkreditaktieselskab
1.000% due 10/01/2050		38,826	5,967

Nykredit Realkredit A/S
1.000% due 10/01/2050		31,327	4,792

Total Denmark (Cost $13,409)			13,874

DOMINICAN REPUBLIC 0.2%

SOVEREIGN ISSUES 0.2%

Dominican Republic International Bond
6.500% due 02/15/2048		$500	530

Total Dominican Republic (Cost $573)			530

FRANCE 2.5%

CORPORATE BONDS & NOTES 1.2%

BNP Paribas S.A.
2.219% due 06/09/2026 •		$800	821
3.375% due 01/23/2026	GBP	800	1,208

Credit Agricole S.A.
3.750% due 04/24/2023		$1,900	2,021

			4,050

SOVEREIGN ISSUES 1.3%

France Government International Bond
0.500% due 05/25/2072	EUR	100	96
0.750% due 05/25/2052 (l)		2,400	2,769
1.500% due 05/25/2050 (l)		700	979
2.000% due 05/25/2048		300	464

			4,308

Total France (Cost $8,302)			8,358

84	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

March 31, 2021

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
GERMANY 2.3%

CORPORATE BONDS & NOTES 2.3%

Deutsche Bank AG
1.625% due 01/20/2027	EUR	700	$856
2.129% due 11/24/2026 •(j)		$500	501
2.625% due 02/12/2026	EUR	700	897
3.547% due 09/18/2031 •		$200	207
3.729% due 01/14/2032 •(j)		900	874
3.950% due 02/27/2023		600	634
3.961% due 11/26/2025 •		1,300	1,409
4.250% due 10/14/2021		1,300	1,324

IHO Verwaltungs GmbH (6.375% Cash or 7.125% PIK)
6.375% due 05/15/2029 (c)		800	877

Total Germany (Cost $7,375)			7,579

GUATEMALA 0.1%

SOVEREIGN ISSUES 0.1%

Guatemala Government International Bond
5.375% due 04/24/2032		$200	228

Total Guatemala (Cost $239)			228

HONG KONG 0.1%

CORPORATE BONDS & NOTES 0.1%

CMHI Finance BVI Co. Ltd.
4.375% due 08/06/2023		$200	214

Total Hong Kong (Cost $202)			214

INDIA 0.7%

CORPORATE BONDS & NOTES 0.7%

Muthoot Finance Ltd.
6.125% due 10/31/2022		$900	936

Shriram Transport Finance Co. Ltd.
5.700% due 02/27/2022		900	916
5.950% due 10/24/2022		400	411

Total India (Cost $2,223)			2,263

INDONESIA 0.8%

CORPORATE BONDS & NOTES 0.4%

PT Perusahaan Listrik Negara
4.875% due 07/17/2049		$1,100	1,166

SOVEREIGN ISSUES 0.4%

Indonesia Government International Bond
8.375% due 03/15/2034	IDR	18,578,000	1,392

Total Indonesia (Cost $2,530)			2,558

IRELAND 1.3%

ASSET-BACKED SECURITIES 0.9%

BlueMountain Fuji EUR CLO DAC
0.650% due 07/15/2030 •	EUR	700	821

CVC Cordatus Loan Fund DAC
0.650% due 10/15/2031 •		400	474

Man GLG Euro CLO DAC
0.690% due 12/15/2031 •		400	474

Toro European CLO DAC
0.900% due 10/15/2030 •		1,100	1,290

			3,059

CORPORATE BONDS & NOTES 0.4%

AIB Group PLC
4.750% due 10/12/2023		$200	219

SMBC Aviation Capital Finance DAC
2.650% due 07/15/2021		600	602

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.000% due 07/15/2022		$400	$410

			1,231

Total Ireland (Cost $4,303)			4,290

ISRAEL 2.5%

SOVEREIGN ISSUES 2.5%

Israel Government International Bond
0.050% (MAKA5DAY) due 11/30/2021 ~	ILS	10,500	3,141
1.000% due 04/30/2021		4,600	1,377
2.000% due 03/31/2027		2,100	678
3.800% due 05/13/2060		$1,200	1,289
5.500% due 01/31/2022	ILS	6,000	1,877

Total Israel (Cost $8,377)			8,362

ITALY 8.7%

CORPORATE BONDS & NOTES 1.5%

Banca Carige SpA
0.960% (EUR003M + 1.500%) due 05/25/2022 ~	EUR	1,000	1,180
1.157% due 10/25/2021 •		1,100	1,297

Banca Monte dei Paschi di Siena SpA
0.875% due 10/08/2027		600	736
2.625% due 04/28/2025		300	361

UniCredit SpA
2.569% due 09/22/2026 •		$500	502
7.830% due 12/04/2023		500	583
9.250% due 06/03/2022 •(h)(i)	EUR	300	384

			5,043

SOVEREIGN ISSUES 7.2%

Italy Buoni Poliennali Del Tesoro
1.850% due 07/01/2025 (l)		2,300	2,917
2.350% due 09/15/2024 (g)(l)		15,673	20,852

			23,769

Total Italy (Cost $26,213)			28,812

JAPAN 5.1%

CORPORATE BONDS & NOTES 1.4%

Meiji Yasuda Life Insurance Co.
5.100% due 04/26/2048 •		$200	232

Mitsubishi UFJ Financial Group, Inc.
3.455% due 03/02/2023		1,100	1,161

Mizuho Financial Group, Inc.
1.057% (US0003M + 0.880%) due 09/11/2022 ~		500	505
1.177% (US0003M + 1.000%) due 09/11/2024 ~		700	708
3.922% due 09/11/2024 •		400	430

ORIX Corp.
3.250% due 12/04/2024		200	216

Sumitomo Mitsui Financial Group, Inc.
1.474% due 07/08/2025		700	701

Takeda Pharmaceutical Co. Ltd.
2.050% due 03/31/2030		500	482

			4,435

SOVEREIGN ISSUES 3.7%

Japan Government International Bond
0.100% due 03/10/2028 (g)	JPY	342,037	3,120
0.100% due 03/10/2029 (g)		579,443	5,278
0.500% due 03/20/2049		229,000	1,995
0.700% due 12/20/2048		116,000	1,065
1.200% due 09/20/2035		71,000	724

			12,182

Total Japan (Cost $16,939)			16,617

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
KUWAIT 1.2%

SOVEREIGN ISSUES 1.2%

Kuwait International Government Bond
3.500% due 03/20/2027		$3,700	$4,090

Total Kuwait (Cost $3,677)			4,090

LUXEMBOURG 1.1%

CORPORATE BONDS & NOTES 1.1%

Gazprom OAO Via Gaz Capital S.A.
4.950% due 03/23/2027		$800	878

Sberbank of Russia Via SB Capital S.A.
5.125% due 10/29/2022		800	839
5.250% due 05/23/2023 (i)		1,800	1,910

Total Luxembourg (Cost $3,567)			3,627

MALAYSIA 0.3%

CORPORATE BONDS & NOTES 0.1%

Petronas Capital Ltd.
3.500% due 04/21/2030		$200	214
4.550% due 04/21/2050		200	238

			452

SOVEREIGN ISSUES 0.2%

Malaysia Government International Bond
4.232% due 06/30/2031	MYR	2,100	537

Total Malaysia (Cost $941)			989

MEXICO 0.4%

CORPORATE BONDS & NOTES 0.4%

Petroleos Mexicanos
6.750% due 09/21/2047		$1,500	1,278

Total Mexico (Cost $1,330)			1,278

NETHERLANDS 2.0%

ASSET-BACKED SECURITIES 1.4%

Accunia European CLO BV
0.950% due 07/15/2030 •	EUR	400	469

Babson Euro CLO BV
0.277% due 10/25/2029 •		622	730

Dryden Euro CLO BV
0.660% due 04/15/2033 •		250	293
0.880% due 01/15/2030 •		900	1,055

Jubilee CLO BV
0.610% due 04/15/2030 •(b)		700	821
0.650% due 04/15/2031 •		300	352

Tikehau CLO BV
0.880% due 12/07/2029 •		842	989

			4,709

CORPORATE BONDS & NOTES 0.4%

NXP BV
3.875% due 09/01/2022		$300	313

Syngenta Finance NV
4.441% due 04/24/2023		700	734
5.182% due 04/24/2028		200	217

			1,264

NON-AGENCY MORTGAGE-BACKED SECURITIES 0.1%

EMF-NL Prime BV
0.248% due 04/17/2041 •	EUR	262	296

Eurosail PLC
0.948% due 10/17/2040 •		103	121

			417

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2021	85

Schedule of Investments	PIMCO Global Advantage® Strategy Bond Fund	(Cont.)

		SHARES	MARKET VALUE (000S)
PREFERRED SECURITIES 0.1%

Stichting AK Rabobank Certificaten
6.500% due 12/29/2049 (h)		105,050	$160

Total Netherlands (Cost $6,388)			6,550

		PRINCIPAL AMOUNT (000S)
NEW ZEALAND 0.1%

SOVEREIGN ISSUES 0.1%

New Zealand Government International Bond
1.500% due 05/15/2031	NZD	600	407
1.750% due 05/15/2041		100	60

Total New Zealand (Cost $498)			467

PERU 2.0%

CORPORATE BONDS & NOTES 0.1%

Banco de Credito del Peru
4.650% due 09/17/2024	PEN	1,200	342

SOVEREIGN ISSUES 1.9%

Peru Government International Bond
1.862% due 12/01/2032		$200	183
5.350% due 08/12/2040	PEN	1,400	339
5.940% due 02/12/2029		8,200	2,487
6.150% due 08/12/2032		900	261
6.350% due 08/12/2028		9,400	2,932

			6,202

Total Peru (Cost $6,647)			6,544

PHILIPPINES 0.2%

SOVEREIGN ISSUES 0.2%

Philippines Government International Bond
6.250% due 01/14/2036	PHP	20,000	517

Total Philippines (Cost $496)			517

QATAR 0.9%

SOVEREIGN ISSUES 0.9%

Qatar Government International Bond
3.750% due 04/16/2030		$300	336
4.400% due 04/16/2050		300	349
4.500% due 04/23/2028		1,200	1,402
4.817% due 03/14/2049		700	859

Total Qatar (Cost $2,623)			2,946

ROMANIA 0.3%

SOVEREIGN ISSUES 0.3%

Romania Government International Bond
1.375% due 12/02/2029	EUR	400	467
2.625% due 12/02/2040		100	116
3.375% due 02/08/2038		100	127
5.850% due 04/26/2023	RON	1,500	384

Total Romania (Cost $1,140)			1,094

RUSSIA 1.1%

SOVEREIGN ISSUES 1.1%

Russia Government International Bond
4.250% due 06/23/2027		$400	438
4.375% due 03/21/2029		1,200	1,315
7.250% due 05/10/2034	RUB	38,500	519
7.650% due 04/10/2030		87,400	1,212

Total Russia (Cost $3,830)			3,484

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SAUDI ARABIA 0.9%

CORPORATE BONDS & NOTES 0.1%

Saudi Arabian Oil Co.
2.750% due 04/16/2022		$400	$410

SOVEREIGN ISSUES 0.8%

Saudi Government International Bond
3.250% due 10/26/2026		400	431
4.375% due 04/16/2029		1,800	2,057

			2,488

Total Saudi Arabia (Cost $2,590)			2,898

SERBIA 0.7%

SOVEREIGN ISSUES 0.7%

Serbia Government International Bond
1.650% due 03/03/2033	EUR	400	456
3.125% due 05/15/2027		1,400	1,821

Total Serbia (Cost $2,029)			2,277

SINGAPORE 1.0%

CORPORATE BONDS & NOTES 0.6%

BOC Aviation Ltd.
2.750% due 09/18/2022		$600	612
3.500% due 09/18/2027		300	318

Oversea-Chinese Banking Corp. Ltd.
0.648% (US0003M + 0.450%) due 05/17/2021 ~		600	602

PSA Treasury Pte Ltd.
2.500% due 04/12/2026		500	523

			2,055

SOVEREIGN ISSUES 0.4%

Singapore Government International Bond
2.125% due 06/01/2026	SGD	1,500	1,174

Total Singapore (Cost $3,078)			3,229

SOUTH AFRICA 0.3%

SOVEREIGN ISSUES 0.3%

South Africa Government International Bond
4.850% due 09/30/2029		$600	605
5.375% due 07/24/2044		400	365

Total South Africa (Cost $979)			970

SOUTH KOREA 1.0%

SOVEREIGN ISSUES 1.0%

Korea Government International Bond
2.125% due 06/10/2027	KRW	360,000	325
2.375% due 12/10/2027		360,000	330
2.375% due 12/10/2028		1,620,000	1,484
2.625% due 06/10/2028		720,000	671
5.500% due 03/10/2028		360,000	395

Korea Hydro & Nuclear Power Co. Ltd.
3.750% due 07/25/2023		$200	214

Total South Korea (Cost $3,380)			3,419

SPAIN 1.9%

CORPORATE BONDS & NOTES 0.2%

Banco de Sabadell S.A.
1.125% due 03/11/2027 •	EUR	100	120
1.750% due 05/10/2024		100	121

Banco Santander S.A.
1.849% due 03/25/2026		$200	200
4.379% due 04/12/2028		200	223

			664

		SHARES	MARKET VALUE (000S)
PREFERRED SECURITIES 0.2%

Banco Bilbao Vizcaya Argentaria S.A.
8.875% due 04/14/2021 •(h)(i)		600,000	$706

		PRINCIPAL AMOUNT (000S)
SOVEREIGN ISSUES 1.5%

Autonomous Community of Catalonia
4.220% due 04/26/2035	EUR	200	314
4.900% due 09/15/2021		700	839

Spain Government International Bond
0.250% due 07/30/2024 (l)		1,700	2,039
1.450% due 10/31/2071		300	326
1.850% due 07/30/2035 (l)		1,100	1,498

			5,016

Total Spain (Cost $6,154)			6,386

SUPRANATIONAL 0.7%

CORPORATE BONDS & NOTES 0.7%

European Union
0.000% due 06/02/2028 (e)	EUR	1,000	1,199
0.200% due 06/04/2036		300	350
0.300% due 11/04/2050		500	555
0.450% due 05/02/2046		300	350

Total Supranational (Cost $2,607)			2,454

SWITZERLAND 2.4%

CORPORATE BONDS & NOTES 2.4%

Credit Suisse AG
2.100% due 11/12/2021		$900	910

Credit Suisse Group AG
1.384% (US0003M + 1.200%) due 12/14/2023 ~		2,100	2,113
3.800% due 06/09/2023		1,900	2,017
3.869% due 01/12/2029 •		500	537

UBS AG
5.125% due 05/15/2024 (i)		1,300	1,434
7.625% due 08/17/2022 (i)		900	981

Total Switzerland (Cost $7,735)			7,992

UNITED ARAB EMIRATES 1.3%

CORPORATE BONDS & NOTES 0.2%

First Abu Dhabi Bank PJSC
3.000% due 03/30/2022		$600	616

SOVEREIGN ISSUES 1.1%

Emirate of Abu Dhabi Government International Bond
3.125% due 10/11/2027		2,800	3,044
3.125% due 04/16/2030		200	215
3.875% due 04/16/2050		200	218

			3,477

Total United Arab Emirates (Cost $3,721)			4,093

UNITED KINGDOM 15.4%

CORPORATE BONDS & NOTES 7.8%

Antofagasta PLC
2.375% due 10/14/2030		$400	392

Barclays Bank PLC
7.625% due 11/21/2022 (i)		3,300	3,623

Barclays PLC
4.338% due 05/16/2024 •		500	536
7.125% due 06/15/2025 •(h)(i)	GBP	800	1,245
7.875% due 03/15/2022 •(h)(i)		$700	737
8.000% due 06/15/2024 •(h)(i)		300	333

Frontier Finance PLC
8.000% due 03/23/2022	GBP	406	575

86	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

March 31, 2021

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

HSBC Holdings PLC
1.189% (US0003M + 1.000%) due 05/18/2024 ~		$400	$404
1.750% due 07/24/2027 •	GBP	300	418
3.000% due 07/22/2028 •		500	741
4.000% due 03/09/2026 •(h)(i)		$500	499
4.292% due 09/12/2026 •		600	665
6.500% due 03/23/2028 •(h)(i)		200	225

Lloyds Banking Group PLC
3.900% due 03/12/2024		400	435
4.050% due 08/16/2023		600	647
4.375% due 03/22/2028		200	225
4.582% due 12/10/2025		900	1,006
7.625% due 06/27/2023 •(h)(i)	GBP	200	301

Marks & Spencer PLC
4.250% due 12/08/2023		100	147

Nationwide Building Society
2.000% due 01/27/2023		$500	514
3.622% due 04/26/2023 •		500	516
3.766% due 03/08/2024 •		1,400	1,480

Natwest Group PLC
0.750% due 11/15/2025 •	EUR	200	239
1.751% (US0003M + 1.550%) due 06/25/2024 ~		$1,600	1,635
3.875% due 09/12/2023		500	536
4.519% due 06/25/2024 •		700	756
4.800% due 04/05/2026		900	1,022

Reckitt Benckiser Treasury Services PLC
2.375% due 06/24/2022		600	614

Santander UK Group Holdings PLC
1.089% due 03/15/2025 •		400	401
3.571% due 01/10/2023		200	204
4.750% due 09/15/2025		900	998
7.375% due 06/24/2022 •(h)(i)	GBP	200	289

Santander UK PLC
5.000% due 11/07/2023		$211	231

Standard Chartered PLC
1.319% due 10/14/2023 •		800	806

Tesco Property Finance PLC
5.411% due 07/13/2044	GBP	94	166
5.744% due 04/13/2040		191	345
5.801% due 10/13/2040		483	878

Virgin Media Secured Finance PLC
5.000% due 04/15/2027		500	723

			25,507

NON-AGENCY MORTGAGE-BACKED SECURITIES 5.4%

Alba PLC
0.253% due 11/25/2042 •		476	636

Avon Finance PLC
0.949% due 09/20/2048 •		658	910

Durham Mortgages B PLC
0.660% due 03/31/2054 •		593	816

Eurosail PLC
0.000% due 03/13/2045 •	EUR	260	304
0.237% due 12/10/2044 •	GBP	253	348

Great Hall Mortgages PLC
0.000% due 06/18/2039 •	EUR	525	611
0.211% due 03/18/2039 •	GBP	677	923
0.221% due 06/18/2039 •		231	314
0.231% due 06/18/2038 •		234	319

Lanark Master Issuer PLC
0.880% due 12/22/2069 •		453	626

Mortgage Funding PLC
1.180% due 03/13/2046 •		65	90

Newgate Funding PLC
0.058% due 12/15/2050 •	EUR	348	404

Residential Mortgage Securities PLC
1.284% due 09/20/2065 •	GBP	505	698
1.299% due 06/20/2070 •		549	764

Ripon Mortgages PLC
0.860% due 08/20/2056 •		1,835	2,534

Southern Pacific Financing PLC
0.257% due 06/10/2043 •		49	68

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Stanlington PLC
1.080% due 06/12/2046 •	GBP	568	$782

Stratton Mortgage Funding PLC
0.949% due 07/20/2060 •		1,300	1,792

Towd Point Mortgage Funding
0.951% due 07/20/2045 •		1,328	1,836

Towd Point Mortgage Funding PLC
0.951% due 07/20/2045 •		708	979
1.058% due 10/20/2051 •		892	1,237

Uropa Securities PLC
0.277% due 06/10/2059 •		263	352
0.427% due 06/10/2059 •		68	90
0.627% due 06/10/2059 •		53	71
0.827% due 06/10/2059 •		57	76

			17,580

		SHARES
PREFERRED SECURITIES 0.1%

Nationwide Building Society
10.250% ~		1,360	347

		PRINCIPAL AMOUNT (000S)
SOVEREIGN ISSUES 2.1%

United Kingdom Gilt
0.125% due 03/22/2024 (g)		4,132	6,284
0.625% due 10/22/2050		400	450

			6,734

Total United Kingdom (Cost $47,916)			50,168

UNITED STATES 55.7%

ASSET-BACKED SECURITIES 7.0%

A10 Bridge Asset Financing LLC
2.021% due 08/15/2040		$622	626

ACE Securities Corp. Home Equity Loan Trust
1.009% due 12/25/2034 •		131	128

Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates
0.784% due 07/25/2035 •		84	84

Argent Securities Trust
0.259% due 07/25/2036 •		717	315
0.349% due 07/25/2036 •		896	402

Asset-Backed Funding Certificates Trust
0.269% due 01/25/2037 •		514	365

Bear Stearns Asset-Backed Securities Trust
0.349% due 06/25/2047 •		787	783
0.509% due 09/25/2046 •		97	95
0.844% due 09/25/2035 •		843	841

Countrywide Asset-Backed Certificates
0.259% due 05/25/2037 •		123	122
0.329% due 09/25/2037 ^•		97	96
0.629% due 12/25/2036 ^•		3,758	3,667
4.497% due 10/25/2046 ^~		76	76
4.551% due 07/25/2036 ~		48	49

Countrywide Asset-Backed Certificates Trust
1.069% due 10/25/2035 •		317	318
5.210% due 03/25/2034 ~		78	78

Countrywide Asset-Backed Certificates Trust, Inc.
0.829% due 07/25/2034 •		193	191

Credit Suisse First Boston Mortgage Securities Corp.
0.729% due 01/25/2032 •		17	17

Credit-Based Asset Servicing & Securitization LLC
0.338% due 07/25/2037 •		229	184

Credit-Based Asset Servicing & Securitization Mortgage Loan Trust
3.466% due 03/25/2037 ^þ		1,000	515

Fieldstone Mortgage Investment Trust
0.438% due 11/25/2036 •		1,066	783

First Franklin Mortgage Loan Trust
0.249% due 09/25/2036 •		154	153
1.384% due 07/25/2034 •		190	191

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

First NLC Trust
0.814% due 12/25/2035 •		$214	$214

GSAA Home Equity Trust
0.559% due 08/25/2037 •		119	119

GSAMP Trust
0.199% due 01/25/2037 •		170	125
0.259% due 12/25/2046 •		728	483
0.649% due 04/25/2036 •		755	614

HSI Asset Securitization Corp. Trust
0.549% due 12/25/2036 •		557	225

JP Morgan Mortgage Acquisition Trust
0.189% due 08/25/2036 •		4	2
0.409% due 07/25/2036 •		1,644	975

Massachusetts Educational Financing Authority
1.168% due 04/25/2038 •		34	34

MASTR Asset-Backed Securities Trust
0.589% due 03/25/2036 •		672	546

Merrill Lynch Mortgage Investors Trust
0.228% due 08/25/2037 •		546	357
0.638% due 04/25/2037 •		755	537

Morgan Stanley ABS Capital, Inc. Trust
0.199% due 01/25/2037 •		570	354
0.249% due 10/25/2036 •		636	374
0.249% due 11/25/2036 •		226	145
0.329% due 11/25/2036 •		226	147
0.339% due 10/25/2036 •		840	568
0.754% due 09/25/2035 •		176	176

New Century Home Equity Loan Trust
0.874% due 09/25/2035 •		24	24

Renaissance Home Equity Loan Trust
5.797% due 08/25/2036 þ		492	280

Residential Asset Mortgage Products Trust
1.048% due 05/25/2035 •		159	159

Residential Asset Securities Corp. Trust
0.789% due 11/25/2035 •		196	195

Securitized Asset-Backed Receivables LLC Trust
1.084% due 03/25/2035 •		25	25

Specialty Underwriting & Residential Finance Trust
4.062% due 02/25/2037 ^þ		572	309

Structured Asset Investment Loan Trust
0.829% due 02/25/2035 •		172	173

Towd Point Mortgage Trust
1.636% due 04/25/2060 ~		738	744
2.710% due 01/25/2060 ~		738	762
2.900% due 10/25/2059 ~		2,805	2,935

Toyota Auto Loan Extended Note Trust
2.560% due 11/25/2031		1,100	1,164

			22,844

CORPORATE BONDS & NOTES 11.7%

Allegion U.S. Holding Co., Inc.
3.200% due 10/01/2024		400	425

Amgen, Inc.
3.625% due 05/15/2022		400	410

Anheuser-Busch InBev Worldwide, Inc.
4.375% due 04/15/2038		400	455

AT&T, Inc.
1.800% due 09/05/2026	EUR	1,100	1,393
3.100% due 02/01/2043		$200	187
3.300% due 02/01/2052		200	181

Bayer U.S. Finance LLC
0.831% (US0003M + 0.630%) due 06/25/2021 ~		200	200
1.194% (US0003M + 1.010%) due 12/15/2023 ~		600	608
4.375% due 12/15/2028		800	904

Broadcom, Inc.
2.450% due 02/15/2031		400	378
2.600% due 02/15/2033		200	187

Campbell Soup Co.
3.650% due 03/15/2023		86	91

CenterPoint Energy Resources Corp.
3.550% due 04/01/2023		200	211

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2021	87

Schedule of Investments	PIMCO Global Advantage® Strategy Bond Fund	(Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Charles Schwab Corp.
0.750% due 03/18/2024		$200	$201
2.000% due 03/20/2028		200	201

Charter Communications Operating LLC
3.750% due 02/15/2028		1,100	1,193
4.464% due 07/23/2022		1,400	1,461
5.125% due 07/01/2049		300	338

Cheniere Corpus Christi Holdings LLC
3.700% due 11/15/2029		900	950

Citigroup, Inc.
2.876% due 07/24/2023 •		100	103
3.142% due 01/24/2023 •		100	102

Constellation Brands, Inc.
3.750% due 05/01/2050		300	314

CVS Pass-Through Trust
7.507% due 01/10/2032		1,209	1,514

Dell International LLC
6.020% due 06/15/2026		200	237

Discover Bank
3.350% due 02/06/2023		300	314

Emera U.S. Finance LP
2.700% due 06/15/2021		300	301

Equifax, Inc.
1.064% (US0003M + 0.870%) due 08/15/2021 ~		200	201

Equinix, Inc.
0.250% due 03/15/2027	EUR	400	467

Equitable Holdings, Inc.
3.900% due 04/20/2023		$65	69

Fidelity National Information Services, Inc.
0.750% due 05/21/2023	EUR	300	358
1.700% due 06/30/2022	GBP	200	280

Fiserv, Inc.
3.200% due 07/01/2026		$1,000	1,080

Ford Motor Credit Co. LLC
0.000% due 05/14/2021 •	EUR	300	352
0.000% due 12/01/2021 •		200	234
0.000% due 12/07/2022 •		100	115
0.183% due 11/15/2023 •		100	114
1.429% (US0003M + 1.235%) due 02/15/2023 ~		$300	297
1.463% (US0003M + 1.270%) due 03/28/2022 ~		500	497
2.748% due 06/14/2024	GBP	200	278
3.087% due 01/09/2023		$500	509
3.375% due 11/13/2025		400	407
4.000% due 11/13/2030		200	199

General Motors Financial Co., Inc.
1.075% (US0003M + 0.850%) due 04/09/2021 ~		100	100
3.550% due 07/08/2022		700	725

Goldman Sachs Group, Inc.
1.625% due 07/27/2026	EUR	500	626
2.908% due 06/05/2023 •		$200	205
4.223% due 05/01/2029 •		1,200	1,347

Huntsman International LLC
5.125% due 11/15/2022		400	422

Kilroy Realty LP
3.450% due 12/15/2024		100	107

Komatsu Finance America, Inc.
2.437% due 09/11/2022		500	514

Mid-America Apartments LP
4.200% due 06/15/2028		500	560

Morgan Stanley
0.738% (CDOR03 + 0.300%) due 02/03/2023 ~(j)	CAD	2,300	1,833

Nissan Motor Acceptance Corp.
0.883% due 09/28/2022 •		$1,000	1,000

Oracle Corp.
2.875% due 03/25/2031 (j)		1,100	1,121
3.950% due 03/25/2051 (j)		200	207

Pacific Gas & Electric Co.
2.100% due 08/01/2027		100	98
3.150% due 01/01/2026		100	104
3.500% due 06/15/2025		100	106

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
4.000% due 12/01/2046	$100	$93
4.550% due 07/01/2030	100	109

Penske Truck Leasing Co. LP
3.950% due 03/10/2025	1,200	1,311

RELX Capital, Inc.
3.000% due 05/22/2030	800	831

Rio Oil Finance Trust
9.250% due 07/06/2024	813	905

Sabine Pass Liquefaction LLC
4.500% due 05/15/2030	500	562

Southern California Edison Co.
0.650% (SOFRRATE + 0.640%) due 04/03/2023 ~(b)	200	200
0.840% (SOFRRATE + 0.830%) due 04/01/2024 ~(b)	200	200

Spirit AeroSystems, Inc.
3.950% due 06/15/2023	200	198

Sprint Spectrum Co. LLC
3.360% due 03/20/2023	150	151
4.738% due 09/20/2029	200	215

Tagua Leasing LLC
1.581% due 11/16/2024	2,376	2,421

Volkswagen Group of America Finance LLC
1.141% (US0003M + 0.940%) due 11/12/2021 ~	800	804
3.350% due 05/13/2025	800	860

Walt Disney Co.
3.500% due 05/13/2040	300	318
3.600% due 01/13/2051	300	320

Zimmer Biomet Holdings, Inc.
3.150% due 04/01/2022	1,626	1,661

		38,550

LOAN PARTICIPATIONS AND ASSIGNMENTS 0.1%

CenturyLink, Inc.
2.359% (LIBOR03M + 2.250%) due 03/15/2027 ~	305	302

NON-AGENCY MORTGAGE-BACKED SECURITIES 4.3%

Adjustable Rate Mortgage Trust
2.321% due 01/25/2035 ~	9	9

Banc of America Funding Trust
0.319% due 04/25/2037 ^•	72	68
0.531% due 04/20/2047 ^•	85	84
3.128% due 05/25/2035 ~	83	85
6.000% due 07/25/2037 ^	190	185

Banc of America Mortgage Trust
6.000% due 10/25/2036 ^	88	87

BCAP LLC Trust
0.319% due 05/25/2047 •	279	268

Bear Stearns Adjustable Rate Mortgage Trust
2.370% due 02/25/2036 •	28	28
2.876% due 02/25/2034 ~	6	6
3.011% due 04/25/2034 ~	114	115
3.549% due 08/25/2035 ~	14	14

Bear Stearns ALT-A Trust
2.762% due 05/25/2035 ~	90	92
3.130% due 09/25/2035 ^~	275	169

Chase Mortgage Finance Trust
3.042% due 03/25/2037 ^~	176	175
3.329% due 07/25/2037 ~	35	32

Citigroup Mortgage Loan Trust
2.529% due 04/25/2037 ^~	181	162

Citigroup Mortgage Loan Trust, Inc.
3.069% due 05/25/2035 ~	40	41

Countrywide Alternative Loan Trust
0.321% due 07/20/2046 ^•	102	82
2.826% due 06/25/2037 ~	206	183
5.500% due 10/25/2035 ^	21	20
5.500% due 02/25/2036 ^	42	34
6.000% due 01/25/2037 ^	346	346
6.000% due 02/25/2037 ^	586	347
6.000% due 05/25/2037 ^	459	284

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
6.250% due 12/25/2036 ^•	$483	$333
6.500% due 08/25/2037 ^	331	205
8.000% due 10/25/2036 ^	27	25

Countrywide Home Loan Mortgage Pass-Through Trust
6.000% due 02/25/2037 ^	149	111
6.250% due 09/25/2036 ^	259	170

Countrywide Home Loan Reperforming REMIC Trust
0.449% due 06/25/2035 •	157	151

Deutsche ALT-B Securities, Inc. Mortgage Loan Trust
5.945% due 02/25/2036 ^þ	261	260

GreenPoint Mortgage Funding Trust
0.269% due 02/25/2037 ^•	8	11

GreenPoint Mortgage Funding Trust Pass-Through Certificates
2.684% due 10/25/2033 ~	8	8

GSR Mortgage Loan Trust
3.052% due 05/25/2037 ^~	15	12

HarborView Mortgage Loan Trust
2.647% due 02/25/2036 ^~	25	11
2.726% due 07/19/2035 ^~	5	6

Impac Secured Assets Trust
3.365% due 07/25/2035 ~	57	50

IndyMac Mortgage Loan Trust
0.589% due 07/25/2035 •	8	7
2.910% due 12/25/2034 ~	4	4
3.501% due 06/25/2036 ~	210	207

JP Morgan Alternative Loan Trust
2.740% due 12/25/2036 ~	29	29
3.424% due 05/25/2037 ^~	292	273

JP Morgan Mortgage Trust
2.594% due 02/25/2035 ~	3	3
2.818% due 10/25/2035 ^~	249	227

Lehman Mortgage Trust
6.000% due 09/25/2037 ^	118	119

Manhattan West Mortgage Trust
2.130% due 09/10/2039	800	805

Merrill Lynch Mortgage Investors Trust
0.529% due 02/25/2036 •	26	26
2.771% due 03/25/2036 ^~	87	57

MF1 Multifamily Housing Mortgage Loan Trust
0.958% due 07/15/2036 •	400	401

Morgan Stanley Mortgage Loan Trust
1.009% due 02/25/2036 ^•	38	35
2.816% due 05/25/2036 ^~	175	132
3.472% due 09/25/2035 ^~	115	56

New Residential Mortgage Loan Trust
2.750% due 07/25/2059 ~	899	938
2.750% due 11/25/2059 ~	842	879

One New York Plaza Trust
1.056% due 01/15/2026 •	900	907

Prime Mortgage Trust
0.609% due 02/25/2035 •	183	178
6.000% due 06/25/2036 ^	69	68

Residential Accredit Loans, Inc. Trust
0.209% due 05/25/2037 •	385	371
0.239% due 02/25/2037 •	186	192
0.249% due 01/25/2037 •	417	413
0.279% due 12/25/2036 •	230	223
0.489% due 07/25/2036 •	332	342
0.509% due 11/25/2036 ^•	218	154
5.000% due 09/25/2036 ^	63	59

Residential Funding Mortgage Securities, Inc. Trust
6.000% due 06/25/2037 ^	23	24

Structured Adjustable Rate Mortgage Loan Trust
0.429% due 10/25/2035 •	91	90
3.304% due 04/25/2036 ^~	149	118

Structured Asset Mortgage Investments Trust
0.509% due 05/25/2036 •	290	281
0.529% due 05/25/2036 •	31	27

Structured Asset Securities Corp.
0.389% due 01/25/2036 •	168	156

Structured Asset Securities Corp. Mortgage Loan Trust
0.399% due 10/25/2036 •	382	342

88	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

March 31, 2021

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

SunTrust Adjustable Rate Mortgage Loan Trust
2.253% due 02/25/2037 ^~	$146	$139

Thornburg Mortgage Securities Trust
0.849% due 09/25/2034 •	25	25

WaMu Mortgage Pass-Through Certificates Trust
0.669% due 11/25/2045 •	77	75
0.889% due 10/25/2044 •	66	66
1.659% due 08/25/2042 •	5	5
3.173% due 12/25/2036 ^~	239	231
3.243% due 10/25/2036 ^~	433	417

Washington Mutual Mortgage Pass-Through Certificates Trust
0.269% due 02/25/2037 ^•	494	446
5.500% due 11/25/2035 ^	80	81
6.500% due 08/25/2035 ^	91	90

		13,987

	SHARES
PREFERRED SECURITIES 0.6%

AT&T, Inc.
2.875% due 03/02/2025 •(h)	500,000	586

Bank of America Corp.
5.875% due 03/15/2028 •(h)	600,000	655

Wells Fargo & Co.
3.900% due 03/15/2026 •(h)	800,000	808

		2,049

	PRINCIPAL AMOUNT (000S)
U.S. GOVERNMENT AGENCIES 21.5%

Fannie Mae
0.509% due 06/25/2036 •	36	37
3.000% due 01/01/2022 - 03/01/2060	921	965
3.500% due 01/01/2059 (l)	1,182	1,296

Freddie Mac
0.473% due 01/15/2038 •	531	532
2.382% due 01/15/2038 ~(a)	531	35

Ginnie Mae
3.000% due 07/20/2046 - 05/20/2047	43	45

Ginnie Mae, TBA
2.000% due 05/01/2051	800	807

Uniform Mortgage-Backed Security
2.500% due 11/01/2050 - 02/01/2051 (l)	3,749	3,859

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.500% due 12/01/2050 - 02/01/2051	$1,485	$1,528
3.000% due 02/01/2027 - 09/01/2042	47	50
3.500% due 01/01/2026 - 07/01/2050	667	709
3.500% due 10/01/2034 - 04/01/2050 (l)	714	763
4.000% due 01/01/2037 - 06/01/2050	706	760
4.000% due 04/01/2048 (l)	156	168
4.500% due 05/01/2023 - 03/01/2044	251	279
5.000% due 08/01/2033 - 10/01/2041	122	140
5.500% due 07/01/2035 - 02/01/2041	112	129
6.000% due 06/01/2026 - 09/01/2039	335	381
6.000% due 09/01/2038 (l)	99	111

Uniform Mortgage-Backed Security, TBA
2.000% due 04/01/2051 - 06/01/2051	6,000	5,979
2.500% due 06/01/2051	600	613
3.000% due 04/01/2051 - 05/01/2051	8,500	8,855
3.500% due 05/01/2051	4,800	5,072
4.000% due 04/01/2051 - 05/01/2051	32,965	35,372
4.500% due 04/01/2051	2,000	2,177

		70,662

U.S. TREASURY OBLIGATIONS 10.5%

U.S. Treasury Bonds
1.375% due 11/15/2040	200	170
1.625% due 11/15/2050 (l)	2,600	2,167
1.875% due 02/15/2041 (l)	6,300	5,868

U.S. Treasury Inflation Protected Securities (g)
0.125% due 07/15/2030 (n)	510	554
0.250% due 02/15/2050 (l)	1,017	1,065
0.500% due 01/15/2028 (l)	7,104	7,917
1.000% due 02/15/2048 (n)(p)	955	1,190
1.375% due 02/15/2044 (n)	561	734
2.500% due 01/15/2029 (l)	4,690	6,005
3.875% due 04/15/2029 (n)	636	894

U.S. Treasury Notes
2.625% due 06/15/2021 (p)	51	51
2.875% due 04/30/2025 (l)	7,100	7,733

		34,348

Total United States (Cost $175,844)		182,742

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SHORT-TERM INSTRUMENTS 2.9%

REPURCHASE AGREEMENTS (k) 1.8%
			$5,911

ARGENTINA TREASURY BILLS 0.0%
19.154% due 06/30/2021 - 09/13/2021 (d)(e)	ARS	14,405	101

ISRAEL TREASURY BILLS 0.9%
(0.029)% due 11/30/2021 - 03/02/2022 (d)(e)	ILS	10,000	2,992

U.S. TREASURY BILLS 0.1%
0.031% due 04/29/2021 (e)(f)		$482	482

U.S. TREASURY CASH MANAGEMENT BILLS 0.1%
0.014% due 07/06/2021 (e)(f)		$311	311

Total Short-Term Instruments (Cost $9,501)			9,797

Total Investments in Securities (Cost $444,813)			457,391

		SHARES
INVESTMENTS IN AFFILIATES 0.1%

SHORT-TERM INSTRUMENTS 0.1%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 0.1%

PIMCO Short Asset Portfolio		21,625	217

PIMCO Short-Term Floating NAV Portfolio III		19,696	194

Total Short-Term Instruments (Cost $410)			411

Total Investments in Affiliates (Cost $410)			411

Total Investments 139.4% (Cost $445,223)			$457,802

Financial Derivative Instruments (m)(o) 1.1% (Cost or Premiums, net $(1,602))			3,532

Other Assets and Liabilities, net (40.5)%			(132,933)

Net Assets 100.0%			$328,401

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
(a)	Security is an Interest Only (“IO”) or IO Strip.
(b)	When-issued security.
(c)	Payment in-kind security.
(d)	Coupon represents a weighted average yield to maturity.
(e)	Zero coupon security.
(f)	Coupon represents a yield to maturity.
(g)	Principal amount of security is adjusted for inflation.
(h)	Perpetual maturity; date shown, if applicable, represents next contractual call date.
(i)	Contingent convertible security.

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2021	89

Schedule of Investments	PIMCO Global Advantage® Strategy Bond Fund	(Cont.)

(j)  RESTRICTED SECURITIES:

Issuer Description	Coupon	Maturity Date	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
Deutsche Bank AG	2.129%	11/24/2026	11/17/2020	$ 500	$501	0.15%
Deutsche Bank AG	3.729	01/14/2032	01/20/2021 - 01/28/2021	902	874	0.27
Morgan Stanley	0.738	02/03/2023	01/30/2020	1,743	1,833	0.56
Oracle Corp.	2.875	03/25/2031	03/22/2021	1,098	1,121	0.34
Oracle Corp.	3.950	03/25/2051	03/22/2021	200	207	0.06

				$ 4,443	$4,536	1.38%

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(k)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date		Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
BPS	(0.700)%	10/11/2019	TBD	(2)	EUR 2,213	Spain Government International Bond 1.450% due 10/31/2027	$(2,857)	$2,595	$2,568
	0.730	01/22/2020	01/20/2022		GBP 2,405	United Kingdom Gilt 1.750% due 01/22/2049	(3,144)	3,315	3,343

Total Repurchase Agreements							$(6,001)	$5,910	$5,911

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate(3)	Settlement Date	Maturity Date	Amount Borrowed(3)		Payable for Reverse Repurchase Agreements
BOS	(0.030)%	03/31/2021	04/14/2021		$(1,016)	$(1,015)
	0.100	03/16/2021	04/14/2021		(2,654)	(2,654)
BPS	(0.510)	03/25/2021	05/20/2021	EUR	(1,795)	(2,105)
	(0.500)	02/17/2021	05/20/2021		(654)	(767)
BRC	0.090	03/24/2021	04/14/2021		$(3,403)	(3,404)
BSN	0.080	03/17/2021	04/16/2021		(5,292)	(5,292)
	0.090	03/16/2021	04/16/2021		(1,041)	(1,041)
CEW	(0.590)	03/25/2021	05/20/2021	EUR	(2,245)	(2,633)
	(0.550)	03/25/2021	05/20/2021		(1,921)	(2,252)
DEU	0.020	03/29/2021	04/01/2021		$(1,190)	(1,190)
IND	(0.500)	02/17/2021	05/20/2021	EUR	(17,827)	(20,893)
	0.090	03/17/2021	04/05/2021		$(992)	(992)
JPS	0.120	02/02/2021	04/05/2021		(799)	(800)
MYI	(0.550)	02/17/2021	05/20/2021	EUR	(898)	(1,052)
NOM	0.080	03/18/2021	04/19/2021		$(6,795)	(6,795)
	0.080	03/26/2021	04/19/2021		(7,940)	(7,940)

Total Reverse Repurchase Agreements						$(60,825)

SALE-BUYBACK TRANSACTIONS:

Counterparty	Borrowing Rate(3)	Borrowing Date	Maturity Date	Amount Borrowed(3)		Payable for Sale-Buyback Transactions
GSC	(0.050)%	03/25/2021	04/01/2021	$	(1,992)	$(1,992)
	(0.020)	03/24/2021	04/07/2021		(1,510)	(1,510)
TDM	0.160	03/26/2021	04/08/2021	CAD	(3,008)	(2,384)

Total Sale-Buyback Transactions						$(5,886)

SHORT SALES:

Description	Coupon	Maturity Date	Principal Amount		Proceeds	Payable for Short Sales(4)
Canada (0.6)%
Sovereign Issues (0.6)%
Canada Government International Bond	2.750%	12/01/2048	CAD	2,100	$(2,048)	$(1,968)

90	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

March 31, 2021

Description	Coupon	Maturity Date	Principal Amount		Proceeds	Payable for Short Sales(4)
Spain (0.9)%
Sovereign Issues (0.9)%
Spain Government International Bond	1.450%	10/31/2027	EUR	2,200	$(2,528)	$(2,856)

United Kingdom (0.7)%
Sovereign Issues (0.7)%
United Kingdom Gilt	1.750	01/22/2049	GBP	1,500	(2,175)	(2,252)

United States (4.8)%
U.S. Government Agencies (4.8)%
Fannie Mae, TBA	3.000	06/01/2051	$	5,900	(6,148)	(6,143)
Ginnie Mae, TBA	2.000	04/01/2051		800	(813)	(808)
Ginnie Mae, TBA	2.500	04/01/2051		1,000	(1,030)	(1,032)
Uniform Mortgage-Backed Security, TBA	2.000	04/01/2051		6,350	(6,383)	(6,339)
Uniform Mortgage-Backed Security, TBA	2.500	05/01/2051		1,300	(1,332)	(1,331)
Uniform Mortgage-Backed Security, TBA	3.500	04/01/2036		300	(320)	(320)

Total United States					(16,026)	(15,973)

Total Short Sales (7.0)%					$(22,777)	$(23,049)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of March 31, 2021:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Payable for Short Sales(4)	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(5)
Global/Master Repurchase Agreement
BOS	$0	$(3,669)	$0	$0	$(3,669)	$3,714	$45
BPS	5,911	(2,872)	0	0	3,039	(3,081)	(42)
BRC	0	(3,404)	0	0	(3,404)	3,484	80
BSN	0	(6,333)	0	0	(6,333)	6,293	(40)
CEW	0	(4,885)	0	0	(4,885)	4,965	80
DEU	0	(1,190)	0	0	(1,190)	1,167	(23)
IND	0	(21,885)	0	0	(21,885)	21,832	(53)
JPS	0	(800)	0	0	(800)	780	(20)
MYI	0	(1,052)	0	0	(1,052)	979	(73)
NOM	0	(14,735)	0	0	(14,735)	14,667	(68)

Master Securities Forward Transaction Agreement
GSC	0	0	(3,502)	0	(3,502)	3,446	(56)
RYL	0	0	0	(5,108)	(5,108)	0	(5,108)
TDM	0	0	(2,384)	(1,968)	(4,352)	2,351	(2,001)

Total Borrowings and Other Financing Transactions	$5,911	$(60,825)	$(5,886)	$(7,076)

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
Sovereign Issues	$0	$0	$(29,702)	$0	$(29,702)
U.S. Government Agencies	0	(6,058)	0	0	(6,058)
U.S. Treasury Obligations	(1,190)	(23,875)	0	0	(25,065)

Total	$(1,190)	$(29,933)	$(29,702)	$0	$(60,825)

Sale-Buyback Transactions
Sovereign Issues	0	(2,384)	0	0	(2,384)
U.S. Treasury Obligations	(1,992)	(1,510)	0	0	(3,502)

Total	$(1,992)	$(3,894)	$0	$0	$(5,886)

Total Borrowings	$(3,182)	$(33,827)	$(29,702)	$0	$(66,711)

Payable for reverse repurchase agreements and sale-buyback financing transactions					$(66,711)

(l)	Securities with an aggregate market value of $66,597 have been pledged as collateral under the terms of the above master agreements as of March 31, 2021.

(1)	Includes accrued interest.

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2021	91

Schedule of Investments	PIMCO Global Advantage® Strategy Bond Fund	(Cont.)

(2)	Open maturity repurchase agreement.
(3)

The average amount of borrowings outstanding during the period ended March 31, 2021 was $(65,333) at a weighted average interest rate of (0.097%).Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(4)	Payable for short sales includes $40 of accrued interest.
(5)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(m)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

WRITTEN OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Notional Amount	Premiums (Received)	Market Value
Put - CME 90-Day Eurodollar April 2021 Futures	$98.500	04/16/2021	7	$18	$(1)	$(2)
Call - CME 90-Day Eurodollar April 2021 Futures	99.000	04/16/2021	7	18	(1)	0

Total Written Options					$(2)	$(2)

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
90-Day Eurodollar March Futures	03/2022	8	$	1,995	$(1)	$0	$0
Call Options Strike @ EUR 113.900 on Euro-Schatz Bond June 2021 Futures(1)	05/2021	379		2	(1)	0	0
Euro-BTP Italy Government Bond June Futures	06/2021	21		3,677	2	7	(12)
Japan Government 10-Year Bond June Futures	06/2021	6		8,191	15	0	(17)
U.S. Treasury 2-Year Note June Futures	06/2021	23		5,077	(2)	0	(1)
U.S. Treasury 5-Year Note June Futures	06/2021	117		14,438	(182)	0	(19)
U.S. Treasury 10-Year Note June Futures	06/2021	88		11,523	(298)	0	(22)
U.S. Treasury 10-Year Ultra Long-Term Bond June Futures	06/2021	58		8,334	(258)	0	(20)

					$(725)	$7	$(91)

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
90-Day Eurodollar June Futures	06/2024	4	$	(984)	$0	$0	$0
Australia Government 3-Year Note June Futures	06/2021	20		(1,778)	(1)	2	0
Australia Government 10-Year Bond June Futures	06/2021	16		(1,678)	11	13	0
Canada Government 10-Year Bond June Futures	06/2021	18		(1,988)	(3)	8	0
Euro-Bobl June Futures	06/2021	54		(8,554)	(2)	16	(5)
Euro-Bund 10-Year Bond June Futures	06/2021	72		(14,462)	15	52	(23)
Euro-OAT France Government 10-Year Bond June Futures	06/2021	44		(8,356)	18	26	(13)
Euro-Schatz June Futures	06/2021	348		(45,748)	(2)	24	(4)
U.S. Treasury Ultra Long-Term Bond June Futures	06/2021	2		(362)	5	2	0
United Kingdom Long Gilt June Futures	06/2021	52		(9,147)	104	39	(1)

					$145	$182	$(46)

Total Futures Contracts					$(580)	$189	$(137)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(2)

Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2021(4)	Notional Amount(5)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(6)	Variation Margin
										Asset	Liability
Berkshire Hathaway, Inc.	1.000%	Quarterly	12/20/2022	0.148%	$	1,200	$19	$(1)	$18	$0	$0
Ryder System, Inc.	1.000	Quarterly	06/20/2022	0.271		300	3	0	3	0	0
Shell International Finance BV	1.000	Quarterly	12/20/2026	0.476	EUR	1,400	55	(5)	50	0	0

							$77	$(6)	$71	$0	$0

92	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

March 31, 2021

CREDIT DEFAULT SWAPS ON CREDIT INDICES - BUY PROTECTION(3)

Index/Tranches	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Notional Amount(5)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(6)	Variation Margin
									Asset	Liability
CDX.EM-32 5-Year Index	(1.000)%	Quarterly	12/20/2024	$	372	$(1)	$6	$5	$0	$0
CDX.HY-35 5-Year Index	(5.000)	Quarterly	12/20/2025		600	(57)	2	(55)	0	(2)
CDX.IG-33 10-Year Index	(1.000)	Quarterly	12/20/2029		2,600	0	(3)	(3)	0	(3)
CDX.IG-35 10-Year Index	(1.000)	Quarterly	12/20/2030		25,000	(174)	(3)	(177)	0	(34)
CDX.IG-36 10-Year Index	(1.000)	Quarterly	06/20/2031		2,100	(3)	(5)	(8)	0	(3)
iTraxx Europe Main 31 10-Year Index	(1.000)	Quarterly	06/20/2029	EUR	8,900	(157)	(10)	(167)	0	(16)
iTraxx Europe Main 32 10-Year Index	(1.000)	Quarterly	12/20/2029		900	(11)	(2)	(13)	0	(2)

						$(403)	$(15)	$(418)	$0	$(60)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(2)
Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(5)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(6)	Variation Margin
									Asset	Liability
CDX.IG-35 5-Year Index	1.000%	Quarterly	12/20/2025	$	4,300	$102	$2	$104	$5	$0
CDX.IG-36 5-Year Index	1.000	Quarterly	06/20/2026		3,300	73	5	78	4	0

						$175	$7	$182	$9	$0

INTEREST RATE SWAPS - BASIS SWAPS

Pay Floating Rate Index	Receive Floating Rate Index	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
								Asset	Liability
3-Month USD-LIBOR	01-Month USD-LIBOR + 0.091%	Quarterly	03/18/2022	$84,600	$(1)	$(16)	$(17)	$0	$(3)
3-Month USD-LIBOR(7)	01-Month USD-LIBOR + 0.084%	Quarterly	04/26/2022	26,900	0	(4)	(4)	0	(1)
3-Month USD-LIBOR	01-Month USD-LIBOR + 0.084%	Quarterly	06/12/2022	5,700	0	(2)	(2)	0	0
3-Month USD-LIBOR	01-Month USD-LIBOR + 0.085%	Quarterly	06/19/2022	17,900	1	(5)	(4)	0	0
3-Month USD-LIBOR(7)	01-Month USD-LIBOR + 0.073%	Quarterly	04/27/2023	14,800	0	(1)	(1)	2	0
3-Month USD-LIBOR(7)	01-Month USD-LIBOR + 0.070%	Quarterly	03/07/2024	2,800	0	1	1	1	0
3-Month USD-LIBOR(7)	01-Month USD-LIBOR + 0.088%	Quarterly	09/06/2024	8,800	1	2	3	2	0

					$1	$(25)	$(24)	$5	$(4)

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Pay(7)	1-Day GBP-SONIO Compounded-OIS	0.000%	Annual	06/16/2026	GBP	400	$(5)	$(8)	$(13)	$0	$(1)
Receive(7)	1-Day GBP-SONIO Compounded-OIS	0.500	Annual	09/15/2026		400	1	0	1	0	0
Pay(7)	1-Day GBP-SONIO Compounded-OIS	0.250	Annual	06/16/2031		6,200	(173)	(297)	(470)	0	(33)
Receive(7)	1-Day GBP-SONIO Compounded-OIS	0.750	Annual	09/15/2031		300	4	0	4	0	0
Pay(7)	1-Day GBP-SONIO Compounded-OIS	0.500	Annual	06/16/2051		400	(22)	(45)	(67)	0	(5)
Receive(7)	1-Day GBP-SONIO Compounded-OIS	0.750	Annual	09/15/2051		1,300	82	22	104	18	0
Receive	1-Year BRL-CDI	2.850	Maturity	01/03/2022	BRL	10,100	5	14	19	0	(1)
Receive	1-Year BRL-CDI	2.859	Maturity	01/03/2022		24,100	(12)	56	44	0	(2)
Receive	1-Year BRL-CDI	2.860	Maturity	01/03/2022		13,400	7	18	25	0	(1)
Receive	1-Year BRL-CDI	2.870	Maturity	01/03/2022		7,100	3	10	13	0	0
Receive	1-Year BRL-CDI	2.871	Maturity	01/03/2022		10,000	5	13	18	0	(1)
Receive	1-Year BRL-CDI	2.883	Maturity	01/03/2022		11,200	(5)	25	20	0	(1)
Pay	1-Year BRL-CDI	3.300	Maturity	01/03/2022		130,700	83	(182)	(99)	8	0
Pay	1-Year BRL-CDI	3.350	Maturity	01/03/2022		57,100	12	(79)	(67)	4	0
Receive	1-Year BRL-CDI	3.360	Maturity	01/03/2022		21,800	(21)	31	10	0	(1)
Pay	1-Year BRL-CDI	3.700	Maturity	01/03/2022		38,600	(7)	(28)	(35)	2	0
Pay	1-Year BRL-CDI	6.745	Maturity	01/02/2025		3,500	34	(28)	6	0	0
Pay	3-Month CAD-Bank Bill	1.270	Semi-Annual	03/03/2022	CAD	3,400	23	(1)	22	0	0
Pay	3-Month CAD-Bank Bill	1.500	Semi-Annual	06/17/2022		1,200	13	2	15	0	0
Pay	3-Month CAD-Bank Bill	1.500	Semi-Annual	06/17/2025		2,100	45	(24)	21	0	(1)
Pay	3-Month CAD-Bank Bill	1.500	Semi-Annual	06/17/2030		5,600	31	(212)	(181)	0	(8)
Pay	3-Month CAD-Bank Bill	2.750	Semi-Annual	12/18/2048		1,400	180	(126)	54	0	(8)
Pay	3-Month CAD-Bank Bill	2.565	Semi-Annual	03/07/2049		1,000	97	(93)	4	0	(5)
Pay	3-Month NZD-BBR	0.528	Semi-Annual	03/17/2024	NZD	250	0	(1)	(1)	0	0
Receive	3-Month NZD-BBR	0.500	Semi-Annual	12/16/2025		300	3	2	5	1	0
Pay	3-Month NZD-BBR	3.250	Semi-Annual	03/21/2028		1,800	196	(49)	147	0	(10)
Pay	3-Month SEK-STIBOR	0.500	Annual	06/19/2024	SEK	41,100	74	3	77	0	(1)
Receive	3-Month USD-LIBOR	2.500	Semi-Annual	12/18/2021	$	16,600	(330)	(63)	(393)	0	0
Pay	3-Month USD-LIBOR	0.750	Semi-Annual	12/16/2022		6,900	71	2	73	0	(1)

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2021	93

Schedule of Investments	PIMCO Global Advantage® Strategy Bond Fund	(Cont.)

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Pay	3-Month USD-LIBOR	0.250%	Semi-Annual	03/30/2023	$	1,900	$2	$(3)	$(1)	$0	$0
Receive	3-Month USD-LIBOR	1.305	Semi-Annual	08/21/2023		4,600	(126)	15	(111)	1	0
Receive(7)	3-Month USD-LIBOR	1.298	Semi-Annual	08/25/2024		3,900	(107)	34	(73)	3	0
Receive(7)	3-Month USD-LIBOR	1.249	Semi-Annual	08/31/2024		4,550	(118)	40	(78)	3	0
Receive	3-Month USD-LIBOR	2.959	Semi-Annual	05/31/2025		10,800	(1,155)	95	(1,060)	10	0
Pay	3-Month USD-LIBOR	1.000	Semi-Annual	12/16/2025		2,900	62	(50)	12	0	(3)
Receive	3-Month USD-LIBOR	0.400	Semi-Annual	03/30/2026		3,500	36	74	110	4	0
Receive(7)	3-Month USD-LIBOR	0.500	Semi-Annual	06/16/2026		1,300	41	0	41	0	0
Pay	3-Month USD-LIBOR	0.400	Semi-Annual	01/15/2028		10,500	(344)	(346)	(690)	0	(13)
Receive	3-Month USD-LIBOR	2.250	Semi-Annual	06/20/2028		11,300	(1,076)	382	(694)	14	0
Receive	3-Month USD-LIBOR	2.000	Semi-Annual	01/15/2030		2,500	(191)	110	(81)	4	0
Receive	3-Month USD-LIBOR	1.000	Semi-Annual	12/16/2030		6,000	120	273	393	7	0
Receive	3-Month USD-LIBOR	0.750	Semi-Annual	03/30/2031		12,035	580	576	1,156	13	0
Receive(7)	3-Month USD-LIBOR	0.750	Semi-Annual	06/16/2031		4,200	270	153	423	4	0
Receive(7)	3-Month USD-LIBOR	0.750	Semi-Annual	06/16/2031		13,100	1,300	49	1,349	17	0
Pay(7)	3-Month USD-LIBOR	1.950	Semi-Annual	10/04/2031		370	0	1	1	1	0
Receive(7)	3-Month USD-LIBOR	1.720	Semi-Annual	10/15/2031		1,500	0	29	29	2	0
Receive(7)	3-Month USD-LIBOR	1.250	Semi-Annual	06/09/2041		200	16	15	31	1	0
Pay	3-Month USD-LIBOR	1.854	Semi-Annual	05/15/2045		900	24	(79)	(55)	0	(3)
Receive	3-Month USD-LIBOR	1.325	Semi-Annual	12/02/2050		600	64	56	120	2	0
Receive	3-Month USD-LIBOR	1.250	Semi-Annual	12/16/2050		1,800	218	163	381	5	0
Pay	3-Month USD-LIBOR	1.460	Semi-Annual	02/02/2051		1,100	(81)	(108)	(189)	0	(4)
Pay(7)	3-Month USD-LIBOR	1.250	Semi-Annual	06/16/2051		1,900	(416)	(14)	(430)	0	(7)
Receive(7)	3-Month USD-LIBOR	1.760	Semi-Annual	08/25/2051		550	3	55	58	2	0
Receive(7)	3-Month USD-LIBOR	1.950	Semi-Annual	08/31/2051		400	0	25	25	1	0
Receive(7)	3-Month USD-LIBOR	1.990	Semi-Annual	08/31/2051		500	0	26	26	2	0
Receive(7)	3-Month USD-LIBOR	2.010	Semi-Annual	09/17/2051		450	0	25	25	2	0
Receive(7)	3-Month USD-LIBOR	2.090	Semi-Annual	12/23/2051		500	0	18	18	2	0
Receive(7)	3-Month USD-LIBOR	1.620	Semi-Annual	01/27/2052		250	11	25	36	1	0
Pay	3-Month ZAR-JIBAR	8.250	Quarterly	03/15/2022	ZAR	7,300	24	(3)	21	0	0
Pay	3-Month ZAR-JIBAR	7.250	Quarterly	06/20/2023		13,300	64	(12)	52	1	0
Receive	6-Month AUD-BBR-BBSW	1.250	Semi-Annual	06/17/2030	AUD	4,100	(31)	152	121	27	0
Pay	6-Month CHF-LIBOR	0.620	Annual	03/18/2025	CHF	3,000	(7)	(6)	(13)	0	(1)
Pay	6-Month CHF-LIBOR	0.500	Annual	09/16/2025		13,100	22	(73)	(51)	0	(6)
Pay(7)	6-Month EUR-EURIBOR	0.500	Annual	06/16/2023	EUR	6,000	2	(3)	(1)	0	(2)
Pay(7)	6-Month EUR-EURIBOR	0.500	Annual	06/16/2026		15,200	(110)	(73)	(183)	0	(14)
Pay(7)	6-Month EUR-EURIBOR	0.250	Annual	06/16/2031		27,400	(613)	(485)	(1,098)	0	(49)
Pay(7)	6-Month EUR-EURIBOR	0.000	Annual	09/15/2031		1,900	(21)	(6)	(27)	0	(3)
Receive	6-Month EUR-EURIBOR	0.450	Annual	12/15/2035		600	(39)	23	(16)	1	0
Receive(7)	6-Month EUR-EURIBOR	0.054	Annual	05/27/2050		150	13	11	24	0	0
Receive(7)	6-Month EUR-EURIBOR	0.000	Annual	06/16/2051		4,800	412	373	785	7	0
Receive(7)	6-Month EUR-EURIBOR	0.500	Annual	09/15/2051		700	(18)	15	(3)	1	0
Receive(7)	6-Month EUR-EURIBOR	0.064	Annual	11/17/2052		300	22	25	47	0	0
Receive	6-Month JPY-LIBOR	0.200	Semi-Annual	06/19/2029	JPY	180,000	(16)	(1)	(17)	3	0
Pay	6-Month JPY-LIBOR	0.400	Semi-Annual	06/19/2039		261,762	28	(14)	14	0	(15)
Receive	6-Month JPY-LIBOR	0.500	Semi-Annual	06/19/2049		190,000	(4)	17	13	21	0
Receive	6-Month JPY-LIBOR	0.330	Semi-Annual	11/29/2049		47,000	21	3	24	5	0
Receive	6-Month NOK-NIBOR	1.993	Annual	11/12/2024	NOK	3,100	(14)	2	(12)	0	0
Receive	6-Month NOK-NIBOR	1.635	Annual	03/18/2025		5,300	(15)	7	(8)	0	0
Receive	6-Month NOK-NIBOR	1.500	Annual	03/10/2026		29,000	1	(12)	(11)	3	0
Pay	6-Month NOK-NIBOR	1.900	Annual	03/10/2031		15,200	1	10	11	0	(8)
Pay	6-Month PLN-WIBOR	2.500	Annual	09/19/2023	PLN	3,900	55	3	58	0	(3)
Pay	6-Month PLN-WIBOR	3.000	Annual	09/19/2028		400	14	(3)	11	0	(1)
Pay	28-Day MXN-TIIE	4.870	Lunar	07/07/2025	MXN	61,200	31	(149)	(118)	6	0
Receive	UKRPI	3.257	Maturity	02/15/2025	GBP	3,800	(85))	53	(32)	0	(8)
Receive	UKRPI	3.258	Maturity	02/15/2025		2,700	(61)	37	(24)	0	(5)
Receive	UKRPI	3.262	Maturity	02/15/2025		1,700	(39)	24	(15)	0	(3)
Pay	UKRPI	3.664	Maturity	03/15/2026		600	0	(1)	(1)	0	(1)
Pay	UKRPI	3.386	Maturity	01/15/2030		600	12	(22)	(10)	0	0
Pay	UKRPI	3.346	Maturity	02/15/2030		300	7	(11)	(4)	0	0
Pay	UKRPI	3.450	Maturity	02/15/2030		2,400	60	(88)	(28)	0	(1)
Pay	UKRPI	3.453	Maturity	02/15/2030		4,700	120	(174)	(54)	0	(2)
Receive	UKRPI	3.397	Maturity	11/15/2030		570	7	22	29	0	0
Receive	UKRPI	3.445	Maturity	11/15/2030		420	2	17	19	0	0
Receive	UKRPI	3.510	Maturity	11/15/2030		220	(2)	9	7	0	0
Receive	UKRPI	3.740	Maturity	03/15/2031		500	0	1	1	1	0
Pay	UKRPI	3.217	Maturity	11/15/2040		970	(58)	(89)	(147)	0	(2)
Pay	UKRPI	3.272	Maturity	11/15/2040		300	(11)	(29)	(40)	0	(1)
Pay	UKRPI	3.273	Maturity	11/15/2040		420	(14)	(39)	(53)	0	(1)
Pay	UKRPI	3.340	Maturity	11/15/2040		370	(2)	(36)	(38)	0	(1)
Receive	UKRPI	3.000	Maturity	11/15/2050		400	52	66	118	2	0

94	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

March 31, 2021

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Receive	UKRPI	3.051%	Maturity	11/15/2050	GBP	300	$26	$51	$77	$1	$0
Receive	UKRPI	3.143	Maturity	11/15/2050		150	2	26	28	1	0

							$(635)	$219	$(416)	$214	$(237)

Total Swap Agreements							$(785)	$180	$(605)	$228	$(301)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of March 31, 2021:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset(8)		Total	Market Value	Variation Margin Liability(8)		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$189	$229	$418	$(2)	$(137)	$(302)	$(441)

(n)

Securities with an aggregate market value of $3,159 and cash of $3,635 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2021. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(1)	Future styled option.
(2)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(4)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(6)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(7)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.
(8)	Unsettled variation margin asset of $1 and liability of $(1) for closed swap agreements is outstanding at period end.

(o)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BOA	04/2021	BRL	24,155		$4,242	$2	$(51)
	04/2021	DKK	33,470		5,472	195	0
	04/2021	EUR	3,691		4,339	10	0
	04/2021	GBP	20,372		28,842	757	0
	04/2021	TWD	12,482		453	14	0
	04/2021		$4,397	BRL	24,155	1	(107)
	04/2021		5,497	DKK	34,594	0	(43)
	04/2021		51	HUF	15,053	0	(2)
	04/2021		446	PLN	1,676	0	(21)
	04/2021		177	RUB	13,562	2	0
	04/2021		901	TWD	25,365	0	(9)
	05/2021	BRL	975		$172	0	(1)
	05/2021		$4,072	EUR	3,465	0	(6)
	05/2021		197	ILS	644	0	(4)
	05/2021		1,733	NOK	14,805	0	(2)

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2021	95

Schedule of Investments	PIMCO Global Advantage® Strategy Bond Fund	(Cont.)

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
	05/2021		$143	ZAR	2,173	$3	$0
	06/2021		33	RON	132	0	(1)
	06/2021		185	RUB	13,985	0	(2)
	06/2021		331	ZAR	5,011	6	0
	06/2021	ZAR	2,173		$142	0	(3)
	07/2021	DKK	34,594		5,505	43	0

BPS	04/2021	AUD	4,086		3,236	132	0
	04/2021	CAD	556		442	0	0
	04/2021	EUR	1,457		1,737	28	0
	04/2021	TWD	24,878		903	28	0
	04/2021		$397	GBP	284	0	(5)
	04/2021		355	HUF	105,167	0	(15)
	04/2021		302	PLN	1,126	0	(17)
	04/2021		761	RUB	56,015	0	(21)
	05/2021		226	CZK	4,797	0	(10)
	06/2021	CNH	9,823		$1,503	15	0
	06/2021	KRW	1,127		1	0	0
	06/2021		$5,614	KRW	6,311,747	0	(17)

BRC	04/2021	CHF	138		$151	5	0
	04/2021	GBP	58		80	0	0
	08/2021		$803	MXN	16,635	0	0

CBK	04/2021	AUD	3,313		$2,566	50	0
	04/2021	CAD	1,329		1,054	0	(3)
	04/2021	CHF	135		149	6	0
	04/2021	DKK	23,009		3,765	138	0
	04/2021	PEN	6,238		1,711	45	0
	04/2021		$4,094	DKK	25,854	0	(18)
	04/2021		2,016	JPY	220,700	0	(23)
	04/2021		1,685	PEN	6,238	0	(19)
	05/2021	COP	664,294		$186	5	0
	05/2021	PEN	5,035		1,385	41	0
	05/2021		$1,054	CAD	1,329	3	0
	05/2021		958	COP	3,512,750	1	0
	05/2021		464	RUB	34,766	0	(7)
	06/2021	PEN	4,207		$1,166	43	0
	06/2021		$339	PEN	1,253	0	(5)
	06/2021		865	RUB	64,506	0	(20)
	06/2021		2,014	TWD	56,034	0	(30)
	07/2021	DKK	25,854		$4,100	18	0
	11/2021	ILS	13,703		4,194	77	0
	12/2021	PEN	4,985		1,340	10	0
	01/2022	ILS	3,377		1,031	15	0
	02/2022		4,401		1,361	37	0
	03/2022		2,401		726	3	0

CIB	05/2021		$10	CAD	13	0	0

DUB	04/2021	BRL	19,410		$3,505	57	0
	04/2021		$3,407	BRL	19,410	42	0
	05/2021		3,501		19,410	0	(59)
	06/2021		572	MYR	2,328	0	(11)

FBF	06/2021	INR	20,352		$276	1	0
	06/2021	KRW	254,348		224	0	(2)

GLM	04/2021	BRL	3,417		616	9	0
	04/2021		$9,550	AUD	12,520	0	(40)
	04/2021		600	BRL	3,417	7	0
	04/2021		140	PLN	522	0	(8)
	04/2021		555	RUB	41,882	1	(3)
	05/2021	AUD	12,520		$9,551	40	0
	05/2021	ZAR	9,401		610	0	(23)
	06/2021	IDR	3,660,798		249	0	0
	06/2021		$6,367	CNH	41,948	0	(11)
	09/2021		3,992	MXN	83,873	43	0
	01/2022	ILS	2,955		$905	16	0

HUS	04/2021	BRL	1,563		286	8	0
	04/2021	CAD	1,116		892	4	(1)
	04/2021	EUR	813		971	17	0
	04/2021	GBP	1,278		1,775	13	0
	04/2021	ILS	1,658		482	0	(14)
	04/2021	SEK	11,545		1,345	24	0

96	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

March 31, 2021

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
	04/2021		$514	AUD	657	$0	$(15)
	04/2021		280	BRL	1,563	0	(3)
	04/2021		325	DKK	2,050	0	(2)
	04/2021		7,038	EUR	5,961	0	(47)
	04/2021		758	GBP	547	0	(5)
	04/2021		1,204	NZD	1,658	0	(46)
	04/2021		508	PLN	1,899	0	(27)
	05/2021	PEN	9,538		$2,594	46	0
	05/2021		$101	CZK	2,137	0	(5)
	05/2021		472	ILS	1,537	0	(12)
	05/2021		470	RUB	35,231	0	(7)
	05/2021		140	ZAR	2,097	1	0
	06/2021	CNH	16,638		$2,539	18	0
	06/2021	KRW	185,353		164	0	0
	06/2021		$1,410	HKD	10,949	0	(2)
	06/2021		188	RON	759	0	(8)
	06/2021		210	RUB	15,621	0	(5)
	06/2021		849	SGD	1,144	2	0
	06/2021		1,073	THB	32,860	0	(22)
	06/2021		846	VND	19,472,625	0	(3)
	06/2021		1,224	ZAR	18,893	44	0
	06/2021	ZAR	2,097		$140	0	(1)

JPM	04/2021	AUD	333		255	3	0
	04/2021	BRL	861		154	1	0
	04/2021		$151	BRL	861	2	0
	04/2021		4,784	DKK	30,169	0	(28)
	06/2021		435	CNH	2,848	0	(3)
	06/2021		41	RON	166	0	(2)
	06/2021		1,375	THB	42,410	0	(19)
	06/2021		273	TWD	7,590	0	(4)
	06/2021		535	ZAR	8,179	14	0
	07/2021	DKK	28,824		$4,572	21	0

MYI	04/2021	AUD	5,445		4,313	178	0
	04/2021	DKK	11,980		1,953	64	0
	04/2021	MXN	1,047		50	0	(1)
	04/2021		$12,263	JPY	1,351,725	0	(54)
	04/2021		336	KZT	141,755	0	(3)
	05/2021	JPY	1,351,725		$12,267	55	0
	06/2021	KRW	272,258		241	0	0
	06/2021		$7,166	CNH	47,070	0	(34)
	06/2021		32	EUR	25	0	(3)

RBC	04/2021		2,379	CAD	3,001	9	0

RYL	04/2021		250	DKK	1,535	0	(8)

SCX	04/2021	EUR	29,990		$36,432	1,262	0
	04/2021		$28,722	GBP	20,877	59	0
	04/2021		356	PLN	1,333	0	(19)
	04/2021		1,734	SEK	14,273	0	(100)
	04/2021		425	TWD	11,995	0	(3)
	05/2021	EUR	29,990		$35,268	78	0
	05/2021	GBP	20,877		28,725	0	(59)
	06/2021	KRW	695,068		617	1	0
	06/2021		$2,710	IDR	39,447,010	0	(29)
	06/2021		9,443	INR	704,280	73	0
	06/2021		654	PHP	31,913	0	(1)
	06/2021		603	TWD	16,662	0	(13)

SOG	04/2021	JPY	1,572,425		$14,884	682	0

SSB	04/2021	RUB	14,737		192	0	(3)
	06/2021		$2	TWD	56	0	0

TOR	04/2021	CAD	4,516		$3,568	0	(26)
	04/2021		$3,593	CAD	4,516	0	0
	04/2021		1,772	NOK	14,805	0	(41)
	05/2021	CAD	4,516		$3,594	0	(1)

UAG	04/2021	DKK	25,743		4,218	159	0
	04/2021	ILS	2,988		870	0	(24)
	04/2021		$191	RUB	14,553	1	0
	05/2021		112	CZK	2,377	0	(5)
	05/2021		751	RUB	56,014	0	(14)

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2021	97

Schedule of Investments	PIMCO Global Advantage® Strategy Bond Fund	(Cont.)

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
	05/2021		$339	ZAR	5,131	$7	$0
	06/2021		427	RUB	31,899	0	(9)
	06/2021	ZAR	5,131		$338	0	(6)

Total Forward Foreign Currency Contracts						$4,795	$(1,356)

PURCHASED OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Cost	Market Value
FAR	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.950%	09/30/2021	1,800	$38	$37

GLM	Put - OTC 10-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.200	01/25/2022	8,500	68	164

							$106	$201

OPTIONS ON SECURITIES

Counterparty	Description	Strike Price		Expiration Date	Notional Amount(1)	Cost	Market Value
BPS	Put - OTC Euro-OAT France Government Bond 0.750% due 05/23/2025	EUR	97.000	05/23/2025	600	$45	$84

Total Purchased Options						$151	$285

WRITTEN OPTIONS:

CREDIT DEFAULT SWAPTIONS ON CREDIT INDICES

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
BOA	Put - OTC CDX.HY-36 5-Year Index	Sell	100.000%	06/16/2021	200	$(1)	$(1)
	Call - OTC CDX.IG-35 5-Year Index	Buy	0.450	04/21/2021	500	0	0
	Put - OTC CDX.IG-35 5-Year Index	Sell	0.800	05/19/2021	600	(1)	0
	Put - OTC CDX.IG-35 5-Year Index	Sell	0.850	05/19/2021	500	(1)	0
	Put - OTC CDX.IG-35 5-Year Index	Sell	0.900	05/19/2021	800	(1)	0
	Put - OTC CDX.IG-35 5-Year Index	Sell	0.800	06/16/2021	500	(1)	0
	Put - OTC CDX.IG-35 5-Year Index	Sell	0.900	06/16/2021	500	(1)	0
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.800	06/16/2021	400	0	0

BPS	Call - OTC CDX.IG-35 5-Year Index	Buy	0.450	04/21/2021	1,200	(1)	0
	Put - OTC CDX.IG-35 5-Year Index	Sell	0.800	04/21/2021	600	(1)	0
	Put - OTC CDX.IG-35 5-Year Index	Sell	0.850	04/21/2021	1,000	(1)	0
	Put - OTC CDX.IG-35 5-Year Index	Sell	0.950	04/21/2021	700	(1)	0
	Put - OTC CDX.IG-35 5-Year Index	Sell	1.000	04/21/2021	100	0	0
	Put - OTC CDX.IG-35 5-Year Index	Sell	0.900	05/19/2021	600	(1)	0
	Call - OTC iTraxx Europe 34 5-Year Index	Buy	0.375	04/21/2021	700	0	0
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.750	04/21/2021	700	(1)	0
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.800	04/21/2021	1,400	(2)	0
	Call - OTC iTraxx Europe 34 5-Year Index	Buy	0.400	05/19/2021	1,000	0	0
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.700	05/19/2021	1,000	(1)	0
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.750	05/19/2021	1,800	(2)	(1)
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.800	05/19/2021	400	0	0

BRC	Call - OTC iTraxx Europe 34 5-Year Index	Buy	0.375	04/21/2021	1,600	(1)	0
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.750	04/21/2021	2,800	(4)	0
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.800	04/21/2021	3,200	(4)	0
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.700	05/19/2021	2,000	(2)	(1)
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.750	05/19/2021	900	(1)	0
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.800	05/19/2021	300	0	0
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.900	05/19/2021	200	0	0
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.800	06/16/2021	1,500	(1)	(1)
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.850	06/16/2021	900	(1)	(1)
	Call - OTC iTraxx Europe 34 5-Year Index	Buy	0.400	07/21/2021	900	0	(1)
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.750	07/21/2021	900	(1)	(1)

CBK	Put - OTC CDX.HY-35 5-Year Index	Sell	100.000	04/21/2021	200	(1)	0
	Put - OTC CDX.IG-35 5-Year Index	Sell	0.800	05/19/2021	400	0	0

DBL	Call - OTC CDX.IG-35 5-Year Index	Buy	0.450	04/21/2021	300	0	0

DUB	Put - OTC CDX.IG-35 5-Year Index	Sell	1.000	04/21/2021	200	0	0
	Put - OTC CDX.IG-35 5-Year Index	Sell	0.750	05/19/2021	800	(1)	0

98	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

March 31, 2021

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
	Put - OTC CDX.IG-35 5-Year Index	Sell	0.900%	06/16/2021	300	$0	$0
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.750	04/21/2021	500	(1)	0
	Call - OTC iTraxx Europe 34 5-Year Index	Buy	0.400	05/19/2021	800	0	0
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.700	05/19/2021	800	(1)	0
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.750	05/19/2021	700	(1)	0
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.800	05/19/2021	500	(1)	0
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.850	06/16/2021	600	(1)	0

FBF	Put - OTC CDX.HY-35 5-Year Index	Sell	100.000	06/16/2021	200	(1)	(1)
	Put - OTC CDX.IG-35 5-Year Index	Sell	0.800	04/21/2021	600	(1)	0
	Call - OTC CDX.IG-35 5-Year Index	Buy	0.450	06/16/2021	500	0	0
	Put - OTC CDX.IG-35 5-Year Index	Sell	0.800	06/16/2021	500	(1)	0
	Put - OTC CDX.IG-35 5-Year Index	Sell	0.900	06/16/2021	600	(1)	0
	Put - OTC CDX.IG-36 5-Year Index	Sell	0.850	06/16/2021	600	(1)	(1)

GST	Put - OTC CDX.HY-35 5-Year Index	Sell	102.000	06/16/2021	100	0	(1)
	Call - OTC CDX.IG-35 5-Year Index	Buy	0.450	04/21/2021	600	0	0
	Put - OTC CDX.IG-35 5-Year Index	Sell	0.800	04/21/2021	300	0	0
	Put - OTC CDX.IG-35 5-Year Index	Sell	0.850	04/21/2021	1,400	(1)	0
	Put - OTC CDX.IG-35 5-Year Index	Sell	0.750	05/19/2021	800	(1)	0
	Put - OTC CDX.IG-35 5-Year Index	Sell	0.900	05/19/2021	500	(1)	0
	Put - OTC CDX.IG-35 5-Year Index	Sell	0.950	05/19/2021	500	(1)	0
	Put - OTC CDX.IG-35 5-Year Index	Sell	1.050	05/19/2021	400	0	0
	Put - OTC CDX.IG-36 5-Year Index	Sell	0.850	06/16/2021	500	0	0
	Put - OTC CDX.IG-36 5-Year Index	Sell	0.900	07/21/2021	400	(1)	(1)
	Call - OTC iTraxx Europe 34 5-Year Index	Buy	0.400	05/19/2021	400	0	0
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.700	05/19/2021	400	0	0
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.800	05/19/2021	600	(1)	0
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.800	06/16/2021	700	(1)	(1)
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.850	06/16/2021	600	(1)	0
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.750	07/21/2021	600	(1)	(1)

JPM	Put - OTC CDX.HY-35 5-Year Index	Sell	103.000	05/19/2021	100	0	0
	Put - OTC CDX.IG-35 5-Year Index	Sell	0.750	05/19/2021	500	0	0
	Put - OTC CDX.IG-35 5-Year Index	Sell	0.900	05/19/2021	600	(1)	0

MYC	Put - OTC CDX.IG-35 5-Year Index	Sell	0.800	05/19/2021	600	(1)	0
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.750	04/21/2021	1,800	(2)	0
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.900	05/19/2021	300	0	0

						$ (57)	$ (13)

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
HUS	Put - OTC EUR versus CNH	CNH	7.700	04/28/2021	1,440	$(5)	$(8)
	Call - OTC EUR versus CNH		7.950	04/28/2021	1,440	(11)	(1)
	Put - OTC USD versus ILS	ILS	3.195	04/14/2021	707	(3)	0
	Call - OTC USD versus ILS		3.315	04/14/2021	707	(3)	(7)
	Put - OTC USD versus ILS		3.165	05/06/2021	627	(3)	0
	Call - OTC USD versus ILS		3.328	05/06/2021	627	(3)	(7)

JPM	Put - OTC USD versus ILS		3.182	05/18/2021	364	(2)	0
	Call - OTC USD versus ILS		3.338	05/18/2021	364	(2)	(4)
	Put - OTC USD versus ILS		3.260	06/30/2021	451	(2)	(2)
	Call - OTC USD versus ILS		3.415	06/30/2021	451	(2)	(3)

						$(36)	$(32)

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
BOA	Put - OTC 3-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.880%	09/15/2021	10,800	$ (54)	$(1)
	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	0.865	04/19/2021	2,900	(3)	(1)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.145	04/19/2021	3,100	(6)	(5)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.500	06/15/2021	900	(7)	(3)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.000	06/15/2021	900	(7)	(8)

BPS	Put - OTC 25-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	0.451	05/23/2025	600	(45)	(92)

BRC	Call - OTC 1-Year Interest Rate Swap	6-Month GBP-LIBOR	Receive	0.010	02/07/2022	3,200	(4)	(3)
	Put - OTC 1-Year Interest Rate Swap	6-Month GBP-LIBOR	Pay	0.010	02/07/2022	3,200	(4)	(8)

CBK	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	0.750	06/14/2021	1,400	(4)	(1)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.200	06/14/2021	1,400	(4)	(7)

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2021	99

Schedule of Investments	PIMCO Global Advantage® Strategy Bond Fund	(Cont.)

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.522%	04/12/2021	700	$(3)	$0
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.862	04/12/2021	700	(3)	(3)

DUB	Put - OTC 3-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.020	12/21/2021	5,100	(23)	(2)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.538	04/19/2021	1,500	(5)	(1)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.858	04/19/2021	1,500	(5)	(8)

FAR	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.450	09/30/2021	2,300	(17)	(17)

FBF	Put - OTC 3-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.399	08/26/2021	10,800	(96)	(3)

GLM	Call - OTC 1-Year Interest Rate Swap	6-Month GBP-LIBOR	Receive	0.010	02/07/2022	3,400	(4)	(3)
	Put - OTC 1-Year Interest Rate Swap	6-Month GBP-LIBOR	Pay	0.010	02/07/2022	3,400	(4)	(9)
	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	0.840	04/19/2021	1,000	(2)	0
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.120	04/19/2021	1,000	(2)	(2)
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.320	01/25/2022	1,700	(45)	(98)

MYC	Put - OTC 3-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.448	08/23/2021	9,200	(82)	(2)
	Put - OTC 3-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.020	12/21/2021	6,800	(31)	(2)
	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	0.820	04/15/2021	1,800	(3)	0
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.120	04/15/2021	1,800	(3)	(4)
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.320	01/25/2022	1,800	(27)	(104)

RYL	Call - OTC 1-Year Interest Rate Swap	6-Month GBP-LIBOR	Receive	0.010	02/07/2022	17,400	(22)	(13)
	Put - OTC 1-Year Interest Rate Swap	6-Month GBP-LIBOR	Pay	0.010	02/07/2022	17,400	(22)	(44)

							$ (537)	$(444)

INTEREST RATE-CAPPED OPTIONS

Counterparty	Description	Exercise Rate	Floating Rate Index	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
MYC	Call - OTC 1-Year Interest Rate Floor	0.000%	1-Month USD-LIBOR	10/07/2022	6,250	$(6)	$(1)
	Call - OTC 1-Year Interest Rate Floor	0.000	1-Month USD-LIBOR	10/08/2022	3,500	(4)	(1)

						$(10)	$(2)

OPTIONS ON SECURITIES

Counterparty	Description	Strike Price		Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
GSC	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 06/01/2051	$	101.172	06/07/2021	900	$(4)	$(5)

JPM	Put - OTC Ginnie Mae, TBA 2.500% due 04/01/2051		103.781	04/14/2021	300	(1)	(2)
	Put - OTC Ginnie Mae, TBA 2.500% due 04/01/2051		104.125	04/14/2021	300	(1)	(3)
	Put - OTC Ginnie Mae, TBA 2.500% due 04/01/2051		104.266	04/14/2021	400	(1)	(5)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 04/01/2051		102.375	04/07/2021	200	(1)	(5)

						$(8)	$(20)

Total Written Options						$(648)	$(511)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON SOVEREIGN ISSUES - BUY PROTECTION(2)

Counterparty	Reference Entity	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2021(4)	Notional Amount(5)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(6)
									Asset	Liability
BOA	Japan Government International Bond	(1.000)%	Quarterly	06/20/2022	0.038%	$200	$(7)	$5	$0	$(2)

BPS	South Korea Government International Bond	(1.000)	Quarterly	06/20/2023	0.115	1,500	(37)	7	0	(30)

BRC	China Government International Bond	(1.000)	Quarterly	06/20/2023	0.111	700	(13)	(1)	0	(14)
	Japan Government International Bond	(1.000)	Quarterly	06/20/2022	0.038	700	(24)	15	0	(9)
	South Korea Government International Bond	(1.000)	Quarterly	06/20/2023	0.115	1,800	(45)	9	0	(36)

CBK	Japan Government International Bond	(1.000)	Quarterly	06/20/2022	0.038	1,200	(42)	27	0	(15)

GST	China Government International Bond	(1.000)	Quarterly	06/20/2023	0.111	1,300	(25)	(1)	0	(26)
	Japan Government International Bond	(1.000)	Quarterly	06/20/2022	0.038	1,700	(59)	38	0	(21)

HUS	South Korea Government International Bond	(1.000)	Quarterly	06/20/2023	0.115	700	(18)	4	0	(14)

JPM	South Korea Government International Bond	(1.000)	Quarterly	06/20/2023	0.115	900	(22)	4	0	(18)

							$(292)	$107	$0	$(185)

100	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

March 31, 2021

CREDIT DEFAULT SWAPS ON CORPORATE AND SOVEREIGN ISSUES - SELL PROTECTION(3)

Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2021(4)	Notional Amount(5)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(6)
										Asset	Liability
BOA	Italy Government International Bond	1.000%	Quarterly	06/20/2025	0.619%	$	400	$(10)	$17	$7	$0

BRC	Italy Government International Bond	1.000	Quarterly	06/20/2025	0.619		200	(5)	8	3	0

CBK	Italy Government International Bond	1.000	Quarterly	06/20/2025	0.619		400	(10)	16	6	0

JPM	AP Moller - Maersk	1.000	Quarterly	06/20/2022	0.451	EUR	1,000	(5)	13	8	0

								$(30)	$54	$24	$0

CROSS-CURRENCY SWAPS

Counterparty	Receive	Pay	Payment Frequency	Maturity Date(7)	Notional Amount of Currency Received		Notional Amount of Currency Delivered		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
											Asset	Liability
AZD	Floating rate equal to 3-Month AUD-LIBOR plus 0.290% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	Maturity	01/04/2031	AUD	2,700	$	2,034	$13	$(3)	$10	$0

CBK	Floating rate equal to 3-Month AUD-LIBOR plus 0.420% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	Maturity	07/31/2029		2,800		1,932	1	204	205	0

GLM	Floating rate equal to 3-Month AUD-LIBOR plus 0.423% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	Maturity	08/01/2029		2,700		1,863	(10)	208	198	0

									$4	$409	$413	$0

INTEREST RATE SWAPS

Counterparty	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
CBK	Pay	6-Month THB-THBFIX	2.810%	Semi-Annual	05/18/2037	THB	29,000	$0	$106	$106	$0

JPM	Receive	3-Month COP-IBR Compounded-OIS	5.960	Quarterly	02/11/2029	COP	1,026,400	0	(16)	0	(16)

								$0	$90	$106	$(16)

Total Swap Agreements								$(318)	$660	$543	$(201)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of March 31, 2021:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(8)
AZD	$0	$0	$10	$10	$0	$0	$0	$0	$10	$0	$10
BOA	1,033	0	7	1,040	(252)	(19)	(2)	(273)	767	(890)	(123)
BPS	203	84	0	287	(85)	(93)	(30)	(208)	79	0	79
BRC	5	0	3	8	0	(16)	(59)	(75)	(67)	0	(67)
CBK	492	0	317	809	(125)	(11)	(15)	(151)	658	(390)	268
DUB	99	0	0	99	(70)	(11)	0	(81)	18	(20)	(2)
FAR	0	37	0	37	0	(17)	0	(17)	20	0	20
FBF	1	0	0	1	(2)	(5)	0	(7)	(6)	0	(6)
GLM	116	164	198	478	(85)	(112)	0	(197)	281	(30)	251
GSC	0	0	0	0	0	(5)	0	(5)	(5)	0	(5)
GST	0	0	0	0	0	(4)	(47)	(51)	(51)	248	197
HUS	177	0	0	177	(225)	(23)	(14)	(262)	(85)	0	(85)
JPM	41	0	8	49	(56)	(24)	(34)	(114)	(65)	0	(65)

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2021	101

Schedule of Investments	PIMCO Global Advantage® Strategy Bond Fund	(Cont.)

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(8)
MYC	$0	$0	$0	$0	$0	$(114)	$0	$(114)	$(114)	$(340)	$(454)
MYI	297	0	0	297	(95)	0	0	(95)	202	0	202
RBC	9	0	0	9	0	0	0	0	9	0	9
RYL	0	0	0	0	(8)	(57)	0	(65)	(65)	0	(65)
SCX	1,473	0	0	1,473	(224)	0	0	(224)	1,249	(950)	299
SOG	682	0	0	682	0	0	0	0	682	(570)	112
SSB	0	0	0	0	(3)	0	0	(3)	(3)	0	(3)
TOR	0	0	0	0	(68)	0	0	(68)	(68)	0	(68)
UAG	167	0	0	167	(58)	0	0	(58)	109	0	109

Total Over the Counter	$4,795	$285	$543	$5,623	$(1,356)	$(511)	$(201)	$(2,068)

(p)

Securities with an aggregate market value of $248 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of March 31, 2021.

(1)	Notional Amount represents the number of contracts.
(2)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(4)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(6)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(7)	At the maturity date, the notional amount of the currency received will be exchanged back for the notional amount of the currency delivered.
(8)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2021:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$189	$189
Swap Agreements	0	10	0	0	219	229

	$0	$10	$0	$0	$408	$418

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$4,795	$0	$4,795
Purchased Options	0	0	0	0	285	285
Swap Agreements	0	24	0	413	106	543

	$0	$24	$0	$5,208	$391	$5,623

	$0	$34	$0	$5,208	$799	$6,041

102	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

March 31, 2021

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$2	$2
Futures	0	0	0	0	137	137
Swap Agreements	0	60	0	0	242	302

	$0	$60	$0	$0	$381	$441

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$1,356	$0	$1,356
Written Options	0	13	0	32	466	511
Swap Agreements	0	185	0	0	16	201

	$0	$198	$0	$1,388	$482	$2,068

	$0	$258	$0	$1,388	$863	$2,509

The effect of Financial Derivative Instruments on the Statements of Operations for the year ended March 31, 2021:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$(21)	$(21)
Written Options	0	0	0	0	24	24
Futures	0	0	0	0	1,058	1,058
Swap Agreements	0	(1,158)	0	0	(3,744)	(4,902)

	$0	$(1,158)	$0	$0	$(2,683)	$(3,841)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(7,969)	$0	$(7,969)
Purchased Options	0	0	0	25	(24)	1
Written Options	0	164	0	123	557	844
Swap Agreements	0	(24)	0	(87)	403	292

	$0	$140	$0	$(7,908)	$936	$(6,832)

	$0	$(1,018)	$0	$(7,908)	$(1,747)	$(10,673)

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$(3)	$(3)
Futures	0	0	0	0	(619)	(619)
Swap Agreements	0	(815)	0	0	6,039	5,224

	$0	$(815)	$0	$0	$5,417	$4,602

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$6,873	$0	$6,873
Purchased Options	0	0	0	18	391	409
Written Options	0	44	0	267	(12)	299
Swap Agreements	0	99	0	816	(365)	550

	$0	$143	$0	$7,974	$14	$8,131

	$0	$(672)	$0	$7,974	$5,431	$12,733

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2021 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2021
Investments in Securities, at Value
Argentina
Sovereign Issues	$0	$43	$0	$43
Australia
Non-Agency Mortgage-Backed Securities	0	360	0	360
Sovereign Issues	0	12,758	0	12,758
Brazil
Corporate Bonds & Notes	0	3,604	0	3,604
Canada
Corporate Bonds & Notes	0	807	0	807
Non-Agency Mortgage-Backed Securities	0	285	0	285
Sovereign Issues	0	2,840	0	2,840

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2021
Cayman Islands
Asset-Backed Securities	$0	$9,615	$0	$9,615
Corporate Bonds & Notes	0	7,653	0	7,653
Chile
Corporate Bonds & Notes	0	1,152	0	1,152
Sovereign Issues	0	984	0	984
China
Sovereign Issues	0	14,989	0	14,989
Colombia
Sovereign Issues	0	330	0	330
Czech Republic
Sovereign Issues	0	275	0	275

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2021	103

Schedule of Investments	PIMCO Global Advantage® Strategy Bond Fund	(Cont.)	March 31, 2021

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2021
Denmark
Corporate Bonds & Notes	$0	$13,874	$0	$13,874
Dominican Republic
Sovereign Issues	0	530	0	530
France
Corporate Bonds & Notes	0	4,050	0	4,050
Sovereign Issues	0	4,308	0	4,308
Germany
Corporate Bonds & Notes	0	7,579	0	7,579
Guatemala
Sovereign Issues	0	228	0	228
Hong Kong
Corporate Bonds & Notes	0	214	0	214
India
Corporate Bonds & Notes	0	2,263	0	2,263
Indonesia
Corporate Bonds & Notes	0	1,166	0	1,166
Sovereign Issues	0	1,392	0	1,392
Ireland
Asset-Backed Securities	0	3,059	0	3,059
Corporate Bonds & Notes	0	1,231	0	1,231
Israel
Sovereign Issues	0	8,362	0	8,362
Italy
Corporate Bonds & Notes	0	5,043	0	5,043
Sovereign Issues	0	23,769	0	23,769
Japan
Corporate Bonds & Notes	0	4,435	0	4,435
Sovereign Issues	0	12,182	0	12,182
Kuwait
Sovereign Issues	0	4,090	0	4,090
Luxembourg
Corporate Bonds & Notes	0	3,627	0	3,627
Malaysia
Corporate Bonds & Notes	0	452	0	452
Sovereign Issues	0	537	0	537
Mexico
Corporate Bonds & Notes	0	1,278	0	1,278
Netherlands
Asset-Backed Securities	0	4,709	0	4,709
Corporate Bonds & Notes	0	1,264	0	1,264
Non-Agency Mortgage-Backed Securities	0	417	0	417
Preferred Securities	0	160	0	160
New Zealand
Sovereign Issues	0	467	0	467
Peru
Corporate Bonds & Notes	0	342	0	342
Sovereign Issues	0	6,202	0	6,202
Philippines
Sovereign Issues	0	517	0	517
Qatar
Sovereign Issues	0	2,946	0	2,946
Romania
Sovereign Issues	0	1,094	0	1,094
Russia
Sovereign Issues	0	3,484	0	3,484
Saudi Arabia
Corporate Bonds & Notes	0	410	0	410
Sovereign Issues	0	2,488	0	2,488
Serbia
Sovereign Issues	0	2,277	0	2,277
Singapore
Corporate Bonds & Notes	0	2,055	0	2,055
Sovereign Issues	0	1,174	0	1,174
South Africa
Sovereign Issues	0	970	0	970
South Korea
Sovereign Issues	0	3,419	0	3,419

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2021
Spain
Corporate Bonds & Notes	$0	$664	$0	$664
Preferred Securities	0	706	0	706
Sovereign Issues	0	5,016	0	5,016
Supranational
Corporate Bonds & Notes	0	2,454	0	2,454
Switzerland
Corporate Bonds & Notes	0	7,992	0	7,992
United Arab Emirates
Corporate Bonds & Notes	0	616	0	616
Sovereign Issues	0	3,477	0	3,477
United Kingdom
Corporate Bonds & Notes	0	25,507	0	25,507
Non-Agency Mortgage-Backed Securities	0	17,580	0	17,580
Preferred Securities	0	347	0	347
Sovereign Issues	0	6,734	0	6,734
United States
Asset-Backed Securities	0	22,844	0	22,844
Corporate Bonds & Notes	0	38,550	0	38,550
Loan Participations and Assignments	0	302	0	302
Non-Agency Mortgage-Backed Securities	0	13,987	0	13,987
Preferred Securities	0	2,049	0	2,049
U.S. Government Agencies	0	70,662	0	70,662
U.S. Treasury Obligations	0	34,348	0	34,348
Short-Term Instruments
Repurchase Agreements	0	5,911	0	5,911
Argentina Treasury Bills	0	101	0	101
Israel Treasury Bills	0	2,992	0	2,992
U.S. Treasury Bills	0	482	0	482
U.S. Treasury Cash Management Bills	0	311	0	311

	$0	$457,391	$0	$457,391

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	411	0	0	411

Total Investments	$411	$457,391	$0	$457,802

Short Sales, at Value - Liabilities
Canada
Sovereign Issues	$0	$(1,968)	$0	$(1,968)
Spain
Sovereign Issues	0	(2,856)	0	(2,856)
United Kingdom
Sovereign Issues	0	(2,252)	0	(2,252)
United States
U.S. Government Agencies	0	(15,973)	0	(15,973)

	$0	$(23,049)	$0	$(23,049)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	189	228	0	417
Over the counter	0	5,623	0	5,623

	$189	$5,851	$0	$6,040

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(139)	(301)	0	(440)
Over the counter	0	(2,068)	0	(2,068)

	$(139)	$(2,369)	$0	$(2,508)

Total Financial Derivative Instruments	$50	$3,482	$0	$3,532

Totals	$461	$437,824	$0	$438,285

There were no significant transfers into or out of Level 3 during the period ended March 31, 2021.

104	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

Schedule of Investments	PIMCO Global Bond Opportunities Fund (Unhedged)	March 31, 2021

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 128.1%

ARGENTINA 0.0%

SOVEREIGN ISSUES 0.0%

Argentina Government International Bond
0.125% due 07/09/2030 þ		$81	$27
0.125% due 07/09/2035 þ		54	16
36.119% (BADLARPP + 2.000%) due 04/03/2022 ~	ARS	5,220	34

Autonomous City of Buenos Aires Argentina
39.106% (BADLARPP + 5.000%) due 01/23/2022 ~		910	6

Provincia de Buenos Aires
37.855% due 04/12/2025		840	5

Total Argentina (Cost $366)			88

AUSTRALIA 4.0%

CORPORATE BONDS & NOTES 0.4%

SGSP Australia Assets Pty. Ltd.
3.300% due 04/09/2023		$700	734

NON-AGENCY MORTGAGE-BACKED SECURITIES 0.1%

RESIMAC Bastille Trust
1.033% due 09/05/2057 •		250	251

SOVEREIGN ISSUES 3.5%

Australia Government International Bond
0.500% due 09/21/2026	AUD	7,400	5,506
1.750% due 06/21/2051		500	304
3.000% due 03/21/2047		800	647

Northern Territory Treasury Corp.
2.000% due 04/21/2031		300	223

Treasury Corp. of Victoria
4.250% due 12/20/2032		400	370

			7,050

Total Australia (Cost $7,811)			8,035

BRAZIL 0.3%

CORPORATE BONDS & NOTES 0.1%

Petrobras Global Finance BV
7.250% due 03/17/2044		$150	172

SOVEREIGN ISSUES 0.2%

Brazil Government International Bond
2.875% due 04/01/2021	EUR	300	352

Total Brazil (Cost $513)			524

CANADA 0.9%

CORPORATE BONDS & NOTES 0.6%

Air Canada Pass-Through Trust
3.300% due 07/15/2031		$174	170

Enbridge, Inc.
0.689% (US0003M + 0.500%) due 02/18/2022 ~		600	602

Fairfax Financial Holdings Ltd.
2.750% due 03/29/2028	EUR	400	509

			1,281

NON-AGENCY MORTGAGE-BACKED SECURITIES 0.1%

Real Estate Asset Liquidity Trust
3.072% due 08/12/2053	CAD	208	171

SOVEREIGN ISSUES 0.2%

Canada Government Real Return Bond
1.500% due 12/01/2044 (g)		478	487

Total Canada (Cost $1,877)			1,939

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
CAYMAN ISLANDS 4.6%

ASSET-BACKED SECURITIES 2.5%

Evans Grove CLO Ltd.
1.111% due 05/28/2028 •		$139	$139

Figueroa CLO Ltd.
1.141% due 01/15/2027 •		50	50

Flagship CLO Ltd.
1.073% due 01/16/2026 •		143	143

LCM LP
1.197% due 07/20/2030 •(b)		500	500
1.264% due 10/20/2027 •		621	622

Marble Point CLO Ltd.
1.222% due 10/15/2030 •(b)		300	300

Palmer Square Loan Funding Ltd.
1.094% due 11/15/2026 •		315	315

Sound Point CLO Ltd.
1.114% due 01/20/2028 •		183	184
1.156% due 07/25/2030 •		500	500

Steele Creek CLO Ltd.
1.048% due 05/21/2029 •		500	500

Tralee CLO Ltd.
1.334% due 10/20/2028 •		697	697

Venture CLO Ltd.
1.121% due 04/15/2027 •		175	175
1.324% due 01/20/2029 •		400	400

Zais CLO Ltd.
1.391% due 04/15/2028 •		475	475

			5,000

CORPORATE BONDS & NOTES 2.1%

Ambac LSNI LLC
6.000% due 02/12/2023 •		1	1

Park Aerospace Holdings Ltd.
5.250% due 08/15/2022		900	945

QNB Finance Ltd.
1.243% (SOFRRATE + 1.225%) due 02/12/2022 ~		300	301
1.540% (US0003M + 1.350%) due 05/31/2021 ~		2,200	2,203

Sands China Ltd.
4.600% due 08/08/2023		300	322
5.125% due 08/08/2025		200	224
5.400% due 08/08/2028		200	229

			4,225

Total Cayman Islands (Cost $9,119)			9,225

CHINA 9.0%

CORPORATE BONDS & NOTES 0.2%

Industrial & Commercial Bank of China Ltd.
0.937% (US0003M + 0.750%) due 12/21/2021 ~		$300	300

New Metro Global Ltd.
7.500% due 12/16/2021		200	205

			505

SOVEREIGN ISSUES 8.8%

China Development Bank
3.050% due 08/25/2026	CNY	3,200	478
3.800% due 01/25/2036		2,000	307
4.040% due 04/10/2027		23,700	3,714
4.240% due 08/24/2027		24,700	3,917

China Government International Bond
2.850% due 06/04/2027		31,400	4,704
3.280% due 12/03/2027		30,800	4,731

			17,851

Total China (Cost $17,936)			18,356

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
DENMARK 3.9%

CORPORATE BONDS & NOTES 3.9%

Jyske Realkredit A/S
1.000% due 10/01/2050	DKK	20,003	$3,067

Nordea Kredit Realkreditaktieselskab
1.000% due 10/01/2050		4,556	697

Nykredit Realkredit A/S
1.000% due 10/01/2050		27,290	4,196

Total Denmark (Cost $7,690)			7,960

FRANCE 7.9%

CORPORATE BONDS & NOTES 0.5%

BNP Paribas S.A.
1.904% due 09/30/2028 •		$600	590

Societe Generale S.A.
6.750% due 04/07/2021 •(h)(i)	EUR	400	470

			1,060

SOVEREIGN ISSUES 7.4%

France Government International Bond
0.750% due 05/25/2052		1,400	1,615
2.000% due 05/25/2048 (l)		5,000	7,740
3.250% due 05/25/2045		3,000	5,599

			14,954

Total France (Cost $12,262)			16,014

GERMANY 2.5%

CORPORATE BONDS & NOTES 2.5%

Deutsche Bank AG
1.625% due 01/20/2027	EUR	600	734
1.750% due 01/17/2028		200	246
2.625% due 02/12/2026		400	512
3.547% due 09/18/2031 •		$200	207
3.700% due 05/30/2024		300	321
3.729% due 01/14/2032 •(j)		200	194
3.950% due 02/27/2023		300	317
3.961% due 11/26/2025 •		600	650

IHO Verwaltungs GmbH (6.375% Cash or 7.125% PIK)
6.375% due 05/15/2029 (c)		500	548

Landwirtschaftliche Rentenbank
5.375% due 04/23/2024	NZD	1,500	1,193

Volkswagen Financial Services AG
0.750% due 10/14/2021	EUR	200	236

Total Germany (Cost $5,107)			5,158

INDIA 0.3%

CORPORATE BONDS & NOTES 0.2%

Shriram Transport Finance Co. Ltd.
5.950% due 10/24/2022		$300	308

SOVEREIGN ISSUES 0.1%

Export-Import Bank of India
1.213% (US0003M + 1.020%) due 03/28/2022 ~(j)		300	301

Total India (Cost $602)			609

IRELAND 1.3%

ASSET-BACKED SECURITIES 1.3%

BlueMountain Fuji EUR CLO DAC
0.650% due 07/15/2030 •	EUR	350	411

CVC Cordatus Loan Fund Ltd.
0.650% due 10/15/2031 •		250	296

Dorchester Park CLO DAC
1.124% due 04/20/2028 •		$602	602

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2021	105

Schedule of Investments	PIMCO Global Bond Opportunities Fund (Unhedged)	(Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Man GLG Euro CLO DAC
0.870% due 01/15/2030 •	EUR	400	$470

Toro European CLO DAC
0.900% due 10/15/2030 •		700	821

Total Ireland (Cost $2,597)			2,600

ISRAEL 1.8%

SOVEREIGN ISSUES 1.8%

Israel Government International Bond
0.050% (MAKA5DAY) due 11/30/2021 ~	ILS	6,000	1,794
3.800% due 05/13/2060		$400	430
4.125% due 01/17/2048		200	231
5.500% due 01/31/2022	ILS	3,900	1,220

Total Israel (Cost $3,691)			3,675

ITALY 4.3%

CORPORATE BONDS & NOTES 1.5%

Banca Carige SpA
0.960% (EUR003M + 1.500%) due 05/25/2022 ~	EUR	700	825
1.157% due 10/25/2021 •		700	825

Banca Monte dei Paschi di Siena SpA
0.875% due 10/08/2027		300	368
2.625% due 04/28/2025		200	241

UniCredit SpA
7.830% due 12/04/2023		$600	700

			2,959

SOVEREIGN ISSUES 2.8%

Italy Buoni Poliennali Del Tesoro
1.450% due 11/15/2024	EUR	1,300	1,614
1.850% due 07/01/2025		1,500	1,903

Italy Government International Bond
6.000% due 08/04/2028	GBP	1,200	2,139

			5,656

Total Italy (Cost $7,919)			8,615

JAPAN 4.1%

CORPORATE BONDS & NOTES 1.0%

Central Nippon Expressway Co. Ltd.
2.849% due 03/03/2022		$800	817

Mizuho Financial Group, Inc.
0.818% (US0003M + 0.630%) due 05/25/2024 ~		600	603

Nissan Motor Co. Ltd.
4.810% due 09/17/2030		200	219

ORIX Corp.
3.250% due 12/04/2024		100	108

Takeda Pharmaceutical Co. Ltd.
1.125% due 11/21/2022	EUR	200	240

			1,987

SOVEREIGN ISSUES 3.1%

Japan Government International Bond
0.100% due 03/10/2028 (g)	JPY	221,318	2,019
0.500% due 03/20/2049		200,000	1,742
0.700% due 12/20/2048		90,000	826
1.400% due 09/20/2034		160,000	1,665

			6,252

Total Japan (Cost $8,027)			8,239

LUXEMBOURG 0.3%

CORPORATE BONDS & NOTES 0.3%

Sberbank of Russia Via SB Capital S.A.
5.125% due 10/29/2022		$300	315

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.250% due 05/23/2023 (i)		$300	$318

Total Luxembourg (Cost $621)			633

MALAYSIA 0.1%

CORPORATE BONDS & NOTES 0.1%

Petronas Capital Ltd.
3.500% due 04/21/2030		$200	214

Total Malaysia (Cost $198)			214

MULTINATIONAL 0.4%

CORPORATE BONDS & NOTES 0.4%

Preferred Term Securities Ltd.
0.684% (US0003M + 0.500%) due 03/23/2035 ~		$902	846

Total Multinational (Cost $696)			846

NETHERLANDS 2.7%

ASSET-BACKED SECURITIES 1.2%

Accunia European CLO BV
0.950% due 07/15/2030 •	EUR	250	294

Babson Euro CLO BV
0.277% due 10/25/2029 •		415	486

Dryden Euro CLO BV
0.660% due 04/15/2033 •		250	293
0.880% due 01/15/2030 •		600	704

Jubilee CLO BV
0.610% due 04/15/2030 •(b)		400	469
0.650% due 04/15/2031 •		250	293

			2,539

CORPORATE BONDS & NOTES 1.4%

Cooperatieve Rabobank UA
1.055% (US0003M + 0.860%) due 09/26/2023 ~		$600	609
3.875% due 09/26/2023		800	865
6.625% due 06/29/2021 • (h)(i)	EUR	400	476

Enel Finance International NV
2.650% due 09/10/2024		$300	316

JT International Financial Services BV
3.500% due 09/28/2023		500	536

			2,802

		SHARES
PREFERRED SECURITIES 0.1%

Stichting AK Rabobank Certificaten
6.500% due 12/29/2049 (h)		105,050	160

Total Netherlands (Cost $5,323)			5,501

		PRINCIPAL AMOUNT (000S)
PERU 1.8%

SOVEREIGN ISSUES 1.8%

Peru Government International Bond
1.862% due 12/01/2032		100	91
5.350% due 08/12/2040	PEN	300	73
5.940% due 02/12/2029		5,100	1,547
6.350% due 08/12/2028		6,500	2,028

Total Peru (Cost $3,735)			3,739

QATAR 1.8%

SOVEREIGN ISSUES 1.8%

Qatar Government International Bond
3.375% due 03/14/2024		$300	322
4.000% due 03/14/2029		1,200	1,365
4.400% due 04/16/2050		200	233

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
4.500% due 04/23/2028		$1,200	$1,402
4.817% due 03/14/2049		200	246

Total Qatar (Cost $3,103)			3,568

SAUDI ARABIA 1.2%

CORPORATE BONDS & NOTES 0.1%

Saudi Arabian Oil Co.
2.750% due 04/16/2022		$200	205

SOVEREIGN ISSUES 1.1%

Saudi Government International Bond
4.000% due 04/17/2025		1,500	1,654
4.375% due 04/16/2029		200	228
4.625% due 10/04/2047		300	337

			2,219

Total Saudi Arabia (Cost $2,287)			2,424

SINGAPORE 0.5%

CORPORATE BONDS & NOTES 0.5%

BOC Aviation Ltd.
3.500% due 09/18/2027		$300	318

DBS Bank Ltd.
3.300% due 11/27/2021		200	204

Oversea-Chinese Banking Corp. Ltd.
0.648% (US0003M + 0.450%) due 05/17/2021 ~		400	402

Total Singapore (Cost $900)			924

SLOVENIA 0.9%

SOVEREIGN ISSUES 0.9%

Slovenia Government International Bond
5.250% due 02/18/2024		$1,584	1,794

Total Slovenia (Cost $1,596)			1,794

SPAIN 0.9%

CORPORATE BONDS & NOTES 0.1%

Banco Santander S.A.
1.849% due 03/25/2026		$200	200

		SHARES
PREFERRED SECURITIES 0.2%

Banco Bilbao Vizcaya Argentaria S.A.
8.875% due 04/14/2021 •(h)(i)		400,000	470

		PRINCIPAL AMOUNT (000S)
SOVEREIGN ISSUES 0.6%

Autonomous Community of Catalonia
4.220% due 04/26/2035	EUR	100	157
4.900% due 09/15/2021		850	1,019

Spain Government International Bond
0.250% due 07/30/2024		100	120

			1,296

Total Spain (Cost $1,889)			1,966

SUPRANATIONAL 0.7%

CORPORATE BONDS & NOTES 0.7%

European Union
0.000% due 06/02/2028 (e)	EUR	400	480
0.200% due 06/04/2036		300	350
0.300% due 11/04/2050		300	333
0.450% due 05/02/2046		200	233

Total Supranational (Cost $1,477)			1,396

106	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

March 31, 2021

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SWITZERLAND 1.3%

CORPORATE BONDS & NOTES 1.3%

Credit Suisse AG
6.500% due 08/08/2023 (i)		$1,000	$1,103

Credit Suisse Group AG
3.800% due 06/09/2023		600	637

UBS AG
5.125% due 05/15/2024 (i)		200	221
7.625% due 08/17/2022 (i)		600	654

Total Switzerland (Cost $2,467)			2,615

UNITED ARAB EMIRATES 1.3%

CORPORATE BONDS & NOTES 0.2%

First Abu Dhabi Bank PJSC
3.000% due 03/30/2022		$400	410

SOVEREIGN ISSUES 1.1%

Emirate of Abu Dhabi Government International Bond
3.125% due 10/11/2027		1,900	2,066
3.875% due 04/16/2050		200	218

			2,284

Total United Arab Emirates (Cost $2,444)			2,694

UNITED KINGDOM 12.7%

CORPORATE BONDS & NOTES 6.8%

Barclays Bank PLC
7.625% due 11/21/2022 (i)		$1,600	1,756
10.000% due 05/21/2021	GBP	200	279

Barclays PLC
1.850% (US0003M + 1.625%) due 01/10/2023 ~		$600	605
4.972% due 05/16/2029 •		500	575
6.125% due 12/15/2025 •(h)(i)		300	328
8.000% due 06/15/2024 •(h)(i)		200	222

British Telecommunications PLC
9.625% due 12/15/2030		400	617

Frontier Finance PLC
8.000% due 03/23/2022	GBP	312	442

HSBC Holdings PLC
3.803% due 03/11/2025 •		$600	648
3.973% due 05/22/2030 •		400	433
4.041% due 03/13/2028 •		200	219
4.583% due 06/19/2029 •		400	450

Lloyds Bank Corporate Markets PLC
1.750% due 07/11/2024	GBP	300	424

Lloyds Banking Group PLC
4.650% due 03/24/2026		$500	561
7.625% due 06/27/2023 •(h)(i)	GBP	200	301

Nationwide Building Society
2.000% due 01/27/2023		$400	411
3.766% due 03/08/2024 •		300	317

Natwest Group PLC
1.751% (US0003M + 1.550%) due 06/25/2024 ~		600	613
3.875% due 09/12/2023		300	322
4.519% due 06/25/2024 •		300	324
5.076% due 01/27/2030 •		700	811
5.125% due 05/12/2027 •(h)(i)	GBP	300	436

Reckitt Benckiser Treasury Services PLC
0.751% (US0003M + 0.560%) due 06/24/2022 ~		$500	503

Santander UK Group Holdings PLC
6.750% due 06/24/2024 •(h)(i)	GBP	500	750
7.375% due 06/24/2022 •(h)(i)		300	434

Tesco Property Finance PLC
5.411% due 07/13/2044		282	499

Virgin Media Secured Finance PLC
5.000% due 04/15/2027		400	579

			13,859

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
NON-AGENCY MORTGAGE-BACKED SECURITIES 5.6%

Avon Finance PLC
0.949% due 09/20/2048 •	GBP	376	$520

Durham Mortgages B PLC
0.660% due 03/31/2054 •		370	510

Eurosail PLC
1.030% due 06/13/2045 •		722	996

Hawksmoor Mortgages
1.100% due 05/25/2053 •		735	1,017

Lanark Master Issuer PLC
0.880% due 12/22/2069 •		283	392

Residential Mortgage Securities PLC
1.034% due 12/20/2046 •		338	466
1.284% due 09/20/2065 •		361	499

Ripon Mortgages PLC
0.860% due 08/20/2056 •		1,455	2,009

Stanlington PLC
1.080% due 06/12/2046 •		682	939

Stratton Mortgage Funding PLC
0.949% due 07/20/2060 •		700	965

Towd Point Mortgage Funding
0.951% due 07/20/2045 •		885	1,224

Towd Point Mortgage Funding PLC
0.951% due 07/20/2045 •		443	612
1.058% due 10/20/2051 •		549	761

Uropa Securities PLC
0.277% due 06/10/2059 •		198	265
0.427% due 06/10/2059 •		51	68
0.627% due 06/10/2059 •		40	53
0.827% due 06/10/2059 •		42	57

			11,353

		SHARES
PREFERRED SECURITIES 0.1%

Nationwide Building Society
10.250% ~		1,110	283

		PRINCIPAL AMOUNT (000S)
SOVEREIGN ISSUES 0.2%

United Kingdom Gilt
0.625% due 10/22/2050		300	338

Total United Kingdom (Cost $24,154)			25,833

UNITED STATES 54.8%

ASSET-BACKED SECURITIES 4.7%

Amortizing Residential Collateral Trust
0.809% due 10/25/2031 •		$9	9

AMRESCO Residential Securities Corp. Mortgage Loan Trust
1.049% due 06/25/2029 •		48	47

Bear Stearns Asset-Backed Securities Trust
0.769% due 10/25/2032 •		4	4
0.909% due 10/27/2032 •		16	15

Citigroup Global Markets Mortgage Securities, Inc.
1.459% due 01/25/2032 •		31	32

Countrywide Asset-Backed Certificates
0.449% due 12/25/2036 ^•		25	20

Countrywide Asset-Backed Certificates Trust
0.849% due 08/25/2047 •		123	120
4.693% due 10/25/2035 ~		3	3

Credit Suisse First Boston Mortgage Securities Corp.
0.729% due 01/25/2032 •		9	9

First Franklin Mortgage Loan Trust
0.224% due 07/25/2036 •		492	466

GSAMP Trust
0.754% due 11/25/2035 ^•		3,103	2,930

Home Equity Mortgage Trust
6.000% due 01/25/2037 ^þ		388	209

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Morgan Stanley ABS Capital, Inc. Trust
0.219% due 03/25/2037 •		$1,616	$893
0.359% due 07/25/2036 •		87	78

Morgan Stanley Home Equity Loan Trust
0.459% due 04/25/2037 •		260	177

Renaissance Home Equity Loan Trust
7.238% due 09/25/2037 ^þ		701	404

Residential Asset Mortgage Products Trust
0.669% due 06/25/2032 •		10	10

SMB Private Education Loan Trust
1.206% due 07/15/2053 •		85	86
1.290% due 07/15/2053		339	340

Towd Point Mortgage Trust
1.636% due 04/25/2060 ~		492	496
2.710% due 01/25/2060 ~		443	457
2.900% due 10/25/2059 ~		1,820	1,904

Toyota Auto Loan Extended Note Trust
2.560% due 11/25/2031		700	740

			9,449

CORPORATE BONDS & NOTES 6.5%

AT&T, Inc.
3.100% due 02/01/2043		100	94
3.300% due 02/01/2052		100	90

Bayer U.S. Finance LLC
0.831% (US0003M + 0.630%) due 06/25/2021 ~		200	200
3.500% due 06/25/2021		300	301
4.250% due 12/15/2025		200	223

BP Capital Markets America, Inc.
3.790% due 02/06/2024		400	434

British Airways Pass-Through Trust
3.300% due 06/15/2034		195	195
3.350% due 12/15/2030		92	89

Broadcom, Inc.
2.450% due 02/15/2031		100	95
2.600% due 02/15/2033		100	93

Campbell Soup Co.
3.650% due 03/15/2023		58	61

CenterPoint Energy Resources Corp.
3.550% due 04/01/2023		100	106

Charles Schwab Corp.
0.750% due 03/18/2024		200	201
2.000% due 03/20/2028		100	101

Daimler Finance North America LLC
1.094% (US0003M + 0.900%) due 02/15/2022 ~		700	705

Diamondback Energy, Inc.
2.875% due 12/01/2024		600	633

Emera U.S. Finance LP
2.700% due 06/15/2021		300	301

Fiserv, Inc.
3.200% due 07/01/2026		600	648

Ford Motor Credit Co. LLC
0.000% due 05/14/2021 •	EUR	300	352
0.000% due 12/01/2021 •		1,000	1,170
3.087% due 01/09/2023		$400	407
3.096% due 05/04/2023		200	204
3.375% due 11/13/2025		200	204
4.000% due 11/13/2030		200	199

GATX Corp.
0.915% (US0003M + 0.720%) due 11/05/2021 ~		200	201

General Motors Financial Co., Inc.
0.015% due 03/26/2022 •	EUR	100	117
1.075% (US0003M + 0.850%) due 04/09/2021 ~		$100	100
3.550% due 07/08/2022		100	104

GLP Capital LP
5.300% due 01/15/2029		300	337

Huntsman International LLC
5.125% due 11/15/2022		300	317

Kilroy Realty LP
3.450% due 12/15/2024		100	107

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2021	107

Schedule of Investments	PIMCO Global Bond Opportunities Fund (Unhedged)	(Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Micron Technology, Inc.
4.185% due 02/15/2027		$300	$333

MPT Operating Partnership LP
2.550% due 12/05/2023	GBP	400	560

Pacific Gas & Electric Co.
3.450% due 07/01/2025		$100	106
4.450% due 04/15/2042		100	99

San Diego Gas & Electric Co.
3.600% due 09/01/2023		200	213

Southern California Edison Co.
0.650% (SOFRRATE + 0.640%) due 04/03/2023 ~(b)		200	200
0.840% (SOFRRATE + 0.830%) due 04/01/2024 ~(b)		100	100

Southern Co.
2.950% due 07/01/2023		400	419

Southern Co. Gas Capital Corp.
2.450% due 10/01/2023		100	104

Spirit AeroSystems, Inc.
3.950% due 06/15/2023		100	99

Spirit Realty LP
4.000% due 07/15/2029		300	325

Sprint Spectrum Co. LLC
4.738% due 09/20/2029		200	215

VMware, Inc.
4.500% due 05/15/2025		400	447

Volkswagen Group of America Finance LLC
1.141% (US0003M + 0.940%) due 11/12/2021 ~		300	302
4.000% due 11/12/2021		200	204

Wells Fargo & Co.
1.442% (US0003M + 1.230%) due 10/31/2023 ~		500	508

Zimmer Biomet Holdings, Inc.
3.550% due 04/01/2025		600	650

			13,273

LOAN PARTICIPATIONS AND ASSIGNMENTS 0.8%

CenturyLink, Inc.
2.359% (LIBOR03M + 2.250%) due 03/15/2027 ~		305	302

Charter Communications Operating LLC
1.860% (LIBOR03M + 1.750%) due 02/01/2027 ~		1,239	1,234

			1,536

MUNICIPAL BONDS & NOTES 0.3%

American Municipal Power, Inc., Ohio Revenue Bonds, Series 2010
7.334% due 02/15/2028		500	626

NON-AGENCY MORTGAGE-BACKED SECURITIES 8.4%

Adjustable Rate Mortgage Trust
3.201% due 09/25/2035 ^~		23	22

American Home Mortgage Assets Trust
0.489% due 05/25/2046 ^•		536	480

Banc of America Funding Trust
2.731% due 02/20/2036 ~		197	197
3.376% due 01/20/2047 ^~		35	33

Banc of America Mortgage Trust
3.630% due 05/25/2035 ^~		184	185

BCAP LLC Trust
1.240% due 01/26/2047 •		95	89
5.250% due 04/26/2037		161	118

Bear Stearns Adjustable Rate Mortgage Trust
2.664% due 05/25/2034 ~		27	25
2.694% due 10/25/2033 ~		13	13
2.875% due 08/25/2033 ~		17	18
2.876% due 02/25/2034 ~		2	2
2.945% due 08/25/2033 ~		3	3
3.136% due 11/25/2034 ~		21	21
3.180% due 05/25/2034 ~		35	35

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.466% due 05/25/2047 ^~	$115	$114

Bear Stearns ALT-A Trust
3.033% due 09/25/2035 ^~	261	208
3.393% due 11/25/2036 ^~	121	83

Bear Stearns Structured Products, Inc. Trust
2.757% due 01/26/2036 ^~	412	355

Chase Mortgage Finance Trust
2.811% due 02/25/2037 ~	37	37
3.329% due 07/25/2037 ~	27	25

Citicorp Mortgage Securities Trust
6.000% due 04/25/2037 ^	18	18

Citigroup Global Markets Mortgage Securities, Inc.
0.609% due 05/25/2032 •	4	3

Citigroup Mortgage Loan Trust
3.056% due 08/25/2035 ~	26	27
3.313% due 09/25/2037 ^~	420	416

Citigroup Mortgage Loan Trust, Inc. Mortgage Pass-Through Certificates
2.554% due 09/25/2035 ^~	392	376

Countrywide Alternative Loan Trust
0.459% due 05/25/2037 ^•	163	58
0.489% due 09/25/2046 ^•	433	419
0.529% due 07/25/2046 ^•	25	23
0.769% due 09/25/2035 •	418	324
1.759% due 11/25/2035 •	105	97
2.299% due 11/25/2035 •	81	77
3.038% due 02/25/2037 ^~	192	192
5.250% due 06/25/2035 ^	48	47
6.000% due 01/25/2037 ^	337	264
6.250% due 12/25/2036	979	634
6.250% due 08/25/2037 ^	89	68

Countrywide Home Loan Mortgage Pass-Through Trust
0.749% due 03/25/2035 •	542	493
0.769% due 02/25/2035 •	108	109
0.869% due 09/25/2034 •	5	5
2.669% due 11/25/2035 ^~	8	8
2.769% due 11/25/2034 ~	41	41
2.912% due 04/20/2035 ~	3	3
3.115% due 08/25/2034 ^~	6	6

Credit Suisse First Boston Mortgage Securities Corp.
6.500% due 04/25/2033	7	7

Credit Suisse First Boston Mortgage-Backed Pass-Through Certificates
2.595% due 07/25/2033 ~	4	5

DBUBS Mortgage Trust
0.648% due 11/10/2046 ~(a)	1,452	0

GreenPoint Mortgage Funding Trust
0.289% due 01/25/2037 •	137	133
0.309% due 10/25/2046 ^•	712	637
0.529% due 04/25/2036 •	160	157

GreenPoint Mortgage Funding Trust Pass-Through Certificates
2.684% due 10/25/2033 ~	3	3

GS Mortgage Securities Trust
1.929% due 11/10/2045 ~(a)	3,888	86

GSR Mortgage Loan Trust
1.840% due 03/25/2033 •	21	21
2.929% due 09/25/2035 ~	19	19

HarborView Mortgage Loan Trust
0.300% due 09/19/2037 •	252	245
1.109% due 12/19/2036 ^•	256	246
3.418% due 07/19/2035 ^~	17	14

IndyMac Mortgage Loan Trust
0.299% due 09/25/2046 •	592	555
0.309% due 11/25/2046 •	689	655
2.910% due 12/25/2034 ~	17	17

JP Morgan Alternative Loan Trust
5.500% due 11/25/2036 ^~	3	2

JP Morgan Chase Commercial Mortgage Securities Trust
0.949% due 12/15/2047 ~(a)	11,275	156

JP Morgan Mortgage Trust
2.149% due 11/25/2033 ~	15	15
2.920% due 11/25/2035 ^~	19	18

Luminent Mortgage Trust
0.279% due 12/25/2036 •	967	940

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

MASTR Alternative Loan Trust
0.509% due 03/25/2036 ^•	$154	$9

Mellon Residential Funding Corp. Mortgage Pass-Through Trust
0.546% due 12/15/2030 •	63	62

Merrill Lynch Mortgage Investors Trust
0.529% due 02/25/2036 •	20	21
1.925% due 02/25/2033 ~	21	21

MF1 Multifamily Housing Mortgage Loan Trust
0.958% due 07/15/2036 •	300	301

Morgan Stanley Bank of America Merrill Lynch Trust
1.026% due 05/15/2046 ~(a)	9,576	155

New Residential Mortgage Loan Trust
2.750% due 07/25/2059 ~	572	597
2.750% due 11/25/2059 ~	505	528

OBX Trust
0.759% due 06/25/2057 •	59	60

Residential Accredit Loans, Inc. Trust
0.259% due 02/25/2047 •	324	172

Residential Asset Securitization Trust
6.500% due 08/25/2036 ^	446	218

Residential Funding Mortgage Securities, Inc. Trust
3.216% due 09/25/2035 ^~	48	37
6.500% due 03/25/2032	4	4

Sequoia Mortgage Trust
0.810% due 10/19/2026 •	32	32
0.811% due 07/20/2033 •	116	116
2.789% due 04/20/2035 ~	209	221

Structured Adjustable Rate Mortgage Loan Trust
2.455% due 04/25/2034 ~	38	39
2.578% due 02/25/2034 ~	22	23
3.083% due 09/25/2034 ~	5	5

Structured Asset Mortgage Investments Trust
0.489% due 07/25/2046 ^•	142	124
0.529% due 05/25/2036 •	235	205
0.610% due 07/19/2035 •	306	298
0.690% due 07/19/2034 •	23	23

Structured Asset Securities Corp.
0.389% due 01/25/2036 •	112	104

Structured Asset Securities Corp. Mortgage Loan Trust
0.399% due 10/25/2036 •	262	235

Thornburg Mortgage Securities Trust
1.479% due 06/25/2037 •	414	382
1.529% due 06/25/2047 ^•	237	212

UBS-Barclays Commercial Mortgage Trust
1.600% due 12/10/2045 ~(a)	10,884	203

UBS-Citigroup Commercial Mortgage Trust
2.128% due 01/10/2045 ~(a)	2,872	8

WaMu Mortgage Pass-Through Certificates Trust
0.689% due 07/25/2045 •	183	180
0.729% due 01/25/2045 •	90	90
1.957% due 09/25/2046 •	891	924
1.957% due 10/25/2046 •	28	27
1.957% due 11/25/2046 •	266	262
2.325% due 03/25/2033 ~	100	100
2.408% due 03/25/2034 ~	62	63
2.710% due 03/25/2035 ~	65	67
2.989% due 08/25/2034 ~	105	108
3.072% due 09/25/2036 ~	71	68
3.218% due 08/25/2046 ^~	375	364
3.270% due 04/25/2035 ~	342	346
3.707% due 06/25/2033 ~	11	12

Washington Mutual Mortgage Pass-Through Certificates Trust
1.199% due 07/25/2046 ^•	169	120

Wells Fargo-RBS Commercial Mortgage Trust
1.170% due 03/15/2045 ~(a)	9,478	163

		17,011

	SHARES
PREFERRED SECURITIES 0.4%

AT&T, Inc.
2.875% due 03/02/2025 •(h)	300,000	352

108	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

March 31, 2021

	SHARES	MARKET VALUE (000S)

Bank of America Corp.
5.875% due 03/15/2028 •(h)	500,000	$546

		898

	PRINCIPAL AMOUNT (000S)
U.S. GOVERNMENT AGENCIES 24.5%

Fannie Mae
0.509% due 06/25/2036 •	$21	21
0.609% due 10/25/2040 •	66	67
1.801% due 12/01/2034 •	38	40
2.614% due 11/01/2034 •	272	291
2.695% due 05/01/2035 •	11	11
3.000% due 03/01/2060	292	316
3.500% due 01/01/2059	709	778
3.621% due 03/01/2024 •	1	1
6.500% due 11/01/2036	62	65

Freddie Mac
0.473% due 01/15/2038 •	335	336
0.706% due 12/15/2037 - 07/15/2040 •	299	304
0.791% due 09/25/2022 ~(a)	4,494	44
0.953% due 11/25/2022 ~(a)	5,407	63
1.459% due 10/25/2044 •	642	651
2.375% due 05/01/2023 •	1	1
2.382% due 01/15/2038 ~(a)	335	22
2.393% due 04/01/2037 •	6	6
2.707% due 02/01/2029 •	13	13
6.000% due 12/15/2024	10	11

Ginnie Mae
2.125% (H15T1Y + 1.500%) due 12/20/2023 - 12/20/2025 ~	3	4
2.125% due 11/20/2026 - 12/20/2026 •	4	4
2.250% (H15T1Y + 1.500%) due 07/20/2022 - 09/20/2026 ~	9	9
2.875% (H15T1Y + 1.500%) due 05/20/2022 - 06/20/2023 ~	3	2
2.875% due 05/20/2028 - 05/20/2030 •	19	20
3.000% (H15T1Y + 1.500%) due 02/20/2024 ~	10	10

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.000% due 01/20/2030 •	$8	$9
3.000% due 07/20/2046	23	24

Ginnie Mae, TBA
2.000% due 05/01/2051	600	605

Uniform Mortgage-Backed Security
2.500% due 11/01/2050 - 02/01/2051	3,459	3,561
3.000% due 10/01/2049	531	565
3.500% due 10/01/2034 - 07/01/2050	1,103	1,174
4.000% due 06/01/2050	397	427
4.500% due 08/01/2023 - 06/01/2044	231	257

Uniform Mortgage-Backed Security, TBA
2.000% due 04/01/2051	5,500	5,490
3.000% due 04/01/2051 - 05/01/2051	8,600	8,959
3.500% due 05/01/2036	800	853
4.000% due 04/01/2051 - 05/01/2051	21,500	23,070
4.500% due 04/01/2051	1,600	1,742

		49,826

U.S. TREASURY OBLIGATIONS 9.2%

U.S. Treasury Bonds
1.375% due 11/15/2040 (l)	1,100	936
1.625% due 11/15/2050	300	250
1.875% due 02/15/2041 (l)	3,300	3,074

U.S. Treasury Inflation Protected Securities (g)
0.125% due 07/15/2030	204	222
0.250% due 02/15/2050 (p)	102	106
0.500% due 01/15/2028 (l)	$4,984	$5,554
1.375% due 02/15/2044 (p)	337	440
2.500% due 01/15/2029 (n)(p)	914	1,170

U.S. Treasury Notes
2.875% due 04/30/2025 (l)	6,400	6,970

		18,722

Total United States (Cost $107,620)		111,341

SHORT-TERM INSTRUMENTS 1.8%

REPURCHASE AGREEMENTS (k) 0.7%
		1,421

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
ARGENTINA TREASURY BILLS 0.0%
23.005% due 06/30/2021 - 09/13/2021 (d)(e)	ARS	10,438	$71

ISRAEL TREASURY BILLS 1.0%
(0.026)% due 11/30/2021 - 02/02/2022 (d)(e)	ILS	6,500	1,945

U.S. TREASURY CASH MANAGEMENT BILLS 0.1%
0.011% due 07/06/2021 (e)(f)(p)		$271	271

Total Short-Term Instruments (Cost $3,672)			3,708

Total Investments in Securities (Cost $247,699)			260,233

		SHARES
INVESTMENTS IN AFFILIATES 2.4%

SHORT-TERM INSTRUMENTS 2.4%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 2.4%

PIMCO Short Asset Portfolio		18,430	185

PIMCO Short-Term Floating NAV Portfolio III		469,189	4,626

Total Short-Term Instruments (Cost $4,810)			4,811

Total Investments in Affiliates (Cost $4,810)			4,811

Total Investments 130.5% (Cost $252,509)			$265,044

Financial Derivative Instruments (m)(o) (0.6)% (Cost or Premiums, net $(455))			(1,247)

Other Assets and Liabilities, net (29.9)%			(60,747)

Net Assets 100.0%			$203,050

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
(a)	Security is an Interest Only (“IO”) or IO Strip.
(b)	When-issued security.
(c)	Payment in-kind security.
(d)	Coupon represents a weighted average yield to maturity.
(e)	Zero coupon security.
(f)	Coupon represents a yield to maturity.
(g)	Principal amount of security is adjusted for inflation.
(h)	Perpetual maturity; date shown, if applicable, represents next contractual call date.
(i)	Contingent convertible security.

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2021	109

Schedule of Investments	PIMCO Global Bond Opportunities Fund (Unhedged)	(Cont.)

(j)  RESTRICTED SECURITIES:

Issuer Description	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
Deutsche Bank AG 3.729% due 01/14/2032	01/21/2021	$200	$194	0.09%
Export-Import Bank of India 1.213% due 03/28/2022	12/19/2019	299	301	0.15

		$499	$495	0.24%

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(k)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
BPS	0.730%	01/22/2020	01/20/2022	GBP 1,031	United Kingdom Gilt 1.750% due 01/22/2049	$(1,348)	$1,421	$1,433

Total Repurchase Agreements						$(1,348)	$1,421	$1,433

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate(2)	Settlement Date	Maturity Date	Amount Borrowed(2)		Payable for Reverse Repurchase Agreements
BOM	0.100%	02/18/2021	04/19/2021	$	(6,911)	$(6,912)
IND	0.060	03/25/2021	04/05/2021		(1,057)	(1,057)
	0.090	03/02/2021	04/05/2021		(830)	(829)
	0.100	02/11/2021	04/12/2021		(4,822)	(4,823)
JML	(0.560)	02/18/2021	05/20/2021	EUR	(5,614)	(6,579)

Total Reverse Repurchase Agreements						$(20,200)

SALE-BUYBACK TRANSACTIONS:

Counterparty	Borrowing Rate(2)	Borrowing Date	Maturity Date	Amount Borrowed(2)		Payable for Sale-Buyback Transactions
GSC	(0.050)%	03/25/2021	04/01/2021	$	(3,130)	$(3,130)

Total Sale-Buyback Transactions						$(3,130)

SHORT SALES:

Description	Coupon	Maturity Date	Principal Amount		Proceeds	Payable for Short Sales(3)
Canada (0.5)%
Sovereign Issues (0.5)%
Canada Government International Bond	2.750%	12/01/2048	CAD	1,100	$(1,073)	$(1,042)

United Kingdom (0.6)%
Sovereign Issues (0.6)%
United Kingdom Gilt	1.750	01/22/2049	GBP	800	(1,160)	(1,201)

United States (14.1)%
U.S. Government Agencies (14.1)%
Fannie Mae, TBA	3.000	06/01/2051	$	10,200	(10,629)	(10,621)
Ginnie Mae, TBA	2.000	04/01/2051		600	(610)	(606)
Ginnie Mae, TBA	2.500	04/01/2051		600	(618)	(619)
Uniform Mortgage-Backed Security, TBA	2.000	04/01/2051		9,400	(9,506)	(9,383)
Uniform Mortgage-Backed Security, TBA	2.000	05/01/2051		3,300	(3,315)	(3,288)
Uniform Mortgage-Backed Security, TBA	2.500	05/01/2051		3,500	(3,583)	(3,584)
Uniform Mortgage-Backed Security, TBA	3.500	05/01/2051		600	(635)	(634)

Total United States					(28,896)	(28,735)

Total Short Sales (15.2)%					$(31,129)	$(30,978)

110	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

March 31, 2021

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of March 31, 2021:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Payable for Short Sales(3)	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(4)
Global/Master Repurchase Agreement
BOM	$0	$(6,912)	$0	$0	$(6,912)	$6,812	$(100)
BPS	1,433	0	0	0	1,433	(1,348)	85
IND	0	(6,709)	0	0	(6,709)	6,519	(190)
JML	0	(6,579)	0	0	(6,579)	6,347	(232)

Master Securities Forward Transaction Agreement
GSC	0	0	(3,130)	0	(3,130)	3,074	(56)
RYL	0	0	0	(1,201)	(1,201)	0	(1,201)
TDM	0	0	0	(1,042)	(1,042)	0	(1,042)

Total Borrowings and Other Financing Transactions	$1,433	$(20,200)	$(3,130)	$(2,243)

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
Sovereign Issues	$0	$0	$(6,579)	$0	$(6,579)
U.S. Treasury Obligations	0	(13,621)	0	0	(13,621)

Total	$0	$(13,621)	$(6,579)	$0	$(20,200)

Sale-Buyback Transactions
U.S. Treasury Obligations	(3,130)	0	0	0	(3,130)

Total	$(3,130)	$0	$0	$0	$(3,130)

Total Borrowings	$(3,130)	$(13,621)	$(6,579)	$0	$(23,330)

Payable for reverse repurchase agreements and sale-buyback financing transactions					$(23,330)

(l)	Securities with an aggregate market value of $22,752 have been pledged as collateral under the terms of the above master agreements as of March 31, 2021.

(1)	Includes accrued interest.
(2)

The average amount of borrowings outstanding during the period ended March 31, 2021 was $(29,630) at a weighted average interest rate of (0.255%). Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(3)	Payable for short sales includes $24 of accrued interest.
(4)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(m)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

WRITTEN OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price		Expiration Date	# of Contracts	Notional Amount	Premiums (Received)	Market Value
Put - CME 90-Day Eurodollar April 2021 Futures	$	98.500	04/16/2021	4	$10	$(1)	$(1)
Call - CME 90-Day Eurodollar April 2021 Futures		99.000	04/16/2021	4	10	0	0

Total Written Options						$(1)	$(1)

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2021	111

Schedule of Investments	PIMCO Global Bond Opportunities Fund (Unhedged)	(Cont.)

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
90-Day Eurodollar March Futures	03/2022	5	$	1,247	$(1)	$0	$0
Australia Government 10-Year Bond June Futures	06/2021	44		4,616	(8)	0	(35)
Call Options Strike @ EUR 114.200 on Euro-Schatz Bond June 2021 Futures(1)	05/2021	136		1	0	0	0
Call Options Strike @ EUR 172.000 on Euro-OAT France Government 10-Year Bond June 2021 Futures(1)	05/2021	211		2	0	0	0
Call Options Strike @ EUR 185.000 on Euro-Bund 10-Year Bond June 2021 Futures(1)	05/2021	76		1	0	0	0
Call Options Strike @ GBP 148.000 on United Kingdom Gilt June 2021 Futures(1)	05/2021	141		0	(2)	0	0
Euro-BTP Italy Government Bond June Futures	06/2021	57		9,980	5	19	(31)
Japan Government 10-Year Bond June Futures	06/2021	7		9,556	18	0	(20)
U.S. Treasury 5-Year Note June Futures	06/2021	158		19,497	(247)	0	(26)
U.S. Treasury 10-Year Note June Futures	06/2021	15		1,964	(38)	0	(4)
U.S. Treasury 10-Year Ultra Long-Term Bond June Futures	06/2021	63		9,052	(295)	0	(22)

					$(568)	$19	$(138)

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
90-Day Eurodollar June Futures	06/2024	2	$	(492)	$0	$0	$0
Australia Government 3-Year Note June Futures	06/2021	12		(1,067)	0	1	0
Euro-Bund 10-Year Bond June Futures	06/2021	79		(15,868)	17	57	(26)
Euro-Buxl 30-Year Bond June Futures	06/2021	4		(966)	0	6	(4)
Euro-OAT France Government 10-Year Bond June Futures	06/2021	220		(41,782)	87	131	(64)
Euro-Schatz June Futures	06/2021	138		(18,141)	(1)	9	(2)
U.S. Treasury 30-Year Bond June Futures	06/2021	2		(309)	14	1	0
U.S. Treasury Ultra Long-Term Bond June Futures	06/2021	5		(906)	53	6	0
United Kingdom Long Gilt June Futures	06/2021	75		(13,192)	215	101	(14)

					$385	$312	$(110)

Total Futures Contracts					$(183)	$331	$(248)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - BUY PROTECTION(2)

Reference Entity	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2021(4)	Notional Amount(5)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(6)	Variation Margin
										Asset	Liability
Ford Motor Credit Co. LLC	(5.000)%	Quarterly	06/20/2022	1.311%	$	300	$(47)	$33	$(14)	$0	$0
Kraft Heinz Foods Co.	(1.000)	Quarterly	06/20/2022	0.220		500	(6)	1	(5)	0	0

							$(53)	$34	$(19)	$0	$0

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(3)

Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2021(4)	Notional Amount(5)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(6)	Variation Margin
										Asset	Liability
Rolls-Royce PLC	1.000%	Quarterly	06/20/2024	2.256%	EUR	200	$1	$(10)	$(9)	$1	$0
Ryder System, Inc.	1.000	Quarterly	06/20/2022	0.271	$	300	7	(4)	3	0	0
Shell International Finance BV	1.000	Quarterly	12/20/2026	0.476	EUR	500	15	3	18	0	0
Tesco PLC	1.000	Quarterly	06/20/2025	0.569		600	(20)	33	13	0	0

							$3	$22	$25	$1	$ 0

CREDIT DEFAULT SWAPS ON CREDIT INDICES - BUY PROTECTION(2)

Index/Tranches	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Notional Amount(5)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(6)	Variation Margin
									Asset	Liability
CDX.HY-35 5-Year Index	(5.000)%	Quarterly	12/20/2025	$	1,900	$(95)	$(80)	$(175)	$0	$(7)
CDX.IG-35 10-Year Index	(1.000)	Quarterly	12/20/2030		11,900	(73)	(11)	(84)	0	(16)
CDX.IG-36 10-Year Index	(1.000)	Quarterly	06/20/2031		1,000	(2)	(3)	(5)	0	(2)
iTraxx Europe Main 31 10-Year Index	(1.000)	Quarterly	06/20/2029	EUR	2,600	(20)	(29)	(49)	0	(5)
iTraxx Europe Main 32 10-Year Index	(1.000)	Quarterly	12/20/2029		600	(10)	2	(8)	0	(1)

						$(200)	$(121)	$(321)	$0	$(31)

112	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

March 31, 2021

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(3)

Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(5)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(6)	Variation Margin
									Asset	Liability
CDX.IG-36 5-Year Index	1.000%	Quarterly	06/20/2026	$	200	$5	$0	$5	$0	$0

INTEREST RATE SWAPS -BASIS SWAPS

Pay Floating Rate Index	Receive Floating Rate Index	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
									Asset	Liability
3-Month USD-LIBOR	01-Month USD-LIBOR + 0.091%	Quarterly	03/18/2022	$	45,600	$(2)	$(7)	$(9)	$0	$(2)
3-Month USD-LIBOR(7)	01-Month USD-LIBOR + 0.084%	Quarterly	04/26/2022		12,700	0	(2)	(2)	0	0
3-Month USD-LIBOR	01-Month USD-LIBOR + 0.084%	Quarterly	06/12/2022		4,800	0	(1)	(1)	0	0
3-Month USD-LIBOR	01-Month USD-LIBOR + 0.070%	Quarterly	06/12/2022		3,500	0	0	0	0	0
3-Month USD-LIBOR	01-Month USD-LIBOR + 0.085%	Quarterly	06/19/2022		8,000	1	(3)	(2)	0	0
3-Month USD-LIBOR(7)	01-Month USD-LIBOR + 0.073%	Quarterly	04/27/2023		9,500	0	(1)	(1)	1	0
3-Month USD-LIBOR(7)	01-Month USD-LIBOR + 0.070%	Quarterly	03/07/2024		1,700	0	1	1	1	0
3-Month USD-LIBOR(7)	01-Month USD-LIBOR + 0.088%	Quarterly	09/06/2024		5,200	1	1	2	1	0
3-Month USD-LIBOR(7)	01-Month USD-LIBOR + 0.102%	Quarterly	10/04/2024		1,900	0	0	0	0	0

						$0	$(12)	$(12)	$3	$(2)

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Pay(7)	1-Day GBP-SONIO Compounded-OIS	0.000%	Annual	06/16/2023	GBP	4,400	$6	$(23)	$(17)	$0	$(1)
Pay(7)	1-Day GBP-SONIO Compounded-OIS	0.000	Annual	06/16/2026		1,100	0	(37)	(37)	0	(3)
Receive(7)	1-Day GBP-SONIO Compounded-OIS	0.500	Annual	09/15/2026		350	1	0	1	0	0
Pay(7)	1-Day GBP-SONIO Compounded-OIS	0.250	Annual	06/16/2031		4,300	43	(369)	(326)	0	(27)
Pay(7)	1-Day GBP-SONIO Compounded-OIS	0.750	Annual	09/15/2031		300	(4)	0	(4)	0	0
Receive(7)	1-Day GBP-SONIO Compounded-OIS	0.500	Annual	06/16/2051		700	(36)	153	117	9	0
Receive(7)	1-Day GBP-SONIO Compounded-OIS	0.750	Annual	09/15/2051		1,300	53	51	104	18	0
Receive	1-Year BRL-CDI	2.850	Maturity	01/03/2022	BRL	5,900	0	11	11	0	0
Receive	1-Year BRL-CDI	2.859	Maturity	01/03/2022		14,500	0	26	26	0	(1)
Receive	1-Year BRL-CDI	2.860	Maturity	01/03/2022		7,600	0	14	14	0	(1)
Receive	1-Year BRL-CDI	2.870	Maturity	01/03/2022		4,200	0	8	8	0	0
Receive	1-Year BRL-CDI	2.871	Maturity	01/03/2022		5,800	0	11	11	0	0
Receive	1-Year BRL-CDI	2.883	Maturity	01/03/2022		6,300	0	11	11	0	0
Pay	1-Year BRL-CDI	3.300	Maturity	01/03/2022		85,800	(1)	(64)	(65)	6	0
Pay	1-Year BRL-CDI	3.345	Maturity	01/03/2022		1,800	0	(2)	(2)	0	0
Pay	1-Year BRL-CDI	3.350	Maturity	01/03/2022		36,700	0	(43)	(43)	2	0
Receive	1-Year BRL-CDI	3.360	Maturity	01/03/2022		12,400	(19)	24	5	0	(1)
Pay	1-Year BRL-CDI	3.700	Maturity	01/03/2022		24,600	(4)	(18)	(22)	2	0
Receive	1-Year BRL-CDI	6.295	Maturity	01/02/2025		600	0	1	1	0	0
Pay	3-Month CAD-Bank Bill	1.270	Semi-Annual	03/03/2022	CAD	1,700	0	11	11	0	0
Pay	3-Month CAD-Bank Bill	1.500	Semi-Annual	06/17/2022		600	3	4	7	0	0
Receive	3-Month CAD-Bank Bill	2.200	Semi-Annual	06/16/2026		800	6	(32)	(26)	0	0
Pay	3-Month CAD-Bank Bill	1.713	Semi-Annual	10/02/2029		1,200	0	(11)	(11)	0	(2)
Pay	3-Month CAD-Bank Bill	1.500	Semi-Annual	06/17/2030		3,600	(73)	(43)	(116)	0	(5)
Pay	3-Month CAD-Bank Bill	2.750	Semi-Annual	12/18/2048		900	5	30	35	0	(5)
Pay	3-Month CAD-Bank Bill	2.565	Semi-Annual	03/07/2049		500	0	2	2	0	(3)
Pay	3-Month NZD-BBR	0.528	Semi-Annual	03/17/2024	NZD	100	0	0	0	0	0
Receive	3-Month NZD-BBR	0.500	Semi-Annual	12/16/2025		150	(1)	3	2	1	0
Receive	3-Month USD-LIBOR	2.500	Semi-Annual	12/18/2021	$	16,700	(234)	(162)	(396)	0	0
Pay	3-Month USD-LIBOR	0.750	Semi-Annual	12/16/2022		350	4	0	4	0	0
Pay	3-Month USD-LIBOR	0.250	Semi-Annual	03/30/2023		1,300	1	(2)	(1)	0	0
Receive	3-Month USD-LIBOR	1.305	Semi-Annual	08/21/2023		4,950	0	(119)	(119)	1	0
Receive	3-Month USD-LIBOR	1.750	Semi-Annual	12/21/2023		11,000	228	(676)	(448)	4	0
Receive(7)	3-Month USD-LIBOR	1.298	Semi-Annual	08/25/2024		3,900	0	(73)	(73)	3	0
Receive(7)	3-Month USD-LIBOR	1.249	Semi-Annual	08/31/2024		4,900	0	(84)	(84)	4	0
Pay	3-Month USD-LIBOR	2.500	Semi-Annual	12/18/2024		4,100	404	(104)	300	0	(3)
Pay	3-Month USD-LIBOR	1.000	Semi-Annual	12/16/2025		11,300	306	(257)	49	0	(13)

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2021	113

Schedule of Investments	PIMCO Global Bond Opportunities Fund (Unhedged)	(Cont.)

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Pay	3-Month USD-LIBOR	0.400%	Semi-Annual	03/30/2026	$	8,000	$(88)	$(163)	$(251)	$0	$(9)
Pay(7)	3-Month USD-LIBOR	0.500	Semi-Annual	06/16/2026		1,100	(7)	(28)	(35)	0	(3)
Pay	3-Month USD-LIBOR	2.500	Semi-Annual	12/20/2027		400	(15)	47	32	0	(1)
Pay	3-Month USD-LIBOR	0.400	Semi-Annual	01/15/2028		5,900	(69)	(319)	(388)	0	(7)
Receive	3-Month USD-LIBOR	1.000	Semi-Annual	12/16/2030		15,400	(178)	1,186	1,008	18	0
Receive	3-Month USD-LIBOR	1.120	Semi-Annual	02/02/2031		600	0	36	36	1	0
Receive	3-Month USD-LIBOR	1.160	Semi-Annual	02/02/2031		200	0	11	11	0	0
Receive	3-Month USD-LIBOR	0.750	Semi-Annual	03/30/2031		2,940	26	256	282	3	0
Receive(7)	3-Month USD-LIBOR	0.750	Semi-Annual	06/16/2031		700	31	39	70	1	0
Receive(7)	3-Month USD-LIBOR	0.750	Semi-Annual	06/16/2031		8,900	876	41	917	12	0
Pay(7)	3-Month USD-LIBOR	1.950	Semi-Annual	10/04/2031		230	0	1	1	1	0
Receive(7)	3-Month USD-LIBOR	1.720	Semi-Annual	10/15/2031		900	0	18	18	1	0
Receive(7)	3-Month USD-LIBOR	1.250	Semi-Annual	06/09/2041		1,100	19	152	171	3	0
Receive	3-Month USD-LIBOR	1.325	Semi-Annual	12/02/2050		400	(12)	92	80	1	0
Receive	3-Month USD-LIBOR	1.250	Semi-Annual	12/16/2050		600	3	124	127	2	0
Pay	3-Month USD-LIBOR	1.460	Semi-Annual	02/02/2051		700	(8)	(112)	(120)	0	(2)
Receive	3-Month USD-LIBOR	1.150	Semi-Annual	03/30/2051		2,200	86	441	527	6	0
Pay(7)	3-Month USD-LIBOR	1.250	Semi-Annual	06/16/2051		1,500	(334)	(5)	(339)	0	(5)
Receive(7)	3-Month USD-LIBOR	1.760	Semi-Annual	08/25/2051		550	0	58	58	2	0
Receive(7)	3-Month USD-LIBOR	2.100	Semi-Annual	08/25/2051		1,100	0	31	31	3	0
Receive(7)	3-Month USD-LIBOR	2.010	Semi-Annual	09/17/2051		350	0	20	20	1	0
Receive(7)	3-Month USD-LIBOR	2.090	Semi-Annual	12/23/2051		550	0	20	20	2	0
Receive(7)	3-Month USD-LIBOR	1.620	Semi-Annual	01/27/2052		150	0	22	22	0	0
Pay	6-Month CHF-LIBOR	0.620	Annual	03/18/2025	CHF	1,750	10	(18)	(8)	0	(1)
Pay	6-Month CHF-LIBOR	0.500	Annual	09/16/2025		1,200	2	(7)	(5)	0	(1)
Pay	6-Month CHF-LIBOR	0.050	Annual	03/16/2026		1,400	(14)	50	36	0	(1)
Receive(7)	6-Month EUR-EURIBOR	0.500	Annual	06/16/2023	EUR	31,200	(34)	41	7	7	0
Pay(7)	6-Month EUR-EURIBOR	0.500	Annual	06/16/2026		35,100	(81)	(341)	(422)	0	(32)
Pay(7)	6-Month EUR-EURIBOR	0.250	Annual	09/15/2026		12,500	6	6	12	0	(13)
Pay(7)	6-Month EUR-EURIBOR	0.250	Annual	06/16/2031		15,400	(249)	(368)	(617)	0	(27)
Pay(7)	6-Month EUR-EURIBOR	0.150	Annual	01/27/2032		400	0	(15)	(15)	0	(1)
Pay(7)	6-Month EUR-EURIBOR	0.060	Annual	11/17/2032		200	0	(8)	(8)	0	0
Receive	6-Month EUR-EURIBOR	0.450	Annual	12/15/2035		400	(36)	26	(10)	1	0
Receive(7)	6-Month EUR-EURIBOR	0.054	Annual	05/27/2050		100	0	16	16	0	0
Receive(7)	6-Month EUR-EURIBOR	0.000	Annual	06/16/2051		8,700	(71)	1,493	1,422	12	0
Receive(7)	6-Month EUR-EURIBOR	0.064	Annual	11/17/2052		200	0	31	31	0	0
Receive	6-Month JPY-LIBOR	0.200	Semi-Annual	06/19/2029	JPY	970,000	(89)	0	(89)	15	0
Receive	6-Month JPY-LIBOR	0.400	Semi-Annual	06/19/2039		350,000	6	(25)	(19)	20	0
Receive	6-Month JPY-LIBOR	0.500	Semi-Annual	06/19/2049		180,000	18	(6)	12	20	0
Receive	6-Month NOK-NIBOR	1.993	Annual	11/12/2024	NOK	2,600	(1)	(9)	(10)	0	0
Receive	6-Month NOK-NIBOR	1.635	Annual	03/18/2025		2,600	0	(4)	(4)	0	0
Receive	6-Month NOK-NIBOR	1.500	Annual	03/10/2026		17,600	1	(8)	(7)	2	0
Pay	6-Month NOK-NIBOR	1.900	Annual	03/10/2031		9,100	0	6	6	0	(5)
Receive	UKRPI	3.257	Maturity	02/15/2025	GBP	2,200	0	(19)	(19)	0	(4)
Receive	UKRPI	3.258	Maturity	02/15/2025		1,500	0	(13)	(13)	0	(3)
Receive	UKRPI	3.262	Maturity	02/15/2025		1,000	0	(9)	(9)	0	(2)
Receive	UKRPI	3.355	Maturity	11/15/2025		400	(1)	7	6	0	(1)
Receive	UKRPI	3.664	Maturity	03/15/2026		300	0	(1)	(1)	0	(1)
Pay	UKRPI	3.386	Maturity	01/15/2030		300	0	(5)	(5)	0	0
Pay	UKRPI	3.346	Maturity	02/15/2030		200	0	(3)	(3)	0	0
Pay	UKRPI	3.450	Maturity	02/15/2030		1,500	1	(19)	(18)	0	(1)
Pay	UKRPI	3.453	Maturity	02/15/2030		2,100	0	(24)	(24)	0	(1)
Receive	UKRPI	3.397	Maturity	11/15/2030		280	2	13	15	0	0
Receive	UKRPI	3.445	Maturity	11/15/2030		280	0	12	12	0	0
Pay	UKRPI	3.473	Maturity	11/15/2030		400	0	(15)	(15)	0	0
Pay	UKRPI	3.740	Maturity	03/15/2031		300	0	1	1	1	0
Pay	UKRPI	3.217	Maturity	11/15/2040		480	(8)	(65)	(73)	0	(1)
Pay	UKRPI	3.272	Maturity	11/15/2040		200	0	(26)	(26)	0	0
Pay	UKRPI	3.273	Maturity	11/15/2040		280	0	(36)	(36)	0	(1)
Receive	UKRPI	3.000	Maturity	11/15/2050		200	7	52	59	1	0
Receive	UKRPI	3.051	Maturity	11/15/2050		200	0	52	52	1	0

							$487	$971	$1,458	$187	$(188)

Total Swap Agreements							$242	$894	$1,136	$191	$(221)

114	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

March 31, 2021

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of March 31, 2021:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability(8)		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$331	$191	$522	$(1)	$(248)	$(242)	$(491)

(n)

Securities with an aggregate market value of $162 and cash of $5,220 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2021. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(1)	Future styled option.
(2)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(4)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(6)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(7)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.
(8)	Unsettled variation margin liability of $(21) for closed swap agreements is outstanding at period end.

(o)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BOA	04/2021	BRL	3,418		$600	$0	$(7)
	04/2021	DKK	19,893		3,252	116	0
	04/2021	GBP	3,779		5,350	140	0
	04/2021	TWD	12,427		451	14	0
	04/2021		$622	BRL	3,418	0	(15)
	04/2021		3,479	DKK	21,874	0	(30)
	04/2021		262	RUB	20,042	3	0
	04/2021		898	TWD	25,272	0	(9)
	05/2021	BRL	498		$90	2	0
	05/2021	CAD	169		135	1	0
	05/2021	EUR	1,872		2,262	65	0
	05/2021		$10,765	CAD	13,669	113	0
	05/2021		9,641	CHF	8,614	0	(516)
	05/2021		650	EUR	540	0	(16)
	05/2021		3,527	NOK	29,855	0	(36)
	05/2021		601	RUB	44,962	0	(10)
	05/2021		6,763	SEK	56,152	0	(331)
	05/2021		103	ZAR	1,570	2	0
	06/2021		165	RUB	12,492	0	(2)
	06/2021	ZAR	1,570		$103	0	(2)
	07/2021	DKK	20,184		3,212	25	0

BPS	04/2021	TWD	24,795		900	28	0
	04/2021		$1,818	AUD	2,295	0	(74)
	04/2021		359	GBP	257	0	(5)
	05/2021	NOK	8,895		$1,034	0	(6)
	05/2021	SEK	725		85	2	0

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2021	115

Schedule of Investments	PIMCO Global Bond Opportunities Fund (Unhedged)	(Cont.)

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
	05/2021		$2,746	JPY	292,700	$0	$(102)
	06/2021	CNH	10,007		$1,531	15	0
	06/2021		$3,008	KRW	3,381,652	0	(9)

BRC	04/2021	RUB	41,857		$553	1	0
	05/2021	CAD	566		450	0	0

CBK	04/2021	AUD	164		127	2	0
	04/2021	DKK	13,675		2,238	82	0
	04/2021	MXN	4,105		200	0	0
	04/2021	PEN	6,457		1,771	46	0
	04/2021		$1,943	DKK	12,267	0	(9)
	04/2021		1,740	PEN	6,457	1	(15)
	05/2021	PEN	1,011		$280	10	0
	05/2021		$220	COP	801,247	0	(1)
	05/2021		652	EUR	549	0	(7)
	05/2021		4,793	SEK	39,958	0	(216)
	06/2021	CNH	406		$62	0	0
	06/2021		$402	CLP	293,598	5	0
	06/2021		430	PEN	1,589	0	(6)
	06/2021		773	RUB	57,616	0	(18)
	06/2021		1,830	TWD	50,914	0	(27)
	07/2021	DKK	12,267		$1,945	9	0
	11/2021	ILS	7,902		2,420	46	0
	12/2021	PEN	4,868		1,308	9	0
	01/2022	ILS	2,744		838	12	0
	02/2022		4,601		1,417	33	0

DUB	06/2021		$409	MYR	1,662	0	(8)

GLM	04/2021	AUD	5,518		$4,209	18	0
	04/2021	BRL	3,195		581	13	0
	04/2021	PEN	1,519		421	15	0
	04/2021	RUB	2,917		39	1	0
	04/2021		$561	BRL	3,195	7	0
	04/2021		203	MXN	4,105	0	(2)
	04/2021		942	RUB	70,990	1	(6)
	05/2021		4,210	AUD	5,518	0	(18)
	05/2021		196	COP	705,087	0	(4)
	05/2021		322	RUB	24,013	0	(6)
	05/2021	ZAR	6,792		$441	0	(17)
	06/2021	CNH	27,819		4,222	7	0
	06/2021	IDR	2,852,188		194	0	0
	06/2021		$407	KRW	458,873	0	0
	09/2021		2,431	MXN	51,070	26	0

HUS	04/2021	AUD	149		$115	2	0
	04/2021	BRL	940		172	5	0
	04/2021	CAD	928		738	0	0
	04/2021	DKK	270		44	1	0
	04/2021	GBP	1,233		1,715	15	0
	04/2021		$536	AUD	685	0	(15)
	04/2021		168	BRL	940	0	(1)
	04/2021		1,137	DKK	7,155	0	(9)
	04/2021		425	GBP	309	1	0
	04/2021		1,122	NZD	1,545	0	(43)
	04/2021		411	PEN	1,519	0	(6)
	05/2021	CAD	807		$646	4	0
	05/2021	EUR	6,774		8,169	218	0
	05/2021	ILS	24		7	0	0
	05/2021	JPY	251,500		2,375	102	0
	05/2021	PEN	7,056		1,919	34	0
	05/2021	SEK	10,135		1,182	21	0
	05/2021		$117	CHF	106	0	(5)
	05/2021		262	EUR	217	0	(7)
	05/2021		331	RUB	24,692	0	(6)
	05/2021		101	ZAR	1,515	1	0
	06/2021	HKD	1,776		$229	0	0
	06/2021	KRW	131,103		116	0	0
	06/2021		$188	RUB	13,952	0	(5)
	06/2021		315	ZAR	4,867	11	0
	06/2021	ZAR	1,515		$101	0	(1)
	09/2021	PEN	1,519		411	6	0
	01/2022	ILS	1,372		425	12	0

116	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

March 31, 2021

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
JPM	04/2021	AUD	208		$160	$2	$0
	04/2021		$2,400	DKK	15,111	0	(18)
	05/2021	EUR	744		$889	15	0
	05/2021	JPY	76,400		717	26	0
	06/2021	KRW	1,127		1	0	0
	06/2021		$458	CNH	2,997	0	(4)
	06/2021		1,357	CNY	8,844	0	(18)
	06/2021		253	TWD	7,034	0	(4)
	06/2021		138	ZAR	2,107	4	0
	07/2021	DKK	13,676		$2,169	10	0

MYI	04/2021		7,270		1,185	38	0
	04/2021	PEN	755		201	0	(1)
	04/2021		$2,423	AUD	3,059	0	(100)
	04/2021		207	PEN	755	0	(5)
	05/2021	AUD	59		$45	0	0
	05/2021	CHF	54		58	1	0
	05/2021	NOK	655		77	0	0
	05/2021		$1,047	CAD	1,330	12	0
	05/2021		8,015	EUR	6,622	0	(242)
	05/2021		6,086	NOK	51,473	0	(68)
	06/2021	CNH	35,950		$5,473	26	0
	06/2021	KRW	190,919		169	0	0
	06/2021		$23	EUR	18	0	(2)

RBC	05/2021	CAD	250		$199	1	(1)
	05/2021	JPY	21,600		199	4	0

SCX	04/2021		$204	AUD	267	0	(1)
	04/2021		6,117	GBP	4,446	13	0
	04/2021		423	TWD	11,951	0	(3)
	05/2021	CAD	135		$106	0	(1)
	05/2021	CHF	789		865	29	0
	05/2021	GBP	4,446		6,117	0	(13)
	05/2021	SEK	10,850		1,286	43	0
	05/2021		$115	EUR	95	0	(3)
	06/2021	KRW	461,876		$410	0	0
	06/2021	TWD	64,260		2,337	62	0
	06/2021		$2,647	IDR	38,529,739	0	(28)
	06/2021		222	TWD	6,185	0	(3)

SOG	05/2021		24,385	JPY	2,580,561	0	(1,069)
	05/2021		111	SEK	930	0	(5)

SSB	06/2021		2	TWD	56	0	0

UAG	04/2021	DKK	15,300		$2,507	95	0
	04/2021		$361	RUB	27,362	2	(2)
	05/2021	CAD	662		$523	0	(4)
	05/2021	CHF	114		125	4	0
	05/2021	EUR	6,175		7,526	278	0
	05/2021		$132	EUR	112	0	0
	05/2021		169	NOK	1,430	0	(2)
	05/2021		331	RUB	24,728	0	(6)
	05/2021		245	ZAR	3,707	5	0
	06/2021		381	RUB	28,493	0	(8)
	06/2021	ZAR	3,707		$244	0	(5)

Total Forward Foreign Currency Contracts						$1,973	$(3,244)

PURCHASED OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Cost	Market Value
FAR	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.950%	09/30/2021	1,100	$23	$23

GLM	Put - OTC 10-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.200	01/25/2022	5,000	40	96

							$63	$119

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2021	117

Schedule of Investments	PIMCO Global Bond Opportunities Fund (Unhedged)	(Cont.)

OPTIONS ON SECURITIES

Counterparty	Description	Strike Price	Expiration Date	Notional Amount(1)	Cost	Market Value
BPS	Put - OTC Euro-OAT France Government Bond 0.750% due 05/23/2025	EUR 97.000	05/23/2025	300	$23	$42

FAR	Call - OTC Uniform Mortgage-Backed Security, TBA 3.000% due 05/01/2051	$ 117.250	05/06/2021	11,600	0	0
	Put - OTC Uniform Mortgage-Backed Security, TBA 4.000% due 05/01/2051	66.000	05/06/2021	12,000	1	0

					$24	$42

Total Purchased Options					$87	$161

WRITTEN OPTIONS:

CREDIT DEFAULT SWAPTIONS ON CREDIT INDICES

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
BOA	Put - OTC CDX.HY-36 5-Year Index	Sell	100.000%	06/16/2021	100	$0	$(1)
	Call - OTC CDX.IG-35 5-Year Index	Buy	0.450	04/21/2021	400	0	0
	Put - OTC CDX.IG-35 5-Year Index	Sell	0.800	05/19/2021	300	0	0
	Put - OTC CDX.IG-35 5-Year Index	Sell	0.850	05/19/2021	400	(1)	0
	Put - OTC CDX.IG-35 5-Year Index	Sell	0.900	05/19/2021	800	(1)	0
	Put - OTC CDX.IG-35 5-Year Index	Sell	0.800	06/16/2021	200	0	0
	Put - OTC CDX.IG-35 5-Year Index	Sell	0.900	06/16/2021	200	0	0
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.800	06/16/2021	400	0	0

BPS	Call - OTC CDX.IG-35 5-Year Index	Buy	0.450	04/21/2021	700	0	0
	Put - OTC CDX.IG-35 5-Year Index	Sell	0.800	04/21/2021	300	0	0
	Put - OTC CDX.IG-35 5-Year Index	Sell	0.850	04/21/2021	600	(1)	0
	Put - OTC CDX.IG-35 5-Year Index	Sell	0.950	04/21/2021	400	0	0
	Put - OTC CDX.IG-35 5-Year Index	Sell	1.000	04/21/2021	100	0	0
	Put - OTC CDX.IG-35 5-Year Index	Sell	0.900	05/19/2021	300	0	0
	Call - OTC iTraxx Europe 34 5-Year Index	Buy	0.375	04/21/2021	400	0	0
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.750	04/21/2021	400	(1)	0
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.800	04/21/2021	700	(1)	0
	Call - OTC iTraxx Europe 34 5-Year Index	Buy	0.400	05/19/2021	500	0	0
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.700	05/19/2021	500	(1)	0
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.750	05/19/2021	1,000	(1)	(1)

BRC	Call - OTC iTraxx Europe 34 5-Year Index	Buy	0.375	04/21/2021	1,300	(1)	0
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.750	04/21/2021	1,900	(3)	0
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.800	04/21/2021	2,000	(3)	0
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.700	05/19/2021	1,200	(1)	(1)
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.750	05/19/2021	500	(1)	0
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.800	05/19/2021	600	(1)	0
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.900	05/19/2021	200	0	0
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.800	06/16/2021	1,000	(1)	(1)
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.850	06/16/2021	500	(1)	0
	Call - OTC iTraxx Europe 34 5-Year Index	Buy	0.400	07/21/2021	300	0	0
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.750	07/21/2021	300	0	(1)

CBK	Put - OTC CDX.HY-35 5-Year Index	Sell	100.000	04/21/2021	100	(1)	0
	Put - OTC CDX.IG-35 5-Year Index	Sell	0.800	05/19/2021	400	0	0

DBL	Call - OTC CDX.IG-35 5-Year Index	Buy	0.450	04/21/2021	200	0	0

DUB	Put - OTC CDX.IG-35 5-Year Index	Sell	1.000	04/21/2021	100	0	0
	Put - OTC CDX.IG-35 5-Year Index	Sell	0.750	05/19/2021	400	0	0
	Put - OTC CDX.IG-35 5-Year Index	Sell	0.900	06/16/2021	200	0	0
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.750	04/21/2021	300	0	0
	Call - OTC iTraxx Europe 34 5-Year Index	Buy	0.400	05/19/2021	500	0	0
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.700	05/19/2021	500	(1)	0
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.750	05/19/2021	200	0	0
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.800	05/19/2021	300	(1)	0
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.850	06/16/2021	500	(1)	0

FBF	Put - OTC CDX.HY-35 5-Year Index	Sell	100.000	06/16/2021	100	0	0
	Put - OTC CDX.IG-35 5-Year Index	Sell	0.800	04/21/2021	300	(1)	0
	Call - OTC CDX.IG-35 5-Year Index	Buy	0.450	06/16/2021	300	0	0
	Put - OTC CDX.IG-35 5-Year Index	Sell	0.800	06/16/2021	300	0	0
	Put - OTC CDX.IG-35 5-Year Index	Sell	0.900	06/16/2021	400	(1)	0
	Put - OTC CDX.IG-36 5-Year Index	Sell	0.850	06/16/2021	300	0	0

GST	Put - OTC CDX.HY-35 5-Year Index	Sell	102.000	06/16/2021	100	(1)	(1)
	Call - OTC CDX.IG-35 5-Year Index	Buy	0.450	04/21/2021	300	0	0
	Put - OTC CDX.IG-35 5-Year Index	Sell	0.800	04/21/2021	100	0	0
	Put - OTC CDX.IG-35 5-Year Index	Sell	0.850	04/21/2021	800	(1)	0
	Put - OTC CDX.IG-35 5-Year Index	Sell	0.750	05/19/2021	600	(1)	0

118	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

March 31, 2021

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
	Put - OTC CDX.IG-35 5-Year Index	Sell	0.900%	05/19/2021	300	$0	$0
	Put - OTC CDX.IG-35 5-Year Index	Sell	0.950	05/19/2021	300	0	0
	Put - OTC CDX.IG-35 5-Year Index	Sell	1.050	05/19/2021	300	0	0
	Put - OTC CDX.IG-36 5-Year Index	Sell	0.850	06/16/2021	200	0	0
	Put - OTC CDX.IG-36 5-Year Index	Sell	0.900	07/21/2021	500	(1)	(1)
	Call - OTC iTraxx Europe 34 5-Year Index	Buy	0.400	05/19/2021	300	0	0
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.700	05/19/2021	300	0	0
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.750	05/19/2021	600	(1)	0
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.850	06/16/2021	500	(1)	0
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.750	07/21/2021	700	(1)	(1)

JPM	Put - OTC CDX.HY-35 5-Year Index	Sell	103.000	05/19/2021	100	(1)	0
	Put - OTC CDX.IG-35 5-Year Index	Sell	0.750	05/19/2021	300	0	0
	Put - OTC CDX.IG-35 5-Year Index	Sell	0.900	05/19/2021	400	(1)	0

MYC	Put - OTC CDX.IG-35 5-Year Index	Sell	0.800	05/19/2021	300	0	0
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.750	04/21/2021	600	(1)	0
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.900	05/19/2021	300	0	0

						$(35)	$(8)

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
HUS	Put - OTC EUR versus CNH	CNH	7.700	04/28/2021	1,304	$(5)	$(8)
	Call - OTC EUR versus CNH		7.950	04/28/2021	1,304	(10)	(1)
	Put - OTC USD versus ILS	ILS	3.195	04/14/2021	643	(2)	0
	Call - OTC USD versus ILS		3.315	04/14/2021	643	(2)	(7)
	Put - OTC USD versus ILS		3.165	05/06/2021	566	(3)	0
	Call - OTC USD versus ILS		3.328	05/06/2021	566	(3)	(6)

JPM	Put - OTC USD versus ILS		3.182	05/18/2021	331	(2)	0
	Call - OTC USD versus ILS		3.338	05/18/2021	331	(2)	(3)
	Put - OTC USD versus ILS		3.260	06/30/2021	455	(2)	(2)
	Call - OTC USD versus ILS		3.415	06/30/2021	455	(2)	(3)

						$(33)	$(30)

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
BOA	Put - OTC 3-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.880%	09/15/2021	8,300	$(41)	$(1)
	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	0.865	04/19/2021	1,700	(2)	(1)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.145	04/19/2021	1,800	(3)	(3)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.500	06/15/2021	600	(5)	(2)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.000	06/15/2021	600	(4)	(5)

BPS	Put - OTC 25-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	0.451	05/23/2025	300	(23)	(46)

BRC	Call - OTC 1-Year Interest Rate Swap	6-Month GBP-LIBOR	Receive	0.010	02/07/2022	1,900	(2)	(1)
	Put - OTC 1-Year Interest Rate Swap	6-Month GBP-LIBOR	Pay	0.010	02/07/2022	1,900	(2)	(5)

CBK	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	0.750	06/14/2021	900	(3)	(1)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.200	06/14/2021	900	(3)	(5)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.522	04/12/2021	500	(2)	0
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.862	04/12/2021	500	(2)	(2)

DUB	Put - OTC 3-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.020	12/21/2021	5,100	(23)	(2)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.538	04/19/2021	800	(3)	0
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.858	04/19/2021	800	(3)	(4)

FAR	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.450	09/30/2021	1,400	(10)	(10)

GLM	Call - OTC 1-Year Interest Rate Swap	6-Month GBP-LIBOR	Receive	0.010	02/07/2022	2,100	(3)	(2)
	Put - OTC 1-Year Interest Rate Swap	6-Month GBP-LIBOR	Pay	0.010	02/07/2022	2,100	(3)	(5)
	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	0.840	04/19/2021	600	(1)	0
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.120	04/19/2021	600	(1)	(1)
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.320	01/25/2022	1,000	(27)	(58)

MYC	Put - OTC 3-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.448	08/23/2021	9,200	(82)	(2)
	Put - OTC 3-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.399	08/26/2021	11,600	(105)	(3)
	Put - OTC 3-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.020	12/21/2021	7,700	(35)	(3)
	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	0.820	04/15/2021	1,100	(2)	0
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.120	04/15/2021	1,100	(2)	(2)
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.320	01/25/2022	1,100	(16)	(64)

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2021	119

Schedule of Investments	PIMCO Global Bond Opportunities Fund (Unhedged)	(Cont.)

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
RYL	Call - OTC 1-Year Interest Rate Swap	6-Month GBP-LIBOR	Receive	0.010%	02/07/2022	10,400	$ (13)	$(8)
	Put - OTC 1-Year Interest Rate Swap	6-Month GBP-LIBOR	Pay	0.010	02/07/2022	10,400	(13)	(26)

							$ (434)	$(262)

INTEREST RATE-CAPPED OPTIONS

Counterparty	Description	Exercise Rate	Floating Rate Index	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
MYC	Call - OTC 1-Year Interest Rate Floor (2)	0.000%	1-Month USD-LIBOR	10/07/2022	4,250	$(4)	$(1)
	Call - OTC 1-Year Interest Rate Floor (2)	0.000	1-Month USD-LIBOR	10/08/2022	2,000	(2)	0

						$(6)	$(1)

OPTIONS ON SECURITIES

Counterparty	Description	Strike Price	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
FAR	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 04/01/2051	$101.844	04/07/2021	300	$(1)	$(6)

GSC	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 06/01/2051	101.172	06/07/2021	500	(2)	(3)

JPM	Put - OTC Ginnie Mae, TBA 2.500% due 04/01/2051	103.781	04/14/2021	200	0	(2)
	Put - OTC Ginnie Mae, TBA 2.500% due 04/01/2051	104.125	04/14/2021	200	(1)	(2)
	Put - OTC Ginnie Mae, TBA 2.500% due 04/01/2051	104.266	04/14/2021	200	(1)	(2)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 04/01/2051	102.375	04/07/2021	200	(1)	(5)

					$(6)	$(20)

Total Written Options					$(514)	$(321)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON SOVEREIGN ISSUES - BUY PROTECTION(3)

Counterparty	Reference Entity	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2021(5)	Notional Amount(6)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(7)
										Asset	Liability
BOA	Japan Government International Bond	(1.000)%	Quarterly	06/20/2022	0.038%	$	100	$(3)	$2	$0	$(1)

BPS	Japan Government International Bond	(1.000)	Quarterly	06/20/2022	0.038		1,500	(54)	35	0	(19)
	South Korea Government International Bond	(1.000)	Quarterly	06/20/2023	0.115		1,600	(39)	7	0	(32)

BRC	China Government International Bond	(1.000)	Quarterly	06/20/2023	0.111		500	(10)	0	0	(10)
	Japan Government International Bond	(1.000)	Quarterly	06/20/2022	0.038		800	(27)	17	0	(10)
	South Korea Government International Bond	(1.000)	Quarterly	06/20/2023	0.115		900	(23)	5	0	(18)

CBK	Japan Government International Bond	(1.000)	Quarterly	06/20/2022	0.038		300	(10)	6	0	(4)

GST	China Government International Bond	(1.000)	Quarterly	06/20/2023	0.111		1,000	(19)	(1)	0	(20)
	Japan Government International Bond	(1.000)	Quarterly	06/20/2022	0.038		1,400	(49)	32	0	(17)

HUS	South Korea Government International Bond	(1.000)	Quarterly	06/20/2023	0.115		500	(13)	3	0	(10)

JPM	South Korea Government International Bond	(1.000)	Quarterly	06/20/2023	0.115		200	(5)	1	0	(4)

								$(252)	$107	$0	$(145)

CREDIT DEFAULT SWAPS ON SOVEREIGN ISSUES - SELL PROTECTION(4)

Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2021(5)	Notional Amount(6)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(7)
										Asset	Liability
BRC	Italy Government International Bond	1.000%	Quarterly	06/20/2025	0.619%	$	400	$(10)	$17	$7	$0

CBK	Italy Government International Bond	1.000	Quarterly	06/20/2025	0.619		200	(5)	8	3	0

								$(15)	$25	$10	$0

120	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

March 31, 2021

CROSS-CURRENCY SWAPS

Counterparty	Receive	Pay	Payment Frequency	Maturity Date(8)	Notional Amount of Currency Received		Notional Amount of Currency Delivered	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
AZD	Floating rate equal to 3-Month AUD-LIBOR plus 0.290% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	Maturity	01/04/2031	AUD	900	$678	$5	$(2)	$3	$0

CBK	Floating rate equal to 3-Month AUD-LIBOR plus 0.420% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	Maturity	07/31/2029		2,000	1,380	0	146	146	0

GLM	Floating rate equal to 3-Month AUD-LIBOR plus 0.423% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	Maturity	08/01/2029		1,900	1,311	(7)	146	139	0

								$(2)	$290	$288	$0

Total Swap Agreements								$(269)	$422	$298	$(145)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of March 31, 2021:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(9)
AZD	$0	$0	$3	$3	$0	$0	$0	$0	$3	$0	$3
BOA	481	0	0	481	(974)	(13)	(1)	(988)	(507)	336	(171)
BPS	45	42	0	87	(196)	(47)	(51)	(294)	(207)	0	(207)
BRC	1	0	7	8	0	(9)	(38)	(47)	(39)	0	(39)
CBK	255	0	149	404	(299)	(8)	(4)	(311)	93	0	93
DUB	0	0	0	0	(8)	(6)	0	(14)	(14)	(40)	(54)
FAR	0	23	0	23	0	(16)	0	(16)	7	0	7
GLM	88	96	139	323	(53)	(66)	0	(119)	204	0	204
GSC	0	0	0	0	0	(3)	0	(3)	(3)	0	(3)
GST	0	0	0	0	0	(3)	(37)	(40)	(40)	0	(40)
HUS	433	0	0	433	(98)	(22)	(10)	(130)	303	(280)	23
JPM	57	0	0	57	(44)	(19)	(4)	(67)	(10)	0	(10)
MYC	0	0	0	0	0	(75)	0	(75)	(75)	(220)	(295)
MYI	77	0	0	77	(418)	0	0	(418)	(341)	271	(70)
RBC	5	0	0	5	(1)	0	0	(1)	4	0	4
RYL	0	0	0	0	0	(34)	0	(34)	(34)	0	(34)
SCX	147	0	0	147	(52)	0	0	(52)	95	0	95
SOG	0	0	0	0	(1,074)	0	0	(1,074)	(1,074)	1,035	(39)
UAG	384	0	0	384	(27)	0	0	(27)	357	(270)	87

Total Over the Counter	$1,973	$161	$298	$2,432	$(3,244)	$(321)	$(145)	$(3,710)

(p)

Securities with an aggregate market value of $1,642 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of March 31, 2021.

(1)	Notional Amount represents the number of contracts.
(2)	The underlying instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.
(3)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(4)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2021	121

Schedule of Investments	PIMCO Global Bond Opportunities Fund (Unhedged)	(Cont.)

(5)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(6)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(7)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(8)	At the maturity date, the notional amount of the currency received will be exchanged back for the notional amount of the currency delivered.
(9)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2021:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$331	$331
Swap Agreements	0	1	0	0	190	191

	$0	$1	$0	$0	$521	$522

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$1,973	$0	$1,973
Purchased Options	0	0	0	0	161	161
Swap Agreements	0	10	0	288	0	298

	$0	$10	$0	$2,261	$161	$2,432

	$0	$11	$0	$2,261	$682	$2,954

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$1	$1
Futures	0	0	0	0	248	248
Swap Agreements	0	31	0	0	211	242

	$0	$31	$0	$0	$460	$491

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$3,244	$0	$3,244
Written Options	0	8	0	30	283	321
Swap Agreements	0	145	0	0	0	145

	$0	$153	$0	$3,274	$283	$3,710

	$0	$184	$0	$3,274	$743	$4,201

122	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

March 31, 2021

The effect of Financial Derivative Instruments on the Statements of Operations for the year ended March 31, 2021:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$(52)	$(52)
Written Options	0	0	0	0	15	15
Futures	0	0	0	0	2,788	2,788
Swap Agreements	0	(715)	0	0	(936)	(1,651)

	$0	$(715)	$0	$0	$1,815	$1,100

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$1,550	$0	$1,550
Purchased Options	0	0	0	(24)	(8)	(32)
Written Options	0	96	0	98	307	501
Swap Agreements	0	(89)	0	(60)	240	91

	$0	$7	$0	$1,564	$539	$2,110

	$0	$(708)	$0	$1,564	$2,354	$3,210

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$21	$21
Futures	0	0	0	0	(1,490)	(1,490)
Swap Agreements	0	(9)	0	0	3,522	3,513

	$0	$(9)	$0	$0	$2,053	$2,044

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$4,890	$0	$4,890
Purchased Options	0	0	0	14	310	324
Written Options	0	27	0	236	17	280
Swap Agreements	0	105	0	579	(163)	521

	$0	$132	$0	$5,719	$164	$6,015

	$0	$123	$0	$5,719	$2,217	$8,059

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2021 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2021
Investments in Securities, at Value
Argentina
Sovereign Issues	$0	$88	$0	$88
Australia
Corporate Bonds & Notes	0	734	0	734
Non-Agency Mortgage-Backed Securities	0	251	0	251
Sovereign Issues	0	7,050	0	7,050
Brazil
Corporate Bonds & Notes	0	172	0	172
Sovereign Issues	0	352	0	352
Canada
Corporate Bonds & Notes	0	1,281	0	1,281
Non-Agency Mortgage-Backed Securities	0	171	0	171
Sovereign Issues	0	487	0	487
Cayman Islands
Asset-Backed Securities	0	5,000	0	5,000
Corporate Bonds & Notes	0	4,225	0	4,225
China
Corporate Bonds & Notes	0	505	0	505
Sovereign Issues	0	17,851	0	17,851
Denmark
Corporate Bonds & Notes	0	7,960	0	7,960
France
Corporate Bonds & Notes	0	1,060	0	1,060
Sovereign Issues	0	14,954	0	14,954
Germany
Corporate Bonds & Notes	0	5,158	0	5,158

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2021
India
Corporate Bonds & Notes	$0	$308	$0	$308
Sovereign Issues	0	301	0	301
Ireland
Asset-Backed Securities	0	2,600	0	2,600
Israel
Sovereign Issues	0	3,675	0	3,675
Italy
Corporate Bonds & Notes	0	2,959	0	2,959
Sovereign Issues	0	5,656	0	5,656
Japan
Corporate Bonds & Notes	0	1,987	0	1,987
Sovereign Issues	0	6,252	0	6,252
Luxembourg
Corporate Bonds & Notes	0	633	0	633
Malaysia
Corporate Bonds & Notes	0	214	0	214
Multinational
Corporate Bonds & Notes	0	846	0	846
Netherlands
Asset-Backed Securities	0	2,539	0	2,539
Corporate Bonds & Notes	0	2,802	0	2,802
Preferred Securities	0	160	0	160
Peru
Sovereign Issues	0	3,739	0	3,739
Qatar
Sovereign Issues	0	3,568	0	3,568

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2021	123

Schedule of Investments	PIMCO Global Bond Opportunities Fund (Unhedged)	(Cont.)	March 31, 2021

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2021
Saudi Arabia
Corporate Bonds & Notes	$0	$205	$0	$205
Sovereign Issues	0	2,219	0	2,219
Singapore
Corporate Bonds & Notes	0	924	0	924
Slovenia
Sovereign Issues	0	1,794	0	1,794
Spain
Corporate Bonds & Notes	0	200	0	200
Preferred Securities	0	470	0	470
Sovereign Issues	0	1,296	0	1,296
Supranational
Corporate Bonds & Notes	0	1,396	0	1,396
Switzerland
Corporate Bonds & Notes	0	2,615	0	2,615
United Arab Emirates
Corporate Bonds & Notes	0	410	0	410
Sovereign Issues	0	2,284	0	2,284
United Kingdom
Corporate Bonds & Notes	0	13,859	0	13,859
Non-Agency Mortgage-Backed Securities	0	11,353	0	11,353
Preferred Securities	0	283	0	283
Sovereign Issues	0	338	0	338
United States
Asset-Backed Securities	0	9,449	0	9,449
Corporate Bonds & Notes	0	13,273	0	13,273
Loan Participations and Assignments	0	1,536	0	1,536
Municipal Bonds & Notes	0	626	0	626
Non-Agency Mortgage-Backed Securities	0	17,011	0	17,011
Preferred Securities	0	898	0	898
U.S. Government Agencies	0	49,826	0	49,826
U.S. Treasury Obligations	0	18,722	0	18,722
Short-Term Instruments
Repurchase Agreements	0	1,421	0	1,421
Argentina Treasury Bills	0	71	0	71
Israel Treasury Bills	0	1,945	0	1,945
U.S. Treasury Cash Management Bills	0	271	0	271

	$0	$260,233	$0	$260,233

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2021
Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$4,811	$0	$0	$4,811

Total Investments	$4,811	$260,233	$0	$265,044

Short Sales, at Value - Liabilities
Canada
Sovereign Issues	$0	$(1,042)	$0	$(1,042)
United Kingdom
Sovereign Issues	0	(1,201)	0	(1,201)
United States
U.S. Government Agencies	0	(28,735)	0	(28,735)

	$0	$(30,978)	$0	$(30,978)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	331	191	0	522
Over the counter	0	2,432	0	2,432

	$331	$2,623	$0	$2,954

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(249)	(221)	0	(470)
Over the counter	0	(3,710)	0	(3,710)

	$(249)	$(3,931)	$0	$(4,180)

Total Financial Derivative Instruments	$82	$(1,308)	$0	$(1,226)

Totals	$4,893	$227,947	$0	$232,840

There were no significant transfers into or out of Level 3 during the period ended March 31, 2021.

124	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

Schedule of Investments	PIMCO Global Bond Opportunities Fund (U.S. Dollar-Hedged)	March 31, 2021

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 123.7%

ARGENTINA 0.0%

SOVEREIGN ISSUES 0.0%

Argentina Government International Bond
0.125% due 07/09/2030 þ		$184	$61
0.125% due 07/09/2035 þ		122	35
36.119% (BADLARPP + 2.000%) due 04/03/2022 ~	ARS	13,660	90

Total Argentina (Cost $889)			186

AUSTRALIA 3.7%

ASSET-BACKED SECURITIES 0.0%

Driver Australia Trust
0.940% (BBSW1M + 0.930%) due 07/21/2026 ~	AUD	274	209

CORPORATE BONDS & NOTES 0.1%

Boral Finance Pty. Ltd.
3.000% due 11/01/2022		$400	411

Woolworths Group Ltd.
4.550% due 04/12/2021		300	300

			711

NON-AGENCY MORTGAGE-BACKED SECURITIES 0.1%

RESIMAC Bastille Trust
1.033% due 09/05/2057 •		850	853

SOVEREIGN ISSUES 3.5%

Australia Government International Bond
0.500% due 09/21/2026	AUD	30,800	22,917
1.750% due 06/21/2051		2,100	1,278
3.000% due 03/21/2047		3,400	2,751

Northern Territory Treasury Corp.
2.000% due 04/21/2031		1,100	816

Treasury Corp. of Victoria
4.250% due 12/20/2032		1,500	1,387

			29,149

Total Australia (Cost $30,126)			30,922

AUSTRIA 0.1%

CORPORATE BONDS & NOTES 0.1%

Erste Group Bank AG
8.875% due 10/15/2021 •(g)(h)	EUR	400	490

Total Austria (Cost $450)			490

BRAZIL 0.4%

CORPORATE BONDS & NOTES 0.2%

Petrobras Global Finance BV
5.093% due 01/15/2030		$1,657	1,724

SOVEREIGN ISSUES 0.2%

Brazil Government International Bond
2.875% due 04/01/2021	EUR	1,100	1,290

Total Brazil (Cost $3,015)			3,014

CANADA 0.7%

CORPORATE BONDS & NOTES 0.5%

Enbridge, Inc.
0.689% (US0003M + 0.500%) due 02/18/2022 ~		$2,500	2,508

Fairfax Financial Holdings Ltd.
2.750% due 03/29/2028	EUR	1,100	1,400

			3,908

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
NON-AGENCY MORTGAGE-BACKED SECURITIES 0.1%

Real Estate Asset Liquidity Trust
3.072% due 08/12/2053	CAD	623	$513

SOVEREIGN ISSUES 0.1%

Canada Government Real Return Bond
1.500% due 12/01/2044 (f)		478	487

Total Canada (Cost $4,737)			4,908

CAYMAN ISLANDS 5.5%

ASSET-BACKED SECURITIES 2.7%

American Money Management Corp. CLO Ltd.
1.167% due 04/14/2029 •		$1,700	1,702

Evans Grove CLO Ltd.
1.111% due 05/28/2028 •		417	417

Figueroa CLO Ltd.
1.141% due 01/15/2027 •		144	144

Gallatin CLO Ltd.
1.274% due 01/21/2028 •		1,070	1,071

Jamestown CLO Ltd.
1.443% due 01/17/2027 •		887	888

Mountain View CLO Ltd.
1.041% due 10/15/2026 •		105	105

Palmer Square Loan Funding Ltd.
1.924% due 07/20/2028 •		1,797	1,801

Sound Point CLO Ltd.
1.156% due 07/25/2030 •		2,200	2,200

SP-Static CLO Ltd.
1.622% due 07/22/2028 •		1,767	1,771

Steele Creek CLO Ltd.
1.048% due 05/21/2029 •		2,100	2,100

Symphony CLO Ltd.
1.184% due 07/14/2026 •		1,746	1,748

Telos CLO Ltd.
1.493% due 01/17/2027 •		719	719

Venture CLO Ltd.
1.121% due 04/15/2027 •		349	350
1.166% due 09/07/2030 •		2,200	2,200
1.324% due 01/20/2029 •		1,800	1,802

Vibrant CLO Ltd.
1.235% due 09/15/2030 •(b)		2,100	2,100

WhiteHorse Ltd.
1.153% due 04/17/2027 •		106	107

Zais CLO Ltd.
1.391% due 04/15/2028 •		1,492	1,494

			22,719

CORPORATE BONDS & NOTES 2.8%

Avolon Holdings Funding Ltd.
5.125% due 10/01/2023		400	427

CIFI Holdings Group Co. Ltd.
7.625% due 02/28/2023		600	624

Country Garden Holdings Co. Ltd.
4.750% due 01/17/2023		200	205

KSA Sukuk Ltd.
4.303% due 01/19/2029		5,500	6,272

Park Aerospace Holdings Ltd.
4.500% due 03/15/2023		500	522
5.250% due 08/15/2022		1,500	1,575

QNB Finance Ltd.
1.243% (SOFRRATE + 1.225%) due 02/12/2022 ~		1,300	1,303
1.540% (US0003M + 1.350%) due 05/31/2021 ~		7,800	7,813

Sands China Ltd.
4.600% due 08/08/2023		300	322
5.125% due 08/08/2025		400	448
5.400% due 08/08/2028		800	916

Tencent Holdings Ltd.
2.390% due 06/03/2030		2,200	2,127

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.595% due 01/19/2028		$300	$322

			22,876

Total Cayman Islands (Cost $44,667)			45,595

CHINA 9.2%

CORPORATE BONDS & NOTES 0.3%

Industrial & Commercial Bank of China Ltd.
0.937% (US0003M + 0.750%) due 12/21/2021 ~		$700	700

Sinopec Group Overseas Development Ltd.
3.900% due 05/17/2022		1,800	1,862

			2,562

SOVEREIGN ISSUES 8.9%

China Development Bank
3.050% due 08/25/2026	CNY	6,000	897
3.480% due 01/08/2029		11,000	1,662
3.800% due 01/25/2036		6,000	920
4.040% due 04/10/2027		93,400	14,638
4.240% due 08/24/2027		109,000	17,287

China Government International Bond
2.850% due 06/04/2027		130,800	19,596
3.280% due 12/03/2027		119,500	18,354

			73,354

Total China (Cost $74,173)			75,916

DENMARK 3.7%

CORPORATE BONDS & NOTES 3.7%

Jyske Realkredit A/S
1.000% due 10/01/2050	DKK	41,334	6,332

Nordea Kredit Realkreditaktieselskab
1.000% due 10/01/2050		37,436	5,732

Nykredit Realkredit A/S
1.000% due 10/01/2050		119,001	18,260

Total Denmark (Cost $29,205)			30,324

FRANCE 3.6%

CORPORATE BONDS & NOTES 0.3%

BNP Paribas S.A.
1.904% due 09/30/2028 •		$2,600	2,558

SOVEREIGN ISSUES 3.3%

France Government International Bond
0.750% due 05/25/2052 (k)	EUR	6,050	6,981
1.500% due 05/25/2050		4,500	6,296
2.000% due 05/25/2048 (k)		6,800	10,526
3.250% due 05/25/2045		2,100	3,919

			27,722

Total France (Cost $26,627)			30,280

GERMANY 2.3%

CORPORATE BONDS & NOTES 2.3%

Deutsche Bank AG
1.625% due 01/20/2027	EUR	2,000	2,447
1.750% due 01/17/2028		600	738
2.129% due 11/24/2026 •(i)		$400	401
2.625% due 02/12/2026	EUR	1,600	2,050
3.547% due 09/18/2031 •		$1,400	1,447
3.700% due 05/30/2024		1,100	1,178
3.729% due 01/14/2032 •(i)		1,000	971
3.950% due 02/27/2023		1,100	1,162
3.961% due 11/26/2025 •		1,900	2,059

IHO Verwaltungs GmbH (3.875% Cash or 4.625% PIK)
3.875% due 05/15/2027 (c)	EUR	300	363

IHO Verwaltungs GmbH (6.000% Cash or 6.750% PIK)
6.000% due 05/15/2027 (c)		$1,100	1,157

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2021	125

Schedule of Investments	PIMCO Global Bond Opportunities Fund (U.S. Dollar-Hedged)	(Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

IHO Verwaltungs GmbH (6.375% Cash or 7.125% PIK)
6.375% due 05/15/2029 (c)		$300	$329

Landwirtschaftliche Rentenbank
4.250% due 01/24/2023	AUD	300	244
5.375% due 04/23/2024	NZD	1,400	1,113
5.500% due 03/29/2022	AUD	1,100	880

Volkswagen Bank GmbH
2.500% due 07/31/2026	EUR	1,000	1,304

Volkswagen Financial Services AG
0.750% due 10/14/2021		700	826

Total Germany (Cost $18,238)			18,669

INDIA 0.3%

CORPORATE BONDS & NOTES 0.2%

Shriram Transport Finance Co. Ltd.
5.950% due 10/24/2022		$1,000	1,028

State Bank of India
4.000% due 01/24/2022		300	307

			1,335

SOVEREIGN ISSUES 0.1%

Export-Import Bank of India
1.213% (US0003M + 1.020%) due 03/28/2022 ~(i)		700	703

Total India (Cost $2,005)			2,038

INDONESIA 0.0%

SOVEREIGN ISSUES 0.0%

Indonesia Government International Bond
4.200% due 10/15/2050		$300	329

Total Indonesia (Cost $360)			329

IRELAND 1.4%

ASSET-BACKED SECURITIES 1.1%

CVC Cordatus Loan Fund DAC
0.650% due 10/15/2031 •	EUR	700	829

Dorchester Park CLO DAC
1.124% due 04/20/2028 •		$1,580	1,581

Man GLG Euro CLO DAC
0.870% due 01/15/2030 •	EUR	1,400	1,643

Marlay Park CLO DAC
0.740% due 10/15/2030 •		2,000	2,339

Toro European CLO DAC
0.900% due 10/15/2030 •		2,100	2,463

			8,855

CORPORATE BONDS & NOTES 0.3%

AIB Group PLC
4.750% due 10/12/2023		$300	328

German Postal Pensions Securitisation PLC
4.375% due 01/18/2022	EUR	2,000	2,436

			2,764

Total Ireland (Cost $11,906)			11,619

ISRAEL 1.4%

SOVEREIGN ISSUES 1.4%

Israel Government International Bond
0.050% (MAKA5DAY) due 11/30/2021 ~	ILS	11,000	3,290
2.000% due 03/31/2027		2,700	872
3.800% due 05/13/2060		$2,000	2,149
4.125% due 01/17/2048		400	461
5.500% due 01/31/2022	ILS	16,500	5,162

Total Israel (Cost $12,014)			11,934

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
ITALY 1.6%

CORPORATE BONDS & NOTES 1.5%

Banca Carige SpA
0.960% (EUR003M + 1.500%) due 05/25/2022 ~	EUR	3,000	$3,538
1.157% due 10/25/2021 •		3,100	3,655

Banca Monte dei Paschi di Siena SpA
0.875% due 10/08/2027		1,400	1,717
2.625% due 04/28/2025		800	963

UniCredit SpA
7.830% due 12/04/2023		$1,900	2,216

			12,089

SOVEREIGN ISSUES 0.1%

Italy Government International Bond
6.000% due 08/04/2028	GBP	600	1,070

Total Italy (Cost $12,183)			13,159

JAPAN 4.5%

CORPORATE BONDS & NOTES 0.7%

Central Nippon Expressway Co. Ltd.
2.091% due 09/14/2021		$1,200	1,209
2.362% due 05/28/2021		200	201

Meiji Yasuda Life Insurance Co.
5.100% due 04/26/2048 •		300	348

Mizuho Financial Group, Inc.
0.818% (US0003M + 0.630%) due 05/25/2024 ~		2,500	2,512

ORIX Corp.
3.250% due 12/04/2024		300	324

Takeda Pharmaceutical Co. Ltd.
1.125% due 11/21/2022	EUR	800	959

Toyota Tsusho Corp.
3.625% due 09/13/2023		$400	428

			5,981

SOVEREIGN ISSUES 3.8%

Development Bank of Japan, Inc.
1.750% due 08/28/2024		2,200	2,284

Japan Finance Organization for Municipalities
0.625% due 09/02/2025		4,300	4,203

Japan Government International Bond
0.100% due 03/10/2028 (f)	JPY	794,732	7,249
0.500% due 03/20/2049		977,000	8,510
0.700% due 12/20/2048		247,000	2,267
1.700% due 09/20/2032		400,000	4,242

Tokyo Metropolitan Government
0.750% due 07/16/2025		$1,200	1,180
2.000% due 05/17/2021		1,400	1,403

			31,338

Total Japan (Cost $37,584)			37,319

JERSEY, CHANNEL ISLANDS 0.0%

CORPORATE BONDS & NOTES 0.0%

AA Bond Co. Ltd.
2.750% due 07/31/2043	GBP	200	279

Total Jersey, Channel Islands (Cost $249)			279

KUWAIT 0.7%

SOVEREIGN ISSUES 0.7%

Kuwait International Government Bond
3.500% due 03/20/2027		$5,400	5,970

Total Kuwait (Cost $5,379)			5,970

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
LITHUANIA 0.4%

SOVEREIGN ISSUES 0.4%

Lithuania Government International Bond
6.625% due 02/01/2022		$3,300	$3,473

Total Lithuania (Cost $3,469)			3,473

LUXEMBOURG 0.4%

CORPORATE BONDS & NOTES 0.4%

Medtronic Global Holdings S.C.A.
0.000% due 12/02/2022 (e)	EUR	2,300	2,711

Sberbank of Russia Via SB Capital S.A.
5.125% due 10/29/2022		$200	210

Total Luxembourg (Cost $2,822)			2,921

MALAYSIA 0.1%

CORPORATE BONDS & NOTES 0.1%

Petronas Capital Ltd.
3.500% due 04/21/2030		$400	429
4.550% due 04/21/2050		300	356
4.800% due 04/21/2060		300	380

Total Malaysia (Cost $995)			1,165

MEXICO 0.1%

SOVEREIGN ISSUES 0.1%

Mexico Government International Bond
5.000% due 04/27/2051		$500	544

Total Mexico (Cost $463)			544

MULTINATIONAL 0.1%

CORPORATE BONDS & NOTES 0.1%

Preferred Term Securities Ltd.
0.484% (US0003M + 0.300%) due 09/22/2037 ~		$799	733

Total Multinational (Cost $591)			733

NETHERLANDS 2.8%

ASSET-BACKED SECURITIES 1.3%

Accunia European CLO BV
0.950% due 07/15/2030 •	EUR	800	939

Cairn CLO BV
0.670% due 01/31/2030 •		1,400	1,640

Dryden Euro CLO BV
0.660% due 04/15/2033 •		800	938
0.880% due 01/15/2030 •		2,100	2,463

Jubilee CLO BV
0.258% due 12/15/2029 •		2,367	2,772

Tikehau CLO BV
0.880% due 12/07/2029 •		1,965	2,307

			11,059

CORPORATE BONDS & NOTES 1.4%

Cooperatieve Rabobank UA
1.055% (US0003M + 0.860%) due 09/26/2023 ~		$1,900	1,927
3.875% due 09/26/2023		2,400	2,595
6.625% due 06/29/2021 •(g)(h)	EUR	800	953

Enel Finance International NV
2.650% due 09/10/2024		$1,300	1,369

ING Groep NV
1.238% (US0003M + 1.000%) due 10/02/2023 ~		800	813
4.100% due 10/02/2023		800	866

JAB Holdings BV
2.500% due 06/25/2029	EUR	200	267

126	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

March 31, 2021

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

JT International Financial Services BV
3.500% due 09/28/2023		$2,400	$2,574

			11,364

		SHARES
PREFERRED SECURITIES 0.1%

Stichting AK Rabobank Certificaten
6.500% due 12/29/2049 (g)		315,150	480

Total Netherlands (Cost $21,991)			22,903

		PRINCIPAL AMOUNT (000S)
PERU 1.9%

SOVEREIGN ISSUES 1.9%

Peru Government International Bond
1.862% due 12/01/2032		600	547
5.350% due 08/12/2040	PEN	1,600	388
5.940% due 02/12/2029		20,700	6,279
6.350% due 08/12/2028		27,300	8,516

Total Peru (Cost $15,744)			15,730

QATAR 2.2%

SOVEREIGN ISSUES 2.2%

Qatar Government International Bond
3.375% due 03/14/2024		$1,200	1,289
3.750% due 04/16/2030		700	784
3.875% due 04/23/2023		6,000	6,403
4.000% due 03/14/2029		4,000	4,551
4.400% due 04/16/2050		800	930
4.500% due 04/23/2028		3,000	3,505
4.817% due 03/14/2049		600	737

Total Qatar (Cost $16,345)			18,199

SAUDI ARABIA 0.3%

SOVEREIGN ISSUES 0.3%

Saudi Government International Bond
2.900% due 10/22/2025		$900	956
4.375% due 04/16/2029		800	914
4.625% due 10/04/2047		400	449

Total Saudi Arabia (Cost $2,228)			2,319

SINGAPORE 0.2%

CORPORATE BONDS & NOTES 0.2%

BOC Aviation Ltd.
2.750% due 09/18/2022		$400	408
3.500% due 09/18/2027		400	424

Oversea-Chinese Banking Corp. Ltd.
0.648% (US0003M + 0.450%) due 05/17/2021 ~		1,100	1,104

Total Singapore (Cost $1,899)			1,936

SLOVENIA 0.3%

SOVEREIGN ISSUES 0.3%

Slovenia Government International Bond
5.250% due 02/18/2024		$2,210	2,503

Total Slovenia (Cost $2,270)			2,503

SOUTH AFRICA 0.0%

SOVEREIGN ISSUES 0.0%

South Africa Government International Bond
4.850% due 09/30/2029		$200	202

Total South Africa (Cost $200)			202

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SOUTH KOREA 0.0%

SOVEREIGN ISSUES 0.0%

Korea Hydro & Nuclear Power Co. Ltd.
3.750% due 07/25/2023		$300	$322

Total South Korea (Cost $299)			322

SPAIN 1.4%

CORPORATE BONDS & NOTES 0.4%

Banco Bilbao Vizcaya Argentaria S.A.
5.875% due 09/24/2023 •(g)(h)	EUR	2,200	2,754

Banco Santander S.A.
1.849% due 03/25/2026		$400	399

			3,153

		SHARES
PREFERRED SECURITIES 0.1%

Banco Santander S.A.
6.250% due 09/11/2021 •(g)(h)		600,000	719

		PRINCIPAL AMOUNT (000S)
SOVEREIGN ISSUES 0.9%

Autonomous Community of Catalonia
4.220% due 04/26/2035	EUR	300	470
4.900% due 09/15/2021		3,900	4,677

Spain Government International Bond
0.250% due 07/30/2024		2,200	2,639

			7,786

Total Spain (Cost $11,127)			11,658

SUPRANATIONAL 0.7%

CORPORATE BONDS & NOTES 0.7%

European Union
0.000% due 06/02/2028 (e)	EUR	2,200	2,637
0.200% due 06/04/2036		1,000	1,167
0.300% due 11/04/2050		1,200	1,333
0.450% due 05/02/2046		800	933

Total Supranational (Cost $6,430)			6,070

SWITZERLAND 1.0%

CORPORATE BONDS & NOTES 1.0%

Credit Suisse AG
6.500% due 08/08/2023 (h)		$3,000	3,311

Credit Suisse Group AG
3.800% due 06/09/2023		1,000	1,062

UBS AG
7.625% due 08/17/2022 (h)		1,300	1,417

UBS Group AG
3.126% due 08/13/2030 •		2,700	2,832

Total Switzerland (Cost $8,135)			8,622

UNITED ARAB EMIRATES 0.3%

SOVEREIGN ISSUES 0.3%

Emirate of Abu Dhabi Government International Bond
3.125% due 10/11/2027		$1,500	1,631
3.875% due 04/16/2050		500	544

Total United Arab Emirates (Cost $1,976)			2,175

UNITED KINGDOM 13.7%

CORPORATE BONDS & NOTES 7.5%

Barclays Bank PLC
7.625% due 11/21/2022 (h)		$4,800	5,269
10.000% due 05/21/2021	GBP	700	976

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Barclays PLC
3.650% due 03/16/2025		$1,900	$2,046
4.338% due 05/16/2024 •		1,500	1,607
4.375% due 01/12/2026		300	335
4.836% due 05/09/2028		500	558
6.375% due 12/15/2025 •(g)(h)	GBP	600	910
7.250% due 03/15/2023 •(g)(h)		600	894
8.000% due 06/15/2024 •(g)(h)		$900	999

FCE Bank PLC
0.869% due 09/13/2021	EUR	500	588

Frontier Finance PLC
8.000% due 03/23/2022	GBP	812	1,150

HSBC Holdings PLC
1.564% (US0003M + 1.380%) due 09/12/2026 ~		$2,200	2,266
3.973% due 05/22/2030 •		1,900	2,058
4.041% due 03/13/2028 •		900	986
4.292% due 09/12/2026 •		2,200	2,438
6.500% due 03/23/2028 •(g)(h)		700	786
6.750% due 09/11/2028	GBP	1,000	1,787

Lloyds Bank Corporate Markets PLC
1.750% due 07/11/2024		1,200	1,694

Lloyds Bank PLC
4.875% due 03/30/2027		800	1,359
5.125% due 03/07/2025		1,600	2,596

Lloyds Banking Group PLC
3.500% due 04/01/2026 •	EUR	400	530
4.375% due 03/22/2028		$200	225
4.582% due 12/10/2025		1,300	1,453
4.650% due 03/24/2026		1,100	1,233
7.500% due 06/27/2024 •(g)(h)		200	223

Nationwide Building Society
1.700% due 02/13/2023		2,500	2,564
2.000% due 01/27/2023		1,900	1,954
3.622% due 04/26/2023 •		500	516
3.766% due 03/08/2024 •		800	846

Natwest Group PLC
1.664% (US0003M + 1.470%) due 05/15/2023 ~		2,000	2,023
3.498% due 05/15/2023 •		1,900	1,959
3.875% due 09/12/2023		500	536
5.076% due 01/27/2030 •		1,700	1,969
6.000% due 12/29/2025 •(g)(h)		1,300	1,430
8.625% due 08/15/2021 •(g)(h)		2,300	2,360

Reckitt Benckiser Treasury Services PLC
0.751% (US0003M + 0.560%) due 06/24/2022 ~		700	704

Santander UK Group Holdings PLC
1.089% due 03/15/2025 •		700	701
4.750% due 09/15/2025		1,300	1,442
4.796% due 11/15/2024 •		2,100	2,312
6.750% due 06/24/2024 •(g)(h)	GBP	1,400	2,099
7.375% due 06/24/2022 •(g)(h)		800	1,158

Tesco PLC
6.125% due 02/24/2022		175	253

Tesco Property Finance PLC
5.411% due 07/13/2044		563	998

Virgin Media Secured Finance PLC
5.000% due 04/15/2027		700	1,013

			61,803

NON-AGENCY MORTGAGE-BACKED SECURITIES 6.0%

Durham Mortgages B PLC
0.660% due 03/31/2054 •		1,407	1,938

Eurohome UK Mortgages PLC
0.230% due 06/15/2044 •		1,044	1,410

Eurosail PLC
0.237% due 06/10/2044 •		3	4
1.030% due 06/13/2045 •		812	1,120

Finsbury Square PLC
1.030% due 09/12/2068 •		992	1,371

Harben Finance PLC
0.860% due 08/20/2056 •		1,266	1,748

Hawksmoor Mortgages
1.100% due 05/25/2053 •		3,104	4,296

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2021	127

Schedule of Investments	PIMCO Global Bond Opportunities Fund (U.S. Dollar-Hedged)	(Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Lanark Master Issuer PLC
0.880% due 12/22/2069 •	GBP	1,020	$1,409

Newgate Funding PLC
1.080% due 12/15/2050 •		425	567
1.330% due 12/15/2050 •		212	285

Residential Mortgage Securities PLC
1.034% due 12/20/2046 •		598	825
1.284% due 09/20/2065 •		1,300	1,794

Resloc UK PLC
0.240% due 12/15/2043 •		1,249	1,663

Ripon Mortgages PLC
0.860% due 08/20/2056 •		10,798	14,910

Stanlington PLC
1.080% due 06/12/2046 •		2,160	2,973

Stratton Mortgage Funding PLC
0.949% due 07/20/2060 •		3,150	4,341

Towd Point Mortgage Funding
0.951% due 07/20/2045 •		3,895	5,385

Towd Point Mortgage Funding PLC
1.058% due 10/20/2051 •		1,989	2,760

Twin Bridges PLC
0.860% due 09/12/2044 •		505	697

Uropa Securities PLC
0.277% due 06/10/2059 •		248	332
0.427% due 06/10/2059 •		64	86
0.627% due 06/10/2059 •		50	67
0.827% due 06/10/2059 •		53	71

			50,052

		SHARES
PREFERRED SECURITIES 0.1%

Nationwide Building Society
10.250% ~(g)		2,750	701

		PRINCIPAL AMOUNT (000S)
SOVEREIGN ISSUES 0.1%

United Kingdom Gilt
0.625% due 10/22/2050		1,100	1,238

Total United Kingdom (Cost $106,532)			113,794

UNITED STATES 56.0%

ASSET-BACKED SECURITIES 10.4%

A10 Bridge Asset Financing LLC
2.021% due 08/15/2040		$1,710	1,722

ACE Securities Corp. Home Equity Loan Trust
1.009% due 08/25/2035 •		1,600	1,615

Amortizing Residential Collateral Trust
0.809% due 10/25/2031 •		3	3

AMRESCO Residential Securities Corp. Mortgage Loan Trust
1.049% due 06/25/2029 •		8	8

Argent Securities, Inc. Asset-Backed Pass-Through Certificates
0.869% due 02/25/2036 •		1,110	1,014

Asset-Backed Securities Corp. Home Equity Loan Trust
1.231% due 09/15/2033 •		2,801	2,829

Bayview Opportunity Master Fund Trust
3.475% due 06/28/2034 þ		635	639

Bear Stearns Asset-Backed Securities Trust
0.769% due 10/25/2032 •		1	1

Citigroup Mortgage Loan Trust
0.269% due 12/25/2036 •		512	345
0.289% due 01/25/2037 •		2,219	1,882
0.629% due 03/25/2036 •		1,215	1,176

Citigroup Mortgage Loan Trust, Inc.
1.099% due 07/25/2035 •		2,400	2,365

Countrywide Asset-Backed Certificates
0.249% due 06/25/2037 •		611	578
0.249% due 06/25/2047 ^•		608	579

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.309% due 06/25/2037 ^•	$1,780	$1,814
0.369% due 12/25/2036 ^•	763	737
0.609% due 02/25/2036 •	1,251	1,237

Countrywide Asset-Backed Certificates Trust
0.299% due 06/25/2047 •	416	414
0.849% due 08/25/2047 •	421	413

Credit Suisse First Boston Mortgage Securities Corp.
0.729% due 01/25/2032 •	3	3

First Franklin Mortgage Loan Trust
0.224% due 07/25/2036 •	1,495	1,418
1.054% due 03/25/2035 •	1,500	1,492

GSAMP Trust
0.349% due 09/25/2036 •	3,739	1,820
0.369% due 02/25/2046 •	77	74
0.609% due 05/25/2046 •	2,147	2,071
0.979% due 11/25/2034 •	429	426

Home Equity Mortgage Trust
6.000% due 01/25/2037 ^þ	116	63

MASTR Asset-Backed Securities Trust
0.589% due 06/25/2036 •	3,688	2,131
0.859% due 10/25/2035 ^•	975	960

MASTR Specialized Loan Trust
0.479% due 01/25/2037 •	1,048	599

Merrill Lynch Mortgage Investors Trust
0.439% due 07/25/2036 •	4,609	4,381
0.829% due 05/25/2036 •	33	33

Morgan Stanley ABS Capital, Inc. Trust
0.239% due 01/25/2037 •	2,017	1,256
0.249% due 05/25/2037 •	1,817	1,552
0.359% due 07/25/2036 •	219	194
0.589% due 06/25/2036 •	1,650	1,120
1.039% due 02/25/2035 •	2,866	2,818
1.069% due 09/25/2034 •	1,790	1,753

Morgan Stanley Home Equity Loan Trust
0.339% due 04/25/2037 •	1,538	1,034

Morgan Stanley Mortgage Loan Trust
5.919% due 09/25/2046 ^þ	1,853	722

Nomura Home Equity Loan, Inc. Home Equity Loan Trust
0.544% due 03/25/2036 •	1,700	1,674

NovaStar Mortgage Funding Trust
0.239% due 03/25/2037 •	1,321	1,011
0.649% due 05/25/2036 •	2,800	2,667

Renaissance Home Equity Loan Trust
5.294% due 01/25/2037 þ	549	273
5.731% due 11/25/2036 þ	1,979	1,094

Residential Asset Mortgage Products Trust
0.669% due 06/25/2032 •	3	3

Residential Asset Securities Corp. Trust
0.359% due 11/25/2036 ^•	5,479	5,288
0.904% due 01/25/2035 •	48	48

Saxon Asset Securities Trust
0.419% due 09/25/2037 •	1,638	1,596

SMB Private Education Loan Trust
1.206% due 07/15/2053 •	423	431
1.290% due 07/15/2053	1,524	1,529

Soundview Home Loan Trust
0.389% due 05/25/2036 •	957	952
0.609% due 11/25/2036 •	2,300	2,161
1.059% due 10/25/2037 •	1,690	1,444

Specialty Underwriting & Residential Finance Trust
0.418% due 06/25/2037 •	404	298
0.859% due 06/25/2036 •	65	65

Structured Asset Investment Loan Trust
0.281% due 07/25/2036 •	1,250	922
0.789% due 01/25/2033 •	973	966
1.009% due 09/25/2034 •	67	65

Structured Asset Securities Corp.
1.234% due 02/25/2035 •	3,410	3,351

Terwin Mortgage Trust
1.049% due 11/25/2033 •	28	27

Towd Point Mortgage Trust
1.636% due 04/25/2060 ~	1,968	1,985
2.710% due 01/25/2060 ~	1,770	1,829
2.900% due 10/25/2059 ~	8,037	8,408

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Toyota Auto Loan Extended Note Trust
2.560% due 11/25/2031		$2,400	$2,539

			85,917

CORPORATE BONDS & NOTES 9.2%

AbbVie, Inc.
1.500% due 11/15/2023	EUR	100	122
3.750% due 11/14/2023		$2,200	2,371

American Tower Corp.
2.250% due 01/15/2022		800	811

AT&T, Inc.
1.800% due 09/05/2026	EUR	1,700	2,153
3.100% due 02/01/2043		$400	374
3.300% due 02/01/2052		400	361

Baker Hughes a GE Co. LLC
2.773% due 12/15/2022		500	519

Bayer U.S. Finance LLC
0.831% (US0003M + 0.630%) due 06/25/2021 ~		1,400	1,401
1.194% (US0003M + 1.010%) due 12/15/2023 ~		800	811
4.250% due 12/15/2025		400	446
4.375% due 12/15/2028		400	452

BP Capital Markets America, Inc.
3.790% due 02/06/2024		1,300	1,411

Bristol-Myers Squibb Co.
3.250% due 08/15/2022		2,600	2,704

British Airways Pass-Through Trust
3.350% due 12/15/2030		2,494	2,409

Broadcom, Inc.
2.450% due 02/15/2031		600	567
2.600% due 02/15/2033		200	186

Campbell Soup Co.
3.650% due 03/15/2023		172	182

CenterPoint Energy Resources Corp.
3.550% due 04/01/2023		300	317

Charles Schwab Corp.
0.750% due 03/18/2024		500	503
2.000% due 03/20/2028		500	503

Charter Communications Operating LLC
3.750% due 02/15/2028		1,900	2,060
5.125% due 07/01/2049		400	451
6.384% due 10/23/2035		500	648

CVS Health Corp.
3.700% due 03/09/2023		245	260

D.R. Horton, Inc.
4.375% due 09/15/2022		400	418

Discover Bank
4.650% due 09/13/2028		2,100	2,402

EPR Properties
4.500% due 06/01/2027		200	205

Equifax, Inc.
1.064% (US0003M + 0.870%) due 08/15/2021 ~		400	401

Fidelity National Information Services, Inc.
0.750% due 05/21/2023	EUR	600	716

Fiserv, Inc.
3.200% due 07/01/2026		$2,300	2,484

Ford Motor Credit Co. LLC
0.000% due 05/14/2021 •	EUR	100	117
0.000% due 12/01/2021 •		300	351
0.000% due 12/07/2022 •		200	230
2.748% due 06/14/2024	GBP	500	696
3.021% due 03/06/2024	EUR	300	367
3.087% due 01/09/2023		$200	204
3.375% due 11/13/2025		200	204
3.377% (US0003M + 3.140%) due 01/07/2022 ~		500	506
4.000% due 11/13/2030		600	596
4.375% due 08/06/2023		300	315
4.535% due 03/06/2025	GBP	600	884

GATX Corp.
0.915% (US0003M + 0.720%) due 11/05/2021 ~		$500	502

128	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

March 31, 2021

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

General Mills, Inc.
3.200% due 04/16/2021		$100	$100

General Motors Financial Co., Inc.
1.075% (US0003M + 0.850%) due 04/09/2021 ~		100	100

GLP Capital LP
5.300% due 01/15/2029		1,400	1,573

Hewlett Packard Enterprise Co.
0.958% (US0003M + 0.720%) due 10/05/2021 ~		1,700	1,700

Jackson National Life Global Funding
2.375% due 09/15/2022		2,600	2,674

Kilroy Realty LP
3.450% due 12/15/2024		700	749

Komatsu Finance America, Inc.
2.437% due 09/11/2022		900	925

MassMutual Global Funding
2.250% due 07/01/2022		2,600	2,663

Micron Technology, Inc.
4.185% due 02/15/2027		700	778

Mid-America Apartments LP
4.200% due 06/15/2028		1,000	1,120

Morgan Stanley
0.738% (CDOR03 + 0.300%) due 02/03/2023 ~(i)	CAD	2,600	2,072

MPT Operating Partnership LP
2.550% due 12/05/2023	GBP	1,500	2,101

MUFG Union Bank N.A.
0.720% (SOFRRATE + 0.710%) due 12/09/2022 ~		$1,700	1,712

National Rural Utilities Cooperative Finance Corp.
2.300% due 09/15/2022		2,800	2,869

Nissan Motor Acceptance Corp.
2.650% due 07/13/2022		300	307

Northwell Healthcare, Inc.
4.260% due 11/01/2047		800	903

ONEOK, Inc.
4.550% due 07/15/2028		200	220

Pacific Gas & Electric Co.
2.100% due 08/01/2027		100	98
3.500% due 06/15/2025		300	318
4.000% due 12/01/2046		100	93
4.250% due 03/15/2046		100	96
4.300% due 03/15/2045		100	98
4.550% due 07/01/2030		200	217

Reliance Standard Life Global Funding
2.625% due 07/22/2022		2,500	2,569

Sabine Pass Liquefaction LLC
6.250% due 03/15/2022		400	415

San Diego Gas & Electric Co.
3.600% due 09/01/2023		300	320

Southern California Edison Co.
0.650% (SOFRRATE + 0.640%) due 04/03/2023 ~(b)		100	100
0.700% due 04/03/2023 (b)		600	600
0.840% (SOFRRATE + 0.830%) due 04/01/2024 ~(b)		400	401

Southern Co.
2.950% due 07/01/2023		1,500	1,572

Southern Co. Gas Capital Corp.
2.450% due 10/01/2023		100	104

Spirit AeroSystems, Inc.
3.950% due 06/15/2023		1,200	1,190

Spirit Realty LP
4.000% due 07/15/2029		600	650

Sprint Corp.
7.250% due 09/15/2021		100	103

Sprint Spectrum Co. LLC
3.360% due 03/20/2023		75	76
4.738% due 09/20/2029		400	430

Sunoco Logistics Partners Operations LP
4.650% due 02/15/2022		700	724

Volkswagen Group of America Finance LLC
4.000% due 11/12/2021		2,300	2,351

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Wells Fargo & Co.
1.338% due 05/04/2025 •	EUR	400	$487
1.442% (US0003M + 1.230%) due 10/31/2023 ~		$2,000	2,032

Wells Fargo Bank N.A.
3.550% due 08/14/2023		2,200	2,356

Zimmer Biomet Holdings, Inc.
3.150% due 04/01/2022		2,847	2,909

			76,495

LOAN PARTICIPATIONS AND ASSIGNMENTS 0.3%

CenturyLink, Inc.
2.359% (LIBOR03M + 2.250%) due 03/15/2027 ~		686	679

Charter Communications Operating LLC
1.860% (LIBOR03M + 1.750%) due 02/01/2027 ~		1,239	1,234

Hilton Worldwide Finance LLC
1.859% (LIBOR03M + 1.750%) due 06/22/2026 ~		571	567

			2,480

MUNICIPAL BONDS & NOTES 0.2%

American Municipal Power, Inc., Ohio Revenue Bonds, Series 2010
7.334% due 02/15/2028		800	1,001

Municipal Electric Authority of Georgia Revenue Bonds, (BABs), Series 2010
6.655% due 04/01/2057		392	566

			1,567

NON-AGENCY MORTGAGE-BACKED SECURITIES 5.3%

American Home Mortgage Assets Trust
0.489% due 05/25/2046 ^•		134	120

American Home Mortgage Investment Trust
6.000% due 03/25/2047 þ		1,312	1,215

Banc of America Mortgage Trust
3.299% due 06/25/2035 ~		50	48

BCAP LLC Trust
1.240% due 01/26/2047 •		19	18

Bear Stearns Adjustable Rate Mortgage Trust
2.664% due 05/25/2034 ~		5	5
2.694% due 10/25/2033 ~		3	3
3.136% due 11/25/2034 ~		2	2
3.139% due 08/25/2033 ~		2	3
3.180% due 05/25/2034 ~		7	7
3.424% due 09/25/2034 ~		43	43
3.466% due 05/25/2047 ^~		96	95

Bear Stearns ALT-A Trust
0.429% due 02/25/2034 •		27	27
2.762% due 05/25/2035 ~		6	6
3.044% due 11/25/2035 ^~		222	195
3.453% due 08/25/2036 ^~		107	71

Bear Stearns Structured Products, Inc. Trust
2.757% due 01/26/2036 ^~		48	42

Chase Mortgage Finance Trust
3.329% due 07/25/2037 ~		58	55

Chevy Chase Funding LLC Mortgage-Backed Certificates
0.259% due 01/25/2036 •		1,019	956

Citigroup Mortgage Loan Trust
0.258% due 08/25/2036 •		5,458	2,479
3.313% due 09/25/2037 ^~		100	99

Citigroup Mortgage Loan Trust, Inc.
3.425% due 08/25/2035 ^~		914	932

Commercial Mortgage Trust
1.313% due 01/10/2046 ~(a)		2,123	36

Countrywide Alternative Loan Trust
0.321% due 07/20/2046 ^•		128	102
0.459% due 05/25/2037 ^•		96	34
0.529% due 07/25/2046 ^•		1,133	1,061
0.669% due 02/25/2037 •		167	140

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.769% due 09/25/2035 •	$703	$545
1.509% due 11/25/2047 ^•	544	485
1.759% due 11/25/2035 •	24	23
2.299% due 11/25/2035 •	8	8
2.920% due 11/25/2035 ^~	113	108
3.038% due 02/25/2037 ^~	29	29
5.250% due 06/25/2035 ^	11	10
6.250% due 12/25/2036	2,490	1,613
6.250% due 08/25/2037 ^	22	17
6.500% due 06/25/2036 ^	46	34

Countrywide Home Loan Mortgage Pass-Through Trust
0.509% due 04/25/2046 •	219	206
0.649% due 04/25/2046 •	3,604	1,378
0.869% due 09/25/2034 •	14	15
3.024% due 08/25/2034 ^~	8	7
3.115% due 08/25/2034 ^~	2	2
6.000% due 07/25/2036	1,002	768

Countrywide Home Loan Reperforming REMIC Trust
0.449% due 06/25/2035 •	64	61

Credit Suisse First Boston Mortgage Securities Corp.
6.500% due 04/25/2033	1	1

Credit Suisse Mortgage Capital Mortgage-Backed Trust
5.579% due 04/25/2037 ^~	150	63

DBUBS Mortgage Trust
0.648% due 11/10/2046 ~(a)	278	0

Deutsche ALT-A Securities, Inc. Mortgage Loan Trust
0.249% due 07/25/2047 •	405	384

GreenPoint Mortgage Funding Trust
0.649% due 11/25/2045 •	7	6

GS Mortgage Securities Corp.
1.486% due 02/10/2046 ~(a)	2,087	47

GS Mortgage Securities Trust
1.929% due 11/10/2045 ~(a)	1,676	37

GSC Capital Corp. Mortgage Trust
0.469% due 05/25/2036 ^•	1,450	1,418

GSMPS Mortgage Loan Trust
0.459% due 01/25/2036 •	2,076	1,734

GSR Mortgage Loan Trust
1.840% due 03/25/2033 •	4	4
2.678% due 01/25/2035 ~	8	8
3.040% due 06/25/2034 ~	8	8

HarborView Mortgage Loan Trust
0.791% due 06/20/2035 •	17	16
1.109% due 12/19/2036 ^•	68	66

Homeward Opportunities Fund Trust
1.657% due 05/25/2065 ~	1,568	1,580

Impac CMB Trust
0.829% due 10/25/2034 •	335	327
1.109% due 07/25/2033 •	2	2

IndyMac Mortgage Loan Trust
2.987% due 09/25/2035 ^~	49	47

JP Morgan Mortgage Trust
2.149% due 11/25/2033 ~	2	3
2.823% due 10/25/2035 ~	10	10
6.000% due 06/25/2037	1,701	1,153

JP Morgan Resecuritization Trust
5.319% due 07/27/2037 ~	251	252

Lehman XS Trust
0.314% due 08/25/2046 •	1,658	1,627

Luminent Mortgage Trust
0.489% due 05/25/2046 •	1,569	1,439

Manhattan West Mortgage Trust
2.130% due 09/10/2039	2,000	2,012

MASTR Alternative Loan Trust
0.509% due 03/25/2036 ^•	44	3
6.000% due 02/25/2036	617	422

Merrill Lynch Mortgage Investors Trust
1.925% due 02/25/2033 ~	4	4
2.101% due 02/25/2036 ~	70	74
2.135% due 02/25/2036 ~	13	13
3.868% due 05/25/2033 ~	9	9

MF1 Multifamily Housing Mortgage Loan Trust
0.958% due 07/15/2036 •	1,000	1,003

Morgan Stanley Mortgage Loan Trust
5.701% due 02/25/2047 þ	192	114

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2021	129

Schedule of Investments	PIMCO Global Bond Opportunities Fund (U.S. Dollar-Hedged)	(Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

New Residential Mortgage Loan Trust
2.750% due 07/25/2059 ~	$2,615	$2,729
2.750% due 11/25/2059 ~	2,022	2,110

OBX Trust
0.759% due 06/25/2057 •	623	625

Residential Accredit Loans, Inc. Trust
0.469% due 06/25/2046 •	298	102
1.272% due 10/25/2037 ~	429	414
1.759% due 08/25/2035 •	185	172
6.250% due 02/25/2037	1,854	1,802

Residential Asset Securitization Trust
0.509% due 01/25/2046 ^•	52	18
5.750% due 02/25/2036	993	938

Residential Funding Mortgage Securities, Inc. Trust
6.500% due 03/25/2032	1	1

Sequoia Mortgage Trust
0.311% due 07/20/2036 •	132	130
0.811% due 07/20/2033 •	29	29

Structured Adjustable Rate Mortgage Loan Trust
2.455% due 04/25/2034 ~	8	8
2.578% due 02/25/2034 ~	4	4
2.972% due 08/25/2035 ~	101	98
2.990% due 09/25/2035 ~	102	100

Structured Asset Mortgage Investments Trust
0.229% due 08/25/2036 •	1,314	1,228
0.329% due 09/25/2047 •	183	166
0.529% due 05/25/2036 •	47	41
0.549% due 05/25/2036 •	102	99
0.690% due 07/19/2034 •	5	5

Structured Asset Securities Corp.
0.389% due 01/25/2036 •	1,345	1,251

Structured Asset Securities Corp. Mortgage Loan Trust
0.399% due 10/25/2036 •	739	662

TBW Mortgage-Backed Trust
6.130% due 01/25/2037 ^þ	185	93

Thornburg Mortgage Securities Trust
1.359% due 06/25/2037 ^•	90	82
1.479% due 06/25/2037 •	147	136
1.529% due 06/25/2047 ^•	64	58

WaMu Mortgage Pass-Through Certificates Trust
0.689% due 07/25/2045 •	433	427
0.729% due 01/25/2045 •	15	15
0.829% due 10/25/2045 •	777	769
1.707% due 02/27/2034 •	11	11
2.736% due 12/25/2036 ^~	406	401
2.742% due 12/25/2035 ~	175	177
3.072% due 09/25/2036 ~	182	174
3.707% due 06/25/2033 ~	3	3

Washington Mutual Mortgage Pass-Through Certificates Trust
1.199% due 07/25/2046 ^•	38	27
6.500% due 03/25/2036	1,738	1,338

Wells Fargo Alternative Loan Trust
5.750% due 07/25/2037 ^	67	67
6.000% due 06/25/2037 ^	149	147

Wells Fargo-RBS Commercial Mortgage Trust
1.170% due 03/15/2045 ~(a)	4,496	77

		43,723

	SHARES	MARKET VALUE (000S)
PREFERRED SECURITIES 0.3%

AT&T, Inc.
2.875% due 03/02/2025 •(g)	1,200,000	$1,408

Bank of America Corp.
5.875% due 03/15/2028 •(g)	1,200,000	1,310

		2,718

	PRINCIPAL AMOUNT (000S)
U.S. GOVERNMENT AGENCIES 25.1%

Fannie Mae
0.509% due 06/25/2036 •	$27	27
1.801% due 12/01/2034 •	13	13
2.614% due 11/01/2034 •	24	25
3.000% due 03/01/2060	1,169	1,266
3.500% due 01/01/2059	3,151	3,457
6.000% due 04/25/2043 - 07/25/2044	79	90
6.500% due 11/25/2042	80	94

Freddie Mac
0.473% due 01/15/2038 •	391	392
0.706% due 12/15/2037 •	10	10
0.953% due 11/25/2022 ~(a)	2,965	35
1.459% due 10/25/2044 •	60	61
2.382% due 01/15/2038 ~(a)	391	26

Ginnie Mae
0.970% due 07/20/2066 - 11/20/2066 •	4,127	4,209
2.125% (H15T1Y + 1.500%) due 11/20/2026 - 12/20/2026 ~	4	4
2.250% (H15T1Y + 1.500%) due 07/20/2022 - 09/20/2026 ~	6	6
2.875% due 05/20/2028 - 06/20/2030 •	13	14
3.000% due 01/20/2030 •	3	4
3.000% due 07/20/2046 - 05/20/2047	109	112
6.000% due 08/20/2034	283	321

Small Business Administration
5.600% due 09/01/2028	91	100

Uniform Mortgage-Backed Security
2.500% due 11/01/2050 - 02/01/2051	12,930	13,309
3.000% due 10/01/2049	2,299	2,448
3.500% due 10/01/2034 - 07/01/2050	6,724	7,157
4.000% due 06/01/2048 - 06/01/2050	2,462	2,644

Uniform Mortgage-Backed Security, TBA
2.000% due 04/01/2051	50,400	50,309
3.000% due 04/01/2051 - 05/01/2051	19,100	19,898
3.500% due 05/01/2036	200	213
4.000% due 04/01/2051 - 05/01/2051	82,000	87,985
4.500% due 04/01/2051	12,600	13,718

		207,947

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
U.S. TREASURY OBLIGATIONS 5.2%

U.S. Treasury Bonds
1.375% due 11/15/2040 (k)		$3,600	$3,063
1.625% due 11/15/2050 (k)(o)		1,200	1,000
1.875% due 02/15/2041 (k)		12,000	11,177

U.S. Treasury Inflation Protected Securities (f)
0.250% due 02/15/2050 (o)		509	533
0.375% due 07/15/2027 (m)(o)		3,956	4,390
0.500% due 01/15/2028 (k)(m)(o)		12,406	13,825
1.375% due 02/15/2044 (o)		1,234	1,615
2.500% due 01/15/2029 (m)		2,924	3,743
3.875% due 04/15/2029 (m)(o)		2,386	3,352

U.S. Treasury Notes
1.875% due 08/31/2022 (o)		100	103
2.625% due 06/15/2021		600	603

			43,404

Total United States (Cost $455,977)			464,251

SHORT-TERM INSTRUMENTS 2.7%

REPURCHASE AGREEMENTS (j) 1.3%
			11,051

ARGENTINA TREASURY BILLS 0.0%
20.999% due 06/30/2021 - 09/13/2021 (d)(e)	ARS	39,229	272

ISRAEL TREASURY BILLS 1.4%
(0.035)% due 05/05/2021 - 02/02/2022 (d)(e)	ILS	39,100	11,699

Total Short-Term Instruments (Cost $22,626)			23,022

Total Investments in Securities (Cost $995,926)			1,025,493

		SHARES
INVESTMENTS IN AFFILIATES 0.9%

SHORT-TERM INSTRUMENTS 0.9%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 0.9%

PIMCO Short Asset Portfolio		55,099	553

PIMCO Short-Term Floating NAV Portfolio III		710,580	7,006

Total Short-Term Instruments (Cost $7,552)			7,559

Total Investments in Affiliates (Cost $7,552)			7,559

Total Investments 124.6% (Cost $1,003,478)			$1,033,052

Financial Derivative Instruments (l)(n) 1.1% (Cost or Premiums, net $(3,078))			8,681

Other Assets and Liabilities, net (25.7)%			(212,838)

Net Assets 100.0%			$828,895

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.

130	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

March 31, 2021

(a)	Security is an Interest Only (“IO”) or IO Strip.
(b)	When-issued security.
(c)	Payment in-kind security.
(d)	Coupon represents a weighted average yield to maturity.
(e)	Zero coupon security.
(f)	Principal amount of security is adjusted for inflation.
(g)	Perpetual maturity; date shown, if applicable, represents next contractual call date.
(h)	Contingent convertible security.

(i)  RESTRICTED SECURITIES:

Issuer Description	Coupon	Maturity Date	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
Deutsche Bank AG	2.129%	11/24/2026	11/17/2020	$400	$401	0.05%
Deutsche Bank AG	3.729	01/14/2032	01/21/2021	1,003	971	0.12
Export-Import Bank of India	1.213	03/28/2022	12/19/2019	697	703	0.08
Morgan Stanley	0.738	02/03/2023	01/30/2020	1,971	2,072	0.25

				$4,071	$4,147	0.50%

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(j)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount		Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
BPS	0.730%	01/22/2020	01/20/2022	GBP	8,016	United Kingdom Gilt 1.750% due 01/22/2049	$(10,482)	$11,051	$11,143

Total Repurchase Agreements							$(10,482)	$11,051	$11,143

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate(2)	Settlement Date	Maturity Date	Amount Borrowed(2)		Payable for Reverse Repurchase Agreements
BSN	0.080%	03/16/2021	04/16/2021	$	(3,100)	$(3,101)
	0.090	03/16/2021	04/16/2021		(947)	(947)
GRE	0.070	03/23/2021	04/06/2021		(3,099)	(3,099)
IND	0.060	03/24/2021	04/07/2021		(712)	(712)
JML	(0.560)	02/18/2021	05/20/2021	EUR	(12,814)	(15,016)

Total Reverse Repurchase Agreements						$(22,875)

SALE-BUYBACK TRANSACTIONS:

Counterparty	Borrowing Rate(2)	Borrowing Date	Maturity Date	Amount Borrowed(2)	Payable for Sale-Buyback Transactions
BPG	(0.030)%	03/23/2021	04/06/2021	$(996)	$(996)
GSC	(0.050)	03/25/2021	04/01/2021	(7,304)	(7,304)
	(0.020)	03/24/2021	04/07/2021	(1,604)	(1,604)

Total Sale-Buyback Transactions					$(9,904)

SHORT SALES:

Description	Coupon	Maturity Date	Principal Amount		Proceeds	Payable for Short Sales(3)
Canada (0.5)%
Sovereign Issues (0.5)%
Canada Government International Bond	2.750%	12/01/2048	CAD	5,100	$(4,836)	$(4,778)

United Kingdom (0.7)%
Sovereign Issues (0.7)%
United Kingdom Gilt	1.750	01/22/2049	GBP	3,800	(5,510)	(5,703)

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2021	131

Schedule of Investments	PIMCO Global Bond Opportunities Fund (U.S. Dollar-Hedged)	(Cont.)

Description	Coupon	Maturity Date	Principal Amount		Proceeds	Payable for Short Sales(3)
United States (15.1)%
U.S. Government Agencies (15.1)%
Fannie Mae, TBA	3.000%	06/01/2051	$	27,600	$(28,760)	$(28,739)
Ginnie Mae, TBA	2.500	04/01/2051		2,700	(2,782)	(2,786)
Uniform Mortgage-Backed Security, TBA	2.000	04/01/2051		56,900	(57,881)	(56,798)
Uniform Mortgage-Backed Security, TBA	2.000	05/01/2051		20,200	(20,098)	(20,127)
Uniform Mortgage-Backed Security, TBA	2.500	05/01/2051		13,000	(13,340)	(13,313)
Uniform Mortgage-Backed Security, TBA	3.500	05/01/2051		3,000	(3,177)	(3,170)

Total United States					(126,038)	(124,933)

Total Short Sales (16.3)%					$(136,384)	$(135,414)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of March 31, 2021:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Payable for Short Sales(3)	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(4)
Global/Master Repurchase Agreement
BPS	$11,143	$0	$0	$0	$11,143	$(11,002)	$141
BSN	0	(4,048)	0	0	(4,048)	4,009	(39)
GRE	0	(3,099)	0	0	(3,099)	3,094	(5)
IND	0	(712)	0	0	(712)	709	(3)
JML	0	(15,016)	0	0	(15,016)	14,480	(536)

Master Securities Forward Transaction Agreement
BPG	0	0	(996)	0	(996)	977	(19)
GSC	0	0	(8,908)	0	(8,908)	8,755	(153)
RYL	0	0	0	(5,703)	(5,703)	0	(5,703)
TDM	0	0	0	(4,778)	(4,778)	(30)	(4,808)

Total Borrowings and Other Financing Transactions	$11,143	$(22,875)	$(9,904)	$(10,481)

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
Sovereign Issues	$0	$0	$(15,016)	$0	$(15,016)
U.S. Treasury Obligations	0	(7,859)	0	0	(7,859)

Total	$0	$(7,859)	$(15,016)	$0	$(22,875)

Sale-Buyback Transactions
U.S. Treasury Obligations	(7,304)	(2,600)	0	0	(9,904)

Total	$(7,304)	$(2,600)	$0	$0	$(9,904)

Total Borrowings	$(7,304)	$(10,459)	$(15,016)	$0	$(32,779)

Payable for reverse repurchase agreements and sale-buyback financing transactions					$(32,779)

(k)	Securities with an aggregate market value of $32,024 have been pledged as collateral under the terms of the above master agreements as of March 31, 2021.

(1)	Includes accrued interest.
(2)

The average amount of borrowings outstanding during the period ended March 31, 2021 was $(38,861) at a weighted average interest rate of (0.395%). Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(3)	Payable for short sales includes $56 of accrued interest.
(4)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

132	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

March 31, 2021

(l)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

WRITTEN OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Notional Amount	Premiums (Received)	Market Value
Put - CME 90-Day Eurodollar April 2021 Futures	$98.500	04/16/2021	16	$40	$(3)	$(5)
Call - CME 90-Day Eurodollar April 2021 Futures	99.000	04/16/2021	16	40	(2)	0

Total Written Options					$(5)	$(5)

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
Description					Asset	Liability
90-Day Eurodollar March Futures	03/2022	22	$5,487	$(3)	$0	$0
Australia Government 10-Year Bond June Futures	06/2021	185	19,407	(32)	0	(148)
Euro-BTP Italy Government Bond June Futures	06/2021	276	48,326	273	91	(152)
Japan Government 10-Year Bond June Futures	06/2021	29	39,590	75	0	(81)
U.S. Treasury 5-Year Note June Futures	06/2021	936	115,501	(1,501)	0	(154)
U.S. Treasury 10-Year Note June Futures	06/2021	20	2,619	(51)	0	(5)
U.S. Treasury 10-Year Ultra Long-Term Bond June Futures	06/2021	262	37,646	(1,298)	0	(90)

				$(2,537)	$91	$(630)

SHORT FUTURES CONTRACTS

	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
Description					Asset	Liability
90-Day Eurodollar June Futures	06/2024	8	$(1,969)	$0	$0	$0
Australia Government 3-Year Note June Futures	06/2021	51	(4,534)	(2)	5	0
Euro-Bund 10-Year Bond June Futures	06/2021	324	(65,079)	68	236	(106)
Euro-Buxl 30-Year Bond June Futures	06/2021	16	(3,866)	76	23	(16)
Euro-OAT France Government 10-Year Bond June Futures	06/2021	438	(83,184)	174	262	(129)
Euro-Schatz June Futures	06/2021	406	(53,373)	(3)	26	(5)
U.S. Treasury 30-Year Bond June Futures	06/2021	8	(1,237)	56	3	0
U.S. Treasury Ultra Long-Term Bond June Futures	06/2021	14	(2,537)	150	16	0
United Kingdom Long Gilt June Futures	06/2021	305	(53,648)	609	382	(49)

				$1,128	$953	$(305)

Total Futures Contracts				$(1,409)	$1,044	$(935)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - BUY PROTECTION(1)

Reference Entity	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2021(3)	Notional Amount(4)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
									Asset	Liability
Ford Motor Credit Co. LLC	(5.000)%	Quarterly	06/20/2022	1.311%	$600	$(94)	$66	$(28)	$0	$0

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(2)

Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2021(3)	Notional Amount(4)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
										Asset	Liability
Rolls-Royce PLC	1.000%	Quarterly	06/20/2024	2.256%	EUR	1,000	$2	$(48)	$(46)	$2	$0
Shell International Finance BV	1.000	Quarterly	12/20/2026	0.476		100	3	1	4	0	0
Tesco PLC	1.000	Quarterly	06/20/2022	0.154		200	(1)	3	2	0	0
Tesco PLC	1.000	Quarterly	06/20/2025	0.569		1,000	(33)	55	22	0	0

							$(29)	$11	$(18)	$2	$0

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2021	133

Schedule of Investments	PIMCO Global Bond Opportunities Fund (U.S. Dollar-Hedged)	(Cont.)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - BUY PROTECTION(1)

	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Notional Amount(4)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
Index/Tranches									Asset	Liability
CDX.HY-34 5-Year Index	(5.000)%	Quarterly	06/20/2025	$	92	$(4)	$(5)	$(9)	$0	$0
CDX.HY-35 5-Year Index	(5.000)	Quarterly	12/20/2025		12,800	(601)	(578)	(1,179)	0	(48)
CDX.IG-35 10-Year Index	(1.000)	Quarterly	12/20/2030		66,300	(275)	(195)	(470)	0	(91)
CDX.IG-36 10-Year Index	(1.000)	Quarterly	06/20/2031		5,600	(9)	(12)	(21)	0	(9)
iTraxx Europe Main 32 10-Year Index	(1.000)	Quarterly	12/20/2029	EUR	2,700	(46)	8	(38)	0	(5)
iTraxx Europe Main 33 10-Year Index	(1.000)	Quarterly	06/20/2030		5,200	(42)	(27)	(69)	0	(10)

						$(977)	$(809)	$(1,786)	$0	$(163)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(2)

	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(4)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
Index/Tranches								Asset	Liability
CDX.IG-36 5-Year Index	1.000%	Quarterly	06/20/2026	$500	$11	$1	$12	$0	$0

INTEREST RATE SWAPS - BASIS SWAPS

Pay Floating Rate Index	Receive Floating Rate Index	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
								Asset	Liability
3-Month USD-LIBOR(6)	01-Month USD-LIBOR + 0.091%	Quarterly	03/18/2022	$191,300	$(3)	$(38)	$(41)	$0	$(7)
3-Month USD-LIBOR(6)	01-Month USD-LIBOR + 0.084%	Quarterly	04/26/2022	48,300	0	(8)	(8)	0	(2)
3-Month USD-LIBOR(6)	01-Month USD-LIBOR + 0.073%	Quarterly	04/27/2023	32,200	0	(2)	(2)	3	0
3-Month USD-LIBOR(6)	01-Month USD-LIBOR + 0.070%	Quarterly	03/07/2024	7,300	0	3	3	2	0
3-Month USD-LIBOR(6)	01-Month USD-LIBOR + 0.088%	Quarterly	09/06/2024	53,800	13	5	18	13	0
3-Month USD-LIBOR(6)	01-Month USD-LIBOR + 0.105%	Quarterly	09/27/2024	22,600	0	1	1	5	0
3-Month USD-LIBOR(6)	01-Month USD-LIBOR + 0.102%	Quarterly	10/04/2024	17,200	0	2	2	4	0

					$10	$(37)	$(27)	$27	$(9)

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Pay(6)	1-Day GBP-SONIO Compounded-OIS	0.000%	Annual	06/16/2023	GBP	40,500	$70	$(227)	$(157)	$0	$(9)
Pay(6)	1-Day GBP-SONIO Compounded-OIS	0.000	Annual	06/16/2026		2,200	1	(74)	(73)	0	(6)
Receive(6)	1-Day GBP-SONIO Compounded-OIS	0.500	Annual	09/15/2026		600	1	0	1	0	0
Pay(6)	1-Day GBP-SONIO Compounded-OIS	0.250	Annual	06/16/2031		19,900	209	(1,718)	(1,509)	0	(116)
Pay(6)	1-Day GBP-SONIO Compounded-OIS	0.750	Annual	09/15/2031		500	(5)	(2)	(7)	0	(1)
Receive(6)	1-Day GBP-SONIO Compounded-OIS	0.500	Annual	06/16/2051		600	(31)	131	100	8	0
Receive(6)	1-Day GBP-SONIO Compounded-OIS	0.750	Annual	09/15/2051		7,700	315	298	613	106	0
Receive(6)	1-Year BRL-CDI	2.850	Maturity	01/03/2022	BRL	24,400	0	46	46	0	(2)
Receive(6)	1-Year BRL-CDI	2.859	Maturity	01/03/2022		58,000	0	106	106	0	(4)
Receive(6)	1-Year BRL-CDI	2.860	Maturity	01/03/2022		30,900	0	58	58	0	(2)
Receive(6)	1-Year BRL-CDI	2.870	Maturity	01/03/2022		17,400	0	32	32	0	(1)
Receive(6)	1-Year BRL-CDI	2.871	Maturity	01/03/2022		24,600	0	45	45	0	(2)
Receive(6)	1-Year BRL-CDI	2.883	Maturity	01/03/2022		27,700	0	49	49	0	(2)
Pay(6)	1-Year BRL-CDI	3.300	Maturity	01/03/2022		357,500	(4)	(267)	(271)	23	0
Pay(6)	1-Year BRL-CDI	3.350	Maturity	01/03/2022		158,300	(2)	(183)	(185)	10	0
Receive(6)	1-Year BRL-CDI	3.360	Maturity	01/03/2022		51,200	(77)	100	23	0	(3)
Pay(6)	1-Year BRL-CDI	3.700	Maturity	01/03/2022		86,000	(14)	(64)	(78)	6	0
Receive(6)	1-Year BRL-CDI	6.295	Maturity	01/02/2025		2,400	0	5	5	0	0
Pay(6)	3-Month CAD-Bank Bill	2.250	Semi-Annual	06/19/2021	CAD	5,100	23	13	36	0	0
Pay(6)	3-Month CAD-Bank Bill	1.220	Semi-Annual	03/03/2025		5,700	0	7	7	0	(2)
Pay(6)	3-Month CAD-Bank Bill	1.500	Semi-Annual	06/17/2025		5,400	(43)	97	54	0	(2)
Pay(6)	3-Month CAD-Bank Bill	1.713	Semi-Annual	10/02/2029		1,200	0	(11)	(11)	0	(1)
Pay(6)	3-Month CAD-Bank Bill	1.500	Semi-Annual	06/17/2030		15,400	(311)	(186)	(497)	0	(21)
Pay(6)	3-Month CAD-Bank Bill	2.750	Semi-Annual	12/18/2048		1,700	42	24	66	0	(9)
Pay(6)	3-Month CAD-Bank Bill	2.565	Semi-Annual	03/07/2049		2,700	0	11	11	0	(15)
Pay(6)	3-Month CAD-Bank Bill	2.200	Semi-Annual	12/18/2049		2,700	57	(204)	(147)	0	(15)
Pay(6)	3-Month NZD-BBR	0.528	Semi-Annual	03/17/2024	NZD	650	0	(2)	(2)	0	(1)
Receive(6)	3-Month NZD-BBR	0.500	Semi-Annual	12/16/2025		850	(3)	17	14	3	0
Receive(6)	3-Month USD-LIBOR	2.500	Semi-Annual	12/18/2021	$	48,500	(677)	(472)	(1,149)	0	(1)
Pay(6)	3-Month USD-LIBOR	0.750	Semi-Annual	12/16/2022		8,400	88	1	89	0	(1)
Pay(6)	3-Month USD-LIBOR	0.250	Semi-Annual	03/30/2023		4,900	3	(6)	(3)	0	(1)
Receive(6)	3-Month USD-LIBOR	1.305	Semi-Annual	08/21/2023		20,450	0	(492)	(492)	5	0

134	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

March 31, 2021

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Receive(6)	3-Month USD-LIBOR	1.750%	Semi-Annual	12/21/2023	$	29,800	$617	$(1,831)	$(1,214)	$11	$0
Receive(6)	3-Month USD-LIBOR	1.298	Semi-Annual	08/25/2024		16,900	0	(316)	(316)	12	0
Receive(6)	3-Month USD-LIBOR	1.249	Semi-Annual	08/31/2024		20,050	0	(344)	(344)	14	0
Pay(6)	3-Month USD-LIBOR	2.500	Semi-Annual	12/18/2024		4,300	424	(109)	315	0	(3)
Pay(6)	3-Month USD-LIBOR	1.000	Semi-Annual	12/16/2025		25,500	691	(579)	112	0	(29)
Pay(6)	3-Month USD-LIBOR	0.400	Semi-Annual	03/30/2026		33,150	(359)	(682)	(1,041)	0	(39)
Pay(6)	3-Month USD-LIBOR	0.500	Semi-Annual	06/16/2026		5,650	(36)	(141)	(177)	0	(12)
Receive(6)	3-Month USD-LIBOR	3.000	Semi-Annual	06/19/2026		6,700	(191)	(523)	(714)	8	0
Pay(6)	3-Month USD-LIBOR	0.400	Semi-Annual	01/15/2028		37,600	(371)	(2,102)	(2,473)	0	(46)
Receive(6)	3-Month USD-LIBOR	1.000	Semi-Annual	12/16/2030		47,800	(646)	3,775	3,129	56	0
Receive(6)	3-Month USD-LIBOR	1.120	Semi-Annual	02/02/2031		2,100	0	126	126	3	0
Receive(6)	3-Month USD-LIBOR	1.160	Semi-Annual	02/02/2031		500	0	28	28	1	0
Receive(6)	3-Month USD-LIBOR	0.750	Semi-Annual	03/30/2031		47,120	303	4,222	4,525	50	0
Receive(6)	3-Month USD-LIBOR	0.750	Semi-Annual	06/16/2031		1,450	66	80	146	2	0
Receive(6)	3-Month USD-LIBOR	0.750	Semi-Annual	06/16/2031		34,200	3,371	152	3,523	47	0
Pay(6)	3-Month USD-LIBOR	1.950	Semi-Annual	10/04/2031		940	0	3	3	3	0
Receive(6)	3-Month USD-LIBOR	1.720	Semi-Annual	10/15/2031		3,700	0	72	72	6	0
Receive(6)	3-Month USD-LIBOR	1.250	Semi-Annual	06/09/2041		3,600	64	495	559	10	0
Receive(6)	3-Month USD-LIBOR	1.325	Semi-Annual	12/02/2050		1,500	(44)	344	300	5	0
Receive(6)	3-Month USD-LIBOR	1.250	Semi-Annual	12/16/2050		5,100	3	1,076	1,079	14	0
Pay(6)	3-Month USD-LIBOR	1.460	Semi-Annual	02/02/2051		2,700	(31)	(433)	(464)	0	(9)
Receive(6)	3-Month USD-LIBOR	1.150	Semi-Annual	03/30/2051		6,300	197	1,313	1,510	17	0
Pay(6)	3-Month USD-LIBOR	1.250	Semi-Annual	06/16/2051		5,800	(1,290)	(22)	(1,312)	0	(21)
Receive(6)	3-Month USD-LIBOR	1.760	Semi-Annual	08/25/2051		2,450	0	259	259	7	0
Receive(6)	3-Month USD-LIBOR	2.100	Semi-Annual	08/25/2051		2,700	0	75	75	8	0
Receive(6)	3-Month USD-LIBOR	1.950	Semi-Annual	08/31/2051		1,800	0	111	111	5	0
Receive(6)	3-Month USD-LIBOR	1.990	Semi-Annual	08/31/2051		2,000	0	105	105	6	0
Receive(6)	3-Month USD-LIBOR	1.665	Semi-Annual	10/27/2051		100	0	14	14	0	0
Receive(6)	3-Month USD-LIBOR	2.090	Semi-Annual	12/23/2051		2,200	0	80	80	7	0
Receive(6)	3-Month USD-LIBOR	1.620	Semi-Annual	01/27/2052		650	0	94	94	2	0
Pay(6)	6-Month CHF-LIBOR	0.620	Annual	03/18/2025	CHF	8,050	46	(81)	(35)	0	(3)
Pay(6)	6-Month CHF-LIBOR	0.500	Annual	09/16/2025		9,800	28	(66)	(38)	0	(4)
Pay(6)	6-Month CHF-LIBOR	0.050	Annual	03/16/2026		1,600	(16)	57	41	0	(1)
Receive(6)	6-Month EUR-EURIBOR	0.500	Annual	06/16/2023	EUR	163,000	(179)	216	37	37	0
Pay(6)	6-Month EUR-EURIBOR	0.500	Annual	06/16/2026		107,600	(354)	(940)	(1,294)	0	(99)
Pay(6)	6-Month EUR-EURIBOR	0.250	Annual	09/15/2026		52,200	24	28	52	0	(53)
Pay(6)	6-Month EUR-EURIBOR	0.250	Annual	06/16/2031		34,600	(1,014)	(373)	(1,387)	0	(61)
Pay(6)	6-Month EUR-EURIBOR	0.150	Annual	01/27/2032		1,200	0	(45)	(45)	0	(2)
Pay(6)	6-Month EUR-EURIBOR	0.060	Annual	11/17/2032		1,300	0	(52)	(52)	0	(2)
Receive(6)	6-Month EUR-EURIBOR	0.450	Annual	12/15/2035		1,300	(116)	82	(34)	3	0
Receive(6)	6-Month EUR-EURIBOR	0.054	Annual	05/27/2050		400	0	65	65	0	0
Receive(6)	6-Month EUR-EURIBOR	0.000	Annual	06/16/2051		19,100	100	3,022	3,122	27	0
Receive(6)	6-Month EUR-EURIBOR	0.064	Annual	11/17/2052		900	0	140	140	1	0
Receive(6)	6-Month JPY-LIBOR	0.200	Semi-Annual	06/19/2029	JPY	3,710,000	(397)	55	(342)	57	0
Receive(6)	6-Month JPY-LIBOR	0.400	Semi-Annual	06/19/2039		1,830,000	33	(134)	(101)	105	0
Receive(6)	6-Month JPY-LIBOR	0.500	Semi-Annual	06/19/2049		410,000	(28)	56	28	44	0
Receive(6)	6-Month NOK-NIBOR	1.993	Annual	11/12/2024	NOK	8,900	(5)	(28)	(33)	1	0
Receive(6)	6-Month NOK-NIBOR	1.635	Annual	03/18/2025		13,300	0	(20)	(20)	1	0
Receive(6)	6-Month NOK-NIBOR	1.500	Annual	03/10/2026		70,700	2	(29)	(27)	8	0
Pay(6)	6-Month NOK-NIBOR	1.900	Annual	03/10/2031		36,800	1	25	26	0	(19)
Receive(6)	UKRPI	3.257	Maturity	02/15/2025	GBP	9,600	0	(82)	(82)	0	(18)
Receive(6)	UKRPI	3.258	Maturity	02/15/2025		6,900	0	(60)	(60)	0	(13)
Receive(6)	UKRPI	3.262	Maturity	02/15/2025		4,400	0	(39)	(39)	0	(9)
Receive(6)	UKRPI	3.355	Maturity	11/15/2025		900	(3)	17	14	0	(2)
Receive(6)	UKRPI	3.664	Maturity	03/15/2026		1,400	0	(3)	(3)	0	(3)
Pay(6)	UKRPI	3.386	Maturity	01/15/2030		1,400	0	(24)	(24)	0	0
Pay(6)	UKRPI	3.346	Maturity	02/15/2030		800	0	(11)	(11)	0	0
Pay(6)	UKRPI	3.450	Maturity	02/15/2030		6,200	3	(76)	(73)	0	(3)
Pay(6)	UKRPI	3.453	Maturity	02/15/2030		9,400	0	(107)	(107)	0	(4)
Receive(6)	UKRPI	3.397	Maturity	11/15/2030		1,140	8	51	59	0	0
Receive(6)	UKRPI	3.445	Maturity	11/15/2030		1,000	0	43	43	0	0
Pay(6)	UKRPI	3.473	Maturity	11/15/2030		900	0	(35)	(35)	0	0
Receive(6)	UKRPI	3.510	Maturity	11/15/2030		430	0	14	14	0	0
Pay(6)	UKRPI	3.740	Maturity	03/15/2031		1,200	0	3	3	3	0
Pay(6)	UKRPI	3.217	Maturity	11/15/2040		1,940	(32)	(263)	(295)	0	(4)
Pay(6)	UKRPI	3.272	Maturity	11/15/2040		700	0	(90)	(90)	0	(2)
Pay(6)	UKRPI	3.273	Maturity	11/15/2040		1,000	0	(129)	(129)	0	(2)
Pay(6)	UKRPI	3.340	Maturity	11/15/2040		730	0	(74)	(74)	0	(2)
Receive(6)	UKRPI	3.000	Maturity	11/15/2050		800	28	208	236	4	0
Receive(6)	UKRPI	3.051	Maturity	11/15/2050		700	0	180	180	3	0
Receive(6)	UKRPI	3.143	Maturity	11/15/2050		300	0	56	56	2	0

							$539	$4,031	$4,570	$751	$(682)

Total Swap Agreements							$(540)	$3,263	$2,723	$780	$(854)

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2021	135

Schedule of Investments	PIMCO Global Bond Opportunities Fund (U.S. Dollar-Hedged)	(Cont.)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of March 31, 2021:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset(7)		Total	Market Value		Variation Margin Liability(7)		Total
	Purchased Options	Futures	Swap Agreements		Written Options		Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$1,044	$781	$1,825		$(5)	$(935)	$(931)	$(1,871)

(m)

Securities with an aggregate market value of $17,175 and cash of $3,187 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2021. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(1)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(6)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.
(7)	Unsettled variation margin asset of $1 and liability of $(77) for closed swap agreements is outstanding at period end.

(n)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BOA	04/2021	BRL	13,372		$2,347	$0	$(29)
	04/2021	DKK	82,572		13,499	481	0
	04/2021	GBP	47,258		66,905	1,755	0
	04/2021	NOK	970		113	0	(1)
	04/2021	TWD	47,808		1,735	53	0
	04/2021		$2,437	BRL	13,372	0	(62)
	04/2021		14,701	DKK	92,398	0	(134)
	04/2021		819	EUR	689	0	(11)
	04/2021		22	PLN	82	0	(1)
	05/2021	CAD	976		$769	0	(8)
	05/2021	ILS	12,839		3,901	59	0
	05/2021		$941	CAD	1,187	4	0
	05/2021		4,015	JPY	439,400	0	(45)
	05/2021		6,345	NOK	54,215	0	(6)
	05/2021		2,015	NZD	2,805	0	(56)
	05/2021		269	RUB	20,131	0	(4)
	05/2021		523	ZAR	7,941	12	0
	06/2021		381	RUB	28,747	0	(4)
	06/2021		363	ZAR	5,497	6	0
	06/2021	ZAR	7,941		$521	0	(12)
	07/2021	DKK	80,393		12,793	100	0

BPS	04/2021	EUR	4,689		5,592	93	0
	04/2021		$935	GBP	671	0	(10)
	06/2021	CNH	39,222		$6,000	57	0
	06/2021		$12,253	KRW	13,775,269	0	(37)
	06/2021		130	TWD	3,615	0	(2)

136	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

March 31, 2021

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BRC	05/2021	CAD	2,117		$1,684	$0	$0
	05/2021	JPY	1,016,600		9,329	144	0
	06/2021		$260	TWD	7,240	0	(4)

CBK	04/2021	BRL	4,191		$760	15	0
	04/2021	DKK	56,764		9,290	341	0
	04/2021	PEN	35,538		9,752	259	0
	04/2021	SEK	1,210		143	5	0
	04/2021		$736	BRL	4,191	9	0
	04/2021		8,589	DKK	54,238	0	(38)
	04/2021		5,557	PEN	20,584	0	(58)
	05/2021	AUD	1,032		$792	8	0
	05/2021	PEN	8,245		2,272	69	0
	06/2021		$920	PEN	3,398	0	(13)
	06/2021		969	RUB	72,247	0	(22)
	06/2021		3,102	TWD	86,254	0	(48)
	07/2021	DKK	54,238		$8,602	38	0
	11/2021	ILS	19,506		5,989	129	0
	12/2021	PEN	17,186		4,618	34	0
	02/2022	ILS	18,706		5,761	134	0

GLM	04/2021	BRL	2,433		444	12	0
	04/2021	JPY	970,000		9,354	592	0
	04/2021	PEN	6,555		1,817	66	0
	04/2021		$427	BRL	2,433	5	0
	04/2021		1,977	TWD	55,522	0	(23)
	05/2021		144	RUB	10,752	0	(3)
	05/2021	ZAR	34,354		$2,230	0	(86)
	06/2021	CNH	165,250		25,079	40	0
	01/2022	ILS	17,414		5,359	120	0

HUS	04/2021	BRL	8,150		1,485	37	0
	04/2021	GBP	4,265		5,923	44	0
	04/2021	PEN	16,275		4,430	83	0
	04/2021	SEK	55,460		6,472	122	0
	04/2021		$1,431	BRL	8,150	17	0
	04/2021		2,720	DKK	17,125	0	(21)
	04/2021		438	EUR	373	0	(1)
	04/2021		1,144	GBP	831	2	0
	04/2021		1,775	PEN	6,555	0	(24)
	04/2021		25	PLN	93	0	(1)
	05/2021	AUD	248		$189	1	0
	05/2021	CAD	3,614		2,892	16	0
	05/2021	ILS	2,239		687	17	0
	05/2021	JPY	1,092,500		10,315	444	0
	05/2021		$5,329	AUD	6,836	0	(135)
	05/2021		148	RUB	11,055	0	(3)
	05/2021		512	ZAR	7,662	4	0
	06/2021	HKD	4,038		$520	1	0
	06/2021	KRW	527,803		467	0	(1)
	06/2021	PEN	77		21	1	0
	06/2021	RON	88		22	1	0
	06/2021		$3,465	MXN	72,252	45	0
	06/2021		235	RUB	17,495	0	(6)
	06/2021		221	TWD	6,146	0	(3)
	06/2021		1,343	ZAR	20,730	48	0
	06/2021	ZAR	7,662		$510	0	(4)
	09/2021	PEN	6,555		1,774	24	0

IND	06/2021		$577	TWD	15,844	0	(16)

JPM	04/2021		10,327	DKK	65,063	0	(69)
	04/2021		918	GBP	659	0	(10)
	05/2021	CHF	305		$341	18	0
	05/2021	JPY	234,500		2,221	102	0
	06/2021	CNY	51,985		7,979	105	0
	06/2021	KRW	1,127		1	0	0
	06/2021		$1,882	CNH	12,326	0	(15)
	06/2021		206	TWD	5,727	0	(3)
	06/2021		587	ZAR	8,975	15	0
	07/2021	DKK	60,468		$9,591	44	0

MYI	04/2021		29,357		4,785	157	0
	05/2021	AUD	219		170	3	0
	05/2021		$3,125	CAD	3,970	35	0

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2021	137

Schedule of Investments	PIMCO Global Bond Opportunities Fund (U.S. Dollar-Hedged)	(Cont.)

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
	06/2021	CNH	213,555		$32,513	$155	$0
	06/2021	KRW	773,845		685	0	(1)
	06/2021		$65	EUR	51	0	(5)

RBC	05/2021	CAD	674		$541	5	0
	05/2021	NZD	201		146	6	0
	05/2021		$862	AUD	1,128	0	(5)
	05/2021		39	CAD	50	0	0

RYL	04/2021		550	DKK	3,380	0	(17)

SCX	04/2021	EUR	72,443		$88,004	3,049	0
	04/2021	TWD	95,543		3,468	107	0
	04/2021		$67,910	GBP	49,362	140	0
	04/2021		6,565	SEK	54,030	0	(378)
	04/2021		3,110	TWD	87,829	0	(21)
	05/2021	AUD	592		$465	15	0
	05/2021	CAD	710		559	0	(6)
	05/2021	EUR	72,443		85,192	188	0
	05/2021	GBP	49,362		67,917	0	(140)
	05/2021		$9,576	JPY	1,007,700	0	(471)
	05/2021		2,249	NZD	3,096	0	(87)
	06/2021	KRW	1,951,146		$1,732	2	0
	06/2021	TWD	267,487		9,730	259	0
	06/2021		$3,585	IDR	52,181,437	0	(38)
	06/2021		3,524	TWD	98,177	0	(48)

SOG	05/2021	JPY	1,645,940		$15,554	682	0

SSB	06/2021		$1,592	TWD	44,226	0	(26)

TOR	04/2021		6,605	NOK	55,185	0	(153)

UAG	04/2021	DKK	63,511		$10,405	393	0
	04/2021		$9,183	JPY	970,175	0	(420)
	04/2021		2,180	RUB	161,403	0	(49)
	05/2021	AUD	30,790		$23,889	498	0
	05/2021		$1,034	NZD	1,439	0	(29)
	05/2021		1,552	RUB	115,872	0	(28)
	05/2021		1,240	ZAR	18,750	24	0
	06/2021		478	RUB	35,728	0	(10)
	06/2021	ZAR	18,751		$1,235	0	(24)

Total Forward Foreign Currency Contracts						$11,549	$(2,985)

PURCHASED OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Cost	Market Value
FAR	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.950%	09/30/2021	4,500	$94	$92

GLM	Put - OTC 10-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.200	01/25/2022	21,200	169	409

							$263	$501

OPTIONS ON SECURITIES

Counterparty	Description	Strike Price		Expiration Date	Notional Amount(1)	Cost	Market Value
BPS	Put - OTC Euro-OAT France Government Bond 0.750% due 05/23/2025	EUR	97.000	05/23/2025	1,400	$106	$196

Total Purchased Options						$369	$697

138	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

March 31, 2021

WRITTEN OPTIONS:

CREDIT DEFAULT SWAPTIONS ON CREDIT INDICES

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
BOA	Put - OTC CDX.HY-36 5-Year Index	Sell	100.000%	06/16/2021	500	$(2)	$(2)
	Call - OTC CDX.IG-35 5-Year Index	Buy	0.450	04/21/2021	1,300	(1)	0
	Put - OTC CDX.IG-35 5-Year Index	Sell	0.800	05/19/2021	1,000	(1)	0
	Put - OTC CDX.IG-35 5-Year Index	Sell	0.850	05/19/2021	1,300	(2)	0
	Put - OTC CDX.IG-35 5-Year Index	Sell	0.900	05/19/2021	2,300	(3)	0
	Put - OTC CDX.IG-35 5-Year Index	Sell	0.800	06/16/2021	900	(1)	0
	Put - OTC CDX.IG-35 5-Year Index	Sell	0.900	06/16/2021	800	(1)	0
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.750	04/21/2021	900	(1)	0
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.800	04/21/2021	900	(1)	0
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.800	06/16/2021	1,000	(1)	(1)

BPS	Put - OTC CDX.HY-35 5-Year Index	Sell	100.000	07/21/2021	300	(2)	(1)
	Call - OTC CDX.IG-35 5-Year Index	Buy	0.450	04/21/2021	3,100	(2)	(1)
	Put - OTC CDX.IG-35 5-Year Index	Sell	0.800	04/21/2021	1,700	(2)	0
	Put - OTC CDX.IG-35 5-Year Index	Sell	0.850	04/21/2021	2,600	(2)	0
	Put - OTC CDX.IG-35 5-Year Index	Sell	0.950	04/21/2021	1,800	(2)	0
	Put - OTC CDX.IG-35 5-Year Index	Sell	1.000	04/21/2021	400	0	0
	Put - OTC CDX.IG-35 5-Year Index	Sell	0.900	05/19/2021	1,400	(1)	0
	Call - OTC iTraxx Europe 34 5-Year Index	Buy	0.375	04/21/2021	1,800	(1)	0
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.750	04/21/2021	1,800	(3)	0
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.800	04/21/2021	2,700	(3)	0
	Call - OTC iTraxx Europe 34 5-Year Index	Buy	0.400	05/19/2021	2,400	(1)	(1)
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.700	05/19/2021	2,400	(2)	(1)
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.750	05/19/2021	3,500	(4)	(1)

BRC	Call - OTC iTraxx Europe 34 5-Year Index	Buy	0.375	04/21/2021	4,300	(2)	0
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.750	04/21/2021	6,700	(11)	(1)
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.800	04/21/2021	8,300	(11)	(1)
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.700	05/19/2021	4,100	(5)	(1)
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.750	05/19/2021	1,900	(2)	(1)
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.800	05/19/2021	1,500	(2)	0
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.900	05/19/2021	1,000	(1)	0
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.800	06/16/2021	3,600	(4)	(2)
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.850	06/16/2021	2,100	(2)	(1)
	Call - OTC iTraxx Europe 34 5-Year Index	Buy	0.400	07/21/2021	1,500	(1)	(1)
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.750	07/21/2021	1,500	(2)	(1)

CBK	Put - OTC CDX.HY-35 5-Year Index	Sell	100.000	04/21/2021	400	(2)	0
	Put - OTC CDX.IG-35 5-Year Index	Sell	0.800	05/19/2021	1,400	(1)	0

DBL	Call - OTC CDX.IG-35 5-Year Index	Buy	0.450	04/21/2021	800	(1)	0

DUB	Put - OTC CDX.IG-35 5-Year Index	Sell	1.000	04/21/2021	400	0	0
	Put - OTC CDX.IG-35 5-Year Index	Sell	0.750	05/19/2021	1,800	(2)	0
	Put - OTC CDX.IG-35 5-Year Index	Sell	0.900	06/16/2021	500	(1)	0
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.750	04/21/2021	2,200	(3)	0
	Call - OTC iTraxx Europe 34 5-Year Index	Buy	0.400	05/19/2021	2,100	(1)	(1)
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.700	05/19/2021	2,100	(2)	(1)
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.750	05/19/2021	1,000	(1)	0
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.800	05/19/2021	1,200	(2)	0
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.850	06/16/2021	700	(1)	0

FBF	Put - OTC CDX.HY-35 5-Year Index	Sell	100.000	06/16/2021	300	(1)	(1)
	Put - OTC CDX.IG-35 5-Year Index	Sell	0.800	04/21/2021	1,600	(2)	0
	Call - OTC CDX.IG-35 5-Year Index	Buy	0.450	06/16/2021	800	0	(1)
	Put - OTC CDX.IG-35 5-Year Index	Sell	0.800	06/16/2021	800	(1)	0
	Put - OTC CDX.IG-35 5-Year Index	Sell	0.900	06/16/2021	800	(1)	0
	Put - OTC CDX.IG-36 5-Year Index	Sell	0.850	06/16/2021	1,300	(1)	(1)

GST	Put - OTC CDX.HY-35 5-Year Index	Sell	102.000	06/16/2021	300	(1)	(1)
	Call - OTC CDX.IG-35 5-Year Index	Buy	0.450	04/21/2021	1,500	(1)	0
	Put - OTC CDX.IG-35 5-Year Index	Sell	0.800	04/21/2021	600	(1)	0
	Put - OTC CDX.IG-35 5-Year Index	Sell	0.850	04/21/2021	3,600	(4)	0
	Put - OTC CDX.IG-35 5-Year Index	Sell	0.750	05/19/2021	2,300	(2)	(1)
	Put - OTC CDX.IG-35 5-Year Index	Sell	0.900	05/19/2021	1,300	(1)	0
	Put - OTC CDX.IG-35 5-Year Index	Sell	0.950	05/19/2021	1,400	(2)	0
	Put - OTC CDX.IG-35 5-Year Index	Sell	1.050	05/19/2021	1,300	(1)	0
	Put - OTC CDX.IG-36 5-Year Index	Sell	0.850	06/16/2021	1,300	(1)	(1)
	Put - OTC CDX.IG-36 5-Year Index	Sell	0.900	07/21/2021	1,900	(2)	(2)
	Call - OTC iTraxx Europe 34 5-Year Index	Buy	0.400	05/19/2021	1,100	0	0
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.700	05/19/2021	1,100	(1)	0
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.750	05/19/2021	3,400	(3)	(1)
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.800	06/16/2021	2,400	(3)	(1)

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2021	139

Schedule of Investments	PIMCO Global Bond Opportunities Fund (U.S. Dollar-Hedged)	(Cont.)

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.850%	06/16/2021	700	$(1)	$0
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.750	07/21/2021	2,800	(4)	(2)

JPM	Put - OTC CDX.HY-35 5-Year Index	Sell	103.000	05/19/2021	300	(1)	(1)
	Put - OTC CDX.IG-35 5-Year Index	Sell	0.750	05/19/2021	1,400	(1)	0
	Put - OTC CDX.IG-35 5-Year Index	Sell	0.900	05/19/2021	1,500	(2)	0

MYC	Put - OTC CDX.IG-35 5-Year Index	Sell	0.800	05/19/2021	1,400	(2)	0
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.750	04/21/2021	1,800	(2)	0
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.900	05/19/2021	1,100	(1)	0

						$(142)	$(32)

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
HUS	Put - OTC EUR versus CNH	CNH	7.700	04/28/2021	5,420	$(21)	$(32)
	Call - OTC EUR versus CNH		7.950	04/28/2021	5,420	(40)	(3)
	Put - OTC USD versus ILS	ILS	3.195	04/14/2021	2,663	(10)	0
	Call - OTC USD versus ILS		3.315	04/14/2021	2,663	(10)	(28)
	Put - OTC USD versus ILS		3.165	05/06/2021	2,354	(12)	0
	Call - OTC USD versus ILS		3.328	05/06/2021	2,354	(12)	(25)

JPM	Put - OTC USD versus ILS		3.182	05/18/2021	1,369	(6)	(1)
	Call - OTC USD versus ILS		3.338	05/18/2021	1,369	(6)	(14)
	Put - OTC USD versus ILS		3.260	06/30/2021	1,735	(9)	(9)
	Call - OTC USD versus ILS		3.415	06/30/2021	1,735	(9)	(10)

						$(135)	$(122)

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
BOA	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	0.865%	04/19/2021	6,900	$(6)	$(3)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.145	04/19/2021	7,500	(14)	(13)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.500	06/15/2021	2,200	(16)	(7)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.000	06/15/2021	2,200	(16)	(20)

BPS	Put - OTC 25-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	0.451	05/23/2025	1,400	(106)	(215)

BRC	Call - OTC 1-Year Interest Rate Swap	6-Month GBP-LIBOR	Receive	0.010	02/07/2022	8,400	(11)	(6)
	Put - OTC 1-Year Interest Rate Swap	6-Month GBP-LIBOR	Pay	0.010	02/07/2022	8,400	(11)	(21)

CBK	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	0.750	06/14/2021	3,500	(10)	(3)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.200	06/14/2021	3,500	(10)	(18)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.522	04/12/2021	1,800	(7)	0
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.862	04/12/2021	1,800	(7)	(6)

DUB	Put - OTC 3-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.020	12/21/2021	21,300	(97)	(8)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.538	04/19/2021	3,600	(13)	(2)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.858	04/19/2021	3,600	(13)	(19)

FAR	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.450	09/30/2021	5,800	(42)	(44)

FBF	Put - OTC 3-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.399	08/26/2021	47,400	(421)	(11)

GLM	Call - OTC 1-Year Interest Rate Swap	6-Month GBP-LIBOR	Receive	0.010	02/07/2022	8,400	(11)	(6)
	Put - OTC 1-Year Interest Rate Swap	6-Month GBP-LIBOR	Pay	0.010	02/07/2022	8,400	(11)	(21)
	Put - OTC 3-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.880	09/15/2021	44,000	(225)	(4)
	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	0.840	04/19/2021	2,500	(4)	(1)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.120	04/19/2021	2,500	(4)	(6)
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.320	01/25/2022	4,200	(112)	(243)

MYC	Put - OTC 3-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.448	08/23/2021	39,900	(355)	(7)
	Put - OTC 3-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.020	12/21/2021	31,500	(145)	(11)
	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	0.820	04/15/2021	4,400	(7)	(1)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.120	04/15/2021	4,400	(7)	(9)
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.320	01/25/2022	4,600	(69)	(266)

RYL	Call - OTC 1-Year Interest Rate Swap	6-Month GBP-LIBOR	Receive	0.010	02/07/2022	43,600	(56)	(34)
	Put - OTC 1-Year Interest Rate Swap	6-Month GBP-LIBOR	Pay	0.010	02/07/2022	43,600	(56)	(111)

							$ (1,862)	$(1,116)

140	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

March 31, 2021

INTEREST RATE-CAPPED OPTIONS

Counterparty	Description	Exercise Rate	Floating Rate Index	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
MYC	Call - OTC 1-Year Interest Rate Floor(2)	0.000%	1-Month USD-LIBOR	10/07/2022	18,250	$(19)	$(3)
	Call - OTC 1-Year Interest Rate Floor(2)	0.000	1-Month USD-LIBOR	10/08/2022	9,750	(9)	(2)

						$(28)	$(5)

OPTIONS ON SECURITIES

Counterparty	Description	Strike Price		Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
GSC	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 06/01/2051	$	101.172	06/07/2021	2,100	$(12)	$(12)

JPM	Put - OTC Ginnie Mae, TBA 2.500% due 04/01/2051		103.781	04/14/2021	1,000	(2)	(8)
	Put - OTC Ginnie Mae, TBA 2.500% due 04/01/2051		104.125	04/14/2021	700	(2)	(7)
	Put - OTC Ginnie Mae, TBA 2.500% due 04/01/2051		104.266	04/14/2021	1,000	(3)	(11)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 04/01/2051		102.375	04/07/2021	900	(4)	(23)

						$(23)	$(61)

Total Written Options						$(2,190)	$(1,336)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON SOVEREIGN ISSUES - BUY PROTECTION(3)

Counterparty	Reference Entity	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2021(5)	Notional Amount(6)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(7)
										Asset	Liability
BOA	Japan Government International Bond	(1.000)%	Quarterly	06/20/2022	0.038%	$	400	$(14)	$9	$0	$(5)

BPS	Japan Government International Bond	(1.000)	Quarterly	06/20/2022	0.038		3,100	(111)	73	0	(38)
	South Korea Government International Bond	(1.000)	Quarterly	06/20/2023	0.115		2,700	(67)	13	0	(54)

BRC	China Government International Bond	(1.000)	Quarterly	06/20/2023	0.111		1,500	(29)	(1)	0	(30)
	Japan Government International Bond	(1.000)	Quarterly	06/20/2022	0.038		2,800	(97)	63	0	(34)
	South Korea Government International Bond	(1.000)	Quarterly	06/20/2023	0.115		3,200	(80)	16	0	(64)

CBK	Japan Government International Bond	(1.000)	Quarterly	06/20/2022	0.038		800	(28)	18	0	(10)

GST	China Government International Bond	(1.000)	Quarterly	06/20/2023	0.111		2,700	(52)	(3)	0	(55)
	Japan Government International Bond	(1.000)	Quarterly	06/20/2022	0.038		2,600	(91)	59	0	(32)

HUS	South Korea Government International Bond	(1.000)	Quarterly	06/20/2023	0.115		1,500	(37)	7	0	(30)

JPM	South Korea Government International Bond	(1.000)	Quarterly	06/20/2023	0.115		2,000	(48)	8	0	(40)

								$(654)	$262	$0	$(392)

CREDIT DEFAULT SWAPS ON SOVEREIGN ISSUES - SELL PROTECTION(4)

Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2021(5)	Notional Amount(6)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(7)
										Asset	Liability
BRC	Italy Government International Bond	1.000%	Quarterly	06/20/2025	0.619%	$	1,300	$(32)	$53	$21	$0

CBK	Italy Government International Bond	1.000	Quarterly	06/20/2025	0.619		900	(22)	36	14	0

								$(54)	$89	$35	$0

CROSS-CURRENCY SWAPS

Counterparty	Receive	Pay	Payment Frequency	Maturity Date(8)	Notional Amount of Currency Received		Notional Amount of Currency Delivered	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
AZD	Floating rate equal to 3-Month AUD-LIBOR plus 0.290% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	Maturity	01/04/2031	AUD	4,700	$3,541	$23	$(5)	$18	$0

CBK	Floating rate equal to 3-Month AUD-LIBOR plus 0.420% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	Maturity	07/31/2029		7,900	5,451	1	576	577	0

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2021	141

Schedule of Investments	PIMCO Global Bond Opportunities Fund (U.S. Dollar-Hedged)	(Cont.)

Counterparty	Receive	Pay	Payment Frequency	Maturity Date(8)	Notional Amount of Currency Received		Notional Amount of Currency Delivered	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
GLM	Floating rate equal to 3-Month AUD-LIBOR plus 0.423% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	Maturity	08/01/2029	AUD	7,700	$5,313	$(28)	$592	$564	$0

								$(4)	$1,163	$1,159	$0

Total Swap Agreements								$(712)	$1,514	$1,194	$(392)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of March 31, 2021:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(9)
AZD	$0	$0	$18	$18	$0	$0	$0	$0	$18	$0	$18
BOA	2,470	0	0	2,470	(373)	(46)	(5)	(424)	2,046	(2,340)	(294)
BPS	150	196	0	346	(49)	(220)	(92)	(361)	(15)	161	146
BRC	144	0	21	165	(4)	(36)	(128)	(168)	(3)	269	266
CBK	1,041	0	591	1,632	(179)	(27)	(10)	(216)	1,416	(894)	522
DUB	0	0	0	0	0	(31)	0	(31)	(31)	(50)	(81)
FAR	0	92	0	92	0	(44)	0	(44)	48	0	48
FBF	0	0	0	0	0	(14)	0	(14)	(14)	0	(14)
GLM	835	409	564	1,808	(112)	(281)	0	(393)	1,415	(950)	465
GSC	0	0	0	0	0	(12)	0	(12)	(12)	0	(12)
GST	0	0	0	0	0	(9)	(87)	(96)	(96)	197	101
HUS	907	0	0	907	(199)	(88)	(30)	(317)	590	(600)	(10)
IND	0	0	0	0	(16)	0	0	(16)	(16)	0	(16)
JPM	284	0	0	284	(97)	(84)	(40)	(221)	63	0	63
MYC	0	0	0	0	0	(299)	0	(299)	(299)	(392)	(691)
MYI	350	0	0	350	(6)	0	0	(6)	344	(280)	64
RBC	11	0	0	11	(5)	0	0	(5)	6	0	6
RYL	0	0	0	0	(17)	(145)	0	(162)	(162)	0	(162)
SCX	3,760	0	0	3,760	(1,189)	0	0	(1,189)	2,571	(2,260)	311
SOG	682	0	0	682	0	0	0	0	682	(560)	122
SSB	0	0	0	0	(26)	0	0	(26)	(26)	0	(26)
TOR	0	0	0	0	(153)	0	0	(153)	(153)	0	(153)
UAG	915	0	0	915	(560)	0	0	(560)	355	(280)	75

Total Over the Counter	$11,549	$697	$1,194	$13,440	$ (2,985)	$ (1,336)	$ (392)	$ (4,713)

(o)

Securities with an aggregate market value of $925 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of March 31, 2021.

(1)	Notional Amount represents the number of contracts.
(2)	The underlying instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.
(3)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(4)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(5)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(6)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(7)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

142	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

March 31, 2021

(8)	At the maturity date, the notional amount of the currency received will be exchanged back for the notional amount of the currency delivered.
(9)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2021:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$1,044	$1,044
Swap Agreements	0	3	0	0	778	781

	$0	$3	$0	$0	$1,822	$1,825

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$11,549	$0	$11,549
Purchased Options	0	0	0	0	697	697
Swap Agreements	0	35	0	1,159	0	1,194

	$0	$35	$0	$12,708	$697	$13,440

	$0	$38	$0	$12,708	$2,519	$15,265

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$5	$5
Futures	0	0	0	0	935	935
Swap Agreements	0	163	0	0	768	931

	$0	$163	$0	$0	$1,708	$1,871

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$2,985	$0	$2,985
Written Options	0	32	0	122	1,182	1,336
Swap Agreements	0	392	0	0	0	392

	$0	$424	$0	$3,107	$1,182	$4,713

	$0	$587	$0	$3,107	$2,890	$6,584

The effect of Financial Derivative Instruments on the Statements of Operations for the year ended March 31, 2021:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$(75)	$(75)
Written Options	0	0	0	0	60	60
Futures	0	0	0	0	11,437	11,437
Swap Agreements	0	(1,969)	0	0	(48)	(2,017)

	$0	$(1,969)	$0	$0	$11,374	$9,405

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(25,569)	$0	$(25,569)
Purchased Options	0	0	0	285	(53)	232
Written Options	0	406	0	479	1,205	2,090
Swap Agreements	0	(226)	0	(248)	250	(224)

	$0	$180	$0	$(25,053)	$1,402	$(23,471)

	$0	$(1,789)	$0	$(25,053)	$12,776	$(14,066)

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2021	143

Schedule of Investments	PIMCO Global Bond Opportunities Fund (U.S. Dollar-Hedged)	(Cont.)

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$(58)	$(58)
Futures	0	0	0	0	(5,106)	(5,106)
Swap Agreements	0	1,276	0	0	10,916	12,192

	$0	$1,276	$0	$0	$5,752	$7,028

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$10,006	$0	$10,006
Purchased Options	0	0	0	(34)	1,334	1,300
Written Options	0	110	0	1,007	218	1,335
Swap Agreements	0	285	0	2,318	(1,806)	797

	$0	$395	$0	$13,297	$(254)	$13,438

	$0	$1,671	$0	$13,297	$5,498	$20,466

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2021 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2021
Investments in Securities, at Value
Argentina
Sovereign Issues	$0	$186	$0	$186
Australia
Asset-Backed Securities	0	209	0	209
Corporate Bonds & Notes	0	711	0	711
Non-Agency Mortgage-Backed Securities	0	853	0	853
Sovereign Issues	0	29,149	0	29,149
Austria
Corporate Bonds & Notes	0	490	0	490
Brazil
Corporate Bonds & Notes	0	1,724	0	1,724
Sovereign Issues	0	1,290	0	1,290
Canada
Corporate Bonds & Notes	0	3,908	0	3,908
Non-Agency Mortgage-Backed Securities	0	513	0	513
Sovereign Issues	0	487	0	487
Cayman Islands
Asset-Backed Securities	0	22,719	0	22,719
Corporate Bonds & Notes	0	22,876	0	22,876
China
Corporate Bonds & Notes	0	2,562	0	2,562
Sovereign Issues	0	73,354	0	73,354
Denmark
Corporate Bonds & Notes	0	30,324	0	30,324
France
Corporate Bonds & Notes	0	2,558	0	2,558
Sovereign Issues	0	27,722	0	27,722
Germany
Corporate Bonds & Notes	0	18,669	0	18,669
India
Corporate Bonds & Notes	0	1,335	0	1,335
Sovereign Issues	0	703	0	703
Indonesia
Sovereign Issues	0	329	0	329
Ireland
Asset-Backed Securities	0	8,855	0	8,855
Corporate Bonds & Notes	0	2,764	0	2,764
Israel
Sovereign Issues	0	11,934	0	11,934
Italy
Corporate Bonds & Notes	0	12,089	0	12,089
Sovereign Issues	0	1,070	0	1,070
Japan
Corporate Bonds & Notes	0	5,981	0	5,981
Sovereign Issues	0	31,338	0	31,338

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2021
Jersey, Channel Islands
Corporate Bonds & Notes	$0	$279	$0	$279
Kuwait
Sovereign Issues	0	5,970	0	5,970
Lithuania
Sovereign Issues	0	3,473	0	3,473
Luxembourg
Corporate Bonds & Notes	0	2,921	0	2,921
Malaysia
Corporate Bonds & Notes	0	1,165	0	1,165
Mexico
Sovereign Issues	0	544	0	544
Multinational
Corporate Bonds & Notes	0	733	0	733
Netherlands
Asset-Backed Securities	0	11,059	0	11,059
Corporate Bonds & Notes	0	11,364	0	11,364
Preferred Securities	0	480	0	480
Peru
Sovereign Issues	0	15,730	0	15,730
Qatar
Sovereign Issues	0	18,199	0	18,199
Saudi Arabia
Sovereign Issues	0	2,319	0	2,319
Singapore
Corporate Bonds & Notes	0	1,936	0	1,936
Slovenia
Sovereign Issues	0	2,503	0	2,503
South Africa
Sovereign Issues	0	202	0	202
South Korea
Sovereign Issues	0	322	0	322
Spain
Corporate Bonds & Notes	0	3,153	0	3,153
Preferred Securities	0	719	0	719
Sovereign Issues	0	7,786	0	7,786
Supranational
Corporate Bonds & Notes	0	6,070	0	6,070
Switzerland
Corporate Bonds & Notes	0	8,622	0	8,622
United Arab Emirates
Sovereign Issues	0	2,175	0	2,175
United Kingdom
Corporate Bonds & Notes	0	61,803	0	61,803
Non-Agency Mortgage-Backed Securities	0	50,052	0	50,052
Preferred Securities	0	701	0	701
Sovereign Issues	0	1,238	0	1,238

144	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

March 31, 2021

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2021
United States
Asset-Backed Securities	$0	$85,917	$0	$85,917
Corporate Bonds & Notes	0	76,495	0	76,495
Loan Participations and Assignments	0	2,480	0	2,480
Municipal Bonds & Notes	0	1,567	0	1,567
Non-Agency Mortgage-Backed Securities	0	43,723	0	43,723
Preferred Securities	0	2,718	0	2,718
U.S. Government Agencies	0	207,947	0	207,947
U.S. Treasury Obligations	0	43,404	0	43,404
Short-Term Instruments
Repurchase Agreements	0	11,051	0	11,051
Argentina Treasury Bills	0	272	0	272
Israel Treasury Bills	0	11,699	0	11,699

	$0	$1,025,493	$0	$1,025,493

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$7,559	$0	$0	$7,559

Total Investments	$7,559	$1,025,493	$0	$1,033,052

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2021
Short Sales, at Value - Liabilities
Canada
Sovereign Issues	$0	$(4,778)	$0	$(4,778)
United Kingdom
Sovereign Issues	0	(5,703)	0	(5,703)
United States
U.S. Government Agencies	0	(124,933)	0	(124,933)

	$0	$(135,414)	$0	$(135,414)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	1,044	780	0	1,824
Over the counter	0	13,440	0	13,440

	$1,044	$14,220	$0	$15,264

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(940)	(854)	0	(1,794)
Over the counter	0	(4,713)	0	(4,713)

	$(940)	$(5,567)	$0	$(6,507)

Total Financial Derivative Instruments	$104	$8,653	$0	$8,757

Totals	$7,663	$898,732	$0	$906,395

There were no significant transfers into or out of Level 3 during the period ended March 31, 2021.

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2021	145

Schedule of Investments	PIMCO International Bond Fund (Unhedged)

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 118.7%

ARGENTINA 0.0%

SOVEREIGN ISSUES 0.0%

Argentina Government International Bond
0.125% due 07/09/2030 þ		$690	$231
1.000% due 07/09/2029		15	6
36.119% (BADLARPP + 2.000%) due 04/03/2022 ~	ARS	20,340	134

Autonomous City of Buenos Aires
39.106% (BADLARPP + 5.000%) due 01/23/2022 ~		340	2

Total Argentina (Cost $1,531)			373

AUSTRALIA 2.6%

ASSET-BACKED SECURITIES 0.0%

Driver Australia Trust
0.940% (BBSW1M + 0.930%) due 07/21/2026 ~	AUD	421	320

NON-AGENCY MORTGAGE-BACKED SECURITIES 0.2%

Pepper Residential Securities Trust
1.036% due 03/12/2061 •		$1,404	1,403

RESIMAC Bastille Trust
1.033% due 09/05/2057 •		1,551	1,556

			2,959

SOVEREIGN ISSUES 2.4%

Australia Government International Bond
0.500% due 09/21/2026	AUD	31,200	23,215
1.750% due 06/21/2051		3,900	2,373
3.000% due 03/21/2047		6,500	5,259

South Australia Government Financing Authority
1.750% due 05/24/2032		1,900	1,383

Treasury Corp. of Victoria
4.250% due 12/20/2032		2,200	2,034

			34,264

Total Australia (Cost $37,115)			37,543

AUSTRIA 0.0%

CORPORATE BONDS & NOTES 0.0%

Erste Group Bank AG
8.875% due 10/15/2021 •(h)(i)	EUR	200	245

Total Austria (Cost $224)			245

BRAZIL 0.3%

CORPORATE BONDS & NOTES 0.3%

Banco Bradesco S.A.
2.850% due 01/27/2023		$2,000	2,046

Petrobras Global Finance BV
5.093% due 01/15/2030		1,797	1,870
7.250% due 03/17/2044		350	401

Total Brazil (Cost $4,222)			4,317

CANADA 1.3%

CORPORATE BONDS & NOTES 0.7%

Enbridge, Inc.
2.900% due 07/15/2022		$1,400	1,440

Fairfax Financial Holdings Ltd.
2.750% due 03/29/2028	EUR	1,400	1,782

HSBC Bank Canada
1.650% due 09/10/2022		$3,600	3,667
3.300% due 11/28/2021		3,000	3,059

			9,948

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
NON-AGENCY MORTGAGE-BACKED SECURITIES 0.3%

Real Estate Asset Liquidity Trust
2.381% due 02/12/2055 ~	CAD	1,241	$1,009
2.867% due 02/12/2055 ~		2,400	1,922
3.072% due 08/12/2053		900	742

			3,673

SOVEREIGN ISSUES 0.3%

Canada Government Real Return Bond
1.500% due 12/01/2044 (g)		1,315	1,339

Province of Quebec
5.000% due 12/01/2038		3,200	3,395

			4,734

Total Canada (Cost $17,752)			18,355

CAYMAN ISLANDS 4.4%

ASSET-BACKED SECURITIES 3.5%

American Money Management Corp. CLO Ltd.
1.167% due 04/14/2029 •		$2,200	2,202

Cathedral Lake CLO Ltd.
1.049% due 07/15/2029 «•(b)		3,600	3,600

Dryden Senior Loan Fund
1.141% due 10/15/2027 •		2,437	2,438

Evans Grove CLO Ltd.
1.111% due 05/28/2028 •		556	556

Figueroa CLO Ltd.
1.141% due 01/15/2027 •		207	207

Gulf Stream Meridian Ltd.
1.641% due 10/15/2029 •		3,200	3,204

Jamestown CLO Ltd.
1.443% due 01/17/2027 •		934	935

JMP Credit Advisors CLO Ltd.
1.073% due 01/17/2028 •		1,891	1,893

KKR CLO Ltd.
1.145% due 07/15/2030 •(b)		3,600	3,600

MidOcean Credit CLO
1.474% due 01/20/2029 •		3,200	3,203

Mountain View CLO Ltd.
1.041% due 10/15/2026 •		147	147
1.045% due 10/13/2027 •		2,448	2,449

Sound Point CLO Ltd.
1.101% due 01/23/2029 •(b)		2,900	2,900
1.156% due 07/25/2030 •		3,900	3,900
1.368% due 01/23/2029 •		2,400	2,403

SP-Static CLO Ltd.
1.622% due 07/22/2028 •		2,356	2,361

Sudbury Mill CLO Ltd.
1.373% due 01/17/2026 •		499	500

Venture CLO Ltd.
1.121% due 04/15/2027 •		611	612
1.166% due 09/07/2030 •		3,900	3,900
1.244% due 04/20/2029 •		3,700	3,702
1.324% due 01/20/2029 •		3,200	3,203

WhiteHorse Ltd.
1.153% due 04/17/2027 •		149	149

Zais CLO Ltd.
1.391% due 04/15/2028 •		2,306	2,309

			50,373

CORPORATE BONDS & NOTES 0.9%

Avolon Holdings Funding Ltd.
5.500% due 01/15/2023		300	319

CIFI Holdings Group Co. Ltd.
7.625% due 02/28/2023		800	832

Country Garden Holdings Co. Ltd.
4.750% due 01/17/2023		300	308

KSA Sukuk Ltd.
2.894% due 04/20/2022		500	513

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Park Aerospace Holdings Ltd.
5.250% due 08/15/2022		$1,000	$1,050

QNB Finance Ltd.
1.243% (SOFRRATE + 1.225%) due 02/12/2022 ~		2,000	2,004
1.540% (US0003M + 1.350%) due 05/31/2021 ~		4,300	4,307

Sands China Ltd.
4.600% due 08/08/2023		500	536
5.125% due 08/08/2025		600	672
5.400% due 08/08/2028		1,500	1,717

Tencent Holdings Ltd.
3.595% due 01/19/2028		300	322

			12,580

Total Cayman Islands (Cost $62,453)			62,953

CHILE 0.1%

SOVEREIGN ISSUES 0.1%

Chile Government International Bond
2.450% due 01/31/2031		$1,200	1,208

Total Chile (Cost $1,199)			1,208

CHINA 12.8%

SOVEREIGN ISSUES 12.8%

China Development Bank
3.050% due 08/25/2026	CNY	53,200	7,950
3.180% due 04/05/2026		52,100	7,861
3.390% due 07/10/2027		37,800	5,730
3.430% due 01/14/2027		72,600	11,036
3.450% due 09/20/2029		19,400	2,922
3.480% due 01/08/2029		23,700	3,582
3.500% due 08/13/2026		51,000	7,802
3.650% due 05/21/2029		23,700	3,622
3.680% due 02/26/2026		247,500	38,260
3.740% due 09/10/2025		10,300	1,593
3.800% due 01/25/2036		7,000	1,073
4.040% due 04/10/2027		94,400	14,795
4.040% due 07/06/2028		37,800	5,931
4.150% due 10/26/2025		6,300	992
4.240% due 08/24/2027		162,200	25,724
4.880% due 02/09/2028		76,000	12,533

China Government International Bond
2.700% due 11/03/2026		53,500	8,014
2.740% due 08/04/2026		10,700	1,612
2.850% due 01/28/2026		28,000	4,245
2.850% due 06/04/2027		43,100	6,457
2.950% due 06/16/2023		5,300	811
3.220% due 12/06/2025		5,300	816
3.280% due 12/03/2027		41,500	6,374
3.820% due 11/02/2027		16,500	2,630

Total China (Cost $173,879)			182,365

DENMARK 3.2%

CORPORATE BONDS & NOTES 3.2%

Jyske Realkredit A/S
1.000% due 10/01/2050	DKK	123,108	18,947

Nordea Kredit Realkreditaktieselskab
1.000% due 10/01/2050		54,450	8,363

Nykredit Realkredit A/S
1.000% due 10/01/2050		121,561	18,590

Total Denmark (Cost $44,150)			45,900

FRANCE 4.0%

CORPORATE BONDS & NOTES 1.2%

Altice France S.A.
7.375% due 05/01/2026		$2,200	2,291

BNP Paribas S.A.
1.323% due 01/13/2027 •		3,400	3,328
1.904% due 09/30/2028 •		4,400	4,329
3.375% due 01/23/2026	GBP	1,200	1,812

146	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

March 31, 2021

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Credit Agricole S.A.
1.238% (US0003M + 1.020%) due 04/24/2023 ~		$900	$912

Societe Generale S.A.
1.488% due 12/14/2026 •		4,000	3,933

			16,605

SOVEREIGN ISSUES 2.8%

France Government International Bond
0.500% due 05/25/2072	EUR	2,200	2,101
0.750% due 05/25/2052		10,450	12,058
2.000% due 05/25/2048		10,900	16,873
3.250% due 05/25/2045		4,600	8,585

			39,617

Total France (Cost $50,065)			56,222

GERMANY 2.3%

CORPORATE BONDS & NOTES 2.3%

Deutsche Bank AG
1.625% due 01/20/2027	EUR	2,200	2,692
1.750% due 01/17/2028		1,000	1,230
1.750% due 11/19/2030 •		1,300	1,581
2.129% due 11/24/2026 •(j)		$1,900	1,906
2.222% due 09/18/2024 •		1,600	1,643
2.625% due 12/16/2024	GBP	1,400	2,011
2.625% due 02/12/2026	EUR	3,200	4,099
3.547% due 09/18/2031 •		$400	413
3.729% due 01/14/2032 •(j)		2,400	2,330
3.950% due 02/27/2023		1,500	1,585
3.961% due 11/26/2025 •		3,800	4,118
4.250% due 10/14/2021		5,600	5,705

IHO Verwaltungs GmbH (3.875% Cash or 4.625% PIK)
3.875% due 05/15/2027 (c)	EUR	300	363

IHO Verwaltungs GmbH (6.000% Cash or 6.750% PIK)
6.000% due 05/15/2027 (c)		$1,800	1,894

Volkswagen Bank GmbH
2.500% due 07/31/2026	EUR	1,000	1,304

Total Germany (Cost $32,122)			32,874

HONG KONG 0.1%

CORPORATE BONDS & NOTES 0.1%

Poly Developments and Holdings Group Co. Ltd.
3.950% due 02/05/2023		$700	728

Total Hong Kong (Cost $692)			728

INDIA 0.1%

CORPORATE BONDS & NOTES 0.1%

Shriram Transport Finance Co. Ltd.
5.950% due 10/24/2022		$1,400	1,439

Total India (Cost $1,412)			1,439

INDONESIA 0.1%

SOVEREIGN ISSUES 0.1%

Indonesia Government International Bond
2.625% due 06/14/2023	EUR	1,000	1,237

Total Indonesia (Cost $1,172)			1,237

IRELAND 1.0%

ASSET-BACKED SECURITIES 0.8%

Black Diamond CLO Designated Activity Co.
0.650% due 10/03/2029 •	EUR	1,624	1,906

CVC Cordatus Loan Fund DAC
0.650% due 10/15/2031 •		1,600	1,895

Harvest CLO DAC
0.640% due 10/15/2031 •		1,300	1,524

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Man GLG Euro CLO DAC
0.680% due 10/15/2030 •	EUR	1,300	$1,524

Toro European CLO DAC
0.900% due 10/15/2030 •		3,400	3,987

			10,836

CORPORATE BONDS & NOTES 0.2%

AIB Group PLC
2.875% due 05/30/2031 •		1,200	1,494
4.750% due 10/12/2023		$500	547

SMBC Aviation Capital Finance DAC
3.000% due 07/15/2022		700	717

			2,758

Total Ireland (Cost $13,679)			13,594

ISRAEL 2.3%

SOVEREIGN ISSUES 2.3%

Israel Government International Bond
0.050% (MAKA5DAY) due 11/30/2021 ~	ILS	38,400	11,486
0.750% due 07/31/2022		15,000	4,528
1.000% due 04/30/2021		15,400	4,611
2.000% due 03/31/2027		9,700	3,131
3.250% due 01/17/2028		$200	221
3.800% due 05/13/2060		2,700	2,901
4.125% due 01/17/2048		900	1,038
5.500% due 01/31/2022	ILS	17,100	5,349

Total Israel (Cost $33,330)			33,265

ITALY 3.0%

CORPORATE BONDS & NOTES 1.4%

Banca Carige SpA
0.960% (EUR003M + 1.500%) due 05/25/2022 ~	EUR	4,000	4,718
1.157% due 10/25/2021 •		4,200	4,952

Banca Monte dei Paschi di Siena SpA
0.875% due 10/08/2027		2,300	2,822
2.625% due 04/28/2025		1,000	1,203

UniCredit SpA
7.500% due 06/03/2026 •(h)(i)		900	1,251
7.830% due 12/04/2023		$2,900	3,382
9.250% due 06/03/2022 •(h)(i)	EUR	1,200	1,535

			19,863

SOVEREIGN ISSUES 1.6%

Italy Buoni Poliennali Del Tesoro
1.500% due 04/30/2045		1,900	2,239
1.750% due 07/01/2024		5,000	6,238
1.850% due 07/01/2025		9,200	11,669
2.800% due 03/01/2067		2,100	3,082

			23,228

Total Italy (Cost $41,329)			43,091

JAPAN 10.1%

CORPORATE BONDS & NOTES 1.0%

Central Nippon Expressway Co. Ltd.
2.091% due 09/14/2021		$1,900	1,914
2.362% due 05/28/2021		200	201

Meiji Yasuda Life Insurance Co.
5.100% due 04/26/2048 •		500	579

Mizuho Financial Group, Inc.
1.057% (US0003M + 0.880%) due 09/11/2022 ~		4,200	4,240
1.177% (US0003M + 1.000%) due 09/11/2024 ~		800	810
3.922% due 09/11/2024 •		1,300	1,396

Nissan Motor Co. Ltd.
3.043% due 09/15/2023		800	838

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.522% due 09/17/2025		$1,100	$1,166
4.345% due 09/17/2027		1,400	1,524
4.810% due 09/17/2030		1,500	1,647

ORIX Corp.
3.250% due 12/04/2024		400	432

			14,747

SOVEREIGN ISSUES 9.1%

Japan Bank for International Cooperation
1.750% due 10/17/2024		700	728

Japan Finance Organization for Municipalities
3.375% due 09/27/2023		1,000	1,069

Japan Government International Bond
0.100% due 03/10/2028 (g)	JPY	1,096,529	10,002
0.100% due 03/20/2030		730,000	6,619
0.500% due 09/20/2046		74,000	654
0.500% due 03/20/2049		2,280,000	19,861
0.700% due 12/20/2048		1,850,000	16,984
1.400% due 09/20/2034		6,450,000	67,114
1.600% due 03/20/2033		2,000	21

Tokyo Metropolitan Government
0.750% due 07/16/2025		$4,500	4,424
2.500% due 06/08/2022		2,800	2,868

			130,344

Total Japan (Cost $135,832)			145,091

KUWAIT 0.6%

SOVEREIGN ISSUES 0.6%

Kuwait International Government Bond
3.500% due 03/20/2027		$7,200	7,960

Total Kuwait (Cost $7,155)			7,960

LITHUANIA 0.2%

SOVEREIGN ISSUES 0.2%

Lithuania Government International Bond
1.100% due 04/26/2027	EUR	1,800	2,272

Total Lithuania (Cost $2,111)			2,272

LUXEMBOURG 0.1%

CORPORATE BONDS & NOTES 0.1%

Blackstone Property Partners Europe Holdings SARL
1.400% due 07/06/2022	EUR	1,000	1,189

Total Luxembourg (Cost $1,150)			1,189

MALAYSIA 0.5%

CORPORATE BONDS & NOTES 0.1%

Petronas Capital Ltd.
3.500% due 04/21/2030		$600	643
4.550% due 04/21/2050		400	475
4.800% due 04/21/2060		400	507

			1,625

SOVEREIGN ISSUES 0.4%

Malaysia Government International Bond
3.502% due 05/31/2027	MYR	3,800	946
3.733% due 06/15/2028		1,400	351
3.882% due 03/14/2025		6,000	1,517
3.955% due 09/15/2025		1,300	331

Malaysia Government Investment Issue
3.655% due 10/15/2024		4,800	1,204
4.130% due 07/09/2029		5,000	1,268
4.369% due 10/31/2028		2,700	699

			6,316

Total Malaysia (Cost $7,492)			7,941

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2021	147

Schedule of Investments	PIMCO International Bond Fund (Unhedged)	(Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
MEXICO 0.0%

SOVEREIGN ISSUES 0.0%

Mexico Government International Bond
5.000% due 04/27/2051		$600	$652

Total Mexico (Cost $556)			652

NETHERLANDS 2.1%

ASSET-BACKED SECURITIES 1.2%

Accunia European CLO BV
0.950% due 07/15/2030 •	EUR	800	939

Babson Euro CLO BV
0.277% due 10/25/2029 •		795	932

Cairn CLO BV
0.600% due 04/30/2031 •		1,300	1,524

Dryden Euro CLO BV
0.660% due 04/15/2033 •		1,700	1,994
0.880% due 01/15/2030 •		3,000	3,518

Jubilee CLO BV
0.610% due 04/15/2030 •(b)		1,900	2,228
0.650% due 04/15/2031 •		1,300	1,524

Ozlme BV
0.820% due 01/18/2030 •		3,450	4,042

			16,701

CORPORATE BONDS & NOTES 0.8%

British Transco International Finance BV
0.000% due 11/04/2021 (e)		$2,300	2,295

Cooperatieve Rabobank UA
6.625% due 06/29/2021 •(h)(i)	EUR	800	953

Enel Finance International NV
2.650% due 09/10/2024		$2,700	2,842
2.875% due 05/25/2022		800	821

LeasePlan Corp. NV
1.000% due 05/24/2021	EUR	1,300	1,527

NXP BV
4.625% due 06/01/2023		$2,400	2,601

Vonovia Finance BV
5.000% due 10/02/2023		500	533

			11,572

		SHARES
PREFERRED SECURITIES 0.1%

Stichting AK Rabobank Certificaten
6.500% due 12/29/2049 (h)		525,250	800

Total Netherlands (Cost $28,203)			29,073

		PRINCIPAL AMOUNT (000S)
NEW ZEALAND 0.2%

SOVEREIGN ISSUES 0.2%

New Zealand Government International Bond
1.500% due 05/15/2031	NZD	2,300	1,561
1.750% due 05/15/2041		1,200	720

Total New Zealand (Cost $2,502)			2,281

NORWAY 0.1%

CORPORATE BONDS & NOTES 0.1%

DNB Boligkreditt A/S
3.250% due 06/28/2023		$1,100	1,169

Total Norway (Cost $1,099)			1,169

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
PANAMA 0.0%

SOVEREIGN ISSUES 0.0%

Panama Government International Bond
4.500% due 04/01/2056		$300	$329

Total Panama (Cost $318)			329

PERU 1.2%

SOVEREIGN ISSUES 1.2%

Peru Government International Bond
2.780% due 12/01/2060		$1,000	828
5.350% due 08/12/2040	PEN	3,300	800
5.940% due 02/12/2029		6,100	1,850
6.350% due 08/12/2028		30,900	9,639
6.950% due 08/12/2031		4,700	1,456
8.200% due 08/12/2026		5,600	1,925

Total Peru (Cost $17,510)			16,498

POLAND 0.0%

SOVEREIGN ISSUES 0.0%

Poland Government International Bond
3.250% due 07/25/2025	PLN	300	84

Total Poland (Cost $85)			84

QATAR 1.6%

SOVEREIGN ISSUES 1.6%

Qatar Government International Bond
3.750% due 04/16/2030		$1,000	1,120
3.875% due 04/23/2023		10,400	11,098
4.000% due 03/14/2029		3,900	4,437
4.400% due 04/16/2050		200	233
4.500% due 04/23/2028		4,800	5,607

Total Qatar (Cost $20,290)			22,495

ROMANIA 0.2%

SOVEREIGN ISSUES 0.2%

Romania Government International Bond
1.375% due 12/02/2029	EUR	1,300	1,517
2.625% due 12/02/2040		800	931

Total Romania (Cost $2,482)			2,448

RUSSIA 0.2%

SOVEREIGN ISSUES 0.2%

Russia Government International Bond
7.650% due 04/10/2030	RUB	172,100	2,388

Total Russia (Cost $2,677)			2,388

SAUDI ARABIA 0.8%

CORPORATE BONDS & NOTES 0.1%

Saudi Arabian Oil Co.
2.750% due 04/16/2022		$1,100	1,128
3.250% due 11/24/2050		900	816

			1,944

SOVEREIGN ISSUES 0.7%

Saudi Government International Bond
2.375% due 10/26/2021		4,000	4,045
2.900% due 10/22/2025		700	743
3.250% due 10/26/2026		1,000	1,078
4.000% due 04/17/2025		3,700	4,079

			9,945

Total Saudi Arabia (Cost $11,400)			11,889

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SINGAPORE 0.4%

CORPORATE BONDS & NOTES 0.4%

BOC Aviation Ltd.
1.252% (US0003M + 1.050%) due 05/04/2021 ~		$300	$300
2.375% due 09/15/2021		400	402
2.750% due 09/18/2022		300	306
3.500% due 09/18/2027		600	637

DBS Bank Ltd.
3.300% due 11/27/2021		1,000	1,020

Oversea-Chinese Banking Corp. Ltd.
0.648% (US0003M + 0.450%) due 05/17/2021 ~		1,700	1,706

PSA Treasury Pte Ltd.
2.500% due 04/12/2026		1,400	1,463

Total Singapore (Cost $5,664)			5,834

SLOVENIA 0.4%

SOVEREIGN ISSUES 0.4%

Slovenia Government International Bond
5.250% due 02/18/2024		$5,177	5,863

Total Slovenia (Cost $5,252)			5,863

SOUTH AFRICA 0.1%

SOVEREIGN ISSUES 0.1%

South Africa Government International Bond
4.850% due 09/30/2029		$1,100	1,110

Total South Africa (Cost $1,100)			1,110

SOUTH KOREA 1.9%

SOVEREIGN ISSUES 1.9%

Korea Government International Bond
2.125% due 06/10/2027	KRW	3,015,000	2,724
2.375% due 12/10/2027		3,370,000	3,085
2.375% due 12/10/2028		12,640,000	11,582
2.625% due 06/10/2028		6,030,000	5,618
5.500% due 03/10/2028		3,370,000	3,694

Korea Hydro & Nuclear Power Co. Ltd.
3.750% due 07/25/2023		$500	536

Total South Korea (Cost $26,996)			27,239

SPAIN 4.1%

CORPORATE BONDS & NOTES 0.4%

Banco Bilbao Vizcaya Argentaria S.A.
5.875% due 09/24/2023 •(h)(i)	EUR	1,200	1,502
6.000% due 03/29/2024 •(h)(i)		800	1,019

Banco de Sabadell S.A.
0.875% due 07/22/2025		200	239
1.125% due 03/11/2027 •		100	120
1.750% due 05/10/2024		100	121

Banco Santander S.A.
1.849% due 03/25/2026		$800	799
3.848% due 04/12/2023		600	638

Merlin Properties Socimi S.A.
2.225% due 04/25/2023	EUR	600	732

			5,170

		SHARES
PREFERRED SECURITIES 0.2%

Banco Bilbao Vizcaya Argentaria S.A.
8.875% due 04/14/2021 •(h)(i)		2,600,000	3,058

CaixaBank S.A.
5.875% due 10/09/2027 •(h)(i)		400,000	530

			3,588

148	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

March 31, 2021

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SOVEREIGN ISSUES 3.5%

Autonomous Community of Catalonia
4.220% due 04/26/2035 (k)	EUR	500	$784
4.900% due 09/15/2021		3,650	4,377

Spain Government International Bond
0.250% due 07/30/2024		5,500	6,596
0.750% due 07/30/2021		1,100	1,295
0.800% due 07/30/2027		1,400	1,736
1.250% due 10/31/2030		7,200	9,226
1.400% due 07/30/2028		12,000	15,510
1.450% due 10/31/2027		1,800	2,324
1.450% due 10/31/2071		2,300	2,501
1.850% due 07/30/2035		4,500	6,127

			50,476

Total Spain (Cost $54,942)			59,234

SUPRANATIONAL 0.9%

CORPORATE BONDS & NOTES 0.9%

European Union
0.000% due 06/02/2028 (e)	EUR	4,100	4,915
0.200% due 06/04/2036		3,200	3,734
0.300% due 11/04/2050		2,100	2,333
0.450% due 05/02/2046		1,500	1,749

Total Supranational (Cost $13,401)			12,731

SWITZERLAND 1.0%

CORPORATE BONDS & NOTES 1.0%

Credit Suisse AG
6.500% due 08/08/2023 (i)		$4,800	5,297

Credit Suisse Group AG
2.193% due 06/05/2026 •		2,500	2,543
3.800% due 06/09/2023		1,200	1,274
3.869% due 01/12/2029 •		400	429
6.250% due 12/18/2024 •(h)(i)		200	214
7.500% due 07/17/2023 •(h)(i)		600	636

UBS AG
5.125% due 05/15/2024 (i)		2,863	3,159
7.625% due 08/17/2022 (i)		550	600

UBS Group AG
7.125% due 08/10/2021 •(h)(i)		300	306

Total Switzerland (Cost $13,733)			14,458

UNITED ARAB EMIRATES 0.4%

CORPORATE BONDS & NOTES 0.1%

First Abu Dhabi Bank PJSC
3.000% due 03/30/2022		$1,600	1,642

SOVEREIGN ISSUES 0.3%

Emirate of Abu Dhabi Government International Bond
3.125% due 10/11/2027		2,300	2,501
3.125% due 04/16/2030		800	859
3.875% due 04/16/2050		700	762

			4,122

Total United Arab Emirates (Cost $5,352)			5,764

UNITED KINGDOM 13.9%

CORPORATE BONDS & NOTES 7.1%

Annington Funding PLC
1.650% due 07/12/2024	EUR	2,000	2,456

Barclays Bank PLC
7.625% due 11/21/2022 (i)		$6,400	7,026

Barclays PLC
3.250% due 02/12/2027	GBP	200	299
3.250% due 01/17/2033		700	1,060
3.375% due 04/02/2025 •	EUR	600	769
4.375% due 01/12/2026		$480	536
4.836% due 05/09/2028		1,100	1,227
4.972% due 05/16/2029 •		4,300	4,949

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.088% due 06/20/2030 •		$1,500	$1,700
7.125% due 06/15/2025 •(h)(i)	GBP	1,400	2,178
7.875% due 03/15/2022 •(h)(i)		$1,900	2,001
8.000% due 06/15/2024 •(h)(i)		800	888

British Telecommunications PLC
9.625% due 12/15/2030		1,200	1,850

Frontier Finance PLC
8.000% due 03/23/2022	GBP	1,187	1,681

HSBC Holdings PLC
1.189% (US0003M + 1.000%) due 05/18/2024 ~		$900	910
1.750% due 07/24/2027 •	GBP	1,400	1,949
4.041% due 03/13/2028 •		$1,000	1,095
4.300% due 03/08/2026		1,340	1,501
4.750% due 07/04/2029 •(h)(i)	EUR	500	648
4.950% due 03/31/2030		$300	351

Lloyds Bank PLC
4.875% due 03/30/2027	GBP	1,700	2,889

Lloyds Banking Group PLC
3.500% due 04/01/2026 •	EUR	1,000	1,325
4.050% due 08/16/2023		$750	809
4.375% due 03/22/2028		700	786
4.582% due 12/10/2025		2,874	3,212
4.650% due 03/24/2026		1,900	2,130
5.125% due 12/27/2024 •(h)(i)	GBP	600	865
7.875% due 06/27/2029 •(h)(i)		200	348

Nationwide Building Society
2.000% due 01/27/2023		$1,100	1,131
3.766% due 03/08/2024 •		3,000	3,171
3.960% due 07/18/2030 •		900	983
4.302% due 03/08/2029 •		1,900	2,105
5.875% due 12/20/2024 •(h)(i)	GBP	1,100	1,662

Natwest Group PLC
0.750% due 11/15/2025 •	EUR	3,600	4,299
1.751% (US0003M + 1.550%) due 06/25/2024 ~		$1,500	1,533
2.000% due 03/08/2023 •	EUR	1,000	1,195
2.000% due 03/04/2025 •		400	495
2.500% due 03/22/2023		2,641	3,250
3.875% due 09/12/2023		$700	751
5.076% due 01/27/2030 •		1,600	1,853
5.125% due 05/12/2027 •(h)(i)	GBP	2,000	2,904
6.000% due 12/29/2025 •(h)(i)		$1,700	1,870
8.000% due 08/10/2025 •(h)(i)		1,000	1,175
8.625% due 08/15/2021 •(h)(i)		400	410

Reckitt Benckiser Treasury Services PLC
2.375% due 06/24/2022		1,300	1,330

Santander UK Group Holdings PLC
1.089% due 03/15/2025 •		900	901
4.796% due 11/15/2024 •		6,000	6,606
7.375% due 06/24/2022 •(h)(i)	GBP	400	579

Santander UK PLC
0.599% (SONIO/N + 0.550%) due 02/12/2027 ~		2,500	3,496

Standard Chartered PLC
0.991% due 01/12/2025 •		$2,300	2,289
1.319% due 10/14/2023 •		3,100	3,124
1.456% due 01/14/2027 •		2,200	2,150

Tesco Property Finance PLC
5.411% due 07/13/2044	GBP	798	1,414
5.744% due 04/13/2040		477	864

Virgin Media Secured Finance PLC
5.000% due 04/15/2027		1,300	1,881

Yorkshire Building Society
1.250% due 06/11/2021	EUR	100	118

			100,977

NON-AGENCY MORTGAGE-BACKED SECURITIES 5.5%

Avon Finance PLC
0.949% due 09/20/2048 •	GBP	2,258	3,119

Business Mortgage Finance PLC
2.056% due 02/15/2041 •		953	1,309

Durham Mortgages B PLC
0.660% due 03/31/2054 •		2,074	2,855

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

EuroMASTR PLC
0.280% due 06/15/2040 •	GBP	236	$315

Eurosail PLC
1.030% due 06/13/2045 •		1,323	1,825

Finsbury Square PLC
0.849% due 03/16/2070 •		1,454	2,007
1.030% due 09/12/2068 •		843	1,165
1.048% due 06/16/2069 •		3,782	5,227

Hawksmoor Mortgages
1.100% due 05/25/2053 •		4,166	5,766

Lanark Master Issuer PLC
0.880% due 12/22/2069 •		1,417	1,957

Precise Mortgage Funding PLC
0.757% due 03/12/2055 •		1,318	1,815
1.249% due 12/12/2055 •		4,100	5,676

Residential Mortgage Securities PLC
0.881% due 03/20/2050 •		1,750	2,414
1.034% due 12/20/2046 •		1,640	2,263
1.284% due 09/20/2065 •		1,805	2,492
1.299% due 06/20/2070 •		2,288	3,184

Ripon Mortgages PLC
0.860% due 08/20/2056 •		5,948	8,213

RMAC PLC
0.780% due 06/12/2046 •		3,304	4,543

RMAC Securities PLC
0.334% due 06/12/2044 •		$198	187

Stratton Mortgage Funding PLC
0.949% due 07/20/2060 •	GBP	4,850	6,684

Towd Point Mortgage Funding
0.951% due 07/20/2045 •		4,958	6,854

Towd Point Mortgage Funding PLC
1.058% due 10/20/2051 •		2,880	3,997

Trinity Square PLC
0.899% due 07/15/2059 •		2,700	3,723

Uropa Securities PLC
0.277% due 06/10/2059 •		463	620
0.427% due 06/10/2059 •		120	160
0.627% due 06/10/2059 •		93	125
0.827% due 06/10/2059 •		100	134

			78,629

		SHARES
PREFERRED SECURITIES 0.0%

Nationwide Building Society
10.250% ~		2,380	607

		PRINCIPAL AMOUNT (000S)
SOVEREIGN ISSUES 1.3%

United Kingdom Gilt
0.625% due 10/22/2050		1,400	1,576
1.750% due 01/22/2049		1,900	2,843
4.250% due 12/07/2040		4,800	10,011
4.750% due 12/07/2038		2,100	4,517

			18,947

Total United Kingdom (Cost $187,306)			199,160

UNITED STATES 38.0%

ASSET-BACKED SECURITIES 2.7%

ACE Securities Corp. Home Equity Loan Trust
0.259% due 07/25/2036 •		$2,410	1,175

Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates
0.979% due 07/25/2034 •		397	398

Amortizing Residential Collateral Trust
0.809% due 10/25/2031 •		1	1

Argent Securities, Inc. Asset-Backed Pass-Through Certificates
0.929% due 02/25/2034 •		206	200

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2021	149

Schedule of Investments	PIMCO International Bond Fund (Unhedged)	(Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Bear Stearns Asset-Backed Securities Trust
0.509% due 09/25/2046 •		$550	$540

CIT Group Home Equity Loan Trust
0.649% due 06/25/2033 •		3	3

Citigroup Mortgage Loan Trust
0.169% due 07/25/2045 •		749	641
0.179% due 05/25/2037 •		86	69

Countrywide Asset-Backed Certificates
0.449% due 12/25/2036 ^•		50	40

Credit Suisse First Boston Mortgage Securities Corp.
0.729% due 01/25/2032 •		1	1
1.459% due 05/25/2044 •		826	810

Credit-Based Asset Servicing & Securitization LLC
0.238% due 07/25/2037 •		133	106

GSAMP Trust
0.239% due 12/25/2046 •		1,312	882
0.349% due 09/25/2036 •		1,914	931

Home Equity Asset Trust
0.709% due 11/25/2032 •		1	1

Home Equity Mortgage Trust
6.000% due 01/25/2037 ^þ		388	209

Merrill Lynch Mortgage Investors Trust
0.229% due 02/25/2037 •		39	16
0.269% due 09/25/2037 •		187	109
0.859% due 06/25/2036 •		109	109

Morgan Stanley ABS Capital, Inc. Trust
0.209% due 07/25/2036 •		57	29

Morgan Stanley Home Equity Loan Trust
0.459% due 04/25/2037 •		1,282	873

Morgan Stanley Mortgage Loan Trust
0.469% due 04/25/2037 •		393	171
5.919% due 09/25/2046 ^þ		1,503	585

Option One Mortgage Loan Trust
0.329% due 04/25/2037 •		1,481	1,193
0.979% due 05/25/2035 •		1,743	1,612

People’s Choice Home Loan Securities Trust
1.459% due 01/25/2035 •		1,080	1,077

Popular ABS Mortgage Pass-Through Trust
0.419% due 06/25/2047 ^•		1,769	1,650

Securitized Asset-Backed Receivables LLC Trust
0.159% due 12/25/2036 •		31	22
0.169% due 12/25/2036 ^•		29	10
0.239% due 05/25/2037 ^•		399	341

SMB Private Education Loan Trust
1.206% due 07/15/2053 •		677	690
1.290% due 07/15/2053		2,201	2,208

Soundview Home Loan Trust
0.169% due 11/25/2036 •		30	12

Structured Asset Securities Corp. Mortgage Loan Trust
1.615% due 04/25/2035 •		99	99

Terwin Mortgage Trust
1.049% due 11/25/2033 •		45	43

Towd Point Mortgage Trust
1.109% due 05/25/2058 •		1,737	1,754
1.636% due 04/25/2060 ~		2,870	2,895
2.710% due 01/25/2060 ~		2,655	2,743
2.900% due 10/25/2059 ~		10,387	10,867

Toyota Auto Loan Extended Note Trust
2.560% due 11/25/2031		3,500	3,702

Washington Mutual Asset-Backed Certificates Trust
0.169% due 10/25/2036 •		44	23

			38,840

CORPORATE BONDS & NOTES 6.8%

7-Eleven, Inc.
0.645% (US0003M + 0.450%) due 08/10/2022 ~		3,800	3,804
0.800% due 02/10/2024		1,700	1,695

AbbVie, Inc.
1.500% due 11/15/2023	EUR	300	366

American Airlines Pass-Through Trust
3.600% due 04/15/2031		$778	743

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

American Express Co.
0.802% (US0003M + 0.620%) due 05/20/2022 ~		$1,500	$1,509
2.750% due 05/20/2022		1,200	1,230

Aviation Capital Group LLC
1.141% (US0003M + 0.950%) due 06/01/2021 ~		1,200	1,200

BAT Capital Corp.
1.074% (US0003M + 0.880%) due 08/15/2022 ~		300	302

Bayer U.S. Finance LLC
0.831% (US0003M + 0.630%) due 06/25/2021 ~		700	701
1.194% (US0003M + 1.010%) due 12/15/2023 ~		1,200	1,217
3.875% due 12/15/2023		300	324
4.375% due 12/15/2028		2,500	2,825

Boeing Co.
1.167% due 02/04/2023		400	405
1.433% due 02/04/2024		1,500	1,519
1.950% due 02/01/2024		100	103
2.750% due 02/01/2026		1,600	1,648
3.250% due 02/01/2028		800	828

Brixmor Operating Partnership LP
4.125% due 06/15/2026		2,900	3,206

Broadcom, Inc.
2.450% due 02/15/2031		700	661
2.600% due 02/15/2033		700	653
3.459% due 09/15/2026		504	541

Campbell Soup Co.
3.650% due 03/15/2023		372	394

CenterPoint Energy Resources Corp.
3.550% due 04/01/2023		500	529

Charles Schwab Corp.
0.750% due 03/18/2024		900	905
2.000% due 03/20/2028		1,000	1,005

Charter Communications Operating LLC
1.855% (US0003M + 1.650%) due 02/01/2024 ~		800	822
3.700% due 04/01/2051		1,200	1,124
3.850% due 04/01/2061		400	367
4.464% due 07/23/2022		600	626
5.125% due 07/01/2049		800	901

Citibank N.A.
2.844% due 05/20/2022 •		300	301

Comcast Corp.
0.250% due 05/20/2027	EUR	1,200	1,421

CVS Health Corp.
3.700% due 03/09/2023		$137	145

D.R. Horton, Inc.
4.375% due 09/15/2022		600	627

Dell International LLC
6.100% due 07/15/2027		500	602

Discover Bank
3.350% due 02/06/2023		400	419

Emera U.S. Finance LP
2.700% due 06/15/2021		3,100	3,108

Equifax, Inc.
1.064% (US0003M + 0.870%) due 08/15/2021 ~		300	301

Equitable Holdings, Inc.
3.900% due 04/20/2023		130	138

Ford Motor Credit Co. LLC
0.000% due 05/14/2021 •	EUR	600	703
0.000% due 12/07/2022 •		100	115
0.183% due 11/15/2023 •		200	229
1.744% due 07/19/2024		400	472
2.748% due 06/14/2024	GBP	800	1,114
2.900% due 02/16/2028		$300	289
3.021% due 03/06/2024	EUR	2,700	3,307
3.087% due 01/09/2023		$600	611
3.096% due 05/04/2023		800	814
3.370% due 11/17/2023		900	924
3.375% due 11/13/2025		200	204
4.000% due 11/13/2030		900	894
4.134% due 08/04/2025		200	210
4.375% due 08/06/2023		800	839

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

General Mills, Inc.
3.200% due 04/16/2021		$200	$200
4.000% due 04/17/2025		100	111

General Motors Financial Co., Inc.
1.075% (US0003M + 0.850%) due 04/09/2021 ~		100	100
1.784% (US0003M + 1.550%) due 01/14/2022 ~		700	707

Goldman Sachs Group, Inc.
4.223% due 05/01/2029 •		1,400	1,571

Kilroy Realty LP
3.450% due 12/15/2024		200	214

Morgan Stanley
0.738% (CDOR03 + 0.300%) due 02/03/2023 ~(j)	CAD	8,100	6,454

NextEra Energy Capital Holdings, Inc.
0.908% (US0003M + 0.720%) due 02/25/2022 ~		$2,000	2,010

Northwell Healthcare, Inc.
4.260% due 11/01/2047		1,195	1,349

ONEOK, Inc.
4.550% due 07/15/2028		400	441

Oracle Corp.
2.300% due 03/25/2028 (j)		3,500	3,546
2.875% due 03/25/2031 (j)		600	611
3.950% due 03/25/2051 (j)		1,600	1,652

Pacific Gas & Electric Co.
2.100% due 08/01/2027		100	98
3.150% due 01/01/2026		100	104
3.500% due 06/15/2025		400	424
4.000% due 12/01/2046		200	186
4.250% due 03/15/2046		100	96
4.550% due 07/01/2030		400	434

Penske Truck Leasing Co. LP
3.950% due 03/10/2025		3,600	3,933

Sabine Pass Liquefaction LLC
6.250% due 03/15/2022		200	208

Santander Holdings USA, Inc.
3.400% due 01/18/2023		700	731

Southern California Edison Co.
0.650% (SOFRRATE + 0.640%) due 04/03/2023 ~(b)		100	100
0.700% due 04/03/2023 (b)		1,000	1,000
0.840% (SOFRRATE + 0.830%) due 04/01/2024 ~(b)		700	701

Southern Co.
2.950% due 07/01/2023		2,900	3,039

Southern Co. Gas Capital Corp.
2.450% due 10/01/2023		300	313

Southwest Airlines Co.
4.750% due 05/04/2023		600	648

Spirit AeroSystems, Inc.
3.950% due 06/15/2023		1,100	1,091

Sprint Spectrum Co. LLC
4.738% due 09/20/2029		700	752

Volkswagen Group of America Finance LLC
1.141% (US0003M + 0.940%) due 11/12/2021 ~		1,900	1,910
3.350% due 05/13/2025		2,500	2,686
4.000% due 11/12/2021		1,500	1,533

Walt Disney Co.
1.750% due 01/13/2026		500	512
3.500% due 05/13/2040		300	318
3.600% due 01/13/2051		400	427

Wells Fargo Bank N.A.
2.082% due 09/09/2022 •		3,600	3,628

Zimmer Biomet Holdings, Inc.
3.150% due 04/01/2022		1,600	1,635
3.550% due 04/01/2025		1,500	1,626

			97,039

150	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

March 31, 2021

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
LOAN PARTICIPATIONS AND ASSIGNMENTS 0.2%

Avolon TLB Borrower (U.S.) LLC
3.250% (LIBOR03M + 2.500%) due 12/01/2027 ~	$1,596	$1,598

CenturyLink, Inc.
2.359% (LIBOR03M + 2.250%) due 03/15/2027 ~	1,143	1,131

		2,729

MUNICIPAL BONDS & NOTES 0.0%

Iowa Tobacco Settlement Authority Revenue Bonds, Series 2005
6.500% due 06/01/2023	320	325

NON-AGENCY MORTGAGE-BACKED SECURITIES 4.9%

Adjustable Rate Mortgage Trust
3.201% due 09/25/2035 ^~	74	71
3.609% due 07/25/2035 ~	69	72

American Home Mortgage Assets Trust
0.489% due 09/25/2046 ^•	687	668

American Home Mortgage Investment Trust
1.701% due 09/25/2045 •	42	42

Banc of America Funding Trust
2.898% due 11/20/2034 ~	324	325
3.177% due 10/20/2046 ^~	625	547
3.376% due 01/20/2047 ^~	95	91
5.500% due 09/25/2035	522	557
5.750% due 11/25/2035	327	339
6.000% due 08/25/2036 ^	99	101

Banc of America Mortgage Trust
2.993% due 09/25/2035 ^~	105	104
3.136% due 07/25/2035 ~	49	43

BCAP LLC Trust
1.240% due 01/26/2047 •	361	340
5.250% due 02/26/2036 ~	635	402

Bear Stearns Adjustable Rate Mortgage Trust
2.519% due 02/25/2033 ~	2	2
2.664% due 05/25/2034 ~	70	65
2.694% due 10/25/2033 ~	38	39
2.876% due 02/25/2034 ~	6	6
3.022% due 11/25/2034 ~	517	449
3.056% due 02/25/2036 ^~	146	145
3.146% due 05/25/2033 ~	31	31
3.180% due 05/25/2034 ~	129	127

Bear Stearns ALT-A Trust
3.042% due 08/25/2036 ^~	57	43
3.044% due 11/25/2035 ^~	35	31
3.256% due 11/25/2036 ^~	1,177	809
3.393% due 11/25/2036 ^~	336	232
3.453% due 08/25/2036 ^~	1,023	684

Bear Stearns Structured Products, Inc. Trust
2.757% due 01/26/2036 ^~	71	61

BellaVista Mortgage Trust
0.610% due 05/20/2045 •	18	13

Chase Mortgage Finance Trust
2.811% due 02/25/2037 ~	156	159
3.329% due 07/25/2037 ~	90	85

Citicorp Mortgage Securities Trust
6.000% due 04/25/2037 ^	62	62

Citigroup Mortgage Loan Trust
3.056% due 08/25/2035 ~	83	87

Citigroup Mortgage Loan Trust, Inc.
2.220% due 09/25/2035 •	160	168

Citigroup Mortgage Loan Trust, Inc. Mortgage Pass-Through Certificates
2.554% due 09/25/2035 ^~	727	698

Commercial Mortgage Trust
0.612% due 03/10/2046 ~(a)	12,000	133
1.313% due 01/10/2046 ~(a)	8,493	144

Countrywide Alternative Loan Trust
0.269% due 02/25/2047 •	266	249
0.279% due 05/25/2047 •	246	234
0.309% due 06/25/2037 •	750	711

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.369% due 07/25/2046 ^•	$751	$511
0.391% due 09/20/2046 •	1,154	779
0.459% due 05/25/2037 ^•	406	145
0.509% due 06/25/2036 ^•	250	109
0.529% due 05/25/2035 •	768	746
0.529% due 07/25/2046 ^•	37	35
0.529% due 07/25/2046 •	629	600
0.531% due 03/20/2046 •	44	38
0.669% due 12/25/2035 •	29	29
1.659% due 08/25/2035 •	195	191
1.759% due 11/25/2035 •	306	285
2.299% due 11/25/2035 •	218	207
5.250% due 06/25/2035 ^	125	120
6.250% due 08/25/2037 ^	402	308
6.500% due 08/25/2032	52	53

Countrywide Home Loan Mortgage Pass-Through Trust
0.549% due 05/25/2035 ^•	51	40
0.689% due 04/25/2035 •	34	32
0.749% due 03/25/2035 •	644	583
0.769% due 02/25/2035 •	117	117
0.789% due 02/25/2035 •	45	42
0.789% due 03/25/2036 •	96	56
2.195% due 02/20/2036 ^•	205	182
2.660% due 11/20/2034 ~	73	73
2.742% due 04/20/2036 ^~	62	57
2.769% due 11/25/2034 ~	20	21
3.023% due 09/25/2047 ^~	362	349
3.024% due 08/25/2034 ^~	6	6
3.115% due 08/25/2034 ^~	24	24

Credit Suisse First Boston Mortgage Securities Corp.
6.000% due 12/25/2035	143	138

Credit Suisse First Boston Mortgage-Backed Pass-Through Certificates
2.595% due 07/25/2033 ~	6	6

Credit Suisse Mortgage Capital Trust
6.500% due 07/26/2036 ^	594	231

DBUBS Mortgage Trust
0.648% due 11/10/2046 ~(a)	4,665	0

Deutsche ALT-A Securities, Inc. Mortgage Loan Trust
5.500% due 12/25/2035 ^	311	303

Deutsche ALT-B Securities, Inc. Mortgage Loan Trust
0.209% due 10/25/2036 ^•	40	31
6.800% due 07/25/2036 ^þ	245	239

First Horizon Alternative Mortgage Securities Trust
2.687% due 08/25/2035 ^~	431	403

GreenPoint Mortgage Funding Trust
0.289% due 01/25/2037 •	588	568
0.309% due 12/25/2046 ^•	839	802
0.529% due 04/25/2036 •	360	352
0.549% due 06/25/2045 •	165	155
0.649% due 11/25/2045 •	46	42

GreenPoint Mortgage Funding Trust Pass-Through Certificates
2.684% due 10/25/2033 ~	20	21

GS Mortgage Securities Corp.
0.207% due 05/03/2032 ~(a)	65,000	695
1.486% due 02/10/2046 ~(a)	13,916	313

GS Mortgage Securities Trust
1.929% due 11/10/2045 ~(a)	17,428	386

GSR Mortgage Loan Trust
0.629% due 08/25/2046 •	567	342
1.840% due 03/25/2033 •	62	64
2.929% due 09/25/2035 ~	72	74
3.049% due 05/25/2035 ~	111	109

HarborView Mortgage Loan Trust
0.300% due 09/19/2037 •	629	614
0.301% due 07/21/2036 •	36	43
0.590% due 03/19/2036 ^•	82	82
0.670% due 02/19/2036 •	284	203
0.731% due 11/19/2035 •	510	473
0.810% due 01/19/2035 •	25	23
2.726% due 07/19/2035 ^~	3	3
3.418% due 07/19/2035 ^~	50	43

HomeBanc Mortgage Trust
0.469% due 12/25/2036 •	10	10

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Impac CMB Trust
0.769% due 03/25/2035 •	$17	$17
0.889% due 10/25/2034 •	146	148

IndyMac Mortgage Loan Trust
0.349% due 06/25/2037 •	327	327
0.359% due 02/25/2037 •	1,032	826
0.399% due 11/25/2036 ^•	265	249
0.529% due 05/25/2046 •	862	839
2.910% due 12/25/2034 ~	62	65
2.994% due 08/25/2035 ~	155	144
3.066% due 11/25/2035 ^~	266	249

JP Morgan Alternative Loan Trust
0.589% due 10/25/2036 •	1,886	1,877
2.799% due 12/25/2035 ^~	1,477	1,270
5.500% due 11/25/2036 ^~	8	5

JP Morgan Chase Commercial Mortgage Securities Trust
0.949% due 12/15/2047 ~(a)	48,299	669

JP Morgan Mortgage Trust
0.409% due 10/25/2035 •	1,816	1,535
2.149% due 11/25/2033 ~	37	38
2.920% due 02/25/2036 ^~	285	253
2.995% due 08/25/2035 ~	158	164
3.051% due 07/27/2037 ~	579	570
3.061% due 10/25/2035 ~	86	90
3.171% due 07/25/2035 ~	88	88

Lehman XS Trust
0.429% due 11/25/2046 ^•	765	660

MASTR Adjustable Rate Mortgages Trust
0.319% due 04/25/2046 •	147	136
0.789% due 05/25/2047 ^•	918	1,077

MASTR Alternative Loan Trust
0.509% due 03/25/2036 ^•	418	24

Mellon Residential Funding Corp. Mortgage Pass-Through Trust
0.546% due 12/15/2030 •	1	1

Merrill Lynch Mortgage Investors Trust
1.925% due 02/25/2033 ~	43	43
2.694% due 06/25/2037 ~	101	104
3.544% due 06/25/2035 ~	121	123

Merrill Lynch Mortgage-Backed Securities Trust
3.055% due 04/25/2037 ^~	20	21

MF1 Multifamily Housing Mortgage Loan Trust
0.958% due 07/15/2036 •	1,800	1,806

MFA Trust
1.381% due 04/25/2065 ~	3,923	3,960
1.947% due 04/25/2065 ~	1,502	1,519

Morgan Stanley Bank of America Merrill Lynch Trust
1.026% due 05/15/2046 ~(a)	43,411	705
1.326% due 02/15/2046 ~(a)	16,173	305

New Residential Mortgage Loan Trust
2.750% due 07/25/2059 ~	3,350	3,497
2.750% due 11/25/2059 ~	2,864	2,990

Nomura Asset Acceptance Corp. Alternative Loan Trust
2.325% due 02/25/2036 ^~	81	72
2.331% due 10/25/2035 ~	179	180
3.295% due 08/25/2035 ~	121	126
5.820% due 03/25/2047 þ	294	302
6.138% due 03/25/2047 þ	251	258

One New York Plaza Trust
1.056% due 01/15/2026 •	3,700	3,729

Residential Accredit Loans, Inc. Trust
0.259% due 02/25/2047 •	946	504
0.529% due 04/25/2046 •	65	26
1.272% due 10/25/2037 ~	563	542
3.187% due 08/25/2035 ^~	110	60
4.361% due 09/25/2035 ^~	50	43
6.000% due 06/25/2036	548	525
6.000% due 06/25/2037 ^	325	314

Residential Asset Securitization Trust
6.250% due 10/25/2036 ^	155	152
6.500% due 08/25/2036 ^	668	327

Residential Funding Mortgage Securities, Inc. Trust
2.803% due 06/25/2035 ~	147	137
3.216% due 09/25/2035 ^~	175	135

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2021	151

Schedule of Investments	PIMCO International Bond Fund (Unhedged)	(Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Sequoia Mortgage Trust
0.811% due 07/20/2033 •	$129	$129
2.789% due 04/20/2035 ~	41	43

Structured Adjustable Rate Mortgage Loan Trust
0.549% due 05/25/2037 •	37	37
1.659% due 01/25/2035 ^•	19	18
1.701% due 10/25/2037 ^•	215	210
2.455% due 04/25/2034 ~	105	107
2.578% due 02/25/2034 ~	61	62
3.003% due 04/25/2035 ~	640	653

Structured Asset Mortgage Investments Trust
0.329% due 09/25/2047 •	73	67
0.489% due 07/25/2046 ^•	588	514
0.529% due 04/25/2036 •	130	124
0.569% due 05/25/2045 •	217	217
0.610% due 07/19/2035 •	88	85
0.690% due 07/19/2034 •	4	4
0.729% due 12/25/2035 ^•	14	14
1.759% due 08/25/2047 ^•	1,042	1,022

Structured Asset Securities Corp. Mortgage Loan Trust
0.399% due 10/25/2036 •	1,073	962

TBW Mortgage-Backed Trust
6.470% due 09/25/2036 ^þ	189	9

Thornburg Mortgage Securities Trust
1.529% due 06/25/2047 ^•	1,030	924

UBS-Barclays Commercial Mortgage Trust
1.600% due 12/10/2045 ~(a)	48,364	900

UBS-Citigroup Commercial Mortgage Trust
2.128% due 01/10/2045 ~(a)	11,008	31

WaMu Mortgage Pass-Through Certificates Trust
0.669% due 11/25/2045 •	172	167
0.689% due 07/25/2045 •	301	297
0.689% due 10/25/2045 •	66	66
0.729% due 01/25/2045 •	69	69
0.749% due 01/25/2045 •	47	47
0.849% due 11/25/2034 •	414	421
1.089% due 11/25/2034 •	280	285
1.189% due 12/25/2046 •	224	214
1.319% due 05/25/2046 •	566	567
1.659% due 06/25/2042 •	29	29
1.659% due 08/25/2042 •	27	27
1.957% due 11/25/2046 •	107	105
1.960% due 12/25/2046 •	402	390
2.408% due 03/25/2034 ~	159	162
2.710% due 03/25/2035 ~	179	187
2.736% due 12/25/2036 ^~	23	22
2.943% due 02/25/2037 ^~	301	280
2.989% due 08/25/2034 ~	170	175
3.083% due 12/25/2035 ~	384	390
3.129% due 04/25/2037 ^~	643	604
3.147% due 03/25/2036 ^~	718	721
3.180% due 02/25/2037 ^~	208	205
3.707% due 06/25/2033 ~	22	22

Washington Mutual Mortgage Pass-Through Certificates Trust
0.609% due 07/25/2046 ^•	1	4
1.199% due 07/25/2046 ^•	338	239
1.229% due 05/25/2046 ^•	1,111	965
6.000% due 10/25/2035 ^	368	296

Wells Fargo Alternative Loan Trust
5.750% due 07/25/2037 ^	74	74

Wells Fargo-RBS Commercial Mortgage Trust
0.346% due 03/15/2048 ~(a)	26,228	159
1.170% due 03/15/2045 ~(a)	42,953	738

		69,560

	SHARES
PREFERRED SECURITIES 0.5%

AT&T, Inc.
2.875% due 03/02/2025 •(h)	1,700,000	1,994

Bank of America Corp.
5.875% due 03/15/2028 •(h)	1,900,000	2,074

Wells Fargo & Co.
3.900% due 03/15/2026 •(h)	3,600,000	3,638

		7,706

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
U.S. GOVERNMENT AGENCIES 17.1%

Fannie Mae
0.178% due 07/25/2037 •	$152	$149
0.229% due 03/25/2034 •	2	2
0.259% due 08/25/2034 •	2	2
0.509% due 06/25/2029 - 06/25/2036 •	56	56
1.579% due 06/01/2043 - 10/01/2044 •	71	73
1.753% due 03/01/2033 •	28	28
1.801% due 12/01/2034 •	10	10
2.217% due 09/01/2035 •	15	16
2.350% due 05/01/2026 •	1	1
2.419% due 01/25/2022 ~(a)	2,337	21
2.562% due 06/01/2035 •	18	18
2.614% due 11/01/2034 •	248	265
3.000% due 03/01/2060	1,852	2,004
3.500% due 01/01/2059	4,096	4,494
4.060% due 12/01/2036 •	15	16
6.000% due 04/25/2043 - 07/25/2044	361	415
6.500% due 06/25/2044	6	7

Freddie Mac
0.369% due 08/25/2031 •	12	11
0.473% due 01/15/2038 •	782	784
0.556% due 12/15/2031 •	16	15
0.706% due 12/15/2037 •	158	160
0.791% due 09/25/2022 ~(a)	20,350	201
0.953% due 11/25/2022 ~(a)	25,377	296
1.459% due 10/25/2044 •	313	318
2.265% due 10/01/2035 •	19	19
2.301% due 11/01/2035 •	28	28
2.365% due 09/01/2035 •	11	12
2.375% due 03/01/2036 •	191	191
2.382% due 01/15/2038 ~(a)	782	51
2.555% due 06/01/2024 - 08/01/2035 •	16	16

Ginnie Mae
2.125% due 10/20/2029 •	5	5
3.000% due 07/20/2046 - 05/20/2047	132	135
6.000% due 08/20/2034	1,979	2,250

Uniform Mortgage-Backed Security
2.500% due 11/01/2050 - 02/01/2051	14,340	14,770
2.500% due 12/01/2050 (k)	8,266	8,498
3.000% due 10/01/2049 (k)	2,918	3,107
3.500% due 10/01/2034 - 07/01/2050	5,157	5,490
4.000% due 01/01/2048	50	54
4.000% due 06/01/2050 (k)	2,384	2,563

Uniform Mortgage-Backed Security, TBA
2.000% due 04/01/2051	41,200	41,126
2.500% due 05/01/2051	700	717
3.000% due 04/01/2051	24,741	25,772
4.000% due 04/01/2051 - 05/01/2051	120,680	129,487

		243,653

U.S. TREASURY OBLIGATIONS 5.8%

U.S. Treasury Bonds
1.375% due 11/15/2040 (k)	6,800	5,786
1.625% due 11/15/2050 (k)	1,900	1,584
1.875% due 02/15/2041 (k)	1,900	1,770

U.S. Treasury Inflation Protected Securities (g)
0.125% due 07/15/2030 (o)	510	554
0.250% due 02/15/2050 (o)	25	27
0.500% due 01/15/2028 (k)(m)(o)	21,525	23,987
0.750% due 02/15/2045 (o)	56	64
1.000% due 02/15/2048 (k)	1,167	1,454
1.375% due 02/15/2044 (m)(o)	2,020	2,644
2.500% due 01/15/2029 (o)	5,604	7,175
3.875% due 04/15/2029 (k)(o)	1,909	2,681

U.S. Treasury Notes
0.125% due 12/15/2023 (k)(m)(o)	7,100	7,070
0.625% due 05/15/2030 (k)	7,500	6,827
2.000% due 08/15/2025 (k)(m)(o)	9,500	10,013

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.000% due 11/15/2026 (k)(m)(o)		$5,300	$5,562
2.250% due 11/15/2025 (o)		200	213
2.625% due 06/15/2021 (o)		47	47
2.875% due 04/30/2025 (k)(m)(o)		4,200	4,574

U.S. Treasury STRIPS
0.000% due 05/15/2026 (a)(k)(m)		1,442	1,367

			83,399

Total United States (Cost $532,530)			543,251

SHORT-TERM INSTRUMENTS 2.1%

ARGENTINA TREASURY BILLS 0.0%
19.754% due 06/30/2021 - 09/13/2021 (d)(e)	ARS	84,515	590

ISRAEL TREASURY BILLS 1.0%
(0.026)% due 11/30/2021 - 02/02/2022 (d)(e)	ILS	46,000	13,765

JAPAN TREASURY BILLS 0.3%
(0.096)% due 06/21/2021 (e)(f)	JPY	540,000	4,878

U.S. TREASURY CASH MANAGEMENT BILLS 0.8%
0.016% due 07/06/2021 (d)(e)(o)		$11,283	11,283

Total Short-Term Instruments (Cost $30,914)			30,516

Total Investments in Securities (Cost $1,634,378)			1,694,628

		SHARES
INVESTMENTS IN AFFILIATES 0.9%

SHORT-TERM INSTRUMENTS 0.9%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 0.9%

PIMCO Short Asset Portfolio		60,996	612

PIMCO Short-Term Floating NAV Portfolio III		1,221,787	12,047

Total Short-Term Instruments (Cost $12,653)			12,659

Total Investments in Affiliates (Cost $12,653)			12,659

Total Investments 119.6% (Cost $1,647,031)			$1,707,287

Financial Derivative Instruments (l)(n) (2.1)% (Cost or Premiums, net $1,332)			(29,951)

Other Assets and Liabilities, net (17.5)%			(249,506)

Net Assets 100.0%			$1,427,830

152	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

March 31, 2021

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
«	Security valued using significant unobservable inputs (Level 3).
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
(a)	Security is an Interest Only (“IO”) or IO Strip.
(b)	When-issued security.
(c)	Payment in-kind security.
(d)	Coupon represents a weighted average yield to maturity.
(e)	Zero coupon security.
(f)	Coupon represents a yield to maturity.
(g)	Principal amount of security is adjusted for inflation.
(h)	Perpetual maturity; date shown, if applicable, represents next contractual call date.
(i)	Contingent convertible security.

(j)  RESTRICTED SECURITIES:

Issuer Description	Coupon	Maturity Date	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
Deutsche Bank AG	2.129%	11/24/2026	11/17/2020	$1,900	$1,906	0.14%
Deutsche Bank AG	3.729	01/14/2032	01/11/2021	2,400	2,330	0.16
Morgan Stanley	0.738	02/03/2023	01/30/2020	6,140	6,454	0.45
Oracle Corp.	2.300	03/25/2028	03/22/2021	3,491	3,546	0.25
Oracle Corp.	2.875	03/25/2031	03/22/2021	599	611	0.04
Oracle Corp.	3.950	03/25/2051	03/22/2021	1,597	1,652	0.12

				$16,127	$16,499	1.16%

BORROWINGS AND OTHER FINANCING TRANSACTIONS

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate(1)	Settlement Date	Maturity Date		Amount Borrowed(1)		Payable for Reverse Repurchase Agreements
BOM	0.070%	03/22/2021	04/22/2021			$(2,003)	$(2,003)
	0.100	02/18/2021	04/19/2021			(3,313)	(3,313)
BOS	(0.010)	03/18/2021	04/01/2021			(1,558)	(1,558)
BRC	0.090	03/24/2021	04/14/2021			(13,850)	(13,850)
DBL	(1.350)	05/13/2020	TBD	(2)	EUR	(565)	(655)
GRE	0.070	03/23/2021	04/06/2021			$(8,560)	(8,560)
	0.080	03/18/2021	04/19/2021			(7,302)	(7,303)
IND	0.060	03/25/2021	04/05/2021			(1,721)	(1,721)
	0.090	03/09/2021	04/08/2021			(3,288)	(3,288)
	0.100	02/11/2021	04/12/2021			(7,650)	(7,651)
JPS	0.120	02/02/2021	04/05/2021			(15,424)	(15,427)

Total Reverse Repurchase Agreements							$(65,329)

SALE-BUYBACK TRANSACTIONS:

Counterparty	Borrowing Rate(1)	Borrowing Date	Maturity Date	Amount Borrowed(1)	Payable for Sale-Buyback Transactions
BPG	0.090%	03/23/2021	04/06/2021	$(673)	$(673)
GSC	(0.050)	03/25/2021	04/01/2021	(1,802)	(1,802)
UBS	0.070	03/23/2021	04/22/2021	(3,014)	(3,014)

Total Sale-Buyback Transactions					$(5,489)

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2021	153

Schedule of Investments	PIMCO International Bond Fund (Unhedged)	(Cont.)

SHORT SALES:

Description	Coupon	Maturity Date	Principal Amount		Proceeds	Payable for Short Sales(3)
Canada (0.5)%
Sovereign Issues (0.5)%
Canada Government International Bond	2.750%	12/01/2048	CAD	7,400	$(7,217)	$(6,936)

United States (10.6)%
U.S. Government Agencies (10.6)%
Fannie Mae, TBA	3.000%	06/01/2051	$	27,541	(28,699)	(28,677)
Ginnie Mae, TBA	2.500	04/01/2051		4,700	(4,844)	(4,850)
Uniform Mortgage-Backed Security, TBA	2.000	04/01/2051		58,200	(58,974)	(58,095)
Uniform Mortgage-Backed Security, TBA	2.000	05/01/2051		19,250	(19,221)	(19,180)
Uniform Mortgage-Backed Security, TBA	2.500	05/01/2051		23,400	(24,027)	(23,964)
Uniform Mortgage-Backed Security, TBA	3.000	04/01/2051		241	(255)	(251)
Uniform Mortgage-Backed Security, TBA	3.000	05/01/2051		2,459	(2,561)	(2,562)
Uniform Mortgage-Backed Security, TBA	3.500	05/01/2051		13,000	(13,766)	(13,738)

Total United States					(152,347)	(151,317)

Total Short Sales (11.1)%					$(159,564)	$(158,253)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of March 31, 2021:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Payable for Short Sales(3)	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(4)
Global/Master Repurchase Agreement
BOM	$0	$(5,316)	$0	$0	$(5,316)	$5,253	$(63)
BOS	0	(1,558)	0	0	(1,558)	1,584	26
BRC	0	(13,850)	0	0	(13,850)	14,168	318
DBL	0	(655)	0	0	(655)	558	(97)
GRE	0	(15,863)	0	0	(15,863)	15,750	(113)
IND	0	(12,660)	0	0	(12,660)	12,505	(155)
JPS	0	(15,427)	0	0	(15,427)	15,430	3

Master Securities Forward Transaction Agreement
BPG	0	0	(673)	0	(673)	669	(4)
GSC	0	0	(1,802)	0	(1,802)	1,770	(32)
TOR	0	0	0	(6,936)	(6,936)	(560)	(7,496)
UBS	0	0	(3,014)	0	(3,014)	3,004	(10)

Total Borrowings and Other Financing Transactions	$0	$(65,329)	$(5,489)	$(6,936)

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
Sovereign Issues	$0	$0	$0	$(655)	$(655)
U.S. Government Agencies	0	(13,850)	0	0	(13,850)
U.S. Treasury Obligations	(1,558)	(49,266)	0	0	(50,824)

Total	$(1,558)	$(63,116)	$0	$(655)	$(65,329)

Sale-Buyback Transactions
U.S. Treasury Obligations	(1,802)	(3,687)	0	0	(5,489)

Total	$(1,802)	$(3,687)	$0	$0	$(5,489)

Total Borrowings	$(3,360)	$(66,803)	$0	$(655)	$(70,818)

Payable for reverse repurchase agreements and sale-buyback financing transactions					$(70,818)

(k)	Securities with an aggregate market value of $70,915 have been pledged as collateral under the terms of the above master agreements as of March 31, 2021.

154	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

March 31, 2021

(1)

The average amount of borrowings outstanding during the period ended March 31, 2021 was $(110,524) at a weighted average interest rate of (0.164%).Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(2)	Open maturity reverse repurchase agreement.
(3)	Payable for short sales includes $59 of accrued interest.
(4)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(l)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

WRITTEN OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Notional Amount	Premiums (Received)	Market Value
Put - CME 90-Day Eurodollar April 2021 Futures	$98.500	04/16/2021	28	$70	$(6)	$(9)
Call - CME 90-Day Eurodollar April 2021 Futures	99.000	04/16/2021	28	70	(3)	0

Total Written Options					$(9)	$(9)

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
90-Day Eurodollar March Futures	03/2022	29	$7,233	$(4)	$0	$0
Australia Government 10-Year Bond June Futures	06/2021	89	9,337	(35)	0	(71)
Call Options Strike @ EUR 114.200 on Euro-Schatz Bond June 2021 Futures(1)	05/2021	925	5	(1)	0	0
Call Options Strike @ EUR 172.000 on Euro-OAT France Government 10-Year Bond June 2021 Futures(1)	05/2021	47	1	0	0	0
Call Options Strike @ EUR 185.000 on Euro-Bund 10-Year Bond June 2021 Futures(1)	05/2021	285	3	0	0	0
Euro-BTP Italy Government Bond June Futures	06/2021	560	98,054	563	184	(309)
Euro-Buxl 30-Year Bond June Futures	06/2021	26	6,282	(55)	26	(37)
Japan Government 10-Year Bond June Futures	06/2021	78	106,484	198	0	(218)
U.S. Treasury 5-Year Note June Futures	06/2021	199	24,556	(299)	0	(33)
U.S. Treasury 10-Year Note June Futures	06/2021	371	48,578	(1,185)	0	(93)
U.S. Treasury 10-Year Ultra Long-Term Bond June Futures	06/2021	245	35,203	(1,129)	0	(84)
United Kingdom Long Gilt June Futures	06/2021	46	8,091	(92)	1	(33)

				$(2,039)	$211	$(878)

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
90-Day Eurodollar June Futures	06/2024	14	$(3,446)	$0	$0	$0
Australia Government 3-Year Note June Futures	06/2021	74	(6,579)	(2)	7	0
Euro-Bobl June Futures	06/2021	19	(3,010)	(1)	6	(2)
Euro-Bund 10-Year Bond June Futures	06/2021	348	(69,899)	73	253	(114)
Euro-OAT France Government 10-Year Bond June Futures	06/2021	84	(15,953)	34	50	(25)
Euro-Schatz June Futures	06/2021	771	(101,355)	(26)	59	(9)
U.S. Treasury Ultra Long-Term Bond June Futures	06/2021	34	(6,161)	363	39	0

				$441	$414	$(150)

Total Futures Contracts				$(1,598)	$625	$(1,028)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(2)

Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2021(4)	Notional Amount(5)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(6)	Variation Margin
										Asset	Liability
Rolls-Royce PLC	1.000%	Quarterly	12/20/2024	2.415%	EUR	400	$(2)	$(22)	$(24)	$1	$0
Ryder System, Inc.	1.000	Quarterly	06/20/2022	0.271		$900	16	(8)	8	0	0
Shell International Finance BV	1.000	Quarterly	12/20/2026	0.476	EUR	2,000	(36)	108	72	0	0
Tesco PLC	1.000	Quarterly	06/20/2025	0.569		2,500	(83)	138	55	0	0

							$(105)	$216	$111	$1	$0

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2021	155

Schedule of Investments	PIMCO International Bond Fund (Unhedged)	(Cont.)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - BUY PROTECTION(3)

Index/Tranches	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Notional Amount(5)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(6)	Variation Margin
									Asset	Liability
CDX.HY-35 5-Year Index	(5.000)%	Quarterly	12/20/2025	$	3,300	$(233)	$(71)	$(304)	$0	$(13)
CDX.IG-35 10-Year Index	(1.000)	Quarterly	12/20/2030		80,400	(492)	(78)	(570)	0	(110)
CDX.IG-36 10-Year Index	(1.000)	Quarterly	06/20/2031		6,800	(10)	(16)	(26)	0	(10)
iTraxx Europe Main 31 10-Year Index	(1.000)	Quarterly	06/20/2029	EUR	56,000	(308)	(740)	(1,048)	0	(96)

						$(1,043)	$(905)	$(1,948)	$0	$(229)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(2)

Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(5)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(6)	Variation Margin
									Asset	Liability
CDX.IG-35 5-Year Index	1.000%	Quarterly	12/20/2025	$	700	$16	$2	$18	$1	$0
CDX.IG-36 5-Year Index	1.000	Quarterly	06/20/2026		400	9	0	9	0	0

						$25	$2	$27	$1	$0

INTEREST RATE SWAPS -BASIS SWAPS

Pay Floating Rate Index	Receive Floating Rate Index	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
								Asset	Liability
3-Month USD-LIBOR	01-Month USD-LIBOR + 0.091%	Quarterly	03/18/2022	$343,600	$(3)	$(66)	$(69)	$0	$(12)
3-Month USD-LIBOR(7)	01-Month USD-LIBOR + 0.084%	Quarterly	04/26/2022	69,900	0	(11)	(11)	0	(2)
3-Month USD-LIBOR	01-Month USD-LIBOR + 0.084%	Quarterly	06/12/2022	13,800	0	(3)	(3)	0	0
3-Month USD-LIBOR	01-Month USD-LIBOR + 0.070%	Quarterly	06/12/2022	9,900	0	0	0	0	0
3-Month USD-LIBOR	01-Month USD-LIBOR + 0.085%	Quarterly	06/19/2022	49,900	4	(16)	(12)	1	0
3-Month USD-LIBOR(7)	01-Month USD-LIBOR + 0.073%	Quarterly	04/27/2023	35,300	0	(2)	(2)	3	0
3-Month USD-LIBOR(7)	01-Month USD-LIBOR + 0.070%	Quarterly	03/07/2024	10,400	0	4	4	3	0
3-Month USD-LIBOR(7)	01-Month USD-LIBOR + 0.088%	Quarterly	09/06/2024	28,300	3	6	9	7	0
3-Month USD-LIBOR(7)	01-Month USD-LIBOR + 0.105%	Quarterly	09/27/2024	32,600	0	1	1	8	0
3-Month USD-LIBOR(7)	01-Month USD-LIBOR + 0.102%	Quarterly	10/04/2024	21,900	0	3	3	5	0

					$4	$(84)	$(80)	$27	$(14)

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Pay(7)	1-Day GBP-SONIO Compounded-OIS	0.000%	Annual	06/16/2023	GBP	25,400	$44	$(142)	$(98)	$0	$(5)
Pay(7)	1-Day GBP-SONIO Compounded-OIS	0.000	Annual	06/16/2026		12,300	3	(413)	(410)	0	(32)
Pay(7)	1-Day GBP-SONIO Compounded-OIS	0.250	Annual	06/16/2031		5,200	4	(398)	(394)	0	(28)
Pay(7)	1-Day GBP-SONIO Compounded-OIS	0.750	Annual	09/15/2031		9,400	12	(137)	(125)	0	(53)
Pay(7)	1-Day GBP-SONIO Compounded-OIS	0.500	Annual	06/16/2051		3,100	247	(765)	(518)	0	(41)
Receive(7)	1-Day GBP-SONIO Compounded-OIS	0.750	Annual	09/15/2051		4,100	168	159	327	56	0
Receive	1-Year BRL-CDI	2.850	Maturity	01/03/2022	BRL	42,100	0	79	79	0	(3)
Receive	1-Year BRL-CDI	2.859	Maturity	01/03/2022		112,900	0	206	206	0	(7)
Receive	1-Year BRL-CDI	2.860	Maturity	01/03/2022		54,600	0	102	102	0	(3)
Receive	1-Year BRL-CDI	2.870	Maturity	01/03/2022		30,500	0	56	56	0	(2)
Receive	1-Year BRL-CDI	2.871	Maturity	01/03/2022		41,200	0	75	75	0	(3)
Pay	1-Year BRL-CDI	3.300	Maturity	01/03/2022		571,600	(5)	(428)	(433)	37	0
Pay	1-Year BRL-CDI	3.345	Maturity	01/03/2022		13,200	0	(16)	(16)	1	0
Pay	1-Year BRL-CDI	3.350	Maturity	01/03/2022		268,600	(1)	(312)	(313)	17	0
Receive	1-Year BRL-CDI	3.360	Maturity	01/03/2022		89,900	(135)	175	40	0	(6)
Pay	1-Year BRL-CDI	3.700	Maturity	01/03/2022		167,200	(26)	(125)	(151)	11	0
Pay	3-Month CAD-Bank Bill	1.270	Semi-Annual	03/03/2022	CAD	9,100	0	58	58	0	0
Pay	3-Month CAD-Bank Bill	1.500	Semi-Annual	06/17/2022		3,200	14	25	39	0	0
Pay	3-Month CAD-Bank Bill	1.275	Semi-Annual	03/03/2025		18,400	0	55	55	0	(5)
Pay	3-Month CAD-Bank Bill	1.500	Semi-Annual	06/17/2025		7,700	(62)	139	77	0	(2)
Pay	3-Month CAD-Bank Bill	2.500	Semi-Annual	06/19/2029		11,300	575	(105)	470	0	(10)
Pay	3-Month CAD-Bank Bill	1.713	Semi-Annual	10/02/2029		7,500	1	(71)	(70)	0	(9)
Pay	3-Month CAD-Bank Bill	1.900	Semi-Annual	12/18/2029	CAD	21,800	213	(220)	(7)	0	(29)
Pay	3-Month CAD-Bank Bill	1.500	Semi-Annual	06/17/2030		21,900	(442)	(265)	(707)	0	(30)
Pay	3-Month CAD-Bank Bill	2.750	Semi-Annual	12/18/2048		6,900	93	173	266	0	(38)
Pay	3-Month CAD-Bank Bill	2.565	Semi-Annual	03/07/2049		2,600	0	10	10	0	(14)
Pay	3-Month NZD-BBR	0.528	Semi-Annual	03/17/2024	NZD	950	0	(2)	(2)	0	(1)
Receive	3-Month NZD-BBR	0.500	Semi-Annual	12/16/2025		1,250	(4)	25	21	4	0

156	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

March 31, 2021

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Pay	3-Month SEK-STIBOR	0.500%	Annual	06/19/2024	SEK	22,300	$52	$(10)	$42	$0	$(1)
Receive	3-Month USD-LIBOR	2.500	Semi-Annual	12/18/2021	$	57,600	(802)	(563)	(1,365)	0	(1)
Pay	3-Month USD-LIBOR	0.750	Semi-Annual	12/16/2022		3,300	35	0	35	0	0
Receive	3-Month USD-LIBOR	1.305	Semi-Annual	08/21/2023		18,500	0	(445)	(445)	5	0
Receive	3-Month USD-LIBOR	3.000	Semi-Annual	06/19/2024		13,600	(735)	(440)	(1,175)	8	0
Receive(7)	3-Month USD-LIBOR	1.298	Semi-Annual	08/25/2024		15,500	0	(290)	(290)	11	0
Receive(7)	3-Month USD-LIBOR	1.249	Semi-Annual	08/31/2024		17,950	0	(308)	(308)	13	0
Pay	3-Month USD-LIBOR	1.000	Semi-Annual	12/16/2025		27,500	708	(591)	117	0	(30)
Pay	3-Month USD-LIBOR	0.400	Semi-Annual	03/30/2026		2,150	32	36	68	3	0
Pay(7)	3-Month USD-LIBOR	0.500	Semi-Annual	06/16/2026		19,250	(370)	(233)	(603)	0	(31)
Receive	3-Month USD-LIBOR	1.750	Semi-Annual	12/21/2026		16,620	534	(1,127)	(593)	23	0
Pay	3-Month USD-LIBOR	0.400	Semi-Annual	01/15/2028		35,100	(281)	(2,027)	(2,308)	0	(43)
Receive	3-Month USD-LIBOR	2.250	Semi-Annual	06/20/2028		48,700	2,869	(5,858)	(2,989)	62	0
Receive	3-Month USD-LIBOR	1.500	Semi-Annual	12/18/2029		14,900	263	(143)	120	21	0
Receive	3-Month USD-LIBOR	2.000	Semi-Annual	01/15/2030		18,400	(87)	(513)	(600)	26	0
Receive	3-Month USD-LIBOR	1.000	Semi-Annual	12/16/2030		31,800	(297)	2,379	2,082	37	0
Receive	3-Month USD-LIBOR	1.000	Semi-Annual	12/16/2030		10,100	(132)	815	683	14	0
Receive	3-Month USD-LIBOR	1.120	Semi-Annual	02/02/2031		3,200	0	191	191	4	0
Receive	3-Month USD-LIBOR	1.160	Semi-Annual	02/02/2031		4,000	0	224	224	5	0
Receive	3-Month USD-LIBOR	0.750	Semi-Annual	03/30/2031		37,860	367	3,269	3,636	40	0
Receive(7)	3-Month USD-LIBOR	0.750	Semi-Annual	06/16/2031		17,700	901	881	1,782	18	0
Receive(7)	3-Month USD-LIBOR	0.750	Semi-Annual	06/16/2031		62,500	6,262	175	6,437	64	0
Pay(7)	3-Month USD-LIBOR	1.950	Semi-Annual	10/04/2031		1,630	0	6	6	6	0
Receive(7)	3-Month USD-LIBOR	1.720	Semi-Annual	10/15/2031		5,800	0	114	114	9	0
Receive(7)	3-Month USD-LIBOR	1.250	Semi-Annual	06/09/2041		6,500	120	889	1,009	18	0
Receive	3-Month USD-LIBOR	1.325	Semi-Annual	12/02/2050		2,300	(67)	527	460	8	0
Receive	3-Month USD-LIBOR	1.250	Semi-Annual	12/16/2050		4,100	12	862	874	12	0
Pay	3-Month USD-LIBOR	1.460	Semi-Annual	02/02/2051		4,500	(52)	(721)	(773)	0	(16)
Receive	3-Month USD-LIBOR	1.150	Semi-Annual	03/30/2051		11,100	346	2,315	2,661	29	0
Pay(7)	3-Month USD-LIBOR	1.250	Semi-Annual	06/16/2051		12,300	(2,702)	(81)	(2,783)	0	(45)
Receive(7)	3-Month USD-LIBOR	1.760	Semi-Annual	08/25/2051		2,250	0	238	238	7	0
Receive(7)	3-Month USD-LIBOR	1.950	Semi-Annual	08/31/2051		1,650	0	102	102	5	0
Receive(7)	3-Month USD-LIBOR	1.990	Semi-Annual	08/31/2051		1,800	0	95	95	5	0
Receive(7)	3-Month USD-LIBOR	2.010	Semi-Annual	09/17/2051		1,250	0	70	70	4	0
Receive(7)	3-Month USD-LIBOR	2.090	Semi-Annual	12/23/2051		2,000	0	73	73	6	0
Receive(7)	3-Month USD-LIBOR	1.620	Semi-Annual	01/27/2052		1,150	0	167	167	3	0
Pay	3-Month ZAR-JIBAR	7.250	Quarterly	06/20/2023	ZAR	21,800	8	77	85	1	0
Pay	3-Month ZAR-JIBAR	8.500	Quarterly	03/15/2027		17,900	(11)	142	131	0	(4)
Receive	6-Month AUD-BBR-BBSW	1.250	Semi-Annual	06/17/2030	AUD	12,700	(271)	647	376	84	0
Pay	6-Month CHF-LIBOR	0.500	Annual	09/16/2025	CHF	34,900	37	(173)	(136)	0	(15)
Pay	6-Month CHF-LIBOR	0.050	Annual	03/16/2026		15,000	262	125	387	0	(11)
Pay	6-Month CZK-PRIBOR	1.913	Annual	01/30/2029	CZK	33,000	0	18	18	0	(9)
Pay(7)	6-Month EUR-EURIBOR	0.500	Annual	06/16/2023	EUR	128,600	88	(117)	(29)	0	(32)
Pay(7)	6-Month EUR-EURIBOR	0.500	Annual	06/16/2026		130,800	(275)	(1,298)	(1,573)	0	(120)
Pay(7)	6-Month EUR-EURIBOR	0.250	Annual	06/16/2031		91,100	(934)	(2,718)	(3,652)	0	(161)
Pay(7)	6-Month EUR-EURIBOR	0.000	Annual	09/15/2031		26,600	(328)	(47)	(375)	0	(38)
Pay(7)	6-Month EUR-EURIBOR	0.060	Annual	11/17/2032		4,200	0	(167)	(167)	0	(8)
Receive	6-Month EUR-EURIBOR	0.450	Annual	12/15/2035		2,400	(214)	151	(63)	5	0
Receive	6-Month EUR-EURIBOR	0.000	Annual	03/17/2036		1,700	79	20	99	3	0
Receive(7)	6-Month EUR-EURIBOR	0.054	Annual	05/27/2050		650	0	105	105	1	0
Receive(7)	6-Month EUR-EURIBOR	0.000	Annual	06/16/2051		1,000	111	52	163	1	0
Receive(7)	6-Month EUR-EURIBOR	0.500	Annual	09/15/2051		12,500	(548)	499	(49)	22	0
Receive(7)	6-Month EUR-EURIBOR	0.064	Annual	11/17/2052		1,400	0	218	218	2	0
Pay	6-Month HUF-BBR	1.500	Annual	03/20/2024	HUF	464,500	(18)	9	(9)	0	(6)
Pay(7)	6-Month JPY-LIBOR	0.000	Semi-Annual	06/16/2023	JPY	3,980,000	54	(33)	21	0	(3)
Pay	6-Month JPY-LIBOR	0.200	Semi-Annual	06/19/2029		210,000	31	(12)	19	0	(3)
Pay	6-Month JPY-LIBOR	0.000	Semi-Annual	03/17/2031		1,920,000	(181)	(56)	(237)	0	(40)
Receive	6-Month JPY-LIBOR	0.400	Semi-Annual	06/19/2039		1,050,000	19	(77)	(58)	60	0
Pay	6-Month JPY-LIBOR	0.500	Semi-Annual	06/19/2049		1,160,000	(68)	(11)	(79)	0	(126)
Receive	6-Month NOK-NIBOR	1.500	Annual	03/10/2026	NOK	126,100	4	(52)	(48)	15	0
Pay	6-Month NOK-NIBOR	1.900	Annual	03/10/2031		65,900	2	44	46	0	(35)
Pay	6-Month PLN-WIBOR	2.405	Annual	01/30/2029	PLN	3,100	0	44	44	0	(10)
Pay	28-Day MXN-TIIE	4.870	Lunar	07/07/2025	MXN	81,600	3	(161)	(158)	9	0
Receive	UKRPI	3.257	Maturity	02/15/2025	GBP	14,100	0	(120)	(120)	0	(27)
Receive	UKRPI	3.258	Maturity	02/15/2025		9,600	0	(83)	(83)	0	(18)
Receive	UKRPI	3.262	Maturity	02/15/2025	GBP	6,400	0	(57)	(57)	0	(12)
Receive	UKRPI	3.355	Maturity	11/15/2025		5,200	(2)	81	79	0	(11)
Receive	UKRPI	3.664	Maturity	03/15/2026		2,500	0	(5)	(5)	0	(5)
Pay	UKRPI	3.386	Maturity	01/15/2030		2,000	0	(34)	(34)	0	(1)
Pay	UKRPI	3.346	Maturity	02/15/2030		1,100	0	(16)	(16)	0	0
Pay	UKRPI	3.450	Maturity	02/15/2030		9,000	4	(111)	(107)	0	(4)

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2021	157

Schedule of Investments	PIMCO International Bond Fund (Unhedged)	(Cont.)

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Pay	UKRPI	3.453%	Maturity	02/15/2030	GBP	13,200	$0	$(150)	$(150)	$0	$(5)
Receive	UKRPI	3.397	Maturity	11/15/2030		1,850	14	82	96	0	0
Receive	UKRPI	3.445	Maturity	11/15/2030		1,550	0	67	67	0	0
Pay	UKRPI	3.473	Maturity	11/15/2030		5,200	0	(201)	(201)	0	0
Receive	UKRPI	3.510	Maturity	11/15/2030		870	0	28	28	0	0
Pay	UKRPI	3.740	Maturity	03/15/2031		2,300	0	6	6	6	0
Pay	UKRPI	3.217	Maturity	11/15/2040		3,150	(56)	(423)	(479)	0	(7)
Pay	UKRPI	3.272	Maturity	11/15/2040		1,100	0	(142)	(142)	0	(3)
Pay	UKRPI	3.273	Maturity	11/15/2040		1,550	0	(200)	(200)	0	(4)
Pay	UKRPI	3.340	Maturity	11/15/2040		1,470	0	(148)	(148)	0	(4)
Receive	UKRPI	3.000	Maturity	11/15/2050		1,300	49	334	383	6	0
Receive	UKRPI	3.051	Maturity	11/15/2050		1,100	0	283	283	6	0
Receive	UKRPI	3.143	Maturity	11/15/2050		600	0	112	112	3	0

							$5,534	$(5,452)	$82	$816	$(1,210)

Total Swap Agreements							$4,415	$(6,223)	$(1,808)	$845	$(1,453)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of March 31, 2021:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value		Variation Margin Liability(8)		Total
	Purchased Options	Futures	Swap Agreements		Written Options		Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$625	$845	$1,470		$(9)	$(1,028)	$(1,454)	$(2,491)

(m)

Securities with an aggregate market value of $5,568 and cash of $20,293 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2021. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(1)	Future styled option.
(2)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(4)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(6)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(7)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.
(8)	Unsettled variation margin liability of $(1) for closed swap agreements is outstanding at period end.

(n)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received	Unrealized Appreciation/ (Depreciation)
					Asset	Liability
BOA	04/2021	BRL	13,762	$2,417	$1	$(29)
	04/2021	CAD	3,257	2,574	0	(18)
	04/2021	DKK	99,082	16,198	577	0
	04/2021	EUR	3,220	3,833	57	0
	04/2021	NOK	125,120	14,546	0	(83)

158	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

March 31, 2021

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
	04/2021	PLN	87		$23	$1	$0
	04/2021	TWD	61,089		2,217	68	0
	04/2021		$2,508	BRL	13,762	0	(63)
	04/2021		1,549	CAD	1,954	6	0
	04/2021		18,003	DKK	113,203	0	(156)
	04/2021		10,829	EUR	9,220	0	(17)
	04/2021		29,738	GBP	21,006	0	(780)
	04/2021		4,544	JPY	495,400	0	(70)
	04/2021		3,165	NOK	26,760	0	(36)
	04/2021		2,685	RUB	205,494	28	0
	04/2021		3,171	TWD	89,258	0	(31)
	05/2021	EUR	9,220		$10,836	17	0
	05/2021	ILS	2,828		863	17	0
	05/2021		$91,201	NOK	779,254	0	(92)
	05/2021		4,679	RUB	350,015	0	(75)
	05/2021		601	ZAR	9,122	14	0
	06/2021		441	CNH	2,889	0	(3)
	06/2021		1,448	RUB	109,361	0	(16)
	06/2021		404	ZAR	6,129	7	0
	06/2021	ZAR	9,122		$598	0	(14)
	07/2021	DKK	103,928		16,539	129	0

BPS	04/2021	CAD	42,972		34,070	0	(125)
	04/2021	CHF	91,681		97,512	508	0
	04/2021	EUR	9,973		11,933	237	0
	04/2021	JPY	397,400		3,645	56	0
	04/2021	TWD	53,888		1,956	60	0
	04/2021		$34,135	AUD	43,100	0	(1,398)
	04/2021		96,635	CAD	120,576	0	(686)
	04/2021		121,844	CHF	110,218	0	(5,226)
	04/2021		3,983	EUR	3,338	0	(69)
	04/2021		6,289	JPY	688,500	0	(71)
	04/2021		18,084	NZD	24,294	0	(1,117)
	05/2021	CZK	875		$41	2	0
	05/2021		$31,396	CAD	39,597	115	0
	05/2021		97,585	CHF	91,681	0	(509)
	06/2021	CNH	46,041		$7,047	71	0
	06/2021	KRW	14,552,643		12,944	39	0

BRC	04/2021	BRL	2,551		466	13	0
	04/2021	CHF	13,497		14,776	496	0
	04/2021	RUB	446,423		5,898	6	0
	04/2021		$448	BRL	2,551	5	0
	05/2021		100,219	SEK	873,302	0	(198)
	06/2021		407	TWD	11,333	0	(6)
	08/2021		3,499	MXN	72,509	1	0

CBK	04/2021	AUD	27,802		$21,533	416	0
	04/2021	BRL	5,361		972	20	0
	04/2021	CAD	96,478		76,601	0	(171)
	04/2021	DKK	68,113		11,147	409	0
	04/2021	GBP	1,909		2,654	22	0
	04/2021	ILS	15,400		4,545	0	(62)
	04/2021	JPY	191,000		1,758	32	0
	04/2021	PEN	37,358		10,234	255	0
	04/2021	RUB	65,303		894	32	0
	04/2021	SEK	141,680		16,783	560	0
	04/2021		$941	BRL	5,361	11	0
	04/2021		9,546	DKK	60,284	0	(42)
	04/2021		34,387	JPY	3,669,600	0	(1,244)
	04/2021		6,853	PEN	25,472	5	(53)
	05/2021	PEN	13,990		$3,873	136	0
	05/2021		$76,605	CAD	96,478	170	0
	05/2021		1,531	COP	5,575,948	0	(9)
	05/2021		1,781	PEN	6,470	0	(52)
	05/2021		1,167	RUB	87,329	0	(18)
	06/2021	HKD	893		$115	0	0
	06/2021	IDR	7,348,880		503	3	0
	06/2021		$4,462	CLP	3,256,160	60	0
	06/2021		2,243	PEN	8,285	0	(31)
	06/2021		6,763	RUB	504,419	0	(155)
	06/2021		1,163	TWD	32,272	0	(20)
	07/2021	DKK	60,284		$9,561	42	0

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2021	159

Schedule of Investments	PIMCO International Bond Fund (Unhedged)	(Cont.)

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
	07/2021		$592	PEN	2,151	$0	$(18)
	08/2021	PEN	2,569		$706	20	0
	11/2021	ILS	67,718		20,693	348	0
	12/2021	PEN	17,187		4,618	34	0
	01/2022	ILS	18,046		5,567	139	0
	02/2022		16,704		5,107	82	0

DUB	06/2021	MYR	8,198		2,015	38	0

GLM	04/2021	AUD	108,632		82,890	378	0
	04/2021	BRL	514		94	3	0
	04/2021	PEN	7,529		2,088	76	0
	04/2021		$16,056	AUD	20,087	0	(799)
	04/2021		90	BRL	514	1	0
	04/2021		8,906	RUB	671,488	11	(54)
	04/2021		622	TWD	17,456	0	(7)
	05/2021		80,782	AUD	105,893	0	(339)
	05/2021		3,018	COP	10,838,716	0	(61)
	05/2021		2,509	RUB	186,934	0	(50)
	05/2021	ZAR	39,462		$2,562	0	(98)
	06/2021	CNH	264,689		40,171	64	0
	06/2021	IDR	20,832,734		1,417	1	0
	06/2021		$4,203	KRW	4,738,685	0	(1)
	09/2021	PEN	8,702		$2,366	43	0
	09/2021		$6,520	MXN	137,000	71	0

HUS	04/2021	AUD	595		$461	9	0
	04/2021	BRL	10,028		1,828	46	0
	04/2021	CAD	30,378		24,114	29	(89)
	04/2021	DKK	4,620		749	21	0
	04/2021	EUR	14,771		17,738	416	0
	04/2021	GBP	12,108		16,812	133	(13)
	04/2021	NZD	2,565		1,862	71	0
	04/2021	PLN	98		26	1	0
	04/2021	SEK	54,935		6,411	121	0
	04/2021		$4,701	AUD	6,010	0	(136)
	04/2021		1,775	BRL	10,028	14	(7)
	04/2021		6,820	DKK	42,930	0	(52)
	04/2021		18,470	EUR	15,406	0	(403)
	04/2021		3,617	JPY	386,700	0	(125)
	04/2021		2,039	PEN	7,529	0	(28)
	04/2021		1,152	SEK	9,635	0	(49)
	05/2021	CZK	390		$18	1	0
	05/2021	ILS	6,750		2,072	52	0
	05/2021		$3,757	RUB	280,714	0	(64)
	05/2021		588	ZAR	8,802	5	0
	06/2021	KRW	595,615		$527	0	(1)
	06/2021	RON	84		21	1	0
	06/2021		$1,642	RUB	122,150	0	(42)
	06/2021		661	THB	20,253	0	(13)
	06/2021		1	TWD	28	0	0
	06/2021		1,498	ZAR	23,115	54	0
	06/2021	ZAR	8,802		$586	0	(5)
	09/2021	PEN	7,529		2,038	28	0
	09/2021		$13,455	MXN	282,957	157	0

IND	06/2021	CNY	8,385		$1,285	15	0

JPM	04/2021	AUD	1,249		958	9	0
	04/2021	BRL	424		77	2	0
	04/2021	SEK	7,235		869	41	0
	04/2021		$74	BRL	424	1	0
	04/2021		11,845	DKK	74,568	0	(90)
	04/2021		1,400	GBP	1,005	0	(15)
	06/2021	KRW	1,127		$1	0	0
	06/2021		$392	CNH	2,567	0	(3)
	06/2021		9,082	CNY	59,169	0	(120)
	06/2021		848	THB	26,139	0	(11)
	06/2021		508	TWD	14,124	0	(8)
	06/2021		655	ZAR	10,007	17	0
	07/2021	DKK	67,208		$10,660	49	0
	08/2022	ILS	15,217		4,704	112	0

MYI	04/2021	AUD	2,942		2,289	55	0
	04/2021	CAD	3,286		2,636	21	0

160	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

March 31, 2021

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
	04/2021	CHF	816		$879	$16	$0
	04/2021	DKK	42,962		6,994	221	0
	04/2021	JPY	3,563,800		32,331	144	0
	04/2021	MXN	1,093		52	0	(1)
	04/2021	NOK	16,905		1,982	5	0
	04/2021	PEN	5,568		1,483	0	(5)
	04/2021		$45,502	AUD	57,437	0	(1,875)
	04/2021		1,526	PEN	5,568	0	(39)
	05/2021		32,341	JPY	3,563,800	0	(144)
	06/2021	CNH	342,061		$52,078	248	0
	06/2021	KRW	870,999		771	0	(1)
	06/2021		$92	EUR	72	0	(7)

RBC	04/2021		34,527	CAD	43,151	0	(189)

RYL	04/2021	SEK	2,615		$310	10	0

SCX	04/2021	AUD	342		266	6	0
	04/2021	CHF	1,825		1,971	40	0
	04/2021	GBP	7,993		11,014	13	(20)
	04/2021	JPY	828,500		7,751	268	0
	04/2021	NOK	17,690		2,084	16	0
	04/2021	SEK	20,400		2,421	85	0
	04/2021	TWD	68,241		2,477	76	0
	04/2021		$11,913	AUD	14,928	0	(574)
	04/2021		24,120	EUR	19,855	0	(836)
	04/2021		209,905	JPY	22,354,674	0	(8,011)
	04/2021		135,371	SEK	1,114,187	0	(7,793)
	04/2021		2,709	TWD	76,504	0	(18)
	05/2021		23,349	EUR	19,855	0	(52)
	05/2021		9,421	GBP	6,847	19	0
	05/2021		202,376	JPY	22,354,674	0	(415)
	06/2021	KRW	2,222,639		$1,973	2	0
	06/2021	TWD	309,528		11,259	300	0
	06/2021		$26,239	IDR	378,757,136	0	(494)
	06/2021		6,051	TWD	168,579	0	(82)

SSB	04/2021	CHF	1,961		$2,138	63	0
	04/2021	JPY	259,500		2,379	35	0
	06/2021		740,000		6,823	134	0
	06/2021		$1,825	JPY	200,044	0	(17)
	06/2021		2,984	TWD	82,896	0	(49)

TOR	04/2021		109,183	NOK	912,209	0	(2,531)

UAG	04/2021	CHF	438		$472	9	0
	04/2021	DKK	76,209		12,486	471	0
	04/2021	NZD	21,729		15,245	70	0
	04/2021	SEK	23,655		2,777	69	0
	04/2021		$2,895	RUB	220,507	16	0
	05/2021	CZK	433		$20	1	0
	05/2021		$15,245	NZD	21,729	0	(70)
	05/2021		2,578	RUB	192,498	0	(45)
	05/2021		1,424	ZAR	21,538	27	0
	06/2021		3,336	RUB	249,447	0	(68)
	06/2021	ZAR	21,538		$1,419	0	(27)

Total Forward Foreign Currency Contracts						$9,858	$(38,809)

PURCHASED OPTIONS:

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount(1)	Cost	Market Value
BOA	Call - OTC USD versus CAD	CAD	1.450	04/16/2021	100,000	$10	$0
	Call - OTC USD versus JPY	JPY	119.000	04/20/2021	100,000	10	2

						$20	$2

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2021	161

Schedule of Investments	PIMCO International Bond Fund (Unhedged)	(Cont.)

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Cost	Market Value
FAR	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.950%	09/30/2021	7,700	$162	$157

GLM	Put - OTC 10-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.200	01/25/2022	37,400	297	721

							$459	$878

OPTIONS ON SECURITIES

Counterparty	Description	Strike Price		Expiration Date	Notional Amount(1)	Cost	Market Value
BPS	Put - OTC Euro-OAT France Government Bond 0.750% due 05/23/2025	EUR	97.000	05/23/2025	2,400	$182	$337

Total Purchased Options						$661	$1,217

WRITTEN OPTIONS:

CREDIT DEFAULT SWAPTIONS ON CREDIT INDICES

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
BOA	Put - OTC CDX.HY-36 5-Year Index	Sell	100.000%	06/16/2021	800	$(3)	$(2)
	Call - OTC CDX.IG-35 5-Year Index	Buy	0.450	04/21/2021	2,800	(1)	0
	Put - OTC CDX.IG-35 5-Year Index	Sell	0.800	05/19/2021	1,900	(2)	0
	Put - OTC CDX.IG-35 5-Year Index	Sell	0.850	05/19/2021	2,800	(3)	0
	Put - OTC CDX.IG-35 5-Year Index	Sell	0.900	05/19/2021	4,200	(5)	(1)
	Put - OTC CDX.IG-35 5-Year Index	Sell	0.800	06/16/2021	2,200	(2)	(1)
	Put - OTC CDX.IG-35 5-Year Index	Sell	0.900	06/16/2021	1,400	(1)	0
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.750	04/21/2021	2,100	(3)	0
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.800	04/21/2021	2,100	(3)	0

BPS	Put - OTC CDX.HY-35 5-Year Index	Sell	100.000	07/21/2021	400	(3)	(2)
	Call - OTC CDX.IG-35 5-Year Index	Buy	0.450	04/21/2021	3,800	(2)	(1)
	Put - OTC CDX.IG-35 5-Year Index	Sell	0.800	04/21/2021	2,400	(2)	0
	Put - OTC CDX.IG-35 5-Year Index	Sell	0.850	04/21/2021	4,400	(4)	0
	Put - OTC CDX.IG-35 5-Year Index	Sell	0.950	04/21/2021	1,700	(1)	0
	Put - OTC CDX.IG-35 5-Year Index	Sell	1.000	04/21/2021	700	(1)	0
	Put - OTC CDX.IG-35 5-Year Index	Sell	0.900	05/19/2021	2,400	(2)	0
	Call - OTC iTraxx Europe 34 5-Year Index	Buy	0.375	04/21/2021	3,000	(2)	0
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.750	04/21/2021	3,000	(4)	0
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.800	04/21/2021	3,600	(4)	0
	Call - OTC iTraxx Europe 34 5-Year Index	Buy	0.400	05/19/2021	4,200	(2)	(1)
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.700	05/19/2021	4,200	(4)	(1)
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.750	05/19/2021	7,200	(7)	(2)
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.800	05/19/2021	1,700	(2)	0

BRC	Call - OTC iTraxx Europe 34 5-Year Index	Buy	0.375	04/21/2021	7,600	(3)	0
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.750	04/21/2021	13,200	(21)	(1)
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.800	04/21/2021	13,000	(19)	(1)
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.700	05/19/2021	9,600	(11)	(3)
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.750	05/19/2021	3,300	(4)	(1)
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.800	05/19/2021	3,300	(4)	(1)
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.900	05/19/2021	2,000	(2)	0
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.800	06/16/2021	6,600	(7)	(3)
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.850	06/16/2021	3,800	(4)	(1)
	Call - OTC iTraxx Europe 34 5-Year Index	Buy	0.400	07/21/2021	2,600	(1)	(2)
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.750	07/21/2021	2,600	(3)	(2)

CBK	Put - OTC CDX.HY-35 5-Year Index	Sell	100.000	04/21/2021	700	(3)	0
	Put - OTC CDX.IG-35 5-Year Index	Sell	0.800	05/19/2021	1,800	(2)	0

DBL	Call - OTC CDX.IG-35 5-Year Index	Buy	0.450	04/21/2021	1,500	(1)	0

DUB	Put - OTC CDX.IG-35 5-Year Index	Sell	1.000	04/21/2021	800	(1)	0
	Put - OTC CDX.IG-35 5-Year Index	Sell	0.750	05/19/2021	3,700	(4)	(1)
	Put - OTC CDX.IG-35 5-Year Index	Sell	0.900	06/16/2021	800	(1)	0
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.750	04/21/2021	3,800	(4)	0
	Call - OTC iTraxx Europe 34 5-Year Index	Buy	0.400	05/19/2021	3,700	(2)	(1)
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.700	05/19/2021	3,700	(4)	(1)
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.750	05/19/2021	2,400	(2)	(1)
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.800	05/19/2021	2,100	(3)	(1)
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.850	06/16/2021	1,300	(1)	(1)

FBF	Put - OTC CDX.HY-35 5-Year Index	Sell	100.000	06/16/2021	700	(3)	(2)
	Put - OTC CDX.IG-35 5-Year Index	Sell	0.800	04/21/2021	2,500	(4)	0

162	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

March 31, 2021

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
	Call - OTC CDX.IG-35 5-Year Index	Buy	0.450%	06/16/2021	2,500	$(1)	$(1)
	Put - OTC CDX.IG-35 5-Year Index	Sell	0.800	06/16/2021	2,500	(3)	(1)
	Put - OTC CDX.IG-35 5-Year Index	Sell	0.900	06/16/2021	2,800	(4)	(1)
	Put - OTC CDX.IG-36 5-Year Index	Sell	0.850	06/16/2021	1,500	(2)	(1)

GST	Put - OTC CDX.HY-35 5-Year Index	Sell	102.000	06/16/2021	500	(2)	(2)
	Call - OTC CDX.IG-35 5-Year Index	Buy	0.450	04/21/2021	2,500	(1)	0
	Put - OTC CDX.IG-35 5-Year Index	Sell	0.800	04/21/2021	1,300	(1)	0
	Put - OTC CDX.IG-35 5-Year Index	Sell	0.850	04/21/2021	6,100	(7)	0
	Put - OTC CDX.IG-35 5-Year Index	Sell	0.750	05/19/2021	4,800	(5)	(1)
	Put - OTC CDX.IG-35 5-Year Index	Sell	0.900	05/19/2021	2,100	(2)	0
	Put - OTC CDX.IG-35 5-Year Index	Sell	0.950	05/19/2021	2,200	(3)	0
	Put - OTC CDX.IG-35 5-Year Index	Sell	1.050	05/19/2021	1,900	(2)	0
	Put - OTC CDX.IG-36 5-Year Index	Sell	0.850	06/16/2021	2,000	(2)	(1)
	Put - OTC CDX.IG-36 5-Year Index	Sell	0.900	07/21/2021	3,300	(4)	(3)
	Call - OTC iTraxx Europe 34 5-Year Index	Buy	0.400	05/19/2021	1,900	(1)	(1)
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.700	05/19/2021	1,900	(2)	(1)
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.800	05/19/2021	3,400	(4)	(1)
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.800	06/16/2021	3,000	(3)	(1)
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.850	06/16/2021	1,300	(1)	(1)
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.750	07/21/2021	3,200	(4)	(3)

JPM	Put - OTC CDX.HY-35 5-Year Index	Sell	103.000	05/19/2021	500	(2)	(1)
	Put - OTC CDX.IG-35 5-Year Index	Sell	0.750	05/19/2021	2,200	(2)	(1)
	Put - OTC CDX.IG-35 5-Year Index	Sell	0.900	05/19/2021	2,500	(3)	0

MYC	Put - OTC CDX.IG-35 5-Year Index	Sell	0.800	05/19/2021	2,300	(3)	0
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.750	04/21/2021	3,400	(4)	0
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.900	05/19/2021	2,100	(3)	0

						$(248)	$(55)

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
HUS	Put - OTC EUR versus CNH	CNH	7.700	04/28/2021	6,401	$(24)	$(37)
	Call - OTC EUR versus CNH		7.950	04/28/2021	6,401	(47)	(3)
	Put - OTC USD versus ILS	ILS	3.195	04/14/2021	3,138	(12)	0
	Call - OTC USD versus ILS		3.315	04/14/2021	3,138	(12)	(33)
	Put - OTC USD versus ILS		3.165	05/06/2021	2,773	(14)	0
	Call - OTC USD versus ILS		3.328	05/06/2021	2,773	(14)	(30)

JPM	Put - OTC USD versus ILS		3.182	05/18/2021	1,614	(8)	(1)
	Call - OTC USD versus ILS		3.338	05/18/2021	1,614	(8)	(17)
	Put - OTC USD versus ILS		3.260	06/30/2021	1,813	(9)	(9)
	Call - OTC USD versus ILS		3.415	06/30/2021	1,813	(9)	(11)

						$(157)	$(141)

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
BOA	Put - OTC 3-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.880%	09/15/2021	30,800	$(153)	$(3)
	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	0.865	04/19/2021	12,000	(11)	(6)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.145	04/19/2021	12,900	(23)	(22)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.500	06/15/2021	3,900	(29)	(12)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.000	06/15/2021	3,900	(29)	(35)

BPS	Put - OTC 25-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	0.451	05/23/2025	2,400	(182)	(369)

BRC	Call - OTC 1-Year Interest Rate Swap	6-Month GBP-LIBOR	Receive	0.010	02/07/2022	14,700	(19)	(11)
	Put - OTC 1-Year Interest Rate Swap	6-Month GBP-LIBOR	Pay	0.010	02/07/2022	14,700	(19)	(37)

CBK	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	0.750	06/14/2021	6,300	(18)	(5)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.200	06/14/2021	6,300	(18)	(32)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.522	04/12/2021	3,200	(13)	(1)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.862	04/12/2021	3,200	(12)	(11)

DUB	Put - OTC 3-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.020	12/21/2021	18,700	(85)	(7)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.538	04/19/2021	6,100	(21)	(4)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.858	04/19/2021	6,100	(21)	(32)

FAR	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.450	09/30/2021	10,000	(72)	(75)

FBF	Put - OTC 3-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.399	08/26/2021	42,400	(377)	(10)

GLM	Call - OTC 1-Year Interest Rate Swap	6-Month GBP-LIBOR	Receive	0.010	02/07/2022	14,800	(20)	(11)

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2021	163

Schedule of Investments	PIMCO International Bond Fund (Unhedged)	(Cont.)

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
	Put - OTC 1-Year Interest Rate Swap	6-Month GBP-LIBOR	Pay	0.010%	02/07/2022	14,800	$ (20)	$(38)
	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	0.840	04/19/2021	4,300	(7)	(1)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.120	04/19/2021	4,300	(7)	(10)
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.320	01/25/2022	7,400	(197)	(428)

MYC	Put - OTC 3-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.448	08/23/2021	36,600	(326)	(7)
	Put - OTC 3-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.020	12/21/2021	29,000	(133)	(10)
	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	0.820	04/15/2021	7,700	(12)	(1)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.120	04/15/2021	7,700	(12)	(15)
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.320	01/25/2022	8,200	(122)	(475)

RYL	Call - OTC 1-Year Interest Rate Swap	6-Month GBP-LIBOR	Receive	0.010	02/07/2022	76,600	(99)	(59)
	Put - OTC 1-Year Interest Rate Swap	6-Month GBP-LIBOR	Pay	0.010	02/07/2022	76,600	(99)	(194)

							$(2,156)	$(1,921)

INTEREST RATE-CAPPED OPTIONS

Counterparty	Description	Exercise Rate	Floating Rate Index	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
MYC	Call - OTC 1-Year Interest Rate Floor(2)	0.000%	1-Month USD-LIBOR	10/07/2022	23,250	$(24)	$(4)
	Call - OTC 1-Year Interest Rate Floor(2)	0.000	1-Month USD-LIBOR	10/08/2022	12,500	(12)	(3)

						$(36)	$(7)

OPTIONS ON SECURITIES

Counterparty	Description	Strike Price	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
FAR	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 04/01/2051	$101.844	04/07/2021	900	$(3)	$(19)

GSC	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 06/01/2051	101.172	06/07/2021	3,700	(22)	(21)

JPM	Put - OTC Ginnie Mae, TBA 2.500% due 04/01/2051	103.781	04/14/2021	1,700	(4)	(13)
	Put - OTC Ginnie Mae, TBA 2.500% due 04/01/2051	104.125	04/14/2021	1,200	(3)	(12)
	Put - OTC Ginnie Mae, TBA 2.500% due 04/01/2051	104.266	04/14/2021	1,800	(5)	(20)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 04/01/2051	102.375	04/07/2021	1,500	(6)	(39)

					$(43)	$(124)

Total Written Options					$(2,640)	$(2,248)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON SOVEREIGN ISSUES - BUY PROTECTION(3)

Counterparty	Reference Entity	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2021(5)	Notional Amount(6)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(7)
										Asset	Liability
BOA	Japan Government International Bond	(1.000)%	Quarterly	06/20/2022	0.038%	$	600	$(21)	$14	$0	$(7)

BPS	Japan Government International Bond	(1.000)	Quarterly	06/20/2022	0.038		4,700	(168)	111	0	(57)
	South Korea Government International Bond	(1.000)	Quarterly	06/20/2023	0.115		3,900	(96)	18	0	(78)

BRC	China Government International Bond	(1.000)	Quarterly	06/20/2023	0.111		2,200	(42)	(2)	0	(44)
	Japan Government International Bond	(1.000)	Quarterly	06/20/2022	0.038		1,600	(55)	35	0	(20)
	South Korea Government International Bond	(1.000)	Quarterly	06/20/2023	0.115		5,800	(146)	29	0	(117)

CBK	Japan Government International Bond	(1.000)	Quarterly	06/20/2022	0.038		2,600	(92)	60	0	(32)

GST	China Government International Bond	(1.000)	Quarterly	06/20/2023	0.111		3,700	(72)	(3)	0	(75)
	Japan Government International Bond	(1.000)	Quarterly	06/20/2022	0.038		3,200	(113)	74	0	(39)

HUS	Japan Government International Bond	(1.000)	Quarterly	06/20/2022	0.038		4,200	(142)	91	0	(51)
	South Korea Government International Bond	(1.000)	Quarterly	06/20/2023	0.115		2,200	(55)	11	0	(44)

JPM	South Korea Government International Bond	(1.000)	Quarterly	06/20/2023	0.115		2,700	(65)	11	0	(54)

								$(1,067)	$449	$0	$(618)

CREDIT DEFAULT SWAPS ON SOVEREIGN ISSUES - SELL PROTECTION(4)

Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2021(5)	Notional Amount(6)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(7)
										Asset	Liability
BRC	Italy Government International Bond	1.000%	Quarterly	06/20/2025	0.619%	$	1,900	$(46)	$76	$30	$0

CBK	Italy Government International Bond	1.000	Quarterly	06/20/2025	0.619		1,300	(32)	53	21	0

								$(78)	$129	$51	$0

164	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

March 31, 2021

CROSS-CURRENCY SWAPS

Counterparty	Receive	Pay	Payment Frequency	Maturity Date(8)	Notional Amount of Currency Received		Notional Amount of Currency Delivered	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
AZD	Floating rate equal to 3-Month AUD-LIBOR plus 0.290% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	Maturity	01/04/2031	AUD	14,200	$10,698	$68	$(14)	$54	$0

CBK	Floating rate equal to 3-Month AUD-LIBOR plus 0.420% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	Maturity	07/31/2029		10,400	7,176	2	758	760	0

GLM	Floating rate equal to 3-Month AUD-LIBOR plus 0.423% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	Maturity	08/01/2029		10,600	7,314	(40)	816	776	0

								$30	$1,560	$1,590	$0

TOTAL RETURN SWAPS ON INTEREST RATE INDICES

Counterparty	Pay/Receive(9)	Underlying Reference	# of Units	Financing Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
											Asset	Liability
GST	Receive	iBoxx USD Liquid Investment Grade Index	N/A	0.187% (3-Month USD-LIBOR plus a specified spread)	Maturity	12/20/2021	$	35,900	$20	$9	$29	$0

Total Swap Agreements									$(1,095)	$2,147	$1,670	$(618)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of March 31, 2021:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(10)
AZD	$0	$0	$54	$54	$0	$0	$0	$0	$54	$0	$54
BOA	922	2	0	924	(1,483)	(82)	(7)	(1,572)	(648)	822	174
BPS	1,088	337	0	1,425	(9,201)	(376)	(135)	(9,712)	(8,287)	8,534	247
BRC	521	0	30	551	(204)	(63)	(181)	(448)	103	0	103
CBK	2,796	0	781	3,577	(1,875)	(49)	(32)	(1,956)	1,621	(710)	911
DUB	38	0	0	38	0	(49)	0	(49)	(11)	(110)	(121)
FAR	0	157	0	157	0	(94)	0	(94)	63	0	63
FBF	0	0	0	0	0	(16)	0	(16)	(16)	0	(16)
GLM	648	721	776	2,145	(1,409)	(488)	0	(1,897)	248	500	748
GSC	0	0	0	0	0	(21)	0	(21)	(21)	0	(21)
GST	0	0	29	29	0	(15)	(114)	(129)	(100)	0	(100)
HUS	1,159	0	0	1,159	(1,027)	(103)	(95)	(1,225)	(66)	100	34
IND	15	0	0	15	0	0	0	0	15	0	15
JPM	231	0	0	231	(247)	(124)	(54)	(425)	(194)	0	(194)
MYC	0	0	0	0	0	(515)	0	(515)	(515)	(724)	(1,239)
MYI	710	0	0	710	(2,072)	0	0	(2,072)	(1,362)	1,090	(272)
RBC	0	0	0	0	(189)	0	0	(189)	(189)	312	123
RYL	10	0	0	10	0	(253)	0	(253)	(243)	299	56
SCX	825	0	0	825	(18,295)	0	0	(18,295)	(17,470)	16,526	(944)
SSB	232	0	0	232	(66)	0	0	(66)	166	0	166
TOR	0	0	0	0	(2,531)	0	0	(2,531)	(2,531)	2,715	184
UAG	663	0	0	663	(210)	0	0	(210)	453	(240)	213

Total Over the Counter	$9,858	$1,217	$1,670	$12,745	$(38,809)	$(2,248)	$(618)	$(41,675)

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2021	165

Schedule of Investments	PIMCO International Bond Fund (Unhedged)	(Cont.)

(o)

Securities with an aggregate market value of $31,234 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of March 31, 2021.

(1)	Notional Amount represents the number of contracts.
(2)	The underlying instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.
(3)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(4)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(5)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(6)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(7)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(8)	At the maturity date, the notional amount of the currency received will be exchanged back for the notional amount of the currency delivered.
(9)

Receive represents that the Fund receives payments for any positive net return on the underlying reference. The Fund makes payments for any negative net return on such underlying reference. Pay represents that the Fund receives payments for any negative net return on the underlying reference. The Fund makes payments for any positive net return on such underlying reference.

(10)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2021:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$625	$625
Swap Agreements	0	3	0	0	842	845

	$0	$3	$0	$0	$1,467	$1,470

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$9,858	$0	$9,858
Purchased Options	0	0	0	2	1,215	1,217
Swap Agreements	0	51	0	1,590	29	1,670

	$0	$51	$0	$11,450	$1,244	$12,745

	$0	$54	$0	$11,450	$2,711	$14,215

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$9	$9
Futures	0	0	0	0	1,028	1,028
Swap Agreements	0	229	0	0	1,225	1,454

	$0	$229	$0	$0	$2,262	$2,491

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$38,809	$0	$38,809
Written Options	0	55	0	141	2,052	2,248
Swap Agreements	0	618	0	0	0	618

	$0	$673	$0	$38,950	$2,052	$41,675

	$0	$902	$0	$38,950	$4,314	$44,166

166	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

March 31, 2021

The effect of Financial Derivative Instruments on the Statements of Operations for the year ended March 31, 2021:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$(334)	$(334)
Written Options	0	0	0	0	107	107
Futures	0	0	0	0	6,371	6,371
Swap Agreements	0	(1,603)	0	0	(4,004)	(5,607)

	$0	$(1,603)	$0	$0	$2,140	$537

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$49,107	$0	$49,107
Purchased Options	0	0	0	(854)	(89)	(943)
Written Options	0	627	0	474	1,840	2,941
Swap Agreements	0	(378)	0	(329)	(1,725)	(2,432)

	$0	$249	$0	$48,398	$26	$48,673

	$0	$(1,354)	$0	$48,398	$2,166	$49,210

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$237	$237
Futures	0	0	0	0	1,606	1,606
Swap Agreements	0	(4,392)	0	0	16,278	11,886

	$0	$(4,392)	$0	$0	$18,121	$13,729

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$21,900	$0	$21,900
Purchased Options	0	0	0	475	1,538	2,013
Written Options	0	193	0	958	26	1,177
Swap Agreements	0	506	0	3,110	599	4,215

	$0	$699	$0	$26,443	$2,163	$29,305

	$0	$(3,693)	$0	$26,443	$20,284	$43,034

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2021 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2021
Investments in Securities, at Value
Argentina
Sovereign Issues	$0	$373	$0	$373
Australia
Asset-Backed Securities	0	320	0	320
Non-Agency Mortgage-Backed Securities	0	2,959	0	2,959
Sovereign Issues	0	34,264	0	34,264
Austria
Corporate Bonds & Notes	0	245	0	245
Brazil
Corporate Bonds & Notes	0	4,317	0	4,317
Canada
Corporate Bonds & Notes	0	9,948	0	9,948
Non-Agency Mortgage-Backed Securities	0	3,673	0	3,673
Sovereign Issues	0	4,734	0	4,734
Cayman Islands
Asset-Backed Securities	0	46,773	3,600	50,373
Corporate Bonds & Notes	0	12,580	0	12,580
Chile
Sovereign Issues	0	1,208	0	1,208
China
Sovereign Issues	0	182,365	0	182,365
Denmark
Corporate Bonds & Notes	0	45,900	0	45,900
France
Corporate Bonds & Notes	0	16,605	0	16,605
Sovereign Issues	0	39,617	0	39,617
Germany
Corporate Bonds & Notes	0	32,874	0	32,874

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2021
Hong Kong
Corporate Bonds & Notes	$0	$728	$0	$728
India
Corporate Bonds & Notes	0	1,439	0	1,439
Indonesia
Sovereign Issues	0	1,237	0	1,237
Ireland
Asset-Backed Securities	0	10,836	0	10,836
Corporate Bonds & Notes	0	2,758	0	2,758
Israel
Sovereign Issues	0	33,265	0	33,265
Italy
Corporate Bonds & Notes	0	19,863	0	19,863
Sovereign Issues	0	23,228	0	23,228
Japan
Corporate Bonds & Notes	0	14,747	0	14,747
Sovereign Issues	0	130,344	0	130,344
Kuwait
Sovereign Issues	0	7,960	0	7,960
Lithuania
Sovereign Issues	0	2,272	0	2,272
Luxembourg
Corporate Bonds & Notes	0	1,189	0	1,189
Malaysia
Corporate Bonds & Notes	0	1,625	0	1,625
Sovereign Issues	0	6,316	0	6,316
Mexico
Sovereign Issues	0	652	0	652

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2021	167

Schedule of Investments	PIMCO International Bond Fund (Unhedged)	(Cont.)	March 31, 2021

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2021
Netherlands
Asset-Backed Securities	$0	$16,701	$0	$16,701
Corporate Bonds & Notes	0	11,572	0	11,572
Preferred Securities	0	800	0	800
New Zealand
Sovereign Issues	0	2,281	0	2,281
Norway
Corporate Bonds & Notes	0	1,169	0	1,169
Panama
Sovereign Issues	0	329	0	329
Peru
Sovereign Issues	0	16,498	0	16,498
Poland
Sovereign Issues	0	84	0	84
Qatar
Sovereign Issues	0	22,495	0	22,495
Romania
Sovereign Issues	0	2,448	0	2,448
Russia
Sovereign Issues	0	2,388	0	2,388
Saudi Arabia
Corporate Bonds & Notes	0	1,944	0	1,944
Sovereign Issues	0	9,945	0	9,945
Singapore
Corporate Bonds & Notes	0	5,834	0	5,834
Slovenia
Sovereign Issues	0	5,863	0	5,863
South Africa
Sovereign Issues	0	1,110	0	1,110
South Korea
Sovereign Issues	0	27,239	0	27,239
Spain
Corporate Bonds & Notes	0	5,170	0	5,170
Preferred Securities	0	3,588	0	3,588
Sovereign Issues	0	50,476	0	50,476
Supranational
Corporate Bonds & Notes	0	12,731	0	12,731
Switzerland
Corporate Bonds & Notes	0	14,458	0	14,458
United Arab Emirates
Corporate Bonds & Notes	0	1,642	0	1,642
Sovereign Issues	0	4,122	0	4,122
United Kingdom
Corporate Bonds & Notes	0	100,977	0	100,977
Non-Agency Mortgage-Backed Securities	0	78,629	0	78,629
Preferred Securities	0	607	0	607
Sovereign Issues	0	18,947	0	18,947
United States
Asset-Backed Securities	0	38,840	0	38,840
Corporate Bonds & Notes	0	97,039	0	97,039

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2021
Loan Participations and Assignments	$0	$2,729	$0	$2,729
Municipal Bonds & Notes	0	325	0	325
Non-Agency Mortgage-Backed Securities	0	69,560	0	69,560
Preferred Securities	0	7,706	0	7,706
U.S. Government Agencies	0	243,653	0	243,653
U.S. Treasury Obligations	0	83,399	0	83,399
Short-Term Instruments
Argentina Treasury Bills	0	590	0	590
Israel Treasury Bills	0	13,765	0	13,765
Japan Treasury Bills	0	4,878	0	4,878
U.S. Treasury Cash Management Bills	0	11,283	0	11,283

	$0	$1,691,028	$3,600	$1,694,628

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$12,659	$0	$0	$12,659

Total Investments	$12,659	$1,691,028	$3,600	$1,707,287

Short Sales, at Value - Liabilities
Canada
Sovereign Issues	$0	$(6,936)	$0	$(6,936)
United States
U.S. Government Agencies	0	(151,317)	0	(151,317)

	$0	$(158,253)	$0	$(158,253)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	625	845	0	1,470
Over the counter	0	12,745	0	12,745

	$625	$13,590	$0	$14,215

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(1,037)	(1,453)	0	(2,490)
Over the counter	0	(41,675)	0	(41,675)

	$(1,037)	$(43,128)	$0	$(44,165)

Total Financial Derivative Instruments	$(412)	$(29,538)	$0	$(29,950)

Totals	$12,247	$1,503,237	$3,600	$1,519,084

There were no significant transfers into or out of Level 3 during the period ended March 31, 2021.

168	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

Notes to Financial Statements	March 31, 2021

1. ORGANIZATION

PIMCO Funds (the “Trust”) is a Massachusetts business trust established under a Declaration of Trust dated February 19, 1987, as amended and restated November 4, 2014. The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. Information presented in these financial statements pertains to the Institutional Class, I-2, I-3, Administrative Class, Class A and Class C shares of the funds (each a “Fund” and collectively, the “Funds”) indicated on the cover of this report. Pacific Investment Management Company LLC (“PIMCO”) serves as the investment adviser (the “Adviser”) for the Funds. The PIMCO Emerging Markets Full Spectrum Bond Fund may invest assets in funds of the Trust and funds of PIMCO Equity Series and PIMCO ETF Trust, affiliated open-end investment companies, except funds of funds and series of the Trust sub-advised by Gurtin Municipal Bond Management (“Underlying PIMCO Funds”) and unaffiliated funds, which may or may not be registered under the Act (collectively, “Acquired Funds”). To the extent Underlying PIMCO Funds of the Trust or PIMCO Equity Series are held, Institutional Class or Class M shares will be held.

On November 18, 2020, the Board of Trustees approved a reduction in the holding period of an automatic conversion of the Funds’ Class C shares into Class A shares of the same Fund from ten years to eight years. The reduction in the holding period became effective on January 18, 2021, with the first conversion taking place on or about February 10, 2021 and subsequent conversions occurring monthly thereafter. Certain financial intermediaries may have different policies and procedures regarding the conversion of Class C shares to Class A shares, as described in Appendix B to the applicable Fund’s prospectus (Financial Firm-Specific Sales Charge Waivers and Discounts).

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). Each Fund is treated as an investment company under the reporting requirements of U.S. GAAP. The functional and reporting currency for the Funds is the U.S. dollar. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled beyond a standard settlement period for the security after the trade date. Realized gains (losses) from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as a Fund is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date, with the exception of securities with a forward starting effective date, where interest income is recorded on the accrual basis from effective date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation (depreciation) on investments on the Statements of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain (loss) on investments on the Statements of Operations. Paydown gains (losses) on mortgage-related and other asset-backed securities, if any, are recorded as components of interest income on the Statements of Operations. Income or short-term capital gain distributions received from registered investment companies, if any, are recorded as dividend income. Long-term capital gain distributions received from registered investment companies, if any, are recorded as realized gains.

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is probable.

(b) Foreign Currency Translation  The market values of foreign securities, currency holdings and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies, if any, are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Funds do not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized gain (loss) and net change in unrealized appreciation (depreciation) from investments on the Statements of Operations. The Funds may invest directly or indirectly through investments in Underlying PIMCO Funds or Acquired Funds, as applicable, in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the

ANNUAL REPORT	|	MARCH 31, 2021	169

Notes to Financial Statements	(Cont.)

currency exchange market at the time or through a forward foreign currency contract. Realized foreign exchange gains (losses) arising from sales of spot foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain (loss) on foreign currency transactions on the Statements of Operations. Net unrealized foreign exchange gains (losses) arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period are included in net change in unrealized appreciation (depreciation) on foreign currency assets and liabilities on the Statements of Operations.

(c) Multi-Class Operations  Each class offered by the Trust has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains (losses) are allocated daily based on the relative net assets of each class of the respective Fund. Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees. Under certain circumstances, the per share net asset value (“NAV”) of a class of the respective Fund’s shares may be different from the per share NAV of another class of shares as a result of the different daily expense accruals applicable to each class of shares.

(d) Distributions to Shareholders  The following table shows the anticipated frequency of distributions from net investment income, if any, for each Fund.

Distribution Frequency

Fund Name	Declared	Distributed

PIMCO Emerging Markets Bond Fund	Daily	Monthly

PIMCO Emerging Markets Corporate Bond Fund	Daily	Monthly

PIMCO Emerging Markets Currency and Short Term Investments Fund	Daily	Monthly

PIMCO Emerging Markets Full Spectrum Bond Fund	Daily	Monthly

PIMCO Global Advantage® Strategy Bond Fund	Daily	Monthly

PIMCO Global Bond Opportunities Fund (Unhedged)	Daily	Monthly

PIMCO Global Bond Opportunities Fund (U.S. Dollar-Hedged)	Daily	Monthly

PIMCO International Bond Fund (Unhedged)	Daily	Monthly

Net realized capital gains earned by each Fund, if any, will be distributed no less frequently than once each year.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. As a result, income distributions and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on each Fund’s annual financial statements presented under U.S. GAAP.

Separately, if a Fund determines that a portion of a distribution may be comprised of amounts from capital gains, paid in capital, or other capital sources in accordance with its policies, accounting records, and accounting practices, the Fund will notify shareholders of the estimated composition of such distribution through a Section 19 Notice. For these purposes, a Fund determines the source or sources from which a distribution is paid, to the close of the period as of which it is paid, in reference to its internal accounting records and related accounting practices. If, based on such accounting records and practices, it is determined that a particular distribution does not include capital gains or paid-in surplus or other capital sources, a Section 19 Notice generally would not be issued. It is important to note that differences exist between a Fund’s daily internal accounting records and practices, a Fund’s financial statements presented in accordance with U.S. GAAP, and recordkeeping practices under income tax regulations. For instance, a Fund’s internal accounting records and practices may take into account, among other factors, tax-related characteristics of certain sources of distributions that differ from treatment under U.S. GAAP. Examples of such differences may include, among others, the treatment of periodic payments under interest rate swap contracts. Accordingly, among other consequences, it is possible that a Fund may not issue a Section 19 Notice in situations where the Fund’s financial statements prepared later and in accordance with U.S. GAAP and/or the final tax character of those distributions might later report that the sources of those distributions included capital gains and/or a return of capital. Please visit www.pimco.com for the most recent Section 19 Notice, if applicable, for additional information regarding the estimated composition of distributions. Final determination of a distribution’s tax character will be provided to shareholders when such information is available.

Distributions classified as a tax basis return of capital at a Fund’s fiscal year end, if any, are reflected on the Statements of Changes in Net Assets and have been recorded to paid in capital on the Statements of Assets and Liabilities. In addition, other amounts have been reclassified between distributable earnings (accumulated loss) and paid in capital on the Statements of Assets and Liabilities to more appropriately conform U.S. GAAP to tax characterizations of distributions.

(e) New Accounting Pronouncements and Regulatory Updates  In March 2020, the Financial Accounting Standards Board issued an

170	PIMCO INTERNATIONAL BOND FUNDS

March 31, 2021

Accounting Standards Update (“ASU”), ASU 2020-04, which provides optional guidance to ease the potential accounting burden associated with transitioning away from the London Interbank Offered Rate and other reference rates that are expected to be discontinued. The ASU is effective immediately upon release of the update on March 12, 2020 through December 31, 2022. At this time, management is evaluating implications of these changes on the financial statements.

In October 2020, the U.S. Securities and Exchange Commission (“SEC”) adopted a rule related to the use of derivatives, short sales, reverse repurchase agreements and certain other transactions by registered investment companies that rescinds and withdraws the guidance of the SEC and its staff regarding asset segregation and cover transactions. Subject to certain exceptions, the rule requires funds to trade derivatives and other transactions that create future payment or delivery obligations (except reverse repurchase agreements and similar financing transactions) subject to a value-at-risk leverage limit, certain derivatives risk management program and reporting requirements. The rule went into effect on February 19, 2021 and funds will have an eighteen-month transition period to comply with the rule and related reporting requirements. At this time, management is evaluating the implications of these changes on the financial statements.

In October 2020, the SEC adopted a rule regarding the ability of a fund to invest in other funds. The rule allows a fund to acquire shares of another fund in excess of certain limitations currently imposed by the Act without obtaining individual exemptive relief from the SEC, subject to certain conditions. The rule also included the rescission of certain exemptive relief from the SEC and guidance from the SEC staff for funds to invest in other funds. The rule went into effect on January 19, 2021 and funds will have a one-year transition period to comply with the rule and related reporting requirements. At this time, management is evaluating the implications of these changes on the financial statements.

In December 2020, the SEC adopted a rule addressing fair valuation of fund investments. The new rule sets forth requirements for good faith determinations of fair value as well as for the performance of fair value determinations, including related oversight and reporting obligations. The new rule also defines “readily available market quotations” for purposes of the definition of “value” under the Act, and the SEC noted that this definition would apply in all contexts under the Act. The effective date for the rule was March 8, 2021. The SEC adopted an eighteen-month transition period beginning from the effective date for both the new rule and the associated new recordkeeping requirements. At this time, management is evaluating the implications of these changes on the financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The price of a Fund’s shares is based on the Fund’s NAV. The NAV of a Fund, or each of its share classes, as applicable, is determined by dividing the total value of portfolio investments and other assets, less any liabilities attributable to that Fund or class, by the total number of shares outstanding of that Fund or class.

On each day that the New York Stock Exchange (“NYSE”) is open, Fund shares are ordinarily valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (“NYSE Close”). Information that becomes known to the Funds or their agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. If regular trading on the NYSE closes earlier than scheduled, each Fund reserves the right to either (i) calculate its NAV as of the earlier closing time or (ii) calculate its NAV as of the normally scheduled close of regular trading on the NYSE for that day. Each Fund generally does not calculate its NAV on days during which the NYSE is closed. However, if the NYSE is closed on a day it would normally be open for business, each Fund reserves the right to calculate its NAV as of the normally scheduled close of regular trading on the NYSE for that day or such other time that the Fund may determine.

For purposes of calculating NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from established market makers or prices (including evaluated prices) supplied by the Funds’ approved pricing services, quotation reporting systems and other third-party sources (together, “Pricing Services”). The Funds will normally use pricing data for domestic equity securities received shortly after the NYSE Close and do not normally take into account trading, clearances or settlements that take place after the NYSE Close. If market value pricing is used, a foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by the Adviser to be the primary exchange. A foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange. Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from Pricing Services may be based on, among other things, information provided by market

ANNUAL REPORT	|	MARCH 31, 2021	171

Notes to Financial Statements	(Cont.)

makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Swap agreements are valued on the basis of bid quotes obtained from brokers and dealers or market-based prices supplied by Pricing Services. A Fund’s investments in open-end management investment companies, other than exchange-traded funds (“ETFs”), are valued at the NAVs of such investments. Open-end management investment companies may include affiliated funds.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value based on procedures established and approved by the Board of Trustees of the Trust (the “Board”). Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, a Fund may determine the fair value of investments based on information provided by Pricing Services and other third-party vendors, which may recommend fair value or adjustments with reference to other securities, indices or assets. In considering whether fair valuation is required and in determining fair values, a Fund may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the NYSE Close. A Fund may utilize modeling tools provided by third-party vendors to determine fair values of foreign (non-U.S.) securities. For these purposes, any movement in the applicable reference index or instrument (“zero trigger”) between the earlier close of the applicable foreign market and the NYSE Close may be deemed to be a significant event, prompting the application of the pricing model (effectively resulting in daily fair valuations). Foreign exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Trust is not open for business, which may result in a Fund’s portfolio investments being affected when shareholders are unable to buy or sell shares.

Senior secured floating rate loans for which an active secondary market exists to a reliable degree are valued at the mean of the last available bid/ask prices in the market for such loans, as provided by a Pricing Service. Senior secured floating rate loans for which an active secondary market does not exist to a reliable degree are valued at fair value, which is intended to approximate market value. In valuing a senior secured floating rate loan at fair value, the factors considered may include, but are not limited to, the following: (a) the creditworthiness of the borrower and any intermediate participants,

(b) the terms of the loan, (c) recent prices in the market for similar loans, if any, and (d) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Services. As a result, the value of such investments and, in turn, the NAV of a Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Trust is not open for business. As a result, to the extent that a Fund holds foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Fund’s next calculated NAV.

Investments for which market quotes or market based valuations are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction. The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to the Adviser the responsibility for applying the fair valuation methods. In the event that market quotes or market based valuations are not readily available, and the security or asset cannot be valued pursuant to a Board approved valuation method, the value of the security or asset will be determined in good faith by the Board. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, indicative market quotations (“Broker Quotes”), Pricing Services’ prices), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of a Fund’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated, to the Adviser, the responsibility for monitoring significant events that may materially affect the values of a Fund’s securities or assets and for determining whether the value of the applicable securities or assets should be reevaluated in light of such significant events.

When a Fund (or, in each instance in this paragraph, as applicable, an Underlying PIMCO Fund or Acquired Fund) uses fair valuation to determine the value of a portfolio security or other asset for purposes of calculating its NAV, such investments will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board or persons acting at their direction believe reflects fair value. Fair valuation may require

172	PIMCO INTERNATIONAL BOND FUNDS

March 31, 2021

subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of a Fund’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Board or persons acting at their direction would accurately reflect the price that a Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by a Fund may differ from the value that would be realized if the securities were sold. The Funds’ use of fair valuation may also help to deter “stale price arbitrage” as discussed under the “Abusive Trading Practices” section in each Fund’s prospectus.

(b) Fair Value Hierarchy  U.S. GAAP describes fair value as the price that a Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

∎	Level 1 — Quoted prices in active markets or exchanges for identical assets and liabilities.

∎

Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

∎

Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

Assets or liabilities categorized as Level 2 or 3 as of period end have been transferred between Levels 2 and 3 since the prior period due to changes in the method utilized in valuing the investments. Transfers from Level 3 to Level 2 are a result of the availability of current and reliable market-based data provided by Pricing Services or other valuation techniques which utilize significant observable inputs. In accordance with the requirements of U.S. GAAP, the amounts of transfers into and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for each respective Fund.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers into and out of the Level 3 category during the period. The end of period value is used for the transfers between Levels of a Fund’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for each respective Fund.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1 and Level 2 trading assets and trading liabilities, at fair value  The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The Pricing Services’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

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Notes to Financial Statements	(Cont.)

Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using Pricing Services that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment companies (other than ETFs) will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted.

Equity exchange-traded options and over the counter financial derivative instruments, such as forward foreign currency contracts and options contracts derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established market makers or Pricing Services (normally determined as of the NYSE Close). Depending on the product and the terms of the transaction, financial derivative instruments can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps and over the counter swaps derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. They are valued using a broker-dealer bid quotation or on market-based prices provided by Pricing

Services (normally determined as of the NYSE Close). Centrally cleared swaps and over the counter swaps can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models may use inputs that are observed from actively quoted markets such as the overnight index swap rate, London Interbank Offered Rate forward rate, interest rates, yield curves and credit spreads. These securities are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair value  When a fair valuation method is applied by the Adviser that uses significant unobservable inputs, investments will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy. The valuation techniques and significant inputs used in determining the fair values of portfolio assets and liabilities categorized as Level 3 of the fair value hierarchy are as follows:

Proxy pricing procedures set the base price of a fixed income security and subsequently adjust the price proportionally to market value changes of a pre-determined security deemed to be comparable in duration, generally a U.S. Treasury or sovereign note based on country of issuance. The base price may be a broker-dealer quote, transaction price, or an internal value as derived by analysis of market data. The base price of the security may be reset on a periodic basis based on the availability of market data and procedures approved by the Valuation Oversight Committee. Significant changes in the unobservable inputs of the proxy pricing process (the base price) would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

If third-party evaluated vendor pricing is not available or not deemed to be indicative of fair value, the Adviser may elect to obtain indicative market quotations directly from the broker-dealer or passed-through Broker Quotes from a third-party vendor. In the event that fair value is based upon a single sourced Broker Quote, these securities are categorized as Level 3 of the fair value hierarchy. Broker Quotes are typically received from established market participants. Although independently received, the Adviser does not have the transparency to view the underlying inputs which support the market quotation. Significant changes in the Broker Quote would have direct and proportional changes in the fair value of the security.

Reference instrument valuation estimates fair value by utilizing the correlation of the security to one or more broad-based securities, market indices, and/or other financial instruments, whose pricing information is readily available. Unobservable inputs may include those used in algorithms based on percentage change in the reference

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instruments and/or weights of each reference instrument. Significant changes in the unobservable inputs would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

Short-term debt instruments (such as commercial paper) having a remaining maturity of 60 days or less may be valued at amortized cost,

so long as the amortized cost value of such short-term debt instruments is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. These securities are categorized as Level 2 or Level 3 of the fair value hierarchy depending on the source of the base price.

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Affiliates

The PIMCO Emerging Markets Full Spectrum Bond Fund may invest substantially all or a significant portion of its assets in the Underlying PIMCO Funds and may also invest in the Acquired Funds. The Underlying PIMCO Funds are considered to be affiliated with the PIMCO Emerging Markets Full Spectrum Bond Fund. A complete schedule of portfolio holdings for each affiliate fund is filed with the SEC for the first and third quarters of each fiscal year on Form N-PORT and is available at the SEC’s website at www.sec.gov. A copy of each affiliate fund’s shareholder report is also available at the SEC’s website at www.sec.gov, on the Funds’ website at www.pimco.com, or upon request, as applicable. The table below shows the transactions in and earnings from investments in these Underlying PIMCO Funds or Acquired Funds for the period ended March 31, 2021 (amounts in thousands†):

PIMCO Emerging Markets Full Spectrum Bond Fund
Underlying PIMCO Funds	Market Value 03/31/2020	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 03/31/2021	Dividend Income(1)	Realized Net Capital Gain Distributions(1)

PIMCO Emerging Markets Bond Fund	$54,228	$56,251	$(33,148)	$1,928	$6,158	$85,417	$3,332	$0

PIMCO Emerging Markets Corporate Bond Fund	58,789	48,939	(16,167)	(601)	9,390	100,350	2,947	0

PIMCO Emerging Markets Local Currency and Bond Fund	115,178	84,947	(82,739)	(149)	16,966	134,203	5,992	0

PIMCO Short-Term Floating NAV Portfolio III	12,115	128,939	(121,000)	(28)	77	20,103	40	0

Totals	$240,310	$319,076	$(253,054)	$1,150	$32,591	$340,073	$12,311	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)

The tax characterization of distributions is determined in accordance with Federal income tax regulations and may contain a return of capital. The actual tax characterization of distributions received is determined at the end of the fiscal year of the affiliated fund, unless otherwise advised on IRS Form 1099-DIV. See Note 2, Distributions to Shareholders in the Notes to Financial Statements for more information.

Each Fund may invest in the PIMCO Short Asset Portfolio and the PIMCO Short-Term Floating NAV Portfolio III (“Central Funds”) to the extent permitted by the Act and rules thereunder. The Central Funds are registered investment companies created for use solely by the series of the Trust and other series of registered investment companies advised by the Adviser, in connection with their cash management activities. The main investments of the Central Funds are money market and short maturity fixed income instruments. The Central Funds may incur expenses related to their investment activities, but do not pay Investment Advisory Fees or Supervisory and Administrative Fees to the Adviser. The Central Funds are considered to be affiliated with the Funds. The tables below show the Funds’ transactions in and earnings from investments in the affiliated Funds for the period ended March 31, 2021 (amounts in thousands†):

Investments in PIMCO Short Asset Portfolio
Fund Name	Market Value 03/31/2020	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 03/31/2021	Dividend Income(1)	Realized Net Capital Gain Distributions(1)

PIMCO Emerging Markets Currency and Short-Term Investments Fund	$82,419	$66,678	$(83,400)	$(889)	$2,117	$66,925	$277	$0

PIMCO Global Advantage® Strategy Bond Fund	207	3	0	0	7	217	3	0

PIMCO Global Bond Opportunities Fund (Unhedged)	177	2	0	0	6	185	3	0

PIMCO Global Bond Opportunities Fund (U.S. Dollar-Hedged)	54,008	47	(54,060)	(950)	1,508	553	47	0

PIMCO International Bond Fund (Unhedged)	5,877	13	(5,350)	(84)	156	612	12	0

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Notes to Financial Statements	(Cont.)

Investments in PIMCO Short-Term Floating NAV Portfolio III
Fund Name	Market Value 03/31/2020	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 03/31/2021	Dividend Income(1)	Realized Net Capital Gain Distributions(1)

PIMCO Emerging Markets Bond Fund	$167,794	$1,229,011	$(1,201,800)	$245	$566	$195,816	$612	$0

PIMCO Emerging Markets Corporate Bond Fund	115	100,208	(96,700)	1	1	3,625	8	0

PIMCO Emerging Markets Currency and Short-Term Investments Fund	111	1,222,148	(1,148,000)	114	(4)	74,369	348	0

PIMCO Global Advantage® Strategy Bond Fund	88	61,103	(61,000)	3	0	194	3	0

PIMCO Global Bond Opportunities Fund (Unhedged)	10	113,308	(108,700)	8	0	4,626	8	0

PIMCO Global Bond Opportunities Fund (U.S. Dollar-Hedged)	2,524	448,917	(444,600)	165	0	7,006	117	0

PIMCO International Bond Fund (Unhedged)	160	438,525	(426,650)	13	(1)	12,047	25	0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)

The tax characterization of distributions is determined in accordance with Federal income tax regulations and may contain a return of capital. The actual tax characterization of distributions received is determined at the end of the fiscal year of the affiliated fund. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

(b) Investments in Securities

The Funds (and where applicable, certain Acquired Funds and Underlying PIMCO Funds) may utilize the investments and strategies described below to the extent permitted by each Fund’s respective investment policies.

Delayed-Delivery Transactions  involve a commitment by a Fund to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery transactions are outstanding, a Fund will designate or receive as collateral liquid assets in an amount sufficient to meet the purchase price or respective obligations. When purchasing a security on a delayed-delivery basis, a Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its NAV. A Fund may dispose of or renegotiate a delayed-delivery transaction after it is entered into, which may result in a realized gain (loss). When a Fund has sold a security on a delayed-delivery basis, the Fund does not participate in future gains (losses) with respect to the security.

Inflation-Indexed Bonds  are fixed income securities whose principal value is periodically adjusted by the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statements of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury Inflation-Protected Securities. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Loans and Other Indebtedness, Loan Participations and Assignments  are direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. A Fund’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties or investments in or originations of loans by the Fund or Funds. A loan is often administered by a bank or other financial institution (the “agent”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. A Fund may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. When a Fund purchases assignments from agents it acquires direct rights against the borrowers of the loans. These loans may include participations in bridge loans, which are loans taken out by borrowers for a short period (typically less than one year) pending arrangement of more permanent financing through, for example, the issuance of bonds, frequently high yield bonds issued for the purpose of acquisitions.

The types of loans and related investments in which the Funds may invest include, among others, senior loans, subordinated loans (including second lien loans, B-Notes and mezzanine loans), whole loans, commercial real estate and other commercial loans and structured loans. The Funds may originate loans or acquire direct interests in loans through primary loan distributions and/or in private transactions. In the case of subordinated loans, there may be significant indebtedness ranking ahead of the borrower’s obligation to the holder of such a loan, including in the event of the borrower’s insolvency. Mezzanine loans are typically secured by a pledge of an equity interest in the mortgage borrower that owns the real estate rather than an interest in a mortgage.

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Investments in loans may include unfunded loan commitments, which are contractual obligations for funding. Unfunded loan commitments may include revolving credit facilities, which may obligate a Fund to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full, even though a percentage of the committed amount may not be utilized by the borrower. When investing in a loan participation, a Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the agent selling the loan agreement and only upon receipt of payments by the agent from the borrower. A Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a loan. In certain circumstances, a Fund may receive a penalty fee upon the prepayment of a loan by a borrower. Fees earned or paid are recorded as a component of interest income or interest expense, respectively, on the Statements of Operations. Unfunded loan commitments are reflected as a liability on the Statements of Assets and Liabilities.

Mortgage-Related and Other Asset-Backed Securities  directly or indirectly represent a participation in, or are secured by and payable from, loans on real property. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. These securities provide a monthly payment which consists of both interest and principal. Interest may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Many of the risks of investing in mortgage-related securities secured by commercial mortgage loans reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make lease payments, and the ability of a property to attract and retain tenants. These securities may be less liquid and may exhibit greater price volatility than other types of mortgage-related or other asset-backed securities. Other asset-backed securities are created from many types of assets, including, but not limited to, auto loans, accounts receivable, such as credit card receivables and hospital account receivables, home equity loans, student loans, boat loans, mobile home loans, recreational vehicle loans, manufactured housing loans, aircraft leases, computer leases and syndicated bank loans.

Collateralized Debt Obligations  (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which a Fund invests. In addition to the normal risks associated with fixed income securities discussed elsewhere in this report and each Fund’s prospectus and statement of additional information (e.g., prepayment risk, credit risk, liquidity risk, market risk, structural risk, legal risk and interest rate risk (which may be exacerbated if the interest rate payable on a structured financing changes based on multiples of changes in interest rates or inversely to changes in interest rates)), CBOs, CLOs and other CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the quality of the collateral may decline in value or default, (iii) the risk that a Fund may invest in CBOs, CLOs, or other CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Collateralized Mortgage Obligations  (“CMOs”) are debt obligations of a legal entity that are collateralized by whole mortgage loans or private mortgage bonds and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches”, with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

Stripped Mortgage-Backed Securities  (“SMBS”) are derivative multi-class mortgage securities. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. An SMBS will have one class that will receive all of the interest (the interest-only or “IO” class), while the other class will receive the entire principal (the principal-only or “PO” class). Payments received for IOs are included in interest income on the Statements of Operations. Because no principal will be received at the maturity of an IO, adjustments are made to the cost of the security on a monthly basis until maturity. These adjustments are

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Notes to Financial Statements	(Cont.)

included in interest income on the Statements of Operations. Payments received for POs are treated as reductions to the cost and par value of the securities.

Payment In-Kind Securities  may give the issuer the option at each interest payment date of making interest payments in either cash and/or additional debt securities. Those additional debt securities usually have the same terms, including maturity dates and interest rates, and associated risks as the original bonds. The daily market quotations of the original bonds may include the accrued interest (referred to as a dirty price) and require a pro rata adjustment from the unrealized appreciation (depreciation) on investments to interest receivable on the Statements of Assets and Liabilities.

Perpetual Bonds  are fixed income securities with no maturity date but pay a coupon in perpetuity (with no specified ending or maturity date). Unlike typical fixed income securities, there is no obligation for perpetual bonds to repay principal. The coupon payments, however, are mandatory. While perpetual bonds have no maturity date, they may have a callable date in which the perpetuity is eliminated and the issuer may return the principal received on the specified call date. Additionally, a perpetual bond may have additional features, such as interest rate increases at periodic dates or an increase as of a predetermined point in the future.

Restricted Investments  are subject to legal or contractual restrictions on resale and may generally be sold privately, but may be required to be registered or exempted from such registration before being sold to the public. Private placement securities are generally considered to be restricted except for those securities traded between qualified institutional investors under the provisions of Rule 144A of the Securities Act of 1933. Disposal of restricted investments may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult to achieve. Restricted investments held by the Funds at March 31, 2021, as applicable, are disclosed in the Notes to Schedules of Investments.

Securities Issued by U.S. Government Agencies or Government-Sponsored Enterprises  are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association, are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities which do not distribute interest on a current basis and tend to be subject to a greater risk than interest-paying securities of similar maturities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

In June 2019, FNMA and FHLMC started issuing Uniform Mortgage Backed Securities in place of their current offerings of TBA-eligible securities (the “Single Security Initiative”). The Single Security Initiative seeks to support the overall liquidity of the TBA market and aligns the characteristics of FNMA and FHLMC certificates. The effects that the Single Security Initiative may have on the market for TBA and other mortgage-backed securities are uncertain.

Roll-timing strategies can be used where a Fund seeks to extend the expiration or maturity of a position, such as a TBA security on an underlying asset, by closing out the position before expiration and opening a new position with respect to substantially the same underlying asset with a later expiration date. TBA securities purchased or sold are reflected on the Statements of Assets and Liabilities as an asset or liability, respectively.

Separate Trading of Registered Interest and Principal of Securities  (“STRIPS”) are U.S. Treasury fixed income securities in which the principal is separated, or stripped, from the interest and each takes the form of zero coupon securities. A STRIP is sold at a significant discount to face value and offers no interest payments; rather, investors receive payment at maturity. Zero coupon securities do not distribute interest on a current basis and tend to be subject to greater risk than interest-paying securities.

Warrants  are securities that are usually issued together with a debt security or preferred security and that give the holder the right to buy a proportionate amount of common stock at a specified price. Warrants

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normally have a life that is measured in years and entitle the holder to buy common stock of a company at a price that is usually higher than the market price at the time the warrant is issued. Warrants may entail greater risks than certain other types of investments. Generally, warrants do not carry the right to receive dividends or exercise voting rights with respect to the underlying securities, and they do not represent any rights in the assets of the issuer. In addition, their value does not necessarily change with the value of the underlying securities, and they cease to have value if they are not exercised on or before their expiration date. If the market price of the underlying stock does not exceed the exercise price during the life of the warrant, the warrant will expire worthless. Warrants may increase the potential profit or loss to be realized from the investment as compared with investing the same amount in the underlying securities. Similarly, the percentage increase or decrease in the value of an equity security warrant may be greater than the percentage increase or decrease in the value of the underlying common stock. Warrants may relate to the purchase of equity or debt securities. Debt obligations with warrants attached to purchase equity securities have many characteristics of convertible securities and their prices may, to some degree, reflect the performance of the underlying stock. Debt obligations also may be issued with warrants attached to purchase additional debt securities at the same coupon rate. A decline in interest rates would permit a Fund to sell such warrants at a profit. If interest rates rise, these warrants would generally expire with no value.

When-Issued Transactions  are purchases or sales made on a when-issued basis. These transactions are made conditionally because a security, although authorized, has not yet been issued in the market. Transactions to purchase or sell securities on a when-issued basis involve a commitment by a Fund to purchase or sell these securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. A Fund may sell when-issued securities before they are delivered, which may result in a realized gain (loss).

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Funds (and where applicable, certain Acquired Funds and Underlying PIMCO Funds) may enter into the borrowings and other financing transactions described below to the extent permitted by each Fund’s respective investment policies.

The following disclosures contain information on a Fund’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by a Fund. The location of these instruments in each Fund’s financial statements is described below.

(a) Repurchase Agreements  Under the terms of a typical repurchase agreement, a Fund purchases an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and a Fund to resell, the obligation at an agreed-upon price and time. In an open maturity repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Fund or counterparty at any time. The underlying securities for all repurchase agreements are held by a Fund’s custodian or designated subcustodians under tri-party repurchase agreements and in certain instances will remain in custody with the counterparty. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Repurchase agreements, if any, including accrued interest, are included on the Statements of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statements of Operations. In periods of increased demand for collateral, a Fund may pay a fee for the receipt of collateral, which may result in interest expense to the Fund.

(b) Reverse Repurchase Agreements  In a reverse repurchase agreement, a Fund delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. In an open maturity reverse repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Fund or counterparty at any time. A Fund is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by a Fund to counterparties are reflected as a liability on the Statements of Assets and Liabilities. Interest payments made by a Fund to counterparties are recorded as a component of interest expense on the Statements of Operations. In periods of increased demand for the security, a Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund. A Fund will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under reverse repurchase agreements.

(c) Sale-Buybacks  A sale-buyback financing transaction consists of a sale of a security by a Fund to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed-upon price and date. A Fund is not entitled to receive principal and interest payments, if any, made on the security sold to the counterparty during the term of the agreement. The agreed-upon proceeds for securities to be repurchased by a Fund are reflected as a liability on the Statements of Assets and Liabilities. A Fund will recognize net income represented by the price differential between the price received for the transferred security and the agreed-upon repurchase price. This is commonly referred to as the

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Notes to Financial Statements	(Cont.)

‘price drop’. A price drop consists of (i) the foregone interest and inflationary income adjustments, if any, a Fund would have otherwise received had the security not been sold and (ii) the negotiated financing terms between a Fund and counterparty. Foregone interest and inflationary income adjustments, if any, are recorded as components of interest income on the Statements of Operations. Interest payments based upon negotiated financing terms made by a Fund to counterparties are recorded as a component of interest expense on the Statements of Operations. In periods of increased demand for the security, a Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund. A Fund will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under sale-buyback transactions.

(d) Short Sales  Short sales are transactions in which a Fund sells a security that it may not own. A Fund may make short sales of securities to (i) offset potential declines in long positions in similar securities, (ii) to increase the flexibility of the Fund, (iii) for investment return, (iv) as part of a risk arbitrage strategy, and (v) as part of its overall portfolio management strategies involving the use of derivative instruments. When a Fund engages in a short sale, it may borrow the security sold short and deliver it to the counterparty. A Fund will ordinarily have to pay a fee or premium to borrow a security and be obligated to repay the lender of the security any dividend or interest that accrues on the security during the period of the loan. Securities sold in short sale transactions and the dividend or interest payable on such securities, if any, are reflected as payable for short sales on the Statements of Assets and Liabilities. Short sales expose a Fund to the risk that it will be required to cover its short position at a time when the security or other asset has appreciated in value, thus resulting in losses to a Fund. A short sale is “against the box” if a Fund holds in its portfolio or has the right to acquire the security sold short, or securities identical to the security sold short, at no additional cost. A Fund will be subject to additional risks to the extent that it engages in short sales that are not “against the box.” A Fund’s loss on a short sale could theoretically be unlimited in cases where a Fund is unable, for whatever reason, to close out its short position.

(e) Interfund Lending  In accordance with an exemptive order (the “Order”) from the SEC, the Funds of the Trust may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by each Fund’s investment policies and restrictions. The Funds are currently permitted to borrow under the Interfund Lending Program. A lending fund may lend in aggregate up to 15% of its current net assets at the time of the interfund loan, but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing fund may not borrow through the Interfund Lending Program or from any other source if its total outstanding borrowings immediately after the borrowing would be more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interfund loan rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

On March 23, 2020, the SEC issued an exemptive order (the “Temporary Order”) to provide temporary relief to the Funds of the Trust in relation to the Interfund Lending Program, and the Board has authorized the Funds to rely on the Temporary Order. With respect to interfund lending, the Temporary Order permitted, under certain conditions, a lending fund to lend in aggregate up to 25% of its current net assets at the time of the interfund loan and to make interfund loans with term limits of up to the expiration of the Temporary Order, notwithstanding the current limit of seven business days under the Order. The SEC provided notice in April 2021 that the Temporary Order would be terminated on April 30, 2021.

During the period ended March 31, 2021, the Funds did not participate in the Interfund Lending Program.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The Funds (and where applicable, certain Acquired Funds and Underlying PIMCO Funds) may enter into the financial derivative instruments described below to the extent permitted by each Fund’s respective investment policies.

The following disclosures contain information on how and why the Funds use financial derivative instruments, and how financial derivative instruments affect the Funds’ financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statements of Assets and Liabilities and the net realized gain (loss) and net change in unrealized appreciation (depreciation) on the Statements of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Schedules of Investments. The financial derivative instruments outstanding as of period end and the amounts of net realized gain (loss) and net change in unrealized appreciation (depreciation) on financial derivative instruments during the period, as disclosed in the Notes to Schedules of Investments, serve as indicators of the volume of financial derivative activity for the Funds.

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(a) Forward Foreign Currency Contracts  may be engaged, in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of a Fund’s securities or as part of an investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily, and the change in value is recorded by a Fund as an unrealized gain (loss). Realized gains (losses) are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed and are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain (loss) reflected on the Statements of Assets and Liabilities. In addition, a Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. To mitigate such risk, cash or securities may be exchanged as collateral pursuant to the terms of the underlying contracts.

(b) Futures Contracts  are agreements to buy or sell a security or other asset for a set price on a future date and are traded on an exchange. A Fund may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by a Fund and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, a Fund is required to deposit with its futures broker an amount of cash, U.S. Government and Agency Obligations, or select sovereign debt, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and based on such movements in the price of the contracts, an appropriate payable or receivable for the change in value may be posted or collected by the Fund (“Futures Variation Margin”). Futures Variation Margins, if any, are disclosed within centrally cleared financial derivative instruments on the Statements of Assets and Liabilities. Gains (losses) are recognized but not considered realized until the contracts expire or close. Futures contracts involve, to varying degrees, risk of loss in excess of the Futures Variation Margin included within exchange traded or centrally cleared financial derivative instruments on the Statements of Assets and Liabilities.

(c) Options Contracts  may be written or purchased to enhance returns or to hedge an existing position or future investment. A Fund may write call and put options on securities and financial derivative instruments it owns or in which it may invest. Writing put options tends to increase a Fund’s exposure to the underlying instrument. Writing call options tends to decrease a Fund’s exposure to the underlying instrument. When a Fund writes a call or put, an amount equal to the premium received is recorded and subsequently marked to market to reflect the current value of the option written. These amounts are included on the Statements of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain (loss). Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. A Fund as a writer of an option has no control over whether the underlying instrument may be sold (“call”) or purchased (“put”) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk a Fund may not be able to enter into a closing transaction because of an illiquid market.

Purchasing call options tends to increase a Fund’s exposure to the underlying instrument. Purchasing put options tends to decrease a Fund’s exposure to the underlying instrument. A Fund pays a premium which is included as an asset on the Statements of Assets and Liabilities and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain (loss) when the underlying transaction is executed.

Credit Default Swaptions  may be written or purchased to hedge exposure to the credit risk of an investment without making a commitment to the underlying instrument. A credit default swaption is an option to sell or buy credit protection on a specific reference by entering into a pre-defined swap agreement by some specified date in the future.

Foreign Currency Options  may be written or purchased to be used as a short or long hedge against possible variations in foreign exchange rates or to gain exposure to foreign currencies.

Inflation-Capped Options  may be written or purchased to enhance returns or for hedging opportunities. The purpose of purchasing inflation-capped options is to protect a Fund from inflation erosion above a certain rate on a given notional exposure. A floor can be used to give downside protection to investments in inflation-linked products.

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Notes to Financial Statements	(Cont.)

Interest Rate-Capped Options  may be written or purchased to enhance returns or for hedging opportunities. The purpose of purchasing interest rate-capped options is to protect a Fund from floating rate risk above a certain rate on a given notional exposure. A floor can be used to give downside protection to investments in interest rate linked products.

Interest Rate Swaptions  may be written or purchased to enter into a pre-defined swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, by some specified date in the future. The writer of the swaption becomes the counterparty to the swap if the buyer exercises. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise.

Options on Exchange-Traded Futures Contracts  (“Futures Option”) may be written or purchased to hedge an existing position or future investment, for speculative purposes or to manage exposure to market movements. A Futures Option is an option contract in which the underlying instrument is a single futures contract.

Options on Securities  may be written or purchased to enhance returns or to hedge an existing position or future investment. An option on a security uses a specified security as the underlying instrument for the option contract.

(d) Swap Agreements  are bilaterally negotiated agreements between a Fund and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements may be privately negotiated in the over the counter market (“OTC swaps”) or may be cleared through a third party, known as a central counterparty or derivatives clearing organization (“Centrally Cleared Swaps”). A Fund may enter into asset, credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Centrally Cleared Swaps are marked to market daily based upon valuations as determined from the underlying contract or in accordance with the requirements of the central counterparty or derivatives clearing organization. Changes in market value, if any, are reflected as a component of net change in unrealized appreciation (depreciation) on the Statements of Operations. Daily changes in valuation of centrally cleared swaps (“Swap Variation Margin”), if any, are disclosed within centrally cleared financial derivative instruments on the Statements of

Assets and Liabilities. Centrally Cleared and OTC swap payments received or paid at the beginning of the measurement period are included on the Statements of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Upfront premiums received (paid) are initially recorded as liabilities (assets) and subsequently marked to market to reflect the current value of the swap. These upfront premiums are recorded as realized gain (loss) on the Statements of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain (loss) on the Statements of Operations. Net periodic payments received or paid by a Fund are included as part of realized gain (loss) on the Statements of Operations.

For purposes of applying certain of a Fund’s investment policies and restrictions, swap agreements, like other derivative instruments, may be valued by a Fund at market value, notional value or full exposure value. In the case of a credit default swap, in applying certain of a Fund’s investment policies and restrictions, the Funds will value the credit default swap at its notional value or its full exposure value (i.e., the sum of the notional amount for the contract plus the market value), but may value the credit default swap at market value for purposes of applying certain of a Fund’s other investment policies and restrictions. For example, a Fund may value credit default swaps at full exposure value for purposes of a Fund’s credit quality guidelines (if any) because such value in general better reflects a Fund’s actual economic exposure during the term of the credit default swap agreement. As a result, a Fund may, at times, have notional exposure to an asset class (before netting) that is greater or lesser than the stated limit or restriction noted in a Fund’s prospectus. In this context, both the notional amount and the market value may be positive or negative depending on whether a Fund is selling or buying protection through the credit default swap. The manner in which certain securities or other instruments are valued by a Fund for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

Entering into swap agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates or the values of the asset upon which the swap is based.

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A Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk may be mitigated by having a master netting arrangement between a Fund and the counterparty and by the posting of collateral to a Fund to cover a Fund’s exposure to the counterparty.

To the extent a Fund has a policy to limit the net amount owed to or to be received from a single counterparty under existing swap agreements, such limitation only applies to counterparties to OTC swaps and does not apply to centrally cleared swaps where the counterparty is a central counterparty or derivatives clearing organization.

Credit Default Swap Agreements  on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues are entered into to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where a Fund owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event that the referenced entity, obligation or index, as specified in the swap agreement, undergoes a certain credit event. As a seller of protection on credit default swap agreements, a Fund will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, a Fund would effectively add leverage to its portfolio because, in addition to its total net assets, a Fund would be subject to investment exposure on the notional amount of the swap.

If a Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If a Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event).

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. A Fund may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are instruments for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues as of period end, if any, are disclosed in the Notes to Schedules of Investments. They serve as an indicator of the current status of payment/performance risk and represent the likelihood or risk of default for the reference entity. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed

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Notes to Financial Statements	(Cont.)

securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that a Fund as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of period end for which a Fund is the seller of protection are disclosed in the Notes to Schedules of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by a Fund for the same referenced entity or entities.

Cross-Currency Swap Agreements  are entered into to gain or mitigate exposure to currency risk. Cross-currency swap agreements involve two parties exchanging two different currencies with an agreement to reverse the exchange at a later date at specified exchange rates. The exchange of currencies at the inception date of the contract takes place at the current spot rate. The re-exchange at maturity may take place at the same exchange rate, a specified rate, or the then current spot rate. Interest payments, if applicable, are made between the parties based on interest rates available in the two currencies at the inception of the contract. The terms of cross-currency swap contracts may extend for many years. Cross-currency swaps are usually negotiated with commercial and investment banks. Some cross-currency swaps may not provide for exchanging principal cash flows, but only for exchanging interest cash flows.

Interest Rate Swap Agreements  may be entered into to help hedge against interest rate risk exposure and to maintain a Fund’s ability to generate income at prevailing market rates. The value of the fixed rate bonds that the Funds hold may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, a Fund may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by a Fund with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the buyer pays an upfront fee in consideration for the right to early terminate the swap transaction in whole, at zero cost and at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets.

Total Return Swap Agreements  are entered into to gain or mitigate exposure to the underlying reference asset. Total return swap agreements involve commitments where single or multiple cash flows are exchanged based on the price of an underlying reference asset and on a fixed or variable interest rate. Total return swap agreements may involve commitments to pay interest in exchange for a market-linked return. One counterparty pays out the total return of a specific underlying reference asset, which may include a single security, a basket of securities, or an index, and in return receives a fixed or variable rate. At the maturity date, a net cash flow is exchanged where the total return is equivalent to the return of the underlying reference asset less a financing rate, if any. As a receiver, a Fund would receive payments based on any net positive total return and would owe payments in the event of a net negative total return. As the payer, a Fund would owe payments on any net positive total return, and would receive payments in the event of a net negative total return.

Volatility Swap Agreements  are also known as forward volatility agreements and volatility swaps, and are agreements in which the counterparties agree to make payments in connection with changes in the volatility (i.e., the magnitude of change over a specified period of time) of an underlying referenced instrument, such as a currency, rate, index, security or other financial instrument. Volatility swaps permit the parties to attempt to hedge volatility risk and/or take positions on the projected future volatility of an underlying referenced instrument. For example, a Fund may enter into a volatility swap in order to take the position that the referenced instrument’s volatility will increase over a particular period of time. If the referenced instrument’s volatility does increase over the specified time, a Fund will receive payment from its counterparty based upon the amount by which the referenced instrument’s realized volatility level exceeds a volatility level agreed upon by the parties. If the referenced instrument’s volatility does not increase over the specified time, a Fund will make a payment to the counterparty based upon the amount by which the referenced instrument’s realized volatility level falls below the volatility level agreed upon by the parties. At the maturity date, a net cash flow is

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exchanged, where the payoff amount is equivalent to the difference between the realized price volatility of the referenced instrument and the strike multiplied by the notional amount. As a receiver of the realized price volatility, a Fund would receive the payoff amount when the realized price volatility of the referenced instrument is greater than the strike and would owe the payoff amount when the volatility is less than the strike. As a payer of the realized price volatility, a Fund would owe the payoff amount when the realized price volatility of the referenced instrument is greater than the strike and would receive the payoff amount when the volatility is less than the strike. Payments on a volatility swap will be greater if they are based upon the mathematical square of volatility (i.e., the measured volatility multiplied by itself, which is referred to as “variance”). This type of volatility swap is frequently referred to as a variance swap.

7. PRINCIPAL AND OTHER RISKS

(a) Principal Risks

The principal risks of investing in a Fund, which could adversely affect its net asset value, yield and total return, are listed below.

Risks	PIMCO Emerging Markets Bond Fund	PIMCO Emerging Markets Corporate Bond Fund	PIMCO Emerging Markets Currency and Short-Term Investments Fund	PIMCO Emerging Markets Full Spectrum Bond Fund	PIMCO Global Advantage® Strategy Bond Fund	PIMCO Global Bond Opportunities Fund (Unhedged)	PIMCO Global Bond Opportunities Fund (U.S. Dollar-Hedged)	PIMCO International Bond Fund (Unhedged)

Allocation	—	—	—	X	—	—	—	—

Acquired Fund	—	—	—	X	—	—	—	—

Interest Rate	X	X	X	X	X	X	X	X

Call	X	X	X	X	X	X	X	X

Credit	X	X	X	X	X	X	X	X

High Yield	X	X	X	X	X	X	X	X

Distressed Company	—	—	—	X	—	—	—	—

Market	X	X	X	X	X	X	X	X

Issuer	X	X	X	X	X	X	X	X

Liquidity	X	X	X	X	X	X	X	X

Derivatives	X	X	X	X	X	X	X	X

Commodity	—	—	—	X	—	—	—	—

Equity	X	—	X	X	X	X	X	X

Mortgage-Related and Other Asset-Backed Securities	X	X	X	X	X	X	X	X

Foreign (Non-U.S.) Investment	X	X	X	X	X	X	X	X

Real Estate	X	X	X	X	—	—	—	—

Emerging Markets	X	X	X	X	X	X	X	X

Sovereign Debt	X	X	X	X	X	X	X	X

Currency	X	X	X	X	X	X	X	X

Smaller Company	—	—	—	X	—	—	—	—

Leveraging	X	X	X	X	X	X	X	X

Issuer Non-Diversification	—	—	—	—	—	X	X	—

Management	X	X	X	X	X	X	X	X

Short Exposure	X	X	X	X	X	X	X	X

Tax	—	—	—	X	—	—	—	—

Subsidiary	—	—	—	X	—	—	—	—

Value Investing	—	—	—	X	—	—	—	—

Arbitrage	—	—	—	X	—	—	—	—

Convertible Securities	—	—	—	X	—	—	—	—

Exchange-Traded Fund	—	—	—	X	—	—	—	—

LIBOR Transition	X	X	X	X	X	X	X	X

Please see “Description of Principal Risks” in the Fund’s prospectus for a more detailed description of the risks of investing in the Fund.

The principal risks of investing in a Fund include risks from direct investments and/or, for certain Funds that invest in Acquired Funds or

Underlying PIMCO Funds, indirect exposure through investment in such Acquired Funds or Underlying PIMCO Funds. Please see “Description of Principal Risks” in a Fund’s prospectus for a more detailed description of the risks of investing in a Fund.

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Notes to Financial Statements	(Cont.)

Allocation Risk  is the risk that a Fund could lose money as a result of less than optimal or poor asset allocation decisions. A Fund could miss attractive investment opportunities by underweighting markets that subsequently experience significant returns and could lose value by overweighting markets that subsequently experience significant declines.

Acquired Fund Risk  is the risk that a Fund’s performance is closely related to the risks associated with the securities and other investments held by the Acquired Funds and that the ability of a Fund to achieve its investment objective will depend upon the ability of the Acquired Funds to achieve their investment objectives.

Interest Rate Risk  is the risk that fixed income securities will decline in value because of an increase in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration.

Call Risk  is the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer’s credit quality). If an issuer calls a security that a Fund has invested in, the Fund may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features.

Credit Risk  is the risk that a Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to meet its financial obligations.

High Yield Risk  is the risk that high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) are subject to greater levels of credit, call and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments, and may be more volatile than higher-rated securities of similar maturity.

Distressed Company Risk  is the risk that securities of distressed companies may be subject to greater levels of credit, issuer and liquidity risk than a portfolio that does not invest in such securities. Securities of distressed companies include both debt and equity securities. Debt securities of distressed companies are considered predominantly speculative with respect to the issuers’ continuing ability to make principal and interest payments.

Market Risk  is the risk that the value of securities owned by a Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries.

Issuer Risk  is the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

Liquidity Risk  is the risk that a particular investment may be difficult to purchase or sell and that a Fund may be unable to sell illiquid investments at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income funds may be higher than normal, causing increased supply in the market due to selling activity.

Derivatives Risk  is the risk of investing in derivative instruments (such as futures, swaps and structured securities), including leverage, liquidity, interest rate, market, credit and management risks, and valuation complexity. Changes in the value of the derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and a Fund could lose more than the initial amount invested. A Fund’s use of derivatives may result in losses to the Fund, a reduction in the Fund’s returns and/or increased volatility. Over-the-counter (“OTC”) derivatives are also subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally-cleared derivative transactions might not be available for OTC derivatives. The primary credit risk on derivatives that are exchange-traded or traded through a central clearing counterparty resides with a Fund’s clearing broker, or the clearinghouse. Changes in regulation relating to a mutual fund’s use of derivatives and related instruments could potentially limit or impact a Fund’s ability to invest in derivatives, limit a Fund’s ability to employ certain strategies that use derivatives and/or adversely affect the value of derivatives and a Fund’s performance.

Commodity Risk  is the risk that investing in commodity-linked derivative instruments may subject a Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, public health emergencies, embargoes, tariffs and international economic, political and regulatory developments.

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Equity Risk  is the risk that the value of equity securities, such as common stocks and preferred securities, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities.

Mortgage-Related and Other Asset-Backed Securities Risk  is the risk of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk, prepayment risk and credit risk.

Foreign (Non-U.S.) Investment Risk  is the risk that investing in foreign (non-U.S.) securities may result in a Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, increased risk of delayed settlement of portfolio transactions or loss of certificates of portfolio securities, and the risk of unfavorable foreign government actions, including nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers.

Real Estate Risk  is the risk that a Fund’s investments in Real Estate Investment Trusts (“REITs”) or real estate-linked derivative instruments will subject the Fund to risks similar to those associated with direct ownership of real estate, including losses from casualty or condemnation, and changes in local and general economic conditions, supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes and operating expenses. A Fund’s investments in REITs or real estate-linked derivative instruments subject it to management and tax risks. In addition, privately traded REITs subject a Fund to liquidity and valuation risk.

Emerging Markets Risk  is the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk.

Sovereign Debt Risk  is the risk that investments in fixed income instruments issued by sovereign entities may decline in value as a result of default or other adverse credit event resulting from an issuer’s inability or unwillingness to make principal or interest payments in a timely fashion.

Currency Risk  is the risk that foreign (non-U.S.) currencies will change in value relative to the U.S. dollar and affect a Fund’s investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies.

Smaller Company Risk  is the risk that the value of securities issued by a smaller company may go up or down, sometimes rapidly and unpredictably as compared to more widely held securities, due to narrow markets and limited resources of smaller companies. A Fund’s investments in smaller companies subject it to greater levels of credit, market and issuer risk.

Leveraging Risk  is the risk that certain transactions of a Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing a Fund to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss.

Issuer Non-Diversification Risk  is the risk of focusing investments in a small number of issuers, including being more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio might be. Funds that are “non-diversified” may invest a greater percentage of their assets in the securities of a single issuer (such as bonds issued by a particular state) than funds that are “diversified.”

Management Risk  is the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that actual or potential conflicts of interest, legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing a Fund and may cause PIMCO to restrict or prohibit participation in certain investments. There is no guarantee that the investment objective of a Fund will be achieved.

Short Exposure Risk  is the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale will not fulfill its contractual obligations, causing a loss to a Fund.

Tax Risk  is the risk that the tax treatment of swap agreements and other derivative instruments, such as commodity-linked derivative instruments, including commodity index-linked notes, swap agreements, commodity options, futures, and options on futures, may be affected by future regulatory or legislative changes that could affect whether income from such investments is “qualifying income” under Subchapter M of the Internal Revenue Code, or otherwise affect the character, timing and/or amount of a Fund’s taxable income or gains and distributions.

Subsidiary Risk  is the risk that, by investing in certain Underlying PIMCO Funds that invest in a subsidiary (each a “Subsidiary”), a Fund is indirectly exposed to the risks associated with a Subsidiary’s

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Notes to Financial Statements	(Cont.)

investments. The Subsidiaries are not registered under the 1940 Act and may not be subject to all the investor protections of the 1940 Act. There is no guarantee that the investment objective of a Subsidiary will be achieved.

Value Investing Risk  is the risk that a value stock may decrease in price or may not increase in price as anticipated by PIMCO if it continues to be undervalued by the market or the factors that the portfolio manager believes will cause the stock price to increase do not occur.

Arbitrage Risk  is the risk that securities purchased pursuant to an arbitrage strategy intended to take advantage of a perceived relationship between the value of two securities may not perform as expected.

Convertible Securities Risk  is the risk that arises when convertible securities share both fixed income and equity characteristics. Convertible securities are subject to risks to which fixed income and equity investments are subject. These risks include equity risk, interest rate risk and credit risk.

Exchange-Traded Fund Risk  is the risk that an exchange-traded fund may not track the performance of the index it is designed to track, among other reasons, because of exchange rules, market prices of shares of an exchange-traded fund may fluctuate rapidly and materially, or shares of an exchange-traded fund may trade significantly above or below net asset value, any of which may cause losses to a Fund invested in the exchange-traded fund.

LIBOR Transition Risk  is the risk related to the anticipated discontinuation of the London Interbank Offered Rate (“LIBOR”) by the end of 2021. Certain instruments held by a Fund rely in some fashion upon LIBOR. Although the transition process away from LIBOR has become increasingly well-defined in advance of the anticipated discontinuation date, there remains uncertainty regarding the nature of any replacement rate, and any potential effects of the transition away from LIBOR on a Fund or on certain instruments in which a Fund invests can be difficult to ascertain. The transition process may involve, among other things, increased volatility or illiquidity in markets for instruments that currently rely on LIBOR and may result in a reduction in value of certain instruments held by a Fund.

(b) Other Risks

In general, a Fund may be subject to additional risks, including, but not limited to, risks related to government regulation and intervention in financial markets, operational risks, risks associated with financial, economic and global market disruptions, and cybersecurity risks. Please see a Fund’s prospectus and Statement of Additional Information for a more detailed description of the risks of investing in a Fund. Please see the Important Information section of this report for additional discussion of certain regulatory and market developments that may impact a Fund’s performance.

Market Disruption Risk  A Fund is subject to investment and operational risks associated with financial, economic and other global market developments and disruptions, including those arising from war, terrorism, market manipulation, government interventions, defaults and shutdowns, political changes or diplomatic developments, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics) and natural/environmental disasters, which can all negatively impact the securities markets and cause a Fund to lose value. These events can also impair the technology and other operational systems upon which a Fund’s service providers, including PIMCO as a Fund’s investment adviser, rely, and could otherwise disrupt a Fund’s service providers’ ability to fulfill their obligations to a Fund. For example, the recent spread of an infectious respiratory illness caused by a novel strain of coronavirus (known as COVID-19) has caused volatility, severe market dislocations and liquidity constraints in many markets, including markets for the securities a Fund holds, and may adversely affect a Fund’s investments and operations. Please see the Important Information section for additional discussion of the COVID-19 pandemic.

Government Intervention in Financial Markets  Federal, state, and other governments, their regulatory agencies, or self-regulatory organizations may take actions that affect the regulation of the instruments in which a Fund invests, or the issuers of such instruments, in ways that are unforeseeable. Legislation or regulation may also change the way in which a Fund itself is regulated. Such legislation or regulation could limit or preclude a Fund’s ability to achieve its investment objective. Furthermore, volatile financial markets can expose a Fund to greater market and liquidity risk and potential difficulty in valuing portfolio instruments held by the Fund. The value of a Fund’s holdings is also generally subject to the risk of future local, national, or global economic disturbances based on unknown weaknesses in the markets in which a Fund invests. In addition, it is not certain that the U.S. Government will intervene in response to a future market disturbance and the effect of any such future intervention cannot be predicted. It is difficult for issuers to prepare for the impact of future financial downturns, although companies can seek to identify and manage future uncertainties through risk management programs.

Regulatory Risk  Financial entities, such as investment companies and investment advisers, are generally subject to extensive government regulation and intervention. Government regulation and/or intervention may change the way a Fund is regulated, affect the expenses incurred directly by a Fund and the value of its investments, and limit and/or preclude a Fund’s ability to achieve its investment objective.

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Government regulation may change frequently and may have significant adverse consequences. Moreover, government regulation may have unpredictable and unintended effects.

Operational Risk  An investment in a Fund, like any fund, can involve operational risks arising from factors such as processing errors, human errors, inadequate or failed internal or external processes, failures in systems and technology, changes in personnel and errors caused by third-party service providers. The occurrence of any of these failures, errors or breaches could result in a loss of information, regulatory scrutiny, reputational damage or other events, any of which could have a material adverse effect on a Fund. While a Fund seeks to minimize such events through controls and oversight, there may still be failures that could cause losses to the Fund.

Cyber Security Risk  As the use of technology has become more prevalent in the course of business, the Funds have become potentially more susceptible to operational and information security risks resulting from breaches in cyber security. A breach in cyber security refers to both intentional and unintentional cyber events that may, among other things, cause a Fund to lose proprietary information, suffer data corruption and/or destruction or lose operational capacity, result in the unauthorized release or other misuse of confidential information, or otherwise disrupt normal business operations. Cyber security failures or breaches may result in financial losses to a Fund and its shareholders. These failures or breaches may also result in disruptions to business operations, potentially resulting in financial losses; interference with a Fund’s ability to calculate its net asset value, process shareholder transactions or otherwise transact business with shareholders; impediments to trading; violations of applicable privacy and other laws; regulatory fines; penalties; reputational damage; reimbursement or other compensation costs; additional compliance and cyber security risk management costs and other adverse consequences. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future.

8. MASTER NETTING ARRANGEMENTS

A Fund may be subject to various netting arrangements (“Master Agreements”) with select counterparties. Master Agreements govern the terms of certain transactions, and are intended to reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that is intended to improve legal certainty. Each type of Master Agreement governs certain types of transactions. Different types of transactions may be traded out of different legal entities or affiliates of a particular organization, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow a Fund to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single Master Agreement with a counterparty. For financial reporting purposes the Statements of Assets and Liabilities generally present derivative assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under most Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other securities may be used depending on the terms outlined in the applicable Master Agreement. Securities and cash pledged as collateral are reflected as assets on the Statements of Assets and Liabilities as either a component of Investments at value (securities) or Deposits with counterparty. Cash collateral received is not typically held in a segregated account and as such is reflected as a liability on the Statements of Assets and Liabilities as Deposits from counterparty. The market value of any securities received as collateral is not reflected as a component of NAV. A Fund’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and certain sale-buyback transactions between a Fund and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedules of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern certain forward settling transactions, such as TBA securities, delayed-delivery or certain sale-buyback transactions by and between a Fund and select counterparties. The Master Forward Agreements maintain provisions for, among other things, transaction initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Schedules of Investments.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared

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Notes to Financial Statements	(Cont.)

OTC derivatives. Such transactions require posting of initial margin as determined by each relevant clearing agency which is segregated in an account at a futures commission merchant (“FCM”) registered with the Commodity Futures Trading Commission. In the United States, counterparty risk may be reduced as creditors of an FCM cannot have a claim to Fund assets in the segregated account. Portability of exposure reduces risk to the Funds. Variation margin, or changes in market value, are generally exchanged daily, but may not be netted between futures and cleared OTC derivatives unless the parties have agreed to a separate arrangement in respect of portfolio margining. The market value or accumulated unrealized appreciation (depreciation), initial margin posted, and any unsettled variation margin as of period end are disclosed in the Notes to Schedules of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern bilateral OTC derivative transactions entered into by a Fund with select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral posting and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. The ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level or as required by regulation. Similarly, if required by regulation, a Fund may be required to post additional collateral beyond coverage of daily exposure. These amounts, if any, may (or if required by law, will) be segregated with a third-party custodian. To the extent a Fund is required by regulation to post additional collateral beyond coverage of daily exposure, it could potentially incur costs, including in procuring eligible assets to meet collateral requirements, associated with such posting. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Schedules of Investments.

9. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from each Fund at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate as noted in the table in note (b) below.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs.

The Investment Advisory Fees and Supervisory and Administrative Fees for all classes, as applicable, are charged at the annual rate as noted in the following table (calculated as a percentage of each Fund’s average daily net assets attributable to each class):

	Investment Advisory Fee	Supervisory and Administrative Fee
Fund Name	All Classes	Institutional Class	I-2	I-3		Administrative Class	Class A	Class C
PIMCO Emerging Markets Bond Fund	0.45%	0.38%	0.48%	0.58%	(1)	N/A	0.50%	0.50%
PIMCO Emerging Markets Corporate Bond Fund	0.50%	0.40%	N/A	N/A		N/A	N/A	N/A
PIMCO Emerging Markets Currency and Short-Term Investments Fund	0.45%	0.40%	0.50%	N/A		N/A	0.55%	N/A
PIMCO Emerging Markets Full Spectrum Bond Fund	0.54%	0.40%	N/A	N/A		N/A	N/A	N/A
PIMCO Global Advantage® Strategy Bond Fund	0.35%	0.30%	N/A	N/A		N/A	0.45%	N/A
PIMCO Global Bond Opportunities Fund (Unhedged)	0.25%	0.30%	N/A	N/A		0.30%	0.45%	N/A
PIMCO Global Bond Opportunities Fund (U.S. Dollar-Hedged)	0.25%	0.30%	0.40%	N/A		0.30%	0.40%	0.40%
PIMCO International Bond Fund (Unhedged)	0.25%	0.25%	0.35%	0.45%	(1)	0.25%	0.40%	0.40%

(1)	PIMCO has contractually agreed, through July 31, 2021, to waive its supervisory and administrative fee for I-3 shares by 0.05% of the average daily net assets attributable to I-3 shares of the Fund.

(c) Distribution and Servicing Fees  PIMCO Investments LLC, a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares.

The Trust has adopted separate Distribution and Servicing Plans with respect to the Class A and Class C shares of the Trust pursuant to Rule 12b-1 under the Act. In connection with the distribution of Class C shares of the Trust, the Distributor receives distribution fees from the Trust of up to 0.75% for Class C shares, and in connection with

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personal services rendered to Class A and Class C shareholders and the maintenance of such shareholder accounts, the Distributor receives servicing fees from the Trust of up to 0.25% for each of Class A and Class C shares (percentages reflect annual rates of the average daily net assets attributable to the applicable class).

The Trust has adopted a Distribution and Servicing Plan with respect to the Administrative Class shares of each Fund pursuant to Rule 12b-1 under the Act (the “Administrative Class Plan”). Under the terms of the Administrative Class Plan, a Fund may compensate the Distributor for providing, or procuring through financial intermediaries, distribution, administrative, recordkeeping, shareholder and/or related services with respect to Administrative Class shares. The Administrative Class Plan permits a Fund to make total payments at an annual rate of up to 0.25% of the average daily net assets attributable to the Administrative Class shares.

The Trust paid distribution and servicing fees at effective rates as noted in the following table (calculated as a percentage of each Fund’s average daily net assets attributable to each class):

	Allowable Rate

	Distribution Fee	Servicing Fee
Class A

All Funds	—	0.25%
Class C

All Funds	0.75%	0.25%

	Distribution and/or Servicing Fee
Administrative Class

All Funds	0.25%

The Distributor also received the proceeds of the initial sales charges paid by the shareholders upon the purchase of Class A shares, except for the PIMCO Short Asset Investment Fund, and the contingent deferred sales charges paid by the shareholders upon certain redemptions of Class A and Class C shares, except for the PIMCO Government Money Market Fund and the PIMCO Short Asset Investment Fund. For the period ended March 31, 2021, the Distributor retained $5,518,745 representing commissions (sales charges) and contingent deferred sales charges from the Trust.

(d) Fund Expenses  PIMCO provides or procures supervisory and administrative services for shareholders and also bears the costs of various third-party services required by the Funds, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Trust is responsible for the following expenses: (i) taxes and governmental fees; (ii) brokerage fees and commissions and other portfolio transaction expenses; (iii) the costs of borrowing money, including interest expenses; (iv) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit (except the PIMCO All Asset and

PIMCO All Asset All Authority Funds); (v) extraordinary expense, including costs of litigation and indemnification expenses; (vi) organizational expenses; and (vii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multi-Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual fund operating expenses per share class.

The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

(e) Expense Limitation  Pursuant to the Expense Limitation Agreement, PIMCO has agreed to waive a portion of the Funds’ Supervisory and Administrative Fee, or reimburse each Fund, to the extent that each Fund’s organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata share of Trustee Fees exceed 0.0049%, the “Expense Limit” (calculated as a percentage of each Fund’s average daily net assets attributable to each class). The Expense Limitation Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term.

In any month in which the supervision and administration agreement is in effect, PIMCO is entitled to reimbursement by each Fund of any portion of the supervisory and administrative fee waived or reimbursed as set forth above (the “Reimbursement Amount”) during the previous thirty-six months from the date of the waiver, provided that such amount paid to PIMCO will not: i) together with any organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata Trustee fees, exceed, for such month, the Expense Limit (or the amount of the expense limit in place at the time the amount being recouped was originally waived if lower than the Expense Limit); ii) exceed the total Reimbursement Amount; or iii) include any amounts previously reimbursed to PIMCO. At March 31, 2021, there were no recoverable amounts.

Pursuant to a Fee Waiver Agreement, PIMCO has contractually agreed, through July 31, 2021, to reduce its supervisory and administrative fee for I-3 shares by 0.05% of the average daily net assets attributable to I-3 shares of each of the PIMCO Emerging Markets Bond Fund and PIMCO International Bond Fund (Unhedged). This Fee Waiver Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term.

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Notes to Financial Statements	(Cont.)

The waivers are reflected on the Statements of Operations as a component of Waiver and/or Reimbursement by PIMCO. For the period ended March 31, 2021, the Funds below waived the following fees (amounts in thousands†):

Fund Name	Waived Fees

PIMCO Emerging Markets Bond Fund	$2

PIMCO International Bond Fund (Unhedged)	44

†	A zero balance may reflect actual amounts rounding to less than one thousand.

(f) Acquired Fund Fees and Expenses  The Underlying PIMCO Fund Expenses that are used for purposes of implementing the expense reduction described below are calculated using the advisory and supervisory and administrative fees for each Underlying PIMCO Fund over the total assets invested in Underlying PIMCO Funds. Underlying PIMCO Fund expenses for the Fund will vary with changes in the expenses of the Underlying PIMCO Funds, as well as the allocation of a Fund’s assets.

PIMCO has contractually agreed, through July 31, 2021, to waive first, the Investment Advisory Fee and, second, to the extent necessary, the Supervisory and Administrative Fee it receives from the PIMCO Emerging Markets Full Spectrum Fund in an amount equal to the expenses attributable to Investment Advisory and Supervisory and Administrative Fees of Underlying PIMCO Funds indirectly incurred by the Fund in connection with the Fund’s investments in Underlying PIMCO Funds, to the extent the Fund’s advisory fee or advisory fee and supervisory and administrative fee taken together are greater than or equal to the advisory fees and supervisory and administrative fees of the Underlying PIMCO Funds. This waiver renews annually for a full year unless terminated by PIMCO upon at least 30 days’ notice prior to the end of the contract term. The waiver is reflected on the Statements of Operations as a component of Waiver and/or Reimbursement by PIMCO. For the period ended March 31, 2021, the amount waived was $2,839,877.

10. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees paid to these parties are disclosed in Note 9, Fees and Expenses, and the accrued related party fee amounts are disclosed on the Statements of Assets and Liabilities.

Certain Funds are permitted to purchase or sell securities from or to certain related affiliated funds under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by the Funds from or to another fund or portfolio that are, or could be, considered an affiliate, or an affiliate of an affiliate, by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 under the Act. Further, as defined under the procedures, each transaction is effected at the current market price. Purchases and sales of securities pursuant to Rule 17a-7 under the Act for the period ended March 31, 2021, were as follows (amounts in thousands†):

Fund Name	Purchases	Sales

PIMCO Emerging Markets Bond Fund	$250,584	$220,329

PIMCO Emerging Markets Corporate Bond Fund	5,828	820

PIMCO Emerging Markets Currency and Short-Term Investments Fund	12,728	144,678

PIMCO Emerging Markets Full Spectrum Bond Fund	424	0

PIMCO Global Advantage® Strategy Bond Fund	14,438	13,421

PIMCO Global Bond Opportunities Fund (Unhedged)	3,907	17,031

PIMCO Global Bond Opportunities Fund (U.S. Dollar-Hedged)	17,030	21,358

PIMCO International Bond Fund (Unhedged)	19,640	31,078

†	A zero balance may reflect actual amounts rounding to less than one thousand.

11. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee or officer of the Trust is indemnified and each employee or other agent of the Trust (including the Trust’s investment manager) may be indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts.

12. PURCHASES AND SALES OF SECURITIES

The length of time a Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Fund is known as “portfolio turnover.” Each Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover may involve correspondingly greater transaction costs, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities, which are borne by the Fund. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates when distributed to shareholders). The transaction costs associated with portfolio turnover may adversely affect a Fund’s performance. The portfolio turnover rates are reported in the Financial Highlights.

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Purchases and sales of securities (excluding short-term investments) for the period ended March 31, 2021, were as follows (amounts in thousands†):

	U.S. Government/Agency		All Other

Fund Name	Purchases	Sales	Purchases	Sales

PIMCO Emerging Markets Bond Fund	$426,610	$660,044	$1,351,994	$940,755

PIMCO Emerging Markets Corporate Bond Fund	1,776	3,373	130,767	85,648

PIMCO Emerging Markets Currency and Short-Term Investments Fund	6,807	6,808	433,845	1,774,036

PIMCO Emerging Markets Full Spectrum Bond Fund	0	0	208,591	132,054

PIMCO Global Advantage® Strategy Bond Fund	2,723,166	2,842,720	125,839	147,574

PIMCO Global Bond Opportunities Fund (Unhedged)	1,532,751	1,592,535	58,390	93,926

PIMCO Global Bond Opportunities Fund (U.S. Dollar-Hedged)	6,633,617	6,894,251	254,451	312,981

PIMCO International Bond Fund (Unhedged)	9,049,158	9,340,789	542,211	436,142

†	A zero balance may reflect actual amounts rounding to less than one thousand.

13. SHARES OF BENEFICIAL INTEREST

The Trust may issue an unlimited number of shares of beneficial interest with a $0.01 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands†):

	PIMCO Emerging Markets Bond Fund				PIMCO Emerging Markets Corporate Bond Fund

	Year Ended 03/31/2021		Year Ended 03/31/2020		Year Ended 03/31/2021		Year Ended 03/31/2020

	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Receipts for shares sold

Institutional Class	112,276	$1,151,897	66,919	$672,249	9,760	$103,396	3,727	$40,373

I-2	14,244	148,144	10,785	113,091	N/A	N/A	N/A	N/A

I-3	670	7,062	262	2,726	N/A	N/A	N/A	N/A

Administrative Class	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Class A	4,411	46,315	4,977	52,356	N/A	N/A	N/A	N/A

Class C	317	3,286	391	4,099	N/A	N/A	N/A	N/A
Issued as reinvestment of distributions

Institutional Class	6,531	67,703	6,002	62,598	452	4,805	481	5,131

I-2	608	6,306	505	5,264	N/A	N/A	N/A	N/A

I-3	20	211	9	97	N/A	N/A	N/A	N/A

Administrative Class	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Class A	766	7,923	908	9,469	N/A	N/A	N/A	N/A

Class C	55	573	85	891	N/A	N/A	N/A	N/A
Cost of shares redeemed

Institutional Class	(86,033)	(890,890)	(84,524)	(863,566)	(6,037)	(63,797)	(6,715)	(71,432)

I-2	(9,146)	(92,333)	(9,096)	(94,141)	N/A	N/A	N/A	N/A

I-3	(153)	(1,595)	(74)	(750)	N/A	N/A	N/A	N/A

Administrative Class	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Class A	(4,944)	(50,510)	(8,353)	(86,001)	N/A	N/A	N/A	N/A

Class C	(1,399)	(14,593)	(1,329)	(13,860)	N/A	N/A	N/A	N/A

Net increase (decrease) resulting from Fund share transactions	38,223	$389,499	(12,533)	$(135,478)	4,175	$44,404	(2,507)	$(25,928)

ANNUAL REPORT	|	MARCH 31, 2021	193

Notes to Financial Statements	(Cont.)

	PIMCO Emerging Markets Currency and Short-Term Investments Fund				PIMCO Emerging Markets Full Spectrum Bond Fund

	Year Ended 03/31/2021		Year Ended 03/31/2020		Year Ended 03/31/2021		Year Ended 03/31/2020

	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Receipts for shares sold

Institutional Class	15,000	$121,182	27,722	$221,932	14,542	$103,106	9,791	$72,680

I-2	215	1,612	495	3,937	N/A	N/A	N/A	N/A

I-3	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Administrative Class	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Class A	106	830	174	1,409	N/A	N/A	N/A	N/A

Class C	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Issued as reinvestment of distributions

Institutional Class	1,658	12,470	14,314	113,399	2,011	14,545	2,305	16,981

I-2	2	17	9	70	N/A	N/A	N/A	N/A

I-3	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Administrative Class	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Class A	11	85	63	501	N/A	N/A	N/A	N/A

Class C	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Cost of shares redeemed

Institutional Class	(211,368)	(1,550,465)	(117,989)	(881,217)	(4,158)	(29,334)	(30,102)	(221,564)

I-2	(228)	(1,760)	(704)	(5,587)	N/A	N/A	N/A	N/A

I-3	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Administrative Class	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Class A	(416)	(3,264)	(960)	(7,667)	N/A	N/A	N/A	N/A

Class C	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Net increase (decrease) resulting from Fund share transactions	(195,020)	$(1,419,293)	(76,876)	$(553,223)	12,395	$88,317	(18,006)	$(131,903)

194	PIMCO INTERNATIONAL BOND FUNDS

March 31, 2021

PIMCO Global Advantage® Strategy Bond Fund						PIMCO Global Bond Opportunities Fund (Unhedged)				PIMCO Global Bond Opportunities Fund (U.S. Dollar-Hedged)

Year Ended 03/31/2021		Year Ended 03/31/2020				Year Ended 03/31/2021		Year Ended 03/31/2020		Year Ended 03/31/2021		Year Ended 03/31/2020

Shares	Amount	Shares		Amount		Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

6,760	$76,475	8,591		$94,535		4,439	$41,551	3,835	$34,285	21,919	$231,851	26,382	$272,039

N/A	N/A	18	(a)	200	(a)	N/A	N/A	N/A	N/A	1,579	16,734	2,362	24,319

N/A	N/A	N/A		N/A		N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

N/A	N/A	N/A		N/A		819	7,686	665	5,963	1,088	11,420	729	7,504

306	3,463	842		9,310		247	2,329	578	5,198	1,193	12,648	1,323	13,652

N/A	N/A	N/A		N/A		N/A	N/A	N/A	N/A	122	1,285	122	1,268

606	6,875	979		10,769		266	2,456	531	4,755	1,033	10,902	2,470	25,386

N/A	N/A	5	(a)	50	(a)	N/A	N/A	N/A	N/A	90	945	231	2,373

N/A	N/A	N/A		N/A		N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

N/A	N/A	N/A		N/A		117	1,076	234	2,097	21	219	24	247

19	213	21		227		14	125	35	315	66	697	184	1,890

N/A	N/A	N/A		N/A		N/A	N/A	N/A	N/A	6	62	24	243

(10,606)	(118,632)	(15,921)		(174,657)		(5,688)	(52,251)	(8,635)	(76,799)	(33,517)	(352,604)	(31,928)	(326,344)

N/A	N/A	(223	)(a)	(2,490	)(a)	N/A	N/A	N/A	N/A	(1,864)	(19,625)	(2,724)	(27,598)

N/A	N/A	N/A		N/A		N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

N/A	N/A	N/A		N/A		(2,239)	(20,623)	(2,631)	(23,484)	(823)	(8,657)	(301)	(3,088)

(702)	(8,032)	(326)		(3,578)		(629)	(5,519)	(605)	(5,357)	(1,657)	(17,295)	(2,806)	(28,740)

N/A	N/A	N/A		N/A		N/A	N/A	N/A	N/A	(402)	(4,245)	(353)	(3,631)

(3,617)	$(39,638)	(6,014)		$(65,634)		(2,654)	$(23,170)	(5,993)	$(53,027)	(11,146)	$(115,663)	(4,261)	$(40,480)

ANNUAL REPORT	|	MARCH 31, 2021	195

Notes to Financial Statements	(Cont.)

	PIMCO International Bond Fund (Unhedged)

	Year Ended 03/31/2021		Year Ended 03/31/2020

	Shares	Amount	Shares	Amount
Receipts for shares sold

Institutional Class	52,799	$542,011	32,677	$310,977

I-2	20,852	211,271	12,286	117,866

I-3	5,717	57,575	7,515	71,938

Administrative Class	937	9,646	279	2,645

Class A	4,519	44,697	9,476	90,780

Class C	141	1,451	102	967
Issued as reinvestment of distributions

Institutional Class	1,034	10,308	1,869	17,805

I-2	222	2,246	287	2,736

I-3	124	1,232	164	1,556

Administrative Class	42	420	95	904

Class A	224	2,218	411	3,918

Class C	2	17	7	68
Cost of shares redeemed

Institutional Class	(49,074)	(488,960)	(48,556)	(459,182)

I-2	(11,493)	(111,335)	(12,690)	(119,850)

I-3	(7,717)	(77,675)	(1,307)	(12,247)

Administrative Class	(879)	(8,835)	(2,541)	(24,266)

Class A	(11,565)	(119,031)	(10,609)	(99,092)

Class C	(272)	(2,750)	(450)	(4,300)

Net increase (decrease) resulting from Fund share transactions	5,613	$74,506	(10,985)	$(96,777)

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Class I-2 Shares liquidated at the close of business on February 7, 2020.

The following table discloses the number of shareholders that own 10% or more of the outstanding shares of a Fund along with their respective percent ownership, if any, as of March 31, 2021. Some of these shareholders may be considered related parties, which may include, but are not limited to, the investment adviser and its affiliates, affiliated broker dealers, fund of funds and directors or employees of the Trust or Adviser.

	Shareholders that own 10% or more of outstanding shares		Total percentage of portfolio held by shareholders that own 10% or more of outstanding shares

Fund Name	Non-Related Parties	Related Parties	Non-Related Parties	Related Parties

PIMCO Emerging Markets Corporate Bond Fund	0	2	0%	69%

PIMCO Emerging Markets Currency and Short-Term Investments Fund	0	3	0%	92%

PIMCO Emerging Markets Full Spectrum Bond Fund	2	0	47%	0%

PIMCO Global Advantage® Strategy Bond Fund	2	1	57%	11%

PIMCO Global Bond Opportunities Fund (Unhedged)	1	0	25%	0%

PIMCO Global Bond Opportunities Fund (U.S. Dollar-Hedged)	1	0	11%	0%

14. REGULATORY AND LITIGATION MATTERS

The Funds are not named as defendants in any material litigation or arbitration proceedings and are not aware of any material litigation or claim pending or threatened against them.

The foregoing speaks only as of the date of this report.

15. FEDERAL INCOME TAX MATTERS

Each Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

196	PIMCO INTERNATIONAL BOND FUNDS

March 31, 2021

A Fund may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Adviser has reviewed the Funds’ tax positions for all open tax years. As of March 31, 2021, the Funds have recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions they have taken or expect to take in future tax returns.

The Funds file U.S. federal, state, and local tax returns as required. The Funds’ tax returns are subject to examination by relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

As of March 31, 2021, the components of distributable taxable earnings are as follows (amounts in thousands†):

	Undistributed Ordinary Income(1)	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation)(2)	Other Book-to-Tax Accounting Differences(3)	Accumulated Capital Losses(4)	Qualified Late-Year Loss Deferral - Capital(5)	Qualified Late-Year Loss Deferral - Ordinary(6)	Total Distributable Earnings

PIMCO Emerging Markets Bond Fund	$10,881	$0	$(75,556)	$(1,909)	$(220,776)	$0	$0	$(287,360)

PIMCO Emerging Markets Corporate Bond Fund	1,000	0	(3,139)	(93)	(64,184)	0	0	(66,416)

PIMCO Emerging Markets Currency and Short-Term Investments Fund	0	0	(24,341)	(2)	(636,759)	0	0	(661,102)

PIMCO Emerging Markets Full Spectrum Bond Fund	0	0	(17,933)	0	(63,374)	0	0	(81,307)

PIMCO Global Advantage® Strategy Bond Fund	8,698	0	2,273	(2)	(9,793)	0	0	1,176

PIMCO Global Bond Opportunities Fund (Unhedged)	9,606	1,683	2,252	(6)	0	0	0	13,535

PIMCO Global Bond Opportunities Fund (U.S. Dollar-Hedged)	7,535	2,656	18,401	(221)	0	0	0	28,369

PIMCO International Bond Fund (Unhedged)	42,034	7,690	(3,034)	(323)	0	0	0	46,367

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)	Includes undistributed short-term capital gains, if any.
(2)

Adjusted for open wash sale loss deferrals and the accelerated recognition of unrealized gain or loss on certain futures, options and forward contracts for federal income tax purposes. Also adjusted for differences between book and tax realized and unrealized gain (loss) on swap contracts, sale/buyback transactions, passive foreign investment companies (PFICs), straddle loss deferrals, Treasury Inflation Protected Securities (TIPS), hyperinflationary investments, and defaulted securities.

(3)

Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America, mainly for distributions payable at fiscal year-end and organizational costs.

(4)	Capital losses available to offset future net capital gains expire in varying amounts as shown below.
(5)	Capital losses realized during the period November 1, 2020 through March 31, 2021 which the Funds elected to defer to the following taxable year pursuant to income tax regulations.
(6)

Specified losses realized during the period November 1, 2020 through March 31, 2021 and Ordinary losses realized during the period January 1, 2021 through March 31, 2021, which the Funds elected to defer to the following taxable year pursuant to income tax regulations.

Under the Regulated Investment Company Modernization Act of 2010, a fund is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law.

As of March 31, 2021, the Funds had the following post-effective capital losses with no expiration (amounts in thousands†):

	Short-Term	Long-Term

PIMCO Emerging Markets Bond Fund	$0	$220,776

PIMCO Emerging Markets Corporate Bond Fund	17,294	46,890

PIMCO Emerging Markets Currency and Short-Term Investments Fund	358,824	277,935

PIMCO Emerging Markets Full Spectrum Bond Fund	0	63,374

PIMCO Global Advantage® Strategy Bond Fund	5,160	4,633

PIMCO Global Bond Opportunities Fund (Unhedged)	0	0

PIMCO Global Bond Opportunities Fund (U.S. Dollar-Hedged)	0	0

PIMCO International Bond Fund (Unhedged)	0	0

†	A zero balance may reflect actual amounts rounding to less than one thousand.

ANNUAL REPORT	|	MARCH 31, 2021	197

Notes to Financial Statements	(Cont.)	March 31, 2021

As of March 31, 2021, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands†):

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)(7)

PIMCO Emerging Markets Bond Fund	$2,695,869	$144,815	$(220,572)	$(75,757)

PIMCO Emerging Markets Corporate Bond Fund	187,277	5,584	(8,713)	(3,129)

PIMCO Emerging Markets Currency and Short-Term Investments Fund	698,506	41,183	(66,861)	(25,678)

PIMCO Emerging Markets Full Spectrum Bond Fund	378,349	10,883	(28,813)	(17,930)

PIMCO Global Advantage® Strategy Bond Fund	434,999	16,443	(14,321)	2,122

PIMCO Global Bond Opportunities Fund (Unhedged)	231,201	13,377	(10,838)	2,539

PIMCO Global Bond Opportunities Fund (U.S. Dollar-Hedged)	888,160	53,324	(33,809)	19,515

PIMCO International Bond Fund (Unhedged)	1,518,018	115,185	(116,514)	(1,329)

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(7)

Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) on investments are attributable to open wash sale loss deferrals, sale/buyback transactions, passive foreign investment companies (PFICs), unrealized gain or loss on certain futures, options and forward contracts, realized and unrealized gain (loss) swap contracts, straddle loss deferrals. Treasury Inflation Protected Securities (TIPS), hyperinflationary investments, and defaulted securities.

For the fiscal years ended March 31, 2021 and March 31, 2020, respectively, the Funds made the following tax basis distributions (amounts in thousands†):

	March 31, 2021			March 31, 2020
	Ordinary Income Distributions(8)	Long-Term Capital Gain Distributions	Return of Capital(9)	Ordinary Income Distributions(8)	Long-Term Capital Gain Distributions	Return of Capital(9)

PIMCO Emerging Markets Bond Fund	$103,320	$0	$0	$98,168	$0	$0

PIMCO Emerging Markets Corporate Bond Fund	5,862	0	0	6,284	0	0

PIMCO Emerging Markets Currency and Short-Term Investments Fund	0	0	12,635	114,220	0	0

PIMCO Emerging Markets Full Spectrum Bond Fund	5,000	0	9,560	16,983	0	0

PIMCO Global Advantage® Strategy Bond Fund	7,117	0	0	11,252	0	0

PIMCO Global Bond Opportunities Fund (Unhedged)	3,727	0	0	4,158	0	3,154

PIMCO Global Bond Opportunities Fund (U.S. Dollar-Hedged)	16,821	0	0	39,893	0	0

PIMCO International Bond Fund (Unhedged)	18,889	0	0	27,185	0	3,686

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(8)	Includes short-term capital gains distributed, if any.
(9)

A portion of the distributions made represents a tax return of capital. Return of capital distributions have been reclassified from undistributed net investment income to paid-in capital to more appropriately conform financial accounting to tax accounting.

198	PIMCO INTERNATIONAL BOND FUNDS

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of PIMCO Funds and Shareholders of PIMCO Emerging Markets Bond Fund, PIMCO Emerging Markets Corporate Bond Fund, PIMCO Emerging Markets Currency and Short-Term Investments Fund, PIMCO Emerging Markets Full Spectrum Bond Fund, PIMCO Global Advantage® Strategy Bond Fund, PIMCO Global Bond Opportunities Fund (Unhedged), PIMCO Global Bond Opportunities Fund (U.S. Dollar-Hedged) and PIMCO International Bond Fund (Unhedged)

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of PIMCO Emerging Markets Bond Fund, PIMCO Emerging Markets Corporate Bond Fund, PIMCO Emerging Markets Currency and Short-Term Investments Fund, PIMCO Emerging Markets Full Spectrum Bond Fund, PIMCO Global Advantage® Strategy Bond Fund, PIMCO Global Bond Opportunities Fund (Unhedged), PIMCO Global Bond Opportunities Fund (U.S. Dollar-Hedged) and PIMCO International Bond Fund (Unhedged) (eight of the funds constituting PIMCO Funds, hereafter collectively referred to as the “Funds”) as of March 31, 2021, the related statements of operations for the year ended March 31, 2021, the statements of changes in net assets for each of the two years in the period ended March 31, 2021, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of March 31, 2021, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended March 31, 2021 and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of March 31, 2021 by correspondence with the custodian, transfer agent, brokers and agent banks; when replies were not received from brokers or agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

Kansas City, Missouri

May 27, 2021

We have served as the auditor of one or more investment companies in PIMCO Funds since 1987.

ANNUAL REPORT	|	MARCH 31, 2021	199

Glossary:	(abbreviations that may be used in the preceding statements)	(Unaudited)

Counterparty Abbreviations:

AZD	Australia and New Zealand Banking Group	DUB	Deutsche Bank AG	MSC	Morgan Stanley & Co. LLC.

BOA	Bank of America N.A.	FAR	Wells Fargo Bank National Association	MYC	Morgan Stanley Capital Services LLC

BOM	Bank of Montreal	FBF	Credit Suisse International	MYI	Morgan Stanley & Co. International PLC

BOS	BofA Securities, Inc.	FICC	Fixed Income Clearing Corporation	NGF	Nomura Global Financial Products, Inc.

BPG	BNP Paribas Securities Corp.	GLM	Goldman Sachs Bank USA	NOM	Nomura Securities International Inc.

BPS	BNP Paribas S.A.	GRE	NatWest Markets Securities Inc.	RBC	Royal Bank of Canada

BRC	Barclays Bank PLC	GSC	Goldman Sachs & Co. LLC	RYL	NatWest Markets Plc

BSH	Banco Santander S.A. - New York Branch	GST	Goldman Sachs International	SAL	Citigroup Global Markets, Inc.

BSN	The Bank of Nova Scotia - Toronto	HUS	HSBC Bank USA N.A.	SCX	Standard Chartered Bank, London

CBK	Citibank N.A.	IND	Crédit Agricole Corporate and Investment Bank S.A.	SOG	Societe Generale Paris

CEW	Canadian Imperial Bank of Commerce	JML	JP Morgan Securities Plc	SSB	State Street Bank and Trust Co.

CIB	Canadian Imperial Bank of Commerce	JPM	JP Morgan Chase Bank N.A.	TDM	TD Securities (USA) LLC

CKL	Citibank N.A. London	JPS	J.P. Morgan Securities LLC	TOR	The Toronto-Dominion Bank

DBL	Deutsche Bank AG London	MBC	HSBC Bank Plc	UAG	UBS AG Stamford

DEU	Deutsche Bank Securities, Inc.	MEI	Merrill Lynch International	UBS	UBS Securities LLC

Currency Abbreviations:

ARS	Argentine Peso	GHS	Ghanaian Cedi	PHP	Philippine Peso

AUD	Australian Dollar	HKD	Hong Kong Dollar	PLN	Polish Zloty

BRL	Brazilian Real	HUF	Hungarian Forint	RON	Romanian New Leu

CAD	Canadian Dollar	IDR	Indonesian Rupiah	RUB	Russian Ruble

CHF	Swiss Franc	ILS	Israeli Shekel	SEK	Swedish Krona

CLP	Chilean Peso	INR	Indian Rupee	SGD	Singapore Dollar

CNH	Chinese Renminbi (Offshore)	JPY	Japanese Yen	THB	Thai Baht

CNY	Chinese Renminbi (Mainland)	KES	Kenyan Schilling	TRY	Turkish New Lira

COP	Colombian Peso	KRW	South Korean Won	TWD	Taiwanese Dollar

CZK	Czech Koruna	KZT	Kazakhstani Tenge	UAH	Ukrainian Hryvnia

DKK	Danish Krone	MXN	Mexican Peso	USD (or $)	United States Dollar

DOP	Dominican Peso	MYR	Malaysian Ringgit	UYU	Uruguayan Peso

EGP	Egyptian Pound	NOK	Norwegian Krone	VND	Vietnamese Dong

EUR	Euro	NZD	New Zealand Dollar	ZAR	South African Rand

GBP	British Pound	PEN	Peruvian New Sol

Exchange Abbreviations:

CME	Chicago Mercantile Exchange	OTC	Over the Counter

Index/Spread Abbreviations:

BADLARPP	Argentina Badlar Floating Rate Notes	CNREPOFIX	China Fixing Repo Rates 7-Day	MAKA5DAY	Israel Gilon 5 Day

BBSW1M	1 Month Bank Bill Swap Rate	CPURNSA	Consumer Price All Urban Non-Seasonally Adjusted Index	SOFRRATE	Secured Overnight Financing Rate

BZDIOVRA	Brazil Interbank Deposit Rate	EUR003M	3 Month EUR Swap Rate	SONIO	Sterling Overnight Interbank Average Rate

CDOR03	3 month CDN Swap Rate	H15T1Y	1 Year US Treasury Yield Curve Constant Maturity Rate	UKRPI	United Kingdom Retail Prices Index

CDX.EM	Credit Derivatives Index - Emerging Markets	IBR	Indicador Bancario de Referencia	US0003M	ICE 3-Month USD LIBOR

CDX.HY	Credit Derivatives Index - High Yield	LIBOR03M	3 Month USD-LIBOR	US0006M	ICE 6-Month USD LIBOR

CDX.IG	Credit Derivatives Index - Investment Grade

Other Abbreviations:

ABS	Asset-Backed Security	DAC	Designated Activity Company	PIK	Payment-in-Kind

AID	Agency International Development	EURIBOR	Euro Interbank Offered Rate	PRIBOR	Prague Interbank Offered Rate

ALT	Alternate Loan Trust	JIBAR	Johannesburg Interbank Agreed Rate	REMIC	Real Estate Mortgage Investment Conduit

ATM	At-the-money	JSC	Joint Stock Company	STIBOR	Stockholm Interbank Offered Rate

BABs	Build America Bonds	KLIBOR	Kuala Lumpur Interbank Offered Rate	TBA	To-Be-Announced

BBR	Bank Bill Rate	KORIBOR	Korea Interbank Offered Rate	TBD	To-Be-Determined

BBSW	Bank Bill Swap Reference Rate	LIBOR	London Interbank Offered Rate	TBD%	Interest rate to be determined when loan settles or at the time of funding

BTP	Buoni del Tesoro Poliennali “Long-term Treasury Bond”	Lunar	Monthly payment based on 28-day periods. One year consists of 13 periods.	TELBOR	Tel Aviv Inter-Bank Offered Rate

CDI	Brazil Interbank Deposit Rate	NIBOR	Norwegian Interbank Offered Rate	THBFIX	Thai Baht Floating-Rate Fix

CHILIBOR	Chile Interbank Offered Rate	OAT	Obligations Assimilables du Trésor	TIIE	Tasa de Interés Interbancaria de Equilibrio “Equilibrium Interbank Interest Rate”

CLO	Collateralized Loan Obligation	OIS	Overnight Index Swap	WIBOR	Warsaw Interbank Offered Rate

200	PIMCO INTERNATIONAL BOND FUNDS

Federal Income Tax Information	(Unaudited)

As required by the Internal Revenue Code (“Code”) and Treasury Regulations, if applicable, shareholders must be notified within 60 days of the Funds’ fiscal year end regarding the status of qualified dividend income and the dividend received deduction.

Dividend Received Deduction.  Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Funds’ dividend distribution that qualifies under tax law. The percentage of the following Funds’ Fiscal 2021 ordinary income dividend that qualifies for the corporate dividend received deduction is set forth below:

Qualified Dividend Income.  Under the Jobs and Growth Tax Relief Reconciliation Act of 2003, the following percentage of ordinary dividends paid during the fiscal year ended March 31, 2021 was designated as ‘qualified dividend income’ as defined in the Jobs and Growth Tax Relief Reconciliation Act of 2003 subject to reduced tax rates in 2021:

Qualified Interest Income and Qualified Short-Term Capital Gain (for non-U.S. resident shareholders only).  Under the American Jobs Creation Act of 2004, the following amounts of ordinary dividends paid during the fiscal year ended March 31, 2021 are considered to be derived from “qualified interest income,” as defined in Section 871(k)(1)(E) of the Code, and therefore are designated as interest-related dividends, as defined in Section 871(k)(1)(C) of the Code. Further, the following amounts of ordinary dividends paid during the fiscal year ended March 31, 2021 are considered to be derived from “qualified short-term capital gain,” as defined in Section 871(k)(2)(D) of the Code, and therefore are designated as qualified short-term gain dividends, as defined by Section 871(k)(2)(C) of the Code.

	Dividend Received Deduction %	Qualified Dividend Income %	Qualified Interest Income (000s† )	Qualified Short-Term Capital Gain (000s†)

PIMCO Emerging Markets Bond Fund	0%	0%	$2,955	$0

PIMCO Emerging Markets Corporate Bond Fund	0%	0%	2,831	0

PIMCO Emerging Markets Currency and Short-Term Investments Fund	0%	0%	0	0

PIMCO Emerging Markets Full Spectrum Bond Fund	0%	0%	2	0

PIMCO Global Advantage® Strategy Bond Fund	0%	0%	4,133	0

PIMCO Global Bond Opportunities Fund (Unhedged)	0%	0%	2,654	0

PIMCO Global Bond Opportunities Fund (U.S. Dollar-Hedged)	0%	0%	7,405	3,100

PIMCO International Bond Fund (Unhedged)	0%	0%	12,928	0

†	A zero balance may reflect actual amounts rounding to less than one thousand.

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. In January 2022, you will be advised on IRS Form 1099-DIV as to the federal tax status of the dividends and distributions received by you in calendar year 2021.

Section 163(j) Interest Dividends.  The fund intends to pass through the maximum amount allowable as Section 163(j) Interest Dividends as defined in Proposed Treasury Section 1.163(j)-1(b). The 163(j) percentage of ordinary income distributions are as follows:

163 (j) Interest Dividends%

PIMCO Emerging Markets Bond Fund	0%

PIMCO Emerging Markets Corporate Bond Fund	0%

PIMCO Emerging Markets Currency and Short-Term Investments Fund	0%

PIMCO Emerging Markets Full Spectrum Bond Fund	0%

PIMCO Global Advantage® Strategy Bond Fund	0%

PIMCO Global Bond Opportunities Fund (Unhedged)	0%

PIMCO Global Bond Opportunities Fund (U.S. Dollar-Hedged)	0%

PIMCO International Bond Fund (Unhedged)	0%

ANNUAL REPORT	|	MARCH 31, 2021	201

Management of the Trust

The charts below identify the Trustees and executive officers of the Trust. Unless otherwise indicated, the address of all persons below is 650 Newport Center Drive, Newport Beach, CA 92660.

The Funds’ Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at (888) 87-PIMCO or visit the Funds’ website at www.pimco.com.

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served†	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Public Company and Investment Company Directorships Held by Trustee During the Past 5 Years

Interested Trustees[1]

Peter G. Strelow (1970) Chairman of the Board and Trustee	05/2017 to present Chairman 02/2019 to present	Managing Director and Co-Chief Operating Officer, PIMCO. Senior Vice President of the Trust, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Chief Administrative Officer, PIMCO.	149	Chairman and Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT.

Kimberley G. Stafford (1978) Trustee	02/2021 to present	Managing Director and Global Head of Product Strategy, PIMCO; and Member of Executive Committee. Formerly, Head of Asia-Pacific, Global Head of Consultant Relations and Head of US Institutional and Alternatives Sales, PIMCO.	149	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT.

Independent Trustees

George E. Borst (1948) Trustee	04/2015 to present	Executive Advisor, McKinsey & Company; Formerly, Executive Advisor, Toyota Financial Services; and CEO, Toyota Financial Services.	149	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, MarineMax Inc.

Jennifer Holden Dunbar (1963) Trustee	04/2015 to present	Managing Director, Dunbar Partners, LLC (business consulting and investments). Formerly, Partner, Leonard Green & Partners, L.P.	149	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, PS Business Parks; Director, Big 5 Sporting Goods Corporation.

Kym M. Hubbard (1957) Trustee	02/2017 to present	Formerly, Global Head of Investments, Chief Investment Officer and Treasurer, Ernst & Young.	149	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, State Auto Financial Corporation.

Gary F. Kennedy (1955) Trustee	04/2015 to present	Formerly, Senior Vice President, General Counsel and Chief Compliance Officer, American Airlines and AMR Corporation (now American Airlines Group).	149	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Peter B. McCarthy (1950) Trustee	04/2015 to present	Formerly, Assistant Secretary and Chief Financial Officer, United States Department of Treasury; Deputy Managing Director, Institute of International Finance.	149	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Ronald C. Parker (1951) Lead Independent Trustee	07/2009 to present Lead Independent Trustee - 02/2017 to present	Director of Roseburg Forest Products Company. Formerly, Chairman of the Board, The Ford Family Foundation; and President, Chief Executive Officer, Hampton Affiliates (forestry products).	149	Lead Independent Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

*	Unless otherwise noted, the information for the individuals listed is as of March 31, 2021.
[1]	Ms. Stafford and Mr. Strelow are “interested persons” of the Trust (as that term is defined in the 1940 Act) because of their affiliations with PIMCO.
†	Trustees serve until their successors are duly elected and qualified.

202	PIMCO INTERNATIONAL BOND FUNDS

(Unaudited)

Executive Officers

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years†

Eric D. Johnson (1970) President	06/2019 to present	Executive Vice President and Head of Funds Business Group Americas, PIMCO. President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

David C. Flattum (1964) Chief Legal Officer	05/2019 to present	Managing Director and General Counsel, PIMCO. Chief Legal Officer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, Managing Director, Chief Operating Officer and General Counsel, Allianz Asset Management of America L.P.

Keisha Audain-Pressley (1975) Chief Compliance Officer	01/2020 to present	Executive Vice President and Deputy Chief Compliance Officer, PIMCO. Chief Compliance Officer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Joshua D. Ratner (1976)** Senior Vice President	05/2019 to present	Executive Vice President and Head of Americas Operations, PIMCO. Senior Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Peter G. Strelow (1970) Senior Vice President	06/2019 to present	Managing Director and Co-Chief Operating Officer, PIMCO. Senior Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Chief Administrative Officer, PIMCO.

Ryan G. Leshaw (1980) Vice President - Senior Counsel, Secretary	11/2018 to present	Executive Vice President and Senior Counsel, PIMCO. Vice President, Senior Counsel and Secretary, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Chief Legal Officer, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Associate, Willkie Farr & Gallagher LLP.

Wu-Kwan Kit (1981) Assistant Secretary	08/2017 to present	Senior Vice President and Senior Counsel, PIMCO. Assistant Secretary, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Vice President, Senior Counsel and Secretary, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Assistant General Counsel, VanEck Associates Corp.

Jeffrey A. Byer (1976) Vice President	02/2020 to present	Executive Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Elizabeth A. Duggan (1964) Vice President	02/2021 to present	Executive Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Brian J. Pittluck (1977) Vice President	01/2020 to present	Senior Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Bijal Y. Parikh (1978) Treasurer	01/2021 to present	Senior Vice President, PIMCO. Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Erik C. Brown (1967)*** Assistant Treasurer	02/2001 to present	Executive Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Brandon T. Evans (1982) Assistant Treasurer	05/2019 to present	Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Colleen D. Miller (1980)** Assistant Treasurer	02/2017 to present	Senior Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Deputy Treasurer, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Jason J. Nagler (1982)*** Assistant Treasurer	05/2015 to present	Senior Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

H. Jessica Zhang (1973)** Assistant Treasurer	01/2020 to present	Senior Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

*	Unless otherwise noted, the information for the individuals listed is as of March 31, 2021.
†

The term “PIMCO-Sponsored Closed-End Funds” as used herein includes: PIMCO California Municipal Income Fund, PIMCO California Municipal Income Fund II, PIMCO California Municipal Income Fund III, PIMCO Municipal Income Fund, PIMCO Municipal Income Fund II, PIMCO Municipal Income Fund III, PIMCO New York Municipal Income Fund, PIMCO New York Municipal Income Fund II, PIMCO New York Municipal Income Fund III, PCM Fund Inc., PIMCO Corporate & Income Opportunity Fund, PIMCO Corporate & Income Strategy Fund, PIMCO Dynamic Credit and Mortgage Income Fund, PIMCO Dynamic Income Fund, PIMCO Dynamic Income Opportunities Fund, PIMCO Energy and Tactical Credit Opportunities Fund, PIMCO Global StocksPLUS® & Income Fund, PIMCO High Income Fund, PIMCO Income Opportunity Fund, PIMCO Income Strategy Fund, PIMCO Income Strategy Fund II and PIMCO Strategic Income Fund, Inc.; the term “PIMCO-Sponsored Interval Funds” as used herein includes: PIMCO Flexible Credit Income Fund and PIMCO Flexible Municipal Income Fund.

**	The address of these officers is Pacific Investment Management Company LLC, 1633 Broadway, New York, New York 10019.
***	The address of these officers is Pacific Investment Management Company LLC, 401 Congress Ave., Austin, Texas 78701.

ANNUAL REPORT	|	MARCH 31, 2021	203

Privacy Policy[1]	(Unaudited)

The Funds2,3 consider customer privacy to be a fundamental aspect of their relationships with shareholders and are committed to maintaining the confidentiality, integrity and security of their current, prospective and former shareholders’ non-public personal information. The Funds have developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

OBTAINING NON-PUBLIC PERSONAL INFORMATION

In the course of providing shareholders with products and services, the Funds and certain service providers to the Funds, such as the Funds’ investment advisers or sub-advisers (“Advisers”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial professional or consultant, and/or from information captured on applicable websites.

RESPECTING YOUR PRIVACY

As a matter of policy, the Funds do not disclose any non-public personal information provided by shareholders or gathered by the Funds to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Funds. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. The Funds or their affiliates may also retain non-affiliated companies to market Fund shares or products which use Fund shares and enter into joint marketing arrangements with them and other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Funds may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm and/or financial professional or consultant.

SHARING INFORMATION WITH THIRD PARTIES

The Funds reserve the right to disclose or report personal or account information to non-affiliated third parties in limited circumstances where the Funds believe in good faith that disclosure is required under law, to cooperate with regulators or law enforcement authorities, to protect their rights or property, or upon reasonable request by any Fund in which a shareholder has invested. In addition, the Funds may disclose information about a shareholder or a shareholder’s accounts to a non-affiliated third party at the shareholder’s request or with the consent of the shareholder.

SHARING INFORMATION WITH AFFILIATES

The Funds may share shareholder information with their affiliates in connection with servicing shareholders’ accounts, and subject to applicable law may provide shareholders with information about products and services that the Funds or their Advisers, distributors or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Funds may share may include, for example, a shareholder’s participation in the Funds or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), information about the Funds’ experiences or transactions with a shareholder, information captured on applicable websites, or other data about a shareholder’s accounts, subject to applicable law. The Funds’ Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

PROCEDURES TO SAFEGUARD PRIVATE INFORMATION

The Funds take seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Funds have implemented procedures that are designed to restrict access to a shareholder’s non-public personal information to internal personnel who need to know that information to perform their jobs, such as servicing shareholder accounts or notifying shareholders of new products or services. Physical, electronic and procedural safeguards are in place to guard a shareholder’s non-public personal information.

INFORMATION COLLECTED FROM WEBSITES

The Funds or their service providers and partners may collect information from shareholders via websites they maintain. The information collected via websites maintained by the Funds or their service providers includes client non-public personal information.

CHANGES TO THE PRIVACY POLICY

From time to time, the Funds may update or revise this privacy policy. If there are changes to the terms of this privacy policy, documents containing the revised policy on the relevant website will be updated.

1 Amended as of June 25, 2020.

2 PIMCO Investments LLC (“PI”) serves as the Funds’ distributor and does not provide brokerage services or any financial advice to investors in the Funds solely because it distributes the Funds. This Privacy Policy applies to the activities of PI to the extent that PI regularly effects or engages in transactions with or for a shareholder of a series of a Trust who is the record owner of such shares. For purposes of this Privacy Policy, references to “the Funds” shall include PI when acting in this capacity.

3 When distributing this Policy, a Fund may combine the distribution with any similar distribution of its investment adviser’s privacy policy. The distributed, combined, policy may be written in the first person (i.e. by using “we” instead of “the Funds”).

204	PIMCO INTERNATIONAL BOND FUNDS

Liquidity Risk Management Program	(Unaudited)

In compliance with Rule 22e-4 (the “Liquidity Rule”) under the Investment Company Act of 1940, as amended (“1940 Act”), PIMCO Funds (the “Trust”) has adopted and implemented a liquidity risk management program (the “Program”) for each series of the Trust (each a “Fund” and collectively, the “Funds”) not regulated as a money market fund under 1940 Act Rule 2a-7, which is reasonably designed to assess and manage the Funds’ liquidity risk. The Trust’s Board of Trustees (the “Board”) previously approved the designation of the PIMCO Liquidity Risk Committee (the “Administrator”) as Program administrator. The PIMCO Liquidity Risk Committee consists of senior members from certain PIMCO business areas, such as Portfolio Risk Management, Americas Operations, Compliance, Account Management and Portfolio Management, and is advised by members of PIMCO Legal.

A Fund’s “liquidity risk” is the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of the remaining investors’ interests in the Fund. In accordance with the Program, each Fund’s liquidity risk is assessed no less frequently than annually taking into consideration a variety of factors, including, as applicable, the Fund’s investment strategy and liquidity of portfolio investments, cash flow projections, and holdings of cash and cash equivalents, as well as borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions. Each Fund portfolio investment is classified into one of four liquidity categories (including “highly liquid investments” and “illiquid investments,” discussed below) based on a determination of the number of days it is reasonably expected to take to convert the investment to cash, or sell or dispose of the investment, in current market conditions without significantly changing the investment’s market value. Each Fund has adopted a “Highly Liquid Investment Minimum” (or “HLIM”), which is a minimum amount of Fund net assets to be invested in highly liquid investments that are assets. As required under the Liquidity Rule, each Fund’s HLIM is periodically reviewed, no less frequently than annually, and the Funds have adopted policies and procedures for responding to a shortfall of a Fund’s highly liquid investments below its HLIM. The Liquidity Rule also limits the Funds’ investments in illiquid investments by prohibiting a Fund from acquiring any illiquid investment if, immediately after the acquisition, the Fund would have invested more than 15% of its net assets in illiquid investments that are assets. Certain non-public reporting is generally required if a Fund’s holdings of illiquid investments that are assets were to exceed 15% of Fund net assets.

At a meeting of the Board held on February 9-10, 2021, the Board received a report (the “Report”) from the Administrator addressing the Program’s operation and assessing the adequacy and effectiveness of its implementation for the period from December 1, 2019 through

December 31, 2020. The Report reviewed the operation of the Program’s components during such period, noted the March-April 2020 market conditions and associated monitoring by the Administrator, and stated that the Program is operating effectively to assess and manage each Fund’s liquidity risk and that the Program has been and continues to be adequately and effectively implemented to monitor and, as applicable, respond to the Funds’ liquidity developments. This has remained true for the 12-month reporting period ended March 31, 2021.

ANNUAL REPORT	|	MARCH 31, 2021	205

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, MO 64105

Transfer Agent

DST Asset Manager Solutions, Inc.

Institutional Class, I-2, I-3, Administrative Class

430 W 7th Street STE 219024

Kansas City, MO 64105-1407

DST Asset Manager Solutions, Inc.

Class A, Class C, Class R

430 W 7th Street STE 219294

Kansas City, MO 64105-1407

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the Funds listed on the Report cover.

PF3005AR_033121

PIMCO FUNDS

Annual Report

March 31, 2021

Municipal Value Funds

PIMCO California Municipal Intermediate Value Fund

PIMCO California Municipal Opportunistic Value Fund

PIMCO National Municipal Intermediate Value Fund

PIMCO National Municipal Opportunistic Value Fund

As permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website, pimco.com/literature, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by visiting pimco.com/edelivery or by contacting your financial intermediary, such as a broker-dealer or bank.

You may elect to receive all future reports in paper free of charge. If you own these shares through a financial intermediary, such as a broker-dealer or bank, you may contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by calling 888.87.PIMCO (888.877.4626). Your election to receive reports in paper will apply to all funds held with the fund complex if you invest directly with the Fund or to all funds held in your account if you invest through a financial intermediary, such as a broker-dealer or bank.

(a)	Prior to March 1, 2021, the PIMCO California Municipal Intermediate Value Fund was named the PIMCO Gurtin California Municipal Intermediate Value Fund.
(b)	Prior to March 1, 2021, the PIMCO California Municipal Opportunistic Value Fund was named the PIMCO Gurtin California Municipal Opportunistic Value Fund.
(c)	Prior to March 1, 2021, the PIMCO National Municipal Intermediate Value Fund was named the PIMCO Gurtin National Municipal Intermediate Value Fund.
(d)	Prior to March 1, 2021, the PIMCO National Municipal Opportunistic Value Fund was named the PIMCO Gurtin National Municipal Opportunistic Value Fund.

This material is authorized for use only when preceded or accompanied by the current PIMCO Funds prospectuses. The Shareholder Reports for the other series of the PIMCO Funds are printed separately.

Chairman’s Letter

Dear Shareholder,

We hope that you and your family are staying safe and healthy during these challenging times. We continue to work tirelessly to navigate markets and manage the assets that you have entrusted with us. Following this letter is the PIMCO Funds Annual Report, which covers the 12-month reporting period ended March 31, 2021. On the subsequent pages, you will find specific details regarding investment results and discussion of the factors that most affected performance during the reporting period.

For the 12-month reporting period ended March 31, 2021

The global economy was severely impacted by the repercussions related to the COVID-19 pandemic. Looking back, second-quarter 2020 U.S. annualized gross domestic product (“GDP”) growth was -31.4%. This represented the steepest quarterly decline on record. With the economy reopening, third-quarter 2020 GDP growth was 33.4%, the largest quarterly increase on record. GDP growth was then 4.3% during the fourth quarter of 2020. The Commerce Department’s initial reading for first-quarter 2021 GDP growth — released after the reporting period ended — was 6.4%.

The Federal Reserve (the “Fed”) took unprecedented actions to support the economy and keep markets functioning properly. In early March 2020, before the reporting period began, the Fed lowered the federal funds rate to a range between 1.00% and 1.25%. Later in the month, the Fed lowered the rate to a range between 0.00% and 0.25%. On March 23, the Fed announced that it would make unlimited purchases of Treasury and mortgage securities and, for the first time, it would purchase corporate bonds on the open market. In August 2020, Fed Chair Jerome Powell said the central bank had changed how it viewed the trade-off between lower unemployment and higher inflation. Per Powell’s statement, the Fed’s new approach to setting U.S. monetary policy will entail letting inflation run higher, which could mean that interest rates remain low for an extended period. Meanwhile, in March 2020, the U.S. government passed a total of roughly $2.8 trillion in fiscal stimulus measures to aid the economy. A subsequent $900 billion stimulus package was finalized in December 2020, and a $1.9 trillion stimulus package was finalized in February 2021. Finally, the Biden administration unveiled a $2.25 trillion infrastructure spending proposal in late March 2021.

Economies outside the U.S. were also significantly impacted by the pandemic but are expected to improve in 2021. In its April 2021 World Economic Outlook Update —released after the reporting period ended — the International Monetary Fund (“IMF”) stated that it expects 2021 GDP growth in the eurozone, U.K. and Japan will be 4.4%, 5.3% and 3.3%, respectively. For comparison purposes, the GDP growth of these economies was projected to be -6.6%, -9.9% and -4.8%, respectively, in 2020.

Against this backdrop, central banks and governments around the world took a number of aggressive actions. Looking back, in March 2020, the European Central Bank (the “ECB”) unveiled a new €750 billion bond-buying program, which was subsequently expanded by another €600 billion in June 2020. In July, the European Union agreed on a €1.8 trillion spending package to bolster its economy. In December 2020, the ECB expanded its monetary stimulus program by another €500 billion. The Bank of England reduced its key lending rate to 0.10% — a record low — in March, added £100 billion to its quantitative easing program in June and increased its bond-buying program by £150 billion to £895 billion in November. Finally, toward the end

2	MUNICIPAL VALUE FUNDS

of the year, the U.K. and the European Union agreed to a long-awaited Brexit deal. Elsewhere, the Bank of Japan maintained its short-term interest rate at -0.10%, while increasing the target for its holdings of corporate bonds to ¥4.2 trillion from ¥3.2 trillion. In May 2020, the Japanese government doubled its stimulus measures with a ¥117 trillion package. Finally, in December 2020, the Bank of Japan announced a new ¥73.6 trillion stimulus package.

Short-term U.S. Treasury yields edged lower, whereas long-term yields moved sharply higher, albeit from a very low level during the reporting period. The yield on the benchmark 10-year U.S. Treasury note was 1.74% at the end of the reporting period, versus 0.70% on March 31, 2020. The Bloomberg Barclays Global Treasury Index (USD Hedged), which tracks fixed-rate, local currency government debt of investment grade countries, including both developed and emerging markets, returned -1.03%. Meanwhile, the Bloomberg Barclays Global Aggregate Credit Index (USD Hedged), a widely used index of global investment grade credit bonds, returned 7.98%. Riskier fixed income asset classes, including high yield corporate bonds and emerging market debt, produced stronger returns. The ICE BofAML Developed Markets High Yield Constrained Index (USD Hedged), a widely used index of below-investment-grade bonds, returned 23.34%, whereas emerging market external debt, as represented by the JPMorgan Emerging Markets Bond Index (EMBI) Global (USD Hedged), returned 14.29%. Emerging market local bonds, as represented by the JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged), returned 13.03%.

The municipal (or “muni”) market posted choppy results. As was the case with the taxable U.S. bond market, munis were initially supported by falling interest rates. However, a portion of the muni market’s gains was given back as rates moved higher as the period progressed. We believe this turnaround was due to expectations for improving economic growth given the rollout of the COVID-19 vaccines. All told, the Bloomberg Barclays Municipal Bond Index returned 5.51% for the 12 months ended March 31, 2021.

Thank you for the assets you have placed with us. We deeply value your trust, and we will continue to work diligently to meet your broad investment needs. For any questions regarding your PIMCO Funds investments, please contact your account manager or call one of our shareholder associates at (888) 87-PIMCO. We also invite you to visit our website at pimco.com to learn more about our viewpoints.

Stay safe and healthy, Peter G. Strelow Chairman of the Board PIMCO Funds

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income distributions and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an unmanaged index.

ANNUAL REPORT	MARCH 31, 2021	3

Important Information About the Funds

PIMCO Funds (the “Trust”) is an open-end management investment company that includes the PIMCO California Municipal Intermediate Value Fund (formerly, PIMCO Gurtin California Municipal Intermediate Value Fund), PIMCO California Municipal Opportunistic Value Fund (formerly, PIMCO Gurtin California Opportunistic Value Fund), PIMCO National Municipal Intermediate Value Fund (formerly, PIMCO Gurtin National Municipal Intermediate Value Fund) and PIMCO National Municipal Opportunistic Value Fund (formerly, PIMCO Gurtin National Municipal Opportunistic Value Fund) (each a “Fund” and collectively, the “Funds”).

We believe that bond funds have an important role to play in a well-diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed income securities and other instruments held by a Fund are likely to decrease in value. A wide variety of factors can cause interest rates or yields of U.S. Treasury securities (or yields of other types of bonds) to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). In addition, changes in interest rates can be sudden and unpredictable, and there is no guarantee that Fund management will anticipate such movement accurately. The Funds may lose money as a result of movements in interest rates.

As of the date of this report, interest rates in the United States and many parts of the world, including certain European countries, are at or near historically low levels. Thus, bond funds currently face a heightened level of risk associated with rising interest rates and/or bond yields. This could be driven by a variety of factors, including but not limited to central bank monetary policies, changing inflation or real growth rates, general economic conditions, increasing bond issuances or reduced market demand for low yielding investments. Further, while bond markets have steadily grown over the past three decades, dealer inventories of corporate bonds are near historic lows in relation to market size. As a result, there has been a significant reduction in the ability of dealers to “make markets”.

Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets or negatively impact a Fund’s performance or cause a Fund to incur losses. As a result, a Fund may experience increased shareholder redemptions, which, among other things, could further reduce the net assets of the Fund.

The Funds may be subject to various risks as described in each Fund’s prospectus and in the Principal and Other Risks in the Notes to Financial Statements.

Classifications of Fund portfolio holdings in this report are made according to financial reporting standards. The classification of a particular portfolio holding as shown in the Allocation Breakdown and Schedule of Investments sections of this report may differ from the classification used for a Fund’s compliance calculations, including those used in a Fund’s prospectus, investment objectives, regulatory, and other investment limitations and policies, which may be based on different asset class, sector or geographical classifications. All Funds are separately monitored for compliance with respect to prospectus and regulatory requirements.

The geographical classification of foreign (non-U.S.) securities in this report, if any, are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

4	MUNICIPAL VALUE FUNDS

Beginning in January 2020, global financial markets have experienced and may continue to experience significant volatility resulting from the spread of a novel coronavirus known as COVID-19. The outbreak of COVID-19 has resulted in travel and border restrictions, quarantines, supply chain disruptions, lower consumer demand and general market uncertainty. The effects of COVID-19 have and may continue to adversely affect the global economy, the economies of certain nations and individual issuers, all of which may negatively impact the Funds’ performance. In addition, COVID-19 and governmental responses to COVID-19 may negatively impact the capabilities of the Funds’ service providers and disrupt the Funds’ operations.

The United States’ enforcement of restrictions on U.S. investments in certain issuers and tariffs on goods from other countries, each with a focus on China, has contributed to international trade tensions and may impact portfolio securities.

The United Kingdom’s withdrawal from the European Union may impact Fund returns. The withdrawal may cause substantial volatility in foreign exchange markets, lead to weakness in the exchange rate of the British pound, result in a sustained period of market uncertainty, and destabilize some or all of the other European Union member countries and/or the Eurozone.

The Funds may invest in certain instruments that rely in some fashion upon the London Interbank Offered Rate (“LIBOR”). LIBOR is an average interest rate, determined by the ICE Benchmark Administration, that banks charge one another for the use of short-term money. The United Kingdom’s Financial Conduct Authority, which regulates LIBOR, has announced plans to ultimately phase out the use of LIBOR. There remains uncertainty regarding future utilization of LIBOR and the nature of any replacement rate (e.g., the Secured Overnight Financing Rate, which is intended to replace U.S. dollar LIBOR and measures the cost of overnight borrowings through repurchase agreement transactions collateralized with U.S. Treasury securities). Any potential effects of the transition away from LIBOR on a Fund or on certain instruments in which a Fund invests can be difficult to ascertain, and they may vary depending on a variety of factors. The transition may also result in a reduction in the value of certain instruments held by a Fund or a reduction in the effectiveness of related Fund transactions such as hedges. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses to a Fund.

On each individual Fund Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that any dividend and capital gain distributions were reinvested. The Cumulative Returns chart reflects Institutional Class performance. Performance shown is net of fees and expenses. The minimum initial investment amount for Institutional Class shares is $250,000. Each Fund measures its performance against at least one broad-based securities market index (“benchmark index”) and a Lipper Average, which is calculated by Lipper, Inc. (“Lipper”), a Thomson Reuters company, and represents the total return performance averages of funds that are tracked by Lipper that have the same fund classification. Benchmark indexes do not take into account fees, expenses or taxes. A Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. There is no assurance that any Fund, including any Fund that has experienced high or unusual performance for one or more periods, will experience similar levels of performance in the future. High performance is defined as a significant increase in either 1) a Fund’s total return in excess of that of the Fund’s benchmark between reporting periods or 2) a Fund’s total return in excess of the Fund’s historical returns between reporting periods. Unusual performance is defined as a significant change

ANNUAL REPORT	MARCH 31, 2021	5

Important Information About the Funds (Cont.)

in a Fund’s performance as compared to one or more previous reporting periods. Historical performance for the Funds or a share class thereof may have been positively impacted by fee waivers or expense limitations in place during some or all of the periods shown, if applicable. Future performance (including total return or yield) and distributions may be negatively impacted by the expiration or reduction of any such fee waivers or expense limitations.

The following table discloses the inception dates of each Fund and its respective share class along with each Fund’s diversification status as of period end:

Fund Name	Fund Inception	Institutional Class	Diversification Status

PIMCO California Municipal Intermediate Value Fund	03/18/2019	03/18/2019	Non-Diversified

PIMCO California Municipal Opportunistic Value Fund	03/18/2019	03/18/2019	Non-Diversified

PIMCO National Municipal Intermediate Value Fund	03/18/2019	03/18/2019	Non-Diversified

PIMCO National Municipal Opportunistic Value Fund	03/18/2019	03/18/2019	Non-Diversified

An investment in a Fund is not a bank deposit and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in a Fund.

The Trustees are responsible generally for overseeing the management of the Trust. The Trustees authorize the Trust to enter into service agreements with the Adviser, the Distributor, the Administrator and other service providers in order to provide, and in some cases authorize service providers to procure through other parties, necessary or desirable services on behalf of the Trust and the Funds. Shareholders are not parties to or third-party beneficiaries of such service agreements. Neither a Fund’s prospectus nor a Fund’s summary prospectus, the Trust’s Statement of Additional Information (“SAI”), any contracts filed as exhibits to the Trust’s registration statement, nor any other communications, disclosure documents or regulatory filings (including this report) from or on behalf of the Trust or a Fund creates a contract between or among any shareholder of a Fund, on the one hand, and the Trust, a Fund, a service provider to the Trust or a Fund, and/or the Trustees or officers of the Trust, on the other hand. The Trustees (or the Trust and its officers, service providers or other delegates acting under authority of the Trustees) may amend the most recent prospectus or use a new prospectus, summary prospectus or SAI with respect to a Fund or the Trust, and/or amend, file and/or issue any other communications, disclosure documents or regulatory filings, and may amend or enter into any contracts to which the Trust or a Fund is a party, and interpret the investment objective(s), policies, restrictions and contractual provisions applicable to any Fund, without shareholder input or approval, except in circumstances in which shareholder approval is specifically required by law (such as changes to fundamental investment policies) or where a shareholder approval requirement is specifically disclosed in the Trust’s then-current prospectus or SAI.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Funds. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of each Fund is, and information about how each Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30 will be, available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Funds’ website at www.pimco.com, and on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

6	MUNICIPAL VALUE FUNDS

The Funds file portfolio holdings information with the SEC on Form N-PORT within 60 days of the end of each fiscal quarter. The Funds’ complete schedules of securities holdings as of the end of each fiscal quarter will be made available to the public on the SEC’s website at www.sec.gov and on PIMCO’s website at www.pimco.com, and will be made available, upon request by calling PIMCO at (888) 87-PIMCO.

The SEC has adopted a rule that allows the Funds to fulfill their obligation to deliver shareholder reports to investors by providing access to such reports online free of charge and by mailing a notice that the report is electronically available. Pursuant to the rule, investors may elect to receive all future reports in paper free of charge by contacting their financial intermediary or, if invested directly with a Fund, investors can inform the Fund by calling (888) 87-PIMCO. Any election to receive reports in paper will apply to all funds held with the fund complex if invested directly with a Fund or to all funds held in the investor’s account if invested through a financial intermediary.

In August 2020, the SEC proposed changes to the mutual fund and ETF shareholder report and registration statement disclosure requirements and the registered fund advertising rules, which, if adopted, will change the disclosures provided to shareholders.

In October 2020, the SEC adopted a rule related to the use of derivatives, short sales, reverse repurchase agreements and certain other transactions by registered investment companies that rescinds and withdraws the guidance of the SEC and its staff regarding asset segregation and cover transactions. Subject to certain exceptions, and after an eighteen-month transition period, the rule requires funds to trade derivatives and other transactions that create future payment or delivery obligations (except reverse repurchase agreements and similar financing transactions) subject to a value-at-risk leverage limit, certain derivatives risk management program and reporting requirements. These requirements may limit the ability of the Funds to use derivatives and reverse repurchase agreements and similar financing transactions as part of their investment strategies and may increase the cost of the Funds’ investments and cost of doing business, which could adversely affect investors.

In October 2020, the SEC adopted a rule regarding the ability of a fund to invest in other funds. The rule allows a fund to acquire shares of another fund in excess of certain limitations currently imposed by the Investment Company Act of 1940 (the “Act”) without obtaining individual exemptive relief from the SEC, subject to certain conditions. The rule also included the rescission of certain exemptive relief from the SEC and guidance from the SEC staff for funds to invest in other funds. The impact that these changes may have on the Funds is uncertain.

In December 2020, the SEC adopted a rule addressing fair valuation of fund investments. The new rule sets forth requirements for good faith determinations of fair value as well as for the performance of fair value determinations, including related oversight and reporting obligations. The new rule also defines “readily available market quotations” for purposes of the definition of “value” under the Act, and the SEC noted that this definition will apply in all contexts under the Act. The SEC adopted an eighteen-month transition period beginning from the effective date for both the new rule and the associated new recordkeeping requirements. The impact of the new rule on the Funds is uncertain at this time.

ANNUAL REPORT	MARCH 31, 2021	7

PIMCO California Municipal Intermediate Value Fund

Cumulative Returns Through March 31, 2021

$250,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Average Annual Total Return for the period ended March 31, 2021•

	1 Year	5 Years	Fund Inception (12/07/15)
PIMCO California Municipal Intermediate Value Fund Institutional Class	3.65%	2.62%	2.76%
Bloomberg Barclays California 1-10 Year (1-12) Municipal Securities Index	3.85%	2.40%	2.54%
Lipper California Intermediate Municipal Debt Funds Average	4.55%	2.30%	2.54%♦

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

• On March 15, 2019, the Gurtin California Municipal Intermediate Value Fund was reorganized into the PIMCO California Municipal Intermediate Value Fund. The inception date of the Gurtin California Municipal Intermediate Value Fund was December 7, 2015. Information presented from December 7, 2015 to March 15, 2019 is that of the Gurtin California Municipal Intermediate Value Fund.

♦ Average cumulative total return since 11/30/2015

The average annual total returns shown above have been restated from previous reports to shareholders to align with the Fund’s change from a September 30 to a March 31 fiscal year end.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. For performance current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

The Fund’s total annual operating expense ratio in effect as of period end was 0.50%. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

8	MUNICIPAL VALUE FUNDS

Institutional Class - GCMVX

Allocation Breakdown as of March 31, 2021†§

Municipal Bonds & Notes
Ad Valorem Property Tax	31.8%
Lease (Abatement)	25.4%
Special Tax	9.6%
Water Revenue	4.9%
Port, Airport & Marina Revenue	4.7%
Sewer Revenue	4.2%
Health, Hospital & Nursing Home Revenue	4.1%
Tobacco Settlement Funded	3.8%
Tax Increment/Allocation Revenue	3.1%
Lease (Appropriation)	2.0%
General Fund	1.9%
Electric Power & Light Revenue	1.2%
College & University Revenue	1.1%
Other	1.2%
Short-Term Instruments	1.0%

†	% of Investments, at value.
§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

Investment Objective and Strategy Overview

PIMCO California Municipal Intermediate Value Fund seeks to provide current income exempt from regular federal income tax and California state personal income taxes while seeking to preserve capital and liquidity, by investing under normal circumstances at least 80% of its assets in debt securities whose interest is, in the opinion of bond counsel for the issuer at the time of issuance, exempt from federal income tax and California income tax (“California Municipal Bonds”). California Municipal Bonds generally are issued by or on behalf of the State of California and its political subdivisions, financing authorities and their agencies. The Fund may invest in debt securities of an issuer located outside of California whose interest is, in the opinion of bond counsel for the issuer at the time of issuance, exempt from regular federal income tax and California income tax. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following affected performance (on a gross basis) during the reporting period:

»	Security selection within the special tax sector contributed to performance, as the securities outperformed the broad municipal market.

»	Overweight exposure to the lease-backed sector contributed to performance, as the sector outperformed the broad municipal market.

»	Security selection within the education sector contributed to performance, as the securities outperformed the broad municipal market.
»	Yield curve strategies detracted from performance, as municipal bond yields decreased.

»	Security selection within the water & sewer sector detracted from performance, as the securities underperformed the broad municipal market.

»	Security selection within the electric utility sector detracted from performance, as the securities underperformed the broad municipal market.

ANNUAL REPORT	MARCH 31, 2021	9

PIMCO California Municipal Opportunistic Value Fund

Cumulative Returns Through March 31, 2021

$250,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Average Annual Total Return for the period ended March 31, 2021•

	1 Year	5 Years	10 Years	Fund Inception (05/03/10)
PIMCO California Municipal Opportunistic Value Fund Institutional Class	3.62%	2.58%	4.64%	4.12%
Bloomberg Barclays California Municipal Bond Index	4.96%	3.37%	4.93%	4.49%
Lipper California Intermediate Municipal Debt Funds Average	4.55%	2.30%	3.44%	3.17%♦

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

• On March 15, 2019, the Gurtin California Municipal Opportunistic Value Fund was reorganized into the PIMCO California Municipal Opportunistic Value Fund. The inception date of the Gurtin California Municipal Opportunistic Value Fund was May 3, 2010. Information presented from May 3, 2010 to March 15, 2019 is that of the Gurtin California Municipal Opportunistic Value Fund.

♦ Average cumulative total return since 4/30/2010

The average annual total returns shown above have been restated from previous reports to shareholders to align with the Fund’s change from a September 30 to a March 31 fiscal year end.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. For performance current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

The Fund’s total annual operating expense ratio in effect as of period end was 0.64%. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

10	MUNICIPAL VALUE FUNDS

Institutional Class - GCMFX

Allocation Breakdown as of March 31, 2021†§

Municipal Bonds & Notes
Ad Valorem Property Tax	23.3%
Port, Airport & Marina Revenue	17.4%
Water Revenue	10.3%
Lease (Abatement)	9.9%
Health, Hospital & Nursing Home Revenue	8.9%
Tobacco Settlement Funded	8.2%
College & University Revenue	5.3%
Electric Power & Light Revenue	3.1%
Sales Tax Revenue	2.6%
Lease (Non-Terminable)	1.8%
Highway Revenue Tolls	1.0%
Other	1.3%
Short-Term Instruments	6.9%

†	% of Investments, at value.
§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

Investment Objective and Strategy Overview

PIMCO California Municipal Opportunistic Value Fund seeks to provide current income exempt from regular federal income tax and California state personal income taxes while seeking to preserve capital and liquidity, by investing under normal circumstances at least 80% of its assets in debt securities whose interest is, in the opinion of bond counsel for the issuer at the time of issuance, exempt from federal income tax and California income tax (“California Municipal Bonds”). California Municipal Bonds generally are issued by or on behalf of the State of California and its political subdivisions, financing authorities and their agencies. The Fund may invest in debt securities of an issuer located outside of California whose interest is, in the opinion of bond counsel for the issuer at the time of issuance, exempt from regular federal income tax and California income tax. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following affected performance (on a gross basis) during the reporting period:

»	Yield curve strategies contributed to performances, as municipal bond yields decreased.

»	Overweight exposure to the lease-backed sector contributed to performance, as the sector outperformed the broad municipal market.

»	Overweight exposure to the tobacco sector contributed to performance, as the sector outperformed the broad municipal market.
»	Security selection within the general obligation segment detracted from performance, as the securities underperformed the broad municipal market.

»	Security selection within the education sector detracted from performance, as the securities underperformed the broad municipal market.

»	Underweight exposure to the industrial revenue sector detracted from performance, as the sector outperformed the broad municipal market.

ANNUAL REPORT	MARCH 31, 2021	11

PIMCO National Municipal Intermediate Value Fund

Cumulative Returns Through March 31, 2021

$250,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Average Annual Total Return for the period ended March 31, 2021•

	1 Year	5 Years	Fund Inception (12/01/15)
PIMCO National Municipal Intermediate Value Fund Institutional Class	3.89%	2.83%	2.94%
Bloomberg Barclays Municipal Bond 1-10 Year Blend (1-12) Index	4.54%	2.65%	2.76%
Lipper Intermediate Municipal Debt Funds Average	5.81%	2.69%	2.90%♦

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

• On March 15, 2019, the Gurtin National Municipal Intermediate Value Fund was reorganized into the PIMCO National Municipal Intermediate Value Fund. The inception date of the Gurtin National Municipal Intermediate Value Fund was December 1, 2015. Information presented from December 1, 2015 to March 15, 2019 is that of the Gurtin National Municipal Intermediate Value Fund.

♦ Average cumulative total return since 11/30/2015

The average annual total returns shown above have been restated from previous reports to shareholders to align with the Fund’s change from a September 30 to a March 31 fiscal year end.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. For performance current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

The Fund’s total annual operating expense ratio in effect as of period end was 0.50%. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

12	MUNICIPAL VALUE FUNDS

Institutional Class - GNMVX

Allocation Breakdown as of March 31, 2021†§

Municipal Bonds & Notes
Ad Valorem Property Tax	41.2%
Lease (Renewal)	6.3%
Lease Revenue	5.5%
College & University Revenue	4.9%
Fuel Sales Tax Revenue	4.6%
Lease (Appropriation)	4.6%
Appropriations	4.3%
Lease (Abatement)	3.6%
Health, Hospital & Nursing Home Revenue	3.3%
Highway Revenue Tolls	3.3%
Water Revenue	3.0%
Sales Tax Revenue	2.2%
Tobacco Settlement Funded	1.8%
Electric Power & Light Revenue	1.5%
Sewer Revenue	1.3%
General Fund	1.2%
Port, Airport & Marina Revenue	1.0%
Other	1.6%
Short-Term Instruments	4.8%

†	% of Investments, at value.
§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

Investment Objective and Strategy Overview

PIMCO National Municipal Intermediate Value Fund seeks to provide current income exempt from regular federal income tax while seeking to preserve capital and liquidity, by investing under normal circumstances at least 80% of its assets in debt securities whose interest is, in the opinion of bond counsel for the issuer at the time of issuance, exempt from federal income tax (“Municipal Bonds”). Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following affected performance (on a gross basis) during the reporting period:

»	Security selection in the education sector contributed to performance, as the securities outperformed the broader municipal market.

»	Security selection in the housing sector contributed to performance, as the securities outperformed the broader municipal market.

»	Overweight exposure to the lease-backed sector contributed to performance, as the sector outperformed the general municipal market.
»	Yield curve strategies detracted from performance, as municipal bond yields decreased over the period.

»	Security selection in the special tax sector detracted from performance, as the securities underperformed the broader municipal market.

»	Underweight exposure to the industrial revenue sector detracted from performance, as the sector outperformed the broad municipal market.

ANNUAL REPORT	MARCH 31, 2021	13

PIMCO National Municipal Opportunistic Value Fund

Cumulative Returns Through March 31, 2021

$250,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Average Annual Total Return for the period ended March 31, 2021•

	1 Year	5 Years	10 Years	Fund Inception (05/03/10)
PIMCO National Municipal Opportunistic Value Fund Institutional Class	3.21%	3.09%	4.48%	4.15%
Bloomberg Barclays Municipal Bond Index	5.51%	3.49%	4.54%	4.18%
Lipper General & Insured Municipal Debt Funds Average	6.74%	3.38%	4.61%	4.09%♦

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

• On March 15, 2019, the Gurtin National Municipal Opportunistic Value Fund was reorganized into the PIMCO National Municipal Opportunistic Value Fund. The inception date of the Gurtin National Municipal Opportunistic Value Fund was May 3, 2010. Information presented from May 3, 2010 to March 15, 2019 is that of the Gurtin National Municipal Opportunistic Value Fund.

♦ Average cumulative total return since 04/30/2010

The average annual total returns shown above have been restated from previous reports to shareholders to align with the Fund’s change from a September 30 to a March 31 fiscal year end.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. For performance current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

The Fund’s total annual operating expense ratio in effect as of period end was 0.64%. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

14	MUNICIPAL VALUE FUNDS

Institutional Class - GNMFX

Allocation Breakdown as of March 31, 2021†§

Municipal Bonds & Notes
Port, Airport & Marina Revenue	17.0%
Ad Valorem Property Tax	14.7%
Highway Revenue Tolls	11.1%
Fuel Sales Tax Revenue	10.7%
Health, Hospital & Nursing Home Revenue	8.1%
College & University Revenue	7.6%
Income Tax Revenue	4.8%
Local or Guaranteed Housing	3.3%
Lease Revenue	2.8%
Lease (Abatement)	2.3%
Electric Power & Light Revenue	1.9%
Miscellaneous Taxes	1.7%
Sales Tax Revenue	1.6%
Miscellaneous Revenue	1.2%
Other	2.7%
Short-Term Instruments	8.5%

†	% of Investments, at value.
§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

Investment Objective and Strategy Overview

PIMCO National Municipal Opportunistic Value Fund seeks to provide current income exempt from regular federal income tax while seeking to preserve capital and liquidity, by investing under normal circumstances at least 80% of its assets in debt securities whose interest is, in the opinion of bond counsel for the issuer at the time of issuance, exempt from federal income tax (“Municipal Bonds”). Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following affected performance (on a gross basis) during the reporting period:

»	Yield curve strategies contributed to performance, as municipal bond yields decreased.

»	Overweight exposure to the transportation sector contributed to performance, as the sector outperformed the broad municipal market.

»	Security selection within the special tax sector detracted from performance, as the securities underperformed the broad municipal market.
»	Underweight exposure to the industrial revenue sector detracted from performance, as the sector outperformed the broad municipal market.

»	Underweight exposure to the healthcare sector detracted from performance, as the sector outperformed the broad municipal market.

ANNUAL REPORT	MARCH 31, 2021	15

Expense Examples

Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and exchange fees and (2) ongoing costs, including investment advisory fees, supervisory and administrative fees, distribution and/or service (12b-1) fees (if applicable), and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for all Funds and share classes is from October 1, 2020 to March 31, 2021 unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the appropriate row for your share class, in the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any Acquired Fund Fees and Expenses or transactional costs, such as sales charges (loads) on purchase payments and exchange fees, if any. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the investment advisory fees and supervisory and administrative fees, such as fees and expenses of the independent trustees and their counsel, extraordinary expenses and interest expense.

16	MUNICIPAL VALUE FUNDS

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (10/01/20)	Ending Account Value (03/31/21)	Expenses Paid During Period*	Beginning Account Value (10/01/20)	Ending Account Value (03/31/21)	Expenses Paid During Period*	Net Annualized Expense Ratio**
PIMCO California Municipal Intermediate Value Fund
Institutional Class	$1,000.00	$1,000.50	$1.95	$1,000.00	$1,022.99	$1.97	0.39%
PIMCO California Municipal Opportunistic Value Fund
Institutional Class	$1,000.00	$1,017.10	$3.02	$1,000.00	$1,021.94	$3.02	0.60%
PIMCO National Municipal Intermediate Value Fund
Institutional Class	$1,000.00	$1,005.60	$1.95	$1,000.00	$1,022.99	$1.97	0.39%
PIMCO National Municipal Opportunistic Value Fund
Institutional Class	$1,000.00	$1,012.20	$3.01	$1,000.00	$1,021.94	$3.02	0.60%

* Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

** Net Annualized Expense Ratio is reflective of any applicable contractual fee waivers and/or expense reimbursements or voluntary fee waivers. Details regarding fee waivers, if any, can be found in Note 7, Fees and Expenses, in the Notes to Financial Statements.

ANNUAL REPORT	MARCH 31, 2021	17

Benchmark Descriptions

Index*	Benchmark Description

Bloomberg Barclays California 1-10 Year (1-12) Municipal Securities Index	The Bloomberg Barclays California 1-10 Year (1-12) Municipal Securities Index is a component of the Bloomberg Barclays California Municipal Bond Index, a subset of the Bloomberg Barclays Municipal Bond Index. The Bloomberg Barclays California Municipal Bond Index is the California component of the Bloomberg Barclays Municipal Bond Index, which consists of a broad selection of investment-grade general obligation and revenue bonds of maturities ranging from one year to 30 years. It is an unmanaged index representative of the tax-exempt bond market. The Bloomberg Barclays Municipal Bond Index is made up of all investment-grade municipal bonds issued after 12/31/90 having a remaining maturity of at least one year.

Bloomberg Barclays California Municipal Bond Index	The Bloomberg Barclays California Municipal Bond Index is the California component of the Bloomberg Barclays Municipal Bond Index, which consists of a broad selection of investment-grade general obligation and revenue bonds of maturities ranging from one year to 30 years. It is an unmanaged index representative of the tax-exempt bond market. The index is made up of all investment-grade municipal bonds issued after 12/31/90 having a remaining maturity of at least one year.

Bloomberg Barclays Municipal Bond 1-10 Year Blend (1-12) Index	Bloomberg Barclays Municipal Bond 1-10 Year Blend (1-12) Index is the 1-10 Year Blend (1-12) component of the Bloomberg Barclays Municipal Bond Index, which consists of a broad selection of investment-grade general obligation bonds and revenue bonds of maturities ranging from one year to 22 years. It is an unmanaged index representative of the tax-exempt bond market. The index is made up of all investment grade municipal bonds issued after 12/31/90 having a remaining maturity of at least one year.

Bloomberg Barclays Municipal Bond Index	Bloomberg Barclays Municipal Bond Index consists of a broad selection of investment-grade general obligation and revenue bonds of maturities ranging from one year to 30 years. It is an unmanaged index representative of the tax-exempt bond market. The index is made up of all investment grade municipal bonds issued after 12/31/90 having a remaining maturity of at least one year.

*	It is not possible to invest directly in an unmanaged index.

18	MUNICIPAL VALUE FUNDS

(THIS PAGE INTENTIONALLY LEFT BLANK)

ANNUAL REPORT	MARCH 31, 2021	19

Financial Highlights

		Investment Operations			Less Distributions(c)

Selected Per Share Data for the Year or Period^:	Net Asset Value Beginning of Year or Period(a)	Net Investment Income (Loss)(b)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Total		Net Asset Value End of Year or Period(a)

PIMCO California Municipal Intermediate Value Fund

Institutional Class

3/31/2021	$10.43	$0.18	$0.20	$0.38	$(0.17)	$(0.05)	$(0.22)		$10.59

3/31/2020	10.32	0.18	0.11	0.29	(0.18)	0.00	(0.18)		10.43

10/1/2018 - 03/31/2019(d)(e)	9.97	0.09	0.35	0.44	(0.09)	(0.00)	(0.09	)(g)	10.32

9/30/2018	10.16	0.16	(0.18)	(0.02)	(0.16)	(0.01)	(0.17)		9.97

9/30/2017	10.26	0.15	(0.10)	0.05	(0.15)	(0.00)	(0.15)		10.16

12/07/2015(f) - 09/30/2016	10.00	0.10	0.26	0.36	(0.10)	(0.00)	(0.10)		10.26

PIMCO California Municipal Opportunistic Value Fund

Institutional Class

3/31/2021	$10.18	$0.25	$0.12	$0.37	$(0.25)	$(0.02)	$(0.27)		$10.28

3/31/2020	10.16	0.26	0.02	0.28	(0.26)	0.00	(0.26)		10.18

10/1/2018 - 03/31/2019(d)(e)	10.00	0.13	0.16	0.29	(0.13)	(0.00)	(0.13	)(g)	10.16

9/30/2018	10.11	0.22	(0.11)	0.11	(0.22)	0.00	(0.22)		10.00

9/30/2017	10.21	0.19	(0.08)	0.11	(0.19)	(0.02)	(0.21)		10.11

9/30/2016	10.06	0.20	0.15	0.35	(0.20)	(0.00)	(0.20)		10.21

PIMCO National Municipal Intermediate Value Fund

Institutional Class

3/31/2021	$10.44	$0.17	$0.23	$0.40	$(0.17)	$0.00	$(0.17)		$10.67

3/31/2020	10.24	0.20	0.20	0.40	(0.20)	0.00	(0.20)		10.44

10/1/2018 - 03/31/2019(d)(e)	9.91	0.10	0.33	0.43	(0.10)	(0.00)	(0.10	)(g)	10.24

9/30/2018	10.14	0.18	(0.23)	(0.05)	(0.18)	0.00	(0.18)		9.91

9/30/2017	10.26	0.16	(0.12)	0.04	(0.16)	(0.00)	(0.16)		10.14

12/01/2015(f) - 09/30/2016	10.00	0.10	0.26	0.36	(0.10)	(0.00)	(0.10)		10.26

20	MUNICIPAL VALUE FUNDS	See Accompanying Notes

	Ratios/Supplemental Data
		Ratios to Average Net Assets
Total Return(a)	Net Assets End of Year or Period (000s)	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expense		Expenses Excluding Interest Expense and Waivers		Net Investment Income (Loss)		Portfolio Turnover Rate

3.65%	$70,364	0.39%		0.50%		0.39%		0.50%		1.68%		5%

2.80	51,154	0.39		0.50		0.39		0.50		1.71		17

4.39	62,167	0.39	*	0.70	*	0.39	*	0.70	*	1.70	*	9

(0.17)	64,198	0.39		0.62		0.39		0.62		1.63		10

0.50	82,719	0.39		0.63		0.39		0.63		1.48		15

3.56	61,749	0.39	*	0.84	*	0.39	*	0.84	*	1.19	*	5

3.62%	$235,987	0.60%		0.63%		0.60%		0.63%		2.39%		20%

2.73	250,393	0.60		0.63		0.60		0.63		2.56		16

3.00	244,606	0.60	*	0.64	*	0.60	*	0.64	*	2.69	*	15

1.17	230,168	0.60		0.65		0.60		0.65		2.23		59

1.11	188,876	0.60		0.63		0.60		0.63		1.92		44

3.49	190,462	0.60		0.65		0.60		0.65		1.94		58

3.89%	$183,600	0.39%		0.50%		0.39%		0.50%		1.63%		23%

3.90	158,637	0.39		0.50		0.39		0.50		1.91		15

4.36	163,760	0.39	*	0.59	*	0.39	*	0.59	*	1.98	*	2

(0.47)	165,043	0.39		0.54		0.39		0.54		1.82		15

0.42	214,850	0.39		0.56		0.39		0.56		1.58		9

3.63	149,815	0.39	*	0.66	*	0.39	*	0.66	*	1.24	*	9

ANNUAL REPORT	MARCH 31, 2021	21

Financial Highlights (Cont.)

		Investment Operations			Less Distributions(c)

Selected Per Share Data for the Year or Period^:	Net Asset Value Beginning of Year or Period(a)	Net Investment Income (Loss)(b)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Total		Net Asset Value End of Year or Period(a)

PIMCO National Municipal Opportunistic Value Fund

Institutional Class

3/31/2021	$10.38	$0.21	$0.12	$0.33	$(0.21)	$(0.01)	$(0.22)		$10.49

3/31/2020	10.25	0.27	0.13	0.40	(0.27)	0.00	(0.27)		10.38

10/1/2018 - 03/31/2019(d)(e)	10.00	0.14	0.25	0.39	(0.14)	(0.00)	(0.14	)(g)	10.25

9/30/2018	10.10	0.23	(0.10)	0.13	(0.23)	(0.00)	(0.23)		10.00

9/30/2017	10.15	0.20	(0.03)	0.17	(0.20)	(0.02)	(0.22)		10.10

9/30/2016	10.01	0.18	0.14	0.32	(0.18)	(0.00)	(0.18)		10.15

^	A zero balance may reflect actual amounts rounding to less than $0.01 or 0.01%.
*	Annualized.
(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Funds.
(b)	Per share amounts based on average number of shares outstanding during the year or period.
(c)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

(d)

On March 15, 2019, the Gurtin California Municipal Intermediate Value Fund was reorganized into the PIMCO California Municipal Intermediate Value Fund; the Gurtin California Municipal Opportunistic Value Fund was reorganized into the PIMCO California Municipal Opportunistic Value Fund; the Gurtin National Municipal Intermediate Value Fund was reorganized into the PIMCO National Municipal Intermediate Value Fund; and the Gurtin National Municipal Opportunistic Value Fund was reorganized into the PIMCO National Municipal Opportunistic Value Fund. Information presented for each Fund prior to March 15, 2019 is that of the corresponding former Gurtin fund.

(e)	Fiscal year end changed from September 30th to March 31st.
(f)	Commencement of operations.
(g)

Total distributions for the period ended March 31, 2019 may be lower than prior fiscal years due to fiscal year end changes resulting in a reduction of the amount of days in the period ended March 31, 2019.

22	MUNICIPAL VALUE FUNDS	See Accompanying Notes

	Ratios/Supplemental Data
		Ratios to Average Net Assets
Total Return(a)	Net Assets End of Year or Period (000s)	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expense		Expenses Excluding Interest Expense and Waivers		Net Investment Income (Loss)		Portfolio Turnover Rate

3.21%	$244,199	0.60%		0.63%		0.60%		0.63%		2.02%		11%

3.88	253,991	0.60		0.63		0.60		0.63		2.60		14

3.96	243,926	0.60	*	0.66	*	0.60	*	0.66	*	2.73	*	18

1.30	207,186	0.60		0.65		0.60		0.65		2.27		46

1.64	124,451	0.60		0.68		0.60		0.68		1.95		41

3.26	108,922	0.60		0.71		0.60		0.71		1.81		59

ANNUAL REPORT	MARCH 31, 2021	23

Statements of Assets and Liabilities

March 31, 2021

(Amounts in thousands†, except per share amounts)
	PIMCO California Municipal Intermediate Value Fund	PIMCO California Municipal Opportunistic Value Fund	PIMCO National Municipal Intermediate Value Fund	PIMCO National Municipal Opportunistic Value Fund

Assets:

Investments, at value
Investments in securities	$69,691	$233,307	$179,062	$241,362
Receivable for Fund shares sold	2	0	3,112	0
Interest and/or dividends receivable	726	3,079	1,780	3,594
Reimbursement receivable from PIMCO	7	6	17	6

Total Assets	70,426	236,392	183,971	244,962

Liabilities:

Payable for Fund shares redeemed	$32	$278	$291	$627
Distributions payable	0	1	4	4
Accrued investment advisory fees	18	80	46	84
Accrued supervisory and administrative fees	12	46	30	48

Total Liabilities	62	405	371	763

Net Assets	$70,364	$235,987	$183,600	$244,199

Net Assets Consist of:

Paid in capital	$67,938	$225,086	$177,584	$230,090
Distributable earnings (accumulated loss)	2,426	10,901	6,016	14,109

Net Assets	$70,364	$235,987	$183,600	$244,199

Net Assets:

Institutional Class	$70,364	$235,987	$183,600	$244,199

Shares Issued and Outstanding:

Institutional Class	6,643	22,952	17,207	23,269

Net Asset Value Per Share Outstanding(a):

Institutional Class	$10.59	$10.28	$10.67	$10.49

Cost of investments in securities	$67,305	$222,629	$172,147	$227,264

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Funds.

24	MUNICIPAL VALUE FUNDS	See Accompanying Notes

Statements of Operations

Year Ended March 31, 2021
(Amounts in thousands†)	PIMCO California Municipal Intermediate Value Fund	PIMCO California Municipal Opportunistic Value Fund	PIMCO National Municipal Intermediate Value Fund	PIMCO National Municipal Opportunistic Value Fund

Investment Income:

Interest	$1,190	$7,433	$3,105	$7,290
Dividends	0	2	2	3
Total Income	1,190	7,435	3,107	7,293

Expenses:

Investment advisory fees	173	993	461	1,113
Supervisory and administrative fees	115	571	307	640
Trustee fees	0	1	1	2
Total Expenses	288	1,565	769	1,755
Waiver and/or Reimbursement by PIMCO	(63)	(74)	(169)	(84)
Net Expenses	225	1,491	600	1,671

Net Investment Income (Loss)	965	5,944	2,507	5,622

Net Realized Gain (Loss):

Investments in securities	64	164	269	(22)

Net Realized Gain (Loss)	64	164	269	(22)

Net Change in Unrealized Appreciation (Depreciation):

Investments in securities	764	2,746	2,612	3,940

Net Change in Unrealized Appreciation (Depreciation)	764	2,746	2,612	3,940

Net Increase (Decrease) in Net Assets Resulting from Operations	$1,793	$8,854	$5,388	$9,540

†	A zero balance may reflect actual amounts rounding to less than one thousand.

ANNUAL REPORT	MARCH 31, 2021	25

Statements of Changes in Net Assets

	PIMCO California Municipal Intermediate Value Fund		PIMCO California Municipal Opportunistic Value Fund
(Amounts in thousands†)	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2021	Year Ended March 31, 2020

Increase (Decrease) in Net Assets from:

Operations:

Net investment income (loss)	$965	$1,083	$5,944	$6,297
Net realized gain (loss)	64	527	164	475
Net change in unrealized appreciation (depreciation)	764	521	2,746	401

Net Increase (Decrease) in Net Assets Resulting from Operations	1,793	2,131	8,854	7,173

Distributions to Shareholders:

From net investment income and/or net realized capital gains
Institutional Class	(1,203)	(1,079)	(6,406)	(6,170)

Total Distributions(a)	(1,203)	(1,079)	(6,406)	(6,170)

Fund Share Transactions:

Net increase (decrease) resulting from Fund share transactions*	18,620	(12,065)	(16,854)	4,784

Total Increase (Decrease) in Net Assets	19,210	(11,013)	(14,406)	5,787

Net Assets:
Beginning of year	51,154	62,167	250,393	244,606
End of year	$70,364	$51,154	$235,987	$250,393

†	A zero balance may reflect actual amounts rounding to less than one thousand.
*	See Note 11, Shares of Beneficial Interest, in the Notes to Financial Statements.
(a)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

26	MUNICIPAL VALUE FUNDS	See Accompanying Notes

PIMCO National Municipal Intermediate Value Fund		PIMCO National Municipal Opportunistic Value Fund
Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2021	Year Ended March 31, 2020

$2,507	$3,127	$5,622	$6,463
269	197	(22)	215
2,612	2,798	3,940	2,911

5,388	6,122	9,540	9,589

(2,501)	(3,127)	(5,862)	(6,371)

(2,501)	(3,127)	(5,862)	(6,371)

22,076	(8,118)	(13,470)	6,847

24,963	(5,123)	(9,792)	10,065

158,637	163,760	253,991	243,926
$183,600	$158,637	$244,199	$253,991

ANNUAL REPORT	MARCH 31, 2021	27

Schedule of Investments PIMCO California Municipal Intermediate Value Fund

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 99.0%

MUNICIPAL BONDS & NOTES 98.0%

CALIFORNIA 90.1%

California Infrastructure & Economic Development Bank Revenue Bonds, Series 2016
5.000% due 10/01/2035	$600	$722

California Infrastructure & Economic Development Bank Revenue Bonds, Series 2017
5.000% due 10/01/2035	600	737

California State General Obligation Notes, Series 2019
5.000% due 04/01/2029	1,000	1,307

California State Public Works Board Revenue Notes, Series 2018
5.000% due 05/01/2028	845	1,081

California Statewide Communities Development Authority Revenue Bonds, (CM Insured), Series 2015
3.000% due 08/15/2029	1,115	1,217

California Statewide Communities Development Authority Revenue Bonds, (CM Insured), Series 2018
5.000% due 07/01/2031	600	745

California Statewide Communities Development Authority Revenue Notes, (CM Insured), Series 2013
5.000% due 11/15/2023	200	224

California Statewide Communities Development Authority Revenue Notes, (CM Insured), Series 2016
4.000% due 11/01/2022	650	685

Chula Vista Elementary School District, California Certificates of Participation Notes, (AGM Insured), Series 2016
5.000% due 09/01/2023	610	676

Chula Vista Elementary School District, California General Obligation Notes, Series 2020
2.000% due 08/01/2023	750	780

Corona Public Financing Authority, California Revenue Notes, Series 2016
5.000% due 11/01/2026	580	720

Corona-Norco Unified School District Public Financing Authority, California Special Tax Bonds, Series 2013
5.000% due 09/01/2026	625	686

Cosumnes Community Services District, California Certificates of Participation Notes, (BAM Insured), Series 2016
4.000% due 09/01/2024	675	759

Department of Veterans Affairs Veteran’s Farm & Home Purchase Program, California Revenue Bonds, Series 2012
3.500% due 12/01/2025	420	422

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

East Bay Municipal Utility District Water System, California Revenue Bonds, Series 2015
5.000% due 06/01/2035	$405	$478

East Side Union High School District, California General Obligation Bonds, Series 2015
5.000% due 08/01/2030	605	715
5.000% due 08/01/2033	975	1,148

Elk Grove Finance Authority, California Special Tax Notes, Series 2015
5.000% due 09/01/2025	510	599

Escondido, California General Obligation Bonds, Series 2015
5.000% due 09/01/2036	500	589

Folsom Redevelopment Agency Successor Agency, California Tax Allocation Bonds, (BAM Insured), Series 2016
4.000% due 08/01/2028	905	1,042

Fresno County, California Financing Authority Revenue Bonds, Series 2016
5.000% due 04/01/2028	1,500	1,815

Gilroy Unified School District, California Certificates of Participation Notes, (BAM Insured), Series 2016
4.000% due 04/01/2026	330	382

Golden State, California Tobacco Securitization Corp. Revenue Bonds, Series 2013
5.000% due 06/01/2029	2,165	2,367
5.000% due 06/01/2030	250	273

Hacienda, Louisiana Puente Unified School District, California Certificates of Participation Notes, (AGM Insured), Series 2015
5.000% due 06/01/2025	545	645

Hemet Unified School District, California Certificates of Participation Bonds, (AGM Insured), Series 2019
4.000% due 10/01/2030	500	605

Irvine Unified School District, California Special Tax Notes, (BAM Insured), Series 2015
5.000% due 09/01/2023	580	643

Jurupa Community Services District Wastewater, California Revenue Notes, Series 2020
4.000% due 09/01/2023	570	622

Kern Community College District, California General Obligation Bonds, (AGM Insured), Series 2006
0.000% due 11/01/2028 (a)	500	451

Kern Community College District, California General Obligation Notes, Series 2018
5.000% due 08/01/2022	945	1,006

Kern High School District, California General Obligation Notes, (AGM Insured), Series 2020
4.000% due 08/01/2027	600	718

Laguna Beach, California Special Assessment Notes, Series 2016
2.000% due 09/02/2021	255	257

28	MUNICIPAL VALUE FUNDS	See Accompanying Notes

March 31, 2021

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Los Angeles Community College District, California General Obligation Bonds, Series 2015
4.000% due 08/01/2033	$1,150	$1,292

Los Angeles County, California Public Works Financing Authority Revenue Notes, Series 2019
5.000% due 12/01/2028	500	648

Los Angeles Department of Airports, California Revenue Bonds, Series 2017
5.000% due 05/15/2032	920	1,109

Los Angeles Department of Airports, California Revenue Bonds, Series 2018
5.000% due 05/15/2033	1,000	1,217

Los Angeles Department of Water & Power Power System, California Revenue Bonds, Series 2018
5.000% due 07/01/2033	650	813

Lynwood Unified School District, California Certificates of Participation Bonds, (AGM Insured), Series 2016
5.000% due 10/01/2028	375	446

Lynwood Unified School District, California Certificates of Participation Notes, (AGM Insured), Series 2016
5.000% due 10/01/2024	655	755
5.000% due 10/01/2025	695	826

Metropolitan Water District of Southern California Revenue Bonds, Series 2012
5.000% due 10/01/2035	550	575

Mount Diablo Unified School District, California General Obligation Bonds, (AGM Insured), Series 2010
0.000% due 08/01/2030 (b)	1,700	1,872

Municipal Improvement Corp. of Los Angeles, California Revenue Bonds, Series 2016
5.000% due 11/01/2032	800	973

Municipal Improvement Corp. of Los Angeles, California Revenue Notes, Series 2018
5.000% due 11/01/2025	625	750

Municipal Improvement Corp. of Los Angeles, California Revenue Notes, Series 2019
5.000% due 11/01/2022	595	640

Municipal Improvement Corp. of Los Angeles, California Revenue Notes, Series 2020
5.000% due 11/01/2027	650	824

Oak Grove School District, California General Obligation Bonds, Series 2009
0.000% due 08/01/2024 (a)	400	392

Orange Redevelopment Agency Successor Agency, California Tax Allocation Notes, Series 2014
5.000% due 09/01/2022	400	426

Palmdale Elementary School District, California General Obligation Notes, Series 2020
4.000% due 08/01/2027	500	600

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Placentia-Yorba Linda Unified School District, California Certificates of Participation Bonds, (AGM Insured), Series 2016
5.000% due 10/01/2027	$445	$525

Placentia-Yorba Linda Unified School District, California Certificates of Participation Notes, (AGM Insured), Series 2016
5.000% due 10/01/2025	200	238

Poway Redevelopment Agency Successor Agency, California Tax Allocation Notes, Series 2015
5.000% due 12/15/2021	365	377

Poway Unified School District Public Financing Authority, California Special Tax Bonds, Series 2017
5.000% due 09/01/2029	1,730	2,118

Poway Unified School District Public Financing Authority, California Special Tax Notes, Series 2015
5.000% due 09/01/2024	250	288
5.000% due 09/01/2025	350	418

Poway Unified School District, California Special Tax Bonds, Series 2016
5.000% due 09/01/2027	1,100	1,353

Rio Elementary School District Community Facilities District, California Special Tax Bonds, Series 2014
3.250% due 09/01/2026	325	347

Riverside County, California Asset Leasing Corp. Revenue Bonds, Series 2012
4.000% due 06/01/2028	250	258

Riverside County, California Redevelopment Successor Agency Tax Allocation Notes, (AGM Insured), Series 2015
5.000% due 10/01/2025	300	355

Sacramento County, California Airport System Revenue Notes, Series 2018
5.000% due 07/01/2028	750	944

Sacramento County, California Certificates of Participation Bonds, (AGM Insured), Series 2018
5.000% due 10/01/2032	550	680

Sacramento, California Special Tax Notes, Series 2015
5.000% due 09/01/2024	200	232

San Bernardino City Unified School District, California Certificates of Participation Bonds, (AGM Insured), Series 2019
5.000% due 10/01/2033	1,365	1,693

San Francisco, California City & County General Obligation Notes, Series 2020
5.000% due 06/15/2026	770	949

San Mateo County, California Community College District General Obligation Bonds, (FGIC Insured), Series 2005
0.000% due 09/01/2027 (a)	1,000	935

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2021	29

Schedule of Investments PIMCO California Municipal Intermediate Value Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Santa Clara County, California Board of Education Certificates of Participation Notes, Series 2016
5.000% due 04/01/2021	$225	$225

Santa Cruz County, California Certificates of Participation Notes, Series 2014
5.000% due 08/01/2023	295	328

Solano County, California Community College District General Obligation Bonds, Series 2015
0.000% due 08/01/2029 (b)	1,525	1,606

Stockton Public Financing Authority, California Revenue Bonds, (BAM Insured), Series 2014
5.000% due 09/01/2025	1,250	1,431

Stockton Unified School District, California Certificates of Participation Bonds, Series 2018
5.000% due 02/01/2029	1,575	1,952

Stockton Unified School District, California General Obligation Bond, Series 2016
5.000% due 08/01/2026	1,835	2,184

Stockton Unified School District, California General Obligation Bonds, (AGM Insured), Series 2014
5.000% due 08/01/2028	510	583

Stockton Unified School District, California General Obligation Notes, (BAM Insured), Series 2015
5.000% due 08/01/2024	430	491

Travis Unified School District, California Certificates of Participation Notes, (AGM Insured), Series 2016
4.000% due 09/01/2022	375	395

Tulare, California Sewer Revenue Bonds, (AGM Insured), Series 2016
5.000% due 11/15/2028	720	856

Val Verde Unified School District, California Certificates of Participation Bonds, (BAM Insured), Series 2015
5.000% due 08/01/2026	215	253

Val Verde Unified School District, California General Obligation Notes, (AGM Insured), Series 2016
5.000% due 08/01/2026	1,000	1,216

West Basin Municipal Water District, California Revenue Bonds, Series 2016
5.000% due 08/01/2034	750	893

		63,397

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
ILLINOIS 7.7%

Chicago Park District, Illinois General Obligation Bonds, Series 2011
5.000% due 01/01/2025	$625	$644

Chicago Park District, Illinois General Obligation Bonds, Series 2014
5.000% due 01/01/2025	500	553

Chicago Park District, Illinois General Obligation Bonds, Series 2016
5.000% due 01/01/2030	1,000	1,153
5.000% due 01/01/2031	2,000	2,296

University of Illinois Revenue Notes, Series 2018
5.000% due 04/01/2028	625	782

		5,428

KENTUCKY 0.2%

Corbin Independent School District Finance Corp., Kentucky Revenue Notes, Series 2016
3.000% due 02/01/2026	125	137

Total Municipal Bonds & Notes (Cost $66,576)		68,962

	SHARES
SHORT-TERM INSTRUMENTS 1.0%

MUTUAL FUNDS 1.0%

Fidelity Investments Money Market Government Portfolio, Class I
0.090% (c)	729,182	729

Total Short-Term Instruments (Cost $729)		729

Total Investments in Securities (Cost $67,305)		69,691

Total Investments 99.0% (Cost $67,305)		$69,691

Other Assets and Liabilities, net 1.0%		673

Net Assets 100.0%		$70,364

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Zero coupon security.
(b)	Security becomes interest bearing at a future date.
(c)	Coupon represents a 7-Day Yield.

30	MUNICIPAL VALUE FUNDS	See Accompanying Notes

March 31, 2021

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2021 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2021
Investments in Securities, at Value
Municipal Bonds & Notes
California	$0	$63,397	$0	$63,397
Illinois	0	5,428	0	5,428
Kentucky	0	137	0	137
Short-Term Instruments
Mutual Funds	729	0	0	729

Total Investments	$729	$68,962	$0	$69,691

There were no significant transfers into or out of Level 3 during the period ended March 31, 2021.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2021	31

Schedule of Investments PIMCO California Municipal Opportunistic Value Fund

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 98.9%

MUNICIPAL BONDS & NOTES 92.1%

CALIFORNIA 82.0%

Alameda Public Financing Authority, California Revenue Bonds, Series 2010
5.250% due 07/01/2029	$1,160	$1,164

Anaheim Housing & Public Improvements Authority, California Revenue Bonds, Series 2016
5.000% due 10/01/2034	2,465	2,524

Arcadia Unified School District, California General Obligation Bonds, Series 2014
5.000% due 06/01/2044	1,290	1,374

California Infrastructure & Economic Development Bank Revenue Bonds, Series 2008
5.000% due 08/15/2023	700	701

California Infrastructure & Economic Development Bank Revenue Bonds, Series 2010
5.750% due 08/15/2029	500	501

California State Association of Bay Area Governments Finance Authority for Non-Profit Corp. Revenue Bonds, (CM Insured), Series 2013
5.000% due 01/01/2033	1,000	1,074

California State General Obligation Bonds, (AMBAC Insured), Series 1997
5.125% due 10/01/2027	135	135

California State General Obligation Bonds, (SGI Insured), Series 2002
5.000% due 10/01/2028	5	5

California State General Obligation Bonds, Series 2000
5.750% due 05/01/2030	85	85

California State Public Works Board Revenue Bonds, Series 2010
5.400% due 03/01/2026	500	502

California State Public Works Board Revenue Bonds, Series 2012
5.000% due 11/01/2037	4,275	4,585

California State Public Works Board Revenue Bonds, Series 2014
5.000% due 09/01/2039	2,575	2,934

California Statewide Communities Development Authority Revenue Bonds, Series 2016
5.000% due 08/15/2046	2,175	2,505

Centinela Valley Union High School District, California General Obligation Bonds, Series 2013
5.750% due 08/01/2030	1,000	1,127
5.750% due 08/01/2033	1,910	2,154

Coachella Valley Unified School District, California General Obligation Bonds, (AGM Insured), Series 2012
5.000% due 08/01/2037	2,590	2,759

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Desert Community College District, California General Obligation Bonds, Series 2018
5.000% due 08/01/2043	$3,375	$3,755

Dublin Unified School District, California General Obligation Bonds, Series 2009
0.000% due 08/01/2039 (a)	5,595	1,756

Elk Grove Finance Authority, California Special Tax Bonds, (BAM Insured), Series 2015
5.000% due 09/01/2038	1,500	1,761

Fairfield, California Certificates of Participation Bonds, (AGC Insured), Series 2007
0.000% due 04/01/2030 (a)	2,000	1,716

Fresno Unified School District, California General Obligation Bonds, Series 2011
0.000% due 08/01/2041 (a)	1,600	404

Golden State, California Tobacco Securitization Corp. Revenue Bonds, (AGM/CR Insured), Series 2015
5.000% due 06/01/2040	4,340	5,071

Golden State, California Tobacco Securitization Corp. Revenue Bonds, Series 2015
5.000% due 06/01/2040	7,615	8,851
5.000% due 06/01/2045	4,550	5,279

Los Angeles Community Redevelopment Agency, California Revenue Bonds, (AMBAC Insured), Series 2005
5.000% due 09/01/2037	1,000	1,003

Los Angeles County, California Public Works Financing Authority Revenue Bonds, Series 2012
5.000% due 08/01/2042	1,000	1,061

Los Angeles Department of Airports, California Revenue Bonds, Series 2016
5.000% due 05/15/2035	1,000	1,167
5.000% due 05/15/2042	1,330	1,538

Los Angeles Department of Airports, California Revenue Bonds, Series 2017
5.000% due 05/15/2041	8,775	10,159

Los Angeles Department of Water & Power, California Revenue Bonds, Series 2012
5.000% due 07/01/2043	13,725	14,478

Madera Unified School District, California Certificates of Participation Bonds, (BAM Insured), Series 2018
5.000% due 09/01/2038	2,250	2,255
5.000% due 09/01/2043	4,165	4,174
5.000% due 09/01/2045	2,500	2,505

Modesto Irrigation District, California Revenue Bonds, (NPFGC Insured), Series 2007
0.708% (US0003M + 0.580%) due 09/01/2027 ~	3,185	3,146
0.758% (US0003M + 0.630%) due 09/01/2037 ~	1,600	1,560

Mount Diablo Unified School District, California General Obligation Bonds, Series 2012
5.000% due 08/01/2030	5,510	5,856

32	MUNICIPAL VALUE FUNDS	See Accompanying Notes

March 31, 2021

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Oakland Unified School District/Alameda County, California General Obligation Bonds, Series 2013
6.625% due 08/01/2038	$2,650	$2,705

Oxnard School District, California General Obligation Bonds, (NPFGC Insured), Series 2001
5.750% due 08/01/2030	800	861

Palo Alto, California General Obligation Bonds, Series 2010
5.000% due 08/01/2040	4,195	4,209

Port of Oakland, California Revenue Bonds, Series 2012
5.000% due 05/01/2033	2,500	2,606

Regents of the University of California Medical Center Pooled Revenue Bonds, Series 2013
5.000% due 05/15/2043	2,090	2,268

Regents of the University of California Medical Center Pooled Revenue Bonds, Series 2016
5.000% due 05/15/2041	3,750	4,420

Sacramento County, California Sanitation Districts Financing Authority Revenue Bonds, Series 2014
5.000% due 12/01/2044	1,000	1,131

Sacramento County, California Water Financing Authority Revenue Bonds, (NPFGC Insured), Series 2007
0.678% (US0003M + 0.550%) due 06/01/2034 ~	3,555	3,424

San Bernardino City Unified School District, California General Obligation Bonds, (AGM Insured), Series 2015
5.000% due 08/01/2040	5,475	6,412

San Diego County, California Regional Airport Authority Revenue Bonds, Series 2017
5.000% due 07/01/2047	3,230	3,810

San Diego County, California Regional Transportation Commission Revenue Bonds, Series 2012
5.000% due 04/01/2048	5,900	6,188

San Diego Public Facilities Financing Authority, California Revenue Bonds, Series 2012
5.250% due 04/15/2029	1,000	1,053

San Francisco, California City & County Airport Comm-San Francisco International Airport Revenue Bonds, Series 2013
5.000% due 05/01/2043	3,420	3,725
5.250% due 05/01/2033	1,520	1,660

San Francisco, California City & County Airport Comm-San Francisco International Airport Revenue Bonds, Series 2014
5.000% due 05/01/2039	3,865	4,340
5.000% due 05/01/2044	4,640	5,215

San Francisco, California City & County Airport Comm-San Francisco International Airport Revenue Bonds, Series 2016
5.000% due 05/01/2041	4,450	5,185

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

San Mateo Union High School District, California General Obligation Bonds, Series 2011
0.000% due 09/01/2025 (a)	$1,000	$789

Solano County, California Community College District General Obligation Bonds, Series 2013
5.000% due 08/01/2043	4,680	5,207

Southern California Public Power Authority Revenue Bonds, Series 2011
5.250% due 07/01/2027	2,675	2,708

Southern California Public Power Authority Revenue Notes, Series 2020
5.000% due 07/01/2030	3,000	3,361

Stockton Public Financing Authority, California Revenue Bonds, Series 2010
6.250% due 10/01/2040	1,325	1,525

Stockton Unified School District, California General Obligation Bonds, (AGM Insured), Series 2012
5.000% due 07/01/2027	775	819

Tulare County, California Board of Education Certificates of Participation Bonds, (BAM Insured), Series 2013
5.375% due 05/01/2033	1,600	1,772

University of California Revenue Bonds, Series 2012
5.000% due 05/15/2042	4,570	4,797

University of California Revenue Bonds, Series 2014
4.250% due 05/15/2039	4,000	4,424

University of California Revenue Bonds, Series 2015
4.000% due 05/15/2033	2,700	3,037

Wasco Union School District, California General Obligation Bonds, (AGM Insured), Series 2018
5.000% due 08/01/2043	3,740	4,111

		193,386

ILLINOIS 7.1%

Chicago O’Hare International Airport, Illinois Revenue Bonds, Series 2015
5.000% due 01/01/2046	1,000	1,130

Chicago Park District, Illinois General Obligation Bonds, Series 2013
5.750% due 01/01/2038	2,050	2,253

Chicago Park District, Illinois General Obligation Bonds, Series 2014
5.000% due 01/01/2026	1,000	1,105

Chicago Park District, Illinois General Obligation Bonds, Series 2015
5.000% due 01/01/2030	1,000	1,091
5.000% due 01/01/2035	1,000	1,083
5.000% due 01/01/2040	2,325	2,504

Chicago Park District, Illinois General Obligation Notes, Series 2015
5.000% due 01/01/2026	1,755	1,939

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2021	33

Schedule of Investments PIMCO California Municipal Opportunistic Value Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Illinois Finance Authority Revenue Bonds, Series 2010
5.375% due 05/15/2025	$4,675	$4,690

Illinois Finance Authority Revenue Bonds, Series 2011
5.625% due 08/15/2031	1,000	1,016

		16,811

PENNSYLVANIA 1.0%

Pennsylvania Turnpike Commission Revenue Bonds, Series 2014
5.000% due 12/01/2044	2,100	2,395

UTAH 2.0%

Utah County, Utah Revenue Bonds, Series 2012
5.000% due 05/15/2043	4,700	4,725

Total Municipal Bonds & Notes (Cost $206,643)		217,317

	SHARES
SHORT-TERM INSTRUMENTS 6.8%

MUTUAL FUNDS 1.7%

Fidelity Investments Money Market Government Portfolio, Class I
0.090% (b)	3,894,071	3,894

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
MUNICIPAL BONDS & NOTES 5.1%

Los Angeles County, California Revenue Notes, Series 2020
4.000% due 06/30/2021	$4,175	$4,216

Los Angeles, California Revenue Notes, Series 2021
4.000% due 06/24/2021	7,810	7,880

Total Municipal Bonds & Notes (Cost $12,092)		12,096

Total Short-Term Instruments (Cost $15,986)		15,990

Total Investments in Securities (Cost $222,629)		233,307

Total Investments 98.9% (Cost $222,629)		$233,307

Other Assets and Liabilities, net 1.1%		2,680

Net Assets 100.0%		$235,987

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

(a)	Zero coupon security.
(b)	Coupon represents a 7-Day Yield.

34	MUNICIPAL VALUE FUNDS	See Accompanying Notes

March 31, 2021

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2021 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2021
Investments in Securities, at Value
Municipal Bonds & Notes
California	$0	$193,386	$0	$193,386
Illinois	0	16,811	0	16,811
Pennsylvania	0	2,395	0	2,395
Utah	0	4,725	0	4,725
Short-Term Instruments
Mutual Funds	3,894	0	0	3,894
Municipal Bonds & Notes	0	12,096	0	12,096

Total Investments	$3,894	$229,413	$0	$233,307

There were no significant transfers into or out of Level 3 during the period ended March 31, 2021.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2021	35

Schedule of Investments PIMCO National Municipal Intermediate Value Fund

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 97.5%

MUNICIPAL BONDS & NOTES 92.8%

ALABAMA 3.6%

Trussville, Alabama General Obligation Bonds, Series 2014
5.000% due 10/01/2034	$1,500	$1,711

University of South Alabama Revenue Bonds, (BAM Insured), Series 2019
5.000% due 04/01/2035	1,115	1,401

Water Works Board of the City of Birmingham, Alabama Revenue Bonds, Series 2018
5.000% due 01/01/2035	2,800	3,453

		6,565

ARKANSAS 0.8%

University of Arkansas Revenue Notes, Series 2020
5.000% due 12/01/2028	1,210	1,562

CALIFORNIA 6.4%

California State General Obligation Bonds, Series 2019
5.000% due 04/01/2035	1,900	2,154

Golden State, California Tobacco Securitization Corp. Revenue Bonds, (AMBAC Insured), Series 2005
0.000% due 06/01/2027 (a)	2,000	1,862

Los Angeles Unified School District, California Certificates of Participation Notes, (BAM Insured), Series 2020
5.000% due 10/01/2028	2,050	2,626

San Diego Convention Center Expansion Financing Authority, California Revenue Notes, Series 2020
1.267% due 04/15/2023	2,500	2,517

San Jose Financing Authority, California Revenue Bonds, Series 2013
5.000% due 06/01/2030	1,250	1,378

Solano County, California Community College District General Obligation Bonds, Series 2015
0.000% due 08/01/2029 (b)	1,070	1,127

		11,664

CONNECTICUT 7.7%

Connecticut Special Tax State Revenue Bonds, Series 2015
5.000% due 08/01/2027	2,325	2,745

Connecticut Special Tax State Revenue Notes, Series 2018
5.000% due 01/01/2026	3,075	3,692
5.000% due 01/01/2028	1,475	1,861

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Connecticut State General Obligation Bonds, Series 2015
5.000% due 03/15/2028	$950	$1,106
5.000% due 11/15/2028	195	232

Connecticut State General Obligation Bonds, Series 2016
5.000% due 08/15/2028	1,625	1,968

University of Connecticut Revenue Bonds, Series 2016
5.000% due 03/15/2030	2,200	2,616

		14,220

FLORIDA 3.2%

Central Florida Expressway Authority Revenue Bonds, Series 2019
5.000% due 07/01/2035	1,945	2,484

Orange County, Florida School Board Certificates of Participation Bonds, Series 2017
5.000% due 08/01/2028	1,600	2,034

St Johns County, Florida School Board Certificates of Participation Bonds, Series 2019
5.000% due 07/01/2034	1,130	1,433

		5,951

ILLINOIS 11.2%

Chicago Park District, Illinois General Obligation Bonds, Series 2013
5.000% due 01/01/2028	540	593
5.500% due 01/01/2033	2,325	2,554

Chicago Park District, Illinois General Obligation Bonds, Series 2014
5.000% due 01/01/2026	1,865	2,060
5.000% due 01/01/2028	2,735	3,004

Chicago Park District, Illinois General Obligation Bonds, Series 2016
5.000% due 01/01/2031	1,000	1,148

Cook County, Illinois Community Consolidated School District No 15 Palatine General Obligation Notes, Series 2016
5.000% due 12/01/2023	235	263

Cook County, Illinois Community High School District No 218 Oak Lawn General Obligation Bonds, Series 2013
4.250% due 12/01/2024	635	700

Cook County, Illinois High School District No 209 Proviso Township General Obligation Notes, (BAM Insured), Series 2017
5.000% due 12/01/2027	1,125	1,365

Cook County, Illinois School District No 111 Burbank General Obligation Bonds, (AGM Insured), Series 2016
4.000% due 12/01/2029	725	847
4.000% due 12/01/2030	1,020	1,188

36	MUNICIPAL VALUE FUNDS	See Accompanying Notes

March 31, 2021

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Cook County, Illinois School District No 111 Burbank General Obligation Notes, (AGM Insured), Series 2016
4.000% due 12/01/2023	$535	$581
4.000% due 12/01/2025	1,000	1,130

Du Page County, Illinois School District No 33 West Chicago General Obligation Bonds, Series 2015
4.000% due 12/01/2026	825	903

Illinois Finance Authority Revenue Bonds, Series 2013
5.000% due 11/15/2025	500	537

University of Illinois Revenue Bonds, Series 2015
5.000% due 04/01/2030	700	803

Village of Bolingbrook, Illinois General Obligation Bonds, Series 2019
4.000% due 01/01/2033	1,445	1,621

Village of Streamwood, Illinois General Obligation Bonds, Series 2019
5.000% due 12/01/2032	1,005	1,317

		20,614

IOWA 1.5%

Waukee Community School District, Iowa Revenue Notes, Series 2017
4.000% due 06/01/2024	1,220	1,341
4.000% due 06/01/2025	1,270	1,426

		2,767

KENTUCKY 6.3%

Boone County, Kentucky School District Finance Corp. Revenue Notes, Series 2016
3.000% due 04/01/2025	300	326

Corbin Independent School District Finance Corp., Kentucky Revenue Notes, Series 2015
2.000% due 02/01/2022	400	406
3.000% due 02/01/2025	425	459
3.000% due 02/01/2026	630	689

Jefferson County, Kentucky School District Finance Corp. Revenue Bonds, Series 2017
5.000% due 08/01/2028	1,000	1,237

Jefferson County, Kentucky School District Finance Corp. Revenue Notes, Series 2017
5.000% due 08/01/2027	1,945	2,393

Kenton County, Kentucky School District Finance Corp. Revenue Notes, Series 2016
3.000% due 02/01/2026	280	306

Madison County, Kentucky School District Finance Corp. Revenue Notes, Series 2016
5.000% due 05/01/2022	775	815
5.000% due 05/01/2023	630	691

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Oldham County, Kentucky School District Finance Corp. Revenue Bonds, Series 2016
4.000% due 09/01/2027	$1,000	$1,176

Owen County, Kentucky School District Finance Corp. Revenue Notes, Series 2017
4.000% due 04/01/2026	1,270	1,457

Scott County, Kentucky School District Finance Corp. Revenue Bonds, (BAM Insured), Series 2016
4.000% due 05/01/2027	1,320	1,553

		11,508

LOUISIANA 8.6%

Louisiana Local Government Environmental Facilities & Community Development Auth Revenue Notes, (BAM Insured), Series 2017
5.000% due 10/01/2024	2,075	2,393
5.000% due 10/01/2027	4,800	5,950

Louisiana Public Facilities Authority Revenue Notes, Series 2014
5.000% due 06/01/2022	1,265	1,333

Louisiana State General Obligation Bonds, Series 2016
5.000% due 08/01/2029	3,920	4,767

St Martin Parish School Board, Louisiana General Obligation Notes, (BAM Insured), Series 2017
5.000% due 03/01/2028	1,080	1,339

		15,782

MICHIGAN 5.3%

Battle Creek School District, Michigan General Obligation Bonds, (Q-SBLF Insured), Series 2016
5.000% due 05/01/2028	175	212

Bellevue Community Schools, Michigan General Obligation Bonds, (Q-SBLF Insured), Series 2016
5.000% due 05/01/2031	1,065	1,286

Central Michigan University Revenue Notes, Series 2016
5.000% due 10/01/2024	350	403

Charles Stewart Mott Community College, Michigan General Obligation Notes, (BAM Insured), Series 2016
3.000% due 05/01/2024	225	240

Durand Area Schools, Michigan General Obligation Bonds, (Q-SBLF Insured), Series 2015
5.000% due 05/01/2028	1,215	1,429
5.000% due 05/01/2029	1,225	1,438

L’Anse Creuse Public Schools, Michigan General Obligation Notes, (Q-SBLF Insured), Series 2015
5.000% due 05/01/2025	695	816

Lansing School District, Michigan General Obligation Notes, (Q-SBLF Insured), Series 2012
5.000% due 05/01/2021	210	211

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2021	37

Schedule of Investments PIMCO National Municipal Intermediate Value Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Michigan Finance Authority Revenue Bonds, Series 2014
5.000% due 07/01/2033	$1,975	$2,248

Oakland University, Michigan Revenue Bonds, Series 2016
5.000% due 03/01/2029	785	929

Paw Paw Public Schools, Michigan General Obligation Bonds, (NPFGC/Q-SBLF Insured), Series 1998
5.000% due 05/01/2021	305	306

Rockford Public Schools, Michigan General Obligation Notes, (Q-SBLF Insured), Series 2015
5.000% due 05/01/2022	200	210

		9,728

MINNESOTA 1.6%

Annandale Independent School District No 876, Minnesota General Obligation Notes, Series 2020
4.000% due 02/01/2023	1,085	1,158

Cass Lake-Bena Independent School District No 115, Minnesota General Obligation Notes, Series 2019
5.000% due 02/01/2027	1,440	1,782

		2,940

MISSOURI 1.7%

Greene County, Missouri Certificates of Participation Bonds, Series 2018
5.000% due 09/01/2034	1,185	1,476

Missouri Joint Municipal Electric Utility Commission Revenue Notes, Series 2014
5.000% due 01/01/2024	300	338

Springfield, Missouri Revenue Notes, Series 2016
3.000% due 05/01/2023	1,250	1,313

		3,127

NEVADA 1.5%

Clark County, Nevada General Obligation Bonds, Series 2018
5.000% due 06/01/2034	2,225	2,766

NEW YORK 2.8%

Metropolitan Transportation Authority, New York Revenue Bonds, Series 2012
5.000% due 11/15/2030	215	232

New York City Water & Sewer System, New York Revenue Bonds, Series 2014
5.000% due 06/15/2035	1,600	1,826

New York City, New York Transitional Finance Authority Building Aid Revenue Bonds, Series 2018
5.000% due 07/15/2033	1,000	1,250

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

New York State Dormitory Authority Revenue Notes, Series 2021
5.000% due 03/15/2029	$1,450	$1,873

		5,181

OHIO 2.4%

Hamilton County, Ohio Sales Tax Revenue Bonds, Series 2011
5.000% due 12/01/2030	1,100	1,130

Piqua City School District, Ohio Certificates of Participation Bonds, (BAM insured), Series 2019
4.000% due 03/01/2035	1,225	1,400

Trotwood-Madison City School District, Ohio Certificates of Participation Notes, (BAM Insured), Series 2015
4.000% due 12/01/2023	200	218
4.000% due 12/01/2024	200	224

Trotwood-Madison City School District, Ohio Certificates of Participation Notes, (BAM Insured),Series 2015
4.000% due 12/01/2025	215	247

Warren City School District, Ohio General Obligation Bonds, Series 2020
4.000% due 12/01/2030	1,000	1,137

		4,356

PENNSYLVANIA 11.2%

Cameron County, Pennsylvania School District General Obligation Notes, (BAM Insured), Series 2016
2.000% due 09/01/2022	1,025	1,031

Commonwealth Financing Authority, Pennsylvania Revenue Bonds, Series 2020
5.000% due 06/01/2031	2,500	3,223

Commonwealth Financing Authority, Pennsylvania Revenue Notes, (AGM Insured), Series 2015
5.000% due 06/01/2025	1,500	1,772

Commonwealth Financing Authority, Pennsylvania Revenue Notes, Series 2018
5.000% due 06/01/2028	1,095	1,382

Commonwealth of Pennsylvania General Obligation Bonds, Series 2015
5.000% due 03/15/2027	1,825	2,146
5.000% due 08/15/2031	2,000	2,363

Commonwealth of Pennsylvania General Obligation Bonds, Series 2017
4.000% due 01/01/2029	1,220	1,421

Hospitals & Higher Education Facilities Authority of Philadelphia, Pennsylvania Revenue Bonds, Series 2011
5.000% due 07/01/2032	525	531

38	MUNICIPAL VALUE FUNDS	See Accompanying Notes

March 31, 2021

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Mid Valley School District, Pennsylvania General Obligation Notes, (BAM Insured), Series 2020
4.000% due 03/15/2025	$1,315	$1,480

Northern York County, Pennsylvania School District General Obligation Bonds, Series 2017
5.000% due 11/15/2029	1,320	1,387

Pennsylvania Turnpike Commission Revenue Bonds, Series 2016
5.000% due 12/01/2032	2,585	3,121

Pennsylvania Turnpike Commission Revenue Notes, Series 2015
5.000% due 12/01/2025	200	241

Wyalusing Area School District, Pennsylvania General Obligation Notes, (BAM Insured), Series 2016
2.000% due 04/01/2021	430	430

		20,528

RHODE ISLAND 0.6%

Rhode Island Health & Educational Building Corp. Revenue Bonds, Series 2016
5.000% due 09/15/2030	900	1,074

SOUTH CAROLINA 0.7%

South Carolina Ports Authority Revenue Bonds, Series 2018
5.000% due 07/01/2034	1,025	1,263

SOUTH DAKOTA 0.7%

South Dakota Board of Regents Revenue Bonds, Series 2017
5.000% due 04/01/2032	1,010	1,231

TEXAS 12.0%

Brazoria-Fort Bend County, Texas Municipal Utility District No 1 General Obligation Notes, (BAM Insured), Series 2016
3.000% due 09/01/2023	845	890

Dallas Fort Worth International Airport, Texas Revenue Bonds, Series 2014
5.250% due 11/01/2027	500	560

Denton County, Texas Fresh Water Supply District No 10 General Obligation Notes, (BAM Insured), Series 2017
3.000% due 09/01/2024	1,245	1,337

Denton, Texas General Obligation Notes, Series 2020
5.000% due 02/15/2029	1,100	1,429

Harris County, Texas Municipal Utility District No 290 General Obligation Notes, (BAM Insured), Series 2016
2.000% due 09/01/2021	750	755

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Harris County, Texas Municipal Utility District No 383 General Obligation Notes, (BAM Insured), Series 2015
2.000% due 09/01/2021	$235	$237
3.000% due 09/01/2024	235	249
3.000% due 09/01/2025	235	247

Harris Montgomery Counties Municipal Utility District No 386, Texas General Obligation Notes, (BAM Insured), Series 2017
3.000% due 09/01/2026	870	940
3.000% due 09/01/2027	860	925

Houston, Texas General Obligation Bonds, Series 2012
5.000% due 03/01/2024	300	313

Houston, Texas General Obligation Bonds, Series 2019
5.000% due 03/01/2033	2,715	3,462

Jacksonville Independent School District, Texas General Obligation Notes, (PSF Insured), Series 2020
5.000% due 02/15/2023	1,025	1,115

Lower Colorado River Authority, Texas Revenue Bonds, Series 2012
5.000% due 05/15/2027	900	947

Pearland, Texas General Obligation Notes, Series 2020
5.000% due 03/01/2027	1,660	2,063

Reagan County, Texas Independent School District General Obligation Bonds, (PSF Insured), Series 2012
3.000% due 02/15/2023	330	331

Schertz-Cibolo-Universal City Independent School District, Texas General Obligation Bonds, (PSF Insured), Series 2014
5.000% due 02/01/2033	2,370	2,564

Tarrant County, Texas Cultural Education Facilities Finance Corp. Revenue Bonds, Series 2013
5.000% due 08/15/2033	2,750	3,059

Travis County Water Control & Improvement District No 17, Texas General Obligation Notes, (BAM Insured), Series 2016
3.000% due 11/01/2025	590	625

		22,048

VERMONT 0.1%

Vermont Housing Finance Agency Revenue Notes, Series 2016
1.950% due 05/01/2023	145	149

WASHINGTON 0.8%

Chelan County, Washington Public Utility District No 1 Revenue Bonds, Series 2011
5.500% due 07/01/2024	1,000	1,013

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2021	39

Schedule of Investments PIMCO National Municipal Intermediate Value Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Grant County, Washington Public Utility District No 2 Revenue Notes, Series 2015
5.000% due 01/01/2026	$395	$474

		1,487

WEST VIRGINIA 0.3%

West Virginia Economic Development Authority Revenue Bonds, Series 2012
5.000% due 06/01/2026	560	590

WISCONSIN 1.8%

Clinton Community School District, Wisconsin General Obligation Notes, Series 2021
4.000% due 03/01/2029	1,210	1,465

Wisconsin Health & Educational Facilities Authority Revenue Notes, Series 2017
5.000% due 04/01/2027	1,500	1,861

		3,326

Total Municipal Bonds & Notes (Cost $163,512)		170,427

	SHARES	MARKET VALUE (000S)
SHORT-TERM INSTRUMENTS 4.7%

MUTUAL FUNDS 4.7%

Fidelity Investments Money Market Government Portfolio, Class I
0.090% (c)	8,634,902	$8,635

Total Short-Term Instruments (Cost $8,635)		8,635

Total Investments in Securities (Cost $172,147)		179,062

Total Investments 97.5% (Cost $172,147)		$179,062

Other Assets and Liabilities, net 2.5%		4,538

Net Assets 100.0%		$183,600

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Zero coupon security.
(b)	Security becomes interest bearing at a future date.
(c)	Coupon represents a 7-Day Yield.

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2021 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2021
Investments in Securities, at Value
Municipal Bonds & Notes
Alabama	$0	$6,565	$0	$6,565
Arkansas	0	1,562	0	1,562
California	0	11,664	0	11,664
Connecticut	0	14,220	0	14,220
Florida	0	5,951	0	5,951
Illinois	0	20,614	0	20,614
Iowa	0	2,767	0	2,767
Kentucky	0	11,508	0	11,508
Louisiana	0	15,782	0	15,782
Michigan	0	9,728	0	9,728
Minnesota	0	2,940	0	2,940
Missouri	0	3,127	0	3,127
Nevada	0	2,766	0	2,766

40	MUNICIPAL VALUE FUNDS	See Accompanying Notes

March 31, 2021

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2021
New York	$0	$5,181	$0	$5,181
Ohio	0	4,356	0	4,356
Pennsylvania	0	20,528	0	20,528
Rhode Island	0	1,074	0	1,074
South Carolina	0	1,263	0	1,263
South Dakota	0	1,231	0	1,231
Texas	0	22,048	0	22,048
Vermont	0	149	0	149
Washington	0	1,487	0	1,487
West Virginia	0	590	0	590
Wisconsin	0	3,326	0	3,326
Short-Term Instruments
Mutual Funds	8,635	0	0	8,635

Total Investments	$8,635	$170,427	$0	$179,062

There were no significant transfers into or out of Level 3 during the period ended March 31, 2021.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2021	41

Schedule of Investments PIMCO National Municipal Opportunistic Value Fund

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 98.8%

MUNICIPAL BONDS & NOTES 90.4%

ALABAMA 0.4%

Water Works Board of the City of Birmingham, Alabama Revenue Bonds, Series 2013
5.000% due 01/01/2043	$1,000	$1,085

CALIFORNIA 4.3%

California Health Facilities Financing Authority Revenue Bonds, (NPFGC/CM Insured), Series 2005
5.000% due 04/01/2025	40	40

California State General Obligation Bonds, (AMBAC Insured), Series 1997
5.125% due 10/01/2027	130	131

California State Public Works Board Revenue Bonds, Series 2012
5.000% due 11/01/2037	2,875	3,084

California State Public Works Board Revenue Bonds, Series 2014
5.000% due 09/01/2039	2,185	2,489

Dublin Unified School District, California General Obligation Bonds, Series 2009
0.000% due 08/01/2039 (a)	4,485	1,407

Fairfield, California Certificates of Participation Bonds, (AGC Insured), Series 2007
0.000% due 04/01/2030 (a)	1,000	858

Golden State, California Tobacco Securitization Corp. Revenue Bonds, Series 2013
5.000% due 06/01/2029	1,450	1,585

Modesto Irrigation District, California Revenue Bonds, (NPFGC Insured), Series 2007
0.708% (US0003M + 0.580%) due 09/01/2027 ~	1,000	988

		10,582

COLORADO 2.6%

University of Colorado Hospital Authority Revenue Bonds, Series 2012
5.000% due 11/15/2042	5,850	6,240

CONNECTICUT 10.6%

Connecticut Special Tax State Revenue Bonds, Series 2014
5.000% due 09/01/2032	4,700	5,358
5.000% due 09/01/2034	2,425	2,756

Connecticut Special Tax State Revenue Bonds, Series 2015
5.000% due 08/01/2032	1,000	1,169

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Connecticut Special Tax State Revenue Bonds, Series 2018
5.000% due 01/01/2036	$1,000	$1,218
5.000% due 10/01/2037	5,710	7,049
5.000% due 01/01/2038	2,340	2,835
5.000% due 10/01/2038	4,370	5,381

		25,766

DISTRICT OF COLUMBIA 1.7%

Metropolitan Washington Airports Authority, District of Columbia Revenue Bonds, Series 2017
5.000% due 10/01/2042	3,475	4,120

FLORIDA 3.4%

Miami-Dade County, Florida Aviation Revenue Bonds, Series 2015
5.000% due 10/01/2038	5,525	6,417

Miami-Dade County, Florida Transit System Revenue Bonds, Series 2012
5.000% due 07/01/2042	1,875	1,989

		8,406

HAWAII 1.8%

Hawaii Housing Finance & Development Corp. Revenue Bonds, Series 2011
4.950% due 04/01/2029	4,425	4,440

ILLINOIS 18.4%

Chicago O’Hare International Airport, Illinois Revenue Bonds, Series 2015
5.000% due 01/01/2032	2,465	2,843
5.000% due 01/01/2046	1,340	1,515

Chicago O’Hare International Airport, Illinois Revenue Bonds, Series 2016
5.000% due 01/01/2033	1,000	1,174
5.000% due 01/01/2036	2,925	3,417
5.000% due 01/01/2041	5,665	6,573

Chicago Park District, Illinois General Obligation Bonds, Series 2011
5.000% due 01/01/2029	920	944

Chicago Park District, Illinois General Obligation Bonds, Series 2013
5.500% due 01/01/2033	525	577
5.750% due 01/01/2038	3,000	3,297

Chicago Park District, Illinois General Obligation Bonds, Series 2015
5.000% due 01/01/2040	1,975	2,127

Illinois Finance Authority Revenue Bonds, Series 2016
5.000% due 02/15/2045	3,500	4,045

42	MUNICIPAL VALUE FUNDS	See Accompanying Notes

March 31, 2021

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Illinois State Toll Highway Authority Revenue Bonds, Series 2015
5.000% due 01/01/2040	$3,230	$3,774

Illinois State Toll Highway Authority Revenue Bonds, Series 2016
5.000% due 01/01/2041	2,200	2,623

University of Illinois Revenue Bonds, Series 2011
5.125% due 04/01/2036	1,030	1,033

University of Illinois Revenue Bonds, Series 2013
5.000% due 04/01/2026	3,310	3,597

University of Illinois Revenue Bonds, Series 2014
5.000% due 04/01/2039	900	1,003
5.000% due 04/01/2044	3,900	4,347

Will County, Illinois General Obligation Bonds, Series 2016
5.000% due 11/15/2033	1,000	1,206

Will Grundy Etc Counties Community College District No 525, Illinois General Obligation Bonds, Series 2013
5.250% due 06/01/2036	825	931

		45,026

INDIANA 0.9%

Indiana Finance Authority Revenue Bonds, Series 2008
5.000% due 11/01/2021	2,150	2,157

LOUISIANA 2.6%

Louisiana Gasoline & Fuels Tax State Revenue Bonds, Series 2013
5.000% due 05/01/2043	3,700	4,070

New Orleans Aviation Board, Louisiana Revenue Bonds, (AGM Insured), Series 2015
5.000% due 01/01/2032	1,000	1,142

New Orleans Aviation Board, Louisiana Revenue Bonds, Series 2015
5.000% due 01/01/2040	1,000	1,129

		6,341

MARYLAND 0.3%

Montgomery County, Maryland Housing Opportunities Commission Revenue Bonds, Series 2005
5.000% due 07/01/2031	625	630

MASSACHUSETTS 1.3%

Commonwealth of Massachusetts General Obligation Bonds, Series 2015
5.000% due 07/01/2045	2,825	3,270

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
MICHIGAN 0.8%

Michigan State Building Authority Revenue Bonds, Series 2011
5.200% due 10/15/2031	$550	$565
5.375% due 10/15/2041	1,300	1,336

		1,901

NEVADA 3.0%

Las Vegas Valley Water District, Nevada General Obligation Bonds, Series 2012
5.000% due 06/01/2042	6,900	7,247

NEW YORK 8.4%

New York City Transitional Finance Authority Future Tax Secured, New York Revenue Bonds, Series 2012
5.000% due 02/01/2042	1,190	1,234

New York City Transitional Finance Authority Future Tax Secured, New York Revenue Bonds, Series 2013
5.000% due 05/01/2034	5,035	5,512

New York City, General Obligation Bonds, Series 2016
5.000% due 08/01/2038	2,800	3,342

New York City, New York Transitional Finance Authority Building Aid Revenue Bonds, Series 2011
5.250% due 07/15/2037	2,650	2,685

New York State Dormitory Authority Revenue Bonds, Series 2011
5.000% due 10/01/2041	1,000	1,003

New York State Dormitory Authority Revenue Bonds, Series 2012
5.000% due 02/15/2040	2,000	2,075

Port Authority of New York & New Jersey Revenue Bonds, Series 2014
5.000% due 10/15/2044	4,250	4,778

		20,629

NORTH CAROLINA 2.0%

Charlotte-Mecklenburg Hospital Authority, North Carolina Revenue Bonds, Series 2013
5.000% due 01/15/2039	4,450	4,768

OHIO 7.7%

American Municipal Power, Inc., Ohio Revenue Bonds, Series 2012
5.000% due 02/15/2037	2,950	3,056

Brecksville-Broadview Heights City School District, Ohio General Obligation Bonds, Series 2018
5.000% due 12/01/2045	1,000	1,128

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2021	43

Schedule of Investments PIMCO National Municipal Opportunistic Value Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Brunswick City School District, Ohio General Obligation Bonds, Series 2018
5.250% due 12/01/2048	$3,000	$3,328

Franklin County, Ohio Revenue Bonds, Series 2012
5.000% due 11/01/2042	1,000	1,047

Kent State University, Ohio Revenue Bonds, Series 2012
5.000% due 05/01/2042	3,725	3,921

Ohio State General Obligation Bonds, Series 2013
4.500% due 06/15/2033	2,850	2,874

Ohio University Revenue Bonds, Series 2013
5.000% due 12/01/2043	3,290	3,556

		18,910

PENNSYLVANIA 11.1%

Altoona Area School District, Pennsylvania General Obligation Bonds, (AGM Insured), Series 2018
5.000% due 12/01/2039	2,375	2,801

Commonwealth of Pennsylvania Certificates of Participation Bonds, Series 2018
5.000% due 07/01/2043	3,200	3,806

Pennsylvania Turnpike Commission Revenue Bonds, Series 2013
5.000% due 12/01/2043	645	711

Pennsylvania Turnpike Commission Revenue Bonds, Series 2014
5.000% due 12/01/2039	1,000	1,147
5.000% due 12/01/2044	6,465	7,372

Pennsylvania Turnpike Commission Revenue Bonds, Series 2015
5.000% due 12/01/2040	1,000	1,178
5.000% due 12/01/2045	3,750	4,383

Pennsylvania Turnpike Commission Revenue Bonds, Series 2016
5.000% due 12/01/2041	2,600	3,094

Pennsylvania Turnpike Commission Revenue Bonds, Series 2017
5.000% due 12/01/2042	2,050	2,488

		26,980

TEXAS 4.3%

Boerne School District, Texas General Obligation Bonds, (PSF Insured), Series 2013
5.000% due 02/01/2043	2,615	2,721

Brownsville, Texas General Obligation Bonds, Series 2018
5.000% due 02/15/2043	1,000	1,149

Dallas/Fort Worth International Airport, Texas Revenue Bonds, Series 2012
5.000% due 11/01/2037	2,200	2,260

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Lower Colorado River Authority, Texas Revenue Bonds, Series 2011
5.000% due 05/15/2027	$3,000	$3,016

Lower Colorado River Authority, Texas Revenue Bonds, Series 2012
5.000% due 05/15/2037	1,400	1,465

		10,611

UTAH 0.6%

Utah County, Utah Revenue Bonds, Series 2012
5.000% due 05/15/2043	1,375	1,383

VIRGINIA 1.1%

Fairfax County, Virginia Redevelopment & Housing Authority Revenue Bonds, (FHA Insured), Series 2007
4.750% due 04/01/2038	2,775	2,788

WASHINGTON 3.1%

Central Puget Sound Regional Transit Authority, Washington Revenue Bonds, (NPFGC Insured), Series 1998
4.750% due 02/01/2028	1,715	1,888

Port of Seattle, Washington Revenue Bonds, Series 2010
5.000% due 06/01/2040	1,000	1,001

Port of Seattle, Washington Revenue Bonds, Series 2017
5.000% due 05/01/2042	4,000	4,639

		7,528

Total Municipal Bonds & Notes (Cost $206,720)		220,808

	SHARES
SHORT-TERM INSTRUMENTS 8.4%

MUTUAL FUNDS 1.9%

Fidelity Investments Money Market Government Portfolio, Class I
0.090% (b)	4,717,863	4,718

44	MUNICIPAL VALUE FUNDS	See Accompanying Notes

March 31, 2021

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
MUNICIPAL BONDS & NOTES 6.5%

Texas State Revenue Notes, Series 2021
4.000% due 08/26/2021	$15,590	$15,836

Total Municipal Bonds & Notes (Cost $15,826)		15,836

Total Short-Term Instruments (Cost $20,544)		20,554

Total Investments in Securities (Cost $227,264)		241,362

Total Investments 98.8% (Cost $227,264)		$241,362

Other Assets and Liabilities, net 1.2%		2,837

Net Assets 100.0%		$244,199

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

(a)	Zero coupon security.
(b)	Coupon represents a 7-Day Yield.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2021 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2021
Investments in Securities, at Value
Municipal Bonds & Notes
Alabama	$0	$1,085	$0	$1,085
California	0	10,582	0	10,582
Colorado	0	6,240	0	6,240
Connecticut	0	25,766	0	25,766
District of Columbia	0	4,120	0	4,120
Florida	0	8,406	0	8,406
Hawaii	0	4,440	0	4,440
Illinois	0	45,026	0	45,026
Indiana	0	2,157	0	2,157
Louisiana	0	6,341	0	6,341
Maryland	0	630	0	630
Massachusetts	0	3,270	0	3,270
Michigan	0	1,901	0	1,901

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2021	45

Schedule of Investments PIMCO National Municipal Opportunistic Value Fund (Cont.)

March 31, 2021

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2021
Nevada	$0	$7,247	$0	$7,247
New York	0	20,629	0	20,629
North Carolina	0	4,768	0	4,768
Ohio	0	18,910	0	18,910
Pennsylvania	0	26,980	0	26,980
Texas	0	10,611	0	10,611
Utah	0	1,383	0	1,383
Virginia	0	2,788	0	2,788
Washington	0	7,528	0	7,528
Short-Term Instruments
Mutual Funds	4,718	0	0	4,718
Municipal Bonds & Notes	0	15,836	0	15,836

Total Investments	$4,718	$236,644	$0	$241,362

There were no significant transfers into or out of Level 3 during the period ended March 31, 2021.

46	MUNICIPAL VALUE FUNDS	See Accompanying Notes

Notes to Financial Statements

March 31, 2021

1. ORGANIZATION

PIMCO Funds (the “Trust”) is a Massachusetts business trust established under a Declaration of Trust dated February 19, 1987, as amended and restated November 4, 2014. The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. Information presented in these financial statements pertains to the Institutional Class shares of the funds (each a “Fund” and collectively, the “Funds”) indicated on the cover of this report. Pacific Investment Management Company LLC (“PIMCO”) serves as the investment adviser (the “Adviser”) for the Funds. Gurtin Fixed Income Management, LLC doing business as Gurtin Municipal Bond Management (“Gurtin”) serves as the sub-adviser for the Funds.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). Each Fund is treated as an investment company under the reporting requirements of U.S. GAAP. The functional and reporting currency for the Funds is the U.S. dollar. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled beyond a standard settlement period for the security after the trade date. Realized gains (losses) from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as a Fund is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date, with the exception of securities with a forward starting effective date, where interest income is recorded on the accrual basis from effective date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation (depreciation) on investments on the Statements of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain (loss) on investments on the Statements of Operations. Paydown gains (losses) on mortgage-related and other asset-backed securities, if any, are recorded as components of interest income on the Statements of Operations. Income or short-term capital gain distributions received from registered investment companies, if any, are recorded as dividend income. Long-term capital gain distributions received from registered investment companies, if any, are recorded as realized gains.

ANNUAL REPORT	MARCH 31, 2021	47

Notes to Financial Statements (Cont.)

(b) Distributions to Shareholders  The following table shows the anticipated frequency of distributions from net investment income, if any, for each Fund.

Distribution Frequency

Fund Name	Declared	Distributed

PIMCO California Municipal Intermediate Value Fund	Daily	Monthly

PIMCO California Municipal Opportunistic Value Fund	Daily	Monthly

PIMCO National Municipal Intermediate Value Fund	Daily	Monthly

PIMCO National Municipal Opportunistic Value Fund	Daily	Monthly

Net realized capital gains earned by each Fund, if any, will be distributed no less frequently than once each year.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. As a result, income distributions and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on each Fund’s annual financial statements presented under U.S. GAAP.

Separately, if a Fund determines that a portion of a distribution may be comprised of amounts from capital gains, paid in capital, or other capital sources in accordance with its policies, accounting records, and accounting practices, the Fund will notify shareholders of the estimated composition of such distribution through a Section 19 Notice. For these purposes, a Fund determines the source or sources from which a distribution is paid, to the close of the period as of which it is paid, in reference to its internal accounting records and related accounting practices. If, based on such accounting records and practices, it is determined that a particular distribution does not include capital gains or paid-in surplus or other capital sources, a Section 19 Notice generally would not be issued. It is important to note that differences exist between a Fund’s daily internal accounting records and practices, a Fund’s financial statements presented in accordance with U.S. GAAP, and recordkeeping practices under income tax regulations. For instance, a Fund’s internal accounting records and practices may take into account, among other factors, tax-related characteristics of certain sources of distributions that differ from treatment under U.S. GAAP. Examples of such differences may include, among others, the treatment of periodic payments under interest rate swap contracts. Accordingly, among other consequences, it is possible that a Fund may not issue a Section 19 Notice in situations where the Fund’s financial statements prepared later and in accordance with U.S. GAAP and/or the final tax character of those distributions might later report that the sources of those distributions included capital gains and/or a return of capital. Please visit www.pimco.com for the most recent Section 19 Notice, if applicable, for additional information regarding the estimated composition of distributions. Final determination of a distribution’s tax character will be provided to shareholders when such information is available.

Distributions classified as a tax basis return of capital at a Fund’s fiscal year end, if any, are reflected on the Statements of Changes in Net Assets and have been recorded to paid in capital on the Statements of Assets and Liabilities. In addition, other amounts have been reclassified between

48	MUNICIPAL VALUE FUNDS

March 31, 2021

distributable earnings (accumulated loss) and paid in capital on the Statements of Assets and Liabilities to more appropriately conform U.S. GAAP to tax characterizations of distributions.

(c) New Accounting Pronouncements and Regulatory Updates  In March 2020, the Financial Accounting Standards Board issued an Accounting Standards Update (“ASU”), ASU 2020-04, which provides optional guidance to ease the potential accounting burden associated with transitioning away from the London Interbank Offered Rate and other reference rates that are expected to be discontinued. The ASU is effective immediately upon release of the update on March 12, 2020 through December 31, 2022. At this time, management is evaluating implications of these changes on the financial statements.

In October 2020, the U.S. Securities and Exchange Commission (“SEC”) adopted a rule related to the use of derivatives, short sales, reverse repurchase agreements and certain other transactions by registered investment companies that rescinds and withdraws the guidance of the SEC and its staff regarding asset segregation and cover transactions. Subject to certain exceptions, the rule requires funds to trade derivatives and other transactions that create future payment or delivery obligations (except reverse repurchase agreements and similar financing transactions) subject to a value-at-risk leverage limit, certain derivatives risk management program and reporting requirements. The rule went into effect on February 19, 2021 and funds will have an eighteen-month transition period to comply with the rule and related reporting requirements. At this time, management is evaluating the implications of these changes on the financial statements.

In October 2020, the SEC adopted a rule regarding the ability of a fund to invest in other funds. The rule allows a fund to acquire shares of another fund in excess of certain limitations currently imposed by the Act without obtaining individual exemptive relief from the SEC, subject to certain conditions. The rule also included the rescission of certain exemptive relief from the SEC and guidance from the SEC staff for funds to invest in other funds. The rule went into effect on January 19, 2021 and funds will have a one-year transition period to comply with the rule and related reporting requirements. At this time, management is evaluating the implications of these changes on the financial statements.

In December 2020, the SEC adopted a rule addressing fair valuation of fund investments. The new rule sets forth requirements for good faith determinations of fair value as well as for the performance of fair value determinations, including related oversight and reporting obligations. The new rule also defines “readily available market quotations” for purposes of the definition of “value” under the Act, and the SEC noted that this definition would apply in all contexts under the Act. The effective date for the rule was March 8, 2021. The SEC adopted an eighteen-month transition period beginning from the effective date for both the new rule and the associated new recordkeeping requirements. At this time, management is evaluating the implications of these changes on the financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The price of a Fund’s shares is based on the Fund’s net asset value (“NAV”). The NAV of a Fund, or each of its share classes, as applicable, is determined by dividing the total value of portfolio investments and other assets, less any liabilities attributable to that Fund or class, by the total number of shares outstanding of that Fund or class.

ANNUAL REPORT	MARCH 31, 2021	49

Notes to Financial Statements (Cont.)

On each day that the New York Stock Exchange (“NYSE”) is open, Fund shares are ordinarily valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (“NYSE Close”). Information that becomes known to the Funds or their agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. If regular trading on the NYSE closes earlier than scheduled, each Fund reserves the right to either (i) calculate its NAV as of the earlier closing time or (ii) calculate its NAV as of the normally scheduled close of regular trading on the NYSE for that day. Each Fund generally does not calculate its NAV on days during which the NYSE is closed. However, if the NYSE is closed on a day it would normally be open for business, each Fund reserves the right to calculate its NAV as of the normally scheduled close of regular trading on the NYSE for that day or such other time that the Fund may determine.

For purposes of calculating NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from established market makers or prices (including evaluated prices) supplied by the Funds’ approved pricing services, quotation reporting systems and other third-party sources (together, “Pricing Services”). The Funds will normally use pricing data for domestic equity securities received shortly after the NYSE Close and do not normally take into account trading, clearances or settlements that take place after the NYSE Close. If market value pricing is used, a foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by the Adviser to be the primary exchange. A foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange. Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from Pricing Services may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Swap agreements are valued on the basis of bid quotes obtained from brokers and dealers or market-based prices supplied by Pricing Services. A Fund’s investments in open-end management investment companies, other than exchange-traded funds (“ETFs”), are valued at the NAVs of such investments. Open-end management investment companies may include affiliated funds.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value based on procedures established and approved by the Board of Trustees of the Trust (the “Board”). Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, a Fund may determine the fair value of investments based on information provided by Pricing Services and other third-party vendors, which may recommend fair value or adjustments with reference to other securities, indices or assets. In considering whether fair valuation is required and in determining fair values, a Fund

50	MUNICIPAL VALUE FUNDS

March 31, 2021

may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the NYSE Close. A Fund may utilize modeling tools provided by third-party vendors to determine fair values of foreign (non-U.S.) securities. For these purposes, any movement in the applicable reference index or instrument (“zero trigger”) between the earlier close of the applicable foreign market and the NYSE Close may be deemed to be a significant event, prompting the application of the pricing model (effectively resulting in daily fair valuations). Foreign exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Trust is not open for business, which may result in a Fund’s portfolio investments being affected when shareholders are unable to buy or sell shares.

Senior secured floating rate loans for which an active secondary market exists to a reliable degree are valued at the mean of the last available bid/ask prices in the market for such loans, as provided by a Pricing Service. Senior secured floating rate loans for which an active secondary market does not exist to a reliable degree are valued at fair value, which is intended to approximate market value. In valuing a senior secured floating rate loan at fair value, the factors considered may include, but are not limited to, the following: (a) the creditworthiness of the borrower and any intermediate participants, (b) the terms of the loan, (c) recent prices in the market for similar loans, if any, and (d) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Services. As a result, the value of such investments and, in turn, the NAV of a Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Trust is not open for business. As a result, to the extent that a Fund holds foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Fund’s next calculated NAV.

Investments for which market quotes or market based valuations are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction. The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to the Adviser the responsibility for applying the fair valuation methods. In the event that market quotes or market based valuations are not readily available, and the security or asset cannot be valued pursuant to a Board approved valuation method, the value of the security or asset will be determined in good faith by the Board. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, indicative market quotations (“Broker Quotes”), Pricing Services’ prices), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of a Fund’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated, to the

ANNUAL REPORT	MARCH 31, 2021	51

Notes to Financial Statements (Cont.)

Adviser, the responsibility for monitoring significant events that may materially affect the values of a Fund’s securities or assets and for determining whether the value of the applicable securities or assets should be reevaluated in light of such significant events.

When a Fund uses fair valuation to determine the value of a portfolio security or other asset for purposes of calculating its NAV, such investments will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board or persons acting at their direction believe reflects fair value. Fair valuation may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of a Fund’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Board or persons acting at their direction would accurately reflect the price that a Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by a Fund may differ from the value that would be realized if the securities were sold. The Funds’ use of fair valuation may also help to deter “stale price arbitrage” as discussed under the “Abusive Trading Practices” section in each Fund’s prospectus.

(b) Fair Value Hierarchy  U.S. GAAP describes fair value as the price that a Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

∎	Level 1 — Quoted prices in active markets or exchanges for identical assets and liabilities.

∎

Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

∎

Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

In accordance with the requirements of U.S. GAAP, the amounts of transfers into and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for each respective Fund.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers into and out of the Level 3 category during the period. The end of period value is used for the transfers between Levels of a Fund’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In

52	MUNICIPAL VALUE FUNDS

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accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for each respective Fund.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1 and Level 2 trading assets and trading liabilities, at fair value  The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The Pricing Services’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment companies (other than ETFs) will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted.

Level 3 trading assets and trading liabilities, at fair value  When a fair valuation method is applied by the Adviser that uses significant unobservable inputs, investments will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy.

Short-term debt instruments (such as commercial paper) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost value of such short-term debt instruments is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. These securities are categorized as Level 2 or Level 3 of the fair value hierarchy depending on the source of the base price.

4. SECURITIES AND OTHER INVESTMENTS

Investments in Securities

The Funds may utilize the investments and strategies described below to the extent permitted by each Fund’s respective investment policies.

Securities Issued by U.S. Government Agencies or Government-Sponsored Enterprises  are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or

ANNUAL REPORT	MARCH 31, 2021	53

Notes to Financial Statements (Cont.)

instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association, are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities which do not distribute interest on a current basis and tend to be subject to a greater risk than interest-paying securities of similar maturities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Funds may enter into the borrowings and other financing transactions described below to the extent permitted by each Fund’s respective investment policies.

The following disclosures contain information on a Fund’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by a Fund. The location of these instruments in each Fund’s financial statements is described below.

Interfund Lending  In accordance with an exemptive order (the “Order”) from the SEC, the Funds of the Trust may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by each Fund’s investment policies and restrictions. The Funds are currently permitted to borrow under the Interfund Lending Program. A lending fund may lend in aggregate up to 15% of its current net assets at the time of the interfund loan, but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing fund may not borrow through the Interfund Lending Program or from any other source if its total outstanding borrowings immediately after the borrowing would be more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interfund loan rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

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On March 23, 2020, the SEC issued an exemptive order (the “Temporary Order”) to provide temporary relief to the Funds of the Trust in relation to the Interfund Lending Program, and the Board has authorized the Funds to rely on the Temporary Order. With respect to interfund lending, the Temporary Order permitted, under certain conditions, a lending fund to lend in aggregate up to 25% of its current net assets at the time of the interfund loan and to make interfund loans with term limits of up to the expiration of the Temporary Order, notwithstanding the current limit of seven business days under the Order. The SEC provided notice in April 2021 that the Temporary Order would be terminated on April 30, 2021.

During the period ended March 31, 2021, the Funds did not participate in the Interfund Lending Program.

6. PRINCIPAL AND OTHER RISKS

(a) Principal Risks

The principal risks of investing in a Fund, which could adversely affect its net asset value, yield and total return, are listed below.

Risks	PIMCO California Municipal Intermediate Value Fund	PIMCO California Municipal Opportunistic Value Fund	PIMCO National Municipal Intermediate Value Fund	PIMCO National Municipal Opportunistic Value Fund

Small Fund	X	—	—	—

Interest Rate	X	X	X	X

Call	X	X	X	X

Credit	X	X	X	X

Market	X	X	X	X

Issuer	X	X	X	X

Liquidity	X	X	X	X

Income	X	X	X	X

Extension	X	X	X	X

Prepayment	X	X	X	X

When-issued Securities	X	X	X	X

Issuer Non-Diversification	X	X	X	X

Management	X	X	X	X

Municipal Instruments	X	X	X	X

California and Single State Municipal Securities	X	X	—	—

Single State Municipal Securities	—	—	X	X

Municipal Project-Specific	X	X	X	X

Floating Rate Securities	X	X	X	X

Tax-Exempt Status	X	X	X	X

Taxation	X	X	X	X

U.S. Treasury and Agency Securities	X	X	X	X

General Obligation Bond	X	X	X	X

Lease Revenue Bond	X	X	X	X

Revenue Bond	X	X	X	X

Zero Coupon Bond	X	X	X	X

ANNUAL REPORT	MARCH 31, 2021	55

Notes to Financial Statements (Cont.)

Please see “Description of Principal Risks” in a Fund’s prospectus for a more detailed description of the risks of investing in a Fund.

Small Fund Risk is the risk that a smaller fund may not achieve investment or trading efficiencies. Additionally, a smaller fund may be more adversely affected by large purchases or redemptions of fund shares.

Interest Rate Risk is the risk that fixed income securities will decline in value because of an increase in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration.

Call Risk is the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer’s credit quality). If an issuer calls a security that a Fund has invested in, the Fund may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features.

Credit Risk is the risk that a Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to meet its financial obligations.

Market Risk is the risk that the value of securities owned by a Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries.

Issuer Risk is the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

Liquidity Risk is the risk that a particular investment may be difficult to purchase or sell and that a Fund may be unable to sell illiquid investments at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income funds may be higher than normal, causing increased supply in the market due to selling activity.

Income Risk is the risk that when interest rates fall, a Fund’s income may decline. This decline can occur because a Fund may invest in lower-yielding bonds as bonds in its portfolio mature.

Extension Risk is the risk that, in periods of rising interest rates, issuers of mortgage-related and other asset-backed securities may pay principal later than expected, which may reduce the value of a Fund’s investment in such securities and may prevent the Fund from receiving higher interest rates on proceeds reinvested.

Prepayment Risk is the risk that, in periods of declining interest rates, issuers of mortgage-related and other asset-backed securities may pay principal more quickly than expected, which results in a

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Fund foregoing future interest income on the portion of the principal repaid early and may result in the Fund being forced to reinvest investment proceeds at lower interest rates.

When-Issued Securities Risk is the risks related to municipal securities issued on a when-issued basis, where payment and delivery take place at a future date beyond the normal settlement date. Because the market price of the security may fluctuate during the time before payment and delivery, a Fund assumes the risk that the value of the security at delivery may be more or less than the purchase price. In addition, interest is not generally paid on when-issued securities until settlement.

Issuer Non-Diversification Risk is the risk of focusing investments in a small number of issuers, including being more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio might be. Funds that are “non-diversified” may invest a greater percentage of their assets in the securities of a single issuer (such as bonds issued by a particular state) than funds that are “diversified.”

Management Risk is the risk that the investment techniques and risk analyses applied by Gurtin will not produce the desired results and that actual or potential conflicts of interest, legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to Gurtin and the individual portfolio manager in connection with managing a Fund and may cause Gurtin to restrict or prohibit participation in certain investments. There is no guarantee that the investment objective of a Fund will be achieved.

Municipal Instruments Risk is the risk that a Fund may be affected significantly by the economic, regulatory or political developments affecting the ability of issuers of municipal instruments to pay interest or repay principal.

California and Single State Municipal Securities Risk is the risk that because a Fund invests primarily in California Municipal Bonds but may invest more than 25% of its net assets in municipal instruments the principal and interest payments of which are paid by obligors located in a single state, other than California, it is more exposed to the impact of legislative, tax, and political changes within those states than a fund that invests more widely.

Single State Municipal Securities Risk is the risk that because a Fund may invest a significant portion of its assets in municipal securities of a particular state, it may be more exposed to the impact of legislative, tax, and political changes within that state than a fund that invests more widely.

Municipal Project-Specific Risk is the risk that a Fund may be more sensitive to adverse economic, business or political developments if it invests a substantial portion of its assets in the bonds of similar projects (such as those relating to education, health care, housing, transportation, and utilities), industrial development bonds, or in bonds from issuers in a single state.

Floating Rate Securities Risk is the risk of investing in floating rate notes, which generally carry lower yields than fixed notes of the same maturity. Securities with variable or floating interest rates may be less sensitive to interest rate changes than securities with fixed interest rates, but may decline in value if their interest rates do not rise as much, or at the same pace, as interest rates in

ANNUAL REPORT	MARCH 31, 2021	57

Notes to Financial Statements (Cont.)

general. The interest rate for a floating rate note occasionally adjusts or resets by reference to a benchmark interest rate. Benchmark interest rates, such as London Interbank Offered Rate (“LIBOR”), may not precisely track market interest rates. In general, securities with longer durations tend to be more sensitive to interest rate changes, which may make them more volatile than securities with shorter durations.

Tax-Exempt Status Risk is the risk that reclassifications or legislative or court actions could cause interest from a tax-exempt security to become taxable, possibly retroactively, subjecting you to increased tax liability.

Taxation Risk is the risk that to the extent that a Fund invests in securities the income from which is not tax-exempt, your share of income from such investments will be taxable for state and/or federal income tax purposes. Although a Fund seeks to invest primarily in securities that are not subject to regular federal income tax (or California state income tax, as applicable), a Fund may invest a portion of its total assets in municipal securities subject to the federal alternative minimum tax.

U.S. Treasury and Agency Securities Risk is the risk of investing in securities issued or guaranteed by the U.S. Treasury or its agencies and instrumentalities, which may be backed only by the credit of the agency or instrumentality and not by the full faith and credit of the United States. No assurance can be given that the U.S. government would provide financial support to its agencies and instrumentalities.

General Obligation Bond Risk is the risk of investing in general obligation bonds, which are generally secured by the obligor’s pledge of its full faith, credit and taxing power for the payment of principal and interest. However, the taxing power of any governmental entity may be limited by provisions of state constitutions or laws and an entity’s credit will depend on many factors.

Lease Revenue Bond Risk is the risk of investing in lease revenue bonds and other municipal lease obligations, which may be considered less secure than a general obligation or revenue bond and may or may not include a debt service reserve fund. There have also been certain legal challenges to the use of lease revenue bonds in various states.

Revenue Bond Risk is the risk of investing in revenue bonds, which are generally backed by and payable from the revenues derived from a specific facility or specific revenue source or sources. As a result, the revenue bonds in which a Fund invests may entail greater credit risk than the Fund’s investments in general obligation bonds.

Zero Coupon Bond Risk is the risk of investing in zero coupon bonds, in which the market prices are more volatile than the market prices of securities that pay interest on a regular basis. Since a Fund will not receive cash payments earned on these securities on a current basis, the Fund may be required to make distributions from other sources. This may result in higher portfolio turnover rates and the sale of securities at a time that is less favorable.

(b) Other Risks

In general, a Fund may be subject to additional risks, including, but not limited to, risks related to government regulation and intervention in financial markets, operational risks, risks associated with

58	MUNICIPAL VALUE FUNDS

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financial, economic and global market disruptions, and cybersecurity risks. Please see a Fund’s prospectus and Statement of Additional Information for a more detailed description of the risks of investing in a Fund. Please see the Important Information section of this report for additional discussion of certain regulatory and market developments that may impact a Fund’s performance.

Market Disruption Risk  A Fund is subject to investment and operational risks associated with financial, economic and other global market developments and disruptions, including those arising from war, terrorism, market manipulation, government interventions, defaults and shutdowns, political changes or diplomatic developments, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics) and natural/environmental disasters, which can all negatively impact the securities markets and cause a Fund to lose value. These events can also impair the technology and other operational systems upon which a Fund’s service providers, including PIMCO as a Fund’s investment adviser, rely, and could otherwise disrupt a Fund’s service providers’ ability to fulfill their obligations to a Fund. For example, the recent spread of an infectious respiratory illness caused by a novel strain of coronavirus (known as COVID-19) has caused volatility, severe market dislocations and liquidity constraints in many markets, including markets for the securities a Fund holds, and may adversely affect a Fund’s investments and operations. Please see the Important Information section for additional discussion of the COVID-19 pandemic.

Government Intervention in Financial Markets  Federal, state, and other governments, their regulatory agencies, or self-regulatory organizations may take actions that affect the regulation of the instruments in which a Fund invests, or the issuers of such instruments, in ways that are unforeseeable. Legislation or regulation may also change the way in which a Fund itself is regulated. Such legislation or regulation could limit or preclude a Fund’s ability to achieve its investment objective. Furthermore, volatile financial markets can expose a Fund to greater market and liquidity risk and potential difficulty in valuing portfolio instruments held by the Fund. The value of a Fund’s holdings is also generally subject to the risk of future local, national, or global economic disturbances based on unknown weaknesses in the markets in which a Fund invests. In addition, it is not certain that the U.S. Government will intervene in response to a future market disturbance and the effect of any such future intervention cannot be predicted. It is difficult for issuers to prepare for the impact of future financial downturns, although companies can seek to identify and manage future uncertainties through risk management programs.

Regulatory Risk  Financial entities, such as investment companies and investment advisers, are generally subject to extensive government regulation and intervention. Government regulation and/or intervention may change the way a Fund is regulated, affect the expenses incurred directly by a Fund and the value of its investments, and limit and/or preclude a Fund’s ability to achieve its investment objective. Government regulation may change frequently and may have significant adverse consequences. Moreover, government regulation may have unpredictable and unintended effects.

Operational Risk  An investment in a Fund, like any fund, can involve operational risks arising from factors such as processing errors, human errors, inadequate or failed internal or external processes, failures in systems and technology, changes in personnel and errors caused by third-party service providers. The occurrence of any of these failures, errors or breaches could result in a loss of information, regulatory scrutiny, reputational damage or other events, any of which could have a

ANNUAL REPORT	MARCH 31, 2021	59

Notes to Financial Statements (Cont.)

material adverse effect on a Fund. While a Fund seeks to minimize such events through controls and oversight, there may still be failures that could cause losses to the Fund.

Cyber Security Risk  As the use of technology has become more prevalent in the course of business, the Funds have become potentially more susceptible to operational and information security risks resulting from breaches in cyber security. A breach in cyber security refers to both intentional and unintentional cyber events that may, among other things, cause a Fund to lose proprietary information, suffer data corruption and/or destruction or lose operational capacity, result in the unauthorized release or other misuse of confidential information, or otherwise disrupt normal business operations. Cyber security failures or breaches may result in financial losses to a Fund and its shareholders. These failures or breaches may also result in disruptions to business operations, potentially resulting in financial losses; interference with a Fund’s ability to calculate its net asset value, process shareholder transactions or otherwise transact business with shareholders; impediments to trading; violations of applicable privacy and other laws; regulatory fines; penalties; reputational damage; reimbursement or other compensation costs; additional compliance and cyber security risk management costs and other adverse consequences. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future.

7. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from each Fund at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate as noted in the table in note (b) below.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs.

The Investment Advisory Fees and Supervisory and Administrative Fees for the Institutional Class, as applicable, are charged at the annual rate as noted in the following table (calculated as a percentage of each Fund’s average daily net assets attributable to the Institutional Class):

Fund Name	Investment Advisory Fee	Supervisory and Administrative Fee
PIMCO California Municipal Intermediate Value Fund	0.30%(1)	0.20%
PIMCO California Municipal Opportunistic Value Fund	0.40%(2)	0.23%
PIMCO National Municipal Intermediate Value Fund	0.30%(1)	0.20%

PIMCO National Municipal Opportunistic Value Fund	0.40%(2)	0.23%

(1)	PIMCO has contractually agreed through July 31, 2021 to reduce its advisory fee by 0.11% of the average daily net assets of the Fund.
(2)	PIMCO has contractually agreed through July 31, 2021 to reduce its advisory fee by 0.03% of the average daily net assets of the Fund.

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(c) Fund Expenses  PIMCO provides or procures supervisory and administrative services for shareholders and also bears the costs of various third-party services required by the Funds, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Trust is responsible for the following expenses: (i) taxes and governmental fees; (ii) brokerage fees and commissions and other portfolio transaction expenses; (iii) the costs of borrowing money, including interest expenses; (iv) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit ; (except the PIMCO All Asset and PIMCO All Asset All Authority Funds); and (v) extraordinary expense, including costs of litigation and indemnification expenses. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual fund operating expenses per share class.

The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

(d) Expense Limitation  Pursuant to the Expense Limitation Agreement, PIMCO has agreed to waive a portion of the Funds’ Supervisory and Administrative Fee, or reimburse each Fund, to the extent that each Fund’s, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata share of Trustee Fees exceed 0.0049%, the “Expense Limit” (calculated as a percentage of each Fund’s average daily net assets attributable to each class). The Expense Limitation Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term.

In any month in which the supervision and administration agreement is in effect, PIMCO is entitled to reimbursement by each Fund of any portion of the supervisory and administrative fee waived or reimbursed pursuant to the Expense Limitation Agreement (the “Reimbursement Amount”) during the previous thirty-six months from the date of the waiver, provided that such amount paid to PIMCO will not: i) together with any organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata Trustee fees, exceed, for such month, the Expense Limit (or the amount of the expense limit in place at the time the amount being recouped was originally waived if lower than the Expense Limit); ii) exceed the total Reimbursement Amount; or iii) include any amounts previously reimbursed to PIMCO. At March 31, 2021, there were no recoverable amounts.

Pursuant to a Fee Waiver Agreement, PIMCO has contractually agreed through July 31, 2021 to reduce its advisory fee for each Fund. This Fee Waiver Agreement renews annually unless terminated by PIMCO upon at least 30 days’ prior notice to the end of the contract term. PIMCO may not recoup these waivers in future periods.

The waivers are reflected on the Statements of Operations as a component of Waiver and/or Reimbursement by PIMCO. For the period ended March 31, 2021, the Funds below waived the following fees (amounts in thousands†):

Fund Name	Waived Fees

PIMCO California Municipal Intermediate Value Fund	$63

PIMCO California Municipal Opportunistic Value Fund	74

PIMCO National Municipal Intermediate Value Fund	169

PIMCO National Municipal Opportunistic Value Fund	84

†	A zero balance may reflect actual amounts rounding to less than one thousand.

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Notes to Financial Statements (Cont.)

8. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees paid to these parties are disclosed in Note 7, Fees and Expenses, and the accrued related party fee amounts are disclosed on the Statements of Assets and Liabilities.

9. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee or officer of the Trust is indemnified and each employee or other agent of the Trust (including the Trust’s investment manager) may be indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts.

10. PURCHASES AND SALES OF SECURITIES

The length of time a Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Fund is known as “portfolio turnover.” Each Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover may involve correspondingly greater transaction costs, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities, which are borne by the Fund. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates when distributed to shareholders). The transaction costs associated with portfolio turnover may adversely affect a Fund’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended March 31, 2021, were as follows (amounts in thousands†):

	U.S. Government/Agency		All Other

Fund Name	Purchases	Sales	Purchases	Sales

PIMCO California Municipal Intermediate Value Fund	$0	$0	$22,905	$2,754

PIMCO California Municipal Opportunistic Value Fund	0	0	44,910	65,363

PIMCO National Municipal Intermediate Value Fund	0	0	48,052	33,252

PIMCO National Municipal Opportunistic Value Fund	0	0	25,863	51,859

†	A zero balance may reflect actual amounts rounding to less than one thousand.

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11. SHARES OF BENEFICIAL INTEREST

The Trust may issue an unlimited number of shares of beneficial interest with a $0.01 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands†):

	PIMCO California Municipal Intermediate Value Fund

	Year Ended 03/31/2021		Year Ended 03/31/2020

	Shares	Amount	Shares	Amount

Fund Share Transactions:

Receipts for shares sold

Institutional Class	2,492	$26,644	1,158	$12,173

Issued as reinvestment of distributions

Institutional Class	113	1,203	100	1,052

Cost of shares redeemed

Institutional Class	(866)	(9,227)	(2,380)	(25,290)

Net increase (decrease) resulting from Fund share transactions	1,739	$18,620	(1,122)	$(12,065)

	PIMCO California Municipal Opportunistic Value Fund

	Year Ended 03/31/2021		Year Ended 03/31/2020

	Shares	Amount	Shares	Amount

Fund Share Transactions:

Receipts for shares sold

Institutional Class	1,330	$13,558	3,158	$31,941

Issued as reinvestment of distributions

Institutional Class	623	6,389	577	5,929

Cost of shares redeemed

Institutional Class	(3,595)	(36,801)	(3,227)	(33,086)

Net increase (decrease) resulting from Fund share transactions	(1,642)	$(16,854)	508	$4,784

	PIMCO National Municipal Intermediate Value Fund

	Year Ended 03/31/2021		Year Ended 03/31/2020

	Shares	Amount	Shares	Amount

Fund Share Transactions:

Receipts for shares sold

Institutional Class	7,888	$84,145	5,076	$53,085

Issued as reinvestment of distributions

Institutional Class	229	2,437	288	3,012

Cost of shares redeemed

Institutional Class	(6,111)	(64,506)	(6,157)	(64,215)

Net increase (decrease) resulting from Fund share transactions	2,006	$22,076	(793)	$(8,118)

ANNUAL REPORT	MARCH 31, 2021	63

Notes to Financial Statements (Cont.)

	PIMCO National Municipal Opportunistic Value Fund

	Year Ended 03/31/2021		Year Ended 03/31/2020

	Shares	Amount	Shares	Amount

Fund Share Transactions:

Receipts for shares sold

Institutional Class	4,196	$43,330	3,045	$31,505

Issued as reinvestment of distributions

Institutional Class	557	5,817	575	5,997

Cost of shares redeemed

Institutional Class	(5,957)	(62,617)	(2,953)	(30,655)

Net increase (decrease) resulting from Fund share transactions	(1,204)	$(13,470)	667	$6,847

†	A zero balance may reflect actual amounts rounding to less than one thousand.

12. REGULATORY AND LITIGATION MATTERS

The Funds are not named as defendants in any material litigation or arbitration proceedings and are not aware of any material litigation or claim pending or threatened against them.

The foregoing speaks only as of the date of this report.

13. FEDERAL INCOME TAX MATTERS

Each Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

A Fund may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Adviser has reviewed the Funds’ tax positions for all open tax years. As of March 31, 2021, the Funds have recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions they have taken or expect to take in future tax returns.

The Funds file U.S. federal, state, and local tax returns as required. The Funds’ tax returns are subject to examination by relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

64	MUNICIPAL VALUE FUNDS

March 31, 2021

As of March 31, 2021, the components of distributable taxable earnings are as follows (amounts in thousands†):

	Undistributed Tax Exempt Income	Undistributed Ordinary Income(1)	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation)(2)	Other Book-to-Tax Accounting Differences(3)	Accumulated Capital Losses(4)	Qualified Late-Year Loss Deferral - Capital(5)	Qualified Late-Year Loss Deferral - Ordinary(6)	Total Distributable Earnings

PIMCO California Municipal Intermediate Value Fund	$39	$0	$0	$2,387	$0	$0	$0	$0	$2,426

PIMCO California Municipal Opportunistic Value Fund	67	0	158	10,676	0	0	0	0	10,901

PIMCO National Municipal Intermediate Value Fund	11	0	0	6,914	(4)	(905)	0	0	6,016

PIMCO National Municipal Opportunistic Value Fund	36	0	0	14,097	(2)	(22)	0	0	14,109

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)	Includes undistributed short-term capital gains, if any.
(2)	Adjusted for open wash sale loss deferrals for federal income tax purposes.
(3)	Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America mainly for distributions payable at fiscal year end.
(4)	Capital losses available to offset future net capital gains expire in varying amounts as shown below.
(5)	Capital losses realized during the period November 1, 2020 through March 31, 2021 which the Funds elected to defer to the following taxable year pursuant to income tax regulations.
(6)

Specified losses realized during the period November 1, 2020 through March 31, 2021 and Ordinary losses realized during the period January 1, 2021 through March 31, 2021, which the Funds elected to defer to the following taxable year pursuant to income tax regulations.

Under the Regulated Investment Company Modernization Act of 2010, a fund is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law.

As of March 31, 2021, the Funds had the following post-effective capital losses with no expiration (amounts in thousands†):

	Short-Term	Long-Term

PIMCO California Municipal Intermediate Value Fund	$0	$0

PIMCO California Municipal Opportunistic Value Fund	0	0

PIMCO National Municipal Intermediate Value Fund	687	218

PIMCO National Municipal Opportunistic Value Fund	0	22

†	A zero balance may reflect actual amounts rounding to less than one thousand.

ANNUAL REPORT	MARCH 31, 2021	65

Notes to Financial Statements (Cont.)

March 31, 2021

As of March 31, 2021, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands†):

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)(7)

PIMCO California Municipal Intermediate Value Fund	$67,305	$2,585	$(199)	$2,386

PIMCO California Municipal Opportunistic Value Fund	222,629	10,866	(188)	10,678

PIMCO National Municipal Intermediate Value Fund	172,147	7,134	(220)	6,914

PIMCO National Municipal Opportunistic Value Fund	227,264	14,164	(67)	14,097

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(7)	Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) on investments are attributable to open wash sale loss deferrals.

For the fiscal years ended March 31, 2021 and March 31, 2020, respectively, the Funds made the following tax basis distributions (amounts in thousands†):

	March 31, 2021				March 31, 2020

	Tax-Exempt Income Distributions	Ordinary Income Distributions(8)	Long-Term Capital Gain Distributions	Return of Capital(9)	Tax-Exempt Income Distributions	Ordinary Income Distributions(8)	Long-Term Capital Gain Distributions	Return of Capital(9)

PIMCO California Municipal Intermediate Value Fund	$888	$150	$165	$0	$1,044	$35	$0	$0

PIMCO California Municipal Opportunistic Value Fund	5,912	94	400	0	5,954	216	0	0

PIMCO National Municipal Intermediate Value Fund	2,492	9	0	0	3,075	52	0	0

PIMCO National Municipal Opportunistic Value Fund	5,654	26	182	0	6,202	169	0	0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(8)	Includes short-term capital gains distributed, if any.
(9)

A portion of the distributions made represents a tax return of capital. Return of capital distributions have been reclassified from undistributed net investment income to paid-in capital to more appropriately conform financial accounting to tax accounting.

66	MUNICIPAL VALUE FUNDS

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of PIMCO Funds and Shareholders of PIMCO California Municipal Intermediate Value Fund, PIMCO California Municipal Opportunistic Value Fund, PIMCO National Municipal Intermediate Value Fund and PIMCO National Municipal Opportunistic Value Fund

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of PIMCO California Municipal Intermediate Value Fund, PIMCO California Municipal Opportunistic Value Fund, PIMCO National Municipal Intermediate Value Fund and PIMCO National Municipal Opportunistic Value Fund (four of the funds constituting PIMCO Funds, hereafter collectively referred to as the “Funds”) as of March 31, 2021, the related statements of operations for the year ended March 31, 2021, the statements of changes in net assets for each of the two years in the period ended March 31, 2021, including the related notes, and the financial highlights for each of the two years in the period ended March 31, 2021 and for the period October 1, 2018 through March 31, 2019 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of March 31, 2021, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended March 31, 2021 and each of the financial highlights for each of the two years in the period ended March 31, 2021 and for the period October 1, 2018 through March 31, 2019 in conformity with accounting principles generally accepted in the United States of America.

The financial statements of the Funds as of and for the year ended September 30, 2018 and the financial highlights for each of the periods ended on or prior to September 30, 2018 (not presented herein, other than the financial highlights) were audited by other auditors whose report dated November 26, 2018 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of March 31, 2021 by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

Kansas City, Missouri

May 27, 2021

We have served as the auditor of one or more investment companies in PIMCO Funds since 1987.

ANNUAL REPORT	MARCH 31, 2021	67

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Currency Abbreviations:
USD (or $)	United States Dollar

Index/Spread Abbreviations:
US0003M	ICE 3-Month USD LIBOR

Municipal Bond or Agency Abbreviations:
AGC	Assured Guaranty Corp.	FGIC	Financial Guaranty Insurance Co.
AGM	Assured Guaranty Municipal	FHA	Federal Housing Administration
AMBAC	American Municipal Bond Assurance Corp.	NPFGC	National Public Finance Guarantee Corp.
BAM	Build America Mutual Assurance	PSF	Public School Fund
CM	California Mortgage Insurance	Q-SBLF	Qualified School Bond Loan Fund
CR	Custodial Receipts	SGI	Syncora Guarantee, Inc.

Other Abbreviations:
TBA	To-Be-Announced

68	MUNICIPAL VALUE FUNDS

Federal Income Tax Information

(Unaudited)

As required by the Internal Revenue Code (“Code”) and Treasury Regulations, if applicable, shareholders must be notified within 60 days of the Funds’ fiscal year end regarding the status of qualified dividend income and the dividend received deduction.

Dividend Received Deduction.  Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Funds’ dividend distribution that qualifies under tax law. The percentage of the following Funds’ Fiscal 2021 ordinary income dividend that qualifies for the corporate dividend received deduction is set forth below:

Qualified Dividend Income.  Under the Jobs and Growth Tax Relief Reconciliation Act of 2003, the following percentage of ordinary dividends paid during the fiscal year ended March 31, 2021 was designated as ‘qualified dividend income’ as defined in the Jobs and Growth Tax Relief Reconciliation Act of 2003 subject to reduced tax rates in 2021:

Qualified Interest Income and Qualified Short-Term Capital Gain (for non-U.S. resident shareholders only).  Under the American Jobs Creation Act of 2004, the following amounts of ordinary dividends paid during the fiscal year ended March 31, 2021 are considered to be derived from “qualified interest income,” as defined in Section 871(k)(1)(E) of the Code, and therefore are designated as interest-related dividends, as defined in Section 871(k)(1)(C) of the Code. Further, the following amounts of ordinary dividends paid during the fiscal year ended March 31, 2021 are considered to be derived from “qualified short-term capital gain,” as defined in Section 871(k)(2)(D) of the Code, and therefore are designated as qualified short-term gain dividends, as defined by Section 871(k)(2)(C) of the Code.

	Dividend Received Deduction %	Qualified Dividend Income %	Qualified Interest Income (000s†)	Qualified Short-Term Capital Gain (000s†)
PIMCO California Municipal Intermediate Value Fund	0%	0%	$931	$107
PIMCO California Municipal Opportunistic Value Fund	0%	0%	6,006	0
PIMCO National Municipal Intermediate Value Fund	0%	0%	2,501	0
PIMCO National Municipal Opportunistic Value Fund	0%	0%	5,680	0

†	A zero balance may reflect actual amounts rounding to less than one thousand.

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. In January 2022, you will be advised on IRS Form 1099-DIV as to the federal tax status of the dividends and distributions received by you in calendar year 2021.

Section 163(j) Interest Dividends.  The fund intends to pass through the maximum amount allowable as Section 163(j) Interest Dividends as defined in Proposed Treasury Section 1.163(j)-1(b). The 163(j) percentage of ordinary income distributions are as follows:

163 (j) Interest Dividends %
PIMCO California Municipal Intermediate Value Fund	0%
PIMCO California Municipal Opportunistic Value Fund	0%
PIMCO National Municipal Intermediate Value Fund	0%
PIMCO National Municipal Opportunistic Value Fund	0%

ANNUAL REPORT	MARCH 31, 2021	69

Management of the Trust

The charts below identify the Trustees and executive officers of the Trust. Unless otherwise indicated, the address of all persons below is 650 Newport Center Drive, Newport Beach, CA 92660.

The Funds’ Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at (888) 87-PIMCO or visit the Funds’ website at www.pimco.com.

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served†	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Public Company and Investment Company Directorships Held by Trustee During the Past 5 Years

Interested Trustees[1]

Peter G. Strelow (1970) Chairman of the Board and Trustee	05/2017 to present Chairman 02/2019 to present	Managing Director and Co-Chief Operating Officer, PIMCO. Senior Vice President of the Trust, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Chief Administrative Officer, PIMCO.	149	Chairman and Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT.

Kimberley G. Stafford (1978) Trustee	02/2021 to present	Managing Director and Global Head of Product Strategy, PIMCO; and Member of Executive Committee. Formerly, Head of Asia-Pacific, Global Head of Consultant Relations and Head of US Institutional and Alternatives Sales, PIMCO.	149	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT.

Independent Trustees
Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served†	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Public Company and Investment Company Directorships Held by Trustee During the Past 5 Years

George E. Borst (1948) Trustee	04/2015 to present	Executive Advisor, McKinsey & Company; Formerly, Executive Advisor, Toyota Financial Services; and CEO, Toyota Financial Services.	149	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, MarineMax Inc.

Jennifer Holden Dunbar (1963) Trustee	04/2015 to present	Managing Director, Dunbar Partners, LLC (business consulting and investments). Formerly, Partner, Leonard Green & Partners, L.P.	149	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, PS Business Parks; Director, Big 5 Sporting Goods Corporation.

Kym M. Hubbard (1957) Trustee	02/2017 to present	Formerly, Global Head of Investments, Chief Investment Officer and Treasurer, Ernst & Young.	149	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, State Auto Financial Corporation.

Gary F. Kennedy (1955) Trustee	04/2015 to present	Formerly, Senior Vice President, General Counsel and Chief Compliance Officer, American Airlines and AMR Corporation (now American Airlines Group).	149	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Peter B. McCarthy (1950) Trustee	04/2015 to present	Formerly, Assistant Secretary and Chief Financial Officer, United States Department of Treasury; Deputy Managing Director, Institute of International Finance.	149	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

70	MUNICIPAL VALUE FUNDS

(Unaudited)

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served†	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Public Company and Investment Company Directorships Held by Trustee During the Past 5 Years

Ronald C. Parker (1951) Lead Independent Trustee	07/2009 to present Lead Independent Trustee - 02/2017 to present	Director of Roseburg Forest Products Company. Formerly, Chairman of the Board, The Ford Family Foundation; and President, Chief Executive Officer, Hampton Affiliates (forestry products).	149	Lead Independent Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

*	Unless otherwise noted, the information for the individuals listed is as of March 31, 2021.
[1]	Ms. Stafford and Mr. Strelow are “interested persons” of the Trust (as that term is defined in the 1940 Act) because of their affiliations with PIMCO.
†	Trustees serve until their successors are duly elected and qualified.

Executive Officers

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years†

Eric D. Johnson (1970) President	06/2019 to present	Executive Vice President and Head of Funds Business Group Americas, PIMCO. President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

David C. Flattum (1964) Chief Legal Officer	05/2019 to present	Managing Director and General Counsel, PIMCO. Chief Legal Officer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, Managing Director, Chief Operating Officer and General Counsel, Allianz Asset Management of America L.P.

Keisha Audain-Pressley (1975) Chief Compliance Officer	01/2020 to present	Executive Vice President and Deputy Chief Compliance Officer, PIMCO. Chief Compliance Officer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Joshua D. Ratner (1976)** Senior Vice President	05/2019 to present	Executive Vice President and Head of Americas Operations, PIMCO. Senior Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Peter G. Strelow (1970) Senior Vice President	06/2019 to present	Managing Director and Co-Chief Operating Officer, PIMCO. Senior Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Chief Administrative Officer, PIMCO.

Ryan G. Leshaw (1980) Vice President - Senior Counsel, Secretary	11/2018 to present	Executive Vice President and Senior Counsel, PIMCO. Vice President, Senior Counsel and Secretary, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Chief Legal Officer, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Associate, Willkie Farr & Gallagher LLP.

Wu-Kwan Kit (1981) Assistant Secretary	08/2017 to present	Senior Vice President and Senior Counsel, PIMCO. Assistant Secretary, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Vice President, Senior Counsel and Secretary, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Assistant General Counsel, VanEck Associates Corp.

Jeffrey A. Byer (1976) Vice President	02/2020 to present	Executive Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Elizabeth A. Duggan (1964) Vice President	02/2021 to present	Executive Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

ANNUAL REPORT	MARCH 31, 2021	71

Management of the Trust  (Cont.)

(Unaudited)

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years†

Brian J. Pittluck (1977) Vice President	01/2020 to present	Senior Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Bijal Y. Parikh (1978) Treasurer	01/2021 to present	Senior Vice President, PIMCO. Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Erik C. Brown (1967)*** Assistant Treasurer	02/2001 to present	Executive Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Brandon T. Evans (1982) Assistant Treasurer	05/2019 to present	Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Colleen D. Miller (1980)** Assistant Treasurer	02/2017 to present	Senior Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Deputy Treasurer, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Jason J. Nagler (1982)*** Assistant Treasurer	05/2015 to present	Senior Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

H. Jessica Zhang (1973)** Assistant Treasurer	01/2020 to present	Senior Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

*	Unless otherwise noted, the information for the individuals listed is as of March 31, 2021.
†

The term “PIMCO-Sponsored Closed-End Funds” as used herein includes: PIMCO California Municipal Income Fund, PIMCO California Municipal Income Fund II, PIMCO California Municipal Income Fund III, PIMCO Municipal Income Fund, PIMCO Municipal Income Fund II, PIMCO Municipal Income Fund III, PIMCO New York Municipal Income Fund, PIMCO New York Municipal Income Fund II, PIMCO New York Municipal Income Fund III, PCM Fund Inc., PIMCO Corporate & Income Opportunity Fund, PIMCO Corporate & Income Strategy Fund, PIMCO Dynamic Credit and Mortgage Income Fund, PIMCO Dynamic Income Fund, PIMCO Dynamic Income Opportunities Fund, PIMCO Energy and Tactical Credit Opportunities Fund, PIMCO Global StocksPLUS® & Income Fund, PIMCO High Income Fund, PIMCO Income Opportunity Fund, PIMCO Income Strategy Fund, PIMCO Income Strategy Fund II and PIMCO Strategic Income Fund, Inc.; the term “PIMCO-Sponsored Interval Funds” as used herein includes: PIMCO Flexible Credit Income Fund and PIMCO Flexible Municipal Income Fund.

**	The address of these officers is Pacific Investment Management Company LLC, 1633 Broadway, New York, New York 10019.
***	The address of these officers is Pacific Investment Management Company LLC, 401 Congress Ave., Austin, Texas 78701.

72	MUNICIPAL VALUE FUNDS

Privacy Policy1

(Unaudited)

The Funds2,3 consider customer privacy to be a fundamental aspect of their relationships with shareholders and are committed to maintaining the confidentiality, integrity and security of their current, prospective and former shareholders’ non-public personal information. The Funds have developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

Obtaining Non-Public Personal Information

In the course of providing shareholders with products and services, the Funds and certain service providers to the Funds, such as the Funds’ investment advisers or sub-advisers (“Advisers”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial professional or consultant, and/or from information captured on applicable websites.

Respecting Your Privacy

As a matter of policy, the Funds do not disclose any non-public personal information provided by shareholders or gathered by the Funds to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Funds. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. The Funds or their affiliates may also retain non-affiliated companies to market Fund shares or products which use Fund shares and enter into joint marketing arrangements with them and other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Funds may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm and/or financial professional or consultant.

Sharing Information with Third Parties

The Funds reserve the right to disclose or report personal or account information to non-affiliated third parties in limited circumstances where the Funds believe in good faith that disclosure is required under law, to cooperate with regulators or law enforcement authorities, to protect their rights or property, or upon reasonable request by any Fund in which a shareholder has invested. In addition, the Funds may disclose information about a shareholder or a shareholder’s accounts to a non-affiliated third party at the shareholder’s request or with the consent of the shareholder.

Sharing Information with Affiliates

The Funds may share shareholder information with their affiliates in connection with servicing shareholders’ accounts, and subject to applicable law may provide shareholders with information about products and services that the Funds or their Advisers, distributors or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Funds may share may include, for example, a shareholder’s participation in the Funds or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), information about the Funds’ experiences or transactions with a shareholder, information captured on applicable websites, or other data about a shareholder’s accounts, subject

ANNUAL REPORT	MARCH 31, 2021	73

Privacy Policy1 (Cont.)

(Unaudited)

to applicable law. The Funds’ Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

Procedures to Safeguard Private Information

The Funds take seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Funds have implemented procedures that are designed to restrict access to a shareholder’s non-public personal information to internal personnel who need to know that information to perform their jobs, such as servicing shareholder accounts or notifying shareholders of new products or services. Physical, electronic and procedural safeguards are in place to guard a shareholder’s non-public personal information.

Information Collected from Websites

The Funds or their service providers and partners may collect information from shareholders via websites they maintain. The information collected via websites maintained by the Funds or their service providers includes client non-public personal information.

Changes to the Privacy Policy

From time to time, the Funds may update or revise this privacy policy. If there are changes to the terms of this privacy policy, documents containing the revised policy on the relevant website will be updated.

1 Amended as of June 25, 2020.

2 PIMCO Investments LLC (“PI”) serves as the Funds’ distributor and does not provide brokerage services or any financial advice to investors in the Funds solely because it distributes the Funds. This Privacy Policy applies to the activities of PI to the extent that PI regularly effects or engages in transactions with or for a shareholder of a series of a Trust who is the record owner of such shares. For purposes of this Privacy Policy, references to “the Funds” shall include PI when acting in this capacity.

3 When distributing this Policy, a Fund may combine the distribution with any similar distribution of its investment adviser’s privacy policy. The distributed, combined, policy may be written in the first person (i.e. by using “we” instead of “the Funds”).

74	MUNICIPAL VALUE FUNDS

Liquidity Risk Management Program

(Unaudited)

In compliance with Rule 22e-4 (the “Liquidity Rule”) under the Investment Company Act of 1940, as amended (“1940 Act”), PIMCO Funds (the “Trust”) has adopted and implemented a liquidity risk management program (the “Program”) for each series of the Trust (each a “Fund” and collectively, the “Funds”) not regulated as a money market fund under 1940 Act Rule 2a-7, which is reasonably designed to assess and manage the Funds’ liquidity risk. The Trust’s Board of Trustees (the “Board”) previously approved the designation of the PIMCO Liquidity Risk Committee (the “Administrator”) as Program administrator. The PIMCO Liquidity Risk Committee consists of senior members from certain PIMCO business areas, such as Portfolio Risk Management, Americas Operations, Compliance, Account Management and Portfolio Management, and is advised by members of PIMCO Legal.

A Fund’s “liquidity risk” is the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of the remaining investors’ interests in the Fund. In accordance with the Program, each Fund’s liquidity risk is assessed no less frequently than annually taking into consideration a variety of factors, including, as applicable, the Fund’s investment strategy and liquidity of portfolio investments, cash flow projections, and holdings of cash and cash equivalents, as well as borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions. Each Fund portfolio investment is classified into one of four liquidity categories (including “highly liquid investments” and “illiquid investments,” discussed below) based on a determination of the number of days it is reasonably expected to take to convert the investment to cash, or sell or dispose of the investment, in current market conditions without significantly changing the investment’s market value. Each Fund has adopted a “Highly Liquid Investment Minimum” (or “HLIM”), which is a minimum amount of Fund net assets to be invested in highly liquid investments that are assets. As required under the Liquidity Rule, each Fund’s HLIM is periodically reviewed, no less frequently than annually, and the Funds have adopted policies and procedures for responding to a shortfall of a Fund’s highly liquid investments below its HLIM. The Liquidity Rule also limits the Funds’ investments in illiquid investments by prohibiting a Fund from acquiring any illiquid investment if, immediately after the acquisition, the Fund would have invested more than 15% of its net assets in illiquid investments that are assets. Certain non-public reporting is generally required if a Fund’s holdings of illiquid investments that are assets were to exceed 15% of Fund net assets.

At a meeting of the Board held on February 9-10, 2021, the Board received a report (the “Report”) from the Administrator addressing the Program’s operation and assessing the adequacy and effectiveness of its implementation for the period from December 1, 2019 through December 31, 2020. The Report reviewed the operation of the Program’s components during such period, noted the March-April 2020 market conditions and associated monitoring by the Administrator, and stated that the Program is operating effectively to assess and manage each Fund’s liquidity risk and that the Program has been and continues to be adequately and effectively implemented to monitor and, as applicable, respond to the Funds’ liquidity developments. This has remained true for the 12-month reporting period ended March 31, 2021.

ANNUAL REPORT	MARCH 31, 2021	75

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Investment Sub-Adviser

Gurtin Fixed Income Management, LLC

440 Stevens Avenue, Suite 260

Solana Beach, CA 92075

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, MO 64105

Transfer Agent

DST Asset Manager Solutions, Inc.

Institutional Class, I-2, I-3, Administrative Class

430 W 7th Street STE 219024

Kansas City, MO 64105-1407

DST Asset Manager Solutions, Inc.

Class A, Class C, Class R

430 W 7th Street STE 219294

Kansas City, MO 64105-1407

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the Funds listed on the Report cover.

PF3027AR_033121

PIMCO FUNDS

Annual Report

March 31, 2021

PIMCO All Asset Fund

PIMCO All Asset All Authority Fund

As permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website, pimco.com/literature, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by visiting pimco.com/edelivery or by contacting your financial intermediary, such as a broker-dealer or bank.

You may elect to receive all future reports in paper free of charge. If you own these shares through a financial intermediary, such as a broker-dealer or bank, you may contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by calling 888.87.PIMCO (888.877.4626). Your election to receive reports in paper will apply to all funds held with the fund complex if you invest directly with the Fund or to all funds held in your account if you invest through a financial intermediary, such as a broker-dealer or bank.

This material is authorized for use only when preceded or accompanied by the current PIMCO Funds prospectuses. The Shareholder Reports for the other series of the PIMCO Funds are printed separately.

Chairman’s Letter

Dear Shareholder,

We hope that you and your family are staying safe and healthy during these challenging times. We continue to work tirelessly to navigate markets and manage the assets that you have entrusted with us. Following this letter is the PIMCO Funds Annual Report, which covers the 12-month reporting period ended March 31, 2021. On the subsequent pages, you will find specific details regarding investment results and discussion of the factors that most affected performance during the reporting period.

For the 12-month reporting period ended March 31, 2021

The global economy was severely impacted by the repercussions related to the COVID-19 pandemic. Looking back, second-quarter 2020 U.S. annualized gross domestic product (“GDP”) growth was -31.4%. This represented the steepest quarterly decline on record. With the economy reopening, third-quarter 2020 GDP growth was 33.4%, the largest quarterly increase on record. GDP growth was then 4.3% during the fourth quarter of 2020. The Commerce Department’s initial reading for first-quarter 2021 GDP growth — released after the reporting period ended — was 6.4%.

The Federal Reserve (the “Fed”) took unprecedented actions to support the economy and keep markets functioning properly. In early March 2020, before the reporting period began, the Fed lowered the federal funds rate to a range between 1.00% and 1.25%. Later in the month, the Fed lowered the rate to a range between 0.00% and 0.25%. On March 23, the Fed announced that it would make unlimited purchases of Treasury and mortgage securities and, for the first time, it would purchase corporate bonds on the open market. In August 2020, Fed Chair Jerome Powell said the central bank had changed how it viewed the trade-off between lower unemployment and higher inflation. Per Powell’s statement, the Fed’s new approach to setting U.S. monetary policy will entail letting inflation run higher, which could mean that interest rates remain low for an extended period. Meanwhile, in March 2020, the U.S. government passed a total of roughly $2.8 trillion in fiscal stimulus measures to aid the economy. A subsequent $900 billion stimulus package was finalized in December 2020, and a $1.9 trillion stimulus package was finalized in February 2021. Finally, the Biden administration unveiled a $2.25 trillion infrastructure spending proposal in late March 2021.

Economies outside the U.S. were also significantly impacted by the pandemic but are expected to improve in 2021. In its April 2021 World Economic Outlook Update —released after the reporting period ended — the International Monetary Fund (“IMF”) stated that it expects 2021 GDP growth in the eurozone, U.K. and Japan will be 4.4%, 5.3% and 3.3%, respectively. For comparison purposes, the GDP growth of these economies was projected to be -6.6%, -9.9% and -4.8%, respectively, in 2020.

2	PIMCO ALL ASSET FUND AND PIMCO ALL ASSET ALL AUTHORITY FUND

Against this backdrop, central banks and governments around the world took a number of aggressive actions. Looking back, in March 2020, the European Central Bank (the “ECB”) unveiled a new €750 billion bond-buying program, which was subsequently expanded by another €600 billion in June 2020. In July, the European Union agreed on a €1.8 trillion spending package to bolster its economy. In December 2020, the ECB expanded its monetary stimulus program by another €500 billion. The Bank of England reduced its key lending rate to 0.10% — a record low — in March, added £100 billion to its quantitative easing program in June and increased its bond-buying program by £150 billion to £895 billion in November. Finally, toward the end of the year, the U.K. and the European Union agreed to a long-awaited Brexit deal. Elsewhere, the Bank of Japan maintained its short-term interest rate at -0.10%, while increasing the target for its holdings of corporate bonds to ¥4.2 trillion from ¥3.2 trillion. In May 2020, the Japanese government doubled its stimulus measures with a ¥117 trillion package. Finally, in December 2020, the Bank of Japan announced a new ¥73.6 trillion stimulus package.

Short-term U.S. Treasury yields edged lower, whereas long-term yields moved sharply higher, albeit from a very low level during the reporting period. The yield on the benchmark 10-year U.S. Treasury note was 1.74% at the end of the reporting period, versus 0.70% on March 31, 2020. The Bloomberg Barclays Global Treasury Index (USD Hedged), which tracks fixed-rate, local currency government debt of investment grade countries, including both developed and emerging markets, returned -1.03%. Meanwhile, the Bloomberg Barclays Global Aggregate Credit Index (USD Hedged), a widely used index of global investment grade credit bonds, returned 7.98%. Riskier fixed income asset classes, including high yield corporate bonds and emerging market debt, produced stronger returns. The ICE BofAML Developed Markets High Yield Constrained Index (USD Hedged), a widely used index of below-investment-grade bonds, returned 23.34%, whereas emerging market external debt, as represented by the JPMorgan Emerging Markets Bond Index (EMBI) Global (USD Hedged), returned 14.29%. Emerging market local bonds, as represented by the JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged), returned 13.03%.

Despite the headwinds from the pandemic and periods of volatility, global equities produced exceptionally strong results. All told, U.S. equities, as represented by the S&P 500 Index, returned 56.35%, fueled in our view by accommodative monetary and fiscal policy and improved investor sentiment after positive COVID-19 vaccine news. Global equities, as represented by the MSCI World Index, returned 54.03%, whereas emerging market equities, as measured by the MSCI Emerging Markets Index, returned 58.39%. Meanwhile, Japanese equities, as represented by the Nikkei 225 Index (in JPY), returned 56.62%, and European equities, as represented by the MSCI Europe Index (in EUR), returned 35.32%.

ANNUAL REPORT	MARCH 31, 2021	3

Chairman’s Letter (Cont.)

Commodity prices were volatile but moved higher overall. When the reporting period began, Brent crude oil was approximately $22 a barrel but ended the reporting period at roughly $63 a barrel. We believe that oil prices rallied because producers reduced their output and investors anticipated stronger demand as global growth improved. Elsewhere, copper and gold prices also moved higher.

Finally, there were also periods of volatility in the foreign exchange markets, in our view due to fluctuating economic growth, trade conflicts and changing central bank monetary policies, along with the U.S. elections and several geopolitical events. The U.S. dollar weakened against several major currencies. For example, the U.S. dollar returned -6.34% and -10.97% versus the euro and the British pound, respectively. However, the U.S. dollar appreciated 2.87% versus the Japanese yen.

Thank you for the assets you have placed with us. We deeply value your trust, and we will continue to work diligently to meet your broad investment needs. For any questions regarding your PIMCO Funds investments, please contact your account manager or call one of our shareholder associates at (888) 87-PIMCO. We also invite you to visit our website at pimco.com to learn more about our viewpoints.

Stay safe and healthy, Peter G. Strelow Chairman of the Board PIMCO Funds

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income distributions and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an unmanaged index.

4	PIMCO ALL ASSET FUND AND PIMCO ALL ASSET ALL AUTHORITY FUND

Important Information About the Funds

PIMCO Funds (the “Trust”) is an open-end management investment company that includes the PIMCO All Asset Fund and PIMCO All Asset All Authority Fund (each a “Fund” and collectively, the “Funds”).

The Funds are each “fund of funds,” which is a term used to describe mutual funds that pursue their investment objective by investing in other mutual funds instead of investing directly in stocks or bonds of other issuers. Under normal circumstances, the Funds invest substantially all of their assets in the least expensive class of shares of any actively managed or smart beta funds (including mutual funds or exchange-traded funds) of the Trust, or PIMCO ETF Trust or PIMCO Equity Series, each an affiliated open-end investment company, except other funds of funds and series of the Trust sub-advised by Gurtin Municipal Bond Management (collectively, “Underlying PIMCO Funds”). The cost of investing in these Funds will generally be higher than the cost of investing in a mutual fund that invests directly in individual stocks and bonds.

We believe that equity funds and bond funds have an important role to play in a well-diversified investment portfolio. It is important to note, however, that equity funds and bond funds are subject to notable risks.

Among other things, equity and equity-related securities may decline in value due to both real and perceived general market, economic, and industry conditions. The values of equity securities, such as common stocks and preferred securities, have historically risen and fallen in periodic cycles and may decline due to general market conditions, which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. Equity securities may also decline due to factors that affect a particular industry or industries, such as labor shortages, increased production costs and competitive conditions within an industry. In addition, the value of an equity security may decline for a number of reasons that directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services, as well as the historical and prospective earnings of the issuer and the value of its assets. Different types of equity securities may react differently to these developments and a change in the financial condition of a single issuer may affect securities markets as a whole.

During a general downturn in the securities markets, multiple asset classes, including equity securities, may decline in value simultaneously. The market price of equity securities owned by a Fund may go up or down, sometimes rapidly or unpredictably. Equity securities generally have greater price volatility than fixed income securities and common stocks generally have the greatest appreciation and depreciation potential of all corporate securities.

Bond funds and fixed income securities are subject to a variety of risks, including interest rate risk, liquidity risk and market risk. In an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed income securities and other instruments held by a Fund are likely to decrease in value. A wide variety of factors can cause interest rates or yields of U.S. Treasury securities (or yields of other types of bonds) to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). In addition, changes in interest rates can be sudden and unpredictable, and there is no guarantee that Fund management will anticipate such movement accurately. The Funds may lose money as a result of movements in interest rates.

ANNUAL REPORT	MARCH 31, 2021	5

Important Information About the Funds (Cont.)

As of the date of this report, interest rates in the United States and many parts of the world, including certain European countries, are at or near historically low levels. Thus, bond funds currently face a heightened level of risk associated with rising interest rates and/or bond yields. This could be driven by a variety of factors, including but not limited to central bank monetary policies, changing inflation or real growth rates, general economic conditions, increasing bond issuances or reduced market demand for low yielding investments. Further, while bond markets have steadily grown over the past three decades, dealer inventories of corporate bonds are near historic lows in relation to market size. As a result, there has been a significant reduction in the ability of dealers to “make markets.”

Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets or negatively impact a Fund’s performance or cause a Fund to incur losses. As a result, a Fund may experience increased shareholder redemptions, which among other things, could further reduce the net assets of the Fund.

The Funds may be subject to various risks as described in each Fund’s prospectus and in the Principal and Other Risks in the Notes to Financial Statements.

Classifications of Fund portfolio holdings in this report are made according to financial reporting standards. The classification of a particular portfolio holding as shown in the Allocation Breakdown and Schedule of Investments sections of this report may differ from the classification used for a Fund’s compliance calculations, including those used in a Fund’s prospectus, investment objectives, regulatory, and other investment limitations and policies, which may be based on different asset class, sector or geographical classifications. All Funds are separately monitored for compliance with respect to prospectus and regulatory requirements.

The geographical classification of foreign (non-U.S.) securities in this report, if any, are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

Beginning in January 2020, global financial markets have experienced and may continue to experience significant volatility resulting from the spread of a novel coronavirus known as COVID-19. The outbreak of COVID-19 has resulted in travel and border restrictions, quarantines, supply chain disruptions, lower consumer demand and general market uncertainty. The effects of COVID-19 have and may continue to adversely affect the global economy, the economies of certain nations and individual issuers, all of which may negatively impact the Funds’ performance. In addition, COVID-19 and governmental responses to COVID-19 may negatively impact the capabilities of the Funds’ service providers and disrupt the Funds’ operations.

The United States’ enforcement of restrictions on U.S. investments in certain issuers and tariffs on goods from other countries, each with a focus on China, has contributed to international trade tensions and may impact portfolio securities (and/or portfolio securities of Underlying PIMCO Funds or Acquired Funds, as applicable).

The United Kingdom’s withdrawal from the European Union may impact Fund returns. The withdrawal may cause substantial volatility in foreign exchange markets, lead to weakness in the exchange rate of the British pound, result in a sustained period of market uncertainty, and destabilize some or all of the other European Union member countries and/or the Eurozone.

6	PIMCO ALL ASSET FUND AND PIMCO ALL ASSET ALL AUTHORITY FUND

The Funds may invest in certain instruments that rely in some fashion upon the London Interbank Offered Rate (“LIBOR”). LIBOR is an average interest rate, determined by the ICE Benchmark Administration, that banks charge one another for the use of short-term money. The United Kingdom’s Financial Conduct Authority, which regulates LIBOR, has announced plans to ultimately phase out the use of LIBOR. There remains uncertainty regarding future utilization of LIBOR and the nature of any replacement rate (e.g., the Secured Overnight Financing Rate, which is intended to replace U.S. dollar LIBOR and measures the cost of overnight borrowings through repurchase agreement transactions collateralized with U.S. Treasury securities). Any potential effects of the transition away from LIBOR on a Fund or on certain instruments in which a Fund invests can be difficult to ascertain, and they may vary depending on a variety of factors. The transition may also result in a reduction in the value of certain instruments held by a Fund or a reduction in the effectiveness of related Fund transactions such as hedges. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses to a Fund.

On each individual Fund Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that any dividend and capital gain distributions were reinvested. The Cumulative Returns chart and Average Annual Total Return table reflect any sales load that would have applied at the time of purchase or any Contingent Deferred Sales Charge (“CDSC”) that would have applied if a full redemption occurred on the last business day of the period shown in the Cumulative Returns chart. Class A shares are subject to an initial sales charge. A CDSC may be imposed in certain circumstances on Class A shares that are purchased without an initial sales charge and then redeemed during the first 12 months after purchase. Class C shares are subject to a 1% CDSC, which may apply in the first year. The Cumulative Returns chart reflects only Institutional Class performance. Performance for I-2, I-3, Administrative Class, Class A, Class C and Class R shares, if applicable, is typically lower than Institutional Class performance due to the lower expenses paid by Institutional Class shares. Performance shown is net of fees and expenses. The minimum initial investment amount for Institutional Class, I-2, I-3 and Administrative Class shares is $1,000,000. The minimum initial investment amount for Class A and Class C shares is $1,000. There is no minimum initial investment for Class R shares. Each Fund measures its performance against at least one broad-based securities market index (“benchmark index”) and a Lipper Average, which is calculated by Lipper, Inc. (“Lipper”), a Thomson Reuters company, and represents the total return performance averages of funds that are tracked by Lipper that have the same fund classification. Benchmark indexes do not take into account fees, expenses or taxes. A Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. There is no assurance that any Fund, including any Fund that has experienced high or unusual performance for one or more periods, will experience similar levels of performance in the future. High performance is defined as a significant increase in either 1) a Fund’s total return in excess of that of the Fund’s benchmark between reporting periods or 2) a Fund’s total return in excess of the Fund’s historical returns between reporting periods. Unusual performance is defined as a significant change in a Fund’s performance as compared to one or more previous reporting periods. Historical performance for the Funds or a share class thereof may have been positively impacted by fee waivers or expense limitations in place during some or all of the periods shown, if applicable. Future performance (including total return or yield) and distributions may be negatively impacted by the expiration or reduction of any such fee waivers or expense limitations.

ANNUAL REPORT	MARCH 31, 2021	7

Important Information About the Funds (Cont.)

The following table discloses the inception dates of each Fund and its respective share classes along with each Fund’s diversification status as of period end:

Fund Name	Fund Inception	Institutional Class	I-2	I-3	Administrative Class	Class A	Class C	Class R	Diversification Status
PIMCO All Asset Fund	07/31/02	07/31/02	04/30/08	04/27/18	12/31/02	04/30/03	04/30/03	01/31/06	Diversified
PIMCO All Asset All Authority Fund	10/31/03	10/31/03	07/10/08	04/27/18	—	07/29/05	07/29/05	—	Diversified

An investment in a Fund is not a bank deposit and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in a Fund.

The Trustees are responsible generally for overseeing the management of the Trust. The Trustees authorize the Trust to enter into service agreements with the Adviser, the Distributor, the Administrator and other service providers in order to provide, and in some cases authorize service providers to procure through other parties, necessary or desirable services on behalf of the Trust and the Funds. Shareholders are not parties to or third-party beneficiaries of such service agreements. Neither a Fund’s prospectus nor a Fund’s summary prospectus, the Trust’s Statement of Additional Information (“SAI”), any contracts filed as exhibits to the Trust’s registration statement, nor any other communications, disclosure documents or regulatory filings (including this report) from or on behalf of the Trust or a Fund creates a contract between or among any shareholder of a Fund, on the one hand, and the Trust, a Fund, a service provider to the Trust or a Fund, and/or the Trustees or officers of the Trust, on the other hand. The Trustees (or the Trust and its officers, service providers or other delegates acting under authority of the Trustees) may amend the most recent prospectus or use a new prospectus, summary prospectus or SAI with respect to a Fund or the Trust, and/or amend, file and/or issue any other communications, disclosure documents or regulatory filings, and may amend or enter into any contracts to which the Trust or a Fund is a party, and interpret the investment objective(s), policies, restrictions and contractual provisions applicable to any Fund, without shareholder input or approval, except in circumstances in which shareholder approval is specifically required by law (such as changes to fundamental investment policies) or where a shareholder approval requirement is specifically disclosed in the Trust’s then-current prospectus or SAI.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Funds. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of each Fund, and information about how each Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30th, are available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Funds’ website at www.pimco.com, and on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Funds file portfolio holdings information with the SEC on Form N-PORT within 60 days of the end of each fiscal quarter. The Funds’ complete schedules of securities holdings as of the end of each fiscal quarter will be made available to the public on the SEC’s website at www.sec.gov and on PIMCO’s website at www.pimco.com, and will be made available, upon request by calling PIMCO at (888) 87-PIMCO.

8	PIMCO ALL ASSET FUND AND PIMCO ALL ASSET ALL AUTHORITY FUND

The SEC has adopted a rule that allows the Funds to fulfill their obligation to deliver shareholder reports to investors by providing access to such reports online free of charge and by mailing a notice that the report is electronically available. Pursuant to the rule, investors may elect to receive all future reports in paper free of charge by contacting their financial intermediary or, if invested directly with a Fund, investors can inform the Fund by calling 888.877.4626. Any election to receive reports in paper will apply to all funds held with the fund complex if invested directly with a Fund or to all funds held in the investor’s account if invested through a financial intermediary.

In August 2020, the SEC proposed changes to the mutual fund and ETF shareholder report and registration statement disclosure requirements and the registered fund advertising rules, which, if adopted, will change the disclosures provided to shareholders.

In October 2020, the SEC adopted a rule related to the use of derivatives, short sales, reverse repurchase agreements and certain other transactions by registered investment companies that rescinds and withdraws the guidance of the SEC and its staff regarding asset segregation and cover transactions. Subject to certain exceptions, and after an eighteen-month transition period, the rule requires funds to trade derivatives and other transactions that create future payment or delivery obligations (except reverse repurchase agreements and similar financing transactions) subject to a value-at-risk leverage limit, certain derivatives risk management program and reporting requirements. These requirements may limit the ability of the Funds to use derivatives and reverse repurchase agreements and similar financing transactions as part of their investment strategies and may increase the cost of the Funds’ investments and cost of doing business, which could adversely affect investors.

In October 2020, the SEC adopted a rule regarding the ability of a fund to invest in other funds. The rule allows a fund to acquire shares of another fund in excess of certain limitations currently imposed by the Investment Company Act of 1940 (the “Act”) without obtaining individual exemptive relief from the SEC, subject to certain conditions. The rule also included the rescission of certain exemptive relief from the SEC and guidance from the SEC staff for funds to invest in other funds. The impact that these changes may have on the Funds is uncertain.

In December 2020, the SEC adopted a rule addressing fair valuation of fund investments. The new rule sets forth requirements for good faith determinations of fair value as well as for the performance of fair value determinations, including related oversight and reporting obligations. The new rule also defines “readily available market quotations” for purposes of the definition of “value” under the Act, and the SEC noted that this definition will apply in all contexts under the Act. The SEC adopted an eighteen-month transition period beginning from the effective date for both the new rule and the associated new recordkeeping requirements. The impact of the new rule on the Funds is uncertain at this time.

ANNUAL REPORT	MARCH 31, 2021	9

PIMCO All Asset Fund

Cumulative Returns Through March 31, 2021

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Average Annual Total Return for the period ended March 31, 2021

	1 Year	5 Years	10 Years	Fund Inception (07/31/02)
PIMCO All Asset Fund Institutional Class	37.13%	8.55%	5.35%	7.16%
PIMCO All Asset Fund I-2	36.89%	8.45%	5.25%	7.06%
PIMCO All Asset Fund I-3	36.72%	8.39%	5.19%	7.00%
PIMCO All Asset Fund Administrative Class	36.71%	8.29%	5.09%	6.90%
PIMCO All Asset Fund Class A	36.41%	8.06%	4.85%	6.58%
PIMCO All Asset Fund Class A (adjusted)	31.29%	7.24%	4.45%	6.37%
PIMCO All Asset Fund Class C	35.41%	7.24%	4.06%	5.79%
PIMCO All Asset Fund Class C (adjusted)	34.41%	7.24%	4.06%	5.79%
PIMCO All Asset Fund Class R	36.05%	7.79%	4.58%	6.30%
Bloomberg Barclays U.S. TIPS: 1-10 Year Index	8.12%	3.41%	2.64%	4.14%
Consumer Price Index + 500 Basis Points	7.64%	7.15%	6.73%	7.08%
Lipper Alternative Global Macro Funds Average	23.54%	5.32%	3.72%	4.24%

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares and 1.00% CDSC on Class C shares. For performance current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

For periods prior to the inception date of a share class launched subsequent to the Fund’s inception date, the performance information shown is adjusted for the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by each respective share class.

The Fund’s total annual operating expense ratio in effect as of period end, which includes the Acquired Fund Fees and expenses (Underlying PIMCO Fund expenses), were 1.335% for the Institutional Class shares, 1.435% for I-2 shares, 1.535% for I-3 shares, 1.585% for Administrative Class shares, 1.785% for Class A shares, 2.535% for Class C shares, and 2.035% for Class R shares. Details regarding any changes in the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

10	PIMCO ALL ASSET FUND AND PIMCO ALL ASSET ALL AUTHORITY FUND

Institutional Class - PAAIX	I-2 - PALPX	I-3 - PAANX	Administrative Class - PAALX
Class A - PASAX	Class C - PASCX	Class R - PATRX

Top 10 Holdings as of March 31, 2021†§

PIMCO All Asset: Multi-RAE PLUS Fund	15.2%
PIMCO All Asset: Multi-Real Fund	8.1%
PIMCO RAE Fundamental Advantage PLUS Fund	5.9%
PIMCO RAE Worldwide Long/Short PLUS Fund	5.6%
PIMCO RAE Emerging Markets Fund	5.2%
PIMCO Income Fund	5.0%
PIMCO RAE PLUS International Fund	5.0%
PIMCO RealEstateRealReturn Strategy Fund	4.9%
PIMCO RAE PLUS EMG Fund	4.0%
PIMCO Real Return Fund	3.7%

†	% of Investments, at value.
§	Top 10 Holdings and % of Investments exclude securities sold short, financial derivative instruments and short-term instruments, if any.

Investment Objective and Strategy Overview

PIMCO All Asset Fund seeks maximum real return, consistent with preservation of real capital and prudent investment management. The Fund invests, under normal circumstances, substantially all of its assets in the least expensive class of shares of any actively managed or smart beta funds (including mutual funds or exchange-traded funds) of the Trust, PIMCO ETF Trust, or PIMCO Equity Series, each an affiliated open-end investment company, except other funds of funds and series of the Trust sub-advised by Gurtin Municipal Bond Management (collectively, “Underlying PIMCO Funds”) and does not invest directly in stocks or bonds of other issuers. Research Affiliates, LLC, the Fund’s asset allocation sub-adviser, determines how the Fund allocates and reallocates its assets among the Underlying PIMCO Funds. In doing so, the asset allocation sub-adviser seeks concurrent exposure to a broad spectrum of asset classes. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following affected performance (on a gross basis) during the reporting period:

»

Positions in emerging markets equities, primarily through the PIMCO RAE Emerging Markets Fund, the PIMCO RAE PLUS EMG Fund, and the PIMCO RAFI Dynamic Multi-Factor Emerging Markets Equity ETF benefited performance, as these Underlying PIMCO Funds posted positive returns.

»

Exposure to commodities and real estate investment trusts, primarily through the PIMCO CommoditiesPLUS® Strategy Fund, the PIMCO RealEstateRealReturn Strategy Fund, and the PIMCO All Asset: Multi-Real Fund benefited performance, as these Underlying PIMCO Funds posted positive returns.

»	Exposure to developed ex-U.S. equities, primarily through the PIMCO RAE PLUS International Fund,

the RAE Fundamental International Large exposure gained via the PIMCO All Asset: Multi-RAE PLUS Fund, and the PIMCO StocksPLUS® International Fund (USD-Hedged) benefited performance, as these Underlying PIMCO Funds and exposures posted positive returns.

»	Exposure to U.S. equities, primarily through the PIMCO RAE PLUS Small Fund and the PIMCO RAE US Small Fund, benefited performance, as these Underlying PIMCO Funds posted positive returns.

»

Exposure to alternative strategies, primarily through the PIMCO RAE Fundamental Advantage PLUS Fund and the PIMCO Worldwide Long/Short PLUS Fund, benefited performance, as these Underlying PIMCO Funds posted positive returns.

»	There were no material detractors for this Fund.

ANNUAL REPORT	MARCH 31, 2021	11

PIMCO All Asset All Authority Fund

Cumulative Returns Through March 31, 2021

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Average Annual Total Return for the period ended March 31, 2021

	1 Year	5 Years	10 Years	Fund Inception (10/31/03)
PIMCO All Asset All Authority Fund Institutional Class	37.48%	6.21%	3.20%	5.29%
PIMCO All Asset All Authority Fund I-2	37.51%	6.11%	3.10%	5.16%
PIMCO All Asset All Authority Fund I-3	37.46%	6.05%	3.02%	5.14%
PIMCO All Asset All Authority Fund Class A	36.95%	5.73%	2.73%	4.75%
PIMCO All Asset All Authority Fund Class A (adjusted)	29.41%	4.54%	2.15%	4.52%
PIMCO All Asset All Authority Fund Class C	35.91%	4.94%	1.97%	3.96%
PIMCO All Asset All Authority Fund Class C (adjusted)	34.91%	4.94%	1.97%	3.96%
Bloomberg Barclays U.S. TIPS Index	7.54%	3.86%	3.44%	4.33%
Consumer Price Index + 650 Basis Points	9.14%	8.65%	8.23%	8.58%
Lipper Alternative Global Macro Funds Average	23.54%	5.32%	3.72%	4.22%

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares and 1.00% CDSC on Class C shares. For performance current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

For periods prior to the inception date of a share class launched subsequent to the Fund’s inception date, the performance information shown is adjusted for the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by each respective share class.

The Fund’s total annual operating expense ratio in effect as of period end, which includes the Acquired Fund Fees and Expenses (Underlying PIMCO Fund expenses), were 3.08% for Institutional Class shares, 3.18% for I-2 shares, 3.28% for I-3 Shares, 3.53% for Class A shares, and 4.28% for Class C shares. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

12	PIMCO ALL ASSET FUND AND PIMCO ALL ASSET ALL AUTHORITY FUND

Institutional Class - PAUIX	I-2 - PAUPX	I-3 - PAUNX
Class A - PAUAX	Class C - PAUCX

Top 10 Holdings as of March 31, 2021†§

PIMCO All Asset: Multi-RAE PLUS Fund	14.4%
PIMCO All Asset: Multi-Real Fund	5.6%
PIMCO RAE Emerging Markets Fund	5.3%
PIMCO All Asset: Multi-Short PLUS Fund	5.1%
PIMCO StocksPLUS® Short Fund	4.9%
PIMCO Income Fund	4.8%
PIMCO RAE PLUS Fund	4.2%
PIMCO RAE Worldwide Long/Short PLUS Fund	4.1%
PIMCO Real Return Fund	3.7%
PIMCO Extended Duration Fund	3.6%

†	% of Investments, at value.
§	Top 10 Holdings and % of Investments exclude securities sold short, financial derivative instruments and short-term instruments, if any.

Investment Objective and Strategy Overview

PIMCO All Asset All Authority Fund seeks maximum real return, consistent with preservation of real capital and prudent investment management. The Fund invests, under normal circumstances, substantially all of its assets in the least expensive class of shares of any actively managed or smart beta funds (including mutual funds or exchange-traded funds) of the Trust, or PIMCO ETF Trust or PIMCO Equity Series, each an affiliated open-end investment company, except other funds of funds and series of the Trust sub-advised by Gurtin Municipal Bond Management (collectively, “Underlying PIMCO Funds”). The Fund invests its assets in shares of the Underlying PIMCO Funds and does not invest directly in stocks or bonds of other issuers. Research Affiliates, LLC, the Fund’s asset allocation sub-adviser, determines how the Fund allocates and reallocates its assets among the Underlying PIMCO Funds. In doing so, the asset allocation sub-adviser seeks concurrent exposure to a broad spectrum of asset classes. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following affected performance (on a gross basis) during the reporting period:

»

Positions in emerging markets equities, primarily through the PIMCO RAE Emerging Markets Fund, the PIMCO RAE PLUS EMG Fund, and the PIMCO RAFI Dynamic Multi-Factor Emerging Markets Equity ETF contributed to performance, as these Underlying PIMCO Funds posted positive returns.

»

Exposure to U.S. equities, primarily through the PIMCO RAE PLUS Fund, the PIMCO RAE PLUS Small Fund, and the PIMCO RAE US Small Fund contributed to performance, as these Underlying PIMCO Funds posted positive returns.

»

Exposure to commodities and real estate investment trusts, primarily through the PIMCO CommoditiesPLUS® Strategy Fund, the PIMCO RealEstateRealReturn Strategy Fund, and the PIMCO All Asset: Multi-Real Fund contributed to performance, as these Underlying PIMCO Funds posted positive returns.

»

Exposure to developed ex-U.S. equities, primarily through the PIMCO RAE PLUS International Fund, the RAE Fundamental International Large exposure gained via the PIMCO All Asset: Multi-RAE PLUS Fund, the PIMCO StocksPLUS® International Fund (USD-Hedged), and the PIMCO StocksPLUS® International Fund (Unhedged) contributed to performance, as these Underlying PIMCO Funds and exposures posted positive returns.

»

Exposure to alternative strategies, primarily through the PIMCO RAE Fundamental Advantage PLUS Fund and the PIMCO Worldwide Long/Short PLUS Fund, contributed to performance, as these Underlying PIMCO Funds posted positive returns.

»

Short exposure to U.S. equities through the PIMCO StocksPLUS® Short Fund and the PIMCO All Asset: Multi-Short PLUS Fund detracted from performance as these Underlying PIMCO Funds posted negative returns.

ANNUAL REPORT	MARCH 31, 2021	13

Expense Examples

Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and exchange fees and (2) ongoing costs, including investment advisory fees, supervisory and administrative fees, distribution and/or service (12b-1) fees (if applicable), and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for all Funds and share classes is from October 1, 2020 to March 31, 2021 unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the appropriate row for your share class, in the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any Acquired Fund Fees and Expenses or transactional costs, such as sales charges (loads) on purchase payments and exchange fees, if any. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the investment advisory fees and supervisory and administrative fees, such as fees and expenses of the independent trustees and their counsel, extraordinary expenses and interest expense.

14	PIMCO ALL ASSET FUND AND PIMCO ALL ASSET ALL AUTHORITY FUND

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (10/01/20)	Ending Account Value (03/31/21)	Expenses Paid During Period*	Beginning Account Value (10/01/20)	Ending Account Value (03/31/21)	Expenses Paid During Period*	Net Annualized Expense Ratio**
PIMCO All Asset Fund
Institutional Class	$1,000.00	$1,191.00	$0.68	$1,000.00	$1,024.31	$0.63	0.125%
I-2	1,000.00	1,190.90	1.23	1,000.00	1,023.81	1.14	0.225
I-3	1,000.00	1,189.80	1.50	1,000.00	1,023.56	1.39	0.275
Administrative Class	1,000.00	1,190.10	2.05	1,000.00	1,023.06	1.89	0.375
Class A	1,000.00	1,188.20	3.14	1,000.00	1,022.06	2.90	0.575
Class C	1,000.00	1,184.00	7.21	1,000.00	1,018.32	6.67	1.325
Class R	1,000.00	1,186.30	4.50	1,000.00	1,020.82	4.16	0.825

PIMCO All Asset All Authority Fund
Institutional Class	$1,000.00	$1,198.70	$3.29	$1,000.00	$1,021.94	$3.02	0.60%
I-2	1,000.00	1,197.80	3.84	1,000.00	1,021.44	3.53	0.70
I-3	1,000.00	1,197.60	4.11	1,000.00	1,021.19	3.78	0.75
Class A	1,000.00	1,194.60	5.75	1,000.00	1,019.70	5.29	1.05
Class C	1,000.00	1,191.50	9.83	1,000.00	1,015.96	9.05	1.80

* Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

** Net Annualized Expense Ratio is reflective of any applicable contractual fee waivers and/or expense reimbursements or voluntary fee waivers. Details regarding fee waivers, if any, can be found in Note 8, Fees and Expenses, in the Notes to Financial Statements.

ANNUAL REPORT	MARCH 31, 2021	15

Benchmark Descriptions

Index*	Benchmark Description

Bloomberg Barclays U.S. TIPS Index	Bloomberg Barclays U.S. TIPS Index is an unmanaged market index comprised of all U.S. Treasury Inflation-Protected Securities rated investment grade (Baa3 or better), have at least one year to final maturity, and at least $500 million par amount outstanding.

Bloomberg Barclays U.S. TIPS: 1-10 Year Index	Bloomberg Barclays U.S. TIPS: 1-10 Year Index is an unmanaged market index comprised of U.S. Treasury Inflation-Protected Securities having a maturity of at least 1 year and less than 10 years.

Consumer Price Index + 500 Basis Points	CPI + 500 Basis Points benchmark is created by adding 5% to the annual percentage change in the Consumer Price Index (CPI). This index reflects seasonally adjusted returns. The Consumer Price Index is an unmanaged index representing the rate of inflation of the U.S. consumer prices as determined by the U.S. Bureau of Labor Statistics. There can be no guarantee that the CPI or other indexes will reflect the exact level of inflation at any given time.

Consumer Price Index + 650 Basis Points	CPI + 650 Basis Points benchmark is created by adding 6.5% to the annual percentage change in the Consumer Price Index (CPI). This index reflects seasonally adjusted returns. The Consumer Price Index is an unmanaged index representing the rate of inflation of the U.S. consumer prices as determined by the U.S. Bureau of Labor Statistics. There can be no guarantee that the CPI or other indexes will reflect the exact level of inflation at any given time.

*	It is not possible to invest directly in an unmanaged index.

16	PIMCO ALL ASSET FUND AND PIMCO ALL ASSET ALL AUTHORITY FUND

(THIS PAGE INTENTIONALLY LEFT BLANK)

ANNUAL REPORT	MARCH 31, 2021	17

Financial Highlights

		Investment Operations			Less Distributions(c)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period(a)	Net Investment Income (Loss)(b)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total

PIMCO All Asset Fund

Institutional Class

03/31/2021	$9.94	$0.84	$2.80	$3.64	$(0.81)	$0.00	$0.00	$(0.81)

03/31/2020	11.48	0.32	(1.49)	(1.17)	(0.36)	0.00	(0.01)	(0.37)

03/31/2019	12.12	0.59	(0.63)	(0.04)	(0.60)	0.00	0.00	(0.60)

03/31/2018	11.69	0.54	0.47	1.01	(0.58)	0.00	0.00	(0.58)

03/31/2017	10.68	0.35	1.04	1.39	(0.36)	0.00	(0.02)	(0.38)

I-2

03/31/2021	9.97	0.84	2.79	3.63	(0.80)	0.00	0.00	(0.80)

03/31/2020	11.50	0.31	(1.48)	(1.17)	(0.35)	0.00	(0.01)	(0.36)

03/31/2019	12.14	0.56	(0.61)	(0.05)	(0.59)	0.00	0.00	(0.59)

03/31/2018	11.72	0.53	0.46	0.99	(0.57)	0.00	0.00	(0.57)

03/31/2017	10.70	0.34	1.05	1.39	(0.35)	0.00	(0.02)	(0.37)

I-3

03/31/2021	9.97	1.07	2.55	3.62	(0.79)	0.00	0.00	(0.79)

03/31/2020	11.50	0.22	(1.41)	(1.19)	(0.33)	0.00	(0.01)	(0.34)

04/27/2018 - 03/31/2019	12.14	0.50	(0.55)	(0.05)	(0.59)	0.00	0.00	(0.59)

Administrative Class

03/31/2021	9.97	0.81	2.80	3.61	(0.78)	0.00	0.00	(0.78)

03/31/2020	11.50	0.29	(1.48)	(1.19)	(0.33)	0.00	(0.01)	(0.34)

03/31/2019	12.14	0.55	(0.62)	(0.07)	(0.57)	0.00	0.00	(0.57)

03/31/2018	11.72	0.52	0.45	0.97	(0.55)	0.00	0.00	(0.55)

03/31/2017	10.70	0.31	1.06	1.37	(0.33)	0.00	(0.02)	(0.35)

Class A

03/31/2021	9.96	0.80	2.78	3.58	(0.76)	0.00	0.00	(0.76)

03/31/2020	11.49	0.27	(1.48)	(1.21)	(0.31)	0.00	(0.01)	(0.32)

03/31/2019	12.13	0.53	(0.62)	(0.09)	(0.55)	0.00	0.00	(0.55)

03/31/2018	11.71	0.47	0.48	0.95	(0.53)	0.00	0.00	(0.53)

03/31/2017	10.70	0.29	1.05	1.34	(0.31)	0.00	(0.02)	(0.33)

Class C

03/31/2021	9.91	0.52	2.95	3.47	(0.64)	0.00	0.00	(0.64)

03/31/2020	11.44	0.18	(1.48)	(1.30)	(0.22)	0.00	(0.01)	(0.23)

03/31/2019	12.08	0.44	(0.62)	(0.18)	(0.46)	0.00	0.00	(0.46)

03/31/2018	11.66	0.39	0.47	0.86	(0.44)	0.00	0.00	(0.44)

03/31/2017	10.66	0.20	1.05	1.25	(0.23)	0.00	(0.02)	(0.25)

18	PIMCO ALL ASSET FUND AND PIMCO ALL ASSET ALL AUTHORITY FUND	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets(d)
Net Asset Value End of Year or Period(a)	Total Return(a)	Net Assets End of Year or Period (000s)	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expense		Expenses Excluding Interest Expense and Waivers		Net Investment Income (Loss)	Portfolio Turnover Rate

$12.77	37.13%	$14,734,941	0.135%		0.225%		0.135%		0.225%		7.22%	143%

9.94	(10.61)	13,039,098	0.075		0.225		0.075		0.225		2.79	44

11.48	(0.13)	15,726,640	0.095		0.225		0.095		0.225		5.08	42

12.12	8.77	17,292,168	0.125		0.225		0.125		0.225		4.48	37

11.69	13.21	16,330,803	0.085		0.225		0.085		0.225		3.06	54

12.80	36.89	547,542	0.235		0.325		0.235		0.325		7.16%	143

9.97	(10.59)	465,828	0.175		0.325		0.175		0.325		2.69	44

11.50	(0.24)	578,778	0.195		0.325		0.195		0.325		4.86	42

12.14	8.56	745,549	0.225		0.325		0.225		0.325		4.39	37

11.72	13.18	588,700	0.185		0.325		0.185		0.325		3.02	54

12.80	36.86	9,628	0.285		0.425		0.285		0.425		8.82%	143

9.97	(10.75)	1,457	0.225		0.425		0.225		0.425		1.93	44

11.50	(0.23)	10,560	0.245	*	0.425	*	0.245	*	0.425	*	4.72 *	42

12.80	36.71	101,104	0.385		0.475		0.385		0.475		6.91%	143

9.97	(10.72)	89,662	0.325		0.475		0.325		0.475		2.52	44

11.50	(0.39)	120,445	0.345		0.475		0.345		0.475		4.75	42

12.14	8.40	164,254	0.375		0.475		0.375		0.475		4.30	37

11.72	13.00	191,878	0.335		0.475		0.335		0.475		2.75	54

12.78	36.41	890,767	0.585		0.675		0.585		0.675		6.88%	143

9.96	(10.90)	720,356	0.525		0.675		0.525		0.675		2.33	44

11.49	(0.57)	962,181	0.545		0.675		0.545		0.675		4.58	42

12.13	8.21	1,132,320	0.575		0.675		0.575		0.675		3.88	37

11.71	12.67	730,425	0.565	(e)	0.705	(e)	0.565	(e)	0.705	(e)	2.58	54

12.74	35.41	67,808	1.335		1.425		1.335		1.425		4.56%	143

9.91	(11.63)	181,495	1.275		1.425		1.275		1.425		1.55	44

11.44	(1.33)	318,896	1.295		1.425		1.295		1.425		3.81	42

12.08	7.45	444,532	1.325		1.425		1.325		1.425		3.25	37

11.66	11.82	663,861	1.315	(e)	1.455	(e)	1.315	(e)	1.455	(e)	1.82	54

ANNUAL REPORT	MARCH 31, 2021	19

Financial Highlights (Cont.)

		Investment Operations			Less Distributions(c)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period(a)	Net Investment Income (Loss)(b)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total

PIMCO All Asset Fund (Cont.)

Class R

03/31/2021	$9.89	$0.76	$2.76	$3.52	$(0.73)	$0.00	$0.00	$(0.73)

03/31/2020	11.42	0.24	(1.48)	(1.24)	(0.28)	0.00	(0.01)	(0.29)

03/31/2019	12.06	0.50	(0.62)	(0.12)	(0.52)	0.00	0.00	(0.52)

03/31/2018	11.64	0.45	0.47	0.92	(0.50)	0.00	0.00	(0.50)

03/31/2017	10.64	0.26	1.04	1.30	(0.28)	0.00	(0.02)	(0.30)

PIMCO All Asset All Authority Fund

Institutional Class

03/31/2021	$6.66	$0.71	$1.75	$2.46	$(0.63)	$0.00	$0.00	$(0.63)

03/31/2020	8.17	0.16	(1.46)	(1.30)	(0.21)	0.00	0.00	(0.21)

03/31/2019	8.90	0.44	(0.70)	(0.26)	(0.47)	0.00	(0.00)	(0.47)

03/31/2018	8.76	0.44	0.19	0.63	(0.48)	0.00	(0.01)	(0.49)

03/31/2017	8.04	0.25	0.75	1.00	(0.25)	0.00	(0.03)	(0.28)

I-2

03/31/2021	6.66	0.69	1.77	2.46	(0.62)	0.00	0.00	(0.62)

03/31/2020	8.18	0.15	(1.46)	(1.31)	(0.21)	0.00	0.00	(0.21)

03/31/2019	8.91	0.41	(0.68)	(0.27)	(0.46)	0.00	(0.00)	(0.46)

03/31/2018	8.77	0.43	0.19	0.62	(0.47)	0.00	(0.01)	(0.48)

03/31/2017	8.05	0.24	0.75	0.99	(0.24)	0.00	(0.03)	(0.27)

I-3

03/31/2021	6.66	0.62	1.84	2.46	(0.62)	0.00	0.00	(0.62)

03/31/2020	8.17	0.09	(1.41)	(1.32)	(0.19)	0.00	0.00	(0.19)

04/27/2018 -03/31/2019	8.90	0.43	(0.70)	(0.27)	(0.46)	0.00	(0.00)	(0.46)

Class A

03/31/2021	6.66	0.73	1.70	2.43	(0.60)	0.00	0.00	(0.60)

03/31/2020	8.18	0.13	(1.47)	(1.34)	(0.18)	0.00	0.00	(0.18)

03/31/2019	8.91	0.40	(0.70)	(0.30)	(0.43)	0.00	(0.00)	(0.43)

03/31/2018	8.77	0.38	0.21	0.59	(0.44)	0.00	(0.01)	(0.45)

03/31/2017	8.05	0.21	0.76	0.97	(0.22)	0.00	(0.03)	(0.25)

20	PIMCO ALL ASSET FUND AND PIMCO ALL ASSET ALL AUTHORITY FUND	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets(d)
Net Asset Value End of Year or Period(a)	Total Return(a)	Net Assets End of Year or Period (000s)	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expense		Expenses Excluding Interest Expense and Waivers		Net Investment Income (Loss)	Portfolio Turnover Rate

$12.68	36.05%	$46,373	0.835%		0.925%		0.835%		0.925%		6.54%	143%

9.89	(11.18)	41,037	0.775		0.925		0.775		0.925		2.08	44

11.42	(0.82)	53,464	0.795		0.925		0.795		0.925		4.36	42

12.06	8.00	64,912	0.825		0.925		0.825		0.925		3.79	37

11.64	12.39	71,325	0.815	(e)	0.955	(e)	0.815	(e)	0.955	(e)	2.33	54

$8.49	37.48%	$2,289,116	0.73	%(f)	0.76	%(f)	0.23%		0.26%		9.12%	159%

6.66	(16.32)	2,349,263	1.44	(f)	1.53	(f)	0.16		0.25		1.99	45

8.17	(2.78)	4,080,399	1.55	(f)	1.62	(f)	0.18		0.25		5.25	39

8.90	7.28	5,692,188	1.12	(f)	1.16	(f)	0.21		0.25		4.92	35

8.76	12.66	5,690,312	0.80	(f)	0.87	(f)	0.18		0.25		2.90	51

8.50	37.51	289,056	0.83	(f)	0.86	(f)	0.33		0.36		8.83	159

6.66	(16.51)	331,178	1.54	(f)	1.63	(f)	0.26		0.35		1.88	45

8.18	(2.88)	605,219	1.65	(f)	1.72	(f)	0.28		0.35		4.92	39

8.91	7.18	935,337	1.22	(f)	1.26	(f)	0.31		0.35		4.80	35

8.77	12.54	838,859	0.90	(f)	0.97	(f)	0.28		0.35		2.85	51

8.50	37.46	11,581	0.88	(f)	0.96	(f)	0.38		0.46		7.70	159

6.66	(16.52)	1,561	1.59	(f)	1.73	(f)	0.31		0.45		1.07	45

8.17	(2.88)	26,421	1.70	(f)*	1.82	(f)*	0.33	*	0.45	*	5.60 *	39

8.49	36.95	465,005	1.18	(f)	1.21	(f)	0.68		0.71		9.24	159

6.66	(16.79)	343,870	1.89	(f)	1.98	(f)	0.61		0.70		1.55	45

8.18	(3.22)	524,713	2.00	(f)	2.07	(f)	0.63		0.70		4.72	39

8.91	6.82	740,822	1.57	(f)	1.61	(f)	0.66		0.70		4.21	35

8.77	12.16	557,523	1.25	(f)	1.32	(f)	0.63		0.70		2.42	51

ANNUAL REPORT	MARCH 31, 2021	21

Financial Highlights (Cont.)

		Investment Operations			Less Distributions(c)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period(a)	Net Investment Income (Loss)(b)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total

PIMCO All Asset All Authority Fund (Cont.)

Class C

03/31/2021	$6.66	$0.48	$1.89	$2.37	$(0.52)	$0.00	$0.00	$(0.52)

03/31/2020	8.18	0.06	(1.46)	(1.40)	(0.12)	0.00	0.00	(0.12)

03/31/2019	8.91	0.33	(0.69)	(0.36)	(0.37)	0.00	(0.00)	(0.37)

03/31/2018	8.77	0.33	0.19	0.52	(0.37)	0.00	(0.01)	(0.38)

03/31/2017	8.06	0.14	0.76	0.90	(0.16)	0.00	(0.03)	(0.19)

^	A zero balance may reflect actual amounts rounding to less than $0.01 or 0.01%.
*	Annualized
(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Funds.
(b)	Per share amounts based on average number of shares outstanding during the year or period.
(c)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

(d)

Ratios shown do not include expenses of the investment companies in which a Fund may invest. See Note 8, Fees and Expenses, in the Notes to Financial Statements for more information regarding the expenses and any applicable fee waivers associated with these investments.

(e)	Effective October 1, 2016, the Class’s supervisory and administrative fee was decreased by 0.05% to an annual rate of 0.25%.
(f)	Ratio of expenses to average net assets includes line of credit expenses.

22	PIMCO ALL ASSET FUND AND PIMCO ALL ASSET ALL AUTHORITY FUND	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets(d)
Net Asset Value End of Year or Period(a)	Total Return(a)	Net Assets End of Year or Period (000s)	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expense	Expenses Excluding Interest Expense and Waivers	Net Investment Income (Loss)	Portfolio Turnover Rate

$8.51	35.91%	$64,967	1.93	%(f)	1.96	%(f)	1.43%	1.46%	6.18%	159%

6.66	(17.41)	184,046	2.64	(f)	2.73	(f)	1.36	1.45	0.74	45

8.18	(3.96)	376,183	2.75	(f)	2.82	(f)	1.38	1.45	3.98	39

8.91	6.04	556,929	2.32	(f)	2.36	(f)	1.41	1.45	3.69	35

8.77	11.29	742,593	2.00	(f)	2.07	(f)	1.38	1.45	1.64	51

ANNUAL REPORT	MARCH 31, 2021	23

Statements of Assets and Liabilities

(Amounts in thousands†, except per share amounts)	PIMCO All Asset Fund	PIMCO All Asset All Authority Fund

Assets:

Investments, at value
Investments in Affiliates	$16,400,058	$4,321,129
Cash	110	317
Receivable for investments in Affiliates sold	35,435	2,306
Receivable for Fund shares sold	8,349	1,888
Dividends receivable from Affiliates	13,185	3,608
Reimbursement receivable from PIMCO	1,577	104
Prepaid expenses	0	669
Other assets	0	4

Total Assets	16,458,714	4,330,025

Liabilities:

Borrowings & Other Financing Transactions
Payable for line of credit	$0	$1,200,000
Payable for investments in Affiliates purchased	49,057	6,033
Payable for Fund shares redeemed	7,853	3,164
Accrued investment advisory fees	2,437	533
Accrued supervisory and administrative fees	915	250
Accrued distribution fees	75	43
Accrued servicing fees	214	114
Other liabilities	0	163

Total Liabilities	60,551	1,210,300

Net Assets	$16,398,163	$3,119,725

Net Assets Consist of:

Paid in capital	$17,632,322	$9,439,217
Distributable earnings (accumulated loss)	(1,234,159)	(6,319,492)

Net Assets	$16,398,163	$3,119,725

Cost of investments in Affiliates	$14,462,630	$4,167,614

†	A zero balance may reflect actual amounts rounding to less than one thousand.

24	PIMCO ALL ASSET FUND AND PIMCO ALL ASSET ALL AUTHORITY FUND	See Accompanying Notes

March 31, 2021

	PIMCO All Asset Fund	PIMCO All Asset All Authority Fund

Net Assets:

Institutional Class	$14,734,941	$2,289,116
I-2	547,542	289,056
I-3	9,628	11,581
Administrative Class	101,104	N/A
Class A	890,767	465,005
Class C	67,808	64,967
Class R	46,373	N/A

Shares Issued and Outstanding:

Institutional Class	1,153,925	269,560
I-2	42,783	34,015
I-3	752	1,362
Administrative Class	7,901	N/A
Class A	69,715	54,747
Class C	5,323	7,631
Class R	3,656	N/A

Net Asset Value Per Share Outstanding(a):

Institutional Class	$12.77	$8.49
I-2	12.80	8.50
I-3	12.80	8.50
Administrative Class	12.80	N/A
Class A	12.78	8.49
Class C	12.74	8.51
Class R	12.68	N/A

(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Funds.

ANNUAL REPORT	MARCH 31, 2021	25

Statements of Operations

Year Ended March 31, 2021
(Amounts in thousands†)	PIMCO All Asset Fund	PIMCO All Asset All Authority Fund

Investment Income:

Dividends from Investments in Affiliates	$1,138,524	$303,086
Total Income	1,138,524	303,086

Expenses:

Investment advisory fees	27,105	6,176
Supervisory and administrative fees	10,247	2,908
Distribution and/or servicing fees - Administrative Class	238	N/A
Distribution fees - Class C	1,107	1,118
Distribution fees - Class R	111	N/A
Servicing fees - Class A	2,019	953
Servicing fees - Class C	369	373
Servicing fees - Class R	112	N/A
Trustee fees	92	20
Interest expense	21	15,309
Miscellaneous expense	0	331
Total Expenses	41,421	27,188
Waiver and/or Reimbursement by PIMCO	(14,086)	(936)
Net Expenses	27,335	26,252

Net Investment Income (Loss)	1,111,189	276,834

Net Realized Gain (Loss):

Investments in Affiliates	(486,381)	(272,685)
Net capital gain distributions received from Affiliate investments	201,145	72,198

Net Realized Gain (Loss)	(285,236)	(200,487)

Net Change in Unrealized Appreciation (Depreciation):

Investments in Affiliates	4,029,788	910,045

Net Change in Unrealized Appreciation (Depreciation)	4,029,788	910,045

Net Increase (Decrease) in Net Assets Resulting from Operations	$4,855,741	$986,392

†	A zero balance may reflect actual amounts rounding to less than one thousand.

26	PIMCO ALL ASSET FUND AND PIMCO ALL ASSET ALL AUTHORITY FUND	See Accompanying Notes

Statements of Changes in Net Assets

(Amounts in thousands†)	PIMCO All Asset Fund		PIMCO All Asset All Authority Fund
	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2021	Year Ended March 31, 2020

Increase (Decrease) in Net Assets from:

Operations:

Net investment income (loss)	$1,111,189	$479,783	$276,834	$90,857
Net realized gain (loss)	(285,236)	(127,758)	(200,487)	(947,010)
Net change in unrealized appreciation (depreciation)	4,029,788	(2,110,032)	910,045	180,414

Net Increase (Decrease) in Net Assets Resulting from Operations	4,855,741	(1,758,007)	986,392	(675,739)

Distributions to Shareholders:

From net investment income and/or net realized capital gains
Institutional Class	(930,319)	(486,898)	(171,360)	(90,632)
I-2	(32,842)	(17,215)	(21,694)	(13,026)
I-3	(456)	(37)	(212)	(89)
Administrative Class	(6,112)	(3,155)	N/A	N/A
Class A	(51,843)	(24,069)	(29,869)	(10,322)
Class C	(5,722)	(4,816)	(6,871)	(3,947)
Class R	(2,728)	(1,251)	N/A	N/A

Tax basis return of capital
Institutional Class	0	(11,222)	0	0
I-2	0	(411)	0	0
I-3	0	(2)	0	0
Administrative Class	0	(79)	N/A	N/A
Class A	0	(650)	0	0
Class C	0	(185)	0	0
Class R	0	(37)	N/A	N/A

Total Distributions(a)	(1,030,022)	(550,027)	(230,006)	(118,016)

Fund Share Transactions:
Net increase (decrease) resulting from Fund share transactions*	(1,966,489)	(923,997)	(846,579)	(1,609,262)

Total Increase (Decrease) in Net Assets	1,859,230	(3,232,031)	(90,193)	(2,403,017)

Net Assets:
Beginning of year	14,538,933	17,770,964	3,209,918	5,612,935
End of year	$16,398,163	$14,538,933	$3,119,725	$3,209,918

†	A zero balance may reflect actual amounts rounding to less than one thousand.
*	See Note 12, Shares of Beneficial Interest, in the Notes to Financial Statements.
(a)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

ANNUAL REPORT	MARCH 31, 2021	27

Statement of Cash Flows PIMCO All Asset All Authority Fund

Year Ended March 31, 2021 (Amounts in thousands†)

Cash Flows Provided by (Used for) Operating Activities:

Net increase (decrease) in net assets resulting from operations	$986,392

Adjustments to Reconcile Net Increase (Decrease) in Net Assets from Operations to Net Cash Provided by (Used for) Operating Activities:

Purchases of long-term securities	(6,048,728)
Proceeds from sales of long-term securities	6,853,738
(Purchases) Proceeds from sales of short-term portfolio investments, net	10,434
(Increase) decrease in receivable for investments sold	69,777
(Increase) decrease in dividends receivable from Affiliates	1,205
(Increase) decrease in reimbursement receivable from PIMCO	68
(Increase) decrease in prepaid expenses	139
(Increase) decrease in other assets	(4)
Increase (decrease) in payable for investments purchased	(70,756)
Increase (decrease) in accrued investment advisory fees	(52)
Increase (decrease) in accrued supervisory and administrative fees	(23)
Increase (decrease) in accrued distribution fees	(80)
Increase (decrease) in accrued servicing fees	(4)
Increase (decrease) in other liabilities	(307)
Net Realized (Gain) Loss
Investments in Affiliates	272,685
Net capital gain distributions received from Affiliate investments	(72,198)
Net Change in Unrealized (Appreciation) Depreciation
Investments in Affiliates	(910,045)
Net Cash Provided by (Used for) Operating Activities	1,092,241

Cash Flows Received from (Used for) Financing Activities:

Proceeds from shares sold	447,549
Payments on shares redeemed	(1,521,501)
Increase (decrease) in overdraft due to custodian	(27)
Cash distributions paid*	(17,945)
Net Cash Received from (Used for) Financing Activities	(1,091,924)

Net Increase (Decrease) in Cash and Foreign Currency	317

Cash and Foreign Currency:

Beginning of year	0
End of year	$317
* Reinvestment of distributions	$212,061

Supplemental Disclosure of Cash Flow Information:

Interest expense paid during the year	$15,479

Non-Cash Purchase In-Kind	$693,711

Non-Cash Sales In-Kind	$693,711

†	A zero balance may reflect actual amounts rounding to less than one thousand.

A Statement of Cash Flows is presented when the Fund has a significant amount of borrowing during the year, based on the average total borrowing outstanding in relation to total assets or when substantially all of the Fund’s investments are not classified as Level 1 or 2 in the fair value hierarchy.

28	PIMCO ALL ASSET FUND AND PIMCO ALL ASSET ALL AUTHORITY FUND	See Accompanying Notes

Schedule of Investments PIMCO All Asset Fund

March 31, 2021

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 100.0%

MUTUAL FUNDS (a) 97.4%

PIMCO All Asset: Multi-RAE PLUS Fund	215,189,588	$2,496,199

PIMCO All Asset: Multi-Real Fund	107,818,226	1,326,164

PIMCO CommoditiesPLUS® Strategy Fund	41,954,628	472,409

PIMCO Dynamic Bond Fund	13,827,712	149,892

PIMCO Emerging Markets Bond Fund	19,675,773	202,070

PIMCO Emerging Markets Currency and Short-Term Investments Fund	57,207,006	453,079

PIMCO Emerging Markets Local Currency and Bond Fund	44,048,980	283,235

PIMCO Extended Duration Fund	70,063,185	498,850

PIMCO High Yield Fund	40,287,275	362,183

PIMCO Income Fund	68,616,106	821,335

PIMCO International Bond Fund (U.S. Dollar-Hedged)	9,571,626	104,331

PIMCO Investment Grade Credit Bond Fund	13,549,635	145,252

PIMCO Long-Term Real Return Fund	34,740,545	252,911

PIMCO Long-Term U.S. Government Fund	39,398,075	206,052

PIMCO Low Duration Fund	25,871,015	256,899

PIMCO Mortgage Opportunities and Bond Fund	10,908,704	119,341

PIMCO RAE Emerging Markets Fund	77,129,599	856,910

PIMCO RAE Fundamental Advantage PLUS Fund	101,553,923	965,778

PIMCO RAE International Fund	36,833,068	401,112

PIMCO RAE PLUS EMG Fund	63,276,859	649,853

PIMCO RAE PLUS Fund	20,496,162	142,448

PIMCO RAE PLUS International Fund	118,657,766	815,179

PIMCO RAE PLUS Small Fund	33,801,995	369,794

	SHARES	MARKET VALUE (000S)

PIMCO RAE US Small Fund	24,696,439	$345,503

PIMCO RAE Worldwide Long/Short PLUS Fund	108,093,871	923,122

PIMCO Real Return Fund	49,656,050	598,852

PIMCO RealEstateRealReturn Strategy Fund	90,977,707	805,153

PIMCO Senior Floating Rate Fund	9,706,307	90,366

PIMCO StocksPLUS® International Fund (U.S. Dollar-Hedged)	21,767,331	191,117

PIMCO Total Return Fund	49,643,008	507,352

PIMCO TRENDS Managed Futures Strategy Fund	14,808,785	157,121

Total Mutual Funds (Cost $14,097,937)		15,969,862

EXCHANGE-TRADED FUNDS 2.0%

PIMCO RAFI Dynamic Multi-Factor Emerging Markets Equity ETF	11,476,621	330,871

Total Exchange-Traded Funds (Cost $265,366)		330,871

SHORT-TERM INSTRUMENTS 0.6%

MUTUAL FUNDS 0.6%

PIMCO Government Money Market Fund
0.080% (a)(b)	98,443,358	98,444

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 0.0%

PIMCO Short-Term Floating NAV Portfolio III	89,381	881

Total Short-Term Instruments (Cost $99,327)		99,325

Total Investments in Affiliates (Cost $14,462,630)		16,400,058

Total Investments 100.0% (Cost $14,462,630)		$16,400,058

Other Assets and Liabilities, net 0.0%		(1,895)

Net Assets 100.0%		$16,398,163

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2021	29

Schedule of Investments PIMCO All Asset Fund (Cont.)

March 31, 2021

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Institutional Class Shares of each Fund.
(b)	Coupon represents a 7-Day Yield.

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2021 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2021
Investments in Affiliates, at Value
Mutual Funds	$15,969,862	$0	$0	$15,969,862
Exchange-Traded Funds	330,871	0	0	330,871
Short-Term Instruments
Mutual Funds	98,444	0	0	98,444
Central Funds Used for Cash Management Purposes	881	0	0	881

Total Investments	$16,400,058	$0	$0	$16,400,058

There were no significant transfers into or out of Level 3 during the period ended March 31, 2021.

30	PIMCO ALL ASSET FUND AND PIMCO ALL ASSET ALL AUTHORITY FUND	See Accompanying Notes

Schedule of Investments PIMCO All Asset All Authority Fund

March 31, 2021

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 138.5%

MUTUAL FUNDS (a) 134.0%

PIMCO All Asset: Multi-RAE PLUS Fund	53,654,229	$622,389

PIMCO All Asset: Multi-Real Fund	19,690,287	242,191

PIMCO All Asset: Multi-Short PLUS Fund	26,685,232	220,153

PIMCO CommoditiesPLUS® Strategy Fund	8,473,296	95,409

PIMCO CommodityRealReturn Strategy Fund®	2,231,982	14,329

PIMCO Dynamic Bond Fund	3,230,192	35,015

PIMCO Emerging Markets Bond Fund	3,844,443	39,482

PIMCO Emerging Markets Currency and Short-Term Investments Fund	11,194,473	88,660

PIMCO Emerging Markets Local Currency and Bond Fund	17,397,481	111,866

PIMCO Extended Duration Fund	21,669,585	154,287

PIMCO High Yield Fund	3,499,916	31,464

PIMCO Income Fund	17,171,156	205,539

PIMCO International Bond Fund (U.S. Dollar-Hedged)	2,707,260	29,509

PIMCO Investment Grade Credit Bond Fund	5,313,066	56,956

PIMCO Long Duration Total Return Fund	5,623,168	55,726

PIMCO Long-Term Real Return Fund	14,126,295	102,839

PIMCO Long-Term U.S. Government Fund	14,544,959	76,070

PIMCO Low Duration Fund	5,427,131	53,891

PIMCO Mortgage Opportunities and Bond Fund	1,331,788	14,570

PIMCO RAE Emerging Markets Fund	20,524,625	228,029

PIMCO RAE Fundamental Advantage PLUS Fund	6,887,066	65,496

PIMCO RAE International Fund	11,245,043	122,459

PIMCO RAE PLUS EMG Fund	9,689,411	99,510

PIMCO RAE PLUS Fund	26,381,551	183,352

	SHARES	MARKET VALUE (000S)

PIMCO RAE PLUS International Fund	13,851,531	$95,160

PIMCO RAE PLUS Small Fund	11,197,698	122,503

PIMCO RAE US Fund	2,521,782	33,590

PIMCO RAE US Small Fund	8,587,923	120,145

PIMCO RAE Worldwide Long/Short PLUS Fund	20,674,613	176,561

PIMCO Real Return Fund	13,349,472	160,995

PIMCO RealEstateRealReturn Strategy Fund	13,796,224	122,097

PIMCO Senior Floating Rate Fund	665,965	6,200

PIMCO StocksPLUS® International Fund (Unhedged)	2,952,035	20,103

PIMCO StocksPLUS® Short Fund	21,741,295	213,500

PIMCO Total Return Fund	12,466,037	127,403

PIMCO TRENDS Managed Futures Strategy Fund	3,151,252	33,435

Total Mutual Funds (Cost $4,038,525)		4,180,883

EXCHANGE-TRADED FUNDS 3.5%

PIMCO RAFI Dynamic Multi-Factor Emerging Markets Equity ETF	3,777,743	108,912

Total Exchange-Traded Funds (Cost $97,755)		108,912

SHORT-TERM INSTRUMENTS 1.0%

MUTUAL FUNDS 1.0%

PIMCO Government Money Market Fund 0.080% (a)(b)	31,207,047	31,207

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2021	31

Schedule of Investments PIMCO All Asset All Authority Fund (Cont.)

March 31, 2021

	SHARES	MARKET VALUE (000S)
CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 0.0%

PIMCO Short-Term Floating NAV Portfolio III	12,824	$127

Total Short-Term Instruments (Cost $31,334)		31,334

Total Investments in Affiliates (Cost $4,167,614)		4,321,129

Total Investments 138.5% (Cost $4,167,614)		$4,321,129

Other Assets and Liabilities, net (38.5)%		(1,201,404)

Net Assets 100.0%		$3,119,725

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Institutional Class Shares of each Fund.
(b)	Coupon represents a 7-Day Yield.

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2021 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2021
Investments in Affiliates, at Value
Mutual Funds	$4,180,883	$0	$0	$4,180,883
Exchange-Traded Funds	108,912	0	0	108,912
Short-Term Instruments
Mutual Funds	31,207	0	0	31,207
Central Funds Used for Cash Management Purposes	127	0	0	127

Total Investments	$4,321,129	$0	$0	$4,321,129

There were no significant transfers into or out of Level 3 during the period ended March 31, 2021.

32	PIMCO ALL ASSET FUND AND PIMCO ALL ASSET ALL AUTHORITY FUND	See Accompanying Notes

Notes to Financial Statements

March 31, 2021

1. ORGANIZATION

PIMCO Funds (the “Trust”) is a Massachusetts business trust established under a Declaration of Trust dated February 19, 1987, as amended and restated November 4, 2014. The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. Information presented in these financial statements pertains to the Institutional Class, I-2, I-3, Administrative Class, Class A, Class C and Class R shares of the funds (each a “Fund” and collectively, the “Funds”) indicated on the cover of this report. Pacific Investment Management Company LLC (“PIMCO”) serves as the investment adviser (the “Adviser”) for the Funds. Research Affiliates, LLC (“Research Affiliates”) serves as the sub-adviser to the Funds. Each Fund may invest substantially all of its assets in the least expensive class of shares of any actively managed or smart beta funds (including mutual funds or exchange-traded funds) of the Trust, PIMCO ETF Trust or PIMCO Equity Series, each an affiliated open-end investment company, except other funds of funds and series of the Trust sub-advised by Gurtin Municipal Bond Management (collectively, “Underlying PIMCO Funds”).

On November 18, 2020, the Board of Trustees approved a reduction in the holding period of an automatic conversion of the Funds’ Class C shares into Class A shares of the same Fund from ten years to eight years. The reduction in the holding period became effective on January 18, 2021, with the first conversion taking place on or about February 10, 2021 and subsequent conversions occurring monthly thereafter. Certain financial intermediaries may have different policies and procedures regarding the conversion of Class C shares to Class A shares, as described in Appendix B to the applicable Fund’s prospectus (Financial Firm-Specific Sales Charge Waivers and Discounts).

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). Each Fund is treated as an investment company under the reporting requirements of U.S. GAAP. The functional and reporting currency for the Funds is the U.S. dollar. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled beyond a standard settlement period for the security after the trade date. Realized gains (losses) from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as a Fund is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date, with the exception of securities with a forward starting effective date, where interest income is recorded on the accrual basis from effective date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and

ANNUAL REPORT	MARCH 31, 2021	33

Notes to Financial Statements (Cont.)

are reflected as components of interest income or net change in unrealized appreciation (depreciation) on investments on the Statements of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain (loss) on investments on the Statements of Operations. Paydown gains (losses) on mortgage-related and other asset-backed securities, if any, are recorded as components of interest income on the Statements of Operations. Income or short-term capital gain distributions received from registered investment companies, if any, are recorded as dividend income. Long-term capital gain distributions received from registered investment companies, if any, are recorded as realized gains.

(b) Multi-Class Operations  Each class offered by the Trust has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains (losses) are allocated daily based on the relative net assets of each class of the respective Fund. Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees. Under certain circumstances, the per share net asset value (“NAV”) of a class of the respective Fund’s shares may be different from the per share NAV of another class of shares as a result of the different daily expense accruals applicable to each class of shares.

(c) Distributions to Shareholders  The following table shows the anticipated frequency of distributions from net investment income, if any, for each Fund.

Distribution Frequency

Fund Name	Declared	Distributed

PIMCO All Asset Fund	Quarterly	Quarterly

PIMCO All Asset All Authority Fund	Quarterly	Quarterly

Net realized capital gains earned by each Fund, if any, will be distributed no less frequently than once each year.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. As a result, income distributions and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on each Fund’s annual financial statements presented under U.S. GAAP.

Separately, if a Fund determines that a portion of a distribution may be comprised of amounts from capital gains, paid in capital, or other capital sources in accordance with its policies, accounting records, and accounting practices, the Fund will notify shareholders of the estimated composition of such distribution through a Section 19 Notice. For these purposes, a Fund determines the source or sources from which a distribution is paid, to the close of the period as of which it is paid, in reference to its internal accounting records and related accounting practices. If, based on such accounting records and practices, it is determined that a particular distribution does not include capital gains or paid-in surplus or other capital sources, a Section 19 Notice generally would not be issued. It is

34	PIMCO ALL ASSET FUND AND PIMCO ALL ASSET ALL AUTHORITY FUND

March 31, 2021

important to note that differences exist between a Fund’s daily internal accounting records and practices, a Fund’s financial statements presented in accordance with U.S. GAAP, and recordkeeping practices under income tax regulations. For instance, a Fund’s internal accounting records and practices may take into account, among other factors, tax-related characteristics of certain sources of distributions that differ from treatment under U.S. GAAP. Examples of such differences may include, among others, the treatment of periodic payments under interest rate swap contracts. Accordingly, among other consequences, it is possible that a Fund may not issue a Section 19 Notice in situations where the Fund’s financial statements prepared later and in accordance with U.S. GAAP and/or the final tax character of those distributions might later report that the sources of those distributions included capital gains and/or a return of capital. Please visit www.pimco.com for the most recent Section 19 Notice, if applicable, for additional information regarding the estimated composition of distributions. Final determination of a distribution’s tax character will be provided to shareholders when such information is available.

Distributions classified as a tax basis return of capital at a Fund’s fiscal year end, if any, are reflected on the Statements of Changes in Net Assets and have been recorded to paid in capital on the Statements of Assets and Liabilities. In addition, other amounts have been reclassified between distributable earnings (accumulated loss) and paid in capital on the Statements of Assets and Liabilities to more appropriately conform U.S. GAAP to tax characterizations of distributions.

(d) New Accounting Pronouncements and Regulatory Updates  In March 2020, the Financial Accounting Standards Board issued an Accounting Standards Update (“ASU”), ASU 2020-04, which provides optional guidance to ease the potential accounting burden associated with transitioning away from the London Interbank Offered Rate and other reference rates that are expected to be discontinued. The ASU is effective immediately upon release of the update on March 12, 2020 through December 31, 2022. At this time, management is evaluating implications of these changes on the financial statements.

In October 2020, the U.S. Securities and Exchange Commission (“SEC”) adopted a rule related to the use of derivatives, short sales, reverse repurchase agreements and certain other transactions by registered investment companies that rescinds and withdraws the guidance of the SEC and its staff regarding asset segregation and cover transactions. Subject to certain exceptions, the rule requires funds to trade derivatives and other transactions that create future payment or delivery obligations (except reverse repurchase agreements and similar financing transactions) subject to a value-at-risk leverage limit, certain derivatives risk management program and reporting requirements. The rule went into effect on February 19, 2021 and funds will have an eighteen-month transition period to comply with the rule and related reporting requirements. At this time, management is evaluating the implications of these changes on the financial statements.

In October 2020, the SEC adopted a rule regarding the ability of a fund to invest in other funds. The rule allows a fund to acquire shares of another fund in excess of certain limitations currently imposed by the Act without obtaining individual exemptive relief from the SEC, subject to certain conditions. The rule also included the rescission of certain exemptive relief from the SEC and guidance from the SEC staff for funds to invest in other funds. The rule went into effect on January 19, 2021 and funds will have a one-year transition period to comply with the rule and related reporting requirements. At this time, management is evaluating the implications of these changes on the financial statements.

ANNUAL REPORT	MARCH 31, 2021	35

Notes to Financial Statements (Cont.)

In December 2020, the SEC adopted a rule addressing fair valuation of fund investments. The new rule sets forth requirements for good faith determinations of fair value as well as for the performance of fair value determinations, including related oversight and reporting obligations. The new rule also defines “readily available market quotations” for purposes of the definition of “value” under the Act, and the SEC noted that this definition would apply in all contexts under the Act. The effective date for the rule was March 8, 2021. The SEC adopted an eighteen-month transition period beginning from the effective date for both the new rule and the associated new recordkeeping requirements. At this time, management is evaluating the implications of these changes on the financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The price of a Fund’s shares is based on the Fund’s NAV. The NAV of a Fund, or each of its share classes, as applicable, is determined by dividing the total value of portfolio investments and other assets, less any liabilities attributable to that Fund or class, by the total number of shares outstanding of that Fund or class.

On each day that the New York Stock Exchange (“NYSE”) is open, Fund and Underlying PIMCO Fund shares are ordinarily valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (“NYSE Close”). Information that becomes known to the Funds or an Underlying PIMCO Fund or their agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. If regular trading on the NYSE closes earlier than scheduled, each Fund reserves the right to either (i) calculate its NAV as of the earlier closing time or (ii) calculate its NAV as of the normally scheduled close of regular trading on the NYSE for that day. Each Fund generally does not calculate its NAV on days during which the NYSE is closed. However, if the NYSE is closed on a day it would normally be open for business, each Fund reserves the right to calculate its NAV as of the normally scheduled close of regular trading on the NYSE for that day or such other time that the Fund may determine.

The assets of the Funds consist of shares of the Underlying PIMCO Funds, which are valued at their respective NAVs at the time of valuation of the Fund’s shares. For purposes of calculating the NAV of the Underlying PIMCO Funds, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from established market makers or prices (including evaluated prices) supplied by the Funds’ approved pricing services, quotation reporting systems and other third-party sources (together, “Pricing Services”). The Funds will normally use pricing data for domestic equity securities received shortly after the NYSE Close and do not normally take into account trading, clearances or settlements that take place after the NYSE Close. If market value pricing is used, a foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by the Adviser to be the primary exchange. A foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange. Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services using data reflecting the earlier closing of the principal markets for those securities. Prices

36	PIMCO ALL ASSET FUND AND PIMCO ALL ASSET ALL AUTHORITY FUND

March 31, 2021

obtained from Pricing Services may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Swap agreements are valued on the basis of bid quotes obtained from brokers and dealers or market-based prices supplied by Pricing Services. A Fund’s investments in open-end management investment companies, other than exchange-traded funds (“ETFs”), are valued at the NAVs of such investments. Open-end management investment companies may include affiliated funds.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value based on procedures established and approved by the Board of Trustees of the Trust (the “Board”). Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, a Fund may determine the fair value of investments based on information provided by Pricing Services and other third-party vendors, which may recommend fair value or adjustments with reference to other securities, indices or assets. In considering whether fair valuation is required and in determining fair values, a Fund may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the NYSE Close. A Fund may utilize modeling tools provided by third-party vendors to determine fair values of foreign (non-U.S.) securities. For these purposes, any movement in the applicable reference index or instrument (“zero trigger”) between the earlier close of the applicable foreign market and the NYSE Close may be deemed to be a significant event, prompting the application of the pricing model (effectively resulting in daily fair valuations). Foreign exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Trust is not open for business, which may result in a Fund’s portfolio investments being affected when shareholders are unable to buy or sell shares.

Senior secured floating rate loans for which an active secondary market exists to a reliable degree are valued at the mean of the last available bid/ask prices in the market for such loans, as provided by a Pricing Service. Senior secured floating rate loans for which an active secondary market does not exist to a reliable degree are valued at fair value, which is intended to approximate market value. In valuing a senior secured floating rate loan at fair value, the factors considered may include, but are not limited to, the following: (a) the creditworthiness of the borrower and any intermediate participants, (b) the terms of the loan, (c) recent prices in the market for similar loans, if any, and (d) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Services. As a result, the value of such investments and, in turn, the NAV of an Underlying PIMCO Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Trust is not open for business. As a result, to the extent that a Fund invests in Underlying PIMCO Funds that hold foreign (non-U.S.) investments, the value of those investments

ANNUAL REPORT	MARCH 31, 2021	37

Notes to Financial Statements (Cont.)

may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Fund’s next calculated NAV.

Investments for which market quotes or market based valuations are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction. The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to the Adviser the responsibility for applying the fair valuation methods. In the event that market quotes or market based valuations are not readily available, and the security or asset cannot be valued pursuant to a Board approved valuation method, the value of the security or asset will be determined in good faith by the Board. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, indicative market quotations (“Broker Quotes”), Pricing Services’ prices), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of an Underlying PIMCO Fund’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated, to the Adviser, the responsibility for monitoring significant events that may materially affect the values of a Fund’s securities or assets and for determining whether the value of the applicable securities or assets should be reevaluated in light of such significant events.

When a Fund (or, in each instance in this paragraph, as applicable, an Underlying PIMCO Fund) uses fair valuation to determine the value of a portfolio security or other asset for purposes of calculating its NAV, such investments will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board or persons acting at their direction believe reflects fair value. Fair valuation may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of a Fund’s and Underlying PIMCO Funds’ NAVs that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Board or persons acting at their direction would accurately reflect the price that an Underlying PIMCO Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by an Underlying PIMCO Fund may differ from the value that would be realized if the securities were sold. An Underlying PIMCO Fund’s use of fair valuation may also help to deter “stale price arbitrage” as discussed under the “Abusive Trading Practices” section in each Fund’s prospectus.

(b) Fair Value Hierarchy  U.S. GAAP describes fair value as the price that a Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

∎	Level 1 — Quoted prices in active markets or exchanges for identical assets and liabilities.

∎

Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar

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assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

∎

Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

In accordance with the requirements of U.S. GAAP, the amounts of transfers into and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for each respective Fund.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers into and out of the Level 3 category during the period. The end of period value is used for the transfers between Levels of a Fund’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for each respective Fund.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1 and Level 2 trading assets and trading liabilities, at fair value  The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Investments in registered open-end investment companies (other than ETFs) will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted.

Level 3 trading assets and trading liabilities, at fair value  When a fair valuation method is applied by the Adviser that uses significant unobservable inputs, investments will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy.

Short-term debt instruments (such as commercial paper) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost value of such short-term debt

ANNUAL REPORT	MARCH 31, 2021	39

Notes to Financial Statements (Cont.)

instruments is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. These securities are categorized as Level 2 or Level 3 of the fair value hierarchy depending on the source of the base price.

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Affiliates

The PIMCO All Asset and PIMCO All Asset All Authority Funds invest under normal circumstances substantially all or a significant portion of their assets in the Underlying PIMCO Funds. The Underlying PIMCO Funds are considered to be affiliated with PIMCO All Asset and PIMCO All Asset All Authority Funds. Each Fund may also invest in the PIMCO Short Asset Portfolio and the PIMCO Short-Term Floating NAV Portfolio III (“Central Funds”) to the extent permitted by the Act and rules thereunder. The Central Funds are registered investment companies created for use solely by the series of the Trust and other series of registered investment companies advised by the Adviser, in connection with their cash management activities. The main investments of the Central Funds are money market and short maturity fixed income instruments. The Central Funds may incur expenses related to their investment activities, but do not pay Investment Advisory Fees or Supervisory and Administrative Fees to the Adviser. The Central Funds are considered to be affiliated with the Funds. A complete schedule of portfolio holdings for each affiliate fund is filed with the SEC for the first and third quarters of each fiscal year on Form N-PORT and is available at the SEC’s website at www.sec.gov. A copy of each affiliate fund’s shareholder report is also available at the SEC’s website at www.sec.gov- on the Funds’ website at www.pimco.com, or upon request, as applicable. The tables below show the Funds’ transactions in and earnings from investments in the affiliated Funds for the period ended March 31, 2021 (amounts in thousands†):

PIMCO All Asset Fund

Underlying PIMCO Funds	Market Value 03/31/2020	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 03/31/2021	Dividend Income(1)	Realized Net Capital Gain Distributions(1)

PIMCO All Asset: Multi-RAE PLUS Fund(2)	$0	$2,333,195	$0	$0	$163,004	$2,496,199	$231,213	$1,183

PIMCO All Asset: Multi-Real Fund(2)	0	1,148,446	0	0	177,718	1,326,164	37,533	213

PIMCO CommoditiesPLUS® Strategy Fund(2)	841,822	749,745	(1,549,591)	(52,855)	483,288	472,409	4,850	0

PIMCO CommodityRealReturn Strategy Fund®	124,616	0	(126,176)	(111,287)	112,847	0	0	0

PIMCO Dynamic Bond Fund	160,686	5,120	(29,067)	(468)	13,621	149,892	5,110	0

PIMCO Emerging Markets Bond Fund	131,096	238,918	(183,761)	1,620	14,197	202,070	8,834	0

PIMCO Emerging Markets Currency and Short-Term Investments Fund	1,444,206	89,733	(1,167,476)	(263,392)	350,008	453,079	7,064	0

PIMCO Emerging Markets Local Currency and Bond Fund	322,778	91,309	(176,818)	(62,963)	108,929	283,235	11,566	0

PIMCO Extended Duration Fund	703,801	1,249,862	(1,300,172)	151,896	(306,537)	498,850	16,899	51,468

PIMCO Government Money Market Fund	102,265	3,957,400	(3,961,221)	0	0	98,444	22	0

PIMCO High Yield Fund	63,814	814,915	(554,805)	12,330	25,929	362,183	14,323	0

PIMCO Income Fund	661,000	1,324,439	(1,255,371)	39,018	52,249	821,335	17,201	0

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March 31, 2021

Underlying PIMCO Funds	Market Value 03/31/2020	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 03/31/2021	Dividend Income(1)	Realized Net Capital Gain Distributions(1)

PIMCO International Bond Fund (U.S. Dollar-Hedged)	$0	$358,707	$(259,879)	$4,704	$799	$104,331	$3,803	$0

PIMCO Investment Grade Credit Bond Fund	128,175	311,571	(308,348)	14,331	(477)	145,252	6,912	650

PIMCO Long Duration Total Return Fund	0	169,482	(173,887)	4,405	0	0	1,135	0

PIMCO Long-Term Real Return Fund	1,134,128	559,832	(1,451,350)	211,181	(200,880)	252,911	18,868	85,980

PIMCO Long-Term U.S. Government Fund	0	701,210	(438,857)	(3,882)	(52,419)	206,052	9,973	24,634

PIMCO Low Duration Fund	487,697	778,601	(1,015,260)	3,746	2,115	256,899	4,275	0

PIMCO Mortgage Opportunities and Bond Fund	132,232	5,015	(24,928)	(78)	7,100	119,341	5,016	0

PIMCO RAE Emerging Markets Fund	1,467,513	361,313	(1,401,059)	(325,734)	754,877	856,910	14,878	0

PIMCO RAE Fundamental Advantage PLUS Fund(2)	1,280,908	1,213,574	(1,634,297)	(145,245)	250,838	965,778	6,524	0

PIMCO RAE International Fund	207,436	560,829	(531,830)	29,900	134,777	401,112	9,293	0

PIMCO RAE PLUS EMG Fund(2)	1,261,053	568,094	(1,590,944)	(197,425)	609,075	649,853	145,241	0

PIMCO RAE PLUS Fund	0	243,893	(124,979)	15,845	7,689	142,448	11,970	0

PIMCO RAE PLUS International Fund(2)	385,196	1,309,209	(1,222,750)	42,437	301,087	815,179	182,986	0

PIMCO RAE PLUS Small Fund(2)	54,684	985,190	(918,692)	108,232	140,380	369,794	132,293	0

PIMCO RAE US Small Fund	87,691	454,763	(400,729)	37,916	165,862	345,503	31,312	2,596

PIMCO RAE Worldwide Long/Short PLUS Fund(2)	1,016,787	692,504	(821,577)	(108,402)	143,810	923,122	67,215	0

PIMCO RAFI Dynamic Multi-Factor Emerging Markets Equity ETF	251,136	128,167	(260,626)	37,576	174,618	330,871	8,831	0

PIMCO Real Return Fund	302,980	975,984	(711,283)	15,754	15,417	598,852	15,362	0

PIMCO RealEstateRealReturn Strategy Fund(2)	480,284	1,351,026	(1,292,475)	15,442	250,876	805,153	65,038	29,207

PIMCO Senior Floating Rate Fund	38,925	387,368	(354,551)	11,871	6,753	90,366	7,201	0

PIMCO Short-Term Floating NAV Portfolio III	4,862	5	(4,000)	(18)	32	881	5	0

PIMCO StocksPLUS® International Fund (U.S. Dollar-Hedged)(2)	464,109	154,665	(543,165)	(2,378)	117,886	191,117	0	0

PIMCO StocksPLUS® International Fund (Unhedged)	265,294	118,919	(429,764)	21,167	24,384	0	1,304	0

PIMCO Total Return Fund	385,771	1,296,574	(1,164,163)	7,631	(18,461)	507,352	27,261	4,642

PIMCO TRENDS Managed Futures Strategy Fund	181,712	7,785	(31,517)	744	(1,603)	157,121	7,213	572

Totals	$14,574,657	$25,697,362	$(27,415,368)	$(486,381)	$4,029,788	$16,400,058	$1,138,524	$201,145

ANNUAL REPORT	MARCH 31, 2021	41

Notes to Financial Statements (Cont.)

PIMCO All Asset All Authority Fund

Underlying PIMCO Funds	Market Value 03/31/2020	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 03/31/2021	Dividend Income(1)	Realized Net Capital Gain Distributions(1)

PIMCO All Asset: Multi-RAE PLUS Fund(2)	$0	$589,097	$0	$0	$33,292	$622,389	$59,596	$271

PIMCO All Asset: Multi-Real Fund(2)	0	216,811	0	0	25,380	242,191	5,981	30

PIMCO All Asset: Multi-Short PLUS Fund(2)	0	250,170	0	0	(30,017)	220,153	2,350	1,350

PIMCO CommoditiesPLUS® Strategy Fund(2)	216,720	166,221	(374,581)	(20,605)	107,654	95,409	920	0

PIMCO CommodityRealReturn Strategy Fund®	57,220	1,675	(55,713)	(27,429)	38,576	14,329	423	0

PIMCO Dynamic Bond Fund	42,912	9,227	(20,181)	(611)	3,668	35,015	1,194	0

PIMCO Emerging Markets Bond Fund	26,974	62,579	(54,203)	1,202	2,930	39,482	1,935	0

PIMCO Emerging Markets Currency and Short-Term Investments Fund	362,153	24,425	(317,181)	(89,880)	109,143	88,660	1,613	0

PIMCO Emerging Markets Local Currency and Bond Fund	83,443	78,595	(66,054)	(18,820)	34,702	111,866	4,095	0

PIMCO Extended Duration Fund	117,492	329,393	(232,093)	24,227	(84,732)	154,287	5,171	23,382

PIMCO Government Money Market Fund	32,239	1,205,974	(1,207,006)	0	0	31,207	6	0

PIMCO High Yield Fund	14,034	116,787	(104,953)	5,644	(48)	31,464	1,236	0

PIMCO Income Fund	128,548	350,971	(296,404)	14,647	7,777	205,539	4,216	0

PIMCO International Bond Fund (U.S. Dollar-Hedged)	0	113,372	(85,065)	1,003	199	29,509	1,063	0

PIMCO Investment Grade Credit Bond Fund	26,918	127,973	(102,348)	4,881	(468)	56,956	2,477	258

PIMCO Long Duration Total Return Fund	0	132,911	(70,847)	558	(6,896)	55,726	4,881	0

PIMCO Long-Term Real Return Fund	215,608	214,674	(318,494)	32,561	(41,510)	102,839	6,177	29,248

PIMCO Long-Term U.S. Government Fund	0	298,560	(198,306)	(1,882)	(22,302)	76,070	4,332	10,605

PIMCO Low Duration Fund	109,587	171,935	(228,987)	1,297	59	53,891	945	0

PIMCO Mortgage Opportunities and Bond Fund	27,128	1,168	(15,064)	3	1,335	14,570	734	0

PIMCO RAE Emerging Markets Fund	410,754	113,246	(407,256)	(66,874)	178,159	228,029	3,597	0

PIMCO RAE Fundamental Advantage PLUS Fund(2)	256,309	306,317	(527,441)	(17,254)	47,565	65,496	1,161	0

PIMCO RAE International Fund	62,528	121,132	(105,680)	6,268	38,211	122,459	2,742	0

PIMCO RAE PLUS EMG Fund(2)	329,671	116,031	(429,675)	(22,286)	105,769	99,510	24,593	0

PIMCO RAE PLUS Fund(2)	0	359,831	(234,653)	20,392	37,782	183,352	23,635	0

PIMCO RAE PLUS International Fund(2)	193,983	283,518	(442,464)	(19,863)	79,986	95,160	25,581	0

PIMCO RAE PLUS Small Fund(2)	46,277	414,218	(433,535)	50,021	45,522	122,503	41,213	0

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March 31, 2021

Underlying PIMCO Funds	Market Value 03/31/2020	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 03/31/2021	Dividend Income(1)	Realized Net Capital Gain Distributions(1)

PIMCO RAE US Fund	$0	$31,046	$(341)	$18	$2,867	$33,590	$359	$121

PIMCO RAE US Small Fund	101,622	130,397	(177,450)	(15,032)	80,608	120,145	10,314	857

PIMCO RAE Worldwide Long/Short PLUS Fund(2)	233,161	185,771	(248,769)	(20,780)	27,178	176,561	16,394	0

PIMCO RAFI Dynamic Multi-Factor Emerging Markets Equity ETF	144,008	0	(99,233)	(17,297)	81,434	108,912	2,467	0

PIMCO RAFI Dynamic Multi-Factor U.S. Equity ETF	46,118	0	(48,861)	(6,454)	9,197	0	330	0

PIMCO Real Return Fund	36,796	274,322	(157,666)	3,922	3,621	160,995	4,041	0

PIMCO RealEstateRealReturn Strategy Fund(2)	137,513	228,370	(290,810)	7,270	39,754	122,097	9,998	4,623

PIMCO Senior Floating Rate Fund	0	73,736	(69,047)	1,180	331	6,200	839	0

PIMCO Short-Term Floating NAV Portfolio III	125	2	0	0	0	127	0	0

PIMCO StocksPLUS® International Fund (U.S. Dollar-Hedged)(2)	162,133	8,306	(188,817)	4,431	13,947	0	0	0

PIMCO StocksPLUS® International Fund (Unhedged)	62,957	772	(57,381)	(2,791)	16,546	20,103	369	0

PIMCO StocksPLUS® Short Fund(2)	594,788	441,003	(642,163)	(107,473)	(72,655)	213,500	17,529	0

PIMCO StocksPLUS® Small Fund	0	23,844	(25,873)	2,029	0	0	0	0

PIMCO Total Return Fund	81,965	356,848	(308,020)	1,625	(5,015)	127,403	7,384	1,358

PIMCO TRENDS Managed Futures Strategy Fund	55,928	9,269	(31,725)	(533)	496	33,435	1,195	95

Totals	$4,417,612	$7,940,497	$(8,674,340)	$(272,685)	$910,045	$4,321,129	$303,086	$72,198

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)

The tax characterization of distributions is determined in accordance with Federal income tax regulations and may contain a return of capital. The actual tax characterization of distributions received is determined at the end of the fiscal year of the affiliated fund, unless otherwise advised on IRS Form 1099-DIV. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

(2)	All or portion of these values are inclusive of in-kind purchases and sales of underlying funds.

(b) Investments in Securities

The Funds (and where applicable, certain Underlying PIMCO Funds) may utilize the investments and strategies described below to the extent permitted by each Fund’s respective investment policies.

Exchange-Traded Funds  typically are index-based investment companies that hold substantially all of their assets in securities representing their specific index, but may also be actively-managed investment companies. Shares of ETFs trade throughout the day on an exchange and represent an investment in a portfolio of securities and other assets. As a shareholder of another investment company, the Funds (and Underlying PIMCO Funds) would bear their pro rata portion of the other investment company’s expenses, including advisory fees, in addition to the expenses the Funds (and Underlying PIMCO Funds) bear directly in connection with their own operations. Investments in ETFs entail certain risks; in particular, investments in index ETFs involve the risk that the ETF’s performance may not track the performance of the index the ETF is designed to track.

ANNUAL REPORT	MARCH 31, 2021	43

Notes to Financial Statements (Cont.)

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Funds (and where applicable, certain Underlying PIMCO Funds) may enter into the borrowings and other financing transactions described below to the extent permitted by each Fund’s respective investment policies.

The following disclosures contain information on a Fund’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by a Fund. The location of these instruments in each Fund’s financial statements is described below.

(a) Line of Credit  Consistent with its principal investment strategies, the PIMCO All Asset All Authority Fund (the “AAAA Fund”) has entered into an amended and restated secured credit agreement with State Street Bank & Trust Company and other commercial banks for investment purposes subject to the limitations of the Act. State Street Bank & Trust Company serves as both a bank and as an agent for the other banks that are parties to the agreement. All or a portion of the AAAA Fund’s securities are pledged as collateral under the agreement.

As of March 31, 2021, the credit agreement is comprised of both revolving and term-loan tranches. The AAAA Fund pays financing charges based on a LIBOR-based variable rate plus a credit spread. The AAAA Fund also pays a fee of 0.15% per annum on the unused commitment amounts of the revolving line of credit. The commitment amount under the revolving and term-loan tranches are:

Tranches	Commitment Amount (in thousands)	Termination date

1 Year, Monthly Revolver	$1,200,000	09/24/2021

Borrowings outstanding, if any, as of March 31, 2021 are disclosed as payable for line of credit on the Statements of Assets and Liabilities. Interest and Commitment and Upfront fees, if any, paid by the AAAA Fund in relation to the borrowings are disclosed as part of interest expense on the Statements of Operations. Legal costs related to the annual renewal of the line of credit are disclosed on the Statements of Operations.

The AAAA Fund’s borrowing activity under the agreement for the period ended March 31, 2021 was as follows (amounts in thousands†):

Average Outstanding Principal*	Average Weighted Rate of Interest	Interest	Commitment and Upfront Fees	Outstanding Principal as of 03/31/2021

$1,200,000	1.13%	$13,772	$1,528	$1,200,000

†	A zero balance may reflect actual amounts rounding to less than one thousand.
*

The average outstanding principal may be higher or lower than the commitment amount or outstanding principal at period end due to changes in the commitment amount during the period or borrowings and paydowns made during the period.

(b) Interfund Lending  In accordance with an exemptive order (the “Order”) from the SEC, the Funds of the Trust may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and

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to the extent permitted by each Fund’s investment policies and restrictions. The Funds are currently permitted to borrow under the Interfund Lending Program. A lending fund may lend in aggregate up to 15% of its current net assets at the time of the interfund loan, but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing fund may not borrow through the Interfund Lending Program or from any other source if its total outstanding borrowings immediately after the borrowing would be more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interfund loan rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

On March 23, 2020, the SEC issued an exemptive order (the “Temporary Order”) to provide temporary relief to the Funds of the Trust in relation to the Interfund Lending Program, and the Board has authorized the Funds to rely on the Temporary Order. With respect to interfund lending, the Temporary Order permitted, under certain conditions, a lending fund to lend in aggregate up to 25% of its current net assets at the time of the interfund loan and to make interfund loans with term limits of up to the expiration of the Temporary Order, notwithstanding the current limit of seven business days under the Order. The SEC provided notice in April 2021 that the Temporary Order would be terminated on April 30, 2021.

During the period ended March 31, 2021, the Funds did not participate in the Interfund Lending Program.

6. PRINCIPAL AND OTHER RISKS

(a) Principal Risks

The principal risks of investing in a Fund, which could adversely affect its net asset value, yield and total return are listed below.

Risks	PIMCO All Asset Fund	PIMCO All Asset All Authority Fund

Allocation	X	X

Fund of Funds	X	X

Market Trading	X	X

Municipal Project-Specific	X	X

Municipal Bond	X	X

Interest Rate	X	X

Call	X	X

Credit	X	X

High Yield	X	X

Distressed Company	X	X

Market	X	X

Issuer	X	X

Please see “Description of Principal Risks” in a Fund’s prospectus for a more detailed description of the risks of investing in a Fund.

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Notes to Financial Statements (Cont.)

Risks	PIMCO All Asset Fund	PIMCO All Asset All Authority Fund

Liquidity	X	X

Derivatives	X	X

Futures Contract	X	X

Model	X	X

Commodity	X	X

Equity	X	X

Mortgage-Related and Other Asset-Backed Securities	X	X

Foreign (Non-U.S.) Investment	X	X

Real Estate	X	X

Emerging Markets	X	X

Sovereign Debt	X	X

Currency	X	X

Leveraging	X	X

Smaller Company	X	X

Issuer Non-Diversification	X	X

Management	X	X

Short Exposure	X	X

Tax	X	X

Subsidiary	X	X

Value Investing	X	X

Convertible Securities	X	X

Exchange-Traded Fund	X	X

Tracking Error	X	X

Indexing	X	X

LIBOR Transition	X	X

The principal risks of investing in a Fund include risks from direct investments and/or, for certain Funds that invest in Acquired Funds or Underlying PIMCO Funds, indirect exposure through investment in such Acquired Funds or Underlying PIMCO Funds. Please see “Description of Principal Risks” in a Fund’s prospectus for a more detailed description of the risks of investing in a Fund.

The following risks are principal risks of investing in a Fund.

Allocation Risk  is the risk that a Fund could lose money as a result of less than optimal or poor asset allocation decisions. A Fund could miss attractive investment opportunities by underweighting markets that subsequently experience significant returns and could lose value by overweighting markets that subsequently experience significant declines.

Fund of Funds Risk  is the risk that a Fund’s performance is closely related to the risks associated with the securities and other investments held by the Underlying PIMCO Funds and that the ability of a Fund to achieve its investment objective will depend upon the ability of the Underlying PIMCO Funds to achieve their investment objectives.

Leveraging Risk  is the risk that certain transactions of a Fund, such as direct borrowing from banks, reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed

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delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing a Fund to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss.

The following risks are principal risks of investing in a Fund that include risks from direct investments and/or indirect exposure through investment in Acquired Funds.

Market Trading Risk  is the risk that an active secondary trading market for shares of a Fund that is an exchange-traded fund does not continue once developed, that such Fund may not continue to meet a listing exchange’s trading or listing requirements, or that such Fund’s shares trade at prices other than the Fund’s net asset value.

Municipal Project-Specific Risk  is the risk that a Fund may be more sensitive to adverse economic, business or political developments if it invests a substantial portion of its assets in the bonds of specific projects (such as those relating to education, health care, housing, transportation, and utilities), industrial development bonds, or in bonds from issuers in a single state.

Municipal Bond Risk  is the risk that an Underlying PIMCO Fund may be affected significantly by the economic, regulatory or political developments affecting the ability of issuers of debt securities whose interest is, in the opinion of bond counsel for the issuer at the time of issuance, exempt from federal income tax (“Municipal Bonds”) to pay interest or repay principal.

Interest Rate Risk  is the risk that fixed income securities will decline in value because of an increase in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration.

Call Risk  is the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer’s credit quality). If an issuer calls a security that a Fund has invested in, the Fund may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features.

Credit Risk  is the risk that a Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to meet its financial obligations.

High Yield Risk  is the risk that high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) are subject to greater levels of credit, call and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments, and may be more volatile than higher-rated securities of similar maturity.

Distressed Company Risk  is the risk that securities of distressed companies may be subject to greater levels of credit, issuer and liquidity risk than a portfolio that does not invest in such

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Notes to Financial Statements (Cont.)

securities. Securities of distressed companies include both debt and equity securities. Debt securities of distressed companies are considered predominantly speculative with respect to the issuers’ continuing ability to make principal and interest payments.

Market Risk  is the risk that the value of securities owned by a Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries.

Issuer Risk  is the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

Liquidity Risk  is the risk that a particular investment may be difficult to purchase or sell and that a Fund may be unable to sell illiquid investments at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income funds may be higher than normal, causing increased supply in the market due to selling activity.

Derivatives Risk  is the risk of investing in derivative instruments (such as futures, swaps and structured securities), including leverage, liquidity, interest rate, market, credit and management risks, and valuation complexity. Changes in the value of a derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and a Fund could lose more than the initial amount invested. A Fund’s use of derivatives may result in losses to the Fund, a reduction in the Fund’s returns and/or increased volatility. Over-the-counter (“OTC”) derivatives are also subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally-cleared derivative transactions might not be available for OTC derivatives. The primary credit risk on derivatives that are exchange-traded or traded through a central clearing counterparty resides with a Fund’s clearing broker, or the clearinghouse itself. Changes in regulation relating to a mutual fund’s use of derivatives and related instruments could potentially limit or impact a Fund’s ability to invest in derivatives, limit a Fund’s ability to employ certain strategies that use derivatives and/or adversely affect the value of derivatives and a Fund’s performance.

Futures Contract Risk  is the risk that, while the value of a futures contract tends to correlate with the value of the underlying asset that it represents, differences between the futures market and the market for the underlying asset may result in an imperfect correlation. Futures contracts may involve risks different from, and possibly greater than, the risks associated with investing directly in the underlying assets. The purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract.

Model Risk  is the risk that the Underlying PIMCO Fund’s investment models used in making investment allocation decisions, and the indexation or quantitative methodologies used in constructing an underlying index or model portfolio for the Underlying PIMCO Fund that seeks to track the investment results of such underlying index or model portfolio, may not adequately take into account certain factors or may rely on inaccurate data inputs, may contain design flaws or faulty

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assumptions, and may rely on incomplete or inaccurate data, any of which may result in a decline in the value of an investment in the Underlying PIMCO Fund.

Commodity Risk  is the risk that investing in commodity-linked derivative instruments may subject a Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, public health emergencies, embargoes, tariffs and international economic, political and regulatory developments.

Equity Risk  is the risk that the value of equity securities, such as common stocks and preferred securities, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities.

Mortgage-Related and Other Asset-Backed Securities Risk  is the risk of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk, prepayment risk and credit risk.

Foreign (Non-U.S.) Investment Risk  is the risk that investing in foreign (non-U.S.) securities may result in a Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, increased risk of delayed settlement of portfolio transactions or loss of certificates of portfolio securities, and the risk of unfavorable foreign government actions, including nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers.

Real Estate Risk  is the risk that a Fund’s investments in Real Estate Investment Trusts (“REITs”) or real estate-linked derivative instruments will subject the Fund to risks similar to those associated with direct ownership of real estate, including losses from casualty or condemnation, and changes in local and general economic conditions, supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes and operating expenses. A Fund’s investments in REITs or real estate-linked derivative instruments subject it to management and tax risks. In addition, privately traded REITs subject a Fund to liquidity and valuation risk.

Emerging Markets Risk  is the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk.

Sovereign Debt Risk  is the risk that investments in fixed income instruments issued by sovereign entities may decline in value as a result of default or other adverse credit event resulting from an issuer’s inability or unwillingness to make principal or interest payments in a timely fashion.

Currency Risk  is the risk that foreign (non-U.S.) currencies will change in value relative to the U.S. dollar and affect a Fund’s investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies.

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Notes to Financial Statements (Cont.)

Leveraging Risk  is the risk that certain transactions of a Fund, such as direct borrowing from banks, reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing a Fund to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss.

Smaller Company Risk  is the risk that the value of securities issued by a smaller company may go up or down, sometimes rapidly and unpredictably as compared to more widely held securities, due to narrow markets and limited resources of smaller companies. A Fund’s investments in smaller companies subject it to greater levels of credit, market and issuer risk.

Issuer Non-Diversification Risk  is the risk of focusing investments in a small number of issuers, including being more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio might be. Funds that are “non-diversified” may invest a greater percentage of their assets in the securities of a single issuer (such as bonds issued by a particular state) than funds that are “diversified.”

Management Risk  is the risk that the investment techniques and risk analyses applied by PIMCO and Research Affiliates, including the use of quantitative models or methods, will not produce the desired results and that actual or potential conflicts of interest, legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO, Research Affiliates and the individual portfolio manager in connection with managing a Fund and may cause PIMCO or Research Affiliates to restrict or prohibit participation in certain investments. There is no guarantee that the investment objective of a Fund will be achieved.

Short Exposure Risk  is the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale will not fulfill its contractual obligations, causing a loss to a Fund. Also, to the extent a Fund seeks to gain negative exposure to an asset class such as equities, such exposure may create the potential for losses should those asset classes deliver positive returns.

Tax Risk  is the risk that the tax treatment of swap agreements and other derivative instruments, such as commodity-linked derivative instruments, including commodity index-linked notes, swap agreements, commodity options, futures, and options on futures, may be affected by future regulatory or legislative changes that could affect whether income from such investments is “qualifying income” under Subchapter M of the Internal Revenue Code, or otherwise affect the character, timing and/or amount of a Fund’s taxable income or gains and distributions.

Subsidiary Risk  is the risk that, by investing in certain Underlying PIMCO Funds that invest in a subsidiary (each a “Subsidiary”), a Fund is indirectly exposed to the risks associated with a Subsidiary’s investments. The Subsidiaries are not registered under the 1940 Act and may not be subject to all the investor protections of the 1940 Act. There is no guarantee that the investment objective of a Subsidiary will be achieved.

Value Investing Risk  is the risk that a value stock may decrease in price or may not increase in price as anticipated by PIMCO if it continues to be undervalued by the market or the factors that the portfolio manager believes will cause the stock price to increase do not occur.

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Convertible Securities Risk  is the risk that arises when convertible securities share both fixed income and equity characteristics. Convertible securities are subject to risks to which fixed income and equity investments are subject. These risks include equity risk, interest rate risk and credit risk.

Exchange-Traded Fund Risk  is the risk that an exchange-traded fund may not track the performance of the index it is designed to track, among other reasons, because of exchange rules, market prices of shares of an exchange-traded fund may fluctuate rapidly and materially, or shares of an exchange-traded fund may trade significantly above or below net asset value, any of which may cause losses to a Fund invested in the exchange-traded fund.

Tracking Error Risk  is the risk that the portfolio of a Fund that seeks to track the investment results of an underlying index may not closely track the underlying index for a number of reasons. A Fund incurs operating expenses, which are not applicable to the underlying index, and the costs of buying and selling securities, especially when rebalancing a Fund’s portfolio to reflect changes in the composition of the underlying index. Performance of a Fund and the underlying index may vary due to asset valuation differences and differences between the Fund’s portfolio and the underlying index due to legal restrictions, cost or liquidity restraints. The risk that performance of a Fund and the underlying index may vary may be heightened during periods of increased market volatility or other unusual market conditions. In addition, a Fund’s use of a representative sampling approach may cause the Fund to be less correlated to the return of the underlying index than if the Fund held all of the securities in the underlying index.

Indexing Risk  is the risk that an Underlying PIMCO Fund that seeks to track the investment results of an underlying index is negatively affected by general declines in the asset classes represented by the underlying index.

LIBOR Transition Risk  is the risk related to the anticipated discontinuation of the London Interbank Offered Rate (“LIBOR”) by the end of 2021. Certain instruments held by a Fund rely in some fashion upon LIBOR. Although the transition process away from LIBOR has become increasingly well-defined in advance of the anticipated discontinuation date, there remains uncertainty regarding the nature of any replacement rate, and any potential effects of the transition away from LIBOR on a Fund or on certain instruments in which a Fund invests can be difficult to ascertain. The transition process may involve, among other things, increased volatility or illiquidity in markets for instruments that currently rely on LIBOR and may result in a reduction in value of certain instruments held by a Fund.

(b) Other Risks

In general, a Fund may be subject to additional risks, including, but not limited to, risks related to government regulation and intervention in financial markets, operational risks, risks associated with financial, economic and global market disruptions, and cybersecurity risks. Please see a Fund’s prospectus and Statement of Additional Information for a more detailed description of the risks of investing in a Fund. Please see the Important Information section of this report for additional discussion of certain regulatory and market developments that may impact a Fund’s performance.

Market Disruption Risk  A Fund is subject to investment and operational risks associated with financial, economic and other global market developments and disruptions, including those arising from war, terrorism, market manipulation, government interventions, defaults and shutdowns,

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Notes to Financial Statements (Cont.)

political changes or diplomatic developments, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics) and natural/environmental disasters, which can all negatively impact the securities markets and cause a Fund to lose value. These events can also impair the technology and other operational systems upon which a Fund’s service providers, including PIMCO as a Fund’s investment adviser, rely, and could otherwise disrupt a Fund’s service providers’ ability to fulfill their obligations to a Fund. For example, the recent spread of an infectious respiratory illness caused by a novel strain of coronavirus (known as COVID-19) has caused volatility, severe market dislocations and liquidity constraints in many markets, including markets for the securities a Fund holds, and may adversely affect a Fund’s investments and operations. Please see the Important Information section for additional discussion of the COVID-19 pandemic.

Government Intervention in Financial Markets  Federal, state, and other governments, their regulatory agencies, or self-regulatory organizations may take actions that affect the regulation of the instruments in which a Fund invests, or the issuers of such instruments, in ways that are unforeseeable. Legislation or regulation may also change the way in which a Fund itself is regulated. Such legislation or regulation could limit or preclude a Fund’s ability to achieve its investment objective. Furthermore, volatile financial markets can expose a Fund to greater market and liquidity risk and potential difficulty in valuing portfolio instruments held by the Fund. The value of a Fund’s holdings is also generally subject to the risk of future local, national, or global economic disturbances based on unknown weaknesses in the markets in which a Fund invests. In addition, it is not certain that the U.S. Government will intervene in response to a future market disturbance and the effect of any such future intervention cannot be predicted. It is difficult for issuers to prepare for the impact of future financial downturns, although companies can seek to identify and manage future uncertainties through risk management programs.

Regulatory Risk  Financial entities, such as investment companies and investment advisers, are generally subject to extensive government regulation and intervention. Government regulation and/or intervention may change the way a Fund is regulated, affect the expenses incurred directly by a Fund and the value of its investments, and limit and/or preclude a Fund’s ability to achieve its investment objective. Government regulation may change frequently and may have significant adverse consequences. Moreover, government regulation may have unpredictable and unintended effects.

Operational Risk  An investment in a Fund, like any fund, can involve operational risks arising from factors such as processing errors, human errors, inadequate or failed internal or external processes, failures in systems and technology, changes in personnel and errors caused by third-party service providers. The occurrence of any of these failures, errors or breaches could result in a loss of information, regulatory scrutiny, reputational damage or other events, any of which could have a material adverse effect on a Fund. While a Fund seeks to minimize such events through controls and oversight, there may still be failures that could cause losses to the Fund.

Cyber Security Risk  As the use of technology has become more prevalent in the course of business, the Funds have become potentially more susceptible to operational and information security risks resulting from breaches in cyber security. A breach in cyber security refers to both intentional and unintentional cyber events that may, among other things, cause a Fund to lose proprietary information, suffer data corruption and/or destruction or lose operational capacity, result in the unauthorized release or other misuse of confidential information, or otherwise disrupt normal

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business operations. Cyber security failures or breaches may result in financial losses to a Fund and its shareholders. These failures or breaches may also result in disruptions to business operations, potentially resulting in financial losses; interference with a Fund’s ability to calculate its net asset value, process shareholder transactions or otherwise transact business with shareholders; impediments to trading; violations of applicable privacy and other laws; regulatory fines; penalties; reputational damage; reimbursement or other compensation costs; additional compliance and cyber security risk management costs and other adverse consequences. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future.

7. MASTER NETTING ARRANGEMENTS

A Fund may be subject to various netting arrangements (“Master Agreements”) with select counterparties. Master Agreements govern the terms of certain transactions, and are intended to reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that is intended to improve legal certainty. Each type of Master Agreement governs certain types of transactions. Different types of transactions may be traded out of different legal entities or affiliates of a particular organization, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow a Fund to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single Master Agreement with a counterparty. For financial reporting purposes the Statements of Assets and Liabilities generally present derivative assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under most Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other securities may be used depending on the terms outlined in the applicable Master Agreement. Securities and cash pledged as collateral are reflected as assets on the Statements of Assets and Liabilities as either a component of Investments at value (securities) or Deposits with counterparty. Cash collateral received is not typically held in a segregated account and as such is reflected as a liability on the Statements of Assets and Liabilities as Deposits from counterparty. The market value of any securities received as collateral is not reflected as a component of NAV. A Fund’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and certain sale-buyback transactions between a Fund and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedules of Investments.

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Notes to Financial Statements (Cont.)

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern certain forward settling transactions, such as TBA securities, delayed-delivery or certain sale-buyback transactions by and between a Fund and select counterparties. The Master Forward Agreements maintain provisions for, among other things, transaction initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Schedules of Investments.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Such transactions require posting of initial margin as determined by each relevant clearing agency which is segregated in an account at a futures commission merchant (“FCM”) registered with the Commodity Futures Trading Commission. In the United States, counterparty risk may be reduced as creditors of an FCM cannot have a claim to Fund assets in the segregated account. Portability of exposure reduces risk to the Funds. Variation margin, or changes in market value, are generally exchanged daily, but may not be netted between futures and cleared OTC derivatives unless the parties have agreed to a separate arrangement in respect of portfolio margining. The market value or accumulated unrealized appreciation (depreciation), initial margin posted, and any unsettled variation margin as of period end are disclosed in the Notes to Schedules of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern bilateral OTC derivative transactions entered into by a Fund with select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral posting and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. The ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level or as required by regulation. Similarly, if required by regulation, the Fund may be required to post additional collateral beyond coverage of daily exposure. These amounts, if any, may (or if required by law, will) be segregated with a third-party custodian. To the extent the Fund is required by regulation to post additional collateral beyond coverage of daily exposure, it could potentially incur costs, including in procuring eligible assets to meet collateral requirements, associated with such posting. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Schedules of Investments.

8. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from each Fund at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate as noted in the table in note (b) below.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory

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and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs.

The Investment Advisory Fees and Supervisory and Administrative Fees for all classes, as applicable, are charged at the annual rate as noted in the following table (calculated as a percentage of each Fund’s average daily net assets attributable to each class):

	Investment Advisory Fee		Supervisory and Administrative Fee

Fund Name	All Classes		Institutional Class	I-2	I-3		Administrative Class		Class A	Class C	Class R
PIMCO All Asset Fund	0.175%	(1)	0.05%	0.15%	0.25%	(3)	0.05%		0.25%	0.25%	0.25%
PIMCO All Asset All Authority Fund	0.20%	(2)	0.05%	0.15%	0.25%	(3)	0.05%	*	0.25%	0.25%	N/A

(1)

PIMCO has contractually agreed, through July 31, 2021, to waive its Investment Advisory Fee to the extent that the Underlying PIMCO Fund expenses attributable to Investment Advisory and Supervisory and Administrative Fees exceed 0.64% of the total assets invested in Underlying PIMCO Funds (as defined herein). PIMCO may recoup these waivers in future periods, not exceeding three years from the date of waiver, provided total expenses, including such recoupment, do not exceed the annual expense limit that was in place at the time the amount being recouped was originally waived and the current annual expense limit.

(2)

PIMCO has contractually agreed, through July 31, 2021, to waive its Investment Advisory Fee to the extent that the Underlying PIMCO Fund expenses attributable to Investment Advisory and Supervisory and Administrative Fees exceed 0.69% of the total assets invested in Underlying PIMCO Funds (as defined herein). PIMCO may recoup these waivers in future periods, not exceeding three years from the date of waiver, provided total expenses, including such recoupment, do not exceed the annual expense limit that was in place at the time the amount being recouped was originally waived and the current annual expense limit. PIMCO and the Fund previously determined that the amounts due to be waived under this agreement were inadvertently miscalculated during a prior period, resulting in the PIMCO All Asset All Authority Fund bearing Underlying PIMCO Fund expenses attributable to Investment Advisory and Supervisory and Administrative Fees in excess of 0.69% of total assets invested in Underlying PIMCO Funds for that period. PIMCO undertook a process to attempt to directly reimburse shareholders affected by the miscalculation for the miscalculated fees, as well as an incremental amount representing estimated foregone performance, plus interest. PIMCO reimbursed PIMCO All Asset All Authority Fund for a portion of such attempted direct shareholder reimbursements that had not been deposited as of the date of this report. This is included in Miscellaneous income on the Statements of Operations.

(3)	PIMCO has contractually agreed, through July 31, 2021, to waive its supervisory and administrative fee for I-3 shares by 0.05% of the average daily net assets attributable to I-3 shares of the Fund.
*	This particular share class has been registered with the SEC, but has not yet launched.

(c) Distribution and Servicing Fees  PIMCO Investments LLC, a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares.

The Trust has adopted separate Distribution and Servicing Plans with respect to the Class A, Class C and Class R shares of the Trust pursuant to Rule 12b-1 under the Act. In connection with the distribution of Class C and Class R shares of the Trust, the Distributor receives distribution fees from the Trust of up to 0.75% for Class C shares and 0.25% for Class R shares, and in connection with personal services rendered to Class A, Class C and Class R shareholders and the maintenance of such shareholder accounts, the Distributor receives servicing fees from the Trust of up to 0.25% for each of Class A, Class C and Class R shares (percentages reflect annual rates of the average daily net assets attributable to the applicable class).

ANNUAL REPORT	MARCH 31, 2021	55

Notes to Financial Statements (Cont.)

The Trust has adopted a Distribution and Servicing Plan with respect to the Administrative Class shares of each Fund pursuant to Rule 12b-1 under the Act (the “Administrative Class Plan”). Under the terms of the Administrative Class Plan, a Fund may compensate the Distributor for providing, or procuring through financial intermediaries, distribution, administrative, recordkeeping, shareholder and/or related services with respect to Administrative Class shares. The Administrative Class Plan permits a Fund to make total payments at an annual rate of up to 0.25% of the average daily net assets attributable to the Administrative Class shares.

The Trust paid distribution and servicing fees at effective rates as noted in the following table (calculated as a percentage of each Fund’s average daily net assets attributable to each class):

	Allowable Rate

	Distribution Fee	Servicing Fee

Class A

All Funds	—	0.25%

Class C

All Funds	0.75%	0.25%

Class R

All Funds	0.25%	0.25%

	Distribution and/or Servicing Fee

Administrative Class

All Funds	0.25%

The Distributor also received the proceeds of the initial sales charges paid by the shareholders upon the purchase of Class A shares, except for the PIMCO Short Asset Investment Fund, and the contingent deferred sales charges paid by the shareholders upon certain redemptions of Class A and Class C shares, except for the PIMCO Government Money Market Fund and the PIMCO Short Asset Investment Fund. For the period ended March 31, 2021, the Distributor retained $5,518,745 representing commissions (sales charges) and contingent deferred sales charges from the Trust.

(d) Fund Expenses  PIMCO provides or procures supervisory and administrative services for shareholders and also bears the costs of various third-party services required by the Funds, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Trust is responsible for the following expenses: (i) taxes and governmental fees; (ii) brokerage fees and commissions and other portfolio transaction expenses; (iii) the costs of borrowing money, including interest expenses; (iv) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit (except the PIMCO All Asset and PIMCO All Asset All Authority Funds); (v) extraordinary expense, including costs of litigation and indemnification expenses; (vi) organizational expenses; and (vii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multi-Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual fund operating expenses per share class.

56	PIMCO ALL ASSET FUND AND PIMCO ALL ASSET ALL AUTHORITY FUND

March 31, 2021

The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

(e) Expense Limitation  Pursuant to the Expense Limitation Agreement, PIMCO has agreed to waive a portion of the Funds’ Supervisory and Administrative Fee, or reimburse each Fund, to the extent that each Fund’s organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata share of Trustee Fees exceed 0.0049%, the “Expense Limit” (calculated as a percentage of each Fund’s average daily net assets attributable to each class). The Expense Limitation Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term.

In any month in which the supervision and administration agreement is in effect, PIMCO is entitled to reimbursement by each Fund of any portion of the supervisory and administrative fee waived or reimbursed pursuant to the Expense Limitation Agreement (the “Reimbursement Amount”) during the previous thirty-six months from the date of the waiver, provided that such amount paid to PIMCO will not: i) together with any organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata Trustee fees, exceed, for such month, the Expense Limit (or the amount of the expense limit in place at the time the amount being recouped was originally waived if lower than the Expense Limit); ii) exceed the total Reimbursement Amount; or iii) include any amounts previously reimbursed to PIMCO. At March 31, 2021, there were no recoverable amounts.

Pursuant to a Fee Waiver Agreement, PIMCO has contractually agreed, through July 31, 2021, to reduce its supervisory and administrative fee for I-3 shares by 0.05% of the average daily net assets attributable to I-3 shares of each of the PIMCO All Asset Fund and PIMCO All Asset All Authority Fund. This Fee Waiver Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term.

The waivers are reflected on the Statements of Operations as a component of Waiver and/or Reimbursement by PIMCO. For the period ended March 31, 2021, the Funds below waived the following fees (amounts in thousands†)

Fund Name	Waived Fees

PIMCO All Asset Fund	$3

PIMCO All Asset All Authority Fund	1

†	A zero balance may reflect actual amounts rounding to less than one thousand.

(f) Acquired Fund Fees and Expenses  Underlying PIMCO Fund expenses incurred by the Funds, if any, will vary with changes in the expenses of the Underlying PIMCO Funds, as well as the allocation of the Funds’ assets.

PIMCO has contractually agreed, through July 31, 2021, for the PIMCO All Asset Fund to waive its Investment Advisory Fee to the extent that the Underlying PIMCO Fund expenses attributable to Investment Advisory, Supervisory and Administrative, and Management Fees (collectively,

ANNUAL REPORT	MARCH 31, 2021	57

Notes to Financial Statements (Cont.)

“Underlying PIMCO Fund Fees”) exceed 0.64% of the total assets invested in Underlying PIMCO Funds. PIMCO has contractually agreed, through July 31, 2021, for the AAAA Fund to waive its Investment Advisory Fee to the extent that the Underlying PIMCO Fund expenses attributable to Underlying PIMCO Fund Fees exceed 0.69% of the total assets invested in Underlying PIMCO Funds. These waivers will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the of the then current term. In any month in which the investment advisory contract is in effect, PIMCO is entitled to reimbursement by each Fund of any portion of the advisory fee waived as set forth above (the “Asset Allocation Reimbursement Amount”) during the previous thirty-six months from the date of the waiver, provided that such amount paid to PIMCO will not: i) together with any Underlying PIMCO Fund Fees exceed, for such month, the applicable expense limit; ii) exceed the total Asset Allocation Reimbursement Amount; or iii) include any amounts previously reimbursed to PIMCO. The recoverable amounts to PIMCO at March 31, 2021 were (amounts in thousands†):

	Expiring Within
Fund Name	12 months	13-24 months	25-36 months	Total

PIMCO All Asset Fund	$24,141	$25,518	$14,083	$63,742

PIMCO All Asset All Authority Fund	4,590	4,196	935	9,721

†	A zero balance may reflect actual amounts rounding to less than one thousand.

The waivers are reflected on the Statements of Operations as a component of Waiver and/or Reimbursement by PIMCO. For the period ended March 31, 2021, the Funds below waived the following fees (amounts in thousands†):

Fund Name	Waived Fees

PIMCO All Asset Fund	$14,083

PIMCO All Asset All Authority Fund	935

†	A zero balance may reflect actual amounts rounding to less than one thousand.

9. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees paid to these parties are disclosed in Note 8, Fees and Expenses, and the accrued related party fee amounts are disclosed on the Statements of Assets and Liabilities.

During the fiscal year, the Funds executed in-kind transactions to redeem out of and purchase into Underlying PIMCO Funds. These affiliate purchases and redemptions in-kind were completed at the current market price of the Underlying PIMCO Funds at the time of the transaction. See Note 4, Securities and Other Investments for further information.

Certain Funds are permitted to purchase or sell securities from or to certain related affiliated funds under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by the Funds from or to another fund or portfolio that are, or could be, considered an affiliate, or an affiliate of an affiliate, by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 under the Act. Further, as defined under the procedures,

58	PIMCO ALL ASSET FUND AND PIMCO ALL ASSET ALL AUTHORITY FUND

March 31, 2021

each transaction is effected at the current market price. Purchases and sales of securities pursuant to Rule 17a-7 under the Act for the period ended March 31, 2021, were as follows (amounts in thousands†):

Fund Name	Purchases	Sales

PIMCO All Asset Fund	$8,206	$0

PIMCO All Asset All Authority Fund	0	8,243

†	A zero balance may reflect actual amounts rounding to less than one thousand.

10. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee or officer of the Trust is indemnified and each employee or other agent of the Trust (including the Trust’s investment manager) may be indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts.

11. PURCHASES AND SALES OF SECURITIES

The length of time a Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Fund is known as “portfolio turnover.” Each Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover may involve correspondingly greater transaction costs, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities, which are borne by the Fund. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates when distributed to shareholders). The transaction costs associated with portfolio turnover may adversely affect a Fund’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended March 31, 2021, were as follows (amounts in thousands†):

	U.S. Government/Agency		All Other*

Fund Name	Purchases	Sales	Purchases	Sales

PIMCO All Asset Fund	$0	$0	$21,766,192	$23,450,146

PIMCO All Asset All Authority Fund	0	0	6,742,439	7,467,332

†	A zero balance may reflect actual amounts rounding to less than one thousand.
*	A portion of these values are inclusive of in-kind purchases and sales of underlying funds. See Note 9 in the Notes to Financial Statements.

ANNUAL REPORT	MARCH 31, 2021	59

Notes to Financial Statements (Cont.)

12. SHARES OF BENEFICIAL INTEREST

The Trust may issue an unlimited number of shares of beneficial interest with a $0.01 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands†):

	PIMCO All Asset Fund				PIMCO All Asset All Authority Fund

	Year Ended 03/31/2021		Year Ended 03/31/2020		Year Ended 03/31/2021		Year Ended 03/31/2020

	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Receipts for shares sold

Institutional Class	163,925	$1,923,725	221,713	$2,561,797	28,095	$214,868	51,653	$408,355

I-2	10,740	127,861	16,014	183,282	8,509	67,124	15,446	123,837

I-3	706	8,286	151	1,752	1,354	11,349	175	1,433

Administrative Class	1,198	14,219	1,380	16,041	N/A	N/A	N/A	N/A

Class A	15,145	184,204	9,826	113,846	18,077	149,545	10,717	87,663

Class C	556	6,691	820	9,448	536	4,222	768	6,202

Class R	363	4,281	433	4,960	N/A	N/A	N/A	N/A

Issued as reinvestment of distributions

Institutional Class	72,346	885,432	39,678	458,586	19,653	162,003	10,612	86,299

I-2	2,084	25,583	1,176	13,626	2,047	16,891	1,296	10,552

I-3	36	456	3	39	26	212	11	89

Administrative Class	499	6,112	279	3,234	N/A	N/A	N/A	N/A

Class A	3,780	46,488	1,895	21,996	3,170	26,288	1,144	9,344

Class C	462	5,539	383	4,463	816	6,667	419	3,460

Class R	224	2,727	111	1,285	N/A	N/A	N/A	N/A

Cost of shares redeemed

Institutional Class	(393,537)	(4,547,724)	(320,201)	(3,638,474)	(131,034)	(990,450)	(208,566)	(1,648,007)

I-2	(16,781)	(191,060)	(20,760)	(232,460)	(26,247)	(199,937)	(41,016)	(320,148)

I-3	(136)	(1,634)	(926)	(10,648)	(252)	(1,946)	(3,185)	(25,685)

Administrative Class	(2,793)	(32,073)	(3,132)	(36,037)	N/A	N/A	N/A	N/A

Class A	(21,568)	(254,536)	(23,081)	(264,696)	(18,107)	(140,052)	(24,383)	(194,228)

Class C	(14,007)	(168,469)	(10,764)	(123,832)	(21,351)	(173,363)	(19,546)	(158,428)

Class R	(1,081)	(12,597)	(1,076)	(12,205)	N/A	N/A	N/A	N/A

Net increase (decrease) resulting from Fund share transactions	(177,839)	$(1,966,489)	(86,078)	$(923,997)	(114,708)	$(846,579)	(204,455)	$(1,609,262)

†	A zero balance may reflect actual amounts rounding to less than one thousand.

60	PIMCO ALL ASSET FUND AND PIMCO ALL ASSET ALL AUTHORITY FUND

March 31, 2021

The following table discloses the number of shareholders that own 10% or more of the outstanding shares of a Fund along with their respective percent ownership, if any, as of March 31, 2021. Some of these shareholders may be considered related parties, which may include, but are not limited to, the investment adviser and its affiliates, affiliated broker dealers, fund of funds and directors or employees of the Trust or Adviser.

	Shareholders that own 10% or more of outstanding shares		Total percentage of portfolio held by shareholders that own 10% or more of outstanding shares

	Non-Related Parties	Related Parties	Non-Related Parties	Related Parties

PIMCO All Asset All Authority Fund	1	0	14%	0%

13. REGULATORY AND LITIGATION MATTERS

The Funds are not named as defendants in any material litigation or arbitration proceedings and are not aware of any material litigation or claim pending or threatened against them.

The foregoing speaks only as of the date of this report.

14. FEDERAL INCOME TAX MATTERS

Each Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

A Fund may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Adviser has reviewed the Funds’ tax positions for all open tax years. As of March 31, 2021, the Funds have recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions they have taken or expect to take in future tax returns.

The Funds file U.S. federal, state, and local tax returns as required. The Funds’ tax returns are subject to examination by relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

The Funds, through the Underlying PIMCO Funds, may gain exposure to the commodities markets primarily through investment in swap agreements, futures and options. The Underlying PIMCO Funds may also gain exposure indirectly to commodity markets by investing in a subsidiary (“Commodity Subsidiary”) which may invest without limit in commodity-linked swap agreements and other commodity-linked derivative instruments.

One of the requirements for favorable tax treatment as a regulated investment company under the Code is that the Fund must derive at least 90% of its gross income from certain qualifying sources of income. The Internal Revenue Service (“IRS”) has issued a revenue ruling which holds that income

ANNUAL REPORT	MARCH 31, 2021	61

Notes to Financial Statements (Cont.)

derived from commodity index-linked derivatives, if earned directly by a “Fund”, is not qualifying income under Subchapter M of the Code. The IRS has issued private letter rulings in which the IRS specifically concluded that income derived from an investment in a subsidiary that provides commodity-linked exposure through its investments will be qualifying income. Based on the reasoning in such rulings, the Fund will continue to seek to gain exposure to the commodity markets primarily through investments in the Commodity Subsidiary and perhaps through commodity-linked notes.

It should be noted, however, that the IRS currently has ceased the issuance of such rulings. In addition, the IRS also issued a revenue procedure, which states that the IRS will not in the future issue private letter rulings that would require a determination of whether an asset (such as a commodity index-linked note) is a “security” under the Act.

The IRS issued in September 2016 proposed regulations that would have generally treated the Fund’s income inclusion (under Subpart F of the Code) with respect to the Commodity Subsidiary as qualifying income only if there were a distribution during the same taxable year out of the earnings and profits of the Commodity Subsidiary attributable to such income inclusion. In March 2019, the IRS issued final regulations (so modifying the proposed regulations) providing that (i) it will not rule on the determination of whether a financial instrument or position is a security under the Act; (ii) any earnings and profits paid out in the same taxable year as earned by a controlled foreign corporation to a Fund is treated as qualifying dividends; and (iii) that income inclusion by a Fund of its Commodity Subsidiary’s earnings would be treated as other qualifying income if derived with respect to the Fund’s business of investing in stock, securities, or currencies.

There can be no assurance that the IRS will not change its position that income derived from commodity-linked notes and wholly-owned subsidiaries is qualifying income. Furthermore, the tax treatment of commodity-linked notes, other commodity-linked derivatives, and the Fund’s investments in the Commodity Subsidiary may otherwise be adversely affected by future legislation, court decisions, Treasury Regulations and/or guidance issued by the IRS. Such developments could affect the character, timing and/or amount of the Fund’s taxable income or any distributions made by the Fund or result in the inability of the Fund to operate as described in its prospectus.

If, during a taxable year, the Commodity Subsidiary’s taxable losses (and other deductible items) exceed its income and gains, the net loss will not pass through to the Fund as a deductible amount for income tax purposes. In the event the Commodity Subsidiary’s taxable gains exceed its losses and other deductible items during a taxable year, the net gain will pass through to the Fund as ordinary income for Federal income tax purposes.

62	PIMCO ALL ASSET FUND AND PIMCO ALL ASSET ALL AUTHORITY FUND

March 31, 2021

As of March 31, 2021, the components of distributable taxable earnings are as follows (amounts in thousands†):

	Undistributed Ordinary Income(1)	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation)(2)	Other Book-to-Tax Accounting Differences(3)	Accumulated Capital Losses(4)	Qualified Late-Year Loss Deferral- Capital(5)	Qualified Late-Year Loss Deferral- Ordinary(6)	Total Distributable Earnings

PIMCO All Asset Fund	$37,845	$0	$1,646,053	$0	$(2,918,057)	$0	$0	$(1,234,159)

PIMCO All Asset All Authority Fund	19,669	0	10,692	0	(6,349,853)	0	0	(6,319,492)

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)	Includes undistributed short-term capital gains, if any.
(2)	Adjusted for open wash sale loss deferrals for federal income tax purposes
(3)	Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America mainly for distributions payable at fiscal year end.
(4)	Capital losses available to offset future net capital gains expire in varying amounts as shown below.
(5)	Capital losses realized during the period November 1, 2020 through March 31, 2021 which the Funds elected to defer to the following taxable year pursuant to income tax regulations.
(6)

Specified losses realized during the period November 1, 2020 through March 31, 2021 and Ordinary losses realized during the period January 1, 2021 through March 31, 2021, which the Funds elected to defer to the following taxable year pursuant to income tax regulations.

Under the Regulated Investment Company Modernization Act of 2010, a fund is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law. As of March 31, 2021, the Funds had the following post-effective capital losses with no expiration (amounts in thousands†):

	Short-Term	Long-Term

PIMCO All Asset Fund	$389,659	$2,258,398

PIMCO All Asset All Authority Fund	1,298,448	5,051,405

†	A zero balance may reflect actual amounts rounding to less than one thousand.

As of March 31, 2021, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands†):

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)(7)
PIMCO All Asset Fund	$14,754,004	$1,864,446	$(218,391)	$1,646,055
PIMCO All Asset All Authority Fund	4,310,438	320,874	(310,182)	10,692

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(7)	Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) are attributable to open wash sale loss deferrals.

ANNUAL REPORT	MARCH 31, 2021	63

Notes to Financial Statements (Cont.)

March 31, 2021

For the fiscal years ended March 31, 2021 and March 31, 2020, respectively, the Funds made the following tax basis distributions (amounts in thousands†):

	March 31, 2021			March 31, 2020
	Ordinary Income Distributions(8)	Long-Term Capital Gain Distributions	Return of Capital(9)	Ordinary Income Distributions(8)	Long-Term Capital Gain Distributions	Return of Capital(9)

PIMCO All Asset Fund	$1,030,022	$0	$0	$537,441	$0	$12,586

PIMCO All Asset All Authority Fund	230,006	0	0	118,016	0	0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(8)	Includes short-term capital gains distributed, if any.
(9)

A portion of the distributions made represents a tax return of capital. Return of capital distributions have been reclassified from undistributed net investment income to paid-in capital to more appropriately conform financial accounting to tax accounting.

64	PIMCO ALL ASSET FUND AND PIMCO ALL ASSET ALL AUTHORITY FUND

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of PIMCO Funds and Shareholders of PIMCO All Asset Fund and PIMCO All Asset All Authority Fund

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of PIMCO All Asset Fund and PIMCO All Asset All Authority Fund (two of the funds constituting PIMCO Funds, hereafter collectively referred to as the “Funds”) as of March 31, 2021, the related statements of operations and the statement of cash flows for PIMCO All Asset All Authority Fund for the year ended March 31, 2021, the statements of changes in net assets for each of the two years in the period ended March 31, 2021, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of March 31, 2021, the results of each of their operations and the cash flows for PIMCO All Asset All Authority Fund for the year then ended, the changes in each of their net assets for each of the two years in the period ended March 31, 2021 and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of March 31, 2021 by correspondence with the custodian and transfer agent. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

Kansas City, Missouri

May 27, 2021

We have served as the auditor of one or more investment companies in PIMCO Funds since 1987.

ANNUAL REPORT	MARCH 31, 2021	65

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Currency Abbreviations:
USD (or $)	United States Dollar

Index/Spread Abbreviations:
RAFI	Research Affiliates Fundamental Index

Other Abbreviations:
TBA	To-Be-Announced

66	PIMCO ALL ASSET FUND AND PIMCO ALL ASSET ALL AUTHORITY FUND

Federal Income Tax Information

(Unaudited)

As required by the Internal Revenue Code (“Code”) and Treasury Regulations, if applicable, shareholders must be notified within 60 days of the Funds’ fiscal year end regarding the status of qualified dividend income and the dividend received deduction.

Dividend Received Deduction.  Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Funds’ dividend distribution that qualifies under tax law. The percentage of the following Funds’ Fiscal 2021 ordinary income dividend that qualifies for the corporate dividend received deduction is set forth below:

Qualified Dividend Income.  Under the Jobs and Growth Tax Relief Reconciliation Act of 2003, the following percentage of ordinary dividends paid during the fiscal year ended March 31, 2021 was designated as ‘qualified dividend income’ as defined in the Jobs and Growth Tax Relief Reconciliation Act of 2003 subject to reduced tax rates in 2021:

Qualified Interest Income and Qualified Short-Term Capital Gain (for non-U.S. resident shareholders only).  Under the American Jobs Creation Act of 2004, the following amounts of ordinary dividends paid during the fiscal year ended March 31, 2021 are considered to be derived from “qualified interest income,” as defined in Section 871(k)(1)(E) of the Code, and therefore are designated as interest-related dividends, as defined in Section 871(k)(1)(C) of the Code. Further, the following amounts of ordinary dividends paid during the fiscal year ended March 31, 2021 are considered to be derived from “qualified short-term capital gain,” as defined in Section 871(k)(2)(D) of the Code, and therefore are designated as qualified short-term gain dividends, as defined by Section 871(k)(2)(C) of the Code.

	Dividend Received Deduction %	Qualified Dividend Income %	Qualified Interest Income (000s†)	Qualified Short-Term Capital Gain (000s†)
PIMCO All Asset Fund	1.73%	2.36%	$103	$0
PIMCO All Asset All Authority Fund	0%	2.71%	138	0

†	A zero balance may reflect actual amounts rounding to less than one thousand.

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. In January 2022, you will be advised on IRS Form 1099-DIV as to the federal tax status of the dividends and distributions received by you in calendar year 2021.

Section 163(j) Interest Dividends.  The fund intends to pass through the maximum amount allowable as Section 163(j) Interest Dividends as defined in Proposed Treasury Section 1.163(j)-1(b). The 163(j) percentage of ordinary income distributions are as follows:

163 (j) Interest Dividends %
PIMCO All Asset Fund	0%
PIMCO All Asset All Authority Fund	0%

ANNUAL REPORT	MARCH 31, 2021	67

Management of the Trust

The charts below identify the Trustees and executive officers of the Trust. Unless otherwise indicated, the address of all persons below is 650 Newport Center Drive, Newport Beach, CA 92660.

The Funds’ Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at (888) 87-PIMCO or visit the Funds’ website at www.pimco.com.

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served†	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Public Company and Investment Company Directorships Held by Trustee During the Past 5 Years

Interested Trustees[1]

Peter G. Strelow (1970) Chairman of the Board and Trustee	05/2017 to present Chairman 02/2019 to present	Managing Director and Co-Chief Operating Officer, PIMCO. Senior Vice President of the Trust, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Chief Administrative Officer, PIMCO.	149	Chairman and Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT.

Kimberley G. Stafford (1978) Trustee	02/2021 to present	Managing Director and Global Head of Product Strategy, PIMCO; and Member of Executive Committee. Formerly, Head of Asia-Pacific, Global Head of Consultant Relations and Head of US Institutional and Alternatives Sales, PIMCO.	149	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT.

Independent Trustees

George E. Borst (1948) Trustee	04/2015 to present	Executive Advisor, McKinsey & Company; Formerly, Executive Advisor, Toyota Financial Services; and CEO, Toyota Financial Services.	149	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, MarineMax Inc.

Jennifer Holden Dunbar (1963) Trustee	04/2015 to present	Managing Director, Dunbar Partners, LLC (business consulting and investments). Formerly, Partner, Leonard Green & Partners, L.P.	149	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, PS Business Parks; Director, Big 5 Sporting Goods Corporation.

Kym M. Hubbard (1957) Trustee	02/2017 to present	Formerly, Global Head of Investments, Chief Investment Officer and Treasurer, Ernst & Young.	149	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, State Auto Financial Corporation.

Gary F. Kennedy (1955) Trustee	04/2015 to present	Formerly, Senior Vice President, General Counsel and Chief Compliance Officer, American Airlines and AMR Corporation (now American Airlines Group).	149	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Peter B. McCarthy (1950) Trustee	04/2015 to present	Formerly, Assistant Secretary and Chief Financial Officer, United States Department of Treasury; Deputy Managing Director, Institute of International Finance.	149	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Ronald C. Parker (1951) Lead Independent Trustee	07/2009 to present Lead Independent Trustee - 02/2017 to present	Director of Roseburg Forest Products Company. Formerly, Chairman of the Board, The Ford Family Foundation; and President, Chief Executive Officer, Hampton Affiliates (forestry products).	149	Lead Independent Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

*	Unless otherwise noted, the information for the individuals listed is as of March 31, 2021.

68	PIMCO ALL ASSET FUND AND PIMCO ALL ASSET ALL AUTHORITY FUND

(Unaudited)

[1]	Ms. Stafford and Mr. Strelow are “interested persons” of the Trust (as that term is defined in the 1940 Act) because of their affiliations with PIMCO.
†	Trustees serve until their successors are duly elected and qualified.

Executive Officers

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years†

Eric D. Johnson (1970) President	06/2019 to present	Executive Vice President and Head of Funds Business Group Americas, PIMCO. President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

David C. Flattum (1964) Chief Legal Officer	05/2019 to present	Managing Director and General Counsel, PIMCO. Chief Legal Officer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, Managing Director, Chief Operating Officer and General Counsel, Allianz Asset Management of America L.P.

Keisha Audain-Pressley (1975) Chief Compliance Officer	01/2020 to present	Executive Vice President and Deputy Chief Compliance Officer, PIMCO. Chief Compliance Officer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Joshua D. Ratner (1976)** Senior Vice President	05/2019 to present	Executive Vice President and Head of Americas Operations, PIMCO. Senior Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Peter G. Strelow (1970) Senior Vice President	06/2019 to present	Managing Director and Co-Chief Operating Officer, PIMCO. Senior Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Chief Administrative Officer, PIMCO.

Ryan G. Leshaw (1980) Vice President - Senior Counsel, Secretary	11/2018 to present	Executive Vice President and Senior Counsel, PIMCO. Vice President, Senior Counsel and Secretary, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Chief Legal Officer, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Associate, Willkie Farr & Gallagher LLP.

Wu-Kwan Kit (1981) Assistant Secretary	08/2017 to present	Senior Vice President and Senior Counsel, PIMCO. Assistant Secretary, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Vice President, Senior Counsel and Secretary, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Assistant General Counsel, VanEck Associates Corp.

Jeffrey A. Byer (1976) Vice President	02/2020 to present	Executive Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Elizabeth A. Duggan (1964) Vice President	02/2021 to present	Executive Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Brian J. Pittluck (1977) Vice President	01/2020 to present	Senior Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Bijal Y. Parikh (1978) Treasurer	01/2021 to present	Senior Vice President, PIMCO. Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Erik C. Brown (1967)*** Assistant Treasurer	02/2001 to present	Executive Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

ANNUAL REPORT	MARCH 31, 2021	69

Management of the Trust (Cont.)

(Unaudited)

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years†

Brandon T. Evans (1982) Assistant Treasurer	05/2019 to present	Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Colleen D. Miller (1980)** Assistant Treasurer	02/2017 to present	Senior Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Deputy Treasurer, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Jason J. Nagler (1982)*** Assistant Treasurer	05/2015 to present	Senior Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

H. Jessica Zhang (1973)** Assistant Treasurer	01/2020 to present	Senior Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

*	Unless otherwise noted, the information for the individuals listed is as of March 31, 2021.
†

The term “PIMCO-Sponsored Closed-End Funds” as used herein includes: PIMCO California Municipal Income Fund, PIMCO California Municipal Income Fund II, PIMCO California Municipal Income Fund III, PIMCO Municipal Income Fund, PIMCO Municipal Income Fund II, PIMCO Municipal Income Fund III, PIMCO New York Municipal Income Fund, PIMCO New York Municipal Income Fund II, PIMCO New York Municipal Income Fund III, PCM Fund Inc., PIMCO Corporate & Income Opportunity Fund, PIMCO Corporate & Income Strategy Fund, PIMCO Dynamic Credit and Mortgage Income Fund, PIMCO Dynamic Income Fund, PIMCO Dynamic Income Opportunities Fund, PIMCO Energy and Tactical Credit Opportunities Fund, PIMCO Global StocksPLUS® & Income Fund, PIMCO High Income Fund, PIMCO Income Opportunity Fund, PIMCO Income Strategy Fund, PIMCO Income Strategy Fund II and PIMCO Strategic Income Fund, Inc.; the term “PIMCO-Sponsored Interval Funds” as used herein includes: PIMCO Flexible Credit Income Fund and PIMCO Flexible Municipal Income Fund.

**	The address of these officers is Pacific Investment Management Company LLC, 1633 Broadway, New York, New York 10019.
***	The address of these officers is Pacific Investment Management Company LLC, 401 Congress Ave., Austin, Texas 78701.

70	PIMCO ALL ASSET FUND AND PIMCO ALL ASSET ALL AUTHORITY FUND

Privacy Policy1

(Unaudited)

The Funds2,3 consider customer privacy to be a fundamental aspect of their relationships with shareholders and are committed to maintaining the confidentiality, integrity and security of their current, prospective and former shareholders’ non-public personal information. The Funds have developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

Obtaining Non-Public Personal Information

In the course of providing shareholders with products and services, the Funds and certain service providers to the Funds, such as the Funds’ investment advisers or sub-advisers (“Advisers”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial professional or consultant, and/or from information captured on applicable websites.

Respecting Your Privacy

As a matter of policy, the Funds do not disclose any non-public personal information provided by shareholders or gathered by the Funds to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Funds. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. The Funds or their affiliates may also retain non-affiliated companies to market Fund shares or products which use Fund shares and enter into joint marketing arrangements with them and other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Funds may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm and/or financial professional or consultant.

Sharing Information with Third Parties

The Funds reserve the right to disclose or report personal or account information to non-affiliated third parties in limited circumstances where the Funds believe in good faith that disclosure is required under law, to cooperate with regulators or law enforcement authorities, to protect their rights or property, or upon reasonable request by any Fund in which a shareholder has invested. In addition, the Funds may disclose information about a shareholder or a shareholder’s accounts to a non-affiliated third party at the shareholder’s request or with the consent of the shareholder.

Sharing Information with Affiliates

The Funds may share shareholder information with their affiliates in connection with servicing shareholders’ accounts, and subject to applicable law may provide shareholders with information about products and services that the Funds or their Advisers, distributors or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Funds may share may include, for example, a shareholder’s participation in the Funds or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), information about the Funds’ experiences or transactions with a shareholder, information captured on applicable websites, or other data about a shareholder’s accounts, subject to applicable law. The Funds’ Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

ANNUAL REPORT	MARCH 31, 2021	71

Privacy Policy1 (Cont.)

(Unaudited)

Procedures to Safeguard Private Information

The Funds take seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Funds have implemented procedures that are designed to restrict access to a shareholder’s non-public personal information to internal personnel who need to know that information to perform their jobs, such as servicing shareholder accounts or notifying shareholders of new products or services. Physical, electronic and procedural safeguards are in place to guard a shareholder’s non-public personal information.

Information Collected from Websites

The Funds or their service providers and partners may collect information from shareholders via websites they maintain. The information collected via websites maintained by the Funds or their service providers includes client non-public personal information.

Changes to the Privacy Policy

From time to time, the Funds may update or revise this privacy policy. If there are changes to the terms of this privacy policy, documents containing the revised policy on the relevant website will be updated.

1 Amended as of June 25, 2020.

2 PIMCO Investments LLC (“PI”) serves as the Funds’ distributor and does not provide brokerage services or any financial advice to investors in the Funds solely because it distributes the Funds. This Privacy Policy applies to the activities of PI to the extent that PI regularly effects or engages in transactions with or for a shareholder of a series of a Trust who is the record owner of such shares. For purposes of this Privacy Policy, references to “the Funds” shall include PI when acting in this capacity.

3 When distributing this Policy, a Fund may combine the distribution with any similar distribution of its investment adviser’s privacy policy. The distributed, combined, policy may be written in the first person (i.e. by using “we” instead of “the Funds”).

72	PIMCO ALL ASSET FUND AND PIMCO ALL ASSET ALL AUTHORITY FUND

Liquidity Risk Management Program

(Unaudited)

In compliance with Rule 22e-4 (the “Liquidity Rule”) under the Investment Company Act of 1940, as amended (“1940 Act”), PIMCO Funds (the “Trust”) has adopted and implemented a liquidity risk management program (the “Program”) for each series of the Trust (each a “Fund” and collectively, the “Funds”) not regulated as a money market fund under 1940 Act Rule 2a-7, which is reasonably designed to assess and manage the Funds’ liquidity risk. The Trust’s Board of Trustees (the “Board”) previously approved the designation of the PIMCO Liquidity Risk Committee (the “Administrator”) as Program administrator. The PIMCO Liquidity Risk Committee consists of senior members from certain PIMCO business areas, such as Portfolio Risk Management, Americas Operations, Compliance, Account Management and Portfolio Management, and is advised by members of PIMCO Legal.

A Fund’s “liquidity risk” is the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of the remaining investors’ interests in the Fund. In accordance with the Program, each Fund’s liquidity risk is assessed no less frequently than annually taking into consideration a variety of factors, including, as applicable, the Fund’s investment strategy and liquidity of portfolio investments, cash flow projections, and holdings of cash and cash equivalents, as well as borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions. Each Fund portfolio investment is classified into one of four liquidity categories (including “highly liquid investments” and “illiquid investments,” discussed below) based on a determination of the number of days it is reasonably expected to take to convert the investment to cash, or sell or dispose of the investment, in current market conditions without significantly changing the investment’s market value. Each Fund has adopted a “Highly Liquid Investment Minimum” (or “HLIM”), which is a minimum amount of Fund net assets to be invested in highly liquid investments that are assets. As required under the Liquidity Rule, each Fund’s HLIM is periodically reviewed, no less frequently than annually, and the Funds have adopted policies and procedures for responding to a shortfall of a Fund’s highly liquid investments below its HLIM. The Liquidity Rule also limits the Funds’ investments in illiquid investments by prohibiting a Fund from acquiring any illiquid investment if, immediately after the acquisition, the Fund would have invested more than 15% of its net assets in illiquid investments that are assets. Certain non-public reporting is generally required if a Fund’s holdings of illiquid investments that are assets were to exceed 15% of Fund net assets.

At a meeting of the Board held on February 9-10, 2021, the Board received a report (the “Report”) from the Administrator addressing the Program’s operation and assessing the adequacy and effectiveness of its implementation for the period from December 1, 2019 through December 31, 2020. The Report reviewed the operation of the Program’s components during such period, noted the March-April 2020 market conditions and associated monitoring by the Administrator, and stated that the Program is operating effectively to assess and manage each Fund’s liquidity risk and that the Program has been and continues to be adequately and effectively implemented to monitor and, as applicable, respond to the Funds’ liquidity developments. This has remained true for the 12-month reporting period ended March 31, 2021.

ANNUAL REPORT	MARCH 31, 2021	73

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Investment Sub-Adviser

Research Affiliates, LLC

620 Newport Center Drive, Suite 900

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, MO 64105

Transfer Agent

DST Asset Manager Solutions, Inc.

Institutional Class, I-2, I-3, Administrative Class

430 W 7th Street STE 219024

Kansas City, MO 64105-1407

DST Asset Manager Solutions, Inc.

Class A, Class C, Class R

430 W 7th Street STE 219294

Kansas City, MO 64105-1407

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the Funds listed on the Report cover.

PF3010AR_033121

PIMCO FUNDS

Annual Report

March 31, 2021

PIMCO Climate Bond Fund

As permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website, pimco.com/literature, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by visiting pimco.com/edelivery or by contacting your financial intermediary, such as a broker-dealer or bank.

You may elect to receive all future reports in paper free of charge. If you own these shares through a financial intermediary, such as a broker-dealer or bank, you may contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by calling 888.87.PIMCO (888.877.4626). Your election to receive reports in paper will apply to all funds held with the fund complex if you invest directly with the Fund or to all funds held in your account if you invest through a financial intermediary, such as a broker-dealer or bank.

This material is authorized for use only when preceded or accompanied by the current PIMCO Funds prospectuses. The Shareholder Reports for the other series of the PIMCO Funds are printed separately.

Chairman’s Letter

Dear Shareholder,

We hope that you and your family are staying safe and healthy during these challenging times. We continue to work tirelessly to navigate markets and manage the assets that you have entrusted with us. Following this letter is the PIMCO Funds Annual Report, which covers the 12-month reporting period ended March 31, 2021. On the subsequent pages, you will find specific details regarding investment results and discussion of the factors that most affected performance during the reporting period.

For the 12-month reporting period ended March 31, 2021

The global economy was severely impacted by the repercussions related to the COVID-19 pandemic. Looking back, second-quarter 2020 U.S. annualized gross domestic product (“GDP”) growth was -31.4%. This represented the steepest quarterly decline on record. With the economy reopening, third-quarter 2020 GDP growth was 33.4%, the largest quarterly increase on record. GDP growth was then 4.3% during the fourth quarter of 2020. The Commerce Department’s initial reading for first-quarter 2021 GDP growth — released after the reporting period ended — was 6.4%.

The Federal Reserve (the “Fed”) took unprecedented actions to support the economy and keep markets functioning properly. In early March 2020, before the reporting period began, the Fed lowered the federal funds rate to a range between 1.00% and 1.25%. Later in the month, the Fed lowered the rate to a range between 0.00% and 0.25%. On March 23, the Fed announced that it would make unlimited purchases of Treasury and mortgage securities and, for the first time, it would purchase corporate bonds on the open market. In August 2020, Fed Chair Jerome Powell said the central bank had changed how it viewed the trade-off between lower unemployment and higher inflation. Per Powell’s statement, the Fed’s new approach to setting U.S. monetary policy will entail letting inflation run higher, which could mean that interest rates remain low for an extended period. Meanwhile, in March 2020, the U.S. government passed a total of roughly $2.8 trillion in fiscal stimulus measures to aid the economy. A subsequent $900 billion stimulus package was finalized in December 2020, and a $1.9 trillion stimulus package was finalized in February 2021. Finally, the Biden administration unveiled a $2.25 trillion infrastructure spending proposal in late March 2021.

Economies outside the U.S. were also significantly impacted by the pandemic but are expected to improve in 2021. In its April 2021 World Economic Outlook Update — released after the reporting period ended — the International Monetary Fund (“IMF”) stated that it expects 2021 GDP growth in the eurozone, U.K. and Japan will be 4.4%, 5.3% and 3.3%, respectively. For comparison purposes, the GDP growth of these economies was projected to be -6.6%, -9.9% and -4.8%, respectively, in 2020.

2	PIMCO CLIMATE BOND FUND

Against this backdrop, central banks and governments around the world took a number of aggressive actions. Looking back, in March 2020, the European Central Bank (the “ECB”) unveiled a new €750 billion bond-buying program, which was subsequently expanded by another €600 billion in June 2020. In July, the European Union agreed on a €1.8 trillion spending package to bolster its economy. In December 2020, the ECB expanded its monetary stimulus program by another €500 billion. The Bank of England reduced its key lending rate to 0.10% — a record low — in March, added £100 billion to its quantitative easing program in June and increased its bond-buying program by £150 billion to £895 billion in November. Finally, toward the end of the year, the U.K. and the European Union agreed to a long-awaited Brexit deal. Elsewhere, the Bank of Japan maintained its short-term interest rate at -0.10%, while increasing the target for its holdings of corporate bonds to ¥4.2 trillion from ¥3.2 trillion. In May 2020, the Japanese government doubled its stimulus measures with a ¥117 trillion package. Finally, in December 2020, the Bank of Japan announced a new ¥73.6 trillion stimulus package.

Short-term U.S. Treasury yields edged lower, whereas long-term yields moved sharply higher, albeit from a very low level during the reporting period. The yield on the benchmark 10-year U.S. Treasury note was 1.74% at the end of the reporting period, versus 0.70% on March 31, 2020. The Bloomberg Barclays Global Treasury Index (USD Hedged), which tracks fixed-rate, local currency government debt of investment grade countries, including both developed and emerging markets, returned -1.03%. Meanwhile, the Bloomberg Barclays Global Aggregate Credit Index (USD Hedged), a widely used index of global investment grade credit bonds, returned 7.98%. Riskier fixed income asset classes, including high yield corporate bonds and emerging market debt, produced stronger returns. The ICE BofAML Developed Markets High Yield Constrained Index (USD Hedged), a widely used index of below-investment-grade bonds, returned 23.34%, whereas emerging market external debt, as represented by the JPMorgan Emerging Markets Bond Index (EMBI) Global (USD Hedged), returned 14.29%. Emerging market local bonds, as represented by the JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged), returned 13.03%.

Despite the headwinds from the pandemic and periods of volatility, global equities produced exceptionally strong results. All told, U.S. equities, as represented by the S&P 500 Index, returned 56.35%, fueled in our view by accommodative monetary and fiscal policy and improved investor sentiment after positive COVID-19 vaccine news. Global equities, as represented by the MSCI World Index, returned 54.03%, whereas emerging market equities, as measured by the MSCI Emerging Markets Index, returned 58.39%. Meanwhile, Japanese equities, as represented by the Nikkei 225 Index (in JPY), returned 56.62%, and European equities, as represented by the MSCI Europe Index (in EUR), returned 35.32%.

Commodity prices were volatile but moved higher overall. When the reporting period began, Brent crude oil was approximately $22 a barrel but ended the reporting period

ANNUAL REPORT	MARCH 31, 2021	3

Chairman’s Letter (Cont.)

at roughly $63 a barrel. We believe that oil prices rallied because producers reduced their output and investors anticipated stronger demand as global growth improved. Elsewhere, copper and gold prices also moved higher.

Finally, there were also periods of volatility in the foreign exchange markets, in our view due to fluctuating economic growth, trade conflicts and changing central bank monetary policies, along with the U.S. elections and several geopolitical events. The U.S. dollar weakened against several major currencies. For example, the U.S. dollar returned -6.34% and -10.97% versus the euro and the British pound, respectively. However, the U.S. dollar appreciated 2.87% versus the Japanese yen.

Thank you for the assets you have placed with us. We deeply value your trust, and we will continue to work diligently to meet your broad investment needs. For any questions regarding your PIMCO Funds investments, please contact your account manager or call one of our shareholder associates at (888) 87-PIMCO. We also invite you to visit our website at pimco.com to learn more about our viewpoints.

Stay safe and healthy, Peter G. Strelow Chairman of the Board PIMCO Funds

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income distributions and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an unmanaged index.

4	PIMCO CLIMATE BOND FUND

Important Information About the PIMCO Climate Bond Fund

PIMCO Funds (the “Trust”) is an open-end management investment company that includes the PIMCO Climate Bond Fund (the “Fund”).

We believe that bond funds have an important role to play in a well-diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed income securities and other instruments held by the Fund are likely to decrease in value. A wide variety of factors can cause interest rates or yields of U.S. Treasury securities (or yields of other types of bonds) to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). In addition, changes in interest rates can be sudden and unpredictable, and there is no guarantee that Fund management will anticipate such movement accurately. The Fund may lose money as a result of movements in interest rates.

As of the date of this report, interest rates in the United States and many parts of the world, including certain European countries, are at or near historically low levels. Thus, bond funds currently face a heightened level of risk associated with rising interest rates and/or bond yields. This could be driven by a variety of factors, including but not limited to central bank monetary policies, changing inflation or real growth rates, general economic conditions, increasing bond issuances or reduced market demand for low yielding investments. Further, while bond markets have steadily grown over the past three decades, dealer inventories of corporate bonds are near historic lows in relation to market size. As a result, there has been a significant reduction in the ability of dealers to “make markets.”

Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets or negatively impact the Fund’s performance or cause the Fund to incur losses. As a result, the Fund may experience increased shareholder redemptions, which, among other things, could further reduce the net assets of the Fund.

The Fund may be subject to various risks as described in the Fund’s prospectus and in the Principal and Other Risks in the Notes to Financial Statements.

Classifications of Fund portfolio holdings in this report are made according to financial reporting standards. The classification of a particular portfolio holding as shown in the Allocation Breakdown and Schedule of Investments sections of this report may differ from the classification used for the Fund’s compliance calculations, including those used in the Fund’s prospectus, investment objectives, regulatory, and other investment limitations and policies, which may be based on different asset class, sector or geographical classifications. The Fund is separately monitored for compliance with respect to prospectus and regulatory requirements.

The geographical classification of foreign (non-U.S.) securities in this report, if any, are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

Beginning in January 2020, global financial markets have experienced and may continue to experience significant volatility resulting from the spread of a novel coronavirus known as COVID-19.

ANNUAL REPORT	MARCH 31, 2021	5

Important Information About the PIMCO Climate Bond Fund (Cont.)

The outbreak of COVID-19 has resulted in travel and border restrictions, quarantines, supply chain disruptions, lower consumer demand and general market uncertainty. The effects of COVID-19 have and may continue to adversely affect the global economy, the economies of certain nations and individual issuers, all of which may negatively impact the Fund’s performance. In addition, COVID-19 and governmental responses to COVID-19 may negatively impact the capabilities of the Fund’s service providers and disrupt the Fund’s operations.

The United States’ enforcement of restrictions on U.S. investments in certain issuers and tariffs on goods from other countries, each with a focus on China, has contributed to international trade tensions and may impact portfolio securities.

The United Kingdom’s withdrawal from the European Union may impact Fund returns. The withdrawal may cause substantial volatility in foreign exchange markets, lead to weakness in the exchange rate of the British pound, result in a sustained period of market uncertainty, and destabilize some or all of the other European Union member countries and/or the Eurozone.

The Fund may invest in certain instruments that rely in some fashion upon the London Interbank Offered Rate (“LIBOR”). LIBOR is an average interest rate, determined by the ICE Benchmark Administration, that banks charge one another for the use of short-term money. The United Kingdom’s Financial Conduct Authority, which regulates LIBOR, has announced plans to ultimately phase out the use of LIBOR. There remains uncertainty regarding future utilization of LIBOR and the nature of any replacement rate (e.g., the Secured Overnight Financing Rate, which is intended to replace U.S. dollar LIBOR and measures the cost of overnight borrowings through repurchase agreement transactions collateralized with U.S. Treasury securities). Any potential effects of the transition away from LIBOR on the Fund or on certain instruments in which the Fund invests can be difficult to ascertain, and they may vary depending on a variety of factors. The transition may also result in a reduction in the value of certain instruments held by the Fund or a reduction in the effectiveness of related Fund transactions such as hedges. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses to the Fund.

On the Fund Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that any dividend and capital gain distributions were reinvested. The Cumulative Returns chart and Average Annual Total Return table reflect any sales load that would have applied at the time of purchase or any Contingent Deferred Sales Charge (“CDSC”) that would have applied if a full redemption occurred on the last business day of the period shown in the Cumulative Returns chart. Class A shares are subject to an initial sales charge. A CDSC may be imposed in certain circumstances on Class A shares that are purchased without an initial sales charge and then redeemed during the first 12 months after purchase. Class C shares are subject to a 1% CDSC, which may apply in the first year. The Cumulative Returns chart reflects only Institutional Class performance. Performance for I-2, I-3, Class A and Class C shares, if applicable, is typically lower than Institutional Class performance due to the lower expenses paid by Institutional Class shares. Performance shown is net of fees and expenses. The minimum initial investment amount for Institutional Class, I-2 and I-3 shares is $1,000,000. The minimum initial investment amount for Class A and Class C shares is $1,000. The Fund measures its performance against at least one broad-based securities market index (“benchmark index”) and a Lipper Average, which is calculated by Lipper, Inc. (“Lipper”), a Thomson Reuters company, and represents the total return performance average of funds that are tracked by Lipper that have the same fund

6	PIMCO CLIMATE BOND FUND

classification. Benchmark indexes do not take into account fees, expenses or taxes. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. There is no assurance that the Fund, even if the Fund has experienced high or unusual performance for one or more periods, will experience similar levels of performance in the future. High performance is defined as a significant increase in either 1) the Fund’s total return in excess of that of the Fund’s benchmark between reporting periods or 2) the Fund’s total return in excess of the Fund’s historical returns between reporting periods. Unusual performance is defined as a significant change in the Fund’s performance as compared to one or more previous reporting periods. Historical performance for the Fund or a share class thereof may have been positively impacted by fee waivers or expense limitations in place during some or all of the periods shown, if applicable. Future performance (including total return or yield) and distributions may be negatively impacted by the expiration or reduction of any such fee waivers or expense limitations.

The following table discloses the inception dates of the Fund and its respective share classes along with the Fund’s diversification status as of period end:

Fund Name	Fund Inception	Institutional Class	I-2	I-3	Class A	Class C	Diversification Status

PIMCO Climate Bond Fund	12/10/19	12/10/19	12/10/19	12/10/19	12/10/19	12/10/19	Diversified

An investment in the Fund is not a bank deposit and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Fund.

The Trustees are responsible generally for overseeing the management of the Trust. The Trustees authorize the Trust to enter into service agreements with the Adviser, the Distributor, the Administrator and other service providers in order to provide, and in some cases authorize service providers to procure through other parties, necessary or desirable services on behalf of the Trust and the Fund. Shareholders are not parties to or third-party beneficiaries of such service agreements. Neither this Fund’s prospectus nor summary prospectus, the Trust’s Statement of Additional Information (“SAI”), any contracts filed as exhibits to the Trust’s registration statement, nor any other communications, disclosure documents or regulatory filings (including this report) from or on behalf of the Trust or the Fund creates a contract between or among any shareholder of the Fund, on the one hand, and the Trust, the Fund, a service provider to the Trust or the Fund, and/or the Trustees or officers of the Trust, on the other hand. The Trustees (or the Trust and its officers, service providers or other delegates acting under authority of the Trustees) may amend the most recent prospectus or use a new prospectus, summary prospectus or SAI with respect to the Fund or the Trust, and/or amend, file and/or issue any other communications, disclosure documents or regulatory filings, and may amend or enter into any contracts to which the Trust or the Fund is a party, and interpret the investment objective(s), policies, restrictions and contractual provisions applicable to the Fund, without shareholder input or approval, except in circumstances in which shareholder approval is specifically required by law (such as changes to fundamental investment policies) or where a shareholder approval requirement is specifically disclosed in the Trust’s then-current prospectus or SAI.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on

ANNUAL REPORT	MARCH 31, 2021	7

Important Information About the PIMCO Climate Bond Fund (Cont.)

behalf of the Fund. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Fund, and information about how the Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30th, are available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Fund’s website at www.pimco.com, and on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Fund files portfolio holdings information with the SEC on Form N-PORT within 60 days of the end of each fiscal quarter. The Fund’s complete schedule of securities holdings as of the end of each fiscal quarter will be made available to the public on the SEC’s website at www.sec.gov and on PIMCO’s website at www.pimco.com, and will be made available, upon request by calling PIMCO at (888) 87-PIMCO.

The SEC has adopted a rule that allows the Fund to fulfill its obligation to deliver shareholder reports to investors by providing access to such reports online free of charge and by mailing a notice that the report is electronically available. Pursuant to the rule, investors may elect to receive all future reports in paper free of charge by contacting their financial intermediary or, if invested directly with the Fund, investors can inform the Fund by calling (888) 87-PIMCO. Any election to receive reports in paper will apply to all funds held with the fund complex if invested directly with the Fund or to all funds held in the investor’s account if invested through a financial intermediary.

In August 2020, the SEC proposed changes to the mutual fund and ETF shareholder report and registration statement disclosure requirements and the registered fund advertising rules, which, if adopted, will change the disclosures provided to shareholders.

In October 2020, the SEC adopted a rule related to the use of derivatives, short sales, reverse repurchase agreements and certain other transactions by registered investment companies that rescinds and withdraws the guidance of the SEC and its staff regarding asset segregation and cover transactions. Subject to certain exceptions, and after an eighteen-month transition period, the rule requires funds to trade derivatives and other transactions that create future payment or delivery obligations (except reverse repurchase agreements and similar financing transactions) subject to a value-at-risk leverage limit, certain derivatives risk management program and reporting requirements. These requirements may limit the ability of the Fund to use derivatives and reverse repurchase agreements and similar financing transactions as part of its investment strategies and may increase the cost of the Fund’s investments and cost of doing business, which could adversely affect investors.

In October 2020, the SEC adopted a rule regarding the ability of a fund to invest in other funds. The rule allows a fund to acquire shares of another fund in excess of certain limitations currently imposed by the Investment Company Act of 1940 (the “Act”) without obtaining individual exemptive relief from the SEC, subject to certain conditions. The rule also included the rescission of certain exemptive relief from the SEC and guidance from the SEC staff for funds to invest in other funds. The impact that these changes may have on the Fund is uncertain.

In December 2020, the SEC adopted a rule addressing fair valuation of fund investments. The new rule sets forth requirements for good faith determinations of fair value as well as for the performance of fair value determinations, including related oversight and reporting obligations. The new rule also defines “readily available market quotations” for purposes of the definition of “value” under the

8	PIMCO CLIMATE BOND FUND

Act, and the SEC noted that this definition will apply in all contexts under the Act. The SEC adopted an eighteen-month transition period beginning from the effective date for both the new rule and the associated new recordkeeping requirements. The impact of the new rule on the Fund is uncertain at this time.

ANNUAL REPORT	MARCH 31, 2021	9

PIMCO Climate Bond Fund

Cumulative Returns Through March 31, 2021

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Average Annual Total Return for the period ended March 31, 2021

	1 Year	Fund Inception (12/10/19)
PIMCO Climate Bond Fund Institutional Class	10.48%	3.95%
PIMCO Climate Bond Fund I-2	10.36%	3.84%
PIMCO Climate Bond Fund I-3	10.31%	3.79%
PIMCO Climate Bond Fund Class A	10.04%	3.53%
PIMCO Climate Bond Fund Class A (adjusted)	7.54%	1.75%
PIMCO Climate Bond Fund Class C	9.22%	2.76%
PIMCO Climate Bond Fund Class C (adjusted)	8.22%	2.76%
Bloomberg Barclays MSCI Green Bond Index, USD Hedged	4.63%	2.77%
Lipper General Bond Funds Average	8.41%	4.56%♦

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

♦ Average annual total return since 12/31/2019

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 2.25% on Class A shares and 1.00% CDSC on Class C shares. For performance current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO. Performance is calculated assuming all dividends and distributions are reinvested at prices obtained under the Fund’s dividend reinvestment plan. Performance does not reflect any brokerage commissions in connection with the purchase or sale of Fund shares.

The Fund’s total annual operating expense ratio in effect as of period end were 0.50% for Institutional Class shares, 0.60% for I-2 shares, 0.70% for I-3 shares, 0.90% for Class A shares and 1.65% for Class C shares. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

10	PIMCO CLIMATE BOND FUND

Institutional Class - PCEIX	I-2 - PCEPX	I-3 - PCEWX	Class A - PCEBX
Class C - PCECX

Allocation Breakdown as of March 31, 2021†§

Corporate Bonds & Notes	91.2%
Municipal Bonds & Notes	3.0%
Non-Agency Mortgage-Backed Securities	2.8%
U.S. Treasury Obligations	1.3%
Other	1.7%

†	% of Investments, at value.
§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

Investment Objective and Strategy Overview

PIMCO Climate Bond Fund seeks optimal risk adjusted returns, consistent with prudent investment management, while giving consideration to long term climate related risks and opportunities, by investing, under normal circumstances, at least 80% of its assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities.

The Fund will not invest in the securities of any issuer determined by PIMCO to be engaged principally in the fossil fuel-related sectors, including distribution/retail, equipment and services, extraction and production, petrochemicals, pipelines and transportation and refining, and the production or distribution of coal and coal fired generation. The Fund may invest in the securities of issuers determined by PIMCO to be engaged principally in biofuel production, natural gas generation and sales and trading activities. Moreover, the Fund will not invest in the securities of any issuer determined by PIMCO to be engaged principally in the manufacture of alcoholic beverages, tobacco products or military equipment, the operation of gambling casinos, or in the production or trade of pornographic materials. To the extent possible on the basis of information available to PIMCO, an issuer will be deemed to be principally engaged in an activity if it derives more than 10% of its gross revenues from such activities. However, green labeled bonds from issuers involved in fossil fuel-related sectors, as defined above, may be permitted. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following affected performance (on a gross basis) during the reporting period:

»	Long exposure to the investment grade banking sector contributed to performance, as the sector posted positive absolute returns.

»	Long exposure to investment grade real estate investment trusts contributed to performance, as the sector posted positive absolute returns.

»	Long exposure to investment grade utilities contributed to performance, as the sector posted positive absolute returns.
»	Long exposure to emerging market external debt contributed to performance as the sector posted positive absolute returns.

»	Long exposure to high yield debt securities contributed to performance, as the sector posted positive absolute returns.

»	Long exposure to duration detracted from performance, as Treasury yields increased.

ANNUAL REPORT	MARCH 31, 2021	11

Expense Example PIMCO Climate Bond Fund

Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and exchange fees and (2) ongoing costs, including investment advisory fees, supervisory and administrative fees, distribution and/or service (12b-1) fees (if applicable), and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for all Funds and share classes is from October 1, 2020 to March 31, 2021 unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the appropriate row for your share class, in the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any Acquired Fund Fees and Expenses or transactional costs, such as sales charges (loads) on purchase payments and exchange fees, if any. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the investment advisory fees and supervisory and administrative fees, such as fees and expenses of the independent trustees and their counsel, extraordinary expenses and interest expense.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (10/01/20)	Ending Account Value (03/31/21)	Expenses Paid During Period*	Beginning Account Value (10/01/20)	Ending Account Value (03/31/21)	Expenses Paid During Period*	Net Annualized Expense Ratio**
Institutional Class	$1,000.00	$1,007.10	$2.75	$1,000.00	$1,022.19	$2.77	0.55%
I-2	1,000.00	1,006.60	3.25	1,000.00	1,021.69	3.28	0.65
I-3	1,000.00	1,006.30	3.50	1,000.00	1,021.44	3.53	0.70
Class A	1,000.00	1,005.10	4.75	1,000.00	1,020.19	4.78	0.95
Class C	1,000.00	1,001.20	8.48	1,000.00	1,016.45	8.55	1.70

* Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

** Net Annualized Expense Ratio is reflective of any applicable contractual fee waivers and/or expense reimbursements or voluntary fee waivers. Details regarding fee waivers, if any, can be found in Note 9, Fees and Expenses, in the Notes to Financial Statements.

12	PIMCO CLIMATE BOND FUND

Benchmark Descriptions

Index*	Benchmark Description

Bloomberg Barclays MSCI Green Bond Index, USD Hedged	The Bloomberg Barclays MSCI Green Bond Index, USD Hedged offers investors an objective and robust measure of the global market for fixed income securities issued to fund projects with direct environmental benefits. An independent research driven methodology is used to evaluate index-eligible green bonds to ensure they adhere to established Green Bond Principles and to classify bonds by their environmental use of proceeds.

*	It is not possible to invest directly in an unmanaged index.

ANNUAL REPORT	MARCH 31, 2021	13

Financial Highlights PIMCO Climate Bond Fund

		Investment Operations			Less Distributions(c)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period(a)	Net Investment Income (Loss)(b)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Total

Institutional Class

03/31/2021	$9.47	$0.14	$0.85	$0.99	$(0.21)	$(0.02)	$(0.23)

12/10/2019 - 03/31/2020	10.00	0.05	(0.53)	(0.48)	(0.05)	0.00	(0.05)

I-2

03/31/2021	9.47	0.14	0.84	0.98	(0.20)	(0.02)	(0.22)

12/10/2019 - 03/31/2020	10.00	0.05	(0.53)	(0.48)	(0.05)	0.00	(0.05)

I-3

03/31/2021	9.47	0.13	0.85	0.98	(0.20)	(0.02)	(0.22)

12/10/2019 - 03/31/2020	10.00	0.05	(0.53)	(0.48)	(0.05)	0.00	(0.05)

Class A

03/31/2021	9.47	0.10	0.85	0.95	(0.17)	(0.02)	(0.19)

12/10/2019 - 03/31/2020	10.00	0.04	(0.53)	(0.49)	(0.04)	0.00	(0.04)

Class C

03/31/2021	9.47	0.03	0.85	0.88	(0.10)	(0.02)	(0.12)

12/10/2019 - 03/31/2020	10.00	0.02	(0.53)	(0.51)	(0.02)	0.00	(0.02)

^	A zero balance may reflect actual amounts rounding to less than $0.01 or 0.01%.
*	Annualized
(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Fund.
(b)	Per share amounts based on average number of shares outstanding during the year or period.
(c)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

14	PIMCO CLIMATE BOND FUND	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Asset Value End of Year or Period(a)	Total Return(a)	Net Assets End of Year or Period (000s)	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expense		Expenses Excluding Interest Expense and Waivers		Net Investment Income (Loss)		Portfolio Turnover Rate

$10.23	10.48%	$13,684	0.54%		0.54%		0.51%		0.51%		1.36%		79%

9.47	(4.78)	5,131	0.50	*	1.84	*	0.50	*	1.84	*	1.79	*	21

10.23	10.36	1,107	0.64		0.64		0.61		0.61		1.38		79

9.47	(4.82)	10	0.60	*	1.94	*	0.60	*	1.94	*	1.66	*	21

10.23	10.31	47	0.69		0.74		0.66		0.71		1.27		79

9.47	(4.84)	20	0.65	*	2.04	*	0.65	*	2.04	*	1.61	*	21

10.23	10.04	590	0.94		0.94		0.91		0.91		0.96		79

9.47	(4.90)	28	0.90	*	2.24	*	0.90	*	2.24	*	1.40	*	21

10.23	9.22	59	1.69		1.69		1.66		1.66		0.28		79

9.47	(5.12)	50	1.65	*	2.99	*	1.65	*	2.99	*	0.66	*	21

ANNUAL REPORT	MARCH 31, 2021	15

Statement of Assets and Liabilities PIMCO Climate Bond Fund

(Amounts in thousands†, except per share amounts)

Assets:

Investments, at value
Investments in securities	$14,585

Financial Derivative Instruments
Exchange-traded or centrally cleared	11
Over the counter	143
Cash	176
Deposits with counterparty	141
Foreign currency, at value	155
Receivable for investments sold	381
Receivable for Fund shares sold	1
Interest and/or dividends receivable	120

Total Assets	15,713

Liabilities:

Borrowings & Other Financing Transactions
Payable for reverse repurchase agreements	$196

Financial Derivative Instruments
Exchange-traded or centrally cleared	10
Over the counter	11
Payable for Fund shares redeemed	1
Distributions payable	1
Accrued investment advisory fees	3
Accrued supervisory and administrative fees	4

Total Liabilities	226

Net Assets	$15,487

Net Assets Consist of:

Paid in capital	$15,448
Distributable earnings (accumulated loss)	39

Net Assets	$15,487

Cost of investments in securities	$14,466
Cost of foreign currency held	$157
Cost or premiums of financial derivative instruments, net	$35

†	A zero balance may reflect actual amounts rounding to less than one thousand.

16	PIMCO CLIMATE BOND FUND	See Accompanying Notes

March 31, 2021

Net Assets:

Institutional Class	$13,684
I-2	1,107
I-3	47
Class A	590
Class C	59

Shares Issued and Outstanding:

Institutional Class	1,337
I-2	108
I-3	5
Class A	58
Class C	6

Net Asset Value Per Share Outstanding(a):

Institutional Class	$10.23
I-2	10.23
I-3	10.23
Class A	10.23
Class C	10.23

(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Fund.

ANNUAL REPORT	MARCH 31, 2021	17

Statement of Operations PIMCO Climate Bond Fund

Year Ended March 31, 2021
(Amounts in thousands†)

Investment Income:

Interest, net of foreign taxes*	$234
Total Income	234

Expenses:

Investment advisory fees	31
Supervisory and administrative fees	32
Servicing fees - Class A	1
Interest expense	3
Miscellaneous expense	1
Total Expenses	68
Waiver and/or Reimbursement by PIMCO	(0)
Net Expenses	68

Net Investment Income (Loss)	166

Net Realized Gain (Loss):

Investments in securities	(22)
Exchange-traded or centrally cleared financial derivative instruments	39
Over the counter financial derivative instruments	(318)
Foreign currency	66

Net Realized Gain (Loss)	(235)

Net Change in Unrealized Appreciation (Depreciation):

Investments in securities	476
Exchange-traded or centrally cleared financial derivative instruments	123
Over the counter financial derivative instruments	113
Foreign currency assets and liabilities	(2)

Net Change in Unrealized Appreciation (Depreciation)	710

Net Increase (Decrease) in Net Assets Resulting from Operations	$641

* Foreign tax withholdings	$1

†	A zero balance may reflect actual amounts rounding to less than one thousand.

18	PIMCO CLIMATE BOND FUND	See Accompanying Notes

Statements of Changes in Net Assets PIMCO Climate Bond Fund

(Amounts in thousands†)	Year Ended March 31, 2021	Inception date through March 31, 2020(a)

Increase (Decrease) in Net Assets from:

Operations:

Net investment income (loss)	$166	$29
Net realized gain (loss)	(235)	44
Net change in unrealized appreciation (depreciation)	710	(350)

Net Increase (Decrease) in Net Assets Resulting from Operations	641	(277)

Distributions to Shareholders:

From net investment income and/or net realized capital gains
Institutional Class	(286)	(28)
I-2	(2)	(0)
I-3	(1)	(0)
Class A	(7)	(0)
Class C	(1)	(0)

Total Distributions(b)	(297)	(28)

Fund Share Transactions:

Net increase (decrease) resulting from Fund share transactions*	9,904	5,544

Total Increase (Decrease) in Net Assets	10,248	5,239

Net Assets:

Beginning of year	5,239	0
End of year	$15,487	$5,239

†	A zero balance may reflect actual amounts rounding to less than one thousand.
*	See Note 13, Shares of Beneficial Interest, in the Notes to Financial Statements.
(a)	Inception date of the Fund was December 10, 2019.
(b)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

ANNUAL REPORT	MARCH 31, 2021	19

Schedule of Investments PIMCO Climate Bond Fund

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 94.2%

CORPORATE BONDS & NOTES 85.8%

BANKING & FINANCE 46.2%

AIB Group PLC
2.875% due 05/30/2031 •	EUR	100	$124

Alexandria Real Estate Equities, Inc.
3.000% due 05/18/2051		$100	91

Allstate Corp.
1.450% due 12/15/2030		25	23

Assicurazioni Generali SpA
4.125% due 05/04/2026	EUR	200	276

AXA S.A.
5.625% due 01/16/2054 •	GBP	100	173

Banco Bilbao Vizcaya Argentaria S.A.
1.375% due 05/14/2025	EUR	100	123

Bank of America Corp.
0.981% due 09/25/2025 •		$200	200
2.456% due 10/22/2025 •		100	105

Barclays PLC
0.625% due 11/14/2023 •	EUR	100	119

BNP Paribas S.A.
0.500% due 06/04/2026 •		200	238
4.625% due 02/25/2031 •(b)(c)		$200	199

Boston Properties LP
2.550% due 04/01/2032		200	192

CBRE Services, Inc.
2.500% due 04/01/2031		100	97

Chubb INA Holdings, Inc.
0.875% due 06/15/2027	EUR	100	122

Community Preservation Corp.
2.867% due 02/01/2030		$75	74

CPI Property Group S.A.
1.625% due 04/23/2027	EUR	100	120
2.750% due 01/22/2028	GBP	100	140

Digital Euro Finco LLC
2.500% due 01/16/2026	EUR	100	129

Equinix, Inc.
1.550% due 03/15/2028		$50	48

EUROFIMA
0.000% due 07/28/2026 (a)	EUR	130	155

European Investment Bank
0.750% due 07/15/2027	AUD	100	73

Farmers Exchange Capital
5.454% due 10/15/2054 •		$50	61

Grainger PLC
3.375% due 04/24/2028	GBP	100	148

HAT Holdings LLC
3.750% due 09/15/2030		$300	290

Host Hotels & Resorts LP
3.500% due 09/15/2030		200	201

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

HSBC Holdings PLC
3.033% due 11/22/2023 •		$200	$208

ING Groep NV
4.625% due 01/06/2026		200	227
4.875% due 05/16/2029 •(b)(c)		200	203

Intesa Sanpaolo SpA
0.750% due 12/04/2024	EUR	100	120

JPMorgan Chase & Co.
0.653% due 09/16/2024 •		$100	100

Kilroy Realty LP
2.500% due 11/15/2032		300	282

Kimco Realty Corp.
2.700% due 10/01/2030		100	100

Kreditanstalt fuer Wiederaufbau
0.750% due 09/30/2030		100	91

LeasePlan Corp. NV
1.375% due 03/07/2024	EUR	100	122
3.500% due 04/09/2025		250	332

Mitsubishi UFJ Financial Group, Inc.
0.848% due 07/19/2029		200	242

National Bank of Canada
0.550% due 11/15/2024 •		$250	249

Prologis International Funding S.A.
0.875% due 07/09/2029	EUR	125	152
1.750% due 03/15/2028		125	161

Radian Group, Inc.
6.625% due 03/15/2025		$130	146

Regency Centers LP
3.600% due 02/01/2027		200	217
3.700% due 06/15/2030		60	64

Standard Chartered PLC
1.214% due 03/23/2025 •		250	251

Stockland Trust
1.500% due 11/03/2021	EUR	100	118

Sumitomo Mitsui Financial Group, Inc.
0.934% due 10/11/2024		130	158

UDR, Inc.
3.100% due 11/01/2034		$50	50

Weyerhaeuser Co.
7.375% due 03/15/2032		30	42

			7,156

INDUSTRIALS 17.4%

Boise Cascade Co.
4.875% due 07/01/2030		30	31

Celgene Corp.
3.550% due 08/15/2022		50	52

Central Japan Railway Co.
2.200% due 10/02/2024		200	209
3.400% due 09/06/2023		200	213

20	PIMCO CLIMATE BOND FUND	See Accompanying Notes

March 31, 2021

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Continental Wind LLC
6.000% due 02/28/2033		$64	$73

Crown Cork & Seal Co., Inc.
7.375% due 12/15/2026		70	85

Danone S.A.
2.947% due 11/02/2026		200	213

Dell International LLC
4.900% due 10/01/2026		130	148
6.200% due 07/15/2030		50	62

Gap, Inc.
8.875% due 05/15/2027		40	47

Hilton Domestic Operating Co., Inc.
4.875% due 01/15/2030		30	32

Liberty Utilities Finance GP 1
2.050% due 09/15/2030		200	188

Marks & Spencer PLC
4.500% due 07/10/2027	GBP	100	146

Owens Corning
3.950% due 08/15/2029		$30	33

Pfizer, Inc.
2.625% due 04/01/2030		200	208

ProGroup AG
3.000% due 03/31/2026	EUR	100	119

Reckitt Benckiser Treasury Services PLC
1.750% due 05/19/2032	GBP	100	137

ReNew Power Pvt Ltd.
5.875% due 03/05/2027		$200	214

Stora Enso Oyj
2.500% due 03/21/2028	EUR	100	133

T-Mobile USA, Inc.
2.625% due 04/15/2026		$200	204

Tesco PLC
5.000% due 03/24/2023	GBP	100	150

			2,697

UTILITIES 22.2%

AES Corp.
1.375% due 01/15/2026		$100	98
2.450% due 01/15/2031		50	48

Avangrid, Inc.
3.200% due 04/15/2025		50	54
3.800% due 06/01/2029		450	496

Clearway Energy Operating LLC
3.750% due 02/15/2031		130	125
4.750% due 03/15/2028		30	31

Consolidated Edison Co. of New York, Inc.
3.350% due 04/01/2030		100	107
3.950% due 04/01/2050		50	54

Georgia Power Co.
3.250% due 03/15/2051		100	96

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Greenko Solar Mauritius Ltd.
5.950% due 07/29/2026		$200	$214

Hanwha Energy USA Holdings Corp.
2.375% due 07/30/2022		200	205

NextEra Energy Capital Holdings, Inc.
2.200% due 12/02/2026	AUD	200	152
4.800% due 12/01/2077 •		$51	55

Public Service Co. of Colorado
2.700% due 01/15/2051		200	182

Solar Star Funding LLC
5.375% due 06/30/2035		517	580

Southern Power Co.
0.900% due 01/15/2026		40	39

Southwestern Public Service Co.
3.150% due 05/01/2050		30	29

Star Energy Geothermal Wayang Windu Ltd.
6.750% due 04/24/2033		181	205

TerraForm Power Operating LLC
5.000% due 01/31/2028		150	162

Verizon Communications, Inc.
0.375% due 03/22/2029	EUR	100	117
1.500% due 09/18/2030		$430	395

			3,444

Total Corporate Bonds & Notes (Cost $13,152)			13,297

MUNICIPAL BONDS & NOTES 2.8%

CALIFORNIA 1.1%

San Francisco, California Public Utilities Commission Water Revenue Bonds, Series 2020
1.988% due 11/01/2031		170	166

FLORIDA 0.7%

State Board of Administration Finance Corp., Florida Revenue Notes, Series 2020
2.154% due 07/01/2030		110	110

NEW YORK 1.0%

New York City Water & Sewer System Revenue Bonds, (BABs), Series 2010
5.724% due 06/15/2042		110	155

Total Municipal Bonds & Notes (Cost $455)			431

U.S. TREASURY OBLIGATIONS 1.3%

U.S. Treasury Notes
0.375% due 12/31/2025 (d)		200	196

Total U.S. Treasury Obligations (Cost $200)			196

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2021	21

Schedule of Investments PIMCO Climate Bond Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
NON-AGENCY MORTGAGE-BACKED SECURITIES 2.7%

Credit Suisse Mortgage Capital Trust
3.431% due 11/10/2032		$100	$106

GCCFC Commercial Mortgage Trust
0.906% due 02/15/2038 •		100	100

Natixis Commercial Mortgage Securities Trust
3.622% due 05/15/2039		100	107

One Bryant Park Trust
2.516% due 09/15/2054		100	101

Total Non-Agency Mortgage-Backed Securities (Cost $409)			414

ASSET-BACKED SECURITIES 0.5%

Loanpal Solar Loan Ltd.
2.220% due 03/20/2048		75	75

Total Asset-Backed Securities (Cost $75)			75

SOVEREIGN ISSUES 0.8%

Societe Nationale SNCF S.A.
0.625% due 04/17/2030	EUR	100	122

Total Sovereign Issues (Cost $125)			122

	SHARES	MARKET VALUE (000S)
PREFERRED SECURITIES 0.3%

BANKING & FINANCE 0.3%

Citigroup, Inc.
3.875% due 02/18/2026 •(b)	50,000	$50

Total Preferred Securities (Cost $50)		50

Total Investments in Securities (Cost $14,466)		14,585

Total Investments 94.2% (Cost $14,466)		$14,585

Financial Derivative Instruments (e)(f) 0.9% (Cost or Premiums, net $35)		133

Other Assets and Liabilities, net 4.9%		769

Net Assets 100.0%		$15,487

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

(a)	Zero coupon security.
(b)	Perpetual maturity; date shown, if applicable, represents next contractual call date.
(c)	Contingent convertible security.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate(1)	Settlement Date	Maturity Date	Amount Borrowed(1)	Payable for Reverse Repurchase Agreements
BOS	0.050%	03/31/2021	04/05/2021	$(196)	$(196)

Total Reverse Repurchase Agreements					$(196)

22	PIMCO CLIMATE BOND FUND	See Accompanying Notes

March 31, 2021

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of March 31, 2021:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/ (Received)	Net Exposure(2)
Global/Master Repurchase Agreement
BOS	$0	$(196)	$0	$(196)	$195	$(1)

Total Borrowings and Other Financing Transactions	$0	$(196)	$0

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
U.S. Treasury Obligations	$0	$(196)	$0	$0	$(196)

Total Borrowings	$0	$(196)	$0	$0	$(196)

Payable for reverse repurchase agreements					$(196)

(d)	Securities with an aggregate market value of $195 have been pledged as collateral under the terms of the above master agreements as of March 31, 2021.

(1)

The average amount of borrowings outstanding during the period ended March 31, 2021 was $(3) at a weighted average interest rate of 0.042%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(e)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
Euro-Bund 10-Year Bond June Futures	06/2021	1	$201	$0	$0	$(1)
U.S. Treasury 5-Year Note June Futures	06/2021	60	7,404	(50)	0	(7)
U.S. Treasury 10-Year Ultra Long-Term Bond June Futures	06/2021	2	287	(5)	0	(1)

				$(55)	$0	$(9)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2021	23

Schedule of Investments PIMCO Climate Bond Fund (Cont.)

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
Euro-Buxl 30-Year Bond June Futures	06/2021	1	$(242)	$3	$1	$(1)
U.S. Treasury 10-Year Note June Futures	06/2021	7	(917)	26	2	0
U.S. Treasury Ultra Long-Term Bond June Futures	06/2021	3	(544)	39	4	0

				$68	$7	$(1)

Total Futures Contracts				$13	$7	$(10)

SWAP AGREEMENTS:

INTEREST RATE SWAPS

Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Receive(1)	1-Day GBP-SONIO Compounded-OIS	0.500%	Annual	06/16/2051	GBP	200	$24	$9	$33	$3	$0
Receive	3-Month USD-LIBOR	1.250	Semi-Annual	12/16/2050		$280	8	53	61	1	0
Receive(1)	6-Month EUR-EURIBOR	0.000	Annual	06/16/2051	EUR	230	3	35	38	0	0

Total Swap Agreements							$35	$97	$132	$4	$0

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of March 31, 2021:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset			Market Value	Variation Margin Liability
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements	Total
Total Exchange-Traded or Centrally Cleared	$0	$7	$4	$11	$0	$(10)	$0	$(10)

Cash of $141 has been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2021. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(1)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.

(f)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
BRC	05/2021	$		656		EUR	551	$0	$(10)
CBK	05/2021		GBP	658	$		915	7	0
HUS	05/2021		EUR	3,700			4,472	129	0
	05/2021	$		11		EUR	9	0	(1)

24	PIMCO CLIMATE BOND FUND	See Accompanying Notes

March 31, 2021

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
MYI	05/2021		EUR	92	$		109	$2	$0
	05/2021	$		42		SEK	365	0	0
SCX	05/2021			9		EUR	7	0	0
UAG	05/2021		AUD	300	$		233	5	0

Total Forward Foreign Currency Contracts								$143	$(11)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of March 31, 2021:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(1)
BRC	$0	$0	$0	$0	$(10)	$0	$0	$(10)	$(10)	$0	$(10)
CBK	7	0	0	7	0	0	0	0	7	0	7
HUS	129	0	0	129	(1)	0	0	(1)	128	0	128
MYI	2	0	0	2	0	0	0	0	2	0	2
UAG	5	0	0	5	0	0	0	0	5	0	5

Total Over the Counter	$143	$0	$0	$143	$(11)	$0	$0	$(11)

(1)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statement of Assets and Liabilities as of March 31, 2021:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$7	$7
Swap Agreements	0	0	0	0	4	4

	$0	$0	$0	$0	$11	$11

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$143	$0	$143

	$0	$0	$0	$143	$11	$154

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$10	$10

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$11	$0	$11

	$0	$0	$0	$11	$10	$21

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2021	25

Schedule of Investments PIMCO Climate Bond Fund (Cont.)

The effect of Financial Derivative Instruments on the Statement of Operations for the year ended March 31, 2021:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$41	$41
Swap Agreements	0	0	0	0	(2)	(2)

	$0	$0	$0	$0	$39	$39

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(325)	$0	$(325)
Written Options	0	0	0	0	7	7

	$0	$0	$0	$(325)	$7	$(318)

	$0	$0	$0	$(325)	$46	$(279)

Net Change in Unrealized Appreciation on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$26	$26
Swap Agreements	0	0	0	0	97	97

	$0	$0	$0	$0	$123	$123

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$113	$0	$113

	$0	$0	$0	$113	$123	$236

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2021 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2021
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$0	$7,156	$0	$7,156
Industrials	0	2,697	0	2,697
Utilities	0	3,444	0	3,444
Municipal Bonds & Notes
California	0	166	0	166
Florida	0	110	0	110
New York	0	155	0	155
U.S. Treasury Obligations	0	196	0	196
Non-Agency Mortgage-Backed Securities	0	414	0	414
Asset-Backed Securities	0	75	0	75
Sovereign Issues	0	122	0	122
Preferred Securities
Banking & Finance	0	50	0	50

Total Investments	$0	$14,585	$0	$14,585

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	7	4	0	11
Over the counter	0	143	0	143

	$7	$147	$0	$154

26	PIMCO CLIMATE BOND FUND	See Accompanying Notes

March 31, 2021

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2021
Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	$(10)	$0	$0	$(10)
Over the counter	0	(11)	0	(11)

	$(10)	$(11)	$0	$(21)

Total Financial Derivative Instruments	$(3)	$136	$0	$133

Totals	$(3)	$14,721	$0	$14,718

There were no significant transfers into or out of Level 3 during the period ended March 31, 2021.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2021	27

Notes to Financial Statements

1. ORGANIZATION

PIMCO Funds (the “Trust”) is a Massachusetts business trust established under a Declaration of Trust dated February 19, 1987, as amended and restated November 4, 2014. The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. Information presented in these financial statements pertains to the Institutional Class, I-2, I-3, Class A and Class C shares of the PIMCO Climate Bond Fund (the “Fund”) offered by the Trust. Pacific Investment Management Company LLC (“PIMCO”) serves as the investment adviser (the “Adviser”) for the Fund.

On November 18, 2020, the Board of Trustees approved a reduction in the holding period of an automatic conversion of the Fund’s Class C shares into Class A shares of the same Fund from ten years to eight years. The reduction in the holding period became effective on January 18, 2021, with the first conversion taking place on or about February 10, 2021 and subsequent conversions occurring monthly thereafter. Certain financial intermediaries may have different policies and procedures regarding the conversion of Class C shares to Class A shares, as described in Appendix B to the Fund’s prospectus (Financial Firm-Specific Sales Charge Waivers and Discounts).

2.  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Fund is treated as an investment company under the reporting requirements of U.S. GAAP. The functional and reporting currency for the Fund is the U.S. dollar. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled beyond a standard settlement period for the security after the trade date. Realized gains (losses) from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date, with the exception of securities with a forward starting effective date, where interest income is recorded on the accrual basis from effective date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation (depreciation) on investments on the Statement of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain (loss) on investments on the Statement of Operations. Paydown gains (losses) on mortgage-related and other asset-backed securities, if any, are recorded as components of interest income on the Statement of Operations. Income or short-term capital gain distributions received from registered investment

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companies, if any, are recorded as dividend income. Long-term capital gain distributions received from registered investment companies, if any, are recorded as realized gains.

(b) Foreign Currency Translation  The market values of foreign securities, currency holdings and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies, if any, are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Fund does not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized gain (loss) and net change in unrealized appreciation (depreciation) from investments on the Statement of Operations. The Fund may invest in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract. Realized foreign exchange gains (losses) arising from sales of spot foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain (loss) on foreign currency transactions on the Statement of Operations. Net unrealized foreign exchange gains (losses) arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period are included in net change in unrealized appreciation (depreciation) on foreign currency assets and liabilities on the Statement of Operations.

(c) Multi-Class Operations  Each class offered by the Trust has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains (losses) are allocated daily based on the relative net assets of each class of the Fund. Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees. Under certain circumstances, the per share net asset value (“NAV”) of a class of the Fund’s shares may be different from the per share NAV of another class of shares as a result of the different daily expense accruals applicable to each class of shares.

(d) Distributions to Shareholders  Distributions from net investment income, if any, are declared daily and distributed to shareholders monthly. Net realized capital gains earned by the Fund, if any, will be distributed no less frequently than once each year.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. As a result, income distributions and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on the Fund’s annual financial statements presented under U.S. GAAP.

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Notes to Financial Statements (Cont.)

Separately, if the Fund determines that a portion of a distribution may be comprised of amounts from capital gains, paid in capital, or other capital sources in accordance with its policies, accounting records, and accounting practices, the Fund will notify shareholders of the estimated composition of such distribution through a Section 19 Notice. For these purposes, the Fund determines the source or sources from which a distribution is paid, to the close of the period as of which it is paid, in reference to its internal accounting records and related accounting practices. If, based on such accounting records and practices, it is determined that a particular distribution does not include capital gains or paid-in surplus or other capital sources, a Section 19 Notice generally would not be issued. It is important to note that differences exist between the Fund’s daily internal accounting records and practices, the Fund’s financial statements presented in accordance with U.S. GAAP, and recordkeeping practices under income tax regulations. For instance, the Fund’s internal accounting records and practices may take into account, among other factors, tax-related characteristics of certain sources of distributions that differ from treatment under U.S. GAAP. Examples of such differences may include, among others, the treatment of periodic payments under interest rate swap contracts. Accordingly, among other consequences, it is possible that the Fund may not issue a Section 19 Notice in situations where the Fund’s financial statements prepared later and in accordance with U.S. GAAP and/or the final tax character of those distributions might later report that the sources of those distributions included capital gains and/or a return of capital. Please visit www.pimco.com for the most recent Section 19 Notice, if applicable, for additional information regarding the estimated composition of distributions. Final determination of a distribution’s tax character will be provided to shareholders when such information is available.

Distributions classified as a tax basis return of capital at the Fund’s fiscal year end, if any, are reflected on the Statements of Changes in Net Assets and have been recorded to paid in capital on the Statement of Assets and Liabilities. In addition, other amounts have been reclassified between distributable earnings (accumulated loss) and paid in capital on the Statement of Assets and Liabilities to more appropriately conform U.S. GAAP to tax characterizations of distributions.

(e) New Accounting Pronouncements and Regulatory Updates  In March 2020, the Financial Accounting Standards Board issued an Accounting Standards Update (“ASU”), ASU 2020-04, which provides optional guidance to ease the potential accounting burden associated with transitioning away from the London Interbank Offered Rate and other reference rates that are expected to be discontinued. The ASU is effective immediately upon release of the update on March 12, 2020 through December 31, 2022. At this time, management is evaluating implications of these changes on the financial statements.

In October 2020, the U.S. Securities and Exchange Commission (“SEC”) adopted a rule related to the use of derivatives, short sales, reverse repurchase agreements and certain other transactions by registered investment companies that rescinds and withdraws the guidance of the SEC and its staff regarding asset segregation and cover transactions. Subject to certain exceptions, the rule requires funds to trade derivatives and other transactions that create future payment or delivery obligations (except reverse repurchase agreements and similar financing transactions) subject to a value-at-risk leverage limit, certain derivatives risk management program and reporting requirements. The rule went into effect on February 19, 2021 and funds will have an eighteen-month transition period to comply with the rule and related reporting requirements. At this time, management is evaluating the implications of these changes on the financial statements.

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In October 2020, the SEC adopted a rule regarding the ability of a fund to invest in other funds. The rule allows a fund to acquire shares of another fund in excess of certain limitations currently imposed by the Act without obtaining individual exemptive relief from the SEC, subject to certain conditions. The rule also included the rescission of certain exemptive relief from the SEC and guidance from the SEC staff for funds to invest in other funds. The rule went into effect on January 19, 2021 and funds will have a one-year transition period to comply with the rule and related reporting requirements. At this time, management is evaluating the implications of these changes on the financial statements.

In December 2020, the SEC adopted a rule addressing fair valuation of fund investments. The new rule sets forth requirements for good faith determinations of fair value as well as for the performance of fair value determinations, including related oversight and reporting obligations. The new rule also defines “readily available market quotations” for purposes of the definition of “value” under the Act, and the SEC noted that this definition would apply in all contexts under the Act. The effective date for the rule was March 8, 2021. The SEC adopted an eighteen-month transition period beginning from the effective date for both the new rule and the associated new recordkeeping requirements. At this time, management is evaluating the implications of these changes on the financial statements.

3.  INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The price of the Fund’s shares is based on the Fund’s NAV. The NAV of the Fund, or each of its share classes, as applicable, is determined by dividing the total value of portfolio investments and other assets, less any liabilities attributable to the Fund or class, by the total number of shares outstanding of the Fund or class.

On each day that the New York Stock Exchange (“NYSE”) is open, Fund shares are ordinarily valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (“NYSE Close”). Information that becomes known to the Fund or its agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. If regular trading on the NYSE closes earlier than scheduled, the Fund reserves the right to either (i) calculate its NAV as of the earlier closing time or (ii) calculate its NAV as of the normally scheduled close of regular trading on the NYSE for that day. The Fund generally does not calculate its NAV on days during which the NYSE is closed. However, if the NYSE is closed on a day it would normally be open for business, the Fund reserves the right to calculate its NAV as of the normally scheduled close of regular trading on the NYSE for that day or such other time that the Fund may determine.

For purposes of calculating NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from established market makers or prices (including evaluated prices) supplied by the Fund’s approved pricing services, quotation reporting systems and other third-party sources (together, “Pricing Services”). The Fund will normally use pricing data for domestic equity securities received shortly after the NYSE Close and does not normally take into account trading, clearances or settlements that take place after the NYSE Close. If market value pricing is used, a foreign (non-U.S.)

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Notes to Financial Statements (Cont.)

equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by the Adviser to be the primary exchange. A foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange. Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from Pricing Services may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Swap agreements are valued on the basis of bid quotes obtained from brokers and dealers or market-based prices supplied by Pricing Services. The Fund’s investments in open-end management investment companies, other than exchange-traded funds (“ETFs”), are valued at the NAVs of such investments. Open-end management investment companies may include affiliated funds.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value based on procedures established and approved by the Board of Trustees of the Trust (the “Board”). Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, the Fund may determine the fair value of investments based on information provided by Pricing Services and other third-party vendors, which may recommend fair value or adjustments with reference to other securities, indices or assets. In considering whether fair valuation is required and in determining fair values, the Fund may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the NYSE Close. The Fund may utilize modeling tools provided by third-party vendors to determine fair values of foreign (non-U.S.) securities. For these purposes, any movement in the applicable reference index or instrument (“zero trigger”) between the earlier close of the applicable foreign market and the NYSE Close may be deemed to be a significant event, prompting the application of the pricing model (effectively resulting in daily fair valuations). Foreign exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Trust is not open for business, which may result in the Fund’s portfolio investments being affected when shareholders are unable to buy or sell shares.

Senior secured floating rate loans for which an active secondary market exists to a reliable degree are valued at the mean of the last available bid/ask prices in the market for such loans, as provided by a Pricing Service. Senior secured floating rate loans for which an active secondary market does not exist to a reliable degree are valued at fair value, which is intended to approximate market value. In valuing a senior secured floating rate loan at fair value, the factors considered may include, but are not limited to, the following: (a) the creditworthiness of the borrower and any intermediate participants, (b) the terms of the loan, (c) recent prices in the market for similar loans, if any, and (d) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

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Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Services. As a result, the value of such investments and, in turn, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Trust is not open for business. As a result, to the extent that the Fund holds foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Fund’s next calculated NAV.

Investments for which market quotes or market based valuations are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction. The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to the Adviser the responsibility for applying the fair valuation methods. In the event that market quotes or market based valuations are not readily available, and the security or asset cannot be valued pursuant to a Board approved valuation method, the value of the security or asset will be determined in good faith by the Board. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, indicative market quotations (“Broker Quotes”), Pricing Services’ prices), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Fund’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated, to the Adviser, the responsibility for monitoring significant events that may materially affect the values of the Fund’s securities or assets and for determining whether the value of the applicable securities or assets should be reevaluated in light of such significant events.

When the Fund uses fair valuation to determine the value of a portfolio security or other asset for purposes of calculating its NAV, such investments will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board or persons acting at their direction believe reflects fair value. Fair valuation may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of the Fund’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Board or persons acting at their direction would accurately reflect the price that the Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Fund may differ from the value that would be realized if the securities were sold. The Fund’s use of fair valuation may also help to deter “stale price arbitrage” as discussed under the “Abusive Trading Practices” section in the Fund’s prospectus.

(b) Fair Value Hierarchy  U.S. GAAP describes fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or

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Notes to Financial Statements (Cont.)

methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

∎	Level 1 — Quoted prices in active markets or exchanges for identical assets and liabilities.

∎

Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

∎

Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

In accordance with the requirements of U.S. GAAP, the amounts of transfers into and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for the Fund.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers into and out of the Level 3 category during the period. The end of period value is used for the transfers between Levels of the Fund’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for the Fund.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1 and Level 2 trading assets and trading liabilities, at fair value  The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The Pricing Services’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

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Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using Pricing Services that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment companies (other than ETFs) will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted.

Equity exchange-traded options and over the counter financial derivative instruments, such as forward foreign currency contracts and options contracts derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established market makers or Pricing Services (normally determined as of the NYSE Close). Depending on the product and the terms of the transaction, financial derivative instruments can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps and over the counter swaps derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. They are valued using a broker-dealer bid quotation or on market-based prices provided by Pricing Services (normally determined as of the NYSE Close). Centrally cleared swaps and over the counter swaps can be valued by Pricing Services using a series of techniques, including simulation pricing models. The

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Notes to Financial Statements (Cont.)

pricing models may use inputs that are observed from actively quoted markets such as the overnight index swap rate, London Interbank Offered Rate forward rate, interest rates, yield curves and credit spreads. These securities are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair value  When a fair valuation method is applied by the Adviser that uses significant unobservable inputs, investments will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy.

Short-term debt instruments (such as commercial paper) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost value of such short-term debt instruments is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. These securities are categorized as Level 2 or Level 3 of the fair value hierarchy depending on the source of the base price.

4.  SECURITIES AND OTHER INVESTMENTS

Investments in Securities

The Fund may utilize the investments and strategies described below to the extent permitted by the Fund’s investment policies.

Mortgage-Related and Other Asset-Backed Securities  directly or indirectly represent a participation in, or are secured by and payable from, loans on real property. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. These securities provide a monthly payment which consists of both interest and principal. Interest may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Many of the risks of investing in mortgage-related securities secured by commercial mortgage loans reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make lease payments, and the ability of a property to attract and retain tenants. These securities may be less liquid and may exhibit greater price volatility than other types of mortgage-related or other asset-backed securities. Other asset-backed securities are created from many types of assets, including, but not limited to, auto loans, accounts receivable, such as credit card receivables and hospital account receivables, home equity loans, student loans, boat loans, mobile home loans, recreational vehicle loans, manufactured housing loans, aircraft leases, computer leases and syndicated bank loans.

Perpetual Bonds  are fixed income securities with no maturity date but pay a coupon in perpetuity (with no specified ending or maturity date). Unlike typical fixed income securities, there is no obligation for perpetual bonds to repay principal. The coupon payments, however, are mandatory.

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While perpetual bonds have no maturity date, they may have a callable date in which the perpetuity is eliminated and the issuer may return the principal received on the specified call date. Additionally, a perpetual bond may have additional features, such as interest rate increases at periodic dates or an increase as of a predetermined point in the future.

Securities Issued by U.S. Government Agencies or Government-Sponsored Enterprises  are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association, are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities which do not distribute interest on a current basis and tend to be subject to a greater risk than interest-paying securities of similar maturities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

When-Issued Transactions  are purchases or sales made on a when-issued basis. These transactions are made conditionally because a security, although authorized, has not yet been issued in the market. Transactions to purchase or sell securities on a when-issued basis involve a commitment by the Fund to purchase or sell these securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. The Fund may sell when-issued securities before they are delivered, which may result in a realized gain (loss).

5.  BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Fund may enter into the borrowings and other financing transactions described below to the extent permitted by the Fund’s investment policies.

The following disclosures contain information on the Fund’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by the Fund. The location of these instruments in the Fund’s financial statements is described below.

(a) Reverse Repurchase Agreements  In a reverse repurchase agreement, the Fund delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous

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Notes to Financial Statements (Cont.)

agreement to repurchase the same or substantially the same security at an agreed upon price and date. In an open maturity reverse repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Fund or counterparty at any time. The Fund is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by the Fund to counterparties are reflected as a liability on the Statement of Assets and Liabilities. Interest payments made by the Fund to counterparties are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund. The Fund will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under reverse repurchase agreements.

(b) Interfund Lending  In accordance with an exemptive order (the “Order”) from the SEC, each Fund of the Trust may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by each Fund’s investment policies and restrictions. Each Fund is currently permitted to borrow under the Interfund Lending Program. A lending fund may lend in aggregate up to 15% of its current net assets at the time of the interfund loan, but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing fund may not borrow through the Interfund Lending Program or from any other source if its total outstanding borrowings immediately after the borrowing would be more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interfund loan rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

On March 23, 2020, the SEC issued an exemptive order (the “Temporary Order”) to provide temporary relief to each Fund of the Trust in relation to the Interfund Lending Program, and the Board has authorized the Funds to rely on the Temporary Order. With respect to interfund lending, the Temporary Order permitted, under certain conditions, a lending fund to lend in aggregate up to 25% of its current net assets at the time of the interfund loan and to make interfund loans with term limits of up to the expiration of the Temporary Order, notwithstanding the current limit of seven business days under the Order. The SEC provided notice in April 2021 that the Temporary Order would be terminated on April 30, 2021.

During the period ended March 31, 2021, the Fund did not participate in the Interfund Lending Program.

6.  FINANCIAL DERIVATIVE INSTRUMENTS

The Fund may enter into the financial derivative instruments described below to the extent permitted by the Fund’s investment policies.

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The following disclosures contain information on how and why the Fund uses financial derivative instruments, and how financial derivative instruments affect the Fund’s financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the net realized gain (loss) and net change in unrealized appreciation (depreciation) on the Statement of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Schedule of Investments. The financial derivative instruments outstanding as of period end and the amounts of net realized gain (loss) and net change in unrealized appreciation (depreciation) on financial derivative instruments during the period, as disclosed in the Notes to Schedule of Investments, serve as indicators of the volume of financial derivative activity for the Fund.

(a) Forward Foreign Currency Contracts  may be engaged, in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the Fund’s securities or as part of an investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily, and the change in value is recorded by the Fund as an unrealized gain (loss). Realized gains (losses) are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed and are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain (loss) reflected on the Statement of Assets and Liabilities. In addition, the Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. To mitigate such risk, cash or securities may be exchanged as collateral pursuant to the terms of the underlying contracts.

(b) Futures Contracts  are agreements to buy or sell a security or other asset for a set price on a future date and are traded on an exchange. The Fund may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Fund and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Fund is required to deposit with its futures broker an amount of cash, U.S. Government and Agency Obligations, or select sovereign debt, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and based on such movements in the price of the contracts, an appropriate payable or receivable for the change in value may be posted or collected by the Fund (“Futures Variation Margin”). Futures Variation Margins, if any, are disclosed within centrally cleared financial derivative instruments on the Statement of Assets and Liabilities. Gains (losses) are recognized but not considered realized until the contracts expire or close. Futures contracts involve, to varying degrees, risk of loss in excess of the Futures Variation Margin included within exchange traded or centrally cleared financial derivative instruments on the Statement of Assets and Liabilities.

(c) Options Contracts  may be written or purchased to enhance returns or to hedge an existing position or future investment. The Fund may write call and put options on securities and financial derivative instruments it owns or in which it may invest. Writing put options tends to increase the Fund’s exposure to the underlying instrument. Writing call options tends to decrease the Fund’s

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Notes to Financial Statements (Cont.)

exposure to the underlying instrument. When the Fund writes a call or put, an amount equal to the premium received is recorded and subsequently marked to market to reflect the current value of the option written. These amounts are included on the Statement of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain (loss). Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The Fund as a writer of an option has no control over whether the underlying instrument may be sold (“call”) or purchased (“put”) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Fund may not be able to enter into a closing transaction because of an illiquid market.

Purchasing call options tends to increase the Fund’s exposure to the underlying instrument. Purchasing put options tends to decrease the Fund’s exposure to the underlying instrument. The Fund pays a premium which is included as an asset on the Statement of Assets and Liabilities and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain (loss) when the underlying transaction is executed.

Options on Securities  may be written or purchased to enhance returns or to hedge an existing position or future investment. An option on a security uses a specified security as the underlying instrument for the option contract.

(d) Swap Agreements  are bilaterally negotiated agreements between the Fund and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements may be privately negotiated in the over the counter market (“OTC swaps”) or may be cleared through a third party, known as a central counterparty or derivatives clearing organization (“Centrally Cleared Swaps”). The Fund may enter into asset, credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Centrally Cleared Swaps are marked to market daily based upon valuations as determined from the underlying contract or in accordance with the requirements of the central counterparty or derivatives clearing organization. Changes in market value, if any, are reflected as a component of net change in unrealized appreciation (depreciation) on the Statement of Operations. Daily changes in valuation of centrally cleared swaps (“Swap Variation Margin”), if any, are disclosed within centrally cleared financial derivative instruments on the Statement of Assets and Liabilities. Centrally Cleared and OTC swap payments received or paid at the beginning of the measurement period are included on the

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Statement of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Upfront premiums received (paid) are initially recorded as liabilities (assets) and subsequently marked to market to reflect the current value of the swap. These upfront premiums are recorded as realized gain (loss) on the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain (loss) on the Statement of Operations. Net periodic payments received or paid by the Fund are included as part of realized gain (loss) on the Statement of Operations.

For purposes of applying certain of the Fund’s investment policies and restrictions, swap agreements, like other derivative instruments, may be valued by the Fund at market value, notional value or full exposure value. In the case of a credit default swap, in applying certain of the Fund’s investment policies and restrictions, the Fund will value the credit default swap at its notional value or its full exposure value (i.e., the sum of the notional amount for the contract plus the market value), but may value the credit default swap at market value for purposes of applying certain of the Fund’s other investment policies and restrictions. For example, the Fund may value credit default swaps at full exposure value for purposes of the Fund’s credit quality guidelines (if any) because such value in general better reflects the Fund’s actual economic exposure during the term of the credit default swap agreement. As a result, the Fund may, at times, have notional exposure to an asset class (before netting) that is greater or lesser than the stated limit or restriction noted in the Fund’s prospectus. In this context, both the notional amount and the market value may be positive or negative depending on whether the Fund is selling or buying protection through the credit default swap. The manner in which certain securities or other instruments are valued by the Fund for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

Entering into swap agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates or the values of the asset upon which the swap is based.

The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk may be mitigated by having a master netting arrangement between the Fund and the counterparty and by the posting of collateral to the Fund to cover the Fund’s exposure to the counterparty.

To the extent the Fund has a policy to limit the net amount owed to or to be received from a single counterparty under existing swap agreements, such limitation only applies to counterparties to OTC swaps and does not apply to centrally cleared swaps where the counterparty is a central counterparty or derivatives clearing organization.

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Notes to Financial Statements (Cont.)

Interest Rate Swap Agreements  may be entered into to help hedge against interest rate risk exposure and to maintain the Fund’s ability to generate income at prevailing market rates. The value of the fixed rate bonds that the Fund holds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Fund may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by the Fund with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the buyer pays an upfront fee in consideration for the right to early terminate the swap transaction in whole, at zero cost and at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets.

7. PRINCIPAL AND OTHER RISKS

(a) Principal Risks

The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are listed below.

Please see “Description of Principal Risks” in the Fund’s prospectus for a more detailed description of the risks of investing in the Fund.

New Fund Risk  is the risk that a new fund’s performance may not represent how the fund is expected to or may perform in the long term. In addition, new funds have limited operating histories for investors to evaluate and new funds may not attract sufficient assets to achieve investment and trading efficiencies.

Small Fund Risk  is the risk that a smaller fund may not achieve investment or trading efficiencies. Additionally, a smaller fund may be more adversely affected by large purchases or redemptions of fund shares.

Climate-Related Investing Risk  is the risk that, because the Fund’s climate-related investment strategy may select or exclude securities of certain issuers for reasons other than performance, the Fund may differ from funds that do not utilize a climate-related investment strategy. Climate-related investing is qualitative and subjective by nature, and there is no guarantee that the factors utilized by PIMCO or any judgment exercised by PIMCO will reflect the opinions of any particular investor.

Interest Rate Risk  is the risk that fixed income securities will decline in value because of an increase in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration.

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Call Risk  is the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer’s credit quality). If an issuer calls a security that the Fund has invested in, the Fund may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features.

Credit Risk  is the risk that the Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to meet its financial obligations.

High Yield Risk  is the risk that high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) are subject to greater levels of credit, call and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments, and may be more volatile than higher-rated securities of similar maturity.

Market Risk  is the risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries.

Issuer Risk  is the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

Liquidity Risk  is the risk that a particular investment may be difficult to purchase or sell and that the Fund may be unable to sell illiquid investments at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income funds may be higher than normal, causing increased supply in the market due to selling activity.

Derivatives Risk  is the risk of investing in derivative instruments (such as futures, swaps and structured securities), including leverage, liquidity, interest rate, market, credit and management risks, and valuation complexity. Changes in the value of a derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and the Fund could lose more than the initial amount invested. The Fund’s use of derivatives may result in losses to the Fund, a reduction in the Fund’s returns and/or increased volatility. Over-the-counter (“OTC”) derivatives are also subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally-cleared derivative transactions might not be available for OTC derivatives. The primary credit risk on derivatives that are exchange traded or traded through a central clearing counterparty resides with the Fund’s clearing broker, or the clearinghouse. Changes in regulation relating to a mutual fund’s use of derivatives and related instruments could potentially limit or impact the Fund’s ability to invest

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Notes to Financial Statements (Cont.)

in derivatives, limit the Fund’s ability to employ certain strategies that use derivatives and/or adversely affect the value of derivatives and the Fund’s performance.

Equity Risk  is the risk that the value of equity securities, such as common stocks and preferred securities, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities.

Mortgage-Related and Other Asset-Backed Securities Risk  is the risk of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk, prepayment risk and credit risk.

Foreign (Non-U.S.) Investment Risk  is the risk that investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, increased risk of delayed settlement of portfolio transactions or loss of certificates of portfolio securities, and the risk of unfavorable foreign government actions, including nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers.

Emerging Markets Risk  is the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk.

Sovereign Debt Risk  is the risk that investments in fixed income instruments issued by sovereign entities may decline in value as a result of default or other adverse credit event resulting from an issuer’s inability or unwillingness to make principal or interest payments in a timely fashion.

Currency Risk  is the risk that foreign (non-U.S.) currencies will change in value relative to the U.S. dollar and affect the Fund’s investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies.

Leveraging Risk  is the risk that certain transactions of the Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing the Fund to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss.

Management Risk  is the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that actual or potential conflicts of interest, legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing the Fund and may cause PIMCO to restrict or prohibit participation in certain investments. There is no guarantee that the investment objective of the Fund will be achieved.

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Short Exposure Risk  is the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale will not fulfill its contractual obligations, causing a loss to the Fund.

(b) Other Risks

In general, the Fund may be subject to additional risks, including, but not limited to, risks related to government regulation and intervention in financial markets, operational risks, risks associated with financial, economic and global market disruptions, and cybersecurity risks. Please see the Fund’s prospectus and Statement of Additional Information for a more detailed description of the risks of investing in the Fund. Please see the Important Information section of this report for additional discussion of certain regulatory and market developments that may impact the Fund’s performance.

Market Disruption Risk  The Fund is subject to investment and operational risks associated with financial, economic and other global market developments and disruptions, including those arising from war, terrorism, market manipulation, government interventions, defaults and shutdowns, political changes or diplomatic developments, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics) and natural/environmental disasters, which can all negatively impact the securities markets and cause the Fund to lose value. These events can also impair the technology and other operational systems upon which the Fund’s service providers, including PIMCO as the Fund’s investment adviser, rely, and could otherwise disrupt the Fund’s service providers’ ability to fulfill their obligations to the Fund. For example, the recent spread of an infectious respiratory illness caused by a novel strain of coronavirus (known as COVID-19) has caused volatility, severe market dislocations and liquidity constraints in many markets, including markets for the securities the Fund holds, and may adversely affect the Fund’s investments and operations. Please see the Important Information section for additional discussion of the COVID-19 pandemic.

Government Intervention in Financial Markets  Federal, state, and other governments, their regulatory agencies, or self-regulatory organizations may take actions that affect the regulation of the instruments in which the Fund invests, or the issuers of such instruments, in ways that are unforeseeable. Legislation or regulation may also change the way in which the Fund itself is regulated. Such legislation or regulation could limit or preclude the Fund’s ability to achieve its investment objective. Furthermore, volatile financial markets can expose the Fund to greater market and liquidity risk and potential difficulty in valuing portfolio instruments held by the Fund. The value of the Fund’s holdings is also generally subject to the risk of future local, national, or global economic disturbances based on unknown weaknesses in the markets in which the Fund invests. In addition, it is not certain that the U.S. Government will intervene in response to a future market disturbance and the effect of any such future intervention cannot be predicted. It is difficult for issuers to prepare for the impact of future financial downturns, although companies can seek to identify and manage future uncertainties through risk management programs.

Regulatory Risk  Financial entities, such as investment companies and investment advisers, are generally subject to extensive government regulation and intervention. Government regulation and/or intervention may change the way the Fund is regulated, affect the expenses incurred directly by the Fund and the value of its investments, and limit and/or preclude the Fund’s ability to achieve its investment objective. Government regulation may change frequently and may have significant adverse consequences. Moreover, government regulation may have unpredictable and unintended effects.

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Notes to Financial Statements (Cont.)

Operational Risk  An investment in the Fund, like any fund, can involve operational risks arising from factors such as processing errors, human errors, inadequate or failed internal or external processes, failures in systems and technology, changes in personnel and errors caused by third-party service providers. The occurrence of any of these failures, errors or breaches could result in a loss of information, regulatory scrutiny, reputational damage or other events, any of which could have a material adverse effect on the Fund. While the Fund seeks to minimize such events through controls and oversight, there may still be failures that could cause losses to the Fund.

Cyber Security Risk  As the use of technology has become more prevalent in the course of business, the Fund has become potentially more susceptible to operational and information security risks resulting from breaches in cyber security. A breach in cyber security refers to both intentional and unintentional cyber events that may, among other things, cause the Fund to lose proprietary information, suffer data corruption and/or destruction or lose operational capacity, result in the unauthorized release or other misuse of confidential information, or otherwise disrupt normal business operations. Cyber security failures or breaches may result in financial losses to the Fund and its shareholders. These failures or breaches may also result in disruptions to business operations, potentially resulting in financial losses; interference with the Fund’s ability to calculate its net asset value, process shareholder transactions or otherwise transact business with shareholders; impediments to trading; violations of applicable privacy and other laws; regulatory fines; penalties; reputational damage; reimbursement or other compensation costs; additional compliance and cyber security risk management costs and other adverse consequences. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future.

8. MASTER NETTING ARRANGEMENTS

The Fund may be subject to various netting arrangements (“Master Agreements”) with select counterparties. Master Agreements govern the terms of certain transactions, and are intended to reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that is intended to improve legal certainty. Each type of Master Agreement governs certain types of transactions. Different types of transactions may be traded out of different legal entities or affiliates of a particular organization, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow the Fund to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single Master Agreement with a counterparty. For financial reporting purposes the Statement of Assets and Liabilities generally presents derivative assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under most Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other securities may be used depending on the terms outlined in the applicable Master Agreement. Securities and cash pledged as collateral are reflected as assets

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on the Statement of Assets and Liabilities as either a component of Investments at value (securities) or Deposits with counterparty. Cash collateral received is not typically held in a segregated account and as such is reflected as a liability on the Statement of Assets and Liabilities as Deposits from counterparty. The market value of any securities received as collateral is not reflected as a component of NAV. The Fund’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and certain sale-buyback transactions between the Fund and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern certain forward settling transactions, such as TBA securities, delayed-delivery or certain sale-buyback transactions by and between the Fund and select counterparties. The Master Forward Agreements maintain provisions for, among other things, transaction initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Schedule of Investments.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Such transactions require posting of initial margin as determined by each relevant clearing agency which is segregated in an account at a futures commission merchant (“FCM”) registered with the Commodity Futures Trading Commission. In the United States, counterparty risk may be reduced as creditors of an FCM cannot have a claim to Fund assets in the segregated account. Portability of exposure reduces risk to the Fund. Variation margin, or changes in market value, are generally exchanged daily, but may not be netted between futures and cleared OTC derivatives unless the parties have agreed to a separate arrangement in respect of portfolio margining. The market value or accumulated unrealized appreciation (depreciation), initial margin posted, and any unsettled variation margin as of period end are disclosed in the Notes to Schedule of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern bilateral OTC derivative transactions entered into by the Fund with select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral posting and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. The ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level or as required by regulation. Similarly, if required by regulation, the Fund may be required to post additional collateral beyond coverage of daily exposure. These amounts, if any, may (or if required by

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Notes to Financial Statements (Cont.)

law, will) be segregated with a third-party custodian. To the extent the Fund is required by regulation to post additional collateral beyond coverage of daily exposure, it could potentially incur costs, including in procuring eligible assets to meet collateral requirements, associated with such posting. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

9. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Fund at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate as noted in the table in note (b) below.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs.

The Investment Advisory Fee and Supervisory and Administrative Fees for all classes, as applicable, are charged at the annual rate as noted in the following table (calculated as a percentage of the Fund’s average daily net assets attributable to each class):

Investment Advisory Fee	Supervisory and Administrative Fee

All Classes	Institutional Class	I-2	I-3	Class A	Class C

0.25%	0.25%	0.35%	0.45%(1)	0.40%	0.40%

(1)	PIMCO has contractually agreed, through July 31, 2021, to waive its supervisory and administrative fee for I-3 shares by 0.05% of the average daily net assets attributable to I-3 shares of the Fund.

(c) Distribution and Servicing Fees  PIMCO Investments LLC, a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares.

The Trust has adopted separate Distribution and Servicing Plans with respect to the Class A and Class C shares of the Trust pursuant to Rule 12b-1 under the Act. In connection with the distribution of Class C shares of the Trust, the Distributor receives distribution fees from the Trust of up to 0.75% for Class C shares, and in connection with personal services rendered to Class A and Class C shareholders and the maintenance of such shareholder accounts, the Distributor receives servicing fees from the Trust of up to 0.25% for each of Class A and Class C shares (percentages reflect annual rates of the average daily net assets attributable to the applicable class).

The Trust paid distribution and servicing fees at effective rates as noted in the following table (calculated as a percentage of the Fund’s average daily net assets attributable to each class):

	Allowable Rate

	Distribution Fee	Servicing Fee

Class A	—	0.25%

Class C	0.75%	0.25%

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The Distributor also received the proceeds of the initial sales charges paid by the shareholders upon the purchase of Class A shares, except for the PIMCO Short Asset Investment Fund, and the contingent deferred sales charges paid by the shareholders upon certain redemptions of Class A and Class C shares, except for the PIMCO Government Money Market Fund and the PIMCO Short Asset Investment Fund. For the period ended March 31, 2021, the Distributor retained $5,518,745 representing commissions (sales charges) and contingent deferred sales charges from the Trust.

(d) Fund Expenses  PIMCO provides or procures supervisory and administrative services for shareholders and also bears the costs of various third-party services required by the Fund, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Trust is responsible for the following expenses: (i) taxes and governmental fees; (ii) brokerage fees and commissions and other portfolio transaction expenses; (iii) the costs of borrowing money, including interest expenses; (iv) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit (except the PIMCO All Asset and PIMCO All Asset All Authority Funds); (v) extraordinary expense, including costs of litigation and indemnification expenses; (vi) organizational expenses; and (vii) any expenses allocated or allocable to a specific class of shares, and may include certain other expenses as permitted by the Trust’s Multi-Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual fund operating expenses per share class.

The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

(e) Expense Limitation  Pursuant to the Expense Limitation Agreement, PIMCO has agreed to waive a portion of the Fund’s Supervisory and Administrative Fee, or reimburse the Fund, to the extent that the Fund’s organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata share of Trustee Fees exceed 0.0049%, the “Expense Limit” (calculated as a percentage of the Fund’s average daily net assets attributable to each class). The Expense Limitation Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term.

In any month in which the supervision and administration agreement is in effect, PIMCO is entitled to reimbursement by the Fund of any portion of the supervisory and administrative fee waived or reimbursed pursuant to the Expense Limitation Agreement (the “Reimbursement Amount”) during the previous thirty-six months from the date of the waiver, provided that such amount paid to PIMCO will not: i) together with any organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata Trustee fees, exceed, for such month, the Expense Limit (or the amount of the expense limit in place at the time the amount being recouped was originally waived if lower than the Expense Limit); ii) exceed the total Reimbursement Amount; or iii) include any amounts previously reimbursed to PIMCO. The total recoverable amounts to PIMCO at March 31, 2021, were as follows (amounts in thousands†):

Expiring Within
12 months	13-24 months	25-36 months	Total

$0	$70	$0	$70

†	A zero balance may reflect actual amounts rounding to less than one thousand.

ANNUAL REPORT	MARCH 31, 2021	49

Notes to Financial Statements (Cont.)

Pursuant to a Fee Waiver Agreement, PIMCO has contractually agreed, through July 31, 2021, to reduce its supervisory and administrative fee for I-3 shares by 0.05% of the average daily net assets attributable to I-3 shares of the Fund. This Fee Waiver Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term.

The waiver is reflected on the Statement of Operations as a component of Waiver and/or Reimbursement by PIMCO. For the period ended March 31, 2021, the amount was $70.

10. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees paid to these parties are disclosed in Note 9, Fees and Expenses, and the accrued related party fee amounts are disclosed on the Statement of Assets and Liabilities.

11. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee or officer of the Trust is indemnified and each employee or other agent of the Trust (including the Trust’s investment manager) may be indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts.

12. PURCHASES AND SALES OF SECURITIES

The length of time the Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Fund is known as “portfolio turnover.” The Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover may involve correspondingly greater transaction costs, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities, which are borne by the Fund. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates when distributed to shareholders). The transaction costs associated with portfolio turnover may adversely affect the Fund’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended March 31, 2021, were as follows (amounts in thousands†):

U.S. Government/Agency		All Other

Purchases	Sales	Purchases	Sales

$4,122	$3,946	$13,831	$4,794

†	A zero balance may reflect actual amounts rounding to less than one thousand.

50	PIMCO CLIMATE BOND FUND

March 31, 2021

13. SHARES OF BENEFICIAL INTEREST

The Trust may issue an unlimited number of shares of beneficial interest with a $0.01 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands†):

	Year Ended 03/31/2021		Inception date through March 31, 2020(a)

	Shares	Amount	Shares	Amount

Receipts for shares sold

Institutional Class	999	$10,282	566	$5,672

I-2	107	1,105	1	10

I-3	3	25	2	20

Class A	78	809	3	30

Class C	1	4	5	54

Issued as reinvestment of distributions

Institutional Class	26	270	3	28

I-2	0	2	0	0

I-3	0	1	0	0

Class A	1	7	0	0

Class C	0	1	0	0

Cost of shares redeemed

Institutional Class	(230)	(2,351)	(27)	(270)

I-2	0	(1)	0	0

I-3	0	0	0	0

Class A	(24)	(250)	0	0

Class C	0	0	0	0

Net increase (decrease) resulting from Fund share transactions	961	$9,904	553	$5,544

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Inception date of the Fund was December 10, 2019.

As of March 31, 2021, one shareholder owned 10% or more of the Fund’s total outstanding shares comprising 34% of the Fund, and the shareholder is a related party of the Fund. Related parties may include, but are not limited to, the investment adviser and its affiliates, affiliated broker dealers, fund of funds and directors or employees of the Trust or Adviser.

14. REGULATORY AND LITIGATION MATTERS

The Fund is not named as a defendant in any material litigation or arbitration proceedings and is not aware of any material litigation or claim pending or threatened against it.

The foregoing speaks only as of the date of this report.

15. FEDERAL INCOME TAX MATTERS

The Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

ANNUAL REPORT	MARCH 31, 2021	51

Notes to Financial Statements (Cont.)

The Fund may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Adviser has reviewed the Fund’s tax positions for all open tax years. As of March 31, 2021, the Fund has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Fund files U.S. federal, state, and local tax returns as required. The Fund’s tax returns are subject to examination by relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

As of March 31, 2021, the components of distributable taxable earnings are as follows (amounts in thousands†):

	Undistributed Ordinary Income(1)	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation)(2)	Other Book-to-Tax Accounting Differences(3)	Accumulated Capital Losses(4)	Qualified Late-Year Loss Deferral - Capital(5)	Qualified Late-Year Loss Deferral - Ordinary(6)	Total Distributable Earnings

PIMCO Climate Bond Fund	$22	$31	$10	$(1)	$0	$(23)	$0	$39

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)	Includes undistributed short-term capital gains, if any.
(2)

Adjusted for the accelerated recognition of unrealized gain or loss on certain futures, and forward contracts for federal income tax purposes. Also adjusted for differences between book and tax realized and unrealized gain (loss) on swaps and straddle loss deferrals.

(3)	Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America, mainly for distributions payable.
(4)	Capital losses available to offset future net capital gains expire in varying amounts as shown below.
(5)	Capital losses realized during the period November 1, 2020 through March 31, 2021 which the Funds elected to defer to the following taxable year pursuant to income tax regulations.
(6)

Specified losses realized during the period November 1, 2020 through March 31, 2021 and Ordinary losses realized during the period January 1, 2021 through March 31, 2021, which the Funds elected to defer to the following taxable year pursuant to income tax regulations.

Under the Regulated Investment Company Modernization Act of 2010, a fund is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law. As of March 31, 2021, the Fund had the following post-effective capital losses with no expiration (amounts in thousands†):

	Short-Term	Long-Term

PIMCO Climate Bond Fund	$0	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.

52	PIMCO CLIMATE BOND FUND

March 31, 2021

As of March 31, 2021, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands†):

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)(7)

PIMCO Climate Bond Fund	$14,850	$318	$(305)	$13

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(7)

Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) are attributable to unrealized gain or loss on certain futures, and forward contracts, straddle loss deferrals and swaps.

For the fiscal years ended March 31, 2021 and March 31, 2020, respectively, the Fund made the following tax basis distributions (amounts in thousands†):

	March 31, 2021			March 31, 2020

	Ordinary Income Distributions(8)	Long-Term Capital Gain Distributions	Return of Capital(9)	Ordinary Income Distributions(8)	Long-Term Capital Gain Distributions	Return of Capital(9)

PIMCO Climate Bond Fund	$297	$0	$0	$28	$0	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(8)	Includes short-term capital gains distributed, if any.
(9)

A portion of the distributions made represents a tax return of capital. Return of capital distributions have been reclassified from undistributed net investment income to paid-in capital to more appropriately conform financial accounting to tax accounting.

ANNUAL REPORT	MARCH 31, 2021	53

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of PIMCO Funds and Shareholders of PIMCO Climate Bond Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of PIMCO Climate Bond Fund (one of the funds constituting PIMCO Funds, referred to hereafter as the “Fund”) as of March 31, 2021, the related statement of operations for the year ended March 31, 2021 and the statement of changes in net assets and the financial highlights for the year ended March 31, 2021 and for the period December 10, 2019 (inception date) through March 31, 2020, including the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of March 31, 2021, the results of its operations for the year ended March 31, 2021, and the changes in its net assets and the financial highlights for the year ended March 31, 2021 and for the period December 10, 2019 (inception date) through March 31, 2020 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of March 31, 2021 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Kansas City, Missouri

May 27, 2021

We have served as the auditor of one or more investment companies in PIMCO Funds since 1987.

54	PIMCO CLIMATE BOND FUND

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:
BOS	BofA Securities, Inc.	MYI	Morgan Stanley & Co. International PLC
BRC	Barclays Bank PLC	SCX	Standard Chartered Bank, London
CBK	Citibank N.A.	UAG	UBS AG Stamford
HUS	HSBC Bank USA N.A.

Currency Abbreviations:
AUD	Australian Dollar	SEK	Swedish Krona
EUR	Euro	USD (or $)	United States Dollar
GBP	British Pound

Exchange Abbreviations:
OTC	Over the Counter

Index/Spread Abbreviations:
SONIO	Sterling Overnight Interbank Average Rate

Other Abbreviations:
BABs	Build America Bonds	OIS	Overnight Index Swap
EURIBOR	Euro Interbank Offered Rate	TBA	To-Be-Announced
LIBOR	London Interbank Offered Rate

ANNUAL REPORT	MARCH 31, 2021	55

Federal Income Tax Information

(Unaudited)

As required by the Internal Revenue Code (“Code”) and Treasury Regulations, if applicable, shareholders must be notified within 60 days of the Fund’s fiscal year end regarding the status of qualified dividend income and the dividend received deduction.

Dividend Received Deduction.  Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Fund’s dividend distribution that qualifies under tax law. The percentage of the following Fund’s Fiscal 2021 ordinary income dividend that qualifies for the corporate dividend received deduction is set forth below:

Qualified Dividend Income.  Under the Jobs and Growth Tax Relief Reconciliation Act of 2003, the following percentage of ordinary dividends paid during the fiscal year ended March 31, 2021 was designated as ‘qualified dividend income’ as defined in the Jobs and Growth Tax Relief Reconciliation Act of 2003 subject to reduced tax rates in 2021:

Qualified Interest Income and Qualified Short-Term Capital Gain (for non-U.S. resident shareholders only).  Under the American Jobs Creation Act of 2004, the following amounts of ordinary dividends paid during the fiscal year ended March 31, 2021 are considered to be derived from “qualified interest income,” as defined in Section 871(k)(1)(E) of the Code, and therefore are designated as interest-related dividends, as defined in Section 871(k)(1)(C) of the Code. Further, the following amounts of ordinary dividends paid during the fiscal year ended March 31, 2021 are considered to be derived from “qualified short-term capital gain,” as defined in Section 871(k)(2)(D) of the Code, and therefore are designated as qualified short-term gain dividends, as defined by Section 871(k)(2)(C) of the Code.

	Dividend Received Deduction %	Qualified Dividend Income %	Qualified Interest Income (000s†)	Qualified Short-Term Capital Gain (000s†)
PIMCO Climate Bond Fund	0%	0%	$270	$27

†	A zero balance may reflect actual amounts rounding to less than one thousand.

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. In January 2022, you will be advised on IRS Form 1099-DIV as to the federal tax status of the dividends and distributions received by you in calendar year 2021.

Section 163(j) Interest Dividends.  The fund intends to pass through the maximum amount allowable as Section 163(j) Interest Dividends as defined in Proposed Treasury Section 1.163(j)-1(b). The 163(j) percentage of ordinary income distributions are as follows:

163 (j) Interest Dividends %
PIMCO Climate Bond Fund	0%

56	PIMCO CLIMATE BOND FUND

Management of the Trust

(Unaudited)

The charts below identify the Trustees and executive officers of the Trust. Unless otherwise indicated, the address of all persons below is 650 Newport Center Drive, Newport Beach, CA 92660.

The Funds’ Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at (888) 87-PIMCO or visit the Funds’ website at www.pimco.com.

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served†	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Public Company and Investment Company Directorships Held by Trustee During the Past 5 Years

Interested Trustees[1]

Peter G. Strelow (1970) Chairman of the Board and Trustee	05/2017 to present Chairman 02/2019 to present	Managing Director and Co-Chief Operating Officer, PIMCO. Senior Vice President of the Trust, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Chief Administrative Officer, PIMCO.	149	Chairman and Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT.

Kimberley G. Stafford (1978) Trustee	02/2021 to present	Managing Director and Global Head of Product Strategy, PIMCO; and Member of Executive Committee. Formerly, Head of Asia-Pacific, Global Head of Consultant Relations and Head of US Institutional and Alternatives Sales, PIMCO.	149	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT.

Independent Trustees

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served†	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Public Company and Investment Company Directorships Held by Trustee During the Past 5 Years

George E. Borst (1948) Trustee	04/2015 to present	Executive Advisor, McKinsey & Company; Formerly, Executive Advisor, Toyota Financial Services; and CEO, Toyota Financial Services.	149	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, MarineMax Inc.

Jennifer Holden Dunbar (1963) Trustee	04/2015 to present	Managing Director, Dunbar Partners, LLC (business consulting and investments). Formerly, Partner, Leonard Green & Partners, L.P.	149	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, PS Business Parks; Director, Big 5 Sporting Goods Corporation.

Kym M. Hubbard (1957) Trustee	02/2017 to present	Formerly, Global Head of Investments, Chief Investment Officer and Treasurer, Ernst & Young.	149	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, State Auto Financial Corporation.

Gary F. Kennedy (1955) Trustee	04/2015 to present	Formerly, Senior Vice President, General Counsel and Chief Compliance Officer, American Airlines and AMR Corporation (now American Airlines Group).	149	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Peter B. McCarthy (1950) Trustee	04/2015 to present	Formerly, Assistant Secretary and Chief Financial Officer, United States Department of Treasury; Deputy Managing Director, Institute of International Finance.	149	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

ANNUAL REPORT	MARCH 31, 2021	57

Management of the Trust (Cont.)

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served†	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Public Company and Investment Company Directorships Held by Trustee During the Past 5 Years

Ronald C. Parker (1951) Lead Independent Trustee	07/2009 to present Lead Independent Trustee - 02/2017 to present	Director of Roseburg Forest Products Company. Formerly, Chairman of the Board, The Ford Family Foundation; and President, Chief Executive Officer, Hampton Affiliates (forestry products).	149	Lead Independent Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

*	Unless otherwise noted, the information for the individuals listed is as of March 31, 2021.
[1]	Ms. Stafford and Mr. Strelow are “interested persons” of the Trust (as that term is defined in the 1940 Act) because of their affiliations with PIMCO.
†	Trustees serve until their successors are duly elected and qualified.

Executive Officers

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years†

Eric D. Johnson (1970) President	06/2019 to present	Executive Vice President and Head of Funds Business Group Americas, PIMCO. President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

David C. Flattum (1964) Chief Legal Officer	05/2019 to present	Managing Director and General Counsel, PIMCO. Chief Legal Officer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, Managing Director, Chief Operating Officer and General Counsel, Allianz Asset Management of America L.P.

Keisha Audain-Pressley (1975) Chief Compliance Officer	01/2020 to present	Executive Vice President and Deputy Chief Compliance Officer, PIMCO. Chief Compliance Officer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Joshua D. Ratner (1976)** Senior Vice President	05/2019 to present	Executive Vice President and Head of Americas Operations, PIMCO. Senior Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Peter G. Strelow (1970) Senior Vice President	06/2019 to present	Managing Director and Co-Chief Operating Officer, PIMCO. Senior Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Chief Administrative Officer, PIMCO.

Ryan G. Leshaw (1980) Vice President - Senior Counsel, Secretary	11/2018 to present	Executive Vice President and Senior Counsel, PIMCO. Vice President, Senior Counsel and Secretary, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Chief Legal Officer, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Associate, Willkie Farr & Gallagher LLP.

Wu-Kwan Kit (1981) Assistant Secretary	08/2017 to present	Senior Vice President and Senior Counsel, PIMCO. Assistant Secretary, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Vice President, Senior Counsel and Secretary, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Assistant General Counsel, VanEck Associates Corp.

Jeffrey A. Byer (1976) Vice President	02/2020 to present	Executive Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

58	PIMCO CLIMATE BOND FUND

(Unaudited)

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years†

Elizabeth A. Duggan (1964) Vice President	02/2021 to present	Executive Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Brian J. Pittluck (1977) Vice President	01/2020 to present	Senior Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Bijal Y. Parikh (1978) Treasurer	01/2021 to present	Senior Vice President, PIMCO. Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Erik C. Brown (1967)*** Assistant Treasurer	02/2001 to present	Executive Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Brandon T. Evans (1982) Assistant Treasurer	05/2019 to present	Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Colleen D. Miller (1980)** Assistant Treasurer	02/2017 to present	Senior Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Deputy Treasurer, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Jason J. Nagler (1982)*** Assistant Treasurer	05/2015 to present	Senior Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

H. Jessica Zhang (1973)** Assistant Treasurer	01/2020 to present	Senior Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

*	Unless otherwise noted, the information for the individuals listed is as of March 31, 2021.
†

The term “PIMCO-Sponsored Closed-End Funds” as used herein includes: PIMCO California Municipal Income Fund, PIMCO California Municipal Income Fund II, PIMCO California Municipal Income Fund III, PIMCO Municipal Income Fund, PIMCO Municipal Income Fund II, PIMCO Municipal Income Fund III, PIMCO New York Municipal Income Fund, PIMCO New York Municipal Income Fund II, PIMCO New York Municipal Income Fund III, PCM Fund Inc., PIMCO Corporate & Income Opportunity Fund, PIMCO Corporate & Income Strategy Fund, PIMCO Dynamic Credit and Mortgage Income Fund, PIMCO Dynamic Income Fund, PIMCO Dynamic Income Opportunities Fund, PIMCO Energy and Tactical Credit Opportunities Fund, PIMCO Global StocksPLUS® & Income Fund, PIMCO High Income Fund, PIMCO Income Opportunity Fund, PIMCO Income Strategy Fund, PIMCO Income Strategy Fund II and PIMCO Strategic Income Fund, Inc.; the term “PIMCO-Sponsored Interval Funds” as used herein includes: PIMCO Flexible Credit Income Fund and PIMCO Flexible Municipal Income Fund.

**	The address of these officers is Pacific Investment Management Company LLC, 1633 Broadway, New York, New York 10019.
***	The address of these officers is Pacific Investment Management Company LLC, 401 Congress Ave., Austin, Texas 78701.

ANNUAL REPORT	MARCH 31, 2021	59

Privacy Policy1

The Funds2,3 consider customer privacy to be a fundamental aspect of their relationships with shareholders and are committed to maintaining the confidentiality, integrity and security of their current, prospective and former shareholders’ non-public personal information. The Funds have developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

Obtaining Non-Public Personal Information

In the course of providing shareholders with products and services, the Funds and certain service providers to the Funds, such as the Funds’ investment advisers or sub-advisers (“Advisers”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial professional or consultant, and/or from information captured on applicable websites.

Respecting Your Privacy

As a matter of policy, the Funds do not disclose any non-public personal information provided by shareholders or gathered by the Funds to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Funds. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. The Funds or their affiliates may also retain non-affiliated companies to market Fund shares or products which use Fund shares and enter into joint marketing arrangements with them and other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Funds may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm and/or financial professional or consultant.

Sharing Information with Third Parties

The Funds reserve the right to disclose or report personal or account information to non-affiliated third parties in limited circumstances where the Funds believe in good faith that disclosure is required under law, to cooperate with regulators or law enforcement authorities, to protect their rights or property, or upon reasonable request by any Fund in which a shareholder has invested. In addition, the Funds may disclose information about a shareholder or a shareholder’s accounts to a non-affiliated third party at the shareholder’s request or with the consent of the shareholder.

Sharing Information with Affiliates

The Funds may share shareholder information with their affiliates in connection with servicing shareholders’ accounts, and subject to applicable law may provide shareholders with information about products and services that the Funds or their Advisers, distributors or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Funds may share may include, for example, a shareholder’s participation in the Funds or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), information about the Funds’ experiences or transactions with a shareholder, information captured on applicable websites, or other data about a shareholder’s accounts, subject to applicable law. The Funds’ Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

60	PIMCO CLIMATE BOND FUND

(Unaudited)

Procedures to Safeguard Private Information

The Funds take seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Funds have implemented procedures that are designed to restrict access to a shareholder’s non-public personal information to internal personnel who need to know that information to perform their jobs, such as servicing shareholder accounts or notifying shareholders of new products or services. Physical, electronic and procedural safeguards are in place to guard a shareholder’s non-public personal information.

Information Collected from Websites

The Funds or their service providers and partners may collect information from shareholders via websites they maintain. The information collected via websites maintained by the Funds or their service providers includes client non-public personal information.

Changes to the Privacy Policy

From time to time, the Funds may update or revise this privacy policy. If there are changes to the terms of this privacy policy, documents containing the revised policy on the relevant website will be updated.

1 Amended as of June 25, 2020.

2 PIMCO Investments LLC (“PI”) serves as the Funds’ distributor and does not provide brokerage services or any financial advice to investors in the Funds solely because it distributes the Funds. This Privacy Policy applies to the activities of PI to the extent that PI regularly effects or engages in transactions with or for a shareholder of a series of a Trust who is the record owner of such shares. For purposes of this Privacy Policy, references to “the Funds” shall include PI when acting in this capacity.

3 When distributing this Policy, a Fund may combine the distribution with any similar distribution of its investment adviser’s privacy policy. The distributed, combined, policy may be written in the first person (i.e. by using “we” instead of “the Funds”).

ANNUAL REPORT	MARCH 31, 2021	61

Liquidity Risk Management Program

(Unaudited)

In compliance with Rule 22e-4 (the “Liquidity Rule”) under the Investment Company Act of 1940, as amended (“1940 Act”), PIMCO Funds (the “Trust”) has adopted and implemented a liquidity risk management program (the “Program”) for each series of the Trust (each a “Fund” and collectively, the “Funds”) not regulated as a money market fund under 1940 Act Rule 2a-7, which is reasonably designed to assess and manage the Funds’ liquidity risk. The Trust’s Board of Trustees (the “Board”) previously approved the designation of the PIMCO Liquidity Risk Committee (the “Administrator”) as Program administrator. The PIMCO Liquidity Risk Committee consists of senior members from certain PIMCO business areas, such as Portfolio Risk Management, Americas Operations, Compliance, Account Management and Portfolio Management, and is advised by members of PIMCO Legal.

A Fund’s “liquidity risk” is the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of the remaining investors’ interests in the Fund. In accordance with the Program, each Fund’s liquidity risk is assessed no less frequently than annually taking into consideration a variety of factors, including, as applicable, the Fund’s investment strategy and liquidity of portfolio investments, cash flow projections, and holdings of cash and cash equivalents, as well as borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions. Each Fund portfolio investment is classified into one of four liquidity categories (including “highly liquid investments” and “illiquid investments,” discussed below) based on a determination of the number of days it is reasonably expected to take to convert the investment to cash, or sell or dispose of the investment, in current market conditions without significantly changing the investment’s market value. Each Fund has adopted a “Highly Liquid Investment Minimum” (or “HLIM”), which is a minimum amount of Fund net assets to be invested in highly liquid investments that are assets. As required under the Liquidity Rule, each Fund’s HLIM is periodically reviewed, no less frequently than annually, and the Funds have adopted policies and procedures for responding to a shortfall of a Fund’s highly liquid investments below its HLIM. The Liquidity Rule also limits the Funds’ investments in illiquid investments by prohibiting a Fund from acquiring any illiquid investment if, immediately after the acquisition, the Fund would have invested more than 15% of its net assets in illiquid investments that are assets. Certain non-public reporting is generally required if a Fund’s holdings of illiquid investments that are assets were to exceed 15% of Fund net assets.

At a meeting of the Board held on February 9-10, 2021, the Board received a report (the “Report”) from the Administrator addressing the Program’s operation and assessing the adequacy and effectiveness of its implementation for the period from December 1, 2019 through December 31, 2020. The Report reviewed the operation of the Program’s components during such period, noted the March-April 2020 market conditions and associated monitoring by the Administrator, and stated that the Program is operating effectively to assess and manage each Fund’s liquidity risk and that the Program has been and continues to be adequately and effectively implemented to monitor and, as applicable, respond to the Funds’ liquidity developments. This has remained true for the 12-month reporting period ended March 31, 2021.

62	PIMCO CLIMATE BOND FUND

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, MO 64105

Transfer Agent

DST Asset Manager Solutions, Inc.

Institutional Class, I-2, I-3, Administrative Class

430 W 7th Street STE 219024

Kansas City, MO 64105-1407

DST Asset Manager Solutions, Inc.

Class A, Class C, Class R

430 W 7th Street STE 219294

Kansas City, MO 64105-1407

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the Fund listed on the Report cover.

PF3028AR_033121

PIMCO FUNDS

Annual Report

March 31, 2021

PIMCO CommoditiesPLUS® Strategy Fund

As permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website, pimco.com/literature, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by visiting pimco.com/edelivery or by contacting your financial intermediary, such as a broker-dealer or bank.

You may elect to receive all future reports in paper free of charge. If you own these shares through a financial intermediary, such as a broker-dealer or bank, you may contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by calling 888.87.PIMCO (888.877.4626). Your election to receive reports in paper will apply to all funds held with the fund complex if you invest directly with the Fund or to all funds held in your account if you invest through a financial intermediary, such as a broker-dealer or bank.

This material is authorized for use only when preceded or accompanied by the current PIMCO Funds prospectuses. The Shareholder Reports for the other series of the PIMCO Funds are printed separately.

Chairman’s Letter

Dear Shareholder,

We hope that you and your family are staying safe and healthy during these challenging times. We continue to work tirelessly to navigate markets and manage the assets that you have entrusted with us. Following this letter is the PIMCO Funds Annual Report, which covers the 12-month reporting period ended March 31, 2021. On the subsequent pages, you will find specific details regarding investment results and discussion of the factors that most affected performance during the reporting period.

For the 12-month reporting period ended March 31, 2021

The global economy was severely impacted by the repercussions related to the COVID-19 pandemic. Looking back, second-quarter 2020 U.S. annualized gross domestic product (“GDP”) growth was -31.4%. This represented the steepest quarterly decline on record. With the economy reopening, third-quarter 2020 GDP growth was 33.4%, the largest quarterly increase on record. GDP growth was then 4.3% during the fourth quarter of 2020. The Commerce Department’s initial reading for first-quarter 2021 GDP growth — released after the reporting period ended — was 6.4%.

The Federal Reserve (the “Fed”) took unprecedented actions to support the economy and keep markets functioning properly. In early March 2020, before the reporting period began, the Fed lowered the federal funds rate to a range between 1.00% and 1.25%. Later in the month, the Fed lowered the rate to a range between 0.00% and 0.25%. On March 23, the Fed announced that it would make unlimited purchases of Treasury and mortgage securities and, for the first time, it would purchase corporate bonds on the open market. In August 2020, Fed Chair Jerome Powell said the central bank had changed how it viewed the trade-off between lower unemployment and higher inflation. Per Powell’s statement, the Fed’s new approach to setting U.S. monetary policy will entail letting inflation run higher, which could mean that interest rates remain low for an extended period. Meanwhile, in March 2020, the U.S. government passed a total of roughly $2.8 trillion in fiscal stimulus measures to aid the economy. A subsequent $900 billion stimulus package was finalized in December 2020, and a $1.9 trillion stimulus package was finalized in February 2021. Finally, the Biden administration unveiled a $2.25 trillion infrastructure spending proposal in late March 2021.

Economies outside the U.S. were also significantly impacted by the pandemic but are expected to improve in 2021. In its April 2021 World Economic Outlook Update — released after the reporting period ended — the International Monetary Fund (“IMF”) stated that it expects 2021 GDP growth in the eurozone, U.K. and Japan will be 4.4%, 5.3% and 3.3%, respectively. For comparison purposes, the GDP growth of these economies was projected to be -6.6%, -9.9% and -4.8%, respectively, in 2020.

2	PIMCO COMMODITIESPLUS® STRATEGY FUND

Against this backdrop, central banks and governments around the world took a number of aggressive actions. Looking back, in March 2020, the European Central Bank (the “ECB”) unveiled a new €750 billion bond-buying program, which was subsequently expanded by another €600 billion in June 2020. In July, the European Union agreed on a €1.8 trillion spending package to bolster its economy. In December 2020, the ECB expanded its monetary stimulus program by another €500 billion. The Bank of England reduced its key lending rate to 0.10% — a record low — in March, added £100 billion to its quantitative easing program in June and increased its bond-buying program by £150 billion to £895 billion in November. Finally, toward the end of the year, the U.K. and the European Union agreed to a long-awaited Brexit deal. Elsewhere, the Bank of Japan maintained its short-term interest rate at -0.10%, while increasing the target for its holdings of corporate bonds to ¥4.2 trillion from ¥3.2 trillion. In May 2020, the Japanese government doubled its stimulus measures with a ¥117 trillion package. Finally, in December 2020, the Bank of Japan announced a new ¥73.6 trillion stimulus package.

Short-term U.S. Treasury yields edged lower, whereas long-term yields moved sharply higher, albeit from a very low level during the reporting period. The yield on the benchmark 10-year U.S. Treasury note was 1.74% at the end of the reporting period, versus 0.70% on March 31, 2020. The Bloomberg Barclays Global Treasury Index (USD Hedged), which tracks fixed-rate, local currency government debt of investment grade countries, including both developed and emerging markets, returned -1.03%. Meanwhile, the Bloomberg Barclays Global Aggregate Credit Index (USD Hedged), a widely used index of global investment grade credit bonds, returned 7.98%. Riskier fixed income asset classes, including high yield corporate bonds and emerging market debt, produced stronger returns. The ICE BofAML Developed Markets High Yield Constrained Index (USD Hedged), a widely used index of below-investment-grade bonds, returned 23.34%, whereas emerging market external debt, as represented by the JPMorgan Emerging Markets Bond Index (EMBI) Global (USD Hedged), returned 14.29%. Emerging market local bonds, as represented by the JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged), returned 13.03%.

Despite the headwinds from the pandemic and periods of volatility, global equities produced exceptionally strong results. All told, U.S. equities, as represented by the S&P 500 Index, returned 56.35%, fueled in our view by accommodative monetary and fiscal policy and improved investor sentiment after positive COVID-19 vaccine news. Global equities, as represented by the MSCI World Index, returned 54.03%, whereas emerging market equities, as measured by the MSCI Emerging Markets Index, returned 58.39%. Meanwhile, Japanese equities, as represented by the Nikkei 225 Index (in JPY), returned 56.62%, and European equities, as represented by the MSCI Europe Index (in EUR), returned 35.32%.

ANNUAL REPORT	MARCH 31, 2021	3

Chairman’s Letter (Cont.)

Commodity prices were volatile but moved higher overall. When the reporting period began, Brent crude oil was approximately $22 a barrel but ended the reporting period at roughly $63 a barrel. We believe that oil prices rallied because producers reduced their output and investors anticipated stronger demand as global growth improved. Elsewhere, copper and gold prices also moved higher.

Finally, there were also periods of volatility in the foreign exchange markets, in our view due to fluctuating economic growth, trade conflicts and changing central bank monetary policies, along with the U.S. elections and several geopolitical events. The U.S. dollar weakened against several major currencies. For example, the U.S. dollar returned -6.34% and -10.97% versus the euro and the British pound, respectively. However, the U.S. dollar appreciated 2.87% versus the Japanese yen.

Thank you for the assets you have placed with us. We deeply value your trust, and we will continue to work diligently to meet your broad investment needs. For any questions regarding your PIMCO Funds investments, please contact your account manager or call one of our shareholder associates at (888) 87-PIMCO. We also invite you to visit our website at pimco.com to learn more about our viewpoints.

Stay safe and healthy, Peter G. Strelow Chairman of the Board PIMCO Funds

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income distributions and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an unmanaged index.

4	PIMCO COMMODITIESPLUS® STRATEGY FUND

Important Information About the PIMCO CommoditiesPLUS® Strategy Fund

PIMCO Funds (the “Trust”) is an open-end management investment company that includes the PIMCO CommoditiesPLUS® Strategy Fund (the “Fund”).

The Fund is intended for long-term investors and an investment in the Fund should be no more than a small part of a typical diversified portfolio. The Fund’s share price is expected to be more volatile than that of other funds. The Fund may invest directly or indirectly (through investment in a wholly-owned subsidiary) in commodity-linked derivative instruments and/or notes which may subject the Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments and/or notes may be affected by overall market movements, changes in interest rates, and other factors affecting the value of a particular industry or commodity, such as weather, disease, embargoes, and international economic, political and regulatory developments, as well as the trading activity of speculators and arbitrageurs in the underlying commodities.

We believe that bond funds have an important role to play in a well-diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed income securities and other instruments held by the Fund are likely to decrease in value. A wide variety of factors can cause interest rates or yields of U.S. Treasury securities (or yields of other types of bonds) to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). In addition, changes in interest rates can be sudden and unpredictable, and there is no guarantee that Fund management will anticipate such movement accurately. The Fund may lose money as a result of movements in interest rates.

As of the date of this report, interest rates in the United States and many parts of the world, including certain European countries, are at or near historically low levels. Thus, bond funds currently face a heightened level of risk associated with rising interest rates and/or bond yields. This could be driven by a variety of factors, including but not limited to central bank monetary policies, changing inflation or real growth rates, general economic conditions, increasing bond issuances or reduced market demand for low yielding investments. Further, while bond markets have steadily grown over the past three decades, dealer inventories of corporate bonds are near historic lows in relation to market size. As a result, there has been a significant reduction in the ability of dealers to “make markets.”

Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets, or negatively impact the Fund’s performance or cause the Fund to incur losses. As a result, the Fund may experience increased shareholder redemptions, which, among other things, could further reduce the net assets of the Fund.

The Fund may be subject to various risks as described in the Fund’s prospectus and in the Principal and Other Risks in the Notes to Financial Statements.

Classifications of Fund portfolio holdings in this report are made according to financial reporting standards. The classification of a particular portfolio holding as shown in the Allocation Breakdown and Schedule of Investments sections of this report may differ from the classification used for the Fund’s compliance calculations, including those used in the Fund’s prospectus, investment objectives, regulatory, and other investment limitations and policies, which may be based on different asset class, sector or geographical classifications. The Fund is separately monitored for compliance with respect to prospectus and regulatory requirements.

ANNUAL REPORT	MARCH 31, 2021	5

Important Information About the PIMCO CommoditiesPLUS® Strategy Fund (Cont.)

The geographical classification of foreign (non-U.S.) securities in this report, if any, are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

Beginning in January 2020, global financial markets have experienced and may continue to experience significant volatility resulting from the spread of a novel coronavirus known as COVID-19. The outbreak of COVID-19 has resulted in travel and border restrictions, quarantines, supply chain disruptions, lower consumer demand and general market uncertainty. The effects of COVID-19 have and may continue to adversely affect the global economy, the economies of certain nations and individual issuers, all of which may negatively impact of the Fund’s performance. In addition, COVID-19 and governmental responses to COVID-19 may negatively impact the capabilities of the Fund’s service providers and disrupt the Fund’s operations.

The United States’ enforcement of restrictions on U.S. investments in certain issuers and tariffs on goods from other countries, each with a focus on China, has contributed to international trade tensions and may impact portfolio securities.

The United Kingdom’s withdrawal from the European Union may impact Fund returns. The withdrawal may cause substantial volatility in foreign exchange markets, lead to weakness in the exchange rate of the British pound, result in a sustained period of market uncertainty, and destabilize some or all of the other European Union member countries and/or the Eurozone.

The Fund may invest in certain instruments that rely in some fashion upon the London Interbank Offered Rate (“LIBOR”). LIBOR is an average interest rate, determined by the ICE Benchmark Administration, that banks charge one another for the use of short-term money. The United Kingdom’s Financial Conduct Authority, which regulates LIBOR, has announced plans to ultimately phase out the use of LIBOR. There remains uncertainty regarding future utilization of LIBOR and the nature of any replacement rate (e.g., the Secured Overnight Financing Rate, which in intended to replace U.S. dollar LIBOR and measures the cost of overnight borrowings through repurchase agreement transactions collateralized with U.S. Treasury securities). Any potential effects of the transition away from LIBOR on the Fund or on certain instruments in which the Fund invests can be difficult to ascertain, and they may vary depending on a variety of factors. The transition may also result in a reduction in the value of certain instruments held by the Fund or a reduction in the effectiveness of related Fund transactions such as hedges. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses to the Fund.

On the Fund Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that any dividend and capital gain distributions were reinvested. The Cumulative Returns chart and Average Annual Total Return table reflect any sales load that would have applied at the time of purchase or any Contingent Deferred Sales Charge (“CDSC”) that would have applied if a full redemption occurred on the last business day of the period shown in the Cumulative Returns chart. Class A shares are subject to an initial sales charge. A CDSC may be imposed in certain circumstances on Class A shares that are purchased without an initial sales charge and then redeemed during the first 12 months after purchase. Class C shares are subject to a 1% CDSC, which may apply in the first year. The Cumulative Returns chart reflects only Institutional Class performance. Performance for I-2, I-3, Class A and Class C shares, if applicable, is typically lower than Institutional Class performance due to the lower expenses paid by Institutional Class shares. Performance shown is net of fees and expenses. The minimum initial investment amount for Institutional Class, I-2 and I-3 shares is $1,000,000. The minimum initial investment amount for Class A and Class C shares is $1,000. The Fund measures its performance

6	PIMCO COMMODITIESPLUS® STRATEGY FUND

against at least one broad-based securities market index (“benchmark index”) and a Lipper Average, which is calculated by Lipper, Inc. (“Lipper”), a Thomson Reuters company, and represents the total return performance average of funds that are tracked by Lipper that have the same fund classification. Benchmark indexes do not take into account fees, expenses or taxes. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. There is no assurance that the Fund, even if the Fund has experienced high or unusual performance for one or more periods, will experience similar levels of performance in the future. High performance is defined as a significant increase in either 1) the Fund’s total return in excess of that of the Fund’s benchmark between reporting periods or 2) the Fund’s total return in excess of the Fund’s historical returns between reporting periods. Unusual performance is defined as a significant change in the Fund’s performance as compared to one or more previous reporting periods. Historical performance for the Fund or a share class thereof may have been positively impacted by fee waivers or expense limitations in place during some or all of the periods shown, if applicable. Future performance (including total return or yield) and distributions may be negatively impacted by the expirations or reduction of any such fee waivers or expense limitations.

The following table discloses the inception dates of the Fund and its respective share classes along with the Fund’s diversification status as of period end:

Fund Name	Fund Inception	Institutional Class	I-2	I-3	Administrative Class	Class A	Class C	Diversification Status
PIMCO CommoditiesPLUS® Strategy Fund	05/28/10	05/28/10	05/28/10	04/27/18	—	05/28/10	05/28/10	Non-diversified

An investment in the Fund is not a bank deposit and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Fund.

The Trustees are responsible generally for overseeing the management of the Trust. The Trustees authorize the Trust to enter into service agreements with the Adviser, the Distributor, the Administrator and other service providers in order to provide, and in some cases authorize service providers to procure through other parties, necessary or desirable services on behalf of the Trust and the Fund. Shareholders are not parties to or third-party beneficiaries of such service agreements. Neither this Fund’s prospectus nor summary prospectus, the Trust’s Statement of Additional Information (“SAI”), any contracts filed as exhibits to the Trust’s registration statement, nor any other communications, disclosure documents or regulatory filings (including this report) from or on behalf of the Trust or the Fund creates a contract between or among any shareholder of the Fund, on the one hand, and the Trust, the Fund, a service provider to the Trust or the Fund, and/or the Trustees or officers of the Trust, on the other hand. The Trustees (or the Trust and its officers, service providers or other delegates acting under authority of the Trustees) may amend the most recent prospectus or use a new prospectus, summary prospectus or SAI with respect to the Fund or the Trust, and/or amend, file and/or issue any other communications, disclosure documents or regulatory filings, and may amend or enter into any contracts to which the Trust or the Fund is a party, and interpret the investment objective(s), policies, restrictions and contractual provisions applicable to the Fund, without shareholder input or approval, except in circumstances in which shareholder approval is specifically required by law (such as changes to fundamental investment policies) or where a shareholder approval requirement is specifically disclosed in the Trust’s then-current prospectus or SAI.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been

ANNUAL REPORT	MARCH 31, 2021	7

Important Information About the PIMCO CommoditiesPLUS® Strategy Fund (Cont.)

adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Fund. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Fund, and information about how the Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30th, are available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Fund’s website at www.pimco.com, and on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Fund files portfolio holdings information with the SEC on Form N-PORT within 60 days of the end of each fiscal quarter. The Fund’s complete schedule of securities holdings as of the end of each fiscal quarter will be made available to the public on the SEC’s website at www.sec.gov and on PIMCO’s website at www.pimco.com, and will be made available, upon request by calling PIMCO at (888) 87-PIMCO.

The SEC has adopted a rule that allows obligation to deliver shareholder reports to investors by providing access to such reports online free of charge and by mailing a notice that the report is electronically available. Pursuant to the rule, investors may elect to receive all future reports in paper free of charge by contacting their financial intermediary or, if invested directly with the Fund, investors can inform the Fund by calling 888.877.4626. Any election to receive reports in paper will apply to all funds held with the fund complex if invested directly with the Fund or to all funds held in the investor’s account if invested through a financial intermediary.

In August 2020, the SEC proposed changes to the mutual fund and ETF shareholder report and registration statement disclosure requirements and the registered fund advertising rules, which, if adopted, will change the disclosures provided to shareholders.

In October 2020, the SEC adopted a rule related to the use of derivatives, short sales, reverse repurchase agreements and certain other transactions by registered investment companies that rescinds and withdraws the guidance of the SEC and its staff regarding asset segregation and cover transactions. Subject to certain exceptions, and after an eighteen-month transition period, the rule requires funds to trade derivatives and other transactions that create future payment or delivery obligations (except reverse repurchase agreements and similar financing transactions) subject to a value-at-risk leverage limit, certain derivatives risk management program and reporting requirements. These requirements may limit the ability of the Fund to use derivatives and reverse repurchase agreements and similar financing transactions as part of its investment strategies and may increase the cost of the Fund’s investments and cost of doing business, which could adversely affect investors.

In October 2020, the SEC adopted a rule regarding the ability of a fund to invest in other funds. The rule allows a fund to acquire shares of another fund in excess of certain limitations currently imposed by the Investment Company Act of 1940 (the “Act”) without obtaining individual exemptive relief from the SEC, subject to certain conditions. The rule also included the rescission of certain exemptive relief from the SEC and guidance from the SEC staff for funds to invest in other funds. The impact that these changes may have on the Fund is uncertain.

In December 2020, the SEC adopted a rule addressing fair valuation of fund investments. The new rule sets forth requirements for good faith determinations of fair value as well as for the performance of fair value determinations, including related oversight and reporting obligations. The new rule also defines “readily available market quotations” for purposes of the definition of “value” under the Act, and the SEC noted that this definition will apply in all contexts under the Act. The SEC adopted an eighteen-month transition period beginning from the effective date for both the new rule and the associated new recordkeeping requirements. The impact of the new rule on the Fund is uncertain at this time.

8	PIMCO COMMODITIESPLUS® STRATEGY FUND

(THIS PAGE INTENTIONALLY LEFT BLANK)

ANNUAL REPORT	MARCH 31, 2021	9

PIMCO CommoditiesPLUS® Strategy Fund

Cumulative Returns Through March 31, 2021

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Average Annual Total Return for the period ended March 31, 2021

	1 Year	5 Years	10 Years	Fund Inception (05/28/10)
PIMCO CommoditiesPLUS® Strategy Fund Institutional Class	71.97%	7.65%	(3.63)%	0.10%
PIMCO CommoditiesPLUS® Strategy Fund I-2	71.87%	7.54%	(3.73)%	(0.01)%
PIMCO CommoditiesPLUS® Strategy Fund I-3	71.47%	7.47%	(3.78)%	(0.06)%
PIMCO CommoditiesPLUS® Strategy Fund Class A	71.06%	7.17%	(4.08)%	(0.38)%
PIMCO CommoditiesPLUS® Strategy Fund Class A (adjusted)	61.59%	5.96%	(4.62)%	(0.89)%
PIMCO CommoditiesPLUS® Strategy Fund Class C	70.23%	6.38%	(4.79)%	(1.11)%
PIMCO CommoditiesPLUS® Strategy Fund Class C (adjusted)	69.23%	6.38%	(4.79)%	(1.11)%
Credit Suisse Commodity Benchmark	63.46%	6.60%	(4.72)%	(1.24)%
Lipper Commodities General Funds Average	42.28%	3.00%	(6.07)%	(3.39)%♦

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

♦ Average annual total return since 05/31/2010.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares and 1.00% CDSC on Class C shares. For performance current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

For periods prior to the inception date of a share class launched subsequent to the Fund’s inception date, the performance information shown is adjusted for the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by each respective share class.

The Fund’s total annual operating expense ratio in effect as of period end, which includes the Acquired Fund Fees and Expenses (Commodity Subsidiary expenses), were 1.01% for the Institutional Class shares, 1.11% for I-2 shares, 1.21% for I-3 shares, 1.46% for Class A shares and 2.21% for Class C shares. Details regarding any changes in the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

10	PIMCO COMMODITIESPLUS® STRATEGY FUND

Institutional Class - PCLIX	Class A - PCLAX	Class C - PCPCX
I-2 - PCLPX	I-3 - PCLNX

Allocation Breakdown as of March 31, 2021†§

Short-Term Instruments‡	62.1%
U.S. Government Agencies	13.1%
Commodities	8.6%
U.S. Treasury Obligations	7.1%
Corporate Bonds & Notes	3.4%
Asset-Backed Securities	2.4%
Sovereign Issues	1.8%
Non-Agency Mortgage-Backed Securities	1.5%

†	% of Investments, at value.
§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.
‡	Includes Central Funds Used for Cash Management Purposes.

Investment Objective and Strategy Overview

PIMCO CommoditiesPLUS® Strategy Fund seeks total return which exceeds that of its benchmark consistent with prudent investment management, by investing under normal circumstances in commodity-linked derivative instruments backed by an actively managed, low volatility portfolio of Fixed Income Instruments. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The Fund invests in commodity-linked derivative instruments, including swap agreements, futures, options on futures, commodity index-linked notes and commodity options that provide exposure to the investment returns of the commodities futures markets. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following affected performance (on a gross basis) during the reporting period:

»	Exposure to broad commodities contributed to absolute performance as broad commodities, as measured by the Credit Suisse Commodity Benchmark Index, posted gains.

»	Overweight exposure to petroleum products, including gasoline, contributed to relative performance, as these commodities outperformed broader commodities.

»	Overweight exposure to non-Agency mortgage-backed securities (“MBS”) contributed to relative performance, as these securities posted positive returns.
»

Overweight exposure to U.S. breakeven inflation (“BEI”) spreads (or the yield differential between U.S. nominal Treasuries and like-maturity U.S. Treasury Inflation Protected Securities contributed to relative performance, as U.S. BEI spreads widened.

»	Overweight exposure to investment grade corporate credit also contributed to relative performance, as spreads tightened.

»	Overweight exposure to Agency MBS contributed to relative performance, as these securities posted positive returns.

»	There were no material detractors for this Fund.

ANNUAL REPORT	MARCH 31, 2021	11

Expense Example PIMCO CommoditiesPLUS® Strategy Fund (Consolidated)

Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and exchange fees and (2) ongoing costs, including investment advisory fees, supervisory and administrative fees, distribution and/or service (12b-1) fees (if applicable), and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for all Funds and share classes is from October 1, 2020 to March 31, 2021 unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the appropriate row for your share class, in the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any Acquired Fund Fees and Expenses or transactional costs, such as sales charges (loads) on purchase payments and exchange fees, if any. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the investment advisory fees and supervisory and administrative fees, such as fees and expenses of the independent trustees and their counsel, extraordinary expenses and interest expense.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (10/01/20)	Ending Account Value (03/31/21)	Expenses Paid During Period*	Beginning Account Value (10/01/20)	Ending Account Value (03/31/21)	Expenses Paid During Period*	Net Annualized Expense Ratio**
Institutional Class	$1,000.00	$1,322.80	$4.29	$1,000.00	$1,021.24	$3.73	0.74%
I-2	1,000.00	1,323.80	4.87	1,000.00	1,020.74	4.23	0.84
I-3	1,000.00	1,321.00	5.15	1,000.00	1,020.49	4.48	0.89
Class A	1,000.00	1,319.80	6.88	1,000.00	1,019.00	5.99	1.19
Class C	1,000.00	1,316.60	11.20	1,000.00	1,015.26	9.75	1.94

* Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

** Net Annualized Expense Ratio is reflective of any applicable contractual fee waivers and/or expense reimbursements or voluntary fee waivers. Details regarding fee waivers, if any, can be found in Note 9, Fees and Expenses, in the Notes to Financial Statements.

12	PIMCO COMMODITIESPLUS® STRATEGY FUND

Benchmark Descriptions

Index*	Benchmark Description

Credit Suisse Commodity Benchmark	The Credit Suisse Commodity Benchmark is an unmanaged index composed of futures contracts on a number of physical commodities. The objective of the benchmark is to gain exposure to the broad commodity universe while maintaining sufficient liquidity. Commodities were chosen based on world production levels, sufficient open interest, and volume of trading. The index is designed to be a highly liquid and diversified benchmark for commodities as an asset class.

*	It is not possible to invest directly in an unmanaged index.

ANNUAL REPORT	MARCH 31, 2021	13

Financial Highlights PIMCO CommoditiesPLUS® Strategy Fund (Consolidated)

		Investment Operations			Less Distributions(c)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period(a)	Net Investment Income (Loss)(b)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Total

Institutional Class

03/31/2021~	$6.58	$0.01	$4.71	$4.72	$(0.04)	$0.00	$(0.04)

03/31/2020~	10.86	0.16	(4.18)	(4.02)	(0.26)	0.00	(0.26)

03/31/2019~	12.90	0.20	(0.44)	(0.24)	(1.80)	0.00	(1.80)

03/31/2018~	12.50	0.16	1.78	1.94	(1.54)	0.00	(1.54)

03/31/2017~	10.74	0.14	1.68	1.82	(0.06)	0.00	(0.06)

I-2

03/31/2021~	6.54	(0.01)	4.70	4.69	(0.04)	0.00	(0.04)

03/31/2020~	10.80	0.16	(4.18)	(4.02)	(0.24)	0.00	(0.24)

03/31/2019~	12.84	0.18	(0.44)	(0.26)	(1.78)	0.00	(1.78)

03/31/2018~	12.46	0.14	1.78	1.92	(1.54)	0.00	(1.54)

03/31/2017~	10.70	0.14	1.68	1.82	(0.06)	0.00	(0.06)

I-3

03/31/2021~	6.54	(0.01)	4.67	4.66	(0.03)	0.00	(0.03)

03/31/2020~	10.78	0.16	(4.16)	(4.00)	(0.24)	0.00	(0.24)

04/27/2018 - 03/31/2019~	13.32	0.16	(0.90)	(0.74)	(1.80)	0.00	(1.80)

Class A

03/31/2021~	6.48	(0.04)	4.64	4.60	(0.02)	0.00	(0.02)

03/31/2020~	10.68	0.12	(4.12)	(4.00)	(0.20)	0.00	(0.20)

03/31/2019~	12.72	0.16	(0.46)	(0.30)	(1.74)	0.00	(1.74)

03/31/2018~	12.34	0.10	1.76	1.86	(1.48)	0.00	(1.48)

03/31/2017~	10.62	0.08	1.66	1.74	(0.02)	0.00	(0.02)

Class C

03/31/2021~	6.16	(0.09)	4.41	4.32	(0.00)	0.00	(0.00)

03/31/2020~	10.18	0.04	(3.92)	(3.88)	(0.14)	0.00	(0.14)

03/31/2019~	12.22	0.06	(0.42)	(0.36)	(1.68)	0.00	(1.68)

03/31/2018~	11.96	0.02	1.68	1.70	(1.44)	0.00	(1.44)

03/31/2017~	10.34	(0.00)	1.62	1.62	(0.00)	0.00	(0.00)

^	A zero balance may reflect actual amounts rounding to less than $0.01 or 0.01%.
*	Annualized
~	A one for two reverse share split, effective March 26, 2021, has been retroactively applied. See Note 14 in the Notes to Financial Statements.
(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Fund.
(b)	Per share amounts based on average number of shares outstanding during the year or period.
(c)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

(d)

Ratios shown do not include expenses of the investment companies in which a Fund may invest. See Note 9, Fees and Expenses, in the Notes to Financial Statements for more information regarding the expenses and any applicable fee waivers associated with these investments.

(e)	Effective October 1, 2016, the Class’s supervisory and administrative fee was decreased by 0.05% to an annual rate of 0.45%.

14	PIMCO COMMODITIESPLUS® STRATEGY FUND	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets(d)
Net Asset Value End of Year or Period(a)	Total Return(a)	Net Assets End of Year or Period (000s)	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expense		Expenses Excluding Interest Expense and Waivers		Net Investment Income (Loss)	Portfolio Turnover Rate

$ 11.26	71.97%	$ 1,394,694	0.74%		0.97%		0.74%		0.97%		0.08%	560%

6.58	(37.85)	1,685,272	0.78		1.01		0.74		0.97		1.65	514

10.86	(1.65)	1,894,616	0.81		1.01		0.74		0.94		1.73	322

12.90	17.51	2,899,059	0.77		0.96		0.74		0.93		1.33	105

12.50	17.05	2,072,343	0.75		0.92		0.74		0.91		1.20	211

11.19	71.87	1,125,181	0.84		1.07		0.84		1.07		(0.06)	560

6.54	(37.94)	519,367	0.88		1.11		0.84		1.07		1.55	514

10.80	(1.75)	695,533	0.91		1.11		0.84		1.04		1.60	322

12.84	17.30	423,647	0.87		1.06		0.84		1.03		1.21	105

12.46	16.99	152,612	0.85		1.02		0.84		1.01		1.12	211

11.17	71.47	22,592	0.89		1.17		0.89		1.17		(0.10)	560

6.54	(37.85)	13,977	0.93		1.21		0.89		1.17		1.51	514

10.78	(5.40)	22,023	0.96	*	1.21*		0.89	*	1.14	*	1.56 *	322

11.06	71.06	92,269	1.19		1.42		1.19		1.42		(0.40)	560

6.48	(38.03)	54,682	1.23		1.46		1.19		1.42		1.23	514

10.68	(2.14)	103,029	1.26		1.46		1.19		1.39		1.30	322

12.72	17.07	140,771	1.22		1.41		1.19		1.38		0.89	105

12.34	16.41	46,231	1.23	(e)	1.40(e)		1.22	(e)	1.39	(e)	0.73	211

10.48	70.23	4,976	1.94		2.17		1.94		2.17		(1.14)	560

6.16	(38.61)	4,717	1.98		2.21		1.94		2.17		0.49	514

10.18	(2.88)	11,991	2.01		2.21		1.94		2.14		0.53	322

12.22	16.04	12,340	1.97		2.16		1.94		2.13		0.13	105

11.96	15.67	9,766	1.98	(e)	2.15	(e)	1.97	(e)	2.14	(e)	(0.02)	211

ANNUAL REPORT	MARCH 31, 2021	15

Consolidated Statement of Assets and Liabilities PIMCO CommoditiesPLUS® Strategy Fund

(Amounts in thousands†, except per share amounts)

Assets:

Investments, at value
Investments in securities*	$2,339,708
Investments in Affiliates	1,050,521

Financial Derivative Instruments
Exchange-traded or centrally cleared	13,578
Over the counter	29,034
Cash	1
Deposits with counterparty	5,067
Foreign currency, at value	2,598
Receivable for investments sold	13,100
Receivable for investments sold on a delayed-delivery basis	577
Receivable for TBA investments sold	324,585
Receivable for Fund shares sold	2,366
Interest and/or dividends receivable	1,922
Dividends receivable from Affiliates	440
Reimbursement receivable from PIMCO	479

Total Assets	3,783,976

Liabilities:

Borrowings & Other Financing Transactions
Payable for short sales	$74,648

Financial Derivative Instruments
Exchange-traded or centrally cleared	19,124
Over the counter	149,594
Payable for investments purchased	164,923
Payable for investments in Affiliates purchased	440
Payable for investments purchased on a delayed-delivery basis	266
Payable for TBA investments purchased	723,816
Deposits from counterparty	6,120
Payable for Fund shares redeemed	3,027
Accrued investment advisory fees	1,457
Accrued supervisory and administrative fees	825
Accrued distribution fees	3
Accrued servicing fees	21

Total Liabilities	1,144,264

Net Assets	$2,639,712

Net Assets Consist of:

Paid in capital	$1,386,424
Distributable earnings (accumulated loss)	1,253,288

Net Assets	$2,639,712

Cost of investments in securities	$2,275,854
Cost of investments in Affiliates	$1,048,219
Cost of foreign currency held	$2,292
Proceeds received on short sales	$74,819
Cost or premiums of financial derivative instruments, net	$(1,413)

* Includes repurchase agreements of:	$617,848

†	A zero balance may reflect actual amounts rounding to less than one thousand.

16	PIMCO COMMODITIESPLUS® STRATEGY FUND	See Accompanying Notes

March 31, 2021

Net Assets:

Institutional Class	$1,394,694
I-2	1,125,181
I-3	22,592
Class A	92,269
Class C	4,976

Shares Issued and Outstanding:

Institutional Class	123,862
I-2	100,523
I-3	2,022
Class A	8,344
Class C	475

Net Asset Value Per Share Outstanding:(a)

Institutional Class	$11.26
I-2	11.19
I-3	11.17
Class A	11.06
Class C	10.48

(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Fund.

ANNUAL REPORT	MARCH 31, 2021	17

Consolidated Statement of Operations PIMCO CommoditiesPLUS® Strategy Fund

Year Ended March 31, 2021
(Amounts in thousands†)

Investment Income:

Interest, net of foreign taxes*	$14,650
Dividends from Investments in Affiliates	6,853
Total Income	21,503

Expenses:

Investment advisory fees	17,421
Supervisory and administrative fees	9,454
Distribution and/or servicing fees - Administrative Class	7
Distribution fees - Class C	38
Servicing fees - Class A	185
Servicing fees - Class C	13
Trustee fees	16
Interest expense	82
Miscellaneous expense	1
Total Expenses	27,217
Waiver and/or Reimbursement by PIMCO	(6,149)
Net Expenses	21,068

Net Investment Income (Loss)	435

Net Realized Gain (Loss):

Investments in securities	42,400
Investments in Affiliates	1,082
Exchange-traded or centrally cleared financial derivative instruments	(115,441)
Over the counter financial derivative instruments	1,334,676
Short sales	(772)
Foreign currency	1,907

Net Realized Gain (Loss)	1,263,852

Net Change in Unrealized Appreciation (Depreciation):

Investments in securities	63,187
Investments in Affiliates	13,285
Exchange-traded or centrally cleared financial derivative instruments	113,742
Over the counter financial derivative instruments	(30,575)
Short sales	18
Foreign currency assets and liabilities	(37)

Net Change in Unrealized Appreciation (Depreciation)	159,620

Net Increase (Decrease) in Net Assets Resulting from Operations	$1,423,907

* Foreign tax withholdings	$9

†	A zero balance may reflect actual amounts rounding to less than one thousand.

18	PIMCO COMMODITIESPLUS® STRATEGY FUND	See Accompanying Notes

Consolidated Statements of Changes in Net Assets PIMCO CommoditiesPLUS® Strategy Fund

(Amounts in thousands†)	Year Ended March 31, 2021		Year Ended March 31, 2020

Increase (Decrease) in Net Assets from:

Operations:

Net investment income (loss)	$435		$43,306
Net realized gain (loss)	1,263,852		(1,036,959)
Net change in unrealized appreciation (depreciation)	159,620		(148,763)

Net Increase (Decrease) in Net Assets Resulting from Operations	1,423,907		(1,142,416)

Distributions to Shareholders:

From net investment income and/or net realized capital gains
Institutional Class	(9,452)		(45,463)
I-2	(3,430)		(17,042)
I-3	(64)		(477)
Administrative Class	(10	)(a)	(134)
Class A	(154)		(1,772)
Class C	(3)		(127)

Total Distributions(b)	(13,113)		(65,015)

Fund Share Transactions:

Net increase (decrease) resulting from Fund share transactions*	(1,051,950)		751,634

Total Increase (Decrease) in Net Assets	358,844		(455,797)

Net Assets:

Beginning of year	2,280,868		2,736,665
End of year	$2,639,712		$2,280,868

†	A zero balance may reflect actual amounts rounding to less than one thousand.
*	See Note 14, Shares of Beneficial Interest, in the Notes to Financial Statements.
(a)	Administrative Class Shares liquidated at the close of business on March 12, 2021.
(b)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

ANNUAL REPORT	MARCH 31, 2021	19

Consolidated Schedule of Investments PIMCO CommoditiesPLUS® Strategy Fund

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 88.6%

CORPORATE BONDS & NOTES 4.4%

BANKING & FINANCE 1.8%

Ally Financial, Inc.
4.250% due 04/15/2021		$2,047	$2,049
8.000% due 11/01/2031		1,424	1,986

Avolon Holdings Funding Ltd.
5.500% due 01/15/2023		52	55

Banca Monte dei Paschi di Siena SpA
5.375% due 01/18/2028 •	EUR	500	519

Cooperatieve Rabobank UA
6.625% due 06/29/2021 •(f)(g)		200	238

Deutsche Bank AG
4.250% due 10/14/2021		$4,805	4,895

Ford Motor Credit Co. LLC
1.104% (US0003M + 0.880%) due 10/12/2021 ~		4,894	4,871

General Motors Financial Co., Inc.
1.075% (US0003M + 0.850%) due 04/09/2021 ~		5,695	5,696

Lloyds Banking Group PLC
0.987% (US0003M + 0.800%) due 06/21/2021 ~		4,538	4,545

Natwest Group PLC
1.751% (US0003M + 1.550%) due 06/25/2024 ~		3,203	3,273
4.519% due 06/25/2024 •		2,047	2,211
8.625% due 08/15/2021 •(f)(g)		730	749

Park Aerospace Holdings Ltd.
5.250% due 08/15/2022		178	187

UBS Group AG
2.014% due 04/14/2021 •		16,284	16,291

			47,565

INDUSTRIALS 2.1%

AbbVie, Inc.
5.000% due 12/15/2021		3,203	3,267

Bayer U.S. Finance LLC
3.000% due 10/08/2021		1,300	1,317

Bristol-Myers Squibb Co.
3.250% due 08/15/2022		178	185

Charter Communications Operating LLC
4.464% due 07/23/2022		2,661	2,776

Danone S.A.
2.077% due 11/02/2021		4,449	4,489

Delta Air Lines, Inc.
3.625% due 03/15/2022		4,894	4,949

ERAC USA Finance LLC
2.600% due 12/01/2021		712	721

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

GATX Corp.
0.915% (US0003M + 0.720%) due 11/05/2021 ~	$6,407	$6,429

Heathrow Funding Ltd.
4.875% due 07/15/2023	150	151

Hewlett Packard Enterprise Co.
0.958% (US0003M + 0.720%) due 10/05/2021 ~	10,945	10,947

Imperial Brands Finance PLC
3.750% due 07/21/2022	200	207

JT International Financial Services BV
3.500% due 09/28/2023	200	214

Komatsu Finance America, Inc.
2.437% due 09/11/2022	1,780	1,830

McDonald’s Corp.
0.649% (US0003M + 0.430%) due 10/28/2021 ~	8,098	8,117

Microchip Technology, Inc.
3.922% due 06/01/2021	89	89

Sabine Pass Liquefaction LLC
5.750% due 05/15/2024	100	113

Sprint Spectrum Co. LLC
3.360% due 03/20/2023	501	505

Syngenta Finance NV
3.933% due 04/23/2021	300	301

Time Warner Cable LLC
4.000% due 09/01/2021	1,513	1,521

Toyota Industries Corp.
3.110% due 03/12/2022	200	205

TransCanada PipeLines Ltd.
3.750% due 10/16/2023	89	95

Utah Acquisition Sub, Inc.
3.150% due 06/15/2021	5,962	5,981

		54,409

SPECIALTY FINANCE 0.1%

Lloyds Banking Group PLC
3.870% due 09/02/2021 (h)	1,726	1,729

UTILITIES 0.4%

AT&T, Inc.
2.550% due 12/01/2033	378	359

British Transco International Finance BV
0.000% due 11/04/2021 (d)	530	529

Duke Energy Corp.
0.698% (US0003M + 0.500%) due 05/14/2021 ~	7,386	7,390

Sprint Corp.
7.250% due 09/15/2021	801	822

20	PIMCO COMMODITIESPLUS® STRATEGY FUND	See Accompanying Notes

March 31, 2021

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Verizon Communications, Inc.
3.376% due 02/15/2025	$349	$379
4.016% due 12/03/2029	2,302	2,577

		12,056

Total Corporate Bonds & Notes (Cost $114,359)		115,759

U.S. GOVERNMENT AGENCIES 16.9%

Fannie Mae
0.539% due 10/25/2036 •	18	18
0.559% due 08/25/2037 •	624	631
2.125% due 04/24/2026 (k)	5,695	6,025
2.581% due 05/01/2038 •	3,304	3,495

Freddie Mac
0.486% due 07/15/2036 •	230	232
0.556% due 05/15/2032 - 09/15/2042 •	1,748	1,765
0.706% due 12/15/2037 •	191	195
0.726% due 10/15/2037 •	464	471

Ginnie Mae
0.389% due 10/16/2053 ~(a)	1,456	9
0.415% due 10/20/2043 •	3,722	3,716
0.599% due 08/20/2068 •	4,022	3,986

Small Business Administration
4.840% due 05/01/2025	45	48
4.990% due 09/01/2024	42	44
5.160% due 02/01/2028	31	34
5.310% due 05/01/2027	69	74
5.510% due 11/01/2027	28	31
5.820% due 06/01/2026	44	48
5.870% due 07/01/2028	23	25
6.020% due 08/01/2028	14	16
6.770% due 11/01/2028	59	66

Uniform Mortgage-Backed Security
3.500% due 02/01/2045 - 03/01/2048	7,342	7,791

Uniform Mortgage-Backed Security, TBA
3.500% due 04/01/2051 - 05/01/2051	78,300	82,744
4.000% due 04/01/2051 - 05/01/2051	311,700	334,444

Total U.S. Government Agencies (Cost $446,520)		445,908

U.S. TREASURY OBLIGATIONS 9.0%

U.S. Treasury Bonds
3.000% due 05/15/2045 (m)	2,010	2,241

U.S. Treasury Inflation Protected Securities (e)
0.125% due 04/15/2022	96	98
0.125% due 07/15/2026	4,498	4,918
0.250% due 07/15/2029 (k)(m)	1,021	1,125

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.375% due 07/15/2023 (m)	$303	$325
0.375% due 07/15/2025 (k)(m)	22,940	25,282
0.375% due 01/15/2027 (m)	162	179
0.375% due 07/15/2027	10,523	11,677
0.500% due 01/15/2028	6,463	7,202
0.625% due 07/15/2021 (k)(m)	1,393	1,415
0.750% due 02/15/2042	6,272	7,262
0.875% due 02/15/2047	1,803	2,175
1.000% due 02/15/2049	3,884	4,873
1.375% due 02/15/2044 (k)	3,434	4,494
1.375% due 02/15/2044	8,458	11,069
1.750% due 01/15/2028	101	122
2.125% due 02/15/2040	1,260	1,809
2.125% due 02/15/2041	112	163
2.500% due 01/15/2029 (k)(m)	32,100	41,097
3.375% due 04/15/2032	1,071	1,562
3.875% due 04/15/2029	2,242	3,148

U.S. Treasury Notes
1.625% due 05/15/2026	25,577	26,422
2.000% due 02/15/2025	33,704	35,509
2.750% due 02/15/2024	42,010	44,940

Total U.S. Treasury Obligations (Cost $217,317)		239,107

NON-AGENCY MORTGAGE-BACKED SECURITIES 2.0%

Adjustable Rate Mortgage Trust
3.609% due 07/25/2035 ~	112	116

American Home Mortgage Investment Trust
1.701% due 09/25/2045 •	1	1

Banc of America Funding Trust
3.067% due 05/20/2036 ^~	314	320

Bear Stearns Adjustable Rate Mortgage Trust
2.809% due 01/25/2035 ~	183	195

Bear Stearns ALT-A Trust
4.419% due 07/25/2035 ^~	661	567

Bear Stearns Structured Products, Inc. Trust
2.757% due 01/26/2036 ^~	71	61

Chase Mortgage Finance Trust
2.811% due 02/25/2037 ~	115	118
3.204% due 02/25/2037 ~	92	96
5.500% due 12/25/2022 ^	375	225

ChaseFlex Trust
6.300% due 06/25/2036 ^~	61	59

Chevy Chase Funding LLC Mortgage-Backed Certificates
0.882% due 01/25/2035 •	4	4

Citigroup Mortgage Loan Trust
2.520% due 11/25/2035 •	72	70

Countrywide Alternative Loan Trust
6.000% due 03/25/2037 ^	6,378	3,812
6.500% due 09/25/2037 ^	1,516	918

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2021	21

Consolidated Schedule of Investments PIMCO CommoditiesPLUS® Strategy Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Countrywide Home Loan Mortgage Pass-Through Trust
2.834% due 11/20/2034 ~		$302	$307
3.170% due 08/20/2035 ^~		1,551	1,539

Eurosail PLC
1.030% due 06/13/2045 •	GBP	1,543	2,129

First Horizon Alternative Mortgage Securities Trust
2.587% due 04/25/2035 ~		$247	264

GSR Mortgage Loan Trust
2.929% due 09/25/2035 ~		8	9
3.211% due 11/25/2035 ~		117	119

HarborView Mortgage Loan Trust
0.240% due 03/19/2037 •		777	718
0.315% due 12/19/2036 •		8,259	7,727
0.731% due 11/19/2035 •		641	594
0.791% due 06/20/2035 •		421	413

HomeBanc Mortgage Trust
0.769% due 10/25/2035 •		96	97

IndyMac Mortgage Loan Trust
0.529% due 07/25/2036 •		959	923
3.066% due 11/25/2035 ^~		189	178

JP Morgan Alternative Loan Trust
6.310% due 08/25/2036 ^þ		2,242	2,190

JP Morgan Mortgage Trust
2.509% due 07/25/2035 ~		54	56

JPMorgan Mortgage Trust
2.943% due 04/25/2035 ~		24	25

MASTR Adjustable Rate Mortgages Trust
3.178% due 11/21/2034 ~		135	136

Mellon Residential Funding Corp. Mortgage Pass-Through Certificates
0.846% due 09/15/2030 •		92	93

Mellon Residential Funding Corp. Mortgage Pass-Through Trust
0.586% due 06/15/2030 •		7	7

Merrill Lynch Mortgage Investors Trust
1.909% due 05/25/2036 ~		3	3
2.188% due 12/25/2034 ~		66	68
3.544% due 06/25/2035 ~		179	183

Natixis Commercial Mortgage Securities Trust
0.856% due 02/15/2033 •		3,584	3,501

Opteum Mortgage Acceptance Corp. Asset-Backed Pass-Through Certificates
0.869% due 12/25/2035 •		5,374	5,410

Residential Accredit Loans, Inc. Trust
0.469% due 06/25/2046 •		108	37
6.000% due 09/25/2036		220	207
6.000% due 09/25/2036 ^		574	542

Residential Asset Securitization Trust
6.500% due 09/25/2036 ^		7,792	4,448

Structured Adjustable Rate Mortgage Loan Trust
1.065% due 11/25/2034 •		562	550

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Structured Asset Mortgage Investments Trust
0.529% due 05/25/2036 •		$91	$79
0.790% due 05/19/2035 •		44	44

Thornburg Mortgage Securities Trust
1.579% due 03/25/2037 ^•		2,332	2,188

Towd Point Mortgage Funding PLC
1.058% due 10/20/2051 •	GBP	6,774	9,399

WaMu Mortgage Pass-Through Certificates Trust
0.849% due 11/25/2034 •		$209	212
0.849% due 01/25/2045 •		406	405
0.909% due 01/25/2045 •		255	255
2.816% due 10/25/2034 ~		39	40
2.852% due 01/25/2035 ~		42	42
3.544% due 06/25/2034 ~		35	36

Wells Fargo Mortgage-Backed Securities Trust
2.909% due 04/25/2036 ~		234	230

Total Non-Agency Mortgage-Backed Securities (Cost $52,664)			51,965

ASSET-BACKED SECURITIES 3.0%

ACE Securities Corp. Home Equity Loan Trust
0.979% due 05/25/2035 •		745	745
1.009% due 12/25/2034 •		466	455

Asset-Backed Securities Corp. Home Equity Loan Trust
0.339% due 11/25/2036 •		5,873	5,622

Atrium Corp.
1.052% due 04/22/2027 •		2,703	2,704

Babson Euro CLO BV
0.277% due 10/25/2029 •	EUR	553	648

Bear Stearns Asset-Backed Securities Trust
0.609% due 09/25/2046 •		$372	338
0.769% due 02/25/2036 •		7,641	7,075

Benefit Street Partners CLO Ltd.
1.003% due 07/18/2027 •		505	505

Carlyle Global Market Strategies Euro CLO DAC
1.200% due 09/21/2029	EUR	297	348

Catamaran CLO Ltd.
1.063% due 01/27/2028 •		$2,619	2,618

CoreVest American Finance Trust
2.968% due 10/15/2049		325	327

Countrywide Asset-Backed Certificates
1.144% due 12/25/2035 •		2,314	2,309

Countrywide Asset-Backed Certificates Trust
1.834% due 11/25/2034 •		2,519	2,530

Countrywide Asset-Backed Certificates Trust, Inc.
0.889% due 11/25/2034 •		204	203
0.964% due 08/25/2034 •		61	61

Dryden Senior Loan Fund
1.141% due 10/15/2027 •		3,523	3,525

22	PIMCO COMMODITIESPLUS® STRATEGY FUND	See Accompanying Notes

March 31, 2021

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Fremont Home Loan Trust
0.249% due 01/25/2037 •		$1,886	$1,255
0.349% due 10/25/2036 •		6,154	3,477

GSAMP Trust
0.309% due 11/25/2036 •		856	534

Halcyon Loan Advisors Funding Ltd.
1.143% due 04/20/2027 •		594	593

IndyMac Home Equity Mortgage Loan Asset-Backed Trust
1.159% due 11/25/2034 •		175	173

Jubilee CLO BV
0.258% due 12/15/2029 •	EUR	1,913	2,240

KVK CLO Ltd.
1.134% due 01/14/2028 •		$314	314

Massachusetts Educational Financing Authority
1.168% due 04/25/2038 •		572	574

Morgan Stanley ABS Capital, Inc. Trust
1.039% due 03/25/2035 •		59	60
1.144% due 07/25/2035 •		6,616	6,615

North Carolina State Education Assistance Authority
0.918% due 07/25/2039 •		3,543	3,542

OCP CLO Ltd.
1.035% due 10/26/2027 •		1,965	1,967
1.041% due 07/15/2027 •		790	790

Option One Mortgage Loan Trust
0.249% due 01/25/2037 •		2,122	1,598
0.249% due 03/25/2037 •		1,761	1,352

Park Place Securities, Inc. Asset-Backed Pass-Through Certificates
1.084% due 10/25/2034 •		16	16

Saxon Asset Securities Trust
0.419% due 09/25/2037 •		879	857

SLM Student Loan Trust
1.718% due 04/25/2023 •		1,833	1,849

Sound Point CLO Ltd.
1.114% due 01/20/2028 •		1,734	1,736

Soundview Home Loan Trust
1.059% due 10/25/2037 •		1,041	890

Structured Asset Securities Corp. Mortgage Loan Trust
1.615% due 04/25/2035 •		83	84

Sudbury Mill CLO Ltd.
1.373% due 01/17/2026 •		990	992

TICP CLO Ltd.
1.064% due 04/20/2028 •		15,397	15,386

Tralee CLO Ltd.
1.254% due 10/20/2027 •		1,227	1,227

Venture CLO Ltd.
1.121% due 07/15/2027 •		1,659	1,661

Wind River CLO Ltd.
1.111% due 10/15/2027 •		99	99

Total Asset-Backed Securities (Cost $78,462)			79,894

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SOVEREIGN ISSUES 2.2%

New Zealand Government International Bond
2.000% due 09/20/2025 (e)	NZD	3,077	$2,428

United Kingdom Gilt
1.250% due 11/22/2027 (e)	GBP	31,882	57,367

Total Sovereign Issues (Cost $54,869)			59,795

		OUNCES
COMMODITIES 11.1%
Gold Warehouse Receipts		110,634	189,588
Platinum Warehouse Receipts		9,648	11,466
Silver Warehouse Receipts		3,715,201	91,078

Total Commodities (Cost $256,562)			292,132

SHORT-TERM INSTRUMENTS 40.0%

REPURCHASE AGREEMENTS (i) 23.4%
			617,848

		PRINCIPAL AMOUNT (000S)
U.S. TREASURY BILLS 12.4%
0.061% due 04/01/2021 - 09/30/2021 (b)(c)(d)(k)(m)		$327,116	327,099

U.S. TREASURY CASH MANAGEMENT BILLS 4.2%
0.036% due 07/06/2021 - 07/20/2021 (c)(d)(m)		110,204	110,201

Total Short-Term Instruments (Cost $1,055,101)			1,055,148

Total Investments in Securities (Cost $2,275,854)			2,339,708

		SHARES
INVESTMENTS IN AFFILIATES 39.8%

SHORT-TERM INSTRUMENTS 39.8%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 39.8%

PIMCO Short Asset Portfolio		38,223,161	383,531

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2021	23

Consolidated Schedule of Investments PIMCO CommoditiesPLUS® Strategy Fund (Cont.)

	SHARES	MARKET VALUE (000S)

PIMCO Short-Term Floating NAV Portfolio III	67,646,022	$666,990

Total Short-Term Instruments (Cost $1,048,219)		1,050,521

Total Investments in Affiliates (Cost $1,048,219)		1,050,521

Total Investments 128.4% (Cost $3,324,073)		$3,390,229

Financial Derivative Instruments (j)(l) (4.8)% (Cost or Premiums, net $(1,413))		(126,106)

Other Assets and Liabilities, net (23.6)%		(624,411)

Net Assets 100.0%		$2,639,712

NOTES TO CONSOLIDATED SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
«	Security valued using significant unobservable inputs (Level 3).
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
(a)	Security is an Interest Only (“IO”) or IO Strip.
(b)	When-issued security.
(c)	Coupon represents a weighted average yield to maturity.
(d)	Zero coupon security.
(e)	Principal amount of security is adjusted for inflation.
(f)	Perpetual maturity; date shown, if applicable, represents next contractual call date.
(g)	Contingent convertible security.

(h)  RESTRICTED SECURITIES:

Issuer Description	Coupon	Maturity Date	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
Lloyds Banking Group PLC	3.870%	09/02/2021	05/22/2018	$1,726	$1,729	0.07%

24	PIMCO COMMODITIESPLUS® STRATEGY FUND	See Accompanying Notes

March 31, 2021

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(i)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
BOS	(0.050)%	03/31/2021	04/01/2021	$9,846	U.S. Treasury Inflation Protected Securities 0.125% due 07/15/2030	$(9,865)	$9,846	$9,846
	(0.040)	03/31/2021	04/01/2021	34,059	U.S. Treasury Inflation Protected Securities 0.125% due 01/15/2031	(34,108)	34,059	34,059
	0.010	04/01/2021	04/05/2021	40,400	U.S. Treasury Bonds 1.375% due 11/15/2040	(41,204)	40,400	40,400
	0.020	03/31/2021	04/01/2021	200,000	U.S. Treasury Bonds 3.375% - 4.375% due 02/15/2038 - 11/15/2048	(203,581)	200,000	200,000
	0.030	03/03/2021	04/05/2021	10,669	U.S. Treasury Inflation Protected Securities 0.750% due 07/15/2028	(10,596)	10,669	10,669
	0.030	03/26/2021	04/05/2021	150,000	U.S. Treasury Bonds 4.625% due 02/15/2040	(151,545)	150,000	150,001
BPS	0.000	03/31/2021	04/01/2021	18,700	U.S. Treasury Bonds 2.750% due 08/15/2047	(18,998)	18,700	18,700
FICC	0.000	03/31/2021	04/01/2021	40,474	U.S. Treasury Notes 0.125% - 0.500% due 02/28/2023 - 03/15/2023	(41,284)	40,474	40,474
IND	0.000	03/31/2021	04/01/2021	4,100	U.S. Treasury Bonds 3.375% due 05/15/2044	(4,168)	4,100	4,100
JPS	0.010	04/01/2021	04/05/2021	109,600	U.S. Treasury Bonds 3.000% due 11/15/2044	(111,129)	109,600	109,600

Total Repurchase Agreements						$(626,478)	$617,848	$617,849

SHORT SALES:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales(2)
U.S. Government Agencies (0.7)%
Uniform Mortgage-Backed Security, TBA	3.500%	05/01/2051	$19,000	$(20,119)	$(20,078)

U.S. Treasury Obligations (2.1)%
U.S. Treasury Inflation Protected Securities	0.125	07/15/2030	9,079	(9,840)	(9,865)
U.S. Treasury Inflation Protected Securities	0.125	01/15/2031	31,649	(34,018)	(34,109)
U.S. Treasury Inflation Protected Securities	0.750	07/15/2028	9,273	(10,842)	(10,596)

Total U.S. Treasury Obligations				(54,700)	(54,570)

Total Short Sales (2.8)%				$(74,819)	$(74,648)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2021	25

Consolidated Schedule of Investments PIMCO CommoditiesPLUS® Strategy Fund (Cont.)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of March 31, 2021:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Payable for Short Sales(2)	Total Borrowings and Other Financing Transactions	Collateral Pledged/ (Received)	Net Exposure(3)
Global/Master Repurchase Agreement
BOS	$444,975	$0	$0	$0	$444,975	$(452,557)	$(7,582)
BPS	18,700	0	0	0	18,700	(18,998)	(298)
FICC	40,474	0	0	0	40,474	(41,284)	(810)
IND	4,100	0	0	0	4,100	(4,168)	(68)
JPS	109,600	0	0	0	109,600	(111,129)	(1,529)

Master Securities Forward Transaction Agreement
BPG	0	0	0	(10,596)	(10,596)	0	(10,596)
MBC	0	0	0	(9,865)	(9,865)	0	(9,865)
UBS	0	0	0	(34,109)	(34,109)	0	(34,109)

Total Borrowings and Other Financing Transactions	$617,849	$0	$0	$(54,570)

(1)	Includes accrued interest.
(2)	Payable for short sales includes $25 of accrued interest.
(3)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

The average amount of borrowings outstanding during the period ended March 31, 2021 was $(4,883) at a weighted average interest rate of 0.159%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(j)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

PURCHASED OPTIONS:

COMMODITY OPTIONS

Description	Strike Price	Expiration Date	# of Contracts	Notional Amount	Cost	Market Value
Put - NYMEX Crude Calendar Spread August Futures	$0.300	07/19/2021	9	$9	$1	$0
Put - NYMEX Crude Calendar Spread December Futures	0.300	11/18/2021	9	9	1	1
Put - NYMEX Crude Calendar Spread July Futures	0.300	06/21/2021	9	9	0	0
Put - NYMEX Crude Calendar Spread June Futures	0.300	05/19/2021	9	9	0	0
Put - NYMEX Crude Calendar Spread May Futures	0.300	04/19/2021	9	9	0	0
Put - NYMEX Crude Calendar Spread November Futures	0.300	10/19/2021	9	9	1	1
Put - NYMEX Crude Calendar Spread October Futures	0.300	09/20/2021	9	9	1	1
Put - NYMEX Crude Calendar Spread September Futures	0.300	08/19/2021	9	9	1	0

Total Purchased Options					$5	$3

26	PIMCO COMMODITIESPLUS® STRATEGY FUND	See Accompanying Notes

March 31, 2021

WRITTEN OPTIONS:

COMMODITY OPTIONS

Description	Strike Price	Expiration Date	# of Contracts	Notional Amount	Premiums (Received)	Market Value
Call - CMX Gold December 2021 Futures	$2,500.000	11/23/2021	158	$16	$(890)	$(84)
Call - CMX Gold December 2021 Futures	4,000.000	11/23/2021	96	10	(93)	(9)
Call - CMX Gold June 2021 Futures	3,500.000	05/25/2021	84	8	(79)	(1)
Call - NYMEX Crude Calendar Spread August Futures	0.300	07/19/2021	9	9	(1)	(3)
Call - NYMEX Crude Calendar Spread December Futures	0.300	11/18/2021	9	9	(1)	(4)
Call - NYMEX Crude Calendar Spread July Futures	0.300	06/21/2021	9	9	(1)	(3)
Call - NYMEX Crude Calendar Spread June Futures	0.300	05/19/2021	9	9	(1)	(1)
Call - NYMEX Crude Calendar Spread May Futures	0.300	04/19/2021	9	9	(1)	0
Call - NYMEX Crude Calendar Spread November Futures	0.300	10/19/2021	9	9	(1)	(4)
Call - NYMEX Crude Calendar Spread October Futures	0.300	09/20/2021	9	9	(1)	(4)
Call - NYMEX Crude Calendar Spread September Futures	0.300	08/19/2021	9	9	(1)	(4)
Call - NYMEX Crude December 2021 Futures	40.000	11/16/2021	107	107	(646)	(1,938)
Call - NYMEX Crude June 2021 Futures	67.000	05/17/2021	74	74	(101)	(63)
Call - NYMEX Crude June 2021 Futures	68.000	05/17/2021	60	60	(86)	(42)
Call - NYMEX Crude June 2021 Futures	70.000	05/17/2021	156	156	(204)	(73)
Call - NYMEX Crude June 2021 Futures	71.000	05/17/2021	108	108	(154)	(42)
Put - NYMEX Natural Gas June 2021 Futures	12.000	05/26/2021	26	19	(14)	0
Put - NYMEX Natural Gas June 2021 Futures	13.000	05/26/2021	26	19	(20)	0
Call - NYMEX Natural Gas June 2021 Futures	18.000	05/26/2021	26	19	(13)	(38)
Call - NYMEX Natural Gas June 2021 Futures	19.000	05/26/2021	26	19	(9)	(27)
Put - NYMEX Natural Gas May 2021 Futures	12.000	04/26/2021	26	19	(14)	0
Put - NYMEX Natural Gas May 2021 Futures	13.000	04/26/2021	26	19	(21)	0
Call - NYMEX Natural Gas May 2021 Futures	18.000	04/26/2021	26	19	(14)	(33)
Call - NYMEX Natural Gas May 2021 Futures	19.000	04/26/2021	26	19	(9)	(20)
Put - NYMEX Natural Gas October 2021 Futures	2.500	09/27/2021	103	1,030	(136)	(126)

Total Written Options					$(2,511)	$(2,519)

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
Arabica Coffee September Futures	09/2021	3	$143	$(11)	$1	$0
Brent 1st Line April Futures	04/2021	39	(30)	0	0	0
Brent 1st Line vs. Dubai 1st Line April Futures	04/2022	13	22	7	0	0
Brent 1st Line vs. Dubai 1st Line April Futures	04/2023	42	68	17	0	0
Brent 1st Line vs. Dubai 1st Line August Futures	08/2022	13	21	6	0	0
Brent 1st Line vs. Dubai 1st Line August Futures	08/2023	42	60	9	0	0
Brent 1st Line vs. Dubai 1st Line December Futures	12/2022	13	20	5	0	0
Brent 1st Line vs. Dubai 1st Line December Futures	12/2023	42	58	7	0	0
Brent 1st Line vs. Dubai 1st Line February Futures	02/2022	13	23	8	0	0
Brent 1st Line vs. Dubai 1st Line February Futures	02/2023	42	66	14	0	0
Brent 1st Line vs. Dubai 1st Line January Futures	01/2022	13	24	8	1	0
Brent 1st Line vs. Dubai 1st Line January Futures	01/2023	42	66	15	1	0
Brent 1st Line vs. Dubai 1st Line July Futures	07/2022	13	21	6	0	0
Brent 1st Line vs. Dubai 1st Line July Futures	07/2023	42	63	11	0	0
Brent 1st Line vs. Dubai 1st Line June Futures	06/2022	13	22	6	0	0
Brent 1st Line vs. Dubai 1st Line June Futures	06/2023	42	65	13	0	0

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2021	27

Consolidated Schedule of Investments PIMCO CommoditiesPLUS® Strategy Fund (Cont.)

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
Brent 1st Line vs. Dubai 1st Line March Futures	03/2022	13	$23	$7	$0	$0
Brent 1st Line vs. Dubai 1st Line March Futures	03/2023	42	67	16	0	0
Brent 1st Line vs. Dubai 1st Line May Futures	05/2022	13	22	6	0	0
Brent 1st Line vs. Dubai 1st Line May Futures	05/2023	42	67	16	0	0
Brent 1st Line vs. Dubai 1st Line November Futures	11/2022	13	20	5	0	0
Brent 1st Line vs. Dubai 1st Line November Futures	11/2023	42	58	6	0	0
Brent 1st Line vs. Dubai 1st Line October Futures	10/2022	13	20	5	0	0
Brent 1st Line vs. Dubai 1st Line October Futures	10/2023	42	57	5	0	0
Brent 1st Line vs. Dubai 1st Line September Futures	09/2022	13	21	5	0	0
Brent 1st Line vs. Dubai 1st Line September Futures	09/2023	42	58	7	0	0
Brent Crude December Futures	10/2021	1,308	78,768	136	0	(1,334)
Brent Crude December Futures	10/2023	89	4,928	(86)	0	(59)
Brent Crude December Futures	10/2024	169	9,156	631	0	(98)
Brent Crude June Futures	04/2021	162	10,164	(484)	0	(232)
Brent Crude March Futures	01/2022	762	45,110	12,952	0	(709)
Brent Crude November Futures	09/2021	118	7,154	(161)	0	(161)
California Carbon Allowance Future Vintage December Futures	12/2021	2,910	53,835	1,357	29	0
Chicago Ethanol (Platts) December Futures	12/2021	14	970	(5)	53	0
Chicago Ethanol (Platts) July Futures	07/2021	160	12,432	1,120	655	0
Chicago Ethanol (Platts) June Futures	06/2021	101	7,986	974	424	0
Chicago Ethanol (Platts) May Futures	05/2021	143	11,486	789	601	0
Chicago Ethanol (Platts) November Futures	11/2021	14	991	15	53	0
Chicago Ethanol (Platts) October Futures	10/2021	14	1,014	39	54	0
Coal April Futures	04/2021	2	140	4	0	0
Coal August Futures	08/2021	7	504	60	2	0
Coal July Futures	07/2021	7	498	54	1	0
Coal June Futures	06/2021	2	141	4	0	0
Coal May Futures	05/2021	2	140	4	0	0
Coal September Futures	09/2021	7	512	69	2	0
Cocoa July Futures	07/2021	106	2,528	(131)	1	0
Cocoa September Futures	09/2021	5	120	(5)	0	0
Copper July Futures	07/2021	79	7,901	(113)	36	0
Corn December Futures	12/2021	377	9,001	492	471	0
Cotton No. 2 December Futures	12/2021	51	2,043	(89)	30	0
Euro-BTP Italy Government Bond June Futures	06/2021	33	5,778	3	11	(18)
Gas Oil December Futures	12/2021	756	38,821	8,677	57	0
Gas Oil June Futures	06/2021	668	34,051	2,017	0	(67)
Hard Red Winter Wheat May Futures	05/2021	453	13,041	(995)	391	0
Hard Red Winter Wheat September Futures	09/2021	46	1,354	(129)	39	0
Henry Hub Natural Gas April Futures	03/2022	133	826	(27)	1	0
Henry Hub Natural Gas August Futures	07/2022	136	855	(17)	1	0
Henry Hub Natural Gas December Futures	11/2021	40	296	28	1	0
Henry Hub Natural Gas December Futures	11/2022	136	938	46	2	0
Henry Hub Natural Gas February Futures	01/2022	129	965	122	2	0
Henry Hub Natural Gas January Futures	12/2021	136	1,037	145	1	0
Henry Hub Natural Gas July Futures	06/2022	136	853	(19)	1	0
Henry Hub Natural Gas June Futures	05/2022	133	822	(30)	1	0
Henry Hub Natural Gas March Futures	02/2022	136	958	66	2	0
Henry Hub Natural Gas May Futures	04/2022	136	830	(42)	2	0
Henry Hub Natural Gas November Futures	10/2021	40	283	15	1	0
Henry Hub Natural Gas November Futures	10/2022	133	862	(10)	1	0
Henry Hub Natural Gas October Futures	09/2021	40	276	(4)	0	0
Henry Hub Natural Gas October Futures	09/2022	136	858	(14)	1	0
Henry Hub Natural Gas September Futures	08/2022	133	831	(22)	1	0
ICE Carbon Emissions December Futures	12/2021	95	4,740	739	78	0
Iron Ore July Futures	07/2021	519	7,661	24	0	(51)
Lean Hogs October Futures	10/2021	21	714	22	5	0
Live Cattle June Futures	06/2021	41	2,016	45	11	0
Live Cattle October Futures	10/2021	9	451	1	3	0

28	PIMCO COMMODITIESPLUS® STRATEGY FUND	See Accompanying Notes

March 31, 2021

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
Mont Belvieu LDH Propane 5 Decimal (OPIS) Swap April Futures	04/2021	2	$82	$51	$2	$0
Mont Belvieu LDH Propane 5 Decimal (OPIS) Swap August Futures	08/2021	2	74	43	0	0
Mont Belvieu LDH Propane 5 Decimal (OPIS) Swap December Futures	12/2021	2	73	42	0	0
Mont Belvieu LDH Propane 5 Decimal (OPIS) Swap July Futures	07/2021	2	74	43	0	0
Mont Belvieu LDH Propane 5 Decimal (OPIS) Swap June Futures	06/2021	2	75	44	0	0
Mont Belvieu LDH Propane 5 Decimal (OPIS) Swap May Futures	05/2021	2	78	47	1	0
Mont Belvieu LDH Propane 5 Decimal (OPIS) Swap November Futures	11/2021	2	73	42	0	0
Mont Belvieu LDH Propane 5 Decimal (OPIS) Swap October Futures	10/2021	2	73	43	0	0
Mont Belvieu LDH Propane 5 Decimal (OPIS) Swap September Futures	09/2021	2	74	43	0	0
Natural Gas April Futures	03/2022	24	362	22	23	(2)
Natural Gas August Futures	07/2022	24	349	(2)	1	(8)
Natural Gas January Futures	12/2021	103	3,140	(143)	4	0
Natural Gas July Futures	06/2022	24	347	(4)	0	(10)
Natural Gas June Futures	05/2022	24	329	(11)	0	(19)
Natural Gas May Futures	04/2021	24	398	11	11	0
Natural Gas May Futures	04/2022	24	351	0	0	(6)
Natural Gas September Futures	08/2021	56	1,534	(128)	0	(1)
Natural Gas September Futures	08/2022	24	341	1	1	(5)
New York Harbor ULSD December Futures	11/2021	36	2,709	(82)	0	(29)
New York Harbor ULSD September Futures	08/2021	47	3,520	(75)	0	(42)
Nickel July Futures	07/2021	40	3,858	(178)	2	(181)
Palladium June Futures	06/2021	1	262	4	5	0
RBOB Gasoline September Futures	08/2021	84	6,648	189	0	(96)
Soybean July Futures	07/2021	159	11,351	241	557	0
Soybean Meal December Futures	12/2021	55	2,186	133	138	0
Soybean Meal July Futures	07/2021	418	17,757	718	1,033	0
Soybean November Futures	11/2021	21	1,319	28	74	0
Soybean Oil December Futures	12/2021	65	1,796	150	94	0
Soybean Oil July Futures	07/2021	3	91	1	4	0
Sugar No. 11 October Futures	09/2021	115	1,904	(61)	0	(9)
U.S. Treasury 5-Year Note June Futures	06/2021	353	43,560	(107)	0	(58)
U.S. Treasury 30-Year Bond June Futures	06/2021	126	19,479	(761)	0	(55)
Wheat September Futures	09/2021	25	772	(37)	20	0
White Sugar August Futures	07/2021	501	10,446	(613)	0	(180)
White Sugar May Futures	04/2021	23	483	(11)	0	(11)
WTI Crude December Futures	11/2021	18	1,023	(69)	0	(18)
WTI Crude December Futures	11/2022	741	39,362	1,769	0	(533)
WTI Crude June Futures	05/2021	148	8,759	2,371	0	(204)
WTI Crude June Futures	05/2022	2,275	124,488	9,727	0	(1,843)
WTI Crude June Futures	05/2023	760	39,383	(1,865)	0	(486)
WTI Crude November Futures	10/2021	522	29,905	1,296	0	(553)
WTI Crude October Futures	09/2021	448	25,876	3,022	0	(497)
WTI Houston (Argus) vs. WTI Trade August Futures	07/2021	25	33	(30)	1	0
WTI Houston (Argus) vs. WTI Trade December Futures	11/2021	25	34	(28)	0	(1)
WTI Houston (Argus) vs. WTI Trade July Futures	06/2021	25	33	(30)	2	0
WTI Houston (Argus) vs. WTI Trade June Futures	05/2021	25	31	(31)	1	0
WTI Houston (Argus) vs. WTI Trade May Futures	04/2021	25	28	(35)	0	(1)
WTI Houston (Argus) vs. WTI Trade November Futures	10/2021	25	33	(29)	0	(1)
WTI Houston (Argus) vs. WTI Trade October Futures	09/2021	25	33	(30)	0	(1)
WTI Houston (Argus) vs. WTI Trade September Futures	08/2021	25	33	(30)	0	(1)

				$44,157	$5,002	$(7,580)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2021	29

Consolidated Schedule of Investments PIMCO CommoditiesPLUS® Strategy Fund (Cont.)

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
Aluminum July Futures	07/2021	78	$(4,321)	$(6)	$13	$(19)
Arabica Coffee July Futures	07/2021	82	(3,856)	179	0	(23)
Brent Crude December Futures	10/2022	1,473	(84,197)	117	1,164	0
Brent Crude July Futures	05/2021	218	(13,584)	871	283	(22)
Brent Crude June Futures	04/2022	1,170	(68,351)	1,673	1,030	0
Brent Crude June Futures	04/2023	900	(50,634)	(4,431)	648	0
Brent Crude September Futures	07/2021	308	(18,939)	504	422	0
Call Options Strike @ USD 68.000 on Brent Crude July 2021 Futures (1)	05/2021	120	(175)	(4)	34	0
Call Options Strike @ USD 69.000 on Brent Crude July 2021 Futures (1)	05/2021	108	(131)	35	25	0
Call Options Strike @ USD 69.000 on Brent Crude June 2021 Futures (1)	04/2021	132	(77)	87	29	0
Call Options Strike @ USD 70.000 on Brent Crude July 2021 Futures (1)	05/2021	228	(226)	71	43	0
Call Options Strike @ USD 70.000 on Brent Crude June 2021 Futures (1)	04/2021	72	(31)	68	12	0
Call Options Strike @ USD 70.500 on Brent Crude June 2021 Futures (1)	04/2021	244	(90)	226	34	0
Call Options Strike @ USD 71.000 on Brent Crude June 2021 Futures (1)	04/2021	120	(38)	98	14	0
Call Options Strike @ USD 71.500 on Brent Crude June 2021 Futures (1)	04/2021	120	(32)	111	12	0
Call Options Strike @ USD 72.000 on Brent Crude June 2021 Futures (1)	04/2021	252	(58)	210	23	0
CCA Current November Futures	11/2021	33	0	0	0	0
Corn July Futures	07/2021	1,280	(35,040)	(832)	0	(1,600)
Corn May Futures	05/2021	278	(7,843)	(207)	0	(348)
Corn September Futures	09/2021	398	(9,870)	(389)	0	(498)
Euro-Bund 10-Year Bond June Futures	06/2021	62	(12,453)	13	45	(20)
Gas Oil March Futures	03/2022	332	(17,040)	(4,111)	0	(41)
Gas Oil September Futures	09/2021	222	(11,411)	(2,117)	0	0
Gold 100 oz. June Futures	06/2021	1,313	(225,258)	709	0	(3,886)
Hard Red Winter Wheat July Futures	07/2021	175	(5,090)	256	0	(149)
Lead July Futures	07/2021	35	(1,730)	(19)	0	(19)
Lean Hogs June Futures	06/2021	148	(6,234)	(826)	43	0
Mont Belvieu LDH Propane 5 Decimal (OPIS) Swap April Futures	04/2021	2	(77)	(47)	0	(1)
Mont Belvieu LDH Propane 5 Decimal (OPIS) Swap August Futures	08/2021	2	(66)	(36)	0	0
Mont Belvieu LDH Propane 5 Decimal (OPIS) Swap December Futures	12/2021	2	(65)	(36)	0	0
Mont Belvieu LDH Propane 5 Decimal (OPIS) Swap July Futures	07/2021	2	(65)	(36)	0	0
Mont Belvieu LDH Propane 5 Decimal (OPIS) Swap June Futures	06/2021	2	(67)	(37)	0	0
Mont Belvieu LDH Propane 5 Decimal (OPIS) Swap May Futures	05/2021	2	(69)	(39)	0	0
Mont Belvieu LDH Propane 5 Decimal (OPIS) Swap November Futures	11/2021	2	(66)	(36)	0	0
Mont Belvieu LDH Propane 5 Decimal (OPIS) Swap October Futures	10/2021	2	(66)	(36)	0	0
Mont Belvieu LDH Propane 5 Decimal (OPIS) Swap September Futures	09/2021	2	(66)	(36)	0	0
Natural Gas August Futures	07/2021	28	(462)	(15)	0	(14)
Natural Gas December Futures	11/2021	155	(2,756)	(346)	0	(54)
Natural Gas December Futures	11/2022	89	(1,453)	(255)	2	(18)

30	PIMCO COMMODITIESPLUS® STRATEGY FUND	See Accompanying Notes

March 31, 2021

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
Natural Gas February Futures	01/2022	174	$(2,828)	$(369)	$7	$(69)
Natural Gas January Futures	12/2021	174	(3,123)	(401)	8	(62)
Natural Gas July Futures	06/2021	28	(461)	(15)	0	(14)
Natural Gas July Futures	06/2021	67	(1,830)	58	6	0
Natural Gas June Futures	05/2021	54	(863)	(45)	0	(25)
Natural Gas June Futures	05/2021	15	(291)	(35)	0	(12)
Natural Gas March Futures	02/2022	174	(3,043)	(324)	7	(65)
Natural Gas November Futures	10/2021	155	(2,627)	(295)	3	(59)
Natural Gas November Futures	10/2022	89	(1,382)	(222)	1	(15)
Natural Gas October Futures	09/2021	155	(2,624)	(214)	21	(64)
Natural Gas October Futures	09/2021	103	(2,838)	179	1	0
Natural Gas October Futures	09/2022	89	(1,368)	(169)	0	(20)
Natural Gas September Futures	08/2021	28	(449)	(17)	0	(13)
New York Harbor ULSD June Futures	05/2021	36	(2,680)	118	33	0
Platinum July Futures	07/2021	134	(7,983)	377	0	(207)
RBOB Gasoline December Futures	11/2021	150	(10,677)	263	137	0
Silver May Futures	05/2021	741	(90,891)	12,522	0	(1,463)
Sugar No. 11 July Futures	06/2021	599	(9,909)	494	54	0
Sugar No. 11 May Futures	04/2021	23	(380)	42	4	0
U.S. Treasury 10-Year Note June Futures	06/2021	1,113	(145,733)	3,677	278	0
U.S. Treasury Ultra Long-Term Bond June Futures	06/2021	306	(55,453)	3,270	354	0
United Kingdom Long Gilt June Futures	06/2021	359	(63,146)	1,031	257	(5)
Wheat July Futures	07/2021	143	(4,403)	(57)	0	(114)
Wheat May Futures	05/2021	64	(1,978)	133	0	(52)
WTI Crude December Futures	11/2021	1,652	(93,916)	785	1,652	0
WTI Crude December Futures	11/2022	94	(4,993)	70	68	0
WTI Crude December Futures	11/2023	79	(4,016)	176	44	0
WTI Crude December Futures	11/2024	169	(8,350)	(513)	83	0
WTI Crude February Futures	01/2022	224	(12,548)	(1,386)	206	0
WTI Crude July Futures	06/2021	261	(15,407)	(564)	344	0
WTI Crude June Futures	05/2021	295	(17,458)	1,591	407	0
WTI Crude March Futures	02/2022	414	(23,039)	(1,532)	368	0
WTI Crude September Futures	08/2021	216	(12,580)	616	255	0
WTI Midland vs WTI Trade August Futures	07/2021	25	(20)	13	0	(1)
WTI Midland vs WTI Trade December Futures	11/2021	25	(20)	12	0	(1)
WTI Midland vs WTI Trade July Futures	06/2021	25	(20)	13	0	(1)
WTI Midland vs WTI Trade June Futures	05/2021	25	(16)	16	0	0
WTI Midland vs WTI Trade May Futures	04/2021	25	(14)	19	1	0
WTI Midland vs WTI Trade November Futures	10/2021	25	(20)	12	0	(1)
WTI Midland vs WTI Trade October Futures	09/2021	25	(20)	12	0	(2)
WTI Midland vs WTI Trade September Futures	08/2021	25	(20)	13	0	(1)
Zinc July Futures	07/2021	25	(1,764)	(3)	4	(8)

				$10,682	$8,479	$(8,986)

Total Futures Contracts				$54,839	$13,481	$(16,566)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2021	31

Consolidated Schedule of Investments PIMCO CommoditiesPLUS® Strategy Fund (Cont.)

SWAP AGREEMENTS:

INTEREST RATE SWAPS

Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Receive	3-Month USD-LIBOR	1.750%	Semi-Annual	12/21/2026	$	15,700	$826	$(1,381)	$(555)	$22	$0
Receive	6-Month JPY-LIBOR	1.500	Semi-Annual	12/21/2045	JPY	990	(3)	1	(2)	0	0
Receive	CPTFEMU	1.165	Maturity	12/15/2021	EUR	2,290	(27)	24	(3)	0	(4)
Receive	CPURNSA	2.069	Maturity	07/15/2022	$	3,500	(67)	83	16	0	(3)
Pay	CPURNSA	2.243	Maturity	11/21/2026		39,000	2,165	(2,400)	(235)	0	(24)
Pay	UKRPI	3.850	Maturity	09/15/2024	GBP	38,100	2,329	350	2,679	63	0
Pay	UKRPI	3.350	Maturity	05/15/2030		13,500	760	(285)	475	4	0
Pay	UKRPI	3.475	Maturity	08/15/2030		35,700	372	(1,563)	(1,191)	5	0

Total Swap Agreements							$6,355	$(5,171)	$1,184	$94	$(31)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of March 31, 2021:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset			Market Value	Variation Margin Liability(2)
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements	Total
Total Exchange-Traded or Centrally Cleared	$3	$13,481	$94	$13,578	$(2,519)	$(16,574)	$(31)	$(19,124)

(k)	Securities with an aggregate market value of $66,540 and cash of $5,067 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2021.

(1)	Future styled option.
(2)	Unsettled variation margin liability of $(8) for closed futures is outstanding at period end.

(l)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BOA	04/2021	GBP	49,778	$	70,473	$1,849	$0
	07/2021	EUR	266		301	0	(11)
	07/2021	$	2,133	EUR	1,940	146	0
	07/2022	EUR	2,110	$	2,350	0	(151)
BPS	07/2021	$	2,085	EUR	1,783	10	0
	07/2022	EUR	2,040	$	2,333	0	(86)
	07/2022	$	153	EUR	127	0	(3)
GLM	07/2021	EUR	2,396	$	2,862	47	0
	07/2021	$	3,903	EUR	3,289	2	(41)
	07/2022	EUR	4,091	$	5,071	221	0
	07/2022	$	5,721	EUR	4,671	0	(183)
	10/2022	EUR	166	$	189	0	(8)
	11/2022	$	800	EUR	648	0	(29)

32	PIMCO COMMODITIESPLUS® STRATEGY FUND	See Accompanying Notes

March 31, 2021

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
	12/2022	EUR	1,192	$	1,484	$65	$0
HUS	04/2021	GBP	546		749	0	(3)
	04/2021	NZD	3,436		2,494	95	0
	04/2021	$	381	EUR	350	29	0
	05/2021	EUR	2,919	$	3,517	90	0
	05/2021	$	407	EUR	373	30	0
	06/2021		361		331	27	0
	08/2021		400		366	30	0
	09/2021	MXN	503	$	24	0	0
	09/2021	$	386	EUR	353	29	0
	11/2021		434		397	33	0
	12/2021		471		430	36	0
	07/2022	EUR	1,198	$	1,488	67	0
JPM	04/2021		350		393	0	(17)
	05/2021		373		420	0	(18)
	05/2021	GBP	1,633		2,268	17	0
	06/2021	EUR	331		373	0	(16)
	07/2021		4,661		5,293	0	(183)
	08/2021		365		413	0	(17)
	09/2021		353		399	0	(16)
	10/2021		385		437	0	(17)
	11/2021		397		450	0	(17)
	12/2021		430		489	0	(18)
	01/2022		170		191	0	(9)
	02/2022		154		174	0	(8)
	03/2022		164		185	0	(9)
	04/2022		156		176	0	(8)
	05/2022		153		174	0	(8)
	06/2022		146		166	0	(8)
	07/2022		5,999		7,013	53	(152)
	07/2022	$	1,198	EUR	978	0	(38)
	08/2022	EUR	153	$	174	0	(8)
	09/2022		150		171	0	(7)
	11/2022		166		189	0	(8)
	12/2022		176		201	0	(8)
MYI	07/2021		1,101		1,316	22	0
RBC	07/2022	$	299	EUR	248	0	(5)
SCX	04/2021	EUR	5,113	$	6,211	215	0
	04/2021	$	69,234	GBP	50,324	143	0
	05/2021	EUR	5,113	$	6,013	13	0
	05/2021	GBP	50,324		69,240	0	(143)
TOR	07/2021	EUR	1,503		1,642	0	(124)
	10/2021	$	422	EUR	385	32	0
UAG	05/2021	CAD	439	$	346	0	(3)
	05/2021	$	479	EUR	402	0	(7)

Total Forward Foreign Currency Contracts						$3,301	$(1,387)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2021	33

Consolidated Schedule of Investments PIMCO CommoditiesPLUS® Strategy Fund (Cont.)

PURCHASED OPTIONS:

STRADDLE OPTIONS

Counterparty	Description	Exercise Level(2)	Expiration Date	Notional Amount(1)	Cost(2)	Market Value
BOA	Call & Put - OTC 1-Year vs. 30-Year Forward Volatility Agreement	0.000%	06/16/2023	$867	$106	$94
MYC	Call & Put - OTC 1-Year vs. 30-Year Forward Volatility Agreement	0.000	06/16/2023	1,300	160	141

					$266	$235

Total Purchased Options					$266	$235

WRITTEN OPTIONS:

OPTIONS ON COMMODITY FUTURES CONTRACTS

Counterparty	Description	Strike Price	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
GST	Put - OTC Eurobob Co. December 2021 Futures «	$1.000	12/31/2021	$18	$(16)	$(2)
	Call - OTC Eurobob Co. December 2021 Futures «	4.000	12/31/2021	18	(16)	(38)
	Put - OTC Eurobob Co. June 2021 Futures «	4.500	06/30/2021	18	(16)	0
	Call - OTC Eurobob Co. June 2021 Futures «	8.000	06/30/2021	18	(16)	(45)
	Put - OTC Eurobob Co. September 2021 Futures «	4.500	09/30/2021	18	(16)	(1)
	Call - OTC Eurobob Co. September 2021 Futures «	8.000	09/30/2021	18	(16)	(44)

					$(96)	$(130)

INFLATION-CAPPED OPTIONS

Counterparty	Description	Initial Index	Floating Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
GLM	Cap - OTC CPALEMU	100.151	Maximum of [(Final Index/Initial Index - 1) - 3.000%] or 0	06/22/2035	$10,900	$(496)	$(16)
JPM	Cap - OTC CPURNSA	233.916	Maximum of [(Final Index/Initial Index - 1) - 4.000%] or 0	04/22/2024	18,600	(135)	0
	Cap - OTC CPURNSA	234.781	Maximum of [(Final Index/Initial Index - 1) - 4.000%] or 0	05/16/2024	12,800	(89)	0

						$(720)	$(16)

OPTIONS ON INDICES

Counterparty	Description	Strike Value	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
GST	Call - OTC BCOMTR Index	93.955	08/02/2021	$97	$(63)	$(33)
	Call - OTC BCOMTR Index	95.335	08/05/2021	164	(109)	(41)
	Put - OTC BCOMTR Index	74.137	08/11/2021	185	(68)	(62)
	Put - OTC BCOMTR Index	74.137	08/25/2021	185	(81)	(75)
	Call - OTC BCOMTR Index	90.000	01/14/2022	192	(593)	(415)
	Call - OTC SPGCENP Index «	1.773	06/14/2021	72,940	(305)	(305)
JPM	Call - OTC BCOMTR Index	90.000	01/18/2022	98	(253)	(215)
MYC	Call - OTC BCOMTR Index	93.940	03/02/2022	92	(263)	(144)
UAG	Call - OTC BCOMTR Index	102.600	03/02/2022	122	(153)	(60)

					$(1,888)	$(1,350)

Total Written Options					$(2,704)	$(1,496)

34	PIMCO COMMODITIESPLUS® STRATEGY FUND	See Accompanying Notes

March 31, 2021

SWAP AGREEMENTS:

COMMODITY FORWARD SWAPS

Counterparty	Pay/ Receive	Underlying Reference Commodity	Fixed Price Per Unit		Payment Frequency	Maturity Date	# of Units	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
BPS	Pay	CBOT Wheat May 2021 Futures	$	6.060	Maturity	04/23/2021	635,000	$0	$(76)	$0	$(76)
	Pay	CBOT Wheat May 2021 Futures		6.468	Maturity	04/23/2021	1,135,000	0	326	326	0
	Pay	EUR5050 2Q21		8.500	Maturity	06/30/2021	23,280	0	7	7	0
	Receive	EURMARGIN 4Q21		5.300	Maturity	12/31/2021	118,200	(20)	(41)	0	(61)
	Receive	EURMARGIN CAL21		6.120	Maturity	12/31/2021	16,650	(47)	39	0	(8)
	Receive	EUROBOBCO CAL21		4.140	Maturity	12/31/2021	18,000	13	78	91	0
	Receive	EUROBOBCO CAL21		5.900	Maturity	12/31/2021	44,100	(240)	378	138	0
	Pay	HOBR CAL21		11.994	Maturity	12/31/2021	18,900	0	(30)	0	(30)
	Receive	ULSDCO CAL21		9.170	Maturity	12/31/2021	70,200	(74)	(108)	0	(182)
CBK	Receive	HOBR CAL21		15.670	Maturity	12/31/2021	117,360	(57)	(186)	0	(243)
	Receive	MEHMID CAL20-21		1.840	Maturity	12/31/2021	133,600	(5)	(169)	0	(174)
CIB	Receive	GOLDLNPM Index		1,718.815	Maturity	05/27/2021	8,000	0	(32)	0	(32)
GST	Pay	CBOT Wheat May 2021 Futures		6.343	Maturity	04/23/2021	650,000	0	106	106	0
	Pay	CBOT Wheat May 2021 Futures		6.443	Maturity	04/23/2021	600,000	0	158	158	0
	Pay	CBOT Wheat May 2021 Futures		6.555	Maturity	04/23/2021	905,000	0	339	339	0
	Receive	EURMARGIN CAL21		3.500	Maturity	12/31/2021	18,000	0	39	39	0
	Receive	EUROBOBCO CAL21		5.050	Maturity	12/31/2021	18,000	0	71	71	0
	Receive	HOBR CAL21		14.080	Maturity	12/31/2021	18,900	0	(9)	0	(9)
	Pay	HOBR CAL21		17.320	Maturity	12/31/2021	124,200	0	462	462	0
	Pay	HOBR CAL21		17.470	Maturity	12/31/2021	81,000	0	313	313	0
	Receive	KCBT Wheat March 2021 Futures		0.178	Maturity	04/23/2021	1,140,000	0	(279)	0	(279)
	Receive	KCBT Wheat May 2021 Futures		5.998	Maturity	04/23/2021	560,000	0	(134)	0	(134)
	Receive	KCBT Wheat May 2021 Futures		6.228	Maturity	04/23/2021	722,500	0	(340)	0	(340)
	Receive	KCBT Wheat May 2021 Futures		6.390	Maturity	04/23/2021	722,500	0	(457)	0	(457)
	Receive	TTFNBP V1-H2	GBP	3.800	Maturity	03/31/2022	364,000	0	(4)	0	(4)
JPM	Pay	CBOT Wheat May 2021 Futures	$	6.613	Maturity	04/23/2021	880,000	0	381	381	0
	Pay	EUR5050 2H18		9.070	Maturity	06/30/2021	12,000	0	11	11	0
	Receive	EURMARGIN CAL21		6.350	Maturity	12/31/2021	52,020	(134)	98	0	(36)
	Receive	EUROBOBCO CAL21		7.700	Maturity	12/31/2021	130,725	(720)	893	173	0
	Receive	GOLDLNPM Index		1,690.802	Maturity	05/27/2021	32,100	0	770	770	0
	Receive	GOLDLNPM Index		1,889.912	Maturity	11/29/2022	5,600	0	(931)	0	(931)
	Receive	HOBR CAL21		15.500	Maturity	12/31/2021	25,740	(2)	(47)	0	(49)
	Receive	LLSCO CAL21		1.700	Maturity	12/31/2021	94,500	0	83	83	0
	Receive	MEHCO CAL22		2.820	Maturity	12/31/2022	151,200	(1)	92	91	0
MAC	Receive	EURMARGIN 4Q21		5.300	Maturity	12/31/2021	70,800	(12)	(25)	0	(37)
	Receive	EURMARGIN CAL21		3.100	Maturity	12/31/2021	30,600	0	78	78	0
	Receive	EUROBOBCO CAL21		4.950	Maturity	12/31/2021	118,800	(537)	1,020	483	0
	Receive	HOBR CAL21		16.250	Maturity	12/31/2021	41,400	0	(110)	0	(110)
	Receive	KCBT Wheat May 2021 Futures		6.288	Maturity	04/23/2021	855,000	0	(453)	0	(453)
	Receive	LLSCO CAL22		2.800	Maturity	12/31/2022	55,200	16	68	84	0
	Receive	MEHCO CAL21		3.250	Maturity	12/31/2021	66,600	0	92	92	0
	Receive	MEHMID CAL21		1.100	Maturity	12/31/2021	47,200	0	(27)	0	(27)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2021	35

Consolidated Schedule of Investments PIMCO CommoditiesPLUS® Strategy Fund (Cont.)

Counterparty	Pay/ Receive	Underlying Reference Commodity	Fixed Price Per Unit		Payment Frequency	Maturity Date	# of Units	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
	Receive	TTFNBP V1-H2	GBP	4.100	Maturity	03/31/2022	364,000	$0	$(3)	$0	$(3)
	Receive	ULSDCO CAL21	$	6.775	Maturity	12/31/2021	36,000	0	(7)	0	(7)
MEI	Pay	Gold June 2021 Futures		1,737.000	Maturity	05/27/2021	47,400	0	1,014	1,014	0
	Receive	GOLDLNPM Index		1,695.055	Maturity	05/27/2021	18,100	0	357	357	0
	Receive	GOLDLNPM Index		1,719.063	Maturity	05/27/2021	14,500	0	(62)	0	(62)
MYC	Pay	EUR5050 2H18		9.080	Maturity	06/30/2021	24,000	0	21	21	0
	Receive	EURMARGIN 1H22		6.210	Maturity	06/30/2022	40,800	0	0	0	0
	Receive	EURMARGIN CAL21		3.000	Maturity	12/31/2021	21,600	0	58	58	0
	Receive	EURMARGIN CAL21		3.450	Maturity	12/31/2021	14,850	0	33	33	0
	Receive	EURMARGIN CAL21		3.470	Maturity	12/31/2021	21,600	0	47	47	0
	Receive	EURMARGIN F2-M2		6.200	Maturity	06/30/2022	40,800	0	0	0	0
	Receive	EUROBOBCO CAL21		1.900	Maturity	12/31/2021	18,000	0	196	196	0
	Receive	EUROBOBCO CAL21		3.550	Maturity	12/31/2021	18,000	0	98	98	0
	Receive	EUROBOBCO CAL21		4.970	Maturity	12/31/2021	17,100	0	69	69	0
	Receive	EUROBOBCO CAL21		5.250	Maturity	12/31/2021	23,400	0	88	88	0
	Receive	EUROBOBCO CAL21		5.350	Maturity	12/31/2021	18,000	0	66	66	0
	Receive	EUROBOBCO CAL21		5.600	Maturity	12/31/2021	9,000	0	31	31	0
	Receive	EUROBOBCO CAL21		5.750	Maturity	12/31/2021	26,100	0	85	85	0
	Receive	EUROBOBCO CAL21		5.800	Maturity	12/31/2021	6,300	0	20	20	0
	Receive	EUROBOBCO CAL21		7.650	Maturity	12/31/2021	24,300	0	33	33	0
	Receive	HOBR CAL21		15.450	Maturity	12/31/2021	20,700	0	(38)	0	(38)
	Receive	LLSCO CAL21		1.810	Maturity	12/31/2021	19,800	0	20	20	0
	Pay	LLSCO CAL21		1.250	Maturity	12/31/2021	114,300	0	(50)	0	(50)
	Receive	LLSCO CAL22		2.500	Maturity	12/31/2022	55,200	0	67	67	0
	Receive	LLSCO CAL22		2.100	Maturity	12/31/2022	152,400	0	125	125	0
	Receive	MEHCO CAL21		2.100	Maturity	12/31/2021	18,000	0	4	4	0
	Pay	MEHCO CAL21		1.400	Maturity	12/31/2021	20,700	0	10	10	0
	Receive	MEHCO CAL22		2.680	Maturity	12/31/2022	26,400	0	12	12	0
	Receive	MEHCO CAL22		2.200	Maturity	12/31/2022	52,800	0	(1)	0	(1)
	Receive	MEHCO CAL22		2.150	Maturity	12/31/2022	27,600	0	(2)	0	(2)
	Receive	TTFNBP 1Q22	GBP	5.360	Maturity	03/31/2022	5,805,000	0	(27)	0	(27)
	Receive	TTFNBP 1Q22		5.150	Maturity	03/31/2022	4,275,000	0	(33)	0	(33)
	Receive	TTFNBP 1Q22		5.000	Maturity	03/31/2022	7,920,000	0	(77)	0	(77)
	Receive	TTFNBP V1-H2		4.130	Maturity	03/31/2022	1,820,000	0	(14)	0	(14)
	Receive	TTFNBP V1-H2		4.120	Maturity	03/31/2022	1,820,000	0	(14)	0	(14)
	Receive	TTFNBP V1-H2		4.050	Maturity	03/31/2022	3,276,000	0	(29)	0	(29)
	Receive	TTFNBP V1-H2		4.000	Maturity	03/31/2022	1,820,000	0	(17)	0	(17)
	Receive	ULSDCO CAL21	$	6.450	Maturity	12/31/2021	12,600	0	2	2	0
	Receive	ULSDCO CAL21		6.630	Maturity	12/31/2021	16,200	0	(1)	0	(1)
	Receive	ULSDCO CAL21		9.030	Maturity	12/31/2021	20,700	0	(51)	0	(51)

								$(1,820)	$4,474	$6,752	$(4,098)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(3)

Counterparty	Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(4)	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(5)
								Asset	Liability
DUB	CMBX.NA.AAA.7 Index	0.500%	Monthly	01/17/2047	$109	$(3)	$4	$1	$0
	CMBX.NA.AAA.8 Index	0.500	Monthly	10/17/2057	3,100	(139)	166	27	0
MYC	CMBX.NA.AAA.7 Index	0.500	Monthly	01/17/2047	90	(3)	4	1	0

						$(145)	$174	$29	$0

36	PIMCO COMMODITIESPLUS® STRATEGY FUND	See Accompanying Notes

March 31, 2021

TOTAL RETURN SWAPS ON COMMODITY INDICES

Counterparty	Pay/ Receive(6)	Underlying Reference	# of Units	Financing Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
BPS	Receive	BCOMF1NTC Index(9)	271,752	0.120%	Monthly	02/15/2022	$33,701	$0	$67	$67	$0
	Receive	BCOMF1TC Index(10)	362,965	0.160% (3-Month U.S. Treasury Bill rate plus a specified spread)	Monthly	02/15/2022	28,074	0	(767)	0	(767)
	Receive	BCOMTR Index	81,231	0.140% (3-Month U.S. Treasury Bill rate plus a specified spread)	Monthly	02/15/2022	14,909	0	(438)	0	(438)
	Receive	CSIXTR Index	43,185	0.210% (3-Month U.S. Treasury Bill rate plus a specified spread)	Monthly	02/15/2022	187,258	0	(8,598)	0	(8,598)
CBK	Receive	CSIXTR Index	11,343	0.210% (3-Month U.S. Treasury Bill rate plus a specified spread)	Monthly	02/15/2022	49,186	0	(2,258)	0	(2,258)
CIB	Receive	CSIXTR Index	32,588	0.210% (3-Month U.S. Treasury Bill rate plus a specified spread)	Monthly	02/15/2022	141,308	0	(6,488)	0	(6,488)
	Receive	PIMCODB Index	34,333	0.000%	Monthly	02/15/2022	3,628	0	(148)	0	(148)
FBF	Receive	CSIXTR Index	101,664	0.160% (3-Month U.S. Treasury Bill rate plus a specified spread)	Monthly	02/15/2022	440,829	0	(20,231)	0	(20,231)
GST	Receive	BCOMTR Index	13,540	0.000%	Maturity	08/02/2021	1,106	0	24	24	0
	Receive	BCOMTR Index	21,360	0.000%	Maturity	08/05/2021	1,771	0	12	12	0
	Pay	BCOMTR Index	12,062	0.000%	Maturity	08/11/2021	1,052	0	45	45	0
	Pay	BCOMTR Index	13,785	0.000%	Maturity	08/25/2021	1,202	0	52	52	0
	Receive	BCOMTR Index	56,763	0.000%	Maturity	01/14/2022	4,613	108	15	123	0
	Receive	BCOMF1TC Index	44,060	0.160% (3-Month U.S. Treasury Bill rate plus a specified spread)	Monthly	02/15/2022	12,626	0	(345)	0	(345)
	Receive	BCOMTR Index	168,082	0.150% (3-Month U.S. Treasury Bill rate plus a specified spread)	Monthly	02/15/2022	30,849	0	(905)	0	(905)
	Receive	CMDSKEWLS Index	111,625	0.250%	Monthly	02/15/2022	22,337	0	(866)	0	(866)
	Receive	CSIXTR Index	171,976	0.190% (3-Month U.S. Treasury Bill rate plus a specified spread)	Monthly	02/15/2022	745,713	(648)	(33,586)	0	(34,234)
JPM	Receive	JMABFNJ2 Index	90,192	0.000%	Monthly	12/31/2021	8,377	0	0	0	0
	Pay	BCOMTR Index	3,287,762	0.150% (3-Month U.S. Treasury Bill rate plus a specified spread)	Monthly	01/14/2022	603,425	0	17,711	17,711	0
	Receive	BCOMTR Index	27,786	0.000%	Maturity	01/18/2022	2,236	63	20	83	0
	Receive	BCOMF1TC Index(11)	3,599,325	0.170% (3-Month U.S. Treasury Bill rate plus a specified spread)	Monthly	02/15/2022	539,474	0	(14,741)	0	(14,741)
	Receive	CSIXTR Index	45,195	0.220% (3-Month U.S. Treasury Bill rate plus a specified spread)	Monthly	02/15/2022	195,971	(373)	(8,624)	0	(8,997)
	Receive	JMABNIC5 Index(12)	397,039	0.000%	Monthly	02/15/2022	55,559	(9)	(1,570)	0	(1,579)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2021	37

Consolidated Schedule of Investments PIMCO CommoditiesPLUS® Strategy Fund (Cont.)

Counterparty	Pay/ Receive(6)	Underlying Reference	# of Units	Financing Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
MAC	Receive	PIMCODBU Index	4,500	0.320%	Monthly	09/15/2021	$435	$0	$(18)	$0	$(18)
	Receive	CSIXTR Index	64,520	0.200% (3-Month U.S. Treasury Bill rate plus a specified spread)	Monthly	02/15/2022	279,768	0	(12,845)	0	(12,845)
	Receive	PIMCODB Index(13)	594,248	0.000%	Monthly	02/15/2022	61,751	0	(2,500)	0	(2,500)
MEI	Receive	CSIXTR Index	12,977	0.210% (3-Month U.S. Treasury Bill rate plus a specified spread)	Monthly	02/15/2022	56,269	0	(2,584)	0	(2,584)
MYC	Receive	BCOMTR Index	29,431	0.020% (3-Month U.S. Treasury Bill rate plus a specified spread)	Monthly	03/02/2022	2,513	0	(58)	0	(58)
RBC	Receive	CSIXTR Index	41,591	0.210% (3-Month U.S. Treasury Bill rate plus a specified spread)	Monthly	02/15/2022	180,344	0	(8,281)	0	(8,281)
SOG	Receive	CSIXTR Index	78,833	0.170% (3-Month U.S. Treasury Bill rate plus a specified spread)	Monthly	02/15/2022	341,831	0	(15,690)	0	(15,690)
UAG	Receive	BCOMTR Index	20,642	0.020% (3-Month U.S. Treasury Bill rate plus a specified spread)	Monthly	03/02/2022	1,765	0	(42)	0	(42)

								$(859)	$(123,637)	$18,117	$(142,613)

VOLATILITY SWAPS

Counterparty	Pay/ Receive Volatility	Reference Entity	Volatility Strike	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BPS	Pay	GOLDLNPM Index(7)	4.973%	Maturity	05/13/2021	$6,771	$0	$144	$144	$0
JPM	Pay	GOLDLNPM Index(7)	4.347	Maturity	03/04/2022	32,149	0	320	320	0
	Pay	GOLDLNPM Index(7)	6.970	Maturity	08/02/2024	4,105	0	75	75	0
UAG	Pay	GOLDLNPM Index(7)	5.153	Maturity	12/05/2022	7,731	0	61	61	0

							$0	$600	$600	$0

Total Swap Agreements							$(2,824)	$(118,389)	$25,498	$(146,711)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of March 31, 2021:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(8)
BOA	$1,995	$94	$0	$2,089	$(162)	$0	$0	$(162)	$1,927	$(2,150)	$(223)
BPS	10	0	773	783	(89)	0	(10,160)	(10,249)	(9,466)	9,523	57
CBK	0	0	0	0	0	0	(2,675)	(2,675)	(2,675)	2,728	53
CIB	0	0	0	0	0	0	(6,668)	(6,668)	(6,668)	8,346	1,678
DUB	0	0	28	28	0	0	0	0	28	(50)	(22)

38	PIMCO COMMODITIESPLUS® STRATEGY FUND	See Accompanying Notes

March 31, 2021

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(8)
FBF	$0	$0	$0	$0	$0	$0	$(20,231)	$(20,231)	$(20,231)	$19,461	$(770)
GLM	335	0	0	335	(261)	(16)	0	(277)	58	(690)	(632)
GST	0	0	1,744	1,744	0	(1,061)	(37,573)	(38,634)	(36,890)	35,154	(1,736)
HUS	466	0	0	466	(3)	0	0	(3)	463	(400)	63
JPM	70	0	19,698	19,768	(590)	(215)	(26,333)	(27,138)	(7,370)	13,633	6,263
MAC	0	0	737	737	0	0	(16,000)	(16,000)	(15,263)	15,912	649
MEI	0	0	1,371	1,371	0	0	(2,646)	(2,646)	(1,275)	2,498	1,223
MYC	0	141	1,086	1,227	0	(144)	(412)	(556)	671	(1,119)	(448)
MYI	22	0	0	22	0	0	0	0	22	0	22
RBC	0	0	0	0	(5)	0	(8,281)	(8,286)	(8,286)	8,013	(273)
SCX	371	0	0	371	(143)	0	0	(143)	228	0	228
SOG	0	0	0	0	0	0	(15,690)	(15,690)	(15,690)	15,234	(456)
TOR	32	0	0	32	(124)	0	0	(124)	(92)	0	(92)
UAG	0	0	61	61	(10)	(60)	(42)	(112)	(51)	0	(51)

Total Over the Counter	$3,301	$235	$25,498	$29,034	$(1,387)	$(1,496)	$(146,711)	$(149,594)

(m)

Securities with an aggregate market value of $130,502 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of March 31, 2021.

(1)	Notional Amount represents the number of contracts.
(2)	Exercise level and final cost determined on a future date, based upon implied volatility parameters.
(3)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(4)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(6)

Receive represents that the Fund receives payments for any positive net return on the underlying reference. The Fund makes payments for any negative net return on such underlying reference. Pay represents that the Fund receives payments for any negative net return on the underlying reference. The Fund makes payments for any positive net return on such underlying reference.

(7)	Variance Swap
(8)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC derivatives can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2021	39

Consolidated Schedule of Investments PIMCO CommoditiesPLUS® Strategy Fund (Cont.)

(9)	The following table represents the individual positions within the total return swap as of March 31, 2021:

Referenced Commodity – Long Futures Contracts	% of Index	Notional Amount
Aluminum July 2022 Futures	4.3%	$1,433
Arabica Coffee July 2021 Futures	2.6	886
Brent Crude July 2021 Futures	0.0	2
Copper July 2021 Futures	5.4	1,824
Corn July 2021 Futures	5.8	1,935
Cotton No. 02 July 2021 Futures	1.4	486
Gas Oil July 2021 Futures	2.8	954
Gold 100 oz. June 2021 Futures	0.0	4
Hard Red Winter Wheat July 2021 Futures	1.4	477
Lean Hogs June 2021 Futures	0.0	1
Live Cattle June 2021 Futures	0.0	1
New York Harbor ULSD July 2021 Futures	2.2	751
Nickel July 2021 Futures	2.2	753
NYMEX - Natural Gas July 2022 Futures	7.6	2,561
RBOB Gasoline July 2021 Futures	2.6	888
Silver July 2021 Futures	3.6	1,227
Soybean Meal July 2021 Futures	3.3	1,105
Soybean Oil July 2021 Futures	3.4	1,158
Soybeans July 2021 Futures	5.7	1,915
Sugar No. 11 July 2021 Futures	2.6	884
Wheat July 2021 Futures	2.6	864
WTI Crude July 2021 Futures	8.8	2,954
Zinc July 2021 Futures	3.0	993

Total Long Futures Contracts		$24,056

Cash	99.8%	$33,632

		$57,688

Total Notional Amount

Referenced Commodity – Short Futures Contracts	% of Index	Notional Amount
Aluminum May 2022 Futures	(4.2)%	$(1,422)
Arabica Coffee May 2021 Futures	(2.6)	(871)
Copper May 2021 Futures	(5.4)	(1,820)
Corn May 2021 Futures	(5.9)	(1,992)
Cotton No. 02 May 2021 Futures	(1.4)	(478)
Gas Oil May 2021 Futures	(2.8)	(946)
Hard Red Winter Wheat May 2021 Futures	(1.4)	(472)
New York Harbor ULSD May 2021 Futures	(2.2)	(747)
Nickel May 2021 Futurhes	(2.2)	(751)
NYMEX - Natural Gas May 2022 Futures	(7.2)	(2,442)
RBOB Gasoline May 2021 Futures	(2.7)	(897)
Silver May 2021 Futures	(3.6)	(1,223)
Soybean Meal May 2021 Futures	(3.3)	(1,100)
Soybean Oil May 2021 Futures	(3.6)	(1,206)
Soybeans May 2021 Futures	(5.7)	(1,925)
Sugar No. 11 May 2021 Futures	(2.6)	(883)
Wheat May 2021 Futures	(2.6)	(867)
WTI Crude May 2021 Futures	(8.8)	(2,957)
Zinc May 2021 Futures	(2.9)	(988)

Total Short Futures Contracts		$(23,987)

		$33,701

(10)	The following table represents the individual positions within the total return swap as of March 31, 2021:

Referenced Commodity – Long Futures Contracts	% of Index	Notional Amount
Aluminum May 2022 Futures	4.3%	$1,218
Arabica Coffee May 2021 Futures	2.7	746
Brent Crude July 2021 Futures	7.5	2,101
Copper May 2021 Futures	5.6	1,560
Corn May 2021 Futures	6.1	1,707
Cotton No. 02 May 2021 Futures	1.5	410
Gas Oil July 2021 Futures	2.9	817
Gold 100 oz. June 2021 Futures	12.5	3,512
Hard Red Winter Wheat May 2021 Futures	1.4	404
Lean Hogs June 2021 Futures	2.5	703
Live Cattle June 2021 Futures	3.9	1,100
New York Harbor ULSD May 2021 Futures	2.3	640
Nickel May 2021 Futures	2.3	644

Referenced Commodity – Long Futures Contracts	% of Index	Notional Amount
NYMEX - Natural Gas July 2022 Futures	7.8%	$2,192
RBOB Gasoline May 2021 Futures	2.7	769
Silver May 2021 Futures	3.7	1,048
Soybean Meal May 2021 Futures	3.4	942
Soybean Oil May 2021 Futures	3.7	1,033
Soybeans May 2021 Futures	5.9	1,650
Sugar No. 11 May 2021 Futures	2.7	756
Wheat May 2021 Futures	2.6	742
WTI Crude May 2021 Futures	9.0	2,533
Zinc May 2021 Futures	3.0	847

Total Long Futures Contracts		$28,074

Total Notional Amount		$28,074

40	PIMCO COMMODITIESPLUS® STRATEGY FUND	See Accompanying Notes

March 31, 2021

(11)	The following table represents the individual positions within the total return swap as of March 31, 2021:

Referenced Commodity – Long Futures Contracts	% of Index	Notional Amount
Aluminum May 2022 Futures	4.3%	$23,409
Arabica Coffee May 2021 Futures	2.7	14,344
Brent Crude July 2021 Futures	7.5	40,371
Copper May 2021 Futures	5.6	29,969
Corn May 2021 Futures	6.1	32,797
Cotton No. 02 May 2021 Futures	1.5	7,876
Gas Oil July 2021 Futures	2.9	15,693
Gold 100 oz. June 2021 Futures	12.5	67,486
Hard Red Winter Wheat May 2021 Futures	1.4	7,769
Lean Hogs June 2021 Futures	2.5	13,517
Live Cattle June 2021 Futures	3.9	21,132
New York Harbor ULSD May 2021 Futures	2.3	12,303
Nickel May 2021 Futures	2.3	12,367

Referenced Commodity – Long Futures Contracts	% of Index	Notional Amount
NYMEX - Natural Gas July 2022 Futures	7.8%	$42,119
RBOB Gasoline May 2021 Futures	2.7	14,770
Silver May 2021 Futures	3.7	20,137
Soybean Meal May 2021 Futures	3.4	18,111
Soybean Oil May 2021 Futures	3.7	19,849
Soybeans May 2021 Futures	5.9	31,697
Sugar No. 11 May 2021 Futures	2.7	14,536
Wheat May 2021 Futures	2.6	14,268
WTI Crude May 2021 Futures	9.0	48,684
Zinc May 2021 Futures	3.0	16,270

Total Long Futures Contracts		$539,474

Total Notional Amount		$539,474

(12)	The following table represents the individual positions within the total return swap as of March 31, 2021:

Referenced Commodity – Long Futures Contracts	% of Index	Notional Amount
Brent Crude September 2021 Futures	20.3%	$11,263
Cotton No. 02 May 2021 Futures	1.6	910
Gas Oil August 2021 Futures	3.2	1,801
Gold 100 oz. June 2021 Futures	14.0	7,795
Live Cattle June 2021 Futures	7.2	4,004
LME - Copper May 2022 Futures	7.4	4,086
New York Harbor ULSD August 2021 Futures	4.2	2,350
Nickel May 2021 Futures	3.7	2,051

Referenced Commodity – Long Futures Contracts	% of Index	Notional Amount
RBOB Gasoline August 2021 Futures	4.8%	$2,643
Silver May 2021 Futures	4.2	2,326
Soybean Meal May 2021 Futures	11.9	6,608
Soybeans May 2021 Futures	14.5	8,043
Sugar No. 11 May 2021 Futures	3.0	1,679

Total Long Futures Contracts		$55,559

Total Notional Amount		$55,559

(13)	The following table represents the individual positions within the total return swap as of March 31, 2021:

Referenced Commodity – Long Futures Contracts	% of Index	Notional Amount
Aluminum May 2022 Futures	4.6%	$2,844
Aluminum September 2022 Futures	3.4	2,105
Arabica Coffee May 2021 Futures	0.1	67
Arabica Coffee September 2021 Futures	0.2	158
Brent Crude September 2021 Futures	6.8	4,219
Cocoa May 2021 Futures	0.8	470
Copper May 2021 Futures	9.6	5,944
Copper September 2021 Futures	4.7	2,878
Corn May 2021 Futures	1.3	799
Corn September 2021 Futures	6.6	4,073
Cotton No. 02 December 2021 Futures	6.0	3,704
Cotton No. 02 May 2021 Futures	0.7	403
Gas Oil September 2021 Futures	5.3	3,298
Gold 100 oz. August 2021 Futures	5.6	3,455
Gold 100 oz. June 2021 Futures	1.0	632
Hard Red Winter Wheat May 2021 Futures	0.2	133
Hard Red Winter Wheat September 2021 Futures	3.0	1,842
Lean Hogs August 2021 Futures	2.8	1,749
Live Cattle August 2021 Futures	0.9	526
New York Harbor ULSD September 2021 Futures	5.5	3,425
Nickel May 2021 Futures	3.4	2,101
Nickel September 2021 Futures	3.0	1,842
NYMEX - Natural Gas May 2022 Futures	3.7	2,300

Referenced Commodity – Long Futures Contracts	% of Index	Notional Amount
NYMEX - Natural Gas September 2022 Futures	4.8%	$2,940
Platinum July 2021 Futures	2.2	1,348
RBOB Gasoline September 2021 Futures	11.5	7,088
Silver May 2021 Futures	1.9	1,171
Silver September 2021 Futures	1.7	1,039
Soybean Meal May 2021 Futures	0.9	572
Soybean Meal December 2021 Futures	4.1	2,506
Soybean Oil December 2021 Futures	3.4	2,105
Soybean Oil May 2021 Futures	1.6	1,000
Soybeans May 2021 Futures	0.7	429
Soybeans November 2021 Futures	6.9	4,269
Sugar No. 11 October 2021 Futures	5.6	3,463
Wheat May 2021 Futures	0.6	400
Wheat September 2021 Futures	2.5	1,553
WTI Crude September 2021 Futures	6.5	3,990
Zinc May 2021 Futures	6.5	4,004
Zinc September 2021 Futures	3.3	2,028

Total Long Futures Contracts		$88,872

Cash	(43.9)%	$(27,121)

Total Notional Amount		$61,751

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2021	41

Consolidated Schedule of Investments PIMCO CommoditiesPLUS® Strategy Fund (Cont.)

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Consolidated Statement of Assets and Liabilities as of March 31, 2021:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Purchased Options	$3	$0	$0	$0	$0	$3
Futures	12,536	0	0	0	945	13,481
Swap Agreements	0	0	0	0	94	94

	$12,539	$0	$0	$0	$1,039	$13,578

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$3,301	$0	$3,301
Purchased Options	0	0	0	0	235	235
Swap Agreements	25,469	29	0	0	0	25,498

	$25,469	$29	$0	$3,301	$235	$29,034

	$38,008	$29	$0	$3,301	$1,274	$42,612

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Written Options	$2,519	$0	$0	$0	$0	$2,519
Futures	16,418	0	0	0	156	16,574
Swap Agreements	0	0	0	0	31	31

	$18,937	$0	$0	$0	$187	$19,124

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$1,387	$0	$1,387
Written Options	1,480	0	0	0	16	1,496
Swap Agreements	146,711	0	0	0	0	146,711

	$148,191	$0	$0	$1,387	$16	$149,594

	$167,128	$0	$0	$1,387	$203	$168,718

The effect of Financial Derivative Instruments on the Consolidated Statement of Operations for the year ended March 31, 2021:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$26	$0	$0	$0	$0	$26
Written Options	7,006	0	0	0	0	7,006
Futures	(109,614)	0	0	0	9,969	(99,645)
Swap Agreements	0	(12)	0	0	(22,816)	(22,828)

	$(102,582)	$(12)	$0	$0	$(12,847)	$(115,441)

42	PIMCO COMMODITIESPLUS® STRATEGY FUND	See Accompanying Notes

March 31, 2021

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(3,402)	$0	$(3,402)
Written Options	(639)	0	0	0	375	(264)
Swap Agreements	1,338,255	17	0	0	70	1,338,342

	$1,337,616	$17	$0	$(3,402)	$445	$1,334,676

	$1,235,034	$5	$0	$(3,402)	$(12,402)	$1,219,235

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$(8,897)	$0	$0	$0	$0	$(8,897)
Written Options	534	0	0	0	0	534
Futures	92,138	0	0	0	8,006	100,144
Swap Agreements	0	21	0	0	21,940	21,961

	$83,775	$21	$0	$0	$29,946	$113,742

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(6,115)	$0	$(6,115)
Purchased Options	0	0	0	0	(31)	(31)
Written Options	297	0	0	0	(271)	26
Swap Agreements	(24,493)	38	0	0	0	(24,455)

	$(24,196)	$38	$0	$(6,115)	$(302)	$(30,575)

	$59,579	$59	$0	$(6,115)	$29,644	$83,167

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2021 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2021
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$0	$47,565	$0	$47,565
Industrials	0	54,409	0	54,409
Specialty Finance	0	1,729	0	1,729
Utilities	0	12,056	0	12,056
U.S. Government Agencies	0	445,908	0	445,908
U.S. Treasury Obligations	0	239,107	0	239,107
Non-Agency Mortgage-Backed Securities	0	51,965	0	51,965
Asset-Backed Securities	0	79,894	0	79,894
Sovereign Issues	0	59,795	0	59,795
Commodities	0	292,132	0	292,132
Short-Term Instruments
Repurchase Agreements	0	617,848	0	617,848
U.S. Treasury Bills	0	327,099	0	327,099
U.S. Treasury Cash Management Bills	0	110,201	0	110,201

	$0	$2,339,708	$0	$2,339,708

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$1,050,521	$0	$0	$1,050,521

Total Investments	$1,050,521	$2,339,708	$0	$3,390,229

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2021	43

Consolidated Schedule of Investments PIMCO CommoditiesPLUS® Strategy Fund (Cont.)

March 31, 2021

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2021
Short Sales, at Value - Liabilities
U.S. Government Agencies	$0	$(20,078)	$0	$(20,078)
U.S. Treasury Obligations	0	(54,570)	0	(54,570)

	$0	$(74,648)	$0	$(74,648)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	13,484	94	0	13,578
Over the counter	0	29,034	0	29,034

	$13,484	$29,128	$0	$42,612

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(19,085)	(31)	0	(19,116)
Over the counter	0	(149,159)	(435)	(149,594)

	$(19,085)	$(149,190)	$(435)	$(168,710)

Total Financial Derivative Instruments	$(5,601)	$(120,062)	$(435)	$(126,098)

Totals	$1,044,920	$2,144,998	$(435)	$3,189,483

There were no significant transfers into or out of Level 3 during the period ended March 31, 2021.

44	PIMCO COMMODITIESPLUS® STRATEGY FUND	See Accompanying Notes

Notes to Financial Statements

March 31, 2021

1. ORGANIZATION

PIMCO Funds (the “Trust”) is a Massachusetts business trust established under a Declaration of Trust dated February 19, 1987, as amended and restated November 4, 2014. The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. Information presented in these financial statements pertains to the Institutional Class, I-2, I-3, Administrative Class, Class A and Class C shares of the PIMCO CommoditiesPLUS® Strategy Fund (the “Fund”) offered by the Trust. Pacific Investment Management Company LLC (“PIMCO”) serves as the investment adviser (the “Adviser”) for the Fund.

On November 18, 2020, the Board of Trustees approved a reduction in the holding period of an automatic conversion of the Fund’s Class C shares into Class A shares of the same Fund from ten years to eight years. The reduction in the holding period became effective on January 18, 2021, with the first conversion taking place on or about February 10, 2021 and subsequent conversions occurring monthly thereafter. Certain financial intermediaries may have different policies and procedures regarding the conversion of Class C shares to Class A shares, as described in Appendix B to the Fund’s prospectus (Financial Firm-Specific Sales Charge Waivers and Discounts).

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Fund is treated as an investment company under the reporting requirements of U.S. GAAP. The functional and reporting currency for the Fund is the U.S. dollar. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled beyond a standard settlement period for the security after the trade date. Realized gains (losses) from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date, with the exception of securities with a forward starting effective date, where interest income is recorded on the accrual basis from effective date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation (depreciation) on investments on the Consolidated Statement of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain (loss) on investments on the Consolidated Statement of Operations. Paydown gains (losses) on mortgage-related and other asset-backed securities, if any, are recorded as components of interest income on the Consolidated Statement of Operations. Income or short-term capital gain distributions

ANNUAL REPORT	MARCH 31, 2021	45

Notes to Financial Statements (Cont.)

received from registered investment companies, if any, are recorded as dividend income. Long-term capital gain distributions received from registered investment companies, if any, are recorded as realized gains.

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is probable.

(b) Foreign Currency Translation  The market values of foreign securities, currency holdings and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies, if any, are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Fund does not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized gain (loss) and net change in unrealized appreciation (depreciation) from investments on the Consolidated Statement of Operations. The Fund may invest in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract. Realized foreign exchange gains (losses) arising from sales of spot foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain (loss) on foreign currency transactions on the Consolidated Statement of Operations. Net unrealized foreign exchange gains (losses) arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period are included in net change in unrealized appreciation (depreciation) on foreign currency assets and liabilities on the Consolidated Statement of Operations.

(c) Multi-Class Operations  Each class offered by the Trust has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains (losses) are allocated daily based on the relative net assets of each class of the Fund. Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees. Under certain circumstances, the per share net asset value (“NAV”) of a class of the Fund’s shares may be different from the per share NAV of another class of shares as a result of the different daily expense accruals applicable to each class of shares.

(d) Distributions to Shareholders  Distributions from net investment income, if any, are declared and distributed to shareholders quarterly. Net realized capital gains earned by the Fund, if any, will be distributed no less frequently than once each year.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP

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may cause timing differences between income and capital gain recognition. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. As a result, income distributions and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on the Fund’s annual financial statements presented under U.S. GAAP.

Separately, if the Fund determines that a portion of a distribution may be comprised of amounts from capital gains, paid in capital, or other capital sources in accordance with its policies, accounting records, and accounting practices, the Fund will notify shareholders of the estimated composition of such distribution through a Section 19 Notice. For these purposes, the Fund determines the source or sources from which a distribution is paid, to the close of the period as of which it is paid, in reference to its internal accounting records and related accounting practices. If, based on such accounting records and practices, it is determined that a particular distribution does not include capital gains or paid-in surplus or other capital sources, a Section 19 Notice generally would not be issued. It is important to note that differences exist between the Fund’s daily internal accounting records and practices, the Fund’s financial statements presented in accordance with U.S. GAAP, and recordkeeping practices under income tax regulations. For instance, the Fund’s internal accounting records and practices may take into account, among other factors, tax-related characteristics of certain sources of distributions that differ from treatment under U.S. GAAP. Examples of such differences may include, among others, the treatment of periodic payments under interest rate swap contracts. Accordingly, among other consequences, it is possible that the Fund may not issue a Section 19 Notice in situations where the Fund’s financial statements prepared later and in accordance with U.S. GAAP and/or the final tax character of those distributions might later report that the sources of those distributions included capital gains and/or a return of capital. Please visit www.pimco.com for the most recent Section 19 Notice, if applicable, for additional information regarding the estimated composition of distributions. Final determination of a distribution’s tax character will be provided to shareholders when such information is available.

Distributions classified as a tax basis return of capital at the Fund’s fiscal year end, if any, are reflected on the Consolidated Statements of Changes in Net Assets and have been recorded to paid in capital on the Consolidated Statement of Assets and Liabilities. In addition, other amounts have been reclassified between distributable earnings (accumulated loss) and paid in capital on the Consolidated Statement of Assets and Liabilities to more appropriately conform U.S. GAAP to tax characterizations of distributions.

(e) New Accounting Pronouncements and Regulatory Updates  In March 2020, the Financial Accounting Standards Board issued an Accounting Standards Update (“ASU”), ASU 2020-04, which provides optional guidance to ease the potential accounting burden associated with transitioning away from the London Interbank Offered Rate and other reference rates that are expected to be discontinued. The ASU is effective immediately upon release of the update on March 12, 2020 through December 31, 2022. At this time, management is evaluating implications of these changes on the financial statements.

In October 2020, the U.S. Securities and Exchange Commission (“SEC”) adopted a rule related to the use of derivatives, short sales, reverse repurchase agreements and certain other transactions by registered investment companies that rescinds and withdraws the guidance of the SEC and its staff

ANNUAL REPORT	MARCH 31, 2021	47

Notes to Financial Statements (Cont.)

regarding asset segregation and cover transactions. Subject to certain exceptions, the rule requires funds to trade derivatives and other transactions that create future payment or delivery obligations (except reverse repurchase agreements and similar financing transactions) subject to a value-at-risk leverage limit, certain derivatives risk management program and reporting requirements. The rule went into effect on February 19, 2021 and funds will have an eighteen-month transition period to comply with the rule and related reporting requirements. At this time, management is evaluating the implications of these changes on the financial statements.

In October 2020, the SEC adopted a rule regarding the ability of a fund to invest in other funds. The rule allows a fund to acquire shares of another fund in excess of certain limitations currently imposed by the Act without obtaining individual exemptive relief from the SEC, subject to certain conditions. The rule also included the rescission of certain exemptive relief from the SEC and guidance from the SEC staff for funds to invest in other funds. The rule went into effect on January 19, 2021 and funds will have a one-year transition period to comply with the rule and related reporting requirements. At this time, management is evaluating the implications of these changes on the financial statements.

In December 2020, the SEC adopted a rule addressing fair valuation of fund investments. The new rule sets forth requirements for good faith determinations of fair value as well as for the performance of fair value determinations, including related oversight and reporting obligations. The new rule also defines “readily available market quotations” for purposes of the definition of “value” under the Act, and the SEC noted that this definition would apply in all contexts under the Act. The effective date for the rule was March 8, 2021. The SEC adopted an eighteen-month transition period beginning from the effective date for both the new rule and the associated new recordkeeping requirements. At this time, management is evaluating the implications of these changes on the financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The price of the Fund’s shares is based on the Fund’s NAV. The NAV of the Fund, or each of its share classes, as applicable, is determined by dividing the total value of portfolio investments and other assets, less any liabilities attributable to the Fund or class, by the total number of shares outstanding of the Fund or class.

On each day that the New York Stock Exchange (“NYSE”) is open, Fund shares are ordinarily valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (“NYSE Close”). Information that becomes known to the Fund or its agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. If regular trading on the NYSE closes earlier than scheduled, the Fund reserves the right to either (i) calculate its NAV as of the earlier closing time or (ii) calculate its NAV as of the normally scheduled close of regular trading on the NYSE for that day. The Fund generally does not calculate its NAV on days during which the NYSE is closed. However, if the NYSE is closed on a day it would normally be open for business, the Fund reserves the right to calculate its NAV as of the normally scheduled close of regular trading on the NYSE for that day or such other time that the Fund may determine.

For purposes of calculating NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of

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official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from established market makers or prices (including evaluated prices) supplied by the Fund’s approved pricing services, quotation reporting systems and other third-party sources (together, “Pricing Services”). The Fund will normally use pricing data for domestic equity securities received shortly after the NYSE Close and does not normally take into account trading, clearances or settlements that take place after the NYSE Close. If market value pricing is used, a foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by the Adviser to be the primary exchange. A foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange. Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from Pricing Services may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Swap agreements are valued on the basis of bid quotes obtained from brokers and dealers or market-based prices supplied by Pricing Services. The Fund’s investments in open-end management investment companies, other than exchange-traded funds (“ETFs”), are valued at the NAVs of such investments. Open-end management investment companies may include affiliated funds.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value based on procedures established and approved by the Board of Trustees of the Trust (the “Board”). Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, the Fund may determine the fair value of investments based on information provided by Pricing Services and other third-party vendors, which may recommend fair value or adjustments with reference to other securities, indices or assets. In considering whether fair valuation is required and in determining fair values, the Fund may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the NYSE Close. The Fund may utilize modeling tools provided by third-party vendors to determine fair values of foreign (non-U.S.) securities. For these purposes, any movement in the applicable reference index or instrument (“zero trigger”) between the earlier close of the applicable foreign market and the NYSE Close may be deemed to be a significant event, prompting the application of the pricing model (effectively resulting in daily fair valuations). Foreign exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Trust is not open for business, which may result in the Fund’s portfolio investments being affected when shareholders are unable to buy or sell shares.

Senior secured floating rate loans for which an active secondary market exists to a reliable degree are valued at the mean of the last available bid/ask prices in the market for such loans, as provided by a Pricing Service. Senior secured floating rate loans for which an active secondary market does not

ANNUAL REPORT	MARCH 31, 2021	49

Notes to Financial Statements (Cont.)

exist to a reliable degree are valued at fair value, which is intended to approximate market value. In valuing a senior secured floating rate loan at fair value, the factors considered may include, but are not limited to, the following: (a) the creditworthiness of the borrower and any intermediate participants, (b) the terms of the loan, (c) recent prices in the market for similar loans, if any, and (d) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Services. As a result, the value of such investments and, in turn, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Trust is not open for business. As a result, to the extent that the Fund holds foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Fund’s next calculated NAV.

Investments for which market quotes or market based valuations are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction. The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to the Adviser the responsibility for applying the fair valuation methods. In the event that market quotes or market based valuations are not readily available, and the security or asset cannot be valued pursuant to a Board approved valuation method, the value of the security or asset will be determined in good faith by the Board. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, indicative market quotations (“Broker Quotes”), Pricing Services’ prices), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Fund’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated, to the Adviser, the responsibility for monitoring significant events that may materially affect the values of the Fund’s securities or assets and for determining whether the value of the applicable securities or assets should be reevaluated in light of such significant events.

When the Fund uses fair valuation to determine the value of a portfolio security or other asset for purposes of calculating its NAV, such investments will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board or persons acting at their direction believe reflects fair value. Fair valuation may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of the Fund’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Board or persons acting at their direction would accurately reflect the price that the Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Fund may differ from the value that would be realized if the securities were sold. The Fund’s use of fair valuation may also help to deter “stale price arbitrage” as discussed under the “Abusive Trading Practices” section in the Fund’s prospectus.

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(b) Fair Value Hierarchy  U.S. GAAP describes fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

∎	Level 1 — Quoted prices in active markets or exchanges for identical assets and liabilities.

∎

Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

∎

Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

In accordance with the requirements of U.S. GAAP, the amounts of transfers into and out of Level 3, if material, are disclosed in the Notes to Consolidated Schedule of Investments for the Fund.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers into and out of the Level 3 category during the period. The end of period value is used for the transfers between Levels of the Fund’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Consolidated Schedule of Investments for the Fund.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1 and Level 2 trading assets and trading liabilities, at fair value  The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The Pricing Services’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

ANNUAL REPORT	MARCH 31, 2021	51

Notes to Financial Statements (Cont.)

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using Pricing Services that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment companies (other than ETFs) will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted.

Equity exchange-traded options and over the counter financial derivative instruments, such as forward foreign currency contracts and options contracts derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established market makers or Pricing Services (normally determined as of the NYSE Close). Depending on the product and the terms of the transaction, financial derivative instruments can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps and over the counter swaps derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. They are valued using a

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broker-dealer bid quotation or on market-based prices provided by Pricing Services (normally determined as of the NYSE Close). Centrally cleared swaps and over the counter swaps can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models may use inputs that are observed from actively quoted markets such as the overnight index swap rate, London Interbank Offered Rate forward rate, interest rates, yield curves and credit spreads. These securities are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair value  When a fair valuation method is applied by the Adviser that uses significant unobservable inputs, investments will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy.

Short-term debt instruments (such as commercial paper) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost value of such short-term debt instruments is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. These securities are categorized as Level 2 or Level 3 of the fair value hierarchy depending on the source of the base price.

Physical commodities are valued using spot prices from established commodity exchanges as published by a third party pricing service as of the reporting date.

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Affiliates

The Fund may invest in the PIMCO Short Asset Portfolio and the PIMCO Short-Term Floating NAV Portfolio III (“Central Funds”) to the extent permitted by the Act and rules thereunder. The Central Funds are registered investment companies created for use solely by the series of the Trust and other series of registered investment companies advised by the Adviser, in connection with their cash management activities. The main investments of the Central Funds are money market and short maturity fixed income instruments. The Central Funds may incur expenses related to their investment activities, but do not pay Investment Advisory Fees or Supervisory and Administrative Fees to the Adviser. The Central Funds are considered to be affiliated with the Fund. A complete schedule of portfolio holdings for each affiliate fund is filed with the SEC for the first and third quarters of each fiscal year on Form N-PORT and is available at the SEC’s website at www.sec.gov. A copy of each affiliate fund’s shareholder report is also available at the SEC’s website at www.sec.gov, on the Funds’ website at www.pimco.com, or upon request, as applicable. The tables below show the Fund’s transactions in and earnings from investments in the affiliated Funds for the period ended March 31, 2021 (amounts in thousands†):

Investment in PIMCO Short Asset Portfolio

Market Value 03/31/2020	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 03/31/2021	Dividend Income(1)	Realized Net Capital Gain Distributions(1)

$366,432	$4,806	$0	$0	$12,293	$383,531	$4,807	$0

ANNUAL REPORT	MARCH 31, 2021	53

Notes to Financial Statements (Cont.)

Investment in PIMCO Short-Term Floating NAV Portfolio III

Market Value 03/31/2020	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 03/31/2021	Dividend Income(1)	Realized Net Capital Gain Distributions(1)

$146,169	$1,391,247	$(872,500)	$1,082	$992	$666,990	$2,046	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)

The tax characterization of distributions is determined in accordance with Federal income tax regulations and may contain a return of capital. The actual tax characterization of distributions received is determined at the end of the fiscal year of the affiliated fund. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

(b) Investments in Securities

The Fund may utilize the investments and strategies described below to the extent permitted by the Fund’s investment policies.

Delayed-Delivery Transactions  involve a commitment by the Fund to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery transactions are outstanding, the Fund will designate or receive as collateral liquid assets in an amount sufficient to meet the purchase price or respective obligations. When purchasing a security on a delayed-delivery basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its NAV. The Fund may dispose of or renegotiate a delayed-delivery transaction after it is entered into, which may result in a realized gain (loss). When the Fund has sold a security on a delayed-delivery basis, the Fund does not participate in future gains (losses) with respect to the security.

Inflation-Indexed Bonds  are fixed income securities whose principal value is periodically adjusted by the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Consolidated Statement of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury Inflation-Protected Securities. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Mortgage-Related and Other Asset-Backed Securities  directly or indirectly represent a participation in, or are secured by and payable from, loans on real property. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. These securities provide a monthly payment which consists of both interest and principal. Interest may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full

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faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Many of the risks of investing in mortgage-related securities secured by commercial mortgage loans reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make lease payments, and the ability of a property to attract and retain tenants. These securities may be less liquid and may exhibit greater price volatility than other types of mortgage-related or other asset-backed securities. Other asset-backed securities are created from many types of assets, including, but not limited to, auto loans, accounts receivable, such as credit card receivables and hospital account receivables, home equity loans, student loans, boat loans, mobile home loans, recreational vehicle loans, manufactured housing loans, aircraft leases, computer leases and syndicated bank loans.

Collateralized Debt Obligations  (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which the Fund invests. In addition to the normal risks associated with fixed income securities discussed elsewhere in this report and the Fund’s prospectus and statement of additional information (e.g., prepayment risk, credit risk, liquidity risk, market risk, structural risk, legal risk and interest rate risk (which may be exacerbated if the interest rate payable on a structured financing changes based on multiples of changes in interest rates or inversely to changes in interest rates)), CBOs, CLOs and other CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the quality of the collateral may decline in value or default, (iii) the risk that the Fund may invest in CBOs, CLOs, or other CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Collateralized Mortgage Obligations  (“CMOs”) are debt obligations of a legal entity that are collateralized by whole mortgage loans or private mortgage bonds and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches”, with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

Stripped Mortgage-Backed Securities  (“SMBS”) are derivative multi-class mortgage securities. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. An SMBS will have one class that will receive all of the interest (the interest-only or “IO” class), while the other class will receive the entire principal (the principal-only or “PO” class). Payments received for IOs are included in interest income on the Consolidated Statement of Operations. Because no principal will be received at the maturity of an IO, adjustments are made to the cost of the security on a monthly basis until maturity. These

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Notes to Financial Statements (Cont.)

adjustments are included in interest income on the Consolidated Statement of Operations. Payments received for POs are treated as reductions to the cost and par value of the securities.

Perpetual Bonds  are fixed income securities with no maturity date but pay a coupon in perpetuity (with no specified ending or maturity date). Unlike typical fixed income securities, there is no obligation for perpetual bonds to repay principal. The coupon payments, however, are mandatory. While perpetual bonds have no maturity date, they may have a callable date in which the perpetuity is eliminated and the issuer may return the principal received on the specified call date. Additionally, a perpetual bond may have additional features, such as interest rate increases at periodic dates or an increase as of a predetermined point in the future.

Restricted Investments  are subject to legal or contractual restrictions on resale and may generally be sold privately, but may be required to be registered or exempted from such registration before being sold to the public. Private placement securities are generally considered to be restricted except for those securities traded between qualified institutional investors under the provisions of Rule 144A of the Securities Act of 1933. Disposal of restricted investments may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult to achieve. Restricted investments held by the Fund at March 31, 2021, as applicable, are disclosed in the Notes to Consolidated Schedule of Investments.

Securities Issued by U.S. Government Agencies or Government-Sponsored Enterprises  are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association, are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities which do not distribute interest on a current basis and tend to be subject to a greater risk than interest-paying securities of similar maturities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

In June 2019, FNMA and FHLMC started issuing Uniform Mortgage Backed Securities in place of their current offerings of TBA-eligible securities (the “Single Security Initiative”). The Single Security

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Initiative seeks to support the overall liquidity of the TBA market and aligns the characteristics of FNMA and FHLMC certificates. The effects that the Single Security Initiative may have on the market for TBA and other mortgage-backed securities are uncertain.

Roll-timing strategies can be used where the Fund seeks to extend the expiration or maturity of a position, such as a TBA security on an underlying asset, by closing out the position before expiration and opening a new position with respect to substantially the same underlying asset with a later expiration date. TBA securities purchased or sold are reflected on the Consolidated Statement of Assets and Liabilities as an asset or liability, respectively.

When-Issued Transactions  are purchases or sales made on a when-issued basis. These transactions are made conditionally because a security, although authorized, has not yet been issued in the market. Transactions to purchase or sell securities on a when-issued basis involve a commitment by the Fund to purchase or sell these securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. The Fund may sell when-issued securities before they are delivered, which may result in a realized gain (loss).

(c) The fund may acquire and hold physical commodities. Physical commodities are pursuant to warehouse receipts providing proof of ownership of such commodities. Warehouse receipts may be negotiable or non-negotiable. Negotiable warehouse receipts allow transfer of ownership of that commodity without having to deliver the physical commodity.

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Fund may enter into the borrowings and other financing transactions described below to the extent permitted by the Fund’s investment policies.

The following disclosures contain information on the Fund’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by the Fund. The location of these instruments in the Fund’s financial statements is described below.

(a) Repurchase Agreements  Under the terms of a typical repurchase agreement, the Fund purchases an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time. In an open maturity repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Fund or counterparty at any time. The underlying securities for all repurchase agreements are held by the Fund’s custodian or designated subcustodians under tri-party repurchase agreements and in certain instances will remain in custody with the counterparty. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Repurchase agreements, if any, including accrued interest, are included on the Consolidated Statement of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Consolidated Statement of Operations. In periods of increased demand for collateral, the Fund may pay a fee for the receipt of collateral, which may result in interest expense to the Fund.

(b) Reverse Repurchase Agreements  In a reverse repurchase agreement, the Fund delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. In an open maturity reverse repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Fund or counterparty at any time. The Fund is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty

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during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by the Fund to counterparties are reflected as a liability on the Consolidated Statement of Assets and Liabilities. Interest payments made by the Fund to counterparties are recorded as a component of interest expense on the Consolidated Statement of Operations. In periods of increased demand for the security, the Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund. The Fund will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under reverse repurchase agreements.

(c) Sale-Buybacks  A sale-buyback financing transaction consists of a sale of a security by the Fund to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed-upon price and date. The Fund is not entitled to receive principal and interest payments, if any, made on the security sold to the counterparty during the term of the agreement. The agreed-upon proceeds for securities to be repurchased by the Fund are reflected as a liability on the Consolidated Statement of Assets and Liabilities. The Fund will recognize net income represented by the price differential between the price received for the transferred security and the agreed-upon repurchase price. This is commonly referred to as the ‘price drop’. A price drop consists of (i) the foregone interest and inflationary income adjustments, if any, the Fund would have otherwise received had the security not been sold and (ii) the negotiated financing terms between the Fund and counterparty. Foregone interest and inflationary income adjustments, if any, are recorded as components of interest income on the Consolidated Statement of Operations. Interest payments based upon negotiated financing terms made by the Fund to counterparties are recorded as a component of interest expense on the Consolidated Statement of Operations. In periods of increased demand for the security, the Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund. The Fund will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under sale-buyback transactions.

(d) Short Sales  Short sales are transactions in which the Fund sells a security that it may not own. The Fund may make short sales of securities to (i) offset potential declines in long positions in similar securities, (ii) to increase the flexibility of the Fund, (iii) for investment return, (iv) as part of a risk arbitrage strategy, and (v) as part of its overall portfolio management strategies involving the use of derivative instruments. When the Fund engages in a short sale, it may borrow the security sold short and deliver it to the counterparty. The Fund will ordinarily have to pay a fee or premium to borrow a security and be obligated to repay the lender of the security any dividend or interest that accrues on the security during the period of the loan. Securities sold in short sale transactions and the dividend or interest payable on such securities, if any, are reflected as payable for short sales on the Consolidated Statement of Assets and Liabilities. Short sales expose the Fund to the risk that it will be required to cover its short position at a time when the security or other asset has appreciated in value, thus resulting in losses to the Fund. A short sale is “against the box” if the Fund holds in its portfolio or has the right to acquire the security sold short, or securities identical to the security sold short, at no additional cost. The Fund will be subject to additional risks to the extent that it engages in short sales that are not “against the box.” The Fund’s loss on a short sale could theoretically be unlimited in cases where the Fund is unable, for whatever reason, to close out its short position.

(e) Interfund Lending  In accordance with an exemptive order (the “Order”) from the SEC, each Fund of the Trust may participate in a joint lending and borrowing facility for temporary purposes (the

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“Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by each Fund’s investment policies and restrictions. Each Fund is currently permitted to borrow under the Interfund Lending Program. A lending fund may lend in aggregate up to 15% of its current net assets at the time of the interfund loan, but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing fund may not borrow through the Interfund Lending Program or from any other source if its total outstanding borrowings immediately after the borrowing would be more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interfund loan rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

On March 23, 2020, the SEC issued an exemptive order (the “Temporary Order”) to provide temporary relief to each Fund of the Trust in relation to the Interfund Lending Program, and the Board has authorized the Funds to rely on the Temporary Order. With respect to interfund lending, the Temporary Order permitted, under certain conditions, a lending fund to lend in aggregate up to 25% of its current net assets at the time of the interfund loan and to make interfund loans with term limits of up to the expiration of the Temporary Order, notwithstanding the current limit of seven business days under the Order. The SEC provided notice in April 2021 that the Temporary Order would be terminated on April 30, 2021.

During the period ended March 31, 2021, the Fund did not participate in the Interfund Lending Program.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The Fund may enter into the financial derivative instruments described below to the extent permitted by the Fund’s investment policies.

The following disclosures contain information on how and why the Fund uses financial derivative instruments, and how financial derivative instruments affect the Fund’s financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Consolidated Statement of Assets and Liabilities and the net realized gain (loss) and net change in unrealized appreciation (depreciation) on the Consolidated Statement of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Consolidated Schedule of Investments. The financial derivative instruments outstanding as of period end and the amounts of net realized gain (loss) and net change in unrealized appreciation (depreciation) on financial derivative instruments during the period, as disclosed in the Notes to Consolidated Schedule of Investments, serve as indicators of the volume of financial derivative activity for the Fund.

(a) Forward Foreign Currency Contracts  may be engaged, in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the Fund’s securities or as part of an investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market

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value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily, and the change in value is recorded by the Fund as an unrealized gain (loss). Realized gains (losses) are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed and are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain (loss) reflected on the Consolidated Statement of Assets and Liabilities. In addition, the Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. To mitigate such risk, cash or securities may be exchanged as collateral pursuant to the terms of the underlying contracts.

(b) Futures Contracts  are agreements to buy or sell a security or other asset for a set price on a future date and are traded on an exchange. The Fund may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Fund and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Fund is required to deposit with its futures broker an amount of cash, U.S. Government and Agency Obligations, or select sovereign debt, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and based on such movements in the price of the contracts, an appropriate payable or receivable for the change in value may be posted or collected by the Fund (“Futures Variation Margin”). Futures Variation Margins, if any, are disclosed within centrally cleared financial derivative instruments on the Consolidated Statement of Assets and Liabilities. Gains (losses) are recognized but not considered realized until the contracts expire or close. Futures contracts involve, to varying degrees, risk of loss in excess of the Futures Variation Margin included within exchange traded or centrally cleared financial derivative instruments on the Consolidated Statement of Assets and Liabilities.

(c) Options Contracts  may be written or purchased to enhance returns or to hedge an existing position or future investment. The Fund may write call and put options on securities and financial derivative instruments it owns or in which it may invest. Writing put options tends to increase the Fund’s exposure to the underlying instrument. Writing call options tends to decrease the Fund’s exposure to the underlying instrument. When the Fund writes a call or put, an amount equal to the premium received is recorded and subsequently marked to market to reflect the current value of the option written. These amounts are included on the Consolidated Statement of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain (loss). Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The Fund as a writer of an option has no control over whether the underlying instrument may be sold (“call”) or purchased (“put”) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Fund may not be able to enter into a closing transaction because of an illiquid market.

Purchasing call options tends to increase the Fund’s exposure to the underlying instrument. Purchasing put options tends to decrease the Fund’s exposure to the underlying instrument. The

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Fund pays a premium which is included as an asset on the Consolidated Statement of Assets and Liabilities and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain (loss) when the underlying transaction is executed.

Commodity Options  are options on commodity futures contracts (“Commodity Option”). The underlying instrument for the Commodity Option is not the commodity itself, but rather a futures contract for that commodity. The exercise of a Commodity Option will not include physical delivery of the underlying commodity but will result in a cash transfer for the amount of the difference between the current market value of the underlying futures contract and the strike price. For an option that is in-the-money, the Fund will normally offset its position rather than exercise the option to retain any remaining time value.

Inflation-Capped Options  may be written or purchased to enhance returns or for hedging opportunities. The purpose of purchasing inflation-capped options is to protect the Fund from inflation erosion above a certain rate on a given notional exposure. A floor can be used to give downside protection to investments in inflation-linked products.

Options on Indices  (“Index Option”) use a specified index as the underlying instrument for the option contract. The exercise for an Index Option will not include physical delivery of the underlying index but will result in a cash transfer of the amount of the difference between the settlement price of the underlying index and the strike price.

Straddle Options  (“Straddle”) are investment strategies that use combinations of options that allow the Fund to profit based on the future price movements of the underlying security, regardless of the direction of those movements. A written Straddle involves simultaneously writing a call option and a put option on the same security with the same strike price and expiration date. The written Straddle increases in value when the underlying security price has little volatility before the expiration date. A purchased Straddle involves simultaneously purchasing a call option and a put option on the same security with the same strike price and expiration date. The purchased Straddle increases in value when the underlying security price has high volatility, regardless of direction, before the expiration date.

(d) Swap Agreements  are bilaterally negotiated agreements between the Fund and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements may be privately negotiated in the over the counter market (“OTC swaps”) or may be cleared through a third party, known as a central counterparty or derivatives clearing organization (“Centrally Cleared Swaps”). The Fund may enter into asset, credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in

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accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Centrally Cleared Swaps are marked to market daily based upon valuations as determined from the underlying contract or in accordance with the requirements of the central counterparty or derivatives clearing organization. Changes in market value, if any, are reflected as a component of net change in unrealized appreciation (depreciation) on the Consolidated Statement of Operations. Daily changes in valuation of centrally cleared swaps (“Swap Variation Margin”), if any, are disclosed within centrally cleared financial derivative instruments on the Consolidated Statement of Assets and Liabilities. Centrally Cleared and OTC swap payments received or paid at the beginning of the measurement period are included on the Consolidated Statement of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Upfront premiums received (paid) are initially recorded as liabilities (assets) and subsequently marked to market to reflect the current value of the swap. These upfront premiums are recorded as realized gain (loss) on the Consolidated Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain (loss) on the Consolidated Statement of Operations. Net periodic payments received or paid by the Fund are included as part of realized gain (loss) on the Consolidated Statement of Operations.

For purposes of applying certain of the Fund’s investment policies and restrictions, swap agreements, like other derivative instruments, may be valued by the Fund at market value, notional value or full exposure value. In the case of a credit default swap, in applying certain of the Fund’s investment policies and restrictions, the Fund will value the credit default swap at its notional value or its full exposure value (i.e., the sum of the notional amount for the contract plus the market value), but may value the credit default swap at market value for purposes of applying certain of the Fund’s other investment policies and restrictions. For example, the Fund may value credit default swaps at full exposure value for purposes of the Fund’s credit quality guidelines (if any) because such value in general better reflects the Fund’s actual economic exposure during the term of the credit default swap agreement. As a result, the Fund may, at times, have notional exposure to an asset class (before netting) that is greater or lesser than the stated limit or restriction noted in the Fund’s prospectus. In this context, both the notional amount and the market value may be positive or negative depending on whether the Fund is selling or buying protection through the credit default swap. The manner in which certain securities or other instruments are valued by the Fund for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

Entering into swap agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Consolidated Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates or the values of the asset upon which the swap is based.

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The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk may be mitigated by having a master netting arrangement between the Fund and the counterparty and by the posting of collateral to the Fund to cover the Fund’s exposure to the counterparty.

To the extent the Fund has a policy to limit the net amount owed to or to be received from a single counterparty under existing swap agreements, such limitation only applies to counterparties to OTC swaps and does not apply to centrally cleared swaps where the counterparty is a central counterparty or derivatives clearing organization.

Commodity Forward Swap Agreements  (“Commodity Forwards”) are entered into to gain or mitigate exposure to the underlying referenced commodity. Commodity Forwards involve commitments between two parties where cash flows are exchanged at a future date based on the difference between a fixed and variable price with respect to the number of units of the commodity. At the maturity date, a net cash flow is exchanged, where the payoff amount is equivalent to the difference between the fixed and variable price of the underlying commodity multiplied by the number of units. To the extent the difference between the fixed and variable price of the underlying referenced commodity exceeds or falls short of the offsetting payment obligation, the Fund will receive a payment from or make a payment to the counterparty.

Credit Default Swap Agreements  on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues are entered into to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Fund owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event that the referenced entity, obligation or index, as specified in the swap agreement, undergoes a certain credit event. As a seller of protection on credit default swap agreements, the Fund will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap.

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are

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estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event).

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. The Fund may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are instruments for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues as of period end, if any, are disclosed in the Notes to Consolidated Schedule of Investments. They serve as an indicator of the current status of payment/performance risk and represent the likelihood or risk of default for the reference entity. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that the Fund as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of period end for which the Fund is the seller of protection are disclosed in the Notes to Consolidated Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering

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into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Fund for the same referenced entity or entities.

Interest Rate Swap Agreements  may be entered into to help hedge against interest rate risk exposure and to maintain the Fund’s ability to generate income at prevailing market rates. The value of the fixed rate bonds that the Fund holds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Fund may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by the Fund with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the buyer pays an upfront fee in consideration for the right to early terminate the swap transaction in whole, at zero cost and at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets.

Total Return Swap Agreements  are entered into to gain or mitigate exposure to the underlying reference asset. Total return swap agreements involve commitments where single or multiple cash flows are exchanged based on the price of an underlying reference asset and on a fixed or variable interest rate. Total return swap agreements may involve commitments to pay interest in exchange for a market-linked return. One counterparty pays out the total return of a specific underlying reference asset, which may include a single security, a basket of securities, or an index, and in return receives a fixed or variable rate. At the maturity date, a net cash flow is exchanged where the total return is equivalent to the return of the underlying reference asset less a financing rate, if any. As a receiver, the Fund would receive payments based on any net positive total return and would owe payments in the event of a net negative total return. As the payer, the Fund would owe payments on any net positive total return, and would receive payments in the event of a net negative total return.

Volatility Swap Agreements  are also known as forward volatility agreements and volatility swaps, and are agreements in which the counterparties agree to make payments in connection with changes in the volatility (i.e., the magnitude of change over a specified period of time) of an underlying referenced instrument, such as a currency, rate, index, security or other financial instrument. Volatility swaps permit the parties to attempt to hedge volatility risk and/or take positions on the projected future volatility of an underlying referenced instrument. For example, the Fund may enter into a volatility swap in order to take the position that the referenced instrument’s volatility will increase over a particular period of time. If the referenced instrument’s volatility does increase over the specified time, the Fund will receive payment from its counterparty based upon the amount by which the referenced instrument’s realized volatility level exceeds a volatility level agreed upon by the parties. If the referenced instrument’s volatility does not increase over the specified time, the Fund will make a payment to the counterparty based upon the amount by which the referenced

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instrument’s realized volatility level falls below the volatility level agreed upon by the parties. At the maturity date, a net cash flow is exchanged, where the payoff amount is equivalent to the difference between the realized price volatility of the referenced instrument and the strike multiplied by the notional amount. As a receiver of the realized price volatility, the Fund would receive the payoff amount when the realized price volatility of the referenced instrument is greater than the strike and would owe the payoff amount when the volatility is less than the strike. As a payer of the realized price volatility, the Fund would owe the payoff amount when the realized price volatility of the referenced instrument is greater than the strike and would receive the payoff amount when the volatility is less than the strike. Payments on a volatility swap will be greater if they are based upon the mathematical square of volatility (i.e., the measured volatility multiplied by itself, which is referred to as “variance”). This type of volatility swap is frequently referred to as a variance swap.

7. PRINCIPAL AND OTHER RISKS

(a) Principal Risks

The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are listed below.

Please see “Description of Principal Risks” in the Fund’s prospectus for a more detailed description of the risks of investing in the Fund.

Interest Rate Risk  is the risk that fixed income securities will decline in value because of an increase in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration.

Call Risk  is the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer’s credit quality). If an issuer calls a security that the Fund has invested in, the Fund may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features.

Credit Risk  is the risk that the Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to meet its financial obligations.

High Yield Risk  is the risk that high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) are subject to greater levels of credit, call and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments and may be more volatile than higher-rated securities of similar maturity.

Market Risk  is the risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries.

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Issuer Risk  is the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

Liquidity Risk  is the risk that a particular investment may be difficult to purchase or sell and that the Fund may be unable to sell illiquid investments at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income funds may be higher than normal, causing increased supply in the market due to selling activity.

Derivatives Risk  is the risk of investing in derivative instruments (such as futures, swaps and structured securities), including leverage, liquidity, interest rate, market, credit and management risks, and valuation complexity. Changes in the value of a derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and the Fund could lose more than the initial amount invested. The Fund’s use of derivatives may result in losses to the Fund, a reduction in the Fund’s returns and/or increased volatility. Over-the-counter (“OTC”) derivatives are also subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally-cleared derivative transactions might not be available for OTC derivatives. The primary credit risk on derivatives that are exchange-traded or traded through a central clearing counterparty resides with the Fund’s clearing broker, or the clearinghouse. Changes in regulation relating to a mutual fund’s use of derivatives and related instruments could potentially limit or impact the Fund’s ability to invest in derivatives, limit the Fund’s ability to employ certain strategies that use derivatives and/or adversely affect the value of derivatives and the Fund’s performance.

Issuer Non-Diversification Risk  is the risk of focusing investments in a small number of issuers, including being more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio might be. Funds that are “non-diversified” may invest a greater percentage of their assets in the securities of a single issuer (such as bonds issued by a particular state) than funds that are “diversified.”

Model Risk  is the risk that the Fund’s investment models used in making investment allocation decisions may not adequately take into account certain factors or may rely on inaccurate data inputs, may contain design flaws or faulty assumptions, and may rely on incomplete or inaccurate data, any of which may result in a decline in the value of an investment in the Fund.

Commodity Risk  is the risk that investing in commodity-linked derivative instruments may subject the Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, public health emergencies embargoes, tariffs and international economic, political and regulatory developments.

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Notes to Financial Statements (Cont.)

Mortgage-Related and Other Asset-Backed Securities Risk  is the risk of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk, prepayment risk and credit risk.

Foreign (Non-U.S.) Investment Risk  is the risk that investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, increased risk of delayed settlement of portfolio transactions or loss of certificates of portfolio securities, and the risk of unfavorable foreign government actions, including nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers.

Emerging Markets Risk  is the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk.

Sovereign Debt Risk  is the risk that investments in fixed income instruments issued by sovereign entities may decline in value as a result of default or other adverse credit event resulting from an issuer’s inability or unwillingness to make principal or interest payments in a timely fashion.

Currency Risk  is the risk that foreign (non-U.S.) currencies will change in value relative to the U.S. dollar and affect the Fund’s investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies.

Leveraging Risk  is the risk that certain transactions of the Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing the Fund to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss.

Management Risk  is the risk that the investment techniques and risk analyses applied by PIMCO, including the use of quantitative models or methods, will not produce the desired results and that actual or potential conflicts of interest, legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing the Fund and may cause PIMCO to restrict or prohibit participation in certain investments. There is no guarantee that the investment objective of the Fund will be achieved.

Short Exposure Risk  is the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale will not fulfill its contractual obligations, causing a loss to the Fund.

Tax Risk  is the risk that the tax treatment of swap agreements and other derivative instruments, such as commodity-linked derivative instruments, including commodity index-linked notes, swap agreements, commodity options, futures, and options on futures, may be affected by future regulatory or legislative changes that could affect whether income from such investments is

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“qualifying income” under Subchapter M of the Internal Revenue Code, or otherwise affect the character, timing and/or amount of the Fund’s taxable income or gains and distributions.

Subsidiary Risk  is the risk that, by investing in the Fund’s subsidiary, the Fund is indirectly exposed to the risks associated with the subsidiary’s investments. The Fund subsidiary is not registered under the 1940 Act and may not be subject to all the investor protections of the 1940 Act. There is no guarantee that the investment objective of the subsidiary will be achieved.

LIBOR Transition Risk  is the risk related to the anticipated discontinuation of the London Interbank Offered Rate (“LIBOR”) by the end of 2021. Certain instruments held by the Fund rely in some fashion upon LIBOR. Although the transition process away from LIBOR has become increasingly well-defined in advance of the anticipated discontinuation date, there remains uncertainty regarding the nature of any replacement rate, and any potential effects of the transition away from LIBOR on the Fund or on certain instruments in which the Fund invests can be difficult to ascertain. The transition process may involve, among other things, increased volatility or illiquidity in markets for instruments that currently rely on LIBOR and may result in a reduction in value of certain instruments held by the Fund.

(b) Other Risks

In general, the Fund may be subject to additional risks, including, but not limited to, risks related to government regulation and intervention in financial markets, operational risks, risks associated with financial, economic and global market disruptions, and cybersecurity risks. Please see the Fund’s prospectus and Statement of Additional Information for a more detailed description of the risks of investing in the Fund. Please see the Important Information section of this report for additional discussion of certain regulatory and market developments that may impact the Fund’s performance.

Market Disruption Risk  The Fund is subject to investment and operational risks associated with financial, economic and other global market developments and disruptions, including those arising from war, terrorism, market manipulation, government interventions, defaults and shutdowns, political changes or diplomatic developments, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics) and natural/environmental disasters, which can all negatively impact the securities markets and cause the Fund to lose value. These events can also impair the technology and other operational systems upon which the Fund’s service providers, including PIMCO as the Fund’s investment adviser, rely, and could otherwise disrupt the Fund’s service providers’ ability to fulfill their obligations to the Fund. For example, the recent spread of an infectious respiratory illness caused by a novel strain of coronavirus (known as COVID-19) has caused volatility, severe market dislocations and liquidity constraints in many markets, including markets for the securities the Fund holds, and may adversely affect the Fund’s investments and operations. Please see the Important Information section for additional discussion of the COVID-19 pandemic.

Government Intervention in Financial Markets  Federal, state, and other governments, their regulatory agencies, or self-regulatory organizations may take actions that affect the regulation of the instruments in which the Fund invests, or the issuers of such instruments, in ways that are unforeseeable. Legislation or regulation may also change the way in which the Fund itself is regulated. Such legislation or regulation could limit or preclude the Fund’s ability to achieve its investment objective. Furthermore, volatile financial markets can expose the Fund to greater market and liquidity risk and potential difficulty in valuing portfolio instruments held by the Fund. The value

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Notes to Financial Statements (Cont.)

of the Fund’s holdings is also generally subject to the risk of future local, national, or global economic disturbances based on unknown weaknesses in the markets in which the Fund invests. In addition, it is not certain that the U.S. Government will intervene in response to a future market disturbance and the effect of any such future intervention cannot be predicted. It is difficult for issuers to prepare for the impact of future financial downturns, although companies can seek to identify and manage future uncertainties through risk management programs.

Regulatory Risk  Financial entities, such as investment companies and investment advisers, are generally subject to extensive government regulation and intervention. Government regulation and/or intervention may change the way the Fund is regulated, affect the expenses incurred directly by the Fund and the value of its investments, and limit and/or preclude the Fund’s ability to achieve its investment objective. Government regulation may change frequently and may have significant adverse consequences. Moreover, government regulation may have unpredictable and unintended effects.

Operational Risk  An investment in the Fund, like any fund, can involve operational risks arising from factors such as processing errors, human errors, inadequate or failed internal or external processes, failures in systems and technology, changes in personnel and errors caused by third-party service providers. The occurrence of any of these failures, errors or breaches could result in a loss of information, regulatory scrutiny, reputational damage or other events, any of which could have a material adverse effect on the Fund. While the Fund seeks to minimize such events through controls and oversight, there may still be failures that could cause losses to the Fund.

Cyber Security Risk  As the use of technology has become more prevalent in the course of business, the Fund has become potentially more susceptible to operational and information security risks resulting from breaches in cyber security. A breach in cyber security refers to both intentional and unintentional cyber events that may, among other things, cause the Fund to lose proprietary information, suffer data corruption and/or destruction or lose operational capacity, result in the unauthorized release or other misuse of confidential information, or otherwise disrupt normal business operations. Cyber security failures or breaches may result in financial losses to the Fund and its shareholders. These failures or breaches may also result in disruptions to business operations, potentially resulting in financial losses; interference with the Fund’s ability to calculate its net asset value, process shareholder transactions or otherwise transact business with shareholders; impediments to trading; violations of applicable privacy and other laws; regulatory fines; penalties; reputational damage; reimbursement or other compensation costs; additional compliance and cyber security risk management costs and other adverse consequences. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future.

8. MASTER NETTING ARRANGEMENTS

The Fund may be subject to various netting arrangements (“Master Agreements”) with select counterparties. Master Agreements govern the terms of certain transactions, and are intended to reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that is intended to improve legal certainty. Each type of Master Agreement governs certain types of transactions. Different types of transactions may be traded out of different legal entities or affiliates of a particular organization, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow the Fund to close out and net its total exposure to a

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counterparty in the event of a default with respect to all the transactions governed under a single Master Agreement with a counterparty. For financial reporting purposes the Consolidated Statement of Assets and Liabilities generally presents derivative assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under most Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other securities may be used depending on the terms outlined in the applicable Master Agreement. Securities and cash pledged as collateral are reflected as assets on the Consolidated Statement of Assets and Liabilities as either a component of Investments at value (securities) or Deposits with counterparty. Cash collateral received is not typically held in a segregated account and as such is reflected as a liability on the Consolidated Statement of Assets and Liabilities as Deposits from counterparty. The market value of any securities received as collateral is not reflected as a component of NAV. The Fund’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and certain sale-buyback transactions between the Fund and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Consolidated Schedule of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern certain forward settling transactions, such as TBA securities, delayed-delivery or certain sale-buyback transactions by and between the Fund and select counterparties. The Master Forward Agreements maintain provisions for, among other things, transaction initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Consolidated Schedule of Investments.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Such transactions require posting of initial margin as determined by each relevant clearing agency which is segregated in an account at a futures commission merchant (“FCM”) registered with the Commodity Futures Trading Commission. In the United States, counterparty risk may be reduced as creditors of an FCM cannot have a claim to Fund assets in the segregated account. Portability of exposure reduces risk to the Fund. Variation margin, or changes in market value, are generally exchanged daily, but may not be netted between futures and cleared OTC derivatives unless the parties have agreed to a separate arrangement in respect of portfolio margining. The market value or accumulated unrealized appreciation

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Notes to Financial Statements (Cont.)

(depreciation), initial margin posted, and any unsettled variation margin as of period end are disclosed in the Notes to Consolidated Schedule of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern bilateral OTC derivative transactions entered into by the Fund with select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral posting and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. The ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level or as required by regulation. Similarly, if required by regulation, the Fund may be required to post additional collateral beyond coverage of daily exposure. These amounts, if any, may (or if required by law, will) be segregated with a third-party custodian. To the extent the Fund is required by regulation to post additional collateral beyond coverage of daily exposure, it could potentially incur costs, including in procuring eligible assets to meet collateral requirements, associated with such posting. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Consolidated Schedule of Investments.

9. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Fund at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate as noted in the table in note (b) below.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs.

The Investment Advisory Fee and Supervisory and Administrative Fees for all classes, as applicable, are charged at the annual rate as noted in the following table (calculated as a percentage of the Fund’s average daily net assets attributable to each class):

Investment Advisory Fee	Supervisory and Administrative Fee

All Classes	Institutional Class	I-2	I-3	Administrative Class	Class A	Class C

0.49%	0.25%	0.35%	0.45%(1)	0.25%~	0.45%	0.45%

~	This share class was liquidated during the reporting period.
(1)	PIMCO has contractually agreed, through July 31, 2021, to waive its supervisory and administrative fee for I-3 shares by 0.05% of the average daily net assets attributable to I-3 shares of the Fund.

(c) Distribution and Servicing Fees PIMCO Investments LLC, a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares.

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The Trust has adopted separate Distribution and Servicing Plans with respect to the Class A and Class C shares of the Trust pursuant to Rule 12b-1 under the Act. In connection with the distribution of Class C shares of the Trust, the Distributor receives distribution fees from the Trust of up to 0.75% for Class C shares, and in connection with personal services rendered to Class A and Class C shareholders and the maintenance of such shareholder accounts, the Distributor receives servicing fees from the Trust of up to 0.25% for each of Class A and Class C shares (percentages reflect annual rates of the average daily net assets attributable to the applicable class).

The Trust has adopted a Distribution and Servicing Plan with respect to the Administrative Class shares of the Fund pursuant to Rule 12b-1 under the Act (the “Administrative Class Plan”). Under the terms of the Administrative Class Plan, the Fund may compensate the Distributor for providing, or procuring through financial intermediaries, distribution, administrative, recordkeeping, shareholder and/or related services with respect to Administrative Class shares. The Administrative Class Plan permits the Fund to make total payments at an annual rate of up to 0.25% of the average daily net assets attributable to the Administrative Class shares.

The Trust paid distribution and servicing fees at effective rates as noted in the following table (calculated as a percentage of the Fund’s average daily net assets attributable to each class):

	Allowable Rate

	Distribution Fee	Servicing Fee

Class A	—	0.25%

Class C	0.75%	0.25%

	Distribution and/or Servicing Fee

Administrative Class	0.25%~

~	This share class was liquidated during the reporting period.

The Distributor also received the proceeds of the initial sales charges paid by the shareholders upon the purchase of Class A shares, except for the PIMCO Short Asset Investment Fund, and the contingent deferred sales charges paid by the shareholders upon certain redemptions of Class A and Class C shares, except for the PIMCO Government Money Market Fund and the PIMCO Short Asset Investment Fund. For the period ended March 31, 2021, the Distributor retained $5,518,745 representing commissions (sales charges) and contingent deferred sales charges from the Trust.

(d) Fund Expenses  PIMCO provides or procures supervisory and administrative services for shareholders and also bears the costs of various third-party services required by the Fund, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Trust is responsible for the following expenses: (i) taxes and governmental fees; (ii) brokerage fees and commissions and other portfolio transaction expenses; (iii) the costs of borrowing money, including interest expenses; (iv) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit (except the PIMCO All Asset and PIMCO All Asset All Authority Funds); (v) extraordinary expense, including costs of litigation and indemnification expenses; (vi) organizational expenses; and (vii) any expenses allocated or allocable to a specific class of shares, which may include certain other expenses as permitted by the Trust’s Multi-Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval

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Notes to Financial Statements (Cont.)

by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual fund operating expenses per share class.

The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

(e) Expense Limitation  Pursuant to the Expense Limitation Agreement, PIMCO has agreed to waive a portion of the Fund’s Supervisory and Administrative Fee, or reimburse the Fund, to the extent that the Fund’s organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata share of Trustee Fees exceed 0.0049%, the “Expense Limit” (calculated as a percentage of the Fund’s average daily net assets attributable to each class). The Expense Limitation Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term.

In any month in which the supervision and administration agreement is in effect, PIMCO is entitled to reimbursement by the Fund of any portion of the supervisory and administrative fee waived or reimbursed pursuant to the Expense Limitation Agreement (the “Reimbursement Amount”) during the previous thirty-six months from the date of the waiver, provided that such amount paid to PIMCO will not: i) together with any organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata Trustee fees, exceed, for such month, the Expense Limit (or the amount of the expense limit in place at the time the amount being recouped was originally waived if lower than the Expense Limit); ii) exceed the total Reimbursement Amount; or iii) include any amounts previously reimbursed to PIMCO. At March 31, 2021, there were no recoverable amounts.

Pursuant to a Fee Waiver Agreement, PIMCO has contractually agreed, through July 31, 2021, to reduce its supervisory and administrative fee for I-3 shares by 0.05% of the average daily net assets attributable to I-3 shares of the Fund. This Fee Waiver Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term.

The waiver is reflected on the Consolidated Statement of Operations as a component of Waiver and/or Reimbursement by PIMCO. For the period ended March 31, 2021, the amount was $8,449.

(f) Acquired Fund Fees and Expenses  PIMCO Cayman Commodity Fund III, Ltd. (the “Commodity Subsidiary”) has entered into a separate contract with PIMCO for the management of the Commodity Subsidiary’s portfolio pursuant to which the Commodity Subsidiary pays PIMCO a management fee and an administrative services fee at the annual rates of 0.49% and 0.20%, respectively, of its net assets. PIMCO has contractually agreed to waive the Fund’s Investment Advisory Fee and the Supervisory and Administrative Fee in an amount equal to the management fee and administrative services fee, respectively, paid to PIMCO by the Commodity Subsidiary. This waiver may not be terminated by PIMCO and will remain in effect for as long as PIMCO’s contract with the Commodity Subsidiary is in place. The waiver is reflected on the Consolidated Statement of Operations as a component of Waiver and/or Reimbursement by PIMCO. For the period ended March 31, 2021, the amount was $6,140,518. See Note 15, Basis for Consolidation in the Notes to Financial Statements for more information regarding the Commodity Subsidiary.

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10. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees paid to these parties are disclosed in Note 9, Fees and Expenses, and the accrued related party fee amounts are disclosed on the Consolidated Statement of Assets and Liabilities.

The Fund is permitted to purchase or sell securities from or to certain related affiliated funds under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that are, or could be, considered an affiliate, or an affiliate of an affiliate, by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 under the Act. Further, as defined under the procedures, each transaction is effected at the current market price. Purchases and sales of securities pursuant to Rule 17a-7 under the Act for the period ended March 31, 2021, were as follows (amounts in thousands†):

Purchases	Sales

$501	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.

11. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee or officer of the Trust is indemnified and each employee or other agent of the Trust (including the Trust’s investment manager) may be indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts.

12. PURCHASES AND SALES OF SECURITIES

The length of time the Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Fund is known as “portfolio turnover.” The Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover may involve correspondingly greater transaction costs, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities, which are borne by the Fund. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates when distributed to shareholders). The transaction costs associated with portfolio turnover may adversely affect the Fund’s performance. The portfolio turnover rates are reported in the Financial Highlights.

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Notes to Financial Statements (Cont.)

Purchases and sales of securities (excluding short-term investments) for the period ended March 31, 2021, were as follows (amounts in thousands†):

U.S. Government/Agency		All Other

Purchases	Sales	Purchases	Sales

$8,496,092	$8,624,314	$295,661	$443,977

†	A zero balance may reflect actual amounts rounding to less than one thousand.

13. REDEMPTIONS IN-KIND

The redemptions in-kind are reflected on the Statement of Operations as a component of Net Realized Gain (Loss) on Investments in securities. For the period ended March 31, 2021, the Fund realized gains or losses from in-kind redemptions, by affiliated Funds, of approximately (amounts in thousands†):

Realized Gains	Realized Losses

$3,686	$(1,170)

†	A zero balance may reflect actual amounts rounding to less than one thousand.

14. SHARES OF BENEFICIAL INTEREST

The Trust may issue an unlimited number of shares of beneficial interest with a $0.01 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands†):

	Year Ended 03/31/2021				Year Ended 03/31/2020
	Shares(b)		Amount		Shares(b)	Amount

Receipts for shares sold

Institutional Class	164,397		$1,256,722		133,564	$1,136,199

I-2	47,613		399,943		50,551	474,520

I-3	1,252		11,288		817	8,464

Administrative Class	292	(a)	1,124	(a)	221	2,176

Class A	3,597		30,814		3,701	35,207

Class C	224		1,872		127	1,226

Issued as reinvestment of distributions

Institutional Class	1,126		9,185		4,437	43,095

I-2	404		3,324		1,509	14,624

I-3	8		64		49	477

Administrative Class	2	(a)	7	(a)	7	70

Class A	14		110		138	1,334

Class C	0		3		12	110

Cost of shares redeemed

Institutional Class	(297,795)		(2,481,826)		(56,401)	(551,504)

I-2	(26,841)		(230,667)		(37,116)	(344,626)

I-3	(1,378)		(11,649)		(769)	(7,869)

Administrative Class	(1,163	)(a)	(5,540	)(a)	(668)	(6,920)

Class A	(3,714)		(32,432)		(5,036)	(49,624)

Class C	(514)		(4,292)		(551)	(5,325)

Net increase (decrease) resulting from Fund share transactions	(112,476)		$(1,051,950)		94,592	$751,634

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Administrative Class Shares liquidated at the close of business on March 12, 2021.
(b)	A one for two reverse share split, effective March 26, 2021, has been retroactively applied.

76	PIMCO COMMODITIESPLUS® STRATEGY FUND

March 31, 2021

At a meeting held on February 9-10, 2021, the Board was notified of a reverse share split for each class of the Fund, pursuant to which shareholders received one share in exchange for every two shares of the Fund.

The reverse share splits were effective March 26, 2021. While the reverse share splits reduced the number of outstanding shares of each class of the Fund, they proportionately increased the NAV per share of each class of the Fund such that the aggregate market value of the Fund’s shares remained the same. The reverse share splits applied the same ratio to each class of shares of the Fund, with the Fund affecting its reverse share split at its own ratio, to result in a NAV per share closer to $10.00. The reverse share splits do not alter the rights or total value of a shareholder’s investment in the Fund, nor are they a taxable event for Fund investors.

The Shares of Beneficial Interest and Financial Highlights prior to March 26, 2021 for the Fund has been adjusted to reflect the reverse share split.

As of March 31, 2021, one shareholder owned 10% or more of the Fund’s total outstanding shares comprising 18% of the Fund, and the shareholder is a related party of the Fund. Related parties may include, but are not limited to, the investment adviser and its affiliates, affiliated broker dealers, fund of funds and directors or employees of the Trust or Adviser.

15. BASIS FOR CONSOLIDATION

The Commodity Subsidiary, a Cayman Islands exempted company, was incorporated on April 14, 2010, as a wholly owned subsidiary acting as an investment vehicle for the Fund in order to effect certain investments for the Fund consistent with the Fund’s investment objectives and policies as specified in its prospectus and statement of additional information. The Fund’s investment portfolio has been consolidated and includes the portfolio holdings of the Fund and the Commodity Subsidiary. The consolidated financial statements include the accounts of the Fund and the Commodity Subsidiary, if any. All inter-company transactions and balances have been eliminated. A subscription agreement was entered into between the Fund and the Commodity Subsidiary, comprising the entire issued share capital of the Commodity Subsidiary, with the intent that the Fund will remain the sole shareholder and retain all rights. Under the Memorandum and Articles of Association, shares issued by the Commodity Subsidiary confer upon a shareholder the right to receive notice of, to attend and to vote at general meetings of the Commodity Subsidiary and shall confer upon the shareholder rights in a winding-up or repayment of capital and the right to participate in the profits or assets of the Commodity Subsidiary. The net assets of the Commodity Subsidiary as of period end represented 30.1% of the Fund’s consolidated net assets.

16. REGULATORY AND LITIGATION MATTERS

The Fund is not named as a defendant in any material litigation or arbitration proceedings and is not aware of any material litigation or claim pending or threatened against it.

The foregoing speaks only as of the date of this report.

17. FEDERAL INCOME TAX MATTERS

The Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

ANNUAL REPORT	MARCH 31, 2021	77

Notes to Financial Statements (Cont.)

The Fund may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Adviser has reviewed the Fund’s tax positions for all open tax years. As of March 31, 2021, the Fund has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Fund files U.S. federal, state, and local tax returns as required. The Fund’s tax returns are subject to examination by relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

The Fund may gain exposure to the commodities markets primarily through investments in swap agreements, futures and options.

The Fund may also gain exposure indirectly to commodity markets by investing in the Commodity Subsidiary, which may invest without limit in commodity-linked swap agreements and other commodity-linked derivative instruments.

One of the requirements for favorable tax treatment as a regulated investment company under the Code is that the Fund must derive at least 90% of its gross income from certain qualifying sources of income. The Internal Revenue Service (“IRS”) has issued a revenue ruling which holds that income derived from commodity index-linked derivatives, if earned directly by the Fund, is not qualifying income under Subchapter M of the Code. The IRS has issued private letter rulings in which the IRS specifically concluded that income derived from an investment in a subsidiary that provides commodity-linked exposure through its investments will be qualifying income. Based on the reasoning in such rulings, the Fund will continue to seek to gain exposure to the commodity markets primarily through investments in the Commodity Subsidiary and perhaps through commodity-linked notes.

It should be noted, however, that the IRS currently has ceased the issuance of such rulings. In addition, the IRS also issued a revenue procedure, which states that the IRS will not in the future issue private letter rulings that would require a determination of whether an asset (such as a commodity index-linked note) is a “security” under the Act.

The IRS issued in September 2016 proposed regulations that would have generally treated the Fund’s income inclusion (under Subpart F of the Code) with respect to the Commodity Subsidiary as qualifying income only if there were a distribution during the same taxable year out of the earnings and profits of the Commodity Subsidiary attributable to such income inclusion. In March 2019, the IRS issued final regulations (so modifying the proposed regulations) providing that (i) it will not rule on the determination of whether a financial instrument or position is a security under the Act; (ii) any earnings and profits paid out in the same taxable year as earned by a controlled foreign corporation to the Fund is treated as qualifying dividends; and (iii) that income inclusion by the Fund of its Commodity Subsidiary’s earnings would be treated as other qualifying income if derived with respect to the Fund’s business of investing in stock, securities, or currencies.

78	PIMCO COMMODITIESPLUS® STRATEGY FUND

March 31, 2021

There can be no assurance that the IRS will not change its position that income derived from commodity-linked notes and wholly-owned subsidiaries is qualifying income. Furthermore, the tax treatment of commodity-linked notes, other commodity-linked derivatives, and the Fund’s investments in the Commodity Subsidiary may otherwise be adversely affected by future legislation, court decisions, Treasury Regulations and/or guidance issued by the IRS. Such developments could affect the character, timing and/or amount of the Fund’s taxable income or any distributions made by the Fund or result in the inability of the Fund to operate as described in its prospectus.

If, during a taxable year, the Commodity Subsidiary’s taxable losses (and other deductible items) exceed its income and gains, the net loss will not pass through to the Fund as a deductible amount for income tax purposes. In the event the Commodity Subsidiary’s taxable gains exceed its losses and other deductible items during a taxable year, the net gain will pass through to the Fund as ordinary income for Federal income tax purposes.

As of March 31, 2021, the components of distributable taxable earnings are as follows (amounts in thousands†):

	Undistributed Ordinary Income(1)	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation)(2)	Other Book-to-Tax Accounting Differences(3)	Accumulated Capital Losses(4)	Qualified Late-Year Loss Deferral - Capital(5)	Qualified Late-Year Loss Deferral - Ordinary(6)	Total Distributable Earnings

PIMCO CommoditiesPLUS® Strategy Fund	$1,308,475	$0	$45,189	$(12)	$(100,364)	$0	$0	$1,253,288

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)	Includes undistributed short-term capital gains, if any.
(2)

Adjusted for open wash sale loss deferrals and the accelerated recognition of unrealized gain or loss on certain futures, and forward contracts for federal income tax purposes. Also adjusted for differences between book and tax realized and unrealized gain (loss) on swap contracts, sale/buyback transactions, straddle loss deferrals, Treasury Inflation Protected Securities (TIPs), and Controlled Foreign Corporation (CFC) basis adjustment.

(3)	Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America, mainly for organizational costs at fiscal year-end.
(4)	Capital losses available to offset future net capital gains expire in varying amounts as shown below.
(5)	Capital losses realized during the period November 1, 2020 through March 31, 2021 which the Fund elected to defer to the following taxable year pursuant to income tax regulations.
(6)

Specified losses realized during the period November 1, 2020 through March 31, 2021 and Ordinary losses realized during the period January 1, 2021 through March 31, 2021, which the Funds elected to defer to the following taxable year pursuant to income tax regulations.

Under the Regulated Investment Company Modernization Act of 2010, a fund is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law.

As of March 31, 2021, the Fund had the following post-effective capital losses with no expiration (amounts in thousands†):

	Short-Term	Long-Term

PIMCO CommoditiesPLUS® Strategy Fund	$37,141	$63,223

†	A zero balance may reflect actual amounts rounding to less than one thousand.

ANNUAL REPORT	MARCH 31, 2021	79

Notes to Financial Statements (Cont.)

March 31, 2021

As of March 31, 2021, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands†):

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)(7)

PIMCO CommoditiesPLUS® Strategy Fund	$3,203,334	$231,230	$(186,035)	$45,195

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(7)

Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) on investments are attributable to open wash sale loss deferrals, sale/buyback transactions, unrealized gain or loss on certain futures, and forward contracts, realized and unrealized gain (loss) swap contracts, straddle loss deferrals, Treasury Inflation Protected Securities (TIPs), and Controlled Foreign Corporation (CFC) basis adjustment.

For the fiscal years ended March 31, 2021 and March 31, 2020, respectively, the Fund made the following tax basis distributions (amounts in thousands†):

	March 31, 2021			March 31, 2020

	Ordinary Income Distributions(8)	Long-Term Capital Gain Distributions	Return of Capital(9)	Ordinary Income Distributions(8)	Long-Term Capital Gain Distributions	Return of Capital(9)

PIMCO CommoditiesPLUS® Strategy Fund	$13,113	$0	$0	$65,015	$0	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(8)	Includes short-term capital gains distributed, if any.
(9)

A portion of the distributions made represents a tax return of capital. Return of capital distributions have been reclassified from undistributed net investment income to paid-in capital to more appropriately conform financial accounting to tax accounting.

80	PIMCO COMMODITIESPLUS® STRATEGY FUND

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of PIMCO Funds and Shareholders of PIMCO CommoditiesPLUS® Strategy Fund

Opinion on the Financial Statements

We have audited the accompanying consolidated statement of assets and liabilities, including the consolidated schedule of investments, of PIMCO CommoditiesPLUS® Strategy Fund and its subsidiary (one of the funds constituting PIMCO Funds, referred to hereafter as the “Fund”) as of March 31, 2021, the related consolidated statement of operations for the year ended March 31, 2021, the consolidated statement of changes in net assets for each of the two years in the period ended March 31, 2021, including the related notes, and the financial highlights (consolidated) for each of the periods indicated therein (collectively referred to as the “consolidated financial statements”). In our opinion, the consolidated financial statements present fairly, in all material respects, the financial position of the Fund as of March 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended March 31, 2021 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These consolidated financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s consolidated financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these consolidated financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the consolidated financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements. Our procedures included confirmation of securities owned as of March 31, 2021 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Kansas City, Missouri

May 27, 2021

We have served as the auditor of one or more investment companies in PIMCO Funds since 1987.

ANNUAL REPORT	MARCH 31, 2021	81

Glossary: (abbreviations that may be used in the preceding statements)

Counterparty Abbreviations:
BOA	Bank of America N.A.	JPM	JP Morgan Chase Bank N.A.
BOS	BofA Securities, Inc.	JPS	J.P. Morgan Securities LLC
BPG	BNP Paribas Securities Corp.	MAC	Macquarie Bank Limited
BPS	BNP Paribas S.A.	MBC	HSBC Bank Plc
CBK	Citibank N.A.	MEI	Merrill Lynch International
CIB	Canadian Imperial Bank of Commerce	MYC	Morgan Stanley Capital Services LLC
DUB	Deutsche Bank AG	MYI	Morgan Stanley & Co. International PLC
FBF	Credit Suisse International	RBC	Royal Bank of Canada
FICC	Fixed Income Clearing Corporation	SCX	Standard Chartered Bank, London
GLM	Goldman Sachs Bank USA	SOG	Societe Generale Paris
GST	Goldman Sachs International	TOR	The Toronto-Dominion Bank
HUS	HSBC Bank USA N.A.	UAG	UBS AG Stamford
IND	Crédit Agricole Corporate and Investment Bank S.A.	UBS	UBS Securities LLC

Currency Abbreviations:
CAD	Canadian Dollar	MXN	Mexican Peso
EUR	Euro	NZD	New Zealand Dollar
GBP	British Pound	USD (or $)	United States Dollar
JPY	Japanese Yen

Exchange Abbreviations:
CBOT	Chicago Board of Trade	KCBT	Kansas City Board of Trade
CMX	Commodity Exchange, Inc.	NYMEX	New York Mercantile Exchange
ICE	IntercontinentalExchange®	OTC	Over the Counter

Index/Spread Abbreviations:
BCOMF1NTC	Bloomberg Commodity Index 1-Month Forward Total Return Custom Index	HOBR	Heating Oil Brent Crude
BCOMF1TC	Bloomberg Commodity Index 1-Month Forward Total Return	JMABFNJ2	J.P. Morgan Custom Commodity Index
BCOMTR	Bloomberg Commodity Index Total Return	JMABNIC5	J.P. Morgan Custom Commodity Index
BRENT	Brent Crude	LLSCO	Light Louisiana Sweet WTI Crude Oil Options
CCA	California Carbon Allowance	MEHCO	Magellan East Houston WTI Crude Oil Options
CMBX	Commercial Mortgage-Backed Index	MEHMID	Magellan East Houston WTI Crude Oil vs. WTI Midland Crude Oil
CMDSKEWLS	CBEO SKEW Index is an index derived from the price of S&P 500 tail risk	OPIS	Oil Price Information Service
CPALEMU	Euro Area All Items Non-Seasonally Adjusted Index	PIMCODB	PIMCO Custom Commodity Basket
CPTFEMU	Eurozone HICP ex-Tobacco Index	PIMCODBU	PIMCO Custom Commodity Basket
CPURNSA	Consumer Price All Urban Non-Seasonally Adjusted Index	SPGCENP	S&P GSCI Energy Official Close Index ER
CSIXTR	Credit Suisse U.S. Dollar Total Return Index	TTFNBP	Dutch Title Transfer Facility vs. UK National Balancing Point Natural Gas Spread
EUR5050	European 50/50 Refining Margin	UKRPI	United Kingdom Retail Prices Index
EURMARGIN	European Refined Margin	ULSD	Ultra-Low Sulfur Diesel
EUROBOBCO	Margin Eurobob Gasoline vs. Brent	ULSDCO	Ultra-Low Sulfur Diesel Crude
GOLDLNPM	London Gold Market Fixing Ltd. PM	US0003M	ICE 3-Month USD LIBOR

82	PIMCO COMMODITIESPLUS® STRATEGY FUND

(Unaudited)

Other Abbreviations:
ABS	Asset-Backed Security	LIBOR	London Interbank Offered Rate
ALT	Alternate Loan Trust	oz.	Ounce
BTP	Buoni del Tesoro Poliennali “Long-term Treasury Bond”	RBOB	Reformulated Blendstock for Oxygenate Blending
CLO	Collateralized Loan Obligation	TBA	To-Be-Announced
DAC	Designated Activity Company	WTI	West Texas Intermediate

ANNUAL REPORT	MARCH 31, 2021	83

Federal Income Tax Information

(Unaudited)

As required by the Internal Revenue Code (“Code”) and Treasury Regulations, if applicable, shareholders must be notified within 60 days of the Fund’s fiscal year end regarding the status of qualified dividend income and the dividend received deduction.

Dividend Received Deduction  Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Fund’s dividend distribution that qualifies under tax law. The percentage of the following Fund’s Fiscal 2021 ordinary income dividend that qualifies for the corporate dividend received deduction is set forth below:

Qualified Dividend Income  Under the Jobs and Growth Tax Relief Reconciliation Act of 2003, the following percentage of ordinary dividends paid during the fiscal year ended March 31, 2021 was designated as ‘qualified dividend income’ as defined in the Jobs and Growth Tax Relief Reconciliation Act of 2003 subject to reduced tax rates in 2021:

Qualified Interest Income and Qualified Short-Term Capital Gain (for non-U.S. resident shareholders only)  Under the American Jobs Creation Act of 2004, the following amounts of ordinary dividends paid during the fiscal year ended March 31, 2021 are considered to be derived from “qualified interest income,” as defined in Section 871(k)(1)(E) of the Code, and therefore are designated as interest-related dividends, as defined in Section 871(k)(1)(C) of the Code. Further, the following amounts of ordinary dividends paid during the fiscal year ended March 31, 2021 are considered to be derived from “qualified short-term capital gain,” as defined in Section 871(k)(2)(D) of the Code, and therefore are designated as qualified short-term gain dividends, as defined by Section 871(k)(2)(C) of the Code.

	Dividend Received Deduction %	Qualified Dividend Income %	Qualified Interest Income (000s† )	Qualified Short-Term Capital Gain (000s†)
PIMCO CommoditiesPLUS® Strategy Fund	0%	0%	$8,736	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. In January 2022, you will be advised on IRS Form 1099-DIV as to the federal tax status of the dividends and distributions received by you in calendar year 2021.

Section 163(j) Interest Dividends  The fund intends to pass through the maximum amount allowable as Section 163(j) Interest Dividends as defined in Proposed Treasury Section 1.163(j)-1(b). The 163(j) percentage of ordinary income distributions are as follows:

163 (j) Interest Dividends %
PIMCO CommoditiesPLUS® Strategy Fund	0%

84	PIMCO COMMODITIESPLUS® STRATEGY FUND

Management of the Trust

(Unaudited)

The charts below identify the Trustees and executive officers of the Trust. Unless otherwise indicated, the address of all persons below is 650 Newport Center Drive, Newport Beach, CA 92660.

The Funds’ Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at (888) 87-PIMCO or visit the Funds’ website at www.pimco.com.

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served†	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Public Company and Investment Company Directorships Held by Trustee During the Past 5 Years

Interested Trustees[1]

Peter G. Strelow (1970) Chairman of the Board and Trustee	05/2017 to present Chairman 02/2019 to present	Managing Director and Co-Chief Operating Officer, PIMCO. Senior Vice President of the Trust, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Chief Administrative Officer, PIMCO.	149	Chairman and Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT.

Kimberley G. Stafford (1978) Trustee	02/2021 to present	Managing Director and Global Head of Product Strategy, PIMCO; and Member of Executive Committee. Formerly, Head of Asia-Pacific, Global Head of Consultant Relations and Head of US Institutional and Alternatives Sales, PIMCO.	149	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT.

Independent Trustees
Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served†	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Public Company and Investment Company Directorships Held by Trustee During the Past 5 Years

George E. Borst (1948) Trustee	04/2015 to present	Executive Advisor, McKinsey & Company; Formerly, Executive Advisor, Toyota Financial Services; and CEO, Toyota Financial Services.	149	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, MarineMax Inc.

Jennifer Holden Dunbar (1963) Trustee	04/2015 to present	Managing Director, Dunbar Partners, LLC (business consulting and investments). Formerly, Partner, Leonard Green & Partners, L.P.	149	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, PS Business Parks; Director, Big 5 Sporting Goods Corporation.

Kym M. Hubbard (1957) Trustee	02/2017 to present	Formerly, Global Head of Investments, Chief Investment Officer and Treasurer, Ernst & Young.	149	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, State Auto Financial Corporation.

Gary F. Kennedy (1955) Trustee	04/2015 to present	Formerly, Senior Vice President, General Counsel and Chief Compliance Officer, American Airlines and AMR Corporation (now American Airlines Group).	149	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Peter B. McCarthy (1950) Trustee	04/2015 to present	Formerly, Assistant Secretary and Chief Financial Officer, United States Department of Treasury; Deputy Managing Director, Institute of International Finance.	149	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

ANNUAL REPORT	MARCH 31, 2021	85

Management of the Trust (Cont.)

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served†	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Public Company and Investment Company Directorships Held by Trustee During the Past 5 Years

Ronald C. Parker (1951) Lead Independent Trustee	07/2009 to present Lead Independent Trustee - 02/2017 to present	Director of Roseburg Forest Products Company. Formerly, Chairman of the Board, The Ford Family Foundation; and President, Chief Executive Officer, Hampton Affiliates (forestry products).	149	Lead Independent Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

(*)	Unless otherwise noted, the information for the individuals listed is as of March 31, 2021.
(1)	Ms. Stafford and Mr. Strelow are “interested persons” of the Trust (as that term is defined in the 1940 Act) because of their affiliations with PIMCO.
(† )	Trustees serve until their successors are duly elected and qualified.

Executive Officers

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years†

Eric D. Johnson (1970) President	06/2019 to present	Executive Vice President and Head of Funds Business Group Americas, PIMCO. President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

David C. Flattum (1964) Chief Legal Officer	05/2019 to present	Managing Director and General Counsel, PIMCO. Chief Legal Officer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, Managing Director, Chief Operating Officer and General Counsel, Allianz Asset Management of America L.P.

Keisha Audain-Pressley (1975) Chief Compliance Officer	01/2020 to present	Executive Vice President and Deputy Chief Compliance Officer, PIMCO. Chief Compliance Officer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Joshua D. Ratner (1976)** Senior Vice President	05/2019 to present	Executive Vice President and Head of Americas Operations, PIMCO. Senior Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Peter G. Strelow (1970) Senior Vice President	06/2019 to present	Managing Director and Co-Chief Operating Officer, PIMCO. Senior Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Chief Administrative Officer, PIMCO.

Ryan G. Leshaw (1980) Vice President - Senior Counsel, Secretary	11/2018 to present	Executive Vice President and Senior Counsel, PIMCO. Vice President, Senior Counsel and Secretary, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Chief Legal Officer, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Associate, Willkie Farr & Gallagher LLP.

Wu-Kwan Kit (1981) Assistant Secretary	08/2017 to present	Senior Vice President and Senior Counsel, PIMCO. Assistant Secretary, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Vice President, Senior Counsel and Secretary, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Assistant General Counsel, VanEck Associates Corp.

Jeffrey A. Byer (1976) Vice President	02/2020 to present	Executive Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

86	PIMCO COMMODITIESPLUS® STRATEGY FUND

(Unaudited)

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years†

Elizabeth A. Duggan (1964) Vice President	02/2021 to present	Executive Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Brian J. Pittluck (1977) Vice President	01/2020 to present	Senior Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Bijal Y. Parikh (1978) Treasurer	01/2021 to present	Senior Vice President, PIMCO. Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Erik C. Brown (1967)*** Assistant Treasurer	02/2001 to present	Executive Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Brandon T. Evans (1982) Assistant Treasurer	05/2019 to present	Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Colleen D. Miller (1980)** Assistant Treasurer	02/2017 to present	Senior Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Deputy Treasurer, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Jason J. Nagler (1982)*** Assistant Treasurer	05/2015 to present	Senior Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

H. Jessica Zhang (1973)** Assistant Treasurer	01/2020 to present	Senior Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

(*)	Unless otherwise noted, the information for the individuals listed is as of March 31, 2021.
(† )

The term “PIMCO-Sponsored Closed-End Funds” as used herein includes: PIMCO California Municipal Income Fund, PIMCO California Municipal Income Fund II, PIMCO California Municipal Income Fund III, PIMCO Municipal Income Fund, PIMCO Municipal Income Fund II, PIMCO Municipal Income Fund III, PIMCO New York Municipal Income Fund, PIMCO New York Municipal Income Fund II, PIMCO New York Municipal Income Fund III, PCM Fund Inc., PIMCO Corporate & Income Opportunity Fund, PIMCO Corporate & Income Strategy Fund, PIMCO Dynamic Credit and Mortgage Income Fund, PIMCO Dynamic Income Fund, PIMCO Dynamic Income Opportunities Fund, PIMCO Energy and Tactical Credit Opportunities Fund, PIMCO Global StocksPLUS® & Income Fund, PIMCO High Income Fund, PIMCO Income Opportunity Fund, PIMCO Income Strategy Fund, PIMCO Income Strategy Fund II and PIMCO Strategic Income Fund, Inc.; the term “PIMCO-Sponsored Interval Funds” as used herein includes: PIMCO Flexible Credit Income Fund and PIMCO Flexible Municipal Income Fund.

(**)	The address of these officers is Pacific Investment Management Company LLC, 1633 Broadway, New York, New York 10019.
(***)	The address of these officers is Pacific Investment Management Company LLC, 401 Congress Ave., Austin, Texas 78701.

ANNUAL REPORT	MARCH 31, 2021	87

Privacy Policy1

The Funds2,3 consider customer privacy to be a fundamental aspect of their relationships with shareholders and are committed to maintaining the confidentiality, integrity and security of their current, prospective and former shareholders’ non-public personal information. The Funds have developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

Obtaining Non-Public Personal Information

In the course of providing shareholders with products and services, the Funds and certain service providers to the Funds, such as the Funds’ investment advisers or sub-advisers (“Advisers”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial professional or consultant, and/or from information captured on applicable websites.

Respecting Your Privacy

As a matter of policy, the Funds do not disclose any non-public personal information provided by shareholders or gathered by the Funds to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Funds. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. The Funds or their affiliates may also retain non-affiliated companies to market Fund shares or products which use Fund shares and enter into joint marketing arrangements with them and other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Funds may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm and/or financial professional or consultant.

Sharing Information with Third Parties

The Funds reserve the right to disclose or report personal or account information to non-affiliated third parties in limited circumstances where the Funds believe in good faith that disclosure is required under law, to cooperate with regulators or law enforcement authorities, to protect their rights or property, or upon reasonable request by any Fund in which a shareholder has invested. In addition, the Funds may disclose information about a shareholder or a shareholder’s accounts to a non-affiliated third party at the shareholder’s request or with the consent of the shareholder.

Sharing Information with Affiliates

The Funds may share shareholder information with their affiliates in connection with servicing shareholders’ accounts, and subject to applicable law may provide shareholders with information about products and services that the Funds or their Advisers, distributors or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Funds may share may include, for example, a shareholder’s participation in the Funds or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), information about the Funds’ experiences or transactions with a shareholder, information captured on applicable websites, or other data about a shareholder’s accounts, subject

88	PIMCO COMMODITIESPLUS® STRATEGY FUND

(Unaudited)

to applicable law. The Funds’ Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

Procedures to Safeguard Private Information

The Funds take seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Funds have implemented procedures that are designed to restrict access to a shareholder’s non-public personal information to internal personnel who need to know that information to perform their jobs, such as servicing shareholder accounts or notifying shareholders of new products or services. Physical, electronic and procedural safeguards are in place to guard a shareholder’s non-public personal information.

Information Collected from Websites

The Funds or their service providers and partners may collect information from shareholders via websites they maintain. The information collected via websites maintained by the Funds or their service providers includes client non-public personal information.

Changes to the Privacy Policy

From time to time, the Funds may update or revise this privacy policy. If there are changes to the terms of this privacy policy, documents containing the revised policy on the relevant website will be updated.

1 Amended as of June 25, 2020.

2 PIMCO Investments LLC (“PI”) serves as the Funds’ distributor and does not provide brokerage services or any financial advice to investors in the Funds solely because it distributes the Funds. This Privacy Policy applies to the activities of PI to the extent that PI regularly effects or engages in transactions with or for a shareholder of a series of a Trust who is the record owner of such shares. For purposes of this Privacy Policy, references to “the Funds” shall include PI when acting in this capacity.

3 When distributing this Policy, a Fund may combine the distribution with any similar distribution of its investment adviser’s privacy policy. The distributed, combined, policy may be written in the first person (i.e. by using “we” instead of “the Funds”).

ANNUAL REPORT	MARCH 31, 2021	89

Liquidity Risk Management Program

(Unaudited)

In compliance with Rule 22e-4 (the “Liquidity Rule”) under the Investment Company Act of 1940, as amended (“1940 Act”), PIMCO Funds (the “Trust”) has adopted and implemented a liquidity risk management program (the “Program”) for each series of the Trust (each a “Fund” and collectively, the “Funds”) not regulated as a money market fund under 1940 Act Rule 2a-7, which is reasonably designed to assess and manage the Funds’ liquidity risk. The Trust’s Board of Trustees (the “Board”) previously approved the designation of the PIMCO Liquidity Risk Committee (the “Administrator”) as Program administrator. The PIMCO Liquidity Risk Committee consists of senior members from certain PIMCO business areas, such as Portfolio Risk Management, Americas Operations, Compliance, Account Management and Portfolio Management, and is advised by members of PIMCO Legal.

A Fund’s “liquidity risk” is the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of the remaining investors’ interests in the Fund. In accordance with the Program, each Fund’s liquidity risk is assessed no less frequently than annually taking into consideration a variety of factors, including, as applicable, the Fund’s investment strategy and liquidity of portfolio investments, cash flow projections, and holdings of cash and cash equivalents, as well as borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions. Each Fund portfolio investment is classified into one of four liquidity categories (including “highly liquid investments” and “illiquid investments,” discussed below) based on a determination of the number of days it is reasonably expected to take to convert the investment to cash, or sell or dispose of the investment, in current market conditions without significantly changing the investment’s market value. Each Fund has adopted a “Highly Liquid Investment Minimum” (or “HLIM”), which is a minimum amount of Fund net assets to be invested in highly liquid investments that are assets. As required under the Liquidity Rule, each Fund’s HLIM is periodically reviewed, no less frequently than annually, and the Funds have adopted policies and procedures for responding to a shortfall of a Fund’s highly liquid investments below its HLIM. The Liquidity Rule also limits the Funds’ investments in illiquid investments by prohibiting a Fund from acquiring any illiquid investment if, immediately after the acquisition, the Fund would have invested more than 15% of its net assets in illiquid investments that are assets. Certain non-public reporting is generally required if a Fund’s holdings of illiquid investments that are assets were to exceed 15% of Fund net assets.

At a meeting of the Board held on February 9-10, 2021, the Board received a report (the “Report”) from the Administrator addressing the Program’s operation and assessing the adequacy and effectiveness of its implementation for the period from December 1, 2019 through December 31, 2020. The Report reviewed the operation of the Program’s components during such period, noted the March-April 2020 market conditions and associated monitoring by the Administrator, and stated that the Program is operating effectively to assess and manage each Fund’s liquidity risk and that the Program has been and continues to be adequately and effectively implemented to monitor and, as applicable, respond to the Funds’ liquidity developments. This has remained true for the 12-month reporting period ended March 31, 2021.

90	PIMCO COMMODITIESPLUS® STRATEGY FUND

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, MO 64105

Transfer Agent

DST Asset Manager Solutions, Inc.

Institutional Class, I-2, I-3, Administrative Class

430 W 7th Street STE 219024

Kansas City, MO 64105-1407

DST Asset Manager Solutions, Inc.

Class A, Class C

430 W 7th Street STE 219294

Kansas City, MO 64105-1407

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the Fund listed on the Report cover.

PF3026AR_033121

PIMCO FUNDS

Annual Report

March 31, 2021

PIMCO CommodityRealReturn Strategy Fund®

As permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website, pimco.com/literature, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by visiting pimco.com/edelivery or by contacting your financial intermediary, such as a broker-dealer or bank.

You may elect to receive all future reports in paper free of charge. If you own these shares through a financial intermediary, such as a broker-dealer or bank, you may contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by calling 888.87.PIMCO (888.877.4626). Your election to receive reports in paper will apply to all funds held with the fund complex if you invest directly with the Fund or to all funds held in your account if you invest through a financial intermediary, such as a broker-dealer or bank.

This material is authorized for use only when preceded or accompanied by the current PIMCO Funds prospectuses. The Shareholder Reports for the other series of the PIMCO Funds are printed separately.

Chairman’s Letter

Dear Shareholder,

We hope that you and your family are staying safe and healthy during these challenging times. We continue to work tirelessly to navigate markets and manage the assets that you have entrusted with us. Following this letter is the PIMCO Funds Annual Report, which covers the 12-month reporting period ended March 31, 2021. On the subsequent pages, you will find specific details regarding investment results and discussion of the factors that most affected performance during the reporting period.

For the 12-month reporting period ended March 31, 2021

The global economy was severely impacted by the repercussions related to the COVID-19 pandemic. Looking back, second-quarter 2020 U.S. annualized gross domestic product (“GDP”) growth was -31.4%. This represented the steepest quarterly decline on record. With the economy reopening, third-quarter 2020 GDP growth was 33.4%, the largest quarterly increase on record. GDP growth was then 4.3% during the fourth quarter of 2020. The Commerce Department’s initial reading for first-quarter 2021 GDP growth — released after the reporting period ended — was 6.4%.

The Federal Reserve (the “Fed”) took unprecedented actions to support the economy and keep markets functioning properly. In early March 2020, before the reporting period began, the Fed lowered the federal funds rate to a range between 1.00% and 1.25%. Later in the month, the Fed lowered the rate to a range between 0.00% and 0.25%. On March 23, the Fed announced that it would make unlimited purchases of Treasury and mortgage securities and, for the first time, it would purchase corporate bonds on the open market. In August 2020, Fed Chair Jerome Powell said the central bank had changed how it viewed the trade-off between lower unemployment and higher inflation. Per Powell’s statement, the Fed’s new approach to setting U.S. monetary policy will entail letting inflation run higher, which could mean that interest rates remain low for an extended period. Meanwhile, in March 2020, the U.S. government passed a total of roughly $2.8 trillion in fiscal stimulus measures to aid the economy. A subsequent $900 billion stimulus package was finalized in December 2020, and a $1.9 trillion stimulus package was finalized in February 2021. Finally, the Biden administration unveiled a $2.25 trillion infrastructure spending proposal in late March 2021.

Economies outside the U.S. were also significantly impacted by the pandemic but are expected to improve in 2021. In its April 2021 World Economic Outlook Update — released after the reporting period ended — the International Monetary Fund (“IMF”) stated that it expects 2021 GDP growth in the eurozone, U.K. and Japan will be 4.4%, 5.3% and 3.3%, respectively. For comparison purposes, the GDP growth of these economies was projected to be -6.6%, -9.9% and -4.8%, respectively, in 2020.

2	PIMCO COMMODITYREALRETURN STRATEGY FUND®

Against this backdrop, central banks and governments around the world took a number of aggressive actions. Looking back, in March 2020, the European Central Bank (the “ECB”) unveiled a new €750 billion bond-buying program, which was subsequently expanded by another €600 billion in June 2020. In July, the European Union agreed on a €1.8 trillion spending package to bolster its economy. In December 2020, the ECB expanded its monetary stimulus program by another €500 billion. The Bank of England reduced its key lending rate to 0.10% — a record low — in March, added £100 billion to its quantitative easing program in June and increased its bond-buying program by £150 billion to £895 billion in November. Finally, toward the end of the year, the U.K. and the European Union agreed to a long-awaited Brexit deal. Elsewhere, the Bank of Japan maintained its short-term interest rate at -0.10%, while increasing the target for its holdings of corporate bonds to ¥4.2 trillion from ¥3.2 trillion. In May 2020, the Japanese government doubled its stimulus measures with a ¥117 trillion package. Finally, in December 2020, the Bank of Japan announced a new ¥73.6 trillion stimulus package.

Short-term U.S. Treasury yields edged lower, whereas long-term yields moved sharply higher, albeit from a very low level during the reporting period. The yield on the benchmark 10-year U.S. Treasury note was 1.74% at the end of the reporting period, versus 0.70% on March 31, 2020. The Bloomberg Barclays Global Treasury Index (USD Hedged), which tracks fixed-rate, local currency government debt of investment grade countries, including both developed and emerging markets, returned -1.03%. Meanwhile, the Bloomberg Barclays Global Aggregate Credit Index (USD Hedged), a widely used index of global investment grade credit bonds, returned 7.98%. Riskier fixed income asset classes, including high yield corporate bonds and emerging market debt, produced stronger returns. The ICE BofAML Developed Markets High Yield Constrained Index (USD Hedged), a widely used index of below-investment-grade bonds, returned 23.34%, whereas emerging market external debt, as represented by the JPMorgan Emerging Markets Bond Index (EMBI) Global (USD Hedged), returned 14.29%. Emerging market local bonds, as represented by the JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged), returned 13.03%.

Despite the headwinds from the pandemic and periods of volatility, global equities produced exceptionally strong results. All told, U.S. equities, as represented by the S&P 500 Index, returned 56.35%, fueled in our view by accommodative monetary and fiscal policy and improved investor sentiment after positive COVID-19 vaccine news. Global equities, as represented by the MSCI World Index, returned 54.03%, whereas emerging market equities, as measured by the MSCI Emerging Markets Index, returned 58.39%. Meanwhile, Japanese equities, as represented by the Nikkei 225 Index (in JPY), returned 56.62%, and European equities, as represented by the MSCI Europe Index (in EUR), returned 35.32%.

Commodity prices were volatile but moved higher overall. When the reporting period began, Brent crude oil was approximately $22 a barrel but ended the reporting period

ANNUAL REPORT	MARCH 31, 2021	3

Chairman’s Letter (cont)

at roughly $63 a barrel. We believe that oil prices rallied because producers reduced their output and investors anticipated stronger demand as global growth improved. Elsewhere, copper and gold prices also moved higher.

Finally, there were also periods of volatility in the foreign exchange markets, in our view due to fluctuating economic growth, trade conflicts and changing central bank monetary policies, along with the U.S. elections and several geopolitical events. The U.S. dollar weakened against several major currencies. For example, the U.S. dollar returned -6.34% and -10.97% versus the euro and the British pound, respectively. However, the U.S. dollar appreciated 2.87% versus the Japanese yen.

Thank you for the assets you have placed with us. We deeply value your trust, and we will continue to work diligently to meet your broad investment needs. For any questions regarding your PIMCO Funds investments, please contact your account manager or call one of our shareholder associates at (888) 87-PIMCO. We also invite you to visit our website at pimco.com to learn more about our viewpoints.

Stay safe and healthy, Peter G. Strelow Chairman of the Board PIMCO Funds

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income distributions and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an unmanaged index.

4	PIMCO COMMODITYREALRETURN STRATEGY FUND®

Important Information About the PIMCO CommodityRealReturn Strategy Fund®

PIMCO Funds (the “Trust”) is an open-end management investment company that includes the PIMCO CommodityRealReturn Strategy Fund® (the “Fund”).

The Fund is intended for long-term investors and an investment in the Fund should be no more than a small part of a typical diversified portfolio. The Fund’s share price is expected to be more volatile than that of other funds. The Fund may invest directly or indirectly (through investment in a wholly-owned subsidiary) in commodity-linked derivative instruments and/or notes which may subject the Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments and/or notes may be affected by overall market movements, and other factors affecting the value of a particular industry or commodity, such as weather, disease, embargoes, and international economic, political or regulatory developments.

We believe that bond funds have an important role to play in a well-diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed income securities and other instruments held by the Fund are likely to decrease in value. A wide variety of factors can cause interest rates or yields of U.S. Treasury securities (or yields of other types of bonds) to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). In addition, changes in interest rates can be sudden and unpredictable, and there is no guarantee that Fund management will anticipate such movement accurately. The Fund may lose money as a result of movements in interest rates.

As of the date of this report, interest rates in the United States and many parts of the world, including certain European countries, are at or near historically low levels. Thus, bond funds currently face a heightened level of risk associated with rising interest rates and/or bond yields. This could be driven by a variety of factors, including but not limited to central bank monetary policies, changing inflation or real growth rates, general economic conditions, increasing bond issuances or reduced market demand for low yielding investments. Further, while bond markets have steadily grown over the past three decades, dealer inventories of corporate bonds are near historic lows in relation to market size. As a result, there has been a significant reduction in the ability of dealers to “make markets.”

Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets, or negatively impact the Fund’s performance or cause the Fund to incur losses. As a result, the Fund may experience increased shareholder redemptions, which, among other things, could further reduce the net assets of the Fund.

The Fund may be subject to various risks as described in the Fund’s prospectus and in the Principal and Other Risks in the Notes to Financial Statements.

Classifications of Fund portfolio holdings in this report are made according to financial reporting standards. The classification of a particular portfolio holding as shown in the Allocation Breakdown and Schedule of Investments sections of this report may differ from the classification used for the Fund’s compliance calculations, including those used in the Fund’s prospectus, investment objectives, regulatory, and other investment limitations and policies, which may be based on different asset

ANNUAL REPORT	MARCH 31, 2021	5

Important Information About the PIMCO CommodityRealReturn Strategy Fund® (Cont.)

class, sector or geographical classifications. The Fund is separately monitored for compliance with respect to prospectus and regulatory requirements.

The geographical classification of foreign (non-U.S.) securities in this report, if any, are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

Beginning in January 2020, global financial markets have experienced and may continue to experience significant volatility resulting from the spread of a novel coronavirus known as COVID-19. The outbreak of COVID-19 has resulted in travel and border restrictions, quarantines, supply chain disruptions, lower consumer demand and general market uncertainty. The effects of COVID-19 have and may continue to adversely affect the global economy, the economies of certain nations and individual issuers, all of which may negatively impact the Fund’s performance. In addition, COVID-19 and governmental responses to COVID-19 may negatively impact the capabilities of the Fund’s service providers and disrupt the Fund’s operations.

The United States’ enforcement of restrictions on U.S. investments in certain issuers and tariffs on goods from other countries, each with a focus on China, has contributed to international trade tensions and may impact portfolio securities.

The United Kingdom’s withdrawal from the European Union may impact Fund returns. The withdrawal may cause substantial volatility in foreign exchange markets, lead to weakness in the exchange rate of the British pound, result in a sustained period of market uncertainty, and destabilize some or all of the other European Union member countries and/or the Eurozone.

The Fund may invest in certain instruments that rely in some fashion upon the London Interbank Offered Rate (“LIBOR”). LIBOR is an average interest rate, determined by the ICE Benchmark Administration, that banks charge one another for the use of short-term money. The United Kingdom’s Financial Conduct Authority, which regulates LIBOR, has announced plans to ultimately phase out the use of LIBOR. There remains uncertainty regarding future utilization of LIBOR and the nature of any replacement rate (e.g., the Secured Overnight Financing Rate, which is intended to replace U.S. dollar LIBOR and measures the cost of overnight borrowings through repurchase agreement transactions collateralized with U.S. Treasury securities). Any potential effects of the transition away from LIBOR on the Fund or on certain instruments in which the Fund invests can be difficult to ascertain, and they may vary depending on a variety of factors. The transition may also result in a reduction in the value of certain instruments held by the Fund or a reduction in the effectiveness of related Fund transactions such as hedges. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses to the Fund.

On the Fund Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that any dividend and capital gain distributions were reinvested. The Cumulative Returns chart and Average Annual Total Return table reflect any sales load that would have applied at the time of purchase or any Contingent Deferred Sales Charge (“CDSC”) that would have applied if a full redemption occurred on the last business day of the period shown in the Cumulative Returns chart. Class A shares are subject to an initial sales charge. A CDSC may be imposed in certain circumstances on Class A shares that are purchased without an initial sales charge and then redeemed during the first 12 months after purchase. Class C shares are subject to a 1% CDSC, which may apply in the first year. The Cumulative Returns chart

6	PIMCO COMMODITYREALRETURN STRATEGY FUND®

reflects only Institutional Class performance. Performance for I-2, I-3, Administrative Class, Class A, Class C and Class R shares, if applicable, is typically lower than Institutional Class performance due to the lower expenses paid by Institutional Class shares. Performance shown is net of fees and expenses. The minimum initial investment amount for Institutional Class, I-2, I-3, and Administrative Class shares is $1,000,000. The minimum initial investment amount for Class A and Class C shares is $1,000. There is no minimum initial investment for Class R shares. The Fund measures its performance against at least one broad-based securities market index (“benchmark index”) and a Lipper Average, which is calculated by Lipper, Inc. (“Lipper”), a Thomson Reuters company, and represents the total return performance average of funds that are tracked by Lipper that have the same fund classification. Benchmark indexes do not take into account fees, expenses or taxes. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. There is no assurance that the Fund, even if the Fund has experienced high or unusual performance for one or more periods, will experience similar levels of performance in the future. High performance is defined as a significant increase in either 1) the Fund’s total return in excess of that of the Fund’s benchmark between reporting periods or 2) the Fund’s total return in excess of the Fund’s historical returns between reporting periods. Unusual performance is defined as a significant change in the Fund’s performance as compared to one or more previous reporting periods. Historical performance for the Fund or a share class thereof may have been positively impacted by fee waivers or expense limitations in place during some or all of the periods shown, if applicable. Future performance (including total return or yield) and distributions may be negatively impacted by the expiration or reduction of any such fee waivers or expense limitations.

The following table discloses the inception dates of the Fund and its respective share classes along with the Fund’s diversification status as of period end:

Fund Name	Fund Inception	Institutional Class	I-2	I-3	Administrative Class	Class A	Class C	Class R	Diversification Status

PIMCO CommodityRealReturn Strategy Fund®	06/28/02	06/28/02	04/30/08	04/27/18	02/14/03	11/29/02	11/29/02	03/12/10	Diversified

An investment in the Fund is not a bank deposit and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Fund.

The Trustees are responsible generally for overseeing the management of the Trust. The Trustees authorize the Trust to enter into service agreements with the Adviser, the Distributor, the Administrator and other service providers in order to provide, and in some cases authorize service providers to procure through other parties, necessary or desirable services on behalf of the Trust and the Fund. Shareholders are not parties to or third-party beneficiaries of such service agreements. Neither this Fund’s prospectus nor summary prospectus, the Trust’s Statement of Additional Information (“SAI”), any contracts filed as exhibits to the Trust’s registration statement, nor any other communications, disclosure documents or regulatory filings (including this report) from or on behalf of the Trust or the Fund creates a contract between or among any shareholder of the Fund, on the one hand, and the Trust, the Fund, a service provider to the Trust or the Fund, and/or the Trustees or officers of the Trust, on the other hand. The Trustees (or the Trust and its officers, service providers or other delegates acting under authority of the Trustees) may amend the most recent prospectus or use a new prospectus, summary prospectus or SAI with respect to the Fund or the Trust, and/or amend,

ANNUAL REPORT	MARCH 31, 2021	7

Important Information About the PIMCO CommodityRealReturn Strategy Fund® (Cont.)

file and/or issue any other communications, disclosure documents or regulatory filings, and may amend or enter into any contracts to which the Trust or the Fund is a party, and interpret the investment objective(s), policies, restrictions and contractual provisions applicable to the Fund, without shareholder input or approval, except in circumstances in which shareholder approval is specifically required by law (such as changes to fundamental investment policies) or where a shareholder approval requirement is specifically disclosed in the Trust’s then-current prospectus or SAI.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Fund. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Fund, and information about how the Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30th, are available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Fund’s website at www.pimco.com, and on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Fund files portfolio holdings information with the SEC on Form N-PORT within 60 days of the end of each fiscal quarter. The Fund’s complete schedule of securities holdings as of the end of each fiscal quarter will be made available to the public on the SEC’s website at www.sec.gov and on PIMCO’s website at www.pimco.com, and will be made available, upon request by calling PIMCO at (888) 87-PIMCO.

The SEC has adopted a rule that allows the Fund to fulfill its obligation to deliver shareholder reports to investors by providing access to such reports online free of charge and by mailing a notice that the report is electronically available. Pursuant to the rule, investors may elect to receive all future reports in paper free of charge by contacting their financial intermediary or, if invested directly with the Fund, investors can inform the Fund by calling 888.877.4626. Any election to receive reports in paper will apply to all funds held with the fund complex if invested directly with the Fund or to all funds held in the investor’s account if invested through a financial intermediary.

In August 2020, the SEC proposed changes to the mutual fund and ETF shareholder report and registration statement disclosure requirements and the registered fund advertising rules, which, if adopted, will change the disclosures provided to shareholders.

In October 2020, the SEC adopted a rule related to the use of derivatives, short sales, reverse repurchase agreements and certain other transactions by registered investment companies that rescinds and withdraws the guidance of the SEC and its staff regarding asset segregation and cover transactions. Subject to certain exceptions, and after an eighteen-month transition period, the rule requires funds to trade derivatives and other transactions that create future payment or delivery obligations (except reverse repurchase agreements and similar financing transactions) subject to a value-at-risk leverage limit, certain derivatives risk management program and reporting requirements. These requirements may limit the ability of the Fund to use derivatives and reverse repurchase agreements and similar financing transactions as part of its investment strategies and may increase the cost of the Fund’s investments and cost of doing business, which could adversely affect investors.

8	PIMCO COMMODITYREALRETURN STRATEGY FUND®

In October 2020, the SEC adopted a rule regarding the ability of a fund to invest in other funds. The rule allows a fund to acquire shares of another fund in excess of certain limitations currently imposed by the Investment Company Act of 1940 (the “Act”) without obtaining individual exemptive relief from the SEC, subject to certain conditions. The rule also included the rescission of certain exemptive relief from the SEC and guidance from the SEC staff for funds to invest in other funds. The impact that these changes may have on the Fund is uncertain.

In December 2020, the SEC adopted a rule addressing fair valuation of fund investments. The new rule sets forth requirements for good faith determinations of fair value as well as for the performance of fair value determinations, including related oversight and reporting obligations. The new rule also defines “readily available market quotations” for purposes of the definition of “value” under the Act, and the SEC noted that this definition will apply in all contexts under the Act. The SEC adopted an eighteen-month transition period beginning from the effective date for both the new rule and the associated new recordkeeping requirements. The impact of the new rule on the Fund is uncertain at this time.

ANNUAL REPORT	MARCH 31, 2021	9

PIMCO CommodityRealReturn Strategy Fund®

Cumulative Returns Through March 31, 2021

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Average Annual Total Return for the period ended March 31, 2021

	1 Year	5 Years	10 Years	Fund Inception (06/28/02)
PIMCO CommodityRealReturn Strategy Fund® Institutional Class	52.89%	4.15%	(5.18)%	2.81%
PIMCO CommodityRealReturn Strategy Fund® I-2	52.47%	4.05%	(5.28)%	2.72%
PIMCO CommodityRealReturn Strategy Fund® I-3	52.67%	4.03%	(5.31)%	2.67%
PIMCO CommodityRealReturn Strategy Fund® Administrative Class	52.42%	3.89%	(5.42)%	2.55%
PIMCO CommodityRealReturn Strategy Fund® Class A	52.12%	3.72%	(5.59)%	2.33%
PIMCO CommodityRealReturn Strategy Fund® Class A (adjusted)	43.80%	2.54%	(6.13)%	2.03%
PIMCO CommodityRealReturn Strategy Fund® Class C	50.90%	2.90%	(6.31)%	1.57%
PIMCO CommodityRealReturn Strategy Fund® Class C (adjusted)	49.90%	2.90%	(6.31)%	1.57%
PIMCO CommodityRealReturn Strategy Fund® Class R	52.07%	3.47%	(5.82)%	1.93%
Bloomberg Commodity Index Total Return	35.04%	2.31%	(6.28)%	0.32%
Lipper Commodities General Funds Average	42.28%	3.00%	(6.07)%	2.81%♦

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

♦ Average annual total return since 06/30/2002.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares and 1.00% CDSC on Class C shares. For performance current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

For periods prior to the inception date of a share class launched subsequent to the Fund’s inception date, the performance information shown is adjusted for the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by each respective share class.

The Fund’s total annual operating expense ratio in effect as of period end, which includes the Acquired Fund Fees and Expenses (Commodity Subsidiary expenses), were 1.50% for Institutional Class shares, 1.60% for I-2 shares, 1.70% for I-3 shares, 1.75% for Administrative Class shares, 1.95% for Class A shares, 2.70% for Class C shares and 2.20% for Class R shares. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

10	PIMCO COMMODITYREALRETURN STRATEGY FUND®

Institutional Class - PCRIX	I-2 - PCRPX	I-3 - PCRNX	Administrative Class - PCRRX
Class A - PCRAX	Class C - PCRCX	Class R - PCSRX

Allocation Breakdown as of March 31, 2021†§

U.S. Treasury Obligations	64.7%
Sovereign Issues	12.5%
Asset-Backed Securities	5.9%
Short-Term Instruments‡	5.4%
U.S. Government Agencies	5.2%
Corporate Bonds & Notes	4.1%
Non-Agency Mortgage-Backed Securities	2.1%
Preferred Securities	0.1%

†	% of Investments, at value.
§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.
‡	Includes Central Funds Used for Cash Management Purposes.

Investment Objective and Strategy Overview

PIMCO CommodityRealReturn Strategy Fund® seeks maximum real return, consistent with prudent investment management, by investing under normal circumstances in commodity-linked derivative instruments backed by a portfolio of inflation-indexed securities and other Fixed Income Instruments. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The Fund invests in commodity-linked derivative instruments, including commodity index-linked notes, swap agreements, commodity options, futures and options on futures, that provide exposure to the investment returns of the commodities markets, without investing directly in physical commodities. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following affected performance (on a gross basis) during the reporting period:

»	Exposure to broad commodities contributed to absolute performance, as broad commodities, measured by the Bloomberg Commodity Index Total Return, posted gains.

»

The structural allocation to U.S. short-term Treasury Inflation-Protected Securities (“TIPS”) as collateral backing the Fund’s commodity exposure contributed to relative performance, as U.S. short-term TIPS, as measured by the Bloomberg Barclays U.S. 1-5 Year TIPS Index, outperformed U.S. 3-Month Treasury Bill, as measured by ICE BofAML U.S. 3-Month Treasury Bill Index.

»	Overweight exposure to petroleum products, including gasoline, contributed to relative performance, as these commodities outperformed broader commodities.
»	Overweight exposure to non-Agency mortgage- backed securities (“MBS”) contributed to relative performance, as these securities posted positive returns amid spread tightening.

»

Overweight exposure to U.S. breakeven inflation (“BEI”) spreads (or the yield differential between U.S. nominal Treasuries and like-maturity U.S. TIPS) contributed to relative performance, as U.S. BEI spreads widened.

»	Cash management strategies contributed to overall performance

»	Overweight exposure to investment-grade credit contributed to relative performance, as credit spreads tightened.

»	Overweight exposure to Agency MBS contributed to relative performance, as spreads tightened

»	Underweight exposure to high yield corporate credit detracted from relative performance, as high yield spreads tightened and rallied alongside other risk assets.

ANNUAL REPORT	MARCH 31, 2021	11

Expense Example PIMCO CommodityRealReturn Strategy Fund® (Consolidated)

Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and exchange fees and (2) ongoing costs, including investment advisory fees, supervisory and administrative fees, distribution and/or service (12b-1) fees (if applicable), and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for all Funds and share classes is from October 1, 2020 to March 31, 2021 unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the appropriate row for your share class, in the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any Acquired Fund Fees and Expenses or transactional costs, such as sales charges (loads) on purchase payments and exchange fees, if any. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the investment advisory fees and supervisory and administrative fees, such as fees and expenses of the independent trustees and their counsel, extraordinary expenses and interest expense.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (10/01/20)	Ending Account Value (03/31/21)	Expenses Paid During Period*	Beginning Account Value (10/01/20)	Ending Account Value (03/31/21)	Expenses Paid During Period*	Net Annualized Expense Ratio**
Institutional Class	$1,000.00	$1,222.50	$4.32	$1,000.00	$1,021.04	$3.93	0.78%
I-2	1,000.00	1,221.20	4.87	1,000.00	1,020.54	4.43	0.88
I-3	1,000.00	1,222.80	5.15	1,000.00	1,020.29	4.68	0.93
Administrative Class	1,000.00	1,221.70	5.71	1,000.00	1,019.80	5.19	1.03
Class A	1,000.00	1,221.60	6.81	1,000.00	1,018.80	6.19	1.23
Class C	1,000.00	1,216.10	10.94	1,000.00	1,015.06	9.95	1.98
Class R	1,000.00	1,220.60	8.19	1,000.00	1,017.55	7.44	1.48

* Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

** Net Annualized Expense Ratio is reflective of any applicable contractual fee waivers and/or expense reimbursements or voluntary fee waivers. Details regarding fee waivers, if any, can be found in Note 9, Fees and Expenses, in the Notes to Financial Statements.

12	PIMCO COMMODITYREALRETURN STRATEGY FUND®

Benchmark Descriptions

Index*	Benchmark Description

Bloomberg Commodity Index Total Return	Bloomberg Commodity Index Total Return is an unmanaged index composed of futures contracts on a number of physical commodities. The index is designed to be a highly liquid and diversified benchmark for commodities as an asset class. The futures exposures of the benchmark are collateralized by US T-bills.

*	It is not possible to invest directly in an unmanaged index.

ANNUAL REPORT	MARCH 31, 2021	13

Financial Highlights PIMCO CommodityRealReturn Strategy Fund® (Consolidated)

		Investment Operations			Less Distributions(c)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period(a)	Net Investment Income (Loss)(b)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Total

Institutional Class

03/31/2021	$4.26	$0.06	$2.17	$2.23	$(0.07)	$0.00	$(0.07)

03/31/2020	6.03	0.15	(1.69)	(1.54)	(0.23)	0.00	(0.23)

03/31/2019	6.75	0.09	(0.45)	(0.36)	(0.36)	0.00	(0.36)

03/31/2018	6.99	0.14	0.12	0.26	(0.50)	0.00	(0.50)

03/31/2017	6.42	0.19	0.50	0.69	(0.12)	0.00	(0.12)

I-2

03/31/2021	4.25	0.06	2.15	2.21	(0.07)	0.00	(0.07)

03/31/2020	6.01	0.14	(1.68)	(1.54)	(0.22)	0.00	(0.22)

03/31/2019	6.73	0.11	(0.48)	(0.37)	(0.35)	0.00	(0.35)

03/31/2018	6.97	0.13	0.12	0.25	(0.49)	0.00	(0.49)

03/31/2017	6.40	0.18	0.50	0.68	(0.11)	0.00	(0.11)

I-3

03/31/2021	4.25	0.06	2.16	2.22	(0.07)	0.00	(0.07)

03/31/2020	6.01	0.14	(1.68)	(1.54)	(0.22)	0.00	(0.22)

04/27/2018 - 03/31/2019	6.88	0.04	(0.56)	(0.52)	(0.35)	0.00	(0.35)

Administrative Class

03/31/2021	4.17	0.05	2.12	2.17	(0.07)	0.00	(0.07)

03/31/2020	5.90	0.13	(1.65)	(1.52)	(0.21)	0.00	(0.21)

03/31/2019	6.62	0.09	(0.47)	(0.38)	(0.34)	0.00	(0.34)

03/31/2018	6.87	0.12	0.11	0.23	(0.48)	0.00	(0.48)

03/31/2017	6.31	0.17	0.49	0.66	(0.10)	0.00	(0.10)

Class A

03/31/2021	4.14	0.03	2.13	2.16	(0.06)	0.00	(0.06)

03/31/2020	5.87	0.12	(1.65)	(1.53)	(0.20)	0.00	(0.20)

03/31/2019	6.59	0.07	(0.46)	(0.39)	(0.33)	0.00	(0.33)

03/31/2018	6.84	0.11	0.11	0.22	(0.47)	0.00	(0.47)

03/31/2017	6.28	0.15	0.50	0.65	(0.09)	0.00	(0.09)

Class C

03/31/2021	3.92	(0.01)	1.99	1.98	(0.03)	0.00	(0.03)

03/31/2020	5.56	0.08	(1.56)	(1.48)	(0.16)	0.00	(0.16)

03/31/2019	6.25	0.02	(0.42)	(0.40)	(0.29)	0.00	(0.29)

03/31/2018	6.53	0.06	0.10	0.16	(0.44)	0.00	(0.44)

03/31/2017	6.02	0.10	0.47	0.57	(0.06)	0.00	(0.06)

14	PIMCO COMMODITYREALRETURN STRATEGY FUND®	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Asset Value End of Year or Period(a)	Total Return(a)	Net Assets End of Year or Period (000s)	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expense		Expenses Excluding Interest Expense and Waivers		Net Investment Income (Loss)	Portfolio Turnover Rate

$6.42	52.89%	$2,361,604	0.82%		0.99%		0.74%		0.91%		1.16%	260%

4.26	(26.47)	1,417,849	1.33		1.50		0.74		0.91		2.65	262

6.03	(5.41)	4,380,858	1.46		1.60		0.74		0.88		1.50	226

6.75	4.06	5,204,406	1.24		1.39		0.74		0.89		2.05	148

6.99	10.77	5,158,453	0.92		1.07		0.74		0.89		2.63	176

6.39	52.47	1,526,009	0.92		1.09		0.84		1.01		1.03	260

4.25	(26.45)	249,166	1.43		1.60		0.84		1.01		2.41	262

6.01	(5.52)	371,461	1.56		1.70		0.84		0.98		1.67	226

6.73	3.99	604,721	1.34		1.49		0.84		0.99		1.97	148

6.97	10.69	576,288	1.02		1.17		0.84		0.99		2.58	176

6.40	52.67	21,505	0.97		1.19		0.89		1.11		1.08	260

4.25	(26.50)	1,250	1.48		1.70		0.89		1.11		2.52	262

6.01	(7.57)	3,555	1.61	*	1.80	*	0.89	*	1.08	*	0.70 *	226

6.27	52.42	143,402	1.07		1.24		0.99		1.16		0.82	260

4.17	(26.54)	29,949	1.58		1.75		0.99		1.16		2.33	262

5.90	(5.75)	51,561	1.71		1.85		0.99		1.13		1.39	226

6.62	3.80	76,612	1.49		1.64		0.99		1.14		1.80	148

6.87	10.48	84,054	1.17		1.32		0.99		1.14		2.45	176

6.24	52.49	263,343	1.27		1.44		1.19		1.36		0.64	260

4.14	(26.83)	198,722	1.78		1.95		1.19		1.36		2.07	262

5.87	(5.97)	346,932	1.91		2.05		1.19		1.33		1.16	226

6.59	3.67	486,359	1.69		1.84		1.19		1.34		1.65	148

6.84	10.37	281,346	1.37		1.52		1.19		1.34		2.24	176

5.87	50.90	24,089	2.02		2.19		1.94		2.11		(0.13)	260

3.92	(27.27)	15,860	2.53		2.70		1.94		2.11		1.45	262

5.56	(6.50)	36,829	2.66		2.80		1.94		2.08		0.42	226

6.25	2.76	54,896	2.44		2.59		1.94		2.09		0.89	148

6.53	9.43	101,272	2.12		2.27		1.94		2.09		1.49	176

ANNUAL REPORT	MARCH 31, 2021	15

Financial Highlights PIMCO CommodityRealReturn Strategy Fund® (Consolidated) (Cont.)

		Investment Operations			Less Distributions(c)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period(a)	Net Investment Income (Loss)(b)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Total

Class R

03/31/2021	$4.04	$0.02	$2.07	$2.09	$(0.05)	$0.00	$(0.05)

03/31/2020	5.73	0.10	(1.60)	(1.50)	(0.19)	0.00	(0.19)

03/31/2019	6.44	0.05	(0.44)	(0.39)	(0.32)	0.00	(0.32)

03/31/2018	6.70	0.09	0.11	0.20	(0.46)	0.00	(0.46)

03/31/2017	6.16	0.14	0.48	0.62	(0.08)	0.00	(0.08)

^	A zero balance may reflect actual amounts rounding to less than $0.01 or 0.01%.
*	Annualized
(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Fund.
(b)	Per share amounts based on average number of shares outstanding during the year or period.
(c)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

16	PIMCO COMMODITYREALRETURN STRATEGY FUND®	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Asset Value End of Year or Period(a)	Total Return(a)	Net Assets End of Year or Period (000s)	Expenses	Expenses Excluding Waivers	Expenses Excluding Interest Expense	Expenses Excluding Interest Expense and Waivers	Net Investment Income (Loss)	Portfolio Turnover Rate

$6.08	52.07%	$28,868	1.52%	1.69%	1.44%	1.61%	0.39%	260%

4.04	(26.96)	19,436	2.03	2.20	1.44	1.61	1.81	262

5.73	(6.17)	31,220	2.16	2.30	1.44	1.58	0.87	226

6.44	3.40	41,291	1.94	2.09	1.44	1.59	1.35	148

6.70	10.03	43,511	1.62	1.77	1.44	1.59	2.01	176

ANNUAL REPORT	MARCH 31, 2021	17

Consolidated Statement of Assets and Liabilities PIMCO CommodityRealReturn Strategy Fund®

(Amounts in thousands†, except per share amounts)

Assets:

Investments, at value
Investments in securities*	$5,670,880
Investments in Affiliates	2,997

Financial Derivative Instruments
Exchange-traded or centrally cleared	10,744
Over the counter	41,613
Deposits with counterparty	4,127
Foreign currency, at value	13,214
Receivable for investments sold	88,012
Receivable for investments sold on a delayed-delivery basis	1,670
Receivable for TBA investments sold	690,641
Receivable for Fund shares sold	21,471
Interest and/or dividends receivable	9,347
Dividends receivable from Affiliates	2
Reimbursement receivable from PIMCO	528

Total Assets	6,555,246

Liabilities:

Borrowings & Other Financing Transactions
Payable for reverse repurchase agreements	$899,221
Payable for short sales	2,114

Financial Derivative Instruments
Exchange-traded or centrally cleared	8,359
Over the counter	145,999
Payable for investments purchased	107,822
Payable for investments in Affiliates purchased	2
Payable for investments purchased on a delayed-delivery basis	3,092
Payable for TBA investments purchased	977,871
Deposits from counterparty	35,308
Payable for Fund shares redeemed	3,140
Accrued investment advisory fees	2,141
Accrued supervisory and administrative fees	1,239
Accrued distribution fees	51
Accrued servicing fees	67

Total Liabilities	2,186,426

Net Assets	$4,368,820

Net Assets Consist of:

Paid in capital	$3,932,082
Distributable earnings (accumulated loss)	436,738

Net Assets	$4,368,820

Cost of investments in securities	$5,582,587
Cost of investments in Affiliates	$2,996
Cost of foreign currency held	$13,576
Proceeds received on short sales	$2,118
Cost or premiums of financial derivative instruments, net	$(8,411)

* Includes repurchase agreements of:	$243,795

†	A zero balance may reflect actual amounts rounding to less than one thousand.

18	PIMCO COMMODITYREALRETURN STRATEGY FUND®	See Accompanying Notes

March 31, 2021

Net Assets:

Institutional Class	$2,361,604
I-2	1,526,009
I-3	21,505
Administrative Class	143,402
Class A	263,343
Class C	24,089
Class R	28,868

Shares Issued and Outstanding:

Institutional Class	367,658
I-2	238,672
I-3	3,361
Administrative Class	22,863
Class A	42,224
Class C	4,101
Class R	4,752

Net Asset Value Per Share Outstanding(a):

Institutional Class	$6.42
I-2	6.39
I-3	6.40
Administrative Class	6.27
Class A	6.24
Class C	5.87
Class R	6.08

(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Fund.

ANNUAL REPORT	MARCH 31, 2021	19

Consolidated Statement of Operations PIMCO CommodityRealReturn Strategy Fund®

Year Ended March 31, 2021
(Amounts in thousands†)

Investment Income:

Interest	$58,371
Dividends from Investments in Affiliates	76
Total Income	58,447

Expenses:

Investment advisory fees	18,272
Supervisory and administrative fees	10,511
Distribution and/or servicing fees - Administrative Class	171
Distribution fees - Class C	139
Distribution fees - Class R	59
Servicing fees - Class A	554
Servicing fees - Class C	46
Servicing fees - Class R	59
Trustee fees	17
Interest expense	2,192
Miscellaneous expense	1
Total Expenses	32,021
Waiver and/or Reimbursement by PIMCO	(5,120)
Net Expenses	26,901

Net Investment Income (Loss)	31,546

Net Realized Gain (Loss):

Investments in securities	50,047
Investments in Affiliates	97
Exchange-traded or centrally cleared financial derivative instruments	62,740
Over the counter financial derivative instruments	969,142
Short sales	(1,344)
Foreign currency	2,193

Net Realized Gain (Loss)	1,082,875

Net Change in Unrealized Appreciation (Depreciation):

Investments in securities	170,344
Exchange-traded or centrally cleared financial derivative instruments	(16,907)
Over the counter financial derivative instruments	(76,354)
Short sales	(97)
Foreign currency assets and liabilities	(3,589)

Net Change in Unrealized Appreciation (Depreciation)	73,397

Net Increase (Decrease) in Net Assets Resulting from Operations	$1,187,818

†	A zero balance may reflect actual amounts rounding to less than one thousand.

20	PIMCO COMMODITYREALRETURN STRATEGY FUND®	See Accompanying Notes

Consolidated Statements of Changes in Net Assets PIMCO CommodityRealReturn Strategy Fund®

(Amounts in thousands†)	Year Ended March 31, 2021	Year Ended March 31, 2020

Increase (Decrease) in Net Assets from:

Operations:

Net investment income (loss)	$31,546	$106,391
Net realized gain (loss)	1,082,875	(1,102,021)
Net change in unrealized appreciation (depreciation)	73,397	30,260

Net Increase (Decrease) in Net Assets Resulting from Operations	1,187,818	(965,370)

Distributions to Shareholders:

From net investment income and/or net realized capital gains
Institutional Class	(21,695)	(136,922)
I-2	(13,161)	(13,489)
I-3	(129)	(82)
Administrative Class	(733)	(1,724)
Class A	(2,472)	(10,901)
Class C	(134)	(902)
Class R	(236)	(986)

Total Distributions(a)	(38,560)	(165,006)

Fund Share Transactions:

Net increase (decrease) resulting from Fund share transactions*	1,287,330	(2,159,808)

Total Increase (Decrease) in Net Assets	2,436,588	(3,290,184)

Net Assets:

Beginning of year	1,932,232	5,222,416
End of year	$4,368,820	$1,932,232

†	A zero balance may reflect actual amounts rounding to less than one thousand.
*	See Note 13, Shares of Beneficial Interest, in the Notes to Financial Statements.
(a)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

ANNUAL REPORT	MARCH 31, 2021	21

Consolidated Statement of Cash Flows PIMCO CommodityRealReturn Strategy Fund®

Year Ended March 31, 2021 (Amounts in thousands†)

Cash Flows Provided by (Used for) Operating Activities:

Net increase (decrease) in net assets resulting from operations	$1,187,818

Adjustments to Reconcile Net Increase (Decrease) in Net Assets from Operations to Net Cash Provided by (Used for) Operating Activities:

Purchases of long-term securities	(12,486,936)
Proceeds from sales of long-term securities	11,127,260
(Purchases) Proceeds from sales of short-term portfolio investments, net	(186,059)
(Increase) decrease in deposits with counterparty	2,029
(Increase) decrease in receivable for investments sold	241,640
(Increase) decrease in interest and/or dividends receivable	(872)
(Increase) decrease in dividends receivable from Affiliates	17
Proceeds from (Payments on) exchange-traded or centrally cleared financial derivative instruments	51,566
Proceeds from (Payments on) over the counter financial derivative instruments	974,622
(Increase) decrease in reimbursement receivable from PIMCO	(214)
Increase (decrease) in payable for investments purchased	(233,452)
Increase (decrease) in deposits from counterparty	(24,014)
Increase (decrease) in accrued investment advisory fees	861
Increase (decrease) in accrued supervisory and administrative fees	544
Increase (decrease) in accrued distribution fees	29
Increase (decrease) in accrued servicing fees	14
Proceeds from (Payments on) short sales transactions, net	(17,854)
Proceeds from (Payments on) foreign currency transactions	2,231
Net Realized (Gain) Loss
Investments in securities	(50,047)
Investments in Affiliates	(97)
Exchange-traded or centrally cleared financial derivative instruments	(62,740)
Over the counter financial derivative instruments	(969,142)
Short sales	1,344
Foreign currency	(2,193)
Net Change in Unrealized (Appreciation) Depreciation
Investments in securities	(170,344)
Exchange-traded or centrally cleared financial derivative instruments	16,907
Over the counter financial derivative instruments	76,354
Short sales	97
Foreign currency assets and liabilities	3,589
Net amortization (accretion) on investments	22,105
Net Cash Provided by (Used for) Operating Activities	(494,937)

Cash Flows Received from (Used for) Financing Activities:

Proceeds from shares sold	2,590,425
Payments on shares redeemed	(1,353,438)
Cash distributions paid*	(3,605)
Proceeds from reverse repurchase agreements	121,678,291
Payments on reverse repurchase agreements	(122,414,204)
Proceeds from sale-buyback transactions	1,177,539
Payments on sale-buyback transactions	(1,186,226)
Net Cash Received from (Used for) Financing Activities	488,782

Net Increase (Decrease) in Cash and Foreign Currency	(6,155)

Cash and Foreign Currency:

Beginning of year	19,369
End of year	$13,214
* Reinvestment of distributions	$34,955

Supplemental Disclosure of Cash Flow Information:
Interest expense paid during the year	$3,637

†	A zero balance may reflect actual amounts rounding to less than one thousand.

A Statement of Cash Flows is presented when the Fund has a significant amount of borrowing during the year, based on the average total borrowing outstanding in relation to total assets or when substantially all of the Fund’s investments are not classified as Level 1 or 2 in the fair value hierarchy.

22	PIMCO COMMODITYREALRETURN STRATEGY FUND®	See Accompanying Notes

Consolidated Schedule of Investments PIMCO CommodityRealReturn Strategy Fund®

March 31, 2021

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 129.8%

CORPORATE BONDS & NOTES 5.3%

BANKING & FINANCE 5.0%

Ally Financial, Inc.
4.250% due 04/15/2021		$100	$100

Aviation Capital Group LLC
2.875% due 01/20/2022		900	913

Avolon Holdings Funding Ltd.
5.500% due 01/15/2023		200	212

Banco Bilbao Vizcaya Argentaria S.A.
5.875% due 05/24/2022 •(e)(f)	EUR	400	488
5.875% due 09/24/2023 •(e)(f)		400	501

Cooperatieve Rabobank UA
6.625% due 06/29/2021 •(e)(f)		4,800	5,717

Corp. Andina de Fomento
3.950% due 10/15/2021 (d)	MXN	97,760	4,793

Credit Suisse Group Funding Guernsey Ltd.
3.800% due 09/15/2022		$7,000	7,293

Deutsche Bank AG
4.250% due 10/14/2021		28,300	28,829

Erste Group Bank AG
8.875% due 10/15/2021 •(e)(f)	EUR	200	245

Ford Motor Credit Co. LLC
3.550% due 10/07/2022		$4,200	4,308

ING Bank NV
2.625% due 12/05/2022		7,600	7,894

Jackson National Life Global Funding
2.500% due 06/27/2022		200	205

Jyske Realkredit A/S
0.500% due 10/01/2043	DKK	800	122
1.000% due 10/01/2050		273,775	42,200
1.000% due 10/01/2053		9,800	1,487
2.500% due 10/01/2047		17	3

Mitsubishi UFJ Lease & Finance Co. Ltd.
3.406% due 02/28/2022		$200	205

Natwest Group PLC
1.751% (US0003M + 1.550%) due 06/25/2024 ~		6,500	6,643
4.519% due 06/25/2024 •		4,200	4,537
8.625% due 08/15/2021 •(e)(f)		1,260	1,293

New York Life Global Funding
2.250% due 07/12/2022		300	307

Nissan Motor Acceptance Corp.
2.650% due 07/13/2022		200	204
3.650% due 09/21/2021		100	101
3.875% due 09/21/2023		100	107

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Nordea Kredit Realkreditaktieselskab
0.500% due 10/01/2043	DKK	300	$46
1.000% due 10/01/2050		240,524	37,103
2.500% due 10/01/2047		3	1

NTT Finance Corp.
1.900% due 07/21/2021		$200	201

Nykredit Realkredit A/S
0.500% due 10/01/2043	DKK	3,400	516
1.000% due 10/01/2050		261,635	40,318
2.500% due 10/01/2047		15	3

Park Aerospace Holdings Ltd.
5.250% due 08/15/2022		$400	420

Realkredit Danmark A/S
1.000% due 10/01/2053	DKK	37,600	5,705
2.500% due 04/01/2047		13	2

UniCredit SpA
7.830% due 12/04/2023		$14,500	16,910

			219,932

INDUSTRIALS 0.2%

AbbVie, Inc.
2.300% due 05/14/2021		100	100

Amgen, Inc.
2.650% due 05/11/2022		200	205

Bristol-Myers Squibb Co.
3.250% due 08/15/2022		100	104

Central Nippon Expressway Co. Ltd.
2.091% due 09/14/2021		200	202
2.567% due 11/02/2021		200	202

Daimler Finance North America LLC
2.850% due 01/06/2022		300	305

Discovery Communications LLC
2.950% due 03/20/2023		158	165

Enterprise Products Operating LLC
4.050% due 02/15/2022		200	206

IHS Markit Ltd.
5.000% due 11/01/2022		100	105

Japan Tobacco, Inc.
2.000% due 04/13/2021		400	400

Komatsu Finance America, Inc.
2.437% due 09/11/2022		200	206

Microchip Technology, Inc.
3.922% due 06/01/2021		100	101

NXP BV
3.875% due 09/01/2022		200	209
4.625% due 06/01/2023		300	325

Penske Truck Leasing Co. LP
4.250% due 01/17/2023		100	106

Sabine Pass Liquefaction LLC
6.250% due 03/15/2022		600	623

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2021	23

Consolidated Schedule of Investments PIMCO CommodityRealReturn Strategy Fund® (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Sprint Spectrum Co. LLC
3.360% due 03/20/2023	$25	$25

Sydney Airport Finance Co. Pty. Ltd.
3.900% due 03/22/2023	200	212

Toyota Industries Corp.
3.110% due 03/12/2022	200	205

U.S. Airways Pass-Through Trust
7.125% due 04/22/2025	1,511	1,557

VMware, Inc.
3.900% due 08/21/2027	900	983

Volkswagen Group of America Finance LLC
4.000% due 11/12/2021	1,200	1,226

		7,772

SPECIALTY FINANCE 0.1%

Lloyds Banking Group PLC
3.870% due 09/02/2021 (g)	3,000	3,006

UTILITIES 0.0%

British Transco International Finance BV
0.000% due 11/04/2021 (c)	400	399

Duke Energy Corp.
2.400% due 08/15/2022	200	205

Eversource Energy
2.900% due 10/01/2024	200	214

National Rural Utilities Cooperative Finance Corp.
0.574% (US0003M + 0.375%) due 06/30/2021 ~	150	150

Progress Energy, Inc.
3.150% due 04/01/2022	100	102

Tampa Electric Co.
2.600% due 09/15/2022	100	102

		1,172

Total Corporate Bonds & Notes (Cost $227,893)		231,882

U.S. GOVERNMENT AGENCIES 6.7%

Fannie Mae
0.248% due 03/25/2036 •	55	55
0.554% due 02/25/2037 •	474	478
2.605% due 05/01/2036 •	7	7
2.861% due 05/01/2035 •	41	42

Fannie Mae, TBA
3.000% due 06/01/2051	1,000	1,041

Freddie Mac
0.376% due 01/15/2037 •	4	4
2.532% due 01/01/2034 •	102	103
2.981% due 06/01/2033 •	91	93

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Ginnie Mae
0.599% due 08/20/2068 •	$7,800	$7,730

Uniform Mortgage-Backed Security, TBA
4.000% due 04/01/2051 - 05/01/2051	265,689	285,101

Total U.S. Government Agencies (Cost $295,399)		294,654

U.S. TREASURY OBLIGATIONS 84.1%

U.S. Treasury Bonds
1.625% due 11/15/2050 (i)	30,630	25,533
3.000% due 05/15/2045 (i)	1,370	1,528

U.S. Treasury Inflation Protected Securities (d)
0.125% due 04/15/2021	54,381	54,492
0.125% due 01/15/2022 (k)(m)	200,607	205,149
0.125% due 04/15/2022	112,203	115,401
0.125% due 07/15/2022	67,672	70,366
0.125% due 07/15/2022 (k)(m)	1,137	1,183
0.125% due 01/15/2023 (k)	71,801	75,314
0.125% due 07/15/2024	59,481	64,371
0.125% due 10/15/2024 (i)	287,117	310,668
0.125% due 04/15/2025 (i)	356,117	385,654
0.125% due 10/15/2025 (k)(m)	160,776	175,221
0.125% due 07/15/2026	62,554	68,397
0.125% due 01/15/2030	183,796	199,036
0.125% due 07/15/2030 (i)	22,492	24,434
0.125% due 01/15/2031 (i)	173,317	186,740
0.250% due 07/15/2029	24,046	26,479
0.375% due 07/15/2023 (k)	141,126	151,119
0.375% due 07/15/2025	122,457	134,959
0.375% due 07/15/2025 (k)(m)	36,727	40,476
0.500% due 04/15/2024	163,673	177,464
0.625% due 07/15/2021 (k)	115,233	117,106
0.625% due 07/15/2021 (i)(k)	442,247	449,436
0.625% due 04/15/2023 (k)	155,764	165,753
0.625% due 01/15/2024 (k)	51,966	56,355
0.625% due 01/15/2026	63,820	70,997
0.625% due 02/15/2043 (m)	478	541
0.750% due 07/15/2028	5,397	6,159
0.875% due 01/15/2029	23,094	26,501
1.375% due 02/15/2044 (m)	2,446	3,201
1.750% due 01/15/2028	56,841	68,400
2.125% due 02/15/2040 (i)(m)	3,267	4,692
2.125% due 02/15/2041 (m)	9,943	14,402
2.375% due 01/15/2025 (i)	100,972	118,321
2.500% due 01/15/2029 (k)(m)	45,086	57,723

24	PIMCO COMMODITYREALRETURN STRATEGY FUND®	See Accompanying Notes

March 31, 2021

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.875% due 04/15/2029	$12,968	$18,213

Total U.S. Treasury Obligations (Cost $3,608,916)		3,671,784

NON-AGENCY MORTGAGE-BACKED SECURITIES 2.8%

Adjustable Rate Mortgage Trust
3.201% due 09/25/2035 ^~	492	471
3.237% due 10/25/2035 ^~	310	305

Alliance Bancorp Trust
0.349% due 07/25/2037 •	2,224	2,076

American Home Mortgage Assets Trust
0.489% due 05/25/2046 ^•	134	120
1.179% due 11/25/2046 •	5,235	2,349

American Home Mortgage Investment Trust
1.701% due 09/25/2045 •	84	85

Banc of America Funding Trust
0.691% due 05/20/2035 ^•	87	82
3.070% due 05/20/2036 ^~	183	184
3.128% due 05/25/2035 ~	19	19
3.134% due 01/20/2047 ~	5,016	4,908
3.376% due 01/20/2047 ^~	129	125

Banc of America Mortgage Trust
2.613% due 11/25/2035 ^~	196	199
2.705% due 01/25/2035 ~	6	6
2.961% due 12/25/2034 ~	231	256
3.133% due 07/25/2035 ^~	253	253

Bancorp Commercial Mortgage Trust
1.156% due 09/15/2036 •	3,475	3,478

BCAP LLC Trust
0.279% due 01/25/2037 ^•	788	797
2.825% due 04/26/2036 ~	939	838

Bear Stearns Adjustable Rate Mortgage Trust
3.043% due 10/25/2035 ~	333	342
3.056% due 02/25/2036 ^~	173	172
3.146% due 05/25/2033 ~	15	15
3.263% due 07/25/2036 ^~	445	438
3.375% due 07/25/2034 ~	69	70

Bear Stearns ALT-A Trust
0.429% due 02/25/2034 •	437	425
3.033% due 09/25/2035 ^~	211	168
3.157% due 09/25/2034 ~	161	178
3.194% due 09/25/2047 ^~	3,375	2,300

Chase Mortgage Finance Trust
2.866% due 12/25/2035 ^~	394	385
3.214% due 09/25/2036 ^~	533	488
3.321% due 03/25/2037 ^~	703	709
5.500% due 12/25/2022 ^	926	557

CIM Trust
1.109% due 02/25/2049 •	638	639

Citigroup Mortgage Loan Trust
2.520% due 03/25/2036 ^•	42	42

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.570% due 05/25/2035 •		$65	$65
3.258% due 04/25/2066 ~		841	849

Citigroup Mortgage Loan Trust, Inc.
1.940% due 09/25/2035 •		61	62
3.027% due 12/25/2035 ^~		263	185

CitiMortgage Alternative Loan Trust
6.000% due 06/25/2037 ^		219	220

Countrywide Alternative Loan Trust
0.289% due 05/25/2047 •		1,205	1,152
0.291% due 02/20/2047 ^•		3,526	2,775
0.306% due 12/20/2046 ^•		276	241
0.329% due 06/25/2046 •		20	31
0.529% due 07/25/2046 •		102	98
1.259% due 12/25/2035 •		291	273
2.920% due 11/25/2035 ^~		236	226
5.000% due 07/25/2035		1,049	831
5.500% due 07/25/2035		150	141
5.750% due 03/25/2037 ^•		240	192
6.000% due 03/25/2037 ^		216	129
6.500% due 08/25/2032		105	107

Countrywide Home Loan Mortgage Pass-Through Trust
0.749% due 03/25/2035 •		36	35
2.417% due 10/20/2035 ~		39	37
2.660% due 11/20/2034 ~		27	27
2.912% due 04/20/2035 ~		64	65
3.023% due 09/25/2047 ^~		370	357
5.500% due 11/25/2035		75	60
5.500% due 04/25/2038		303	316
6.000% due 04/25/2036		378	287

Credit Suisse Mortgage Capital Certificates
0.259% due 09/29/2036 •		3,426	3,345
3.482% due 08/26/2058 ~		429	429
6.225% due 10/26/2036 ~		450	446

Credit Suisse Mortgage Capital Mortgage-Backed Trust
6.421% due 10/25/2037 ~		1,808	1,535

Deutsche ALT-A Securities, Inc. Mortgage Loan Trust
5.500% due 12/25/2035 ^		292	284

Deutsche ALT-B Securities, Inc. Mortgage Loan Trust
0.209% due 10/25/2036 ^•		79	61

Eurosail PLC
0.948% due 10/17/2040 •	EUR	2,209	2,605

First Horizon Alternative Mortgage Securities Trust
6.000% due 02/25/2037 ^		$134	86

First Horizon Mortgage Pass-Through Trust
2.830% due 10/25/2035 ~		74	78

Great Hall Mortgages PLC
0.211% due 03/18/2039 •	GBP	239	326
0.231% due 06/18/2038 •		176	239

GSR Mortgage Loan Trust
3.062% due 11/25/2035 ^~		$187	140

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2021	25

Consolidated Schedule of Investments PIMCO CommodityRealReturn Strategy Fund® (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.147% due 11/25/2035 ^~		$926	$889
3.211% due 11/25/2035 ~		251	253

HarborView Mortgage Loan Trust
0.300% due 09/19/2037 •		76	74
0.550% due 05/19/2035 •		432	417
0.610% due 01/19/2036 •		1,307	948
3.088% due 08/19/2036 ^~		118	122

Hawksmoor Mortgages
1.100% due 05/25/2053 •	GBP	16,584	22,949

HomeBanc Mortgage Trust
0.469% due 12/25/2036 •		$111	111
2.898% due 04/25/2037 ^~		4	4

IndyMac Mortgage Loan Trust
0.289% due 07/25/2047 •		1,618	1,303
0.299% due 09/25/2046 •		3,088	2,897
0.669% due 07/25/2035 •		236	198
2.911% due 10/25/2034 ~		315	321
2.987% due 09/25/2035 ^~		215	206
3.164% due 06/25/2035 ^~		91	88

JP Morgan Alternative Loan Trust
0.569% due 12/25/2036 •		3,850	3,758

JP Morgan Chase Commercial Mortgage Securities Trust
1.556% due 12/15/2031 •		942	934

JP Morgan Mortgage Trust
2.161% due 06/25/2035 ~		56	59
2.509% due 07/25/2035 ~		40	42
2.749% due 06/25/2036 ^~		558	475
2.920% due 11/25/2035 ^~		168	157
2.933% due 07/25/2035 ~		77	78
3.020% due 06/25/2035 ~		154	161
3.051% due 07/27/2037 ~		276	272
3.157% due 08/25/2036 ^~		112	102
3.850% due 07/25/2034 ~		11	11

Luminent Mortgage Trust
0.509% due 10/25/2046 •		518	501

MASTR Adjustable Rate Mortgages Trust
0.589% due 05/25/2037 •		310	183

Merrill Lynch Alternative Note Asset Trust
0.409% due 03/25/2037 •		729	290
3.101% due 06/25/2037 ^~		335	255

Merrill Lynch Mortgage Investors Trust
1.909% due 05/25/2036 ~		59	55
2.846% due 12/25/2035 ~		51	44
3.199% due 09/25/2035 ^~		111	104
3.432% due 05/25/2034 ~		105	106
3.544% due 06/25/2035 ~		205	209

Merrill Lynch Mortgage-Backed Securities Trust
3.055% due 04/25/2037 ^~		990	1,016

New Residential Mortgage Loan Trust
2.750% due 07/25/2059 ~		1,062	1,109
4.500% due 05/25/2058 ~		122	132

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Residential Accredit Loans, Inc. Trust
0.409% due 08/25/2035 •		$698	$610
3.187% due 08/25/2035 ^~		470	258
4.962% due 02/25/2036 ^~		274	240

Residential Asset Securitization Trust
0.509% due 05/25/2035 •		959	714
6.250% due 10/25/2036 ^		460	450
6.500% due 09/25/2036 ^		697	398
6.500% due 06/25/2037		11,688	4,619

Residential Funding Mortgage Securities, Inc. Trust
2.803% due 06/25/2035 ~		147	137
3.216% due 09/25/2035 ^~		1,083	833
6.000% due 06/25/2037 ^		647	644
6.500% due 03/25/2032		220	229

Sequoia Mortgage Trust
0.810% due 10/19/2026 •		19	18
2.206% due 01/20/2047 ^~		405	312

Structured Adjustable Rate Mortgage Loan Trust
0.429% due 10/25/2035 •		631	625
2.862% due 02/25/2036 ^~		243	180

Structured Asset Mortgage Investments Trust
0.489% due 06/25/2036 •		174	176
0.529% due 04/25/2036 •		12	12
0.549% due 05/25/2046 •		3,252	1,725
0.610% due 07/19/2035 •		717	727

Towd Point Mortgage Funding PLC
1.058% due 10/20/2051 •	GBP	14,814	20,554

Wachovia Mortgage Loan Trust LLC
2.960% due 08/20/2035 ^~		$235	237

WaMu Mortgage Pass-Through Certificates Trust
0.999% due 01/25/2047 ^•		1,575	1,522
1.189% due 12/25/2046 •		767	735
1.239% due 06/25/2046 •		125	126
1.259% due 08/25/2046 •		327	316
1.459% due 11/25/2042 •		89	88
1.957% due 11/25/2046 •		621	611
2.785% due 09/25/2033 ~		65	64
3.015% due 09/25/2036 ^~		931	909
3.180% due 02/25/2037 ^~		135	133
3.334% due 08/25/2036 ^~		89	89

Washington Mutual Mortgage Pass-Through Certificates Trust
6.500% due 08/25/2035		134	127

Wells Fargo Mortgage-Backed Securities Trust
2.909% due 04/25/2036 ~		371	364
2.916% due 10/25/2036 ~		7	7

Total Non-Agency Mortgage-Backed Securities (Cost $118,529)			121,436

26	PIMCO COMMODITYREALRETURN STRATEGY FUND®	See Accompanying Notes

March 31, 2021

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
ASSET-BACKED SECURITIES 7.6%

ACE Securities Corp. Home Equity Loan Trust
0.229% due 10/25/2036 •		$23	$13

Adagio CLO DAC
0.720% due 10/15/2031 •	EUR	2,500	2,932

Aqueduct European CLO DAC
0.640% due 07/20/2030 •		8,000	9,381

Argent Securities Trust
0.259% due 07/25/2036 •		$5,937	5,466
0.429% due 05/25/2036 •		2,678	1,018

Armada Euro CLO DAC
0.720% due 07/15/2031 •	EUR	6,500	7,623

Asset-Backed Securities Corp. Home Equity Loan Trust
1.054% due 09/25/2034 •		$736	736

Babson Euro CLO BV
0.277% due 10/25/2029 •	EUR	553	648

Bain Capital Euro DAC
0.000% due 01/20/2032 «•(a)		6,700	7,862

Barings Euro CLO BV
0.680% due 07/27/2030 •		1,670	1,959
1.050% due 07/27/2030		251	294

Blackrock European CLO DAC
0.620% due 10/15/2031 •		3,300	3,868

BlueMountain Fuji EUR CLO DAC
0.650% due 07/15/2030 •		600	704

Cairn CLO BV
0.600% due 04/30/2031 •		4,100	4,808

Catamaran CLO Ltd.
1.313% due 01/18/2029 •		$7,000	7,007

Cathedral Lake CLO Ltd.
1.049% due 07/15/2029 «•(a)		4,700	4,699

CIFC Funding Ltd.
1.078% due 10/25/2027 •		5,258	5,249

CIT Mortgage Loan Trust
1.459% due 10/25/2037 •		1,310	1,319
1.609% due 10/25/2037 •		4,400	4,487

Citigroup Mortgage Loan Trust
0.189% due 01/25/2037 •		52	44
0.569% due 12/25/2036 •		1,148	941
0.579% due 03/25/2037 •		3,200	3,059

Citigroup Mortgage Loan Trust, Inc.
0.604% due 10/25/2036 •		7,400	7,224

Countrywide Asset-Backed Certificates
0.249% due 07/25/2037 •		2,871	2,716
0.309% due 09/25/2037 •		2,237	1,973
0.359% due 03/25/2037 •		5,700	5,462
0.689% due 08/25/2036 •		587	586

Countrywide Asset-Backed Certificates Trust
1.834% due 11/25/2034 •		7,502	7,535

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Crown Point CLO Ltd.
1.163% due 07/17/2028 •		$3,456	$3,457

CVC Cordatus Loan Fund DAC
0.630% due 09/15/2031 •	EUR	3,100	3,672
0.650% due 10/15/2031 •		8,700	10,305

Dorchester Park CLO DAC
1.124% due 04/20/2028 •		$2,558	2,560

Dryden Euro CLO BV
0.660% due 04/15/2033 •	EUR	2,700	3,166

Dryden Senior Loan Fund
1.141% due 10/15/2027 •		$8,071	8,074

Elm Park CLO DAC
0.620% due 04/16/2029 •	EUR	656	770

Euro-Galaxy CLO DAC
0.620% due 04/24/2034 •		4,800	5,629

Evans Grove CLO Ltd.
1.111% due 05/28/2028 •		$5,559	5,562

Fremont Home Loan Trust
0.244% due 10/25/2036 •		668	614

GSAA Home Equity Trust
0.409% due 03/25/2037 •		636	363

GSAMP Trust
0.479% due 03/25/2047 •		2,500	2,146
1.084% due 03/25/2035 ^•		1,609	1,565

Halcyon Loan Advisors Funding Ltd.
1.143% due 04/20/2027 •		694	693

Harvest CLO DAC
0.640% due 10/15/2031 •	EUR	8,100	9,495
0.680% due 10/20/2031 •(a)		4,800	5,629

Home Equity Asset Trust
0.784% due 02/25/2036 •		$3,700	3,605
0.904% due 07/25/2034 •		355	353

Home Equity Mortgage Loan Asset-Backed Trust
0.329% due 04/25/2037 •		2,203	1,905

HSI Asset Securitization Corp. Trust
0.379% due 02/25/2036 •		2,381	2,337

IndyMac Mortgage Loan Trust
0.179% due 07/25/2036 •		4,574	1,821

JMP Credit Advisors CLO Ltd.
1.073% due 01/17/2028 •		1,930	1,932

JP Morgan Mortgage Acquisition Trust
0.319% due 10/25/2036 •		268	264

Jubilee CLO BV
0.610% due 04/15/2030 •(a)	EUR	8,800	10,320
0.650% due 04/15/2031 •		2,600	3,049

KKR CLO Ltd.
1.145% due 07/15/2030 •(a)		$2,600	2,600

Laurelin DAC
0.720% due 10/20/2031 •(a)	EUR	4,800	5,629

Legacy Mortgage Asset Trust
3.750% due 04/25/2059 þ		$239	241

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2021	27

Consolidated Schedule of Investments PIMCO CommodityRealReturn Strategy Fund® (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Lehman ABS Manufactured Housing Contract Trust
7.170% due 04/15/2040 ^~		$2,473	$2,077

Lehman XS Trust
0.269% due 05/25/2036 •		1,721	1,884
5.244% due 06/25/2036 þ		4,597	4,674

LoanCore Issuer Ltd.
1.236% due 05/15/2036 •		7,600	7,602

Man GLG Euro CLO DAC
0.690% due 12/15/2031 •	EUR	5,300	6,277
0.870% due 01/15/2030 •		2,200	2,583

Marathon CLO Ltd.
1.342% due 04/15/2029 •		$1,850	1,853

Marble Point CLO Ltd.
1.222% due 10/15/2030 •(a)		7,000	7,000

Marlette Funding Trust
2.690% due 09/17/2029		374	376

MASTR Asset-Backed Securities Trust
0.259% due 10/25/2036 •		1,691	761

Monarch Grove CLO
1.098% due 01/25/2028 •		5,112	5,110

Morgan Stanley ABS Capital, Inc. Trust
0.169% due 05/25/2037 •		517	470
0.814% due 07/25/2035 •		83	84

Morgan Stanley Mortgage Loan Trust
0.469% due 04/25/2037 •		715	310
5.910% due 11/25/2036 þ		1,616	587

Mountain View CLO Ltd.
1.041% due 10/15/2026 •		1,093	1,092
1.731% due 04/15/2029 •		3,100	3,104

New Century Home Equity Loan Trust
0.874% due 02/25/2035 •		1,758	1,739

NovaStar Mortgage Funding Trust
0.814% due 01/25/2036 •		4,769	4,755

Oak Hill European Credit Partners Designated Activity Co.
0.730% due 01/20/2032 •	EUR	2,600	3,041

OCP CLO Ltd.
1.041% due 07/15/2027 •		$186	186

Octagon Investment Partners Ltd.
1.091% due 07/15/2027 •		1,252	1,251

OZLM Funding Ltd.
1.088% due 07/22/2029 •		6,000	6,000

Palmer Square European Loan Funding DAC
0.870% due 02/15/2030 •	EUR	1,500	1,760

Palmer Square Loan Funding Ltd.
1.194% due 04/20/2027 •		$146	147

Park Place Securities, Inc. Asset-Backed Pass-Through Certificates
0.799% due 05/25/2035 •		283	283
1.084% due 10/25/2034 •		203	204
1.099% due 09/25/2034 •		283	283

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Renaissance Home Equity Loan Trust
1.209% due 09/25/2037 •	$14,959	$7,672

Residential Asset Securities Corp. Trust
0.589% due 08/25/2036 •	772	695

Securitized Asset-Backed Receivables LLC Trust
0.609% due 05/25/2036 •	4,883	3,403

Sound Point CLO Ltd.
1.156% due 07/25/2030 •	3,600	3,600
1.161% due 01/23/2029 •	8,800	8,795

Soundview Home Loan Trust
0.169% due 11/25/2036 •	491	201

Stanwich Mortgage Loan Co. LLC
3.375% due 08/15/2024 þ	609	612

Starwood Commercial Mortgage Trust
1.186% due 07/15/2038 •	800	800

Structured Asset Investment Loan Trust
0.829% due 04/25/2033 •	1,392	1,374

Symphony CLO Ltd.
1.121% due 04/15/2028 •	1,440	1,442
1.184% due 07/14/2026 •	1,746	1,748

Telos CLO Ltd.
1.173% due 04/17/2028 •	2,670	2,670

TICP CLO Ltd.
1.024% due 07/20/2027 •	1,751	1,754
1.064% due 04/20/2028 •	3,414	3,417

Towd Point Mortgage Trust
1.109% due 05/25/2058 •	9,889	9,982

Tralee CLO Ltd.
1.254% due 10/20/2027 •	1,417	1,417

Venture CLO Ltd.
1.121% due 04/15/2027 •	3,377	3,381
1.121% due 07/15/2027 •	2,057	2,059
1.166% due 09/07/2030 •	2,300	2,300
1.231% due 07/20/2030 •	3,200	3,196
1.324% due 01/20/2029 •	1,400	1,401

Wellfleet CLO Ltd.
1.074% due 04/20/2029 •	4,500	4,499

Wells Fargo Home Equity Asset-Backed Securities Trust
2.509% due 12/25/2034 •	1,460	1,522

WhiteHorse Ltd.
1.153% due 04/17/2027 •	1,681	1,683

Wind River CLO Ltd.
1.111% due 10/15/2027 •	158	158

Total Asset-Backed Securities (Cost $332,650)		332,643

SOVEREIGN ISSUES 16.2%

Argentina Government International Bond
0.125% due 07/09/2030 þ	199	65

28	PIMCO COMMODITYREALRETURN STRATEGY FUND®	See Accompanying Notes

March 31, 2021

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.125% due 07/09/2035 þ		$130	$38
1.000% due 08/05/2021	ARS	7,688	54
15.500% due 10/17/2026		21,780	60
34.109% (BADLARPP) due 10/04/2022 ~		1,800	11
36.119% (BADLARPP + 2.000%) due 04/03/2022 ~		40,847	269

Australia Government International Bond
1.250% due 02/21/2022 (d)	AUD	31,759	24,820
3.000% due 09/20/2025 (d)		34,078	30,765

Autonomous City of Buenos Aires
39.106% (BADLARPP + 5.000%) due 01/23/2022 ~	ARS	22,700	155

Canada Government Real Return Bond
4.250% due 12/01/2026 (d)	CAD	17,621	18,254

France Government International Bond
0.100% due 03/01/2026 (d)	EUR	21,548	27,724
0.250% due 07/25/2024 (d)		16,375	20,698
2.100% due 07/25/2023 (d)		41,564	53,007

Italy Buoni Poliennali Del Tesoro
0.400% due 05/15/2030 (d)		56,831	72,858
1.400% due 05/26/2025 (d)		98,846	124,029

Japan Government International Bond
0.100% due 03/10/2028 (d)	JPY	3,337,875	30,447
0.100% due 03/10/2029 (d)		2,949,166	26,861

Mexico Government International Bond
4.500% due 11/22/2035 (d)	MXN	396,505	22,236

New Zealand Government International Bond
2.000% due 09/20/2025 (d)	NZD	77,037	60,797
2.500% due 09/20/2035 (d)		4,245	3,825

Peru Government International Bond
5.940% due 02/12/2029	PEN	15,900	4,823

Provincia de Buenos Aires
37.932% due 05/31/2022	ARS	22,770	148

Qatar Government International Bond
3.875% due 04/23/2023		6,300	6,723

United Kingdom Gilt
0.125% due 03/22/2026 (d)	GBP	4,292	6,912
0.125% due 08/10/2028 (d)		31,991	54,719
1.250% due 11/22/2027 (d)		65,145	117,218

Total Sovereign Issues (Cost $688,747)			707,516

		SHARES	MARKET VALUE (000S)
PREFERRED SECURITIES 0.1%

BANKING & FINANCE 0.1%

Banco Bilbao Vizcaya Argentaria S.A.
8.875% due 04/14/2021 •(e)(f)		400,000	$470

Banco Santander S.A.
5.250% due 09/29/2023 •(e)(f)		200,000	250
6.250% due 09/11/2021 •(e)(f)		800,000	959

Bank of America Corp.
5.875% due 03/15/2028 •(e)		3,840,000	4,193

Total Preferred Securities (Cost $5,409)			5,872

SHORT-TERM INSTRUMENTS 7.0%

REPURCHASE AGREEMENTS (h) 5.6%
			243,795

		PRINCIPAL AMOUNT (000S)
SHORT-TERM NOTES 0.0%

Argentina Treasury Bond BONCER
1.100% due 04/17/2021	ARS	42,205	291

ARGENTINA TREASURY BILLS 0.1%
33.282% due 04/30/2021 - 09/13/2021 (b)(c)		390,368	2,648
33.282% (BADLARPP + 2.250%) due 06/30/2021 ~(b)		117,575	812

			3,460

U.S. TREASURY BILLS 0.2%
0.075% due 04/29/2021 (b)(c)(k)(m)		7,299	7,299

U.S. TREASURY CASH MANAGEMENT BILLS 1.1%
0.013% due 07/06/2021 (b)(c)(m)		50,249	50,248

Total Short-Term Instruments (Cost $305,044)			305,093

Total Investments in Securities (Cost $5,582,587)			5,670,880

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2021	29

Consolidated Schedule of Investments PIMCO CommodityRealReturn Strategy Fund® (Cont.)

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 0.1%

SHORT-TERM INSTRUMENTS 0.1%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 0.1%

PIMCO Short-Term Floating NAV Portfolio III	303,943	$2,997

Total Short-Term Instruments (Cost $2,996)		2,997

Total Investments in Affiliates (Cost $2,996)		2,997

Total Investments 129.9% (Cost $5,585,583)		$5,673,877

Financial Derivative Instruments (j)(l) (2.3)% (Cost or Premiums, net $(8,411))		(102,001)

Other Assets and Liabilities, net (27.5)%		(1,203,056)

Net Assets 100.0%		$4,368,820

NOTES TO CONSOLIDATED SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
«	Security valued using significant unobservable inputs (Level 3).
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
(a)	When-issued security.
(b)	Coupon represents a weighted average yield to maturity.
(c)	Zero coupon security.
(d)	Principal amount of security is adjusted for inflation.
(e)	Perpetual maturity; date shown, if applicable, represents next contractual call date.
(f)	Contingent convertible security.

30	PIMCO COMMODITYREALRETURN STRATEGY FUND®	See Accompanying Notes

March 31, 2021

(g)  RESTRICTED SECURITIES:

Issuer Description	Coupon	Maturity Date	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
Lloyds Banking Group PLC	3.870%	09/02/2021	05/22/2018	$3,000	$3,006	0.07%

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(h)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
BOS	(0.050)%	03/31/2021	04/01/2021	$37,502	U.S. Treasury Inflation Protected Securities 0.125% due 07/15/2030	$(37,576)	$37,502	$37,502
	0.010	04/01/2021	04/05/2021	42,300	U.S. Treasury Bonds 1.375% due 11/15/2040	(43,141)	42,300	42,300
	0.030	03/26/2021	04/05/2021	50,000	U.S. Treasury Bonds 1.375% due 11/15/2040	(50,405)	50,000	50,000
FICC	0.000	03/31/2021	04/01/2021	68,693	U.S. Treasury Notes 0.125% - 0.500% due 03/15/2023 - 03/31/2023	(70,067)	68,693	68,693
NOM	0.000	03/31/2021	04/01/2021	45,300	U.S. Treasury Bonds 1.125% due 08/15/2040	(46,078)	45,300	45,300

Total Repurchase Agreements						$(247,267)	$243,795	$243,795

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate(2)	Settlement Date	Maturity Date	Amount Borrowed(2)		Payable for Reverse Repurchase Agreements
BPS	0.120%	02/11/2021	05/13/2021	GBP	(70,940)	$(97,814)
BSN	0.090	03/30/2021	04/16/2021		$(71,880)	(71,881)
	0.090	04/01/2021	04/16/2021		(34,421)	(34,421)
DEU	0.030	03/31/2021	04/07/2021		(78,607)	(78,607)
IND	0.060	03/24/2021	04/07/2021		(50,448)	(50,448)
	0.060	03/25/2021	04/05/2021		(7,573)	(7,573)
	0.060	03/29/2021	04/12/2021		(246,526)	(246,527)
	0.090	03/09/2021	04/08/2021		(7,956)	(7,957)
JPS	(0.070)	03/24/2021	04/07/2021		(83,545)	(83,544)
	(0.060)	03/23/2021	04/06/2021		(5,094)	(5,093)
	0.020	03/04/2021	04/05/2021		(21,489)	(21,489)
NOM	0.080	03/18/2021	04/19/2021		(193,861)	(193,867)

Total Reverse Repurchase Agreements						$(899,221)

SHORT SALES:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales
U.S. Government Agencies 0.0%
Uniform Mortgage-Backed Security, TBA	3.500%	05/01/2051	$2,000	$(2,118)	$(2,114)

Total Short Sales 0.0%				$(2,118)	$(2,114)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2021	31

Consolidated Schedule of Investments PIMCO CommodityRealReturn Strategy Fund® (Cont.)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of March 31, 2021:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/ (Received)	Net Exposure(3)
Global/Master Repurchase Agreement
BOS	$129,802	$0	$0	$129,802	$(131,805)	$(2,003)
BPS	0	(97,814)	0	(97,814)	97,582	(232)
BSN	0	(106,302)	0	(106,302)	71,835	(34,467)
DEU	0	(78,607)	0	(78,607)	78,701	94
FICC	68,693	0	0	68,693	(70,067)	(1,374)
IND	0	(312,505)	0	(312,505)	312,086	(419)
JPS	0	(110,126)	0	(110,126)	109,961	(165)
NOM	45,300	(193,867)	0	(148,567)	147,571	(996)

Total Borrowings and Other Financing Transactions	$243,795	$(899,221)	$0

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
U.S. Treasury Obligations	$0	$(766,986)	$0	$0	$(766,986)
Sovereign Issues	0	0	(97,814)	0	(97,814)

Total Borrowings	$0	$(766,986)	$(97,814)	$0	$(864,800)

Payable for reverse repurchase agreements(4)					$(864,800)

(i)	Securities with an aggregate market value of $864,067 have been pledged as collateral under the terms of the above master agreements as of March 31, 2021.

(1)	Includes accrued interest.
(2)

The average amount of borrowings outstanding during the period ended March 31, 2021 was $(928,645) at a weighted average interest rate of 0.215%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(3)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(4)	Unsettled reverse repurchase agreements liability of $(34,421) is outstanding at period end.

32	PIMCO COMMODITYREALRETURN STRATEGY FUND®	See Accompanying Notes

March 31, 2021

(j)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

PURCHASED OPTIONS:

COMMODITY OPTIONS

Description	Strike Price	Expiration Date	# of Contracts		Notional Amount	Cost	Market Value
Put - NYMEX Crude Calendar Spread August Futures	$0.300	07/19/2021	2	$	2	$1	$0
Put - NYMEX Crude Calendar Spread December Futures	0.300	11/18/2021	2		2	0	1
Put - NYMEX Crude Calendar Spread July Futures	0.300	06/21/2021	2		2	0	0
Put - NYMEX Crude Calendar Spread June Futures	0.300	05/19/2021	2		2	0	0
Put - NYMEX Crude Calendar Spread May Futures	0.300	04/19/2021	2		2	0	0
Put - NYMEX Crude Calendar Spread November Futures	0.300	10/19/2021	2		2	0	0
Put - NYMEX Crude Calendar Spread October Futures	0.300	09/20/2021	2		2	0	0
Put - NYMEX Crude Calendar Spread September Futures	0.300	08/19/2021	2		2	0	0

Total Purchased Options						$1	$1

WRITTEN OPTIONS:

COMMODITY OPTIONS

Description	Strike Price	Expiration Date	# of Contracts	Notional Amount	Premiums (Received)	Market Value
Call - CMX Gold December 2021 Futures	$2,500.000	11/23/2021	24	$2	$(135)	$(13)
Call - CMX Gold December 2021 Futures	4,000.000	11/23/2021	24	2	(23)	(2)
Call - CMX Gold June 2021 Futures	3,500.000	05/25/2021	24	2	(23)	0
Call - NYMEX Crude Calendar Spread August Futures	0.300	07/19/2021	2	2	0	(1)
Call - NYMEX Crude Calendar Spread December Futures	0.300	11/18/2021	2	2	0	(1)
Call - NYMEX Crude Calendar Spread July Futures	0.300	06/21/2021	2	2	0	(1)
Call - NYMEX Crude Calendar Spread June Futures	0.300	05/19/2021	2	2	0	0
Call - NYMEX Crude Calendar Spread May Futures	0.300	04/19/2021	2	2	0	0
Call - NYMEX Crude Calendar Spread November Futures	0.300	10/19/2021	2	2	0	(1)
Call - NYMEX Crude Calendar Spread October Futures	0.300	09/20/2021	2	2	0	(1)
Call - NYMEX Crude Calendar Spread September Futures	0.300	08/19/2021	2	2	0	(1)
Call - NYMEX Crude December 2021 Futures	40.000	11/16/2021	15	15	(91)	(272)
Call - NYMEX Crude June 2021 Futures	67.000	05/17/2021	50	50	(69)	(42)
Call - NYMEX Crude June 2021 Futures	68.000	05/17/2021	36	36	(52)	(25)
Call - NYMEX Crude June 2021 Futures	70.000	05/17/2021	108	108	(141)	(51)
Call - NYMEX Crude June 2021 Futures	71.000	05/17/2021	72	72	(103)	(28)
Put - NYMEX Natural Gas June 2021 Futures	12.000	05/26/2021	6	4	(3)	0
Put - NYMEX Natural Gas June 2021 Futures	13.000	05/26/2021	6	4	(5)	0
Call - NYMEX Natural Gas June 2021 Futures	18.000	05/26/2021	6	4	(3)	(9)
Call - NYMEX Natural Gas June 2021 Futures	19.000	05/26/2021	6	4	(2)	(6)
Put - NYMEX Natural Gas May 2021 Futures	12.000	04/26/2021	6	4	(3)	0
Put - NYMEX Natural Gas May 2021 Futures	13.000	04/26/2021	6	4	(5)	0
Call - NYMEX Natural Gas May 2021 Futures	18.000	04/26/2021	6	4	(3)	(7)
Call - NYMEX Natural Gas May 2021 Futures	19.000	04/26/2021	6	4	(2)	(5)
Put - NYMEX Natural Gas October 2021 Futures	2.500	09/27/2021	24	240	(32)	(29)

Total Written Options					$(695)	$(495)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2021	33

Consolidated Schedule of Investments PIMCO CommodityRealReturn Strategy Fund® (Cont.)

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
Arabica Coffee September Futures	09/2021	4	$191	$(14)	$1	$0
Brent 1st Line April Futures	04/2021	10	(8)	0	0	0
Brent 1st Line vs. Dubai 1st Line April Futures	04/2022	3	5	2	0	0
Brent 1st Line vs. Dubai 1st Line April Futures	04/2023	11	18	4	0	0
Brent 1st Line vs. Dubai 1st Line August Futures	08/2022	3	5	1	0	0
Brent 1st Line vs. Dubai 1st Line August Futures	08/2023	11	16	2	0	0
Brent 1st Line vs. Dubai 1st Line December Futures	12/2022	3	5	1	0	0
Brent 1st Line vs. Dubai 1st Line December Futures	12/2023	11	15	2	0	0
Brent 1st Line vs. Dubai 1st Line February Futures	02/2022	3	5	2	0	0
Brent 1st Line vs. Dubai 1st Line February Futures	02/2023	11	17	4	0	0
Brent 1st Line vs. Dubai 1st Line January Futures	01/2022	3	5	2	0	0
Brent 1st Line vs. Dubai 1st Line January Futures	01/2023	11	17	4	0	0
Brent 1st Line vs. Dubai 1st Line July Futures	07/2022	3	5	1	0	0
Brent 1st Line vs. Dubai 1st Line July Futures	07/2023	11	16	3	0	0
Brent 1st Line vs. Dubai 1st Line June Futures	06/2022	3	5	1	0	0
Brent 1st Line vs. Dubai 1st Line June Futures	06/2023	11	17	3	0	0
Brent 1st Line vs. Dubai 1st Line March Futures	03/2022	3	5	2	0	0
Brent 1st Line vs. Dubai 1st Line March Futures	03/2023	11	18	4	0	0
Brent 1st Line vs. Dubai 1st Line May Futures	05/2022	3	5	2	0	0
Brent 1st Line vs. Dubai 1st Line May Futures	05/2023	11	18	4	0	0
Brent 1st Line vs. Dubai 1st Line November Futures	11/2022	3	5	1	0	0
Brent 1st Line vs. Dubai 1st Line November Futures	11/2023	11	15	1	0	0
Brent 1st Line vs. Dubai 1st Line October Futures	10/2022	3	5	1	0	0
Brent 1st Line vs. Dubai 1st Line October Futures	10/2023	11	15	1	0	0
Brent 1st Line vs. Dubai 1st Line September Futures	09/2022	3	5	1	0	0
Brent 1st Line vs. Dubai 1st Line September Futures	09/2023	11	15	2	0	0
Brent Crude December Futures	10/2021	371	22,342	(344)	1	(378)
Brent Crude December Futures	10/2023	21	1,163	(17)	0	(14)
Brent Crude December Futures	10/2024	40	2,167	149	0	(23)
Brent Crude June Futures	04/2021	116	7,278	(490)	0	(166)
Brent Crude March Futures	01/2022	146	8,643	2,121	0	(136)
Brent Crude November Futures	09/2021	32	1,940	(44)	0	(44)
California Carbon Allowance Future Vintage December Futures	12/2021	782	14,467	241	8	0
Call Options Strike @ EUR 114.200 on Euro-Schatz Bond June 2021 Futures(1)	05/2021	9,438	55	(6)	0	0
Call Options Strike @ EUR 161.500 on Euro-BTP Italy Government Bond June 2021 Futures(1)	05/2021	533	6	0	0	0
Chicago Ethanol (Platts) December Futures	12/2021	3	208	(1)	11	0
Chicago Ethanol (Platts) July Futures	07/2021	29	2,253	204	119	0
Chicago Ethanol (Platts) June Futures	06/2021	18	1,423	158	76	0
Chicago Ethanol (Platts) May Futures	05/2021	27	2,169	148	113	0
Chicago Ethanol (Platts) November Futures	11/2021	3	212	3	11	0
Chicago Ethanol (Platts) October Futures	10/2021	3	217	8	12	0
Coal August Futures	08/2021	12	864	85	4	0
Coal July Futures	07/2021	12	854	75	2	0
Coal September Futures	09/2021	12	878	100	3	0
Cocoa July Futures	07/2021	136	3,244	(166)	1	0
Cocoa September Futures	09/2021	9	216	(9)	0	0
Copper July Futures	07/2021	104	10,401	(144)	47	0
Corn December Futures	12/2021	92	2,197	120	115	0
Corn September Futures	09/2021	35	868	10	44	0
Cotton No. 2 December Futures	12/2021	77	3,084	(179)	45	0
Euro-Bobl June Futures	06/2021	286	45,305	14	27	(84)
Euro-Bund 10-Year Bond June Futures	06/2021	703	141,205	(91)	231	(511)

34	PIMCO COMMODITYREALRETURN STRATEGY FUND®	See Accompanying Notes

March 31, 2021

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
Gas Oil December Futures	12/2021	168	$8,627	$1,641	$13	$0
Gas Oil June Futures	06/2021	172	8,768	33	0	(17)
Hard Red Winter Wheat May Futures	05/2021	132	3,800	(72)	114	0
Hard Red Winter Wheat September Futures	09/2021	61	1,795	(181)	52	0
Henry Hub Natural Gas April Futures	03/2022	31	192	(6)	1	0
Henry Hub Natural Gas August Futures	07/2022	35	220	(5)	0	0
Henry Hub Natural Gas December Futures	11/2021	8	59	6	0	0
Henry Hub Natural Gas December Futures	11/2022	35	241	10	0	0
Henry Hub Natural Gas February Futures	01/2022	24	180	21	0	(1)
Henry Hub Natural Gas January Futures	12/2021	35	267	36	0	(1)
Henry Hub Natural Gas July Futures	06/2022	35	219	(6)	1	0
Henry Hub Natural Gas June Futures	05/2022	31	192	(7)	1	0
Henry Hub Natural Gas March Futures	02/2022	35	247	15	1	(1)
Henry Hub Natural Gas May Futures	04/2022	35	214	(12)	1	0
Henry Hub Natural Gas November Futures	10/2021	8	57	3	0	0
Henry Hub Natural Gas November Futures	10/2022	31	201	(4)	0	0
Henry Hub Natural Gas October Futures	09/2021	8	55	0	0	0
Henry Hub Natural Gas October Futures	09/2022	35	221	(4)	1	0
Henry Hub Natural Gas September Futures	08/2022	31	194	(5)	0	0
ICE Carbon Emissions December Futures	12/2021	131	6,537	951	107	(1)
Iron Ore July Futures	07/2021	708	10,451	38	0	(69)
Lean Hogs October Futures	10/2021	28	951	29	6	0
Live Cattle June Futures	06/2021	30	1,475	43	8	0
Live Cattle October Futures	10/2021	12	601	1	3	0
Natural Gas April Futures	03/2022	9	136	6	7	0
Natural Gas August Futures	07/2022	9	131	(3)	0	(3)
Natural Gas January Futures	12/2021	24	732	(32)	1	0
Natural Gas July Futures	06/2022	9	130	(4)	0	(4)
Natural Gas June Futures	05/2022	9	123	(6)	0	(7)
Natural Gas May Futures	04/2021	5	83	2	2	(4)
Natural Gas May Futures	04/2022	9	132	(2)	0	(2)
Natural Gas September Futures	08/2021	84	2,302	(184)	0	(2)
Natural Gas September Futures	08/2022	9	128	(2)	1	(2)
New York Harbor ULSD December Futures	11/2021	9	677	(22)	0	(7)
New York Harbor ULSD September Futures	08/2021	65	4,869	(121)	0	(58)
Nickel July Futures	07/2021	52	5,015	(211)	3	(214)
Palladium June Futures	06/2021	1	262	4	5	0
Platinum July Futures	07/2021	81	4,826	(154)	125	0
Put Options Strike @ EUR 130.500 on Euro-Bobl June 2021 Futures(1)	05/2021	14	0	0	0	0
Put Options Strike @ EUR 151.000 on Euro-Bund 10-Year Bond June 2021 Futures(1)	05/2021	1,111	13	(1)	0	0
RBOB Gasoline September Futures	08/2021	118	9,339	654	0	(134)
Soybean July Futures	07/2021	202	14,420	305	707	0
Soybean Meal December Futures	12/2021	74	2,942	179	185	0
Soybean Meal July Futures	07/2021	514	21,835	885	1,270	0
Soybean November Futures	11/2021	55	3,455	75	193	0
Soybean Oil December Futures	12/2021	87	2,403	161	126	0
Soybean Oil July Futures	07/2021	14	426	(2)	21	0
Sugar No. 11 October Futures	09/2021	170	2,814	(126)	0	(13)
U.S. Treasury 2-Year Note June Futures	06/2021	4,145	914,912	(710)	0	(208)
U.S. Treasury 5-Year Note June Futures	06/2021	8,347	1,030,007	(11,427)	0	(1,369)
Wheat September Futures	09/2021	26	802	(45)	21	0
White Sugar August Futures	07/2021	67	1,397	(82)	0	(24)
White Sugar May Futures	04/2021	3	63	(1)	0	(2)
WTI Crude December Futures	11/2021	57	3,240	(29)	0	(59)
WTI Crude December Futures	11/2022	230	12,218	540	0	(166)
WTI Crude June Futures	05/2021	29	1,716	466	0	(40)
WTI Crude June Futures	05/2022	491	26,868	1,789	0	(398)
WTI Crude June Futures	05/2023	167	8,654	(401)	0	(107)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2021	35

Consolidated Schedule of Investments PIMCO CommodityRealReturn Strategy Fund® (Cont.)

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
WTI Crude November Futures	10/2021	126	$7,219	$311	$0	$(134)
WTI Crude October Futures	09/2021	122	7,047	835	0	(135)
WTI Houston (Argus) vs. WTI Trade August Futures	07/2021	5	7	(6)	0	0
WTI Houston (Argus) vs. WTI Trade December Futures	11/2021	5	7	(6)	0	0
WTI Houston (Argus) vs. WTI Trade July Futures	06/2021	5	7	(6)	0	0
WTI Houston (Argus) vs. WTI Trade June Futures	05/2021	5	6	(6)	0	0
WTI Houston (Argus) vs. WTI Trade May Futures	04/2021	5	6	(7)	0	0
WTI Houston (Argus) vs. WTI Trade November Futures	10/2021	5	7	(6)	0	0
WTI Houston (Argus) vs. WTI Trade October Futures	09/2021	5	7	(6)	0	0
WTI Houston (Argus) vs. WTI Trade September Futures	08/2021	5	7	(6)	0	0

				$(2,895)	$3,847	$(4,538)

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
Aluminum July Futures	07/2021	104	$(5,761)	$(14)	$17	$(31)
Arabica Coffee July Futures	07/2021	106	(4,985)	235	0	(30)
Australia Government 3-Year Note June Futures	06/2021	371	(32,982)	(12)	37	0
Australia Government 10-Year Bond June Futures	06/2021	137	(14,372)	(43)	110	0
Brent Crude December Futures	10/2022	380	(21,721)	11	300	0
Brent Crude July Futures	05/2021	3	(187)	11	4	(6)
Brent Crude June Futures	04/2022	214	(12,502)	481	188	0
Brent Crude June Futures	04/2023	205	(11,533)	(870)	148	0
Brent Crude September Futures	07/2021	82	(5,042)	112	113	0
Call Options Strike @ USD 68.000 on Brent Crude July 2021 Futures(1)	05/2021	84	(123)	(3)	23	0
Call Options Strike @ USD 69.000 on Brent Crude July 2021 Futures(1)	05/2021	72	(87)	24	17	0
Call Options Strike @ USD 69.000 on Brent Crude June 2021 Futures(1)	04/2021	108	(63)	71	24	0
Call Options Strike @ USD 70.000 on Brent Crude July 2021 Futures(1)	05/2021	144	(143)	45	27	0
Call Options Strike @ USD 70.000 on Brent Crude June 2021 Futures(1)	04/2021	48	(21)	45	8	0
Call Options Strike @ USD 70.500 on Brent Crude June 2021 Futures(1)	04/2021	156	(58)	145	22	0
Call Options Strike @ USD 71.000 on Brent Crude June 2021 Futures(1)	04/2021	84	(27)	68	10	0
Call Options Strike @ USD 71.500 on Brent Crude June 2021 Futures(1)	04/2021	84	(23)	78	8	0
Call Options Strike @ USD 72.000 on Brent Crude June 2021 Futures(1)	04/2021	156	(36)	130	14	0
CCA Current November Futures	11/2021	8	0	0	0	0
Corn July Futures	07/2021	935	(25,596)	(760)	0	(1,169)
Corn May Futures	05/2021	54	(1,523)	(29)	0	(67)
Euro-BTP Italy Government Bond June Futures	06/2021	774	(117,126)	(28)	213	(137)
Euro-Buxl 30-Year Bond June Futures	06/2021	436	(105,348)	62	614	(440)
Euro-OAT France Government 10-Year Bond June Futures	06/2021	122	(23,170)	49	73	(36)
Euro-Schatz June Futures	06/2021	5,651	(742,879)	(21)	364	(66)
Gas Oil March Futures	03/2022	72	(3,695)	(896)	0	(9)
Gas Oil September Futures	09/2021	31	(1,593)	22	0	0
Gold 100 oz. June Futures	06/2021	35	(6,005)	49	0	(104)
Hard Red Winter Wheat July Futures	07/2021	133	(3,869)	74	0	(113)
Japan Government 10-Year Bond June Futures	06/2021	32	(43,686)	(68)	90	0

36	PIMCO COMMODITYREALRETURN STRATEGY FUND®	See Accompanying Notes

March 31, 2021

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
Lead July Futures	07/2021	53	$(2,619)	$(30)	$0	$(30)
Lean Hogs June Futures	06/2021	183	(7,708)	(1,016)	53	0
Natural Gas August Futures	07/2021	8	(132)	(4)	0	(4)
Natural Gas December Futures	11/2021	39	(693)	(73)	0	(14)
Natural Gas December Futures	11/2022	22	(359)	(52)	1	(5)
Natural Gas February Futures	01/2022	45	(731)	(86)	4	(18)
Natural Gas January Futures	12/2021	45	(808)	(94)	4	(16)
Natural Gas July Futures	06/2021	8	(132)	(4)	0	(4)
Natural Gas July Futures	06/2021	73	(1,994)	54	7	0
Natural Gas June Futures	05/2021	90	(1,439)	(110)	0	(40)
Natural Gas June Futures	05/2021	15	(291)	(36)	0	(12)
Natural Gas March Futures	02/2022	45	(787)	(74)	3	(17)
Natural Gas November Futures	10/2021	39	(661)	(61)	1	(15)
Natural Gas November Futures	10/2022	22	(342)	(44)	0	(4)
Natural Gas October Futures	09/2021	39	(660)	(40)	6	(16)
Natural Gas October Futures	09/2021	24	(661)	41	0	0
Natural Gas October Futures	09/2022	22	(338)	(30)	0	(5)
Natural Gas September Futures	08/2021	8	(128)	(5)	0	(4)
New York Harbor ULSD June Futures	05/2021	9	(670)	31	8	0
RBOB Gasoline December Futures	11/2021	40	(2,847)	67	37	0
Sugar No. 11 July Futures	06/2021	208	(3,441)	157	19	0
Sugar No. 11 May Futures	04/2021	3	(50)	4	1	0
U.S. Treasury 10-Year Note June Futures	06/2021	2,570	(336,509)	8,489	642	0
U.S. Treasury 10-Year Ultra Long-Term Bond June Futures	06/2021	1,651	(237,228)	7,775	568	0
U.S. Treasury 30-Year Bond June Futures	06/2021	1,313	(202,982)	9,135	574	0
U.S. Treasury Ultra Long-Term Bond June Futures	06/2021	380	(68,863)	3,441	439	0
United Kingdom Long Gilt June Futures	06/2021	908	(159,713)	1,814	651	(13)
Wheat July Futures	07/2021	353	(10,868)	125	0	(282)
Wheat May Futures	05/2021	67	(2,070)	130	0	(54)
WTI Crude December Futures	11/2021	357	(20,295)	839	357	0
WTI Crude December Futures	11/2022	50	(2,656)	67	36	0
WTI Crude December Futures	11/2023	18	(915)	40	10	0
WTI Crude December Futures	11/2024	40	(1,976)	(121)	20	0
WTI Crude February Futures	01/2022	61	(3,417)	(383)	56	0
WTI Crude July Futures	06/2021	63	(3,719)	(135)	83	0
WTI Crude June Futures	05/2021	38	(2,249)	168	52	0
WTI Crude March Futures	02/2022	108	(6,010)	(342)	96	0
WTI Crude September Futures	08/2021	41	(2,388)	107	48	0
WTI Midland vs WTI Trade August Futures	07/2021	5	(4)	3	0	0
WTI Midland vs WTI Trade December Futures	11/2021	5	(4)	3	0	0
WTI Midland vs WTI Trade July Futures	06/2021	5	(4)	3	0	0
WTI Midland vs WTI Trade June Futures	05/2021	5	(3)	3	0	0
WTI Midland vs WTI Trade May Futures	04/2021	5	(3)	4	0	0
WTI Midland vs WTI Trade November Futures	10/2021	5	(4)	2	0	0
WTI Midland vs WTI Trade October Futures	09/2021	5	(4)	2	0	0
WTI Midland vs WTI Trade September Futures	08/2021	5	(4)	3	0	0
Zinc July Futures	07/2021	41	(2,892)	(14)	5	(19)

				$28,721	$6,205	$(2,780)

Total Futures Contracts				$25,826	$10,052	$(7,318)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2021	37

Consolidated Schedule of Investments PIMCO CommodityRealReturn Strategy Fund® (Cont.)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(2)

Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2021(3)	Notional Amount(4)	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
									Asset	Liability
General Electric Co.	1.000%	Quarterly	12/20/2023	0.463%	$2,400	$(133)	$169	$36	$0	$0

INTEREST RATE SWAPS

Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Pay(6)	3-Month EUR-EURIBOR	0.526%	Annual	11/21/2023	EUR	97,200	$0	$(57)	$(57)	$0	$(24)
Receive	3-Month NZD-BBR	3.250	Semi-Annual	03/21/2028	NZD	29,700	91	(2,513)	(2,422)	165	0
Receive	3-Month USD-LIBOR	1.750	Semi-Annual	12/21/2026		$12,400	(313)	(126)	(439)	17	0
Receive	3-Month USD-LIBOR	1.500	Semi-Annual	06/21/2027		900	77	(92)	(15)	1	0
Receive	6-Month JPY-LIBOR	0.300	Semi-Annual	09/20/2027	JPY	2,495,000	(45)	(341)	(386)	24	0
Receive	6-Month JPY-LIBOR	0.300	Semi-Annual	03/20/2028		568,470	(11)	(79)	(90)	6	0
Pay	CPTFEMU	1.380	Maturity	03/15/2031	EUR	32,100	(232)	(295)	(527)	0	(123)
Receive	CPTFEMU	1.710	Maturity	03/15/2033		5,200	(7)	(369)	(376)	39	0
Pay	CPTFEMU	1.950	Maturity	11/15/2048		2,020	7	341	348	0	(12)
Receive	CPURNSA	1.592	Maturity	09/20/2021		$44,800	(4)	431	427	85	0
Pay	CPURNSA	1.280	Maturity	11/02/2021		11,900	0	(192)	(192)	0	(18)
Pay	CPURNSA	1.230	Maturity	11/04/2021		46,700	(5)	(767)	(772)	0	(70)
Receive	CPURNSA	2.069	Maturity	07/15/2022		10,500	0	47	47	0	(8)
Receive	CPURNSA	2.500	Maturity	07/15/2022		11,100	(988)	(86)	(1,074)	0	(8)
Receive	CPURNSA	2.210	Maturity	02/05/2023		63,290	0	(207)	(207)	0	(47)
Receive	CPURNSA	2.263	Maturity	04/27/2023		13,380	(4)	(109)	(113)	0	(9)
Receive	CPURNSA	2.263	Maturity	05/09/2023		10,270	0	(80)	(80)	0	(7)
Receive	CPURNSA	2.281	Maturity	05/10/2023		15,760	0	(166)	(166)	0	(39)
Receive	CPURNSA	2.419	Maturity	03/05/2026		8,100	0	49	49	1	0
Receive	CPURNSA	1.794	Maturity	08/24/2027		90,200	0	5,587	5,587	33	0
Receive	CPURNSA	1.798	Maturity	08/25/2027		21,700	0	1,335	1,335	8	0
Receive	CPURNSA	1.890	Maturity	08/27/2027		40,100	0	2,188	2,188	15	0
Pay	CPURNSA	2.335	Maturity	02/05/2028		32,120	70	0	70	0	(13)
Pay	CPURNSA	2.352	Maturity	05/09/2028		10,270	0	62	62	0	(4)
Pay	CPURNSA	2.360	Maturity	05/09/2028		15,460	0	107	107	0	(7)
Pay	CPURNSA	2.364	Maturity	05/10/2028		15,760	0	115	115	0	(7)
Pay	CPURNSA	2.165	Maturity	04/16/2029		14,300	0	(349)	(349)	0	(7)
Pay	CPURNSA	1.954	Maturity	06/03/2029		32,350	0	(1,468)	(1,468)	0	(7)
Pay	CPURNSA	1.998	Maturity	07/25/2029		95,800	21	(3,808)	(3,787)	0	(39)
Receive	CPURNSA	2.311	Maturity	02/24/2031		34,100	0	689	689	36	0
Receive	FRCPXTOB	1.345	Maturity	06/15/2021	EUR	12,400	0	(243)	(243)	20	0
Receive	FRCPXTOB	1.030	Maturity	03/15/2024		10,510	(2)	(141)	(143)	16	0
Pay	FRCPXTOB	1.618	Maturity	07/15/2028		8,760	0	620	620	0	(25)
Pay	FRCPXTOB	1.910	Maturity	01/15/2038		5,600	16	723	739	0	(36)
Pay	UKRPI	3.465	Maturity	02/15/2022	GBP	24,600	0	(11)	(11)	17	0
Pay	UKRPI	3.220	Maturity	03/15/2022		19,900	0	(19)	(19)	12	0
Pay	UKRPI	3.330	Maturity	01/15/2025		112,300	3,341	(1,198)	2,143	176	0
Pay	UKRPI	3.595	Maturity	11/15/2028		1,570	0	86	86	2	0
Pay	UKRPI	3.633	Maturity	12/15/2028		2,300	0	140	140	2	0
Pay	UKRPI	3.400	Maturity	01/15/2030		46,800	(20)	(656)	(676)	0	(15)
Pay	UKRPI	3.480	Maturity	01/15/2030		20,000	214	(223)	(9)	0	(8)
Pay	UKRPI	3.346	Maturity	05/15/2030		10,200	25	(376)	(351)	4	0
Pay	UKRPI	3.325	Maturity	08/15/2030		25,090	236	187	423	1	0
Pay	UKRPI	3.624	Maturity	02/15/2031		17,800	0	(370)	(370)	11	0
Pay	UKRPI	3.566	Maturity	03/15/2036		4,300	0	(80)	(80)	0	0
Pay	UKRPI	3.580	Maturity	03/15/2036		10,300	(60)	(90)	(150)	0	(1)

							$2,407	$(1,804)	$603	$691	$(534)

Total Swap Agreements							$2,274	$(1,635)	$639	$691	$(534)

38	PIMCO COMMODITYREALRETURN STRATEGY FUND®	See Accompanying Notes

March 31, 2021

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of March 31, 2021:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset			Market Value	Variation Margin Liability(7)
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements	Total
Total Exchange-Traded or Centrally Cleared	$1	$10,052	$691	$10,744	$(495)	$(7,330)	$(534)	$(8,359)

(k)	Securities with an aggregate market value of $56,167 and cash of $4,127 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2021.

(1)	Future styled option.
(2)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(6)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.
(7)	Unsettled variation margin liability of $(12) for closed futures agreements is outstanding at period end.

(l)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
BOA	04/2021		DKK	289,888	$		47,391	$1,689	$0
	04/2021		GBP	90,444			128,046	3,359	0
	04/2021		PLN	134			36	2	0
	04/2021	$		48,528		DKK	305,410	0	(380)
	04/2021			115,171		EUR	98,055	0	(179)
	05/2021		EUR	98,055	$		115,236	180	0
	05/2021		ILS	134			41	1	0
	05/2021	$		30		RUB	2,221	0	(1)
	06/2021			9			649	0	0
	07/2021		DKK	305,410	$		48,601	381	0
	07/2021		EUR	57			65	0	(2)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2021	39

Consolidated Schedule of Investments PIMCO CommodityRealReturn Strategy Fund® (Cont.)

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
	07/2021	$		247		EUR	225	$17	$0
	07/2022		EUR	350	$		389	0	(25)
BPS	04/2021		AUD	23,685			18,758	768	0
	04/2021		EUR	25,677			30,593	481	0
	04/2021		GBP	1,689			2,347	18	0
	04/2021		NZD	92,550			68,879	4,243	0
	06/2021		KRW	287,416			256	1	0
	07/2021	$		391		EUR	334	2	0
	07/2022		EUR	260	$		299	0	(9)
	07/2022	$		7,053		EUR	5,838	0	(132)
BRC	04/2021		GBP	1,571	$		2,173	7	0
CBK	04/2021		DKK	199,283			32,614	1,197	0
	04/2021	$		37,500		DKK	236,808	0	(167)
	06/2021			60		RUB	4,460	0	(1)
	07/2021		DKK	236,808	$		37,555	166	0
	08/2021		MXN	48,668			2,327	0	(22)
	09/2021		PEN	16,987			4,612	78	0
GLM	04/2021		AUD	10,291			8,225	409	0
	04/2021	$		55,826		AUD	73,187	0	(236)
	04/2021			15		RUB	1,101	0	0
	05/2021		AUD	73,187	$		55,832	234	0
	05/2021	$		16		RUB	1,186	0	0
	06/2021		CNH	1,159	$		176	0	0
	07/2021		EUR	351			419	7	0
	07/2021	$		643		EUR	541	0	(8)
	07/2022		EUR	988	$		1,225	53	0
	07/2022	$		2,138		EUR	1,742	0	(72)
	10/2022		EUR	38	$		44	0	(2)
	11/2022			486			600	22	0
	12/2022			530			660	29	0
HUS	04/2021		DKK	37,760			6,162	209	0
	04/2021		EUR	65,102			77,450	1,103	0
	04/2021		GBP	1,464			2,042	23	0
	04/2021		PLN	152			41	2	0
	04/2021	$		5,742		DKK	35,410	0	(160)
	04/2021			75		EUR	69	6	0
	05/2021		ILS	320	$		98	2	0
	05/2021	$		81		EUR	74	6	0
	05/2021			1,713		GBP	1,242	0	(1)
	05/2021			16		RUB	1,220	0	0
	06/2021			71		EUR	65	5	0
	08/2021			79			73	6	0
	09/2021		MXN	381,368	$		18,135	0	(212)
	09/2021	$		76		EUR	70	6	0
	11/2021			86			78	6	0
	12/2021			93			85	7	0
	07/2022		EUR	5,134	$		6,377	290	0
IND	05/2021		MXN	179,135			8,782	44	0
JPM	04/2021		EUR	69			78	0	(3)
	04/2021	$		41,812		DKK	264,008	0	(190)
	04/2021			1,256		NZD	1,729	0	(49)
	05/2021		EUR	74	$		83	0	(4)
	06/2021			65			74	0	(3)
	06/2021		SGD	144			107	0	0
	06/2021	$		522		CNY	3,403	0	(7)
	07/2021		DKK	264,008	$		41,875	192	0
	07/2021		EUR	701			796	0	(28)
	08/2021			73			82	0	(3)
	09/2021			70			79	0	(3)

40	PIMCO COMMODITYREALRETURN STRATEGY FUND®	See Accompanying Notes

March 31, 2021

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
	10/2021		EUR	76	$		86	$0	$(3)
	11/2021			78			89	0	(3)
	12/2021			85			97	0	(4)
	01/2022			39			44	0	(2)
	02/2022			36			40	0	(2)
	03/2022			38			43	0	(2)
	04/2022			36			41	0	(2)
	05/2022			35			40	0	(2)
	06/2022			34			38	0	(2)
	07/2022			1,229			1,466	26	(18)
	07/2022	$		1,048		EUR	860	0	(29)
	08/2022		EUR	35	$		40	0	(2)
	09/2022			35			39	0	(2)
	11/2022			38			44	0	(2)
	12/2022			41			46	0	(2)
MYI	04/2021		AUD	31,564			25,005	1,031	0
	04/2021		DKK	92,460			15,098	522	0
	04/2021	$		57,944		JPY	6,387,000	0	(257)
	04/2021			63,414		NZD	90,821	15	0
	05/2021		JPY	6,387,000	$		57,961	258	0
	05/2021		NZD	90,821			63,412	0	(15)
	06/2021		CNH	1,498			228	1	0
	07/2021		EUR	263			314	5	0
RBC	07/2022	$		149		EUR	124	0	(2)
SCX	04/2021		AUD	7,648	$		6,103	294	0
	04/2021		EUR	244,175			296,622	10,278	0
	04/2021		GBP	94			131	2	0
	04/2021	$		128,914		GBP	93,704	267	0
	05/2021		EUR	244,175	$		287,143	633	0
	05/2021		GBP	93,704			128,927	0	(266)
	06/2021		TWD	10,201			371	10	0
	06/2021	$		198		IDR	2,880,215	0	(2)
	06/2021			196		INR	14,585	2	0
SOG	04/2021		JPY	6,387,000	$		60,456	2,770	0
TOR	04/2021		CAD	21,761			17,191	0	(126)
	04/2021	$		17,314		CAD	21,761	2	0
	05/2021		CAD	21,761	$		17,315	0	(2)
	07/2021		EUR	157			171	0	(13)
	10/2021	$		83		EUR	76	6	0
UAG	04/2021		DKK	222,244	$		36,411	1,374	0
	04/2021		EUR	8,153			9,698	137	0
	04/2021	$		64		RUB	4,749	0	(1)
	05/2021			16			1,222	0	0
	06/2021			10			740	0	0

Total Forward Foreign Currency Contracts								$32,884	$(2,660)

PURCHASED OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/ Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Cost	Market Value
BPS	Put - OTC 30-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.195%	11/02/2022	8,950	$7	$1,452

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2021	41

Consolidated Schedule of Investments PIMCO CommodityRealReturn Strategy Fund® (Cont.)

Counterparty	Description	Floating Rate Index	Pay/ Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Cost	Market Value
	Put - OTC 30-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.197%	11/04/2022	11,760	$896	$1,906
BRC	Put - OTC 30-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.197	11/04/2022	5,740	428	930
MYC	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	0.700	08/24/2021	175,700	633	185
	Put - OTC 30-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.190	11/02/2022	8,600	627	1,406

							$2,591	$5,879

OPTIONS ON SECURITIES

Counterparty	Description	Strike Price	Expiration Date	Notional Amount(1)	Cost	Market Value
FAR	Put - OTC Uniform Mortgage-Backed Security, TBA 3.500% due 04/01/2051	$64.000	04/07/2021	50,400	$2	$0
	Put - OTC Uniform Mortgage-Backed Security, TBA 4.000% due 04/01/2051	66.000	04/07/2021	9,000	0	0
JPM	Put - OTC Uniform Mortgage-Backed Security, TBA 4.000% due 04/01/2051	75.000	04/07/2021	124,700	5	0

					$7	$0

STRADDLE OPTIONS

Counterparty	Description	Exercise Level(2)	Expiration Date	Notional Amount(1)	Cost(2)	Market Value
BOA	Call & Put - OTC 1-Year vs. 30-Year Forward Volatility Agreement	0.000%	06/16/2023	127	$16	$14
MYC	Call & Put - OTC 1-Year vs. 30-Year Forward Volatility Agreement	0.000	06/16/2023	190	23	20

					$39	$34

Total Purchased Options					$2,637	$5,913

WRITTEN OPTIONS:

OPTIONS ON COMMODITY FUTURES CONTRACTS

Counterparty	Description	Strike Price	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
GST	Put - OTC Eurobob Co. December 2021 Futures «	$1.000	12/31/2021	3	$(2)	$(1)
	Call - OTC Eurobob Co. December 2021 Futures «	4.000	12/31/2021	3	(2)	(6)
	Put - OTC Eurobob Co. June 2021 Futures «	4.500	06/30/2021	3	(3)	0
	Call - OTC Eurobob Co. June 2021 Futures «	8.000	06/30/2021	3	(3)	(8)
	Put - OTC Eurobob Co. September 2021 Futures «	4.500	09/30/2021	3	(3)	0
	Call - OTC Eurobob Co. September 2021 Futures «	8.000	09/30/2021	3	(3)	(7)

					$(16)	$(22)

42	PIMCO COMMODITYREALRETURN STRATEGY FUND®	See Accompanying Notes

March 31, 2021

CREDIT DEFAULT SWAPTIONS ON CREDIT INDICES

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
BOA	Put - OTC CDX.HY-36 5-Year Index	Sell	100.000%	06/16/2021	2,400	$(8)	$(7)
	Call - OTC CDX.IG-35 5-Year Index	Buy	0.450	04/21/2021	6,400	(3)	(1)
	Put - OTC CDX.IG-35 5-Year Index	Sell	0.850	05/19/2021	6,400	(8)	(1)
	Put - OTC CDX.IG-35 5-Year Index	Sell	0.900	05/19/2021	10,500	(12)	(1)
	Put - OTC CDX.IG-35 5-Year Index	Sell	0.800	06/16/2021	8,400	(8)	(3)
	Put - OTC CDX.IG-35 5-Year Index	Sell	0.900	06/16/2021	500	(1)	0
BPS	Put - OTC CDX.HY-35 5-Year Index	Sell	100.000	07/21/2021	1,500	(9)	(6)
	Call - OTC CDX.IG-35 5-Year Index	Buy	0.450	04/21/2021	5,300	(3)	(1)
	Put - OTC CDX.IG-35 5-Year Index	Sell	0.800	04/21/2021	4,800	(4)	0
	Put - OTC CDX.IG-35 5-Year Index	Sell	0.850	04/21/2021	10,300	(9)	(1)
	Put - OTC CDX.IG-35 5-Year Index	Sell	0.900	05/19/2021	4,900	(5)	(1)
	Call - OTC iTraxx Europe 34 5-Year Index	Buy	0.375	04/21/2021	6,000	(4)	0
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.750	04/21/2021	6,000	(9)	0
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.800	04/21/2021	5,000	(6)	0
BRC	Call - OTC iTraxx Europe 34 5-Year Index	Buy	0.375	04/21/2021	1,600	(1)	0
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.750	04/21/2021	1,800	(3)	0
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.800	04/21/2021	10,900	(14)	(1)
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.800	06/16/2021	5,900	(6)	(2)
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.850	06/16/2021	7,300	(8)	(3)
	Call - OTC iTraxx Europe 34 5-Year Index	Buy	0.400	07/21/2021	8,100	(4)	(5)
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.750	07/21/2021	8,100	(11)	(7)
CBK	Put - OTC CDX.HY-35 5-Year Index	Sell	100.000	04/21/2021	1,400	(6)	0
	Put - OTC CDX.IG-35 5-Year Index	Sell	0.800	05/19/2021	6,600	(6)	(1)
DBL	Call - OTC CDX.IG-35 5-Year Index	Buy	0.450	04/21/2021	2,900	(2)	0
DUB	Put - OTC CDX.IG-35 5-Year Index	Sell	0.750	05/19/2021	8,400	(8)	(2)
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.700	05/19/2021	6,100	(6)	(2)
FBF	Put - OTC CDX.HY-35 5-Year Index	Sell	100.000	06/16/2021	1,500	(6)	(3)
	Call - OTC CDX.IG-35 5-Year Index	Buy	0.450	06/16/2021	4,900	(2)	(2)
	Put - OTC CDX.IG-35 5-Year Index	Sell	0.800	06/16/2021	4,900	(5)	(2)
	Put - OTC CDX.IG-35 5-Year Index	Sell	0.900	06/16/2021	11,400	(16)	(3)
	Put - OTC CDX.IG-36 5-Year Index	Sell	0.850	06/16/2021	5,200	(5)	(3)
GST	Put - OTC CDX.HY-35 5-Year Index	Sell	102.000	06/16/2021	1,800	(8)	(5)
	Call - OTC CDX.IG-35 5-Year Index	Buy	0.450	04/21/2021	5,900	(3)	(1)
	Put - OTC CDX.IG-35 5-Year Index	Sell	0.800	04/21/2021	2,600	(3)	0
	Put - OTC CDX.IG-35 5-Year Index	Sell	0.850	04/21/2021	5,900	(6)	0
	Put - OTC CDX.IG-35 5-Year Index	Sell	0.750	05/19/2021	12,100	(12)	(3)
	Put - OTC CDX.IG-35 5-Year Index	Sell	0.900	05/19/2021	4,900	(5)	(1)
	Put - OTC CDX.IG-35 5-Year Index	Sell	0.950	05/19/2021	4,900	(6)	(1)
	Put - OTC CDX.IG-35 5-Year Index	Sell	1.050	05/19/2021	4,300	(4)	0
	Put - OTC CDX.IG-36 5-Year Index	Sell	0.900	07/21/2021	4,600	(6)	(4)
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.800	06/16/2021	6,000	(7)	(2)
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.750	07/21/2021	5,600	(7)	(5)
JPM	Put - OTC CDX.HY-35 5-Year Index	Sell	103.000	05/19/2021	1,200	(5)	(2)
	Put - OTC CDX.IG-35 5-Year Index	Sell	0.750	05/19/2021	5,700	(5)	(1)
	Put - OTC CDX.IG-35 5-Year Index	Sell	0.900	05/19/2021	5,400	(6)	(1)
MYC	Put - OTC CDX.IG-35 5-Year Index	Sell	0.800	05/19/2021	6,800	(7)	(1)

						$(288)	$(85)

INFLATION-CAPPED OPTIONS

Counterparty	Description	Initial Index	Floating Rate	Expiration Date(3)	Notional Amount(1)	Premiums (Received)	Market Value
GLM	Cap - OTC CPALEMU	100.151	Maximum of [(Final Index/Initial Index - 1) - 3.000%] or 0	06/22/2035	31,400	$(1,429)	$(46)
JPM	Cap - OTC CPURNSA	234.781	Maximum of [(Final Index/Initial Index - 1) - 4.000%] or 0	05/16/2024	25,800	(179)	0

						$(1,608)	$(46)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2021	43

Consolidated Schedule of Investments PIMCO CommodityRealReturn Strategy Fund® (Cont.)

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/ Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
BPS	Put - OTC 10-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	0.000%	11/02/2022	26,900	$0	$(1,319)
	Put - OTC 10-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	0.000	11/04/2022	35,210	(874)	(1,734)
BRC	Put - OTC 10-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	0.000	11/04/2022	17,190	(421)	(846)
DUB	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.300	09/29/2021	38,790	(265)	(384)
GLM	Call - OTC 1-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.526	11/17/2022	194,500	(302)	(220)
JPM	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.300	09/29/2021	600	(4)	(6)
MYC	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	0.550	08/24/2021	351,400	(554)	(162)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.300	09/29/2021	52,410	(371)	(519)
	Put - OTC 10-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	0.000	11/02/2022	25,800	(626)	(1,266)

							$(3,417)	$(6,456)

OPTIONS ON INDICES

Counterparty	Description	Strike Value	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
GST	Call - OTC BCOMTR Index	93.955	08/02/2021	23	$(15)	$(8)
	Call - OTC BCOMTR Index	95.335	08/05/2021	39	(25)	(10)
	Put - OTC BCOMTR Index	74.137	08/11/2021	43	(16)	(15)
	Put - OTC BCOMTR Index	74.137	08/25/2021	43	(19)	(17)
	Call - OTC BCOMTR Index	90.000	01/14/2022	44	(134)	(94)
	Call - OTC SPGCENP Index «	1.773	06/14/2021	114,331	(478)	(478)
JPM	Call - OTC BCOMTR Index	90.000	01/18/2022	22	(58)	(49)
MYC	Call - OTC BCOMTR Index	93.940	03/02/2022	21	(61)	(33)
UAG	Call - OTC BCOMTR Index	102.600	03/02/2022	56	(71)	(28)

					$(877)	$(732)

OPTIONS ON SECURITIES

Counterparty	Description	Strike Price	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
FAR	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 04/01/2051	$101.844	04/07/2021	3,800	$(12)	$(78)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 05/01/2051	99.547	05/06/2021	2,300	(15)	(17)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 05/01/2051	101.547	05/06/2021	3,400	(17)	(13)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 05/01/2051	102.250	05/06/2021	2,300	(10)	(13)
GSC	Put - OTC Fannie Mae, TBA 3.000% due 06/01/2051	103.758	06/07/2021	2,100	(9)	(7)
	Put - OTC Fannie Mae, TBA 3.000% due 06/01/2051	103.895	06/07/2021	2,100	(9)	(8)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 04/01/2051	102.250	04/07/2021	1,500	(7)	(37)

44	PIMCO COMMODITYREALRETURN STRATEGY FUND®	See Accompanying Notes

March 31, 2021

Counterparty	Description	Strike Price	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 05/01/2051	$102.117	05/06/2021	2,500	$(11)	$(13)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 06/01/2051	101.172	06/07/2021	6,900	(41)	(40)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 06/01/2051	101.512	06/07/2021	2,500	(14)	(16)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 06/01/2051	101.586	06/07/2021	2,500	(15)	(17)
JPM	Put - OTC Fannie Mae, TBA 3.000% due 06/01/2051	103.742	06/07/2021	1,700	(7)	(6)
	Put - OTC Fannie Mae, TBA 3.000% due 06/01/2051	103.875	06/07/2021	2,200	(8)	(8)
	Put - OTC Fannie Mae, TBA 3.000% due 06/01/2051	104.047	06/07/2021	1,100	(4)	(5)
	Put - OTC Ginnie Mae, TBA 2.000% due 05/01/2051	100.047	05/13/2021	2,600	(15)	(16)
	Put - OTC Ginnie Mae, TBA 2.500% due 04/01/2051	103.781	04/14/2021	3,000	(7)	(22)
	Put - OTC Ginnie Mae, TBA 2.500% due 04/01/2051	104.125	04/14/2021	1,500	(4)	(15)
	Put - OTC Ginnie Mae, TBA 2.500% due 04/01/2051	104.266	04/14/2021	2,900	(7)	(33)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 04/01/2051	99.875	04/07/2021	1,000	(3)	(4)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 04/01/2051	100.078	04/07/2021	1,000	(3)	(5)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 04/01/2051	101.484	04/07/2021	800	(2)	(14)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 04/01/2051	101.875	04/07/2021	200	(1)	0
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 04/01/2051	102.078	04/07/2021	200	(1)	0
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 04/01/2051	102.375	04/07/2021	2,100	(9)	(54)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 05/01/2051	98.453	05/06/2021	900	(6)	(4)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 05/01/2051	99.391	05/06/2021	1,000	(6)	(7)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 05/01/2051	99.430	05/06/2021	1,900	(11)	(13)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 05/01/2051	99.891	05/06/2021	1,000	(6)	(9)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 05/01/2051	99.914	05/06/2021	1,000	(6)	(9)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 05/01/2051	100.453	05/06/2021	900	(5)	(3)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 05/01/2051	100.750	05/06/2021	3,700	(26)	(50)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 05/01/2051	101.391	05/06/2021	1,000	(4)	(1)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 05/01/2051	101.430	05/06/2021	600	(2)	(1)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 05/01/2051	101.438	05/06/2021	2,000	(7)	(2)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 05/01/2051	101.891	05/06/2021	1,000	(3)	0
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 05/01/2051	101.914	05/06/2021	400	(1)	0
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 05/01/2051	102.250	05/06/2021	100	0	0
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 06/01/2051	98.531	06/07/2021	4,100	(26)	(32)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 06/01/2051	100.531	06/07/2021	4,100	(21)	(18)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 05/01/2051	101.789	05/06/2021	2,200	(9)	(9)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 06/01/2051	101.391	06/07/2021	700	(4)	(4)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2021	45

Consolidated Schedule of Investments PIMCO CommodityRealReturn Strategy Fund® (Cont.)

Counterparty	Description	Strike Price	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 06/01/2051	$103.391	06/07/2021	700	$(3)	$(2)
	Put - OTC Uniform Mortgage-Backed Security, TBA 3.000% due 05/01/2051	103.984	05/06/2021	1,100	(3)	(3)
	Put - OTC Uniform Mortgage-Backed Security, TBA 3.000% due 05/01/2051	104.262	05/06/2021	1,100	(3)	(4)

					$(383)	$(612)

Total Written Options					$(6,589)	$(7,953)

SWAP AGREEMENTS:

COMMODITY FORWARD SWAPS

Counterparty	Pay/ Receive	Underlying Reference Commodity	Fixed Price Per Unit		Payment Frequency	Maturity Date	# of Units	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
BPS	Pay	CBOT Wheat May 2021 Futures		$6.060	Maturity	04/23/2021	120,000	$0	$(14)	$0	$(14)
	Pay	CBOT Wheat May 2021 Futures		6.468	Maturity	04/23/2021	200,000	0	57	57	0
	Pay	EUR5050 2Q21		8.500	Maturity	06/30/2021	5,580	0	2	2	0
	Receive	EURMARGIN 4Q21		5.300	Maturity	12/31/2021	31,800	(6)	(11)	0	(17)
	Receive	EURMARGIN CAL21		6.120	Maturity	12/31/2021	11,250	(29)	24	0	(5)
	Receive	EUROBOBCO CAL21		5.900	Maturity	12/31/2021	17,100	(134)	187	53	0
	Pay	HOBR CAL21		11.994	Maturity	12/31/2021	4,500	0	(7)	0	(7)
	Receive	ULSDCO CAL21		9.170	Maturity	12/31/2021	9,000	(7)	(16)	0	(23)
CBK	Receive	HOBR CAL21		15.670	Maturity	12/31/2021	25,020	(12)	(40)	0	(52)
	Receive	MEHMID CAL20-21		1.840	Maturity	12/31/2021	25,600	(1)	(32)	0	(33)
CIB	Receive	GOLDLNPM Index		1,718.815	Maturity	05/27/2021	1,300	0	(5)	0	(5)
GST	Pay	CBOT Wheat May 2021 Futures		6.343	Maturity	04/23/2021	100,000	0	16	16	0
	Pay	CBOT Wheat May 2021 Futures		6.443	Maturity	04/23/2021	120,000	0	31	31	0
	Pay	CBOT Wheat May 2021 Futures		6.555	Maturity	04/23/2021	150,000	0	56	56	0
	Receive	EURMARGIN CAL21		3.500	Maturity	12/31/2021	9,000	0	19	19	0
	Receive	HOBR CAL21		14.080	Maturity	12/31/2021	4,500	0	(2)	0	(2)
	Pay	HOBR CAL21		17.320	Maturity	12/31/2021	26,100	0	97	97	0
	Pay	HOBR CAL21		17.470	Maturity	12/31/2021	18,000	0	70	70	0
	Receive	KCBT Wheat March 2021 Futures		0.178	Maturity	04/23/2021	205,000	0	(50)	0	(50)
	Receive	KCBT Wheat May 2021 Futures		5.998	Maturity	04/23/2021	100,000	0	(24)	0	(24)
	Receive	KCBT Wheat May 2021 Futures		6.228	Maturity	04/23/2021	130,000	0	(61)	0	(61)
	Receive	KCBT Wheat May 2021 Futures		6.390	Maturity	04/23/2021	130,000	0	(82)	0	(82)
	Receive	TTFNBP V1-H2	GBP	3.800	Maturity	03/31/2022	182,000	0	(2)	0	(2)
JPM	Pay	CBOT Wheat May 2021 Futures		$6.613	Maturity	04/23/2021	145,000	0	63	63	0
	Pay	EUR5050 2H18		9.070	Maturity	06/30/2021	3,000	0	3	3	0
	Receive	EURMARGIN CAL21		6.350	Maturity	12/31/2021	19,260	(38)	25	0	(13)
	Receive	EUROBOBCO CAL21		7.700	Maturity	12/31/2021	85,500	(516)	629	113	0
	Receive	GOLDLNPM Index		1,690.802	Maturity	05/27/2021	5,300	0	127	127	0
	Receive	GOLDLNPM Index		1,889.912	Maturity	11/29/2022	900	0	(150)	0	(150)
	Receive	HOBR CAL21		15.500	Maturity	12/31/2021	5,580	0	(11)	0	(11)
	Receive	LLSCO CAL21		1.700	Maturity	12/31/2021	15,300	0	14	14	0
	Receive	MEHCO CAL22		2.820	Maturity	12/31/2022	25,200	0	15	15	0

46	PIMCO COMMODITYREALRETURN STRATEGY FUND®	See Accompanying Notes

March 31, 2021

Counterparty	Pay/ Receive	Underlying Reference Commodity	Fixed Price Per Unit		Payment Frequency	Maturity Date	# of Units	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
MAC	Receive	EURMARGIN 4Q21		$5.300	Maturity	12/31/2021	18,300	$(3)	$(7)	$0	$(10)
	Receive	EURMARGIN CAL21		3.100	Maturity	12/31/2021	70,200	0	180	180	0
	Receive	EUROBOBCO CAL21		4.950	Maturity	12/31/2021	61,200	(397)	646	249	0
	Receive	HOBR CAL21		16.250	Maturity	12/31/2021	9,000	0	(24)	0	(24)
	Receive	KCBT Wheat May 2021 Futures		6.288	Maturity	04/23/2021	150,000	0	(80)	0	(80)
	Receive	LLSCO CAL22		2.800	Maturity	12/31/2022	8,400	2	11	13	0
	Receive	MEHCO CAL21		3.250	Maturity	12/31/2021	11,700	0	16	16	0
	Receive	MEHCO CAL22		2.300	Maturity	12/31/2022	4,800	0	0	0	0
	Receive	MEHMID CAL21		1.100	Maturity	12/31/2021	8,800	0	(5)	0	(5)
	Receive	ULSDCO CAL21		6.775	Maturity	12/31/2021	9,000	0	(2)	0	(2)
MEI	Pay	Gold June 2021 Futures		1,737.000	Maturity	05/27/2021	9,800	0	210	210	0
	Receive	GOLDLNPM Index		1,695.055	Maturity	05/27/2021	5,400	0	107	107	0
	Receive	GOLDLNPM Index		1,719.063	Maturity	05/27/2021	4,400	0	(19)	0	(19)
MYC	Pay	EUR5050 2H18		9.080	Maturity	06/30/2021	6,000	0	5	5	0
	Receive	EURMARGIN 1H22		6.210	Maturity	06/30/2022	11,400	0	0	0	0
	Receive	EURMARGIN CAL21		3.000	Maturity	12/31/2021	2,700	0	7	7	0
	Receive	EURMARGIN CAL21		3.450	Maturity	12/31/2021	7,650	0	17	17	0
	Receive	EURMARGIN CAL21		3.470	Maturity	12/31/2021	2,700	0	6	6	0
	Receive	EURMARGIN F2-M2		6.200	Maturity	06/30/2022	10,800	0	0	0	0
	Receive	EUROBOBCO CAL21		1.900	Maturity	12/31/2021	10,800	0	118	118	0
	Receive	EUROBOBCO CAL21		3.550	Maturity	12/31/2021	3,600	0	20	20	0
	Receive	EUROBOBCO CAL21		4.970	Maturity	12/31/2021	5,400	0	22	22	0
	Receive	EUROBOBCO CAL21		5.250	Maturity	12/31/2021	900	0	3	3	0
	Receive	EUROBOBCO CAL21		5.350	Maturity	12/31/2021	9,000	0	33	33	0
	Receive	EUROBOBCO CAL21		5.600	Maturity	12/31/2021	8,100	0	28	28	0
	Receive	EUROBOBCO CAL21		5.750	Maturity	12/31/2021	4,500	0	15	15	0
	Receive	EUROBOBCO CAL21		5.800	Maturity	12/31/2021	6,300	0	20	20	0
	Receive	EUROBOBCO CAL21		7.650	Maturity	12/31/2021	5,400	0	7	7	0
	Receive	HOBR CAL21		15.450	Maturity	12/31/2021	4,500	0	(8)	0	(8)
	Receive	LLSCO CAL21		1.810	Maturity	12/31/2021	3,600	0	4	4	0
	Pay	LLSCO CAL21		1.250	Maturity	12/31/2021	18,900	0	(8)	0	(8)
	Receive	LLSCO CAL22		2.500	Maturity	12/31/2022	8,400	0	10	10	0
	Receive	LLSCO CAL22		2.100	Maturity	12/31/2022	25,200	0	21	21	0
	Pay	MEHCO CAL21		1.400	Maturity	12/31/2021	2,700	0	1	1	0
	Receive	MEHCO CAL22		2.680	Maturity	12/31/2022	4,800	0	2	2	0
	Receive	MEHCO CAL22		2.280	Maturity	12/31/2022	4,800	0	0	0	0
	Receive	MEHCO CAL22		2.200	Maturity	12/31/2022	26,400	0	(1)	0	(1)
	Receive	MEHCO CAL22		2.150	Maturity	12/31/2022	3,600	0	0	0	0
	Receive	TTFNBP 1Q22	GBP	5.360	Maturity	03/31/2022	1,710,000	0	(8)	0	(8)
	Receive	TTFNBP 1Q22		5.150	Maturity	03/31/2022	1,170,000	0	(9)	0	(9)
	Receive	TTFNBP 1Q22		5.000	Maturity	03/31/2022	1,980,000	0	(19)	0	(19)
	Receive	TTFNBP V1-H2		4.130	Maturity	03/31/2022	546,000	0	(4)	0	(4)
	Receive	TTFNBP V1-H2		4.120	Maturity	03/31/2022	364,000	0	(3)	0	(3)
	Receive	TTFNBP V1-H2		4.050	Maturity	03/31/2022	910,000	0	(8)	0	(8)
	Receive	TTFNBP V1-H2		4.000	Maturity	03/31/2022	546,000	0	(5)	0	(5)
	Receive	ULSDCO CAL21		$6.630	Maturity	12/31/2021	4,500	0	0	0	0
	Receive	ULSDCO CAL21		9.030	Maturity	12/31/2021	2,700	0	(7)	0	(7)

								$(1,141)	$2,220	$1,850	$(771)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2021	47

Consolidated Schedule of Investments PIMCO CommodityRealReturn Strategy Fund® (Cont.)

TOTAL RETURN SWAPS ON COMMODITY INDICES

Counterparty	Pay/ Receive(4)	Underlying Reference	# of Units	Financing Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
BPS	Receive	BCOMF1NTC Index	159,133	0.120%	Monthly	02/15/2022	$19,735	$0	$39	$39	$0
	Receive	BCOMTR Index	4,155,535	0.140% (3-Month U.S. Treasury Bill rate plus a specified spread)	Monthly	02/15/2022	762,694	(2,360)	(20,023)	0	(22,383)
	Pay	SPGCESTR Index	35,198	0.180% (3-Month U.S. Treasury Bill rate plus a specified spread)	Monthly	02/15/2022	14,351	0	718	718	0
CBK	Receive	BCOMTR Index	97,210	0.140% (3-Month U.S. Treasury Bill rate plus a specified spread)	Monthly	02/15/2022	17,842	0	(524)	0	(524)
	Receive	CIXBSTR3 Index	692,892	0.170% (3-Month U.S. Treasury Bill rate plus a specified spread)	Monthly	02/15/2022	139,581	0	(4,072)	0	(4,072)
CIB	Receive	BCOMTR Index	119,738	0.140% (3-Month U.S. Treasury Bill rate plus a specified spread)	Monthly	02/15/2022	21,976	0	(645)	0	(645)
	Receive	PIMCODB Index(7)	721,305	0.000%	Monthly	02/15/2022	76,219	0	(3,104)	0	(3,104)
FBF	Receive	BCOMTR Index	1,598,582	0.120% (3-Month U.S. Treasury Bill rate plus a specified spread)	Monthly	02/15/2022	293,399	0	(8,608)	0	(8,608)
GST	Receive	BCOMTR Index	3,188	0.000%	Maturity	08/02/2021	260	0	6	6	0
	Receive	BCOMTR Index	5,027	0.000%	Maturity	08/05/2021	417	0	3	3	0
	Pay	BCOMTR Index	2,788	0.000%	Maturity	08/11/2021	243	0	10	10	0
	Pay	BCOMTR Index	3,186	0.000%	Maturity	08/25/2021	278	0	12	12	0
	Receive	BCOMTR Index	12,300	0.000%	Maturity	01/14/2022	1,000	25	2	27	0
	Receive	BCOMF1TC Index(8)	1,136,646	0.160% (3-Month U.S. Treasury Bill rate plus a specified spread)	Monthly	02/15/2022	325,728	0	(8,899)	0	(8,899)
	Receive	BCOMTR Index	2,169,346	0.150% (3-Month U.S. Treasury Bill rate plus a specified spread)	Monthly	02/15/2022	398,066	(1,301)	(10,296)	0	(11,597)
	Receive	BCOMTR1 Index(9)	1,106,492	0.160% (3-Month U.S. Treasury Bill rate plus a specified spread)	Monthly	02/15/2022	221,647	0	(6,507)	0	(6,507)
	Receive	BCOMTR2 Index(10)	506,623	0.160% (3-Month U.S. Treasury Bill rate plus a specified spread)	Monthly	02/15/2022	94,036	0	(2,770)	0	(2,770)
	Receive	CMDSKEWLS Index	124,170	0.250%	Monthly	02/15/2022	24,847	0	(963)	0	(963)
JPM	Receive	BCOMTR Index	6,223	0.000%	Maturity	01/18/2022	500	14	5	19	0

48	PIMCO COMMODITYREALRETURN STRATEGY FUND®	See Accompanying Notes

March 31, 2021

Counterparty	Pay/ Receive(4)	Underlying Reference	# of Units	Financing Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
	Receive	BCOMTR Index	2,807,435	0.150% (3-Month U.S. Treasury Bill rate plus a specified spread)	Monthly	02/15/2022	$515,268	$(1,264)	$(13,859)	$0	$(15,123)
	Receive	JMABNIC5 Index(11)	588,646	0.000%	Monthly	02/15/2022	82,371	(12)	(2,329)	0	(2,341)
	Receive	SPGCESTR Index	35,198	0.180% (3-Month U.S. Treasury Bill rate plus a specified spread)	Monthly	02/15/2022	14,351	0	(718)	0	(718)
MAC	Receive	BCOMTR Index	236,548	0.150% (3-Month U.S. Treasury Bill rate plus a specified spread)	Monthly	02/15/2022	43,415	0	(1,274)	0	(1,274)
	Receive	BCOMTR1 Index(12)	1,215,042	0.150% (3-Month U.S. Treasury Bill rate plus a specified spread)	Monthly	02/15/2022	109,143	0	(3,204)	0	(3,204)
	Receive	BCOMTR2 Index(13)	1,994,812	0.150% (3-Month U.S. Treasury Bill rate plus a specified spread)	Monthly	02/15/2022	195,889	0	(5,756)	0	(5,756)
	Receive	PIMCODB Index	103,013	0.000%	Monthly	02/15/2022	10,705	0	(433)	0	(433)
MEI	Receive	BCOMTR Index	1,585,659	0.140% (3-Month U.S. Treasury Bill rate plus a specified spread)	Monthly	02/15/2022	291,027	0	(8,541)	0	(8,541)
	Receive	BCOMTR1 Index(14)	367,733	0.140% (3-Month U.S. Treasury Bill rate plus a specified spread)	Monthly	02/15/2022	54,781	0	(1,608)	0	(1,608)
	Receive	BCOMTR2 Index(15)	658,442	0.140% (3-Month U.S. Treasury Bill rate plus a specified spread)	Monthly	02/15/2022	90,324	0	(2,627)	0	(2,627)
MYC	Receive	BCOMTR Index	863,397	0.130% (3-Month U.S. Treasury Bill rate plus a specified spread)	Monthly	02/15/2022	158,465	0	(4,650)	0	(4,650)
	Receive	BCOMTR1 Index(16)	193,730	0.170% (3-Month U.S. Treasury Bill rate plus a specified spread)	Monthly	02/15/2022	102,508	0	(3,010)	0	(3,010)
	Receive	BCOMTR Index	6,802	0.020% (3-Month U.S. Treasury Bill rate plus a specified spread)	Monthly	03/02/2022	581	0	(13)	0	(13)
RBC	Receive	RBCAEC0T Index(17)	838,405	0.120% (3-Month U.S. Treasury Bill rate plus a specified spread)	Monthly	02/15/2022	52,378	0	(1,529)	0	(1,529)
	Receive	RBCAECR1 Index	303,641	0.130% (3-Month U.S. Treasury Bill rate plus a specified spread)	Monthly	02/15/2022	25,185	0	(680)	0	(680)
	Receive	RBCAECT0 Index	4,309,621	0.120% (3-Month U.S. Treasury Bill rate plus a specified spread)	Monthly	02/15/2022	265,018	0	(7,738)	0	(7,738)
SOG	Receive	BCOMTR Index	458,946	0.150% (3-Month U.S. Treasury Bill rate plus a specified spread)	Monthly	02/15/2022	84,233	0	(2,472)	0	(2,472)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2021	49

Consolidated Schedule of Investments PIMCO CommodityRealReturn Strategy Fund® (Cont.)

Counterparty	Pay/ Receive(4)	Underlying Reference	# of Units	Financing Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
UAG	Receive	BCOMTR Index	300,310	0.150% (3-Month U.S. Treasury Bill rate plus a specified spread)	Monthly	02/15/2022	$55,118	$0	$(1,618)	$0	$(1,618)
	Receive	BCOMTR Index	9,588	0.020% (3-Month U.S. Treasury Bill rate plus a specified spread)	Monthly	03/02/2022	820	0	(20)	0	(20)

								$(4,898)	$(127,695)	$834	$(133,427)

TOTAL RETURN SWAPS ON SECURITIES

Counterparty	Pay/ Receive(4)	Underlying Reference	# of Shares	Financing Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
BPS	Receive	United States Treasury Inflation Indexed Bonds	N/A	0.100%	Maturity	04/05/2021	$16,500	$0	$(122)	$0	$(122)
	Receive	United States Treasury Inflation Indexed Bonds	N/A	0.100%	Maturity	05/11/2021	150,000	0	(930)	0	(930)
GLM	Receive	United States Treasury Inflation Indexed Bonds	N/A	0.100%	Maturity	04/01/2021	48,100	0	(113)	0	(113)
JPM	Receive	United States Treasury Inflation Indexed Bonds	N/A	0.100%	Maturity	04/09/2021	12,900	0	(23)	0	(23)

								$0	$(1,188)	$0	$(1,188)

VOLATILITY SWAPS

Counterparty	Pay/ Receive Volatility	Reference Entity	Volatility Strike	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BPS	Pay	GOLDLNPM Index(5)	4.973%	Maturity	05/13/2021	$1,166	$0	$25	$25	$0
JPM	Pay	GOLDLNPM Index(5)	4.347	Maturity	03/04/2022	8,367	0	83	83	0
	Pay	GOLDLNPM Index(5)	6.970	Maturity	08/02/2024	601	0	11	11	0
UAG	Pay	GOLDLNPM Index(5)	5.153	Maturity	12/05/2022	1,674	0	13	13	0

							$0	$132	$132	$0

Total Swap Agreements							$(6,039)	$(126,531)	$2,816	$(135,386)

50	PIMCO COMMODITYREALRETURN STRATEGY FUND®	See Accompanying Notes

March 31, 2021

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of March 31, 2021:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(6)
BOA	$5,629	$14	$0	$5,643	$(587)	$(13)	$0	$(600)	$5,043	$(5,620)	$(577)
BPS	5,513	3,358	894	9,765	(141)	(3,062)	(23,501)	(26,704)	(16,939)	22,198	5,259
BRC	7	930	0	937	0	(864)	0	(864)	73	(50)	23
CBK	1,441	0	0	1,441	(190)	(1)	(4,681)	(4,872)	(3,431)	4,707	1,276
CIB	0	0	0	0	0	0	(3,754)	(3,754)	(3,754)	5,533	1,779
DUB	0	0	0	0	0	(388)	0	(388)	(388)	94	(294)
FAR	0	0	0	0	0	(121)	0	(121)	(121)	0	(121)
FBF	0	0	0	0	0	(13)	(8,608)	(8,621)	(8,621)	11,025	2,404
GLM	754	0	0	754	(318)	(266)	(113)	(697)	57	(1,530)	(1,473)
GSC	0	0	0	0	0	(138)	0	(138)	(138)	0	(138)
GST	0	0	347	347	0	(666)	(30,957)	(31,623)	(31,276)	39,056	7,780
HUS	1,671	0	0	1,671	(373)	0	0	(373)	1,298	(1,420)	(122)
IND	44	0	0	44	0	0	0	0	44	(280)	(236)
JPM	218	0	448	666	(367)	(412)	(18,379)	(19,158)	(18,492)	24,993	6,501
MAC	0	0	458	458	0	0	(10,788)	(10,788)	(10,330)	13,378	3,048
MEI	0	0	317	317	0	0	(12,795)	(12,795)	(12,478)	16,835	4,357
MYC	0	1,611	339	1,950	0	(1,981)	(7,753)	(9,734)	(7,784)	3,224	(4,560)
MYI	1,832	0	0	1,832	(272)	0	0	(272)	1,560	(1,565)	(5)
RBC	0	0	0	0	(2)	0	(9,947)	(9,949)	(9,949)	12,777	2,828
SCX	11,486	0	0	11,486	(268)	0	0	(268)	11,218	(10,489)	729
SOG	2,770	0	0	2,770	0	0	(2,472)	(2,472)	298	651	949
TOR	8	0	0	8	(141)	0	0	(141)	(133)	80	(53)
UAG	1,511	0	13	1,524	(1)	(28)	(1,638)	(1,667)	(143)	630	487

Total Over the Counter	$32,884	$5,913	$2,816	$41,613	$(2,660)	$(7,953)	$(135,386)	$(145,999)

(m)

Securities with an aggregate market value of $172,696 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of March 31, 2021.

(1)	Notional Amount represents the number of contracts.
(2)	Exercise level and final cost determined on a future date, based upon implied volatility parameters.
(3)	YOY options may have a series of expirations.
(4)

Receive represents that the Fund receives payments for any positive net return on the underlying reference. The Fund makes payments for any negative net return on such underlying reference. Pay represents that the Fund receives payments for any negative net return on the underlying reference. The Fund makes payments for any positive net return on such underlying reference.

(5)	Variance Swap
(6)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC derivatives can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Agreements, in the Notes to Financial Statements for more information.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2021	51

Consolidated Schedule of Investments PIMCO CommodityRealReturn Strategy Fund® (Cont.)

(7)	The following table represents the individual positions within the total return swap as of March 31, 2021:

Referenced Commodity – Long Futures Contracts	% of Index	Notional Amount
Aluminum May 2022 Futures	4.6%	$3,510
Aluminum September 2022 Futures	3.4	2,598
Arabica Coffee May 2021 Futures	0.1	83
Arabica Coffee September 2021 Futures	0.2	195
Brent Crude September 2021 Futures	6.8	5,207
Cocoa May 2021 Futures	0.8	581
Copper May 2021 Futures	9.6	7,336
Copper September 2021 Futures	4.7	3,553
Corn May 2021 Futures	1.3	986
Corn September 2021 Futures	6.6	5,028
Cotton No. 02 December 2021 Futures	6.0	4,572
Cotton No. 02 May 2021 Futures	0.7	498
Gas Oil September 2021 Futures	5.3	4,071
Gold 100 oz. August 2021 Futures	5.6	4,264
Gold 100 oz. June 2021 Futures	1.0	780
Hard Red Winter Wheat May 2021 Futures	0.2	164
Hard Red Winter Wheat September 2021 Futures	3.0	2,274
Lean Hogs August 2021 Futures	2.8	2,159
Live Cattle August 2021 Futures	0.9	650
New York Harbor ULSD September 2021 Futures	5.5	4,227
Nickel May 2021 Futures	3.4	2,593
Nickel September 2021 Futures	3.0	2,274
NYMEX - Natural Gas May 2022 Futures	3.7	2,839

Referenced Commodity – Long Futures Contracts	% of Index	Notional Amount
NYMEX - Natural Gas September 2022 Futures	4.8%	$3,628
Platinum July 2021 Futures	2.2	1,664
RBOB Gasoline September 2021 Futures	11.5	8,749
Silver May 2021 Futures	1.9	1,445
Silver September 2021 Futures	1.7	1,282
Soybean Meal May 2021 Futures	0.9	705
Soybean Meal December 2021 Futures	4.1	3,093
Soybean Oil December 2021 Futures	3.4	2,598
Soybean Oil May 2021 Futures	1.6	1,235
Soybeans May 2021 Futures	0.7	529
Soybeans November 2021 Futures	6.9	5,270
Sugar No. 11 October 2021 Futures	5.6	4,274
Wheat May 2021 Futures	0.6	493
Wheat September 2021 Futures	2.5	1,917
WTI Crude September 2021 Futures	6.5	4,925
Zinc May 2021 Futures	6.5	4,942
Zinc September 2021 Futures	3.3	2,503

Total Long Futures Contracts		$109,694

Cash	(43.9)%	$(33,475)

Total Notional Amount		$76,219

(8)	The following table represents the individual positions within the total return swap as of March 31, 2021:

Referenced Commodity – Long Futures Contracts	% of Index	Notional Amount
Aluminum May 2022 Futures	4.3%	$14,134
Arabica Coffee May 2021 Futures	2.7	8,661
Brent Crude July 2021 Futures	7.5	24,376
Copper May 2021 Futures	5.6	18,095
Corn May 2021 Futures	6.1	19,802
Cotton No. 02 May 2021 Futures	1.5	4,755
Gas Oil July 2021 Futures	2.9	9,476
Gold 100 oz. June 2021 Futures	12.5	40,747
Hard Red Winter Wheat May 2021 Futures	1.4	4,691
Lean Hogs June 2021 Futures	2.5	8,161
Live Cattle June 2021 Futures	3.9	12,759
New York Harbor ULSD May 2021 Futures	2.3	7,428
Nickel May 2021 Futures	2.3	7,467

Referenced Commodity – Long Futures Contracts	% of Index	Notional Amount
NYMEX - Natural Gas July 2022 Futures	7.8%	$25,431
RBOB Gasoline May 2021 Futures	2.7	8,918
Silver May 2021 Futures	3.7	12,159
Soybean Meal May 2021 Futures	3.4	10,935
Soybean Oil May 2021 Futures	3.7	11,984
Soybeans May 2021 Futures	5.9	19,139
Sugar No. 11 May 2021 Futures	2.7	8,776
Wheat May 2021 Futures	2.6	8,615
WTI Crude May 2021 Futures	9.0	29,395
Zinc May 2021 Futures	3.0	9,824

Total Long Futures Contracts		$325,728

Total Notional Amount		$325,728

52	PIMCO COMMODITYREALRETURN STRATEGY FUND®	See Accompanying Notes

March 31, 2021

(9)	The following table represents the individual positions within the total return swap as of March 31, 2021:

Referenced Commodity – Long Futures Contracts	% of Index	Notional Amount
Aluminum May 2022 Futures	4.4%	$9,654
Arabica Coffee May 2021 Futures	2.7	5,916
Brent Crude July 2021 Futures	7.5	16,650
Copper May 2021 Futures	5.6	12,360
Corn May 2021 Futures	6.1	13,526
Cotton No. 02 May 2021 Futures	1.5	3,248
Gas Oil May 2021 Futures	2.9	6,422
Gold 100 oz. June 2021 Futures	12.5	27,832
Hard Red Winter Wheat May 2021 Futures	1.4	3,204
Lean Hogs June 2021 Futures	2.5	5,574
Live Cattle June 2021 Futures	3.9	8,715
New York Harbor ULSD May 2021 Futures	2.3	5,074
Nickel May 2021 Futures	2.3	5,100

Referenced Commodity – Long Futures Contracts	% of Index	Notional Amount
NYMEX - Natural Gas May 2022 Futures	7.5%	$16,582
RBOB Gasoline May 2021 Futures	2.7	6,091
Silver May 2021 Futures	3.7	8,305
Soybean Meal May 2021 Futures	3.4	7,469
Soybean Oil May 2021 Futures	3.7	8,186
Soybeans May 2021 Futures	5.9	13,072
Sugar No. 11 May 2021 Futures	2.7	5,995
Wheat May 2021 Futures	2.7	5,884
WTI Crude May 2021 Futures	9.1	20,078
Zinc May 2021 Futures	3.0	6,710

Total Long Futures Contracts		$221,647

Total Notional Amount		$221,647

(10)	The following table represents the individual positions within the total return swap as of March 31, 2021:

Referenced Commodity – Long Futures Contracts	% of Index	Notional Amount
Aluminum May 2022 Futures	4.4%	$4,096
Arabica Coffee May 2021 Futures	2.7	2,510
Brent Crude July 2021 Futures	7.5	7,064
Copper May 2021 Futures	5.6	5,244
Corn May 2021 Futures	6.1	5,739
Cotton No. 02 May 2021 Futures	1.5	1,378
Gas Oil May 2021 Futures	2.9	2,724
Gold 100 oz. June 2021 Futures	12.5	11,808
Hard Red Winter Wheat May 2021 Futures	1.4	1,359
Lean Hogs June 2021 Futures	2.5	2,365
Live Cattle June 2021 Futures	3.9	3,698
New York Harbor ULSD May 2021 Futures	2.3	2,153
Nickel May 2021 Futures	2.3	2,164

Referenced Commodity – Long Futures Contracts	% of Index	Notional Amount
NYMEX - Natural Gas May 2022 Futures	7.5%	$7,035
RBOB Gasoline May 2021 Futures	2.7	2,584
Silver May 2021 Futures	3.7	3,523
Soybean Meal May 2021 Futures	3.4	3,169
Soybean Oil May 2021 Futures	3.7	3,473
Soybeans May 2021 Futures	5.9	5,546
Sugar No. 11 May 2021 Futures	2.7	2,543
Wheat May 2021 Futures	2.7	2,496
WTI Crude May 2021 Futures	9.1	8,518
Zinc May 2021 Futures	3.0	2,847

Total Long Futures Contracts		$94,036

Total Notional Amount		$94,036

(11)	The following table represents the individual positions within the total return swap as of March 31, 2021:

Referenced Commodity – Long Futures Contracts	% of Index	Notional Amount
Brent Crude September 2021 Futures	20.3%	$16,699
Cotton No. 02 May 2021 Futures	1.6	1,349
Gas Oil August 2021 Futures	3.2	2,670
Gold 100 oz. June 2021 Futures	14.0	11,556
Live Cattle June 2021 Futures	7.2	5,936
LME - Copper May 2022 Futures	7.4	6,058
New York Harbor ULSD August 2021 Futures	4.2	3,485
Nickel May 2021 Futures	3.7	3,041

Referenced Commodity – Long Futures Contracts	% of Index	Notional Amount
RBOB Gasoline August 2021 Futures	4.8%	$3,918
Silver May 2021 Futures	4.2	3,448
Soybean Meal May 2021 Futures	11.9	9,797
Soybeans May 2021 Futures	14.5	11,925
Sugar No. 11 May 2021 Futures	3.0	2,489

Total Long Futures Contracts		$82,371

Total Notional Amount		$82,371

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2021	53

Consolidated Schedule of Investments PIMCO CommodityRealReturn Strategy Fund® (Cont.)

(12)	The following table represents the individual positions within the total return swap as of March 31, 2021:

Referenced Commodity – Long Futures Contracts	% of Index	Notional Amount
Aluminum May 2022 Futures	4.4%	$4,754
Arabica Coffee May 2021 Futures	2.7	2,913
Brent Crude July 2021 Futures	7.5	8,199
Copper May 2021 Futures	5.6	6,086
Corn May 2021 Futures	6.1	6,660
Cotton No. 02 May 2021 Futures	1.5	1,599
Gas Oil May 2021 Futures	2.9	3,162
Gold 100 oz. June 2021 Futures	12.5	13,705
Hard Red Winter Wheat May 2021 Futures	1.4	1,578
Lean Hogs June 2021 Futures	2.5	2,745
Live Cattle June 2021 Futures	3.9	4,291
New York Harbor ULSD May 2021 Futures	2.3	2,499
Nickel May 2021 Futures	2.3	2,511

Referenced Commodity – Long Futures Contracts	% of Index	Notional Amount
NYMEX - Natural Gas May 2022 Futures	7.5%	$8,165
RBOB Gasoline May 2021 Futures	2.7	2,999
Silver May 2021 Futures	3.7	4,090
Soybean Meal May 2021 Futures	3.4	3,678
Soybean Oil May 2021 Futures	3.7	4,031
Soybeans May 2021 Futures	5.9	6,437
Sugar No. 11 May 2021 Futures	2.7	2,952
Wheat May 2021 Futures	2.7	2,898
WTI Crude May 2021 Futures	9.1	9,887
Zinc May 2021 Futures	3.0	3,304

Total Long Futures Contracts		$109,143

Total Notional Amount		$109,143

(13)	The following table represents the individual positions within the total return swap as of March 31, 2021:

Referenced Commodity – Long Futures Contracts	% of Index	Notional Amount
Aluminum May 2022 Futures	4.4%	$8,532
Arabica Coffee May 2021 Futures	2.7	5,228
Brent Crude July 2021 Futures	7.5	14,715
Copper May 2021 Futures	5.6	10,923
Corn May 2021 Futures	6.1	11,954
Cotton No. 02 May 2021 Futures	1.5	2,871
Gas Oil May 2021 Futures	2.9	5,675
Gold 100 oz. June 2021 Futures	12.5	24,598
Hard Red Winter Wheat May 2021 Futures	1.4	2,832
Lean Hogs June 2021 Futures	2.5	4,927
Live Cattle June 2021 Futures	3.9	7,702
New York Harbor ULSD May 2021 Futures	2.3	4,484
Nickel May 2021 Futures	2.3	4,508

Referenced Commodity – Long Futures Contracts	% of Index	Notional Amount
NYMEX - Natural Gas May 2022 Futures	7.5%	$14,655
RBOB Gasoline May 2021 Futures	2.7	5,383
Silver May 2021 Futures	3.7	7,340
Soybean Meal May 2021 Futures	3.4	6,601
Soybean Oil May 2021 Futures	3.7	7,235
Soybeans May 2021 Futures	5.9	11,553
Sugar No. 11 May 2021 Futures	2.7	5,298
Wheat May 2021 Futures	2.7	5,201
WTI Crude May 2021 Futures	9.1	17,744
Zinc May 2021 Futures	3.0	5,930

Total Long Futures Contracts		$195,889

Total Notional Amount		$195,889

(14)	The following table represents the individual positions within the total return swap as of March 31, 2021:

Referenced Commodity – Long Futures Contracts	% of Index	Notional Amount
Aluminum May 2022 Futures	4.4%	$2,386
Arabica Coffee May 2021 Futures	2.7	1,462
Brent Crude July 2021 Futures	7.5	4,115
Copper May 2021 Futures	5.6	3,055
Corn May 2021 Futures	6.1	3,343
Cotton No. 02 May 2021 Futures	1.5	803
Gas Oil May 2021 Futures	2.9	1,587
Gold 100 oz. June 2021 Futures	12.5	6,879
Hard Red Winter Wheat May 2021 Futures	1.4	792
Lean Hogs June 2021 Futures	2.5	1,378
Live Cattle June 2021 Futures	3.9	2,154
New York Harbor ULSD May 2021 Futures	2.3	1,254
Nickel May 2021 Futures	2.3	1,261

Referenced Commodity – Long Futures Contracts	% of Index	Notional Amount
NYMEX - Natural Gas May 2022 Futures	7.5%	$4,098
RBOB Gasoline May 2021 Futures	2.7	1,505
Silver May 2021 Futures	3.7	2,053
Soybean Meal May 2021 Futures	3.4	1,846
Soybean Oil May 2021 Futures	3.7	2,023
Soybeans May 2021 Futures	5.9	3,231
Sugar No. 11 May 2021 Futures	2.7	1,482
Wheat May 2021 Futures	2.7	1,454
WTI Crude May 2021 Futures	9.1	4,962
Zinc May 2021 Futures	3.0	1,658

Total Long Futures Contracts		$54,781

Total Notional Amount		$54,781

54	PIMCO COMMODITYREALRETURN STRATEGY FUND®	See Accompanying Notes

March 31, 2021

(15)	The following table represents the individual positions within the total return swap as of March 31, 2021:

Referenced Commodity – Long Futures Contracts	% of Index	Notional Amount
Aluminum May 2022 Futures	4.4%	$3,934
Arabica Coffee May 2021 Futures	2.7	2,411
Brent Crude July 2021 Futures	7.5	6,785
Copper May 2021 Futures	5.6	5,037
Corn May 2021 Futures	6.1	5,512
Cotton No. 02 May 2021 Futures	1.5	1,324
Gas Oil May 2021 Futures	2.9	2,617
Gold 100 oz. June 2021 Futures	12.5	11,342
Hard Red Winter Wheat May 2021 Futures	1.4	1,306
Lean Hogs June 2021 Futures	2.5	2,272
Live Cattle June 2021 Futures	3.9	3,551
New York Harbor ULSD May 2021 Futures	2.3	2,068
Nickel May 2021 Futures	2.3	2,078

Referenced Commodity – Long Futures Contracts	% of Index	Notional Amount
NYMEX - Natural Gas May 2022 Futures	7.5%	$6,757
RBOB Gasoline May 2021 Futures	2.7	2,482
Silver May 2021 Futures	3.7	3,384
Soybean Meal May 2021 Futures	3.4	3,044
Soybean Oil May 2021 Futures	3.7	3,336
Soybeans May 2021 Futures	5.9	5,327
Sugar No. 11 May 2021 Futures	2.7	2,443
Wheat May 2021 Futures	2.7	2,398
WTI Crude May 2021 Futures	9.1	8,182
Zinc May 2021 Futures	3.0	2,734

Total Long Futures Contracts		$90,324

Total Notional Amount		$90,324

(16)	The following table represents the individual positions within the total return swap as of March 31, 2021:

Referenced Commodity – Long Futures Contracts	% of Index	Notional Amount
Aluminum May 2022 Futures	4.4%	$4,465
Arabica Coffee May 2021 Futures	2.7	2,736
Brent Crude July 2021 Futures	7.5	7,700
Copper May 2021 Futures	5.6	5,716
Corn May 2021 Futures	6.1	6,255
Cotton No. 02 May 2021 Futures	1.5	1,502
Gas Oil May 2021 Futures	2.9	2,970
Gold 100 oz. June 2021 Futures	12.5	12,872
Hard Red Winter Wheat May 2021 Futures	1.4	1,482
Lean Hogs June 2021 Futures	2.5	2,578
Live Cattle June 2021 Futures	3.9	4,031
New York Harbor ULSD May 2021 Futures	2.3	2,347
Nickel May 2021 Futures	2.3	2,359

Referenced Commodity – Long Futures Contracts	% of Index	Notional Amount
NYMEX - Natural Gas May 2022 Futures	7.5%	$7,669
RBOB Gasoline May 2021 Futures	2.7	2,817
Silver May 2021 Futures	3.7	3,841
Soybean Meal May 2021 Futures	3.4	3,454
Soybean Oil May 2021 Futures	3.7	3,786
Soybeans May 2021 Futures	5.9	6,046
Sugar No. 11 May 2021 Futures	2.7	2,772
Wheat May 2021 Futures	2.7	2,721
WTI Crude May 2021 Futures	9.1	9,286
Zinc May 2021 Futures	3.0	3,103

Total Long Futures Contracts		$102,508

Total Notional Amount		$102,508

(17)	The following table represents the individual positions within the total return swap as of March 31, 2021:

Referenced Commodity – Long Futures Contracts	% of Index	Notional Amount
Aluminum May 2022 Futures	4.4%	$2,281
Arabica Coffee May 2021 Futures	2.7	1,398
Brent Crude July 2021 Futures	7.5	3,934
Copper May 2021 Futures	5.6	2,921
Corn May 2021 Futures	6.1	3,196
Cotton No. 02 May 2021 Futures	1.5	768
Gas Oil May 2021 Futures	2.9	1,518
Gold 100 oz. June 2021 Futures	12.5	6,577
Hard Red Winter Wheat May 2021 Futures	1.4	757
Lean Hogs June 2021 Futures	2.5	1,317
Live Cattle June 2021 Futures	3.9	2,059
New York Harbor ULSD May 2021 Futures	2.3	1,199
Nickel May 2021 Futures	2.3	1,205

Referenced Commodity – Long Futures Contracts	% of Index	Notional Amount
NYMEX - Natural Gas May 2022 Futures	7.5%	$3,919
RBOB Gasoline May 2021 Futures	2.7	1,439
Silver May 2021 Futures	3.7	1,963
Soybean Meal May 2021 Futures	3.4	1,765
Soybean Oil May 2021 Futures	3.7	1,934
Soybeans May 2021 Futures	5.9	3,089
Sugar No. 11 May 2021 Futures	2.7	1,417
Wheat May 2021 Futures	2.7	1,391
WTI Crude May 2021 Futures	9.1	4,745
Zinc May 2021 Futures	3.0	1,586

Total Long Futures Contracts		$52,378

Total Notional Amount		$52,378

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2021	55

Consolidated Schedule of Investments PIMCO CommodityRealReturn Strategy Fund® (Cont.)

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Consolidated Statement of Assets and Liabilities as of March 31, 2021:

	Derivatives not accounted for as hedging instruments
	Commodity Contract s	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Purchased Options	$1	$0	$0	$0	$0	$1
Futures	5,419	0	0	0	4,633	10,052
Swap Agreements	0	0	0	0	691	691

	$5,420	$0	$0	$0	$5,324	$10,744

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$32,884	$0	$32,884
Purchased Options	0	0	0	0	5,913	5,913
Swap Agreements	2,816	0	0	0	0	2,816

	$2,816	$0	$0	$32,884	$5,913	$41,613

	$8,236	$0	$0	$32,884	$11,237	$52,357

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Written Options	$495	$0	$0	$0	$0	$495
Futures	4,466	0	0	0	2,864	7,330
Swap Agreements	0	0	0	0	534	534

	$4,961	$0	$0	$0	$3,398	$8,359

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$2,660	$0	$2,660
Written Options	754	85	0	0	7,114	7,953
Swap Agreements	134,198	0	0	0	1,188	135,386

	$134,952	$85	$0	$2,660	$8,302	$145,999

	$139,913	$85	$0	$2,660	$11,700	$154,358

The effect of Financial Derivative Instruments on the Consolidated Statement of Operations for the year ended March 31, 2021:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$12	$0	$0	$0	$(767)	$(755)
Written Options	3,340	0	0	0	185	3,525
Futures	3,873	0	0	0	6,945	10,818
Swap Agreements	0	(195)	0	0	49,347	49,152

	$7,225	$(195)	$0	$0	$55,710	$62,740

56	PIMCO COMMODITYREALRETURN STRATEGY FUND®	See Accompanying Notes

March 31, 2021

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(66,767)	$0	$(66,767)
Purchased Options	0	0	0	(596)	6,018	5,422
Written Options	(376)	707	0	0	1,011	1,342
Swap Agreements	1,005,969	0	0	0	23,176	1,029,145

	$1,005,593	$707	$0	$(67,363)	$30,205	$969,142

	$1,012,818	$512	$0	$(67,363)	$85,915	$1,031,882

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$(813)	$0	$0	$0	$25	$(788)
Written Options	661	0	0	0	0	661
Futures	15,488	0	0	0	37,889	53,377
Swap Agreements	0	(7,524)	0	0	(62,633)	(70,157)

	$15,336	$(7,524)	$0	$0	$(24,719)	$(16,907)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$19,376	$0	$19,376
Purchased Options	0	0	0	0	(2,682)	(2,682)
Written Options	30	2,649	0	0	(2,268)	411
Swap Agreements	(96,110)	0	0	0	2,651	(93,459)

	$(96,080)	$2,649	$0	$19,376	$(2,299)	$(76,354)

	$(80,744)	$(4,875)	$0	$19,376	$(27,018)	$(93,261)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2021 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2021
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$0	$219,932	$0	$219,932
Industrials	0	7,772	0	7,772
Specialty Finance	0	3,006	0	3,006
Utilities	0	1,172	0	1,172
U.S. Government Agencies	0	294,654	0	294,654
U.S. Treasury Obligations	0	3,671,784	0	3,671,784
Non-Agency Mortgage-Backed Securities	0	121,436	0	121,436
Asset-Backed Securities	0	320,082	12,561	332,643
Sovereign Issues	0	707,516	0	707,516
Preferred Securities
Banking & Finance	0	5,872	0	5,872
Short-Term Instruments
Repurchase Agreements	0	243,795	0	243,795
Short-Term Notes	0	291	0	291
Argentina Treasury Bills	0	3,460	0	3,460
U.S. Treasury Bills	0	7,299	0	7,299
U.S. Treasury Cash Management Bills	0	50,248	0	50,248

	$0	$5,658,319	$12,561	$5,670,880

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2021	57

Consolidated Schedule of Investments PIMCO CommodityRealReturn Strategy Fund® (Cont.)

March 31, 2021

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2021
Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$2,997	$0	$0	$2,997

Total Investments	$2,997	$5,658,319	$12,561	$5,673,877

Short Sales, at Value - Liabilities
U.S. Government Agencies	$0	$(2,114)	$0	$(2,114)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	10,053	691	0	10,744
Over the counter	0	41,613	0	41,613

	$10,053	$42,304	$0	$52,357

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(7,813)	(534)	0	(8,347)
Over the counter	0	(145,499)	(500)	(145,999)

	$(7,813)	$(146,033)	$(500)	$(154,346)

Total Financial Derivative Instruments	$2,240	$(103,729)	$(500)	$(101,989)

Totals	$5,237	$5,552,476	$12,061	$5,569,774

There were no significant transfers into or out of Level 3 during the period ended March 31, 2021.

58	PIMCO COMMODITYREALRETURN STRATEGY FUND®	See Accompanying Notes

Notes to Financial Statements

March 31, 2021

1. ORGANIZATION

PIMCO Funds (the “Trust”) is a Massachusetts business trust established under a Declaration of Trust dated February 19, 1987, as amended and restated November 4, 2014. The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. Information presented in these financial statements pertains to the Institutional Class, I-2, I-3, Administrative Class, Class A, Class C and Class R shares of the PIMCO CommodityRealReturn Strategy Fund® (the “Fund”) offered by the Trust. Pacific Investment Management Company LLC (“PIMCO”) serves as the investment adviser (the “Adviser”) for the Fund.

On November 18, 2020, the Board of Trustees approved a reduction in the holding period of an automatic conversion of the Fund’s Class C shares into Class A shares of the same Fund from ten years to eight years. The reduction in the holding period became effective on January 18, 2021, with the first conversion taking place on or about February 10, 2021 and subsequent conversions occurring monthly thereafter. Certain financial intermediaries may have different policies and procedures regarding the conversion of Class C shares to Class A shares, as described in Appendix B to the Fund’s prospectus (Financial Firm-Specific Sales Charge Waivers and Discounts).

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Fund is treated as an investment company under the reporting requirements of U.S. GAAP. The functional and reporting currency for the Fund is the U.S. dollar. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled beyond a standard settlement period for the security after the trade date. Realized gains (losses) from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date, with the exception of securities with a forward starting effective date, where interest income is recorded on the accrual basis from effective date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation (depreciation) on investments on the Consolidated Statement of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain (loss) on investments on the Consolidated Statement of Operations. Paydown gains (losses) on mortgage-related and other asset-backed securities, if any, are recorded as components of interest

ANNUAL REPORT	MARCH 31, 2021	59

Notes to Financial Statements (Cont.)

income on the Consolidated Statement of Operations. Income or short-term capital gain distributions received from registered investment companies, if any, are recorded as dividend income. Long-term capital gain distributions received from registered investment companies, if any, are recorded as realized gains.

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is probable.

(b) Foreign Currency Translation  The market values of foreign securities, currency holdings and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies, if any, are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Fund does not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized gain (loss) and net change in unrealized appreciation (depreciation) from investments on the Consolidated Statement of Operations. The Fund may invest in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract. Realized foreign exchange gains (losses) arising from sales of spot foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain (loss) on foreign currency transactions on the Consolidated Statement of Operations. Net unrealized foreign exchange gains (losses) arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period are included in net change in unrealized appreciation (depreciation) on foreign currency assets and liabilities on the Consolidated Statement of Operations.

(c) Multi-Class Operations  Each class offered by the Trust has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains (losses) are allocated daily based on the relative net assets of each class of the Fund. Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees. Under certain circumstances, the per share net asset value (“NAV”) of a class of the Fund’s shares may be different from the per share NAV of another class of shares as a result of the different daily expense accruals applicable to each class of shares.

(d) Distributions to Shareholders  Distributions from net investment income, if any, are declared and distributed to shareholders quarterly. Net realized capital gains earned by the Fund, if any, will be distributed no less frequently than once each year.

60	PIMCO COMMODITYREALRETURN STRATEGY FUND®

March 31, 2021

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. As a result, income distributions and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on the Fund’s annual financial statements presented under U.S. GAAP.

Separately, if the Fund determines that a portion of a distribution may be comprised of amounts from capital gains, paid in capital, or other capital sources in accordance with its policies, accounting records, and accounting practices, the Fund will notify shareholders of the estimated composition of such distribution through a Section 19 Notice. For these purposes, the Fund determines the source or sources from which a distribution is paid, to the close of the period as of which it is paid, in reference to its internal accounting records and related accounting practices. If, based on such accounting records and practices, it is determined that a particular distribution does not include capital gains or paid-in surplus or other capital sources, a Section 19 Notice generally would not be issued. It is important to note that differences exist between the Fund’s daily internal accounting records and practices, the Fund’s financial statements presented in accordance with U.S. GAAP, and recordkeeping practices under income tax regulations. For instance, the Fund’s internal accounting records and practices may take into account, among other factors, tax-related characteristics of certain sources of distributions that differ from treatment under U.S. GAAP. Examples of such differences may include, among others, the treatment of periodic payments under interest rate swap contracts. Accordingly, among other consequences, it is possible that the Fund may not issue a Section 19 Notice in situations where the Fund’s financial statements prepared later and in accordance with U.S. GAAP and/or the final tax character of those distributions might later report that the sources of those distributions included capital gains and/or a return of capital. Please visit www.pimco.com for the most recent Section 19 Notice, if applicable, for additional information regarding the estimated composition of distributions. Final determination of a distribution’s tax character will be provided to shareholders when such information is available.

Distributions classified as a tax basis return of capital at the Fund’s fiscal year end, if any, are reflected on the Consolidated Statements of Changes in Net Assets and have been recorded to paid in capital on the Consolidated Statement of Assets and Liabilities. In addition, other amounts have been reclassified between distributable earnings (accumulated loss) and paid in capital on the Consolidated Statement of Assets and Liabilities to more appropriately conform U.S. GAAP to tax characterizations of distributions.

(e) New Accounting Pronouncements and Regulatory Updates  In March 2020, the Financial Accounting Standards Board issued an Accounting Standards Update (“ASU”), ASU 2020-04, which provides optional guidance to ease the potential accounting burden associated with transitioning away from the London Interbank Offered Rate and other reference rates that are expected to be discontinued. The ASU is effective immediately upon release of the update on March 12, 2020 through December 31, 2022. At this time, management is evaluating implications of these changes on the financial statements.

ANNUAL REPORT	MARCH 31, 2021	61

Notes to Financial Statements (Cont.)

In October 2020, the U.S. Securities and Exchange Commission (“SEC”) adopted a rule related to the use of derivatives, short sales, reverse repurchase agreements and certain other transactions by registered investment companies that rescinds and withdraws the guidance of the SEC and its staff regarding asset segregation and cover transactions. Subject to certain exceptions, the rule requires funds to trade derivatives and other transactions that create future payment or delivery obligations (except reverse repurchase agreements and similar financing transactions) subject to a value-at-risk leverage limit, certain derivatives risk management program and reporting requirements. The rule went into effect on February 19, 2021 and funds will have an eighteen-month transition period to comply with the rule and related reporting requirements. At this time, management is evaluating the implications of these changes on the financial statements.

In October 2020, the SEC adopted a rule regarding the ability of a fund to invest in other funds. The rule allows a fund to acquire shares of another fund in excess of certain limitations currently imposed by the Act without obtaining individual exemptive relief from the SEC, subject to certain conditions. The rule also included the rescission of certain exemptive relief from the SEC and guidance from the SEC staff for funds to invest in other funds. The rule went into effect on January 19, 2021 and funds will have a one-year transition period to comply with the rule and related reporting requirements. At this time, management is evaluating the implications of these changes on the financial statements.

In December 2020, the SEC adopted a rule addressing fair valuation of fund investments. The new rule sets forth requirements for good faith determinations of fair value as well as for the performance of fair value determinations, including related oversight and reporting obligations. The new rule also defines “readily available market quotations” for purposes of the definition of “value” under the Act, and the SEC noted that this definition would apply in all contexts under the Act. The effective date for the rule was March 8, 2021. The SEC adopted an eighteen-month transition period beginning from the effective date for both the new rule and the associated new recordkeeping requirements. At this time, management is evaluating the implications of these changes on the financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The price of the Fund’s shares is based on the Fund’s NAV. The NAV of the Fund, or each of its share classes, as applicable, is determined by dividing the total value of portfolio investments and other assets, less any liabilities attributable to the Fund or class, by the total number of shares outstanding of the Fund or class.

On each day that the New York Stock Exchange (“NYSE”) is open, Fund shares are ordinarily valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (“NYSE Close”). Information that becomes known to the Fund or its agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. If regular trading on the NYSE closes earlier than scheduled, the Fund reserves the right to either (i) calculate its NAV as of the earlier closing time or (ii) calculate its NAV as of the normally scheduled close of regular trading on the NYSE for that day. The Fund generally does not calculate its NAV on days during which the NYSE is closed. However, if the NYSE is closed on a day it would normally be open for business, the Fund reserves the right to calculate its NAV as of the normally scheduled close of regular trading on the NYSE for that day or such other time that the Fund may determine.

62	PIMCO COMMODITYREALRETURN STRATEGY FUND®

March 31, 2021

For purposes of calculating NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from established market makers or prices (including evaluated prices) supplied by the Fund’s approved pricing services, quotation reporting systems and other third-party sources (together, “Pricing Services”). The Fund will normally use pricing data for domestic equity securities received shortly after the NYSE Close and does not normally take into account trading, clearances or settlements that take place after the NYSE Close. If market value pricing is used, a foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by the Adviser to be the primary exchange. A foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange. Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from Pricing Services may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Swap agreements are valued on the basis of bid quotes obtained from brokers and dealers or market-based prices supplied by Pricing Services. The Fund’s investments in open-end management investment companies, other than exchange-traded funds (“ETFs”), are valued at the NAVs of such investments. Open-end management investment companies may include affiliated funds.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value based on procedures established and approved by the Board of Trustees of the Trust (the “Board”). Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, the Fund may determine the fair value of investments based on information provided by Pricing Services and other third-party vendors, which may recommend fair value or adjustments with reference to other securities, indices or assets. In considering whether fair valuation is required and in determining fair values, the Fund may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the NYSE Close. The Fund may utilize modeling tools provided by third-party vendors to determine fair values of foreign (non-U.S.) securities. For these purposes, any movement in the applicable reference index or instrument (“zero trigger”) between the earlier close of the applicable foreign market and the NYSE Close may be deemed to be a significant event, prompting the application of the pricing model (effectively resulting in daily fair valuations). Foreign exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Trust is not open for business, which may result in the Fund’s portfolio investments being affected when shareholders are unable to buy or sell shares.

ANNUAL REPORT	MARCH 31, 2021	63

Notes to Financial Statements (Cont.)

Senior secured floating rate loans for which an active secondary market exists to a reliable degree are valued at the mean of the last available bid/ask prices in the market for such loans, as provided by a Pricing Service. Senior secured floating rate loans for which an active secondary market does not exist to a reliable degree are valued at fair value, which is intended to approximate market value. In valuing a senior secured floating rate loan at fair value, the factors considered may include, but are not limited to, the following: (a) the creditworthiness of the borrower and any intermediate participants, (b) the terms of the loan, (c) recent prices in the market for similar loans, if any, and (d) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Services. As a result, the value of such investments and, in turn, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Trust is not open for business. As a result, to the extent that the Fund holds foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Fund’s next calculated NAV.

Investments for which market quotes or market based valuations are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction. The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to the Adviser the responsibility for applying the fair valuation methods. In the event that market quotes or market based valuations are not readily available, and the security or asset cannot be valued pursuant to a Board approved valuation method, the value of the security or asset will be determined in good faith by the Board. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, indicative market quotations (“Broker Quotes”), Pricing Services’ prices), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Fund’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated, to the Adviser, the responsibility for monitoring significant events that may materially affect the values of the Fund’s securities or assets and for determining whether the value of the applicable securities or assets should be reevaluated in light of such significant events.

When the Fund uses fair valuation to determine the value of a portfolio security or other asset for purposes of calculating its NAV, such investments will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board or persons acting at their direction believe reflects fair value. Fair valuation may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of the Fund’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Board or persons acting at their direction would accurately reflect the price that the Fund could obtain for a security if it were to dispose of that

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security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Fund may differ from the value that would be realized if the securities were sold. The Fund’s use of fair valuation may also help to deter “stale price arbitrage” as discussed under the “Abusive Trading Practices” section in the Fund’s prospectus.

(b) Fair Value Hierarchy  U.S. GAAP describes fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

∎	Level 1 — Quoted prices in active markets or exchanges for identical assets and liabilities.

∎

Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

∎

Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

In accordance with the requirements of U.S. GAAP, the amounts of transfers into and out of Level 3, if material, are disclosed in the Notes to Consolidated Schedule of Investments for the Fund.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers into and out of the Level 3 category during the period. The end of period value is used for the transfers between Levels of the Fund’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Consolidated Schedule of Investments for the Fund.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1 and Level 2 trading assets and trading liabilities, at fair value  The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred

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Notes to Financial Statements (Cont.)

securities and non-U.S. bonds are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The Pricing Services’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using Pricing Services that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment companies (other than ETFs) will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted.

Equity exchange-traded options and over the counter financial derivative instruments, such as forward foreign currency contracts and options contracts derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established market makers or Pricing Services (normally determined as of the NYSE Close). Depending on the product and the terms of the transaction, financial derivative instruments can be valued by Pricing

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Services using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps and over the counter swaps derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. They are valued using a broker-dealer bid quotation or on market-based prices provided by Pricing Services (normally determined as of the NYSE Close). Centrally cleared swaps and over the counter swaps can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models may use inputs that are observed from actively quoted markets such as the overnight index swap rate, London Interbank Offered Rate forward rate, interest rates, yield curves and credit spreads. These securities are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair value  When a fair valuation method is applied by the Adviser that uses significant unobservable inputs, investments will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy.

Short-term debt instruments (such as commercial paper) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost value of such short-term debt instruments is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. These securities are categorized as Level 2 or Level 3 of the fair value hierarchy depending on the source of the base price.

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Affiliates

The Fund may invest in the PIMCO Short Asset Portfolio and the PIMCO Short-Term Floating NAV Portfolio III (“Central Funds”) to the extent permitted by the Act and rules thereunder. The Central Funds are registered investment companies created for use solely by the series of the Trust and other series of registered investment companies advised by the Adviser, in connection with their cash management activities. The main investments of the Central Funds are money market and short maturity fixed income instruments. The Central Funds may incur expenses related to their investment activities, but do not pay Investment Advisory Fees or Supervisory and Administrative Fees to the Adviser. The Central Funds are considered to be affiliated with the Fund. A complete schedule of portfolio holdings for each affiliate fund is filed with the SEC for the first and third quarters of each fiscal year on Form N-PORT and is available at the SEC’s website at www.sec.gov. A copy of each affiliate fund’s shareholder report is also available at the SEC’s website at www.sec.gov, on the

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Notes to Financial Statements (Cont.)

Fund’s website at www.pimco.com, or upon request, as applicable. The table below shows the Fund’s transactions in and earnings from investments in the affiliated Funds for the period ended March 31, 2021 (amounts in thousands†):

Investment in PIMCO Short-Term Floating NAV Portfolio III

Market Value 03/31/2020	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 03/31/2021	Dividend Income(1)	Realized Net Capital Gain Distributions(1)

$43,023	$2,488,676	$(2,528,799)	$97	$0	$2,997	$76	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)

The tax characterization of distributions is determined in accordance with Federal income tax regulations and may contain a return of capital. The actual tax characterization of distributions received is determined at the end of the fiscal year of the affiliated fund. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

(b) Investments in Securities

The Fund may utilize the investments and strategies described below to the extent permitted by the Fund’s investment policies.

Delayed-Delivery Transactions  involve a commitment by the Fund to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery transactions are outstanding, the Fund will designate or receive as collateral liquid assets in an amount sufficient to meet the purchase price or respective obligations. When purchasing a security on a delayed-delivery basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its NAV. The Fund may dispose of or renegotiate a delayed-delivery transaction after it is entered into, which may result in a realized gain (loss). When the Fund has sold a security on a delayed-delivery basis, the Fund does not participate in future gains (losses) with respect to the security.

Inflation-Indexed Bonds  are fixed income securities whose principal value is periodically adjusted by the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Consolidated Statement of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury Inflation-Protected Securities. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Mortgage-Related and Other Asset-Backed Securities  directly or indirectly represent a participation in, or are secured by and payable from, loans on real property. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. These securities provide a monthly payment which consists of both interest and principal. Interest may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price

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and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Many of the risks of investing in mortgage-related securities secured by commercial mortgage loans reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make lease payments, and the ability of a property to attract and retain tenants. These securities may be less liquid and may exhibit greater price volatility than other types of mortgage-related or other asset-backed securities. Other asset-backed securities are created from many types of assets, including, but not limited to, auto loans, accounts receivable, such as credit card receivables and hospital account receivables, home equity loans, student loans, boat loans, mobile home loans, recreational vehicle loans, manufactured housing loans, aircraft leases, computer leases and syndicated bank loans.

Collateralized Debt Obligations  (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which the Fund invests. In addition to the normal risks associated with fixed income securities discussed elsewhere in this report and the Fund’s prospectus and statement of additional information (e.g., prepayment risk, credit risk, liquidity risk, market risk, structural risk, legal risk and interest rate risk (which may be exacerbated if the interest rate payable on a structured financing changes based on multiples of changes in interest rates or inversely to changes in interest rates)), CBOs, CLOs and other CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the quality of the collateral may decline in value or default, (iii) the risk that the Fund may invest in CBOs, CLOs, or other CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Collateralized Mortgage Obligations  (“CMOs”) are debt obligations of a legal entity that are collateralized by whole mortgage loans or private mortgage bonds and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches”, with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

Perpetual Bonds  are fixed income securities with no maturity date but pay a coupon in perpetuity (with no specified ending or maturity date). Unlike typical fixed income securities, there is no obligation for perpetual bonds to repay principal. The coupon payments, however, are mandatory. While perpetual bonds have no maturity date, they may have a callable date in which the perpetuity

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Notes to Financial Statements (Cont.)

is eliminated and the issuer may return the principal received on the specified call date. Additionally, a perpetual bond may have additional features, such as interest rate increases at periodic dates or an increase as of a predetermined point in the future.

Restricted Investments  are subject to legal or contractual restrictions on resale and may generally be sold privately, but may be required to be registered or exempted from such registration before being sold to the public. Private placement securities are generally considered to be restricted except for those securities traded between qualified institutional investors under the provisions of Rule 144A of the Securities Act of 1933. Disposal of restricted investments may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult to achieve. Restricted investments held by the Fund at March 31, 2021, as applicable, are disclosed in the Notes to Consolidated Schedule of Investments.

Securities Issued by U.S. Government Agencies or Government-Sponsored Enterprises  are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association, are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities which do not distribute interest on a current basis and tend to be subject to a greater risk than interest-paying securities of similar maturities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

In June 2019, FNMA and FHLMC started issuing Uniform Mortgage Backed Securities in place of their current offerings of TBA-eligible securities (the “Single Security Initiative”). The Single Security Initiative seeks to support the overall liquidity of the TBA market and aligns the characteristics of FNMA and FHLMC certificates. The effects that the Single Security Initiative may have on the market for TBA and other mortgage-backed securities are uncertain.

Roll-timing strategies can be used where the Fund seeks to extend the expiration or maturity of a position, such as a TBA security on an underlying asset, by closing out the position before expiration and opening a new position with respect to substantially the same underlying asset with a later

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expiration date. TBA securities purchased or sold are reflected on the Consolidated Statement of Assets and Liabilities as an asset or liability, respectively.

When-Issued Transactions  are purchases or sales made on a when-issued basis. These transactions are made conditionally because a security, although authorized, has not yet been issued in the market. Transactions to purchase or sell securities on a when-issued basis involve a commitment by the Fund to purchase or sell these securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. The Fund may sell when-issued securities before they are delivered, which may result in a realized gain (loss).

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Fund may enter into the borrowings and other financing transactions described below to the extent permitted by the Fund’s investment policies.

The following disclosures contain information on the Fund’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by the Fund. The location of these instruments in the Fund’s financial statements is described below.

(a) Repurchase Agreements  Under the terms of a typical repurchase agreement, the Fund purchases an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time. In an open maturity repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Fund or counterparty at any time. The underlying securities for all repurchase agreements are held by the Fund’s custodian or designated subcustodians under tri-party repurchase agreements and in certain instances will remain in custody with the counterparty. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Repurchase agreements, if any, including accrued interest, are included on the Consolidated Statement of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Consolidated Statement of Operations. In periods of increased demand for collateral, the Fund may pay a fee for the receipt of collateral, which may result in interest expense to the Fund.

(b) Reverse Repurchase Agreements  In a reverse repurchase agreement, the Fund delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. In an open maturity reverse repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Fund or counterparty at any time. The Fund is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by the Fund to counterparties are reflected as a liability on the Consolidated Statement of Assets and Liabilities. Interest payments made by the Fund to counterparties are recorded as a component of interest expense on the Consolidated Statement of Operations. In periods of increased demand for the security, the Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund. The Fund will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under reverse repurchase agreements.

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Notes to Financial Statements (Cont.)

(c) Sale-Buybacks  A sale-buyback financing transaction consists of a sale of a security by the Fund to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed-upon price and date. The Fund is not entitled to receive principal and interest payments, if any, made on the security sold to the counterparty during the term of the agreement. The agreed-upon proceeds for securities to be repurchased by the Fund are reflected as a liability on the Consolidated Statement of Assets and Liabilities. The Fund will recognize net income represented by the price differential between the price received for the transferred security and the agreed-upon repurchase price. This is commonly referred to as the ‘price drop’. A price drop consists of (i) the foregone interest and inflationary income adjustments, if any, the Fund would have otherwise received had the security not been sold and (ii) the negotiated financing terms between the Fund and counterparty. Foregone interest and inflationary income adjustments, if any, are recorded as components of interest income on the Consolidated Statement of Operations. Interest payments based upon negotiated financing terms made by the Fund to counterparties are recorded as a component of interest expense on the Consolidated Statement of Operations. In periods of increased demand for the security, the Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund. The Fund will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under sale-buyback transactions.

(d) Short Sales  Short sales are transactions in which the Fund sells a security that it may not own. The Fund may make short sales of securities to (i) offset potential declines in long positions in similar securities, (ii) to increase the flexibility of the Fund, (iii) for investment return, (iv) as part of a risk arbitrage strategy, and (v) as part of its overall portfolio management strategies involving the use of derivative instruments. When the Fund engages in a short sale, it may borrow the security sold short and deliver it to the counterparty. The Fund will ordinarily have to pay a fee or premium to borrow a security and be obligated to repay the lender of the security any dividend or interest that accrues on the security during the period of the loan. Securities sold in short sale transactions and the dividend or interest payable on such securities, if any, are reflected as payable for short sales on the Consolidated Statement of Assets and Liabilities. Short sales expose the Fund to the risk that it will be required to cover its short position at a time when the security or other asset has appreciated in value, thus resulting in losses to the Fund. A short sale is “against the box” if the Fund holds in its portfolio or has the right to acquire the security sold short, or securities identical to the security sold short, at no additional cost. The Fund will be subject to additional risks to the extent that it engages in short sales that are not “against the box.” The Fund’s loss on a short sale could theoretically be unlimited in cases where the Fund is unable, for whatever reason, to close out its short position.

(e) Interfund Lending  In accordance with an exemptive order (the “Order”) from the SEC, each Fund of the Trust may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by each Fund’s investment policies and restrictions. Each Fund is currently permitted to borrow under the Interfund Lending Program. A lending fund may lend in aggregate up to 15% of its current net assets at the time of the interfund loan, but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing fund may not borrow through the Interfund Lending Program or from any other source if its total outstanding borrowings immediately after the borrowing would be more than 33 1/3% of its

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total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interfund loan rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

On March 23, 2020, the SEC issued an exemptive order (the “Temporary Order”) to provide temporary relief to each Fund of the Trust in relation to the Interfund Lending Program, and the Board has authorized the Funds to rely on the Temporary Order. With respect to interfund lending, the Temporary Order permitted, under certain conditions, a lending fund to lend in aggregate up to 25% of its current net assets at the time of the interfund loan and to make interfund loans with term limits of up to the expiration of the Temporary Order, notwithstanding the current limit of seven business days under the Order. The SEC provided notice in April 2021 that the Temporary Order would be terminated on April 30, 2021.

During the period ended March 31, 2021, the Fund did not participate in the Interfund Lending Program.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The Fund may enter into the financial derivative instruments described below to the extent permitted by the Fund’s investment policies.

The following disclosures contain information on how and why the Fund uses financial derivative instruments, and how financial derivative instruments affect the Fund’s financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Consolidated Statement of Assets and Liabilities and the net realized gain (loss) and net change in unrealized appreciation (depreciation) on the Consolidated Statement of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Consolidated Schedule of Investments. The financial derivative instruments outstanding as of period end and the amounts of net realized gain (loss) and net change in unrealized appreciation (depreciation) on financial derivative instruments during the period, as disclosed in the Notes to Consolidated Schedule of Investments, serve as indicators of the volume of financial derivative activity for the Fund.

(a) Forward Foreign Currency Contracts  may be engaged, in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the Fund’s securities or as part of an investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily, and the change in value is recorded by the Fund as an unrealized gain (loss). Realized gains (losses) are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed and are recorded upon delivery or receipt of the currency. These contracts may involve market risk in

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Notes to Financial Statements (Cont.)

excess of the unrealized gain (loss) reflected on the Consolidated Statement of Assets and Liabilities. In addition, the Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. To mitigate such risk, cash or securities may be exchanged as collateral pursuant to the terms of the underlying contracts.

(b) Futures Contracts  are agreements to buy or sell a security or other asset for a set price on a future date and are traded on an exchange. The Fund may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Fund and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Fund is required to deposit with its futures broker an amount of cash, U.S. Government and Agency Obligations, or select sovereign debt, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and based on such movements in the price of the contracts, an appropriate payable or receivable for the change in value may be posted or collected by the Fund (“Futures Variation Margin”). Futures Variation Margins, if any, are disclosed within centrally cleared financial derivative instruments on the Consolidated Statement of Assets and Liabilities. Gains (losses) are recognized but not considered realized until the contracts expire or close. Futures contracts involve, to varying degrees, risk of loss in excess of the Futures Variation Margin included within exchange traded or centrally cleared financial derivative instruments on the Consolidated Statement of Assets and Liabilities.

(c) Options Contracts  may be written or purchased to enhance returns or to hedge an existing position or future investment. The Fund may write call and put options on securities and financial derivative instruments it owns or in which it may invest. Writing put options tends to increase the Fund’s exposure to the underlying instrument. Writing call options tends to decrease the Fund’s exposure to the underlying instrument. When the Fund writes a call or put, an amount equal to the premium received is recorded and subsequently marked to market to reflect the current value of the option written. These amounts are included on the Consolidated Statement of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain (loss). Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The Fund as a writer of an option has no control over whether the underlying instrument may be sold (“call”) or purchased (“put”) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Fund may not be able to enter into a closing transaction because of an illiquid market.

Purchasing call options tends to increase the Fund’s exposure to the underlying instrument. Purchasing put options tends to decrease the Fund’s exposure to the underlying instrument. The Fund pays a premium which is included as an asset on the Consolidated Statement of Assets and Liabilities and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be

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purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain (loss) when the underlying transaction is executed.

Commodity Options  are options on commodity futures contracts (“Commodity Option”). The underlying instrument for the Commodity Option is not the commodity itself, but rather a futures contract for that commodity. The exercise of a Commodity Option will not include physical delivery of the underlying commodity but will result in a cash transfer for the amount of the difference between the current market value of the underlying futures contract and the strike price. For an option that is in-the-money, the Fund will normally offset its position rather than exercise the option to retain any remaining time value.

Credit Default Swaptions  may be written or purchased to hedge exposure to the credit risk of an investment without making a commitment to the underlying instrument. A credit default swaption is an option to sell or buy credit protection on a specific reference by entering into a pre-defined swap agreement by some specified date in the future.

Foreign Currency Options  may be written or purchased to be used as a short or long hedge against possible variations in foreign exchange rates or to gain exposure to foreign currencies.

Inflation-Capped Options  may be written or purchased to enhance returns or for hedging opportunities. The purpose of purchasing inflation-capped options is to protect the Fund from inflation erosion above a certain rate on a given notional exposure. A floor can be used to give downside protection to investments in inflation-linked products.

Interest Rate Swaptions  may be written or purchased to enter into a pre-defined swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, by some specified date in the future. The writer of the swaption becomes the counterparty to the swap if the buyer exercises. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise.

Options on Exchange-Traded Futures Contracts  (“Futures Option”) may be written or purchased to hedge an existing position or future investment, for speculative purposes or to manage exposure to market movements. A Futures Option is an option contract in which the underlying instrument is a single futures contract.

Options on Indices  (“Index Option”) use a specified index as the underlying instrument for the option contract. The exercise for an Index Option will not include physical delivery of the underlying index but will result in a cash transfer of the amount of the difference between the settlement price of the underlying index and the strike price.

Options on Securities  may be written or purchased to enhance returns or to hedge an existing position or future investment. An option on a security uses a specified security as the underlying instrument for the option contract.

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Notes to Financial Statements (Cont.)

Straddle Options  (“Straddle”) are investment strategies that use combinations of options that allow the Fund to profit based on the future price movements of the underlying security, regardless of the direction of those movements. A written Straddle involves simultaneously writing a call option and a put option on the same security with the same strike price and expiration date. The written Straddle increases in value when the underlying security price has little volatility before the expiration date. A purchased Straddle involves simultaneously purchasing a call option and a put option on the same security with the same strike price and expiration date. The purchased Straddle increases in value when the underlying security price has high volatility, regardless of direction, before the expiration date.

(d) Swap Agreements  are bilaterally negotiated agreements between the Fund and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements may be privately negotiated in the over the counter market (“OTC swaps”) or may be cleared through a third party, known as a central counterparty or derivatives clearing organization (“Centrally Cleared Swaps”). The Fund may enter into asset, credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Centrally Cleared Swaps are marked to market daily based upon valuations as determined from the underlying contract or in accordance with the requirements of the central counterparty or derivatives clearing organization. Changes in market value, if any, are reflected as a component of net change in unrealized appreciation (depreciation) on the Consolidated Statement of Operations. Daily changes in valuation of centrally cleared swaps (“Swap Variation Margin”), if any, are disclosed within centrally cleared financial derivative instruments on the Consolidated Statement of Assets and Liabilities. Centrally Cleared and OTC swap payments received or paid at the beginning of the measurement period are included on the Consolidated Statement of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Upfront premiums received (paid) are initially recorded as liabilities (assets) and subsequently marked to market to reflect the current value of the swap. These upfront premiums are recorded as realized gain (loss) on the Consolidated Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain (loss) on the Consolidated Statement of Operations. Net periodic payments received or paid by the Fund are included as part of realized gain (loss) on the Consolidated Statement of Operations.

For purposes of applying certain of the Fund’s investment policies and restrictions, swap agreements, like other derivative instruments, may be valued by the Fund at market value, notional value or full exposure value. In the case of a credit default swap, in applying certain of the Fund’s investment policies and restrictions, the Fund will value the credit default swap at its notional value or its full exposure value (i.e., the sum of the notional amount for the contract plus the market value), but may value the credit default swap at market value for purposes of applying certain of the Fund’s other investment policies and restrictions. For example, the Fund may value credit default swaps at full

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exposure value for purposes of the Fund’s credit quality guidelines (if any) because such value in general better reflects the Fund’s actual economic exposure during the term of the credit default swap agreement. As a result, the Fund may, at times, have notional exposure to an asset class (before netting) that is greater or lesser than the stated limit or restriction noted in the Fund’s prospectus. In this context, both the notional amount and the market value may be positive or negative depending on whether the Fund is selling or buying protection through the credit default swap. The manner in which certain securities or other instruments are valued by the Fund for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

Entering into swap agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Consolidated Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates or the values of the asset upon which the swap is based.

The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk may be mitigated by having a master netting arrangement between the Fund and the counterparty and by the posting of collateral to the Fund to cover the Fund’s exposure to the counterparty.

To the extent the Fund has a policy to limit the net amount owed to or to be received from a single counterparty under existing swap agreements, such limitation only applies to counterparties to OTC swaps and does not apply to centrally cleared swaps where the counterparty is a central counterparty or derivatives clearing organization.

Commodity Forward Swap Agreements  (“Commodity Forwards”) are entered into to gain or mitigate exposure to the underlying referenced commodity. Commodity Forwards involve commitments between two parties where cash flows are exchanged at a future date based on the difference between a fixed and variable price with respect to the number of units of the commodity. At the maturity date, a net cash flow is exchanged, where the payoff amount is equivalent to the difference between the fixed and variable price of the underlying commodity multiplied by the number of units. To the extent the difference between the fixed and variable price of the underlying referenced commodity exceeds or falls short of the offsetting payment obligation, the Fund will receive a payment from or make a payment to the counterparty.

Credit Default Swap Agreements  on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues are entered into to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Fund owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event that the referenced entity, obligation or index, as specified in the swap agreement, undergoes a certain credit event. As a seller of protection on credit default swap

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Notes to Financial Statements (Cont.)

agreements, the Fund will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap.

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event).

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. The Fund may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are instruments for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues as of period end, if any, are disclosed in the Notes to Consolidated Schedule of Investments. They serve as an indicator of the current status of payment/performance risk and represent the likelihood

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or risk of default for the reference entity. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that the Fund as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of period end for which the Fund is the seller of protection are disclosed in the Notes to Consolidated Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Fund for the same referenced entity or entities.

Interest Rate Swap Agreements  may be entered into to help hedge against interest rate risk exposure and to maintain the Fund’s ability to generate income at prevailing market rates. The value of the fixed rate bonds that the Fund holds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Fund may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by the Fund with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the buyer pays an upfront fee in consideration for the right to early terminate the swap transaction in whole, at zero cost and at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets.

Total Return Swap Agreements  are entered into to gain or mitigate exposure to the underlying reference asset. Total return swap agreements involve commitments where single or multiple cash flows are exchanged based on the price of an underlying reference asset and on a fixed or variable interest rate. Total return swap agreements may involve commitments to pay interest in exchange for a market-linked return. One counterparty pays out the total return of a specific underlying reference asset, which may include a single security, a basket of securities, or an index, and in return receives a fixed or variable rate. At the maturity date, a net cash flow is exchanged where the total return is

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Notes to Financial Statements (Cont.)

equivalent to the return of the underlying reference asset less a financing rate, if any. As a receiver, the Fund would receive payments based on any net positive total return and would owe payments in the event of a net negative total return. As the payer, the Fund would owe payments on any net positive total return, and would receive payments in the event of a net negative total return.

Volatility Swap Agreements  are also known as forward volatility agreements and volatility swaps, and are agreements in which the counterparties agree to make payments in connection with changes in the volatility (i.e., the magnitude of change over a specified period of time) of an underlying referenced instrument, such as a currency, rate, index, security or other financial instrument. Volatility swaps permit the parties to attempt to hedge volatility risk and/or take positions on the projected future volatility of an underlying referenced instrument. For example, the Fund may enter into a volatility swap in order to take the position that the referenced instrument’s volatility will increase over a particular period of time. If the referenced instrument’s volatility does increase over the specified time, the Fund will receive payment from its counterparty based upon the amount by which the referenced instrument’s realized volatility level exceeds a volatility level agreed upon by the parties. If the referenced instrument’s volatility does not increase over the specified time, the Fund will make a payment to the counterparty based upon the amount by which the referenced instrument’s realized volatility level falls below the volatility level agreed upon by the parties. At the maturity date, a net cash flow is exchanged, where the payoff amount is equivalent to the difference between the realized price volatility of the referenced instrument and the strike multiplied by the notional amount. As a receiver of the realized price volatility, the Fund would receive the payoff amount when the realized price volatility of the referenced instrument is greater than the strike and would owe the payoff amount when the volatility is less than the strike. As a payer of the realized price volatility, the Fund would owe the payoff amount when the realized price volatility of the referenced instrument is greater than the strike and would receive the payoff amount when the volatility is less than the strike. Payments on a volatility swap will be greater if they are based upon the mathematical square of volatility (i.e., the measured volatility multiplied by itself, which is referred to as “variance”). This type of volatility swap is frequently referred to as a variance swap.

7. PRINCIPAL AND OTHER RISKS

(a) Principal Risks

The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are listed below.

Please see “Description of Principal Risks” in the Fund’s prospectus for a more detailed description of the risks of investing in the Fund.

Interest Rate Risk  is the risk that fixed income securities will decline in value because of an increase in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration.

Call Risk  is the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer’s

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credit quality). If an issuer calls a security that the Fund has invested in, the Fund may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features.

Credit Risk  is the risk that the Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to meet its financial obligations.

High Yield Risk  is the risk that high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) are subject to greater levels of credit, call and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments, and may be more volatile than higher-rated securities of similar maturity.

Market Risk  is the risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries.

Issuer Risk  is the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

Liquidity Risk  is the risk that a particular investment may be difficult to purchase or sell and that the Fund may be unable to sell illiquid investments at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income funds may be higher than normal, causing increased supply in the market due to selling activity.

Derivatives Risk  is the risk of investing in derivative instruments (such as futures, swaps and structured securities), including leverage, liquidity, interest rate, market, credit and management risks, and valuation complexity. Changes in the value of a derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and the Fund could lose more than the initial amount invested. The Fund’s use of derivatives may result in losses to the Fund, a reduction in the Fund’s returns and/or increased volatility. Over-the-counter (“OTC”) derivatives are also subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally-cleared derivative transactions might not be available for OTC derivatives. The primary credit risk on derivatives that are exchange-traded or traded through a central clearing counterparty resides with the Fund’s clearing broker, or the clearinghouse. Changes in regulation relating to a mutual fund’s use of derivatives and related instruments could potentially limit or impact the Fund’s ability to invest in derivatives, limit the Fund’s ability to employ certain strategies that use derivatives and/or adversely affect the value of derivatives and the Fund’s performance.

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Notes to Financial Statements (Cont.)

Model Risk  is the risk that the Fund’s investment models used in making investment allocation decisions may not adequately take into account certain factors or may rely on inaccurate data inputs, may contain design flaws or faulty assumptions, and may rely on incomplete or inaccurate data, any of which may result in a decline in the value of an investment in the Fund.

Commodity Risk  is the risk that investing in commodity-linked derivative instruments may subject the Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, public health emergencies embargoes, tariffs and international economic, political and regulatory developments.

Equity Risk  is the risk that the value of equity securities, such as common stocks and preferred securities, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities.

Mortgage-Related and Other Asset-Backed Securities Risk  is the risk of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk, prepayment risk and credit risk.

Foreign (Non-U.S.) Investment Risk  is the risk that investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, increased risk of delayed settlement of portfolio transactions or loss of certificates of portfolio securities, and the risk of unfavorable foreign government actions, including nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers.

Emerging Markets Risk  is the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk.

Sovereign Debt Risk  is the risk that investments in fixed income instruments issued by sovereign entities may decline in value as a result of default or other adverse credit event resulting from an issuer’s inability or unwillingness to make principal or interest payments in a timely fashion.

Currency Risk  is the risk that foreign (non-U.S.) currencies will change in value relative to the U.S. dollar and affect the Fund’s investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies.

Leveraging Risk  is the risk that certain transactions of the Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing the Fund to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss.

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Management Risk  is the risk that the investment techniques and risk analyses applied by PIMCO, including the use of quantitative models or methods, will not produce the desired results and that actual or potential conflicts of interest, legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing the Fund and may cause PIMCO to restrict or prohibit participation in certain investments. There is no guarantee that the investment objective of the Fund will be achieved.

Inflation-Indexed Security Risk  is the risk that inflation-indexed debt securities are subject to the effects of changes in market interest rates caused by factors other than inflation (real interest rates). In general, the value of an inflation-indexed security, including TIPS, tends to decrease when real interest rates increase and can increase when real interest rates decrease. Interest payments on inflation-indexed securities are unpredictable and will fluctuate as the principal and interest are adjusted for inflation. There can be no assurance that the inflation index used will accurately measure the real rate of inflation in the prices of goods and services. Any increase in the principal amount of an inflation-indexed debt security will be considered taxable ordinary income, even though the Fund will not receive the principal until maturity.

Short Exposure Risk  is the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale will not fulfill its contractual obligations, causing a loss to the Fund.

Tax Risk  is the risk that the tax treatment of swap agreements and other derivative instruments, such as commodity-linked derivative instruments, including commodity index-linked notes, swap agreements, commodity options, futures, and options on futures, may be affected by future regulatory or legislative changes that could affect whether income from such investments is “qualifying income” under Subchapter M of the Internal Revenue Code, or otherwise affect the character, timing and/or amount of the Fund’s taxable income or gains and distributions.

Subsidiary Risk  is the risk that, by investing in the Fund’s subsidiary, the Fund is indirectly exposed to the risks associated with the subsidiary’s investments. The Fund’s subsidiary is not registered under the 1940 Act and may not be subject to all the investor protections of the 1940 Act. There is no guarantee that the investment objective of the subsidiary will be achieved.

LIBOR Transition Risk  is the risk related to the anticipated discontinuation of the London Interbank Offered Rate (“LIBOR”) by the end of 2021. Certain instruments held by the Fund rely in some fashion upon LIBOR. Although the transition process away from LIBOR has become increasingly well-defined in advance of the anticipated discontinuation date, there remains uncertainty regarding the nature of any replacement rate, and any potential effects of the transition away from LIBOR on the Fund or on certain instruments in which the Fund invests can be difficult to ascertain. The transition process may involve, among other things, increased volatility or illiquidity in markets for instruments that currently rely on LIBOR and may result in a reduction in value of certain instruments held by the Fund.

(b) Other Risks

In general, the Fund may be subject to additional risks, including, but not limited to, risks related to government regulation and intervention in financial markets, operational risks, risks associated with

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Notes to Financial Statements (Cont.)

financial, economic and global market disruptions, and cybersecurity risks. Please see the Fund’s prospectus and Statement of Additional Information for a more detailed description of the risks of investing in the Fund. Please see the Important Information section of this report for additional discussion of certain regulatory and market developments that may impact the Fund’s performance.

Market Disruption Risk  The Fund is subject to investment and operational risks associated with financial, economic and other global market developments and disruptions, including those arising from war, terrorism, market manipulation, government interventions, defaults and shutdowns, political changes or diplomatic developments, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics) and natural/environmental disasters, which can all negatively impact the securities markets and cause the Fund to lose value. These events can also impair the technology and other operational systems upon which the Fund’s service providers, including PIMCO as the Fund’s investment adviser, rely, and could otherwise disrupt the Fund’s service providers’ ability to fulfill their obligations to the Fund. For example, the recent spread of an infectious respiratory illness caused by a novel strain of coronavirus (known as COVID-19) has caused volatility, severe market dislocations and liquidity constraints in many markets, including markets for the securities the Fund holds, and may adversely affect the Fund’s investments and operations. Please see the Important Information section for additional discussion of the COVID-19 pandemic.

Government Intervention in Financial Markets  Federal, state, and other governments, their regulatory agencies, or self-regulatory organizations may take actions that affect the regulation of the instruments in which the Fund invests, or the issuers of such instruments, in ways that are unforeseeable. Legislation or regulation may also change the way in which the Fund itself is regulated. Such legislation or regulation could limit or preclude the Fund’s ability to achieve its investment objective. Furthermore, volatile financial markets can expose the Fund to greater market and liquidity risk and potential difficulty in valuing portfolio instruments held by the Fund. The value of the Fund’s holdings is also generally subject to the risk of future local, national, or global economic disturbances based on unknown weaknesses in the markets in which the Fund invests. In addition, it is not certain that the U.S. Government will intervene in response to a future market disturbance and the effect of any such future intervention cannot be predicted. It is difficult for issuers to prepare for the impact of future financial downturns, although companies can seek to identify and manage future uncertainties through risk management programs.

Regulatory Risk  Financial entities, such as investment companies and investment advisers, are generally subject to extensive government regulation and intervention. Government regulation and/or intervention may change the way the Fund is regulated, affect the expenses incurred directly by the Fund and the value of its investments, and limit and/or preclude the Fund’s ability to achieve its investment objective. Government regulation may change frequently and may have significant adverse consequences. Moreover, government regulation may have unpredictable and unintended effects.

Operational Risk  An investment in the Fund, like any fund, can involve operational risks arising from factors such as processing errors, human errors, inadequate or failed internal or external processes, failures in systems and technology, changes in personnel and errors caused by third-party service providers. The occurrence of any of these failures, errors or breaches could result in a loss of information, regulatory scrutiny, reputational damage or other events, any of which could have a

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material adverse effect on the Fund. While the Fund seeks to minimize such events through controls and oversight, there may still be failures that could cause losses to the Fund.

Cyber Security Risk  As the use of technology has become more prevalent in the course of business, the Fund has become potentially more susceptible to operational and information security risks resulting from breaches in cyber security. A breach in cyber security refers to both intentional and unintentional cyber events that may, among other things, cause the Fund to lose proprietary information, suffer data corruption and/or destruction or lose operational capacity, result in the unauthorized release or other misuse of confidential information, or otherwise disrupt normal business operations. Cyber security failures or breaches may result in financial losses to the Fund and its shareholders. These failures or breaches may also result in disruptions to business operations, potentially resulting in financial losses; interference with the Fund’s ability to calculate its net asset value, process shareholder transactions or otherwise transact business with shareholders; impediments to trading; violations of applicable privacy and other laws; regulatory fines; penalties; reputational damage; reimbursement or other compensation costs; additional compliance and cyber security risk management costs and other adverse consequences. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future.

8. MASTER NETTING ARRANGEMENTS

The Fund may be subject to various netting arrangements (“Master Agreements”) with select counterparties. Master Agreements govern the terms of certain transactions, and are intended to reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that is intended to improve legal certainty. Each type of Master Agreement governs certain types of transactions. Different types of transactions may be traded out of different legal entities or affiliates of a particular organization, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow the Fund to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single Master Agreement with a counterparty. For financial reporting purposes the Consolidated Statement of Assets and Liabilities generally presents derivative assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under most Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other securities may be used depending on the terms outlined in the applicable Master Agreement. Securities and cash pledged as collateral are reflected as assets on the Consolidated Statement of Assets and Liabilities as either a component of Investments at value (securities) or Deposits with counterparty. Cash collateral received is not typically held in a segregated account and as such is reflected as a liability on the Consolidated Statement of Assets and Liabilities as Deposits from counterparty. The market value of any securities received as collateral

ANNUAL REPORT	MARCH 31, 2021	85

Notes to Financial Statements (Cont.)

is not reflected as a component of NAV. The Fund’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and certain sale-buyback transactions between the Fund and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Consolidated Schedule of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern certain forward settling transactions, such as TBA securities, delayed-delivery or certain sale-buyback transactions by and between the Fund and select counterparties. The Master Forward Agreements maintain provisions for, among other things, transaction initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Consolidated Schedule of Investments.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Such transactions require posting of initial margin as determined by each relevant clearing agency which is segregated in an account at a futures commission merchant (“FCM”) registered with the Commodity Futures Trading Commission. In the United States, counterparty risk may be reduced as creditors of an FCM cannot have a claim to Fund assets in the segregated account. Portability of exposure reduces risk to the Fund. Variation margin, or changes in market value, are generally exchanged daily, but may not be netted between futures and cleared OTC derivatives unless the parties have agreed to a separate arrangement in respect of portfolio margining. The market value or accumulated unrealized appreciation (depreciation), initial margin posted, and any unsettled variation margin as of period end are disclosed in the Notes to Consolidated Schedule of Investments.

Prime Broker Arrangements may be entered into to facilitate execution and/or clearing of listed equity option transactions or short sales of equity securities between the Fund and selected counterparties. The arrangements provide guidelines surrounding the rights, obligations, and other events, including, but not limited to, margin, execution, and settlement. These agreements maintain provisions for, among other things, payments, maintenance of collateral, events of default, and termination. Margin and other assets delivered as collateral are typically in the possession of the prime broker and would offset any obligations due to the prime broker. The market values of listed options and securities sold short and related collateral are disclosed in the Notes to Consolidated Schedule of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern bilateral OTC derivative transactions entered into by the Fund with select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral posting and events of default or termination.

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Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. The ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level or as required by regulation. Similarly, if required by regulation, the Fund may be required to post additional collateral beyond coverage of daily exposure. These amounts, if any, may (or if required by law, will) be segregated with a third-party custodian. To the extent the Fund is required by regulation to post additional collateral beyond coverage of daily exposure, it could potentially incur costs, including in procuring eligible assets to meet collateral requirements, associated with such posting. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Consolidated Schedule of Investments.

9. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Fund at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate as noted in the table in note (b) below.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs.

The Investment Advisory Fee and Supervisory and Administrative Fees for all classes, as applicable, are charged at the annual rate as noted in the following table (calculated as a percentage of the Fund’s average daily net assets attributable to each class):

Investment Advisory Fee	Supervisory and Administrative Fee

All Classes	Institutional Class	I-2	I-3	Administrative Class	Class A	Class C	Class R

0.49%	0.25%	0.35%	0.45%(1)	0.25%	0.45%	0.45%	0.45%

(1)	PIMCO has contractually agreed, through July 31, 2021, to waive its supervisory and administrative fee for I-3 shares by 0.05% of the average daily net assets attributable to I-3 shares of the Fund.

(c) Distribution and Servicing Fees  PIMCO Investments LLC, a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares.

The Trust has adopted separate Distribution and Servicing Plans with respect to the Class A, Class C and Class R shares of the Trust pursuant to Rule 12b-1 under the Act. In connection with the distribution of Class C and Class R shares of the Trust, the Distributor receives distribution fees from the Trust of up to 0.75% for Class C shares and 0.25% for Class R shares, and in connection with personal services rendered to Class A, Class C and Class R shareholders and the maintenance of such

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Notes to Financial Statements (Cont.)

shareholder accounts, the Distributor receives servicing fees from the Trust of up to 0.25% for each of Class A, Class C and Class R shares (percentages reflect annual rates of the average daily net assets attributable to the applicable class).

The Trust has adopted a Distribution and Servicing Plan with respect to the Administrative Class shares of the Fund pursuant to Rule 12b-1 under the Act (the “Administrative Class Plan”). Under the terms of the Administrative Class Plan, the Fund may compensate the Distributor for providing, or procuring through financial intermediaries, distribution, administrative, recordkeeping, shareholder and/or related services with respect to Administrative Class shares. The Administrative Class Plan permits the Fund to make total payments at an annual rate of up to 0.25% of the average daily net assets attributable to the Administrative Class shares.

The Trust paid distribution and servicing fees at effective rates as noted in the following table (calculated as a percentage of the Fund’s average daily net assets attributable to each class):

	Allowable Rate

	Distribution Fee	Servicing Fee

Class A	—	0.25%

Class C	0.75%	0.25%

Class R	0.25%	0.25%

	Distribution and/or Servicing Fee

Administrative Class	0.25%

The Distributor also received the proceeds of the initial sales charges paid by the shareholders upon the purchase of Class A shares, except for the PIMCO Short Asset Investment Fund, and the contingent deferred sales charges paid by the shareholders upon certain redemptions of Class A and Class C shares, except for the PIMCO Government Money Market Fund and the PIMCO Short Asset Investment Fund. For the period ended March 31, 2021, the Distributor retained $5,518,745 representing commissions (sales charges) and contingent deferred sales charges from the Trust.

(d) Fund Expenses  PIMCO provides or procures supervisory and administrative services for shareholders and also bears the costs of various third-party services required by the Fund, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Trust is responsible for the following expenses: (i) taxes and governmental fees; (ii) brokerage fees and commissions and other portfolio transaction expenses; (iii) the costs of borrowing money, including interest expenses; (iv) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit (except the PIMCO All Asset and PIMCO All Asset All Authority Funds); (v) extraordinary expense, including costs of litigation and indemnification expenses; (vi) organizational expenses; and (vii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multi-Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual fund operating expenses per share class.

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The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

(e) Expense Limitation  Pursuant to the Expense Limitation Agreement, PIMCO has agreed to waive a portion of the Fund’s Supervisory and Administrative Fee, or reimburse the Fund, to the extent that the Fund’s organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata share of Trustee Fees exceed 0.0049%, the “Expense Limit” (calculated as a percentage of the Fund’s average daily net assets attributable to each class). The Expense Limitation Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term.

In any month in which the supervision and administration agreement is in effect, PIMCO is entitled to reimbursement by the Fund of any portion of the supervisory and administrative fee waived or reimbursed pursuant to the Expense Limitation Agreement (the “Reimbursement Amount”) during the previous thirty-six months from the date of the waiver, provided that such amount paid to PIMCO will not: i) together with any organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata Trustee fees, exceed, for such month, the Expense Limit (or the amount of the expense limit in place at the time the amount being recouped was originally waived if lower than the Expense Limit); ii) exceed the total Reimbursement Amount; or iii) include any amounts previously reimbursed to PIMCO. At March 31, 2021, there were no recoverable amounts.

Pursuant to a Fee Waiver Agreement, PIMCO has contractually agreed, through July 31, 2021, to reduce its supervisory and administrative fee for I-3 shares by 0.05% of the average daily net assets attributable to I-3 shares of the Fund. This Fee Waiver Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term.

The waiver is reflected on the Consolidated Statement of Operations as a component of Waiver and/or Reimbursement by PIMCO. For the period ended March 31, 2021, the amount was $5,282.

(f) Acquired Fund Fees and Expenses  PIMCO Cayman Commodity Fund I, Ltd. (the “Commodity Subsidiary”) has entered into a separate contract with PIMCO for the management of the Commodity Subsidiary’s portfolio pursuant to which the Commodity Subsidiary pays PIMCO a management fee and administrative services fee at the annual rates of 0.49% and 0.20%, respectively, of its net assets. PIMCO has contractually agreed to waive the Fund’s Investment Advisory Fee and the Supervisory and Administrative Fee in an amount equal to the management fee and administrative services fee, respectively, paid to PIMCO by the Commodity Subsidiary. This waiver may not be terminated by PIMCO and will remain in effect for as long as PIMCO’s contract with the Commodity Subsidiary is in place. The waiver is reflected on the Consolidated Statement of Operations as a component of Waiver and/or Reimbursement by PIMCO. For the period ended March 31, 2021, the amount was $5,114,447. See Note 14, Basis for Consolidation in the Notes to Financial Statements for more information regarding the Commodity Subsidiary.

ANNUAL REPORT	MARCH 31, 2021	89

Notes to Financial Statements (Cont.)

10. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees paid to these parties are disclosed in Note 9, Fees and Expenses, and the accrued related party fee amounts are disclosed on the Consolidated Statement of Assets and Liabilities.

The Fund is permitted to purchase or sell securities from or to certain related affiliated funds under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that are, or could be, considered an affiliate, or an affiliate of an affiliate, by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 under the Act. Further, as defined under the procedures, each transaction is effected at the current market price. Purchases and sales of securities pursuant to Rule 17a-7 under the Act for the period ended March 31, 2021, were as follows (amounts in thousands†):

Purchases	Sales

$540,838	$915

†	A zero balance may reflect actual amounts rounding to less than one thousand.

11. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee or officer of the Trust is indemnified and each employee or other agent of the Trust (including the Trust’s investment manager) may be indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts.

12. PURCHASES AND SALES OF SECURITIES

The length of time the Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Fund is known as “portfolio turnover.” The Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover may involve correspondingly greater transaction costs, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities, which are borne by the Fund. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates when distributed to shareholders). The transaction costs associated with portfolio turnover may adversely affect the Fund’s performance. The portfolio turnover rates are reported in the Financial Highlights.

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Purchases and sales of securities (excluding short-term investments) for the period ended March 31, 2021, were as follows (amounts in thousands†):

U.S. Government/Agency		All Other

Purchases	Sales	Purchases	Sales

$11,996,601	$10,917,621	$436,745	$115,583

†	A zero balance may reflect actual amounts rounding to less than one thousand.

13. SHARES OF BENEFICIAL INTEREST

The Trust may issue an unlimited number of shares of beneficial interest with a $0.01 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands†):

	Year Ended 03/31/2021		Year Ended 03/31/2020

	Shares	Amount	Shares	Amount

Receipts for shares sold

Institutional Class	206,992	$1,196,692	135,691	$746,782

I-2	230,648	1,161,467	25,712	141,174

I-3	3,623	19,294	262	1,250

Administrative Class	20,623	114,497	2,804	15,443

Class A	15,365	83,849	10,942	59,660

Class C	3,006	16,320	450	2,346

Class R	1,471	7,873	1,034	5,432

Issued as reinvestment of distributions

Institutional Class	3,750	19,262	22,736	128,971

I-2	2,396	12,311	1,692	9,538

I-3	25	129	15	82

Administrative Class	135	706	298	1,654

Class A	447	2,194	1,775	9,804

Class C	26	119	142	747

Class R	49	234	177	954

Cost of shares redeemed

Institutional Class	(175,865)	(905,263)	(552,686)	(2,930,055)

I-2	(53,065)	(277,033)	(30,552)	(166,102)

I-3	(581)	(3,099)	(575)	(3,147)

Administrative Class	(5,081)	(28,444)	(4,654)	(25,991)

Class A	(21,538)	(110,272)	(23,873)	(131,777)

Class C	(2,980)	(15,443)	(3,170)	(16,697)

Class R	(1,576)	(8,063)	(1,850)	(9,876)

Net increase (decrease) resulting from Fund share transactions	227,870	$1,287,330	(413,630)	$(2,159,808)

†	A zero balance may reflect actual amounts rounding to less than one thousand.

14. BASIS FOR CONSOLIDATION

The Commodity Subsidiary, a Cayman Islands exempted company, was incorporated on July 21, 2006, as a wholly owned subsidiary acting as an investment vehicle for the Fund in order to effect certain investments for the Fund consistent with the Fund’s investment objectives and policies as

ANNUAL REPORT	MARCH 31, 2021	91

Notes to Financial Statements (Cont.)

specified in its prospectus and statement of additional information. The Fund’s investment portfolio has been consolidated and includes the portfolio holdings of the Fund and the Commodity Subsidiary. The consolidated financial statements include the accounts of the Fund and the Commodity Subsidiary, if any. All inter-company transactions and balances have been eliminated. A subscription agreement was entered into between the Fund and the Commodity Subsidiary, comprising the entire issued share capital of the Commodity Subsidiary, with the intent that the Fund will remain the sole shareholder and retain all rights. Under the Memorandum and Articles of Association, shares issued by the Commodity Subsidiary confer upon a shareholder the right to receive notice of, to attend and to vote at general meetings of the Commodity Subsidiary and shall confer upon the shareholder rights in a winding-up or repayment of capital and the right to participate in the profits or assets of the Commodity Subsidiary. The net assets of the Commodity Subsidiary, LLC as of period end represented 12.8% of the Fund’s consolidated net assets.

15. REGULATORY AND LITIGATION MATTERS

The Fund is not named as a defendant in any material litigation or arbitration proceedings and is not aware of any material litigation or claim pending or threatened against it.

The foregoing speaks only as of the date of this report.

16. FEDERAL INCOME TAX MATTERS

The Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

The Fund may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Adviser has reviewed the Fund’s tax positions for all open tax years. As of March 31, 2021, the Fund has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Fund files U.S. federal, state, and local tax returns as required. The Fund’s tax returns are subject to examination by relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

The Fund may gain exposure to the commodities markets primarily through investments in swap agreements, futures and options.

The Fund may also gain exposure indirectly to commodity markets by investing in the Commodity Subsidiary, which may invest without limit in commodity-linked swap agreements and other commodity-linked derivative instruments.

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One of the requirements for favorable tax treatment as a regulated investment company under the Code is that the Fund must derive at least 90% of its gross income from certain qualifying sources of income. The Internal Revenue Service (“IRS”) has issued a revenue ruling which holds that income derived from commodity index-linked derivatives, if earned directly by the Fund, is not qualifying income under Subchapter M of the Code. The IRS has issued private letter rulings in which the IRS specifically concluded that income derived from an investment in a subsidiary that provides commodity-linked exposure through its investments will be qualifying income. Based on the reasoning in such rulings, the Fund will continue to seek to gain exposure to the commodity markets primarily through investments in the Commodity Subsidiary and perhaps through commodity-linked notes.

It should be noted, however, that the IRS currently has ceased the issuance of such rulings. In addition, the IRS also issued a revenue procedure, which states that the IRS will not in the future issue private letter rulings that would require a determination of whether an asset (such as a commodity index-linked note) is a “security” under the Act. The IRS issued in September 2016 proposed regulations that would have generally treated the Fund’s income inclusion (under Subpart F of the Code) with respect to the Commodity Subsidiary as qualifying income only if there were a distribution during the same taxable year out of the earnings and profits of the Commodity Subsidiary attributable to such income inclusion. In March 2019, the IRS issued final regulations (so modifying the proposed regulations) providing that (i) it will not rule on the determination of whether a financial instrument or position is a security under the Act; (ii) any earnings and profits paid out in the same taxable year as earned by a controlled foreign corporation to the Fund is treated as qualifying dividends; and (iii) that income inclusion by the Fund of its Commodity Subsidiary’s earnings would be treated as other qualifying income if derived with respect to the Fund’s business of investing in stock, securities, or currencies.

There can be no assurance that the IRS will not change its position that income derived from commodity-linked notes and wholly-owned subsidiaries is qualifying income. Furthermore, the tax treatment of commodity-linked notes, other commodity-linked derivatives, and the Fund’s investments in the Commodity Subsidiary may otherwise be adversely affected by future legislation, court decisions, Treasury Regulations and/or guidance issued by the IRS. Such developments could affect the character, timing and/or amount of the Fund’s taxable income or any distributions made by the Fund or result in the inability of the Fund to operate as described in its prospectus.

If, during a taxable year, the Commodity Subsidiary’s taxable losses (and other deductible items) exceed its income and gains, the net loss will not pass through to the Fund as a deductible amount for income tax purposes. In the event the Commodity Subsidiary’s taxable gains exceed its losses and other deductible items during a taxable year, the net gain will pass through to the Fund as ordinary income for Federal income tax purposes.

As of March 31, 2021, the components of distributable taxable earnings are as follows (amounts in thousands†):

	Undistributed Ordinary Income (1)	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation)(2)	Other Book-to-Tax Accounting Differences (3)	Accumulated Capital Losses(4)	Qualified Late-Year Loss Deferral - Capital(5)	Qualified Late-Year Loss Deferral - Ordinary(6)	Total Distributable Earnings

PIMCO CommodityRealReturn Strategy Fund®	$978,872	$0	($32,691)	$0	($509,443)	$0	$0	$436,738

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Notes to Financial Statements (Cont.)

March 31, 2021

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)	Includes undistributed short-term capital gains, if any.
(2)

Adjusted for open wash sale loss deferrals and the accelerated recognition of unrealized gain or loss on certain futures, and forward contracts for federal income tax purposes. Also adjusted for differences between book and tax realized and unrealized gain (loss) on swap contracts, treasury inflation protected securities (TIPS), sale/buyback transactions, straddle loss deferrals, hyperinflationary investments, Controlled Foreign Corporations (CFC) basis adjustment, and defaulted securities.

(3)	Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America.
(4)	Capital losses available to offset future net capital gains expire in varying amounts as shown below.
(5)	Capital losses realized during the period November 1, 2020 through March 31, 2021 which the Fund elected to defer to the following taxable year pursuant to income tax regulations.
(6)

Specified losses realized during the period November 1, 2020 through March 31, 2021 and Ordinary losses realized during the period January 1, 2021 through March 31, 2021, which the Funds elected to defer to the following taxable year pursuant to income tax regulations.

Under the Regulated Investment Company Modernization Act of 2010, a fund is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law.

As of March 31, 2021, the Fund had the following post-effective capital losses with no expiration (amounts in thousands†):

	Short-Term	Long-Term

PIMCO CommodityRealReturn Strategy Fund®	$107,486	$401,957

†	A zero balance may reflect actual amounts rounding to less than one thousand.

As of March 31, 2021, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands†):

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)(7)

PIMCO CommodityRealReturn Strategy Fund®	$5,626,923	$262,540	$(296,115)	$(33,575)

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(7)

Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) are attributable to open wash sale loss deferrals, sale/buyback transactions, treasury inflation protected securities deflationary (TIPS) ,unrealized gain or loss on certain futures, and forward contracts, realized and unrealized gain (loss) swap contracts, straddle loss deferrals. hyperinflationary investments, Controlled Foreign Corporations (CFC) basis adjustment, and defaulted securities.

For the fiscal years ended March 31, 2021 and March 31, 2020, respectively, the Fund made the following tax basis distributions (amounts in thousands†):

	March 31, 2021			March 31, 2020

	Ordinary Income Distributions(8)	Long-Term Capital Gain Distributions	Return of Capital(9)	Ordinary Income Distributions(8)	Long-Term Capital Gain Distributions	Return of Capital(9)

PIMCO CommodityRealReturn Strategy Fund®	$38,560	$0	$0	$165,006	$0	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(8)	Includes short-term capital gains distributed, if any.
(9)

A portion of the distributions made represents a tax return of capital. Return of capital distributions have been reclassified from undistributed net investment income to paid-in capital to more appropriately conform financial accounting to tax accounting.

94	PIMCO COMMODITYREALRETURN STRATEGY FUND®

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of PIMCO Funds and Shareholders of

PIMCO CommodityRealReturn Strategy Fund®

Opinion on the Financial Statements

We have audited the accompanying consolidated statement of assets and liabilities, including the consolidated schedule of investments, of PIMCO CommodityRealReturn Strategy Fund® and its subsidiary (one of the funds constituting PIMCO Funds, referred to hereafter as the “Fund”) as of March 31, 2021, the related consolidated statements of operations and cash flows for the year ended March 31, 2021, the consolidated statement of changes in net assets for each of the two years in the period ended March 31, 2021, including the related notes, and the financial highlights (consolidated) for each of the periods indicated therein (collectively referred to as the “consolidated financial statements”). In our opinion, the consolidated financial statements present fairly, in all material respects, the financial position of the Fund as of March 31, 2021, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period ended March 31, 2021 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These consolidated financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s consolidated financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these consolidated financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the consolidated financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements. Our procedures included confirmation of securities owned as of March 31, 2021 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Kansas City, Missouri

May 27, 2021

We have served as the auditor of one or more investment companies in PIMCO Funds since 1987.

ANNUAL REPORT	MARCH 31, 2021	95

Glossary: (abbreviations that may be used in the preceding statements)

Counterparty Abbreviations:
BOA	Bank of America N.A.	GST	Goldman Sachs International
BOS	BofA Securities, Inc.	HUS	HSBC Bank USA N.A.
BPS	BNP Paribas S.A.	IND	Crédit Agricole Corporate and Investment Bank S.A.
BRC	Barclays Bank PLC	JPM	JP Morgan Chase Bank N.A.
BSN	The Bank of Nova Scotia - Toronto	JPS	J.P. Morgan Securities LLC
CBK	Citibank N.A.	MAC	Macquarie Bank Limited
CIB	Canadian Imperial Bank of Commerce	MEI	Merrill Lynch International
DBL	Deutsche Bank AG London	MYC	Morgan Stanley Capital Services LLC
DEU	Deutsche Bank Securities, Inc.	MYI	Morgan Stanley & Co. International PLC
DUB	Deutsche Bank AG	NOM	Nomura Securities International Inc.
FAR	Wells Fargo Bank National Association	RBC	Royal Bank of Canada
FBF	Credit Suisse International	SCX	Standard Chartered Bank, London
FICC	Fixed Income Clearing Corporation	SOG	Societe Generale Paris
GLM	Goldman Sachs Bank USA	TOR	The Toronto-Dominion Bank
GSC	Goldman Sachs & Co. LLC	UAG	UBS AG Stamford

Currency Abbreviations:
ARS	Argentine Peso	JPY	Japanese Yen
AUD	Australian Dollar	KRW	South Korean Won
CAD	Canadian Dollar	MXN	Mexican Peso
CNH	Chinese Renminbi (Offshore)	NZD	New Zealand Dollar
CNY	Chinese Renminbi (Mainland)	PEN	Peruvian New Sol
DKK	Danish Krone	PLN	Polish Zloty
EUR	Euro	RUB	Russian Ruble
GBP	British Pound	SGD	Singapore Dollar
IDR	Indonesian Rupiah	TWD	Taiwanese Dollar
ILS	Israeli Shekel	USD (or $)	United States Dollar
INR	Indian Rupee

Exchange Abbreviations:
CBOT	Chicago Board of Trade	KCBT	Kansas City Board of Trade
CMX	Commodity Exchange, Inc.	NYMEX	New York Mercantile Exchange
ICE	IntercontinentalExchange®	OTC	Over the Counter

96	PIMCO COMMODITYREALRETURN STRATEGY FUND®

(Unaudited)

Index/Spread Abbreviations:
BADLARPP	Argentina Badlar Floating Rate Notes	FRCPXTOB	France Consumer Price ex-Tobacco Index
BCOMF1NTC	Bloomberg Commodity Index 1-Month Forward Total Return Custom Index	GOLDLNPM	London Gold Market Fixing Ltd. PM
BCOMF1TC	Bloomberg Commodity Index 1-Month Forward Total Return	HOBR	Heating Oil Brent Crude
BCOMTR	Bloomberg Commodity Index Total Return	JMABNIC5	J.P. Morgan Custom Commodity Index
BRENT	Brent Crude	LLSCO	Light Louisiana Sweet WTI Crude Oil Options
CCA	California Carbon Allowance	MEHCO	Magellan East Houston WTI Crude Oil Options
CDX.HY	Credit Derivatives Index - High Yield	MEHMID	Magellan East Houston WTI Crude Oil vs. WTI Midland Crude Oil
CDX.IG	Credit Derivatives Index - Investment Grade	PIMCODB	PIMCO Custom Commodity Basket
CIXBSTR3	Custom Commodity Index	RBCAEC	Custom Commodity Forward Index
CMDSKEWLS	CBEO SKEW Index is an index derived from the price of S&P 500 tail risk	SPGCENP	S&P GSCI Energy Official Close Index ER
CPALEMU	Euro Area All Items Non-Seasonally Adjusted Index	SPGCESTR	S&P Goldman Sachs Commodity Enhanced Commodity Official Close Total Return Index
CPTFEMU	Eurozone HICP ex-Tobacco Index	TTFNBP	Dutch Title Transfer Facility vs. UK National Balancing Point Natural Gas Spread
CPURNSA	Consumer Price All Urban Non-Seasonally Adjusted Index	UKRPI	United Kingdom Retail Prices Index
EUR5050	European 50/50 Refining Margin	ULSD	Ultra-Low Sulfur Diesel
EURMARGIN	European Refined Margin	ULSDCO	Ultra-Low Sulfur Diesel Crude
EUROBOBCO	Margin Eurobob Gasoline vs. Brent	US0003M	ICE 3-Month USD LIBOR

Other Abbreviations:
ABS	Asset-Backed Security	LIBOR	London Interbank Offered Rate
ALT	Alternate Loan Trust	OAT	Obligations Assimilables du Trésor
BBR	Bank Bill Rate	oz.	Ounce
BTP	Buoni del Tesoro Poliennali “Long-term Treasury Bond”	RBOB	Reformulated Blendstock for Oxygenate Blending
CLO	Collateralized Loan Obligation	TBA	To-Be-Announced
DAC	Designated Activity Company	WTI	West Texas Intermediate
EURIBOR	Euro Interbank Offered Rate	YOY	Year-Over-Year

ANNUAL REPORT	MARCH 31, 2021	97

Federal Income Tax Information

(Unaudited)

As required by the Internal Revenue Code (“Code”) and Treasury Regulations, if applicable, shareholders must be notified within 60 days of the Fund’s fiscal year end regarding the status of qualified dividend income and the dividend received deduction.

Dividend Received Deduction.  Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Fund’s dividend distribution that qualifies under tax law. The percentage of the following Fund’s Fiscal 2021 ordinary income dividend that qualifies for the corporate dividend received deduction is set forth below:

Qualified Dividend Income.  Under the Jobs and Growth Tax Relief Reconciliation Act of 2003, the following percentage of ordinary dividends paid during the fiscal year ended March 31, 2021 was designated as ‘qualified dividend income’ as defined in the Jobs and Growth Tax Relief Reconciliation Act of 2003 subject to reduced tax rates in 2021:

Qualified Interest Income and Qualified Short-Term Capital Gain (for non-U.S. resident shareholders only).  Under the American Jobs Creation Act of 2004, the following amounts of ordinary dividends paid during the fiscal year ended March 31, 2021 are considered to be derived from “qualified interest income,” as defined in Section 871(k)(1)(E) of the Code, and therefore are designated as interest-related dividends, as defined in Section 871(k)(1)(C) of the Code. Further, the following amounts of ordinary dividends paid during the fiscal year ended March 31, 2021 are considered to be derived from “qualified short-term capital gain,” as defined in Section 871(k)(2)(D) of the Code, and therefore are designated as qualified short-term gain dividends, as defined by Section 871(k)(2)(C) of the Code.

	Dividend Received Deduction %	Qualified Dividend Income %	Qualified Interest Income (000s†)	Qualified Short-Term Capital Gain (000s†)
PIMCO CommodityRealReturn Strategy Fund®	0%	0%	$11,876	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. In January 2022, you will be advised on IRS Form 1099-DIV as to the federal tax status of the dividends and distributions received by you in calendar year 2021.

Section 163(j) Interest Dividends.  The fund intends to pass through the maximum amount allowable as Section 163(j) Interest Dividends as defined in Proposed Treasury Section 1.163(j)-1(b). The 163(j) percentage of ordinary income distributions are as follows:

163 (j) Interest Dividends %
PIMCO CommodityRealReturn Strategy Fund®	0%

98	PIMCO COMMODITYREALRETURN STRATEGY FUND®

Management of the Trust

(Unaudited)

The charts below identify the Trustees and executive officers of the Trust. Unless otherwise indicated, the address of all persons below is 650 Newport Center Drive, Newport Beach, CA 92660.

The Funds’ Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at (888) 87-PIMCO or visit the Funds’ website at www.pimco.com.

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served†	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Public Company and Investment Company Directorships Held by Trustee During the Past 5 Years

Interested Trustees[1]

Peter G. Strelow (1970) Chairman of the Board and Trustee	05/2017 to present Chairman 02/2019 to present	Managing Director and Co-Chief Operating Officer, PIMCO. Senior Vice President of the Trust, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Chief Administrative Officer, PIMCO.	149	Chairman and Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT.

Kimberley G. Stafford (1978) Trustee	02/2021 to present	Managing Director and Global Head of Product Strategy, PIMCO; and Member of Executive Committee. Formerly, Head of Asia-Pacific, Global Head of Consultant Relations and Head of US Institutional and Alternatives Sales, PIMCO.	149	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT.

Independent Trustees
Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served†	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Public Company and Investment Company Directorships Held by Trustee During the Past 5 Years

George E. Borst (1948) Trustee	04/2015 to present	Executive Advisor, McKinsey & Company; Formerly, Executive Advisor, Toyota Financial Services; and CEO, Toyota Financial Services.	149	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, MarineMax Inc.

Jennifer Holden Dunbar (1963) Trustee	04/2015 to present	Managing Director, Dunbar Partners, LLC (business consulting and investments). Formerly, Partner, Leonard Green & Partners, L.P.	149	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, PS Business Parks; Director, Big 5 Sporting Goods Corporation.

Kym M. Hubbard (1957) Trustee	02/2017 to present	Formerly, Global Head of Investments, Chief Investment Officer and Treasurer, Ernst & Young.	149	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, State Auto Financial Corporation.

Gary F. Kennedy (1955) Trustee	04/2015 to present	Formerly, Senior Vice President, General Counsel and Chief Compliance Officer, American Airlines and AMR Corporation (now American Airlines Group).	149	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Peter B. McCarthy (1950) Trustee	04/2015 to present	Formerly, Assistant Secretary and Chief Financial Officer, United States Department of Treasury; Deputy Managing Director, Institute of International Finance.	149	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

ANNUAL REPORT	MARCH 31, 2021	99

Management of the Trust (Cont.)

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served†	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Public Company and Investment Company Directorships Held by Trustee During the Past 5 Years

Ronald C. Parker (1951) Lead Independent Trustee	07/2009 to present Lead Independent Trustee - 02/2017 to present	Director of Roseburg Forest Products Company. Formerly, Chairman of the Board, The Ford Family Foundation; and President, Chief Executive Officer, Hampton Affiliates (forestry products).	149	Lead Independent Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

*	Unless otherwise noted, the information for the individuals listed is as of March 31, 2021.
[1]	Ms. Stafford and Mr. Strelow are “interested persons” of the Trust (as that term is defined in the 1940 Act) because of their affiliations with PIMCO.
†	Trustees serve until their successors are duly elected and qualified.

Executive Officers

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years†

Eric D. Johnson (1970) President	06/2019 to present	Executive Vice President and Head of Funds Business Group Americas, PIMCO. President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

David C. Flattum (1964) Chief Legal Officer	05/2019 to present	Managing Director and General Counsel, PIMCO. Chief Legal Officer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, Managing Director, Chief Operating Officer and General Counsel, Allianz Asset Management of America L.P.

Keisha Audain-Pressley (1975) Chief Compliance Officer	01/2020 to present	Executive Vice President and Deputy Chief Compliance Officer, PIMCO. Chief Compliance Officer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Joshua D. Ratner (1976)** Senior Vice President	05/2019 to present	Executive Vice President and Head of Americas Operations, PIMCO. Senior Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Peter G. Strelow (1970) Senior Vice President	06/2019 to present	Managing Director and Co-Chief Operating Officer, PIMCO. Senior Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Chief Administrative Officer, PIMCO.

Ryan G. Leshaw (1980) Vice President - Senior Counsel, Secretary	11/2018 to present	Executive Vice President and Senior Counsel, PIMCO. Vice President, Senior Counsel and Secretary, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Chief Legal Officer, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Associate, Willkie Farr & Gallagher LLP.

Wu-Kwan Kit (1981) Assistant Secretary	08/2017 to present	Senior Vice President and Senior Counsel, PIMCO. Assistant Secretary, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Vice President, Senior Counsel and Secretary, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Assistant General Counsel, VanEck Associates Corp.

Jeffrey A. Byer (1976) Vice President	02/2020 to present	Executive Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

100	PIMCO COMMODITYREALRETURN STRATEGY FUND®

(Unaudited)

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years†

Elizabeth A. Duggan (1964) Vice President	02/2021 to present	Executive Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Brian J. Pittluck (1977) Vice President	01/2020 to present	Senior Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Bijal Y. Parikh (1978) Treasurer	01/2021 to present	Senior Vice President, PIMCO. Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Erik C. Brown (1967)*** Assistant Treasurer	02/2001 to present	Executive Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Brandon T. Evans (1982) Assistant Treasurer	05/2019 to present	Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Colleen D. Miller (1980)** Assistant Treasurer	02/2017 to present	Senior Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Deputy Treasurer, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Jason J. Nagler (1982)*** Assistant Treasurer	05/2015 to present	Senior Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

H. Jessica Zhang (1973)** Assistant Treasurer	01/2020 to present	Senior Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

*	Unless otherwise noted, the information for the individuals listed is as of March 31, 2021.
†

The term “PIMCO-Sponsored Closed-End Funds” as used herein includes: PIMCO California Municipal Income Fund, PIMCO California Municipal Income Fund II, PIMCO California Municipal Income Fund III, PIMCO Municipal Income Fund, PIMCO Municipal Income Fund II, PIMCO Municipal Income Fund III, PIMCO New York Municipal Income Fund, PIMCO New York Municipal Income Fund II, PIMCO New York Municipal Income Fund III, PCM Fund Inc., PIMCO Corporate & Income Opportunity Fund, PIMCO Corporate & Income Strategy Fund, PIMCO Dynamic Credit and Mortgage Income Fund, PIMCO Dynamic Income Fund, PIMCO Dynamic Income Opportunities Fund, PIMCO Energy and Tactical Credit Opportunities Fund, PIMCO Global StocksPLUS® & Income Fund, PIMCO High Income Fund, PIMCO Income Opportunity Fund, PIMCO Income Strategy Fund, PIMCO Income Strategy Fund II and PIMCO Strategic Income Fund, Inc.; the term “PIMCO-Sponsored Interval Funds” as used herein includes: PIMCO Flexible Credit Income Fund and PIMCO Flexible Municipal Income Fund.

**	The address of these officers is Pacific Investment Management Company LLC, 1633 Broadway, New York, New York 10019.
***	The address of these officers is Pacific Investment Management Company LLC, 401 Congress Ave., Austin, Texas 78701.

ANNUAL REPORT	MARCH 31, 2021	101

Privacy Policy1

The Funds2,3 consider customer privacy to be a fundamental aspect of their relationships with shareholders and are committed to maintaining the confidentiality, integrity and security of their current, prospective and former shareholders’ non-public personal information. The Funds have developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

Obtaining Non-Public Personal Information

In the course of providing shareholders with products and services, the Funds and certain service providers to the Funds, such as the Funds’ investment advisers or sub-advisers (“Advisers”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial professional or consultant, and/or from information captured on applicable websites.

Respecting Your Privacy

As a matter of policy, the Funds do not disclose any non-public personal information provided by shareholders or gathered by the Funds to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Funds. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. The Funds or their affiliates may also retain non-affiliated companies to market Fund shares or products which use Fund shares and enter into joint marketing arrangements with them and other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Funds may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm and/or financial professional or consultant.

Sharing Information with Third Parties

The Funds reserve the right to disclose or report personal or account information to non-affiliated third parties in limited circumstances where the Funds believe in good faith that disclosure is required under law, to cooperate with regulators or law enforcement authorities, to protect their rights or property, or upon reasonable request by any Fund in which a shareholder has invested. In addition, the Funds may disclose information about a shareholder or a shareholder’s accounts to a non-affiliated third party at the shareholder’s request or with the consent of the shareholder.

Sharing Information with Affiliates

The Funds may share shareholder information with their affiliates in connection with servicing shareholders’ accounts, and subject to applicable law may provide shareholders with information about products and services that the Funds or their Advisers, distributors or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Funds may share may include, for example, a shareholder’s participation in the Funds or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), information about the Funds’ experiences or transactions with a shareholder, information captured on applicable websites, or other data about a shareholder’s accounts, subject

102	PIMCO COMMODITYREALRETURN STRATEGY FUND®

(Unaudited)

to applicable law. The Funds’ Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

Procedures to Safeguard Private Information

The Funds take seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Funds have implemented procedures that are designed to restrict access to a shareholder’s non-public personal information to internal personnel who need to know that information to perform their jobs, such as servicing shareholder accounts or notifying shareholders of new products or services. Physical, electronic and procedural safeguards are in place to guard a shareholder’s non-public personal information.

Information Collected from Websites

The Funds or their service providers and partners may collect information from shareholders via websites they maintain. The information collected via websites maintained by the Funds or their service providers includes client non-public personal information.

Changes to the Privacy Policy

From time to time, the Funds may update or revise this privacy policy. If there are changes to the terms of this privacy policy, documents containing the revised policy on the relevant website will be updated.

1 Amended as of June 25, 2020.

2 PIMCO Investments LLC (“PI”) serves as the Funds’ distributor and does not provide brokerage services or any financial advice to investors in the Funds solely because it distributes the Funds. This Privacy Policy applies to the activities of PI to the extent that PI regularly effects or engages in transactions with or for a shareholder of a series of a Trust who is the record owner of such shares. For purposes of this Privacy Policy, references to “the Funds” shall include PI when acting in this capacity.

3 When distributing this Policy, a Fund may combine the distribution with any similar distribution of its investment adviser’s privacy policy. The distributed, combined, policy may be written in the first person (i.e. by using “we” instead of “the Funds”).

ANNUAL REPORT	MARCH 31, 2021	103

Liquidity Risk Management Program

(Unaudited)

In compliance with Rule 22e-4 (the “Liquidity Rule”) under the Investment Company Act of 1940, as amended (“1940 Act”), PIMCO Funds (the “Trust”) has adopted and implemented a liquidity risk management program (the “Program”) for each series of the Trust (each a “Fund” and collectively, the “Funds”) not regulated as a money market fund under 1940 Act Rule 2a-7, which is reasonably designed to assess and manage the Funds’ liquidity risk. The Trust’s Board of Trustees (the “Board”) previously approved the designation of the PIMCO Liquidity Risk Committee (the “Administrator”) as Program administrator. The PIMCO Liquidity Risk Committee consists of senior members from certain PIMCO business areas, such as Portfolio Risk Management, Americas Operations, Compliance, Account Management and Portfolio Management, and is advised by members of PIMCO Legal.

A Fund’s “liquidity risk” is the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of the remaining investors’ interests in the Fund. In accordance with the Program, each Fund’s liquidity risk is assessed no less frequently than annually taking into consideration a variety of factors, including, as applicable, the Fund’s investment strategy and liquidity of portfolio investments, cash flow projections, and holdings of cash and cash equivalents, as well as borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions. Each Fund portfolio investment is classified into one of four liquidity categories (including “highly liquid investments” and “illiquid investments,” discussed below) based on a determination of the number of days it is reasonably expected to take to convert the investment to cash, or sell or dispose of the investment, in current market conditions without significantly changing the investment’s market value. Each Fund has adopted a “Highly Liquid Investment Minimum” (or “HLIM”), which is a minimum amount of Fund net assets to be invested in highly liquid investments that are assets. As required under the Liquidity Rule, each Fund’s HLIM is periodically reviewed, no less frequently than annually, and the Funds have adopted policies and procedures for responding to a shortfall of a Fund’s highly liquid investments below its HLIM. The Liquidity Rule also limits the Funds’ investments in illiquid investments by prohibiting a Fund from acquiring any illiquid investment if, immediately after the acquisition, the Fund would have invested more than 15% of its net assets in illiquid investments that are assets. Certain non-public reporting is generally required if a Fund’s holdings of illiquid investments that are assets were to exceed 15% of Fund net assets.

At a meeting of the Board held on February 9-10, 2021, the Board received a report (the “Report”) from the Administrator addressing the Program’s operation and assessing the adequacy and effectiveness of its implementation for the period from December 1, 2019 through December 31, 2020. The Report reviewed the operation of the Program’s components during such period, noted the March-April 2020 market conditions and associated monitoring by the Administrator, and stated that the Program is operating effectively to assess and manage each Fund’s liquidity risk and that the Program has been and continues to be adequately and effectively implemented to monitor and, as applicable, respond to the Funds’ liquidity developments. This has remained true for the 12-month reporting period ended March 31, 2021.

104	PIMCO COMMODITYREALRETURN STRATEGY FUND®

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, MO 64105

Transfer Agent

DST Asset Manager Solutions, Inc.

Institutional Class, I-2, I-3, Administrative Class

430 W 7th Street STE 219024

Kansas City, MO 64105-1407

DST Asset Manager Solutions, Inc.

Class A, Class C

430 W 7th Street STE 219294

Kansas City, MO 64105-1407

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the Fund listed on the Report cover.

PF3012AR_033121

PIMCO FUNDS

Annual Report

March 31, 2021

PIMCO Emerging Markets Local Currency and Bond Fund

As permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website, pimco.com/literature, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by visiting pimco.com/edelivery or by contacting your financial intermediary, such as a broker-dealer or bank.

You may elect to receive all future reports in paper free of charge. If you own these shares through a financial intermediary, such as a broker-dealer or bank, you may contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by calling 888.87.PIMCO (888.877.4626). Your election to receive reports in paper will apply to all funds held with the fund complex if you invest directly with the Fund or to all funds held in your account if you invest through a financial intermediary, such as a broker-dealer or bank.

This material is authorized for use only when preceded or accompanied by the current PIMCO Funds prospectuses. The Shareholder Reports for the other series of the PIMCO Funds are printed separately.

Chairman’s Letter

Dear Shareholder,

We hope that you and your family are staying safe and healthy during these challenging times. We continue to work tirelessly to navigate markets and manage the assets that you have entrusted with us. Following this letter is the PIMCO Funds Annual Report, which covers the 12-month reporting period ended March 31, 2021. On the subsequent pages, you will find specific details regarding investment results and discussion of the factors that most affected performance during the reporting period.

For the 12-month reporting period ended March 31, 2021

The global economy was severely impacted by the repercussions related to the COVID-19 pandemic. Looking back, second-quarter 2020 U.S. annualized gross domestic product (“GDP”) growth was -31.4%. This represented the steepest quarterly decline on record. With the economy reopening, third-quarter 2020 GDP growth was 33.4%, the largest quarterly increase on record. GDP growth was then 4.3% during the fourth quarter of 2020. The Commerce Department’s initial reading for first-quarter 2021 GDP growth — released after the reporting period ended — was 6.4%.

The Federal Reserve (the “Fed”) took unprecedented actions to support the economy and keep markets functioning properly. In early March 2020, before the reporting period began, the Fed lowered the federal funds rate to a range between 1.00% and 1.25%. Later in the month, the Fed lowered the rate to a range between 0.00% and 0.25%. On March 23, the Fed announced that it would make unlimited purchases of Treasury and mortgage securities and, for the first time, it would purchase corporate bonds on the open market. In August 2020, Fed Chair Jerome Powell said the central bank had changed how it viewed the trade-off between lower unemployment and higher inflation. Per Powell’s statement, the Fed’s new approach to setting U.S. monetary policy will entail letting inflation run higher, which could mean that interest rates remain low for an extended period. Meanwhile, in March 2020, the U.S. government passed a total of roughly $2.8 trillion in fiscal stimulus measures to aid the economy. A subsequent $900 billion stimulus package was finalized in December 2020, and a $1.9 trillion stimulus package was finalized in February 2021. Finally, the Biden administration unveiled a $2.25 trillion infrastructure spending proposal in late March 2021.

Economies outside the U.S. were also significantly impacted by the pandemic but are expected to improve in 2021. In its April 2021 World Economic Outlook Update — released after the reporting period ended — the International Monetary Fund (“IMF”) stated that it expects 2021 GDP growth in the eurozone, U.K. and Japan will be 4.4%, 5.3% and 3.3%, respectively. For comparison purposes, the GDP growth of these economies was projected to be -6.6%, -9.9% and -4.8%, respectively, in 2020.

2	PIMCO EMERGING MARKETS LOCAL CURRENCY AND BOND FUND

Against this backdrop, central banks and governments around the world took a number of aggressive actions. Looking back, in March 2020, the European Central Bank (the “ECB”) unveiled a new €750 billion bond-buying program, which was subsequently expanded by another €600 billion in June 2020. In July, the European Union agreed on a €1.8 trillion spending package to bolster its economy. In December 2020, the ECB expanded its monetary stimulus program by another €500 billion. The Bank of England reduced its key lending rate to 0.10% — a record low — in March, added £100 billion to its quantitative easing program in June and increased its bond-buying program by £150 billion to £895 billion in November. Finally, toward the end of the year, the U.K. and the European Union agreed to a long-awaited Brexit deal. Elsewhere, the Bank of Japan maintained its short-term interest rate at -0.10%, while increasing the target for its holdings of corporate bonds to ¥4.2 trillion from ¥3.2 trillion. In May 2020, the Japanese government doubled its stimulus measures with a ¥117 trillion package. Finally, in December 2020, the Bank of Japan announced a new ¥73.6 trillion stimulus package.

Short-term U.S. Treasury yields edged lower, whereas long-term yields moved sharply higher, albeit from a very low level during the reporting period. The yield on the benchmark 10-year U.S. Treasury note was 1.74% at the end of the reporting period, versus 0.70% on March 31, 2020. The Bloomberg Barclays Global Treasury Index (USD Hedged), which tracks fixed-rate, local currency government debt of investment grade countries, including both developed and emerging markets, returned -1.03%. Meanwhile, the Bloomberg Barclays Global Aggregate Credit Index (USD Hedged), a widely used index of global investment grade credit bonds, returned 7.98%. Riskier fixed income asset classes, including high yield corporate bonds and emerging market debt, produced stronger returns. The ICE BofAML Developed Markets High Yield Constrained Index (USD Hedged), a widely used index of below-investment-grade bonds, returned 23.34%, whereas emerging market external debt, as represented by the JPMorgan Emerging Markets Bond Index (EMBI) Global (USD Hedged), returned 14.29%. Emerging market local bonds, as represented by the JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged), returned 13.03%.

Despite the headwinds from the pandemic and periods of volatility, global equities produced exceptionally strong results. All told, U.S. equities, as represented by the S&P 500 Index, returned 56.35%, fueled in our view by accommodative monetary and fiscal policy and improved investor sentiment after positive COVID-19 vaccine news. Global equities, as represented by the MSCI World Index, returned 54.03%, whereas emerging market equities, as measured by the MSCI Emerging Markets Index, returned 58.39%. Meanwhile, Japanese equities, as represented by the Nikkei 225 Index (in JPY), returned 56.62%, and European equities, as represented by the MSCI Europe Index (in EUR), returned 35.32%.

Commodity prices were volatile but moved higher overall. When the reporting period began, Brent crude oil was approximately $22 a barrel but ended the reporting period

ANNUAL REPORT	MARCH 31, 2021	3

Chairman’s Letter (Cont.)

at roughly $63 a barrel. We believe that oil prices rallied because producers reduced their output and investors anticipated stronger demand as global growth improved. Elsewhere, copper and gold prices also moved higher.

Finally, there were also periods of volatility in the foreign exchange markets, in our view due to fluctuating economic growth, trade conflicts and changing central bank monetary policies, along with the U.S. elections and several geopolitical events. The U.S. dollar weakened against several major currencies. For example, the U.S. dollar returned -6.34% and -10.97% versus the euro and the British pound, respectively. However, the U.S. dollar appreciated 2.87% versus the Japanese yen.

Thank you for the assets you have placed with us. We deeply value your trust, and we will continue to work diligently to meet your broad investment needs. For any questions regarding your PIMCO Funds investments, please contact your account manager or call one of our shareholder associates at (888) 87-PIMCO. We also invite you to visit our website at pimco.com to learn more about our viewpoints.

Stay safe and healthy, Peter G. Strelow Chairman of the Board PIMCO Funds

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income distributions and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an unmanaged index.

4	PIMCO EMERGING MARKETS LOCAL CURRENCY AND BOND FUND

Important Information About the PIMCO Emerging Markets Local Currency and Bond Fund

PIMCO Funds (the “Trust”) is an open-end management investment company that includes the PIMCO Emerging Markets Local Currency and Bond Fund (the “Fund”).

We believe that bond funds have an important role to play in a well-diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed income securities and other instruments held by the Fund are likely to decrease in value. A wide variety of factors can cause interest rates or yields of U.S. Treasury securities (or yields of other types of bonds) to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). In addition, changes in interest rates can be sudden and unpredictable, and there is no guarantee that Fund management will anticipate such movement accurately. The Fund may lose money as a result of movements in interest rates.

As of the date of this report, interest rates in the United States and many parts of the world, including certain European countries, are at or near historically low levels. Thus, bond funds currently face a heightened level of risk associated with rising interest rates and/or bond yields. This could be driven by a variety of factors, including but not limited to central bank monetary policies, changing inflation or real growth rates, general economic conditions, increasing bond issuances or reduced market demand for low yielding investments. Further, while bond markets have steadily grown over the past three decades, dealer inventories of corporate bonds are near historic lows in relation to market size. As a result, there has been a significant reduction in the ability of dealers to “make markets.”

Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets or negatively impact the Fund’s performance or cause the Fund to incur losses. As a result, the Fund may experience increased shareholder redemptions, which, among other things, could further reduce the net assets of the Fund.

The Fund may be subject to various risks as described in the Fund’s prospectus and in the Principal and Other Risks in the Notes to Financial Statements.

Classifications of Fund portfolio holdings in this report are made according to financial reporting standards. The classification of a particular portfolio holding as shown in the Allocation Breakdown and Schedule of Investments sections of this report may differ from the classification used for the Fund’s compliance calculations, including those used in the Fund’s prospectus, investment objectives, regulatory, and other investment limitations and policies, which may be based on different asset class, sector or geographical classifications. The Fund is separately monitored for compliance with respect to prospectus and regulatory requirements.

The geographical classification of foreign (non-U.S.) securities in this report, if any, are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

Beginning in January 2020, global financial markets have experienced and may continue to experience significant volatility resulting from the spread of a novel coronavirus known as COVID-19. The outbreak of COVID-19 has resulted in travel and border restrictions, quarantines, supply chain disruptions, lower consumer demand and general market uncertainty. The effects of COVID-19 have and may continue to adversely affect the global economy, the economies of certain nations and

ANNUAL REPORT	MARCH 31, 2021	5

Important Information About the PIMCO Emerging Markets Local Currency and Bond Fund (Cont.)

individual issuers, all of which may negatively impact the Fund’s performance. In addition, COVID-19 and governmental responses to COVID-19 may negatively impact the capabilities of the Fund’s service providers and disrupt the Fund’s operations.

The United States’ enforcement of restrictions on U.S. investments in certain issuers and tariffs on goods from other countries, each with a focus on China, has contributed to international trade tensions and may impact portfolio securities.

The United Kingdom’s withdrawal from the European Union may impact Fund returns. The withdrawal may cause substantial volatility in foreign exchange markets, lead to weakness in the exchange rate of the British pound, result in a sustained period of market uncertainty, and destabilize some or all of the other European Union member countries and/or the Eurozone.

The Fund may invest in certain instruments that rely in some fashion upon the London Interbank Offered Rate (“LIBOR”). LIBOR is an average interest rate, determined by the ICE Benchmark Administration, that banks charge one another for the use of short-term money. The United Kingdom’s Financial Conduct Authority, which regulates LIBOR, has announced plans to ultimately phase out the use of LIBOR. There remains uncertainty regarding future utilization of LIBOR and the nature of any replacement rate (e.g., the Secured Overnight Financing Rate, which is intended to replace U.S. dollar LIBOR and measures the cost of overnight borrowings through repurchase agreement transactions collateralized with U.S. Treasury securities). Any potential effects of the transition away from LIBOR on the Fund or on certain instruments in which the Fund invests can be difficult to ascertain, and they may vary depending on a variety of factors. The transition may also result in a reduction in the value of certain instruments held by the Fund or a reduction in the effectiveness of related Fund transactions such as hedges. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses to the Fund.

The Fund may invest in securities and instruments that are economically tied to Russia. Investments in Russia are subject to various risks, such as, but not limited to, political, economic, legal, market and currency risks. The risks include uncertain political and economic policies, short-term market volatility, poor accounting standards, corruption and crime, an inadequate regulatory system, regional armed conflict and unpredictable taxation. Investments in Russia are particularly subject to the risk that further economic sanctions may be imposed by the United States and/or other countries. Such sanctions — which may impact companies in many sectors, including energy, financial services and defense, among others — may negatively impact the Fund’s performance and/or ability to achieve its investment objectives. For example, certain investments may be prohibited and/or existing investments may become illiquid (e.g., in the event that transacting in certain existing investments is prohibited), which could cause a Fund to sell other portfolio holdings at a disadvantageous time or price in order to meet shareholder redemptions. The Russian securities market is characterized by limited volume of trading, resulting in difficulty in obtaining accurate prices and trading. The Russian securities market, as compared to U.S. markets, has significant price volatility, less liquidity, a smaller market capitalization and a smaller number of traded securities. There may be little publicly available information about issuers. Settlement, clearing and registration of securities transactions are subject to risks. Prior to the implementation of the National Settlement Depository (“NSD”), a recognized central securities depository, there was no central registration system for equity share registration in Russia, and registration was carried out by either the issuers themselves or by registrars located throughout Russia. Title to Russian equities held through the NSD is now based on the records of the NSD and not the registrars. Although the implementation of the NSD has enhanced the efficiency and transparency of the Russian securities market, issues resulting in loss can still occur. Ownership

6	PIMCO EMERGING MARKETS LOCAL CURRENCY AND BOND FUND

of securities issued by Russian companies that are not held through depositories such as the NSD may be recorded by companies themselves and by registrars. In such cases, the risk is increased that a Fund could lose ownership rights through fraud, negligence or oversight. While applicable Russian regulations impose liability on registrars for losses resulting from their errors, it may be difficult for a Fund to enforce any rights it may have against the registrar or issuer of the securities in the event of loss of share registration. In addition, issuers and registrars are still prominent in the validation and approval of documentation requirements for corporate action processing in Russia. Because the documentation requirements and approval criteria vary between registrars and issuers, there remain unclear and inconsistent market standards in the Russian market with respect to the completion and submission of corporate action elections. To the extent that a Fund suffers a loss relating to title or corporate actions relating to its portfolio securities, it may be difficult for the Fund to enforce its rights or otherwise remedy the loss. Russian securities laws may not recognize foreign nominee accounts held with a custodian bank, and therefore the custodian may be considered the ultimate owner of securities they hold for their clients. Adverse currency exchange rates are a risk and there may be a lack of available currency hedging instruments. Investments in Russia may be subject to the risk of nationalization or expropriation of assets. Oil, natural gas, metals, and timber account for a significant portion of Russia’s exports, leaving the country vulnerable to swings in world prices.

On the Fund Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that any dividend and capital gain distributions were reinvested. The Cumulative Returns chart and Average Annual Total Return table reflect any sales load that would have applied at the time of purchase or any Contingent Deferred Sales Charge (“CDSC”) that would have applied if a full redemption occurred on the last business day of the period shown in the Cumulative Returns chart. Class A shares are subject to an initial sales charge. A CDSC may be imposed in certain circumstances on Class A shares that are purchased without an initial sales charge and then redeemed during the first 12 months after purchase. Class C shares are subject to a 1% CDSC, which may apply in the first year. The Cumulative Returns chart reflects only Institutional Class performance. Performance for I-2, I-3, Class A and Class C shares, if applicable, is typically lower than Institutional Class performance due to the lower expenses paid by Institutional Class shares. Performance shown is net of fees and expenses. The minimum initial investment amount for Institutional Class, I-2 and I-3 shares is $1,000,000. The minimum initial investment amount for Class A and Class C shares is $1,000. The Fund measures its performance against at least one broad-based securities market index (“benchmark index”) and a Lipper Average, which is calculated by Lipper, Inc. (“Lipper”), a Thomson Reuters company, and represents the total return performance average of funds that are tracked by Lipper that have the same fund classification. Benchmark indexes do not take into account fees, expenses or taxes. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. There is no assurance that the Fund, even if the Fund has experienced high or unusual performance for one or more periods, will experience similar levels of performance in the future. High performance is defined as a significant increase in either 1) the Fund’s total return in excess of that of the Fund’s benchmark between reporting periods or 2) the Fund’s total return in excess of the Fund’s historical returns between reporting periods. Unusual performance is defined as a significant change in the Fund’s performance as compared to one or more previous reporting periods. Historical performance for the Fund or a share class thereof may have been positively impacted by fee waivers or expense limitations in place during some or all of the periods shown, if applicable. Future performance (including total return or yield) and distributions may be negatively impacted by the expiration or reduction of any such fee waivers or expense limitations.

ANNUAL REPORT	MARCH 31, 2021	7

Important Information About the PIMCO Emerging Markets Local Currency and Bond Fund (Cont.)

The following table discloses the inception dates of the Fund and its respective share classes along with the Fund’s diversification status as of period end:

Fund Name	Fund Inception	Institutional Class	I-2	I-3	Class A	Class C	Diversification Status
PIMCO Emerging Markets Local Currency and Bond Fund	12/29/06	12/29/06	05/30/08	04/27/18	07/31/07	07/31/07	Non-diversified

An investment in the Fund is not a bank deposit and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Fund.

The Trustees are responsible generally for overseeing the management of the Trust. The Trustees authorize the Trust to enter into service agreements with the Adviser, the Distributor, the Administrator and other service providers in order to provide, and in some cases authorize service providers to procure through other parties, necessary or desirable services on behalf of the Trust and the Fund. Shareholders are not parties to or third-party beneficiaries of such service agreements. Neither this Fund’s prospectus nor summary prospectus, the Trust’s Statement of Additional Information (“SAI”), any contracts filed as exhibits to the Trust’s registration statement, nor any other communications, disclosure documents or regulatory filings (including this report) from or on behalf of the Trust or the Fund creates a contract between or among any shareholder of the Fund, on the one hand, and the Trust, the Fund, a service provider to the Trust or the Fund, and/or the Trustees or officers of the Trust, on the other hand. The Trustees (or the Trust and its officers, service providers or other delegates acting under authority of the Trustees) may amend the most recent prospectus or use a new prospectus, summary prospectus or SAI with respect to the Fund or the Trust, and/or amend, file and/or issue any other communications, disclosure documents or regulatory filings, and may amend or enter into any contracts to which the Trust or the Fund is a party, and interpret the investment objective(s), policies, restrictions and contractual provisions applicable to the Fund, without shareholder input or approval, except in circumstances in which shareholder approval is specifically required by law (such as changes to fundamental investment policies) or where a shareholder approval requirement is specifically disclosed in the Trust’s then-current prospectus or SAI.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Fund. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Fund, and information about how the Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30th, are available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Fund’s website at www.pimco.com, and on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Fund files portfolio holdings information with the SEC on Form N-PORT within 60 days of the end of each fiscal quarter. The Fund’s complete schedule of securities holdings as of the end of each fiscal quarter will be made available to the public on the SEC’s website at www.sec.gov and on PIMCO’s website at www.pimco.com, and will be made available, upon request by calling PIMCO at (888) 87-PIMCO.

8	PIMCO EMERGING MARKETS LOCAL CURRENCY AND BOND FUND

The SEC has adopted a rule that allows the Fund to fulfill its obligation to deliver shareholder reports to investors by providing access to such reports online free of charge and by mailing a notice that the report is electronically available. Pursuant to the rule, investors may elect to receive all future reports in paper free of charge by contacting their financial intermediary or, if invested directly with the Fund, investors can inform the Fund by calling 888.877.4626. Any election to receive reports in paper will apply to all funds held with the fund complex if invested directly with the Fund or to all funds held in the investor’s account if invested through a financial intermediary.

In August 2020, the SEC proposed changes to the mutual fund and ETF shareholder report and registration statement disclosure requirements and the registered fund advertising rules, which, if adopted, will change the disclosures provided to shareholders.

In October 2020, the SEC adopted a rule related to the use of derivatives, short sales, reverse repurchase agreements and certain other transactions by registered investment companies that rescinds and withdraws the guidance of the SEC and its staff regarding asset segregation and cover transactions. Subject to certain exceptions, and after an eighteen-month transition period, the rule requires funds to trade derivatives and other transactions that create future payment or delivery obligations (except reverse repurchase agreements and similar financing transactions) subject to a value-at-risk leverage limit, certain derivatives risk management program and reporting requirements. These requirements may limit the ability of the Fund to use derivatives and reverse repurchase agreements and similar financing transactions as part of its investment strategies and may increase the cost of the Fund’s investments and cost of doing business, which could adversely affect investors.

In October 2020, the SEC adopted a rule regarding the ability of a fund to invest in other funds. The rule allows a fund to acquire shares of another fund in excess of certain limitations currently imposed by the Investment Company Act of 1940 (the “Act”) without obtaining individual exemptive relief from the SEC, subject to certain conditions. The rule also included the rescission of certain exemptive relief from the SEC and guidance from the SEC staff for funds to invest in other funds.The impact that these changes may have on the Fund is uncertain.

In December 2020, the SEC adopted a rule addressing fair valuation of fund investments. The new rule sets forth requirements for good faith determinations of fair value as well as for the performance of fair value determinations, including related oversight and reporting obligations. The new rule also defines “readily available market quotations” for purposes of the definition of “value” under the Act, and the SEC noted that this definition will apply in all contexts under the Act. The SEC adopted an eighteen-month transition period beginning from the effective date for both the new rule and the associated new recordkeeping requirements. The impact of the new rule on the Fund is uncertain at this time.

ANNUAL REPORT	MARCH 31, 2021	9

PIMCO Emerging Markets Local Currency and Bond Fund

Cumulative Returns Through March 31, 2021

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Average Annual Total Return for the period ended March 31, 2021

	1 Year	5 Years	10 Years	Fund Inception (12/29/06)
PIMCO Emerging Markets Local Currency and Bond Fund Institutional Class	18.93%	3.68%	0.38%	3.28%
PIMCO Emerging Markets Local Currency and Bond Fund I-2	18.81%	3.58%	0.28%	3.18%
PIMCO Emerging Markets Local Currency and Bond Fund I-3	18.75%	3.53%	0.23%	3.13%
PIMCO Emerging Markets Local Currency and Bond Fund Class A	18.46%	3.26%	(0.05)%	2.84%
PIMCO Emerging Markets Local Currency and Bond Fund Class A (adjusted)	14.05%	2.48%	(0.43)%	2.57%
PIMCO Emerging Markets Local Currency and Bond Fund Class C	17.57%	2.49%	(0.80)%	2.08%
PIMCO Emerging Markets Local Currency and Bond Fund Class C (adjusted)	16.57%	2.49%	(0.80)%	2.08%
J.P. Morgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged)	13.03%	3.08%	0.51%	3.83%
Lipper Emerging Markets Local Currency Debt Funds Average	14.90%	2.87%	0.26%	3.29%♦

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

♦ Average annual total return since 12/31/2006.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares and 1.00% CDSC on Class C shares. For performance current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

For periods prior to the inception date of a share class launched subsequent to the Fund’s inception date, the performance information shown is adjusted for the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by each respective share class.

The Fund’s total annual operating expense ratio in effect as of period end were 1.70% for the Institutional Class shares, 1.80% for I-2 shares, 1.90% for I-3 shares, 2.10% for Class A shares, and 2.85% for Class C shares. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

10	PIMCO EMERGING MARKETS LOCAL CURRENCY AND BOND FUND

Institutional Class - PELBX	I-2 - PELPX	I-3 - PELNX
Class A - PELAX	Class C - PELCX

Geographic Breakdown as of March 31, 2021†§

Brazil	12.9%
South Africa	12.1%
China	10.6%
United States	10.5%
Malaysia	5.6%
Russia	5.3%
Short-Term Instruments‡	4.7%
Thailand	4.0%
Peru	4.0%
Hungary	3.1%
Germany	2.9%
Dominican Republic	2.7%
Poland	2.6%
Mexico	2.5%
Romania	2.2%
Colombia	2.1%
Czech Republic	2.0%
Chile	1.2%
Cayman Islands	1.0%
Egypt	1.0%
Other	7.0%

†	% of Investments, at value.
§	Geographic Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.
‡	Includes Central Funds Used for Cash Management Purposes.

Investment Objective and Strategy Overview

PIMCO Emerging Markets Local Currency and Bond Fund seeks maximum total return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 80% of its assets in currencies of, or Fixed Income Instruments denominated in the currencies of, emerging market countries and in Fixed Income Instruments, each of which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following affected performance (on a gross basis) during the reporting period:

»	Long exposure to emerging markets (“EM”) external debt contributed to performance, as the asset class posted positive returns.

»	Long exposure to non-Agency mortgage-backed securities for cash backing purposes contributed to performance, as the asset class posted positive returns.
»	Overweight exposure to the Dominican peso detracted from performance, as the currency depreciated versus the U.S. dollar.

»	Overweight exposure to Russian local duration detracted from performance, as the country’s local debt sub-index underperformed the broader EM local debt index.

ANNUAL REPORT	MARCH 31, 2021	11

Expense Example PIMCO Emerging Markets Local Currency and Bond Fund

Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and exchange fees and (2) ongoing costs, including investment advisory fees, supervisory and administrative fees, distribution and/or service (12b-1) fees (if applicable), and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for all Funds and share classes is from October 1, 2020 to March 31, 2021 unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the appropriate row for your share class, in the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any Acquired Fund Fees and Expenses or transactional costs, such as sales charges (loads) on purchase payments and exchange fees, if any. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the investment advisory fees and supervisory and administrative fees, such as fees and expenses of the independent trustees and their counsel, extraordinary expenses and interest expense.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (10/01/20)	Ending Account Value (03/31/21)	Expenses Paid During Period*	Beginning Account Value (10/01/20)	Ending Account Value (03/31/21)	Expenses Paid During Period*	Net Annualized Expense Ratio**
Institutional Class	$1,000.00	$1,034.60	$6.09	$1,000.00	$1,018.95	$6.04	1.20%
I-2	1,000.00	1,034.10	6.59	1,000.00	1,018.45	6.54	1.30
I-3	1,000.00	1,033.90	6.85	1,000.00	1,018.20	6.79	1.35
Class A	1,000.00	1,032.60	8.11	1,000.00	1,016.95	8.05	1.60
Class C	1,000.00	1,028.70	11.89	1,000.00	1,013.21	11.80	2.35

* Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

** Net Annualized Expense Ratio is reflective of any applicable contractual fee waivers and/or expense reimbursements or voluntary fee waivers. Details regarding fee waivers, if any, can be found in Note 9, Fees and Expenses, in the Notes to Financial Statements.

12	PIMCO EMERGING MARKETS LOCAL CURRENCY AND BOND FUND

Benchmark Descriptions

Index*	Benchmark Description

JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged)	JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged) is a comprehensive global local emerging markets index, and consists of regularly traded, liquid fixed-rate, domestic currency government bonds to which international investors can gain exposure.

*	It is not possible to invest directly in an unmanaged index.

ANNUAL REPORT	MARCH 31, 2021	13

Financial Highlights PIMCO Emerging Markets Local Currency and Bond Fund

		Investment Operations			Less Distributions(c)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period(a)	Net Investment Income (Loss)(b)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total

Institutional Class

03/31/2021	$5.69	$0.32	$0.75	$1.07	$(0.08)	$0.00	$(0.25)	$(0.33)

03/31/2020	6.70	0.45	(1.02)	(0.57)	0.00	0.00	(0.44)	(0.44)

03/31/2019	7.83	0.41	(1.12)	(0.71)	0.00	0.00	(0.42)	(0.42)

03/31/2018	7.37	0.46	0.47	0.93	(0.30)	0.00	(0.17)	(0.47)

03/31/2017	7.21	0.41	0.16	0.57	(0.00)	0.00	(0.41)	(0.41)

I-2

03/31/2021	5.69	0.31	0.76	1.07	(0.08)	0.00	(0.25)	(0.33)

03/31/2020	6.70	0.44	(1.02)	(0.58)	0.00	0.00	(0.43)	(0.43)

03/31/2019	7.83	0.41	(1.13)	(0.72)	0.00	0.00	(0.41)	(0.41)

03/31/2018	7.37	0.46	0.46	0.92	(0.29)	0.00	(0.17)	(0.46)

03/31/2017	7.21	0.40	0.17	0.57	(0.00)	0.00	(0.41)	(0.41)

I-3

03/31/2021	5.69	0.31	0.75	1.06	(0.07)	0.00	(0.25)	(0.32)

03/31/2020	6.70	0.44	(1.02)	(0.58)	0.00	0.00	(0.43)	(0.43)

04/27/2018 - 03/31/2019	7.59	0.38	(0.90)	(0.52)	0.00	0.00	(0.37)	(0.37)

Class A

03/31/2021	5.69	0.29	0.76	1.05	(0.06)	0.00	(0.25)	(0.31)

03/31/2020	6.70	0.42	(1.02)	(0.60)	0.00	0.00	(0.41)	(0.41)

03/31/2019	7.83	0.38	(1.12)	(0.74)	0.00	0.00	(0.39)	(0.39)

03/31/2018	7.37	0.44	0.46	0.90	(0.27)	0.00	(0.17)	(0.44)

03/31/2017	7.21	0.38	0.16	0.54	(0.00)	0.00	(0.38)	(0.38)

Class C

03/31/2021	5.69	0.24	0.76	1.00	(0.01)	0.00	(0.25)	(0.26)

03/31/2020	6.70	0.37	(1.02)	(0.65)	0.00	0.00	(0.36)	(0.36)

03/31/2019	7.83	0.33	(1.12)	(0.79)	0.00	0.00	(0.34)	(0.34)

03/31/2018	7.37	0.37	0.48	0.85	(0.22)	0.00	(0.17)	(0.39)

03/31/2017	7.21	0.32	0.17	0.49	(0.00)	0.00	(0.33)	(0.33)

^	A zero balance may reflect actual amounts rounding to less than $0.01 or 0.01%.
*	Annualized
(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Fund.
(b)	Per share amounts based on average number of shares outstanding during the year or period.
(c)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

(d)	Effective October 1, 2016, the Class’s supervisory and administrative fee was decreased by 0.05% to an annual rate of 0.60%.

14	PIMCO EMERGING MARKETS LOCAL CURRENCY AND BOND FUND	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Asset Value End of Year or Period(a)	Total Return(a)	Net Assets End of Year or Period (000s)	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expense		Expenses Excluding Interest Expense and Waivers		Net Investment Income (Loss)		Portfolio Turnover Rate

$6.43	18.93%	$1,217,887	1.25%		1.25%		0.90%		0.90%		4.90%		123%

5.69	(9.48)	1,270,257	1.70		1.70		0.90		0.90		6.50		197

6.70	(9.02)	3,071,046	0.94		0.94		0.90		0.90		6.06		107

7.83	13.02	4,053,891	0.92		0.92		0.90		0.90		6.11		75

7.37	8.23	3,762,136	0.91		0.91		0.90		0.90		5.61		64

6.43	18.81	97,406	1.35		1.35		1.00		1.00		4.82		123

5.69	(9.57)	68,884	1.80		1.80		1.00		1.00		6.40		197

6.70	(9.11)	79,666	1.04		1.04		1.00		1.00		5.97		107

7.83	12.91	102,801	1.02		1.02		1.00		1.00		6.06		75

7.37	8.12	71,269	1.01		1.01		1.00		1.00		5.50		64

6.43	18.75	11,906	1.40		1.45		1.05		1.10		4.77		123

5.69	(9.61)	10,336	1.85		1.90		1.05		1.10		6.32		197

6.70	(6.76)	6,688	1.09	*	1.14	*	1.05	*	1.10	*	6.08	*	107

6.43	18.46	35,483	1.65		1.65		1.30		1.30		4.51		123

5.69	(9.84)	29,812	2.10		2.10		1.30		1.30		6.10		197

6.70	(9.38)	66,424	1.34		1.34		1.30		1.30		5.66		107

7.83	12.57	89,979	1.32		1.32		1.30		1.30		5.75		75

7.37	7.77	41,763	1.34	(d)	1.34	(d)	1.33	(d)	1.33	(d)	5.18		64

6.43	17.57	3,011	2.40		2.40		2.05		2.05		3.74		123

5.69	(10.52)	7,435	2.85		2.85		2.05		2.05		5.35		197

6.70	(10.06)	12,624	2.09		2.09		2.05		2.05		4.91		107

7.83	11.74	19,403	2.07		2.07		2.05		2.05		4.95		75

7.37	6.97	20,796	2.09	(d)	2.09	(d)	2.08	(d)	2.08	(d)	4.44		64

ANNUAL REPORT	MARCH 31, 2021	15

Statement of Assets and Liabilities PIMCO Emerging Markets Local Currency and Bond Fund

(Amounts in thousands†, except per share amounts)

Assets:

Investments, at value
Investments in securities*	$1,564,998
Investments in Affiliates	44,892

Financial Derivative Instruments
Exchange-traded or centrally cleared	4,694
Over the counter	42,326
Deposits with counterparty	27,122
Foreign currency, at value	16,078
Receivable for investments sold	43,249
Receivable for Fund shares sold	6,401
Interest and/or dividends receivable	25,833
Dividends receivable from Affiliates	24
Other assets	2

Total Assets	1,775,619

Liabilities:

Borrowings & Other Financing Transactions
Payable for reverse repurchase agreements	$249,312

Financial Derivative Instruments
Exchange-traded or centrally cleared	4,449
Over the counter	43,090
Payable for investments purchased	47,739
Payable for investments in Affiliates purchased	24
Payable for investments purchased on a delayed-delivery basis	42,614
Payable for unfunded loan commitments	5,391
Deposits from counterparty	11,795
Payable for Fund shares redeemed	2,804
Distributions payable	1,047
Overdraft due to custodian	1
Accrued investment advisory fees	543
Accrued supervisory and administrative fees	558
Accrued distribution fees	2
Accrued servicing fees	9
Accrued taxes payable	129
Other liabilities	419

Total Liabilities	409,926

Net Assets	$1,365,693

Net Assets Consist of:

Paid in capital	$1,647,120
Distributable earnings (accumulated loss)	(281,427)

Net Assets	$1,365,693

Cost of investments in securities	$1,637,933
Cost of investments in Affiliates	$44,888
Cost of foreign currency held	$15,936
Cost or premiums of financial derivative instruments, net	$(9,035)

* Includes repurchase agreements of:	$11,640

†	A zero balance may reflect actual amounts rounding to less than one thousand.

16	PIMCO EMERGING MARKETS LOCAL CURRENCY AND BOND FUND	See Accompanying Notes

March 31, 2021

Net Assets:

Institutional Class	$1,217,887
I-2	97,406
I-3	11,906
Class A	35,483
Class C	3,011

Shares Issued and Outstanding:

Institutional Class	189,449
I-2	15,152
I-3	1,852
Class A	5,520
Class C	468

Net Asset Value Per Share Outstanding(a):

Institutional Class	$6.43
I-2	6.43
I-3	6.43
Class A	6.43
Class C	6.43

(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Fund.

ANNUAL REPORT	MARCH 31, 2021	17

Statement of Operations PIMCO Emerging Markets Local Currency and Bond Fund

Year Ended March 31, 2021
(Amounts in thousands†)

Investment Income:

Interest, net of foreign taxes*	$90,469
Dividends	1
Dividends from Investments in Affiliates	341
Total Income	90,811

Expenses:

Investment advisory fees	6,634
Supervisory and administrative fees	6,798
Distribution fees - Class C	45
Servicing fees - Class A	85
Servicing fees - Class C	15
Trustee fees	9
Interest expense	5,261
Total Expenses	18,847
Waiver and/or Reimbursement by PIMCO	(4)
Net Expenses	18,843

Net Investment Income (Loss)	71,968

Net Realized Gain (Loss):

Investments in securities	(83,947)
Investments in Affiliates	576
Exchange-traded or centrally cleared financial derivative instruments	(6,810)
Over the counter financial derivative instruments	(8,859)
Short sales	(164)
Foreign currency	(2,742)

Net Realized Gain (Loss)	(101,946)

Net Change in Unrealized Appreciation (Depreciation):

Investments in securities	247,332
Investments in Affiliates	22
Exchange-traded or centrally cleared financial derivative instruments	15,539
Over the counter financial derivative instruments	30,859
Foreign currency assets and liabilities	(12,059)

Net Change in Unrealized Appreciation (Depreciation)	281,693

Net Increase (Decrease) in Net Assets Resulting from Operations	$251,715

* Foreign tax withholdings	$850

†	A zero balance may reflect actual amounts rounding to less than one thousand.

18	PIMCO EMERGING MARKETS LOCAL CURRENCY AND BOND FUND	See Accompanying Notes

Statements of Changes in Net Assets PIMCO Emerging Markets Local Currency and Bond Fund

(Amounts in thousands†)	Year Ended March 31, 2021	Year Ended March 31, 2020

Increase (Decrease) in Net Assets from:

Operations:

Net investment income (loss)	$71,968	$138,806
Net realized gain (loss)	(101,946)	(283,299)
Net change in unrealized appreciation (depreciation)	281,693	44,241

Net Increase (Decrease) in Net Assets Resulting from Operations	251,715	(100,252)

Distributions to Shareholders:

From net investment income and/or net realized capital gains
Institutional Class	(17,286)	0
I-2	(1,044)	0
I-3	(104)	0
Class A	(310)	0
Class C	(7)	0

Tax basis return of capital
Institutional Class	(51,250)	(127,092)
I-2	(3,306)	(5,296)
I-3	(340)	(640)
Class A	(1,310)	(2,608)
Class C	(227)	(570)

Total Distributions(a)	(75,184)	(136,206)

Fund Share Transactions:

Net increase (decrease) resulting from Fund share transactions*	(197,562)	(1,613,266)

Total Increase (Decrease) in Net Assets	(21,031)	(1,849,724)

Net Assets:

Beginning of year	1,386,724	3,236,448
End of year	$1,365,693	$1,386,724

†	A zero balance may reflect actual amounts rounding to less than one thousand.
*	See Note 13, Shares of Beneficial Interest, in the Notes to Financial Statements.
(a)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

ANNUAL REPORT	MARCH 31, 2021	19

Statement of Cash Flows PIMCO Emerging Markets Local Currency and Bond Fund

Year Ended March 31, 2021 (Amounts in thousands†)

Cash Flows Provided by (Used for) Operating Activities:

Net increase (decrease) in net assets resulting from operations	$251,715

Adjustments to Reconcile Net Increase (Decrease) in Net Assets from Operations to Net Cash Provided by (Used for) Operating Activities:

Purchases of long-term securities	(2,064,575)
Proceeds from sales of long-term securities	2,422,577
(Purchases) Proceeds from sales of short-term portfolio investments, net	68,004
(Increase) decrease in deposits with counterparty	8,150
(Increase) decrease in receivable for investments sold	343,516
(Increase) decrease in interest and/or dividends receivable	6,518
(Increase) decrease in dividends receivable from Affiliates	143
Proceeds from (Payments on) exchange-traded or centrally cleared financial derivative instruments	8,888
Proceeds from (Payments on) over the counter financial derivative instruments	(11,978)
(Increase) decrease in reimbursement receivable from PIMCO	1
(Increase) decrease in other assets	(2)
Increase (decrease) in payable for investments purchased	(395,685)
Increase (decrease) in payable for unfunded loan commitments	5,391
Increase (decrease) in deposits from counterparty	(14,407)
Increase (decrease) in accrued investment advisory fees	(31)
Increase (decrease) in accrued supervisory and administrative fees	(30)
Increase (decrease) in accrued distribution fees	(3)
Proceeds from (Payments on) short sales transactions, net	(164)
Proceeds from (Payments on) foreign currency transactions	2,469
Increase (decrease) in other liabilities	153
Net Realized (Gain) Loss
Investments in securities	83,947
Investments in Affiliates	(576)
Exchange-traded or centrally cleared financial derivative instruments	6,810
Over the counter financial derivative instruments	8,859
Short sales	164
Foreign currency	2,742
Net Change in Unrealized (Appreciation) Depreciation
Investments in securities	(247,332)
Investments in Affiliates	(22)
Exchange-traded or centrally cleared financial derivative instruments	(15,539)
Over the counter financial derivative instruments	(30,859)
Foreign currency assets and liabilities	12,059
Net amortization (accretion) on investments	(1,016)
Net Cash Provided by (Used for) Operating Activities	449,887

Cash Flows Received from (Used for) Financing Activities:

Proceeds from shares sold	681,158
Payments on shares redeemed	(945,626)
Increase (decrease) in overdraft due to custodian	1
Cash distributions paid*	(10,131)
Proceeds from reverse repurchase agreements	2,727,746
Payments on reverse repurchase agreements	(2,951,497)
Net Cash Received from (Used for) Financing Activities	(498,349)

Net Increase (Decrease) in Cash and Foreign Currency	(48,462)

Cash and Foreign Currency:

Beginning of year	64,540
End of year	$16,078
* Reinvestment of distributions	$64,841

Supplemental Disclosure of Cash Flow Information:

Interest expense paid during the year	$5,106
Non Cash Payment in Kind	$213

†	A zero balance may reflect actual amounts rounding to less than one thousand.

A Statement of Cash Flows is presented when the Fund has a significant amount of borrowing during the year, based on the average total borrowing outstanding in relation to total assets or when substantially all of the Fund’s investments are not classified as Level 1 or 2 in the fair value hierarchy.

20	PIMCO EMERGING MARKETS LOCAL CURRENCY AND BOND FUND	See Accompanying Notes

Schedule of Investments PIMCO Emerging Markets Local Currency and Bond Fund

March 31, 2021

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 114.6%

ARGENTINA 0.3%

SOVEREIGN ISSUES 0.3%

Argentina Government International Bond
0.125% due 07/09/2030 þ		$6,999	$2,298
0.125% due 07/09/2035 þ		4,934	1,427

Total Argentina (Cost $4,692)			3,725

BRAZIL 15.2%

CORPORATE BONDS & NOTES 2.6%

Banco do Brasil S.A.
4.625% due 01/15/2025		$1,700	1,803
4.750% due 03/20/2024 (i)		3,200	3,397

Banco Votorantim S.A.
4.500% due 09/24/2024		1,800	1,870

Brazil Minas SPE via State of Minas Gerais
5.333% due 02/15/2028		280	305

Centrais Eletricas Brasileiras S.A.
3.625% due 02/04/2025		2,600	2,623
4.625% due 02/04/2030		2,100	2,103

Globo Comunicacao e Participacoes S.A.
4.875% due 01/22/2030		700	707

Odebrecht Oil & Gas Finance Ltd.
0.000% due 04/26/2021 (d)(f)		1,580	11

Oi S.A.
5.358% (BZDIOVRA) due 02/25/2035 «~	BRL	2,500	1,638

Rede D’or Finance SARL
4.500% due 01/22/2030 (i)		$6,200	6,096

Swiss Insured Brazil Power Finance SARL
9.850% due 07/16/2032	BRL	77,930	14,672

			35,225

SOVEREIGN ISSUES 12.6%

Brazil Government International Bond
2.875% due 04/01/2021	EUR	800	938
8.500% due 01/05/2024	BRL	17,490	3,257
10.250% due 01/10/2028		47,991	9,411
12.500% due 01/05/2022		10,489	1,976

Brazil Letras do Tesouro Nacional
0.000% due 07/01/2021 (d)		395,500	69,705
0.000% due 10/01/2021 (d)		305,400	53,183
0.000% due 01/01/2022 (d)		50,100	8,606
0.000% due 01/01/2024 (d)		171,200	24,759

			171,835

Total Brazil (Cost $221,619)			207,060

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
CAYMAN ISLANDS 1.2%

ASSET-BACKED SECURITIES 0.2%

Garanti Diversified Payment Rights Finance Co.
3.397% due 10/09/2021 «•		$3,175	$3,181

CORPORATE BONDS & NOTES 1.0%

Kaisa Group Holdings Ltd.
9.750% due 09/28/2023		4,300	4,386

MGM China Holdings Ltd.
5.250% due 06/18/2025		600	626

New Metro Global Ltd.
4.500% due 05/02/2026		3,300	3,234

Odebrecht Drilling Norbe Ltd.
6.350% due 12/01/2021 ^		48	47

Odebrecht Drilling Norbe Ltd. (6.350% Cash and 1.000% PIK)
7.350% due 12/01/2026 ^(a)		910	362

Odebrecht Offshore Drilling Finance Ltd.
6.720% due 12/01/2022 ^		1,035	1,017

Poinsettia Finance Ltd.
6.625% due 06/17/2031		3,700	3,560

			13,232

Total Cayman Islands (Cost $16,627)			16,413

CHILE 1.5%

CORPORATE BONDS & NOTES 0.1%

Empresa Electrica Cochrane SpA
5.500% due 05/14/2027		$903	945

SOVEREIGN ISSUES 1.4%

Bonos de la Tesoreria de la Republica
4.500% due 10/15/2023	CLP	2,057,236	3,372

Bonos de la Tesoreria de la Republica en pesos
5.000% due 03/01/2035 (i)		5,055,000	7,678
6.000% due 01/01/2043 (i)		4,735,000	7,941

			18,991

Total Chile (Cost $22,638)			19,936

CHINA 12.5%

SOVEREIGN ISSUES 12.5%

China Development Bank
1.860% due 04/09/2023	CNY	207,900	30,995
3.000% due 08/07/2023		180,900	27,523
3.420% due 07/02/2024		88,900	13,628
3.480% due 01/08/2029		45,200	6,831

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2021	21

Schedule of Investments PIMCO Emerging Markets Local Currency and Bond Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

China Government International Bond
1.990% due 04/09/2025	CNY	145,700	$21,333
2.680% due 05/21/2030		10,100	1,474
2.850% due 06/04/2027		10,400	1,558
3.250% due 11/22/2028		43,200	6,607
3.280% due 12/03/2027		369,600	56,768
3.810% due 09/14/2050		27,200	4,222

Total China (Cost $169,639)			170,939

COLOMBIA 2.4%

CORPORATE BONDS & NOTES 0.5%

Empresas Publicas de Medellin ESP
7.625% due 09/10/2024	COP	1,090,000	308
8.375% due 11/08/2027		23,022,000	6,443

			6,751

SOVEREIGN ISSUES 1.9%

Bogota Distrito Capital
9.750% due 07/26/2028		22,200,000	6,813

Colombia Government International Bond
4.375% due 03/21/2023		3,373,000	942

Colombian TES
5.750% due 11/03/2027		15,541,500	4,149
6.250% due 07/09/2036		20,407,200	4,898
7.000% due 05/04/2022		9,527,000	2,735
7.000% due 06/30/2032		14,695,700	3,918
7.250% due 10/26/2050		7,607,200	1,908

Financiera de Desarrollo Territorial S.A. Findeter
7.875% due 08/12/2024		3,616,000	1,059

			26,422

Total Colombia (Cost $41,817)			33,173

CZECH REPUBLIC 2.4%

SOVEREIGN ISSUES 2.4%

Czech Republic Government International Bond
0.950% due 05/15/2030	CZK	667,520	27,736
1.200% due 03/13/2031		75,300	3,164
4.200% due 12/04/2036		21,100	1,204

Total Czech Republic (Cost $30,970)			32,104

DOMINICAN REPUBLIC 3.1%

SOVEREIGN ISSUES 3.1%

Dominican Republic International Bond
8.900% due 02/15/2023	DOP	280,600	5,102
9.750% due 06/05/2026		1,465,900	27,927
10.250% due 01/11/2024		27,700	519
10.375% due 03/04/2022		13,700	249
10.500% due 04/07/2023		4,000	74

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
10.750% due 08/11/2028	DOP	206,800	$4,129
12.000% due 03/05/2032		157,900	3,452
16.950% due 02/04/2022		80,200	1,532

Total Dominican Republic (Cost $42,909)			42,984

EGYPT 1.2%

SOVEREIGN ISSUES 1.2%

Egypt Government International Bond
4.750% due 04/16/2026	EUR	2,300	2,792
6.125% due 01/31/2022		$1,100	1,132
14.313% due 10/13/2023	EGP	32,000	2,044
14.369% due 10/20/2025		163,700	10,397

Total Egypt (Cost $16,268)			16,365

FRANCE 0.1%

CORPORATE BONDS & NOTES 0.1%

BNP Paribas S.A.
6.240% due 02/06/2025 «	IDR	21,000,000	1,461

Total France (Cost $1,195)			1,461

GERMANY 3.4%

CORPORATE BONDS & NOTES 3.4%

Deutsche Bank AG
6.680% due 01/23/2025 «	IDR	667,100,000	45,876

Total Germany (Cost $49,509)			45,876

GHANA 0.5%

SOVEREIGN ISSUES 0.5%

Republic of Ghana Government Bonds
18.850% due 09/28/2023	GHS	17,700	3,153
19.250% due 12/18/2023		11,800	2,119
20.750% due 01/16/2023		10,000	1,817

Total Ghana (Cost $6,936)			7,089

HONG KONG 0.7%

CORPORATE BONDS & NOTES 0.7%

Huarong Finance Co. Ltd.
3.250% due 06/03/2021 (i)		$4,900	4,913
3.625% due 11/22/2021 (i)		3,900	3,948

Total Hong Kong (Cost $8,808)			8,861

22	PIMCO EMERGING MARKETS LOCAL CURRENCY AND BOND FUND	See Accompanying Notes

March 31, 2021

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
HUNGARY 3.7%

SOVEREIGN ISSUES 3.7%

Hungary Government International Bond
2.000% due 05/23/2029 (i)	HUF	1,225,000	$3,867
2.500% due 10/24/2024 (i)		4,341,200	14,573
2.750% due 12/22/2026 (i)		4,752,500	16,028
3.000% due 06/26/2024 (i)		3,341,800	11,362
3.000% due 10/27/2038 (i)		552,700	1,768
3.250% due 10/22/2031 (i)		883,200	3,043

Total Hungary (Cost $52,643)			50,641

INDIA 0.4%

CORPORATE BONDS & NOTES 0.4%

Periama Holdings LLC
5.950% due 04/19/2026		$2,700	2,854

Shriram Transport Finance Co. Ltd.
4.400% due 03/13/2024 (i)		3,100	3,089

Total India (Cost $6,046)			5,943

INDONESIA 0.4%

SOVEREIGN ISSUES 0.4%

Indonesia Government International Bond
8.375% due 09/15/2026	IDR	40,167,000	3,063
8.375% due 04/15/2039		41,868,000	3,068

Total Indonesia (Cost $5,765)			6,131

ITALY 0.3%

CORPORATE BONDS & NOTES 0.3%

Banca Carige SpA
0.960% (EUR003M + 1.500%) due 05/25/2022 ~	EUR	3,700	4,364

Total Italy (Cost $4,100)			4,364

IVORY COAST 0.6%

LOAN PARTICIPATIONS AND ASSIGNMENTS 0.6%

Republic of Cote d’lvoire
TBD% due 12/23/2021 «	EUR	3,500	4,065
TBD% due 03/19/2027 «		3,900	4,551

Total Ivory Coast (Cost $8,867)			8,616

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
JERSEY, CHANNEL ISLANDS 0.1%

ASSET-BACKED SECURITIES 0.1%

ARTS Ltd.
1.964% due 09/15/2021 «•		$1,938	$1,934

Total Jersey, Channel Islands (Cost $1,934)			1,934

KAZAKHSTAN 0.6%

CORPORATE BONDS & NOTES 0.6%

Development Bank of Kazakhstan JSC
8.950% due 05/04/2023	KZT	3,235,500	7,543

Total Kazakhstan (Cost $9,851)			7,543

LUXEMBOURG 0.0%

CORPORATE BONDS & NOTES 0.0%

Constellation Oil Services Holding S.A. (10.000% PIK)
10.000% due 11/09/2024 ^(a)(b)		$1,858	470

Total Luxembourg (Cost $1,007)			470

MALAYSIA 6.6%

SOVEREIGN ISSUES 6.6%

Malaysia Government International Bond
3.478% due 06/14/2024 (i)	MYR	9,500	2,369
3.502% due 05/31/2027 (i)		53,900	13,418
3.757% due 04/20/2023 (i)		2,900	723
3.757% due 05/22/2040 (i)		2,150	486
3.899% due 11/16/2027 (i)		20,000	5,083
3.900% due 11/30/2026		23,600	6,028
3.906% due 07/15/2026		5,400	1,375
3.955% due 09/15/2025 (i)		31,100	7,914
4.254% due 05/31/2035 (i)		5,300	1,306
4.642% due 11/07/2033 (i)		1,290	330
4.935% due 09/30/2043 (i)		1,610	415

Malaysia Government Investment Issue
3.151% due 05/15/2023 (i)		30,500	7,516
3.422% due 09/30/2027		15,600	3,853
3.465% due 10/15/2030		76,800	18,699
3.899% due 06/15/2027		3,836	972
4.119% due 11/30/2034		3,800	918
4.258% due 07/26/2027 (i)		2,500	645
4.369% due 10/31/2028		20,400	5,281
4.417% due 09/30/2041		13,500	3,257
4.724% due 06/15/2033 (i)		34,988	9,032

Total Malaysia (Cost $89,101)			89,620

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2021	23

Schedule of Investments PIMCO Emerging Markets Local Currency and Bond Fund (Cont.)

		SHARES	MARKET VALUE (000S)
MEXICO 3.0%

COMMON STOCKS 0.0%

Hipotecaria Su Casita S.A. «		742,577	$0

		PRINCIPAL AMOUNT (000S)
SOVEREIGN ISSUES 3.0%

Mexico Government International Bond
7.750% due 11/13/2042	MXN	435,300	21,411
8.000% due 11/07/2047 (i)		112,500	5,633
8.500% due 05/31/2029		84,400	4,636
8.500% due 11/18/2038		38,000	2,037
10.000% due 11/20/2036		112,000	6,845

			40,562

Total Mexico (Cost $44,601)			40,562

NETHERLANDS 0.2%

CORPORATE BONDS & NOTES 0.2%

Cooperatieve Rabobank UA
6.625% due 06/29/2021 •(f)(g)	EUR	600	715

Republic of Angola Via Avenir BV
4.757% (US0006M + 4.500%) due 12/07/2023 ~		$2,220	2,131
7.760% (US0006M + 7.500%) due 07/01/2023 ~		378	376

Total Netherlands (Cost $3,182)			3,222

NIGERIA 0.8%

LOAN PARTICIPATIONS AND ASSIGNMENTS 0.6%

Bank of Industry Limited
6.220% (LIBOR03M + 6.000%) due 12/14/2023 «~		$7,900	7,922

SOVEREIGN ISSUES 0.2%

Nigeria Government International Bond
5.625% due 06/27/2022		3,000	3,105

Total Nigeria (Cost $10,918)			11,027

PERU 4.7%

CORPORATE BONDS & NOTES 0.4%

Banco de Credito del Peru
4.650% due 09/17/2024	PEN	19,300	5,501

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SOVEREIGN ISSUES 4.3%

Fondo MIVIVIENDA S.A.
7.000% due 02/14/2024	PEN	49,900	$14,963

Peru Government International Bond
5.400% due 08/12/2034		9,000	2,333
5.400% due 08/12/2034 (i)		7,200	1,877
5.940% due 02/12/2029 (i)		16,500	5,005
6.150% due 08/12/2032 (i)		4,000	1,159
6.350% due 08/12/2028 (i)		49,600	15,468
6.900% due 08/12/2037		23,500	6,802
6.950% due 08/12/2031 (i)		14,800	4,585
8.200% due 08/12/2026		17,200	6,009

			58,201

Total Peru (Cost $68,691)			63,702

PHILIPPINES 0.8%

SOVEREIGN ISSUES 0.8%

Philippines Government International Bond
3.900% due 11/26/2022	PHP	513,000	10,780
6.250% due 01/14/2036		22,000	569

Total Philippines (Cost $12,843)			11,349

POLAND 3.1%

SOVEREIGN ISSUES 3.1%

Poland Government International Bond
1.250% due 10/25/2030	PLN	23,300	5,734
2.500% due 07/25/2026		89,100	24,417
2.500% due 07/25/2027 (i)		45,246	12,438

Total Poland (Cost $38,293)			42,589

QATAR 0.0%

CORPORATE BONDS & NOTES 0.0%

QNB Finance Ltd.
6.800% due 03/04/2030 «	IDR	2,000,000	134
6.900% due 01/23/2025 «		100,000	7

Total Qatar (Cost $129)			141

ROMANIA 2.6%

SOVEREIGN ISSUES 2.6%

Romania Government International Bond
3.650% due 07/28/2025	RON	26,700	6,657
3.700% due 11/25/2024		3,700	921
4.150% due 01/26/2028		4,400	1,136
4.500% due 06/17/2024 (i)		85,300	21,679
4.750% due 10/11/2034		8,100	2,099
5.000% due 02/12/2029 (i)		10,300	2,814

Total Romania (Cost $33,484)			35,306

24	PIMCO EMERGING MARKETS LOCAL CURRENCY AND BOND FUND	See Accompanying Notes

March 31, 2021

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
RUSSIA 6.2%

SOVEREIGN ISSUES 6.2%

Russia Government International Bond
5.700% due 05/17/2028	RUB	842,600	$10,398
7.050% due 01/19/2028		431,600	5,780
7.100% due 10/16/2024		438,700	5,973
7.650% due 04/10/2030		227,100	3,151
7.700% due 03/23/2033		763,300	10,654
7.950% due 10/07/2026		2,532,100	35,493
8.500% due 09/17/2031		937,200	13,795

Total Russia (Cost $94,118)			85,244

SINGAPORE 0.3%

CORPORATE BONDS & NOTES 0.3%

TML Holdings Pte Ltd.
5.500% due 06/03/2024		$3,500	3,613

Total Singapore (Cost $3,600)			3,613

SOUTH AFRICA 14.3%

CORPORATE BONDS & NOTES 1.2%

Eskom Holdings SOC Ltd.
0.000% due 08/18/2027 (d)	ZAR	140,400	4,229
0.000% due 12/31/2032 (d)		352,000	4,137
7.850% due 04/02/2026		99,000	6,524

Transnet SOC Ltd.
4.000% due 07/26/2022		$1,400	1,429
10.000% due 03/30/2029	ZAR	10,500	697

			17,016

LOAN PARTICIPATIONS AND ASSIGNMENTS 2.2%

Eskom Holdings SOC Ltd.
3.215% (LIBOR03M + 2.900%) due 07/07/2021 «~		$22,500	22,444

Sasol Ltd.
0.500% - 1.825% (LIBOR03M + 1.600%) due 11/23/2022 «~µ		8,000	7,459

			29,903

SOVEREIGN ISSUES 10.9%

South Africa Government International Bond
6.250% due 03/31/2036	ZAR	63,900	2,851
7.000% due 02/28/2031		137,327	7,611
8.000% due 01/31/2030		234,350	14,496
8.250% due 03/31/2032		188,600	11,065
8.500% due 01/31/2037		273,700	14,801
8.750% due 01/31/2044		96,300	5,123

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
8.875% due 02/28/2035	ZAR	348,400	$20,071
9.000% due 01/31/2040		44,700	2,479
10.500% due 12/21/2026		906,800	69,980

			148,477

Total South Africa (Cost $212,179)			195,396

SOUTH KOREA 0.0%

SOVEREIGN ISSUES 0.0%

Export-Import Bank of Korea
7.250% due 12/07/2024	IDR	400,000	29
8.000% due 05/15/2024		100,000	7

Total South Korea (Cost $35)			36

SPAIN 0.1%

SOVEREIGN ISSUES 0.1%

Autonomous Community of Catalonia
4.900% due 09/15/2021	EUR	850	1,019

Total Spain (Cost $971)			1,019

SUPRANATIONAL 0.1%

CORPORATE BONDS & NOTES 0.1%

Asian Development Bank
4.700% due 03/12/2024	MXN	34,300	1,681

Corp. Andina de Fomento
6.500% due 03/16/2023	IDR	500,000	34

International Finance Corp.
8.000% due 10/09/2023		3,500,000	257

Total Supranational (Cost $1,953)			1,972

THAILAND 4.8%

SOVEREIGN ISSUES 4.8%

Thailand Government International Bond
1.600% due 12/17/2029	THB	184,150	5,818
1.875% due 06/17/2049		38,700	1,012
2.000% due 06/17/2042		26,000	735
2.125% due 12/17/2026 (i)		248,200	8,324
2.875% due 12/17/2028		62,000	2,158
2.875% due 06/17/2046 (i)		23,000	745
3.300% due 06/17/2038 (i)		579,450	20,473
3.600% due 06/17/2067 (i)		17,600	657
3.650% due 06/20/2031		93,000	3,434
3.775% due 06/25/2032		344,050	12,876
4.000% due 06/17/2066 (i)		5,000	202
4.675% due 06/29/2044 (i)		68,700	2,886
4.875% due 06/22/2029		142,400	5,676

Total Thailand (Cost $69,182)			64,996

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2021	25

Schedule of Investments PIMCO Emerging Markets Local Currency and Bond Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
TURKEY 0.7%

CORPORATE BONDS & NOTES 0.0%

Hazine Mustesarligi Varlik Kiralama A/S
5.800% due 02/21/2022		$200	$202

SOVEREIGN ISSUES 0.7%

Turkey Government International Bond
11.000% due 02/24/2027	TRY	106,600	9,456
12.400% due 03/08/2028		4,600	425

			9,881

Total Turkey (Cost $15,770)			10,083

UKRAINE 1.0%

SOVEREIGN ISSUES 1.0%

Ukraine Government International Bond
7.750% due 09/01/2021		$1,400	1,428
11.750% due 06/15/2022	UAH	112,700	4,048
17.000% due 05/11/2022		205,000	7,854

Total Ukraine (Cost $13,350)			13,330

UNITED KINGDOM 0.0%

CORPORATE BONDS & NOTES 0.0%

Ukraine Railways Via Shortline PLC
9.875% due 09/15/2021		$190	194

NON-AGENCY MORTGAGE-BACKED SECURITIES 0.0%

Warwick Finance Residential Mortgages PLC
0.000% due 12/21/2049 (d)	GBP	0	284

Total United Kingdom (Cost $1,006)			478

UNITED STATES 12.4%

ASSET-BACKED SECURITIES 1.0%

Asset-Backed Securities Corp. Home Equity Loan Trust
0.279% due 03/25/2036 •		$24	24

Credit-Based Asset Servicing & Securitization LLC
0.238% due 07/25/2037 •		13	11

GSAMP Trust
0.199% due 01/25/2037 •		1,191	872

Lehman XS Trust
5.131% due 01/25/2036 ^þ		4,274	4,234

Morgan Stanley Mortgage Loan Trust
1.451% due 11/25/2036 ^•		247	115

Option One Mortgage Loan Trust
0.329% due 04/25/2037 •		497	404

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Structured Asset Securities Corp. Mortgage Loan Trust
0.329% due 10/25/2037 •		$6,500	$4,874

Towd Point Mortgage Trust
1.109% due 05/25/2058 •		794	802

Wells Fargo Home Equity Asset-Backed Securities Trust
0.429% due 03/25/2037 •		2,000	1,837

			13,173

CORPORATE BONDS & NOTES 9.2%

Continental Resources, Inc.
5.000% due 09/15/2022		50	50

DAE Funding LLC
1.625% due 02/15/2024 (i)		4,000	3,995

Ford Motor Credit Co. LLC
1.048% (US0003M + 0.810%) due 04/05/2021 ~		400	400
1.463% (US0003M + 1.270%) due 03/28/2022 ~		200	199
3.087% due 01/09/2023		2,700	2,749
3.377% (US0003M + 3.140%) due 01/07/2022 ~		200	202
3.550% due 10/07/2022		1,600	1,641

JPMorgan Chase Bank N.A.
6.125% due 05/17/2028	IDR	60,415,000	4,036
6.375% due 04/17/2042		104,897,000	6,611
7.500% due 08/18/2032		149,864,000	10,599
9.500% due 07/17/2031		470,385,000	38,292
10.000% due 02/17/2028		77,676,000	6,377
10.500% due 07/19/2038		118,248,000	10,517

Republic of Colombia
1.000% due 11/26/2025		53,530,800	15,229
1.000% due 11/03/2027		7,613,000	2,026
1.000% due 06/30/2032		57,657,100	15,275
1.000% due 10/18/2034		13,500,000	3,611
1.000% due 11/03/2037		10,551,700	2,799

Rio Oil Finance Trust
9.250% due 07/06/2024		$418	465

			125,073

NON-AGENCY MORTGAGE-BACKED SECURITIES 2.2%

American Home Mortgage Assets Trust
6.750% due 11/25/2046 þ		704	678

Banc of America Funding Trust
2.371% due 03/20/2036 ~		26	26

BCAP LLC Trust
0.279% due 01/25/2037 ^•		245	248
3.261% due 05/26/2037 ~		3,066	3,059

26	PIMCO EMERGING MARKETS LOCAL CURRENCY AND BOND FUND	See Accompanying Notes

March 31, 2021

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Bear Stearns Adjustable Rate Mortgage Trust
2.756% due 01/25/2035 ~	$6	$7
3.056% due 02/25/2036 ^~	64	63

Bear Stearns ALT-A Trust
2.896% due 04/25/2037 ~	8,680	7,763
3.190% due 08/25/2036 ^~	364	316

Citigroup Mortgage Loan Trust
2.400% due 03/25/2034 ~	9	9
2.921% due 07/25/2046 ^~	36	36
3.258% due 04/25/2066 ~	1,824	1,842
3.313% due 09/25/2037 ^~	4,590	4,544

CitiMortgage Alternative Loan Trust
6.000% due 06/25/2037 ^	76	76

Countrywide Home Loan Mortgage Pass-Through Trust
3.023% due 09/25/2047 ^~	26	25

Countrywide Home Loan Reperforming REMIC Trust
0.535% due 11/25/2034 •	349	321

Credit Suisse Mortgage Capital Trust
3.007% due 10/27/2059 ~	1,855	1,873

GreenPoint Mortgage Funding Trust
0.549% due 06/25/2045 •	117	110

GSMPS Mortgage Loan Trust
0.459% due 01/25/2036 •	276	230

GSR Mortgage Loan Trust
3.062% due 11/25/2035 ^~	69	52

HarborView Mortgage Loan Trust
0.791% due 06/20/2035 •	496	488
2.259% due 10/19/2035 •	401	292
3.088% due 08/19/2036 ^~	8	9

HomeBanc Mortgage Trust
2.898% due 04/25/2037 ^~	1	1

Impac CMB Trust
0.749% due 03/25/2035 •	153	156
5.730% due 01/25/2033 þ	610	638

IndyMac Mortgage Loan Trust
0.289% due 02/25/2037 ^•	444	440
0.289% due 02/25/2037 •	828	834
0.749% due 07/25/2045 •	153	138

JP Morgan Mortgage Trust
3.297% due 06/25/2036 ^~	288	250

JP Morgan Resecuritization Trust
2.500% due 03/25/2056	593	595

Luminent Mortgage Trust
0.469% due 12/25/2036 ^•	25	24

MASTR Alternative Loan Trust
0.509% due 03/25/2036 ^•	88	5

Morgan Stanley Mortgage Loan Trust
2.077% due 06/25/2036 ~	11	12

Residential Accredit Loans, Inc. Trust
1.272% due 10/25/2037 ~	1,332	1,284
4.962% due 02/25/2036 ^~	101	88

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Residential Asset Securitization Trust
0.509% due 01/25/2046 ^•		$145	$51

Sequoia Mortgage Trust
2.206% due 01/20/2047 ^~		27	21

Structured Adjustable Rate Mortgage Loan Trust
1.659% due 01/25/2035 ^•		41	39
3.157% due 03/25/2036 ^~		59	52

Structured Asset Mortgage Investments Trust
0.409% due 02/25/2037 •		1,628	1,581

TBW Mortgage-Backed Trust
6.540% due 01/25/2037 ^þ		1,508	598

Thornburg Mortgage Securities Trust
1.529% due 06/25/2047 ^•		484	413

WaMu Mortgage Pass-Through Certificates Trust
0.479% due 05/25/2034 •		301	265
2.575% due 01/25/2037 ^~		64	60
2.736% due 12/25/2036 ^~		39	39
3.015% due 09/25/2036 ^~		58	57
3.129% due 04/25/2037 ^~		42	39

Wells Fargo Mortgage-Backed Securities Trust
2.916% due 10/25/2036 ~		924	914

			30,661

U.S. GOVERNMENT AGENCIES 0.0%

Uniform Mortgage-Backed Security
4.000% due 02/01/2049		74	80

U.S. TREASURY OBLIGATIONS 0.0%
Total United States (Cost $169,976)			168,987

SHORT-TERM INSTRUMENTS 2.3%

REPURCHASE AGREEMENTS (h) 0.9%
			11,640

EGYPT TREASURY BILLS 0.5%
12.598% due 04/20/2021 (d)(e)	EGP	105,100	6,642

U.S. TREASURY BILLS 0.0%
0.029% due 04/29/2021 (c)(d)(l)		$69	69

U.S. TREASURY CASH MANAGEMENT BILLS 0.9%
0.034% due 07/06/2021 (c)(d)(l)		12,347	12,347

Total Short-Term Instruments (Cost $30,711)			30,698

Total Investments in Securities (Cost $1,637,933)			1,564,998

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2021	27

Schedule of Investments PIMCO Emerging Markets Local Currency and Bond Fund (Cont.)

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 3.3%

SHORT-TERM INSTRUMENTS 3.3%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 3.3%

PIMCO Short Asset Portfolio	2,968,917	$29,790

PIMCO Short-Term Floating NAV Portfolio III	1,531,593	15,102

Total Short-Term Instruments (Cost $44,888)		44,892

Total Investments in Affiliates (Cost $44,888)		44,892

Total Investments 117.9% (Cost $1,682,821)		$1,609,890

Financial Derivative Instruments (j)(k) (0.0)% (Cost or Premiums, net $(9,035))		(519)

Other Assets and Liabilities, net (17.9)%		(243,678)

Net Assets 100.0%		$1,365,693

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
«	Security valued using significant unobservable inputs (Level 3).
µ

All or a portion of this amount represents unfunded loan commitments. The interest rate for the unfunded portion will be determined at the time of funding. See Note 4, Securities and Other Investments, in the Notes to Financial Statements for more information regarding unfunded loan commitments.

~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
(a)	Payment in-kind security.
(b)	Security is not accruing income as of the date of this report.
(c)	Coupon represents a weighted average yield to maturity.
(d)	Zero coupon security.
(e)	Coupon represents a yield to maturity.
(f)	Perpetual maturity; date shown, if applicable, represents next contractual call date.
(g)	Contingent convertible security.

28	PIMCO EMERGING MARKETS LOCAL CURRENCY AND BOND FUND	See Accompanying Notes

March 31, 2021

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(h)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received
FICC	0.000%	03/31/2021	04/01/2021	$11,640	U.S. Treasury Notes 0.125% due 02/28/2023	$(11,873)	$11,640	$11,640

Total Repurchase Agreements						$(11,873)	$11,640	$11,640

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate(1)	Settlement Date	Maturity Date		Amount Borrowed(1)		Payable for Reverse Repurchase Agreements
BPS	0.300%	03/03/2021	04/05/2021		$	(3,740)	$(3,741)
	0.700	03/26/2021	TBD	(2)	HUF	(1,432,384)	(4,639)
	0.750	03/26/2021	TBD	(2)		(2,622,671)	(8,494)
	0.800	12/20/2019	TBD	(2)		(3,038,702)	(9,898)
	0.800	01/09/2020	TBD	(2)		(2,778,151)	(9,120)
	0.800	02/18/2020	09/04/2021			(1,076,323)	(3,497)
	0.800	10/07/2020	01/06/2022			(681,112)	(2,214)
	0.800	11/20/2020	01/06/2022			(1,482,829)	(4,817)
	0.800	03/12/2021	01/06/2022			(1,219,107)	(3,949)
	0.800	03/16/2021	01/06/2022			(1,187,431)	(3,846)
JML	0.400	01/15/2021	04/08/2021		$	(15,427)	(15,440)
	0.400	02/04/2021	04/08/2021			(4,243)	(4,247)
	0.450	01/14/2021	04/08/2021			(34,674)	(34,707)
	0.450	03/12/2021	04/08/2021			(20,897)	(20,917)
	4.150	01/13/2021	04/07/2021		MXN	(123,307)	(6,086)
MBC	(0.100)	12/10/2020	TBD	(2)	PLN	(40,833)	(10,341)
	5.000	12/03/2020	TBD	(2)	ZAR	(122,651)	(8,438)
NOM	0.450	03/10/2021	TBD	(2)	$	(14,193)	(14,197)
SCX	0.320	03/25/2021	TBD	(2)		(4,666)	(4,667)
	0.400	03/08/2021	TBD	(2)		(23,058)	(23,064)
	0.400	03/12/2021	TBD	(2)		(4,270)	(4,271)
	0.450	02/04/2021	TBD	(2)		(14,280)	(14,290)
	0.450	02/22/2021	TBD	(2)		(8,974)	(8,980)
	0.450	03/04/2021	TBD	(2)		(10,327)	(10,334)
	0.450	03/11/2021	TBD	(2)		(15,107)	(15,118)

Total Reverse Repurchase Agreements							$(249,312)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2021	29

Schedule of Investments PIMCO Emerging Markets Local Currency and Bond Fund (Cont.)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of March 31, 2021:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/ (Received)	Net Exposure(3)
Global/Master Repurchase Agreement
BPS	$0	$(54,215)	$0	$(54,215)	$56,536	$2,321
FICC	11,640	0	0	11,640	(11,873)	(233)
JML	0	(81,397)	0	(81,397)	88,490	7,093
MBC	0	(18,779)	0	(18,779)	20,085	1,306
NOM	0	(14,197)	0	(14,197)	15,035	838
SCX	0	(80,724)	0	(80,724)	87,277	6,553

Total Borrowings and Other Financing Transactions	$11,640	$(249,312)	$0

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
Corporate Bonds & Notes	$0	$(3,741)	$0	$(18,864)	$(22,605)
Sovereign Issues	0	(81,397)	0	(145,310)	(226,707)

Total Borrowings	$0	$(85,138)	$0	$(164,174)	$(249,312)

Payable for reverse repurchase agreements					$(249,312)

(i)	Securities with an aggregate market value of $254,059 and cash of $13,364 have been pledged as collateral under the terms of the above master agreements as of March 31, 2021.

(1)

The average amount of borrowings outstanding during the period ended March 31, 2021 was $(373,562) at a weighted average interest rate of 1.091%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(2)	Open maturity reverse repurchase agreement.
(3)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(j)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(1)

Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2021(2)	Notional Amount(3)	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value(4)	Variation Margin
									Asset	Liability
General Electric Co.	1.000%	Quarterly	12/20/2023	0.463%	$1,700	$(81)	$106	$25	$0	$0

30	PIMCO EMERGING MARKETS LOCAL CURRENCY AND BOND FUND	See Accompanying Notes

March 31, 2021

INTEREST RATE SWAPS

Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
									Asset	Liability
Pay	1-Year BRL-CDI	2.700%	Maturity	01/03/2022	BRL 276,200	$25	$(467)	$(442)	$18	$0
Receive	1-Year BRL-CDI	2.840	Maturity	01/03/2022	461,710	1,017	(158)	859	0	(30)
Receive	1-Year BRL-CDI	2.848	Maturity	01/03/2022	6,100	0	11	11	0	0
Receive	1-Year BRL-CDI	2.859	Maturity	01/03/2022	30,790	0	56	56	0	(2)
Receive	1-Year BRL-CDI	2.865	Maturity	01/03/2022	11,100	0	20	20	0	(1)
Receive	1-Year BRL-CDI	2.870	Maturity	01/03/2022	92,400	0	166	166	0	(6)
Receive	1-Year BRL-CDI	2.880	Maturity	01/03/2022	421,700	2	757	759	0	(27)
Receive	1-Year BRL-CDI	2.883	Maturity	01/03/2022	355,400	0	633	633	0	(23)
Receive	1-Year BRL-CDI	2.884	Maturity	01/03/2022	75,500	0	134	134	0	(5)
Receive	1-Year BRL-CDI	2.886	Maturity	01/03/2022	109,900	0	195	195	0	(7)
Receive	1-Year BRL-CDI	3.055	Maturity	01/03/2022	31,800	(14)	31	17	0	(2)
Pay	1-Year BRL-CDI	3.100	Maturity	01/03/2022	747,000	126	(818)	(692)	48	0
Pay	1-Year BRL-CDI	3.125	Maturity	01/03/2022	161,100	0	(142)	(142)	10	0
Pay	1-Year BRL-CDI	3.130	Maturity	01/03/2022	514,900	(56)	(393)	(449)	33	0
Receive	1-Year BRL-CDI	3.150	Maturity	01/03/2022	231,900	(295)	356	61	0	(15)
Receive	1-Year BRL-CDI	3.170	Maturity	01/03/2022	23,000	(4)	22	18	0	(1)
Pay	1-Year BRL-CDI	3.345	Maturity	01/03/2022	32,900	0	(39)	(39)	2	0
Pay	1-Year BRL-CDI	3.350	Maturity	01/03/2022	717,200	5	(842)	(837)	46	0
Pay	1-Year BRL-CDI	3.390	Maturity	01/03/2022	18,000	0	(22)	(22)	1	0
Pay	1-Year BRL-CDI	3.700	Maturity	01/03/2022	632,753	(52)	(519)	(571)	41	0
Receive	1-Year BRL-CDI	3.990	Maturity	01/03/2022	134,800	(365)	84	(281)	0	(9)
Receive	1-Year BRL-CDI	4.000	Maturity	01/03/2022	363,700	(912)	133	(779)	0	(23)
Pay	1-Year BRL-CDI	4.040	Maturity	01/03/2022	54,047	0	(30)	(30)	3	0
Pay	1-Year BRL-CDI	4.460	Maturity	01/03/2022	5,200	(6)	24	18	0	0
Pay	1-Year BRL-CDI	4.500	Maturity	01/03/2022	207,200	18	728	746	13	0
Receive	1-Year BRL-CDI	5.650	Maturity	01/03/2022	99,700	0	(760)	(760)	0	(6)
Pay	1-Year BRL-CDI	6.260	Maturity	01/03/2022	85,700	(1)	844	843	5	0
Pay	1-Year BRL-CDI	7.420	Maturity	01/03/2022	191,600	993	1,766	2,759	12	0
Pay	1-Year BRL-CDI	4.020	Maturity	01/02/2023	95,900	0	(441)	(441)	6	0
Pay	1-Year BRL-CDI	4.030	Maturity	01/02/2023	130,200	0	(594)	(594)	8	0
Pay	1-Year BRL-CDI	4.038	Maturity	01/02/2023	31,800	0	(144)	(144)	2	0
Receive	1-Year BRL-CDI	4.045	Maturity	01/02/2023	400,900	(123)	1,597	1,474	0	(26)
Pay	1-Year BRL-CDI	4.070	Maturity	01/02/2023	113,900	0	(503)	(503)	7	0
Pay	1-Year BRL-CDI	4.100	Maturity	01/02/2023	192,600	6	(809)	(803)	12	0
Receive	1-Year BRL-CDI	4.605	Maturity	01/02/2023	100,000	0	269	269	0	(6)
Receive	1-Year BRL-CDI	4.640	Maturity	01/02/2023	136,400	0	350	350	0	(9)
Pay	1-Year BRL-CDI	4.808	Maturity	01/02/2023	96,700	0	(10)	(10)	6	0
Pay	1-Year BRL-CDI	4.950	Maturity	01/02/2023	113,000	0	59	59	8	0
Pay	1-Year BRL-CDI	5.000	Maturity	01/02/2023	82,600	111	(48)	63	6	0
Receive	1-Year BRL-CDI	5.150	Maturity	01/02/2023	336,800	(1,424)	969	(455)	0	(22)
Pay	1-Year BRL-CDI	5.250	Maturity	01/02/2023	175,800	(1)	285	284	12	0
Receive	1-Year BRL-CDI	5.350	Maturity	01/02/2023	38,300	(203)	119	(84)	0	(3)
Receive	1-Year BRL-CDI	5.360	Maturity	01/02/2023	3,300	(19)	10	(9)	0	0
Receive	1-Year BRL-CDI	5.440	Maturity	01/02/2023	56,200	(39)	(134)	(173)	0	(4)
Pay	1-Year BRL-CDI	5.745	Maturity	01/02/2023	76,400	0	327	327	5	0
Pay	1-Year BRL-CDI	5.780	Maturity	01/02/2023	9,800	0	43	43	1	0
Pay	1-Year BRL-CDI	5.920	Maturity	01/02/2023	69,300	418	(56)	362	5	0
Pay	1-Year BRL-CDI	6.230	Maturity	01/02/2023	50,600	75	278	353	4	0
Receive	1-Year BRL-CDI	6.335	Maturity	01/02/2023	65,600	(137)	(350)	(487)	0	(5)
Pay	1-Year BRL-CDI	6.675	Maturity	01/02/2023	149,500	681	677	1,358	10	0
Pay	1-Year BRL-CDI	9.020	Maturity	01/02/2023	51,100	(2)	1,269	1,267	4	0
Receive	1-Year BRL-CDI	10.100	Maturity	01/02/2023	27,200	0	(796)	(796)	0	(2)
Receive	1-Year BRL-CDI	4.720	Maturity	01/02/2024	212,100	812	848	1,660	0	(1)
Pay	1-Year BRL-CDI	4.870	Maturity	01/02/2024	244,300	57	(1,742)	(1,685)	1	0
Receive	1-Year BRL-CDI	5.100	Maturity	01/02/2024	119,100	57	687	744	0	0
Receive	1-Year BRL-CDI	5.135	Maturity	01/02/2024	55,100	0	420	420	0	0
Receive	1-Year BRL-CDI	5.160	Maturity	01/02/2024	171,600	0	1,034	1,034	0	0
Pay	1-Year BRL-CDI	5.680	Maturity	01/02/2024	182,700	1,058	(1,324)	(266)	1	0
Pay	1-Year BRL-CDI	6.090	Maturity	01/02/2024	27,800	0	(112)	(112)	0	0

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2021	31

Schedule of Investments PIMCO Emerging Markets Local Currency and Bond Fund (Cont.)

Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Pay	1-Year BRL-CDI	5.710%	Maturity	01/02/2025		BRL 37,800	$0	$(231)	$(231)	$1	$0
Pay	1-Year BRL-CDI	6.010	Maturity	01/02/2025		30,300	0	(121)	(121)	1	0
Pay	1-Year BRL-CDI	6.030	Maturity	01/02/2025		19,400	1	(66)	(65)	1	0
Receive	1-Year BRL-CDI	6.050	Maturity	01/02/2025		140,500	692	(170)	522	0	(5)
Pay	1-Year BRL-CDI	6.230	Maturity	01/02/2025		101,500	0	(214)	(214)	4	0
Pay	1-Year BRL-CDI	6.710	Maturity	01/02/2025		116,700	(103)	278	175	6	0
Receive	1-Year BRL-CDI	6.810	Maturity	01/02/2025		238,100	43	(553)	(510)	0	(12)
Receive	1-Year BRL-CDI	7.160	Maturity	01/02/2025		33,100	0	109	109	0	(1)
Receive	1-Year BRL-CDI	7.170	Maturity	01/02/2025		20,700	0	67	67	0	(1)
Pay	1-Year BRL-CDI	7.190	Maturity	01/02/2025		78,000	0	234	234	4	0
Pay	1-Year BRL-CDI	7.480	Maturity	01/02/2025		113,000	8	763	771	6	0
Pay	1-Year BRL-CDI	10.330	Maturity	01/02/2025		150,300	86	4,476	4,562	14	0
Receive	1-Year BRL-CDI	10.685	Maturity	01/02/2025		137,000	0	(4,097)	(4,097)	0	(13)
Receive	1-Year BRL-CDI	6.020	Maturity	01/04/2027		20,300	0	259	259	2	0
Pay	1-Year BRL-CDI	6.140	Maturity	01/04/2027		195,000	(1,005)	(1,013)	(2,018)	0	(21)
Receive	1-Year BRL-CDI	6.180	Maturity	01/04/2027		31,200	37	276	313	3	0
Receive	1-Year BRL-CDI	6.245	Maturity	01/04/2027		130,200	(120)	1,530	1,410	14	0
Receive	1-Year BRL-CDI	6.250	Maturity	01/04/2027		24,100	0	225	225	2	0
Pay	1-Year BRL-CDI	6.350	Maturity	01/04/2027		81,700	0	(1,019)	(1,019)	0	(9)
Pay	1-Year BRL-CDI	6.450	Maturity	01/04/2027		114,200	(954)	49	(905)	0	(11)
Receive	1-Year BRL-CDI	6.500	Maturity	01/04/2027		44,500	0	386	386	4	0
Receive	1-Year BRL-CDI	6.510	Maturity	01/04/2027		86,200	0	643	643	8	0
Receive	1-Year BRL-CDI	6.520	Maturity	01/04/2027		35,000	(153)	382	229	3	0
Receive	1-Year BRL-CDI	6.535	Maturity	01/04/2027		18,600	0	135	135	2	0
Receive	1-Year BRL-CDI	6.550	Maturity	01/04/2027		51,800	0	349	349	5	0
Pay	1-Year BRL-CDI	6.950	Maturity	01/04/2027		13,000	5	(41)	(36)	0	(1)
Pay	1-Year BRL-CDI	6.990	Maturity	01/04/2027		58,900	0	(145)	(145)	0	(4)
Pay	1-Year BRL-CDI	7.115	Maturity	01/04/2027		60,400	0	(93)	(93)	0	(4)
Receive	1-Year BRL-CDI	7.170	Maturity	01/04/2027		104,600	3	95	98	7	0
Pay	1-Year BRL-CDI	7.305	Maturity	01/04/2027		28,000	0	(2)	(2)	0	(2)
Pay	1-Year BRL-CDI	7.650	Maturity	01/04/2027		23,000	0	23	23	0	(1)
Receive	1-Year BRL-CDI	7.770	Maturity	01/04/2027		113,500	0	478	478	9	0
Pay	1-Year BRL-CDI	7.800	Maturity	01/04/2027		18,000	25	49	74	0	(1)
Receive	1-Year BRL-CDI	8.635	Maturity	01/04/2027		61,100	0	(643)	(643)	1	0
Pay	1-Year BRL-CDI	8.640	Maturity	01/04/2027		131,800	443	948	1,391	0	(1)
Pay	1-Year BRL-CDI	8.750	Maturity	01/04/2027		39,000	(1)	69	68	0	(2)
Pay	1-Year BRL-CDI	9.600	Maturity	01/04/2027		70,800	(4)	1,464	1,460	3	0
Receive	1-Year BRL-CDI	10.300	Maturity	01/04/2027		129,700	7	(3,089)	(3,082)	0	(7)
Receive	3-Month CNY-CNREPOFIX	2.787	Quarterly	03/17/2025	CNY	67,400	0	(20)	(20)	0	(9)
Pay	3-Month CNY-CNREPOFIX	1.955	Quarterly	09/16/2025		61,600	(152)	(168)	(320)	11	0
Pay	3-Month CNY-CNREPOFIX	2.620	Quarterly	12/16/2025		41,900	(17)	(26)	(43)	7	0
Receive	3-Month CNY-CNREPOFIX	2.735	Quarterly	12/16/2025		41,700	0	11	11	0	(8)
Pay	3-Month COP-IBR Compounded-OIS	2.080	Quarterly	05/04/2022	COP	47,589,600	0	(23)	(23)	6	0
Receive	3-Month COP-IBR Compounded-OIS	2.720	Quarterly	05/04/2022		63,270,700	(181)	74	(107)	0	(8)
Receive	3-Month COP-IBR Compounded-OIS	2.148	Quarterly	09/25/2022		42,943,000	0	77	77	0	(10)
Receive	3-Month COP-IBR Compounded-OIS	4.360	Quarterly	03/30/2025		14,823,000	0	(45)	(45)	0	(2)
Pay	3-Month COP-IBR Compounded-OIS	3.240	Quarterly	10/15/2025		29,337,000	0	(336)	(336)	24	0
Pay	3-Month COP-IBR Compounded-OIS	3.620	Quarterly	11/26/2025		54,131,800	0	(443)	(443)	53	0
Receive	3-Month COP-IBR Compounded-OIS	3.125	Quarterly	01/15/2026		8,804,000	0	130	130	0	(10)
Receive	3-Month COP-IBR Compounded-OIS	3.060	Quarterly	02/05/2026		13,065,000	151	61	212	0	(15)
Receive	3-Month COP-IBR Compounded-OIS	4.030	Quarterly	06/19/2027		12,067,300	0	150	150	7	0
Receive	3-Month COP-IBR Compounded-OIS	3.975	Quarterly	06/23/2027		11,131,100	0	149	149	6	0
Receive	3-Month COP-IBR Compounded-OIS	3.680	Quarterly	11/03/2027		10,150,000	0	198	198	6	0
Receive	3-Month COP-IBR Compounded-OIS	3.690	Quarterly	11/03/2027		10,389,200	0	201	201	6	0
Pay	3-Month COP-IBR Compounded-OIS	4.340	Quarterly	07/29/2030		44,073,000	0	(937)	(937)	0	(34)
Receive	3-Month COP-IBR Compounded-OIS	4.155	Quarterly	01/15/2031		2,770,000	0	75	75	3	0
Receive	3-Month COP-IBR Compounded-OIS	4.115	Quarterly	02/01/2031		13,423,000	0	383	383	14	0
Pay	3-Month ZAR-JIBAR	7.020	Quarterly	07/26/2023	ZAR	16,200	0	65	65	1	0
Pay	3-Month ZAR-JIBAR	7.250	Quarterly	09/19/2023		229,900	(254)	1,207	953	10	0
Pay	3-Month ZAR-JIBAR	8.250	Quarterly	03/15/2024		31,400	8	192	200	1	0
Receive	3-Month ZAR-JIBAR	7.600	Quarterly	06/19/2024		230,100	(197)	(1,006)	(1,203)	0	(6)
Pay	3-Month ZAR-JIBAR	5.255	Quarterly	07/09/2025		162,400	9	(116)	(107)	0	(10)

32	PIMCO EMERGING MARKETS LOCAL CURRENCY AND BOND FUND	See Accompanying Notes

March 31, 2021

Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Receive	3-Month ZAR-JIBAR	4.970%	Quarterly	07/21/2025	ZAR	117,400	$0	$179	$179	$8	$0
Receive	3-Month ZAR-JIBAR	4.980	Quarterly	07/21/2025		219,400	0	328	328	15	0
Pay	3-Month ZAR-JIBAR	5.105	Quarterly	12/02/2025		76,900	2	(147)	(145)	0	(9)
Receive	3-Month ZAR-JIBAR	6.200	Quarterly	03/08/2026		358,300	(73)	(241)	(314)	55	0
Pay	3-Month ZAR-JIBAR	7.470	Quarterly	07/26/2026		58,070	0	271	271	0	(11)
Receive	3-Month ZAR-JIBAR	7.750	Quarterly	09/19/2028		14,200	3	(49)	(46)	4	0
Receive	3-Month ZAR-JIBAR	7.460	Quarterly	03/06/2030		70,800	0	(32)	(32)	18	0
Receive	3-Month ZAR-JIBAR	7.490	Quarterly	03/06/2030		70,700	0	(42)	(42)	18	0
Receive	6-Month CLP-CHILIBOR	0.524	Semi-Annual	07/03/2022	CLP	39,624,300	0	316	316	55	0
Receive	6-Month CLP-CHILIBOR	0.513	Semi-Annual	07/09/2022		22,136,000	0	189	189	31	0
Receive	6-Month CLP-CHILIBOR	0.525	Semi-Annual	07/09/2022		8,854,000	0	73	73	12	0
Pay	6-Month CLP-CHILIBOR	0.520	Semi-Annual	08/10/2022		7,547,000	0	(79)	(79)	0	(12)
Receive	6-Month CLP-CHILIBOR	0.700	Semi-Annual	11/24/2022		4,722,600	0	57	57	11	0
Pay(5)	6-Month CLP-CHILIBOR	1.159	Maturity	12/06/2022		30,709,000	0	(297)	(297)	0	(69)
Pay	6-Month CLP-CHILIBOR	0.742	Semi-Annual	01/11/2023		49,503,000	0	(714)	(714)	0	(127)
Receive	6-Month CLP-CHILIBOR	0.880	Semi-Annual	02/17/2023		13,602,000	0	186	186	39	0
Receive	6-Month CLP-CHILIBOR	1.900	Semi-Annual	03/01/2023		3,590,550	6	(56)	(50)	11	0
Receive	6-Month CLP-CHILIBOR	1.295	Semi-Annual	03/22/2023		5,250,000	0	26	26	17	0
Receive	6-Month CLP-CHILIBOR	1.900	Semi-Annual	09/11/2023		12,688,800	0	(103)	(103)	58	0
Receive	6-Month CLP-CHILIBOR	0.905	Semi-Annual	11/24/2023		6,322,000	0	185	185	31	0
Pay	6-Month CLP-CHILIBOR	1.070	Semi-Annual	12/10/2023		2,217,000	0	(53)	(53)	0	(11)
Pay	6-Month CLP-CHILIBOR	1.080	Semi-Annual	12/10/2023		2,217,000	0	(52)	(52)	0	(11)
Pay	6-Month CLP-CHILIBOR	1.090	Semi-Annual	12/10/2023		5,142,000	0	(118)	(118)	0	(26)
Pay	6-Month CLP-CHILIBOR	1.040	Semi-Annual	12/17/2023		862,000	0	(22)	(22)	0	(4)
Pay	6-Month CLP-CHILIBOR	0.985	Semi-Annual	01/07/2024		11,148,300	0	(333)	(333)	0	(56)
Pay	6-Month CLP-CHILIBOR	1.050	Semi-Annual	01/11/2024		4,938,000	0	(135)	(135)	0	(25)
Receive	6-Month CLP-CHILIBOR	1.225	Semi-Annual	02/10/2024		16,707,800	0	386	386	87	0
Receive	6-Month CLP-CHILIBOR	1.340	Semi-Annual	05/05/2024		10,939,200	0	216	216	62	0
Receive	6-Month CLP-CHILIBOR	2.585	Semi-Annual	12/04/2024		6,691,000	0	(221)	(221)	43	0
Receive	6-Month CLP-CHILIBOR	2.590	Semi-Annual	12/04/2024		6,788,000	0	(226)	(226)	43	0
Receive	6-Month CLP-CHILIBOR	2.635	Semi-Annual	12/04/2024		5,363,000	0	(192)	(192)	34	0
Receive	6-Month CLP-CHILIBOR	2.650	Semi-Annual	12/04/2024		5,495,000	0	(201)	(201)	35	0
Pay	6-Month CLP-CHILIBOR	2.780	Semi-Annual	12/09/2024		5,551,000	0	240	240	0	(35)
Pay	6-Month CLP-CHILIBOR	2.510	Semi-Annual	01/14/2025		18,107,800	0	441	441	0	(115)
Pay	6-Month CLP-CHILIBOR	2.393	Semi-Annual	02/05/2025		10,950,000	0	164	164	0	(71)
Pay	6-Month CLP-CHILIBOR	2.420	Semi-Annual	02/24/2025		424,000	0	6	6	0	(3)
Receive	6-Month CLP-CHILIBOR	1.020	Semi-Annual	03/01/2025		2,779,000	0	177	177	18	0
Receive	6-Month CLP-CHILIBOR	1.025	Semi-Annual	03/01/2025		2,895,000	0	184	184	18	0
Receive	6-Month CLP-CHILIBOR	1.030	Semi-Annual	03/01/2025		3,709,000	0	234	234	24	0
Pay	6-Month CLP-CHILIBOR	1.470	Semi-Annual	03/01/2025		5,410,000	0	(211)	(211)	0	(35)
Receive	6-Month CLP-CHILIBOR	1.935	Semi-Annual	03/10/2025		5,462,900	0	78	78	36	0
Receive	6-Month CLP-CHILIBOR	1.940	Semi-Annual	03/10/2025		2,731,300	0	38	38	18	0
Receive	6-Month CLP-CHILIBOR	1.840	Semi-Annual	03/13/2025		3,911,000	0	79	79	26	0
Pay	6-Month CLP-CHILIBOR	1.150	Semi-Annual	07/24/2025		8,009,500	0	(552)	(552)	0	(55)
Pay	6-Month CLP-CHILIBOR	1.740	Semi-Annual	12/09/2025		3,515,000	0	(144)	(144)	0	(25)
Pay	6-Month CLP-CHILIBOR	2.580	Semi-Annual	02/05/2026		4,380,000	0	37	37	0	(32)
Receive	6-Month CLP-CHILIBOR	1.780	Semi-Annual	02/17/2026		4,295,000	0	205	205	31	0
Receive	6-Month CLP-CHILIBOR	1.785	Semi-Annual	02/17/2026		1,952,000	0	93	93	14	0
Receive	6-Month CLP-CHILIBOR	1.790	Semi-Annual	02/17/2026		7,481,000	0	352	352	54	0
Receive	6-Month CLP-CHILIBOR	2.640	Semi-Annual	03/01/2026		521,000	0	(5)	(5)	4	0
Receive	6-Month CLP-CHILIBOR	2.305	Semi-Annual	03/10/2026		3,676,500	0	55	55	27	0
Receive	6-Month CLP-CHILIBOR	2.325	Semi-Annual	03/10/2026		2,451,100	0	34	34	18	0
Pay	6-Month CLP-CHILIBOR	1.950	Semi-Annual	05/05/2026		617,300	0	(22)	(22)	0	(5)
Receive	6-Month CLP-CHILIBOR	2.320	Semi-Annual	08/30/2026		1,629,900	0	41	41	14	0
Receive	6-Month CLP-CHILIBOR	2.335	Semi-Annual	09/03/2026		2,933,200	0	73	73	24	0
Receive	6-Month CLP-CHILIBOR	2.300	Semi-Annual	09/05/2026		5,884,100	0	164	164	48	0
Pay	6-Month CLP-CHILIBOR	2.665	Semi-Annual	01/07/2027		5,000,000	0	(15)	(15)	0	(44)
Pay	6-Month CLP-CHILIBOR	2.680	Semi-Annual	01/22/2027		6,630,000	0	(27)	(27)	0	(58)
Pay	6-Month CLP-CHILIBOR	1.684	Semi-Annual	06/04/2027		11,074,300	0	(1,045)	(1,045)	0	(92)
Pay	6-Month CLP-CHILIBOR	1.715	Semi-Annual	06/04/2027		2,208,900	0	(202)	(202)	0	(18)
Receive	6-Month CLP-CHILIBOR	2.260	Semi-Annual	09/10/2027		9,763,700	0	566	566	76	0
Receive	6-Month CLP-CHILIBOR	1.947	Semi-Annual	11/23/2027		4,288,000	0	362	362	31	0

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2021	33

Schedule of Investments PIMCO Emerging Markets Local Currency and Bond Fund (Cont.)

Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Receive	6-Month CLP-CHILIBOR	1.965%	Semi-Annual	11/24/2027	CLP	4,159,900	$0	$345	$345	$30	$0
Receive	6-Month CLP-CHILIBOR	2.000	Semi-Annual	11/25/2027		2,200,000	0	176	176	16	0
Receive	6-Month CLP-CHILIBOR	2.020	Semi-Annual	11/25/2027		2,827,000	0	221	221	20	0
Pay	6-Month CLP-CHILIBOR	2.245	Semi-Annual	12/10/2027		775,000	0	(46)	(46)	0	(6)
Pay	6-Month CLP-CHILIBOR	2.255	Semi-Annual	12/10/2027		4,170,000	0	(242)	(242)	0	(30)
Receive	6-Month CLP-CHILIBOR	3.215	Semi-Annual	01/14/2030		9,917,400	0	37	37	75	0
Pay	6-Month CLP-CHILIBOR	3.120	Semi-Annual	02/05/2030		1,423,000	0	(26)	(26)	0	(11)
Pay	6-Month CLP-CHILIBOR	2.080	Semi-Annual	06/01/2030		2,187,000	0	(311)	(311)	0	(14)
Pay	6-Month CLP-CHILIBOR	2.110	Semi-Annual	06/01/2030		825,000	0	(114)	(114)	0	(5)
Pay	6-Month CLP-CHILIBOR	2.105	Semi-Annual	07/13/2030		4,000,000	0	(579)	(579)	0	(25)
Pay	6-Month CLP-CHILIBOR	2.740	Semi-Annual	12/10/2030		2,415,000	0	(173)	(173)	0	(13)
Receive	6-Month CLP-CHILIBOR	2.548	Semi-Annual	01/07/2031		3,517,700	0	352	352	17	0
Pay	6-Month CLP-CHILIBOR	2.770	Semi-Annual	02/12/2031		1,550,000	0	(119)	(119)	0	(8)
Receive	6-Month CZK-PRIBOR	2.250	Annual	06/19/2021	CZK	476,900	(9)	(441)	(450)	0	(1)
Receive	6-Month CZK-PRIBOR	2.255	Annual	01/15/2023		692,200	0	(859)	(859)	36	0
Pay	6-Month CZK-PRIBOR	2.250	Annual	12/19/2023		1,055,200	(403)	1,943	1,540	0	(69)
Receive	6-Month CZK-PRIBOR	2.465	Annual	12/19/2023		1,012,700	0	(1,770)	(1,770)	66	0
Pay	6-Month CZK-PRIBOR	1.781	Annual	02/04/2024		638,200	0	472	472	0	(43)
Pay	6-Month CZK-PRIBOR	1.941	Annual	02/21/2025		340,000	12	265	277	0	(39)
Receive	6-Month CZK-PRIBOR	0.690	Annual	03/31/2025		5,800	0	9	9	1	0
Pay	6-Month CZK-PRIBOR	0.915	Annual	09/01/2025		47,200	0	(51)	(51)	0	(7)
Receive	6-Month CZK-PRIBOR	0.765	Annual	04/07/2026		50,700	0	86	86	9	0
Pay	6-Month CZK-PRIBOR	1.890	Annual	01/15/2030		49,600	0	22	22	0	(16)
Pay	6-Month CZK-PRIBOR	1.477	Annual	02/04/2030		233,600	0	(270)	(270)	0	(77)
Receive	6-Month CZK-PRIBOR	0.929	Annual	03/13/2030		85,500	0	283	283	28	0
Receive	6-Month CZK-PRIBOR	0.650	Annual	03/31/2030		73,800	64	260	324	25	0
Receive	6-Month CZK-PRIBOR	0.800	Annual	05/11/2030		181,100	0	656	656	61	0
Pay	6-Month HUF-BBR	0.950	Annual	03/02/2022	HUF	7,700,000	104	(123)	(19)	0	(10)
Pay	6-Month HUF-BBR	0.840	Annual	08/18/2022		8,293,800	(1)	(33)	(34)	0	(29)
Pay	6-Month HUF-BBR	0.960	Annual	03/05/2023		2,993,000	0	(85)	(85)	0	(19)
Pay	6-Month HUF-BBR	1.500	Annual	06/19/2024		5,305,100	(165)	185	20	0	(73)
Receive	6-Month HUF-BBR	0.980	Annual	07/23/2024		7,961,000	0	530	530	113	0
Receive	6-Month HUF-BBR	0.710	Annual	03/31/2025		2,281,500	0	349	349	43	0
Receive	6-Month HUF-BBR	1.100	Annual	04/03/2025		1,176,900	0	97	97	22	0
Receive	6-Month HUF-BBR	1.155	Annual	04/03/2025		1,682,600	0	124	124	32	0
Receive	6-Month HUF-BBR	0.825	Annual	08/06/2025		3,700,000	0	538	538	81	0
Pay	6-Month HUF-BBR	1.243	Annual	09/08/2025		4,421,600	(10)	(373)	(383)	0	(101)
Pay	6-Month HUF-BBR	1.770	Annual	02/24/2026		3,434,000	0	(165)	(165)	0	(94)
Pay	6-Month PLN-WIBOR	1.833	Annual	02/05/2022	PLN	100,300	0	398	398	0	(1)
Receive	6-Month PLN-WIBOR	1.942	Annual	03/20/2024		6,600	(8)	(50)	(58)	6	0
Receive	6-Month PLN-WIBOR	2.250	Annual	03/20/2024		2,700	(13)	(17)	(30)	3	0
Receive	6-Month PLN-WIBOR	1.834	Annual	07/03/2024		50,900	0	(573)	(573)	57	0
Pay	6-Month PLN-WIBOR	1.860	Annual	11/12/2024		33,900	29	298	327	0	(47)
Pay	6-Month PLN-WIBOR	1.540	Annual	03/02/2025		145,600	251	483	734	0	(236)
Receive	6-Month PLN-WIBOR	0.655	Annual	05/21/2025		62,000	0	214	214	110	0
Receive	6-Month PLN-WIBOR	0.481	Annual	08/06/2025		47,600	0	316	316	91	0
Pay	6-Month PLN-WIBOR	0.565	Annual	08/14/2025		70,600	0	(403)	(403)	0	(137)
Pay	6-Month PLN-WIBOR	0.730	Annual	02/05/2026		20,100	(58)	(70)	(128)	0	(45)
Receive	6-Month PLN-WIBOR	1.490	Annual	08/29/2029		58,100	10	160	170	199	0
Pay	6-Month PLN-WIBOR	1.421	Annual	02/25/2030		80,400	0	(598)	(598)	0	(289)
Pay	6-Month PLN-WIBOR	1.163	Annual	12/03/2030		8,700	0	(130)	(130)	0	(34)
Receive	6-Month PLN-WIBOR	1.280	Annual	02/08/2031		28,400	0	379	379	116	0
Receive	28-Day MXN-TIIE	6.765	Lunar	09/20/2021	MXN	454,700	0	(289)	(289)	0	(1)
Receive	28-Day MXN-TIIE	6.650	Lunar	09/22/2021		943,200	0	(569)	(569)	0	(2)
Pay	28-Day MXN-TIIE	6.575	Lunar	12/09/2021		105,200	0	85	85	1	0
Receive	28-Day MXN-TIIE	6.740	Lunar	12/09/2021		105,200	0	(91)	(91)	0	(1)
Pay	28-Day MXN-TIIE	6.475	Lunar	06/09/2022		85,000	0	91	91	2	0
Receive	28-Day MXN-TIIE	6.658	Lunar	06/09/2022		101,100	0	(119)	(119)	0	(3)
Pay(5)	28-Day MXN-TIIE	4.515	Lunar	08/17/2022		142,000	0	(30)	(30)	4	0
Pay(5)	28-Day MXN-TIIE	4.700	Lunar	08/25/2022		168,800	0	(23)	(23)	5	0
Receive	28-Day MXN-TIIE	4.535	Lunar	11/15/2022		393,300	0	113	113	0	(14)
Pay	28-Day MXN-TIIE	7.830	Lunar	12/15/2022		620,100	75	1,440	1,515	28	0

34	PIMCO EMERGING MARKETS LOCAL CURRENCY AND BOND FUND	See Accompanying Notes

March 31, 2021

Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Pay	28-Day MXN-TIIE	7.856%	Lunar	12/15/2022	MXN	521,600	$0	$1,286	$1,286	$24	$0
Pay	28-Day MXN-TIIE	7.875	Lunar	12/16/2022		76,500	0	190	190	4	0
Pay	28-Day MXN-TIIE	7.880	Lunar	12/27/2022		226,200	127	429	556	11	0
Pay	28-Day MXN-TIIE	4.245	Lunar	02/15/2023		188,100	0	(133)	(133)	9	0
Pay(5)	28-Day MXN-TIIE	4.350	Lunar	02/15/2023		963,300	0	(514)	(514)	34	0
Pay(5)	28-Day MXN-TIIE	4.290	Lunar	02/16/2023		229,100	0	(129)	(129)	8	0
Pay(5)	28-Day MXN-TIIE	4.300	Lunar	02/16/2023		1,247,600	0	(696)	(696)	43	0
Pay	28-Day MXN-TIIE	4.335	Lunar	02/21/2023		405,000	0	(258)	(258)	19	0
Pay	28-Day MXN-TIIE	5.000	Lunar	02/22/2023		407,600	(2,284)	2,271	(13)	20	0
Pay	28-Day MXN-TIIE	5.500	Lunar	02/22/2023		434,400	(1,869)	2,053	184	21	0
Pay	28-Day MXN-TIIE	7.650	Lunar	02/24/2023		1,161,000	0	2,760	2,760	62	0
Pay	28-Day MXN-TIIE	4.470	Lunar	02/27/2023		23,900	0	(13)	(13)	1	0
Pay	28-Day MXN-TIIE	4.520	Lunar	02/27/2023		47,800	0	(23)	(23)	2	0
Pay	28-Day MXN-TIIE	4.550	Lunar	02/27/2023		165,200	0	(75)	(75)	8	0
Pay	28-Day MXN-TIIE	4.560	Lunar	02/27/2023		23,900	0	(11)	(11)	1	0
Pay	28-Day MXN-TIIE	4.565	Lunar	02/27/2023		23,900	0	(10)	(10)	1	0
Pay	28-Day MXN-TIIE	7.150	Lunar	03/17/2023		1,033,400	0	2,046	2,046	58	0
Receive	28-Day MXN-TIIE	4.900	Lunar	03/22/2023		168,500	0	27	27	0	(9)
Receive	28-Day MXN-TIIE	6.360	Lunar	03/22/2023		564,000	(649)	(39)	(688)	0	(31)
Receive	28-Day MXN-TIIE	7.730	Lunar	03/23/2023		8,600	0	(22)	(22)	0	0
Receive	28-Day MXN-TIIE	7.720	Lunar	03/24/2023		3,789,000	0	(9,477)	(9,477)	0	(220)
Receive	28-Day MXN-TIIE	5.282	Lunar	03/29/2023		446,000	0	(82)	(82)	0	(24)
Pay	28-Day MXN-TIIE	5.860	Lunar	03/29/2023		538,600	0	394	394	30	0
Pay	28-Day MXN-TIIE	8.910	Lunar	11/15/2023		968,800	0	4,337	4,337	90	0
Pay	28-Day MXN-TIIE	8.818	Lunar	11/16/2023		1,798,700	0	7,837	7,837	166	0
Pay	28-Day MXN-TIIE	8.980	Lunar	11/23/2023		1,578,600	0	7,161	7,161	148	0
Receive	28-Day MXN-TIIE	7.910	Lunar	12/07/2023		339,200	0	(1,116)	(1,116)	0	(31)
Pay	28-Day MXN-TIIE	7.920	Lunar	12/28/2023		353,900	206	938	1,144	34	0
Receive	28-Day MXN-TIIE	8.325	Lunar	02/08/2024		700,000	0	(2,740)	(2,740)	0	(71)
Pay	28-Day MXN-TIIE	4.590	Lunar	02/20/2024		104,800	0	(122)	(122)	10	0
Receive	28-Day MXN-TIIE	4.540	Lunar	02/21/2024		151,900	0	187	187	0	(14)
Receive	28-Day MXN-TIIE	4.570	Lunar	02/21/2024		1,345,800	0	1,604	1,604	0	(126)
Receive	28-Day MXN-TIIE	8.035	Lunar	02/22/2024		538,100	(2,575)	705	(1,870)	0	(55)
Pay	28-Day MXN-TIIE	5.605	Lunar	03/26/2024		131,100	0	20	20	13	0
Receive	28-Day MXN-TIIE	7.865	Lunar	05/13/2024		784,500	(72)	(2,572)	(2,644)	0	(87)
Receive	28-Day MXN-TIIE	7.690	Lunar	05/22/2024		230,000	0	(710)	(710)	0	(26)
Pay	28-Day MXN-TIIE	4.870	Lunar	06/17/2024		1,179,700	0	(1,226)	(1,226)	125	0
Pay	28-Day MXN-TIIE	4.715	Lunar	06/24/2024		57,000	0	(73)	(73)	6	0
Pay	28-Day MXN-TIIE	4.695	Lunar	06/25/2024		286,500	0	(374)	(374)	30	0
Pay	28-Day MXN-TIIE	4.610	Lunar	06/27/2024		360,100	0	(518)	(518)	38	0
Receive	28-Day MXN-TIIE	7.180	Lunar	06/27/2024		1,091,200	0	(2,667)	(2,667)	0	(123)
Pay	28-Day MXN-TIIE	6.513	Lunar	09/26/2024		387,000	0	533	533	44	0
Receive	28-Day MXN-TIIE	4.870	Lunar	11/12/2024		104,900	0	143	143	0	(11)
Pay	28-Day MXN-TIIE	6.620	Lunar	01/02/2025		329,600	3	509	512	37	0
Pay	28-Day MXN-TIIE	6.600	Lunar	01/13/2025		186,200	0	275	275	21	0
Receive	28-Day MXN-TIIE	6.635	Lunar	01/15/2025		591,700	(242)	(665)	(907)	0	(67)
Receive	28-Day MXN-TIIE	4.840	Lunar	02/19/2025		128,000	0	212	212	0	(14)
Receive	28-Day MXN-TIIE	4.850	Lunar	02/19/2025		173,800	0	285	285	0	(18)
Pay	28-Day MXN-TIIE	6.510	Lunar	02/24/2025		371,900	0	468	468	42	0
Pay	28-Day MXN-TIIE	6.415	Lunar	02/25/2025		34,200	0	37	37	4	0
Receive	28-Day MXN-TIIE	6.855	Lunar	03/20/2025		966,000	0	(1,809)	(1,809)	0	(109)
Pay	28-Day MXN-TIIE	5.080	Lunar	06/16/2025		121,900	0	(182)	(182)	13	0
Receive	28-Day MXN-TIIE	4.830	Lunar	07/22/2025		430,400	(2)	878	876	0	(45)
Receive	28-Day MXN-TIIE	4.835	Lunar	07/24/2025		49,400	0	100	100	0	(5)
Pay	28-Day MXN-TIIE	4.970	Lunar	08/08/2025		141,000	0	(256)	(256)	15	0
Pay	28-Day MXN-TIIE	4.917	Lunar	08/11/2025		115,500	(5)	(218)	(223)	12	0
Pay	28-Day MXN-TIIE	4.980	Lunar	08/12/2025		113,600	0	(206)	(206)	12	0
Receive	28-Day MXN-TIIE	5.120	Lunar	09/29/2025		164,500	0	269	269	0	(17)
Receive	28-Day MXN-TIIE	4.770	Lunar	01/06/2026		124,300	0	320	320	0	(12)
Pay	28-Day MXN-TIIE	4.720	Lunar	02/06/2026		94,300	0	(261)	(261)	9	0
Pay	28-Day MXN-TIIE	4.730	Lunar	02/06/2026		264,100	2	(727)	(725)	26	0
Receive	28-Day MXN-TIIE	4.950	Lunar	02/11/2026		282,700	0	647	647	0	(28)
Receive	28-Day MXN-TIIE	4.943	Lunar	02/12/2026		47,400	0	110	110	0	(5)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2021	35

Schedule of Investments PIMCO Emerging Markets Local Currency and Bond Fund (Cont.)

Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Receive	28-Day MXN-TIIE	4.950%	Lunar	02/12/2026	MXN	74,200	$0	$170	$170	$0	$(7)
Receive	28-Day MXN-TIIE	6.210	Lunar	03/19/2026		79,800	0	(28)	(28)	0	(8)
Pay	28-Day MXN-TIIE	7.990	Lunar	03/16/2028		4,000	0	18	18	0	0
Pay	28-Day MXN-TIIE	7.977	Lunar	03/17/2028		2,253,100	0	9,858	9,858	200	0
Receive	28-Day MXN-TIIE	9.210	Lunar	11/08/2028		400,200	(135)	(3,168)	(3,303)	0	(34)
Receive	28-Day MXN-TIIE	9.100	Lunar	11/09/2028		1,090,200	0	(8,621)	(8,621)	0	(93)
Receive	28-Day MXN-TIIE	9.330	Lunar	11/16/2028		1,103,300	0	(9,462)	(9,462)	0	(95)
Pay	28-Day MXN-TIIE	8.483	Lunar	01/17/2029		415,000	0	2,474	2,474	33	0
Pay	28-Day MXN-TIIE	8.493	Lunar	01/17/2029		196,950	0	1,180	1,180	16	0
Receive	28-Day MXN-TIIE	8.110	Lunar	05/03/2029		542,200	7	(2,628)	(2,621)	0	(40)
Pay	28-Day MXN-TIIE	8.135	Lunar	05/07/2029		181,800	0	890	890	13	0
Pay	28-Day MXN-TIIE	7.675	Lunar	06/04/2029		80,500	0	274	274	6	0
Receive	28-Day MXN-TIIE	6.845	Lunar	11/02/2029		215,800	0	(135)	(135)	0	(13)
Receive	28-Day MXN-TIIE	6.830	Lunar	12/27/2029		25,600	0	(13)	(13)	0	(1)
Receive	28-Day MXN-TIIE	6.618	Lunar	01/18/2030		257,800	0	77	77	0	(14)
Pay	28-Day MXN-TIIE	7.210	Lunar	02/28/2030		120,300	0	210	210	7	0
Pay	28-Day MXN-TIIE	7.220	Lunar	02/28/2030		117,600	0	209	209	6	0
Receive	28-Day MXN-TIIE	7.750	Lunar	03/08/2030		387,800	0	(1,383)	(1,383)	0	(22)
Receive	28-Day MXN-TIIE	6.288	Lunar	04/25/2030		324,500	(119)	615	496	0	(15)
Receive	28-Day MXN-TIIE	6.040	Lunar	05/02/2030		61,800	0	150	150	0	(3)
Receive	28-Day MXN-TIIE	6.060	Lunar	05/16/2030		32,300	0	76	76	0	(1)
Receive	28-Day MXN-TIIE	5.940	Lunar	05/23/2030		54,300	0	152	152	0	(2)
Receive	28-Day MXN-TIIE	6.095	Lunar	05/29/2030		30,800	0	70	70	0	(1)
Receive	28-Day MXN-TIIE	5.893	Lunar	06/05/2030		176,800	0	532	532	0	(8)
Pay	28-Day MXN-TIIE	5.885	Lunar	06/07/2030		279,600	0	(852)	(852)	12	0
Pay	28-Day MXN-TIIE	5.870	Lunar	06/12/2030		116,000	0	(362)	(362)	5	0
Pay	28-Day MXN-TIIE	5.865	Lunar	06/13/2030		251,300	0	(774)	(774)	11	0
Receive	28-Day MXN-TIIE	5.590	Lunar	07/03/2030		95,900	0	396	396	0	(4)
Receive	28-Day MXN-TIIE	5.610	Lunar	07/03/2030		265,500	(1)	1,079	1,078	0	(11)
Pay	28-Day MXN-TIIE	5.445	Lunar	12/05/2030		21,300	0	(106)	(106)	1	0
Pay	28-Day MXN-TIIE	5.450	Lunar	12/05/2030		18,900	0	(93)	(93)	1	0
Pay	28-Day MXN-TIIE	5.540	Lunar	12/31/2030		70,700	0	(329)	(329)	2	0
Pay	28-Day MXN-TIIE	5.520	Lunar	01/27/2031		211,600	(458)	(555)	(1,013)	6	0
Pay	28-Day MXN-TIIE	5.980	Lunar	02/12/2031		58,300	0	(184)	(184)	2	0
Pay	28-Day MXN-TIIE	5.990	Lunar	02/12/2031		138,300	0	(431)	(431)	4	0
Pay	28-Day MXN-TIIE	6.040	Lunar	02/12/2031		497,500	5	(1,463)	(1,458)	14	0
Pay	28-Day MXN-TIIE	8.320	Lunar	01/07/2032		525,400	360	2,495	2,855	6	0
Receive	28-Day MXN-TIIE	8.103	Lunar	01/04/2038		26,800	0	(95)	(95)	0	(2)
Pay	28-Day MXN-TIIE	7.890	Lunar	05/27/2039		434,200	0	959	959	15	0
Pay	28-Day MXN-TIIE	7.675	Lunar	06/09/2039		421,800	0	486	486	14	0
Pay	28-Day MXN-TIIE	7.625	Lunar	07/12/2039		124,000	0	106	106	4	0
Pay	28-Day MXN-TIIE	7.640	Lunar	07/13/2039		106,600	0	99	99	3	0
Pay	28-Day MXN-TIIE	7.127	Lunar	08/10/2039		132,900	0	(236)	(236)	4	0
Receive	28-Day MXN-TIIE	7.210	Lunar	10/28/2039		40,000	0	55	55	0	(1)
Receive	28-Day MXN-TIIE	7.253	Lunar	10/28/2039		80,000	0	92	92	0	(2)
Receive	28-Day MXN-TIIE	7.180	Lunar	10/31/2039		94,900	0	147	147	0	(3)
Receive	28-Day MXN-TIIE	7.200	Lunar	10/31/2039		82,300	0	119	119	0	(2)
Receive	28-Day MXN-TIIE	7.065	Lunar	12/26/2039		95,600	0	210	210	0	(2)
Pay	28-Day MXN-TIIE	7.990	Lunar	02/17/2040		69,200	0	187	187	2	0
Pay	28-Day MXN-TIIE	8.300	Lunar	02/17/2040		286,700	0	1,245	1,245	6	0
Receive	28-Day MXN-TIIE	6.623	Lunar	05/17/2040		66,500	0	309	309	0	(1)
Receive	28-Day MXN-TIIE	6.435	Lunar	05/18/2040		14,500	0	82	82	0	0
Receive	28-Day MXN-TIIE	6.463	Lunar	05/18/2040		79,400	0	437	437	0	(2)
Receive	28-Day MXN-TIIE	6.500	Lunar	05/25/2040		181,500	0	968	968	0	(4)
Receive	28-Day MXN-TIIE	6.480	Lunar	05/28/2040		406,000	0	2,213	2,213	0	(8)
Receive	28-Day MXN-TIIE	6.545	Lunar	05/30/2040		74,600	0	381	381	0	(2)
Receive	28-Day MXN-TIIE	6.540	Lunar	05/31/2040		164,600	0	832	832	0	(3)
Receive	28-Day MXN-TIIE	6.430	Lunar	06/04/2040		17,000	0	96	96	0	0
Receive	28-Day MXN-TIIE	6.380	Lunar	06/05/2040		85,800	0	509	509	0	(2)
Receive	28-Day MXN-TIIE	6.260	Lunar	06/07/2040		101,100	0	665	665	0	(2)
Receive	28-Day MXN-TIIE	6.465	Lunar	09/26/2040		64,000	0	356	356	0	(1)

							$(7,700)	$19,942	$12,242	$4,694	$(4,449)

Total Swap Agreements							$(7,781)	$20,048	$12,267	$4,694	$(4,449)

36	PIMCO EMERGING MARKETS LOCAL CURRENCY AND BOND FUND	See Accompanying Notes

March 31, 2021

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of March 31, 2021:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset			Market Value	Variation Margin Liability
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements	Total
Total Exchange-Traded or Centrally Cleared	$0	$0	$4,694	$4,694	$0	$0	$(4,449)	$(4,449)

Cash of $15,238 has been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2021. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.

(k)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
BOA	04/2021		BRL	382,019	$		67,434	$0	$(437)
	04/2021		COP	6,174,036			1,727	41	0
	04/2021		MXN	103,838			5,002	0	(74)
	04/2021		PEN	32,986			8,760	0	(52)
	04/2021		RUB	81,867			1,069	0	(12)
	04/2021		TRY	10,317			1,235	0	0
	04/2021	$		69,631		BRL	382,019	0	(1,761)
	04/2021			8,348		HUF	2,487,795	0	(294)
	04/2021			9,045		PEN	32,986	0	(233)
	04/2021			24,443		PLN	91,971	0	(1,169)
	04/2021			510		TRY	3,931	0	(37)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2021	37

Schedule of Investments PIMCO Emerging Markets Local Currency and Bond Fund (Cont.)

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
	04/2021	$		1,600		UAH	46,000	$46	$0
	04/2021		ZAR	58,556	$		3,969	4	0
	05/2021		AUD	1,993			1,516	1	0
	05/2021		EUR	14,315			16,995	193	0
	05/2021		ILS	36,033			10,968	185	0
	05/2021	$		51,240		BRL	290,143	218	0
	05/2021			4,209		ILS	13,680	0	(115)
	05/2021			2,047		RUB	153,031	0	(34)
	05/2021		ZAR	29,278	$		1,972	1	0
	06/2021		CNH	17,884			2,727	17	0
	06/2021		MYR	18,784			4,534	13	(9)
	06/2021		THB	409,333			13,179	84	0
	06/2021	$		17,818		CNH	116,394	0	(181)
	06/2021			413		EGP	6,649	2	0
	06/2021			6,001		IDR	87,697,540	0	(40)
	06/2021			6,116		PHP	301,213	49	0
	06/2021			4,511		RON	18,274	0	(172)
	06/2021			320		RUB	24,133	0	(3)
	06/2021			1,788		ZAR	27,383	50	0
	06/2021		ZAR	36,530	$		2,410	0	(42)
	02/2022			46,651			2,909	0	(124)
BPS	04/2021		BRL	78,602			13,720	0	(245)
	04/2021		COP	6,175,741			1,727	41	0
	04/2021		HUF	743,957			2,474	66	0
	04/2021		PLN	71,544			18,735	630	0
	04/2021		TRY	59,778			7,444	283	(28)
	04/2021	$		14,095		BRL	78,602	118	(249)
	04/2021			30,586		HUF	9,049,619	0	(1,288)
	04/2021			16,756		PLN	62,561	0	(924)
	04/2021			8,555		TRY	63,484	0	(951)
	05/2021		COP	15,743,210	$		4,361	65	0
	05/2021	$		6,871		COP	25,085,435	0	(26)
	05/2021			12,842		CZK	272,544	0	(596)
	05/2021			3		TRY	21	0	0
	05/2021			1,835		ZAR	27,275	1	0
	06/2021		INR	168,634	$		2,289	10	0
	06/2021		KRW	328,800			292	1	0
	06/2021		MYR	5,441			1,320	8	0
	06/2021		PHP	193,981			3,955	0	(15)
	06/2021		THB	177,696			5,679	0	(6)
	06/2021	$		5,719		CNH	37,531	0	(32)
	06/2021			2,137		IDR	31,161,948	0	(19)
	06/2021			4,034		PHP	198,608	31	0
	08/2021		MXN	494,339	$		23,178	0	(684)
	02/2022	$		1,910		VND	44,025,500	0	(12)
BRC	06/2021		IDR	77,606,728	$		5,345	70	0
BSH	04/2021		BRL	48,500			8,513	0	(104)
	04/2021	$		8,654		BRL	48,500	0	(38)
	09/2021			737		UYU	33,499	3	0
	01/2022		BRL	50,100	$		8,708	52	0
CBK	04/2021			69,087			12,218	105	(161)
	04/2021		EGP	196,143			11,944	0	(485)
	04/2021		PEN	106,904			29,208	651	0
	04/2021		PLN	19,595			5,096	137	0
	04/2021		RUB	176,489			2,369	40	0
	04/2021		TRY	28,190			3,467	83	0
	04/2021	$		12,126		BRL	69,087	148	0
	04/2021			4,723		COP	17,459,000	45	0
	04/2021			32,446		PEN	121,390	84	(103)

38	PIMCO EMERGING MARKETS LOCAL CURRENCY AND BOND FUND	See Accompanying Notes

March 31, 2021

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
	04/2021	$		12,999		PLN	47,928	$0	$(871)
	04/2021			4,783		RUB	366,723	57	0
	04/2021			2,338		UYU	104,587	23	0
	04/2021			272		ZAR	4,010	0	(1)
	05/2021		COP	54,936,576	$		15,178	196	(9)
	05/2021		PEN	108,379			30,053	1,105	0
	05/2021		RUB	336,714			4,498	68	0
	05/2021	$		5,440		BRL	31,567	159	0
	05/2021			967		EUR	823	0	(1)
	05/2021			1,741		MXN	38,140	119	0
	05/2021			10,244		PEN	37,905	0	(119)
	06/2021		CNH	16,984	$		2,594	20	0
	06/2021		EGP	77,039			4,781	0	(33)
	06/2021		PEN	21,754			5,864	55	0
	06/2021		THB	580,054			18,708	151	0
	06/2021	$		6,737		PEN	24,879	0	(93)
	06/2021			1,898		RON	7,789	0	(49)
	06/2021			4,952		RUB	369,098	0	(116)
	07/2021		BRL	14,900	$		2,847	216	0
	08/2021		PEN	18,975			5,216	150	0
	08/2021	$		90,325		MXN	1,895,756	1,185	0
	09/2021		PEN	5,900	$		1,602	27	0
	12/2021			4,505			1,205	4	0
	02/2022	$		670		ZAR	10,451	10	0
	02/2022		ZAR	125,747	$		7,865	1	(312)
DUB	04/2021		PEN	24,879			6,624	0	(21)
	04/2021	$		6,714		PEN	24,879	0	(68)
	05/2021		PEN	13,787	$		3,659	0	(24)
	05/2021		TRY	47,224			6,394	812	0
	05/2021	$		4,282		BRL	24,341	35	0
	05/2021			5,955		PEN	22,375	31	(8)
	06/2021			17,598		MYR	71,601	0	(332)
FBF	04/2021			537		TRY	4,147	0	(35)
GLM	04/2021		BRL	214,789	$		39,151	1,052	(61)
	04/2021		DOP	132,487			2,228	0	(93)
	04/2021		MXN	41,700			2,008	0	(31)
	04/2021		PEN	12,910			3,579	131	0
	04/2021		RUB	178,804			2,371	14	(3)
	04/2021		TRY	29,286			3,526	3	(21)
	04/2021	$		37,700		BRL	214,789	460	0
	04/2021			41,548		COP	152,702,646	151	0
	04/2021			6,345		MXN	132,638	139	0
	04/2021			10,364		PLN	38,634	0	(587)
	04/2021			7,199		TRY	54,252	0	(720)
	04/2021		ZAR	30,688	$		2,084	5	0
	05/2021		DOP	311,363			5,238	0	(202)
	05/2021	$		13,379		COP	47,841,977	0	(324)
	05/2021			4,307		DOP	250,000	60	0
	05/2021			2,939		ILS	9,711	0	(33)
	05/2021			827		RUB	61,632	0	(16)
	05/2021			6,337		TRY	46,866	0	(798)
	05/2021			12,898		ZAR	193,221	108	0
	05/2021		ZAR	590,742	$		39,723	0	(43)
	06/2021		CLP	1,983,443			2,759	5	0
	06/2021		DOP	798,247			13,492	0	(396)
	06/2021		PHP	1,919,688			39,289	0	(1)
	06/2021		RON	10,792			2,590	28	0
	07/2021		BRL	142,700			25,216	24	0
	07/2021		DOP	194,835			3,291	0	(79)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2021	39

Schedule of Investments PIMCO Emerging Markets Local Currency and Bond Fund (Cont.)

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
	08/2021		DOP	141,471	$		2,394	$0	$(48)
	09/2021			666,487			11,488	59	0
	10/2021		BRL	83,000			14,992	486	0
	02/2022	$		6,917		BRL	38,251	0	(352)
	02/2022			2,094		ZAR	32,696	34	0
	02/2022		ZAR	304,068	$		19,455	0	(329)
HUS	04/2021		BRL	33,158			5,694	0	(197)
	04/2021		COP	17,911,442			4,449	0	(442)
	04/2021		EGP	32,603			1,988	0	(76)
	04/2021		GBP	164			229	3	0
	04/2021		MXN	154,288			7,445	0	(97)
	04/2021		PEN	32,217			8,588	8	(26)
	04/2021	$		5,820		BRL	33,158	71	0
	04/2021			111		HUF	32,904	0	(4)
	04/2021			14,881		PEN	54,665	0	(279)
	04/2021			27,975		PLN	104,660	0	(1,489)
	05/2021		AUD	200	$		156	4	0
	05/2021		EUR	32,123			38,597	894	0
	05/2021		ILS	52,336			16,068	407	0
	05/2021		PEN	68,048			18,351	212	(38)
	05/2021		RUB	341,220			4,555	66	0
	05/2021	$		5,731		CZK	121,396	0	(276)
	05/2021			25,366		EUR	21,141	0	(553)
	05/2021			2,645		ILS	8,689	0	(45)
	05/2021			5,207		PEN	19,149	0	(92)
	05/2021			1,286		RUB	95,962	0	(24)
	06/2021		IDR	39,929,004	$		2,742	28	0
	06/2021		MYR	43,224			10,470	47	0
	06/2021		THB	125,511			4,017	2	0
	06/2021	$		12,530		CLP	9,100,234	108	0
	06/2021			214		HKD	1,660	0	0
	06/2021			3,087		INR	227,074	0	(19)
	06/2021			7,194		MXN	150,006	93	0
	06/2021			5,572		RON	22,498	0	(230)
	06/2021			653		RUB	48,557	0	(17)
	06/2021			28,753		THB	882,766	4	(516)
	06/2021			336		ZAR	5,013	1	0
	06/2021		ZAR	280,040	$		18,435	0	(362)
	09/2021	$		567		PEN	2,094	0	(8)
	12/2021		PEN	30,123	$		8,121	84	0
	01/2022		BRL	5,682			989	7	0
IND	04/2021	$		13,144		HUF	4,055,186	0	(15)
	04/2021			2,957		ZAR	43,933	19	(2)
	05/2021			122		CZK	2,599	0	(5)
	05/2021			170		ZAR	2,548	2	0
	06/2021		MYR	10,835	$		2,628	15	0
	06/2021		THB	93,334			3,011	25	0
	06/2021	$		296		ZAR	4,507	6	0
	06/2021		ZAR	5,103	$		342	0	0
	02/2022			45,659			2,957	4	(17)
JPM	04/2021		BRL	246,163			43,779	340	(295)
	04/2021		KZT	3,412,800			7,584	0	(430)
	04/2021		PEN	17,122			4,718	144	0
	04/2021		PLN	23,928			6,420	365	0
	04/2021		RUB	508,480			6,643	0	(69)
	04/2021		TRY	32,343			3,844	0	(30)
	04/2021	$		44,168		BRL	246,163	0	(434)
	04/2021			569		MXN	11,733	4	0
	04/2021			4,559		PEN	17,122	15	0

40	PIMCO EMERGING MARKETS LOCAL CURRENCY AND BOND FUND	See Accompanying Notes

March 31, 2021

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
	04/2021	$		11,436		RUB	857,845	$35	$(148)
	04/2021			523		TRY	4,040	0	(33)
	04/2021			130		ZAR	1,914	0	(1)
	05/2021		ILS	50,569	$		15,337	204	0
	05/2021	$		8,200		ILS	26,928	0	(142)
	06/2021		CNY	8,908	$		1,367	18	0
	06/2021		RON	17,032			4,110	66	0
	06/2021	$		4,172		RON	16,923	0	(154)
	06/2021			32,566		THB	1,004,270	0	(438)
	06/2021		ZAR	59,534	$		3,895	0	(101)
	07/2021		BRL	237,900			42,046	48	0
	09/2021	$		4,076		KZT	1,778,155	0	(34)
	10/2021		BRL	158,400	$		28,026	342	0
	10/2021		KES	43,253			365	0	(15)
	02/2022		ZAR	1,988			130	1	0
MYI	04/2021		BRL	2,293			403	0	(5)
	04/2021		HUF	1,514,160			4,933	31	0
	04/2021		MXN	33,841			1,618	0	(36)
	04/2021		PLN	27,139			7,117	249	0
	04/2021		TRY	2,878			348	2	0
	04/2021	$		401		BRL	2,293	6	0
	04/2021			13,441		HUF	3,975,373	0	(571)
	04/2021			1,961		ILS	6,288	0	(80)
	04/2021			5,059		PLN	19,625	0	(93)
	05/2021		BRL	15,675	$		2,718	0	(62)
	05/2021		CZK	79,796			3,629	44	0
	05/2021	$		3,218		CZK	69,684	0	(86)
	05/2021			2,069		EUR	1,750	0	(15)
	05/2021			890		ILS	2,927	0	(15)
	05/2021			1,289		ZAR	19,268	8	0
	06/2021		CNH	260,042	$		39,591	189	0
	06/2021		MYR	21,795			5,312	56	0
	06/2021		PHP	234,166			4,775	0	(18)
	06/2021	$		6,847		IDR	99,451,808	0	(87)
	06/2021			2,137		INR	157,134	0	(14)
	06/2021			7,010		KRW	7,919,197	13	0
	06/2021			202		ZAR	3,007	0	0
	09/2021			2,069		KZT	902,084	0	(19)
	10/2021		BRL	64,000	$		11,413	228	0
	10/2021	$		516		TRY	5,155	28	0
RBC	05/2021			2,165		ZAR	31,857	0	(20)
RYL	04/2021		TRY	1,942	$		234	0	0
	04/2021	$		2,236		ZAR	33,190	14	(2)
	09/2021			1,071		KZT	465,885	0	(12)
	02/2022		ZAR	14,626	$		950	3	(5)
SCX	04/2021		HUF	711,822			2,301	0	(3)
	04/2021		TRY	24,886			3,032	43	(9)
	04/2021	$		19,557		PLN	73,131	0	(1,050)
	04/2021			114		TRY	844	0	(13)
	05/2021		PEN	8,248	$		2,221	18	0
	05/2021	$		5,388		AUD	6,819	0	(208)
	05/2021			114		TRY	852	0	(14)
	05/2021			5,391		ZAR	79,812	0	(19)
	06/2021		IDR	45,207,861	$		3,106	33	0
	06/2021		MYR	17,782			4,304	16	0
	06/2021		THB	125,491			4,017	2	0
	06/2021		TWD	83,465			3,036	81	0
	06/2021	$		29,680		INR	2,207,415	147	0
	06/2021			20,856		MYR	86,280	0	(50)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2021	41

Schedule of Investments PIMCO Emerging Markets Local Currency and Bond Fund (Cont.)

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
	06/2021	$		3,072		ZAR	46,989	$84	$(2)
	10/2021		KES	211,049	$		1,781	0	(69)
SOG	05/2021	$		2,004		ZAR	29,783	1	0
SSB	04/2021			3,207		PLN	11,973	0	(177)
TOR	04/2021		TRY	4,360	$		523	1	0
	04/2021	$		207		ZAR	3,044	0	0
	02/2022		ZAR	3,162	$		207	1	0
UAG	04/2021		BRL	10,742			1,862	0	(46)
	04/2021		MXN	116,286			5,605	0	(79)
	04/2021		RUB	62,129			816	0	(4)
	04/2021		TRY	12,763			1,712	182	0
	04/2021	$		1,885		BRL	10,742	23	0
	04/2021			15,461		MXN	318,967	130	0
	04/2021			124		PLN	464	0	(7)
	04/2021			293		RUB	21,710	0	(7)
	04/2021			211		ZAR	3,153	2	0
	05/2021		CZK	49,281	$		2,246	32	0
	05/2021		ILS	19,612			5,875	6	0
	05/2021	$		6,377		CZK	135,062	0	(308)
	05/2021			3,734		EUR	3,073	0	(127)
	05/2021			6,422		RUB	479,333	0	(116)
	05/2021			109		TRY	814	0	(13)
	06/2021		IDR	48,885,239	$		3,342	19	0
	06/2021	$		571		RUB	42,683	0	(12)
	10/2021		TRY	5,155	$		522	0	(22)
	01/2023	$		3,023		TWD	78,505	0	(116)

Total Forward Foreign Currency Contracts								$16,143	$(27,748)

PURCHASED OPTIONS:

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount(1)	Cost	Market Value
BOA	Call - OTC USD versus INR	INR	92.600	06/16/2025	1,500	$90	$65
	Put - OTC USD versus INR		92.600	06/16/2025	1,500	90	131
BPS	Put - OTC USD versus BRL	BRL	5.400	04/30/2021	7,983	300	47
	Put - OTC USD versus BRL		5.350	06/04/2021	7,413	132	78
	Call - OTC USD versus BRL		6.300	06/04/2021	7,413	56	42
	Put - OTC USD versus ZAR	ZAR	14.500	06/04/2021	7,413	75	116
	Call - OTC USD versus ZAR		16.950	06/04/2021	7,413	70	29
GLM	Call - OTC USD versus BRL	BRL	5.800	02/15/2022	16,081	810	1,108
JPM	Put - OTC USD versus CNH	CNH	6.250	02/18/2022	33,027	34	10
	Put - OTC USD versus MXN	MXN	20.000	06/04/2021	7,413	65	93
	Call - OTC USD versus MXN		23.160	06/04/2021	7,413	58	23
MYI	Put - OTC AUD versus USD	$	0.750	04/26/2021	10,960	81	48

Total Purchased Options						$1,861	$1,790

42	PIMCO EMERGING MARKETS LOCAL CURRENCY AND BOND FUND	See Accompanying Notes

March 31, 2021

WRITTEN OPTIONS:

CREDIT DEFAULT SWAPTIONS ON CREDIT INDICES

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
CBK	Put - OTC CDX.IG-35 5-Year Index	Sell	0.800%	05/19/2021	5,600	$(5)	$(1)
DUB	Put - OTC CDX.IG-35 5-Year Index	Sell	0.750	05/19/2021	6,400	(6)	(1)
FBF	Put - OTC CDX.IG-35 5-Year Index	Sell	0.900	06/16/2021	6,100	(9)	(2)
GST	Put - OTC CDX.IG-35 5-Year Index	Sell	0.750	05/19/2021	12,100	(12)	(3)
JPM	Put - OTC CDX.IG-35 5-Year Index	Sell	0.750	05/19/2021	6,200	(6)	(1)
MYC	Put - OTC CDX.IG-35 5-Year Index	Sell	0.800	05/19/2021	5,800	(6)	(1)

						$(44)	$(9)

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
BPS	Put - OTC USD versus BRL	BRL	5.100	04/30/2021	7,983	$(113)	$(5)
	Put - OTC USD versus BRL		5.250	04/30/2021	7,983	(191)	(17)
	Call - OTC USD versus BRL		5.800	06/04/2021	7,413	(178)	(162)
	Call - OTC USD versus ZAR	ZAR	15.750	06/04/2021	7,413	(185)	(88)
BRC	Call - OTC USD versus BRL	BRL	6.000	04/12/2021	15,100	(154)	(15)
DUB	Call - OTC USD versus TRY	TRY	7.400	05/04/2021	16,213	(502)	(2,077)
GLM	Put - OTC USD versus BRL	BRL	5.000	02/15/2022	16,081	(412)	(219)
	Call - OTC USD versus BRL		6.300	02/15/2022	16,081	(467)	(643)
JPM	Call - OTC USD versus MXN	MXN	21.670	06/04/2021	7,413	(159)	(76)
MYI	Call - OTC AUD versus USD	$	0.790	04/26/2021	10,960	(80)	(6)
	Put - OTC USD versus ILS	ILS	3.100	04/15/2021	19,000	(90)	0
	Put - OTC USD versus ILS		3.180	04/15/2021	12,500	(68)	(1)
	Call - OTC USD versus ILS		3.270	04/15/2021	19,000	(90)	(423)
	Call - OTC USD versus ILS		3.370	04/15/2021	12,500	(68)	(34)
	Call - OTC USD versus ZAR	ZAR	17.000	04/12/2021	15,100	(144)	(1)
UAG	Call - OTC USD versus TRY	TRY	12.000	10/27/2021	3,700	(167)	(133)

						$(3,068)	$(3,900)

Total Written Options						$(3,112)	$(3,909)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON SOVEREIGN ISSUES - BUY PROTECTION(2)

Counterparty	Reference Entity	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2021(4)	Notional Amount(5)	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(6)
									Asset	Liability
BPS	Brazil Government International Bond	(1.000)%	Quarterly	12/20/2024	1.805%	$19,200	$(31)	$585	$554	$0
GST	Brazil Government International Bond	(1.000)	Quarterly	06/20/2025	1.947	8,000	407	(102)	305	0

							$376	$483	$859	$0

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2021	43

Schedule of Investments PIMCO Emerging Markets Local Currency and Bond Fund (Cont.)

CREDIT DEFAULT SWAPS ON CORPORATE AND SOVEREIGN ISSUES - SELL PROTECTION(3)

Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2021(4)	Notional Amount(5)	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(6)
									Asset	Liability
BRC	Eskom Holdings SOC Ltd.	1.000%	Quarterly	12/20/2021	2.968%	$3,700	$(80)	$28	$0	$(52)
	Nigeria Government International Bond	5.000	Quarterly	12/20/2021	0.895	3,000	161	(67)	94	0
DUB	Egypt Government International Bond	5.000	Quarterly	06/20/2022	1.430	3,200	110	34	144	0
FBF	Egypt Government International Bond	1.000	Quarterly	12/20/2021	1.138	10,000	(853)	846	0	(7)
	Panama Government International Bond	1.000	Quarterly	06/20/2022	0.241	1,400	(7)	21	14	0
GST	Petroleos Mexicanos	1.000	Quarterly	06/20/2021	1.450	1,200	(12)	11	0	(1)
HUS	Panama Government International Bond	1.000	Quarterly	06/20/2022	0.241	6,900	(28)	95	67	0
JPM	Petroleos Mexicanos	1.000	Quarterly	06/20/2021	1.450	1,300	(13)	12	0	(1)
	Turkey Government International Bond	1.000	Quarterly	06/20/2021	4.063	5,800	(455)	417	0	(38)
NGF	South Africa Government International Bond	1.000	Quarterly	06/20/2021	0.511	13,400	(27)	45	18	0

							$(1,204)	$1,442	$337	$(99)

CROSS-CURRENCY SWAPS

Counterparty	Receive	Pay	Payment Frequency	Maturity Date(7)	Notional Amount of Currency Received	Notional Amount of Currency Delivered	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BPS	Floating rate equal to 1-Month MXN-LIBOR less 0.140% based on the notional amount of currency received	Floating rate equal to 1-Month USD-LIBOR based on the notional amount of currency delivered	Maturity	05/05/2023	MXN 445,600	$22,280	$43	$(416)	$0	$(373)
GLM	Floating rate equal to 3-Month TRY-LIBOR plus 0.223% based on the notional amount of currency received	Floating rate equal to 3-Month TRY-LIBOR based on the notional amount of currency delivered	Maturity	04/16/2024	TRY 34,700	6,006	2	(863)	0	(861)

							$45	$(1,279)	$0	$(1,234)

44	PIMCO EMERGING MARKETS LOCAL CURRENCY AND BOND FUND	See Accompanying Notes

March 31, 2021

INTEREST RATE SWAPS

Counterparty	Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
BOA	Receive	3-Month ILS-TELBOR	0.295%	Annual	09/08/2025	ILS	39,000	$0	$132	$132	$0
	Pay	3-Month ILS-TELBOR	1.963	Annual	02/16/2028		28,700	(2)	600	598	0
	Receive	3-Month ILS-TELBOR	0.800	Annual	04/24/2028		130,200	0	201	201	0
	Pay	3-Month ILS-TELBOR	1.998	Annual	06/20/2028		18,500	0	473	473	0
	Pay	3-Month ILS-TELBOR	0.680	Annual	09/08/2030		19,500	0	(281)	0	(281)
	Receive	3-Month KRW-KORIBOR	1.197	Quarterly	03/18/2025	KRW	64,449,000	0	426	426	0
BPS	Receive	3-Month COP-IBR Compounded-OIS	5.610	Quarterly	02/11/2026	COP	16,064,000	0	(256)	0	(256)
	Receive	3-Month COP-IBR Compounded-OIS	5.960	Quarterly	01/11/2029		37,250,400	22	(630)	0	(608)
	Pay	3-Month ILS-TELBOR	1.805	Annual	12/12/2025	ILS	1,700	0	30	30	0
	Receive	3-Month KRW-KORIBOR	1.420	Quarterly	01/23/2022	KRW	167,322,800	0	(922)	0	(922)
	Pay	3-Month KRW-KORIBOR	1.450	Quarterly	01/23/2025		67,610,200	0	256	256	0
	Pay	6-Month THB-THBFIX	2.390	Semi-Annual	12/19/2028	THB	275,200	0	635	635	0
	Pay	6-Month THB-THBFIX	2.417	Semi-Annual	12/19/2028		63,600	0	151	151	0
BRC	Pay	3-Month ILS-TELBOR	1.050	Annual	02/27/2024	ILS	12,800	0	82	82	0
	Receive	3-Month ILS-TELBOR	0.513	Annual	08/12/2024		39,500	0	(75)	0	(75)
	Receive	3-Month ILS-TELBOR	0.795	Annual	06/20/2028		43,000	0	107	107	0
	Pay	3-Month ILS-TELBOR	1.950	Annual	06/20/2028		46,200	0	1,130	1,130	0
BSH	Receive	6-Month CLP-CHILIBOR	2.910	Semi-Annual	06/06/2023	CLP	10,000,000	0	(518)	0	(518)
	Pay	6-Month CLP-CHILIBOR	3.790	Semi-Annual	03/14/2026		15,998,900	0	1,367	1,367	0
	Receive	6-Month CLP-CHILIBOR	3.300	Semi-Annual	06/21/2029		3,550,000	0	(56)	0	(56)
CBK	Pay	3-Month ILS-TELBOR	1.041	Annual	05/15/2024	ILS	80,700	0	716	716	0
	Receive	3-Month ILS-TELBOR	0.950	Annual	05/23/2024		146,100	0	(1,129)	0	(1,129)
	Receive	3-Month ILS-TELBOR	0.485	Annual	08/09/2024		64,700	0	(103)	0	(103)
	Pay	6-Month CLP-CHILIBOR	3.650	Semi-Annual	11/14/2023	CLP	326,700	0	28	28	0
	Receive	6-Month CLP-CHILIBOR	3.763	Semi-Annual	05/24/2029		2,445,900	(38)	(135)	0	(173)
	Pay	6-Month THB-THBFIX	2.625	Semi-Annual	07/27/2025	THB	158,600	0	372	372	0
	Pay	6-Month THB-THBFIX	2.810	Semi-Annual	09/23/2025		294,600	0	746	746	0
CKL	Pay	3-Month ILS-TELBOR	2.100	Annual	06/20/2028	ILS	11,000	(36)	344	308	0
DUB	Receive	3-Month ILS-TELBOR	0.690	Annual	09/27/2027		25,100	0	75	75	0
	Pay	6-Month THB-THBFIX	2.580	Semi-Annual	10/19/2025	THB	162,100	0	411	411	0
FBF	Pay	6-Month THB-THBFIX	2.780	Semi-Annual	09/23/2025		50,980	0	127	127	0
GLM	Receive	3-Month COP-IBR Compounded-OIS	4.880	Quarterly	06/07/2024	COP	27,580,700	(3)	(293)	0	(296)
	Pay	3-Month ILS-TELBOR	0.235	Annual	01/15/2023	ILS	122,700	0	44	44	0
	Pay	3-Month ILS-TELBOR	1.408	Annual	12/10/2023		244,300	0	2,464	2,464	0
	Pay	3-Month ILS-TELBOR	1.048	Annual	02/27/2024		171,400	0	1,089	1,089	0
	Receive	3-Month ILS-TELBOR	0.950	Annual	05/23/2024		91,200	0	(705)	0	(705)
	Receive	3-Month ILS-TELBOR	0.960	Annual	05/24/2024		235,300	0	(1,847)	0	(1,847)
	Receive	3-Month ILS-TELBOR	0.520	Annual	08/12/2024		51,200	0	(102)	0	(102)
	Pay	3-Month ILS-TELBOR	1.898	Annual	12/17/2025		59,900	0	1,152	1,152	0
	Pay	3-Month ILS-TELBOR	0.540	Annual	05/11/2027		10,300	0	(42)	0	(42)
	Pay	3-Month ILS-TELBOR	1.971	Annual	02/16/2028		3,200	0	67	67	0
	Pay	3-Month ILS-TELBOR	1.883	Annual	03/21/2028		37,800	0	708	708	0
	Receive	3-Month ILS-TELBOR	0.720	Annual	06/20/2028		20,200	0	86	86	0
	Pay	3-Month ILS-TELBOR	1.998	Annual	06/20/2028		18,500	0	473	473	0
	Receive	3-Month ILS-TELBOR	0.820	Annual	01/15/2030		20,200	0	178	178	0
	Pay	3-Month KRW-KORIBOR	1.193	Quarterly	03/18/2022	KRW	147,137,000	0	445	445	0
	Pay	6-Month CLP-CHILIBOR	3.455	Semi-Annual	06/02/2022	CLP	12,855,400	0	717	717	0
	Pay	6-Month CLP-CHILIBOR	3.535	Semi-Annual	11/14/2022		5,515,400	0	376	376	0
	Receive	6-Month CLP-CHILIBOR	3.015	Semi-Annual	06/20/2026		5,445,000	0	(200)	0	(200)
	Pay	6-Month CLP-CHILIBOR	4.095	Semi-Annual	06/01/2027		15,023,700	0	1,750	1,750	0
	Pay	6-Month CLP-CHILIBOR	3.830	Semi-Annual	05/22/2029		6,734,700	0	530	530	0
	Pay	6-Month CLP-CHILIBOR(8)	4.319	Semi-Annual	05/22/2029		10,120,000	0	97	97	0
	Pay	6-Month CLP-CHILIBOR	3.265	Semi-Annual	06/14/2029		1,715,500	0	22	22	0
	Pay	6-Month THB-THBFIX	2.110	Semi-Annual	01/26/2022	THB	1,415,700	816	(23)	793	0
	Receive	6-Month THB-THBFIX	0.495	Semi-Annual	09/16/2022		1,206,000	0	(29)	0	(29)
	Pay	6-Month THB-THBFIX	0.868	Semi-Annual	03/18/2025		2,145,600	0	(160)	0	(160)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2021	45

Schedule of Investments PIMCO Emerging Markets Local Currency and Bond Fund (Cont.)

Counterparty	Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
	Receive	6-Month THB-THBFIX	0.780%	Semi-Annual	09/16/2025	THB	87,500	$0	$28	$28	$0
	Pay	6-Month THB-THBFIX Reuters	1.148	Semi-Annual	03/17/2031		11,800	0	(21)	0	(21)
	Pay	6-Month THB-THBFIX Reuters	1.530	Semi-Annual	03/17/2031		128,300	0	(74)	0	(74)
HUS	Pay	3-Month ILS-TELBOR	1.018	Annual	03/11/2024	ILS	117,300	0	705	705	0
	Pay	3-Month ILS-TELBOR	1.018	Annual	05/15/2024		64,800	0	557	557	0
	Pay	3-Month ILS-TELBOR	1.998	Annual	06/20/2028		20,000	1	511	512	0
	Pay	6-Month THB-THBFIX	2.505	Semi-Annual	01/28/2025	THB	118,800	0	243	243	0
JPM	Receive	3-Month ILS-TELBOR	0.475	Annual	08/09/2024	ILS	67,300	0	(99)	0	(99)
	Receive	3-Month ILS-TELBOR	0.813	Annual	06/20/2028		24,300	0	51	51	0
	Pay	3-Month ILS-TELBOR	2.078	Annual	06/20/2028		17,000	0	467	467	0
	Receive	6-Month CLP-CHILIBOR	3.540	Semi-Annual	06/04/2029	CLP	4,085,000	0	(183)	0	(183)
MYC	Receive	3-Month MYR-KLIBOR	2.365	Quarterly	09/17/2025	MYR	12,700	0	38	38	0
	Pay	6-Month THB-THBFIX	1.110	Semi-Annual	01/24/2022	THB	2,930,600	0	696	696	0
	Receive	6-Month THB-THBFIX	0.816	Semi-Annual	03/18/2022		2,214,300	0	(310)	0	(310)
	Receive	6-Month THB-THBFIX	0.715	Semi-Annual	09/16/2022		716,300	0	(93)	0	(93)
	Receive	6-Month THB-THBFIX	1.265	Semi-Annual	01/24/2025		1,196,500	0	(577)	0	(577)
	Receive	6-Month THB-THBFIX	0.963	Semi-Annual	09/16/2025		236,500	0	15	15	0
	Receive	6-Month THB-THBFIX	0.970	Semi-Annual	09/16/2030		147,800	0	299	299	0
	Pay	6-Month THB-THBFIX	1.250	Semi-Annual	12/16/2030		51,200	20	(82)	0	(62)
	Pay	6-Month THB-THBFIX Reuters	1.190	Semi-Annual	03/17/2031		81,000	0	(130)	0	(130)
SCX	Receive	6-Month THB-THBFIX	1.209	Semi-Annual	01/15/2025		1,190,800	0	(492)	0	(492)
	Pay	6-Month THB-THBFIX	0.918	Semi-Annual	09/16/2030		174,800	0	(380)	0	(380)
	Pay	6-Month THB-THBFIX Reuters	1.585	Semi-Annual	03/17/2031		106,000	0	(43)	0	(43)
	Receive	6-Month THB-THBFIX Reuters	1.822	Semi-Annual	03/17/2031		221,300	0	(69)	0	(69)

								$780	$12,158	$22,973	$(10,035)

VOLATILITY SWAPS

Counterparty	Pay/ Receive Volatility	Reference Entity	Volatility Strike	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BOA	Pay	USD versus MXN 1-Year ATM Realized Volatility	14.400%	Maturity	11/24/2021	$29	$0	$2	$2	$0
CBK	Pay	USD versus MXN 1-Year ATM Realized Volatility	15.100	Maturity	11/05/2021	24	0	22	22	0
	Pay	USD versus ZAR 1-Year ATM Realized Volatility	16.600	Maturity	11/05/2021	24	0	4	4	0
DUB	Pay	USD versus CNH 1-Year ATM Realized Volatility	6.425	Maturity	11/05/2021	48	0	57	57	0
GLM	Pay	USD versus BRL 1-Year ATM Realized Volatility	18.300	Maturity	11/05/2021	24	0	(34)	0	(34)
	Pay	USD versus BRL 1-Year ATM Realized Volatility	18.825	Maturity	11/23/2021	29	0	(20)	0	(20)
	Pay	USD versus CNH 1-Year ATM Realized Volatility	6.275	Maturity	01/12/2022	19	0	13	13	0
JPM	Pay	USD versus CNH 1-Year ATM Realized Volatility	6.350	Maturity	11/24/2021	58	0	66	66	0
	Pay	USD versus RUB 1-Year ATM Realized Volatility	15.700	Maturity	11/03/2021	24	0	30	30	0
MYI	Pay	USD versus RUB 1-Year ATM Realized Volatility	15.500	Maturity	11/23/2021	29	0	30	30	0

46	PIMCO EMERGING MARKETS LOCAL CURRENCY AND BOND FUND	See Accompanying Notes

March 31, 2021

Counterparty	Pay/ Receive Volatility	Reference Entity	Volatility Strike	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
	Pay	USD versus ZAR 1-Year ATM Realized Volatility	16.000%	Maturity	11/24/2021	$29	$0	$(11)	$0	$(11)

							$0	$159	$224	$(65)

Total Swap Agreements							$(3)	$12,963	$24,393	$(11,433)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of March 31, 2021:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(9)
BOA	$904	$196	$1,832	$2,932	$(4,789)	$0	$(281)	$(5,070)	$(2,138)	$3,452	$1,314
BPS	1,254	312	1,626	3,192	(5,075)	(272)	(2,159)	(7,506)	(4,314)	3,873	(441)
BRC	70	0	1,413	1,483	0	(15)	(127)	(142)	1,341	(1,190)	151
BSH	55	0	1,367	1,422	(142)	0	(574)	(716)	706	(870)	(164)
CBK	4,839	0	1,888	6,727	(2,353)	(1)	(1,405)	(3,759)	2,968	(2,333)	635
CKL	0	0	308	308	0	0	0	0	308	0	308
DUB	878	0	687	1,565	(453)	(2,078)	0	(2,531)	(966)	873	(93)
FBF	0	0	141	141	(35)	(2)	(7)	(44)	97	(340)	(243)
GLM	2,759	1,108	11,032	14,899	(4,137)	(862)	(4,391)	(9,390)	5,509	(5,560)	(51)
GST	0	0	305	305	0	(3)	(1)	(4)	301	(232)	69
HUS	2,039	0	2,084	4,123	(4,790)	0	0	(4,790)	(667)	642	(25)
IND	71	0	0	71	(39)	0	0	(39)	32	0	32
JPM	1,582	126	614	2,322	(2,324)	(77)	(321)	(2,722)	(400)	(860)	(1,260)
MYC	0	0	1,048	1,048	0	(1)	(1,172)	(1,173)	(125)	(63)	(188)
MYI	854	48	30	932	(1,101)	(465)	(11)	(1,577)	(645)	87	(558)
NGF	0	0	18	18	0	0	0	0	18	0	18
RBC	0	0	0	0	(20)	0	0	(20)	(20)	0	(20)
RYL	17	0	0	17	(19)	0	0	(19)	(2)	0	(2)
SCX	424	0	0	424	(1,437)	0	(984)	(2,421)	(1,997)	2,144	147
SOG	1	0	0	1	0	0	0	0	1	0	1
SSB	0	0	0	0	(177)	0	0	(177)	(177)	0	(177)
TOR	2	0	0	2	0	0	0	0	2	0	2
UAG	394	0	0	394	(857)	(133)	0	(990)	(596)	783	187

Total Over the Counter	$16,143	$1,790	$24,393	$42,326	$(27,748)	$(3,909)	$(11,433)	$(43,090)

(l)

Securities with an aggregate market value of $12,416 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of March 31, 2021.

(1)	Notional Amount represents the number of contracts.
(2)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2021	47

Schedule of Investments PIMCO Emerging Markets Local Currency and Bond Fund (Cont.)

(4)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(6)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(7)	At the maturity date, the notional amount of the currency received will be exchanged back for the notional amount of the currency delivered.
(8)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.
(9)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statement of Assets and Liabilities as of March 31, 2021:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Swap Agreements	$0	$0	$0	$0	$4,694	$4,694

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$16,143	$0	$16,143
Purchased Options	0	0	0	1,790	0	1,790
Swap Agreements	0	1,196	0	224	22,973	24,393

	$0	$1,196	$0	$18,157	$22,973	$42,326

	$0	$1,196	$0	$18,157	$27,667	$47,020

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Swap Agreements	$0	$0	$0	$0	$4,449	$4,449

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$27,748	$0	$27,748
Written Options	0	9	0	3,900	0	3,909
Swap Agreements	0	99	0	1,299	10,035	11,433

	$0	$108	$0	$32,947	$10,035	$43,090

	$0	$108	$0	$32,947	$14,484	$47,539

48	PIMCO EMERGING MARKETS LOCAL CURRENCY AND BOND FUND	See Accompanying Notes

March 31, 2021

The effect of Financial Derivative Instruments on the Statement of Operations for the year ended March 31, 2021:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$(216)	$(216)
Swap Agreements	0	(3,294)	0	0	(3,300)	(6,594)

	$0	$(3,294)	$0	$0	$(3,516)	$(6,810)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(22,598)	$0	$(22,598)
Purchased Options	0	0	0	(60)	(5)	(65)
Written Options	0	6	0	5,798	0	5,804
Swap Agreements	0	1,783	0	7,418	(1,201)	8,000

	$0	$1,789	$0	$(9,442)	$(1,206)	$(8,859)

	$0	$(1,505)	$0	$(9,442)	$(4,722)	$(15,669)

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$226	$226
Swap Agreements	0	1,624	0	0	13,689	15,313

	$0	$1,624	$0	$0	$13,915	$15,539

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$42,682	$0	$42,682
Purchased Options	0	0	0	89	5	94
Written Options	0	81	0	(1,202)	0	(1,121)
Swap Agreements	0	(951)	0	(5,257)	(4,588)	(10,796)

	$0	$(870)	$0	$36,312	$(4,583)	$30,859

	$0	$754	$0	$36,312	$9,332	$46,398

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2021 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2021
Investments in Securities, at Value
Argentina
Sovereign Issues	$0	$3,725	$0	$3,725
Brazil
Corporate Bonds & Notes	0	33,587	1,638	35,225
Sovereign Issues	0	171,835	0	171,835
Cayman Islands
Asset-Backed Securities	0	0	3,181	3,181
Corporate Bonds & Notes	0	13,232	0	13,232
Chile
Corporate Bonds & Notes	0	945	0	945
Sovereign Issues	0	18,991	0	18,991
China
Sovereign Issues	0	170,939	0	170,939

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2021	49

Schedule of Investments PIMCO Emerging Markets Local Currency and Bond Fund (Cont.)

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2021
Colombia
Corporate Bonds & Notes	$0	$6,751	$0	$6,751
Sovereign Issues	0	26,422	0	26,422
Czech Republic
Sovereign Issues	0	32,104	0	32,104
Dominican Republic
Sovereign Issues	0	42,984	0	42,984
Egypt
Sovereign Issues	0	16,365	0	16,365
France
Corporate Bonds & Notes	0	0	1,461	1,461
Germany
Corporate Bonds & Notes	0	0	45,876	45,876
Ghana
Sovereign Issues	0	7,089	0	7,089
Hong Kong
Corporate Bonds & Notes	0	8,861	0	8,861
Hungary
Sovereign Issues	0	50,641	0	50,641
India
Corporate Bonds & Notes	0	5,943	0	5,943
Indonesia
Sovereign Issues	0	6,131	0	6,131
Italy
Corporate Bonds & Notes	0	4,364	0	4,364
Ivory Coast
Loan Participations and Assignments	0	0	8,616	8,616
Jersey, Channel Islands
Asset-Backed Securities	0	0	1,934	1,934
Kazakhstan
Corporate Bonds & Notes	0	7,543	0	7,543
Luxembourg
Corporate Bonds & Notes	0	470	0	470
Malaysia
Sovereign Issues	0	89,620	0	89,620
Mexico
Sovereign Issues	0	40,562	0	40,562
Netherlands
Corporate Bonds & Notes	0	3,222	0	3,222
Nigeria
Loan Participations and Assignments	0	0	7,922	7,922
Sovereign Issues	0	3,105	0	3,105
Peru
Corporate Bonds & Notes	0	5,501	0	5,501
Sovereign Issues	0	58,201	0	58,201
Philippines
Sovereign Issues	0	11,349	0	11,349
Poland
Sovereign Issues	0	42,589	0	42,589
Qatar
Corporate Bonds & Notes	0	0	141	141
Romania
Sovereign Issues	0	35,306	0	35,306
Russia
Sovereign Issues	0	85,244	0	85,244
Singapore
Corporate Bonds & Notes	0	3,613	0	3,613

50	PIMCO EMERGING MARKETS LOCAL CURRENCY AND BOND FUND	See Accompanying Notes

March 31, 2021

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2021
South Africa
Corporate Bonds & Notes	$0	$17,016	$0	$17,016
Loan Participations and Assignments	0	0	29,903	29,903
Sovereign Issues	0	148,477	0	148,477
South Korea
Sovereign Issues	0	36	0	36
Spain
Sovereign Issues	0	1,019	0	1,019
Supranational
Corporate Bonds & Notes	0	1,972	0	1,972
Thailand
Sovereign Issues	0	64,996	0	64,996
Turkey
Corporate Bonds & Notes	0	202	0	202
Sovereign Issues	0	9,881	0	9,881
Ukraine
Sovereign Issues	0	13,330	0	13,330
United Kingdom
Corporate Bonds & Notes	0	194	0	194
Non-Agency Mortgage-Backed Securities	0	284	0	284
United States
Asset-Backed Securities	0	13,173	0	13,173
Corporate Bonds & Notes	0	125,073	0	125,073
Non-Agency Mortgage-Backed Securities	0	30,661	0	30,661
U.S. Government Agencies	0	80	0	80
Short-Term Instruments
Repurchase Agreements	0	11,640	0	11,640
Egypt Treasury Bills	0	6,642	0	6,642
U.S. Treasury Bills	0	69	0	69
U.S. Treasury Cash Management Bills	0	12,347	0	12,347

	$0	$1,464,326	$100,672	$1,564,998

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$44,892	$0	$0	$44,892

Total Investments	$44,892	$1,464,326	$100,672	$1,609,890

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	0	4,694	0	4,694
Over the counter	0	42,326	0	42,326

	$0	$47,020	$0	$47,020

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	0	(4,449)	0	(4,449)
Over the counter	0	(43,090)	0	(43,090)

	$0	$(47,539)	$0	$(47,539)

Total Financial Derivative Instruments	$0	$(519)	$0	$(519)

Totals	$44,892	$1,463,807	$100,672	$1,609,371

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2021	51

Schedule of Investments PIMCO Emerging Markets Local Currency and Bond Fund (Cont.)

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ended March 31, 2021:

Category and Subcategory	Beginning Balance at 03/31/2020	Net Purchases	Net Sales/ Settlements	Accrued Discounts/ (Premiums)	Realized Gain/ (Loss)	Net Change in Unrealized Appreciation/ (Depreciation)(1)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 03/31/2021	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 03/31/2021(1)
Investments in Securities, at Value
Argentina
Corporate Bonds & Notes	$557	$0	$(307)	$4	$(505)	$251	$0	$0	$0	$0
Brazil
Corporate Bonds & Notes	0	1,749	0	(30)	0	(81)	0	0	1,638	(81)
Loan Participations and Assignments	22,755	0	(22,700)	0	0	(55)	0	0	0	0
Cayman Islands
Asset-Backed Securities	7,381	0	(4,233)	7	6	20	0	0	3,181	11
France
Corporate Bonds & Notes	0	1,178	0	17	0	266	0	0	1,461	266
Germany
Corporate Bonds & Notes	0	0	0	0	0	0	45,876	0	45,876	0
Ivory Coast
Loan Participations and Assignments	0	8,867	0	0	0	(251)	0	0	8,616	(251)
Jersey, Channel Islands
Asset-Backed Securities	5,748	0	(3,877)	10	31	22	0	0	1,934	8
Luxembourg
Corporate Bonds & Notes	5	21	0	0	0	(14)	0	(12)	0	0
Nigeria
Loan Participations and Assignments	0	7,801	0	9	0	112	0	0	7,922	112
Qatar
Corporate Bonds & Notes	0	128	0	1	0	12	0	0	141	12
Loan Participations and Assignments	0	0	0	125	(35)	(90)	0	0	0	0
Senegal
Loan Participations and Assignments	7,438	0	(7,741)	0	124	179	0	0	0	0
South Africa
Loan Participations and Assignments	22,685	10,588	(3,052)	(100)	0	(218)	0	0	29,903	(218)
Short-Term Instruments
Argentina Treasury Bills	590	0	(467)	1	(198)	74	0	0	0	0

Totals	$67,159	$30,332	$(42,377)	$44	$(577)	$227	$45,876	$(12)	$100,672	$(141)

52	PIMCO EMERGING MARKETS LOCAL CURRENCY AND BOND FUND	See Accompanying Notes

March 31, 2021

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category and Subcategory	Ending Balance at 03/31/2021	Valuation Technique	Unobservable Inputs	(% Unless Noted Otherwise)
				Input Value(s)	Weighted Average
Investments in Securities, at Value
Brazil
Corporate Bonds & Notes	$1,638	Other Valuation Techniques(2)	—	—	—
Cayman Islands
Asset-Backed Securities	3,181	Other Valuation Techniques(2)	—	—	—
France
Corporate Bonds & Notes	1,461	Other Valuation Techniques(2)	—	—	—
Germany
Corporate Bonds & Notes	45,876	Reference Instrument	Yield	6.710	—
Ivory Coast
Loan Participations and Assignments	8,616	Proxy Pricing	Base Price	99.379-99.862	99.634
Jersey, Channel Islands
Asset-Backed Securities	1,934	Other Valuation Techniques(2)	—	—	—
Nigeria
Loan Participations and Assignments	7,922	Proxy Pricing	Base Price	100.387	—
Qatar
Corporate Bonds & Notes	141	Other Valuation Techniques(2)	—	—	—
South Africa
Loan Participations and Assignments	7,459	Reference Instrument	Yield	6.169	—
	22,444	Third Party Vendor	Broker Quote	99.750	—

Total	$100,672

(1)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at March 31, 2021 may be due to an investment no longer held or categorized as Level 3 at period end.

(2)	Includes valuation techniques not defined in the Notes to Financial Statements as securities valued using such techniques are not considered significant to the Fund.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2021	53

Notes to Financial Statements

1. ORGANIZATION

PIMCO Funds (the “Trust”) is a Massachusetts business trust established under a Declaration of Trust dated February 19, 1987, as amended and restated November 4, 2014. The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. Information presented in these financial statements pertains to the Institutional Class, I-2, I-3, Class A and Class C shares of the PIMCO Emerging Markets Local Currency and Bond Fund (the “Fund”) offered by the Trust. Pacific Investment Management Company LLC (“PIMCO”) serves as the investment adviser (the “Adviser”) for the Fund.

On November 18, 2020, the Board of Trustees approved a reduction in the holding period of an automatic conversion of the Fund’s Class C shares into Class A shares of the same Fund from ten years to eight years. The reduction in the holding period became effective on January 18, 2021, with the first conversion taking place on or about February 10, 2021 and subsequent conversions occurring monthly thereafter. Certain financial intermediaries may have different policies and procedures regarding the conversion of Class C shares to Class A shares, as described in Appendix B to the Fund’s prospectus (Financial Firm-Specific Sales Charge Waivers and Discounts).

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Fund is treated as an investment company under the reporting requirements of U.S. GAAP. The functional and reporting currency for the Fund is the U.S. dollar. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled beyond a standard settlement period for the security after the trade date. Realized gains (losses) from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date, with the exception of securities with a forward starting effective date, where interest income is recorded on the accrual basis from effective date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation (depreciation) on investments on the Statement of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain (loss) on investments on the Statement of Operations. Paydown gains (losses) on mortgage-related and other asset-backed securities, if any, are recorded as components of interest income on the Statement of Operations. Income or short-term capital gain distributions received from registered investment

54	PIMCO EMERGING MARKETS LOCAL CURRENCY AND BOND FUND

March 31, 2021

companies, if any, are recorded as dividend income. Long-term capital gain distributions received from registered investment companies, if any, are recorded as realized gains.

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is probable.

(b) Foreign Currency Translation  The market values of foreign securities, currency holdings and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies, if any, are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Fund does not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized gain (loss) and net change in unrealized appreciation (depreciation) from investments on the Statement of Operations. The Fund may invest in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract. Realized foreign exchange gains (losses) arising from sales of spot foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain (loss) on foreign currency transactions on the Statement of Operations. Net unrealized foreign exchange gains (losses) arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period are included in net change in unrealized appreciation (depreciation) on foreign currency assets and liabilities on the Statement of Operations.

(c) Multi-Class Operations  Each class offered by the Trust has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains (losses) are allocated daily based on the relative net assets of each class of the Fund. Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees. Under certain circumstances, the per share net asset value (“NAV”) of a class of the Fund’s shares may be different from the per share NAV of another class of shares as a result of the different daily expense accruals applicable to each class of shares.

(d) Distributions to Shareholders  Distributions from net investment income, if any, are declared daily and distributed to shareholders monthly. Net realized capital gains earned by the Fund, if any, will be distributed no less frequently than once each year.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Further, the character of

ANNUAL REPORT	MARCH 31, 2021	55

Notes to Financial Statements (Cont.)

investment income and capital gains may be different for certain transactions under the two methods of accounting. As a result, income distributions and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on the Fund’s annual financial statements presented under U.S. GAAP.

Separately, if the Fund determines that a portion of a distribution may be comprised of amounts from capital gains, paid in capital, or other capital sources in accordance with its policies, accounting records, and accounting practices, the Fund will notify shareholders of the estimated composition of such distribution through a Section 19 Notice. For these purposes, the Fund determines the source or sources from which a distribution is paid, to the close of the period as of which it is paid, in reference to its internal accounting records and related accounting practices. If, based on such accounting records and practices, it is determined that a particular distribution does not include capital gains or paid-in surplus or other capital sources, a Section 19 Notice generally would not be issued. It is important to note that differences exist between the Fund’s daily internal accounting records and practices, the Fund’s financial statements presented in accordance with U.S. GAAP, and recordkeeping practices under income tax regulations. For instance, the Fund’s internal accounting records and practices may take into account, among other factors, tax-related characteristics of certain sources of distributions that differ from treatment under U.S. GAAP. Examples of such differences may include, among others, the treatment of periodic payments under interest rate swap contracts. Accordingly, among other consequences, it is possible that the Fund may not issue a Section 19 Notice in situations where the Fund’s financial statements prepared later and in accordance with U.S. GAAP and/or the final tax character of those distributions might later report that the sources of those distributions included capital gains and/or a return of capital. Please visit www.pimco.com for the most recent Section 19 Notice, if applicable, for additional information regarding the estimated composition of distributions. Final determination of a distribution’s tax character will be provided to shareholders when such information is available.

Distributions classified as a tax basis return of capital at the Fund’s fiscal year end, if any, are reflected on the Statements of Changes in Net Assets and have been recorded to paid in capital on the Statement of Assets and Liabilities. In addition, other amounts have been reclassified between distributable earnings (accumulated loss) and paid in capital on the Statement of Assets and Liabilities to more appropriately conform U.S. GAAP to tax characterizations of distributions.

(e) New Accounting Pronouncements and Regulatory Updates  In March 2020, the Financial Accounting Standards Board issued an Accounting Standards Update (“ASU”), ASU 2020-04, which provides optional guidance to ease the potential accounting burden associated with transitioning away from the London Interbank Offered Rate and other reference rates that are expected to be discontinued. The ASU is effective immediately upon release of the update on March 12, 2020 through December 31, 2022. At this time, management is evaluating implications of these changes on the financial statements.

In October 2020, the U.S. Securities and Exchange Commission (“SEC”) adopted a rule related to the use of derivatives, short sales, reverse repurchase agreements and certain other transactions by registered investment companies that rescinds and withdraws the guidance of the SEC and its staff regarding asset segregation and cover transactions. Subject to certain exceptions, the rule requires funds to trade derivatives and other transactions that create future payment or delivery obligations

56	PIMCO EMERGING MARKETS LOCAL CURRENCY AND BOND FUND

March 31, 2021

(except reverse repurchase agreements and similar financing transactions) subject to a value-at-risk leverage limit, certain derivatives risk management program and reporting requirements. The rule went into effect on February 19, 2021 and funds will have an eighteen-month transition period to comply with the rule and related reporting requirements. At this time, management is evaluating the implications of these changes on the financial statements.

In October 2020, the SEC adopted a rule regarding the ability of a fund to invest in other funds. The rule allows a fund to acquire shares of another fund in excess of certain limitations currently imposed by the Act without obtaining individual exemptive relief from the SEC, subject to certain conditions. The rule also included the rescission of certain exemptive relief from the SEC and guidance from the SEC staff for funds to invest in other funds. The rule went into effect on January 19, 2021 and funds will have a one-year transition period to comply with the rule and related reporting requirements. At this time, management is evaluating the implications of these changes on the financial statements.

In December 2020, the SEC adopted a rule addressing fair valuation of fund investments. The new rule sets forth requirements for good faith determinations of fair value as well as for the performance of fair value determinations, including related oversight and reporting obligations. The new rule also defines “readily available market quotations” for purposes of the definition of “value” under the Act, and the SEC noted that this definition would apply in all contexts under the Act. The effective date for the rule was March 8, 2021. The SEC adopted an eighteen-month transition period beginning from the effective date for both the new rule and the associated new recordkeeping requirements. At this time, management is evaluating the implications of these changes on the financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The price of the Fund’s shares is based on the Fund’s NAV. The NAV of the Fund, or each of its share classes, as applicable, is determined by dividing the total value of portfolio investments and other assets, less any liabilities attributable to the Fund or class, by the total number of shares outstanding of the Fund or class.

On each day that the New York Stock Exchange (“NYSE”) is open, Fund shares are ordinarily valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (“NYSE Close”). Information that becomes known to the Fund or its agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. If regular trading on the NYSE closes earlier than scheduled, the Fund reserves the right to either (i) calculate its NAV as of the earlier closing time or (ii) calculate its NAV as of the normally scheduled close of regular trading on the NYSE for that day. The Fund generally does not calculate its NAV on days during which the NYSE is closed. However, if the NYSE is closed on a day it would normally be open for business, the Fund reserves the right to calculate its NAV as of the normally scheduled close of regular trading on the NYSE for that day or such other time that the Fund may determine.

For purposes of calculating NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from established market makers or prices (including evaluated prices) supplied by the

ANNUAL REPORT	MARCH 31, 2021	57

Notes to Financial Statements (Cont.)

Fund’s approved pricing services, quotation reporting systems and other third-party sources (together, “Pricing Services”). The Fund will normally use pricing data for domestic equity securities received shortly after the NYSE Close and does not normally take into account trading, clearances or settlements that take place after the NYSE Close. If market value pricing is used, a foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by the Adviser to be the primary exchange. A foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange. Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from Pricing Services may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Swap agreements are valued on the basis of bid quotes obtained from brokers and dealers or market-based prices supplied by Pricing Services. The Fund’s investments in open-end management investment companies, other than exchange-traded funds (“ETFs”), are valued at the NAVs of such investments. Open-end management investment companies may include affiliated funds.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value based on procedures established and approved by the Board of Trustees of the Trust (the “Board”). Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, the Fund may determine the fair value of investments based on information provided by Pricing Services and other third-party vendors, which may recommend fair value or adjustments with reference to other securities, indices or assets. In considering whether fair valuation is required and in determining fair values, the Fund may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the NYSE Close. The Fund may utilize modeling tools provided by third-party vendors to determine fair values of foreign (non-U.S.) securities. For these purposes, any movement in the applicable reference index or instrument (“zero trigger”) between the earlier close of the applicable foreign market and the NYSE Close may be deemed to be a significant event, prompting the application of the pricing model (effectively resulting in daily fair valuations). Foreign exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Trust is not open for business, which may result in the Fund’s portfolio investments being affected when shareholders are unable to buy or sell shares.

Senior secured floating rate loans for which an active secondary market exists to a reliable degree are valued at the mean of the last available bid/ask prices in the market for such loans, as provided by a Pricing Service. Senior secured floating rate loans for which an active secondary market does not exist to a reliable degree are valued at fair value, which is intended to approximate market value. In

58	PIMCO EMERGING MARKETS LOCAL CURRENCY AND BOND FUND

March 31, 2021

valuing a senior secured floating rate loan at fair value, the factors considered may include, but are not limited to, the following: (a) the creditworthiness of the borrower and any intermediate participants, (b) the terms of the loan, (c) recent prices in the market for similar loans, if any, and (d) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Services. As a result, the value of such investments and, in turn, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Trust is not open for business. As a result, to the extent that the Fund holds foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Fund’s next calculated NAV.

Investments for which market quotes or market based valuations are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction. The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to the Adviser the responsibility for applying the fair valuation methods. In the event that market quotes or market based valuations are not readily available, and the security or asset cannot be valued pursuant to a Board approved valuation method, the value of the security or asset will be determined in good faith by the Board. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, indicative market quotations (“Broker Quotes”), Pricing Services’ prices), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Fund’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated, to the Adviser, the responsibility for monitoring significant events that may materially affect the values of the Fund’s securities or assets and for determining whether the value of the applicable securities or assets should be reevaluated in light of such significant events.

When the Fund uses fair valuation to determine the value of a portfolio security or other asset for purposes of calculating its NAV, such investments will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board or persons acting at their direction believe reflects fair value. Fair valuation may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of the Fund’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Board or persons acting at their direction would accurately reflect the price that the Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Fund may differ from the value that would be realized if the securities were sold. The Fund’s use of fair valuation may also help to deter “stale price arbitrage” as discussed under the “Abusive Trading Practices” section in the Fund’s prospectus.

ANNUAL REPORT	MARCH 31, 2021	59

Notes to Financial Statements (Cont.)

(b) Fair Value Hierarchy  U.S. GAAP describes fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

∎	Level 1 — Quoted prices in active markets or exchanges for identical assets and liabilities.

∎

Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

∎

Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

Assets or liabilities categorized as Level 2 or 3 as of period end have been transferred between Levels 2 and 3 since the prior period due to changes in the method utilized in valuing the investments. Transfers from Level 2 to Level 3 are a result of a change, in the normal course of business, from the use of methods used by Pricing Services (Level 2) to the use of a Broker Quote or valuation technique which utilizes significant unobservable inputs due to an absence of current or reliable market-based data (Level 3). Transfers from Level 3 to Level 2 are a result of the availability of current and reliable market-based data provided by Pricing Services or other valuation techniques which utilize significant observable inputs. In accordance with the requirements of U.S. GAAP, the amounts of transfers into and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for the Fund.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers into and out of the Level 3 category during the period. The end of period value is used for the transfers between Levels of the Fund’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for the Fund.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1 and Level 2 trading assets and trading liabilities, at fair value The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

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Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The Pricing Services’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using Pricing Services that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment companies (other than ETFs) will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted.

Equity exchange-traded options and over the counter financial derivative instruments, such as forward foreign currency contracts and options contracts derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established

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Notes to Financial Statements (Cont.)

market makers or Pricing Services (normally determined as of the NYSE Close). Depending on the product and the terms of the transaction, financial derivative instruments can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps and over the counter swaps derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. They are valued using a broker-dealer bid quotation or on market-based prices provided by Pricing Services (normally determined as of the NYSE Close). Centrally cleared swaps and over the counter swaps can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models may use inputs that are observed from actively quoted markets such as the overnight index swap rate, London Interbank Offered Rate forward rate, interest rates, yield curves and credit spreads. These securities are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair value  When a fair valuation method is applied by the Adviser that uses significant unobservable inputs, investments will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy. The valuation techniques and significant inputs used in determining the fair values of portfolio assets and liabilities categorized as Level 3 of the fair value hierarchy are as follows:

Proxy pricing procedures set the base price of a fixed income security and subsequently adjust the price proportionally to market value changes of a pre-determined security deemed to be comparable in duration, generally a U.S. Treasury or sovereign note based on country of issuance. The base price may be a broker-dealer quote, transaction price, or an internal value as derived by analysis of market data. The base price of the security may be reset on a periodic basis based on the availability of market data and procedures approved by the Valuation Oversight Committee. Significant changes in the unobservable inputs of the proxy pricing process (the base price) would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

If third-party evaluated vendor pricing is not available or not deemed to be indicative of fair value, the Adviser may elect to obtain indicative market quotations directly from the broker-dealer or passed-through Broker Quotes from a third-party vendor. In the event that fair value is based upon a single sourced Broker Quote, these securities are categorized as Level 3 of the fair value hierarchy. Broker Quotes are typically received from established market participants. Although independently received, the Adviser does not have the transparency to view the underlying inputs which support the market quotation. Significant changes in the Broker Quote would have direct and proportional changes in the fair value of the security.

Reference instrument valuation estimates fair value by utilizing the correlation of the security to one or more broad-based securities, market indices, and/or other financial instruments, whose pricing information is readily available. Unobservable inputs may include those used in algorithms based on

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percentage change in the reference instruments and/or weights of each reference instrument. Significant changes in the unobservable inputs would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

Short-term debt instruments (such as commercial paper) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost value of such short-term debt instruments is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. These securities are categorized as Level 2 or Level 3 of the fair value hierarchy depending on the source of the base price.

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Affiliates

The Fund may invest in the PIMCO Short Asset Portfolio and the PIMCO Short-Term Floating NAV Portfolio III (“Central Funds”) to the extent permitted by the Act and rules thereunder. The Central Funds are registered investment companies created for use solely by the series of the Trust and other series of registered investment companies advised by the Adviser, in connection with their cash management activities. The main investments of the Central Funds are money market and short maturity fixed income instruments. The Central Funds may incur expenses related to their investment activities, but do not pay Investment Advisory Fees or Supervisory and Administrative Fees to the Adviser. The Central Funds are considered to be affiliated with the Fund. A complete schedule of portfolio holdings for each affiliate fund is filed with the SEC for the first and third quarters of each fiscal year on Form N-PORT and is available at the SEC’s website at www.sec.gov. A copy of each affiliate fund’s shareholder report is also available at the SEC’s website at www.sec.gov, on the Funds’ website at www.pimco.com, or upon request, as applicable. The tables below show the Fund’s transactions in and earnings from investments in the affiliated Funds for the period ended March 31, 2021 (amounts in thousands†):

Investment in PIMCO Short Asset Portfolio

Market Value 03/31/2020	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 03/31/2021	Dividend Income(1)	Realized Net Capital Gain Distributions(1)

$0	$29,787	$0	$0	$3	$29,790	$18	$0

Investment in PIMCO Short-Term Floating NAV Portfolio III

Market Value 03/31/2020	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 03/31/2021	Dividend Income(1)	Realized Net Capital Gain Distributions(1)

$151,983	$1,266,324	$(1,403,800)	$576	$19	$15,102	$323	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)

The tax characterization of distributions is determined in accordance with Federal income tax regulations and may contain a return of capital. The actual tax characterization of distributions received is determined at the end of the fiscal year of the affiliated fund. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

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Notes to Financial Statements (Cont.)

(b) Investments in Securities

The Fund may utilize the investments and strategies described below to the extent permitted by the Fund’s investment policies.

Delayed-Delivery Transactions  involve a commitment by the Fund to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery transactions are outstanding, the Fund will designate or receive as collateral liquid assets in an amount sufficient to meet the purchase price or respective obligations. When purchasing a security on a delayed-delivery basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its NAV. The Fund may dispose of or renegotiate a delayed-delivery transaction after it is entered into, which may result in a realized gain (loss). When the Fund has sold a security on a delayed-delivery basis, the Fund does not participate in future gains (losses) with respect to the security.

Inflation-Indexed Bonds  are fixed income securities whose principal value is periodically adjusted by the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statement of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury Inflation-Protected Securities. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Loans and Other Indebtedness, Loan Participations and Assignments  are direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. The Fund’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties or investments in or originations of loans by the Fund. A loan is often administered by a bank or other financial institution (the “agent”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. The Fund may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. When the Fund purchases assignments from agents it acquires direct rights against the borrowers of the loans. These loans may include participations in bridge loans, which are loans taken out by borrowers for a short period (typically less than one year) pending arrangement of more permanent financing through, for example, the issuance of bonds, frequently high yield bonds issued for the purpose of acquisitions.

The types of loans and related investments in which the Fund may invest include, among others, senior loans, subordinated loans (including second lien loans, B-Notes and mezzanine loans), whole loans, commercial real estate and other commercial loans and structured loans. The Fund may originate loans or acquire direct interests in loans through primary loan distributions and/or in private transactions. In the case of subordinated loans, there may be significant indebtedness ranking ahead of the borrower’s obligation to the holder of such a loan, including in the event of the borrower’s insolvency. Mezzanine loans are typically secured by a pledge of an equity interest in the mortgage borrower that owns the real estate rather than an interest in a mortgage.

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Investments in loans may include unfunded loan commitments, which are contractual obligations for funding. Unfunded loan commitments may include revolving credit facilities, which may obligate the Fund to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full, even though a percentage of the committed amount may not be utilized by the borrower. When investing in a loan participation, the Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the agent selling the loan agreement and only upon receipt of payments by the agent from the borrower. The Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a loan. In certain circumstances, the Fund may receive a penalty fee upon the prepayment of a loan by a borrower. Fees earned or paid are recorded as a component of interest income or interest expense, respectively, on the Statement of Operations. Unfunded loan commitments are reflected as a liability on the Statement of Assets and Liabilities.

Mortgage-Related and Other Asset-Backed Securities  directly or indirectly represent a participation in, or are secured by and payable from, loans on real property. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. These securities provide a monthly payment which consists of both interest and principal. Interest may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Many of the risks of investing in mortgage-related securities secured by commercial mortgage loans reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make lease payments, and the ability of a property to attract and retain tenants. These securities may be less liquid and may exhibit greater price volatility than other types of mortgage-related or other asset-backed securities. Other asset-backed securities are created from many types of assets, including, but not limited to, auto loans, accounts receivable, such as credit card receivables and hospital account receivables, home equity loans, student loans, boat loans, mobile home loans, recreational vehicle loans, manufactured housing loans, aircraft leases, computer leases and syndicated bank loans.

Collateralized Debt Obligations  (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which the Fund invests. In addition to the normal risks associated with fixed income securities discussed elsewhere in this report and the Fund’s prospectus and statement of additional information (e.g., prepayment risk, credit risk, liquidity risk, market risk, structural risk, legal risk and interest rate risk (which may be exacerbated if the

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Notes to Financial Statements (Cont.)

interest rate payable on a structured financing changes based on multiples of changes in interest rates or inversely to changes in interest rates)), CBOs, CLOs and other CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the quality of the collateral may decline in value or default, (iii) the risk that the Fund may invest in CBOs, CLOs, or other CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Collateralized Mortgage Obligations  (“CMOs”) are debt obligations of a legal entity that are collateralized by whole mortgage loans or private mortgage bonds and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches”, with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

Payment In-Kind Securities  may give the issuer the option at each interest payment date of making interest payments in either cash and/or additional debt securities. Those additional debt securities usually have the same terms, including maturity dates and interest rates, and associated risks as the original bonds. The daily market quotations of the original bonds may include the accrued interest (referred to as a dirty price) and require a pro rata adjustment from the unrealized appreciation (depreciation) on investments to interest receivable on the Statement of Assets and Liabilities.

Perpetual Bonds  are fixed income securities with no maturity date but pay a coupon in perpetuity (with no specified ending or maturity date). Unlike typical fixed income securities, there is no obligation for perpetual bonds to repay principal. The coupon payments, however, are mandatory. While perpetual bonds have no maturity date, they may have a callable date in which the perpetuity is eliminated and the issuer may return the principal received on the specified call date. Additionally, a perpetual bond may have additional features, such as interest rate increases at periodic dates or an increase as of a predetermined point in the future.

Securities Issued by U.S. Government Agencies or Government-Sponsored Enterprises  are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association, are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities which do not distribute interest on a current basis and tend to be subject to a greater risk than interest-paying securities of similar maturities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers

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which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

In June 2019, FNMA and FHLMC started issuing Uniform Mortgage Backed Securities in place of their current offerings of TBA-eligible securities (the “Single Security Initiative”). The Single Security Initiative seeks to support the overall liquidity of the TBA market and aligns the characteristics of FNMA and FHLMC certificates. The effects that the Single Security Initiative may have on the market for TBA and other mortgage-backed securities are uncertain.

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Fund may enter into the borrowings and other financing transactions described below to the extent permitted by the Fund’s investment policies.

The following disclosures contain information on the Fund’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by the Fund. The location of these instruments in the Fund’s financial statements is described below.

(a) Repurchase Agreements  Under the terms of a typical repurchase agreement, the Fund purchases an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time. In an open maturity repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Fund or counterparty at any time. The underlying securities for all repurchase agreements are held by the Fund’s custodian or designated subcustodians under tri-party repurchase agreements and in certain instances will remain in custody with the counterparty. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Repurchase agreements, if any, including accrued interest, are included on the Statement of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statement of Operations. In periods of increased demand for collateral, the Fund may pay a fee for the receipt of collateral, which may result in interest expense to the Fund.

(b) Reverse Repurchase Agreements  In a reverse repurchase agreement, the Fund delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. In an open maturity reverse repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Fund or counterparty at any time. The Fund is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by the Fund to counterparties are reflected as a liability on the Statement of Assets and Liabilities. Interest payments made by the Fund to counterparties are

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Notes to Financial Statements (Cont.)

recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund. The Fund will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under reverse repurchase agreements.

(c) Short Sales  Short sales are transactions in which the Fund sells a security that it may not own. The Fund may make short sales of securities to (i) offset potential declines in long positions in similar securities, (ii) to increase the flexibility of the Fund, (iii) for investment return, (iv) as part of a risk arbitrage strategy, and (v) as part of its overall portfolio management strategies involving the use of derivative instruments. When the Fund engages in a short sale, it may borrow the security sold short and deliver it to the counterparty. The Fund will ordinarily have to pay a fee or premium to borrow a security and be obligated to repay the lender of the security any dividend or interest that accrues on the security during the period of the loan. Securities sold in short sale transactions and the dividend or interest payable on such securities, if any, are reflected as payable for short sales on the Statement of Assets and Liabilities. Short sales expose the Fund to the risk that it will be required to cover its short position at a time when the security or other asset has appreciated in value, thus resulting in losses to the Fund. A short sale is “against the box” if the Fund holds in its portfolio or has the right to acquire the security sold short, or securities identical to the security sold short, at no additional cost. The Fund will be subject to additional risks to the extent that it engages in short sales that are not “against the box.” The Fund’s loss on a short sale could theoretically be unlimited in cases where the Fund is unable, for whatever reason, to close out its short position.

(d) Interfund Lending  In accordance with an exemptive order (the “Order”) from the SEC, each Fund of the Trust may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by each Fund’s investment policies and restrictions. Each Fund is currently permitted to borrow under the Interfund Lending Program. A lending fund may lend in aggregate up to 15% of its current net assets at the time of the interfund loan, but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing fund may not borrow through the Interfund Lending Program or from any other source if its total outstanding borrowings immediately after the borrowing would be more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interfund loan rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

On March 23, 2020, the SEC issued an exemptive order (the “Temporary Order”) to provide temporary relief to each Fund of the Trust in relation to the Interfund Lending Program, and the Board has authorized the Funds to rely on the Temporary Order. With respect to interfund lending, the Temporary Order permitted, under certain conditions, a lending fund to lend in aggregate up to 25% of its current net assets at the time of the interfund loan and to make interfund loans with term limits of up to the expiration of the Temporary Order, notwithstanding the current limit of seven business days under the Order. The SEC provided notice in April 2021 that the Temporary Order would be terminated on April 30, 2021.

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During the period ended March 31, 2021, the Fund did not participate in the Interfund Lending Program.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The Fund may enter into the financial derivative instruments described below to the extent permitted by the Fund’s investment policies.

The following disclosures contain information on how and why the Fund uses financial derivative instruments, and how financial derivative instruments affect the Fund’s financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the net realized gain (loss) and net change in unrealized appreciation (depreciation) on the Statement of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Schedule of Investments. The financial derivative instruments outstanding as of period end and the amounts of net realized gain (loss) and net change in unrealized appreciation (depreciation) on financial derivative instruments during the period, as disclosed in the Notes to Schedule of Investments, serve as indicators of the volume of financial derivative activity for the Fund.

(a) Forward Foreign Currency Contracts  may be engaged, in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the Fund’s securities or as part of an investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily, and the change in value is recorded by the Fund as an unrealized gain (loss). Realized gains (losses) are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed and are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain (loss) reflected on the Statement of Assets and Liabilities. In addition, the Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. To mitigate such risk, cash or securities may be exchanged as collateral pursuant to the terms of the underlying contracts.

(b) Futures Contracts  are agreements to buy or sell a security or other asset for a set price on a future date and are traded on an exchange. The Fund may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Fund and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Fund is required to deposit with its futures broker an amount of cash, U.S. Government and Agency Obligations, or select sovereign debt, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and based on such movements in the price of the contracts, an appropriate payable or receivable for the change in value may be posted or collected by the Fund (“Futures Variation Margin”). Futures Variation Margins, if any, are disclosed within centrally cleared financial derivative instruments on the Statement of Assets and Liabilities. Gains (losses) are recognized but not

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Notes to Financial Statements (Cont.)

considered realized until the contracts expire or close. Futures contracts involve, to varying degrees, risk of loss in excess of the Futures Variation Margin included within exchange traded or centrally cleared financial derivative instruments on the Statement of Assets and Liabilities.

(c) Options Contracts  may be written or purchased to enhance returns or to hedge an existing position or future investment. The Fund may write call and put options on securities and financial derivative instruments it owns or in which it may invest. Writing put options tends to increase the Fund’s exposure to the underlying instrument. Writing call options tends to decrease the Fund’s exposure to the underlying instrument. When the Fund writes a call or put, an amount equal to the premium received is recorded and subsequently marked to market to reflect the current value of the option written. These amounts are included on the Statement of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain (loss). Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The Fund as a writer of an option has no control over whether the underlying instrument may be sold (“call”) or purchased (“put”) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Fund may not be able to enter into a closing transaction because of an illiquid market.

Purchasing call options tends to increase the Fund’s exposure to the underlying instrument. Purchasing put options tends to decrease the Fund’s exposure to the underlying instrument. The Fund pays a premium which is included as an asset on the Statement of Assets and Liabilities and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain (loss) when the underlying transaction is executed.

Credit Default Swaptions  may be written or purchased to hedge exposure to the credit risk of an investment without making a commitment to the underlying instrument. A credit default swaption is an option to sell or buy credit protection on a specific reference by entering into a pre-defined swap agreement by some specified date in the future.

Foreign Currency Options  may be written or purchased to be used as a short or long hedge against possible variations in foreign exchange rates or to gain exposure to foreign currencies.

Options on Securities  may be written or purchased to enhance returns or to hedge an existing position or future investment. An option on a security uses a specified security as the underlying instrument for the option contract.

(d) Swap Agreements  are bilaterally negotiated agreements between the Fund and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at

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specified, future intervals. Swap agreements may be privately negotiated in the over the counter market (“OTC swaps”) or may be cleared through a third party, known as a central counterparty or derivatives clearing organization (“Centrally Cleared Swaps”). The Fund may enter into asset, credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Centrally Cleared Swaps are marked to market daily based upon valuations as determined from the underlying contract or in accordance with the requirements of the central counterparty or derivatives clearing organization. Changes in market value, if any, are reflected as a component of net change in unrealized appreciation (depreciation) on the Statement of Operations. Daily changes in valuation of centrally cleared swaps (“Swap Variation Margin”), if any, are disclosed within centrally cleared financial derivative instruments on the Statement of Assets and Liabilities. Centrally Cleared and OTC swap payments received or paid at the beginning of the measurement period are included on the Statement of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Upfront premiums received (paid) are initially recorded as liabilities (assets) and subsequently marked to market to reflect the current value of the swap. These upfront premiums are recorded as realized gain (loss) on the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain (loss) on the Statement of Operations. Net periodic payments received or paid by the Fund are included as part of realized gain (loss) on the Statement of Operations.

For purposes of applying certain of the Fund’s investment policies and restrictions, swap agreements, like other derivative instruments, may be valued by the Fund at market value, notional value or full exposure value. In the case of a credit default swap, in applying certain of the Fund’s investment policies and restrictions, the Fund will value the credit default swap at its notional value or its full exposure value (i.e., the sum of the notional amount for the contract plus the market value), but may value the credit default swap at market value for purposes of applying certain of the Fund’s other investment policies and restrictions. For example, the Fund may value credit default swaps at full exposure value for purposes of the Fund’s credit quality guidelines (if any) because such value in general better reflects the Fund’s actual economic exposure during the term of the credit default swap agreement. As a result, the Fund may, at times, have notional exposure to an asset class (before netting) that is greater or lesser than the stated limit or restriction noted in the Fund’s prospectus. In this context, both the notional amount and the market value may be positive or negative depending on whether the Fund is selling or buying protection through the credit default swap. The manner in which certain securities or other instruments are valued by the Fund for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

Entering into swap agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the

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counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates or the values of the asset upon which the swap is based.

The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk may be mitigated by having a master netting arrangement between the Fund and the counterparty and by the posting of collateral to the Fund to cover the Fund’s exposure to the counterparty.

To the extent the Fund has a policy to limit the net amount owed to or to be received from a single counterparty under existing swap agreements, such limitation only applies to counterparties to OTC swaps and does not apply to centrally cleared swaps where the counterparty is a central counterparty or derivatives clearing organization.

Credit Default Swap Agreements  on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues are entered into to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Fund owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event that the referenced entity, obligation or index, as specified in the swap agreement, undergoes a certain credit event. As a seller of protection on credit default swap agreements, the Fund will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap.

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event).

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Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. The Fund may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are instruments for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues as of period end, if any, are disclosed in the Notes to Schedule of Investments. They serve as an indicator of the current status of payment/performance risk and represent the likelihood or risk of default for the reference entity. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that the Fund as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of period end for which the Fund is the seller of protection are disclosed in the Notes to Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Fund for the same referenced entity or entities.

Cross-Currency Swap Agreements  are entered into to gain or mitigate exposure to currency risk. Cross-currency swap agreements involve two parties exchanging two different currencies with an agreement to reverse the exchange at a later date at specified exchange rates. The exchange of currencies at the inception date of the contract takes place at the current spot rate. The re-exchange

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Notes to Financial Statements (Cont.)

at maturity may take place at the same exchange rate, a specified rate, or the then current spot rate. Interest payments, if applicable, are made between the parties based on interest rates available in the two currencies at the inception of the contract. The terms of cross-currency swap contracts may extend for many years. Cross-currency swaps are usually negotiated with commercial and investment banks. Some cross-currency swaps may not provide for exchanging principal cash flows, but only for exchanging interest cash flows.

Interest Rate Swap Agreements  may be entered into to help hedge against interest rate risk exposure and to maintain the Fund’s ability to generate income at prevailing market rates. The value of the fixed rate bonds that the Fund holds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Fund may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by the Fund with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the buyer pays an upfront fee in consideration for the right to early terminate the swap transaction in whole, at zero cost and at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets.

Volatility Swap Agreements  also known as forward volatility agreements and volatility swaps, and are agreements in which the counterparties agree to make payments in connection with changes in the volatility (i.e., the magnitude of change over a specified period of time) of an underlying referenced instrument, such as a currency, rate, index, security or other financial instrument. Volatility swaps permit the parties to attempt to hedge volatility risk and/or take positions on the projected future volatility of an underlying referenced instrument. For example, the Fund may enter into a volatility swap in order to take the position that the referenced instrument’s volatility will increase over a particular period of time. If the referenced instrument’s volatility does increase over the specified time, the Fund will receive payment from its counterparty based upon the amount by which the referenced instrument’s realized volatility level exceeds a volatility level agreed upon by the parties. If the referenced instrument’s volatility does not increase over the specified time, the Fund will make a payment to the counterparty based upon the amount by which the referenced instrument’s realized volatility level falls below the volatility level agreed upon by the parties. At the maturity date, a net cash flow is exchanged, where the payoff amount is equivalent to the difference between the realized price volatility of the referenced instrument and the strike multiplied by the notional amount. As a receiver of the realized price volatility, the Fund would receive the payoff amount when the realized price volatility of the referenced instrument is greater than the strike and would owe the payoff amount when the volatility is less than the strike. As a payer of the realized price volatility, the Fund would owe the payoff amount when the realized price volatility of the

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referenced instrument is greater than the strike and would receive the payoff amount when the volatility is less than the strike. Payments on a volatility swap will be greater if they are based upon the mathematical square of volatility (i.e., the measured volatility multiplied by itself, which is referred to as “variance”). This type of volatility swap is frequently referred to as a variance swap.

7. PRINCIPAL AND OTHER RISKS

(a) Principal Risks

The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are listed below.

Please see “Description of Principal Risks” in the Fund’s prospectus for a more detailed description of the risks of investing in the Fund.

Interest Rate Risk  is the risk that fixed income securities will decline in value because of an increase in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration.

Call Risk  is the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer’s credit quality). If an issuer calls a security that the Fund has invested in, the Fund may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features.

Credit Risk  is the risk that the Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to meet its financial obligations.

High Yield Risk  is the risk that high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) are subject to greater levels of credit, call and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments, and may be more volatile than higher-rated securities of similar maturity.

Market Risk  is the risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries.

Issuer Risk  is the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

Liquidity Risk  is the risk that a particular investment may be difficult to purchase or sell and that the Fund may be unable to sell illiquid investments at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk may result from the lack of an active

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Notes to Financial Statements (Cont.)

market, reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income funds may be higher than normal, causing increased supply in the market due to selling activity.

Derivatives Risk  is the risk of investing in derivative instruments (such as futures, swaps and structured securities), including leverage, liquidity, interest rate, market, credit and management risks, and valuation complexity. Changes in the value of a derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and the Fund could lose more than the initial amount invested. The Fund’s use of derivatives may result in losses to the Fund, a reduction in the Fund’s returns and/or increased volatility. Over-the-counter (“OTC”) derivatives are also subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally-cleared derivative transactions might not be available for OTC derivatives. The primary credit risk on derivatives that are exchange-traded or traded through a central clearing counterparty. resides with the Fund’s clearing broker, or the clearinghouse. Changes in regulation relating to a mutual fund’s use of derivatives and related instruments could potentially limit or impact the Fund’s ability to invest in derivatives, limit the Fund’s ability to employ certain strategies that use derivatives and/or adversely affect the value of derivatives and the Fund’s performance.

Equity Risk  is the risk that the value of equity securities, such as common stocks and preferred securities, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities.

Mortgage-Related and Other Asset-Backed Securities Risk  is the risks of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk, prepayment risk and credit risk.

Foreign (Non-U.S.) Investment Risk  is the risk that investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, increased risk of delayed settlement of portfolio transactions or loss of certificates of portfolio securities, and the risk of unfavorable foreign government actions, including nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers.

Real Estate Risk  is the risk that the Fund’s investments in Real Estate Investment Trusts (“REITs”) or real estate-linked derivative instruments will subject the Fund to risks similar to those associated with direct ownership of real estate, including losses from casualty or condemnation, and changes in local and general economic conditions, supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes and operating expenses. The Fund’s investments in REITs or real estate-linked derivative instruments subject it to management and tax risks. In addition, privately traded REITs subject the Fund to liquidity and valuation risk.

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Emerging Markets Risk  is the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk.

Sovereign Debt Risk  is the risk that investments in fixed income instruments issued by sovereign entities may decline in value as a result of default or other adverse credit event resulting from an issuer’s inability or unwillingness to make principal or interest payments in a timely fashion.

Currency Risk  is the risk that foreign (non-U.S.) currencies will change in value relative to the U.S. dollar and affect the Fund’s investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies.

Issuer Non-Diversification Risk  is the risk of focusing investments in a small number of issuers, including being more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio might be. Funds that are “non-diversified” may invest a greater percentage of their assets in the securities of a single issuer (such as bonds issued by a particular state) than funds that are “diversified.”

Leveraging Risk  is the risk that certain transactions of the Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing the Fund to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss.

Management Risk  is the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that actual or potential conflicts of interest, legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing the Fund and may cause PIMCO to restrict or prohibit participation in certain investments. There is no guarantee that the investment objective of the Fund will be achieved.

Short Exposure Risk  is the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale will not fulfill its contractual obligations, causing a loss to the Fund.

LIBOR Transition Risk  is the risk related to the anticipated discontinuation of the London Interbank Offered Rate (“LIBOR”) by the end of 2021. Certain instruments held by the Fund rely in some fashion upon LIBOR. Although the transition process away from LIBOR has become increasingly well-defined in advance of the anticipated discontinuation date, there remains uncertainty regarding the nature of any replacement rate, and any potential effects of the transition away from LIBOR on the Fund or on certain instruments in which the Fund invests can be difficult to ascertain. The transition process may involve, among other things, increased volatility or illiquidity in markets for instruments that currently rely on LIBOR and may result in a reduction in value of certain instruments held by the Fund.

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Notes to Financial Statements (Cont.)

(b) Other Risks

In general, the Fund may be subject to additional risks, including, but not limited to, risks related to government regulation and intervention in financial markets, operational risks, risks associated with financial, economic and global market disruptions, and cybersecurity risks. Please see the Fund’s prospectus and Statement of Additional Information for a more detailed description of the risks of investing in the Fund. Please see the Important Information section of this report for additional discussion of certain regulatory and market developments that may impact the Fund’s performance.

Market Disruption Risk  The Fund is subject to investment and operational risks associated with financial, economic and other global market developments and disruptions, including those arising from war, terrorism, market manipulation, government interventions, defaults and shutdowns, political changes or diplomatic developments, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics) and natural/environmental disasters, which can all negatively impact the securities markets and cause the Fund to lose value. These events can also impair the technology and other operational systems upon which the Fund’s service providers, including PIMCO as the Fund’s investment adviser, rely, and could otherwise disrupt the Fund’s service providers’ ability to fulfill their obligations to the Fund. For example, the recent spread of an infectious respiratory illness caused by a novel strain of coronavirus (known as COVID-19) has caused volatility, severe market dislocations and liquidity constraints in many markets, including markets for the securities the Fund holds, and may adversely affect the Fund’s investments and operations. Please see the Important Information section for additional discussion of the COVID-19 pandemic.

Government Intervention in Financial Markets  Federal, state, and other governments, their regulatory agencies, or self-regulatory organizations may take actions that affect the regulation of the instruments in which the Fund invests, or the issuers of such instruments, in ways that are unforeseeable. Legislation or regulation may also change the way in which the Fund itself is regulated. Such legislation or regulation could limit or preclude the Fund’s ability to achieve its investment objective. Furthermore, volatile financial markets can expose the Fund to greater market and liquidity risk and potential difficulty in valuing portfolio instruments held by the Fund. The value of the Fund’s holdings is also generally subject to the risk of future local, national, or global economic disturbances based on unknown weaknesses in the markets in which the Fund invests. In addition, it is not certain that the U.S. Government will intervene in response to a future market disturbance and the effect of any such future intervention cannot be predicted. It is difficult for issuers to prepare for the impact of future financial downturns, although companies can seek to identify and manage future uncertainties through risk management programs.

Regulatory Risk  Financial entities, such as investment companies and investment advisers, are generally subject to extensive government regulation and intervention. Government regulation and/or intervention may change the way the Fund is regulated, affect the expenses incurred directly by the Fund and the value of its investments, and limit and/or preclude the Fund’s ability to achieve its investment objective. Government regulation may change frequently and may have significant adverse consequences. Moreover, government regulation may have unpredictable and unintended effects.

Operational Risk  An investment in the Fund, like any fund, can involve operational risks arising from factors such as processing errors, human errors, inadequate or failed internal or external

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processes, failures in systems and technology, changes in personnel and errors caused by third-party service providers. The occurrence of any of these failures, errors or breaches could result in a loss of information, regulatory scrutiny, reputational damage or other events, any of which could have a material adverse effect on the Fund. While the Fund seeks to minimize such events through controls and oversight, there may still be failures that could cause losses to the Fund.

Cyber Security Risk  As the use of technology has become more prevalent in the course of business, the Fund has become potentially more susceptible to operational and information security risks resulting from breaches in cyber security. A breach in cyber security refers to both intentional and unintentional cyber events that may, among other things, cause the Fund to lose proprietary information, suffer data corruption and/or destruction or lose operational capacity, result in the unauthorized release or other misuse of confidential information, or otherwise disrupt normal business operations. Cyber security failures or breaches may result in financial losses to the Fund and its shareholders. These failures or breaches may also result in disruptions to business operations, potentially resulting in financial losses; interference with the Fund’s ability to calculate its net asset value, process shareholder transactions or otherwise transact business with shareholders; impediments to trading; violations of applicable privacy and other laws; regulatory fines; penalties; reputational damage; reimbursement or other compensation costs; additional compliance and cyber security risk management costs and other adverse consequences. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future.

8. MASTER NETTING ARRANGEMENTS

The Fund may be subject to various netting arrangements (“Master Agreements”) with select counterparties. Master Agreements govern the terms of certain transactions, and are intended to reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that is intended to improve legal certainty. Each type of Master Agreement governs certain types of transactions. Different types of transactions may be traded out of different legal entities or affiliates of a particular organization, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow the Fund to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single Master Agreement with a counterparty. For financial reporting purposes the Statement of Assets and Liabilities generally presents derivative assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under most Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other securities may be used depending on the terms outlined in the applicable Master Agreement. Securities and cash pledged as collateral are reflected as assets on the Statement of Assets and Liabilities as either a component of Investments at value (securities) or Deposits with counterparty. Cash collateral received is not typically held in a segregated account

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Notes to Financial Statements (Cont.)

and as such is reflected as a liability on the Statement of Assets and Liabilities as Deposits from counterparty. The market value of any securities received as collateral is not reflected as a component of NAV. The Fund’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and certain sale-buyback transactions between the Fund and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern certain forward settling transactions, such as TBA securities, delayed-delivery or certain sale-buyback transactions by and between the Fund and select counterparties. The Master Forward Agreements maintain provisions for, among other things, transaction initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Schedule of Investments.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Such transactions require posting of initial margin as determined by each relevant clearing agency which is segregated in an account at a futures commission merchant (“FCM”) registered with the Commodity Futures Trading Commission. In the United States, counterparty risk may be reduced as creditors of an FCM cannot have a claim to Fund assets in the segregated account. Portability of exposure reduces risk to the Fund. Variation margin, or changes in market value, are generally exchanged daily, but may not be netted between futures and cleared OTC derivatives unless the parties have agreed to a separate arrangement in respect of portfolio margining. The market value or accumulated unrealized appreciation (depreciation), initial margin posted, and any unsettled variation margin as of period end are disclosed in the Notes to Schedule of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern bilateral OTC derivative transactions entered into by the Fund with select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral posting and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. The ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level or as required by regulation. Similarly, if required by regulation, the Fund may be required to post additional collateral beyond coverage of daily exposure. These amounts, if any, may (or if required by law, will) be segregated with a third-party custodian. To the extent the Fund is required by regulation to post additional collateral beyond coverage of daily exposure, it could potentially incur costs,

80	PIMCO EMERGING MARKETS LOCAL CURRENCY AND BOND FUND

March 31, 2021

including in procuring eligible assets to meet collateral requirements, associated with such posting. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

9. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Fund at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate as noted in the table in note (b) below.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs.

The Investment Advisory Fee and Supervisory and Administrative Fees for all classes, as applicable, are charged at the annual rate as noted in the following table (calculated as a percentage of the Fund’s average daily net assets attributable to each class):

Investment Advisory Fee	Supervisory and Administrative Fee

All Classes	Institutional Class	I-2	I-3	Class A	Class C

0.45%	0.45%	0.55%	0.65%(1)	0.60%	0.60%

(1)	PIMCO has contractually agreed, through July 31, 2021, to waive its supervisory and administrative fee for I-3 shares by 0.05% of the average daily net assets attributable to I-3 shares of the Fund.

(c) Distribution and Servicing Fees  PIMCO Investments LLC, a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares.

The Trust has adopted separate Distribution and Servicing Plans with respect to the Class A and Class C shares of the Trust pursuant to Rule 12b-1 under the Act. In connection with the distribution of Class C shares of the Trust, the Distributor receives distribution fees from the Trust of up to 0.75% for Class C shares, and in connection with personal services rendered to Class A and Class C shareholders and the maintenance of such shareholder accounts, the Distributor receives servicing fees from the Trust of up to 0.25% for each of Class A and Class C shares (percentages reflect annual rates of the average daily net assets attributable to the applicable class).

The Trust paid distribution and servicing fees at effective rates as noted in the following table (calculated as a percentage of the Fund’s average daily net assets attributable to each class):

	Allowable Rate

	Distribution Fee	Servicing Fee

Class A	—	0.25%

Class C	0.75%	0.25%

ANNUAL REPORT	MARCH 31, 2021	81

Notes to Financial Statements (Cont.)

The Distributor also received the proceeds of the initial sales charges paid by the shareholders upon the purchase of Class A shares, except for the PIMCO Short Asset Investment Fund, and the contingent deferred sales charges paid by the shareholders upon certain redemptions of Class A and Class C shares, except for the PIMCO Government Money Market Fund and the PIMCO Short Asset Investment Fund. For the period ended March 31, 2021, the Distributor retained $5,518,745 representing commissions (sales charges) and contingent deferred sales charges from the Trust.

(d) Fund Expenses  PIMCO provides or procures supervisory and administrative services for shareholders and also bears the costs of various third-party services required by the Fund, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Trust is responsible for the following expenses: (i) taxes and governmental fees; (ii) brokerage fees and commissions and other portfolio transaction expenses; (iii) the costs of borrowing money, including interest expenses; (iv) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit (except the PIMCO All Asset and PIMCO All Asset All Authority Funds); (v) extraordinary expense, including costs of litigation and indemnification expenses; (vi) organizational expenses; and (vii) any expenses allocated or allocable to a specific class of shares and may include certain other expenses as permitted by the Trust’s Multi-Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual fund operating expenses per share class.

The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

(e) Expense Limitation  Pursuant to the Expense Limitation Agreement, PIMCO has agreed to waive a portion of the Fund’s Supervisory and Administrative Fee, or reimburse the Fund, to the extent that the Fund’s organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata share of Trustee Fees exceed 0.0049%, the “Expense Limit” (calculated as a percentage of the Fund’s average daily net assets attributable to each class). The Expense Limitation Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term.

In any month in which the supervision and administration agreement is in effect, PIMCO is entitled to reimbursement by the Fund of any portion of the supervisory and administrative fee waived or reimbursed pursuant to the Expense Limitation Agreement (the “Reimbursement Amount”) during the previous thirty-six months from the date of the waiver, provided that such amount paid to PIMCO will not: i) together with any organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata Trustee fees, exceed, for such month, the Expense Limit (or the amount of the expense limit in place at the time the amount being recouped was originally waived if lower than the Expense Limit); ii) exceed the total Reimbursement Amount; or iii) include any amounts previously reimbursed to PIMCO. At March 31, 2021, there were no recoverable amounts.

Pursuant to a Fee Waiver Agreement, PIMCO has contractually agreed, through July 31, 2021, to reduce its supervisory and administrative fee for I-3 shares by 0.05% of the average daily net assets

82	PIMCO EMERGING MARKETS LOCAL CURRENCY AND BOND FUND

March 31, 2021

attributable to I-3 shares of the Fund. This Fee Waiver Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term.

The waiver is reflected on the Statement of Operations as a component of Waiver and/or Reimbursement by PIMCO. For the period ended March 31, 2021, the amount was $4,430.

10. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees paid to these parties are disclosed in Note 9, Fees and Expenses, and the accrued related party fee amounts are disclosed on the Statement of Assets and Liabilities.

The Fund is permitted to purchase or sell securities from or to certain related affiliated funds under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that are, or could be, considered an affiliate, or an affiliate of an affiliate, by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 under the Act. Further, as defined under the procedures, each transaction is effected at the current market price. Purchases and sales of securities pursuant to Rule 17a-7 under the Act for the period ended March 31, 2021, were as follows (amounts in thousands†):

Purchases	Sales

$11,050	$110,662

†	A zero balance may reflect actual amounts rounding to less than one thousand.

11. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee or officer of the Trust is indemnified and each employee or other agent of the Trust (including the Trust’s investment manager) may be indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts.

12. PURCHASES AND SALES OF SECURITIES

The length of time the Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Fund is known as “portfolio turnover.” The Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover may involve correspondingly greater transaction costs, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities, which are borne by the Fund. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates when distributed to shareholders). The transaction costs associated with portfolio turnover may adversely affect the Fund’s performance. The portfolio turnover rates are reported in the Financial Highlights.

ANNUAL REPORT	MARCH 31, 2021	83

Notes to Financial Statements (Cont.)

Purchases and sales of securities (excluding short-term investments) for the period ended March 31, 2021, were as follows (amounts in thousands†):

U.S. Government/Agency		All Other

Purchases	Sales	Purchases	Sales

$0	$0	$2,065,159	$2,363,197

†	A zero balance may reflect actual amounts rounding to less than one thousand.

13. SHARES OF BENEFICIAL INTEREST

The Trust may issue an unlimited number of shares of beneficial interest with a $0.01 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands†):

	Year Ended 03/31/2021		Year Ended 03/31/2020
	Shares	Amount	Shares	Amount

Receipts for shares sold

Institutional Class	92,546	$594,736	40,299	$276,583

I-2	10,310	68,307	8,801	60,331

I-3	1,057	6,937	1,277	8,880

Class A	1,867	12,378	1,691	11,817

Class C	80	549	225	1,574

Issued as reinvestment of distributions

Institutional Class	9,030	58,877	16,708	114,221

I-2	579	3,786	680	4,654

I-3	68	444	94	640

Class A	233	1,521	367	2,513

Class C	33	213	72	494

Cost of shares redeemed

Institutional Class	(135,202)	(869,558)	(292,212)	(1,977,481)

I-2	(7,833)	(51,237)	(9,273)	(62,500)

I-3	(1,089)	(6,520)	(553)	(3,491)

Class A	(1,815)	(11,697)	(6,735)	(45,506)

Class C	(951)	(6,298)	(875)	(5,995)

Net increase (decrease) resulting from Fund share transactions	(31,087)	$(197,562)	(239,434)	$(1,613,266)

†	A zero balance may reflect actual amounts rounding to less than one thousand.

As of March 31, 2021, one shareholder owned 10% or more of the Fund’s total outstanding shares comprising 21% of the Fund. The shareholder is a related party of the Fund. Related parties may include, but are not limited to, the investment adviser and its affiliates, affiliated broker dealers, fund of funds and directors or employees of the Trust or Adviser.

14. REGULATORY AND LITIGATION MATTERS

The Fund is not named as a defendant in any material litigation or arbitration proceedings and is not aware of any material litigation or claim pending or threatened against it.

The foregoing speaks only as of the date of this report.

84	PIMCO EMERGING MARKETS LOCAL CURRENCY AND BOND FUND

March 31, 2021

15. FEDERAL INCOME TAX MATTERS

The Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

The Fund may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Adviser has reviewed the Fund’s tax positions for all open tax years. As of March 31, 2021, the Fund has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Fund files U.S. federal, state, and local tax returns as required. The Fund’s tax returns are subject to examination by relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

As of March 31, 2021, the components of distributable taxable earnings are as follows (amounts in thousands†):

	Undistributed Ordinary Income(1)	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation)(2)	Other Book-to-Tax Accounting Differences (3)	Accumulated Capital Losses(4)	Qualified Late-Year Loss Deferral - Capital(5)	Qualified Late-Year Loss Deferral - Ordinary(6)	Total Distributable Earnings

PIMCO Emerging Markets Local Currency and Bond Fund	$0	$0	$(72,808)	$(1,048)	$(207,571)	$0	$0	$(281,247)

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)	Includes undistributed short-term capital gains, if any.
(2)

Adjusted for open wash sale loss deferrals and the accelerated recognition of unrealized gain or loss on certain forward contracts for federal income tax purposes. Also adjusted for differences between book and tax realized and unrealized gain (loss) on swap contracts, foreign investment companies (PFICs), straddle loss deferrals, and defaulted securities.

(3)	Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America, mainly for distributions payable at fiscal year-end.
(4)	Capital losses available to offset future net capital gains expire in varying amounts as shown below.
(5)	Capital losses realized during the period November 1, 2020 through March 31, 2021 which the Fund elected to defer to the following taxable year pursuant to income tax regulations.
(6)

Specified losses realized during the period November 1, 2020 through March 31, 2021 and Ordinary losses realized during the period January 1, 2021 through March 31, 2021, which the Funds elected to defer to the following taxable year pursuant to income tax regulations.

ANNUAL REPORT	MARCH 31, 2021	85

Notes to Financial Statements (Cont.)

March 31, 2021

Under the Regulated Investment Company Modernization Act of 2010, a fund is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law. As of March 31, 2021, the Fund had the following post-effective capital losses with no expiration (amounts in thousands†):

	Short-Term	Long-Term

PIMCO Emerging Markets Local Currency and Bond Fund	$83,714	$123,857

†	A zero balance may reflect actual amounts rounding to less than one thousand.

As of March 31, 2021, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands†):

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)(7)

PIMCO Emerging Markets Local Currency and Bond Fund	$1,697,158	$183,932	$(259,698)	$(75,766)

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(7)

Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) on investments are attributable to open wash sale loss deferrals, unrealized gain or loss on certain forward contracts, realized and unrealized gain (loss) swap contracts, passive foreign investment companies (PFICs), straddle loss deferrals, and defaulted securities.

For the fiscal years ended March 31, 2021 and March 31, 2020, respectively, the Fund made the following tax basis distributions (amounts in thousands†):

	March 31, 2021			March 31, 2020

	Ordinary Income Distributions(8)	Long-Term Capital Gain Distributions	Return of Capital(9)	Ordinary Income Distributions(8)	Long-Term Capital Gain Distributions	Return of Capital(9)

PIMCO Emerging Markets Local Currency and Bond Fund	$18,750	$0	$56,434	$0	$0	$136,206

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(8)	Includes short-term capital gains distributed, if any.
(9)

A portion of the distributions made represents a tax return of capital. Return of capital distributions have been reclassified from undistributed net investment income to paid-in capital to more appropriately conform financial accounting to tax accounting.

86	PIMCO EMERGING MARKETS LOCAL CURRENCY AND BOND FUND

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of PIMCO Funds and Shareholders of PIMCO Emerging Markets Local Currency and Bond Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of PIMCO Emerging Markets Local Currency and Bond Fund (one of the funds constituting PIMCO Funds, referred to hereafter as the “Fund”) as of March 31, 2021, the related statements of operations and cash flows for the year ended March 31, 2021, the statement of changes in net assets for each of the two years in the period ended March 31, 2021, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of March 31, 2021, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period ended March 31, 2021 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of March 31, 2021 by correspondence with the custodian, transfer agent, brokers and agent banks; when replies were not received from brokers or agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Kansas City, Missouri

May 27, 2021

We have served as the auditor of one or more investment companies in PIMCO Funds since 1987.

ANNUAL REPORT	MARCH 31, 2021	87

Glossary: (abbreviations that may be used in the preceding statements)

Counterparty Abbreviations:
BOA	Bank of America N.A.	JML	JP Morgan Securities Plc
BPS	BNP Paribas S.A.	JPM	JP Morgan Chase Bank N.A.
BRC	Barclays Bank PLC	MBC	HSBC Bank Plc
BSH	Banco Santander S.A. - New York Branch	MYC	Morgan Stanley Capital Services LLC
CBK	Citibank N.A.	MYI	Morgan Stanley & Co. International PLC
CKL	Citibank N.A. London	NGF	Nomura Global Financial Products, Inc.
DUB	Deutsche Bank AG	NOM	Nomura Securities International Inc.
FBF	Credit Suisse International	RBC	Royal Bank of Canada
FICC	Fixed Income Clearing Corporation	RYL	NatWest Markets Plc
GLM	Goldman Sachs Bank USA	SCX	Standard Chartered Bank, London
GST	Goldman Sachs International	SOG	Societe Generale Paris
HUS	HSBC Bank USA N.A.	SSB	State Street Bank and Trust Co.
IND	Crédit Agricole Corporate and Investment Bank S.A.	TOR	The Toronto-Dominion Bank
		UAG	UBS AG Stamford

Currency Abbreviations:
AUD	Australian Dollar	KRW	South Korean Won
BRL	Brazilian Real	KZT	Kazakhstani Tenge
CLP	Chilean Peso	MXN	Mexican Peso
CNH	Chinese Renminbi (Offshore)	MYR	Malaysian Ringgit
CNY	Chinese Renminbi (Mainland)	PEN	Peruvian New Sol
COP	Colombian Peso	PHP	Philippine Peso
CZK	Czech Koruna	PLN	Polish Zloty
DOP	Dominican Peso	RON	Romanian New Leu
EGP	Egyptian Pound	RUB	Russian Ruble
EUR	Euro	THB	Thai Baht
GBP	British Pound	TRY	Turkish New Lira
GHS	Ghanaian Cedi	TWD	Taiwanese Dollar
HKD	Hong Kong Dollar	UAH	Ukrainian Hryvnia
HUF	Hungarian Forint	USD (or $)	United States Dollar
IDR	Indonesian Rupiah	UYU	Uruguayan Peso
ILS	Israeli Shekel	VND	Vietnamese Dong
INR	Indian Rupee	ZAR	South African Rand
KES	Kenyan Schilling

Exchange Abbreviations:
OTC	Over the Counter

Index/Spread Abbreviations:
BZDIOVRA	Brazil Interbank Deposit Rate	IBR	Indicador Bancario de Referencia
CDX.IG	Credit Derivatives Index - Investment Grade	LIBOR03M	3 Month USD-LIBOR
CNREPOFIX	China Fixing Repo Rates 7-Day	US0003M	ICE 3-Month USD LIBOR
EUR003M	3 Month EUR Swap Rate	US0006M	ICE 6-Month USD LIBOR

88	PIMCO EMERGING MARKETS LOCAL CURRENCY AND BOND FUND

(Unaudited)

Other Abbreviations:
ALT	Alternate Loan Trust	OIS	Overnight Index Swap
ATM	At-the-money	PIK	Payment-in-Kind
BBR	Bank Bill Rate	PRIBOR	Prague Interbank Offered Rate
CDI	Brazil Interbank Deposit Rate	REMIC	Real Estate Mortgage Investment Conduit
CHILIBOR	Chile Interbank Offered Rate	TBA	To-Be-Announced
JIBAR	Johannesburg Interbank Agreed Rate	TBD	To-Be-Determined
JSC	Joint Stock Company	TBD%	Interest rate to be determined when loan settles or at the time of funding
KLIBOR	Kuala Lumpur Interbank Offered Rate	TELBOR	Tel Aviv Inter-Bank Offered Rate
KORIBOR	Korea Interbank Offered Rate	THBFIX	Thai Baht Floating-Rate Fix
LIBOR	London Interbank Offered Rate	TIIE	Tasa de Interés Interbancaria de Equilibrio “Equilibrium Interbank Interest Rate”
Lunar	Monthly payment based on 28-day periods. One year consists of 13 periods.	WIBOR	Warsaw Interbank Offered Rate

ANNUAL REPORT	MARCH 31, 2021	89

Federal Income Tax Information

(Unaudited)

As required by the Internal Revenue Code (“Code”) and Treasury Regulations, if applicable, shareholders must be notified within 60 days of the Fund’s fiscal year end regarding the status of qualified dividend income and the dividend received deduction.

Dividend Received Deduction.  Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Fund’s dividend distribution that qualifies under tax law. The percentage of the following Fund’s Fiscal 2021 ordinary income dividend that qualifies for the corporate dividend received deduction is set forth below:

Qualified Dividend Income.  Under the Jobs and Growth Tax Relief Reconciliation Act of 2003, the following percentage of ordinary dividends paid during the fiscal year ended March 31, 2021 was designated as ‘qualified dividend income’ as defined in the Jobs and Growth Tax Relief Reconciliation Act of 2003 subject to reduced tax rates in 2021:

Qualified Interest Income and Qualified Short-Term Capital Gain (for non-U.S. resident shareholders only).  Under the American Jobs Creation Act of 2004, the following amounts of ordinary dividends paid during the fiscal year ended March 31, 2021 are considered to be derived from “qualified interest income,” as defined in Section 871(k)(1)(E) of the Code, and therefore are designated as interest-related dividends, as defined in Section 871(k)(1)(C) of the Code. Further, the following amounts of ordinary dividends paid during the fiscal year ended March 31, 2021 are considered to be derived from “qualified short-term capital gain,” as defined in Section 871(k)(2)(D) of the Code, and therefore are designated as qualified short-term gain dividends, as defined by Section 871(k)(2)(C) of the Code.

	Dividend Received Deduction %	Qualified Dividend Income %	Qualified Interest Income (000s†)	Qualified Short-Term Capital Gain (000s†)
PIMCO Emerging Markets Local Currency and Bond Fund	0%	0%	$2,887	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. In January 2022, you will be advised on IRS Form 1099-DIV as to the federal tax status of the dividends and distributions received by you in calendar year 2021.

Section 163(j) Interest Dividends.  The fund intends to pass through the maximum amount allowable as Section 163(j) Interest Dividends as defined in Proposed Treasury Section 1.163(j)-1(b). The 163(j) percentage of ordinary income distributions are as follows:

163 (j) Interest Dividends %
PIMCO Emerging Markets Local Currency and Bond Fund	0%

90	PIMCO EMERGING MARKETS LOCAL CURRENCY AND BOND FUND

Management of the Trust

(Unaudited)

The charts below identify the Trustees and executive officers of the Trust. Unless otherwise indicated, the address of all persons below is 650 Newport Center Drive, Newport Beach, CA 92660.

The Funds’ Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at (888) 87-PIMCO or visit the Funds’ website at www.pimco.com.

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served†	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Public Company and Investment Company Directorships Held by Trustee During the Past 5 Years

Interested Trustees[1]

Peter G. Strelow (1970) Chairman of the Board and Trustee	05/2017 to present Chairman 02/2019 to present	Managing Director and Co-Chief Operating Officer, PIMCO. Senior Vice President of the Trust, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Chief Administrative Officer, PIMCO.	149	Chairman and Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT.

Kimberley G. Stafford (1978) Trustee	02/2021 to present	Managing Director and Global Head of Product Strategy, PIMCO; and Member of Executive Committee. Formerly, Head of Asia-Pacific, Global Head of Consultant Relations and Head of US Institutional and Alternatives Sales, PIMCO.	149	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT.

Independent Trustees
Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served†	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Public Company and Investment Company Directorships Held by Trustee During the Past 5 Years

George E. Borst (1948) Trustee	04/2015 to present	Executive Advisor, McKinsey & Company; Formerly, Executive Advisor, Toyota Financial Services; and CEO, Toyota Financial Services.	149	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, MarineMax Inc.

Jennifer Holden Dunbar (1963) Trustee	04/2015 to present	Managing Director, Dunbar Partners, LLC (business consulting and investments). Formerly, Partner, Leonard Green & Partners, L.P.	149	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, PS Business Parks; Director, Big 5 Sporting Goods Corporation.

Kym M. Hubbard (1957) Trustee	02/2017 to present	Formerly, Global Head of Investments, Chief Investment Officer and Treasurer, Ernst & Young.	149	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, State Auto Financial Corporation.

Gary F. Kennedy (1955) Trustee	04/2015 to present	Formerly, Senior Vice President, General Counsel and Chief Compliance Officer, American Airlines and AMR Corporation (now American Airlines Group).	149	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Peter B. McCarthy (1950) Trustee	04/2015 to present	Formerly, Assistant Secretary and Chief Financial Officer, United States Department of Treasury; Deputy Managing Director, Institute of International Finance.	149	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

ANNUAL REPORT	MARCH 31, 2021	91

Management of the Trust (Cont.)

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served†	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Public Company and Investment Company Directorships Held by Trustee During the Past 5 Years

Ronald C. Parker (1951) Lead Independent Trustee	07/2009 to present Lead Independent Trustee - 02/2017 to present	Director of Roseburg Forest Products Company. Formerly, Chairman of the Board, The Ford Family Foundation; and President, Chief Executive Officer, Hampton Affiliates (forestry products).	149	Lead Independent Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

*	Unless otherwise noted, the information for the individuals listed is as of March 31, 2021.
[1]	Ms. Stafford and Mr. Strelow are “interested persons” of the Trust (as that term is defined in the 1940 Act) because of their affiliations with PIMCO.
†	Trustees serve until their successors are duly elected and qualified.

Executive Officers

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years†

Eric D. Johnson (1970) President	06/2019 to present	Executive Vice President and Head of Funds Business Group Americas, PIMCO. President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

David C. Flattum (1964) Chief Legal Officer	05/2019 to present	Managing Director and General Counsel, PIMCO. Chief Legal Officer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, Managing Director, Chief Operating Officer and General Counsel, Allianz Asset Management of America L.P.

Keisha Audain-Pressley (1975) Chief Compliance Officer	01/2020 to present	Executive Vice President and Deputy Chief Compliance Officer, PIMCO. Chief Compliance Officer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Joshua D. Ratner (1976)** Senior Vice President	05/2019 to present	Executive Vice President and Head of Americas Operations, PIMCO. Senior Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Peter G. Strelow (1970) Senior Vice President	06/2019 to present	Managing Director and Co-Chief Operating Officer, PIMCO. Senior Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Chief Administrative Officer, PIMCO.

Ryan G. Leshaw (1980) Vice President - Senior Counsel, Secretary	11/2018 to present	Executive Vice President and Senior Counsel, PIMCO. Vice President, Senior Counsel and Secretary, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Chief Legal Officer, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Associate, Willkie Farr & Gallagher LLP.

Wu-Kwan Kit (1981) Assistant Secretary	08/2017 to present	Senior Vice President and Senior Counsel, PIMCO. Assistant Secretary, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Vice President, Senior Counsel and Secretary, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Assistant General Counsel, VanEck Associates Corp.

Jeffrey A. Byer (1976) Vice President	02/2020 to present	Executive Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

92	PIMCO EMERGING MARKETS LOCAL CURRENCY AND BOND FUND

(Unaudited)

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years†

Elizabeth A. Duggan (1964) Vice President	02/2021 to present	Executive Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Brian J. Pittluck (1977) Vice President	01/2020 to present	Senior Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Bijal Y. Parikh (1978) Treasurer	01/2021 to present	Senior Vice President, PIMCO. Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Erik C. Brown (1967)*** Assistant Treasurer	02/2001 to present	Executive Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Brandon T. Evans (1982) Assistant Treasurer	05/2019 to present	Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Colleen D. Miller (1980)** Assistant Treasurer	02/2017 to present	Senior Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Deputy Treasurer, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Jason J. Nagler (1982)*** Assistant Treasurer	05/2015 to present	Senior Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

H. Jessica Zhang (1973)** Assistant Treasurer	01/2020 to present	Senior Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

*	Unless otherwise noted, the information for the individuals listed is as of March 31, 2021.
†

The term “PIMCO-Sponsored Closed-End Funds” as used herein includes: PIMCO California Municipal Income Fund, PIMCO California Municipal Income Fund II, PIMCO California Municipal Income Fund III, PIMCO Municipal Income Fund, PIMCO Municipal Income Fund II, PIMCO Municipal Income Fund III, PIMCO New York Municipal Income Fund, PIMCO New York Municipal Income Fund II, PIMCO New York Municipal Income Fund III, PCM Fund Inc., PIMCO Corporate & Income Opportunity Fund, PIMCO Corporate & Income Strategy Fund, PIMCO Dynamic Credit and Mortgage Income Fund, PIMCO Dynamic Income Fund, PIMCO Dynamic Income Opportunities Fund, PIMCO Energy and Tactical Credit Opportunities Fund, PIMCO Global StocksPLUS® & Income Fund, PIMCO High Income Fund, PIMCO Income Opportunity Fund, PIMCO Income Strategy Fund, PIMCO Income Strategy Fund II and PIMCO Strategic Income Fund, Inc.; the term “PIMCO-Sponsored Interval Funds” as used herein includes: PIMCO Flexible Credit Income Fund and PIMCO Flexible Municipal Income Fund.

**	The address of these officers is Pacific Investment Management Company LLC, 1633 Broadway, New York, New York 10019.
***	The address of these officers is Pacific Investment Management Company LLC, 401 Congress Ave., Austin, Texas 78701.

ANNUAL REPORT	MARCH 31, 2021	93

Privacy Policy1

The Funds2,3 consider customer privacy to be a fundamental aspect of their relationships with shareholders and are committed to maintaining the confidentiality, integrity and security of their current, prospective and former shareholders’ non-public personal information. The Funds have developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

Obtaining Non-Public Personal Information

In the course of providing shareholders with products and services, the Funds and certain service providers to the Funds, such as the Funds’ investment advisers or sub-advisers (“Advisers”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial professional or consultant, and/or from information captured on applicable websites.

Respecting Your Privacy

As a matter of policy, the Funds do not disclose any non-public personal information provided by shareholders or gathered by the Funds to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Funds. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. The Funds or their affiliates may also retain non-affiliated companies to market Fund shares or products which use Fund shares and enter into joint marketing arrangements with them and other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Funds may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm and/or financial professional or consultant.

Sharing Information with Third Parties

The Funds reserve the right to disclose or report personal or account information to non-affiliated third parties in limited circumstances where the Funds believe in good faith that disclosure is required under law, to cooperate with regulators or law enforcement authorities, to protect their rights or property, or upon reasonable request by any Fund in which a shareholder has invested. In addition, the Funds may disclose information about a shareholder or a shareholder’s accounts to a non-affiliated third party at the shareholder’s request or with the consent of the shareholder.

Sharing Information with Affiliates

The Funds may share shareholder information with their affiliates in connection with servicing shareholders’ accounts, and subject to applicable law may provide shareholders with information about products and services that the Funds or their Advisers, distributors or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Funds may share may include, for example, a shareholder’s participation in the Funds or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), information about the Funds’ experiences or transactions with a shareholder, information captured on applicable websites, or other data about a shareholder’s accounts, subject

94	PIMCO EMERGING MARKETS LOCAL CURRENCY AND BOND FUND

(Unaudited)

to applicable law. The Funds’ Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

Procedures to Safeguard Private Information

The Funds take seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Funds have implemented procedures that are designed to restrict access to a shareholder’s non-public personal information to internal personnel who need to know that information to perform their jobs, such as servicing shareholder accounts or notifying shareholders of new products or services. Physical, electronic and procedural safeguards are in place to guard a shareholder’s non-public personal information.

Information Collected from Websites

The Funds or their service providers and partners may collect information from shareholders via websites they maintain. The information collected via websites maintained by the Funds or their service providers includes client non-public personal information.

Changes to the Privacy Policy

From time to time, the Funds may update or revise this privacy policy. If there are changes to the terms of this privacy policy, documents containing the revised policy on the relevant website will be updated.

1 Amended as of June 25, 2020.

2 PIMCO Investments LLC (“PI”) serves as the Funds’ distributor and does not provide brokerage services or any financial advice to investors in the Funds solely because it distributes the Funds. This Privacy Policy applies to the activities of PI to the extent that PI regularly effects or engages in transactions with or for a shareholder of a series of a Trust who is the record owner of such shares. For purposes of this Privacy Policy, references to “the Funds” shall include PI when acting in this capacity.

3 When distributing this Policy, a Fund may combine the distribution with any similar distribution of its investment adviser’s privacy policy. The distributed, combined, policy may be written in the first person (i.e. by using “we” instead of “the Funds”).

ANNUAL REPORT	MARCH 31, 2021	95

Liquidity Risk Management Program

(Unaudited)

In compliance with Rule 22e-4 (the “Liquidity Rule”) under the Investment Company Act of 1940, as amended (“1940 Act”), PIMCO Funds (the “Trust”) has adopted and implemented a liquidity risk management program (the “Program”) for each series of the Trust (each a “Fund” and collectively, the “Funds”) not regulated as a money market fund under 1940 Act Rule 2a-7, which is reasonably designed to assess and manage the Funds’ liquidity risk. The Trust’s Board of Trustees (the “Board”) previously approved the designation of the PIMCO Liquidity Risk Committee (the “Administrator”) as Program administrator. The PIMCO Liquidity Risk Committee consists of senior members from certain PIMCO business areas, such as Portfolio Risk Management, Americas Operations, Compliance, Account Management and Portfolio Management, and is advised by members of PIMCO Legal.

A Fund’s “liquidity risk” is the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of the remaining investors’ interests in the Fund. In accordance with the Program, each Fund’s liquidity risk is assessed no less frequently than annually taking into consideration a variety of factors, including, as applicable, the Fund’s investment strategy and liquidity of portfolio investments, cash flow projections, and holdings of cash and cash equivalents, as well as borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions. Each Fund portfolio investment is classified into one of four liquidity categories (including “highly liquid investments” and “illiquid investments,” discussed below) based on a determination of the number of days it is reasonably expected to take to convert the investment to cash, or sell or dispose of the investment, in current market conditions without significantly changing the investment’s market value. Each Fund has adopted a “Highly Liquid Investment Minimum” (or “HLIM”), which is a minimum amount of Fund net assets to be invested in highly liquid investments that are assets. As required under the Liquidity Rule, each Fund’s HLIM is periodically reviewed, no less frequently than annually, and the Funds have adopted policies and procedures for responding to a shortfall of a Fund’s highly liquid investments below its HLIM. The Liquidity Rule also limits the Funds’ investments in illiquid investments by prohibiting a Fund from acquiring any illiquid investment if, immediately after the acquisition, the Fund would have invested more than 15% of its net assets in illiquid investments that are assets. Certain non-public reporting is generally required if a Fund’s holdings of illiquid investments that are assets were to exceed 15% of Fund net assets.

At a meeting of the Board held on February 9-10, 2021, the Board received a report (the “Report”) from the Administrator addressing the Program’s operation and assessing the adequacy and effectiveness of its implementation for the period from December 1, 2019 through December 31, 2020. The Report reviewed the operation of the Program’s components during such period, noted the March-April 2020 market conditions and associated monitoring by the Administrator, and stated that the Program is operating effectively to assess and manage each Fund’s liquidity risk and that the Program has been and continues to be adequately and effectively implemented to monitor and, as applicable, respond to the Funds’ liquidity developments. This has remained true for the 12-month reporting period ended March 31, 2021.

96	PIMCO EMERGING MARKETS LOCAL CURRENCY AND BOND FUND

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, MO 64105

Transfer Agent

DST Asset Manager Solutions, Inc.

Institutional Class, I-2, I-3, Administrative Class

430 W 7th Street STE 219024

Kansas City, MO 64105-1407

DST Asset Manager Solutions, Inc.

Class A, Class C, Class R

430 W 7th Street STE 219294

Kansas City, MO 64105-1407

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the Fund listed on the Report cover.

PF3011AR_033121

PIMCO FUNDS

Annual Report

March 31, 2021

PIMCO High Yield Fund

As permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website, pimco.com/literature, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by visiting pimco.com/edelivery or by contacting your financial intermediary, such as a broker-dealer or bank.

You may elect to receive all future reports in paper free of charge. If you own these shares through a financial intermediary, such as a broker-dealer or bank, you may contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by calling 888.87.PIMCO (888.877.4626). Your election to receive reports in paper will apply to all funds held with the fund complex if you invest directly with the Fund or to all funds held in your account if you invest through a financial intermediary, such as a broker-dealer or bank.

This material is authorized for use only when preceded or accompanied by the current PIMCO Funds prospectuses. The Shareholder Reports for the other series of the PIMCO Funds are printed separately.

Chairman’s Letter

Dear Shareholder,

We hope that you and your family are staying safe and healthy during these challenging times. We continue to work tirelessly to navigate markets and manage the assets that you have entrusted with us. Following this letter is the PIMCO Funds Annual Report, which covers the 12-month reporting period ended March 31, 2021. On the subsequent pages, you will find specific details regarding investment results and discussion of the factors that most affected performance during the reporting period.

For the 12-month reporting period ended March 31, 2021

The global economy was severely impacted by the repercussions related to the COVID-19 pandemic. Looking back, second-quarter 2020 U.S. annualized gross domestic product (“GDP”) growth was -31.4%. This represented the steepest quarterly decline on record. With the economy reopening, third-quarter 2020 GDP growth was 33.4%, the largest quarterly increase on record. GDP growth was then 4.3% during the fourth quarter of 2020. The Commerce Department’s initial reading for first-quarter 2021 GDP growth — released after the reporting period ended — was 6.4%.

The Federal Reserve (the “Fed”) took unprecedented actions to support the economy and keep markets functioning properly. In early March 2020, before the reporting period began, the Fed lowered the federal funds rate to a range between 1.00% and 1.25%. Later in the month, the Fed lowered the rate to a range between 0.00% and 0.25%. On March 23, the Fed announced that it would make unlimited purchases of Treasury and mortgage securities and, for the first time, it would purchase corporate bonds on the open market. In August 2020, Fed Chair Jerome Powell said the central bank had changed how it viewed the trade-off between lower unemployment and higher inflation. Per Powell’s statement, the Fed’s new approach to setting U.S. monetary policy will entail letting inflation run higher, which could mean that interest rates remain low for an extended period. Meanwhile, in March 2020, the U.S. government passed a total of roughly $2.8 trillion in fiscal stimulus measures to aid the economy. A subsequent $900 billion stimulus package was finalized in December 2020, and a $1.9 trillion stimulus package was finalized in February 2021. Finally, the Biden administration unveiled a $2.25 trillion infrastructure spending proposal in late March 2021.

Economies outside the U.S. were also significantly impacted by the pandemic but are expected to improve in 2021. In its April 2021 World Economic Outlook Update — released after the reporting period ended — the International Monetary Fund (“IMF”) stated that it expects 2021 GDP growth in the eurozone, U.K. and Japan will be 4.4%, 5.3% and 3.3%, respectively. For comparison purposes, the GDP growth of these economies was projected to be -6.6%, -9.9% and -4.8%, respectively, in 2020.

2	PIMCO HIGH YIELD FUND

Against this backdrop, central banks and governments around the world took a number of aggressive actions. Looking back, in March 2020, the European Central Bank (the “ECB”) unveiled a new €750 billion bond-buying program, which was subsequently expanded by another €600 billion in June 2020. In July, the European Union agreed on a €1.8 trillion spending package to bolster its economy. In December 2020, the ECB expanded its monetary stimulus program by another €500 billion. The Bank of England reduced its key lending rate to 0.10% — a record low — in March, added £100 billion to its quantitative easing program in June and increased its bond-buying program by £150 billion to £895 billion in November. Finally, toward the end of the year, the U.K. and the European Union agreed to a long-awaited Brexit deal. Elsewhere, the Bank of Japan maintained its short-term interest rate at -0.10%, while increasing the target for its holdings of corporate bonds to ¥4.2 trillion from ¥3.2 trillion. In May 2020, the Japanese government doubled its stimulus measures with a ¥117 trillion package. Finally, in December 2020, the Bank of Japan announced a new ¥73.6 trillion stimulus package.

Short-term U.S. Treasury yields edged lower, whereas long-term yields moved sharply higher, albeit from a very low level during the reporting period. The yield on the benchmark 10-year U.S. Treasury note was 1.74% at the end of the reporting period, versus 0.70% on March 31, 2020. The Bloomberg Barclays Global Treasury Index (USD Hedged), which tracks fixed-rate, local currency government debt of investment grade countries, including both developed and emerging markets, returned -1.03%. Meanwhile, the Bloomberg Barclays Global Aggregate Credit Index (USD Hedged), a widely used index of global investment grade credit bonds, returned 7.98%. Riskier fixed income asset classes, including high yield corporate bonds and emerging market debt, produced stronger returns. The ICE BofAML Developed Markets High Yield Constrained Index (USD Hedged), a widely used index of below-investment-grade bonds, returned 23.34%, whereas emerging market external debt, as represented by the JPMorgan Emerging Markets Bond Index (EMBI) Global (USD Hedged), returned 14.29%. Emerging market local bonds, as represented by the JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged), returned 13.03%.

Despite the headwinds from the pandemic and periods of volatility, global equities produced exceptionally strong results. All told, U.S. equities, as represented by the S&P 500 Index, returned 56.35%, fueled in our view by accommodative monetary and fiscal policy and improved investor sentiment after positive COVID-19 vaccine news. Global equities, as represented by the MSCI World Index, returned 54.03%, whereas emerging market equities, as measured by the MSCI Emerging Markets Index, returned 58.39%. Meanwhile, Japanese equities, as represented by the Nikkei 225 Index (in JPY), returned 56.62%, and European equities, as represented by the MSCI Europe Index (in EUR), returned 35.32%.

ANNUAL REPORT	MARCH 31, 2021	3

Chairman’s Letter (Cont)

Commodity prices were volatile but moved higher overall. When the reporting period began, Brent crude oil was approximately $22 a barrel but ended the reporting period at roughly $63 a barrel. We believe that oil prices rallied because producers reduced their output and investors anticipated stronger demand as global growth improved. Elsewhere, copper and gold prices also moved higher.

Finally, there were also periods of volatility in the foreign exchange markets, in our view due to fluctuating economic growth, trade conflicts and changing central bank monetary policies, along with the U.S. elections and several geopolitical events. The U.S. dollar weakened against several major currencies. For example, the U.S. dollar returned -6.34% and -10.97% versus the euro and the British pound, respectively. However, the U.S. dollar appreciated 2.87% versus the Japanese yen.

Thank you for the assets you have placed with us. We deeply value your trust, and we will continue to work diligently to meet your broad investment needs. For any questions regarding your PIMCO Funds investments, please contact your account manager or call one of our shareholder associates at (888) 87-PIMCO. We also invite you to visit our website at pimco.com to learn more about our viewpoints.

Stay safe and healthy, Peter G. Strelow Chairman of the Board PIMCO Funds

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income distributions and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an unmanaged index.

4	PIMCO HIGH YIELD FUND

Important Information About the PIMCO High Yield Fund

PIMCO Funds (the “Trust”) is an open-end management investment company that includes the PIMCO High Yield Fund (the “Fund”).

We believe that bond funds have an important role to play in a well-diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed income securities and other instruments held by the Fund are likely to decrease in value. A wide variety of factors can cause interest rates or yields of U.S. Treasury securities (or yields of other types of bonds) to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). In addition, changes in interest rates can be sudden and unpredictable, and there is no guarantee that Fund management will anticipate such movement accurately. The Fund may lose money as a result of movements in interest rates.

As of the date of this report, interest rates in the United States and many parts of the world, including certain European countries, are at or near historically low levels. Thus, bond funds currently face a heightened level of risk associated with rising interest rates and/or bond yields. This could be driven by a variety of factors, including but not limited to central bank monetary policies, changing inflation or real growth rates, general economic conditions, increasing bond issuances or reduced market demand for low yielding investments. Further, while bond markets have steadily grown over the past three decades, dealer inventories of corporate bonds are near historic lows in relation to market size. As a result, there has been a significant reduction in the ability of dealers to “make markets.”

Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets or negatively impact the Fund’s performance or cause the Fund to incur losses. As a result, the Fund may experience increased shareholder redemptions, which, among other things, could further reduce the net assets of the Fund.

The Fund may be subject to various risks as described in the Fund’s prospectus and in the Principal and Other Risks in the Notes to the Financial Statements.

Classifications of Fund portfolio holdings in this report are made according to financial reporting standards. The classification of a particular portfolio holding as shown in the Allocation Breakdown and Schedule of Investments sections of this report may differ from the classification used for the Fund’s compliance calculations, including those used in the Fund’s prospectus, investment objectives, regulatory, and other investment limitations and policies, which may be based on different asset class, sector or geographical classifications. The Fund is separately monitored for compliance with respect to prospectus and regulatory requirements.

The geographical classification of foreign (non-U.S.) securities in this report, if any, are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

Beginning in January 2020, global financial markets have experienced and may continue to experience significant volatility resulting from the spread of a novel coronavirus known as COVID-19. The outbreak of COVID-19 has resulted in travel and border restrictions, quarantines, supply chain

ANNUAL REPORT	MARCH 31, 2021	5

Important Information About the PIMCO High Yield Fund (Cont.)

disruptions, lower consumer demand and general market uncertainty. The effects of COVID-19 have and may continue to adversely affect the global economy, the economies of certain nations and individual issuers, all of which may negatively impact the Fund’s performance. In addition, COVID-19 and governmental responses to COVID-19 may negatively impact the capabilities of the Fund’s service providers and disrupt the Fund’s operations.

The United States’ enforcement of restrictions on U.S. investments in certain issuers and tariffs on goods from other countries, each with a focus on China, has contributed to international trade tensions and may impact portfolio securities.

The United Kingdom’s withdrawal from the European Union may impact Fund returns. The withdrawal may cause substantial volatility in foreign exchange markets, lead to weakness in the exchange rate of the British pound, result in a sustained period of market uncertainty, and destabilize some or all of the other European Union member countries and/or the Eurozone.

The Fund may invest in certain instruments that rely in some fashion upon the London Interbank Offered Rate (“LIBOR”). LIBOR is an average interest rate, determined by the ICE Benchmark Administration, that banks charge one another for the use of short-term money. The United Kingdom’s Financial Conduct Authority, which regulates LIBOR, has announced plans to ultimately phase out the use of LIBOR. There remains uncertainty regarding future utilization of LIBOR and the nature of any replacement rate (e.g., the Secured Overnight Financing Rate, which is intended to replace U.S. dollar LIBOR and measures the cost of overnight borrowings through repurchase agreement transactions collateralized with U.S. Treasury securities). Any potential effects of the transition away from LIBOR on the Fund or on certain instruments in which the Fund invests can be difficult to ascertain, and they may vary depending on a variety of factors. The transition may also result in a reduction in the value of certain instruments held by the Fund or a reduction in the effectiveness of related Fund transactions such as hedges. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses to the Fund.

On the Fund Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that any dividend and capital gain distributions were reinvested. The Cumulative Returns chart and Average Annual Total Return table reflect any sales load that would have applied at the time of purchase or any Contingent Deferred Sales Charge (“CDSC”) that would have applied if a full redemption occurred on the last business day of the period shown in the Cumulative Returns chart. Class A shares are subject to an initial sales charge. A CDSC may be imposed in certain circumstances on Class A shares that are purchased without an initial sales charge and then redeemed during the first 12 months after purchase. Class C shares are subject to a 1% CDSC, which may apply in the first year. The Cumulative Returns chart reflects only Institutional Class performance. Performance for I-2, I-3, Administrative Class, Class A, Class C and Class R shares, if applicable, is typically lower than Institutional Class performance due to the lower expenses paid by Institutional Class shares. Performance shown is net of fees and expenses. The minimum initial investment amount for Institutional Class, I-2, I-3 and Administrative Class shares is $1,000,000. The minimum initial investment amount for Class A and Class C shares is $1,000. There is no minimum initial investment for Class R shares. The Fund measures its performance against at least one broad-based securities market index (“benchmark index”) and a Lipper Average, which is calculated by Lipper, Inc. (“Lipper”), a Thomson Reuters company, and represents the total return performance average of funds that are tracked by Lipper that have the same fund classification.

6	PIMCO HIGH YIELD FUND

Benchmark indexes do not take into account fees, expenses or taxes. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. There is no assurance that the Fund, even if the Fund has experienced high or unusual performance for one or more periods, will experience similar levels of performance in the future. High performance is defined as a significant increase in either 1) the Fund’s total return in excess of that of the Fund’s benchmark between reporting periods or 2) the Fund’s total return in excess of the Fund’s historical returns between reporting periods. Unusual performance is defined as a significant change in the Fund’s performance as compared to one or more previous reporting periods.

Historical performance for the Fund or a share class thereof may have been positively impacted by fee waivers or expense limitations in place during some or all of the periods shown, if applicable. Future performance (including total return or yield) and distributions may be negatively impacted by the expiration or reduction of any such fee waivers or expense limitations.

The following table discloses the inception dates of the Fund and its respective share classes along with the Fund’s diversification status as of period end:

Fund Name	Fund Inception	Institutional Class	I-2	I-3	Administrative Class	Class A	Class C	Class R	Diversification Status
PIMCO High Yield Fund	12/15/92	12/15/92	04/30/08	04/27/18	01/16/95	01/13/97	01/13/97	12/31/02	Diversified

An investment in the Fund is not a bank deposit and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Fund.

The Trustees are responsible generally for overseeing the management of the Trust. The Trustees authorize the Trust to enter into service agreements with the Adviser, the Distributor, the Administrator and other service providers in order to provide, and in some cases authorize service providers to procure through other parties, necessary or desirable services on behalf of the Trust and the Fund. Shareholders are not parties to or third-party beneficiaries of such service agreements. Neither this Fund’s prospectus nor summary prospectus, the Trust’s Statement of Additional Information (“SAI”), any contracts filed as exhibits to the Trust’s registration statement, nor any other communications, disclosure documents or regulatory filings (including this report) from or on behalf of the Trust or the Fund creates a contract between or among any shareholder of the Fund, on the one hand, and the Trust, the Fund, a service provider to the Trust or the Fund, and/or the Trustees or officers of the Trust, on the other hand. The Trustees (or the Trust and its officers, service providers or other delegates acting under authority of the Trustees) may amend the most recent prospectus or use a new prospectus, summary prospectus or SAI with respect to the Fund or the Trust, and/or amend, file and/or issue any other communications, disclosure documents or regulatory filings, and may amend or enter into any contracts to which the Trust or the Fund is a party, and interpret the investment objective(s), policies, restrictions and contractual provisions applicable to the Fund, without shareholder input or approval, except in circumstances in which shareholder approval is specifically required by law (such as changes to fundamental investment policies) or where a shareholder approval requirement is specifically disclosed in the Trust’s then-current prospectus or SAI.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf

ANNUAL REPORT	MARCH 31, 2021	7

Important Information About the PIMCO High Yield Fund (Cont.)

of the Fund. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Fund, and information about how the Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30th, are available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Fund’s website at www.pimco.com, and on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Fund files portfolio holdings information with the SEC on Form N-PORT within 60 days of the end of each fiscal quarter. The Fund’s complete schedule of securities holdings as of the end of each fiscal quarter will be made available to the public on the SEC’s website at www.sec.gov and on PIMCO’s website at www.pimco.com, and will be made available, upon request by calling PIMCO at (888) 87-PIMCO.

The SEC has adopted a rule that allows the Fund to fulfill its obligation to deliver shareholder reports to investors by providing access to such reports online free of charge and by mailing a notice that the report is electronically available. Pursuant to the rule, investors may elect to receive all future reports in paper free of charge by contacting their financial intermediary or, if invested directly with the Fund, investors can inform the Fund by calling (888) 87-PIMCO. Any election to receive reports in paper will apply to all funds held with the fund complex if invested directly with the Fund or to all funds held in the investor’s account if invested through a financial intermediary.

In August 2020, the SEC proposed changes to the mutual fund and ETF shareholder report and registration statement disclosure requirements and the registered fund advertising rules, which, if adopted, will change the disclosures provided to shareholders.

In October 2020, the SEC adopted a rule related to the use of derivatives, short sales, reverse repurchase agreements and certain other transactions by registered investment companies that rescinds and withdraws the guidance of the SEC and its staff regarding asset segregation and cover transactions. Subject to certain exceptions, and after an eighteen-month transition period, the rule requires funds to trade derivatives and other transactions that create future payment or delivery obligations (except reverse repurchase agreements and similar financing transactions) subject to a value-at-risk leverage limit, certain derivatives risk management program and reporting requirements. These requirements may limit the ability of the Fund to use derivatives and reverse repurchase agreements and similar financing transactions as part of its investment strategies and may increase the cost of the Fund’s investments and cost of doing business, which could adversely affect investors.

In October 2020, the SEC adopted a rule regarding the ability of a fund to invest in other funds. The rule allows a fund to acquire shares of another fund in excess of certain limitations currently imposed by the Investment Company Act of 1940 (the “Act”) without obtaining individual exemptive relief from the SEC, subject to certain conditions. The rule also included the rescission of certain exemptive relief from the SEC and guidance from the SEC staff for funds to invest in other funds. The impact that these changes may have on the Fund is uncertain.

In December 2020, the SEC adopted a rule addressing fair valuation of fund investments. The new rule sets forth requirements for good faith determinations of fair value as well as for the performance of fair value determinations, including related oversight and reporting obligations. The new rule also defines “readily available market quotations” for purposes of the definition of “value” under the Act, and the SEC noted that this definition will apply in all contexts under the Act. The SEC adopted an eighteen-month transition period beginning from the effective date for both the new rule and the associated new recordkeeping requirements. The impact of the new rule on the Fund is uncertain at this time.

8	PIMCO HIGH YIELD FUND

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ANNUAL REPORT	MARCH 31, 2021	9

PIMCO High Yield Fund

Cumulative Returns Through March 31, 2021

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Average Annual Total Return for the period ended March 31, 2021

	1 Year	5 Years	10 Years	Fund Inception (12/15/92)
PIMCO High Yield Fund Institutional Class	18.49%	6.76%	5.82%	7.51%
PIMCO High Yield Fund I-2	18.37%	6.65%	5.71%	7.40%
PIMCO High Yield Fund I-3	18.31%	6.60%	5.66%	7.32%
PIMCO High Yield Fund Administrative Class	18.20%	6.50%	5.56%	7.25%
PIMCO High Yield Fund Class A	18.08%	6.39%	5.45%	7.11%
PIMCO High Yield Fund Class A (adjusted)	13.65%	5.58%	5.05%	6.93%
PIMCO High Yield Fund Class C	17.20%	5.59%	4.67%	6.31%
PIMCO High Yield Fund Class C (adjusted)	16.20%	5.59%	4.67%	6.31%
PIMCO High Yield Fund Class R	17.79%	6.12%	5.19%	6.84%
ICE BofAML U.S. High Yield, BB-B Rated, Constrained Index	21.05%	7.42%	6.28%	7.26%♦
Lipper High Yield Funds Average	22.34%	6.86%	5.37%	6.73%♦

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

♦ Average annual total return since 12/31/1992.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares and 1.00% CDSC on Class C shares. For performance current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

For periods prior to the inception date of a share class launched subsequent to the Fund’s inception date, the performance information shown is adjusted for the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by each respective share class.

The Fund’s total annual operating expense ratio in effect as of period end were 0.57% for the Institutional Class shares, 0.67% for I-2 shares, 0.77% for I-3 shares, 0.82% for Administrative Class shares, 0.92% for Class A shares, 1.67% for Class C shares and 1.17% for Class R shares. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

10	PIMCO HIGH YIELD FUND

Institutional Class - PHIYX	I-2 - PHLPX	I-3 - PHNNX	Administrative Class - PHYAX
Class A - PHDAX	Class C - PHDCX	Class R - PHYRX

Allocation Breakdown as of March 31, 2021†§

Corporate Bonds & Notes	87.8%
Short-Term Instruments‡	6.8%
Loan Participations and Assignments	4.4%
Other	1.0%

†	% of Investments, at value.
§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.
‡	Includes Central Funds Used for Cash Management Purposes.

Investment Objective and Strategy Overview

PIMCO High Yield Fund seeks maximum total return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 80% of its assets in high-yield investments (“junk bonds”), which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. High yield investments include securities(i) rated below investment grade by each of Moody’s Investors Service, Inc. (“Moody’s”), Standard & Poor’s Rating Services (“S&P”) or Fitch, Inc. (“Fitch”) that provides a rating on such investment or, if unrated, determined by PIMCO to be of comparable quality, or (ii) comprising the ICE BofAML U.S. High Yield, BB-B Rated, Constrained Index. The Fund may invest up to 20% of its total assets in securities rated Caa or below by Moody’s, or equivalently rated by S&P or Fitch, or, if unrated, determined by PIMCO to be of comparable quality. The remainder of the Fund’s assets may be invested in investment grade Fixed Income Instruments. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following affected performance (on a gross basis) during the reporting period:

»	Security selection in the healthcare sector contributed to performance, as the Fund’s healthcare positions outperformed the broader sector.

»	Security selection in the energy sector contributed to performance, as the Fund’s energy positions outperformed the broader sector.

»	Underweight exposure to the telecommunication sector contributed to performance, as the sector underperformed the broader market.
»	Underweight exposure to the energy sector detracted from performance, as the sector outperformed the broader market.

»	Underweight exposure to the retail sector detracted from performance, as the sector outperformed the broader market.

»	Underweight exposure to the automotive sector detracted from performance, as the sector outperformed the broader market.

ANNUAL REPORT	MARCH 31, 2021	11

Expense Example PIMCO High Yield Fund

Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and exchange fees and (2) ongoing costs, including investment advisory fees, supervisory and administrative fees, distribution and/or service (12b-1) fees (if applicable), and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for all Funds and share classes is from October 1, 2020 to March 31, 2021 unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the appropriate row for your share class, in the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any Acquired Fund Fees and Expenses or transactional costs, such as sales charges (loads) on purchase payments and exchange fees, if any. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the investment advisory fees and supervisory and administrative fees, such as fees and expenses of the independent trustees and their counsel, extraordinary expenses and interest expense.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (10/01/20)	Ending Account Value (03/31/21)	Expenses Paid During Period*	Beginning Account Value (10/01/20)	Ending Account Value (03/31/21)	Expenses Paid During Period*	Net Annualized Expense Ratio**
Institutional Class	$1,000.00	$1,055.10	$2.92	$1,000.00	$1,022.09	$2.87	0.57%
I-2	1,000.00	1,054.60	3.43	1,000.00	1,021.59	3.38	0.67
I-3	1,000.00	1,054.30	3.69	1,000.00	1,021.34	3.63	0.72
Administrative Class	1,000.00	1,053.80	4.20	1,000.00	1,020.84	4.13	0.82
Class A	1,000.00	1,053.30	4.71	1,000.00	1,020.34	4.63	0.92
Class C	1,000.00	1,049.30	8.53	1,000.00	1,016.60	8.40	1.67
Class R	1,000.00	1,052.00	5.99	1,000.00	1,019.10	5.89	1.17

* Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

** Net Annualized Expense Ratio is reflective of any applicable contractual fee waivers and/or expense reimbursements or voluntary fee waivers. Details regarding fee waivers, if any, can be found in Note 9, Fees and Expenses, in the Notes to Financial Statements.

12	PIMCO HIGH YIELD FUND

Benchmark Descriptions

Index*	Benchmark Description

ICE BofAML U.S. High Yield, BB-B Rated, Constrained Index	ICE BofAML U.S. High Yield, BB-B Rated, Constrained Index tracks the performance of BB-B Rated U.S. Dollar-denominated corporate bonds publicly issued in the U.S. domestic market. Qualifying bonds are capitalization-weighted provided the total allocation to an individual issuer (defined by Bloomberg tickers) does not exceed 2%. Issuers that exceed the limit are reduced to 2% and the face value of each of their bonds is adjusted on a pro-rata basis. Similarly, the face value of bonds of all other issuers that fall below the 2% cap are increased on a pro-rata basis. The index launched on 12/31/1996. The index performance shown prior to that date is calculated using the ICE BofAML U.S. High Yield, Cash Pay BB-B Rated Index, which was the Fund’s primary benchmark index from the Fund’s inception until 12/31/1996.

*	It is not possible to invest directly in an unmanaged index.

ANNUAL REPORT	MARCH 31, 2021	13

Financial Highlights PIMCO High Yield Fund

		Investment Operations			Less Distributions(c)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period(a)	Net Investment Income (Loss)(b)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total

Institutional Class

03/31/2021	$7.94	$0.38	$1.07	$1.45	$(0.40)	$0.00	$0.00	$(0.40)

03/31/2020	8.78	0.44	(0.83)	(0.39)	(0.44)	0.00	(0.01)	(0.45)

03/31/2019	8.72	0.46	0.07	0.53	(0.47)	0.00	0.00	(0.47)

03/31/2018	8.90	0.43	(0.15)	0.28	(0.44)	0.00	(0.02)	(0.46)

03/31/2017	8.37	0.46	0.55	1.01	(0.48)	0.00	0.00	(0.48)

I-2

03/31/2021	7.94	0.37	1.07	1.44	(0.39)	0.00	0.00	(0.39)

03/31/2020	8.78	0.43	(0.83)	(0.40)	(0.43)	0.00	(0.01)	(0.44)

03/31/2019	8.72	0.45	0.07	0.52	(0.46)	0.00	0.00	(0.46)

03/31/2018	8.90	0.43	(0.16)	0.27	(0.43)	0.00	(0.02)	(0.45)

03/31/2017	8.37	0.45	0.55	1.00	(0.47)	0.00	0.00	(0.47)

I-3

03/31/2021	7.94	0.36	1.08	1.44	(0.39)	0.00	0.00	(0.39)

03/31/2020	8.78	0.42	(0.82)	(0.40)	(0.43)	0.00	(0.01)	(0.44)

04/27/2018 - 03/31/2019	8.73	0.42	0.05	0.47	(0.42)	0.00	0.00	(0.42)

Administrative Class

03/31/2021	7.94	0.36	1.07	1.43	(0.38)	0.00	0.00	(0.38)

03/31/2020	8.78	0.42	(0.83)	(0.41)	(0.42)	0.00	(0.01)	(0.43)

03/31/2019	8.72	0.43	0.08	0.51	(0.45)	0.00	0.00	(0.45)

03/31/2018	8.90	0.41	(0.16)	0.25	(0.41)	0.00	(0.02)	(0.43)

03/31/2017	8.37	0.44	0.55	0.99	(0.46)	0.00	0.00	(0.46)

Class A

03/31/2021	7.94	0.35	1.07	1.42	(0.37)	0.00	0.00	(0.37)

03/31/2020	8.78	0.41	(0.83)	(0.42)	(0.41)	0.00	(0.01)	(0.42)

03/31/2019	8.72	0.43	0.07	0.50	(0.44)	0.00	0.00	(0.44)

03/31/2018	8.90	0.41	(0.17)	0.24	(0.40)	0.00	(0.02)	(0.42)

03/31/2017	8.37	0.43	0.55	0.98	(0.45)	0.00	0.00	(0.45)

Class C

03/31/2021	7.94	0.28	1.07	1.35	(0.30)	0.00	0.00	(0.30)

03/31/2020	8.78	0.34	(0.83)	(0.49)	(0.34)	0.00	(0.01)	(0.35)

03/31/2019	8.72	0.36	0.07	0.43	(0.37)	0.00	0.00	(0.37)

03/31/2018	8.90	0.33	(0.15)	0.18	(0.34)	0.00	(0.02)	(0.36)

03/31/2017	8.37	0.37	0.54	0.91	(0.38)	0.00	0.00	(0.38)

Class R

03/31/2021	7.94	0.33	1.07	1.40	(0.35)	0.00	0.00	(0.35)

03/31/2020	8.78	0.38	(0.82)	(0.44)	(0.39)	0.00	(0.01)	(0.40)

03/31/2019	8.72	0.41	0.07	0.48	(0.42)	0.00	0.00	(0.42)

03/31/2018	8.90	0.38	(0.16)	0.22	(0.38)	0.00	(0.02)	(0.40)

03/31/2017	8.37	0.41	0.55	0.96	(0.43)	0.00	0.00	(0.43)

^	A zero balance may reflect actual amounts rounding to less than $0.01 or 0.01%.
*	Annualized
(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Fund.
(b)	Per share amounts based on average number of shares outstanding during the year or period.
(c)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

14	PIMCO HIGH YIELD FUND	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Asset Value End of Year or Period(a)	Total Return(a)	Net Assets End of Year or Period (000s)	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expense		Expenses Excluding Interest Expense and Waivers		Net Investment Income (Loss)		Portfolio Turnover Rate

$8.99	18.49%	$9,472,559	0.56%		0.56%		0.55%		0.55%		4.30%		29%

7.94	(4.86)	6,130,559	0.57		0.57		0.55		0.55		4.94		34

8.78	6.27	6,741,939	0.59		0.59		0.55		0.55		5.30		21

8.72	3.07	6,133,889	0.57		0.57		0.55		0.55		4.84		25

8.90	12.30	8,595,555	0.56		0.56		0.55		0.55		5.26		31

8.99	18.37	482,815	0.66		0.66		0.65		0.65		4.21		29

7.94	(4.95)	317,936	0.67		0.67		0.65		0.65		4.84		34

8.78	6.16	355,451	0.69		0.69		0.65		0.65		5.20		21

8.72	2.97	354,057	0.67		0.67		0.65		0.65		4.75		25

8.90	12.19	453,711	0.66		0.66		0.65		0.65		5.19		31

8.99	18.31	50,922	0.71		0.76		0.70		0.75		4.08		29

7.94	(5.00)	9,015	0.72		0.77		0.70		0.75		4.81		34

8.78	5.57	3,991	0.74	*	0.79	*	0.70	*	0.75	*	5.21	*	21

8.99	18.20	393,891	0.81		0.81		0.80		0.80		4.05		29

7.94	(5.08)	281,004	0.82		0.82		0.80		0.80		4.69		34

8.78	6.00	449,135	0.84		0.84		0.80		0.80		5.03		21

8.72	2.82	558,261	0.82		0.82		0.80		0.80		4.63		25

8.90	12.02	371,840	0.81		0.81		0.80		0.80		5.02		31

8.99	18.08	666,590	0.91		0.91		0.90		0.90		3.98		29

7.94	(5.19)	579,375	0.92		0.92		0.90		0.90		4.59		34

8.78	5.90	710,419	0.94		0.94		0.90		0.90		4.95		21

8.72	2.72	806,919	0.92		0.92		0.90		0.90		4.53		25

8.90	11.91	560,870	0.91		0.91		0.90		0.90		4.92		31

8.99	17.20	35,990	1.66		1.66		1.65		1.65		3.25		29

7.94	(5.90)	64,260	1.67		1.67		1.65		1.65		3.85		34

8.78	5.11	106,785	1.69		1.69		1.65		1.65		4.20		21

8.72	1.95	141,943	1.67		1.67		1.65		1.65		3.74		25

8.90	11.08	316,646	1.66		1.66		1.65		1.65		4.17		31

8.99	17.79	36,138	1.16		1.16		1.15		1.15		3.71		29

7.94	(5.42)	27,183	1.17		1.17		1.15		1.15		4.34		34

8.78	5.64	31,064	1.19		1.19		1.15		1.15		4.70		21

8.72	2.46	31,988	1.17		1.17		1.15		1.15		4.27		25

8.90	11.63	33,473	1.16		1.16		1.15		1.15		4.67		31

ANNUAL REPORT	MARCH 31, 2021	15

Statement of Assets and Liabilities PIMCO High Yield Fund

(Amounts in thousands†, except per share amounts)

Assets:

Investments, at value
Investments in securities*	$10,315,383
Investments in Affiliates	746,376

Financial Derivative Instruments
Exchange-traded or centrally cleared	2,454
Over the counter	6,782
Cash	1
Deposits with counterparty	9,820
Foreign currency, at value	90
Receivable for investments sold	44,330
Receivable for Fund shares sold	29,689
Interest and/or dividends receivable	131,082
Dividends receivable from Affiliates	183
Reimbursement receivable from PIMCO	2
Prepaid expenses	272
Other assets	1

Total Assets	11,286,465

Liabilities:

Borrowings & Other Financing Transactions
Payable for reverse repurchase agreements	$47,369

Financial Derivative Instruments
Over the counter	117
Payable for investments purchased	56,444
Payable for investments in Affiliates purchased	183
Payable for unfunded loan commitments	1,628
Deposits from counterparty	5,120
Payable for Fund shares redeemed	24,376
Distributions payable	6,420
Accrued investment advisory fees	2,411
Accrued supervisory and administrative fees	3,004
Accrued distribution fees	115
Accrued servicing fees	157
Other liabilities	216

Total Liabilities	147,560

Net Assets	$11,138,905

Net Assets Consist of:
Paid in capital	$10,707,252
Distributable earnings (accumulated loss)	431,653

Net Assets	$11,138,905

Cost of investments in securities	$9,867,420
Cost of investments in Affiliates	$743,593
Cost of foreign currency held	$93
Cost or premiums of financial derivative instruments, net	$47,151

* Includes repurchase agreements of:	$7,494

†	A zero balance may reflect actual amounts rounding to less than one thousand.

16	PIMCO HIGH YIELD FUND	See Accompanying Notes

March 31, 2021

Net Assets:

Institutional Class	$9,472,559
I-2	482,815
I-3	50,922
Administrative Class	393,891
Class A	666,590
Class C	35,990
Class R	36,138

Shares Issued and Outstanding:

Institutional Class	1,053,657
I-2	53,704
I-3	5,664
Administrative Class	43,813
Class A	74,146
Class C	4,003
Class R	4,020

Net Asset Value Per Share Outstanding(a):

Institutional Class	$8.99
I-2	8.99
I-3	8.99
Administrative Class	8.99
Class A	8.99
Class C	8.99
Class R	8.99

(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Fund.

ANNUAL REPORT	MARCH 31, 2021	17

Statement of Operations PIMCO High Yield Fund

Year Ended March 31, 2021
(Amounts in thousands†)

Investment Income:

Interest	$527,843
Dividends from Investments in Affiliates	4,392
Total Income	532,235

Expenses:

Investment advisory fees	27,288
Supervisory and administrative fees	33,973
Distribution and/or servicing fees - Administrative Class	893
Distribution fees - Class C	424
Distribution fees - Class R	87
Servicing fees - Class A	1,619
Servicing fees - Class C	141
Servicing fees - Class R	86
Trustee fees	59
Interest expense	1,583
Miscellaneous expense	61
Total Expenses	66,214
Waiver and/or Reimbursement by PIMCO	(17)
Net Expenses	66,197

Net Investment Income (Loss)	466,038

Net Realized Gain (Loss):

Investments in securities	(6,686)
Investments in Affiliates	(353)
Exchange-traded or centrally cleared financial derivative instruments	20,181
Over the counter financial derivative instruments	60,902
Short sales	286
Foreign currency	(1,139)

Net Realized Gain (Loss)	73,191

Net Change in Unrealized Appreciation (Depreciation):

Investments in securities	1,075,708
Investments in Affiliates	4,483
Exchange-traded or centrally cleared financial derivative instruments	39,081
Over the counter financial derivative instruments	24,315
Foreign currency assets and liabilities	(448)

Net Change in Unrealized Appreciation (Depreciation)	1,143,139

Net Increase (Decrease) in Net Assets Resulting from Operations	$1,682,368

†	A zero balance may reflect actual amounts rounding to less than one thousand.

18	PIMCO HIGH YIELD FUND	See Accompanying Notes

Statements of Changes in Net Assets PIMCO High Yield Fund

(Amounts in thousands†)	Year Ended March 31, 2021	Year Ended March 31, 2020

Increase (Decrease) in Net Assets from:

Operations:

Net investment income (loss)	$466,038	$404,551
Net realized gain (loss)	73,191	(38,525)
Net change in unrealized appreciation (depreciation)	1,143,139	(732,943)

Net Increase (Decrease) in Net Assets Resulting from Operations	1,682,368	(366,917)

Distributions to Shareholders:

From net investment income and/or net realized capital gains
Institutional Class	(425,151)	(329,971)
I-2	(18,809)	(17,870)
I-3	(1,436)	(216)
Administrative Class	(15,335)	(19,616)
Class A	(27,272)	(31,884)
Class C	(1,966)	(3,419)
Class R	(1,366)	(1,358)

Tax basis return of capital
Institutional Class	0	(9,706)
I-2	0	(537)
I-3	0	(7)
Administrative Class	0	(608)
Class A	0	(1,009)
Class C	0	(129)
Class R	0	(45)

Total Distributions(a)	(491,335)	(416,375)

Fund Share Transactions:

Net increase (decrease) resulting from Fund share transactions*	2,538,540	(206,160)

Total Increase (Decrease) in Net Assets	3,729,573	(989,452)

Net Assets:

Beginning of year	7,409,332	8,398,784
End of year	$11,138,905	$7,409,332

†	A zero balance may reflect actual amounts rounding to less than one thousand.
*	See Note 13, Shares of Beneficial Interest, in the Notes to Financial Statements.
(a)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

ANNUAL REPORT	MARCH 31, 2021	19

Schedule of Investments PIMCO High Yield Fund

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 92.6%

LOAN PARTICIPATIONS AND ASSIGNMENTS 4.4%

American Builders & Contractors Supply Co., Inc.
2.109% (LIBOR03M + 2.000%) due 01/15/2027 ~	$8,964	$8,909

APi Group DE, Inc.
2.609% (LIBOR03M + 2.500%) due 10/01/2026 ~	10,418	10,400
2.859% (LIBOR03M + 2.750%) due 10/01/2026 ~	5,387	5,366

Athenahealth, Inc.
4.453% (LIBOR03M + 4.250%) due 02/11/2026 ~	6,000	6,023

Beacon Roofing Supply, Inc.
2.359% (LIBOR03M + 2.250%) due 01/02/2025 ~	2,746	2,735

Brand Energy & Infrastructure Services, Inc.
5.250% (LIBOR03M + 4.250%) due 06/21/2024 ~	14,695	14,489

Caesars Resort Collection LLC
2.859% (LIBOR03M + 2.750%) due 12/23/2024 ~	7,871	7,758

CommScope, Inc.
3.359% (LIBOR03M + 3.250%) due 04/06/2026 ~	9,657	9,613

Core & Main LP
3.750% (LIBOR03M + 2.750%) due 08/01/2024 ~	17,318	17,291

Cornerstone Building Brands, Inc.
3.856% (LIBOR03M + 3.750%) due 04/12/2025 ~	21,233	21,241

Da Vinci Purchaser Corp.
5.000% (LIBOR03M + 4.000%) due 01/08/2027 ~	10,918	10,938

Diamond (BC) BV
3.109% (LIBOR03M + 3.000%) due 09/06/2024 ~	19,897	19,826

Diamond Sports Group LLC
3.360% (LIBOR03M + 3.250%) due 08/24/2026 ~	7,388	5,236

Dun & Bradstreet Corp.
3.359% (LIBOR03M + 3.250%) due 02/06/2026 ~	14,058	14,003

Emerald TopCo, Inc.
3.712% (LIBOR03M + 3.500%) due 07/24/2026 ~	6,058	6,021

Endure Digital, Inc.
4.250% (LIBOR03M + 3.500%) due 02/10/2028 ~	12,600	12,566

Envision Healthcare Corp.
3.859% (LIBOR03M + 3.750%) due 10/10/2025 ~	19,599	16,940

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Getty Images, Inc.
4.609% (LIBOR03M + 4.500%) due 02/19/2026 ~	$16,613	$16,488

Hearthside Food Solutions LLC
6.000% (LIBOR03M + 5.000%) due 05/23/2025 ~	1,995	2,003

Innophos, Inc.
3.609% (LIBOR03M + 3.500%) due 02/07/2027 ~	2,178	2,177

IRB Holding Corp.
4.250% (LIBOR03M + 3.250%) due 12/15/2027 ~	13,900	13,886

LBM Acquisition LLC
TBD% due 12/17/2027 µ	1,644	1,639
4.500% (LIBOR03M + 3.750%) due 12/17/2027 ~	7,400	7,377

MPH Acquisition Holdings LLC
3.750% (LIBOR03M + 2.750%) due 06/07/2023 ~	4,319	4,301

Nascar Holdings, Inc.
2.859% (LIBOR03M + 2.750%) due 10/19/2026 ~	6,150	6,121

Nouryon Finance BV
2.860% (LIBOR03M + 2.750%) due 10/01/2025 ~	11,516	11,356

Ortho-Clinical Diagnostics S.A.
3.359% (LIBOR03M + 3.250%) due 06/30/2025 ~	11,574	11,570

Parexel International Corp.
2.859% (LIBOR03M + 2.750%) due 09/27/2024 ~	39,540	39,117

RegionalCare Hospital Partners Holdings, Inc.
3.859% (LIBOR03M + 3.750%) due 11/16/2025 ~	16,679	16,663

Sotera Health Holdings LLC
3.250% (LIBOR03M + 2.750%) due 12/11/2026 ~	60,000	59,925

Surgery Center Holdings, Inc.
4.250% (LIBOR03M + 3.250%) due 09/03/2024 ~	24,820	24,634

Team Health Holdings, Inc.
3.750% (LIBOR03M + 2.750%) due 02/06/2024 ~	19,935	18,604

TransDigm, Inc.
2.359% (LIBOR03M + 2.250%) due 12/09/2025 ~	15,264	14,966

U.S. Renal Care, Inc.
5.125% (LIBOR03M + 5.000%) due 06/26/2026 ~	30,104	29,982

Welbilt, Inc.
2.607% (LIBOR03M + 2.500%) due 10/23/2025 ~	11,042	10,628

20	PIMCO HIGH YIELD FUND	See Accompanying Notes

March 31, 2021

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

WOOF Holdings, Inc.
4.500% (LIBOR03M + 3.750%) due 12/21/2027 ~		$7,600	$7,581

Total Loan Participations and Assignments (Cost $487,018)			488,373

CORPORATE BONDS & NOTES 87.1%

BANKING & FINANCE 8.9%

Acrisure LLC
4.250% due 02/15/2029		12,875	12,678

Allied Universal Holdco LLC
6.625% due 07/15/2026		15,000	15,935

Ally Financial, Inc.
8.000% due 11/01/2031		21,011	29,030

BNP Paribas S.A.
7.375% due 08/19/2025 •**(f)		17,500	20,312

CIT Group, Inc.
5.000% due 08/15/2022		10,250	10,803
5.000% due 08/01/2023		15,000	16,303

Credit Acceptance Corp.
5.125% due 12/31/2024		10,000	10,224

Credit Agricole S.A.
7.875% due 01/23/2024 •**(f)		20,000	22,488

Credit Suisse Group AG
6.250% due 12/18/2024 •**(f)		10,000	10,671
7.250% due 09/12/2025 •**(f)		2,000	2,171
7.500% due 07/17/2023 •**(f)		4,750	5,034

Cushman & Wakefield U.S. Borrower LLC
6.750% due 05/15/2028		6,500	7,048

ESH Hospitality, Inc.
4.625% due 10/01/2027		10,000	10,589
5.250% due 05/01/2025		10,000	10,215

Ford Motor Credit Co. LLC
0.162% due 12/01/2024 •	EUR	4,850	5,432
1.104% (US0003M + 0.880%) due 10/12/2021 ~		$1,100	1,095
2.900% due 02/16/2028		7,600	7,311
2.979% due 08/03/2022		8,750	8,892
3.087% due 01/09/2023		20,000	20,362
3.096% due 05/04/2023		22,579	22,974
3.339% due 03/28/2022		400	406
3.370% due 11/17/2023		3,050	3,130
3.375% due 11/13/2025		10,000	10,182
3.664% due 09/08/2024		10,000	10,368
3.810% due 01/09/2024		3,000	3,098
3.813% due 10/12/2021		5,000	5,062
4.000% due 11/13/2030		20,000	19,865
4.125% due 08/17/2027		19,500	20,158
4.134% due 08/04/2025		17,500	18,336
4.140% due 02/15/2023		7,500	7,769

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
4.250% due 09/20/2022	$10,000	$10,360
4.271% due 01/09/2027	8,000	8,315
4.389% due 01/08/2026	3,975	4,184
4.542% due 08/01/2026	5,000	5,297
5.113% due 05/03/2029	10,000	10,747
5.125% due 06/16/2025	10,000	10,812
5.584% due 03/18/2024	21,500	23,234
5.596% due 01/07/2022	12,000	12,358

Fortress Transportation & Infrastructure Investors LLC
6.500% due 10/01/2025	16,750	17,535

Genworth Mortgage Holdings, Inc.
6.500% due 08/15/2025	9,250	10,013

Greystar Real Estate Partners LLC
5.750% due 12/01/2025	13,271	13,702

HAT Holdings LLC
3.750% due 09/15/2030	11,750	11,353

Howard Hughes Corp.
4.125% due 02/01/2029	15,000	14,685
4.375% due 02/01/2031	10,000	9,806
5.375% due 08/01/2028	9,875	10,400

Icahn Enterprises LP
5.250% due 05/15/2027	14,000	14,490

Intesa Sanpaolo SpA
5.017% due 06/26/2024	15,250	16,665
5.710% due 01/15/2026	10,000	11,215
7.700% due 09/17/2025 •**(f)	5,000	5,688

iStar, Inc.
4.250% due 08/01/2025	7,000	7,066
4.750% due 10/01/2024	8,500	8,859

Lloyds Banking Group PLC
7.500% due 06/27/2024 •**(f)	33,000	36,868

MGM Growth Properties Operating Partnership LP
3.875% due 02/15/2029	5,000	4,990
4.500% due 09/01/2026	8,000	8,393
5.625% due 05/01/2024	10,000	10,752
5.750% due 02/01/2027	7,625	8,418

MPT Operating Partnership LP
3.500% due 03/15/2031	15,000	14,739

Nationstar Mortgage Holdings, Inc.
5.125% due 12/15/2030	8,250	8,147
5.500% due 08/15/2028	12,000	12,071

Navient Corp.
6.125% due 03/25/2024	10,000	10,619
6.500% due 06/15/2022	10,000	10,514
6.625% due 07/26/2021	2,250	2,293
6.750% due 06/25/2025	2,500	2,718
7.250% due 01/25/2022	7,500	7,786

NCL Finance Ltd.
6.125% due 03/15/2028	4,000	4,083

Noble Corp. PLC (15.000% PIK)
15.000% due 02/15/2028 (b)	2,342	2,471

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2021	21

Schedule of Investments PIMCO High Yield Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

OneMain Finance Corp.
4.000% due 09/15/2030	$8,500	$8,277
5.375% due 11/15/2029	9,000	9,596
5.625% due 03/15/2023	10,875	11,548
6.125% due 05/15/2022	7,500	7,875
6.125% due 03/15/2024	8,500	9,191
6.625% due 01/15/2028	6,500	7,378
6.875% due 03/15/2025	10,250	11,678
7.125% due 03/15/2026	10,000	11,546
8.875% due 06/01/2025	10,000	11,096

Park Intermediate Holdings LLC
5.875% due 10/01/2028	2,750	2,921
7.500% due 06/01/2025	16,000	17,517

PennyMac Financial Services, Inc.
4.250% due 02/15/2029	16,000	15,340

Provident Funding Associates LP
6.375% due 06/15/2025	7,000	7,008

Quicken Loans LLC
3.625% due 03/01/2029	3,500	3,375
3.875% due 03/01/2031	7,500	7,238
5.250% due 01/15/2028	10,750	11,308

RHP Hotel Properties LP
4.500% due 02/15/2029	10,000	10,065
4.750% due 10/15/2027	10,000	10,253

SBA Communications Corp.
3.125% due 02/01/2029	16,250	15,639
3.875% due 02/15/2027	20,750	21,237
4.875% due 09/01/2024	5,000	5,141

SLM Corp.
5.125% due 04/05/2022	2,875	2,949

Standard Chartered PLC
4.750% due 01/14/2031 •**(f)	10,000	9,971

United Wholesale Mortgage LLC
5.500% due 11/15/2025	11,000	11,481

VICI Properties LP
3.750% due 02/15/2027	5,000	5,009
4.125% due 08/15/2030	10,000	10,099
4.625% due 12/01/2029	3,500	3,637

		987,960

INDUSTRIALS 70.9%

Academy Ltd.
6.000% due 11/15/2027	12,000	12,660

Acadia Healthcare Co., Inc.
5.500% due 07/01/2028	12,000	12,655

AdaptHealth LLC
4.625% due 08/01/2029	3,375	3,362
6.125% due 08/01/2028	10,750	11,422

Adient Global Holdings Ltd.
4.875% due 08/15/2026 (i)	18,200	18,834

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Adient U.S. LLC
7.000% due 05/15/2026		$27	$29
9.000% due 04/15/2025		5,000	5,556

ADT Security Corp.
3.500% due 07/15/2022		2,000	2,034
4.125% due 06/15/2023		12,250	12,748
4.875% due 07/15/2032		14,220	14,469

Advantage Sales & Marketing, Inc.
6.500% due 11/15/2028		20,000	20,837

AECOM
5.875% due 10/15/2024		7,000	7,882

Affinity Gaming
6.875% due 12/15/2027		5,000	5,278

Albertsons Cos., Inc.
3.250% due 03/15/2026		4,125	4,114
3.500% due 02/15/2023		2,875	2,935
3.500% due 03/15/2029		20,000	19,058
4.625% due 01/15/2027		12,000	12,450
4.875% due 02/15/2030		10,000	10,290
7.500% due 03/15/2026		12,000	13,278

Alcoa Nederland Holding BV
6.125% due 05/15/2028		3,500	3,819
6.750% due 09/30/2024		4,250	4,395
7.000% due 09/30/2026		3,000	3,171

Allison Transmission, Inc.
3.750% due 01/30/2031		7,750	7,522
4.750% due 10/01/2027		5,000	5,327
5.875% due 06/01/2029		5,000	5,473

Altice Financing S.A.
3.000% due 01/15/2028	EUR	5,000	5,624
7.500% due 05/15/2026		$13,500	14,124

Altice France Holding S.A.
6.000% due 02/15/2028		17,000	16,781
10.500% due 05/15/2027		2,000	2,253

Altice France S.A.
5.125% due 01/15/2029		16,000	16,230
5.500% due 01/15/2028		22,500	23,085
7.375% due 05/01/2026		21,750	22,649
8.125% due 02/01/2027		12,000	13,167

AMC Networks, Inc.
4.250% due 02/15/2029		15,300	14,898
4.750% due 08/01/2025		5,750	5,907
5.000% due 04/01/2024		3,000	3,041

American Airlines, Inc.
5.500% due 04/20/2026		12,750	13,285
5.750% due 04/20/2029		12,250	13,045

American Builders & Contractors Supply Co., Inc.
4.000% due 01/15/2028		17,500	17,530
5.875% due 05/15/2026		16,250	16,812

Amsted Industries, Inc.
4.625% due 05/15/2030		10,125	10,271
5.625% due 07/01/2027		2,625	2,795

22	PIMCO HIGH YIELD FUND	See Accompanying Notes

March 31, 2021

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

ANGI Group LLC
3.875% due 08/15/2028	$9,000	$9,017

Antero Resources Corp.
8.375% due 07/15/2026	5,250	5,798

Apache Corp.
4.375% due 10/15/2028	10,000	9,985
4.625% due 11/15/2025	8,000	8,252
4.875% due 11/15/2027	12,500	12,831

Aramark Services, Inc.
4.750% due 06/01/2026	7,000	7,207
5.000% due 02/01/2028	8,000	8,312
6.375% due 05/01/2025	5,500	5,837

Arches Buyer, Inc.
4.250% due 06/01/2028	20,000	20,001

Ardagh Metal Packaging Finance USA LLC
3.250% due 09/01/2028	7,000	6,927
4.000% due 09/01/2029	10,000	9,996

Ardagh Packaging Finance PLC
4.125% due 08/15/2026	16,475	16,903
5.250% due 04/30/2025	5,000	5,262
5.250% due 08/15/2027	25,000	25,527
6.000% due 02/15/2025	2,272	2,344

Ascend Learning LLC
6.875% due 08/01/2025	15,000	15,430

Ascent Resources Utica Holdings LLC
7.000% due 11/01/2026	12,500	12,516
8.250% due 12/31/2028	8,150	8,491

Ashland LLC
4.750% due 08/15/2022	2,682	2,788

Associated Materials LLC
9.000% due 09/01/2025	9,644	10,199

ATS Automation Tooling Systems, Inc.
4.125% due 12/15/2028	7,500	7,448

Avantor Funding, Inc.
4.625% due 07/15/2028	20,075	20,991

Avient Corp.
5.750% due 05/15/2025	10,000	10,637

Axalta Coating Systems LLC
3.375% due 02/15/2029	17,000	16,610
4.750% due 06/15/2027	12,500	13,082

B&G Foods, Inc.
5.250% due 09/15/2027	10,000	10,416

B.C. Unlimited Liability Co.
3.500% due 02/15/2029	7,250	7,064
3.875% due 01/15/2028	10,000	10,122
4.000% due 10/15/2030	28,575	27,611
4.375% due 01/15/2028	5,000	5,032
5.750% due 04/15/2025	7,000	7,448

Ball Corp.
2.875% due 08/15/2030	17,000	16,396
5.250% due 07/01/2025	10,000	11,319

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Bausch Health Americas, Inc.
8.500% due 01/31/2027		$17,500	$19,439
9.250% due 04/01/2026		12,500	13,866

Bausch Health Cos., Inc.
5.000% due 01/30/2028		10,000	10,138
5.250% due 01/30/2030		17,500	17,611
5.250% due 02/15/2031		7,500	7,478
5.500% due 11/01/2025		30,000	30,851
5.750% due 08/15/2027		10,125	10,916
6.125% due 04/15/2025		8,250	8,466
6.250% due 02/15/2029		18,500	19,691
7.000% due 03/15/2024		12,150	12,442
7.000% due 01/15/2028		10,000	10,872
7.250% due 05/30/2029		10,000	11,179
9.000% due 12/15/2025		9,000	9,795

Beacon Roofing Supply, Inc.
4.500% due 11/15/2026		10,000	10,284
4.875% due 11/01/2025		40,750	41,741

Bellis Acquisition Co. PLC
3.250% due 02/16/2026	GBP	15,000	20,796

Berry Global, Inc.
4.500% due 02/15/2026		$5,250	5,391
4.875% due 07/15/2026		4,125	4,369
5.125% due 07/15/2023		1,473	1,491
5.625% due 07/15/2027		125	132

Black Knight InfoServ LLC
3.625% due 09/01/2028		10,000	9,839

Boise Cascade Co.
4.875% due 07/01/2030		8,750	9,182

Bombardier, Inc.
5.750% due 03/15/2022		7,000	7,305
6.000% due 10/15/2022		5,000	5,009
6.125% due 01/15/2023		10,000	10,422
7.500% due 03/15/2025		12,500	12,312
7.875% due 04/15/2027		7,000	6,876
8.750% due 12/01/2021		20,000	21,017

Booz Allen Hamilton, Inc.
3.875% due 09/01/2028		17,150	17,272

Boxer Parent Co., Inc.
6.500% due 10/02/2025	EUR	5,000	6,259
7.125% due 10/02/2025		$10,000	10,739

Boyd Gaming Corp.
4.750% due 12/01/2027		6,000	6,127
6.000% due 08/15/2026		2,500	2,609
6.375% due 04/01/2026		10,000	10,339

Buckeye Partners LP
4.125% due 03/01/2025		10,000	10,222
4.500% due 03/01/2028		6,500	6,533
5.850% due 11/15/2043		2,625	2,558

Builders FirstSource, Inc.
5.000% due 03/01/2030		12,000	12,598
6.750% due 06/01/2027		6,257	6,742

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2021	23

Schedule of Investments PIMCO High Yield Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

BY Crown Parent LLC
4.250% due 01/31/2026	$11,000	$11,436

Cable One, Inc.
4.000% due 11/15/2030	7,425	7,359

Cablevision Lightpath LLC
3.875% due 09/15/2027	6,000	5,948
5.625% due 09/15/2028	7,000	7,116

Caesars Entertainment, Inc.
6.250% due 07/01/2025	11,750	12,540

Caesars Resort Collection LLC
5.250% due 10/15/2025	26,000	26,130
5.750% due 07/01/2025	7,125	7,528

Camelot Finance S.A.
4.500% due 11/01/2026	12,355	12,797

Cargo Aircraft Management, Inc.
4.750% due 02/01/2028	8,875	9,180

Carnival Corp.
5.750% due 03/01/2027	21,875	22,477
7.625% due 03/01/2026 (i)	17,500	18,822
11.500% due 04/01/2023	10,000	11,477

Cascades, Inc.
5.125% due 01/15/2026	7,000	7,451
5.375% due 01/15/2028	10,000	10,519

Catalent Pharma Solutions, Inc.
3.125% due 02/15/2029	12,000	11,535
5.000% due 07/15/2027	9,000	9,443

CCO Holdings LLC
4.250% due 02/01/2031	25,000	25,087
4.500% due 08/15/2030	21,000	21,430
4.500% due 05/01/2032	25,000	25,344
4.750% due 03/01/2030	25,000	25,937
5.000% due 02/01/2028	15,000	15,880
5.125% due 05/01/2027	17,125	18,129
5.375% due 06/01/2029	15,500	16,641
5.500% due 05/01/2026	19,000	19,621
5.750% due 02/15/2026	10,460	10,805
5.875% due 05/01/2027 (i)	10,250	10,588

CD&R Smokey Buyer, Inc.
6.750% due 07/15/2025	7,000	7,516

CDW LLC
3.250% due 02/15/2029	12,000	11,865

Cedar Fair LP
5.250% due 07/15/2029	7,500	7,722

Centene Corp.
2.500% due 03/01/2031	12,000	11,475
3.375% due 02/15/2030	10,000	10,109
4.250% due 12/15/2027	7,075	7,451
4.625% due 12/15/2029	12,700	13,762
5.375% due 06/01/2026	5,000	5,235
5.375% due 08/15/2026	7,500	7,931

Centennial Resource Production LLC
5.375% due 01/15/2026	5,000	4,409
6.875% due 04/01/2027	8,000	7,135

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Central Garden & Pet Co.
4.125% due 10/15/2030	$5,000	$5,059
5.125% due 02/01/2028	5,000	5,293

CF Industries, Inc.
5.150% due 03/15/2034	20,000	22,906
5.375% due 03/15/2044	5,000	5,941

Cheniere Energy Partners LP
4.000% due 03/01/2031	17,000	17,319
4.500% due 10/01/2029	11,750	12,202
5.625% due 10/01/2026	4,000	4,190

Cheniere Energy, Inc.
4.625% due 10/15/2028	18,750	19,496

Cheplapharm Arzneimittel GmbH
5.500% due 01/15/2028	10,000	10,400

Chesapeake Energy Corp.
5.500% due 02/01/2026	3,000	3,128
5.875% due 02/01/2029	2,775	2,947

CHS
6.875% due 04/15/2029	11,250	11,791

Churchill Downs, Inc.
4.750% due 01/15/2028	17,000	17,621
5.500% due 04/01/2027	7,000	7,333

Cirsa Finance International SARL
7.875% due 12/20/2023	6,031	6,133

Clarios Global LP
6.250% due 05/15/2026	14,000	14,886
6.750% due 05/15/2025	7,000	7,499
8.500% due 05/15/2027	12,000	12,935

Clark Equipment Co.
5.875% due 06/01/2025	10,000	10,606

Clean Harbors, Inc.
4.875% due 07/15/2027	7,000	7,397
5.125% due 07/15/2029	5,000	5,323

Clear Channel Worldwide Holdings, Inc.
5.125% due 08/15/2027	3,250	3,273

Clearwater Paper Corp.
4.750% due 08/15/2028	10,000	10,094
5.375% due 02/01/2025	5,000	5,316

CNX Midstream Partners LP
6.500% due 03/15/2026	10,000	10,200

Colfax Corp.
6.000% due 02/15/2024	14,000	14,441
6.375% due 02/15/2026	7,250	7,724

CommScope Technologies LLC
5.000% due 03/15/2027	15,000	14,888
6.000% due 06/15/2025	13,000	13,278

CommScope, Inc.
6.000% due 03/01/2026	5,000	5,275
7.125% due 07/01/2028	12,000	12,761
8.250% due 03/01/2027	12,500	13,391

Community Health Systems, Inc.
4.750% due 02/15/2031	17,500	17,118

24	PIMCO HIGH YIELD FUND	See Accompanying Notes

March 31, 2021

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.625% due 03/15/2027	$18,175	$19,061
6.000% due 01/15/2029	3,825	4,050
6.625% due 02/15/2025	10,000	10,575
8.000% due 03/15/2026	10,000	10,823

Comstock Resources, Inc.
6.750% due 03/01/2029	14,000	14,376
7.500% due 05/15/2025	4,110	4,272
9.750% due 08/15/2026	6,000	6,533

Connect Finco SARL
6.750% due 10/01/2026	12,000	12,795

Consolidated Communications, Inc.
5.000% due 10/01/2028	4,375	4,420

Constellium SE
5.625% due 06/15/2028	3,000	3,171
5.750% due 05/15/2024	5,000	5,081
5.875% due 02/15/2026	5,000	5,162

Continental Resources, Inc.
3.800% due 06/01/2024	10,000	10,269
4.375% due 01/15/2028	22,250	23,424
4.500% due 04/15/2023	1,402	1,455
4.900% due 06/01/2044	10,000	10,019

Cooper-Standard Automotive, Inc.
5.625% due 11/15/2026	10,000	8,475

Core & Main Holdings LP (8.625% Cash or 9.375% PIK)
8.625% due 09/15/2024 (b)	5,500	5,599

Core & Main LP
6.125% due 08/15/2025	49,150	50,537

Cornerstone Building Brands, Inc.
6.125% due 01/15/2029	15,000	16,003
8.000% due 04/15/2026	36,800	38,366

Coty, Inc.
6.500% due 04/15/2026	17,000	17,158

Crowdstrike Holdings, Inc.
3.000% due 02/15/2029	15,000	14,684

Crown Americas LLC
4.250% due 09/30/2026	8,050	8,568
4.500% due 01/15/2023	11,250	11,862
4.750% due 02/01/2026	7,000	7,277

CSC Holdings LLC
3.375% due 02/15/2031	15,250	14,392
4.125% due 12/01/2030	10,000	9,943
4.625% due 12/01/2030	16,000	15,760
5.250% due 06/01/2024	14,000	15,129
5.375% due 02/01/2028	5,000	5,269
5.500% due 05/15/2026	10,000	10,322
5.500% due 04/15/2027	12,000	12,616
5.750% due 01/15/2030	25,000	26,362
5.875% due 09/15/2022	6,750	7,140
6.500% due 02/01/2029	12,000	13,282
6.750% due 11/15/2021	12,000	12,337

DaVita, Inc.
3.750% due 02/15/2031	25,000	23,890
4.625% due 06/01/2030	25,000	25,503

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

DCP Midstream Operating LP
5.125% due 05/15/2029	$11,500	$12,249
5.375% due 07/15/2025	15,000	16,282
5.625% due 07/15/2027	4,600	4,999

Dell International LLC
5.875% due 06/15/2021	2,280	2,286
7.125% due 06/15/2024	7,250	7,470

Dell, Inc.
5.400% due 09/10/2040	4,950	5,621
6.500% due 04/15/2038	3,225	3,951
7.100% due 04/15/2028	2,405	3,030

Diamond Resorts International, Inc.
7.750% due 09/01/2023	10,000	10,431

Diamond Sports Group LLC
5.375% due 08/15/2026	20,000	14,425
6.625% due 08/15/2027	10,000	5,213

DISH DBS Corp.
5.000% due 03/15/2023	15,000	15,667
5.875% due 07/15/2022	20,500	21,433
5.875% due 11/15/2024	15,000	15,709
6.750% due 06/01/2021	12,500	12,612
7.750% due 07/01/2026	12,250	13,536

DKT Finance ApS
9.375% due 06/17/2023	7,875	8,135

Dun & Bradstreet Corp.
6.875% due 08/15/2026	7,343	7,854
10.250% due 02/15/2027	3,600	4,027

Edgewell Personal Care Co.
4.125% due 04/01/2029	13,750	13,696
4.700% due 05/24/2022	750	785
5.500% due 06/01/2028	10,000	10,574

Elanco Animal Health, Inc.
4.912% due 08/27/2021	6,985	7,059
5.272% due 08/28/2023	11,916	12,847
5.900% due 08/28/2028	10,000	11,369

Element Solutions, Inc.
3.875% due 09/01/2028	15,000	14,829

EMC Corp.
3.375% due 06/01/2023	5,000	5,164

Encana Corp.
6.500% due 08/15/2034	10,000	12,124

Endo Dac
6.000% due 06/30/2028	15,000	12,165
9.500% due 07/31/2027	10,265	11,170

Endo Luxembourg Finance Co. SARL
6.125% due 04/01/2029	10,000	10,100

Energizer Holdings, Inc.
4.375% due 03/31/2029	13,650	13,718
4.750% due 06/15/2028	10,000	10,325

EnLink Midstream LLC
5.375% due 06/01/2029	2,500	2,342
5.625% due 01/15/2028	2,200	2,131

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2021	25

Schedule of Investments PIMCO High Yield Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

EnLink Midstream Partners LP
4.150% due 06/01/2025	$12,625	$12,375
4.400% due 04/01/2024	2,500	2,526
4.850% due 07/15/2026	5,000	4,836
5.450% due 06/01/2047	6,250	5,057

Entercom Media Corp.
6.500% due 05/01/2027	4,000	4,145
6.750% due 03/31/2029	4,500	4,681
7.250% due 11/01/2024	10,000	10,369

EQM Midstream Partners LP
4.000% due 08/01/2024	17,000	17,319
4.125% due 12/01/2026	4,000	3,976
4.500% due 01/15/2029	7,500	7,323
4.750% due 07/15/2023	3,910	4,063
4.750% due 01/15/2031	9,500	9,227
5.500% due 07/15/2028	5,000	5,259
6.000% due 07/01/2025	2,500	2,694
6.500% due 07/01/2027	6,000	6,532
6.500% due 07/15/2048	5,000	5,000

EQT Corp.
3.000% due 10/01/2022	2,025	2,062
7.625% due 02/01/2025	15,000	17,284
8.500% due 02/01/2030	5,000	6,383

EW Scripps Co.
5.125% due 05/15/2025	10,000	10,206

FAGE International S.A.
5.625% due 08/15/2026	6,000	6,203

Fairstone Financial, Inc.
7.875% due 07/15/2024	10,000	10,530

Flex Acquisition Co., Inc.
6.875% due 01/15/2025	10,000	10,177
7.875% due 07/15/2026	20,000	21,025

Freeport-McMoRan, Inc.
4.125% due 03/01/2028	10,250	10,794
4.375% due 08/01/2028	5,000	5,313
4.550% due 11/14/2024	4,000	4,380
4.625% due 08/01/2030	4,000	4,360
5.000% due 09/01/2027	10,000	10,636
5.250% due 09/01/2029	10,000	10,952
5.400% due 11/14/2034	27,500	32,791
5.450% due 03/15/2043	6,500	7,832

Frontdoor, Inc.
6.750% due 08/15/2026	5,000	5,331

Gap, Inc.
8.375% due 05/15/2023	2,250	2,573
8.625% due 05/15/2025	10,000	11,212
8.875% due 05/15/2027	15,000	17,531

Garda World Security Corp.
4.625% due 02/15/2027	12,000	12,030

Gartner, Inc.
3.750% due 10/01/2030	7,000	6,951
4.500% due 07/01/2028	9,100	9,396

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

GCP Applied Technologies, Inc.
5.500% due 04/15/2026	$15,000	$15,484

GFL Environmental, Inc.
3.500% due 09/01/2028	10,000	9,713
4.000% due 08/01/2028	10,000	9,694
4.250% due 06/01/2025	6,000	6,191

Global Medical Response, Inc.
6.500% due 10/01/2025	22,500	23,316

goeasy Ltd.
5.375% due 12/01/2024	7,500	7,787

Graphic Packaging International LLC
3.500% due 03/15/2028	7,000	6,982
3.500% due 03/01/2029	6,500	6,333
4.125% due 08/15/2024	5,000	5,324
4.875% due 11/15/2022	5,000	5,243

Gray Television, Inc.
4.750% due 10/15/2030	5,000	4,966
5.875% due 07/15/2026	2,500	2,595

Griffon Corp.
5.750% due 03/01/2028	14,000	14,910

H-Food Holdings LLC
8.500% due 06/01/2026	20,000	20,530

Hanesbrands, Inc.
4.625% due 05/15/2024	5,000	5,314
4.875% due 05/15/2026	12,500	13,422
5.375% due 05/15/2025	6,000	6,356

Harsco Corp.
5.750% due 07/31/2027	5,875	6,026

Harvest Midstream LP
7.500% due 09/01/2028	10,250	11,041

Hawaiian Brand Intellectual Property Ltd.
5.750% due 01/20/2026	13,200	14,043

HCA, Inc.
3.500% due 09/01/2030	23,375	23,600
5.375% due 02/01/2025	10,000	11,170
5.625% due 09/01/2028	10,600	12,209
5.875% due 05/01/2023	15,000	16,354
5.875% due 02/01/2029	10,000	11,667
8.360% due 04/15/2024	3,000	3,518

Hill-Rom Holdings, Inc.
4.375% due 09/15/2027	8,000	8,260
5.000% due 02/15/2025	5,000	5,151

Hilton Domestic Operating Co., Inc.
3.625% due 02/15/2032	20,000	19,437
3.750% due 05/01/2029	9,750	9,671
4.000% due 05/01/2031	9,025	9,042
4.875% due 01/15/2030	10,000	10,627
5.375% due 05/01/2025	5,750	6,066
5.750% due 05/01/2028	5,250	5,660

Hilton Worldwide Finance LLC
4.875% due 04/01/2027	7,250	7,581

26	PIMCO HIGH YIELD FUND	See Accompanying Notes

March 31, 2021

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Hologic, Inc.
3.250% due 02/15/2029		$7,125	$7,049

Howmet Aerospace, Inc.
5.125% due 10/01/2024		15,000	16,517
5.900% due 02/01/2027		5,000	5,681
5.950% due 02/01/2037		10,000	12,103

Hughes Satellite Systems Corp.
7.625% due 06/15/2021		10,000	10,128

iHeartCommunications, Inc.
4.750% due 01/15/2028		5,000	5,046
5.250% due 08/15/2027		15,000	15,454

IHO Verwaltungs GmbH (4.750% Cash or 5.500% PIK)
4.750% due 09/15/2026 (b)		15,000	15,445

IHO Verwaltungs GmbH (6.000% Cash or 6.750% PIK)
6.000% due 05/15/2027 (b)		5,000	5,260

IHO Verwaltungs GmbH (6.375% Cash or 7.125% PIK)
6.375% due 05/15/2029 (b)		5,500	6,028

Indigo Natural Resources LLC
5.375% due 02/01/2029		15,000	14,806

INEOS Group Holdings S.A.
5.625% due 08/01/2024		7,000	7,109

INEOS Quattro Finance 2 PLC
2.500% due 01/15/2026	EUR	3,250	3,817
3.375% due 01/15/2026		$8,700	8,711

Innophos Holdings, Inc.
9.375% due 02/15/2028		10,000	10,806

Installed Building Products, Inc.
5.750% due 02/01/2028		7,500	7,864

Intelsat Jackson Holdings S.A.
5.500% due 08/01/2023 ^(c)		6,750	4,151

International Game Technology PLC
5.250% due 01/15/2029		7,000	7,312
6.250% due 01/15/2027		3,000	3,329
6.500% due 02/15/2025		15,000	16,500

IQVIA, Inc.
5.000% due 10/15/2026		20,000	20,812
5.000% due 05/15/2027		10,000	10,578

IRB Holding Corp.
7.000% due 06/15/2025		14,500	15,634

Iris Holdings, Inc. (8.750% Cash or 9.500% PIK)
8.750% due 02/15/2026 (b)		6,475	6,564

J2 Global, Inc.
4.625% due 10/15/2030		11,000	11,131

Jaguar Holding Co.
4.625% due 06/15/2025		10,000	10,449
5.000% due 06/15/2028		10,000	10,427

JELD-WEN, Inc.
4.625% due 12/15/2025		14,250	14,480
4.875% due 12/15/2027		15,250	15,807
6.250% due 05/15/2025		5,500	5,871

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Kaiser Aluminum Corp.
4.625% due 03/01/2028	$8,000	$8,202
6.500% due 05/01/2025	9,250	9,825

KAR Auction Services, Inc.
5.125% due 06/01/2025	10,000	10,193

KFC Holding Co.
4.750% due 06/01/2027	8,000	8,410
5.250% due 06/01/2026	14,950	15,435

Kraft Heinz Foods Co.
3.875% due 05/15/2027	7,250	7,902
4.250% due 03/01/2031	10,000	11,023
4.375% due 06/01/2046	15,000	15,716
4.625% due 01/30/2029	1,000	1,123
4.875% due 10/01/2049	5,000	5,621
5.000% due 07/15/2035	15,000	17,291
5.000% due 06/04/2042	36,475	41,105
5.200% due 07/15/2045	45,000	52,157
5.500% due 06/01/2050	10,250	12,578
6.875% due 01/26/2039	1,134	1,566

Kronos Acquisition Holdings, Inc.
5.000% due 12/31/2026	10,000	10,013

L Brands, Inc.
6.625% due 10/01/2030	15,000	17,155
6.875% due 07/01/2025	7,000	7,783
6.875% due 11/01/2035	22,375	26,700

LABL Escrow Issuer LLC
6.750% due 07/15/2026	14,125	15,158

Lamar Media Corp.
3.625% due 01/15/2031	6,250	6,046
3.750% due 02/15/2028	5,565	5,568
4.875% due 01/15/2029	5,000	5,225

Lamb Weston Holdings, Inc.
4.625% due 11/01/2024	4,000	4,161
4.875% due 11/01/2026	10,750	11,138
4.875% due 05/15/2028	10,000	10,817

Legacy LifePoint Health LLC
4.375% due 02/15/2027	10,000	9,825
6.750% due 04/15/2025	4,000	4,260

Legends Hospitality Holding Co. LLC
5.000% due 02/01/2026	5,500	5,603

Level 3 Financing, Inc.
3.625% due 01/15/2029	5,000	4,853
3.750% due 07/15/2029	15,000	14,698
4.250% due 07/01/2028	9,250	9,364
5.250% due 03/15/2026	15,000	15,469
5.375% due 05/01/2025	10,000	10,229

Levi Strauss & Co.
3.500% due 03/01/2031	10,000	9,663
5.000% due 05/01/2025	2,000	2,040

LifePoint Health, Inc.
5.375% due 01/15/2029	5,000	4,931

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2021	27

Schedule of Investments PIMCO High Yield Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Live Nation Entertainment, Inc.
4.750% due 10/15/2027	$3,000	$3,027
4.875% due 11/01/2024	5,000	5,096
6.500% due 05/15/2027	10,750	11,946

LogMeIn, Inc.
5.500% due 09/01/2027	10,000	10,481

Magnolia Oil & Gas Operating LLC
6.000% due 08/01/2026	10,000	10,362

Manitowoc Co., Inc.
9.000% due 04/01/2026	2,600	2,810

Marriott Ownership Resorts, Inc.
4.750% due 01/15/2028	7,000	7,095
6.125% due 09/15/2025	2,450	2,608
6.500% due 09/15/2026	7,500	7,846

Masonite International Corp.
5.375% due 02/01/2028	12,000	12,755

Matador Resources Co.
5.875% due 09/15/2026	5,000	4,875

Match Group Holdings LLC
4.625% due 06/01/2028	15,000	15,355

Mattel, Inc.
3.375% due 04/01/2026	8,000	8,280
3.750% due 04/01/2029	7,500	7,566
5.875% due 12/15/2027	8,000	8,798
6.750% due 12/31/2025	962	1,012

Matthews International Corp.
5.250% due 12/01/2025	10,000	10,374

Mauser Packaging Solutions Holding Co.
5.500% due 04/15/2024	24,750	25,121

MDC Holdings, Inc.
6.000% due 01/15/2043	9,000	11,376

MEG Energy Corp.
5.875% due 02/01/2029	7,500	7,538
7.125% due 02/01/2027	17,125	17,971

MGM Resorts International
4.625% due 09/01/2026	10,000	10,505
5.500% due 04/15/2027	3,164	3,406
5.750% due 06/15/2025	5,087	5,554
6.000% due 03/15/2023	6,000	6,435
7.750% due 03/15/2022	20,000	21,105

Moog, Inc.
4.250% due 12/15/2027	18,850	19,251

Motion Bondco DAC
6.625% due 11/15/2027 (i)	8,000	8,220

MPH Acquisition Holdings LLC
5.750% due 11/01/2028	22,625	22,088

MSCI, Inc.
3.625% due 09/01/2030	4,000	4,074
3.875% due 02/15/2031	9,250	9,458
4.000% due 11/15/2029	10,000	10,302
5.375% due 05/15/2027	4,000	4,288

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Murphy Oil USA, Inc.
3.750% due 02/15/2031		$7,500	$7,386
4.750% due 09/15/2029		7,125	7,498

Nabors Industries, Inc.
9.000% due 02/01/2025		4,725	4,867

NCL Corp. Ltd.
5.875% due 03/15/2026		8,775	8,876
10.250% due 02/01/2026		5,000	5,879

NCR Corp.
5.000% due 10/01/2028		7,000	7,083
5.125% due 04/15/2029 (a)		5,000	5,047
5.250% due 10/01/2030		5,500	5,580
5.750% due 09/01/2027		4,000	4,240
8.125% due 04/15/2025		3,000	3,289

NESCO Holdings, Inc.
5.500% due 04/15/2029 (a)		6,250	6,419

Netflix, Inc.
3.625% due 06/15/2030	EUR	4,000	5,501
4.375% due 11/15/2026		$20,000	22,370
4.875% due 04/15/2028		12,500	14,161
4.875% due 06/15/2030		7,500	8,646
5.375% due 11/15/2029		7,000	8,287
5.500% due 02/15/2022		1,000	1,042
5.875% due 11/15/2028		5,000	6,054
6.375% due 05/15/2029		5,000	6,206

Newell Brands, Inc.
4.875% due 06/01/2025		12,000	13,260

Nexstar Broadcasting, Inc.
4.750% due 11/01/2028		10,000	10,124
5.625% due 07/15/2027		15,000	15,745

NextEra Energy Operating Partners LP
4.250% due 07/15/2024		4,250	4,478
4.250% due 09/15/2024		91	96
4.500% due 09/15/2027		11,500	12,463

Nielsen Co. Luxembourg SARL
5.000% due 02/01/2025 (i)		15,000	15,366

Nielsen Finance LLC
5.000% due 04/15/2022		6,159	6,166
5.625% due 10/01/2028		7,200	7,583
5.875% due 10/01/2030		10,000	10,856

Northriver Midstream Finance LP
5.625% due 02/15/2026		15,300	15,933

Nouryon Holding BV
6.500% due 10/01/2026	EUR	18,000	22,225
8.000% due 10/01/2026		$26,750	28,505

Novelis Corp.
4.750% due 01/30/2030		24,000	24,782
5.875% due 09/30/2026		24,125	25,211

Nufarm Australia Ltd.
5.750% due 04/30/2026		10,000	10,264

NuStar Logistics LP
5.750% due 10/01/2025		9,000	9,648
6.375% due 10/01/2030		7,500	8,123

28	PIMCO HIGH YIELD FUND	See Accompanying Notes

March 31, 2021

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Occidental Petroleum Corp.
1.644% (US0003M + 1.450%) due 08/15/2022 ~	$51,575	$51,048
2.700% due 02/15/2023	5,250	5,248
2.900% due 08/15/2024	9,250	9,160
3.200% due 08/15/2026	2,990	2,875
3.400% due 04/15/2026	7,500	7,292
3.500% due 06/15/2025	10,000	9,913
4.300% due 08/15/2039	10,000	8,505
4.400% due 04/15/2046	5,000	4,291
4.400% due 08/15/2049	10,000	8,381
4.625% due 06/15/2045	11,210	9,838
5.500% due 12/01/2025 (g)	10,000	10,590
5.550% due 03/15/2026	11,535	12,216
5.875% due 09/01/2025	8,000	8,562
6.125% due 01/01/2031 (g)	2,000	2,212
6.200% due 03/15/2040	7,250	7,468
6.375% due 09/01/2028	6,500	7,147
6.450% due 09/15/2036	14,000	15,474
6.600% due 03/15/2046	15,000	16,005
6.625% due 09/01/2030	11,750	13,222
6.950% due 07/01/2024	1,000	1,100
7.500% due 05/01/2031	5,000	5,851
8.000% due 07/15/2025	4,500	5,174
8.875% due 07/15/2030	12,050	15,213

ON Semiconductor Corp.
3.875% due 09/01/2028	11,000	11,329

Ortho-Clinical Diagnostics, Inc.
7.250% due 02/01/2028	22,200	24,365
7.375% due 06/01/2025	6,000	6,462

Outfront Media Capital LLC
4.250% due 01/15/2029	5,000	4,820
4.625% due 03/15/2030	5,000	4,819
5.000% due 08/15/2027	15,000	15,175
6.250% due 06/15/2025	7,500	7,945

Ovintiv Exploration, Inc.
5.375% due 01/01/2026	7,000	7,720
5.625% due 07/01/2024	5,000	5,501

Ovintiv, Inc.
6.500% due 02/01/2038	2,500	3,025

P&L Development LLC
7.750% due 11/15/2025	6,750	7,239

Pactiv LLC
7.950% due 12/15/2025	10,972	12,289

Par Pharmaceutical, Inc.
7.500% due 04/01/2027	23,218	24,657

Park-Ohio Industries, Inc.
6.625% due 04/15/2027	5,000	5,063

PDC Energy, Inc.
5.750% due 05/15/2026	10,000	10,385
6.125% due 09/15/2024	3,000	3,084

Performance Food Group, Inc.
5.500% due 06/01/2024	7,000	7,039

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.500% due 10/15/2027	$12,000	$12,571
6.875% due 05/01/2025	3,500	3,743

PetSmart, Inc.
4.750% due 02/15/2028	23,500	24,063
7.750% due 02/15/2029	13,100	14,196

PGT Escrow Issuer, Inc.
6.750% due 08/01/2026	11,500	12,247

Picasso Finance Sub, Inc.
6.125% due 06/15/2025	4,500	4,788

Pilgrim’s Pride Corp.
5.750% due 03/15/2025	15,000	15,328
5.875% due 09/30/2027	5,000	5,365

PM General Purchaser LLC
9.500% due 10/01/2028	14,500	15,497

Post Holdings, Inc.
4.500% due 09/15/2031	25,000	24,756
4.625% due 04/15/2030	20,475	20,552
5.500% due 12/15/2029	9,875	10,587
5.625% due 01/15/2028	15,000	15,812
5.750% due 03/01/2027	20,000	21,073

PQ Corp.
5.750% due 12/15/2025	3,750	3,851

Presidio Holdings, Inc.
4.875% due 02/01/2027	10,000	10,267

Prestige Brands, Inc.
5.125% due 01/15/2028	5,125	5,384

Prime Healthcare Services, Inc.
7.250% due 11/01/2025	20,000	21,375

Prime Security Services Borrower LLC
3.375% due 08/31/2027	13,875	13,476
5.250% due 04/15/2024	12,000	12,815
5.750% due 04/15/2026	11,125	12,052
6.250% due 01/15/2028	14,000	14,594

Qorvo, Inc.
3.375% due 04/01/2031	10,000	9,811
4.375% due 10/15/2029	20,000	21,385

QualityTech LP
3.875% due 10/01/2028	8,200	8,169

Radiate Holdco LLC
4.500% due 09/15/2026	15,000	15,206
6.500% due 09/15/2028	15,000	15,867

Range Resources Corp.
4.875% due 05/15/2025	5,000	4,958
5.000% due 03/15/2023	2,242	2,283
8.250% due 01/15/2029	4,750	5,091
9.250% due 02/01/2026	3,500	3,807

Rattler Midstream LP
5.625% due 07/15/2025	4,575	4,785

RBS Global, Inc.
4.875% due 12/15/2025	20,000	20,456

Reynolds Group Issuer, Inc.
4.000% due 10/15/2027	26,750	26,248

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2021	29

Schedule of Investments PIMCO High Yield Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Rite Aid Corp.
7.500% due 07/01/2025		$8,100	$8,428
8.000% due 11/15/2026		6,750	7,096

Rockies Express Pipeline LLC
3.600% due 05/15/2025		3,200	3,214
4.800% due 05/15/2030		6,000	5,936
4.950% due 07/15/2029		11,750	12,022
6.875% due 04/15/2040		5,000	5,413

Rolls-Royce PLC
4.625% due 02/16/2026	EUR	1,750	2,218
5.750% due 10/15/2027		$7,000	7,457
5.750% due 10/15/2027	GBP	1,750	2,629

Royal Caribbean Cruises Ltd.
5.500% due 04/01/2028		$7,400	7,446
9.125% due 06/15/2023		10,000	11,032

RP Escrow Issuer LLC
5.250% due 12/15/2025		6,600	6,848

Sabre GLBL, Inc.
7.375% due 09/01/2025		7,250	7,923
9.250% due 04/15/2025		6,500	7,759

Scientific Games International, Inc.
5.000% due 10/15/2025		5,000	5,185
7.000% due 05/15/2028		7,000	7,492

Scotts Miracle-Gro Co.
4.000% due 04/01/2031		5,000	4,939
5.250% due 12/15/2026		10,000	10,540

Scripps Escrow, Inc.
3.875% due 01/15/2029		8,000	7,875
5.875% due 07/15/2027		5,750	5,958

Seagate HDD Cayman
3.125% due 07/15/2029		5,750	5,564
3.375% due 07/15/2031		10,050	9,675

Sealed Air Corp.
4.000% due 12/01/2027		5,000	5,131
4.875% due 12/01/2022		5,000	5,209
5.125% due 12/01/2024		10,000	10,856
5.250% due 04/01/2023		4,000	4,250
6.875% due 07/15/2033		8,710	10,745

Select Medical Corp.
6.250% due 08/15/2026		20,000	21,286

Sensata Technologies BV
4.875% due 10/15/2023		10,000	10,736
5.000% due 10/01/2025		5,000	5,534

Sensata Technologies, Inc.
3.750% due 02/15/2031		14,000	13,821
4.375% due 02/15/2030		5,550	5,824

ServiceMaster Co. LLC
7.250% due 03/01/2038		2,000	2,241

Sigma Holdco BV
5.750% due 05/15/2026	EUR	10,500	11,904
7.875% due 05/15/2026		$31,000	31,006

Signature Aviation U.S. Holdings, Inc.
5.375% due 05/01/2026		7,000	7,158

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Silgan Holdings, Inc.
4.125% due 02/01/2028	$12,000	$12,358

Simmons Foods, Inc.
4.625% due 03/01/2029	14,000	14,140

Sinclair Television Group, Inc.
4.125% due 12/01/2030	10,000	9,656
5.125% due 02/15/2027	7,000	6,847
5.500% due 03/01/2030 (i)	8,000	7,794
5.875% due 03/15/2026	3,000	3,063

Sirius XM Radio, Inc.
4.125% due 07/01/2030	15,000	15,036
5.000% due 08/01/2027	5,000	5,253
5.375% due 07/15/2026	2,000	2,070

Southwestern Energy Co.
7.500% due 04/01/2026	12,000	12,714
7.750% due 10/01/2027	4,000	4,283

Spectrum Brands, Inc.
3.875% due 03/15/2031	10,000	9,813
5.000% due 10/01/2029	10,000	10,575
5.750% due 07/15/2025	660	681

Speedway Motorsports LLC
4.875% due 11/01/2027	12,500	12,531

Spirit AeroSystems, Inc.
5.500% due 01/15/2025	5,250	5,558
7.500% due 04/15/2025	10,200	10,991

SPX FLOW, Inc.
5.875% due 08/15/2026	21,500	22,454

Standard Industries, Inc.
3.375% due 01/15/2031	25,375	24,075
4.375% due 07/15/2030	15,500	15,663
4.750% due 01/15/2028	15,000	15,568
5.000% due 02/15/2027	14,875	15,535

Staples, Inc.
7.500% due 04/15/2026	23,500	24,822
10.750% due 04/15/2027	7,000	6,921

Station Casinos LLC
4.500% due 02/15/2028	8,000	7,985
5.000% due 10/01/2025	5,022	5,094

Stericycle, Inc.
3.875% due 01/15/2029	8,000	7,910

Stevens Holding Co., Inc.
6.125% due 10/01/2026	15,000	16,141

Sunoco LP
4.500% due 05/15/2029	8,250	8,235
5.500% due 02/15/2026	5,125	5,278
5.875% due 03/15/2028	5,000	5,251

Switch Ltd.
3.750% due 09/15/2028	12,250	12,086

Syneos Health, Inc.
3.625% due 01/15/2029	10,000	9,744

T-Mobile USA, Inc.
2.250% due 02/15/2026	6,700	6,757

30	PIMCO HIGH YIELD FUND	See Accompanying Notes

March 31, 2021

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.625% due 02/15/2029	$20,000	$19,446
2.875% due 02/15/2031	20,000	19,355
3.500% due 04/15/2031	10,000	10,088
4.000% due 04/15/2022	1,000	1,024
4.500% due 02/01/2026	10,000	10,250
4.750% due 02/01/2028	8,250	8,782

Team Health Holdings, Inc.
6.375% due 02/01/2025	15,000	13,293

TEGNA, Inc.
4.625% due 03/15/2028	10,000	10,194
4.750% due 03/15/2026	5,000	5,313
5.000% due 09/15/2029	17,000	17,658
5.500% due 09/15/2024 (i)	3,462	3,524

Teine Energy Ltd.
6.875% due 09/30/2022	7,000	7,013

Teleflex, Inc.
4.250% due 06/01/2028	15,000	15,562
4.875% due 06/01/2026	6,250	6,429

Telenet Finance Luxembourg Notes SARL
5.500% due 03/01/2028	11,200	11,794

Tempo Acquisition LLC
5.750% due 06/01/2025	7,500	7,941
6.750% due 06/01/2025	20,000	20,462

Tempur Sealy International, Inc.
5.500% due 06/15/2026	3,000	3,113

Tenet Healthcare Corp.
4.625% due 07/15/2024	10,000	10,217
4.625% due 09/01/2024	9,000	9,267
4.625% due 06/15/2028	10,000	10,262
4.875% due 01/01/2026	4,625	4,815
5.125% due 05/01/2025	19,000	19,291
5.125% due 11/01/2027	5,000	5,241
6.125% due 10/01/2028	30,000	31,350
6.250% due 02/01/2027	7,250	7,665
6.750% due 06/15/2023	27,500	29,835
6.875% due 11/15/2031	500	558
7.500% due 04/01/2025	10,000	10,811

Tennant Co.
5.625% due 05/01/2025	10,000	10,325

Terex Corp.
5.000% due 05/15/2029 (a)	10,000	10,364
5.625% due 02/01/2025	10,000	10,281

Teva Pharmaceutical Finance Netherlands BV
2.200% due 07/21/2021	3,636	3,638
3.150% due 10/01/2026	20,000	19,150
4.100% due 10/01/2046	20,000	17,611

TransDigm, Inc.
4.625% due 01/15/2029	23,250	22,955
5.500% due 11/15/2027	28,000	29,026
6.250% due 03/15/2026	17,000	18,045
6.375% due 06/15/2026	11,000	11,392
8.000% due 12/15/2025	6,000	6,540

Transocean Guardian Ltd.
5.875% due 01/15/2024	10,567	9,266

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Transocean Pontus Ltd.
6.125% due 08/01/2025	$5,981	$5,663

Travel + Leisure Co.
4.625% due 03/01/2030	12,500	12,978
6.625% due 07/31/2026	10,000	11,366

TripAdvisor, Inc.
7.000% due 07/15/2025	5,875	6,365

Triumph Group, Inc.
5.250% due 06/01/2022	1,500	1,491
6.250% due 09/15/2024	7,000	7,129
7.750% due 08/15/2025	7,000	7,053
8.875% due 06/01/2024	11,000	12,398

Trivium Packaging Finance BV
5.500% due 08/15/2026	10,000	10,506

Twilio, Inc.
3.625% due 03/15/2029	7,800	7,916
3.875% due 03/15/2031	8,425	8,626

Twitter, Inc.
3.875% due 12/15/2027	8,000	8,398

U.S. Concrete, Inc.
5.125% due 03/01/2029	5,000	5,159
6.375% due 06/01/2024	4,000	4,093

U.S. Foods, Inc.
4.750% due 02/15/2029	13,000	13,016
6.250% due 04/15/2025	12,000	12,880

United Rentals North America, Inc.
3.875% due 02/15/2031	7,250	7,300
4.000% due 07/15/2030	12,500	12,737
4.875% due 01/15/2028	10,000	10,546
5.500% due 05/15/2027	10,000	10,684
5.875% due 09/15/2026	5,000	5,237

Univar Solutions USA, Inc.
5.125% due 12/01/2027	12,500	13,029

Univision Communications, Inc.
5.125% due 02/15/2025	30,000	30,431
6.625% due 06/01/2027	16,250	17,384
9.500% due 05/01/2025	3,000	3,300

UPC Holding BV
5.500% due 01/15/2028	20,000	20,706

USA Compression Partners LP
6.875% due 04/01/2026	5,000	5,138
6.875% due 09/01/2027	3,500	3,611

Valvoline, Inc.
3.625% due 06/15/2031	11,000	10,656

VeriSign, Inc.
4.625% due 05/01/2023	5,000	5,034
5.250% due 04/01/2025	5,000	5,653

Veritas US, Inc.
7.500% due 09/01/2025	15,000	15,598

Vertical U.S. Newco, Inc.
5.250% due 07/15/2027	12,050	12,637

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2021	31

Schedule of Investments PIMCO High Yield Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

ViaSat, Inc.
5.625% due 09/15/2025	$10,000	$10,177
5.625% due 04/15/2027	1,500	1,576
6.500% due 07/15/2028	8,000	8,437

Viking Cruises Ltd.
7.000% due 02/15/2029	8,000	8,258
13.000% due 05/15/2025	10,000	11,775

Viking Ocean Cruises Ship Ltd.
5.625% due 02/15/2029	7,000	7,090

Vine Energy Holdings LLC
6.750% due 04/15/2029 (a)	14,700	14,700

Virgin Media Finance PLC
5.000% due 07/15/2030	12,000	12,000

Virgin Media Secured Finance PLC
4.500% due 08/15/2030	13,000	13,127
5.500% due 08/15/2026	10,000	10,395
5.500% due 05/15/2029	10,000	10,628

Vmed O2 UK Financing PLC
4.250% due 01/31/2031	14,900	14,522

Waste Pro USA, Inc.
5.500% due 02/15/2026	5,000	5,133

WESCO Distribution, Inc.
5.375% due 06/15/2024	10,000	10,213
7.125% due 06/15/2025	18,000	19,707
7.250% due 06/15/2028	18,000	20,120

Western Midstream Operating LP
4.350% due 02/01/2025	10,000	10,366
5.300% due 02/01/2030	18,000	19,570
5.450% due 04/01/2044	15,000	15,420
6.500% due 02/01/2050	32,500	35,199

White Cap Buyer LLC
6.875% due 10/15/2028	17,000	18,081

White Cap Parent LLC (8.250% Cash or 9.000% PIK)
8.250% due 03/15/2026 (b)	7,500	7,838

Williams Scotsman International, Inc.
4.625% due 08/15/2028	8,875	9,058

WMG Acquisition Corp.
3.000% due 02/15/2031	20,000	19,056
3.875% due 07/15/2030	15,000	15,169

WPX Energy, Inc.
4.500% due 01/15/2030	4,550	4,906
5.250% due 09/15/2024	1,753	1,948
5.250% due 10/15/2027	15,000	16,008
5.875% due 06/15/2028	5,038	5,560

WR Grace & Co-Conn
4.875% due 06/15/2027	10,000	10,364
5.625% due 10/01/2024	9,000	9,910

Wyndham Hotels & Resorts, Inc.
4.375% due 08/15/2028	10,000	10,134

Wynn Las Vegas LLC
5.250% due 05/15/2027	10,000	10,484
5.500% due 03/01/2025	15,000	15,866

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Wynn Macau Ltd.
5.125% due 12/15/2029	$5,000	$5,134

Wynn Resorts Finance LLC
5.125% due 10/01/2029	8,000	8,198

XPO Logistics, Inc.
6.250% due 05/01/2025	17,500	18,853

Yum! Brands, Inc.
3.625% due 03/15/2031	12,500	12,031
4.625% due 01/31/2032 (a)	12,500	12,773
4.750% due 01/15/2030	7,000	7,412
6.875% due 11/15/2037	5,250	6,375
7.750% due 04/01/2025	2,000	2,190

Zayo Group Holdings, Inc.
4.000% due 03/01/2027	20,000	19,676
6.125% due 03/01/2028	15,000	15,420

Ziggo Bond Co. BV
5.125% due 02/28/2030	10,950	11,210

Ziggo BV
4.875% due 01/15/2030	15,000	15,360
5.500% due 01/15/2027	19,162	19,988

		7,904,324

UTILITIES 7.3%

Antero Midstream Partners LP
5.375% due 09/15/2024	10,000	10,106
5.750% due 03/01/2027	5,000	5,010

Blue Racer Midstream LLC
6.625% due 07/15/2026	8,000	8,240
7.625% due 12/15/2025	6,500	7,017

Calpine Corp.
3.750% due 03/01/2031	15,000	14,319
4.500% due 02/15/2028	7,750	7,827
4.625% due 02/01/2029	3,500	3,415
5.000% due 02/01/2031	10,000	9,775
5.125% due 03/15/2028	10,000	10,061
5.250% due 06/01/2026	9,129	9,401

Clearway Energy Operating LLC
4.750% due 03/15/2028	14,500	15,099
5.000% due 09/15/2026	10,000	10,350

Covanta Holding Corp.
5.000% due 09/01/2030	5,000	5,056
5.875% due 07/01/2025	10,000	10,386
6.000% due 01/01/2027	5,000	5,237

Crestwood Midstream Partners LP
5.625% due 05/01/2027	12,125	11,936
6.000% due 02/01/2029	6,000	5,921

CrownRock LP
5.625% due 10/15/2025	20,000	20,442

Embarq Corp.
7.995% due 06/01/2036	7,500	8,651

Endeavor Energy Resources LP
5.500% due 01/30/2026	2,500	2,601

32	PIMCO HIGH YIELD FUND	See Accompanying Notes

March 31, 2021

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.750% due 01/30/2028	$24,000	$25,388
6.625% due 07/15/2025	7,050	7,546

FirstEnergy Corp.
2.250% due 09/01/2030	10,000	9,287
3.400% due 03/01/2050	2,275	2,001
4.400% due 07/15/2027	1,860	2,002

Frontier Communications Corp.
5.000% due 05/01/2028	6,400	6,530
5.875% due 10/15/2027 (i)	9,175	9,743
6.750% due 05/01/2029	10,750	11,358

Genesis Energy LP
6.250% due 05/15/2026	5,000	4,784
6.500% due 10/01/2025	2,000	1,964
7.750% due 02/01/2028	2,000	2,003
8.000% due 01/15/2027	7,350	7,456

Lumen Technologies, Inc.
4.000% due 02/15/2027	6,325	6,469
4.500% due 01/15/2029	3,750	3,664
5.125% due 12/15/2026	3,000	3,164
5.800% due 03/15/2022	14,000	14,509
6.450% due 06/15/2021	10,750	10,839
7.500% due 04/01/2024	10,000	11,221

NRG Energy, Inc.
3.375% due 02/15/2029	8,750	8,559
3.625% due 02/15/2031	10,000	9,769
5.250% due 06/15/2029	7,750	8,310
6.625% due 01/15/2027	14,500	15,101

NSG Holdings LLC
7.750% due 12/15/2025	15,126	16,147

Pacific Gas & Electric Co.
2.500% due 02/01/2031	3,000	2,833
3.300% due 08/01/2040	1,800	1,635
3.500% due 08/01/2050	3,600	3,135

PG&E Corp.
5.000% due 07/01/2028	5,000	5,289
5.250% due 07/01/2030	10,000	10,612

Sprint Capital Corp.
6.875% due 11/15/2028	14,000	17,680
8.750% due 03/15/2032	25,000	36,994

Sprint Communications, Inc.
6.000% due 11/15/2022	10,000	10,712

Sprint Corp.
7.125% due 06/15/2024	20,000	23,050
7.250% due 09/15/2021	11,000	11,290
7.625% due 02/15/2025	25,000	29,844
7.875% due 09/15/2023	45,000	51,491

Talen Energy Supply LLC
6.500% due 06/01/2025	10,000	8,050
6.625% due 01/15/2028	3,000	3,006
7.250% due 05/15/2027	7,125	7,296
7.625% due 06/01/2028	5,000	5,072

Tallgrass Energy Partners LP
5.500% due 09/15/2024	1,324	1,346

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.500% due 01/15/2028	$10,000	$9,796
6.000% due 12/31/2030	4,125	4,084
7.500% due 10/01/2025	4,250	4,582

Targa Resources Partners LP
4.000% due 01/15/2032	9,625	9,064
4.250% due 11/15/2023	10,000	10,066
4.875% due 02/01/2031	12,500	12,684
5.000% due 01/15/2028	12,000	12,517
5.500% due 03/01/2030	12,500	13,137
5.875% due 04/15/2026	15,000	15,731
6.500% due 07/15/2027	7,000	7,624
6.875% due 01/15/2029	10,000	11,036

Telecom Italia Capital S.A.
6.375% due 11/15/2033	10,000	11,794
7.200% due 07/18/2036	5,000	6,323

Telecom Italia SpA
5.303% due 05/30/2024	10,000	10,846

TerraForm Power Operating LLC
4.250% due 01/31/2023	10,000	10,344
4.750% due 01/15/2030	7,500	7,804
5.000% due 01/31/2028	15,000	16,214

Transocean Poseidon Ltd.
6.875% due 02/01/2027	6,000	5,557

Transocean Proteus Ltd.
6.250% due 12/01/2024	5,100	4,858

Vistra Operations Co. LLC
5.000% due 07/31/2027	6,000	6,186
5.500% due 09/01/2026	5,000	5,187
5.625% due 02/15/2027	10,000	10,408

		813,841

Total Corporate Bonds & Notes (Cost $9,266,263)		9,706,125

U.S. TREASURY OBLIGATIONS 0.7%

U.S. Treasury Notes
0.625% due 08/15/2030	25,000	22,660
2.625% due 03/31/2025 (k)	50,000	53,915

Total U.S. Treasury Obligations (Cost $76,092)		76,575

NON-AGENCY MORTGAGE-BACKED SECURITIES 0.0%

Countrywide Alternative Loan Trust
2.683% due 10/25/2035 ^~	16	15

Countrywide Home Loan Mortgage Pass-Through Trust
2.907% due 02/20/2036 ^~	48	39

Credit Suisse Mortgage Capital Mortgage-Backed Trust
6.000% due 10/25/2021 ^	1	1

First Horizon Alternative Mortgage Securities Trust
2.366% due 10/25/2034 ~	12	12

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2021	33

Schedule of Investments PIMCO High Yield Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

GreenPoint Mortgage Funding Trust
0.309% due 10/25/2046 ^•	$356	$318
0.309% due 12/25/2046 ^•	336	321

GSR Mortgage Loan Trust
2.826% due 04/25/2035 ~	9	9

HarborView Mortgage Loan Trust
3.088% due 08/19/2036 ^~	29	30

Lehman XS Trust
0.349% due 09/25/2046 ^•	14	14

Residential Accredit Loans, Inc. Trust
4.361% due 09/25/2035 ^~	22	19

Structured Asset Mortgage Investments Trust
0.529% due 05/25/2036 •	699	609
0.610% due 07/19/2035 •	17	16

TBW Mortgage-Backed Trust
6.015% due 07/25/2037 þ	178	103

WaMu Mortgage Pass-Through Certificates Trust
0.929% due 12/25/2045 •	138	132

Total Non-Agency Mortgage-Backed Securities (Cost $1,365)		1,638

ASSET-BACKED SECURITIES 0.0%

Morgan Stanley Mortgage Loan Trust
0.469% due 04/25/2037 •	286	124

NovaStar Mortgage Funding Trust
0.209% due 03/25/2037 •	64	30

Total Asset-Backed Securities (Cost $273)		154

	SHARES
COMMON STOCKS 0.3%

FINANCIALS 0.2%

Associated Materials Group, Inc. «(g)	3,684,112	24,831

INDUSTRIALS 0.1%

Noble Corp. «	73,206	1,297

Noble Corp. «(g)	470,339	8,333

		9,630

	SHARES	MARKET VALUE (000S)
INFORMATION TECHNOLOGY 0.0%

Local Insight Media Holdings, Inc. «(g)	6,323	$192

Total Common Stocks (Cost $28,544)		34,653

SHORT-TERM INSTRUMENTS 0.1%

REPURCHASE AGREEMENTS (h) 0.1%
		7,494

	PRINCIPAL AMOUNT (000S)
U.S. TREASURY BILLS 0.0%
0.026% due 04/29/2021 (d)(e)	$371	371

Total Short-Term Instruments (Cost $7,865)		7,865

Total Investments in Securities (Cost $9,867,420)		10,315,383

	SHARES
INVESTMENTS IN AFFILIATES 6.7%

SHORT-TERM INSTRUMENTS 6.7%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 6.7%

PIMCO Short-Term Floating NAV Portfolio III	75,697,335	746,376

Total Short-Term Instruments (Cost $743,593)		746,376

Total Investments in Affiliates (Cost $743,593)		746,376

Total Investments 99.3% (Cost $10,611,013)		$11,061,759

Financial Derivative Instruments (j)(l) 0.1% (Cost or Premiums, net $47,151)		9,119

Other Assets and Liabilities, net 0.6%		68,027

Net Assets 100.0%		$11,138,905

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
«	Security valued using significant unobservable inputs (Level 3).

34	PIMCO HIGH YIELD FUND	See Accompanying Notes

March 31, 2021

µ

All or a portion of this amount represents unfunded loan commitments. The interest rate for the unfunded portion will be determined at the time of funding. See Note 4, Securities and Other Investments, in the Notes to Financial Statements for more information regarding unfunded loan commitments.

~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
**	Contingent convertible security.
(a)	When-issued security.
(b)	Payment in-kind security.
(c)	Security is not accruing income as of the date of this report.
(d)	Zero coupon security.
(e)	Coupon represents a yield to maturity.
(f)	Perpetual maturity; date shown, if applicable, represents next contractual call date.

(g)  RESTRICTED SECURITIES:

Issuer Description	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
Associated Materials Group, Inc.	08/24/2020	$23,394	$24,831	0.22%
Local Insight Media Holdings, Inc.	11/18/2011	0	192	0.00
Noble Corp.	02/05/2021 - 02/08/2021	5,150	8,333	0.07
Occidental Petroleum Corp.5.500% due 12/01/2025	12/08/2020	10,000	10,590	0.10
Occidental Petroleum Corp.6.125% due 01/01/2031	12/08/2020	2,000	2,212	0.02

		$40,544	$46,158	0.41%

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(h)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received
FICC	0.000%	03/31/2021	04/01/2021	$7,494	U.S. Treasury Notes 0.125% due 02/28/2023	$(7,644)	$7,494	$7,494

Total Repurchase Agreements						$(7,644)	$7,494	$7,494

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate(1)	Settlement Date	Maturity Date	Amount Borrowed(1)	Payable for Reverse Repurchase Agreements
JML	(0.375)%	02/19/2021	04/15/2021	$(5,622)	$(5,620)
	(0.250)	02/19/2021	04/15/2021	(2,426)	(2,426)
	0.000	02/19/2021	04/15/2021	(4,288)	(4,288)
	0.000	03/25/2021	04/15/2021	(1,692)	(1,692)
JPS	0.000	02/19/2021	04/15/2021	(2,347)	(2,347)
	0.000	04/01/2021	04/15/2021	(1,722)	(1,721)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2021	35

Schedule of Investments PIMCO High Yield Fund (Cont.)

Counterparty	Borrowing Rate(1)	Settlement Date	Maturity Date		Amount Borrowed(1)	Payable for Reverse Repurchase Agreements
RDR	(0.750)%	10/28/2020	TBD	(2)	$(3,042)	$(3,032)
	(0.750)	02/05/2021	TBD	(2)	(463)	(462)
	(0.100)	01/29/2021	TBD	(2)	(7,632)	(7,631)
	(0.050)	03/02/2021	TBD	(2)	(12,252)	(12,252)
	0.100	03/02/2021	TBD	(2)	(5,898)	(5,898)

Total Reverse Repurchase Agreements						$(47,369)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of March 31, 2021:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/ (Received)	Net Exposure(3)
Global/Master Repurchase Agreement
FICC	$7,494	$0	$0	$7,494	$(7,644)	$(150)
JML	0	(14,026)	0	(14,026)	17,448	3,422
JPS	0	(4,068)	0	(4,068)	2,923	(1,145)
RDR	0	(29,275)	0	(29,275)	30,530	1,255

Total Borrowings and Other Financing Transactions	$7,494	$(47,369)	$0

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
Corporate Bonds & Notes	$0	$(16,373)	$0	$(29,275)	$(45,648)

Total Borrowings	$0	$(16,373)	$0	$(29,275)	$(45,648)

Payable for reverse repurchase agreements (4)					$(45,648)

(i)	Securities with an aggregate market value of $50,901 have been pledged as collateral under the terms of the above master agreements as of March 31, 2021.

(1)

The average amount of borrowings outstanding during the period ended March 31, 2021 was $(46,941) at a weighted average interest rate of 0.525%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(2)	Open maturity reverse repurchase agreement.
(3)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(4)	Unsettled reverse repurchase agreements liability of $(1,721) is outstanding at period end.

36	PIMCO HIGH YIELD FUND	See Accompanying Notes

March 31, 2021

(j) FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(1)

Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(2)	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value(3)	Variation Margin
								Asset	Liability
CDX.HY-35 5-Year Index	5.000%	Quarterly	12/20/2025	$650,000	$47,400	$12,482	$59,882	$2,454	$0

Total Swap Agreements					$47,400	$12,482	$59,882	$2,454	$0

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of March 31, 2021:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset			Market Value	Variation Margin Liability
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements	Total
Total Exchange-Traded or Centrally Cleared	$0	$0	$2,454	$2,454	$0	$0	$0	$0

(k)

Securities with an aggregate market value of $53,915 and cash of $9,820 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2021. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(3)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(l)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
BOA	04/2021		GBP	17,667	$		25,012	$656	$0
JPM	05/2021	$		1,258		CHF	1,125	0	(67)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2021	37

Schedule of Investments PIMCO High Yield Fund (Cont.)

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
SCX	04/2021		EUR	45,164	$		54,865	1,901	0
	04/2021	$		24,306		GBP	17,667	50	0
	05/2021		EUR	45,164	$		53,111	117	0
	05/2021		GBP	17,667			24,308	0	(50)

Total Forward Foreign Currency Contracts								$2,724	$(117)

SWAP AGREEMENTS:

TOTAL RETURN SWAPS ON INTEREST RATE INDICES

Counterparty	Pay/ Receive(1)	Underlying Reference	# of Units	Financing Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
BRC	Receive	iBoxx USD Liquid High Yield Index	N/A	0.187% (3-Month USD-LIBOR plus a specified spread)	Maturity	06/21/2021	$471,250	$(236)	$4,146	$3,910	$0
MYC	Receive	iBoxx USD Liquid High Yield Index	N/A	0.187% (3-Month USD-LIBOR plus a specified spread)	Maturity	06/21/2021	28,750	(13)	161	148	0

Total Swap Agreements								$(249)	$4,307	$4,058	$0

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of March 31, 2021:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(2)
BOA	$656	$0	$0	$656	$0	$0	$0	$0	$656	$(680)	$(24)
BRC	0	0	3,910	3,910	0	0	0	0	3,910	(2,760)	1,150
JPM	0	0	0	0	(67)	0	0	(67)	(67)	0	(67)
MYC	0	0	148	148	0	0	0	0	148	0	148
SCX	2,068	0	0	2,068	(50)	0	0	(50)	2,018	(1,680)	338

Total Over the Counter	$2,724	$0	$4,058	$6,782	$(117)	$0	$0	$(117)

(1)

Receive represents that the Fund receives payments for any positive net return on the underlying reference. The Fund makes payments for any negative net return on such underlying reference. Pay represents that the Fund receives payments for any negative net return on the underlying reference. The Fund makes payments for any positive net return on such underlying reference.

(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

38	PIMCO HIGH YIELD FUND	See Accompanying Notes

March 31, 2021

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statement of Assets and Liabilities as of March 31, 2021:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Swap Agreements	$0	$2,454	$0	$0	$0	$2,454

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$2,724	$0	$2,724
Swap Agreements	0	0	0	0	4,058	4,058

	$0	$0	$0	$2,724	$4,058	$6,782

	$0	$2,454	$0	$2,724	$4,058	$9,236

Financial Derivative Instruments - Liabilities
Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$117	$0	$117

The effect of Financial Derivative Instruments on the Statement of Operations for the year ended March 31, 2021:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Swap Agreements	$0	$20,179	$0	$0	$2	$20,181

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(4,810)	$0	$(4,810)
Swap Agreements	0	0	0	0	65,712	65,712

	$0	$0	$0	$(4,810)	$65,712	$60,902

	$0	$20,179	$0	$(4,810)	$65,714	$81,083

Net Change in Unrealized Appreciation on Financial Derivative Instruments
Exchange-traded or centrally cleared
Swap Agreements	$0	$39,081	$0	$0	$0	$39,081

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$3,046	$0	$3,046
Swap Agreements	0	0	0	0	21,269	21,269

	$0	$0	$0	$3,046	$21,269	$24,315

	$0	$39,081	$0	$3,046	$21,269	$63,396

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2021	39

Schedule of Investments PIMCO High Yield Fund (Cont.)

March 31, 2021

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2021 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2021
Investments in Securities, at Value
Loan Participations and Assignments	$0	$488,373	$0	$488,373
Corporate Bonds & Notes
Banking & Finance	0	987,960	0	987,960
Industrials	14,700	7,889,624	0	7,904,324
Utilities	0	813,841	0	813,841
U.S. Treasury Obligations	0	76,575	0	76,575
Non-Agency Mortgage-Backed Securities	0	1,638	0	1,638
Asset-Backed Securities	0	154	0	154
Common Stocks
Financials	0	0	24,831	24,831
Industrials	0	0	9,630	9,630
Information Technology	0	0	192	192
Short-Term Instruments
Repurchase Agreements	0	7,494	0	7,494
U.S. Treasury Bills	0	371	0	371

	$14,700	$10,266,030	$34,653	$10,315,383

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$746,376	$0	$0	$746,376

Total Investments	$761,076	$10,266,030	$34,653	$11,061,759

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	0	2,454	0	2,454
Over the counter	0	6,782	0	6,782

	$0	$9,236	$0	$9,236

Financial Derivative Instruments - Liabilities
Over the counter	$0	$(117)	$0	$(117)

Total Financial Derivative Instruments	$0	$9,119	$0	$9,119

Totals	$761,076	$10,275,149	$34,653	$11,070,878

There were no significant transfers into or out of Level 3 during the period ended March 31, 2021.

40	PIMCO HIGH YIELD FUND	See Accompanying Notes

Notes to Financial Statements

March 31, 2021

1. ORGANIZATION

PIMCO Funds (the “Trust”) is a Massachusetts business trust established under a Declaration of Trust dated February 19, 1987, as amended and restated November 4, 2014. The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. Information presented in these financial statements pertains to the Institutional Class, I-2, I-3, Administrative Class, Class A, Class C and Class R shares of the PIMCO High Yield Fund (the “Fund”) offered by the Trust. Pacific Investment Management Company LLC (“PIMCO”) serves as the investment adviser (the “Adviser”) for the Fund.

On November 18, 2020, the Board of Trustees approved a reduction in the holding period of an automatic conversion of the Fund’s Class C shares into Class A shares of the same Fund from ten years to eight years. The reduction in the holding period became effective on January 18, 2021, with the first conversion taking place on or about February 10, 2021 and subsequent conversions occurring monthly thereafter. Certain financial intermediaries may have different policies and procedures regarding the conversion of Class C shares to Class A shares, as described in Appendix B to the Fund’s prospectus (Financial Firm-Specific Sales Charge Waivers and Discounts).

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Fund is treated as an investment company under the reporting requirements of U.S. GAAP. The functional and reporting currency for the Fund is the U.S. dollar. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled beyond a standard settlement period for the security after the trade date. Realized gains (losses) from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date, with the exception of securities with a forward starting effective date, where interest income is recorded on the accrual basis from effective date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation (depreciation) on investments on the Statement of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain (loss) on investments on the Statement of Operations. Paydown gains (losses) on mortgage-related and other asset-backed securities, if any, are recorded as components of interest income on the Statement of Operations. Income or short-term capital gain distributions received from registered investment

ANNUAL REPORT	MARCH 31, 2021	41

Notes to Financial Statements (Cont.)

companies, if any, are recorded as dividend income. Long-term capital gain distributions received from registered investment companies, if any, are recorded as realized gains.

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is probable.

(b) Foreign Currency Translation  The market values of foreign securities, currency holdings and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies, if any, are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Fund does not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized gain (loss) and net change in unrealized appreciation (depreciation) from investments on the Statement of Operations. The Fund may invest in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract. Realized foreign exchange gains (losses) arising from sales of spot foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain (loss) on foreign currency transactions on the Statement of Operations. Net unrealized foreign exchange gains (losses) arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period are included in net change in unrealized appreciation (depreciation) on foreign currency assets and liabilities on the Statement of Operations.

(c) Multi-Class Operations  Each class offered by the Trust has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains (losses) are allocated daily based on the relative net assets of each class of the Fund. Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees. Under certain circumstances, the per share net asset value (“NAV”) of a class of the Fund’s shares may be different from the per share NAV of another class of shares as a result of the different daily expense accruals applicable to each class of shares.

(d) Distributions to Shareholders  Distributions from net investment income, if any, are declared daily and distributed to shareholders monthly. Net realized capital gains earned by the Fund, if any, will be distributed no less frequently than once each year.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Further, the character of

42	PIMCO HIGH YIELD FUND

March 31, 2021

investment income and capital gains may be different for certain transactions under the two methods of accounting. As a result, income distributions and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on the Fund’s annual financial statements presented under U.S. GAAP.

Separately, if the Fund determines that a portion of a distribution may be comprised of amounts from capital gains, paid in capital, or other capital sources in accordance with its policies, accounting records, and accounting practices, the Fund will notify shareholders of the estimated composition of such distribution through a Section 19 Notice. For these purposes, the Fund determines the source or sources from which a distribution is paid, to the close of the period as of which it is paid, in reference to its internal accounting records and related accounting practices. If, based on such accounting records and practices, it is determined that a particular distribution does not include capital gains or paid-in surplus or other capital sources, a Section 19 Notice generally would not be issued. It is important to note that differences exist between the Fund’s daily internal accounting records and practices, the Fund’s financial statements presented in accordance with U.S. GAAP, and recordkeeping practices under income tax regulations. For instance, the Fund’s internal accounting records and practices may take into account, among other factors, tax-related characteristics of certain sources of distributions that differ from treatment under U.S. GAAP. Examples of such differences may include, among others, the treatment of periodic payments under interest rate swap contracts. Accordingly, among other consequences, it is possible that the Fund may not issue a Section 19 Notice in situations where the Fund’s financial statements prepared later and in accordance with U.S. GAAP and/or the final tax character of those distributions might later report that the sources of those distributions included capital gains and/or a return of capital. Please visit www.pimco.com for the most recent Section 19 Notice, if applicable, for additional information regarding the estimated composition of distributions. Final determination of a distribution’s tax character will be provided to shareholders when such information is available.

Distributions classified as a tax basis return of capital at the Fund’s fiscal year end, if any, are reflected on the Statements of Changes in Net Assets and have been recorded to paid in capital on the Statement of Assets and Liabilities. In addition, other amounts have been reclassified between distributable earnings (accumulated loss) and paid in capital on the Statement of Assets and Liabilities to more appropriately conform U.S. GAAP to tax characterizations of distributions.

(e) New Accounting Pronouncements and Regulatory Updates  In March 2020, the Financial Accounting Standards Board issued an Accounting Standards Update (“ASU”), ASU 2020-04, which provides optional guidance to ease the potential accounting burden associated with transitioning away from the London Interbank Offered Rate and other reference rates that are expected to be discontinued. The ASU is effective immediately upon release of the update on March 12, 2020 through December 31, 2022. At this time, management is evaluating implications of these changes on the financial statements.

In October 2020, the U.S. Securities and Exchange Commission (“SEC”) adopted a rule related to the use of derivatives, short sales, reverse repurchase agreements and certain other transactions by registered investment companies that rescinds and withdraws the guidance of the SEC and its staff regarding asset segregation and cover transactions. Subject to certain exceptions, the rule requires funds to trade derivatives and other transactions that create future payment or delivery obligations

ANNUAL REPORT	MARCH 31, 2021	43

Notes to Financial Statements (Cont.)

(except reverse repurchase agreements and similar financing transactions) subject to a value-at-risk leverage limit, certain derivatives risk management program and reporting requirements. The rule went into effect on February 19, 2021 and funds will have an eighteen-month transition period to comply with the rule and related reporting requirements. At this time, management is evaluating the implications of these changes on the financial statements.

In October 2020, the SEC adopted a rule regarding the ability of a fund to invest in other funds. The rule allows a fund to acquire shares of another fund in excess of certain limitations currently imposed by the Act without obtaining individual exemptive relief from the SEC, subject to certain conditions. The rule also included the rescission of certain exemptive relief from the SEC and guidance from the SEC staff for funds to invest in other funds. The rule went into effect on January 19, 2021 and funds will have a one-year transition period to comply with the rule and related reporting requirements. At this time, management is evaluating the implications of these changes on the financial statements.

In December 2020, the SEC adopted a rule addressing fair valuation of fund investments. The new rule sets forth requirements for good faith determinations of fair value as well as for the performance of fair value determinations, including related oversight and reporting obligations. The new rule also defines “readily available market quotations” for purposes of the definition of “value” under the Act, and the SEC noted that this definition would apply in all contexts under the Act. The effective date for the rule was March 8, 2021. The SEC adopted an eighteen-month transition period beginning from the effective date for both the new rule and the associated new recordkeeping requirements. At this time, management is evaluating the implications of these changes on the financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The price of the Fund’s shares is based on the Fund’s NAV. The NAV of the Fund, or each of its share classes, as applicable, is determined by dividing the total value of portfolio investments and other assets, less any liabilities attributable to the Fund or class, by the total number of shares outstanding of the Fund or class.

On each day that the New York Stock Exchange (“NYSE”) is open, Fund shares are ordinarily valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (“NYSE Close”). Information that becomes known to the Fund or its agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. If regular trading on the NYSE closes earlier than scheduled, the Fund reserves the right to either (i) calculate its NAV as of the earlier closing time or (ii) calculate its NAV as of the normally scheduled close of regular trading on the NYSE for that day. The Fund generally does not calculate its NAV on days during which the NYSE is closed. However, if the NYSE is closed on a day it would normally be open for business, the Fund reserves the right to calculate its NAV as of the normally scheduled close of regular trading on the NYSE for that day or such other time that the Fund may determine.

For purposes of calculating NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes

44	PIMCO HIGH YIELD FUND

March 31, 2021

obtained from established market makers or prices (including evaluated prices) supplied by the Fund’s approved pricing services, quotation reporting systems and other third-party sources (together, “Pricing Services”). The Fund will normally use pricing data for domestic equity securities received shortly after the NYSE Close and does not normally take into account trading, clearances or settlements that take place after the NYSE Close. If market value pricing is used, a foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by the Adviser to be the primary exchange. A foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange. Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from Pricing Services may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Swap agreements are valued on the basis of bid quotes obtained from brokers and dealers or market-based prices supplied by Pricing Services. The Fund’s investments in open-end management investment companies, other than exchange-traded funds (“ETFs”), are valued at the NAVs of such investments. Open-end management investment companies may include affiliated funds.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value based on procedures established and approved by the Board of Trustees of the Trust (the “Board”). Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, the Fund may determine the fair value of investments based on information provided by Pricing Services and other third-party vendors, which may recommend fair value or adjustments with reference to other securities, indices or assets. In considering whether fair valuation is required and in determining fair values, the Fund may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the NYSE Close. The Fund may utilize modeling tools provided by third-party vendors to determine fair values of foreign (non-U.S.) securities. For these purposes, any movement in the applicable reference index or instrument (“zero trigger”) between the earlier close of the applicable foreign market and the NYSE Close may be deemed to be a significant event, prompting the application of the pricing model (effectively resulting in daily fair valuations). Foreign exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Trust is not open for business, which may result in the Fund’s portfolio investments being affected when shareholders are unable to buy or sell shares.

Senior secured floating rate loans for which an active secondary market exists to a reliable degree are valued at the mean of the last available bid/ask prices in the market for such loans, as provided by a Pricing Service. Senior secured floating rate loans for which an active secondary market does not

ANNUAL REPORT	MARCH 31, 2021	45

Notes to Financial Statements (Cont.)

exist to a reliable degree are valued at fair value, which is intended to approximate market value. In valuing a senior secured floating rate loan at fair value, the factors considered may include, but are not limited to, the following: (a) the creditworthiness of the borrower and any intermediate participants, (b) the terms of the loan, (c) recent prices in the market for similar loans, if any, and (d) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Services. As a result, the value of such investments and, in turn, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Trust is not open for business. As a result, to the extent that the Fund holds foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Fund’s next calculated NAV.

Investments for which market quotes or market based valuations are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction. The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to the Adviser the responsibility for applying the fair valuation methods. In the event that market quotes or market based valuations are not readily available, and the security or asset cannot be valued pursuant to a Board approved valuation method, the value of the security or asset will be determined in good faith by the Board. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, indicative market quotations (“Broker Quotes”), Pricing Services’ prices), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Fund’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated, to the Adviser, the responsibility for monitoring significant events that may materially affect the values of the Fund’s securities or assets and for determining whether the value of the applicable securities or assets should be reevaluated in light of such significant events.

When the Fund uses fair valuation to determine the value of a portfolio security or other asset for purposes of calculating its NAV, such investments will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board or persons acting at their direction believe reflects fair value. Fair valuation may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of the Fund’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Board or persons acting at their direction would accurately reflect the price that the Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Fund may differ from the value that would be realized if the securities were sold. The Fund’s use of fair valuation may also help to deter “stale price arbitrage” as discussed under the “Abusive Trading Practices” section in the Fund’s prospectus.

46	PIMCO HIGH YIELD FUND

March 31, 2021

(b) Fair Value Hierarchy  U.S. GAAP describes fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

∎	Level 1 — Quoted prices in active markets or exchanges for identical assets and liabilities.

∎

Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

∎

Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

In accordance with the requirements of U.S. GAAP, the amounts of transfers into and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for the Fund.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers into and out of the Level 3 category during the period. The end of period value is used for the transfers between Levels of the Fund’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for the Fund.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1 and Level 2 trading assets and trading liabilities, at fair value  The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The Pricing Services’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default

ANNUAL REPORT	MARCH 31, 2021	47

Notes to Financial Statements (Cont.)

rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using Pricing Services that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment companies (other than ETFs) will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted.

Equity exchange-traded options and over the counter financial derivative instruments, such as forward foreign currency contracts and options contracts derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established market makers or Pricing Services (normally determined as of the NYSE Close). Depending on the product and the terms of the transaction, financial derivative instruments can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

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Centrally cleared swaps and over the counter swaps derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. They are valued using a broker-dealer bid quotation or on market-based prices provided by Pricing Services (normally determined as of the NYSE Close). Centrally cleared swaps and over the counter swaps can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models may use inputs that are observed from actively quoted markets such as the overnight index swap rate, London Interbank Offered Rate forward rate, interest rates, yield curves and credit spreads. These securities are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair value  When a fair valuation method is applied by the Adviser that uses significant unobservable inputs, investments will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy.

Short-term debt instruments (such as commercial paper) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost value of such short-term debt instruments is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. These securities are categorized as Level 2 or Level 3 of the fair value hierarchy depending on the source of the base price.

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Affiliates

The Fund may invest in the PIMCO Short Asset Portfolio and the PIMCO Short-Term Floating NAV Portfolio III (“Central Funds”) to the extent permitted by the Act and rules thereunder. The Central Funds are registered investment companies created for use solely by the series of the Trust and other series of registered investment companies advised by the Adviser, in connection with their cash management activities. The main investments of the Central Funds are money market and short maturity fixed income instruments. The Central Funds may incur expenses related to their investment activities, but do not pay Investment Advisory Fees or Supervisory and Administrative Fees to the Adviser. The Central Funds are considered to be affiliated with the Fund. A complete schedule of portfolio holdings for each affiliate fund is filed with the SEC for the first and third quarters of each fiscal year on Form N-PORT and is available at the SEC’s website at www.sec.gov. A copy of each affiliate fund’s shareholder report is also available at the SEC’s website at www.sec.gov, on the Funds’ website at www.pimco.com, or upon request, as applicable. The table below shows the Fund’s transactions in and earnings from investments in the affiliated Funds for the period ended March 31, 2021 (amounts in thousands†):

Investment in PIMCO Short-Term Floating NAV Portfolio III

Market Value 03/31/2020	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 03/31/2021	Dividend Income(1)	Realized Net Capital Gain Distributions(1)

$723,554	$5,076,092	$(5,057,400)	$(353)	$4,483	$746,376	$4,392	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)

The tax characterization of distributions is determined in accordance with Federal income tax regulations and may contain a return of capital. The actual tax characterization of distributions received is determined at the end of the fiscal year of the affiliated fund. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

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Notes to Financial Statements (Cont.)

(b) Investments in Securities

The Fund may utilize the investments and strategies described below to the extent permitted by the Fund’s investment policies.

Loans and Other Indebtedness, Loan Participations and Assignments  are direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. The Fund’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties or investments in or originations of loans by the Fund. A loan is often administered by a bank or other financial institution (the “agent”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. The Fund may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. When the Fund purchases assignments from agents it acquires direct rights against the borrowers of the loans. These loans may include participations in bridge loans, which are loans taken out by borrowers for a short period (typically less than one year) pending arrangement of more permanent financing through, for example, the issuance of bonds, frequently high yield bonds issued for the purpose of acquisitions.

The types of loans and related investments in which the Fund may invest include, among others, senior loans, subordinated loans (including second lien loans, B-Notes and mezzanine loans), whole loans, commercial real estate and other commercial loans and structured loans. The Fund may originate loans or acquire direct interests in loans through primary loan distributions and/or in private transactions. In the case of subordinated loans, there may be significant indebtedness ranking ahead of the borrower’s obligation to the holder of such a loan, including in the event of the borrower’s insolvency. Mezzanine loans are typically secured by a pledge of an equity interest in the mortgage borrower that owns the real estate rather than an interest in a mortgage.

Investments in loans may include unfunded loan commitments, which are contractual obligations for funding. Unfunded loan commitments may include revolving credit facilities, which may obligate the Fund to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full, even though a percentage of the committed amount may not be utilized by the borrower. When investing in a loan participation, the Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the agent selling the loan agreement and only upon receipt of payments by the agent from the borrower. The Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a loan. In certain circumstances, the Fund may receive a penalty fee upon the prepayment of a loan by a borrower. Fees earned or paid are recorded as a component of interest income or interest expense, respectively, on the Statement of Operations. Unfunded loan commitments are reflected as a liability on the Statement of Assets and Liabilities.

Mortgage-Related and Other Asset-Backed Securities  directly or indirectly represent a participation in, or are secured by and payable from, loans on real property. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. These securities provide a monthly payment which consists of both interest and principal. Interest may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the

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effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Many of the risks of investing in mortgage-related securities secured by commercial mortgage loans reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make lease payments, and the ability of a property to attract and retain tenants. These securities may be less liquid and may exhibit greater price volatility than other types of mortgage-related or other asset-backed securities. Other asset-backed securities are created from many types of assets, including, but not limited to, auto loans, accounts receivable, such as credit card receivables and hospital account receivables, home equity loans, student loans, boat loans, mobile home loans, recreational vehicle loans, manufactured housing loans, aircraft leases, computer leases and syndicated bank loans.

Collateralized Mortgage Obligations  (“CMOs”) are debt obligations of a legal entity that are collateralized by whole mortgage loans or private mortgage bonds and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches”, with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

Payment In-Kind Securities  may give the issuer the option at each interest payment date of making interest payments in either cash and/or additional debt securities. Those additional debt securities usually have the same terms, including maturity dates and interest rates, and associated risks as the original bonds. The daily market quotations of the original bonds may include the accrued interest (referred to as a dirty price) and require a pro rata adjustment from the unrealized appreciation (depreciation) on investments to interest receivable on the Statement of Assets and Liabilities.

Perpetual Bonds  are fixed income securities with no maturity date but pay a coupon in perpetuity (with no specified ending or maturity date). Unlike typical fixed income securities, there is no obligation for perpetual bonds to repay principal. The coupon payments, however, are mandatory. While perpetual bonds have no maturity date, they may have a callable date in which the perpetuity is eliminated and the issuer may return the principal received on the specified call date. Additionally, a perpetual bond may have additional features, such as interest rate increases at periodic dates or an increase as of a predetermined point in the future.

Restricted Investments  are subject to legal or contractual restrictions on resale and may generally be sold privately, but may be required to be registered or exempted from such registration before being sold to the public. Private placement securities are generally considered to be restricted except for those securities traded between qualified institutional investors under the provisions of Rule 144A of the Securities Act of 1933. Disposal of restricted investments may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult to achieve. Restricted investments held by the Fund at March 31, 2021, as applicable, are disclosed in the Notes to Schedule of Investments.

Securities Issued by U.S. Government Agencies or Government-Sponsored Enterprises  are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or

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Notes to Financial Statements (Cont.)

instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association, are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities which do not distribute interest on a current basis and tend to be subject to a greater risk than interest-paying securities of similar maturities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

Warrants  are securities that are usually issued together with a debt security or preferred security and that give the holder the right to buy a proportionate amount of common stock at a specified price. Warrants normally have a life that is measured in years and entitle the holder to buy common stock of a company at a price that is usually higher than the market price at the time the warrant is issued. Warrants may entail greater risks than certain other types of investments. Generally, warrants do not carry the right to receive dividends or exercise voting rights with respect to the underlying securities, and they do not represent any rights in the assets of the issuer. In addition, their value does not necessarily change with the value of the underlying securities, and they cease to have value if they are not exercised on or before their expiration date. If the market price of the underlying stock does not exceed the exercise price during the life of the warrant, the warrant will expire worthless. Warrants may increase the potential profit or loss to be realized from the investment as compared with investing the same amount in the underlying securities. Similarly, the percentage increase or decrease in the value of an equity security warrant may be greater than the percentage increase or decrease in the value of the underlying common stock. Warrants may relate to the purchase of equity or debt securities. Debt obligations with warrants attached to purchase equity securities have many characteristics of convertible securities and their prices may, to some degree, reflect the performance of the underlying stock. Debt obligations also may be issued with warrants attached to purchase additional debt securities at the same coupon rate. A decline in interest rates would permit the Fund to sell such warrants at a profit. If interest rates rise, these warrants would generally expire with no value.

When-Issued Transactions  are purchases or sales made on a when-issued basis. These transactions are made conditionally because a security, although authorized, has not yet been issued in the market. Transactions to purchase or sell securities on a when-issued basis involve a commitment by the Fund to purchase or sell these securities for a predetermined price or yield, with payment and

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delivery taking place beyond the customary settlement period. The Fund may sell when-issued securities before they are delivered, which may result in a realized gain (loss).

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Fund may enter into the borrowings and other financing transactions described below to the extent permitted by the Fund’s investment policies.

The following disclosures contain information on the Fund’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by the Fund. The location of these instruments in the Fund’s financial statements is described below.

(a) Line of Credit  The Fund entered into a 364-day senior unsecured revolving credit agreement with State Street Bank & Trust Company and other commercial banks to be utilized for temporary purposes to fund shareholder redemptions or for other short-term liquidity purposes. State Street Bank & Trust Company serves as both a bank and as an agent for the other banks that are parties to the agreement. The Fund pays financing charges based on a combination of a London Interbank Offered Rate -based variable rate plus a credit spread. The Fund also pays a fee of 0.15% per annum on the unused commitment amounts. As of March 31, 2021, if applicable any outstanding borrowings would be disclosed as a payable for line of credit on the Statement of Assets and Liabilities. Interest and Commitment and Upfront fees, if any, paid by the Fund are disclosed as part of the interest expense on the Statement of Operations.

During the period, there were no borrowings on this line of credit. The maximum available commitment and related fees for the revolving credit agreement are:

Maximum Available Commitment*	Expiration Date	Commitment and Upfront Fees

$559,000,000	08/31/2021	$1,238,129

*	Maximum available commitment prior to renewal on September 1, 2020, for the Fund was $408,000,000. The agreement expires on August 31, 2021 unless extended or renewed.

(b) Repurchase Agreements  Under the terms of a typical repurchase agreement, the Fund purchases an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time. In an open maturity repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Fund or counterparty at any time. The underlying securities for all repurchase agreements are held by the Fund’s custodian or designated subcustodians under tri-party repurchase agreements and in certain instances will remain in custody with the counterparty. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Repurchase agreements, if any, including accrued interest, are included on the Statement of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statement of Operations. In periods of increased demand for collateral, the Fund may pay a fee for the receipt of collateral, which may result in interest expense to the Fund.

(c) Reverse Repurchase Agreements  In a reverse repurchase agreement, the Fund delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and

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Notes to Financial Statements (Cont.)

date. In an open maturity reverse repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Fund or counterparty at any time. The Fund is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by the Fund to counterparties are reflected as a liability on the Statement of Assets and Liabilities. Interest payments made by the Fund to counterparties are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund. The Fund will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under reverse repurchase agreements.

(d) Sale-Buybacks  A sale-buyback financing transaction consists of a sale of a security by the Fund to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed-upon price and date. The Fund is not entitled to receive principal and interest payments, if any, made on the security sold to the counterparty during the term of the agreement. The agreed-upon proceeds for securities to be repurchased by the Fund are reflected as a liability on the Statement of Assets and Liabilities. The Fund will recognize net income represented by the price differential between the price received for the transferred security and the agreed-upon repurchase price. This is commonly referred to as the ‘price drop’. A price drop consists of (i) the foregone interest and inflationary income adjustments, if any, the Fund would have otherwise received had the security not been sold and (ii) the negotiated financing terms between the Fund and counterparty. Foregone interest and inflationary income adjustments, if any, are recorded as components of interest income on the Statement of Operations. Interest payments based upon negotiated financing terms made by the Fund to counterparties are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund. The Fund will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under sale-buyback transactions.

(e) Short Sales  Short sales are transactions in which a Fund sells a security that it may not own. A Fund may make short sales of securities to (i) offset potential declines in long positions in similar securities, (ii) to increase the flexibility of the Fund, (iii) for investment return, (iv) as part of a risk arbitrage strategy, and (v) as part of its overall portfolio management strategies involving the use of derivative instruments. When a Fund engages in a short sale, it may borrow the security sold short and deliver it to the counterparty. A Fund will ordinarily have to pay a fee or premium to borrow a security and be obligated to repay the lender of the security any dividend or interest that accrues on the security during the period of the loan. Securities sold in short sale transactions and the dividend or interest payable on such securities, if any, are reflected as payable for short sales on the Statement of Assets and Liabilities. Short sales expose a Fund to the risk that it will be required to cover its short position at a time when the security or other asset has appreciated in value, thus resulting in losses to a Fund. A short sale is “against the box” if a Fund holds in its portfolio or has the right to acquire the security sold short, or securities identical to the security sold short, at no additional cost. A Fund will be subject to additional risks to the extent that it engages in short sales that are not “against the box.” A Fund’s loss on a short sale could theoretically be unlimited in cases where a Fund is unable, for whatever reason, to close out its short position.

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(f) Interfund Lending  In accordance with an exemptive order (the “Order”) from the SEC, each Fund of the Trust may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by each Fund’s investment policies and restrictions. Each Fund is currently permitted to borrow under the Interfund Lending Program. A lending fund may lend in aggregate up to 15% of its current net assets at the time of the interfund loan, but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing fund may not borrow through the Interfund Lending Program or from any other source if its total outstanding borrowings immediately after the borrowing would be more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interfund loan rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

On March 23, 2020, the SEC issued an exemptive order (the “Temporary Order”) to provide temporary relief to each Fund of the Trust in relation to the Interfund Lending Program, and the Board has authorized the Funds to rely on the Temporary Order. With respect to interfund lending, the Temporary Order permitted, under certain conditions, a lending fund to lend in aggregate up to 25% of its current net assets at the time of the interfund loan and to make interfund loans with term limits of up to the expiration of the Temporary Order, notwithstanding the current limit of seven business days under the Order. The SEC provided notice in April 2021 that the Temporary Order would be terminated on April 30, 2021.

During the period ended March 31, 2021, the Fund did not participate in the Interfund Lending Program.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The Fund may enter into the financial derivative instruments described below to the extent permitted by the Fund’s investment policies.

The following disclosures contain information on how and why the Fund uses financial derivative instruments, and how financial derivative instruments affect the Fund’s financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the net realized gain (loss) and net change in unrealized appreciation (depreciation) on the Statement of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Schedule of Investments. The financial derivative instruments outstanding as of period end and the amounts of net realized gain (loss) and net change in unrealized appreciation (depreciation) on financial derivative instruments during the period, as disclosed in the Notes to Schedule of Investments, serve as indicators of the volume of financial derivative activity for the Fund.

(a) Forward Foreign Currency Contracts  may be engaged, in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the Fund’s securities or as part of an investment strategy. A forward foreign currency contract is an

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Notes to Financial Statements (Cont.)

agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily, and the change in value is recorded by the Fund as an unrealized gain (loss). Realized gains (losses) are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed and are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain (loss) reflected on the Statement of Assets and Liabilities. In addition, the Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. To mitigate such risk, cash or securities may be exchanged as collateral pursuant to the terms of the underlying contracts.

(b) Swap Agreements  are bilaterally negotiated agreements between the Fund and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements may be privately negotiated in the over the counter market (“OTC swaps”) or may be cleared through a third party, known as a central counterparty or derivatives clearing organization (“Centrally Cleared Swaps”). The Fund may enter into asset, credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Centrally Cleared Swaps are marked to market daily based upon valuations as determined from the underlying contract or in accordance with the requirements of the central counterparty or derivatives clearing organization. Changes in market value, if any, are reflected as a component of net change in unrealized appreciation (depreciation) on the Statement of Operations. Daily changes in valuation of centrally cleared swaps (“Swap Variation Margin”), if any, are disclosed within centrally cleared financial derivative instruments on the Statement of Assets and Liabilities. Centrally Cleared and OTC swap payments received or paid at the beginning of the measurement period are included on the Statement of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Upfront premiums received (paid) are initially recorded as liabilities (assets) and subsequently marked to market to reflect the current value of the swap. These upfront premiums are recorded as realized gain (loss) on the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain (loss) on the Statement of Operations. Net periodic payments received or paid by the Fund are included as part of realized gain (loss) on the Statement of Operations.

For purposes of applying certain of the Fund’s investment policies and restrictions, swap agreements, like other derivative instruments, may be valued by the Fund at market value, notional value or full exposure value. In the case of a credit default swap, in applying certain of the Fund’s investment policies and restrictions, the Fund will value the credit default swap at its notional value or its full exposure value (i.e., the sum of the notional amount for the contract plus the market value), but may value the credit default swap at market value for purposes of applying certain of the Fund’s other investment policies and restrictions. For example, the Fund may value credit default swaps at full exposure value for purposes of the Fund’s credit quality guidelines (if any) because such value in

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general better reflects the Fund’s actual economic exposure during the term of the credit default swap agreement. As a result, the Fund may, at times, have notional exposure to an asset class (before netting) that is greater or lesser than the stated limit or restriction noted in the Fund’s prospectus. In this context, both the notional amount and the market value may be positive or negative depending on whether the Fund is selling or buying protection through the credit default swap. The manner in which certain securities or other instruments are valued by the Fund for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

Entering into swap agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates or the values of the asset upon which the swap is based.

The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk may be mitigated by having a master netting arrangement between the Fund and the counterparty and by the posting of collateral to the Fund to cover the Fund’s exposure to the counterparty.

To the extent the Fund has a policy to limit the net amount owed to or to be received from a single counterparty under existing swap agreements, such limitation only applies to counterparties to OTC swaps and does not apply to centrally cleared swaps where the counterparty is a central counterparty or derivatives clearing organization.

Credit Default Swap Agreements  on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues are entered into to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Fund owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event that the referenced entity, obligation or index, as specified in the swap agreement, undergoes a certain credit event. As a seller of protection on credit default swap agreements, the Fund will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap.

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular

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Notes to Financial Statements (Cont.)

swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event).

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. The Fund may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are instruments for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues as of period end, if any, are disclosed in the Notes to Schedule of Investments. They serve as an indicator of the current status of payment/performance risk and represent the likelihood or risk of default for the reference entity. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that the Fund as a seller of protection could be required to make under a credit default swap agreement equals the notional

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amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of period end for which the Fund is the seller of protection are disclosed in the Notes to Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Fund for the same referenced entity or entities.

Total Return Swap Agreements  are entered into to gain or mitigate exposure to the underlying reference asset. Total return swap agreements involve commitments where single or multiple cash flows are exchanged based on the price of an underlying reference asset and on a fixed or variable interest rate. Total return swap agreements may involve commitments to pay interest in exchange for a market-linked return. One counterparty pays out the total return of a specific underlying reference asset, which may include a single security, a basket of securities, or an index, and in return receives a fixed or variable rate. At the maturity date, a net cash flow is exchanged where the total return is equivalent to the return of the underlying reference asset less a financing rate, if any. As a receiver, the Fund would receive payments based on any net positive total return and would owe payments in the event of a net negative total return. As the payer, the Fund would owe payments on any net positive total return, and would receive payments in the event of a net negative total return.

7. PRINCIPAL AND OTHER RISKS

(a) Principal Risks

The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are listed below.

Please see “Description of Principal Risks” in the Fund’s prospectus for a more detailed description of the risks of investing in the Fund.

Interest Rate Risk  is the risk that fixed income securities will decline in value because of an increase in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration.

Call Risk  is the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer’s credit quality). If an issuer calls a security that the Fund has invested in, the Fund may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features.

Credit Risk  is the risk that the Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to meet its financial obligations.

High Yield Risk  is the risk that high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) are subject to greater levels of credit, call and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments, and may be more volatile than higher-rated securities of similar maturity.

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Notes to Financial Statements (Cont.)

Market Risk  is the risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries.

Issuer Risk  is the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

Liquidity Risk  is the risk that a particular investment may be difficult to purchase or sell and that the Fund may be unable to sell illiquid investments at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income funds may be higher than normal, causing increased supply in the market due to selling activity.

Derivatives Risk  is the risk of investing in derivative instruments (such as futures, swaps and structured securities), including leverage, liquidity, interest rate, market, credit and management risks, and valuation complexity. Changes in the value of a derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and the Fund could lose more than the initial amount invested. The Fund’s use of derivatives may result in losses to the Fund, a reduction in the Fund’s returns and/or increased volatility. Over-the-counter (“OTC”) derivatives are also subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally-cleared derivative transactions might not be available for OTC derivatives. The primary credit risk on derivatives that are exchange-traded or traded through a central clearing counterparty, resides with the Fund’s clearing broker, or the clearinghouse. Changes in regulation relating to a mutual fund’s use of derivatives and related instruments could potentially limit or impact the Fund’s ability to invest in derivatives, limit the Fund’s ability to employ certain strategies that use derivatives and/or adversely affect the value of derivatives and the Fund’s performance.

Equity Risk  is the risk that the value of equity securities, such as common stocks and preferred securities, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities.

Mortgage-Related and Other Asset-Backed Securities Risk  is the risk of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk, prepayment risk and credit risk.

Foreign (Non-U.S.) Investment Risk  is the risk that investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, increased risk of delayed settlement of portfolio transactions or loss of certificates of portfolio securities, and the risk of unfavorable foreign government actions, including nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers.

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Emerging Markets Risk  is the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk.

Sovereign Debt Risk  is the risk that investments in fixed income instruments issued by sovereign entities may decline in value as a result of default or other adverse credit event resulting from an issuer’s inability or unwillingness to make principal or interest payments in a timely fashion.

Currency Risk  is the risk that foreign (non-U.S.) currencies will change in value relative to the U.S. dollar and affect the Fund’s investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies.

Leveraging Risk  is the risk that certain transactions of the Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing the Fund to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss.

Management Risk  is the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that actual or potential conflicts of interest, legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing the Fund and may cause PIMCO to restrict or prohibit participation in certain investments. There is no guarantee that the investment objective of the Fund will be achieved.

Short Exposure Risk  is the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale will not fulfill its contractual obligations, causing a loss to the Fund.

LIBOR Transition Risk  is the risk related to the anticipated discontinuation of the London Interbank Offered Rate (“LIBOR”) by the end of 2021. Certain instruments held by the Fund rely in some fashion upon LIBOR. Although the transition process away from LIBOR has become increasingly well-defined in advance of the anticipated discontinuation date, there remains uncertainty regarding the nature of any replacement rate, and any potential effects of the transition away from LIBOR on the Fund or on certain instruments in which the Fund invests can be difficult to ascertain. The transition process may involve, among other things, increased volatility or illiquidity in markets for instruments that currently rely on LIBOR and may result in a reduction in value of certain instruments held by the Fund

(b) Other Risks

In general, the Fund may be subject to additional risks, including, but not limited to, risks related to government regulation and intervention in financial markets, operational risks, risks associated with financial, economic and global market disruptions, and cybersecurity risks. Please see the Fund’s prospectus and Statement of Additional Information for a more detailed description of the risks of investing in the Fund. Please see the Important Information section of this report for additional discussion of certain regulatory and market developments that may impact the Fund’s performance.

Market Disruption Risk  The Fund is subject to investment and operational risks associated with financial, economic and other global market developments and disruptions, including those arising

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Notes to Financial Statements (Cont.)

from war, terrorism, market manipulation, government interventions, defaults and shutdowns, political changes or diplomatic developments, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics) and natural/environmental disasters, which can all negatively impact the securities markets and cause the Fund to lose value. These events can also impair the technology and other operational systems upon which the Fund’s service providers, including PIMCO as the Fund’s investment adviser, rely, and could otherwise disrupt the Fund’s service providers’ ability to fulfill their obligations to the Fund. For example, the recent spread of an infectious respiratory illness caused by a novel strain of coronavirus (known as COVID-19) has caused volatility, severe market dislocations and liquidity constraints in many markets, including markets for the securities the Fund holds, and may adversely affect the Fund’s investments and operations. Please see the Important Information section for additional discussion of the COVID-19 pandemic.

Government Intervention in Financial Markets  Federal, state, and other governments, their regulatory agencies, or self-regulatory organizations may take actions that affect the regulation of the instruments in which the Fund invests, or the issuers of such instruments, in ways that are unforeseeable. Legislation or regulation may also change the way in which the Fund itself is regulated. Such legislation or regulation could limit or preclude the Fund’s ability to achieve its investment objective. Furthermore, volatile financial markets can expose the Fund to greater market and liquidity risk and potential difficulty in valuing portfolio instruments held by the Fund. The value of the Fund’s holdings is also generally subject to the risk of future local, national, or global economic disturbances based on unknown weaknesses in the markets in which the Fund invests. In addition, it is not certain that the U.S. Government will intervene in response to a future market disturbance and the effect of any such future intervention cannot be predicted. It is difficult for issuers to prepare for the impact of future financial downturns, although companies can seek to identify and manage future uncertainties through risk management programs.

Regulatory Risk  Financial entities, such as investment companies and investment advisers, are generally subject to extensive government regulation and intervention. Government regulation and/or intervention may change the way the Fund is regulated, affect the expenses incurred directly by the Fund and the value of its investments, and limit and/or preclude the Fund’s ability to achieve its investment objective. Government regulation may change frequently and may have significant adverse consequences. Moreover, government regulation may have unpredictable and unintended effects.

Operational Risk  An investment in the Fund, like any fund, can involve operational risks arising from factors such as processing errors, human errors, inadequate or failed internal or external processes, failures in systems and technology, changes in personnel and errors caused by third-party service providers. The occurrence of any of these failures, errors or breaches could result in a loss of information, regulatory scrutiny, reputational damage or other events, any of which could have a material adverse effect on the Fund. While the Fund seeks to minimize such events through controls and oversight, there may still be failures that could cause losses to the Fund.

Cyber Security Risk  As the use of technology has become more prevalent in the course of business, the Fund has become potentially more susceptible to operational and information security risks resulting from breaches in cyber security. A breach in cyber security refers to both intentional and unintentional cyber events that may, among other things, cause the Fund to lose proprietary information, suffer data corruption and/or destruction or lose operational capacity, result in the

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unauthorized release or other misuse of confidential information, or otherwise disrupt normal business operations. Cyber security failures or breaches may result in financial losses to the Fund and its shareholders. These failures or breaches may also result in disruptions to business operations, potentially resulting in financial losses; interference with the Fund’s ability to calculate its net asset value, process shareholder transactions or otherwise transact business with shareholders; impediments to trading; violations of applicable privacy and other laws; regulatory fines; penalties; reputational damage; reimbursement or other compensation costs; additional compliance and cyber security risk management costs and other adverse consequences. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future.

8. MASTER NETTING ARRANGEMENTS

The Fund may be subject to various netting arrangements (“Master Agreements”) with select counterparties. Master Agreements govern the terms of certain transactions, and are intended to reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that is intended to improve legal certainty. Each type of Master Agreement governs certain types of transactions. Different types of transactions may be traded out of different legal entities or affiliates of a particular organization, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow the Fund to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single Master Agreement with a counterparty. For financial reporting purposes the Statement of Assets and Liabilities generally presents derivative assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under most Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other securities may be used depending on the terms outlined in the applicable Master Agreement. Securities and cash pledged as collateral are reflected as assets on the Statement of Assets and Liabilities as either a component of Investments at value (securities) or Deposits with counterparty. Cash collateral received is not typically held in a segregated account and as such is reflected as a liability on the Statement of Assets and Liabilities as Deposits from counterparty. The market value of any securities received as collateral is not reflected as a component of NAV. The Fund’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and certain sale-buyback transactions between the Fund and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

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Notes to Financial Statements (Cont.)

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern certain forward settling transactions, such as TBA securities, delayed-delivery or certain sale-buyback transactions by and between the Fund and select counterparties. The Master Forward Agreements maintain provisions for, among other things, transaction initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Schedule of Investments.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Such transactions require posting of initial margin as determined by each relevant clearing agency which is segregated in an account at a futures commission merchant (“FCM”) registered with the Commodity Futures Trading Commission. In the United States, counterparty risk may be reduced as creditors of an FCM cannot have a claim to Fund assets in the segregated account. Portability of exposure reduces risk to the Fund. Variation margin, or changes in market value, are generally exchanged daily, but may not be netted between futures and cleared OTC derivatives unless the parties have agreed to a separate arrangement in respect of portfolio margining. The market value or accumulated unrealized appreciation (depreciation), initial margin posted, and any unsettled variation margin as of period end are disclosed in the Notes to Schedule of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern bilateral OTC derivative transactions entered into by the Fund with select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral posting and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. The ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level or as required by regulation. Similarly, if required by regulation, the Fund may be required to post additional collateral beyond coverage of daily exposure. These amounts, if any, may (or if required by law, will) be segregated with a third-party custodian. To the extent the Fund is required by regulation to post additional collateral beyond coverage of daily exposure, it could potentially incur costs, including in procuring eligible assets to meet collateral requirements, associated with such posting. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

9. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Fund at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate as noted in the table in note (b) below.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory

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and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs.

The Investment Advisory Fee and Supervisory and Administrative Fees for all classes, as applicable, are charged at the annual rate as noted in the following table (calculated as a percentage of the Fund’s average daily net assets attributable to each class):

Investment Advisory Fee	Supervisory and Administrative Fee

All Classes	Institutional Class	I-2	I-3	Administrative Class	Class A	Class C	Class R

0.25%	0.30%	0.40%	0.50%(1)	0.30%	0.40%	0.40%	0.40%

(1)	PIMCO has contractually agreed, through July 31, 2021, to waive its supervisory and administrative fee for I-3 shares by 0.05% of the average daily net assets attributable to I-3 shares of the Fund.

(c) Distribution and Servicing Fees  PIMCO Investments LLC, a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares.

The Trust has adopted separate Distribution and Servicing Plans with respect to the Class A, Class C and Class R shares of the Trust pursuant to Rule 12b-1 under the Act. In connection with the distribution of Class C and Class R shares of the Trust, the Distributor receives distribution fees from the Trust of up to 0.75% for Class C shares and 0.25% for Class R shares, and in connection with personal services rendered to Class A, Class C and Class R shareholders and the maintenance of such shareholder accounts, the Distributor receives servicing fees from the Trust of up to 0.25% for each of Class A, Class C and Class R shares (percentages reflect annual rates of the average daily net assets attributable to the applicable class).

The Trust has adopted a Distribution and Servicing Plan with respect to the Administrative Class shares of the Fund pursuant to Rule 12b-1 under the Act (the “Administrative Class Plan”). Under the terms of the Administrative Class Plan, the Fund may compensate the Distributor for providing, or procuring through financial intermediaries, distribution, administrative, recordkeeping, shareholder and/or related services with respect to Administrative Class shares. The Administrative Class Plan permits the Fund to make total payments at an annual rate of up to 0.25% of the average daily net assets attributable to the Administrative Class shares.

The Trust paid distribution and servicing fees at effective rates as noted in the following table (calculated as a percentage of the Fund’s average daily net assets attributable to each class):

	Allowable Rate

	Distribution Fee	Servicing Fee

Class A	—	0.25%

Class C	0.75%	0.25%

Class R	0.25%	0.25%

	Distribution and/or Servicing Fee

Administrative Class	0.25%

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Notes to Financial Statements (Cont.)

The Distributor also received the proceeds of the initial sales charges paid by the shareholders upon the purchase of Class A shares, except for the PIMCO Short Asset Investment Fund, and the contingent deferred sales charges paid by the shareholders upon certain redemptions of Class A and Class C shares, except for the PIMCO Government Money Market Fund and the PIMCO Short Asset Investment Fund. For the period ended March 31, 2021, the Distributor retained $5,518,745 representing commissions (sales charges) and contingent deferred sales charges from the Trust.

(d) Fund Expenses  PIMCO provides or procures supervisory and administrative services for shareholders and also bears the costs of various third-party services required by the Fund, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Trust is responsible for the following expenses: (i) taxes and governmental fees; (ii) brokerage fees and commissions and other portfolio transaction expenses; (iii) the costs of borrowing money, including interest expenses; (iv) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit (except the PIMCO All Asset and PIMCO All Asset All Authority Funds); (v) extraordinary expense, including costs of litigation and indemnification expenses; (vi) organizational expenses; and (vii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multi-Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual fund operating expenses per share class.

The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

(e) Expense Limitation  Pursuant to the Expense Limitation Agreement, PIMCO has agreed to waive a portion of the Fund’s Supervisory and Administrative Fee, or reimburse the Fund, to the extent that the Fund’s organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata share of Trustee Fees exceed 0.0049%, the “Expense Limit” (calculated as a percentage of the Fund’s average daily net assets attributable to each class). The Expense Limitation Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term.

In any month in which the supervision and administration agreement is in effect, PIMCO is entitled to reimbursement by the Fund of any portion of the supervisory and administrative fee waived or reimbursed as set forth above (the “Reimbursement Amount”) during the previous thirty-six months from the date of the waiver, provided that such amount paid to PIMCO will not: i) together with any organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata Trustee fees, exceed, for such month, the Expense Limit (or the amount of the expense limit in place at the time the amount being recouped was originally waived if lower than the Expense Limit); ii) exceed the total Reimbursement Amount; or iii) include any amounts previously reimbursed to PIMCO. At March 31, 2021, there were no recoverable amounts.

Pursuant to a Fee Waiver Agreement, PIMCO has contractually agreed, through July 31, 2021, to reduce its supervisory and administrative fee for I-3 shares by 0.05% of the average daily net assets attributable to I-3 shares of the Fund. This Fee Waiver Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term.

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The waiver is reflected on the Statement of Operations as a component of Waiver and/or Reimbursement by PIMCO. For the period ended March 31, 2021, the amount was $16,577.

10. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees paid to these parties are disclosed in Note 9, Fees and Expenses, and the accrued related party fee amounts are disclosed on the Statement of Assets and Liabilities.

The Fund is permitted to purchase or sell securities from or to certain related affiliated funds under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that are, or could be, considered an affiliate, or an affiliate of an affiliate, by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 under the Act. Further, as defined under the procedures, each transaction is effected at the current market price. Purchases and sales of securities pursuant to Rule 17a-7 under the Act for the period ended March 31, 2021, were as follows (amounts in thousands†):

Purchases	Sales

$410,528	$114,921

†	A zero balance may reflect actual amounts rounding to less than one thousand.

11. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee or officer of the Trust is indemnified and each employee or other agent of the Trust (including the Trust’s investment manager) may be indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts.

12. PURCHASES AND SALES OF SECURITIES

The length of time the Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Fund is known as “portfolio turnover.” The Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover may involve correspondingly greater transaction costs, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities, which are borne by the Fund. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates when distributed to shareholders). The transaction costs associated with portfolio turnover may adversely affect the Fund’s performance. The portfolio turnover rates are reported in the Financial Highlights.

ANNUAL REPORT	MARCH 31, 2021	67

Notes to Financial Statements (Cont.)

Purchases and sales of securities (excluding short-term investments) for the period ended March 31, 2021, were as follows (amounts in thousands†):

U.S. Government/Agency		All Other

Purchases	Sales	Purchases	Sales

$24,249	$346,411	$5,448,961	$2,393,564

†	A zero balance may reflect actual amounts rounding to less than one thousand.

13. SHARES OF BENEFICIAL INTEREST

The Trust may issue an unlimited number of shares of beneficial interest with a $0.01 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands†):

	Year Ended 03/31/2021		Year Ended 03/31/2020

	Shares	Amount	Shares	Amount

Receipts for shares sold

Institutional Class	845,592	$7,258,418	373,711	$3,239,840

I-2	42,584	369,441	24,035	212,355

I-3	7,141	62,169	1,873	16,622

Administrative Class	33,870	298,139	16,473	145,598

Class A	19,863	173,430	18,391	162,966

Class C	1,292	11,197	957	8,468

Class R	1,993	17,305	1,244	11,005

Issued as reinvestment of distributions

Institutional Class	41,594	365,473	32,611	287,732

I-2	1,834	16,114	1,727	15,236

I-3	162	1,436	25	223

Administrative Class	1,745	15,335	2,288	20,219

Class A	2,821	24,726	3,446	30,409

Class C	200	1,748	335	2,958

Class R	155	1,358	155	1,371

Cost of shares redeemed

Institutional Class	(605,483)	(5,298,563)	(401,885)	(3,494,333)

I-2	(30,745)	(266,630)	(26,196)	(230,313)

I-3	(2,774)	(24,179)	(1,217)	(10,741)

Administrative Class	(27,183)	(237,979)	(34,510)	(305,047)

Class A	(21,489)	(187,475)	(29,761)	(260,364)

Class C	(5,580)	(49,312)	(5,358)	(47,152)

Class R	(1,551)	(13,611)	(1,512)	(13,212)

Net increase (decrease) resulting from Fund share transactions	306,041	$2,538,540	(23,168)	$(206,160)

†	A zero balance may reflect actual amounts rounding to less than one thousand.

14. REGULATORY AND LITIGATION MATTERS

The Fund is not named as a defendant in any material litigation or arbitration proceedings and is not aware of any material litigation or claim pending or threatened against it.

The foregoing speaks only as of the date of this report.

68	PIMCO HIGH YIELD FUND

March 31, 2021

15. FEDERAL INCOME TAX MATTERS

The Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

The Fund may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Adviser has reviewed the Fund’s tax positions for all open tax years. As of March 31, 2021, the Fund has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Fund files U.S. federal, state, and local tax returns as required. The Fund’s tax returns are subject to examination by relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

As of March 31, 2021, the components of distributable taxable earnings are as follows (amounts in thousands†):

	Undistributed Ordinary Income(1)	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation)(2)	Other Book-to-Tax Accounting Differences (3)	Accumulated Capital Losses(4)	Qualified Late-Year Loss Deferral - Capital(5)	Qualified Late-Year Loss Deferral - Ordinary(6)	Total Distributable Earnings

PIMCO High Yield Fund	$13,493	$0	$458,436	$(6,420)	$(33,856)	$0	$0	$431,653

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)	Includes undistributed short-term capital gains, if any.
(2)

Adjusted for open wash sale loss deferrals and the accelerated recognition of unrealized gain or loss on certain forward contracts for federal income tax purposes. Also, adjusted for differences between book and tax realized and unrealized gain (loss) on swap contracts, straddle loss deferrals, and defaulted securities.

(3)	Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America, mainly for distributions payable at fiscal year-end.
(4)	Capital losses available to offset future net capital gains expire in varying amounts as shown below.
(5)	Capital losses realized during the period November 1, 2020 through March 31, 2021 which the Fund elected to defer to the following taxable year pursuant to income tax regulations.
(6)

Specified losses realized during the period November 1, 2020 through March 31, 2021 and Ordinary losses realized during the period January 1, 2021 through March 31, 2021, which the Funds elected to defer to the following taxable year pursuant to income tax regulations.

ANNUAL REPORT	MARCH 31, 2021	69

Notes to Financial Statements (Cont.)

March 31, 2021

Under the Regulated Investment Company Modernization Act of 2010, a fund is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law. As of March 31, 2021, the Fund had the following post-effective capital losses with no expiration (amounts in thousands†):

	Short-Term	Long-Term

PIMCO High Yield Fund	$0	$33,856

†	A zero balance may reflect actual amounts rounding to less than one thousand.

As of March 31, 2021, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands†):

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)(7)

PIMCO High Yield Fund	$10,668,501	$520,934	$(61,128)	$459,806

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(7)

Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) are attributable to open wash sale loss deferrals, unrealized gain or loss on certain forward contracts, realized and unrealized gain (loss) swap contracts, straddle loss deferrals, and defaulted securities.

For the fiscal years ended March 31, 2021 and March 31, 2020, respectively, the Fund made the following tax basis distributions (amounts in thousands†):

	March 31, 2021			March 31, 2020
	Ordinary Income Distributions(8)	Long-Term Capital Gain Distributions	Return of Capital(9)	Ordinary Income Distributions(8)	Long-Term Capital Gain Distributions	Return of Capital(9)

PIMCO High Yield Fund	$491,335	$0	$0	$404,334	$0	$12,041

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(8)	Includes short-term capital gains distributed, if any.
(9)

A portion of the distributions made represents a tax return of capital. Return of capital distributions have been reclassified from undistributed net investment income to paid-in capital to more appropriately conform financial accounting to tax accounting.

70	PIMCO HIGH YIELD FUND

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of PIMCO Funds and Shareholders of PIMCO High Yield Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of PIMCO High Yield Fund (one of the funds constituting PIMCO Funds, referred to hereafter as the “Fund”) as of March 31, 2021, the related statement of operations for the year ended March 31, 2021, the statement of changes in net assets for each of the two years in the period ended March 31, 2021, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of March 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended March 31, 2021 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of March 31, 2021 by correspondence with the custodian, transfer agent, brokers and agent banks; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Kansas City, Missouri

May 27, 2021

We have served as the auditor of one or more investment companies in PIMCO Funds since 1987.

ANNUAL REPORT	MARCH 31, 2021	71

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:
BOA	Bank of America N.A.	JPS	J.P. Morgan Securities LLC
BRC	Barclays Bank PLC	MYC	Morgan Stanley Capital Services LLC
FICC	Fixed Income Clearing Corporation	RDR	RBC Capital Markets LLC
JML	JP Morgan Securities Plc	SCX	Standard Chartered Bank, London
JPM	JP Morgan Chase Bank N.A.

Currency Abbreviations:
CHF	Swiss Franc	GBP	British Pound
EUR	Euro	USD (or $)	United States Dollar

Exchange Abbreviations:
OTC	Over the Counter

Index/Spread Abbreviations:
CDX.HY	Credit Derivatives Index - High Yield	US0003M	ICE 3-Month USD LIBOR
LIBOR03M	3 Month USD-LIBOR

Other Abbreviations:
DAC	Designated Activity Company	TBA	To-Be-Announced
LIBOR	London Interbank Offered Rate	TBD	To-Be-Determined
PIK	Payment-in-Kind	TBD%	Interest rate to be determined when loan settles or at the time of funding

72	PIMCO HIGH YIELD FUND

Federal Income Tax Information

(Unaudited)

As required by the Internal Revenue Code (“Code”) and Treasury Regulations, if applicable, shareholders must be notified within 60 days of the Fund’s fiscal year end regarding the status of qualified dividend income and the dividend received deduction.

Dividend Received Deduction.  Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Fund’s dividend distribution that qualifies under tax law. The percentage of the following Fund’s Fiscal 2021 ordinary income dividend that qualifies for the corporate dividend received deduction is set forth below:

Qualified Dividend Income.  Under the Jobs and Growth Tax Relief Reconciliation Act of 2003, the following percentage of ordinary dividends paid during the fiscal year ended March 31, 2021 was designated as ‘qualified dividend income’ as defined in the Jobs and Growth Tax Relief Reconciliation Act of 2003 subject to reduced tax rates in 2021:

Qualified Interest Income and Qualified Short-Term Capital Gain (for non-U.S. resident shareholders only).  Under the American Jobs Creation Act of 2004, the following amounts of ordinary dividends paid during the fiscal year ended March 31, 2021 are considered to be derived from “qualified interest income,” as defined in Section 871(k)(1)(E) of the Code, and therefore are designated as interest-related dividends, as defined in Section 871(k)(1)(C) of the Code. Further, the following amounts of ordinary dividends paid during the fiscal year ended March 31, 2021 are considered to be derived from “qualified short-term capital gain,” as defined in Section 871(k)(2)(D) of the Code, and therefore are designated as qualified short-term gain dividends, as defined by Section 871(k)(2)(C) of the Code.

	Dividend Received Deduction %	Qualified Dividend Income %	Qualified Interest Income (000s†)	Qualified Short-Term Capital Gain (000s†)
PIMCO High Yield Fund	0%	0%	$491,335	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. In January 2022, you will be advised on IRS Form 1099-DIV as to the federal tax status of the dividends and distributions received by you in calendar year 2021.

Section 163(j) Interest Dividends.  The fund intends to pass through the maximum amount allowable as Section 163(j) Interest Dividends as defined in Proposed Treasury Section 1.163(j)-1(b). The 163(j) percentage of ordinary income distributions are as follows:

163 (j) Interest Dividends %
PIMCO High Yield Fund	0%

ANNUAL REPORT	MARCH 31, 2021	73

Management of the Trust

The charts below identify the Trustees and executive officers of the Trust. Unless otherwise indicated, the address of all persons below is 650 Newport Center Drive, Newport Beach, CA 92660.

The Funds’ Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at (888) 87-PIMCO or visit the Funds’ website at www.pimco.com.

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served†	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Public Company and Investment Company Directorships Held by Trustee During the Past 5 Years

Interested Trustees[1]

Peter G. Strelow (1970) Chairman of the Board and Trustee	05/2017 to present Chairman 02/2019 to present	Managing Director and Co-Chief Operating Officer, PIMCO. Senior Vice President of the Trust, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Chief Administrative Officer, PIMCO.	149	Chairman and Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT.

Kimberley G. Stafford (1978) Trustee	02/2021 to present	Managing Director and Global Head of Product Strategy, PIMCO; and Member of Executive Committee. Formerly, Head of Asia-Pacific, Global Head of Consultant Relations and Head of US Institutional and Alternatives Sales, PIMCO.	149	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT.

Independent Trustees

George E. Borst (1948) Trustee	04/2015 to present	Executive Advisor, McKinsey & Company; Formerly, Executive Advisor, Toyota Financial Services; and CEO, Toyota Financial Services.	149	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, MarineMax Inc.

Jennifer Holden Dunbar (1963) Trustee	04/2015 to present	Managing Director, Dunbar Partners, LLC (business consulting and investments). Formerly, Partner, Leonard Green & Partners, L.P.	149	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, PS Business Parks; Director, Big 5 Sporting Goods Corporation.

Kym M. Hubbard (1957) Trustee	02/2017 to present	Formerly, Global Head of Investments, Chief Investment Officer and Treasurer, Ernst & Young.	149	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, State Auto Financial Corporation.

Gary F. Kennedy (1955) Trustee	04/2015 to present	Formerly, Senior Vice President, General Counsel and Chief Compliance Officer, American Airlines and AMR Corporation (now American Airlines Group).	149	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Peter B. McCarthy (1950) Trustee	04/2015 to present	Formerly, Assistant Secretary and Chief Financial Officer, United States Department of Treasury; Deputy Managing Director, Institute of International Finance.	149	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

74	PIMCO HIGH YIELD FUND

(Unaudited)

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served†	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Public Company and Investment Company Directorships Held by Trustee During the Past 5 Years

Ronald C. Parker (1951) Lead Independent Trustee	07/2009 to present Lead Independent Trustee - 02/2017 to present	Director of Roseburg Forest Products Company. Formerly, Chairman of the Board, The Ford Family Foundation; and President, Chief Executive Officer, Hampton Affiliates (forestry products).	149	Lead Independent Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.
(*)	Unless otherwise noted, the information for the individuals listed is as of March 31, 2021.
(1)	Ms. Stafford and Mr. Strelow are “interested persons” of the Trust (as that term is defined in the 1940 Act) because of their affiliations with PIMCO.
(† )	Trustees serve until their successors are duly elected and qualified.

Executive Officers

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years†

Eric D. Johnson (1970) President	06/2019 to present	Executive Vice President and Head of Funds Business Group Americas, PIMCO. President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

David C. Flattum (1964) Chief Legal Officer	05/2019 to present	Managing Director and General Counsel, PIMCO. Chief Legal Officer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, Managing Director, Chief Operating Officer and General Counsel, Allianz Asset Management of America L.P.

Keisha Audain-Pressley (1975) Chief Compliance Officer	01/2020 to present	Executive Vice President and Deputy Chief Compliance Officer, PIMCO. Chief Compliance Officer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Joshua D. Ratner (1976)** Senior Vice President	05/2019 to present	Executive Vice President and Head of Americas Operations, PIMCO. Senior Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Peter G. Strelow (1970) Senior Vice President	06/2019 to present	Managing Director and Co-Chief Operating Officer, PIMCO. Senior Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Chief Administrative Officer, PIMCO.

Ryan G. Leshaw (1980) Vice President - Senior Counsel, Secretary	11/2018 to present	Executive Vice President and Senior Counsel, PIMCO. Vice President, Senior Counsel and Secretary, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Chief Legal Officer, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Associate, Willkie Farr & Gallagher LLP.

Wu-Kwan Kit (1981) Assistant Secretary	08/2017 to present	Senior Vice President and Senior Counsel, PIMCO. Assistant Secretary, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Vice President, Senior Counsel and Secretary, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Assistant General Counsel, VanEck Associates Corp.

Jeffrey A. Byer (1976) Vice President	02/2020 to present	Executive Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Elizabeth A. Duggan (1964) Vice President	02/2021 to present	Executive Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

ANNUAL REPORT	MARCH 31, 2021	75

Management of the Trust (Cont.)

(Unaudited)

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years†

Brian J. Pittluck (1977) Vice President	01/2020 to present	Senior Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Bijal Y. Parikh (1978) Treasurer	01/2021 to present	Senior Vice President, PIMCO. Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Erik C. Brown (1967)*** Assistant Treasurer	02/2001 to present	Executive Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Brandon T. Evans (1982) Assistant Treasurer	05/2019 to present	Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Colleen D. Miller (1980)** Assistant Treasurer	02/2017 to present	Senior Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Deputy Treasurer, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Jason J. Nagler (1982)*** Assistant Treasurer	05/2015 to present	Senior Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

H. Jessica Zhang (1973)** Assistant Treasurer	01/2020 to present	Senior Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

(*)	Unless otherwise noted, the information for the individuals listed is as of March 31, 2021.
(† )

The term “PIMCO-Sponsored Closed-End Funds” as used herein includes: PIMCO California Municipal Income Fund, PIMCO California Municipal Income Fund II, PIMCO California Municipal Income Fund III, PIMCO Municipal Income Fund, PIMCO Municipal Income Fund II, PIMCO Municipal Income Fund III, PIMCO New York Municipal Income Fund, PIMCO New York Municipal Income Fund II, PIMCO New York Municipal Income Fund III, PCM Fund Inc., PIMCO Corporate & Income Opportunity Fund, PIMCO Corporate & Income Strategy Fund, PIMCO Dynamic Credit and Mortgage Income Fund, PIMCO Dynamic Income Fund, PIMCO Dynamic Income Opportunities Fund, PIMCO Energy and Tactical Credit Opportunities Fund, PIMCO Global StocksPLUS® & Income Fund, PIMCO High Income Fund, PIMCO Income Opportunity Fund, PIMCO Income Strategy Fund, PIMCO Income Strategy Fund II and PIMCO Strategic Income Fund, Inc.; the term “PIMCO-Sponsored Interval Funds” as used herein includes: PIMCO Flexible Credit Income Fund and PIMCO Flexible Municipal Income Fund.

(**)	The address of these officers is Pacific Investment Management Company LLC, 1633 Broadway, New York, New York 10019.
(***)	The address of these officers is Pacific Investment Management Company LLC, 401 Congress Ave., Austin, Texas 78701.

76	PIMCO HIGH YIELD FUND

Privacy Policy1

(Unaudited)

The Funds2,3 consider customer privacy to be a fundamental aspect of their relationships with shareholders and are committed to maintaining the confidentiality, integrity and security of their current, prospective and former shareholders’ non-public personal information. The Funds have developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

Obtaining Non-Public Personal Information

In the course of providing shareholders with products and services, the Funds and certain service providers to the Funds, such as the Funds’ investment advisers or sub-advisers (“Advisers”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial professional or consultant, and/or from information captured on applicable websites.

Respecting Your Privacy

As a matter of policy, the Funds do not disclose any non-public personal information provided by shareholders or gathered by the Funds to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Funds. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. The Funds or their affiliates may also retain non-affiliated companies to market Fund shares or products which use Fund shares and enter into joint marketing arrangements with them and other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Funds may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm and/or financial professional or consultant.

Sharing Information with Third Parties

The Funds reserve the right to disclose or report personal or account information to non-affiliated third parties in limited circumstances where the Funds believe in good faith that disclosure is required under law, to cooperate with regulators or law enforcement authorities, to protect their rights or property, or upon reasonable request by any Fund in which a shareholder has invested. In addition, the Funds may disclose information about a shareholder or a shareholder’s accounts to a non-affiliated third party at the shareholder’s request or with the consent of the shareholder.

Sharing Information with Affiliates

The Funds may share shareholder information with their affiliates in connection with servicing shareholders’ accounts, and subject to applicable law may provide shareholders with information about products and services that the Funds or their Advisers, distributors or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Funds may share may include, for example, a shareholder’s participation in the Funds or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), information about the Funds’ experiences or transactions with a shareholder, information captured on applicable websites, or other data about a shareholder’s accounts, subject

ANNUAL REPORT	MARCH 31, 2021	77

Privacy Policy1 (Cont.)

(Unaudited)

to applicable law. The Funds’ Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

Procedures to Safeguard Private Information

The Funds take seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Funds have implemented procedures that are designed to restrict access to a shareholder’s non-public personal information to internal personnel who need to know that information to perform their jobs, such as servicing shareholder accounts or notifying shareholders of new products or services. Physical, electronic and procedural safeguards are in place to guard a shareholder’s non-public personal information.

Information Collected from Websites

The Funds or their service providers and partners may collect information from shareholders via websites they maintain. The information collected via websites maintained by the Funds or their service providers includes client non-public personal information.

Changes to the Privacy Policy

From time to time, the Funds may update or revise this privacy policy. If there are changes to the terms of this privacy policy, documents containing the revised policy on the relevant website will be updated.

1 Amended as of June 25, 2020.

2 PIMCO Investments LLC (“PI”) serves as the Funds’ distributor and does not provide brokerage services or any financial advice to investors in the Funds solely because it distributes the Funds. This Privacy Policy applies to the activities of PI to the extent that PI regularly effects or engages in transactions with or for a shareholder of a series of a Trust who is the record owner of such shares. For purposes of this Privacy Policy, references to “the Funds” shall include PI when acting in this capacity.

3 When distributing this Policy, a Fund may combine the distribution with any similar distribution of its investment adviser’s privacy policy. The distributed, combined, policy may be written in the first person (i.e. by using “we” instead of “the Funds”).

78	PIMCO HIGH YIELD FUND

Liquidity Risk Management Program

(Unaudited)

In compliance with Rule 22e-4 (the “Liquidity Rule”) under the Investment Company Act of 1940, as amended (“1940 Act”), PIMCO Funds (the “Trust”) has adopted and implemented a liquidity risk management program (the “Program”) for each series of the Trust (each a “Fund” and collectively, the “Funds”) not regulated as a money market fund under 1940 Act Rule 2a-7, which is reasonably designed to assess and manage the Funds’ liquidity risk. The Trust’s Board of Trustees (the “Board”) previously approved the designation of the PIMCO Liquidity Risk Committee (the “Administrator”) as Program administrator. The PIMCO Liquidity Risk Committee consists of senior members from certain PIMCO business areas, such as Portfolio Risk Management, Americas Operations, Compliance, Account Management and Portfolio Management, and is advised by members of PIMCO Legal.

A Fund’s “liquidity risk” is the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of the remaining investors’ interests in the Fund. In accordance with the Program, each Fund’s liquidity risk is assessed no less frequently than annually taking into consideration a variety of factors, including, as applicable, the Fund’s investment strategy and liquidity of portfolio investments, cash flow projections, and holdings of cash and cash equivalents, as well as borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions. Each Fund portfolio investment is classified into one of four liquidity categories (including “highly liquid investments” and “illiquid investments,” discussed below) based on a determination of the number of days it is reasonably expected to take to convert the investment to cash, or sell or dispose of the investment, in current market conditions without significantly changing the investment’s market value. Each Fund has adopted a “Highly Liquid Investment Minimum” (or “HLIM”), which is a minimum amount of Fund net assets to be invested in highly liquid investments that are assets. As required under the Liquidity Rule, each Fund’s HLIM is periodically reviewed, no less frequently than annually, and the Funds have adopted policies and procedures for responding to a shortfall of a Fund’s highly liquid investments below its HLIM. The Liquidity Rule also limits the Funds’ investments in illiquid investments by prohibiting a Fund from acquiring any illiquid investment if, immediately after the acquisition, the Fund would have invested more than 15% of its net assets in illiquid investments that are assets. Certain non-public reporting is generally required if a Fund’s holdings of illiquid investments that are assets were to exceed 15% of Fund net assets.

At a meeting of the Board held on February 9-10, 2021, the Board received a report (the “Report”) from the Administrator addressing the Program’s operation and assessing the adequacy and effectiveness of its implementation for the period from December 1, 2019 through December 31, 2020. The Report reviewed the operation of the Program’s components during such period, noted the March-April 2020 market conditions and associated monitoring by the Administrator, and stated that the Program is operating effectively to assess and manage each Fund’s liquidity risk and that the Program has been and continues to be adequately and effectively implemented to monitor and, as applicable, respond to the Funds’ liquidity developments. This has remained true for the 12-month reporting period ended March 31, 2021.

ANNUAL REPORT	MARCH 31, 2021	79

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, MO 64105

Transfer Agent

DST Asset Manager Solutions, Inc.

Institutional Class, I-2, I-3, Administrative Class

430 W 7th Street STE 219024

Kansas City, MO 64105-1407

DST Asset Manager Solutions, Inc.

Class A, Class C, Class R

430 W 7th Street STE 219294

Kansas City, MO 64105-1407

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the Fund listed on the Report cover.

PF3020AR_033121

PIMCO FUNDS

Annual Report

March 31, 2021

PIMCO Income Fund

As permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website, pimco.com/literature, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by visiting pimco.com/edelivery or by contacting your financial intermediary, such as a broker-dealer or bank.

You may elect to receive all future reports in paper free of charge. If you own these shares through a financial intermediary, such as a broker-dealer or bank, you may contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by calling 888.87.PIMCO (888.877.4626). Your election to receive reports in paper will apply to all funds held with the fund complex if you invest directly with the Fund or to all funds held in your account if you invest through a financial intermediary, such as a broker-dealer or bank.

This material is authorized for use only when preceded or accompanied by the current PIMCO Funds prospectuses. The Shareholder Reports for the other series of the PIMCO Funds are printed separately.

Chairman’s Letter

Dear Shareholder,

We hope that you and your family are staying safe and healthy during these challenging times. We continue to work tirelessly to navigate markets and manage the assets that you have entrusted with us. Following this letter is the PIMCO Funds Annual Report, which covers the 12-month reporting period ended March 31, 2021. On the subsequent pages, you will find specific details regarding investment results and discussion of the factors that most affected performance during the reporting period.

For the 12-month reporting period ended March 31, 2021

The global economy was severely impacted by the repercussions related to the COVID-19 pandemic. Looking back, second-quarter 2020 U.S. annualized gross domestic product (“GDP”) growth was -31.4%. This represented the steepest quarterly decline on record. With the economy reopening, third-quarter 2020 GDP growth was 33.4%, the largest quarterly increase on record. GDP growth was then 4.3% during the fourth quarter of 2020. The Commerce Department’s initial reading for first-quarter 2021 GDP growth — released after the reporting period ended — was 6.4%.

The Federal Reserve (the “Fed”) took unprecedented actions to support the economy and keep markets functioning properly. In early March 2020, before the reporting period began, the Fed lowered the federal funds rate to a range between 1.00% and 1.25%. Later in the month, the Fed lowered the rate to a range between 0.00% and 0.25%. On March 23, the Fed announced that it would make unlimited purchases of Treasury and mortgage securities and, for the first time, it would purchase corporate bonds on the open market. In August 2020, Fed Chair Jerome Powell said the central bank had changed how it viewed the trade-off between lower unemployment and higher inflation. Per Powell’s statement, the Fed’s new approach to setting U.S. monetary policy will entail letting inflation run higher, which could mean that interest rates remain low for an extended period. Meanwhile, in March 2020, the U.S. government passed a total of roughly $2.8 trillion in fiscal stimulus measures to aid the economy. A subsequent $900 billion stimulus package was finalized in December 2020, and a $1.9 trillion stimulus package was finalized in February 2021. Finally, the Biden administration unveiled a $2.25 trillion infrastructure spending proposal in late March 2021.

Economies outside the U.S. were also significantly impacted by the pandemic but are expected to improve in 2021. In its April 2021 World Economic Outlook Update — released after the reporting period ended — the International Monetary Fund (“IMF”) stated that it expects 2021 GDP growth in the eurozone, U.K. and Japan will be 4.4%, 5.3% and 3.3%, respectively. For comparison purposes, the GDP growth of these economies was projected to be -6.6%, -9.9% and -4.8%, respectively, in 2020.

2	PIMCO INCOME FUND

Against this backdrop, central banks and governments around the world took a number of aggressive actions. Looking back, in March 2020, the European Central Bank (the “ECB”) unveiled a new €750 billion bond-buying program, which was subsequently expanded by another €600 billion in June 2020. In July, the European Union agreed on a €1.8 trillion spending package to bolster its economy. In December 2020, the ECB expanded its monetary stimulus program by another €500 billion. The Bank of England reduced its key lending rate to 0.10% — a record low — in March, added £100 billion to its quantitative easing program in June and increased its bond-buying program by £150 billion to £895 billion in November. Finally, toward the end of the year, the U.K. and the European Union agreed to a long-awaited Brexit deal. Elsewhere, the Bank of Japan maintained its short-term interest rate at -0.10%, while increasing the target for its holdings of corporate bonds to ¥4.2 trillion from ¥3.2 trillion. In May 2020, the Japanese government doubled its stimulus measures with a ¥117 trillion package. Finally, in December 2020, the Bank of Japan announced a new ¥73.6 trillion stimulus package.

Short-term U.S. Treasury yields edged lower, whereas long-term yields moved sharply higher, albeit from a very low level during the reporting period. The yield on the benchmark 10-year U.S. Treasury note was 1.74% at the end of the reporting period, versus 0.70% on March 31, 2020. The Bloomberg Barclays Global Treasury Index (USD Hedged), which tracks fixed-rate, local currency government debt of investment grade countries, including both developed and emerging markets, returned -1.03%. Meanwhile, the Bloomberg Barclays Global Aggregate Credit Index (USD Hedged), a widely used index of global investment grade credit bonds, returned 7.98%. Riskier fixed income asset classes, including high yield corporate bonds and emerging market debt, produced stronger returns. The ICE BofAML Developed Markets High Yield Constrained Index (USD Hedged), a widely used index of below-investment-grade bonds, returned 23.34%, whereas emerging market external debt, as represented by the JPMorgan Emerging Markets Bond Index (EMBI) Global (USD Hedged), returned 14.29%. Emerging market local bonds, as represented by the JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged), returned 13.03%.

Despite the headwinds from the pandemic and periods of volatility, global equities produced exceptionally strong results. All told, U.S. equities, as represented by the S&P 500 Index, returned 56.35%, fueled in our view by accommodative monetary and fiscal policy and improved investor sentiment after positive COVID-19 vaccine news. Global equities, as represented by the MSCI World Index, returned 54.03%, whereas emerging market equities, as measured by the MSCI Emerging Markets Index, returned 58.39%. Meanwhile, Japanese equities, as represented by the Nikkei 225 Index (in JPY), returned 56.62%, and European equities, as represented by the MSCI Europe Index (in EUR), returned 35.32%.

Commodity prices were volatile but moved higher overall. When the reporting period began, Brent crude oil was approximately $22 a barrel but ended the reporting period

ANNUAL REPORT	MARCH 31, 2021	3

Chairman’s Letter (Cont.)

at roughly $63 a barrel. We believe that oil prices rallied because producers reduced their output and investors anticipated stronger demand as global growth improved. Elsewhere, copper and gold prices also moved higher.

Finally, there were also periods of volatility in the foreign exchange markets, in our view due to fluctuating economic growth, trade conflicts and changing central bank monetary policies, along with the U.S. elections and several geopolitical events. The U.S. dollar weakened against several major currencies. For example, the U.S. dollar returned -6.34% and -10.97% versus the euro and the British pound, respectively. However, the U.S. dollar appreciated 2.87% versus the Japanese yen.

Thank you for the assets you have placed with us. We deeply value your trust, and we will continue to work diligently to meet your broad investment needs. For any questions regarding your PIMCO Funds investments, please contact your account manager or call one of our shareholder associates at (888) 87-PIMCO. We also invite you to visit our website at pimco.com to learn more about our viewpoints.

Stay safe and healthy, Peter G. Strelow Chairman of the Board PIMCO Funds

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income distributions and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an unmanaged index.

4	PIMCO INCOME FUND

Important Information About the PIMCO Income Fund

PIMCO Funds (the “Trust”) is an open-end management investment company that includes the PIMCO Income Fund (the “Fund”).

We believe that bond funds have an important role to play in a well-diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed income securities and other instruments held by the Fund are likely to decrease in value. A wide variety of factors can cause interest rates or yields of U.S. Treasury securities (or yields of other types of bonds) to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). In addition, changes in interest rates can be sudden and unpredictable, and there is no guarantee that Fund management will anticipate such movement accurately. The Fund may lose money as a result of movements in interest rates.

As of the date of this report, interest rates in the United States and many parts of the world, including certain European countries, are at or near historically low levels. Thus, bond funds currently face a heightened level of risk associated with rising interest rates and/or bond yields. This could be driven by a variety of factors, including but not limited to central bank monetary policies, changing inflation or real growth rates, general economic conditions, increasing bond issuances or reduced market demand for low yielding investments. Further, while bond markets have steadily grown over the past three decades, dealer inventories of corporate bonds are near historic lows in relation to market size. As a result, there has been a significant reduction in the ability of dealers to “make markets.”

Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets or negatively impact the Fund’s performance or cause the Fund to incur losses. As a result, the Fund may experience increased shareholder redemptions, which, among other things, could further reduce the net assets of the Fund.

The Fund may be subject to various risks as described in the Fund’s prospectus and in the Principal and Other Risks in the Notes to Financial Statements.

Classifications of Fund portfolio holdings in this report are made according to financial reporting standards. The classification of a particular portfolio holding as shown in the Allocation Breakdown and Schedule of Investments sections of this report may differ from the classification used for the Fund’s compliance calculations, including those used in the Fund’s prospectus, investment objectives, regulatory, and other investment limitations and policies, which may be based on different asset class, sector or geographical classifications. The Fund is separately monitored for compliance with respect to prospectus and regulatory requirements.

The geographical classification of foreign (non-U.S.) securities in this report, if any, are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

Beginning in January 2020, global financial markets have experienced and may continue to experience significant volatility resulting from the spread of a novel coronavirus known as COVID-19. The outbreak of COVID-19 has resulted in travel and border restrictions, quarantines, supply chain

ANNUAL REPORT	MARCH 31, 2021	5

Important Information About the PIMCO Income Fund (Cont.)

disruptions, lower consumer demand and general market uncertainty. The effects of COVID-19 have and may continue to adversely affect the global economy, the economies of certain nations and individual issuers, all of which may negatively impact the Fund’s performance. In addition, COVID-19 and governmental responses to COVID-19 may negatively impact the capabilities of the Fund’s service providers and disrupt the Fund’s operations.

The United States’ enforcement of restrictions on U.S. investments in certain issuers and tariffs on goods from other countries, each with a focus on China, has contributed to international trade tensions and may impact portfolio securities.

The Fund may have significant exposure to issuers in the United Kingdom. The United Kingdom’s withdrawal from the European Union may impact Fund returns. The withdrawal may cause substantial volatility in foreign exchange markets, lead to weakness in the exchange rate of the British pound, result in a sustained period of market uncertainty, and destabilize some or all of the other European Union member countries and/or the Eurozone.

The Fund may invest in certain instruments that rely in some fashion upon the London Interbank Offered Rate (“LIBOR”). LIBOR is an average interest rate, determined by the ICE Benchmark Administration, that banks charge one another for the use of short-term money. The United Kingdom’s Financial Conduct Authority, which regulates LIBOR, has announced plans to ultimately phase out the use of LIBOR. There remains uncertainty regarding future utilization of LIBOR and the nature of any replacement rate (e.g., the Secured Overnight Financing Rate, which is intended to replace U.S. dollar LIBOR and measures the cost of overnight borrowings through repurchase agreement transactions collateralized with U.S. Treasury securities). Any potential effects of the transition away from LIBOR on the Fund or on certain instruments in which the Fund invests can be difficult to ascertain, and they may vary depending on a variety of factors. The transition may also result in a reduction in the value of certain instruments held by the Fund or a reduction in the effectiveness of related Fund transactions such as hedges. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses to the Fund.

On the Fund Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that any dividend and capital gain distributions were reinvested. The Cumulative Returns chart and Average Annual Total Return table reflect any sales load that would have applied at the time of purchase or any Contingent Deferred Sales Charge (“CDSC”) that would have applied if a full redemption occurred on the last business day of the period shown in the Cumulative Returns chart. Class A shares are subject to an initial sales charge. A CDSC may be imposed in certain circumstances on Class A shares that are purchased without an initial sales charge and then redeemed during the first 12 months after purchase. Class C shares are subject to a 1% CDSC, which may apply in the first year. The Cumulative Returns chart reflects only Institutional Class performance. Performance for I-2, I-3, Administrative Class, Class A, Class C and Class R shares, if applicable, is typically lower than Institutional Class performance due to the lower expenses paid by Institutional Class shares. Performance shown is net of fees and expenses. The minimum initial investment amount for Institutional Class, I-2, I-3 and Administrative Class shares is $1,000,000. The minimum initial investment amount for Class A and Class C shares is $1,000. There is no minimum initial investment for Class R shares. The Fund measures its performance against at least one broad-based securities market index (“benchmark index”) and a Lipper Average, which is calculated by Lipper, Inc. (“Lipper”), a Thomson Reuters company, and

6	PIMCO INCOME FUND

represents the total return performance average of funds that are tracked by Lipper that have the same fund classification. Benchmark indexes do not take into account fees, expenses or taxes. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. There is no assurance that the Fund, even if the Fund has experienced high or unusual performance for one or more periods, will experience similar levels of performance in the future. High performance is defined as a significant increase in either 1) the Fund’s total return in excess of that of the Fund’s benchmark between reporting periods or 2) the Fund’s total return in excess of the Fund’s historical returns between reporting periods. Unusual performance is defined as a significant change in the Fund’s performance as compared to one or more previous reporting periods. Historical performance for the Fund or a share class thereof may have been positively impacted by fee waivers or expense limitations in place during some or all of the periods shown, if applicable. Future performance (including total return or yield) and distributions may be negatively impacted by the expiration or reduction of any such fee waivers or expense limitations.

The following table discloses the inception dates of the Fund and its respective share classes along with the Fund’s diversification status as of period end:

Fund Name	Fund Inception	Institutional Class	I-2	I-3	Administrative Class	Class A	Class C	Class R	Diversification Status
PIMCO Income Fund	03/30/07	03/30/07	04/30/08	04/27/18	03/30/07	03/30/07	03/30/07	03/30/07	Diversified

An investment in the Fund is not a bank deposit and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Fund.

The Trustees are responsible generally for overseeing the management of the Trust. The Trustees authorize the Trust to enter into service agreements with the Adviser, the Distributor, the Administrator and other service providers in order to provide, and in some cases authorize service providers to procure through other parties, necessary or desirable services on behalf of the Trust and the Fund. Shareholders are not parties to or third-party beneficiaries of such service agreements. Neither this Fund’s prospectus nor summary prospectus, the Trust’s Statement of Additional Information (“SAI”), any contracts filed as exhibits to the Trust’s registration statement, nor any other communications, disclosure documents or regulatory filings (including this report) from or on behalf of the Trust or the Fund creates a contract between or among any shareholder of the Fund, on the one hand, and the Trust, the Fund, a service provider to the Trust or the Fund, and/or the Trustees or officers of the Trust, on the other hand. The Trustees (or the Trust and its officers, service providers or other delegates acting under authority of the Trustees) may amend the most recent prospectus or use a new prospectus, summary prospectus or SAI with respect to the Fund or the Trust, and/or amend, file and/or issue any other communications, disclosure documents or regulatory filings, and may amend or enter into any contracts to which the Trust or the Fund is a party, and interpret the investment objective(s), policies, restrictions and contractual provisions applicable to the Fund, without shareholder input or approval, except in circumstances in which shareholder approval is specifically required by law (such as changes to fundamental investment policies) or where a shareholder approval requirement is specifically disclosed in the Trust’s then-current prospectus or SAI.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on

ANNUAL REPORT	MARCH 31, 2021	7

Important Information About the PIMCO Income Fund (Cont.)

behalf of the Fund. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Fund, and information about how the Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30th, are available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Fund’s website at www.pimco.com, and on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Fund files portfolio holdings information with the SEC on Form N-PORT within 60 days of the end of each fiscal quarter. The Fund’s complete schedule of securities holdings as of the end of each fiscal quarter will be made available to the public on the SEC’s website at www.sec.gov and on PIMCO’s website at www.pimco.com, and will be made available, upon request by calling PIMCO at (888) 87-PIMCO.

The SEC has adopted a rule that allows the Fund to fulfill its obligation to deliver shareholder reports to investors by providing access to such reports online free of charge and by mailing a notice that the report is electronically available. Pursuant to the rule, investors may elect to receive all future reports in paper free of charge by contacting their financial intermediary or, if invested directly with the Fund, investors can inform the Fund by calling (888) 87-PIMCO. Any election to receive reports in paper will apply to all funds held with the fund complex if invested directly with the Fund or to all funds held in the investor’s account if invested through a financial intermediary.

In August 2020, the SEC proposed changes to the mutual fund and ETF shareholder report and registration statement disclosure requirements and the registered fund advertising rules, which, if adopted, will change the disclosures provided to shareholders.

In October 2020, the SEC adopted a rule related to the use of derivatives, short sales, reverse repurchase agreements and certain other transactions by registered investment companies that rescinds and withdraws the guidance of the SEC and its staff regarding asset segregation and cover transactions. Subject to certain exceptions, and after an eighteen-month transition period, the rule requires funds to trade derivatives and other transactions that create future payment or delivery obligations (except reverse repurchase agreements and similar financing transactions) subject to a value-at-risk leverage limit, certain derivatives risk management program and reporting requirements. These requirements may limit the ability of the Fund to use derivatives and reverse repurchase agreements and similar financing transactions as part of its investment strategies and may increase the cost of the Fund’s investments and cost of doing business, which could adversely affect investors.

In October 2020, the SEC adopted a rule regarding the ability of a fund to invest in other funds. The rule allows a fund to acquire shares of another fund in excess of certain limitations currently imposed by the Investment Company Act of 1940 (the “Act”) without obtaining individual exemptive relief from the SEC, subject to certain conditions. The rule also included the rescission of certain exemptive relief from the SEC and guidance from the SEC staff for funds to invest in other funds. The impact that these changes may have on the Fund is uncertain.

In December 2020, the SEC adopted a rule addressing fair valuation of fund investments. The new rule sets forth requirements for good faith determinations of fair value as well as for the performance of fair value determinations, including related oversight and reporting obligations. The new rule also defines “readily available market quotations” for purposes of the definition of “value” under the

8	PIMCO INCOME FUND

Act, and the SEC noted that this definition will apply in all contexts under the Act. The SEC adopted an eighteen-month transition period beginning from the effective date for both the new rule and the associated new recordkeeping requirements. The impact of the new rule on the Fund is uncertain at this time.

ANNUAL REPORT	MARCH 31, 2021	9

PIMCO Income Fund

Cumulative Returns Through March 31, 2021

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Average Annual Total Return for the period ended March 31, 2021

	1 Year	5 Years	10 Years	Fund Inception (03/30/07)
PIMCO Income Fund Institutional Class	14.38%	5.89%	6.92%	7.90%
PIMCO Income Fund I-2	14.27%	5.79%	6.82%	7.80%
PIMCO Income Fund I-3	14.21%	5.71%	6.71%	7.68%
PIMCO Income Fund Administrative Class	14.10%	5.63%	6.67%	7.64%
PIMCO Income Fund Class A	13.93%	5.47%	6.50%	7.46%
PIMCO Income Fund Class A (adjusted)	9.63%	4.67%	6.10%	7.17%
PIMCO Income Fund Class C	13.09%	4.69%	5.75%	6.69%
PIMCO Income Fund Class C (adjusted)	12.09%	4.69%	5.75%	6.69%
PIMCO Income Fund Class R	13.65%	5.21%	6.25%	7.20%
Bloomberg Barclays U.S. Aggregate Index	0.71%	3.10%	3.44%	4.13%
Lipper Multi-Sector Income Funds Average	15.60%	4.84%	4.39%	5.07%♦

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

♦ Average annual total return since 03/31/2007.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares and 1.00% CDSC on Class C shares. For performance current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

For periods prior to the inception date of a share class launched subsequent to the Fund’s inception date, the performance information shown is adjusted for the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by each respective share class.

The Fund’s total annual operating expense ratio in effect as of period end were 1.09% for Institutional Class shares, 1.19% for I-2 shares, 1.29% for I-3 shares, 1.34% for Administrative Class shares, 1.49% for Class A shares, 2.24% for Class C shares and 1.74% for Class R shares. Details regarding any changes in the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

10	PIMCO INCOME FUND

Institutional Class - PIMIX	I-2 - PONPX	I-3 - PIPNX	Administrative Class - PIINX
Class A - PONAX	Class C - PONCX	Class R - PONRX

Allocation Breakdown as of March 31, 2021†§

U.S. Government Agencies	27.3%
Non-Agency Mortgage-Backed Securities	21.0%
Corporate Bonds & Notes	17.5%
Asset-Backed Securities	11.8%
U.S. Treasury Obligations	8.2%
Sovereign Issues	6.4%
Short-Term Instruments‡	3.4%
Loan Participations and Assignments	2.4%
Preferred Securities	1.3%
Other	0.7%

†	% of Investments, at value.
§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.
‡	Includes Central Funds Used for Cash Management Purposes.

Investment Objective and Strategy Overview

PIMCO Income Fund seeks to maximize current income, with long-term capital appreciation as a secondary objective, by investing under normal circumstances at least 65% of its total assets in a multi-sector portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The Fund will seek to maintain a high and consistent level of dividend income by investing in a broad array of fixed income sectors and utilizing income efficient implementation strategies. The capital appreciation sought by the Fund generally arises from decreases in interest rates or improving credit fundamentals for a particular sector or security. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following affected performance (on a gross basis) during the reporting period:

»	Holdings of non-Agency mortgage-backed securities contributed to performance, as prices for these securities appreciated.

»	Holdings of investment grade corporate credit contributed to performance, as these securities posted positive total returns.

»	Holdings of high yield corporate credit contributed to performance, as these securities posted positive total returns.
»	Exposure to U.S. inflation linked securites contributed to performance, as the U.S. TIPS Index posted positive returns.

»	Exposure to U.S. duration detracted from performance, as the U.S. yield curve steepened, with interest rates rising in the belly and the long-end of the curve.

»	Exposure to several Latin American currencies, including the Brazilian real and Argentine peso, detracted from performance, as these currencies depreciated versus the U.S. dollar.

ANNUAL REPORT	MARCH 31, 2021	11

Expense Example PIMCO Income Fund (Consolidated)

Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and exchange fees and (2) ongoing costs, including investment advisory fees, supervisory and administrative fees, distribution and/or service (12b-1) fees (if applicable), and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for all Funds and share classes is from October 1, 2020 to March 31, 2021 unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the appropriate row for your share class, in the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any Acquired Fund Fees and Expenses or transactional costs, such as sales charges (loads) on purchase payments and exchange fees, if any. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the investment advisory fees and supervisory and administrative fees, such as fees and expenses of the independent trustees and their counsel, extraordinary expenses and interest expense.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (10/01/20)	Ending Account Value (03/31/21)	Expenses Paid During Period*	Beginning Account Value (10/01/20)	Ending Account Value (03/31/21)	Expenses Paid During Period*	Net Annualized Expense Ratio**
Institutional Class	$1,000.00	$1,042.90	$2.90	$1,000.00	$1,022.09	$2.87	0.57%
I-2	1,000.00	1,042.30	3.41	1,000.00	1,021.59	3.38	0.67
I-3	1,000.00	1,042.10	3.67	1,000.00	1,021.34	3.63	0.72
Administrative Class	1,000.00	1,041.60	4.17	1,000.00	1,020.84	4.13	0.82
Class A	1,000.00	1,040.80	4.94	1,000.00	1,020.09	4.89	0.97
Class C	1,000.00	1,036.90	8.73	1,000.00	1,016.36	8.65	1.72
Class R	1,000.00	1,039.50	6.20	1,000.00	1,018.85	6.14	1.22

* Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

** Net Annualized Expense Ratio is reflective of any applicable contractual fee waivers and/or expense reimbursements or voluntary fee waivers. Details regarding fee waivers, if any, can be found in Note 9, Fees and Expenses, in the Notes to Financial Statements.

12	PIMCO INCOME FUND

Benchmark Descriptions

Index*	Benchmark Description

Bloomberg Barclays U.S. Aggregate Index	Bloomberg Barclays U.S. Aggregate Index represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis.

*	It is not possible to invest directly in an unmanaged index.

ANNUAL REPORT	MARCH 31, 2021	13

Financial Highlights PIMCO Income Fund (Consolidated)

		Investment Operations			Less Distributions(c)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period(a)	Net Investment Income (Loss)(b)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total

Institutional Class

03/31/2021	$10.97	$0.46	$1.09	$1.55	$(0.26)	$0.00	$(0.28)	$(0.54)

03/31/2020	12.00	0.54	(0.87)	(0.33)	(0.70)	0.00	0.00	(0.70)

03/31/2019	12.21	0.56	(0.10)	0.46	(0.67)	0.00	0.00	(0.67)

03/31/2018	12.24	0.56	0.08	0.64	(0.67)	0.00	0.00	(0.67)

03/31/2017	11.77	0.57	0.57	1.14	(0.58)	0.00	(0.09)	(0.67)

I-2

03/31/2021	10.97	0.45	1.09	1.54	(0.25)	0.00	(0.28)	(0.53)

03/31/2020	12.00	0.53	(0.87)	(0.34)	(0.69)	0.00	0.00	(0.69)

03/31/2019	12.21	0.55	(0.11)	0.44	(0.65)	0.00	0.00	(0.65)

03/31/2018	12.24	0.54	0.08	0.62	(0.65)	0.00	0.00	(0.65)

03/31/2017	11.77	0.56	0.56	1.12	(0.56)	0.00	(0.09)	(0.65)

I-3

03/31/2021	10.97	0.44	1.09	1.53	(0.24)	0.00	(0.28)	(0.52)

03/31/2020	12.00	0.52	(0.87)	(0.35)	(0.68)	0.00	0.00	(0.68)

04/27/2018 - 03/31/2019	12.10	0.52	(0.03)	0.49	(0.59)	0.00	0.00	(0.59)

Administrative Class

03/31/2021	10.97	0.43	1.09	1.52	(0.23)	0.00	(0.28)	(0.51)

03/31/2020	12.00	0.51	(0.87)	(0.36)	(0.67)	0.00	0.00	(0.67)

03/31/2019	12.21	0.53	(0.10)	0.43	(0.64)	0.00	0.00	(0.64)

03/31/2018	12.24	0.52	0.09	0.61	(0.64)	0.00	0.00	(0.64)

03/31/2017	11.77	0.54	0.57	1.11	(0.55)	0.00	(0.09)	(0.64)

Class A

03/31/2021	10.97	0.41	1.10	1.51	(0.22)	0.00	(0.28)	(0.50)

03/31/2020	12.00	0.49	(0.87)	(0.38)	(0.65)	0.00	0.00	(0.65)

03/31/2019	12.21	0.51	(0.10)	0.41	(0.62)	0.00	0.00	(0.62)

03/31/2018	12.24	0.51	0.08	0.59	(0.62)	0.00	0.00	(0.62)

03/31/2017	11.77	0.53	0.56	1.09	(0.53)	0.00	(0.09)	(0.62)

Class C

03/31/2021	10.97	0.32	1.10	1.42	(0.13)	0.00	(0.28)	(0.41)

03/31/2020	12.00	0.40	(0.87)	(0.47)	(0.56)	0.00	0.00	(0.56)

03/31/2019	12.21	0.42	(0.10)	0.32	(0.53)	0.00	0.00	(0.53)

03/31/2018	12.24	0.41	0.08	0.49	(0.52)	0.00	0.00	(0.52)

03/31/2017	11.77	0.43	0.57	1.00	(0.44)	0.00	(0.09)	(0.53)

14	PIMCO INCOME FUND	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Asset Value End of Year or Period(a)	Total Return(a)	Net Assets End of Year or Period (000s)	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expense		Expenses Excluding Interest Expense and Waivers		Net Investment Income (Loss)		Portfolio Turnover Rate

$11.98	14.37%	$74,544,238	0.62%		0.62%		0.50%		0.50%		3.91%		396%

10.97	(3.09)	59,316,252	1.09		1.09		0.50		0.50		4.51		421

12.00	3.91	61,701,317	1.05		1.05		0.50		0.50		4.71		472

12.21	5.27	52,201,634	0.72	(d)	0.72	(d)	0.48	(d)	0.48	(d)	4.51		266

12.24	9.90	33,638,113	0.48		0.48		0.45		0.45		4.73		190

11.98	14.26	34,285,486	0.72		0.72		0.60		0.60		3.81		396

10.97	(3.19)	29,064,542	1.19		1.19		0.60		0.60		4.40		421

12.00	3.80	26,387,730	1.15		1.15		0.60		0.60		4.60		472

12.21	5.17	25,015,439	0.82	(e)	0.82	(e)	0.58	(e)	0.58	(e)	4.41		266

12.24	9.79	16,623,094	0.58		0.58		0.55		0.55		4.63		190

11.98	14.21	1,020,788	0.77		0.82		0.65		0.70		3.76		396

10.97	(3.24)	678,734	1.24		1.29		0.65		0.70		4.33		421

12.00	4.24	408,716	1.20	*	1.25	*	0.65	*	0.70	*	4.75	*	472

11.98	14.09	454,978	0.87		0.87		0.75		0.75		3.66		396

10.97	(3.33)	403,685	1.34		1.34		0.75		0.75		4.25		421

12.00	3.65	417,229	1.30		1.30		0.75		0.75		4.46		472

12.21	5.01	401,440	0.97	(d)	0.97	(d)	0.73	(d)	0.73	(d)	4.26		266

12.24	9.64	343,576	0.73		0.73		0.70		0.70		4.47		190

11.98	13.92	17,240,908	1.02		1.02		0.90		0.90		3.52		396

10.97	(3.48)	15,928,413	1.49		1.49		0.90		0.90		4.12		421

12.00	3.49	21,103,370	1.45		1.45		0.90		0.90		4.29		472

12.21	4.85	25,214,615	1.12	(f)	1.12	(f)	0.88	(f)	0.88	(f)	4.16		266

12.24	9.47	8,940,045	0.88		0.88		0.85		0.85		4.36		190

11.98	13.08	7,005,169	1.77		1.77		1.65		1.65		2.77		396

10.97	(4.20)	7,924,011	2.24		2.24		1.65		1.65		3.36		421

12.00	2.72	8,344,530	2.20		2.20		1.65		1.65		3.55		472

12.21	4.07	9,122,805	1.87	(f)	1.87	(f)	1.63	(f)	1.63	(f)	3.35		266

12.24	8.68	7,916,026	1.63		1.63		1.60		1.60		3.60		190

ANNUAL REPORT	MARCH 31, 2021	15

Financial Highlights PIMCO Income Fund (Consolidated) (Cont.)

		Investment Operations			Less Distributions(c)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period(a)	Net Investment Income (Loss)(b)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total

Class R

03/31/2021	$10.97	$0.38	$1.10	$1.48	$(0.19)	$0.00	$(0.28)	$(0.47)

03/31/2020	12.00	0.46	(0.87)	(0.41)	(0.62)	0.00	0.00	(0.62)

03/31/2019	12.21	0.48	(0.10)	0.38	(0.59)	0.00	0.00	(0.59)

03/31/2018	12.24	0.48	0.08	0.56	(0.59)	0.00	0.00	(0.59)

03/31/2017	11.77	0.49	0.57	1.06	(0.50)	0.00	(0.09)	(0.59)

^	A zero balance may reflect actual amounts rounding to less than $0.01 or 0.01%.
*	Annualized
(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Fund.
(b)	Per share amounts based on average number of shares outstanding during the year or period.
(c)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

(d)	Effective October 2, 2017, the Class’s supervisory and administrative fee was increased by 0.05% to an annual rate of 0.25%.
(e)	Effective October 2, 2017, the Class’s supervisory and administrative fee was increased by 0.05% to an annual rate of 0.35%.
(f)	Effective October 2, 2017, the Class’s supervisory and administrative fee was increased by 0.05% to an annual rate of 0.40%.

16	PIMCO INCOME FUND	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Asset Value End of Year or Period(a)	Total Return(a)	Net Assets End of Year or Period (000s)	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expense		Expenses Excluding Interest Expense and Waivers		Net Investment Income (Loss)	Portfolio Turnover Rate

$11.98	13.64%	$542,629	1.27%		1.27%		1.15%		1.15%		3.26%	396%

10.97	(3.72)	512,039	1.74		1.74		1.15		1.15		3.85	421

12.00	3.23	489,890	1.70		1.70		1.15		1.15		4.06	472

12.21	4.59	449,900	1.37	(f)	1.37	(f)	1.13	(f)	1.13	(f)	3.86	266

12.24	9.20	324,987	1.13		1.13		1.10		1.10		4.07	190

ANNUAL REPORT	MARCH 31, 2021	17

Consolidated Statement of Assets and Liabilities PIMCO Income Fund

(Amounts in thousands†, except per share amounts)

Assets:

Investments, at value
Investments in securities*	$173,251,378
Investments in Affiliates	5,068,601

Financial Derivative Instruments
Exchange-traded or centrally cleared	224,131
Over the counter	880,563
Cash	4,382
Deposits with counterparty	33,239
Foreign currency, at value	354,357
Receivable for investments sold	797,360
Receivable for TBA investments sold	53,963,865
Receivable for Fund shares sold	310,520
Interest and/or dividends receivable	750,009
Dividends receivable from Affiliates	584
Reimbursement receivable from PIMCO	42
Other assets	11

Total Assets	235,639,042

Liabilities:

Borrowings & Other Financing Transactions
Payable for reverse repurchase agreements	$15,230,421
Payable for sale-buyback transactions	1,995,285
Payable for short sales	4,998,799

Financial Derivative Instruments
Exchange-traded or centrally cleared	77,964
Over the counter	746,572
Payable for investments purchased	62,854
Payable for investments in Affiliates purchased	584
Payable for investments purchased on a delayed-delivery basis	29,888
Payable for TBA investments purchased	76,451,678
Payable for unfunded loan commitments	149,983
Deposits from counterparty	446,658
Payable for Fund shares redeemed	238,124
Distributions payable	42,689
Accrued investment advisory fees	28,563
Accrued supervisory and administrative fees	34,796
Accrued distribution fees	4,708
Accrued servicing fees	5,280

Total Liabilities	100,544,846

Net Assets	$135,094,196

Net Assets Consist of:

Paid in capital	$134,431,820
Distributable earnings (accumulated loss)	662,376

Net Assets	$135,094,196

Cost of investments in securities	$169,414,540
Cost of investments in Affiliates	$5,201,680
Cost of foreign currency held	$360,174
Proceeds received on short sales	$5,010,457
Cost or premiums of financial derivative instruments, net	$664,710

* Includes repurchase agreements of:	$1,066,746

†	A zero balance may reflect actual amounts rounding to less than one thousand.

18	PIMCO INCOME FUND	See Accompanying Notes

March 31, 2021

Net Assets:

Institutional Class	$74,544,238
I-2	34,285,486
I-3	1,020,788
Administrative Class	454,978
Class A	17,240,908
Class C	7,005,169
Class R	542,629

Shares Issued and Outstanding:

Institutional Class	6,224,842
I-2	2,863,020
I-3	85,241
Administrative Class	37,993
Class A	1,439,708
Class C	584,969
Class R	45,313

Net Asset Value Per Share Outstanding(a):

Institutional Class	$11.98
I-2	11.98
I-3	11.98
Administrative Class	11.98
Class A	11.98
Class C	11.98
Class R	11.98

(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Fund.

ANNUAL REPORT	MARCH 31, 2021	19

Consolidated Statement of Operations PIMCO Income Fund

Year Ended March 31, 2021
(Amounts in thousands†)

Investment Income:

Interest, net of foreign taxes*	$5,614,188
Dividends, net of foreign taxes**	59,605
Dividends from Investments in Affiliates	17,334
Total Income	5,691,127

Expenses:

Investment advisory fees	313,713
Supervisory and administrative fees	384,976
Distribution and/or servicing fees - Administrative Class	1,089
Distribution fees - Class C	58,585
Distribution fees - Class R	1,333
Servicing fees - Class A	42,008
Servicing fees - Class C	19,528
Servicing fees - Class R	1,333
Trustee fees	730
Interest expense	150,741
Miscellaneous expense	2,095
Total Expenses	976,131
Waiver and/or Reimbursement by PIMCO	(417)
Net Expenses	975,714

Net Investment Income (Loss)	4,715,413

Net Realized Gain (Loss):

Investments in securities	(696,192)
Investments in Affiliates	14,051
Exchange-traded or centrally cleared financial derivative instruments	(845,943)
Over the counter financial derivative instruments	256,275
Short sales	1,522
Foreign currency	(87,937)

Net Realized Gain (Loss)	(1,358,224)

Net Change in Unrealized Appreciation (Depreciation):

Investments in securities	7,829,550
Investments in Affiliates	130,808
Exchange-traded or centrally cleared financial derivative instruments	5,484,593
Over the counter financial derivative instruments	(511,517)
Short sales	441
Foreign currency assets and liabilities	(176,860)

Net Change in Unrealized Appreciation (Depreciation)	12,757,015

Net Increase (Decrease) in Net Assets Resulting from Operations	$16,114,204

* Foreign tax withholdings - Interest	$1,955

** Foreign tax withholdings - Dividends	$7

†	A zero balance may reflect actual amounts rounding to less than one thousand.

20	PIMCO INCOME FUND	See Accompanying Notes

Consolidated Statements of Changes in Net Assets PIMCO Income Fund

(Amounts in thousands†)	Year Ended March 31, 2021	Year Ended March 31, 2020

Increase (Decrease) in Net Assets from:

Operations:

Net investment income (loss)	$4,715,413	$5,621,037
Net realized gain (loss)	(1,358,224)	(3,093,755)
Net change in unrealized appreciation (depreciation)	12,757,015	(7,032,053)

Net Increase (Decrease) in Net Assets Resulting from Operations	16,114,204	(4,504,771)

Distributions to Shareholders:

From net investment income and/or net realized capital gains
Institutional Class	(1,485,409)	(3,986,335)
I-2	(678,114)	(1,865,854)
I-3	(17,035)	(32,596)
Administrative Class	(8,631)	(25,686)
Class A	(310,018)	(1,019,266)
Class C	(88,659)	(406,674)
Class R	(8,520)	(28,148)

Tax basis return of capital
Institutional Class	(1,604,266)	0
I-2	(760,828)	0
I-3	(19,912)	0
Administrative Class	(10,398)	0
Class A	(400,887)	0
Class C	(186,282)	0
Class R	(12,722)	0

Total Distributions(a)	(5,591,681)	(7,364,559)

Fund Share Transactions:

Net increase (decrease) resulting from Fund share transactions*	10,743,997	6,844,223

Total Increase (Decrease) in Net Assets	21,266,520	(5,025,107)

Net Assets:

Beginning of year	113,827,676	118,852,783
End of year	$135,094,196	$113,827,676

†	A zero balance may reflect actual amounts rounding to less than one thousand.
*	See Note 13, Shares of Beneficial Interest, in the Notes to Financial Statements.
(a)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

ANNUAL REPORT	MARCH 31, 2021	21

Consolidated Statement of Cash Flows PIMCO Income Fund

Year Ended March 31, 2021 (Amounts in thousands†)

Cash Flows Provided by (Used for) Operating Activities:

Net increase (decrease) in net assets resulting from operations	$16,114,204

Adjustments to Reconcile Net Increase (Decrease) in Net Assets from Operations to Net Cash Provided by (Used for) Operating Activities:

Purchases of long-term securities	(728,676,578)
Proceeds from sales of long-term securities	736,154,051
(Purchases) Proceeds from sales of short-term portfolio investments, net	(1,626,301)
(Increase) decrease in deposits with counterparty	1,345,932
(Increase) decrease in receivable for investments sold	19,486,611
(Increase) decrease in interest and/or dividends receivable	11,198
(Increase) decrease in dividends receivable from Affiliates	554
(Increase) decrease in reimbursement receivable from PIMCO	(14)
Proceeds from (Payments on) exchange-traded or centrally cleared financial derivative instruments	4,647,467
Proceeds from (Payments on) over the counter financial derivative instruments	159,360
(Increase) decrease in other assets	(1)
Increase (decrease) in payable for investments purchased	(1,233,604)
Increase (decrease) in payable for unfunded loan commitments	144,344
Increase (decrease) in deposits from counterparty	(1,684,675)
Increase (decrease) in accrued investment advisory fees	3,170
Increase (decrease) in accrued supervisory and administrative fees	3,489
Increase (decrease) in accrued distribution fees	(626)
Increase (decrease) in accrued servicing fees	(68)
Proceeds from (Payments on) short sales transactions, net	(9,402,366)
Proceeds from (Payments on) foreign currency transactions	(264,422)
Net Realized (Gain) Loss
Investments in securities	696,192
Investments in Affiliates	(14,051)
Exchange-traded or centrally cleared financial derivative instruments	845,943
Over the counter financial derivative instruments	(256,275)
Short sales	(1,522)
Foreign currency	87,937
Net Change in Unrealized (Appreciation) Depreciation
Investments in securities	(7,829,550)
Investments in Affiliates	(130,808)
Exchange-traded or centrally cleared financial derivative instruments	(5,484,593)
Over the counter financial derivative instruments	511,517
Short sales	(441)
Foreign currency assets and liabilities	176,860
Net amortization (accretion) on investments	(278,913)
Net Cash Provided by (Used for) Operating Activities	23,504,021

Cash Flows Received from (Used for) Financing Activities:

Proceeds from shares sold	46,236,296
Payments on shares redeemed	(40,815,811)
Increase (decrease) in overdraft due to custodian	(576,484)
Cash distributions paid*	(581,331)
Proceeds from reverse repurchase agreements	371,939,445
Payments on reverse repurchase agreements	(398,222,307)
Proceeds from sale-buyback transactions	11,736,858
Payments on sale-buyback transactions	(13,311,906)
Net Cash Received from (Used for) Financing Activities	(23,595,240)

Net Increase (Decrease) in Cash and Foreign Currency	(91,219)

Cash and Foreign Currency:

Beginning of year	449,958
End of year	$358,739
* Reinvestment of distributions	$5,028,149

Supplemental Disclosure of Cash Flow Information:

Interest expense paid during the year	$177,027
Non Cash Payment in Kind	$15,197

†	A zero balance may reflect actual amounts rounding to less than one thousand.

A Statement of Cash Flows is presented when the Fund has a significant amount of borrowing during the year or period, based on the average total borrowing outstanding in relation to total assets or when substantially all of the Fund’s investments are not classified as Level 1 or 2 in the fair value hierarchy.

22	PIMCO INCOME FUND	See Accompanying Notes

Consolidated Schedule of Investments PIMCO Income Fund

March 31, 2021

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 128.2%

LOAN PARTICIPATIONS AND ASSIGNMENTS 3.1%

AAdvantage Loyalty IP Ltd.
TBD% due 04/20/2028	$33,200	$34,015

Advanz Pharma Corp.
6.500% (LIBOR03M + 5.500%) due 09/06/2024 ~	43,935	43,935

Al Convoy (Luxembourg) SARL
4.500% (LIBOR03M + 3.500%) due 01/17/2027 ~	544	544

Alphabet Holding Co., Inc.
3.609% (LIBOR03M + 3.500%) due 09/26/2024 ~	7,652	7,611

Altice France S.A.
4.198% (LIBOR03M + 4.000%) due 08/14/2026 ~	52,048	51,951

American Builders & Contractors Supply Co., Inc.
2.109% (LIBOR03M + 2.000%) due 01/15/2027 ~	41,173	40,923

Aramark Services, Inc.
1.859% (LIBOR03M + 1.750%) due 03/11/2025 ~	9,978	9,889

Avantor, Inc.
3.250% (LIBOR03M + 2.250%) due 11/21/2024 ~	2,908	2,913

Avolon TLB Borrower (U.S.) LLC
2.250% (LIBOR03M + 1.500%) due 02/12/2027 ~	15,664	15,506
2.500% (LIBOR03M + 1.750%) due 01/15/2025 ~	32,922	32,854

AWAS Aviation Capital Ltd.
4.870% due 10/03/2021 «(k)	21,613	21,890

Axalta Coating Systems U.S. Holdings, Inc.
1.953% (LIBOR03M + 1.750%) due 06/01/2024 ~	3,629	3,617

Banijay Entertainment S.A.S
3.854% (LIBOR03M + 3.750%) due 03/01/2025 ~	3,134	3,111

Bausch Health Cos., Inc.
2.859% (LIBOR03M + 2.750%) due 11/27/2025 ~	15,443	15,380
3.109% (LIBOR03M + 3.000%) due 06/02/2025 ~	19,981	19,937

Beacon Roofing Supply, Inc.
2.359% (LIBOR03M + 2.250%) due 01/02/2025 ~	3,507	3,494

Boeing Co.
TBD% - 1.434% (LIBOR03M + 1.250%) due 02/07/2022 ~	23,812	23,836

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Britannia Property Owner LLC
5.150% (LIBOR03M + 3.200%) due 10/09/2021 «~(k)		$47,500	$47,600

BWAY Holding Co.
3.443% (LIBOR03M + 3.250%) due 04/03/2024 ~		9,404	9,209

Caesars Resort Collection LLC
2.859% (LIBOR03M + 2.750%) due 12/23/2024 ~		101,929	100,464
4.609% (LIBOR03M + 4.500%) due 07/21/2025 ~		66,437	66,649

Camelot U.S. Acquisition Co.
3.109% (LIBOR03M + 3.000%) due 10/30/2026 ~		3,358	3,336

Carnival Corp.
7.500% (EUR003M + 7.500%) due 06/30/2025 ~	EUR	82,775	99,754
8.500% (LIBOR03M + 7.500%) due 06/30/2025 ~		$206,658	213,891

Castlelake Aircraft Securitization Trust
3.967% due 07/15/2042		41,293	41,382

CenturyLink, Inc.
2.359% (LIBOR03M + 2.250%) due 03/15/2027 ~		27,669	27,386

Charter Communications Operating LLC
1.860% (LIBOR03M + 1.750%) due 02/01/2027 ~		11,386	11,342

CityCenter Holdings LLC
3.000% (LIBOR03M + 2.250%) due 04/18/2024 ~		5,871	5,806

Clear Channel Outdoor Holdings, Inc.
3.712% (LIBOR03M + 3.500%) due 08/21/2026 ~		11,623	11,196

Cobham PLC
3.500% (EUR003M + 3.500%) due 01/18/2027 ~	EUR	12,000	14,063

CommScope, Inc.
3.359% (LIBOR03M + 3.250%) due 04/06/2026 ~		$32,013	31,866

Core & Main LP
3.750% (LIBOR03M + 2.750%) due 08/01/2024 ~		5,648	5,639

Cornerstone Building Brands, Inc.
3.856% (LIBOR03M + 3.750%) due 04/12/2025 ~		44,307	44,324

Dell International LLC
2.000% (LIBOR03M + 1.750%) due 09/19/2025		8,701	8,704

Delos Finance SARL
2.004% (LIBOR03M + 1.750%) due 10/06/2023 ~		19,850	19,836

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2021	23

Consolidated Schedule of Investments PIMCO Income Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Diamond (BC) BV
3.109% (LIBOR03M + 3.000%) due 09/06/2024 ~		$5,176	$5,158

Diamond Resorts Corp.
4.750% (LIBOR03M + 3.750%) due 09/02/2023 ~		70,361	70,449

Elanco Animal Health, Inc.
1.865% (LIBOR03M + 1.750%) due 08/01/2027 ~		24,625	24,333

Emerald TopCo, Inc.
3.712% (LIBOR03M + 3.500%) due 07/24/2026 ~		6,209	6,172

Encina Private Credit LLC
TBD% - 4.074% (LIBOR03M + 3.074%) due 11/30/2025 «~µ		245,469	245,469

Envision Healthcare Corp.
3.859% (LIBOR03M + 3.750%) due 10/10/2025 ~		249,129	215,324

EyeCare Partners LLC
3.859% (LIBOR03M + 3.750%) due 02/18/2027 ~		12,166	12,056

Fidere Gestion De Vivienda
2.500% (EUR003M + 2.500%) due 08/15/2023 «~(k)	EUR	84,368	95,365

Fleet U.S. Bidco, Inc.
3.109% (LIBOR03M + 3.000%) due 10/07/2026 «~		$2,110	2,099

Forest City Enterprises LP
3.609% (LIBOR03M + 3.500%) due 12/08/2025 ~		16,800	16,451

Froneri International PLC
2.359% (LIBOR03M + 2.250%) due 01/29/2027 ~		24,437	24,130
2.625% (EUR003M + 2.625%) due 01/29/2027 ~	EUR	18,900	21,938

GHH Holdings Ltd.
1.877% (BP0003M + 1.850%) due 12/04/2024 «~(k)	GBP	75,000	99,011

Golden Nugget, Inc.
3.250% (LIBOR03M + 2.500%) due 10/04/2023 ~		$269	266

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Gray Television, Inc.
2.615% (LIBOR03M + 2.500%) due 01/02/2026 ~		$15,506	$15,416

Grey Barn LLC
3.104% (LIBOR03M + 3.000%) due 09/09/2021 «~(k)		95,000	95,133

Grifols Worldwide Operations USA, Inc.
2.081% (LIBOR03M + 2.000%) due 11/15/2027 ~		3,326	3,294

HCA, Inc.
1.859% (LIBOR03M + 1.750%) due 03/13/2025 ~		10,348	10,360

Hilton Worldwide Finance LLC
1.859% (LIBOR03M + 1.750%) due 06/22/2026 ~		124,261	123,282

Hotel (PL Property) Ltd.
1.928% (BP0003M + 1.900%) due 02/07/2023 «~(k)	GBP	54,000	73,581

Illuminate Buyer LLC
3.609% (LIBOR03M + 3.500%) due 06/30/2027		$7,082	7,058

Ineos Finance PLC
2.500% (EUR003M + 2.000%) due 04/01/2024 ~	EUR	55,728	65,103

Ingersoll Rand Co. Ltd.
1.857% (LIBOR03M + 1.750%) due 03/01/2027 ~		$20,345	20,142

Intelsat Jackson Holdings S.A.
3.600% - 6.500% (LIBOR03M + 5.500%) due 07/13/2022 ~		57,826	58,783
8.000% (PRIME + 4.750%) due 11/27/2023 ~		142,744	145,390
8.625% due 01/02/2024		7,520	7,679
8.750% (PRIME + 5.500%) due 01/02/2024 ~		8,166	8,336

IRB Holding Corp.
3.750% (LIBOR03M + 2.750%) due 02/05/2025 ~		7,178	7,131

Isla Vista Owner LLC
4.074% (LIBOR03M + 2.674%) due 05/09/2021 «~(k)		53,500	53,570

24	PIMCO INCOME FUND	See Accompanying Notes

March 31, 2021

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Jefferies Finance LLC
3.125% (LIBOR03M + 3.000%) due 06/03/2026 ~		$6,620	$6,566

Kiinteisto oy Paulon Talo
2.300% (EUR003M + 2.300%) due 11/15/2021 «~(k)	EUR	39,497	46,207
2.350% (EUR003M + 2.350%) due 11/15/2021 «~(k)		27,218	31,842

Marriott Ownership Resorts, Inc.
1.859% (LIBOR03M + 1.750%) due 08/29/2025 ~		$8,758	8,549

McDermott Technology Americas, Inc.
3.109% (LIBOR03M + 3.000%) due 06/30/2024 «~		2,402	1,958

McDermott Technology Americas, Inc. (1.109% Cash and 3.000% PIK)
4.109% (LIBOR03M + 1.000%) due 06/30/2025 ~(c)		5,336	3,162

Messer Industrie GmbH
2.703% (LIBOR03M + 2.500%) due 03/01/2026 ~		13,773	13,682

MH Sub LLC
3.609% (LIBOR03M + 3.500%) due 09/13/2024 ~		16,550	16,376

Nascar Holdings, Inc.
2.859% (LIBOR03M + 2.750%) due 10/19/2026 ~		5,270	5,245

Nielsen Finance LLC
2.103% (LIBOR03M + 2.000%) due 10/04/2023 ~		18,491	18,477
3.750% (EUR003M + 3.750%) due 06/04/2025 ~	EUR	3,128	3,684
4.750% (LIBOR03M + 3.750%) due 06/04/2025 ~		$5,399	5,431

Nouryon Finance BV
2.860% (LIBOR03M + 2.750%) due 10/01/2025 ~		40,454	39,892

Oasis West
3.360% (LIBOR03M + 3.250%) due 03/08/2022 «~(k)		203,399	201,304

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Ortho-Clinical Diagnostics S.A.
3.359% (LIBOR03M + 3.250%) due 06/30/2025 ~		$4,885	$4,883

Pacific Gas & Electric Co.
2.375% (LIBOR03M + 2.250%) due 01/03/2022 «~		67,850	67,850

Parexel International Corp.
2.859% (LIBOR03M + 2.750%) due 09/27/2024 ~		6,509	6,439

Petco Health & Wellness Co.
4.000% (LIBOR03M + 3.250%) due 03/03/2028 ~		55,965	55,795

PetSmart, Inc.
4.500% (LIBOR03M + 3.750%) due 02/12/2028		11,300	11,295

Prestige Brands, Inc.
2.109% (LIBOR03M + 2.000%) due 01/26/2024 ~		510	510

Project Bull
2.116% (LIBOR03M + 2.000%) due 03/11/2022 «~		50,427	50,502

PUG LLC
3.609% (LIBOR03M + 3.500%) due 02/12/2027 ~		7,221	6,995

RegionalCare Hospital Partners Holdings, Inc.
3.859% (LIBOR03M + 3.750%) due 11/16/2025 ~		9,260	9,251

Reynolds Consumer Products LLC
1.859% (LIBOR03M + 1.750%) due 02/04/2027 ~		5,861	5,841

Reynolds Group Holdings, Inc.
2.859% (LIBOR03M + 2.750%) due 02/05/2023 ~		2,087	2,084

SBA Senior Finance LLC
1.860% (LIBOR03M + 1.750%) due 04/11/2025 ~		5,835	5,775

Sequa Mezzanine Holdings LLC
7.750% (LIBOR03M + 6.750%) due 11/28/2023 ~		46,009	46,253

Sequa Mezzanine Holdings LLC (11.750% Cash and 6.750% PIK)
18.500% (LIBOR03M + 10.750%) due 04/28/2024 ~(c)		15,054	14,075

Serta Simmons Bedding LLC
4.500% (LIBOR03M + 3.500%) due 11/08/2023 ~		4,992	3,302

Sierra Hamilton LLC
15.000% due 09/12/2023 «		402	402

Sigma Bidco BV
3.500% (EUR003M + 3.500%) due 07/02/2025 ~	EUR	42,800	49,321

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2021	25

Consolidated Schedule of Investments PIMCO Income Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Sinclair Television Group, Inc.
2.610% (LIBOR03M + 2.500%) due 09/30/2026 ~		$12,189	$12,052

SkyMiles IP Ltd.
4.750% (LIBOR03M + 3.750%) due 10/20/2027 ~		31,500	33,128

Sotera Health Holdings LLC
3.250% (LIBOR03M + 2.750%) due 12/11/2026		29,306	29,270

SS&C Technologies Holdings Europe SARL
1.859% (LIBOR03M + 1.750%) due 04/16/2025 ~		16,471	16,328

SS&C Technologies, Inc.
1.859% (LIBOR03M + 1.750%) due 04/16/2025 ~		21,937	21,745

Sunshine Luxembourg SARL
4.500% (LIBOR03M + 3.750%) due 10/01/2026		51,258	51,295

Syniverse Holdings, Inc.
6.000% (LIBOR03M + 5.000%) due 03/09/2023 ~		26,245	25,947

Tawny Funding S.A.
3.150% (EUR003M + 3.150%) due 03/16/2023 «~(k)	EUR	235,869	234,830

U.S. Renal Care, Inc.
5.125% (LIBOR03M + 5.000%) due 06/26/2026 ~		$22,890	22,797

Univision Communications, Inc.
2.857% (LIBOR03M + 2.750%) due 03/15/2024 ~		173,749	172,758

Valaris PLC (8.000% PIK)
TBD% - 8.000% due 08/17/2021 «µ(c)		4,028	3,979

Westmoreland Mining Holdings LLC
9.250% (LIBOR03M + 8.250%) due 03/15/2022 «~		1,796	1,784

Westmoreland Mining Holdings LLC (15.000% PIK)
15.000% due 03/15/2029 «(c)		11,409	6,959

Whatabrands LLC
2.856% (LIBOR03M + 2.750%) due 07/31/2026 ~		4,729	4,708

Windstream Services LLC
7.250% (LIBOR03M + 6.250%) due 09/21/2027 ~		27,890	27,959

Wyndham Hotels & Resorts, Inc.
1.859% (LIBOR03M + 1.750%) due 05/30/2025 ~		12,870	12,754

Zayo Group Holdings, Inc.
3.109% (LIBOR03M + 3.000%) due 03/09/2027 ~		84,580	84,010

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Zephyrus Capital Aviation Partners LLC
4.605% due 10/15/2038		$17,483	$16,966

Total Loan Participations and Assignments (Cost $4,166,685)			4,148,549

CORPORATE BONDS & NOTES 23.0%

BANKING & FINANCE 9.8%

AerCap Ireland Capital DAC
2.875% due 08/14/2024		5,850	6,039
3.500% due 05/26/2022		262	269
4.125% due 07/03/2023		15,000	15,920
6.500% due 07/15/2025		16,040	18,706

AIB Group PLC
4.263% due 04/10/2025 •		130,445	141,903

Ally Financial, Inc.
8.000% due 11/01/2031		9,158	12,743

Ambac Assurance Corp.
5.100% due 12/31/2099 (i)		197	271

Ambac LSNI LLC
6.000% due 02/12/2023 •		118,774	119,219

American Assets Trust LP
3.375% due 02/01/2031		47,900	47,165

Annington Funding PLC
2.646% due 07/12/2025	GBP	5,900	8,559

Antares Holdings LP
3.950% due 07/15/2026		$9,100	9,188

Asian Development Bank
4.700% due 03/12/2024	MXN	189,200	9,274

Aviation Capital Group LLC
2.875% due 01/20/2022		$2,605	2,643

Avolon Holdings Funding Ltd.
2.875% due 02/15/2025		34,664	34,574
3.250% due 02/15/2027		9,076	9,018
5.125% due 10/01/2023		24,190	25,808
5.500% due 01/15/2023		34,244	36,354

Banco Bradesco S.A.
2.850% due 01/27/2023		41,207	42,157
3.200% due 01/27/2025		35,869	36,756

Banco BTG Pactual S.A.
4.500% due 01/10/2025		38,500	39,404

Banco de Credito del Peru
4.650% due 09/17/2024	PEN	166,000	47,310

Bank of America Corp.
4.083% due 03/20/2051 •(m)		$19,000	21,133

Bank of Ireland Group PLC
7.500% due 05/19/2025 •(i)(j)	EUR	5,800	7,929

Banque PSA Finance S.A.
5.750% due 04/04/2021		$200	200

26	PIMCO INCOME FUND	See Accompanying Notes

March 31, 2021

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Barclays Bank PLC
7.625% due 11/21/2022 (j)		$83,357	$91,507

Barclays PLC
3.125% due 01/17/2024	GBP	77,200	112,264
3.250% due 02/12/2027		52,900	78,974
3.250% due 01/17/2033		38,100	57,708
3.375% due 04/02/2025 •	EUR	57,100	73,165
3.932% due 05/07/2025 •		$77,932	84,154
4.337% due 01/10/2028		12,400	13,772
4.375% due 01/12/2026 (m)		53,400	59,573
4.972% due 05/16/2029 •		54,150	62,321
5.875% due 09/15/2024 •(i)(j)	GBP	10,330	14,953
6.125% due 12/15/2025 •(i)(j)		$95,953	104,901
6.375% due 12/15/2025 •(i)(j)	GBP	8,700	13,192
7.125% due 06/15/2025 •(i)(j)		101,876	158,496
7.250% due 03/15/2023 •(i)(j)		163,710	244,028
7.750% due 09/15/2023 •(i)(j)		$141,516	154,776
7.875% due 03/15/2022 •(i)(j)		11,255	11,853
7.875% due 09/15/2022 •(i)(j)	GBP	176,096	261,256
8.000% due 06/15/2024 •(i)(j)		$80,800	89,726

BGC Partners, Inc.
3.750% due 10/01/2024		14,898	15,645
4.375% due 12/15/2025		11,000	11,724
5.125% due 05/27/2021		13,500	13,571
5.375% due 07/24/2023		7,136	7,762

BNP Paribas S.A.
4.625% due 02/25/2031 •(i)(j)		110,200	109,787

BOC Aviation Ltd.
1.252% (US0003M + 1.050%) due 05/04/2021 ~		30,660	30,652
1.320% (US0003M + 1.125%) due 09/26/2023 ~		10,000	9,996

Brixmor Operating Partnership LP
1.255% (US0003M + 1.050%) due 02/01/2022 ~		27,642	27,702

Brookfield Finance, Inc.
4.700% due 09/20/2047		22,966	26,231

Cantor Fitzgerald LP
4.875% due 05/01/2024		6,070	6,725

CBL & Associates LP
4.600% due 10/15/2024 ^(d)		1,257	727
5.250% due 12/01/2023 ^(d)		3,500	2,021
5.950% due 12/15/2026 ^(d)		25,121	14,437

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

CI Financial Corp.
3.200% due 12/17/2030		$7,400	$7,367

CIT Bank N.A.
2.969% due 09/27/2025 •		13,900	14,638

CIT Group, Inc.
5.000% due 08/15/2022		8,248	8,693

Columbia Property Trust Operating Partnership LP
3.650% due 08/15/2026		3,100	3,213

Cooperatieve Rabobank UA
6.625% due 06/29/2021 •(i)(j)	EUR	41,200	49,074

Corp. Andina de Fomento
3.950% due 10/15/2021 (h)	MXN	67,286	3,299

Credit Agricole S.A.
7.875% due 01/23/2024 •(i)(j)		$300	337

Credit Suisse AG
6.500% due 08/08/2023 (j)		52,792	58,262

Credit Suisse Group AG
4.282% due 01/09/2028		9,700	10,675
6.250% due 12/18/2024 •(i)(j)		5,000	5,336
7.125% due 07/29/2022 •(i)(j)		500	521
7.250% due 09/12/2025 •(i)(j)		8,640	9,379
7.500% due 07/17/2023 •(i)(j)		48,700	51,615
7.500% due 12/11/2023 •(i)(j)		49,406	53,632

CTR Partnership LP
5.250% due 06/01/2025		11,242	11,566

Dalian Wanda Commercial Management Group Co. Ltd.
4.890% due 04/17/2023 «	CNY	10,000	1,360

Deutsche Bank AG
0.113% (EUR003M + 0.650%) due 09/10/2021 ~	EUR	8,000	9,395
1.686% due 03/19/2026		$16,100	16,083
1.750% due 11/19/2030 •	EUR	17,200	20,916
2.129% due 11/24/2026 •(k)		$47,200	47,350
2.222% due 09/18/2024 •		42,900	44,062
2.625% due 12/16/2024	GBP	16,800	24,128
2.625% due 02/12/2026	EUR	3,700	4,740
3.375% due 05/12/2021		$19,696	19,751
3.547% due 09/18/2031 •		131,528	135,977
3.700% due 05/30/2024		9,987	10,690
3.950% due 02/27/2023		20,700	21,875
3.961% due 11/26/2025 •(m)		276,800	299,970
4.100% due 01/13/2026		8,728	9,443
4.250% due 10/14/2021 (m)		473,104	481,954
5.000% due 02/14/2022		76,905	79,633

Doric Nimrod Air Alpha Pass-Through Trust
5.250% due 05/30/2025		5,664	5,636

Doric Nimrod Air Finance Alpha Ltd. Pass-Through Trust
5.125% due 11/30/2024		964	961

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2021	27

Consolidated Schedule of Investments PIMCO Income Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

EPR Properties
4.750% due 12/15/2026		$2,437	$2,564
4.950% due 04/15/2028		3,944	4,064

Equitable Holdings, Inc.
5.000% due 04/20/2048		1,565	1,888

Erste Group Bank AG
4.250% due 10/15/2027 •(i)(j)	EUR	4,600	5,671
8.875% due 10/15/2021 •(i)(j)		200	245

Fairfax Financial Holdings Ltd.
3.375% due 03/03/2031		$7,400	7,381
4.625% due 04/29/2030		15,908	17,394
4.700% due 12/16/2026	CAD	6,500	5,704
4.850% due 04/17/2028		$9,903	11,024

FCE Bank PLC
0.869% due 09/13/2021	EUR	18,500	21,742
1.875% due 06/24/2021		17,172	20,222

FFC Senior Note Lease-Backed Pass-Through Trust
5.141% due 07/10/2053 «		$49,002	52,364

Fidelity National Financial, Inc.
3.400% due 06/15/2030		12,000	12,549

Ford Motor Credit Co. LLC
0.000% due 05/14/2021 •	EUR	19,550	22,915
0.000% due 12/01/2021 •		19,700	23,044
0.162% due 12/01/2024 •		5,800	6,496
1.429% (US0003M + 1.235%) due 02/15/2023 ~		$5,100	5,051
1.744% due 07/19/2024	EUR	35,744	42,204
2.330% due 11/25/2025		4,522	5,453
2.386% due 02/17/2026		9,300	11,232
2.748% due 06/14/2024	GBP	15,400	21,439
2.979% due 08/03/2022		$5,000	5,081
3.021% due 03/06/2024	EUR	100	122
3.087% due 01/09/2023		$65,500	66,686
3.096% due 05/04/2023		8,546	8,696
3.219% due 01/09/2022		7,200	7,297
3.250% due 09/15/2025	EUR	19,500	24,360
3.339% due 03/28/2022		$10,315	10,470
3.350% due 11/01/2022		6,824	6,971
3.375% due 11/13/2025		4,900	4,989
3.470% due 04/05/2021		10,115	10,115
3.550% due 10/07/2022		105,700	108,408
3.664% due 09/08/2024		23,381	24,241
4.134% due 08/04/2025		14,436	15,126
4.250% due 09/20/2022		6,525	6,760
4.375% due 08/06/2023		15,100	15,831
4.389% due 01/08/2026		16,175	17,024
4.535% due 03/06/2025	GBP	29,442	43,379
4.542% due 08/01/2026		$6,000	6,357
5.125% due 06/16/2025		27,100	29,302
5.584% due 03/18/2024		5,200	5,619
5.596% due 01/07/2022		13,726	14,135
5.875% due 08/02/2021		8,800	8,929

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Fortress Transportation & Infrastructure Investors LLC
6.500% due 10/01/2025		$80,210	$83,970
6.750% due 03/15/2022		56,098	56,203

GE Capital Funding LLC
4.400% due 05/15/2030 (m)		138,000	156,353

GE Capital International Funding Co. Unlimited Co.
4.418% due 11/15/2035		31,460	36,054

GLP Capital LP
4.000% due 01/15/2031		5,500	5,694
5.250% due 06/01/2025		6,145	6,904
5.300% due 01/15/2029		29,711	33,391

Goodman U.S. Finance Three LLC
3.700% due 03/15/2028		26,168	27,827

Growthpoint Properties International Pty. Ltd.
5.872% due 05/02/2023		14,700	15,622

Hazine Mustesarligi Varlik Kiralama A/S
5.800% due 02/21/2022		236,900	238,973

Highwoods Realty LP
3.050% due 02/15/2030		1,669	1,688

Host Hotels & Resorts LP
4.000% due 06/15/2025		3,070	3,263

HSBC Holdings PLC
1.564% (US0003M + 1.380%) due 09/12/2026 ~		14,600	15,039
3.000% due 05/29/2030 •	GBP	40,500	60,036
3.973% due 05/22/2030 •		$73,300	79,401
4.041% due 03/13/2028 •		17,580	19,256
4.292% due 09/12/2026 •		56,800	62,933
4.300% due 03/08/2026		25,100	28,116
4.583% due 06/19/2029 •		73,000	82,114
4.600% due 12/17/2030 •(i)(j)		43,800	43,417
4.700% due 03/09/2031 •(i)(j)		26,200	25,873
4.750% due 07/04/2029 •(i)(j)	EUR	51,337	66,536
5.875% due 09/28/2026 •(i)(j)	GBP	80,500	122,776
6.000% due 09/29/2023 •(i)(j)	EUR	18,000	23,035
6.000% due 05/22/2027 •(i)(j)		$6,000	6,584
6.500% due 03/23/2028 •(i)(j)		97,140	109,100

Hudson Pacific Properties LP
3.950% due 11/01/2027		5,427	5,825
4.650% due 04/01/2029		15,000	16,811

Hunt Cos., Inc.
6.250% due 02/15/2026		4,594	4,741

Indian Railway Finance Corp. Ltd.
3.249% due 02/13/2030		24,400	24,320
3.950% due 02/13/2050		9,900	9,416

ING Groep NV
5.750% due 11/16/2026 •(i)(j)		42,700	46,611
6.875% due 04/16/2022 •(i)(j)		1,000	1,043

28	PIMCO INCOME FUND	See Accompanying Notes

March 31, 2021

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

International Finance Corp.
8.000% due 10/09/2023	IDR	248,200,000	$18,175

International Lease Finance Corp.
8.625% due 01/15/2022		$4,475	4,749

Intesa Sanpaolo SpA
7.750% due 01/11/2027 •(i)(j)	EUR	27,100	39,015

Kennedy Wilson Europe Real Estate Ltd.
3.250% due 11/12/2025		2,800	3,447

Kennedy-Wilson, Inc.
5.875% due 04/01/2024		$12,160	12,279

Kilroy Realty LP
2.500% due 11/15/2032		10,098	9,507
3.050% due 02/15/2030		2,545	2,565

Ladder Capital Finance Holdings LLLP
4.250% due 02/01/2027		7,282	7,191

Lloyds Banking Group PLC
3.574% due 11/07/2028 •		12,550	13,560
4.375% due 03/22/2028		20,320	22,828
4.550% due 08/16/2028 (m)		24,000	27,354
4.947% due 06/27/2025 •(i)(j)	EUR	5,932	7,579
5.125% due 12/27/2024 •(i)(j)	GBP	14,600	21,047
7.500% due 06/27/2024 •(i)(j)		$10,814	12,082
7.500% due 09/27/2025 •(i)(j)		122,752	140,551
7.625% due 06/27/2023 •(i)(j)	GBP	390,997	588,551
7.875% due 06/27/2029 •(i)(j)		116,142	201,993

MGM Growth Properties Operating Partnership LP
4.500% due 01/15/2028		$1,700	1,763
4.625% due 06/15/2025		2,900	3,062

MMcapS Funding Ltd.
0.485% (US0003M + 0.290%) due 12/26/2039 ~		20,903	19,388
0.695% (US0003M + 0.500%) due 12/26/2039 ~		10,100	7,878

Morgan Stanley
5.597% due 03/24/2051 •		23,200	32,364

MPT Operating Partnership LP
2.500% due 03/24/2026	GBP	13,200	18,307
3.375% due 04/24/2030		13,200	18,301
3.500% due 03/15/2031		$48,400	47,556

National Health Investors, Inc.
3.000% due 02/01/2031		18,500	17,328

Nationwide Building Society
3.960% due 07/18/2030 •		57,892	63,241
4.302% due 03/08/2029 •		79,100	87,634

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Natwest Group PLC
2.000% due 03/08/2023 •	EUR	3,704	$4,427
2.000% due 03/04/2025 •		18,700	23,118
2.500% due 03/22/2023		47,941	59,002
4.269% due 03/22/2025 •(m)		$124,100	135,434
4.445% due 05/08/2030 •(m)		162,800	181,448
4.800% due 04/05/2026		89,400	101,482
4.892% due 05/18/2029 •		13,000	14,828
5.076% due 01/27/2030 •(m)		177,353	205,409
5.125% due 05/12/2027 •(i)(j)	GBP	34,100	49,507
6.000% due 12/29/2025 •(i)(j)(m)		$150,200	165,175
8.000% due 08/10/2025 •(i)(j)		87,121	102,343
8.625% due 08/15/2021 •(i)(j)		219,039	224,727

Navient Corp.
6.500% due 06/15/2022		92,429	97,177
6.625% due 07/26/2021		23,537	23,990
7.250% due 01/25/2022		34,020	35,317

New York Life Insurance Co.
3.750% due 05/15/2050		1,989	2,110

Newmark Group, Inc.
6.125% due 11/15/2023		17,600	19,352

Nissan Motor Acceptance Corp.
1.115% (US0003M + 0.890%) due 01/13/2022 ~		3,306	3,316
1.900% due 09/14/2021		4,296	4,316
2.000% due 03/09/2026		56,900	56,733
2.750% due 03/09/2028		40,800	40,532
2.800% due 01/13/2022		2,000	2,031
3.875% due 09/21/2023		4,800	5,121

Noble Corp. PLC (15.000% PIK)
15.000% due 02/15/2028 (c)		11,097	11,707

Omega Healthcare Investors, Inc.
3.250% due 04/15/2033		24,548	23,575
3.625% due 10/01/2029		17,066	17,451

OneMain Finance Corp.
5.625% due 03/15/2023		256,251	272,107
6.125% due 05/15/2022		240,631	252,663
6.125% due 03/15/2024		26,502	28,655
6.875% due 03/15/2025		18,426	20,993

Park Aerospace Holdings Ltd.
4.500% due 03/15/2023		27,952	29,206
5.250% due 08/15/2022		68,400	71,830
5.500% due 02/15/2024		11,114	12,089

Physicians Realty LP
3.950% due 01/15/2028		4,984	5,336

Preferred Term Securities Ltd.
0.000% due 09/26/2034 ~		6,000	2,445
0.484% (US0003M + 0.300%) due 03/22/2037 ~		76,258	67,107

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2021	29

Consolidated Schedule of Investments PIMCO Income Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.484% (US0003M + 0.300%) due 09/22/2037 ~	$100	$92
0.484% (US0003M + 0.300%) due 12/22/2037 ~	12,805	11,236
0.494% (US0003M + 0.310%) due 12/22/2036 ~	87,090	82,082
0.524% (US0003M + 0.340%) due 09/22/2036 ~	16,232	15,218
0.534% (US0003M + 0.350%) due 06/22/2037 ~	51,146	41,173
0.554% (US0003M + 0.370%) due 09/22/2037 ~	42,865	35,363
0.564% (US0003M + 0.380%) due 09/23/2035 ~	172	168
0.564% (US0003M + 0.380%) due 12/22/2036 ~	1,388	1,027
0.564% (US0003M + 0.380%) due 03/22/2037 ~	46,862	38,896
0.574% (US0003M + 0.390%) due 12/22/2036 ~	3,076	2,692
0.582% (US0003M + 0.400%) due 06/23/2035 ~	25,596	23,740
0.584% (US0003M + 0.400%) due 09/22/2036 ~	30,003	25,427
0.584% (US0003M + 0.400%) due 12/22/2037 ~	2,123	1,794
0.584% (US0003M + 0.400%) due 03/22/2038 ~	102,987	93,143
0.614% (US0003M + 0.430%) due 12/22/2035 ~	30,201	25,520
0.634% (US0003M + 0.450%) due 03/22/2038 ~	7,166	5,984
0.664% (US0003M + 0.480%) due 09/23/2035 ~	15,092	13,356
0.682% (US0003M + 0.500%) due 06/23/2035 ~	10,965	9,156
0.684% (US0003M + 0.500%) due 03/23/2035 ~	16,356	15,334
0.764% (US0003M + 0.580%) due 03/23/2035 ~	14,250	12,469
0.767% (US0003M + 0.580%) due 09/26/2034 ~	7,500	7,350
0.784% (US0003M + 0.600%) due 03/22/2038 ~	17,709	15,052
0.804% (US0003M + 0.620%) due 12/22/2036 ~	32,712	24,207
0.934% (US0003M + 0.750%) due 09/23/2035 ~	20,740	15,866
1.062% (US0003M + 0.880%) due 12/24/2033 ~	5,000	4,675
1.084% (US0003M + 0.900%) due 03/22/2038 ~	42,072	41,125
1.111% (US0003M + 0.860%) due 07/03/2033 ~	4,092	4,000
1.151% (US0003M + 0.900%) due 01/03/2033 ~	14,907	14,720

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

QNB Finance Ltd.
1.653% (US0003M + 1.450%) due 08/11/2021 ~		$31,600	$31,782
1.793% (US0003M + 1.570%) due 07/18/2021 ~		25,000	25,093

Regency Centers LP
3.700% due 06/15/2030		12,600	13,497

Sabra Health Care LP
4.800% due 06/01/2024		5,990	6,527

Santander Holdings USA, Inc.
3.244% due 10/05/2026		20,199	21,382
4.400% due 07/13/2027		9,079	10,105
4.500% due 07/17/2025		134,600	149,186

Santander UK Group Holdings PLC
2.920% due 05/08/2026 •	GBP	5,375	7,856
3.823% due 11/03/2028 •		$31,580	34,510
6.750% due 06/24/2024 •(i)(j)	GBP	39,464	59,165
7.375% due 06/24/2022 •(i)(j)		124,393	180,020

SBA Communications Corp.
3.125% due 02/01/2029		$40,300	38,785
3.875% due 02/15/2027		14,785	15,132

Sberbank of Russia Via SB Capital S.A.
5.717% due 06/16/2021		83,400	84,109
6.125% due 02/07/2022		228,585	238,110

Service Properties Trust
5.000% due 08/15/2022		6,895	7,015

SL Green Operating Partnership LP
3.250% due 10/15/2022		6,930	7,150

SL Green Realty Corp.
4.500% due 12/01/2022		31,500	32,992

SLM Student Loan Trust
0.008% (EUR003M + 0.550%) due 12/15/2033 ~	EUR	978	1,085

SMBC Aviation Capital Finance DAC
3.000% due 07/15/2022		$1,013	1,038
4.125% due 07/15/2023		24,900	26,521

Societe Generale S.A.
5.375% due 11/18/2030 •(i)(j)		34,000	35,063
6.750% due 04/06/2028 •(i)(j)		14,187	15,831
7.375% due 10/04/2023 •(i)(j)		78,400	84,824

Society of Lloyd’s
4.750% due 10/30/2024	GBP	2,100	3,212

Spirit Realty LP
3.200% due 02/15/2031		$1,000	1,003
3.400% due 01/15/2030		1,957	2,031

Standard Chartered PLC
4.750% due 01/14/2031 •(i)(j)		49,300	49,158

30	PIMCO INCOME FUND	See Accompanying Notes

March 31, 2021

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Starwood Property Trust, Inc.
4.750% due 03/15/2025		$7,871	$8,197
5.000% due 12/15/2021		5,750	5,840

STORE Capital Corp.
2.750% due 11/18/2030		10,700	10,485
4.500% due 03/15/2028		4,230	4,661
4.625% due 03/15/2029		2,618	2,915

Sunac China Holdings Ltd.
8.350% due 04/19/2023		9,800	10,211

Tesco Property Finance PLC
5.411% due 07/13/2044	GBP	4,984	8,832
5.661% due 10/13/2041		465	838
5.744% due 04/13/2040		4,025	7,292
5.801% due 10/13/2040		24,940	45,302
6.052% due 10/13/2039		29,949	54,141
7.623% due 07/13/2039		3,855	7,792

TP ICAP PLC
5.250% due 01/26/2024		3,475	5,267

Trafford Centre Finance Ltd.
0.762% (BP0003M + 0.725%) due 07/28/2038 ~		6,550	7,879

U.S. Capital Funding Ltd.
0.505% due 07/10/2043 •		$57,312	50,291
1.085% (US0003M + 0.880%) due 05/01/2034 ~		8,564	8,200

UBS AG
5.125% due 05/15/2024 (j)		62,650	69,119
7.625% due 08/17/2022 (j)		55,361	60,363

UBS Group AG
4.375% due 02/10/2031 •(i)(j)		41,633	41,175
5.125% due 07/29/2026 •(i)(j)		4,600	4,886
5.750% due 02/19/2022 •(i)(j)	EUR	8,500	10,378
7.000% due 02/19/2025 •(i)(j)		$7,600	8,683

UniCredit SpA
2.569% due 09/22/2026 •		11,513	11,569
7.830% due 12/04/2023 (m)		593,520	692,146
9.250% due 06/03/2022 •(i)(j)(m)	EUR	26,181	33,482

Unique Pub Finance Co. PLC
5.659% due 06/30/2027	GBP	10,920	16,107

Uniti Group LP
7.875% due 02/15/2025		$35,349	38,258

Uniti Group, Inc.
7.125% due 12/15/2024		240	247

Volkswagen Leasing GmbH
0.000% due 07/06/2021 •	EUR	12,300	14,437

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Voyager Aviation Holdings LLC
9.000% due 08/15/2021 ^(d)		$33,294	$17,230

Yango Group Co. Ltd.
7.000% due 10/31/2022	CNY	10,000	1,504

			13,279,269

INDUSTRIALS 9.4%

AA Bond Co. Ltd.
2.875% due 07/31/2043	GBP	17,600	24,431
4.875% due 07/31/2043		3,270	4,815
5.500% due 07/31/2050		1,096	1,665

AbbVie, Inc.
4.450% due 05/14/2046		$8,000	9,239
4.875% due 11/14/2048		7,000	8,451

Adient U.S. LLC
9.000% due 04/15/2025		4,000	4,445

Aeroporti di Roma SpA
5.441% due 02/20/2023	GBP	4,300	6,312

Aker BP ASA
3.000% due 01/15/2025		$5,950	6,166
3.750% due 01/15/2030		13,350	13,800

Alaska Airlines Class A Pass-Through Trust
4.800% due 02/15/2029		29,331	32,191

Alimentation Couche-Tard, Inc.
4.500% due 07/26/2047		2,000	2,239

Altice Financing S.A.
2.250% due 01/15/2025	EUR	25,528	29,307
3.000% due 01/15/2028		23,900	26,884
5.000% due 01/15/2028		$7,800	7,712
7.500% due 05/15/2026		10,300	10,776

Altice France S.A.
7.375% due 05/01/2026		141,374	147,220
8.125% due 02/01/2027		18,500	20,299

Amdocs Ltd.
2.538% due 06/15/2030		32,600	32,106

American Airlines Pass-Through Trust
3.000% due 04/15/2030		20,546	20,773
3.200% due 12/15/2029		8,014	8,005
3.350% due 04/15/2031		23,037	23,336
3.375% due 11/01/2028		32,016	31,186
3.575% due 07/15/2029		5,185	5,265
3.600% due 03/22/2029		214	216
3.650% due 02/15/2029		11,592	11,721
3.650% due 12/15/2029		4,048	3,887
3.700% due 04/01/2028		15,301	15,228
4.000% due 01/15/2027		1,737	1,606

American Airlines, Inc.
5.500% due 04/20/2026		25,051	26,102
5.750% due 04/20/2029		29,200	31,095

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2021	31

Consolidated Schedule of Investments PIMCO Income Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Anheuser-Busch InBev Worldwide, Inc.
4.375% due 04/15/2038	$5,000	$5,690
4.439% due 10/06/2048	6,900	7,762
4.500% due 06/01/2050 (m)	89,454	101,667
4.600% due 06/01/2060	31,040	35,118

Aptiv PLC
5.400% due 03/15/2049	1,400	1,716

Arconic Corp.
6.000% due 05/15/2025	13,442	14,513

B.C. Unlimited Liability Co.
4.250% due 05/15/2024	16,790	17,004
4.375% due 01/15/2028	4,729	4,759

Bacardi Ltd.
4.700% due 05/15/2028	22,300	25,534

Banner Health
3.181% due 01/01/2050	12,400	12,501

Baptist Healthcare System Obligated Group
3.540% due 08/15/2050	24,100	24,392

Barry Callebaut Services NV
5.500% due 06/15/2023	4,500	4,923

BAT Capital Corp.
3.557% due 08/15/2027	24,000	25,563

Boeing Co.
4.875% due 05/01/2025	33,445	37,267
5.040% due 05/01/2027	91,612	104,525
5.150% due 05/01/2030	120,089	138,462
5.705% due 05/01/2040 (m)	206,963	253,729
5.805% due 05/01/2050	170,011	214,533
5.930% due 05/01/2060	220,509	283,686

Bombardier, Inc.
6.125% due 01/15/2023	2,888	3,010
7.500% due 03/15/2025	2,471	2,434
7.875% due 04/15/2027	41,800	41,057

Bon Secours Mercy Health, Inc.
3.205% due 06/01/2050	11,200	10,968

British Airways Pass-Through Trust
3.800% due 03/20/2033	5,739	5,996
4.250% due 05/15/2034	19,706	20,721

Broadcom Corp.
3.500% due 01/15/2028	2,800	2,975
3.875% due 01/15/2027	31,233	33,933

Broadcom, Inc.
1.950% due 02/15/2028	9,600	9,390
2.450% due 02/15/2031	115,600	109,198
2.600% due 02/15/2033	89,215	83,191
3.469% due 04/15/2034	48,422	48,840
3.500% due 02/15/2041	56,562	54,248
3.750% due 02/15/2051	23,900	22,894
4.110% due 09/15/2028	7,468	8,177
4.150% due 11/15/2030	87,742	94,816
4.300% due 11/15/2032	93,092	101,491
4.750% due 04/15/2029	12,000	13,506
5.000% due 04/15/2030	3,227	3,682

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Caesars Entertainment, Inc.
6.250% due 07/01/2025	$98,401	$105,020

Caesars Resort Collection LLC
5.750% due 07/01/2025	42,614	45,024

Carnival Corp.
11.500% due 04/01/2023	174,935	200,774

CCO Holdings LLC
4.500% due 08/15/2030	33,716	34,406
4.750% due 03/01/2030	37,454	38,859

Centene Corp.
4.250% due 12/15/2027	13,090	13,785
4.625% due 12/15/2029	16,855	18,264

Charter Communications Operating LLC
1.855% (US0003M + 1.650%) due 02/01/2024 ~	46,928	48,232
3.500% due 06/01/2041	38,600	36,660
3.850% due 04/01/2061	27,800	25,535
3.900% due 06/01/2052	43,700	42,031
4.800% due 03/01/2050	34,328	36,912

Citrix Systems, Inc.
3.300% due 03/01/2030	6,835	7,038

Clear Channel Worldwide Holdings, Inc.
9.250% due 02/15/2024	16,590	17,290

Coca-Cola European Partners PLC
4.500% due 09/01/2021	4,520	4,540

CommonSpirit Health
3.910% due 10/01/2050	23,900	24,411

Community Health Systems, Inc.
4.750% due 02/15/2031	138,800	135,767
5.625% due 03/15/2027	312,940	328,196
6.000% due 01/15/2029	65,960	69,835
6.625% due 02/15/2025	61,887	65,446
8.000% due 03/15/2026	100,482	108,752

Connect Finco SARL
6.750% due 10/01/2026	12,136	12,940

Constellation Oil Services Holding S.A. (10.000% PIK)
10.000% due 11/09/2024 ^(c)(d)	5,512	1,394

Continental Airlines Pass-Through Trust
4.000% due 04/29/2026	2,705	2,799
4.150% due 10/11/2025	1,655	1,732
7.707% due 10/02/2022	274	274

Continental Resources, Inc.
5.000% due 09/15/2022	1,126	1,128

Corning, Inc.
5.450% due 11/15/2079	11,846	14,763

CoStar Group, Inc.
2.800% due 07/15/2030	16,100	15,766

CSC Holdings LLC
6.500% due 02/01/2029	9,800	10,847

CVS Pass-Through Trust
4.163% due 08/11/2036	5,842	6,139

32	PIMCO INCOME FUND	See Accompanying Notes

March 31, 2021

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.773% due 01/10/2033		$4,808	$5,596
5.880% due 01/10/2028		1,019	1,175
7.507% due 01/10/2032		4,300	5,384

DAE Funding LLC
4.500% due 08/01/2022		11,114	11,211
5.000% due 08/01/2024		29,900	30,853
5.250% due 11/15/2021		62,189	63,433

Dell International LLC
4.900% due 10/01/2026		4,700	5,335
5.300% due 10/01/2029		4,600	5,385
5.850% due 07/15/2025		2,600	3,033
6.020% due 06/15/2026		18,000	21,328
6.100% due 07/15/2027		3,100	3,730
6.200% due 07/15/2030		400	497

Delta Air Lines, Inc.
3.400% due 04/19/2021		7,130	7,130
3.625% due 03/15/2022		23,912	24,183
4.500% due 10/20/2025		32,100	34,284
4.750% due 10/20/2028		39,000	42,443
7.000% due 05/01/2025		177,375	204,476

Diamond Resorts International, Inc.
7.750% due 09/01/2023		126,081	131,517
10.750% due 09/01/2024		1,878	1,995

DISH DBS Corp.
6.750% due 06/01/2021		3,475	3,506

eBay, Inc.
2.700% due 03/11/2030		15,300	15,477

Empresa de Transporte de Pasajeros Metro S.A.
3.650% due 05/07/2030		2,500	2,717
4.700% due 05/07/2050		34,000	38,849

Energy Transfer Operating LP
5.000% due 05/15/2050		14,366	14,892

Exela Intermediate LLC
10.000% due 07/15/2023		16,771	6,100

Expedia Group, Inc.
2.950% due 03/15/2031		29,500	29,121
4.625% due 08/01/2027		29,500	32,852
6.250% due 05/01/2025		69,869	80,860

F-Brasile SpA
7.375% due 08/15/2026		10,000	10,072

Ford Foundation
2.415% due 06/01/2050		7,600	6,890
2.815% due 06/01/2070		14,800	13,407

G4S International Finance PLC
1.500% due 01/09/2023	EUR	4,300	5,056

Gap, Inc.
8.375% due 05/15/2023		$25,580	29,249
8.625% due 05/15/2025		120,902	135,561
8.875% due 05/15/2027		60,222	70,384

Gazprom OAO Via Gaz Capital S.A.
4.950% due 07/19/2022		3,000	3,144
4.950% due 03/23/2027		24,600	26,993

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
4.950% due 02/06/2028		$15,900	$17,367
6.510% due 03/07/2022		46,640	48,944
7.288% due 08/16/2037		30,560	40,160
8.625% due 04/28/2034		141,090	199,320

General Electric Co.
4.125% due 10/09/2042		633	680
4.250% due 05/01/2040		8,590	9,441
4.350% due 05/01/2050 (m)		310,846	345,900
5.875% due 01/14/2038		1,656	2,147
6.150% due 08/07/2037		3,390	4,464
6.875% due 01/10/2039		3,070	4,325

Greene King Finance PLC
1.880% (BP0003M + 1.800%) due 12/15/2034 ~	GBP	427	506
5.106% due 03/15/2034		1,407	2,219

Heathrow Funding Ltd.
4.875% due 07/15/2023		$1,600	1,616

Hilton Domestic Operating Co., Inc.
3.625% due 02/15/2032		72,875	70,824
3.750% due 05/01/2029		64,300	63,778
4.000% due 05/01/2031		66,000	66,124

Hyatt Hotels Corp.
3.191% (US0003M + 3.000%) due 09/01/2022 ~		$83,600	$84,257

iHeartCommunications, Inc.
6.375% due 05/01/2026		108,157	114,984
8.375% due 05/01/2027		78,836	84,650

IHO Verwaltungs GmbH (3.625% Cash or 4.375% PIK)
3.625% due 05/15/2025 (c)	EUR	26,773	32,006

IHO Verwaltungs GmbH (3.875% Cash or 4.625% PIK)
3.875% due 05/15/2027 (c)		15,160	18,360

IHO Verwaltungs GmbH (6.000% Cash or 6.750% PIK)
6.000% due 05/15/2027 (c)		$30,798	32,401

IHO Verwaltungs GmbH (6.375% Cash or 7.125% PIK)
6.375% due 05/15/2029 (c)		30,688	33,636

Informa PLC
1.250% due 04/22/2028	EUR	7,100	8,370
2.125% due 10/06/2025		11,461	14,202
3.125% due 07/05/2026	GBP	7,555	10,969

Integris Baptist Medical Center, Inc.
3.875% due 08/15/2050		$19,400	20,536

Intelsat Connect Finance S.A.
9.500% due 02/15/2023 ^(d)		27,560	9,457

Intelsat Jackson Holdings S.A.
5.500% due 08/01/2023 ^(d)		92,269	56,745
8.000% due 02/15/2024		132,853	137,723

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2021	33

Consolidated Schedule of Investments PIMCO Income Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
8.500% due 10/15/2024 ^(d)		$503,546	$316,919
9.750% due 07/15/2025 ^(d)		222,033	137,461

Intelsat Luxembourg S.A.
7.750% due 06/01/2021 ^(d)		35,664	1,605
8.125% due 06/01/2023 ^(d)		3,500	158

IQVIA, Inc.
2.875% due 09/15/2025	EUR	5,900	7,017

JetBlue Pass-Through Trust
2.750% due 11/15/2033		$2,866	2,891
4.000% due 05/15/2034		65,000	70,359

Kinder Morgan Energy Partners LP
5.400% due 09/01/2044		500	588

Kraft Heinz Foods Co.
3.000% due 06/01/2026		45,574	47,992
3.750% due 04/01/2030		15,482	16,462
3.875% due 05/15/2027		75,801	82,620
4.250% due 03/01/2031		65,461	72,155
4.375% due 06/01/2046		11,900	12,468
5.500% due 06/01/2050		34,850	42,764

L Brands, Inc.
6.875% due 07/01/2025		7,400	8,228

Leidos, Inc.
4.375% due 05/15/2030		5,409	6,022

Leland Stanford Junior University
3.647% due 05/01/2048		23,025	26,472

Lenovo Group Ltd.
3.421% due 11/02/2030		30,800	30,987

Level 3 Financing, Inc.
3.400% due 03/01/2027		4,500	4,773
3.875% due 11/15/2029		20,196	21,328

Live Nation Entertainment, Inc.
3.750% due 01/15/2028		11,000	10,869

Marriott International, Inc.
2.850% due 04/15/2031		13,700	13,457
4.625% due 06/15/2030		15,648	17,525

Marriott Ownership Resorts, Inc.
6.125% due 09/15/2025		14,874	15,835

Massachusetts Institute of Technology
4.678% due 07/01/2114		718	929
5.600% due 07/01/2111		1,144	1,754

McDonald’s Corp.
4.875% due 12/09/2045		17,000	20,642

Melco Resorts Finance Ltd.
5.375% due 12/04/2029		41,455	44,141
5.625% due 07/17/2027		3,400	3,555

Memorial Sloan-Kettering Cancer Center
2.955% due 01/01/2050		4,600	4,434

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

MGM China Holdings Ltd.
4.750% due 02/01/2027		$14,629	$14,867
5.250% due 06/18/2025		35,919	37,490

Micron Technology, Inc.
4.663% due 02/15/2030		24,361	27,718
5.327% due 02/06/2029		15,718	18,516

Mileage Plus Holdings LLC
6.500% due 06/20/2027		8,100	8,890

Mitchells & Butlers Finance PLC
0.634% (US0003M + 0.450%) due 12/15/2030 ~		52	49
6.013% due 12/15/2030	GBP	5,731	8,632

Moody’s Corp.
2.550% due 08/18/2060		$7,900	6,419
3.250% due 05/20/2050		1,354	1,320

MPLX LP
5.500% due 02/15/2049		6,000	7,060

NetApp, Inc.
2.700% due 06/22/2030		9,300	9,244

Netflix, Inc.
3.625% due 06/15/2030	EUR	33,974	46,724
3.875% due 11/15/2029		77,361	108,339
4.625% due 05/15/2029		46,000	67,119
4.875% due 06/15/2030		$27,600	31,817
5.375% due 11/15/2029		11,702	13,853
5.500% due 02/15/2022		3,628	3,780

Newcrest Finance Pty. Ltd.
5.750% due 11/15/2041		3,700	4,753

Nissan Motor Co. Ltd.
3.522% due 09/17/2025		1,100	1,166
4.345% due 09/17/2027		48,784	53,098
4.810% due 09/17/2030 (m)		176,745	194,070

Northrop Grumman Corp.
5.250% due 05/01/2050		10,000	13,002

Novasep Holding S.A.S. (5.000% Cash and 3.000% PIK)
8.000% due 05/31/2022 (c)	EUR	367	430

NXP BV
4.300% due 06/18/2029		$25,268	28,309

Occidental Petroleum Corp.
1.644% (US0003M + 1.450%) due 08/15/2022 ~		41,219	40,798

Odebrecht Oil & Gas Finance Ltd.
0.000% due 04/26/2021 (g)(i)		5,635	38

Oracle Corp.
3.850% due 04/01/2060		12,010	11,808
3.950% due 03/25/2051 (k)		37,933	39,172

34	PIMCO INCOME FUND	See Accompanying Notes

March 31, 2021

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
4.000% due 07/15/2046		$12,488	$12,887
4.000% due 11/15/2047		2,900	3,002
4.100% due 03/25/2061 (k)		22,104	22,920

Ortho-Clinical Diagnostics, Inc.
7.250% due 02/01/2028		7,415	8,138
7.375% due 06/01/2025		3,037	3,271

Pacific National Finance Pty. Ltd.
4.750% due 03/22/2028		8,843	9,303

Par Pharmaceutical, Inc.
7.500% due 04/01/2027		12,318	13,081

PayPal Holdings, Inc.
3.250% due 06/01/2050		10,658	10,644

Pelabuhan Indonesia Persero PT
4.500% due 05/02/2023		14,400	15,261

Perrigo Finance Unlimited Co.
3.150% due 06/15/2030		19,354	19,026

Petroleos de Venezuela S.A.
5.375% due 04/12/2027 ^(d)		105,630	4,991
5.500% due 04/12/2037 ^(d)		117,045	5,631
6.000% due 05/16/2024 ^(d)		87,600	4,167
6.000% due 11/15/2026 ^(d)		54,167	2,566
9.000% due 11/17/2021 ^(d)		4,000	189
9.750% due 05/17/2035 ^(d)		43,640	2,099

Petroleos Mexicanos
2.750% due 04/21/2027	EUR	6,900	7,325
5.350% due 02/12/2028		$9,010	8,777
5.950% due 01/28/2031		187,960	180,798
6.490% due 01/23/2027		63,860	66,835
6.500% due 03/13/2027		37,720	39,479
6.500% due 01/23/2029		77,231	78,153
6.750% due 09/21/2047		7,470	6,366
6.840% due 01/23/2030		127,990	130,134
6.950% due 01/28/2060		71,206	61,212
7.690% due 01/23/2050		24,800	22,990

Petronas Capital Ltd.
4.550% due 04/21/2050		34,500	40,996
4.800% due 04/21/2060		23,200	29,373

PetSmart, Inc.
4.750% due 02/15/2028		40,100	41,061

Post Holdings, Inc.
4.625% due 04/15/2030		12,935	12,984

PTC, Inc.
3.625% due 02/15/2025		6,760	6,950

QVC, Inc.
4.450% due 02/15/2025		13,108	13,829
4.850% due 04/01/2024		4,272	4,600

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Radiology Partners, Inc.
9.250% due 02/01/2028		$9,039	$9,864

Rockefeller Foundation
2.492% due 10/01/2050		23,000	21,121

Rolls-Royce PLC
1.625% due 05/09/2028	EUR	14,050	15,075
3.375% due 06/18/2026	GBP	8,200	11,264
3.625% due 10/14/2025		$17,500	17,588
4.625% due 02/16/2026	EUR	44,467	56,350
5.750% due 10/15/2027		$42,250	45,009
5.750% due 10/15/2027	GBP	40,500	60,852

Royal Caribbean Cruises Ltd.
9.125% due 06/15/2023		$16,158	17,825
10.875% due 06/01/2023		87,889	101,264
11.500% due 06/01/2025		135,857	158,613

Russian Railways via RZD Capital PLC
7.487% due 03/25/2031	GBP	50,689	92,421

Sabine Pass Liquefaction LLC
4.500% due 05/15/2030		$76,758	86,293

Sands China Ltd.
3.800% due 01/08/2026		47,460	50,648
4.375% due 06/18/2030		31,520	33,420
4.600% due 08/08/2023		29,100	31,192
5.125% due 08/08/2025		40,000	44,815
5.400% due 08/08/2028		34,362	39,342

Santos Finance Ltd.
4.125% due 09/14/2027		3,700	3,900

Saudi Arabian Oil Co.
3.250% due 11/24/2050		41,600	37,715

Seagate HDD Cayman
4.091% due 06/01/2029		2,900	2,961
4.125% due 01/15/2031		12,329	12,542

Sensata Technologies, Inc.
4.375% due 02/15/2030		3,500	3,673

Six Flags Theme Parks, Inc.
7.000% due 07/01/2025		9,385	10,165

Southwest Airlines Co.
5.125% due 06/15/2027		38,100	43,837
5.250% due 05/04/2025		13,284	15,126

Spirit AeroSystems, Inc.
4.600% due 06/15/2028		2,800	2,749

Sprint Spectrum Co. LLC
3.360% due 03/20/2023		3,458	3,489
4.738% due 09/20/2029		92,000	98,792
5.152% due 09/20/2029		98,830	112,913

Standard Industries, Inc.
4.375% due 07/15/2030		5,240	5,295

Staples, Inc.
7.500% due 04/15/2026		2,541	2,684

Studio City Finance Ltd.
5.000% due 01/15/2029		9,300	9,346

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2021	35

Consolidated Schedule of Investments PIMCO Income Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Sutter Health
2.294% due 08/15/2030		$4,300	$4,228
3.161% due 08/15/2040		12,800	12,779
3.361% due 08/15/2050		31,200	30,960

Syngenta Finance NV
3.933% due 04/23/2021		12,200	12,223
4.441% due 04/24/2023		7,700	8,071
4.892% due 04/24/2025		7,400	7,926
5.182% due 04/24/2028		17,100	18,508

T-Mobile USA, Inc.
2.250% due 02/15/2026		11,600	11,698
2.625% due 04/15/2026		65,100	66,446
3.375% due 04/15/2029		65,800	66,417
3.500% due 04/15/2031		65,650	66,224

Tenet Healthcare Corp.
4.625% due 07/15/2024		3,356	3,429

Teva Pharmaceutical Finance BV
3.650% due 11/10/2021		14,005	14,142

Teva Pharmaceutical Finance Co. BV
3.650% due 11/10/2021		8,171	8,255

Teva Pharmaceutical Finance Netherlands BV
1.250% due 03/31/2023	EUR	9,700	11,182
2.200% due 07/21/2021		$57,481	57,517
2.800% due 07/21/2023		11,394	11,358
3.250% due 04/15/2022	EUR	70,700	84,132
6.000% due 01/31/2025		21,400	27,684

Times Square Hotel Trust
8.528% due 08/01/2026		$1,088	1,190

Topaz Solar Farms LLC
4.875% due 09/30/2039		10,467	11,427
5.750% due 09/30/2039		76,045	87,208

TransCanada PipeLines Ltd.
6.200% due 10/15/2037		2,616	3,399

TransDigm, Inc.
5.500% due 11/15/2027		7,792	8,077

Transocean Guardian Ltd.
5.875% due 01/15/2024		2,561	2,245

Transocean, Inc.
7.250% due 11/01/2025		20,028	12,918
7.500% due 01/15/2026		15,644	9,973
8.000% due 02/01/2027		25,381	15,054

Travel + Leisure Co.
3.900% due 03/01/2023		15,684	16,200
4.250% due 03/01/2022		798	809
4.625% due 03/01/2030		7,940	8,244
5.650% due 04/01/2024		7,972	8,648
6.000% due 04/01/2027		5,922	6,577

Triumph Group, Inc.
5.250% due 06/01/2022		5,893	5,856
6.250% due 09/15/2024		7,634	7,775

U.S. Airways Pass-Through Trust
7.125% due 04/22/2025		648	667

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

U.S. Renal Care, Inc.
10.625% due 07/15/2027		$14,550	$16,032

United Airlines Pass-Through Trust
2.700% due 11/01/2033		5,320	5,187
4.000% due 10/11/2027		3,553	3,683
4.150% due 02/25/2033		4,148	4,441
5.875% due 04/15/2029		205,771	228,587

United Group BV
3.125% due 02/15/2026	EUR	31,300	35,637
3.250% due 02/15/2026 •		5,550	6,384
3.625% due 02/15/2028		31,600	36,043
4.875% due 07/01/2024		4,329	5,171

Univision Communications, Inc.
5.125% due 02/15/2025		$104,268	105,767
6.625% due 06/01/2027		92,205	98,641
9.500% due 05/01/2025		17,260	18,986

Vail Resorts, Inc.
6.250% due 05/15/2025		8,670	9,255

Valaris PLC
5.750% due 10/01/2044 ^(d)		26,218	3,048
7.750% due 02/01/2026 ^(d)		4,216	448

Vale Overseas Ltd.
3.750% due 07/08/2030		14,000	14,639
6.250% due 08/10/2026		37,881	45,123
6.875% due 11/21/2036		13,351	17,774
6.875% due 11/10/2039		8,268	11,058

ViaSat, Inc.
5.625% due 09/15/2025		17,993	18,312
6.500% due 07/15/2028		21,700	22,885

Viking Ocean Cruises Ship Ltd.
5.625% due 02/15/2029		7,300	7,393

VMware, Inc.
3.900% due 08/21/2027		9,090	9,930
4.700% due 05/15/2030		13,284	15,335

Walt Disney Co.
3.500% due 05/13/2040		39,771	42,140
3.600% due 01/13/2051 (m)		70,077	74,769
3.800% due 05/13/2060		47,248	52,112
4.700% due 03/23/2050		20,000	25,106

Wesleyan University
4.781% due 07/01/2116		10,045	11,997

Western Digital Corp.
4.750% due 02/15/2026		43,542	48,057

Western Midstream Operating LP
2.325% (US0003M + 1.850%) due 01/13/2023 ~		9,325	9,143

Westinghouse Air Brake Technologies Corp.
3.200% due 06/15/2025		3,460	3,664

Windstream Escrow LLC
7.750% due 08/15/2028		84,161	85,869

WMG Acquisition Corp.
2.750% due 07/15/2028	EUR	15,400	18,445
3.875% due 07/15/2030		$6,790	6,866

36	PIMCO INCOME FUND	See Accompanying Notes

March 31, 2021

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Wynn Las Vegas LLC
5.250% due 05/15/2027		$6,900	$7,234

Wynn Macau Ltd.
5.125% due 12/15/2029 (m)		15,398	15,810
5.500% due 01/15/2026		45,800	47,861
5.500% due 10/01/2027		20,028	20,954
5.625% due 08/26/2028		27,000	28,274

Yellowstone Energy LP
5.750% due 12/31/2026 «		3,728	4,128

Zayo Group Holdings, Inc.
4.000% due 03/01/2027		44,809	44,083
6.125% due 03/01/2028		16,093	16,543

			12,709,469

UTILITIES 3.8%

AT&T, Inc.
2.250% due 02/01/2032		43,033	40,989
3.100% due 02/01/2043		93,811	87,735
3.300% due 02/01/2052		93,941	84,765
3.500% due 06/01/2041		140,790	139,180
3.500% due 09/15/2053		4,360	4,037
3.500% due 02/01/2061		107,103	97,384
3.550% due 09/15/2055		6,169	5,656
3.650% due 06/01/2051		171,766	166,430
3.800% due 12/01/2057		12,317	11,741
3.850% due 06/01/2060		119,330	114,332

Edison International
2.400% due 09/15/2022		12,201	12,449
3.125% due 11/15/2022		9,207	9,520
3.550% due 11/15/2024		12,107	13,022
5.750% due 06/15/2027		13,819	16,141

Enable Midstream Partners LP
4.400% due 03/15/2027		4,145	4,486
4.950% due 05/15/2028		4,342	4,791

FirstEnergy Corp.
3.400% due 03/01/2050		5,900	5,190
4.400% due 07/15/2027		2,000	2,152
5.350% due 07/15/2047		2,500	2,812

Gazprom Neft OAO Via GPN Capital S.A.
4.375% due 09/19/2022		94,910	98,754
6.000% due 11/27/2023		255,580	281,730

Gazprom OAO Via Gaz Capital S.A.
4.250% due 04/06/2024	GBP	4,500	6,608

Gazprom PJSC via Gaz Finance PLC
1.500% due 02/17/2027	EUR	137,850	159,672
2.950% due 01/27/2029		$93,400	88,894
3.000% due 06/29/2027		12,000	11,844

Greenko Dutch BV
3.850% due 03/29/2026		32,600	32,820

Greenko Investment Co.
4.875% due 08/16/2023		8,200	8,341

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Greenko Solar Mauritius Ltd.
5.950% due 07/29/2026		$8,100	$8,681

Lumen Technologies, Inc.
4.000% due 02/15/2027		13,494	13,802

Metropolitan Edison Co.
4.300% due 01/15/2029		2,840	3,133

Mid-Atlantic Interstate Transmission LLC
4.100% due 05/15/2028		2,711	2,941

Odebrecht Drilling Norbe Ltd.
6.350% due 12/01/2021 ^		613	607

Odebrecht Drilling Norbe Ltd. (6.350% Cash and 1.000% PIK)
7.350% due 12/01/2026 ^(c)		11,740	4,666

Odebrecht Offshore Drilling Finance Ltd.
6.720% due 12/01/2022 ^		970	953

Pacific Gas & Electric Co.
1.367% due 03/10/2023		118,100	118,147
2.100% due 08/01/2027		23,031	22,582
2.500% due 02/01/2031		43,159	40,756
2.950% due 03/01/2026		60,959	62,879
3.150% due 01/01/2026		211,839	220,847
3.250% due 06/15/2023		106,354	110,820
3.250% due 06/01/2031		13,400	13,369
3.300% due 03/15/2027		44,370	46,316
3.300% due 12/01/2027		146,911	153,647
3.300% due 08/01/2040		17,093	15,525
3.400% due 08/15/2024		87,138	92,385
3.450% due 07/01/2025		157,836	167,165
3.500% due 06/15/2025		98,295	104,303
3.500% due 08/01/2050		94,963	82,692
3.750% due 02/15/2024		73,535	78,250
3.750% due 07/01/2028		175,738	186,463
3.750% due 08/15/2042		9,140	8,405
3.850% due 11/15/2023		38,144	40,501
3.950% due 12/01/2047		42,745	39,497
4.000% due 12/01/2046		45,016	41,934
4.200% due 06/01/2041		9,400	9,372
4.250% due 08/01/2023		57,204	61,056
4.250% due 03/15/2046		46,511	44,690
4.300% due 03/15/2045		24,491	23,909
4.450% due 04/15/2042		51,292	50,791
4.500% due 07/01/2040		156,297	158,869
4.500% due 12/15/2041		21,591	20,995
4.550% due 07/01/2030 (m)		303,698	329,630
4.600% due 06/15/2043		23,086	23,373
4.650% due 08/01/2028		15,900	17,528
4.750% due 02/15/2044		18,737	19,233
4.950% due 07/01/2050		263,253	271,171

Pennsylvania Electric Co.
3.600% due 06/01/2029		220	232

Petrobras Global Finance BV
5.093% due 01/15/2030		214,264	222,964
6.250% due 12/14/2026	GBP	4,610	7,143
6.625% due 01/16/2034		8,700	13,445

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2021	37

Consolidated Schedule of Investments PIMCO Income Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
6.850% due 06/05/2115	$7,796	$8,026

Rio Oil Finance Trust
8.200% due 04/06/2028	25,705	29,368
9.250% due 07/06/2024	13,657	15,194
9.750% due 01/06/2027	21,555	25,273

San Diego Gas & Electric Co.
3.750% due 06/01/2047	518	552

Southern California Edison Co.
3.650% due 02/01/2050	13,766	13,642
4.000% due 04/01/2047	4,000	4,127
4.125% due 03/01/2048	863	907
4.875% due 03/01/2049	2,032	2,364
5.750% due 04/01/2035	2,126	2,740
6.000% due 01/15/2034	582	762
6.650% due 04/01/2029	6,466	7,878

Southern California Gas Co.
5.125% due 11/15/2040	910	1,130

Sprint Communications, Inc.
6.000% due 11/15/2022	27,894	29,881

Sprint Corp.
7.125% due 06/15/2024	29,900	34,460
7.250% due 09/15/2021	183,956	188,803
7.625% due 02/15/2025	16,900	20,174
7.625% due 03/01/2026	20,010	24,537
7.875% due 09/15/2023	94,430	108,052

Systems Energy Resources, Inc.
2.140% due 12/09/2025	26,100	25,505

Talen Energy Supply LLC
6.625% due 01/15/2028	6,812	6,825

Transocean Phoenix Ltd.
7.750% due 10/15/2024	3,184	3,096

Transocean Proteus Ltd.
6.250% due 12/01/2024	2,820	2,686

Verizon Communications, Inc.
2.550% due 03/21/2031	37,600	37,599
3.400% due 03/22/2041	50,710	51,553
3.550% due 03/22/2051	31,200	31,213
3.700% due 03/22/2061	31,100	30,794
4.000% due 03/22/2050	3,000	3,234

Virginia Electric & Power Co.
4.600% due 12/01/2048	2,400	2,953

		5,180,470

Total Corporate Bonds & Notes (Cost $29,520,168)		31,169,208

CONVERTIBLE BONDS & NOTES 0.0%

INDUSTRIALS 0.0%

Multiplan Corp.
6.000% due 10/15/2027	56,500	47,997

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
UTILITIES 0.0%

Ensco Jersey Finance Ltd.
3.000% due 01/31/2024 ^(d)	$3,330	$699

Total Convertible Bonds & Notes (Cost $57,576)		48,696

MUNICIPAL BONDS & NOTES 0.1%

CALIFORNIA 0.0%

Bay Area Toll Authority, California Revenue Bonds, (BABs), Series 2010
6.907% due 10/01/2050	4,500	7,440

ILLINOIS 0.1%

Chicago, Illinois General Obligation Bonds, Series 2015
7.750% due 01/01/2042	4,714	5,229

Chicago, Illinois General Obligation Bonds, Series 2017
7.045% due 01/01/2029	8,375	9,649

Illinois State General Obligation Bonds, (BABs), Series 2010
6.630% due 02/01/2035	21,905	26,245
6.725% due 04/01/2035	6,975	8,423
7.350% due 07/01/2035	14,630	18,178

Illinois State General Obligation Bonds, Series 2003
5.100% due 06/01/2033	15,510	17,474

		85,198

IOWA 0.0%

Iowa Tobacco Settlement Authority Revenue Bonds, Series 2005
6.500% due 06/01/2023	115	117

PUERTO RICO 0.0%

Commonwealth of Puerto Rico General Obligation Bonds, Series 2007
5.000% due 07/01/2028 ^(d)	1,005	883
5.250% due 07/01/2037 ^(d)	5,635	4,966

Commonwealth of Puerto Rico General Obligation Bonds, Series 2008
5.125% due 07/01/2028 ^(d)	1,775	1,557
5.900% due 07/01/2028 ^(d)	7,215	6,214

Commonwealth of Puerto Rico General Obligation Bonds, Series 2009
5.750% due 07/01/2038 ^(d)	4,350	3,763
6.000% due 07/01/2039 ^(d)	4,805	4,180

Commonwealth of Puerto Rico General Obligation Bonds, Series 2011
5.375% due 07/01/2030 ^(d)	9,445	8,087

38	PIMCO INCOME FUND	See Accompanying Notes

March 31, 2021

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.750% due 07/01/2041 ^(d)	$8,200	$7,093
6.500% due 07/01/2040 ^(d)	1,640	1,439

Commonwealth of Puerto Rico General Obligation Bonds, Series 2012
5.000% due 07/01/2041 ^(d)	22,065	17,873
5.500% due 07/01/2039 ^(d)	29,275	24,591

Commonwealth of Puerto Rico General Obligation Bonds, Series 2014
8.000% due 07/01/2035 ^(d)	2,665	2,099

		82,745

TEXAS 0.0%

Texas Public Finance Authority Revenue Notes, Series 2014
8.250% due 07/01/2024	2,335	2,346

Total Municipal Bonds & Notes (Cost $114,036)		177,846

U.S. GOVERNMENT AGENCIES 36.0%

Fannie Mae
0.178% due 12/25/2036 •	35	35
0.219% due 09/25/2031 •	1,867	1,840
0.229% due 03/25/2034 •	7	7
0.259% due 08/25/2034 •	4	4
0.459% due 03/25/2044 •	6	6
0.508% due 04/18/2028 - 09/18/2031 •	2	3
0.509% due 11/25/2021 - 08/25/2036 •	12	11
0.559% due 07/25/2021 - 06/25/2049 •	11,071	11,188
0.656% due 09/25/2022 ~(a)	29,031	107
0.764% due 02/25/2022 ~(a)	74,790	177
1.009% due 05/25/2021 - 10/25/2021 •	1	1
1.210% due 03/25/2022 •	2	2
1.309% due 01/25/2024 •	2	2
1.310% due 01/25/2022 •	1	1
1.409% due 11/25/2021 •	1	1
1.579% due 10/01/2044 •	2	2
1.747% due 02/01/2034 •	472	485
1.753% due 03/01/2033 •	9	9
1.779% due 10/01/2040 •	23	24
1.800% due 11/01/2033 •	13	13
1.810% due 08/01/2033 •	13	14
1.820% due 02/01/2032 •	5	5
1.840% due 12/01/2035 •	15	15
2.160% due 10/01/2034 •	85	85
2.207% due 10/01/2032 •	6	6
2.215% due 10/01/2033 •	1	1
2.295% due 10/01/2025 •	7	7
2.319% due 09/01/2035 •	5	5
2.340% due 12/01/2033 •	9	9

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.370% due 10/01/2035 •	$70	$70
2.375% due 09/01/2024 •	35	35
2.398% due 10/01/2036 •	2	2
2.419% due 01/25/2022 ~(a)	5,651	50
2.447% due 03/01/2033 •	155	155
2.500% due 08/01/2032 •	4	4
2.500% due 04/25/2042 - 08/25/2042	26,753	27,872
2.506% due 09/25/2042 •	2,410	1,931
2.510% due 07/01/2032 •	5	5
2.723% due 10/01/2025 •	1	1
2.750% due 09/01/2024 •	16	16
2.887% due 04/01/2024 •	1	1
2.890% due 09/01/2024 •	1	1
2.895% due 06/01/2032 •	42	42
3.000% due 06/25/2027 - 06/25/2042 (a)	44,408	2,888
3.020% due 11/01/2029 - 09/01/2031 •	56	56
3.251% due 09/01/2030 •	8	8
3.379% due 04/01/2033 •	1	1
3.389% due 04/01/2032 •	17	17
3.500% due 08/01/2026 •	1	1
3.525% due 07/01/2032 •	40	40
3.529% due 09/01/2033 •	1	1
3.602% due 04/01/2028 •	5	5
3.690% due 05/01/2024 •	13	13
3.693% due 03/01/2036 •	2	2
3.700% due 05/01/2024 •	5	5
3.850% due 12/01/2027 •	3	3
4.000% due 07/01/2041 - 01/01/2059	9,742	10,477
4.000% due 12/25/2042 - 12/25/2047 (a)	3,247	293
4.064% due 04/01/2027 •	34	34
4.500% due 12/25/2039 - 07/25/2040	5,560	5,988
4.500% due 12/25/2042 (a)	1,536	255
5.000% due 08/25/2033 - 06/25/2043	32,208	36,646
5.500% due 11/25/2032 - 06/01/2048	9,619	11,165
5.741% due 03/25/2041 •(a)	3,570	606
5.837% due 06/25/2043 •(a)	3,822	568
5.891% due 11/25/2049 •(a)	32,403	6,433
5.921% due 06/25/2037 •(a)	647	125
5.941% due 03/25/2037 - 03/25/2049 •(a)	14,672	2,624
5.961% due 12/25/2036 - 02/25/2037 •(a)	1,857	317
5.991% due 04/25/2037 •(a)	1,049	191
6.000% due 06/25/2029 - 09/25/2031	1,467	1,668
6.001% due 04/25/2037 •(a)	1,589	265
6.041% due 08/25/2035 - 02/25/2043 •(a)	6,250	936

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2021	39

Consolidated Schedule of Investments PIMCO Income Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
6.191% due 01/25/2038 •(a)	$2,407	$418
6.241% due 01/25/2040 •(a)	3,086	494
6.271% due 03/25/2037 •(a)	3,304	596
6.291% due 05/25/2037 •(a)	947	161
6.301% due 06/25/2037 •(a)	3,608	711
6.331% due 04/25/2037 •(a)	2,463	512
6.341% due 12/25/2037 - 10/25/2039 •(a)	3,984	559
6.441% due 10/25/2036 - 06/25/2040 •(a)	2,490	443
6.491% due 11/25/2035 •(a)	433	52
6.500% due 06/25/2028 - 02/25/2033	77	87
6.541% due 11/25/2036 •(a)	747	118
6.591% due 03/25/2036 •(a)	1,627	272
6.681% due 04/25/2037 •(a)	1,682	334
6.850% due 12/18/2027	4	5
6.891% due 02/25/2038 •(a)	7,553	1,579
6.900% due 05/25/2023	6	6
7.000% due 07/25/2022 - 01/25/2048	187	209
7.091% due 02/25/2037 •(a)	613	133
7.500% due 07/25/2022 - 06/25/2042	23	27
7.500% due 06/25/2042 ~	17	19
7.597% due 11/25/2042 •	52	53
7.625% due 01/17/2040 ~	77	77
8.500% due 06/25/2030	97	119
17.026% due 03/25/2038 •	587	764
20.083% due 04/25/2023 •(a)	7	1

Fannie Mae, TBA
3.000% due 06/01/2051	1,458,340	1,518,497

Freddie Mac
0.000% due 08/15/2056 - 08/15/2057 (b)(g)	216,302	183,249
0.369% due 08/25/2031 •	10	9
0.506% due 12/15/2046 •	32,123	32,396
0.556% due 06/15/2049 •	18,419	18,606
0.733% due 01/25/2023 ~(a)	166,394	1,820
1.132% due 06/25/2021 ~(a)	30,856	0
1.156% due 09/25/2030 ~(a)	203,291	18,567
1.285% due 12/25/2021 ~(a)	88,027	317
1.381% due 06/25/2030 ~(a)	88,680	9,408
1.433% due 05/25/2030 ~(a)	309,272	35,049

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
1.659% due 07/25/2044 •	$7	$7
1.665% due 02/01/2037 •	4	4
1.696% due 10/15/2023 •	49	50
2.100% due 02/01/2033 •	1	1
2.208% due 04/01/2036 •	6	6
2.242% due 06/01/2037 •	1	1
2.245% due 12/01/2037 •	2	2
2.258% due 09/01/2037 •	1	1
2.349% due 10/01/2032 •	8	8
2.350% due 01/01/2033 •	8	8
2.355% due 09/01/2031 •	123	122
2.363% due 09/01/2034 •	31	31
2.370% due 08/01/2034 •	1	1
2.376% due 08/01/2024 •	1	1
2.382% due 01/15/2038 ~(a)	28,769	1,874
2.396% due 07/01/2034 •	36	39
2.404% due 11/01/2031 •	10	10
2.410% due 02/01/2036 •	2	2
2.430% due 12/01/2033 •	44	45
2.437% due 12/01/2034 •	9	9
2.475% due 06/01/2033 •	4	4
2.495% due 09/01/2037 •	1	1
2.496% due 09/01/2033 •	40	41
2.500% due 09/01/2032 •	25	25
2.503% due 09/01/2024 •	3	3
2.539% due 01/01/2035 •	62	66
2.562% due 08/01/2036 •	1	1
2.602% due 09/01/2037 •	1	1
2.607% due 05/01/2035 •	20	20
2.613% due 07/01/2033 •	4	4
2.665% due 09/01/2033 •	2	2
2.696% due 03/01/2032 •	96	97
2.818% due 03/01/2031 •	7	7
2.823% due 01/01/2035 •	24	25
2.860% due 09/01/2037 •	2	2
2.872% due 05/01/2029 •	14	14
2.903% due 09/01/2023 •	2	2
2.977% due 11/01/2029 •	61	61
3.000% due 03/15/2027 - 10/15/2047 (a)	58,656	9,163
3.000% due 02/01/2047 - 11/01/2048 (m)	143,986	150,844
3.000% due 08/01/2032 - 03/01/2049	455,952	478,820
3.010% due 07/01/2025 •	2	2
3.180% due 05/01/2033 - 07/01/2033 •	21	21
3.185% due 11/01/2035 •	57	61
3.281% due 04/01/2033 •	1	1
3.500% due 08/15/2042 - 05/01/2049	335,800	356,185
3.500% due 12/15/2042 (a)	6,889	1,049
3.500% due 11/01/2047 - 09/01/2048 (m)	419,653	444,905
3.591% due 06/25/2041 ~(a)	3,500	0
3.639% due 05/01/2037 •	2	2

40	PIMCO INCOME FUND	See Accompanying Notes

March 31, 2021

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
4.000% due 08/01/2040 - 08/01/2048	$257,170	$277,871
4.000% due 11/01/2047 - 01/01/2048 (m)	89,708	96,811
4.000% due 09/15/2048 (a)	11,104	941
4.210% due 09/25/2035 ~(a)	83,786	20,139
4.500% due 06/01/2048	6,632	7,239
4.710% due 03/01/2025 •	3	3
5.000% due 02/15/2024 - 05/15/2038	4,237	4,870
5.114% due 03/15/2036 •(a)	956	55
5.500% due 08/15/2036 - 06/15/2041	26,824	30,802
5.625% due 08/01/2037	91	102
5.844% due 11/15/2037 •(a)	7,577	1,281
5.944% due 08/15/2037 •(a)	968	164
6.000% due 12/01/2023 - 02/15/2032	1,354	1,555
6.094% due 06/15/2038 - 01/15/2042 •(a)	5,758	921
6.334% due 03/15/2037 •(a)	4,783	886
6.344% due 03/15/2037 - 06/15/2039 •(a)	2,354	458
6.444% due 09/15/2036 •(a)	2,009	352
6.464% due 09/15/2036 •(a)	1,204	211
6.500% due 11/15/2021 - 11/25/2049	8,005	9,349
6.544% due 04/15/2036 - 05/15/2036 •(a)	7,455	1,559
6.594% due 04/15/2026 •(a)	554	55
6.644% due 01/15/2037 •(a)	754	138
6.750% due 01/15/2024	2	2
7.000% due 05/15/2021 - 09/01/2047	345	373
7.044% due 08/15/2036 •(a)	2,087	411
7.094% due 07/15/2034 •(a)	1,755	148
7.250% due 09/15/2030	15	18
7.500% due 11/15/2021 - 09/15/2030	138	164
7.689% due 12/15/2042 •	2,457	2,848
8.500% due 06/15/2031	51	62
8.854% due 05/15/2023 •	2	2
9.350% due 11/15/2043 •	18,958	23,953
9.510% due 08/15/2044 •	10,401	12,416
9.688% due 01/15/2041 •	1,371	1,681
10.648% due 02/15/2040 •	605	744
15.888% due 12/15/2031 - 02/15/2032 •	631	850
16.610% due 09/15/2034 •	206	217
19.676% due 02/15/2024 •	7	8
20.134% due 11/15/2023 •	8	10
20.654% due 10/15/2031 •	28	36
21.150% due 02/15/2024 •	3	3

Ginnie Mae
0.088% due 08/16/2048 ~(a)	8,119	53
0.271% due 11/16/2043 ~(a)	12,719	87
0.389% due 10/16/2053 ~(a)	2,135	13
0.520% due 10/20/2062 •	5,087	5,098

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.590% due 03/20/2063 •	$1,006	$1,010
0.770% due 07/20/2063 •	225	226
0.870% due 11/20/2065 - 08/20/2066 •	47,921	48,648
0.890% due 10/20/2066 •	15,320	15,576
0.900% due 09/20/2066 •	7,964	8,090
0.920% due 05/20/2066 - 09/20/2066 •	105,316	107,120
0.950% due 08/20/2066 •	12,852	13,096
0.970% due 04/20/2066 - 11/20/2066 •	33,708	34,381
0.987% due 03/16/2051 ~(a)	867	5
1.120% due 03/20/2066 - 01/20/2067 •	37,321	38,222
1.270% due 03/20/2066 •	8,706	8,958
1.336% due 04/20/2068 •	32,442	32,742
1.904% due 04/20/2067 •	39,407	39,985
2.125% (H15T1Y + 1.500%) due 10/20/2025 ~	3	3
2.125% due 12/20/2026 - 12/20/2033 •	45	45
2.250% due 08/20/2027 - 10/20/2029 •	36	36
2.750% due 08/20/2033 •	5	5
2.875% (H15T1Y + 1.500%) due 06/20/2022 ~	1	1
2.875% due 06/20/2027 - 06/20/2032 •	84	86
3.000% (H15T1Y + 1.500%) due 02/20/2024 - 01/20/2026 ~	3	3
3.000% due 01/20/2027 - 01/20/2035 •	64	66
3.000% due 01/20/2042 - 11/20/2048	967	1,020
3.500% due 01/20/2042 - 03/20/2043 (a)	1,149	114
3.500% due 03/20/2046 - 08/20/2047 (m)	195,835	217,260
3.500% due 01/20/2045 - 03/15/2048	10,660	11,678
4.000% due 06/20/2039 - 01/20/2049	56,789	63,061
4.000% due 03/20/2043 (a)	1,736	152
4.000% due 10/20/2044 - 08/20/2048 (m)	313,741	340,178
4.500% due 07/20/2032 - 01/20/2049	3,894	4,241
4.500% due 04/20/2048 - 02/20/2049 (m)	288,314	312,676
5.000% due 07/20/2033	198	214
5.500% due 04/20/2037	107	127
5.625% due 07/20/2037	86	95
6.089% due 10/20/2047 •(a)	16,491	3,388
6.100% due 06/15/2028 - 01/15/2029	295	331
6.490% due 01/15/2028 - 01/15/2029	405	456

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2021	41

Consolidated Schedule of Investments PIMCO Income Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Ginnie Mae, TBA
2.000% due 04/01/2051 - 05/01/2051	$85,000	$85,778
2.500% due 04/01/2051 - 05/01/2051	85,000	87,560
3.500% due 05/01/2051	64,000	67,585

Small Business Administration
5.370% due 04/01/2028	189	206

Uniform Mortgage-Backed Security
2.500% due 08/01/2027 - 02/01/2051	1,655,770	1,705,124
2.500% due 07/01/2050 - 01/01/2051 (m)	1,223,394	1,258,090
3.000% due 11/01/2025 - 08/01/2050	2,115,028	2,224,741
3.000% due 08/01/2049 - 05/01/2050 (m)	2,567,170	2,699,791
3.500% due 10/01/2025 - 07/01/2050	1,450,889	1,540,730
3.500% due 08/01/2047 - 05/01/2050 (m)	653,493	691,731
4.000% due 09/01/2023 - 11/01/2050	3,179,241	3,430,240
4.000% due10/01/2045 - 09/01/2050 (m)	3,770,841	4,044,559
4.500% due 08/01/2023 - 02/01/2050	178,062	195,454
4.500% due 02/01/2050 (m)	153,019	166,175
5.000% due 06/01/2024 - 06/01/2049	16,318	18,080
5.500% due 05/01/2027 - 01/01/2029	131	147
6.000% due 12/01/2032 - 09/01/2040	14,389	17,154

Uniform Mortgage-Backed Security, TBA
2.000% due 04/01/2036 - 06/01/2051	12,347,876	12,418,836
2.500% due 05/01/2036 - 06/01/2051	8,076,150	8,272,637
3.000% due 04/01/2051 - 05/01/2051	4,285,260	4,464,705
3.500% due 05/01/2036	5,000	5,331
4.000% due 04/01/2051	44,637	47,894
5.000% due 04/01/2051	50,850	56,341

Vendee Mortgage Trust
6.500% due 09/15/2024	24	26

Total U.S. Government Agencies (Cost $48,521,934)		48,702,368

U.S. TREASURY OBLIGATIONS 10.9%

U.S. Treasury Bonds
2.250% due 08/15/2046 (q)	4,400	4,272
2.500% due 02/15/2045 (m)(q)	77,400	79,048

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.500% due 02/15/2046 (q)	$1,675	$1,708
2.500% due 05/15/2046 (m)(q)	4,955	5,052
2.750% due 11/15/2047 (q)	100	107
2.875% due 05/15/2043 (m)(q)	118,245	129,404
2.875% due 08/15/2045 (m)(q)	858,035	937,236
2.875% due 11/15/2046 (m)(o)(q)	542,700	593,175
3.000% due 11/15/2044 (m)	615,851	686,842
3.000% due 08/15/2048 (q)	2,575	2,891
3.000% due 02/15/2049 (m)(q)	166,412	187,022
3.125% due 02/15/2043 (m)(q)	276,160	314,326
3.125% due 08/15/2044 (m)(o)(q)	478,709	544,961
3.375% due 05/15/2044 (m)(o)(q)	712,309	843,557
3.625% due 08/15/2043 (m)(q)	679,488	834,284
3.625% due 02/15/2044 (m)(q)	494,249	607,830
3.750% due 11/15/2043 (m)(o)(q)	355,213	444,446
6.250% due 05/15/2030 (m)(q)	845	1,180

U.S. Treasury Inflation Protected Securities (h)
0.125% due 10/15/2024 (o)(q)	449,254	486,105
0.125% due 07/15/2030 (m)(o)	1,531,287	1,663,488
0.250% due 01/15/2025 (o)	762	828
0.250% due 07/15/2029 (m)(o)	1,611,035	1,774,064
0.250% due 02/15/2050 (m)	216,280	226,464
0.375% due 01/15/2027 (o)	18,961	20,925
0.500% due 04/15/2024	73	79
0.500% due 01/15/2028 (o)	4,969	5,537
0.625% due 02/15/2043 (m)	27,211	30,799
0.750% due 07/15/2028 (o)(q)	930,253	1,061,479
0.750% due 02/15/2042 (m)(o)	215,351	249,326
0.750% due 02/15/2045 (m)	172,157	199,560
0.875% due 02/15/2047 (m)(o)	213,773	257,915
1.000% due 02/15/2046 (o)	137,482	168,681
1.000% due 02/15/2048 (m)(o)	200,351	249,735
1.000% due 02/15/2049 (m)(o)	582,017	730,116
1.375% due 02/15/2044 (o)	109,460	143,246
2.125% due 02/15/2040	60,988	87,580

42	PIMCO INCOME FUND	See Accompanying Notes

March 31, 2021

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.125% due 02/15/2041	$15,407	$22,316
2.500% due 01/15/2029 (o)	21,839	27,960

U.S. Treasury Notes
1.125% due 02/29/2028	52,824	51,908
1.125% due 02/15/2031 (o)(q)	1,044,596	987,062
2.250% due 11/15/2024 (m)	965	1,024
2.750% due 02/28/2025	400	433

Total U.S. Treasury Obligations (Cost $14,465,377)		14,663,971

NON-AGENCY MORTGAGE-BACKED SECURITIES 27.7%

20 Times Square Trust
3.100% due 05/15/2035 ~	138,309	135,545

Adjustable Rate Mortgage Trust
0.469% due 08/25/2036 •	144	91
0.529% due 06/25/2037 •	459	458
0.609% due 10/25/2035 •	11	11
0.609% due 03/25/2036 •	887	463
0.649% due 11/25/2035 •	4,032	3,867
0.649% due 01/25/2036 •	782	769
1.259% due 01/25/2035 ^•	6,134	5,792
2.550% due 07/25/2035 ~	1,568	1,575
2.723% due 01/25/2036 ^~	132	128
2.769% due 11/25/2035 ^~	263	239
2.829% due 01/25/2036 ^~	751	708
3.056% due 11/25/2035 ^~	435	390
3.061% due 05/25/2035 ~	4,105	4,131
3.121% due 03/25/2036 ~	12,221	6,166
3.144% due 02/25/2036 ^~	1,813	1,448
3.145% due 01/25/2036 ^~	4,965	4,459

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.201% due 09/25/2035 ^~		$863	$826
3.335% due 11/25/2035 ^~		83	81
3.470% due 08/25/2036 ~		3,244	751

Alternative Loan Trust
6.000% due 11/25/2034		4,120	4,340

American General Mortgage Loan Trust
0.000% due 09/25/2048 (g)		240,239	239,783

American Home Mortgage Assets Trust
0.299% due 12/25/2046 ^•		36,956	31,762
0.299% due 06/25/2047 ^•		109	102
0.319% due 10/25/2046 •		221	150
0.489% due 05/25/2046 ^•		9,118	8,169
0.489% due 09/25/2046 ^•		13,646	13,271
1.179% due 11/25/2046 •		102,540	46,001
6.750% due 06/25/2037 ^þ		6,857	6,575

American Home Mortgage Investment Trust
0.389% due 03/25/2046 •		10,940	10,454
0.429% due 06/25/2046 •		12,256	3,868
0.709% due 11/25/2045 •		250	220
1.720% due 10/25/2034 •		1,994	2,035
1.829% due 09/25/2035 •		38,038	22,394
1.951% due 12/25/2035 •		268	145
1.951% due 11/25/2045 ^•		27,391	17,438
2.201% due 02/25/2045 •		3,912	3,956
5.908% due 09/25/2035 þ		26,817	19,486

Asti Finance SRL
0.092% due 05/27/2050 •	EUR	1,021	1,197

Avon Finance PLC
0.000% due 11/28/2049 (b)(g)	GBP	27,160	29,794
0.000% due 11/28/2049 (g)		1,900	81,554
0.949% due 09/20/2048 •		101,635	140,416
1.449% due 11/28/2049 •		639,860	893,766
1.549% due 09/20/2048 •		11,604	15,967
2.049% due 09/20/2048 •		11,605	15,940
2.149% due 11/28/2049 •		66,994	93,547
2.549% due 09/20/2048 •		8,778	12,050
2.699% due 11/28/2049 •		28,517	39,781
3.549% due 11/28/2049 •		17,653	24,826
4.049% due 11/28/2049 •		22,179	30,259
4.549% due 11/28/2049 •		23,990	32,273

BAMLL Commercial Mortgage Securities Trust
1.038% due 07/07/2043 ~(a)		$3,313	132
3.418% due 07/07/2043		2,711	2,839

Banc of America Alternative Loan Trust
0.509% due 06/25/2046 ^•		41	31
3.744% due 11/25/2021 ^~		90	67
5.500% due 10/25/2033		4,698	4,849
5.500% due 12/25/2035 ^		82	81
6.000% due 07/25/2034 «		16,668	17,222
6.000% due 03/25/2036		2,427	2,447
6.000% due 06/25/2046 ^		173	168
6.000% due 07/25/2046 ^		496	493

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2021	43

Consolidated Schedule of Investments PIMCO Income Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Banc of America Funding Corp.
3.939% due 09/25/2048 ~	$12,146	$12,596

Banc of America Funding Trust
0.389% due 07/25/2037 •	14,545	14,097
0.393% due 05/26/2037 ~	33,340	24,140
0.399% due 07/25/2037 •	12,416	12,053
0.431% due 02/20/2047 •	4,731	4,777
0.609% due 07/25/2036 ^•	29	22
0.671% due 05/20/2036 •	80,902	36,033
0.691% due 07/20/2036 •	415	416
0.731% due 09/20/2035 ^•	4,447	3,424
1.887% due 06/20/2035 ^•	454	389
2.186% due 12/20/2034 ~	278	189
2.458% due 03/20/2036 ~	343	316
2.640% due 03/20/2036 ~	49	45
2.857% due 07/20/2036 ~	2,703	2,786
2.966% due 09/20/2046 ^~	1,039	994
2.998% due 03/20/2035 ~	18	18
3.057% due 09/20/2035 ^~	259	244
3.070% due 05/20/2036 ^~	94	95
3.070% due 05/20/2036 ^~	40	40
3.128% due 05/25/2035 ~	18	16
3.177% due 10/20/2046 ^~	252	221
3.187% due 10/20/2035 ~	4,456	4,372
3.301% due 09/20/2035 ~	23	24
3.317% due 04/20/2035 ~	188	180
3.343% due 11/20/2035 ~	1,893	1,883
3.376% due 01/20/2047 ^~	112	108
3.392% due 06/20/2047 ~	2,160	2,021
3.595% due 05/20/2034 ~	433	444
3.628% due 11/20/2035 ~	3,056	2,804
5.500% due 09/25/2034	26	26
5.500% due 03/25/2036 ^	67	67
5.888% due 04/25/2037 ^þ	318	322
6.000% due 09/25/2036	1,574	1,508
6.000% due 09/25/2036 ^	170	169
6.000% due 08/25/2037 ^	196	196
6.000% due 08/25/2037 ^	3,919	3,760
6.000% due 10/26/2037 ~	7,876	7,704

Banc of America Mortgage Trust
2.371% due 02/25/2035 ~	119	118
2.372% due 12/25/2033 ~	89	89
2.560% due 02/25/2035 ~	199	206
2.613% due 11/25/2035 ^~	14	14
2.613% due 11/25/2035 ^~	104	105
2.649% due 01/25/2035 ~	10,157	10,117
2.687% due 02/25/2036 ^~	2,345	2,310
2.733% due 11/25/2035 ^~	232	225
2.769% due 09/25/2035 ~	28	29
2.812% due 01/25/2034 ~	159	162
2.862% due 12/25/2033 ~	31	32
2.885% due 07/25/2034 ~	12	12
2.896% due 01/25/2036 ^~	122	113
2.921% due 08/25/2034 ~	129	137
2.954% due 11/20/2046 ^~	27	26

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.993% due 09/25/2035 ^~		$475	$467
3.021% due 10/25/2035 ^~		16	17
3.034% due 09/25/2033 ~		1,527	1,538
3.114% due 04/25/2033 ~		55	55
3.133% due 07/25/2035 ~		718	720
3.133% due 07/25/2035 ^~		405	406
3.150% due 08/25/2035 ^~		2,306	2,319
3.299% due 06/25/2035 ~		143	135
3.360% due 04/25/2035 ^~		347	358
3.362% due 07/20/2032 ~		6	6
3.630% due 05/25/2035 ^~		1,276	1,280
3.630% due 05/25/2035 ^~		2,512	2,523
3.672% due 03/25/2033 ~		147	146
3.774% due 05/25/2034 ~		196	200
3.954% due 05/25/2033 ~		9	9
4.403% due 05/25/2033 ~		1	1
5.500% due 09/25/2035		605	591
5.500% due 09/25/2035 ^		121	118
6.000% due 09/25/2037 ^		167	167
6.000% due 07/25/2046 •		2,888	2,769

BANK
0.328% due 02/15/2061 ~(a)		215,517	4,923

Bankinter Fondo de Titulizacion de Activos
0.000% due 12/15/2040 •	EUR	2,036	2,383

Bayview Commercial Asset Trust
0.389% due 01/25/2037 •		$53	51

BCAP LLC Trust
0.250% due 08/26/2036 ~		14,212	12,824
0.279% due 01/25/2037 ^•		409	414
0.329% due 05/25/2047 ^•		5,349	5,469
0.450% due 05/26/2037 •		12,264	9,411
0.490% due 03/26/2035 ~		1,269	1,180
0.530% due 07/26/2036 ~		363	330
0.690% due 05/26/2037 •		6,102	5,998
0.849% due 11/27/2047 ~		35,358	30,755
1.291% due 11/26/2036 •		6,343	2,684
1.630% due 09/27/2037 •		7,034	7,044
2.750% due 02/26/2036 ~		31	29
2.847% due 10/26/2035 ~		5,112	5,206
2.871% due 02/26/2036 ~		2,533	2,171
2.895% due 01/26/2036 ~		1,827	1,411
2.917% due 10/26/2035 ~		3,102	2,373
2.952% due 09/26/2035 ~		15	13
2.968% due 12/20/2035 ~		14,733	9,703
3.173% due 06/26/2037 ~		8,912	8,299
3.181% due 06/27/2037 ~		7,550	6,712
3.182% due 06/26/2037 ~		1,346	1,218
3.261% due 11/26/2035 ~		466	455
3.466% due 05/26/2047 ~		6,520	5,834
5.250% due 02/26/2036 ~		836	530
5.250% due 04/26/2037		1,711	1,257
5.750% due 04/25/2037		6,179	4,296
5.953% due 04/26/2037 ~		5,918	4,181
6.000% due 07/26/2036 ~		10,358	8,196
6.000% due 08/26/2037 ~		12,622	11,604
6.205% due 08/26/2022 ~		93	66

44	PIMCO INCOME FUND	See Accompanying Notes

March 31, 2021

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
6.420% due 12/26/2036 ~	$8,807	$8,015

Bear Stearns Adjustable Rate Mortgage Trust
2.030% due 08/25/2035 ^•	7,937	6,815
2.259% due 12/25/2046 •	2,346	2,220
2.332% due 02/25/2036 ^~	98	98
2.370% due 02/25/2036 •	62	65
2.465% due 02/25/2036 ^~	3,135	2,680
2.499% due 04/25/2034 ~	726	714
2.519% due 02/25/2033 ~	2	2
2.746% due 02/25/2035 ~	1,093	1,161
2.756% due 01/25/2035 ~	174	178
2.780% due 10/25/2033 ~	183	185
2.847% due 03/25/2035 ~	714	694
2.858% due 01/25/2035 ~	26	25
2.902% due 11/25/2034 ~	427	413
2.929% due 01/25/2035 ~	474	508
3.011% due 04/25/2034 ~	458	459
3.045% due 08/25/2035 ^~	1,785	1,629
3.056% due 02/25/2036 ^~	539	535
3.175% due 07/25/2034 ~	167	164
3.180% due 05/25/2034 ~	29	28
3.218% due 05/25/2037 ~	2,858	2,816
3.220% due 08/25/2035 ^~	384	382
3.236% due 02/25/2036 ^~	41	40
3.254% due 08/25/2047 ^~	1,375	1,246
3.330% due 07/25/2034 ~	1	1
3.375% due 07/25/2034 ~	62	63
3.402% due 11/25/2034 ~	15	14
3.408% due 08/25/2047 ^~	3,045	3,028
3.424% due 09/25/2034 ~	1,613	1,644
3.466% due 05/25/2047 ^~	394	392
3.489% due 08/25/2035 ~	3,608	3,700
3.534% due 07/25/2036 ^~	2,309	2,172
3.549% due 08/25/2035 ~	573	554
3.615% due 06/25/2047 ^~	4,463	4,469
3.914% due 11/25/2034 ~	12	11
4.158% due 08/25/2035 ^~	4,320	4,247

Bear Stearns ALT-A Trust
0.429% due 02/25/2034 •	46	44
0.429% due 08/25/2036 •	13,767	13,123
0.429% due 11/25/2036 ^•	5,978	5,630
0.429% due 06/25/2046 ^•	10,226	9,475
0.549% due 04/25/2036 ^•	5,610	7,381
0.589% due 02/25/2036 •	2,864	2,886
0.749% due 04/25/2034 •	165	170
1.039% due 11/25/2034 •	11,571	9,954
1.625% due 01/25/2034 ~	41	35
1.759% due 09/25/2034 •	6,446	5,875
1.834% due 07/25/2034 •	4,507	4,780
2.125% due 09/25/2034 ~	106	108
2.499% due 04/25/2035 ~	749	759
2.548% due 10/25/2035 ^~	20,765	19,875
2.617% due 01/25/2035 ~	293	223
2.666% due 07/25/2035 ~	29,856	24,838
2.726% due 01/25/2036 ^~	6,167	6,433
2.745% due 02/25/2036 ^~	1,086	1,078

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.762% due 05/25/2035 ~		$223	$229
2.796% due 01/25/2035 ~		78	80
2.807% due 01/25/2036 ~		25,055	24,780
2.864% due 04/25/2035 ~		764	763
2.880% due 06/25/2034 ~		612	642
2.967% due 02/25/2036 ^~		1,972	1,677
2.996% due 08/25/2034 ~		1,113	1,168
3.010% due 01/25/2047 ~		2,072	1,484
3.012% due 09/25/2035 ^~		1,020	577
3.033% due 09/25/2035 ^~		4,949	3,936
3.044% due 11/25/2035 ^~		12,529	11,000
3.076% due 02/25/2034 ~		80	86
3.090% due 02/25/2036 ^~		9,065	8,914
3.104% due 05/25/2036 ~		13,928	11,327
3.118% due 04/25/2035 ~		333	313
3.136% due 11/25/2035 ^~		8,400	6,549
3.157% due 09/25/2034 ~		52	58
3.190% due 08/25/2036 ^~		313	271
3.194% due 09/25/2047 ^~		23,694	16,145
3.215% due 11/25/2036 ~		6,424	4,993
3.255% due 09/25/2035 ^~		6,848	5,162
3.292% due 04/25/2035 ~		532	499
3.320% due 05/25/2035 ~		2,214	2,243
3.343% due 03/25/2036 ^~		9,319	8,134
3.389% due 05/25/2036 ^~		20	16
3.394% due 05/25/2036 ^~		8,536	5,939
3.453% due 08/25/2036 ^~		3,498	2,338
3.615% due 05/25/2036 ~		15,135	10,677
4.419% due 07/25/2035 ^~		11,548	9,912

Bear Stearns Mortgage Funding Trust
0.279% due 03/25/2037 •		55,404	52,375
0.289% due 06/25/2037 •		11,366	10,737
0.309% due 11/25/2036 ^•		22,483	21,353
0.309% due 09/25/2046 •		23,674	23,231
0.319% due 06/25/2037 •		61,212	59,690
0.329% due 08/25/2036 •		11,060	10,892

Bear Stearns Structured Products, Inc. Trust
2.757% due 01/26/2036 ^~		7,753	6,693
2.886% due 12/26/2046 ^~		161	140
7.000% due 07/25/2037 ~		32,312	16,446

BellaVista Mortgage Trust
0.610% due 05/20/2045 •		192	144

Benchmark Mortgage Trust
0.604% due 07/15/2053 ~(a)		68,256	3,345
1.459% due 12/17/2053 ~(a)		219,096	23,715
1.794% due 07/15/2053 ~(a)		104,305	11,834

Business Mortgage Finance PLC
0.000% due 08/15/2040 •	EUR	2,831	3,309

BX Commercial Mortgage Trust
2.606% due 12/15/2036 •		$44,909	44,967

BXP Trust
3.379% due 06/13/2039		28,700	30,931

CFCRE Commercial Mortgage Trust
1.116% due 11/10/2049 ~(a)		156,373	7,888

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2021	45

Consolidated Schedule of Investments PIMCO Income Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Chase Mortgage Finance Trust
2.674% due 02/25/2037 ~		$39	$41
2.746% due 06/25/2035 ~		3	4
2.806% due 01/25/2036 ^~		289	266
2.806% due 01/25/2036 ^~		178	164
2.866% due 12/25/2035 ^~		363	354
2.893% due 06/25/2035 ~		33	34
3.214% due 09/25/2036 ^~		14	12
3.219% due 03/25/2037 ^~		4,002	4,034
3.310% due 12/25/2037 ^~		456	410
5.500% due 11/25/2035		970	914
6.000% due 10/25/2036 ^		582	405
6.000% due 11/25/2036		1,980	1,351
6.000% due 12/25/2036		118	81
6.000% due 02/25/2037 ^		1,492	873
6.000% due 03/25/2037 ^		873	622
6.000% due 05/25/2037 ^		13,441	9,452
6.250% due 10/25/2036 ^		5,568	3,932

ChaseFlex Trust
0.389% due 05/25/2037 •		21,549	20,683
0.409% due 07/25/2037 •		12,463	11,508
4.563% due 09/25/2036 ~		5,955	5,883
6.300% due 06/25/2036 ^~		13,282	12,921

ChaseFlex Trust Multi-Class Mortgage Pass-Through Certificates Trust
0.449% due 08/25/2037 •		6,327	5,796
4.126% due 08/25/2037 ^þ		933	898

Chester A PLC
0.000% due 03/17/2046 (g)	GBP	116,570	135,263
0.000% due 05/20/2046 (g)		9	113,198
0.849% due 03/17/2046 •		912,367	1,267,565
1.299% due 03/17/2046 •		125,536	172,803
1.799% due 03/17/2046 •		116,569	161,550
2.299% due 03/17/2046 •		71,735	99,227
3.049% due 03/17/2046 •		35,868	48,460

Chevy Chase Funding LLC Mortgage-Backed Certificates
0.289% due 05/25/2036 •		188	179
0.339% due 05/25/2036 •		367	351
0.409% due 08/25/2035 •		48	50
0.882% due 01/25/2035 •		336	342

Citicorp Mortgage Securities Trust
5.500% due 07/25/2037		1	0
5.750% due 06/25/2036		129	129
6.000% due 08/25/2036		4,062	4,184

Citigroup Commercial Mortgage Trust
1.492% due 10/10/2049 ~(a)		334,939	18,500
3.349% due 02/10/2049		40,000	42,856

Citigroup Mortgage Loan Trust
0.000% due 09/25/2060 ~(a)		974,145	15,835
0.000% due 09/25/2060 ~		1,106	1,104
0.000% due 09/25/2064 ~		67	67

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.000% due 03/01/2070 (g)	$490,280	$22,492
0.000% due 01/25/2082 (a)	780	779
0.028% due 07/25/2036 ^~	1,426	1,319
0.037% due 07/25/2036 ~	2,607	2,166
0.150% due 09/25/2060 ~(a)	898,645	6,538
0.150% due 03/01/2070 (a)	463,463	4,066
0.179% due 01/25/2037 •	253	230
0.258% due 08/25/2036 •	30,822	14,000
0.531% due 05/20/2047 •	11,535	10,505
0.609% due 09/25/2036 •	1,048	1,024
0.660% due 12/25/2035 ~	8,181	7,101
0.865% due 08/25/2035 •	8,583	7,794
1.059% due 09/25/2037 •	3,297	2,637
1.500% due 03/01/2070 «	378,367	380,154
1.750% due 09/25/2060 ~	621,912	629,416
1.941% due 08/25/2035 ~	319	319
2.000% due 09/25/2060 ~	65,780	63,300
2.293% due 09/25/2037 ~	1,687	1,705
2.400% due 03/25/2034 ~	336	350
2.520% due 03/25/2036 ^•	276	276
2.570% due 05/25/2035 •	27	27
2.577% due 10/25/2035 ^~	30	27
2.582% due 03/25/2036 ^~	2,136	2,073
2.613% due 11/25/2036 ~	5,212	4,283
2.618% due 10/25/2046 ^~	2,551	2,517
2.750% due 09/25/2060	57,244	56,135
2.750% due 03/01/2070 «	23,221	22,722
2.854% due 10/25/2035 ^~	2,109	1,464
2.855% due 03/25/2035 ~	8,164	8,393
2.889% due 11/25/2036 ^~	190	187
2.982% due 09/25/2037 ^~	1,395	1,022
3.000% due 03/01/2070 «	26,154	25,218
3.056% due 08/25/2035 ~	401	417
3.132% due 11/25/2036 ^~	5,342	4,958
3.227% due 03/25/2037 ^~	1,205	1,148
3.228% due 09/25/2059 þ	20,895	21,040
3.250% due 09/25/2060	50,716	49,629
3.313% due 09/25/2037 ~	4,716	4,532
3.500% due 03/01/2070 «	20,531	19,937
3.828% due 06/25/2036 ^~	2,367	2,409
4.081% due 09/25/2060 ~	66,282	64,899
4.082% due 09/25/2060 ~	108,965	93,129
4.145% due 01/25/2082 ~	341,567	325,286
4.222% due 03/01/2070 «	40,575	39,410
4.244% due 09/25/2064 ~	125,522	116,882
5.250% due 03/25/2037 ^	2,935	2,596
5.750% due 09/25/2021	761	947
5.750% due 04/25/2047 ^	4,486	3,411
6.000% due 05/25/2037	3,683	3,300
6.000% due 08/25/2037 ~	14,041	10,513
6.250% due 11/25/2037 ~	2,164	1,434
6.500% due 10/25/2036 ~	6,678	5,028

Citigroup Mortgage Loan Trust, Inc.
2.061% due 02/25/2034 ~	8	8
2.468% due 04/25/2035 ~	1,659	1,660
2.903% due 05/25/2035 ~	250	259

46	PIMCO INCOME FUND	See Accompanying Notes

March 31, 2021

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.027% due 12/25/2035 ^~		$273	$192
6.000% due 05/25/2035		3,378	3,502

Citigroup Mortgage Loan Trust, Inc. Mortgage Pass-Through Certificates
3.258% due 09/25/2035 ^~		399	349

CitiMortgage Alternative Loan Trust
5.341% due 02/25/2037 ^•(a)		2,222	366
5.500% due 04/25/2022 ^		422	424
5.750% due 12/25/2036 ^		401	399
5.750% due 03/25/2037 ^		660	661
6.000% due 07/25/2036 ^		353	349
6.000% due 06/25/2037 ^		4,468	4,475
6.000% due 10/25/2037 ^		2,586	2,533

Clavis Securities PLC
0.000% due 12/15/2031 •	EUR	6,224	7,028
0.250% due 12/15/2032 •	GBP	713	960

CNL Commercial Mortgage Loan Trust
0.606% due 05/15/2031 •		$402	376

Commercial Mortgage Trust
0.169% due 04/10/2047 ~(a)		58,814	293
1.105% due 08/10/2047 ~(a)		202,209	5,975
1.394% due 10/10/2049 ~(a)		219,037	11,733
3.140% due 10/10/2036		13,000	13,738
3.546% due 06/10/2047		8,212	8,773
3.550% due 02/10/2049		21,286	22,628
3.955% due 02/10/2047		3,400	3,658

Countrywide Alternative Loan Resecuritization Trust
6.000% due 11/25/2034		488	487
6.000% due 05/25/2036 ^		67	53
6.000% due 08/25/2037 ^~		2,317	1,645

Countrywide Alternative Loan Trust
0.249% due 06/25/2037 •		16,453	15,450
0.269% due 11/25/2036 •		15,013	14,638
0.269% due 01/25/2037 •		28,470	25,977
0.269% due 09/25/2047 •		22,624	21,672
0.279% due 01/25/2037 ^•		753	1,041
0.289% due 11/25/2036 •		7,634	8,112
0.289% due 05/25/2047 •		7,964	7,616
0.291% due 02/20/2047 ^•		16,061	12,641
0.299% due 10/25/2046 •		3,226	3,131
0.301% due 03/20/2047 •		25,647	21,774
0.306% due 12/20/2046 ^•		46,101	40,257
0.311% due 07/20/2046 ^•		7,726	6,165
0.319% due 04/25/2047 •		13,589	10,254
0.321% due 09/20/2046 •		3,723	3,080
0.329% due 09/25/2047 •		16,689	15,878
0.349% due 06/25/2036 •		1,194	1,199
0.349% due 11/25/2036 •		1,149	1,493
0.429% due 06/25/2036 •		14,784	12,556
0.429% due 07/25/2046 •		9,273	8,985
0.449% due 11/25/2036 •		475	618
0.465% due 09/25/2034 •		229	206
0.479% due 02/25/2037 ^•		407	103
0.489% due 09/25/2046 ^•		29,135	28,137

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.509% due 02/25/2036 •	$1,988	$1,874
0.509% due 06/25/2036 ^•	80	35
0.529% due 05/25/2035 •	5,365	5,210
0.529% due 07/25/2046 •	6,786	6,480
0.531% due 05/20/2046 ^•	26,845	22,939
0.549% due 05/25/2035 •	2,901	2,701
0.609% due 12/25/2035 ^•	2,123	1,090
0.609% due 12/25/2035 •	38,131	28,132
0.609% due 04/25/2036 •	7,476	2,801
0.629% due 07/25/2035 •	298	295
0.629% due 08/25/2035 •	10,023	7,175
0.649% due 02/25/2036 •	1,195	1,049
0.659% due 11/25/2035 •	3,260	1,734
0.669% due 08/25/2035 •	2,117	2,028
0.669% due 12/25/2035 •	411	409
0.669% due 02/25/2037 •	15,302	12,799
0.689% due 11/25/2035 •	894	666
0.689% due 02/25/2036 ^•	8,016	7,848
0.689% due 05/25/2036 •	5,007	4,813
0.729% due 08/25/2035 ^•	991	900
0.729% due 10/25/2035 •	22	19
0.729% due 11/25/2035 •	3,953	3,897
0.751% due 11/20/2035 •	7,376	6,875
0.769% due 09/25/2035 •	2,676	2,075
0.769% due 10/25/2035 •	1,690	1,392
0.771% due 11/20/2035 •	28,578	27,193
0.809% due 09/25/2035 •	8,456	7,977
0.809% due 12/25/2035 ^•	16,424	15,848
0.909% due 08/25/2035 •	1,373	979
0.909% due 01/25/2036 ^•	2,106	1,940
1.109% due 08/25/2035 ^•	4,536	2,596
1.129% due 10/25/2034 •	8,593	8,422
1.259% due 12/25/2035 •	11,265	10,677
1.359% due 08/25/2035 ^•	15	14
1.569% due 07/20/2035 ^•	3,257	3,060
1.649% due 11/25/2035 •	3,949	3,610
1.659% due 08/25/2035 •	176	172
1.684% due 02/25/2035 •	4,989	4,860
1.759% due 08/25/2034 •	6,308	6,119
1.759% due 10/25/2034 •	6,289	6,156
1.819% due 08/25/2035 •	4,363	4,314
1.904% due 06/25/2035 •	276	265
1.980% due 03/25/2047 ^•	6,002	5,242
2.309% due 10/20/2035 •	18,991	15,374
2.329% due 10/20/2035 •	11,349	9,466
2.462% due 05/25/2035 ^~	2,981	2,263
2.703% due 12/25/2035 ~	111	107
2.796% due 03/25/2047 ~	4,469	4,468
2.826% due 06/25/2037 ~	97	86
2.861% due 12/25/2034 ~	8,264	8,845
2.920% due 11/25/2035 ^~	311	298
2.964% due 08/25/2034 ^~	4,683	4,505
3.038% due 02/25/2037 ^~	906	905
3.232% due 08/25/2036 ~	575	577
3.297% due 12/25/2035 ^~	157	152
3.452% due 06/25/2037 ^~	5,160	4,755

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2021	47

Consolidated Schedule of Investments PIMCO Income Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
4.841% due 11/25/2035 •(a)	$3,260	$442
4.991% due 11/25/2035 ^•(a)	3,545	461
5.000% due 08/25/2035 ^	3,954	3,636
5.141% due 08/25/2036 ^•(a)	10,031	1,632
5.250% due 08/25/2021 ^	56	56
5.500% due 03/25/2035	3,099	3,102
5.500% due 05/25/2035	718	662
5.500% due 06/25/2035 ^	186	181
5.500% due 07/25/2035 ^	58	54
5.500% due 08/25/2035	4,747	4,730
5.500% due 09/25/2035 ^	32,163	30,117
5.500% due 11/25/2035 ^	6,726	6,028
5.500% due 11/25/2035 ^	2,889	2,761
5.500% due 12/25/2035 ^	3,544	2,722
5.500% due 01/25/2036	194	159
5.500% due 01/25/2036 ^	7,473	6,905
5.500% due 02/25/2036 ^	684	555
5.500% due 02/25/2036	38,300	31,806
5.500% due 02/25/2036 ^	61	50
5.750% due 05/25/2036	314	206
5.750% due 08/25/2036 ^	4,650	3,656
5.750% due 03/25/2037	4,635	3,696
5.750% due 06/25/2037	3,477	2,422
5.750% due 07/25/2037 ^	1,078	887
5.750% due 04/25/2047 ^	2,044	1,631
5.750% due 04/25/2047 ^	436	348
6.000% due 02/25/2035	25,074	24,372
6.000% due 02/25/2036 ^	35	27
6.000% due 02/25/2036	41,275	33,689
6.000% due 03/25/2036 ^	11,223	7,655
6.000% due 04/25/2036 ^	12,405	8,756
6.000% due 04/25/2036 ^	832	530
6.000% due 05/25/2036	3,893	3,003
6.000% due 05/25/2036 ^	6,526	4,948
6.000% due 05/25/2036 ^	1,602	1,086
6.000% due 06/25/2036	9,480	7,298
6.000% due 07/25/2036	10,358	8,554
6.000% due 08/25/2036 ^	3,717	3,003
6.000% due 08/25/2036 ^	1,237	999
6.000% due 01/25/2037 ^	1,287	1,288
6.000% due 02/25/2037 ^	3,915	2,317
6.000% due 03/25/2037 ^	2,834	1,693
6.000% due 04/25/2037 ^	5,299	3,564
6.000% due 04/25/2037 ^	3,757	2,508
6.000% due 05/25/2037 ^	2,898	1,959
6.000% due 05/25/2037 ^	10,015	6,253
6.000% due 06/25/2037 ^	583	418
6.000% due 08/25/2037 ^•	6,188	4,469
6.250% due 11/25/2036	5,103	3,618
6.250% due 12/25/2036 ^	3,336	2,161
6.250% due 11/25/2046 ^	2,415	1,847
6.500% due 05/25/2036 ^	2,938	2,114
6.500% due 06/25/2036 ^	1,007	751
6.500% due 08/25/2036 ^	2,683	1,420
6.500% due 09/25/2036 ^	4,338	3,139
6.500% due 09/25/2036	1,708	1,355

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
6.500% due 12/25/2036 ^	$2,689	$1,792
6.500% due 08/25/2037 ^	10,357	6,404
6.500% due 09/25/2037 ^	20,312	12,298
6.500% due 11/25/2037 ^	8,897	6,041
7.000% due 08/25/2034 ^	210	203
7.000% due 09/25/2036	27,403	11,023
7.250% due 08/25/2032	134	144
7.500% due 12/25/2034 ^	104	32

Countrywide Home Loan Mortgage Pass-Through Trust
0.379% due 04/25/2035 •	2,126	2,029
0.509% due 04/25/2046 •	408	384
0.569% due 05/25/2035 •	316	283
0.609% due 05/25/2036 ^•	2,481	1,079
0.649% due 03/25/2035 •	419	408
0.689% due 04/25/2035 •	5,121	4,777
0.709% due 03/25/2035 •	1,405	1,168
0.709% due 05/25/2035 •	8,593	7,384
0.749% due 03/25/2035 •	17,000	15,702
0.769% due 02/25/2035 •	499	460
0.789% due 02/25/2035 •	902	840
0.789% due 03/25/2036 •	8	4
0.809% due 02/25/2036 ^•	4	2
0.849% due 02/25/2035 •	7,807	7,254
0.869% due 09/25/2034 •	117	118
2.081% due 02/20/2036 ^•	7,167	5,888
2.109% due 02/20/2036 ^•	870	876
2.195% due 02/20/2036 ^•	34	31
2.195% due 02/20/2036 ^•	1,992	1,772
2.207% due 02/20/2036 ^•	624	599
2.241% due 02/25/2034 ~	118	115
2.440% due 09/25/2034 ^~	25	22
2.463% due 10/25/2033 ~	48	49
2.543% due 12/25/2033 ~	56	56
2.549% due 05/20/2034 ~	46	47
2.557% due 02/25/2035 ~	6,310	5,579
2.567% due 09/25/2034 ~	253	257
2.586% due 03/25/2035 ^~	264	241
2.619% due 04/25/2035 ~	604	537
2.629% due 07/25/2034 ~	110	111
2.675% due 02/20/2035 ~	389	394
2.729% due 03/25/2035 ~	482	511
2.730% due 11/20/2035 ~	23,543	21,327
2.744% due 12/19/2033 ~	9	9
2.770% due 11/20/2034 ~	185	191
2.789% due 10/20/2035 ~	2,865	2,862
2.789% due 10/20/2035 ^~	684	683
2.790% due 04/25/2037 ^~	2,555	2,496
2.806% due 01/25/2036 ^~	1,050	1,005
2.806% due 01/25/2036 ~	3,354	3,211
2.807% due 02/20/2036 ~	4,390	4,338
2.837% due 02/25/2047 ^~	5,814	5,585
2.866% due 09/20/2034 ~	120	117
2.876% due 05/20/2036 ~	10,281	9,647
2.903% due 05/19/2033 ~	107	103
2.912% due 10/20/2034 ~	3,495	3,574

48	PIMCO INCOME FUND	See Accompanying Notes

March 31, 2021

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.928% due 04/20/2036 ^~	$288	$261
2.980% due 05/20/2036 ^~	3,510	3,133
2.991% due 04/25/2047 ~	13,556	12,383
2.995% due 07/19/2033 ~	373	386
3.005% due 05/20/2036 ^~	3,209	3,124
3.005% due 05/20/2036 ^~	14,973	15,488
3.022% due 04/25/2035 ^~	24	22
3.023% due 09/25/2047 ^~	1,288	1,241
3.025% due 09/20/2036 ^~	1,040	1,003
3.029% due 09/25/2037 ^~	3,442	3,400
3.042% due 09/20/2035 ~	9,599	9,005
3.044% due 03/25/2037 ^~	217	204
3.047% due 09/20/2035 ~	7,335	7,300
3.081% due 11/25/2037 ~	22,411	22,337
3.092% due 11/25/2037 ~	15,024	14,556
3.115% due 08/25/2034 ~	20	20
3.115% due 08/25/2034 ^~	5	5
3.159% due 11/25/2037 ~	27,653	27,701
3.170% due 08/20/2035 ^~	7,738	7,682
3.243% due 05/20/2035 ~	925	911
3.273% due 05/25/2034 ~	68	68
3.297% due 11/20/2035 ^~	1,730	1,486
3.356% due 06/20/2036 ~	6,975	6,681
3.470% due 05/20/2036 ^~	1,969	1,907
3.933% due 06/25/2047 ^~	5,133	5,294
5.250% due 12/25/2027 ^	648	551
5.250% due 07/25/2034	265	265
5.500% due 04/25/2035	26	24
5.500% due 08/25/2035 ^	2,370	1,878
5.500% due 08/25/2035	308	244
5.500% due 09/25/2035 ^	1,662	1,465
5.500% due 10/25/2035	101	85
5.500% due 10/25/2035 ^	279	241
5.500% due 11/25/2035 ^	317	247
5.500% due 01/25/2036	949	793
5.750% due 08/25/2034	208	209
5.750% due 02/25/2036 ^	547	389
5.750% due 02/25/2037 ^	268	195
5.750% due 03/25/2037 ^	2,759	2,094
5.750% due 05/25/2037 ^	304	228
5.750% due 05/25/2037 ^	100	76
5.750% due 07/25/2037 ^	2,214	1,725
5.750% due 07/25/2037 ^	432	336
5.850% due 05/25/2036 ^	2,817	2,010
6.000% due 12/25/2035 ^	19	16
6.000% due 02/25/2037 ^	1,881	1,401
6.000% due 02/25/2037 ^	5,570	3,683
6.000% due 03/25/2037 ^	2,773	2,155
6.000% due 03/25/2037 ^	2,084	1,552
6.000% due 04/25/2037 ^	343	257
6.000% due 05/25/2037 ^	24	16
6.000% due 05/25/2037 ^	3,563	2,460
6.000% due 07/25/2037 ^	2,581	1,878
6.000% due 07/25/2037	5,209	3,397
6.000% due 08/25/2037 ^	961	734
6.000% due 09/25/2037	2,452	1,860

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
6.000% due 10/25/2037 ^	$142	$130
6.000% due 01/25/2038 ^	9,821	6,963
6.250% due 09/25/2036 ^	2,636	1,744
6.250% due 10/25/2036 ^	116	82
6.500% due 11/25/2036 ^	10,489	6,453
6.500% due 05/25/2037 ^	247	180
6.500% due 10/25/2037 ^	14,563	10,628
6.500% due 10/25/2037 ^	4,606	2,526
6.500% due 11/25/2037 ^	3,937	2,294
6.500% due 12/25/2037	22,767	14,568
6.500% due 11/25/2047	13,788	10,002

Countrywide Home Loan Reperforming REMIC Trust
0.509% due 11/25/2034 •	8,159	7,587
0.509% due 09/25/2035 •	1,118	997
5.709% due 01/25/2034	20,239	20,273

Credit Suisse First Boston Mortgage Securities Corp.
0.759% due 11/25/2031 •	547	358
0.759% due 09/25/2035 ^•	3,075	2,245
1.259% due 11/25/2034 •	5,771	5,472
2.305% due 11/25/2031 •	214	142
2.461% due 04/25/2034 ~	7	7
3.163% due 06/25/2046 ~	552,836	565,129
5.250% due 09/25/2035 ^	749	726
5.750% due 04/22/2033	20	21
6.000% due 01/25/2036 ^	3,185	2,619
6.500% due 01/25/2036	384	172
7.000% due 01/25/2036 ^	4,837	1,093

Credit Suisse First Boston Mortgage-Backed Pass-Through Certificates
2.428% due 10/25/2033 ~	14	14
2.595% due 07/25/2033 ~	27	28
5.500% due 10/25/2035	3,621	2,634
5.500% due 10/25/2035 ^	207	166
6.000% due 11/25/2035 ^	239	98

Credit Suisse Mortgage Capital Certificates
0.420% due 07/27/2037 •	1,165	1,071
0.543% due 04/27/2037 ~	11,785	6,470
0.570% due 05/27/2037 •	12,189	11,183
2.645% due 11/26/2036 ~	4,572	3,709
3.086% due 04/26/2038 ~	3,267	3,279
3.131% due 09/26/2036 ~	1,079	1,045
3.439% due 04/26/2047 ~	12,861	8,736
3.483% due 08/27/2037 ~	17,358	16,157
4.000% due 08/27/2037 ~	16,714	16,459
5.561% due 04/25/2036 ~	8,008	7,161
6.000% due 04/26/2037 ~	6,249	6,251
7.000% due 08/26/2036	2,437	1,612
7.942% due 02/27/2047 ~	107,229	63,537

Credit Suisse Mortgage Capital Certificates Trust
3.404% due 01/27/2059 ~	42,779	40,075

Credit Suisse Mortgage Capital Mortgage-Backed Trust
0.609% due 07/25/2036 •	16,448	7,144
5.000% due 04/25/2037	897	886
5.500% due 03/25/2037 ^	429	331

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2021	49

Consolidated Schedule of Investments PIMCO Income Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
6.000% due 08/25/2036 ^	$4,363	$3,340
6.000% due 02/25/2037 ^	2,083	1,841
6.000% due 06/25/2037	2,126	708
6.250% due 08/25/2036 ^	880	567

Credit Suisse Mortgage Capital Trust
0.000% due 07/25/2049 ~	50,060	47,754
0.000% due 07/25/2049 (g)	1,186,303	1,229,600
0.000% due 12/25/2054 (g)	42	42
0.000% due 07/25/2057 (g)	304	304
0.000% due 01/25/2058 (g)	310	310
0.000% due 04/25/2058 (a)	11	11
0.000% due 07/25/2058 (g)	875	874
0.000% due 01/27/2059 (a)	1,005,577	60
0.000% due 01/27/2059 (g)	599	598
0.000% due 04/25/2059 ~(a)	511,056	31
0.000% due 09/25/2059 ~	42,801	44,494
0.000% due 10/25/2060 (g)	782	781
0.000% due 11/25/2076 (a)	1,179,818	71
0.000% due 11/25/2076 (g)	1,629	1,621
1.260% due 08/15/2037 ~(a)	144,920	7,261
2.500% due 07/25/2057 ~	570,978	592,669
2.908% due 09/25/2048 ~	143,873	129,069
3.007% due 10/27/2059 ~	5,381	5,432
3.065% due 06/25/2048 ~	1,045,728	1,034,332
3.079% due 07/25/2057 ~	26,255	22,778
3.099% due 07/25/2057 ~	336,000	238,965
3.199% due 06/01/2050 ~	1,441,529	1,478,760
3.234% due 07/25/2050 ~	53,836	55,235
3.250% due 01/27/2059 ~	648,866	693,670
3.250% due 04/25/2059 ~	326,166	344,734
3.317% due 07/25/2058 ~	3,416,975	3,264,202
3.322% due 10/25/2058 ~	17,289	17,433
3.367% due 10/25/2060 ~	1,894,551	1,835,635
3.431% due 10/27/2060 ~(a)	80,823	72,653
3.500% due 11/25/2076 ~	744,661	801,000
3.650% due 01/25/2058 ~	219,839	208,770
3.657% due 07/25/2049	51,033	52,854
3.724% due 04/25/2058 ~	441,575	454,027
3.726% due 10/25/2058 ~	15,136	15,231
3.730% due 04/25/2059 ~	182,996	159,098
3.837% due 10/27/2060 ~	14,546	13,942
3.901% due 12/25/2054 ~	142,072	128,725
3.917% due 11/25/2076 ~	430,959	387,449
3.934% due 01/27/2059 ~	356,200	314,254
4.324% due 09/25/2057 ~	861,345	898,647
4.472% due 12/25/2048 ~	355,459	361,267
4.666% due 09/25/2057 ~	36,797	37,790
4.787% due 05/27/2053 ~	90,751	99,599
5.164% due 09/25/2059 ~	472,279	511,247

CSAIL Commercial Mortgage Trust
3.224% due 06/15/2057	773	809
3.617% due 11/15/2048	16,287	17,293

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

DBJPM Mortgage Trust
1.714% due 09/15/2053 ~(a)		$63,441	$6,548

DBUBS Mortgage Trust
1.078% due 07/10/2044 ~(a)		24,563	0

Deutsche ALT-A Securities, Inc.
0.409% due 04/25/2037 •		18,207	12,877

Deutsche ALT-A Securities, Inc. Mortgage Loan Trust
0.239% due 08/25/2047 •		49,351	47,208
0.249% due 07/25/2047 •		10,981	10,421
0.259% due 12/25/2036 •		4,814	4,668
0.259% due 03/25/2037 ^•		18,979	18,902
0.259% due 02/25/2047 •		1,697	1,209
0.269% due 01/25/2047 •		2,795	3,062
0.299% due 08/25/2047 •		15,527	14,913
0.309% due 02/25/2047 •		4,906	4,672
0.439% due 08/25/2037 ^•		10,131	8,627
0.489% due 08/25/2036 •		2,507	2,451
0.489% due 10/25/2036 ^•		16,395	7,698
0.669% due 08/25/2036 •		11,299	11,111
0.809% due 06/25/2037 ^•		62,438	57,520
0.859% due 10/25/2047 •		35,415	33,432
1.029% due 04/25/2047 •		20,766	20,027
1.459% due 11/25/2035 •		4,313	4,796
2.849% due 10/25/2035 ~		298	292
5.250% due 09/25/2035 ~		4,011	3,972
5.500% due 11/25/2035 ^~		73	83
5.500% due 12/25/2035 ^		1,998	1,942

Deutsche ALT-B Securities, Inc. Mortgage Loan Trust
4.952% due 06/25/2036 ~		10,392	10,310
5.431% due 02/25/2036 ~		2,653	2,637
5.530% due 02/25/2036 ~		4,560	4,533
5.650% due 10/25/2036 ~		14,114	13,873
5.900% due 10/25/2036 ~		6,095	5,966
6.369% due 10/25/2036 ^þ		982	961
6.386% due 10/25/2036 ^þ		155	152
6.420% due 07/25/2036 ^~		4,489	4,376
6.600% due 10/25/2036 þ		4,205	4,134

Deutsche Mortgage Securities, Inc. Mortgage Loan Trust
2.733% due 06/25/2034 ~		6	5

Downey Savings & Loan Association Mortgage Loan Trust
0.290% due 04/19/2047 ^•		82	76
0.360% due 02/19/2045 •		1,484	1,477
0.440% due 09/19/2045 •		1,683	1,302
0.530% due 03/19/2045 •		588	600
0.890% due 11/19/2044 •		2,372	2,362
0.910% due 11/19/2044 •		73	68
0.930% due 09/19/2044 •		3,974	3,906
1.199% due 04/19/2046 •		6,386	6,246
2.685% due 07/19/2044 ~		408	402
2.796% due 07/19/2044 ~		13	13

Durham Mortgages
0.000% due 03/31/2054 ~	GBP	54,852	80,932
0.000% due 03/31/2054 (g)		38,229	50,945

50	PIMCO INCOME FUND	See Accompanying Notes

March 31, 2021

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
1.760% due 03/31/2054 •	GBP	49,153	$67,701
2.260% due 03/31/2054 •		16,383	22,517
3.310% due 03/31/2054 •		4,142	5,679
4.310% due 03/31/2054 •		38,229	52,199

Durham Mortgages A PLC
0.000% due 03/31/2053 ~		10	0
0.000% due 05/28/2054 ~		31,919	32,195
0.000% due 05/28/2054 (g)		17,086	19,261
0.000% due 05/28/2054 •		1,895,673	2,615,043

E-MAC NL BV
1.717% due 07/25/2036 •	EUR	365	414

EMF-UK PLC
1.060% due 03/13/2046 •	GBP	23,499	32,364

Eurosail PLC
0.000% due 03/13/2045 •	EUR	551	643
0.237% due 12/10/2044 •	GBP	2,136	2,934
0.240% due 12/15/2044 •		265	363
0.240% due 03/13/2045 •		1,620	2,210
0.480% due 09/13/2045 •		36,667	50,054
0.850% due 09/13/2045 •		33,510	44,635
1.030% due 06/13/2045 •		4,431	6,115

First Horizon Alternative Mortgage Securities Trust
0.479% due 02/25/2037 •		$189	66
0.859% due 04/25/2036 ^•		1,598	650
2.268% due 02/25/2035 ~		704	716
2.296% due 08/25/2034 ~		213	221
2.297% due 12/25/2035 ~		2,088	1,927
2.310% due 08/25/2035 ~		7	6
2.364% due 03/25/2035 ~		415	399
2.368% due 04/25/2036 ^~		1,319	1,256

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.376% due 09/25/2035 ^~		$1,241	$1,217
2.587% due 04/25/2035 ~		2,051	2,186
2.629% due 01/25/2036 ^~		3,470	2,468
2.687% due 08/25/2035 ^~		1,123	1,050
2.748% due 02/25/2036 ~		82	70
5.441% due 04/25/2037 ^•(a)		2,906	510
5.750% due 02/25/2036 ^		3,001	2,075
6.000% due 07/25/2036 ^		37	25
6.000% due 07/25/2036		1,965	1,368
6.000% due 11/25/2036		1,171	659
6.250% due 11/25/2036		2,256	1,310
6.250% due 08/25/2037 ^		106	71

First Horizon Mortgage Pass-Through Trust
2.625% due 10/25/2035 ~		106	63
2.877% due 01/25/2037 ^~		586	477
2.937% due 11/25/2037 ^~		46	34
2.978% due 10/25/2035 ^~		895	902
3.263% due 08/25/2035 ~		57	47
3.272% due 05/25/2037 ^~		1,808	1,081
5.250% due 05/25/2021 ^		247	179
5.750% due 05/25/2037 ^		193	124

Fondo de Titulizacion Hipotecaria UCI
0.000% due 06/22/2036 •	EUR	984	1,138

Fremont Home Loan Trust
0.934% due 01/25/2034 •		$1,854	1,840

GCAT LLC
2.611% due 12/25/2025 þ		8,957	9,010

GMAC Commercial Mortgage Asset Corp.
5.550% due 08/10/2038		8,530	9,020

GMAC Mortgage Corp. Loan Trust
2.766% due 03/18/2035 ~		651	662
3.042% due 11/19/2035 ~		138	136
3.072% due 03/18/2035 ~		5	5
3.140% due 11/19/2035 ^~		498	430
3.628% due 11/19/2035 ~		183	182
3.925% due 03/18/2035 ~		532	521

Grace Trust
0.301% due 12/10/2040 ~(a)		174,400	4,738

Great Hall Mortgages PLC
0.000% due 06/18/2038 •	EUR	187	219
0.000% due 03/18/2039 •		2,859	3,331
0.231% due 06/18/2038 •	GBP	165	225
0.320% due 06/18/2039 •		$1,198	1,172

GreenPoint Mortgage Funding Trust
0.269% due 02/25/2037 ^•		3,726	5,502
0.289% due 01/25/2037 •		7,815	7,546
0.309% due 03/25/2047 •		14,594	14,768
0.429% due 09/25/2046 ^•		4,462	4,163
0.529% due 04/25/2036 •		13,009	12,701
0.589% due 08/25/2045 •		280	268
0.629% due 10/25/2045 •		513	520
0.649% due 11/25/2045 •		59	53
0.729% due 10/25/2045 •		3,612	3,365

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2021	51

Consolidated Schedule of Investments PIMCO Income Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Grifonas Finance PLC
0.000% due 08/28/2039 •	EUR	22,939	$26,247

GS Mortgage Securities Corp.
0.207% due 05/03/2032 ~(a)		$179,000	1,915

GS Mortgage Securities Corp. Trust
2.856% due 05/10/2034		47,500	47,325

GS Mortgage Securities Trust
0.167% due 03/10/2044 ~(a)		4,196	0
0.503% due 11/10/2049 ~(a)		144,075	3,430
0.561% due 08/10/2046 ~(a)		96,602	1,147
0.742% due 08/10/2043 ~(a)		34,236	415
1.198% due 08/10/2044 ~(a)		6,614	2
1.918% due 01/10/2045 ~(a)		5,498	30
2.032% due 05/10/2045 ~(a)		38,745	275
3.120% due 05/10/2050		2,217	2,313
3.278% due 10/10/2048		5,766	6,076
3.365% due 11/10/2047		5,554	5,822
3.801% due 01/10/2047		9,571	10,075

GSC Capital Corp. Mortgage Trust
0.509% due 02/25/2036 ^•		6,494	6,529

GSMPS Mortgage Loan Trust
0.459% due 01/25/2035 •		21,393	19,624
0.459% due 03/25/2035 •		3,319	3,097
0.509% due 06/25/2034 •		35,036	31,755
7.080% due 10/20/2032 ~		13,184	13,335

GSMSC Pass-Through Trust
3.775% due 09/25/2036 ^~		804	409
7.500% due 10/25/2036 ~		1,115	500

GSMSC Resecuritization Trust
0.249% due 10/26/2036 •		12,771	11,024
0.253% due 02/26/2037 •		34,046	30,121
0.258% due 04/26/2037 •		56,017	28,193

GSR Mortgage Loan Trust
0.559% due 07/25/2037 ^•		164	37
0.629% due 08/25/2046 •		31,683	19,112
1.920% due 04/25/2032 •		11	10
2.583% due 03/25/2037 ^~		1,023	947
2.678% due 01/25/2035 ~		304	301
2.707% due 04/25/2036 ~		1,014	846
2.723% due 10/25/2035 ^~		556	556
2.738% due 04/25/2035 ~		36	36
2.788% due 11/25/2035 ~		183	130
2.873% due 11/25/2035 ~		22	22
2.887% due 04/25/2035 ~		113	114
2.932% due 05/25/2035 ~		4,041	3,617
2.978% due 09/25/2035 ~		466	469
3.018% due 01/25/2036 ^~		2,888	2,962
3.049% due 05/25/2035 ~		949	935
3.068% due 05/25/2035 ~		696	602
3.069% due 08/25/2034 ~		267	274
3.085% due 12/25/2034 ~		366	123
3.172% due 08/25/2034 ~		1,063	1,068
3.211% due 11/25/2035 ~		21	21
3.230% due 05/25/2037 ~		3,770	3,809

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.241% due 07/25/2035 ~	$1,528	$1,359
3.273% due 01/25/2036 ^~	48	49
3.348% due 09/25/2034 ~	10	11
3.436% due 07/25/2035 ~	1,217	908
3.495% due 08/25/2034 ~	29	28
3.750% due 07/25/2035 ~	323	334
5.000% due 07/25/2036	67	56
5.500% due 03/25/2036	589	649
5.500% due 03/25/2036 ^	1,226	1,514
5.500% due 06/25/2036 ^	7	40
5.500% due 01/25/2037 ^	1,373	1,993
5.750% due 02/25/2036 ^	431	436
5.750% due 02/25/2037 ^	9	26
6.000% due 11/25/2035	272	169
6.000% due 02/25/2036 ^	474	330
6.000% due 03/25/2036	13,760	8,789
6.000% due 06/25/2036 ^	817	1,132
6.000% due 07/25/2036	2,169	1,629
6.000% due 09/25/2036 ^	1,372	815
6.000% due 01/25/2037 ^	55	48
6.250% due 10/25/2036 ^	17,370	17,472
6.500% due 09/25/2036 ^	1,282	801
6.500% due 10/25/2036 ^	724	535

HarborView Mortgage Loan Trust
0.290% due 11/19/2036 •	5,969	6,074
0.300% due 09/19/2037 •	12,055	11,752
0.330% due 07/19/2047 •	8,391	8,099
0.350% due 12/19/2036 ^•	3,304	3,240
0.450% due 12/19/2036 ^•	87	82
0.490% due 02/19/2046 •	2,330	2,358
0.530% due 11/19/2036 •	4,779	4,484
0.590% due 01/19/2036 ^•	301	283
0.610% due 01/19/2036 •	494	358
0.650% due 07/19/2045 •	9,613	9,870
0.670% due 02/19/2036 •	5,086	3,641
0.671% due 10/20/2045 •	9,112	7,091
0.690% due 07/19/2045 •	50	41
0.730% due 08/19/2045 •	449	450
0.731% due 11/19/2035 •	1,228	1,139
0.750% due 01/19/2035 •	221	211
0.771% due 09/19/2035 •	1,510	1,290
0.810% due 01/19/2035 •	1,398	1,290
0.870% due 01/19/2035 ^•	260	251
0.890% due 12/19/2034 ^•	4,556	4,288
0.910% due 11/19/2034 •	204	198
0.910% due 12/19/2034 ^•	46	44
0.930% due 12/19/2034 ^•	17,911	16,181
0.970% due 11/19/2034 •	17,024	14,407
1.109% due 12/19/2036 ^•	8,663	8,324
1.109% due 10/25/2037 •	16,976	18,049
1.240% due 06/19/2034 •	21	22
2.307% due 06/19/2045 ^•	4,186	2,466
2.387% due 11/19/2034 ~	55	57
2.724% due 08/19/2034 ~	769	829
2.732% due 12/19/2035 ^~	10	10
2.811% due 12/19/2035 ~	146	141

52	PIMCO INCOME FUND	See Accompanying Notes

March 31, 2021

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.034% due 12/19/2035 ^~		$1,945	$1,362
3.418% due 07/19/2035 ^~		1,364	1,167
3.437% due 08/19/2036 ^~		572	539
3.501% due 06/19/2036 ^~		129	79
3.812% due 06/19/2036 ^~		339	230

Hilton USA Trust
0.475% due 11/05/2038 ~(a)		118,960	3,036
2.828% due 11/05/2035		71,800	71,968

Hipocat FTA
0.000% due 07/15/2036 •	EUR	97	113

HomeBanc Mortgage Trust
1.084% due 12/25/2034 •		$369	370

HSI Asset Loan Obligation Trust
2.610% due 01/25/2037 ^~		131	128
2.801% due 01/25/2037 ^~		1,462	1,273
3.211% due 09/25/2037 ^~		11,743	11,522
3.461% due 09/25/2037 ^~		5,121	4,295
4.334% due 01/25/2037 ~		4,123	3,566

HSI Asset Securitization Corp. Trust
1.069% due 07/25/2035 •		900	888
1.099% due 07/25/2035 •		1,446	1,329

IM Pastor Fondo de Titulizacion de Activos
0.000% due 03/22/2044 •	EUR	22,493	24,334

Impac CMB Trust
0.398% due 10/25/2035 •		$7,726	7,588
0.629% due 04/25/2035 •		2,425	2,424
0.749% due 09/25/2034 •		96	94
0.749% due 03/25/2035 •		7,399	7,548

Impac Secured Assets Trust
0.309% due 05/25/2036 •		57	62
0.349% due 03/25/2037 •		37,344	33,148
0.349% due 09/25/2037 ^•		9,577	8,366
0.459% due 05/25/2036 •		870	870
0.469% due 09/25/2037 •		14,132	12,224
1.509% due 05/25/2036 •		2,171	2,210
5.450% due 03/25/2033 ~		3,299	3,362

IndyMac Adjustable Rate Mortgage Trust
1.762% due 01/25/2032 ~		6	6

IndyMac Mortgage Loan Trust
0.239% due 10/25/2036 •		90	87
0.299% due 09/25/2046 •		1,777	1,667
0.309% due 10/25/2036 •		3,534	3,458
0.309% due 11/25/2046 •		18,867	17,915
0.339% due 07/25/2046 •		5,511	5,531
0.349% due 07/25/2036 •		8,141	7,760
0.349% due 06/25/2037 •		1,364	1,362
0.359% due 02/25/2037 •		20,922	16,751
0.409% due 06/25/2037 ^•		9,959	5,486
0.509% due 06/25/2046 •		18,935	17,305
0.529% due 04/25/2046 •		6,279	5,971
0.529% due 05/25/2046 •		43,290	42,157
0.549% due 04/25/2046 •		6,870	6,551
0.569% due 04/25/2035 •		647	598
0.589% due 04/25/2035 •		5,880	5,277

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.629% due 07/25/2035 •	$14,633	$12,431
0.669% due 03/25/2035 •	699	676
0.669% due 07/25/2035 •	2,597	1,608
0.749% due 02/25/2035 •	209	203
0.749% due 07/25/2045 •	207	186
0.789% due 02/25/2035 •	1,368	1,144
0.909% due 08/25/2034 •	70	66
0.909% due 11/25/2034 •	7	6
0.989% due 09/25/2034 •	83	79
1.669% due 10/25/2036 •	8,621	5,625
1.951% due 05/25/2037 •	59,052	56,017
2.580% due 01/25/2036 ^~	69	68
2.605% due 08/25/2035 ~	210	203
2.697% due 01/25/2035 ~	665	666
2.747% due 09/25/2036 ~	4,048	3,479
2.811% due 10/25/2035 ~	197	176
2.815% due 06/25/2035 ^~	67	60
2.829% due 11/25/2035 ^~	9,211	8,222
2.859% due 03/25/2035 ~	26	26
2.860% due 01/25/2036 ~	1,793	1,606
2.865% due 11/25/2037 ~	11,375	11,029
2.905% due 03/25/2035 ~	477	482
2.915% due 12/25/2035 ~	7,586	6,862
2.931% due 04/25/2035 ~	19	18
2.939% due 06/25/2037 ^~	13,918	12,924
2.940% due 11/25/2035 ^~	3,071	3,002
2.949% due 05/25/2036 ~	17,263	13,541
2.965% due 12/25/2035 ^~	1,405	1,152
2.987% due 09/25/2035 ^~	2,105	2,025
2.994% due 08/25/2035 ~	4,610	4,282
3.024% due 07/25/2037 ~	21,517	17,618
3.048% due 06/25/2037 ~	5,103	3,462
3.066% due 11/25/2035 ^~	389	364
3.073% due 03/25/2037 ^~	1,237	1,203
3.102% due 01/25/2036 ~	146	145
3.132% due 07/25/2036 ~	8,737	7,402
3.150% due 06/25/2036 ~	235	192
3.180% due 09/25/2037 ~	10,347	6,278
3.183% due 06/25/2036 ~	592	611
3.187% due 02/25/2036 ~	3,652	3,459
3.191% due 01/25/2037 ~	5,388	4,794
3.211% due 05/25/2037 ^~	22,111	17,032
3.219% due 09/25/2036 ~	78	64
3.222% due 06/25/2036 ~	25,420	21,552
3.295% due 08/25/2037 ^~	73	64
3.388% due 05/25/2036 ^~	15,640	15,897
3.576% due 07/25/2035 ~	5,512	4,229
6.000% due 06/25/2037	15,204	13,539
6.250% due 11/25/2037 ^	2,047	1,340
6.500% due 09/25/2037 ^	102	78

InTown Hotel Portfolio Trust
0.000% due 01/15/2033 ~(a)	217,597	2

JP Morgan Alternative Loan Trust
3.280% due 05/25/2036 ^~	869	666
5.692% due 05/26/2037 ~	23,505	3,767
6.000% due 12/25/2036 þ	40,102	37,826
6.310% due 08/25/2036 ^þ	30,650	29,933

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2021	53

Consolidated Schedule of Investments PIMCO Income Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

JP Morgan Chase Commercial Mortgage Securities Trust
0.322% due 03/05/2042 (a)	$158,100	$2,621
1.245% due 04/15/2046 ~(a)	120,384	2,428
1.421% due 08/15/2049 ~(a)	158,691	8,986
1.535% due 05/15/2045 ~(a)	114,673	1,290
1.652% due 11/15/2043 ~(a)	23,267	0

JP Morgan Mortgage Trust
1.907% due 02/25/2034 ~	4	4
1.911% due 10/25/2033 ~	44	45
2.398% due 06/25/2035 ~	132	133
2.578% due 07/25/2035 ~	432	443
2.594% due 02/25/2035 ~	11	11
2.602% due 10/25/2036 ~	410	355
2.778% due 12/26/2037 ~	6,639	5,849
2.785% due 04/25/2036 ^~	1,155	1,059
2.803% due 08/25/2035 ~	6	7
2.818% due 10/25/2035 ^~	276	252
2.821% due 08/25/2036 ~	8,591	7,912
2.844% due 05/25/2036 ~	854	804
2.855% due 04/25/2036 ~	573	586
2.855% due 04/25/2036 ^~	2,692	2,670
2.855% due 04/25/2036 ^~	5,499	5,454
2.873% due 04/25/2035 ~	57	58
2.908% due 04/25/2035 ~	197	201
2.920% due 09/25/2035 ~	176	169
2.920% due 11/25/2035 ^~	5,813	5,413
2.920% due 02/25/2036 ^~	2,252	2,000
2.924% due 11/25/2035 ~	191	185
2.933% due 07/25/2035 ~	1,174	1,187
2.964% due 07/25/2035 ~	119	119
2.968% due 10/25/2036 ^~	1,059	1,000
3.032% due 08/25/2035 ~	790	827
3.035% due 06/25/2035 ~	60	54
3.057% due 05/25/2036 ^~	10	9
3.057% due 01/25/2037 ^~	499	470
3.061% due 10/25/2035 ~	349	365
3.074% due 11/25/2035 ~	18	17
3.076% due 10/25/2035 ~	9	8
3.103% due 04/25/2037 ^~	538	498
3.103% due 04/25/2037 ^~	5,730	5,367
3.112% due 04/25/2037 ^~	698	623
3.157% due 08/25/2036 ^~	3,171	2,883
3.163% due 08/25/2035 ^~	1,221	1,156
3.171% due 07/25/2035 ~	175	174
3.198% due 07/25/2035 ~	12	12
3.236% due 08/25/2036 ^~	670	626
3.253% due 05/25/2036 ^~	433	395
3.253% due 05/25/2036 ~	456	422
3.289% due 06/25/2037 ^~	4,212	3,513
3.297% due 06/25/2036 ^~	405	353
3.297% due 06/25/2036 ^~	990	860
3.325% due 10/25/2037 ~	10,484	9,443
3.369% due 10/25/2036 ^~	1,003	886
3.486% due 06/25/2037 ^~	370	337
3.770% due 06/25/2036 ^~	183	149
5.000% due 06/25/2021 ^	54	42

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.000% due 03/25/2022 ^		$3	$3
5.500% due 03/25/2022 ^		4	4
5.500% due 09/25/2035		2,978	2,875
5.500% due 01/25/2036 ^		800	548
5.500% due 08/25/2037 ^		2,506	1,812
5.750% due 03/25/2037 ^		408	266
6.000% due 10/25/2034		3,851	3,837
6.000% due 07/25/2036 ^		2,950	2,209
6.000% due 06/25/2037 ^		13,171	8,996
6.000% due 08/25/2037 ^		98	74
6.500% due 09/25/2035		316	291
7.000% due 08/25/2037 ^		913	678

JP Morgan Resecuritization Trust
0.288% due 11/26/2036 •		13,253	12,712

JPMBB Commercial Mortgage Securities Trust
0.556% due 08/15/2046 ~(a)		54,787	591

JPMDB Commercial Mortgage Securities Trust
0.788% due 12/15/2049 ~(a)		188,086	6,914

Kentmere PLC
0.000% due 10/28/2051 ~	GBP	9,500	38,487
0.000% due 10/28/2051 (g)		10,711	14,372
0.851% due 10/28/2051 •		477,952	659,183
1.451% due 10/28/2051 •		21,423	29,407
1.801% due 10/28/2051 •		21,423	29,335
2.251% due 10/28/2051 •		12,854	17,510
3.051% due 10/28/2051 •		7,141	9,571
5.051% due 10/28/2051 •		12,139	14,764

Kirkby RMBS PLC
0.000% due 02/22/2045 ~		6	23,644
0.860% due 02/22/2045 •		282,383	381,484
2.060% due 02/22/2045 •		82,543	107,942
2.250% due 02/22/2045		26,742	26,636

Landmark Mortgage Securities PLC
0.000% due 06/17/2039 •	EUR	1,167	1,328
0.281% due 06/17/2039 •	GBP	3,360	4,478
0.309% due 04/17/2044 •		22,178	29,315

LB-UBS Commercial Mortgage Trust
0.093% due 02/15/2040 ~(a)		$704	0
5.407% due 11/15/2038 ^		12,807	4,378
5.562% due 02/15/2040 ^~		12,833	6,744

Legacy Mortgage Asset Trust
3.000% due 06/25/2059 þ		15,067	15,171

Lehman Mortgage Trust
0.529% due 12/25/2036 •		6,737	1,346
0.709% due 07/25/2036 •		5,847	2,632
1.009% due 12/25/2035 ^•		975	720
5.062% due 12/25/2035 ~		2,968	973
5.185% due 01/25/2036 ^~		1,662	1,682
5.303% due 07/25/2037 ~		3,382	2,315
5.500% due 12/25/2035 ^		35	26
5.956% due 04/25/2036 ^~		3,490	2,946
6.000% due 08/25/2037		2,479	2,511
6.500% due 09/25/2037 ^		5,263	2,967
6.591% due 03/25/2037 ^•(a)		14,631	3,923

54	PIMCO INCOME FUND	See Accompanying Notes

March 31, 2021

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Lehman XS Trust
0.299% due 11/25/2046 •		$203	$192
0.309% due 11/25/2046 ^•		15,078	14,824
0.309% due 07/25/2047 ^•		12,785	12,710
0.319% due 09/25/2046 •		120	121
0.509% due 08/25/2046 ^•		13,130	12,941
0.709% due 12/25/2035 ^•		9	7
1.000% due 03/25/2047 «		30	52
5.610% due 07/25/2035 ^þ		925	925

Ludgate Funding PLC
0.187% due 01/01/2061 •	GBP	5,294	7,041
0.260% due 12/01/2060 •		4,485	6,003
0.627% due 01/01/2061 •		6,702	9,144

Luminent Mortgage Trust
0.509% due 02/25/2046 •		$107	91

Manhattan West Mortgage Trust
0.205% due 09/10/2039 ~(a)		807,900	10,695

Mansard Mortgages PLC
0.730% due 12/15/2049 •	GBP	11,444	15,617

MASTR Adjustable Rate Mortgages Trust
0.589% due 05/25/2037 •		$975	576
0.789% due 05/25/2047 ^•		3,619	4,243
1.133% due 09/25/2034 ~		101	101
1.209% due 09/25/2037 •		4,481	2,164
2.250% due 12/25/2033 ~		21	20
2.384% due 07/25/2035 ^~		1,014	978
2.408% due 12/25/2033 ~		70	73
2.500% due 01/25/2034 ~		133	132
2.540% due 05/25/2034 ~		124	125
2.613% due 07/25/2035 ^~		227	221
2.750% due 07/25/2034 ~		393	397
2.778% due 01/25/2036 ~		5,324	5,482
2.849% due 09/25/2033 ~		400	396
2.981% due 10/25/2034 ~		273	256
2.990% due 04/21/2034 ~		22	22
3.026% due 11/25/2036 ~		58	46
3.034% due 12/21/2034 ~		74	73
3.178% due 11/21/2034 ~		271	280
3.461% due 06/25/2035 ~		75	71
3.806% due 10/25/2032 ~		44	45
4.156% due 09/25/2035 ^~		843	617

MASTR Alternative Loan Trust
5.500% due 07/25/2034		1,763	1,835
5.500% due 08/25/2034		3,053	3,133
7.000% due 06/25/2034		16	17

MASTR Asset Securitization Trust
5.500% due 06/26/2034		14	14
6.000% due 10/25/2022 ~		16	13
6.000% due 06/25/2036 ^		203	175
6.000% due 06/25/2036 ^•		1,608	1,372

MASTR Reperforming Loan Trust
0.459% due 05/25/2035 •		1,917	1,064
0.469% due 07/25/2035 ^•		21,775	10,315
4.266% due 05/25/2036 ~		196	178

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

MASTR Seasoned Securitization Trust
2.106% due 05/25/2032 ~	$277	$280
2.691% due 10/25/2032 ~	12	13
2.726% due 10/25/2032 ~	87	91
3.520% due 10/25/2032 ~	261	269
6.500% due 08/25/2032 ~	34	35

Mellon Residential Funding Corp. Mortgage Pass-Through Certificates
0.806% due 11/15/2031 •	155	158
0.846% due 09/15/2030 •	340	344

Merrill Lynch Alternative Note Asset Trust
0.309% due 03/25/2037 •	5,322	2,078
0.409% due 03/25/2037 •	255	102
3.101% due 06/25/2037 ^~	33,860	25,786

Merrill Lynch Mortgage Investors Trust
0.339% due 04/25/2029 •	666	664
0.569% due 03/25/2030 •	85	85
0.644% due 08/25/2036 •	8,416	8,453
0.705% due 03/25/2030 •	211	205
0.714% due 07/25/2030 •	890	913
0.769% due 06/25/2028 •	1,435	1,448
0.769% due 11/25/2029 •	1,053	1,043
0.789% due 04/25/2028 •	9	9
0.864% due 01/25/2030 •	8	8
0.885% due 10/25/2028 •	34	34
0.905% due 11/25/2029 •	45	46
0.944% due 01/25/2029 •	319	311
1.794% due 01/25/2029 ~	3,406	3,383
1.830% due 01/25/2029 ~	4	4
1.925% due 02/25/2033 ~	23	22
1.944% due 05/25/2036 ^~	184	164
1.989% due 09/25/2029 ~	129	130
2.055% due 04/25/2035 ~	55	55
2.056% due 12/25/2034 ~	249	254
2.135% due 02/25/2036 ~	2	2
2.303% due 05/25/2029 ~	65	66
2.309% due 05/25/2036 ~	229	233
2.311% due 05/25/2036 ~	24	24
2.432% due 02/25/2034 ~	64	66
2.660% due 09/25/2033 ~	6	6
2.686% due 07/25/2035 ^~	363	245
2.694% due 06/25/2037 ~	155	160
2.708% due 12/25/2034 ~	17	17
2.754% due 12/25/2035 ^~	60	49
2.771% due 03/25/2036 ^~	2,235	1,458
2.787% due 02/25/2035 ~	1,247	1,261
2.818% due 07/25/2035 ^~	678	665
3.199% due 09/25/2035 ^~	50	47
3.432% due 05/25/2034 ~	64	64

Merrill Lynch Mortgage Trust
0.000% due 02/12/2051 ~(a)	4,467	0

Merrill Lynch Mortgage-Backed Securities Trust
2.490% due 08/25/2036 ^•	6,528	6,226
3.521% due 06/25/2037 ^~	9	8

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2021	55

Consolidated Schedule of Investments PIMCO Income Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Morgan Stanley Bank of America Merrill Lynch Trust
0.997% due 02/15/2047 ~(a)	$41,726	$938
1.606% due 11/15/2045 ~(a)	65,073	1,027
3.040% due 04/15/2048	5,989	6,259

Morgan Stanley Capital Trust
0.300% due 11/12/2049 ~(a)	3,281	0
0.878% due 07/15/2053 ~(a)	54,413	3,942
1.846% due 07/15/2053 ~(a)	109,326	14,951
3.340% due 03/15/2049	10,993	11,665

Morgan Stanley Mortgage Loan Trust
0.389% due 01/25/2036 •	1,425	975
1.972% due 08/25/2034 ~	683	681
2.214% due 06/25/2037 ~	14,319	9,831
2.221% due 07/25/2034 ~	177	187
2.227% due 06/25/2036 ~	352	374
2.613% due 10/25/2034 ~	64	67
2.741% due 07/25/2034 ~	95	99
2.767% due 07/25/2035 ^~	109	96
2.782% due 08/25/2034 ~	10	10
2.816% due 05/25/2036 ^~	10,080	7,629
2.825% due 11/25/2035 ~	82	55
2.921% due 12/25/2035 ~	128	103
2.925% due 11/25/2037 ^~	2,560	2,422
3.014% due 07/25/2035 ~	228	222
3.199% due 09/25/2035 ^~	55	45
5.500% due 11/25/2035 ^	63	61
6.000% due 08/25/2037 ^	355	227
6.320% due 09/25/2034 ~	668	739
7.013% due 08/25/2036 ^þ	6,729	2,425

Morgan Stanley Re-REMIC Trust
5.250% due 05/26/2037 ~	9,543	7,405
6.250% due 08/26/2047 ~	13,616	10,784

Morgan Stanley Resecuritization Trust
1.129% due 06/26/2047 •	40,776	35,959
1.148% due 04/26/2047 •	33,919	20,864
1.339% due 06/26/2047 •	651	479
2.338% due 04/26/2047 ~	5,008	3,365

Mortgage Equity Conversion Asset Trust
0.580% due 05/25/2042 •	83,926	79,857

MortgageIT Securities Corp. Mortgage Loan Trust
0.339% due 06/25/2047 •	16,974	16,718

MortgageIT Trust
0.609% due 11/25/2035 •	5,717	5,468

MSJP HAUL
0.400% due 09/05/2047 ~(a)	31,700	1,212
0.887% due 09/05/2047 ~(a)	53,100	3,033

NAAC Reperforming Loan REMIC Trust
6.500% due 03/25/2034 ^	580	578

NAAC Reperforming Loan REMIC Trust Certificates
6.500% due 02/25/2035 ^	1,882	1,877

Natixis Commercial Mortgage Securities Trust
3.821% due 02/15/2039	29,500	30,763

New Rochelle Public Library Trust
0.000% due 05/01/2058 (g)	735	732

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.374% due 05/01/2058 ~		$376,124	$383,382

Newgate Funding PLC
0.058% due 12/15/2050 •	EUR	508	590
0.211% due 12/01/2050 •	GBP	1,985	2,658
0.708% due 12/15/2050 •	EUR	2,760	3,153
0.958% due 12/15/2050 •		4,618	5,241
1.080% due 12/15/2050 •	GBP	14,651	19,577
1.330% due 12/15/2050 •		4,140	5,568

Nomura Asset Acceptance Corp. Alternative Loan Trust
0.669% due 04/25/2037 •		$129	105
2.331% due 10/25/2035 ~		392	395
2.773% due 08/25/2034 ~		2,375	2,441
3.038% due 02/25/2036 ~		843	719
3.077% due 02/25/2036 ^~		511	429
5.500% due 05/25/2033		1	1
5.659% due 03/25/2035 þ		2	2
6.000% due 05/25/2033		5	5
6.215% due 08/25/2036 ^~		6,972	2,048
6.431% due 08/25/2036 ^~		2,974	873
7.000% due 04/25/2033		6	6

Nomura Resecuritization Trust
0.000% due 08/27/2047 ~		165,547	127,276
1.009% due 07/25/2036 •		4,004	3,935
2.746% due 10/26/2036 •		4,791	4,390
5.225% due 10/25/2036 ~		8,324	5,637
6.000% due 07/26/2037		15,005	7,647

NovaStar Mortgage Funding Trust
0.489% due 09/25/2046 •		7,455	7,281
0.519% due 09/25/2046 •		72,100	31,646

Paragon Mortgages PLC
0.268% due 01/15/2039 •	GBP	48,614	67,022

Prime Mortgage Trust
7.000% due 07/25/2034		$171	166

Proteus RMBS DAC
0.000% due 10/29/2054 •	EUR	517,919	607,630
0.000% due 10/29/2054 «~		1,219	11,466
0.000% due 10/29/2054 (b)(g)		85,302	70,639
0.357% due 10/29/2054 •		52,929	61,978
0.557% due 10/29/2054 •		38,495	44,969
1.207% due 10/29/2054 •		28,871	33,649
2.457% due 10/29/2054 •		24,059	27,872

RBSSP Resecuritization Trust
0.380% due 02/26/2037 •		$814	818
0.380% due 03/26/2037 •		44,755	38,402
0.472% due 02/28/2047 ~		19,010	15,502
0.770% due 08/26/2045 •		114	111
1.880% due 12/26/2037 •		23,760	23,259
2.860% due 07/26/2045 ~		2,682	2,702
3.035% due 10/26/2036 ~		10,180	10,216
3.051% due 12/26/2036 ^~		3,866	3,199
3.083% due 03/26/2036 ~		8,415	6,193
3.270% due 09/28/2047 ~		126,952	104,357
3.275% due 12/26/2036 ~		15,921	16,338

56	PIMCO INCOME FUND	See Accompanying Notes

March 31, 2021

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Real Estate Asset Liquidity Trust
3.641% due 06/14/2061	CAD	60,828	$49,331

Regal Trust
1.966% due 09/29/2031 •		$34	32

Residential Accredit Loans, Inc. Trust
0.259% due 02/25/2047 •		13,481	7,176
0.279% due 01/25/2037 •		3,940	3,686
0.309% due 05/25/2047 •		2,994	2,890
0.359% due 02/25/2036 ^•		9,702	6,974
0.409% due 08/25/2035 •		3,834	3,348
0.409% due 04/25/2037 •		3,814	2,919
0.439% due 03/25/2037 •		177	15
0.469% due 05/25/2036 •		9,451	8,860
0.469% due 07/25/2036 •		27,338	15,248
0.469% due 09/25/2036 •		10,884	10,456
0.469% due 11/25/2036 •		2,804	2,089
0.469% due 01/25/2037 ^•		826	584
0.469% due 06/25/2046 •		29,799	10,167
0.489% due 09/25/2036 ^•		4,977	4,778
0.509% due 06/25/2036 •		210	150
0.519% due 09/25/2046 •		3,592	3,436
0.539% due 05/25/2046 •		14,694	13,829
0.629% due 12/25/2045 •		14,678	12,251
0.649% due 05/25/2046 ^•		920	812
0.669% due 12/25/2045 •		398	320
0.709% due 08/25/2036 •		5,859	4,615
0.809% due 11/25/2035 •		3,953	3,254
1.259% due 01/25/2046 ^•		13,795	12,856
1.562% due 11/25/2037 ~		9,651	9,219
1.619% due 09/25/2045 •		504	502
1.759% due 08/25/2035 •		247	230
2.061% due 12/26/2034 ^~		182	106
3.187% due 08/25/2035 ^~		646	355
3.346% due 07/25/2035 ~		7,375	5,973
3.601% due 07/25/2035 ~		3,592	2,706
3.990% due 12/25/2035 ^~		6,213	5,745
5.500% due 08/25/2035 ^		31	31
5.500% due 06/25/2037		5,116	4,816
5.750% due 12/25/2021 ^		44	43
6.000% due 08/25/2035 ^		589	577
6.000% due 10/25/2035 ^		7,843	5,093
6.000% due 12/25/2035 ^		2,676	2,675
6.000% due 08/25/2036 ^		6,943	6,788
6.000% due 08/25/2036 ^		9,819	9,590
6.000% due 09/25/2036		3,341	3,156
6.000% due 01/25/2037		115	112
6.000% due 02/25/2037 ^		11,927	11,443
6.000% due 03/25/2037 ^		10,830	10,370
6.000% due 05/25/2037 ^		1,309	1,273
6.000% due 05/25/2037		9,155	8,901
6.000% due 06/25/2037 ^		19,446	18,791
6.500% due 08/25/2036		21,898	21,326

Residential Asset Mortgage Products Trust
7.000% due 11/25/2031		66	68
7.500% due 12/25/2031		16	16

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
7.500% due 05/25/2032		$17	$17
7.500% due 07/25/2032		420	261

Residential Asset Securitization Trust
0.419% due 04/25/2037 •		9,993	2,089
0.459% due 06/25/2036 •		6,366	1,711
0.809% due 07/25/2036 •		5,690	4,604
5.500% due 07/25/2035		1,041	842
5.500% due 09/25/2035 ^		23,150	16,811
6.000% due 11/25/2036 ^		6,756	3,732
6.000% due 01/25/2037 ^		3,593	1,947
6.000% due 03/25/2037 ^		7,277	4,193
6.000% due 04/25/2037		661	539
6.000% due 08/25/2037		709	567
6.250% due 11/25/2036 ^		12,420	7,126
6.500% due 09/25/2036		3,555	2,043
6.500% due 04/25/2037 ^		19,079	8,296
6.581% due 04/25/2037 •(a)		9,993	3,541

Residential Funding Mortgage Securities, Inc. Trust
2.952% due 09/25/2035 ~		373	338
3.183% due 08/25/2035 ^~		2,259	1,394
3.967% due 04/25/2037 ~		731	648
4.299% due 09/25/2036 ^~		76	72
4.380% due 10/25/2037 ^~		6,656	5,724
4.643% due 10/25/2037 ^~		4,182	3,558
4.930% due 07/27/2037 ^~		140	121
5.500% due 03/25/2037 ^		2,815	2,456
6.000% due 04/25/2037 ^•		96	92
6.000% due 04/25/2037 ^		1,840	1,777
6.000% due 10/25/2037 ^		578	436
6.500% due 03/25/2032		29	30

Resloc UK PLC
0.000% due 12/15/2043 •	EUR	5,620	6,394

Ripon Mortgages PLC
0.000% due 08/20/2056 «(g)	GBP	463,568	513,946
0.000% due 08/20/2056 «~		0	32,523
0.000% due 08/20/2056 (g)		70,237	92,067

RMAC Securities PLC
0.000% due 06/12/2044 •	EUR	1,428	1,624
0.230% due 06/12/2044 •	GBP	13,001	17,300
0.250% due 06/12/2044 •		6,925	9,226
0.334% due 06/12/2044 •		$2,399	2,264

Roundstone Securities DAC
0.000% due 09/28/2055 ~	EUR	92,331	58,197
0.062% due 09/28/2055 •		799,745	934,210
0.212% due 09/28/2055 •		72,544	83,230
0.462% due 09/28/2055 •		49,462	55,863
0.962% due 09/28/2055 •		29,677	33,474
1.000% due 09/28/2055 ~		18,400	5,025
1.712% due 09/28/2055 •		49,461	53,752

Sequoia Mortgage Trust
0.731% due 08/20/2034 •		$398	399
0.771% due 06/20/2033 •		212	211
0.811% due 07/20/2033 •		92	92
0.861% due 05/20/2034 •		732	749

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2021	57

Consolidated Schedule of Investments PIMCO Income Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.871% due 10/20/2027 •		$2	$2
0.871% due 04/20/2033 •		48	49
0.876% due 10/20/2034 •		359	322
0.911% due 10/20/2027 •		27	27
0.918% due 11/20/2034 •		117	117
0.997% due 04/20/2033 •		328	324
3.002% due 09/20/2046 ^~		2,153	1,622
3.089% due 08/20/2047 ~		6,078	5,194
3.112% due 09/20/2046 ^~		350	274
3.176% due 07/20/2037 ^~		5,667	5,294
3.240% due 07/20/2037 ~		863	671
6.517% due 02/20/2047 ~		2,220	2,034

Stratton Mortgage Funding PLC
0.949% due 07/20/2060 •	GBP	104,850	144,496

Structured Adjustable Rate Mortgage Loan Trust
0.409% due 09/25/2034 •		$234	223
0.609% due 10/25/2034 •		414	397
0.754% due 04/25/2035 •		954	936
1.701% due 10/25/2037 ^•		4,570	4,471
2.372% due 12/25/2034 ~		636	643
2.409% due 12/25/2037 ^•		5,529	5,562
2.556% due 10/25/2034 ~		65	67
2.590% due 05/25/2035 ~		4,782	4,130
2.593% due 03/25/2035 ~		412	406
2.603% due 04/25/2034 ~		5	5
2.639% due 12/25/2034 ~		24	24
2.674% due 09/25/2034 ~		88	91
2.699% due 03/25/2035 ~		7,081	6,512
2.764% due 12/25/2035 ~		152	141
2.862% due 02/25/2036 ^~		5,778	4,286
2.902% due 05/25/2036 ^~		63	58
2.906% due 11/25/2035 ^~		75	71
2.914% due 05/25/2035 ~		22	18
2.962% due 05/25/2036 ^~		3,770	3,145
2.972% due 08/25/2035 ~		1,048	1,016
2.990% due 09/25/2035 ~		1,897	1,854
3.003% due 04/25/2035 ~		57	58
3.004% due 01/25/2036 ^~		3,704	2,695
3.068% due 10/25/2035 ^~		2,859	2,739
3.081% due 09/25/2036 ^~		2,687	2,336
3.123% due 02/25/2036 ^~		1,774	1,715
3.157% due 03/25/2036 ^~		951	844
3.180% due 09/25/2036 ^~		11,246	10,028
3.214% due 07/25/2035 ^~		2,275	2,135
3.215% due 11/25/2035 ~		275	251
3.261% due 05/25/2036 ^~		5,581	4,677
3.264% due 07/25/2037 ^~		35	28
3.303% due 11/25/2035 ^~		375	359
3.330% due 08/25/2036 ~		15,869	14,500
3.526% due 09/25/2036 ^~		10,307	10,361
3.573% due 01/25/2037 ^~		4,000	3,687

Structured Asset Mortgage Investments Trust
0.229% due 08/25/2036 •		9,119	8,523
0.289% due 01/25/2037 •		2,089	1,999
0.309% due 10/25/2036 •		4,471	4,319

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.319% due 08/25/2036 ^•		$10,399	$10,431
0.319% due 09/25/2047 ^•		16,522	17,896
0.329% due 09/25/2047 •		12,588	11,468
0.409% due 08/25/2036 ^•		5,744	5,195
0.469% due 07/25/2046 •		10,053	8,924
0.489% due 06/25/2036 •		3,700	3,737
0.489% due 07/25/2046 ^•		7,399	6,132
0.509% due 05/25/2036 •		8,711	8,435
0.529% due 04/25/2036 •		12,970	12,307
0.529% due 05/25/2036 •		204	178
0.529% due 05/25/2046 •		148	132
0.569% due 02/25/2036 ^•		39,497	36,015
0.569% due 02/25/2036 •		8,661	8,287
0.569% due 07/25/2036 ^•		16	7
0.569% due 05/25/2045 •		948	949
0.610% due 07/19/2035 •		1,295	1,261
0.659% due 09/25/2047 ^•		22,025	19,547
0.669% due 02/25/2036 ^•		14,711	14,135
0.790% due 05/19/2035 •		868	866
0.959% due 05/25/2047 •		3,252	2,730
2.134% due 02/19/2035 ~		1	1
2.962% due 05/25/2047 ^~		30,908	26,892
3.467% due 05/25/2045 ^~		90	75

Structured Asset Sec Mortgage Pass-Through Certificates
2.315% due 11/25/2032		163	163

Structured Asset Securities Corp.
0.459% due 04/25/2035 •		307	275
0.468% due 03/25/2035 •		3,190	2,894
2.365% due 12/25/2033 ~		405	410

Structured Asset Securities Corp. Mortgage Loan Trust
0.829% due 11/25/2035 •		1,524	1,363

Structured Asset Securities Corp. Mortgage Pass-Through Certificates
2.288% due 03/25/2033 ~		88	92
2.397% due 09/25/2033 ~		108	110
2.511% due 07/25/2033 ~		185	191
2.521% due 11/25/2033 ~		201	195
2.692% due 01/25/2034 ~		85	87
2.747% due 11/25/2033 ~		45	46
3.109% due 07/25/2032 •		1,610	1,575

SunTrust Adjustable Rate Mortgage Loan Trust
2.393% due 02/25/2037 ^~		3,557	3,356
2.739% due 04/25/2037 ^~		1,460	1,081

TDA Mixto Fondo de Titulizacion de Activos
0.000% due 06/22/2045 •	EUR	255	299
2.960% due 03/22/2036 •		1,200	1,411

Terwin Mortgage Trust
0.678% due 10/25/2037 •		$35,313	15,236

Thornburg Mortgage Securities Trust
0.649% due 03/25/2044 •		87	85
1.473% due 03/25/2044 ~		1,420	1,426
1.529% due 06/25/2047 •		2,955	2,814

58	PIMCO INCOME FUND	See Accompanying Notes

March 31, 2021

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
1.595% due 03/25/2044 ~		$5,003	$5,088
2.072% due 12/25/2044 ~		29	30
2.092% due 10/25/2043 ~		197	199

Trinity Square PLC
1.178% due 07/15/2051 •	GBP	12,238	16,899

UBS Commercial Mortgage Trust
2.056% due 05/10/2045 ~(a)		$135,635	1,462

UBS-Barclays Commercial Mortgage Trust
1.103% due 04/10/2046 ~(a)		72,385	1,186

Uropa Securities PLC
0.000% due 10/10/2040 •	EUR	8,413	9,573
0.228% due 10/10/2040 •	GBP	25,081	33,424

Wachovia Mortgage Loan Trust LLC
2.502% due 10/20/2035 ~		$565	428
2.560% due 10/20/2035 ^~		342	332
2.717% due 03/20/2037 ^~		69	62
2.830% due 10/20/2035 ~		34	35
2.853% due 08/20/2035 ^~		573	586
3.117% due 05/20/2036 ~		59	58

WaMu Mortgage Pass-Through Certificates Trust
0.569% due 04/25/2045 •		4,758	4,697
0.629% due 11/25/2045 •		481	474
0.649% due 12/25/2045 •		2,180	2,109
0.689% due 07/25/2045 •		1,655	1,631
0.689% due 12/25/2045 •		4,071	3,880
0.769% due 01/25/2045 •		4,432	4,420
0.789% due 01/25/2045 •		2,810	2,807
0.809% due 01/25/2045 •		75	75
0.849% due 11/25/2034 •		1,659	1,689
0.889% due 10/25/2044 •		1,062	1,048
0.909% due 10/25/2044 •(m)		1,378	1,366
0.959% due 02/25/2047 ^•		18,797	17,974
0.989% due 11/25/2034 •		33	32
0.989% due 07/25/2044 •		5,302	5,336
0.989% due 01/25/2047 •		1,143	1,137
0.999% due 01/25/2047 ^•		4,842	4,680
1.009% due 06/25/2047 •		4,833	4,616
1.019% due 04/25/2047 •		3,279	3,141
1.099% due 11/25/2046 •		9,810	9,212
1.139% due 10/25/2046 ^•		35,471	33,436
1.199% due 12/25/2046 ^•		10,932	10,142
1.219% due 09/25/2046 •		6,150	5,784
1.239% due 06/25/2046 •		785	792
1.239% due 07/25/2046 •		8,318	7,398
1.249% due 06/25/2046 •		1,958	1,910
1.319% due 05/25/2046 •		6,223	6,231
1.459% due 11/25/2042 •		151	149
1.659% due 08/25/2042 •		68	66
1.669% due 10/25/2045 •		1,158	1,210
1.957% due 07/25/2046 •		8,657	8,493
2.364% due 08/25/2035 ~		7	7
2.481% due 11/25/2036 ^~		752	729
2.499% due 10/25/2036 ^~		972	947
2.526% due 12/25/2036 ^~		58	56
2.564% due 02/25/2033 ~		295	309

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.575% due 01/25/2037 ^~		$7,760	$7,197
2.624% due 10/25/2036 ^~		233	229
2.633% due 11/25/2036 ^~		2,385	2,374
2.644% due 01/25/2037 ^~		2,953	2,632
2.710% due 03/25/2035 ~		894	929
2.781% due 09/25/2036 ^~		5,672	5,313
2.808% due 01/25/2036 ~		812	822
2.808% due 03/25/2037 ^~		21,414	19,985
2.852% due 01/25/2035 ~		1,409	1,425
2.896% due 12/25/2035 ~		13,335	13,372
2.903% due 03/25/2036 ~		2,321	2,330
2.906% due 10/25/2035 ~		2,421	2,414
2.982% due 01/25/2037 ^~		4,732	4,477
2.989% due 08/25/2034 ~		529	545
3.006% due 02/25/2037 ^~		10,952	10,886
3.097% due 09/25/2035 ~		275	284
3.112% due 08/25/2046 ^~		65	65
3.141% due 06/25/2037 ^~		1,859	1,789
3.158% due 08/25/2036 ^~		13,060	12,438
3.173% due 06/25/2037 ^~		5,040	4,492
3.176% due 07/25/2037 ^~		11,192	11,055
3.180% due 02/25/2037 ^~		2,683	2,648
3.196% due 02/25/2037 ^~		11,237	11,111
3.205% due 12/25/2036 ^~		3,654	3,596
3.229% due 01/25/2036 ^~		349	351
3.255% due 03/25/2037 ^~		10,581	10,453
3.275% due 05/25/2037 ^~		7,754	6,940
3.325% due 07/25/2037 ^~		2,207	2,210
3.424% due 02/25/2037 ^~		17,112	17,142
3.447% due 01/25/2036 ~		2,262	2,190
3.457% due 05/25/2037 ^~		1,000	981
3.571% due 04/25/2037 ^~		13,364	13,028

WaMu Mortgage-Backed Pass-Through Certificates
2.430% due 12/19/2039 ~		76	78

Warwick Finance Residential Mortgages PLC
0.000% due 12/21/2049 (g)	GBP	7	14,953
0.999% due 12/21/2049 •		351,261	485,257
1.699% due 12/21/2049 •		46,014	63,658
2.199% due 12/21/2049 •		23,010	31,864
2.699% due 12/21/2049 •		13,146	18,175
3.199% due 12/21/2049 •		13,146	18,098

Washington Mutual Mortgage Pass-Through Certificates Trust
0.339% due 12/25/2036 •		$4,831	4,730
0.489% due 07/25/2046 •		344	284
0.509% due 07/25/2035 •		1,053	927
0.629% due 12/25/2035 •		379	363
0.709% due 03/25/2036 ^•		1,429	1,282
0.959% due 01/25/2047 •		19,983	17,755
0.959% due 04/25/2047 •		4,863	4,294
0.979% due 12/25/2046 •		6,812	6,012
1.029% due 04/25/2047 •		6,850	6,080
1.109% due 10/25/2046 ^•		14,602	13,212
1.179% due 09/25/2046 ^•		19,752	17,345
1.199% due 04/25/2046 •		29,340	27,584

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2021	59

Consolidated Schedule of Investments PIMCO Income Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
1.229% due 05/25/2046 ^•	$3,293	$2,860
1.559% due 09/25/2035 ^•	701	628
3.725% due 06/25/2033 ~	134	137
4.181% due 09/25/2036 ^þ	31,931	13,501
4.242% due 10/25/2036 ^þ	66	34
4.539% due 10/25/2036 ^þ	6,247	2,573
5.500% due 06/25/2035	1,780	1,758
5.500% due 08/25/2035	48	47
5.500% due 11/25/2035 ^	464	431
5.750% due 11/25/2035 ^	656	660
5.750% due 01/25/2036 ^	4,402	4,177
6.000% due 11/25/2035 ^	2,076	2,144
6.000% due 04/25/2036 ^	2,988	2,933
6.000% due 07/25/2036 þ	1,579	582
6.000% due 04/25/2037	8,790	8,764
6.221% due 07/25/2036 ^þ	24,159	8,898
6.449% due 07/25/2036 ^þ	2,198	809
6.500% due 11/25/2035 ^	728	521
6.500% due 03/25/2036	12,864	11,055
6.500% due 05/25/2036 ^þ	4,268	4,198
6.500% due 08/25/2036 ^	22,378	20,276
7.500% due 04/25/2033	10	11

Wells Fargo Alternative Loan Trust
6.000% due 07/25/2037	571	573

Wells Fargo Commercial Mortgage Trust
0.946% due 01/15/2052 ~(a)	136,253	8,112
1.653% due 10/15/2049 ~(a)	294,368	20,160
3.324% due 01/15/2059	14,491	15,357
3.487% due 11/15/2048	4,609	4,902

Wells Fargo Mortgage Loan Trust
0.310% due 09/27/2047 •	24,467	23,932
3.268% due 12/27/2046 ~	15,397	9,833

Wells Fargo Mortgage-Backed Securities Trust
2.730% due 04/25/2037 ^~	206	202
2.772% due 11/25/2037 ^~	38	38
2.909% due 04/25/2036 ~	3,342	3,278
3.005% due 10/25/2036 ~	2,079	2,051
3.014% due 08/25/2035 ~	172	174
3.132% due 08/25/2036 ^~	419	413
3.273% due 10/25/2034 ~	34	34
5.500% due 12/25/2021	33	33
6.000% due 06/25/2036 ^	463	460
6.000% due 06/25/2037 ^	828	837
6.000% due 11/25/2037 ^	1,884	1,862

Wells Fargo-RBS Commercial Mortgage Trust
0.416% due 03/15/2047 ~(a)	83,202	1,107
0.898% due 12/15/2045 •	25,910	25,975
1.262% due 03/15/2047 ~(a)	72,719	2,159
2.054% due 04/15/2045 ~(a)	62,554	322

Total Non-Agency Mortgage-Backed Securities (Cost $35,860,031)		37,439,303

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
ASSET-BACKED SECURITIES 15.7%

Aames Mortgage Investment Trust
1.309% due 06/25/2035 •	$6,206	$6,227

ABSC Manufactured Housing Contract Resecuritization Trust
8.400% due 12/02/2030 ~	10,963	11,468

Academic Loan Funding Trust
0.909% due 12/26/2044 •	2,744	2,739

Accredited Mortgage Loan Trust
0.329% due 02/25/2037 •	25,211	24,121
0.379% due 09/25/2036 •	1,486	1,403
0.589% due 09/25/2035 •	7,220	7,169
0.709% due 04/25/2034 •	526	519
0.709% due 07/25/2034 •	3,828	3,781
0.814% due 04/25/2035 •	409	409
5.210% due 01/25/2034 þ	1,454	1,520

ACE Securities Corp. Home Equity Loan Trust
0.179% due 11/25/2036 •	4,405	2,339
0.199% due 07/25/2036 ^•	1,639	630
0.229% due 10/25/2036 •	187	103
0.229% due 11/25/2036 •	7,961	4,272
0.229% due 12/25/2036 •	9,296	4,759
0.229% due 01/25/2037 •	1,579	1,168
0.239% due 12/25/2036 •	121,676	79,483
0.249% due 07/25/2036 •	46,713	38,358
0.249% due 12/25/2036 •	18,461	12,988
0.259% due 07/25/2036 •	28,750	13,399
0.259% due 07/25/2036 ^•	10,308	4,023
0.279% due 11/25/2036 •	7,093	3,847
0.279% due 01/25/2037 •	1,684	1,254
0.329% due 11/25/2036 •	4,763	2,610
0.349% due 07/25/2036 •	20,209	9,665
0.359% due 07/25/2036 •	8,712	3,478
0.359% due 01/25/2037 •	1,579	1,187
0.389% due 07/25/2036 •	17,710	17,047
0.409% due 04/25/2036 •	13,752	13,529
0.489% due 02/25/2036 •	32,352	31,967
0.649% due 08/25/2036 •	12,844	11,837
0.769% due 11/25/2035 •	2,157	2,170
0.874% due 08/25/2035 •	2,221	2,281
0.909% due 02/25/2034 •	5	5
1.009% due 09/25/2033 •	1,537	1,537
1.039% due 02/25/2036 ^•	2,159	2,123
1.084% due 06/25/2034 •	9,012	8,975
1.084% due 07/25/2035 •	12,081	12,085
1.099% due 06/25/2035 •	1,421	1,434
1.114% due 07/25/2035 •	17,500	17,486
1.144% due 06/25/2035 •	2,635	2,603
1.159% due 12/25/2033 •	1,265	1,262
1.159% due 08/25/2045 •	2,606	2,586
1.234% due 04/25/2035 •	3,371	3,271
3.304% due 06/25/2034 •	847	828

Aegis Asset-Backed Securities Trust
0.349% due 01/25/2037 •	8,351	7,307
0.859% due 03/25/2035 •	5,325	4,864

60	PIMCO INCOME FUND	See Accompanying Notes

March 31, 2021

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Aegis Asset-Backed Securities Trust Mortgage Pass-Through Certificates
0.814% due 10/25/2035 •	$5,034	$4,935
1.159% due 01/25/2034 •	588	580
1.939% due 12/25/2034 •	10,109	9,738
2.209% due 12/25/2034 •	89	24

AFC Home Equity Loan Trust
0.709% due 09/27/2027 •	51	50
0.768% due 09/22/2028 •	118	113
0.998% due 02/25/2029 •	223	214

ALESCO Preferred Funding Ltd.
0.000% due 12/23/2034 ~	5,112	4,649
0.477% due 12/23/2037 •	9,137	8,200
0.535% due 07/23/2035 •	14,618	14,435
0.537% due 09/23/2036 •	27,404	25,143
0.553% due 12/23/2036 •	17,916	16,617
0.557% due 06/23/2036 •	18,877	17,933
0.561% due 07/15/2037 •	12,349	11,577
0.565% due 09/23/2037 •	12,461	11,246
0.641% due 07/15/2037 •	27,000	21,735
0.645% due 07/23/2035 •	2,242	2,169
0.645% due 09/23/2037 •	2,255	1,759
0.647% due 06/23/2036 •	27,500	23,512
0.667% due 12/23/2035 •	20,821	18,427
0.673% due 12/23/2036 •	7,500	6,187
0.697% due 09/23/2036 •	12,000	9,780
0.765% due 07/23/2035 •	15,152	15,000
0.797% due 03/23/2035 •	5,000	4,600
0.847% due 12/23/2034 •	4,750	4,441
0.905% due 07/30/2034 •	7,000	6,230
0.947% due 09/23/2038 •	57,326	54,889
0.991% due 05/01/2034 •	4,728	4,503
1.147% due 09/23/2038 •	10,000	8,350

Ameriquest Mortgage Securities Trust
0.209% due 10/25/2036 •	8,564	3,692
0.349% due 10/25/2036 •	21,384	9,361
0.479% due 04/25/2036 •	13,000	12,282
0.549% due 03/25/2036 •	1,894	1,761

Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates
0.754% due 01/25/2036 •	10,180	10,166
0.784% due 01/25/2036 •	498	498
0.904% due 03/25/2035 •	5,368	5,371
0.979% due 07/25/2034 •	91	91
0.979% due 01/25/2036 •	14,093	13,843
1.024% due 01/25/2035 •	1,189	1,189
1.069% due 10/25/2035 •	1,918	1,838
1.084% due 05/25/2035 •	3,800	3,781
1.084% due 08/25/2035 •	7,080	7,078
1.099% due 11/25/2034 •	8,262	8,264
1.129% due 10/25/2034 •	3,507	3,505
1.144% due 12/25/2033 •	258	258
1.159% due 05/25/2035 •	588	582
1.279% due 03/25/2035 •	6,952	6,691
1.384% due 08/25/2035 •	1,881	1,872

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
1.759% due 11/25/2034 •	$1,055	$1,069
1.834% due 05/25/2034 •	11,176	11,286
1.834% due 08/25/2035 •	14,800	14,864
1.864% due 10/25/2034 •	1,813	1,824
2.209% due 04/25/2034 •	981	1,012
2.884% due 03/25/2033 •	57	40
3.484% due 11/25/2032 ^•	2,024	2,051
3.634% due 11/25/2032 ^•	3	0
5.359% due 02/25/2033 •	1,728	1,696

Amortizing Residential Collateral Trust
0.809% due 10/25/2031 •	16	15
0.934% due 08/25/2031 •	199	211
1.144% due 07/25/2032 •	27	27
1.509% due 01/25/2033 •	84	85
1.609% due 10/25/2034 •	67	66
1.909% due 07/25/2032 •	47	47

Argent Securities Trust
0.199% due 07/25/2036 •	5,613	2,426
0.219% due 09/25/2036 •	7,702	3,387
0.259% due 07/25/2036 •	117,018	86,499
0.349% due 07/25/2036 •	5,973	2,679
0.349% due 09/25/2036 •	4,812	2,149
0.459% due 04/25/2036 •	23,680	15,872
0.469% due 04/25/2036 •	7,311	3,258
0.489% due 03/25/2036 •	28	26
0.589% due 06/25/2036 •	6,166	2,517
0.649% due 05/25/2036 •	17,630	6,870
0.669% due 04/25/2036 •	7,270	3,319

Argent Securities, Inc. Asset-Backed Pass-Through Certificates
0.799% due 11/25/2035 •	2,774	2,308
0.844% due 10/25/2035 •	7,733	7,731
1.009% due 10/25/2034 •	2,517	2,471
1.909% due 11/25/2034 •	3,311	3,330
1.984% due 11/25/2034 •	283	267
2.209% due 11/25/2034 •	71	50

Asset-Backed Funding Certificates Trust
0.219% due 01/25/2037 •	12,692	8,946
0.239% due 01/25/2037 •	55,524	43,636
0.249% due 10/25/2036 •	43,274	39,301
0.259% due 10/25/2036 •	8,739	8,542
0.269% due 01/25/2037 •	71,238	50,566
0.329% due 01/25/2037 •	42,563	30,466
0.389% due 11/25/2036 •	7,792	5,410
0.409% due 09/25/2036 •	11,490	11,375
0.429% due 11/25/2036 •	15,630	9,400
0.529% due 09/25/2036 ^•	27,691	25,569
0.609% due 11/25/2036 •	3,155	1,922
0.769% due 03/25/2035 •	5,213	5,121
0.889% due 09/25/2033 •	1,131	1,076
1.009% due 02/25/2034 •	5,286	5,266
1.084% due 06/25/2035 •	16,682	15,693
1.109% due 06/25/2037 •	3,195	2,989
1.114% due 03/25/2035 •	1,539	1,466
1.234% due 12/25/2032 •	598	609

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2021	61

Consolidated Schedule of Investments PIMCO Income Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
1.879% due 12/25/2033 •		$2,097	$2,034
2.284% due 01/25/2034 •		274	104
2.809% due 07/25/2033 •		276	283

Asset-Backed Securities Corp. Home Equity Loan Trust
0.249% due 07/25/2036 •		1,480	1,467
0.259% due 12/25/2036 •		4,497	4,384
0.609% due 03/25/2036 •		10,132	9,310
0.739% due 01/25/2036 •		9,437	8,849
1.009% due 06/25/2035 •		14,535	14,640
1.054% due 04/25/2035 •		2	3
1.204% due 02/25/2035 •		161	162
1.219% due 07/25/2035 •		3,794	3,657
1.756% due 03/15/2032 •		221	222

Aurium CLO DAC
0.680% due 10/13/2029 •	EUR	44,711	52,472

BankAmerica Manufactured Housing Contract Trust
7.432% due 12/10/2025 ~		$5,000	2,152

Barings Euro CLO BV
0.680% due 07/27/2030 •	EUR	37,915	44,467
1.050% due 07/27/2030		3,675	4,313

Basic Asset-Backed Securities Trust
0.679% due 04/25/2036 •		$9,692	9,264

Bayview Financial Acquisition Trust
0.465% due 05/28/2037 •		5,324	4,788

Bayview Financial Asset Trust
0.559% due 03/25/2037 •		5,504	5,190
0.909% due 03/25/2037 •		2,860	2,684
1.009% due 03/25/2037 •		2,992	2,875
1.259% due 03/25/2037 •		1,626	1,584
1.609% due 03/25/2037 •		1,506	1,476

Bayview Financial Mortgage Pass-Through Trust
0.993% due 04/28/2036 •		5,774	5,653

Bayview Financial Revolving Asset Trust
1.053% due 12/28/2040 •		2,424	2,237

Bear Stearns Asset-Backed Securities Trust
0.219% due 04/25/2031 •		831	2,574
0.249% due 10/25/2036 •		1,062	1,058
0.249% due 04/25/2037 •		8,095	9,525
0.259% due 11/25/2036 •		1,826	1,756
0.279% due 10/25/2036 •		3,967	3,931
0.279% due 12/25/2036 ^•		6,829	7,752
0.329% due 06/25/2047 •		7,493	7,485
0.349% due 06/25/2047 •		10,549	10,493
0.409% due 06/25/2036 •		6,630	6,622
0.409% due 02/25/2037 •		14,658	11,485
0.449% due 05/25/2036 ^•		987	983
0.459% due 05/25/2037 ^•		14,775	12,842
0.489% due 01/25/2037 •		6,004	5,912
0.500% due 09/25/2034 •		77	74
0.509% due 09/25/2046 •		3,423	3,364
0.559% due 06/25/2036 •		8,700	8,351
0.559% due 08/25/2036 •		5,593	5,541
0.559% due 01/25/2047 •		21,054	20,599

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.569% due 04/25/2036 •	$9,394	$13,936
0.649% due 05/25/2036 •	26,731	25,376
0.679% due 04/25/2036 •	6,578	8,855
0.739% due 12/25/2035 •	5,464	5,466
0.754% due 12/25/2035 •	4,628	4,611
0.769% due 10/25/2032 •	10	10
0.769% due 12/25/2035 ^•	3,400	3,359
0.784% due 11/25/2035 ^•	3,650	3,653
0.784% due 12/25/2035 •	10,821	10,330
0.889% due 12/25/2035 •	22,915	21,505
0.909% due 10/27/2032 •	59	58
1.059% due 10/25/2037 •	10,857	10,742
1.084% due 02/25/2034 •	1,013	1,005
1.084% due 08/25/2035 •	1,194	1,196
1.109% due 10/25/2037 •	16,495	16,359
1.109% due 11/25/2042 •	854	835
1.114% due 06/25/2035 •	15,857	15,767
1.129% due 10/25/2035 •	12,677	12,556
1.159% due 11/25/2035 ^•	24,624	24,176
1.189% due 06/25/2035 •	7,165	6,959
1.209% due 10/25/2033 •	78	78
1.234% due 02/25/2035 •	1,461	1,463
1.289% due 01/25/2034 •	3,257	3,142
1.309% due 07/25/2036 •	890	819
1.414% due 02/25/2036 •	5,785	5,650
1.459% due 01/25/2036 •	4,098	4,086
1.984% due 08/25/2034 •	407	408
2.359% due 04/25/2036 •	8,942	9,117
2.731% due 10/25/2036 ~	67	55
2.734% due 09/25/2035 •	11,217	11,421
5.125% due 03/25/2034 þ	3,117	3,279
5.500% due 01/25/2034 þ	5,274	5,365
5.500% due 06/25/2034 þ	262	268
5.500% due 08/25/2035 ~	4,444	3,615
5.500% due 08/25/2036	642	648
5.750% due 10/25/2033 þ	177	184
5.750% due 01/25/2034 þ	4,581	4,665
6.000% due 10/25/2035 þ	5,984	5,070
6.000% due 08/25/2036	4,195	3,885
6.250% due 12/25/2036 þ	8,643	8,502
6.500% due 08/25/2036 ^	3,362	1,946

Bear Stearns Second Lien Trust
0.299% due 01/25/2037 •	3,103	3,027
0.549% due 08/25/2037 •	9,969	9,449

BNC Mortgage Loan Trust
0.319% due 07/25/2037 •	8,157	7,546
0.429% due 11/25/2036 •	596	579
0.469% due 10/25/2036 •	10,206	8,410

Bombardier Capital Mortgage Securitization Corp.
5.980% due 03/15/2029 ~	512	515
6.530% due 10/15/2028 ~	1,006	1,047
6.975% due 12/15/2029 ~	8,918	2,071
7.180% due 12/15/2029 ~	22,628	5,405
7.575% due 06/15/2030 ~	16,139	4,158
7.935% due 12/15/2030 ~	6,508	6,788

62	PIMCO INCOME FUND	See Accompanying Notes

March 31, 2021

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Buckingham CDO Ltd.
0.283% due 04/05/2041 •	$666,264	$76,421
0.363% due 09/05/2051 •	996,075	43,081

Camber PLC
0.391% due 11/09/2053 •	183,696	5,511

Carrington Mortgage Loan Trust
0.259% due 04/25/2036 ^•	53,330	51,742
0.259% due 08/25/2036 •	11,342	10,913
0.329% due 01/25/2037 •	17,797	14,212
0.359% due 10/25/2036 •	6,500	5,730
0.369% due 02/25/2037 •	13,964	13,492
0.529% due 12/26/2036 •	8,317	7,078
0.814% due 12/25/2035 •	5,466	5,421

CDC Mortgage Capital Trust
1.024% due 11/25/2034 •	76	78

Centex Home Equity Loan Trust
0.409% due 01/25/2032 •	42	41
0.409% due 06/25/2036 •	1,437	1,432
0.429% due 06/25/2036 •	31,200	30,353
0.569% due 07/25/2032 •	90	84
0.754% due 03/25/2035 •	1,189	1,186
0.759% due 09/25/2032 •	588	583
0.799% due 03/25/2035 •	1,173	1,144
0.829% due 06/25/2034 •	53	52
0.829% due 01/25/2035 •	639	636
0.904% due 06/25/2034 •	129	125
0.934% due 01/25/2035 •	475	459
1.024% due 10/25/2035 •	1,177	1,182
1.039% due 09/25/2034 •	1,234	1,230
1.054% due 03/25/2034 •	123	120
1.069% due 10/25/2035 •	4,093	4,091
1.114% due 06/25/2034 •	159	154
1.309% due 01/25/2035 •	825	802
1.839% due 03/25/2033 •	117	114
1.859% due 01/25/2034 •	68	67
6.260% due 09/25/2034 þ	768	767

Chase Funding Trust
0.609% due 05/25/2032 •	92	91
0.709% due 07/25/2033 •	9	8
4.725% due 05/25/2033	399	404

CHEC Loan Trust
1.069% due 06/25/2034 •	146	146

CIT Group Home Equity Loan Trust
1.084% due 12/25/2031 •	177	176

CIT Mortgage Loan Trust
1.459% due 10/25/2037 •	39,140	39,383
1.559% due 10/25/2037 ^•	224	226
1.609% due 10/25/2037 •	30,000	30,595

Citicorp Residential Mortgage Trust
5.076% due 11/25/2036 þ	1,328	1,358

Citigroup Mortgage Loan Trust
0.169% due 07/25/2045 •	1,716	1,469
0.189% due 01/25/2037 •	14,700	12,295

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.249% due 12/25/2036 •	$1,082	$1,076
0.269% due 09/25/2036 •	6,022	5,525
0.279% due 05/25/2037 •	45,629	39,361
0.289% due 01/25/2037 •	87,820	74,476
0.299% due 05/25/2037 •	40,218	31,962
0.309% due 12/25/2036 •	3,898	3,123
0.319% due 12/25/2036 •	8,241	7,921
0.359% due 12/25/2036 ^•	14,644	13,436
0.359% due 01/25/2037 •	28,590	24,453
0.379% due 05/25/2037 •	25,635	23,769
0.429% due 12/25/2036 •	7,908	6,405
0.559% due 03/25/2037 •	34,431	33,681
0.609% due 08/25/2036 •	7,422	7,304
0.629% due 03/25/2036 •	4,752	4,602
0.709% due 12/25/2035 ^•	23,887	23,373
0.814% due 01/25/2036 •	7,204	7,087
4.417% due 10/25/2037 þ	21,214	22,051
6.485% due 05/25/2036 þ	13,837	7,143

Citigroup Mortgage Loan Trust Asset-Backed Pass-Through Certificates
1.684% due 10/25/2034 •	499	473

Citigroup Mortgage Loan Trust, Inc.
0.369% due 03/25/2037 •	27,519	26,041
0.529% due 11/25/2036 •	8,590	8,577
0.559% due 10/25/2036 •	14,044	13,970
0.724% due 10/25/2035 •	2,016	2,092
0.784% due 10/25/2035 ^•	1,000	999
1.159% due 02/25/2035 •	698	684
5.749% due 08/25/2035 þ	25	25

Colony American Finance Ltd.
2.554% due 11/15/2048	9,145	9,152

Conseco Finance Corp.
6.280% due 09/01/2030	8,622	9,054
6.320% due 07/01/2030	1,272	1,282
6.440% due 12/01/2030	7,430	7,996
6.540% due 04/01/2029	1,510	1,536
6.660% due 06/01/2030 ~	227	228
6.760% due 03/01/2030 ~	216	218
7.220% due 03/15/2028 ~	3,215	3,338
7.240% due 11/15/2028 ~	1,666	1,715
7.860% due 03/01/2030 ~	13,311	7,927

Conseco Finance Securitizations Corp.
2.165% due 12/01/2033 •	5,773	5,807
7.360% due 06/01/2030 ~	59,760	32,617
7.410% due 05/01/2033 þ	20,957	22,351
7.424% due 03/01/2033 ~	7,297	7,690
7.490% due 07/01/2031 þ	23,701	25,304
7.770% due 09/01/2031 þ	9,951	10,675
7.954% due 12/01/2033 ~	2,573	2,715
7.960% due 05/01/2031	22,071	10,572
7.970% due 05/01/2032	7,164	2,215
8.060% due 09/01/2029 ~	7,266	2,393
8.200% due 05/01/2031	30,727	15,155
8.260% due 12/01/2030 ~	76,592	30,228
8.310% due 05/01/2032 ~	40,754	13,127

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2021	63

Consolidated Schedule of Investments PIMCO Income Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
8.850% due 12/01/2030 ~	$1,831	$603

Countrywide Asset-Backed Certificates
0.249% due 05/25/2035 •	31,627	30,581
0.249% due 03/25/2037 •	20,111	19,772
0.249% due 05/25/2037 •	52,827	50,754
0.249% due 06/25/2037 •	22,897	21,666
0.249% due 07/25/2037 ^•	26,010	25,390
0.249% due 07/25/2037 •	71,051	67,212
0.249% due 08/25/2037 •	6,999	6,921
0.249% due 08/25/2037 ^•	79,964	75,631
0.249% due 04/25/2047 •	21,443	20,961
0.249% due 06/25/2047 •	25,399	23,729
0.259% due 05/25/2037 •	2,164	2,160
0.259% due 04/25/2047 ^•	4,433	4,379
0.259% due 06/25/2047 ^•	9,136	9,086
0.269% due 12/25/2035 ^•	23,930	23,820
0.269% due 03/25/2037 •	4,343	4,310
0.269% due 09/25/2046 ^•	1,351	1,348
0.279% due 06/25/2047 •	92	92
0.289% due 06/25/2047 •	15,768	15,383
0.289% due 11/25/2047 ^•	33,139	31,426
0.299% due 11/25/2037 •	20,754	19,854
0.309% due 09/25/2037 •	43,583	38,442
0.309% due 06/25/2047 ^•	24,199	22,611
0.309% due 09/25/2047 ^•	36,274	34,669
0.329% due 05/25/2037 •	5,518	5,339
0.329% due 06/25/2037 •	8,539	8,295
0.329% due 09/25/2037 ^•	10,968	10,782
0.329% due 06/25/2047 ^•	40,896	39,050
0.329% due 06/25/2047 •	25,937	25,106
0.329% due 09/25/2047 ^•	13,106	12,586
0.339% due 05/25/2037 •	13,000	12,333
0.339% due 07/25/2037 ^•	46,686	40,084
0.339% due 10/25/2047 •	10,619	10,472
0.349% due 04/25/2037 •	6,222	5,713
0.349% due 06/25/2037 •	1,566	1,565
0.349% due 12/25/2046 •	27,270	26,712
0.359% due 02/25/2036 •	10,000	9,675
0.359% due 01/25/2037 •	29,775	29,264
0.359% due 01/25/2046 ^•	35,429	34,190
0.359% due 06/25/2047 •	32,146	30,712
0.359% due 11/25/2047 ^•	18,204	15,485
0.369% due 11/25/2037 •	55,400	51,725
0.389% due 06/25/2047 •	6,128	5,899
0.399% due 06/25/2037 •	15,449	15,045
0.399% due 05/25/2047 •	1,641	1,612
0.429% due 10/25/2036 •	1,228	1,179
0.429% due 05/25/2047 ^•	8,524	6,526
0.449% due 12/25/2036 ^•	10,040	7,962
0.544% due 11/25/2036 •	15,200	13,886
0.559% due 02/25/2037 •	23,348	23,077
0.589% due 04/25/2036 ^•	9,591	8,842
0.589% due 11/25/2036 •	7,410	7,329
0.589% due 02/25/2037 ^•	6,000	5,419
0.589% due 03/25/2037 •	24,109	21,846
0.609% due 03/25/2036 ^•	3,801	3,762

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.609% due 03/25/2036 •	$8,932	$8,785
0.664% due 04/25/2036 •	16,746	16,440
0.709% due 06/25/2033 •	16	15
0.718% due 07/25/2036 •	223	223
0.769% due 07/25/2036 •	540	525
0.809% due 12/25/2033 •	1,024	1,003
0.809% due 03/25/2036 ^•	4,876	4,623
0.859% due 05/25/2034 •	458	457
0.859% due 01/25/2036 •	3,504	3,508
0.874% due 02/25/2036 •	18,000	17,801
0.889% due 01/25/2036 •	836	837
1.009% due 03/25/2047 ^•	8,112	7,099
1.099% due 12/25/2035 •	3,990	3,994
1.159% due 07/25/2033 •	832	834
1.159% due 11/25/2034 •	4,543	4,565
1.174% due 08/25/2035 •	7,363	7,377
1.249% due 01/25/2036 •	2,675	2,642
1.309% due 10/25/2035 •	8,909	8,838
1.684% due 08/25/2034 •	8,648	7,866
1.834% due 05/25/2035 •	1,500	1,506
1.939% due 12/25/2035 •	8,267	7,062
1.984% due 12/25/2034 •	2,725	2,760
4.497% due 10/25/2046 ^~	1,270	1,272
5.834% due 07/25/2034 ~	9	9

Countrywide Asset-Backed Certificates Trust
0.239% due 04/25/2046 •	30,947	29,215
0.249% due 02/25/2037 •	38,502	36,899
0.249% due 03/25/2037 •	42,945	41,510
0.259% due 03/25/2047 ^•	11,970	11,795
0.269% due 03/25/2037 •	2,298	2,289
0.269% due 09/25/2046 •	3,941	3,886
0.299% due 06/25/2047 •	5,718	5,689
0.349% due 02/25/2037 •	15,174	14,807
0.359% due 04/25/2046 ^•	3,182	3,103
0.369% due 09/25/2046 •	7,880	7,425
0.569% due 05/25/2036 •	14,169	14,092
0.769% due 08/25/2035 •	16,236	16,074
0.814% due 04/25/2036 •	23,307	23,269
0.829% due 05/25/2036 •	15,750	13,968
0.844% due 04/25/2036 •	43,050	42,307
0.909% due 08/25/2047 •	22,737	22,649
0.949% due 10/25/2047 •	20,377	20,166
1.009% due 05/25/2036 •	1,075	1,064
1.984% due 07/25/2035 •	7,400	7,339
4.693% due 10/25/2035 ~	5	5
5.050% due 02/25/2036 ~	64	66
5.210% due 03/25/2034 ~	431	431
5.989% due 10/25/2046 ^~	17	17

Countrywide Asset-Backed Certificates Trust, Inc.
0.889% due 11/25/2034 •	334	333
0.964% due 08/25/2034 •	3,693	3,691
1.009% due 11/25/2034 •	304	299
1.114% due 07/25/2034 •	1,769	1,777
2.284% due 07/25/2034 •	30	31

Countrywide Asset-Backed Securities Notes Trust
1.109% due 08/25/2047 •	366	368

64	PIMCO INCOME FUND	See Accompanying Notes

March 31, 2021

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Credit Suisse First Boston Mortgage Securities Corp.
2.459% due 08/25/2032 •	$139	$140

Credit Suisse Mortgage Capital Trust
0.000% due 02/25/2056 (g)	325	325
3.148% due 02/25/2056 ~	1,444,321	1,339,595

Credit-Based Asset Servicing & Securitization LLC
0.238% due 07/25/2037 •	6,076	4,817
0.338% due 07/25/2037 •	5,616	4,505
0.349% due 10/25/2036 •	2,930	2,517
0.458% due 07/25/2037 •	5,946	4,826
0.748% due 12/25/2035 •	19,631	18,962
0.754% due 08/25/2035 •	4,410	4,281
0.754% due 11/25/2035 •	4,302	4,089
0.829% due 01/25/2035 •	6,211	6,005
1.129% due 11/25/2033 •	608	603
1.429% due 12/25/2035 •	1,709	1,692
3.388% due 12/25/2035 þ	10,076	9,888
6.780% due 05/25/2035 þ	2,831	2,861

Credit-Based Asset Servicing & Securitization Trust
0.169% due 11/25/2036 •	75	44
0.179% due 01/25/2037 ^•	553	233
0.249% due 10/25/2036 •	16,694	14,580
0.339% due 11/25/2036 •	6,644	4,052
0.359% due 07/25/2036 •	22,743	22,259
3.327% due 01/25/2037 ^þ	234	111

Crown Point CLO Ltd.
1.163% due 07/17/2028 •	13,902	13,905

CSAB Mortgage-Backed Trust
5.737% due 05/25/2037 ~	16,532	6,103
6.589% due 12/25/2036 þ	18,218	6,056

CWHEQ Revolving Home Equity Loan Trust
0.336% due 02/15/2036 •	1,484	1,408

DFC HEL Trust
1.984% due 12/25/2031 •	2,145	2,148

Duke Funding High Grade Ltd.
0.259% due 08/02/2049 •	784,910	28,021
0.349% due 08/02/2049 •	288,527	10,993
0.652% due 08/02/2049 •	102,000	1,030

Education Funding Trust
3.455% due 02/15/2050	151,312	153,785
3.557% due 02/01/2050	44,629	43,077
3.947% due 02/01/2050	33,266	34,956
4.108% due 02/01/2050	33,266	35,327
4.714% due 02/01/2050	33,266	35,802

Ellington Loan Acquisition Trust
1.159% due 05/25/2037 •	53,885	54,164
1.609% due 05/25/2037 •	1,174	1,177
1.609% due 05/25/2037 •	1,177	1,181
1.709% due 05/25/2037 •	11,088	10,960

EMC Mortgage Loan Trust
0.588% due 04/25/2042 •	81	81
0.858% due 05/25/2040 •	52	52

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
1.218% due 08/25/2040 •		$321	$320
1.218% due 11/25/2041 •		28	27

Encore Credit Receivables Trust
0.799% due 07/25/2035 •		7,998	7,872

Equifirst Loan Securitization Trust
0.279% due 04/25/2037 •		43,729	41,560

EquiFirst Mortgage Loan Trust
1.039% due 04/25/2035 •		355	357
1.084% due 12/25/2034 •		88	89
1.114% due 04/25/2035 •		55	55
1.174% due 04/25/2035 •		659	658
1.609% due 12/25/2034 •		238	238
1.834% due 12/25/2034 •		756	755
1.909% due 04/25/2035 •		1,990	1,972
2.584% due 12/25/2034 •		314	316
4.009% due 12/25/2034 •		979	886

Equity One Mortgage Pass-Through Trust
4.750% due 12/25/2033 þ		180	183

FAB UK Ltd.
0.544% due 12/06/2045 •	GBP	222	307

FBR Securitization Trust
0.799% due 11/25/2035 •		$4,104	4,098

Fieldstone Mortgage Investment Trust
0.358% due 11/25/2036 •		1,959	1,437
0.489% due 05/25/2036 •		32,942	26,580
0.754% due 02/25/2036 •		3,290	2,976
0.789% due 02/25/2036 •		2,566	2,554

Finance America Mortgage Loan Trust
1.159% due 09/25/2033 •		145	145

First Franklin Mortgage Loan Asset-Backed Certificates
0.934% due 05/25/2034 •		2,957	2,930
1.819% due 05/25/2034 •		130	129

First Franklin Mortgage Loan Trust
0.214% due 09/25/2036 •		2,571	2,380
0.229% due 11/25/2036 •		4,983	4,691
0.249% due 12/25/2036 •		6,043	3,571
0.259% due 12/25/2036 •		13,016	12,241
0.269% due 11/25/2036 •		1,239	1,217
0.278% due 12/25/2037 •		21,228	19,789
0.329% due 01/25/2038 •		371	263
0.409% due 05/25/2036 •		3,596	3,468
0.419% due 09/25/2036 •		37,301	34,574
0.419% due 11/25/2036 •		3,900	3,369
0.489% due 02/25/2036 •		17,964	17,005
0.649% due 03/25/2036 •		17,492	15,110
0.679% due 02/25/2036 •		22,712	20,337
0.689% due 02/25/2036 •		20,000	19,827
0.784% due 11/25/2036 •		16,583	16,592
0.829% due 11/25/2035 •		28,482	27,422
0.844% due 12/25/2034 •		166	196
0.889% due 09/25/2035 •		10,733	10,767
0.889% due 06/25/2036 •		16,775	16,598
0.934% due 06/25/2034 •		7,393	7,385

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2021	65

Consolidated Schedule of Investments PIMCO Income Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.964% due 04/25/2035 •		$5,769	$5,699
0.979% due 09/25/2034 •		2,824	2,834
1.009% due 07/25/2035 •		8,092	8,074
1.030% due 01/25/2035 •		1,845	1,847
1.059% due 07/25/2033 •		4,962	4,912
1.084% due 05/25/2035 •		39,529	39,007
1.114% due 09/25/2035 •		12,600	12,411
1.234% due 12/25/2034 •		1,856	1,876
1.294% due 12/25/2034 •		2,042	2,016
1.384% due 07/25/2034 •		11,946	12,005
1.609% due 03/25/2034 •		328	329
1.909% due 09/25/2034 •		581	597
2.584% due 03/25/2034 •		604	630

First NLC Trust
0.814% due 12/25/2035 •		2,673	2,672

Fremont Home Loan Trust
0.209% due 08/25/2036 •		5,501	2,362
0.239% due 11/25/2036 •		24,918	12,444
0.244% due 10/25/2036 •		11,585	10,644
0.269% due 08/25/2036 •		36,477	15,796
0.329% due 01/25/2037 •		27,462	15,750
0.349% due 08/25/2036 •		6,690	2,928
0.359% due 05/25/2036 •		7,217	5,499
0.449% due 02/25/2036 •		14,943	14,559
0.449% due 02/25/2037 •		18,042	9,201
0.469% due 04/25/2036 •		344	343
0.649% due 04/25/2036 •		22,370	20,541
0.784% due 01/25/2036 •		44,985	40,531
1.039% due 06/25/2035 ^•		1,137	1,087
1.159% due 11/25/2034 •		5,636	5,631
1.264% due 06/25/2035 •		17,148	16,071

Gateway Casinos & Entertainment Ltd.
5.000% due 03/12/2038 «	CAD	84,624	58,994

GE-WMC Mortgage Securities Trust
0.189% due 08/25/2036 •		$3	2
0.369% due 08/25/2036 •		4,359	4,152

Goal Structured Solutions Trust
0.759% due 09/25/2041 •		13,086	13,135

Greenpoint Manufactured Housing
3.716% due 06/08/2031 •		9,608	9,570
8.300% due 10/15/2026 ~		661	675

GSAA Home Equity Trust
0.229% due 05/25/2036 •		6,593	2,191
0.249% due 03/25/2036 •		24	11
0.279% due 02/25/2037 •		9,877	4,284
0.349% due 06/25/2036 •		50,719	16,599
0.429% due 04/25/2047 •		14,514	8,741
0.449% due 10/25/2036 •		43,880	17,740
0.459% due 08/25/2037 •		7,130	7,105
0.469% due 03/25/2036 •		23,888	11,484
0.469% due 05/25/2036 •		19,177	6,879
0.549% due 05/25/2047 •		1,953	1,509
0.589% due 06/25/2036 •		3,307	1,439
0.649% due 03/25/2036 •		19,103	12,509
0.844% due 06/25/2035 •		3,000	2,977
0.849% due 10/25/2035 •		6,741	6,739

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.904% due 08/25/2035 •	$4,304	$4,197
1.084% due 06/25/2034 •	396	363
5.344% due 09/25/2035 ~	228	194
5.772% due 11/25/2036 ^~	8,354	3,765
6.000% due 11/25/2037 ^	765	634
6.448% due 06/25/2036 þ	21,508	8,701

GSAMP Trust
0.179% due 12/25/2036 •	725	448
0.189% due 11/25/2036 •	1,173	724
0.199% due 01/25/2037 •	7,655	5,608
0.239% due 12/25/2046 •	6,372	4,285
0.249% due 06/25/2036 •	13,121	12,910
0.249% due 08/25/2036 •	20,857	20,290
0.249% due 11/25/2036 •	28,564	17,722
0.279% due 12/25/2036 •	6,140	3,831
0.279% due 01/25/2037 •	3,330	3,255
0.289% due 11/25/2035 •	194	33
0.309% due 11/25/2036 •	16,029	10,001
0.349% due 12/25/2035 •	70	70
0.379% due 03/25/2047 •	19,655	18,596
0.409% due 06/25/2036 •	6,781	6,168
0.409% due 10/25/2036 ^•	1,532	53
0.409% due 05/25/2046 •	15,805	15,633
0.589% due 12/25/2035 •	4,076	4,068
0.589% due 06/25/2036 •	4,462	3,208
0.649% due 02/25/2036 •	6,144	6,024
0.754% due 11/25/2035 •	1,792	1,794
0.754% due 11/25/2035 ^•	13,034	12,307
0.784% due 02/25/2035 •	768	777
0.844% due 07/25/2045 •	499	501
0.889% due 07/25/2045 •	19,366	19,316
1.009% due 11/25/2035 •	3,179	3,111
1.054% due 11/25/2035 •	4,016	3,776
1.309% due 10/25/2034 •	1,018	1,019
1.834% due 12/25/2034 •	14,316	14,217

Harley Marine Financing LLC
5.682% due 05/15/2043 «	49,794	44,690

Home Equity Asset Trust
0.429% due 08/25/2036 •	1,346	1,335
0.724% due 04/25/2036 •	20	19
0.769% due 04/25/2036 •	7,045	6,883
0.809% due 12/25/2033 •	34	34
0.814% due 01/25/2036 •	5,000	4,828
0.814% due 04/25/2036 •	18,000	17,555
0.869% due 11/25/2032 •	128	122
1.009% due 11/25/2034 •	285	286
1.054% due 11/25/2035 •	7,552	7,460
1.309% due 06/25/2032 ^•	1,294	1,295
2.659% due 03/25/2033 •	1,934	1,925

Home Equity Mortgage Loan Asset-Backed Trust
0.269% due 11/25/2036 •	9,567	9,082
0.269% due 07/25/2037 •	436	300
0.299% due 07/25/2037 •	18,345	10,246
0.309% due 07/25/2037 •	11,855	8,195
0.329% due 04/25/2037 •	54,710	47,316
0.349% due 08/25/2036 •	6,315	5,596

66	PIMCO INCOME FUND	See Accompanying Notes

March 31, 2021

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.429% due 04/25/2037 •	$12,520	$11,553
0.489% due 06/25/2036 •	3,481	3,440
0.669% due 06/25/2036 •	8,000	7,351
0.709% due 03/25/2036 •	25,000	23,390
0.769% due 03/25/2036 •	5,900	5,654
0.889% due 10/25/2035 •	13,050	12,678

Hout Bay Corp.
1.627% due 07/05/2041 •	458,077	100,548
1.827% due 07/05/2041 •	34,165	3,707
1.957% due 07/05/2041 •	4,046	187

HSI Asset Loan Obligation Trust
4.802% due 12/25/2036 þ	9,511	4,524

HSI Asset Securitization Corp. Trust
0.159% due 10/25/2036 •	2,695	1,427
0.219% due 10/25/2036 •	18,360	9,848
0.249% due 01/25/2037 •	62,543	56,074
0.269% due 10/25/2036 •	9,505	5,153
0.269% due 05/25/2037 •	10,229	10,095
0.299% due 04/25/2037 •	17,085	11,142
0.349% due 10/25/2036 •	2,117	1,168
0.369% due 04/25/2037 •	6,883	4,540
0.429% due 03/25/2036 •	229	229
0.439% due 02/25/2036 •	11,365	11,037
0.449% due 12/25/2036 •	30,173	12,051
0.459% due 02/25/2036 •	16,250	15,271

IMC Home Equity Loan Trust
7.520% due 08/20/2028	21	22

IndyMac Mortgage Loan Trust
0.269% due 07/25/2036 •	31,633	12,733

IXIS Real Estate Capital Trust
0.169% due 05/25/2037 •	5,826	2,015
0.259% due 01/25/2037 •	83,250	41,259
0.269% due 05/25/2037 •	35,070	12,327
0.429% due 08/25/2036 •	67,528	26,404
0.509% due 03/25/2036 ^•	12,125	7,872
0.629% due 08/25/2036 •	34,285	13,839
0.739% due 02/25/2036 •	1,550	1,567
1.054% due 02/25/2035 •	1,075	1,067

JP Morgan Mortgage Acquisition Corp.
0.469% due 03/25/2036 •	8,231	8,195
0.619% due 02/25/2036 ^•	9,304	9,227
0.649% due 03/25/2036 •	40,500	37,776
0.694% due 01/25/2036 •	14,000	13,642
0.769% due 09/25/2035 •	1,726	1,730
0.814% due 09/25/2035 •	10,957	10,929
1.039% due 06/25/2035 •	16,467	16,240
1.084% due 12/25/2035 •	8,091	7,759

JP Morgan Mortgage Acquisition Trust
0.209% due 03/25/2047 •	130	85
0.219% due 08/25/2036 •	2,814	2,215
0.239% due 08/25/2036 •	18,674	18,379
0.249% due 11/25/2036 •	14,759	13,882
0.349% due 08/25/2036 •	23,674	18,985
0.349% due 05/25/2037 •	9,924	9,203

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.369% due 07/25/2036 •	$10,591	$10,474
0.379% due 07/25/2036 •	46,090	41,487
0.544% due 05/25/2036 •	19,000	16,496
0.589% due 04/25/2036 •	26,803	26,134
4.551% due 10/25/2030 ^þ	1,516	1,070
4.551% due 01/25/2037 ^þ	16	11
6.330% due 07/25/2036 ^þ	5,923	2,677
6.910% due 07/25/2036 ^þ	8,444	3,813

JPMorgan Mortgage Acquisition Trust
1.109% due 11/25/2036	1,794	1,822

KDAC Aviation Finance Ltd.
4.212% due 12/15/2042	23,668	22,948

KGS-Alpha SBA COOF Trust
1.100% due 04/25/2038 «~(a)	18,067	486

Labrador Aviation Finance Ltd.
4.300% due 01/15/2042	1,510	1,488

Legacy Mortgage Asset Trust
0.000% due 12/25/2056 ~(a)	1,045,080	63
0.000% due 07/25/2057 ~	372,505	375,652
0.000% due 07/25/2057 (g)	1,124	1,122
0.000% due 04/25/2058 ~	601	599
0.000% due 08/26/2058 (g)	796	793
0.000% due 01/28/2070 ~	6,855	4,365
0.125% due 12/26/2057 ~(a)	584,049	2,251
0.823% due 12/26/2057 ~(a)	306,912	4,900
1.865% due 01/28/2070 •(m)	528,913	535,205
2.767% due 08/26/2058 ~	178,636	162,869
3.100% due 12/25/2056 ~	1,045,080	965,172
3.271% due 04/25/2058 ~	53,301	36,377
3.449% due 06/25/2057 ~	166,291	175,019
3.750% due 04/25/2058 ~	253,637	272,423
3.902% due 02/25/2058 ~	132,995	98,509
4.000% due 02/25/2058 ~	485,947	516,439
4.000% due 04/25/2058 ~	106,604	104,018
4.000% due 08/26/2058 ~	534,424	558,569
4.018% due 01/25/2058 ~	255,208	257,643
4.073% due 12/26/2057 ~	274,051	271,991
4.250% due 02/25/2058 ~	132,996	146,429
4.250% due 08/26/2058 ~	357,273	392,475
4.500% due 02/25/2058 ~	132,996	138,070
9.481% due 01/28/2070 ~	364,395	346,887

Lehman XS Trust
0.269% due 05/25/2036 •	22,285	24,386
0.269% due 05/25/2037 •	151	150
0.279% due 02/25/2037 ^•	26,822	24,204
0.289% due 02/25/2037 •	17,165	16,901
0.389% due 05/25/2036 •	7,033	8,068
0.569% due 02/25/2037 •	7,135	5,771
0.859% due 10/25/2035 •	487	644
4.513% due 05/25/2037 þ	980	982
6.640% due 04/25/2036 þ	17,824	18,023

Long Beach Mortgage Loan Trust
0.199% due 09/25/2036 •	11,695	4,615
0.209% due 12/25/2036 •	9,004	4,626

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2021	67

Consolidated Schedule of Investments PIMCO Income Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.219% due 11/25/2036 •	$6,719	$2,922
0.254% due 07/25/2036 •	17,729	14,527
0.259% due 09/25/2036 •	49,742	36,574
0.264% due 08/25/2036 •	8,665	5,588
0.264% due 10/25/2036 •	53,268	36,826
0.269% due 08/25/2036 •	30,040	16,387
0.269% due 10/25/2036 •	24,821	11,084
0.269% due 12/25/2036 •	3,535	2,770
0.279% due 12/25/2036 •	40,416	20,971
0.339% due 12/25/2036 •	27,753	14,521
0.349% due 08/25/2036 •	7,175	3,960
0.409% due 05/25/2036 •	54,030	37,187
0.409% due 06/25/2036 •	66,285	41,071
0.429% due 05/25/2046 •	10,723	10,034
0.509% due 01/25/2036 •	24,744	23,968
0.549% due 02/25/2036 •	22,161	21,746
0.629% due 05/25/2036 •	3,401	1,549
0.709% due 01/25/2036 •	40,539	38,363
0.739% due 01/25/2046 •	51,118	49,549
0.754% due 11/25/2035 •	19,471	19,345
0.869% due 08/25/2045 •	1,572	1,571
0.889% due 08/25/2035 •	557	550
0.904% due 06/25/2034 •	2,042	2,018
0.964% due 07/25/2034 •	1,844	1,826
1.234% due 07/25/2033 •	3,003	3,011
1.309% due 11/25/2034 •	5,439	5,248
1.339% due 06/25/2033 •	4,427	4,452

LP Credit Card ABS Master Trust
1.680% due 08/20/2024 •	41,730	43,399

Madison Avenue Manufactured Housing Contract Trust
3.359% due 03/25/2032 •	3,392	3,415

Marlette Funding Trust
0.000% due 04/16/2029 «(g)	7	719
2.690% due 09/17/2029	4,912	4,944
3.710% due 12/15/2028	232	232

MASTR Asset-Backed Securities Trust
0.159% due 08/25/2036 •	5,633	2,598
0.159% due 10/25/2036 •	43,448	19,189
0.159% due 01/25/2037 •	38,129	14,994
0.209% due 10/25/2036 •	9,383	6,170
0.209% due 11/25/2036 •	16,853	12,497
0.209% due 01/25/2037 •	36,222	14,351
0.229% due 10/25/2036 •	35,827	16,030
0.239% due 10/25/2036 •	30,659	18,778
0.254% due 10/25/2036 •	63,073	31,926
0.254% due 01/25/2037 •	14,782	6,076
0.269% due 10/25/2036 •	3,743	2,487
0.269% due 01/25/2037 •	39,997	15,978
0.309% due 08/25/2036 •	11,340	4,686
0.319% due 10/25/2036 •	4,857	3,254
0.319% due 05/25/2037 •(m)	2,158	2,099
0.349% due 08/25/2036 •	21,944	10,499
0.354% due 10/25/2036 •	7,008	3,609
0.399% due 01/25/2036 •	8,538	8,479

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.409% due 04/25/2036 •	$29,196	$10,717
0.409% due 08/25/2036 •	21,261	10,210
0.409% due 05/25/2037 •	8,834	8,166
0.509% due 04/25/2036 •	67,093	18,176
0.529% due 11/25/2036 •	3,933	1,896
0.589% due 06/25/2036 •	4,828	2,790
0.589% due 08/25/2036 •	31,716	14,229
0.859% due 10/25/2035 ^•	14,429	14,213
1.054% due 05/25/2035 •	560	576
1.259% due 08/25/2037 •	25,412	24,438
4.759% due 05/25/2033 •	3,998	4,023

MASTR Specialized Loan Trust
0.479% due 01/25/2037 •	11,986	6,851
0.629% due 02/25/2036 •	3,515	3,416

Mercury CDO Ltd.
0.516% due 12/08/2040 •	1,847	1,846
1.026% due 12/08/2040 •	6,000	990

Merrill Lynch First Franklin Mortgage Loan Trust
0.279% due 04/25/2037 •	3,392	1,890
0.279% due 05/25/2037 •	32,801	24,716
0.349% due 05/25/2037 •	57,926	44,062
0.359% due 04/25/2037 •	27,232	15,385
0.429% due 05/25/2037 •	36,195	27,826

Merrill Lynch Mortgage Investors Trust
0.229% due 11/25/2037 •	4,442	2,144
0.254% due 08/25/2037 •	11,831	11,436
0.259% due 08/25/2037 •	632	615
0.268% due 08/25/2037 •	5,397	5,217
0.309% due 07/25/2037 •	4,146	1,331
0.349% due 08/25/2037 •	371	341
0.409% due 11/25/2037 •	27,101	13,415
0.429% due 03/25/2037 •	6,001	2,574
0.429% due 07/25/2037 •	3,955	2,766
0.438% due 04/25/2037 •	13,251	9,195
0.559% due 02/25/2047 •	31,317	22,665
0.709% due 12/25/2036 •	6,300	5,970
0.709% due 01/25/2037 •	2,957	2,785
0.799% due 08/25/2036 •	15,600	15,538
0.829% due 05/25/2036 •	569	564
0.859% due 06/25/2036 •	1,837	1,838
0.979% due 05/25/2036 •	4,037	3,425
1.039% due 07/25/2035 •	10,430	10,434
1.084% due 04/25/2036 •	1,595	1,600
1.234% due 08/25/2036 •	1,630	1,811
3.671% due 04/25/2035 •	156	142

MESA Trust
3.334% due 11/25/2031 ^•	938	796

Mid-State Capital Corp. Trust
3.500% due 12/15/2045	2,009	2,043
6.005% due 08/15/2037	1,305	1,388

Mid-State Trust
4.864% due 07/15/2038	610	651

MMcapS Funding Ltd.
0.641% due 12/01/2035 •	9,100	8,599

68	PIMCO INCOME FUND	See Accompanying Notes

March 31, 2021

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Monroe Capital BSL CLO Ltd.
1.302% due 05/22/2027 •	$43,266	$43,234

Morgan Stanley ABS Capital, Inc.
1.189% due 03/25/2033 •	43	43

Morgan Stanley ABS Capital, Inc. Trust
0.189% due 09/25/2036 •	266	152
0.209% due 10/25/2036 •	4,946	2,895
0.209% due 11/25/2036 •	1,957	1,440
0.219% due 03/25/2037 •	3,387	1,871
0.239% due 09/25/2036 •	51,971	29,655
0.239% due 10/25/2036 •	20,359	19,315
0.239% due 12/25/2036 •	53,479	39,315
0.239% due 01/25/2037 •	25,607	15,948
0.249% due 08/25/2036 •	33,626	21,531
0.249% due 10/25/2036 •	41,878	24,629
0.249% due 11/25/2036 •	3,217	2,071
0.249% due 05/25/2037 •	303	277
0.259% due 09/25/2036 •	15,423	7,532
0.259% due 10/25/2036 •	17,939	12,009
0.259% due 12/25/2036 •	1,115	725
0.269% due 09/25/2036 •	28,031	16,251
0.289% due 02/25/2037 •	27,611	11,843
0.289% due 03/25/2037 •	30,163	16,801
0.289% due 05/25/2037 •	16,302	14,960
0.309% due 02/25/2037 •	10,736	6,809
0.329% due 10/25/2036 •	1,526	906
0.329% due 11/25/2036 •	13,039	8,467
0.339% due 09/25/2036 •	4,263	2,503
0.339% due 10/25/2036 •	10,246	6,923
0.339% due 02/25/2037 •	33,544	14,498
0.359% due 08/25/2036 •	13,514	8,848
0.359% due 03/25/2037 •	50,161	28,172
0.359% due 05/25/2037 •	14,122	13,030
0.369% due 05/25/2037 •	10,174	8,787
0.429% due 03/25/2036 •	17,437	17,325
0.439% due 02/25/2037 •	8,921	5,728
0.609% due 04/25/2036 •	16,969	15,823
0.649% due 03/25/2036 •	8,158	8,039
0.709% due 12/25/2035 •	12,427	11,881
0.724% due 11/25/2035 •	7,787	7,786
0.729% due 12/25/2035 •	16,037	15,887
0.849% due 01/25/2034 •	4,980	4,918
0.919% due 04/25/2034 •	1,793	1,775
1.009% due 05/25/2034 •	4,561	4,539
1.039% due 07/25/2035 •	7,500	7,486
1.099% due 06/25/2035 •	14,343	14,432
1.129% due 10/25/2033 •	938	937
1.169% due 09/25/2034 •	323	302
1.359% due 07/25/2037 •	14,010	13,577
2.009% due 02/25/2047 •	42,290	40,101

Morgan Stanley Capital, Inc. Trust
0.649% due 03/25/2036 •	102,574	92,725
0.664% due 01/25/2036 •	700	598
0.689% due 01/25/2036 •	17,051	16,795
0.689% due 02/25/2036 •	10,579	10,520

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Morgan Stanley Dean Witter Capital, Inc. Trust
1.459% due 02/25/2033 •	$561	$563
1.684% due 11/25/2032 •	805	807

Morgan Stanley Home Equity Loan Trust
0.209% due 12/25/2036 •	4,017	2,472
0.209% due 04/25/2037 •	6,580	4,360
0.249% due 12/25/2036 •	47,031	29,073
0.279% due 04/25/2037 •	11,153	7,446
0.429% due 04/25/2036 •	9,538	7,827
0.459% due 04/25/2037 •	23,482	15,987
0.619% due 02/25/2036 •	257	242
0.629% due 04/25/2036 •	14,543	12,111
1.099% due 05/25/2035 •	11,698	11,628

Morgan Stanley IXIS Real Estate Capital Trust
0.179% due 11/25/2036 •	9,189	4,252
0.219% due 11/25/2036 •	21,218	9,871
0.259% due 11/25/2036 •	1,746	817
0.329% due 11/25/2036 •	23,309	11,001
0.409% due 07/25/2036 •	7,709	4,234
0.569% due 07/25/2036 •	30,003	16,761

Morgan Stanley Mortgage Loan Trust
0.449% due 10/25/2036 •	2,621	1,186
0.469% due 04/25/2037 •	9,244	4,014
0.569% due 02/25/2037 •	3,648	1,507
5.622% due 01/25/2047 þ	255	254
5.750% due 04/25/2037 ^~	379	244
5.754% due 01/25/2047 þ	7,638	4,707
5.965% due 09/25/2046 ^þ	4,352	2,197
6.000% due 02/25/2037 ^~	294	277

Morgan Stanley Structured Trust
0.339% due 06/25/2037 •	5,925	5,866

National Collegiate Commutation Trust
0.000% due 03/25/2038 •	61,425	17,634

Nationstar Home Equity Loan Trust
0.284% due 06/25/2037 •	620	605
0.339% due 03/25/2037 •	272	270
0.359% due 06/25/2037 •	322	315
0.359% due 06/25/2037 •	2,527	2,181
0.379% due 03/25/2037 •	3,067	2,973
0.389% due 03/25/2037 •	5,542	5,171
0.469% due 09/25/2036 •	13,337	12,731
0.479% due 09/25/2036 •	1,338	1,240
0.519% due 04/25/2037 •	11,803	10,938

Navient Private Education Refi Loan Trust
3.238% due 11/15/2045 ~	258,593	287,424

New Century Home Equity Loan Trust
0.289% due 05/25/2036 •	1,232	1,198
0.849% due 08/25/2034 •	133	131
0.874% due 07/25/2035 •	113	113
0.934% due 09/25/2035 •	6,605	6,573
1.054% due 09/25/2035 •	1,650	1,617
4.939% due 11/25/2033 þ	111	107

Newcastle Investment Trust
0.000% due 05/01/2033 ~	67,626	71,348

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2021	69

Consolidated Schedule of Investments PIMCO Income Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Newcastle Mortgage Securities Trust
0.299% due 04/25/2037 •	$1,687	$1,647
0.339% due 04/25/2037 •	3,030	2,964
0.449% due 04/25/2037 •	6,698	6,095
0.609% due 04/25/2037 •	3,152	2,672

Nomura Home Equity Loan, Inc. Home Equity Loan Trust
0.259% due 07/25/2036 •	37,810	36,270
0.529% due 11/25/2035 •	6,100	6,059
0.544% due 03/25/2036 •	400	394
0.589% due 03/25/2036 •	4,024	3,842
0.769% due 11/25/2035 •	9,479	9,028

NovaStar Mortgage Funding Trust
0.239% due 03/25/2037 •	122,599	93,833
0.289% due 09/25/2037 •	26,455	24,069
0.409% due 06/25/2036 •	1,670	1,377
1.024% due 10/25/2035 •	8,491	8,018
1.279% due 06/25/2035 •	5,000	4,942

Oakwood Mortgage Investors, Inc.
5.190% due 06/15/2032 ~	1,313	1,345
5.410% due 11/15/2032	1,439	1,473
7.945% due 03/15/2022 ~	3,004	1,350

Option One Mortgage Loan Trust
0.229% due 03/25/2037 •	1,002	963
0.249% due 01/25/2037 •	33,333	24,675
0.249% due 02/25/2037 •	7,495	4,762
0.249% due 03/25/2037 •	75,683	54,870
0.289% due 04/25/2037 •	24,568	17,220
0.289% due 07/25/2037 •	5,984	4,840
0.329% due 04/25/2037 •	143,717	116,360
0.329% due 05/25/2037 •	130,133	96,186
0.359% due 03/25/2037 •	5,974	3,821
0.409% due 05/25/2037 •	4,354	3,052
0.709% due 01/25/2036 •	13,116	13,031
0.979% due 05/25/2035 •	2,941	2,720
1.009% due 01/25/2034 •	1,947	1,941
1.534% due 11/25/2034 •	21	22
2.584% due 11/25/2034 •	58	58
5.359% due 11/25/2034 •	58	86

Option One Mortgage Loan Trust Asset-Backed Certificates
0.694% due 12/25/2035 •	2,200	2,194
0.739% due 12/25/2035 •	3,710	3,639
0.769% due 12/25/2035 •	8,709	7,798
0.799% due 11/25/2035 •	20,083	19,911
0.844% due 11/25/2035 •	5,889	5,539
0.964% due 10/25/2032 •	2,570	2,591

Origen Manufactured Housing Contract Trust
8.150% due 03/15/2032 þ	725	738

Ownit Mortgage Loan Trust
1.009% due 10/25/2036 ^•	3,968	4,025
3.030% due 10/25/2035 þ	7,973	5,768

Palmer Square Loan Funding Ltd.
1.194% due 04/20/2027 •	11,719	11,723

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Park Place Securities, Inc. Asset-Backed Pass-Through Certificates
0.814% due 09/25/2035 •	$2,713	$2,726
0.829% due 05/25/2035 •	13,318	13,378
1.039% due 05/25/2035 •	18,645	18,519
1.114% due 06/25/2035 •	6,274	6,227
1.144% due 05/25/2035 •	4,784	4,501
1.159% due 06/25/2035 •	4,641	4,335
1.189% due 03/25/2035 •	1,406	1,411
1.279% due 03/25/2035 •	7,552	7,510
1.684% due 02/25/2035 •	11,372	11,480
1.834% due 02/25/2035 •	3,247	3,224
1.984% due 10/25/2034 •	1,408	1,446
2.209% due 09/25/2034 •	3,062	3,078

People’s Choice Home Loan Securities Trust
0.829% due 05/25/2035 ^•	689	690

People’s Financial Realty Mortgage Securities Trust
0.249% due 09/25/2036 •	28,308	10,707

Popular ABS Mortgage Pass-Through Trust
0.359% due 06/25/2047 ^•	4,182	4,151
0.439% due 07/25/2036 •	3,485	3,380
0.649% due 05/25/2036 ^•	5,838	5,613
0.689% due 02/25/2036 •	1,312	1,254
5.917% due 04/25/2035 þ	111	112

RAAC Trust
0.420% due 05/25/2046 •	2,971	2,964
0.459% due 11/25/2046 •	566	548
0.489% due 10/25/2046 •	9,340	9,186
0.609% due 02/25/2037 •	3,984	3,830
0.709% due 09/25/2045 •	5,334	5,287
0.809% due 02/25/2046 •	1,894	1,866
1.084% due 02/25/2046 •	19,679	16,444
1.309% due 09/25/2047 •	553	555
1.609% due 09/25/2047 •	9,087	9,061
2.584% due 05/25/2039 •	3,019	3,033

RAMP Trust
0.459% due 08/25/2036 •	836	818
0.634% due 07/25/2036 •	1,328	1,271

Renaissance Home Equity Loan Trust
0.989% due 08/25/2033 •	794	781
5.512% due 04/25/2037 þ	6,555	2,774
5.580% due 11/25/2036 þ	12,612	6,794
5.744% due 06/25/2037 ^þ	89,647	35,792
5.906% due 06/25/2037 þ	23,928	9,835
6.115% due 08/25/2036 þ	13,374	8,011
6.203% due 06/25/2037 þ	23,512	10,247
7.750% due 09/25/2037 ^þ	33,112	19,084

Residential Asset Mortgage Products Trust
0.339% due 12/25/2036 •	15,000	14,022
0.379% due 10/25/2036 •	5,927	5,897
0.549% due 12/25/2035 •	25,142	23,453
0.709% due 02/25/2036 •	9,830	9,740
0.754% due 11/25/2035 •	3,949	3,948
0.809% due 12/25/2035 •	35,735	32,179

70	PIMCO INCOME FUND	See Accompanying Notes

March 31, 2021

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.859% due 04/25/2034 •	$6,798	$6,731
0.879% due 02/25/2035 •	5,718	5,603
0.919% due 07/25/2035 •	6,500	6,462
0.979% due 02/25/2034 •	1,727	1,713
0.979% due 04/25/2034 •	4,462	4,456
0.979% due 10/25/2035 •	11,246	11,043
0.994% due 11/25/2035 •	7,000	6,608
1.054% due 09/25/2035 •	10,000	9,920
1.084% due 04/25/2034 •	93	92
1.099% due 10/25/2033 •	3,655	3,641
1.129% due 03/25/2035 •	7,451	7,404
1.174% due 07/25/2035 •	10,889	10,791
1.309% due 01/25/2035 ^•	2,493	2,339
1.684% due 04/25/2034 ^•	1,852	1,772
1.834% due 08/25/2034 •	612	610
2.014% due 02/25/2034 •	370	344
2.089% due 04/25/2034 ^•	2,821	2,554
2.734% due 12/25/2034 •	568	495
5.492% due 01/25/2035 þ	433	294
5.624% due 12/25/2034 þ	215	202
5.670% due 10/25/2034 þ	428	434

Residential Asset Securities Corp. Trust
0.269% due 11/25/2036 ^•	1,753	1,829
0.319% due 04/25/2037 •	19,886	19,397
0.329% due 02/25/2037 •	5,000	4,770
0.349% due 10/25/2036 •	36,303	35,500
0.359% due 11/25/2036 ^•	85,358	82,388
0.369% due 07/25/2036 •	1,101	1,096
0.389% due 07/25/2036 •	16,300	15,554
0.409% due 08/25/2036 •	2,991	2,952
0.429% due 07/25/2036 •	1,162	1,161
0.449% due 11/25/2036 •	13,677	13,089
0.449% due 04/25/2037 •	50,445	48,611
0.629% due 07/25/2036 ^•	14,079	12,748
0.649% due 07/25/2036 •	11,104	10,155
0.669% due 04/25/2036 •	15,748	15,563
0.673% due 03/25/2036 •	538	538
0.709% due 02/25/2036 •	8,921	8,782
0.724% due 11/25/2035 •	17,900	17,306
0.739% due 12/25/2035 •	589	588
0.759% due 06/25/2035 •	955	959
0.769% due 10/25/2035 •	11,326	11,055
0.769% due 11/25/2035 •	3,550	3,540
0.799% due 01/25/2036 •	8,307	8,293
0.859% due 04/25/2034 •	1,677	1,664
0.904% due 01/25/2035 •	1,430	1,431
0.949% due 09/25/2034 •	758	748
0.949% due 12/25/2034 •	3,119	3,112
0.994% due 08/25/2035 •	6,861	6,870
0.994% due 09/25/2035 •	2,522	2,523
0.994% due 12/25/2035 •	1,516	1,406
1.009% due 04/25/2035 •	551	551
1.144% due 08/25/2035 •	4,230	4,149
1.159% due 07/25/2035 •	6,797	6,820
1.834% due 11/25/2034 •	365	371
1.909% due 01/25/2034 •	1,415	1,425

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.059% due 11/25/2034 •		$802	$826
2.584% due 11/25/2034 •		443	456
5.980% due 09/25/2034 ~		895	871

Residential Funding Home Loan Trust
0.239% due 05/25/2036 •		325	320

Salomon Mortgage Loan Trust
1.009% due 11/25/2033 •		334	334

Saxon Asset Securities Trust
0.289% due 05/25/2037 •		31,124	26,767
0.349% due 10/25/2046 •		1,664	1,484
0.419% due 09/25/2037 •		18,996	18,519
0.609% due 03/25/2032 •		155	155
0.829% due 11/25/2037 •		4,873	4,597
0.904% due 03/25/2031 •		142	118
1.084% due 12/25/2033 •		2,965	2,933
1.084% due 12/26/2034 •		186	181
1.084% due 11/25/2035 •		6,244	4,729
4.984% due 12/26/2034 •		532	147

Securitized Asset-Backed Receivables LLC Trust
0.169% due 12/25/2036 ^•		501	170
0.189% due 11/25/2036 ^•		157	63
0.239% due 12/25/2036 •		10,107	9,784
0.249% due 08/25/2036 •		27,758	15,561
0.269% due 11/25/2036 •		8,182	3,324
0.279% due 08/25/2036 ^•		9,882	4,389
0.309% due 07/25/2036 •		23,894	13,440
0.309% due 12/25/2036 •		78,356	38,827
0.389% due 07/25/2036 •		15,543	14,367
0.409% due 07/25/2036 •		23,836	13,548
0.409% due 09/25/2036 •		4,698	2,334
0.429% due 07/25/2036 •		5,977	2,899
0.589% due 07/25/2036 •		4,361	2,523
0.609% due 05/25/2036 •		8,519	5,937
0.609% due 06/25/2036 •		23,149	18,425
0.689% due 11/25/2035 •		1,681	1,679
0.689% due 12/25/2035 •		4,293	4,231
0.709% due 11/25/2035 •		32,279	29,155
0.709% due 12/25/2035 •		13,312	7,809
0.754% due 10/25/2035 •		2,814	2,609
0.784% due 01/25/2035 •		1,142	1,109
0.829% due 10/25/2035 •		963	893
1.069% due 01/25/2036 ^•		1,093	974

SG Mortgage Securities Trust
0.219% due 10/25/2036 •		125	125
0.249% due 10/25/2036 •		24,360	22,934
0.569% due 07/25/2036 •		8,633	2,832

Sierra Madre Funding Ltd.
0.504% due 09/07/2039 •		36,179	31,783

SLM Private Credit Student Loan Trust
0.424% due 12/16/2041 •		2,593	2,527

SLM Student Loan Trust
0.000% due 10/25/2039 •	EUR	7,555	8,511
1.718% due 04/25/2023 •		$11,860	11,937

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2021	71

Consolidated Schedule of Investments PIMCO Income Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

SMB Private Education Loan Trust
3.050% due 05/15/2026	$19	$19

SoFi Alternative Trust
0.000% due 02/15/2046 «(g)	950	71,749
1.170% due 02/15/2046	592,387	589,769
2.550% due 02/15/2046	51,395	49,501
3.953% due 06/15/2050 ~	352,040	378,920
4.419% due 05/16/2050 ~	201,595	215,835

SoFi Professional Loan Program LLC
1.059% due 01/25/2039 •	796	800
3.020% due 02/25/2040	7,318	7,556

Soundview Home Loan Trust
0.219% due 01/25/2037 •	235	204
0.219% due 02/25/2037 •	210	79
0.259% due 07/25/2036 •	30,554	30,267
0.259% due 03/25/2037 •	17,958	17,359
0.259% due 06/25/2037 •	3,809	3,093
0.269% due 10/25/2036 •	3,425	3,407
0.269% due 01/25/2037 •	42,936	37,424
0.279% due 06/25/2036 •	6,389	6,380
0.279% due 11/25/2036 •	70,247	29,227
0.309% due 01/25/2037 •	263	259
0.309% due 06/25/2037 •	164,789	136,562
0.319% due 06/25/2037 •	8,426	6,871
0.349% due 07/25/2036 •	9,800	9,243
0.349% due 01/25/2037 •	18,686	16,408
0.359% due 10/25/2036 •	32,578	31,655
0.389% due 06/25/2037 •	3,356	2,749
0.409% due 01/25/2037 •	11,976	11,299
0.479% due 02/25/2037 •	22,431	8,898
0.514% due 12/25/2036 •	11,000	10,772
0.569% due 06/25/2036 •	10,000	9,807
0.574% due 02/25/2036 •	14,610	14,061
0.609% due 11/25/2036 •	335	315
0.664% due 03/25/2036 •	14,893	14,350
0.809% due 12/25/2035 •	11,971	11,926
0.859% due 06/25/2035 •	17,750	17,165
0.874% due 08/25/2035 •	8,734	8,722
0.934% due 06/25/2035 •	889	917
0.964% due 01/25/2035 •	136	132
1.084% due 11/25/2035 •	3,946	3,875
1.409% due 11/25/2033 •	284	284

Specialty Underwriting & Residential Finance Trust
0.258% due 11/25/2037 •	7,953	6,927
0.388% due 04/25/2037 •	3,207	2,543
0.398% due 09/25/2037 •	4,392	4,140
0.418% due 06/25/2037 •	2,020	1,491
0.598% due 09/25/2037 •	18,113	9,506
0.618% due 06/25/2037 •	4,519	3,094
1.279% due 12/25/2035 •	3,021	2,994

Sprite Ltd.
4.250% due 12/15/2037	42,090	42,610

Starwood Commercial Mortgage Trust
1.186% due 07/15/2038 •	47,190	47,183

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
1.506% due 07/15/2038 •	$25,170	$25,171
1.706% due 07/15/2038 •	10,070	10,055
2.056% due 07/15/2038 •	13,000	12,984
2.456% due 07/15/2038 •	12,125	11,943
2.806% due 07/15/2038 •	2,500	2,481

Streeterville ABS CDO Ltd.
0.546% due 11/03/2040 •	45,228	29,583

Structured Asset Investment Loan Trust
0.239% due 07/25/2036 •	39,414	32,197
0.249% due 06/25/2036 •	21,414	20,642
0.259% due 07/25/2036 •	4,275	4,212
0.281% due 07/25/2036 •	44,222	32,611
0.709% due 01/25/2036 •	615	613
0.729% due 01/25/2036 •	47,231	45,733
0.809% due 04/25/2033 •	192	191
0.829% due 04/25/2035 •	2,017	2,018
0.829% due 07/25/2035 •	7,876	7,734
0.829% due 10/25/2035 •	46,570	46,105
0.844% due 03/25/2035 •	3,447	3,439
0.844% due 09/25/2035 •	5,685	5,326
0.859% due 07/25/2035 •	2,694	2,666
0.874% due 08/25/2035 •	31,377	31,042
0.889% due 07/25/2035 •	5,113	5,119
1.009% due 11/25/2034 •	41	42
1.009% due 04/25/2035 •	12,640	12,363
1.059% due 07/25/2033 •	1,297	1,269
1.059% due 08/25/2033 •	3,839	3,817
1.084% due 09/25/2034 •	91	91
1.084% due 01/25/2035 •	1,000	960
1.084% due 05/25/2035 •	1,568	1,491
1.159% due 09/25/2034 •	397	397
1.234% due 07/25/2033 •	26	26
1.349% due 09/25/2034 •	21	21
1.384% due 11/25/2034 •	5,203	5,226
1.609% due 11/25/2034 •	6,324	6,391
1.834% due 10/25/2034 •	185	186
1.834% due 11/25/2034 •	1,948	1,965
2.434% due 11/25/2034 •	96	102
2.734% due 07/25/2033 •	36	37
2.734% due 08/25/2033 •	1	1
2.884% due 10/25/2033 •	178	181
3.109% due 06/25/2033 •	83	87
3.109% due 11/25/2034 •	2,222	2,273
3.259% due 08/25/2033 •	1,046	1,083

Structured Asset Securities Corp.
0.814% due 02/25/2035 •	2,049	2,032
0.859% due 02/25/2035 •	442	406
1.234% due 02/25/2035 •	9,991	9,818

Structured Asset Securities Corp. Mortgage Loan Trust
0.239% due 05/25/2036 •	18,214	17,078
0.244% due 07/25/2036 •	22,060	21,667
0.249% due 08/25/2046 •	30,436	29,377
0.259% due 09/25/2036 •	5,477	5,312
0.269% due 03/25/2036 •	16,911	16,344

72	PIMCO INCOME FUND	See Accompanying Notes

March 31, 2021

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.269% due 04/25/2036 •	$17,827	$17,532
0.269% due 01/25/2037 •	19,711	19,358
0.279% due 06/25/2037 •(m)	1,936	1,930
0.289% due 03/25/2037 •	4,759	3,079
0.309% due 02/25/2037 •	5,897	5,863
0.329% due 10/25/2037 •	44,807	33,598
0.339% due 01/25/2037 •	46,062	33,161
0.339% due 05/25/2047 •	3,707	3,630
0.349% due 01/25/2037 •	2,062	1,969
0.359% due 09/25/2036 •	16,509	16,441
0.359% due 03/25/2037 •	20,688	13,572
0.379% due 04/25/2036 •	10,262	10,015
0.399% due 07/25/2036 •	32,865	30,673
0.399% due 07/25/2036 ^•	11,817	11,870
0.399% due 09/25/2036 •	62,675	58,978
0.409% due 04/25/2031 •	2,863	2,856
0.409% due 01/25/2037 •	13,630	10,417
0.409% due 03/25/2037 •	7,124	4,719
0.419% due 05/25/2036 •	32,134	30,610
0.419% due 12/25/2036 •	35,465	21,498
0.459% due 07/25/2036 •	813	788
0.609% due 11/25/2037 •	5,100	4,632
0.709% due 12/25/2035 •	18,217	14,905
0.739% due 05/25/2035 •	18	17
0.754% due 02/25/2036 •	685	687
0.784% due 04/25/2035 •	921	854
0.784% due 06/25/2035 •	3,806	3,716
0.814% due 02/25/2036 •	12,034	11,857
0.904% due 02/25/2036 •	297	286
1.009% due 05/25/2035 •	447	422
1.054% due 05/25/2035 •	115	106
1.084% due 05/25/2035 •	2,753	2,720
1.099% due 05/25/2035 •	87	79
1.109% due 08/25/2037 •	7,591	7,673
1.114% due 11/25/2035 •	1,457	1,438
1.159% due 05/25/2035 •	677	618
1.159% due 08/25/2037 •	7,000	7,028
1.209% due 10/25/2037 •	62,808	39,459
1.759% due 05/25/2035 •	35	33
2.209% due 11/25/2035 •	3,000	3,092

Structured Asset Securities Corp. Mortgage Pass-Through Certificates
0.934% due 01/25/2035	2,446	2,439
3.450% due 02/25/2032	149	144

Structured Asset Securities Corp. Trust
0.799% due 09/25/2035 •	15,448	15,180
6.788% due 05/25/2031 ~	3,981	3,767

Sudbury Mill CLO Ltd.
1.373% due 01/17/2026 •	2,821	2,825
1.393% due 01/17/2026 •	2,191	2,194

Taberna Preferred Funding Ltd.
0.595% due 02/05/2036 •	70,864	63,069
0.708% due 07/05/2035 •	14,547	12,947
0.708% due 07/05/2035 ~	220	195

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Terwin Mortgage Trust
0.449% due 07/25/2037 •	$2,882	$2,794
0.729% due 04/25/2037 •	15,805	15,257
0.909% due 09/25/2036 •	12,210	6,708
2.359% due 10/25/2038 •	1,965	1,979

Trapeza CDO Ltd.
0.471% due 11/09/2042 •	16,437	14,998
0.521% due 11/09/2042 •	14,000	11,480
0.527% due 04/06/2042 •	19,506	17,896
0.543% due 01/27/2040 •	32,639	30,599
0.587% due 04/06/2042 •	8,300	6,868
0.628% due 01/25/2035 •	5,637	5,397

Triaxx Prime CDO Ltd.
0.379% due 10/02/2039 •	5,843	429
0.759% due 10/02/2039 •	61,045	60,190

Tropic CDO Ltd.
0.531% due 07/15/2036 •	22,411	21,010
0.561% due 07/15/2036 •	29,410	26,984

Truman Capital Mortgage Loan Trust
0.369% due 03/25/2036 •	68	67

TruPS Financials Note Securitization Ltd.
1.410% due 03/30/2039 •	198,769	187,837

U.S. Capital Funding Ltd.
0.505% due 10/10/2040 •	44,435	39,436

Upstart Securitization Trust
2.322% due 04/22/2030	7,710	7,787
2.897% due 09/20/2029	3,354	3,370

Utah State Board of Regents
0.868% due 09/25/2056 •	22,917	22,921

Wachovia Mortgage Loan Trust
0.799% due 10/25/2035 •	3,486	3,366

WaMu Asset-Backed Certificates WaMu Trust
0.219% due 04/25/2037 •	49	24
0.259% due 01/25/2037 •	46,202	42,739
0.279% due 07/25/2047 •	15,272	11,528
0.334% due 05/25/2037 •	44,822	42,289
0.349% due 05/25/2037 •	25,238	22,998
0.359% due 05/25/2037 •	17,236	15,721

Washington Mutual Asset-Backed Certificates Trust
0.169% due 10/25/2036 •	145	75
0.289% due 10/25/2036 •	14,589	7,709
0.349% due 08/25/2036 •	9,907	7,972
0.409% due 05/25/2036 •	13,439	11,498

Wells Fargo Home Equity Asset-Backed Securities Trust
0.319% due 03/25/2037 •	1,584	1,507
0.339% due 04/25/2037 •	17,454	17,077
0.399% due 07/25/2036 •	6,700	6,516
1.054% due 11/25/2035 •	1,121	1,122

Wells Fargo Home Equity Trust Mortgage Pass-Through Certificates
1.054% due 04/25/2034 •	82	81

Total Asset-Backed Securities (Cost $20,542,584)		21,134,231

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2021	73

Consolidated Schedule of Investments PIMCO Income Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SOVEREIGN ISSUES 8.5%

Argentina Government International Bond
0.125% due 07/09/2030 þ		$610,936	$203,211
0.125% due 07/09/2035 þ		523,749	154,054
0.125% due 01/09/2038 þ		110,308	40,490
0.125% due 07/09/2041 þ		237,242	82,050
0.125% due 07/09/2046 þ		15,524	4,801
1.000% due 08/05/2021	ARS	7,388,954	51,493
1.000% due 07/09/2029		$36,227	13,090
1.200% due 03/18/2022	ARS	279,278	1,916
15.500% due 10/17/2026		2,847,058	7,784
16.000% due 10/17/2023		123,865	491
18.200% due 10/03/2021		348,362	2,163
34.109% (BADLARPP) due 10/04/2022 ~		335,699	2,121
36.119% (BADLARPP + 2.000%) due 04/03/2022 ~		9,658,715	63,723

Autonomous City of Buenos Aires
37.373% (BADLARPP + 3.250%) due 03/29/2024 ~		3,417,764	21,429
37.854% (BADLARPP + 3.750%) due 02/22/2028 ~		1,089,226	6,582
39.106% (BADLARPP + 5.000%) due 01/23/2022 ~		3,066,041	20,911

Autonomous Community of Catalonia
6.350% due 11/30/2041	EUR	5,500	10,894

Brazil Letras do Tesouro Nacional
0.000% due 10/01/2021 (g)	BRL	10,726,000	1,867,840

China Development Bank
2.890% due 06/22/2025	CNY	2,275,500	340,735
3.300% due 02/01/2024		344,300	52,675
3.430% due 01/14/2027		322,000	48,948
3.680% due 02/26/2026		1,655,400	255,903

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.740% due 09/10/2025	CNY	1,960,200	$303,247
4.150% due 10/26/2025		2,339,400	368,481

Emirate of Abu Dhabi Government International Bond
2.700% due 09/02/2070		$64,712	54,904
3.875% due 04/16/2050		142,800	155,536

Guatemala Government International Bond
5.375% due 04/24/2032		12,000	13,650
6.125% due 06/01/2050		21,200	24,645

Israel Government International Bond
3.375% due 01/15/2050		40,311	40,815
3.800% due 05/13/2060		114,869	123,412
3.875% due 07/03/2050		13,100	14,436
4.500% due 04/03/2120		47,800	57,145

Mexico Government International Bond
4.750% due 04/27/2032		42,800	47,765
5.000% due 04/27/2051		48,400	52,632

Paraguay Government International Bond
4.950% due 04/28/2031		23,200	26,332

Peru Government International Bond
5.350% due 08/12/2040	PEN	149,502	36,229
5.400% due 08/12/2034		147,740	38,517
5.940% due 02/12/2029		831,205	252,121
6.150% due 08/12/2032		473,995	137,709
6.350% due 08/12/2028		841,852	262,608
6.900% due 08/12/2037		9,791	2,818
6.950% due 08/12/2031		467,882	144,943
6.950% due 08/12/2031 (m)		53,949	16,713
8.200% due 08/12/2026		609,047	212,770

Provincia de Buenos Aires
37.855% due 04/12/2025	ARS	941,356	5,531
37.932% due 05/31/2022		485,780	3,156

Qatar Government International Bond
4.400% due 04/16/2050		$94,440	109,841
5.103% due 04/23/2048		21,700	27,499

Republic of Greece Government International Bond
4.300% due 02/24/2023 þ	EUR	5,465	6,912
4.300% due 02/24/2024 þ		10,304	13,541
4.300% due 02/24/2025 þ		5,465	7,384
4.300% due 02/24/2026 þ		11,175	15,524
4.300% due 02/24/2027 þ		14,875	21,127
4.300% due 02/24/2028 þ		10,716	15,537
4.300% due 02/24/2029 þ		7,466	10,983
4.300% due 02/24/2030 þ		16,266	24,339
4.300% due 02/24/2031 þ		7,266	11,036
4.300% due 02/24/2032 þ		6,166	9,474
4.300% due 02/24/2033 þ		5,866	9,164
4.300% due 02/24/2034 þ		46,343	73,058
4.300% due 02/24/2035 þ		9,906	15,699
4.300% due 02/24/2036 þ		19,180	30,781
4.300% due 02/24/2037 þ		6,366	10,329
4.300% due 02/24/2038 þ		6,366	10,324
4.300% due 02/24/2039 þ		8,600	14,249
4.300% due 02/24/2040 þ		6,366	10,559
4.300% due 02/24/2041 þ		7,066	11,822
4.300% due 02/24/2042 þ		6,666	11,225

74	PIMCO INCOME FUND	See Accompanying Notes

March 31, 2021

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Russia Government International Bond
5.910% (RUONIA) due 04/24/2024 ~	RUB	30,965,796	$406,127
7.150% due 11/12/2025		34,121,815	463,566
7.400% due 12/07/2022		2,570,000	35,003
7.600% due 07/20/2022		4,000,000	54,451
7.950% due 10/07/2026		13,227,572	185,414

Saudi Government International Bond
3.250% due 10/26/2026		$133,800	144,246
4.000% due 04/17/2025		550,420	606,774
4.500% due 10/26/2046		43,900	48,425
4.625% due 10/04/2047		35,500	39,896
5.000% due 04/17/2049		62,942	74,686

Serbia Government International Bond
1.650% due 03/03/2033	EUR	78,100	89,000
3.125% due 05/15/2027		51,066	66,439

South Africa Government International Bond
4.850% due 09/30/2029		$60,100	60,622
5.750% due 09/30/2049		34,800	32,131
7.750% due 02/28/2023	ZAR	720,000	50,914
8.000% due 01/31/2030		522,400	32,315
8.250% due 03/31/2032		218,000	12,790
8.750% due 02/28/2048		313,600	16,647
8.875% due 02/28/2035		156,000	8,987
10.500% due 12/21/2026		16,919,000	1,305,689

Turkey Government International Bond
4.250% due 03/13/2025		$307,100	286,555
4.625% due 03/31/2025	EUR	130,000	153,080
5.250% due 03/13/2030		$258,500	230,238
5.600% due 11/14/2024		187,000	183,710
5.750% due 03/22/2024		45,400	45,078

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
6.350% due 08/10/2024	$139,000	$139,761
7.250% due 12/23/2023	177,900	183,886
7.625% due 04/26/2029	323,500	333,490

Turkiye Ihracat Kredi Bankasi A/S
8.250% due 01/24/2024	25,400	26,533

Venezuela Government International Bond
7.000% due 03/31/2038 ^(d)	8,428	872
7.650% due 04/21/2025 ^(d)	40,703	4,213
8.250% due 10/13/2024 ^(d)	53,077	5,520
9.000% due 05/07/2023 ^(d)	23,441	2,438
9.250% due 09/15/2027 ^(d)	60,703	6,374
9.250% due 05/07/2028 ^(d)	75,546	7,932
11.750% due 10/21/2026 ^(d)	6,260	651
11.950% due 08/05/2031 ^(d)	64,700	6,793

Total Sovereign Issues (Cost $12,252,882)		11,471,072

	SHARES
COMMON STOCKS 0.0%

HEALTH CARE 0.0%

NVHL S.A. ‘A’ «(e)(k)	8,220	0

NVHL S.A. ‘B’ «(e)(k)	8,220	0

NVHL S.A. ‘C’ «(e)(k)	8,220	0

NVHL S.A. ‘D’ «(e)(k)	8,220	0

NVHL S.A. ‘E’ «(e)(k)	8,220	0

NVHL S.A. ‘F’ «(e)(k)	8,220	0

NVHL S.A. ‘G’ «(e)(k)	8,220	0

NVHL S.A. ‘H’ «(e)(k)	8,220	0

NVHL S.A. ‘I’ «(e)(k)	8,220	0

NVHL S.A. ‘J’ «(e)(k)	8,220	0

		0

INDUSTRIALS 0.0%

Noble Corp. «	346,843	6,145

Westmoreland Mining Holdings LLC «(k)	144,947	797

		6,942

Total Common Stocks (Cost $4,337)		6,942

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2021	75

Consolidated Schedule of Investments PIMCO Income Fund (Cont.)

	SHARES	MARKET VALUE (000S)
RIGHTS 0.1%

INFORMATION TECHNOLOGY 0.1%

Windstream Holdings LLC «	5,118,377	$96,635

Total Rights (Cost $44,078)		96,635

WARRANTS 0.0%

INDUSTRIALS 0.0%

Sequa Corp. - Exp. 04/28/2024 «	684,000	1,369

MATERIALS 0.0%

Novasep Holding SAS - Exp. 05/31/2022 «	116,700	0

Total Warrants (Cost $0)		1,369

PREFERRED SECURITIES 1.7%

BANKING & FINANCE 0.7%

AGFC Capital Trust
1.991% (US0003M + 1.750%) due 01/15/2067 ~	70,600,000	40,065

Banco Bilbao Vizcaya Argentaria S.A.
8.875% due 04/14/2021 •(i)(j)	14,600,000	17,170

Banco Santander S.A.
4.375% due 01/14/2026 •(i)(j)	25,000,000	30,177
6.250% due 09/11/2021 •(i)(j)	35,300,000	42,302

Bank of New York Mellon Corp.
4.700% due 09/20/2025 •(i)	11,215,000	12,179

Brighthouse Holdings LLC
6.500% due 07/27/2037 þ(i)	5,245,000	4,894

Charles Schwab Corp.
4.000% due 06/01/2026 •(i)	130,800,000	133,063
4.000% due 12/01/2030 •(i)	10,500,000	10,335
5.000% due 12/01/2027 •(i)	9,000,000	9,333
5.375% due 06/01/2025 •(i)	36,213,000	40,094
Encina Private Credit LLC «	24,670	0

Farm Credit Bank of Texas
6.750% (US0003M + 4.010%) due 09/15/2023 ~(i)	87,500	9,625

		SHARES	MARKET VALUE (000S)

Nationwide Building Society
10.250% ~		1,232,857	$314,300

Stichting AK Rabobank Certificaten
6.500% due 12/29/2049 (i)		142,661,900	217,204

VEREIT, Inc.
6.700% due 04/26/2021 (i)		90,189	2,274

Wells Fargo & Co.
3.900% due 03/15/2026 •(i)		129,330,000	130,691

			1,013,706

INDUSTRIALS 0.2%

General Electric Co.
3.514% due 06/15/2021 ~(i)		199,404,000	188,686

Sequa Corp. (12.000% PIK)
12.000% «(c)		18,465	27,271

			215,957

UTILITIES 0.8%

AT&T Mobility LLC
7.000% due 10/20/2022 «(i)(k)		41,201,923	1,098,444

Total Preferred Securities (Cost $2,184,173)			2,328,107

REAL ESTATE INVESTMENT TRUSTS 0.3%

REAL ESTATE 0.3%

Uniti Group, Inc.		1,524,129	16,811

VICI Properties, Inc.		11,483,010	324,280

Total Real Estate Investment Trusts (Cost $165,798)			341,091

SHORT-TERM INSTRUMENTS 1.1%

REPURCHASE AGREEMENTS (l) 0.8%
			1,066,746

		PRINCIPAL AMOUNT (000S)
SHORT-TERM NOTES 0.0%

Argentina Treasury Bond BONCER
1.100% due 04/17/2021	ARS	897,852	6,195

76	PIMCO INCOME FUND	See Accompanying Notes

March 31, 2021

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
ARGENTINA TREASURY BILLS 0.3%
35.597% due 04/30/2021 - 07/30/2021 (f)(g)	ARS	54,392,020	$374,904
38.750% due 06/30/2021		4,549,081	31,414

			406,318

U.S. TREASURY CASH MANAGEMENT BILLS 0.0%
0.033% due 07/06/2021 (f)(g)(o)(q)		$42,732	42,731

Total Short-Term Instruments (Cost $1,514,881)			1,521,990

Total Investments in Securities (Cost $169,414,540)			173,251,378

		SHARES
INVESTMENTS IN AFFILIATES 3.8%

COMMON STOCKS 0.5%

COMMUNICATION SERVICES 0.3%

Clear Channel Outdoor Holdings, Inc. (e)		50,679,773	91,223

iHeartMedia, Inc. ‘A’ (e)		8,983,980	163,059

iHeartMedia, Inc. ‘B’ «(e)		12,214,441	199,523

			453,805

INDUSTRIALS 0.2%

Neiman Marcus Group Ltd. LLC «(k)		919,864	92,695

	SHARES	MARKET VALUE (000S)

Noble Corp. «(k)	2,892,309	$51,242

Pacific Drilling SA «(k)	227,694	25,616

Sierra Hamilton Holder LLC «(k)	15,369,768	1

		169,554

Total Common Stocks (Cost $760,928)		623,359

SHORT-TERM INSTRUMENTS 3.3%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 3.3%

PIMCO Short-Term Floating NAV Portfolio III	450,835,856	$4,445,242

Total Short-Term Instruments (Cost $4,440,752)		4,445,242

Total Investments in Affiliates (Cost $5,201,680)		5,068,601

Total Investments 132.0% (Cost $174,616,220)		$178,319,979

Financial Derivative Instruments (n)(p) 0.2% (Cost or Premiums, net $664,710)		280,158

Other Assets and Liabilities, net (32.2)%		(43,505,941)

Net Assets 100.0%		$135,094,196

NOTES TO CONSOLIDATED SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
«	Security valued using significant unobservable inputs (Level 3).
µ

All or a portion of this amount represents unfunded loan commitments. The interest rate for the unfunded portion will be determined at the time of funding. See Note 4, Securities and Other Investments, in the Notes to Financial Statements for more information regarding unfunded loan commitments.

~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2021	77

Consolidated Schedule of Investments PIMCO Income Fund (Cont.)

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
(a)	Security is an Interest Only (“IO”) or IO Strip.
(b)	Principal only security.
(c)	Payment in-kind bond security.
(d)	Security is not accruing income as of the date of this report.
(e)	Security did not produce income within the last twelve months.
(f)	Coupon represents a weighted average yield to maturity.
(g)	Zero coupon security.
(h)	Principal amount of security is adjusted for inflation.
(i)	Perpetual maturity; date shown, if applicable, represents next contractual call date.
(j)	Contingent convertible security.

(k)  RESTRICTED SECURITIES:

Issuer Description	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
AT&T Mobility LLC 7.000% due 10/20/2022	09/24/2020	$1,105,988	$1,098,444	0.81%
AWAS Aviation Capital Ltd. 4.870% due 10/03/2021	10/02/2014	21,613	21,890	0.02
Britannia Property Owner LLC 5.150% due 10/09/2021	11/15/2018	47,645	47,600	0.04
Deutsche Bank AG 2.129% due 11/24/2026	11/17/2020	47,200	47,350	0.04
Fidere Gestion De Vivienda 2.500% due 08/15/2023	10/31/2018	95,560	95,365	0.07
GHH Holdings Ltd.1.877% due 12/04/2024	10/10/2018	98,614	99,011	0.07
Grey Barn LLC 3.104% due 09/09/2021	11/15/2018	95,057	95,133	0.07
Hotel (PL Property) Ltd.1.928% due 02/07/2023	07/09/2018	71,550	73,581	0.05
Isla Vista Owner LLC 4.074% due 05/09/2021	11/15/2018	53,514	53,570	0.04
Kiinteisto oy Paulon Talo 2.300% due 11/15/2021	04/18/2018	48,875	46,207	0.03
Kiinteisto oy Paulon Talo 2.350% due 11/15/2021	04/18/2018	33,681	31,842	0.02
NVHL S.A. ‘A’	03/09/2012	26	0	0.00
NVHL S.A. ‘B’	03/09/2012	26	0	0.00
NVHL S.A. ‘C’	03/09/2012	26	0	0.00
NVHL S.A. ‘D’	03/09/2012	27	0	0.00
NVHL S.A. ‘E’	03/09/2012	27	0	0.00
NVHL S.A. ‘F’	03/09/2012	27	0	0.00
NVHL S.A. ‘G’	03/09/2012	27	0	0.00
NVHL S.A. ‘H’	03/09/2012	27	0	0.00
NVHL S.A. ‘I’	03/09/2012	27	0	0.00
NVHL S.A. ‘J’	03/09/2012	27	0	0.00
Neiman Marcus Group Ltd. LLC	09/25/2020	29,623	92,695	0.07
Noble Corp.	02/05/2021 - 02/08/2021	33,696	51,242	0.04
Oasis West 3.360% due 03/08/2022	07/13/2018 - 03/15/2021	203,399	201,304	0.15
Oracle Corp. 3.950% due 03/25/2051	03/22/2021	37,867	39,172	0.03
Oracle Corp. 4.100% due 03/25/2061	03/22/2021	22,061	22,920	0.02
Pacific Drilling SA	02/25/2021	23,908	25,616	0.02
Sierra Hamilton Holder LLC	07/31/2017	3,896	1	0.00
Tawny Funding S.A.3.150% due 03/16/2023	08/28/2018	275,814	234,830	0.17
Westmoreland Mining Holdings LLC	12/08/2014 - 03/26/2019	4,070	797	0.00

		$2,353,898	$2,378,570	1.76%

78	PIMCO INCOME FUND	See Accompanying Notes

March 31, 2021

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(l)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
BCY	0.010%	03/31/2021	04/01/2021	$947,000	U.S. Treasury Bonds 2.500% - 3.000% due 08/15/2042 - 05/15/2047	$(755,502)	$947,000	$947,000
					U.S. Treasury Notes 1.375% due 10/15/2022	(205,413)
FICC	0.000	03/31/2021	04/01/2021	119,746	U.S. Treasury Notes 0.125% due 02/28/2023	(122,141)	119,746	119,746

Total Repurchase Agreements						$(1,083,056)	$1,066,746	$1,066,746

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate(2)	Settlement Date	Maturity Date		Amount Borrowed(2)	Payable for Reverse Repurchase Agreements
BOM	0.100%	03/18/2021	04/19/2021		$(12,720)	$(12,720)
BOS	0.100	03/11/2021	04/14/2021		(1,540,359)	(1,540,449)
	0.100	03/19/2021	04/14/2021		(135,812)	(135,817)
	0.150	02/11/2021	04/14/2021		(47,134)	(47,143)
	0.150	02/11/2021	04/15/2021		(144,939)	(144,968)
	0.150	02/11/2021	04/19/2021		(411,192)	(411,276)
	0.150	02/11/2021	04/20/2021		(383,346)	(383,424)
	0.639	04/28/2020	04/28/2021		(100,004)	(100,116)
BPS	0.490	12/15/2020	04/21/2021		(10,166)	(10,181)
	0.605	05/05/2020	05/05/2021		(41,818)	(42,103)
	0.605	05/05/2020	05/05/2021		(50,060)	(50,110)
	0.605	07/20/2020	05/05/2021		(55,696)	(55,752)
	0.605	08/05/2020	05/05/2021		(54,907)	(54,962)
	0.605	09/04/2020	05/05/2021		(35,187)	(35,223)
	0.605	10/07/2020	05/05/2021		(94,823)	(94,911)
	0.605	12/22/2020	05/05/2021		(4,783)	(4,787)
	0.605	01/12/2021	05/05/2021		(8,366)	(8,374)
	0.605	01/14/2021	05/05/2021		(7,561)	(7,568)
	0.605	01/15/2021	05/05/2021		(8,775)	(8,783)
	0.605	01/22/2021	05/05/2021		(8,892)	(8,901)
	0.605	01/25/2021	05/05/2021		(7,754)	(7,762)
	0.605	01/28/2021	05/05/2021		(10,540)	(10,550)
	0.605	03/15/2021	05/05/2021		(8,679)	(8,682)
	0.605	03/18/2021	05/05/2021		(25,912)	(25,918)
	0.605	03/29/2021	05/05/2021		(36,790)	(36,802)
BRC	0.000	03/25/2020	TBD	(3)	(3,057)	(3,058)
	0.100	03/11/2021	04/14/2021		(719,936)	(719,978)
	0.100	03/16/2021	04/14/2021		(57,582)	(57,584)
	0.100	03/19/2021	04/14/2021		(84,286)	(84,289)
BSN	0.090	03/30/2021	04/16/2021		(27,225)	(27,225)
	0.090	04/01/2021	04/16/2021		(38,972)	(38,973)
CIB	0.090	02/22/2021	04/22/2021		(1,340,286)	(1,340,414)
	0.090	03/24/2021	04/14/2021		(114,840)	(114,842)
	0.100	03/11/2021	04/14/2021		(343,537)	(343,557)
	0.100	03/17/2021	04/14/2021		(87,398)	(87,402)
	0.100	03/19/2021	04/14/2021		(148,483)	(148,489)
	0.130	03/19/2021	04/08/2021		(28,272)	(28,273)
	0.160	01/14/2021	04/14/2021		(485,033)	(485,199)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2021	79

Consolidated Schedule of Investments PIMCO Income Fund (Cont.)

Counterparty	Borrowing Rate(2)	Settlement Date	Maturity Date		Amount Borrowed(2)	Payable for Reverse Repurchase Agreements
CSN	0.100%	03/11/2021	04/14/2021		$(843,855)	$(843,905)
DBL	(1.000)	03/19/2021	TBD	(3)	(557)	(653)
FAR	0.100	03/11/2021	04/14/2021		(1,017,172)	(1,017,231)
IND	0.060	03/31/2021	04/05/2021		(70,253)	(70,253)
	0.090	03/19/2021	04/05/2021		(11,664)	(11,664)
	0.100	02/19/2021	04/19/2021		(268,500)	(268,531)
	0.100	03/11/2021	04/14/2021		(1,039,002)	(1,039,062)
	0.100	03/19/2021	04/12/2021		(20,290)	(20,291)
	0.100	03/19/2021	04/19/2021		(51,880)	(51,882)
	0.330	01/27/2021	04/27/2021		(1,087)	(1,087)
JML	0.000	03/24/2021	04/06/2021		(9,913)	(9,913)
JPS	0.030	02/19/2021	04/15/2021		(5,228)	(5,228)
	0.120	03/09/2021	04/05/2021		(2,700)	(2,701)
	0.120	03/19/2021	04/05/2021		(1,944)	(1,944)
	0.140	01/14/2021	04/14/2021		(276,750)	(276,833)
	0.140	01/15/2021	04/08/2021		(55,903)	(55,920)
	0.140	02/11/2021	04/06/2021		(139,938)	(139,965)
	0.140	02/11/2021	04/07/2021		(185,601)	(185,636)
	0.140	02/11/2021	04/08/2021		(457,922)	(458,009)
	0.140	02/11/2021	04/12/2021		(359,297)	(359,366)
	0.140	02/11/2021	04/13/2021		(38,240)	(38,248)
	0.140	02/11/2021	04/21/2021		(131,477)	(131,502)
	0.140	02/11/2021	04/22/2021		(22,566)	(22,570)
	0.140	02/18/2021	04/14/2021		(246,089)	(246,129)
	0.150	01/14/2021	07/14/2021		(281,250)	(281,340)
	0.150	02/11/2021	04/20/2021		(22,025)	(22,030)
	0.160	10/13/2020	10/07/2021		(309,063)	(309,296)
	0.160	10/19/2020	04/19/2021		(503,281)	(503,648)
	0.160	02/11/2021	10/07/2021		(195,857)	(195,899)
NOM	0.080	03/30/2021	04/19/2021		(48,262)	(48,263)
NXN	0.090	03/23/2021	04/12/2021		(841,875)	(841,894)
	0.100	03/11/2021	04/14/2021		(497,588)	(497,617)
RCY	0.160	01/14/2021	04/14/2021		(528,960)	(529,141)
TDM	(0.050)	03/23/2021	TBD	(3)	(16,205)	(16,205)

Total Reverse Repurchase Agreements						$(15,230,421)

SALE-BUYBACK TRANSACTIONS:

Counterparty	Borrowing Rate(2)	Borrowing Date	Maturity Date	Amount Borrowed(2)	Payable for Sale-Buyback Transactions(4)
BCY	(0.300)%	03/31/2021	04/01/2021	$(947,305)	$(947,297)
	0.110	02/24/2021	04/12/2021	(598)	(598)
	0.110	03/05/2021	04/12/2021	(8,005)	(8,005)
	0.110	03/16/2021	04/12/2021	(843)	(844)
	0.110	03/23/2021	04/12/2021	(7,910)	(7,910)
	0.110	03/30/2021	04/12/2021	(1,363)	(1,363)
	0.110	04/01/2021	04/12/2021	(8,107)	(8,107)
BPG	(0.050)	04/01/2021	04/06/2021	(7,224)	(7,224)
	0.050	03/30/2021	04/05/2021	(6,319)	(6,319)
	0.090	03/03/2021	04/01/2021	(248)	(248)
	0.090	03/08/2021	04/01/2021	(1,833)	(1,833)
	0.090	03/12/2021	04/01/2021	(22,868)	(22,869)
	0.090	03/16/2021	04/01/2021	(120)	(121)
	0.090	03/17/2021	04/01/2021	(1,206)	(1,206)
	0.090	03/19/2021	04/01/2021	(3,414)	(3,414)

80	PIMCO INCOME FUND	See Accompanying Notes

March 31, 2021

Counterparty	Borrowing Rate(2)	Borrowing Date	Maturity Date	Amount Borrowed(2)	Payable for Sale-Buyback Transactions(4)
	0.090%	03/22/2021	04/01/2021	$(16,708)	$(16,709)
	0.090	03/22/2021	04/16/2021	(1,956)	(1,956)
	0.090	03/30/2021	04/01/2021	(4,460)	(4,460)
	0.090	04/01/2021	04/05/2021	(92)	(92)
	0.090	04/01/2021	04/15/2021	(688)	(688)
	0.120	02/19/2021	04/05/2021	(7,271)	(7,272)
	0.120	02/24/2021	04/05/2021	(478)	(478)
	0.120	02/25/2021	04/05/2021	(7,595)	(7,596)
	0.120	02/26/2021	04/05/2021	(736)	(736)
	0.120	03/04/2021	04/05/2021	(1,848)	(1,848)
	0.120	03/05/2021	04/05/2021	(12,297)	(12,298)
	0.120	03/08/2021	04/05/2021	(6,964)	(6,965)
	0.120	03/09/2021	04/05/2021	(14,892)	(14,893)
	0.120	03/12/2021	04/05/2021	(1,393)	(1,393)
	0.120	03/17/2021	04/05/2021	(7,839)	(7,840)
	0.120	03/18/2021	04/05/2021	(780)	(780)
	0.120	03/19/2021	04/05/2021	(2,316)	(2,316)
	0.120	03/22/2021	04/05/2021	(1,948)	(1,948)
	0.120	03/29/2021	04/05/2021	(2,532)	(2,532)
	0.120	03/30/2021	04/05/2021	(372)	(372)
	0.120	04/01/2021	04/05/2021	(5,619)	(5,619)
	0.140	01/22/2021	04/21/2021	(3,281)	(3,282)
	0.140	01/26/2021	04/21/2021	(7,461)	(7,463)
	0.140	01/27/2021	04/21/2021	(4,277)	(4,278)
	0.140	01/29/2021	04/21/2021	(2,798)	(2,799)
	0.140	02/01/2021	04/21/2021	(3,037)	(3,038)
	0.140	02/04/2021	04/21/2021	(6,566)	(6,567)
	0.140	02/08/2021	04/21/2021	(1,958)	(1,959)
	0.140	02/11/2021	04/21/2021	(2,424)	(2,425)
	0.140	02/25/2021	04/21/2021	(5,697)	(5,697)
	0.140	02/26/2021	04/21/2021	(6,131)	(6,132)
	0.140	03/03/2021	04/21/2021	(1,610)	(1,610)
	0.140	03/04/2021	04/21/2021	(4,312)	(4,313)
	0.140	03/05/2021	04/21/2021	(27,019)	(27,022)
	0.140	03/08/2021	04/21/2021	(733)	(733)
	0.140	03/09/2021	04/21/2021	(2,728)	(2,728)
	0.140	03/10/2021	04/21/2021	(5,766)	(5,767)
	0.140	03/17/2021	04/21/2021	(2,895)	(2,895)
	0.140	03/18/2021	04/21/2021	(666)	(666)
	0.140	03/19/2021	04/21/2021	(23,164)	(23,165)
	0.140	03/22/2021	04/21/2021	(1,386)	(1,386)
	0.140	04/01/2021	04/21/2021	(344)	(344)
	0.150	02/10/2021	04/21/2021	(1,747)	(1,747)
	0.150	02/12/2021	04/21/2021	(16,814)	(16,818)
	0.160	02/12/2021	04/13/2021	(3,243)	(3,243)
	0.160	03/05/2021	04/13/2021	(911)	(911)
TDL	0.090	02/24/2021	04/22/2021	(5,273)	(5,274)
	0.090	03/03/2021	04/08/2021	(3,715)	(3,715)
	0.090	03/04/2021	04/05/2021	(616)	(616)
	0.090	03/05/2021	04/08/2021	(10,345)	(10,345)
	0.090	03/05/2021	04/14/2021	(7,968)	(7,968)
	0.090	03/08/2021	04/05/2021	(1,833)	(1,833)
	0.090	03/08/2021	04/08/2021	(7,942)	(7,942)
	0.090	03/08/2021	04/14/2021	(12,707)	(12,707)
	0.090	03/09/2021	04/05/2021	(3,662)	(3,662)
	0.090	03/09/2021	04/08/2021	(32,102)	(32,104)
	0.090	03/09/2021	04/14/2021	(745)	(745)
	0.090	03/09/2021	04/22/2021	(1,953)	(1,953)
	0.090	03/10/2021	04/14/2021	(3,197)	(3,197)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2021	81

Consolidated Schedule of Investments PIMCO Income Fund (Cont.)

Counterparty	Borrowing Rate(2)	Borrowing Date	Maturity Date	Amount Borrowed(2)	Payable for Sale-Buyback Transactions(4)
	0.090%	03/12/2021	04/05/2021	$(585)	$(585)
	0.090	03/12/2021	04/08/2021	(47,855)	(47,857)
	0.090	03/16/2021	04/23/2021	(120)	(121)
	0.090	03/17/2021	04/05/2021	(4,221)	(4,221)
	0.090	03/17/2021	04/08/2021	(2,171)	(2,171)
	0.090	03/18/2021	04/05/2021	(365)	(366)
	0.090	03/18/2021	04/14/2021	(369)	(369)
	0.090	03/18/2021	04/15/2021	(428)	(428)
	0.090	03/18/2021	04/23/2021	(4,086)	(4,086)
	0.090	03/19/2021	04/14/2021	(795)	(795)
	0.090	03/19/2021	04/22/2021	(2,437)	(2,437)
	0.090	03/22/2021	04/05/2021	(3,178)	(3,178)
	0.090	03/22/2021	04/08/2021	(35,894)	(35,895)
	0.090	03/22/2021	04/14/2021	(1,327)	(1,327)
	0.090	03/22/2021	04/22/2021	(2,078)	(2,078)
	0.090	03/23/2021	04/08/2021	(1,743)	(1,743)
	0.090	03/23/2021	04/22/2021	(134)	(134)
	0.090	03/23/2021	04/23/2021	(804)	(804)
	0.090	03/26/2021	04/08/2021	(707)	(707)
	0.090	03/26/2021	04/14/2021	(817)	(817)
	0.090	03/30/2021	04/05/2021	(743)	(743)
	0.090	03/30/2021	04/08/2021	(18,419)	(18,419)
	0.090	04/01/2021	04/22/2021	(2,553)	(2,553)
	0.110	02/10/2021	04/08/2021	(9,004)	(9,005)
	0.110	02/11/2021	04/08/2021	(2,424)	(2,425)
	0.110	02/19/2021	04/08/2021	(2,692)	(2,692)
	0.110	02/24/2021	04/08/2021	(1,782)	(1,782)
	0.110	03/09/2021	04/08/2021	(3,174)	(3,174)
	0.110	03/12/2021	04/08/2021	(6,674)	(6,675)
	0.110	03/18/2021	04/08/2021	(5,316)	(5,316)
	0.110	03/22/2021	04/08/2021	(1,100)	(1,100)
	0.110	03/23/2021	04/08/2021	(1,743)	(1,743)
	0.110	03/30/2021	04/08/2021	(4,708)	(4,708)
	0.110	04/01/2021	04/08/2021	(2,580)	(2,580)
	0.120	02/10/2021	04/08/2021	(4,704)	(4,704)
	0.150	01/14/2021	04/07/2021	(11,031)	(11,035)
	0.150	01/20/2021	04/08/2021	(7,514)	(7,516)
	0.150	01/22/2021	04/14/2021	(5,159)	(5,161)
	0.150	01/26/2021	04/14/2021	(5,218)	(5,219)
	0.150	02/01/2021	04/14/2021	(9,806)	(9,808)
	0.150	02/02/2021	04/07/2021	(15,474)	(15,477)
	0.150	02/10/2021	04/08/2021	(2,419)	(2,419)
	0.150	02/11/2021	04/14/2021	(2,290)	(2,290)
	0.150	02/12/2021	04/14/2021	(360)	(360)
	0.150	02/19/2021	04/07/2021	(135)	(135)
	0.150	02/23/2021	04/07/2021	(648)	(648)
	0.150	02/24/2021	04/07/2021	(1,435)	(1,435)
	0.150	02/25/2021	04/14/2021	(949)	(950)
	0.150	03/09/2021	04/14/2021	(4,801)	(4,801)
	0.150	03/10/2021	04/14/2021	(1,303)	(1,303)
	0.150	03/11/2021	04/09/2021	(585)	(585)
	0.150	03/17/2021	04/08/2021	(7,598)	(7,599)
	0.150	03/17/2021	04/09/2021	(1,206)	(1,206)
	0.150	03/17/2021	04/14/2021	(7,839)	(7,840)
	0.150	03/18/2021	04/07/2021	(541)	(542)
	0.150	03/18/2021	04/08/2021	(9,106)	(9,107)
	0.150	03/18/2021	04/09/2021	(733)	(733)
	0.150	03/18/2021	04/14/2021	(1,044)	(1,044)
	0.150	03/19/2021	04/09/2021	(1,829)	(1,829)

82	PIMCO INCOME FUND	See Accompanying Notes

March 31, 2021

Counterparty	Borrowing Rate(2)	Borrowing Date	Maturity Date	Amount Borrowed(2)	Payable for Sale-Buyback Transactions(4)
	0.150%	03/19/2021	04/14/2021	$(14,873)	$(14,874)
	0.150	03/22/2021	04/14/2021	(4,033)	(4,034)
	0.150	03/23/2021	04/14/2021	(1,475)	(1,475)
	0.150	03/30/2021	04/14/2021	(8,410)	(8,411)
	0.160	01/22/2021	04/12/2021	(3,704)	(3,705)
	0.160	02/10/2021	04/12/2021	(9,407)	(9,409)
	0.160	03/01/2021	04/07/2021	(5,593)	(5,593)
	0.160	03/01/2021	04/14/2021	(1,678)	(1,678)
	0.170	02/10/2021	04/12/2021	(6,047)	(6,049)
UBS	0.070	03/26/2021	04/26/2021	(113,804)	(113,806)
	0.070	03/30/2021	04/22/2021	(25,286)	(25,286)
	0.080	03/16/2021	04/12/2021	(2,531)	(2,531)
	0.080	03/17/2021	04/12/2021	(31,358)	(31,359)
	0.080	03/18/2021	04/12/2021	(20,298)	(20,298)
	0.080	03/19/2021	04/12/2021	(1,951)	(1,951)
	0.080	03/23/2021	04/12/2021	(3,816)	(3,816)
	0.080	03/29/2021	04/12/2021	(1,206)	(1,206)
	0.090	03/09/2021	04/06/2021	(8,666)	(8,667)
	0.090	03/17/2021	04/06/2021	(65,848)	(65,850)
	0.090	03/18/2021	04/06/2021	(13,724)	(13,724)
	0.090	03/19/2021	04/06/2021	(2,560)	(2,560)
	0.090	03/22/2021	04/06/2021	(27,024)	(27,025)

Total Sale-Buyback Transactions					$(1,995,285)

SHORT SALES:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales
U.S. Government Agencies (3.7)%
Freddie Mac, TBA	4.000%	04/01/2051	$88,800	$(95,564)	$(95,307)
Ginnie Mae, TBA	3.000	05/01/2051	44,550	(46,332)	(46,436)
Ginnie Mae, TBA	3.500	04/01/2051	3,000	(3,174)	(3,159)
Ginnie Mae, TBA	4.000	04/01/2051	206,325	(220,308)	(220,268)
Ginnie Mae, TBA	4.500	04/01/2051	710,123	(766,787)	(768,153)
Uniform Mortgage-Backed Security, TBA	2.000	06/01/2051	2,569,876	(2,566,459)	(2,555,320)
Uniform Mortgage-Backed Security, TBA	3.000	04/01/2036	29,800	(31,484)	(31,471)
Uniform Mortgage-Backed Security, TBA	3.500	04/01/2051	52,410	(56,404)	(55,368)
Uniform Mortgage-Backed Security, TBA	3.500	05/01/2051	387,590	(410,870)	(409,589)
Uniform Mortgage-Backed Security, TBA	4.000	05/01/2036	102,300	(109,013)	(108,874)
Uniform Mortgage-Backed Security, TBA	4.500	04/01/2051	182,700	(198,978)	(198,915)
Uniform Mortgage-Backed Security, TBA	5.000	04/01/2051	405,750	(448,736)	(449,566)
Uniform Mortgage-Backed Security, TBA	5.000	05/01/2051	50,850	(56,348)	(56,373)

Total Short Sales (3.7)%				$(5,010,457)	$(4,998,799)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2021	83

Consolidated Schedule of Investments PIMCO Income Fund (Cont.)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of March 31, 2021:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions(4)	Total Borrowings and Other Financing Transactions	Collateral Pledged/ (Received)	Net Exposure(5)
Global/Master Repurchase Agreement
BCY	$947,000	$0	$0	$947,000	$(960,915)	$(13,915)
BOM	0	(12,720)	0	(12,720)	12,378	(342)
BOS	0	(2,763,193)	0	(2,763,193)	2,804,264	41,071
BPS	0	(471,369)	0	(471,369)	498,972	27,603
BRC	0	(864,909)	0	(864,909)	890,665	25,756
BSN	0	(66,198)	0	(66,198)	65,755	(443)
CIB	0	(2,548,176)	0	(2,548,176)	2,578,192	30,016
CSN	0	(843,905)	0	(843,905)	868,582	24,677
DBL	0	(653)	0	(653)	639	(14)
FAR	0	(1,017,231)	0	(1,017,231)	1,053,325	36,094
FICC	119,746	0	0	119,746	(122,141)	(2,395)
IND	0	(1,462,770)	0	(1,462,770)	1,488,089	25,319
JML	0	(9,913)	0	(9,913)	10,842	929
JPS	0	(3,236,264)	0	(3,236,264)	3,226,894	(9,370)
NOM	0	(48,263)	0	(48,263)	47,962	(301)
NXN	0	(1,339,511)	0	(1,339,511)	1,348,349	8,838
RCY	0	(529,141)	0	(529,141)	542,902	13,761
TDM	0	(16,205)	0	(16,205)	16,496	291

Master Securities Forward Transaction Agreement
BCY	0	0	(974,124)	(974,124)	971,335	(2,789)
BPG	0	0	(279,013)	(279,013)	268,742	(10,271)
BPS	0	0	0	0	8,590	8,590
TDL	0	0	(424,069)	(424,069)	424,084	15
UBS	0	0	(318,079)	(318,079)	315,896	(2,183)

Total Borrowings and Other Financing Transactions	$1,066,746	$(15,230,421)	$(1,995,285)

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
Corporate Bonds & Notes	$0	$(116,612)	$(461,188)	$(19,916)	$(597,716)
U.S. Government Agencies	0	(7,672,835)	0	0	(7,672,835)
U.S. Treasury Obligations	0	(6,124,449)	0	(786,535)	(6,910,984)
Sovereign Issues	0	(9,913)	0	0	(9,913)

Total	$0	$(13,923,809)	$(461,188)	$(806,451)	$(15,191,448)

Sale-Buyback Transactions
U.S. Treasury Obligations	(998,157)	(997,128)	0	0	(1,995,285)

Total	$(998,157)	$(997,128)	$0	$0	$(1,995,285)

Total Borrowings	$(998,157)	$(14,920,937)	$(461,188)	$(806,451)	$(17,186,733)

Payable for reverse repurchase agreements and sale-buyback financing transactions(6)					$(17,186,733)

84	PIMCO INCOME FUND	See Accompanying Notes

March 31, 2021

(m)	Securities with an aggregate market value of $17,449,935 have been pledged as collateral under the terms of the above master agreements as of March 31, 2021.

(1)	Includes accrued interest.
(2)

The average amount of borrowings outstanding during the period ended March 31, 2021 was $(31,051,645) at a weighted average interest rate of 0.423%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(3)	Open maturity reverse repurchase agreement.
(4)	Payable for sale-buyback transactions includes $35 of deferred price drop.
(5)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(6)	Unsettled reverse repurchase agreements liability of $(38,973) is outstanding at period end.

(n)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

WRITTEN OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts		Notional Amount	Premiums (Received)	Market Value
Put - CME 90-Day Eurodollar April 2021 Futures	$98.500	04/16/2021	3,181	$	7,953	$(693)	$(1,014)
Call - CME 90-Day Eurodollar April 2021 Futures	99.000	04/16/2021	3,181		7,953	(327)	(20)

Total Written Options						$(1,020)	$(1,034)

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
Euro-BTP Italy Government Bond June Futures	06/2021	19,019	$3,330,148	$17,476	$6,245	$(10,482)
Euro-Bund 10-Year Bond June Futures	06/2021	4	803	(1)	2	(3)
Euro-Buxl 30-Year Bond June Futures	06/2021	3	725	(6)	3	(4)

				$17,469	$6,250	$(10,489)

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
Australia Government 10-Year Bond June Futures	06/2021	11,965	$(1,255,185)	$5,289	$9,569	$0
U.S. Treasury 5-Year Note June Futures	06/2021	317	(39,117)	500	52	0
U.S. Treasury 10-Year Note June Futures	06/2021	151,108	(19,785,704)	442,843	37,777	0
U.S. Treasury 30-Year Bond June Futures	06/2021	17,279	(2,671,225)	81,166	7,560	0
U.S. Treasury Ultra Long-Term Bond June Futures	06/2021	16,810	(3,046,287)	152,905	19,436	0
United Kingdom Long Gilt June Futures	06/2021	1,439	(253,114)	2,355	1,032	(20)

				$685,058	$75,426	$(20)

Total Futures Contracts				$702,527	$81,676	$(10,509)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2021	85

Consolidated Schedule of Investments PIMCO Income Fund (Cont.)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - BUY PROTECTION(1)

Reference Entity	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2021(3)	Notional Amount(4)	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
									Asset	Liability
Sprint Communications, Inc.	(5.000)%	Quarterly	06/20/2024	0.737%	$2,200	$(304)	$2	$(302)	$0	$(1)

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(2)

Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2021(3)	Notional Amount(4)	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
									Asset	Liability
AT&T, Inc.	1.000%	Quarterly	12/20/2025	0.628%	$ 2,400	$31	$11	$42	$1	$0
AT&T, Inc.	1.000	Quarterly	06/20/2026	0.702	5,000	76	1	77	2	0
Boeing Co.	1.000	Quarterly	12/20/2021	0.393	46,700	(379)	599	220	3	0
Boeing Co.	1.000	Quarterly	12/20/2022	0.607	22,100	4	152	156	0	(8)
Bombardier, Inc.	5.000	Quarterly	06/20/2024	4.829	7,800	(44)	94	50	10	0
Bombardier, Inc.	5.000	Quarterly	12/20/2024	5.203	2,400	(119)	106	(13)	3	0
Ford Motor Credit Co. LLC	5.000	Quarterly	12/20/2022	1.479	400	47	(22)	25	0	0
General Electric Co.	1.000	Quarterly	12/20/2023	0.463	72,800	(1,215)	2,301	1,086	4	0
General Electric Co.	1.000	Quarterly	12/20/2025	0.078	4,200	25	19	44	3	0
General Electric Co.	1.000	Quarterly	06/20/2026	0.855	6,700	37	14	51	9	0
Rolls-Royce PLC	1.000	Quarterly	06/20/2025	2.535	EUR 46,500	(7,365)	4,023	(3,342)	92	0
Rolls-Royce PLC	1.000	Quarterly	12/20/2025	2.683	62,400	(6,523)	1,083	(5,440)	122	0
Sprint Communications, Inc.	5.000	Quarterly	12/20/2021	0.474	$ 11,600	1,094	(694)	400	0	0
Telefonica Emisiones S.A.	1.000	Quarterly	06/20/2026	0.732	EUR 4,900	68	14	82	3	0

						$(14,263)	$7,701	$(6,562)	$252	$(8)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - BUY PROTECTION(1)

Index/Tranches	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Notional Amount(4)		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
									Asset	Liability
iTraxx Europe Main 32 5-Year Index	(1.000)%	Quarterly	12/20/2024	EUR	134,800	$(3,780)	$53	$(3,727)	$0	$(96)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(2)

Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(4)	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
								Asset	Liability
CDX.EM-28 5-Year Index	1.000%	Quarterly	12/20/2022	$34,216	$(791)	$668	$(123)	$3	$0
CDX.EM-29 5-Year Index	1.000	Quarterly	06/20/2023	17,578	(612)	514	(98)	3	0
CDX.EM-30 5-Year Index	1.000	Quarterly	12/20/2023	61,288	(2,728)	2,096	(632)	24	0
CDX.EM-31 5-Year Index	1.000	Quarterly	06/20/2024	204,591	(10,283)	8,182	(2,101)	69	0
CDX.EM-32 5-Year Index	1.000	Quarterly	12/20/2024	107,601	(4,344)	2,821	(1,523)	57	0

86	PIMCO INCOME FUND	See Accompanying Notes

March 31, 2021

Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(4)	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
								Asset	Liability
CDX.EM-33 5-Year Index	1.000%	Quarterly	06/20/2025	$2,565	$(226)	$172	$(54)	$2	$0
CDX.EM-34 5-Year Index	1.000	Quarterly	12/20/2025	323,900	(10,815)	(4,850)	(15,665)	1,051	0
CDX.EM-35 5-Year Index	1.000	Quarterly	06/20/2026	237,600	(8,586)	(1,243)	(9,829)	682	0
CDX.HY-34 5-Year Index	5.000	Quarterly	06/20/2025	102,304	204	9,293	9,497	289	0
CDX.HY-35 5-Year Index	5.000	Quarterly	12/20/2025	2,944,000	238,142	33,077	271,219	11,265	0
CDX.HY-36 5-Year Index	5.000	Quarterly	06/20/2026	2,380,500	205,530	10,217	215,747	7,026	0
CDX.IG-35 5-Year Index	1.000	Quarterly	12/20/2025	52,900	1,143	136	1,279	60	0
CDX.IG-36 5-Year Index	1.000	Quarterly	06/20/2026	39,300	866	64	930	49	0

					$407,500	$61,147	$468,647	$20,580	$0

INTEREST RATE SWAPS

Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
									Asset	Liability
Receive(6)	1-Day GBP-SONIO Compounded-OIS	0.750%	Annual	09/15/2031	GBP 845,800	$6,863	$4,377	$11,240	$4,765	$0
Receive(6)	1-Day GBP-SONIO Compounded-OIS	0.750	Annual	09/15/2051	25,900	1,998	65	2,063	355	0
Receive	1-Year BRL-CDI	2.840	Maturity	01/03/2022	BRL 349,020	0	649	649	0	(22)
Receive	1-Year BRL-CDI	2.848	Maturity	01/03/2022	287,300	0	531	531	0	(18)
Receive	1-Year BRL-CDI	2.859	Maturity	01/03/2022	1,442,780	0	2,635	2,635	0	(93)
Receive	1-Year BRL-CDI	2.860	Maturity	01/03/2022	1,458,300	(2)	2,730	2,728	0	(94)
Receive	1-Year BRL-CDI	2.865	Maturity	01/03/2022	522,000	0	948	948	0	(34)
Receive	1-Year BRL-CDI	2.870	Maturity	01/03/2022	221,500	0	399	399	0	(14)
Receive	1-Year BRL-CDI	2.880	Maturity	01/03/2022	943,300	0	1,721	1,721	0	(61)
Receive	1-Year BRL-CDI	2.883	Maturity	01/03/2022	852,200	0	1,517	1,517	0	(55)
Receive	1-Year BRL-CDI	2.884	Maturity	01/03/2022	180,490	0	321	321	0	(12)
Receive	1-Year BRL-CDI	2.886	Maturity	01/03/2022	264,200	0	469	469	0	(17)
Pay	1-Year BRL-CDI	3.060	Maturity	01/03/2022	8,684,800	(7,338)	(4,905)	(12,243)	558	0
Receive	1-Year BRL-CDI	3.360	Maturity	01/03/2022	2,163,700	(3,206)	4,171	965	0	(139)
Pay	1-Year BRL-CDI	3.700	Maturity	01/03/2022	59,242,200	(17,522)	(35,905)	(53,427)	3,798	0
Pay	1-Year BRL-CDI	3.978	Maturity	01/03/2022	2,059,000	0	(1,275)	(1,275)	132	0
Pay	1-Year BRL-CDI	4.040	Maturity	01/03/2022	2,123,300	(9)	(1,156)	(1,165)	136	0
Pay	1-Year BRL-CDI	5.830	Maturity	01/02/2023	1,691,200	36	7,906	7,942	115	0
Pay	1-Year BRL-CDI	5.836	Maturity	01/02/2023	1,313,100	0	6,202	6,202	90	0
Pay	1-Year BRL-CDI	5.855	Maturity	01/02/2023	436,900	0	2,101	2,101	30	0
Pay	1-Year BRL-CDI	6.170	Maturity	01/02/2023	14,497,400	(2,674)	(2,003)	(4,677)	957	0
Pay	3-Month CAD-Bank Bill	2.625	Semi-Annual	03/19/2027	CAD 172,700	9,232	(1,064)	8,168	0	(60)
Pay	3-Month CAD-Bank Bill	3.000	Semi-Annual	03/19/2027	376,200	39,316	(14,985)	24,331	0	(131)
Pay	3-Month CAD-Bank Bill	2.750	Semi-Annual	12/17/2027	132,800	8,212	(474)	7,738	0	(64)
Pay	3-Month CAD-Bank Bill	3.400	Semi-Annual	06/20/2029	34,700	3,971	(520)	3,451	0	(31)
Receive(6)	3-Month CAD-Bank Bill	1.000	Semi-Annual	06/16/2047	14,000	920	2,629	3,549	60	0
Receive(6)	3-Month CAD-Bank Bill	1.300	Semi-Annual	06/16/2047	340,700	14,213	56,825	71,038	1,462	0
Receive	3-Month USD-LIBOR	0.240	Semi-Annual	12/18/2021	$ 170,000	(2)	(163)	(165)	0	(2)
Receive	3-Month USD-LIBOR	0.250	Semi-Annual	03/30/2023	202,500	(99)	244	145	31	0
Receive	3-Month USD-LIBOR	0.300	Semi-Annual	06/19/2024	26,435,000	18,315	187,041	205,356	21,895	0
Receive	3-Month USD-LIBOR	0.350	Semi-Annual	11/05/2024	820,000	386	8,043	8,429	647	0
Receive	3-Month USD-LIBOR	0.350	Semi-Annual	12/18/2024	1,460,000	(1,199)	19,081	17,882	1,142	0
Pay(6)	3-Month USD-LIBOR	0.500	Semi-Annual	06/16/2026	10,329,500	(234,894)	(88,790)	(323,684)	0	(11,612)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2021	87

Consolidated Schedule of Investments PIMCO Income Fund (Cont.)

Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
									Asset	Liability
Receive	3-Month USD-LIBOR	0.450%	Semi-Annual	03/30/2027	$ 250,200	$488	$11,355	$11,843	$349	$0
Receive	3-Month USD-LIBOR	0.550	Semi-Annual	12/18/2027	467,500	(353)	25,208	24,855	583	0
Receive	3-Month USD-LIBOR	0.650	Semi-Annual	07/15/2030	1,390,000	7,209	123,910	131,119	1,721	0
Receive	3-Month USD-LIBOR	0.711	Semi-Annual	07/28/2030	129,300	(944)	12,527	11,583	159	0
Receive	3-Month USD-LIBOR	0.678	Semi-Annual	07/29/2030	122,100	(881)	12,178	11,297	150	0
Receive	3-Month USD-LIBOR	0.674	Semi-Annual	08/05/2030	119,100	(893)	12,014	11,121	147	0
Receive	3-Month USD-LIBOR	0.685	Semi-Annual	09/24/2030	150,000	0	14,311	14,311	195	0
Receive	3-Month USD-LIBOR	0.725	Semi-Annual	09/25/2030	150,000	0	13,784	13,784	195	0
Receive	3-Month USD-LIBOR	0.610	Semi-Annual	10/01/2030	150,000	12,469	2,554	15,023	196	0
Receive	3-Month USD-LIBOR	1.000	Semi-Annual	12/16/2030	219,500	710	14,135	14,845	295	0
Receive	3-Month USD-LIBOR	0.700	Semi-Annual	12/18/2030	757,500	2,995	68,969	71,964	937	0
Receive	3-Month USD-LIBOR	0.550	Semi-Annual	01/15/2031	5,758,000	1,678	647,788	649,466	7,770	0
Receive(6)	3-Month USD-LIBOR	1.160	Semi-Annual	04/12/2031	177,700	0	10,735	10,735	248	0
Receive(6)	3-Month USD-LIBOR	1.250	Semi-Annual	05/10/2031	249,975	0	13,408	13,408	348	0
Receive(6)	3-Month USD-LIBOR	1.300	Semi-Annual	05/11/2031	156,000	0	7,636	7,636	217	0
Receive(6)	3-Month USD-LIBOR	0.750	Semi-Annual	06/16/2031	243,400	10,842	13,660	24,502	244	0
Pay(6)	3-Month USD-LIBOR	0.750	Semi-Annual	06/16/2031	3,654,568	(352,892)	(23,522)	(376,414)	80	(5,062)
Receive	3-Month USD-LIBOR	0.900	Semi-Annual	03/12/2050	1,085,000	8,587	312,476	321,063	3,887	0
Receive	3-Month USD-LIBOR	0.950	Semi-Annual	12/11/2050	1,343,300	6,009	380,257	386,266	4,932	0
Receive	3-Month USD-LIBOR	1.150	Semi-Annual	03/30/2051	3,900	845	90	935	10	0
Receive(6)	3-Month USD-LIBOR	1.450	Semi-Annual	04/07/2051	66,100	9,691	1,590	11,281	183	0
Receive(6)	3-Month USD-LIBOR	1.250	Semi-Annual	06/16/2051	3,516,800	628,180	145,129	773,309	9,488	0
Receive	3-Month ZAR-JIBAR	6.547	Quarterly	03/18/2023	ZAR 734,000	0	(2,034)	(2,034)	0	(27)
Pay	3-Month ZAR-JIBAR	5.015	Quarterly	12/10/2025	1,000,000	0	(2,205)	(2,205)	0	(121)
Pay	3-Month ZAR-JIBAR	5.005	Quarterly	12/11/2025	670,000	0	(1,502)	(1,502)	0	(81)
Pay	3-Month ZAR-JIBAR	4.990	Quarterly	12/14/2025	670,000	0	(1,552)	(1,552)	0	(82)
Pay	3-Month ZAR-JIBAR	4.925	Quarterly	12/15/2025	1,060,000	0	(2,652)	(2,652)	0	(130)
Pay	3-Month ZAR-JIBAR	4.848	Quarterly	12/17/2025	1,829,750	4	(5,016)	(5,012)	0	(226)
Pay	3-Month ZAR-JIBAR	4.850	Quarterly	01/07/2026	2,769,800	(81)	(7,368)	(7,449)	0	(368)
Pay	3-Month ZAR-JIBAR	4.848	Quarterly	01/11/2026	8,604,900	(353)	(23,160)	(23,513)	0	(1,161)
Pay	3-Month ZAR-JIBAR	4.950	Quarterly	01/27/2026	850,000	0	(2,161)	(2,161)	0	(120)
Pay	3-Month ZAR-JIBAR	4.915	Quarterly	02/01/2026	3,123,900	(473)	(7,942)	(8,415)	0	(452)
Pay	3-Month ZAR-JIBAR	5.065	Quarterly	02/09/2026	6,333,500	(775)	(13,786)	(14,561)	0	(927)
Pay	3-Month ZAR-JIBAR	5.020	Quarterly	02/11/2026	1,083,600	0	(2,653)	(2,653)	0	(159)
Receive	3-Month ZAR-JIBAR	5.970	Quarterly	03/10/2026	204,100	0	(36)	(36)	31	0
Receive	3-Month ZAR-JIBAR	6.845	Quarterly	03/18/2026	6,030,000	(1,075)	(15,285)	(16,360)	926	0
Pay	3-Month ZAR-JIBAR	8.300	Quarterly	03/15/2027	625,500	(1)	4,148	4,147	0	(151)
Pay	3-Month ZAR-JIBAR	7.750	Quarterly	09/19/2028	327,300	(1)	1,066	1,065	0	(89)
Pay	6-Month AUD-BBR-BBSW	4.000	Semi-Annual	03/15/2023	AUD 3,175,400	195,330	(11,984)	183,346	0	(1,241)
Pay	6-Month AUD-BBR-BBSW	4.250	Semi-Annual	03/15/2023	397,900	28,677	(4,191)	24,486	0	(154)
Pay	6-Month AUD-BBR-BBSW	4.250	Semi-Annual	12/11/2023	462,900	35,562	6,158	41,720	0	(497)
Pay	6-Month AUD-BBR-BBSW	3.250	Semi-Annual	12/17/2024	1,180,600	34,052	63,486	97,538	0	(2,788)
Pay	6-Month AUD-BBR-BBSW	3.500	Semi-Annual	06/17/2025	755,720	32,046	41,233	73,279	0	(2,244)
Pay	6-Month AUD-BBR-BBSW	2.750	Semi-Annual	06/17/2026	26,340	(126)	2,138	2,012	0	(108)
Pay	6-Month AUD-BBR-BBSW	3.000	Semi-Annual	03/21/2027	1,525,200	9,736	117,576	127,312	0	(6,939)
Receive	6-Month EUR-EURIBOR	0.330	Annual	03/18/2022	EUR 16,625,500	(36,276)	(1,531)	(37,807)	281	0
Receive	6-Month EUR-EURIBOR	0.300	Annual	06/17/2022	3,407,305	841	(8,078)	(7,237)	162	0
Receive	6-Month EUR-EURIBOR	0.453	Annual	12/29/2023	38,900	0	(28)	(28)	12	0
Receive	6-Month EUR-EURIBOR	0.425	Annual	06/28/2024	38,100	0	(34)	(34)	15	0
Receive	6-Month EUR-EURIBOR	0.395	Annual	12/30/2024	16,600	0	(16)	(16)	8	0
Receive	6-Month EUR-EURIBOR	0.260	Annual	03/18/2025	4,777,800	949	(32,853)	(31,904)	2,744	0
Receive	6-Month EUR-EURIBOR	0.150	Annual	06/17/2025	875,000	54	(10,534)	(10,480)	565	0
Receive	6-Month EUR-EURIBOR	0.363	Annual	06/30/2025	32,000	0	(31)	(31)	21	0
Receive	6-Month EUR-EURIBOR	0.135	Annual	07/24/2025	375,000	0	(4,623)	(4,623)	260	0
Receive	6-Month EUR-EURIBOR	0.155	Annual	07/27/2025	600,000	0	(6,643)	(6,643)	418	0
Receive	6-Month EUR-EURIBOR	0.230	Annual	07/29/2025	300,000	0	(1,984)	(1,984)	209	0
Receive	6-Month EUR-EURIBOR	0.329	Annual	12/30/2025	20,500	0	(19)	(19)	16	0
Receive	6-Month EUR-EURIBOR	0.294	Annual	06/30/2026	9,900	0	(9)	(9)	9	0
Pay	6-Month EUR-EURIBOR	0.650	Annual	02/18/2029	2,002,390	161,788	(17,730)	144,058	0	(3,210)
Pay	6-Month EUR-EURIBOR	0.650	Annual	02/26/2029	5,832,300	(10,230)	428,169	417,939	0	(9,374)
Pay	6-Month EUR-EURIBOR	0.650	Annual	03/04/2029	4,913,200	24,293	326,774	351,067	0	(7,922)
Pay	6-Month EUR-EURIBOR	0.050	Annual	02/05/2030	1,778,300	(1,949)	(1,415)	(3,364)	0	(2,950)
Pay	6-Month EUR-EURIBOR	0.050	Annual	02/13/2030	889,000	8,768	(10,747)	(1,979)	0	(1,478)
Receive	6-Month EUR-EURIBOR	0.150	Annual	03/18/2030	279,900	311	3,661	3,972	465	0

88	PIMCO INCOME FUND	See Accompanying Notes

March 31, 2021

Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
									Asset	Liability
Receive	6-Month EUR-EURIBOR	0.150%	Annual	06/17/2030	EUR 451,200	$(19,829)	$11,095	$(8,734)	$764	$0
Receive	6-Month EUR-EURIBOR	0.040	Annual	07/30/2030	120,000	0	(551)	(551)	204	0
Receive	6-Month EUR-EURIBOR	0.040	Annual	07/31/2030	120,000	0	(549)	(549)	204	0
Receive	6-Month EUR-EURIBOR	0.030	Annual	08/03/2030	120,000	0	(382)	(382)	205	0
Receive	6-Month EUR-EURIBOR	0.010	Annual	08/04/2030	120,000	0	(93)	(93)	204	0
Receive	6-Month EUR-EURIBOR	0.010	Annual	08/05/2030	120,000	0	(87)	(87)	204	0
Receive	6-Month EUR-EURIBOR	0.060	Annual	08/07/2030	120,000	0	(793)	(793)	205	0
Receive	6-Month EUR-EURIBOR	0.010	Annual	08/13/2030	120,000	0	(45)	(45)	205	0
Receive(6)	6-Month EUR-EURIBOR	0.250	Annual	06/16/2031	905,700	32,885	3,421	36,306	1,603	0
Receive(6)	6-Month EUR-EURIBOR	0.000	Annual	09/15/2031	1,231,700	19,208	(1,834)	17,374	2,261	0
Pay	6-Month EUR-EURIBOR	0.250	Annual	03/18/2050	87,300	8,105	(14,614)	(6,509)	0	(131)
Receive	6-Month EUR-EURIBOR	0.250	Annual	06/17/2050	626,000	(58,467)	103,016	44,549	933	0
Receive	6-Month EUR-EURIBOR	0.500	Annual	06/17/2050	2,557,071	10,675	(46,777)	(36,102)	4,106	0
Receive	6-Month JPY-LIBOR	0.000	Semi-Annual	09/20/2026	JPY 155,370,000	(15,085)	16,072	987	1,138	0
Receive	6-Month JPY-LIBOR	0.020	Semi-Annual	09/20/2028	275,310,000	1,870	13,849	15,719	3,584	0
Receive	6-Month JPY-LIBOR	0.000	Semi-Annual	03/15/2029	1,037,000,000	10,946	46,863	57,809	15,106	0
Pay	28-Day MXN-TIIE	4.440	Lunar	06/10/2021	MXN 3,000,000	0	49	49	2	0
Pay	28-Day MXN-TIIE	8.300	Lunar	08/26/2021	10,500,000	0	9,440	9,440	52	0
Pay	28-Day MXN-TIIE	4.375	Lunar	10/21/2021	4,300,000	0	(24)	(24)	2	0
Pay	28-Day MXN-TIIE	4.440	Lunar	11/03/2021	2,140,000	0	20	20	4	0
Pay	28-Day MXN-TIIE	4.345	Lunar	11/08/2021	2,100,000	0	(46)	(46)	4	0
Pay	28-Day MXN-TIIE	4.350	Lunar	11/08/2021	2,080,000	0	(42)	(42)	4	0
Receive	28-Day MXN-TIIE	4.278	Lunar	12/09/2021	855,000	0	49	49	0	(4)
Receive	28-Day MXN-TIIE	4.305	Lunar	12/09/2021	800,000	0	38	38	0	(4)
Receive	28-Day MXN-TIIE	4.310	Lunar	12/09/2021	3,405,000	201	(46)	155	0	(17)
Pay	28-Day MXN-TIIE	4.340	Lunar	12/09/2021	1,000,000	0	(34)	(34)	5	0
Receive	28-Day MXN-TIIE	4.378	Lunar	12/09/2021	2,400,000	0	47	47	0	(12)
Receive	28-Day MXN-TIIE	4.390	Lunar	12/09/2021	1,620,000	0	25	25	0	(8)
Receive	28-Day MXN-TIIE	4.430	Lunar	12/09/2021	1,600,000	0	0	0	0	(8)
Pay	28-Day MXN-TIIE	4.440	Lunar	12/09/2021	1,000,000	0	4	4	5	0
Receive	28-Day MXN-TIIE	4.505	Lunar	12/09/2021	785,000	0	(22)	(22)	0	(4)
Pay	28-Day MXN-TIIE	8.300	Lunar	02/10/2022	11,800,000	0	20,109	20,109	198	0
Receive	28-Day MXN-TIIE	6.580	Lunar	03/16/2022	6,000,000	0	(5,894)	(5,894)	0	(108)
Receive	28-Day MXN-TIIE	6.610	Lunar	03/16/2022	8,130,000	0	(8,105)	(8,105)	0	(147)
Receive	28-Day MXN-TIIE	6.620	Lunar	03/16/2022	2,960,000	0	(2,965)	(2,965)	0	(54)
Receive	28-Day MXN-TIIE	6.660	Lunar	03/16/2022	1,000,000	0	(1,021)	(1,021)	0	(18)
Pay	28-Day MXN-TIIE	6.150	Lunar	03/23/2022	1,600,000	0	1,225	1,225	29	0
Receive	28-Day MXN-TIIE	4.650	Lunar	05/10/2022	14,473,400	203	(359)	(156)	0	(315)
Receive	28-Day MXN-TIIE	4.825	Lunar	05/27/2022	1,476,400	0	(158)	(158)	0	(35)
Receive	28-Day MXN-TIIE	4.740	Lunar	06/03/2022	3,655,300	0	(172)	(172)	0	(89)
Pay	28-Day MXN-TIIE	4.355	Lunar	06/09/2022	533,000	0	(101)	(101)	13	0
Pay	28-Day MXN-TIIE	4.400	Lunar	06/09/2022	650,000	0	(106)	(106)	16	0
Receive	28-Day MXN-TIIE	4.580	Lunar	06/10/2022	3,754,900	0	216	216	0	(93)
Receive	28-Day MXN-TIIE	4.500	Lunar	06/22/2022	1,750,000	10	203	213	0	(45)
Receive	28-Day MXN-TIIE	4.558	Lunar	06/23/2022	570,000	0	45	45	0	(15)
Receive	28-Day MXN-TIIE	4.410	Lunar	06/29/2022	1,200,000	0	216	216	0	(31)
Pay	28-Day MXN-TIIE	4.490	Lunar	10/12/2022	600,000	0	(166)	(166)	20	0
Pay	28-Day MXN-TIIE	4.460	Lunar	10/13/2022	550,000	0	(161)	(161)	19	0
Pay	28-Day MXN-TIIE	4.555	Lunar	11/01/2022	575,000	0	(146)	(146)	21	0
Pay	28-Day MXN-TIIE	7.875	Lunar	12/16/2022	538,600	0	1,335	1,335	25	0
Pay	28-Day MXN-TIIE	7.865	Lunar	12/27/2022	936,700	0	2,290	2,290	44	0
Pay	28-Day MXN-TIIE	7.820	Lunar	02/06/2023	1,673,100	(345)	4,661	4,316	86	0
Pay	28-Day MXN-TIIE	8.185	Lunar	02/10/2023	44,600,000	0	129,366	129,366	2,349	0
Receive	28-Day MXN-TIIE	6.475	Lunar	02/20/2023	2,060,000	0	(2,712)	(2,712)	0	(105)
Pay	28-Day MXN-TIIE	4.470	Lunar	02/27/2023	2,040,000	0	(1,073)	(1,073)	98	0
Pay	28-Day MXN-TIIE	4.520	Lunar	02/27/2023	4,080,000	0	(1,960)	(1,960)	197	0
Pay	28-Day MXN-TIIE	4.550	Lunar	02/27/2023	19,244,300	556	(9,274)	(8,718)	928	0
Pay	28-Day MXN-TIIE	4.560	Lunar	02/27/2023	2,002,100	0	(889)	(889)	97	0
Pay	28-Day MXN-TIIE	4.565	Lunar	02/27/2023	2,040,000	0	(896)	(896)	98	0
Pay	28-Day MXN-TIIE	4.500	Lunar	03/03/2023	12,503,000	(47)	(6,190)	(6,237)	610	0
Receive	28-Day MXN-TIIE	4.430	Lunar	03/09/2023	940,000	0	543	543	0	(47)
Pay	28-Day MXN-TIIE	4.500	Lunar	03/09/2023	4,065,000	0	(2,079)	(2,079)	202	0
Pay	28-Day MXN-TIIE	4.600	Lunar	03/09/2023	547,000	0	(228)	(228)	27	0
Receive	28-Day MXN-TIIE	6.413	Lunar	03/09/2023	1,670,000	0	(2,172)	(2,172)	0	(89)
Receive	28-Day MXN-TIIE	6.420	Lunar	03/15/2023	5,235,000	0	(6,771)	(6,771)	0	(284)
Receive	28-Day MXN-TIIE	6.441	Lunar	03/15/2023	4,830,000	0	(6,345)	(6,345)	0	(262)
Receive	28-Day MXN-TIIE	6.498	Lunar	03/15/2023	2,000,000	0	(2,735)	(2,735)	0	(109)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2021	89

Consolidated Schedule of Investments PIMCO Income Fund (Cont.)

Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
									Asset	Liability
Receive	28-Day MXN-TIIE	6.520%	Lunar	03/15/2023	MXN 1,400,000	$0	$(1,943)	$(1,943)	$0	$(76)
Receive	28-Day MXN-TIIE	6.543	Lunar	03/15/2023	3,400,000	0	(4,792)	(4,792)	0	(185)
Receive	28-Day MXN-TIIE	6.562	Lunar	03/15/2023	4,485,000	0	(6,405)	(6,405)	0	(244)
Receive	28-Day MXN-TIIE	6.590	Lunar	03/15/2023	2,060,000	0	(2,996)	(2,996)	0	(112)
Receive	28-Day MXN-TIIE	6.595	Lunar	03/15/2023	3,010,000	0	(4,392)	(4,392)	0	(164)
Pay	28-Day MXN-TIIE	6.960	Lunar	03/17/2023	4,350,000	0	7,828	7,828	242	0
Pay	28-Day MXN-TIIE	6.270	Lunar	03/21/2023	1,000,000	0	1,137	1,137	55	0
Pay	28-Day MXN-TIIE	6.360	Lunar	03/22/2023	100,000	0	122	122	6	0
Pay	28-Day MXN-TIIE	6.280	Lunar	03/23/2023	3,335,000	0	3,808	3,808	184	0
Pay	28-Day MXN-TIIE	6.022	Lunar	03/24/2023	5,800,000	9,382	(4,188)	5,194	318	0
Pay	28-Day MXN-TIIE	5.930	Lunar	03/27/2023	1,915,000	0	1,535	1,535	106	0
Pay	28-Day MXN-TIIE	5.860	Lunar	03/29/2023	950,000	0	694	694	53	0
Pay	28-Day MXN-TIIE	5.730	Lunar	04/03/2023	1,320,000	0	859	859	74	0
Pay	28-Day MXN-TIIE	5.790	Lunar	04/04/2023	1,350,000	0	956	956	76	0
Pay	28-Day MXN-TIIE	4.660	Lunar	10/11/2023	755,000	0	(588)	(588)	60	0
Receive	28-Day MXN-TIIE	4.565	Lunar	12/07/2023	355,000	0	359	359	0	(30)
Receive	28-Day MXN-TIIE	4.570	Lunar	12/07/2023	350,000	0	352	352	0	(30)
Receive	28-Day MXN-TIIE	6.380	Lunar	02/15/2024	1,320,000	0	(1,671)	(1,671)	0	(128)
Receive	28-Day MXN-TIIE	6.405	Lunar	02/16/2024	2,640,000	(6,398)	2,975	(3,423)	0	(256)
Receive	28-Day MXN-TIIE	6.410	Lunar	02/16/2024	2,100,000	0	(2,737)	(2,737)	0	(204)
Pay	28-Day MXN-TIIE	7.170	Lunar	03/15/2024	4,450,000	16,135	(5,697)	10,438	455	0
Pay	28-Day MXN-TIIE	6.620	Lunar	03/19/2024	1,450,000	0	2,281	2,281	147	0
Pay	28-Day MXN-TIIE	6.670	Lunar	03/20/2024	1,600,000	0	2,622	2,622	163	0
Pay	28-Day MXN-TIIE	6.011	Lunar	04/01/2024	3,000,000	0	2,273	2,273	305	0
Receive	28-Day MXN-TIIE	4.720	Lunar	07/31/2024	2,460,000	0	3,342	3,342	0	(264)
Pay	28-Day MXN-TIIE	4.805	Lunar	09/05/2024	590,000	0	(777)	(777)	64	0
Receive	28-Day MXN-TIIE	6.377	Lunar	09/05/2024	1,180,000	0	(1,360)	(1,360)	0	(133)
Pay	28-Day MXN-TIIE	6.660	Lunar	09/05/2024	700,000	0	1,118	1,118	79	0
Pay	28-Day MXN-TIIE	6.730	Lunar	09/05/2024	1,870,000	0	3,192	3,192	212	0
Pay	28-Day MXN-TIIE	4.865	Lunar	10/09/2024	580,000	0	(758)	(758)	63	0
Pay	28-Day MXN-TIIE	4.840	Lunar	10/14/2024	1,140,000	0	(1,529)	(1,529)	123	0
Receive	28-Day MXN-TIIE	4.715	Lunar	12/05/2024	555,000	0	929	929	0	(59)
Pay	28-Day MXN-TIIE	8.240	Lunar	02/10/2025	6,500,000	0	28,256	28,256	764	0
Receive	28-Day MXN-TIIE	6.388	Lunar	02/12/2025	1,070,000	0	(1,163)	(1,163)	0	(119)
Receive	28-Day MXN-TIIE	6.393	Lunar	02/12/2025	1,070,000	0	(1,171)	(1,171)	0	(119)
Receive	28-Day MXN-TIIE	6.395	Lunar	02/12/2025	1,075,000	0	(1,181)	(1,181)	0	(120)
Receive	28-Day MXN-TIIE	6.408	Lunar	02/12/2025	1,530,000	0	(1,715)	(1,715)	0	(171)
Receive	28-Day MXN-TIIE	6.623	Lunar	03/12/2025	1,750,000	0	(2,600)	(2,600)	0	(196)
Pay	28-Day MXN-TIIE	5.120	Lunar	05/06/2025	1,861,100	(125)	(2,326)	(2,451)	198	0
Pay	28-Day MXN-TIIE	5.280	Lunar	05/23/2025	628,900	0	(654)	(654)	67	0
Pay	28-Day MXN-TIIE	5.280	Lunar	05/30/2025	1,560,100	0	(1,657)	(1,657)	166	0
Pay	28-Day MXN-TIIE	5.160	Lunar	06/06/2025	1,604,600	0	(2,103)	(2,103)	170	0
Pay	28-Day MXN-TIIE	5.065	Lunar	10/08/2025	470,000	0	(834)	(834)	49	0
Pay	28-Day MXN-TIIE	8.410	Lunar	02/05/2026	8,240,000	39,077	3,366	42,443	936	0
Pay	28-Day MXN-TIIE	8.375	Lunar	02/08/2027	20,000,000	175,541	(68,308)	107,233	2,071	0
Pay	28-Day MXN-TIIE	5.535	Lunar	05/04/2027	3,177,000	897	(6,978)	(6,081)	281	0
Receive	28-Day MXN-TIIE	7.984	Lunar	12/10/2027	1,364,100	(13)	(6,068)	(6,081)	0	(126)
Receive	28-Day MXN-TIIE	6.500	Lunar	12/21/2027	8,700,000	(34,161)	31,756	(2,405)	0	(738)
Receive	28-Day MXN-TIIE	7.990	Lunar	12/21/2027	25,700	0	(114)	(114)	0	(2)
Receive	28-Day MXN-TIIE	7.800	Lunar	12/28/2027	622,900	0	(2,403)	(2,403)	0	(56)
Receive	28-Day MXN-TIIE	7.910	Lunar	12/30/2027	31,300	0	(134)	(134)	0	(3)
Receive	28-Day MXN-TIIE	8.030	Lunar	01/31/2028	799,900	6	(3,696)	(3,690)	0	(72)
Receive	28-Day MXN-TIIE	8.050	Lunar	01/31/2028	606,400	154	(2,986)	(2,832)	0	(55)
Pay	28-Day MXN-TIIE	8.780	Lunar	01/30/2034	1,750,000	0	12,587	12,587	31	0
Receive	28-Day MXN-TIIE	7.380	Lunar	08/14/2037	64,600	255	(257)	(2)	0	(5)
Receive	28-Day MXN-TIIE	8.103	Lunar	01/04/2038	1,486,300	(13,284)	8,011	(5,273)	0	(95)

						$829,680	$2,983,921	$3,813,601	$118,248	$(66,316)

Total Swap Agreements						$1,218,833	$3,052,824	$4,271,657	$139,080	$(66,421)

90	PIMCO INCOME FUND	See Accompanying Notes

March 31, 2021

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of March 31, 2021:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset(7)			Market Value	Variation Margin Liability
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements	Total
Total Exchange-Traded or Centrally Cleared	$0	$81,676	$142,455	$224,131	$(1,034)	$(10,509)	$(66,421)	$(77,964)

(o)

Securities with an aggregate market value of $3,266,437 and cash of $33,239 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2021.

(1)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(6)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.
(7)	Unsettled variation margin asset of $3,375 for closed swap agreements is outstanding at period end.

(p)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
BOA	04/2021		BRL	153,140	$		26,966	$51	$(293)
	04/2021		CAD	8,183			6,487	0	(25)
	04/2021		DKK	83,480			13,265	104	0
	04/2021	$		27,503		BRL	153,140	0	(296)
	04/2021			12,980		DKK	79,397	0	(463)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2021	91

Consolidated Schedule of Investments PIMCO Income Fund (Cont.)

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
	04/2021	$		1,389,686		EUR	1,183,126	$0	$(2,205)
	04/2021			12,945		GBP	9,281	0	(151)
	04/2021			2,597		JPY	275,500	0	(109)
	04/2021			40,943		RUB	3,133,944	422	0
	04/2021			53,383		TRY	401,886	2	(5,217)
	04/2021		ZAR	679,524	$		44,603	0	(1,414)
	05/2021		EUR	1,171,785			1,377,102	2,152	0
	05/2021		SEK	774,115			93,345	4,674	0
	05/2021	$		2,977		BRL	16,488	0	(52)
	05/2021			166,762		MXN	3,500,000	3,956	0
	05/2021			377,273		NOK	3,193,460	0	(3,904)
	05/2021			104,919		RUB	7,839,644	0	(1,784)
	05/2021			583,078		SEK	4,841,525	0	(28,503)
	05/2021			29,317		TRY	213,934	0	(4,165)
	05/2021			189,243		ZAR	2,812,861	225	0
	06/2021		CNH	350,624	$		53,469	341	0
	06/2021		MXN	3,000,000			130,028	0	(15,708)
	06/2021	$		13,327		IDR	195,350,397	0	(50)
	06/2021			621,260		INR	45,835,624	0	(1,927)
	06/2021			51,272		RUB	3,871,456	0	(554)
	06/2021			48,908		TRY	384,366	0	(4,490)
	06/2021			10,519		ZAR	162,292	375	0
	06/2021		ZAR	460,442	$		29,584	0	(1,322)
	07/2021	$		13,284		DKK	83,480	0	(104)
	02/2022			5,933		ZAR	91,133	0	(3)
	02/2022		ZAR	83,192	$		5,187	0	(222)
BPS	04/2021		CAD	234,027			185,550	0	(679)
	04/2021		GBP	63,979			88,889	687	0
	04/2021	$		204,474		AUD	258,180	0	(8,372)
	04/2021			33,540		EUR	28,149	0	(529)
	04/2021			101,163		GBP	72,460	0	(1,269)
	04/2021			187,011		MXN	3,800,201	0	(1,252)
	04/2021			182,446		TRY	1,381,837	3	(17,741)
	05/2021		NOK	915,090	$		108,385	1,396	0
	05/2021	$		185,558		CAD	234,027	678	0
	05/2021			82,412		TRY	602,982	0	(11,767)
	05/2021			22,085		ZAR	328,065	28	0
	06/2021		IDR	58,786,336	$		4,031	35	0
	06/2021	$		10,000		CLP	7,152,123	0	(68)
	06/2021			102,808		IDR	1,501,974,291	0	(726)
	06/2021			240,626		INR	17,888,376	1,082	0
	06/2021			201,677		MXN	4,262,463	6,078	(647)
	08/2021		PEN	89,506	$		24,246	350	0
	08/2021	$		296,010		MXN	6,313,306	8,740	0
	02/2022			94,486		ZAR	1,504,478	3,407	0
BRC	04/2021		BRL	2,889,936	$		507,987	0	(5,447)
	04/2021		CHF	152			166	6	0
	04/2021		GBP	455,181			634,629	7,114	0
	04/2021		JPY	12,693,000			116,422	1,781	0
	04/2021	$		507,247		BRL	2,889,936	6,187	0
	04/2021			3,588,805		GBP	2,607,448	5,981	(148)
	05/2021		GBP	2,590,691	$		3,565,904	0	(5,971)
	05/2021		SEK	5,621,015			657,740	13,878	0
	05/2021	$		507,304		BRL	2,889,936	5,243	0
	05/2021			107,932		MXN	2,202,000	0	(526)
	05/2021			15,150		RUB	1,130,835	0	(274)
	06/2021			50,000		IDR	731,201,985	0	(306)
	06/2021			48,490		TRY	380,143	0	(4,708)
BSH	10/2021		BRL	6,595,000	$		1,207,480	54,848	0

92	PIMCO INCOME FUND	See Accompanying Notes

March 31, 2021

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
CBK	04/2021		BRL	1,680,860	$		290,234	$0	$(8,392)
	04/2021		CAD	147,611			117,200	0	(262)
	04/2021		DKK	64,728			10,250	45	0
	04/2021		MXN	2,000,000			98,187	424	0
	04/2021		PEN	276,200			75,607	1,903	(77)
	04/2021	$		7,217		AUD	9,318	0	(140)
	04/2021			296,636		BRL	1,680,860	3,216	(1,226)
	04/2021			646,856		CAD	806,995	0	(4,685)
	04/2021			8,933		DKK	54,581	0	(328)
	04/2021			1,277,775		EUR	1,089,124	0	(533)
	04/2021			25,873		JPY	2,760,300	0	(942)
	04/2021			242,089		MXN	5,001,672	2,400	0
	04/2021			74,243		PEN	276,200	2	(464)
	04/2021			44,981		TRY	365,783	0	(1,071)
	04/2021			4,987		ZAR	73,421	0	(15)
	05/2021		EUR	1,089,124	$		1,278,482	525	0
	05/2021		MXN	1,446,247			70,226	0	(317)
	05/2021		PEN	647,410			178,548	5,608	0
	05/2021	$		289,826		BRL	1,680,860	8,285	0
	05/2021			117,206		CAD	147,611	261	0
	05/2021			11,597		JPY	1,281,900	0	(16)
	05/2021			158,969		MXN	3,482,612	10,901	0
	05/2021			48,911		RUB	3,661,469	0	(743)
	05/2021			302,150		SEK	2,519,004	0	(13,610)
	06/2021		INR	5,344,650	$		71,953	0	(264)
	06/2021		PEN	2,223,853			604,381	10,509	0
	06/2021	$		158,269		CLP	113,857,254	182	(341)
	06/2021			225,278		CNH	1,475,245	0	(1,745)
	06/2021			116		HKD	900	0	0
	06/2021			342,141		MXN	7,133,527	6,440	(1,973)
	06/2021			170,338		RUB	12,709,072	0	(3,840)
	06/2021			19,448		ZAR	289,340	0	(26)
	06/2021		ZAR	358,845	$		23,131	0	(956)
	07/2021	$		120,523		CLP	86,216,575	0	(781)
	07/2021			10,265		DKK	64,728	0	(46)
	08/2021		PEN	172,738	$		47,235	1,121	0
	09/2021			312,687			84,607	1,147	(2)
	12/2021			152,447			40,789	120	0
	12/2021	$		70,287		INR	5,344,650	263	0
	02/2022		ZAR	293,092	$		18,526	23	(556)
DUB	04/2021		BRL	974,146			170,984	0	(2,085)
	04/2021	$		179,467		BRL	974,146	0	(6,398)
	06/2021		PEN	9,350	$		2,522	25	0
	06/2021	$		71,824		MXN	1,555,619	3,745	0
FBF	04/2021			20,515		TRY	158,404	0	(1,331)
	06/2021			12,499			94,781	0	(1,642)
GLM	04/2021		AUD	829,765	$		632,929	2,676	0
	04/2021		CAD	422,597			335,455	0	(830)
	04/2021		GBP	645,906			902,783	12,335	0
	04/2021		PEN	46,459			12,707	296	0
	04/2021		TRY	1,172			156	16	0
	04/2021	$		97,087		AUD	121,462	0	(4,830)
	04/2021			1,232,695		EUR	1,050,412	0	(852)
	04/2021			3,721		MXN	79,293	155	0
	04/2021			12,371		PEN	46,459	40	0
	04/2021			128,316		RUB	9,678,278	165	(737)
	04/2021			29,915		TRY	238,525	0	(1,234)
	05/2021		EUR	1,050,412	$		1,233,380	847	0
	05/2021		PEN	57,591			15,501	117	0

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2021	93

Consolidated Schedule of Investments PIMCO Income Fund (Cont.)

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
	05/2021	$		633,002		AUD	829,765	$0	$(2,653)
	05/2021			335,471		CAD	422,597	825	0
	05/2021			22,358		MXN	480,942	1,059	0
	05/2021			69,181		RUB	5,154,157	0	(1,375)
	05/2021			28,605		TRY	209,093	0	(4,213)
	05/2021		ZAR	1,693,396	$		110,419	0	(3,721)
	06/2021		CNH	141,505			21,478	37	0
	06/2021		IDR	53,400,000			3,646	17	0
	06/2021		PEN	27,373			7,409	99	0
	06/2021	$		51,615		ZAR	763,075	0	(394)
HUS	04/2021		BRL	2,802,745	$		491,943	0	(6,000)
	04/2021		EUR	90,082			109,072	3,430	0
	04/2021		GBP	6,260,838			8,715,285	84,073	0
	04/2021		MXN	1,198,503			57,833	0	(752)
	04/2021		PEN	154,668			42,008	692	0
	04/2021	$		1,752		AUD	2,267	0	(30)
	04/2021			510,820		BRL	2,802,745	0	(12,877)
	04/2021			4,680		CAD	5,880	29	(30)
	04/2021			4,138		DKK	25,325	0	(146)
	04/2021			135,143		EUR	113,552	0	(1,978)
	04/2021			1,179,653		GBP	855,975	693	(295)
	04/2021			5,344		MXN	111,457	104	0
	04/2021			2,378		NZD	3,276	0	(90)
	04/2021			11,446		PEN	42,988	37	0
	04/2021			16,362		TRY	117,089	0	(2,421)
	05/2021		GBP	832,253	$		1,146,760	0	(696)
	05/2021		MXN	2,500,000			107,884	0	(13,843)
	05/2021		PEN	155,363			42,299	801	0
	05/2021	$		6,981		GBP	5,062	0	(2)
	05/2021			239,914		MXN	5,155,825	11,133	0
	05/2021			158,547		RUB	11,859,570	0	(2,527)
	05/2021			27,194		TRY	200,078	0	(3,656)
	05/2021		ZAR	319,739	$		21,816	293	0
	06/2021		PEN	214,820			57,969	604	0
	06/2021	$		190,314		CNH	1,246,548	0	(1,434)
	06/2021			923,213		IDR	13,516,249,375	828	(5,365)
	06/2021			6,302		INR	466,214	0	(3)
	06/2021			555,681		MXN	11,529,624	9,714	(5,026)
	06/2021			58,121		RUB	4,324,194	0	(1,471)
	06/2021			27,000		TRY	197,909	0	(4,016)
	06/2021			173,885		ZAR	2,621,866	2,106	0
	02/2022			7,946			122,730	42	(4)
IND	04/2021		BRL	1,128,489	$		197,461	0	(3,029)
	04/2021		MXN	979,000			45,376	0	(2,479)
	04/2021	$		198,074		BRL	1,128,489	2,416	0
	04/2021			61,793		MXN	1,265,369	60	0
	04/2021			79,769		ZAR	1,185,241	528	(32)
	05/2021			197,197		BRL	1,128,489	2,948	0
	06/2021			3,604		ZAR	54,722	69	0
	02/2022			16,387			251,908	0	(10)
	02/2022		ZAR	1,231,861	$		79,769	64	(450)
JPM	04/2021		BRL	2,169,099			380,724	0	(4,644)
	04/2021		DKK	72,163			11,429	52	0
	04/2021		EUR	3,622,372			4,392,368	144,324	0
	04/2021		GBP	469,740			656,154	8,568	0
	04/2021		MXN	130,642			6,258	0	(128)
	04/2021	$		399,981		BRL	2,169,099	0	(14,614)
	04/2021			27,760		EUR	23,634	0	(44)
	04/2021			5,585,075		GBP	4,059,437	11,279	0

94	PIMCO INCOME FUND	See Accompanying Notes

March 31, 2021

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
	04/2021	$		17,833		MXN	367,607	$137	$0
	04/2021			311,432		TRY	2,327,050	203	(32,265)
	04/2021			6,301		ZAR	92,639	0	(28)
	05/2021		GBP	4,059,437	$		5,585,611	0	(11,275)
	05/2021	$		398,518		MXN	8,532,874	16,955	0
	05/2021			23,622		SEK	196,000	0	(1,171)
	05/2021			26,881		TRY	202,274	0	(3,256)
	06/2021		INR	5,324,825	$		72,270	320	0
	06/2021	$		82,176		CLP	59,926,052	1,049	(7)
	06/2021			32,000		IDR	465,919,083	0	(335)
	06/2021			320,054		MXN	6,677,295	4,320	0
	06/2021			33,667		RUB	2,497,971	0	(941)
	06/2021			160,893		TRY	1,227,521	0	(20,072)
	06/2021			18,187		ZAR	277,947	470	0
	06/2021		ZAR	806,497	$		52,174	0	(1,962)
	07/2021	$		11,446		DKK	72,163	0	(52)
	10/2021		BRL	4,131,000	$		752,826	30,836	0
	12/2021	$		70,593		INR	5,324,825	0	(305)
	02/2022		ZAR	36,404	$		2,384	15	0
MYI	04/2021		GBP	455,181			634,746	7,232	0
	04/2021		MXN	1,198,082			57,283	0	(1,281)
	04/2021	$		272,566		AUD	344,060	0	(11,234)
	04/2021			3,160		EUR	2,656	0	(46)
	04/2021			1,610,455		GBP	1,169,061	1,426	(210)
	04/2021			162,200		JPY	17,877,415	0	(733)
	04/2021			16,275		TRY	134,717	0	(91)
	04/2021			443		ZAR	6,511	0	(2)
	05/2021		GBP	1,151,075	$		1,585,594	0	(1,432)
	05/2021		JPY	17,651,315			160,183	714	0
	05/2021		NOK	2,128,895			250,380	1,477	0
	05/2021		SEK	1,921,495			231,945	11,847	0
	05/2021	$		656,603		NOK	5,553,085	0	(7,355)
	06/2021		CNH	170,227	$		25,917	124	0
	06/2021	$		871		TRY	6,821	0	(84)
RBC	04/2021			1,527		CAD	1,917	0	(2)
	05/2021		ZAR	1,127,791	$		76,636	718	0
RYL	04/2021	$		12,069		TRY	100,344	0	(15)
	04/2021			17,391		ZAR	257,696	92	(32)
	05/2021			26,326		MXN	565,638	1,215	0
	05/2021			1,930		TRY	14,190	0	(253)
	06/2021		ZAR	87,943	$		5,742	0	(161)
	02/2022			267,795			17,391	50	(84)
SCX	04/2021		BRL	1,425,000			250,119	0	(3,051)
	04/2021		CAD	7,369			5,815	0	(49)
	04/2021		GBP	958,379			1,352,706	31,482	0
	04/2021	$		75,240		AUD	94,479	0	(3,478)
	04/2021			262,942		BRL	1,425,000	0	(9,773)
	04/2021			10,875		GBP	7,894	20	(12)
	04/2021			63,665		TRY	489,802	0	(5,149)
	05/2021		GBP	7,035	$		9,679	0	(20)
	05/2021	$		93,511		TRY	688,421	0	(12,499)
	06/2021		INR	3,986,647	$		54,270	402	0
	06/2021		PEN	243,791			65,923	821	0
	06/2021	$		131,727		IDR	1,911,048,126	0	(1,838)
	06/2021			132,567		INR	9,789,057	14	(311)
	06/2021			8,627		RUB	633,430	0	(328)
	06/2021			26,000		TRY	205,230	0	(2,264)
	06/2021			62,330		ZAR	929,535	65	0
	06/2021		ZAR	1,121,620	$		72,625	0	(2,663)
	12/2021		PEN	28,697			7,733	77	0

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2021	95

Consolidated Schedule of Investments PIMCO Income Fund (Cont.)

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
	12/2021	$		53,028		INR	3,986,647	$0	$(404)
SOG	04/2021		EUR	1,159,637	$		1,408,775	48,841	0
	04/2021		JPY	8,220,215			77,809	3,565	0
	04/2021	$		2,970		TRY	21,961	0	(365)
SSB	04/2021		BRL	1,986,830	$		344,936	0	(8,049)
	04/2021		GBP	99,152			138,112	1,420	0
	04/2021	$		348,732		BRL	1,986,830	4,253	0
	04/2021			4,009		CAD	4,995	0	(34)
	04/2021			11,743		MXN	243,835	176	0
	05/2021			344,441		BRL	1,986,830	7,936	0
	05/2021			87,546		SEK	730,306	0	(3,893)
TOR	04/2021		CAD	110,362	$		87,181	0	(639)
	04/2021	$		87,808		CAD	110,362	12	0
	04/2021			3,281		TRY	27,348	0	(5)
	04/2021			3,782		ZAR	55,733	0	(8)
	05/2021		CAD	110,362	$		87,812	0	(12)
	06/2021	$		110,677		TRY	839,306	0	(14,271)
	02/2022		ZAR	57,904	$		3,782	14	0
UAG	04/2021		MXN	503,696			24,623	1	0
	04/2021	$		10,005		DKK	61,068	0	(377)
	04/2021			6,685		EUR	5,620	0	(94)
	04/2021			289,408		RUB	22,070,761	1,905	0
	04/2021			41,451		TRY	327,466	0	(2,257)
	04/2021			1,820		ZAR	26,913	3	0
	04/2021		ZAR	1,018,631	$		67,572	0	(1,409)
	05/2021	$		70,136		RUB	5,237,309	0	(1,236)
	05/2021			99,095		TRY	730,315	0	(13,016)
	06/2021			145,357		RUB	10,846,861	0	(3,255)
	06/2021			52,863		TRY	411,115	0	(5,471)
	06/2021			1,484		ZAR	22,454	23	0

Total Forward Foreign Currency Contracts								$670,770	$(488,043)

PURCHASED OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/ Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Cost	Market Value
BOA	Call - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.000%	06/13/2022	75,000	$7,800	$550
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.000	06/13/2022	75,000	7,800	22,872
	Call - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	0.975	06/15/2022	48,900	5,314	343
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	0.975	06/15/2022	48,900	5,314	15,175
	Call - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.025	06/20/2022	75,000	8,237	593
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.025	06/20/2022	75,000	8,238	22,511
DUB	Call - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.035	06/24/2022	48,500	5,327	398
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.035	06/24/2022	48,500	5,327	14,472

96	PIMCO INCOME FUND	See Accompanying Notes

March 31, 2021

Counterparty	Description	Floating Rate Index	Pay/ Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Cost	Market Value
MYC	Call - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	0.975%	06/15/2022	48,900	$5,281	$343
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	0.975	06/15/2022	48,900	5,281	15,175

Total Purchased Options							$63,919	$92,432

WRITTEN OPTIONS:

CREDIT DEFAULT SWAPTIONS ON CREDIT INDICES

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
BOA	Put - OTC CDX.HY-36 5-Year Index	Sell	100.000%	06/16/2021	52,600	$(184)	$(153)
	Call - OTC CDX.IG-35 5-Year Index	Buy	0.450	04/21/2021	303,900	(137)	(40)
	Put - OTC CDX.IG-35 5-Year Index	Sell	0.800	05/19/2021	287,900	(259)	(50)
	Put - OTC CDX.IG-35 5-Year Index	Sell	0.850	05/19/2021	303,900	(365)	(45)
	Put - OTC CDX.IG-35 5-Year Index	Sell	0.900	05/19/2021	578,300	(633)	(73)
	Put - OTC CDX.IG-35 5-Year Index	Sell	1.050	05/19/2021	72,400	(63)	(6)
	Put - OTC CDX.IG-35 5-Year Index	Sell	0.800	06/16/2021	340,600	(344)	(124)
	Put - OTC CDX.IG-35 5-Year Index	Sell	0.900	06/16/2021	206,800	(217)	(53)
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.750	04/21/2021	140,800	(196)	(11)
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.800	04/21/2021	140,800	(170)	(10)
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.800	06/16/2021	98,700	(104)	(41)
BPS	Put - OTC CDX.HY-35 5-Year Index	Sell	100.000	07/21/2021	42,200	(262)	(165)
	Call - OTC CDX.IG-35 5-Year Index	Buy	0.450	04/21/2021	628,200	(385)	(84)
	Put - OTC CDX.IG-35 5-Year Index	Sell	0.800	04/21/2021	290,000	(261)	(17)
	Put - OTC CDX.IG-35 5-Year Index	Sell	0.850	04/21/2021	596,200	(528)	(31)
	Put - OTC CDX.IG-35 5-Year Index	Sell	0.950	04/21/2021	322,300	(274)	(13)
	Put - OTC CDX.IG-35 5-Year Index	Sell	1.000	04/21/2021	86,700	(100)	(3)
	Put - OTC CDX.IG-35 5-Year Index	Sell	0.900	05/19/2021	288,100	(295)	(37)
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.800	04/21/2021	463,200	(562)	(34)
	Call - OTC iTraxx Europe 34 5-Year Index	Buy	0.400	05/19/2021	158,000	(67)	(44)
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.700	05/19/2021	158,000	(144)	(45)
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.750	05/19/2021	144,100	(140)	(35)
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.800	05/19/2021	151,800	(165)	(31)
BRC	Call - OTC iTraxx Europe 34 5-Year Index	Buy	0.375	04/21/2021	440,900	(225)	(4)
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.750	04/21/2021	724,800	(1,124)	(59)
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.800	04/21/2021	1,146,000	(1,575)	(84)
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.750	05/19/2021	181,600	(194)	(44)
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.800	05/19/2021	291,400	(366)	(60)
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.900	05/19/2021	99,600	(121)	(16)
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.800	06/16/2021	365,400	(390)	(150)
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.850	06/16/2021	215,800	(222)	(78)
	Call - OTC iTraxx Europe 34 5-Year Index	Buy	0.400	07/21/2021	306,500	(170)	(189)
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.750	07/21/2021	306,500	(403)	(255)
CBK	Put - OTC CDX.IG-35 5-Year Index	Sell	0.800	05/19/2021	292,900	(275)	(51)
DBL	Call - OTC CDX.IG-35 5-Year Index	Buy	0.450	04/21/2021	152,800	(103)	(20)
DUB	Put - OTC CDX.IG-35 5-Year Index	Sell	1.000	04/21/2021	86,700	(101)	(3)
	Put - OTC CDX.IG-35 5-Year Index	Sell	0.900	06/16/2021	103,300	(108)	(27)
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.750	04/21/2021	284,400	(319)	(23)
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.750	05/19/2021	83,200	(82)	(20)
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.800	05/19/2021	140,200	(213)	(29)
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.850	06/16/2021	102,300	(110)	(37)
FBF	Put - OTC CDX.HY-35 5-Year Index	Sell	100.000	06/16/2021	42,200	(167)	(93)
	Put - OTC CDX.IG-35 5-Year Index	Sell	0.800	04/21/2021	305,100	(439)	(18)
	Call - OTC CDX.IG-35 5-Year Index	Buy	0.450	06/16/2021	205,800	(93)	(107)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2021	97

Consolidated Schedule of Investments PIMCO Income Fund (Cont.)

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
	Put - OTC CDX.IG-35 5-Year Index	Sell	0.800%	06/16/2021	205,800	$(206)	$(75)
	Put - OTC CDX.IG-36 5-Year Index	Sell	0.850	06/16/2021	195,400	(201)	(97)
GST	Put - OTC CDX.HY-35 5-Year Index	Sell	102.000	06/16/2021	42,100	(181)	(125)
	Call - OTC CDX.IG-35 5-Year Index	Buy	0.450	04/21/2021	376,100	(188)	(50)
	Put - OTC CDX.IG-35 5-Year Index	Sell	0.800	04/21/2021	145,300	(152)	(9)
	Put - OTC CDX.IG-35 5-Year Index	Sell	0.850	04/21/2021	710,100	(797)	(37)
	Put - OTC CDX.IG-35 5-Year Index	Sell	0.900	05/19/2021	290,000	(304)	(37)
	Put - OTC CDX.IG-35 5-Year Index	Sell	0.950	05/19/2021	299,100	(362)	(33)
	Put - OTC CDX.IG-35 5-Year Index	Sell	1.050	05/19/2021	145,300	(127)	(13)
	Put - OTC CDX.IG-36 5-Year Index	Sell	0.850	06/16/2021	195,400	(182)	(97)
	Put - OTC CDX.IG-36 5-Year Index	Sell	0.900	07/21/2021	203,200	(262)	(157)
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.800	05/19/2021	171,800	(176)	(36)
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.800	06/16/2021	280,300	(304)	(115)
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.850	06/16/2021	102,300	(110)	(37)
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.750	07/21/2021	171,100	(226)	(142)
JPM	Put - OTC CDX.HY-35 5-Year Index	Sell	103.000	05/19/2021	66,900	(301)	(119)
	Put - OTC CDX.IG-35 5-Year Index	Sell	0.900	05/19/2021	291,200	(317)	(37)
	Put - OTC CDX.IG-36 5-Year Index	Sell	0.900	07/21/2021	115,800	(149)	(90)
MYC	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.750	04/21/2021	427,900	(552)	(35)
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.900	05/19/2021	99,700	(121)	(16)

						$(17,873)	$(3,869)

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
BOA	Put - OTC USD versus CNH	CNH	6.380	05/20/2021	153,542	$(585)	$(52)
	Call - OTC USD versus CNH		6.650	05/20/2021	153,542	(582)	(634)
SCX	Put - OTC USD versus CNH		6.310	04/07/2021	116,515	(450)	0
	Call - OTC USD versus CNH		6.610	04/07/2021	116,515	(552)	(76)

						$(2,169)	$(762)

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/ Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
BOA	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	0.865%	04/19/2021	297,600	$(265)	$(136)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.145	04/19/2021	297,600	(536)	(509)
BPS	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.575	04/26/2021	289,900	(855)	(431)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.915	04/26/2021	289,900	(855)	(1,405)
CBK	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.450	04/12/2021	113,200	(374)	(5)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.770	04/12/2021	113,200	(374)	(819)
GLM	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	0.840	04/19/2021	328,800	(504)	(98)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.120	04/19/2021	328,800	(503)	(743)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.450	04/12/2021	65,800	(222)	(3)

98	PIMCO INCOME FUND	See Accompanying Notes

March 31, 2021

Counterparty	Description	Floating Rate Index	Pay/ Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.770%	04/12/2021	65,800	$(222)	$(476)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.630	04/30/2021	158,650	(595)	(472)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.950	04/30/2021	158,650	(595)	(779)
MYC	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.410	04/06/2021	307,600	(1,006)	0
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.750	04/06/2021	307,600	(1,006)	(2,007)

							$(7,912)	$(7,883)

OPTIONS ON SECURITIES

Counterparty	Description	Strike Price	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
FAR	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 04/01/2051	$101.844	04/07/2021	72,500	$(227)	$(1,496)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 05/01/2051	99.547	05/06/2021	92,000	(589)	(675)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 05/01/2051	101.547	05/06/2021	144,000	(731)	(553)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 05/01/2051	102.250	05/06/2021	91,000	(391)	(508)
GSC	Put - OTC Fannie Mae, TBA 3.000% due 06/01/2051	103.758	06/07/2021	21,750	(92)	(74)
	Put - OTC Fannie Mae, TBA 3.000% due 06/01/2051	103.895	06/07/2021	21,000	(86)	(78)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 04/01/2051	102.828	04/07/2021	11,000	(56)	0
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 05/01/2051	102.117	05/06/2021	60,000	(270)	(311)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 06/01/2051	101.172	06/07/2021	179,000	(1,063)	(1,041)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 06/01/2051	101.512	06/07/2021	60,500	(336)	(393)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 06/01/2051	101.586	06/07/2021	60,000	(368)	(399)
JPM	Put - OTC Fannie Mae, TBA 3.000% due 06/01/2051	103.742	06/07/2021	21,750	(88)	(73)
	Put - OTC Fannie Mae, TBA 3.000% due 06/01/2051	103.875	06/07/2021	25,300	(94)	(93)
	Put - OTC Fannie Mae, TBA 3.000% due 06/01/2051	104.047	06/07/2021	25,500	(98)	(107)
	Put - OTC Ginnie Mae, TBA 2.000% due 05/01/2051	100.047	05/13/2021	80,000	(475)	(493)
	Put - OTC Ginnie Mae, TBA 2.500% due 04/01/2051	103.781	04/14/2021	130,000	(310)	(958)
	Put - OTC Ginnie Mae, TBA 2.500% due 04/01/2051	104.125	04/14/2021	53,400	(138)	(539)
	Put - OTC Ginnie Mae, TBA 2.500% due 04/01/2051	104.266	04/14/2021	128,000	(320)	(1,450)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 04/01/2051	99.875	04/07/2021	29,500	(101)	(112)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 04/01/2051	100.078	04/07/2021	29,500	(92)	(144)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 04/01/2051	101.875	04/07/2021	29,500	(67)	0
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 04/01/2051	102.078	04/07/2021	29,500	(69)	0
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 04/01/2051	102.375	04/07/2021	47,000	(191)	(1,219)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2021	99

Consolidated Schedule of Investments PIMCO Income Fund (Cont.)

Counterparty	Description	Strike Price	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 04/01/2051	$103.375	04/07/2021	47,000	$(125)	$0
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 05/01/2051	99.391	05/06/2021	30,000	(185)	(205)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 05/01/2051	99.430	05/06/2021	60,300	(358)	(419)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 05/01/2051	101.391	05/06/2021	30,000	(131)	(29)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 05/01/2051	101.430	05/06/2021	17,700	(55)	(16)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 05/01/2051	101.438	05/06/2021	30,000	(105)	(27)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 06/01/2051	98.531	06/07/2021	74,750	(467)	(591)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 06/01/2051	100.531	06/07/2021	74,750	(385)	(321)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 05/01/2051	101.789	05/06/2021	60,500	(260)	(262)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 06/01/2051	101.391	06/07/2021	18,000	(97)	(112)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 06/01/2051	103.391	06/07/2021	18,000	(67)	(43)
	Put - OTC Uniform Mortgage-Backed Security, TBA 3.000% due 05/01/2051	103.984	05/06/2021	25,500	(76)	(63)
	Put - OTC Uniform Mortgage-Backed Security, TBA 3.000% due 05/01/2051	104.262	05/06/2021	33,000	(95)	(114)
SAL	Put - OTC Fannie Mae, TBA 3.000% due 06/01/2051	103.914	06/07/2021	22,000	(86)	(83)
	Put - OTC Uniform Mortgage-Backed Security, TBA 1.500% due 04/01/2051	98.016	04/07/2021	92,100	(245)	(1,271)
	Call - OTC Uniform Mortgage-Backed Security, TBA 1.500% due 04/01/2051	102.016	04/07/2021	29,400	(23)	0
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 04/01/2051	98.953	04/07/2021	62,900	(236)	(73)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 04/01/2051	99.609	04/07/2021	38,700	(133)	(104)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 04/01/2051	99.828	04/07/2021	38,700	(133)	(138)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 04/01/2051	100.953	04/07/2021	62,900	(167)	(10)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 04/01/2051	101.609	04/07/2021	24,900	(54)	0
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 04/01/2051	101.828	04/07/2021	38,700	(85)	0
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 04/01/2051	101.859	04/07/2021	38,700	(85)	0
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 04/01/2051	102.000	04/07/2021	33,000	(79)	(732)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 04/01/2051	104.000	04/07/2021	33,000	(45)	0
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 05/01/2051	98.688	05/06/2021	181,000	(707)	(910)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 05/01/2051	101.453	05/06/2021	31,000	(109)	(28)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 06/01/2051	99.375	06/07/2021	37,750	(289)	(381)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 06/01/2051	100.047	06/07/2021	146,300	(806)	(947)

100	PIMCO INCOME FUND	See Accompanying Notes

March 31, 2021

Counterparty	Description	Strike Price	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 06/01/2051	$100.375	06/07/2021	37,750	$(236)	$(186)
	Put - OTC Uniform Mortgage-Backed Security, TBA 3.000% due 05/01/2051	104.180	05/06/2021	11,000	(32)	(34)

					$(12,208)	$(17,815)

Total Written Options					$(40,162)	$(30,329)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - BUY PROTECTION(2)

Counterparty	Reference Entity	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2021(4)	Notional Amount(5)		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(6)
										Asset	Liability
BOA	HSBC Holdings PLC	(1.000)%	Quarterly	06/20/2024	0.505%	EUR	5,300	$72	$(174)	$0	$(102)
CBK	HSBC Holdings PLC	(1.000)	Quarterly	06/20/2024	0.505		20,000	169	(555)	0	(386)
GST	HSBC Holdings PLC	(1.000)	Quarterly	06/20/2024	0.505		10,000	90	(283)	0	(193)
JPM	HSBC Holdings PLC	(1.000)	Quarterly	06/20/2024	0.505		40,000	371	(1,144)	0	(773)

								$702	$(2,156)	$0	$(1,454)

CREDIT DEFAULT SWAPS ON CORPORATE AND SOVEREIGN ISSUES - SELL PROTECTION(3)

Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2021(4)	Notional Amount(5)	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(6)
									Asset	Liability
BOA	Russia Government International Bond	1.000%	Quarterly	12/20/2021	0.427%	$21,600	$(841)	$937	$96	$0
	Russia Government International Bond	1.000	Quarterly	09/20/2024	0.804	11,600	(1,179)	1,260	81	0
	South Africa Government International Bond	1.000	Quarterly	06/20/2023	1.214	15,000	(825)	758	0	(67)
BPS	Mexico Government International Bond	1.000	Quarterly	12/20/2023	0.596	93,600	(1,733)	2,790	1,057	0
	Petrobras Global Finance BV	1.000	Quarterly	06/20/2021	0.724	3,500	(980)	983	3	0
	Petrobras Global Finance BV	1.000	Quarterly	12/20/2021	0.837	1,100	(169)	171	2	0
BRC	Petrobras Global Finance BV	1.000	Quarterly	06/20/2021	0.724	27,700	(7,297)	7,322	25	0
	Petroleos Mexicanos	1.000	Quarterly	12/20/2021	1.758	10,700	(970)	914	0	(56)
	Qatar Government International Bond	1.000	Quarterly	12/20/2022	0.189	87,800	443	819	1,262	0
	Russia Government International Bond	1.000	Quarterly	12/20/2021	0.427	25,000	(923)	1,035	112	0
	Russia Government International Bond	1.000	Quarterly	09/20/2024	0.804	19,860	(2,138)	2,277	139	0
	South Africa Government International Bond	1.000	Quarterly	06/20/2021	0.511	77,200	(4,906)	5,012	106	0
	South Africa Government International Bond	1.000	Quarterly	12/20/2021	0.588	15,400	(1,086)	1,137	51	0
	South Africa Government International Bond	1.000	Quarterly	06/20/2023	1.214	15,200	(930)	862	0	(68)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2021	101

Consolidated Schedule of Investments PIMCO Income Fund (Cont.)

Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2021(4)	Notional Amount(5)	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(6)
									Asset	Liability
CBK	Brazil Government International Bond	1.000%	Quarterly	06/20/2023	1.274%	$7,600	$(385)	$341	$0	$(44)
	Brazil Government International Bond	1.000	Quarterly	12/20/2024	1.805	89,500	(1,546)	(1,034)	0	(2,580)
	Colombia Government International Bond	1.000	Quarterly	12/20/2022	0.580	63,400	(338)	817	479	0
	Colombia Government International Bond	1.000	Quarterly	06/20/2024	0.844	14,900	(152)	230	78	0
	Colombia Government International Bond	1.000	Quarterly	12/20/2024	0.984	49,600	194	(151)	43	0
	Mexico Government International Bond	1.000	Quarterly	06/20/2024	0.667	40,400	(653)	1,096	443	0
	Mexico Government International Bond	1.000	Quarterly	06/20/2026	1.139	23,300	(153)	(4)	0	(157)
	Russia Government International Bond	1.000	Quarterly	09/20/2024	0.804	26,300	(2,281)	2,465	184	0
	Saudi Arabia Government International Bond	1.000	Quarterly	06/20/2022	0.210	300	1	2	3	0
	South Africa Government International Bond	1.000	Quarterly	06/20/2023	1.214	11,100	(556)	506	0	(50)
	Turkey Government International Bond	1.000	Quarterly	06/20/2021	4.063	3,600	(74)	50	0	(24)
DUB	Turkey Government International Bond	1.000	Quarterly	06/20/2021	4.063	8,200	(169)	115	0	(54)
GST	Brazil Government International Bond	1.000	Quarterly	06/20/2024	1.616	6,900	(222)	90	0	(132)
	Brazil Government International Bond	1.000	Quarterly	12/20/2024	1.805	87,700	(1,365)	(1,163)	0	(2,528)
	Colombia Government International Bond	1.000	Quarterly	12/20/2023	0.762	99,050	(1,483)	2,152	669	0
	Mexico Government International Bond	1.000	Quarterly	12/20/2022	0.450	700	5	2	7	0
	Mexico Government International Bond	1.000	Quarterly	06/20/2023	0.492	18,600	(164)	380	216	0
	Mexico Government International Bond	1.000	Quarterly	12/20/2023	0.596	50,850	(949)	1,523	574	0
	Mexico Government International Bond	1.000	Quarterly	12/20/2024	0.800	43,000	(358)	687	329	0
	Petrobras Global Finance BV	1.000	Quarterly	06/20/2021	0.724	30,407	(8,279)	8,306	27	0
	Petrobras Global Finance BV	1.000	Quarterly	12/20/2021	0.837	21,800	(3,761)	3,793	32	0
	Petroleos Mexicanos	1.000	Quarterly	12/20/2021	1.758	4,900	(305)	279	0	(26)
	Russia Government International Bond	1.000	Quarterly	12/20/2022	0.554	76,300	(1,669)	2,279	610	0
	Russia Government International Bond	1.000	Quarterly	12/20/2024	0.847	354,800	2,224	(129)	2,095	0
	South Africa Government International Bond	1.000	Quarterly	06/20/2021	0.511	9,400	(601)	614	13	0
	South Africa Government International Bond	1.000	Quarterly	12/20/2021	0.588	81,400	(4,529)	4,797	268	0
	South Africa Government International Bond	1.000	Quarterly	12/20/2023	1.462	15,800	(816)	624	0	(192)
HUS	Brazil Government International Bond	1.000	Quarterly	12/20/2023	1.477	14,500	(459)	277	0	(182)
	Brazil Government International Bond	1.000	Quarterly	06/20/2024	1.616	127,400	(3,727)	1,282	0	(2,445)

102	PIMCO INCOME FUND	See Accompanying Notes

March 31, 2021

Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2021(4)	Notional Amount(5)	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(6)
									Asset	Liability
	Colombia Government International Bond	1.000%	Quarterly	06/20/2022	0.468%	$ 9,285	$(141)	$204	$63	$0
	Colombia Government International Bond	1.000	Quarterly	06/20/2024	0.844	12,600	(36)	102	66	0
	Mexico Government International Bond	1.000	Quarterly	12/20/2023	0.596	140,750	(2,125)	3,714	1,589	0
	Petrobras Global Finance BV	1.000	Quarterly	06/20/2021	0.724	13,900	(4,157)	4,169	12	0
	Petroleos Mexicanos	1.000	Quarterly	12/20/2021	1.758	6,600	(605)	570	0	(35)
	Russia Government International Bond	1.000	Quarterly	12/20/2022	0.554	13,100	(59)	164	105	0
	Russia Government International Bond	1.000	Quarterly	09/20/2024	0.804	14,861	(2,032)	2,136	104	0
	South Africa Government International Bond	1.000	Quarterly	06/20/2021	0.511	26,700	(1,655)	1,692	37	0
JPM	Mexico Government International Bond	1.000	Quarterly	12/20/2023	0.596	148,400	(3,049)	4,724	1,675	0
	Mexico Government International Bond	1.000	Quarterly	06/20/2026	1.139	24,500	(191)	26	0	(165)
	Petrobras Global Finance BV	1.000	Quarterly	12/20/2021	0.837	7,400	(1,201)	1,212	11	0
	Russia Government International Bond	1.000	Quarterly	12/20/2021	0.427	34,400	(1,340)	1,494	154	0
	South Africa Government International Bond	1.000	Quarterly	12/20/2021	0.588	11,600	(819)	857	38	0
	South Africa Government International Bond	1.000	Quarterly	06/20/2023	1.214	154,200	(9,595)	8,906	0	(689)
	South Africa Government International Bond	1.000	Quarterly	12/20/2023	1.462	91,000	(5,032)	3,925	0	(1,107)
MYC	Barclays Bank PLC	1.000	Quarterly	12/20/2021	0.168	EUR 61,800	432	31	463	0
	Mexico Government International Bond	1.000	Quarterly	12/20/2024	0.800	$ 35,400	(184)	455	271	0
	Mexico Government International Bond	1.000	Quarterly	12/20/2025	1.033	58,500	(806)	733	0	(73)
	Mexico Government International Bond	1.000	Quarterly	06/20/2026	1.139	149,300	(867)	(140)	0	(1,007)
	Qatar Government International Bond	1.000	Quarterly	12/20/2022	0.189	13,000	62	125	187	0
	Russia Government International Bond	1.000	Quarterly	06/20/2023	0.600	424,900	(8,072)	11,974	3,902	0
	South Africa Government International Bond	1.000	Quarterly	12/20/2021	0.588	7,600	(534)	559	25	0
	South Africa Government International Bond	1.000	Quarterly	12/20/2022	1.053	175,400	(3,681)	3,570	0	(111)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2021	103

Consolidated Schedule of Investments PIMCO Income Fund (Cont.)

Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2021(4)	Notional Amount(5)	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(6)
									Asset	Liability
NGF	Saudi Arabia Government International Bond	1.000%	Quarterly	06/20/2022	0.210%	$26,500	$107	$159	$266	$0
	South Africa Government International Bond	1.000	Quarterly	06/20/2021	0.511	9,700	(597)	610	13	0
	South Africa Government International Bond	1.000	Quarterly	12/20/2021	0.588	39,700	(2,847)	2,978	131	0
	South Africa Government International Bond	1.000	Quarterly	12/20/2023	1.462	23,400	(1,213)	928	0	(285)
UAG	South Africa Government International Bond	1.000	Quarterly	12/20/2021	0.588	800	(59)	62	3	0

							$(106,400)	$112,442	$18,119	$(12,077)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(3)

Counterparty	Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(5)		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(6)
									Asset	Liability
BOA	ABX.HE.AAA.7-1 Index	0.090%	Monthly	08/25/2037	$	37,094	$(20,819)	$19,339	$0	$(1,480)
	ABX.HE.AAA.7-2 Index	0.760	Monthly	01/25/2038		4,312	(2,437)	1,863	0	(574)
	CMBX.NA.AAA.6 Index	0.500	Monthly	05/11/2063		170,181	(4,730)	5,476	746	0
	CMBX.NA.AS.6 Index	1.000	Monthly	05/11/2063		8,000	(19)	22	3	0
BRC	ABX.HE.AAA.6-2 Index	0.110	Monthly	05/25/2046		5,371	(1,236)	1,067	0	(169)
	ABX.HE.AAA.7-1 Index	0.090	Monthly	08/25/2037		11,665	(6,591)	6,125	0	(466)
	CMBX.NA.AAA.6 Index	0.500	Monthly	05/11/2063		11,267	(400)	449	49	0
	CMBX.NA.AS.6 Index	1.000	Monthly	05/11/2063		18,400	(592)	599	7	0
	PRIMEX.ARM.2-AAA Index «	4.580	Monthly	12/25/2037		1,886	67	(43)	24	0
CBK	ABX.HE.AA.6-1 Index	0.320	Monthly	07/25/2045		11,024	(5,374)	4,661	0	(713)
	ABX.HE.AAA.7-1 Index	0.090	Monthly	08/25/2037		89,585	(50,411)	46,835	0	(3,576)
	CMBX.NA.AAA.6 Index	0.500	Monthly	05/11/2063		45,069	(1,870)	2,068	198	0
	CMBX.NA.AAA.8 Index	0.500	Monthly	10/17/2057		50,000	(1,820)	2,269	449	0
DUB	ABX.HE.AAA.7-1 Index	0.090	Monthly	08/25/2037		16,331	(9,186)	8,534	0	(652)
	ABX.HE.AAA.7-2 Index	0.760	Monthly	01/25/2038		14,391	(8,135)	6,221	0	(1,914)
	CMBX.NA.AAA.10 Index	0.500	Monthly	11/17/2059		62,000	(1,006)	1,603	597	0
	CMBX.NA.AAA.6 Index	0.500	Monthly	05/11/2063		143,320	(3,933)	4,561	628	0
	CMBX.NA.AAA.7 Index	0.500	Monthly	01/17/2047		190,896	(8,672)	10,125	1,453	0
	CMBX.NA.AAA.8 Index	0.500	Monthly	10/17/2057		595,300	(38,483)	43,834	5,351	0
	CMBX.NA.AAA.9 Index	0.500	Monthly	09/17/2058		9,999	(1,005)	1,103	98	0
	CMBX.NA.AS.6 Index	1.000	Monthly	05/11/2063		10,000	(208)	212	4	0
FBF	ABX.HE.AA.6-2 Index	0.170	Monthly	05/25/2046		24,205	(21,514)	15,618	0	(5,896)
	ABX.HE.AA.7-1 Index	0.150	Monthly	08/25/2037		500	(397)	315	0	(82)
	ABX.HE.AAA.7-1 Index	0.090	Monthly	08/25/2037		109,765	(61,698)	57,317	0	(4,381)
	ABX.HE.AAA.7-2 Index	0.760	Monthly	01/25/2038		84,081	(46,329)	35,146	0	(11,183)
	CMBX.NA.AAA.12 Index	0.500	Monthly	08/17/2061		27,200	(190)	376	186	0
	CMBX.NA.AAA.6 Index	0.500	Monthly	05/11/2063		253,208	(8,208)	9,318	1,110	0
	CMBX.NA.AAA.8 Index	0.500	Monthly	10/17/2057		168,800	(8,696)	10,213	1,517	0
	CMBX.NA.AAA.9 Index	0.500	Monthly	09/17/2058		62,291	(1,438)	2,046	608	0
	CMBX.NA.AS.6 Index	1.000	Monthly	05/11/2063		20,000	(415)	422	7	0
GST	ABX.HE.AAA.6-2 Index	0.110	Monthly	05/25/2046		9,639	(2,070)	1,766	0	(304)
	ABX.HE.AAA.7-1 Index	0.090	Monthly	08/25/2037		56,574	(21,889)	19,631	0	(2,258)
	ABX.HE.AAA.7-2 Index	0.760	Monthly	01/25/2038		4,312	(1,506)	932	0	(574)
	CMBX.NA.AAA.10 Index	0.500	Monthly	11/17/2059		403,950	(4,819)	8,708	3,889	0
	CMBX.NA.AAA.12 Index	0.500	Monthly	08/17/2061		5,000	(8)	42	34	0

104	PIMCO INCOME FUND	See Accompanying Notes

March 31, 2021

Counterparty	Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(5)		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(6)
									Asset	Liability
	CMBX.NA.AAA.6 Index	0.500%	Monthly	05/11/2063	$	49,661	$(568)	$786	$218	$0
	CMBX.NA.AAA.8 Index	0.500	Monthly	10/17/2057		66,000	(3,451)	4,044	593	0
	CMBX.NA.AAA.9 Index	0.500	Monthly	09/17/2058		196,673	(8,386)	10,305	1,919	0
	CMBX.NA.AS.9 Index	1.000	Monthly	09/17/2058		20,000	(1,505)	1,697	192	0
JPM	ABX.HE.AA.6-2 Index	0.170	Monthly	05/25/2046		812	(341)	143	0	(198)
	ABX.HE.AA.7-1 Index	0.150	Monthly	08/25/2037		136	(83)	61	0	(22)
	ABX.HE.AA.7-2 Index	1.920	Monthly	01/25/2038		150	(84)	37	0	(47)
JPS	CMBX.NA.AAA.10 Index	0.500	Monthly	11/17/2059		319,300	(5,507)	8,581	3,074	0
	CMBX.NA.AAA.7 Index	0.500	Monthly	01/17/2047		99,866	(4,498)	5,258	760	0
	CMBX.NA.AAA.8 Index	0.500	Monthly	10/17/2057		588,800	(35,350)	40,642	5,292	0
	CMBX.NA.AAA.9 Index	0.500	Monthly	09/17/2058		299,959	(2,683)	5,610	2,927	0
MEI	ABX.HE.AAA.6-2 Index	0.110	Monthly	05/25/2046		7,605	(1,562)	1,322	0	(240)
	CMBX.NA.AAA.6 Index	0.500	Monthly	05/11/2063		7,351	(297)	329	32	0
	CMBX.NA.AAA.7 Index	0.500	Monthly	01/17/2047		48,444	(2,548)	2,917	369	0
	CMBX.NA.AAA.8 Index	0.500	Monthly	10/17/2057		145,500	(9,443)	10,751	1,308	0
	CMBX.NA.AAA.9 Index	0.500	Monthly	09/17/2058		158,378	(12,401)	13,947	1,546	0
MYC	ABX.HE.AAA.6-2 Index	0.110	Monthly	05/25/2046		74,702	(9,525)	7,168	0	(2,357)
	ABX.HE.AAA.7-1 Index	0.090	Monthly	08/25/2037		18,664	(10,475)	9,730	0	(745)
	ABX.HE.AAA.7-2 Index	0.760	Monthly	01/25/2038		10,780	(6,095)	4,661	0	(1,434)
	CDX.HY-33 5-Year Index 35-100%	5.000	Quarterly	12/20/2024		221,310	36,878	671	37,549	0
	CMBX.NA.AAA.10 Index	0.500	Monthly	11/17/2059		81,300	(1,373)	2,156	783	0
	CMBX.NA.AAA.6 Index	0.500	Monthly	05/11/2063		35,424	(874)	1,029	155	0
	CMBX.NA.AAA.7 Index	0.500	Monthly	01/17/2047		18,866	(642)	786	144	0
	CMBX.NA.AAA.8 Index	0.500	Monthly	10/17/2057		64,900	(4,510)	5,093	583	0
	CMBX.NA.AAA.9 Index	0.500	Monthly	09/17/2058		8,999	(895)	983	88	0
	CMBX.NA.AS.6 Index	1.000	Monthly	05/11/2063		18,700	(682)	689	7	0
SAL	CMBX.NA.AAA.10 Index	0.500	Monthly	11/17/2059		454,800	(1,564)	5,943	4,379	0
	CMBX.NA.AAA.11 Index	0.500	Monthly	11/18/2054		82,900	392	342	734	0
	CMBX.NA.AAA.12 Index	0.500	Monthly	08/17/2061		98,300	(134)	805	671	0
	CMBX.NA.AAA.8 Index	0.500	Monthly	10/17/2057		41,200	(2,256)	2,626	370	0
	CMBX.NA.AAA.9 Index	0.500	Monthly	09/17/2058		7,699	99	(24)	75	0
UAG	CMBX.NA.AAA.6 Index	0.500	Monthly	05/11/2063		51,829	(1,891)	2,118	227	0
	CMBX.NA.AAA.7 Index	0.500	Monthly	01/17/2047		18,266	(814)	953	139	0
	CMBX.NA.AAA.8 Index	0.500	Monthly	10/17/2057		52,000	(3,102)	3,569	467	0

							$(442,207)	$484,501	$81,559	$(39,265)

INTEREST RATE SWAPS

Counterparty	Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
AZD	Pay	3-Month CNY-CNREPOFIX	2.445%	Quarterly	06/17/2025	CNY	1,343,422	$0	$(2,495)	$0	$(2,495)
	Pay	3-Month CNY-CNREPOFIX	2.460	Quarterly	06/17/2025		344,000	0	(607)	0	(607)
	Pay	3-Month CNY-CNREPOFIX	2.530	Quarterly	06/17/2025		1,025,305	0	(1,372)	0	(1,372)
BRC	Pay	6-Month AUD-BBR-BBSW	5.250	Semi-Annual	12/15/2021	AUD	97,200	(138)	3,975	3,837	0
CBK	Pay	3-Month CNY-CNREPOFIX	2.845	Quarterly	01/23/2025	CNY	407,000	0	318	318	0
	Pay	3-Month CNY-CNREPOFIX	2.850	Quarterly	01/23/2025		406,400	0	328	328	0
GLM	Pay	3-Month USD-LIBOR	1.230	Semi-Annual	06/09/2026	$	2,376,300	(3,850)	913	0	(2,937)
	Pay	6-Month AUD-BBR-BBSW	5.250	Semi-Annual	12/15/2021	AUD	145,800	(205)	5,961	5,756	0
JPM	Pay	3-Month USD-LIBOR	1.150	Semi-Annual	06/09/2026	$	2,376,900	(2,139)	(4,520)	0	(6,659)
	Pay	3-Month USD-LIBOR	1.230	Semi-Annual	06/24/2026		1,539,200	(2,186)	(1,208)	0	(3,394)
MYC	Pay	3-Month USD-LIBOR	1.150	Semi-Annual	06/08/2026		1,482,200	(1,349)	(2,515)	0	(3,864)
	Pay	3-Month USD-LIBOR	1.230	Semi-Annual	06/09/2026		2,376,300	(3,902)	965	0	(2,937)
	Pay	3-Month USD-LIBOR	1.230	Semi-Annual	06/17/2026		1,540,200	(2,618)	(59)	0	(2,677)
	Pay	3-Month USD-LIBOR	1.380	Semi-Annual	04/12/2031		888,400	(1,510)	(29,547)	0	(31,057)
	Pay	3-Month USD-LIBOR	1.450	Semi-Annual	05/10/2031		999,900	(2,600)	(28,132)	0	(30,732)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2021	105

Consolidated Schedule of Investments PIMCO Income Fund (Cont.)

Counterparty	Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
	Pay	3-Month USD-LIBOR	1.500%	Semi-Annual	05/11/2031	$	1,000,000	$(2,575)	$(23,854)	$0	$(26,429)
	Pay	3-Month USD-LIBOR	1.500	Semi-Annual	05/12/2031		1,000,000	(2,475)	(24,167)	0	(26,642)
	Pay	3-Month USD-LIBOR	1.650	Semi-Annual	04/08/2051		275,500	(3,306)	(30,296)	0	(33,602)
UAG	Pay	3-Month CNY-CNREPOFIX	2.833	Quarterly	01/23/2025	CNY	424,000	0	301	301	0
	Pay	6-Month AUD-BBR-BBSW	5.000	Semi-Annual	06/15/2022	AUD	128,000	(102)	7,245	7,143	0

								$(28,955)	$(128,766)	$17,683	$(175,404)

Total Swap Agreements								$(576,860)	$466,021	$117,361	$(228,200)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of March 31, 2021:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(7)
AZD	$0	$0	$0	$0	$0	$0	$(4,474)	$(4,474)	$(4,474)	$4,870	$396
BOA	12,302	62,044	926	75,272	(72,961)	(1,937)	(2,223)	(77,121)	(1,849)	10,452	8,603
BPS	22,484	0	1,062	23,546	(43,050)	(2,375)	0	(45,425)	(21,879)	32,643	10,764
BRC	40,190	0	5,612	45,802	(17,380)	(939)	(759)	(19,078)	26,724	(21,510)	5,214
BSH	54,848	0	0	54,848	0	0	0	0	54,848	(81,795)	(26,947)
CBK	53,375	0	2,523	55,898	(43,351)	(875)	(7,530)	(51,756)	4,142	9,799	13,941
DBL	0	0	0	0	0	(20)	0	(20)	(20)	0	(20)
DUB	3,770	14,870	8,131	26,771	(8,483)	(139)	(2,620)	(11,242)	15,529	(23,639)	(8,110)
FAR	0	0	0	0	0	(3,232)	0	(3,232)	(3,232)	3,237	5
FBF	0	0	3,428	3,428	(2,973)	(390)	(21,542)	(24,905)	(21,477)	22,006	529
GLM	18,684	0	5,756	24,440	(20,839)	(2,571)	(2,937)	(26,347)	(1,907)	(3,600)	(5,507)
GSC	0	0	0	0	0	(2,296)	0	(2,296)	(2,296)	1,841	(455)
GST	0	0	11,685	11,685	0	(888)	(6,207)	(7,095)	4,590	(4,635)	(45)
HUS	114,579	0	1,976	116,555	(62,662)	0	(2,662)	(65,324)	51,231	(75,970)	(24,739)
IND	6,085	0	0	6,085	(6,000)	0	0	(6,000)	85	2,888	2,973
JPM	218,528	0	1,878	220,406	(91,099)	(7,636)	(13,054)	(111,789)	108,617	(111,945)	(3,328)
JPS	0	0	12,053	12,053	0	0	0	0	12,053	(11,446)	607
MEI	0	0	3,255	3,255	0	0	(240)	(240)	3,015	(2,990)	25
MYC	0	15,518	44,157	59,675	0	(2,058)	(163,667)	(165,725)	(106,050)	87,398	(18,652)
MYI	22,820	0	0	22,820	(22,468)	0	0	(22,468)	352	(4,368)	(4,016)
NGF	0	0	410	410	0	0	(285)	(285)	125	(78)	47
RBC	718	0	0	718	(2)	0	0	(2)	716	(1,570)	(854)
RYL	1,357	0	0	1,357	(545)	0	0	(545)	812	(550)	262
SAL	0	0	6,229	6,229	0	(4,897)	0	(4,897)	1,332	(1,224)	108
SCX	32,881	0	0	32,881	(41,839)	(76)	0	(41,915)	(9,034)	8,468	(566)
SOG	52,406	0	0	52,406	(365)	0	0	(365)	52,041	(52,580)	(539)
SSB	13,785	0	0	13,785	(11,976)	0	0	(11,976)	1,809	1,669	3,478
TOR	26	0	0	26	(14,935)	0	0	(14,935)	(14,909)	17,288	2,379
UAG	1,932	0	8,280	10,212	(27,115)	0	0	(27,115)	(16,903)	22,636	5,733

Total Over the Counter	$670,770	$92,432	$117,361	$880,563	$(488,043)	$(30,329)	$(228,200)	$(746,572)

(q)

Securities with an aggregate market value of $233,811 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of March 31, 2021.

(1)	Notional Amount represents the number of contracts.
(2)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net

106	PIMCO INCOME FUND	See Accompanying Notes

March 31, 2021

settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
(3)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(4)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(6)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(7)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC derivatives can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Consolidated Statement of Assets and Liabilities as of March 31, 2021:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$81,676	$81,676
Swap Agreements	0	24,207	0	0	118,248	142,455

	$0	$24,207	$0	$0	$199,924	$224,131

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$670,770	$0	$670,770
Purchased Options	0	0	0	0	92,432	92,432
Swap Agreements	0	99,678	0	0	17,683	117,361

	$0	$99,678	$0	$670,770	$110,115	$880,563

	$0	$123,885	$0	$670,770	$310,039	$1,104,694

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2021	107

Consolidated Schedule of Investments PIMCO Income Fund (Cont.)

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$1,034	$1,034
Futures	0	0	0	0	10,509	10,509
Swap Agreements	0	105	0	0	66,316	66,421

	$0	$105	$0	$0	$77,859	$77,964

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$488,043	$0	$488,043
Written Options	0	3,869	0	762	25,698	30,329
Swap Agreements	0	52,796	0	0	175,404	228,200

	$0	$56,665	$0	$488,805	$201,102	$746,572

	$0	$56,770	$0	$488,805	$278,961	$824,536

The effect of Financial Derivative Instruments on the Consolidated Statement of Operations for the year ended March 31, 2021:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$3,809	$3,809
Futures	0	0	0	0	993,756	993,756
Swap Agreements	0	(235,716)	0	0	(1,607,792)	(1,843,508)

	$0	$(235,716)	$0	$0	$(610,227)	$(845,943)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(220,327)	$0	$(220,327)
Written Options	0	28,606	0	7,329	120,300	156,235
Swap Agreements	0	(132,745)	0	0	453,112	320,367

	$0	$(104,139)	$0	$(212,998)	$573,412	$256,275

	$0	$(339,855)	$0	$(212,998)	$(36,815)	$(589,668)

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$(14)	$(14)
Futures	0	0	0	0	702,793	702,793
Swap Agreements	0	466,256	0	0	4,315,558	4,781,814

	$0	$466,256	$0	$0	$5,018,337	$5,484,593

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(467,216)	$0	$(467,216)
Purchased Options	0	0	0	0	28,514	28,514
Written Options	0	13,475	0	1,407	(5,577)	9,305
Swap Agreements	0	459,107	0	0	(541,227)	(82,120)

	$0	$472,582	$0	$(465,809)	$(518,290)	$(511,517)

	$0	$938,838	$0	$(465,809)	$4,500,047	$4,973,076

108	PIMCO INCOME FUND	See Accompanying Notes

March 31, 2021

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2021 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2021
Investments in Securities, at Value
Loan Participations and Assignments	$0	$2,767,214	$1,381,335	$4,148,549
Corporate Bonds & Notes
Banking & Finance	0	13,225,545	53,724	13,279,269
Industrials	0	12,705,341	4,128	12,709,469
Utilities	0	5,180,470	0	5,180,470
Convertible Bonds & Notes
Industrials	0	47,997	0	47,997
Utilities	0	699	0	699
Municipal Bonds & Notes
California	0	7,440	0	7,440
Illinois	0	85,198	0	85,198
Iowa	0	117	0	117
Puerto Rico	0	82,745	0	82,745
Texas	0	2,346	0	2,346
U.S. Government Agencies	0	48,702,368	0	48,702,368
U.S. Treasury Obligations	0	14,663,971	0	14,663,971
Non-Agency Mortgage-Backed Securities	0	36,392,498	1,046,805	37,439,303
Asset-Backed Securities	0	20,957,593	176,638	21,134,231
Sovereign Issues	0	11,471,072	0	11,471,072
Common Stocks
Industrials	0	0	6,942	6,942
Rights
Information Technology	0	0	96,635	96,635
Warrants
Industrials	0	0	1,369	1,369
Preferred Securities
Banking & Finance	2,274	1,011,432	0	1,013,706
Industrials	0	188,686	27,271	215,957
Utilities	0	0	1,098,444	1,098,444
Real Estate Investment Trusts
Real Estate	341,091	0	0	341,091
Short-Term Instruments
Repurchase Agreements	0	1,066,746	0	1,066,746
Short-Term Notes	0	6,195	0	6,195
Argentina Treasury Bills	0	406,318	0	406,318
U.S. Treasury Cash Management Bills	0	42,731	0	42,731

	$343,365	$169,014,722	$3,893,291	$173,251,378

Investments in Affiliates, at Value
Common Stocks
Communication Services	254,282	0	199,523	453,805
Industrials	0	0	169,554	169,554
Short-Term Instruments
Central Funds Used for Cash Management Purposes	4,445,242	0	0	4,445,242

	$4,699,524	$0	$369,077	$5,068,601

Total Investments	$5,042,889	$169,014,722	$4,262,368	$178,319,979

Short Sales, at Value - Liabilities
U.S. Government Agencies	$0	$(4,998,799)	$0	$(4,998,799)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2021	109

Consolidated Schedule of Investments PIMCO Income Fund (Cont.)

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2021
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	$81,676	$139,080	$0	$220,756
Over the counter	0	880,539	24	880,563

	$81,676	$1,019,619	$24	$1,101,319

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(11,543)	(66,421)	0	(77,964)
Over the counter	0	(746,572)	0	(746,572)

	$(11,543)	$(812,993)	$0	$(824,536)

Total Financial Derivative Instruments	$70,133	$206,626	$24	$276,783

Totals	$5,113,022	$164,222,549	$4,262,392	$173,597,963

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ended March 31, 2021:

Category and Subcategory	Beginning Balance at 03/31/2020	Net Purchases(1)	Net Sales/ Settlements(1)	Accrued Discounts/ (Premiums)	Realized Gain/ (Loss)	Net Change in Unrealized Appreciation/ (Depreciation)(2)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 03/31/2021	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 03/31/2021(2)
Investments in Securities, at Value
Loan Participations and Assignments	$2,338,665	$275,367	$(995,588)	$9,331	$(78,713)	$86,626	$1,784	$(256,137)	$1,381,335	$14,790
Corporate Bonds & Notes
Banking & Finance	54,249	1,379	(414)	5	0	(1,495)	0	0	53,724	(1,455)
Industrials	61,126	62	(34,721)	350	(49,273)	26,619	0	(35)	4,128	(117)
Non-Agency Mortgage- Backed Securities	2,496,097	979,780	(1,046,571)	2,477	2,061	236,488	0	(1,623,527)	1,046,805	47,690
Asset-Backed Securities	408,276	72,425	(3,081)	(1,644)	(158)	(2,405)	0	(296,775)	176,638	2,031
Common Stocks
Energy	833	0	(1,816)	0	(6)	989	0	0	0	0
Industrials	1,232	0	0	0	0	5,710	0	0	6,942	5,710
Rights
Information Technology	0	44,078	0	0	0	52,557	0	0	96,635	52,557
Warrants
Industrials	112	0	0	0	0	1,257	0	0	1,369	1,257
Preferred Securities
Industrials	7,184	0	(3,536)	0	0	23,623	0	0	27,271	23,623
Utilities	0	1,114,426	(8,438)	0	0	(7,544)	0	0	1,098,444	(7,544)
Short-Term Instruments
Argentina Treasury Bills	2,080	0	(1,538)	15	(817)	260	0	0	0	0

	$5,369,854	$2,487,517	$(2,095,703)	$10,534	$(126,906)	$422,685	$1,784	$(2,176,474)	$3,893,291	$138,542
Investments in Affiliates - at Value
Common Stocks
Communication Services	$248	$235,221	$0	$0	$(1)	$(35,945)	$0	$0	$199,523	$(35,945)
Industrials	153	87,228	0	0	0	82,173	0	0	169,554	82,173

	$401	$322,449	$0	$0	$(1)	$46,228	$0	$0	$369,077	$46,228
Financial Derivative Instruments - Assets
Over the counter	$261	$51	$(1,157)	$0	$(46)	$915	$0	$0	$24	$3

Totals	$5,370,516	$2,810,017	$(2,096,860)	$10,534	$(126,953)	$469,828	$1,784	$(2,176,474)	$4,262,392	$184,773

110	PIMCO INCOME FUND	See Accompanying Notes

March 31, 2021

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category and Subcategory	Ending Balance at 03/31/2021	Valuation Technique	Unobservable Inputs	(% Unless Noted Otherwise)
				Input Value(s)	Weighted Average
Investments in Securities, at Value
Loan Participations and Assignments	$234,830	Discounted Cash Flow	Discount Rate	7.764	—
	245,468	Market Based Approach	Recovery Value	100.000	—
	699,152	Other Valuation Techniques(3)	—	—	—
	117,255	Proxy Pricing	Base Price	96.414-101.300	97.326
	84,630	Third Party Vendor	Broker Quote	61.000-100.000	96.339
Corporate Bonds & Notes
Banking & Finance	53,724	Proxy Pricing	Base Price	89.104-106.860	106.411
Industrials	4,128	Other Valuation Techniques(3)	—	—	—
Non-Agency Mortgage-Backed Securities	32,523	Proxy Pricing	Base Price	$332,258.020	—
	1,014,282	Proxy Pricing	Base Price	0.000-802.160	98.975
Asset-Backed Securities	44,690	Other Valuation Techniques(3)	—	—	—
	131,948	Proxy Pricing	Base Price	2.688-10,425.500	4,231.891
Common Stocks
Industrials	6,942	Other Valuation Techniques(3)	—	—	—
Rights
Information Technology	96,635	Market Comparable Valuation	EBITDA	4.250x	—
Warrants
Industrials	1,369	Other Valuation Techniques(3)	—	—	—
Preferred Securities
Industrials	27,271	Market Comparable Valuation	EBITDA	14.500x/12.000x	—
Utilities	1,098,444	Recent Transaction	Purchase Price	$27.048	—

Investments in Affiliates - at Value
Common Stocks
Communication Services	199,523	Reference Instrument	Liquidity Discount	10.000	—
Industrials	92,695	Discounted Cash Flow	Discounted Rate	16.000	—
	76,859	Other Valuation Techniques(3)	—	—	—

Financial Derivative Instruments - Assets
Over the counter	24	Other Valuation Techniques(3)	—	—	—

Total	$4,262,392

(1)

Net Purchases and Settlements for Financial Derivative Instruments may include payments made or received upon entering into swap agreements to compensate for differences between the stated terms of the swap agreement and prevailing market conditions.

(2)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at March 31, 2021 may be due to an investment no longer held or categorized as Level 3 at period end.

(3)	Includes valuation techniques not defined in the Notes to Financial Statements as securities valued using such techniques are not considered significant to the Fund.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2021	111

Notes to Financial Statements

1. ORGANIZATION

PIMCO Funds (the “Trust”) is a Massachusetts business trust established under a Declaration of Trust dated February 19, 1987, as amended and restated November 4, 2014. The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. Information presented in these financial statements pertains to the Institutional Class, I-2, I-3, Administrative Class, Class A, Class C and Class R shares of the PIMCO Income Fund (the “Fund”) offered by the Trust. Pacific Investment Management Company LLC (“PIMCO”) serves as the investment adviser (the “Adviser”) for the Fund.

On November 18, 2020, the Board of Trustees approved a reduction in the holding period of an automatic conversion of the Fund’s Class C shares into Class A shares of the same Fund from ten years to eight years. The reduction in the holding period became effective on January 18, 2021, with the first conversion taking place on or about February 10, 2021 and subsequent conversions occurring monthly thereafter. Certain financial intermediaries may have different policies and procedures regarding the conversion of Class C shares to Class A shares, as described in Appendix B to the Fund’s prospectus (Financial Firm-Specific Sales Charge Waivers and Discounts).

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Fund is treated as an investment company under the reporting requirements of U.S. GAAP. The functional and reporting currency for the Fund is the U.S. dollar. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled beyond a standard settlement period for the security after the trade date. Realized gains (losses) from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date, with the exception of securities with a forward starting effective date, where interest income is recorded on the accrual basis from effective date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation (depreciation) on investments on the Consolidated Statement of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain (loss) on investments on the Consolidated Statement of Operations. Paydown gains (losses) on mortgage-related and other asset-backed securities, if any, are recorded as components of interest income on the Consolidated Statement of Operations. Income or short-term capital gain distributions

112	PIMCO INCOME FUND

March 31, 2021

received from registered investment companies, if any, are recorded as dividend income. Long-term capital gain distributions received from registered investment companies, if any, are recorded as realized gains.

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is probable.

(b) Foreign Currency Translation  The market values of foreign securities, currency holdings and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies, if any, are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Fund does not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized gain (loss) and net change in unrealized appreciation (depreciation) from investments on the Consolidated Statement of Operations. The Fund may invest in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract. Realized foreign exchange gains (losses) arising from sales of spot foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain (loss) on foreign currency transactions on the Consolidated Statement of Operations. Net unrealized foreign exchange gains (losses) arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period are included in net change in unrealized appreciation (depreciation) on foreign currency assets and liabilities on the Consolidated Statement of Operations.

(c) Multi-Class Operations  Each class offered by the Trust has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains (losses) are allocated daily based on the relative net assets of each class of the Fund. Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees. Under certain circumstances, the per share net asset value (“NAV”) of a class of the Fund’s shares may be different from the per share NAV of another class of shares as a result of the different daily expense accruals applicable to each class of shares.

(d) Distributions to Shareholders  Distributions from net investment income, if any, are declared daily and distributed to shareholders monthly. Net realized capital gains earned by the Fund, if any, will be distributed no less frequently than once each year.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Further, the character of

ANNUAL REPORT	MARCH 31, 2021	113

Notes to Financial Statements (Cont.)

investment income and capital gains may be different for certain transactions under the two methods of accounting. As a result, income distributions and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on the Fund’s annual financial statements presented under U.S. GAAP.

If the Fund estimates that a portion of a distribution may be comprised of amounts from sources other than net investment income, as determined in accordance with its internal accounting records and related accounting practices, the Fund will notify shareholders of the estimated composition of such distribution through a Section 19 Notice. For these purposes, the Fund estimates the source or sources from which a distribution is paid, to the close of the period as of which it is paid, in reference to its internal accounting records and related accounting practices. If, based on such accounting records and practices, it is estimated that a particular distribution does not include capital gains or paid-in surplus or other capital sources, a Section 19 Notice generally would not be issued. It is important to note that differences exist between the Fund’s daily internal accounting records and practices, the Fund’s financial statements presented in accordance with U.S. GAAP, and reporting practices under income tax regulations. For instance, the Fund’s internal accounting records and practices may take into account, among other factors, tax-related characteristics of certain sources of distributions that differ from treatment under U.S. GAAP. Examples of such differences may include, among others, the treatment of periodic payments under interest rate swap contracts. Accordingly, among other consequences, it is possible that the Fund may not issue a Section 19 Notice in situations where the Fund’s financial statements prepared later and in accordance with U.S. GAAP and/or the final tax character of those distributions might later report that the sources of those distributions included capital gains and/or a return of capital. Please visit www.pimco.com for the most recent Section 19 Notice, if applicable, for additional information regarding the estimated composition of distributions. Final determination of a distribution’s tax character will be provided to shareholders when such information is available.

Distributions classified as a tax basis return of capital at the Fund’s fiscal year end, if any, are reflected on the Consolidated Statements of Changes in Net Assets and have been recorded to paid in capital on the Consolidated Statement of Assets and Liabilities. In addition, other amounts have been reclassified between distributable earnings (accumulated loss) and paid in capital on the Consolidated Statement of Assets and Liabilities to more appropriately conform U.S. GAAP to tax characterizations of distributions.

(e) New Accounting Pronouncements and Regulatory Updates  In March 2020, the Financial Accounting Standards Board issued an Accounting Standards Update (“ASU”), ASU 2020-04, which provides optional guidance to ease the potential accounting burden associated with transitioning away from the London Interbank Offered Rate and other reference rates that are expected to be discontinued. The ASU is effective immediately upon release of the update on March 12, 2020 through December 31, 2022. At this time, management is evaluating implications of these changes on the financial statements.

In October 2020, the U.S. Securities and Exchange Commission (“SEC”) adopted a rule related to the use of derivatives, short sales, reverse repurchase agreements and certain other transactions by registered investment companies that rescinds and withdraws the guidance of the SEC and its staff regarding asset segregation and cover transactions. Subject to certain exceptions, the rule requires

114	PIMCO INCOME FUND

March 31, 2021

funds to trade derivatives and other transactions that create future payment or delivery obligations (except reverse repurchase agreements and similar financing transactions) subject to a value-at-risk leverage limit, certain derivatives risk management program and reporting requirements. The rule went into effect on February 19, 2021 and funds will have an eighteen-month transition period to comply with the rule and related reporting requirements. At this time, management is evaluating the implications of these changes on the financial statements.

In October 2020, the SEC adopted a rule regarding the ability of a fund to invest in other funds. The rule allows a fund to acquire shares of another fund in excess of certain limitations currently imposed by the Act without obtaining individual exemptive relief from the SEC, subject to certain conditions. The rule also included the rescission of certain exemptive relief from the SEC and guidance from the SEC staff for funds to invest in other funds. The rule went into effect on January 19, 2021 and funds will have a one-year transition period to comply with the rule and related reporting requirements. At this time, management is evaluating the implications of these changes on the financial statements.

In December 2020, the SEC adopted a rule addressing fair valuation of fund investments. The new rule sets forth requirements for good faith determinations of fair value as well as for the performance of fair value determinations, including related oversight and reporting obligations. The new rule also defines “readily available market quotations” for purposes of the definition of “value” under the Act, and the SEC noted that this definition would apply in all contexts under the Act. The effective date for the rule was March 8, 2021. The SEC adopted an eighteen-month transition period beginning from the effective date for both the new rule and the associated new recordkeeping requirements. At this time, management is evaluating the implications of these changes on the financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The price of the Fund’s shares is based on the Fund’s NAV. The NAV of the Fund, or each of its share classes, as applicable, is determined by dividing the total value of portfolio investments and other assets, less any liabilities attributable to the Fund or class, by the total number of shares outstanding of the Fund or class.

On each day that the New York Stock Exchange (“NYSE”) is open, Fund shares are ordinarily valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (“NYSE Close”). Information that becomes known to the Fund or its agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. If regular trading on the NYSE closes earlier than scheduled, the Fund reserves the right to either (i) calculate its NAV as of the earlier closing time or (ii) calculate its NAV as of the normally scheduled close of regular trading on the NYSE for that day. The Fund generally does not calculate its NAV on days during which the NYSE is closed. However, if the NYSE is closed on a day it would normally be open for business, the Fund reserves the right to calculate its NAV as of the normally scheduled close of regular trading on the NYSE for that day or such other time that the Fund may determine.

For purposes of calculating NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of

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Notes to Financial Statements (Cont.)

official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from established market makers or prices (including evaluated prices) supplied by the Fund’s approved pricing services, quotation reporting systems and other third-party sources (together, “Pricing Services”). The Fund will normally use pricing data for domestic equity securities received shortly after the NYSE Close and does not normally take into account trading, clearances or settlements that take place after the NYSE Close. If market value pricing is used, a foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by the Adviser to be the primary exchange. A foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange. Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from Pricing Services may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Swap agreements are valued on the basis of bid quotes obtained from brokers and dealers or market-based prices supplied by Pricing Services. The Fund’s investments in open-end management investment companies, other than exchange-traded funds (“ETFs”), are valued at the NAVs of such investments. Open-end management investment companies may include affiliated funds.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value based on procedures established and approved by the Board of Trustees of the Trust (the “Board”). Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, the Fund may determine the fair value of investments based on information provided by Pricing Services and other third-party vendors, which may recommend fair value or adjustments with reference to other securities, indices or assets. In considering whether fair valuation is required and in determining fair values, the Fund may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the NYSE Close. The Fund may utilize modeling tools provided by third-party vendors to determine fair values of foreign (non-U.S.) securities. For these purposes, any movement in the applicable reference index or instrument (“zero trigger”) between the earlier close of the applicable foreign market and the NYSE Close may be deemed to be a significant event, prompting the application of the pricing model (effectively resulting in daily fair valuations). Foreign exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Trust is not open for business, which may result in the Fund’s portfolio investments being affected when shareholders are unable to buy or sell shares.

Senior secured floating rate loans for which an active secondary market exists to a reliable degree are valued at the mean of the last available bid/ask prices in the market for such loans, as provided by a Pricing Service. Senior secured floating rate loans for which an active secondary market does not

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exist to a reliable degree are valued at fair value, which is intended to approximate market value. In valuing a senior secured floating rate loan at fair value, the factors considered may include, but are not limited to, the following: (a) the creditworthiness of the borrower and any intermediate participants, (b) the terms of the loan, (c) recent prices in the market for similar loans, if any, and (d) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Services. As a result, the value of such investments and, in turn, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Trust is not open for business. As a result, to the extent that the Fund holds foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Fund’s next calculated NAV.

Investments for which market quotes or market based valuations are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction. The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to the Adviser the responsibility for applying the fair valuation methods. In the event that market quotes or market based valuations are not readily available, and the security or asset cannot be valued pursuant to a Board approved valuation method, the value of the security or asset will be determined in good faith by the Board. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, indicative market quotations (“Broker Quotes”), Pricing Services’ prices), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Fund’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated, to the Adviser, the responsibility for monitoring significant events that may materially affect the values of the Fund’s securities or assets and for determining whether the value of the applicable securities or assets should be reevaluated in light of such significant events.

When the Fund uses fair valuation to determine the value of a portfolio security or other asset for purposes of calculating its NAV, such investments will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board or persons acting at their direction believe reflects fair value. Fair valuation may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of the Fund’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Board or persons acting at their direction would accurately reflect the price that the Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Fund may differ from the value that would be realized if the securities were sold. The Fund’s use of fair valuation may also help to deter “stale price arbitrage” as discussed under the “Abusive Trading Practices” section in the Fund’s prospectus.

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Notes to Financial Statements (Cont.)

(b) Fair Value Hierarchy  U.S. GAAP describes fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

∎	Level 1 — Quoted prices in active markets or exchanges for identical assets and liabilities.

∎

Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

∎

Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

Assets or liabilities categorized as Level 2 or 3 as of period end have been transferred between Levels 2 and 3 since the prior period due to changes in the method utilized in valuing the investments. Transfers from Level 2 to Level 3 are a result of a change, in the normal course of business, from the use of methods used by Pricing Services (Level 2) to the use of a Broker Quote or valuation technique which utilizes significant unobservable inputs due to an absence of current or reliable market-based data (Level 3). Transfers from Level 3 to Level 2 are a result of the availability of current and reliable market-based data provided by Pricing Services or other valuation techniques which utilize significant observable inputs. In accordance with the requirements of U.S. GAAP, the amounts of transfers into and out of Level 3, if material, are disclosed in the Notes to Consolidated Schedule of Investments for the Fund.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers into and out of the Level 3 category during the period. The end of period value is used for the transfers between Levels of the Fund’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Consolidated Schedule of Investments for the Fund.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1 and Level 2 trading assets and trading liabilities, at fair value  The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred

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securities and non-U.S. bonds are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The Pricing Services’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using Pricing Services that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment companies (other than ETFs) will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted.

Equity exchange-traded options and over the counter financial derivative instruments, such as forward foreign currency contracts and options contracts derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established market makers or Pricing Services (normally determined as of the NYSE Close). Depending on the product and the terms of the transaction, financial derivative instruments can be valued by Pricing

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Notes to Financial Statements (Cont.)

Services using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps and over the counter swaps derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. They are valued using a broker-dealer bid quotation or on market-based prices provided by Pricing Services (normally determined as of the NYSE Close). Centrally cleared swaps and over the counter swaps can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models may use inputs that are observed from actively quoted markets such as the overnight index swap rate, London Interbank Offered Rate forward rate, interest rates, yield curves and credit spreads. These securities are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair value  When a fair valuation method is applied by the Adviser that uses significant unobservable inputs, investments will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy. The valuation techniques and significant inputs used in determining the fair values of portfolio assets and liabilities categorized as Level 3 of the fair value hierarchy are as follows:

Proxy pricing procedures set the base price of a fixed income security and subsequently adjust the price proportionally to market value changes of a pre-determined security deemed to be comparable in duration, generally a U.S. Treasury or sovereign note based on country of issuance. The base price may be a broker-dealer quote, transaction price, or an internal value as derived by analysis of market data. The base price of the security may be reset on a periodic basis based on the availability of market data and procedures approved by the Valuation Oversight Committee. Significant changes in the unobservable inputs of the proxy pricing process (the base price) would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

If third-party evaluated vendor pricing is not available or not deemed to be indicative of fair value, the Adviser may elect to obtain indicative market quotations directly from the broker-dealer or passed-through Broker Quotes from a third-party vendor. In the event that fair value is based upon a single sourced Broker Quote, these securities are categorized as Level 3 of the fair value hierarchy. Broker Quotes are typically received from established market participants. Although independently received, the Adviser does not have the transparency to view the underlying inputs which support the market quotation. Significant changes in the Broker Quote would have direct and proportional changes in the fair value of the security.

Discounted cash flow valuation uses an internal analysis based on the Adviser’s expectation of future income and expenses, capital structure, exit multiples of a security, and other unobservable inputs which may include contractual and factual loan factors, estimated future payments and credit rating. Significant changes in the unobservable inputs of the models would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

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Market comparable valuation estimates fair value by applying a valuation multiple to a key performance metric of the company, which may include unobservable inputs such as earnings before interest, taxes, depreciation and amortization (“EBITDA”), the Adviser’s assumptions regarding comparable companies and non-public statements from the underlying company. Significant changes in the unobservable inputs would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

Reference instrument valuation estimates fair value by utilizing the correlation of the security to one or more broad-based securities, market indices, and/or other financial instruments, whose pricing information is readily available. Unobservable inputs may include those used in algorithm formulas based on percentage change in the reference instruments and/or weights of each reference instrument. Significant changes in the unobservable inputs would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

Market based valuation estimates fair value by projecting the company’s market value, which may include unobservable inputs such as estimated recovery on assets. Significant changes in the unobservable inputs would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

Securities may be valued based on purchase prices of privately negotiated transactions. Significant changes in the unobservable inputs would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

Short-term debt instruments (such as commercial paper) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost value of such short-term debt instruments is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. These securities are categorized as Level 2 or Level 3 of the fair value hierarchy depending on the source of the base price.

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Affiliates

The Fund may invest in the PIMCO Short Asset Portfolio and the PIMCO Short-Term Floating NAV Portfolio III (“Central Funds”) to the extent permitted by the Act and rules thereunder. The Central Funds are registered investment companies created for use solely by the series of the Trust and other series of registered investment companies advised by the Adviser, in connection with their cash management activities. The main investments of the Central Funds are money market and short maturity fixed income instruments. The Central Funds may incur expenses related to their investment activities, but do not pay Investment Advisory Fees or Supervisory and Administrative Fees to the Adviser. The Central Funds are considered to be affiliated with the Fund. A complete schedule of portfolio holdings for each affiliate fund is filed with the SEC for the first and third quarters of each fiscal year on Form N-PORT and is available at the SEC’s website at www.sec.gov. A copy of each affiliate fund’s shareholder report is also available at the SEC’s website at www.sec.gov, on the Funds’ website at www.pimco.com, or upon request, as applicable. The table below shows the

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Notes to Financial Statements (Cont.)

Fund’s transactions in and earnings from investments in the affiliated Fund for the period ended March 31, 2021 (amounts in thousands†):

Investment in PIMCO Short-Term Floating NAV Portfolio III

Market Value 03/31/2020	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 03/31/2021	Dividend Income(1)	Realized Net Capital Gain Distributions(1)

$868,067	$74,397,374	$(70,837,200)	$14,051	$2,950	$4,445,242	$17,334	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)

The tax characterization of distributions is determined in accordance with Federal income tax regulations and may contain a return of capital. The actual tax characterization of distributions received is determined at the end of the fiscal year of the affiliated fund. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

An affiliate includes any company in which the Fund owns 5% or more of the company’s outstanding voting shares. The table below represents transactions in and earnings from these affiliated issuers at March 31, 2021 (amounts in thousands†, except number of shares).

Security Name	Market Value at 03/31/2020	Purchases at cost	Proceeds from Sale	Net Realized Gain/(Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value at 03/31/2021	Dividend Income	Shares Held at 03/31/2021
Clear Channel Outdoor Holdings, Inc.	$32,435	$0	$0	$0	$58,788	$91,223	$0	50,679,773
iHeartMedia, Inc. ‘A’	20,582	119,157	0	0	23,320	163,059	0	8,983,980
iHeartMedia, Inc. ‘B’	0	235,946	0	0	(36,423)	199,523	0	12,214,441
Neiman Marcus Group Ltd. LLC	0	29,624	0	0	63,071	92,695	0	919,864
Noble Corp.	0	33,696	0	0	17,546	51,242	0	2,892,309
Pacific Drilling SA	0	23,908	0	0	1,708	25,616	0	227,694
Sierra Hamilton Holder LLC	153	0	0	0	(152)	1	0	15,369,768

†	A zero balance may reflect actual amounts rounding to less than one thousand.

(b) Investments in Securities

The Fund may utilize the investments and strategies described below to the extent permitted by the Fund’s investment policies.

Delayed-Delivery Transactions  involve a commitment by the Fund to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery transactions are outstanding, the Fund will designate or

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receive as collateral liquid assets in an amount sufficient to meet the purchase price or respective obligations. When purchasing a security on a delayed-delivery basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its NAV. The Fund may dispose of or renegotiate a delayed-delivery transaction after it is entered into, which may result in a realized gain (loss). When the Fund has sold a security on a delayed-delivery basis, the Fund does not participate in future gains (losses) with respect to the security.

Inflation-Indexed Bonds  are fixed income securities whose principal value is periodically adjusted by the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Consolidated Statement of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury Inflation-Protected Securities. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Loans and Other Indebtedness, Loan Participations and Assignments  are direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. The Fund’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties or investments in or originations of loans by the Fund. A loan is often administered by a bank or other financial institution (the “agent”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. The Fund may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. When the Fund purchases assignments from agents it acquires direct rights against the borrowers of the loans. These loans may include participations in bridge loans, which are loans taken out by borrowers for a short period (typically less than one year) pending arrangement of more permanent financing through, for example, the issuance of bonds, frequently high yield bonds issued for the purpose of acquisitions.

The types of loans and related investments in which the Fund may invest include, among others, senior loans, subordinated loans (including second lien loans, B-Notes and mezzanine loans), whole loans, commercial real estate and other commercial loans and structured loans. The Fund may originate loans or acquire direct interests in loans through primary loan distributions and/or in private transactions. In the case of subordinated loans, there may be significant indebtedness ranking ahead of the borrower’s obligation to the holder of such a loan, including in the event of the borrower’s insolvency. Mezzanine loans are typically secured by a pledge of an equity interest in the mortgage borrower that owns the real estate rather than an interest in a mortgage.

Investments in loans may include unfunded loan commitments, which are contractual obligations for funding. Unfunded loan commitments may include revolving credit facilities, which may obligate the Fund to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full, even though a percentage of the committed amount may not be utilized by the borrower. When investing in a loan participation, the Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the agent selling the loan agreement

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Notes to Financial Statements (Cont.)

and only upon receipt of payments by the agent from the borrower. The Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a loan. In certain circumstances, the Fund may receive a penalty fee upon the prepayment of a loan by a borrower. Fees earned or paid are recorded as a component of interest income or interest expense, respectively, on the Consolidated Statement of Operations. Unfunded loan commitments are reflected as a liability on the Consolidated Statement of Assets and Liabilities.

Mortgage-Related and Other Asset-Backed Securities  directly or indirectly represent a participation in, or are secured by and payable from, loans on real property. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. These securities provide a monthly payment which consists of both interest and principal. Interest may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Many of the risks of investing in mortgage-related securities secured by commercial mortgage loans reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make lease payments, and the ability of a property to attract and retain tenants. These securities may be less liquid and may exhibit greater price volatility than other types of mortgage-related or other asset-backed securities. Other asset-backed securities are created from many types of assets, including, but not limited to, auto loans, accounts receivable, such as credit card receivables and hospital account receivables, home equity loans, student loans, boat loans, mobile home loans, recreational vehicle loans, manufactured housing loans, aircraft leases, computer leases and syndicated bank loans.

Collateralized Debt Obligations  (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which the Fund invests. In addition to the normal risks associated with fixed income securities discussed elsewhere in this report and the Fund’s prospectus and statement of additional information (e.g., prepayment risk, credit risk, liquidity risk, market risk, structural risk, legal risk and interest rate risk (which may be exacerbated if the interest rate payable on a structured financing changes based on multiples of changes in interest rates or inversely to changes in interest rates)), CBOs, CLOs and other CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the quality of the collateral may decline in value or default, (iii) the risk that the Fund may invest in CBOs, CLOs, or other CDOs that are subordinate to

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other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Collateralized Mortgage Obligations  (“CMOs”) are debt obligations of a legal entity that are collateralized by whole mortgage loans or private mortgage bonds and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches”, with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

Stripped Mortgage-Backed Securities  (“SMBS”) are derivative multi-class mortgage securities. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. An SMBS will have one class that will receive all of the interest (the interest-only or “IO” class), while the other class will receive the entire principal (the principal-only or “PO” class). Payments received for IOs are included in interest income on the Consolidated Statement of Operations. Because no principal will be received at the maturity of an IO, adjustments are made to the cost of the security on a monthly basis until maturity. These adjustments are included in interest income on the Consolidated Statement of Operations. Payments received for POs are treated as reductions to the cost and par value of the securities.

Payment In-Kind Securities  may give the issuer the option at each interest payment date of making interest payments in either cash and/or additional debt securities. Those additional debt securities usually have the same terms, including maturity dates and interest rates, and associated risks as the original bonds. The daily market quotations of the original bonds may include the accrued interest (referred to as a dirty price) and require a pro rata adjustment from the unrealized appreciation (depreciation) on investments to interest receivable on the Consolidated Statement of Assets and Liabilities.

Perpetual Bonds  are fixed income securities with no maturity date but pay a coupon in perpetuity (with no specified ending or maturity date). Unlike typical fixed income securities, there is no obligation for perpetual bonds to repay principal. The coupon payments, however, are mandatory. While perpetual bonds have no maturity date, they may have a callable date in which the perpetuity is eliminated and the issuer may return the principal received on the specified call date. Additionally, a perpetual bond may have additional features, such as interest rate increases at periodic dates or an increase as of a predetermined point in the future.

Real Estate Investment Trusts  (“REITs”) are pooled investment vehicles that own, and typically operate, income-producing real estate. If a REIT meets certain requirements, including distributing to shareholders substantially all of its taxable income (other than net capital gains), then it is not taxed on the income distributed to shareholders. Distributions received from REITs may be characterized as income, capital gain or a return of capital. A return of capital is recorded by the Fund as a reduction to the cost basis of its investment in the REIT. REITs are subject to management fees and other expenses, and so to the extent the Fund invests in REITs, the Fund will bear its proportionate share of the costs of the REITs’ operations.

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Restricted Investments  are subject to legal or contractual restrictions on resale and may generally be sold privately, but may be required to be registered or exempted from such registration before being sold to the public. Private placement securities are generally considered to be restricted except for those securities traded between qualified institutional investors under the provisions of Rule 144A of the Securities Act of 1933. Disposal of restricted investments may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult to achieve. Restricted investments held by the Fund at March 31, 2021, as applicable, are disclosed in the Notes to Consolidated Schedule of Investments.

Securities Issued by U.S. Government Agencies or Government-Sponsored Enterprises  are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association, are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities which do not distribute interest on a current basis and tend to be subject to a greater risk than interest-paying securities of similar maturities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

In June 2019, FNMA and FHLMC started issuing Uniform Mortgage Backed Securities in place of their current offerings of TBA-eligible securities (the “Single Security Initiative”). The Single Security Initiative seeks to support the overall liquidity of the TBA market and aligns the characteristics of FNMA and FHLMC certificates. The effects that the Single Security Initiative may have on the market for TBA and other mortgage-backed securities are uncertain.

Roll-timing strategies can be used where the Fund seeks to extend the expiration or maturity of a position, such as a TBA security on an underlying asset, by closing out the position before expiration and opening a new position with respect to substantially the same underlying asset with a later expiration date. TBA securities purchased or sold are reflected on the Consolidated Statement of Assets and Liabilities as an asset or liability, respectively.

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Warrants  are securities that are usually issued together with a debt security or preferred security and that give the holder the right to buy a proportionate amount of common stock at a specified price. Warrants normally have a life that is measured in years and entitle the holder to buy common stock of a company at a price that is usually higher than the market price at the time the warrant is issued. Warrants may entail greater risks than certain other types of investments. Generally, warrants do not carry the right to receive dividends or exercise voting rights with respect to the underlying securities, and they do not represent any rights in the assets of the issuer. In addition, their value does not necessarily change with the value of the underlying securities, and they cease to have value if they are not exercised on or before their expiration date. If the market price of the underlying stock does not exceed the exercise price during the life of the warrant, the warrant will expire worthless. Warrants may increase the potential profit or loss to be realized from the investment as compared with investing the same amount in the underlying securities. Similarly, the percentage increase or decrease in the value of an equity security warrant may be greater than the percentage increase or decrease in the value of the underlying common stock. Warrants may relate to the purchase of equity or debt securities. Debt obligations with warrants attached to purchase equity securities have many characteristics of convertible securities and their prices may, to some degree, reflect the performance of the underlying stock. Debt obligations also may be issued with warrants attached to purchase additional debt securities at the same coupon rate. A decline in interest rates would permit the Fund to sell such warrants at a profit. If interest rates rise, these warrants would generally expire with no value.

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Fund may enter into the borrowings and other financing transactions described below to the extent permitted by the Fund’s investment policies.

The following disclosures contain information on the Fund’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by the Fund. The location of these instruments in the Fund’s financial statements is described below.

(a) Repurchase Agreements  Under the terms of a typical repurchase agreement, the Fund purchases an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time. In an open maturity repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Fund or counterparty at any time. The underlying securities for all repurchase agreements are held by the Fund’s custodian or designated subcustodians under tri-party repurchase agreements and in certain instances will remain in custody with the counterparty. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Repurchase agreements, if any, including accrued interest, are included on the Consolidated Statement of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Consolidated Statement of Operations. In periods of increased demand for collateral, the Fund may pay a fee for the receipt of collateral, which may result in interest expense to the Fund.

(b) Reverse Repurchase Agreements  In a reverse repurchase agreement, the Fund delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and

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date. In an open maturity reverse repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Fund or counterparty at any time. The Fund is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by the Fund to counterparties are reflected as a liability on the Consolidated Statement of Assets and Liabilities. Interest payments made by the Fund to counterparties are recorded as a component of interest expense on the Consolidated Statement of Operations. In periods of increased demand for the security, the Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund. The Fund will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under reverse repurchase agreements.

(c) Sale-Buybacks  A sale-buyback financing transaction consists of a sale of a security by the Fund to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed-upon price and date. The Fund is not entitled to receive principal and interest payments, if any, made on the security sold to the counterparty during the term of the agreement. The agreed-upon proceeds for securities to be repurchased by the Fund are reflected as a liability on the Consolidated Statement of Assets and Liabilities. The Fund will recognize net income represented by the price differential between the price received for the transferred security and the agreed-upon repurchase price. This is commonly referred to as the ‘price drop’. A price drop consists of (i) the foregone interest and inflationary income adjustments, if any, the Fund would have otherwise received had the security not been sold and (ii) the negotiated financing terms between the Fund and counterparty. Foregone interest and inflationary income adjustments, if any, are recorded as components of interest income on the Consolidated Statement of Operations. Interest payments based upon negotiated financing terms made by the Fund to counterparties are recorded as a component of interest expense on the Consolidated Statement of Operations. In periods of increased demand for the security, the Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund. The Fund will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under sale-buyback transactions.

(d) Short Sales  Short sales are transactions in which the Fund sells a security that it may not own. The Fund may make short sales of securities to (i) offset potential declines in long positions in similar securities, (ii) to increase the flexibility of the Fund, (iii) for investment return, (iv) as part of a risk arbitrage strategy, and (v) as part of its overall portfolio management strategies involving the use of derivative instruments. When the Fund engages in a short sale, it may borrow the security sold short and deliver it to the counterparty. The Fund will ordinarily have to pay a fee or premium to borrow a security and be obligated to repay the lender of the security any dividend or interest that accrues on the security during the period of the loan. Securities sold in short sale transactions and the dividend or interest payable on such securities, if any, are reflected as payable for short sales on the Consolidated Statement of Assets and Liabilities. Short sales expose the Fund to the risk that it will be required to cover its short position at a time when the security or other asset has appreciated in value, thus resulting in losses to the Fund. A short sale is “against the box” if the Fund holds in its portfolio or has the right to acquire the security sold short, or securities identical to the security sold short, at no additional cost. The Fund will be subject to additional risks to the extent that it engages

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in short sales that are not “against the box.” The Fund’s loss on a short sale could theoretically be unlimited in cases where the Fund is unable, for whatever reason, to close out its short position.

(e) Interfund Lending  In accordance with an exemptive order (the “Order”) from the SEC, each Fund of the Trust may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by each Fund’s investment policies and restrictions. Each Fund is currently permitted to borrow under the Interfund Lending Program. A lending fund may lend in aggregate up to 15% of its current net assets at the time of the interfund loan, but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing fund may not borrow through the Interfund Lending Program or from any other source if its total outstanding borrowings immediately after the borrowing would be more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interfund loan rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

On March 23, 2020, the SEC issued an exemptive order (the “Temporary Order”) to provide temporary relief to each Fund of the Trust in relation to the Interfund Lending Program, and the Board has authorized the Funds to rely on the Temporary Order. With respect to interfund lending, the Temporary Order permitted, under certain conditions, a lending fund to lend in aggregate up to 25% of its current net assets at the time of the interfund loan and to make interfund loans with term limits of up to the expiration of the Temporary Order, notwithstanding the current limit of seven business days under the Order. The SEC provided notice in April 2021 that the Temporary Order would be terminated on April 30, 2021.

During the period ended March 31, 2021, the Fund did not participate in the Interfund Lending Program.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The Fund may enter into the financial derivative instruments described below to the extent permitted by the Fund’s investment policies.

The following disclosures contain information on how and why the Fund uses financial derivative instruments, and how financial derivative instruments affect the Fund’s financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Consolidated Statement of Assets and Liabilities and the net realized gain (loss) and net change in unrealized appreciation (depreciation) on the Consolidated Statement of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Consolidated Schedule of Investments. The financial derivative instruments outstanding as of period end and the amounts of net realized gain (loss) and net change in unrealized appreciation (depreciation) on financial derivative instruments during the period, as disclosed in the Notes to Consolidated Schedule of Investments, serve as indicators of the volume of financial derivative activity for the Fund.

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Notes to Financial Statements (Cont.)

(a) Forward Foreign Currency Contracts  may be engaged, in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the Fund’s securities or as part of an investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily, and the change in value is recorded by the Fund as an unrealized gain (loss). Realized gains (losses) are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed and are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain (loss) reflected on the Consolidated Statement of Assets and Liabilities. In addition, the Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. To mitigate such risk, cash or securities may be exchanged as collateral pursuant to the terms of the underlying contracts.

(b) Futures Contracts  are agreements to buy or sell a security or other asset for a set price on a future date and are traded on an exchange. The Fund may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Fund and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Fund is required to deposit with its futures broker an amount of cash, U.S. Government and Agency Obligations, or select sovereign debt, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and based on such movements in the price of the contracts, an appropriate payable or receivable for the change in value may be posted or collected by the Fund (“Futures Variation Margin”). Futures Variation Margins, if any, are disclosed within centrally cleared financial derivative instruments on the Consolidated Statement of Assets and Liabilities. Gains (losses) are recognized but not considered realized until the contracts expire or close. Futures contracts involve, to varying degrees, risk of loss in excess of the Futures Variation Margin included within exchange traded or centrally cleared financial derivative instruments on the Consolidated Statement of Assets and Liabilities.

(c) Options Contracts  may be written or purchased to enhance returns or to hedge an existing position or future investment. The Fund may write call and put options on securities and financial derivative instruments it owns or in which it may invest. Writing put options tends to increase the Fund’s exposure to the underlying instrument. Writing call options tends to decrease the Fund’s exposure to the underlying instrument. When the Fund writes a call or put, an amount equal to the premium received is recorded and subsequently marked to market to reflect the current value of the option written. These amounts are included on the Consolidated Statement of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain (loss). Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The Fund as a writer of an option has no control over whether the underlying instrument may be sold (“call”) or purchased (“put”) and as a result bears the market risk of an unfavorable change in the

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price of the instrument underlying the written option. There is the risk the Fund may not be able to enter into a closing transaction because of an illiquid market.

Purchasing call options tends to increase the Fund’s exposure to the underlying instrument. Purchasing put options tends to decrease the Fund’s exposure to the underlying instrument. The Fund pays a premium which is included as an asset on the Consolidated Statement of Assets and Liabilities and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain (loss) when the underlying transaction is executed.

Credit Default Swaptions  may be written or purchased to hedge exposure to the credit risk of an investment without making a commitment to the underlying instrument. A credit default swaption is an option to sell or buy credit protection on a specific reference by entering into a pre-defined swap agreement by some specified date in the future.

Foreign Currency Options  may be written or purchased to be used as a short or long hedge against possible variations in foreign exchange rates or to gain exposure to foreign currencies.

Interest Rate Swaptions  may be written or purchased to enter into a pre-defined swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, by some specified date in the future. The writer of the swaption becomes the counterparty to the swap if the buyer exercises. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise.

Options on Exchange-Traded Futures Contracts  (“Futures Option”) may be written or purchased to hedge an existing position or future investment, for speculative purposes or to manage exposure to market movements. A Futures Option is an option contract in which the underlying instrument is a single futures contract.

Options on Securities  may be written or purchased to enhance returns or to hedge an existing position or future investment. An option on a security uses a specified security as the underlying instrument for the option contract.

(d) Swap Agreements  are bilaterally negotiated agreements between the Fund and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements may be privately negotiated in the over the counter market (“OTC swaps”) or may be cleared through a third party, known as a central counterparty or derivatives clearing organization (“Centrally Cleared Swaps”). The Fund may enter into asset, credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in

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Notes to Financial Statements (Cont.)

accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Centrally Cleared Swaps are marked to market daily based upon valuations as determined from the underlying contract or in accordance with the requirements of the central counterparty or derivatives clearing organization. Changes in market value, if any, are reflected as a component of net change in unrealized appreciation (depreciation) on the Consolidated Statement of Operations. Daily changes in valuation of centrally cleared swaps (“Swap Variation Margin”), if any, are disclosed within centrally cleared financial derivative instruments on the Consolidated Statement of Assets and Liabilities. Centrally Cleared and OTC swap payments received or paid at the beginning of the measurement period are included on the Consolidated Statement of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Upfront premiums received (paid) are initially recorded as liabilities (assets) and subsequently marked to market to reflect the current value of the swap. These upfront premiums are recorded as realized gain (loss) on the Consolidated Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain (loss) on the Consolidated Statement of Operations. Net periodic payments received or paid by the Fund are included as part of realized gain (loss) on the Consolidated Statement of Operations.

For purposes of applying certain of the Fund’s investment policies and restrictions, swap agreements, like other derivative instruments, may be valued by the Fund at market value, notional value or full exposure value. In the case of a credit default swap, in applying certain of the Fund’s investment policies and restrictions, the Fund will value the credit default swap at its notional value or its full exposure value (i.e., the sum of the notional amount for the contract plus the market value), but may value the credit default swap at market value for purposes of applying certain of the Fund’s other investment policies and restrictions. For example, the Fund may value credit default swaps at full exposure value for purposes of the Fund’s credit quality guidelines (if any) because such value in general better reflects the Fund’s actual economic exposure during the term of the credit default swap agreement. As a result, the Fund may, at times, have notional exposure to an asset class (before netting) that is greater or lesser than the stated limit or restriction noted in the Fund’s prospectus. In this context, both the notional amount and the market value may be positive or negative depending on whether the Fund is selling or buying protection through the credit default swap. The manner in which certain securities or other instruments are valued by the Fund for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

Entering into swap agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Consolidated Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates or the values of the asset upon which the swap is based.

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The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk may be mitigated by having a master netting arrangement between the Fund and the counterparty and by the posting of collateral to the Fund to cover the Fund’s exposure to the counterparty.

To the extent the Fund has a policy to limit the net amount owed to or to be received from a single counterparty under existing swap agreements, such limitation only applies to counterparties to OTC swaps and does not apply to centrally cleared swaps where the counterparty is a central counterparty or derivatives clearing organization.

Credit Default Swap Agreements  on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues are entered into to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Fund owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event that the referenced entity, obligation or index, as specified in the swap agreement, undergoes a certain credit event. As a seller of protection on credit default swap agreements, the Fund will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap.

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event).

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the

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Notes to Financial Statements (Cont.)

credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. The Fund may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are instruments for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues as of period end, if any, are disclosed in the Notes to Consolidated Schedule of Investments. They serve as an indicator of the current status of payment/performance risk and represent the likelihood or risk of default for the reference entity. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that the Fund as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of period end for which the Fund is the seller of protection are disclosed in the Notes to Consolidated Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Fund for the same referenced entity or entities.

Interest Rate Swap Agreements  may be entered into to help hedge against interest rate risk exposure and to maintain the Fund’s ability to generate income at prevailing market rates. The value of the fixed rate bonds that the Fund holds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Fund may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by the Fund with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under

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which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the buyer pays an upfront fee in consideration for the right to early terminate the swap transaction in whole, at zero cost and at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets.

7. PRINCIPAL AND OTHER RISKS

(a) Principal Risks

The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are listed below.

Please see “Description of Principal Risks” in the Fund’s prospectus for a more detailed description of the risks of investing in the Fund.

Interest Rate Risk  is the risk that fixed income securities will decline in value because of an increase in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration.

Call Risk  is the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer’s credit quality). If an issuer calls a security that the Fund has invested in, the Fund may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features.

Credit Risk  is the risk that the Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to meet its financial obligations.

High Yield Risk  is the risk that high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) are subject to greater levels of credit, call and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments and may be more volatile than higher-rated securities of similar maturity.

Market Risk  is the risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries.

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Issuer Risk  is the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

Liquidity Risk  is the risk that a particular investment may be difficult to purchase or sell and that the Fund may be unable to sell illiquid investments at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income funds may be higher than normal, causing increased supply in the market due to selling activity.

Derivatives Risk  is the risk of investing in derivative instruments (such as futures, swaps and structured securities), including leverage, liquidity, interest rate, market, credit and management risks, and valuation complexity. Changes in the value of a derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and the Fund could lose more than the initial amount invested. The Fund’s use of derivatives may result in losses to the Fund, a reduction in the Fund’s returns and/or increased volatility. Over-the-counter (“OTC”) derivatives are also subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally-cleared derivative transactions might not be available for OTC derivatives. The primary credit risk on derivatives that are exchange-traded or traded through a central clearing counterparty resides with the Fund’s clearing broker, or the clearinghouse. Changes in regulation relating to a mutual fund’s use of derivatives and related instruments could potentially limit or impact the Fund’s ability to invest in derivatives, limit the Fund’s ability to employ certain strategies that use derivatives and/or adversely affect the value of derivatives and the Fund’s performance.

Equity Risk  is the risk that the value of equity securities, such as common stocks and preferred securities, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities.

Mortgage-Related and Other Asset-Backed Securities Risk  is the risk of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk, prepayment risk and credit risk.

Foreign (Non-U.S.) Investment Risk  is the risk that investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, increased risk of delayed settlement of portfolio transactions or loss of certificates of portfolio securities, and the risk of unfavorable foreign government actions, including nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers.

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Emerging Markets Risk  is the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk.

Sovereign Debt Risk  is the risk that investments in fixed income instruments issued by sovereign entities may decline in value as a result of default or other adverse credit event resulting from an issuer’s inability or unwillingness to make principal or interest payments in a timely fashion.

Currency Risk  is the risk that foreign (non-U.S.) currencies will change in value relative to the U.S. dollar and affect the Fund’s investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies.

Leveraging Risk  is the risk that certain transactions of the Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing the Fund to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss.

Management Risk  is the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that actual or potential conflicts of interest, legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing the Fund and may cause PIMCO to restrict or prohibit participation in certain investments. There is no guarantee that the investment objective of the Fund will be achieved.

Short Exposure Risk  is the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale will not fulfill its contractual obligations, causing a loss to the Fund.

Distribution Rate Risk  is the risk that the Fund’s distribution rate may change unexpectedly as a result of numerous factors, including changes in realized and projected market returns, fluctuations in market interest rates, Fund performance and other factors.

Contingent Convertible Securities Risk  is the risk of investing in contingent convertible securities, including the risk that interest payments will be cancelled by the issuer or a regulatory authority, the risk of ranking junior to other creditors in the event of a liquidation or other bankruptcy-related event as a result of holding subordinated debt, the risk of the Fund’s investment becoming further subordinated as a result of conversion from debt to equity, the risk that principal amount due can be written down to a lesser amount, and the general risks applicable to fixed income investments, including interest rate risk, credit risk, market risk and liquidity risk, any of which could result in losses to the Fund.

LIBOR Transition Risk  is the risk related to the anticipated discontinuation of the London Interbank Offered Rate (“LIBOR”) by the end of 2021. Certain instruments held by the Fund rely in some fashion upon LIBOR. Although the transition process away from LIBOR has become increasingly well-defined in advance of the anticipated discontinuation date, there remains uncertainty regarding the nature of any replacement rate, and any potential effects of the transition away from LIBOR on the Fund or on

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Notes to Financial Statements (Cont.)

certain instruments in which the Fund invests can be difficult to ascertain. The transition process may involve, among other things, increased volatility or illiquidity in markets for instruments that currently rely on LIBOR and may result in a reduction in value of certain instruments held by the Fund.

(b) Other Risks

In general, the Fund may be subject to additional risks, including, but not limited to, risks related to government regulation and intervention in financial markets, operational risks, risks associated with financial, economic and global market disruptions, and cybersecurity risks. Please see the Fund’s prospectus and Statement of Additional Information for a more detailed description of the risks of investing in the Fund. Please see the Important Information section of this report for additional discussion of certain regulatory and market developments that may impact the Fund’s performance.

Market Disruption Risk  The Fund is subject to investment and operational risks associated with financial, economic and other global market developments and disruptions, including those arising from war, terrorism, market manipulation, government interventions, defaults and shutdowns, political changes or diplomatic developments, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics) and natural/environmental disasters, which can all negatively impact the securities markets and cause the Fund to lose value. These events can also impair the technology and other operational systems upon which the Fund’s service providers, including PIMCO as the Fund’s investment adviser, rely, and could otherwise disrupt the Fund’s service providers’ ability to fulfill their obligations to the Fund. For example, the recent spread of an infectious respiratory illness caused by a novel strain of coronavirus (known as COVID-19) has caused volatility, severe market dislocations and liquidity constraints in many markets, including markets for the securities the Fund holds, and may adversely affect the Fund’s investments and operations. Please see the Important Information section for additional discussion of the COVID-19 pandemic.

Government Intervention in Financial Markets  Federal, state, and other governments, their regulatory agencies, or self-regulatory organizations may take actions that affect the regulation of the instruments in which the Fund invests, or the issuers of such instruments, in ways that are unforeseeable. Legislation or regulation may also change the way in which the Fund itself is regulated. Such legislation or regulation could limit or preclude the Fund’s ability to achieve its investment objective. Furthermore, volatile financial markets can expose the Fund to greater market and liquidity risk and potential difficulty in valuing portfolio instruments held by the Fund. The value of the Fund’s holdings is also generally subject to the risk of future local, national, or global economic disturbances based on unknown weaknesses in the markets in which the Fund invests. In addition, it is not certain that the U.S. Government will intervene in response to a future market disturbance and the effect of any such future intervention cannot be predicted. It is difficult for issuers to prepare for the impact of future financial downturns, although companies can seek to identify and manage future uncertainties through risk management programs.

Regulatory Risk  Financial entities, such as investment companies and investment advisers, are generally subject to extensive government regulation and intervention. Government regulation and/or intervention may change the way the Fund is regulated, affect the expenses incurred directly by the Fund and the value of its investments, and limit and/or preclude the Fund’s ability to achieve its investment objective. Government regulation may change frequently and may have significant adverse consequences. Moreover, government regulation may have unpredictable and unintended effects.

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Operational Risk  An investment in the Fund, like any fund, can involve operational risks arising from factors such as processing errors, human errors, inadequate or failed internal or external processes, failures in systems and technology, changes in personnel and errors caused by third-party service providers. The occurrence of any of these failures, errors or breaches could result in a loss of information, regulatory scrutiny, reputational damage or other events, any of which could have a material adverse effect on the Fund. While the Fund seeks to minimize such events through controls and oversight, there may still be failures that could cause losses to the Fund.

Cyber Security Risk  As the use of technology has become more prevalent in the course of business, the Fund has become potentially more susceptible to operational and information security risks resulting from breaches in cyber security. A breach in cyber security refers to both intentional and unintentional cyber events that may, among other things, cause the Fund to lose proprietary information, suffer data corruption and/or destruction or lose operational capacity, result in the unauthorized release or other misuse of confidential information, or otherwise disrupt normal business operations. Cyber security failures or breaches may result in financial losses to the Fund and its shareholders. These failures or breaches may also result in disruptions to business operations, potentially resulting in financial losses; interference with the Fund’s ability to calculate its net asset value, process shareholder transactions or otherwise transact business with shareholders; impediments to trading; violations of applicable privacy and other laws; regulatory fines; penalties; reputational damage; reimbursement or other compensation costs; additional compliance and cyber security risk management costs and other adverse consequences. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future.

8. MASTER NETTING ARRANGEMENTS

The Fund may be subject to various netting arrangements (“Master Agreements”) with select counterparties. Master Agreements govern the terms of certain transactions, and are intended to reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that is intended to improve legal certainty. Each type of Master Agreement governs certain types of transactions. Different types of transactions may be traded out of different legal entities or affiliates of a particular organization, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow the Fund to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single Master Agreement with a counterparty. For financial reporting purposes the Consolidated Statement of Assets and Liabilities generally presents derivative assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under most Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other securities may be used depending on the terms outlined in the applicable Master Agreement. Securities and cash pledged as collateral are reflected as assets on the

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Notes to Financial Statements (Cont.)

Consolidated Statement of Assets and Liabilities as either a component of Investments at value (securities) or Deposits with counterparty. Cash collateral received is not typically held in a segregated account and as such is reflected as a liability on the Consolidated Statement of Assets and Liabilities as Deposits from counterparty. The market value of any securities received as collateral is not reflected as a component of NAV. The Fund’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and certain sale-buyback transactions between the Fund and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Consolidated Schedule of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern certain forward settling transactions, such as TBA securities, delayed-delivery or certain sale-buyback transactions by and between the Fund and select counterparties. The Master Forward Agreements maintain provisions for, among other things, transaction initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Consolidated Schedule of Investments.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Such transactions require posting of initial margin as determined by each relevant clearing agency which is segregated in an account at a futures commission merchant (“FCM”) registered with the Commodity Futures Trading Commission. In the United States, counterparty risk may be reduced as creditors of an FCM cannot have a claim to Fund assets in the segregated account. Portability of exposure reduces risk to the Fund. Variation margin, or changes in market value, are generally exchanged daily, but may not be netted between futures and cleared OTC derivatives unless the parties have agreed to a separate arrangement in respect of portfolio margining. The market value or accumulated unrealized appreciation (depreciation), initial margin posted, and any unsettled variation margin as of period end are disclosed in the Notes to Consolidated Schedule of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern bilateral OTC derivative transactions entered into by the Fund with select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral posting and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. The ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level or as required by regulation. Similarly, if required by regulation, the Fund may be required to post additional collateral beyond coverage of daily exposure. These amounts, if any, may (or if required by law, will) be

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segregated with a third-party custodian. To the extent the Fund is required by regulation to post additional collateral beyond coverage of daily exposure, it could potentially incur costs, including in procuring eligible assets to meet collateral requirements, associated with such posting. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Consolidated Schedule of Investments.

9. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Fund at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate as noted in the table in note (b) below.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs.

The Investment Advisory Fee and Supervisory and Administrative Fees for all classes, as applicable, are charged at the annual rate as noted in the following table (calculated as a percentage of the Fund’s average daily net assets attributable to each class):

Investment Advisory Fee	Supervisory and Administrative Fee

All Classes	Institutional Class	I-2	I-3	Administrative Class	Class A	Class C	Class R

0.25%	0.25%	0.35%	0.45%(1)	0.25%	0.40%	0.40%	0.40%

(1)	PIMCO has contractually agreed, through July 31, 2021, to waive its supervisory and administrative fee for I-3 shares by 0.05% of the average daily net assets attributable to I-3 shares of the Fund.

(c) Distribution and Servicing Fees  PIMCO Investments LLC, a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares.

The Trust has adopted separate Distribution and Servicing Plans with respect to the Class A, Class C and Class R shares of the Trust pursuant to Rule 12b-1 under the Act. In connection with the distribution of Class C and Class R shares of the Trust, the Distributor receives distribution fees from the Trust of up to 0.75% for Class C shares and 0.25% for Class R shares, and in connection with personal services rendered to Class A, Class C and Class R shareholders and the maintenance of such shareholder accounts, the Distributor receives servicing fees from the Trust of up to 0.25% for each of Class A, Class C and Class R shares (percentages reflect annual rates of the average daily net assets attributable to the applicable class).

The Trust has adopted a Distribution and Servicing Plan with respect to the Administrative Class shares of the Fund pursuant to Rule 12b-1 under the Act (the “Administrative Class Plan”). Under the terms of the Administrative Class Plan, the Fund may compensate the Distributor for providing, or procuring through financial intermediaries, distribution, administrative, recordkeeping, shareholder and/or related services with respect to Administrative Class shares. The Administrative

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Notes to Financial Statements (Cont.)

Class Plan permits the Fund to make total payments at an annual rate of up to 0.25% of the average daily net assets attributable to the Administrative Class shares.

The Trust paid distribution and servicing fees at effective rates as noted in the following table (calculated as a percentage of the Fund’s average daily net assets attributable to each class):

	Allowable Rate

	Distribution Fee	Servicing Fee

Class A	—	0.25%

Class C	0.75%	0.25%

Class R	0.25%	0.25%

	Distribution and/or Servicing Fee

Administrative Class	0.25%

The Distributor also received the proceeds of the initial sales charges paid by the shareholders upon the purchase of Class A shares, except for the PIMCO Short Asset Investment Fund, and the contingent deferred sales charges paid by the shareholders upon certain redemptions of Class A and Class C shares, except for the PIMCO Government Money Market Fund and the PIMCO Short Asset Investment Fund. For the period ended March 31, 2021, the Distributor retained $5,518,745 representing commissions (sales charges) and contingent deferred sales charges from the Trust.

(d) Fund Expenses  PIMCO provides or procures supervisory and administrative services for shareholders and also bears the costs of various third-party services required by the Fund, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Trust is responsible for the following expenses: (i) taxes and governmental fees; (ii) brokerage fees and commissions and other portfolio transaction expenses; (iii) the costs of borrowing money, including interest expenses; (iv) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit (except the PIMCO All Asset and PIMCO All Asset All Authority Funds); (v) extraordinary expense, including costs of litigation and indemnification expenses; (vi) organizational expenses; and (vii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multi-Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual fund operating expenses per share class.

The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

(e) Expense Limitation  Pursuant to the Expense Limitation Agreement, PIMCO has agreed to waive a portion of the Fund’s Supervisory and Administrative Fee, or reimburse the Fund, to the extent that the Fund’s organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata share of Trustee Fees exceed 0.0049%, the “Expense Limit” (calculated as a percentage of the Fund’s average daily net assets attributable to each class). The

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Expense Limitation Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term.

In any month in which the supervision and administration agreement is in effect, PIMCO is entitled to reimbursement by the Fund of any portion of the supervisory and administrative fee waived or reimbursed pursuant to the Expense Limitation Agreement (the “Reimbursement Amount”) during the previous thirty-six months from the date of the waiver, provided that such amount paid to PIMCO will not: i) together with any organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata Trustee fees, exceed, for such month, the Expense Limit (or the amount of the expense limit in place at the time the amount being recouped was originally waived if lower than the Expense Limit); ii) exceed the total Reimbursement Amount; or iii) include any amounts previously reimbursed to PIMCO. At March 31, 2021, there were no recoverable amounts.

Pursuant to a Fee Waiver Agreement, PIMCO has contractually agreed, through July 31, 2021, to reduce its supervisory and administrative fee for I-3 shares by 0.05% of the average daily net assets attributable to I-3 shares of the Fund. This Fee Waiver Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term.

The waiver is reflected on the Consolidated Statement of Operations as a component of Waiver and/or Reimbursement by PIMCO. For the period ended March 31, 2021, the amount was $416,623.

10. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees paid to these parties are disclosed in Note 9, Fees and Expenses, and the accrued related party fee amounts are disclosed on the Consolidated Statement of Assets and Liabilities.

The Fund is permitted to purchase or sell securities from or to certain related affiliated funds under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that are, or could be, considered an affiliate, or an affiliate of an affiliate, by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 under the Act. Further, as defined under the procedures, each transaction is effected at the current market price. Purchases and sales of securities pursuant to Rule 17a-7 under the Act for the period ended March 31, 2021, were as follows (amounts in thousands†):

Purchases	Sales

$418,441	$1,379,245

†	A zero balance may reflect actual amounts rounding to less than one thousand.

11. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee or officer of the Trust is indemnified and each employee or other agent of the Trust (including the Trust’s investment manager) may be

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Notes to Financial Statements (Cont.)

indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts.

12. PURCHASES AND SALES OF SECURITIES

The length of time the Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Fund is known as “portfolio turnover.” The Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover may involve correspondingly greater transaction costs, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities, which are borne by the Fund. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates when distributed to shareholders). The transaction costs associated with portfolio turnover may adversely affect the Fund’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended March 31, 2021, were as follows (amounts in thousands†):

U.S. Government/Agency		All Other

Purchases	Sales	Purchases	Sales

$701,419,136	$694,922,522	$27,791,825	$14,292,192

†	A zero balance may reflect actual amounts rounding to less than one thousand.

13. SHARES OF BENEFICIAL INTEREST

The Trust may issue an unlimited number of shares of beneficial interest with a $0.01 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands†):

	Year Ended 03/31/2021		Year Ended 03/31/2020
	Shares	Amount	Shares	Amount

Receipts for shares sold

Institutional Class	2,358,127	$27,693,174	2,268,540	$27,181,807

I-2	1,018,221	11,931,076	1,392,465	16,680,392

I-3	60,291	706,872	54,245	643,177

Administrative Class	16,005	188,002	24,790	297,111

Class A	397,769	4,677,412	517,414	6,207,297

Class C	85,332	1,001,390	192,308	2,310,100

Class R	9,436	110,817	14,122	169,295

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	Year Ended 03/31/2021		Year Ended 03/31/2020
	Shares	Amount	Shares	Amount

Issued as reinvestment of distributions

Institutional Class	244,876	$2,867,920	308,761	$3,682,263

I-2	100,277	1,173,550	126,610	1,509,619

I-3	3,151	36,929	2,738	32,590

Administrative Class	1,613	18,872	2,133	25,433

Class A	56,223	657,160	80,976	966,128

Class C	21,648	252,656	30,654	365,596

Class R	1,802	21,062	2,317	27,618

Cost of shares redeemed

Institutional Class	(1,787,608)	(20,860,566)	(2,308,266)	(27,015,632)

I-2	(906,068)	(10,570,317)	(1,066,856)	(12,457,061)

I-3	(40,099)	(466,941)	(29,137)	(342,256)

Administrative Class	(16,440)	(192,865)	(24,868)	(293,571)

Class A	(466,903)	(5,468,739)	(903,882)	(10,710,417)

Class C	(244,655)	(2,885,941)	(195,501)	(2,311,407)

Class R	(12,621)	(147,526)	(10,556)	(123,859)

Net increase (decrease) resulting from Fund share transactions	900,377	$10,743,997	479,007	$6,844,223

†	A zero balance may reflect actual amounts rounding to less than one thousand.

14. BASIS FOR CONSOLIDATION

The consolidated financial statements include the accounts of the Fund and MLM 766, LLC, a Delaware limited liability company (the “Subsidiary”). Similarly, the consolidated Schedule of Investments includes the portfolio holdings of the Fund and the Subsidiary. All inter-company transactions and balances have been eliminated in consolidation. The Subsidiary was formed on April 30, 2018, as a wholly owned subsidiary of the Fund and acts as an investment vehicle in order to acquire residential mortgage loans consistent with the Fund’s investment objectives and policies. The net assets of MLM 766 as of period end represented 0.0% of the Fund’s consolidated net assets.

15. REGULATORY AND LITIGATION MATTERS

The Fund is not named as a defendant in any material litigation or arbitration proceedings and is not aware of any material litigation or claim pending or threatened against it.

The foregoing speaks only as of the date of this report.

16. FEDERAL INCOME TAX MATTERS

The Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

The Fund may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

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Notes to Financial Statements (Cont.)

In accordance with U.S. GAAP, the Adviser has reviewed the Fund’s tax positions for all open tax years. As of March 31, 2021, the Fund has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Fund files U.S. federal, state, and local tax returns as required. The Fund’s tax returns are subject to examination by relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

As of March 31, 2021, the components of distributable taxable earnings are as follows (amounts in thousands†):

	Undistributed Ordinary Income(1)	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation)(2)	Other Book-to-Tax Accounting Differences(3)	Accumulated Capital Losses(4)	Qualified Late-Year Loss Deferral - Capital(5)	Qualified Late-Year Loss Deferral - Ordinary(6)	Total Distributable Earnings

PIMCO Income Fund	$0	$0	$5,584,889	$(42,689)	$(4,879,824)	$0	$0	$662,376

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)	Includes undistributed short-term capital gains, if any.
(2)

Adjusted for open wash sale loss deferrals and accelerated recognition of unrealized gain on certain futures, options, and forward contracts for federal income tax purposes. Also adjusted for differences between book and tax realized and unrealized gain/loss on swap contracts, sale/buyback transactions, straddle loss deferrals, partnerships, interest accrued on defaulted securities, hyperinflationary investments, Treasury Inflation Protected Securities (TIPS), and residual interest.

(3)

Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America, mainly for organizational costs and distributions payable at fiscal year-end.

(4)	Capital losses available to offset future net capital gains expire in varying amounts as shown below.
(5)	Capital losses realized during the period November 1, 2020 through March 31, 2021 which the Fund elected to defer to the following taxable year pursuant to income tax regulations.
(6)

Specified losses realized during the period November 1, 2020 through March 31, 2021 and Ordinary losses realized during the period January 1, 2021 through March 31, 2021, which the Funds elected to defer to the following taxable year pursuant to income tax regulations.

Under the Regulated Investment Company Modernization Act of 2010, a fund is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law. As of March 31, 2021, the Fund had the following post-effective capital losses with no expiration (amounts in thousands†):

	Short-Term	Long-Term

PIMCO Income Fund	$4,360,308	$519,516

†	A zero balance may reflect actual amounts rounding to less than one thousand.

146	PIMCO INCOME FUND

March 31, 2021

As of March 31, 2021, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands†):

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)(7)

PIMCO Income Fund	$172,803,495	$11,243,566	($5,618,738)	$5,624,828

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(7)

Primary differences between book and tax net unrealized appreciation/(depreciation) are attributable to open wash sale loss deferrals, unrealized gain or loss on certain futures, options, and forward contracts, partnerships, realized and unrealized gain (loss) swap contracts, sale/buyback transactions, straddle loss deferrals, interest accrued on defaulted securities, hyperinflationary investments, Treasury Inflation Protected Securities (TIPS), and residual interest.

For the fiscal years ended March 31, 2021 and March 31, 2020, respectively, the Fund made the following tax basis distributions (amounts in thousands†):

	March 31, 2021			March 31, 2020

	Ordinary Income Distributions(8)	Long-Term Capital Gain Distributions	Return of Capital(9)	Ordinary Income Distributions(8)	Long-Term Capital Gain Distributions	Return of Capital(9)

PIMCO Income Fund	$2,596,386	$0	$2,995,295	$7,364,559	$0	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(8)	Includes short-term capital gains distributed, if any.
(9)

A portion of the distributions made represents a tax return of capital. Return of capital distributions have been reclassified from undistributed net investment income to paid-in capital to more appropriately conform financial accounting to tax accounting.

ANNUAL REPORT	MARCH 31, 2021	147

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of PIMCO Funds and Shareholders of PIMCO Income Fund

Opinion on the Financial Statements

We have audited the accompanying consolidated statement of assets and liabilities, including the consolidated schedule of investments, of PIMCO Income Fund and its subsidiary (one of the funds constituting PIMCO Funds, referred to hereafter as the “Fund”) as of March 31, 2021, the related consolidated statements of operations and cash flows for the year ended March 31, 2021, the consolidated statement of changes in net assets for each of the two years in the period ended March 31, 2021, including the related notes, and the financial highlights (consolidated) for each of the periods indicated therein (collectively referred to as the “consolidated financial statements”). In our opinion, the consolidated financial statements present fairly, in all material respects, the financial position of the Fund as of March 31, 2021, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period ended March 31, 2021 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These consolidated financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s consolidated financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these consolidated financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the consolidated financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements. Our procedures included confirmation of securities owned as of March 31, 2021 by correspondence with the custodian, transfer agent, brokers and agent banks; when replies were not received from brokers or agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Kansas City, Missouri

May 27, 2021

We have served as the auditor of one or more investment companies in PIMCO Funds since 1987.

148	PIMCO INCOME FUND

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:
AZD	Australia and New Zealand Banking Group	IND	Crédit Agricole Corporate and Investment Bank S.A.
BCY	Barclays Capital, Inc.	JML	JP Morgan Securities Plc
BOA	Bank of America N.A.	JPM	JP Morgan Chase Bank N.A.
BOM	Bank of Montreal	JPS	J.P. Morgan Securities LLC
BOS	BofA Securities, Inc.	MEI	Merrill Lynch International
BPG	BNP Paribas Securities Corp.	MYC	Morgan Stanley Capital Services LLC
BPS	BNP Paribas S.A.	MYI	Morgan Stanley & Co. International PLC
BRC	Barclays Bank PLC	NGF	Nomura Global Financial Products, Inc.
BSH	Banco Santander S.A. - New York Branch	NOM	Nomura Securities International Inc.
BSN	The Bank of Nova Scotia - Toronto	NXN	Natixis New York
CBK	Citibank N.A.	RBC	Royal Bank of Canada
CIB	Canadian Imperial Bank of Commerce	RCY	Royal Bank of Canada
CSN	Credit Suisse AG (New York)	RYL	NatWest Markets Plc
DBL	Deutsche Bank AG London	SAL	Citigroup Global Markets, Inc.
DUB	Deutsche Bank AG	SCX	Standard Chartered Bank, London
FAR	Wells Fargo Bank National Association	SOG	Societe Generale Paris
FBF	Credit Suisse International	SSB	State Street Bank and Trust Co.
FICC	Fixed Income Clearing Corporation	TDL	Toronto Dominion Bank London
GLM	Goldman Sachs Bank USA	TDM	TD Securities (USA) LLC
GSC	Goldman Sachs & Co. LLC	TOR	The Toronto-Dominion Bank
GST	Goldman Sachs International	UAG	UBS AG Stamford
HUS	HSBC Bank USA N.A.	UBS	UBS Securities LLC

Currency Abbreviations:
ARS	Argentine Peso	IDR	Indonesian Rupiah
AUD	Australian Dollar	INR	Indian Rupee
BRL	Brazilian Real	JPY	Japanese Yen
CAD	Canadian Dollar	MXN	Mexican Peso
CHF	Swiss Franc	NOK	Norwegian Krone
CLP	Chilean Peso	NZD	New Zealand Dollar
CNH	Chinese Renminbi (Offshore)	PEN	Peruvian New Sol
CNY	Chinese Renminbi (Mainland)	RUB	Russian Ruble
DKK	Danish Krone	SEK	Swedish Krona
EUR	Euro	TRY	Turkish New Lira
GBP	British Pound	USD (or $)	United States Dollar
HKD	Hong Kong Dollar	ZAR	South African Rand

Exchange Abbreviations:
CME	Chicago Mercantile Exchange	OTC	Over the Counter

Index/Spread Abbreviations:
ABX.HE	Asset-Backed Securities Index - Home Equity	EUR003M	3 Month EUR Swap Rate
BADLARPP	Argentina Badlar Floating Rate Notes	H15T1Y	1 Year US Treasury Yield Curve Constant Maturity Rate
BP0003M	3 Month GBP-LIBOR	LIBOR03M	3 Month USD-LIBOR
CDX.EM	Credit Derivatives Index - Emerging Markets	PRIME	Daily US Prime Rate
CDX.HY	Credit Derivatives Index - High Yield	PrimeX.ARM	Prime Mortgage-Backed Securities Index - Adjustable Rate Mortgage
CDX.IG	Credit Derivatives Index - Investment Grade	RUONIA	Ruble Overnight Index Average
CMBX	Commercial Mortgage-Backed Index	SONIO	Sterling Overnight Interbank Average Rate
CNREPOFIX	China Fixing Repo Rates 7-Day	US0003M	ICE 3-Month USD LIBOR

ANNUAL REPORT	MARCH 31, 2021	149

Glossary: (abbreviations that may be used in the preceding statements) (Cont.)

(Unaudited)

Other Abbreviations:
ABS	Asset-Backed Security	JIBAR	Johannesburg Interbank Agreed Rate
ALT	Alternate Loan Trust	LIBOR	London Interbank Offered Rate
BABs	Build America Bonds	Lunar	Monthly payment based on 28-day periods. One year consists of 13 periods.
BBR	Bank Bill Rate	OIS	Overnight Index Swap
BBSW	Bank Bill Swap Reference Rate	PIK	Payment-in-Kind
BTP	Buoni del Tesoro Poliennali “Long-term Treasury Bond”	REMIC	Real Estate Mortgage Investment Conduit
CDI	Brazil Interbank Deposit Rate	RMBS	Residential Mortgage-Backed Security
CDO	Collateralized Debt Obligation	TBA	To-Be-Announced
CLO	Collateralized Loan Obligation	TBD	To-Be-Determined
DAC	Designated Activity Company	TBD%	Interest rate to be determined when loan settles or at the time of funding
EURIBOR	Euro Interbank Offered Rate	TIIE	Tasa de Interés Interbancaria de Equilibrio “Equilibrium Interbank Interest Rate”

150	PIMCO INCOME FUND

Federal Income Tax Information

(Unaudited)

As required by the Internal Revenue Code (“Code”) and Treasury Regulations, if applicable, shareholders must be notified within 60 days of the Fund’s fiscal year end regarding the status of qualified dividend income and the dividend received deduction.

Dividend Received Deduction.  Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Fund’s dividend distribution that qualifies under tax law. The percentage of the following Fund’s Fiscal 2021 ordinary income dividend that qualifies for the corporate dividend received deduction is set forth below:

Qualified Dividend Income.  Under the Jobs and Growth Tax Relief Reconciliation Act of 2003, the following percentage of ordinary dividends paid during the fiscal year ended March 31, 2021 was designated as ‘qualified dividend income’ as defined in the Jobs and Growth Tax Relief Reconciliation Act of 2003 subject to reduced tax rates in 2021:

Qualified Interest Income and Qualified Short-Term Capital Gain (for non-U.S. resident shareholders only).  Under the American Jobs Creation Act of 2004, the following amounts of ordinary dividends paid during the fiscal year ended March 31, 2021 are considered to be derived from “qualified interest income,” as defined in Section 871(k)(1)(E) of the Code, and therefore are designated as interest-related dividends, as defined in Section 871(k)(1)(C) of the Code. Further, the following amounts of ordinary dividends paid during the fiscal year ended March 31, 2021 are considered to be derived from “qualified short-term capital gain,” as defined in Section 871(k)(2)(D) of the Code, and therefore are designated as qualified short-term gain dividends, as defined by Section 871(k)(2)(C) of the Code.

	Dividend Received Deduction %	Qualified Dividend Income %	Qualified Interest Income (000s†)	Qualified Short-Term Capital Gain (000s†)
PIMCO Income Fund	0%	0%	$2,596,386	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. In January 2022, you will be advised on IRS Form 1099-DIV as to the federal tax status of the dividends and distributions received by you in calendar year 2021.

Section 163(j) Interest Dividends.  The fund intends to pass through the maximum amount allowable as Section 163(j) Interest Dividends as defined in Proposed Treasury Section 1.163(j)-1(b). The 163(j) percentage of ordinary income distributions are as follows:

163 (j) Interest Dividends %

PIMCO Income Fund	0%

ANNUAL REPORT	MARCH 31, 2021	151

Distribution Information

For purposes of Section 19 of the Investment Company Act of 1940 (the “Act”), the Funds estimated the periodic sources of any dividends paid during the period covered by this report in accordance with good accounting practice. Pursuant to Rule 19a-1(e) under the Act, the table below sets forth the actual source information for dividends paid during the fiscal period ended March 31, 2021 calculated as of each distribution period pursuant to Section 19 of the Act. The information below is not provided for U.S. federal income tax reporting purposes. The tax character of all dividends and distributions is reported on Form 1099-DIV (for shareholders who receive U.S. federal tax reporting) at the end of each calendar year.

See the Financial Highlights section of this report for the tax characterization of distributions determined in accordance with federal income tax regulations for the fiscal year.

Institutional Class	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

October 2020	$0.0400	$0.0000	$0.0000	$0.0400

November 2020	$0.0400	$0.0000	$0.0000	$0.0400

December 2020	$0.0400	$0.0000	$0.0000	$0.0400

January 2021	$0.0400	$0.0000	$0.0000	$0.0400

February 2021	$0.0400	$0.0000	$0.0000	$0.0400

March 2021	$0.0400	$0.0000	$0.0000	$0.0400

I-2 Class	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

October 2020	$0.0390	$0.0000	$0.0000	$0.0390

November 2020	$0.0390	$0.0000	$0.0000	$0.0390

December 2020	$0.0390	$0.0000	$0.0000	$0.0390

January 2021	$0.0390	$0.0000	$0.0000	$0.0390

February 2021	$0.0390	$0.0000	$0.0000	$0.0390

March 2021	$0.0390	$0.0000	$0.0000	$0.0390

I-3 Class	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

October 2020	$0.0385	$0.0000	$0.0000	$0.0385

November 2020	$0.0385	$0.0000	$0.0000	$0.0385

December 2020	$0.0385	$0.0000	$0.0000	$0.0385

January 2021	$0.0385	$0.0000	$0.0000	$0.0385

February 2021	$0.0385	$0.0000	$0.0000	$0.0385

March 2021	$0.0385	$0.0000	$0.0000	$0.0385

Administrative Class	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

October 2020	$0.0376	$0.0000	$0.0000	$0.0376

November 2020	$0.0376	$0.0000	$0.0000	$0.0376

December 2020	$0.0375	$0.0000	$0.0000	$0.0375

January 2021	$0.0375	$0.0000	$0.0000	$0.0375

February 2021	$0.0375	$0.0000	$0.0000	$0.0375

March 2021	$0.0375	$0.0000	$0.0000	$0.0375

152	PIMCO INCOME FUND

(Unaudited)

Class A	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

October 2020	$0.0361	$0.0000	$0.0000	$0.0361

November 2020	$0.0361	$0.0000	$0.0000	$0.0361

December 2020	$0.0360	$0.0000	$0.0000	$0.0360

January 2021	$0.0360	$0.0000	$0.0000	$0.0360

February 2021	$0.0360	$0.0000	$0.0000	$0.0360

March 2021	$0.0360	$0.0000	$0.0000	$0.0360

Class C	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

October 2020	$0.0288	$0.0000	$0.0000	$0.0288

November 2020	$0.0288	$0.0000	$0.0000	$0.0288

December 2020	$0.0285	$0.0000	$0.0000	$0.0285

January 2021	$0.0284	$0.0000	$0.0000	$0.0284

February 2021	$0.0284	$0.0000	$0.0000	$0.0284

March 2021	$0.0285	$0.0000	$0.0000	$0.0285

Class R	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

October 2020	$0.0337	$0.0000	$0.0000	$0.0337

November 2020	$0.0337	$0.0000	$0.0000	$0.0337

December 2020	$0.0335	$0.0000	$0.0000	$0.0335

January 2021	$0.0334	$0.0000	$0.0000	$0.0334

February 2021	$0.0334	$0.0000	$0.0000	$0.0334

March 2021	$0.0335	$0.0000	$0.0000	$0.0335

*

The source of dividends provided in the table differs, in some respects, from information presented in this report prepared in accordance with generally accepted accounting principles, or U.S. GAAP. For example, net earnings from certain interest rate swap contracts are included as a source of net investment income for purposes of Section 19(a). Accordingly, the information in the table may differ from information in the accompanying financial statements that are presented on the basis of U.S. GAAP and may differ from tax information presented in the footnotes. Amounts shown may include accumulated, as well as fiscal period net income and net profits.

**	Occurs when a fund distributes an amount greater than its accumulated net income and net profits. Amounts are not reflective of a fund’s net income, yield, earnings or investment performance.

ANNUAL REPORT	MARCH 31, 2021	153

Management of the Trust

The charts below identify the Trustees and executive officers of the Trust. Unless otherwise indicated, the address of all persons below is 650 Newport Center Drive, Newport Beach, CA 92660.

The Funds’ Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at (888) 87-PIMCO or visit the Funds’ website at www.pimco.com.

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served†	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Public Company and Investment Company Directorships Held by Trustee During the Past 5 Years

Interested Trustees[1]

Peter G. Strelow (1970) Chairman of the Board and Trustee	05/2017 to present Chairman 02/2019 to present	Managing Director and Co-Chief Operating Officer, PIMCO. Senior Vice President of the Trust, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Chief Administrative Officer, PIMCO.	149	Chairman and Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT.

Kimberley G. Stafford (1978) Trustee	02/2021 to present	Managing Director and Global Head of Product Strategy, PIMCO; and Member of Executive Committee. Formerly, Head of Asia-Pacific, Global Head of Consultant Relations and Head of US Institutional and Alternatives Sales, PIMCO.	149	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT.

Independent Trustees
Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served†	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Public Company and Investment Company Directorships Held by Trustee During the Past 5 Years

George E. Borst (1948) Trustee	04/2015 to present	Executive Advisor, McKinsey & Company; Formerly, Executive Advisor, Toyota Financial Services; and CEO, Toyota Financial Services.	149	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, MarineMax Inc.

Jennifer Holden Dunbar (1963) Trustee	04/2015 to present	Managing Director, Dunbar Partners, LLC (business consulting and investments). Formerly, Partner, Leonard Green & Partners, L.P.	149	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, PS Business Parks; Director, Big 5 Sporting Goods Corporation.

Kym M. Hubbard (1957) Trustee	02/2017 to present	Formerly, Global Head of Investments, Chief Investment Officer and Treasurer, Ernst & Young.	149	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, State Auto Financial Corporation.

Gary F. Kennedy (1955) Trustee	04/2015 to present	Formerly, Senior Vice President, General Counsel and Chief Compliance Officer, American Airlines and AMR Corporation (now American Airlines Group).	149	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Peter B. McCarthy (1950) Trustee	04/2015 to present	Formerly, Assistant Secretary and Chief Financial Officer, United States Department of Treasury; Deputy Managing Director, Institute of International Finance.	149	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

154	PIMCO INCOME FUND

(Unaudited)

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served†	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Public Company and Investment Company Directorships Held by Trustee During the Past 5 Years

Ronald C. Parker (1951) Lead Independent Trustee	07/2009 to present Lead Independent Trustee - 02/2017 to present	Director of Roseburg Forest Products Company. Formerly, Chairman of the Board, The Ford Family Foundation; and President, Chief Executive Officer, Hampton Affiliates (forestry products).	149	Lead Independent Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

*	Unless otherwise noted, the information for the individuals listed is as of March 31, 2021.
[1]	Ms. Stafford and Mr. Strelow are “interested persons” of the Trust (as that term is defined in the 1940 Act) because of their affiliations with PIMCO.
†	Trustees serve until their successors are duly elected and qualified.

Executive Officers

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years†

Eric D. Johnson (1970) President	06/2019 to present	Executive Vice President and Head of Funds Business Group Americas, PIMCO. President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

David C. Flattum (1964) Chief Legal Officer	05/2019 to present	Managing Director and General Counsel, PIMCO. Chief Legal Officer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, Managing Director, Chief Operating Officer and General Counsel, Allianz Asset Management of America L.P.

Keisha Audain-Pressley (1975) Chief Compliance Officer	01/2020 to present	Executive Vice President and Deputy Chief Compliance Officer, PIMCO. Chief Compliance Officer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Joshua D. Ratner (1976)** Senior Vice President	05/2019 to present	Executive Vice President and Head of Americas Operations, PIMCO. Senior Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Peter G. Strelow (1970) Senior Vice President	06/2019 to present	Managing Director and Co-Chief Operating Officer, PIMCO. Senior Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Chief Administrative Officer, PIMCO.

Ryan G. Leshaw (1980) Vice President - Senior Counsel, Secretary	11/2018 to present	Executive Vice President and Senior Counsel, PIMCO. Vice President, Senior Counsel and Secretary, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Chief Legal Officer, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Associate, Willkie Farr & Gallagher LLP.

Wu-Kwan Kit (1981) Assistant Secretary	08/2017 to present	Senior Vice President and Senior Counsel, PIMCO. Assistant Secretary, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Vice President, Senior Counsel and Secretary, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Assistant General Counsel, VanEck Associates Corp.

Jeffrey A. Byer (1976) Vice President	02/2020 to present	Executive Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

ANNUAL REPORT	MARCH 31, 2021	155

Management of the Trust (Cont.)

(Unaudited)

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years†

Elizabeth A. Duggan (1964) Vice President	02/2021 to present	Executive Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Brian J. Pittluck (1977) Vice President	01/2020 to present	Senior Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Bijal Y. Parikh (1978) Treasurer	01/2021 to present	Senior Vice President, PIMCO. Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Erik C. Brown (1967)*** Assistant Treasurer	02/2001 to present	Executive Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Brandon T. Evans (1982) Assistant Treasurer	05/2019 to present	Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Colleen D. Miller (1980)** Assistant Treasurer	02/2017 to present	Senior Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Deputy Treasurer, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Jason J. Nagler (1982)*** Assistant Treasurer	05/2015 to present	Senior Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

H. Jessica Zhang (1973)** Assistant Treasurer	01/2020 to present	Senior Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

*	Unless otherwise noted, the information for the individuals listed is as of March 31, 2021.
†

The term “PIMCO-Sponsored Closed-End Funds” as used herein includes: PIMCO California Municipal Income Fund, PIMCO California Municipal Income Fund II, PIMCO California Municipal Income Fund III, PIMCO Municipal Income Fund, PIMCO Municipal Income Fund II, PIMCO Municipal Income Fund III, PIMCO New York Municipal Income Fund, PIMCO New York Municipal Income Fund II, PIMCO New York Municipal Income Fund III, PCM Fund Inc., PIMCO Corporate & Income Opportunity Fund, PIMCO Corporate & Income Strategy Fund, PIMCO Dynamic Credit and Mortgage Income Fund, PIMCO Dynamic Income Fund, PIMCO Dynamic Income Opportunities Fund, PIMCO Energy and Tactical Credit Opportunities Fund, PIMCO Global StocksPLUS® & Income Fund, PIMCO High Income Fund, PIMCO Income Opportunity Fund, PIMCO Income Strategy Fund, PIMCO Income Strategy Fund II and PIMCO Strategic Income Fund, Inc.; the term “PIMCO-Sponsored Interval Funds” as used herein includes: PIMCO Flexible Credit Income Fund and PIMCO Flexible Municipal Income Fund.

**	The address of these officers is Pacific Investment Management Company LLC, 1633 Broadway, New York, New York 10019.
***	The address of these officers is Pacific Investment Management Company LLC, 401 Congress Ave., Austin, Texas 78701.

156	PIMCO INCOME FUND

Privacy Policy1

(Unaudited)

The Funds2,3 consider customer privacy to be a fundamental aspect of their relationships with shareholders and are committed to maintaining the confidentiality, integrity and security of their current, prospective and former shareholders’ non-public personal information. The Funds have developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

Obtaining Non-Public Personal Information

In the course of providing shareholders with products and services, the Funds and certain service providers to the Funds, such as the Funds’ investment advisers or sub-advisers (“Advisers”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial professional or consultant, and/or from information captured on applicable websites.

Respecting Your Privacy

As a matter of policy, the Funds do not disclose any non-public personal information provided by shareholders or gathered by the Funds to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Funds. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. The Funds or their affiliates may also retain non-affiliated companies to market Fund shares or products which use Fund shares and enter into joint marketing arrangements with them and other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Funds may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm and/or financial professional or consultant.

Sharing Information with Third Parties

The Funds reserve the right to disclose or report personal or account information to non-affiliated third parties in limited circumstances where the Funds believe in good faith that disclosure is required under law, to cooperate with regulators or law enforcement authorities, to protect their rights or property, or upon reasonable request by any Fund in which a shareholder has invested. In addition, the Funds may disclose information about a shareholder or a shareholder’s accounts to a non-affiliated third party at the shareholder’s request or with the consent of the shareholder.

Sharing Information with Affiliates

The Funds may share shareholder information with their affiliates in connection with servicing shareholders’ accounts, and subject to applicable law may provide shareholders with information about products and services that the Funds or their Advisers, distributors or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Funds may share may include, for example, a shareholder’s participation in the Funds or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), information about the Funds’ experiences or transactions with a shareholder, information captured on applicable websites, or other data about a shareholder’s accounts, subject to applicable law. The Funds’ Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

ANNUAL REPORT	MARCH 31, 2021	157

Privacy Policy1 (Cont.)

(Unaudited)

Procedures to Safeguard Private Information

The Funds take seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Funds have implemented procedures that are designed to restrict access to a shareholder’s non-public personal information to internal personnel who need to know that information to perform their jobs, such as servicing shareholder accounts or notifying shareholders of new products or services. Physical, electronic and procedural safeguards are in place to guard a shareholder’s non-public personal information.

Information Collected from Websites

The Funds or their service providers and partners may collect information from shareholders via websites they maintain. The information collected via websites maintained by the Funds or their service providers includes client non-public personal information.

Changes to the Privacy Policy

From time to time, the Funds may update or revise this privacy policy. If there are changes to the terms of this privacy policy, documents containing the revised policy on the relevant website will be updated.

1 Amended as of June 25, 2020.

2 PIMCO Investments LLC (“PI”) serves as the Funds’ distributor and does not provide brokerage services or any financial advice to investors in the Funds solely because it distributes the Funds. This Privacy Policy applies to the activities of PI to the extent that PI regularly effects or engages in transactions with or for a shareholder of a series of a Trust who is the record owner of such shares. For purposes of this Privacy Policy, references to “the Funds” shall include PI when acting in this capacity.

3 When distributing this Policy, a Fund may combine the distribution with any similar distribution of its investment adviser’s privacy policy. The distributed, combined, policy may be written in the first person (i.e. by using “we” instead of “the Funds”).

158	PIMCO INCOME FUND

Liquidity Risk Management Program

(Unaudited)

In compliance with Rule 22e-4 (the “Liquidity Rule”) under the Investment Company Act of 1940, as amended (“1940 Act”), PIMCO Funds (the “Trust”) has adopted and implemented a liquidity risk management program (the “Program”) for each series of the Trust (each a “Fund” and collectively, the “Funds”) not regulated as a money market fund under 1940 Act Rule 2a-7, which is reasonably designed to assess and manage the Funds’ liquidity risk. The Trust’s Board of Trustees (the “Board”) previously approved the designation of the PIMCO Liquidity Risk Committee (the “Administrator”) as Program administrator. The PIMCO Liquidity Risk Committee consists of senior members from certain PIMCO business areas, such as Portfolio Risk Management, Americas Operations, Compliance, Account Management and Portfolio Management, and is advised by members of PIMCO Legal.

A Fund’s “liquidity risk” is the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of the remaining investors’ interests in the Fund. In accordance with the Program, each Fund’s liquidity risk is assessed no less frequently than annually taking into consideration a variety of factors, including, as applicable, the Fund’s investment strategy and liquidity of portfolio investments, cash flow projections, and holdings of cash and cash equivalents, as well as borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions. Each Fund portfolio investment is classified into one of four liquidity categories (including “highly liquid investments” and “illiquid investments,” discussed below) based on a determination of the number of days it is reasonably expected to take to convert the investment to cash, or sell or dispose of the investment, in current market conditions without significantly changing the investment’s market value. Each Fund has adopted a “Highly Liquid Investment Minimum” (or “HLIM”), which is a minimum amount of Fund net assets to be invested in highly liquid investments that are assets. As required under the Liquidity Rule, each Fund’s HLIM is periodically reviewed, no less frequently than annually, and the Funds have adopted policies and procedures for responding to a shortfall of a Fund’s highly liquid investments below its HLIM. The Liquidity Rule also limits the Funds’ investments in illiquid investments by prohibiting a Fund from acquiring any illiquid investment if, immediately after the acquisition, the Fund would have invested more than 15% of its net assets in illiquid investments that are assets. Certain non-public reporting is generally required if a Fund’s holdings of illiquid investments that are assets were to exceed 15% of Fund net assets.

At a meeting of the Board held on February 9-10, 2021, the Board received a report (the “Report”) from the Administrator addressing the Program’s operation and assessing the adequacy and effectiveness of its implementation for the period from December 1, 2019 through December 31, 2020. The Report reviewed the operation of the Program’s components during such period, noted the March-April 2020 market conditions and associated monitoring by the Administrator, and stated that the Program is operating effectively to assess and manage each Fund’s liquidity risk and that the Program has been and continues to be adequately and effectively implemented to monitor and, as applicable, respond to the Funds’ liquidity developments. This has remained true for the 12-month reporting period ended March 31, 2021.

ANNUAL REPORT	MARCH 31, 2021	159

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, MO 64105

Transfer Agent

DST Asset Manager Solutions, Inc.

Institutional Class, I-2, I-3, Administrative Class

430 W 7th Street STE 219024

Kansas City, MO 64105-1407

DST Asset Manager Solutions, Inc.

Class A, Class C, Class R

430 W 7th Street STE 219294

Kansas City, MO 64105-1407

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the Fund listed on the Report cover.

PF3013AR_033121

Item 2.	Code of Ethics.

As of the end of the period covered by this report, the Registrant has adopted a code of ethics (the “Code”) that applies to the Registrant’s principal executive officer and principal financial officer. The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code to the principal executive officer or principal financial officer during the period covered by this report.

A copy of the Code is included as an exhibit to this report.

Item 3.	Audit Committee Financial Expert.

The Board of Trustees has determined that Peter B. McCarthy, who serves on the Board’s Audit Committee, qualifies as an “audit committee financial expert” as such term is defined in the instructions to this Item 3. The Board has also determined that Mr. McCarthy is “independent” as such term is interpreted under this Item 3.

Item 4.	Principal Accountant Fees and Services.

(a)	Fiscal Year Ended	Audit Fees
	March 31, 2021	$6,291,816
	March 31, 2020	$5,512,663

(b)	Fiscal Year Ended	Audit-Related Fees(1)
	March 31, 2021	$—
	March 31, 2020	$—

(c)	Fiscal Year Ended	Tax Fees
	March 31, 2021	$—
	March 31, 2020	$29,000

(d)	Fiscal Year Ended	All Other Fees (2)
	March 31, 2021	$—
	March 31, 2020	$—

“Audit Fees” represents aggregate fees billed for each of the last two fiscal years for professional services rendered for the audit of the PIMCO Funds (the “Trust” or “Registrant”) annual financial statements or services that are normally provided by the accountant in connection with statutory or regulatory filings or engagements for those fiscal years.

“Audit-Related Fees” represents aggregate fees billed for each of the last two fiscal years for assurance and related services reasonably related to the performance of the audit of the Trust’s annual financial statements for those years.

“Tax Fees” represents aggregate fees billed for each of the last two fiscal years for professional services related to tax compliance, tax advice and tax planning, including review of federal and state income tax returns, review of excise tax distribution requirements and preparation of excise tax returns.

“All Other Fees” represents aggregate fees, if any, billed for other products and services rendered by the principal accountant to the Trust for the last two fiscal years.

(1)	There were no “Audit-Related Fees” for the last two fiscal years.
(2)	There were no “All Other Fees” for the last two fiscal years.

(e)	Pre-approval policies and procedures

(1) The Registrant’s Audit Committee has adopted pre-approval policies and procedures (the “Procedures”) to govern the Audit Committee’s pre-approval of (i) all audit services and permissible non-audit services to be provided to the Registrant by its independent accountant, and (ii) all permissible non-audit services to be provided by such independent accountant to the Registrant’s investment adviser and to any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant (collectively, the

“Service Affiliates”) if the services provided directly relate to the Registrant’s operations and financial reporting. In accordance with the Procedures, the Audit Committee is responsible for the engagement of the independent accountant to certify the Registrant’s financial statements for each fiscal year. With respect to the pre-approval of non-audit services provided to the Registrant and its Service Affiliates, the Procedures provide that the Audit Committee may annually pre-approve a list of types or categories of non-audit services that may be provided to the Registrant or its Service Affiliates, or the Audit Committee may pre-approve such services on a project-by-project basis as they arise. Unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee if it is to be provided by the independent accountant. The Procedures also permit the Audit Committee to delegate authority to one or more of its members to pre-approve any proposed non-audit services that have not been previously pre-approved by the Audit Committee, subject to the ratification by the full Audit Committee no later than its next scheduled meeting.

(2) With respect to the services described in paragraphs (b) through (d) of this Item 4, no amount was approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable.

(g)

	Aggregate Non-Audit Fees Billed to Entity
Entity	March 31, 2021	March 31, 2020
PIMCO Funds	$—	$29,000
Pacific Investment Management Company LLC (“PIMCO”)	18,878,070	12,074,737

Totals	$18,878,070	$12,103,737

(h)

The Registrant’s Audit Committee has considered whether the provision of non-audit services that were rendered to the Registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant which were not pre-approved (not requiring pre-approval) is compatible with maintaining the principal accountant’s independence.

(i)	Not applicable.

(j)	Not applicable.

Item 5.	Audit Committee of Listed Registrants.

The Registrant has a separately-designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. The Audit Committee is comprised of:

George E. Borst

Jennifer Holden Dunbar

Kym M. Hubbard

Gary F. Kennedy

Peter B. McCarthy

Ronald C. Parker

Item 6.	Schedule of Investments.

The information required by this Item 6 is included as part of the annual reports to shareholders filed under Item 1 of this Form N-CSR.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Trust’s Board of Trustees since the Trust last provided disclosure in response to this item.

Item 11.	Controls and Procedures.

(a)

The principal executive officer and principal financial & accounting officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act) provide reasonable assurances that material information relating to the Registrant is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing of this report.

(b)

There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the last fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 13.	Exhibits.

(a)(1)	Exhibit 99.CODE—Code of Ethics pursuant to Section 406 of the Sarbanes-Oxley Act of 2002.

(a)(2)	Exhibit 99.CERT—Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.

(a)(3)	Not applicable for open-end investment companies.

(a)(4)	There was no change in the registrant’s independent public accountant for the period covered by the report.

(b)	Exhibit 99.906CERT—Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

PIMCO Funds

By:	/s/ Eric D. Johnson
Eric D. Johnson
President (Principal Executive Officer)

Date:	June 3, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Eric D. Johnson
Eric D. Johnson
President (Principal Executive Officer)

Date:	June 3, 2021

By:	/s/ Bijal Y. Parikh
Bijal Y. Parikh
Treasurer (Principal Financial & Accounting Officer)

Date:	June 3, 2021